UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07953

EQ ADVISORS TRUST

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

WILLIAM T. MACGREGOR, ESQ.

Executive Vice President, General Counsel and Secretary

Equitable Investment Management Group, LLC

1290 Avenue of the Americas

New York, New York 10104

(Name and Address of Agent for Service)

Copies to:

MARK C. AMOROSI, ESQ.

K&L Gates LLP

1601 K Street N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (212) 314-5329

Date of fiscal year end: December 31

Date of reporting period: January 1, 2020 - December 31, 2020

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

EQ Advisors Trust

Annual Report

December 31, 2020

EQ Advisors Trust Annual Report

December 31, 2020

2020 Market Overview

The global markets in 2020 were shocked by the COVID-19 pandemic and geopolitical uncertainty.

The year started with a positive tone for risk assets, but the COVID-19 virus quickly spread across the globe and sparked a massive risk-off move. Economic activity ground to a standstill and joblessness surged. In late March, the U.S. saw a record number of initial claims as 3.3 million people filed for unemployment benefits. The U.S. Federal Reserve provided significant support by reducing interest rates in March. Falling Treasury yields across the curve — along with lower government bond yields globally — supported a quick turnaround in investor sentiment.

As the year wore on, generally positive market sentiment drove market advances in July and August despite a resurgence in global COVID-19 cases. However, September marked a reversal as market participants grappled with renewed concerns over the pandemic and persistent political impasses regarding additional fiscal stimulus. After November, developments supported a risk-on tone. In Europe, the European Central Bank and the Bank of England announced record quantitative easing and monetary stimulus programs. Furthermore, Europe and the U.K. finally reached a trade deal in the fourth quarter, after a turbulent year of trade negotiations that led to a seesaw in risk sentiment. Finally, the markets reacted positively to the U.S. election results, with Joe Biden’s victory perceived as an indicator of more stable internal and external government policies.

Fixed-income Markets

In the bond market, initial fears of the coronavirus outbreak and its economic toll drove unprecedented levels of volatility. However monetary accommodation eased fears, as the Fed cut the policy rate to 0% and pledged to buy as much government-backed debt as needed to bolster the markets for housing and Treasury bonds. Furthermore, it announced it would buy corporate bonds, including the riskiest investment-grade debt, for the first time in its history. In the fourth quarter, a U.S. vaccine rollout and the passage of a second stimulus package combined with Fed actions to drive generally positive returns for bonds, and less of a difference between higher- and lower-quality yields than had been seen earlier.

U.S. Equity Markets

In the equity markets, the first quarter saw the CBOE Volatility Index, which measures near-term stock market volatility, surge to its highest level since the financial crisis. The S&P 500 Index experienced its quickest bear market contraction on record. By the second quarter, the U.S. delivered coordinated fiscal and monetary support enough to offset the estimated initial shock from the pandemic and spillovers to the full economy. This appeared to support U.S. stock market outperformance compared to other faltering regions, with a sharper recovery from the troughs of late March. Towards the end of the second quarter, government measures to contain the virus were gradually lifted in many states, boosting activity and employment.

In the third quarter, U.S. stocks continued their recovery over July and August and kept on recording all-time highs until early September, when valuation concerns spooked market volatility and led to a market sell-off. COVID-19 continued to dominate the markets in the third quarter but the easing of restrictions, coupled with a temporary drop in the number of new cases in the U.S. supported a market recovery in the face of spikes in volatility. At the end of the year, the threat of sharply rising COVID-19 cases in the U.S. was offset by positive vaccine news and an announcement of a stimulus package in late December, which supported the market’s positive performance.

International markets

Developed markets, as represented by the MSCI EAFE Index, rallied in 2020, from a U.S. dollar perspective.

For the first quarter, Japan outperformed other Asian nations, while Singapore and Australia suffered from record drawdowns on coronavirus fears. In continental Europe, the economy was viewed as particularly vulnerable to global supply chain disruptions, posing downside risks to growth. Macro data across the European region showed a significant negative impact from disruptions, as export orders sharply declined and the Eurozone March manufacturing levels hit the lowest point since July 2012.

In the second quarter, developed markets advanced sharply amid fiscal and monetary stimulus, combined with the reopening of economies. In continental Europe, Germany outperformed with stronger government support while Italy, Switzerland and Spain lagged. U.K. equities started the year strong, but underperformed the region as the crisis deepened. Australia led strong gains in the Asia/Pacific region. In the third quarter, developed international markets continued their recovery but at a slower pace. As in the U.S. the easing of restrictions and supportive fiscal and monetary policies helped the recovery despite a drop toward the end of the quarter as concerns about a third wave in the developed countries started to arise. The low inflation rate, euro appreciation, and slower recovery signs shown in economic data started to surface toward the second half of the quarter.

Developed markets closed out the year with a rally. Despite the rising numbers of COVID-19 cases in Europe and reports of the newly discovered strain of the virus in the U.K., international equities posted strong performance. Additionally, the Biden victory gave market participants hope for increased trade prospects between the U.S. and its counterparties. As in the U.S., vaccination news also boosted performance in all developed international markets.

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the EQ Advisors Trust Portfolios (“the Portfolios”) as shown on the following pages compares each Portfolio’s performance to that of a broad-based securities index. Each of the Portfolio’s annualized rates of return is net of investment management fees and expenses of the Portfolio. Rates of return are not representative of the actual return you would receive under your variable life insurance policy or annuity contract. No policyholder or contract holder can invest directly in the Portfolios. Changes in policy values depend not only on the investment performance of the Portfolios, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under a policy. These policy charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses. Each of the Portfolios has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Portfolio will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Growth of $10,000 Investment

The charts shown on the following pages illustrate the total value of an assumed investment in Class IA, Class IB and/or Class K shares of each Portfolio of the EQ Advisors Trust. The periods illustrated are from the inception dates shown, or for a ten year period if the inception date is prior to December 31, 2010, through December 31, 2020. These results assume reinvestment of dividends and capital gains. The total value shown for each Portfolio reflects management fees and operating expenses of the Portfolios and 12b-1 fees which are applicable to Class IB shares. Effective January 1, 2012, 12b-1 fees are applicable to Class IA shares. 12b-1 fees are not applicable to Class K shares. The values have not been adjusted for insurance-related charges and expenses associated with life insurance policies or annuity contracts, which would lower the total values shown. Results should not be considered representative of future gains or losses.

The Benchmarks

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with actively- managed funds. An investment cannot be made directly in a broad-based securities index. Comparisons with these benchmarks, therefore, are of limited use. They are included because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings.

50% S&P 500® Energy Index/50% S&P 500® Equal Weight Energy Index

The index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the S&P 500® Energy Index, which is comprised of those companies included in the S&P 500® Index that are classified as members of the Global Industry Classification Standard (GICS®) energy sector, at a weighting of 50%, and the S&P 500® Equal Weight Energy Index, which imposes equal weights on the index constituents included in the S&P 500® Index that are classified in the GICS® energy sector, at a weighting of 50%.

Bloomberg Barclays Global Aggregate Index

An index which provides a broad-based measure of the global investments grade fixed income markets, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Bloomberg Barclays U.S. Intermediate Treasury Index

An index which measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index.

Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index

An unmanaged index that includes U.S. dollar-denominated, investment-grade, fixed rate, taxable securities issued by industrial, utility and financial companies, with maturities between 5 and 10 years.

Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index

An unmanaged index of securities consisting of all U.S. Treasury securities that have remaining maturities of 7 to 10 years.

Bloomberg Barclays U.S. Aggregate Bond Index

An index which covers the U.S. dollar denominated investment- grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass throughs, asset-backed securities and commercial mortgage-backed securities.

Bloomberg Barclays U.S. Intermediate Government Bond Index

An unmanaged index of securities consisting of all U.S. Treasury and agency securities with remaining maturities of from one to ten years.

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index

An unmanaged, market value weighted index which includes Treasuries, government-related issues (i.e.,

NOTES ON PERFORMANCE (Unaudited)

agency, sovereign, supranational, and local authority debt), and corporates with maturities of one to 10 years.

Bloomberg Barclays U.S. Treasury Bond 3-7 Year Index

An unmanaged index of securities which measures the performance of government bonds issued by the U.S. Treasury that have a remaining maturity of more than three years and less than seven years.

Bloomberg Barclays World Government Inflation- Linked Bond Index

An index which measures the performance of the major government inflation-linked bond markets. The index is designed to include only those markets in which a global government linked fund is likely and able to invest. To be included a market must have aggregate issuance of $4 billion or more and have minimum rating of A3/A- for G7 and Eurozone issuers, Aa3/AA- otherwise, using the middle rating from Moody’s, S&P and Fitch (“two out of three” rule).

Bloomberg Barclays U.S. TIPS Index

An unmanaged index comprised of all U.S. Treasury Inflation Protected Securities (TIPS) rated investment grade or better (Baa3 or better), having at least one year to final maturity and at least $250 million par amount outstanding.

Dow Jones Global Utilities Index

An index which is a subset of the Dow Jones Global Index, which targets 95% coverage of markets that are open to foreign investors, and it represents the utilities industry as defined by ICB.

DJ EuroSTOXX 50® Index (“EuroSTOXX 50”)

Europe’s leading blue-chip index for the Eurozone, provides a blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Energy Select Sector Index

A highly liquid sector benchmark which tracks the Global Industry Classification Standard (GICS®) Energy sector of the S&P 500® Index.

FTSE 100 Index (“FTSE 100”)

A market capitalization weighted index representing the performance of the 100 largest blue chip companies, listed on the London Stock Exchange, which meet the FTSE’s size and liquidity screening.

FTSE EPRA/NAREIT Developed Index

An index which is designed to measure the performance of listed real estate companies and REITs worldwide.

FTSE EPRA/NAREIT Global (Net) Index

An index which is designed to track the performance of listed real estate companies and REITs in both developed and emerging markets.

FTSE NAREIT All Equity REITs Index

FTSE NAREIT All Equity REITs Index measures the performance of all taxqualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. A REIT is a company that owns, and in most cases, operates income-producing real estate.

ICE BofA 1-year U.S. Treasury Note Index

An index which measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of 1-year.

ICE BofA 3-Month U.S. Treasury Bill Index

An index which measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

ICE BofA U.S. Convertible Index

An index which consists of U.S. dollar denominated investment grade and non-investment grade convertible securities sold into the U.S. market and publicly traded in the United States. The Index constituents are market value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.

ICE BofA U.S. High Yield Index

An index which tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. It is capitalization-weighted.

International Proxy Index

An index that is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the DJ EuroSTOXX 50® Index at a weighting of 40%, the FTSE 100 Index at a weighting of 25%, the TOPIX Index at a weighting of 25% and the S&P/ASX 200 Index at a weighting of 10%.

Morgan Stanley Capital International (MSCI) AC World (Net) Index (“MSCI ACWI” or “MSCI AC World (Net) Index”)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets and 23

NOTES ON PERFORMANCE (Unaudited)

emerging markets. The index covers approximately 85% of the global investment opportunities.

Morgan Stanley Capital International (MSCI) ACWI ex U.S. Growth (Net) Index

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 developed markets (excluding the U.S.) and 23 emerging markets and has growth style characteristics.

Morgan Stanley Capital International (MSCI) ACWI Minimum Volatility (Net) Index

An index which aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid cap equities across 23 developed markets and 23 emerging markets countries. The index is calculated by optimizing the MSCI ACWI Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI ACWI Index.

Morgan Stanley Capital International (MSCI) EAFE® Index (“MSCI EAFE® Index”)

A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Morgan Stanley Capital International (MSCI) EAFE® Value (Net) Index

A free float-adjusted market capitalization index that is designed to measure the equity market performance of large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) Emerging Markets (Gross Dividends) IndexSM (“MSCI EM (Gross Div) Index”)

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. “Free” MSCI indices exclude those shares not purchasable by foreign investors.

Morgan Stanley Capital International (MSCI) Emerging Markets (Net Dividends) IndexSM

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Morgan Stanley Capital International (MSCI) KLD 400 Social Index

A capitalization weighted index of 400 U.S. securities that provides exposure to companies with outstanding Environmental, Social and Governance (ESG) ratings and excludes companies whose products have negative social or environmental impacts.

Morgan Stanley Capital International (MSCI) World Commodity Producers (Net) Index

A free float-adjusted market capitalization index designed to reflect the performance of listed commodity producers across three industry (or sub-industry) categories as defined by the Global Industry Classification Standard (GICS®): energy, metals and agriculture.

Morgan Stanley Capital International (MSCI) World (Net) Index (“MSCI World (Net) Index”)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 23 developed market country indexes.

MSCI ACWI Energy (Net) Index

Morgan Stanley Capital International (MSCI) ACWI Energy (Net) Index includes large and mid-cap securities across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. All securities in the index are classified in the Energy sector as per the Global Industry Classification Standard (GICS®).

MSCI ACWI Utilities (Net) Index

Morgan Stanley Capital International (MSCI) ACWI Utilities (Net) Index captures large and mid-cap representation across 23 Developed Markets (DM) and 26 Emerging Markets (EM) countries. All securities in the index are classified in the Utilities sector as per the Global Industry Classification Standard (GICS®).

MSCI World 100% Hedged to USD Index

An index that represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI World Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month Forward weight. The parent index is composed of large and mid cap stocks across 23 Developed Markets (DM) countries and its local performance is calculated in 13 different currencies, including the Euro.

NOTES ON PERFORMANCE (Unaudited)

Russell 1000® Index

An index which measures the performance of approximately 1,000 of the largest companies in the Russell 3000® Index, and represents approximately 92% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 1000® Growth Index

An index which measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 1000® Value Index

An index which measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 2000® Index

An unmanaged index which measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 2000® Growth Index

An index which measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 2000® Value Index

An index which measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 2500™ Index

An index which measures the performance of approximately 2,500 of the smallest companies in the Russell 3000® Index. It is market-capitalization weighted.

Russell 2500™ Growth Index

An index which measures the performance of those Russell 2500™ Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 2500™ Value Index

An index which measures the performance of those Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Russell 3000® Index

An index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. It is market-capitalization weighted.

Russell 3000® Growth Index

An index which measures the performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell 3000® Health Care Index

An unmanaged index representative of companies involved in medical services or health care in the Russell 3000® Index.

Russell Microcap® Index

An index which measures the performance of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap, which represents less than 3% of the U.S. equity market. It is market-capitalization weighted.

Russell Midcap® Growth Index

An index which measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

Russell Midcap® Value Index

An index which measures the performance of those

Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

Shiller Barclays Cyclically Adjusted Price-to-Earnings (CAPE) Total Return Index aims to identify undervalued sectors in the large-cap equity market based on a modified CAPE® ratio, which is designed to assess longer term equity valuations by using an inflation adjusted earnings horizon.

Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”)

A weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is market-capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Standard & Poor’s Long-Only Merger Arbitrage Index

An index which seeks to model a risk arbitrage strategy that exploits commonly observed price changes associated with mergers. The index is comprised of a maximum of 40 large and liquid stocks that are active targets in pending merger deals.

Standard & Poor’s MidCap 400® Index (“S&P MidCap 400® Index”)

A weighted index of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The index captures approximately 7% of the U.S. equities market. The index returns reflect the reinvestment of dividends.

NOTES ON PERFORMANCE (Unaudited)

S&P North American Technology Sector Index

A modified capitalization-weighted index composed of U.S. traded securities classified under the Global Industry Classification Standard (GICS®) technology (sector) and Internet retail (sub-industry).

TOPIX Index (“TOPIX”)

A free-float adjusted capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section.

The below hypothetical composite benchmarks were created by Equitable Investment Management Group, LLC, the Trust’s investment manager, to show how the performance of certain Portfolios compares with the return of an index or indices. There is no guarantee that any Portfolio will outperform these or any benchmarks. Portions of a hypothetical composite index against which a Portfolio’s performance is measured were created by Equitable Investment Management Group, LLC to show how a Portfolio’s performance compares with the returns of an index.

EQ/All Asset Growth Allocation Index

The EQ/All Asset Growth Allocation Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index at a weighting of 25%, the MSCI EAFE® Index at a weighting of 20%, the S&P Mid Cap 400® Index at a weighting of 10%, the S&P 500® Index at a weighting of 17%, the Russell 2000® Index at a weighting of 8%, the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 15%, and the FTSE NAREIT All Equity REITs Index at a weighting of 5%.

EQ/Aggressive Growth Strategy Index

EQ/Aggressive Growth Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 17%, the MSCI EAFE® Index at a weighting of 13%, the S&P MidCap 400® Index at a weighting of 13%, the S&P 500® Index at a weighting of 41%, the Russell 2000® Index at a weighting of 13% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 3%.

EQ/Growth Strategy Index

EQ/Growth Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 25%, the MSCI EAFE® Index at a weighting of 12%, the S&P MidCap 400® Index at a weighting of 12%, the S&P 500® Index at a weighting of 34%, the Russell 2000® Index at a weighting of 12% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 5%.

EQ/Moderate Growth Strategy Index

EQ/Moderate Growth Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 33%, the MSCI EAFE® Index at a weighting of 10%, the S&P Mid Cap 400® Index at a weighting of 10%, the S&P 500® Index at a weighting of 30%, the Russell 2000® Index at a weighting of 10% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 7%.

EQ/Balanced Strategy Index

EQ/Balanced Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 42%, the MSCI EAFE® Index at a weighting of 8%, the S&P MidCap 400® Index at a weighting of 8%, the S&P 500® Index at a weighting of 26%, the Russell 2000® Index at a weighting of 8% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 8%.

EQ/Conservative Growth Strategy Index

EQ/Conservative Growth Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 50%, the MSCI EAFE® Index at a weighting of 7%, the S&P MidCap 400® Index at a weighting of 7%, the S&P 500® Index at a weighting of 19%, the Russell 2000® Index at a weighting of 7% and the ICE BofA 3- Month U.S. Treasury Bill Index at a weighting of 10%.

EQ/Conservative Strategy Index

EQ/Conservative Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 66%, the MSCI EAFE® Index at a weighting of 3%, the S&P MidCap 400® Index at a weighting of 3%, the S&P 500® Index at a weighting of 11%, the Russell 2000® Index at a weighting of 3% and the ICE BofA 3-Month U.S. Treasury Bill Index at a weighting of 14%.

EQ/Ultra Conservative Strategy Index

EQ/Ultra Conservative Strategy Index is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 90%, the MSCI EAFE® Index at a weighting of 1.5%, the S&P MidCap 400® Index at a weighting of 1.5%, the S&P 500® Index at a weighting of 5.5%, and the Russell 2000® Index at a weighting of 1.5%.

NOTES ON PERFORMANCE (Unaudited)

1290 VT Moderate Growth Allocation Index

An Index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index at a weighting of 40%, the MSCI EAFE® Index at a weighting of 18%, the S&P MidCap 400® Index at a weighting of 5%, the S&P 500® Index at a weighting of 35%, and the Russell 2000® Index at a weighting of 2%.

EQ/AB Dynamic Aggressive Growth Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 20%, the MSCI EAFE® Index at a weighting of 24%, the S&P MidCap 400® Index at a weighting of 5%, the S&P 500® Index at a weighting of 46% and the Russell 2000® Index at a weighting of 5%.

EQ/AB Dynamic Growth Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 30%, the MSCI EAFE® Index at a weighting of 21%, the S&P MidCap 400® Index at a weighting of 4%, the S&P 500® Index at a weighting of 41% and the Russell 2000® Index at a weighting of 4%.

EQ/AB Dynamic Moderate Growth Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 20%, the MSCI EAFE® Index at a weighting of 24%, the S&P MidCap 400® Index at a weighting of 5%, the S&P 500® Index at a weighting of 46% and the Russell 2000® Index at a weighting of 5%.

EQ/American Century Moderate Growth Allocation Index

An Index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index at a weighting of 40%, the MSCI EAFE® Index at a weighting of 18%, the S&P MidCap 400® Index at a weighting of 3%, the S&P 500® Index at a weighting of 36%, and the Russell 2000® Index at a weighting of 3%.

EQ/AXA Investment Managers Moderate Allocation Index

An Index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index at a weighting of 45%, the MSCI EAFE® Index at a weighting of 13%, the S&P MidCap 400® Index at a weighting of 5%, the S&P 500® Index at a weighting of 33%, and the Russell 2000® Index at a weighting of 4%.

EQ/First Trust Moderate Growth Allocation Index

An Index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index at a weighting of 40%, the MSCI EAFE® Index at a weighting of 11.66%, the S&P MidCap 400® Index at a weighting of 11.67%, the S&P 500® Index at a weighting of 25%, and the Russell 2000® Index at a weighting of 11.67%.

EQ/Goldman Sachs Growth Allocation Index

An Index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI World 100% Hedged to USD Index at a weighting of 70% and the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index at a weighting of 30%.

EQ/Goldman Sachs Moderate Growth Allocation Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI World 100% Hedged to USD Index at a weighting of 60% and the Bloomberg Barclays U.S. 7-10 Year Treasury Bond Index at a weighting of 40%.

EQ/Invesco Moderate Growth Allocation Index

An Index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index at a weighting of 40%, the MSCI EAFE® Index at a weighting of 24%, the S&P MidCap 400® Index at a weighting of 4%, the S&P 500® Index at a weighting of 28%, and the Russell 2000® Index at a weighting of 4%.

EQ/Invesco Moderate Allocation Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Intermediate Government Bond Index at a weighting of 50%, the MSCI EAFE® Index at a weighting of 20%, the S&P MidCap 400® Index at a weighting of 3.5%, the S&P 500® Index at a weighting of 23%, and the Russell 2000® Index at a weighting of 3.5%.

EQ/JPMorgan Growth Allocation Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the MSCI World 100% Hedged to USD Index at a weighting of 65% and the Bloomberg Barclays U.S. Intermediate Treasury Index at a weighting of 35%.

EQ/Legg Mason Growth Allocation Index

An Index which is a hypothetical combination of unmanaged indexes. The composite index combines

NOTES ON PERFORMANCE (Unaudited)

the total return of the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index at a weighting of 35% and the MSCI World (Net) Index at a weighting of 65%.

EQ/Legg Mason Moderate Allocation Index

An index which is a hypothetical combination of unmanaged indexes. The composite index combines the total return of the Bloomberg Barclays U.S. Treasury Bond 3-7 Year Index Index at a weighting of 45%, the MSCI EAFE® Index at a weighting of 26.5%, the S&P MidCap 400® Index at a weighting of 7.5%, the S&P 500® Index at a weighting of 17% and the Russell 2000® Index at a weighting of 4%.

EQ/ALL ASSET GROWTH ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	12.28%	9.43%	6.68%
Portfolio – Class IB Shares	12.29	9.44	6.66
Portfolio – Class K Shares**	12.55	9.71	7.77
EQ/All Asset Growth Allocation Index	10.04	8.15	7.14
S&P 500® Index	18.40	15.22	13.88
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	6.43	3.64	3.11

* Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012. ** Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.29% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the EQ/All Asset Growth Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 10.04%, 18.40% and 6.43%, respectively.

Portfolio Highlights

The Portfolio holds allocations in global stocks, intermediate-term bonds and alternative investments. Despite a globally disruptive health crisis and economic turmoil, the Portfolio’s holdings produced positive gains for the year.

The Portfolio’s return is driven by its relative allocation to the asset class performance detailed below; the EQ/All Asset Growth Allocation Portfolio targets an allocation in of 55% in equities, 25% bonds and 20% in alternative investments.

Details by Sector

The primary driver of return among U.S. holdings were underlying funds invested in large-cap companies with outsized earnings growth. U.S. small- and mid-sized holdings rallied significantly also, but lagged behind the handful of mega-cap tech companies that dominated the market for most of the year. These returns were possible as the U.S. equity market shrugged off the pandemic, which severely reduced economic activity for a significant portion of the reporting period. Initially, sectors such as large-cap technology thrived because COVID-19 accelerated their businesses. Later in the year, resolution of the U.S. presidential election, as well as positive vaccine news continued a rally in cyclical and more value-oriented names, solidifying a broadening of the market.

Among alternatives, convertibles were also standout performers in the generally positive U.S. stock environment. Silver and gold benefitted from the global crisis, as investors sought a safe harbor amid the turmoil. Other alternative investments provided mixed but positive returns in the Portfolio. The severe drop in oil prices hurt underlying funds invested in oil exploration and production, as well as commodities and natural resources. Domestic REITs were also detractors, as cash flows were hurt by higher unemployment and programs to protect renters from eviction.

In the international stock markets, the Portfolio’s equity holdings enjoyed positive gains for the year, with developed markets lagging emerging markets. Around the world, the pandemic triggered monetary easing measures and unusually robust fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to support their staggering economies.

The Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns. After the initial crisis and flight to quality, the massive amounts of aid provided by both the U.S. Federal Reserve and the U.S. Congress resulted in notable stabilization in the second quarter and throughout the rest of 2020. Corporate bonds rallied for the year, bouncing back from their March lows swiftly

EQ/ALL ASSET GROWTH ALLOCATION PORTFOLIO (Unaudited)

but producing lower gains in the closing months of the year, as the stock market rally broadened out.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2020
Equity	57.1%
Fixed Income	21.0
Alternatives	13.2
Commodity	6.6
Repurchase Agreements	2.1

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2020
EQ/AB Small Cap Growth Portfolio	8.5%
EQ/MFS International Growth Portfolio	7.0
1290 VT GAMCO Small Company Value Portfolio	6.4
EQ/Global Bond PLUS Portfolio	5.5
EQ/T. Rowe Price Growth Stock Portfolio	5.1
EQ/Loomis Sayles Growth Portfolio	5.1
1290 VT GAMCO Mergers & Acquisitions Portfolio	4.8
EQ/JPMorgan Value Opportunities Portfolio	4.4
EQ/Invesco Comstock Portfolio	4.2
1290 VT Real Estate Portfolio	3.8

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,185.30	$2.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.42	2.75
Class IB
Actual	1,000.00	1,185.80	2.97
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.42	2.75
Class K
Actual	1,000.00	1,187.10	1.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.67	1.48

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.54%, 0.54% and 0.29%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/ALL ASSET GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Commodity (6.7%)
Invesco DB Gold Fund*‡	133,000	$7,361,869
Invesco DB Precious Metals Fund*	79,090	4,172,496
Invesco DB Silver Fund*‡	103,180	3,857,291
iShares Gold Trust*	910,100	16,500,113

Total Commodity		31,891,769

Equity (4.2%)
iShares China Large-Cap ETF (x)	59,385	2,757,246
iShares International Developed Property ETF‡	125,310	4,468,555
iShares MSCI EAFE Small-Cap ETF (x)	112,470	7,687,324
iShares U.S. Oil & Gas Exploration & Production ETF (x)	39,380	1,412,954
SPDR S&P Emerging Asia Pacific ETF (x)	5,750	732,034
SPDR S&P Emerging Markets SmallCap ETF (x)	50,345	2,599,312

Total Equity		19,657,425

Fixed Income (2.0%)
iShares JP Morgan USD Emerging Markets Bond ETF	82,660	9,581,121

Total Exchange-Traded Funds (12.9%) (Cost $44,642,411)		61,130,315

INVESTMENT COMPANIES:
Alternatives (13.4%)
1290 VT Convertible Securities Portfolio‡	954,253	14,880,247
1290 VT GAMCO Mergers & Acquisitions Portfolio‡	1,927,022	23,272,610
1290 VT Natural Resources Portfolio‡	1,170,952	7,283,012
1290 VT Real Estate Portfolio‡	1,740,935	18,158,110

Total Alternatives		63,593,979

Equity (54.2%)
1290 VT Equity Income Portfolio‡	2,215,924	9,218,675
1290 VT GAMCO Small Company Value Portfolio‡	484,609	30,807,357
1290 VT Low Volatility Global Equity Portfolio‡	955,437	11,698,685
EQ/AB Small Cap Growth Portfolio‡	1,861,719	40,762,375
EQ/BlackRock Basic Value Equity Portfolio‡	777,513	17,060,266
EQ/Emerging Markets Equity PLUS Portfolio‡	768,712	8,579,277
EQ/International Equity Index Portfolio‡	1,091,013	10,947,156
EQ/Invesco Comstock Portfolio‡	1,183,440	20,469,755
EQ/Janus Enterprise Portfolio*‡	119,509	2,812,345
EQ/JPMorgan Value Opportunities Portfolio‡	1,042,958	21,045,227
EQ/Loomis Sayles Growth Portfolio*‡	2,190,525	24,367,772
EQ/MFS International Growth Portfolio‡	3,877,862	33,519,985
EQ/T. Rowe Price Growth Stock Portfolio‡	330,421	24,669,643

Total Equity		255,958,518

Fixed Income (19.4%)
1290 VT DoubleLine Opportunistic Bond Portfolio‡	954,635	9,847,850
1290 VT High Yield Bond Portfolio‡	1,388,213	13,522,164
EQ/Global Bond PLUS Portfolio‡	2,730,147	26,718,801
EQ/Intermediate Government Bond Portfolio‡	532,892	5,682,882
EQ/PIMCO Global Real Return Portfolio*‡	1,655,940	17,992,380
EQ/PIMCO Ultra Short Bond Portfolio‡	972,856	9,611,992
Multimanager Core Bond Portfolio‡	796,598	8,127,468

Total Fixed Income		91,503,537

Total Investment Companies (87.0%) (Cost $382,040,275)		411,056,034

SHORT-TERM INVESTMENTS:
Investment Company (0.2%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	1,000,000	1,000,000

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.0%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $400,005, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145% - 2.500%, maturing 8/31/21 - 2/15/46; total market value $408,001. (xx)	$400,000	400,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $1,600,036, collateralized by various Foreign Government Agency Securities, ranging from 1.875% - 3.000%, maturing 6/15/22 - 9/27/23; total market value $1,632,006. (xx)	1,600,000	1,600,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $100,004, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $111,115. (xx)	100,000	100,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $6,284,486, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $6,410,140. (xx)	6,284,451	6,284,451

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALL ASSET GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $300,007, collateralized by various Common Stocks; total market value $333,337. (xx)	$300,000	$300,000
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $500,011, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125% - 3.625%, maturing 9/30/21 - 8/15/49; total market value $554,698. (xx)	500,000	500,000

Total Repurchase Agreements		9,184,451

Total Short-Term Investments (2.2%) (Cost $10,184,451)		10,184,451

Total Investments in Securities (102.1%) (Cost $436,867,137)		482,370,800
Other Assets Less Liabilities (-2.1%)		(10,113,486)

Net Assets (100%)		$472,257,314

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $9,902,858. This was collateralized by $59,284 of various U.S. Government Treasury Securities, ranging from 0.000% – 5.250%, maturing 4/22/21 – 8/15/46 and by cash of $10,184,451 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

The holdings in affiliated Investment Companies are all Class K shares except Invesco DB Silver Fund and iShares International Developed Property ETF.

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EXCHANGE TRADED FUNDS (ETF):
Commodity
Invesco DB Gold Fund*	133,000	4,713,376	4,017,777	(2,574,658)	549,222	656,152	7,361,869	—	—
Invesco DB Silver Fund*	103,180	2,643,988	—	—	—	1,213,303	3,857,291	—	—
Equity
iShares International Developed Property ETF***	125,310	3,386,150	1,257,619	—	—	(175,214)	4,468,555	92,704	—
INVESTMENT COMPANIES:
Alternatives
1290 VT Convertible Securities Portfolio	954,253	—	11,554,951	(8,269)	(19)	3,333,584	14,880,247	189,156	549,006
1290 VT GAMCO Mergers & Acquisitions Portfolio	1,927,022	15,856,560	8,904,266	(1,812,504)	(4,783)	329,071	23,272,610	90,888	—
1290 VT Natural Resources Portfolio	1,170,952	13,234,946	934,637	(3,996,240)	(400,362)	(2,489,969)	7,283,012	298,017	—
1290 VT Real Estate Portfolio	1,740,935	13,628,573	6,970,720	(1,382,146)	(8,409)	(1,050,628)	18,158,110	277,110	—
Equity
1290 VT Equity Income Portfolio	2,215,924	5,887,450	3,798,200	(614,287)	(2,352)	149,664	9,218,675	187,255	16,564
1290 VT GAMCO Small Company Value Portfolio	484,609	22,340,052	40,990,123	(36,208,609)	11,622,501	(7,936,710)	30,807,357	249,945	655,718

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALL ASSET GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
1290 VT Low Volatility Global Equity Portfolio	955,437	7,852,625	4,685,919	(844,645)	1,515	3,271	11,698,685	323,130	48,639
EQ/AB Small Cap Growth Portfolio	1,861,719	23,549,188	38,208,485	(28,218,208)	5,761,662	1,461,248	40,762,375	97,591	4,636,710
EQ/BlackRock Basic Value Equity Portfolio	777,513	14,548,752	13,614,671	(10,264,159)	3,090,722	(3,929,720)	17,060,266	324,121	1,201,791
EQ/Emerging Markets Equity PLUS Portfolio	768,712	7,934,326	3,387,214	(3,819,659)	38,934	1,038,462	8,579,277	103,506	108,232
EQ/International Equity Index Portfolio	1,091,013	10,432,467	2,457,786	(2,124,426)	(90,095)	271,424	10,947,156	210,797	27,944
EQ/Invesco Comstock Portfolio	1,183,440	14,125,794	9,313,589	(3,773,018)	463,426	339,964	20,469,755	404,091	91,879
EQ/Janus Enterprise Portfolio*	119,509	1,517,235	1,192,248	(153,572)	3,764	252,670	2,812,345	—	262,401
EQ/JPMorgan Value Opportunities Portfolio	1,042,958	14,469,169	14,407,371	(10,876,462)	2,440,261	604,888	21,045,227	236,726	331,446
EQ/Loomis Sayles Growth Portfolio*	2,190,525	18,243,668	14,846,954	(12,571,790)	4,285,454	(436,514)	24,367,772	—	2,028,014
EQ/MFS International Growth Portfolio	3,877,862	23,900,022	23,299,528	(15,849,981)	4,064,277	(1,893,861)	33,519,985	205,275	2,835,754
EQ/T. Rowe Price Growth Stock Portfolio	330,421	18,299,255	27,955,511	(27,882,021)	16,441,777	(10,144,879)	24,669,643	97	671,243
Fixed Income
1290 VT DoubleLine Opportunistic Bond Portfolio	954,635	6,868,243	5,341,706	(2,471,073)	(5,834)	114,808	9,847,850	231,785	25,616
1290 VT High Yield Bond Portfolio	1,388,213	9,957,723	5,059,048	(1,574,412)	(40,520)	120,325	13,522,164	651,328	—
EQ/Global Bond PLUS Portfolio	2,730,147	21,262,074	11,085,005	(6,545,610)	(11,002)	928,334	26,718,801	544,681	409,960
EQ/Intermediate Government Bond Portfolio	532,892	5,189,162	3,819,141	(3,463,106)	79,627	58,058	5,682,882	69,159	33,000
EQ/PIMCO Global Real Return Portfolio*	1,655,940	12,734,153	7,716,353	(3,658,932)	(14,227)	1,215,033	17,992,380	311	182,507
EQ/PIMCO Ultra Short Bond Portfolio	972,856	6,190,482	6,231,011	(2,791,073)	(44,718)	26,290	9,611,992	96,705	—
Multimanager Core Bond Portfolio	796,598	6,049,022	4,327,075	(2,365,482)	(16,503)	133,356	8,127,468	148,924	145,047

Total		304,814,455	275,376,908	(185,844,342)	48,204,318	(15,807,590)	426,743,749	5,033,302	14,261,471

***	Not affiliated at December 31, 2019.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALL ASSET GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$61,130,315	$—	$—	$61,130,315
Investment Companies
Investment Companies	—	411,056,034	—	411,056,034
Short-Term Investments
Investment Company	1,000,000	—	—	1,000,000
Repurchase Agreements	—	9,184,451	—	9,184,451

Total Assets	$62,130,315	$420,240,485	$—	$482,370,800

Total Liabilities	$—	$—	$—	$—

Total	$62,130,315	$420,240,485	$—	$482,370,800

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$395,685,623
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$298,235,804

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$46,391,785
Aggregate gross unrealized depreciation	(4,963,834)

Net unrealized appreciation	$41,427,951

Federal income tax cost of investments in securities and derivative instruments, if applicable	$440,942,849

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALL ASSET GROWTH ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $395,319,849)	$426,743,749
Unaffiliated Issuers (Cost $32,362,837)	46,442,600
Repurchase Agreements (Cost $9,184,451)	9,184,451
Cash	331,035
Receivable for securities sold	119,167
Receivable for Portfolio shares sold	23,953
Securities lending income receivable	9,071
Dividends, interest and other receivables	2,696
Other assets	1,840

Total assets	482,858,562

LIABILITIES
Payable for return of collateral on securities loaned	10,184,451
Distribution fees payable – Class IB	90,485
Payable for Portfolio shares redeemed	51,645
Administrative fees payable	48,532
Investment management fees payable	22,402
Distribution fees payable – Class IA	7,838
Trustees’ fees payable	2,049
Accrued expenses	193,846

Total liabilities	10,601,248

NET ASSETS	$472,257,314

Net assets were comprised of:
Paid in capital	$376,013,859
Total distributable earnings (loss)	96,243,455

Net assets	$472,257,314

Class IA
Net asset value, offering and redemption price per share, $37,418,458 / 1,677,393 shares outstanding (unlimited amount authorized: $0.01 par value)	$22.31

Class IB
Net asset value, offering and redemption price per share, $432,637,449 / 19,335,534 shares outstanding (unlimited amount authorized: $0.01 par value)	$22.38

Class K
Net asset value, offering and redemption price per share, $2,201,407 / 98,889 shares outstanding (unlimited amount authorized: $0.01 par value)	$22.26

(x)	Includes value of securities on loan of $9,902,858.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends ($5,033,302 of dividend income received from affiliates)	$5,652,415
Interest	4,973
Securities lending (net)	62,178

Total income	5,719,566

EXPENSES
Distribution fees – Class IB	869,166
Administrative fees	471,471
Investment management fees	381,390
Custodian fees	158,000
Distribution fees – Class IA	77,489
Professional fees	73,382
Printing and mailing expenses	56,323
Trustees’ fees	12,527
Miscellaneous	4,999

Gross expenses	2,104,747
Less: Waiver from investment manager	(33,539)

Net expenses	2,071,208

NET INVESTMENT INCOME (LOSS)	3,648,358

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($48,204,318 realized gain (loss) from affiliates)	47,248,201
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	14,261,471

Net realized gain (loss)	61,509,672

Net change in unrealized appreciation (depreciation) on investments in securities ($(15,807,590) of change in unrealized appreciation (depreciation) from affiliates)	(10,602,925)

NET REALIZED AND UNREALIZED GAIN (LOSS)	50,906,747

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$54,555,105

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALL ASSET GROWTH ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,648,358	$5,402,723
Net realized gain (loss)	61,509,672	8,496,436
Net change in unrealized appreciation (depreciation)	(10,602,925)	42,679,704

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	54,555,105	56,578,863

Distributions to shareholders:
Class IA	(1,745,910)	(1,574,759)
Class IB	(19,901,002)	(16,367,001)
Class K	(110,496)	(172,906)

Total distributions to shareholders	(21,757,408)	(18,114,666)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [539,144 and 27,911 shares, respectively]	10,896,783	567,058
Capital shares issued in reinvestment of dividends and distributions [81,004 and 76,625 shares, respectively]	1,745,910	1,574,759
Capital shares repurchased [ (321,703) and (213,353) shares, respectively ]	(6,622,933)	(4,361,711)

Total Class IA transactions	6,019,760	(2,219,894)

Class IB
Capital shares sold [ 822,210 and 706,303 shares, respectively]	16,589,221	14,445,263
Capital shares issued in connection with merger (Note 8) [5,222,859 and 0 shares, respectively]	106,157,901	—
Capital shares issued in reinvestment of dividends and distributions [920,013 and 794,106 shares, respectively]	19,901,002	16,367,001
Capital shares repurchased [(2,310,785) and (1,586,382) shares, respectively]	(47,021,865)	(32,455,240)

Total Class IB transactions	95,626,259	(1,642,976)

Class K
Capital shares sold [48,178 and 78,940 shares, respectively]	905,287	1,601,059
Capital shares issued in reinvestment of dividends and distributions [5,135 and 8,423 shares, respectively]	110,496	172,906
Capital shares repurchased [(98,256) and (55,022) shares, respectively]	(2,032,589)	(1,124,249)

Total Class K transactions	(1,016,806)	649,716

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	100,629,213	(3,213,154)

TOTAL INCREASE (DECREASE) IN NET ASSETS	133,426,910	35,251,043
NET ASSETS:
Beginning of year	338,830,404	303,579,361

End of year	$472,257,314	$338,830,404

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALL ASSET GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020		2019		2018		2017		2016
Net asset value, beginning of year	$20.86		$18.50		$21.16		$18.90		$17.84

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.19		0.33		0.26		0.21		0.23
Net realized and unrealized gain (loss)	2.32		3.18		(1.82)		2.79		1.48

Total from investment operations	2.51		3.51		(1.56)		3.00		1.71

Less distributions:
Dividends from net investment income	(0.32)		(0.35)		(0.38)		(0.31)		(0.25)
Distributions from net realized gains	(0.74)		(0.80)		(0.72)		(0.43)		(0.40)

Total dividends and distributions	(1.06)		(1.15)		(1.10)		(0.74)		(0.65)

Net asset value, end of year	$22.31		$20.86		$18.50		$21.16		$18.90

Total return	12.28%		19.14%		(7.60)%		15.91%		9.55%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$37,418		$28,759		$27,529		$31,514		$18,358
Ratio of expenses to average net assets:
After waivers (f)	0.55	%(j)	0.55	%(k)	0.56	%(m)	0.59	%(n)	0.58%
Before waivers (f)	0.55%		0.55%		0.56%		0.63%		0.59%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.92%		1.62%		1.23%		1.01%		1.26%
Before waivers (f)(x)	0.91%		1.62%		1.23%		0.98%		1.25%
Portfolio turnover rate^	79	%(aa)	11%		12%		15%		11%

	Year Ended December 31,
Class IB	2020		2019		2018		2017		2016
Net asset value, beginning of year	$20.92		$18.55		$21.21		$18.95		$17.88

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.20		0.34		0.26		0.18		0.21
Net realized and unrealized gain (loss)	2.32		3.18		(1.82)		2.82		1.51

Total from investment operations	2.52		3.52		(1.56)		3.00		1.72

Less distributions:
Dividends from net investment income	(0.32)		(0.35)		(0.38)		(0.31)		(0.25)
Distributions from net realized gains	(0.74)		(0.80)		(0.72)		(0.43)		(0.40)

Total dividends and distributions	(1.06)		(1.15)		(1.10)		(0.74)		(0.65)

Net asset value, end of year	$22.38		$20.92		$18.55		$21.21		$18.95

Total return	12.29%		19.14%		(7.58)%		15.87%		9.59%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$432,637		$307,078		$273,992		$313,159		$253,966
Ratio of expenses to average net assets:
After waivers (f)	0.54	%(j)	0.55	%(k)	0.56	%(m)	0.59	%(n)	0.58%
Before waivers (f)	0.55%		0.55%		0.56%		0.62%		0.59%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.96%		1.65%		1.24%		0.90%		1.11%
Before waivers (f)(x)	0.95%		1.65%		1.24%		0.86%		1.10%
Portfolio turnover rate^	79	%(aa)	11%		12%		15%		11%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ALL ASSET GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020		2019		2018		2017		2016
Net asset value, beginning of year	$20.81		$18.46		$21.12		$18.86		$17.80

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.15		0.39		0.30		0.24		0.27
Net realized and unrealized gain (loss)	2.41		3.16		(1.81)		2.81		1.48

Total from investment operations	2.56		3.55		(1.51)		3.05		1.75

Less distributions:
Dividends from net investment income	(0.37)		(0.40)		(0.43)		(0.36)		(0.29)
Distributions from net realized gains	(0.74)		(0.80)		(0.72)		(0.43)		(0.40)

Total dividends and distributions	(1.11)		(1.20)		(1.15)		(0.79)		(0.69)

Net asset value, end of year	$22.26		$20.81		$18.46		$21.12		$18.86

Total return	12.55%		19.41%		(7.36)%		16.22%		9.84%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,201		$2,993		$2,058		$2,591		$1,470
Ratio of expenses to average net assets:
After waivers (f)	0.30	%(j)	0.30	%(k)	0.31	%(m)	0.34	%(n)	0.33%
Before waivers (f)	0.30%		0.30%		0.31%		0.37%		0.34%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.74%		1.90%		1.42%		1.20%		1.45%
Before waivers (f)(x)	0.74%		1.90%		1.42%		1.17%		1.44%
Portfolio turnover rate^	79	%(aa)	11%		12%		15%		11%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class IA, 1.25% for Class IB and 1.00% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.26% for Class IA, 1.26% for Class IB and 1.01% for Class K.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.28% for Class IA, 1.28% for Class IB and 1.03% for Class K.
(n)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.31% for Class IA, 1.31% for Class IB and 1.06% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(aa)

The portfolio turnover rate calculation includes purchases and sales made as a result of implementing a tax planning strategy. Excluding such transactions, the portfolio turnover rate would have been 19%.

See Notes to Financial Statements.

EQ/ULTRA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	5.68%	2.91%	2.26%
EQ/Ultra Conservative Strategy Index	7.18	4.04	3.36
S&P 500® Index	18.40	15.22	16.00
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.73	2.89	2.09

* Date of inception 9/28/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 5.68% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the EQ/Ultra Conservative Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 7.18%, 18.40% and 5.73%, respectively.

Portfolio Highlights

The Portfolio holds allocations in a mixture of portfolios invested in a mixture of U.S. stocks, international stocks and intermediate-term bonds. Despite a globally disruptive health crisis and economic turmoil, the Portfolio’s holdings produced positive gains for the year.

The Portfolio’s return is driven by its relative allocation to the asset class performance detailed below; the EQ/Ultra Conservative Strategy Portfolio targets an allocation of 10% in equities in various capitalization ranges and 90% in investment-grade bonds.

Details by sector

The Portfolio’s return was primarily attributable to its holdings in U.S. equities, especially large-cap companies with outsized earnings growth. The U.S. equity market shrugged off a global coronavirus pandemic, COVID-19, that severely reduced economic activity for a significant portion of the reporting period. Initially, sectors such as large-cap technology thrived because COVID-19 accelerated their businesses. Later in the year, resolution of the U.S. presidential election, as well as positive vaccine news continued a rally in cyclical and more value-oriented names, solidifying a broadening of the market.

U.S. small- and mid-sized holdings also contributed attractive returns. These companies rallied significantly, but lagged behind the handful of mega-cap tech companies that dominated the market for most of the year.

In the international stock markets, the Portfolio’s equity holdings enjoyed positive gains for the year, with developed markets lagging emerging markets. Around the world, the pandemic triggered monetary easing measures and unusually robust fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to support their staggering economies.

Finally, the Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns. After the initial crisis and flight to quality, the massive amounts of aid provided by both the U.S. Federal Reserve and the U.S. Congress resulted in notable stabilization in the second quarter and throughout the rest of 2020. Corporate bonds rallied for the year, bouncing back from their March lows swiftly but producing lower gains in the closing months of the year, as the stock market rally broadened out.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2020
Fixed Income	88.9%
Equity	11.1

EQ/ULTRA CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

Top Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2020
EQ/Intermediate Government Bond Portfolio	88.9%
EQ/500 Managed Volatility Portfolio	6.2
EQ/2000 Managed Volatility Portfolio	2.9
EQ/International Managed Volatility Portfolio	1.5
EQ/400 Managed Volatility Portfolio	0.6

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,021.90	$2.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.58	2.58

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.51%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/ULTRA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (11.1%)
EQ/2000 Managed Volatility Portfolio‡	1,238,299	$29,140,669
EQ/400 Managed Volatility Portfolio‡	238,560	5,541,609
EQ/500 Managed Volatility Portfolio‡	2,140,332	62,423,938
EQ/International Managed Volatility Portfolio‡	1,086,666	15,629,533

Total Equity		112,735,749

Fixed Income (88.8%)
EQ/Intermediate Government Bond Portfolio‡	84,600,789	902,203,008

Total Investments in Securities (99.9%) (Cost $962,711,687)		1,014,938,757
Other Assets Less Liabilities (0.1%)		930,193

Net Assets (100%)		$1,015,868,950

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/500 Managed Volatility Portfolio	2,140,332	28,608,810	164,187,604	(156,831,978)	17,405,238	9,054,264	62,423,938	714,065	5,603,584
EQ/400 Managed Volatility Portfolio	238,560	3,077,515	13,237,550	(13,271,415)	1,351,347	1,146,612	5,541,609	45,634	376,085
EQ/2000 Managed Volatility Portfolio	1,238,299	11,486,565	56,591,466	(54,000,659)	6,510,314	8,552,983	29,140,669	245,356	1,322,793
EQ/International Managed Volatility Portfolio	1,086,666	8,183,403	39,095,746	(38,024,245)	3,349,649	3,024,980	15,629,533	269,691	98,565
Fixed Income
EQ/Intermediate Government Bond Portfolio	84,600,789	418,382,208	2,374,656,631	(1,910,974,675)	10,926,062	9,212,782	902,203,008	11,512,886	5,594,420

Total		469,738,501	2,647,768,997	(2,173,102,972)	39,542,610	30,991,621	1,014,938,757	12,787,632	12,995,447

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ULTRA CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,014,938,757	$—	$1,014,938,757

Total Assets	$—	$1,014,938,757	$—	$1,014,938,757

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,014,938,757	$—	$1,014,938,757

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,647,768,997
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,173,102,972

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$51,796,451
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$51,796,451

Federal income tax cost of investments in securities and derivative instruments, if applicable	$963,142,306

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ULTRA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value
Affiliated Issuers (Cost $962,711,687)	$1,014,938,757
Receivable for Portfolio shares sold	1,330,860
Receivable for securities sold	297,574
Other assets	10,230

Total assets	1,016,577,421

LIABILITIES
Distribution fees payable – Class IB	223,979
Overdraft payable	210,051
Administrative fees payable	110,045
Investment management fees payable	72,332
Payable for Portfolio shares redeemed	1,509
Trustees’ fees payable	129
Accrued expenses	90,426

Total liabilities	708,471

NET ASSETS	$1,015,868,950

Net assets were comprised of:
Paid in capital	$950,197,696
Total distributable earnings (loss)	65,671,254

Net assets	$1,015,868,950

Class IB
Net asset value, offering and redemption price per share, $1,015,868,950 / 100,944,646 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.06

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$12,787,632
Interest	19,020

Total income	12,806,652

EXPENSES
Distribution fees – Class IB	3,208,893
Administrative fees	1,589,287
Investment management fees	1,279,888
Custodian fees	192,000
Printing and mailing expenses	99,574
Professional fees	81,759
Recoupment fees	71,799
Trustees’ fees	33,745
Miscellaneous	24,379

Total expenses	6,581,324

NET INVESTMENT INCOME (LOSS)	6,225,328

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	39,542,610
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	12,995,447

Net realized gain (loss)	52,538,057

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	30,991,621

NET REALIZED AND UNREALIZED GAIN (LOSS)	83,529,678

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$89,755,006

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ULTRA CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$6,225,328	$5,610,990
Net realized gain (loss)	52,538,057	8,970,205
Net change in unrealized appreciation (depreciation)	30,991,621	25,506,021

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	89,755,006	40,087,216

Distributions to shareholders:
Class IB	(46,520,625)	(14,067,971)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 256,439,321 and 65,951,145 shares, respectively ]	2,582,999,562	653,903,078
Capital shares issued in reinvestment of dividends and distributions [ 4,627,679 and 1,412,096 shares, respectively ]	46,520,625	14,067,971
Capital shares repurchased [ (207,289,972) and (132,406,976) shares, respectively ]	(2,126,856,295)	(1,308,812,214)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	502,663,892	(640,841,165)

TOTAL INCREASE (DECREASE) IN NET ASSETS	545,898,273	(614,821,920)
NET ASSETS:
Beginning of year	469,970,677	1,084,792,597

End of year	$1,015,868,950	$469,970,677

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/ULTRA CONSERVATIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020		2019		2018		2017		2016
Net asset value, beginning of year	$9.96		$9.67		$9.83		$9.77		$10.23

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.05		0.09		0.26		0.05		0.02
Net realized and unrealized gain (loss)	0.51		0.49		(0.29)		0.15		0.13

Total from investment operations	0.56		0.58		(0.03)		0.20		0.15

Less distributions:
Dividends from net investment income	(0.10)		(0.12)		(0.11)		(0.07)		(0.04)
Distributions from net realized gains	(0.36)		(0.17)		(0.02)		(0.07)		(0.57)

Total dividends and distributions	(0.46)		(0.29)		(0.13)		(0.14)		(0.61)

Net asset value, end of year	$10.06		$9.96		$9.67		$9.83		$9.77

Total return	5.68%		6.03%		(0.36)%		1.97%		1.39%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,015,869		$469,971		$1,084,793		$136,471		$244,461
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.51	%(j)	0.51	%(j)	0.52	%(j)	0.49	%(j)	0.48	%(j)
Before waivers and reimbursements (f)	0.51%		0.53%		0.53%		0.57%		0.56%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	0.48%		0.90%		2.65%		0.48%		0.20%
Before waivers and reimbursements (f)(x)	0.48%		0.88%		2.64%		0.40%		0.12%
Portfolio turnover rate^	175%		107%		28%		66%		452%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years
Portfolio – Class IB Shares	7.26%	4.32%	3.35%
EQ/Conservative Strategy Index	7.80	4.93	4.23
S&P 500® Index	18.40	15.22	13.88
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.73	2.89	2.46

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 7.26% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the EQ/Conservative Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 7.80%, 18.40% and 5.73%, respectively.

Portfolio Highlights

The Portfolio holds allocations in a mixture of portfolios invested in a mixture of U.S. stocks, international stocks and intermediate-term bonds. Despite a globally disruptive health crisis and economic turmoil, the Portfolio’s holdings produced positive gains for the year.

The Portfolio’s return is driven by its relative allocation to the asset class performance detailed below; the EQ/Conservative Strategy Portfolio targets an allocation of 20% in equities in various capitalization ranges and 80% in investment-grade bonds.

Details by Sector

The Portfolio’s return was primarily attributable to its holdings in U.S. equities, especially large-cap companies with outsized earnings growth. The U.S. equity market shrugged off a global coronavirus pandemic, COVID-19, that severely reduced economic activity for a significant portion of the reporting period. Initially, sectors such as large-cap technology thrived because COVID-19 accelerated their businesses. Later in the year, resolution of the U.S. presidential election, as well as positive vaccine news continued a rally in cyclical and more value-oriented names, solidifying a broadening of the market.

U.S. small- and mid-sized holdings also contributed attractive returns. These companies rallied significantly, but lagged behind the handful of mega-cap tech companies that dominated the market for most of the year.

In the international stock markets, the Portfolio’s equity holdings enjoyed positive gains for the year, with developed markets lagging emerging markets. Around the world, the pandemic triggered monetary easing measures and unusually robust fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to support their staggering economies.

Finally, the Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns. After the initial crisis and flight to quality, the massive amounts of aid provided by both the U.S. Federal Reserve and the U.S. Congress resulted in notable stabilization in the second quarter and throughout the rest of 2020. Corporate bonds rallied for the year, bouncing back from their March lows swiftly but producing lower gains in the closing months of the year, as the stock market rally broadened out.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2020
Fixed Income	78.6%
Equity	21.4

EQ/CONSERVATIVE STRATEGY PORTFOLIO (Unaudited)

Top Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2020
EQ/Intermediate Government Bond Portfolio	35.4%
EQ/Core Bond Index Portfolio	33.5
EQ/500 Managed Volatility Portfolio	12.2
EQ/AB Short Duration Government Bond Portfolio	9.7
EQ/2000 Managed Volatility Portfolio	5.4
EQ/International Managed Volatility Portfolio	3.0
EQ/400 Managed Volatility Portfolio	0.7

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,048.90	$2.51
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.69	2.48

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.49%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (21.4%)
EQ/2000 Managed Volatility Portfolio‡	2,101,180	$49,446,697
EQ/400 Managed Volatility Portfolio‡	278,703	6,474,086
EQ/500 Managed Volatility Portfolio‡	3,791,008	110,566,775
EQ/International Managed Volatility Portfolio‡	1,926,101	27,703,121

Total Equity		194,190,679

Fixed Income (78.7%)
EQ/AB Short Duration Government Bond Portfolio‡	8,891,465	88,307,246
EQ/Core Bond Index Portfolio‡	29,102,070	304,600,718
EQ/Intermediate Government Bond Portfolio‡	30,173,688	321,779,408

Total Fixed Income		714,687,372

Total Investments in Securities (100.1%) (Cost $811,161,670)		908,878,051
Other Assets Less Liabilities (-0.1%)		(664,729)

Net Assets (100%)		$908,213,322

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/500 Managed Volatility Portfolio	3,791,008	97,016,348	45,685,227	(40,778,247)	2,631,198	6,012,249	110,566,775	1,211,156	9,116,824
EQ/400 Managed Volatility Portfolio	278,703	3,055,755	4,595,764	(2,168,566)	(20,474)	1,011,607	6,474,086	51,225	386,749
EQ/2000 Managed Volatility Portfolio	2,101,180	36,078,045	19,513,343	(14,849,019)	755,228	7,949,100	49,446,697	403,768	2,138,024
EQ/International Managed Volatility Portfolio	1,926,101	25,375,467	11,821,071	(11,905,453)	450,338	1,961,698	27,703,121	457,783	129,529
Fixed Income
EQ/AB Short Duration Government Bond Portfolio	8,891,465	76,686,703	27,278,281	(15,553,737)	1,903	(105,904)	88,307,246	1,036,809	—
EQ/Core Bond Index Portfolio	29,102,070	252,938,162	94,537,770	(51,823,098)	11,542	8,936,342	304,600,718	5,179,670	1,982,713
EQ/Intermediate Government Bond Portfolio	30,173,688	270,993,740	100,610,184	(56,497,363)	302,271	6,370,576	321,779,408	3,927,925	1,880,708

Total		762,144,220	304,041,640	(193,575,483)	4,132,006	32,135,668	908,878,051	12,268,336	15,634,547

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONSERVATIVE STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$908,878,051	$—	$908,878,051

Total Assets	$—	$908,878,051	$—	$908,878,051

Total Liabilities	$—	$—	$—	$—

Total	$—	$908,878,051	$—	$908,878,051

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$304,041,640
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$193,575,483

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$97,696,545
Aggregate gross unrealized depreciation	(156,668)

Net unrealized appreciation	$97,539,877

Federal income tax cost of investments in securities and derivative instruments, if applicable	$811,338,174

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value
Affiliated Issuers (Cost $811,161,670)	$908,878,051
Receivable for securities sold	1,629,563
Receivable for Portfolio shares sold	6,732
Other assets	3,735

Total assets	910,518,081

LIABILITIES
Overdraft payable	1,193,814
Payable for Portfolio shares redeemed	698,460
Distribution fees payable – Class IB	192,418
Administrative fees payable	94,539
Investment management fees payable	68,639
Trustees’ fees payable	439
Accrued expenses	56,450

Total liabilities	2,304,759

NET ASSETS	$908,213,322

Net assets were comprised of:
Paid in capital	$800,154,613
Total distributable earnings (loss)	108,058,709

Net assets	$908,213,322

Class IB
Net asset value, offering and redemption price per share, $908,213,322 / 70,108,461 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.95

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$12,268,336
Interest	3,094

Total income	12,271,430

EXPENSES
Distribution fees – Class IB	2,062,987
Administrative fees	1,019,622
Investment management fees	825,183
Printing and mailing expenses	72,366
Professional fees	65,908
Custodian fees	46,000
Trustees’ fees	26,175
Miscellaneous	15,081

Gross expenses	4,133,322
Less: Waiver from investment manager	(119,029)

Net expenses	4,014,293

NET INVESTMENT INCOME (LOSS)	8,257,137

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	4,132,006
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	15,634,547

Net realized gain (loss)	19,766,553

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	32,135,668

NET REALIZED AND UNREALIZED GAIN (LOSS)	51,902,221

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$60,159,358

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONSERVATIVE STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,257,137	$10,903,964
Net realized gain (loss)	19,766,553	4,322,725
Net change in unrealized appreciation (depreciation)	32,135,668	46,692,507

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	60,159,358	61,919,196

Distributions to shareholders:
Class IB	(20,995,097)	(15,704,140)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 29,568,398 and 17,785,224 shares, respectively ]	371,256,538	215,869,536
Capital shares issued in reinvestment of dividends and distributions [ 1,628,660 and 1,273,280 shares, respectively ]	20,995,097	15,704,140
Capital shares repurchased [ (22,724,318) and (15,376,666) shares, respectively ]	(284,820,566)	(187,297,508)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	107,431,069	44,276,168

TOTAL INCREASE (DECREASE) IN NET ASSETS	146,595,330	90,491,224
NET ASSETS:
Beginning of year	761,617,992	671,126,768

End of year	$908,213,322	$761,617,992

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONSERVATIVE STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020		2019		2018		2017		2016
Net asset value, beginning of year	$12.36		$11.58		$12.17		$11.92		$11.72

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.13		0.18		0.13		0.10		0.09
Net realized and unrealized gain (loss)	0.77		0.86		(0.30)		0.41		0.24

Total from investment operations	0.90		1.04		(0.17)		0.51		0.33

Less distributions:
Dividends from net investment income	(0.19)		(0.19)		(0.15)		(0.13)		(0.10)
Distributions from net realized gains	(0.12)		(0.07)		(0.27)		(0.13)		(0.03)

Total dividends and distributions	(0.31)		(0.26)		(0.42)		(0.26)		(0.13)

Net asset value, end of year	$12.95		$12.36		$11.58		$12.17		$11.92

Total return	7.26%		8.97%		(1.41)%		4.31%		2.79%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$908,213		$761,618		$671,127		$814,155		$910,732
Ratio of expenses to average net assets:
After waivers (f)	0.49	%(j)	0.48	%(j)	0.48	%(j)	0.46	%(j)	0.45	%(j)
Before waivers (f)	0.50%		0.50%		0.51%		0.52%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	1.00%		1.48%		1.10%		0.82%		0.78%
Before waivers (f)(x)	0.99%		1.46%		1.06%		0.77%		0.72%
Portfolio turnover rate^	23%		17%		10%		9%		14%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.95% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years
Portfolio – Class IB Shares	9.93%	6.45%	5.14%
EQ/Conservative Growth Strategy Index	10.42	7.10	6.16
S&P 500® Index	18.40	15.22	13.88
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.73	2.89	2.46

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 9.93% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the EQ/Conservative Growth Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 10.42%, 18.40% and 5.73%, respectively.

Portfolio Highlights

The Portfolio holds allocations in a mixture of portfolios invested in a mixture of U.S. stocks, international stocks and intermediate-term bonds. Despite a globally disruptive health crisis and economic turmoil, the Portfolio’s holdings produced positive gains for the year.

The Portfolio’s return is driven by its relative allocation to the asset class performance detailed below; the EQ/Conservative Growth Strategy Portfolio targets an allocation of 40% in equities in various capitalization ranges and 60% in investment-grade bonds.

Details by Sector

The Portfolio’s return was primarily attributable to its holdings in U.S. equities, especially large-cap companies with outsized earnings growth. The U.S. equity market shrugged off a global coronavirus pandemic, COVID-19, that severely reduced economic activity for a significant portion of the reporting period. Initially, sectors such as large-cap technology thrived because COVID-19 accelerated their businesses. Later in the year, resolution of the U.S. presidential election, as well as positive vaccine news continued a rally in cyclical and more value-oriented names, solidifying a broadening of the market.

U.S. small- and mid-sized holdings also contributed attractive returns. These companies rallied significantly, but lagged behind the handful of mega-cap tech companies that dominated the market for most of the year.

In the international stock markets, the Portfolio’s equity holdings enjoyed positive gains for the year, with developed markets lagging emerging markets. Around the world, the pandemic triggered monetary easing measures and unusually robust fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to support their staggering economies.

Finally, the Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns. After the initial crisis and flight to quality, the massive amounts of aid provided by both the U.S. Federal Reserve and the U.S. Congress resulted in notable stabilization in the second quarter and throughout the rest of 2020. Corporate bonds rallied for the year, bouncing back from their March lows swiftly but producing lower gains in the closing months of the year, as the stock market rally broadened out.

EQ/CONSERVATIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2020
Fixed Income	58.1%
Equity	41.9

Top Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2020
EQ/Intermediate Government Bond Portfolio	26.3%
EQ/Core Bond Index Portfolio	24.7
EQ/500 Managed Volatility Portfolio	24.0
EQ/2000 Managed Volatility Portfolio	10.7
EQ/AB Short Duration Government Bond Portfolio	7.1
EQ/International Managed Volatility Portfolio	5.9
EQ/400 Managed Volatility Portfolio	1.3

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,097.10	$2.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.65	2.52

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.50%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (41.9%)
EQ/2000 Managed Volatility Portfolio‡	7,318,020	$172,213,718
EQ/400 Managed Volatility Portfolio‡	868,005	20,163,203
EQ/500 Managed Volatility Portfolio‡	13,164,854	383,960,053
EQ/International Managed Volatility Portfolio‡	6,618,148	95,188,877

Total Equity		671,525,851

Fixed Income (58.1%)
EQ/AB Short Duration Government Bond Portfolio‡	11,449,139	113,709,263
EQ/Core Bond Index Portfolio‡	37,875,670	396,430,778
EQ/Intermediate Government Bond Portfolio‡	39,534,487	421,605,204

Total Fixed Income		931,745,245

Total Investments in Securities (100.0%) (Cost $1,299,420,809)		1,603,271,096
Other Assets Less Liabilities (0.0%)		(731,994)

Net Assets (100%)		$1,602,539,102

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/500 Managed Volatility Portfolio	13,164,854	381,447,299	102,059,237	(121,198,794)	17,342,263	4,310,048	383,960,053	4,190,426	31,677,040
EQ/400 Managed Volatility Portfolio	868,005	12,870,892	9,112,501	(3,753,558)	(57,206)	1,990,574	20,163,203	158,878	1,207,984
EQ/2000 Managed Volatility Portfolio	7,318,020	153,145,236	53,820,573	(59,632,027)	1,997,907	22,882,029	172,213,718	1,402,699	7,447,112
EQ/International Managed Volatility Portfolio	6,618,148	101,247,896	27,247,042	(38,834,741)	526,368	5,002,312	95,188,877	1,566,838	449,951
Fixed Income
EQ/AB Short Duration Government Bond Portfolio	11,449,139	114,852,421	26,288,837	(27,315,078)	11,844	(128,761)	113,709,263	1,330,128	—
EQ/Core Bond Index Portfolio	37,875,670	382,241,276	97,012,555	(95,525,573)	462,455	12,240,065	396,430,778	6,716,840	2,571,122
EQ/Intermediate Government Bond Portfolio	39,534,487	412,687,422	102,355,204	(104,126,080)	2,029,087	8,659,571	421,605,204	5,127,247	2,455,673

Total		1,558,492,442	417,895,949	(450,385,851)	22,312,718	54,955,838	1,603,271,096	20,493,056	45,808,882

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONSERVATIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$1,603,271,096	$—	$1,603,271,096

Total Assets	$—	$1,603,271,096	$—	$1,603,271,096

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,603,271,096	$—	$1,603,271,096

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$417,895,949
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$450,385,851

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$303,795,261
Aggregate gross unrealized depreciation	(103,268)

Net unrealized appreciation	$303,691,993

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,299,579,103

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONSERVATIVE GROWTH STRATEGY

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value
Affiliated Issuers (Cost $1,299,420,809)	$1,603,271,096
Cash	398,009
Receivable for securities sold	411,920
Receivable for Portfolio shares sold	106,219
Other assets	6,374

Total assets	1,604,193,618

LIABILITIES
Payable for Portfolio shares redeemed	959,948
Distribution fees payable – Class IB	336,918
Administrative fees payable	165,534
Investment management fees payable	134,768
Trustees’ fees payable	446
Accrued expenses	56,902

Total liabilities	1,654,516

NET ASSETS	$1,602,539,102

Net assets were comprised of:
Paid in capital	$1,264,382,093
Total distributable earnings (loss)	338,157,009

Net assets	$1,602,539,102

Class IB
Net asset value, offering and redemption price per share, $1,602,539,102 / 102,249,293 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.67

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$20,493,056
Interest	2,479

Total income	20,495,535

EXPENSES
Distribution fees – Class IB	3,741,953
Administrative fees	1,848,799
Investment management fees	1,496,759
Printing and mailing expenses	115,887
Professional fees	84,103
Recoupment fees	83,854
Custodian fees	50,500
Trustees’ fees	49,385
Miscellaneous	30,277

Total expenses	7,501,517

NET INVESTMENT INCOME (LOSS)	12,994,018

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	22,312,718
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	45,808,882

Net realized gain (loss)	68,121,600

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	54,955,838

NET REALIZED AND UNREALIZED GAIN (LOSS)	123,077,438

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$136,071,456

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONSERVATIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,994,018	$20,711,709
Net realized gain (loss)	68,121,600	23,691,540
Net change in unrealized appreciation (depreciation)	54,955,838	140,631,724

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	136,071,456	185,034,973

Distributions to shareholders:
Class IB	(61,517,214)	(43,126,373)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 14,991,091 and 14,459,283 shares, respectively ]	221,976,256	207,046,941
Capital shares issued in reinvestment of dividends and distributions [ 3,971,844 and 2,922,469 shares, respectively ]	61,517,214	43,126,373
Capital shares repurchased [ (21,797,178) and (14,525,670) shares, respectively ]	(314,029,912)	(208,813,387)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(30,536,442)	41,359,927

TOTAL INCREASE (DECREASE) IN NET ASSETS	44,017,800	183,268,527
NET ASSETS:
Beginning of year	1,558,521,302	1,375,252,775

End of year	$1,602,539,102	$1,558,521,302

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CONSERVATIVE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020		2019		2018		2017		2016
Net asset value, beginning of year	$14.83		$13.45		$14.40		$13.63		$13.15

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.13		0.20		0.15		0.13		0.11
Net realized and unrealized gain (loss)	1.33		1.60		(0.62)		0.95		0.55

Total from investment operations	1.46		1.80		(0.47)		1.08		0.66

Less distributions:
Dividends from net investment income	(0.25)		(0.22)		(0.18)		(0.17)		(0.12)
Distributions from net realized gains	(0.37)		(0.20)		(0.30)		(0.14)		(0.06)

Total dividends and distributions	(0.62)		(0.42)		(0.48)		(0.31)		(0.18)

Net asset value, end of year	$15.67		$14.83		$13.45		$14.40		$13.63

Total return	9.93%		13.40%		(3.29)%		7.97%		5.02%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,602,539		$1,558,521		$1,375,253		$1,602,383		$1,530,025
Ratio of expenses to average net assets:
After waivers (f)	0.50	%(j)	0.51	%(k)	0.50	%(k)	0.49	%(k)	0.48	%(k)
Before waivers (f)	0.50%		0.51%		0.50%		0.51%		0.52%
Ratio of net investment income (loss) to average net assets:
After waivers (f)(x)	0.87%		1.38%		1.06%		0.89%		0.83%
Before waivers (f)(x)	0.87%		1.38%		1.06%		0.87%		0.79%
Portfolio turnover rate^	28%		15%		10%		8%		12%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.99% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/BALANCED STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	11.22%	7.49%	6.04%
Portfolio – Class IB Shares	11.20	7.50	6.01
EQ/Balanced Strategy Index	11.70	8.26	7.21
S&P 500® Index	18.40	15.22	13.88
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.73	2.89	2.46

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 11.20% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the EQ/Balanced Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 11.70%, 18.40% and 5.73%, respectively.

Portfolio Highlights

The Portfolio holds allocations in a mixture of portfolios invested in a mixture of U.S. stocks, international stocks and intermediate-term bonds. Despite a globally disruptive health crisis and economic turmoil, the Portfolio’s holdings produced positive gains for the year.

The Portfolio’s return is driven by its relative allocation to the asset class performance detailed below; the EQ/Balanced Strategy Portfolio targets an allocation of 50% in equities in various capitalization ranges and 50% in investment-grade bonds.

Details by Sector

The Portfolio’s return was primarily attributable to its holdings in U.S. equities, especially large-cap companies with outsized earnings growth. The U.S. equity market shrugged off a global coronavirus pandemic, COVID-19, that severely reduced economic activity for a significant portion of the reporting period. Initially, sectors such as large-cap technology thrived because COVID-19 accelerated their businesses. Later in the year, resolution of the U.S. presidential election, as well as positive vaccine news continued a rally in cyclical and more value-oriented names, solidifying a broadening of the market.

U.S. small- and mid-sized holdings also contributed attractive returns. These companies rallied significantly, but lagged behind the handful of mega-cap tech companies that dominated the market for most of the year.

In the international stock markets, the Portfolio’s equity holdings enjoyed positive gains for the year, with developed markets lagging emerging markets. Around the world, the pandemic triggered monetary easing measures and unusually robust fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to support their staggering economies.

Finally, the Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns. After the initial crisis and flight to quality, the massive amounts of aid provided by both the U.S. Federal Reserve and the U.S. Congress resulted in notable stabilization in the second quarter and throughout the rest of 2020. Corporate bonds rallied for the year, bouncing back from their March lows swiftly but producing lower gains in the closing months of the year, as the stock market rally broadened out.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2020
Equity	52.0%
Fixed Income	48.0

EQ/BALANCED STRATEGY PORTFOLIO (Unaudited)

Top Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2020
EQ/500 Managed Volatility Portfolio	29.8%
EQ/Intermediate Government Bond Portfolio	21.7
EQ/Core Bond Index Portfolio	20.4
EQ/2000 Managed Volatility Portfolio	13.4
EQ/International Managed Volatility Portfolio	7.4
EQ/AB Short Duration Government Bond Portfolio	5.8
EQ/400 Managed Volatility Portfolio	1.5

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,121.30	$2.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.68	2.49
Class IB
Actual	1,000.00	1,121.80	2.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.68	2.48

* Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratio of 0.49% and 0.49%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (52.0%)
EQ/2000 Managed Volatility Portfolio‡	20,973,926	$493,575,808
EQ/400 Managed Volatility Portfolio‡	2,286,119	53,105,109
EQ/500 Managed Volatility Portfolio‡	37,533,587	1,094,687,266
EQ/International Managed Volatility Portfolio‡	18,897,133	271,797,618

Total Equity		1,913,165,801

Fixed Income (48.0%)
EQ/AB Short Duration Government Bond Portfolio‡	21,620,948	214,732,476
EQ/Core Bond Index Portfolio‡	71,733,899	750,812,474
EQ/Intermediate Government Bond Portfolio‡	74,875,404	798,489,178

Total Fixed Income		1,764,034,128

Total Investments in Securities (100.0%) (Cost $2,864,432,765)		3,677,199,929
Other Assets Less Liabilities (0.0%)		(267,998)

Net Assets (100%)		$3,676,931,931

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/500 Managed Volatility Portfolio	37,533,587	1,105,059,476	247,191,295	(314,950,846)	44,924,978	12,462,363	1,094,687,266	11,951,804	90,232,325
EQ/400 Managed Volatility Portfolio	2,286,119	36,596,379	23,131,965	(11,434,051)	(30,760)	4,841,576	53,105,109	418,617	3,185,678
EQ/2000 Managed Volatility Portfolio	20,973,926	437,428,864	133,656,394	(146,639,649)	3,837,432	65,292,767	493,575,808	4,021,342	21,347,549
EQ/International Managed Volatility Portfolio	18,897,133	291,737,664	63,419,022	(97,037,927)	611,548	13,067,311	271,797,618	4,475,741	1,274,189
Fixed Income
EQ/AB Short Duration Government Bond Portfolio	21,620,948	219,493,957	52,082,478	(56,587,065)	24,573	(281,467)	214,732,476	2,512,590	—
EQ/Core Bond Index Portfolio	71,733,899	733,593,806	193,478,222	(200,148,437)	1,206,594	22,682,289	750,812,474	12,726,050	4,871,373
EQ/Intermediate Government Bond Portfolio	74,875,404	790,910,199	204,556,540	(217,446,109)	4,655,107	15,813,441	798,489,178	9,714,321	4,650,679

Total		3,614,820,345	917,515,916	(1,044,244,084)	55,229,472	133,878,280	3,677,199,929	45,820,465	125,561,793

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BALANCED STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$3,677,199,929	$—	$3,677,199,929

Total Assets	$—	$3,677,199,929	$—	$3,677,199,929

Total Liabilities	$—	$—	$—	$—

Total	$—	$3,677,199,929	$—	$3,677,199,929

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$917,515,916
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,044,244,084

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$812,859,084
Aggregate gross unrealized depreciation	(375,198)

Net unrealized appreciation	$812,483,886

Federal income tax cost of investments in securities and derivative instruments, if applicable	$2,864,716,043

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BALANCED STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value
Affiliated Issuers (Cost $2,864,432,765)	$3,677,199,929
Cash	1,302,810
Receivable for securities sold	519,842
Receivable for Portfolio shares sold	142,798
Other assets	14,202

Total assets	3,679,179,581

LIABILITIES
Distribution fees payable – Class IB	771,854
Payable for Portfolio shares redeemed	723,394
Administrative fees payable	379,234
Investment management fees payable	298,294
Trustees’ fees payable	826
Distribution fees payable – Class IA	17
Accrued expenses	74,031

Total liabilities	2,247,650

NET ASSETS	$3,676,931,931

Net assets were comprised of:
Paid in capital	$2,774,521,891
Total distributable earnings (loss)	902,410,040

Net assets	$3,676,931,931

Class IA
Net asset value, offering and redemption price per share, $81,850 / 4,802 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.04

Class IB
Net asset value, offering and redemption price per share, $3,676,850,081 / 215,438,689 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.07

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$45,820,465
Interest	3,821

Total income	45,824,286

EXPENSES
Distribution fees – Class IB	8,520,002
Administrative fees	4,209,325
Investment management fees	3,302,431
Printing and mailing expenses	242,038
Professional fees	136,234
Trustees’ fees	112,542
Custodian fees	69,500
Distribution fees – Class IA	191
Miscellaneous	69,802

Total expenses	16,662,065

NET INVESTMENT INCOME (LOSS)	29,162,221

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	55,229,472
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	125,561,793

Net realized gain (loss)	180,791,265

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	133,878,280

NET REALIZED AND UNREALIZED GAIN (LOSS)	314,669,545

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$343,831,766

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BALANCED STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$29,162,221	$47,430,854
Net realized gain (loss)	180,791,265	71,212,451
Net change in unrealized appreciation (depreciation)	133,878,280	381,381,866

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	343,831,766	500,025,171

Distributions to shareholders:
Class IA	(3,623)	(2,530)
Class IB	(162,410,667)	(116,061,072)

Total distributions to shareholders	(162,414,290)	(116,063,602)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares issued in reinvestment of dividends and distributions [ 216 and 159 shares, respectively]	3,623	2,530
Capital shares repurchased [(316) and (329) shares, respectively]	(5,064)	(5,076)

Total Class IA transactions	(1,441)	(2,546)

Class IB
Capital shares sold [ 22,202,402 and 18,834,773 shares, respectively ]	351,388,243	289,648,707
Capital shares issued in reinvestment of dividends and distributions [ 9,669,360 and 7,274,057 shares, respectively ]	162,410,667	116,061,072
Capital shares repurchased [ (41,438,985) and (25,443,493) shares, respectively ]	(633,220,496)	(393,660,843)

Total Class IB transactions	(119,421,586)	12,048,936

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(119,423,027)	12,046,390

TOTAL INCREASE (DECREASE) IN NET ASSETS	61,994,449	396,007,959
NET ASSETS:
Beginning of year	3,614,937,482	3,218,929,523

End of year	$3,676,931,931	$3,614,937,482

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BALANCED STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020		2019		2018		2017		2016
Net asset value, beginning of year	$16.04		$14.33		$15.48		$14.41		$13.79

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.14		0.21		0.07		0.13		0.11
Net realized and unrealized gain (loss)	1.64		2.03		(0.70)		1.29		0.71

Total from investment operations	1.78		2.24		(0.63)		1.42		0.82

Less distributions:
Dividends from net investment income	(0.29)		(0.24)		(0.19)		(0.20)		(0.12)
Distributions from net realized gains	(0.49)		(0.29)		(0.33)		(0.15)		(0.08)

Total dividends and distributions	(0.78)		(0.53)		(0.52)		(0.35)		(0.20)

Net asset value, end of year	$17.04		$16.04		$14.33		$15.48		$14.41

Total return	11.22%		15.65%		(4.16)%		9.86%		5.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$82		$79		$73		$193		$188
Ratio of expenses to average net assets (f)	0.49	%(j)	0.49	%(j)	0.50	%(k)	0.52	%(m)	0.52	%(n)
Ratio of net investment income (loss) to average net assets (f)	0.84%		1.34%		0.44%		0.85%		0.75%
Portfolio turnover rate^	27%		14%		10%		8%		13%

	Year Ended December 31,
Class IB	2020		2019		2018		2017		2016
Net asset value, beginning of year	$16.07		$14.35		$15.50		$14.43		$13.81

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.14		0.21		0.16		0.13		0.11
Net realized and unrealized gain (loss)	1.64		2.04		(0.79)		1.29		0.71

Total from investment operations	1.78		2.25		(0.63)		1.42		0.82

Less distributions:
Dividends from net investment income	(0.29)		(0.24)		(0.19)		(0.20)		(0.12)
Distributions from net realized gains	(0.49)		(0.29)		(0.33)		(0.15)		(0.08)

Total dividends and distributions	(0.78)		(0.53)		(0.52)		(0.35)		(0.20)

Net asset value, end of year	$17.07		$16.07		$14.35		$15.50		$14.43

Total return	11.20%		15.70%		(4.15)%		9.84%		5.96%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,676,850		$3,614,859		$3,218,857		$3,656,023		$3,406,193
Ratio of expenses to average net assets (f)	0.49	%(j)	0.49	%(j)	0.50	%(k)	0.52	%(m)	0.52	%(n)
Ratio of net investment income (loss) to average net assets (f)	0.86%		1.36%		1.06%		0.88%		0.81%
Portfolio turnover rate^	27%		14%		10%		8%		13%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.00% for Class IA and 1.00% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.01% for Class IA and 1.01% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.04% for Class IA and 1.04% for Class IB.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.05% for Class IA and 1.05% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/MODERATE GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years
Portfolio – Class IB Shares	12.38%	8.52%	6.89%
EQ/Moderate Growth Strategy Index	12.75	9.26	8.11
S&P 500® Index	18.40	15.22	13.88
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.73	2.89	2.46

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.38% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the EQ/Moderate Growth Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 12.75%, 18.40% and 5.73%, respectively.

Portfolio Highlights

The Portfolio holds allocations in a mixture of portfolios invested in a mixture of U.S. stocks, international stocks and intermediate-term bonds. Despite a globally disruptive health crisis and economic turmoil, the Portfolio’s holdings produced positive gains for the year.

The Portfolio’s return is driven by its relative allocation to the asset class performance detailed below; the EQ/Moderate Growth Strategy Portfolio targets an allocation of 60% in equities in various capitalization ranges and 40% in investment-grade bonds.

Details by Sector

The Portfolio’s return was primarily attributable to its holdings in U.S. equities, especially large-cap companies with outsized earnings growth. The U.S. equity market shrugged off a global coronavirus pandemic, COVID-19, that severely reduced economic activity for a significant portion of the reporting period. Initially, sectors such as large-cap technology thrived because COVID-19 accelerated their businesses. Later in the year, resolution of the U.S. presidential election, as well as positive vaccine news continued a rally in cyclical and more value-oriented names, solidifying a broadening of the market.

U.S. small- and mid-sized holdings also contributed attractive returns. These companies rallied significantly, but lagged behind the handful of mega-cap tech companies that dominated the market for most of the year.

In the international stock markets, the Portfolio’s equity holdings enjoyed positive gains for the year, with developed markets lagging emerging markets. Around the world, the pandemic triggered monetary easing measures and unusually robust fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to support their staggering economies.

Finally, the Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns. After the initial crisis and flight to quality, the massive amounts of aid provided by both the U.S. Federal Reserve and the U.S. Congress resulted in notable stabilization in the second quarter and throughout the rest of 2020. Corporate bonds rallied for the year, bouncing back from their March lows swiftly but producing lower gains in the closing months of the year, as the stock market rally broadened out.

EQ/MODERATE GROWTH STRATEGY PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2020
Equity	62.1%
Fixed Income	37.9

Top Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2020
EQ/500 Managed Volatility Portfolio	35.5%
EQ/Intermediate Government Bond Portfolio	17.0
EQ/Core Bond Index Portfolio	16.3
EQ/2000 Managed Volatility Portfolio	15.9
EQ/International Managed Volatility Portfolio	8.8
EQ/AB Short Duration Government Bond Portfolio	4.6
EQ/400 Managed Volatility Portfolio	1.9

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,146.40	$2.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.71	2.46

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.48%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (62.1%)
EQ/2000 Managed Volatility Portfolio‡	49,982,672	$1,176,233,652
EQ/400 Managed Volatility Portfolio‡	6,070,663	141,017,675
EQ/500 Managed Volatility Portfolio‡	90,191,100	2,630,471,952
EQ/International Managed Volatility Portfolio‡	45,575,918	655,518,813

Total Equity		4,603,242,092

Fixed Income (37.9%)
EQ/AB Short Duration Government Bond Portfolio‡	34,565,882	343,297,502
EQ/Core Bond Index Portfolio‡	115,113,720	1,204,853,195
EQ/Intermediate Government Bond Portfolio‡	118,333,292	1,261,934,470

Total Fixed Income		2,810,085,167

Total Investments in Securities (100.0%) (Cost $5,453,964,818)		7,413,327,259
Other Assets Less Liabilities (0.0%)		(683,258)

Net Assets (100%)		$7,412,644,001

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/500 Managed Volatility Portfolio	90,191,100	2,711,730,007	472,635,076	(689,936,795)	136,053,490	(9,826)	2,630,471,952	28,761,460	216,815,426
EQ/400 Managed Volatility Portfolio	6,070,663	86,195,431	51,740,207	(12,158,794)	21,361	15,219,470	141,017,675	1,112,276	8,467,856
EQ/2000 Managed Volatility Portfolio	49,982,672	1,030,604,691	248,348,666	(259,964,979)	8,413,277	148,831,997	1,176,233,652	9,594,954	50,888,900
EQ/International Managed Volatility Portfolio	45,575,918	705,714,677	135,745,369	(220,556,837)	1,546,541	33,069,063	655,518,813	10,810,953	3,105,844
Fixed Income
EQ/AB Short Duration Government Bond Portfolio	34,565,882	352,033,403	85,372,646	(93,675,177)	47,605	(480,975)	343,297,502	4,022,345	—
EQ/Core Bond Index Portfolio	115,113,720	1,186,376,934	323,651,569	(343,636,086)	2,395,336	36,065,442	1,204,853,195	20,451,136	7,828,440
EQ/Intermediate Government Bond Portfolio	118,333,292	1,260,496,999	337,566,262	(368,834,880)	8,132,387	24,573,702	1,261,934,470	15,375,248	7,358,947

Total		7,333,152,142	1,655,059,795	(1,988,763,548)	156,609,997	257,268,873	7,413,327,259	90,128,372	294,465,413

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MODERATE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$7,413,327,259	$—	$7,413,327,259

Total Assets	$—	$7,413,327,259	$—	$7,413,327,259

Total Liabilities	$—	$—	$—	$—

Total	$—	$7,413,327,259	$—	$7,413,327,259

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,655,059,795
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,988,763,548

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,960,551,472
Aggregate gross unrealized depreciation	(644,361)

Net unrealized appreciation	$1,959,907,111

Federal income tax cost of investments in securities and derivative instruments, if applicable	$5,453,420,148

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value
Affiliated Issuers (Cost $5,453,964,818)	$7,413,327,259
Cash	3,222,124
Receivable for Portfolio shares sold	633,576
Receivable for securities sold	423,269
Other assets	28,257

Total assets	7,417,634,485

LIABILITIES
Payable for Portfolio shares redeemed	1,998,342
Distribution fees payable – Class IB	1,554,864
Administrative fees payable	763,934
Investment management fees payable	578,077
Trustees’ fees payable	1,410
Accrued expenses	93,857

Total liabilities	4,990,484

NET ASSETS	$7,412,644,001

Net assets were comprised of:
Paid in capital	$5,243,054,776
Total distributable earnings (loss)	2,169,589,225

Net assets	$7,412,644,001

Class IB
Net asset value, offering and redemption price per share, $7,412,644,001 / 392,997,626 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.86

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$90,128,372
Interest	5,326

Total income	90,133,698

EXPENSES
Distribution fees – Class IB	17,108,567
Administrative fees	8,452,222
Investment management fees	6,387,853
Printing and mailing expenses	465,790
Professional fees	230,760
Trustees’ fees	226,179
Custodian fees	82,000
Miscellaneous	140,512

Total expenses	33,093,883

NET INVESTMENT INCOME (LOSS)	57,039,815

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	156,609,997
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	294,465,413

Net realized gain (loss)	451,075,410

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	257,268,873

NET REALIZED AND UNREALIZED GAIN (LOSS)	708,344,283

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$765,384,098

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MODERATE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$57,039,815	$94,177,383
Net realized gain (loss)	451,075,410	187,662,488
Net change in unrealized appreciation (depreciation)	257,268,873	881,067,748

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	765,384,098	1,162,907,619

Distributions to shareholders:
Class IB	(402,626,277)	(272,215,732)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 26,132,120 and 21,643,919 shares, respectively ]	450,088,409	365,131,115
Capital shares issued in reinvestment of dividends and distributions [ 21,744,071 and 15,454,741 shares, respectively ]	402,626,277	272,215,732
Capital shares repurchased [ (67,770,758) and (47,745,919) shares, respectively ]	(1,136,176,223)	(815,943,861)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(283,461,537)	(178,597,014)

TOTAL INCREASE (DECREASE) IN NET ASSETS	79,296,284	712,094,873
NET ASSETS:
Beginning of year	7,333,347,717	6,621,252,844

End of year	$7,412,644,001	$7,333,347,717

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/MODERATE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020		2019		2018		2017		2016
Net asset value, beginning of year	$17.76		$15.63		$17.11		$15.69		$14.89

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.15		0.23		0.18		0.15		0.13
Net realized and unrealized gain (loss)	2.02		2.57		(1.05)		1.70		0.92

Total from investment operations	2.17		2.80		(0.87)		1.85		1.05

Less distributions:
Dividends from net investment income	(0.35)		(0.26)		(0.21)		(0.23)		(0.14)
Distributions from net realized gains	(0.72)		(0.41)		(0.40)		(0.20)		(0.11)

Total dividends and distributions	(1.07)		(0.67)		(0.61)		(0.43)		(0.25)

Net asset value, end of year	$18.86		$17.76		$15.63		$17.11		$15.69

Total return	12.38%		18.00%		(5.17)%		11.82%		7.01%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,412,644		$7,333,348		$6,621,253		$7,534,635		$6,928,949
Ratio of expenses to average net assets (f)	0.48	%(j)	0.48	%(j)	0.49	%(k)	0.50	%(m)	0.51	%(n)
Ratio of net investment income (loss) to average net assets (f)	0.83%		1.32%		1.02%		0.90%		0.83%
Portfolio turnover rate^	24%		12%		9%		8%		13%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.00% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.01% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.03% for Class IB.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.06% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	13.66%	9.55%	7.78%
Portfolio – Class IB Shares	13.64	9.55	7.75
EQ/Growth Strategy Index	13.76	10.26	9.01
S&P 500® Index	18.40	15.22	13.88
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.73	2.89	2.46

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.64% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the EQ/Growth Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 13.76%, 18.40% and 5.73%, respectively.

Portfolio Highlights

The Portfolio holds allocations in a mixture of portfolios invested in a mixture of U.S. stocks, international stocks and intermediate-term bonds. Despite a globally disruptive health crisis and economic turmoil, the Portfolio’s holdings produced positive gains for the year.

The Portfolio’s return is driven by its relative allocation to the asset class performance detailed below; the EQ/Growth Strategy Portfolio targets an allocation of 70% in equities in various capitalization ranges and 30% in investment-grade bonds.

Details by Sector

The Portfolio’s return was primarily attributable to its holdings in U.S. equities, especially large-cap companies with outsized earnings growth. The U.S. equity market shrugged off a global coronavirus pandemic, COVID-19, that severely reduced economic activity for a significant portion of the reporting period. Initially, sectors such as large-cap technology thrived because COVID-19 accelerated their businesses. Later in the year, resolution of the U.S. presidential election, as well as positive vaccine news continued a rally in cyclical and more value-oriented names, solidifying a broadening of the market.

U.S. small- and mid-sized holdings also contributed attractive returns. These companies rallied significantly, but lagged behind the handful of mega-cap tech companies that dominated the market for most of the year.

In the international stock markets, the Portfolio’s equity holdings enjoyed positive gains for the year, with developed markets lagging emerging markets. Around the world, the pandemic triggered monetary easing measures and unusually robust fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to support their staggering economies.

Finally, the Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns. After the initial crisis and flight to quality, the massive amounts of aid provided by both the U.S. Federal Reserve and the U.S. Congress resulted in notable stabilization in the second quarter and throughout the rest of 2020. Corporate bonds rallied for the year, bouncing back from their March lows swiftly but producing lower gains in the closing months of the year, as the stock market rally broadened out.

EQ/GROWTH STRATEGY PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2020
Equity	72.1%
Fixed Income	27.9

Top Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2020
EQ/500 Managed Volatility Portfolio	41.2%
EQ/2000 Managed Volatility Portfolio	18.4
EQ/Intermediate Government Bond Portfolio	12.6
EQ/Core Bond Index Portfolio	11.9
EQ/International Managed Volatility Portfolio	10.3
EQ/AB Short Duration Government Bond Portfolio	3.4
EQ/400 Managed Volatility Portfolio	2.2

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,173.00	$2.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.70	2.47
Class IB
Actual	1,000.00	1,172.80	2.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.70	2.47

* Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratio of 0.49% and 0.49%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (72.1%)
EQ/2000 Managed Volatility Portfolio‡	44,942,362	$1,057,620,907
EQ/400 Managed Volatility Portfolio‡	5,411,783	125,712,291
EQ/500 Managed Volatility Portfolio‡	81,362,611	2,372,984,342
EQ/International Managed Volatility Portfolio‡	41,312,553	594,198,797

Total Equity		4,150,516,337

Fixed Income (27.9%)
EQ/AB Short Duration Government Bond Portfolio‡	19,791,026	196,558,268
EQ/Core Bond Index Portfolio‡	65,307,736	683,552,180
EQ/Intermediate Government Bond Portfolio‡	68,194,000	727,237,087

Total Fixed Income		1,607,347,535

Total Investments in Securities (100.0%) (Cost $4,299,210,208)		5,757,863,872
Other Assets Less Liabilities (0.0%)		(1,759,618)

Net Assets (100%)		$5,756,104,254

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/500 Managed Volatility Portfolio	81,362,611	2,426,814,677	349,834,176	(506,991,806)	63,092,059	40,235,236	2,372,984,342	25,932,690	194,817,719
EQ/400 Managed Volatility Portfolio	5,411,783	80,557,891	45,423,057	(13,779,711)	46,708	13,464,346	125,712,291	991,300	7,546,447
EQ/2000 Managed Volatility Portfolio	44,942,362	878,854,387	245,086,390	(215,461,963)	3,450,618	145,691,475	1,057,620,907	8,623,877	45,726,763
EQ/International Managed Volatility Portfolio	41,312,553	619,647,754	107,201,413	(161,667,879)	50,677	28,966,832	594,198,797	9,793,882	2,785,261
Fixed Income
EQ/AB Short Duration Government Bond Portfolio	19,791,026	198,329,298	55,324,793	(56,774,277)	8,906	(330,452)	196,558,268	2,301,520	—
EQ/Core Bond Index Portfolio	65,307,736	661,565,087	205,566,347	(204,372,638)	1,497,054	19,296,330	683,552,180	11,597,095	4,439,223
EQ/Intermediate Government Bond Portfolio	68,194,000	709,763,753	220,423,107	(221,122,445)	4,916,524	13,256,148	727,237,087	8,856,023	4,236,850

Total		5,575,532,847	1,228,859,283	(1,380,170,719)	73,062,546	260,579,915	5,757,863,872	68,096,387	259,552,263

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$5,757,863,872	$—	$5,757,863,872

Total Assets	$—	$5,757,863,872	$—	$5,757,863,872

Total Liabilities	$—	$—	$—	$—

Total	$—	$5,757,863,872	$—	$5,757,863,872

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,228,859,285
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,380,170,720

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,458,958,104
Aggregate gross unrealized depreciation	(387,466)

Net unrealized appreciation	$1,458,570,638

Federal income tax cost of investments in securities and derivative instruments, if applicable	$4,299,293,234

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value
Affiliated Issuers (Cost $4,299,210,208)	$5,757,863,872
Cash	2,564,600
Receivable for Portfolio shares sold	31,971
Other assets	21,150

Total assets	5,760,481,593

LIABILITIES
Payable for Portfolio shares redeemed	1,915,158
Distribution fees payable – Class IB	1,204,486
Administrative fees payable	591,948
Investment management fees payable	454,904
Payable for securities purchased	129,528
Trustees’ fees payable	370
Distribution fees payable – Class IA	330
Accrued expenses	80,615

Total liabilities	4,377,339

NET ASSETS	$5,756,104,254

Net assets were comprised of:
Paid in capital	$4,129,544,247
Total distributable earnings (loss)	1,626,560,007

Net assets	$5,756,104,254

Class IA
Net asset value, offering and redemption price per share, $1,580,304 / 75,921 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.82

Class IB
Net asset value, offering and redemption price per share, $5,754,523,950 / 276,166,694 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.84

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$68,096,387
Interest	5,251

Total income	68,101,638

EXPENSES
Distribution fees – Class IB	12,988,725
Administrative fees	6,418,520
Investment management fees	4,927,147
Printing and mailing expenses	355,974
Professional fees	185,656
Trustees’ fees	171,066
Custodian fees	81,000
Distribution fees – Class IA	3,496
Miscellaneous	101,474

Total expenses	25,233,058

NET INVESTMENT INCOME (LOSS)	42,868,580

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities (All realized gain (loss) from affiliates)	73,062,546
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	259,552,263

Net realized gain (loss)	332,614,809

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	260,579,915

NET REALIZED AND UNREALIZED GAIN (LOSS)	593,194,724

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$636,063,304

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$42,868,580	$70,231,048
Net realized gain (loss)	332,614,809	118,261,700
Net change in unrealized appreciation (depreciation)	260,579,915	762,303,749

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	636,063,304	950,796,497

Distributions to shareholders:
Class IA	(79,250)	(45,535)
Class IB	(289,100,537)	(179,326,879)

Total distributions to shareholders	(289,179,787)	(179,372,414)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 0 and 389 shares, respectively ]	—	6,989
Capital shares issued in reinvestment of dividends and distributions [ 3,906 and 2,392 shares, respectively ]	79,250	45,535
Capital shares repurchased [ (1,434) and (7,303) shares, respectively ]	(27,340)	(129,561)

Total Class IA transactions	51,910	(77,037)

Class IB
Capital shares sold [21,695,569 and 20,000,485 shares, respectively]	401,454,173	363,763,277
Capital shares issued in reinvestment of dividends and distributions [ 14,232,903 and 9,411,234 shares, respectively]	289,100,537	179,326,879
Capital shares repurchased [(48,099,813) and (25,572,674) shares, respectively]	(857,075,754)	(467,071,029)

Total Class IB transactions	(166,521,044)	76,019,127

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(166,469,134)	75,942,090

TOTAL INCREASE (DECREASE) IN NET ASSETS	180,414,383	847,366,173
NET ASSETS:
Beginning of year	5,575,689,871	4,728,323,698

End of year	$5,756,104,254	$5,575,689,871

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020		2019		2018		2017		2016
Net asset value, beginning of year	$19.31		$16.60		$18.23		$16.40		$15.43

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16		0.25		0.18		0.16		0.13
Net realized and unrealized gain (loss)	2.44		3.10		(1.27)		2.10		1.11

Total from investment operations	2.60		3.35		(1.09)		2.26		1.24

Less distributions:
Dividends from net investment income	(0.40)		(0.29)		(0.22)		(0.27)		(0.15)
Distributions from net realized gains	(0.69)		(0.35)		(0.32)		(0.16)		(0.12)

Total dividends and distributions	(1.09)		(0.64)		(0.54)		(0.43)		(0.27)

Net asset value, end of year	$20.82		$19.31		$16.60		$18.23		$16.40

Total return	13.66%		20.23%		(6.08)%		13.75%		8.07%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,580		$1,419		$1,294		$1,528		$1,370
Ratio of expenses to average net assets (f)	0.49	%(j)	0.48	%(k)	0.49	%(m)	0.50	%(n)	0.51	%(o)
Ratio of net investment income (loss) to average net assets (f)	0.85%		1.33%		0.95%		0.92%		0.83%
Portfolio turnover rate^	24%		11%		10%		5%		15%

	Year Ended December 31,
Class IB	2020		2019		2018		2017		2016
Net asset value, beginning of year	$19.33		$16.62		$18.25		$16.42		$15.44

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16		0.25		0.19		0.17		0.14
Net realized and unrealized gain (loss)	2.44		3.10		(1.28)		2.09		1.11

Total from investment operations	2.60		3.35		(1.09)		2.26		1.25

Less distributions:
Dividends from net investment income	(0.40)		(0.29)		(0.22)		(0.27)		(0.15)
Distributions from net realized gains	(0.69)		(0.35)		(0.32)		(0.16)		(0.12)

Total dividends and distributions	(1.09)		(0.64)		(0.54)		(0.43)		(0.27)

Net asset value, end of year	$20.84		$19.33		$16.62		$18.25		$16.42

Total return	13.64%		20.21%		(6.07)%		13.74%		8.13%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,754,524		$5,574,271		$4,727,029		$5,201,255		$4,423,238
Ratio of expenses to average net assets (f)	0.49	%(j)	0.48	%(k)	0.49	%(m)	0.50	%(n)	0.51	%(o)
Ratio of net investment income (loss) to average net assets (f)	0.82%		1.33%		1.01%		0.95%		0.88%
Portfolio turnover rate^	24%		11%		10%		5%		15%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.02% for Class IA and 1.02% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.01% for Class IA and 1.01% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.03% for Class IA and 1.03% for Class IB.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.04% for Class IA and 1.04% for Class IB.
(o)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.07% for Class IA and 1.07% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	14.52%	10.50%	9.70%
EQ/Aggressive Growth Strategy Index	14.79	11.35	10.59
S&P 500® Index	18.40	15.22	14.42
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.73	2.89	2.11

* Date of inception 4/12/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 14.52% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the EQ/Aggressive Growth Strategy Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 14.79%, 18.40% and 5.73%, respectively.

Portfolio Highlights

The Portfolio holds allocations in a mixture of portfolios invested in a mixture of U.S. stocks, international stocks and intermediate-term bonds. Despite a globally disruptive health crisis and economic turmoil, the Portfolio’s holdings produced positive gains for the year.

The Portfolio’s return is driven by its relative allocation to the asset class performance detailed below; the EQ/Aggressive Growth Strategy Portfolio targets an allocation of 80% in equities in various capitalization ranges and 20% in investment-grade bonds.

Details by Sector

The Portfolio’s return was primarily attributable to its holdings in U.S. equities, especially large-cap companies with outsized earnings growth. The U.S. equity market shrugged off a global coronavirus pandemic, COVID-19, that severely reduced economic activity for a significant portion of the reporting period. Initially, sectors such as large-cap technology thrived because COVID-19 accelerated their businesses. Later in the year, resolution of the U.S. presidential election, as well as positive vaccine news continued a rally in cyclical and more value-oriented names, solidifying a broadening of the market.

U.S. small- and mid-sized holdings also contributed attractive returns. These companies rallied significantly, but lagged behind the handful of mega-cap tech companies that dominated the market for most of the year.

In the international stock markets, the Portfolio’s equity holdings enjoyed positive gains for the year, with developed markets lagging emerging markets. Around the world, the pandemic triggered monetary easing measures and unusually robust fiscal stimulus initiatives. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to support their staggering economies.

Finally, the Portfolio’s holdings in intermediate-term government and corporate bonds also provided positive returns. After the initial crisis and flight to quality, the massive amounts of aid provided by both the U.S. Federal Reserve and the U.S. Congress resulted in notable stabilization in the second quarter and throughout the rest of 2020. Corporate bonds rallied for the year, bouncing back from their March lows swiftly but producing lower gains in the closing months of the year, as the stock market rally broadened out.

EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2020
Equity	82.0%
Fixed Income	18.0

Top Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2020
EQ/500 Managed Volatility Portfolio	47.4%
EQ/2000 Managed Volatility Portfolio	20.2
EQ/International Managed Volatility Portfolio	12.0
EQ/Intermediate Government Bond Portfolio	8.3
EQ/Core Bond Index Portfolio	7.6
EQ/400 Managed Volatility Portfolio	2.5
EQ/AB Short Duration Government Bond Portfolio	2.1

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,196.70	$2.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.69	2.47

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.49%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
INVESTMENT COMPANIES:
Equity (82.1%)
EQ/2000 Managed Volatility Portfolio‡	47,856,428	$1,126,197,113
EQ/400 Managed Volatility Portfolio‡	5,932,068	137,798,194
EQ/500 Managed Volatility Portfolio‡	90,820,166	2,648,819,010
EQ/International Managed Volatility Portfolio‡	46,414,857	667,585,270

Total Equity		4,580,399,587

Fixed Income (18.0%)
EQ/AB Short Duration Government Bond Portfolio‡	11,830,555	117,497,362
EQ/Core Bond Index Portfolio‡	40,406,907	422,924,312
EQ/Intermediate Government Bond Portfolio‡	43,666,479	465,669,756

Total Fixed Income		1,006,091,430

Total Investments in Securities (100.1%) (Cost $4,482,686,184)		5,586,491,017
Other Assets Less Liabilities (-0.1%)		(2,809,571)

Net Assets (100%)		$5,583,681,446

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.

The holdings in affiliated Investment Companies are all Class K shares.

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Equity
EQ/500 Managed Volatility Portfolio (aa)	90,820,166	2,162,064,497	409,393,764	(470,834,612)	14,151,800	115,902,242	2,648,819,010	28,931,261	217,841,635
EQ/400 Managed Volatility Portfolio	5,932,068	69,387,260	64,940,976	(12,214,906)	(13,553)	15,698,417	137,798,194	1,086,496	8,276,102
EQ/2000 Managed Volatility Portfolio	47,856,428	766,182,474	324,869,383	(109,934,157)	(2,089,783)	147,169,196	1,126,197,113	9,179,847	48,444,135
EQ/International Managed Volatility Portfolio	46,414,857	538,187,673	197,329,681	(108,420,027)	(541,013)	41,028,956	667,585,270	10,997,010	3,023,012
Fixed Income
EQ/AB Short Duration Government Bond Portfolio	11,830,555	98,187,859	50,033,537	(30,408,633)	3,189	(318,590)	117,497,362	1,375,563	—
EQ/Core Bond Index Portfolio	40,406,907	330,820,975	191,240,808	(108,659,625)	802,159	8,719,995	422,924,312	7,171,960	2,745,337
EQ/Intermediate Government Bond Portfolio	43,666,479	357,293,420	209,903,029	(109,513,351)	2,332,164	5,654,494	465,669,756	5,667,471	2,712,650

Total		4,322,124,158	1,447,711,178	(949,985,311)	14,644,963	333,854,710	5,586,491,017	64,409,608	283,042,871

(aa)

As a result of a business combination, after the close of business on June 5, 2020, the Portfolio exchanged in a nontaxable transfer 15,190,716 Class K shares in EQ/500 Managed Volatility Portfolio with a value of $418,141,319 (at a cost of $398,080,557). These amounts are not reflected in the purchases and sales listed above.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Investment Companies
Investment Companies	$—	$5,586,491,017	$—	$5,586,491,017

Total Assets	$—	$5,586,491,017	$—	$5,586,491,017

Total Liabilities	$—	$—	$—	$—

Total	$—	$5,586,491,017	$—	$5,586,491,017

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,447,711,178
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$949,985,311

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,095,928,566
Aggregate gross unrealized depreciation	(323,205)

Net unrealized appreciation	$1,095,605,361

Federal income tax cost of investments in securities and derivative instruments, if applicable	$4,490,885,656

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value
Affiliated Issuers (Cost $4,482,686,184)	$5,586,491,017
Cash	1,515,585
Receivable for securities sold	118,951
Receivable for Portfolio shares sold	87,702
Other assets	20,711

Total assets	5,588,233,966

LIABILITIES
Payable for Portfolio shares redeemed	2,192,840
Distribution fees payable – Class IB	1,166,691
Administrative fees payable	573,217
Investment management fees payable	420,897
Accrued expenses	198,875

Total liabilities	4,552,520

NET ASSETS	$5,583,681,446

Net assets were comprised of:
Paid in capital	$4,302,858,087
Total distributable earnings (loss)	1,280,823,359

Net assets	$5,583,681,446

Class IB
Net asset value, offering and redemption price per share, $5,583,681,446 / 316,664,412 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.63

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (All dividend income received from affiliates)	$64,409,608
Interest	11,005

Total income	64,420,613

EXPENSES
Distribution fees – Class IB	11,474,789
Administrative fees	5,672,084
Investment management fees	4,378,154
Printing and mailing expenses	331,178
Professional fees	193,226
Trustees’ fees	140,004
Custodian fees	81,000
Miscellaneous	82,849

Total expenses	22,353,284

NET INVESTMENT INCOME (LOSS)	42,067,329

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($14,644,963 realized gain (loss) from affiliates)	14,645,613
Net distributions of realized gain received from underlying funds (All realized gains received from affiliates)	283,042,871

Net realized gain (loss)	297,688,484

Net change in unrealized appreciation (depreciation) on investments in securities (All of change in unrealized appreciation (depreciation) from affiliates)	333,854,710

NET REALIZED AND UNREALIZED GAIN (LOSS)	631,543,194

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$673,610,523

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$42,067,329	$53,185,607
Net realized gain (loss)	297,688,484	72,239,948
Net change in unrealized appreciation (depreciation)	333,854,710	659,694,838

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	673,610,523	785,120,393

Distributions to shareholders:
Class IB	(218,636,989)	(124,378,003)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 23,988,792 and 25,961,995 shares, respectively ]	366,683,641	387,098,755
Capital shares issued in connection with merger (Note 8) [ 61,180,823 and 0 shares, respectively ]	967,917,134	—
Capital shares issued in reinvestment of dividends and distributions [ 12,809,156 and 7,923,038 shares, respectively ]	218,636,989	124,378,003
Capital shares repurchased [ (50,723,451) and (19,093,550) shares, respectively ]	(746,316,502)	(285,142,295)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	806,921,262	226,334,463

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,261,894,796	887,076,853
NET ASSETS:
Beginning of year	4,321,786,650	3,434,709,797

End of year	$5,583,681,446	$4,321,786,650

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AGGRESSIVE GROWTH STRATEGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020		2019		2018		2017		2016
Net asset value, beginning of year	$16.04		$13.49		$14.93		$13.22		$12.33

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.15		0.20		0.15		0.14		0.12
Net realized and unrealized gain (loss)	2.15		2.83		(1.17)		1.92		1.01

Total from investment operations	2.30		3.03		(1.02)		2.06		1.13

Less distributions:
Dividends from net investment income	(0.36)		(0.24)		(0.18)		(0.23)		(0.13)
Distributions from net realized gains	(0.35)		(0.24)		(0.24)		(0.12)		(0.11)

Total dividends and distributions	(0.71)		(0.48)		(0.42)		(0.35)		(0.24)

Net asset value, end of year	$17.63		$16.04		$13.49		$14.93		$13.22

Total return	14.52%		22.51%		(6.97)%		15.63%		9.15%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,583,681		$4,321,787		$3,434,710		$3,578,052		$2,709,357
Ratio of expenses to average net assets (f)	0.49	%(j)	0.49	%(k)	0.49	%(m)	0.50	%(n)	0.51	%(o)
Ratio of net investment income (loss) to average net assets (f)	0.92%		1.34%		1.01%		1.01%		0.96%
Portfolio turnover rate^	21%		8%		6%		3%		20%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.03% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.04% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.05% for Class IB.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.06% for Class IB.
(o)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.08% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

1290 VT ENERGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(25.02)%	(4.88)%	(9.10)%
Portfolio – Class K Shares*	(24.85)	(4.64)	(8.88)
Energy Select Sector Index	(32.84)	(4.75)	(7.38)
S&P 500® Index	18.40	15.22	13.40

* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (25.02)% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the Energy Select Sector Index and the S&P 500® Index, which returned (32.84)% and 18.40%, respectively.

Portfolio Highlights

What helped performance during the year*?

•	An allocation to the Alternative Energy sector was the top contributor to the Portfolio’s performance.

What hurt performance during the year*?

•	The allocation to Oil & Gas Services hurt performance, as the sub-sectors was down about 42.0% for the one year period.

•	Allocation to small cap energy also detracted from performance.

•	Stock selection within Broad Energy contributed to underperformance, with the diversification among main providers detracting from performance.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2020
Equity	88.9%
Repurchase Agreements	11.1

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2020
Energy Select Sector SPDR Fund	22.2%
Vanguard Energy ETF	14.1
iShares U.S. Energy ETF	13.5
Deutsche Bank Securities, Inc	9.1
iShares Global Energy ETF	7.0
iShares North American Natural Resources ETF	4.5
Invesco S&P SmallCap Energy ETF	3.2
iShares Global Clean Energy ETF	3.2
Invesco Dynamic Energy Exploration & Production ETF	2.5
iShares U.S. Oil & Gas Exploration & Production ETF	2.4

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

1290 VT ENERGY PORTFOLIO (Unaudited)

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,163.50	$3.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.24	2.93
Class K
Actual	1,000.00	1,166.10	1.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.50	1.66

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 0.58% and 0.33%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT ENERGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (99.3%)
Energy Select Sector SPDR Fund	28,650	$1,085,835
Invesco Cleantech ETF	950	71,373
Invesco DWA Energy Momentum ETF	6,490	113,964
Invesco Dynamic Energy Exploration & Production ETF	11,940	121,072
Invesco Dynamic Oil & Gas Services ETF	38,340	111,953
Invesco Global Clean Energy ETF (x)	2,020	70,195
Invesco S&P SmallCap Energy ETF (x)	36,410	159,112
Invesco WilderHill Clean Energy ETF (x)	1,012	104,631
iShares Global Clean Energy ETF (x)	5,480	154,755
iShares Global Energy ETF (x)	16,770	340,599
iShares North American Natural Resources ETF (x)	9,510	221,488
iShares U.S. Energy ETF (x)	32,680	661,443
iShares U.S. Oil & Gas Exploration & Production ETF	3,330	119,480
iShares U.S. Oil Equipment & Services ETF	9,420	105,881
SPDR S&P Oil & Gas Equipment & Services ETF (x)	2,579	115,642
SPDR S&P Oil & Gas Exploration & Production ETF (x)	1,819	106,412
Vanguard Energy ETF (x)	13,350	692,331

Total Exchange-Traded Funds (99.3%) (Cost $8,620,260)		4,356,166

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (12.4%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $100,001, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145% - 2.500%, maturing 8/31/21 - 2/15/46; total market value $102,000. (xx)	$100,000	$100,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $443,577, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $452,446. (xx)	443,575	443,575

Total Repurchase Agreements		543,575

Total Short-Term Investments (12.4%) (Cost $543,575)		543,575

Total Investments in Securities (111.7%) (Cost $9,163,835)		4,899,741
Other Assets Less Liabilities (-11.7%)		(511,202)

Net Assets (100%)		$4,388,539

(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $659,595. This was collateralized by $138,328 of various U.S. Government Treasury Securities, ranging from 0.000% - 3.875%, maturing 1/28/21 - 2/15/50 and by cash of $543,575 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange-Traded Funds
Exchange Traded Funds	$4,356,166	$—	$—	$4,356,166
Short-Term Investments
Repurchase Agreements	—	543,575	—	543,575

Total Assets	$4,356,166	$543,575	$—	$4,899,741

Total Liabilities	$—	$—	$—	$—

Total	$4,356,166	$543,575	$—	$4,899,741

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT ENERGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,288,536
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,199,378

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$257,138
Aggregate gross unrealized depreciation	(4,562,737)

Net unrealized depreciation	$(4,305,599)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$9,205,340

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT ENERGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $8,620,260)	$4,356,166
Repurchase Agreements (Cost $543,575)	543,575
Cash	58,464
Receivable from investment manager	20,787
Receivable for Portfolio shares sold	5,126
Securities lending income receivable	1,548
Dividends, interest and other receivables	77
Other assets	20

Total assets	4,985,763

LIABILITIES
Payable for return of collateral on securities loaned	543,575
Accrued professional fees	40,613
Distribution fees payable – Class IB	830
Payable for Portfolio shares redeemed	249
Trustees’ fees payable	7
Accrued expenses	11,950

Total liabilities	597,224

NET ASSETS	$4,388,539

Net assets were comprised of:
Paid in capital	$8,668,363
Total distributable earnings (loss)	(4,279,824)

Net assets	$4,388,539

Class IB
Net asset value, offering and redemption price per share, $3,954,972 / 1,041,011 shares outstanding (unlimited amount authorized: $0.01 par value)	$3.80

Class K
Net asset value, offering and redemption price per share, $433,567 / 114,134 shares outstanding (unlimited amount authorized: $0.01 par value)	$3.80

(x)	Includes value of securities on loan of $659,595.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends	$161,775
Interest	201
Securities lending (net)	16,130

Total income	178,106

EXPENSES
Professional fees	56,865
Administrative fees	30,000
Printing and mailing expenses	19,860
Investment management fees	19,692
Custodian fees	11,200
Distribution fees – Class IB	7,860
Tax expense	1,573
Trustees’ fees	145
Miscellaneous	2,765

Gross expenses	149,960
Less: Waiver from investment manager	(49,692)
Reimbursement from investment manager	(78,070)

Net expenses	22,198

NET INVESTMENT INCOME (LOSS)	155,908

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	457,617
Net distributions of realized gain received from underlying funds	16

Net realized gain (loss)	457,633

Net change in unrealized appreciation (depreciation) on investments in securities	(1,576,481)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,118,848)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(962,940)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT ENERGY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$155,908	$215,404
Net realized gain (loss)	457,633	2,138
Net change in unrealized appreciation (depreciation)	(1,576,481)	276,737

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(962,940)	494,279

Distributions to shareholders:
Class IB	(498,628)	(84,981)
Class K	(57,535)	(43,383)

Total distributions to shareholders	(556,163)	(128,364)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 625,961 and 126,162 shares, respectively ]	2,147,700	743,688
Capital shares issued in reinvestment of dividends [133,921 and 15,200 shares, respectively]	498,628	84,981
Capital shares repurchased [ (354,142) and (116,619) shares, respectively ]	(1,398,358)	(682,875)

Total Class IB transactions	1,247,970	145,794

Class K
Capital shares sold [ 130,108 and 98,579 shares, respectively ]	398,477	567,315
Capital shares issued in reinvestment of dividends[ 15,474 and 7,763 shares, respectively ]	57,535	43,383
Capital shares repurchased [ (325,114) and (21,681) shares, respectively ]	(1,232,117)	(129,203)

Total Class K transactions	(776,105)	481,495

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	471,865	627,289

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,047,238)	993,204
NET ASSETS:
Beginning of year	5,435,777	4,442,573

End of year	$4,388,539	$5,435,777

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT ENERGY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020		2019		2018		2017		2016
Net asset value, beginning of year	$5.85		$5.42		$7.13		$7.44		$6.13

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.16		0.24		0.14		0.15		0.11
Net realized and unrealized gain (loss)	(1.65)		0.33		(1.72)		(0.30)		1.31

Total from investment operations	(1.49)		0.57		(1.58)		(0.15)		1.42

Less distributions:
Dividends from net investment income	(0.25)		(0.14)		(0.13)		(0.15)		(0.11)
Distributions from net realized gains	(0.31)		—		—		—		—
Return of capital	—		—		—		(0.01)		—

Total dividends and distributions	(0.56)		(0.14)		(0.13)		(0.16)		(0.11)

Net asset value, end of year	$3.80		$5.85		$5.42		$7.13		$7.44

Total return	(25.02)%		10.59%		(22.28)%		(1.90)%		23.17%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,955		$3,718		$3,310		$4,109		$3,715
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.61	%**(j)	0.61	%**(k)	0.57	%(m)	0.69	%(n)	0.95%
Before waivers and reimbursements (f)	4.03%		2.74%		2.60%		2.40%		2.40%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	4.14%		4.10%		1.93%		2.28%		1.64%
Before waivers and reimbursements (f)(x)	0.72%		1.97%		(0.10)%		0.57%		0.20%
Portfolio turnover rate^	55%		7%		11%		20%		38%

	Year Ended December 31,
Class K	2020		2019		2018		2017		2016
Net asset value, beginning of year	$5.85		$5.42		$7.13		$7.44		$6.13

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.13		0.28		0.16		0.15		0.12
Net realized and unrealized gain (loss)	(1.61)		0.30		(1.72)		(0.28)		1.32

Total from investment operations	(1.48)		0.58		(1.56)		(0.13)		1.44

Less distributions:
Dividends from net investment income	(0.26)		(0.15)		(0.15)		(0.17)		(0.13)
Distributions from net realized gains	(0.31)		—		—		—		—
Return of capital	—		—		—		(0.01)		—

Total dividends and distributions	(0.57)		(0.15)		(0.15)		(0.18)		(0.13)

Net asset value, end of year	$3.80		$5.85		$5.42		$7.13		$7.44

Total return	(24.85)%		10.87%		(22.05)%		(1.67)%		23.48%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$434		$1,718		$1,133		$1,355		$2,242
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.39	%**(j)	0.37	%**(k)	0.32	%(m)	0.49	%(n)	0.70%
Before waivers and reimbursements (f)	2.95%		2.60%		2.33%		2.03%		2.07%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	3.27%		4.79%		2.19%		2.14%		1.79%
Before waivers and reimbursements (f)(x)	0.71%		2.56%		0.18%		0.60%		0.42%
Portfolio turnover rate^	55%		7%		11%		20%		38%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT ENERGY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

**	Includes Tax Expenses of 0.03% and 0.04% for the years ended December 31, 2020 and December 31, 2019, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.93% for Class IB and 0.68% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.94% for Class IB and 0.69% for Class K.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.90% for Class IB and 0.65% for Class K.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.90% for Class IB and 0.70% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(1.33)%	7.99%	6.63%
Portfolio – Class K Shares*	(1.10)	8.25	6.90
MSCI ACWI Minimum Volatility (Net) Index	2.69	9.17	8.27
MSCI AC World (Net) Index	16.25	12.26	9.06

* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (1.33)% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the MSCI ACWI Minimum Volatility (Net) Index and the MSCI AC World (Net) Index, which returned 2.69% and 16.25%, respectively.

Portfolio Highlights

What helped performance during the year?

•	Relative to the Portfolio’s minimum volatility benchmark, stock selection in both industrials and health care was beneficial to performance.

•	An underweight to the energy sector relative to the MSCI ACWI Index added to performance, as did a slight overweight to the materials sector.

What hurt performance during the year?

•

On a regional basis, compared to both of the Portfolio’s benchmarks, an overall underweight to domestic equities was a detractor from performance. Within domestic equities, underweighting large-cap equities detracted when compared to both benchmarks, while underweighting both small- and mid-cap equities hurt performance relative to the minimum volatility benchmark.

•	Both an overweight to and stock selection within the real estate and financials sectors detracted from performance relative to the minimum volatility benchmark.

•

Both an overweight to and stock selection within the information technology and consumer discretionary sectors detracted from performance relative to the MSCI ACWI Index. Additionally, an overweight and stock selection within real estate negatively impacted performance relative to the MSCI ACWI Index.

Table by Asset Class (as a percentage of Total Investments in Securities)

As of December 31, 2020
Equity	87.0%
Repurchase Agreements	13.0

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of December 31, 2020
iShares MSCI Global Min Vol Factor ETF	23.8%
Deutsche Bank Securities, Inc	11.9
iShares MSCI EAFE Min Vol Factor ETF	11.2
Invesco S&P International Developed Low Volatility ETF	11.2
Invesco S&P MidCap Low Volatility ETF	6.1
Invesco S&P Emerging Markets Low Volatility ETF	5.4
iShares MSCI Emerging Markets Min Vol Factor ETF	5.3
Invesco S&P 500 Low Volatility ETF	4.7
SPDR SSGA US Large Cap Low Volatility Index ETF	4.6
iShares MSCI USA Min Vol Factor ETF	4.5

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,139.00	$3.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.71	3.46
Class K
Actual	1,000.00	1,140.60	2.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.97	2.19

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 0.68% and 0.43%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (99.5%)
Invesco S&P 500 High Dividend Low Volatility ETF (x)	20,770	$780,537
Invesco S&P 500 Low Volatility ETF (x)	14,560	818,709
Invesco S&P Emerging Markets Low Volatility ETF	42,370	945,275
Invesco S&P International Developed Low Volatility ETF	65,180	1,954,748
Invesco S&P MidCap Low Volatility ETF (x)	22,080	1,062,490
Invesco S&P SmallCap Low Volatility ETF (x)	12,810	521,879
iShares MSCI EAFE Min Vol Factor ETF	26,800	1,967,388
iShares MSCI Emerging Markets Min Vol Factor ETF	15,150	925,362
iShares MSCI Global Min Vol Factor ETF	42,910	4,158,408
iShares MSCI USA Min Vol Factor ETF	11,680	792,838
SPDR SSGA US Large Cap Low Volatility Index ETF (x)	6,720	806,064
SPDR SSGA US Small Cap Low Volatility Index ETF (x)	5,100	488,045

Total Exchange-Traded Funds (99.5%) (Cost $12,883,316)		15,221,743

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (14.9%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $200,003, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145% - 2.500%, maturing 8/31/21 - 2/15/46; total market value $204,000. (xx)	$200,000	200,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $2,077,109, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $2,118,640. (xx)	2,077,098	2,077,098

Total Repurchase Agreements		2,277,098

Total Short-Term Investments (14.9%) (Cost $2,277,098)		2,277,098

Total Investments in Securities (114.4%) (Cost $15,160,414)		17,498,841
Other Assets Less Liabilities (-14.4%)		(2,203,618)

Net Assets (100%)		$15,295,223

(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $2,462,456. This was collateralized by $226,206 of various U.S. Government Treasury Securities, ranging from 0.000% - 3.875%, maturing 1/28/21 - 2/15/50 and by cash of $2,277,098 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$15,221,743	$—	$—	$15,221,743
Short-Term Investments
Repurchase Agreements	—	2,277,098	—	2,277,098

Total Assets	$15,221,743	$2,277,098	$—	$17,498,841

Total Liabilities	$—	$—	$—	$—

Total	$15,221,743	$2,277,098	$—	$17,498,841

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$4,197,883
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,980,684

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$2,420,938
Aggregate gross unrealized depreciation	(89,481)

Net unrealized appreciation	$2,331,457

Federal income tax cost of investments in securities and derivative instruments, if applicable	$15,167,384

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $12,883,316)	$15,221,743
Repurchase Agreements (Cost $2,277,098)	2,277,098
Cash	124,408
Due from Custodian	112,051
Receivable from investment manager	3,114
Securities lending income receivable	2,586
Other assets	57

Total assets	17,741,057

LIABILITIES
Payable for return of collateral on securities loaned	2,277,098
Payable for securities purchased	112,051
Payable for Portfolio shares redeemed	3,396
Distribution fees payable – Class IB	744
Trustees’ fees payable	5
Accrued expenses	52,540

Total liabilities	2,445,834

NET ASSETS	$15,295,223

Net assets were comprised of:
Paid in capital	$12,968,957
Total distributable earnings (loss)	2,326,266

Net assets	$15,295,223

Class IB
Net asset value, offering and redemption price per share, $3,596,533 / 293,749 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.24

Class K
Net asset value, offering and redemption price per share, $11,698,690 / 955,437 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.24

(x)	Includes value of securities on loan of $2,462,456.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends	$316,861
Interest	352
Securities lending (net)	53,980

Total income	371,193

EXPENSES
Investment management fees	67,664
Professional fees	43,576
Administrative fees	30,001
Printing and mailing expenses	20,565
Custodian fees	13,500
Distribution fees – Class IB	8,431
Tax expense	1,050
Trustees’ fees	427
Miscellaneous	864

Gross expenses	186,078
Less: Waiver from investment manager	(97,665)
Reimbursement from investment manager	(20,564)

Net expenses	67,849

NET INVESTMENT INCOME (LOSS)	303,344

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	54,037
Net change in unrealized appreciation (depreciation) on investments in securities	(250,831)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(196,794)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$106,550

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$303,344	$390,436
Net realized gain (loss)	54,037	36,307
Net change in unrealized appreciation (depreciation)	(250,831)	1,753,331

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	106,550	2,180,074

Distributions to shareholders:
Class IB	(90,238)	(102,932)
Class K	(317,334)	(287,518)

Total distributions to shareholders	(407,572)	(390,450)

Tax return of capital:
Class IB	(15,068)	—
Class K	(54,434)	—

Total	(69,502)	—

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 54,775 and 130,845 shares, respectively]	610,199	1,591,721
Capital shares issued in reinvestment of dividends and distributions [ 8,792 and 8,166 shares, respectively]	105,306	102,932
Capital shares repurchased [ (61,690) and (145,080) shares, respectively]	(692,359)	(1,767,098)

Total Class IB transactions	23,146	(72,445)

Class K
Capital shares sold [395,250 and 131,009 shares, respectively]	4,448,643	1,594,952
Capital shares issued in reinvestment of dividends and distributions [ 31,025 and 22,814 shares, respectively]	371,768	287,518
Capital shares repurchased [ (216,383) and (68,023) shares, respectively]	(2,445,080)	(834,818)

Total Class K transactions	2,375,331	1,047,652

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,398,477	975,207

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,027,953	2,764,831
NET ASSETS:
Beginning of year	13,267,270	10,502,439

End of year	$15,295,223	$13,267,270

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT LOW VOLATILITY GLOBAL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020		2019		2018		2017		2016
Net asset value, beginning of year	$12.79		$10.97		$11.76		$10.21		$9.91

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.23		0.36		0.32		0.22		0.27
Net realized and unrealized gain (loss)	(0.41)		1.83		(0.72)		1.66		0.58

Total from investment operations	(0.18)		2.19		(0.40)		1.88		0.85

Less distributions:
Dividends from net investment income	(0.27)		(0.33)		(0.29)		(0.30)		(0.25)
Distributions from net realized gains	(0.05)		(0.04)		(0.10)		(0.03)		(0.30)
Return of capital	(0.05)		—		—		—		—

Total dividends and distributions	(0.37)		(0.37)		(0.39)		(0.33)		(0.55)

Net asset value, end of year	$12.24		$12.79		$10.97		$11.76		$10.21

Total return	(1.33)%		19.98%		(3.58)%		18.45%		8.60%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,597		$3,733		$3,268		$2,520		$2,729
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.69	%**(n)	0.68	%(j)	0.68	%(j)	0.76	%(m)	0.95%
Before waivers and reimbursements (f)	1.56%		1.59%		1.77%		1.65%		2.31%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.98%		2.95%		2.72%		1.98%		2.60%
Before waivers and reimbursements (f)(x)	1.11%		2.05%		1.64%		1.09%		1.24%
Portfolio turnover rate^	15%		9%		2%		34%		15%

	Year Ended December 31,
Class K	2020		2019		2018		2017		2016
Net asset value, beginning of year	$12.79		$10.97		$11.76		$10.21		$9.91

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.27		0.41		0.33		0.29		0.28
Net realized and unrealized gain (loss)	(0.42)		1.81		(0.70)		1.62		0.60

Total from investment operations	(0.15)		2.22		(0.37)		1.91		0.88

Less distributions:
Dividends from net investment income	(0.28)		(0.36)		(0.32)		(0.33)		(0.28)
Distributions from net realized gains	(0.05)		(0.04)		(0.10)		(0.03)		(0.30)
Return of capital	(0.07)		—		—		—		—

Total dividends and distributions	(0.40)		(0.40)		(0.42)		(0.36)		(0.58)

Net asset value, end of year	$12.24		$12.79		$10.97		$11.76		$10.21

Total return	(1.10)%		20.26%		(3.34)%		18.74%		8.89%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$11,699		$9,534		$7,235		$6,904		$2,358
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.44	%**(n)	0.43	%(j)	0.43	%(j)	0.49	%(m)	0.70%
Before waivers and reimbursements (f)	1.32%		1.35%		1.48%		1.43%		1.99%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.33%		3.31%		2.78%		2.59%		2.66%
Before waivers and reimbursements (f)(x)	1.45%		2.40%		1.73%		1.65%		1.37%
Portfolio turnover rate^	15%		9%		2%		34%		15%
**	Includes Tax Expense of 0.01%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.90% for Class IB and 0.65% for Class K.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.92% for Class IB and 0.65% for Class K.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.91% for Class IB and 0.66% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

1290 VT MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	6.33%	10.50%
Portfolio – Class K Shares*	6.48	10.76
1290 VT Moderate Growth Allocation Index	13.36	15.30
S&P 500® Index	18.40	21.03
Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index	9.75	11.04

* Date of inception 2/1/19. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 6.33% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the 1290 VT Moderate Growth Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index, which returned 13.36%, 18.40% and 9.75%, respectively.

Portfolio Highlights

What helped performance during the year:

•	Having greater exposure to small- and mid-capitalization equities within international markets contributed positive performance versus the composite benchmark.

What hurt performance during the year:

•	Volatility management was the largest detractor from relative performance as the Portfolio was partially de-risked during the strong equity market recovery in the second quarter.

•	The Portfolio’s return lagged that of its composite benchmark due to a comparatively lower weighting in equities.

Sector Weightings as of December 31, 2020	% of Net Assets
Exchange Traded Funds	99.5%
Repurchase Agreements	2.2
Investment Company	0.4
Cash and Other	(2.1)

100.0%

Portfolio Characteristics As of December 31, 2020
Weighted Average Life (Years)	7.50
Weighted Average Coupon (%)	3.50
Weighted Average Modified Duration (Years)*	6.40
Weighted Average Rating**	BBB	+

* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1290 VT MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,135.60	$5.57
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.92	5.26
Class K
Actual	1,000.00	1,137.10	4.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.01

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.04% and 0.79%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (64.5%)
iShares Core MSCI EAFE ETF	105,240	$7,271,031
iShares Core S&P 500 ETF	21,800	8,183,502
iShares Core S&P Mid-Cap ETF	11,300	2,597,079
iShares Core S&P Small-Cap ETF (x)	5,860	538,534
iShares MSCI EAFE ETF	27,660	2,018,074
iShares Russell 2000 ETF	2,920	572,495
Vanguard Large-Cap ETF (x)	10,370	1,822,424
Vanguard S&P 500 ETF	23,620	8,117,958

Total Equity		31,121,097

Fixed Income (35.0%)
Vanguard Intermediate-Term Corporate Bond ETF	173,980	16,900,417

Total Exchange Traded Funds (99.5%) (Cost $42,425,596)		48,021,514

SHORT-TERM INVESTMENTS:
Investment Company (0.4%)
JPMorgan Prime Money Market Fund, IM Shares	220,396	220,507

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.2%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $300,004, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145% - 2.500%, maturing 8/31/21 - 2/15/46; total market value $306,001. (xx)	$300,000	300,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $753,154, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $768,213. (xx)	753,150	753,150

Total Repurchase Agreements		1,053,150

Total Short-Term Investments (2.6%) (Cost $1,273,679)		1,273,657

Total Investments in Securities (102.1%) (Cost $43,699,275)		49,295,171
Other Assets Less Liabilities (-2.1%)		(1,005,482)

Net Assets (100%)		$48,289,689

(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $1,556,695. This was collateralized by $531,896 of various U.S. Government Treasury Securities, ranging from 0.000% - 5.250%, maturing 1/28/21 - 2/15/50 and by cash of $1,053,150 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$48,021,514	$—	$—	$48,021,514
Short-Term Investments
Investment Company	220,507	—	—	220,507
Repurchase Agreements	—	1,053,150	—	1,053,150

Total Assets	$48,242,021	$1,053,150	$—	$49,295,171

Total Liabilities	$—	$—	$—	$—

Total	$48,242,021	$1,053,150	$—	$49,295,171

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$43,604,199
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$23,763,265

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,319,562
Aggregate gross unrealized depreciation	(23)

Net unrealized appreciation	$5,319,539

Federal income tax cost of investments in securities and derivative instruments, if applicable	$43,975,632

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $42,646,125)	$48,242,021
Repurchase Agreements (Cost $1,053,150)	1,053,150
Cash	149,999
Securities lending income receivable	1,494
Receivable for Portfolio shares sold	797
Dividends, interest and other receivables	26
Other assets	994

Total assets	49,448,481

LIABILITIES
Payable for return of collateral on securities loaned	1,053,150
Payable for Portfolio shares redeemed	33,440
Investment management fees payable	18,199
Distribution fees payable – Class IB	9,151
Administrative fees payable	4,894
Trustees’ fees payable	27
Accrued expenses	39,931

Total liabilities	1,158,792

NET ASSETS	$48,289,689

Net assets were comprised of:
Paid in capital	$43,441,216
Total distributable earnings (loss)	4,848,473

Net assets	$48,289,689

Class IB
Net asset value, offering and redemption price per share, $44,418,054 / 3,780,189 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.75

Class K
Net asset value, offering and redemption price per share, $3,871,635 / 329,418 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.75

(x)	Includes value of securities on loan of $1,556,695.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends	$767,869
Interest	637
Securities lending (net)	5,791

Total income	774,297

EXPENSES
Investment management fees	251,680
Distribution fees – Class IB	78,054
Administrative fees	44,455
Professional fees	42,017
Printing and mailing expenses	24,444
Custodian fees	5,500
Offering costs	1,529
Trustees’ fees	1,018
Tax expense	17
Miscellaneous	814

Gross expenses	449,528
Less: Waiver from investment manager	(90,931)

Net expenses	358,597

NET INVESTMENT INCOME (LOSS)	415,700

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	(767,657)
Net distributions of realized gain received from underlying funds	34,082

Net realized gain (loss)	(733,575)

Net change in unrealized appreciation (depreciation) on investments in securities	4,275,868

NET REALIZED AND UNREALIZED GAIN (LOSS)	3,542,293

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,957,993

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	February 1, 2019* to December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$415,700	$290,393
Net realized gain (loss)	(733,575)	197,243
Net change in unrealized appreciation (depreciation)	4,275,868	1,320,028

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,957,993	1,807,664

Distributions to shareholders:
Class IB	(415,538)	(357,574)
Class K	(45,724)	(121,667)

Total distributions to shareholders	(461,262)	(479,241)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [2,106,757 and 1,717,827 shares, respectively]	22,383,359	18,424,416
Capital shares issued in reinvestment of dividends and distributions [ 36,218 and 32,364 shares, respectively]	415,538	357,574
Capital shares repurchased [(106,575) and (6,402) shares, respectively]	(1,161,230)	(68,875)

Total Class IB transactions	21,637,667	18,713,115

Class K
Capital shares sold [0 and 490,000 shares, respectively]	—	4,900,000
Capital shares issued in reinvestment of dividends and distributions [ 3,982 and 11,013 shares, respectively]	45,724	121,667
Capital shares repurchased [(175,577) and 0 shares, respectively]	(1,953,638)	—

Total Class K transactions	(1,907,914)	5,021,667

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	19,729,753	23,734,782

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,226,484	25,063,205
NET ASSETS:
Beginning of period	25,063,205	—

End of period	$48,289,689	$25,063,205

* Commencement of Operations.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MODERATE GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2020		February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$11.16		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12		0.25
Net realized and unrealized gain (loss)	0.58		1.14

Total from investment operations	0.70		1.39

Less distributions:
Dividends from net investment income	(0.11)		(0.13)
Distributions from net realized gains	—	#	(0.10)

Total dividends and distributions	(0.11)		(0.23)

Net asset value, end of period	$11.75		$11.16

Total return (b)	6.33%		13.86%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$44,418		$19,469
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.03	%(j)	1.04	%(j)
Before waivers and reimbursements (a)(f)	1.28%		1.84%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.15%		2.48	%(l)
Before waivers and reimbursements (a)(f)	0.90%		1.65	%(l)
Portfolio turnover rate^	69%		50	%(z)

Class K	Year Ended December 31, 2020		February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$11.17		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13		0.23
Net realized and unrealized gain (loss)	0.59		1.19

Total from investment operations	0.72		1.42

Less distributions:
Dividends from net investment income	(0.14)		(0.15)
Distributions from net realized gains	—	#	(0.10)

Total dividends and distributions	(0.14)		(0.25)

Net asset value, end of period	$11.75		$11.17

Total return (b)	6.48%		14.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,872		$5,594
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.78	%(j)	0.77	%(j)
Before waivers and reimbursements (a)(f)	1.04%		1.76%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.17%		2.39	%(l)
Before waivers and reimbursements (a)(f)	0.91%		1.38	%(l)
Portfolio turnover rate^	69%		50	%(z)
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.85% for Class K and 1.10% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	4.54%	2.78%
Portfolio – Class K Shares*	4.88	3.06
ICE BofA 3-Month U.S. Treasury Bill Index	0.67	1.59

* Date of inception 11/13/17. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.54% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index, which returned 0.67% over the same period.

Portfolio Highlights

What helped performance during the year?

•	Convertible securities was the top contributor to performance, up over 50% in 2020 as equity markets rebounded from March lows.

•	ETF holdings invested in precious and base metals added to performance, with the Portfolio’s position in silver and gold ETFs up 45.8% and 22.2%, respectively, in the past 12 months.

What hurt performance during the year?

•	Multi-strategy exposure was the top detractor from performance, mostly driven by the underperformance by JPMorgan Diversified Alternatives ETF.

•	The commodities allocation hurt relative performance. Poor performance was mainly driven by exposure to energy, despite the strong recovery in commodity prices that took place from the end of April.

•	Global real estate investment trusts (REITs) detracted from performance, with domestic REITs down over 8% for the period.

Table by Asset Class (as a percentage of Total Investments in Securities) As of December 31, 2020
Alternatives	31.4%
Fixed Income	20.2
Commodity	14.9
Equity	13.7
Repurchase Agreements	12.9
Specialty	6.9

Top 10 Holdings (as a percentage of Total Investments in Securities) As of December 31, 2020
Deutsche Bank Securities, Inc	11.6%
SPDR Bloomberg Barclays Convertible Securities ETF	8.2
WisdomTree Managed Futures Strategy Fund	8.0
ProShares Hedge Replication ETF	8.0
IQ Merger Arbitrage ETF	7.9
Invesco DB G10 Currency Harvest Fund	6.9
Invesco DB Gold Fund	5.3
Invesco DB Commodity Index Tracking Fund	4.2
Vanguard Global ex-U.S. Real Estate ETF	4.2
ProShares Long Online	4.2

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,118.80	$5.82
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.64	5.55
Class K
Actual	1,000.00	1,121.30	4.51
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.89	4.29

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.09% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Alternatives (35.8%)
IQ Merger Arbitrage ETF (x)	17,660	$588,608
ProShares Hedge Replication ETF (x)	11,770	589,618
ProShares Long Online (x)	3,330	307,592
ProShares RAFI Long/Short‡	8,210	250,363
WisdomTree Managed Futures Strategy Fund (x)	16,000	593,456

Total Alternatives		2,329,637

Commodity (16.9%)
Invesco DB Base Metals Fund*	5,200	89,752
Invesco DB Commodity Index Tracking Fund*	21,150	310,905
Invesco DB Gold Fund*	7,110	393,555
Invesco DB Precious Metals Fund*	1,990	104,985
Invesco DB Silver Fund*	340	12,711
iShares Commodities Select Strategy ETF	7,160	190,957

Total Commodity		1,102,865

Equity (15.6%)
iShares Core US REIT ETF (x)	6,100	295,301
iShares MSCI Global Agriculture Producers ETF	3,050	104,097
SPDR MSCI USA StrategicFactors ETF	2,920	305,052
Vanguard Global ex-U.S. Real Estate ETF	5,720	310,653

Total Equity		1,015,103

Fixed Income (23.0%)
iShares TIPS Bond ETF	2,400	306,360
iShares U.S. Fixed Income Balanced Risk Factor ETF	2,870	294,448
SPDR Bloomberg Barclays Convertible Securities ETF	7,300	604,367
Vanguard Short-Term Inflation-Protected Securities ETF (x)	5,720	292,292

Total Fixed Income		1,497,467

Specialty (7.8%)
Invesco DB G10 Currency Harvest Fund*	21,250	510,319

Total Exchange Traded Funds (99.1%) (Cost $5,984,570)		6,455,391

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (14.7%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $100,001, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145% - 2.500%, maturing 8/31/21 - 2/15/46; total market value $102,000. (xx)	$100,000	100,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $860,175, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $877,373. (xx)	860,170	860,170

Total Repurchase Agreements		960,170

Total Short-Term Investments (14.7%) (Cost $960,170)		960,170

Total Investments in Securities (113.8%) (Cost $6,944,740)		7,415,561
Other Assets Less Liabilities (-13.8%)		(900,837)

Net Assets (100%)		$6,514,724

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $1,158,423. This was collateralized by $228,600 of various U.S. Government Treasury Securities, ranging from 0.000% - 3.875%, maturing 1/28/21 - 2/15/50 and by cash of $960,170 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EXCHANGE TRADED FUNDS (ETF):
Alternatives
ProShares RAFI Long/Short	8,210	283,491	—	—	—	(33,128)	250,363	4,031	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$6,455,391	$—	$—	$6,455,391
Short-Term Investments
Repurchase Agreements	—	960,170	—	960,170

Total Assets	$6,455,391	$960,170	$—	$7,415,561

Total Liabilities	$—	$—	$—	$—

Total	$6,455,391	$960,170	$—	$7,415,561

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,380,377
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$950,063

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$795,244
Aggregate gross unrealized depreciation	(119,354)

Net unrealized appreciation	$675,890

Federal income tax cost of investments in securities and derivative instruments, if applicable	$6,739,671

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $307,202)	$250,363
Unaffiliated Issuers (Cost $5,677,368)	6,205,028
Repurchase Agreements (Cost $960,170)	960,170
Cash	75,530
Dividends, interest and other receivables	13,527
Receivable for Portfolio shares sold	12,498
Receivable from investment manager	2,061
Securities lending income receivable	1,647
Other assets	29

Total assets	7,520,853

LIABILITIES
Payable for return of collateral on securities loaned	960,170
Accrued professional fees	36,581
Distribution fees payable – Class IB	232
Payable for Portfolio shares redeemed	28
Accrued expenses	9,118

Total liabilities	1,006,129

NET ASSETS	$6,514,724

Net assets were comprised of:
Paid in capital	$6,197,814
Total distributable earnings (loss)	316,910

Net assets	$6,514,724

Class IB
Net asset value, offering and redemption price per share, $1,131,569 / 108,237 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.45

Class K
Net asset value, offering and redemption price per share, $5,383,155 / 514,842 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.46

(x)	Includes value of securities on loan of $1,158,423.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends ($4,031 of dividend income received from affiliates)	$67,964
Interest	269
Securities lending (net)	15,004

Total income	83,237

EXPENSES
Professional fees	43,960
Administrative fees	30,001
Investment management fees	29,061
Printing and mailing expenses	19,651
Distribution fees – Class IB	2,160
Custodian fees	500
Trustees’ fees	188
Miscellaneous	73

Gross expenses	125,594
Less: Waiver from investment manager	(59,062)
Reimbursement from investment manager	(17,086)

Net expenses	49,446

NET INVESTMENT INCOME (LOSS)	33,791

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	(147,905)
Net change in unrealized appreciation (depreciation) on investments in securities ($(33,128) of change in unrealized appreciation (depreciation) from affiliates)	422,055

NET REALIZED AND UNREALIZED GAIN (LOSS)	274,150

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$307,941

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$33,791	$88,233
Net realized gain (loss)	(147,905)	(4,721)
Net change in unrealized appreciation (depreciation)	422,055	317,925

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	307,941	401,437

Distributions to shareholders:
Class IB	(6,081)	(11,035)
Class K	(41,808)	(114,392)

Total distributions to shareholders	(47,889)	(125,427)

Tax return of capital:
Class IB	(478)	—
Class K	(3,289)	—

Total	(3,767)	—

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 49,526 and 51,266 shares, respectively]	486,625	509,921
Capital shares issued in reinvestment of dividends and distributions [ 649 and 1,108 shares, respectively ]	6,559	11,035
Capital shares repurchased [ (4,094) and (1,856) shares, respectively ]	(38,961)	(18,491)

Total Class IB transactions	454,223	502,465

Class K
Capital shares issued in reinvestment of dividends and distributions [ 4,441 and 11,477 shares, respectively ]	45,097	114,392

Total Class K transactions	45,097	114,392

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	499,320	616,857

TOTAL INCREASE (DECREASE) IN NET ASSETS	755,605	892,867
NET ASSETS:
Beginning of year	5,759,119	4,866,252

End of year	$6,514,724	$5,759,119

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						November 13, 2017* to December 31, 2017
Class IB	2020		2019		2018
Net asset value, beginning of period	$10.06		$9.53		$10.05		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.05		0.25		0.19		0.04
Net realized and unrealized gain (loss)	0.40		0.48		(0.60)		0.05

Total from investment operations	0.45		0.73		(0.41)		0.09

Less distributions:
Dividends from net investment income	(0.06)		(0.20)		(0.10)		(0.04)
Distributions from net realized gains	—		—		(0.01)		—
Return of capital	—	#	—		—		—

Total dividends and distributions	(0.06)		(0.20)		(0.11)		(0.04)

Net asset value, end of period	$10.45		$10.06		$9.53		$10.05

Total return (b)	4.54%		7.72%		(4.06)%		0.85%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,132		$625		$111		$101
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.06	%(j)	1.04	%***(k)	1.04	%(j)	1.07	%**(m)
Before waivers and reimbursements (a)(f)	2.44%		2.88%		3.53%		4.19%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.49%		2.50%		1.90%		3.34	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.89)%		0.66%		(0.58)%		0.23	%(l)
Portfolio turnover rate^	16%		4%		5%		0	%(z)

	Year Ended December 31,						November 13, 2017* to December 31, 2017
Class K	2020		2019		2018
Net asset value, beginning of period	$10.06		$9.53		$10.05		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.06		0.16		0.20		0.05
Net realized and unrealized gain (loss)	0.43		0.60		(0.58)		0.04

Total from investment operations	0.49		0.76		(0.38)		0.09

Less distributions:
Dividends from net investment income	(0.07)		(0.23)		(0.13)		(0.04)
Distributions from net realized gains	—		—		(0.01)		—
Return of capital	(0.02)		—		—		—

Total dividends and distributions	(0.09)		(0.23)		(0.14)		(0.04)

Net asset value, end of period	$10.46		$10.06		$9.53		$10.05

Total return (b)	4.88%		7.99%		(3.82)%		0.88%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,383		$5,134		$4,755		$4,942
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.81	%(j)	0.80	%***(k)	0.79	%(j)	0.82	%**(m)
Before waivers and reimbursements (a)(f)	2.11%		2.22%		3.20%		3.94%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.60%		1.60%		1.99%		3.59	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.70)%		0.17%		(0.42)%		0.48	%(l)
Portfolio turnover rate^	16%		4%		5%		0	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MULTI-ALTERNATIVE STRATEGIES PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Includes tax expense of 0.05%.
***	Includes Tax expense of 0.02%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.40% for Class K and 1.65% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.42% for Class K and 1.67% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.45% for Class K and 1.70% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1290 VT CONVERTIBLE SECURITIES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Palisade Capital Management, L.L.C

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	39.08%	15.22%	11.55%
Portfolio – Class K Shares*	39.34	15.50	11.83
ICE BofA U.S. Convertible Index	46.22	17.76	13.58

* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 39.08% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the ICE BofA U.S. Convertible Index, which returned 46.22% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The Portfolio was well served by its underweight to the energy and utilities sectors, the two worst performing sectors in the benchmark for the year.

•

Favorable security selection in the technology sector was also a significant contributor to results for the year. Notably, a triple-digit return from Square, Inc. and a strong double-digit return from Microchip Technology, Inc. drove results. An overweight to the strongly performing sector also added value.

•	Elsewhere, the Portfolio benefited from an underweight to the underperforming financials sector and favorable security selection in the telecommunications sector.

What hurt performance during the year:

•

Holding back results in every quarter in 2020, the Portfolio was hampered by a lack of exposure to the three strongly performing Tesla, Inc. issues within the consumer discretionary sector. All issues gained more than 650% for the year and contributed to one-third of the total return of the benchmark. The Portfolio’s avoidance of the issues weighed heavily on results, detracting almost 12% of relative performance.

•	A lack of exposure to five Zillow Group, Inc. issues held back results in the media sector.

•

Underperformance in the consumer staples sector was attributable to a disappointing return from a position in Luckin Coffee, Inc., which fell sharply before being halted from trading due to allegations of fabricated sales. The position was eliminated when the company began trading again in the second quarter of the year.

Portfolio Positioning and Outlook — Palisade Capital Management, L.L.C.

We remain cautiously optimistic that we could see further gains this year, but with pockets of volatility as we continue to wrestle with what a new “normal” economy will look like. On the positive side, we believe the vaccine rollout, stimulus spending, and a dovish Federal Reserve stance may help the economy continue to bounce back as we progress into 2021. Offsetting this, issues such as the impact of near-term COVID-19 shutdowns and an uncertain China trade policy may continue to drag on sentiment. Equity valuation multiples remain elevated, leaving less margin for error. Investor bullish sentiment, while not at extreme levels, still remains higher than usual. As is often the case though, and as was made very apparent in 2020, it may not be what we can forecast and analyze that will drive performance, but rather how well we are prepared for unforeseen events that can prove to be critical. We continue to believe the hybrid nature of convertibles,

1290 VT CONVERTIBLE SECURITIES PORTFOLIO (Unaudited)

with their ability to participate in upside appreciation while providing downside protection for unexpected scenarios, can provide investors with an important allocation option. We believe technology and health care may have enduring relevance to investors, even more so in a post-pandemic world. Other sectors which could benefit from an accelerating recovery and whose presence in the convertible universe has grown, such as consumer discretionary, are also an area of increased focus for the portfolio.

Portfolio Characteristics As of December 31, 2020
Weighted Average Life (Years)	N/A
Weighted Average Coupon (%)	N/A
Weighted Average Modified Duration (Years)*	N/A
Weighted Average Rating**	BB

* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2020	% of Net Assets
Exchange Traded Funds	28.8%
Information Technology	28.4
Health Care	13.3
Consumer Discretionary	9.7
Financials	5.6
Repurchase Agreements	5.1
Communication Services	3.8
Industrials	2.9
Investment Companies	2.6
Utilities	2.5
Real Estate	0.6
Materials	0.3
Consumer Staples	0.3
Energy	0.2
Cash and Other	(4.1)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

1290 VT CONVERTIBLE SECURITIES PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,295.40	$6.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.79	5.40
Class K
Actual	1,000.00	1,297.60	4.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.04	4.14

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.06% and 0.81%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCKS:
Communication Services (0.5%)
Wireless Telecommunication Services (0.5%)
2020 Cash Mandatory Exchangeable Trust 5.250%§	169	$202,575

Total Communication Services		202,575

Consumer Staples (0.2%)
Food Products (0.2%)
Bunge Ltd. 4.875%	610	66,490

Total Consumer Staples		66,490

Financials (2.6%)
Banks (2.3%)
Bank of America Corp. 7.250%	179	271,826
Wells Fargo & Co. 7.500%	460	698,234

		970,060

Thrifts & Mortgage Finance (0.3%)
New York Community Capital Trust V 6.000% (x)	2,250	103,163

Total Financials		1,073,223

Health Care (2.7%)
Health Care Equipment & Supplies (1.5%)
Danaher Corp. 4.750% (x)	428	649,550

Health Care Technology (0.3%)
Change Healthcare, Inc. 6.000%	1,627	104,225

Life Sciences Tools & Services (0.6%)
Avantor, Inc. 6.250%	2,879	255,972

Pharmaceuticals (0.3%)
Elanco Animal Health, Inc. 5.000%	2,945	143,834

Total Health Care		1,153,581

Industrials (0.5%)
Machinery (0.5%)
Fortive Corp. 5.000%	213	213,895

Total Industrials		213,895

Information Technology (2.0%)
Semiconductors & Semiconductor Equipment (2.0%)
Broadcom, Inc. 8.000%	600	853,482

Total Information Technology		853,482

Utilities (2.5%)
Electric Utilities (2.1%)
American Electric Power Co., Inc. 6.125%	4,131	206,963
NextEra Energy, Inc. 5.279%	13,250	673,630

		880,593

Multi-Utilities (0.4%)
CenterPoint Energy, Inc. 7.000%	4,700	191,760

Total Utilities		1,072,353

Total Convertible Preferred Stocks (11.0%) (Cost $3,810,020)		4,635,599

PREFERRED STOCKS:
Consumer Discretionary (0.4%)
Auto Components (0.4%)
Aptiv plc 5.500%	1,155	178,216

Total Consumer Discretionary		178,216

Financials (0.4%)
Capital Markets (0.4%)
KKR & Co., Inc. 6.000%	2,639	159,079

Total Financials		159,079

Health Care (0.3%)
Health Care Equipment & Supplies (0.3%)
Becton Dickinson and Co. 6.000% (x)	2,175	119,908

Total Health Care		119,908

Total Preferred Stocks (1.1%) (Cost $381,685)		457,203

EXCHANGE TRADED FUNDS (ETF):
Fixed Income (28.8%)
iShares Convertible Bond ETF (x)	62,530	6,037,272
SPDR Bloomberg Barclays Convertible Securities ETF	73,590	6,092,516

Total Exchange Traded Funds (28.8%) (Cost $8,131,082)		12,129,788

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bonds (54.8%)
Communication Services (3.3%)
Diversified Telecommunication Services (0.3%)
Bandwidth, Inc. 0.250%, 3/1/26§	$19,000	33,684
Vonage Holdings Corp. 1.750%, 6/1/24	73,000	78,842

		112,526

Entertainment (1.7%)
Liberty Media Corp.-Liberty Formula One 1.000%, 1/30/23	167,000	212,799
Live Nation Entertainment, Inc. 2.500%, 3/15/23	180,000	232,344
Pandora Media LLC 1.750%, 12/1/23	120,000	140,097
Zynga, Inc. 0.250%, 6/1/24	108,000	144,039

		729,279

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Interactive Media & Services (0.5%)
Snap, Inc. 0.750%, 8/1/26	$89,000	$201,516

Media (0.8%)
DISH Network Corp. 3.375%, 8/15/26	282,000	268,811
TechTarget, Inc. 0.125%, 12/15/25§	60,000	65,091

		333,902

Total Communication Services		1,377,223

Consumer Discretionary (9.0%)
Automobiles (0.2%)
Winnebago Industries, Inc. 1.500%, 4/1/25	71,000	84,085

Diversified Consumer Services (1.5%)
Chegg, Inc. 0.125%, 3/15/25	300,000	543,438
Stride, Inc. 1.125%, 9/1/27§	113,000	91,693

		635,131

Hotels, Restaurants & Leisure (1.6%)
Bloomin’ Brands, Inc. 5.000%, 5/1/25§	88,000	161,594
Carnival Corp. 5.750%, 4/1/23§	114,000	269,713
Royal Caribbean Cruises Ltd. 2.875%, 11/15/23§	214,000	255,730

		687,037

Internet & Direct Marketing Retail (3.7%)
Booking Holdings, Inc. 0.750%, 5/1/25§	320,000	464,898
Etsy, Inc. 0.125%, 10/1/26	269,000	570,751
Match Group Financeco 3, Inc. 2.000%, 1/15/30§	207,000	400,890
Wayfair, Inc. 1.000%, 8/15/26	75,000	125,690

		1,562,229

Specialty Retail (2.0%)
Burlington Stores, Inc. 2.250%, 4/15/25§	322,000	446,054
Dick’s Sporting Goods, Inc. 3.250%, 4/15/25§	48,000	85,470
RH (Zero Coupon), 6/15/23	129,000	302,314

		833,838

Total Consumer Discretionary		3,802,320

Consumer Staples (0.1%)
Personal Products (0.1%)
Herbalife Nutrition Ltd. 2.625%, 3/15/24	45,000	47,935

Total Consumer Staples		47,935

Energy (0.2%)
Oil, Gas & Consumable Fuels (0.2%)
Pioneer Natural Resources Co. 0.250%, 5/15/25§	52,000	69,092

Total Energy		69,092

Financials (2.6%)
Banks (1.0%)
Barclays Bank plc Series VUN
(Zero Coupon), 2/18/25	98,000	109,104
BofA Finance LLC 0.125%, 9/1/22	275,000	319,825

		428,929

Capital Markets (0.4%)
New Mountain Finance Corp. 5.750%, 8/15/23	138,000	141,795

Consumer Finance (1.2%)
Encore Capital Group, Inc. 3.250%, 10/1/25	50,000	58,479
LendingTree, Inc. 0.625%, 6/1/22	320,000	452,066

		510,545

Total Financials		1,081,269

Health Care (9.9%)
Biotechnology (3.9%)
Apellis Pharmaceuticals, Inc. 3.500%, 9/15/26	96,000	161,062
BioMarin Pharmaceutical, Inc. 1.250%, 5/15/27§	112,000	117,040
Bridgebio Pharma, Inc. 2.500%, 3/15/27§	125,000	230,417
Exact Sciences Corp. 1.000%, 1/15/25	155,000	293,541
Insmed, Inc. 1.750%, 1/15/25	104,000	116,710
Invitae Corp. 2.000%, 9/1/24	58,000	92,375
Ionis Pharmaceuticals, Inc. 1.000%, 11/15/21	103,000	111,297
Ligand Pharmaceuticals, Inc. 0.750%, 5/15/23	43,000	40,462
Neurocrine Biosciences, Inc. 2.250%, 5/15/24	163,000	224,903
Sarepta Therapeutics, Inc. 1.500%, 11/15/24	103,000	252,535

		1,640,342

Health Care Equipment & Supplies (2.8%)
CONMED Corp. 2.625%, 2/1/24	233,000	325,704
DexCom, Inc. 0.750%, 12/1/23	142,000	322,854
0.250%, 11/15/25§	126,000	126,705
Insulet Corp. 1.375%, 11/15/24	34,000	93,389
Nevro Corp. 1.750%, 6/1/21	70,000	125,460

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
NuVasive, Inc. 2.250%, 3/15/21	$156,000	$157,159
0.375%, 3/15/25§	18,000	17,458

		1,168,729

Health Care Providers & Services (0.4%)
Anthem, Inc. 2.750%, 10/15/42	33,000	147,837
Guardant Health, Inc.
(Zero Coupon), 11/15/27§	16,000	18,720

		166,557

Health Care Technology (1.4%)
Allscripts Healthcare Solutions, Inc. 0.875%, 1/1/27§	48,000	61,105
Evolent Health, Inc. 3.500%, 12/1/24§	79,000	90,093
Livongo Health, Inc. 0.875%, 6/1/25§	16,000	29,052
Tabula Rasa HealthCare, Inc. 1.750%, 2/15/26§	49,000	46,560
Teladoc Health, Inc. 3.000%, 12/15/22	70,000	317,975
1.250%, 6/1/27§	44,000	52,699

		597,484

Life Sciences Tools & Services (1.1%)
Illumina, Inc. 0.500%, 6/15/21	120,000	175,365
(Zero Coupon), 8/15/23	144,000	162,303
Repligen Corp. 0.375%, 7/15/24	82,000	143,500

		481,168

Pharmaceuticals (0.3%)
Jazz Investments I Ltd. 2.000%, 6/15/26§	75,000	97,601
Paratek Pharmaceuticals, Inc. 4.750%, 5/1/24	56,000	48,191

		145,792

Total Health Care		4,200,072

Industrials (2.4%)
Aerospace & Defense (0.2%)
Parsons Corp. 0.250%, 8/15/25§	89,000	92,897

Air Freight & Logistics (0.2%)
Atlas Air Worldwide Holdings, Inc. 1.875%, 6/1/24	85,000	96,436

Airlines (0.9%)
Southwest Airlines Co. 1.250%, 5/1/25	264,000	383,460

Professional Services (0.4%)
FTI Consulting, Inc. 2.000%, 8/15/23	115,000	143,693

Road & Rail (0.7%)
Uber Technologies, Inc. (Zero Coupon), 12/15/25§	287,000	293,612

Total Industrials		1,010,098

Information Technology (26.4%)
Communications Equipment (1.8%)
Infinera Corp. 2.125%, 9/1/24	76,000	94,224
InterDigital, Inc. 2.000%, 6/1/24	139,000	146,242
Lumentum Holdings, Inc. 0.250%, 3/15/24	314,000	517,852

		758,318

Electronic Equipment, Instruments & Components (1.2%)
II-VI, Inc. 0.250%, 9/1/22	201,000	335,615
Insight Enterprises, Inc. 0.750%, 2/15/25	137,000	174,041

		509,656

IT Services (4.7%)
Akamai Technologies, Inc. 0.125%, 5/1/25	160,000	198,024
MongoDB, Inc. 0.250%, 1/15/26§	116,000	208,825
Okta, Inc. 0.125%, 9/1/25	47,000	69,942
Square, Inc. 0.500%, 5/15/23	367,000	1,027,568
Twilio, Inc. 0.250%, 6/1/23	97,000	462,488

		1,966,847

Semiconductors & Semiconductor Equipment (8.1%)
Advanced Micro Devices, Inc. 2.125%, 9/1/26	37,000	423,617
Enphase Energy, Inc. 0.250%, 3/1/25§	128,000	289,456
Inphi Corp. 0.750%, 9/1/21	56,000	159,116
0.750%, 4/15/25§	21,000	29,463
Microchip Technology, Inc. 1.625%, 2/15/27	479,000	968,827
Novellus Systems, Inc. 2.625%, 5/15/41	24,000	355,463
ON Semiconductor Corp. 1.625%, 10/15/23	428,000	717,107
Silicon Laboratories, Inc. 1.375%, 3/1/22	129,000	177,277
0.625%, 6/15/25§	26,000	32,655
Teradyne, Inc. 1.250%, 12/15/23	74,000	279,766

		3,432,747

Software (9.9%)
Blackline, Inc. 0.125%, 8/1/24	65,000	122,048
Coupa Software, Inc. 0.125%, 6/15/25	124,000	270,473
CyberArk Software Ltd. (Zero Coupon), 11/15/24	87,000	105,543
Datadog, Inc. 0.125%, 6/15/25§	17,000	22,261

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
DocuSign, Inc. 0.500%, 9/15/23	$61,000	$190,101
Envestnet, Inc. 0.750%, 8/15/25§	147,000	152,900
FireEye, Inc. 0.875%, 6/1/24	111,000	134,845
Five9, Inc. 0.500%, 6/1/25§	93,000	135,097
Guidewire Software, Inc. 1.250%, 3/15/25	54,000	69,789
HubSpot, Inc. 0.250%, 6/1/22	55,000	229,340
Medallia, Inc. 0.125%, 9/15/25§	116,000	128,698
Palo Alto Networks, Inc. 0.750%, 7/1/23	467,000	658,659
Pegasystems, Inc. 0.750%, 3/1/25§	56,000	65,735
Proofpoint, Inc. 0.250%, 8/15/24	176,000	197,057
Q2 Holdings, Inc. 0.750%, 6/1/26	72,000	110,278
Rapid7, Inc. 1.250%, 8/1/23	70,000	152,709
ServiceNow, Inc. (Zero Coupon), 6/1/22	66,000	269,051
Slack Technologies, Inc. 0.500%, 4/15/25§	71,000	104,141
Splunk, Inc. 0.500%, 9/15/23	274,000	357,470
1.125%, 9/15/25	39,000	52,805
Workday, Inc. 0.250%, 10/1/22	183,000	305,784
Zendesk, Inc. 0.250%, 3/15/23	152,000	346,905

		4,181,689

Technology Hardware, Storage & Peripherals (0.7%)
Pure Storage, Inc. 0.125%, 4/15/23	205,000	225,422
Western Digital Corp. 1.500%, 2/1/24(e)	62,000	61,624

		287,046

Total Information Technology		11,136,303

Materials (0.3%)
Metals & Mining (0.3%)
Cleveland-Cliffs, Inc. 1.500%, 1/15/25	36,000	69,911
SSR Mining, Inc. 2.500%, 4/1/39	57,000	78,695

Total Materials		148,606

Real Estate (0.6%)
Equity Real Estate Investment Trusts (REITs) (0.3%)
Pebblebrook Hotel Trust (REIT) 1.750%, 12/15/26	96,000	102,075

Real Estate Management & Development (0.3%)
Redfin Corp. 1.750%, 7/15/23	62,000	142,799

Total Real Estate		244,874

Total Convertible Bonds		23,117,792

Corporate Bonds (0.7%)
Consumer Discretionary (0.3%)
Hotels, Restaurants & Leisure (0.3%)
Royal Caribbean Cruises Ltd. 4.250%, 6/15/23§	88,000	116,973

Total Consumer Discretionary		116,973

Health Care (0.4%)
Health Care Equipment & Supplies (0.4%)
Insulet Corp. 0.375%, 9/1/26	141,000	185,873

Total Health Care		185,873

Total Corporate Bonds		302,846

Total Long-Term Debt Securities (55.5%) (Cost $16,242,048)		23,420,638

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (2.6%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	100,000	100,000
JPMorgan Prime Money Market Fund, IM Shares	1,031,825	1,032,341

Total Investment Companies		1,132,341

	Principal Amount	Value (Note 1)
Repurchase Agreements (5.1%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $200,003, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145% - 2.500%, maturing 8/31/21 - 2/15/46; total market value $204,000. (xx)	$200,000	200,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $1,233,467, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $1,258,129. (xx)	1,233,460	1,233,460
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $600,014, collateralized by various Common Stocks; total market value $666,674. (xx)	600,000	600,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $100,002, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125%-3.625%, maturing 9/30/21-8/15/49; total market value $110,940. (xx)	$100,000	$100,000

Total Repurchase Agreements		2,133,460

Total Short-Term Investments (7.7%) (Cost $3,265,938)		3,265,801

Total Investments in Securities (104.1%) (Cost $31,830,773)		43,909,029
Other Assets Less Liabilities (-4.1%)		(1,716,873)

Net Assets (100%)		$42,192,156

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2020, the market value of these securities amounted to $5,106,647 or 12.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2020. Maturity date disclosed is the ultimate maturity date.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $2,178,787. This was collateralized by cash of $2,233,460 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Convertible Bonds
Communication Services	$—	$1,377,223	$—	$1,377,223
Consumer Discretionary	—	3,802,320	—	3,802,320
Consumer Staples	—	47,935	—	47,935
Energy	—	69,092	—	69,092
Financials	—	1,081,269	—	1,081,269
Health Care	—	4,200,072	—	4,200,072
Industrials	—	1,010,098	—	1,010,098
Information Technology	—	11,136,303	—	11,136,303
Materials	—	148,606	—	148,606
Real Estate	—	244,874	—	244,874
Convertible Preferred Stocks
Communication Services	—	202,575	—	202,575
Consumer Staples	66,490	—	—	66,490
Financials	1,073,223	—	—	1,073,223
Health Care	1,153,581	—	—	1,153,581
Industrials	—	213,895	—	213,895
Information Technology	853,482	—	—	853,482
Utilities	1,072,353	—	—	1,072,353
Corporate Bonds
Consumer Discretionary	—	116,973	—	116,973
Health Care	—	185,873	—	185,873
Exchange Traded Funds	12,129,788	—	—	12,129,788
Preferred Stocks
Consumer Discretionary	178,216	—	—	178,216
Financials	159,079	—	—	159,079
Health Care	119,908	—	—	119,908

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Investment Companies	$1,132,341	$—	$—	$1,132,341
Repurchase Agreements	—	2,133,460	—	2,133,460

Total Assets	$17,938,461	$25,970,568	$—	$43,909,029

Total Liabilities	$—	$—	$—	$—

Total	$17,938,461	$25,970,568	$—	$43,909,029

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$18,696,092
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$15,942,200

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,120,460
Aggregate gross unrealized depreciation	(114,987)

Net unrealized appreciation	$12,005,473

Federal income tax cost of investments in securities and derivative instruments, if applicable	$31,903,556

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $29,697,313)	$41,775,569
Repurchase Agreements (Cost $2,133,460)	2,133,460
Cash	501,773
Receivable for Portfolio shares sold	78,964
Dividends, interest and other receivables	56,364
Securities lending income receivable	17,613
Other assets	145

Total assets	44,563,888

LIABILITIES
Payable for return of collateral on securities loaned	2,233,460
Payable for securities purchased	35,603
Investment management fees payable	10,877
Payable for Portfolio shares redeemed	4,384
Administrative fees payable	4,260
Distribution fees payable – Class IB	3,953
Trustees’ fees payable	24
Accrued expenses	79,171

Total liabilities	2,371,732

NET ASSETS	$42,192,156

Net assets were comprised of:
Paid in capital	$29,339,107
Total distributable earnings (loss)	12,853,049

Net assets	$42,192,156

Class IB
Net asset value, offering and redemption price per share, $19,466,944 / 1,246,267 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.62

Class K
Net asset value, offering and redemption price per share, $22,725,212 / 1,457,380 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.59

(x)	Includes value of securities on loan of $2,178,787.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends	$436,434
Interest	201,662
Securities lending (net)	63,436

Total income	701,532

EXPENSES
Investment management fees	222,127
Professional fees	68,704
Administrative fees	39,211
Distribution fees – Class IB	34,225
Custodian fees	29,000
Printing and mailing expenses	26,691
Trustees’ fees	981
Miscellaneous	2,783

Gross expenses	423,722
Less: Waiver from investment manager	(134,041)

Net expenses	289,681

NET INVESTMENT INCOME (LOSS)	411,851

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	2,309,690
Net distributions of realized gain received from underlying funds	163,606

Net realized gain (loss)	2,473,296

Net change in unrealized appreciation (depreciation) on investments in securities	8,835,855

NET REALIZED AND UNREALIZED GAIN (LOSS)	11,309,151

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,721,002

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$411,851	$365,152
Net realized gain (loss)	2,473,296	946,646
Net change in unrealized appreciation (depreciation)	8,835,855	3,844,355

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,721,002	5,156,153

Distributions to shareholders:
Class IB	(902,938)	(630,647)
Class K	(1,127,578)	(824,846)

Total distributions to shareholders	(2,030,516)	(1,455,493)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 386,150 and 179,215 shares, respectively ]	5,265,627	2,053,476
Capital shares issued in reinvestment of dividends and distributions [ 59,408 and 54,390 shares, respectively ]	902,938	630,647
Capital shares repurchased [ (236,894) and (130,803) shares, respectively ]	(3,014,507)	(1,498,611)

Total Class IB transactions	3,154,058	1,185,512

Class K
Capital shares sold [ 1,026,345 and 230,466 shares, respectively ]	12,110,917	2,641,027
Capital shares issued in reinvestment of dividends and distributions [ 74,324 and 71,285 shares, respectively ]	1,127,578	824,846
Capital shares repurchased [ (944,151) and (149,153) shares, respectively ]	(11,476,299)	(1,695,649)

Total Class K transactions	1,762,196	1,770,224

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,916,254	2,955,736

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,606,740	6,656,396
NET ASSETS:
Beginning of year	27,585,416	20,929,020

End of year	$42,192,156	$27,585,416

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT CONVERTIBLE SECURITIES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020		2019		2018		2017		2016
Net asset value, beginning of year	$11.81		$10.06		$11.03		$10.20		$9.84

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15		0.15		0.25		0.24		0.20
Net realized and unrealized gain (loss)	4.45		2.24		(0.70)		1.21		0.55

Total from investment operations	4.60		2.39		(0.45)		1.45		0.75

Less distributions:
Dividends from net investment income	(0.18)		(0.34)		(0.26)		(0.34)		(0.30)
Distributions from net realized gains	(0.61)		(0.30)		(0.26)		(0.28)		—
Return of capital	—		—		—		—		(0.09)

Total dividends and distributions	(0.79)		(0.64)		(0.52)		(0.62)		(0.39)

Net asset value, end of year	$15.62		$11.81		$10.06		$11.03		$10.20

Total return	39.08%		23.93%		(4.22)%		14.28%		7.62%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$19,467		$12,255		$9,403		$7,637		$5,572
Ratio of expenses to average net assets:
After waivers (f)	1.05	%(j)	1.10	%(k)	1.19	%(m)**	1.18	%(n)	1.22	%(n)
Before waivers (f)	1.48%		1.59%		1.67%		1.72%		1.70%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.17%		1.35%		2.23%		2.11%		1.98%
Before waivers (f)	0.74%		0.86%		1.75%		1.58%		1.50%
Portfolio turnover rate^	51%		35%		32%		35%		33%

	Year Ended December 31,
Class K	2020		2019		2018		2017		2016
Net asset value, beginning of year	$11.79		$10.04		$11.01		$10.18		$9.82

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18		0.18		0.27		0.25		0.22
Net realized and unrealized gain (loss)	4.44		2.24		(0.69)		1.23		0.56

Total from investment operations	4.62		2.42		(0.42)		1.48		0.78

Less distributions:
Dividends from net investment income	(0.21)		(0.37)		(0.29)		(0.37)		(0.32)
Distributions from net realized gains	(0.61)		(0.30)		(0.26)		(0.28)		—
Return of capital	—		—		—		—		(0.10)

Total dividends and distributions	(0.82)		(0.67)		(0.55)		(0.65)		(0.42)

Net asset value, end of year	$15.59		$11.79		$10.04		$11.01		$10.18

Total return	39.34%		24.27%		(3.98)%		14.58%		7.91%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$22,725		$15,331		$11,526		$11,402		$11,093
Ratio of expenses to average net assets:
After waivers (f)	0.80	%(j)	0.85	%(k)	0.94	%(m)**	0.93	%(n)	0.97	%(n)
Before waivers (f)	1.23%		1.34%		1.41%		1.46%		1.45%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.40%		1.61%		2.40%		2.29%		2.24%
Before waivers (f)	0.98%		1.12%		1.93%		1.76%		1.76%
Portfolio turnover rate^	51%		35%		32%		35%		33%
^	Portfolio turnover rate excludes derivatives, if any.
**	Includes Tax Expense of 0.01%.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.15% for Class IB and 0.90% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.22% for Class IB and 0.97% for Class K.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.31% for Class IB and 1.06% for Class K.
(n)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.30% for Class IB and 1.05% for Class K.

See Notes to Financial Statements.

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	DoubleLine Capital LP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	13.10%	8.80%	6.75%
Portfolio – Class K Shares*	13.36	9.06	7.01
60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	14.73	11.11	10.29
S&P 500® Index	18.40	15.22	14.78
Bloomberg Barclays U.S. Aggregate Bond Index	7.51	4.44	3.26

* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.10% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the 60% S&P 500 Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, the S&P 500® Index and the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 14.73%, 18.40% and 7.51%, respectively.

Portfolio Highlights

•	The Portfolio’s active equity investments outperformed the S&P 500® Index, adding to performance.

•	The Portfolio’s allocation to the Shiller Barclays CAPE U.S. Sector Index (the “CAPE Index”) slightly underperformed the S&P 500® Index, detracting from performance.

•	The Portfolio’s fixed income allocation underperformed the Bloomberg Barclays U.S. Aggregate Bond Index during the calendar year, detracting from performance.

How did derivatives contribute/detract from performance during the year?

•	The Portfolio utilizes swaps to gain exposure to the CAPE® Index, which underperformed the S&P 500® Index, detracting from performance.

Portfolio Positioning and Outlook — DoubleLine Capital LP

We are cautious in our outlook. The continued public health crisis and rich capital market valuations make value selection and risk management critical. We will continue to exercise diligent risk management and will opportunistically upgrade our portfolios, allocating capital to those sectors and securities which we believe offer the best risk-adjusted return potential. At year end, the Portfolio was positioned with a 45% weight to equities and 55% weight to fixed income securities.

Portfolio Characteristics As of December 31, 2020
Weighted Average Life (Years)	6.16
Weighted Average Coupon (%)	2.78
Weighted Average Effective Duration (Years)*	4.63
Weighted Average Rating**	A3

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2020	% of Net Assets
U.S. Treasury Obligations	26.4%
Information Technology	9.5
Collateralized Mortgage Obligations	8.7
Investment Companies	6.5
Financials	6.3
Health Care	5.8
Consumer Discretionary	4.8
Communication Services	4.8
Mortgage-Backed Securities	4.8
Industrials	4.7
Asset-Backed Securities	4.2
Consumer Staples	3.3
Energy	2.3
Materials	1.3
Utilities	1.0
Real Estate	1.0
Repurchase Agreements	0.0 #
Cash and Other	4.6

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,114.10	$6.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.33	5.86
Class K
Actual	1,000.00	1,114.80	4.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.57	4.61

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.16% and 0.91%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (4.2%)
Ajax Mortgage Loan Trust, Series 2018-C A 4.360%, 9/25/65 (l)§	$311,302	$324,554
Bayview Opportunity Master Fund IVa Trust, Series 2019-SBR1 A1 3.475%, 6/28/34 (e)§	98,537	98,517
C-BASS TRUST, Series 2007-CB1 AF6 5.835%, 1/25/37 (e)	1,260,425	555,279
CSMC Trust, Series 2019-JR1 A1 4.095%, 9/27/66 (l)§	418,990	420,714
HSI Asset Securitization Corp. Trust, Series 2006-HE1 1A1 0.285%, 10/25/36 (l)	1,066,135	440,957
RASC Trust, Series 2007-EMX1 A13 0.348%, 1/25/37 (l)	596,741	541,417
VOLT LXXXVIII LLC, Series 2020-NPL4 A1 2.981%, 3/25/50 (e)§	362,938	363,278

Total Asset-Backed Securities		2,744,716

Collateralized Mortgage Obligations (8.7%)
BRAVO Residential Funding Trust, Series 2020-RPL1 M1 3.250%, 5/26/59 (l)§	500,000	530,044
CitiMortgage Alternative Loan Trust, Series 2007-A2 1A5 6.000%, 2/25/37	485,635	489,043
FHLMC, Series 358 300 3.000%, 10/15/47 STRIPS	296,273	309,968
Series 4484 CD 1.750%, 7/15/30	151,626	155,368
Series 4624 GA 2.500%, 4/15/40	142,247	143,267
Series 4749 LV 3.500%, 4/15/38	450,000	469,311
Series 4894 ZE 3.500%, 7/15/49	843,058	908,129
FHLMC STACR REMIC Trust, Series 2020-DNA2 M2 1.995%, 2/25/50 (l)§	300,000	298,159
FNMA, Series 2016-9 A 3.000%, 9/25/43	164,119	166,704
Series 2017-51 EA 3.000%, 11/25/42	158,009	160,522
Series 2018-21 (Zero Coupon), 4/25/48 PO	220,612	202,821
Series 2018-36 A 3.000%, 6/25/48	134,104	141,109
GCAT LLC, Series 2020-3 A1 2.981%, 9/25/25 (e)§	485,285	490,345
PRPM LLC, Series 2020-3 A1 2.857%, 9/25/25 (e)§	473,394	477,249
Verus Securitization Trust, Series 2020-2 A2 2.989%, 5/25/60 (l)§	300,000	305,415
Series 2020-4 M1 3.291%, 5/25/65 (l)§	300,000	306,317
Wells Fargo Alternative Loan Trust, Series 2007-PA6 A1 3.148%, 12/28/37 (l)	234,691	227,452

Total Collateralized Mortgage Obligations		5,781,223

Corporate Bonds (15.1%)
Communication Services (1.6%)
Diversified Telecommunication Services (0.5%)
AT&T, Inc. 3.500%, 9/15/53§	28,000	27,928
3.550%, 9/15/55§	67,000	67,124
CCO Holdings LLC 5.000%, 2/1/28§	30,000	31,649
CenturyLink, Inc. 5.125%, 12/15/26§	25,000	26,399
4.000%, 2/15/27§	25,000	25,750
Cincinnati Bell, Inc. 7.000%, 7/15/24§	15,000	15,600
Frontier Communications Corp. 5.875%, 10/15/27§	10,000	10,825
5.000%, 5/1/28§	15,000	15,600
6.750%, 5/1/29§	15,000	15,900
Intelsat Jackson Holdings SA 8.500%, 10/15/24 (h)§	25,000	17,781
Telesat Canada 6.500%, 10/15/27§	10,000	10,450
Verizon Communications, Inc. (ICE LIBOR USD 3 Month + 1.10%), 1.321%, 5/15/25 (k)	59,000	60,437
Zayo Group Holdings, Inc. 4.000%, 3/1/27§	25,000	25,108
6.125%, 3/1/28§	15,000	15,928

		366,479

Entertainment (0.1%)
Lions Gate Capital Holdings LLC 6.375%, 2/1/24§	35,000	35,919
Live Nation Entertainment, Inc. 6.500%, 5/15/27§	25,000	27,901

		63,820

Media (0.9%)
Cengage Learning, Inc. 9.500%, 6/15/24§	20,000	18,750
Charter Communications Operating LLC 4.908%, 7/23/25	105,000	121,738
Comcast Corp. 3.400%, 4/1/30	50,000	57,746
1.500%, 2/15/31	120,000	118,571
Diamond Sports Group LLC 5.375%, 8/15/26§	15,000	12,187
DISH DBS Corp. 5.875%, 11/15/24	20,000	20,906
GCI LLC 4.750%, 10/15/28§	20,000	21,383
Gray Television, Inc. 7.000%, 5/15/27§	40,000	43,800
iHeartCommunications, Inc. 8.375%, 5/1/27	5,000	5,337

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Interpublic Group of Cos., Inc. (The) 4.650%, 10/1/28	$45,000	$54,356
Nexstar Broadcasting, Inc. 5.625%, 7/15/27§	20,000	21,525
Radiate Holdco LLC 4.500%, 9/15/26§	20,000	20,600
Scripps Escrow II, Inc. 3.875%, 1/15/29§	10,000	10,373
Scripps Escrow, Inc. 5.875%, 7/15/27§	20,000	20,894
Sirius XM Radio, Inc. 4.125%, 7/1/30§	20,000	21,238

		569,404

Wireless Telecommunication Services (0.1%)
Gogo Intermediate Holdings LLC 9.875%, 5/1/24§	20,000	21,415
T-Mobile USA, Inc. 3.750%, 4/15/27§	20,000	22,696
2.050%, 2/15/28§	40,000	41,606

		85,717

Total Communication Services		1,085,420

Consumer Discretionary (1.6%)
Auto Components (0.2%)
Allison Transmission, Inc. 3.750%, 1/30/31§	20,000	20,425
Clarios Global LP 6.250%, 5/15/26§	15,000	16,087
Dana, Inc. 5.625%, 6/15/28	45,000	48,544
Icahn Enterprises LP 5.250%, 5/15/27	20,000	21,550

		106,606

Automobiles (0.0%)
Ford Motor Co. 9.000%, 4/22/25	15,000	18,390

Distributors (0.0%)
Performance Food Group, Inc. 5.500%, 10/15/27§	30,000	31,725

Hotels, Restaurants & Leisure (0.8%)
Bally’s Corp. 6.750%, 6/1/27§	35,000	37,537
Boyd Gaming Corp. 4.750%, 12/1/27	40,000	41,550
Caesars Entertainment, Inc. 6.250%, 7/1/25§	30,000	31,875
Caesars Resort Collection LLC 5.250%, 10/15/25§	35,000	35,371
Carnival Corp. 11.500%, 4/1/23§	5,000	5,784
Cedar Fair LP 5.250%, 7/15/29	20,000	20,550
Golden Nugget, Inc. 6.750%, 10/15/24§	40,000	39,713
Hilton Domestic Operating Co., Inc. 5.375%, 5/1/25§	5,000	5,300
5.750%, 5/1/28§	5,000	5,456
IRB Holding Corp. 6.750%, 2/15/26§	30,000	31,050
McDonald’s Corp. 3.600%, 7/1/30	55,000	64,687
MGM Resorts International 6.750%, 5/1/25	35,000	37,884
Scientific Games International, Inc. 7.250%, 11/15/29§	15,000	16,462
Six Flags Theme Parks, Inc. 7.000%, 7/1/25§	45,000	48,825
Viking Cruises Ltd. 13.000%, 5/15/25§	10,000	12,003
5.875%, 9/15/27§	50,000	48,874
Wyndham Hotels & Resorts, Inc. 4.375%, 8/15/28§	20,000	20,756
Yum! Brands, Inc. 3.625%, 3/15/31	35,000	35,438

		539,115

Household Durables (0.1%)
Mattamy Group Corp. 4.625%, 3/1/30§	30,000	32,025
Tempur Sealy International, Inc. 5.500%, 6/15/26	25,000	25,900

		57,925

Internet & Direct Marketing Retail (0.1%)
Expedia Group, Inc. 3.250%, 2/15/30	60,000	62,354

Multiline Retail (0.2%)
Dollar Tree, Inc. 4.000%, 5/15/25	105,000	118,266

Specialty Retail (0.2%)
Asbury Automotive Group, Inc. 4.500%, 3/1/28	6,000	6,261
4.750%, 3/1/30	6,000	6,412
Group 1 Automotive, Inc. 4.000%, 8/15/28§	5,000	5,154
Home Depot, Inc. (The) 3.900%, 6/15/47	50,000	63,127
PetSmart, Inc. 7.125%, 3/15/23§	20,000	19,950
5.875%, 6/1/25§	17,000	17,425
Staples, Inc. 7.500%, 4/15/26§	30,000	31,197

		149,526

Total Consumer Discretionary		1,083,907

Consumer Staples (1.0%)
Beverages (0.2%)
Anheuser-Busch Cos. LLC 4.900%, 2/1/46	45,000	58,620
Constellation Brands, Inc. 3.150%, 8/1/29	100,000	111,338

		169,958

Food & Staples Retailing (0.2%)
Albertsons Cos., Inc. 4.625%, 1/15/27§	25,000	26,563
3.500%, 3/15/29§	20,000	20,237

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Sysco Corp. 5.950%, 4/1/30	$55,000	$72,167
US Foods, Inc. 6.250%, 4/15/25§	5,000	5,344

		124,311

Food Products (0.4%)
B&G Foods, Inc. 5.250%, 4/1/25	20,000	20,600
5.250%, 9/15/27	10,000	10,585
JBS USA LUX SA 5.750%, 6/15/25§	5,000	5,159
6.750%, 2/15/28§	33,000	36,929
Kraft Heinz Foods Co. 5.000%, 7/15/35	10,000	11,998
5.200%, 7/15/45	30,000	35,340
Post Holdings, Inc. 4.625%, 4/15/30§	30,000	31,484
Smithfield Foods, Inc. 4.250%, 2/1/27§	95,000	105,558

		257,653

Household Products (0.1%)
Energizer Holdings, Inc. 4.750%, 6/15/28§	30,000	31,425
Kronos Acquisition Holdings, Inc. 9.000%, 8/15/23§	25,000	25,563
5.000%, 12/31/26§	5,000	5,216
7.000%, 12/31/27§	10,000	10,470

		72,674

Tobacco (0.1%)
Altria Group, Inc. 4.450%, 5/6/50	50,000	58,894

Total Consumer Staples		683,490

Energy (1.7%)
Energy Equipment & Services (0.2%)
Schlumberger Investment SA 2.650%, 6/26/30	25,000	26,606
Transocean Poseidon Ltd. 6.875%, 2/1/27§	30,000	27,150
Transocean, Inc. 11.500%, 1/30/27§	9,000	6,502
USA Compression Partners LP 6.875%, 9/1/27	40,000	42,750

		103,008

Oil, Gas & Consumable Fuels (1.5%)
Antero Midstream Partners LP 5.750%, 3/1/27§	13,000	12,740
Apache Corp. 4.625%, 11/15/25	10,000	10,534
4.375%, 10/15/28	20,000	20,750
Cenovus Energy, Inc. 5.375%, 7/15/25	20,000	22,550
Cheniere Energy Partners LP 5.250%, 10/1/25	5,000	5,131
5.625%, 10/1/26	25,000	26,031
Energy Transfer Operating LP 4.750%, 1/15/26	50,000	56,231
EQM Midstream Partners LP 6.500%, 7/1/27§	30,000	33,738
EQT Corp. 7.875%, 2/1/25 (e)	15,000	17,081
Exxon Mobil Corp. 2.610%, 10/15/30	20,000	21,782
4.227%, 3/19/40	10,000	12,404
Hess Midstream Operations LP 5.125%, 6/15/28§	30,000	31,275
Hilcorp Energy I LP 6.250%, 11/1/28§	25,000	25,500
Indigo Natural Resources LLC 6.875%, 2/15/26§	10,000	10,263
Kinder Morgan Energy Partners LP 6.950%, 1/15/38	50,000	68,572
Marathon Petroleum Corp. 5.125%, 12/15/26	50,000	59,400
MEG Energy Corp. 7.125%, 2/1/27§	30,000	30,900
NuStar Logistics LP 6.375%, 10/1/30	25,000	28,320
Occidental Petroleum Corp. 8.000%, 7/15/25	15,000	17,025
3.500%, 8/15/29	15,000	13,728
6.625%, 9/1/30	15,000	16,256
6.125%, 1/1/31	25,000	26,755
Parkland Corp. 5.875%, 7/15/27§	45,000	48,599
Parsley Energy LLC 5.625%, 10/15/27§	30,000	32,775
Peabody Energy Corp. 6.000%, 3/31/22§	15,000	11,044
Pioneer Natural Resources Co. 1.900%, 8/15/30	60,000	59,444
QEP Resources, Inc. 5.625%, 3/1/26	15,000	16,430
Rattler Midstream LP 5.625%, 7/15/25§	10,000	10,563
Sabine Pass Liquefaction LLC 5.000%, 3/15/27	50,000	58,983
Sunoco LP 6.000%, 4/15/27	15,000	15,945
4.500%, 5/15/29§	10,000	10,388
Targa Resources Partners LP 5.500%, 3/1/30	25,000	26,906
Total Capital International SA 3.386%, 6/29/60	50,000	56,335
Viper Energy Partners LP 5.375%, 11/1/27§	25,000	26,125
Western Midstream Operating LP 4.100%, 2/1/25 (e)	20,000	20,500
WPX Energy, Inc. 5.875%, 6/15/28	15,000	16,314
4.500%, 1/15/30	20,000	21,100

		998,417

Total Energy		1,101,425

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Financials (2.8%)
Banks (0.9%)
Bank of America Corp. (ICE LIBOR USD 3 Month + 1.21%), 3.974%, 2/7/30 (k)	$55,000	$64,513
Bank of Montreal (USD Swap Semi 5 Year + 1.43%), 3.803%, 12/15/32 (k)	50,000	56,451
Bank of Nova Scotia (The) 1.625%, 5/1/23	65,000	66,830
3.400%, 2/11/24	45,000	48,952
Citigroup, Inc. (ICE LIBOR USD 3 Month + 1.10%), 1.322%, 5/17/24 (k)	115,000	116,395
Commonwealth Bank of Australia 3.900%, 7/12/47§	50,000	62,664
Mitsubishi UFJ Financial Group, Inc. (ICE LIBOR USD 3 Month + 0.74%), 0.968%, 3/2/23 (k)	110,000	110,555
Santander Holdings USA, Inc. 3.400%, 1/18/23	105,000	110,170

		636,530

Capital Markets (0.2%)
Goldman Sachs Group, Inc. (The) 3.625%, 2/20/24	105,000	114,609

Consumer Finance (1.1%)
American Express Co. 3.400%, 2/22/24	100,000	108,826
Avolon Holdings Funding Ltd. 3.250%, 2/15/27§	110,000	112,166
Capital One Financial Corp. (ICE LIBOR USD 3 Month + 0.72%), 0.934%, 1/30/23 (k)	125,000	125,553
Discover Financial Services 4.100%, 2/9/27	70,000	80,536
General Motors Financial Co., Inc. (ICE LIBOR USD 3 Month + 0.99%), 1.224%, 1/5/23 (k)	100,000	100,245
John Deere Capital Corp. 2.600%, 3/7/24	55,000	58,783
Navient Corp. 5.000%, 3/15/27	15,000	15,188
OneMain Finance Corp. 6.625%, 1/15/28	30,000	35,700
5.375%, 11/15/29	15,000	16,873
Synchrony Financial 3.950%, 12/1/27	55,000	61,718

		715,588

Diversified Financial Services (0.1%)
MPH Acquisition Holdings LLC 5.750%, 11/1/28§	35,000	34,310
Verscend Escrow Corp. 9.750%, 8/15/26§	25,000	27,250

		61,560

Insurance (0.4%)
Alliant Holdings Intermediate LLC 6.750%, 10/15/27§	20,000	21,400
Athene Global Funding 3.000%, 7/1/22§	55,000	56,895
Berkshire Hathaway Finance Corp. 2.850%, 10/15/50	35,000	37,076
GTCR AP Finance, Inc. 8.000%, 5/15/27§	25,000	27,149
NFP Corp. 6.875%, 8/15/28§	20,000	21,354
Prudential Financial, Inc. 3.905%, 12/7/47	50,000	59,787
Willis North America, Inc. 4.500%, 9/15/28	55,000	65,799

		289,460

Thrifts & Mortgage Finance (0.1%)
Nationstar Mortgage Holdings, Inc. 5.500%, 8/15/28§	20,000	21,150
PennyMac Financial Services, Inc. 5.375%, 10/15/25§	30,000	31,650

		52,800

Total Financials		1,870,547

Health Care (1.7%)
Biotechnology (0.2%)
AbbVie, Inc. 4.700%, 5/14/45	95,000	123,987

Health Care Equipment & Supplies (0.1%)
Ortho-Clinical Diagnostics, Inc. 7.250%, 2/1/28§	40,000	42,200

Health Care Providers & Services (1.1%)
Anthem, Inc. 2.375%, 1/15/25	60,000	63,864
Centene Corp. 3.000%, 10/15/30	15,000	15,899
Cigna Corp.
(ICE LIBOR USD 3 Month + 0.89%), 1.127%, 7/15/23 (k)	85,000	85,844
4.900%, 12/15/48	90,000	122,320
Community Health Systems, Inc. 6.000%, 1/15/29§	10,000	10,765
CVS Health Corp. 5.050%, 3/25/48	65,000	87,515
HCA, Inc. 4.125%, 6/15/29	55,000	63,628
Legacy LifePoint Health LLC 6.750%, 4/15/25§	10,000	10,726
4.375%, 2/15/27§	25,000	25,172
Radiology Partners, Inc. 9.250%, 2/1/28§	30,000	33,638
RP Escrow Issuer LLC 5.250%, 12/15/25§	30,000	31,277
Select Medical Corp. 6.250%, 8/15/26§	80,000	86,000
Tenet Healthcare Corp. 6.125%, 10/1/28§	40,000	41,679
West Street Merger Sub, Inc. 6.375%, 9/1/25§	40,000	41,000

		719,327

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Pharmaceuticals (0.3%)
Bausch Health Cos., Inc. 6.250%, 2/15/29§	$50,000	$54,312
Eli Lilly and Co. 3.950%, 3/15/49	95,000	124,301
Royalty Pharma plc 3.300%, 9/2/40§	55,000	57,423

		236,036

Total Health Care		1,121,550

Industrials (1.9%)
Aerospace & Defense (0.6%)
Boeing Co. (The) 2.950%, 2/1/30	60,000	62,039
Bombardier, Inc. 6.000%, 10/15/22§	25,000	24,500
BWX Technologies, Inc. 4.125%, 6/30/28§	45,000	46,800
Lockheed Martin Corp. 4.700%, 5/15/46	90,000	125,547
TransDigm, Inc.
8.000%, 12/15/25§	5,000	5,512
6.250%, 3/15/26§	55,000	58,575
6.375%, 6/15/26	15,000	15,542
5.500%, 11/15/27	25,000	26,226
Triumph Group, Inc. 7.750%, 8/15/25	15,000	13,706

		378,447

Airlines (0.1%)
Delta Air Lines, Inc. 4.750%, 10/20/28§	10,000	10,886
Mileage Plus Holdings LLC 6.500%, 6/20/27§	30,000	32,403

		43,289

Building Products (0.2%)
Builders FirstSource, Inc. 6.750%, 6/1/27§	25,000	27,118
Griffon Corp. 5.750%, 3/1/28	20,000	21,125
Owens Corning 4.400%, 1/30/48	50,000	60,119

		108,362

Commercial Services & Supplies (0.4%)
Allied Universal Holdco LLC 6.625%, 7/15/26§	20,000	21,276
9.750%, 7/15/27§	35,000	37,975
Garda World Security Corp. 8.750%, 5/15/25§	25,000	26,000
GFL Environmental, Inc.
3.750%, 8/1/25§	25,000	25,625
4.000%, 8/1/28§	35,000	35,044
3.500%, 9/1/28§	40,000	40,625
KAR Auction Services, Inc. 5.125%, 6/1/25§	30,000	30,871
Prime Security Services Borrower LLC 3.375%, 8/31/27§	30,000	29,812

		247,228

Construction & Engineering (0.0%)
Pike Corp. 5.500%, 9/1/28§	25,000	26,219

Industrial Conglomerates (0.2%)
Roper Technologies, Inc. 1.750%, 2/15/31	120,000	118,952

Professional Services (0.1%)
Dun & Bradstreet Corp. (The) 6.875%, 8/15/26§	18,000	19,350
Jaguar Holding Co. II 5.000%, 6/15/28§	15,000	16,063

		35,413

Road & Rail (0.2%)
Burlington Northern Santa Fe LLC 3.050%, 2/15/51	20,000	22,702
CSX Corp. 3.800%, 11/1/46	50,000	59,267
Kenan Advantage Group, Inc. (The) 7.875%, 7/31/23§	5,000	4,987
Penske Truck Leasing Co. LP 4.200%, 4/1/27§	50,000	57,064
Uber Technologies, Inc. 7.500%, 9/15/27§	20,000	22,050

		166,070

Trading Companies & Distributors (0.1%)
Air Lease Corp. 3.250%, 3/1/25	55,000	58,554
Beacon Roofing Supply, Inc. 4.875%, 11/1/25§	40,000	40,900

		99,454

Total Industrials		1,223,434

Information Technology (0.7%)
Communications Equipment (0.1%)
Avaya, Inc. 6.125%, 9/15/28§	20,000	21,340
CommScope, Inc. 5.500%, 3/1/24§	10,000	10,287
6.000%, 3/1/26§	25,000	26,281

		57,908

IT Services (0.1%)
GTT Communications, Inc. 7.875%, 12/31/24§	15,000	6,000
Tempo Acquisition LLC 6.750%, 6/1/25§	45,000	46,397

		52,397

Semiconductors & Semiconductor Equipment (0.2%)
NXP BV 3.875%, 6/18/26§	105,000	119,996

Software (0.1%)
BY Crown Parent LLC 4.250%, 1/31/26§	15,000	15,413
Oracle Corp. 3.600%, 4/1/50	50,000	58,114

		73,527

Technology Hardware, Storage & Peripherals (0.2%)
Apple, Inc.
4.650%, 2/23/46	70,000	99,390
2.950%, 9/11/49	15,000	16,783

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
NetApp, Inc. 1.875%, 6/22/25	$55,000	$57,485

		173,658

Total Information Technology		477,486

Materials (0.6%)
Chemicals (0.1%)
Gates Global LLC 6.250%, 1/15/26§	15,000	15,806
Nutrien Ltd. 4.200%, 4/1/29	40,000	48,274

		64,080

Containers & Packaging (0.3%)
Berry Global, Inc. 5.625%, 7/15/27§	30,000	32,203
Flex Acquisition Co., Inc. 6.875%, 1/15/25§	30,000	30,450
Packaging Corp. of America 3.000%, 12/15/29	50,000	55,326
Silgan Holdings, Inc. 4.125%, 2/1/28	30,000	31,125
Westrock Co. 3.750%, 3/15/25	55,000	61,274

		210,378

Metals & Mining (0.2%)
Arconic Corp. 6.125%, 2/15/28§	30,000	32,288
Novelis Corp. 4.750%, 1/30/30§	40,000	43,020
SunCoke Energy Partners LP 7.500%, 6/15/25§	25,000	24,731

		100,039

Total Materials		374,497

Real Estate (0.5%)
Equity Real Estate Investment Trusts (REITs) (0.5%)
Alexandria Real Estate Equities, Inc. (REIT) 4.000%, 1/15/24	105,000	115,591
American Tower Corp. (REIT) 3.950%, 3/15/29	50,000	58,381
Crown Castle International Corp. (REIT)
3.650%, 9/1/27	50,000	56,372
3.300%, 7/1/30	35,000	39,259
Iron Mountain, Inc. (REIT) 4.500%, 2/15/31§	15,000	15,638
VICI Properties LP (REIT)
3.750%, 2/15/27§	5,000	5,113
4.125%, 8/15/30§	15,000	15,834

		306,188

Real Estate Management & Development (0.0%)
Realogy Group LLC 7.625%, 6/15/25§	20,000	21,675

Total Real Estate		327,863

Utilities (1.0%)
Electric Utilities (0.7%)
Eversource Energy Series R 1.650%, 8/15/30	65,000	64,608
Georgia Power Co. Series A 2.200%, 9/15/24	60,000	63,209
Monongahela Power Co. 5.400%, 12/15/43§	60,000	81,301
NextEra Energy Capital Holdings, Inc. 2.250%, 6/1/30	60,000	62,693
NRG Energy, Inc.
2.000%, 12/2/25§	40,000	41,200
3.625%, 2/15/31§	40,000	41,152
Pacific Gas and Electric Co. 2.500%, 2/1/31	60,000	60,009
PG&E Corp. 5.000%, 7/1/28	40,000	42,500

		456,672

Gas Utilities (0.2%)
Brooklyn Union Gas Co. (The) 4.487%, 3/4/49§	50,000	66,327
East Ohio Gas Co. (The) 3.000%, 6/15/50§	60,000	64,404

		130,731

Independent Power and Renewable Electricity Producers (0.0%)
Calpine Corp.
5.125%, 3/15/28§	25,000	26,245
4.625%, 2/1/29§	10,000	10,250

		36,495

Water Utilities (0.1%)
Essential Utilities, Inc. 2.704%, 4/15/30	60,000	65,031

Total Utilities		688,929

Total Corporate Bonds		10,038,548

Mortgage-Backed Securities (4.8%)
FHLMC 2.000%, 10/1/50	490,249	504,156
FHLMC UMBS 2.000%, 9/1/40	1,075,279	1,118,552
FNMA 3.500%, 4/1/30	400,000	469,488
FNMA UMBS 3.000%, 4/1/37	246,165	260,105
UMBS 2.500%, 11/1/50	792,139	834,719

Total Mortgage-Backed Securities		3,187,020

U.S. Treasury Obligations (10.1%)
U.S. Treasury Bonds
4.750%, 2/15/37	200,000	304,733
1.125%, 8/15/40	380,000	359,868
2.750%, 11/15/47	220,000	276,258
1.625%, 11/15/50	310,000	308,826
U.S. Treasury Notes
0.125%, 6/30/22	350,000	350,048
2.125%, 9/30/24	330,000	353,242
2.250%, 10/31/24	330,000	355,265
2.750%, 2/28/25	200,000	220,461
3.000%, 9/30/25	320,000	360,082

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
0.375%, 11/30/25	$640,000	$640,903
2.250%, 3/31/26	270,000	296,037
1.625%, 10/31/26	320,000	341,231
0.500%, 6/30/27	390,000	388,308
2.250%, 11/15/27	330,000	366,383
0.625%, 11/30/27	960,000	959,758
0.625%, 5/15/30	450,000	440,026
0.875%, 11/15/30 (x)	410,000	408,616

Total U.S. Treasury Obligations		6,730,045

Total Long-Term Debt Securities (42.9%) (Cost $27,854,647)		28,481,552

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.2%)
Interactive Media & Services (2.3%)
Alphabet, Inc., Class A*	478	837,762
Facebook, Inc., Class A*	2,588	706,938

		1,544,700

Media (0.9%)
Comcast Corp., Class A	10,894	570,846

Total Communication Services		2,115,546

Consumer Discretionary (3.2%)
Internet & Direct Marketing Retail (1.7%)
Amazon.com, Inc.*	350	1,139,925

Multiline Retail (0.5%)
Dollar General Corp.	1,459	306,828

Specialty Retail (1.0%)
Ross Stores, Inc.	3,068	376,781
Ulta Beauty, Inc.*	1,129	324,204

		700,985

Total Consumer Discretionary		2,147,738

Consumer Staples (2.3%)
Beverages (0.7%)
Constellation Brands, Inc., Class A	2,216	485,415

Food & Staples Retailing (0.2%)
Sysco Corp.	1,959	145,475

Household Products (0.9%)
Procter & Gamble Co. (The)	4,027	560,317

Tobacco (0.5%)
Philip Morris International, Inc.	4,159	344,324

Total Consumer Staples		1,535,531

Energy (0.6%)
Oil, Gas & Consumable Fuels (0.6%)
Exxon Mobil Corp.	6,086	250,865
Pioneer Natural Resources Co.	1,398	159,218

		410,083

Total Energy		410,083

Financials (3.5%)
Banks (1.8%)
Citigroup, Inc.	8,660	533,976
First Republic Bank	1,560	229,211
Truist Financial Corp.	8,766	420,154

		1,183,341

Capital Markets (1.0%)
Charles Schwab Corp. (The)	6,233	330,598
Intercontinental Exchange, Inc.	2,531	291,799

		622,397

Insurance (0.7%)
Aflac, Inc.	5,863	260,728
Willis Towers Watson plc	1,080	227,534

		488,262

Total Financials		2,294,000

Health Care (4.1%)
Biotechnology (0.3%)
BioMarin Pharmaceutical, Inc.*	1,496	131,184
Vertex Pharmaceuticals, Inc.*	388	91,700

		222,884

Health Care Equipment & Supplies (1.0%)
Alcon, Inc.*	3,896	257,058
Boston Scientific Corp.*	11,982	430,753

		687,811

Health Care Providers & Services (1.4%)
Anthem, Inc.	1,199	384,987
UnitedHealth Group, Inc.	1,463	513,045

		898,032

Pharmaceuticals (1.4%)
AstraZeneca plc (ADR)	6,715	335,683
Roche Holding AG (ADR)	8,708	381,758
Zoetis, Inc.	1,108	183,374

		900,815

Total Health Care		2,709,542

Industrials (2.8%)
Aerospace & Defense (0.5%)
Boeing Co. (The)	1,681	359,835

Electrical Equipment (0.5%)
AMETEK, Inc.	2,604	314,927

Industrial Conglomerates (0.7%)
Honeywell International, Inc.	2,024	430,505

Machinery (1.1%)
Fortive Corp.	4,986	353,109
Parker-Hannifin Corp.	1,469	400,170

		753,279

Total Industrials		1,858,546

Information Technology (8.8%)
Communications Equipment (0.5%)
Motorola Solutions, Inc.	1,908	324,474

Electronic Equipment, Instruments & Components (0.5%)
Corning, Inc.	10,296	370,656

IT Services (1.6%)
PayPal Holdings, Inc.*	2,350	550,370

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Visa, Inc., Class A	2,382	$521,015

		1,071,385

Semiconductors & Semiconductor Equipment (1.5%)
Analog Devices, Inc.	2,582	381,439
KLA Corp.	999	258,651
Lam Research Corp.	800	377,816

		1,017,906

Software (3.2%)
Adobe, Inc.*	819	409,598
Microsoft Corp.	6,223	1,384,120
Splunk, Inc.*	1,814	308,180

		2,101,898

Technology Hardware, Storage & Peripherals (1.5%)
Apple, Inc.	7,433	986,285

Total Information Technology		5,872,604

Materials (0.7%)
Chemicals (0.7%)
DuPont de Nemours, Inc.	6,097	433,558

Total Materials		433,558

Real Estate (0.5%)
Equity Real Estate Investment Trusts (REITs) (0.5%)
American Tower Corp. (REIT)	1,438	322,774

Total Real Estate		322,774

Total Common Stocks (29.7%) (Cost $13,006,796)		19,699,922

INVESTMENT COMPANIES:
Fixed Income (6.3%)
DoubleLine Floating Rate Fund, Class I‡	198,490	1,875,733
DoubleLine Global Bond Fund, Class I‡	212,563	2,293,552

Total Investment Companies (6.3%) (Cost $4,102,239)		4,169,285

SHORT-TERM INVESTMENTS:
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, IM Shares	137,184	137,253

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.0%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $6,947, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $7,086. (xx)	$6,947	6,947
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $22,523, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $22,973. (xx)	22,523	22,523

Total Repurchase Agreements		29,470

U.S. Treasury Obligations (16.3%)
U.S. Treasury Bills
0.07%, 2/2/21 (p)	1,000,000	999,936
0.08%, 2/25/21 (p)	4,000,000	3,999,496
0.09%, 3/25/21 (p)	290,000	289,940
0.10%, 6/17/21 (p)	2,000,000	1,999,099
0.10%, 9/9/21 (p)	1,500,000	1,498,968
0.11%, 12/2/21 (p)	2,000,000	1,998,037

Total U.S. Treasury Obligations		10,785,476

Total Short-Term Investments (16.5%) (Cost $10,950,336)		10,952,199

Total Investments in Securities (95.4%) (Cost $55,914,018)		63,302,958
Other Assets Less Liabilities (4.6%)		3,075,393

Net Assets (100%)		$66,378,351

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2020, the market value of these securities amounted to $7,698,611 or 11.6% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2020. Maturity date disclosed is the ultimate maturity date.
(h)

Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2020.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2020.

(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $28,940. This was collateralized by cash of $29,470 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Glossary:

ADR	—	American Depositary Receipt
CAPE	—	Cyclically Adjusted Price Earnings
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
ICE	—	Intercontinental Exchange
LIBOR	—	London Interbank Offered Rate
PO	—	Principal Only
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	—	Uniform Mortgage-Backed Securities
USD	—	United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Fixed Income
DoubleLine Floating Rate Fund, Class I	198,490	1,204,349	1,000,000	(300,000)	(26,298)	(2,318)	1,875,733	66,116	—
DoubleLine Global Bond Fund, Class I	212,563	1,932,551	800,000	(500,000)	(3,823)	64,824	2,293,552	—	36,253

Total		3,136,900	1,800,000	(800,000)	(30,121)	62,506	4,169,285	66,116	36,253

OTC Total return swap contracts outstanding as of December 31, 2020 (Note 1):

Reference Entity	Payments Made by Portfolio	Payments Received by Portfolio	Frequency of Payments Made/ Received	Counterparty	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation) ($)
Shiller Barclays CAPE US Sector II ER USD Index	0.40% and decrease in total return of index	Increase in total return of index	At termination	Barclays Bank plc	1/12/2021	USD 10,800,000	194,096

							194,096

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$2,744,716	$—	$2,744,716
Collateralized Mortgage Obligations	—	5,781,223	—	5,781,223
Common Stocks
Communication Services	2,115,546	—	—	2,115,546
Consumer Discretionary	2,147,738	—	—	2,147,738
Consumer Staples	1,535,531	—	—	1,535,531
Energy	410,083	—	—	410,083
Financials	2,294,000	—	—	2,294,000
Health Care	2,709,542	—	—	2,709,542
Industrials	1,858,546	—	—	1,858,546
Information Technology	5,872,604	—	—	5,872,604
Materials	433,558	—	—	433,558
Real Estate	322,774	—	—	322,774
Corporate Bonds
Communication Services	—	1,085,420	—	1,085,420
Consumer Discretionary	—	1,083,907	—	1,083,907
Consumer Staples	—	683,490	—	683,490
Energy	—	1,101,425	—	1,101,425
Financials	—	1,870,547	—	1,870,547
Health Care	—	1,121,550	—	1,121,550
Industrials	—	1,223,434	—	1,223,434
Information Technology	—	477,486	—	477,486
Materials	—	374,497	—	374,497
Real Estate	—	327,863	—	327,863
Utilities	—	688,929	—	688,929
Investment Companies	4,169,285	—	—	4,169,285
Mortgage-Backed Securities	—	3,187,020	—	3,187,020
Short-Term Investments
Investment Company	137,253	—	—	137,253
Repurchase Agreements	—	29,470	—	29,470
U.S. Treasury Obligations	—	10,785,476	—	10,785,476
Total Return Swaps	—	194,096	—	194,096
U.S. Treasury Obligations	—	6,730,045	—	6,730,045

Total Assets	$24,006,460	$39,490,594	$—	$63,497,054

Total Liabilities	$—	$—	$—	$—

Total	$24,006,460	$39,490,594	$—	$63,497,054

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$194,096

Total		$194,096

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Swaps	Total
Equity contracts	$2,419,574	$2,419,574

Total	$2,419,574	$2,419,574

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Swaps	Total
Equity contracts	$(146,894)	$(146,894)

Total	$(146,894)	$(146,894)

^ This Portfolio held swaps contracts as a substitute for investing in conventional securities.

The Portfolio held swaps contracts with an average notional value of approximately $9,877,000 during the year ended December 31, 2020.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2020:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Barclays Bank plc	$194,096	$—	$—	$194,096

Total	$194,096	$—	$—	$194,096

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$32,788,020
Long-term U.S. government debt securities	33,039,423

$65,827,443

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$27,483,053
Long-term U.S. government debt securities	32,172,726

$59,655,779

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,755,610
Aggregate gross unrealized depreciation	(467,471)

Net unrealized appreciation	$7,288,139

Federal income tax cost of investments in securities and derivative instruments, if applicable	$56,208,915

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $4,102,239)	$4,169,285
Unaffiliated Issuers (Cost $51,782,309)	59,104,203
Repurchase Agreements (Cost $29,470)	29,470
Cash	2,814,981
Market value on OTC swap contracts	194,096
Dividends, interest and other receivables	169,353
Receivable for Portfolio shares sold	43,685
Securities lending income receivable	11
Other assets	230

Total assets	66,525,314

LIABILITIES
Payable for return of collateral on securities loaned	29,470
Investment management fees payable	28,501
Distribution fees payable – Class IB	13,443
Payable for Portfolio shares redeemed	5,742
Administrative fees payable	5,213
Accrued expenses	64,594

Total liabilities	146,963

NET ASSETS	$66,378,351

Net assets were comprised of:
Paid in capital	$58,195,758
Total distributable earnings (loss)	8,182,593

Net assets	$66,378,351

Class IB
Net asset value, offering and redemption price per share, $64,485,548 / 5,021,998 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.84

Class K
Net asset value, offering and redemption price per share, $1,892,803 / 147,359 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.84

(x)	Includes value of securities on loan of $28,940.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Interest	$928,682
Dividends ($66,116 of dividend income received from affiliates)	286,524
Securities lending (net)	883

Total income	1,216,089

EXPENSES
Investment management fees	420,159
Distribution fees – Class IB	137,152
Professional fees	63,985
Administrative fees	53,366
Printing and mailing expenses	29,057
Custodian fees	27,000
Trustees’ fees	1,769
Miscellaneous	6,241

Gross expenses	738,729
Less: Waiver from investment manager	(93,557)

Net expenses	645,172

NET INVESTMENT INCOME (LOSS)	570,917

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($(30,121) realized gain (loss) from affiliates)	610,783
Net distributions of realized gain received from underlying funds ($36,253 received from affiliates)	72,504
Swaps	2,419,574

Net realized gain (loss)	3,102,861

Change in unrealized appreciation (depreciation) on:
Investments in securities ($62,506 of change in unrealized appreciation (depreciation) from affiliates)	3,879,101
Swaps	(146,894)

Net change in unrealized appreciation (depreciation)	3,732,207

NET REALIZED AND UNREALIZED GAIN (LOSS)	6,835,068

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,405,985

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$570,917	$977,977
Net realized gain (loss)	3,102,861	3,658,452
Net change in unrealized appreciation (depreciation)	3,732,207	4,700,141

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,405,985	9,336,570

Distributions to shareholders:
Class IB	(2,793,064)	(2,619,149)
Class K	(75,847)	(46,589)

Total distributions to shareholders	(2,868,911)	(2,665,738)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,147,985 and 673,413 shares, respectively ]	14,024,762	7,922,202
Capital shares issued in reinvestment of dividends and distributions [ 221,074 and 222,645 shares, respectively ]	2,793,064	2,619,149
Capital shares repurchased [ (677,106) and (491,765) shares, respectively ]	(8,225,097)	(5,768,348)

Total Class IB transactions	8,592,729	4,773,003

Class K
Capital shares sold [ 159,158 and 79,913 shares, respectively ]	1,943,605	937,030
Capital shares issued in reinvestment of dividends and distributions [ 6,001 and 3,960 shares, respectively ]	75,847	46,589
Capital shares repurchased [ (92,013) and (1,131,399) shares, respectively ]	(1,091,402)	(13,613,621)

Total Class K transactions	928,050	(12,630,002)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	9,520,779	(7,856,999)

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,057,853	(1,186,167)
NET ASSETS:
Beginning of year	52,320,498	53,506,665

End of year	$66,378,351	$52,320,498

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020		2019		2018		2017		2016
Net asset value, beginning of year	$11.88		$10.60		$11.51		$11.10		$10.45

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12		0.20		0.18		0.06	(x)	0.16	(x)
Net realized and unrealized gain (loss)	1.42		1.71		(0.63)		1.00		0.74

Total from investment operations	1.54		1.91		(0.45)		1.06		0.90

Less distributions:
Dividends from net investment income	(0.12)		(0.24)		(0.19)		(0.07)		(0.16)
Distributions from net realized gains	(0.46)		(0.39)		(0.27)		(0.58)		(0.09)

Total dividends and distributions	(0.58)		(0.63)		(0.46)		(0.65)		(0.25)

Net asset value, end of year	$12.84		$11.88		$10.60		$11.51		$11.10

Total return	13.10%		18.14%		(4.10)%		9.53%		8.62%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$64,486		$51,439		$41,616		$44,809		$34,882
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.16	%(j)	1.16	%(j)	1.19	%(k)	1.05%		0.64%
Before waivers and reimbursements (f)	1.32%		1.36%		1.28%		1.61%		1.01%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.01%		1.69%		1.57%		0.50	%(x)	1.49	%(x)
Before waivers and reimbursements (f)	0.85%		1.49%		1.49%		(0.06	)%(x)	1.11	%(x)
Portfolio turnover rate^	135%		67%		83%		175	%(h)	15%

	Year Ended December 31,
Class K	2020		2019		2018		2017		2016
Net asset value, beginning of year	$11.88		$10.60		$11.51		$11.10		$10.45

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15		0.23		0.21		0.14	(x)	0.15	(x)
Net realized and unrealized gain (loss)	1.42		1.71		(0.63)		0.95		0.78

Total from investment operations	1.57		1.94		(0.42)		1.09		0.93

Less distributions:
Dividends from net investment income	(0.15)		(0.27)		(0.22)		(0.10)		(0.19)
Distributions from net realized gains	(0.46)		(0.39)		(0.27)		(0.58)		(0.09)

Total dividends and distributions	(0.61)		(0.66)		(0.49)		(0.68)		(0.28)

Net asset value, end of year	$12.84		$11.88		$10.60		$11.51		$11.10

Total return	13.36%		18.41%		(3.86)%		9.79%		8.89%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,893		$882		$11,891		$12,637		$979
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.91	%(j)	0.91	%(j)	0.94	%(k)	0.81%		0.39%
Before waivers and reimbursements (f)	1.08%		1.03%		1.03%		1.49%		0.77%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.25%		2.00%		1.82%		1.19	%(x)	1.40	%(x)
Before waivers and reimbursements (f)	1.09%		1.87%		1.74%		0.52	%(x)	1.02	%(x)
Portfolio turnover rate^	135%		67%		83%		175	%(h)	15%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE DYNAMIC ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)	Change in investment strategy resulted in lower portfolio turnover.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class IB and 0.95% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.24% for Class IB and 0.99% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.

See Notes to Financial Statements.

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	DoubleLine Capital LP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	4.26%	4.01%	3.12%
Portfolio – Class K Shares*	4.61	4.29	3.39
Bloomberg Barclays U.S. Aggregate Bond Index	7.51	4.44	3.78

* Date of inception 5/1/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.26% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 7.51% over the same period.

Portfolio Highlights

What helped performance during the year:

•	U.S. Treasuries were the top performing sector over the period and benefited from the steep drop in yields across all tenors of the U.S. Treasury curve.

•	Investment grade corporate credit in the Portfolio also posted strong returns due to its longer duration profile and the Federal Reserve purchase support it received early in the pandemic.

•	Exposure to high yield corporate credit during the economic recovery benefited performance as it was the best performing sector over the second half of the year.

What hurt performance during the year:

•	The Portfolio’s short duration positioning relative to the benchmark detracted from performance as rates ended the year lower across all tenors of the U.S. Treasury curve.

•	The Portfolio’s overweight to credit exposure relative to the benchmark detracted from performance over the period due to the drop in risk asset prices during the first quarter of 2020.

•

Commercial mortgage-back securities (CMBS) and asset-backed securities (ABS) detracted from performance due to their exposure to industries more acutely impacted by COVID-19 such as retail, hospitality, and air travel.

Portfolio Positioning and Outlook — DoubleLine Capital LP

We note that structured product spreads lagged the recovery of corporate spreads during the second half of 2020 and believe the portfolio is well-positioned to take advantage of outperformance in securitized credit as the global economy continues to recover and COVID-19 vaccines become more widely available. The Federal Reserve has signaled it will continue its accommodative monetary policy of low rates and quantitative easing to support the U.S. economy, which we believe will foster a constructive environment for risk assets. As the U.S. budget deficit continues to reach new all-time highs, we believe that additional fiscal stimulus from the Democratic controlled government combined with Federal Reserve purchase support will lead to higher inflation and put upward pressure on the intermediate to long tenors of the U.S. Treasury Curve. Given this view, we are likely to position the portfolio with a shorter duration than the benchmark.

Portfolio Characteristics As of December 31, 2020
Weighted Average Life (Years)	6.21
Weighted Average Coupon (%)	2.99
Weighted Average Effective Duration (Years)*	4.16
Weighted Average Rating**	A3

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2020	% of Net Assets
U.S. Treasury Obligations	20.9%
Asset-Backed Securities	13.1
Collateralized Mortgage Obligations	13.0
Mortgage-Backed Securities	11.5
Commercial Mortgage-Backed Securities	9.1
Financials	5.2
Investment Companies	4.9
Utilities	3.7
Energy	3.2
Industrials	2.3
Communication Services	2.3
Foreign Government Securities	2.0
Health Care	1.8
Consumer Discretionary	1.6
Materials	1.5
Consumer Staples	1.0
Real Estate	1.0
Information Technology	0.7
Repurchase Agreements	0.2
Municipal Bonds	0.1
Cash and Other	0.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,031.40	$4.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.41	4.77
Class K
Actual	1,000.00	1,033.90	3.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.67	3.51

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 0.94% and 0.69%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (13.1%)
AASET US Ltd.,
Series 2018-1A A 3.844%, 1/16/38§	$642,186	$606,999
ABFC Trust,
Series 2007-WMC1 A1A 1.395%, 6/25/37 (l)	3,325,180	2,797,276
AIMCO CLO,
Series 2018-AA D 2.768%, 4/17/31 (l)§	500,000	477,735
AMSR Trust,
Series 2019-SFR1 E 3.471%, 1/19/39§	3,400,000	3,433,273
Apidos CLO XII,
Series 2013-12A DR 2.837%, 4/15/31 (l)§	500,000	483,312
Apidos CLO XXI,
Series 2015-21A CR 2.668%, 7/18/27 (l)§	500,000	487,757
Apres Static CLO 2 Ltd.,
Series 2020-1A B 3.987%, 4/15/28 (l)§	1,000,000	1,004,251
Series 2020-1A C 4.537%, 4/15/28 (l)§	1,000,000	1,003,718
Ares XXVIIIR CLO Ltd.,
Series 2018-28RA C 2.368%, 10/17/30 (l)§	500,000	490,765
Atrium IX,
Series 9A DR 3.824%, 5/28/30 (l)§	500,000	497,179
Babson CLO Ltd.,
Series 2015-2A DR 3.168%, 10/20/30 (l)§	500,000	486,923
Series 2015-IA DR 2.818%, 1/20/31 (l)§	500,000	465,945
Bain Capital Credit Clo Ltd.,
Series 2016-2A DR 4.337%, 1/15/29 (l)§	500,000	492,598
Bain Capital Credit CLO Ltd.,
Series 2020-5A D 3.790%, 1/20/32 (l)§	1,000,000	1,000,104
Barings CLO Ltd.,
Series 2017-1A D 3.818%, 7/18/29 (l)§	500,000	500,114
Series 2019-1A D 4.087%, 4/15/31 (l)§	500,000	498,853
Series 2019-2A C 4.087%, 4/15/31 (l)§	500,000	500,846
Canyon Capital CLO Ltd.,
Series 2014-1A CR 2.964%, 1/30/31 (l)§	500,000	473,621
Series 2017-1A D 3.837%, 7/15/30 (l)§	500,000	500,002
Canyon CLO Ltd.,
Series 2020-1A B 2.987%, 7/15/28 (l)§	1,000,000	1,007,072
Castlelake Aircraft Structured Trust,
Series 2019-1A A 3.967%, 4/15/39§	409,939	389,850
Catamaran CLO Ltd.,
Series 2018-1A A1 1.465%, 10/25/31 (l)§	500,000	497,978
CBAM Ltd.,
Series 2019-10A B 2.268%, 4/20/32 (l)§	$500,000	$500,636
CIFC Funding Ltd.,
Series 2015-4A CR 4.218%, 10/20/27 (l)§	1,000,000	1,000,360
Series 2020-2A B 2.482%, 8/24/32 (l)§	1,000,000	1,005,512
Cook Park CLO Ltd.,
Series 2018-1A C 1.968%, 4/17/30 (l)§	1,000,000	985,645
Series 2018-1A D 2.818%, 4/17/30 (l)§	500,000	484,229
Crown Point CLO 9 Ltd.,
Series 2020-9A C 3.829%, 7/14/32 (l)§	500,000	501,063
Crown Point CLO IV Ltd.,
Series 2018-4A C 2.118%, 4/20/31 (l)§	500,000	483,992
Dryden 40 Senior Loan Fund,
Series 2015-40A DR 3.321%, 8/15/31 (l)§	500,000	498,056
Dryden 43 Senior Loan Fund,
Series 2016-43A DRR 3.768%, 7/20/29 (l)§	500,000	500,098
Dryden 57 CLO Ltd.,
Series 2018-57A D 2.771%, 5/15/31 (l)§	500,000	486,663
Dryden 77 CLO Ltd.,
Series 2020-77A C 3.924%, 5/20/31 (l)§	500,000	502,363
Elevation CLO Ltd.,
Series 2013-1A BR2 3.471%, 8/15/32 (l)§	1,250,000	1,247,590
Elmwood CLO II Ltd.,
Series 2019-2A B 2.318%, 4/20/31 (l)§	500,000	500,605
ENA Norte Trust, 4.950%, 4/25/23 (m)	390,892	400,543
Flagship Credit Auto Trust,
Series 2017-4 C 2.920%, 11/15/23§	500,000	504,051
Fremont Home Loan Trust,
Series 2006-D 1A 1 0.285%, 11/25/36 (l)	5,942,668	4,030,229
Gilbert Park CLO Ltd.,
Series 2017-1A D 3.187%, 10/15/30 (l)§	500,000	495,302
Goldentree Loan Management US CLO 3 Ltd.,
Series 2018-3A D 3.068%, 4/20/30 (l)§	1,000,000	986,780
Goodgreen Trust,
Series 2020-1A A 2.630%, 4/15/55§	488,387	495,710
Helios Issuer LLC,
Series 2017-1A A 4.940%, 9/20/49§	549,214	574,275
Invitation Homes Trust,
Series 2018-SFR1 C 1.403%, 3/17/37 (l)§	740,000	739,085
Series 2018-SFR1 D 1.603%, 3/17/37 (l)§	490,000	489,798

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Jersey Mike’s Funding,
Series 2019-1A A2 4.433%, 2/15/50§	$1,000,000	$1,071,016
JOL Air Ltd.,
Series 2019-1 A 3.967%, 4/15/44§	438,749	423,569
LCM 28 Ltd.,
Series 28A D 3.168%, 10/20/30 (l)§	500,000	478,014
LCM XXI LP,
Series 21A DR 3.018%, 4/20/28 (l)§	500,000	480,857
Long Point Park CLO Ltd.,
Series 2017-1A C 2.618%, 1/17/30 (l)§	500,000	478,483
MACH 1 Cayman Ltd.,
Series 2019-1 A 3.474%, 10/15/39§	1,319,106	1,274,315
Madison Park Funding XIV Ltd.,
Series 2014-14A DRR 3.166%, 10/22/30 (l)§	500,000	485,368
Madison Park Funding XX Ltd.,
Series 2016-20A DR 3.216%, 7/27/30 (l)§	900,000	877,450
MidOcean Credit CLO III,
Series 2014-3A BR 2.009%, 4/21/31 (l)§	1,000,000	967,589
Mosaic Solar Loan Trust,
Series 2018-1A A 4.010%, 6/22/43§	285,045	307,667
Series 2018-2GS A 4.200%, 2/22/44§	453,229	488,032
Series 2019-2A B 3.280%, 9/20/40§	471,391	493,601
Nassau Ltd.,
Series 2018-IA A 1.387%, 7/15/31 (l)§	500,000	495,784
Newark BSL CLO 2 Ltd., 3.865%, 7/25/30 (l)§	500,000	500,127
NP SPE II LLC,
Series 2017-1A A1 3.372%, 10/21/47§	479,887	496,292
Ocean Trails CLO 8,
Series 2020-8A B 2.775%, 7/15/29 (l)§	500,000	500,802
Octagon Investment Partners 31 LLC,
Series 2017-1A D 3.918%, 7/20/30 (l)§	500,000	499,991
Octagon Investment Partners 34 Ltd.,
Series 2017-1A D 2.718%, 1/20/30 (l)§	500,000	469,009
Octagon Investment Partners 48 Ltd.,
Series 2020-3A D 4.232%, 10/20/31 (l)§	800,000	803,800
Octagon Investment Partners XV Ltd.,
Series 2013-1A DR 3.918%, 7/19/30 (l)§	500,000	495,124
OHA Credit Funding 1 Ltd.,
Series 2018-1A D 3.268%, 10/20/30 (l)§	500,000	493,767
OHA Credit Funding 5 Ltd.,
Series 2020-5A E 6.468%, 4/18/33 (l)§	1,000,000	985,746
Pretium Mortgage Credit Partners I LLC,
Series 2020-NPL3 A1 3.105%, 6/27/60 (e)§	2,497,415	2,498,667
Primose Funding LLC,
Series 2019-1A A2 4.475%, 7/30/49§	990,000	1,022,710
SAPPHIRE AVIATION FINANCE II Ltd.,
Series 2020-1A A 3.228%, 3/15/40§	450,929	436,548
SBA Tower Trust (REIT), 3.168%, 4/11/22§	250,000	250,395
Sound Point CLO XXVI Ltd.,
Series 2020-1A C 3.620%, 7/20/30 (l)§	500,000	500,921
Series 2020-1A D 5.020%, 7/20/30 (l)§	500,000	503,747
Springleaf Funding Trust,
Series 2017-AA A 2.680%, 7/15/30§	152,380	152,612
Stack Infrastructure Issuer LLC,
Series 2019-2A A2 3.080%, 10/25/44§	500,000	519,061
Series 2020-1A A2 1.893%, 8/25/45§	500,000	505,275
STWD Ltd.,
Series 2019-FL1 D 2.509%, 7/15/38 (l)§	713,000	697,274
Sunnova Sol II Issuer LLC,
Series 2020-2A A 2.730%, 11/1/55§	750,000	755,181
Sunrun Atlas Issuer LLC,
Series 2019-2 A 3.610%, 2/1/55§	487,789	521,182
TAL Advantage VII LLC,
Series 2020-1A A 2.050%, 9/20/45§	389,500	389,851
Textainer Marine Containers VII Ltd.,
Series 2019-1A A 3.960%, 4/20/44§	433,333	438,177
Textainer Marine Containers VIII Ltd.,
Series 2020-2A A 2.100%, 9/20/45§	488,361	494,436
Thacher Park CLO Ltd.,
Series 2014-1A D1R 3.618%, 10/20/26 (l)§	500,000	500,149
THL Credit Wind River CLO Ltd.,
Series 2014-2A DR 3.137%, 1/15/31 (l)§	500,000	473,129
Series 2014-2A ER 5.987%, 1/15/31 (l)§	500,000	421,647
Series 2017-1A C 2.518%, 4/18/29 (l)§	1,000,000	991,772

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Series 2017-1A D 3.968%, 4/18/29 (l)§	$250,000	$249,633
Series 2017-3A D 3.387%, 10/15/30 (l)§	500,000	487,932
Series 2018-1A B 1.887%, 7/15/30 (l)§	2,000,000	1,976,684
Series 2018-1A D 3.137%, 7/15/30 (l)§	500,000	478,660
Series 2018-1A E 5.737%, 7/15/30 (l)§	500,000	455,856
Thunderbolt Aircraft Lease Ltd.,
Series 2017-A A 4.212%, 5/17/32 (e)§	623,039	601,446
Towd Point Mortgage Trust,
Series 2019-1 M1 3.750%, 3/25/58 (l)§	2,500,000	2,758,917
USQ Rail I LLC,
Series 2018-1 A1 3.783%, 4/27/48§	326,068	335,477
Vantage Data Centers LLC,
Series 2020-2A A2 1.992%, 9/15/45§	250,000	251,572
Venture XVIII CLO Ltd.,
Series 2014-18A BR 1.887%, 10/15/29 (l)§	500,000	491,269
Venture XX CLO Ltd.,
Series 2015-20A CR 2.137%, 4/15/27 (l)§	500,000	490,812
VERDE CLO Ltd.,
Series 2019-1A D 4.037%, 4/15/32 (l)§	1,000,000	1,001,287
Vericrest Opportunity Loan Trust,
Series 2019-NPL2 A1 3.967%, 2/25/49 (e)§	2,464,665	2,482,747
Vivint Solar Financing V LLC,
Series 2018-1A A 4.730%, 4/30/48§	959,887	1,051,623
Voya CLO Ltd.,
Series 2014-4A DR 6.179%, 7/14/31 (l)§	1,000,000	858,156
Series 2017-3A C 3.768%, 7/20/30 (l)§	1,500,000	1,471,598
WAVE LLC,
Series 2019-1 A 3.597%, 9/15/44§	935,759	912,512
Wind River CLO Ltd.,
Series 2015-2A ER 5.787%, 10/15/27 (l)§	500,000	454,701
York CLO 1 Ltd.,
Series 2014-1A CRR 2.316%, 10/22/29 (l)§	1,000,000	990,419
York CLO-2 Ltd.,
Series 2015-1A CR 2.066%, 1/22/31 (l)§	500,000	488,193

Total Asset-Backed Securities		79,437,387

Collateralized Mortgage Obligations (13.0%)
Alternative Loan Trust,
Series 2005-69 A1 1.609%, 12/25/35 (l)	1,736,167	1,626,324
Series 2006-19CB A15 6.000%, 8/25/36	230,716	189,182
Banc of America Funding Trust,
Series 2005-6 1A8 6.000%, 10/25/35	290,016	278,778
Series 2007-5 3A1 6.000%, 7/25/37	2,186,356	2,107,439
Banc of America Mortgage Trust,
Series 2007-3 2A8 7.000%, 9/25/37	3,197,741	3,188,013
CHL Mortgage Pass-Through Trust,
Series 2006-21 A2 6.000%, 2/25/37	2,480,954	1,886,375
Series 2006-J4 A5 6.250%, 9/25/36	416,369	276,079
Series 2007-14 A18 6.000%, 9/25/37	1,889,244	1,469,714
Series 2007-HY1 1A1 3.672%, 4/25/37 (l)	265,972	254,956
Series 2007-HY1 2A1 3.849%, 3/25/37 (l)	151,376	151,913
Citigroup Mortgage Loan Trust,
Series 2006-AR2 1A2 3.630%, 3/25/36 (l)	268,580	255,358
Series 2006-AR7 2A3A 2.973%, 11/25/36 (l)	615,838	585,459
CitiMortgage Alternative Loan Trust,
Series 2007-A2 1A4 6.000%, 2/25/37	1,735,640	1,731,376
Countrywide Asset-Backed Certificates,
Series 2006-IM1 A2 0.625%, 4/25/36 (l)	988,140	896,519
CSMC Mortgage-Backed Trust,
Series 2006-5 3A1 6.500%, 6/25/36	5,239,639	1,856,031
FHLMC,
Series 360 250 2.500%, 11/15/47 STRIPS	3,372,893	3,452,734
Series 3998 AZ 4.000%, 2/15/42	1,885,022	2,102,389
Series 4050 ND 2.500%, 9/15/41	1,041,271	1,069,466
Series 4076 QD 2.500%, 11/15/41	949,677	977,932
Series 4471 GA 3.000%, 2/15/44	444,961	466,723
Series 4483 CA 3.000%, 6/15/44	240,901	252,701
Series 4673 NT 3.500%, 9/15/43	2,550,908	2,581,208
Series 4745 EC 3.000%, 12/15/44	646,905	664,656
Series 4750 PA 3.000%, 7/15/46	861,842	887,191
Series 4934 P 2.500%, 11/15/40	3,884,818	4,123,226
Figure Line of Credit Trust,
Series 2020-1 A 4.040%, 9/25/49 (l)§	1,843,976	1,847,483

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
First Horizon Alternative Mortgage Securities Trust,
Series 2006-FA3 A6 6.000%, 7/25/36	$2,639,105	$1,810,338
FMC GMSR Issuer Trust,
Series 2020-GT1 A 4.450%, 1/25/26 (l)§	2,000,000	1,998,952
FNMA,
Series 2012-101 AP 2.000%, 8/25/40	535,436	536,421
Series 2013-18 CD 1.500%, 10/25/27	536,740	545,836
Series 2013-54 NP 2.500%, 3/25/43	1,761,678	1,834,158
Series 2015-42 CA 3.000%, 3/25/44	682,293	707,382
Series 2015-80 CA 3.000%, 4/25/40	1,239,593	1,247,067
Series 2015-9 HA 3.000%, 1/25/45	284,095	304,961
Series 2016-55 EA 1.750%, 7/25/43	2,527,880	2,582,421
Series 2017-46 ZL 3.500%, 6/25/57	3,173,559	3,642,581
Series 2017-98 PA 3.000%, 12/25/47	671,549	693,176
Series 2018-38 LA 3.000%, 6/25/48	798,242	838,969
Series 2018-44 PZ 3.500%, 6/25/48	1,915,351	2,136,442
GreenPoint Mortgage Funding Trust,
Series 2007-AR2 1A3 0.385%, 4/25/47 (l)	3,687,869	3,378,565
New Residential Mortgage Loan Trust,
Series 2020-NPL1 A1 4.335%, 7/25/60 (e)§	478,003	483,822
Series 2020-NPL2 A1 3.228%, 8/25/60 (e)§	2,709,476	2,729,183
RALI Series Trust,
Series 2006-QS17 A7 6.000%, 12/25/36	2,402,799	2,341,547
RALI Trust,
Series 2007-QS8 A10 6.000%, 6/25/37	1,452,025	1,412,441
RBSGC Mortgage Loan Trust,
Series 2005-A 3A 6.000%, 4/25/35	1,838,449	1,223,099
RFMSI Trust,
Series 2006-S6 A14 6.000%, 7/25/36	250,813	249,883
Seasoned Credit Risk Transfer Trust,
Series 2018-2 HV 3.000%, 11/25/57 (l)	2,298,806	2,519,794
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-19XS 1A2A 1.025%, 10/25/35 (l)	1,577,496	1,513,010
Suntrust Alternative Loan Trust,
Series 2005-1F 2A8 6.000%, 12/25/35	222,137	222,840
Toorak Mortgage Corp. Ltd.,
Series 2018-1 A1 4.336%, 8/25/21 (e)§	885,866	887,855
Verus Securitization Trust,
Series 2019-3 M1 3.139%, 7/25/59 (l)§	3,000,000	3,047,060
Series 2020-4 M1 3.291%, 5/25/65 (l)§	1,200,000	1,225,267
Series 2020-NPL1 A1 3.598%, 8/25/50 (e)§	1,091,429	1,099,525
Wells Fargo Alternative Loan Trust,
Series 2007-PA2 1A1 6.000%, 6/25/37	249,603	252,365
Series 2007-PA6 A1 3.148%, 12/28/37 (l)	2,033,987	1,971,248

Total Collateralized Mortgage Obligations		78,615,433

Commercial Mortgage-Backed Securities (9.1%)
BAMLL Commercial Mortgage Securities Trust,
Series 2016-ISQ C 3.606%, 8/14/34 (l)§	516,000	525,927
Bancorp Commercial Mortgage Trust,
Series 2019-CRE5 D 2.509%, 3/15/36 (l)§	805,000	750,632
Series 2019-CRE6 D 2.459%, 9/15/36 (l)§	904,000	855,515
BANK,
Series 2017-BNK5 B 3.896%, 6/15/60 (l)	557,000	608,256
Series 2017-BNK5 C 4.254%, 6/15/60 (l)	600,000	636,370
Series 2018-BN10 C 4.163%, 2/15/61 (l)	495,000	522,097
Series 2019-BN19 XA 0.960%, 8/15/61 IO (l)	6,826,862	466,227
BBCMS Mortgage Trust,
Series 2018-TALL F 3.394%, 3/15/37 (l)§	550,000	478,838
Series 2020-C6 F5TC 3.688%, 2/15/53 (l)§	644,000	617,665
Series 2020-C8 C 3.358%, 10/15/53 (l)	500,000	512,441
Benchmark Mortgage Trust,
Series 2018-B2 C 4.200%, 2/15/51 (l)	803,000	867,993
Series 2018-B5 C 4.610%, 7/15/51 (l)	600,000	625,679
Series 2019-B10 C 3.750%, 3/15/62	494,000	508,664
Series 2020-B18 C 3.647%, 7/15/53 (l)	600,000	632,974
BFLD,
Series 2019-DPLO E 2.399%, 10/15/34 (l)§	556,000	522,238
BX Trust,
Series 2019-OC11 D 4.075%, 12/9/41 (l)§	517,000	539,549
Series 2019-OC11 E 4.075%, 12/9/41 (l)§	479,000	478,154

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Cantor Commercial Real Estate Lending,
Series 2019-CF1 65C 4.123%, 5/15/52 (l)§	$502,000	$467,868
CF Trust,
Series 2019-MF1 E 3.200%, 8/21/32 (l)§	722,000	698,141
CFCRE Commercial Mortgage Trust,
Series 2017-C8 B 4.199%, 6/15/50 (l)	514,000	560,088
CHT Mortgage Trust,
Series 2017-CSMO B 1.559%, 11/15/36 (l)§	485,000	476,521
Citigroup Commercial Mortgage Trust,
Series 2015-GC27 C 4.421%, 2/10/48 (l)	725,000	765,172
Series 2016-GC36 B 4.755%, 2/10/49 (l)	504,000	549,953
Series 2016-P4 XA 1.958%, 7/10/49 IO (l)	741,515	56,479
Series 2017-C4 B 4.096%, 10/12/50 (l)	343,000	380,833
Series 2019-GC41 B 3.199%, 8/10/56	640,000	689,135
Series 2019-SST2 E 2.159%, 12/15/36 (l)§	779,000	770,775
Series 2020-420K D 3.312%, 11/10/42 (l)§	350,000	347,148
Series 2020-420K E 3.312%, 11/10/42 (l)§	350,000	327,753
Series 2020-555 F 3.620%, 12/10/41 (l)§	364,000	312,885
Series 2020-555 G 3.620%, 12/10/41 (l)§	364,000	278,551
Series 2020-GC46 B 3.150%, 2/15/53 (l)	557,000	594,267
COMM Mortgage Trust,
Series 2015-DC1 C 4.308%, 2/10/48 (l)	100,000	94,710
Commercial Mortgage Trust,
Series 2013-CR10 XA 0.656%, 8/10/46 IO (l)	1,680,363	24,957
Series 2013-CR11 B 5.112%, 8/10/50 (l)	754,000	818,299
Series 2015-CR25 B 4.538%, 8/10/48 (l)	675,000	735,281
Series 2015-CR26 C 4.480%, 10/10/48 (l)	503,000	534,447
Series 2015-CR26 XA 0.930%, 10/10/48 IO (l)	1,163,070	41,905
Series 2015-LC23 C 4.617%, 10/10/48 (l)	64,000	63,549
Series 2016-CR28 C 4.639%, 2/10/49 (l)	66,000	66,604
Series 2016-DC2 XA 0.979%, 2/10/49 IO (l)	943,384	37,287
Series 2018-HCLV C 1.859%, 9/15/33 (l)§	439,000	411,516
Series 2020-CX D 2.683%, 11/10/46 (l)§	900,000	903,791
CSAIL Commercial Mortgage Trust,
Series 2015-C1 XA 0.827%, 4/15/50 IO (l)	1,349,506	37,207
Series 2015-C4 C 4.563%, 11/15/48 (l)	371,000	396,747
Series 2016-C6 B 3.924%, 1/15/49 (l)	485,000	530,944
Series 2018-C14 C 4.891%, 11/15/51 (l)	640,000	679,556
Series 2020-C19 XA 1.121%, 3/15/53 IO (l)	6,040,096	498,465
Fontainebleau Miami Beach Trust,
Series 2019-FBLU E 3.963%, 12/10/36 (l)§	314,000	314,578
Series 2019-FBLU F 3.963%, 12/10/36 (l)§	244,000	241,680
Series 2019-FBLU G 3.963%, 12/10/36 (l)§	282,000	262,608
Great Wolf Trust,
Series 2019-WOLF F 3.290%, 12/15/36 (l)§	478,000	422,013
GS Mortgage Securities Corp. II,
Series 2013-GC10 XA 1.489%, 2/10/46 IO (l)	1,123,528	29,823
GS Mortgage Securities Corp. Trust,
Series 2018-RIVR C 1.409%, 7/15/35 (l)§	536,000	498,244
Series 2019-SMP E 2.759%, 8/15/32 (l)§	550,000	490,538
Series 2019-SOHO E 2.034%, 6/15/36 (l)§	505,000	468,693
GS Mortgage Securities Trust,
Series 2014-GC26 D 4.511%, 11/10/47 (l)§	325,000	211,434
Series 2015-GC32 B 4.412%, 7/10/48 (l)	1,075,000	1,175,212
Series 2015-GS1 B 4.238%, 11/10/48 (l)	582,000	615,474
Series 2016-GS2 B 3.759%, 5/10/49 (l)	644,000	702,452
Series 2017-GS6 B 3.869%, 5/10/50	515,000	571,717
Series 2020-GC45 B 3.405%, 2/13/53 (l)	516,000	551,912
HPLY Trust,
Series 2019-HIT F 3.309%, 11/15/36 (l)§	419,784	380,066
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2015-JP1 XA 0.936%, 1/15/49 IO (l)	739,778	27,252
Series 2016-JP2 B 3.460%, 8/15/49	28,000	29,141
Series 2020-LOOP E 3.861%, 12/5/38 (l)§	345,000	305,181
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C23 D 3.972%, 9/15/47 (l)§	370,000	313,532
Series 2015-C27 D 3.807%, 2/15/48 (l)§	347,000	278,006

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Series 2015-C32 B 4.389%, 11/15/48 (l)	$503,000	$503,455
Series 2015-C32 C 4.649%, 11/15/48 (l)	91,000	83,104
JPMCC Commercial Mortgage Securities Trust,
Series 2019-COR4 B 4.440%, 3/10/52	754,000	863,949
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C2 AS 3.484%, 6/15/49	800,000	856,349
Series 2016-C2 XA 1.566%, 6/15/49 IO (l)	847,947	49,129
Series 2020-COR7 C 3.726%, 5/13/53 (l)	528,000	570,874
LCCM,
Series 2017-LC26 C 4.706%, 7/12/50§	400,000	400,869
LSTAR Commercial Mortgage Trust,
Series 2016-4 C 4.586%, 3/10/49 (l)§	72,000	65,511
MBRT,
Series 2019-MBR F 2.708%, 11/15/36 (l)§	475,000	443,057
MF1 Multifamily Housing Mortgage Loan Trust,
Series 2020-FL3 AS 3.009%, 7/15/35 (l)§	505,000	510,490
MKT Mortgage Trust,
Series 2020-525M E 2.941%, 2/12/40 (l)§	275,000	263,763
Series 2020-525M F 2.941%, 2/12/40 (l)§	275,000	249,756
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C19 C 4.000%, 12/15/47	125,000	131,258
Series 2015-C20 C 4.460%, 2/15/48 (l)	893,000	934,954
Series 2017-C33 B 4.105%, 5/15/50	753,000	827,557
Morgan Stanley Capital I Trust,
Series 2015-UBS8 XA 0.874%, 12/15/48 IO (l)	1,022,019	36,603
Series 2016-UB11 XA 1.507%, 8/15/49 IO (l)	882,998	52,445
MRCD Mortgage Trust,
Series 2019-PARK G 2.718%, 12/15/36§	525,000	485,659
MSCG Trust,
Series 2018-SELF F 3.209%, 10/15/37 (l)§	660,000	618,213
One Market Plaza Trust,
Series 2017-1MKT E 4.142%, 2/10/32§	643,000	652,451
SG Commercial Mortgage Securities Trust,
Series 2016-C5 XA 1.958%, 10/10/48 IO (l)	614,945	39,821
UBS Commercial Mortgage Trust,
Series 2017-C1 B 4.036%, 6/15/50	1,336,000	1,457,090
Series 2017-C2 C 4.295%, 8/15/50 (l)	800,000	783,882
Series 2017-C6 B 4.154%, 12/15/50 (l)	343,000	381,408
Series 2017-C7 C 4.582%, 12/15/50 (l)	1,009,000	1,090,791
Series 2018-C10 C 5.089%, 5/15/51 (l)	640,000	687,136
Series 2019-C16 B 4.320%, 4/15/52 (l)	821,000	948,522
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C5 D 4.097%, 3/10/46 (l)§	499,000	330,687
Velocity Commercial Capital Loan Trust,
Series 2019-1 M1 3.940%, 3/25/49 (l)§	1,216,735	1,266,199
Series 2019-1 M2 4.010%, 3/25/49 (l)§	347,997	354,889
Series 2019-1 M3 4.120%, 3/25/49 (l)§	370,231	373,291
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16 D 3.938%, 8/15/50§	45,000	16,693
Series 2015-C28 C 4.094%, 5/15/48 (l)	490,000	501,423
Series 2015-C30 XA 0.891%, 9/15/58 IO (l)	6,812,100	236,746
Series 2015-C31 C 4.604%, 11/15/48 (l)	105,000	104,846
Series 2015-P2 XA 0.921%, 12/15/48 IO (l)	800,151	30,571
Series 2016-C32 C 4.727%, 1/15/59 (l)	51,000	54,970
Series 2016-C35 B 3.438%, 7/15/48	533,000	559,322
Series 2016-C37 C 4.489%, 12/15/49 (l)	627,000	645,793
Series 2016-NXS6 B 3.811%, 11/15/49	750,000	789,455
Series 2016-NXS6 XA 1.615%, 11/15/49 IO (l)	955,481	53,813
Series 2017-RC1 XA 1.491%, 1/15/60 IO (l)	1,164,012	72,708
Series 2019-C49 B 4.546%, 3/15/52	779,000	903,404
Series 2019-C49 C 4.866%, 3/15/52 (l)	779,000	853,447
Series 2019-C50 B 4.192%, 5/15/52	412,000	432,946
Series 2019-C50 C 4.345%, 5/15/52	412,000	422,537
Series 2020-C57 XA 2.101%, 8/15/53 IO (l)	3,664,697	568,564
Series 2020-C58 B 2.704%, 7/15/53	800,000	826,007

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
WFRBS Commercial Mortgage Trust,
Series 2014-C21 XA 1.031%, 8/15/47 IO (l)	$2,301,521	$63,261
Series 2014-C23 D 3.996%, 10/15/57 (l)§	517,000	482,433

Total Commercial Mortgage-Backed Securities		55,121,710

Convertible Bond (0.0%)
Communication Services (0.0%)
Wireless Telecommunication Services (0.0%)
Digicel Group 0.5 Ltd. 7.000%, 1/22/21 PIK (y)§	39,019	10,032

Total Communication Services		10,032

Total Convertible Bond		10,032

Corporate Bonds (24.3%)
Communication Services (2.3%)
Diversified Telecommunication Services (0.9%)
AT&T, Inc. 4.300%, 2/15/30	500,000	595,278
3.500%, 9/15/53§	829,000	826,855
3.550%, 9/15/55§	127,000	127,235
CCO Holdings LLC 5.000%, 2/1/28§	60,000	63,298
4.750%, 3/1/30§	140,000	151,060
CenturyLink, Inc. 5.125%, 12/15/26§	135,000	142,555
4.000%, 2/15/27§	120,000	123,600
Frontier Communications Corp. 5.875%, 10/15/27§	50,000	54,125
5.000%, 5/1/28§	110,000	114,400
6.750%, 5/1/29§	60,000	63,600
Level 3 Financing, Inc. 4.625%, 9/15/27§	155,000	161,887
4.250%, 7/1/28§	275,000	283,147
Ooredoo International Finance Ltd. 3.250%, 2/21/23 (m)	600,000	627,000
SingTel Group Treasury Pte. Ltd. 4.500%, 9/8/21 (m)	588,000	603,251
Sprint Capital Corp. 6.875%, 11/15/28	170,000	223,504
Telesat Canada 6.500%, 10/15/27§	45,000	47,025
Verizon Communications, Inc.
(ICE LIBOR USD 3 Month + 1.10%), 1.321%, 5/15/25 (k)	600,000	614,614
3.150%, 3/22/30	500,000	560,577
Zayo Group Holdings, Inc. 4.000%, 3/1/27§	135,000	135,584
6.125%, 3/1/28§	65,000	69,021

		5,587,616

Entertainment (0.1%)
Globo Comunicacao e Participacoes SA 4.875%, 1/22/30§	200,000	214,062
Lions Gate Capital Holdings LLC 6.375%, 2/1/24§	185,000	189,856
Live Nation Entertainment, Inc. 6.500%, 5/15/27§	155,000	172,988
4.750%, 10/15/27§	195,000	199,495

		776,401

Interactive Media & Services (0.2%)
Baidu, Inc. 3.425%, 4/7/30	200,000	222,015
Tencent Holdings Ltd. 2.390%, 6/3/30§	700,000	716,844

		938,859

Media (0.9%)
Cengage Learning, Inc. 9.500%, 6/15/24§	90,000	84,375
Charter Communications Operating LLC 4.908%, 7/23/25	1,065,000	1,234,772
Comcast Corp. 3.400%, 4/1/30	515,000	594,789
1.500%, 2/15/31	1,270,000	1,254,872
Diamond Sports Group LLC 5.375%, 8/15/26§	90,000	73,125
DISH DBS Corp. 5.875%, 11/15/24	135,000	141,115
GCI LLC 4.750%, 10/15/28§	150,000	160,369
Gray Television, Inc. 7.000%, 5/15/27§	215,000	235,425
iHeartCommunications, Inc. 8.375%, 5/1/27	30,000	32,024
Interpublic Group of Cos., Inc. (The) 4.650%, 10/1/28	520,000	628,113
Nexstar Broadcasting, Inc. 5.625%, 7/15/27§	85,000	91,481
Radiate Holdco LLC 4.500%, 9/15/26§	125,000	128,750
Scripps Escrow II, Inc. 3.875%, 1/15/29§	75,000	77,797
Scripps Escrow, Inc. 5.875%, 7/15/27§	110,000	114,917
Sirius XM Radio, Inc. 4.125%, 7/1/30§	235,000	249,541

		5,101,465

Wireless Telecommunication Services (0.2%)
Digicel Group 0.5 Ltd. 8.000%, 4/1/25 PIK§	26,168	13,228
Gogo Intermediate Holdings LLC 9.875%, 5/1/24§	130,000	139,196
T-Mobile USA, Inc. 3.750%, 4/15/27§	150,000	170,220
2.050%, 2/15/28§	410,000	426,466
2.550%, 2/15/31§	500,000	523,785

		1,272,895

Total Communication Services		13,677,236

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Consumer Discretionary (1.6%)
Auto Components (0.1%)
Allison Transmission, Inc. 3.750%, 1/30/31§	$125,000	$127,656
Clarios Global LP 6.250%, 5/15/26§	140,000	150,150
Dana, Inc. 5.625%, 6/15/28	250,000	269,688
Icahn Enterprises LP 6.250%, 5/15/26	180,000	190,800
5.250%, 5/15/27	150,000	161,625

		899,919

Automobiles (0.0%)
Ford Motor Co. 9.000%, 4/22/25	120,000	147,121

Distributors (0.0%)
Performance Food Group, Inc. 5.500%, 10/15/27§	140,000	148,050

Hotels, Restaurants & Leisure (0.6%)
Bally’s Corp. 6.750%, 6/1/27§	230,000	246,675
Boyd Gaming Corp. 4.750%, 12/1/27	260,000	270,075
Caesars Entertainment, Inc. 6.250%, 7/1/25§	175,000	185,937
Caesars Resort Collection LLC 5.250%, 10/15/25§	140,000	141,483
Carnival Corp. 11.500%, 4/1/23§	55,000	63,620
Cedar Fair LP 5.250%, 7/15/29	130,000	133,574
Golden Nugget, Inc. 6.750%, 10/15/24§	210,000	208,492
Hilton Domestic Operating Co., Inc. 5.375%, 5/1/25§	30,000	31,800
5.750%, 5/1/28§	35,000	38,194
IRB Holding Corp. 7.000%, 6/15/25§	105,000	114,712
6.750%, 2/15/26§	165,000	170,775
McDonald’s Corp. 3.600%, 7/1/30	525,000	617,462
MGM Resorts International 6.750%, 5/1/25	235,000	254,364
Scientific Games International, Inc. 7.250%, 11/15/29§	135,000	148,162
Six Flags Theme Parks, Inc. 7.000%, 7/1/25§	325,000	352,625
Viking Cruises Ltd. 13.000%, 5/15/25§	60,000	72,018
5.875%, 9/15/27§	310,000	303,022
Wyndham Hotels & Resorts, Inc. 4.375%, 8/15/28§	125,000	129,725
Yum! Brands, Inc. 3.625%, 3/15/31	235,000	237,938

		3,720,653

Household Durables (0.1%)
Mattamy Group Corp. 4.625%, 3/1/30§	180,000	192,148
Tempur Sealy International, Inc. 5.500%, 6/15/26	184,000	190,624

		382,772

Internet & Direct Marketing Retail (0.2%)
Expedia Group, Inc. 3.250%, 2/15/30	625,000	649,519
JD.com, Inc. 3.375%, 1/14/30	600,000	651,045

		1,300,564

Multiline Retail (0.3%)
Dollar Tree, Inc. 4.000%, 5/15/25	1,115,000	1,255,872
Falabella SA 3.750%, 4/30/23 (m)	400,000	420,250

		1,676,122

Specialty Retail (0.2%)
Asbury Automotive Group, Inc. 4.500%, 3/1/28	21,000	21,912
4.750%, 3/1/30	22,000	23,513
Group 1 Automotive, Inc. 4.000%, 8/15/28§	45,000	46,385
Home Depot, Inc. (The) 3.900%, 6/15/47	460,000	580,772
PetSmart, Inc. 7.125%, 3/15/23§	120,000	119,700
5.875%, 6/1/25§	56,000	57,400
Staples, Inc. 7.500%, 4/15/26§	170,000	176,781

		1,026,463

Textiles, Apparel & Luxury Goods (0.1%)
William Carter Co. (The) 5.500%, 5/15/25§	320,000	339,235

Total Consumer Discretionary		9,640,899

Consumer Staples (1.0%)
Beverages (0.4%)
Anheuser-Busch Cos. LLC 4.900%, 2/1/46	465,000	605,744
Constellation Brands, Inc. 3.150%, 8/1/29	1,050,000	1,169,046
Embotelladora Andina SA 5.000%, 10/1/23 (m)	413,000	456,236
Primo Water Holdings, Inc. 5.500%, 4/1/25§	175,000	180,688

		2,411,714

Food & Staples Retailing (0.1%)
Albertsons Cos., Inc. 3.500%, 3/15/29§	125,000	126,484
Sysco Corp. 5.950%, 4/1/30	540,000	708,548
US Foods, Inc. 6.250%, 4/15/25§	25,000	26,719

		861,751

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Food Products (0.3%)
B&G Foods, Inc. 5.250%, 4/1/25	$90,000	$92,700
5.250%, 9/15/27	70,000	74,095
JBS USA LUX SA 5.750%, 6/15/25§	20,000	20,635
6.750%, 2/15/28§	150,000	167,859
Kraft Heinz Foods Co. 5.000%, 7/15/35	65,000	77,991
5.200%, 7/15/45	180,000	212,038
Pilgrim’s Pride Corp. 5.875%, 9/30/27§	140,000	151,845
Post Holdings, Inc. 4.625%, 4/15/30§	160,000	167,914
Smithfield Foods, Inc. 4.250%, 2/1/27§	990,000	1,100,032

		2,065,109

Household Products (0.1%)
Energizer Holdings, Inc. 4.750%, 6/15/28§	185,000	193,787
Kronos Acquisition Holdings, Inc. 9.000%, 8/15/23§	150,000	153,375
5.000%, 12/31/26§	50,000	52,161
7.000%, 12/31/27§	55,000	57,586

		456,909

Tobacco (0.1%)
Altria Group, Inc. 4.450%, 5/6/50	480,000	565,382

Total Consumer Staples		6,360,865

Energy (3.2%)
Energy Equipment & Services (0.2%)
Delek & Avner Tamar Bond Ltd. 5.082%, 12/30/23§	100,000	103,750
5.412%, 12/30/25§	160,000	164,800
Schlumberger Investment SA 2.650%, 6/26/30	250,000	266,057
Transocean Poseidon Ltd. 6.875%, 2/1/27§	210,000	190,050
Transocean, Inc. 11.500%, 1/30/27§	52,000	37,570
USA Compression Partners LP 6.875%, 9/1/27	265,000	283,219

		1,045,446

Oil, Gas & Consumable Fuels (3.0%)
Antero Midstream Partners LP 5.750%, 3/1/27§	64,000	62,720
Apache Corp. 4.625%, 11/15/25	70,000	73,739
4.375%, 10/15/28	100,000	103,750
APT Pipelines Ltd. 4.250%, 7/15/27§	500,000	568,023
Canacol Energy Ltd. 7.250%, 5/3/25§	300,000	321,281
7.250%, 5/3/25 (m)	250,000	267,735
Cenovus Energy, Inc. 5.375%, 7/15/25	115,000	129,665
Cheniere Energy Partners LP 5.250%, 10/1/25	75,000	76,969
5.625%, 10/1/26	150,000	156,187
CNPC Global Capital Ltd. 1.125%, 6/23/23 (m)	550,000	550,026
Cosan Overseas Ltd. 8.250%, 2/5/21 (m) (y)	300,000	306,844
Empresa Electrica Cochrane SpA 5.500%, 5/14/27 (m)	180,560	190,378
Energy Transfer Operating LP 2.900%, 5/15/25	145,000	152,995
4.750%, 1/15/26	385,000	432,980
EQM Midstream Partners LP 6.500%, 7/1/27§	190,000	213,672
EQT Corp. 7.875%, 2/1/25 (e)	105,000	119,569
Exxon Mobil Corp. 2.610%, 10/15/30	195,000	212,373
4.227%, 3/19/40	125,000	155,056
Fermaca Enterprises S de RL de CV 6.375%, 3/30/38 (m)	254,202	292,808
Geopark Ltd. 6.500%, 9/21/24 (m)	800,000	828,750
GNL Quintero SA 4.634%, 7/31/29 (m)	500,000	554,531
Gran Tierra Energy International Holdings Ltd. 6.250%, 2/15/25 (m)	800,000	544,008
Hess Midstream Operations LP 5.125%, 6/15/28§	160,000	166,800
Hilcorp Energy I LP 6.250%, 11/1/28§	125,000	127,500
Indian Oil Corp. Ltd. 5.625%, 8/2/21 (m)	200,000	204,812
5.750%, 8/1/23 (m)	700,000	767,594
Indigo Natural Resources LLC 6.875%, 2/15/26§	55,000	56,444
Kinder Morgan Energy Partners LP 6.950%, 1/15/38	470,000	644,573
Marathon Petroleum Corp. 5.125%, 12/15/26	540,000	641,524
Medco Bell Pte. Ltd. 6.375%, 1/30/27§	200,000	203,875
MEG Energy Corp. 7.125%, 2/1/27§	205,000	211,150
NuStar Logistics LP 6.375%, 10/1/30	150,000	169,920
Occidental Petroleum Corp. 8.000%, 7/15/25	80,000	90,800
3.500%, 8/15/29	120,000	109,820
6.625%, 9/1/30	100,000	108,375
6.125%, 1/1/31	165,000	176,583
ONGC Videsh Ltd. 3.750%, 5/7/23 (m)	700,000	733,031
ONGC Videsh Vankorneft Pte. Ltd. 2.875%, 1/27/22 (m)	200,000	202,688
Parkland Corp. 5.875%, 7/15/27§	230,000	248,395
Parsley Energy LLC 5.625%, 10/15/27§	90,000	98,325
Peabody Energy Corp. 6.000%, 3/31/22§	100,000	73,625
Pertamina Persero PT 4.300%, 5/20/23 (m)	700,000	750,094

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Peru LNG Srl 5.375%, 3/22/30 (m)(x)	$550,000	$483,313
Pioneer Natural Resources Co. 1.900%, 8/15/30	630,000	624,162
PTTEP Treasury Center Co. Ltd. 2.587%, 6/10/27§	200,000	209,125
QEP Resources, Inc. 5.625%, 3/1/26	135,000	147,865
Rattler Midstream LP 5.625%, 7/15/25§	95,000	100,344
Reliance Industries Ltd. 5.400%, 2/14/22 (m)	1,100,000	1,151,563
Sabine Pass Liquefaction LLC 5.000%, 3/15/27	515,000	607,524
Saudi Arabian Oil Co. 1.625%, 11/24/25 (x)§	200,000	204,000
Sinopec Group Overseas Development 2018 Ltd. 2.700%, 5/13/30§	250,000	259,297
Sunoco LP 5.500%, 2/15/26	105,000	107,756
6.000%, 4/15/27	90,000	95,672
4.500%, 5/15/29§	65,000	67,519
Targa Resources Partners LP 5.500%, 3/1/30	180,000	193,725
Total Capital International SA 3.386%, 6/29/60	570,000	642,223
TransCanada PipeLines Ltd. 4.250%, 5/15/28	500,000	587,323
UEP Penonome II SA 6.500%, 10/1/38§	450,000	468,796
Western Midstream Operating LP 4.100%, 2/1/25 (e)	130,000	133,250
WPX Energy, Inc. 5.875%, 6/15/28	100,000	108,757
4.500%, 1/15/30	105,000	110,775

		18,402,976

Total Energy		19,448,422

Financials (5.2%)
Banks (2.5%)
Banco BBVA Peru SA 5.000%, 8/26/22 (m)	100,000	106,594
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.75%), 5.250%, 9/22/29 (k)(m)	100,000	109,375
Banco Bilbao Vizcaya Argentaria Colombia SA 4.875%, 4/21/25 (m)	600,000	650,250
Banco BTG Pactual SA 5.500%, 1/31/23 (m)	400,000	429,040
Banco Continental SAECA 2.750%, 12/10/25 (x)§	250,000	248,750
Banco de Reservas de la Republica Dominicana 7.000%, 2/1/23§	200,000	208,312
7.000%, 2/1/23 (m)	200,000	208,313
Banco Internacional del Peru SAA Interbank
(ICE LIBOR USD 3 Month + (5.76%), 6.625%, 3/19/29 (k)(m)	100,000	111,250
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.71%), 4.000%, 7/8/30 (k)(m)	400,000	413,125
Banco Nacional de Panama 2.500%, 8/11/30§	200,000	200,000
Bancolombia SA 3.000%, 1/29/25	600,000	624,000
Bank of America Corp.
(ICE LIBOR USD 3 Month + 1.21%), 3.974%, 2/7/30 (k)	580,000	680,318
Bank of Montreal
(USD Swap Semi 5 Year + 1.43%), 3.803%, 12/15/32 (k)	525,000	592,732
Bank of Nova Scotia (The) 1.625%, 5/1/23	225,000	231,334
3.400%, 2/11/24	950,000	1,033,433
BDO Unibank, Inc. 2.625%, 10/24/21 (m)	150,000	151,665
2.950%, 3/6/23 (m)	1,250,000	1,298,047
CIMB Bank Bhd.
(ICE LIBOR USD 3 Month + 0.78%), 1.010%, 10/9/24 (k)(m)	400,000	398,625
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 1.10%), 1.322%, 5/17/24 (k)	1,175,000	1,189,256
Commonwealth Bank of Australia 3.900%, 7/12/47§	468,000	586,538
DBS Group Holdings Ltd.
(ICE LIBOR USD 3 Month + 0.62%), 0.835%, 7/25/22 (k)(m)	960,000	958,397
(USD ICE Swap Rate 5 Year + 1.59%), 4.520%, 12/11/28 (k)(m)	200,000	217,870
Gilex Holding SARL 8.500%, 5/2/23§	150,000	156,564
8.500%, 5/2/23 (m)	200,000	208,752
Global Bank Corp.
(ICE LIBOR USD 3 Month + 3.30%), 5.250%, 4/16/29 (k)§	300,000	328,781
Industrial Senior Trust 5.500%, 11/1/22 (m)	100,000	105,500
Mitsubishi UFJ Financial Group, Inc.
(ICE LIBOR USD 3 Month + 0.74%), 0.968%, 3/2/23 (k)	1,125,000	1,130,680
Multibank, Inc. 4.375%, 11/9/22 (m)	300,000	309,375
Oversea-Chinese Banking Corp. Ltd.
(ICE LIBOR USD 3 Month + 0.45%), 0.672%, 5/17/21 (k)(m)	200,000	200,178
4.250%, 6/19/24 (m)	200,000	218,875
Santander Holdings USA, Inc. 3.400%, 1/18/23	1,050,000	1,101,698

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Union Bank of the Philippines 3.369%, 11/29/22 (m)	$500,000	$521,875

		14,929,502

Capital Markets (0.5%)
Goldman Sachs Group, Inc. (The) 3.625%, 2/20/24	1,045,000	1,140,630
Israel Electric Corp. Ltd.
Series 6 5.000%, 11/12/24 (m)	500,000	564,375
SURA Asset Management SA 4.875%, 4/17/24 (m)	200,000	220,000
Temasek Financial I Ltd. 1.000%, 10/6/30§	1,200,000	1,169,481

		3,094,486

Consumer Finance (1.5%)
American Express Co. 3.400%, 2/22/24	1,050,000	1,142,674
Avolon Holdings Funding Ltd. 3.250%, 2/15/27§	1,090,000	1,111,468
Capital One Financial Corp.
(ICE LIBOR USD 3 Month + 0.72%), 0.934%, 1/30/23 (k)	1,340,000	1,345,932
Credito Real SAB de CV SOFOM ER 9.500%, 2/7/26§	300,000	325,969
Discover Financial Services 4.100%, 2/9/27	770,000	885,899
Ford Motor Credit Co. LLC 4.389%, 1/8/26	200,000	209,500
General Motors Financial Co., Inc.
(ICE LIBOR USD 3 Month + 0.99%), 1.224%, 1/5/23 (k)	1,005,000	1,007,462
John Deere Capital Corp. 3.450%, 1/10/24	600,000	655,137
Mexarrend SAPI de CV 10.250%, 7/24/24§	300,000	271,500
Navient Corp. 5.000%, 3/15/27	85,000	86,062
OneMain Finance Corp. 6.625%, 1/15/28	130,000	154,700
Synchrony Financial 3.950%, 12/1/27	555,000	622,787
Unifin Financiera SAB de CV 7.375%, 2/12/26 (m)	1,100,000	1,050,844

		8,869,934

Diversified Financial Services (0.3%)
CK Hutchison International 17 II Ltd. 2.750%, 3/29/23 (m)	400,000	417,000
Interoceanica IV Finance Ltd.
(Zero Coupon), 11/30/25 (m)	229,015	210,265
Operadora de Servicios Mega SA de CV Sofom ER 8.250%, 2/11/25§	350,000	363,781
Petronas Capital Ltd. 3.500%, 4/21/30§	200,000	230,453
SPARC EM SPC Panama Metro Line 2 SP
(Zero Coupon), 12/5/22§	336,064	328,713
(Zero Coupon), 12/5/22 (m)	168,032	164,356
Verscend Escrow Corp. 9.750%, 8/15/26§	220,000	239,800

		1,954,368

Insurance (0.4%)
Alliant Holdings Intermediate LLC 6.750%, 10/15/27§	105,000	112,350
Athene Global Funding 3.000%, 7/1/22§	553,000	572,056
Berkshire Hathaway Finance Corp. 2.850%, 10/15/50	355,000	376,060
GTCR AP Finance, Inc. 8.000%, 5/15/27§	135,000	146,603
NFP Corp. 6.875%, 8/15/28§	115,000	122,783
Prudential Financial, Inc. 3.905%, 12/7/47	500,000	597,875
Willis North America, Inc. 4.500%, 9/15/28	490,000	586,205

		2,513,932

Thrifts & Mortgage Finance (0.0%)
Nationstar Mortgage Holdings, Inc. 5.500%, 8/15/28§	135,000	142,760
PennyMac Financial Services, Inc. 5.375%, 10/15/25§	125,000	131,875

		274,635

Total Financials		31,636,857

Health Care (1.8%)
Biotechnology (0.2%)
AbbVie, Inc. 4.700%, 5/14/45	971,000	1,267,282

Health Care Equipment & Supplies (0.0%)
Ortho-Clinical Diagnostics, Inc. 7.250%, 2/1/28§	115,000	121,325

Health Care Providers & Services (1.2%)
Anthem, Inc. 2.375%, 1/15/25	630,000	670,572
Centene Corp. 5.375%, 8/15/26§	145,000	152,974
3.000%, 10/15/30	105,000	111,290
Cigna Corp.
(ICE LIBOR USD 3 Month + 0.89%), 1.127%, 7/15/23 (k)	875,000	883,685
4.900%, 12/15/48	935,000	1,270,774
Community Health Systems, Inc. 6.000%, 1/15/29§	70,000	75,356
CVS Health Corp. 5.050%, 3/25/48	745,000	1,003,060
HCA, Inc. 5.375%, 9/1/26	305,000	350,567
4.125%, 6/15/29	525,000	607,362
Legacy LifePoint Health LLC 6.750%, 4/15/25§	95,000	101,893
4.375%, 2/15/27§	120,000	120,825
Radiology Partners, Inc. 9.250%, 2/1/28§	140,000	156,975
RP Escrow Issuer LLC 5.250%, 12/15/25§	205,000	213,725
Select Medical Corp. 6.250%, 8/15/26§	500,000	537,500
Tenet Healthcare Corp. 5.125%, 11/1/27§	175,000	185,281

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
6.125%, 10/1/28§	$240,000	$250,075
West Street Merger Sub, Inc. 6.375%, 9/1/25§	250,000	256,250

		6,948,164

Pharmaceuticals (0.4%)
Bausch Health Cos., Inc. 6.250%, 2/15/29§	305,000	331,306
Eli Lilly and Co. 3.950%, 3/15/49	1,005,000	1,314,971
Royalty Pharma plc 3.300%, 9/2/40§	605,000	631,655

		2,277,932

Total Health Care		10,614,703

Industrials (2.3%)
Aerospace & Defense (0.4%)
Boeing Co. (The) 2.950%, 2/1/30	625,000	646,235
Bombardier, Inc. 6.000%, 10/15/22§	120,000	117,600
Lockheed Martin Corp. 4.700%, 5/15/46	940,000	1,311,273
TransDigm, Inc. 8.000%, 12/15/25§	30,000	33,069
6.250%, 3/15/26§	190,000	202,350
6.375%, 6/15/26	85,000	88,072
5.500%, 11/15/27	115,000	120,641
Triumph Group, Inc. 7.750%, 8/15/25	85,000	77,669

		2,596,909

Airlines (0.2%)
Delta Air Lines, Inc. 4.750%, 10/20/28§	75,000	81,641
Latam Finance Ltd. 6.875%, 4/11/24 (m)	400,000	201,000
7.000%, 3/1/26 (h)§	300,000	149,812
7.000%, 3/1/26 (h)(m)	500,000	249,688
Mileage Plus Holdings LLC 6.500%, 6/20/27§	170,000	183,619

		865,760

Building Products (0.2%)
Builders FirstSource, Inc. 6.750%, 6/1/27§	195,000	211,519
5.000%, 3/1/30§	120,000	129,674
Griffon Corp. 5.750%, 3/1/28	280,000	295,750
Owens Corning 4.400%, 1/30/48	540,000	649,292

		1,286,235

Commercial Services & Supplies (0.4%)
Allied Universal Holdco LLC 6.625%, 7/15/26§	115,000	122,337
9.750%, 7/15/27§	220,000	238,700
Clean Harbors, Inc. 4.875%, 7/15/27§	180,000	187,954
Garda World Security Corp. 8.750%, 5/15/25§	140,000	145,600
GFL Environmental, Inc. 3.750%, 8/1/25§	165,000	169,125
4.000%, 8/1/28§	255,000	255,319
3.500%, 9/1/28§	280,000	284,375
KAR Auction Services, Inc. 5.125%, 6/1/25§	180,000	185,225
NongHyup Bank 1.250%, 7/20/25§	400,000	406,806
Prime Security Services Borrower LLC 3.375%, 8/31/27§	185,000	183,844

		2,179,285

Construction & Engineering (0.0%)
Pike Corp. 5.500%, 9/1/28§	150,000	157,313

Industrial Conglomerates (0.2%)
Roper Technologies, Inc. 1.750%, 2/15/31	1,285,000	1,273,777

Machinery (0.0%)
Colfax Corp. 6.375%, 2/15/26§	160,000	170,800

Professional Services (0.0%)
Dun & Bradstreet Corp. (The) 6.875%, 8/15/26§	75,000	80,625
Jaguar Holding Co. II 5.000%, 6/15/28§	85,000	91,023

		171,648

Road & Rail (0.4%)
Burlington Northern Santa Fe LLC 3.050%, 2/15/51	220,000	249,720
CSX Corp. 3.800%, 11/1/46	560,000	663,791
Fideicomiso PA Pacifico Tres 8.250%, 1/15/35 (m)	200,000	241,375
Kenan Advantage Group, Inc. (The) 7.875%, 7/31/23§	25,000	24,937
Penske Truck Leasing Co. LP 4.200%, 4/1/27§	515,000	587,758
Uber Technologies, Inc. 7.500%, 9/15/27§	105,000	115,763
Union Pacific Corp. 3.700%, 3/1/29	500,000	582,193

		2,465,537

Trading Companies & Distributors (0.2%)
Air Lease Corp. 3.250%, 3/1/25	570,000	606,833
Beacon Roofing Supply, Inc. 4.875%, 11/1/25§	210,000	214,725
United Rentals North America, Inc. 5.250%, 1/15/30	135,000	150,694

		972,252

Transportation Infrastructure (0.3%)
Adani International Container Terminal Pvt Ltd. 3.000%, 2/16/31§	300,000	301,125

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Adani Ports & Special Economic Zone Ltd. 3.950%, 1/19/22 (m)	$200,000	$204,500
4.000%, 7/30/27§	250,000	265,937
PSA Treasury Pte. Ltd. 2.125%, 9/5/29 (m)	400,000	418,780
Sydney Airport Finance Co. Pty. Ltd. 3.375%, 4/30/25§	225,000	241,922
3.625%, 4/28/26§	225,000	248,372

		1,680,636

Total Industrials		13,820,152

Information Technology (0.7%)
Communications Equipment (0.0%)
Avaya, Inc. 6.125%, 9/15/28§	135,000	144,046

IT Services (0.1%)
GTT Communications, Inc. 7.875%, 12/31/24§	85,000	34,000
Tempo Acquisition LLC 6.750%, 6/1/25§	290,000	299,005

		333,005

Semiconductors & Semiconductor Equipment (0.2%)
NXP BV 3.875%, 6/18/26§	1,105,000	1,262,816

Software (0.1%)
BY Crown Parent LLC 4.250%, 1/31/26§	85,000	87,338
Oracle Corp. 3.600%, 4/1/50	555,000	645,068

		732,406

Technology Hardware, Storage & Peripherals (0.3%)
Apple, Inc. 4.650%, 2/23/46	780,000	1,107,491
2.950%, 9/11/49	100,000	111,889
NetApp, Inc. 1.875%, 6/22/25	555,000	580,072

		1,799,452

Total Information Technology		4,271,725

Materials (1.5%)
Chemicals (0.5%)
Braskem Idesa SAPI 7.450%, 11/15/29§	400,000	371,625
Gates Global LLC 6.250%, 1/15/26§	100,000	105,375
Ingevity Corp. 3.875%, 11/1/28§	165,000	165,412
MEGlobal Canada ULC 5.000%, 5/18/25§	400,000	449,000
Nutrien Ltd. 4.200%, 4/1/29	485,000	585,322
Orbia Advance Corp. SAB de CV 4.875%, 9/19/22 (m)	700,000	742,438
Syngenta Finance NV 5.676%, 4/24/48 (m)(x)	600,000	622,656

		3,041,828

Construction Materials (0.1%)
Inversiones CMPC SA 4.500%, 4/25/22 (m)	500,000	519,687
Tecnoglass, Inc. 8.200%, 1/31/22 (m)	200,000	208,750

		728,437

Containers & Packaging (0.3%)
Berry Global, Inc. 5.625%, 7/15/27§	190,000	203,953
Flex Acquisition Co., Inc. 6.875%, 1/15/25§	165,000	167,475
Packaging Corp. of America 3.000%, 12/15/29	515,000	569,861
Silgan Holdings, Inc. 4.125%, 2/1/28	195,000	202,312
Westrock Co. 3.750%, 3/15/25	565,000	629,450

		1,773,051

Metals & Mining (0.6%)
Arconic Corp. 6.125%, 2/15/28§	170,000	182,963
CSN Inova Ventures 6.750%, 1/28/28§	200,000	217,313
CSN Islands XII Corp. 7.000%, 3/23/21 (m)(y)	400,000	393,870
CSN Resources SA 7.625%, 4/17/26§	200,000	215,000
Freeport-McMoRan, Inc. 4.625%, 8/1/30	200,000	220,460
Novelis Corp. 4.750%, 1/30/30§	70,000	75,284
POSCO 2.375%, 11/12/22 (m)	400,000	412,137
2.375%, 1/17/23 (m)	400,000	412,656
2.750%, 7/15/24 (m)	400,000	421,625
SunCoke Energy Partners LP 7.500%, 6/15/25§	160,000	158,280
Vedanta Resources Finance II plc 9.250%, 4/23/26§	200,000	148,000
Vedanta Resources Ltd. 6.125%, 8/9/24 (m)	1,200,000	854,625

		3,712,213

Total Materials		9,255,529

Real Estate (1.0%)
Equity Real Estate Investment Trusts (REITs) (1.0%)
Alexandria Real Estate Equities, Inc. (REIT) 4.000%, 1/15/24	1,005,000	1,106,372
American Tower Corp. (REIT) 3.375%, 10/15/26	700,000	785,824
3.950%, 3/15/29	525,000	612,999
Crown Castle International Corp. (REIT) 3.700%, 6/15/26	300,000	337,768
3.650%, 9/1/27	594,000	669,697

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
3.800%, 2/15/28	$85,000	$96,984
3.300%, 7/1/30	375,000	420,637
Digital Realty Trust LP (REIT) 3.700%, 8/15/27	750,000	860,631
Equinix, Inc. (REIT) 2.150%, 7/15/30	750,000	761,258
ESH Hospitality, Inc. (REIT) 5.250%, 5/1/25§	120,000	123,000
Iron Mountain, Inc. (REIT) 4.500%, 2/15/31§	100,000	104,250
MGM Growth Properties Operating Partnership LP (REIT) 5.750%, 2/1/27	170,000	190,400
VICI Properties LP (REIT) 3.750%, 2/15/27§	20,000	20,450
4.125%, 8/15/30§	105,000	110,841

		6,201,111

Real Estate Management & Development (0.0%)
Realogy Group LLC 7.625%, 6/15/25§	105,000	113,794

Total Real Estate		6,314,905

Utilities (3.7%)
Electric Utilities (2.6%)
AES Andres BV 7.950%, 5/11/26 (m)	700,000	731,500
AES Argentina Generacion SA 7.750%, 2/2/24 (m)	150,000	123,563
AES Panama Generation Holdings SRL 4.375%, 5/31/30§	350,000	377,891
Duke Energy Corp. 3.150%, 8/15/27	300,000	335,175
Duquesne Light Holdings, Inc. 3.616%, 8/1/27§	345,000	383,195
Empresa Electrica Guacolda SA 4.560%, 4/30/25 (m)	500,000	449,531
Eversource Energy
Series R 1.650%, 8/15/30	705,000	700,753
Exelon Corp. 4.050%, 4/15/30	500,000	591,150
Georgia Power Co.
Series A 2.200%, 9/15/24	660,000	695,298
Inkia Energy Ltd. 5.875%, 11/9/27 (m)	200,000	215,125
ITC Holdings Corp. 3.250%, 6/30/26	600,000	666,687
Korea East-West Power Co. Ltd. 1.750%, 5/6/25§	200,000	207,750
Korea Electric Power Corp. 1.125%, 6/15/25§	300,000	304,125
LLPL Capital Pte. Ltd. 6.875%, 2/4/39§	375,600	443,912
Metropolitan Edison Co. 4.000%, 4/15/25§	500,000	545,034
Minejesa Capital BV 4.625%, 8/10/30 (m)	600,000	645,750
5.625%, 8/10/37 (m)	500,000	548,438
Monongahela Power Co. 5.400%, 12/15/43§	630,000	853,664
NextEra Energy Capital Holdings, Inc. 2.250%, 6/1/30	1,095,000	1,144,141
NRG Energy, Inc. 2.000%, 12/2/25§	380,000	391,400
3.625%, 2/15/31§	270,000	277,776
Pacific Gas and Electric Co. 2.500%, 2/1/31	625,000	625,091
Pampa Energia SA 7.500%, 1/24/27 (m)	550,000	482,797
9.125%, 4/15/29§	150,000	132,093
9.125%, 4/15/29 (m)	150,000	132,094
PG&E Corp. 5.000%, 7/1/28	70,000	74,375
Southern Co. (The)
Series A 3.700%, 4/30/30	500,000	573,837
State Grid Overseas Investment 2013 Ltd. 3.125%, 5/22/23 (m)	800,000	842,500
State Grid Overseas Investment 2016 Ltd. 3.750%, 5/2/23 (m)	200,000	213,062
1.000%, 8/5/25 (m)	200,000	198,070
TNB Global Ventures Capital Bhd. 3.244%, 10/19/26 (m)	200,000	217,437
Transelec SA 3.875%, 1/12/29 (m)	500,000	564,375
Virginia Electric and Power Co.
Series A 3.500%, 3/15/27	300,000	340,060
Xcel Energy, Inc. 3.300%, 6/1/25	750,000	823,240

		15,850,889

Gas Utilities (0.2%)
Brooklyn Union Gas Co. (The) 4.487%, 3/4/49§	450,000	596,945
East Ohio Gas Co. (The) 3.000%, 6/15/50§	575,000	617,199
ENN Energy Holdings Ltd. 3.250%, 7/24/22 (m)	200,000	204,938

		1,419,082

Independent Power and Renewable Electricity Producers (0.4%)
AES Gener SA 5.000%, 7/14/25 (m)	1,300,000	1,339,000
Calpine Corp. 5.125%, 3/15/28§	130,000	136,474
4.625%, 2/1/29§	105,000	107,625
Emirates Semb Corp. Water & Power Co. PJSC 4.450%, 8/1/35§	500,000	582,500
Empresa Electrica Angamos SA 4.875%, 5/25/29 (m)	295,600	294,676

		2,460,275

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Multi-Utilities (0.4%)
Ameren Corp. 3.650%, 2/15/26	$550,000	$619,762
Dominion Energy, Inc.
Series C 3.375%, 4/1/30	300,000	341,235
DTE Energy Co. 2.850%, 10/1/26	300,000	329,026
2.950%, 3/1/30	300,000	326,769
NiSource, Inc. 3.490%, 5/15/27	500,000	562,619

		2,179,411

Water Utilities (0.1%)
Essential Utilities, Inc. 2.704%, 4/15/30	605,000	655,731

Total Utilities		22,565,388

Total Corporate Bonds		147,606,681

Foreign Government Securities (2.0%)
Banco Latinoamericano de Comercio Exterior SA 2.375%, 9/14/25§	1,000,000	1,022,500
Dominican Republic Government Bond 4.875%, 9/23/32§	1,300,000	1,432,844
Export Import Bank of Thailand
(ICE LIBOR USD 3 Month + 0.90%), 1.124%, 11/20/23 (k)(m)	200,000	200,589
(ICE LIBOR USD 3 Month + 0.85%), 1.063%, 5/23/24 (k)(m)	400,000	400,020
Federative Republic of Brazil 2.875%, 6/6/25	1,000,000	1,042,000
Kingdom of Saudi Arabia 2.375%, 10/26/21 (m)	700,000	710,500
2.875%, 3/4/23 (m)	200,000	208,750
2.900%, 10/22/25§	600,000	646,500
Malaysia Sovereign Sukuk Bhd. 3.043%, 4/22/25 (m)	800,000	874,000
Perusahaan Penerbit SBSN Indonesia III 3.750%, 3/1/23 (m)	600,000	639,563
4.150%, 3/29/27 (m)	200,000	229,312
Republic of Indonesia 4.875%, 5/5/21 (m)	500,000	507,969
3.375%, 4/15/23 (m)	200,000	212,062
Republic of Panama 4.000%, 9/22/24	500,000	552,344
Republic of Peru 2.392%, 1/23/26	200,000	212,800
2.783%, 1/23/31	800,000	877,200
Republic of Philippines 2.457%, 5/5/30	300,000	322,500
1.648%, 6/10/31	700,000	705,250
State of Qatar 3.875%, 4/23/23 (m)	300,000	322,125
3.375%, 3/14/24 (m)	600,000	648,563
United Arab Emirates Government Bond 0.750%, 9/2/23§	200,000	200,250
2.500%, 4/16/25§	200,000	213,750
3.125%, 4/16/30§	200,000	225,875

Total Foreign Government Securities		12,407,266

Mortgage-Backed Securities (11.5%)
FHLMC 2.500%, 1/1/43	435,604	462,797
3.000%, 7/1/45	415,971	440,143
3.000%, 8/1/45	644,136	681,366
3.000%, 4/1/47	1,720,904	1,812,841
4.000%, 4/1/47	1,175,316	1,269,862
4.000%, 10/1/48	639,771	683,188
FHLMC UMBS 3.000%, 8/1/34	1,888,835	2,012,106
1.500%, 9/1/35	5,353,316	5,512,417
2.000%, 9/1/40	5,278,641	5,491,073
3.000%, 4/1/47	1,843,758	1,948,738
2.000%, 8/1/50	4,803,606	4,993,919
FNMA 2.140%, 10/1/29	3,800,000	4,084,399
2.260%, 1/1/30	3,000,000	3,269,514
3.000%, 4/1/45	346,104	359,645
3.000%, 10/1/46	738,643	764,773
2.225%, 12/1/50	6,800,000	6,615,916
FNMA UMBS 2.000%, 9/1/35	2,651,092	2,772,048
2.000%, 10/1/40	5,325,050	5,539,350
3.000%, 3/1/43	2,080,522	2,191,180
3.000%, 9/1/46	1,246,983	1,316,035
3.000%, 12/1/46	2,453,629	2,587,199
3.500%, 12/1/46	2,467,635	2,659,204
2.500%, 11/1/50	5,168,922	5,546,918
UMBS 2.500%, 11/1/50	6,337,110	6,677,751

Total Mortgage-Backed Securities		69,692,382

Municipal Bonds (0.1%)
Missouri Highways and Transportation Commission Third Lien State Road Bonds Consisting of Tax Exempt Third Lien State Road Bonds Series 2009C 5.063%, 5/1/24	110,000	125,228
State of California, Various Purposes, General Obligation Bonds, Series 2009 7.550%, 4/1/39	150,000	263,370

Total Municipal Bonds		388,598

U.S. Treasury Obligations (18.7%)
U.S. Treasury Bonds 4.750%, 2/15/37	3,500,000	5,332,835
1.125%, 8/15/40	6,490,000	6,146,173
2.750%, 11/15/42	500,000	619,264

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
2.750%, 11/15/47	$3,810,000	$4,784,285
1.625%, 11/15/50	5,420,000	5,399,466
U.S. Treasury Notes 0.125%, 6/30/22	6,060,000	6,060,832
0.250%, 11/15/23	770,000	772,078
2.125%, 9/30/24	5,690,000	6,090,750
2.250%, 10/31/24	5,640,000	6,071,798
2.750%, 2/28/25	3,470,000	3,824,996
3.000%, 9/30/25	5,560,000	6,256,428
0.375%, 11/30/25	11,920,000	11,936,824
2.625%, 1/31/26	915,000	1,018,982
2.250%, 3/31/26	4,670,000	5,120,351
1.625%, 10/31/26	5,560,000	5,928,879
0.500%, 6/30/27	6,680,000	6,651,021
0.500%, 10/31/27	880,000	872,974
2.250%, 11/15/27	5,680,000	6,306,227
0.625%, 11/30/27	16,570,000	16,565,824
0.875%, 11/15/30	7,845,000	7,818,520

Total U.S. Treasury Obligations		113,578,507

Total Long-Term Debt Securities (91.8%) (Cost $543,329,376)		556,857,996

	Number of Shares	Value (Note 1)
INVESTMENT COMPANY:
Fixed Income (0.8%)
DoubleLine Floating Rate Fund, Class I‡
Total Investment Company (0.8%) (Cost $5,321,469)	533,930	5,045,640

SHORT-TERM INVESTMENTS:
Investment Company (4.1%)
JPMorgan Prime Money Market Fund, IM Shares	24,917,449	24,929,907

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.2%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $200,003, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $204,000. (xx)	$200,000	200,000
Deutsche Bank Securities, Inc.,
0.05%, dated 12/31/20, due 1/4/21, repurchase price $1,217,699, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $1,242,046. (xx)	1,217,693	1,217,693

Total Repurchase Agreements		1,417,693

U.S. Treasury Obligations (2.2%)
U.S. Treasury Bills
0.09%, 3/25/21 (p)	12,540,000	12,537,412
0.10%, 5/6/21 (p)	490,000	489,834

Total U.S. Treasury Obligations		13,027,246

Total Short-Term Investments (6.5%) (Cost $39,376,179)		39,374,846

Total Investments in Securities (99.1%) (Cost $588,027,024)		601,278,482
Other Assets Less Liabilities (0.9%)		5,369,828

Net Assets (100%)		$606,648,310

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2020, the market value of these securities amounted to $152,849,790 or 25.2% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2020. Maturity date disclosed is the ultimate maturity date.
(h)

Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2020.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2020.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $37,639,497 or 6.2% of net assets.

(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $1,373,264. This was collateralized by cash of $1,417,693 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2020.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Glossary:
CLO	— Collateralized Loan Obligation
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
ICE	— Intercontinental Exchange
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
PIK	— Payment-in Kind Security
STRIPS	— Separate Trading of Registered Interest and
Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
UMBS	— Uniform Mortgage-Backed Securities
USD	— United States Dollar

Country Diversification As a Percentage of Total Net Assets
Argentina	0.1%
Australia	0.3
Belgium	0.1
Brazil	0.5
Canada	1.0
Cayman Islands	7.8
Chile	0.9
China	0.7
Colombia	0.6
Dominican Republic	0.4
France	0.1
Guatemala	0.0	#
India	0.8
Indonesia	0.7
Ireland	0.2
Israel	0.1
Jamaica	0.0	#
Japan	0.2
Kuwait	0.1
Malaysia	0.3
Mexico	0.6
Netherlands	0.2
Panama	0.6
Paraguay	0.0	#
Peru	0.4
Philippines	0.5
Qatar	0.3
Saudi Arabia	0.3
Singapore	0.6
South Korea	0.3
Switzerland	0.1
Thailand	0.1
United Arab Emirates	0.2
United Kingdom	0.1
United States	79.9
Cash and Other	0.9

	100.0%

#	Percent shown is less than 0.05%.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
INVESTMENT COMPANIES:
Fixed Income
DoubleLine Floating Rate Fund, Class I	533,930	7,843,500	—	(2,500,000)	(319,654)	21,794	5,045,640	242,054	—

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$79,437,387	$—	$79,437,387
Collateralized Mortgage Obligations	—	78,615,433	—	78,615,433
Commercial Mortgage-Backed Securities	—	55,121,710	—	55,121,710
Convertible Bonds
Communication Services	—	10,032	—	10,032
Corporate Bonds
Communication Services	—	13,677,236	—	13,677,236
Consumer Discretionary	—	9,640,899	—	9,640,899
Consumer Staples	—	6,360,865	—	6,360,865
Energy	—	19,448,422	—	19,448,422
Financials	—	31,636,857	—	31,636,857
Health Care	—	10,614,703	—	10,614,703
Industrials	—	13,820,152	—	13,820,152
Information Technology	—	4,271,725	—	4,271,725
Materials	—	9,255,529	—	9,255,529
Real Estate	—	6,314,905	—	6,314,905
Utilities	—	22,565,388	—	22,565,388
Foreign Government Securities	—	12,407,266	—	12,407,266
Investment Company	5,045,640	—	—	5,045,640
Mortgage-Backed Securities	—	69,692,382	—	69,692,382
Municipal Bonds	—	388,598	—	388,598
Short-Term Investments
Investment Company	24,929,907	—	—	24,929,907
Repurchase Agreements	—	1,417,693	—	1,417,693
U.S. Treasury Obligations	—	13,027,246	—	13,027,246
U.S. Treasury Obligations	—	113,578,507	—	113,578,507

Total Assets	$29,975,547	$571,302,935	$—	$601,278,482

Total Liabilities	$—	$—	$—	$—

Total	$29,975,547	$571,302,935	$—	$601,278,482

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$251,592,194
Long-term U.S. government debt securities	474,830,603

$726,422,797

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$144,810,735
Long-term U.S. government debt securities	470,376,553

$615,187,288

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$20,340,272
Aggregate gross unrealized depreciation	(7,220,394)

Net unrealized appreciation	$13,119,878

Federal income tax cost of investments in securities and derivative instruments, if applicable	$588,158,604

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $5,321,469)	$5,045,640
Unaffiliated Issuers (Cost $581,287,862)	594,815,149
Repurchase Agreements (Cost $1,417,693)	1,417,693
Cash	4,291,488
Dividends, interest and other receivables	2,996,529
Receivable for Portfolio shares sold	7,577
Securities lending income receivable	532
Other assets	2,371

Total assets	608,576,979

LIABILITIES
Payable for return of collateral on securities loaned	1,417,693
Investment management fees payable	272,250
Administrative fees payable	48,050
Payable for Portfolio shares redeemed	45,075
Distribution fees payable – Class IB	12,121
Trustees’ fees payable	2,067
Accrued expenses	131,413

Total liabilities	1,928,669

NET ASSETS	$606,648,310

Net assets were comprised of:
Paid in capital	$593,389,743
Total distributable earnings (loss)	13,258,567

Net assets	$606,648,310

Class IB
Net asset value, offering and redemption price per share, $57,986,739 / 5,622,363 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.31

Class K
Net asset value, offering and redemption price per share, $548,661,571 / 53,186,779 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.32

(x)	Includes value of securities on loan of $1,373,264.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Interest	$16,636,886
Dividends ($242,054 of dividend income received from affiliates)	388,757
Securities lending (net)	11,556

Total income	17,037,199

EXPENSES
Investment management fees	3,204,592
Administrative fees	508,786
Distribution fees – Class IB	129,640
Professional fees	90,431
Printing and mailing expenses	62,705
Custodian fees	34,700
Trustees’ fees	18,074
Miscellaneous	62,202

Gross expenses	4,111,130
Less: Waiver from investment manager	(304,313)

Net expenses	3,806,817

NET INVESTMENT INCOME (LOSS)	13,230,382

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($(319,654) realized gain (loss) from affiliates)	6,221,417
Net change in unrealized appreciation (depreciation) on investments in securities ($21,794 of change in unrealized appreciation (depreciation) from affiliates)	4,431,770

NET REALIZED AND UNREALIZED GAIN (LOSS)	10,653,187

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$23,883,569

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$13,230,382	$13,448,253
Net realized gain (loss)	6,221,417	1,372,277
Net change in unrealized appreciation (depreciation)	4,431,770	16,953,188

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	23,883,569	31,773,718

Distributions to shareholders:
Class IB	(1,357,228)	(1,329,328)
Class K	(14,342,019)	(12,755,558)

Total distributions to shareholders	(15,699,247)	(14,084,886)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,550,953 and 1,513,044 shares, respectively ]	15,877,894	15,323,912
Capital shares issued in reinvestment of dividends[ 131,915 and 131,245 shares, respectively ]	1,357,228	1,329,328
Capital shares repurchased [ (703,035) and (578,915) shares, respectively ]	(7,153,383)	(5,845,519)

Total Class IB transactions	10,081,739	10,807,721

Class K
Capital shares sold [ 12,666,704 and 12,425,604 shares, respectively ]	130,310,142	124,748,557
Capital shares issued in reinvestment of dividends[ 1,393,833 and 1,259,356 shares, respectively ]	14,342,019	12,755,558
Capital shares repurchased [ (3,152,563) and (2,289,914) shares, respectively ]	(31,644,241)	(23,005,178)

Total Class K transactions	113,007,920	114,498,937

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	123,089,659	125,306,658

TOTAL INCREASE (DECREASE) IN NET ASSETS	131,273,981	142,995,490
NET ASSETS:
Beginning of year	475,374,329	332,378,839

End of year	$606,648,310	$475,374,329

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT DOUBLELINE OPPORTUNISTIC BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020		2019		2018		2017	2016
Net asset value, beginning of year	$10.13		$9.64		$10.03		$9.81	$9.61

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23		0.31		0.27		0.23	0.25
Net realized and unrealized gain (loss)	0.20		0.48		(0.37)		0.16	0.21

Total from investment operations	0.43		0.79		(0.10)		0.39	0.46

Less distributions:
Dividends from net investment income	(0.22)		(0.30)		(0.29)		(0.16)	(0.26)
Distributions from net realized gains	(0.03)		—		—		(0.01)	—

Total dividends and distributions	(0.25)		(0.30)		(0.29)		(0.17)	(0.26)

Net asset value, end of year	$10.31		$10.13		$9.64		$10.03	$9.81

Total return	4.26%		8.18%		(0.96)%		3.93%	4.83%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$57,987		$47,029		$34,500		$28,366	$10,304
Ratio of expenses to average net assets:
After waivers (f)	0.94	%(j)	0.96	%(k)	0.98	%(m)	1.04%	1.06%
Before waivers (f)	1.00%		1.00%		1.00%		1.07%	1.11%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.25%		3.06%		2.74%		2.23%	2.52%
Before waivers (f)	2.20%		3.03%		2.73%		2.20%	2.47%
Portfolio turnover rate^	122%		57%		62%		120%	76%

	Year Ended December 31,
Class K	2020		2019		2018		2017	2016
Net asset value, beginning of year	$10.13		$9.65		$10.03		$9.81	$9.61

Income (loss) from investment operations:
Net investment income (loss) (e)	0.26		0.34		0.30		0.25	0.28
Net realized and unrealized gain (loss)	0.21		0.46		(0.36)		0.16	0.21

Total from investment operations	0.47		0.80		(0.06)		0.41	0.49

Less distributions:
Dividends from net investment income	(0.25)		(0.32)		(0.32)		(0.18)	(0.29)
Distributions from net realized gains	(0.03)		—		—		(0.01)	—

Total dividends and distributions	(0.28)		(0.32)		(0.32)		(0.19)	(0.29)

Net asset value, end of year	$10.32		$10.13		$9.65		$10.03	$9.81

Total return	4.61%		8.33%		(0.61)%		4.19%	5.10%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$548,662		$428,345		$297,879		$271,210	$60,950
Ratio of expenses to average net assets:
After waivers (f)	0.69	%(j)	0.71	%(k)	0.73	%(m)	0.79%	0.82%
Before waivers (f)	0.75%		0.75%		0.75%		0.82%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.50%		3.32%		2.98%		2.49%	2.84%
Before waivers (f)	2.44%		3.28%		2.96%		2.45%	2.78%
Portfolio turnover rate^	122%		57%		62%		120%	76%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.95% for Class IB and 0.70% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.98% for Class IB and 0.73% for Class K.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.01% for Class IB and 0.76% for Class K.

See Notes to Financial Statements.

1290 VT EQUITY INCOME PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Barrow, Hanley, Mewhinney & Strauss, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(4.55)%	6.50%	8.54%
Portfolio – Class IB Shares	(4.52)	6.50	8.50
Portfolio – Class K Shares*	(4.33)	6.76	10.45
Russell 1000® Value Index	2.80	9.74	10.50

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (4.52)% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned 2.80% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The Consumer Discretionary sector was the Portfolio’s largest contributor to relative performance as security selection within and allocation to the sector positively impacted performance.

•	The second largest contributor to the Portfolio’s performance, relative to the benchmark, was allocation to and stock selection within the materials sector.

•	Portfolio stock selection within the technology sector also contributed to overall performance.

•	Leading relative contributors were Lowe’s Cos., Inc., Whirlpool Corp., Deere & Co., Corteva, Inc. and UnitedHealth Group, Inc.

What hurt performance during the year:

•	Stock selection within and allocation to the energy sector was the largest relative detractor from performance for the period.

•	Relative allocation to and stock selection within the industrials sector diminished some of overall performance.

•	Portfolio stock selection within the real estate and financials sectors also hurt relative performance for the year.

•	Leading relative detractors for the period were Simon Property Group LP, General Electric Co., EOG Resources, Inc., Phillips 66 and Valero Energy Corp.

Sector Weightings as of December 31, 2020	% of Net Assets
Financials	24.8%
Health Care	14.6
Industrials	13.5
Materials	9.1
Utilities	7.9
Energy	6.6
Communication Services	5.8
Real Estate	4.6
Consumer Staples	4.5
Information Technology	4.2
Consumer Discretionary	4.0
Repurchase Agreements	0.0 #
Cash and Other	0.4

100.0%

#	Less than 0.05%.

1290 VT EQUITY INCOME PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,213.60	$5.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.36	4.82
Class IB
Actual	1,000.00	1,211.80	5.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.36	4.82
Class K
Actual	1,000.00	1,216.40	3.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.56

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.95%, 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (5.8%)
Diversified Telecommunication Services (2.8%)
Verizon Communications, Inc.	248,170	$14,579,988

Media (3.0%)
Comcast Corp., Class A	304,283	15,944,429

Total Communication Services		30,524,417

Consumer Discretionary (4.0%)
Household Durables (1.1%)
Lennar Corp., Class A	77,229	5,887,167

Specialty Retail (2.9%)
Lowe’s Cos., Inc.	94,757	15,209,446

Total Consumer Discretionary		21,096,613

Consumer Staples (4.5%)
Beverages (4.5%)
Coca-Cola European Partners plc	288,054	14,353,731
Molson Coors Beverage Co., Class B	198,783	8,983,004

Total Consumer Staples		23,336,735

Energy (6.6%)
Oil, Gas & Consumable Fuels (6.6%)
Hess Corp.	240,270	12,683,853
Phillips 66	231,933	16,221,394
Valero Energy Corp.	102,915	5,821,902

Total Energy		34,727,149

Financials (24.8%)
Banks (10.1%)
JPMorgan Chase & Co.	137,062	17,416,468
US Bancorp	369,572	17,218,359
Wells Fargo & Co.	608,041	18,350,678

		52,985,505

Capital Markets (2.6%)
Northern Trust Corp.	146,686	13,662,334

Consumer Finance (2.8%)
American Express Co.	124,532	15,057,164

Insurance (7.4%)
Aon plc, Class A	70,865	14,971,649
Assurant, Inc.	58,140	7,919,831
Chubb Ltd.	103,233	15,889,623

		38,781,103

Thrifts & Mortgage Finance (1.9%)
New York Community Bancorp, Inc.	954,091	10,065,660

Total Financials		130,551,766

Health Care (14.6%)
Health Care Equipment & Supplies (3.1%)
Medtronic plc	138,667	16,243,452

Health Care Providers & Services (8.6%)
Cigna Corp.	68,395	14,238,471
CVS Health Corp.	232,170	15,857,211
UnitedHealth Group, Inc.	43,259	15,170,066

		45,265,748

Pharmaceuticals (2.9%)
Johnson & Johnson	96,833	15,239,578

Total Health Care		76,748,778

Industrials (13.5%)
Aerospace & Defense (6.1%)
General Dynamics Corp.	106,699	15,878,945
Raytheon Technologies Corp.	224,656	16,065,151

		31,944,096

Machinery (7.4%)
Deere & Co.	49,448	13,303,984
Stanley Black & Decker, Inc.	66,424	11,860,669
Westinghouse Air Brake Technologies Corp.	188,744	13,816,061

		38,980,714

Total Industrials		70,924,810

Information Technology (4.2%)
IT Services (1.8%)
Cognizant Technology Solutions Corp., Class A	117,626	9,639,451

Software (2.4%)
Oracle Corp.	194,419	12,576,965

Total Information Technology		22,216,416

Materials (9.1%)
Chemicals (9.1%)
Corteva, Inc.	399,341	15,462,484
DuPont de Nemours, Inc.	229,895	16,347,833
International Flavors & Fragrances, Inc.(x)	46,625	5,074,665
Linde plc	40,493	10,670,310

Total Materials		47,555,292

Real Estate (4.6%)
Equity Real Estate Investment Trusts (REITs) (4.6%)
Corporate Office Properties Trust (REIT)	237,680	6,198,695
Healthpeak Properties, Inc. (REIT)	417,991	12,635,868
MGM Growth Properties LLC (REIT), Class A	168,524	5,274,801

Total Real Estate		24,109,364

Utilities (7.9%)
Electric Utilities (5.5%)
Entergy Corp.	136,116	13,589,822
Exelon Corp.	368,311	15,550,090

		29,139,912

Multi-Utilities (2.4%)
CenterPoint Energy, Inc.	578,454	12,517,744

Total Utilities		41,657,656

Total Common Stocks (99.6%) (Cost $471,074,906)		523,448,996

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.0%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $218, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $222. (xx)	$218	$218
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $725, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $740. (xx)	725	725
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $873, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $890. (xx)	873	873

Total Repurchase Agreements		1,816

Total Short-Term Investments (0.0%) (Cost $1,816)		1,816

Total Investments in Securities (99.6%) (Cost $471,076,722)		523,450,812
Other Assets Less Liabilities (0.4%)		2,173,740

Net Assets (100%)		$525,624,552

(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $2,119,441. This was collateralized by $2,208,397 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 3/15/21 - 5/15/50 and by cash of $1,816 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$30,524,417	$—	$—	$30,524,417
Consumer Discretionary	21,096,613	—	—	21,096,613
Consumer Staples	23,336,735	—	—	23,336,735
Energy	34,727,149	—	—	34,727,149
Financials	130,551,766	—	—	130,551,766
Health Care	76,748,778	—	—	76,748,778
Industrials	70,924,810	—	—	70,924,810
Information Technology	22,216,416	—	—	22,216,416
Materials	47,555,292	—	—	47,555,292
Real Estate	24,109,364	—	—	24,109,364
Utilities	41,657,656	—	—	41,657,656
Short-Term Investments
Repurchase Agreements	—	1,816	—	1,816

Total Assets	$523,448,996	$1,816	$—	$523,450,812

Total Liabilities	$—	$—	$—	$—

Total	$523,448,996	$1,816	$—	$523,450,812

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$194,955,173
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$184,269,651

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$78,331,073
Aggregate gross unrealized depreciation	(26,188,468)

Net unrealized appreciation	$52,142,605

Federal income tax cost of investments in securities and derivative instruments, if applicable	$471,308,207

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $471,074,906 )	$523,448,996
Repurchase Agreements (Cost $1,816)	1,816
Receivable for securities sold	2,081,828
Dividends, interest and other receivables	653,016
Receivable for Portfolio shares sold	277,970
Securities lending income receivable	1,827
Other assets	1,867

Total assets	526,467,320

LIABILITIES
Overdraft payable	329,166
Investment management fees payable	249,282
Payable for Portfolio shares redeemed	108,448
Administrative fees payable	41,662
Distribution fees payable – Class IB	31,715
Distribution fees payable – Class IA	5,875
Payable for return of collateral on securities loaned	1,816
Accrued expenses	74,804

Total liabilities	842,768

NET ASSETS	$525,624,552

Net assets were comprised of:
Paid in capital	$526,587,074
Total distributable earnings (loss)	(962,522)

Net assets	$525,624,552

Class IA
Net asset value, offering and redemption price per share, $27,913,237 / 6,711,712 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.16

Class IB
Net asset value, offering and redemption price per share, $151,452,206 / 36,123,962 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.19

Class K
Net asset value, offering and redemption price per share, $346,259,109 / 83,231,640 shares outstanding (unlimited amount authorized: $0.01 par value)	$4.16

(x)	Includes value of securities on loan of $2,119,441.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends	$13,553,514
Interest	23,003
Securities lending (net)	4,733

Total income	13,581,250

EXPENSES
Investment management fees	3,544,141
Administrative fees	450,190
Distribution fees – Class IB	343,449
Distribution fees – Class IA	67,561
Professional fees	67,425
Printing and mailing expenses	53,602
Custodian fees	47,000
Trustees’ fees	15,694
Miscellaneous	9,770

Gross expenses	4,598,832
Less: Waiver from investment manager	(880,638)

Net expenses	3,718,194

NET INVESTMENT INCOME (LOSS)	9,863,056

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	(49,167,791)
Net change in unrealized appreciation (depreciation) on investments in securities	24,795,245

NET REALIZED AND UNREALIZED GAIN (LOSS)	(24,372,546)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(14,509,490)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$9,863,056	$12,239,338
Net realized gain (loss)	(49,167,791)	3,552,142
Net change in unrealized appreciation (depreciation)	24,795,245	99,881,278

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(14,509,490)	115,672,758

Distributions to shareholders:
Class IA	(544,792)	(1,222,231)
Class IB	(2,909,212)	(5,703,489)
Class K	(7,443,459)	(12,499,267)

Total distributions to shareholders	(10,897,463)	(19,424,987)

Tax return of capital:
Class IA	(17,341)	—
Class IB	(92,754)	—
Class K	(239,611)	—

Total	(349,706)	—

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 282,448 and 369,092 shares, respectively ]	1,041,705	1,549,073
Capital shares issued in reinvestment of dividends and distributions [ 140,061 and 280,234 shares, respectively ]	562,133	1,222,231
Capital shares repurchased [ (1,612,621) and (1,772,114) shares, respectively ]	(6,047,337)	(7,232,126)

Total Class IA transactions	(4,443,499)	(4,460,822)

Class IB
Capital shares sold [ 3,453,816 and 2,177,964 shares, respectively ]	12,767,141	9,177,283
Capital shares issued in reinvestment of dividends and distributions [ 741,853 and 1,297,473 shares, respectively ]	3,001,966	5,703,489
Capital shares repurchased [ (5,124,694) and (5,137,424) shares, respectively ]	(19,288,317)	(21,769,208)

Total Class IB transactions	(3,519,210)	(6,888,436)

Class K
Capital shares sold [ 14,253,295 and 362,345 shares, respectively ]	45,665,041	1,518,139
Capital shares issued in reinvestment of dividends and distributions [ 1,911,571 and 2,864,188 shares, respectively ]	7,683,070	12,499,267
Capital shares repurchased [ (8,815,353) and (19,671,399) shares, respectively ]	(32,854,054)	(80,941,177)

Total Class K transactions	20,494,057	(66,923,771)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	12,531,348	(78,273,029)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,225,311)	17,974,742
NET ASSETS:
Beginning of year	538,849,863	520,875,121

End of year	$525,624,552	$538,849,863

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017	2016
Net asset value, beginning of year	$4.45	$3.71	$6.09	$5.76	$5.79

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.09	0.11	0.09	0.10
Net realized and unrealized gain (loss)	(0.27)	0.81	(0.72)	0.80	0.65

Total from investment operations	(0.20)	0.90	(0.61)	0.89	0.75

Less distributions:
Dividends from net investment income	(0.08)	(0.10)	(0.12)	(0.09)	(0.11)
Distributions from net realized gains	(0.01)	(0.06)	(1.65)	(0.47)	(0.67)
Return of capital	— #	—	—	—	—

Total dividends and distributions	(0.09)	(0.16)	(1.77)	(0.56)	(0.78)

Net asset value, end of year	$4.16	$4.45	$3.71	$6.09	$5.76

Total return	(4.55)%	24.30%	(11.69)%	15.78%	12.93%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$27,913	$35,150	$33,493	$41,988	$41,067
Ratio of expenses to average net assets:
After waivers (f)	0.95%	0.95%	0.99%	1.00%	1.00%
Before waivers (f)	1.14%	1.13%	1.13%	1.13%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.94%	2.17%	1.89%	1.56%	1.72%
Before waivers (f)	1.75%	1.98%	1.75%	1.43%	1.59%
Portfolio turnover rate^	39%	56%	106%*	41%	49%

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$4.48	$3.74	$6.12	$5.79	$5.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.09	0.11	0.10	0.10
Net realized and unrealized gain (loss)	(0.27)	0.81	(0.72)	0.79	0.66

Total from investment operations	(0.20)	0.90	(0.61)	0.89	0.76

Less distributions:
Dividends from net investment income	(0.08)	(0.10)	(0.12)	(0.09)	(0.11)
Distributions from net realized gains	(0.01)	(0.06)	(1.65)	(0.47)	(0.67)
Return of capital	— #	—	—	—	—

Total dividends and distributions	(0.09)	(0.16)	(1.77)	(0.56)	(0.78)

Net asset value, end of year	$4.19	$4.48	$3.74	$6.12	$5.79

Total return	(4.52)%	24.10%	(11.62)%	15.70%	13.06%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$151,452	$166,132	$144,780	$176,995	$162,969
Ratio of expenses to average net assets:
After waivers (f)	0.95%	0.95%	0.99%	1.00%	1.00%
Before waivers (f)	1.14%	1.13%	1.13%	1.13%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.93%	2.17%	1.89%	1.56%	1.72%
Before waivers (f)	1.74%	1.99%	1.75%	1.43%	1.59%
Portfolio turnover rate^	39%	56%	106%*	41%	49%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT EQUITY INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$4.45	$3.71	$6.09	$5.76	$5.79

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.10	0.13	0.11	0.12
Net realized and unrealized gain (loss)	(0.27)	0.81	(0.72)	0.80	0.65

Total from investment operations	(0.19)	0.91	(0.59)	0.91	0.77

Less distributions:
Dividends from net investment income	(0.09)	(0.11)	(0.14)	(0.11)	(0.13)
Distributions from net realized gains	(0.01)	(0.06)	(1.65)	(0.47)	(0.67)
Return of capital	— #	—	—	—	—

Total dividends and distributions	(0.10)	(0.17)	(1.79)	(0.58)	(0.80)

Net asset value, end of year	$4.16	$4.45	$3.71	$6.09	$5.76

Total return	(4.33)%	24.59%	(11.45)%	16.05%	13.22%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$346,259	$337,568	$342,603	$419,957	$456,807
Ratio of expenses to average net assets:
After waivers (f)	0.70%	0.70%	0.74%	0.75%	0.75%
Before waivers (f)	0.89%	0.88%	0.88%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.17%	2.42%	2.14%	1.81%	1.98%
Before waivers (f)	1.99%	2.24%	2.00%	1.68%	1.85%
Portfolio turnover rate^	39%	56%	106%*	41%	49%
*

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 31%.

#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(1.32)%	3.12%	3.74%
Portfolio – Class IB Shares	(1.33)	3.12	3.72
Portfolio – Class K Shares*	(1.00)	3.39	4.25
S&P Long-Only Merger Arbitrage Index	4.66	4.40	3.78
S&P 500® Index	18.40	15.22	13.88

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (1.33)% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the S&P Long-Only Merger Arbitrage Index and the S&P 500® Index, which returned 4.66% and 18.40%, respectively.

Portfolio Highlights

What helped performance during the year:

•

With the surge in video game play and streaming music, Sony Corp.’s position as the producer of the PlayStation game console and as a leading record company was an outright quarantine beneficiary and it was up nearly 50% during the year. The company’s successful product release of the PlayStation 5 (PS5) and strength in the game & network service industry were key drivers of revenue growth in their diverse product portfolio.

•

The Portfolio’s higher weighting in industrial companies was one of the largest relative contributors to outperformance during the year. Long-time industrial holding Navistar International Corp.’s announced acquisition by Volkswagen spin-off TRATON was a major contributor to returns as the initial bid of $35/share pre-COVID bid in January 2020 was increased to $43 in September and to $44.50 in November, which was finally accepted by Navistar. The extended period between bids allowed Navistar to show it can weather a massive downturn in truck purchases and has enabled it to showcase many next generation technologies it plans to roll out over the next 3-5 years, potentially making it more valuable.

•

The decline in the price of crude oil and performance of energy stocks over the year reinforced the Portfolio’s systemic underweight to energy, not as a tactical “sector call”, but due to a general avoidance of purely commodity driven businesses. This structural underweighting was the largest relative contributor to the Portfolio’s performance during the year.

What hurt performance during the year:

•

Over 2/3 of the equities in the Portfolio are invested in small and medium market capitalization stocks. The exposure to smaller stocks was the largest detractor from performance for the full year and the largest contributor to performance during the 4th quarter. Small caps have led the recovery starting from the inflection point of vaccine availability in the fall as the market discounts a more normalized environment during which these companies are poised to benefit.

•

The Portfolio’s underweighting to technology companies was the largest relative drag on performance during the period for the pre-announced portion of the Portfolio, or companies purchased in anticipation of a potential takeover in the short to medium term. Technology stocks are benefiting from accelerating adoption of digital goods and services as consumers continue to rely on internet infrastructure to perform many of the activities normally reserved for the physical world. How these stocks perform in a full-blown economic recovery and how large they can get, especially when under increasing government scrutiny, remains a question.

•

While the Portfolio’s allocation to pre-announced deals or companies that are currently the target of acquisitions helped stabilize performance during periods like the 1st quarter when there was significant downside market volatility, it hurt performance for the full year in what was ultimately a strong year for equities.

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — GAMCO Asset Management, Inc.

As synchronously as stocks declined at the outset of COVID, the rebound has not been as uniform. Significant valuation disparities remain in the market and economic, political and social changes are as violent as ever. This should lead to greater opportunities for active managers over the coming years. We think greater returns are available looking beyond just the Big Five or index constituents such as Tesla that passive managers will be forced to buy. Finally, we think M&A activity, deferred in some cases but made more urgent in others as buyers and sellers contend with altered competitive landscapes and divergent balance sheet positions, should boom in 2021. Owning consolidation candidates has traditionally allowed us to capture excess returns where we harvest positions regularly at irregular intervals.

As fundamental, bottom-up investors, we continue to seek excellent businesses trading at discounts to Private Market Value with catalysts in place to surface value. Merger & acquisition activity has seen a resurgence in recent months, and financial engineering and even share buybacks are beginning to resume. Despite the market rebound from the March lows, we currently see many opportunities of companies still trading at depressed valuations that should rebound strongly once the economy fully re-opens post-COVID. GAMCO’s Private Market Value with a Catalyst™ methodology, supported by deep fundamental research on a wide range of companies, should be particularly well-suited to this environment. We remain disciplined yet adaptable in our approach and long-term with ever-present intensity in our outlook.

Sector Weightings as of December 31, 2020	% of Net Assets
Investment Companies	35.7%
Industrials	17.7
Communication Services	10.2
Information Technology	7.2
Utilities	7.1
Health Care	6.7
Consumer Discretionary	4.6
Materials	4.1
Financials	3.3
Repurchase Agreements	1.3
Consumer Staples	0.9
Real Estate	0.6
Energy	0.2
Cash and Other	0.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,127.10	$6.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.67	6.52
Class IB
Actual	1,000.00	1,126.90	6.87
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.67	6.53
Class K
Actual	1,000.00	1,128.20	5.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.94	5.25

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.29%, 1.29% and 1.03%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (10.2%)
Diversified Telecommunication Services (2.0%)
Altice Europe NV, Class A*	17,000	$110,652
CenturyLink, Inc.	85,000	828,750
Cincinnati Bell, Inc.*	120,000	1,833,600
Koninklijke KPN NV	90,000	273,442
Liberty Global plc, Class A*	22,000	532,840
Liberty Global plc, Class C*	15,000	354,750

		3,934,034

Entertainment (0.6%)
Liberty Media Corp.-Liberty Braves, Class A*	20,000	497,400
Liberty Media Corp.-Liberty Braves, Class C*	12,000	298,560
Madison Square Garden Entertainment Corp.*	800	84,032
Madison Square Garden Sports Corp., Class A*	1,300	239,330

		1,119,322

Interactive Media & Services (0.5%)
Sogou, Inc. (ADR) (x)*	120,000	978,000

Media (5.2%)
A H Belo Corp., Class A	90,000	135,900
AMC Networks, Inc., Class A (x)*	30,000	1,073,100
Beasley Broadcast Group, Inc., Class A	15,000	22,350
Clear Channel Outdoor Holdings, Inc.*	550,000	907,500
DISH Network Corp., Class A*	42,000	1,358,280
EW Scripps Co. (The), Class A	99,000	1,513,710
Fox Corp., Class B	74,000	2,137,120
Loral Space & Communications, Inc.	90,000	1,889,100
MDC Partners, Inc., Class A*	2,000	5,020
Tele Columbus AG (m)*	40,000	156,615
Telenet Group Holding NV	27,000	1,157,098
WPP AUNZ Ltd.*	17,000	9,109

		10,364,902

Wireless Telecommunication Services (1.9%)
Millicom International Cellular SA*	40,000	1,551,200
Telephone and Data Systems, Inc.	24,000	445,680
United States Cellular Corp.*	60,000	1,841,400

		3,838,280

Total Communication Services		20,234,538

Consumer Discretionary (4.6%)
Hotels, Restaurants & Leisure (0.6%)
Cherry AB, Class B (r)(x)*	40,000	422,966
Dover Motorsports, Inc.	95,000	215,650
Great Canadian Gaming Corp.*	4,000	136,633
Red Lion Hotels Corp.*	25,000	86,500
William Hill plc	100,000	369,362

		1,231,111

Household Durables (2.7%)
Dorel Industries, Inc., Class B*	4,000	46,917
Hinokiya Group Co. Ltd.	2,000	41,916
Hunter Douglas NV*	6,762	530,343
Lennar Corp., Class B	37,000	2,264,400
Nobility Homes, Inc.	13,000	318,500
Sony Corp. (ADR)	21,000	2,123,100

		5,325,176

Internet & Direct Marketing Retail (0.8%)
Altaba, Inc.*	102,200	1,487,010

Specialty Retail (0.5%)
Sportsman’s Warehouse Holdings, Inc.*	17,000	298,350
Tiffany & Co.	5,000	657,250

		955,600

Total Consumer Discretionary		8,998,897

Consumer Staples (0.9%)
Beverages (0.4%)
National Beverage Corp. (x)	8,500	721,650

Food & Staples Retailing (0.0%)
GrainCorp Ltd., Class A	6,000	19,382

Food Products (0.5%)
Tootsie Roll Industries, Inc. (x)	34,999	1,039,470
United Malt Grp Ltd.	10,000	31,609

		1,071,079

Total Consumer Staples		1,812,111

Energy (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Alvopetro Energy Ltd.*	265,000	149,894
Gulf Coast Ultra Deep Royalty Trust	550,000	8,800

Total Energy		158,694

Financials (3.3%)
Banks (0.9%)
Flushing Financial Corp.	60,000	998,400
Horizon Bancorp, Inc.	10,000	158,600
Sterling Bancorp	30,000	539,400

		1,696,400

Capital Markets (0.0%)
Barings BDC, Inc.	1,958	18,015
BKF Capital Group, Inc.*	2,434	29,208
Infront ASA*	4,000	16,328
Waddell & Reed Financial, Inc., Class A	1,000	25,470

		89,021

Insurance (2.4%)
National General Holdings Corp.	135,000	4,614,300
Topdanmark A/S	1,000	43,366

		4,657,666

Thrifts & Mortgage Finance (0.0%)
Standard AVB Financial Corp.	1,000	32,590

Total Financials		6,475,677

Health Care (6.7%)
Biotechnology (1.1%)
Alexion Pharmaceuticals, Inc.*	4,500	703,080
Eidos Therapeutics, Inc.*	2,000	263,160

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares		Value (Note 1)
Grifols SA (ADR)	24,000		$442,560
Idorsia Ltd.*	12,000		345,917
Kiadis Pharma NV (m)*	6,500		41,887
Prevail Therapeutics, Inc.*	15,000		346,050

			2,142,654

Health Care Equipment & Supplies (1.8%)
ICU Medical, Inc.*	500		107,245
Innocoll Holdings plc (r)(x)*	125,000		—
Varian Medical Systems, Inc.*	20,000		3,500,200

			3,607,445

Health Care Providers & Services (1.9%)
American Renal Associates Holdings, Inc.*	169,000		1,935,050
BioTelemetry, Inc.*	25,521		1,839,554

			3,774,604

Health Care Technology (0.7%)
HMS Holdings Corp.*	20,000		735,000
Teladoc Health, Inc.*	3,000		599,880

			1,334,880

Life Sciences Tools & Services (0.1%)
Illumina, Inc.*	200		74,000
Medical & Biological Laboratories Co. Ltd.*	1,000		42,419

			116,419

Pharmaceuticals (1.1%)
Intersect ENT, Inc.*	6,000		137,400
Viatris, Inc.*	110,000		2,061,400

			2,198,800

Total Health Care			13,174,802

Industrials (17.6%)
Aerospace & Defense (4.3%)
Aerojet Rocketdyne Holdings, Inc.*	125,000		6,606,250
Hexcel Corp.	17,000		824,330
Kaman Corp.	20,000		1,142,600

			8,573,180

Building Products (0.2%)
Carrier Global Corp.	10,000		377,200

Commercial Services & Supplies (0.0%)
Calisen plc*	10,000		35,295

Machinery (6.3%)
CFT SpA*	25,000		138,657
CIRCOR International, Inc.*	20,000		768,800
EnPro Industries, Inc.	23,500		1,774,720
Haldex AB*	25,000		132,937
IMA Industria Macchine Automatiche SpA*	5,000		414,750
Mueller Industries, Inc.	28,000		983,080
Mueller Water Products, Inc., Class A	32,000		396,160
Navistar International Corp.*	170,000		7,473,200
Neles OYJ	25,000		331,525
Park-Ohio Holdings Corp.	3,800		117,420

			12,531,249

Marine (1.9%)
SEACOR Holdings, Inc.*	91,607		3,797,110

Professional Services (0.1%)
IHS Markit Ltd.	1,500		134,745

Trading Companies & Distributors (4.3%)
Foundation Building Materials, Inc.*	150,000		2,881,500
Herc Holdings, Inc.*	80,000		5,312,800
Huttig Building Products, Inc.*	1,000		3,670
Pla Matels Corp.*	27,000		201,085

			8,399,055

Transportation Infrastructure (0.5%)
Macquarie Infrastructure Corp.	25,000		938,750

Total Industrials			34,786,584

Information Technology (7.2%)
Communications Equipment (0.6%)
Acacia Communications, Inc.*	4,000		291,840
Digi International, Inc.*	43,000		812,700

			1,104,540

Electronic Equipment, Instruments & Components (2.7%)
CTS Corp.	10,000		343,300
Fitbit, Inc., Class A*	190,000		1,292,000
MTS Systems Corp.	65,000		3,780,400

			5,415,700

IT Services (1.3%)
Devoteam SA*	1,000		113,736
Endurance International Group Holdings, Inc.*	225,000		2,126,250
eWork Group AB*	2,000		19,641
MoneyGram International, Inc.*	65,000		355,225

			2,614,852

Semiconductors & Semiconductor Equipment (0.5%)
AIXTRON SE*	20,000		348,537
Inphi Corp.*	1,400		224,658
Xilinx, Inc.	3,300		467,841

			1,041,036

Software (1.8%)
IMImobile plc*	10,000		81,366
NortonLifeLock, Inc.	15,000		311,700
Pluralsight, Inc., Class A*	11,000		230,560
RealPage, Inc.*	32,500		2,835,300
Slack Technologies, Inc., Class A*	400		16,896
Telenav, Inc.*	10,000		47,000

			3,522,822

Technology Hardware, Storage & Peripherals (0.3%)
Dell Technologies, Inc., Class C*	—	@	24
Diebold Nixdorf, Inc.*	55,000		586,300

			586,324

Total Information Technology			14,285,274

Materials (4.1%)
Chemicals (0.2%)
Tikkurila OYJ	14,979		456,563

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Construction Materials (1.6%)
Vulcan Materials Co.	20,800	$3,084,848

Containers & Packaging (0.6%)
Greif, Inc., Class A	5,000	234,400
Myers Industries, Inc.	51,000	1,059,780

		1,294,180

Metals & Mining (0.6%)
Pan American Silver Corp.	30,000	1,034,645
Teranga Gold Corp.*	10,000	107,314

		1,141,959

Paper & Forest Products (1.1%)
Ahlstrom-Munksjo OYJ	6,000	132,671
Canfor Corp.*	98,000	1,769,220
Norbord, Inc.	6,000	259,062

		2,160,953

Total Materials		8,138,503

Real Estate (0.6%)
Equity Real Estate Investment Trusts (REITs) (0.6%)
Condor Hospitality Trust, Inc. (REIT) (x)*	14,000	55,161
Front Yard Residential Corp. (REIT)	6,400	103,680
Ryman Hospitality Properties, Inc. (REIT)	15,000	1,016,400

		1,175,241

Real Estate Management & Development (0.0%)
Corem Property Group AB, Class B	10,000	22,850

Total Real Estate		1,198,091

Utilities (7.1%)
Electric Utilities (4.3%)
Evergy, Inc.	28,000	1,554,280
PNM Resources, Inc.	140,000	6,794,200
Portland General Electric Co.	4,000	171,080

		8,519,560

Gas Utilities (1.2%)
National Fuel Gas Co.	58,000	2,385,540

Independent Power and Renewable Electricity Producers (0.1%)
Alerion Cleanpower SpA	8,000	103,596

Multi-Utilities (0.5%)
Avista Corp.	27,000	1,083,780

Water Utilities (1.0%)
Severn Trent plc	60,000	1,878,124

Total Utilities		13,970,600

Total Common Stocks (62.4%) (Cost $113,867,991)		123,233,771

PREFERRED STOCK:
Industrials (0.1%)
Industrial Conglomerates (0.1%)
Steel Partners Holdings LP 6.000%	15,000	297,000

Total Preferred Stock (0.1%) (Cost $270,047)		297,000

MASTER LIMITED PARTNERSHIP:
Energy (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Energy Transfer LP (Cost $181,877)	15,000	92,700

	Number of Rights	Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Media (0.0%)
Media General, Inc., CVR (r)*	130,000	—

Total Communication Services		—

Health Care (0.0%)
Biotechnology (0.0%)
Achillion Pharmaceuticals, Inc., CVR (r)*	21,000	7,245
Alder Biopharmaceuticals, Inc., CVR (r)(x)*	10,000	6,600
Ambit Biosciences Corp., CVR (r)*	20,000	30,376
Clementia Pharmaceuticals, Inc., CVR (r)*	40,000	40,500
Stemline Therapeutics, Inc., CVR (r)*	30,000	—
Tobira Therapeutics, Inc., CVR (r)(x)*	15,000	675

		85,396

Pharmaceuticals (0.0%)
Adolor Corp., CVR (r)*	40,000	—
Ocera Therapeutics, Inc., CVR (r)*	16,000	2,400
Omthera Pharmaceuticals, Inc., CVR (r)*	100	—

		2,400

Total Health Care		87,796

Total Rights (0.0%) (Cost $47,370)		87,796

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (35.7%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	1,000,000	1,000,000
JPMorgan Prime Money Market Fund, IM Shares	69,419,068	69,453,778

Total Investment Companies		70,453,778

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.3%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $200,003, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $204,000. (xx)	$200,000	$200,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $700,016, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $714,003. (xx)	700,000	700,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $100,004, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $111,115. (xx)	100,000	100,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $716,763, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $731,094. (xx)	716,759	716,759
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $600,014, collateralized by various Common Stocks; total market value $666,674. (xx)	600,000	600,000
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $300,007, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125%-3.625%, maturing 9/30/21-8/15/49; total market value $332,819. (xx)	300,000	300,000

Total Repurchase Agreements		2,616,759

Total Short-Term Investments (37.0%) (Cost $73,050,597)		73,070,537

Total Investments in Securities (99.6%) (Cost $187,417,882)		196,781,804
Other Assets Less Liabilities (0.4%)		734,781

Net Assets (100%)		$197,516,585

*	Non-income producing.
@	Shares are less than 0.5.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $198,502 or 0.1% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $3,521,213. This was collateralized by $28,969 of various U.S. Government Treasury Securities, ranging from 0.250% – 3.625%, maturing 2/15/22 – 5/15/49 and by cash of $3,616,759 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	—	American Depositary Receipt
CVR	—	Contingent Value Right

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) (a)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$18,527,622	$1,706,916	$—		$20,234,538
Consumer Discretionary	5,828,800	2,747,131	422,966		8,998,897
Consumer Staples	1,761,120	50,991	—		1,812,111
Energy	158,694	—	—		158,694
Financials	6,415,983	59,694	—		6,475,677
Health Care	12,744,579	430,223	—	(b)	13,174,802
Industrials	33,532,335	1,254,249	—		34,786,584
Information Technology	13,721,994	563,280	—		14,285,274
Materials	7,549,269	589,234	—		8,138,503
Real Estate	1,175,241	22,850	—		1,198,091
Utilities	11,988,880	1,981,720	—		13,970,600
Master Limited Partnership
Energy	92,700	—	—		92,700
Preferred Stock
Industrials	297,000	—	—		297,000
Rights
Communication Services	—	—	—	(b)	—	(b)
Health Care	—	—	87,796		87,796
Short-Term Investments
Investment Companies	70,453,778	—	—		70,453,778
Repurchase Agreements	—	2,616,759	—		2,616,759

Total Assets	$184,247,995	$12,023,047	$510,762		$196,781,804

Total Liabilities	$—	$—	$—		$—

Total	$184,247,995	$12,023,047	$510,762		$196,781,804

(a)	A security with a market value of $1,487,010 transferred from Level 3 to Level 2 at the end of the period due to observable market inputs.
(b)	Value is zero.

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$260,607,828
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$300,381,025

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$20,252,271
Aggregate gross unrealized depreciation	(11,019,870)

Net unrealized appreciation	$9,232,401

Federal income tax cost of investments in securities and derivative instruments, if applicable	$187,549,403

For the year ended December 31, 2020, the Portfolio incurred approximately $7,299 as brokerage commissions with G. Research, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $184,801,123)	$194,165,045
Repurchase Agreements (Cost $2,616,759)	2,616,759
Cash	9,888,916
Foreign cash (Cost $40,798)	41,169
Receivable for securities sold	663,608
Dividends, interest and other receivables	172,095
Receivable for Portfolio shares sold	20,472
Securities lending income receivable	3,743
Other assets	758

Total assets	207,572,565

LIABILITIES
Payable for securities purchased	6,123,005
Payable for return of collateral on securities loaned	3,616,759
Investment management fees payable	137,092
Payable for Portfolio shares redeemed	67,116
Distribution fees payable – Class IB	34,302
Administrative fees payable	18,279
Distribution fees payable – Class IA	2,079
Trustees’ fees payable	533
Accrued expenses	56,815

Total liabilities	10,055,980

NET ASSETS	$197,516,585

Net assets were comprised of:
Paid in capital	$197,926,916
Total distributable earnings (loss)	(410,331)

Net assets	$197,516,585

Class IA
Net asset value, offering and redemption price per share, $9,860,265 / 825,242 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.95

Class IB
Net asset value, offering and redemption price per share, $162,540,248 / 13,682,941 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.88

Class K
Net asset value, offering and redemption price per share, $25,116,072 / 2,079,689 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.08

(x)	Includes value of securities on loan of $3,521,213.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $22,959 foreign withholding tax)	$2,008,243
Interest	48,396
Securities lending (net)	155,868

Total income	2,212,507

EXPENSES
Investment management fees	1,686,536
Distribution fees – Class IB	392,934
Administrative fees	178,516
Custodian fees	53,000
Professional fees	47,058
Printing and mailing expenses	34,023
Distribution fees – Class IA	24,164
Trustees’ fees	6,289
Miscellaneous	2,564

Gross expenses	2,425,084
Less: Waiver from investment manager	(31,231)

Net expenses	2,393,853

NET INVESTMENT INCOME (LOSS)	(181,346)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(6,338,934)
Foreign currency transactions	(2,457)

Net realized gain (loss)	(6,341,391)

Change in unrealized appreciation (depreciation) on:
Investments in securities	2,636,324
Foreign currency translations	(2,386)

Net change in unrealized appreciation (depreciation)	2,633,938

NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,707,453)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,888,799)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(181,346)	$8,564,290
Net realized gain (loss)	(6,341,391)	(1,828,585)
Net change in unrealized appreciation (depreciation)	2,633,938	11,196,890

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,888,799)	17,932,595

Distributions to shareholders:
Class IA	(16,460)	(496,792)
Class IB	(272,806)	(7,770,994)
Class K	(97,884)	(920,777)

Total distributions to shareholders	(387,150)	(9,188,563)

Tax return of capital:
Class IA	—	(161,405)
Class IB	—	(2,517,645)
Class K	—	(299,818)

Total	—	(2,978,868)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 58,138 and 85,742 shares, respectively ]	646,019	1,065,451
Capital shares issued in reinvestment of dividends and distributions [ 1,393 and 54,405 shares, respectively ]	16,460	658,197
Capital shares repurchased [ (195,614) and (180,348) shares, respectively ]	(2,142,470)	(2,246,751)

Total Class IA transactions	(1,479,991)	(523,103)

Class IB
Capital shares sold [ 840,530 and 1,244,491 shares, respectively ]	9,238,194	15,344,410
Capital shares issued in reinvestment of dividends and distributions [ 23,219 and 855,348 shares, respectively ]	272,806	10,288,639
Capital shares repurchased [ (2,103,383) and (2,557,967) shares, respectively ]	(22,986,170)	(31,724,485)

Total Class IB transactions	(13,475,170)	(6,091,436)

Class K
Capital shares sold [ 919,961 and 264,796 shares, respectively ]	10,258,112	3,357,148
Capital shares issued in reinvestment of dividends and distributions [ 8,196 and 99,874 shares, respectively ]	97,884	1,220,595
Capital shares repurchased [ (551,369) and (330,488) shares, respectively ]	(6,024,479)	(4,152,712)

Total Class K transactions	4,331,517	425,031

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(10,623,644)	(6,189,508)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,899,593)	(424,344)
NET ASSETS:
Beginning of year	212,416,178	212,840,522

End of year	$197,516,585	$212,416,178

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020		2019		2018		2017		2016
Net asset value, beginning of year	$12.13		$11.84		$13.00		$12.95		$12.65

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01	)######	0.48	#####	0.17	##	0.01	####	0.01	###
Net realized and unrealized gain (loss)	(0.15)		0.53		(0.79)		0.77		0.96

Total from investment operations	(0.16)		1.01		(0.62)		0.78		0.97

Less distributions:
Dividends from net investment income	(0.02)		(0.51)		(0.19)		—	#	—	#
Distributions from net realized gains	—		(0.04)		(0.35)		(0.73)		(0.67)
Return of capital	—		(0.17)		—		—		—

Total dividends and distributions	(0.02)		(0.72)		(0.54)		(0.73)		(0.67)

Net asset value, end of year	$11.95		$12.13		$11.84		$13.00		$12.95

Total return	(1.32)%		8.62%		(4.85)%		6.14	%(gg)	7.69	%(dd)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$9,860		$11,656		$11,854		$13,541		$14,951
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.31%		1.31%		1.31%		1.32%		1.33%
Before waivers and reimbursements (f)	1.32%		1.31%		1.31%		1.32%		1.33%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.12	)%(bb)	3.89	%(hh)	1.33	%(aa)	0.07	%(ff)	0.04	%(ee)
Before waivers and reimbursements (f)	(0.13	)%(bb)	3.89	%(hh)	1.33	%(aa)	0.07	%(ff)	0.04	%(ee)
Portfolio turnover rate^	213%		184%		175%		138%		198%

	Year Ended December 31,
Class IB	2020		2019		2018		2017		2016
Net asset value, beginning of year	$12.06		$11.77		$12.93		$12.88		$12.59

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01	)######	0.49	#####	0.17	##	0.01	####	0.01	###
Net realized and unrealized gain (loss)	(0.15)		0.52		(0.79)		0.77		0.95

Total from investment operations	(0.16)		1.01		(0.62)		0.78		0.96

Less distributions:
Dividends from net investment income	(0.02)		(0.51)		(0.19)		—	#	—	#
Distributions from net realized gains	—		(0.04)		(0.35)		(0.73)		(0.67)
Return of capital	—		(0.17)		—		—		—

Total dividends and distributions	(0.02)		(0.72)		(0.54)		(0.73)		(0.67)

Net asset value, end of year	$11.88		$12.06		$11.77		$12.93		$12.88

Total return	(1.33)%		8.67%		(4.88)%		6.17	%(gg)	7.65	%(dd)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$162,540		$179,897		$181,045		$205,054		$210,957
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.31%		1.31%		1.31%		1.32%		1.33%
Before waivers and reimbursements (f)	1.32%		1.31%		1.31%		1.32%		1.33%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.12	)%(bb)	3.96	%(hh)	1.35	%(aa)	0.07	%(ff)	0.05	%(ee)
Before waivers and reimbursements (f)	(014	)%(bb)	3.96	%(hh)	1.35	%(aa)	0.07	%(ff)	0.05	%(ee)
Portfolio turnover rate^	213%		184%		175%		138%		198%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO MERGERS & ACQUISITIONS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020		2019		2018		2017		2016
Net asset value, beginning of year	$12.25		$11.95		$13.12		$13.06		$12.75

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	######	0.54	#####	0.21	##	0.04	####	0.04	###
Net realized and unrealized gain (loss)	(0.13)		0.52		(0.81)		0.79		0.97

Total from investment operations	(0.12)		1.06		(0.60)		0.83		1.01

Less distributions:
Dividends from net investment income	(0.05)		(0.54)		(0.22)		(0.04)		(0.03)
Distributions from net realized gains	—		(0.04)		(0.35)		(0.73)		(0.67)
Return of capital	—		(0.18)		—		—		—

Total dividends and distributions	(0.05)		(0.76)		(0.57)		(0.77)		(0.70)

Net asset value, end of year	$12.08		$12.25		$11.95		$13.12		$13.06

Total return	(1.00)%		8.89%		(4.64)%		6.42	%(gg)	7.98	%(dd)

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$25,116		$20,863		$19,942		$20,653		$22,410
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%		1.06%		1.05%		1.07%		1.08%
Before waivers and reimbursements (f)	1.07%		1.06%		1.05%		1.07%		1.08%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.10	%(bb)	4.29	%(hh)	1.58	%(aa)	0.32	%(ff)	0.30	%(ee)
Before waivers and reimbursements (f)	0.08	%(bb)	4.29	%(hh)	1.58	%(aa)	0.32	%(ff)	0.30	%(ee)
Portfolio turnover rate^	213%		184%		175%		138%		198%
#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.07, $0.07 and $0.11 for Class IA, Class IB and Class K, respectively.
###	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.01), $(0.01) and $0.02 for Class IA, Class IB and Class K, respectively.
####	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.01), $(0.01) and $0.03 for Class IA, Class IB and Class K, respectively.
#####	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.04, $0.05 and $0.09 for Class IA, Class IB and Class K, respectively.
######	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.05), $(0.05) and $(0.03) for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.77% lower.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.32% lower.
(dd)	Includes income resulting from a litigation payment. Without this income, the total return would have been 7.44% for Class IA, 7.40% for Class IB and 7.73% for Class K.
(ee)	Includes income resulting from a special dividend. Without this dividend, the ratios would have been 0.15%, 0.15% and 0.16% lower for Class IA, Class IB and Class K, respectively.
(ff)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.12% lower.
(gg)	Includes a litigation payment. Without this payment, the total return would have been 5.57% for Class IA, 5.60% for Class IB and 5.85% for Class K.
(hh)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 3.56% lower.

See Notes to Financial Statements.

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	9.51%	10.29%	9.67%
Portfolio – Class IB Shares	9.51	10.29	9.64
Portfolio – Class K Shares*	9.78	10.57	12.11
Russell 2000® Value Index	4.63	9.65	8.66

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 9.51% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell 2000® Value Index, which returned 4.63% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Quidel Corp.’s stock more than doubled during the period on very strong demand for its diagnostic tests for COVID-19 within the pandemic environment. Virtual healthcare company, Teladoc, also more than doubled during the period on increased virtual visits. Teladoc Health, Inc. makes most of its revenue from monthly subscription fees, so a recent drop in virtual visits has not been important financially.

•

A strategic underweighting in financial companies, which can be viewed as commodities to an extent because of these companies’ strong reliance on interest rates, was the largest contributor to the Portfolio’s relative outperformance during the period. With rates pinned to nearly zero and demographic, political and productivity trends pointing to decelerating long-term growth, government stimulus-fed inflation seems to be the variable most likely to change. A steeper yield curve would benefit financials while above-expectation inflation favors those with pricing power.

•

The decline in the price of crude oil and performance of energy stocks over the year reinforced the Portfolio’s systemic underweight to energy, not as a tactical “sector call”, but due to a general avoidance of purely commodity driven businesses. This structural underweighting was the largest relative contributor to the Portfolio’s performance during the year.

What hurt performance during the year:

•

While industrial companies exposed to infrastructure spending (Herc Holdings, Inc.) and “nesting” at home (Graco, Inc.) performed well, those supporting the aerospace and energy sectors, including Portfolio holdings Crane Co. and Kaman Corp. were challenged this year.

•

Holdings with exposure to live entertainment, including Ryman Hospitality Properties, Inc. and The Madison Square Garden Co., faced a difficult environment as COVID-19 brought live events and travel to a halt during the year. However, these companies had strong 4th quarter performance as the market began to look beyond the vaccine to a more normalized environment and we believe these companies are poised to continue leading a cyclical rotation higher in 2021 as we get closer to that scenario.

•

A lower exposure to technology companies was a detractor to performance during the year. Technology stocks are benefiting from accelerating adoption of digital goods and services as consumers continue to rely on internet infrastructure to perform many of the activities normally reserved for the physical world. How these stocks perform in a full-blown economic recovery and how large they can get, especially when under increasing government scrutiny, remains a question.

Portfolio Positioning and Outlook — GAMCO Asset Management, Inc.

As synchronously as stocks declined at the outset of COVID, the rebound has not been as uniform. Significant valuation disparities remain in the market and

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

economic, political and social changes are as violent as ever. This should lead to greater opportunities for active managers over the coming years. We think greater returns are available looking beyond just the Big Five or index constituents such as Tesla that passive managers will be forced to buy. Finally, we think M&A activity, deferred in some cases but made more urgent in others as buyers and sellers contend with altered competitive landscapes and divergent balance sheet positions, should boom in 2021. Owning consolidation candidates has traditionally allowed us to capture excess returns where we harvest positions regularly at irregular intervals.

As fundamental, bottom-up investors, we continue to seek excellent businesses trading at discounts to Private Market Value with catalysts in place to surface value. Merger & acquisition activity has seen a resurgence in recent months, and financial engineering and even share buybacks are beginning to resume. Despite the market rebound from the March lows, we currently see many opportunities of companies still trading at depressed valuations that should rebound strongly once the economy fully re-opens post-COVID. GAMCO’s Private Market Value with a Catalyst™ methodology, supported by deep fundamental research on a wide range of companies, should be particularly well-suited to this environment. We remain disciplined yet adaptable in our approach and long-term with ever-present intensity in our outlook.

Sector Weightings as of December 31, 2020	% of Net Assets
Industrials	42.2%
Consumer Discretionary	12.6
Communication Services	8.9
Materials	7.9
Consumer Staples	5.7
Health Care	5.4
Utilities	5.0
Financials	4.2
Information Technology	3.9
Real Estate	3.2
Repurchase Agreements	1.0
Energy	0.6
Investment Company	0.3
Cash and Other	(0.9)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,343.70	$6.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.79	5.40
Class IB
Actual	1,000.00	1,343.60	6.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.79	5.40
Class K
Actual	1,000.00	1,345.20	4.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.05	4.13

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.06%, 1.06% and 0.81%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (8.9%)
Diversified Telecommunication Services (1.4%)
Cincinnati Bell, Inc.*	590,669	$9,025,422
Consolidated Communications Holdings, Inc.*	41,905	204,915
Iridium Communications, Inc.*	567,000	22,297,275
Liberty Global plc, Class A*	97,471	2,360,748
Liberty Global plc, Class C*	230,000	5,439,500
Liberty Latin America Ltd., Class A*	35,000	389,550
Liberty Latin America Ltd., Class C*	8,920	98,923
Verizon Communications, Inc.	95,000	5,581,250

		45,397,583

Entertainment (3.4%)
IMAX Corp.*	62,000	1,117,240
Liberty Media Corp.-Liberty Braves, Class A*	290,000	7,212,300
Liberty Media Corp.-Liberty Braves, Class C*	161,000	4,005,680
Live Nation Entertainment, Inc.*	345,000	25,350,600
Madison Square Garden Entertainment Corp.*	174,000	18,276,960
Madison Square Garden Sports Corp., Class A*	177,000	32,585,700
Marcus Corp. (The)	520,000	7,009,600
Reading International, Inc., Class A*	65,000	326,300
Reading International, Inc., Class B (x)*	10,976	249,814
Take-Two Interactive Software, Inc.*	63,500	13,194,665
World Wrestling Entertainment, Inc., Class A	29,000	1,393,450

		110,722,309

Interactive Media & Services (0.0%)
Cars.com, Inc.*	22,000	248,600

Media (3.4%)
AMC Networks, Inc., Class A (x)*	124,000	4,435,480
Beasley Broadcast Group, Inc., Class A (x)‡	550,000	819,500
Clear Channel Outdoor Holdings, Inc.*	1,202,339	1,983,860
Corus Entertainment, Inc., Class B (x)	345,000	1,160,028
Discovery, Inc., Class A (x)*	12,000	361,080
Discovery, Inc., Class C*	35,000	916,650
DISH Network Corp., Class A*	18,974	613,619
EW Scripps Co. (The), Class A	2,297,000	35,121,130
Gray Television, Inc.*	319,300	5,712,277
Gray Television, Inc., Class A*	39,002	651,727
Grupo Televisa SAB (ADR)*	100,000	824,000
Interpublic Group of Cos., Inc. (The)	800,000	18,816,000
Loral Space & Communications, Inc.	225,000	4,722,750
Meredith Corp.	234,000	4,492,800
MSG Networks, Inc., Class A*	670,015	9,876,021
Nexstar Media Group, Inc., Class A	31,000	3,384,890
Salem Media Group, Inc. (x)	310,000	322,400
Sinclair Broadcast Group, Inc., Class A (x)	265,000	8,440,250
Sirius XM Holdings, Inc. (x)	1,000,000	6,370,000
Townsquare Media, Inc., Class A	153,000	1,018,980
WideOpenWest, Inc.*	305,751	3,262,363

		113,305,805

Wireless Telecommunication Services (0.7%)
Gogo, Inc. (x)*	325,000	3,129,750
Rogers Communications, Inc., Class B	200,000	9,318,000
Shenandoah Telecommunications Co.	119,000	5,146,750
Telephone and Data Systems, Inc.	88,000	1,634,160
United States Cellular Corp.*	95,000	2,915,550
VEON Ltd. (ADR)	700,000	1,057,000

		23,201,210

Total Communication Services		292,875,507

Consumer Discretionary (12.6%)
Auto Components (2.9%)
BorgWarner, Inc.	246,000	9,505,440
Cooper Tire & Rubber Co.	20,000	810,000
Dana, Inc.	1,185,035	23,131,883
Freni Brembo SpA*	1,000,000	13,193,820
Garrett Motion, Inc. (x)*	280,000	1,240,400
Gentex Corp.	190,000	6,446,700
Modine Manufacturing Co.*	990,100	12,435,656
Standard Motor Products, Inc.	149,100	6,032,586
Stoneridge, Inc.*	240,000	7,255,200
Strattec Security Corp.	201,200	9,931,232
Superior Industries International, Inc.*	200,000	818,000
Tenneco, Inc., Class A*	420,000	4,452,000

		95,252,917

Automobiles (0.2%)
Thor Industries, Inc.	4,000	371,960
Winnebago Industries, Inc.	100,000	5,994,000

		6,365,960

Distributors (0.1%)
Uni-Select, Inc.	345,000	2,198,091

Diversified Consumer Services (0.0%)
Universal Technical Institute, Inc.*	200,000	1,292,000

Hotels, Restaurants & Leisure (3.6%)
Biglari Holdings, Inc., Class A*‡	12,500	7,312,500
Biglari Holdings, Inc., Class B*	12,000	1,334,400
Boyd Gaming Corp.*	1,060,000	45,495,200
Canterbury Park Holding Corp.*‡	323,000	3,843,700
Cheesecake Factory, Inc. (The) (x)	319,000	11,822,140
Churchill Downs, Inc.	111,000	21,621,690

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Cracker Barrel Old Country Store, Inc.	6,000	$791,520
Denny’s Corp.*	248,080	3,641,815
Dover Motorsports, Inc.	685,012	1,554,977
Full House Resorts, Inc.*	445,000	1,748,850
Golden Entertainment, Inc.*	180,100	3,582,189
International Game Technology plc (x)	80,000	1,355,200
Las Vegas Sands Corp.	96,800	5,769,280
Nathan’s Famous, Inc.	172,005	9,498,116

		119,371,577

Household Durables (2.0%)
Bassett Furniture Industries, Inc.	370,500	7,439,640
Cavco Industries, Inc.*	159,000	27,896,550
Ethan Allen Interiors, Inc.	25,000	505,250
Hunter Douglas NV*	21,000	1,647,029
La-Z-Boy, Inc.	310,000	12,350,400
Lennar Corp., Class B	105,000	6,426,000
Nobility Homes, Inc.	155,000	3,797,500
Skyline Champion Corp.*	197,000	6,095,180

		66,157,549

Internet & Direct Marketing Retail (0.6%)
1-800-Flowers.com, Inc., Class A*	550,000	14,300,000
Lands’ End, Inc. (x)*	102,000	2,200,140
Stamps.com, Inc.*	10,000	1,961,900

		18,462,040

Leisure Products (0.3%)
Brunswick Corp.	60,000	4,574,400
Marine Products Corp.	267,500	3,889,450
Universal Entertainment Corp.*	55,000	1,267,735

		9,731,585

Specialty Retail (2.6%)
Aaron’s Co., Inc. (The)*	73,000	1,384,080
AutoNation, Inc.*	410,000	28,613,900
Big 5 Sporting Goods Corp. (x)	150,000	1,531,500
Bowlin Travel Centers, Inc.*	77,200	172,156
Carvana Co.*	4,800	1,149,792
Monro, Inc.	60,000	3,198,000
O’Reilly Automotive, Inc.*	10,000	4,525,700
Penske Automotive Group, Inc.	460,000	27,319,400
Pets at Home Group plc	260,000	1,479,799
Sally Beauty Holdings, Inc.*	540,000	7,041,600
Tractor Supply Co.	76,000	10,684,080

		87,100,007

Textiles, Apparel & Luxury Goods (0.3%)
Hanesbrands, Inc.	172,000	2,507,760
Movado Group, Inc.*	239,000	3,972,180
Wolverine World Wide, Inc.	53,500	1,671,875

		8,151,815

Total Consumer Discretionary		414,083,541

Consumer Staples (5.7%)
Beverages (1.2%)
Boston Beer Co., Inc. (The), Class A*	5,800	5,766,882
Brown-Forman Corp., Class A	88,000	6,465,360
Crimson Wine Group Ltd.*	368,000	1,968,800
Davide Campari-Milano NV	615,000	7,017,280
National Beverage Corp. (x)	58,200	4,941,180
Primo Water Corp.	745,000	11,681,600

		37,841,102

Food & Staples Retailing (1.3%)
Casey’s General Stores, Inc.	19,000	3,393,780
Ingles Markets, Inc., Class A‡	774,000	33,018,839
United Natural Foods, Inc.*	85,000	1,357,450
Village Super Market, Inc., Class A	120,000	2,647,200
Weis Markets, Inc.	70,000	3,346,700

		43,763,969

Food Products (1.8%)
Calavo Growers, Inc.	49,000	3,402,070
Farmer Bros Co. (x)*	275,000	1,284,250
Flowers Foods, Inc.	60,000	1,357,800
Hain Celestial Group, Inc. (The)*	235,800	9,467,370
Ingredion, Inc.	20,000	1,573,400
J & J Snack Foods Corp.	45,000	6,991,650
John B Sanfilippo & Son, Inc.	17,000	1,340,620
Lifeway Foods, Inc.*	39,000	210,990
Limoneira Co.	45,000	749,250
Maple Leaf Foods, Inc.	112,000	2,483,023
Post Holdings, Inc.*	100,000	10,101,000
Rock Field Co. Ltd.	335,000	5,087,211
Tootsie Roll Industries, Inc. (x)	474,000	14,077,800

		58,126,434

Household Products (1.2%)
Church & Dwight Co., Inc.	100,000	8,723,000
Energizer Holdings, Inc.	150,000	6,327,000
Oil-Dri Corp. of America‡	423,000	14,415,840
WD-40 Co.	42,000	11,158,560

		40,624,400

Personal Products (0.2%)
BellRing Brands, Inc., Class A*	27,968	679,902
Edgewell Personal Care Co.	142,068	4,912,712
United-Guardian, Inc.	140,000	1,999,200

		7,591,814

Total Consumer Staples		187,947,719

Energy (0.6%)
Energy Equipment & Services (0.4%)
Dril-Quip, Inc.*	254,000	7,523,480
KLX Energy Services Holdings, Inc. (x)*	16,000	103,360
Oceaneering International, Inc.*	135,000	1,073,250
RPC, Inc.*	1,180,000	3,717,000

		12,417,090

Oil, Gas & Consumable Fuels (0.2%)
CNX Resources Corp.*	190,000	2,052,000
Navigator Holdings Ltd.*	155,000	1,697,250
ONEOK, Inc.	138,000	5,296,440

		9,045,690

Total Energy		21,462,780

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Financials (4.2%)
Banks (1.8%)
Ameris Bancorp	37,000	$1,408,590
Atlantic Capital Bancshares, Inc.*	54,000	859,680
Atlantic Union Bankshares Corp.	12,000	395,280
Boston Private Financial Holdings, Inc.	470,000	3,971,500
Cadence Bancorp	50,000	821,000
Colony Bankcorp, Inc.	12,000	175,800
Eagle Bancorp, Inc.	64,000	2,643,200
FB Financial Corp.	12,000	416,760
First Bancorp (Nasdaq Stock Exchange)	10,000	338,300
First Bancorp (Quotrix Stock Exchange)	84,000	774,480
First Busey Corp.	28,500	614,175
First Horizon National Corp.	64,000	816,640
Flushing Financial Corp.	617,000	10,266,880
FNB Corp.	46,000	437,000
Hope Bancorp, Inc.	570,000	6,218,700
Huntington Bancshares, Inc.	250,000	3,157,500
OceanFirst Financial Corp.	61,500	1,145,745
Renasant Corp.	10,000	336,800
Sandy Spring Bancorp, Inc.	50,000	1,609,500
Seacoast Banking Corp. of Florida*	37,000	1,089,650
ServisFirst Bancshares, Inc.	26,000	1,047,540
South State Corp.	12,000	867,600
Southern First Bancshares, Inc.*	11,000	388,850
Southern National Bancorp of Virginia, Inc.	11,000	133,210
Sterling Bancorp	746,000	13,413,080
Synovus Financial Corp.	79,000	2,557,230
Thomasville Bancshares, Inc.	15,960	813,960
Towne Bank	11,000	258,280
Trustmark Corp.	12,000	327,720
United Community Banks, Inc.	23,000	654,120

		57,958,770

Capital Markets (2.0%)
BKF Capital Group, Inc.*	13,000	156,000
Charles Schwab Corp. (The)	85,000	4,508,400
Cohen & Steers, Inc.	304,000	22,587,200
Federated Hermes, Inc., Class B	80,000	2,311,200
GAM Holding AG*	500,000	1,222,185
Janus Henderson Group plc	266,000	8,647,660
KKR & Co., Inc., Class A	154,000	6,235,460
PJT Partners, Inc., Class A	96,000	7,224,000
Pzena Investment Management, Inc., Class A	80,000	584,000
Waddell & Reed Financial, Inc., Class A	490,000	12,480,300
Wright Investors’ Service Holdings, Inc.*	180,000	47,475

		66,003,880

Consumer Finance (0.3%)
Medallion Financial Corp.*	180,000	882,000
PROG Holdings, Inc.	151,000	8,134,370

		9,016,370

Insurance (0.1%)
Alleghany Corp.	3,000	1,811,070
Argo Group International Holdings Ltd.	70,000	3,059,000

		4,870,070

Thrifts & Mortgage Finance (0.0%)
Capitol Federal Financial, Inc.	34,000	425,000
Crazy Woman Creek Bancorp, Inc.	14,500	278,400

		703,400

Total Financials		138,552,490

Health Care (5.4%)
Biotechnology (0.1%)
Invitae Corp. (x)*	72,500	3,031,225
OPKO Health, Inc. (x)*	200,000	790,000

		3,821,225

Health Care Equipment & Supplies (4.4%)
Align Technology, Inc.*	300	160,314
Biolase, Inc.*	1	—
Cantel Medical Corp.	35,000	2,760,100
Cardiovascular Systems, Inc.*	41,000	1,794,160
CONMED Corp.	60,500	6,776,000
Cooper Cos., Inc. (The)	15,000	5,449,800
Cutera, Inc.*	707,000	17,045,770
DexCom, Inc.*	13,000	4,806,360
Heska Corp.*	28,500	4,151,025
ICU Medical, Inc.*	25,000	5,362,250
IntriCon Corp.*	172,000	3,113,200
Masimo Corp.*	92,000	24,690,960
Meridian Bioscience, Inc.*	190,000	3,551,100
Neogen Corp.*	20,000	1,586,000
NuVasive, Inc.*	151,000	8,505,830
Orthofix Medical, Inc.*	64,000	2,750,720
Quidel Corp.*	194,500	34,941,925
STERIS plc	84,000	15,921,360
Surmodics, Inc.*	50,000	2,176,000

		145,542,874

Health Care Providers & Services (0.4%)
Chemed Corp.	2,500	1,331,525
Covetrus, Inc.*	30,000	862,200
Henry Schein, Inc.*	20,000	1,337,200
Patterson Cos., Inc.	344,000	10,192,720

		13,723,645

Health Care Technology (0.1%)
Evolent Health, Inc., Class A*	85,000	1,362,550
Teladoc Health, Inc.*	10,000	1,999,600

		3,362,150

Life Sciences Tools & Services (0.4%)
Bio-Rad Laboratories, Inc., Class A*	20,000	11,658,800

Pharmaceuticals (0.0%)
Cassava Sciences, Inc.*	1	7

Total Health Care		178,108,701

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Industrials (42.1%)
Aerospace & Defense (6.7%)
AAR Corp.	102,000	$3,694,440
Aerojet Rocketdyne Holdings, Inc.*	1,605,000	84,824,250
Astronics Corp.*	9,000	119,070
Astronics Corp., Class B (x)*	22,937	304,429
Curtiss-Wright Corp.	201,000	23,386,350
Ducommun, Inc.*	100,000	5,370,000
HEICO Corp.	120,900	16,007,160
HEICO Corp., Class A	3,000	351,180
Innovative Solutions and Support, Inc.	106,409	693,787
Kaman Corp.	988,000	56,444,440
Moog, Inc., Class A	67,000	5,313,100
Moog, Inc., Class B (x)	32,321	2,563,055
Park Aerospace Corp.	716,500	9,608,265
Textron, Inc.	287,000	13,870,710

		222,550,236

Building Products (1.7%)
A O Smith Corp.	80,000	4,385,600
Armstrong Flooring, Inc. (x)*	626,000	2,391,320
Fortune Brands Home & Security, Inc.	14,000	1,200,080
Gibraltar Industries, Inc.*	33,000	2,374,020
Griffon Corp.	2,035,000	41,473,300
Johnson Controls International plc	120,000	5,590,800

		57,415,120

Commercial Services & Supplies (5.7%)
ACCO Brands Corp.	155,000	1,309,750
Casella Waste Systems, Inc., Class A*	155,000	9,602,250
Covanta Holding Corp.	212,000	2,783,560
IAA, Inc.*	428,000	27,811,440
KAR Auction Services, Inc.	440,000	8,188,400
Kimball International, Inc., Class B	138,000	1,649,100
Loomis AB	220,000	6,048,422
Matthews International Corp., Class A	505,000	14,847,000
McGrath RentCorp	23,000	1,543,300
Republic Services, Inc.	367,500	35,390,250
Rollins, Inc.	1,633,000	63,801,310
Team, Inc. (x)*	1,270,000	13,843,000

		186,817,782

Construction & Engineering (0.3%)
Aegion Corp.*	70,000	1,329,300
Arcosa, Inc.	100,000	5,493,000
Granite Construction, Inc.	15,000	400,650
Valmont Industries, Inc.	10,000	1,749,300

		8,972,250

Electrical Equipment (2.2%)
Allied Motion Technologies, Inc.	31,359	1,602,445
AMETEK, Inc.	338,000	40,877,720
AZZ, Inc.	153,000	7,258,320
Rockwell Automation, Inc.	89,000	22,322,090
Vicor Corp.*	12,000	1,106,640

		73,167,215

Industrial Conglomerates (0.5%)
Raven Industries, Inc.	130,000	4,301,700
Roper Technologies, Inc.	26,500	11,423,885

		15,725,585

Machinery (18.2%)
Albany International Corp., Class A	39,000	2,863,380
Altra Industrial Motion Corp.	38,000	2,106,340
Astec Industries, Inc.	450,000	26,046,000
Chart Industries, Inc.*	151,000	17,786,290
CIRCOR International, Inc.*	657,769	25,284,640
CNH Industrial NV*	2,690,000	34,539,600
Crane Co.	555,000	43,101,300
Donaldson Co., Inc.	213,000	11,902,440
Eastern Co. (The)	241,000	5,808,100
Enerpac Tool Group Corp.	12,000	271,320
EnPro Industries, Inc.	410,000	30,963,200
Federal Signal Corp.	616,000	20,432,720
Flowserve Corp.	104,000	3,832,400
Franklin Electric Co., Inc.	256,000	17,717,760
Gorman-Rupp Co. (The)	384,000	12,460,800
Graco, Inc.	445,000	32,195,750
Graham Corp.	40,000	607,200
Hyster-Yale Materials Handling, Inc.	80,722	4,806,995
IDEX Corp.	94,000	18,724,800
Interpump Group SpA	218,000	10,743,337
Kennametal, Inc.	232,000	8,407,680
L B Foster Co., Class A*	240,027	3,612,406
Lincoln Electric Holdings, Inc.	101,500	11,799,375
Lindsay Corp.	61,000	7,836,060
LS Starrett Co. (The), Class A*‡	420,989	1,780,784
Lydall, Inc.*	43,000	1,291,290
Manitowoc Co., Inc. (The)*	34,000	452,540
Middleby Corp. (The)*	4,800	618,816
Mueller Industries, Inc.	1,525,500	53,560,305
Mueller Water Products, Inc., Class A	1,435,000	17,765,300
Navistar International Corp.*	880,000	38,684,800
Nordson Corp.	40,000	8,038,000
Park-Ohio Holdings Corp.	525,000	16,222,500
Shyft Group, Inc. (The)	298,000	8,457,240
Standex International Corp.	81,291	6,301,678
Tennant Co.	320,000	22,454,400
Toro Co. (The)	48,000	4,552,320
Trinity Industries, Inc.	432,094	11,402,961
Twin Disc, Inc.*	420,000	3,297,000
Watts Water Technologies, Inc., Class A	328,000	39,917,600
Welbilt, Inc.*	73,500	970,200
Woodward, Inc.	93,000	11,302,290

		600,919,917

Road & Rail (0.0%)
Hertz Global Holdings, Inc. (x)*	10,000	12,800

Trading Companies & Distributors (6.4%)
GATX Corp.	904,000	75,194,720
H&E Equipment Services, Inc.	22,000	655,820
Herc Holdings, Inc.*	1,424,001	94,567,842
Lawson Products, Inc.*	104,000	5,294,640

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Rush Enterprises, Inc., Class B‡	747,000	$28,303,830
Titan Machinery, Inc.*	60,000	1,173,000
United Rentals, Inc.*	27,000	6,261,570

		211,451,422

Transportation Infrastructure (0.4%)
Macquarie Infrastructure Corp.	90,000	3,379,500
Signature Aviation plc*	1,700,000	8,996,782

		12,376,282

Total Industrials		1,389,408,609

Information Technology (3.9%)
Communications Equipment (0.1%)
Communications Systems, Inc.	439,106	2,006,714
EchoStar Corp., Class A*	30,000	635,700

		2,642,414

Electronic Equipment, Instruments & Components (2.1%)
Badger Meter, Inc.	118,500	11,146,110
Bel Fuse, Inc., Class A (x)‡	168,008	2,242,907
CTS Corp.	1,028,000	35,291,240
Daktronics, Inc.	136,000	636,480
Itron, Inc.*	65,000	6,233,500
Landis+Gyr Group AG (x)*	14,000	1,097,481
Littelfuse, Inc.	56,200	14,311,892
Trans-Lux Corp.*	102,500	18,450

		70,978,060

IT Services (0.1%)
Alithya Group, Inc., Class A*	745,000	1,564,500
Steel Connect, Inc.*	980,000	771,260

		2,335,760

Software (0.7%)
A10 Networks, Inc.*	14,007	138,109
Fortinet, Inc.*	26,000	3,861,780
GTY Technology Holdings, Inc. (x)*	173,800	900,284
Tyler Technologies, Inc.*	38,300	16,718,716

		21,618,889

Technology Hardware, Storage & Peripherals (0.9%)
3D Systems Corp. (x)*	138,000	1,446,240
Avid Technology, Inc.*	142,000	2,253,540
Diebold Nixdorf, Inc.*	1,542,000	16,437,720
Stratasys Ltd. (x)*	460,000	9,531,200
TransAct Technologies, Inc. (x)*	80,000	568,000

		30,236,700

Total Information Technology		127,811,823

Materials (7.8%)
Chemicals (5.0%)
Ashland Global Holdings, Inc.	58,000	4,593,600
Core Molding Technologies, Inc.*	345,000	4,857,600
Element Solutions, Inc.	67,000	1,187,910
Ferro Corp.*	2,090,000	30,576,700
FMC Corp.	30,000	3,447,900
GCP Applied Technologies, Inc.*	644,080	15,232,492
Hawkins, Inc.	3,000	156,930
HB Fuller Co.	360,000	18,676,800
Huntsman Corp.	130,000	3,268,200
Livent Corp.*	42,059	792,391
Minerals Technologies, Inc.	198,000	12,299,760
NewMarket Corp.	15,000	5,974,350
Olin Corp.	136,000	3,340,160
Quaker Chemical Corp.	5,000	1,266,950
Scotts Miracle-Gro Co. (The)	74,000	14,736,360
Sensient Technologies Corp.	227,000	16,745,790
Takasago International Corp.	40,000	919,665
Tredegar Corp.	1,440,000	24,048,000
Valvoline, Inc.	164,720	3,811,621

		165,933,179

Containers & Packaging (1.6%)
Greif, Inc., Class A	212,030	9,939,967
Myers Industries, Inc.	1,605,000	33,351,900
Sonoco Products Co.	155,000	9,183,750

		52,475,617

Metals & Mining (1.0%)
Allegheny Technologies, Inc.*	567,000	9,508,590
Ampco-Pittsburgh Corp. (x)*	619,484	3,394,772
Barrick Gold Corp.	24,000	546,720
Haynes International, Inc.	15,000	357,600
Kinross Gold Corp.	45,000	330,300
Materion Corp.	290,000	18,478,800
TimkenSteel Corp.*	423,088	1,975,821

		34,592,603

Paper & Forest Products (0.2%)
Louisiana-Pacific Corp.	140,000	5,203,800

Total Materials		258,205,199

Real Estate (3.2%)
Equity Real Estate Investment Trusts (REITs) (1.3%)
Ryman Hospitality Properties, Inc. (REIT)	610,000	41,333,600
Seritage Growth Properties (REIT), Class A (x)*	70,000	1,027,600

		42,361,200

Real Estate Management & Development (1.9%)
Capital Properties, Inc., Class A	68,504	846,024
Griffin Industrial Realty, Inc.*‡	337,008	21,063,000
Gyrodyne LLC*	4,004	68,028
St Joe Co. (The)	830,000	35,233,500
Tejon Ranch Co.*	430,000	6,213,500

		63,424,052

Total Real Estate		105,785,252

Utilities (5.0%)
Electric Utilities (2.4%)
Evergy, Inc.	150,000	8,326,500
Otter Tail Corp.	325,000	13,848,250
PNM Resources, Inc.	1,160,000	56,294,800

		78,469,550

Gas Utilities (1.1%)
Chesapeake Utilities Corp.	6,000	649,260
National Fuel Gas Co.	170,000	6,992,100

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Northwest Natural Holding Co.	32,000	$1,471,680
ONE Gas, Inc.	40,000	3,070,800
Southwest Gas Holdings, Inc.	421,000	25,575,750

		37,759,590

Independent Power and Renewable Electricity Producers (0.4%)
AES Corp. (The)	240,000	5,640,000
Ormat Technologies, Inc.	84,000	7,583,520

		13,223,520

Multi-Utilities (0.8%)
Black Hills Corp.	188,000	11,552,600
NorthWestern Corp.	270,000	15,743,700

		27,296,300

Water Utilities (0.3%)
Cadiz, Inc. (x)*	10,000	106,500
SJW Group	105,000	7,282,800
York Water Co. (The)	43,500	2,027,100

		9,416,400

Total Utilities		166,165,360

Total Common Stocks (99.4%) (Cost $1,467,173,323)		3,280,406,981

PREFERRED STOCK:
Industrials (0.1%)
Industrial Conglomerates (0.1%)
Steel Partners Holdings LP 6.000%	95,000	1,881,000

Total Preferred Stock (0.1%) (Cost $2,246,305)		1,881,000

	Number of Rights	Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Media (0.0%)
Media General, Inc., CVR (r)* (Cost $204,019)	877,500	—

	Number of Warrants	Value (Note 1)
WARRANTS:
Materials (0.1%)
Metals & Mining (0.1%)
Ampco-Pittsburgh Corp., expiring 8/1/25* (Cost $—)	532,000	468,155

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.3%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	10,000,000	10,000,000

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.0%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $1,000,013, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $1,020,002. (xx)	$1,000,000	$1,000,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $3,300,073, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $3,366,012. (xx)	3,300,000	3,300,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $1,268,499, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $1,409,445. (xx)	1,268,452	1,268,452
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $607,265, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $619,407. (xx)	607,261	607,261
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $7,000,163, collateralized by various Common Stocks; total market value $7,777,869. (xx)	7,000,000	7,000,000
NBC Global Finance Ltd., 0.28%, dated 12/31/20, due 1/7/21, repurchase price $3,000,163, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 2.125%-5.000%, maturing 2/28/23-5/15/37; total market value $3,327,667. (xx)	3,000,000	3,000,000
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $8,000,178, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125%-3.625%, maturing 9/30/21-8/15/49; total market value $8,875,171. (xx)	8,000,000	8,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Societe Generale SA, 0.08%, dated 12/31/20, due 1/7/21, repurchase price $10,000,156, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/19/21-11/15/49; total market value $10,200,001. (xx)	$10,000,000	$10,000,000

Total Repurchase Agreements		34,175,713

Total Short-Term Investments (1.3%) (Cost $44,175,713)		44,175,713

Total Investments in Securities (100.9%) (Cost $1,513,799,360)		3,326,931,849
Other Assets Less Liabilities (-0.9%)		(28,498,649)

Net Assets (100%)		$3,298,433,200

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $46,270,660. This was collateralized by $3,474,296 of various U.S. Government Treasury Securities, ranging from 0.000% – 6.250%, maturing 1/14/21 – 8/15/50 and by cash of $44,175,713 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR — American Depositary Receipt

CVR — Contingent Value Right

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Communication Services
Media
Beasley Broadcast Group, Inc., Class A (x)	550,000	1,946,777	67,658	(165,645)	(182,317)	(846,973)	819,500	31,501	—
Consumer Discretionary
Hotels, Restaurants & Leisure
Biglari Holdings, Inc., Class A**	12,500	4,080,000	2,173,122	(180,175)	5,865	1,233,688	7,312,500	—	—
Canterbury Park Holding Corp.*	323,000	4,005,200	—	—	—	(161,500)	3,843,700	—	—
Consumer Staples
Food & Staples Retailing
Ingles Markets, Inc., Class A	774,000	37,247,840	—	(420,295)	119,635	(3,928,341)	33,018,839	515,741	—
Household Products
Oil-Dri Corp. of America	423,000	15,623,750	—	(291,982)	150,117	(1,066,045)	14,415,840	433,496	—
Industrials
Machinery
LS Starrett Co. (The), Class A**	420,989	1,716,000	426,088	—	—	(361,304)	1,780,784	—	—
Trading Companies & Distributors
Rush Enterprises, Inc., Class B	747,000	23,622,330	—	(713,284)	1,960	5,392,824	28,303,830	308,200	—
Information Technology
Electronic Equipment, Instruments & Components
Bel Fuse, Inc., Class A (x)	168,008	2,597,856	53,330	(2,921)	(1,752)	(403,606)	2,242,907	39,683	—
Real Estate
Real Estate Management & Development
Griffin Industrial Realty, Inc.*	337,008	12,894,170	407,824	—	—	7,761,006	21,063,000	—	—

Total		103,733,923	3,128,022	(1,774,302)	93,508	7,619,749	112,800,900	1,328,621	—

**	Not affiliated at December 31, 2019.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$282,876,799	$9,998,708	$—		$292,875,507
Consumer Discretionary	370,646,550	43,436,991	—		414,083,541
Consumer Staples	172,441,158	15,506,561	—		187,947,719
Energy	21,462,780	—	—		21,462,780
Financials	136,237,945	2,314,545	—		138,552,490
Health Care	178,108,701	—	—		178,108,701
Industrials	1,355,382,584	34,026,025	—		1,389,408,609
Information Technology	124,471,435	3,340,388	—		127,811,823
Materials	257,285,534	919,665	—		258,205,199
Real Estate	104,871,200	914,052	—		105,785,252
Utilities	166,165,360	—	—		166,165,360
Preferred Stock
Industrials	1,881,000	—	—		1,881,000
Rights
Communication Services	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Company	10,000,000	—	—		10,000,000
Repurchase Agreements	—	34,175,713	—		34,175,713
Warrant
Materials	468,155	—	—		468,155

Total Assets	$3,182,299,201	$144,632,648	$—		$3,326,931,849

Total Liabilities	$—	$—	$—		$—

Total	$3,182,299,201	$144,632,648	$—		$3,326,931,849

(a)	Value is zero.

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$136,664,129
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$306,463,620

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,946,922,674
Aggregate gross unrealized depreciation	(138,471,224)

Net unrealized appreciation	$1,808,451,450

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,518,480,399

For the year ended December 31, 2020, the Portfolio incurred approximately $18,478 as brokerage commissions with G. Research, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $55,091,722)	$112,800,900
Unaffiliated Issuers (Cost $1,424,531,925)	3,179,955,236
Repurchase Agreements (Cost $34,175,713)	34,175,713
Cash	12,423,015
Foreign cash (Cost $752,535)	820,521
Receivable for securities sold	4,515,208
Dividends, interest and other receivables	2,043,719
Receivable for Portfolio shares sold	204,264
Securities lending income receivable	54,503
Other assets	10,510

Total assets	3,347,003,589

LIABILITIES
Payable for return of collateral on securities loaned	44,175,713
Investment management fees payable	1,900,984
Payable for Portfolio shares redeemed	919,354
Payable for securities purchased	676,483
Distribution fees payable – Class IB	534,054
Administrative fees payable	259,254
Distribution fees payable – Class IA	47,161
Trustees’ fees payable	875
Accrued expenses	56,511

Total liabilities	48,570,389

NET ASSETS	$3,298,433,200

Net assets were comprised of:
Paid in capital	$1,449,137,560
Total distributable earnings (loss)	1,849,295,640

Net assets	$3,298,433,200

Class IA
Net asset value, offering and redemption price per share, $226,425,839 / 3,562,947 shares outstanding (unlimited amount authorized: $0.01 par value)	$63.55

Class IB
Net asset value, offering and redemption price per share, $2,571,252,357 / 40,375,084 shares outstanding (unlimited amount authorized: $0.01 par value)	$63.68

Class K
Net asset value, offering and redemption price per share, $500,755,004 / 7,877,035 shares outstanding (unlimited amount authorized: $0.01 par value)	$63.57

(x)	Includes value of securities on loan of $46,270,660.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends ($1,328,621 of dividend income received from affiliates) (net of $148,791 foreign withholding tax)	$43,448,971
Interest	159,376
Securities lending (net)	1,304,720

Total income	44,913,067

EXPENSES
Investment management fees	19,600,756
Distribution fees – Class IB	5,328,016
Administrative fees	2,672,124
Distribution fees – Class IA	488,909
Printing and mailing expenses	227,905
Professional fees	139,213
Custodian fees	99,500
Trustees’ fees	93,405
Miscellaneous	59,711

Total expenses	28,709,539

NET INVESTMENT INCOME (LOSS)	16,203,528

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($93,508 realized gain (loss) from affiliates)	94,405,168
Foreign currency transactions	1,264

Net realized gain (loss)	94,406,432

Change in unrealized appreciation (depreciation) on:
Investments in securities ($7,619,749 of change in unrealized appreciation (depreciation) from affiliates)	185,788,749
Foreign currency translations	67,754

Net change in unrealized appreciation (depreciation)	185,856,503

NET REALIZED AND UNREALIZED GAIN (LOSS)	280,262,935

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$296,466,463

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$16,203,528	$19,018,719
Net realized gain (loss)	94,406,432	96,156,679
Net change in unrealized appreciation (depreciation)	185,856,503	526,894,799

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	296,466,463	642,070,197

Distributions to shareholders:
Class IA	(6,317,668)	(7,259,238)
Class IB	(71,150,482)	(75,786,981)
Class K	(15,288,138)	(17,693,137)

Total distributions to shareholders	(92,756,288)	(100,739,356)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 142,843 and 172,345 shares, respectively ]	7,171,412	9,911,134
Capital shares issued in reinvestment of dividends and distributions [ 105,612 and 122,636 shares, respectively ]	6,317,668	7,259,238
Capital shares repurchased [ (610,715) and (525,605) shares, respectively ]	(31,677,453)	(30,316,963)

Total Class IA transactions	(18,188,373)	(13,146,591)

Class IB
Capital shares sold [ 2,219,855 and 1,882,448 shares, respectively ]	110,718,792	107,756,311
Capital shares issued in reinvestment of dividends and distributions [ 1,186,375 and 1,277,739 shares, respectively ]	71,150,482	75,786,981
Capital shares repurchased [ (4,093,407) and (3,585,971) shares, respectively ]	(219,082,531)	(206,671,357)

Total Class IB transactions	(37,213,257)	(23,128,065)

Class K
Capital shares sold [ 3,078,341 and 336,502 shares, respectively ]	144,910,299	19,204,764
Capital shares issued in reinvestment of dividends and distributions [ 255,637 and 298,964 shares, respectively ]	15,288,138	17,693,137
Capital shares repurchased [ (4,362,459) and (2,326,586) shares, respectively ]	(236,679,931)	(132,401,780)

Total Class K transactions	(76,481,494)	(95,503,879)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(131,883,124)	(131,778,535)

TOTAL INCREASE (DECREASE) IN NET ASSETS	71,827,051	409,552,306
NET ASSETS:
Beginning of year	3,226,606,149	2,817,053,843

End of year	$3,298,433,200	$3,226,606,149

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020		2019		2018		2017		2016
Net asset value, beginning of year	$59.78		$50.02		$62.82		$58.54		$49.26

Income (loss) from investment operations:
Net investment income (loss) (e)	0.28	####	0.33	###	0.35	##	0.37	#####	0.23
Net realized and unrealized gain (loss)	5.28		11.33		(9.97)		8.84		11.23

Total from investment operations	5.56		11.66		(9.62)		9.21		11.46

Less distributions:
Dividends from net investment income	(0.40)		(0.35)		(0.35)		(0.38)		(0.27)
Distributions from net realized gains	(1.39)		(1.55)		(2.83)		(4.55)		(1.91)

Total dividends and distributions	(1.79)		(1.90)		(3.18)		(4.93)		(2.18)

Net asset value, end of year	$63.55		$59.78		$50.02		$62.82		$58.54

Total return	9.51%		23.35%		(15.57)%		16.08%		23.27%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$226,426		$234,644		$207,870		$259,242		$229,444
Ratio of expenses to average net assets:
After waivers (f)	1.07%		1.07%		1.07%		1.07%		1.08%
Before waivers (f)	1.07%		1.07%		1.07%		1.07%		1.08%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.53	%(bb)	0.57	%(cc)	0.57	%(aa)	0.61	%(ee)	0.45%
Before waivers (f)	0.53	%(bb)	0.57	%(cc)	0.57	%(aa)	0.61	%(ee)	0.45%
Portfolio turnover rate^	5%		2%		6%		10%		5%

	Year Ended December 31,
Class IB	2020		2019		2018		2017		2016
Net asset value, beginning of year	$59.90		$50.12		$62.94		$58.64		$49.34

Income (loss) from investment operations:
Net investment income (loss) (e)	0.29	####	0.33	###	0.35	##	0.37	#####	0.23
Net realized and unrealized gain (loss)	5.28		11.35		(9.99)		8.86		11.25

Total from investment operations	5.57		11.68		(9.64)		9.23		11.48

Less distributions:
Dividends from net investment income	(0.40)		(0.35)		(0.35)		(0.38)		(0.27)
Distributions from net realized gains	(1.39)		(1.55)		(2.83)		(4.55)		(1.91)

Total dividends and distributions	(1.79)		(1.90)		(3.18)		(4.93)		(2.18)

Net asset value, end of year	$63.68		$59.90		$50.12		$62.94		$58.64

Total return	9.51%		23.35%		(15.57)%		16.09%		23.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,571,252		$2,459,672		$2,079,297		$2,578,261		$2,327,234
Ratio of expenses to average net assets:
After waivers (f)	1.07%		1.07%		1.07%		1.07%		1.08%
Before waivers (f)	1.07%		1.07%		1.07%		1.07%		1.08%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.54	%(bb)	0.57	%(cc)	0.57	%(aa)	0.61	%(ee)	0.44%
Before waivers (f)	0.54	%(bb)	0.57	%(cc)	0.57	%(aa)	0.61	%(ee)	0.44%
Portfolio turnover rate^	5%		2%		6%		10%		5%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT GAMCO SMALL COMPANY VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020		2019		2018		2017		2016
Net asset value, beginning of year	$59.77		$50.01		$62.83		$58.53		$49.25

Income (loss) from investment operations:
Net investment income (loss) (e)	0.39	####	0.47	###	0.51	##	0.53	#####	0.36
Net realized and unrealized gain (loss)	5.33		11.33		(9.99)		8.85		11.25

Total from investment operations	5.72		11.80		(9.48)		9.38		11.61

Less distributions:
Dividends from net investment income	(0.53)		(0.49)		(0.51)		(0.53)		(0.42)
Distributions from net realized gains	(1.39)		(1.55)		(2.83)		(4.55)		(1.91)

Total dividends and distributions	(1.92)		(2.04)		(3.34)		(5.08)		(2.33)

Net asset value, end of year	$63.57		$59.77		$50.01		$62.83		$58.53

Total return	9.78%		23.65%		(15.36)%		16.39%		23.59%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$500,755		$532,290		$529,887		$631,932		$568,055
Ratio of expenses to average net assets:
After waivers (f)	0.82%		0.82%		0.82%		0.82%		0.83%
Before waivers (f)	0.82%		0.82%		0.82%		0.82%		0.83%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.76	%(bb)	0.82	%(cc)	0.82	%(aa)	0.86	%(ee)	0.69%
Before waivers (f)	0.76	%(bb)	0.82	%(cc)	0.82	%(aa)	0.86	%(ee)	0.69%
Portfolio turnover rate^	5%		2%		6%		10%		5%
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.24, $0.24 and $0.40 for Class IA, Class IB and Class K, respectively.
###	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.24, $0.24 and $0.39 for Class IA, Class IB and Class K, respectively.
####	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.12, $0.12 and $0.23 for Class IA, Class IB and Class K, respectively.
#####	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.23, $0.23 and $0.38 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.18% lower.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.31% lower.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.15% lower.
(ee)	Includes income resulting from a special dividend. Without this dividend, the ratios would have been 0.24%, 0.23% and 0.24% lower for Class IA, IB and Class K, respectively.

See Notes to Financial Statements.

1290 VT HIGH YIELD BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AXA Investment Managers, Inc.

➢	Post Advisory Group, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	6.48%	6.93%	4.99%
Portfolio – Class K Shares*	6.74	7.20	5.25
ICE BofA U.S. High Yield Index	6.17	8.43	5.78

* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 6.48% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the ICE BofA U.S. High Yield Index, which returned 6.17% over the same period.

Asset Class Overview

Portfolio Highlights

What helped performance during the year:

•

From a sector perspective, the Portfolio generated outperformance in the energy sector. Positive security selection was due to the avoidance of defaulting oilfield services companies and increasing exposure to several high conviction energy credits post the market sell-off. The Portfolio also experienced positive security selection in the telecommunications sector, including the avoidance of the large capital structures of Intelsat SA and Frontier Communications Corp., both of which filed for bankruptcy during the year. An overweight exposure to technology and security selection in cable satellite and finance companies also contributed to positive relative performance.

•	Security selection in 3-5 year duration bonds added to relative performance.

•

For the year in its entirety, positive security selection was a driver of outperformance. The positive security selection occurred primarily within the higher yielding portion of the market, led by both the avoidance of defaulting securities and high returns from several of the Portfolio’s higher yielding holdings.

What hurt performance during the year:

•

From a sector perspective, security selection within the health care, basic industry and media entertainment sectors detracted from performance. An underweight exposure in the independent sector also detracted.

•	Exposure to bank loans, which underperformed bonds during the year, detracted from performance.

•

A significant underweight to the longest duration segment of the market, which grew as a percentage of the market due to an increase in downgrades of Investment Grade securities, had a negative impact on relative performance.

Portfolio Characteristics As of December 31, 2020
Weighted Average Life (Years)	5.82
Weighted Average Coupon (%)	6.02
Weighted Average Effective Duration (Years)*	2.71
Weighted Average Rating**	B+

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1290 VT HIGH YIELD BOND PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2020	% of Net Assets
Industrials	12.7%
Financials	12.4
Information Technology	10.9
Communication Services	10.9
Exchange-Traded Funds	10.3
Energy	10.2
Consumer Discretionary	8.6
Health Care	6.9
Materials	6.4
Repurchase Agreements	4.5
Consumer Staples	4.0
Real Estate	2.5
Investment Companies	1.3
Cash and Other	(1.6)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,095.60	$5.27
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.08
Class K
Actual	1,000.00	1,095.90	3.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.37	3.81

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (80.8%)
Communication Services (10.9%)
Diversified Telecommunication Services (3.6%)
Altice France SA 7.375%, 5/1/26§	$325,000	$340,535
CCO Holdings LLC 5.750%, 2/15/26§	414,000	426,151
5.875%, 5/1/27§	166,000	172,849
5.000%, 2/1/28§	225,000	237,366
4.750%, 3/1/30§	158,000	170,482
4.500%, 8/15/30§	125,000	133,278
4.500%, 5/1/32§	400,000	427,088
CenturyLink, Inc. 5.125%, 12/15/26§	452,000	477,294
4.000%, 2/15/27§	263,000	270,890
Series G 6.875%, 1/15/28	375,000	434,456
Series W 6.750%, 12/1/23	178,000	197,358
Cincinnati Bell, Inc. 7.000%, 7/15/24§	655,000	681,200
Consolidated Communications, Inc. 6.500%, 10/1/28§	225,000	241,486
QTS Realty Trust, Inc. 3.875%, 10/1/28§	100,000	101,500
Sprint Capital Corp. 8.750%, 3/15/32	250,000	395,312
Switch Ltd. 3.750%, 9/15/28§	275,000	279,125
Virgin Media Finance plc 5.000%, 7/15/30§	400,000	416,000
Windstream Escrow LLC 7.750%, 8/15/28§	297,000	299,079
Zayo Group Holdings, Inc. 4.000%, 3/1/27§	1,448,000	1,454,270
6.125%, 3/1/28§	697,000	740,116

		7,895,835

Entertainment (1.6%)
Cinemark USA, Inc. 4.875%, 6/1/23	700,000	668,500
8.750%, 5/1/25§	225,000	243,562
Lions Gate Capital Holdings LLC 6.375%, 2/1/24§	98,000	100,573
Live Nation Entertainment, Inc. 4.875%, 11/1/24§	376,000	380,700
5.625%, 3/15/26§	550,000	565,125
6.500%, 5/15/27§	465,000	518,963
4.750%, 10/15/27§	675,000	690,559
3.750%, 1/15/28§	250,000	252,600

		3,420,582

Interactive Media & Services (0.1%)
Rackspace Technology Global, Inc. 5.375%, 12/1/28§	220,000	230,494

Media (4.5%)
CSC Holdings LLC 7.500%, 4/1/28§	450,000	507,405
5.750%, 1/15/30§	525,000	574,219
4.625%, 12/1/30§	975,000	1,013,912
Diamond Sports Group LLC 6.625%, 8/15/27 (x)§	1,688,000	1,021,240
DISH DBS Corp. 5.875%, 7/15/22	326,000	342,300
Gray Television, Inc. 4.750%, 10/15/30§	347,000	352,205
McGraw-Hill Global Education Holdings LLC 7.875%, 5/15/24§	327,000	297,877
Meredith Corp. 6.875%, 2/1/26	493,000	481,908
Nexstar Broadcasting, Inc. 5.625%, 7/15/27§	797,000	857,771
4.750%, 11/1/28§	650,000	679,250
Outfront Media Capital LLC 5.000%, 8/15/27§	450,000	461,812
4.625%, 3/15/30§	50,000	50,750
Sinclair Television Group, Inc. 5.500%, 3/1/30§	356,000	371,575
Sirius XM Radio, Inc. 4.625%, 7/15/24§	358,000	370,985
TEGNA, Inc. 5.500%, 9/15/24§	35,000	35,700
5.000%, 9/15/29	215,000	226,526
Virgin Media Vendor Financing Notes IV DAC 5.000%, 7/15/28§	200,000	207,880
Ziggo Bond Co. BV 6.000%, 1/15/27§	725,000	766,158
5.125%, 2/28/30§	200,000	210,560
Ziggo BV 5.500%, 1/15/27§	872,000	913,420

		9,743,453

Wireless Telecommunication Services (1.1%)
Sprint Corp. 7.875%, 9/15/23	260,000	300,378
7.125%, 6/15/24	175,000	204,405
7.625%, 3/1/26	198,000	245,314
T-Mobile USA, Inc. 6.000%, 3/1/23	312,000	312,390
6.000%, 4/15/24	272,000	274,655
6.500%, 1/15/26	178,000	184,230
Vmed O2 UK Financing I plc 4.250%, 1/31/31§	950,000	972,087

		2,493,459

Total Communication Services		23,783,823

Consumer Discretionary (8.0%)
Auto Components (0.2%)
Clarios Global LP 6.250%, 5/15/26§	125,000	134,063
Icahn Enterprises LP 4.750%, 9/15/24	188,000	195,990
5.250%, 5/15/27	87,000	93,742

		423,795

Automobiles (0.4%)
Ford Motor Co. 9.000%, 4/22/25	506,000	620,361
9.625%, 4/22/30	218,000	307,380

		927,741

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Distributors (1.0%)
Core & Main LP 6.125%, 8/15/25§	$240,000	$247,500
Performance Food Group, Inc. 5.500%, 6/1/24§	196,000	196,980
6.875%, 5/1/25§	684,000	734,308
5.500%, 10/15/27§	675,000	713,813
Univar Solutions USA, Inc. 5.125%, 12/1/27§	256,000	270,080

		2,162,681

Diversified Consumer Services (0.5%)
GEMS MENASA Cayman Ltd. 7.125%, 7/31/26§	200,000	207,500
Sotheby’s 7.375%, 10/15/27 (x)§	950,000	1,008,187

		1,215,687

Hotels, Restaurants & Leisure (3.8%)
1011778 BC ULC 4.250%, 5/15/24§	51,000	52,020
5.750%, 4/15/25§	268,000	285,755
4.375%, 1/15/28§	125,000	128,906
4.000%, 10/15/30§	400,000	404,372
Affinity Gaming 6.875%, 12/15/27§	37,000	38,768
Boyd Gaming Corp. 6.000%, 8/15/26	275,000	286,000
Caesars Entertainment, Inc. 6.250%, 7/1/25§	354,000	376,125
8.125%, 7/1/27§	275,000	303,759
Caesars Resort Collection LLC 5.750%, 7/1/25§	350,000	369,977
5.250%, 10/15/25§	700,000	707,413
Churchill Downs, Inc. 5.500%, 4/1/27§	274,000	290,098
Dave & Buster’s, Inc. 7.625%, 11/1/25§	99,000	104,198
Golden Entertainment, Inc. 7.625%, 4/15/26§	287,000	308,166
Hilton Domestic Operating Co., Inc. 5.125%, 5/1/26	92,000	95,220
5.750%, 5/1/28§	220,000	240,075
IRB Holding Corp. 7.000%, 6/15/25§	325,000	355,063
6.750%, 2/15/26§	317,000	328,095
LTF Merger Sub, Inc. 8.500%, 6/15/23§	720,000	696,600
Powdr Corp. 6.000%, 8/1/25§	104,000	109,330
Sizzling Platter LLC 8.500%, 11/28/25§	214,000	222,603
Speedway Motorsports LLC 4.875%, 11/1/27§	400,000	396,000
Station Casinos LLC 5.000%, 10/1/25§	750,000	757,725
4.500%, 2/15/28§	349,000	351,617
Vail Resorts, Inc. 6.250%, 5/15/25§	146,000	156,122
Wyndham Hotels & Resorts, Inc. 4.375%, 8/15/28§	243,000	252,185
Yum! Brands, Inc. 7.750%, 4/1/25§	250,000	276,250
3.625%, 3/15/31	375,000	379,687

		8,272,129

Household Durables (0.2%)
CD&R Smokey Buyer, Inc. 6.750%, 7/15/25§	270,000	288,562
Picasso Finance Sub, Inc. 6.125%, 6/15/25§	97,000	103,804
Williams Scotsman International, Inc. 4.625%, 8/15/28§	111,000	115,024

		507,390

Internet & Direct Marketing Retail (0.7%)
Getty Images, Inc. 9.750%, 3/1/27§	684,000	718,200
Photo Holdings Merger Sub, Inc. 8.500%, 10/1/26§	686,000	723,730

		1,441,930

Specialty Retail (0.9%)
Asbury Automotive Group, Inc. 4.750%, 3/1/30	144,000	153,900
eG Global Finance plc 8.500%, 10/30/25§	372,000	392,348
Ken Garff Automotive LLC 4.875%, 9/15/28§	213,000	221,520
LBM Acquisition LLC 6.250%, 1/15/29§	199,000	206,463
Specialty Building Products Holdings LLC 6.375%, 9/30/26§	508,000	537,078
SRS Distribution, Inc. 8.250%, 7/1/26§	172,000	183,180
White Cap Buyer LLC 6.875%, 10/15/28§	261,000	277,965

		1,972,454

Textiles, Apparel & Luxury Goods (0.3%)
G-III Apparel Group Ltd. 7.875%, 8/15/25§	552,000	601,680

Total Consumer Discretionary		17,525,487

Consumer Staples (4.0%)
Food & Staples Retailing (0.7%)
United Natural Foods, Inc. 6.750%, 10/15/28§	187,000	194,246
US Foods, Inc. 5.875%, 6/15/24§	580,000	587,975
6.250%, 4/15/25§	624,000	666,900

		1,449,121

Food Products (1.9%)
B&G Foods, Inc. 5.250%, 4/1/25	265,000	272,950
5.250%, 9/15/27	190,000	201,115
Chobani LLC 4.625%, 11/15/28§	525,000	531,562
Clearwater Seafoods, Inc. 6.875%, 5/1/25§	304,000	318,090

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Kraft Heinz Foods Co. 6.875%, 1/26/39	$296,000	$412,423
4.375%, 6/1/46	372,000	405,863
Lamb Weston Holdings, Inc. 4.625%, 11/1/24§	61,000	63,593
4.875%, 11/1/26§	316,000	328,640
Pilgrim’s Pride Corp. 5.875%, 9/30/27§	200,000	216,922
Post Holdings, Inc. 5.000%, 8/15/26§	275,000	284,281
5.750%, 3/1/27§	410,000	433,575
4.625%, 4/15/30§	165,000	173,161
Sigma Holdco BV 7.875%, 5/15/26 (x)§	592,000	606,800

		4,248,975

Household Products (1.0%)
Central Garden & Pet Co. 4.125%, 10/15/30	182,000	189,962
Energizer Holdings, Inc. 7.750%, 1/15/27§	264,000	293,357
4.750%, 6/15/28§	288,000	301,680
Kronos Acquisition Holdings, Inc. 9.000%, 8/15/23§	783,000	800,617
5.000%, 12/31/26§	152,000	158,568
Spectrum Brands, Inc. 5.750%, 7/15/25	370,000	381,563
5.500%, 7/15/30§	48,000	51,840

		2,177,587

Personal Products (0.4%)
Edgewell Personal Care Co. 5.500%, 6/1/28§	272,000	291,299
Prestige Brands, Inc. 6.375%, 3/1/24§	478,000	489,950

		781,249

Total Consumer Staples		8,656,932

Energy (9.9%)
Energy Equipment & Services (0.2%)
Precision Drilling Corp.
7.750%, 12/15/23	240,000	222,000
7.125%, 1/15/26 (x)§	208,000	183,040

		405,040

Oil, Gas & Consumable Fuels (9.7%)
American Midstream Partners LP 9.500%, 12/15/21 (e)§	801,000	792,990
Antero Midstream Partners LP 7.875%, 5/15/26§	75,000	77,625
5.750%, 3/1/27§	450,000	441,000
5.750%, 1/15/28§	150,000	144,000
Apache Corp. 4.875%, 11/15/27	150,000	159,375
Ascent Resources Utica Holdings LLC 7.000%, 11/1/26§	466,000	445,030
Blue Racer Midstream LLC 6.125%, 11/15/22§	435,000	435,508
7.625%, 12/15/25§	121,000	128,865
6.625%, 7/15/26§	379,000	381,842
Buckeye Partners LP 4.125%, 3/1/25§	200,000	202,500
4.500%, 3/1/28§	325,000	333,937
Calumet Specialty Products Partners LP 11.000%, 4/15/25§	298,000	299,118
Crestwood Midstream Partners LP 6.250%, 4/1/23 (e)	564,000	564,705
5.625%, 5/1/27§	136,000	133,960
CrownRock LP 5.625%, 10/15/25§	456,000	463,980
Delek Logistics Partners LP 6.750%, 5/15/25	537,000	526,260
Double Eagle III Midco 1 LLC 7.750%, 12/15/25§	325,000	344,623
Endeavor Energy Resources LP 6.625%, 7/15/25§	65,000	69,388
5.750%, 1/30/28§	75,000	80,752
EnLink Midstream LLC 5.625%, 1/15/28§	275,000	280,555
5.375%, 6/1/29	150,000	147,000
Enviva Partners LP 6.500%, 1/15/26§	400,000	425,000
EQM Midstream Partners LP 6.500%, 7/1/27§	175,000	196,803
Genesis Energy LP 8.000%, 1/15/27	414,000	409,943
7.750%, 2/1/28	533,000	511,014
Global Partners LP 6.875%, 1/15/29§	250,000	270,625
Hess Midstream Operations LP 5.625%, 2/15/26§	275,000	285,312
Hilcorp Energy I LP 6.250%, 11/1/28§	331,000	337,620
Holly Energy Partners LP 5.000%, 2/1/28§	705,000	710,288
Indigo Natural Resources LLC 6.875%, 2/15/26§	208,000	213,460
Jagged Peak Energy LLC 5.875%, 5/1/26	225,000	232,031
MEG Energy Corp. 6.500%, 1/15/25§	100,000	102,875
7.125%, 2/1/27§	475,000	489,250
New Fortress Energy, Inc. 6.750%, 9/15/25§	900,000	955,962
NuStar Logistics LP 5.750%, 10/1/25	188,000	200,455
6.000%, 6/1/26	125,000	134,844
6.375%, 10/1/30	150,000	169,920
Occidental Petroleum Corp. 2.700%, 2/15/23	58,000	57,872
2.900%, 8/15/24	370,000	356,044
5.875%, 9/1/25	50,000	53,250
5.550%, 3/15/26	100,000	104,161
3.400%, 4/15/26	225,000	214,094
3.200%, 8/15/26	475,000	444,125
3.000%, 2/15/27	250,000	223,750
6.375%, 9/1/28	100,000	106,000
3.500%, 8/15/29	200,000	183,034
6.625%, 9/1/30	277,000	300,199
6.125%, 1/1/31	340,000	363,868

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
7.500%, 5/1/31		$50,000	$56,000
6.450%, 9/15/36		906,000	946,770
6.200%, 3/15/40		75,000	74,531
6.600%, 3/15/46		75,000	75,960
PBF Logistics LP 6.875%, 5/15/23		606,000	579,488
PDC Energy, Inc. 5.750%, 5/15/26		500,000	514,650
Rockies Express Pipeline LLC 4.950%, 7/15/29§		25,000	25,969
4.800%, 5/15/30§		625,000	639,869
Southwestern Energy Co. 7.750%, 10/1/27		245,000	263,375
Summit Midstream Holdings LLC 5.500%, 8/15/22		524,000	471,600
Sunoco LP 5.500%, 2/15/26		225,000	230,906
6.000%, 4/15/27		375,000	398,633
4.500%, 5/15/29§		450,000	467,437
Tallgrass Energy Partners LP 6.000%, 12/31/30§		300,000	308,340
Targa Resources Partners LP 5.875%, 4/15/26		234,000	248,092
5.500%, 3/1/30		400,000	430,500
4.875%, 2/1/31§		492,000	536,078
WPX Energy, Inc. 5.750%, 6/1/26		50,000	52,562
5.250%, 10/15/27		125,000	132,453
4.500%, 1/15/30		316,000	333,380

			21,291,405

Total Energy			21,696,445

Financials (11.5%)
Capital Markets (0.5%)
Drawbridge Special Opportunities Fund LP 5.000%, 8/1/21§		975,000	986,227
MSCI, Inc. 4.750%, 8/1/26§		156,000	162,629

			1,148,856

Consumer Finance (3.3%)
Avolon Holdings Funding Ltd. 5.250%, 5/15/24§		186,000	201,924
Credit Acceptance Corp. 6.625%, 3/15/26		200,000	212,500
Curo Group Holdings Corp. 8.250%, 9/1/25§		368,000	350,294
Enova International, Inc. 8.500%, 9/1/24§		354,000	350,460
Ford Motor Credit Co. LLC 4.063%, 11/1/24		700,000	735,350
5.125%, 6/16/25		250,000	271,200
4.134%, 8/4/25		200,000	209,750
4.542%, 8/1/26		250,000	265,938
4.271%, 1/9/27		1,025,000	1,076,250
4.125%, 8/17/27		750,000	784,687
4.000%, 11/13/30		600,000	628,500
Lincoln Financing SARL 3.625%, 4/1/24§	EUR	225,000	276,589
OneMain Finance Corp. 8.875%, 6/1/25		$179,000	202,494
6.625%, 1/15/28		600,000	714,000
4.000%, 9/15/30		500,000	518,805
Park Aerospace Holdings Ltd. 5.500%, 2/15/24§		366,000	400,357

			7,199,098

Diversified Financial Services (2.0%)
Cardtronics, Inc. 5.500%, 5/1/25 (x)§		330,000	341,137
MPH Acquisition Holdings LLC 5.750%, 11/1/28§		425,000	416,628
Oxford Finance LLC 6.375%, 12/15/22§		950,000	947,625
Refinitiv US Holdings, Inc. 6.250%, 5/15/26§		1,400,000	1,494,500
8.250%, 11/15/26§		280,000	305,550
Shift4 Payments LLC 4.625%, 11/1/26§		209,000	215,793
Verscend Escrow Corp. 9.750%, 8/15/26§		707,000	770,630

			4,491,863

Insurance (3.5%)
Acrisure LLC 8.125%, 2/15/24§		690,000	730,514
7.000%, 11/15/25§		1,909,000	1,984,978
Alliant Holdings Intermediate LLC 4.250%, 10/15/27§		550,000	562,375
6.750%, 10/15/27§		221,000	236,470
AssuredPartners, Inc. 7.000%, 8/15/25§		675,000	698,625
5.625%, 1/15/29§		630,000	657,562
HUB International Ltd. 7.000%, 5/1/26§		663,000	691,376
NFP Corp. 6.875%, 8/15/28§		1,897,000	2,025,389

			7,587,289

Mortgage Real Estate Investment Trusts (REITs) (0.1%)
Starwood Property Trust, Inc. (REIT) 5.500%, 11/1/23§		125,000	130,625

Thrifts & Mortgage Finance (2.1%)
Freedom Mortgage Corp. 8.250%, 4/15/25§		650,000	679,250
7.625%, 5/1/26§		160,000	168,832
Nationstar Mortgage Holdings, Inc. 6.000%, 1/15/27§		620,000	657,200
5.500%, 8/15/28§		375,000	396,555
Provident Funding Associates LP 6.375%, 6/15/25§		1,300,000	1,332,500
Quicken Loans LLC 5.250%, 1/15/28§		575,000	613,812
3.875%, 3/1/31§		350,000	362,212
United Shore Financial Services LLC 5.500%, 11/15/25§		325,000	342,875

			4,553,236

Total Financials			25,110,967

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Health Care (5.9%)
Health Care Equipment & Supplies (0.3%)
Hill-Rom Holdings, Inc. 5.000%, 2/15/25§	$246,000	$252,765
Varex Imaging Corp. 7.875%, 10/15/27§	313,000	331,389

		584,154

Health Care Providers & Services (3.5%)
Acadia Healthcare Co., Inc. 5.500%, 7/1/28§	400,000	429,120
5.000%, 4/15/29§	352,000	375,760
AdaptHealth LLC 6.125%, 8/1/28§	281,000	302,782
4.625%, 8/1/29§	171,000	175,275
Centene Corp. 5.375%, 6/1/26§	519,000	546,247
5.375%, 8/15/26§	238,000	251,089
DaVita, Inc. 3.750%, 2/15/31§	875,000	888,440
Encompass Health Corp. 5.750%, 9/15/25	275,000	284,281
4.625%, 4/1/31	673,000	711,735
HCA, Inc. 7.690%, 6/15/25	254,000	305,118
Legacy LifePoint Health LLC 4.375%, 2/15/27§	50,000	50,344
Radiology Partners, Inc. 9.250%, 2/1/28§	725,000	812,906
RP Escrow Issuer LLC 5.250%, 12/15/25§	300,000	312,768
Tenet Healthcare Corp. 4.625%, 7/15/24	400,000	410,008
4.625%, 9/1/24§	150,000	155,437
5.125%, 5/1/25	50,000	50,998
4.875%, 1/1/26§	382,000	399,190
5.125%, 11/1/27§	200,000	211,750
4.625%, 6/15/28§	100,000	105,023
Vizient, Inc. 6.250%, 5/15/27§	187,000	200,090
West Street Merger Sub, Inc. 6.375%, 9/1/25§	706,000	723,650

		7,702,011

Health Care Technology (0.1%)
IQVIA, Inc. 5.000%, 5/15/27§	200,000	212,248

Pharmaceuticals (2.0%)
Bausch Health Americas, Inc. 9.250%, 4/1/26§	461,000	514,762
8.500%, 1/31/27§	50,000	55,500
Bausch Health Cos., Inc. 7.000%, 3/15/24§	816,000	836,400
5.500%, 11/1/25§	276,000	286,016
7.000%, 1/15/28§	250,000	274,800
5.000%, 1/30/28§	125,000	128,817
6.250%, 2/15/29§	336,000	364,980
5.250%, 1/30/30§	75,000	78,750
5.250%, 2/15/31§	275,000	287,298
Catalent Pharma Solutions, Inc. 4.875%, 1/15/26§	289,000	294,780
5.000%, 7/15/27§	198,000	209,116
Cheplapharm Arzneimittel GmbH 5.500%, 1/15/28§	200,000	207,945
Herbalife Nutrition Ltd. 7.875%, 9/1/25§	376,000	409,370
P&L Development LLC 7.750%, 11/15/25§	335,000	360,125

		4,308,659

Total Health Care		12,807,072

Industrials (12.2%)
Aerospace & Defense (1.3%)
Howmet Aerospace, Inc. 6.875%, 5/1/25	270,000	318,068
Rolls-Royce plc 5.750%, 10/15/27§	252,000	279,720
Spirit AeroSystems, Inc. 7.500%, 4/15/25§	384,000	410,880
TransDigm UK Holdings plc 6.875%, 5/15/26	225,000	238,005
TransDigm, Inc. 6.250%, 3/15/26§	750,000	798,750
6.375%, 6/15/26	75,000	77,711
7.500%, 3/15/27	400,000	428,000
5.500%, 11/15/27	375,000	393,394

		2,944,528

Air Freight & Logistics (0.2%)
XPO Logistics, Inc. 6.250%, 5/1/25§	358,000	383,060

Airlines (0.4%)
Delta Air Lines, Inc. 4.750%, 10/20/28§	825,000	898,046

Building Products (0.4%)
CP Atlas Buyer, Inc. 7.000%, 12/1/28§	8,000	8,300
Forterra Finance LLC 6.500%, 7/15/25§	138,000	148,938
JELD-WEN, Inc. 6.250%, 5/15/25§	250,000	268,750
Standard Industries, Inc. 4.375%, 7/15/30§	154,000	164,826
Summit Materials LLC 5.250%, 1/15/29§	315,000	330,750

		921,564

Commercial Services & Supplies (4.9%)
ACCO Brands Corp. 5.250%, 12/15/24§	378,000	388,395
ADT Security Corp. (The) 4.125%, 6/15/23	164,000	174,849
4.875%, 7/15/32§	187,000	203,362
Allied Universal Holdco LLC 6.625%, 7/15/26§	532,000	565,942
9.750%, 7/15/27§	533,000	578,305
Aramark Services, Inc. 5.000%, 4/1/25§	214,000	220,420
6.375%, 5/1/25§	1,256,000	1,339,210
5.000%, 2/1/28§	75,000	79,031
Brink’s Co. (The) 5.500%, 7/15/25§	114,000	120,840

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Cimpress plc 7.000%, 6/15/26§	$224,000	$235,480
Covanta Holding Corp.
5.875%, 7/1/25	275,000	286,687
6.000%, 1/1/27	625,000	655,469
5.000%, 9/1/30	1,000,000	1,067,438
Garda World Security Corp. 9.500%, 11/1/27§	425,000	471,750
GFL Environmental, Inc.
5.125%, 12/15/26§	436,000	464,340
8.500%, 5/1/27§	225,000	248,625
IAA, Inc. 5.500%, 6/15/27§	950,000	1,007,000
Interface, Inc. 5.500%, 12/1/28§	102,000	107,610
KAR Auction Services, Inc. 5.125%, 6/1/25§	330,000	339,580
Matthews International Corp. 5.250%, 12/1/25§	688,000	694,880
Nielsen Co. Luxembourg SARL (The) 5.500%, 10/1/21§	36,000	36,124
Nielsen Finance LLC
5.000%, 4/15/22§	440,000	441,157
5.625%, 10/1/28§	182,000	197,525
5.875%, 10/1/30§	362,000	409,512
Stericycle, Inc. 3.875%, 1/15/29§	294,000	301,253

		10,634,784

Construction & Engineering (0.8%)
MasTec, Inc. 4.500%, 8/15/28§	190,000	199,025
New Enterprise Stone & Lime Co., Inc. 6.250%, 3/15/26§	524,000	541,030
Pike Corp. 5.500%, 9/1/28§	147,000	154,166
PowerTeam Services LLC 9.033%, 12/4/25§	487,333	542,212
Weekley Homes LLC 4.875%, 9/15/28§	242,000	253,192

		1,689,625

Machinery (0.7%)
Clark Equipment Co. 5.875%, 6/1/25§	81,000	85,455
Hillenbrand, Inc.
5.750%, 6/15/25	45,000	48,656
5.000%, 9/15/26 (e)	220,000	246,950
Mueller Water Products, Inc. 5.500%, 6/15/26§	514,000	532,633
Welbilt, Inc. 9.500%, 2/15/24 (x)	689,000	709,670

		1,623,364

Professional Services (1.2%)
AMN Healthcare, Inc.
4.625%, 10/1/27§	250,000	261,892
4.000%, 4/15/29§	325,000	330,683
ASGN, Inc. 4.625%, 5/15/28§	600,000	624,000
Dun & Bradstreet Corp. (The)
6.875%, 8/15/26§	235,000	252,625
10.250%, 2/15/27§	682,000	767,250
Jaguar Holding Co. II
4.625%, 6/15/25§	75,000	78,937
5.000%, 6/15/28§	200,000	214,172

		2,529,559

Road & Rail (1.5%)
Capitol Investment Merger Sub 2 LLC 10.000%, 8/1/24§	406,000	444,367
Jaguar Holding Co. II
5.250%, 11/15/21§	228,000	233,415
5.000%, 8/1/24§	834,000	857,977
Kenan Advantage Group, Inc. (The) 7.875%, 7/31/23§	810,000	807,975
Watco Cos. LLC 6.500%, 6/15/27§	876,000	950,460

		3,294,194

Trading Companies & Distributors (0.8%)
Aviation Capital Group LLC 5.500%, 12/15/24§	365,000	402,976
Beacon Roofing Supply, Inc. 4.875%, 11/1/25§	456,000	466,260
Brightstar Escrow Corp. 9.750%, 10/15/25§	371,000	395,579
WESCO Distribution, Inc.
7.125%, 6/15/25§	200,000	219,500
7.250%, 6/15/28§	269,000	305,342

		1,789,657

Total Industrials		26,708,381

Information Technology (9.6%)
Communications Equipment (2.2%)
CommScope Technologies LLC 6.000%, 6/15/25§	649,000	663,602
CommScope, Inc.
5.500%, 3/1/24§	616,000	633,698
6.000%, 3/1/26§	1,127,000	1,184,736
8.250%, 3/1/27§	749,000	800,336
7.125%, 7/1/28§	125,000	132,813
ViaSat, Inc.
5.625%, 9/15/25§	925,000	946,090
5.625%, 4/15/27§	400,000	420,000

		4,781,275

Electronic Equipment, Instruments & Components (0.3%)
Itron, Inc. 5.000%, 1/15/26§	558,000	569,160

IT Services (1.8%)
Alliance Data Systems Corp.
4.750%, 12/15/24§	1,329,000	1,345,613
7.000%, 1/15/26§	758,000	800,865
Black Knight InfoServ LLC 3.625%, 9/1/28§	457,000	466,711
Cablevision Lightpath LLC
3.875%, 9/15/27§	200,000	201,250
5.625%, 9/15/28§	400,000	416,000
KBR, Inc. 4.750%, 9/30/28§	300,000	312,000
Presidio Holdings, Inc. 8.250%, 2/1/28§	92,000	100,277

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Science Applications International Corp. 4.875%, 4/1/28§	$102,000	$108,120
Unisys Corp. 6.875%, 11/1/27§	146,000	159,642

		3,910,478

Software (4.6%)
ACI Worldwide, Inc. 5.750%, 8/15/26§	756,000	799,470
Ascend Learning LLC 6.875%, 8/1/25§	1,828,000	1,878,865
Boxer Parent Co., Inc. 7.125%, 10/2/25§	296,000	320,609
BY Crown Parent LLC 4.250%, 1/31/26§	117,000	120,217
Camelot Finance SA 4.500%, 11/1/26§	1,278,000	1,334,296
CDK Global, Inc. 5.875%, 6/15/26	180,000	188,836
Change Healthcare Holdings LLC 5.750%, 3/1/25§	2,285,000	2,330,700
Granite Merger Sub 2, Inc. 11.000%, 7/15/27§	528,000	590,040
LogMeIn, Inc. 5.500%, 9/1/27§	220,000	229,348
NortonLifeLock, Inc. 5.000%, 4/15/25§	258,000	263,160
Solera LLC 10.500%, 3/1/24§	825,000	853,792
SS&C Technologies, Inc. 5.500%, 9/30/27§	1,131,000	1,207,931

		10,117,264

Technology Hardware, Storage & Peripherals (0.7%)
Dell International LLC 5.875%, 6/15/21§	275,000	276,375
7.125%, 6/15/24§	462,000	479,152
Everi Payments, Inc. 7.500%, 12/15/25§	252,000	261,450
NCR Corp. 8.125%, 4/15/25§	129,000	143,337
5.000%, 10/1/28§	419,000	440,390

		1,600,704

Total Information Technology		20,978,881

Materials (6.4%)
Chemicals (1.6%)
Avient Corp. 5.750%, 5/15/25§	184,000	194,814
Blue Cube Spinco LLC 10.000%, 10/15/25	398,000	420,387
Illuminate Buyer LLC 9.000%, 7/1/28§	340,000	374,000
INEOS Group Holdings SA 5.625%, 8/1/24§	480,000	486,624
Minerals Technologies, Inc. 5.000%, 7/1/28§	193,000	201,955
Nouryon Holding BV 8.000%, 10/1/26 (x)§	416,000	442,000
NOVA Chemicals Corp. 4.875%, 6/1/24§	280,000	291,200
Nufarm Australia Ltd. 5.750%, 4/30/26§	321,000	329,025
Olin Corp. 9.500%, 6/1/25§	269,000	334,905
PQ Corp. 5.750%, 12/15/25§	384,000	393,600

		3,468,510

Containers & Packaging (3.6%)
ARD Finance SA 6.500%, 6/30/27 PIK§	496,000	528,240
Ardagh Packaging Finance plc 6.000%, 2/15/25§	276,000	286,005
Berry Global, Inc. 5.125%, 7/15/23 (x)	162,000	164,025
4.500%, 2/15/26§	225,000	230,062
4.875%, 7/15/26§	225,000	241,693
5.625%, 7/15/27§	450,000	483,047
Flex Acquisition Co., Inc. 7.875%, 7/15/26§	600,000	630,000
Graham Packaging Co., Inc. 7.125%, 8/15/28§	386,000	428,228
Intelligent Packaging Ltd. Finco, Inc. 6.000%, 9/15/28§	228,000	234,840
LABL Escrow Issuer LLC 6.750%, 7/15/26§	346,000	373,761
10.500%, 7/15/27§	353,000	398,449
Mauser Packaging Solutions Holding Co. 5.500%, 4/15/24§	655,000	667,923
7.250%, 4/15/25§	1,038,000	1,048,380
OI European Group BV 4.000%, 3/15/23§	126,000	128,520
Owens-Brockway Glass Container, Inc. 6.625%, 5/13/27§	333,000	360,856
Sealed Air Corp. 4.875%, 12/1/22§	162,000	169,695
Trivium Packaging Finance BV 5.500%, 8/15/26 (e)§	1,240,000	1,312,850
8.500%, 8/15/27 (e)§	200,000	219,750

		7,906,324

Metals & Mining (1.2%)
Arconic Corp. 6.125%, 2/15/28§	850,000	914,813
Constellium SE 5.625%, 6/15/28§	250,000	269,375
Hudbay Minerals, Inc. 6.125%, 4/1/29§	144,000	155,160
Kaiser Aluminum Corp. 6.500%, 5/1/25§	264,000	282,810
Novelis Corp. 4.750%, 1/30/30§	910,000	978,696

		2,600,854

Total Materials		13,975,688

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Real Estate (2.4%)
Equity Real Estate Investment Trusts (REITs) (1.5%)
ESH Hospitality, Inc. (REIT) 5.250%, 5/1/25§	$500,000	$512,500
Global Net Lease, Inc. (REIT) 3.750%, 12/15/27§	212,000	217,690
Iron Mountain, Inc. (REIT) 5.000%, 7/15/28§	279,000	295,709
MGM Growth Properties Operating Partnership LP (REIT) 4.625%, 6/15/25§	350,000	373,555
Park Intermediate Holdings LLC (REIT)
7.500%, 6/1/25§	184,000	198,720
5.875%, 10/1/28§	338,000	360,815
SBA Communications Corp. (REIT) 4.875%, 9/1/24	204,000	208,739
Service Properties Trust (REIT) 7.500%, 9/15/25	86,000	99,828
5.500%, 12/15/27	210,000	229,425
VICI Properties LP (REIT) 4.250%, 12/1/26§	100,000	103,530
3.750%, 2/15/27§	250,000	255,625
XHR LP (REIT) 6.375%, 8/15/25§	354,000	373,470

		3,229,606

Real Estate Management & Development (0.9%)
Cushman & Wakefield US Borrower LLC 6.750%, 5/15/28§	216,000	237,600
Greystar Real Estate Partners LLC 5.750%, 12/1/25§	572,000	582,868
Howard Hughes Corp. (The) 5.375%, 3/15/25§	376,000	386,810
5.375%, 8/1/28§	140,000	150,191
Realogy Group LLC 7.625%, 6/15/25§	220,000	238,425
9.375%, 4/1/27§	482,000	533,815

		2,129,709

Total Real Estate		5,359,315

Total Corporate Bonds		176,602,991

Loan Participations (4.7%)
Consumer Discretionary (0.6%)
Auto Components (0.3%)
Clarios Global LP. Initial Dollar First Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 3.647%, 4/30/26 (k)	581,786	578,877

Hotels, Restaurants & Leisure (0.3%)
Caesars Resort Collection LLC, Term Loan B1 (ICE LIBOR USD 1 Month + 4.50%), 4.647%, 7/21/25 (k)	174,563	174,584
Zaxby’s Operating Co. LP, Second Lien Term Loan (ICE LIBOR USD 1 Month + 6.50%), 7.250%, 12/28/28 (k)	450,000	454,500

		629,084

Total Consumer Discretionary		1,207,961

Energy (0.3%)
Oil, Gas & Consumable Fuels (0.3%)
Brand Energy & Infrastructure Services, Inc., Term Loan (ICE LIBOR USD 3 Month + 4.25%), 5.250%, 6/21/24 (k)	673,256	655,770

Total Energy		655,770

Financials (0.9%)
Diversified Financial Services (0.1%)
Refinitiv US Holdings Inc., Initial Dollar Term Loan (ICE LIBOR USD 1 Month + 3.25%), 3.397%, 10/1/25 (k)	245,000	244,503

Insurance (0.8%)
Asurion LLC, Term Loan (ICE LIBOR USD 1 Month + 6.50%), 6.647%, 8/4/25 (k)	1,714,394	1,724,037

Total Financials		1,968,540

Health Care (1.0%)
Health Care Providers & Services (1.0%)
Dentalcorp Health Services ULC, 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 4.750%, 6/6/25 (k)	510,852	501,274
Parexel International Corp., Initial Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.897%, 9/27/24 (k)	400,000	392,643
Sound Inpatient Physicians, Inc., Second Lien Term Loan (ICE LIBOR USD 1 Month + 6.75%), 6.897%, 6/26/26 (k)	550,000	542,667
Southern Veterinary Partners LLC, Second Lien Term Loan (ICE LIBOR USD 3 Month + 7.75%), 8.750%, 10/5/28 (k)	375,000	373,125
Unified Women’s Healthcare LLC, Term Loan (ICE LIBOR USD 1 Month + 4.25%), 5.000%, 12/18/27 (k)	250,000	248,437

		2,058,146

Total Health Care		2,058,146

Industrials (0.5%)
Commercial Services & Supplies (0.3%)
Packers Holdings LLC, Term Loan (ICE LIBOR USD 1 Month + 4.00%), 4.750%, 12/4/24 (k)	275,000	274,141
Revint Solutions LLC, Initial Term Loan B (ICE LIBOR USD 1 Month + 5.00%), 5.750%, 10/15/27 (k)	300,000	297,750

		571,891

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Construction & Engineering (0.2%)
CNT Holding I Corp, Second Lien Term Loan (ICE LIBOR USD 3 Month + 6.75%), 7.500%, 11/6/28 (k)	$125,000	$126,875
USIC Holdings, Inc., First Lien Term Loan (ICE LIBOR USD 1 Month + 3.00%), 4.000%, 12/8/23 (k)	274,310	273,738

		400,613

Transportation Infrastructure (0.0%)
CP Atlas Buyer, Inc., Term Loan B1 (ICE LIBOR USD 3 Month + 4.50%), 5.250%, 11/23/27 (k)	93,750	93,779
CP Atlas Buyer, Inc., Term Loan B2 (ICE LIBOR USD 3 Month + 4.50%), 5.250%, 11/23/27 (k)	31,250	31,260

		125,039

Total Industrials		1,097,543

Information Technology (1.3%)
Software (1.3%)
Applied Systems, Inc., Second Lien Term Loan (ICE LIBOR USD 3 Month + 7.00%), 8.000%, 9/19/25 (k)	225,000	225,703
Ascend Learning LLC, Term Loan (ICE LIBOR USD 1 Month + 3.75%), 4.750%, 7/12/24 (k)	498,750	499,582
CommerceHub, Inc., Second Lien Term Loan (ICE LIBOR USD 1 Month + 0.00%), 7.750%, 12/29/28 (k)	200,000	200,000
Greeneden U.S. Holdings I, LLC, Initial Dollar Term Loan (ICE LIBOR USD 1 Month + 4.00%), 4.750%, 12/1/27 (k)	650,000	650,610
Informatica LLC, Second Lien Term Loan (ICE LIBOR USD 3 Month + 7.13%), 7.125%, 2/25/25 (k)	425,000	431,906
Playtika Holding Corp. Term B Loan (ICE LIBOR USD 3 Month + 6.00%), 7.000%, 12/10/24 (k)	356,250	358,031
Sophia, L.P. Term Loan B (ICE LIBOR USD 3 Month + 3.75%), 4.500%, 10/7/27 (k)	375,000	375,156
Ultimate Software Group Inc., (The) 2nd Lien Initial Term Loan (ICE LIBOR USD 3 Month + 6.75%), 7.500%, 5/3/27 (k)	175,000	179,594

		2,920,582

Total Information Technology		2,920,582

Real Estate (0.1%)
Equity Real Estate Investment Trusts (REITs) (0.1%)
CoreCivic, Inc. Term Loan (REIT) (ICE LIBOR USD 1 Month + 4.50%), 5.500%, 12/18/24 (k)	261,250	257,331

Total Real Estate		257,331

Total Loan Participations		10,165,873

Total Long-Term Debt Securities (85.5%) (Cost $178,554,412)		186,768,864

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Fixed Income (10.3%)
iShares iBoxx High Yield Corporate Bond ETF (x)	129,010	11,262,573
SPDR Bloomberg Barclays High Yield Bond ETF	103,224	11,245,223

Total Exchange Traded Funds (10.3%) (Cost $22,962,866)		22,507,796

SHORT-TERM INVESTMENTS:
Investment Company (1.3%)
JPMorgan Prime Money Market Fund, IM Shares	2,764,483	2,765,865

	Principal Amount	Value (Note 1)
Repurchase Agreements (4.5%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $300,004, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $306,001. (xx)	$300,000	300,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $1,100,024, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $1,122,004. (xx)	1,100,000	1,100,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $100,004, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $111,115. (xx)	100,000	100,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $5,354,479, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $5,461,539. (xx)	$5,354,450	$5,354,450
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $3,000,070, collateralized by various Common Stocks; total market value $3,333,372. (xx)	3,000,000	3,000,000

Total Repurchase Agreements		9,854,450

Total Short-Term Investments (5.8%) (Cost $12,620,989)		12,620,315

Total Investments in Securities (101.6%) (Cost $214,138,267)		221,896,975
Other Assets Less Liabilities (-1.6%)		(3,395,398)

Net Assets (100%)		$218,501,577

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2020, the market value of these securities amounted to $144,508,508 or 66.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2020. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2020.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $10,674,373. This was collateralized by $1,033,195 of various U.S. Government Treasury Securities, ranging from 0.000% - 5.250%, maturing 2/4/21 - 8/15/50 and by cash of $9,854,450 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

EUR	— European Currency Unit
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
PIK	— Payment-in Kind Security
USD	— United States Dollar

Forward Foreign Currency Contracts outstanding as of December 31, 2020 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	266,945	EUR	224,500	JPMorgan Chase Bank	2/22/2021	(7,621)

Net unrealized depreciation						(7,621)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Communication Services	$—	$23,783,823	$—	$23,783,823
Consumer Discretionary	—	17,525,487	—	17,525,487
Consumer Staples	—	8,656,932	—	8,656,932
Energy	—	21,696,445	—	21,696,445
Financials	—	25,110,967	—	25,110,967
Health Care	—	12,807,072	—	12,807,072
Industrials	—	26,708,381	—	26,708,381
Information Technology	—	20,978,881	—	20,978,881
Materials	—	13,975,688	—	13,975,688
Real Estate	—	5,359,315	—	5,359,315
Exchange Traded Funds	22,507,796	—	—	22,507,796
Loan Participations
Consumer Discretionary	—	1,207,961	—	1,207,961
Energy	—	655,770	—	655,770
Financials	—	1,968,540	—	1,968,540
Health Care	—	2,058,146	—	2,058,146
Industrials	—	1,097,543	—	1,097,543
Information Technology	—	2,920,582	—	2,920,582
Real Estate	—	257,331	—	257,331
Short-Term Investments
Investment Company	2,765,865	—	—	2,765,865
Repurchase Agreements	—	9,854,450	—	9,854,450

Total Assets	$25,273,661	$196,623,314	$—	$221,896,975

Liabilities:
Forward Currency Contracts	—	(7,621)	—	(7,621)

Total Liabilities	$—	$(7,621)	$—	$(7,621)

Total	$25,273,661	$196,615,693	$—	$221,889,354

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Liability Derivatives	Fair Value
Foreign exchange contracts	Payables	$(7,621)

Total		$(7,621)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT HIGH YIELD BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(32,000)	$(32,000)

Total	$(32,000)	$(32,000)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(7,621)	$(7,621)

Total	$(7,621)	$(7,621)

^ This Portfolio held forward foreign currency contracts for hedging.

This Portfolio held forward foreign currency contracts with an average settlement value of approximately $ 257,000 for six month during the year ended December 31, 2020.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2020:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
JPMorgan Chase Bank	$7,621	$—	$—	$7,621

Total	$7,621	$—	$—	$7,621

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 0%)*	$131,060,328
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 3%)*	$132,195,679

*	During the year ended December 31, 2020, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales.

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,857,463
Aggregate gross unrealized depreciation	(1,437,894)

Net unrealized appreciation	$7,419,569

Federal income tax cost of investments in securities and derivative instruments, if applicable	$214,469,785

See Notes to Financial Statements.

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1290 VT HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $204,283,817)	$212,042,525
Repurchase Agreements (Cost $9,854,450)	9,854,450
Cash	5,255,182
Foreign cash (Cost $3,587)	3,484
Dividends, interest and other receivables	2,821,660
Receivable for Portfolio shares sold	21,580
Securities lending income receivable	2,750
Other assets	840

Total assets	230,002,471

LIABILITIES
Payable for return of collateral on securities loaned	9,854,450
Payable for securities purchased	1,315,625
Payable for Portfolio shares redeemed	98,197
Investment management fees payable	95,297
Administrative fees payable	22,549
Distribution fees payable – Class IB	9,798
Unrealized depreciation on forward foreign currency contracts	7,621
Trustees’ fees payable	112
Accrued expenses	97,245

Total liabilities	11,500,894

NET ASSETS	$218,501,577

Net assets were comprised of:
Paid in capital	$225,631,355
Total distributable earnings (loss)	(7,129,778)

Net assets	$218,501,577

Class IB
Net asset value, offering and redemption price per share, $46,782,619 / 4,799,744 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.75

Class K
Net asset value, offering and redemption price per share, $171,718,958 / 17,628,503 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.74

(x)	Includes value of securities on loan of $10,674,373.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Interest	$10,671,497
Dividends	1,125,681
Securities lending (net)	75,150

Total income	11,872,328

EXPENSES
Investment management fees	1,229,970
Administrative fees	253,112
Distribution fees – Class IB	105,550
Custodian fees	88,500
Professional fees	76,253
Printing and mailing expenses	38,810
Trustees’ fees	6,771
Miscellaneous	13,650

Gross expenses	1,812,616
Less: Waiver from investment manager	(169,573)

Net expenses	1,643,043

NET INVESTMENT INCOME (LOSS)	10,229,285

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(2,421,145)
Forward foreign currency contracts	(32,000)
Foreign currency transactions	14,837

Net realized gain (loss)	(2,438,308)

Change in unrealized appreciation (depreciation) on:
Investments in securities	3,954,185
Forward foreign currency contracts	(7,621)
Foreign currency translations	198

Net change in unrealized appreciation (depreciation)	3,946,762

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,508,454

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,737,739

See Notes to Financial Statements.

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1290 VT HIGH YIELD BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,229,285	$10,772,184
Net realized gain (loss)	(2,438,308)	(779,635)
Net change in unrealized appreciation (depreciation)	3,946,762	15,414,013

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,737,739	25,406,562

Distributions to shareholders:
Class IB	(2,131,896)	(1,994,576)
Class K	(8,289,015)	(9,045,194)

Total distributions to shareholders	(10,420,911)	(11,039,770)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,382,533 and 1,456,467 shares, respectively ]	13,070,798	14,092,074
Capital shares issued in reinvestment of dividends[ 220,314 and 209,059 shares, respectively ]	2,131,896	1,994,576
Capital shares repurchased [(1,086,620) and (554,565) shares, respectively]	(10,141,284)	(5,358,320)

Total Class IB transactions	5,061,410	10,728,330

Class K
Capital shares sold [ 2,816,300 and 1,086,885 shares, respectively ]	27,032,907	10,376,021
Capital shares issued in reinvestment of dividends[ 857,220 and 948,888 shares, respectively ]	8,289,015	9,045,194
Capital shares repurchased [ (4,416,954) and (1,991,866) shares, respectively ]	(40,558,230)	(19,278,496)

Total Class K transactions	(5,236,308)	142,719

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(174,898)	10,871,049

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,141,930	25,237,841
NET ASSETS:
Beginning of year	217,359,647	192,121,806

End of year	$218,501,577	$217,359,647

See Notes to Financial Statements.

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1290 VT HIGH YIELD BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.60	$8.94	$9.67	$9.53	$8.99

Income (loss) from investment operations:
Net investment income (loss) (e)	0.46	0.48	0.50	0.49	0.52
Net realized and unrealized gain (loss)	0.16	0.67	(0.70)	0.12	0.53

Total from investment operations	0.62	1.15	(0.20)	0.61	1.05

Less distributions:
Dividends from net investment income	(0.47)	(0.49)	(0.53)	(0.47)	(0.51)

Net asset value, end of year	$9.75	$9.60	$8.94	$9.67	$9.53

Total return	6.48%	12.94%	(2.23)%	6.46%	11.67%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$46,783	$41,122	$28,369	$26,553	$19,555
Ratio of expenses to average net assets:
After waivers (f)	1.00%	1.00%	1.04%	1.05%	1.07%
Before waivers (f)	1.08%	1.07%	1.07%	1.08%	1.09%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	4.79%	4.92%	5.20%	4.95%	5.49%
Before waivers (f)	4.71%	4.85%	5.16%	4.93%	5.47%
Portfolio turnover rate^	67%	47%	41%	61%	72%

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.59	$8.93	$9.66	$9.52	$8.98

Income (loss) from investment operations:
Net investment income (loss) (e)	0.48	0.50	0.53	0.52	0.54
Net realized and unrealized gain (loss)	0.16	0.68	(0.71)	0.12	0.53

Total from investment operations	0.64	1.18	(0.18)	0.64	1.07

Less distributions:
Dividends from net investment income	(0.49)	(0.52)	(0.55)	(0.50)	(0.53)

Net asset value, end of year	$9.74	$9.59	$8.93	$9.66	$9.52

Total return	6.74%	13.23%	(1.99)%	6.73%	11.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$171,719	$176,238	$163,753	$177,784	$165,224
Ratio of expenses to average net assets:
After waivers (f)	0.75%	0.75%	0.79%	0.80%	0.82%
Before waivers (f)	0.83%	0.82%	0.82%	0.83%	0.84%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	5.04%	5.18%	5.44%	5.20%	5.74%
Before waivers (f)	4.96%	5.11%	5.41%	5.18%	5.73%
Portfolio turnover rate^	67%	47%	41%	61%	72%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 VT MICRO CAP PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Lord, Abbett & Co. LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*,**	50.22%	20.81%	15.39%
Portfolio – Class K Shares*	50.54	21.06	15.60
Russell Microcap® Index	20.96	11.89	8.71

* Date of inception 4/21/14.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses for the period from April 14, 2015 through April 30, 2015.

   Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 50.22% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell Microcap® Index, which returned 20.96% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Despite historic levels of volatility during the first quarter of 2020, the Portfolio dramatically outperformed its benchmark during the period. The Portfolio’s exposure to highly innovative segments of the market such as biotechnology, software, IT services, and ecommerce were the largest contributors to relative performance.

•

Within the health care sector, Twist Bioscience Corp., a developer of proprietary DNA manufacturing processes, was the largest contributor to relative performance. Shares of Twist rose as the company’s proprietary platform drove scale and product development, while lowering costs for synthetic DNA fragments, which are key for antibody drug discovery.

•

The Portfolio’s holding in Fiverr International Ltd., a developer of an e-commerce platform, also contributed to relative performance over the period. Fiverr experienced accelerating growth and a pull forward in profitability, as both users and freelancers flocked to the platform during the COVID-19 pandemic, benefiting its share price.

What hurt performance during the year:

•

The Portfolio’s exposure to industries most impacted by the widespread implementation of social distancing policies, and companies that experienced a decline in operating and price momentum due to the spread of the coronavirus, were the largest detractors from the Portfolio’s relative performance.

•

Shares of Overstock.com, Inc., which operates an online shopping site, detracted from relative performance during the period. Despite exhibiting solid fundamentals, a combination of rising COVID-19 cases, a lack of fiscal stimulus, and continued political uncertainty was expected to impact consumer spending, which weighed on the share price.

•

The Portfolio’s position in Gogo Inc., a provider of in-flight wireless services, detracted from relative performance as international and domestic travel was cut severely by major airlines due to the spread of COVID-19.

Portfolio Positioning and Outlook — Lord, Abbett & Co. LLC

Our view of the market remains positive in this seasonally strong time of year. While we are optimistic about equity returns in 2021, we acknowledge the likelihood of increased volatility as rising COVID cases and political uncertainty come back to the forefront. Furthermore, we are keeping our eye on the existing risks and new ones that could arise (i.e. rising interest rates). New market leadership has been evident in smaller cap and alternative energy companies, while value stocks have eliminated the performance differential to growth stocks. Over the latter part of 2020, we adjusted the Portfolio to be more balanced between secular and cyclical growth stocks, which we

1290 VT MICRO CAP PORTFOLIO (Unaudited)

view as appropriate at this point in the stock market and economic recovery cycle. However, the fundamentals in areas we perceive to be core (information technology, consumer, health care) remain healthy, and we see no reason to make major changes at this point.

Sector Weightings as of December 31, 2020	% of Net Assets
Health Care	36.0%
Information Technology	17.8
Consumer Discretionary	13.4
Industrials	11.1
Financials	10.3
Repurchase Agreements	8.5
Consumer Staples	3.1
Communication Services	2.4
Real Estate	2.1
Materials	1.3
Energy	1.3
Investment Company	0.5
Utilities	0.4
Cash and Other	(8.2)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,492.30	$7.21
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.35	5.84
Class K
Actual	1,000.00	1,494.10	5.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.61	4.57

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.4%)
Diversified Telecommunication Services (0.3%)
Alaska Communications Systems Group, Inc.	12,440	$45,904
Cincinnati Bell, Inc.*	11,538	176,301
Consolidated Communications Holdings, Inc.*	17,391	85,042
IDT Corp., Class B*	4,578	56,584
Ooma, Inc.*	4,861	69,998
ORBCOMM, Inc.*	17,119	127,023

		560,852

Entertainment (0.0%)
Gaia, Inc.*	2,763	27,299
LiveXLive Media, Inc. (x)*	10,708	35,122
Reading International, Inc., Class A*	3,955	19,854

		82,275

Interactive Media & Services (0.2%)
DHI Group, Inc.*	11,131	24,711
Liberty TripAdvisor Holdings, Inc., Class A*	17,552	76,176
QuinStreet, Inc.*	11,243	241,050
Travelzoo*	1,614	15,236
TrueCar, Inc.*	24,621	103,408

		460,581

Media (1.7%)
A H Belo Corp., Class A	5,288	7,985
Beasley Broadcast Group, Inc., Class A	2,325	3,464
Boston Omaha Corp., Class A*	3,008	83,171
Cardlytics, Inc.*	14,707	2,099,718
comScore, Inc.*	13,517	33,657
Cumulus Media, Inc., Class A (x)*	3,533	30,808
Daily Journal Corp.*	265	107,060
Emerald Holding, Inc.	5,476	29,680
Entercom Communications Corp., Class A	28,135	69,493
Entravision Communications Corp., Class A	14,178	38,990
Fluent, Inc.*	10,254	54,449
Gannett Co., Inc.*	31,522	105,914
Hemisphere Media Group, Inc.*	3,959	41,015
iHeartMedia, Inc., Class A (x)*	14,260	185,095
Marchex, Inc., Class B*	5,901	11,566
MDC Partners, Inc., Class A*	13,147	32,999
National CineMedia, Inc.	15,105	56,191
Saga Communications, Inc., Class A	902	21,666
TechTarget, Inc.*	5,601	331,075
Townsquare Media, Inc., Class A	2,224	14,812
Tribune Publishing Co.	3,693	50,594
Urban One, Inc. (x)*	329	1,385

		3,410,787

Wireless Telecommunication Services (0.2%)
Boingo Wireless, Inc.*	10,118	128,701
Gogo, Inc.*	12,786	123,129
Spok Holdings, Inc.	4,162	46,323

		298,153

Total Communication Services		4,812,648

Consumer Discretionary (13.4%)
Auto Components (1.1%)
Cooper-Standard Holdings, Inc.*	3,958	137,224
Gentherm, Inc.*	12,056	786,292
Horizon Global Corp. (x)*	4,459	38,303
Modine Manufacturing Co.*	11,743	147,492
Motorcar Parts of America, Inc.*	4,355	85,445
Stoneridge, Inc.*	6,115	184,857
Strattec Security Corp.	851	42,005
Superior Industries International, Inc.*	6,166	25,219
Unique Fabricating, Inc.*	1,633	8,980
Workhorse Group, Inc. (x)*	22,066	436,466
XPEL, Inc. (m)*	3,927	202,476

		2,094,759

Automobiles (0.0%)
Arcimoto, Inc. (x)*	3,806	50,353

Distributors (0.1%)
AMCON Distributing Co.	37	4,401
Educational Development Corp.	1,672	25,682
Funko, Inc., Class A*	5,805	60,256
Greenlane Holdings, Inc., Class A (x)*	2,268	8,981
Weyco Group, Inc.	1,384	21,923

		121,243

Diversified Consumer Services (0.4%)
American Public Education, Inc.*	3,410	103,937
Amesite, Inc. (x)*	781	3,788
Aspen Group, Inc.*	5,382	59,902
Carriage Services, Inc.	3,894	121,960
Collectors Universe, Inc.	2,153	162,336
Franchise Group, Inc.	5,158	157,061
Houghton Mifflin Harcourt Co.*	24,464	81,465
Lincoln Educational Services Corp.*	5,418	35,217
Regis Corp.*	5,574	51,225
Select Interior Concepts, Inc., Class A*	4,104	29,344
Universal Technical Institute, Inc.*	6,974	45,052
Zovio, Inc.*	6,525	30,928

		882,215

Hotels, Restaurants & Leisure (1.5%)
Allied Esports Entertainment, Inc. (x)*	4,354	6,879
Ark Restaurants Corp.	616	11,944
Biglari Holdings, Inc., Class A*	17	9,945
Biglari Holdings, Inc., Class B*	210	23,352
Bluegreen Vacations Holding Corp.*	2,552	34,529
Canterbury Park Holding Corp.*	702	8,354
Carrols Restaurant Group, Inc.*	8,154	51,207
Century Casinos, Inc.*	6,447	41,196
Chuy’s Holdings, Inc.*	4,535	120,132

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Del Taco Restaurants, Inc.*	6,963	$63,085
Dover Motorsports, Inc.	4,435	10,067
Drive Shack, Inc. (x)*	14,239	33,889
El Pollo Loco Holdings, Inc.*	4,422	80,038
Esports Entertainment Group, Inc. (x)*	2,235	14,192
Everi Holdings, Inc.*	19,257	265,939
FAT Brands, Inc.*	519	3,088
Fiesta Restaurant Group, Inc.*	4,099	46,729
Full House Resorts, Inc.*	5,850	22,990
GAN Ltd.*	5,554	112,635
Golden Entertainment, Inc.*	3,917	77,909
Golden Nugget Online Gaming, Inc. (x)*	23,184	456,725
Inspired Entertainment, Inc.*	2,851	18,760
J Alexander’s Holdings, Inc.*	2,575	18,772
Kura Sushi USA, Inc., Class A (x)*	797	15,541
Lindblad Expeditions Holdings, Inc.*	6,071	103,936
Monarch Casino & Resort, Inc.*	2,987	182,864
Nathan’s Famous, Inc.	676	37,329
Noodles & Co.*	7,140	56,406
ONE Group Hospitality, Inc. (The) (x)*	4,113	15,218
Papa John’s International, Inc.	8,705	738,619
PlayAGS, Inc.*	6,403	46,102
Potbelly Corp. (x)*	4,997	21,987
RCI Hospitality Holdings, Inc.	1,965	77,500
Red Lion Hotels Corp.*	6,736	23,307
Red Robin Gourmet Burgers, Inc.*	3,710	71,343
Ruth’s Hospitality Group, Inc.	7,685	136,255
Target Hospitality Corp. (x)*	7,667	12,114

		3,070,877

Household Durables (2.6%)
Bassett Furniture Industries, Inc.	2,136	42,891
Beazer Homes USA, Inc.*	6,629	100,429
Casper Sleep, Inc. (x)*	5,885	36,193
Century Communities, Inc.*	6,833	299,149
Ethan Allen Interiors, Inc.	5,232	105,739
Flexsteel Industries, Inc.	1,633	57,106
Green Brick Partners, Inc.*	5,470	125,591
Hamilton Beach Brands Holding Co., Class A	1,545	27,053
Hooker Furniture Corp.	2,731	88,075
Hovnanian Enterprises, Inc., Class A (x)*	1,209	39,728
Legacy Housing Corp.*	1,729	26,125
LGI Homes, Inc.*	10,899	1,153,659
Lifetime Brands, Inc.	2,855	43,396
Lovesac Co. (The)*	2,353	101,391
M/I Homes, Inc.*	6,503	288,018
Mohawk Group Holdings, Inc. (x)*	2,468	42,474
Nephros, Inc. (x)*	1,584	13,591
New Home Co., Inc. (The)*	2,166	10,158
Purple Innovation, Inc.*	3,843	126,588
Sonos, Inc.*	67,803	1,585,890
Tupperware Brands Corp.*	11,489	372,129
Turtle Beach Corp. (x)*	3,266	70,382
Universal Electronics, Inc.*	3,139	164,672
VOXX International Corp.*	4,734	60,406
Vuzix Corp. (x)*	7,156	64,976
ZAGG, Inc.*	6,800	28,356

		5,074,165

Internet & Direct Marketing Retail (3.0%)
1847 Goedeker, Inc. (x)*	248	2,088
Blue Apron Holdings, Inc., Class A (x)*	3,225	18,028
CarParts.com, Inc. (x)*	7,912	98,030
Duluth Holdings, Inc., Class B (x)*	2,638	27,857
Lands’ End, Inc.*	2,749	59,296
Leaf Group Ltd.*	4,141	19,256
Liquidity Services, Inc.*	6,650	105,802
Magnite, Inc.*	149,407	4,588,288
Overstock.com, Inc. (x)*	16,460	789,586
PetMed Express, Inc. (x)	4,490	143,949
Remark Holdings, Inc.*	22,600	42,940
Trxade Group, Inc. (x)*	628	3,322
Waitr Holdings, Inc. (x)*	19,771	54,963

		5,953,405

Leisure Products (1.2%)
American Outdoor Brands, Inc.*	3,354	57,119
Clarus Corp.	5,340	82,236
Escalade, Inc.	2,481	52,523
Johnson Outdoors, Inc., Class A	1,230	138,535
Malibu Boats, Inc., Class A*	26,075	1,628,123
Marine Products Corp.	1,690	24,573
MasterCraft Boat Holdings, Inc.*	4,414	109,644
Nautilus, Inc.*	7,047	127,832
Smith & Wesson Brands, Inc.	12,966	230,146

		2,450,731

Specialty Retail (2.9%)
America’s Car-Mart, Inc.*	1,491	163,771
At Home Group, Inc.*	12,660	195,724
Barnes & Noble Education, Inc.*	9,805	45,593
Blink Charging Co. (x)*	5,963	254,918
Boot Barn Holdings, Inc.*	6,685	289,862
Build-A-Bear Workshop, Inc.*	2,989	12,763
Caleres, Inc.	8,644	135,279
Cato Corp. (The), Class A	4,916	47,144
Chico’s FAS, Inc.	28,328	45,042
Citi Trends, Inc.	2,327	115,605
Conn’s, Inc.*	4,176	48,817
Container Store Group, Inc. (The)*	4,771	45,515
Envela Corp.*	1,645	8,554
Express, Inc. (x)*	16,556	15,066
GameStop Corp., Class A (x)*	13,489	254,133
Genesco, Inc.*	3,407	102,517
GrowGeneration Corp. (x)*	8,613	346,415
Haverty Furniture Cos., Inc.	3,892	107,692
Hibbett Sports, Inc.*	3,900	180,102
Lazydays Holdings, Inc. (x)*	1,297	21,076
LMP Automotive Holdings, Inc. (x)*	1,245	31,088
Lumber Liquidators Holdings, Inc.*	6,720	206,573
MarineMax, Inc.*	4,867	170,491
National Vision Holdings, Inc.*	11,025	499,322
OneWater Marine, Inc., Class A*	1,982	57,656
Shoe Carnival, Inc.	2,141	83,884
Sleep Number Corp.*	20,820	1,704,325

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Sportsman’s Warehouse Holdings, Inc.*	10,151	$178,150
Tilly’s, Inc., Class A	5,099	41,608
TravelCenters of America, Inc.*	2,690	87,694
Winmark Corp.	692	128,574
Zumiez, Inc.*	4,919	180,921

		5,805,874

Textiles, Apparel & Luxury Goods (0.6%)
Crocs, Inc.*	11,739	735,566
Crown Crafts, Inc.	2,158	15,430
Culp, Inc. (x)	2,838	45,039
Delta Apparel, Inc.*	1,472	29,543
Fossil Group, Inc.*	10,892	94,434
Jerash Holdings US, Inc.	733	4,383
Lakeland Industries, Inc. (x)*	1,743	47,497
Movado Group, Inc.*	3,757	62,441
Rocky Brands, Inc.	1,589	44,603
Superior Group of Cos., Inc.	2,517	58,495
Unifi, Inc.*	3,190	56,590
Vera Bradley, Inc.*	4,948	39,386
Vince Holding Corp.*	647	4,115

		1,237,522

Total Consumer Discretionary		26,741,144

Consumer Staples (3.1%)
Beverages (1.0%)
Celsius Holdings, Inc. (x)*	36,866	1,854,728
NewAge, Inc. (x)*	22,065	58,031

		1,912,759

Food & Staples Retailing (0.3%)
Chefs’ Warehouse, Inc. (The)*	7,109	182,630
HF Foods Group, Inc. (x)*	8,109	60,980
Natural Grocers by Vitamin Cottage, Inc.	2,248	30,888
Rite Aid Corp. (x)*	12,856	203,510
SpartanNash Co.	8,389	146,052
Village Super Market, Inc., Class A	1,878	41,429

		665,489

Food Products (0.1%)
Alico, Inc.	1,179	36,573
Arcadia Biosciences, Inc. (x)*	2,101	5,315
Bridgford Foods Corp.*	344	6,268
Farmer Bros Co.*	4,070	19,007
Laird Superfood, Inc.*	766	36,247
Landec Corp.*	6,103	66,218
Lifeway Foods, Inc.*	946	5,118
Limoneira Co.	3,668	61,072
RiceBran Technologies (x)*	7,428	4,531
S&W Seed Co.*	2,725	7,984
Seneca Foods Corp., Class A*	1,535	61,246

		309,579

Household Products (0.5%)
Central Garden & Pet Co.*	24,594	949,574
Ocean Bio-Chem, Inc.	840	11,222
Oil-Dri Corp. of America	1,181	40,249

		1,001,045

Personal Products (0.7%)
elf Beauty, Inc.*	48,430	1,219,952
Lifevantage Corp.*	3,133	29,199
Natural Alternatives International, Inc.*	1,343	13,994
Natural Health Trends Corp.	1,479	7,262
Nature’s Sunshine Products, Inc.*	2,037	30,453
United-Guardian, Inc.	677	9,668
Veru, Inc. (x)*	12,395	107,217

		1,417,745

Tobacco (0.5%)
Turning Point Brands, Inc.	21,076	939,147

Total Consumer Staples		6,245,764

Energy (1.3%)
Energy Equipment & Services (0.4%)
Aspen Aerogels, Inc.*	4,909	81,931
Bristow Group, Inc.*	1,532	40,322
Dawson Geophysical Co.*	6,929	14,690
DMC Global, Inc.	3,423	148,045
Exterran Corp.*	6,555	28,973
Geospace Technologies Corp. (x)*	3,441	29,455
Gulf Island Fabrication, Inc.*	4,484	13,721
ION Geophysical Corp. (x)*	4,558	11,076
KLX Energy Services Holdings, Inc. (x)*	1,832	11,835
Mammoth Energy Services, Inc. (x)*	3,946	17,560
Matrix Service Co.*	6,349	69,966
Natural Gas Services Group, Inc.*	3,155	29,909
Newpark Resources, Inc.*	21,979	42,200
Nine Energy Service, Inc.*	4,966	13,508
Oil States International, Inc.*	14,610	73,342
Ranger Energy Services, Inc. (x)*	2,403	8,747
SEACOR Marine Holdings, Inc.*	5,161	13,986
Solaris Oilfield Infrastructure, Inc., Class A	7,058	57,452
Tidewater, Inc.*	7,821	67,573
US Silica Holdings, Inc.	17,355	121,832

		896,123

Oil, Gas & Consumable Fuels (0.9%)
Adams Resources & Energy, Inc.	584	14,074
Amplify Energy Corp. (x)	5,008	6,560
Ardmore Shipping Corp.	8,014	26,206
Battalion Oil Corp.*	750	6,225
Berry Corp.	16,591	61,055
Bonanza Creek Energy, Inc.*	4,407	85,187
Centrus Energy Corp., Class A (x)*	1,918	44,363
Clean Energy Fuels Corp.*	30,920	243,031
CONSOL Energy, Inc.*	6,287	45,329
Contango Oil & Gas Co. (x)*	22,326	51,127
Diamond S Shipping, Inc., Class S*	6,454	42,984
Dorian LPG Ltd.*	9,098	110,905
Earthstone Energy, Inc., Class A*	5,954	31,735
Energy Fuels, Inc. (x)*	30,665	130,633
Epsilon Energy Ltd. (x)*	4,242	15,738
Evolution Petroleum Corp.	7,339	20,916
Falcon Minerals Corp.	9,503	29,934
Goodrich Petroleum Corp.*	2,341	23,621
Green Plains, Inc.*	8,190	107,862

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
International Seaways, Inc.	5,790	$94,551
NACCO Industries, Inc., Class A	933	24,538
Navios Maritime Acquisition Corp. (x)	2,603	8,043
NextDecade Corp. (x)*	5,077	10,611
Nordic American Tankers Ltd. (x)	34,803	102,669
Overseas Shipholding Group, Inc., Class A*	15,509	33,189
Penn Virginia Corp.*	3,443	34,946
PHX Minerals, Inc.	6,232	14,334
PrimeEnergy Resources Corp.*	138	5,957
REX American Resources Corp.*	1,285	94,409
SandRidge Energy, Inc. (x)*	7,995	24,785
SilverBow Resources, Inc. (x)*	2,006	10,652
Uranium Energy Corp. (x)*	46,865	82,482
W&T Offshore, Inc. (x)*	22,427	48,667
Whiting Petroleum Corp.*	391	9,775

		1,697,093

Total Energy		2,593,216

Financials (10.3%)
Banks (6.4%)
1st Constitution Bancorp	2,070	32,851
ACNB Corp.	1,918	47,950
Allegiance Bancshares, Inc.	4,357	148,704
Altabancorp	3,646	101,796
Amalgamated Bank, Class A	3,027	41,591
Amerant Bancorp, Inc.*	5,284	80,317
American National Bankshares, Inc.	2,452	64,267
American River Bankshares	1,176	15,464
AmeriServ Financial, Inc.	3,399	10,639
Ames National Corp.	2,100	50,442
Arrow Financial Corp.	3,142	93,977
Atlantic Capital Bancshares, Inc.*	4,634	73,773
Auburn National BanCorp, Inc. (x)	530	22,096
Bancorp, Inc. (The)*	12,184	166,312
Bank First Corp. (x)	1,500	97,230
Bank of Commerce Holdings	3,667	36,303
Bank of Marin Bancorp	3,110	106,797
Bank of Princeton (The)	1,287	30,129
Bank of South Carolina Corp.	865	13,866
Bank of the James Financial Group, Inc.	829	10,313
Bank7 Corp.	740	10,508
BankFinancial Corp.	3,105	27,262
Bankwell Financial Group, Inc.	1,543	30,166
Bar Harbor Bankshares	3,510	79,291
BayCom Corp.*	2,735	41,490
BCB Bancorp, Inc.	3,204	35,468
Blue Ridge Bankshares, Inc. (x)	1,007	17,935
Bridge Bancorp, Inc.	3,914	94,641
Bryn Mawr Bank Corp.	4,504	137,800
Business First Bancshares, Inc.	4,608	93,819
Byline Bancorp, Inc.	5,707	88,173
C&F Financial Corp.	857	31,803
California Bancorp, Inc.*	1,843	28,677
Cambridge Bancorp	1,508	105,183
Camden National Corp.	3,486	124,729
Capital Bancorp, Inc.*	1,780	24,795
Capital City Bank Group, Inc.	3,109	76,419
Capstar Financial Holdings, Inc.	3,682	54,309
Carter Bankshares, Inc.	5,468	58,617
CB Financial Services, Inc.	1,203	24,072
CBTX, Inc.	4,083	104,157
Central Valley Community Bancorp	2,420	36,034
Century Bancorp, Inc., Class A	672	51,986
Chemung Financial Corp.	852	28,925
ChoiceOne Financial Services, Inc.	1,639	50,498
Citizens & Northern Corp.	3,169	62,873
Citizens Community Bancorp, Inc.	2,452	26,702
Citizens Holding Co.	1,060	22,207
Civista Bancshares, Inc.	3,684	64,581
CNB Financial Corp.	3,460	73,663
Coastal Financial Corp.*	2,116	44,436
Codorus Valley Bancorp, Inc.	2,247	38,109
Colony Bankcorp, Inc.	1,875	27,469
Community Bankers Trust Corp.	4,996	33,723
Community Financial Corp. (The)	1,185	31,379
Community First Bancshares, Inc.*	777	7,537
Community Trust Bancorp, Inc.	3,657	135,492
Community West Bancshares	1,646	14,946
ConnectOne Bancorp, Inc.	8,743	173,024
Cortland Bancorp	981	18,256
County Bancorp, Inc.	1,082	23,891
CrossFirst Bankshares, Inc.*	11,108	119,411
Customers Bancorp, Inc.*	6,620	120,352
Dime Community Bancshares, Inc.	6,673	105,233
Eagle Bancorp Montana, Inc.	1,513	32,106
Emclaire Financial Corp.	549	17,123
Enterprise Bancorp, Inc.	2,176	55,597
Equity Bancshares, Inc., Class A*	3,322	71,722
Esquire Financial Holdings, Inc.*	1,535	29,457
Evans Bancorp, Inc.	1,101	30,322
Farmers & Merchants Bancorp, Inc.	2,414	55,522
Farmers National Banc Corp.	5,931	78,704
Fidelity D&D Bancorp, Inc. (x)	944	60,756
Financial Institutions, Inc.	3,707	83,407
First Bancorp, Inc. (The)	2,437	61,900
First Bancshares, Inc. (The)	4,871	150,416
First Bank	3,735	35,034
First Business Financial Services, Inc.	1,874	34,500
First Capital, Inc. (x)	773	46,813
First Choice Bancorp	2,395	44,284
First Community Bankshares, Inc.	3,987	86,039
First Community Corp.	1,659	28,186
First Financial Corp.	3,143	122,106
First Financial Northwest, Inc.	1,641	18,707
First Foundation, Inc.	9,249	184,980
First Guaranty Bancshares, Inc.	836	14,856
First Internet Bancorp	2,256	64,837
First Mid Bancshares, Inc.	3,467	116,699
First National Corp. (x)	890	15,041
First Northwest Bancorp	2,026	31,606
First of Long Island Corp. (The)	5,230	93,355
First Savings Financial Group, Inc. (x)	424	27,560
First United Corp.	1,644	25,482
First US Bancshares, Inc.	1,194	10,531

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
First Western Financial, Inc.*	1,543	$30,197
Flushing Financial Corp.	7,040	117,146
FNCB Bancorp, Inc.	3,916	25,062
Franklin Financial Services Corp.	941	25,435
FVCBankcorp, Inc.*	2,824	41,513
German American Bancorp, Inc.	5,743	190,036
Great Southern Bancorp, Inc.	2,503	122,397
Guaranty Bancshares, Inc.	1,658	49,657
Hanmi Financial Corp.	7,244	82,147
HarborOne Bancorp, Inc.	12,569	136,499
Hawthorn Bancshares, Inc.	1,355	29,674
HBT Financial, Inc.	2,209	33,466
Heritage Commerce Corp.	13,361	118,512
HomeTrust Bancshares, Inc.	3,609	69,690
Horizon Bancorp, Inc.	9,919	157,315
Howard Bancorp, Inc.*	3,060	36,139
Independent Bank Corp.	4,827	89,155
Investar Holding Corp.	2,277	37,662
Lakeland Bancorp, Inc.	11,363	144,310
Landmark Bancorp, Inc.	976	22,291
LCNB Corp.	2,948	43,306
Level One Bancorp, Inc.	1,165	23,568
Limestone Bancorp, Inc.*	1,155	14,507
Macatawa Bank Corp.	5,963	49,910
Mackinac Financial Corp.	2,037	25,992
MainStreet Bancshares, Inc.*	1,428	24,147
Malvern Bancorp, Inc. (x)*	1,801	27,915
Mercantile Bank Corp.	3,689	100,230
Meridian Corp.	1,286	26,749
Metrocity Bankshares, Inc. (x)	4,058	58,516
Metropolitan Bank Holding Corp.*	1,610	58,395
Mid Penn Bancorp, Inc.	1,687	36,945
Middlefield Banc Corp. (x)	1,501	33,773
Midland States Bancorp, Inc.	5,176	92,495
MidWestOne Financial Group, Inc.	3,439	84,255
MVB Financial Corp.	2,275	51,597
National Bankshares, Inc.	1,547	48,437
Nicolet Bankshares, Inc.*	2,117	140,463
Northeast Bank	1,688	38,014
Northrim BanCorp, Inc.	1,493	50,687
Norwood Financial Corp.	1,397	36,559
Oak Valley Bancorp	1,641	27,273
Ohio Valley Banc Corp.	973	22,963
Old Point Financial Corp.	898	17,026
Old Second Bancorp, Inc.	6,626	66,923
Origin Bancorp, Inc.	5,122	142,238
Orrstown Financial Services, Inc.	2,548	42,169
Pacific Mercantile Bancorp*	4,806	24,703
Parke Bancorp, Inc.	2,578	40,217
Partners Bancorp	2,482	16,133
Pathfinder Bancorp, Inc. (x)	935	10,734
PCB Bancorp	2,844	28,753
Peapack-Gladstone Financial Corp.	4,352	99,052
Penns Woods Bancorp, Inc.	1,594	41,460
Peoples Bancorp of North Carolina, Inc.	1,061	24,424
Peoples Bancorp, Inc.	4,353	117,923
Peoples Financial Services Corp.	1,561	57,382
Plumas Bancorp	1,076	25,286
Preferred Bank	3,168	159,889
Premier Financial Bancorp, Inc.	3,102	41,226
Professional Holding Corp., Class A*	2,613	40,319
QCR Holdings, Inc.	3,416	135,239
RBB Bancorp	3,918	60,259
Red River Bancshares, Inc.	1,112	55,100
Reliant Bancorp, Inc.	3,489	64,965
Republic Bancorp, Inc., Class A	2,309	83,286
Republic First Bancorp, Inc.*	10,693	30,475
Richmond Mutual BanCorp, Inc.	2,946	40,242
Riverview Financial Corp. (x)	2,106	19,270
Salisbury Bancorp, Inc.	592	22,064
SB Financial Group, Inc.	1,622	29,650
Select Bancorp, Inc.*	3,586	33,959
Shore Bancshares, Inc.	2,753	40,194
Sierra Bancorp	3,286	78,601
Silvergate Capital Corp., Class A*	17,883	1,328,886
SmartFinancial, Inc.	3,268	59,282
Sound Financial Bancorp, Inc. (x)	491	15,589
South Plains Financial, Inc.	2,445	46,333
Southern First Bancshares, Inc.*	1,670	59,035
Southern National Bancorp of Virginia, Inc.	4,597	55,670
Spirit of Texas Bancshares, Inc.	2,981	50,081
Stock Yards Bancorp, Inc.	4,785	193,697
Summit Financial Group, Inc.	2,618	57,805
Summit State Bank	1,240	16,430
TriState Capital Holdings, Inc.*	6,567	114,266
Triumph Bancorp, Inc.*	5,313	257,946
Union Bankshares, Inc. (x)	897	23,062
United Bancorp, Inc.	1,169	15,407
United Bancshares, Inc.	671	16,413
United Security Bancshares	3,041	21,439
Unity Bancorp, Inc.	1,850	32,468
Univest Financial Corp.	6,852	141,014
Village Bank and Trust Financial Corp.*	107	3,704
Washington Trust Bancorp, Inc.	3,985	178,528
West BanCorp, Inc.	3,734	72,066

		12,695,787

Capital Markets (0.5%)
B Riley Financial, Inc.	4,456	197,044
Cowen, Inc., Class A	6,065	157,629
Diamond Hill Investment Group, Inc.	713	106,430
Donnelley Financial Solutions, Inc.*	7,078	120,114
Great Elm Group, Inc.*	4,933	13,516
Greenhill & Co., Inc.	3,248	39,431
Hennessy Advisors, Inc.	874	7,455
Manning & Napier, Inc.	3,297	20,672
Oppenheimer Holdings, Inc., Class A	2,161	67,920
Pzena Investment Management, Inc., Class A	4,397	32,098
Safeguard Scientifics, Inc.*	4,770	30,433
Siebert Financial Corp. (x)*	2,922	12,272
Silvercrest Asset Management Group, Inc., Class A	2,110	29,308
StoneX Group, Inc.*	3,843	222,510
Value Line, Inc.	213	7,023
Westwood Holdings Group, Inc.	1,902	27,579

		1,091,434

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Consumer Finance (0.3%)
Atlanticus Holdings Corp.*	1,249	$30,763
Consumer Portfolio Services, Inc.*	3,750	15,900
Curo Group Holdings Corp.	4,426	63,425
Elevate Credit, Inc.*	4,286	17,101
Enova International, Inc.*	8,160	202,123
EZCORP, Inc., Class A*	11,094	53,140
Medallion Financial Corp. (x)*	5,116	25,069
Nicholas Financial, Inc.*	1,048	8,782
Oportun Financial Corp.*	4,733	91,678
Regional Management Corp.	1,985	59,272

		567,253

Diversified Financial Services (0.1%)
Alerus Financial Corp.	3,486	95,412
A-Mark Precious Metals, Inc.	1,160	29,754
GWG Holdings, Inc.*	928	6,487
Marlin Business Services Corp.	2,007	24,566
SWK Holdings Corp. (x)*	770	11,080

		167,299

Insurance (1.6%)
Atlantic American Corp.*	932	1,939
Citizens, Inc. (x)*	11,326	64,898
Conifer Holdings, Inc.*	963	3,168
Crawford & Co., Class A	4,050	29,929
Donegal Group, Inc., Class A	2,686	37,792
FedNat Holding Co.	3,040	17,997
Goosehead Insurance, Inc., Class A	6,660	830,902
Greenlight Capital Re Ltd., Class A*	6,571	48,034
Hallmark Financial Services, Inc. (x)*	3,448	12,275
HCI Group, Inc.	1,459	76,306
Heritage Insurance Holdings, Inc.	6,031	61,094
Independence Holding Co.	1,078	44,198
Investors Title Co.	305	46,665
Kingstone Cos., Inc.	2,294	15,255
Kingsway Financial Services, Inc. (x)*	3,038	14,279
National Security Group, Inc. (The)	184	1,978
NI Holdings, Inc.*	2,175	35,713
ProSight Global, Inc.*	2,306	29,586
Protective Insurance Corp., Class B	2,238	30,683
Tiptree, Inc.	5,703	28,629
Trupanion, Inc.*	13,291	1,591,066
United Insurance Holdings Corp.	5,222	29,870
Vericity, Inc. (x)*	541	5,415
Watford Holdings Ltd.*	4,062	140,545

		3,198,216

Mortgage Real Estate Investment Trusts (REITs) (0.5%)
AG Mortgage Investment Trust, Inc. (REIT)(x)	8,454	24,939
Anworth Mortgage Asset Corp. (REIT)	23,638	64,059
Ares Commercial Real Estate Corp. (REIT)	7,210	85,871
Arlington Asset Investment Corp. (REIT), Class A*	7,409	28,006
Cherry Hill Mortgage Investment Corp. (REIT)	3,617	33,059
Dynex Capital, Inc. (REIT)	5,313	94,571
Ellington Financial, Inc. (REIT)	9,767	144,942
Ellington Residential Mortgage REIT (REIT)(x)	2,055	26,797
Exantas Capital Corp. (REIT)*	7,324	29,223
Granite Point Mortgage Trust, Inc. (REIT)	12,631	126,184
Great Ajax Corp. (REIT)	4,825	50,470
Hunt Cos. Finance Trust, Inc. (REIT)(x)	4,549	14,875
Manhattan Bridge Capital, Inc. (REIT)(x)	1,488	7,753
Nexpoint Real Estate Finance, Inc. (REIT)	1,232	20,353
Orchid Island Capital, Inc. (REIT) (x)	16,199	84,559
Ready Capital Corp. (REIT)	9,898	123,230
Sachem Capital Corp. (REIT)	4,930	20,509
Western Asset Mortgage Capital Corp. (REIT) (x)	13,763	44,867

		1,024,267

Thrifts & Mortgage Finance (0.9%)
1895 Bancorp of Wisconsin, Inc. (x)*	538	5,358
Bogota Financial Corp.*	1,447	12,893
Bridgewater Bancshares, Inc.*	5,032	62,850
Broadway Financial Corp.*	3,795	7,021
CBM Bancorp, Inc. (x)	750	9,960
CF Bankshares, Inc.	934	16,093
Elmira Savings Bank	516	5,934
ESSA Bancorp, Inc.	2,133	31,995
Federal Agricultural Mortgage Corp., Class C	2,118	157,262
FFBW, Inc.*	742	7,390
First Seacoast Bancorp*	832	7,363
FS Bancorp, Inc.	881	48,279
Greene County Bancorp, Inc.	631	16,084
Guaranty Federal Bancshares, Inc.	662	11,340
Hingham Institution For Savings (The)	337	72,792
HMN Financial, Inc.*	924	15,893
Home Bancorp, Inc.	1,763	49,346
Home Federal Bancorp, Inc. of Louisiana	273	7,944
HomeStreet, Inc.	4,938	166,658
IF Bancorp, Inc. (x)	611	13,149
Impac Mortgage Holdings, Inc.*	2,000	6,080
Kentucky First Federal Bancorp	649	4,108
Lake Shore Bancorp, Inc.	411	5,343
Luther Burbank Corp.	4,395	43,071
Magyar Bancorp, Inc.*	376	3,625
Merchants Bancorp	2,044	56,476
Meridian Bancorp, Inc.	10,940	163,115
Mid-Southern Bancorp, Inc. (x)	822	11,837
MMA Capital Holdings, Inc.*	1,067	26,248
Oconee Federal Financial Corp. (x)	312	7,894
OP Bancorp	2,892	22,268
PCSB Financial Corp.	3,278	52,251
PDL Community Bancorp*	1,848	19,422
Pioneer Bancorp, Inc.*	2,641	27,915
Premier Financial Corp.	8,720	200,560
Provident Bancorp, Inc.	3,829	45,948
Provident Financial Holdings, Inc.	1,386	21,774
Prudential Bancorp, Inc.	1,976	27,368

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Randolph Bancorp, Inc.*	1,130	$24,928
Rhinebeck Bancorp, Inc.*	979	8,361
Riverview Bancorp, Inc.	4,829	25,401
Security National Financial Corp., Class A*	2,251	18,796
Severn Bancorp, Inc.	2,178	15,551
Southern Missouri Bancorp, Inc.	1,842	56,070
Standard AVB Financial Corp.	871	28,386
Sterling Bancorp, Inc.	3,973	18,037
Territorial Bancorp, Inc.	1,844	44,311
Timberland Bancorp, Inc.	1,808	43,862
Velocity Financial, Inc.*	2,000	12,460
Waterstone Financial, Inc.	4,947	93,103
Western New England Bancorp, Inc.	5,324	36,682

		1,896,855

Total Financials		20,641,111

Health Care (36.0%)
Biotechnology (17.7%)
89bio, Inc.*	1,925	46,912
Abeona Therapeutics, Inc.*	14,458	22,699
Acorda Therapeutics, Inc. (x)*	11,763	8,118
Adamas Pharmaceuticals, Inc.*	5,594	24,222
Adaptimmune Therapeutics plc (ADR)(x)*	68,561	369,544
ADMA Biologics, Inc. (x)*	15,352	29,936
Aeglea BioTherapeutics, Inc.*	10,598	83,406
Affimed NV*	20,136	117,192
Agenus, Inc.*	36,490	116,038
AIM ImmunoTech, Inc. (x)*	9,049	16,198
Akero Therapeutics, Inc.*	3,138	80,960
Albireo Pharma, Inc.*	4,005	150,228
Aldeyra Therapeutics, Inc.*	7,351	50,428
Aligos Therapeutics, Inc.*	2,329	64,397
Allena Pharmaceuticals, Inc. (x)*	6,957	8,905
Alpine Immune Sciences, Inc.*	1,302	16,405
Altimmune, Inc. (x)*	7,905	89,168
Anavex Life Sciences Corp. (x)*	12,304	66,442
Anika Therapeutics, Inc.*	3,238	146,552
Anixa Biosciences, Inc. (x)*	4,883	14,991
Applied Genetic Technologies Corp.*	6,254	25,579
Aprea Therapeutics, Inc.*	1,621	7,975
Aptinyx, Inc. (x)*	7,927	27,427
AquaBounty Technologies, Inc. (x)*	6,065	53,129
Aravive, Inc. (x)*	2,798	15,781
Arbutus Biopharma Corp.*	14,778	52,462
Arcturus Therapeutics Holdings, Inc.*	5,157	223,711
Ardelyx, Inc.*	16,928	109,524
Aridis Pharmaceuticals, Inc.*	1,447	8,783
Armata Pharmaceuticals, Inc. (x)*	1,996	5,958
Assembly Biosciences, Inc.*	7,136	43,173
Athersys, Inc. (x)*	41,177	72,060
Atreca, Inc., Class A*	6,798	109,788
aTyr Pharma, Inc.*	2,065	8,012
Aurinia Pharmaceuticals, Inc.*	56,485	781,188
AVEO Pharmaceuticals, Inc. (x)*	4,994	28,815
Avid Bioservices, Inc.*	13,384	154,451
Avrobio, Inc.*	7,226	100,730
Axcella Health, Inc.*	3,982	20,667
Aziyo Biologics, Inc., Class A (x)*	482	6,570
Beam Therapeutics, Inc. (x)*	18,341	1,497,359
Bellicum Pharmaceuticals, Inc. (x)*	1,280	4,518
Beyondspring, Inc. (x)*	3,424	41,773
BioCryst Pharmaceuticals, Inc. (x)*	41,345	308,020
Bioxcel Therapeutics, Inc.*	2,957	136,613
Black Diamond Therapeutics, Inc.*	28,335	908,137
BrainStorm Cell Therapeutics, Inc. (x)*	6,452	29,195
Cabaletta Bio, Inc.*	2,953	36,853
Calithera Biosciences, Inc.*	15,353	75,383
Calyxt, Inc. (x)*	2,437	10,284
Capricor Therapeutics, Inc. (x)*	2,871	9,848
CareDx, Inc.*	19,615	1,421,107
CASI Pharmaceuticals, Inc.*	15,554	45,884
Catabasis Pharmaceuticals, Inc. (x)*	4,491	9,611
Catalyst Biosciences, Inc.*	5,074	32,017
Catalyst Pharmaceuticals, Inc.*	22,496	75,137
Celcuity, Inc.*	1,426	13,133
Celldex Therapeutics, Inc.*	9,008	157,820
Cellular Biomedicine Group, Inc.*	2,823	51,887
CEL-SCI Corp. (x)*	7,818	91,158
Celsion Corp.*	6,085	4,326
Centogene NV*	1,962	21,150
Checkmate Pharmaceuticals, Inc. (x)*	1,160	16,924
Checkpoint Therapeutics, Inc.*	11,967	31,713
Chimerix, Inc.*	11,384	54,985
Chinook Therapeutics, Inc.*	3,127	49,594
Cidara Therapeutics, Inc.*	7,688	15,376
Codiak Biosciences, Inc. (x)*	1,287	41,570
Cohbar, Inc. (m)(x)*	8,507	11,399
Coherus Biosciences, Inc.*	14,109	245,214
Concert Pharmaceuticals, Inc.*	6,937	87,684
Constellation Pharmaceuticals, Inc.*	33,585	967,248
ContraFect Corp. (x)*	5,640	28,482
Corbus Pharmaceuticals Holdings, Inc. (x)*	17,924	22,405
Corvus Pharmaceuticals, Inc.*	3,028	10,780
Crinetics Pharmaceuticals, Inc.*	6,309	89,020
CTI BioPharma Corp. (x)*	13,988	45,041
Cue Biopharma, Inc.*	6,831	85,456
Cyclerion Therapeutics, Inc.*	5,841	17,873
CytomX Therapeutics, Inc.*	10,537	69,017
DermTech, Inc.*	1,879	60,955
DiaMedica Therapeutics, Inc.*	4,102	41,594
Dyadic International, Inc. (x)*	4,937	26,561
Dynavax Technologies Corp. (x)*	25,290	112,540
Eidos Therapeutics, Inc.*	19,522	2,568,705
Eiger BioPharmaceuticals, Inc.*	7,379	90,688
Enochian Biosciences, Inc. (x)*	3,184	9,393
Entasis Therapeutics Holdings, Inc.*	1,350	3,334
Equillium, Inc. (x)*	2,154	11,524
Evelo Biosciences, Inc. (x)*	4,861	58,769
Exicure, Inc.*	13,103	23,192
Fennec Pharmaceuticals, Inc.*	4,972	37,041
Five Prime Therapeutics, Inc.*	7,271	123,680

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Flexion Therapeutics, Inc.*	10,424	$120,293
Foghorn Therapeutics, Inc.*	1,659	33,628
Fortress Biotech, Inc.*	15,953	50,571
Frequency Therapeutics, Inc. (x)*	5,923	208,845
Galectin Therapeutics, Inc. (x)*	8,705	19,499
Galera Therapeutics, Inc.*	2,047	20,941
Genocea Biosciences, Inc. (x)*	4,043	9,784
Genprex, Inc.*	6,449	26,763
Geron Corp. (x)*	66,607	105,905
GlycoMimetics, Inc.*	9,067	34,092
Greenwich Lifesciences, Inc.*	691	25,201
Gritstone Oncology, Inc. (x)*	7,114	28,029
Harpoon Therapeutics, Inc. (x)*	2,644	43,917
Homology Medicines, Inc.*	7,914	89,349
Hookipa Pharma, Inc.*	2,984	33,093
iBio, Inc. (x)*	44,308	46,523
Ideaya Biosciences, Inc.*	3,689	51,646
Idera Pharmaceuticals, Inc.*	6,481	23,785
ImmuCell Corp.*	1,094	6,509
Immunic, Inc. (x)*	1,291	19,739
ImmunoGen, Inc.*	43,224	278,795
Immunome, Inc. (x)*	460	4,453
Infinity Pharmaceuticals, Inc.*	9,872	20,929
Inmune Bio, Inc. (x)*	1,754	30,204
Inozyme Pharma, Inc. (x)*	1,900	39,216
Insmed, Inc.*	28,363	944,204
Intellia Therapeutics, Inc.*	11,740	638,656
IVERIC bio, Inc.*	18,616	128,637
Jounce Therapeutics, Inc.*	4,006	28,042
Kadmon Holdings, Inc.*	40,006	166,025
KalVista Pharmaceuticals, Inc.*	3,498	66,427
Karuna Therapeutics, Inc.*	7,007	711,841
Keros Therapeutics, Inc.*	3,018	212,890
Kezar Life Sciences, Inc.*	7,232	37,751
Kindred Biosciences, Inc.*	8,711	37,544
Kiromic BioPharma, Inc.*	375	3,124
Krystal Biotech, Inc.*	12,259	735,540
Kura Oncology, Inc.*	14,413	470,729
La Jolla Pharmaceutical Co. (x)*	3,847	14,926
Lantern Pharma, Inc. (x)*	391	7,527
Leap Therapeutics, Inc.*	8,889	20,000
Lexicon Pharmaceuticals, Inc. (x)*	9,671	33,075
LogicBio Therapeutics, Inc. (x)*	3,766	28,735
Lumos Pharma, Inc.*	1,491	53,244
Magenta Therapeutics, Inc.*	4,758	37,303
MannKind Corp.*	52,428	164,100
Marker Therapeutics, Inc.*	6,696	9,709
MediciNova, Inc. (x)*	10,226	53,789
MEI Pharma, Inc.*	26,559	70,116
MeiraGTx Holdings plc*	4,997	75,655
Merrimack Pharmaceuticals, Inc. (x)*	2,822	19,444
Mersana Therapeutics, Inc.*	12,468	331,773
Metacrine, Inc.*	1,510	11,869
Millendo Therapeutics, Inc. (x)*	4,341	9,290
Minerva Neurosciences, Inc.*	9,190	21,505
Mirum Pharmaceuticals, Inc. (x)*	1,171	20,446
Molecular Templates, Inc.*	6,286	59,026
Monopar Therapeutics, Inc.*	842	5,153
Morphic Holding, Inc. (x)*	3,290	110,379
Mustang Bio, Inc.*	11,613	43,955
Myovant Sciences Ltd.*	59,085	1,631,928
NanoViricides, Inc. (x)*	1,854	5,321
NantKwest, Inc. (x)*	7,304	97,362
Neoleukin Therapeutics, Inc.*	7,371	103,931
NeuBase Therapeutics, Inc.*	3,709	25,926
NeuroBo Pharmaceuticals, Inc.*	1,185	6,221
Nymox Pharmaceutical Corp.*	9,318	23,109
Oncocyte Corp. (x)*	14,518	34,698
Oncorus, Inc. (x)*	1,532	49,530
OncoSec Medical, Inc. (x)*	2,608	16,822
Oncternal Therapeutics, Inc.*	3,371	16,518
OpGen, Inc. (x)*	4,810	9,812
Organogenesis Holdings, Inc.*	5,675	42,733
Orgenesis, Inc.*	4,696	21,132
Ovid therapeutics, Inc. (x)*	11,041	25,505
Oyster Point Pharma, Inc.*	1,408	26,499
Pandion Therapeutics, Inc. (x)*	1,727	25,646
PhaseBio Pharmaceuticals, Inc. (x)*	3,279	11,017
Pieris Pharmaceuticals, Inc.*	12,373	30,932
PolarityTE, Inc.*	7,431	5,053
Precision BioSciences, Inc.*	10,714	89,355
Prevail Therapeutics, Inc.*	3,350	77,284
Protagonist Therapeutics, Inc.*	7,257	146,301
Protara Therapeutics, Inc.*	895	21,668
Prothena Corp. plc*	7,137	85,715
RAPT Therapeutics, Inc.*	2,552	50,402
Replimune Group, Inc.*	5,595	213,449
Rigel Pharmaceuticals, Inc.*	40,265	140,928
Rocket Pharmaceuticals, Inc.*	26,280	1,441,195
Savara, Inc.*	11,542	13,273
Scholar Rock Holding Corp.*	27,954	1,356,608
Selecta Biosciences, Inc. (x)*	15,714	47,613
Seres Therapeutics, Inc.*	46,774	1,145,963
Soleno Therapeutics, Inc.*	13,672	26,387
Solid Biosciences, Inc. (x)*	6,506	49,315
Soligenix, Inc. (x)*	7,096	9,083
Sonnet BioTherapeutics Holdings, Inc. (x)*	2,194	4,893
Sorrento Therapeutics, Inc. (x)*	58,592	399,890
Spectrum Pharmaceuticals, Inc.*	33,472	114,140
Spero Therapeutics, Inc. (x)*	4,738	91,870
Spruce Biosciences, Inc.*	1,608	39,090
SQZ Biotechnologies Co. (x)*	1,030	29,849
Stoke Therapeutics, Inc.*	10,680	661,412
Surface Oncology, Inc.*	5,509	50,903
Sutro Biopharma, Inc.*	6,475	140,572
Synaptogenix, Inc.*	931	1,397
Syndax Pharmaceuticals, Inc.*	6,250	139,000
Synlogic, Inc. (x)*	4,741	10,241
Syros Pharmaceuticals, Inc.*	9,695	105,191
TCR2 Therapeutics, Inc.*	6,008	185,827
TG Therapeutics, Inc.*	29,555	1,537,451
Trillium Therapeutics, Inc. (x)*	64,955	955,488
Turning Point Therapeutics, Inc.*	8,559	1,042,914
Tyme Technologies, Inc. (x)*	16,156	19,710
UNITY Biotechnology, Inc. (x)*	8,581	44,964
Vaccinex, Inc. (x)*	1,532	3,171
Vanda Pharmaceuticals, Inc.*	12,686	166,694
Vaxart, Inc. (x)*	11,976	68,383
VBI Vaccines, Inc. (x)*	41,338	113,680
Veracyte, Inc.*	27,586	1,350,059
Verastem, Inc. (x)*	39,704	84,570
Vericel Corp. (x)*	10,653	328,965

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Viking Therapeutics, Inc. (x)*	15,155	$85,323
Voyager Therapeutics, Inc.*	6,064	43,358
vTv Therapeutics, Inc., Class A (x)*	2,109	3,923
X4 Pharmaceuticals, Inc.*	4,067	26,151
XBiotech, Inc. (x)*	3,303	51,692
XOMA Corp. (x)*	1,429	63,062
Yumanity Therapeutics, Inc. (x)*	525	8,925
ZIOPHARM Oncology, Inc. (x)*	50,495	127,247

		35,395,871

Health Care Equipment & Supplies (9.1%)
Accuray, Inc.*	21,271	88,700
Allied Healthcare Products, Inc. (x)*	465	2,265
Alphatec Holdings, Inc.*	12,969	188,310
AngioDynamics, Inc.*	8,483	130,044
Antares Pharma, Inc.*	38,813	154,864
Apollo Endosurgery, Inc.*	2,909	9,891
Apyx Medical Corp.*	7,782	56,030
Aspira Women’s Health, Inc. (x)*	18,436	123,706
Axonics Modulation Technologies, Inc. (x)*	36,403	1,817,238
Bellerophon Therapeutics, Inc. (x)*	1,096	7,310
Beyond Air, Inc. (x)*	3,188	16,801
BioLife Solutions, Inc.*	3,274	130,600
Biomerica, Inc. (x)*	2,194	10,926
BioSig Technologies, Inc. (x)*	5,623	21,930
Chembio Diagnostics, Inc. (x)*	4,632	22,002
ClearPoint Neuro, Inc. (x)*	3,481	55,313
Co-Diagnostics, Inc. (x)*	6,366	59,204
CryoPort, Inc. (x)*	44,230	1,940,812
Cutera, Inc.*	4,144	99,912
CytoSorbents Corp.*	9,606	76,560
Electromed, Inc.*	1,630	15,990
FONAR Corp.*	1,489	25,849
GenMark Diagnostics, Inc.*	93,097	1,359,216
Heska Corp.*	1,632	237,701
Inari Medical, Inc.*	8,753	764,049
IntriCon Corp.*	1,968	35,621
Invacare Corp.	8,103	72,522
iRadimed Corp.*	1,377	31,396
Lantheus Holdings, Inc.*	15,567	209,999
LeMaitre Vascular, Inc.	3,904	158,112
LENSAR, Inc.*	1,970	14,282
Meridian Bioscience, Inc.*	9,962	186,190
Microbot Medical, Inc. (x)*	1,822	12,554
Milestone Scientific, Inc. (x)*	11,134	23,604
Misonix, Inc.*	2,812	35,150
Motus GI Holdings, Inc.*	4,712	4,467
Nemaura Medical, Inc. (x)*	1,607	6,058
Neuronetics, Inc.*	3,927	43,629
OrthoPediatrics Corp.*	29,142	1,202,107
Outset Medical, Inc.*	12,837	729,655
PAVmed, Inc. (x)*	9,320	19,758
Pro-Dex, Inc.*	581	17,994
Pulmonx Corp. (x)*	20,826	1,437,410
Pulse Biosciences, Inc. (x)*	3,263	77,855
Repro-Med Systems, Inc.*	6,342	38,179
Retractable Technologies, Inc. (x)*	3,218	34,561
Rockwell Medical, Inc.*	18,376	18,560
SeaSpine Holdings Corp.*	6,130	106,968
Sensus Healthcare, Inc.*	2,953	11,399
Shockwave Medical, Inc.*	19,861	2,059,983
SI-BONE, Inc.*	67,818	2,027,758
Sientra, Inc.*	10,867	42,273
Silk Road Medical, Inc.*	20,595	1,297,073
Soliton, Inc. (x)*	1,692	12,995
Stereotaxis, Inc.*	10,201	51,923
Strata Skin Sciences, Inc.*	4,539	6,808
Surgalign Holdings, Inc.*	13,527	29,624
Surmodics, Inc.*	3,042	132,388
Tela Bio, Inc.*	1,684	25,327
ThermoGenesis Holdings, Inc. (x)*	532	1,112
TransMedics Group, Inc.*	5,875	116,912
Utah Medical Products, Inc.	776	65,417
Vapotherm, Inc.*	4,663	125,248
Venus Concept, Inc. (x)*	4,685	8,105
ViewRay, Inc. (x)*	26,595	101,593
VolitionRX Ltd. (x)*	6,792	26,421
Zynex, Inc. (x)*	4,373	58,861

		18,133,074

Health Care Providers & Services (2.6%)
American Renal Associates Holdings, Inc.*	3,430	39,273
Apollo Medical Holdings, Inc.*	4,620	84,407
Avalon GloboCare Corp. (x)*	4,288	4,803
Biodesix, Inc.*	673	13,568
Castle Biosciences, Inc.*	26,673	1,791,092
Community Health Systems, Inc.*	20,208	150,145
Cross Country Healthcare, Inc.*	8,408	74,579
Enzo Biochem, Inc.*	10,046	25,316
Exagen, Inc.*	1,099	14,507
Five Star Senior Living, Inc.*	4,620	31,878
Fulgent Genetics, Inc. (x)*	3,147	163,959
Hanger, Inc.*	8,695	191,203
InfuSystem Holdings, Inc.*	3,550	66,669
Joint Corp. (The)*	3,014	79,148
Ontrak, Inc. (x)*	13,210	816,246
Owens & Minor, Inc.	17,012	460,175
PetIQ, Inc. (x)*	5,047	194,057
Progenity, Inc. (x)*	788	4,184
Providence Service Corp. (The)*	2,825	391,630
Psychemedics Corp.	1,451	7,386
RadNet, Inc.*	10,276	201,101
Sharps Compliance Corp. (x)*	3,136	29,635
Surgery Partners, Inc.*	5,347	155,116
Triple-S Management Corp., Class B*	5,325	113,689
Viemed Healthcare, Inc.*	8,186	63,523

		5,167,289

Health Care Technology (1.9%)
Computer Programs and Systems, Inc.	2,961	79,473
Health Catalyst, Inc.*	17,247	750,762
HealthStream, Inc.*	6,048	132,088
iCAD, Inc.*	4,851	64,033
Inspire Medical Systems, Inc.*	7,684	1,445,284
MTBC, Inc.*	1,548	14,040
NantHealth, Inc. (x)*	6,474	20,911
OptimizeRx Corp.*	3,468	108,063

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Simulations Plus, Inc.	15,892	$1,142,953
Streamline Health Solutions, Inc.*	5,011	7,817

		3,765,424

Life Sciences Tools & Services (3.0%)
Bioanalytical Systems, Inc. (x)*	2,150	26,445
Champions Oncology, Inc.*	1,654	17,847
ChromaDex Corp.*	9,571	45,941
Fluidigm Corp.*	17,419	104,514
Harvard Bioscience, Inc.*	8,874	38,069
NanoString Technologies, Inc.*	22,538	1,507,341
Pacific Biosciences of California, Inc.*	75,677	1,963,061
Personalis, Inc.*	5,657	207,103
Quanterix Corp.*	42,619	1,981,784
Seer, Inc. (x)*	1,847	103,691

		5,995,796

Pharmaceuticals (1.7%)
AcelRx Pharmaceuticals, Inc. (x)*	18,856	23,382
Aclaris Therapeutics, Inc. (x)*	9,791	63,348
Adicet Bio, Inc.*	2,138	30,039
Agile Therapeutics, Inc. (x)*	15,799	45,343
ANI Pharmaceuticals, Inc.*	2,184	63,423
Aquestive Therapeutics, Inc. (x)*	4,480	23,968
Avenue Therapeutics, Inc. (x)*	1,678	9,984
Aytu BioScience, Inc. (x)*	490	2,930
Baudax Bio, Inc. (x)*	3,948	3,988
BioDelivery Sciences International, Inc.*	20,815	87,423
Cara Therapeutics, Inc.*	9,768	147,790
Cassava Sciences, Inc. (x)*	7,565	51,593
Cerecor, Inc.*	8,344	22,028
Chiasma, Inc.*	11,612	50,512
Clearside Biomedical, Inc.*	8,542	23,405
Collegium Pharmaceutical, Inc.*	8,108	162,403
CorMedix, Inc. (x)*	7,547	56,074
Cumberland Pharmaceuticals, Inc.*	1,924	5,657
Cymabay Therapeutics, Inc.*	16,086	92,334
Durect Corp.*	46,926	97,137
Eloxx Pharmaceuticals, Inc. (x)*	6,285	25,014
Eton Pharmaceuticals, Inc. (x)*	3,970	32,276
Evofem Biosciences, Inc. (x)*	17,701	42,659
Evoke Pharma, Inc. (x)*	5,682	14,660
Evolus, Inc. (x)*	4,818	16,189
Eyenovia, Inc. (x)*	3,826	23,186
Fulcrum Therapeutics, Inc.*	3,360	39,346
Graybug Vision, Inc. (x)*	1,509	43,791
Harrow Health, Inc.*	5,490	37,661
Hoth Therapeutics, Inc. (x)*	1,591	3,771
IMARA, Inc.*	1,771	39,051
Kala Pharmaceuticals, Inc. (x)*	9,071	61,501
Kaleido Biosciences, Inc. (x)*	2,908	26,463
Lannett Co., Inc.*	7,920	51,638
Liquidia Technologies, Inc.*	6,273	18,505
Lyra Therapeutics, Inc.*	1,566	17,852
Marinus Pharmaceuticals, Inc. (x)*	6,007	73,285
Ocular Therapeutix, Inc.*	16,051	332,256
Opiant Pharmaceuticals, Inc.*	991	8,007
Optinose, Inc. (x)*	8,506	35,215
Oramed Pharmaceuticals, Inc. (x)*	4,760	20,182
Osmotica Pharmaceuticals plc (x)*	2,906	11,973
Otonomy, Inc.*	6,912	44,721
Paratek Pharmaceuticals, Inc.*	10,160	63,602
Petros Pharmaceuticals, Inc. (x)*	931	4,095
Pliant Therapeutics, Inc. (x)*	20,221	459,421
Provention Bio, Inc.*	11,030	186,848
Pulmatrix, Inc.*	8,557	10,183
Recro Pharma, Inc.*	5,014	14,290
Satsuma Pharmaceuticals, Inc.*	2,208	10,179
scPharmaceuticals, Inc.*	1,624	8,591
SIGA Technologies, Inc.*	12,393	90,097
Strongbridge Biopharma plc*	10,254	24,917
Tarsus Pharmaceuticals, Inc.*	1,488	61,499
TFF Pharmaceuticals, Inc. (x)*	3,692	52,870
Trevi Therapeutics, Inc. (x)*	1,291	3,124
Verrica Pharmaceuticals, Inc. (x)*	3,089	35,554
VYNE Therapeutics, Inc. (x)*	33,527	52,973
WaVe Life Sciences Ltd.*	7,982	62,818
Xeris Pharmaceuticals, Inc. (x)*	10,835	53,308
Zynerba Pharmaceuticals, Inc. (x)*	7,354	24,268

		3,300,600

Total Health Care		71,758,054

Industrials (11.1%)
Aerospace & Defense (0.6%)
Air Industries Group (x)*	6,644	8,172
Astronics Corp.*	5,460	72,236
CPI Aerostructures, Inc.*	2,755	10,554
Ducommun, Inc.*	2,556	137,257
Innovative Solutions and Support, Inc.	3,172	20,681
Maxar Technologies, Inc.	14,313	552,339
National Presto Industries, Inc.	1,203	106,381
Park Aerospace Corp.	4,593	61,592
Triumph Group, Inc.	12,208	153,333
Vectrus, Inc.*	2,711	134,791

		1,257,336

Air Freight & Logistics (0.5%)
Air T, Inc.*	345	8,591
Atlas Air Worldwide Holdings, Inc.*	13,562	739,671
Echo Global Logistics, Inc.*	6,044	162,100
Radiant Logistics, Inc.*	9,247	53,633

		963,995

Airlines (0.0%)
Mesa Air Group, Inc.*	7,067	47,278

Building Products (0.3%)
Alpha Pro Tech Ltd. (x)*	3,084	34,387
Armstrong Flooring, Inc. (x)*	4,994	19,077
Caesarstone Ltd. (x)	5,182	66,796
Insteel Industries, Inc.	4,220	93,979
PGT Innovations, Inc.*	13,329	271,112
Quanex Building Products Corp.	7,776	172,394

		657,745

Commercial Services & Supplies (1.0%)
Acme United Corp. (x)	538	16,210
AMREP Corp. (x)*	802	6,849

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
CECO Environmental Corp.*	7,157	$49,813
Charah Solutions, Inc. (x)*	1,921	5,513
CompX International, Inc.	328	4,667
Ennis, Inc.	5,838	104,208
Heritage-Crystal Clean, Inc.*	3,664	77,201
IBEX Holdings Ltd.*	1,172	21,916
Kimball International, Inc., Class B	8,512	101,718
Montrose Environmental Group, Inc.*	37,253	1,153,353
NL Industries, Inc.	1,886	9,015
Odyssey Marine Exploration, Inc.*	2,518	17,878
Perma-Fix Environmental Services, Inc.*	2,551	15,230
PICO Holdings, Inc.*	3,608	33,735
Quad/Graphics, Inc.	8,130	31,057
RR Donnelley & Sons Co. (x)	15,741	35,575
SP Plus Corp.*	5,335	153,808
Team, Inc.*	7,177	78,229
Virco Mfg. Corp.*	2,568	6,497
VSE Corp.	2,074	79,828

		2,002,300

Construction & Engineering (1.1%)
Aegion Corp.*	7,047	133,823
Ameresco, Inc., Class A*	16,778	876,483
Argan, Inc.	3,479	154,781
Concrete Pumping Holdings, Inc.*	6,090	23,325
Great Lakes Dredge & Dock Corp.*	14,893	196,141
HC2 Holdings, Inc.*	13,765	44,874
IES Holdings, Inc.*	1,934	89,041
Infrastructure and Energy Alternatives, Inc.*	2,918	48,351
MYR Group, Inc.*	3,825	229,882
Northwest Pipe Co.*	2,161	61,156
NV5 Global, Inc.*	2,559	201,598
Orion Group Holdings, Inc.*	6,835	33,902
Sterling Construction Co., Inc.*	6,538	121,672

		2,215,029

Electrical Equipment (1.2%)
Allied Motion Technologies, Inc.	1,715	87,636
American Superconductor Corp.*	6,246	146,281
Babcock & Wilcox Enterprises, Inc. (x)*	5,507	19,330
Beam Global (x)*	1,338	98,718
Energous Corp. (x)*	9,045	16,281
Espey Mfg. & Electronics Corp.	330	6,242
FuelCell Energy, Inc. (x)*	67,440	753,305
LSI Industries, Inc.	5,968	51,086
Orion Energy Systems, Inc.*	6,204	61,233
Powell Industries, Inc.	2,071	61,074
Preformed Line Products Co.	686	46,950
TPI Composites, Inc.*	18,836	994,164
Ultralife Corp.*	2,308	14,933

		2,357,233

Industrial Conglomerates (0.5%)
Raven Industries, Inc.	30,316	1,003,156

Machinery (3.8%)
Blue Bird Corp.*	3,508	64,056
Chart Industries, Inc.*	15,224	1,793,235
CIRCOR International, Inc.*	4,710	181,052
Columbus McKinnon Corp.	5,402	207,653
Commercial Vehicle Group, Inc.*	7,606	65,792
Douglas Dynamics, Inc.	5,278	225,740
Eastern Co. (The)	1,232	29,691
Energy Recovery, Inc.*	9,456	128,980
Evoqua Water Technologies Corp.*	44,827	1,209,432
ExOne Co. (The)(x)*	3,015	28,612
Gencor Industries, Inc.*	2,160	26,568
Graham Corp.	2,344	35,582
Hurco Cos., Inc.	1,443	43,290
Hydrofarm Holdings Group, Inc.*	5,654	297,287
L B Foster Co., Class A*	2,411	36,286
Luxfer Holdings plc	6,344	104,169
Lydall, Inc.*	4,018	120,661
Manitex International, Inc.*	3,361	17,343
Manitowoc Co., Inc. (The)*	7,840	104,350
Mayville Engineering Co., Inc.*	1,648	22,116
Miller Industries, Inc.	2,545	96,761
NN, Inc.*	9,880	64,912
Park-Ohio Holdings Corp.	2,069	63,932
Perma-Pipe International Holdings, Inc.*	2,389	14,477
Shyft Group, Inc. (The)	54,822	1,555,848
SPX Corp.*	16,050	875,367
Taylor Devices, Inc.*	543	5,653
Titan International, Inc.	11,760	57,154
Twin Disc, Inc. (x)*	2,445	19,193

		7,495,192

Marine (0.2%)
Eagle Bulk Shipping, Inc. (x)*	1,474	28,006
Genco Shipping & Trading Ltd.	4,245	31,243
Pangaea Logistics Solutions Ltd.*	3,086	8,548
Safe Bulkers, Inc.*	12,470	16,211
Scorpio Bulkers, Inc. (x)	2,224	37,653
SEACOR Holdings, Inc.*	4,549	188,556

		310,217

Professional Services (1.0%)
Acacia Research Corp.*	7,785	30,673
Akerna Corp. (x)*	3,880	12,571
Barrett Business Services, Inc.	1,749	119,299
BG Staffing, Inc.	2,229	30,069
CRA International, Inc.	1,742	88,720
DLH Holdings Corp.*	1,332	12,414
Forrester Research, Inc.*	2,533	106,133
Franklin Covey Co.*	2,908	64,761
GP Strategies Corp.*	3,143	37,276
Heidrick & Struggles International, Inc.	4,418	129,801
Hill International, Inc. (x)*	10,989	21,099
HireQuest, Inc.	1,062	10,588
Kelly Services, Inc., Class A	7,966	163,861
Kforce, Inc.	4,626	194,708
Mastech Digital, Inc.*	1,078	17,140

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Mistras Group, Inc.*	4,305	$33,407
Red Violet, Inc.*	1,515	39,557
Rekor Systems, Inc. (x)*	4,937	39,841
Resources Connection, Inc.	7,028	88,342
Willdan Group, Inc.*	19,968	832,666

		2,072,926

Road & Rail (0.1%)
Covenant Logistics Group, Inc., Class A*	2,745	40,654
Daseke, Inc.*	10,705	62,196
HyreCar, Inc. (x)*	3,846	27,461
PAM Transportation Services, Inc.*	449	22,001
Universal Logistics Holdings, Inc.	1,770	36,444
US Xpress Enterprises, Inc., Class A*	5,261	35,985
USA Truck, Inc.*	2,038	18,199
YRC Worldwide, Inc. (x)*	8,456	37,460

		280,400

Trading Companies & Distributors (0.8%)
Alta Equipment Group, Inc.*	4,283	42,316
BlueLinx Holdings, Inc. (x)*	2,166	63,377
CAI International, Inc.	3,922	122,523
DXP Enterprises, Inc.*	3,812	84,741
EVI Industries, Inc. (x)*	1,193	35,695
Foundation Building Materials, Inc.*	4,790	92,016
General Finance Corp.*	2,622	22,313
Houston Wire & Cable Co.*	3,253	9,076
Huttig Building Products, Inc.*	6,059	22,236
Lawson Products, Inc.*	1,062	54,066
Nesco Holdings, Inc. (x)*	3,259	24,019
Rush Enterprises, Inc., Class A	17,767	735,909
Titan Machinery, Inc.*	4,418	86,372
Transcat, Inc.*	1,638	56,806
Veritiv Corp.*	3,092	64,283
Willis Lease Finance Corp.*	717	21,840

		1,537,588

Total Industrials		22,200,395

Information Technology (17.8%)
Communications Equipment (2.4%)
Applied Optoelectronics, Inc.*	4,894	41,648
AudioCodes Ltd.	15,128	416,776
Aviat Networks, Inc.*	1,085	37,053
BK Technologies Corp.	1,691	5,124
CalAmp Corp.*	8,216	81,503
Calix, Inc.*	109,694	3,264,493
Cambium Networks Corp.*	1,282	32,153
Clearfield, Inc.*	2,523	62,369
Communications Systems, Inc.	1,644	7,513
Comtech Telecommunications Corp.	5,779	119,568
Digi International, Inc.*	6,785	128,236
DZS, Inc.*	2,804	43,378
EMCORE Corp.*	6,921	37,719
Genasys, Inc.*	7,725	50,367
Harmonic, Inc.*	22,629	167,228
KVH Industries, Inc.*	3,842	43,607
Lantronix, Inc.*	4,980	22,111
Network-1 Technologies, Inc.	3,577	13,199
PCTEL, Inc.*	3,955	25,984
Resonant, Inc. (x)*	12,729	33,732
Ribbon Communications, Inc.*	15,816	103,753
TESSCO Technologies, Inc.	1,663	10,377

		4,747,891

Electronic Equipment, Instruments & Components (1.9%)
908 Devices, Inc.*	16,380	932,841
Airgain, Inc.*	2,054	36,520
Akoustis Technologies, Inc. (x)*	7,605	93,009
Applied DNA Sciences, Inc. (x)*	1,159	5,911
Arlo Technologies, Inc.*	18,362	143,040
Bel Fuse, Inc., Class B	2,377	35,726
Coda Octopus Group, Inc.*	1,583	9,957
CTS Corp.	7,448	255,690
Daktronics, Inc.	8,928	41,783
Frequency Electronics, Inc.*	1,363	14,734
Identiv, Inc.*	4,017	34,145
IEC Electronics Corp.*	2,096	28,401
Intellicheck, Inc.*	4,369	49,829
Iteris, Inc.*	9,276	52,409
Key Tronic Corp.*	2,420	16,698
Kimball Electronics, Inc.*	5,491	87,801
LGL Group, Inc. (The)*	854	10,709
LightPath Technologies, Inc., Class A*	5,743	22,513
Luna Innovations, Inc.*	6,941	68,577
Napco Security Technologies, Inc.*	2,785	73,023
nLight, Inc.*	37,862	1,236,194
PAR Technology Corp.*	4,463	280,232
Powerfleet, Inc.*	6,768	50,286
Research Frontiers, Inc. (x)*	5,952	16,725
RF Industries Ltd.	2,387	11,720
Richardson Electronics Ltd.	2,952	13,904
SMTC Corp.*	4,647	23,049
Vishay Precision Group, Inc.*	2,848	89,655
Wayside Technology Group, Inc.	1,022	19,520
Wrap Technologies, Inc. (x)*	2,703	13,056

		3,767,657

IT Services (0.8%)
American Virtual Cloud Technologies, Inc.*	1,060	7,632
Brightcove, Inc.*	9,322	171,525
Cass Information Systems, Inc.	3,258	126,769
Computer Task Group, Inc.*	3,287	20,116
CSP, Inc.	742	5,736
Grid Dynamics Holdings, Inc. (x)*	6,265	78,939
Hackett Group, Inc. (The)	5,730	82,455
I3 Verticals, Inc., Class A*	4,384	145,549
Information Services Group, Inc.*	8,227	26,985
International Money Express, Inc.*	6,594	102,339
Limelight Networks, Inc. (x)*	27,381	109,250
MoneyGram International, Inc.*	14,317	78,242
Paysign, Inc. (x)*	7,083	32,865
PFSweb, Inc.*	4,058	27,310
PRGX Global, Inc.*	4,838	36,914
Priority Technology Holdings, Inc. (x)*	1,881	13,242
Research Solutions, Inc. (x)*	4,270	9,949
ServiceSource International, Inc.*	19,921	35,061

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
StarTek, Inc.*	4,098	$30,817
Tucows, Inc., Class A (x)*	2,205	162,927
Unisys Corp.*	14,488	285,124
Usio, Inc.*	4,456	11,898

		1,601,644

Semiconductors & Semiconductor Equipment (3.3%)
Aehr Test Systems (x)*	5,143	13,012
Alpha & Omega Semiconductor Ltd.*	4,936	116,687
Amtech Systems, Inc.*	2,781	17,743
Atomera, Inc. (x)*	4,011	64,537
AXT, Inc.*	9,398	89,939
CEVA, Inc.*	41,097	1,869,913
Cohu, Inc.	9,614	367,063
CyberOptics Corp.*	1,600	36,304
DSP Group, Inc.*	5,165	85,687
Everspin Technologies, Inc. (x)*	3,375	15,525
GSI Technology, Inc.*	3,930	29,082
Ichor Holdings Ltd.*	47,292	1,425,617
Impinj, Inc.*	4,023	168,443
inTEST Corp.*	2,212	14,356
NeoPhotonics Corp.*	11,670	106,080
NVE Corp.	1,073	60,281
PDF Solutions, Inc.*	6,661	143,878
Photronics, Inc.*	14,596	162,891
Pixelworks, Inc.*	9,371	26,426
QuickLogic Corp.*	2,997	11,359
Rambus, Inc.*	60,113	1,049,573
SiTime Corp.*	2,167	242,552
SMART Global Holdings, Inc.*	3,387	127,453
Ultra Clean Holdings, Inc.*	9,394	292,623

		6,537,024

Software (9.3%)
A10 Networks, Inc.*	14,159	139,608
Agilysys, Inc.*	72,664	2,788,844
American Software, Inc., Class A	6,889	118,284
Asure Software, Inc.*	2,925	20,767
AudioEye, Inc. (x)*	1,385	35,775
Aware, Inc.*	3,399	11,896
Cerence, Inc.*	33,140	3,329,907
ChannelAdvisor Corp.*	6,600	105,468
Digimarc Corp. (x)*	2,833	133,831
Digital Turbine, Inc.*	66,288	3,749,249
Domo, Inc., Class B*	6,070	387,084
eGain Corp.*	4,898	57,845
fuboTV, Inc. (x)*	29,111	815,108
GTY Technology Holdings, Inc.*	10,072	52,173
Intelligent Systems Corp. (x)*	1,751	70,233
Issuer Direct Corp.*	585	10,243
Mind CTI Ltd.	3,683	9,539
Mitek Systems, Inc.*	9,520	169,266
OneSpan, Inc.*	7,875	162,855
Park City Group, Inc.*	3,069	14,701
PubMatic, Inc., Class A (x)*	45,230	1,264,631
Rimini Street, Inc.*	5,073	22,473
Riot Blockchain, Inc. (x)*	11,517	195,674
SeaChange International, Inc. (x)*	6,711	9,395
SharpSpring, Inc. (x)*	2,120	34,514
ShotSpotter, Inc.*	1,869	70,461
Smith Micro Software, Inc.*	7,600	41,192
Sprout Social, Inc., Class A*	36,632	1,663,459
Sumo Logic, Inc. (x)*	901	25,751
Synacor, Inc.*	7,249	9,859
Synchronoss Technologies, Inc.*	9,746	45,806
Telenav, Inc.*	7,979	37,501
Telos Corp.*	58,366	1,924,911
Upland Software, Inc.*	15,999	734,194
Verb Technology Co., Inc.*	10,202	16,833
Veritone, Inc. (x)*	5,560	158,182
VirnetX Holding Corp. (x)	14,838	74,784
Zix Corp.*	12,657	109,230

		18,621,526

Technology Hardware, Storage & Peripherals (0.1%)
AstroNova, Inc. (x)	1,700	18,105
Avid Technology, Inc.*	7,283	115,581
Eastman Kodak Co. (x)*	3,641	29,638
Immersion Corp.*	3,974	44,867
Intevac, Inc.*	5,471	39,446
One Stop Systems, Inc.*	2,763	11,052
Quantum Corp.*	6,785	41,524
TransAct Technologies, Inc.*	2,064	14,654

		314,867

Total Information Technology		35,590,609

Materials (1.3%)
Chemicals (0.5%)
Advanced Emissions Solutions, Inc.	3,690	20,295
AgroFresh Solutions, Inc.*	8,134	18,464
American Vanguard Corp.	6,686	103,767
Amyris, Inc. (x)*	24,965	154,159
FutureFuel Corp.	6,324	80,315
Hawkins, Inc.	2,241	117,227
Intrepid Potash, Inc.*	2,339	56,487
Koppers Holdings, Inc.*	4,777	148,851
LSB Industries, Inc. (x)*	5,554	18,828
Marrone Bio Innovations, Inc.*	14,565	18,206
Northern Technologies International Corp.	1,846	19,494
Rayonier Advanced Materials, Inc.*	14,873	96,972
Trecora Resources*	5,906	41,283
Tredegar Corp.	6,350	106,045

		1,000,393

Construction Materials (0.1%)
Forterra, Inc.*	6,907	118,766
United States Lime & Minerals, Inc.	473	53,922
US Concrete, Inc.*	3,762	150,367

		323,055

Containers & Packaging (0.2%)
Myers Industries, Inc.	8,346	173,430
Ranpak Holdings Corp.*	6,826	91,741
UFP Technologies, Inc.*	1,643	76,564

		341,735

Metals & Mining (0.4%)
Ampco-Pittsburgh Corp. (x)*	2,388	13,086
Caledonia Mining Corp. plc (x)	2,809	44,607
Contura Energy, Inc.*	4,284	48,709
Fortitude Gold Corp.*	4,689	4,923

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Friedman Industries, Inc.	1,878	$12,883
Gatos Silver, Inc. (x)*	5,519	71,913
Gold Resource Corp.	16,411	47,756
Haynes International, Inc.	2,984	71,139
Olympic Steel, Inc.	2,238	29,833
Paramount Gold Nevada Corp. (x)*	5,586	6,536
Ramaco Resources, Inc. (x)*	1,957	5,636
Ryerson Holding Corp.*	3,835	52,309
Schnitzer Steel Industries, Inc., Class A	6,037	192,641
SunCoke Energy, Inc.	19,201	83,524
Synalloy Corp.*	1,919	14,968
TimkenSteel Corp.*	10,653	49,749
Universal Stainless & Alloy Products, Inc.*	2,093	15,656

		765,868

Paper & Forest Products (0.1%)
Clearwater Paper Corp.*	3,738	141,109
Verso Corp., Class A	7,343	88,263

		229,372

Total Materials		2,660,423

Real Estate (2.1%)
Equity Real Estate Investment Trusts (REITs) (1.2%)
Alpine Income Property Trust, Inc. (REIT)	1,663	24,928
Bluerock Residential Growth REIT, Inc. (REIT)	5,523	69,977
Braemar Hotels & Resorts, Inc. (REIT)*	7,482	34,492
BRT Apartments Corp. (REIT)	2,512	38,182
CatchMark Timber Trust, Inc. (REIT), Class A	11,598	108,557
CIM Commercial Trust Corp. (REIT)	2,529	36,013
City Office REIT, Inc. (REIT)	9,895	96,674
Clipper Realty, Inc. (REIT)	3,666	25,845
Condor Hospitality Trust, Inc. (REIT)*	1,521	5,993
CorEnergy Infrastructure Trust, Inc. (REIT)	3,301	22,612
CorePoint Lodging, Inc. (REIT)	9,256	63,681
Farmland Partners, Inc. (REIT)(x)	6,183	53,792
Front Yard Residential Corp. (REIT)	11,797	191,111
Gladstone Commercial Corp. (REIT)	7,747	139,446
Gladstone Land Corp. (REIT)	4,810	70,418
Global Medical REIT, Inc. (REIT)	10,328	134,884
Global Self Storage, Inc. (REIT)	1,956	7,844
Hersha Hospitality Trust (REIT)	8,249	65,085
NETSTREIT Corp. (REIT)(x)	3,060	59,639
New Senior Investment Group, Inc. (REIT)	19,579	101,419
NexPoint Residential Trust, Inc. (REIT)	5,130	217,050
One Liberty Properties, Inc. (REIT)	3,693	74,119
Pennsylvania REIT (REIT)(x)	18,827	18,827
Plymouth Industrial REIT, Inc. (REIT)	5,651	84,765
Postal Realty Trust, Inc. (REIT), Class A	1,853	31,279
Preferred Apartment Communities, Inc. (REIT), Class A	11,181	82,739
Retail Value, Inc. (REIT)	3,832	56,982
Seritage Growth Properties (REIT), Class A (x)*	7,896	115,913
Sotherly Hotels, Inc. (REIT)	3,461	8,653
UMH Properties, Inc. (REIT)	8,517	126,137
Urstadt Biddle Properties, Inc. (REIT), Class A	7,120	100,606
Whitestone REIT (REIT)	9,516	75,843

		2,343,505

Real Estate Management & Development (0.9%)
Altisource Portfolio Solutions SA*	1,121	14,438
American Realty Investors, Inc.*	273	2,976
CTO Realty Growth, Inc.	1,296	54,639
eXp World Holdings, Inc.*	20,403	1,287,837
Fathom Holdings, Inc. (x)*	1,092	39,356
Forestar Group, Inc.*	3,854	77,774
FRP Holdings, Inc.*	1,454	66,230
Griffin Industrial Realty, Inc.*	738	46,125
InterGroup Corp. (The) (x)*	114	3,466
JW Mays, Inc.*	85	1,881
Maui Land & Pineapple Co., Inc.*	1,531	17,652
Rafael Holdings, Inc., Class B*	2,169	50,581
Stratus Properties, Inc.*	1,378	35,139
Tejon Ranch Co.*	4,740	68,493
Transcontinental Realty Investors, Inc.*	326	7,860
Trinity Place Holdings, Inc. (x)*	3,486	4,357

		1,778,804

Total Real Estate		4,122,309

Utilities (0.4%)
Electric Utilities (0.1%)
Genie Energy Ltd., Class B	3,174	22,884
Spark Energy, Inc., Class A	2,949	28,222

		51,106

Gas Utilities (0.0%)
RGC Resources, Inc.	1,789	42,542

Independent Power and Renewable Electricity Producers (0.0%)
Atlantic Power Corp.*	20,328	42,689

Multi-Utilities (0.1%)
Unitil Corp.	3,474	153,794

Water Utilities (0.2%)
Artesian Resources Corp., Class A	1,851	68,635
Cadiz, Inc. (x)*	4,855	51,706
Consolidated Water Co. Ltd.	3,474	41,862
Global Water Resources, Inc.	2,937	42,322
Pure Cycle Corp.*	4,539	50,973
York Water Co. (The)	3,020	140,732

		396,230

Total Utilities		686,361

Total Common Stocks (99.2%) (Cost $140,931,659)		198,052,034

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
PREFERRED STOCK:
Consumer Discretionary (0.0%)
Hotels, Restaurants & Leisure (0.0%)
FAT Brands, Inc. 8.250% (x)	120	$1,995

Total Preferred Stock (0.0%) (Cost $1,946)		1,995

	Number of Rights	Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Media (0.0%)
SRAX, Inc., expiring 12/31/21 (r)(x)*	1,616	—

Total Communication Services		—

Financials (0.0%)
Diversified Financial Services (0.0%)
Contra Costa County Board of Education, CVR (r)(x)*	796	1,182

Total Financials		1,182

Health Care (0.0%)
Biotechnology (0.0%)
Aduro Biotech I, CVR (r)*	3,014	—
Contra Proteostasis TH, CVR (r)*	10,512	—
OncoMed Pharmaceuticals, Inc., CVR (r)*	4,471	920
Oncternal Therapeutics, Inc., CVR (r)*	131	—

Total Health Care		920

Total Rights (0.0%) (Cost $10,177)		2,102

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.5%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	1,000,000	1,000,000

	Principal Amount	Value (Note 1)
Repurchase Agreements (8.5%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $1,800,024, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $1,836,003. (xx)	$1,800,000	1,800,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $7,971,506, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $8,130,892. (xx)	7,971,462	7,971,462
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $4,000,093, collateralized by various Common Stocks; total market value $4,444,496. (xx)	4,000,000	4,000,000
NBC Global Finance Ltd., 0.28%, dated 12/31/20, due 1/7/21, repurchase price $1,000,054, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 2.125%-5.000%, maturing 2/28/23-5/15/37; total market value $1,109,222. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $2,100,047, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125%-3.625%, maturing 9/30/21-8/15/49; total market value $2,329,732. (xx)	2,100,000	2,100,000

Total Repurchase Agreements		16,871,462

Total Short-Term Investments (9.0%) (Cost $17,871,462)		17,871,462

Total Investments in Securities (108.2%) (Cost $158,815,244)		215,927,593
Other Assets Less Liabilities (-8.2%)		(16,312,034)

Net Assets (100%)		$199,615,559

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $213,875 or 0.1% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $19,357,370. This was collateralized by $2,439,699 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/14/21 - 5/15/50 and by cash of $17,871,462 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right
USD	—United States Dollar

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Micro E-Mini Russell 2000 Index	83	3/2021	USD	819,542	7,358

					7,358

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$4,812,648	$—	$—		$4,812,648
Consumer Discretionary	26,680,840	60,304	—		26,741,144
Consumer Staples	6,245,764	—	—		6,245,764
Energy	2,593,216	—	—		2,593,216
Financials	20,641,111	—	—		20,641,111
Health Care	71,758,054	—	—		71,758,054
Industrials	22,063,138	137,257	—		22,200,395
Information Technology	35,590,609	—	—		35,590,609
Materials	2,655,500	4,923	—		2,660,423
Real Estate	4,122,309	—	—		4,122,309
Utilities	686,361	—	—		686,361
Futures	7,358	—	—		7,358
Preferred Stock
Consumer Discretionary	1,995	—	—		1,995
Rights
Communication Services	—	—	—	(a)	—	(a)
Financials	—	—	1,182		1,182
Health Care	—	—	920		920
Short-Term Investments
Investment Company	1,000,000	—	—		1,000,000
Repurchase Agreements	—	16,871,462	—		16,871,462

Total Assets	$198,858,903	$17,073,946	$2,102		$215,934,951

Total Liabilities	$—	$—	$—		$—

Total	$198,858,903	$17,073,946	$2,102		$215,934,951

(a)	Value is zero.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$7,358	*

Total		$7,358

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(10,003)	$(10,003)

Total	$(10,003)	$(10,003)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$5,239	$5,239

Total	$5,239	$5,239

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $582,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 3%)*	$142,770,797
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 10%)*	$171,136,110

*	During the year ended December 31, 2020, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total purchases and/or Sales).

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$70,928,695
Aggregate gross unrealized depreciation	(15,162,223)

Net unrealized appreciation	$55,766,472

Federal income tax cost of investments in securities and derivative instruments, if applicable	$160,168,479

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $141,943,782)	$199,056,131
Repurchase Agreements (Cost $16,871,462)	16,871,462
Cash	1,570,778
Cash held as collateral at broker for futures	51,200
Receivable for securities sold	64,349
Dividends, interest and other receivables	55,974
Securities lending income receivable	41,743
Receivable for Portfolio shares sold	1,529
Other assets	701

Total assets	217,713,867

LIABILITIES
Payable for return of collateral on securities loaned	17,871,462
Investment management fees payable	95,941
Payable for Portfolio shares redeemed	39,228
Administrative fees payable	20,123
Due to broker for futures variation margin	705
Distribution fees payable – Class IB	677
Trustees’ fees payable	37
Accrued expenses	70,135

Total liabilities	18,098,308

NET ASSETS	$199,615,559

Net assets were comprised of:
Paid in capital	$133,865,693
Total distributable earnings (loss)	65,749,866

Net assets	$199,615,559

Class IB
Net asset value, offering and redemption price per share, $3,348,419 / 242,578 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.80

Class K
Net asset value, offering and redemption price per share, $196,267,140 / 14,171,236 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.85

(x)	Includes value of securities on loan of $19,357,370.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $871 foreign withholding tax)	$1,062,601
Interest	9,738
Securities lending (net)	592,360

Total income	1,664,699

EXPENSES
Investment management fees	1,302,560
Administrative fees	189,300
Custodian fees	122,500
Professional fees	58,351
Printing and mailing expenses	30,971
Trustees’ fees	5,047
Distribution fees – Class IB	4,940
Miscellaneous	2,381

Gross expenses	1,716,050
Less: Waiver from investment manager	(330,706)

Net expenses	1,385,344

NET INVESTMENT INCOME (LOSS)	279,355

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	30,472,218
Futures contracts	(10,003)

Net realized gain (loss)	30,462,215

Change in unrealized appreciation (depreciation) on:
Investments in securities	41,219,990
Futures contracts	5,239

Net change in unrealized appreciation (depreciation)	41,225,229

NET REALIZED AND UNREALIZED GAIN (LOSS)	71,687,444

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$71,966,799

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$279,355	$357,900
Net realized gain (loss)	30,462,215	16,948,122
Net change in unrealized appreciation (depreciation)	41,225,229	20,090,161

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	71,966,799	37,396,183

Distributions to shareholders:
Class IB	(388,904)	(128,938)
Class K	(23,306,650)	(14,914,379)

Total distributions to shareholders	(23,695,554)	(15,043,317)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 127,243 and 105,446 shares, respectively ]	1,422,671	1,116,425
Capital shares issued in reinvestment of dividends and distributions [ 29,925 and 12,580 shares, respectively ]	388,904	128,938
Capital shares repurchased [ (49,359) and (19,554) shares, respectively ]	(584,267)	(208,022)

Total Class IB transactions	1,227,308	1,037,341

Class K
Capital shares sold [ 2,393,957 and 297,766 shares, respectively ]	19,154,420	3,204,137
Capital shares issued in reinvestment of dividends and distributions [ 1,789,103 and 1,452,124 shares, respectively ]	23,306,650	14,914,379
Capital shares repurchased [ (4,831,456) and (1,380,493) shares, respectively ]	(49,604,613)	(14,496,046)

Total Class K transactions	(7,143,543)	3,622,470

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(5,916,235)	4,659,811

TOTAL INCREASE (DECREASE) IN NET ASSETS	42,355,010	27,012,677
NET ASSETS:
Beginning of year	157,260,549	130,247,872

End of year	$199,615,559	$157,260,549

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT MICRO CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.49	$8.97	$11.53	$9.91	$8.95

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)	0.01	— #	(0.01)	(0.02)
Net realized and unrealized gain (loss)	5.14	2.59	(0.44)	2.51	0.98

Total from investment operations	5.13	2.60	(0.44)	2.50	0.96

Less distributions:
Dividends from net investment income	— #	— #	—	— #	—
Distributions from net realized gains	(1.82)	(1.08)	(2.11)	(0.88)	—
Return of capital	—	—	(0.01)	—	—

Total dividends and distributions	(1.82)	(1.08)	(2.12)	(0.88)	—

Net asset value, end of year	$13.80	$10.49	$8.97	$11.53	$9.91

Total return	50.22%	29.32%	(4.75)%	25.59%	10.73%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,348	$1,414	$326	$129	$103
Ratio of expenses to average net assets:
After waivers (f)	1.15%	1.15%	1.15%	1.15%	1.25%
Before waivers (f)	1.37%	1.36%	1.33%	1.35%	1.38%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.06)%	0.05%	(0.01)%	(0.08)%	(0.26)%
Before waivers (f)	(0.28)%	(0.16)%	(0.19)%	(0.28)%	(0.40)%
Portfolio turnover rate^	94%	69%	60%	58%	103%

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.52	$8.99	$11.57	$9.94	$8.97

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.03	0.03	0.02	— #
Net realized and unrealized gain (loss)	5.16	2.61	(0.46)	2.52	0.99

Total from investment operations	5.18	2.64	(0.43)	2.54	0.99

Less distributions:
Dividends from net investment income	(0.03)	(0.03)	(0.03)	(0.03)	(0.01)
Distributions from net realized gains	(1.82)	(1.08)	(2.11)	(0.88)	—
Return of capital	—	—	(0.01)	—	(0.01)

Total dividends and distributions	(1.85)	(1.11)	(2.15)	(0.91)	(0.02)

Net asset value, end of year	$13.85	$10.52	$8.99	$11.57	$9.94

Total return	50.54%	29.67%	(4.68)%	25.90%	11.00%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$196,267	$155,846	$129,922	$145,266	$125,290
Ratio of expenses to average net assets:
After waivers (f)	0.90%	0.90%	0.90%	0.90%	1.00%
Before waivers (f)	1.12%	1.10%	1.08%	1.10%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.19%	0.24%	0.23%	0.17%	(0.01)%
Before waivers (f)	(0.03)%	0.04%	0.05%	(0.04)%	(0.15)%
Portfolio turnover rate^	94%	69%	60%	58%	103%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 VT NATURAL RESOURCES PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(15.65)%	3.17%	(2.95)%
Portfolio – Class K Shares*	(15.46)	3.43	(2.71)
MSCI World Commodity Producers (Net) Index	(15.10)	3.69	(2.57)

* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (15.65)% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the MSCI World Commodity Producers (Net) Index, which returned (15.10)% over the same period.

What helped performance during the year:

•	The sub-industries that contributed most to performance were Diversified Metals & Mining; Gold; Copper; Steel and Fertilizers & Agricultural Chemicals.

•	The five stocks that contributed most to performance were Rio Tinto Ltd., BHP Group Ltd., Freeport-McMoRan, Inc., Fortescue Metals Group Ltd. and Newmont Goldcorp Corp.

What hurt performance during the year:

•	The only sub-industries that detracted from performance were Integrated Oil & Gas and Oil & Gas Exploration & Production.

•	The five stocks that detracted most from performance were Exxon Mobil Corp., Chevron Corp., BP plc, Royal Dutch Shell plc, Class A and Royal Dutch Shell plc, Class B.

Sector Weightings as of December 31, 2020	% of Net Assets
Energy	50.1%
Materials	47.4
Consumer Staples	2.3
Repurchase Agreements	0.3
Cash and Other	(0.1)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

1290 VT NATURAL RESOURCES PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,157.30	$4.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.61	4.57
Class K
Actual	1,000.00	1,157.80	3.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.87	3.30

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 0.90% and 0.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Chemicals (5.0%)
Fertilizers & Agricultural Chemicals (5.0%)
CF Industries Holdings, Inc.	1,476	$57,136
Corteva, Inc.	5,159	199,756
FMC Corp.	898	103,207
ICL Group Ltd.	4,650	23,674
Mosaic Co. (The)	2,496	57,433
Nutrien Ltd.	3,925	188,834
Yara International ASA	1,202	49,907

Total Chemicals		679,947

Food Products (2.3%)
Agricultural Products (2.3%)
Archer-Daniels-Midland Co.	3,831	193,121
Bunge Ltd.	966	63,350
Wilmar International Ltd.	13,023	45,821

Total Food Products		302,292

Metals & Mining (39.4%)
Aluminum (0.3%)
Norsk Hydro ASA	9,218	42,853

Copper (3.1%)
Antofagasta plc	2,733	53,837
First Quantum Minerals Ltd.	3,999	71,786
Freeport-McMoRan, Inc.	9,999	260,174
Lundin Mining Corp.	4,520	40,126

		425,923

Diversified Metals & Mining (19.3%)
Anglo American plc	8,443	279,928
BHP Group Ltd.	20,260	662,733
BHP Group plc	14,525	382,362
Boliden AB	1,896	67,151
Glencore plc*	68,521	218,327
Rio Tinto Ltd.	2,558	224,483
Rio Tinto plc	7,717	577,249
South32 Ltd.	33,053	62,941
Sumitomo Metal Mining Co. Ltd.	1,613	71,531
Teck Resources Ltd., Class B	3,229	58,598

		2,605,303

Gold (10.9%)
Agnico Eagle Mines Ltd.	1,671	117,609
B2Gold Corp.	7,038	39,423
Barrick Gold Corp.	12,236	278,768
Evolution Mining Ltd.	11,001	42,321
Franco-Nevada Corp.	1,315	164,879
Kinross Gold Corp.	8,533	62,612
Kirkland Lake Gold Ltd.	1,816	75,042
Newcrest Mining Ltd.	5,596	111,221
Newmont Corp. (London Stock Exchange)	3,161	189,312
Newmont Corp. (Toronto Stock Exchange)	2,363	141,420
Northern Star Resources Ltd.	5,069	49,592
SSR Mining, Inc.*	1,492	29,960
Wheaton Precious Metals Corp.	3,099	129,423
Yamana Gold, Inc.	6,406	36,587

		1,468,169

Precious Metals & Minerals (0.1%)
Fresnillo plc	1,232	19,029

Silver (0.4%)
Pan American Silver Corp.	1,457	50,249

Steel (5.3%)
ArcelorMittal SA*	4,915	113,363
BlueScope Steel Ltd.	3,420	46,089
Evraz plc	3,413	22,011
Fortescue Metals Group Ltd.	11,663	210,673
Hitachi Metals Ltd.	1,453	22,037
JFE Holdings, Inc.	3,374	32,284
Nippon Steel Corp.*	5,523	71,033
Nucor Corp.	2,089	111,114
Steel Dynamics, Inc.	1,452	53,535
voestalpine AG	794	28,421

		710,560

Total Metals & Mining		5,322,086

Oil, Gas & Consumable Fuels (50.1%)
Coal & Consumable Fuels (0.4%)
Cameco Corp.	2,708	36,273
Washington H Soul Pattinson & Co. Ltd. (x)	755	17,514

		53,787

Integrated Oil & Gas (39.9%)
BP plc	139,357	485,574
Cenovus Energy, Inc.	9,091	55,350
Chevron Corp.	13,235	1,117,696
Eni SpA	17,441	182,130
Equinor ASA	6,713	113,485
Exxon Mobil Corp.	29,079	1,198,637
Galp Energia SGPS SA	3,367	36,008
Imperial Oil Ltd. (x)	1,780	33,785
Occidental Petroleum Corp.	6,378	110,403
OMV AG	1,010	40,718
Origin Energy Ltd.	11,924	43,758
Repsol SA	10,047	101,260
Royal Dutch Shell plc, Class A	28,205	500,566
Royal Dutch Shell plc, Class B	25,488	438,962
Suncor Energy, Inc.	10,458	175,409
TOTAL SE	17,334	747,516

		5,381,257

Oil & Gas Exploration & Production (9.8%)
Cabot Oil & Gas Corp.	2,762	44,965
Canadian Natural Resources Ltd.	8,141	195,642
Concho Resources, Inc.	1,365	79,648
ConocoPhillips	7,380	295,126
EOG Resources, Inc.	4,013	200,128
Hess Corp.	1,915	101,093
Inpex Corp. (x)	6,893	37,117
Lundin Energy AB	1,271	34,341
Oil Search Ltd.	13,575	38,828
Pioneer Natural Resources Co.	1,137	129,493
Santos Ltd.	12,074	58,364
Woodside Petroleum Ltd.	6,555	114,918

		1,329,663

Total Oil, Gas & Consumable Fuels		6,764,707

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Paper & Forest Products (3.0%)
Forest Products (0.6%)
Svenska Cellulosa AB SCA, Class B*	4,179	$72,785

Paper Products (2.4%)
Mondi plc	3,362	79,054
Oji Holdings Corp.	5,901	33,547
Stora Enso OYJ, Class R	4,016	76,757
UPM-Kymmene OYJ	3,669	136,574

		325,932

Total Paper & Forest Products		398,717

Total Common Stocks (99.8%) (Cost $16,765,318)		13,467,749

	Number of Rights	Value (Note 1)
RIGHTS:
Oil, Gas & Consumable Fuels (0.0%)
Integrated Oil & Gas (0.0%)
Repsol SA, expiring 1/8/21 (Cost $3,588) (x)*	10,047	3,445

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.3%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $8,231, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $8,396. (xx)	$8,231	8,231
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $33,222, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $33,886. (xx)	$33,222	33,222

Total Repurchase Agreements		41,453

Total Short-Term Investments (0.3%) (Cost $41,453)		41,453

Total Investments in Securities (100.1%) (Cost $16,810,359)		13,512,647
Other Assets Less Liabilities (-0.1%)		(15,625)

Net Assets (100%)		$13,497,022

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $69,259. This was collateralized by $32,518 of various U.S. Government Treasury Securities, ranging from 0.000% - 2.750%, maturing 1/28/21 - 2/15/43 and by cash of $41,453 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Country Diversification As a Percentage of Total Net Assets
Australia	21.2%
Austria	0.5
Brazil	1.3
Canada	11.8
Chile	0.7
China	0.3
Finland	1.6
France	5.5
Israel	0.2
Italy	1.3
Japan	2.0
Luxembourg	0.8
Mexico	0.1
Netherlands	7.0
Norway	1.2
Portugal	0.3
Russia	0.2
South Africa	2.1
Spain	0.8
Sweden	1.3
United Kingdom	4.2
United States	35.2
Zambia	0.5
Cash and Other	(0.1)

100.0%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Staples	$256,471	$45,821	$—	$302,292
Energy	3,773,648	2,991,059	—	6,764,707
Materials	2,516,983	3,883,767	—	6,400,750
Rights
Energy	—	3,445	—	3,445
Short-Term Investments
Repurchase Agreements	—	41,453	—	41,453

Total Assets	$6,547,102	$6,965,545	$—	$13,512,647

Total Liabilities	$—	$—	$—	$—

Total	$6,547,102	$6,965,545	$—	$13,512,647

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,179,603
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$5,807,726

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,991,620
Aggregate gross unrealized depreciation	(5,466,988)

Net unrealized depreciation	$(3,475,368)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$16,988,015

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $16,768,906)	$13,471,194
Repurchase Agreements (Cost $41,453)	41,453
Cash	74,862
Foreign cash (Cost $17,463)	17,895
Dividends, interest and other receivables	12,346
Receivable from investment manager	9,370
Receivable for Portfolio shares sold	889
Securities lending income receivable	32
Other assets	402

Total assets	13,628,443

LIABILITIES
Payable for return of collateral on securities loaned	41,453
Payable for securities purchased	11,821
Payable for Portfolio shares redeemed	2,526
Distribution fees payable – Class IB	1,323
Trustees’ fees payable	22
Accrued expenses	74,276

Total liabilities	131,421

NET ASSETS	$13,497,022

Net assets were comprised of:
Paid in capital	$20,868,793
Total distributable earnings (loss)	(7,371,771)

Net assets	$13,497,022

Class IB
Net asset value, offering and redemption price per share, $6,214,016 / 999,110 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.22

Class K
Net asset value, offering and redemption price per share, $7,283,006 / 1,170,952 shares outstanding (unlimited amount authorized: $0.01 par value)	$6.22

(x)	Includes value of securities on loan of $69,259.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $27,324 foreign withholding tax)	$651,022
Interest	282
Securities lending (net)	3,641

Total income	654,945

EXPENSES
Investment management fees	70,213
Custodian fees	62,000
Professional fees	50,274
Administrative fees	30,000
Printing and mailing expenses	20,522
Distribution fees – Class IB	13,601
Trustees’ fees	522
Miscellaneous	7,863

Gross expenses	254,995
Less: Waiver from investment manager	(100,213)
Reimbursement from investment manager	(49,987)

Net expenses	104,795

NET INVESTMENT INCOME (LOSS)	550,150

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(1,819,927)
Foreign currency transactions	(12,125)

Net realized gain (loss)	(1,832,052)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(2,474,279)
Foreign currency translations	414

Net change in unrealized appreciation (depreciation)	(2,473,865)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(4,305,917)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,755,767)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$550,150	$1,044,459
Net realized gain (loss)	(1,832,052)	(428,943)
Net change in unrealized appreciation (depreciation)	(2,473,865)	1,485,658

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,755,767)	2,101,174

Distributions to shareholders:
Class IB	(238,978)	(335,580)
Class K	(298,018)	(712,386)

Total distributions to shareholders	(536,996)	(1,047,966)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 280,792 and 266,330 shares, respectively ]	1,555,209	2,088,904
Capital shares issued in reinvestment of dividends[ 38,332 and 45,079 shares, respectively ]	238,978	335,580
Capital shares repurchased [ (242,077) and (193,779) shares, respectively ]	(1,432,415)	(1,478,561)

Total Class IB transactions	361,772	945,923

Class K
Capital shares sold [ 211,248 and 208,157 shares, respectively ]	1,118,985	1,606,253
Capital shares issued in reinvestment of dividends[ 47,805 and 95,729 shares, respectively ]	298,018	712,386
Capital shares repurchased [ (959,007) and (148,914) shares, respectively ]	(5,416,964)	(1,166,953)

Total Class K transactions	(3,999,961)	1,151,686

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(3,638,189)	2,097,609

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,930,952)	3,150,817
NET ASSETS:
Beginning of year	21,427,974	18,277,157

End of year	$13,497,022	$21,427,974

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT NATURAL RESOURCES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020	2019		2018	2017	2016
Net asset value, beginning of year	$7.67	$7.25		$8.69	$7.95	$6.27

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.39	#	0.22	0.19	0.17
Net realized and unrealized gain (loss)	(1.41)	0.41		(1.44)	0.76	1.68

Total from investment operations	(1.20)	0.80		(1.22)	0.95	1.85

Less distributions:
Dividends from net investment income	(0.25)	(0.38)		(0.22)	(0.21)	(0.17)

Net asset value, end of year	$6.22	$7.67		$7.25	$8.69	$7.95

Total return	(15.65)%	11.20%		(14.14)%	12.10%	29.48%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,214	$7,075		$5,834	$6,284	$5,680
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.90%	0.90%		0.90%	0.90%	0.90%
Before waivers and reimbursements (f)	2.02%	1.57%		1.46%	1.52%	1.61%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	3.66%	5.04	%(g)	2.54%	2.41%	2.32%
Before waivers and reimbursements (f)	2.54%	4.37	%(g)	1.98%	1.79%	1.62%
Portfolio turnover rate^	15%	10%		10%	13%	18%

	Year Ended December 31,
Class K	2020	2019		2018	2017	2016
Net asset value, beginning of year	$7.67	$7.25		$8.69	$7.95	$6.27

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24	0.41	#	0.24	0.21	0.19
Net realized and unrealized gain (loss)	(1.43)	0.41		(1.44)	0.76	1.68

Total from investment operations	(1.19)	0.82		(1.20)	0.97	1.87

Less distributions:
Dividends from net investment income	(0.26)	(0.40)		(0.24)	(0.23)	(0.19)

Net asset value, end of year	$6.22	$7.67		$7.25	$8.69	$7.95

Total return	(15.46)%	11.48%		(13.90)%	12.36%	29.81%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,283	$14,353		$12,443	$16,359	$17,352
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.65%	0.65%		0.65%	0.65%	0.65%
Before waivers and reimbursements (f)	1.69%	1.32%		1.20%	1.28%	1.35%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	4.09%	5.19	%(g)	2.79%	2.66%	2.68%
Before waivers and reimbursements (f)	3.05%	4.52	%(g)	2.24%	2.03%	1.97%
Portfolio turnover rate^	15%	10%		10%	13%	18%
#	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.28, $0.29 for Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(g)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 1.52% lower.

See Notes to Financial Statements.

1290 VT REAL ESTATE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	(8.98)%	3.86%	3.93%
Portfolio – Class K Shares*	(8.82)	4.10	4.19
FTSE EPRA/NAREIT Developed Index	(8.18)	4.72	5.11

* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (8.98)% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index, which returned (8.18)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sub-industries that contributed most to performance were Industrial Real Estate Investment Trusts (REITs), Real Estate Operating Companies, Specialized REITs and Real Estate Services.

•	The five stocks that contributed most to performance were Prologis Inc., Vonovia SE, Deutsche Wohnen SE, Digital Realty Trust LP and Alexandria Real Estate Equities, Inc..

What hurt performance during the year:

•	The sub-industries that detracted most from performance were Retail REITs, Office REITs, Residential REITs, Diversified REITs and Hotel & Resort REITs.

•	The five stocks that detracted most from performance were Simon Property Group, Inc., Unibail-Rodamco-Westfield, Equity Residential, AvalonBay Communities, Inc. and Boston Properties, Inc.

Sector Weightings as of December 31, 2020	% of Net Assets
Real Estate	98.2%
Exchange-Traded Funds	1.1
Repurchase Agreements	0.8
Health Care	0.1
Closed End Funds	0.1
Consumer Discretionary	0.1
Cash and Other	(0.4)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

1290 VT REAL ESTATE PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,154.50	$4.91
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.58	4.60
Class K
Actual	1,000.00	1,155.40	3.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.84	3.34

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 0.90% and 0.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Equity Real Estate Investment Trusts (REITs) (78.6%)
Diversified REITs (8.6%)
Activia Properties, Inc. (REIT)	14	$59,048
American Assets Trust, Inc. (REIT)	1,028	29,689
Armada Hoffler Properties, Inc. (REIT)	1,170	13,127
Artis REIT (REIT)	2,407	20,158
BMO Real Estate Investments Ltd. (REIT)	4,929	4,112
Charter Hall Long Wale REIT (REIT)	9,429	33,802
Cofinimmo SA (REIT)	558	83,029
Colony Capital, Inc. (REIT)	9,799	47,133
Cominar REIT (REIT)	3,454	22,006
Custodian Reit plc (REIT)	7,974	9,574
Daiwa House REIT Investment Corp. (REIT)	41	101,334
Empire State Realty Trust, Inc. (REIT), Class A	2,953	27,522
Essential Properties Realty Trust, Inc. (REIT)	2,080	44,096
Gecina SA (REIT)	1,067	164,632
Global Net Lease, Inc. (REIT)	1,836	31,469
Goodman Property Trust (REIT)	22,494	37,710
GPT Group (The) (REIT)	40,285	139,760
H&R REIT (REIT)	5,791	60,462
Hulic Reit, Inc. (REIT)	23	34,281
Icade (REIT)	652	50,101
Kenedix Office Investment Corp. (REIT)	8	54,235
Land Securities Group plc (REIT)	14,719	135,624
Lar Espana Real Estate SOCIMI SA (REIT)	1,249	7,126
Leasinvest Real Estate SCA (REIT)	50	4,752
LondonMetric Property plc (REIT)	18,146	56,826
LXI REIT plc (REIT) (m)	10,726	17,455
Merlin Properties SOCIMI SA (REIT)	6,826	64,877
Mirvac Group (REIT)	81,215	165,297
NIPPON REIT Investment Corp. (REIT) (x)	9	32,294
Nomura Real Estate Master Fund, Inc. (REIT)	92	131,511
Premier Investment Corp. (REIT)	26	32,105
PS Business Parks, Inc. (REIT)	411	54,610
RDI REIT plc (REIT)	5,486	7,127
Schroder REIT Ltd. (REIT)	10,373	5,532
Sekisui House Reit, Inc. (REIT)	82	59,561
Standard Life Investment Property Income Trust Ltd. (REIT)	8,370	6,868
Stockland (REIT)	49,233	158,657
STORE Capital Corp. (REIT)	4,935	167,691
Suntec REIT (REIT)	42,534	47,954
Tokyu REIT, Inc. (REIT)	18	28,520
United Urban Investment Corp. (REIT)	61	75,382
VEREIT, Inc. (REIT)	4,503	170,168
Washington REIT (REIT)	1,680	36,338
WP Carey, Inc. (REIT)	3,614	255,076

		2,788,631

Health Care REITs (7.7%)
Aedifica SA (REIT)	686	82,380
Assura plc (REIT)	53,955	56,666
CareTrust REIT, Inc. (REIT)	1,941	43,051
Community Healthcare Trust, Inc. (REIT)	440	20,728
Diversified Healthcare Trust (REIT)	4,832	19,908
Healthcare Realty Trust, Inc. (REIT)	2,755	81,548
Healthcare Trust of America, Inc. (REIT), Class A	4,460	122,828
Healthpeak Properties, Inc. (REIT)	11,075	334,797
Impact Healthcare Reit plc (REIT) (m)	4,846	7,223
LTC Properties, Inc. (REIT) (x)	793	30,856
Medical Properties Trust, Inc. (REIT)	10,927	238,099
National Health Investors, Inc. (REIT)	882	61,008
NorthWest Healthcare Properties REIT (REIT) (x)	3,071	30,399
Omega Healthcare Investors, Inc. (REIT)	4,615	167,617
Parkway Life REIT (REIT)	8,000	23,426
Physicians Realty Trust (REIT)	4,255	75,739
Primary Health Properties plc (REIT)	26,765	55,927
Sabra Health Care REIT, Inc. (REIT)	4,186	72,711
Target Healthcare REIT plc (REIT)	9,407	14,665
Universal Health Realty Income Trust (REIT)	262	16,839
Ventas, Inc. (REIT)	7,716	378,393
Welltower, Inc. (REIT)	8,640	558,317

		2,493,125

Hotel & Resort REITs (2.5%)
Apple Hospitality REIT, Inc. (REIT)	4,301	55,526
Ascott Residence Trust (REIT)	36,703	29,993
CDL Hospitality Trusts (REIT)	16,260	15,625
DiamondRock Hospitality Co. (REIT)*	4,070	33,577
Host Hotels & Resorts, Inc. (REIT)	14,354	209,999
Invincible Investment Corp. (REIT)	100	32,105
Japan Hotel REIT Investment Corp. (REIT)	92	47,223
Park Hotels & Resorts, Inc. (REIT)	4,817	82,612
Pebblebrook Hotel Trust (REIT)	2,655	49,914
RLJ Lodging Trust (REIT)	3,344	47,318
Ryman Hospitality Properties, Inc. (REIT)	1,028	69,657
Service Properties Trust (REIT)	3,339	38,365
Summit Hotel Properties, Inc. (REIT)	2,103	18,948
Sunstone Hotel Investors, Inc. (REIT)	4,386	49,693
Xenia Hotels & Resorts, Inc. (REIT)	2,303	35,006

		815,561

Industrial REITs (13.2%)
Aberdeen Standard European Logistics Income plc (REIT) (m)	4,777	7,088
Americold Realty Trust (REIT)	4,181	156,077
Ascendas REIT (REIT)	67,396	151,967
Dream Industrial REIT (REIT)	3,120	32,232
Duke Realty Corp. (REIT)	7,566	302,413
EastGroup Properties, Inc. (REIT)	839	115,832
First Industrial Realty Trust, Inc. (REIT)	2,646	111,476
Frasers Logistics & Commercial Trust (REIT) (m)	53,740	57,335
GLP J-REIT (REIT)*	84	132,278
Granite REIT (REIT)	1,192	72,949
Industrial & Infrastructure Fund Investment Corp. (REIT)*	39	71,953

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Industrial Logistics Properties Trust (REIT)	1,320	$30,743
Innovative Industrial Properties, Inc. (REIT) (x)	441	80,760
Japan Logistics Fund, Inc. (REIT)	18	53,082
LaSalle Logiport REIT (REIT)	33	53,181
Lexington Realty Trust (REIT)	5,574	59,196
Mapletree Industrial Trust (REIT)	33,770	73,846
Mapletree Logistics Trust (REIT)	57,128	86,885
Mitsubishi Estate Logistics REIT Investment Corp. (REIT)	7	29,151
Mitsui Fudosan Logistics Park, Inc. (REIT)	11	55,717
Monmouth Real Estate Investment Corp. (REIT)	1,932	33,462
Montea C.V.A (REIT)	262	29,799
Nippon Prologis REIT, Inc. (REIT)*	44	137,214
Prologis, Inc. (REIT)	15,190	1,513,835
Rexford Industrial Realty, Inc. (REIT)	2,533	124,396
Segro plc (REIT)	24,581	318,531
STAG Industrial, Inc. (REIT)	3,055	95,683
Summit Industrial Income REIT (REIT)	2,561	27,463
Terreno Realty Corp. (REIT)	1,366	79,925
Tritax Big Box REIT plc (REIT)	35,230	80,889
Warehouses De Pauw CVA (CVA) (REIT)	2,747	94,837
WPT Industrial REIT (REIT)	1,114	16,097

		4,286,292

Office REITs (10.8%)
Alexandria Real Estate Equities, Inc. (REIT)	2,772	494,026
Allied Properties REIT (REIT)	2,503	74,388
alstria office REIT-AG (REIT)	3,650	65,994
Befimmo SA (REIT)	435	19,290
Boston Properties, Inc. (REIT)	3,195	302,023
Brandywine Realty Trust (REIT)	3,452	41,113
Champion REIT (REIT)	40,676	23,768
Columbia Property Trust, Inc. (REIT)	2,331	33,427
Corporate Office Properties Trust (REIT)	2,306	60,141
Cousins Properties, Inc. (REIT)	3,041	101,874
Covivio (REIT)	1,032	94,997
Cromwell Property Group (REIT)	29,228	19,604
Daiwa Office Investment Corp. (REIT)	6	38,119
Derwent London plc (REIT)	2,120	89,756
Dexus (REIT)	22,593	163,730
Douglas Emmett, Inc. (REIT)	3,419	99,766
Dream Office REIT (REIT)	882	13,720
Easterly Government Properties, Inc. (REIT)	1,635	37,033
Equity Commonwealth (REIT)	2,394	65,308
Franklin Street Properties Corp. (REIT)	2,113	9,234
Global One REIT (REIT)	19	19,266
Great Portland Estates plc (REIT)	5,219	47,675
Hibernia REIT plc (London Stock Exchange) (REIT)	10,301	14,220
Hibernia REIT plc (Turquoise Stock Exchange) (REIT)	3,366	4,745
Highwoods Properties, Inc. (REIT)	2,107	83,500
Hudson Pacific Properties, Inc. (REIT)	3,077	73,910
Ichigo Office REIT Investment Corp. (REIT)	24	17,293
Inmobiliaria Colonial SOCIMI SA (REIT)	6,739	66,067
Intervest Offices & Warehouses NV (REIT)	470	12,948
Invesco Office J-Reit, Inc. (REIT)	179	26,194
Japan Excellent, Inc. (REIT)	25	30,967
Japan Prime Realty Investment Corp. (REIT)	18	59,619
Japan Real Estate Investment Corp. (REIT)	27	155,847
JBG SMITH Properties (REIT)	2,503	78,269
Keppel REIT (REIT)	40,512	34,332
Kilroy Realty Corp. (REIT)	2,363	135,636
Mack-Cali Realty Corp. (REIT)	1,766	22,004
Manulife US REIT (REIT) (m)	29,366	21,878
MCUBS MidCity Investment Corp. (REIT)	34	30,920
Mori Hills REIT Investment Corp. (REIT)	31	42,722
Mori Trust Sogo Reit, Inc. (REIT)	20	25,761
Nippon Building Fund, Inc. (REIT)	31	179,536
NSI NV (REIT)	383	15,347
Office Properties Income Trust (REIT)	974	22,129
Orix JREIT, Inc. (REIT)	54	89,168
Paramount Group, Inc. (REIT)	3,880	35,075
Piedmont Office Realty Trust, Inc. (REIT), Class A	2,576	41,809
Precinct Properties New Zealand Ltd. (REIT)	21,793	27,597
Regional REIT Ltd. (REIT)(m)	7,566	8,536
SL Green Realty Corp. (REIT)	1,505	89,668
Vornado Realty Trust (REIT)	3,603	134,536
Workspace Group plc (REIT)	2,743	28,846

		3,523,331

Residential REITs (12.3%)
Advance Residence Investment Corp. (REIT)	27	80,931
American Campus Communities, Inc. (REIT)	2,809	120,141
American Homes 4 Rent (REIT), Class A	5,580	167,400
Apartment Income REIT Corp. (REIT)*	3,022	116,075
Apartment Investment and Management Co. (REIT), Class A	3,022	15,956
AvalonBay Communities, Inc. (REIT)	2,941	471,825
Boardwalk REIT (REIT)(x)	777	20,595
Camden Property Trust (REIT)	1,937	193,545
Canadian Apartment Properties REIT (REIT)	3,535	138,828
Centerspace (REIT)	269	19,002
Civitas Social Housing plc (REIT)(m)	12,802	18,347
Comforia Residential REIT, Inc. (REIT)	13	37,431
Daiwa Securities Living Investments Corp. (REIT)	38	35,220
Empiric Student Property plc (REIT)	12,065	12,358
Equity LifeStyle Properties, Inc. (REIT)	3,571	226,259
Equity Residential (REIT)	7,600	450,528
Essex Property Trust, Inc. (REIT)	1,340	318,143
GCP Student Living plc (REIT)	9,367	18,343

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Independence Realty Trust, Inc. (REIT)	1,932	$25,947
InterRent REIT (REIT)	2,300	24,736
Invitation Homes, Inc. (REIT)	11,518	342,085
Irish Residential Properties REIT plc (REIT)	9,060	16,558
Kenedix Residential Next Investment Corp. (REIT)	19	34,870
Killam Apartment REIT (REIT)	1,982	26,641
Mid-America Apartment Communities, Inc. (REIT)	2,339	296,328
NexPoint Residential Trust, Inc. (REIT)	440	18,616
Nippon Accommodations Fund, Inc. (REIT)	9	50,554
Sun Communities, Inc. (REIT)	2,185	332,011
Triple Point Social Housing REIT plc (REIT)(m)	7,526	11,475
UDR, Inc. (REIT)	6,015	231,156
UNITE Group plc (The) (REIT)	6,599	94,302
Xior Student Housing NV (REIT) (m)	364	21,834

		3,988,040

Retail REITs (13.8%)
Acadia Realty Trust (REIT)	1,730	24,549
AEON REIT Investment Corp. (REIT)	32	40,908
Agree Realty Corp. (REIT)	1,137	75,701
Alexander’s, Inc. (REIT)	44	12,203
American Finance Trust, Inc. (REIT)	2,219	16,487
Ascencio (REIT)	107	6,268
British Land Co. plc (The) (REIT)	19,091	127,663
Brixmor Property Group, Inc. (REIT)	6,077	100,574
Brookfield Property REIT, Inc. (REIT), Class A (x)	787	11,758
BWP Trust (REIT)	10,072	34,321
Capital & Counties Properties plc (REIT)	15,134	30,009
CapitaLand Integrated Commercial Trust (REIT)	90,071	147,211
Carmila SA (REIT)	800	11,513
Charter Hall Retail REIT (REIT)	9,926	28,085
Choice Properties REIT (REIT)	5,259	53,751
Crombie REIT (REIT)	1,895	21,363
Eurocommercial Properties NV (CVA) (REIT)*	992	18,639
Federal Realty Investment Trust (REIT)	1,545	131,510
First Capital Realty, Inc. (REIT)	4,435	47,211
Fortune REIT (REIT)(x)	27,765	26,467
Frasers Centrepoint Trust (REIT)	22,058	41,058
Frontier Real Estate Investment Corp. (REIT)	10	38,642
Fukuoka REIT Corp. (REIT)	15	22,227
Getty Realty Corp. (REIT)	694	19,113
Hamborner REIT AG (REIT)	1,430	15,735
Hammerson plc (REIT)	79,125	26,889
Immobiliare Grande Distribuzione SIIQ SpA (REIT)	1,348	5,928
Japan Retail Fund Investment Corp. (REIT)	54	98,111
Kenedix Retail REIT Corp. (REIT)	11	26,793
Kimco Realty Corp. (REIT)	8,476	127,225
Kite Realty Group Trust (REIT)	1,691	25,297
Kiwi Property Group Ltd. (REIT)	32,416	28,454
Klepierre SA (REIT)	3,849	86,472
Link REIT (REIT)	42,483	386,884
Macerich Co. (The) (REIT)(x)	3,056	32,608
Mapletree Commercial Trust (REIT)	45,206	72,858
Mercialys SA (REIT)	1,261	11,122
National Retail Properties, Inc. (REIT)	3,566	145,921
NewRiver REIT plc (REIT)*	6,211	7,186
Realty Income Corp. (REIT)	7,265	451,665
Regency Centers Corp. (REIT)	3,456	157,559
Retail Estates NV (REIT)	208	15,018
Retail Opportunity Investments Corp. (REIT)	2,356	31,547
Retail Properties of America, Inc. (REIT), Class A	4,376	37,459
RioCan REIT (REIT)(x)	6,563	86,362
RPT Realty (REIT)	1,637	14,160
Scentre Group (REIT)	107,201	229,758
Shaftesbury plc (REIT)(x)	5,123	39,862
Shopping Centres Australasia Property Group (REIT)	22,109	42,953
Simon Property Group, Inc. (REIT)	6,689	570,438
SITE Centers Corp. (REIT)	3,118	31,554
SmartCentres REIT (REIT)	2,677	48,539
Spirit Realty Capital, Inc. (REIT)	2,214	88,936
Tanger Factory Outlet Centers, Inc. (REIT)(x)	1,843	18,356
Unibail-Rodamco-Westfield (REIT)	2,775	218,931
Urban Edge Properties (REIT)	2,361	30,551
Vastned Retail NV (REIT)	353	9,983
Vicinity Centres (REIT)	77,484	95,877
Waypoint REIT Ltd. (REIT)	16,150	33,991
Weingarten Realty Investors (REIT)	2,432	52,701
Wereldhave NV (REIT)	822	10,805

		4,501,719

Specialized REITs (9.7%)
Big Yellow Group plc (REIT)	3,327	49,910
CubeSmart (REIT)	3,963	133,196
CyrusOne, Inc. (REIT)	2,501	182,948
Digital Realty Trust, Inc. (REIT)	5,793	808,182
EPR Properties (REIT)	1,522	49,465
Extra Space Storage, Inc. (REIT)	2,590	300,077
Four Corners Property Trust, Inc. (REIT)	1,480	44,060
Gaming and Leisure Properties, Inc. (REIT)	4,520	191,648
Keppel DC REIT (REIT)	25,068	53,300
Life Storage, Inc. (REIT)	1,014	121,062
National Storage Affiliates Trust (REIT)	1,281	46,154
National Storage REIT (REIT)	20,166	29,695
Public Storage (REIT)	3,148	726,968
QTS Realty Trust, Inc. (REIT), Class A	1,297	80,258
Safehold, Inc. (REIT)	360	26,096
Safestore Holdings plc (REIT)	4,219	45,002
VICI Properties, Inc. (REIT)	10,980	279,990

		3,168,011

Total Equity Real Estate Investment Trusts (REITs)		25,564,710

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Health Care Providers & Services (0.1%)
Health Care Facilities (0.1%)
Chartwell Retirement Residences	4,414	$38,803

Total Health Care Providers & Services		38,803

Hotels, Restaurants & Leisure (0.1%)
Hotels, Resorts & Cruise Lines (0.1%)
Pandox AB*	1,817	32,066

Total Hotels, Restaurants & Leisure		32,066

Real Estate Management & Development (19.6%)
Diversified Real Estate Activities (6.4%)
Allreal Holding AG (Registered)	292	67,121
CapitaLand Ltd.	53,131	131,863
City Developments Ltd.	9,687	58,418
Hang Lung Properties Ltd.	41,802	110,269
Mitsubishi Estate Co. Ltd.	23,522	377,473
Mitsui Fudosan Co. Ltd.	19,109	399,465
New World Development Co. Ltd.	29,439	137,085
Nomura Real Estate Holdings, Inc.	2,331	51,539
Sumitomo Realty & Development Co. Ltd.	8,152	251,141
Sun Hung Kai Properties Ltd.	29,366	378,796
Tokyo Tatemono Co. Ltd.	4,089	56,035
UOL Group Ltd.	10,182	59,400

		2,078,605

Real Estate Development (1.1%)
CK Asset Holdings Ltd.	49,052	251,826
Helical plc (x)	2,071	10,578
Sino Land Co. Ltd.	68,226	88,886

		351,290

Real Estate Operating Companies (12.1%)
ADO Properties SA (m)*	1,664	58,952
Aeon Mall Co. Ltd.	2,446	40,318
Amot Investments Ltd.	3,000	16,795
Aroundtown SA	25,174	188,213
Atrium Ljungberg AB, Class B	950	19,952
Azrieli Group Ltd.	751	47,699
CA Immobilien Anlagen AG	1,425	54,576
Castellum AB	5,597	141,973
Catena AB	519	24,286
Citycon OYJ	1,579	15,297
CLS Holdings plc	3,210	9,855
Deutsche EuroShop AG*	1,045	23,554
Deutsche Wohnen SE	7,143	381,250
Dios Fastigheter AB	1,720	16,055
Entra ASA (m)	3,435	77,800
Fabege AB	5,426	85,305
Fastighets AB Balder, Class B*	2,045	106,605
Grainger plc	13,669	53,011
Grand City Properties SA	2,331	59,687
Hiag Immobilien Holding AG*	57	7,050
Hongkong Land Holdings Ltd. (Bermuda Stock Exchange)	250	985
Hongkong Land Holdings Ltd. (Singapore Stock Exchange)	23,716	97,947
Hufvudstaden AB, Class A	2,249	37,230
Hulic Co. Ltd.	7,495	82,241
Hysan Development Co. Ltd.	12,668	46,489
Intershop Holding AG (x)	23	15,978
Kennedy-Wilson Holdings, Inc.	2,439	43,634
Klovern AB, Class B	13,122	24,784
Kojamo OYJ	4,019	88,868
Kungsleden AB	3,886	42,555
LEG Immobilien AG	1,522	236,249
Mobimo Holding AG (Registered)*	135	43,612
Nyfosa AB*	3,614	35,997
Phoenix Spree Deutschland Ltd.	1,702	7,378
PSP Swiss Property AG (Registered)	886	118,393
Samhallsbyggnadsbolaget i Norden AB (x)	19,646	68,435
Shurgard Self Storage SA	510	22,118
Sirius Real Estate Ltd.	19,700	25,162
Swire Properties Ltd.	21,746	63,254
Swiss Prime Site AG (Registered)	1,536	150,772
TAG Immobilien AG*	2,600	82,266
TLG Immobilien AG	267	7,483
Tritax EuroBox plc(m)	8,702	11,757
Vonovia SE	11,664	851,540
Wallenstam AB, Class B	3,349	53,160
Wharf Real Estate Investment Co. Ltd.	33,874	176,308
Wihlborgs Fastigheter AB	2,736	61,653

		3,924,481

Total Real Estate Management & Development		6,354,376

Total Common Stocks (98.4%) (Cost $29,654,970)		31,989,955

CLOSED END FUNDS:
BMO Commercial Property Trust Ltd. (REIT)	10,835	11,853
Picton Property Income Ltd. (The) (REIT)(x)	11,222	11,525
UK Commercial Property REIT Ltd. (REIT)	15,194	14,337

Total Closed End Funds (0.1%) (Cost $45,153)		37,715

EXCHANGE-TRADED FUNDS (ETF):
Equity (1.1%)
iShares International Developed Real Estate ETF(x)	6,889	187,174
iShares U.S. Real Estate ETF	2,180	186,717

Total Exchange Traded Funds (1.1%) (Cost $364,508)		373,891

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.8%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $32,491, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $33,141. (xx)	$32,491	$32,491
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $162,930, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $166,188. (xx)	162,929	162,929
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $50,001, collateralized by various Common Stocks; total market value $55,556. (xx)	50,000	50,000

Total Repurchase Agreements		245,420

Total Short-Term Investments (0.8%) (Cost $245,420)		245,420

Total Investments in Securities (100.4%) (Cost $30,310,051)		32,646,981
Other Assets Less Liabilities (-0.4%)		(133,542)

Net Assets (100%)		$32,513,439

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $319,680 or 1.0% of net assets.

(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $388,217. This was collateralized by $165,407 of various U.S. Government Treasury Securities, ranging from 0.000% - 7.250%, maturing 1/21/21 - 5/15/50 and by cash of $245,420 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVA	—	Dutch Certification

Country Diversification As a Percentage of Total Net Assets
Australia	3.6%
Austria	0.2
Belgium	1.2
Canada	2.7
Finland	0.3
France	2.0
Germany	6.1
Guernsey	0.1
Hong Kong	5.5
Ireland	0.1
Israel	0.2
Italy	0.0 #
Japan	11.3
Netherlands	0.2
New Zealand	0.3
Norway	0.2
Singapore	3.4
Spain	0.4
Sweden	2.3
Switzerland	1.2
United Kingdom	4.8
United States	54.3
Cash and Other	(0.4)

100.0%

#	Percent shown is less than 0.05%.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Closed End Fund	$—	$37,715	$—	$37,715
Common Stocks
Consumer Discretionary	—	32,066	—	32,066
Health Care	38,803	—	—	38,803
Real Estate	17,879,764	14,039,322	—	31,919,086
Exchange Traded Funds	373,891	—	—	373,891
Short-Term Investments
Repurchase Agreements	—	245,420	—	245,420

Total Assets	$18,292,458	$14,354,523	$—	$32,646,981

Total Liabilities	$—	$—	$—	$—

Total	$18,292,458	$14,354,523	$—	$32,646,981

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$12,811,144
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$8,223,823

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,899,911
Aggregate gross unrealized depreciation	(4,414,605)

Net unrealized appreciation	$1,485,306

Federal income tax cost of investments in securities and derivative instruments, if applicable	$31,161,675

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $30,064,631)	$32,401,561
Repurchase Agreements (Cost $245,420)	245,420
Cash	110,659
Foreign cash (Cost $47,419)	47,790
Dividends, interest and other receivables	143,913
Receivable from investment manager	8,759
Securities lending income receivable	1,044
Other assets	99

Total assets	32,959,245

LIABILITIES
Payable for return of collateral on securities loaned	245,420
Payable for securities purchased	89,668
Payable for Portfolio shares redeemed	9,961
Distribution fees payable – Class IB	3,002
Trustees’ fees payable	26
Accrued expenses	97,729

Total liabilities	445,806

NET ASSETS	$32,513,439

Net assets were comprised of:
Paid in capital	$31,090,664
Total distributable earnings (loss)	1,422,775

Net assets	$32,513,439

Class IB
Net asset value, offering and redemption price per share, $14,355,330 / 1,380,771 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.40

Class K
Net asset value, offering and redemption price per share, $18,158,109 / 1,740,935 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.43

(x)	Includes value of securities on loan of $388,217.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $47,712 foreign withholding tax)	$851,091
Income from non-cash dividends	68,976
Securities lending (net)	10,587

Total income	930,654

EXPENSES
Investment management fees	142,087
Custodian fees	79,973
Professional fees	60,186
Distribution fees – Class IB	33,429
Administrative fees	30,007
Printing and mailing expenses	21,606
Trustees’ fees	933
Licensing fees	21,246
Miscellaneous	7,944

Gross expenses	397,411
Less: Waiver from investment manager	(172,094)
Reimbursement from investment manager	(6,270)

Net expenses	219,047

NET INVESTMENT INCOME (LOSS)	711,607

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(237,526)
Foreign currency transactions	4,368

Net realized gain (loss)	(233,158)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(3,204,745)
Foreign currency translations	1,002

Net change in unrealized appreciation (depreciation)	(3,203,743)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,436,901)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,725,294)

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$711,607	$624,478
Net realized and unrealized gain (loss)	(233,158)	441,127
Net change in unrealized appreciation (depreciation)	(3,203,743)	4,652,177

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,725,294)	5,717,782

Distributions to shareholders:
Class IB	(187,754)	(774,198)
Class K	(277,108)	(799,273)

Total distributions to shareholders	(464,862)	(1,573,471)

Tax return of capital:
Class IB	—	(28,257)
Class K	—	(29,327)

Total	—	(57,584)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 280,841 and 307,984 shares, respectively ]	2,708,559	3,543,936
Capital shares issued in reinvestment of dividends and distributions [ 18,469 and 71,237 shares, respectively ]	187,754	802,455
Capital shares repurchased [ (290,498) and (214,945) shares, respectively ]	(2,768,966)	(2,467,309)

Total Class IB transactions	127,347	1,879,082

Class K
Capital shares sold [ 721,987 and 120,484 shares, respectively ]	7,033,246	1,384,976
Capital shares issued in reinvestment of dividends and distributions [ 27,175 and 73,346 shares, respectively ]	277,108	828,600
Capital shares repurchased [ (367,314) and (253,318) shares, respectively ]	(3,419,070)	(2,878,043)

Total Class K transactions	3,891,284	(664,467)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,018,631	1,214,615

TOTAL INCREASE (DECREASE) IN NET ASSETS	828,475	5,301,342
NET ASSETS:
Beginning of year	31,684,964	26,383,622

End of year	$32,513,439	$31,684,964

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT REAL ESTATE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020		2019	2018	2017	2016
Net asset value, beginning of year	$11.58		$10.03	$11.03	$10.45	$10.17

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22	(aa)	0.23	0.31	0.27	0.22
Net realized and unrealized gain (loss)	(1.26)		1.94	(0.89)	0.80	0.27

Total from investment operations	(1.04)		2.17	(0.58)	1.07	0.49

Less distributions:
Dividends from net investment income	(0.14)		(0.53)	(0.34)	(0.38)	(0.07)
Distributions from net realized gains	—		(0.07)	—	(0.09)	(0.14)
Return of capital	—		(0.02)	(0.08)	(0.02)	—

Total dividends and distributions	(0.14)		(0.62)	(0.42)	(0.49)	(0.21)

Net asset value, end of year	$10.40		$11.58	$10.03	$11.03	$10.45

Total return	(8.98)%		21.75%	(5.46)%	10.22%	4.67%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$14,355		$15,893	$12,114	$13,416	$12,294
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.90%		0.90%	0.90%	0.90%	0.91%
Before waivers and reimbursements (f)	1.52%		1.48%	1.40%	1.31%	1.41%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.31	%(bb)	1.96%	2.84%	2.46%	2.11%
Before waivers and reimbursements (f)	1.69	%(bb)	1.38%	2.34%	2.05%	1.61%
Portfolio turnover rate^	29%		27%	15%	30%	57%

	Year Ended December 31,
Class K	2020		2019	2018	2017	2016
Net asset value, beginning of year	$11.62		$10.06	$11.06	$10.47	$10.20

Income (loss) from investment operations:
Net investment income (loss) (e)	0.26	(aa)	0.25	0.34	0.29	0.24
Net realized and unrealized gain (loss)	(1.29)		1.95	(0.89)	0.81	0.27

Total from investment operations	(1.03)		2.20	(0.55)	1.10	0.51

Less distributions:
Dividends from net investment income	(0.16)		(0.54)	(0.37)	(0.40)	(0.10)
Distributions from net realized gains	—		(0.07)	—	(0.09)	(0.14)
Return of capital	—		(0.03)	(0.08)	(0.02)	—

Total dividends and distributions	(0.16)		(0.64)	(0.45)	(0.51)	(0.24)

Net asset value, end of year	$10.43		$11.62	$10.06	$11.06	$10.47

Total return	(8.82)%		22.08%	(5.21)%	10.56%	4.81%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$18,158		$15,792	$14,269	$15,743	$18,263
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.65%		0.65%	0.65%	0.65%	0.66%
Before waivers and reimbursements (f)	1.29%		1.22%	1.15%	1.07%	1.16%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.68	%(bb)	2.19%	3.09%	2.68%	2.30%
Before waivers and reimbursements (f)	2.04	%(bb)	1.62%	2.59%	2.26%	1.79%
Portfolio turnover rate^	29%		27%	15%	30%	57%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $0.20 and $0.24 for Class IB and Class K, respectively.
(bb)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been 0.24% lower.

See Notes to Financial Statements.

1290 VT SMALL CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Horizon Kinetics Asset Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*,**	(1.51)%	8.99%	5.30%
Portfolio – Class K Shares*	(1.31)	9.24	5.54
Russell 2000® Value Index	4.63	9.65	6.54

* Date of inception 4/21/14.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses for the period from April 14, 2015 through April 30, 2015.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (1.51)% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell 2000® Value Index, which returned 4.63% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Underweight exposure to the financials sector, as well as stock selection within financials, contributed to relative returns. Within financials, the small position in Galaxy Digital Holdings Ltd., a company focused on digital assets (cryptocurrency) and the blockchain technology sector, rose nearly ten-fold during 2020.

•

At the security level, AutoNation, Inc. was the largest contributor to relative returns, as the shares rose over 100% during 2020. After falling during the economic shutdown in late March/early April, AutoNation revenues began to show a revenue recovery soon thereafter. Furthermore, the company rapidly implemented expense control measures, and has a digital presence, including its stake in online auto sales and physical delivery platform Vroom.

What hurt performance during the year:

•

The real estate sector was the largest detractor from returns. Within that sector, Howard Hughes Corp. shares fell during the period. The company has some sensitivity to the price of oil due to its assets and tenants in Texas. In addition, some anticipated corporate transactions have failed to come to fruition or to meet investor expectations. However, the quality of the assets held by Howard Hughes Corp. is such that we believe the company retains appreciation potential.

Portfolio Positioning and Outlook — Horizon Asset Management LLC

For some time, we have viewed inflation as the single largest threat facing investors. Recent stimulus efforts by central banks, while necessary, have only exacerbated this concern. We believe that the major indexes are highly exposed to inflation risk, including only low exposure to businesses and sectors that have the potential to benefit in an inflationary environment (such as energy and commodities).

This is a significant theme reflected in our current capital allocations, and as we continue to seek out new investment opportunities, we expect to continue to implement this theme by trying to identify businesses that have the potential to thrive in what we believe will be an inflationary environment. Many of these are asset-light businesses like royalty-streaming companies, such as PrairieSky Royalty Ltd., Sandstorm Gold, Wheaton Precious Metals, and Texas Pacific Land Trust.

We believe that the Portfolio is well positioned for what is to come. While many of our investments are in companies that would likely benefit in an inflationary environment, inflation is not required for them to succeed.

1290 VT SMALL CAP VALUE PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2020	% of Net Assets
Energy	17.6%
Financials	17.2
Industrials	17.1
Consumer Discretionary	13.6
Real Estate	9.6
Information Technology	5.3
Communication Services	4.0
Materials	4.0
Consumer Staples	3.9
Health Care	3.3
Utilities	2.7
Repurchase Agreements	1.5
Investment Company	0.6
Cash and Other	(0.4)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,309.10	$6.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.35	5.84
Class K
Actual	1,000.00	1,309.30	5.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.61	4.57

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (4.0%)
Diversified Telecommunication Services (0.3%)
Alaska Communications Systems Group, Inc.	7,812	$28,826
ATN International, Inc.	1,674	69,906
Cincinnati Bell, Inc.*	5,307	81,091
Consolidated Communications Holdings, Inc.*	10,381	50,763
IDT Corp., Class B*	1,112	13,745
Iridium Communications, Inc.*	6,424	252,624
Liberty Latin America Ltd., Class A*	7,164	79,735
Liberty Latin America Ltd., Class C*	23,265	258,009
ORBCOMM, Inc.*	9,955	73,866
Vonage Holdings Corp.*	15,623	201,146

		1,109,711

Entertainment (2.8%)
AMC Entertainment Holdings, Inc., Class A (x)	11,226	23,799
Cinemark Holdings, Inc. (x)	16,029	279,065
Eros STX Global Corp. (x)*	24,808	45,151
Gaia, Inc.*	1,807	17,853
IMAX Corp.*	7,503	135,204
Liberty Media Corp.-Liberty Braves, Class A*	528	13,131
Liberty Media Corp.-Liberty Braves, Class C*	2,236	55,632
Lions Gate Entertainment Corp., Class B*	32,000	332,160
Live Nation Entertainment, Inc.*	123,200	9,052,736
LiveXLive Media, Inc. (x)*	7,036	23,078
Marcus Corp. (The)	3,477	46,870

		10,024,679

Interactive Media & Services (0.4%)
Cars.com, Inc.*	10,290	116,277
COOKPAD, Inc.*	226,000	680,703
DHI Group, Inc.*	7,659	17,003
Liberty TripAdvisor Holdings, Inc., Class A*	11,359	49,298
MediaAlpha, Inc., Class A*	456	17,816
QuinStreet, Inc.*	4,825	103,448
TrueCar, Inc.*	16,118	67,696
Yelp, Inc.*	8,843	288,901

		1,341,142

Media (0.5%)
AMC Networks, Inc., Class A (x)*	2,566	91,786
Boston Omaha Corp., Class A*	2,090	57,789
comScore, Inc.*	9,564	23,814
Daily Journal Corp.*	29	11,716
Emerald Holding, Inc.	3,972	21,528
Entercom Communications Corp., Class A	16,801	41,498
Entravision Communications Corp., Class A	7,920	21,780
EW Scripps Co. (The), Class A	8,490	129,812
Fluent, Inc.*	6,561	34,839
Gannett Co., Inc. (x)*	20,107	67,560
Gray Television, Inc.*	9,206	164,695
Hemisphere Media Group, Inc.*	2,405	24,916
iHeartMedia, Inc., Class A (x)*	9,245	120,000
Loral Space & Communications, Inc.	1,503	31,548
Meredith Corp.	2,993	57,466
MSG Networks, Inc., Class A*	4,579	67,494
National CineMedia, Inc. (x)	9,880	36,754
Saga Communications, Inc., Class A	718	17,246
Scholastic Corp.	4,307	107,675
Sinclair Broadcast Group, Inc., Class A	6,717	213,936
TEGNA, Inc.	33,507	467,423
Tribune Publishing Co.	2,367	32,428
WideOpenWest, Inc.*	3,842	40,994

		1,884,697

Wireless Telecommunication Services (0.0%)
Gogo, Inc. (x)*	116	1,117
Spok Holdings, Inc.	2,577	28,682

		29,799

Total Communication Services		14,390,028

Consumer Discretionary (13.6%)
Auto Components (0.9%)
Adient plc*	13,451	467,691
American Axle & Manufacturing Holdings, Inc.*	17,212	143,548
Cooper Tire & Rubber Co.	7,667	310,514
Cooper-Standard Holdings, Inc.*	2,541	88,096
Dana, Inc.	22,116	431,704
Dorman Products, Inc.*	8,000	694,560
Goodyear Tire & Rubber Co. (The)	35,232	384,381
Modine Manufacturing Co.*	7,653	96,122
Motorcar Parts of America, Inc.*	2,578	50,580
Patrick Industries, Inc.	168	11,483
Standard Motor Products, Inc.	2,762	111,751
Stoneridge, Inc.*	3,905	118,048
Tenneco, Inc., Class A*	7,860	83,316
Workhorse Group, Inc. (x)*	14,213	281,133

		3,272,927

Distributors (0.0%)
Core-Mark Holding Co., Inc.	462	13,569
Funko, Inc., Class A (x)*	3,543	36,776
Weyco Group, Inc.	1,039	16,458

		66,803

Diversified Consumer Services (0.4%)
Adtalem Global Education, Inc.*	7,958	270,174
American Public Education, Inc.*	2,249	68,550
Carriage Services, Inc.	2,556	80,054
Collectors Universe, Inc.	128	9,651
Franchise Group, Inc.	2,882	87,757
Houghton Mifflin Harcourt Co.*	15,347	51,106
Laureate Education, Inc., Class A*	16,572	241,288
OneSpaWorld Holdings Ltd. (x)	6,955	70,524
Regis Corp. (x)*	3,420	31,430
Stride, Inc.*	6,158	130,734
Universal Technical Institute, Inc.*	31	200
Vivint Smart Home, Inc.*	9,347	193,950
WW International, Inc.*	5,466	133,370

		1,368,788

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Hotels, Restaurants & Leisure (3.5%)
Biglari Holdings, Inc., Class A*	9	$5,265
Biglari Holdings, Inc., Class B*	128	14,234
BJ’s Restaurants, Inc.	3,381	130,135
Bluegreen Vacations Corp.	1,147	9,107
Bluegreen Vacations Holding Corp.*	1,911	25,856
Boyd Gaming Corp.*	12,425	533,281
Brinker International, Inc.	2,274	128,640
Caesars Entertainment, Inc.*	11,278	837,617
Carrols Restaurant Group, Inc.*	5,368	33,711
Century Casinos, Inc.*	4,306	27,515
Cheesecake Factory, Inc. (The) (x)	6,522	241,705
Chuy’s Holdings, Inc.*	2,937	77,801
Cracker Barrel Old Country Store, Inc.	2,044	269,645
Dave & Buster’s Entertainment, Inc.	4,255	127,735
Del Taco Restaurants, Inc.*	4,561	41,323
Denny’s Corp.*	3,493	51,277
Dine Brands Global, Inc.	2,244	130,152
El Pollo Loco Holdings, Inc.*	2,568	46,481
Everi Holdings, Inc.*	8,325	114,968
Fiesta Restaurant Group, Inc.*	2,860	32,604
GAN Ltd. (x)*	705	14,297
Golden Entertainment, Inc.*	1,644	32,699
International Game Technology plc (x)	14,915	252,660
Jack in the Box, Inc.	3,040	282,112
Kura Sushi USA, Inc., Class A (x)*	391	7,625
Marriott Vacations Worldwide Corp.	5,328	731,108
Monarch Casino & Resort, Inc.*	550	33,671
Nathan’s Famous, Inc.	425	23,469
Noodles & Co.*	2,553	20,169
Papa John’s International, Inc.	751	63,722
Penn National Gaming, Inc.*	11,777	1,017,180
PlayAGS, Inc.*	2,747	19,778
RCI Hospitality Holdings, Inc.	1,321	52,100
Red Robin Gourmet Burgers, Inc.*	2,507	48,210
Red Rock Resorts, Inc., Class A	2,601	65,129
Scientific Games Corp., Class A*	2,376	98,580
SeaWorld Entertainment, Inc.*	4,354	137,543
Target Hospitality Corp. (x)*	6,397	10,107
Wendy’s Co. (The)	300,000	6,576,000

		12,365,211

Household Durables (1.3%)
Beazer Homes USA, Inc.*	4,104	62,176
Casper Sleep, Inc. (x)*	3,213	19,760
Century Communities, Inc.*	4,525	198,104
Ethan Allen Interiors, Inc.	3,355	67,805
GoPro, Inc., Class A*	2,295	19,003
Green Brick Partners, Inc.*	3,715	85,296
Hamilton Beach Brands Holding Co., Class A	729	12,765
Hooker Furniture Corp.	1,634	52,696
KB Home	11,409	382,430
La-Z-Boy, Inc.	6,765	269,518
Legacy Housing Corp.*	912	13,780
Lifetime Brands, Inc.	1,891	28,743
M.D.C. Holdings, Inc.	7,931	385,447
M/I Homes, Inc.*	4,279	189,517
Meritage Homes Corp.*	5,352	443,253
Taylor Morrison Home Corp., Class A*	17,193	441,000
TRI Pointe Group, Inc.*	93,557	1,613,858
Tupperware Brands Corp.*	7,423	240,431
Turtle Beach Corp. (x)*	2,116	45,600
Universal Electronics, Inc.*	233	12,223
VOXX International Corp.*	2,952	37,667

		4,621,072

Internet & Direct Marketing Retail (0.2%)
CarParts.com, Inc. (x)*	249	3,085
Duluth Holdings, Inc., Class B (x)*	1,584	16,727
Groupon, Inc.*	3,531	134,160
Lands’ End, Inc.*	1,729	37,295
Liquidity Services, Inc.*	4,105	65,311
Magnite, Inc.*	7,134	219,085
Overstock.com, Inc. (x)*	1,216	58,332
Quotient Technology, Inc.*	5,827	54,890
Stitch Fix, Inc., Class A (x)*	1,395	81,914

		670,799

Leisure Products (0.3%)
Acushnet Holdings Corp.	4,051	164,228
American Outdoor Brands, Inc.*	2,262	38,522
Callaway Golf Co.	14,151	339,766
Clarus Corp.	3,586	55,224
Escalade, Inc.	1,618	34,253
Johnson Outdoors, Inc., Class A	401	45,165
Nautilus, Inc.*	4,579	83,063
Smith & Wesson Brands, Inc.	8,376	148,674
Sturm Ruger & Co., Inc.	292	19,000
Vista Outdoor, Inc.*	8,987	213,531

		1,141,426

Multiline Retail (0.2%)
Big Lots, Inc.	5,445	233,754
Dillard’s, Inc., Class A (x)	1,045	65,887
Macy’s, Inc. (x)	47,744	537,120

		836,761

Specialty Retail (6.2%)
Aaron’s Co., Inc. (The)*	4,548	86,230
Abercrombie & Fitch Co., Class A	9,576	194,967
Academy Sports & Outdoors, Inc. (x)*	2,102	43,574
American Eagle Outfitters, Inc.	23,024	462,092
America’s Car-Mart, Inc.*	224	24,604
Asbury Automotive Group, Inc.*	1,798	262,041
At Home Group, Inc.*	8,284	128,071
AutoNation, Inc.*	123,250	8,601,617
Bed Bath & Beyond, Inc. (x)	19,305	342,857
Boot Barn Holdings, Inc.*	312	13,528
Buckle, Inc. (The) (x)	4,444	129,765
Caleres, Inc.	5,502	86,106
Cato Corp. (The), Class A	2,844	27,274
Chico’s FAS, Inc.	19,296	30,681
Children’s Place, Inc. (The) (x)*	705	35,321
Citi Trends, Inc.	1,557	77,352
Conn’s, Inc.*	2,891	33,796
Container Store Group, Inc. (The)*	2,655	25,329
Designer Brands, Inc., Class A	9,720	74,358
Envela Corp.*	849	4,415

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Express, Inc. (x)*	11,532	$10,494
GameStop Corp., Class A (x)*	8,674	163,418
Genesco, Inc.*	2,163	65,085
Group 1 Automotive, Inc.	2,648	347,259
Guess?, Inc.	5,995	135,607
Haverty Furniture Cos., Inc.	2,408	66,629
Hibbett Sports, Inc.*	2,540	117,297
Lithia Motors, Inc., Class A	2,018	590,608
Lumber Liquidators Holdings, Inc.*	3,761	115,613
MarineMax, Inc.*	3,175	111,220
Michaels Cos., Inc. (The) (x)*	11,342	147,559
Monro, Inc.	2,523	134,476
National Vision Holdings, Inc.*	2,096	94,928
ODP Corp. (The)*	7,823	229,214
Penske Automotive Group, Inc.	127,500	7,572,225
Rent-A-Center, Inc.	832	31,857
Sally Beauty Holdings, Inc.*	17,406	226,974
Shoe Carnival, Inc.	1,417	55,518
Signet Jewelers Ltd.	7,809	212,951
Sleep Number Corp.*	2,508	205,305
Sonic Automotive, Inc., Class A	3,505	135,188
Tilly’s, Inc., Class A	3,370	27,499
Urban Outfitters, Inc.*	10,448	267,469
Winmark Corp.	330	61,314
Zumiez, Inc.*	3,161	116,262

		21,925,947

Textiles, Apparel & Luxury Goods (0.6%)
Fossil Group, Inc.*	6,940	60,170
G-III Apparel Group Ltd.*	6,633	157,467
Kontoor Brands, Inc.	7,852	318,477
Lakeland Industries, Inc. (x)*	1,155	31,474
Movado Group, Inc.*	30,250	502,755
Oxford Industries, Inc.	2,519	165,020
Rocky Brands, Inc.	1,088	30,540
Steven Madden Ltd.	6,968	246,110
Superior Group of Cos., Inc.	1,325	30,793
Unifi, Inc.*	1,941	34,433
Vera Bradley, Inc.*	3,315	26,387
Wolverine World Wide, Inc.	12,172	380,375

		1,984,001

Total Consumer Discretionary		48,253,735

Consumer Staples (3.9%)
Beverages (0.4%)
Crimson Wine Group Ltd.*	214,800	1,149,180
MGP Ingredients, Inc.	477	22,448
NewAge, Inc. (x)*	7,716	20,293
Primo Water Corp.	23,777	372,823

		1,564,744

Food & Staples Retailing (0.6%)
Andersons, Inc. (The)	4,725	115,810
Chefs’ Warehouse, Inc. (The)*	4,634	119,047
HF Foods Group, Inc. (x)*	5,336	40,127
Ingles Markets, Inc., Class A	2,109	89,970
Natural Grocers by Vitamin Cottage, Inc.	329	4,520
Performance Food Group Co.*	19,882	946,582
PriceSmart, Inc.	3,217	293,037
Rite Aid Corp. (x)*	8,375	132,576
SpartanNash Co.	5,216	90,811
United Natural Foods, Inc.*	8,407	134,260
Village Super Market, Inc., Class A	1,390	30,663
Weis Markets, Inc.	1,493	71,380

		2,068,783

Food Products (1.0%)
Alico, Inc.	23,203	719,757
B&G Foods, Inc. (x)	1,162	32,222
Bridgford Foods Corp.*	307	5,594
Cal-Maine Foods, Inc.*	3,671	137,809
Darling Ingredients, Inc.*	24,471	1,411,487
Farmer Bros Co.*	2,947	13,763
Fresh Del Monte Produce, Inc.	4,712	113,418
Hostess Brands, Inc.*	10,316	151,026
J & J Snack Foods Corp.	1,654	256,982
Laird Superfood, Inc.*	184	8,707
Landec Corp.*	3,934	42,684
Limoneira Co.	1,940	32,301
Mission Produce, Inc. (x)*	529	7,961
Sanderson Farms, Inc.	711	93,994
Seneca Foods Corp., Class A*	970	38,703
Simply Good Foods Co. (The)*	12,877	403,823
Tootsie Roll Industries, Inc. (x)	403	11,969
Vital Farms, Inc. (x)*	966	24,450

		3,506,650

Household Products (0.1%)
Central Garden & Pet Co.*	1,014	39,151
Central Garden & Pet Co., Class A*	4,228	153,603
Oil-Dri Corp. of America	763	26,003
WD-40 Co.	125	33,210

		251,967

Personal Products (1.7%)
BellRing Brands, Inc., Class A*	6,068	147,513
Edgewell Personal Care Co.	8,190	283,210
Inter Parfums, Inc.	93,100	5,631,619
Nature’s Sunshine Products, Inc.*	1,360	20,332
Revlon, Inc., Class A (x)*	941	11,179

		6,093,853

Tobacco (0.1%)
Universal Corp.	3,629	176,406
Vector Group Ltd.	18,692	217,762

		394,168

Total Consumer Staples		13,880,165

Energy (17.6%)
Energy Equipment & Services (1.3%)
Archrock, Inc.	19,833	171,754
Aspen Aerogels, Inc.*	2,854	47,633
Bristow Group, Inc.*	879	23,135
Cactus, Inc., Class A	3,989	103,993
ChampionX Corp.*	28,054	429,226
DMC Global, Inc.	1,214	52,505
Dril-Quip, Inc.*	5,382	159,415
Exterran Corp.*	3,777	16,694
Frank’s International NV*	24,359	66,744
Helix Energy Solutions Group, Inc.*	21,237	89,195
Liberty Oilfield Services, Inc., Class A	11,061	114,039

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Matrix Service Co.*	3,854	$42,471
Nabors Industries Ltd. (x)	1,111	64,694
National Energy Services Reunited Corp.*	3,480	34,556
Newpark Resources, Inc.*	11,776	22,610
NexTier Oilfield Solutions, Inc.*	25,590	88,030
Oceaneering International, Inc.*	15,171	120,609
Oil States International, Inc.*	8,539	42,866
Patterson-UTI Energy, Inc.	27,972	147,133
ProPetro Holding Corp.*	11,841	87,505
RPC, Inc.*	8,537	26,892
Select Energy Services, Inc., Class A*	9,131	37,437
Solaris Oilfield Infrastructure, Inc., Class A	4,199	34,180
Subsea 7 SA (ADR)*	200,000	1,990,000
TerraVest Industries, Inc. (x)	16,810	211,033
Tidewater, Inc.*	5,896	50,941
Transocean Ltd. (x)*	88,831	205,200
US Silica Holdings, Inc.	10,902	76,532

		4,557,022

Oil, Gas & Consumable Fuels (16.3%)
Adams Resources & Energy, Inc.	459	11,062
Antero Resources Corp. (x)*	37,515	204,457
Arch Resources, Inc.*	2,245	98,264
Ardmore Shipping Corp.	5,213	17,047
Berry Corp.	9,327	34,323
Bonanza Creek Energy, Inc.*	2,994	57,874
Brigham Minerals, Inc., Class A	6,207	68,215
Clean Energy Fuels Corp.*	19,164	150,629
CNX Resources Corp.*	33,826	365,321
Comstock Resources, Inc.*	2,841	12,415
CONSOL Energy, Inc.*	4,240	30,570
Contango Oil & Gas Co. (x)*	12,903	29,548
CVR Energy, Inc.	4,453	66,350
Delek US Holdings, Inc.	9,491	152,520
DHT Holdings, Inc.	17,597	92,032
Diamond S Shipping, Inc., Class S*	4,117	27,419
Dorian LPG Ltd.*	5,177	63,108
Earthstone Energy, Inc., Class A*	4,405	23,479
Energy Fuels, Inc. (x)*	18,950	80,727
Evolution Petroleum Corp. (x)	5,601	15,963
Falcon Minerals Corp.	6,384	20,110
Frontline Ltd. (x)	17,701	110,100
Golar LNG Ltd.*	13,941	134,391
Goodrich Petroleum Corp.*	476	4,803
Green Plains, Inc.*	5,184	68,273
International Seaways, Inc.	3,459	56,485
Kosmos Energy Ltd.	61,792	145,211
Magnolia Oil & Gas Corp., Class A*	1,325	9,354
Matador Resources Co.*	16,954	204,465
NACCO Industries, Inc., Class A	642	16,885
Navigator Holdings Ltd.*	10,000	109,500
NextDecade Corp. (x)*	2,955	6,176
Nordic American Tankers Ltd. (x)	22,801	67,263
Overseas Shipholding Group, Inc., Class A*	8,916	19,080
Ovintiv, Inc.	39,995	574,328
Par Pacific Holdings, Inc.*	6,105	85,348
PBF Energy, Inc., Class A	14,750	104,725
PDC Energy, Inc.*	15,327	314,663
Peabody Energy Corp.*	9,390	22,630
Penn Virginia Corp.*	2,290	23,244
Permian Basin Royalty Trust	134,200	444,202
PrairieSky Royalty Ltd. (x)	174,300	1,381,638
PrimeEnergy Resources Corp.*	118	5,094
Range Resources Corp.*	32,145	215,372
Renewable Energy Group, Inc.*	5,785	409,694
REX American Resources Corp.*	868	63,772
Scorpio Tankers, Inc. (x)	7,637	85,458
SFL Corp. Ltd.	14,379	90,300
SM Energy Co.	16,897	103,410
Southwestern Energy Co.*	98,345	293,068
Talos Energy, Inc.*	2,072	17,073
Tellurian, Inc. (x)*	26,191	33,524
Texas Pacific Land Trust	69,637	50,626,099
Uranium Energy Corp. (x)*	16,168	28,456
W&T Offshore, Inc. (x)*	12,905	28,004
Whiting Petroleum Corp.*	170	4,250
World Fuel Services Corp.	9,584	298,637

		57,826,408

Total Energy		62,383,430

Financials (17.2%)
Banks (7.8%)
1st Constitution Bancorp	1,420	22,535
1st Source Corp.	2,488	100,266
ACNB Corp.	1,266	31,650
Allegiance Bancshares, Inc.	2,892	98,704
Altabancorp	2,268	63,323
Amalgamated Bank, Class A	2,259	31,039
Amerant Bancorp, Inc.*	3,429	52,121
American National Bankshares, Inc.	1,621	42,486
Ameris Bancorp	9,982	380,015
Ames National Corp.	1,259	30,241
Arrow Financial Corp.	2,067	61,824
Atlantic Capital Bancshares, Inc.*	3,056	48,652
Atlantic Union Bankshares Corp.	11,901	392,019
Auburn National BanCorp, Inc. (x)	289	12,048
Banc of California, Inc.	6,658	97,939
BancFirst Corp.	2,884	169,291
Bancorp, Inc. (The)*	7,641	104,300
BancorpSouth Bank	15,145	415,579
Bank First Corp. (x)	97	6,288
Bank of Commerce Holdings	2,829	28,007
Bank of Marin Bancorp	2,070	71,084
Bank of NT Butterfield & Son Ltd. (The)	7,552	235,320
Bank of Princeton (The)	997	23,340
Bank7 Corp.	204	2,897
BankFinancial Corp.	2,298	20,176
BankUnited, Inc.	14,041	488,346
Bankwell Financial Group, Inc.	1,188	23,225
Banner Corp.	5,113	238,215
Bar Harbor Bankshares	2,382	53,809
BayCom Corp.*	1,169	17,734
BCB Bancorp, Inc.	2,421	26,800
Berkshire Hills Bancorp, Inc.	6,785	116,159
Boston Private Financial Holdings, Inc.	12,920	109,174
Bridge Bancorp, Inc.	2,571	62,167
Brookline Bancorp, Inc.	11,917	143,481
Bryn Mawr Bank Corp.	2,955	90,408

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Business First Bancshares, Inc.	3,074	$62,587
Byline Bancorp, Inc.	3,783	58,447
C&F Financial Corp.	422	15,660
Cadence Bancorp	18,932	310,863
California Bancorp, Inc. (x)*	1,025	15,949
Cambridge Bancorp	770	53,707
Camden National Corp.	2,262	80,934
Capital Bancorp, Inc.*	1,398	19,474
Capital City Bank Group, Inc.	2,012	49,455
Capstar Financial Holdings, Inc.	2,695	39,751
Carter Bankshares, Inc.	3,610	38,699
Cathay General Bancorp	11,625	374,209
CB Financial Services, Inc.	918	18,369
CBTX, Inc.	2,707	69,056
Central Pacific Financial Corp.	3,611	68,645
Central Valley Community Bancorp	1,516	22,573
Century Bancorp, Inc., Class A	368	28,468
Chemung Financial Corp.	487	16,534
ChoiceOne Financial Services, Inc. (x)	1,205	37,126
CIT Group, Inc.	14,907	535,161
Citizens & Northern Corp.	1,986	39,402
Citizens Holding Co. (x)	635	13,303
City Holding Co.	2,302	160,104
Civista Bancshares, Inc.	2,397	42,019
CNB Financial Corp.	2,281	48,562
Coastal Financial Corp.*	1,174	24,654
Codorus Valley Bancorp, Inc.	1,332	22,591
Colony Bankcorp, Inc.	934	13,683
Columbia Banking System, Inc.	10,809	388,043
Community Bank System, Inc.	8,090	504,088
Community Bankers Trust Corp.	2,936	19,818
Community Financial Corp. (The)	739	19,569
Community Trust Bancorp, Inc.	2,438	90,328
ConnectOne Bancorp, Inc.	5,508	109,003
County Bancorp, Inc.	665	14,683
CrossFirst Bankshares, Inc.*	7,166	77,034
Customers Bancorp, Inc.*	4,165	75,720
CVB Financial Corp.	19,729	384,715
Dime Community Bancshares, Inc.	4,465	70,413
Eagle Bancorp Montana, Inc.	921	19,544
Eagle Bancorp, Inc.	4,902	202,453
Eastern Bankshares, Inc.*	20,777	338,873
Enterprise Bancorp, Inc.	1,450	37,047
Enterprise Financial Services Corp.	3,646	127,428
Equity Bancshares, Inc., Class A*	2,202	47,541
Esquire Financial Holdings, Inc.*	809	15,525
Evans Bancorp, Inc.	782	21,536
Farmers & Merchants Bancorp, Inc.	1,517	34,891
Farmers National Banc Corp.	3,892	51,647
FB Financial Corp.	4,744	164,759
Fidelity D&D Bancorp, Inc. (x)	588	37,844
Financial Institutions, Inc.	2,444	54,990
First Bancorp (Nasdaq Stock Exchange)	4,368	147,769
First Bancorp (Quotrix Stock Exchange)	32,395	298,682
First Bancorp, Inc. (The)	1,532	38,913
First Bancshares, Inc. (The)	3,133	96,747
First Bank	2,368	22,212
First Busey Corp.	7,468	160,935
First Business Financial Services, Inc.	1,184	21,797
First Capital, Inc. (x)	477	28,887
First Choice Bancorp	1,722	31,840
First Commonwealth Financial Corp.	14,013	153,302
First Community Bankshares, Inc.	2,700	58,266
First Community Corp.	983	16,701
First Financial Bancorp	14,431	252,975
First Financial Corp.	2,058	79,953
First Foundation, Inc.	4,595	91,900
First Guaranty Bancshares, Inc.	639	11,355
First Internet Bancorp	1,376	39,546
First Interstate BancSystem, Inc., Class A	6,125	249,716
First Merchants Corp.	8,268	309,306
First Mid Bancshares, Inc.	2,216	74,591
First Midwest Bancorp, Inc.	16,804	267,520
First Northwest Bancorp	1,572	24,523
First of Long Island Corp. (The)	3,567	63,671
First Savings Financial Group, Inc. (x)	257	16,705
First United Corp.	821	12,726
First Western Financial, Inc.*	845	16,537
Flushing Financial Corp.	4,204	69,955
FNCB Bancorp, Inc.	2,226	14,246
Franklin Financial Services Corp.	689	18,624
Fulton Financial Corp.	24,169	307,430
FVCBankcorp, Inc.*	1,683	24,740
German American Bancorp, Inc.	3,728	123,360
Glacier Bancorp, Inc.	12,973	596,888
Great Southern Bancorp, Inc.	1,724	84,304
Great Western Bancorp, Inc.	8,400	175,560
Guaranty Bancshares, Inc.	1,045	31,298
Hancock Whitney Corp.	13,148	447,295
Hanmi Financial Corp.	3,788	42,956
HarborOne Bancorp, Inc.	8,087	87,825
Hawthorn Bancshares, Inc.	809	17,717
HBT Financial, Inc.	1,612	24,422
Heartland Financial USA, Inc.	5,350	215,980
Heritage Commerce Corp.	8,781	77,887
Heritage Financial Corp.	5,382	125,885
Hilltop Holdings, Inc.	10,838	298,153
Home BancShares, Inc.	23,407	455,968
HomeTrust Bancshares, Inc.	2,371	45,784
Hope Bancorp, Inc.	18,013	196,522
Horizon Bancorp, Inc.	6,510	103,249
Howard Bancorp, Inc.*	2,090	24,683
Independent Bank Corp./MA	4,637	338,686
Independent Bank Corp./MI	3,283	60,637
Independent Bank Group, Inc.	5,592	349,612
International Bancshares Corp.	8,039	300,980
Investar Holding Corp.	1,490	24,645
Investors Bancorp, Inc.	24,939	263,356
Lakeland Bancorp, Inc.	7,719	98,031
Lakeland Financial Corp.	3,569	191,227
Landmark Bancorp, Inc. (x)	519	11,852
LCNB Corp.	1,809	26,574
Level One Bancorp, Inc.	846	17,115
Limestone Bancorp, Inc.*	821	10,312
Live Oak Bancshares, Inc.	4,345	206,214
Macatawa Bank Corp.	4,648	38,904
Mackinac Financial Corp.	1,528	19,497
MainStreet Bancshares, Inc.*	826	13,968
Mercantile Bank Corp.	2,428	65,969
Meridian Corp.	591	12,293
Metrocity Bankshares, Inc. (x)	2,639	38,054

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Metropolitan Bank Holding Corp.*	1,063	$38,555
Mid Penn Bancorp, Inc.	945	20,696
Middlefield Banc Corp. (x)	813	18,293
Midland States Bancorp, Inc.	3,207	57,309
MidWestOne Financial Group, Inc.	2,388	58,506
MVB Financial Corp.	1,406	31,888
National Bank Holdings Corp., Class A	3,492	114,398
National Bankshares, Inc.	933	29,212
NBT Bancorp, Inc.	6,563	210,672
Nicolet Bankshares, Inc.*	1,394	92,492
Northeast Bank	986	22,205
Northrim BanCorp, Inc.	944	32,049
Norwood Financial Corp.	788	20,622
Oak Valley Bancorp	1,174	19,512
OceanFirst Financial Corp.	9,127	170,036
OFG Bancorp	7,719	143,110
Ohio Valley Banc Corp.	496	11,706
Old National Bancorp	25,042	414,696
Old Second Bancorp, Inc.	4,434	44,783
Origin Bancorp, Inc.	3,335	92,613
Orrstown Financial Services, Inc.	1,885	31,197
Pacific Premier Bancorp, Inc.	12,165	381,129
Park National Corp.	2,188	229,762
Parke Bancorp, Inc.	1,768	27,581
Partners Bancorp (x)	1,994	12,961
PCB Bancorp	2,060	20,827
Peapack-Gladstone Financial Corp.	2,828	64,365
Penns Woods Bancorp, Inc.	1,002	26,062
Peoples Bancorp of North Carolina, Inc.	796	18,324
Peoples Bancorp, Inc.	2,890	78,290
Peoples Financial Services Corp.	1,050	38,598
Plumas Bancorp	632	14,852
Preferred Bank	2,027	102,303
Premier Financial Bancorp, Inc.	1,928	25,623
Professional Holding Corp., Class A*	1,806	27,867
QCR Holdings, Inc.	2,339	92,601
RBB Bancorp	2,498	38,419
Red River Bancshares, Inc.	741	36,717
Reliant Bancorp, Inc.	2,231	41,541
Renasant Corp.	8,167	275,065
Republic Bancorp, Inc., Class A	1,514	54,610
Republic First Bancorp, Inc.*	5,958	16,980
Richmond Mutual BanCorp, Inc.	2,160	29,506
S&T Bancorp, Inc.	5,708	141,787
Salisbury Bancorp, Inc.	347	12,933
Sandy Spring Bancorp, Inc.	7,053	227,036
SB Financial Group, Inc.	944	17,256
Seacoast Banking Corp. of Florida*	7,912	233,008
Select Bancorp, Inc.*	2,160	20,455
ServisFirst Bancshares, Inc.	1,970	79,371
Shore Bancshares, Inc.	1,807	26,382
Sierra Bancorp	2,154	51,524
Silvergate Capital Corp., Class A*	2,357	175,149
Simmons First National Corp., Class A	16,365	353,320
SmartFinancial, Inc.	2,269	41,160
South Plains Financial, Inc.	1,568	29,714
South State Corp.	10,613	767,320
Southern First Bancshares, Inc.*	1,087	38,425
Southern National Bancorp of Virginia, Inc.	2,979	36,076
Southside Bancshares, Inc.	4,842	150,247
Spirit of Texas Bancshares, Inc.	2,023	33,986
Stock Yards Bancorp, Inc.	2,636	106,705
Summit Financial Group, Inc.	1,572	34,710
Texas Capital Bancshares, Inc.*	7,730	459,935
Tompkins Financial Corp.	2,195	154,967
Towne Bank	10,338	242,736
TriCo Bancshares	4,020	141,826
TriState Capital Holdings, Inc.*	4,320	75,168
Triumph Bancorp, Inc.*	3,448	167,400
Trustmark Corp.	9,446	257,970
UMB Financial Corp.	6,664	459,749
United Bankshares, Inc.	18,744	607,306
United Community Banks, Inc.	11,745	334,028
United Security Bancshares	1,717	12,105
Unity Bancorp, Inc.	988	17,339
Univest Financial Corp.	4,556	93,762
Valley National Bancorp	60,475	589,631
Veritex Holdings, Inc.	7,266	186,446
Washington Trust Bancorp, Inc.	2,650	118,720
WesBanco, Inc.	9,803	293,698
West BanCorp, Inc.	2,046	39,488
Westamerica Bancorp	3,496	193,294

		27,734,536

Capital Markets (3.8%)
Artisan Partners Asset Management, Inc., Class A	4,864	244,854
Assetmark Financial Holdings, Inc.*	1,398	33,832
Associated Capital Group, Inc., Class A‡	164,884	5,790,726
B Riley Financial, Inc.	2,874	127,088
BGC Partners, Inc., Class A	46,701	186,804
Blucora, Inc.*	7,349	116,923
Clarke, Inc.*	35,400	185,774
Cohen & Steers, Inc.	13,000	965,900
Cowen, Inc., Class A	2,616	67,990
Diamond Hill Investment Group, Inc.	488	72,844
Donnelley Financial Solutions, Inc.*	4,737	80,387
Federated Hermes, Inc., Class B	37,028	1,069,739
Galaxy Digital Holdings Ltd.*	73,400	628,533
GAMCO Investors, Inc., Class A	109,542	1,943,275
Oppenheimer Holdings, Inc., Class A	1,264	39,727
Piper Sandler Cos.	2,629	265,266
Safeguard Scientifics, Inc.*	2,695	17,194
Sculptor Capital Management, Inc.	2,797	42,514
Silvercrest Asset Management Group, Inc., Class A	997	13,848
StepStone Group, Inc., Class A*	1,565	62,287
Stifel Financial Corp.	15,291	771,584
StoneX Group, Inc.*	2,320	134,328
Virtus Investment Partners, Inc.	1,034	224,378
Waddell & Reed Financial, Inc., Class A	9,346	238,043
Westwood Holdings Group, Inc.	1,384	20,068
WisdomTree Investments, Inc.	20,934	111,997

		13,455,903

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Consumer Finance (0.6%)
Encore Capital Group, Inc.*	4,824	$187,895
Enova International, Inc.*	5,234	129,646
EZCORP, Inc., Class A*	7,416	35,523
Green Dot Corp., Class A*	7,210	402,318
LendingClub Corp.*	10,525	111,144
Navient Corp.	27,686	271,877
Nelnet, Inc., Class A	2,585	184,155
Oportun Financial Corp.*	3,025	58,594
PRA Group, Inc.*	6,827	270,759
PROG Holdings, Inc.	8,982	483,860
Regional Management Corp.	1,240	37,026
World Acceptance Corp. (x)*	661	67,568

		2,240,365

Diversified Financial Services (0.5%)
Alerus Financial Corp.	2,339	64,018
A-Mark Precious Metals, Inc.	723	18,545
Banco Latinoamericano de Comercio Exterior SA, Class E	4,856	76,871
Cannae Holdings, Inc.*	13,168	582,947
Marlin Business Services Corp.	1,129	13,819
Morgan Group Holding Co.*	4,238	29,666
Onex Corp.	14,300	820,966
SWK Holdings Corp. (x)*	443	6,375

		1,613,207

Insurance (1.4%)
Ambac Financial Group, Inc.*	6,703	103,092
American Equity Investment Life Holding Co.	13,754	380,436
AMERISAFE, Inc.	2,962	170,108
Argo Group International Holdings Ltd.	4,983	217,757
Citizens, Inc. (x)*	7,686	44,041
CNO Financial Group, Inc.	21,081	468,631
Crawford & Co., Class A	2,109	15,585
Donegal Group, Inc., Class A	1,573	22,132
Employers Holdings, Inc.	4,324	139,190
Enstar Group Ltd.*	1,830	374,949
FBL Financial Group, Inc., Class A	1,406	73,829
FedNat Holding Co.	2,150	12,728
Genworth Financial, Inc., Class A*	76,762	290,160
Goosehead Insurance, Inc., Class A	1,744	217,581
Greenlight Capital Re Ltd., Class A*	3,995	29,203
HCI Group, Inc.	701	36,662
Heritage Insurance Holdings, Inc.	3,555	36,012
Horace Mann Educators Corp.	6,271	263,633
Independence Holding Co.	788	32,308
Investors Title Co.	162	24,786
James River Group Holdings Ltd.	560	27,524
MBIA, Inc.*	7,553	49,699
National General Holdings Corp.	5,426	185,461
National Western Life Group, Inc., Class A	361	74,525
NI Holdings, Inc.*	1,349	22,151
ProAssurance Corp.	8,219	146,216
ProSight Global, Inc.*	1,369	17,564
Protective Insurance Corp., Class B	1,277	17,508
RLI Corp.	786	81,862
Safety Insurance Group, Inc.	2,162	168,420
Selective Insurance Group, Inc.	9,038	605,365
Selectquote, Inc. (x)*	3,327	69,035
State Auto Financial Corp.	2,494	44,244
Stewart Information Services Corp.	3,948	190,925
Third Point Reinsurance Ltd.*	12,416	118,200
Tiptree, Inc.	3,576	17,951
Trean Insurance Group, Inc.*	1,580	20,698
United Fire Group, Inc.	3,247	81,500
United Insurance Holdings Corp.	3,569	20,415
Universal Insurance Holdings, Inc.	3,040	45,934
Vericity, Inc. (x)*	319	3,193
Watford Holdings Ltd.*	2,597	89,856

		5,051,069

Mortgage Real Estate Investment Trusts (REITs) (1.3%)
Anworth Mortgage Asset Corp. (REIT)	14,284	38,710
Apollo Commercial Real Estate Finance, Inc. (REIT)	21,577	241,015
Arbor Realty Trust, Inc. (REIT)	17,588	249,398
Ares Commercial Real Estate Corp. (REIT)	4,704	56,025
Arlington Asset Investment Corp. (REIT), Class A*	5,827	22,026
ARMOUR Residential REIT, Inc. (REIT)	9,628	103,886
Blackstone Mortgage Trust, Inc. (REIT), Class A	21,080	580,332
Broadmark Realty Capital, Inc. (REIT)	19,849	202,460
Capstead Mortgage Corp. (REIT)	14,113	81,997
Cherry Hill Mortgage Investment Corp. (REIT)	2,395	21,890
Chimera Investment Corp. (REIT)	28,997	297,219
Colony Credit Real Estate, Inc. (REIT)	12,316	92,370
Dynex Capital, Inc. (REIT)	3,489	62,104
Ellington Financial, Inc. (REIT)	6,121	90,836
Ellington Residential Mortgage REIT (REIT) (x)	1,285	16,756
Granite Point Mortgage Trust, Inc. (REIT)	8,455	84,465
Great Ajax Corp. (REIT)	3,125	32,688
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT) (x)	10,533	668,108
Invesco Mortgage Capital, Inc. (REIT) (x)	27,393	92,588
KKR Real Estate Finance Trust, Inc. (REIT)	4,354	78,024
Ladder Capital Corp. (REIT)	16,178	158,221
MFA Financial, Inc. (REIT)	69,594	270,721
New York Mortgage Trust, Inc. (REIT)	58,565	216,105
Orchid Island Capital, Inc. (REIT) (x)	10,110	52,774
PennyMac Mortgage Investment Trust (REIT)‡	14,926	262,549
Ready Capital Corp. (REIT)	6,303	78,472
Redwood Trust, Inc. (REIT)	16,956	148,874
TPG RE Finance Trust, Inc. (REIT)	8,852	94,008
Two Harbors Investment Corp. (REIT)	41,158	262,177
Western Asset Mortgage Capital Corp. (REIT) (x)	8,555	27,889

		4,684,687

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Thrifts & Mortgage Finance (1.8%)
Axos Financial, Inc.*	8,028	$301,291
Bogota Financial Corp.*	565	5,034
Bridgewater Bancshares, Inc.*	3,367	42,054
Capitol Federal Financial, Inc.	19,772	247,150
Columbia Financial, Inc.*	4,989	77,629
ESSA Bancorp, Inc.	1,262	18,930
Essent Group Ltd.	16,713	722,002
Federal Agricultural Mortgage Corp., Class C	1,071	79,522
Flagstar Bancorp, Inc.	7,288	297,059
FS Bancorp, Inc.	549	30,085
Greene County Bancorp, Inc.	337	8,590
Hingham Institution For Savings (The)	210	45,360
Home Bancorp, Inc.	1,161	32,496
HomeStreet, Inc.	3,183	107,426
Kearny Financial Corp.	9,014	95,188
Luther Burbank Corp.	2,632	25,793
Merchants Bancorp	1,325	36,610
Meridian Bancorp, Inc.	6,943	103,520
Meta Financial Group, Inc.	5,028	183,824
MMA Capital Holdings, Inc.*	496	12,202
Mr Cooper Group, Inc.*	11,499	356,814
NMI Holdings, Inc., Class A*	11,732	265,730
Northfield Bancorp, Inc.	7,455	91,920
Northwest Bancshares, Inc.	17,516	223,154
Oconee Federal Financial Corp. (x)	275	6,957
OP Bancorp	2,028	15,616
PCSB Financial Corp.	2,135	34,032
PDL Community Bancorp*	1,331	13,989
PennyMac Financial Services, Inc.‡	5,673	372,262
Pioneer Bancorp, Inc.*	1,872	19,787
Premier Financial Corp.	5,622	129,306
Provident Bancorp, Inc.	2,513	30,156
Provident Financial Holdings, Inc.	711	11,170
Provident Financial Services, Inc.	11,099	199,338
Prudential Bancorp, Inc.	1,092	15,124
Radian Group, Inc.	28,938	585,994
Riverview Bancorp, Inc.	3,524	18,536
Security National Financial Corp., Class A*	1,178	9,836
Southern Missouri Bancorp, Inc.	1,163	35,402
Standard AVB Financial Corp.	586	19,098
Sterling Bancorp, Inc.	1,568	7,119
Territorial Bancorp, Inc.	1,300	31,239
Timberland Bancorp, Inc.	1,062	25,764
TrustCo Bank Corp.	14,314	95,474
Walker & Dunlop, Inc.	3,918	360,534
Washington Federal, Inc.	11,442	294,517
Waterstone Financial, Inc.	3,341	62,878
Western New England Bancorp, Inc.	3,214	22,144
WSFS Financial Corp.	7,618	341,896

		6,167,551

Total Financials		60,947,318

Health Care (3.3%)
Biotechnology (1.4%)
Abeona Therapeutics, Inc.*	7,467	11,723
ADMA Biologics, Inc. (x)*	1,398	2,726
Adverum Biotechnologies, Inc.*	1,760	19,078
Aeglea BioTherapeutics, Inc.*	1,286	10,121
Akouos, Inc. (x)*	483	9,578
Albireo Pharma, Inc.*	862	32,334
Aligos Therapeutics, Inc. (x)*	330	9,125
Allovir, Inc. (x)*	573	22,026
ALX Oncology Holdings, Inc. (x)*	312	26,894
AnaptysBio, Inc.*	3,357	72,176
Anika Therapeutics, Inc.*	2,207	99,889
Annexon, Inc. (x)*	490	12,265
Applied Genetic Technologies Corp.*	4,238	17,333
Applied Molecular Transport, Inc. (x)*	415	12,770
Aptinyx, Inc. (x)*	5,040	17,438
Arena Pharmaceuticals, Inc.*	8,112	623,245
Assembly Biosciences, Inc.*	2,263	13,691
Atara Biotherapeutics, Inc.*	2,997	58,831
Atreca, Inc., Class A*	113	1,825
AVEO Pharmaceuticals, Inc. (x)*	1,562	9,013
Avid Bioservices, Inc.*	724	8,355
Avidity Biosciences, Inc.*	558	14,240
Beyondspring, Inc. (x)*	128	1,562
BioCryst Pharmaceuticals, Inc. (x)*	5,673	42,264
C4 Therapeutics, Inc. (x)*	347	11,496
Cabaletta Bio, Inc.*	1,906	23,787
CASI Pharmaceuticals, Inc.*	2,253	6,646
Catabasis Pharmaceuticals, Inc. (x)*	1,223	2,617
Catalyst Biosciences, Inc.*	3,279	20,691
Cellular Biomedicine Group, Inc.*	821	15,090
CEL-SCI Corp. (x)*	555	6,471
Chimerix, Inc.*	7,015	33,882
Chinook Therapeutics, Inc.*	237	3,759
Cidara Therapeutics, Inc.*	1,861	3,722
Concert Pharmaceuticals, Inc.*	4,619	58,384
Cortexyme, Inc. (x)*	171	4,750
Cyclerion Therapeutics, Inc.*	3,447	10,548
Cytokinetics, Inc.*	1,306	27,139
Dyadic International, Inc. (x)*	819	4,406
Dynavax Technologies Corp.*	2,662	11,846
Dyne Therapeutics, Inc.*	447	9,387
Enanta Pharmaceuticals, Inc.*	2,629	110,681
Enochian Biosciences, Inc. (x)*	2,096	6,183
Epizyme, Inc.*	5,212	56,602
Exicure, Inc.*	1,350	2,390
FibroGen, Inc.*	1,746	64,759
Five Prime Therapeutics, Inc.*	4,764	81,036
Foghorn Therapeutics, Inc.*	338	6,851
Forma Therapeutics Holdings, Inc. (x)*	539	18,811
G1 Therapeutics, Inc.*	2,737	49,239
Generation Bio Co.*	410	11,624
Geron Corp. (x)*	41,668	66,252
GlycoMimetics, Inc.*	6,415	24,120
Gossamer Bio, Inc.*	5,260	50,864
Gritstone Oncology, Inc.*	3,915	15,425
Ideaya Biosciences, Inc.*	1,807	25,298
Immunic, Inc. (x)*	423	6,468
ImmunoGen, Inc.*	16,283	105,025
Inhibrx, Inc. (x)*	276	9,100
Inozyme Pharma, Inc. (x)*	260	5,366
iTeos Therapeutics, Inc.*	347	11,736
IVERIC bio, Inc.*	11,942	82,519

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Jounce Therapeutics, Inc.*	3,077	$21,539
KalVista Pharmaceuticals, Inc.*	1,585	30,099
Keros Therapeutics, Inc.*	64	4,515
Kezar Life Sciences, Inc.*	4,721	24,644
Kindred Biosciences, Inc.*	824	3,551
Kiniksa Pharmaceuticals Ltd., Class A*	313	5,531
Kronos Bio, Inc.*	472	14,099
Kymera Therapeutics, Inc. (x)*	322	19,964
MacroGenics, Inc.*	5,438	124,313
Magenta Therapeutics, Inc.*	485	3,802
MEI Pharma, Inc.*	3,192	8,427
MeiraGTx Holdings plc*	252	3,815
Mirum Pharmaceuticals, Inc.*	413	7,211
Myriad Genetics, Inc.*	10,900	215,548
NantKwest, Inc. (x)*	940	12,530
Natera, Inc.*	720	71,654
NextCure, Inc.*	98	1,068
Nkarta, Inc. (x)*	542	33,317
Novavax, Inc. (x)*	6,828	761,390
Nurix Therapeutics, Inc. (x)*	371	12,198
Nymox Pharmaceutical Corp.*	989	2,453
Oncorus, Inc. (x)*	256	8,276
OPKO Health, Inc. (x)*	61,148	241,535
Orgenesis, Inc.*	1,963	8,834
ORIC Pharmaceuticals, Inc.*	175	5,924
Pandion Therapeutics, Inc. (x)*	351	5,212
Passage Bio, Inc.*	1,471	37,613
PMV Pharmaceuticals, Inc. (x)*	442	27,187
Poseida Therapeutics, Inc. (x)*	523	5,737
Praxis Precision Medicines, Inc. (x)*	362	19,917
Precigen, Inc. (x)*	1,719	17,534
Precision BioSciences, Inc.*	755	6,297
Prelude Therapeutics, Inc. (x)*	300	21,465
Prothena Corp. plc*	4,739	56,915
Relay Therapeutics, Inc. (x)*	1,066	44,303
Rubius Therapeutics, Inc. (x)*	4,420	33,548
Savara, Inc.*	8,601	9,891
Selecta Biosciences, Inc. (x)*	4,953	15,008
Shattuck Labs, Inc. (x)*	436	22,851
Solid Biosciences, Inc. (x)*	4,078	30,911
Spectrum Pharmaceuticals, Inc.*	21,738	74,127
Spero Therapeutics, Inc. (x)*	211	4,091
Spruce Biosciences, Inc. (x)*	317	7,706
SQZ Biotechnologies Co. (x)*	275	7,970
Sutro Biopharma, Inc.*	583	12,657
Taysha Gene Therapies, Inc.*	334	8,864
TCR2 Therapeutics, Inc.*	3,605	111,503
TG Therapeutics, Inc.*	2,571	133,743
Turning Point Therapeutics, Inc.*	366	44,597
UroGen Pharma Ltd. (x)*	1,099	19,804
Vanda Pharmaceuticals, Inc.*	7,958	104,568
Vaxart, Inc. (x)*	1,315	7,509
Vaxcyte, Inc. (x)*	603	16,022
VBI Vaccines, Inc. (x)*	4,827	13,274
Verastem, Inc. (x)*	14,148	30,135
Vericel Corp. (x)*	718	22,172
Viking Therapeutics, Inc. (x)*	9,421	53,040
X4 Pharmaceuticals, Inc.*	1,893	12,172
XBiotech, Inc. (x)*	2,130	33,335
Xencor, Inc.*	419	18,281
XOMA Corp. (x)*	159	7,017
Zentalis Pharmaceuticals, Inc.*	167	8,674
ZIOPHARM Oncology, Inc. (x)*	9,866	24,862

		4,990,221

Health Care Equipment & Supplies (0.5%)
Acutus Medical, Inc.*	327	9,421
Alphatec Holdings, Inc.*	929	13,489
AngioDynamics, Inc.*	5,671	86,936
Apyx Medical Corp.*	4,450	32,040
Aspira Women’s Health, Inc. (x)*	1,032	6,925
Avanos Medical, Inc.*	7,190	329,877
CryoLife, Inc.*	992	23,421
Eargo, Inc. (x)*	264	11,832
FONAR Corp.*	936	16,249
Heska Corp.*	702	102,246
Inari Medical, Inc.*	251	21,910
Inogen, Inc.*	910	40,659
Integer Holdings Corp.*	1,834	148,902
IntriCon Corp.*	1,210	21,901
Invacare Corp.	5,023	44,956
LeMaitre Vascular, Inc.	481	19,480
LENSAR, Inc.*	1,333	9,664
LivaNova plc*	2,174	143,941
Meridian Bioscience, Inc.*	746	13,943
Milestone Scientific, Inc.*	1,664	3,528
Misonix, Inc.*	1,115	13,937
Natus Medical, Inc.*	3,587	71,883
OraSure Technologies, Inc.*	4,449	47,093
Orthofix Medical, Inc.*	2,765	118,840
Outset Medical, Inc.*	300	17,052
Pulmonx Corp. (x)*	360	24,847
Retractable Technologies, Inc. (x)*	118	1,267
Rockwell Medical, Inc.*	2,563	2,589
SeaSpine Holdings Corp.*	4,098	71,510
Sientra, Inc.*	1,003	3,902
Surgalign Holdings, Inc.*	9,188	20,122
Utah Medical Products, Inc.	115	9,694
Varex Imaging Corp.*	5,926	98,846
Venus Concept, Inc. (x)*	1,794	3,104
ViewRay, Inc.*	10,916	41,699
VolitionRX Ltd. (x)*	903	3,513

		1,651,218

Health Care Providers & Services (0.8%)
American Renal Associates Holdings, Inc.*	1,437	16,454
Brookdale Senior Living, Inc.*	27,668	122,569
Community Health Systems, Inc.*	13,067	97,088
Covetrus, Inc.*	17,637	506,887
Cross Country Healthcare, Inc.*	4,846	42,984
Enzo Biochem, Inc.*	6,008	15,140
Five Star Senior Living, Inc.*	2,786	19,223
Hanger, Inc.*	4,979	109,488
Magellan Health, Inc.*	2,032	168,331
MEDNAX, Inc.*	11,305	277,425
National HealthCare Corp.	1,909	126,777
Option Care Health, Inc.*	619	9,681
Owens & Minor, Inc.	11,060	299,173
Patterson Cos., Inc.	12,918	382,760
Tenet Healthcare Corp.*	14,362	573,475
Tivity Health, Inc.*	3,324	65,117

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Triple-S Management Corp., Class B*	3,039	$64,883

		2,897,455

Health Care Technology (0.2%)
Accolade, Inc. (x)*	332	14,442
Allscripts Healthcare Solutions, Inc.*	22,652	327,095
Computer Programs and Systems, Inc.	1,966	52,767
Evolent Health, Inc., Class A*	9,696	155,427
HealthStream, Inc.*	4,065	88,780
NextGen Healthcare, Inc.*	8,484	154,748

		793,259

Life Sciences Tools & Services (0.1%)
Fluidigm Corp.*	9,800	58,800
Harvard Bioscience, Inc.*	5,471	23,471
NanoString Technologies, Inc.*	906	60,593
Pacific Biosciences of California, Inc. (x)*	3,389	87,911

		230,775

Pharmaceuticals (0.3%)
AcelRx Pharmaceuticals, Inc. (x)*	10,266	12,730
Agile Therapeutics, Inc.*	1,399	4,015
ANI Pharmaceuticals, Inc.*	754	21,896
Atea Pharmaceuticals, Inc. (x)*	460	19,219
Athira Pharma, Inc. (x)*	424	14,522
Aytu BioScience, Inc. (x)*	231	1,381
Cassava Sciences, Inc. (x)*	2,398	16,354
CorMedix, Inc. (x)*	729	5,416
Cymabay Therapeutics, Inc.*	10,482	60,167
Endo International plc*	19,169	137,633
Evolus, Inc. (x)*	2,553	8,578
Graybug Vision, Inc. (x)*	279	8,097
Harmony Biosciences Holdings, Inc.*	204	7,375
Intra-Cellular Therapies, Inc.*	6,185	196,683
Lannett Co., Inc.*	4,799	31,289
NGM Biopharmaceuticals, Inc.*	164	4,968
Osmotica Pharmaceuticals plc (x)*	986	4,062
Phibro Animal Health Corp., Class A	142	2,758
Pliant Therapeutics, Inc. (x)*	343	7,793
Prestige Consumer Healthcare, Inc.*	4,891	170,549
Revance Therapeutics, Inc.*	2,339	66,287
Strongbridge Biopharma plc*	1,120	2,722
Supernus Pharmaceuticals, Inc.*	5,612	141,198
Tarsus Pharmaceuticals, Inc.*	211	8,721
TherapeuticsMD, Inc. (x)*	3,347	4,050
Theravance Biopharma, Inc.*	922	16,384
VYNE Therapeutics, Inc. (x)*	19,694	31,117
Xeris Pharmaceuticals, Inc. (x)*	951	4,679

		1,010,643

Total Health Care		11,573,571

Industrials (16.0%)
Aerospace & Defense (0.5%)
AAR Corp.	5,126	185,664
Astronics Corp.*	3,516	46,517
Cubic Corp.	4,198	260,444
Ducommun, Inc.*	1,706	91,612
Kaman Corp.	3,800	217,094
Maxar Technologies, Inc.	9,219	355,761
Moog, Inc., Class A	4,524	358,753
National Presto Industries, Inc.	749	66,234
Park Aerospace Corp.	2,689	36,059
Parsons Corp.*	948	34,517
Triumph Group, Inc.	7,786	97,792
Vectrus, Inc.*	1,097	54,543

		1,804,990

Air Freight & Logistics (0.2%)
Atlas Air Worldwide Holdings, Inc.*	3,704	202,016
Echo Global Logistics, Inc.*	4,018	107,763
Forward Air Corp.	1,625	124,865
Hub Group, Inc., Class A*	4,971	283,347
Radiant Logistics, Inc.*	6,079	35,258

		753,249

Airlines (0.3%)
Allegiant Travel Co.	1,741	329,467
Hawaiian Holdings, Inc.	6,889	121,935
Mesa Air Group, Inc.*	4,247	28,413
SkyWest, Inc.	7,516	302,970
Spirit Airlines, Inc. (x)*	14,907	364,476

		1,147,261

Building Products (0.6%)
American Woodmark Corp.*	2,539	238,285
Apogee Enterprises, Inc.	3,223	102,105
Builders FirstSource, Inc.*	1,709	69,744
Caesarstone Ltd. (x)	3,346	43,130
Cornerstone Building Brands, Inc.*	4,102	38,066
Gibraltar Industries, Inc.*	3,801	273,444
Griffon Corp.	6,666	135,853
Insteel Industries, Inc.	2,889	64,338
JELD-WEN Holding, Inc.*	10,238	259,636
PGT Innovations, Inc.*	5,477	111,402
Quanex Building Products Corp.	4,967	110,118
Resideo Technologies, Inc.*	21,510	457,303
UFP Industries, Inc.	1,365	75,826

		1,979,250

Commercial Services & Supplies (3.9%)
ABM Industries, Inc.	10,238	387,406
ACCO Brands Corp.	13,777	116,416
Brady Corp., Class A	1,772	93,597
BrightView Holdings, Inc.*	6,016	90,962
Casella Waste Systems, Inc., Class A*	938	58,109
CECO Environmental Corp.*	4,940	34,382
Cimpress plc*	1,857	162,933
Civeo Corp.*	299,916	4,168,831
CompX International, Inc.	265	3,771
Covanta Holding Corp.	10,811	141,948
Deluxe Corp.	6,284	183,493
Ennis, Inc.	3,996	71,329
Harsco Corp.*	11,685	210,096
Heritage-Crystal Clean, Inc.*	2,294	48,335
Herman Miller, Inc.	8,974	303,321
HNI Corp.	6,445	222,095
IAA, Inc.*	35,150	2,284,047
IBEX Holdings Ltd.*	525	9,818

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Interface, Inc.	7,424	$77,952
KAR Auction Services, Inc.	114,901	2,138,308
Kimball International, Inc., Class B	5,542	66,227
Knoll, Inc.	7,427	109,028
Matthews International Corp., Class A	4,653	136,798
McGrath RentCorp	1,570	105,347
Montrose Environmental Group, Inc.*	1,102	34,118
NL Industries, Inc.	1,334	6,377
PICO Holdings, Inc.*	2,626	24,553
Pitney Bowes, Inc.	16,662	102,638
Quad/Graphics, Inc.	4,699	17,950
Ritchie Bros Auctioneers, Inc.	18,250	1,269,288
SP Plus Corp.*	3,591	103,529
Steelcase, Inc., Class A	13,260	179,673
Team, Inc.*	4,408	48,047
UniFirst Corp.	2,157	456,615
US Ecology, Inc.	4,795	174,202
Viad Corp.	3,144	113,718
VSE Corp.	1,343	51,692

		13,806,949

Construction & Engineering (1.1%)
Aegion Corp.*	4,746	90,127
API Group Corp. (m)*	21,298	386,559
Arcosa, Inc.	7,407	406,866
Argan, Inc.	2,224	98,946
Comfort Systems USA, Inc.	3,932	207,059
Concrete Pumping Holdings, Inc.*	4,198	16,078
Construction Partners, Inc., Class A*	2,309	67,215
Dycom Industries, Inc.*	1,282	96,817
EMCOR Group, Inc.	7,536	689,243
Fluor Corp.	21,451	342,572
Granite Construction, Inc.	6,411	171,238
Great Lakes Dredge & Dock Corp.*	9,607	126,524
IES Holdings, Inc.*	813	37,430
MasTec, Inc.*	7,982	544,213
MYR Group, Inc.*	931	55,953
Northwest Pipe Co.*	1,583	44,799
NV5 Global, Inc.*	97	7,642
Primoris Services Corp.	3,268	90,229
Sterling Construction Co., Inc.*	3,720	69,229
Tutor Perini Corp.*	6,032	78,114
WillScot Mobile Mini Holdings Corp.*	15,815	366,434

		3,993,287

Electrical Equipment (0.4%)
Allied Motion Technologies, Inc.	100	5,110
American Superconductor Corp.*	4,107	96,186
AZZ, Inc.	3,986	189,096
Bloom Energy Corp., Class A*	832	23,845
Encore Wire Corp.	3,150	190,795
EnerSys	5,792	481,084
FuelCell Energy, Inc. (x)*	14,775	165,037
LSI Industries, Inc.	3,869	33,119
Powell Industries, Inc.	1,317	38,838
Preformed Line Products Co.	421	28,813
Thermon Group Holdings, Inc.*	5,062	79,119
Ultralife Corp.*	1,097	7,098

		1,338,140

Industrial Conglomerates (0.0%)
Raven Industries, Inc.	4,983	164,888

Machinery (4.4%)
Alamo Group, Inc.	284	39,178
Albany International Corp., Class A	830	60,939
Altra Industrial Motion Corp.	9,737	539,722
Astec Industries, Inc.	3,457	200,091
Barnes Group, Inc.	7,117	360,761
Blue Bird Corp.*	1,304	23,811
Chart Industries, Inc.*	5,466	643,840
CIRCOR International, Inc.*	3,018	116,012
Colfax Corp.*	58,000	2,217,920
Columbus McKinnon Corp.	3,523	135,424
Douglas Dynamics, Inc.	224	9,580
Eastern Co. (The)	732	17,641
Enerpac Tool Group Corp.	5,165	116,781
EnPro Industries, Inc.	3,174	239,700
ESCO Technologies, Inc.	276	28,489
ExOne Co. (The)*	401	3,805
Federal Signal Corp.	671	22,257
Franklin Electric Co., Inc.	500	34,605
Gencor Industries, Inc.*	1,100	13,530
Gorman-Rupp Co. (The)	2,245	72,850
Graham Corp.	1,670	25,351
Greenbrier Cos., Inc. (The)	4,977	181,063
Helios Technologies, Inc.	2,620	139,620
Hillenbrand, Inc.	11,291	449,382
Hurco Cos., Inc.	939	28,170
Hyster-Yale Materials Handling, Inc.	1,458	86,824
Kennametal, Inc.	12,682	459,596
L B Foster Co., Class A*	1,708	25,705
Luxfer Holdings plc	4,166	68,406
Lydall, Inc.*	2,628	78,919
Manitowoc Co., Inc. (The)*	5,268	70,117
Mayville Engineering Co., Inc.*	1,016	13,635
Meritor, Inc.*	2,575	71,868
Miller Industries, Inc.	1,710	65,014
Mueller Industries, Inc.	8,446	296,539
Mueller Water Products, Inc., Class A	22,617	279,998
Navistar International Corp.*	7,590	333,656
NN, Inc.*	6,952	45,675
Oshkosh Corp.	65,100	5,603,157
Park-Ohio Holdings Corp.	1,255	38,780
REV Group, Inc.	3,507	30,897
Rexnord Corp.	16,874	666,354
SPX Corp.*	1,633	89,064
SPX FLOW, Inc.*	6,441	373,320
Standex International Corp.	1,864	144,497
Terex Corp.	10,251	357,657
TriMas Corp.*	6,201	196,386
Wabash National Corp.	8,151	140,442
Watts Water Technologies, Inc., Class A	2,323	282,709
Welbilt, Inc.*	14,215	187,638

		15,727,375

Marine (2.7%)
Clarkson plc (x)	153,059	5,651,321
Costamare, Inc.	7,698	63,739
Eagle Bulk Shipping, Inc. (x)*	840	15,960

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Genco Shipping & Trading Ltd.	2,396	$17,635
Matson, Inc.	6,534	372,242
Pangaea Logistics Solutions Ltd. (x)*	928	2,571
Safe Bulkers, Inc.*	8,035	10,445
Scorpio Bulkers, Inc.	1,430	24,210
SEACOR Holdings, Inc.*	2,967	122,982
Stolt-Nielsen Ltd.	246,000	3,155,961

		9,437,066

Professional Services (0.5%)
Acacia Research Corp.*	6,824	26,887
ASGN, Inc.*	1,326	110,761
Barrett Business Services, Inc.	1,086	74,076
BG Staffing, Inc.	1,306	17,618
CBIZ, Inc.*	6,556	174,455
CRA International, Inc.	265	13,496
GP Strategies Corp.*	1,870	22,178
Heidrick & Struggles International, Inc.	2,919	85,760
Huron Consulting Group, Inc.*	3,155	185,987
ICF International, Inc.	1,372	101,981
Insperity, Inc.	2,714	220,974
Kelly Services, Inc., Class A	5,076	104,413
Korn Ferry	8,282	360,267
Mistras Group, Inc.*	2,673	20,743
Resources Connection, Inc.	4,665	58,639
TrueBlue, Inc.*	5,317	99,375
Willdan Group, Inc.*	413	17,222

		1,694,832

Road & Rail (0.1%)
ArcBest Corp.	3,897	166,285
Covenant Logistics Group, Inc., Class A*	1,901	28,154
Heartland Express, Inc.	7,220	130,682
Marten Transport Ltd.	4,767	82,135
PAM Transportation Services, Inc.*	205	10,045
Universal Logistics Holdings, Inc.	314	6,465
US Xpress Enterprises, Inc., Class A*	3,547	24,262
Werner Enterprises, Inc.	1,063	41,691

		489,719

Trading Companies & Distributors (1.2%)
Alta Equipment Group, Inc. (x)*	2,487	24,571
Applied Industrial Technologies, Inc.	3,541	276,163
Beacon Roofing Supply, Inc.*	8,251	331,608
BMC Stock Holdings, Inc.*	10,279	551,777
CAI International, Inc.	2,127	66,447
DXP Enterprises, Inc.*	2,526	56,153
Foundation Building Materials, Inc.*	2,260	43,415
GATX Corp.	5,327	443,100
General Finance Corp.*	1,377	11,718
GMS, Inc.*	6,409	195,346
H&E Equipment Services, Inc.	4,881	145,503
Herc Holdings, Inc.*	3,548	235,623
Lawson Products, Inc.*	223	11,353
MRC Global, Inc.*	12,380	82,079
Nesco Holdings, Inc. (x)*	1,556	11,468
NOW, Inc.*	16,272	116,833
Rush Enterprises, Inc., Class A	6,183	256,100
Rush Enterprises, Inc., Class B	1,036	39,254
Systemax, Inc.	576	20,673
Textainer Group Holdings Ltd.*	7,508	144,003
Titan Machinery, Inc.*	2,812	54,975
Triton International Ltd.	9,236	448,038
Veritiv Corp.*	1,977	41,102
WESCO International, Inc.*	7,503	588,985
Willis Lease Finance Corp.*	386	11,757

		4,208,044

Transportation Infrastructure (0.1%)
Braemar Shipping Services plc*	190,858	404,547

Total Industrials		56,949,597

Information Technology (5.3%)
Communications Equipment (0.5%)
ADTRAN, Inc.	7,542	111,395
Applied Optoelectronics, Inc. (x)*	3,329	28,330
CalAmp Corp.*	1,607	15,941
Comtech Telecommunications Corp.	3,832	79,284
Digi International, Inc.*	4,221	79,777
DZS, Inc.*	1,832	28,341
EchoStar Corp., Class A*	21,600	457,704
Harmonic, Inc.*	14,879	109,956
Infinera Corp. (x)*	12,192	127,772
InterDigital, Inc.	3,242	196,725
KVH Industries, Inc.*	2,300	26,105
NETGEAR, Inc.*	4,525	183,851
NetScout Systems, Inc.*	10,710	293,668
PCTEL, Inc.*	3,026	19,881
Plantronics, Inc.	3,577	96,686
Ribbon Communications, Inc.*	10,097	66,236

		1,921,652

Electronic Equipment, Instruments & Components (1.0%)
Arlo Technologies, Inc.*	11,821	92,086
Bel Fuse, Inc., Class B	1,477	22,199
Belden, Inc.	6,732	282,071
Benchmark Electronics, Inc.	5,575	150,581
CTS Corp.	4,884	167,668
Daktronics, Inc.	6,104	28,567
ePlus, Inc.*	328	28,848
FARO Technologies, Inc.*	212	14,973
Fitbit, Inc., Class A*	12,258	83,354
II-VI, Inc.*	1,822	138,399
Insight Enterprises, Inc.*	3,809	289,827
Kimball Electronics, Inc.*	3,469	55,469
Knowles Corp.*	13,656	251,680
Methode Electronics, Inc.	4,626	177,083
MTS Systems Corp.	2,893	168,257
PC Connection, Inc.*	1,615	76,373
Plexus Corp.*	833	65,149
Powerfleet, Inc.*	4,216	31,325
Rogers Corp.*	2,338	363,068
Sanmina Corp.*	9,730	310,290
ScanSource, Inc.*	3,976	104,887
TTM Technologies, Inc.*	15,034	207,394
Vishay Intertechnology, Inc.	20,271	419,812
Vishay Precision Group, Inc.*	1,931	60,788

		3,590,148

IT Services (2.4%)
CACI International, Inc., Class A*	27,000	6,731,910
Cardtronics plc, Class A*	1,487	52,491

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Conduent, Inc.*	25,263	$121,262
Hackett Group, Inc. (The)	367	5,281
Information Services Group, Inc.*	5,745	18,844
KBR, Inc.	19,083	590,237
LiveRamp Holdings, Inc.*	1,912	139,939
ManTech International Corp., Class A	2,338	207,942
MoneyGram International, Inc.*	9,529	52,076
Perspecta, Inc.	3,612	86,977
PFSweb, Inc.*	1,031	6,939
Rackspace Technology, Inc. (x)*	943	17,974
ServiceSource International, Inc.*	15,781	27,775
StarTek, Inc.*	2,599	19,544
Sykes Enterprises, Inc.*	5,435	204,736
Unisys Corp.*	8,649	170,212

		8,454,139

Semiconductors & Semiconductor Equipment (0.7%)
Alpha & Omega Semiconductor Ltd.*	3,095	73,166
Ambarella, Inc.*	3,563	327,155
Amkor Technology, Inc.	12,440	187,595
Axcelis Technologies, Inc.*	526	15,317
AXT, Inc.*	5,760	55,123
Cohu, Inc.	5,935	226,598
Diodes, Inc.*	5,340	376,470
DSP Group, Inc.*	148	2,455
GSI Technology, Inc.*	2,590	19,166
Maxeon Solar Technologies Ltd. (x)*	471	13,362
MaxLinear, Inc.*	4,116	157,190
NeoPhotonics Corp.*	2,087	18,971
NVE Corp.	5	281
Onto Innovation, Inc.*	5,480	260,574
PDF Solutions, Inc.*	234	5,055
Photronics, Inc.*	9,355	104,402
Rambus, Inc.*	17,073	298,095
SMART Global Holdings, Inc.*	35	1,317
SunPower Corp. (x)*	3,477	89,150
Synaptics, Inc.*	273	26,317
Veeco Instruments, Inc.*	7,380	128,117

		2,385,876

Software (0.5%)
Asure Software, Inc.*	1,610	11,431
Cerence, Inc.*	5,624	565,100
Cloudera, Inc.*	16,151	224,660
Digimarc Corp. (x)*	173	8,173
Ebix, Inc.	1,772	67,283
eGain Corp.*	1,861	21,978
GTY Technology Holdings, Inc.*	6,148	31,847
MicroStrategy, Inc., Class A (x)*	415	161,248
Park City Group, Inc.*	1,019	4,881
SeaChange International, Inc. (x)*	3,770	5,278
SecureWorks Corp., Class A*	1,394	19,823
Sumo Logic, Inc. (x)*	448	12,804
Synchronoss Technologies, Inc.*	6,035	28,364
Telenav, Inc.*	2,863	13,456
Verint Systems, Inc.*	5,473	367,676
VirnetX Holding Corp. (x)	4,545	22,907
Xperi Holding Corp.	14,800	309,320

		1,876,229

Technology Hardware, Storage & Peripherals (0.2%)
3D Systems Corp. (x)*	18,454	193,398
Corsair Gaming, Inc. (x)*	1,055	38,212
Diebold Nixdorf, Inc.*	6,378	67,989
Eastman Kodak Co. (x)*	2,540	20,676
Immersion Corp.*	868	9,800
Intevac, Inc.*	2,572	18,544
Quantum Corp.*	3,546	21,702
Super Micro Computer, Inc.*	4,829	152,886

		523,207

Total Information Technology		18,751,251

Materials (4.0%)
Chemicals (1.0%)
Advanced Emissions Solutions, Inc.	1,999	10,994
AdvanSix, Inc.*	4,337	86,697
AgroFresh Solutions, Inc.*	2,897	6,576
American Vanguard Corp.	3,640	56,493
Amyris, Inc. (x)*	15,382	94,984
Avient Corp.	13,806	556,106
Balchem Corp.	399	45,973
Ferro Corp.*	3,205	46,889
FutureFuel Corp.	3,965	50,355
GCP Applied Technologies, Inc.*	1,663	39,330
Hawkins, Inc.	690	36,094
HB Fuller Co.	2,779	144,175
Innospec, Inc.	721	65,416
Intrepid Potash, Inc.*	1,350	32,602
Koppers Holdings, Inc.*	1,266	39,449
Kraton Corp.*	4,752	132,058
Kronos Worldwide, Inc.	3,539	52,766
Livent Corp.*	22,317	420,452
Marrone Bio Innovations, Inc.*	43	54
Minerals Technologies, Inc.	5,167	320,974
Orion Engineered Carbons SA	4,191	71,834
PQ Group Holdings, Inc.	5,004	71,357
Rayonier Advanced Materials, Inc.*	9,756	63,609
Sensient Technologies Corp.	3,805	280,695
Stepan Co.	3,020	360,346
Trecora Resources*	3,835	26,807
Tredegar Corp.	3,811	63,644
Trinseo SA	4,038	206,786
Tronox Holdings plc, Class A	8,835	129,168

		3,512,683

Construction Materials (0.1%)
Summit Materials, Inc., Class A*	17,311	347,605
United States Lime & Minerals, Inc.	322	36,708
US Concrete, Inc.*	2,338	93,450

		477,763

Containers & Packaging (0.2%)
Greif, Inc., Class A	3,976	186,395
Greif, Inc., Class B	863	41,752
Myers Industries, Inc.	3,529	73,332
O-I Glass, Inc.	5,650	67,235
Pactiv Evergreen, Inc.*	4,819	87,417
Ranpak Holdings Corp.*	4,093	55,010
UFP Technologies, Inc.*	969	45,155

		556,296

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Metals & Mining (2.4%)
Alcoa Corp.*	28,358	$653,652
Allegheny Technologies, Inc.*	19,156	321,246
Arconic Corp.*	15,227	453,765
Caledonia Mining Corp. plc	1,257	19,961
Carpenter Technology Corp.	7,251	211,149
Century Aluminum Co.*	7,525	83,001
Cleveland-Cliffs, Inc. (x)	59,985	873,382
Coeur Mining, Inc.*	36,660	379,431
Commercial Metals Co.	18,095	371,671
Fortitude Gold Corp.*	2,820	2,961
Gatos Silver, Inc. (x)*	2,530	32,966
Gold Resource Corp.	9,871	28,725
Haynes International, Inc.	1,784	42,531
Hecla Mining Co.	79,524	515,316
Kaiser Aluminum Corp.	2,424	239,734
Materion Corp.	2,117	134,895
Mesabi Trust	17,600	493,680
Novagold Resources, Inc.*	2,247	21,728
Olympic Steel, Inc.	1,299	17,316
Ryerson Holding Corp.*	2,300	31,372
Sandstorm Gold Ltd.*	316,400	2,268,588
Schnitzer Steel Industries, Inc., Class A	3,885	123,970
SunCoke Energy, Inc.	12,834	55,828
TimkenSteel Corp.*	6,466	30,196
United States Steel Corp.	33,133	555,640
Warrior Met Coal, Inc.	7,903	168,492
Wheaton Precious Metals Corp.	2,400	100,176
Worthington Industries, Inc.	5,557	285,296

		8,516,668

Paper & Forest Products (0.3%)
Boise Cascade Co.	4,997	238,856
Clearwater Paper Corp.*	2,370	89,467
Domtar Corp.	8,264	261,556
Glatfelter Corp.	6,596	108,042
Neenah, Inc.	2,534	140,181
Schweitzer-Mauduit International, Inc.	4,613	185,489
Verso Corp., Class A	4,486	53,922

		1,077,513

Total Materials		14,140,923

Real Estate (9.6%)
Equity Real Estate Investment Trusts (REITs) (5.8%)
Acadia Realty Trust (REIT)	13,020	184,754
Agree Realty Corp. (REIT)	8,308	553,147
Alexander & Baldwin, Inc. (REIT)	11,095	190,612
Alexander’s, Inc. (REIT)	13	3,606
Alpine Income Property Trust, Inc. (REIT)	932	13,971
American Assets Trust, Inc. (REIT)	7,718	222,896
American Finance Trust, Inc. (REIT)	16,549	122,959
Armada Hoffler Properties, Inc. (REIT)	8,817	98,927
Bluerock Residential Growth REIT, Inc. (REIT)	2,312	29,293
Broadstone Net Lease, Inc. (REIT), Class A (x)	4,653	91,106
BRT Apartments Corp. (REIT)	1,566	23,803
CareTrust REIT, Inc. (REIT)	12,421	275,498
CatchMark Timber Trust, Inc. (REIT), Class A	6,872	64,322
Centerspace (REIT)	1,935	136,688
Chatham Lodging Trust (REIT)	7,342	79,294
City Office REIT, Inc. (REIT)	6,854	66,964
Clipper Realty, Inc. (REIT)	836	5,894
Colony Capital, Inc. (REIT)	73,099	351,606
Columbia Property Trust, Inc. (REIT)	17,615	252,599
CoreCivic, Inc. (REIT)	18,366	120,297
CorEnergy Infrastructure Trust, Inc. (REIT)	2,264	15,508
CorePoint Lodging, Inc. (REIT)	5,760	39,629
DiamondRock Hospitality Co. (REIT)*	29,942	247,021
Diversified Healthcare Trust (REIT)	36,408	150,001
EastGroup Properties, Inc. (REIT)	305	42,108
Equity Commonwealth (REIT)	42,000	1,145,760
Equity LifeStyle Properties, Inc. (REIT)	69,900	4,428,864
Essential Properties Realty Trust, Inc. (REIT)	15,744	333,773
Farmland Partners, Inc. (REIT) (x)	3,822	33,251
Franklin Street Properties Corp. (REIT)	16,271	71,104
Front Yard Residential Corp. (REIT)	7,566	122,569
GEO Group, Inc. (The) (REIT) (x)	17,598	155,918
Getty Realty Corp. (REIT)	5,298	145,907
Gladstone Commercial Corp. (REIT)	4,012	72,216
Gladstone Land Corp. (REIT)	1,448	21,199
Global Medical REIT, Inc. (REIT)	6,466	84,446
Global Net Lease, Inc. (REIT)	13,866	237,663
Healthcare Realty Trust, Inc. (REIT)	20,620	610,352
Hersha Hospitality Trust (REIT)	4,862	38,361
Independence Realty Trust, Inc. (REIT)	14,205	190,773
Industrial Logistics Properties Trust (REIT)	9,767	227,473
Innovative Industrial Properties, Inc. (REIT)	1,941	355,455
iStar, Inc. (REIT)	10,796	160,321
Kite Realty Group Trust (REIT)	12,815	191,712
Lexington Realty Trust (REIT)	41,822	444,150
LTC Properties, Inc. (REIT)	3,719	144,706
Macerich Co. (The) (REIT) (x)	22,564	240,758
Mack-Cali Realty Corp. (REIT)	12,971	161,619
Monmouth Real Estate Investment Corp. (REIT)	1,625	28,145
National Health Investors, Inc. (REIT)	4,389	303,587
NETSTREIT Corp. (REIT) (x)	1,717	33,464
New Senior Investment Group, Inc. (REIT)	12,939	67,024
NexPoint Residential Trust, Inc. (REIT)	2,835	119,949
Office Properties Income Trust (REIT)	7,385	167,787
One Liberty Properties, Inc. (REIT)	2,346	47,084
Pebblebrook Hotel Trust (REIT)	19,777	371,808
Physicians Realty Trust (REIT)	31,926	568,283
Piedmont Office Realty Trust, Inc. (REIT), Class A	19,393	314,748
PotlatchDeltic Corp. (REIT)	10,025	501,451

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Preferred Apartment Communities, Inc. (REIT), Class A	7,082	$52,407
QTS Realty Trust, Inc. (REIT), Class A (x)	503	31,126
Retail Opportunity Investments Corp. (REIT)	17,837	238,837
Retail Properties of America, Inc. (REIT), Class A	32,286	276,368
Retail Value, Inc. (REIT)	2,394	35,599
RLJ Lodging Trust (REIT)	25,159	356,000
RPT Realty (REIT)	11,909	103,013
Ryman Hospitality Properties, Inc. (REIT)	1,045	70,809
Sabra Health Care REIT, Inc. (REIT)	31,033	539,043
Safehold, Inc. (REIT)	1,236	89,598
Saul Centers, Inc. (REIT)	341	10,803
Seritage Growth Properties (REIT), Class A (x)*	5,322	78,127
Service Properties Trust (REIT)	24,875	285,814
SITE Centers Corp. (REIT)	23,059	233,357
STAG Industrial, Inc. (REIT)	20,834	652,521
Summit Hotel Properties, Inc. (REIT)	15,768	142,070
Sunstone Hotel Investors, Inc. (REIT)	32,633	369,732
Tanger Factory Outlet Centers, Inc. (REIT) (x)	13,725	136,701
Terreno Realty Corp. (REIT)	5,828	340,996
UMH Properties, Inc. (REIT)	1,183	17,520
Universal Health Realty Income Trust (REIT)	258	16,582
Urban Edge Properties (REIT)	17,443	225,712
Urstadt Biddle Properties, Inc. (REIT), Class A	4,428	62,568
Washington REIT (REIT)	12,488	270,115
Whitestone REIT (REIT)	5,866	46,752
Xenia Hotels & Resorts, Inc. (REIT)	17,410	264,632

		20,470,985

Real Estate Management & Development (3.8%)
Altisource Portfolio Solutions SA*	702	9,042
American Realty Investors, Inc.*	330	3,597
CTO Realty Growth, Inc.	953	40,178
Cushman & Wakefield plc (x)*	11,236	166,630
DREAM Unlimited Corp., Class A	367,580	6,050,367
Fathom Holdings, Inc. (x)*	521	18,777
Forestar Group, Inc.*	2,482	50,087
FRP Holdings, Inc.*	1,023	46,598
Griffin Industrial Realty, Inc.*	190	11,875
Howard Hughes Corp. (The)*	75,600	5,967,108
Kennedy-Wilson Holdings, Inc.	18,485	330,697
Marcus & Millichap, Inc.*	3,205	119,322
Maui Land & Pineapple Co., Inc.*	348	4,012
Newmark Group, Inc., Class A	21,829	159,133
Rafael Holdings, Inc., Class B*	1,394	32,508
RE/MAX Holdings, Inc., Class A	2,834	102,959
Realogy Holdings Corp. (x)*	17,585	230,715
RMR Group, Inc. (The), Class A	167	6,450
St Joe Co. (The)	2,565	108,884
Stratus Properties, Inc.*	781	19,916
Tejon Ranch Co.*	3,214	46,442
Transcontinental Realty Investors, Inc.*	301	7,257

		13,532,554

Total Real Estate		34,003,539

Utilities (2.7%)
Electric Utilities (0.6%)
ALLETE, Inc.	7,952	492,547
MGE Energy, Inc.	4,024	281,801
Otter Tail Corp.	4,132	176,064
PNM Resources, Inc.	11,999	582,311
Portland General Electric Co.	13,735	587,446

		2,120,169

Gas Utilities (1.2%)
Brookfield Infrastructure Corp., Class A (x)	2,428	175,544
Chesapeake Utilities Corp.	123	13,310
New Jersey Resources Corp.	14,565	517,786
Northwest Natural Holding Co.	4,204	193,342
ONE Gas, Inc.	7,074	543,071
RGC Resources, Inc.	515	12,247
Rubis SCA	36,000	1,670,338
South Jersey Industries, Inc.	6,405	138,028
Southwest Gas Holdings, Inc.	7,842	476,401
Spire, Inc.	7,578	485,295

		4,225,362

Independent Power and Renewable Electricity Producers (0.4%)
Atlantic Power Corp.*	12,121	25,454
Brookfield Renewable Corp.	14,207	827,813
Clearway Energy, Inc., Class A	4,418	130,552
Clearway Energy, Inc., Class C	9,797	312,818
Sunnova Energy International, Inc.*	7,048	318,076

		1,614,713

Multi-Utilities (0.4%)
Avista Corp.	10,440	419,062
Black Hills Corp.	9,601	589,981
NorthWestern Corp.	7,741	451,378
Unitil Corp.	2,337	103,459

		1,563,880

Water Utilities (0.1%)
Artesian Resources Corp., Class A	1,151	42,679
Cadiz, Inc.*	1,146	12,205
California Water Service Group	611	33,012
Consolidated Water Co. Ltd.	2,163	26,064
SJW Group	1,885	130,744

		244,704

Total Utilities		9,768,828

Total Common Stocks (97.2%) (Cost $252,350,420)		345,042,385

MASTER LIMITED PARTNERSHIP:
Industrials (1.1%)
Industrial Conglomerates (1.1%)
Icahn Enterprises LP (Cost $3,426,195)	77,500	3,926,925

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Aduro Biotech I, CVR (r)* (Cost $712)	237	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.6%)
JPMorgan Prime Money Market Fund, IM Shares	2,128,438	$2,129,503

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.5%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $500,007, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $510,001. (xx)	$500,000	500,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $2,351,196, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $2,398,207. (xx)	2,351,183	2,351,183
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $1,600,037, collateralized by various Common Stocks; total market value $1,777,799. (xx)	1,600,000	1,600,000
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $900,020, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125%-3.625%, maturing 9/30/21-8/15/49; total market value $998,457. (xx)	900,000	900,000

Total Repurchase Agreements		5,351,183

Total Short-Term Investments (2.1%) (Cost $7,480,947)		7,480,686

Total Investments in Securities (100.4%) (Cost $263,258,274)		356,449,996
Other Assets Less Liabilities (-0.4%)		(1,370,828)

Net Assets (100%)		$355,079,168

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $386,559 or 0.1% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $9,080,427. This was collateralized by $4,242,620 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/14/21 - 8/15/50 and by cash of $5,351,183 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Capital Markets
Associated Capital Group, Inc., Class A	164,884	7,441,493	16,351	(976,378)	28,070	(718,810)	5,790,726	35,487	—
Mortgage Real Estate Investment Trusts (REITs)
PennyMac Mortgage Investment Trust (REIT)	14,926	279,227	58,588	(59,018)	2,528	(18,776)	262,549	23,840	—
Thrifts & Mortgage Finance
PennyMac Financial Services, Inc.	5,673	31,861	241,954	(59,670)	16,817	141,300	372,262	2,094	—

Total		7,752,581	316,893	(1,095,066)	47,415	(596,286)	6,425,537	61,421	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	19	3/2021	USD	1,876,060	48,943

					48,943

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$13,544,630	$845,398	$—		$14,390,028
Consumer Discretionary	47,978,825	274,910	—		48,253,735
Consumer Staples	13,880,165	—	—		13,880,165
Energy	62,383,430	—	—		62,383,430
Financials	60,126,352	820,966	—		60,947,318
Health Care	11,573,571	—	—		11,573,571
Industrials	47,646,156	9,303,441	—		56,949,597
Information Technology	18,751,251	—	—		18,751,251
Materials	14,137,962	2,961	—		14,140,923
Real Estate	34,003,539	—	—		34,003,539
Utilities	8,098,490	1,670,338	—		9,768,828
Futures	48,943	—	—		48,943
Master Limited Partnership
Industrials	3,926,925	—	—		3,926,925
Rights
Health Care	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Company	2,129,503	—	—		2,129,503
Repurchase Agreements	—	5,351,183	—		5,351,183

Total Assets	$338,229,742	$18,269,197	$—		$356,498,939

Total Liabilities	$—	$—	$—		$—

Total	$338,229,742	$18,269,197	$—		$356,498,939

(a)	Value is zero.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$48,943	*

Total		$48,943

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$646,221	$646,221

Total	$646,221	$646,221

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$42,241	$42,241

Total	$42,241	$42,241

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $ 1,516,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 23%)*	$110,257,711
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 39%)*	$63,538,031

*	During the year ended December 31, 2020, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$124,929,441
Aggregate gross unrealized depreciation	(31,572,210)

Net unrealized appreciation	$93,357,231

Federal income tax cost of investments in securities and derivative instruments, if applicable	$263,141,708

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $5,699,911)	$6,425,537
Unaffiliated Issuers (Cost $252,207,180)	344,673,276
Repurchase Agreements (Cost $5,351,183)	5,351,183
Cash	3,841,457
Cash held as collateral at broker for futures	103,800
Dividends, interest and other receivables	301,260
Receivable for securities sold	138,355
Receivable for Portfolio shares sold	31,497
Securities lending income receivable	11,065
Other assets	964

Total assets	360,878,394

LIABILITIES
Payable for return of collateral on securities loaned	5,351,183
Investment management fees payable	184,323
Payable for Portfolio shares redeemed	74,072
Administrative fees payable	36,369
Distribution fees payable – Class IB	33,695
Payable for securities purchased	13,890
Due to broker for futures variation margin	1,564
Accrued expenses	104,130

Total liabilities	5,799,226

NET ASSETS	$355,079,168

Net assets were comprised of:
Paid in capital	$264,435,049
Total distributable earnings (loss)	90,644,119

Net assets	$355,079,168

Class IB
Net asset value, offering and redemption price per share, $162,278,043 / 15,730,423 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.32

Class K
Net asset value, offering and redemption price per share, $192,801,125 / 18,711,547 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.30

(x)	Includes value of securities on loan of $9,080,427.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends ($61,421 of dividend income received from affiliates) (net of $51,285 foreign withholding tax)	$5,810,917
Interest	14,993
Securities lending (net)	186,424

Total income	6,012,334

EXPENSES
Investment management fees	2,244,580
Administrative fees	346,690
Distribution fees – Class IB	193,940
Custodian fees	111,500
Professional fees	72,672
Printing and mailing expenses	40,835
Trustees’ fees	8,799
Miscellaneous	4,829

Gross expenses	3,023,845
Less: Waiver from investment manager	(304,213)

Net expenses	2,719,632

NET INVESTMENT INCOME (LOSS)	3,292,702

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($47,415 realized gain (loss) from affiliates)	55,890
Futures contracts	646,221
Foreign currency transactions	(3,800)

Net realized gain (loss)	698,311

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(596,286) of change in unrealized appreciation (depreciation) from affiliates)	13,869,256
Futures contracts	42,241
Foreign currency translations	13

Net change in unrealized appreciation (depreciation)	13,911,510

NET REALIZED AND UNREALIZED GAIN (LOSS)	14,609,821

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$17,902,523

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,292,702	$1,740,243
Net realized gain (loss)	698,311	11,553,238
Net change in unrealized appreciation (depreciation)	13,911,510	52,169,402

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,902,523	65,462,883

Distributions to shareholders:
Class IB	(2,109,085)	(349,889)
Class K	(2,896,568)	(13,530,781)

Total distributions to shareholders	(5,005,653)	(13,880,670)

Tax return of capital:
Class IB	—	(21,211)
Class K	—	(1,036,425)

Total	—	(1,057,636)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,165,841 and 420,371 shares, respectively ]	9,734,671	4,378,685
Capital shares issued in connection with merger (Note 8) [ 74,667 and 0 shares, respectively ]	601,081	—
Capital shares issued in exchanged in connection with merger (Note 8) [14,845,477 and 0 shares, respectively]	119,508,507	—
Capital shares issued in reinvestment of dividends and distributions [ 210,736 and 36,838 shares, respectively ]	2,109,085	371,100
Capital shares repurchased [ (1,303,757) and (81,987) shares, respectively ]	(11,116,796)	(851,442)

Total Class IB transactions	120,836,548	3,898,343

Class K
Capital shares sold [ 10,006,144 and 140,443 shares, respectively ]	75,745,530	1,444,224
Capital shares exchanged in connection with merger (Note 8) [ (14,851,192) and 0 shares, respectively ]	(119,508,507)	—
Capital shares issued in reinvestment of dividends and distributions [ 289,804 and 1,448,374 shares, respectively ]	2,896,568	14,567,206
Capital shares repurchased [ (3,894,199) and (3,549,266) shares, respectively ]	(33,589,960)	(36,327,839)

Total Class K transactions	(74,456,369)	(20,316,409)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	46,380,179	(16,418,066)

TOTAL INCREASE (DECREASE) IN NET ASSETS	59,277,049	34,106,511
NET ASSETS:
Beginning of year	295,802,119	261,695,608

End of year	$355,079,168	$295,802,119

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020		2019	2018	2017	2016
Net asset value, beginning of year	$10.62		$8.89	$10.55	$9.84	$8.55

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	##	0.04	0.07	0.05	0.06
Net realized and unrealized gain (loss)	(0.23	)†	2.23	(1.25)	1.19	2.02

Total from investment operations	(0.16)		2.27	(1.18)	1.24	2.08

Less distributions:
Dividends from net investment income	(0.13)		(0.06)	(0.04)	(0.02)	(0.03)
Distributions from net realized gains	(0.01)		(0.45)	(0.40)	(0.51)	(0.50)
Return of capital	—		(0.03)	(0.04)	—	(0.26)

Total dividends and distributions	(0.14)		(0.54)	(0.48)	(0.53)	(0.79)

Net asset value, end of year	$10.32		$10.62	$8.89	$10.55	$9.84

Total return	(1.51)%		25.84%	(11.44)%	12.80%	24.19%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$162,278		$7,831	$3,220	$1,957	$418
Ratio of expenses to average net assets:
After waivers (f)	1.15%		1.15%	1.15%	1.15%	1.18%
Before waivers (f)	1.27%		1.25%	1.23%	1.26%	1.27%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.86	%(aa)	0.37%	0.66%	0.52%	0.61%
Before waivers (f)	0.74	%(aa)	0.27%	0.58%	0.42%	0.52%
Portfolio turnover rate^	23%		14%	18%	23%	23%

	Year Ended December 31,
Class K	2020		2019	2018	2017	2016
Net asset value, beginning of year	$10.60		$8.88	$10.54	$9.83	$8.54

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	##	0.06	0.10	0.08	0.07
Net realized and unrealized gain (loss)	(0.25	)†	2.22	(1.25)	1.18	2.03

Total from investment operations	(0.14)		2.28	(1.15)	1.26	2.10

Less distributions:
Dividends from net investment income	(0.15)		(0.07)	(0.06)	(0.04)	(0.04)
Distributions from net realized gains	(0.01)		(0.45)	(0.40)	(0.51)	(0.50)
Return of capital	—		(0.04)	(0.05)	—	(0.27)

Total dividends and distributions	(0.16)		(0.56)	(0.51)	(0.55)	(0.81)

Net asset value, end of year	$10.30		$10.60	$8.88	$10.54	$9.83

Total return	(1.31)%		26.06%	(11.20)%	13.08%	24.54%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$192,801		$287,972	$258,476	$324,305	$173,256
Ratio of expenses to average net assets:
After waivers (f)	0.90%		0.90%	0.90%	0.90%	0.93%
Before waivers (f)	1.01%		1.00%	0.98%	1.01%	1.02%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.29	%(aa)	0.61%	0.88%	0.74%	0.82%
Before waivers (f)	1.19	%(aa)	0.51%	0.80%	0.64%	0.73%
Portfolio turnover rate^	23%		14%	18%	23%	23%

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMALL CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

^	Portfolio turnover rate excludes derivatives, if any.
†

The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.03 and $0.07 for Class IB and Class K, respectively.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.51% lower.

See Notes to Financial Statements.

1290 VT SMARTBETA EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AXA Rosenberg Investment Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	10.95%	11.26%	9.37%
Portfolio – Class K Shares*	11.28	11.54	9.64
MSCI World (Net) Index	15.90	12.19	9.46

* Date of inception 10/28/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.95% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the MSCI World (Net) Index, which returned 15.90% over the same period.

Market Overview

Portfolio Highlights

What helped performance during the year:

•

Our SmartBeta Equity strategy performed in line with our expectations in the past year, with the Portfolio’s balance of low volatility and quality exposure helping to provide protection in down markets and participation in up markets.

•

With the energy and financials sectors facing significant headwinds, the Portfolio’s lower-than-benchmark exposure to several large banks and oil & gas companies featured among the top contributors to returns.

What hurt performance during the year:

•

The Portfolio’s emphasis on less volatile companies proved strongly beneficial in the first quarter of 2020 when the global coronavirus outbreak led to a steep sell-off, but dragged on returns later in the year as progress towards a vaccine sparked a sharp rally.

•

The Portfolio’s diversification away from the largest stocks in the index contributes to a below-benchmark weight in mega-cap technology stocks. This positioning weighed on the Portfolio’s performance as these firms led the market until late in the year.

•

At a stock level, not owning Tesla, Inc. was among the largest detractors from performance as the stock surged in 2020 on rising investor appetite for electric vehicle manufacturers and confirmation that it would be included in the S&P 500 Index.

Portfolio Positioning and Outlook — AXA Rosenberg Investment Management LLC

After several years of unusually low volatility in global equity markets, the recent market turbulence has reminded many investors of the potential benefits of a more defensive approach to equity investing. In today’s highly uncertain environment, the Portfolio’s emphasis on reducing volatility and avoiding uncompensated risk could be particularly relevant for many investors. Nonetheless, when considering potentially less volatile investments, a thoughtful approach remains important. In our opinion, a holistic view of defensive equity investing — one that favors less variable earnings, as well as less volatile stock prices — can be an appropriate way to capture the long-term return premium that has traditionally been associated with less risky stocks.

Sector Weightings as of December 31, 2020	% of Net Assets
Information Technology	20.1%
Health Care	15.3
Financials	14.2
Industrials	12.4
Consumer Staples	11.2
Communication Services	7.3
Consumer Discretionary	7.1
Utilities	5.4
Materials	3.0
Real Estate	2.3
Energy	0.8
Investment Company	0.2
Repurchase Agreements	0.1
Cash and Other	0.6

100.0%

1290 VT SMARTBETA EQUITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,179.00	$6.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.62	5.57
Class K
Actual	1,000.00	1,180.70	4.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.88	4.30

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (7.3%)
Diversified Telecommunication Services (2.8%)
AT&T, Inc.	75,680	$2,176,557
BCE, Inc.	14,700	628,581
Deutsche Telekom AG (Registered)	54,712	999,576
Nippon Telegraph & Telephone Corp.	23,300	596,970
Singapore Telecommunications Ltd.	263,000	459,693
Swisscom AG (Registered)	926	499,034
Telenor ASA	45,336	771,440
Telia Co. AB	174,781	721,421
Verizon Communications, Inc.	46,700	2,743,625

		9,596,897

Entertainment (1.0%)
Activision Blizzard, Inc.	16,100	1,494,885
Nintendo Co. Ltd.	1,100	701,303
Take-Two Interactive Software, Inc.*	2,900	602,591
Vivendi SA	25,718	828,817

		3,627,596

Interactive Media & Services (2.4%)
Alphabet, Inc., Class A*	3,221	5,645,253
Facebook, Inc., Class A*	10,600	2,895,496

		8,540,749

Media (0.6%)
Comcast Corp., Class A	32,200	1,687,280
Shaw Communications, Inc., Class B	23,100	405,416

		2,092,696

Wireless Telecommunication Services (0.5%)
KDDI Corp.	23,200	688,889
Rogers Communications, Inc., Class B	20,600	959,035

		1,647,924

Total Communication Services		25,505,862

Consumer Discretionary (7.1%)
Auto Components (0.1%)
Bridgestone Corp.	8,900	291,682

Automobiles (0.2%)
Toyota Motor Corp.	9,100	701,261

Distributors (0.1%)
Pool Corp.	1,000	372,500

Hotels, Restaurants & Leisure (0.2%)
Domino’s Pizza, Inc.	1,200	460,152
Yum! Brands, Inc.	2,900	314,824

		774,976

Household Durables (0.6%)
DR Horton, Inc.	10,600	730,552
Lennar Corp., Class A	4,900	373,527
Sekisui House Ltd.	24,200	492,179
Sony Corp.	6,000	597,647

		2,193,905

Internet & Direct Marketing Retail (2.2%)
Amazon.com, Inc.*	2,118	6,898,178
eBay, Inc.	15,390	773,347

		7,671,525

Multiline Retail (0.5%)
Target Corp.	4,800	847,344
Wesfarmers Ltd.	20,118	781,703

		1,629,047

Specialty Retail (2.2%)
AutoZone, Inc.*	500	592,720
Best Buy Co., Inc.	3,200	319,328
Home Depot, Inc. (The)	9,100	2,417,142
Industria de Diseno Textil SA	15,270	485,766
Lowe’s Cos., Inc.	10,200	1,637,202
O’Reilly Automotive, Inc.*	1,600	724,112
TJX Cos., Inc. (The)	21,400	1,461,406

		7,637,676

Textiles, Apparel & Luxury Goods (1.0%)
Kering SA	822	596,894
Lululemon Athletica, Inc.*	1,500	522,045
LVMH Moet Hennessy Louis Vuitton SE	1,411	880,663
NIKE, Inc., Class B	9,600	1,358,112

		3,357,714

Total Consumer Discretionary		24,630,286

Consumer Staples (11.2%)
Beverages (2.9%)
Brown-Forman Corp., Class B	9,400	746,642
Coca-Cola Co. (The)	58,200	3,191,688
Diageo plc	33,069	1,301,485
Kirin Holdings Co. Ltd.	15,400	363,020
Monster Beverage Corp.*	9,300	860,064
PepsiCo, Inc.	22,583	3,349,059
Pernod Ricard SA	2,577	493,636

		10,305,594

Food & Staples Retailing (2.4%)
Alimentation Couche-Tard, Inc., Class B	11,800	402,140
Coles Group Ltd.	23,674	331,082
Costco Wholesale Corp.	6,987	2,632,562
George Weston Ltd.	5,500	410,825
Koninklijke Ahold Delhaize NV	10,007	282,521
Loblaw Cos. Ltd.	8,000	394,752
Metro, Inc.	7,900	352,518
Seven & i Holdings Co. Ltd.	11,600	411,064
Tesco plc	133,757	423,260
Walmart, Inc.	15,700	2,263,155
Woolworths Group Ltd.	14,966	453,560

		8,357,439

Food Products (1.9%)
Archer-Daniels-Midland Co.	6,100	307,501
General Mills, Inc.	14,200	834,960
Hershey Co. (The)	3,500	533,155
Kellogg Co.	11,200	696,976
McCormick & Co., Inc. (Non-Voting)	5,200	497,120

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Mondelez International, Inc., Class A	32,446	$1,897,118
Nestle SA (Registered)	11,591	1,365,049
Orkla ASA	50,133	508,682

		6,640,561

Household Products (2.8%)
Church & Dwight Co., Inc.	10,300	898,469
Clorox Co. (The)	3,900	787,488
Colgate-Palmolive Co.	25,400	2,171,954
Essity AB, Class B	12,459	400,531
Henkel AG & Co. KGaA (Preference)(q)	2,945	332,073
Kimberly-Clark Corp.	12,300	1,658,409
Procter & Gamble Co. (The)	24,700	3,436,758

		9,685,682

Personal Products (1.2%)
Estee Lauder Cos., Inc. (The), Class A	4,000	1,064,760
Kao Corp.	6,500	501,719
L’Oreal SA	2,805	1,065,027
Unilever plc (Cboe Europe)	15,450	935,514
Unilever plc (London Stock Exchange)	10,307	619,045

		4,186,065

Total Consumer Staples		39,175,341

Energy (0.8%)
Oil, Gas & Consumable Fuels (0.8%)
Enbridge, Inc.	22,000	703,606
Neste OYJ	6,693	483,722
Royal Dutch Shell plc, Class A (x)	15,978	285,258
TC Energy Corp.	22,200	902,546
TOTAL SE	10,930	471,348

Total Energy		2,846,480

Financials (14.2%)
Banks (3.1%)
Bank of Montreal	7,500	570,233
Bank of Nova Scotia (The)	35,900	1,940,388
Banque Cantonale Vaudoise (Registered)	3,478	378,325
Canadian Imperial Bank of Commerce	10,300	879,736
Hang Seng Bank Ltd.	22,000	379,416
JPMorgan Chase & Co.	2,700	343,089
National Bank of Canada	6,600	371,454
Royal Bank of Canada	31,200	2,563,601
Svenska Handelsbanken AB, Class A*	45,729	459,091
Toronto-Dominion Bank (The)	41,600	2,350,438
US Bancorp	10,600	493,854

		10,729,625

Capital Markets (3.9%)
ASX Ltd.	10,412	577,953
Bank of New York Mellon Corp. (The)	19,900	844,556
BGP Holdings plc (r)*	177,813	—
BlackRock, Inc.	3,000	2,164,620
Deutsche Boerse AG	2,807	477,512
FactSet Research Systems, Inc.	900	299,250
Hong Kong Exchanges & Clearing Ltd.	12,200	668,821
Intercontinental Exchange, Inc.	11,900	1,371,951
London Stock Exchange Group plc	4,614	568,373
MarketAxess Holdings, Inc.	700	399,392
Moody’s Corp.	3,600	1,044,864
MSCI, Inc.	2,900	1,294,937
Nasdaq, Inc.	4,500	597,330
Northern Trust Corp.	4,200	391,188
S&P Global, Inc.	5,000	1,643,650
T. Rowe Price Group, Inc.	7,400	1,120,286

		13,464,683

Consumer Finance (0.4%)
American Express Co.	10,600	1,281,646

Diversified Financial Services (0.7%)
Berkshire Hathaway, Inc., Class B*	10,700	2,481,009

Insurance (6.1%)
Aflac, Inc.	21,800	969,446
Allianz SE (Registered)	4,580	1,122,948
Allstate Corp. (The)	11,300	1,242,209
Aon plc, Class A	7,100	1,500,017
Arthur J Gallagher & Co.	8,600	1,063,906
Assicurazioni Generali SpA	28,717	500,271
Aviva plc	113,202	503,422
Brown & Brown, Inc.	9,500	450,395
Chubb Ltd.	9,300	1,431,456
Gjensidige Forsikring ASA	24,351	543,579
Hannover Rueck SE	2,335	371,687
Hartford Financial Services Group, Inc. (The)	11,900	582,862
Intact Financial Corp.	5,700	674,919
Manulife Financial Corp.	24,400	434,174
Marsh & McLennan Cos., Inc.	17,200	2,012,400
Medibank Pvt Ltd.	185,639	430,786
MetLife, Inc.	16,500	774,675
MS&AD Insurance Group Holdings, Inc.	13,800	419,794
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	4,606	1,366,216
Progressive Corp. (The)	13,700	1,354,656
Sompo Holdings, Inc.	10,700	432,435
Sun Life Financial, Inc.	14,400	640,302
Tokio Marine Holdings, Inc.	15,000	771,101
Travelers Cos., Inc. (The)	4,800	673,776
Zurich Insurance Group AG	2,783	1,174,122

		21,441,554

Total Financials		49,398,517

Health Care (15.3%)
Biotechnology (1.2%)
AbbVie, Inc.	5,000	535,750
Alexion Pharmaceuticals, Inc.*	2,600	406,224
Amgen, Inc.	5,671	1,303,876
CSL Ltd.	3,091	674,820
Regeneron Pharmaceuticals, Inc.*	1,200	579,732
Vertex Pharmaceuticals, Inc.*	3,000	709,020

		4,209,422

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Health Care Equipment & Supplies (5.2%)
Abbott Laboratories	22,700	$2,485,423
Becton Dickinson and Co.	1,900	475,418
Coloplast A/S, Class B	2,818	429,980
Danaher Corp.	11,000	2,443,540
Edwards Lifesciences Corp.*	11,600	1,058,268
Hologic, Inc.*	5,000	364,150
Hoya Corp.	4,600	635,727
IDEXX Laboratories, Inc.*	2,400	1,199,688
Intuitive Surgical, Inc.*	1,600	1,308,960
Koninklijke Philips NV*	9,062	484,671
Medtronic plc	23,200	2,717,648
ResMed, Inc.	3,300	701,448
Smith & Nephew plc	18,929	390,870
STERIS plc	3,300	625,482
Stryker Corp.	8,200	2,009,328
West Pharmaceutical Services, Inc.	2,700	764,937

		18,095,538

Health Care Providers & Services (2.1%)
Anthem, Inc.	3,500	1,123,815
Cardinal Health, Inc.	5,400	289,224
Cigna Corp.	3,100	645,358
HCA Healthcare, Inc.	2,200	361,812
Humana, Inc.	1,700	697,459
Laboratory Corp. of America Holdings*	1,600	325,680
McKesson Corp.	2,100	365,232
Quest Diagnostics, Inc.	2,500	297,925
Sonic Healthcare Ltd.	18,926	469,100
UnitedHealth Group, Inc.	7,200	2,524,896

		7,100,501

Health Care Technology (0.1%)
Cerner Corp.	5,100	400,248

Life Sciences Tools & Services (1.4%)
Agilent Technologies, Inc.	7,000	829,430
Mettler-Toledo International, Inc.*	600	683,808
Thermo Fisher Scientific, Inc.	5,800	2,701,524
Waters Corp.*	2,300	569,066

		4,783,828

Pharmaceuticals (5.3%)
Astellas Pharma, Inc.	22,200	342,713
AstraZeneca plc	4,731	473,837
Chugai Pharmaceutical Co. Ltd.	10,400	554,271
Eli Lilly and Co.	10,800	1,823,472
GlaxoSmithKline plc	48,171	884,027
Johnson & Johnson	22,200	3,493,836
Merck & Co., Inc.	32,500	2,658,500
Merck KGaA	2,159	370,179
Novartis AG (Registered)	7,978	753,823
Novo Nordisk A/S, Class B	10,315	722,358
Ono Pharmaceutical Co. Ltd.	13,000	391,303
Otsuka Holdings Co. Ltd.	7,100	303,790
Pfizer, Inc.	27,500	1,012,275
Roche Holding AG	4,192	1,463,151
Sanofi	7,180	690,313
Shionogi & Co. Ltd.	5,300	289,240
UCB SA	2,485	256,464
Zoetis, Inc.	12,400	2,052,200

		18,535,752

Total Health Care		53,125,289

Industrials (12.4%)
Aerospace & Defense (1.0%)
BAE Systems plc	58,956	394,082
General Dynamics Corp.	4,700	699,454
Lockheed Martin Corp.	4,100	1,455,418
Northrop Grumman Corp.	1,800	548,496
Teledyne Technologies, Inc.*	1,200	470,376

		3,567,826

Air Freight & Logistics (0.5%)
Expeditors International of Washington, Inc.	6,300	599,193
United Parcel Service, Inc., Class B	7,600	1,279,840

		1,879,033

Building Products (0.8%)
Daikin Industries Ltd.	4,000	887,899
Geberit AG (Registered)	974	609,726
Masco Corp.	5,200	285,636
Trane Technologies plc	6,100	885,476

		2,668,737

Commercial Services & Supplies (1.1%)
Cintas Corp.	1,700	600,882
Copart, Inc.*	5,100	648,975
Dai Nippon Printing Co. Ltd.	15,700	282,054
Secom Co. Ltd.	5,100	470,067
Securitas AB, Class B	29,840	481,460
Waste Management, Inc.	10,500	1,238,265

		3,721,703

Construction & Engineering (0.4%)
Kajima Corp.	35,200	471,129
Obayashi Corp.	44,100	380,117
Vinci SA	4,716	468,739

		1,319,985

Electrical Equipment (0.9%)
Eaton Corp. plc	7,600	913,064
Emerson Electric Co.	4,200	337,554
Mitsubishi Electric Corp.	31,000	467,454
Rockwell Automation, Inc.	2,800	702,268
Schneider Electric SE	5,258	759,893

		3,180,233

Industrial Conglomerates (1.5%)
3M Co.	11,300	1,975,127
Honeywell International, Inc.	8,900	1,893,030
Roper Technologies, Inc.	2,000	862,180
Siemens AG (Registered)	2,355	338,103

		5,068,440

Machinery (2.7%)
Atlas Copco AB, Class A	14,021	717,614
Caterpillar, Inc.	7,800	1,419,756
Cummins, Inc.	5,000	1,135,500
Deere & Co.	4,000	1,076,200
Illinois Tool Works, Inc.	7,700	1,569,876
Kone OYJ, Class B	8,843	717,971
PACCAR, Inc.	6,700	578,076
Parker-Hannifin Corp.	2,700	735,507
Sandvik AB*	24,712	604,615

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Volvo AB, Class B*	27,847	$655,932
Xylem, Inc.	3,100	315,549

		9,526,596

Professional Services (1.3%)
IHS Markit Ltd.	11,400	1,024,062
Recruit Holdings Co. Ltd.	11,400	477,066
Teleperformance	1,970	652,924
Thomson Reuters Corp.	5,500	450,145
Verisk Analytics, Inc.	5,600	1,162,504
Wolters Kluwer NV	10,351	873,285

		4,639,986

Road & Rail (1.2%)
Canadian National Railway Co.	9,900	1,088,386
Canadian Pacific Railway Ltd.	2,900	1,005,921
Norfolk Southern Corp.	2,100	498,981
Union Pacific Corp.	7,000	1,457,540

		4,050,828

Trading Companies & Distributors (1.0%)
Fastenal Co.	11,300	551,779
Ferguson plc	5,602	680,580
ITOCHU Corp.	21,400	614,300
Mitsubishi Corp.	12,800	314,995
Mitsui & Co. Ltd.	18,300	334,878
Toyota Tsusho Corp.	15,500	625,224
WW Grainger, Inc.	900	367,506

		3,489,262

Total Industrials		43,112,629

Information Technology (20.1%)
Communications Equipment (0.6%)
Cisco Systems, Inc.	40,744	1,823,294
Motorola Solutions, Inc.	2,700	459,162

		2,282,456

Electronic Equipment, Instruments & Components (1.0%)
Amphenol Corp., Class A	4,900	640,773
CDW Corp.	3,900	513,981
Corning, Inc.	14,700	529,200
Keyence Corp.	1,000	561,716
Kyocera Corp.	5,100	312,456
Murata Manufacturing Co. Ltd.	3,600	324,943
Omron Corp.	3,400	302,939
Zebra Technologies Corp., Class A*	800	307,464

		3,493,472

IT Services (5.3%)
Accenture plc, Class A	9,100	2,377,011
Automatic Data Processing, Inc.	12,500	2,202,500
Booz Allen Hamilton Holding Corp.	5,000	435,900
Broadridge Financial Solutions, Inc.	3,500	536,200
CGI, Inc.*	6,700	531,568
Cognizant Technology Solutions Corp., Class A	5,800	475,310
EPAM Systems, Inc.*	900	322,515
Fiserv, Inc.*	5,400	614,844
Fujitsu Ltd.	2,500	360,879
International Business Machines Corp.	3,300	415,404
Jack Henry & Associates, Inc.	2,600	421,174
Mastercard, Inc., Class A	6,700	2,391,498
Nomura Research Institute Ltd.	16,600	594,034
Paychex, Inc.	8,500	792,030
PayPal Holdings, Inc.*	7,400	1,733,080
VeriSign, Inc.*	3,000	649,200
Visa, Inc., Class A	16,300	3,565,299

		18,418,446

Semiconductors & Semiconductor Equipment (2.5%)
Applied Materials, Inc.	11,600	1,001,080
ASML Holding NV	2,489	1,208,825
Intel Corp.	29,000	1,444,780
KLA Corp.	2,100	543,711
Lam Research Corp.	1,500	708,405
Maxim Integrated Products, Inc.	7,400	656,010
Teradyne, Inc.	2,700	323,703
Texas Instruments, Inc.	16,522	2,711,756

		8,598,270

Software (6.4%)
Adobe, Inc.*	5,600	2,800,672
Autodesk, Inc.*	2,400	732,816
Cadence Design Systems, Inc.*	5,900	804,937
Citrix Systems, Inc.	3,500	455,350
Fair Isaac Corp.*	700	357,728
Intuit, Inc.	5,000	1,899,250
Microsoft Corp.	45,269	10,068,731
Nice Ltd.*	1,918	537,180
Oracle Corp.	38,400	2,484,096
SAP SE	6,922	906,680
ServiceNow, Inc.*	600	330,258
Synopsys, Inc.*	3,000	777,720

		22,155,418

Technology Hardware, Storage & Peripherals (4.3%)
Apple, Inc.	100,700	13,361,883
Canon, Inc.	19,600	375,466
FUJIFILM Holdings Corp.	7,100	373,927
HP, Inc.	16,200	398,358
Seagate Technology plc	7,500	466,200

		14,975,834

Total Information Technology		69,923,896

Materials (3.0%)
Chemicals (2.0%)
Air Liquide SA	2,730	447,738
Akzo Nobel NV	3,493	374,918
Corteva, Inc.	14,200	549,824
Ecolab, Inc.	5,200	1,125,072
Givaudan SA (Registered)	197	830,012
Koninklijke DSM NV	4,308	741,012
Sherwin-Williams Co. (The)	1,700	1,249,347
Shin-Etsu Chemical Co. Ltd.	2,800	489,197
Sika AG (Registered)	1,230	335,947
Symrise AG	5,479	725,567

		6,868,634

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Construction Materials (0.1%)
Vulcan Materials Co.	3,800	$563,578

Containers & Packaging (0.2%)
Ball Corp.	6,300	587,034

Metals & Mining (0.7%)
BHP Group Ltd.	12,558	410,790
BHP Group plc	24,398	642,262
Franco-Nevada Corp.	4,800	601,838
Newcrest Mining Ltd.	15,235	302,797
Rio Tinto plc	6,776	506,860

		2,464,547

Total Materials		10,483,793

Real Estate (2.3%)
Equity Real Estate Investment Trusts (REITs) (1.9%)
American Tower Corp. (REIT)	7,200	1,616,112
Daiwa House REIT Investment Corp. (REIT)	209	516,554
Duke Realty Corp. (REIT)	11,200	447,664
Equity Residential (REIT)	9,300	551,304
Essex Property Trust, Inc. (REIT)	1,700	403,614
Goodman Group (REIT)	57,894	844,017
Japan Real Estate Investment Corp. (REIT)	69	398,276
Mid-America Apartment Communities, Inc. (REIT)	3,300	418,077
Nippon Building Fund, Inc. (REIT)	69	399,613
Nippon Prologis REIT, Inc. (REIT)*	142	442,826
Nomura Real Estate Master Fund, Inc. (REIT)	310	443,136
Public Storage (REIT)	1,400	323,302

		6,804,495

Real Estate Management & Development (0.4%)
CK Asset Holdings Ltd.	59,000	302,898
Mitsubishi Estate Co. Ltd.	28,700	460,568
Swiss Prime Site AG (Registered)	4,939	484,806

		1,248,272

Total R81eal Estate		8,052,767

Utilities (5.4%)
Electric Utilities (2.3%)
Enel SpA	134,038	1,355,175
Eversource Energy	21,000	1,816,710
Iberdrola SA	155,024	2,215,805
Orsted A/S (m)	4,748	969,099
Red Electrica Corp. SA (x)	31,834	652,380
Terna Rete Elettrica Nazionale SpA	142,171	1,085,520

		8,094,689

Gas Utilities (0.5%)
Atmos Energy Corp.	11,900	1,135,617
Naturgy Energy Group SA	22,794	527,966

		1,663,583

Independent Power and Renewable Electricity Producers (0.1%)
Uniper SE	9,653	333,023

Multi-Utilities (1.9%)
CMS Energy Corp.	13,500	823,635
Consolidated Edison, Inc.	17,600	1,271,952
National Grid plc	90,171	1,066,621
Public Service Enterprise Group, Inc.	13,800	804,540
Sempra Energy	12,600	1,605,366
WEC Energy Group, Inc.	9,800	901,894

		6,474,008

Water Utilities (0.6%)
American Water Works Co., Inc.	11,600	1,780,252
Severn Trent plc	14,842	464,585

		2,244,837

Total Utilities		18,810,140

Total Common Stocks (99.1%) (Cost $289,174,886)		345,065,000

SHORT-TERM INVESTMENTS:
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, IM Shares	868,052	868,485

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.1%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $43,384, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $44,251. (xx)	$43,383	43,383
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $174,171, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $177,653. (xx)	174,170	174,170
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $25,979, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125%-3.625%, maturing 9/30/21-8/15/49; total market value $28,820. (xx)	25,978	25,978

Total Repurchase Agreements		243,531

Total Short-Term Investments (0.3%) (Cost $1,112,016)		1,112,016

Total Investments in Securities (99.4%) (Cost $290,286,902)		346,177,016
Other Assets Less Liabilities (0.6%)		2,020,987

Net Assets (100%)		$348,198,003

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $969,099 or 0.3% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $671,464. This was collateralized by $476,641 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.000%, maturing 1/21/21 - 5/15/50 and by cash of $243,531 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Country Diversification As a Percentage of Total Net Assets
Australia	1.9%
Belgium	0.1
Canada	5.5
Denmark	0.6
Finland	0.3
France	2.1
Germany	2.1
Hong Kong	0.4
Israel	0.2
Italy	0.8
Japan	6.1
Malta	0.0 #
Netherlands	1.2
Norway	0.5
Singapore	0.1
Spain	1.1
Sweden	1.2
Switzerland	2.3
United Kingdom	2.3
United States	70.6
Cash and Other	0.6

100.0%

#	Percent shown is less than 0.05%.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$19,238,719	$6,267,143	$—		$25,505,862
Consumer Discretionary	19,802,491	4,827,795	—		24,630,286
Consumer Staples	29,388,073	9,787,268	—		39,175,341
Energy	1,606,152	1,240,328	—		2,846,480
Financials	38,252,665	11,145,852	—	(a)	49,398,517
Health Care	42,544,652	10,580,637	—		53,125,289
Industrials	29,832,522	13,280,107	—		43,112,629
Information Technology	64,064,851	5,859,045	—		69,923,896
Materials	4,676,693	5,807,100	—		10,483,793
Real Estate	3,760,073	4,292,694	—		8,052,767
Utilities	10,139,966	8,670,174	—		18,810,140

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Investment Company	$868,485	$—	$—	$868,485
Repurchase Agreements	—	243,531	—	243,531

Total Assets	$264,175,342	$82,001,674	$—	$346,177,016

Total Liabilities	$—	$—	$—	$—

Total	$264,175,342	$82,001,674	$—	$346,177,016

(a)	Value is zero.

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$358,846,658
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$99,480,064

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$58,010,834
Aggregate gross unrealized depreciation	(2,214,469)

Net unrealized appreciation	$55,796,365

Federal income tax cost of investments in securities and derivative instruments, if applicable	$290,380,651

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $290,043,371)	$345,933,485
Repurchase Agreements (Cost $243,531)	243,531
Cash	467,261
Foreign cash (Cost $765,689)	770,136
Dividends, interest and other receivables	1,359,454
Receivable for Portfolio shares sold	35,252
Securities lending income receivable	970
Other assets	2,770

Total assets	348,812,859

LIABILITIES
Payable for return of collateral on securities loaned	243,531
Investment management fees payable	161,065
Distribution fees payable – Class IB	67,280
Payable for Portfolio shares redeemed	34,481
Administrative fees payable	27,434
Accrued expenses	81,065

Total liabilities	614,856

NET ASSETS	$348,198,003

Net assets were comprised of:
Paid in capital	$289,250,902
Total distributable earnings (loss)	58,947,101

Net assets	$348,198,003

Class IB
Net asset value, offering and redemption price per share, $322,433,459 / 20,364,350 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.83

Class K
Net asset value, offering and redemption price per share, $25,764,544 / 1,626,440 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.84

(x)	Includes value of securities on loan of $671,464.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $192,986 foreign withholding tax)	$3,878,679
Interest	12,805
Securities lending (net)	20,542

Total income	3,912,026

EXPENSES
Investment management fees	1,363,292
Distribution fees – Class IB	441,949
Administrative fees	185,420
Custodian fees	96,500
Professional fees	65,612
Printing and mailing expenses	37,349
Trustees’ fees	3,331
Miscellaneous	20,605

Gross expenses	2,214,058
Less: Waiver from investment manager	(113,072)

Net expenses	2,100,986

NET INVESTMENT INCOME (LOSS)	1,811,040

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	4,587,663
Net distributions of realized gain received from underlying funds	115
Foreign currency transactions	158,548

Net realized gain (loss)	4,746,326

Change in unrealized appreciation (depreciation) on:
Investments in securities	49,176,327
Foreign currency translations	72,665

Net change in unrealized appreciation (depreciation)	49,248,992

NET REALIZED AND UNREALIZED GAIN (LOSS)	53,995,318

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$55,806,358

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,811,040	$347,140
Net realized gain (loss)	4,746,326	533,579
Net change in unrealized appreciation (depreciation)	49,248,992	5,210,164

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	55,806,358	6,090,883

Distributions to shareholders:
Class IB	(3,333,013)	(522,441)
Class K	(320,863)	(274,298)

Total distributions to shareholders	(3,653,876)	(796,739)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 972,445 and 540,615 shares, respectively ]	13,819,984	7,325,213
Capital shares issued in connection with merger (Note 8) [ 20,056,039 and 0 shares, respectively ]	269,145,212	—
Capital shares issued in reinvestment of distributions [ 216,450 and 36,797 shares, respectively ]	3,333,013	522,441
Capital shares repurchased [ (2,402,728) and (175,213) shares, respectively ]	(34,452,634)	(2,338,898)

Total Class IB transactions	251,845,575	5,508,756

Class K
Capital shares sold [ 58,037 and 37,190 shares, respectively ]	831,303	507,754
Capital shares issued in connection with merger (Note 8) [ 1,740,982 and 0 shares, respectively ]	23,396,616	—
Capital shares issued in reinvestment of dividends and distributions [ 20,823 and 19,313 shares, respectively ]	320,863	274,298
Capital shares repurchased [ (913,560) and (15,039) shares, respectively ]	(12,682,262)	(200,638)

Total Class K transactions	11,866,520	581,414

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	263,712,095	6,090,170

TOTAL INCREASE (DECREASE) IN NET ASSETS	315,864,577	11,384,314
NET ASSETS:
Beginning of year	32,333,426	20,949,112

End of year	$348,198,003	$32,333,426

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SMARTBETA EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.42	$11.65	$13.04	$11.16	$10.67

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.16	0.17	0.15	0.15
Net realized and unrealized gain (loss)	1.45	2.97	(0.92)	2.26	0.48

Total from investment operations	1.58	3.13	(0.75)	2.41	0.63

Less distributions:
Dividends from net investment income	(0.09)	(0.16)	(0.16)	(0.16)	(0.14)
Distributions from net realized gains	(0.08)	(0.20)	(0.48)	(0.37)	— #

Total dividends and distributions	(0.17)	(0.36)	(0.64)	(0.53)	(0.14)

Net asset value, end of year	$15.83	$14.42	$11.65	$13.04	$11.16

Total return	10.95%	26.90%	(6.03)%	21.65%	5.93%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$322,433	$21,947	$13,044	$10,478	$7,439
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.15%	1.15%	1.16%	1.23%
Before waivers and reimbursements (f)	1.15%	1.48%	1.61%	1.72%	1.79%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.90%	1.21%	1.28%	1.23%	1.35%
Before waivers and reimbursements (f)	0.84%	0.88%	0.82%	0.68%	0.79%
Portfolio turnover rate^	53%	29%	47%	42%	27%

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.42	$11.65	$13.04	$11.15	$10.67

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.20	0.20	0.19	0.18
Net realized and unrealized gain (loss)	1.45	2.96	(0.92)	2.26	0.47

Total from investment operations	1.62	3.16	(0.72)	2.45	0.65

Less distributions:
Dividends from net investment income	(0.12)	(0.19)	(0.19)	(0.19)	(0.17)
Distributions from net realized gains	(0.08)	(0.20)	(0.48)	(0.37)	— #

Total dividends and distributions	(0.20)	(0.39)	(0.67)	(0.56)	(0.17)

Net asset value, end of year	$15.84	$14.42	$11.65	$13.04	$11.15

Total return	11.28%	27.20%	(5.80)%	22.04%	6.20%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$25,765	$10,387	$7,905	$8,280	$7,013
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.86%	0.90%	0.90%	0.92%	0.98%
Before waivers and reimbursements (f)	0.94%	1.24%	1.35%	1.46%	1.53%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.22%	1.48%	1.54%	1.50%	1.61%
Before waivers and reimbursements (f)	1.13%	1.15%	1.09%	0.96%	1.06%
Portfolio turnover rate^	53%	29%	47%	42%	27%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Blackrock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20
	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	19.96%	14.63%	13.54%
Portfolio – Class IB Shares	20.01	14.62	13.52
MSCI KLD 400 Social Index	21.11	15.72	13.98
Russell 1000® Growth Index	38.49	21.00	17.21

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 20.01% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the MSCI KLD 400 Social Index and the Russell 1000® Growth Index, which returned 21.11% and 38.49%, respectively.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the Russell 1000 Growth Index benchmark.

Portfolio Highlights

What helped performance during the year:

•	An underweighting in the health care sector relative to the benchmark contributed to Portfolio performance.

•	Avoidance of investment was generally the leading contributor to relative performance for individual holdings, including The Boeing Co., UnitedHealth Group Inc. and Lockheed Martin Corp.

What hurt performance during the year:

•	Sector allocation detracted from relative performance in most sectors for the year, with energy, financials, information technology and consumer discretionary being the most notable.

•

Stock selection in information technology was the largest relative detractor from performance, led by avoiding investment in Apple, Inc. and investing in Intel Corp., which was not held by the benchmark.

•	Stock selection was also a notable relative detractor in the communication services, industrials and health care sectors.

•	Not having an investment in Amazon.com, Inc. detracted from relative performance as well.

How did derivatives contribute/detract from performance during the year?

We typically use exchange traded equity index futures in our strategies for the purposes of efficient portfolio management. Futures are not used for speculative or leveraged positions in the portfolio and we keep cash to fully cover all outstanding futures positions. Exchange traded futures are employed to equitize dividend accruals as well as to manage day-to-day cash flows generated from clients’ trades, dividends, interest received and other activity associated with securities in the portfolio. Specifically, futures contracts are purchased to provide immediate market exposure proportionate to cash accruals and investable cash within the portfolio. While we seek to remain fully invested, a small amount of spendable cash is retained to minimize trading and transactions costs. Skillful cash management and cash equitization are critical to minimizing the potential impact of cash drag and ensure tight tracking to the benchmark.

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2020	% of Net Assets
Information Technology	31.5%
Communication Services	13.4
Consumer Discretionary	11.0
Health Care	10.4
Industrials	8.7
Financials	7.9
Consumer Staples	7.5
Materials	3.0
Real Estate	2.9
Utilities	1.7
Energy	1.6
Repurchase Agreements	0.0 #
Cash and Other	0.4

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,214.10	$5.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.48	4.71
Class IB
Actual	1,000.00	1,214.10	5.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.47	4.71

* Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratio of 0.93% and 0.93%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (13.4%)
Diversified Telecommunication Services (1.5%)
CenturyLink, Inc.	10,590	$103,252
Liberty Global plc, Class A*	1,860	45,049
Liberty Global plc, Class C*	4,347	102,807
Verizon Communications, Inc.	46,800	2,749,500

		3,000,608

Entertainment (2.1%)
Electronic Arts, Inc.	3,244	465,838
Walt Disney Co. (The)*	20,408	3,697,522

		4,163,360

Interactive Media & Services (9.6%)
Alphabet, Inc., Class A*	3,398	5,955,471
Alphabet, Inc., Class C*	3,396	5,949,384
Facebook, Inc., Class A*	27,191	7,427,494

		19,332,349

Media (0.2%)
Discovery, Inc., Class A (x)*	1,793	53,951
Discovery, Inc., Class C*	3,793	99,339
John Wiley & Sons, Inc., Class A	510	23,287
New York Times Co. (The), Class A	1,607	83,194
Omnicom Group, Inc.	2,469	153,991
Scholastic Corp.	566	14,150

		427,912

Total Communication Services		26,924,229

Consumer Discretionary (11.0%)
Auto Components (0.3%)
Aptiv plc	3,071	400,120
Autoliv, Inc.	916	84,364
BorgWarner, Inc.	2,747	106,144

		590,628

Automobiles (3.0%)
Harley-Davidson, Inc.	1,679	61,619
Tesla, Inc.*	8,435	5,952,327

		6,013,946

Distributors (0.1%)
LKQ Corp.*	3,346	117,913
Pool Corp.	455	169,488

		287,401

Hotels, Restaurants & Leisure (2.4%)
Aramark	2,600	100,048
Choice Hotels International, Inc.	403	43,012
Darden Restaurants, Inc.	1,452	172,962
Domino’s Pizza, Inc.	442	169,489
Hilton Worldwide Holdings, Inc.	3,102	345,129
Jack in the Box, Inc.	252	23,386
Marriott International, Inc., Class A	3,138	413,965
McDonald’s Corp.	8,412	1,805,047
Royal Caribbean Cruises Ltd.	2,029	151,546
Starbucks Corp.	13,179	1,409,889
Vail Resorts, Inc.	455	126,927

		4,761,400

Household Durables (0.3%)
Ethan Allen Interiors, Inc.	235	4,749
Garmin Ltd.	1,637	195,884
La-Z-Boy, Inc.	547	21,793
Meritage Homes Corp.*	417	34,536
Mohawk Industries, Inc.*	693	97,678
Newell Brands, Inc.	4,431	94,070
Whirlpool Corp.	713	128,689

		577,399

Internet & Direct Marketing Retail (0.5%)
Booking Holdings, Inc.*	463	1,031,226

Leisure Products (0.1%)
Callaway Golf Co.	903	21,681
Hasbro, Inc.	1,484	138,813
Mattel, Inc.*	4,128	72,034

		232,528

Multiline Retail (0.1%)
Kohl’s Corp.	1,798	73,161
Nordstrom, Inc. (x)	1,271	39,668

		112,829

Specialty Retail (2.9%)
AutoNation, Inc.*	599	41,804
Best Buy Co., Inc.	2,596	259,055
Buckle, Inc. (The) (x)	330	9,636
CarMax, Inc.*	1,866	176,263
Foot Locker, Inc.	1,194	48,285
GameStop Corp., Class A (x)*	604	11,379
Gap, Inc. (The)	2,553	51,545
Home Depot, Inc. (The)	12,160	3,229,939
Lowe’s Cos., Inc.	8,523	1,368,027
ODP Corp. (The)*	647	18,957
Signet Jewelers Ltd.	653	17,807
Tiffany & Co.	1,243	163,392
Tractor Supply Co.	1,331	187,112
Ulta Beauty, Inc.*	591	169,712

		5,752,913

Textiles, Apparel & Luxury Goods (1.3%)
Capri Holdings Ltd.*	1,531	64,302
Columbia Sportswear Co.	318	27,787
Deckers Outdoor Corp.*	319	91,483
Hanesbrands, Inc.	3,743	54,573
NIKE, Inc., Class B	14,075	1,991,190
PVH Corp.	788	73,985
Under Armour, Inc., Class A*	2,229	38,272
Under Armour, Inc., Class C*	2,145	31,918
VF Corp.	3,749	320,202
Wolverine World Wide, Inc.	958	29,937

		2,723,649

Total Consumer Discretionary		22,083,919

Consumer Staples (7.5%)
Beverages (2.5%)
Coca-Cola Co. (The)	46,118	2,529,111
Keurig Dr Pepper, Inc.	6,219	199,008
PepsiCo, Inc.	15,662	2,322,675

		5,050,794

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Food & Staples Retailing (0.4%)
Kroger Co. (The)	8,884	$282,156
Sysco Corp.	5,419	402,415
United Natural Foods, Inc.*	591	9,438

		694,009

Food Products (1.6%)
Archer-Daniels-Midland Co.	6,186	311,836
Bunge Ltd.	1,559	102,239
Campbell Soup Co.	2,069	100,036
Darling Ingredients, Inc.*	1,872	107,977
General Mills, Inc.	6,889	405,073
Hain Celestial Group, Inc. (The)*	958	38,464
Hormel Foods Corp.	3,335	155,444
Ingredion, Inc.	871	68,522
JM Smucker Co. (The)	1,306	150,974
Kellogg Co.	2,929	182,272
Kraft Heinz Co. (The)	7,666	265,704
Lamb Weston Holdings, Inc.	1,656	130,393
McCormick & Co., Inc. (Non-Voting)	2,816	269,210
Mondelez International, Inc., Class A	16,099	941,308

		3,229,452

Household Products (2.7%)
Clorox Co. (The)	1,425	287,736
Colgate-Palmolive Co.	9,196	786,350
Kimberly-Clark Corp.	3,850	519,095
Procter & Gamble Co. (The)	28,180	3,920,965

		5,514,146

Personal Products (0.3%)
Estee Lauder Cos., Inc. (The), Class A	2,538	675,590

Total Consumer Staples		15,163,991

Energy (1.6%)
Energy Equipment & Services (0.3%)
Baker Hughes Co.	7,329	152,810
Core Laboratories NV	556	14,739
National Oilwell Varco, Inc.	4,504	61,840
Schlumberger NV	15,805	345,023
TechnipFMC plc	4,842	45,515

		619,927

Oil, Gas & Consumable Fuels (1.3%)
Apache Corp.	4,299	61,003
Cheniere Energy, Inc.*	2,614	156,918
ConocoPhillips	12,006	480,120
Devon Energy Corp.	4,550	71,935
EQT Corp.	2,850	36,224
Hess Corp.	3,146	166,077
Marathon Oil Corp.	8,730	58,229
Marathon Petroleum Corp.	7,382	305,320
Occidental Petroleum Corp.	10,947	189,493
ONEOK, Inc.	5,188	199,115
Phillips 66	4,881	341,377
Pioneer Natural Resources Co.	1,870	212,974
Southwestern Energy Co.*	7,849	23,390

Valero Energy Corp.	4,552	257,507

		2,559,682

Total Energy		3,179,609

Financials (7.9%)
Banks (1.6%)
Bank of Hawaii Corp.	466	35,705
Cathay General Bancorp	850	27,362
CIT Group, Inc.	1,090	39,131
Citizens Financial Group, Inc.	4,907	175,474
Comerica, Inc.	1,585	88,538
First Republic Bank	1,954	287,101
Heartland Financial USA, Inc.	419	16,915
International Bancshares Corp.	656	24,561
KeyCorp	11,174	183,365
M&T Bank Corp.	1,484	188,913
Old National Bancorp	1,687	27,937
People’s United Financial, Inc.	4,879	63,085
PNC Financial Services Group, Inc. (The)‡	4,769	710,581
Regions Financial Corp.	11,006	177,417
Signature Bank	599	81,039
SVB Financial Group*	589	228,432
Truist Financial Corp.	15,167	726,954
Umpqua Holdings Corp.	2,348	35,549
Zions Bancorp NA	1,882	81,754

		3,199,813

Capital Markets (3.4%)
Ameriprise Financial, Inc.	1,360	264,289
Bank of New York Mellon Corp. (The)	9,129	387,435
BlackRock, Inc.‡	1,715	1,237,441
Charles Schwab Corp. (The)	17,287	916,902
CME Group, Inc.	4,083	743,310
FactSet Research Systems, Inc.	435	144,638
Franklin Resources, Inc.	3,309	82,692
Intercontinental Exchange, Inc.	6,181	712,607
Invesco Ltd.	4,406	76,797
Moody’s Corp.	1,900	551,456
Northern Trust Corp.	2,270	211,428
S&P Global, Inc.	2,721	894,474
State Street Corp.	3,994	290,683
T. Rowe Price Group, Inc.	2,552	386,347

		6,900,499

Consumer Finance (0.6%)
Ally Financial, Inc.	4,236	151,056
American Express Co.	7,722	933,667

		1,084,723

Diversified Financial Services (0.1%)
Equitable Holdings, Inc.‡	4,728	120,990
Voya Financial, Inc.	1,358	79,864

		200,854

Insurance (2.2%)
Allstate Corp. (The)	3,510	385,854
Arthur J Gallagher & Co.	2,152	266,224
Chubb Ltd.	5,085	782,683

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Hartford Financial Services Group, Inc. (The)	4,090	$200,328
Lincoln National Corp.	2,233	112,342
Loews Corp.	2,802	126,146
Marsh & McLennan Cos., Inc.	5,738	671,346
Principal Financial Group, Inc.	3,148	156,172
Progressive Corp. (The)	6,664	658,936
Prudential Financial, Inc.	4,413	344,523
Travelers Cos., Inc. (The)	2,847	399,634
Willis Towers Watson plc	1,464	308,436

		4,412,624

Thrifts & Mortgage Finance (0.0%)
New York Community Bancorp, Inc.	5,150	54,333

Total Financials		15,852,846

Health Care (10.4%)
Biotechnology (2.9%)
AbbVie, Inc.	19,935	2,136,035
Amgen, Inc.	6,631	1,524,600
Biogen, Inc.*	1,784	436,830
BioMarin Pharmaceutical, Inc.*	2,054	180,115
Gilead Sciences, Inc.	14,182	826,243
Vertex Pharmaceuticals, Inc.*	2,952	697,676

		5,801,499

Health Care Equipment & Supplies (2.1%)
ABIOMED, Inc.*	513	166,315
Align Technology, Inc.*	855	456,895
Becton Dickinson and Co.	3,281	820,972
Cooper Cos., Inc. (The)	591	214,722
Dentsply Sirona, Inc.	2,536	132,785
DexCom, Inc.*	1,072	396,340
Edwards Lifesciences Corp.*	6,988	637,515
Hologic, Inc.*	2,965	215,941
IDEXX Laboratories, Inc.*	952	475,876
ResMed, Inc.	1,648	350,299
Varian Medical Systems, Inc.*	1,042	182,360
West Pharmaceutical Services, Inc.	841	238,264

		4,288,284

Health Care Providers & Services (1.7%)
AmerisourceBergen Corp.	1,759	171,960
Cardinal Health, Inc.	3,282	175,784
Centene Corp.*	6,554	393,437
Cigna Corp.	4,151	864,155
DaVita, Inc.*	926	108,712
HCA Healthcare, Inc.	3,031	498,478
Henry Schein, Inc.*	1,647	110,118
Humana, Inc.	1,492	612,123
Laboratory Corp. of America Holdings*	1,105	224,923
MEDNAX, Inc.*	946	23,215
Patterson Cos., Inc.	1,019	30,193
Quest Diagnostics, Inc.	1,524	181,615
Select Medical Holdings Corp.*	1,227	33,939

		3,428,652

Health Care Technology (0.3%)
Cerner Corp.	3,388	265,890
Teladoc Health, Inc.*	1,295	258,948

		524,838

Life Sciences Tools & Services (1.0%)
Agilent Technologies, Inc.	3,465	410,568
Bio-Techne Corp.	434	137,817
Illumina, Inc.*	1,643	607,910
IQVIA Holdings, Inc.*	2,152	385,574
Mettler-Toledo International, Inc.*	268	305,434
Waters Corp.*	710	175,668

		2,022,971

Pharmaceuticals (2.4%)
Bristol-Myers Squibb Co.	25,462	1,579,408
Jazz Pharmaceuticals plc*	629	103,816
Merck & Co., Inc.	28,604	2,339,807
Zoetis, Inc.	5,365	887,908

		4,910,939

Total Health Care		20,977,183

Industrials (8.7%)
Aerospace & Defense (0.0%)
Spirit AeroSystems Holdings, Inc., Class A	1,233	48,198

Air Freight & Logistics (0.8%)
CH Robinson Worldwide, Inc.	1,544	144,935
Echo Global Logistics, Inc.*	316	8,475
Expeditors International of Washington, Inc.	1,866	177,475
United Parcel Service, Inc., Class B	7,986	1,344,843

		1,675,728

Airlines (0.1%)
Delta Air Lines, Inc.	1,713	68,880
Southwest Airlines Co.	1,697	79,097

		147,977

Building Products (0.8%)
A O Smith Corp.	1,524	83,546
Allegion plc	1,055	122,781
Builders FirstSource, Inc.*	2,199	89,741
Fortune Brands Home & Security, Inc.	1,576	135,095
Johnson Controls International plc	8,332	388,188
Lennox International, Inc.	390	106,848
Masco Corp.	2,921	160,450
Owens Corning	1,214	91,973
Trane Technologies plc	2,697	391,496

		1,570,118

Commercial Services & Supplies (0.2%)
ACCO Brands Corp.	1,073	9,067
Copart, Inc.*	2,401	305,527
Deluxe Corp.	487	14,221
HNI Corp.	507	17,471
Interface, Inc.	734	7,707
Knoll, Inc.	630	9,248
Steelcase, Inc., Class A	888	12,032

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Tetra Tech, Inc.	616	$71,321

		446,594

Construction & Engineering (0.1%)
EMCOR Group, Inc.	637	58,260
Granite Construction, Inc.	585	15,625
Quanta Services, Inc.	1,487	107,094

		180,979

Electrical Equipment (0.5%)
Acuity Brands, Inc.	430	52,069
Eaton Corp. plc	4,509	541,711
Rockwell Automation, Inc.	1,320	331,069
Sensata Technologies Holding plc*	1,758	92,717

		1,017,566

Industrial Conglomerates (0.8%)
3M Co.	6,506	1,137,184
Roper Technologies, Inc.	1,179	508,255

		1,645,439

Machinery (2.8%)
AGCO Corp.	742	76,493
Caterpillar, Inc.	6,119	1,113,780
Cummins, Inc.	1,646	373,807
Deere & Co.	3,350	901,317
Dover Corp.	1,643	207,429
Flowserve Corp.	1,486	54,759
Fortive Corp.	3,453	244,541
Graco, Inc.	1,881	136,090
Illinois Tool Works, Inc.	3,559	725,609
Lincoln Electric Holdings, Inc.	655	76,144
Meritor, Inc.*	833	23,249
Middleby Corp. (The)*	637	82,122
PACCAR, Inc.	3,899	336,406
Parker-Hannifin Corp.	1,461	397,991
Snap-on, Inc.	597	102,170
Stanley Black & Decker, Inc.	1,793	320,158
Tennant Co.	198	13,894
Timken Co. (The)	772	59,722
Westinghouse Air Brake Technologies Corp.	2,073	151,744
Xylem, Inc.	2,061	209,789

		5,607,214

Professional Services (0.5%)
ASGN, Inc.*	608	50,786
Exponent, Inc.	596	53,658
Heidrick & Struggles International, Inc.	257	7,551
ICF International, Inc.	214	15,907
IHS Markit Ltd.	4,241	380,969
Kelly Services, Inc., Class A	381	7,837
ManpowerGroup, Inc.	638	57,535
Resources Connection, Inc.	406	5,103
Robert Half International, Inc.	1,286	80,349
TransUnion	2,155	213,819
TrueBlue, Inc.*	492	9,196

		882,710

Road & Rail (1.7%)
AMERCO	104	47,212
ArcBest Corp.	182	7,766
Avis Budget Group, Inc.*	735	27,416
CSX Corp.	8,660	785,895
Kansas City Southern	1,062	216,786
Norfolk Southern Corp.	2,884	685,267
Ryder System, Inc.	609	37,612
Union Pacific Corp.	7,679	1,598,921

		3,406,875

Trading Companies & Distributors (0.4%)
Air Lease Corp.	1,201	53,348
Applied Industrial Technologies, Inc.	442	34,472
Fastenal Co.	6,456	315,247
H&E Equipment Services, Inc.	391	11,656
United Rentals, Inc.*	811	188,079
WW Grainger, Inc.	519	211,928

		814,730

Total Industrials		17,444,128

Information Technology (31.5%)
Communications Equipment (1.3%)
Cisco Systems, Inc.	47,729	2,135,873
CommScope Holding Co., Inc.*	1,957	26,224
F5 Networks, Inc.*	688	121,047
Motorola Solutions, Inc.	1,909	324,644
Plantronics, Inc.	435	11,758

		2,619,546

Electronic Equipment, Instruments & Components (0.9%)
Cognex Corp.	1,952	156,716
Corning, Inc.	8,680	312,480
Flex Ltd.*	5,673	102,001
Itron, Inc.*	415	39,799
Keysight Technologies, Inc.*	2,134	281,880
TE Connectivity Ltd.	3,708	448,928
Trimble, Inc.*	2,842	189,760
Zebra Technologies Corp., Class A*	597	229,445

		1,761,009

IT Services (7.8%)
Accenture plc, Class A	7,188	1,877,577
Automatic Data Processing, Inc.	4,852	854,922
Cognizant Technology Solutions Corp., Class A	6,105	500,305
International Business Machines Corp.	10,144	1,276,927
Mastercard, Inc., Class A	10,102	3,605,808
Okta, Inc.*	1,367	347,573
PayPal Holdings, Inc.*	12,603	2,951,623
Visa, Inc., Class A	19,067	4,170,525
Western Union Co. (The)	4,735	103,886

		15,689,146

Semiconductors & Semiconductor Equipment (6.0%)
Advanced Micro Devices, Inc.*	13,294	1,219,193
Analog Devices, Inc.	4,172	616,329
Applied Materials, Inc.	10,332	891,652

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Intel Corp.	48,078	$2,395,246
Lam Research Corp.	1,638	773,578
Microchip Technology, Inc.	2,835	391,542
NVIDIA Corp.	6,978	3,643,912
ON Semiconductor Corp.*	4,503	147,383
Skyworks Solutions, Inc.	1,887	288,484
Texas Instruments, Inc.	10,369	1,701,864

		12,069,183

Software (15.1%)
Adobe, Inc.*	5,425	2,713,151
ANSYS, Inc.*	978	355,796
Autodesk, Inc.*	2,474	755,411
Cadence Design Systems, Inc.*	3,135	427,708
Citrix Systems, Inc.	1,318	171,472
Fortinet, Inc.*	1,553	230,667
Intuit, Inc.	2,945	1,118,658
Microsoft Corp.	81,305	18,083,859
NortonLifeLock, Inc.	6,197	128,774
Oracle Corp.	22,567	1,459,859
Paycom Software, Inc.*	570	257,783
salesforce.com, Inc.*	10,283	2,288,276
ServiceNow, Inc.*	2,162	1,190,030
Slack Technologies, Inc., Class A*	4,439	187,503
Splunk, Inc.*	1,805	306,652
Teradata Corp.*	1,249	28,065
VMware, Inc., Class A (x)*	939	131,704
Workday, Inc., Class A*	1,995	478,022

		30,313,390

Technology Hardware, Storage & Peripherals (0.4%)
Dell Technologies, Inc., Class C*	2,769	202,940
Hewlett Packard Enterprise Co.	14,676	173,910
HP, Inc.	16,308	401,014
Xerox Holdings Corp.	2,047	47,470

		825,334

Total Information Technology		63,277,608

Materials (3.0%)
Chemicals (2.2%)
Air Products and Chemicals, Inc.	2,515	687,148
Albemarle Corp.	1,204	177,614
Axalta Coating Systems Ltd.*	2,416	68,977
Ecolab, Inc.	2,905	628,526
HB Fuller Co.	514	26,666
International Flavors & Fragrances, Inc. (x)	979	106,554
Linde plc	5,937	1,564,459
Minerals Technologies, Inc.	394	24,475
Mosaic Co. (The)	4,099	94,318
PPG Industries, Inc.	2,643	381,174
Sherwin-Williams Co. (The)	925	679,792

		4,439,703

Containers & Packaging (0.4%)
Amcor plc	17,549	206,552
Avery Dennison Corp.	949	147,199
Ball Corp.	3,711	345,791
Sealed Air Corp.	1,715	78,530
Sonoco Products Co.	1,176	69,678

		847,750

Metals & Mining (0.4%)
Compass Minerals International, Inc.	398	24,565
Newmont Corp.	9,064	542,843
Nucor Corp.	3,438	182,867
Schnitzer Steel Industries, Inc., Class A	317	10,115

		760,390

Paper & Forest Products (0.0%)
Domtar Corp.	678	21,459

Total Materials		6,069,302

Real Estate (2.9%)
Equity Real Estate Investment Trusts (REITs) (2.8%)
American Tower Corp. (REIT)	5,017	1,126,116
AvalonBay Communities, Inc. (REIT)	1,606	257,651
Boston Properties, Inc. (REIT)	1,683	159,094
Corporate Office Properties Trust (REIT)	1,259	32,835
Digital Realty Trust, Inc. (REIT)	3,039	423,971
Duke Realty Corp. (REIT)	4,160	166,275
Equinix, Inc. (REIT)	1,001	714,894
Equity Residential (REIT)	4,253	252,118
Federal Realty Investment Trust (REIT)	825	70,224
Healthpeak Properties, Inc. (REIT)	6,229	188,303
Host Hotels & Resorts, Inc. (REIT)	8,094	118,415
Iron Mountain, Inc. (REIT)	3,221	94,955
Macerich Co. (The) (REIT) (x)	1,205	12,857
PotlatchDeltic Corp. (REIT)	737	36,865
Prologis, Inc. (REIT)	8,347	831,862
SBA Communications Corp. (REIT)	1,262	356,048
Simon Property Group, Inc. (REIT)	3,676	313,489
UDR, Inc. (REIT)	3,354	128,894
Weyerhaeuser Co. (REIT)	8,521	285,709

		5,570,575

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	3,756	235,576
Jones Lang LaSalle, Inc.*	571	84,719
Realogy Holdings Corp.*	1,355	17,778

		338,073

Total Real Estate		5,908,648

Utilities (1.7%)
Electric Utilities (0.5%)
Alliant Energy Corp.	2,802	144,387
Eversource Energy	3,903	337,649
FirstEnergy Corp.	6,174	188,986
OGE Energy Corp.	2,286	72,832
PPL Corp.	8,726	246,073

		989,927

Gas Utilities (0.1%)
Atmos Energy Corp.	1,481	141,332
New Jersey Resources Corp.	1,068	37,967
Northwest Natural Holding Co.	324	14,901
UGI Corp.	2,357	82,401

		276,601

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp. (The)	7,516	$176,626
Ormat Technologies, Inc.	465	41,980

		218,606

Multi-Utilities (0.8%)
Avista Corp.	736	29,543
CenterPoint Energy, Inc.	6,298	136,289
CMS Energy Corp.	3,210	195,842
Consolidated Edison, Inc.	3,819	275,999
MDU Resources Group, Inc.	2,355	62,031
NiSource, Inc.	4,340	99,560
Sempra Energy	3,274	417,140
WEC Energy Group, Inc.	3,609	332,136

		1,548,540

Water Utilities (0.2%)
American Water Works Co., Inc.	2,034	312,158
Essential Utilities, Inc.	2,557	120,920

		433,078

Total Utilities		3,466,752

Total Common Stocks (99.6%) (Cost $102,476,398)		200,348,215

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.0%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $7,929, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $8,088. (xx)	$7,929	7,929
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $19,569, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $19,960. (xx)	$19,569	19,569

Total Repurchase Agreements		27,498

Total Short-Term Investments (0.0%) (Cost $27,498)		27,498

Total Investments in Securities (99.6%) (Cost $102,503,896)		200,375,713
Other Assets Less Liabilities (0.4%)		711,601

Net Assets (100%)		$201,087,314

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $313,573. This was collateralized by $295,515 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/21/21 - 5/15/50 and by cash of $27,498 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Banks
PNC Financial Services Group, Inc. (The)	4,769	895,524	5,910	(111,580)	12,154	(91,427)	710,581	23,442	—
Capital Markets
BlackRock, Inc.	1,715	732,434	216,570	(85,368)	13,366	360,439	1,237,441	23,726	—
Diversified Financial Services
Equitable Holdings, Inc. (a)	4,728	131,458	—	(12,480)	(1,922)	3,934	120,990	3,195	—

Total		1,759,416	222,480	(209,428)	23,598	272,946	2,069,012	50,363	—

(a)	Formerly known as AXA Equitable Holdings, Inc.

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$26,924,229	$—	$—	$26,924,229
Consumer Discretionary	22,083,919	—	—	22,083,919
Consumer Staples	15,163,991	—	—	15,163,991
Energy	3,179,609	—	—	3,179,609
Financials	15,852,846	—	—	15,852,846
Health Care	20,977,183	—	—	20,977,183
Industrials	17,444,128	—	—	17,444,128
Information Technology	63,277,608	—	—	63,277,608
Materials	6,069,302	—	—	6,069,302
Real Estate	5,908,648	—	—	5,908,648
Utilities	3,466,752	—	—	3,466,752
Short-Term Investments
Repurchase Agreements	—	27,498	—	27,498

Total Assets	$200,348,215	$27,498	$—	$200,375,713

Total Liabilities	$—	$—	$—	$—

Total	$200,348,215	$27,498	$—	$200,375,713

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 32%)*	$12,287,655
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 21%)*	$22,437,866

*	During the year ended December 31, 2020, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$103,786,697
Aggregate gross unrealized depreciation	(5,819,994)

Net unrealized appreciation	$97,966,703

Federal income tax cost of investments in securities and derivative instruments, if applicable	$102,409,010

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $890,207)	$2,069,012
Unaffiliated Issuers (Cost $101,586,191)	198,279,203
Repurchase Agreements (Cost $27,498)	27,498
Cash	783,617
Dividends, interest and other receivables	161,222
Receivable for Portfolio shares sold	76,854
Securities lending income receivable	506
Other assets	712

Total assets	201,398,624

LIABILITIES
Investment management fees payable	83,560
Distribution fees payable – Class IB	40,854
Payable for Portfolio shares redeemed	40,799
Payable for securities purchased	33,757
Payable for return of collateral on securities loaned	27,498
Administrative fees payable	15,781
Distribution fees payable – Class IA	926
Trustees’ fees payable	87
Accrued expenses	68,048

Total liabilities	311,310

NET ASSETS	$201,087,314

Net assets were comprised of:
Paid in capital	$102,726,916
Total distributable earnings (loss)	98,360,398

Net assets	$201,087,314

Class IA
Net asset value, offering and redemption price per share, $4,443,941 / 270,798 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.41

Class IB
Net asset value, offering and redemption price per share, $196,643,373 / 12,237,873 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.07

(x)	Includes value of securities on loan of $313,573.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends ($50,363 of dividend income received from affiliates) (net of $24 foreign withholding tax)	$3,005,222
Interest	1,843
Securities lending (net)	3,719

Total income	3,010,784

EXPENSES
Investment management fees	861,912
Distribution fees – Class IB	421,937
Administrative fees	164,216
Professional fees	56,679
Custodian fees	52,000
Printing and mailing expenses	32,394
Distribution fees – Class IA	9,019
Trustees’ fees	5,591
Miscellaneous	2,184

Total expenses	1,605,932

NET INVESTMENT INCOME (LOSS)	1,404,852

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($23,598 realized gain (loss) from affiliates)	5,396,635
Net change in unrealized appreciation (depreciation) on investments in securities ($272,946 of change in unrealized appreciation (depreciation) from affiliates)	26,510,389

NET REALIZED AND UNREALIZED GAIN (LOSS)	31,907,024

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$33,311,876

See Notes to Financial Statements.

EQ ADVISORS TRUST

1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,404,852	$1,501,234
Net realized gain (loss)	5,396,635	3,728,103
Net change in unrealized appreciation (depreciation)	26,510,389	37,244,732

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	33,311,876	42,474,069

Distributions to shareholders:
Class IA	(166,631)	(90,056)
Class IB	(7,584,270)	(4,187,150)

Total distributions to shareholders	(7,750,901)	(4,277,206)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 28,127 and 23,206 shares, respectively ]	445,380	299,295
Capital shares issued in reinvestment of dividends and distributions [ 10,530 and 6,456 shares, respectively ]	166,631	90,056
Capital shares repurchased [ (35,805) and (43,732) shares, respectively ]	(510,752)	(575,746)

Total Class IA transactions	101,259	(186,395)

Class IB
Capital shares sold [ 1,378,864 and 1,544,546 shares, respectively ]	19,408,705	19,509,364
Capital shares issued in reinvestment of dividends and distributions [ 489,697 and 306,246 shares, respectively ]	7,584,270	4,187,150
Capital shares repurchased [ (2,195,384) and (1,780,460) shares, respectively ]	(30,720,598)	(22,892,035)

Total Class IB transactions	(3,727,623)	804,479

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(3,626,364)	618,084

TOTAL INCREASE (DECREASE) IN NET ASSETS	21,934,611	38,814,947
NET ASSETS:
Beginning of year	179,152,703	140,337,756

End of year	$201,087,314	$179,152,703

See Notes to Financial Statements.

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1290 VT SOCIALLY RESPONSIBLE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.24	$11.20	$12.14	$11.85	$11.11

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.12	0.12	0.13	0.13
Net realized and unrealized gain (loss)	2.69	3.26	(0.61)	2.14	0.97

Total from investment operations	2.81	3.38	(0.49)	2.27	1.10

Less distributions:
Dividends from net investment income	(0.11)	(0.12)	(0.12)	(0.12)	(0.13)
Distributions from net realized gains	(0.53)	(0.22)	(0.33)	(1.86)	(0.23)

Total dividends and distributions	(0.64)	(0.34)	(0.45)	(1.98)	(0.36)

Net asset value, end of year	$16.41	$14.24	$11.20	$12.14	$11.85

Total return	19.96%	30.24%	(4.37)%	20.45%	9.96%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,444	$3,816	$3,158	$3,626	$3,402
Ratio of expenses to average net assets:
After waivers (f)	0.93%	0.94%	0.93%	0.94%	0.95%
Before waivers (f)	0.93%	0.94%	0.93%	0.94%	0.95%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.81%	0.91%	0.98%	1.08%	1.16%
Before waivers (f)	0.81%	0.91%	0.98%	1.08%	1.16%
Portfolio turnover rate^	7%	12%	10%	13%	15%

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$13.95	$10.98	$11.91	$11.66	$10.94

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.12	0.12	0.13	0.13
Net realized and unrealized gain (loss)	2.64	3.19	(0.60)	2.10	0.95

Total from investment operations	2.76	3.31	(0.48)	2.23	1.08

Less distributions:
Dividends from net investment income	(0.11)	(0.12)	(0.12)	(0.12)	(0.13)
Distributions from net realized gains	(0.53)	(0.22)	(0.33)	(1.86)	(0.23)

Total dividends and distributions	(0.64)	(0.34)	(0.45)	(1.98)	(0.36)

Net asset value, end of year	$16.07	$13.95	$10.98	$11.91	$11.66

Total return	20.01%	30.21%	(4.37)%	20.44%	9.94%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$196,643	$175,337	$137,180	$146,723	$127,050
Ratio of expenses to average net assets:
After waivers (f)	0.93%	0.94%	0.93%	0.94%	0.95%
Before waivers (f)	0.93%	0.94%	0.93%	0.94%	0.95%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.81%	0.91%	0.98%	1.07%	1.16%
Before waivers (f)	0.81%	0.91%	0.98%	1.07%	1.16%
Portfolio turnover rate^	7%	12%	10%	13%	15%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	Since Incept.
Portfolio – Class K Shares*	16.75%	13.93%	13.94%
S&P 500® Index	18.40	15.22	15.76

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned 16.75% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned 18.40% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were information technology, consumer discretionary, communication services, health care and industrials.

•	The five stocks that contributed most to performance were Apple, Inc., Amazon.com, Inc., Microsoft Corp., NVIDIA Corp. and Facebook, Inc.

What hurt performance during the year:

•	The sectors that detracted most from performance were energy, financials, real estate and utilities.

•	The five stocks that detracted most from performance were Exxon Mobil Corp., Wells Fargo & Co., AT&T, Inc., The Boeing Co. and Chevron Corp.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark. The Portfolio reduced its equity exposure at certain points of the year during which volatility was relatively high, de-equitizing by as much as 46% for 81 days.

•

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2020	% of Net Assets
Information Technology	24.8%
Health Care	12.1
Consumer Discretionary	11.4
Communication Services	9.7
Financials	9.4
Industrials	7.6
Consumer Staples	5.9
Investment Company	3.8
Utilities	2.5
Materials	2.4
Real Estate	2.2
Energy	2.0
Repurchase Agreements	0.0 #
Cash and Other	6.2

100.0%

#	Less than 0.05%.

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class K
Actual	$1,000.00	$1,206.00	$3.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.19	2.98

* Expenses are equal to the Portfolio’s Class K shares annualized expense ratio of 0.59%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (9.7%)
Diversified Telecommunication Services (1.3%)
AT&T, Inc.	652,692	$18,771,422
CenturyLink, Inc.	91,657	893,656
Verizon Communications, Inc.	379,018	22,267,307

		41,932,385

Entertainment (2.0%)
Activision Blizzard, Inc.	70,723	6,566,630
Electronic Arts, Inc.	26,376	3,787,594
Live Nation Entertainment, Inc.*	12,796	940,250
Netflix, Inc.*	40,538	21,920,113
Take-Two Interactive Software, Inc.*	10,620	2,206,730
Walt Disney Co. (The)*	165,795	30,038,738

		65,460,055

Interactive Media & Services (5.0%)
Alphabet, Inc., Class A*	27,588	48,351,832
Alphabet, Inc., Class C*	26,597	46,594,752
Facebook, Inc., Class A*	220,207	60,151,744
Twitter, Inc.*	73,344	3,971,578

		159,069,906

Media (1.2%)
Charter Communications, Inc., Class A*	13,361	8,838,970
Comcast Corp., Class A	418,161	21,911,636
Discovery, Inc., Class A (x)*	13,374	402,424
Discovery, Inc., Class C*	26,577	696,051
DISH Network Corp., Class A*	23,158	748,930
Fox Corp., Class A	30,648	892,470
Fox Corp., Class B	14,938	431,409
Interpublic Group of Cos., Inc. (The)	36,562	859,938
News Corp., Class A	34,810	625,536
News Corp., Class B	12,977	230,601
Omnicom Group, Inc.	19,488	1,215,467
ViacomCBS, Inc.	51,805	1,930,254

		38,783,686

Wireless Telecommunication Services (0.2%)
T-Mobile US, Inc.*	53,436	7,205,845

Total Communication Services		312,451,877

Consumer Discretionary (11.4%)
Auto Components (0.1%)
Aptiv plc	25,010	3,258,553
BorgWarner, Inc.	20,676	798,921

		4,057,474

Automobiles (1.8%)
Ford Motor Co.	356,461	3,133,292
General Motors Co.	115,279	4,800,218
Tesla, Inc.*	69,447	49,006,664

		56,940,174

Distributors (0.1%)
Genuine Parts Co.	13,165	1,322,161

LKQ Corp.*	24,978	880,225
Pool Corp.	3,703	1,379,367

		3,581,753

Hotels, Restaurants & Leisure (1.5%)
Carnival Corp.	68,107	1,475,198
Chipotle Mexican Grill, Inc.*	2,568	3,561,071
Darden Restaurants, Inc.	11,959	1,424,556
Domino’s Pizza, Inc.	3,626	1,390,426
Hilton Worldwide Holdings, Inc.	25,744	2,864,277
Las Vegas Sands Corp.	29,941	1,784,484
Marriott International, Inc., Class A	24,622	3,248,134
McDonald’s Corp.	68,287	14,653,025
MGM Resorts International	37,030	1,166,815
Norwegian Cruise Line Holdings Ltd. (x)*	24,436	621,408
Royal Caribbean Cruises Ltd.	16,686	1,246,277
Starbucks Corp.	107,454	11,495,429
Wynn Resorts Ltd.	8,845	997,981
Yum! Brands, Inc.	27,316	2,965,425

		48,894,506

Household Durables (0.3%)
DR Horton, Inc.	29,849	2,057,193
Garmin Ltd.	13,712	1,640,778
Leggett & Platt, Inc.	12,326	546,042
Lennar Corp., Class A	25,383	1,934,946
Mohawk Industries, Inc.*	5,455	768,882
Newell Brands, Inc.	33,829	718,190
NVR, Inc.*	343	1,399,392
PulteGroup, Inc.	24,900	1,073,688
Whirlpool Corp.	5,674	1,024,100

		11,163,211

Internet & Direct Marketing Retail (4.4%)
Amazon.com, Inc.*	39,121	127,414,358
Booking Holdings, Inc.*	3,767	8,390,126
eBay, Inc.	61,339	3,082,285
Etsy, Inc.*	11,056	1,966,973
Expedia Group, Inc.	12,502	1,655,265

		142,509,007

Leisure Products (0.0%)
Hasbro, Inc.	11,693	1,093,763

Multiline Retail (0.5%)
Dollar General Corp.	22,472	4,725,861
Dollar Tree, Inc.*	21,370	2,308,815
Target Corp.	45,843	8,092,665

		15,127,341

Specialty Retail (2.0%)
Advance Auto Parts, Inc.	6,386	1,005,859
AutoZone, Inc.*	2,182	2,586,630
Best Buy Co., Inc.	21,315	2,127,024
CarMax, Inc.*	14,978	1,414,822
Gap, Inc. (The)	18,089	365,217
Home Depot, Inc. (The)	98,600	26,190,132
L Brands, Inc.	21,223	789,283
Lowe’s Cos., Inc.	67,091	10,768,776
O’Reilly Automotive, Inc.*	6,687	3,026,336

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Ross Stores, Inc.	32,464	$3,986,904
Tiffany & Co.	9,629	1,265,732
TJX Cos., Inc. (The)	109,960	7,509,168
Tractor Supply Co.	10,734	1,508,986
Ulta Beauty, Inc.*	5,168	1,484,043

		64,028,912

Textiles, Apparel & Luxury Goods (0.7%)
Hanesbrands, Inc.	32,072	467,610
NIKE, Inc., Class B	114,912	16,256,601
PVH Corp.	6,573	617,139
Ralph Lauren Corp.	4,399	456,352
Tapestry, Inc.	25,709	799,036
Under Armour, Inc., Class A*	15,585	267,594
Under Armour, Inc., Class C*	19,743	293,776
VF Corp.	28,943	2,472,022

		21,630,130

Total Consumer Discretionary		369,026,271

Consumer Staples (5.9%)
Beverages (1.5%)
Brown-Forman Corp., Class B	16,713	1,327,514
Coca-Cola Co. (The)	354,176	19,423,012
Constellation Brands, Inc., Class A	15,603	3,417,837
Molson Coors Beverage Co., Class B	17,500	790,825
Monster Beverage Corp.*	33,483	3,096,508
PepsiCo, Inc.	126,595	18,774,038

		46,829,734

Food & Staples Retailing (1.3%)
Costco Wholesale Corp.	40,403	15,223,042
Kroger Co. (The)	71,714	2,277,637
Sysco Corp.	46,289	3,437,421
Walgreens Boots Alliance, Inc.	65,125	2,597,185
Walmart, Inc.	126,922	18,295,806

		41,831,091

Food Products (0.9%)
Archer-Daniels-Midland Co.	51,474	2,594,804
Campbell Soup Co.	17,958	868,269
Conagra Brands, Inc.	45,061	1,633,912
General Mills, Inc.	55,566	3,267,281
Hershey Co. (The)	13,666	2,081,742
Hormel Foods Corp.	25,800	1,202,538
JM Smucker Co. (The)	10,516	1,215,650
Kellogg Co.	23,249	1,446,785
Kraft Heinz Co. (The)	59,879	2,075,406
Lamb Weston Holdings, Inc.	13,390	1,054,328
McCormick & Co., Inc. (Non-Voting)	22,970	2,195,932
Mondelez International, Inc., Class A	130,985	7,658,693
Tyson Foods, Inc., Class A	26,581	1,712,880

		29,008,220

Household Products (1.4%)
Church & Dwight Co., Inc.	22,966	2,003,324
Clorox Co. (The)	11,363	2,294,417

Colgate-Palmolive Co.	78,488	6,711,509
Kimberly-Clark Corp.	31,082	4,190,786
Procter & Gamble Co. (The)	227,104	31,599,251

		46,799,287

Personal Products (0.2%)
Estee Lauder Cos., Inc. (The), Class A	20,708	5,512,263

Tobacco (0.6%)
Altria Group, Inc.	170,187	6,977,667
Philip Morris International, Inc.	142,580	11,804,198

		18,781,865

Total Consumer Staples		188,762,460

Energy (2.0%)
Energy Equipment & Services (0.2%)
Baker Hughes Co.	61,168	1,275,353
Halliburton Co.	80,656	1,524,398
National Oilwell Varco, Inc.	35,968	493,841
Schlumberger NV	129,359	2,823,907
TechnipFMC plc	35,200	330,880

		6,448,379

Oil, Gas & Consumable Fuels (1.8%)
Apache Corp.	35,782	507,747
Cabot Oil & Gas Corp.	35,189	572,877
Chevron Corp.#	176,245	14,883,890
Concho Resources, Inc.	17,754	1,035,946
ConocoPhillips	97,501	3,899,065
Devon Energy Corp.	36,179	571,990
Diamondback Energy, Inc.	13,878	671,695
EOG Resources, Inc.	53,696	2,677,819
Exxon Mobil Corp.	387,245	15,962,239
Hess Corp.	24,615	1,299,426
HollyFrontier Corp.	12,348	319,196
Kinder Morgan, Inc.	176,915	2,418,428
Marathon Oil Corp.	75,342	502,531
Marathon Petroleum Corp.	60,165	2,488,424
Occidental Petroleum Corp.	76,741	1,328,387
ONEOK, Inc.	40,539	1,555,887
Phillips 66	39,532	2,764,868
Pioneer Natural Resources Co.	15,135	1,723,725
Valero Energy Corp.	37,798	2,138,233
Williams Cos., Inc. (The)	112,520	2,256,026

		59,578,399

Total Energy		66,026,778

Financials (9.4%)
Banks (3.5%)
Bank of America Corp.	697,281	21,134,587
Citigroup, Inc.	190,691	11,758,007
Citizens Financial Group, Inc.	38,849	1,389,240
Comerica, Inc.	12,138	678,029
Fifth Third Bancorp	66,024	1,820,282
First Republic Bank	15,965	2,345,737
Huntington Bancshares, Inc.	93,630	1,182,547
JPMorgan Chase & Co.	279,125	35,468,414
KeyCorp	89,238	1,464,396
M&T Bank Corp.	11,945	1,520,598
People’s United Financial, Inc.	36,800	475,824

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

PNC Financial Services Group, Inc (The)	11,451	$1,706,199
PNC Financial Services Group, Inc. (The)‡	27,293	4,066,657
Regions Financial Corp.	88,639	1,428,861
SVB Financial Group*	4,790	1,857,706
Truist Financial Corp.	123,458	5,917,342
US Bancorp	125,400	5,842,386
Wells Fargo & Co.	378,685	11,428,713
Zions Bancorp NA	14,708	638,915

		112,124,440

Capital Markets (2.5%)
Ameriprise Financial, Inc.	10,670	2,073,501
Bank of New York Mellon Corp. (The)	74,054	3,142,852
BlackRock, Inc. ‡	13,006	9,384,349
Cboe Global Markets, Inc.	9,814	913,880
Charles Schwab Corp. (The)	136,143	7,221,025
CME Group, Inc.	32,844	5,979,250
Franklin Resources, Inc.	24,201	604,783
Goldman Sachs Group, Inc. (The)	31,514	8,310,557
Intercontinental Exchange, Inc.	51,320	5,916,683
Invesco Ltd.	34,950	609,178
MarketAxess Holdings, Inc.	3,548	2,024,347
Moody’s Corp.	14,755	4,282,491
Morgan Stanley	130,874	8,968,795
MSCI, Inc.	7,578	3,383,804
Nasdaq, Inc.	10,635	1,411,690
Northern Trust Corp.	19,200	1,788,288
Raymond James Financial, Inc.	11,086	1,060,598
S&P Global, Inc.	22,067	7,254,085
State Street Corp.	32,612	2,373,501
T. Rowe Price Group, Inc.	20,562	3,112,881

		79,816,538

Consumer Finance (0.5%)
American Express Co.	59,656	7,213,007
Capital One Financial Corp.	41,608	4,112,951
Discover Financial Services	28,352	2,566,706
Synchrony Financial	49,798	1,728,489

		15,621,153

Diversified Financial Services (1.3%)
Berkshire Hathaway, Inc., Class B*	178,213	41,322,248

Insurance (1.6%)
Aflac, Inc.	59,828	2,660,551
Allstate Corp. (The)	27,845	3,061,001
American International Group, Inc.	79,108	2,995,029
Aon plc, Class A	20,900	4,415,543
Arthur J Gallagher & Co.	17,743	2,194,987
Assurant, Inc.	5,373	731,910
Chubb Ltd.	41,297	6,356,434
Cincinnati Financial Corp.	13,929	1,216,977
Everest Re Group Ltd.	3,643	852,790
Globe Life, Inc.	8,755	831,375
Hartford Financial Services Group, Inc. (The)	33,049	1,618,740
Lincoln National Corp.	16,979	854,214
Loews Corp.	20,774	935,246
Marsh & McLennan Cos., Inc.	46,369	5,425,173

MetLife, Inc.	70,057	3,289,176
Principal Financial Group, Inc.	23,381	1,159,931
Progressive Corp. (The)	53,455	5,285,630
Prudential Financial, Inc.	35,921	2,804,352
Travelers Cos., Inc. (The)	23,336	3,275,674
Unum Group	17,966	412,140
W R Berkley Corp.	12,366	821,350
Willis Towers Watson plc	11,981	2,524,157

		53,722,380

Total Financials		302,606,759

Health Care (12.1%)
Biotechnology (1.7%)
AbbVie, Inc.	161,652	17,321,012
Alexion Pharmaceuticals, Inc.*	20,302	3,171,984
Amgen, Inc.	53,336	12,263,013
Biogen, Inc.*	14,103	3,453,261
Gilead Sciences, Inc.	114,723	6,683,762
Incyte Corp.*	16,956	1,474,833
Regeneron Pharmaceuticals, Inc.*	9,594	4,634,957
Vertex Pharmaceuticals, Inc.*	23,868	5,640,963

		54,643,785

Health Care Equipment & Supplies (3.4%)
Abbott Laboratories	162,291	17,769,241
ABIOMED, Inc.*	4,173	1,352,887
Align Technology, Inc.*	6,529	3,488,967
Baxter International, Inc.	46,986	3,770,157
Becton Dickinson and Co.	26,594	6,654,351
Boston Scientific Corp.*	130,798	4,702,188
Cooper Cos., Inc. (The)	4,569	1,660,009
Danaher Corp.	57,957	12,874,568
Dentsply Sirona, Inc.	20,120	1,053,483
DexCom, Inc.*	8,697	3,215,455
Edwards Lifesciences Corp.*	56,886	5,189,710
Hologic, Inc.*	23,786	1,732,334
IDEXX Laboratories, Inc.*	7,725	3,861,496
Intuitive Surgical, Inc.*	10,829	8,859,205
Medtronic plc	123,276	14,440,551
ResMed, Inc.	13,407	2,849,792
STERIS plc	7,960	1,508,738
Stryker Corp.	29,931	7,334,292
Teleflex, Inc.	4,318	1,777,159
Varian Medical Systems, Inc.*	8,360	1,463,084
West Pharmaceutical Services, Inc.	6,891	1,952,289
Zimmer Biomet Holdings, Inc.	18,726	2,885,489

		110,395,445

Health Care Providers & Services (2.3%)
AmerisourceBergen Corp.	13,565	1,326,115
Anthem, Inc.	22,778	7,313,788
Cardinal Health, Inc.	27,063	1,449,494
Centene Corp.*	53,670	3,221,810
Cigna Corp.	33,103	6,891,383
CVS Health Corp.	119,858	8,186,302
DaVita, Inc.*	6,596	774,370
HCA Healthcare, Inc.	24,005	3,947,862
Henry Schein, Inc.*	13,079	874,462
Humana, Inc.	12,100	4,964,267

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Laboratory Corp. of America Holdings*	9,046	$1,841,313
McKesson Corp.	14,576	2,535,058
Quest Diagnostics, Inc.	12,355	1,472,345
UnitedHealth Group, Inc.	86,930	30,484,612
Universal Health Services, Inc., Class B	7,207	990,963

		76,274,144

Health Care Technology (0.1%)
Cerner Corp.	28,336	2,223,809

Life Sciences Tools & Services (1.1%)
Agilent Technologies, Inc.	27,884	3,303,975
Bio-Rad Laboratories, Inc., Class A*	2,003	1,167,629
Illumina, Inc.*	13,375	4,948,750
IQVIA Holdings, Inc.*	17,721	3,175,072
Mettler-Toledo International, Inc.*	2,246	2,559,721
PerkinElmer, Inc.	10,352	1,485,512
Thermo Fisher Scientific, Inc.	36,340	16,926,445
Waters Corp.*	5,775	1,428,851

		34,995,955

Pharmaceuticals (3.5%)
Bristol-Myers Squibb Co.	206,923	12,835,434
Catalent, Inc.*	14,995	1,560,530
Eli Lilly and Co.	72,663	12,268,421
Johnson & Johnson	241,104	37,944,947
Merck & Co., Inc.	231,647	18,948,725
Perrigo Co. plc	12,939	578,632
Pfizer, Inc.	509,103	18,740,081
Viatris, Inc.*	110,186	2,064,886
Zoetis, Inc.	43,469	7,194,119

		112,135,775

Total Health Care		390,668,913

Industrials (7.6%)
Aerospace & Defense (1.5%)
Boeing Co. (The)	48,635	10,410,808
General Dynamics Corp.	21,373	3,180,730
Howmet Aerospace, Inc.*	35,077	1,001,098
Huntington Ingalls Industries, Inc.	3,872	660,099
L3Harris Technologies, Inc.	19,190	3,627,294
Lockheed Martin Corp.	22,521	7,994,505
Northrop Grumman Corp.	14,155	4,313,312
Raytheon Technologies Corp.	139,105	9,947,398
Teledyne Technologies, Inc.*	3,381	1,325,284
Textron, Inc.	20,179	975,251
TransDigm Group, Inc.*	5,037	3,117,147

		46,552,926

Air Freight & Logistics (0.6%)
CH Robinson Worldwide, Inc.	12,258	1,150,658
Expeditors International of Washington, Inc.	15,515	1,475,632
FedEx Corp.	22,095	5,736,304
United Parcel Service, Inc., Class B	65,613	11,049,229

		19,411,823

Airlines (0.2%)
Alaska Air Group, Inc.	10,873	565,396
American Airlines Group, Inc.(x)	51,169	806,935
Delta Air Lines, Inc.	59,134	2,377,778
Southwest Airlines Co.	54,602	2,544,999
United Airlines Holdings, Inc.*	27,700	1,198,025

		7,493,133

Building Products (0.4%)
A O Smith Corp.	11,989	657,237
Allegion plc	8,427	980,734
Carrier Global Corp.	74,242	2,800,408
Fortune Brands Home & Security, Inc.	12,879	1,103,988
Johnson Controls International plc	66,228	3,085,563
Masco Corp.	24,371	1,338,699
Trane Technologies plc	22,150	3,215,294

		13,181,923

Commercial Services & Supplies (0.4%)
Cintas Corp.	8,137	2,876,104
Copart, Inc.*	19,111	2,431,875
Republic Services, Inc.	19,387	1,866,968
Rollins, Inc.	21,078	823,517
Waste Management, Inc.	35,400	4,174,722

		12,173,186

Construction & Engineering (0.1%)
Jacobs Engineering Group, Inc.	11,721	1,277,120
Quanta Services, Inc.	13,028	938,277

		2,215,397

Electrical Equipment (0.4%)
AMETEK, Inc.	21,203	2,564,291
Eaton Corp. plc	36,389	4,371,775
Emerson Electric Co.	54,593	4,387,639
Rockwell Automation, Inc.	10,779	2,703,481

		14,027,186

Industrial Conglomerates (1.1%)
3M Co.	52,815	9,231,534
General Electric Co.#	806,160	8,706,528
Honeywell International, Inc.	64,318	13,680,439
Roper Technologies, Inc.	9,550	4,116,909

		35,735,410

Machinery (1.5%)
Caterpillar, Inc.	49,744	9,054,403
Cummins, Inc.	13,694	3,109,907
Deere & Co.	28,759	7,737,609
Dover Corp.	12,902	1,628,877
Flowserve Corp.	12,327	454,250
Fortive Corp.	31,173	2,207,672
IDEX Corp.	7,050	1,404,360
Illinois Tool Works, Inc.	26,296	5,361,228
Ingersoll Rand, Inc.*	34,369	1,565,852
Otis Worldwide Corp.	36,799	2,485,772
PACCAR, Inc.	31,314	2,701,772
Parker-Hannifin Corp.	11,670	3,179,025
Pentair plc	14,998	796,244
Snap-on, Inc.	4,968	850,224

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Stanley Black & Decker, Inc.	14,797	$2,642,152
Westinghouse Air Brake Technologies Corp.#	16,434	1,202,969
Xylem, Inc.	16,602	1,689,918

		48,072,234

Professional Services (0.3%)
Equifax, Inc.	11,303	2,179,670
IHS Markit Ltd.	33,752	3,031,942
Nielsen Holdings plc	31,841	664,522
Robert Half International, Inc.	10,066	628,924
Verisk Analytics, Inc.	14,995	3,112,812

		9,617,870

Road & Rail (0.9%)
CSX Corp.	70,009	6,353,317
JB Hunt Transport Services, Inc.	7,616	1,040,726
Kansas City Southern	8,409	1,716,529
Norfolk Southern Corp.	23,232	5,520,156
Old Dominion Freight Line, Inc.	8,832	1,723,830
Union Pacific Corp.	61,691	12,845,300

		29,199,858

Trading Companies & Distributors (0.2%)
Fastenal Co.	51,911	2,534,814
United Rentals, Inc.*	6,688	1,551,014
WW Grainger, Inc.	4,159	1,698,286

		5,784,114

Total Industrials		243,465,060

Information Technology (24.8%)
Communications Equipment (0.7%)
Arista Networks, Inc.*	4,936	1,434,253
Cisco Systems, Inc.	387,017	17,319,011
F5 Networks, Inc.*	5,511	969,605
Juniper Networks, Inc.	30,062	676,696
Motorola Solutions, Inc.	15,744	2,677,425

		23,076,990

Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp., Class A	27,189	3,555,505
CDW Corp.	13,185	1,737,651
Corning, Inc.	70,609	2,541,924
FLIR Systems, Inc.	11,099	486,469
IPG Photonics Corp.*	3,410	763,124
Keysight Technologies, Inc.*	16,862	2,227,302
TE Connectivity Ltd.	30,026	3,635,248
Vontier Corp.*	12,786	427,052
Zebra Technologies Corp., Class A*	4,981	1,914,348

		17,288,623

IT Services (5.0%)
Accenture plc, Class A	58,079	15,170,816
Akamai Technologies, Inc.*	14,902	1,564,561
Automatic Data Processing, Inc.	39,221	6,910,740
Broadridge Financial Solutions, Inc.	10,622	1,627,290
Cognizant Technology Solutions Corp., Class A	48,965	4,012,682
DXC Technology Co.	22,336	575,152

Fidelity National Information Services, Inc.	56,795	8,034,221
Fiserv, Inc.*	50,935	5,799,459
FleetCor Technologies, Inc.*	7,603	2,074,327
Gartner, Inc.*	8,280	1,326,373
Global Payments, Inc.	27,400	5,902,508
International Business Machines Corp.#	81,588	10,270,297
Jack Henry & Associates, Inc.	7,089	1,148,347
Leidos Holdings, Inc.	12,344	1,297,601
Mastercard, Inc., Class A	80,648	28,786,497
Paychex, Inc.	29,545	2,753,003
PayPal Holdings, Inc.*	107,370	25,146,054
VeriSign, Inc.*	9,045	1,957,338
Visa, Inc., Class A	155,338	33,977,081
Western Union Co. (The)	37,434	821,302

		159,155,649

Semiconductors & Semiconductor Equipment (4.6%)
Advanced Micro Devices, Inc.*	109,412	10,034,175
Analog Devices, Inc.	33,793	4,992,240
Applied Materials, Inc.	83,615	7,215,975
Broadcom, Inc.	37,060	16,226,721
Intel Corp.	375,287	18,696,798
KLA Corp.	14,184	3,672,379
Lam Research Corp.	13,185	6,226,880
Maxim Integrated Products, Inc.	24,687	2,188,503
Microchip Technology, Inc.	23,576	3,256,081
Micron Technology, Inc.*	101,909	7,661,519
NVIDIA Corp.	56,719	29,618,662
Qorvo, Inc.*	10,515	1,748,329
QUALCOMM, Inc.	103,601	15,782,576
Skyworks Solutions, Inc.	15,466	2,364,442
Teradyne, Inc.	15,167	1,818,372
Texas Instruments, Inc.	84,092	13,802,020
Xilinx, Inc.	22,598	3,203,718

		148,509,390

Software (7.7%)
Adobe, Inc.*	43,993	22,001,779
ANSYS, Inc.*	7,771	2,827,090
Autodesk, Inc.*	20,128	6,145,884
Cadence Design Systems, Inc.*	25,263	3,446,631
Citrix Systems, Inc.	11,215	1,459,071
Fortinet, Inc.*	12,296	1,826,325
Intuit, Inc.	24,065	9,141,090
Microsoft Corp.	692,490	154,023,626
NortonLifeLock, Inc.	53,312	1,107,823
Oracle Corp.	173,650	11,233,419
Paycom Software, Inc.*	4,584	2,073,114
salesforce.com, Inc.*	83,824	18,653,355
ServiceNow, Inc.*	17,910	9,858,201
Synopsys, Inc.*	14,056	3,643,877
Tyler Technologies, Inc.*	3,711	1,619,926

		249,061,211

Technology Hardware, Storage & Peripherals (6.3%)
Apple, Inc.	1,463,788	194,230,030
Hewlett Packard Enterprise Co.	117,858	1,396,617
HP, Inc.	124,588	3,063,619
NetApp, Inc.	19,995	1,324,469
Seagate Technology plc	20,503	1,274,466

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Western Digital Corp.	27,802	$1,539,953
Xerox Holdings Corp.	16,068	372,617

		203,201,771

Total Information Technology		800,293,634

Materials (2.4%)
Chemicals (1.7%)
Air Products and Chemicals, Inc.	20,266	5,537,076
Albemarle Corp.	9,684	1,428,584
Celanese Corp.	10,783	1,401,143
CF Industries Holdings, Inc.	18,911	732,045
Corteva, Inc.	69,168	2,678,185
Dow, Inc.	67,603	3,751,966
DuPont de Nemours, Inc.	67,057	4,768,423
Eastman Chemical Co.	12,487	1,252,196
Ecolab, Inc.	22,716	4,914,834
FMC Corp.	11,828	1,359,392
International Flavors & Fragrances, Inc.(x)	9,903	1,077,843
Linde plc	48,094	12,673,250
LyondellBasell Industries NV, Class A	23,818	2,183,158
Mosaic Co. (The)	30,723	706,936
PPG Industries, Inc.	21,469	3,096,259
Sherwin-Williams Co. (The)	7,515	5,522,849

		53,084,139

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	5,564	1,580,009
Vulcan Materials Co.	12,190	1,807,899

		3,387,908

Containers & Packaging (0.3%)
Amcor plc	145,621	1,713,959
Avery Dennison Corp.	7,630	1,183,489
Ball Corp.	30,236	2,817,391
International Paper Co.	36,360	1,807,819
Packaging Corp. of America	8,696	1,199,265
Sealed Air Corp.	13,881	635,611
Westrock Co.	23,714	1,032,271

		10,389,805

Metals & Mining (0.3%)
Freeport-McMoRan, Inc.	132,032	3,435,473
Newmont Corp.	73,257	4,387,362
Nucor Corp.	27,987	1,488,628

		9,311,463

Total Materials		76,173,315

Real Estate (2.2%)
Equity Real Estate Investment Trusts (REITs) (2.1%)
Alexandria Real Estate Equities, Inc. (REIT)	10,982	1,957,212
American Tower Corp. (REIT)	40,723	9,140,685
AvalonBay Communities, Inc. (REIT)	12,664	2,031,686
Boston Properties, Inc. (REIT)	13,107	1,239,005
Crown Castle International Corp. (REIT)	39,095	6,223,533

Digital Realty Trust, Inc. (REIT)	25,187	3,513,838
Duke Realty Corp. (REIT)	33,972	1,357,861
Equinix, Inc. (REIT)	8,208	5,861,989
Equity Residential (REIT)	30,725	1,821,378
Essex Property Trust, Inc. (REIT)	5,807	1,378,698
Extra Space Storage, Inc. (REIT)	11,833	1,370,971
Federal Realty Investment Trust (REIT)	6,017	512,167
Healthpeak Properties, Inc. (REIT)	49,640	1,500,617
Host Hotels & Resorts, Inc. (REIT)	63,452	928,303
Iron Mountain, Inc. (REIT)	27,384	807,280
Kimco Realty Corp. (REIT)	39,202	588,422
Mid-America Apartment Communities, Inc. (REIT)	10,068	1,275,515
Prologis, Inc. (REIT)	67,709	6,747,879
Public Storage (REIT)	14,036	3,241,333
Realty Income Corp. (REIT)	32,158	1,999,263
Regency Centers Corp. (REIT)	14,249	649,612
SBA Communications Corp. (REIT)	10,150	2,863,620
Simon Property Group, Inc. (REIT)	28,862	2,461,351
SL Green Realty Corp. (REIT)	6,229	371,124
UDR, Inc. (REIT)	25,620	984,577
Ventas, Inc. (REIT)	34,507	1,692,223
Vornado Realty Trust (REIT)	15,400	575,036
Welltower, Inc. (REIT)	37,730	2,438,113
Weyerhaeuser Co. (REIT)	69,161	2,318,968

		67,852,259

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	30,971	1,942,501

Total Real Estate		69,794,760

Utilities (2.5%)
Electric Utilities (1.6%)
Alliant Energy Corp.	23,116	1,191,167
American Electric Power Co., Inc.	45,140	3,758,808
Duke Energy Corp.	67,378	6,169,130
Edison International	34,923	2,193,863
Entergy Corp.	18,557	1,852,731
Evergy, Inc.	21,072	1,169,707
Eversource Energy	30,991	2,681,031
Exelon Corp.	88,643	3,742,507
FirstEnergy Corp.	49,885	1,526,980
NextEra Energy, Inc.	179,401	13,840,787
NRG Energy, Inc.	23,137	868,794
Pinnacle West Capital Corp.	10,206	815,970
PPL Corp.	71,328	2,011,450
Southern Co. (The)	96,661	5,937,885
Xcel Energy, Inc.	47,633	3,175,692

		50,936,502

Gas Utilities (0.0%)
Atmos Energy Corp.	11,416	1,089,429

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp. (The)	61,325	1,441,138

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Multi-Utilities (0.7%)
Ameren Corp.	22,838	$1,782,734
CenterPoint Energy, Inc.	50,200	1,086,328
CMS Energy Corp.	26,357	1,608,041
Consolidated Edison, Inc.	31,133	2,249,982
Dominion Energy, Inc.	74,636	5,612,627
DTE Energy Co.	17,828	2,164,497
NiSource, Inc.	34,068	781,520
Public Service Enterprise Group, Inc.	45,750	2,667,225
Sempra Energy	26,230	3,341,964
WEC Energy Group, Inc.	29,154	2,683,043

		23,977,961

Water Utilities (0.1%)
American Water Works Co., Inc.	16,756	2,571,543

Total Utilities		80,016,573

Total Common Stocks (90.0%) (Cost $978,484,665)		2,899,286,400

SHORT-TERM INVESTMENTS:
Investment Company (3.8%)
JPMorgan Prime Money Market Fund, IM Shares	121,386,260	121,446,953

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.0%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $27,957, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $28,516. (xx)	$27,957	27,957
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $93,191, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $95,053. (xx)	93,189	93,189
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $69,011, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $76,678. (xx)	69,008	69,008

Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $114,309, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $116,595. (xx)	$114,309	$114,309

Total Repurchase Agreements		304,463

Total Short-Term Investments (3.8%) (Cost $121,779,274)		121,751,416

Total Investments in Securities (93.8%) (Cost $1,100,263,939)		3,021,037,816
Other Assets Less Liabilities (6.2%)		200,859,633

Net Assets (100%)		$3,221,897,449

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $4,240,568.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $2,522,994. This was collateralized by $2,325,217 of various U.S. Government Treasury Securities, ranging from 0.000% – 8.000%, maturing 1/14/21 – 5/15/50 and by cash of $304,463 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Banks
PNC Financial Services Group, Inc. (The)	27,293	5,572,364	109,762	(1,051,821)	591,184	(1,154,832)	4,066,657	144,348	—
Capital Markets
BlackRock, Inc.	9,137	4,686,169	1,537,689	(1,824,152)	427,722	1,765,283	6,592,711	147,077	—

Total		10,258,533	1,647,451	(2,875,973)	1,018,906	610,451	10,659,368	291,425	—

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	1,723	3/2021	USD	322,959,120	7,847,632

					7,847,632

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$312,451,877	$—	$—	$312,451,877
Consumer Discretionary	369,026,271	—	—	369,026,271
Consumer Staples	188,762,460	—	—	188,762,460
Energy	66,026,778	—	—	66,026,778
Financials	302,606,759	—	—	302,606,759
Health Care	390,668,913	—	—	390,668,913
Industrials	243,465,060	—	—	243,465,060
Information Technology	800,293,634	—	—	800,293,634
Materials	76,173,315	—	—	76,173,315
Real Estate	69,794,760	—	—	69,794,760
Utilities	80,016,573	—	—	80,016,573
Futures	7,847,632	—	—	7,847,632
Short-Term Investments
Investment Company	121,446,953	—	—	121,446,953
Repurchase Agreements	—	304,463	—	304,463

Total Assets	$3,028,580,985	$304,463	$—	$3,028,885,448

Total Liabilities	$—	$—	$—	$—

Total	$3,028,580,985	$304,463	$—	$3,028,885,448

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$7,847,632	*

Total		$7,847,632

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$22,547,112	$22,547,112

Total	$22,547,112	$22,547,112

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$2,524,508	$2,524,508

Total	$2,524,508	$2,524,508

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $393,291,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 10%)*	$186,265,218
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 10%)*	$688,684,845

*	During the year ended December 31, 2020, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,991,129,001
Aggregate gross unrealized depreciation	(69,630,219)

Net unrealized appreciation	$1,921,498,782

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,107,386,666

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $3,173,320)	$10,659,368
Unaffiliated Issuers (Cost $1,096,786,156)	3,010,073,985
Repurchase Agreements (Cost $304,463)	304,463
Cash	178,849,334
Cash held as collateral at broker for futures	20,666,400
Dividends, interest and other receivables	2,148,984
Due from broker for futures variation margin	2,119,293
Securities lending income receivable	3,051
Other assets	12,510

Total assets	3,224,837,388

LIABILITIES
Investment management fees payable	1,187,252
Payable for Portfolio shares redeemed	978,504
Administrative fees payable	330,889
Payable for return of collateral on securities loaned	304,463
Trustees’ fees payable	551
Accrued expenses	138,280

Total liabilities	2,939,939

NET ASSETS	$3,221,897,449

Net assets were comprised of:
Paid in capital	$1,384,593,178
Total distributable earnings (loss)	1,837,304,271

Net assets	$3,221,897,449

Class K
Net asset value, offering and redemption price per share, $3,221,897,449 / 215,693,105 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.94

(x)	Includes value of securities on loan of $2,522,994.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends ($291,425 of dividend income received from affiliates)	$51,718,365
Interest	745,345
Securities lending (net)	60,322

Total income	52,524,032

EXPENSES
Investment management fees	13,321,685
Administrative fees	3,725,827
Printing and mailing expenses	206,319
Professional fees	142,853
Custodian fees	122,000
Trustees’ fees	100,140
Miscellaneous	75,168

Total expenses	17,693,992

NET INVESTMENT INCOME (LOSS)	34,830,040

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($1,018,906 realized gain (loss) from affiliates)	325,151,312
Futures contracts	22,547,112

Net realized gain (loss)	347,698,424

Change in unrealized appreciation (depreciation) on:
Investments in securities ($610,451 of change in unrealized appreciation (depreciation) from affiliates)	76,023,598
Futures contracts	2,524,508

Net change in unrealized appreciation (depreciation)	78,548,106

NET REALIZED AND UNREALIZED GAIN (LOSS)	426,246,530

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$461,076,570

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$34,830,040	$51,981,245
Net realized gain (loss)	347,698,424	289,532,357
Net change in unrealized appreciation (depreciation)	78,548,106	502,401,090

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	461,076,570	843,914,692

Distributions to shareholders:
Class K	(527,916,763)	(294,472,933)

CAPITAL SHARES TRANSACTIONS:
Class K
Capital shares sold [ 3,341,314 and 4,899,532 shares, respectively ]	47,310,929	63,402,208
Capital shares issued in reinvestment of dividends and distributions [ 35,946,977 and 19,536,007 shares, respectively ]	527,916,763	294,472,933
Capital shares repurchased [ (39,466,735) and (35,858,027) shares, respectively ]	(594,994,297)	(540,952,239)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(19,766,605)	(183,077,098)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(86,606,798)	366,364,661
NET ASSETS:
Beginning of year	3,308,504,247	2,942,139,586

End of year	$3,221,897,449	$3,308,504,247

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM LARGE CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$15.33	$12.94	$14.99	$13.27	$12.47

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.24	0.21	0.20	0.19
Net realized and unrealized gain (loss)	2.26	3.62	(1.06)	2.57	1.22

Total from investment operations	2.44	3.86	(0.85)	2.77	1.41

Less distributions:
Dividends from net investment income	(0.18)	(0.27)	(0.22)	(0.21)	(0.20)
Distributions from net realized gains	(2.65)	(1.20)	(0.98)	(0.84)	(0.41)

Total dividends and distributions	(2.83)	(1.47)	(1.20)	(1.05)	(0.61)

Net asset value, end of year	$14.94	$15.33	$12.94	$14.99	$13.27

Total return	16.75%	30.06%	(6.20)%	21.08%	11.30%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,221,897	$3,308,504	$2,942,140	$3,653,872	$3,515,198
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.59%	0.58%	0.58%	0.58%	0.59%
Before waivers and reimbursements (f)	0.59%	0.58%	0.58%	0.58%	0.59%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.15%	1.60%	1.36%	1.38%	1.45%
Before waivers and reimbursements (f)	1.15%	1.60%	1.36%	1.38%	1.45%
Portfolio turnover rate^	7%	4%	4%	3%	3%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

ATM MID CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	Since Incept.
Portfolio – Class K Shares*	13.46%	11.60%	11.92%
S&P MidCap 400® Index	13.66	12.35	13.56

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.
Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned 13.46% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the S&P MidCap 400® Index, which returned 13.66% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were information technology, consumer discretionary, health care, industrials and consumer staples.

•	The five stocks that contributed most to performance were Enphase Energy, Inc., SolarEdge Technologies, Inc., Etsy, Inc., Monolithic Power Systems, Inc. and Penn National Gaming, Inc.

What hurt performance during the year:

•	The sectors that detracted most from performance were real estate, financials, energy, utilities and communication services.

•	The five stocks that detracted most from performance were TransOcean Inc., EPR Properties, Sabre Corp., National Retail Properties, Inc. and Reinsurance Group of America, Inc.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark. The Portfolio reduced its equity exposure at certain points of the year during which volatility was relatively high, de-equitizing by as much as 46% for 87 days.

•

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2020	% of Net Assets
Industrials	16.0%
Information Technology	15.6
Financials	13.6
Consumer Discretionary	12.8
Health Care	10.0
Real Estate	8.1
Investment Company	5.8
Materials	5.1
Consumer Staples	3.3
Utilities	3.1
Communication Services	1.6
Energy	1.1
Repurchase Agreements	0.3
Cash and Other	3.6

100.0%

ATM MID CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class K
Actual	$1,000.00	$1,294.20	$3.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.12	3.05

* Expenses are equal to the Portfolio’s Class K shares annualized expense ratio of 0.60%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (1.6%)
Entertainment (0.2%)
Cinemark Holdings, Inc. (x)	13,882	$241,686
World Wrestling Entertainment, Inc., Class A	6,164	296,180

		537,866

Interactive Media & Services (0.2%)
TripAdvisor, Inc.*	12,446	358,196
Yelp, Inc.*	8,979	293,344

		651,540

Media (1.1%)
Cable One, Inc.	714	1,590,592
John Wiley & Sons, Inc., Class A	5,677	259,212
New York Times Co. (The), Class A	18,851	975,916
TEGNA, Inc.	28,390	396,041

		3,221,761

Wireless Telecommunication Services (0.1%)
Telephone and Data Systems, Inc.	12,848	238,587

Total Communication Services		4,649,754

Consumer Discretionary (12.8%)
Auto Components (1.5%)
Adient plc*	12,237	425,481
Dana, Inc.	18,885	368,635
Fox Factory Holding Corp.*	5,435	574,534
Gentex Corp.	31,904	1,082,503
Goodyear Tire & Rubber Co. (The)	30,099	328,380
Lear Corp.	7,116	1,131,657
Visteon Corp.*	3,656	458,901

		4,370,091

Automobiles (0.5%)
Harley-Davidson, Inc.	19,941	731,835
Thor Industries, Inc.	7,210	670,458

		1,402,293

Diversified Consumer Services (1.0%)
Adtalem Global Education, Inc.*	6,876	233,440
Graham Holdings Co., Class B	547	291,759
Grand Canyon Education, Inc.*	6,106	568,530
H&R Block, Inc.	23,697	375,835
Service Corp. International	22,472	1,103,375
Strategic Education, Inc.	3,166	301,815
WW International, Inc.*	6,001	146,424

		3,021,178

Hotels, Restaurants & Leisure (3.6%)
Boyd Gaming Corp.*	10,507	450,960
Caesars Entertainment, Inc.*	27,128	2,014,797
Choice Hotels International, Inc.	3,726	397,676
Churchill Downs, Inc.	4,626	901,099
Cracker Barrel Old Country Store, Inc.	3,079	406,182
Jack in the Box, Inc.	2,912	270,234
Marriott Vacations Worldwide Corp.	5,378	737,969
Papa John’s International, Inc.	4,332	367,570

Penn National Gaming, Inc.*	19,211	1,659,254
Scientific Games Corp., Class A*	7,220	299,558
Six Flags Entertainment Corp.	9,783	333,600
Texas Roadhouse, Inc.	8,506	664,829
Wendy’s Co. (The)	23,313	511,021
Wingstop, Inc.	3,868	512,703
Wyndham Destinations, Inc.	11,118	498,753
Wyndham Hotels & Resorts, Inc.	12,088	718,511

		10,744,716

Household Durables (1.3%)
Helen of Troy Ltd.*	3,297	732,560
KB Home	11,454	383,938
Taylor Morrison Home Corp., Class A*	16,877	432,895
Tempur Sealy International, Inc.*	25,004	675,108
Toll Brothers, Inc.	14,891	647,312
TopBuild Corp.*	4,317	794,673
TRI Pointe Group, Inc.*	16,770	289,283

		3,955,769

Internet & Direct Marketing Retail (0.3%)
Grubhub, Inc.*	12,064	895,993

Leisure Products (0.8%)
Brunswick Corp.	10,209	778,334
Mattel, Inc.*	45,311	790,677
Polaris, Inc.	7,548	719,174

		2,288,185

Multiline Retail (0.6%)
Kohl’s Corp.	20,526	835,203
Nordstrom, Inc. (x)	14,122	440,748
Ollie’s Bargain Outlet Holdings, Inc.*	7,403	605,343

		1,881,294

Specialty Retail (2.3%)
American Eagle Outfitters, Inc.	19,393	389,218
AutoNation, Inc.*	7,656	534,312
Dick’s Sporting Goods, Inc.	8,517	478,741
Five Below, Inc.*	7,290	1,275,604
Foot Locker, Inc.	13,592	549,660
Lithia Motors, Inc., Class A	3,426	1,002,687
Murphy USA, Inc.	3,458	452,548
RH*	2,048	916,521
Urban Outfitters, Inc.*	9,028	231,117
Williams-Sonoma, Inc.	9,970	1,015,345

		6,845,753

Textiles, Apparel & Luxury Goods (0.9%)
Carter’s, Inc.	5,735	539,491
Columbia Sportswear Co.	3,976	347,423
Deckers Outdoor Corp.*	3,678	1,054,777
Skechers USA, Inc., Class A*	17,648	634,269

		2,575,960

Total Consumer Discretionary		37,981,232

Consumer Staples (3.3%)
Beverages (0.4%)
Boston Beer Co., Inc. (The), Class A*	1,208	1,201,102

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Food & Staples Retailing (0.8%)
BJ’s Wholesale Club Holdings, Inc.*	17,860	$665,821
Casey’s General Stores, Inc.	4,835	863,627
Grocery Outlet Holding Corp.*	11,123	436,578
Sprouts Farmers Market, Inc.*	15,217	305,862

		2,271,888

Food Products (1.7%)
Darling Ingredients, Inc.*	21,088	1,216,356
Flowers Foods, Inc.	25,589	579,079
Hain Celestial Group, Inc. (The)*	10,721	430,448
Ingredion, Inc.	8,742	687,733
Lancaster Colony Corp.	2,532	465,204
Pilgrim’s Pride Corp.*	6,370	124,916
Post Holdings, Inc.*	7,994	807,474
Sanderson Farms, Inc.	2,578	340,811
Tootsie Roll Industries, Inc. (x)	2,154	63,974
TreeHouse Foods, Inc.*	7,285	309,540

		5,025,535

Household Products (0.1%)
Energizer Holdings, Inc.	7,550	318,459

Personal Products (0.3%)
Coty, Inc., Class A	36,757	258,034
Edgewell Personal Care Co.	7,194	248,769
Nu Skin Enterprises, Inc., Class A	6,556	358,154

		864,957

Total Consumer Staples		9,681,941

Energy (1.1%)
Energy Equipment & Services (0.1%)
ChampionX Corp.*	24,061	368,133

Oil, Gas & Consumable Fuels (1.0%)
Antero Midstream Corp.	37,225	287,005
Cimarex Energy Co.	13,412	503,084
CNX Resources Corp.*	28,904	312,163
EQT Corp.	35,892	456,188
Equitrans Midstream Corp.	53,331	428,781
Murphy Oil Corp.	18,877	228,412
World Fuel Services Corp.	8,214	255,948
WPX Energy, Inc.*	52,308	426,310

		2,897,891

Total Energy		3,266,024

Financials (13.6%)
Banks (5.6%)
Associated Banc-Corp.	20,094	342,603
BancorpSouth Bank	12,680	347,939
Bank of Hawaii Corp.	5,191	397,734
Bank OZK	15,701	490,970
Cathay General Bancorp	9,822	316,170
CIT Group, Inc.	12,834	460,741
Commerce Bancshares, Inc.	13,706	900,484
Cullen/Frost Bankers, Inc.	7,263	633,551
East West Bancorp, Inc.	18,408	933,470
First Financial Bankshares, Inc.	18,455	667,610
First Horizon National Corp.	72,381	923,582
FNB Corp.	42,347	402,296
Fulton Financial Corp.	20,847	265,174

Glacier Bancorp, Inc.	12,416	571,260
Hancock Whitney Corp.	11,206	381,228
Home BancShares, Inc.	20,042	390,418
International Bancshares Corp.	7,151	267,733
PacWest Bancorp	15,111	383,819
Pinnacle Financial Partners, Inc.	9,858	634,855
Prosperity Bancshares, Inc.	12,022	833,846
Signature Bank	6,968	942,701
Sterling Bancorp	25,521	458,868
Synovus Financial Corp.	19,245	622,961
TCF Financial Corp.	19,863	735,328
Texas Capital Bancshares, Inc.*	6,538	389,011
Trustmark Corp.	8,412	229,732
UMB Financial Corp.	5,591	385,723
Umpqua Holdings Corp.	28,683	434,261
United Bankshares, Inc.	16,850	545,940
Valley National Bancorp	52,406	510,959
Webster Financial Corp.	11,752	495,347
Wintrust Financial Corp.	7,493	457,747

		16,754,061

Capital Markets (2.4%)
Affiliated Managers Group, Inc.	5,909	600,945
Eaton Vance Corp.	14,853	1,008,964
Evercore, Inc., Class A	5,291	580,105
FactSet Research Systems, Inc.	4,963	1,650,198
Federated Hermes, Inc., Class B	12,183	351,967
Interactive Brokers Group, Inc., Class A	10,502	639,782
Janus Henderson Group plc	19,369	629,686
SEI Investments Co.	15,635	898,544
Stifel Financial Corp.	13,408	676,542

		7,036,733

Consumer Finance (0.7%)
FirstCash, Inc.	5,364	375,695
LendingTree, Inc.*	1,419	388,508
Navient Corp.	24,486	240,453
PROG Holdings, Inc.	8,799	474,002
SLM Corp.	48,683	603,182

		2,081,840

Diversified Financial Services (0.2%)
Jefferies Financial Group, Inc.	26,918	662,183

Insurance (4.0%)
Alleghany Corp.	1,879	1,134,333
American Financial Group, Inc.	9,177	804,089
Brighthouse Financial, Inc.*	11,571	418,928
Brown & Brown, Inc.	30,696	1,455,297
CNO Financial Group, Inc.	17,977	399,629
First American Financial Corp.	14,519	749,616
Genworth Financial, Inc., Class A*	65,664	248,210
Hanover Insurance Group, Inc. (The)	4,845	566,477
Kemper Corp.	8,002	614,794
Kinsale Capital Group, Inc.	2,784	557,162
Mercury General Corp.	3,428	178,976
Old Republic International Corp.	36,846	726,235
Primerica, Inc.	5,097	682,641
Reinsurance Group of America, Inc.	8,859	1,026,758

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

RenaissanceRe Holdings Ltd.	6,636	$1,100,382
RLI Corp.	5,149	536,268
Selective Insurance Group, Inc.	7,776	520,836

		11,720,631

Thrifts & Mortgage Finance (0.7%)
Essent Group Ltd.	14,626	631,843
MGIC Investment Corp.	44,010	552,326
New York Community Bancorp, Inc.	60,206	635,173
Washington Federal, Inc.	10,047	258,610

		2,077,952

Total Financials		40,333,400

Health Care (10.0%)
Biotechnology (1.4%)
Arrowhead Pharmaceuticals, Inc.*	13,393	1,027,645
Emergent BioSolutions, Inc.*	5,865	525,504
Exelixis, Inc.*	40,426	811,350
Halozyme Therapeutics, Inc.*	16,554	707,021
Ligand Pharmaceuticals, Inc. (x)*	2,057	204,569
United Therapeutics Corp.*	5,802	880,685

		4,156,774

Health Care Equipment & Supplies (3.0%)
Avanos Medical, Inc.*	6,154	282,345
Cantel Medical Corp.	4,909	387,124
Globus Medical, Inc., Class A*	9,916	646,721
Haemonetics Corp.*	6,603	784,106
Hill-Rom Holdings, Inc.	8,711	853,417
ICU Medical, Inc.*	2,545	545,877
Integra LifeSciences Holdings Corp.*	9,231	599,277
LivaNova plc*	6,347	420,235
Masimo Corp.*	6,609	1,773,723
Neogen Corp.*	6,876	545,267
NuVasive, Inc.*	6,626	373,243
Penumbra, Inc. (x)*	4,413	772,275
Quidel Corp.*	4,978	894,298

		8,877,908

Health Care Providers & Services (2.7%)
Acadia Healthcare Co., Inc.*	11,506	578,292
Amedisys, Inc.*	4,291	1,258,679
Chemed Corp.	2,100	1,118,481
Encompass Health Corp.	12,951	1,070,918
HealthEquity, Inc.*	10,015	698,146
LHC Group, Inc.*	4,110	876,745
Molina Healthcare, Inc.*	7,731	1,644,229
Patterson Cos., Inc.	11,204	331,975
Tenet Healthcare Corp.*	13,707	547,320

		8,124,785

Life Sciences Tools & Services (2.3%)
Bio-Techne Corp.	5,041	1,600,770
Charles River Laboratories International, Inc.*	6,493	1,622,341
Medpace Holdings, Inc.*	3,590	499,728
PRA Health Sciences, Inc.*	8,376	1,050,685
Repligen Corp.*	6,549	1,254,985
Syneos Health, Inc.*	9,825	669,377

		6,697,886

Pharmaceuticals (0.6%)
Jazz Pharmaceuticals plc*	7,266	1,199,253
Nektar Therapeutics*	23,214	394,638
Prestige Consumer Healthcare, Inc.*	6,632	231,258

		1,825,149

Total Health Care		29,682,502

Industrials (16.0%)
Aerospace & Defense (0.9%)
Axon Enterprise, Inc.*	8,265	1,012,710
Curtiss-Wright Corp.	5,403	628,639
Hexcel Corp.	10,883	527,717
Mercury Systems, Inc.*	7,278	640,901

		2,809,967

Air Freight & Logistics (0.5%)
XPO Logistics, Inc.*	11,911	1,419,791

Airlines (0.2%)
JetBlue Airways Corp.*	41,001	596,155

Building Products (1.8%)
Builders FirstSource, Inc.*	26,783	1,093,014
Lennox International, Inc.	4,552	1,247,112
Owens Corning	14,098	1,068,065
Simpson Manufacturing Co., Inc.	5,640	527,058
Trex Co., Inc.*	15,070	1,261,660

		5,196,909

Commercial Services & Supplies (1.8%)
Brink’s Co. (The)	6,414	461,808
Clean Harbors, Inc.*	6,587	501,271
Healthcare Services Group, Inc.	9,565	268,776
Herman Miller, Inc.	7,547	255,088
HNI Corp.	5,641	194,389
IAA, Inc.*	17,504	1,137,410
KAR Auction Services, Inc.	16,686	310,526
MSA Safety, Inc.	4,713	704,075
Stericycle, Inc.*	11,920	826,414
Tetra Tech, Inc.	7,010	811,618

		5,471,375

Construction & Engineering (1.1%)
AECOM*	19,633	977,331
Dycom Industries, Inc.*	4,182	315,825
EMCOR Group, Inc.	7,153	654,213
Fluor Corp.	16,160	258,075
MasTec, Inc.*	7,290	497,032
Valmont Industries, Inc.	2,769	484,381

		3,186,857

Electrical Equipment (2.2%)
Acuity Brands, Inc.	4,797	580,869
EnerSys	5,550	460,983
Generac Holdings, Inc.*	8,183	1,860,896
Hubbell, Inc.	7,074	1,109,132
nVent Electric plc	22,096	514,616
Regal Beloit Corp.	5,255	645,367
Sunrun, Inc.*	20,309	1,409,038

		6,580,901

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	6,944	$1,084,514

Machinery (4.4%)
AGCO Corp.	8,003	825,029
Colfax Corp.*	13,046	498,879
Crane Co.	6,460	501,684
Donaldson Co., Inc.	16,425	917,829
Graco, Inc.	21,809	1,577,881
ITT, Inc.	11,263	867,476
Kennametal, Inc.	10,784	390,812
Lincoln Electric Holdings, Inc.	7,747	900,589
Middleby Corp. (The)*	7,245	934,025
Nordson Corp.	7,037	1,414,085
Oshkosh Corp.	8,890	765,162
Terex Corp.	9,104	317,639
Timken Co. (The)	8,816	682,006
Toro Co. (The)	13,959	1,323,872
Trinity Industries, Inc.	10,838	286,015
Woodward, Inc.	7,613	925,208

		13,128,191

Marine (0.1%)
Kirby Corp.*	7,792	403,859

Professional Services (1.0%)
ASGN, Inc.*	6,876	574,352
CoreLogic, Inc.	10,111	781,782
FTI Consulting, Inc.*	4,630	517,264
Insperity, Inc.	4,607	375,102
ManpowerGroup, Inc.	7,487	675,178

		2,923,678

Road & Rail (0.8%)
Avis Budget Group, Inc.*	6,783	253,006
Knight-Swift Transportation Holdings, Inc.	16,355	683,966
Landstar System, Inc.	4,988	671,684
Ryder System, Inc.	6,989	431,641
Werner Enterprises, Inc.	7,628	299,170

		2,339,467

Trading Companies & Distributors (0.8%)
GATX Corp.	4,518	375,807
MSC Industrial Direct Co., Inc., Class A	5,934	500,770
Univar Solutions, Inc.*	21,869	415,730
Watsco, Inc.	4,280	969,634

		2,261,941

Total Industrials		47,403,605

Information Technology (15.6%)
Communications Equipment (0.9%)
Ciena Corp.*	20,078	1,061,122
InterDigital, Inc.	4,062	246,482
Lumentum Holdings, Inc.*	9,832	932,074
NetScout Systems, Inc.*	9,730	266,797
ViaSat, Inc. (x)*	8,433	275,337

		2,781,812

Electronic Equipment, Instruments & Components (3.5%)
Arrow Electronics, Inc.*	9,836	957,043

Avnet, Inc.	12,945	454,499
Belden, Inc.	5,764	241,511
Cognex Corp.	22,740	1,825,681
Coherent, Inc.*	3,187	478,114
II-VI, Inc.*	13,507	1,025,992
Jabil, Inc.	17,522	745,211
Littelfuse, Inc.	3,200	814,912
National Instruments Corp.	17,099	751,330
SYNNEX Corp.	5,361	436,600
Trimble, Inc.*	32,577	2,175,166
Vishay Intertechnology, Inc.	17,323	358,759

		10,264,818

IT Services (2.2%)
Alliance Data Systems Corp.	6,189	458,605
CACI International, Inc., Class A*	3,277	817,055
Concentrix Corp.*	5,407	533,671
KBR, Inc.	18,701	578,422
LiveRamp Holdings, Inc.*	8,643	632,581
MAXIMUS, Inc.	7,991	584,861
Perspecta, Inc.	17,767	427,829
Sabre Corp.	41,315	496,606
Science Applications International Corp.	7,572	716,614
WEX, Inc.*	5,758	1,171,926

		6,418,170

Semiconductors & Semiconductor Equipment (5.0%)
Cabot Microelectronics Corp.	3,794	574,032
Cirrus Logic, Inc.*	7,551	620,692
Cree, Inc.*	14,368	1,521,571
Enphase Energy, Inc.*	16,444	2,885,429
First Solar, Inc.*	11,030	1,091,088
MKS Instruments, Inc.	7,180	1,080,231
Monolithic Power Systems, Inc.	5,534	2,026,717
Semtech Corp.*	8,444	608,728
Silicon Laboratories, Inc.*	5,721	728,512
SolarEdge Technologies, Inc.*	6,687	2,133,955
Synaptics, Inc.*	4,497	433,511
Universal Display Corp.	5,601	1,287,110

		14,991,576

Software (3.8%)
ACI Worldwide, Inc.*	15,196	583,982
Blackbaud, Inc.	6,459	371,780
CDK Global, Inc.	15,849	821,454
Ceridian HCM Holding, Inc.*	16,939	1,805,020
CommVault Systems, Inc.*	6,065	335,819
Fair Isaac Corp.*	3,800	1,941,952
j2 Global, Inc.*	5,568	543,938
Manhattan Associates, Inc.*	8,269	869,733
Paylocity Holding Corp.*	4,878	1,004,429
PTC, Inc.*	13,683	1,636,624
Qualys, Inc.*	4,385	534,400
SailPoint Technologies Holdings, Inc.*	11,831	629,882
Teradata Corp.*	14,043	315,546

		11,394,559

Technology Hardware, Storage & Peripherals (0.2%)
NCR Corp.*	16,756	629,523

Total Information Technology		46,480,458

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Materials (5.1%)
Chemicals (2.3%)
Ashland Global Holdings, Inc.	7,068	$559,786
Avient Corp.	12,004	483,521
Cabot Corp.	7,292	327,265
Chemours Co. (The)	21,408	530,704
Ingevity Corp.*	5,338	404,247
Minerals Technologies, Inc.	4,421	274,633
NewMarket Corp.	975	388,333
Olin Corp.	18,483	453,942
RPM International, Inc.	16,931	1,536,996
Scotts Miracle-Gro Co. (The)	5,315	1,058,429
Sensient Technologies Corp.	5,501	405,809
Valvoline, Inc.	23,960	554,434

		6,978,099

Construction Materials (0.2%)
Eagle Materials, Inc.	5,456	552,965

Containers & Packaging (0.9%)
AptarGroup, Inc.	8,416	1,152,066
Greif, Inc., Class A	3,384	158,642
O-I Glass, Inc.	20,795	247,461
Silgan Holdings, Inc.	10,341	383,444
Sonoco Products Co.	13,048	773,094

		2,714,707

Metals & Mining (1.4%)
Commercial Metals Co.	15,423	316,788
Compass Minerals International, Inc.	4,494	277,370
Reliance Steel & Aluminum Co.	8,310	995,122
Royal Gold, Inc.	8,553	909,697
Steel Dynamics, Inc.	26,051	960,500
United States Steel Corp. (x)	28,454	477,174
Worthington Industries, Inc.	4,725	242,582

		4,179,233

Paper & Forest Products (0.3%)
Domtar Corp.	7,054	223,259
Louisiana-Pacific Corp.	14,215	528,372

		751,631

Total Materials		15,176,635

Real Estate (8.1%)
Equity Real Estate Investment Trusts (REITs) (7.8%)
American Campus Communities, Inc. (REIT)	17,944	767,465
Apartment Income REIT Corp. (REIT)*	19,496	748,841
Brixmor Property Group, Inc. (REIT)	38,509	637,324
Camden Property Trust (REIT)	12,696	1,268,584
CoreSite Realty Corp. (REIT)	5,564	697,058
Corporate Office Properties Trust (REIT)	14,556	379,621
Cousins Properties, Inc. (REIT)	19,305	646,718
CyrusOne, Inc. (REIT)	15,665	1,145,895
Douglas Emmett, Inc. (REIT)	21,415	624,890
EastGroup Properties, Inc. (REIT)	5,159	712,252
EPR Properties (REIT)	9,674	314,405

First Industrial Realty Trust, Inc. (REIT)	16,801	707,826
Healthcare Realty Trust, Inc. (REIT)	17,672	523,091
Highwoods Properties, Inc. (REIT)	13,440	532,627
Hudson Pacific Properties, Inc. (REIT)	19,722	473,722
JBG SMITH Properties (REIT)	14,617	457,074
Kilroy Realty Corp. (REIT)	13,653	783,682
Lamar Advertising Co. (REIT), Class A	11,263	937,307
Life Storage, Inc. (REIT)	6,316	754,067
Macerich Co. (The) (REIT) (x)	14,704	156,892
Medical Properties Trust, Inc. (REIT)	69,794	1,520,811
National Retail Properties, Inc. (REIT)	22,651	926,879
Omega Healthcare Investors, Inc. (REIT)	29,573	1,074,091
Park Hotels & Resorts, Inc. (REIT)	30,960	530,964
Pebblebrook Hotel Trust (REIT)	16,868	317,118
Physicians Realty Trust (REIT)	26,980	480,244
PotlatchDeltic Corp. (REIT)	8,760	438,175
PS Business Parks, Inc. (REIT)	2,611	346,924
Rayonier, Inc. (REIT)	17,753	521,583
Rexford Industrial Realty, Inc. (REIT)	16,977	833,741
Sabra Health Care REIT, Inc. (REIT)	26,864	466,628
Service Properties Trust (REIT)	21,753	249,942
Spirit Realty Capital, Inc. (REIT)	14,899	598,493
STORE Capital Corp. (REIT)	30,788	1,046,176
Urban Edge Properties (REIT)	14,282	184,809
Weingarten Realty Investors (REIT)	15,590	337,835

		23,143,754

Real Estate Management & Development (0.3%)
Jones Lang LaSalle, Inc.*	6,676	990,518

Total Real Estate		24,134,272

Utilities (3.1%)
Electric Utilities (1.0%)
ALLETE, Inc.	6,724	416,484
Hawaiian Electric Industries, Inc.	14,196	502,396
IDACORP, Inc.	6,562	630,149
OGE Energy Corp.	26,108	831,801
PNM Resources, Inc.	10,458	507,527

		2,888,357

Gas Utilities (1.1%)
National Fuel Gas Co.	11,808	485,663
New Jersey Resources Corp.	12,480	443,664
ONE Gas, Inc.	6,909	530,404
Southwest Gas Holdings, Inc.	7,358	446,998
Spire, Inc.	6,669	427,083
UGI Corp.	27,155	949,339

		3,283,151

Multi-Utilities (0.5%)
Black Hills Corp.	8,232	505,857
MDU Resources Group, Inc.	26,080	686,947
NorthWestern Corp.	6,552	382,047

		1,574,851

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Water Utilities (0.5%)
Essential Utilities, Inc.	29,042	$1,373,396

Total Utilities		9,119,755

Total Common Stocks (90.3%) (Cost $179,288,867)		267,909,578

SHORT-TERM INVESTMENTS:
Investment Company (5.8%)
JPMorgan Prime Money Market Fund, IM Shares	17,371,747	17,380,433

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.3%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $72,296, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $73,741. (xx)	$72,295	72,295
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $100,002, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $102,000. (xx)	100,000	100,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $10,788, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $11,987. (xx)	10,788	10,788
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $344,822, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $351,716. (xx)	344,820	344,820

National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $200,005, collateralized by various Common Stocks; total market value $222,225. (xx)	200,000	200,000
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $100,002, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125%-3.625%, maturing 9/30/21-8/15/49; total market value $110,940. (xx)	100,000	100,000

Total Repurchase Agreements		827,903

Total Short-Term Investments (6.1%) (Cost $18,204,257)		18,208,336

Total Investments in Securities (96.4%) (Cost $197,493,124)		286,117,914
Other Assets Less Liabilities (3.6%)		10,758,591

Net Assets (100%)		$296,876,505

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $1,277,382. This was collateralized by $499,790 of various U.S. Government Treasury Securities, ranging from 0.000% – 5.250%, maturing 1/28/21 – 8/15/50 and by cash of $827,903 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

Futures contracts outstanding as of December 31, 2020 (Note 1):
Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Midcap 400 E-Mini Index	126	3/2021	USD	29,024,100	700,380

					700,380

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$4,649,754	$—	$—	$4,649,754
Consumer Discretionary	37,575,050	406,182	—	37,981,232
Consumer Staples	9,681,941	—	—	9,681,941
Energy	3,266,024	—	—	3,266,024
Financials	40,333,400	—	—	40,333,400
Health Care	29,682,502	—	—	29,682,502
Industrials	47,403,605	—	—	47,403,605
Information Technology	46,480,458	—	—	46,480,458
Materials	15,176,635	—	—	15,176,635
Real Estate	24,134,272	—	—	24,134,272
Utilities	9,119,755	—	—	9,119,755
Futures	700,380	—	—	700,380
Short-Term Investments
Investment Company	17,380,433	—	—	17,380,433
Repurchase Agreements	—	827,903	—	827,903

Total Assets	$285,584,209	$1,234,085	$—	$286,818,294

Total Liabilities	$—	$—	$—	$—

Total	$285,584,209	$1,234,085	$—	$286,818,294

Fair Values of Derivative Instruments as of December 31, 2020:
	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$700,380	*

Total		$700,380

* Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$3,126,032	$3,126,032

Total	$3,126,032	$3,126,032

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$417,090	$417,090

Total	$417,090	$417,090

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $26,451,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 13%)*	$67,711,353
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 12%)*	$48,894,093

*	During the year ended December 31, 2020, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$98,071,330
Aggregate gross unrealized depreciation	(9,600,268)

Net unrealized appreciation	$88,471,062

Federal income tax cost of investments in securities and derivative instruments, if applicable	$198,347,232

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $196,665,221)	$285,290,011
Repurchase Agreements (Cost $827,903)	827,903
Cash	10,199,935
Cash held as collateral at broker for futures	1,855,100
Dividends, interest and other receivables	257,460
Due from broker for futures variation margin	51,404
Securities lending income receivable	1,478
Other assets	1,036

Total assets	298,484,327

LIABILITIES
Payable for return of collateral on securities loaned	827,903
Payable for securities purchased	472,910
Payable for Portfolio shares redeemed	108,938
Investment management fees payable	100,891
Administrative fees payable	30,465
Accrued expenses	66,715

Total liabilities	1,607,822

NET ASSETS	$296,876,505

Net assets were comprised of:
Paid in capital	$219,570,029
Total distributable earnings (loss)	77,306,476

Net assets	$296,876,505

Class K
Net asset value, offering and redemption price per share, $296,876,505 / 36,573,130 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.12

(x)	Includes value of securities on loan of $1,277,382.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $192 foreign withholding tax)	$3,565,655
Interest	40,680
Securities lending (net)	23,114

Total income	3,629,449

EXPENSES
Investment management fees	1,100,350
Administrative fees	302,152
Custodian fees	64,500
Professional fees	62,898
Printing and mailing expenses	35,120
Trustees’ fees	7,625
Miscellaneous	5,915

Gross expenses	1,578,560
Less: Waiver from investment manager	(111,189)

Net expenses	1,467,371

NET INVESTMENT INCOME (LOSS)	2,162,078

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	8,347,994
Futures contracts	3,126,032

Net realized gain (loss)	11,474,026

Change in unrealized appreciation (depreciation) on:
Investments in securities	30,092,669
Futures contracts	417,090

Net change in unrealized appreciation (depreciation)	30,509,759

NET REALIZED AND UNREALIZED GAIN (LOSS)	41,983,785

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$44,145,863

See Notes to Financial Statements.

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ATM MID CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,162,078	$2,385,074
Net realized gain (loss)	11,474,026	11,390,021
Net change in unrealized appreciation (depreciation)	30,509,759	33,476,657

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	44,145,863	47,251,752

Distributions to shareholders:
Class K	(28,757,939)	(8,977,857)

CAPITAL SHARES TRANSACTIONS:
Class K
Capital shares sold [ 7,876,576 and 5,792,292 shares, respectively ]	51,209,053	41,956,173
Capital shares issued in reinvestment of dividends and distributions [ 3,688,588 and 1,151,631 shares, respectively ]	28,757,939	8,977,857
Capital shares repurchased [ (4,660,462) and (3,361,418) shares, respectively ]	(34,215,537)	(25,664,114)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	45,751,455	25,269,916

TOTAL INCREASE (DECREASE) IN NET ASSETS	61,139,379	63,543,811
NET ASSETS:
Beginning of year	235,737,126	172,193,315

End of year	$296,876,505	$235,737,126

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM MID CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$7.95	$6.60	$8.31	$8.03	$7.25

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.08	0.08	0.06	0.07
Net realized and unrealized gain (loss)	0.96	1.59	(1.04)	1.16	1.38

Total from investment operations	1.02	1.67	(0.96)	1.22	1.45

Less distributions:
Dividends from net investment income	(0.06)	(0.09)	(0.09)	(0.08)	(0.08)
Distributions from net realized gains	(0.79)	(0.23)	(0.66)	(0.86)	(0.59)
Return of capital	—	—	— #	—	—

Total dividends and distributions	(0.85)	(0.32)	(0.75)	(0.94)	(0.67)

Net asset value, end of year	$8.12	$7.95	$6.60	$8.31	$8.03

Total return	13.46%	25.29%	(12.14)%	15.47%	20.02%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$296,877	$235,737	$172,193	$203,144	$200,381
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.60%	0.60%	0.60%	0.60%	0.63%
Before waivers and reimbursements (f)	0.65%	0.66%	0.65%	0.64%	0.65%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.88%	1.10%	1.00%	0.73%	0.96%
Before waivers and reimbursements (f)	0.84%	1.04%	0.95%	0.69%	0.94%
Portfolio turnover rate^	23%	23%	22%	16%	16%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	Since Incept.
Portfolio – Class K Shares*	18.76%	12.48%	12.20%
Russell 2000® Index	19.96	13.26	13.75

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned 18.76% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell 2000® Index, which returned 19.96% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed to performance were health care, information technology, consumer discretionary, industrials and consumer staples.

•	The five stocks that contributed most to performance were Plug Power, Inc., Teladoc Health, Inc., Penn National Gaming, Inc., Sunrun, Inc. and MyoKardia, Inc.

What hurt performance during the year:

•	The sectors that detracted most from performance were financials, energy, real estate and utilities.

•	The five stocks that detracted most from performance were Invesco Mortgage Capital, Inc., Intercept Pharmaceuticals, Inc., Novocure Ltd., IBERIABANK Corp. and The Brinks Co.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark. The Portfolio reduced its equity exposure at certain points of the year during which volatility was relatively high, de-equitizing by as much as 46% for 83 days.

•

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2020	% of Net Assets
Health Care	19.0%
Financials	13.8
Industrials	13.8
Information Technology	12.7
Consumer Discretionary	11.8
Investment Companies	6.0
Real Estate	5.6
Materials	3.9
Repurchase Agreements	3.3
Consumer Staples	2.9
Utilities	2.7
Communication Services	2.1
Energy	1.9
Cash and Other	0.5

100.0%

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class K
Actual	$1,000.00	$1,374.30	$3.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.12	3.05

* Expenses are equal to the Portfolio’s Class K shares annualized expense ratio of 0.60%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.1%)
Diversified Telecommunication Services (0.7%)
Alaska Communications Systems Group, Inc.	21,566	$79,579
Anterix, Inc.*	5,336	200,634
ATN International, Inc.	5,559	232,144
Bandwidth, Inc., Class A*	10,247	1,574,656
Cincinnati Bell, Inc.*	26,112	398,991
Cogent Communications Holdings, Inc.	22,106	1,323,486
Consolidated Communications Holdings, Inc.*	38,109	186,353
IDT Corp., Class B*	5,606	69,290
Iridium Communications, Inc.*	62,322	2,450,813
Liberty Latin America Ltd., Class A*	18,872	210,045
Liberty Latin America Ltd., Class C*	78,865	874,613
Ooma, Inc.*	11,351	163,454
ORBCOMM, Inc.*	32,169	238,694
Vonage Holdings Corp.*	122,481	1,576,943

		9,579,695

Entertainment (0.2%)
AMC Entertainment Holdings, Inc., Class A (x)	19,924	42,239
Cinemark Holdings, Inc. (x)	56,645	986,189
Eros STX Global Corp. (x)*	58,800	107,016
Gaia, Inc.*	4,712	46,555
Glu Mobile, Inc.*	71,743	646,404
IMAX Corp.*	25,809	465,078
Liberty Media Corp.-Liberty Braves, Class A*	6,238	155,139
Liberty Media Corp.-Liberty Braves, Class C*	17,378	432,365
LiveXLive Media, Inc. (x)*	19,831	65,046
Marcus Corp. (The)	15,683	211,407

		3,157,438

Interactive Media & Services (0.4%)
Cargurus, Inc.*	44,002	1,396,184
Cars.com, Inc.*	33,256	375,793
DHI Group, Inc.*	21,820	48,440
Eventbrite, Inc., Class A (x)*	29,016	525,190
EverQuote, Inc., Class A*	7,781	290,620
Liberty TripAdvisor Holdings, Inc., Class A*	26,608	115,479
MediaAlpha, Inc., Class A*	3,656	142,840
QuinStreet, Inc.*	24,989	535,764
TrueCar, Inc.*	45,716	192,007
Yelp, Inc.*	37,005	1,208,953

		4,831,270

Media (0.7%)
AMC Networks, Inc., Class A (x)*	16,473	589,239
Boston Omaha Corp., Class A*	7,650	211,522
Cardlytics, Inc.*	13,895	1,983,789
comScore, Inc.*	22,699	56,520
Daily Journal Corp.*	633	255,732
Emerald Holding, Inc.	9,489	51,430
Entercom Communications Corp., Class A	48,624	120,101
Entravision Communications Corp., Class A	35,032	96,338
EW Scripps Co. (The), Class A	29,630	453,043
Fluent, Inc.*	27,645	146,795
Gannett Co., Inc. (x)*	60,826	204,375
Gray Television, Inc.*	45,001	805,068
Hemisphere Media Group, Inc.*	12,352	127,967
iHeartMedia, Inc., Class A*	30,895	401,017
Loral Space & Communications, Inc.	6,931	145,482
Meredith Corp.	19,405	372,576
MSG Networks, Inc., Class A*	13,184	194,332
National CineMedia, Inc.	23,818	88,603
Saga Communications, Inc., Class A	1,576	37,856
Scholastic Corp.	15,094	377,350
Sinclair Broadcast Group, Inc., Class A	24,733	787,746
TechTarget, Inc.*	12,041	711,744
TEGNA, Inc.	116,635	1,627,058
Tribune Publishing Co.	10,037	137,507
WideOpenWest, Inc.*	35,486	378,636

		10,361,826

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	19,276	245,191
Gogo, Inc. (x)*	21,649	208,480
Shenandoah Telecommunications Co.	25,083	1,084,840
Spok Holdings, Inc.	11,410	126,993

		1,665,504

Total Communication Services		29,595,733

Consumer Discretionary (11.8%)
Auto Components (1.3%)
Adient plc*	44,450	1,545,527
American Axle & Manufacturing Holdings, Inc.*	54,501	454,538
Cooper Tire & Rubber Co.	25,416	1,029,348
Cooper-Standard Holdings, Inc.*	6,315	218,941
Dana, Inc.	76,641	1,496,032
Dorman Products, Inc.*	13,971	1,212,962
Fox Factory Holding Corp.*	21,407	2,262,934
Gentherm, Inc.*	16,677	1,087,674
Goodyear Tire & Rubber Co. (The)	122,678	1,338,417
LCI Industries	13,129	1,702,569
Modine Manufacturing Co.*	27,983	351,467
Motorcar Parts of America, Inc.*	10,833	212,543
Patrick Industries, Inc.	11,581	791,561
Standard Motor Products, Inc.	10,420	421,593
Stoneridge, Inc.*	13,121	396,648
Tenneco, Inc., Class A*	17,511	185,617
Visteon Corp.*	14,590	1,831,337
Workhorse Group, Inc. (x)*	49,126	971,712
XPEL, Inc. (m)*	7,873	405,932

		17,917,352

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Automobiles (0.1%)
Winnebago Industries, Inc.	16,232	$972,946

Distributors (0.1%)
Core-Mark Holding Co., Inc.	21,801	640,295
Funko, Inc., Class A (x)*	9,021	93,638
Greenlane Holdings, Inc., Class A (x)*	5,492	21,748
Weyco Group, Inc.	4,239	67,146

		822,827

Diversified Consumer Services (0.5%)
Adtalem Global Education, Inc.*	26,681	905,820
American Public Education, Inc.*	8,818	268,773
Aspen Group, Inc.*	7,561	84,154
Carriage Services, Inc.	9,751	305,401
Collectors Universe, Inc.	3,072	231,629
Franchise Group, Inc.	8,444	257,120
Houghton Mifflin Harcourt Co.*	38,983	129,813
Laureate Education, Inc., Class A*	53,136	773,660
OneSpaWorld Holdings Ltd. (x)	28,350	287,469
Perdoceo Education Corp.*	36,717	463,736
Regis Corp.*	9,752	89,621
Strategic Education, Inc.	12,357	1,177,993
Stride, Inc.*	21,100	447,953
Universal Technical Institute, Inc.*	7,628	49,277
Vivint Smart Home, Inc.*	40,333	836,910
WW International, Inc.*	23,914	583,501

		6,892,830

Hotels, Restaurants & Leisure (3.3%)
Accel Entertainment, Inc.*	23,685	239,218
Bally’s Corp.*	8,678	435,896
Biglari Holdings, Inc., Class A*	26	15,210
Biglari Holdings, Inc., Class B*	691	76,839
BJ’s Restaurants, Inc.	9,403	361,921
Bloomin’ Brands, Inc.	43,856	851,684
Bluegreen Vacations Corp.	9,856	78,257
Bluegreen Vacations Holding Corp.*	6,885	93,154
Boyd Gaming Corp.*	42,502	1,824,186
Brinker International, Inc.	23,592	1,334,599
Caesars Entertainment, Inc.*	92,043	6,836,034
Carrols Restaurant Group, Inc.*	13,278	83,386
Century Casinos, Inc.*	10,751	68,699
Cheesecake Factory, Inc. (The) (x)	21,408	793,380
Churchill Downs, Inc.	19,910	3,878,269
Chuy’s Holdings, Inc.*	7,632	202,172
Cracker Barrel Old Country Store, Inc.	12,250	1,616,020
Dave & Buster’s Entertainment, Inc.	21,041	631,651
Del Taco Restaurants, Inc.*	11,940	108,176
Denny’s Corp.*	21,783	319,774
Dine Brands Global, Inc.	8,426	488,708
El Pollo Loco Holdings, Inc.*	7,205	130,411
Everi Holdings, Inc.*	43,043	594,424
Fiesta Restaurant Group, Inc.*	12,343	140,710
GAN Ltd. (x)*	8,430	170,960
Golden Entertainment, Inc.*	10,842	215,647
Hilton Grand Vacations, Inc.*	44,654	1,399,903
International Game Technology plc (x)	52,934	896,702
Jack in the Box, Inc.	11,890	1,103,392
Kura Sushi USA, Inc., Class A (x)*	1,270	24,765
Lindblad Expeditions Holdings, Inc.*	17,230	294,978
Marriott Vacations Worldwide Corp.	21,121	2,898,224
Monarch Casino & Resort, Inc.*	5,506	337,077
Nathan’s Famous, Inc.	2,179	120,324
Noodles & Co.*	21,209	167,551
Papa John’s International, Inc.	17,301	1,467,990
Penn National Gaming, Inc.*	80,659	6,966,518
PlayAGS, Inc.*	11,431	82,303
RCI Hospitality Holdings, Inc.	5,892	232,380
Red Robin Gourmet Burgers, Inc.*	6,103	117,361
Red Rock Resorts, Inc., Class A	32,869	823,040
Ruth’s Hospitality Group, Inc.	10,761	190,793
Scientific Games Corp., Class A*	29,224	1,212,504
SeaWorld Entertainment, Inc.*	25,367	801,344
Shake Shack, Inc., Class A (x)*	18,631	1,579,536
Target Hospitality Corp. (x)*	18,619	29,418
Texas Roadhouse, Inc.	33,969	2,655,017
Wingstop, Inc.	15,746	2,087,132

		47,077,637

Household Durables (1.8%)
Beazer Homes USA, Inc.*	18,137	274,776
Casper Sleep, Inc. (x)*	9,784	60,172
Cavco Industries, Inc.*	4,584	804,263
Century Communities, Inc.*	14,567	637,743
Ethan Allen Interiors, Inc.	15,143	306,040
GoPro, Inc., Class A*	63,246	523,677
Green Brick Partners, Inc.*	9,944	228,314
Hamilton Beach Brands Holding Co., Class A	4,795	83,960
Helen of Troy Ltd.*	13,281	2,950,905
Hooker Furniture Corp.	6,666	214,978
Installed Building Products, Inc.*	11,744	1,197,066
iRobot Corp. (x)*	14,524	1,166,132
KB Home	46,538	1,559,954
La-Z-Boy, Inc.	21,039	838,194
Legacy Housing Corp.*	6,582	99,454
LGI Homes, Inc.*	11,815	1,250,618
Lifetime Brands, Inc.	4,756	72,291
Lovesac Co. (The)*	3,773	162,579
M.D.C. Holdings, Inc.	26,663	1,295,822
M/I Homes, Inc.*	13,940	617,403
Meritage Homes Corp.*	19,645	1,626,999
Purple Innovation, Inc.*	9,132	300,808
Skyline Champion Corp.*	27,714	857,471
Sonos, Inc.*	41,532	971,433
Taylor Morrison Home Corp., Class A*	67,687	1,736,172
TopBuild Corp.*	16,755	3,084,260
TRI Pointe Group, Inc.*	64,806	1,117,904
Tupperware Brands Corp.*	24,129	781,538
Turtle Beach Corp. (x)*	5,277	113,719
Universal Electronics, Inc.*	6,763	354,787
VOXX International Corp.*	7,337	93,620

		25,383,052

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Internet & Direct Marketing Retail (0.7%)
1-800-Flowers.com, Inc., Class A*	8,504	$221,104
CarParts.com, Inc. (x)*	12,043	149,213
Duluth Holdings, Inc., Class B (x)*	4,264	45,028
Groupon, Inc.*	7,935	301,490
Lands’ End, Inc. (x)*	9,863	212,745
Liquidity Services, Inc.*	17,188	273,461
Magnite, Inc.*	55,086	1,691,691
Overstock.com, Inc. (x)*	22,238	1,066,757
PetMed Express, Inc. (x)	10,358	332,078
Quotient Technology, Inc.*	37,436	352,647
RealReal, Inc. (The)*	32,524	635,519
Shutterstock, Inc.	10,526	754,714
Stamps.com, Inc.*	8,831	1,732,554
Stitch Fix, Inc., Class A (x)*	31,157	1,829,539
Waitr Holdings, Inc. (x)*	32,905	91,476

		9,690,016

Leisure Products (0.6%)
Acushnet Holdings Corp.	17,930	726,882
American Outdoor Brands, Inc.*	5,373	91,502
Callaway Golf Co.	47,833	1,148,470
Clarus Corp.	12,302	189,451
Escalade, Inc.	3,215	68,062
Johnson Outdoors, Inc., Class A	1,979	222,895
Malibu Boats, Inc., Class A*	11,021	688,151
Marine Products Corp.	7,497	109,007
MasterCraft Boat Holdings, Inc.*	9,936	246,810
Nautilus, Inc.*	15,374	278,884
Smith & Wesson Brands, Inc.	28,588	507,437
Sturm Ruger & Co., Inc.	8,671	564,222
Vista Outdoor, Inc.*	31,066	738,128
YETI Holdings, Inc.*	41,578	2,846,846

		8,426,747

Multiline Retail (0.2%)
Big Lots, Inc.	20,624	885,388
Dillard’s, Inc., Class A (x)	2,476	156,112
Macy’s, Inc. (x)	165,684	1,863,945

		2,905,445

Specialty Retail (2.3%)
Aaron’s Co., Inc. (The)*	17,906	339,498
Abercrombie & Fitch Co., Class A	32,516	662,026
Academy Sports & Outdoors, Inc. (x)*	5,493	113,870
American Eagle Outfitters, Inc.	79,723	1,600,041
America’s Car-Mart, Inc.*	2,140	235,058
Asbury Automotive Group, Inc.*	9,720	1,416,593
At Home Group, Inc.*	19,933	308,164
Bed Bath & Beyond, Inc. (x)	67,385	1,196,758
Boot Barn Holdings, Inc.*	13,656	592,124
Buckle, Inc. (The) (x)	13,481	393,645
Caleres, Inc.	16,661	260,745
Camping World Holdings, Inc., Class A	17,313	451,004
Cato Corp. (The), Class A	11,867	113,805
Chico’s FAS, Inc.	48,855	77,679
Children’s Place, Inc. (The)*	4,637	232,314
Citi Trends, Inc.	5,223	259,479
Conn’s, Inc.*	6,425	75,108
Container Store Group, Inc. (The)*	8,035	76,654
Designer Brands, Inc., Class A	31,130	238,144
Envela Corp. (x)*	2,741	14,253
Express, Inc. (x)*	25,952	23,616
GameStop Corp., Class A (x)*	28,646	539,691
Genesco, Inc.*	7,930	238,614
Group 1 Automotive, Inc.	9,574	1,255,534
GrowGeneration Corp. (x)*	18,538	745,598
Guess?, Inc.	15,224	344,367
Haverty Furniture Cos., Inc.	5,475	151,493
Hibbett Sports, Inc.*	6,000	277,080
Lithia Motors, Inc., Class A	13,429	3,930,265
Lumber Liquidators Holdings, Inc.*	14,544	447,083
MarineMax, Inc.*	7,356	257,681
Michaels Cos., Inc. (The) (x)*	39,039	507,897
Monro, Inc.	16,675	888,777
Murphy USA, Inc.	14,258	1,865,944
National Vision Holdings, Inc.*	42,837	1,940,088
ODP Corp. (The)*	26,368	772,582
OneWater Marine, Inc., Class A*	3,336	97,044
Rent-A-Center, Inc.	24,262	928,992
RH*	8,215	3,676,377
Sally Beauty Holdings, Inc.*	59,122	770,951
Shoe Carnival, Inc.	6,058	237,352
Signet Jewelers Ltd.	26,501	722,682
Sleep Number Corp.*	13,867	1,135,153
Sonic Automotive, Inc., Class A	12,419	479,001
Sportsman’s Warehouse Holdings, Inc.*	24,456	429,203
Tilly’s, Inc., Class A	9,334	76,165
Urban Outfitters, Inc.*	36,263	928,333
Winmark Corp.	1,598	296,908
Zumiez, Inc.*	7,464	274,526

		32,895,959

Textiles, Apparel & Luxury Goods (0.9%)
Crocs, Inc.*	35,502	2,224,555
Deckers Outdoor Corp.*	14,590	4,184,120
Fossil Group, Inc.*	14,258	123,617
G-III Apparel Group Ltd.*	21,978	521,758
Kontoor Brands, Inc.	26,934	1,092,443
Lakeland Industries, Inc. (x)*	3,243	88,372
Movado Group, Inc.*	10,893	181,041
Oxford Industries, Inc.	8,266	541,506
Rocky Brands, Inc.	2,840	79,719
Steven Madden Ltd.	43,644	1,541,506
Superior Group of Cos., Inc.	4,522	105,091
Unifi, Inc.*	9,200	163,208
Vera Bradley, Inc.*	8,126	64,683
Wolverine World Wide, Inc.	41,691	1,302,844

		12,214,463

Total Consumer Discretionary		165,199,274

Consumer Staples (2.9%)
Beverages (0.3%)
Celsius Holdings, Inc. (x)*	17,832	897,128
Coca-Cola Consolidated, Inc.	2,432	647,569

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
MGP Ingredients, Inc.	6,788	$319,443
National Beverage Corp. (x)	6,235	529,351
NewAge, Inc. (x)*	41,717	109,716
Primo Water Corp.	82,769	1,297,818

		3,801,025

Food & Staples Retailing (0.7%)
Andersons, Inc. (The)	10,896	267,061
BJ’s Wholesale Club Holdings, Inc.*	71,767	2,675,474
Chefs’ Warehouse, Inc. (The)*	10,246	263,220
HF Foods Group, Inc. (x)*	11,041	83,028
Ingles Markets, Inc., Class A	5,105	217,779
Natural Grocers by Vitamin Cottage, Inc.	4,817	66,186
Performance Food Group Co.*	68,538	3,263,094
PriceSmart, Inc.	11,518	1,049,175
Rite Aid Corp. (x)*	28,056	444,127
SpartanNash Co.	14,184	246,943
United Natural Foods, Inc.*	28,356	452,845
Village Super Market, Inc., Class A	4,247	93,689
Weis Markets, Inc.	4,067	194,443

		9,317,064

Food Products (1.3%)
Alico, Inc.	2,485	77,085
B&G Foods, Inc. (x)	33,694	934,335
Bridgford Foods Corp.*	702	12,790
Calavo Growers, Inc.	8,427	585,087
Cal-Maine Foods, Inc.*	17,283	648,804
Darling Ingredients, Inc.*	82,067	4,733,624
Farmer Bros Co.*	10,126	47,288
Fresh Del Monte Produce, Inc.	14,104	339,483
Freshpet, Inc.*	20,341	2,888,219
Hostess Brands, Inc.*	63,992	936,843
J & J Snack Foods Corp.	7,922	1,230,841
John B Sanfilippo & Son, Inc.	4,251	335,234
Laird Superfood, Inc.*	827	39,134
Lancaster Colony Corp.	9,854	1,810,475
Landec Corp.*	16,922	183,604
Limoneira Co.	8,449	140,676
Mission Produce, Inc. (x)*	2,606	39,220
Sanderson Farms, Inc.	10,658	1,408,988
Seneca Foods Corp., Class A*	2,758	110,044
Simply Good Foods Co. (The)*	43,282	1,357,323
Tootsie Roll Industries, Inc. (x)	8,310	246,807
Vital Farms, Inc. (x)*	3,978	100,683

		18,206,587

Household Products (0.2%)
Central Garden & Pet Co.*	3,648	140,849
Central Garden & Pet Co., Class A*	21,105	766,745
Oil-Dri Corp. of America	2,725	92,868
WD-40 Co.	7,354	1,953,811

		2,954,273

Personal Products (0.3%)
BellRing Brands, Inc., Class A*	19,913	484,085
Edgewell Personal Care Co.	28,026	969,139
elf Beauty, Inc.*	20,920	526,975
Inter Parfums, Inc.	9,088	549,733
Lifevantage Corp.*	9,923	92,483
Medifast, Inc.	6,003	1,178,629
Nature’s Sunshine Products, Inc.*	3,775	56,436
Revlon, Inc., Class A (x)*	2,982	35,426
USANA Health Sciences, Inc.*	6,272	483,571
Veru, Inc. (x)*	19,197	166,054

		4,542,531

Tobacco (0.1%)
Turning Point Brands, Inc.	7,005	312,143
Universal Corp.	12,599	612,437
Vector Group Ltd.	72,348	842,854

		1,767,434

Total Consumer Staples		40,588,914

Energy (1.9%)
Energy Equipment & Services (0.6%)
Archrock, Inc.	63,344	548,559
Aspen Aerogels, Inc.*	7,574	126,410
Bristow Group, Inc.*	4,297	113,097
Cactus, Inc., Class A	23,992	625,472
ChampionX Corp.*	98,205	1,502,537
DMC Global, Inc.	9,463	409,275
Dril-Quip, Inc.*	17,547	519,742
Exterran Corp.*	14,501	64,095
Frank’s International NV*	92,085	252,313
Helix Energy Solutions Group, Inc.*	65,441	274,852
Liberty Oilfield Services, Inc., Class A	42,436	437,515
Matrix Service Co.*	10,544	116,195
Nabors Industries Ltd. (x)	2,562	149,185
National Energy Services Reunited Corp.*	18,240	181,123
Newpark Resources, Inc.*	49,324	94,702
NexTier Oilfield Solutions, Inc.*	85,373	293,683
Oceaneering International, Inc.*	47,122	374,620
Oil States International, Inc.*	22,261	111,750
Patterson-UTI Energy, Inc.	96,928	509,841
ProPetro Holding Corp.*	38,049	281,182
RPC, Inc.*	49,428	155,698
Select Energy Services, Inc., Class A*	36,893	151,261
Solaris Oilfield Infrastructure, Inc., Class A	12,603	102,588
Tidewater, Inc.*	19,898	171,919
Transocean Ltd. (x)*	299,144	691,023
US Silica Holdings, Inc.	37,214	261,242

		8,519,879

Oil, Gas & Consumable Fuels (1.3%)
Adams Resources & Energy, Inc.	846	20,389
Antero Resources Corp. (x)*	128,865	702,314
Arch Resources, Inc.*	8,561	374,715
Ardmore Shipping Corp.	19,569	63,991
Berry Corp.	35,892	132,082
Bonanza Creek Energy, Inc.*	9,980	192,913
Brigham Minerals, Inc., Class A	21,913	240,824
Clean Energy Fuels Corp.*	68,694	539,935
CNX Resources Corp.*	113,016	1,220,573

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Comstock Resources, Inc.*	9,384	$41,008
CONSOL Energy, Inc. (x)*	10,892	78,531
Contango Oil & Gas Co. (x)*	46,210	105,821
CVR Energy, Inc.	15,781	235,137
Delek US Holdings, Inc.	33,376	536,352
DHT Holdings, Inc.	54,475	284,904
Diamond S Shipping, Inc., Class S*	16,598	110,543
Dorian LPG Ltd.*	18,494	225,442
Earthstone Energy, Inc., Class A*	8,332	44,410
Energy Fuels, Inc. (x)*	60,056	255,839
Evolution Petroleum Corp.	19,535	55,675
Falcon Minerals Corp.	19,425	61,189
Frontline Ltd. (x)	60,714	377,641
Golar LNG Ltd.*	44,780	431,679
Goodrich Petroleum Corp.*	3,754	37,878
Green Plains, Inc.*	20,423	268,971
International Seaways, Inc.	13,113	214,135
Kosmos Energy Ltd.	204,116	479,673
Magnolia Oil & Gas Corp., Class A*	56,571	399,391
Matador Resources Co.*	54,615	658,657
NACCO Industries, Inc., Class A	1,323	34,795
NextDecade Corp. (x)*	11,094	23,186
Nordic American Tankers Ltd. (x)	82,714	244,006
Overseas Shipholding Group, Inc., Class A*	26,761	57,268
Ovintiv, Inc.	136,853	1,965,209
Par Pacific Holdings, Inc.*	22,177	310,034
PBF Energy, Inc., Class A	49,736	353,126
PDC Energy, Inc.*	51,237	1,051,896
Peabody Energy Corp.*	24,169	58,247
Penn Virginia Corp.*	4,856	49,288
PrimeEnergy Resources Corp.*	281	12,131
Range Resources Corp.*	112,417	753,194
Renewable Energy Group, Inc.*	19,585	1,387,010
REX American Resources Corp.*	2,631	193,300
Scorpio Tankers, Inc. (x)	23,415	262,014
SFL Corp. Ltd.	39,596	248,663
SM Energy Co.	38,958	238,423
Southwestern Energy Co.*	319,398	951,806
Talos Energy, Inc.*	14,931	123,031
Tellurian, Inc. (x)*	77,496	99,195
Uranium Energy Corp. (x)*	100,255	176,449
W&T Offshore, Inc. (x)*	34,356	74,552
Whiting Petroleum Corp.*	467	11,675
World Fuel Services Corp.	31,419	979,016

		18,048,126

Total Energy		26,568,005

Financials (13.8%)
Banks (7.0%)
1st Constitution Bancorp	5,051	80,159
1st Source Corp.	7,130	287,339
ACNB Corp.	5,215	130,375
Allegiance Bancshares, Inc.	8,001	273,074
Altabancorp	7,837	218,809
Amalgamated Bank, Class A	9,207	126,504
Amerant Bancorp, Inc.*	12,160	184,832
American National Bankshares, Inc.	6,074	159,200
Ameris Bancorp	35,005	1,332,640
Ames National Corp.	4,302	103,334
Arrow Financial Corp.	6,153	184,036
Atlantic Capital Bancshares, Inc.*	11,455	182,364
Atlantic Union Bankshares Corp.	40,892	1,346,982
Auburn National BanCorp, Inc. (x)	1,043	43,483
Banc of California, Inc.	17,836	262,368
BancFirst Corp.	9,037	530,472
Bancorp, Inc. (The)*	19,355	264,196
BancorpSouth Bank	50,272	1,379,464
Bank First Corp. (x)	3,162	204,961
Bank of Commerce Holdings	9,500	94,050
Bank of Marin Bancorp	6,377	218,986
Bank of NT Butterfield & Son Ltd. (The)	28,300	881,828
Bank of Princeton (The)	3,322	77,768
Bank7 Corp.	3,263	46,335
BankFinancial Corp.	10,082	88,520
BankUnited, Inc.	48,693	1,693,543
Bankwell Financial Group, Inc.	4,728	92,432
Banner Corp.	17,162	799,578
Bar Harbor Bankshares	8,445	190,773
BayCom Corp.*	4,667	70,798
BCB Bancorp, Inc.	10,144	112,294
Berkshire Hills Bancorp, Inc.	18,898	323,534
Boston Private Financial Holdings, Inc.	32,464	274,321
Bridge Bancorp, Inc.	8,583	207,537
Brookline Bancorp, Inc.	39,430	474,737
Bryn Mawr Bank Corp.	7,731	236,530
Business First Bancshares, Inc.	10,128	206,206
Byline Bancorp, Inc.	11,482	177,397
C&F Financial Corp.	1,949	72,327
Cadence Bancorp	60,598	995,019
California Bancorp, Inc.*	2,718	42,292
Cambridge Bancorp	2,955	206,111
Camden National Corp.	6,555	234,538
Capital Bancorp, Inc.*	6,904	96,173
Capital City Bank Group, Inc.	7,825	192,338
Capstar Financial Holdings, Inc.	8,469	124,918
Carter Bankshares, Inc.	14,785	158,495
Cathay General Bancorp	38,032	1,224,250
CB Financial Services, Inc.	1,825	36,518
CBTX, Inc.	8,400	214,284
Central Pacific Financial Corp.	10,884	206,905
Central Valley Community Bancorp	6,663	99,212
Century Bancorp, Inc., Class A	1,804	139,557
Chemung Financial Corp.	2,377	80,699
ChoiceOne Financial Services, Inc.	3,203	98,684
CIT Group, Inc.	52,320	1,878,288
Citizens & Northern Corp.	7,628	151,340
Citizens Holding Co.	1,720	36,034
City Holding Co.	7,446	517,869
Civista Bancshares, Inc.	8,687	152,283
CNB Financial Corp.	8,464	180,199
Coastal Financial Corp.*	5,742	120,582
Codorus Valley Bancorp, Inc.	5,773	97,910
Colony Bankcorp, Inc.	3,779	55,362
Columbia Banking System, Inc.	37,514	1,346,753
Community Bank System, Inc.	27,386	1,706,422

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Community Bankers Trust Corp.	12,485	$84,274
Community Financial Corp. (The)	3,139	83,121
Community Trust Bancorp, Inc.	5,524	204,664
ConnectOne Bancorp, Inc.	16,276	322,102
County Bancorp, Inc.	1,778	39,258
CrossFirst Bankshares, Inc.*	21,508	231,211
Customers Bancorp, Inc.*	13,291	241,630
CVB Financial Corp.	67,902	1,324,089
Dime Community Bancshares, Inc.	12,108	190,943
Eagle Bancorp Montana, Inc.	1,973	41,867
Eagle Bancorp, Inc.	16,040	662,452
Eastern Bankshares, Inc.*	83,460	1,361,233
Enterprise Bancorp, Inc.	5,801	148,216
Enterprise Financial Services Corp.	9,437	329,823
Equity Bancshares, Inc., Class A*	8,354	180,363
Esquire Financial Holdings, Inc.*	4,407	84,570
Evans Bancorp, Inc.	2,987	82,262
Farmers & Merchants Bancorp, Inc.	6,342	145,866
Farmers National Banc Corp.	14,820	196,661
FB Financial Corp.	17,614	611,734
Fidelity D&D Bancorp, Inc. (x)	2,469	158,905
Financial Institutions, Inc.	7,147	160,807
First Bancorp (Nasdaq Stock Exchange)	13,898	470,169
First Bancorp (Quotrix Stock Exchange)	105,149	969,474
First Bancorp, Inc. (The)	6,320	160,528
First Bancshares, Inc. (The)	9,227	284,930
First Bank	9,830	92,205
First Busey Corp.	23,375	503,731
First Business Financial Services, Inc.	4,672	86,012
First Capital, Inc. (x)	1,946	117,850
First Choice Bancorp	7,052	130,391
First Commonwealth Financial Corp.	47,824	523,195
First Community Bankshares, Inc.	9,091	196,184
First Community Corp.	2,488	42,271
First Financial Bancorp	51,506	902,900
First Financial Bankshares, Inc.	66,510	2,405,999
First Financial Corp.	5,821	226,146
First Foundation, Inc.	15,769	315,380
First Guaranty Bancshares, Inc.	2,598	46,166
First Internet Bancorp	4,809	138,211
First Interstate BancSystem, Inc., Class A	22,059	899,345
First Merchants Corp.	28,214	1,055,486
First Mid Bancshares, Inc.	7,122	239,727
First Midwest Bancorp, Inc.	58,836	936,669
First Northwest Bancorp	4,559	71,120
First of Long Island Corp. (The)	11,430	204,025
First Savings Financial Group, Inc.	705	45,825
First United Corp.	2,618	40,579
First Western Financial, Inc.*	2,186	42,780
Flushing Financial Corp.	14,061	233,975
FNCB Bancorp, Inc.	8,094	51,802
Franklin Financial Services Corp.	2,534	68,494
Fulton Financial Corp.	80,483	1,023,744
FVCBankcorp, Inc.*	7,759	114,057
German American Bancorp, Inc.	10,545	348,934
Glacier Bancorp, Inc.	50,010	2,300,960
Great Southern Bancorp, Inc.	4,431	216,676
Great Western Bancorp, Inc.	27,617	577,195
Guaranty Bancshares, Inc.	3,998	119,740
Hancock Whitney Corp.	44,999	1,530,866
Hanmi Financial Corp.	14,058	159,418
HarborOne Bancorp, Inc.	23,770	258,142
Hawthorn Bancshares, Inc.	3,355	73,474
HBT Financial, Inc.	6,292	95,324
Heartland Financial USA, Inc.	17,570	709,301
Heritage Commerce Corp.	23,009	204,090
Heritage Financial Corp.	15,865	371,082
Hilltop Holdings, Inc.	36,099	993,083
Home BancShares, Inc.	80,117	1,560,679
HomeTrust Bancshares, Inc.	7,679	148,281
Hope Bancorp, Inc.	63,534	693,156
Horizon Bancorp, Inc.	20,162	319,769
Howard Bancorp, Inc.*	9,781	115,514
Independent Bank Corp./MA	17,118	1,250,299
Independent Bank Corp./MI	11,276	208,268
Independent Bank Group, Inc.	19,594	1,225,017
International Bancshares Corp.	27,303	1,022,224
Investar Holding Corp.	6,058	100,199
Investors Bancorp, Inc.	121,969	1,287,993
Lakeland Bancorp, Inc.	21,230	269,621
Lakeland Financial Corp.	11,810	632,780
Landmark Bancorp, Inc.	1,255	28,671
LCNB Corp.	7,730	113,554
Level One Bancorp, Inc.	3,885	78,594
Limestone Bancorp, Inc. (x)*	1,930	24,241
Live Oak Bancshares, Inc.	14,070	667,762
Macatawa Bank Corp.	18,748	156,921
Mackinac Financial Corp.	4,646	59,283
MainStreet Bancshares, Inc.*	4,149	70,160
Mercantile Bank Corp.	7,009	190,435
Meridian Corp.	1,815	37,752
Metrocity Bankshares, Inc.	7,469	107,703
Metropolitan Bank Holding Corp.*	4,196	152,189
Mid Penn Bancorp, Inc.	4,617	101,112
Middlefield Banc Corp. (x)	2,398	53,955
Midland States Bancorp, Inc.	11,217	200,448
MidWestOne Financial Group, Inc.	7,047	172,651
MVB Financial Corp.	5,366	121,701
National Bank Holdings Corp., Class A	14,116	462,440
National Bankshares, Inc.	4,196	131,377
NBT Bancorp, Inc.	22,427	719,907
Nicolet Bankshares, Inc.*	4,486	297,646
Northeast Bank	4,407	99,246
Northrim BanCorp, Inc.	3,906	132,609
Norwood Financial Corp.	3,253	85,131
Oak Valley Bancorp	3,854	64,053
OceanFirst Financial Corp.	29,477	549,157
OFG Bancorp	25,323	469,488
Ohio Valley Banc Corp.	2,561	60,440
Old National Bancorp	85,795	1,420,765
Old Second Bancorp, Inc.	18,255	184,376

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Origin Bancorp, Inc.	10,300	$286,031
Orrstown Financial Services, Inc.	6,345	105,010
Pacific Premier Bancorp, Inc.	42,602	1,334,721
Park National Corp.	7,116	747,251
Parke Bancorp, Inc.	7,043	109,871
Partners Bancorp (x)	2,998	19,487
PCB Bancorp	8,643	87,381
Peapack-Gladstone Financial Corp.	8,464	192,641
Penns Woods Bancorp, Inc.	3,882	100,971
Peoples Bancorp of North Carolina, Inc.	2,884	66,390
Peoples Bancorp, Inc.	8,362	226,527
Peoples Financial Services Corp.	4,169	153,252
Plumas Bancorp	1,882	44,227
Preferred Bank	5,233	264,110
Premier Financial Bancorp, Inc.	9,120	121,205
Professional Holding Corp., Class A*	4,836	74,619
QCR Holdings, Inc.	6,621	262,125
RBB Bancorp	10,659	163,935
Red River Bancshares, Inc.	2,924	144,884
Reliant Bancorp, Inc.	8,318	154,881
Renasant Corp.	27,538	927,480
Republic Bancorp, Inc., Class A	5,403	194,886
Republic First Bancorp, Inc.*	26,307	74,975
Richmond Mutual BanCorp, Inc.	4,847	66,210
S&T Bancorp, Inc.	20,266	503,407
Salisbury Bancorp, Inc.	1,027	38,276
Sandy Spring Bancorp, Inc.	23,480	755,821
SB Financial Group, Inc.	2,709	49,521
Seacoast Banking Corp. of Florida*	26,182	771,060
Select Bancorp, Inc.*	10,490	99,340
ServisFirst Bancshares, Inc.	25,217	1,015,993
Shore Bancshares, Inc.	6,567	95,878
Sierra Bancorp	8,208	196,335
Silvergate Capital Corp., Class A*	7,914	588,089
Simmons First National Corp., Class A	56,458	1,218,928
SmartFinancial, Inc.	8,896	161,373
South Plains Financial, Inc.	6,926	131,248
South State Corp.	36,836	2,663,243
Southern First Bancshares, Inc.*	4,606	162,822
Southern National Bancorp of Virginia, Inc.	9,953	120,531
Southside Bancshares, Inc.	16,877	523,693
Spirit of Texas Bancshares, Inc.	8,631	145,001
Stock Yards Bancorp, Inc.	10,148	410,791
Summit Financial Group, Inc.	7,523	166,108
Texas Capital Bancshares, Inc.*	26,794	1,594,243
Tompkins Financial Corp.	7,350	518,910
Towne Bank	35,428	831,849
TriCo Bancshares	13,628	480,796
TriState Capital Holdings, Inc.*	13,148	228,775
Triumph Bancorp, Inc.*	11,847	575,172
Trustmark Corp.	31,485	859,855
UMB Financial Corp.	22,536	1,554,759
United Bankshares, Inc.	65,916	2,135,678
United Community Banks, Inc.	40,090	1,140,160
United Security Bancshares	8,007	56,449
Unity Bancorp, Inc.	5,047	88,575
Univest Financial Corp.	10,586	217,860
Valley National Bancorp	206,244	2,010,879
Veritex Holdings, Inc.	24,640	632,262
Washington Trust Bancorp, Inc.	6,520	292,096
WesBanco, Inc.	34,411	1,030,954
West BanCorp, Inc.	9,309	179,664
Westamerica Bancorp	13,110	724,852

		98,252,710

Capital Markets (1.4%)
Artisan Partners Asset Management, Inc., Class A	29,084	1,464,089
Assetmark Financial Holdings, Inc.*	7,695	186,219
Associated Capital Group, Inc., Class A	2,138	75,087
B Riley Financial, Inc.	7,058	312,105
BGC Partners, Inc., Class A	160,839	643,356
Blucora, Inc.*	19,184	305,217
Brightsphere Investment Group, Inc.	32,314	623,014
Cohen & Steers, Inc.	12,653	940,118
Cowen, Inc., Class A	8,713	226,451
Diamond Hill Investment Group, Inc.	1,509	225,248
Donnelley Financial Solutions, Inc.*	12,247	207,832
Federated Hermes, Inc., Class B	48,628	1,404,863
Focus Financial Partners, Inc., Class A*	16,673	725,276
GAMCO Investors, Inc., Class A	5,236	92,887
Greenhill & Co., Inc.	9,810	119,093
Hamilton Lane, Inc., Class A	16,308	1,272,839
Houlihan Lokey, Inc.	26,936	1,810,907
Moelis & Co., Class A	27,597	1,290,436
Oppenheimer Holdings, Inc., Class A	5,082	159,727
Piper Sandler Cos.	8,660	873,794
PJT Partners, Inc., Class A	13,203	993,526
Pzena Investment Management, Inc., Class A	17,061	124,545
Safeguard Scientifics, Inc.*	9,044	57,701
Sculptor Capital Management, Inc.	10,930	166,136
Siebert Financial Corp. (x)*	7,217	30,311
Silvercrest Asset Management Group, Inc., Class A	4,769	66,241
StepStone Group, Inc., Class A*	6,711	267,098
Stifel Financial Corp.	52,670	2,657,703
StoneX Group, Inc.*	8,311	481,207
Value Line, Inc.	1,888	62,247
Virtus Investment Partners, Inc.	3,754	814,618
Waddell & Reed Financial, Inc., Class A	32,800	835,416
Westwood Holdings Group, Inc.	5,628	81,606
WisdomTree Investments, Inc.	62,114	332,310

		19,929,223

Consumer Finance (0.7%)
Atlanticus Holdings Corp.*	1,858	45,763
Curo Group Holdings Corp.	6,514	93,346

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Encore Capital Group, Inc.*	16,845	$656,113
Enova International, Inc.*	16,438	407,169
EZCORP, Inc., Class A*	27,022	129,435
FirstCash, Inc.	21,420	1,500,257
Green Dot Corp., Class A*	26,668	1,488,074
LendingClub Corp.*	24,809	261,983
Navient Corp.	94,923	932,144
Nelnet, Inc., Class A	8,554	609,387
Oportun Financial Corp.*	8,969	173,729
PRA Group, Inc.*	23,338	925,585
PROG Holdings, Inc.	34,817	1,875,592
Regional Management Corp.	4,053	121,023
World Acceptance Corp. (x)*	1,488	152,103

		9,371,703

Diversified Financial Services (0.2%)
Alerus Financial Corp.	6,745	184,611
A-Mark Precious Metals, Inc.	1,926	49,402
Banco Latinoamericano de Comercio Exterior SA, Class E	15,833	250,636
Cannae Holdings, Inc.*	45,215	2,001,668
GWG Holdings, Inc. (x)*	3,291	23,004
Marlin Business Services Corp.	4,850	59,364
SWK Holdings Corp. (x)*	2,058	29,615

		2,598,300

Insurance (1.9%)
Ambac Financial Group, Inc.*	16,158	248,510
American Equity Investment Life Holding Co.	48,358	1,337,582
AMERISAFE, Inc.	9,574	549,835
Argo Group International Holdings Ltd.	16,579	724,502
BRP Group, Inc., Class A*	19,689	590,079
Citizens, Inc. (x)*	28,504	163,328
CNO Financial Group, Inc.	72,866	1,619,811
Crawford & Co., Class A	10,660	78,778
Donegal Group, Inc., Class A	7,274	102,345
eHealth, Inc.*	13,059	922,096
Employers Holdings, Inc.	14,799	476,380
Enstar Group Ltd.*	6,264	1,283,431
FBL Financial Group, Inc., Class A	3,860	202,689
FedNat Holding Co.	8,722	51,634
Genworth Financial, Inc., Class A*	260,553	984,890
Goosehead Insurance, Inc., Class A	6,515	812,811
Greenlight Capital Re Ltd., Class A (x)*	19,662	143,729
HCI Group, Inc.	3,254	170,184
Heritage Insurance Holdings, Inc.	13,208	133,797
Horace Mann Educators Corp.	21,671	911,049
Independence Holding Co.	3,512	143,992
Investors Title Co.	823	125,919
James River Group Holdings Ltd.	15,011	737,791
Kinsale Capital Group, Inc.	11,037	2,208,835
MBIA, Inc.*	24,245	159,532
National General Holdings Corp.	34,768	1,188,370
National Western Life Group, Inc., Class A	1,204	248,554
NI Holdings, Inc.*	6,479	106,385
Palomar Holdings, Inc.*	10,119	898,972
ProAssurance Corp.	26,859	477,822
ProSight Global, Inc.*	3,230	41,441
Protective Insurance Corp., Class B	6,686	91,665
RLI Corp.	20,719	2,157,884
Safety Insurance Group, Inc.	7,612	592,975
Selective Insurance Group, Inc.	31,043	2,079,260
Selectquote, Inc. (x)*	10,697	221,963
State Auto Financial Corp.	8,867	157,301
Stewart Information Services Corp.	13,365	646,331
Third Point Reinsurance Ltd.*	29,743	283,153
Tiptree, Inc.	14,407	72,323
Trean Insurance Group, Inc.*	3,215	42,117
Trupanion, Inc.*	15,615	1,869,272
United Fire Group, Inc.	8,763	219,951
United Insurance Holdings Corp.	13,946	79,771
Universal Insurance Holdings, Inc.	14,756	222,963
Vericity, Inc.*	772	7,728
Watford Holdings Ltd.*	7,715	266,939

		26,856,669

Mortgage Real Estate Investment Trusts (REITs) (1.1%)
Anworth Mortgage Asset Corp. (REIT)	33,893	91,850
Apollo Commercial Real Estate Finance, Inc. (REIT)	70,207	784,212
Arbor Realty Trust, Inc. (REIT)	58,257	826,084
Ares Commercial Real Estate Corp. (REIT)	11,144	132,725
Arlington Asset Investment Corp. (REIT), Class A*	24,173	91,374
ARMOUR Residential REIT, Inc. (REIT)	26,243	283,162
Blackstone Mortgage Trust, Inc. (REIT), Class A	70,629	1,944,416
Broadmark Realty Capital, Inc. (REIT)	67,631	689,836
Capstead Mortgage Corp. (REIT)	41,900	243,439
Cherry Hill Mortgage Investment Corp. (REIT)	12,312	112,532
Chimera Investment Corp. (REIT)	98,374	1,008,333
Colony Credit Real Estate, Inc. (REIT)	35,636	267,270
Dynex Capital, Inc. (REIT)	8,154	145,141
Ellington Financial, Inc. (REIT)	17,989	266,957
Ellington Residential Mortgage REIT (REIT) (x)	3,689	48,105
Granite Point Mortgage Trust, Inc. (REIT)	23,713	236,893
Great Ajax Corp. (REIT)	13,849	144,860
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	38,251	2,426,261
Invesco Mortgage Capital, Inc. (REIT) (x)	61,761	208,752
KKR Real Estate Finance Trust, Inc. (REIT)	11,330	203,034
Ladder Capital Corp. (REIT)	52,509	513,538
MFA Financial, Inc. (REIT)	241,066	937,747
New York Mortgage Trust, Inc. (REIT)	184,793	681,886

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Orchid Island Capital, Inc. (REIT) (x)	31,809	$166,043
PennyMac Mortgage Investment Trust (REIT)‡	51,670	908,875
Ready Capital Corp. (REIT)	20,398	253,955
Redwood Trust, Inc. (REIT)	58,536	513,946
TPG RE Finance Trust, Inc. (REIT)	20,880	221,746
Two Harbors Investment Corp. (REIT)	145,470	926,644
Western Asset Mortgage Capital Corp. (REIT) (x)	23,064	75,189

		15,354,805

Thrifts & Mortgage Finance (1.5%)
Axos Financial, Inc.*	29,702	1,114,716
Bogota Financial Corp.*	2,992	26,659
Bridgewater Bancshares, Inc.*	12,498	156,100
Capitol Federal Financial, Inc.	65,483	818,538
Columbia Financial, Inc.*	19,058	296,543
ESSA Bancorp, Inc.	4,859	72,885
Essent Group Ltd.	57,067	2,465,294
Federal Agricultural Mortgage Corp., Class C	3,791	281,482
Flagstar Bancorp, Inc.	23,893	973,879
FS Bancorp, Inc.	2,071	113,491
Greene County Bancorp, Inc.	2,928	74,635
Hingham Institution For Savings (The)	756	163,296
Home Bancorp, Inc.	4,056	113,527
HomeStreet, Inc.	8,297	280,024
Kearny Financial Corp.	33,493	353,686
Luther Burbank Corp.	13,581	133,094
Merchants Bancorp	5,169	142,819
Meridian Bancorp, Inc.	21,234	316,599
Meta Financial Group, Inc.	17,357	634,572
MMA Capital Holdings, Inc.*	2,542	62,533
Mr Cooper Group, Inc.*	39,138	1,214,452
NMI Holdings, Inc., Class A*	43,046	974,992
Northfield Bancorp, Inc.	22,679	279,632
Northwest Bancshares, Inc.	59,307	755,571
Oconee Federal Financial Corp. (x)	471	11,916
OP Bancorp	8,186	63,032
PCSB Financial Corp.	9,198	146,616
PDL Community Bancorp*	6,831	71,794
PennyMac Financial Services, Inc.‡	23,194	1,521,990
Pioneer Bancorp, Inc.*	5,782	61,116
Premier Financial Corp.	16,023	368,529
Provident Bancorp, Inc.	8,292	99,504
Provident Financial Holdings, Inc.	3,348	52,597
Provident Financial Services, Inc.	38,391	689,502
Prudential Bancorp, Inc.	4,208	58,281
Radian Group, Inc.	103,937	2,104,724
Riverview Bancorp, Inc.	13,514	71,084
Security National Financial Corp., Class A*	3,221	26,895
Southern Missouri Bancorp, Inc.	4,778	145,442
Standard AVB Financial Corp.	1,344	43,801
Sterling Bancorp, Inc.	11,586	52,600
Territorial Bancorp, Inc.	4,859	116,762
Timberland Bancorp, Inc.	4,785	116,084
TrustCo Bank Corp.	37,065	247,224
Walker & Dunlop, Inc.	15,017	1,381,864
Washington Federal, Inc.	39,261	1,010,578
Waterstone Financial, Inc.	11,164	210,106
Western New England Bancorp, Inc.	15,648	107,815
WSFS Financial Corp.	24,553	1,101,939

		21,700,814

Total Financials		194,064,224

Health Care (19.0%)
Biotechnology (10.1%)
89bio, Inc.*	5,115	124,653
Abeona Therapeutics, Inc.*	46,022	72,255
ADMA Biologics, Inc. (x)*	22,032	42,962
Adverum Biotechnologies, Inc.*	42,561	461,361
Aeglea BioTherapeutics, Inc.*	17,018	133,932
Affimed NV*	48,274	280,955
Agenus, Inc.*	77,187	245,455
Akebia Therapeutics, Inc.*	55,945	156,646
Akero Therapeutics, Inc.*	6,887	177,685
Akouos, Inc. (x)*	5,614	111,326
Albireo Pharma, Inc.*	9,428	353,644
Alector, Inc.*	23,821	360,412
Aligos Therapeutics, Inc. (x)*	3,450	95,392
Allakos, Inc.*	13,453	1,883,420
Allogene Therapeutics, Inc.*	27,250	687,790
Allovir, Inc. (x)*	6,111	234,907
ALX Oncology Holdings, Inc. (x)*	4,942	426,000
Amicus Therapeutics, Inc.*	135,795	3,135,507
AnaptysBio, Inc.*	11,686	251,249
Anavex Life Sciences Corp. (x)*	29,765	160,731
Anika Therapeutics, Inc.*	6,441	291,520
Annexon, Inc. (x)*	5,707	142,846
Apellis Pharmaceuticals, Inc.*	31,507	1,802,200
Applied Genetic Technologies Corp. (x)*	10,414	42,593
Applied Molecular Transport, Inc. (x)*	4,822	148,373
Applied Therapeutics, Inc.*	6,293	138,509
Aprea Therapeutics, Inc.*	4,603	22,647
Aptinyx, Inc. (x)*	10,592	36,648
Aravive, Inc. (x)*	5,070	28,595
Arcturus Therapeutics Holdings, Inc.*	11,258	488,372
Arcus Biosciences, Inc.*	21,685	562,943
Arcutis Biotherapeutics, Inc.*	8,714	245,125
Ardelyx, Inc.*	38,593	249,697
Arena Pharmaceuticals, Inc.*	30,428	2,337,783
Arrowhead Pharmaceuticals, Inc.*	51,155	3,925,123
Assembly Biosciences, Inc.*	16,166	97,804
Atara Biotherapeutics, Inc.*	37,377	733,711
Athenex, Inc.*	31,354	346,775
Athersys, Inc. (x)*	111,764	195,587
Atreca, Inc., Class A*	15,012	242,444
AVEO Pharmaceuticals, Inc. (x)*	8,240	47,545
Avid Bioservices, Inc.*	35,097	405,019
Avidity Biosciences, Inc.*	5,558	141,840
Avrobio, Inc.*	16,221	226,121
Axcella Health, Inc.*	5,620	29,168

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Aziyo Biologics, Inc., Class A (x)*	805	$10,972
Beam Therapeutics, Inc. (x)*	20,060	1,637,698
Beyondspring, Inc. (x)*	9,800	119,560
BioCryst Pharmaceuticals, Inc. (x)*	90,001	670,507
Biohaven Pharmaceutical Holding Co. Ltd.*	25,377	2,175,063
Bioxcel Therapeutics, Inc.*	6,114	282,467
Black Diamond Therapeutics, Inc.*	8,157	261,432
Blueprint Medicines Corp.*	28,927	3,244,163
BrainStorm Cell Therapeutics, Inc. (x)*	17,821	80,640
Bridgebio Pharma, Inc. (x)*	37,794	2,687,531
C4 Therapeutics, Inc. (x)*	3,724	123,376
Cabaletta Bio, Inc.*	3,564	44,479
Calithera Biosciences, Inc.*	36,534	179,382
Calyxt, Inc. (x)*	7,192	30,350
CareDx, Inc.*	24,514	1,776,039
CASI Pharmaceuticals, Inc.*	44,413	131,018
Catabasis Pharmaceuticals, Inc. (x)*	7,841	16,780
Catalyst Biosciences, Inc.*	7,836	49,445
Catalyst Pharmaceuticals, Inc.*	53,908	180,053
Cellular Biomedicine Group, Inc. (x)*	9,071	166,725
CEL-SCI Corp. (x)*	18,027	210,195
Centogene NV*	3,217	34,679
Checkmate Pharmaceuticals, Inc. (x)*	2,371	34,593
Checkpoint Therapeutics, Inc. (x)*	17,302	45,850
ChemoCentryx, Inc.*	25,375	1,571,220
Chimerix, Inc.*	19,944	96,330
Chinook Therapeutics, Inc.*	9,101	144,342
Cidara Therapeutics, Inc. (x)*	13,929	27,858
Clovis Oncology, Inc. (x)*	44,101	211,685
Codiak Biosciences, Inc. (x)*	2,261	73,030
Cohbar, Inc. (m)*	9,406	12,604
Coherus Biosciences, Inc.*	30,008	521,539
Concert Pharmaceuticals, Inc.*	17,563	221,996
Constellation Pharmaceuticals, Inc.*	14,140	407,232
ContraFect Corp. (x)*	9,334	47,137
Corbus Pharmaceuticals Holdings, Inc. (x)*	27,390	34,237
Cortexyme, Inc. (x)*	6,047	167,986
Crinetics Pharmaceuticals, Inc.*	14,022	197,850
Cue Biopharma, Inc.*	14,426	180,469
Cyclerion Therapeutics, Inc.*	9,342	28,587
Cytokinetics, Inc.*	33,761	701,554
CytomX Therapeutics, Inc.*	28,872	189,112
Deciphera Pharmaceuticals, Inc.*	19,804	1,130,214
Denali Therapeutics, Inc.*	33,002	2,764,248
DermTech, Inc.*	3,449	111,886
Dicerna Pharmaceuticals, Inc.*	34,055	750,232
Dyadic International, Inc. (x)*	10,095	54,311
Dynavax Technologies Corp. (x)*	56,158	249,903
Dyne Therapeutics, Inc.*	4,776	100,296
Eagle Pharmaceuticals, Inc.*	4,608	214,595
Editas Medicine, Inc. (x)*	32,961	2,310,896
Eidos Therapeutics, Inc.*	6,028	793,164
Eiger BioPharmaceuticals, Inc.*	14,320	175,993
Emergent BioSolutions, Inc.*	23,983	2,148,877
Enanta Pharmaceuticals, Inc.*	9,012	379,405
Enochian Biosciences, Inc. (x)*	5,790	17,080
Epizyme, Inc.*	48,244	523,930
Esperion Therapeutics, Inc. (x)*	12,879	334,854
Evelo Biosciences, Inc. (x)*	9,245	111,772
Exicure, Inc.*	24,872	44,023
Fate Therapeutics, Inc.*	36,257	3,296,849
Fennec Pharmaceuticals, Inc.*	9,007	67,102
FibroGen, Inc.*	43,271	1,604,921
Five Prime Therapeutics, Inc.*	10,985	186,855
Flexion Therapeutics, Inc.*	23,837	275,079
Foghorn Therapeutics, Inc.*	2,475	50,168
Forma Therapeutics Holdings, Inc.*	8,933	311,762
Fortress Biotech, Inc.*	23,793	75,424
Frequency Therapeutics, Inc. (x)*	9,483	334,371
G1 Therapeutics, Inc.*	16,211	291,636
Galectin Therapeutics, Inc. (x)*	16,361	36,649
Galera Therapeutics, Inc.*	3,421	34,997
Generation Bio Co.*	4,744	134,492
Genprex, Inc. (x)*	11,896	49,368
Geron Corp. (x)*	136,014	216,262
GlycoMimetics, Inc.*	14,042	52,798
Gossamer Bio, Inc.*	27,114	262,192
Gritstone Oncology, Inc.*	20,423	80,467
Halozyme Therapeutics, Inc.*	70,541	3,012,806
Harpoon Therapeutics, Inc. (x)*	8,169	135,687
Heron Therapeutics, Inc.*	45,034	953,145
Homology Medicines, Inc.*	19,440	219,478
Hookipa Pharma, Inc.*	5,016	55,627
iBio, Inc. (x)*	55,197	57,957
Ideaya Biosciences, Inc.*	11,179	156,506
IGM Biosciences, Inc. (x)*	3,909	345,126
Immunic, Inc. (x)*	2,299	35,152
ImmunoGen, Inc.*	89,327	576,159
Immunome, Inc.*	756	7,318
Immunovant, Inc.*	18,559	857,240
Inhibrx, Inc. (x)*	2,902	95,679
Inovio Pharmaceuticals, Inc. (x)*	79,486	703,451
Inozyme Pharma, Inc. (x)*	3,172	65,470
Insmed, Inc.*	53,693	1,787,440
Intellia Therapeutics, Inc.*	24,428	1,328,883
Intercept Pharmaceuticals, Inc.*	13,645	337,031
Invitae Corp. (x)*	60,557	2,531,888
Ironwood Pharmaceuticals, Inc.*	82,644	941,315
iTeos Therapeutics, Inc.*	4,152	140,421
IVERIC bio, Inc.*	43,523	300,744
Jounce Therapeutics, Inc.*	6,825	47,775
Kadmon Holdings, Inc.*	88,556	367,507
KalVista Pharmaceuticals, Inc.*	7,622	144,742
Karuna Therapeutics, Inc.*	8,444	857,826
Karyopharm Therapeutics, Inc. (x)*	37,716	583,844
Keros Therapeutics, Inc.*	5,915	417,244
Kezar Life Sciences, Inc.*	30,057	156,898
Kindred Biosciences, Inc.*	15,351	66,163
Kiniksa Pharmaceuticals Ltd., Class A*	15,123	267,223
Kodiak Sciences, Inc.*	16,428	2,413,437
Kronos Bio, Inc.*	5,126	153,114
Krystal Biotech, Inc.*	6,778	406,680
Kura Oncology, Inc.*	30,871	1,008,247

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Kymera Therapeutics, Inc. (x)*	5,127	$317,874
La Jolla Pharmaceutical Co. (x)*	6,318	24,514
Lexicon Pharmaceuticals, Inc. (x)*	26,941	92,138
Ligand Pharmaceuticals, Inc. (x)*	7,842	779,887
LogicBio Therapeutics, Inc. (x)*	5,319	40,584
MacroGenics, Inc.*	27,580	630,479
Madrigal Pharmaceuticals, Inc. (x)*	4,446	494,262
Magenta Therapeutics, Inc.*	15,330	120,187
MannKind Corp.*	84,918	265,793
Marker Therapeutics, Inc. (x)*	11,244	16,304
MediciNova, Inc. (x)*	17,344	91,229
MEI Pharma, Inc.*	56,240	148,474
MeiraGTx Holdings plc*	12,227	185,117
Mersana Therapeutics, Inc.*	27,910	742,685
Metacrine, Inc.*	2,390	18,785
Minerva Neurosciences, Inc.*	12,341	28,878
Mirati Therapeutics, Inc.*	21,966	4,824,612
Mirum Pharmaceuticals, Inc.*	4,854	84,751
Molecular Templates, Inc.*	14,409	135,301
Morphic Holding, Inc. (x)*	9,602	322,147
Mustang Bio, Inc.*	11,499	43,524
Myriad Genetics, Inc.*	36,372	719,256
NantKwest, Inc. (x)*	20,191	269,146
Natera, Inc.*	38,951	3,876,404
Neoleukin Therapeutics, Inc.*	16,419	231,508
NeuBase Therapeutics, Inc.*	4,617	32,273
NeuroBo Pharmaceuticals, Inc. (x)*	2,325	12,206
NextCure, Inc. (x)*	4,878	53,170
Nkarta, Inc. (x)*	8,179	502,763
Novavax, Inc. (x)*	31,855	3,552,151
Nurix Therapeutics, Inc. (x)*	4,298	141,318
Nymox Pharmaceutical Corp.*	16,361	40,575
Oncocyte Corp. (x)*	24,550	58,674
Oncorus, Inc. (x)*	2,282	73,777
OPKO Health, Inc. (x)*	203,457	803,655
Organogenesis Holdings, Inc.*	18,476	139,124
Orgenesis, Inc.*	7,210	32,445
ORIC Pharmaceuticals, Inc.*	10,177	344,491
Ovid therapeutics, Inc. (x)*	28,792	66,510
Oyster Point Pharma, Inc.*	5,265	99,087
Pandion Therapeutics, Inc. (x)*	2,381	35,358
Passage Bio, Inc.*	11,319	289,427
PDL BioPharma, Inc. (r)*	24,135	59,613
PhaseBio Pharmaceuticals, Inc. (x)*	6,069	20,392
Pieris Pharmaceuticals, Inc.*	19,925	49,812
PMV Pharmaceuticals, Inc. (x)*	4,863	299,123
Poseida Therapeutics, Inc. (x)*	4,061	44,549
Praxis Precision Medicines, Inc. (x)*	3,942	216,889
Precigen, Inc. (x)*	31,278	319,036
Precision BioSciences, Inc.*	27,651	230,609
Prelude Therapeutics, Inc. (x)*	4,804	343,726
Prevail Therapeutics, Inc.*	11,444	264,013
Protagonist Therapeutics, Inc.*	16,603	334,716
Protara Therapeutics, Inc.*	841	20,361
Prothena Corp. plc*	17,035	204,590
PTC Therapeutics, Inc.*	32,517	1,984,513
Puma Biotechnology, Inc.*	17,688	181,479
Radius Health, Inc.*	21,944	391,920
RAPT Therapeutics, Inc.*	6,222	122,884
REGENXBIO, Inc.*	18,125	822,150
Relay Therapeutics, Inc. (x)*	17,024	707,517
Replimune Group, Inc.*	13,665	521,320
REVOLUTION Medicines, Inc.*	19,755	782,100
Rhythm Pharmaceuticals, Inc.*	16,123	479,337
Rigel Pharmaceuticals, Inc.*	86,179	301,627
Rocket Pharmaceuticals, Inc.*	16,834	923,177
Rubius Therapeutics, Inc. (x)*	29,041	220,421
Sangamo Therapeutics, Inc.*	56,575	882,853
Savara, Inc.*	21,660	24,909
Scholar Rock Holding Corp.*	12,391	601,335
Selecta Biosciences, Inc. (x)*	36,217	109,738
Seres Therapeutics, Inc.*	25,910	634,795
Shattuck Labs, Inc. (x)*	4,685	245,541
Soleno Therapeutics, Inc.*	22,547	43,516
Solid Biosciences, Inc. (x)*	8,566	64,930
Sorrento Therapeutics, Inc. (x)*	120,680	823,641
Spectrum Pharmaceuticals, Inc.*	68,023	231,958
Spero Therapeutics, Inc. (x)*	7,375	143,001
SpringWorks Therapeutics, Inc.*	12,233	887,137
Spruce Biosciences, Inc. (x)*	2,259	54,916
SQZ Biotechnologies Co. (x)*	1,455	42,166
Stoke Therapeutics, Inc.*	6,001	371,642
Sutro Biopharma, Inc.*	13,842	300,510
Syndax Pharmaceuticals, Inc.*	14,108	313,762
Syros Pharmaceuticals, Inc.*	20,444	221,817
Taysha Gene Therapies, Inc.*	2,725	72,322
TCR2 Therapeutics, Inc.*	11,112	343,694
TG Therapeutics, Inc.*	59,326	3,086,139
Translate Bio, Inc.*	35,635	656,753
Travere Therapeutics, Inc.*	24,521	668,320
Turning Point Therapeutics, Inc.*	18,984	2,313,200
Twist Bioscience Corp.*	16,885	2,385,682
Tyme Technologies, Inc. (x)*	40,658	49,603
Ultragenyx Pharmaceutical, Inc.*	31,789	4,400,551
UNITY Biotechnology, Inc. (x)*	22,422	117,491
UroGen Pharma Ltd. (x)*	10,421	187,786
Vanda Pharmaceuticals, Inc.*	27,067	355,660
Vaxart, Inc. (x)*	16,076	91,794
Vaxcyte, Inc. (x)*	8,854	235,251
VBI Vaccines, Inc. (x)*	105,034	288,844
Veracyte, Inc.*	30,004	1,468,396
Verastem, Inc. (x)*	121,292	258,352
Vericel Corp. (x)*	23,219	717,003
Viela Bio, Inc.*	10,980	394,951
Viking Therapeutics, Inc. (x)*	41,436	233,285
Vir Biotechnology, Inc. (x)*	26,912	720,703
Voyager Therapeutics, Inc.*	14,669	104,883
vTv Therapeutics, Inc., Class A (x)*	3,989	7,420
X4 Pharmaceuticals, Inc.*	6,466	41,576
XBiotech, Inc. (x)*	10,542	164,982
Xencor, Inc.*	27,953	1,219,589
XOMA Corp.*	2,511	110,810
Y-mAbs Therapeutics, Inc.*	15,211	753,097
Zentalis Pharmaceuticals, Inc.*	14,708	763,934
ZIOPHARM Oncology, Inc. (x)*	102,635	258,640

		141,560,924

Health Care Equipment & Supplies (3.1%)
Accelerate Diagnostics, Inc. (x)*	17,707	134,219
Accuray, Inc.*	39,623	165,228

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Acutus Medical, Inc.*	3,805	$109,622
Alphatec Holdings, Inc.*	20,395	296,135
AngioDynamics, Inc.*	19,410	297,555
Antares Pharma, Inc.*	84,800	338,352
Apyx Medical Corp.*	12,497	89,978
Aspira Women’s Health, Inc. (x)*	46,700	313,357
AtriCure, Inc.*	22,631	1,259,868
Atrion Corp.	719	461,771
Avanos Medical, Inc.*	25,238	1,157,919
Axogen, Inc.*	19,400	347,260
Axonics Modulation Technologies, Inc. (x)*	16,339	815,643
Bellerophon Therapeutics, Inc. (x)*	1,685	11,239
Beyond Air, Inc. (x)*	5,036	26,540
BioLife Solutions, Inc.*	9,173	365,911
BioSig Technologies, Inc. (x)*	9,019	35,174
Cantel Medical Corp.	20,060	1,581,932
Cardiovascular Systems, Inc.*	18,930	828,377
Cerus Corp.*	84,707	586,172
Chembio Diagnostics, Inc. (x)*	7,381	35,060
Co-Diagnostics, Inc. (x)*	13,230	123,039
CONMED Corp.	14,477	1,621,424
CryoLife, Inc.*	18,677	440,964
CryoPort, Inc. (x)*	17,476	766,847
Cutera, Inc.*	6,775	163,345
CytoSorbents Corp.*	25,110	200,127
Eargo, Inc. (x)*	2,820	126,392
Electromed, Inc.*	2,866	28,115
ESC Co. (r)*	21,143	—
FONAR Corp.*	2,652	46,039
GenMark Diagnostics, Inc.*	34,796	508,022
Glaukos Corp.*	21,475	1,616,208
Heska Corp.*	3,219	468,847
Inari Medical, Inc.*	4,126	360,159
Inogen, Inc.*	8,680	387,822
Integer Holdings Corp.*	17,369	1,410,189
IntriCon Corp.*	4,014	72,653
Invacare Corp.	12,735	113,978
iRadimed Corp.*	5,014	114,319
iRhythm Technologies, Inc.*	14,818	3,514,978
Lantheus Holdings, Inc.*	34,046	459,281
LeMaitre Vascular, Inc.	7,359	298,039
LENSAR, Inc.*	3,334	24,171
LivaNova plc*	25,908	1,715,369
Meridian Bioscience, Inc.*	21,221	396,620
Merit Medical Systems, Inc.*	28,146	1,562,384
Mesa Laboratories, Inc.	2,495	715,167
Milestone Scientific, Inc.*	15,813	33,524
Misonix, Inc.*	4,917	61,462
Natus Medical, Inc.*	16,484	330,339
Nemaura Medical, Inc. (x)*	3,163	11,924
Neogen Corp.*	27,893	2,211,915
Nevro Corp.*	17,765	3,075,121
NuVasive, Inc.*	26,629	1,500,012
OraSure Technologies, Inc.*	35,703	377,916
Orthofix Medical, Inc.*	8,824	379,255
OrthoPediatrics Corp.*	5,119	211,159
Outset Medical, Inc.*	3,341	189,902
PAVmed, Inc. (x)*	13,995	29,669
Pulmonx Corp. (x)*	3,989	275,321
Pulse Biosciences, Inc. (x)*	11,753	280,427
Quotient Ltd.*	32,993	171,894
Repro-Med Systems, Inc.*	11,725	70,584
Retractable Technologies, Inc. (x)*	5,732	61,562
Rockwell Medical, Inc. (x)*	27,371	27,645
SeaSpine Holdings Corp.*	16,680	291,066
Shockwave Medical, Inc.*	14,913	1,546,776
SI-BONE, Inc.*	14,064	420,514
Sientra, Inc.*	36,857	143,374
Silk Road Medical, Inc.*	15,360	967,373
Soliton, Inc. (x)*	2,651	20,360
STAAR Surgical Co.*	24,161	1,914,034
Stereotaxis, Inc.*	16,374	83,344
Surgalign Holdings, Inc.*	23,262	50,944
Surmodics, Inc.*	6,686	290,975
Tactile Systems Technology, Inc.*	8,941	401,809
Tela Bio, Inc.*	2,328	35,013
TransMedics Group, Inc.*	13,552	269,685
Utah Medical Products, Inc.	1,889	159,243
Vapotherm, Inc. (x)*	10,467	281,144
Varex Imaging Corp.*	19,607	327,045
Venus Concept, Inc. (x)*	8,574	14,833
ViewRay, Inc. (x)*	64,924	248,010
VolitionRX Ltd. (x)*	9,468	36,831
Zynex, Inc. (x)*	7,258	97,693

		43,411,507

Health Care Providers & Services (2.5%)
1Life Healthcare, Inc.*	41,250	1,800,562
AdaptHealth Corp.*	12,819	481,482
Addus HomeCare Corp.*	7,432	870,213
American Renal Associates Holdings, Inc.*	10,692	122,423
AMN Healthcare Services, Inc.*	24,052	1,641,549
Apollo Medical Holdings, Inc.*	11,617	212,243
Avalon GloboCare Corp. (x)*	7,542	8,447
Biodesix, Inc. (x)*	1,086	21,894
BioTelemetry, Inc.*	17,662	1,273,077
Brookdale Senior Living, Inc.*	92,021	407,653
Castle Biosciences, Inc.*	4,569	306,808
Community Health Systems, Inc.*	29,825	221,600
CorVel Corp.*	4,060	430,360
Covetrus, Inc.*	57,746	1,659,620
Cross Country Healthcare, Inc.*	21,059	186,793
Ensign Group, Inc. (The)	26,370	1,922,900
Enzo Biochem, Inc.*	18,226	45,930
Exagen, Inc.*	1,413	18,652
Five Star Senior Living, Inc.*	8,444	58,264
Fulgent Genetics, Inc. (x)*	4,945	257,634
Hanger, Inc.*	18,146	399,031
HealthEquity, Inc.*	39,265	2,737,163
InfuSystem Holdings, Inc.*	5,724	107,497
Joint Corp. (The)*	4,979	130,749
LHC Group, Inc.*	15,979	3,408,640
Magellan Health, Inc.*	12,029	996,482
MEDNAX, Inc.*	41,266	1,012,668
National HealthCare Corp.	6,465	429,341
National Research Corp.	6,938	296,599
Ontrak, Inc. (x)*	4,629	286,026
Option Care Health, Inc.*	22,878	357,812
Owens & Minor, Inc.	37,052	1,002,257

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Patterson Cos., Inc.	45,041	$1,334,565
Pennant Group, Inc. (The)*	13,188	765,695
PetIQ, Inc. (x)*	10,805	415,452
Progenity, Inc. (x)*	1,254	6,659
Progyny, Inc.*	13,847	586,974
Providence Service Corp. (The)*	6,228	863,388
R1 RCM, Inc.*	54,769	1,315,551
RadNet, Inc.*	24,311	475,766
Select Medical Holdings Corp.*	57,255	1,583,673
Sharps Compliance Corp.*	5,555	52,495
Surgery Partners, Inc.*	7,709	223,638
Tenet Healthcare Corp.*	53,962	2,154,703
Tivity Health, Inc.*	23,282	456,094
Triple-S Management Corp., Class B*	12,921	275,863
US Physical Therapy, Inc.	6,495	781,024
Viemed Healthcare, Inc.*	20,016	155,324

		34,559,233

Health Care Technology (1.1%)
Accolade, Inc. (x)*	7,012	305,022
Allscripts Healthcare Solutions, Inc.*	79,623	1,149,756
Computer Programs and Systems, Inc.	7,325	196,603
Evolent Health, Inc., Class A*	42,499	681,259
Health Catalyst, Inc.*	17,724	771,526
HealthStream, Inc.*	12,077	263,762
HMS Holdings Corp.*	46,839	1,721,333
iCAD, Inc. (x)*	11,074	146,177
Inovalon Holdings, Inc., Class A*	37,516	681,666
Inspire Medical Systems, Inc.*	13,704	2,577,585
NantHealth, Inc. (x)*	19,548	63,140
NextGen Healthcare, Inc.*	29,580	539,539
Omnicell, Inc.*	21,758	2,611,395
OptimizeRx Corp. (x)*	5,772	179,855
Phreesia, Inc.*	16,730	907,770
Schrodinger, Inc.*	15,682	1,241,701
Simulations Plus, Inc.	7,084	509,481
Tabula Rasa HealthCare, Inc. (x)*	10,145	434,612
Vocera Communications, Inc.*	16,800	697,704

		15,679,886

Life Sciences Tools & Services (0.8%)
Champions Oncology, Inc.*	3,011	32,489
ChromaDex Corp.*	12,440	59,712
Codexis, Inc.*	25,526	557,233
Fluidigm Corp.*	43,298	259,788
Harvard Bioscience, Inc.*	15,581	66,842
Luminex Corp.	21,475	496,502
Medpace Holdings, Inc.*	14,270	1,986,384
NanoString Technologies, Inc.*	22,161	1,482,128
NeoGenomics, Inc.*	55,030	2,962,815
Pacific Biosciences of California, Inc.*	90,377	2,344,379
Personalis, Inc.*	12,067	441,773
Quanterix Corp.*	10,999	511,453

		11,201,498

Pharmaceuticals (1.4%)
AcelRx Pharmaceuticals, Inc. (x)*	32,776	40,642
Aerie Pharmaceuticals, Inc.*	19,137	258,541
Agile Therapeutics, Inc. (x)*	47,198	135,458
Amneal Pharmaceuticals, Inc.*	55,308	252,758
Amphastar Pharmaceuticals, Inc.*	17,393	349,773
ANI Pharmaceuticals, Inc.*	7,099	206,155
Aquestive Therapeutics, Inc. (x)*	7,977	42,677
Arvinas, Inc.*	15,693	1,332,807
Atea Pharmaceuticals, Inc. (x)*	8,878	370,923
Athira Pharma, Inc. (x)*	4,444	152,207
Avenue Therapeutics, Inc. (x)*	2,654	15,791
Axsome Therapeutics, Inc.*	14,304	1,165,347
Aytu BioScience, Inc. (x)*	626	3,744
BioDelivery Sciences International, Inc.*	51,017	214,271
Cara Therapeutics, Inc.*	21,700	328,321
Cassava Sciences, Inc. (x)*	9,664	65,908
Cerecor, Inc.*	13,794	36,416
Chiasma, Inc.*	19,383	84,316
Collegium Pharmaceutical, Inc.*	19,293	386,439
Corcept Therapeutics, Inc.*	49,805	1,302,899
CorMedix, Inc. (x)*	12,712	94,450
Cymabay Therapeutics, Inc.*	36,676	210,520
Durect Corp.*	79,526	164,619
Eloxx Pharmaceuticals, Inc. (x)*	13,545	53,909
Endo International plc*	122,101	876,685
Eton Pharmaceuticals, Inc. (x)*	5,312	43,187
Evofem Biosciences, Inc. (x)*	29,556	71,230
Evolus, Inc. (x)*	7,609	25,566
Fulcrum Therapeutics, Inc.*	9,817	114,957
Graybug Vision, Inc. (x)*	2,075	60,217
Harmony Biosciences Holdings, Inc.*	1,895	68,504
Harrow Health, Inc. (x)*	8,217	56,369
IMARA, Inc. (x)*	3,062	67,517
Innoviva, Inc.*	30,233	374,587
Intersect ENT, Inc.*	16,044	367,408
Intra-Cellular Therapies, Inc.*	32,509	1,033,786
Kala Pharmaceuticals, Inc. (x)*	23,831	161,574
Kaleido Biosciences, Inc. (x)*	5,684	51,724
Lannett Co., Inc.*	25,177	164,154
Liquidia Technologies, Inc. (x)*	13,433	39,627
Lyra Therapeutics, Inc.*	2,001	22,811
Marinus Pharmaceuticals, Inc. (x)*	13,807	168,439
NGM Biopharmaceuticals, Inc.*	13,652	413,587
Ocular Therapeutix, Inc.*	35,000	724,500
Odonate Therapeutics, Inc.*	7,986	153,331
Omeros Corp. (x)*	28,917	413,079
Optinose, Inc. (x)*	15,641	64,754
Osmotica Pharmaceuticals plc (x)*	16,077	66,237
Pacira BioSciences, Inc.*	22,124	1,323,900
Paratek Pharmaceuticals, Inc. (x)*	16,386	102,576
Phathom Pharmaceuticals, Inc.*	5,554	184,504
Phibro Animal Health Corp., Class A	10,457	203,075
Pliant Therapeutics, Inc. (x)*	3,970	90,198
Prestige Consumer Healthcare, Inc.*	26,182	912,966
Provention Bio, Inc. (x)*	23,825	403,596
Recro Pharma, Inc.*	8,182	23,319
Relmada Therapeutics, Inc.*	7,208	231,161

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Revance Therapeutics, Inc.*	30,881	$875,168
Satsuma Pharmaceuticals, Inc.*	5,772	26,609
scPharmaceuticals, Inc.*	2,530	13,384
SIGA Technologies, Inc.*	26,687	194,015
Strongbridge Biopharma plc*	14,991	36,428
Supernus Pharmaceuticals, Inc.*	25,433	639,894
Tarsus Pharmaceuticals, Inc.*	2,152	88,942
TherapeuticsMD, Inc. (x)*	91,793	111,070
Theravance Biopharma, Inc. (x)*	24,949	443,344
Tricida, Inc.*	15,614	110,079
Verrica Pharmaceuticals, Inc. (x)*	9,798	112,775
VYNE Therapeutics, Inc. (x)*	95,040	150,163
WaVe Life Sciences Ltd.*	14,227	111,967
Xeris Pharmaceuticals, Inc. (x)*	17,801	87,581
Zogenix, Inc.*	29,953	598,760

		19,948,195

Total Health Care		266,361,243

Industrials (13.8%)
Aerospace & Defense (0.8%)
AAR Corp.	16,447	595,710
Aerojet Rocketdyne Holdings, Inc.*	38,164	2,016,967
AeroVironment, Inc.*	11,020	957,638
Astronics Corp.*	7,056	93,351
Cubic Corp.	16,608	1,030,360
Ducommun, Inc.*	5,406	290,302
Kaman Corp.	14,151	808,447
Kratos Defense & Security Solutions, Inc.*	63,592	1,744,329
Maxar Technologies, Inc.	32,311	1,246,881
Moog, Inc., Class A	16,054	1,273,082
National Presto Industries, Inc.	2,083	184,200
PAE, Inc.*	21,837	200,464
Park Aerospace Corp.	7,765	104,129
Parsons Corp.*	8,063	293,574
Triumph Group, Inc.	17,550	220,428
Vectrus, Inc.*	4,499	223,690

		11,283,552

Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	30,388	952,360
Atlas Air Worldwide Holdings, Inc.*	12,567	685,404
Echo Global Logistics, Inc.*	11,033	295,905
Forward Air Corp.	14,799	1,137,155
Hub Group, Inc., Class A*	16,861	961,077
Radiant Logistics, Inc.*	20,543	119,150

		4,151,051

Airlines (0.3%)
Allegiant Travel Co.	6,621	1,252,958
Hawaiian Holdings, Inc.	16,273	288,032
Mesa Air Group, Inc.*	11,948	79,932
SkyWest, Inc.	24,537	989,087
Spirit Airlines, Inc. (x)*	49,229	1,203,649

		3,813,658

Building Products (1.4%)
AAON, Inc.	21,374	1,424,150
Advanced Drainage Systems, Inc.	28,533	2,384,788
Alpha Pro Tech Ltd. (x)*	10,180	113,507
American Woodmark Corp.*	8,624	809,362
Apogee Enterprises, Inc.	9,273	293,769
Builders FirstSource, Inc.*	60,142	2,454,395
Caesarstone Ltd. (x)	13,056	168,292
Cornerstone Building Brands, Inc.*	18,909	175,475
CSW Industrials, Inc.	7,177	803,178
Gibraltar Industries, Inc.*	17,313	1,245,497
Griffon Corp.	22,595	460,486
Insteel Industries, Inc.	7,958	177,225
JELD-WEN Holding, Inc.*	35,671	904,617
Masonite International Corp.*	13,215	1,299,563
PGT Innovations, Inc.*	32,824	667,640
Quanex Building Products Corp.	11,743	260,342
Resideo Technologies, Inc.*	71,585	1,521,897
Simpson Manufacturing Co., Inc.	23,492	2,195,327
UFP Industries, Inc.	31,861	1,769,879

		19,129,389

Commercial Services & Supplies (1.7%)
ABM Industries, Inc.	35,301	1,335,790
ACCO Brands Corp.	36,344	307,107
Brady Corp., Class A	25,157	1,328,793
BrightView Holdings, Inc.*	18,863	285,209
Brink’s Co. (The)	25,899	1,864,728
Casella Waste Systems, Inc., Class A*	24,460	1,515,297
CECO Environmental Corp.*	21,024	146,327
Cimpress plc*	9,276	813,876
CompX International, Inc.	1,001	14,244
Covanta Holding Corp.	60,993	800,838
Deluxe Corp.	22,147	646,692
Ennis, Inc.	11,341	202,437
Harsco Corp.*	38,909	699,584
Healthcare Services Group, Inc.	38,420	1,079,602
Heritage-Crystal Clean, Inc.*	7,255	152,863
Herman Miller, Inc.	31,555	1,066,559
HNI Corp.	20,092	692,370
IBEX Holdings Ltd.*	1,805	33,753
Interface, Inc.	20,517	215,428
KAR Auction Services, Inc.	68,531	1,275,362
Kimball International, Inc., Class B	13,400	160,130
Knoll, Inc.	21,120	310,042
Matthews International Corp., Class A	11,962	351,683
McGrath RentCorp	12,486	837,811
Montrose Environmental Group, Inc.*	4,216	130,527
NL Industries, Inc.	6,656	31,816
PICO Holdings, Inc.*	10,199	95,361
Pitney Bowes, Inc.	88,281	543,811
Quad/Graphics, Inc.	23,031	87,978
SP Plus Corp.*	8,952	258,086
Steelcase, Inc., Class A	42,711	578,734
Team, Inc.*	18,631	203,078
Tetra Tech, Inc.	27,974	3,238,830

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
UniFirst Corp.	7,842	$1,660,073
US Ecology, Inc.	15,335	557,120
Viad Corp.	6,964	251,888
VSE Corp.	4,434	170,665

		23,944,492

Construction & Engineering (1.3%)
Aegion Corp.*	14,868	282,343
Ameresco, Inc., Class A*	12,776	667,418
API Group Corp. (m)*	74,407	1,350,487
Arcosa, Inc.	25,958	1,425,873
Argan, Inc.	7,164	318,726
Comfort Systems USA, Inc.	18,430	970,524
Concrete Pumping Holdings, Inc.*	15,500	59,365
Construction Partners, Inc., Class A*	8,969	261,088
Dycom Industries, Inc.*	15,282	1,154,097
EMCOR Group, Inc.	28,258	2,584,477
Fluor Corp.	74,641	1,192,017
Granite Construction, Inc.	23,618	630,837
Great Lakes Dredge & Dock Corp.*	26,664	351,165
HC2 Holdings, Inc.*	23,182	75,573
IES Holdings, Inc.*	4,309	198,386
MasTec, Inc.*	29,137	1,986,561
MYR Group, Inc.*	8,789	528,219
Northwest Pipe Co.*	6,329	179,111
NV5 Global, Inc.*	4,321	340,408
Primoris Services Corp.	24,345	672,165
Sterling Construction Co., Inc.*	10,648	198,159
Tutor Perini Corp.*	19,765	255,957
WillScot Mobile Mini Holdings Corp.*	85,019	1,969,890

		17,652,846

Electrical Equipment (1.6%)
Allied Motion Technologies, Inc.	3,946	201,641
American Superconductor Corp.*	9,294	217,665
Atkore International Group, Inc.*	23,808	978,747
AZZ, Inc.	13,755	652,537
Bloom Energy Corp., Class A (x)*	46,092	1,320,997
Encore Wire Corp.	10,303	624,053
EnerSys	22,694	1,884,964
FuelCell Energy, Inc. (x)*	146,294	1,634,104
LSI Industries, Inc.	10,837	92,765
Orion Energy Systems, Inc.*	10,239	101,059
Plug Power, Inc.*	193,773	6,570,842
Powell Industries, Inc.	4,736	139,665
Preformed Line Products Co.	2,259	154,606
Sunrun, Inc.*	77,090	5,348,504
Thermon Group Holdings, Inc.*	16,713	261,224
TPI Composites, Inc.*	15,512	818,723
Ultralife Corp.*	3,035	19,636
Vicor Corp.*	10,079	929,485

		21,951,217

Industrial Conglomerates (0.0%)
Raven Industries, Inc.	18,499	612,132

Machinery (3.3%)
Alamo Group, Inc.	4,946	682,301
Albany International Corp., Class A	15,858	1,164,294
Altra Industrial Motion Corp.	34,351	1,904,076
Astec Industries, Inc.	10,994	636,333
Barnes Group, Inc.	24,923	1,263,347
Blue Bird Corp.*	10,298	188,042
Chart Industries, Inc.*	18,941	2,231,060
CIRCOR International, Inc.*	7,009	269,426
Columbus McKinnon Corp.	12,123	466,008
Douglas Dynamics, Inc.	11,142	476,543
Eastern Co. (The)	2,892	69,697
Energy Recovery, Inc.*	15,963	217,735
Enerpac Tool Group Corp.	27,476	621,232
EnPro Industries, Inc.	10,669	805,723
ESCO Technologies, Inc.	13,262	1,368,904
Evoqua Water Technologies Corp.*	46,886	1,264,984
ExOne Co. (The) (x)*	4,380	41,566
Federal Signal Corp.	30,218	1,002,331
Franklin Electric Co., Inc.	24,149	1,671,352
Gencor Industries, Inc.*	4,974	61,180
Gorman-Rupp Co. (The)	6,351	206,090
Graham Corp.	6,806	103,315
Greenbrier Cos., Inc. (The)	16,045	583,717
Helios Technologies, Inc.	15,547	828,500
Hillenbrand, Inc.	39,236	1,561,593
Hurco Cos., Inc.	4,524	135,720
Hyster-Yale Materials Handling, Inc.	4,289	255,410
John Bean Technologies Corp.	16,326	1,859,042
Kadant, Inc.	5,336	752,269
Kennametal, Inc.	44,104	1,598,329
L B Foster Co., Class A*	5,289	79,599
Lindsay Corp.	5,519	708,971
Luxfer Holdings plc	10,073	165,399
Lydall, Inc.*	7,269	218,288
Manitowoc Co., Inc. (The)*	10,896	145,026
Mayville Engineering Co., Inc.*	3,394	45,548
Meritor, Inc.*	36,342	1,014,305
Miller Industries, Inc.	4,272	162,421
Mueller Industries, Inc.	27,905	979,745
Mueller Water Products, Inc., Class A	76,937	952,480
Navistar International Corp.*	26,166	1,150,257
NN, Inc.*	16,081	105,652
Omega Flex, Inc.	1,526	222,796
Park-Ohio Holdings Corp.	4,884	150,916
Proto Labs, Inc.*	13,771	2,112,471
RBC Bearings, Inc.*	12,551	2,247,131
REV Group, Inc.	18,873	166,271
Rexnord Corp.	61,865	2,443,049
Shyft Group, Inc. (The)	17,891	507,747
SPX Corp.*	23,527	1,283,163
SPX FLOW, Inc.*	22,509	1,304,622
Standex International Corp.	5,733	444,422
Tennant Co.	9,672	678,684
Terex Corp.	35,698	1,245,503
TriMas Corp.*	20,997	664,975
Wabash National Corp.	28,016	482,716

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Watts Water Technologies, Inc., Class A	14,739	$1,793,736
Welbilt, Inc.*	65,635	866,382

		46,632,394

Marine (0.1%)
Costamare, Inc.	24,291	201,130
Eagle Bulk Shipping, Inc. (x)*	4,504	85,576
Genco Shipping & Trading Ltd.	11,576	85,199
Matson, Inc.	21,488	1,224,171
Pangaea Logistics Solutions Ltd.*	3,823	10,590
Safe Bulkers, Inc.*	40,571	52,742
Scorpio Bulkers, Inc.	3,409	57,715
SEACOR Holdings, Inc.*	6,796	281,694

		1,998,817

Professional Services (1.1%)
Acacia Research Corp.*	19,757	77,843
Akerna Corp. (x)*	4,384	14,204
ASGN, Inc.*	26,766	2,235,764
Barrett Business Services, Inc.	3,239	220,932
BG Staffing, Inc.	5,612	75,706
CBIZ, Inc.*	26,475	704,500
CRA International, Inc.	4,184	213,091
Exponent, Inc.	26,945	2,425,858
Forrester Research, Inc.*	5,636	236,149
Franklin Covey Co.*	7,483	166,647
GP Strategies Corp.*	7,106	84,277
Heidrick & Struggles International, Inc.	6,511	191,293
Huron Consulting Group, Inc.*	11,413	672,796
ICF International, Inc.	9,016	670,159
Insperity, Inc.	18,764	1,527,765
Kelly Services, Inc., Class A	14,619	300,713
Kforce, Inc.	8,522	358,691
Korn Ferry	28,487	1,239,185
Mastech Digital, Inc.*	2,680	42,612
Mistras Group, Inc.*	8,629	66,961
Red Violet, Inc.*	2,584	67,468
Resources Connection, Inc.	13,925	175,037
TriNet Group, Inc.*	22,172	1,787,063
TrueBlue, Inc.*	15,128	282,742
Upwork, Inc.*	48,379	1,670,043
Willdan Group, Inc.*	4,650	193,905

		15,701,404

Road & Rail (0.5%)
ArcBest Corp.	13,044	556,587
Avis Budget Group, Inc.*	28,697	1,070,398
Covenant Logistics Group, Inc., Class A*	8,720	129,143
Daseke, Inc.*	24,749	143,792
Heartland Express, Inc.	25,627	463,849
Marten Transport Ltd.	29,418	506,872
PAM Transportation Services, Inc.*	1,571	76,979
Saia, Inc.*	13,822	2,499,018
Universal Logistics Holdings, Inc.	5,613	115,572
US Xpress Enterprises, Inc., Class A*	8,522	58,290
Werner Enterprises, Inc.	31,839	1,248,726

		6,869,226

Trading Companies & Distributors (1.4%)
Alta Equipment Group, Inc. (x)*	6,299	62,234
Applied Industrial Technologies, Inc.	20,281	1,581,715
Beacon Roofing Supply, Inc.*	29,316	1,178,210
BMC Stock Holdings, Inc.*	35,730	1,917,986
CAI International, Inc.	8,466	264,478
DXP Enterprises, Inc.*	6,838	152,009
EVI Industries, Inc. (x)*	4,088	122,313
Foundation Building Materials, Inc.*	7,786	149,569
GATX Corp.	19,042	1,583,914
General Finance Corp.*	6,740	57,357
GMS, Inc.*	21,884	667,024
H&E Equipment Services, Inc.	15,825	471,743
Herc Holdings, Inc.*	12,128	805,420
Lawson Products, Inc.*	3,120	158,839
MRC Global, Inc.*	28,486	188,862
Nesco Holdings, Inc. (x)*	6,054	44,618
NOW, Inc.*	42,395	304,396
Rush Enterprises, Inc., Class A	19,670	814,731
Rush Enterprises, Inc., Class B	4,794	181,645
SiteOne Landscape Supply, Inc.*	22,771	3,612,164
Systemax, Inc.	6,076	218,068
Textainer Group Holdings Ltd.*	26,115	500,886
Titan Machinery, Inc.*	10,580	206,839
Transcat, Inc.*	4,489	155,679
Triton International Ltd.	30,366	1,473,055
Veritiv Corp.*	6,182	128,524
WESCO International, Inc.*	24,794	1,946,329
Willis Lease Finance Corp.*	1,748	53,244

		19,001,851

Total Industrials		192,742,029

Information Technology (12.7%)
Communications Equipment (0.8%)
Acacia Communications, Inc.*	20,124	1,468,247
ADTRAN, Inc.	17,337	256,067
Applied Optoelectronics, Inc. (x)*	14,748	125,505
CalAmp Corp.*	19,072	189,194
Calix, Inc.*	26,795	797,419
Cambium Networks Corp.*	1,544	38,724
Casa Systems, Inc.*	18,051	111,375
Clearfield, Inc.*	5,138	127,011
Comtech Telecommunications Corp.	9,243	191,238
Digi International, Inc.*	14,202	268,418
DZS, Inc.*	7,590	117,417
Extreme Networks, Inc.*	48,883	336,804
Genasys, Inc.*	10,387	67,723
Harmonic, Inc.*	40,386	298,453
Infinera Corp. (x)*	93,568	980,593
Inseego Corp. (x)*	35,664	551,722
InterDigital, Inc.	15,953	968,028
KVH Industries, Inc.*	7,833	88,905
NETGEAR, Inc.*	15,225	618,592
NetScout Systems, Inc.*	35,854	983,117
PCTEL, Inc.*	7,685	50,490
Plantronics, Inc.	17,443	471,484
Resonant, Inc. (x)*	11,903	31,543

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Ribbon Communications, Inc.*	26,698	$175,139
Viavi Solutions, Inc.*	126,083	1,888,093

		11,201,301

Electronic Equipment, Instruments & Components (2.0%)
Akoustis Technologies, Inc. (x)*	12,611	154,232
Arlo Technologies, Inc.*	27,644	215,347
Badger Meter, Inc.	15,320	1,440,999
Bel Fuse, Inc., Class B	7,018	105,481
Belden, Inc.	21,874	916,521
Benchmark Electronics, Inc.	20,485	553,300
CTS Corp.	15,714	539,462
Daktronics, Inc.	15,147	70,888
ePlus, Inc.*	7,014	616,881
Fabrinet*	18,814	1,459,778
FARO Technologies, Inc.*	9,319	658,201
Fitbit, Inc., Class A*	123,673	840,976
II-VI, Inc.*	53,353	4,052,694
Insight Enterprises, Inc.*	18,392	1,399,447
Intellicheck, Inc. (x)*	6,767	77,178
Iteris, Inc.*	19,260	108,819
Itron, Inc.*	21,216	2,034,614
Kimball Electronics, Inc.*	12,532	200,387
Knowles Corp.*	43,626	804,027
Luna Innovations, Inc.*	11,903	117,602
Methode Electronics, Inc.	18,049	690,916
MTS Systems Corp.	7,030	408,865
Napco Security Technologies, Inc.*	5,177	135,741
nLight, Inc.*	19,730	644,184
Novanta, Inc.*	18,201	2,151,722
OSI Systems, Inc.*	8,602	801,878
PAR Technology Corp. (x)*	9,342	586,584
PC Connection, Inc.*	5,346	252,812
Plexus Corp.*	15,280	1,195,049
Powerfleet, Inc. (x)*	11,500	85,445
Research Frontiers, Inc. (x)*	11,082	31,140
Rogers Corp.*	9,713	1,508,332
Sanmina Corp.*	34,274	1,092,998
ScanSource, Inc.*	11,084	292,396
TTM Technologies, Inc.*	52,202	720,127
Vishay Intertechnology, Inc.	65,510	1,356,712
Vishay Precision Group, Inc.*	5,829	183,497
Wrap Technologies, Inc. (x)*	4,173	20,156

		28,525,388

IT Services (1.8%)
Brightcove, Inc.*	13,743	252,871
Cardtronics plc, Class A*	18,933	668,335
Cass Information Systems, Inc.	6,470	251,748
Conduent, Inc.*	62,616	300,557
CSG Systems International, Inc.	17,265	778,134
Endurance International Group Holdings, Inc.*	22,837	215,810
Evertec, Inc.	31,904	1,254,465
Evo Payments, Inc., Class A*	21,415	578,419
ExlService Holdings, Inc.*	16,833	1,432,993
GreenSky, Inc., Class A*	37,492	173,588
Grid Dynamics Holdings, Inc. (x)*	10,108	127,361
GTT Communications, Inc. (x)*	12,271	43,807
Hackett Group, Inc. (The)	13,956	200,827
I3 Verticals, Inc., Class A*	6,510	216,132
Information Services Group, Inc.*	14,657	48,075
International Money Express, Inc.*	12,324	191,269
KBR, Inc.	76,550	2,367,692
Limelight Networks, Inc. (x)*	45,329	180,863
LiveRamp Holdings, Inc.*	33,309	2,437,886
ManTech International Corp., Class A	14,349	1,276,200
MAXIMUS, Inc.	32,986	2,414,245
MoneyGram International, Inc.*	22,140	120,995
NIC, Inc.	33,616	868,301
Paysign, Inc. (x)*	10,337	47,964
Perficient, Inc.*	16,533	787,797
Perspecta, Inc.	74,118	1,784,761
PFSweb, Inc.*	6,012	40,461
Priority Technology Holdings, Inc. (x)*	2,281	16,058
Rackspace Technology, Inc. (x)*	13,090	249,495
Repay Holdings Corp.*	31,637	862,108
ServiceSource International, Inc.*	35,769	62,953
StarTek, Inc.*	7,955	59,822
Sykes Enterprises, Inc.*	20,770	782,406
TTEC Holdings, Inc.	10,759	784,654
Tucows, Inc., Class A (x)*	3,893	287,654
Unisys Corp.*	32,503	639,659
Verra Mobility Corp.*	69,465	932,220
Virtusa Corp.*	14,932	763,473

		24,502,058

Semiconductors & Semiconductor Equipment (2.6%)
Advanced Energy Industries, Inc.*	20,318	1,970,236
Alpha & Omega Semiconductor Ltd.*	7,545	178,364
Ambarella, Inc.*	17,528	1,609,421
Amkor Technology, Inc.	50,112	755,689
Atomera, Inc. (x)*	6,171	99,291
Axcelis Technologies, Inc.*	16,039	467,056
AXT, Inc.*	19,974	191,151
Brooks Automation, Inc.	38,353	2,602,251
Cabot Microelectronics Corp.	15,453	2,338,039
CEVA, Inc.*	10,464	476,112
Cohu, Inc.	19,715	752,719
CyberOptics Corp.*	2,660	60,355
Diodes, Inc.*	22,281	1,570,810
DSP Group, Inc.*	11,821	196,110
FormFactor, Inc.*	40,907	1,759,819
GSI Technology, Inc.*	6,810	50,394
Ichor Holdings Ltd.*	8,445	254,575
Impinj, Inc.*	5,800	242,846
Lattice Semiconductor Corp.*	70,593	3,234,571
MACOM Technology Solutions Holdings, Inc.*	26,002	1,431,150
Maxeon Solar Technologies Ltd. (x)*	3,877	109,990
MaxLinear, Inc.*	34,033	1,299,720
NeoPhotonics Corp.*	18,723	170,192
NVE Corp.	2,416	135,731
Onto Innovation, Inc.*	24,470	1,163,549
PDF Solutions, Inc.*	12,702	274,363

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Photronics, Inc.*	21,639	$241,491
Pixelworks, Inc.*	15,852	44,703
Power Integrations, Inc.	31,016	2,538,970
Rambus, Inc.*	59,398	1,037,089
Semtech Corp.*	34,163	2,462,811
Silicon Laboratories, Inc.*	22,020	2,804,027
SiTime Corp.*	4,898	548,233
SMART Global Holdings, Inc.*	5,682	213,814
SunPower Corp. (x)*	38,217	979,884
Synaptics, Inc.*	17,856	1,721,318
Ultra Clean Holdings, Inc.*	21,578	672,155
Veeco Instruments, Inc.*	23,260	403,794

		37,062,793

Software (5.3%)
8x8, Inc.*	55,770	1,922,392
A10 Networks, Inc.*	26,052	256,873
ACI Worldwide, Inc.*	60,411	2,321,595
Agilysys, Inc.*	7,080	271,730
Alarm.com Holdings, Inc.*	24,945	2,580,560
Altair Engineering, Inc., Class A (x)*	22,249	1,294,447
American Software, Inc., Class A	14,839	254,786
Appfolio, Inc., Class A*	8,592	1,546,904
Appian Corp. (x)*	18,111	2,935,612
Asure Software, Inc.*	4,558	32,362
Avaya Holdings Corp.*	46,190	884,539
Benefitfocus, Inc.*	15,551	225,179
Blackbaud, Inc.	25,443	1,464,499
Blackline, Inc.*	26,744	3,567,115
Bottomline Technologies DE, Inc.*	22,337	1,178,053
Box, Inc., Class A*	73,171	1,320,737
Cerence, Inc.*	19,603	1,969,709
ChannelAdvisor Corp.*	11,691	186,822
Cloudera, Inc.*	105,227	1,463,708
CommVault Systems, Inc.*	21,566	1,194,109
Cornerstone OnDemand, Inc.*	31,612	1,392,193
Digimarc Corp. (x)*	4,762	224,957
Digital Turbine, Inc.*	42,340	2,394,750
Domo, Inc., Class B*	12,087	770,788
Ebix, Inc.	14,002	531,656
eGain Corp.*	12,307	145,346
Envestnet, Inc.*	27,808	2,288,320
GTY Technology Holdings, Inc.*	24,213	125,423
Intelligent Systems Corp. (x)*	4,132	165,735
j2 Global, Inc.*	23,001	2,246,968
LivePerson, Inc.*	33,005	2,053,901
MicroStrategy, Inc., Class A*	3,872	1,504,466
Mimecast Ltd.*	30,177	1,715,261
Mitek Systems, Inc.*	15,199	270,238
Model N, Inc.*	17,650	629,752
OneSpan, Inc.*	14,837	306,829
Park City Group, Inc.*	4,981	23,859
Ping Identity Holding Corp.*	18,644	533,964
Progress Software Corp.	23,037	1,041,042
PROS Holdings, Inc.*	20,798	1,055,914
Q2 Holdings, Inc.*	26,419	3,342,796
QAD, Inc., Class A	4,382	276,855
Qualys, Inc.*	17,764	2,164,899
Rapid7, Inc.*	26,175	2,359,938
Rimini Street, Inc.*	9,286	41,137
SailPoint Technologies Holdings, Inc.*	45,918	2,444,674
Sapiens International Corp. NV	11,895	364,106
SeaChange International, Inc. (x)*	10,670	14,938
SecureWorks Corp., Class A*	6,784	96,468
ShotSpotter, Inc.*	3,078	116,041
Smith Micro Software, Inc. (x)*	13,632	73,885
Sprout Social, Inc., Class A*	13,769	625,250
SPS Commerce, Inc.*	18,821	2,043,772
Sumo Logic, Inc. (x)*	5,173	147,844
SVMK, Inc.*	63,919	1,633,130
Synchronoss Technologies, Inc.*	17,939	84,313
Telenav, Inc.*	21,426	100,702
Tenable Holdings, Inc.*	35,544	1,857,529
Upland Software, Inc.*	12,483	572,845
Varonis Systems, Inc.*	16,397	2,682,713
Verint Systems, Inc.*	34,586	2,323,487
Veritone, Inc. (x)*	8,698	247,458
VirnetX Holding Corp. (x)	19,794	99,762
Workiva, Inc.*	20,560	1,883,707
Xperi Holding Corp.	54,633	1,141,830
Yext, Inc.*	52,354	823,005
Zix Corp.*	26,813	231,396
Zuora, Inc., Class A*	53,564	746,147

		74,833,720

Technology Hardware, Storage & Peripherals (0.2%)
3D Systems Corp. (x)*	56,598	593,147
Avid Technology, Inc.*	11,796	187,203
Corsair Gaming, Inc. (x)*	5,616	203,412
Diebold Nixdorf, Inc.*	24,246	258,462
Eastman Kodak Co. (x)*	6,083	49,516
Immersion Corp.*	10,741	121,266
Intevac, Inc.*	9,535	68,747
Quantum Corp.*	11,087	67,852
Super Micro Computer, Inc.*	22,826	722,671

		2,272,276

Total Information Technology		178,397,536

Materials (3.9%)
Chemicals (1.6%)
Advanced Emissions Solutions, Inc. (x)	6,793	37,361
AdvanSix, Inc.*	16,602	331,874
AgroFresh Solutions, Inc.*	12,489	28,350
American Vanguard Corp.	16,208	251,548
Amyris, Inc. (x)*	41,315	255,120
Avient Corp.	48,766	1,964,294
Balchem Corp.	17,201	1,981,899
Chase Corp.	3,525	356,060
Ferro Corp.*	40,860	597,782
FutureFuel Corp.	15,048	191,110
GCP Applied Technologies, Inc.*	27,108	641,104
Hawkins, Inc.	3,815	199,563
HB Fuller Co.	26,361	1,367,609
Ingevity Corp.*	21,321	1,614,639
Innospec, Inc.	12,652	1,147,916
Intrepid Potash, Inc.*	3,971	95,900
Koppers Holdings, Inc.*	10,140	315,962
Kraton Corp.*	15,326	425,910

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Kronos Worldwide, Inc.	12,111	$180,575
Livent Corp.*	74,078	1,395,630
Marrone Bio Innovations, Inc.*	22,835	28,544
Minerals Technologies, Inc.	17,152	1,065,482
Orion Engineered Carbons SA	29,946	513,274
PQ Group Holdings, Inc.	14,898	212,445
Quaker Chemical Corp.	6,884	1,744,337
Rayonier Advanced Materials, Inc.*	37,348	243,509
Sensient Technologies Corp.	22,159	1,634,669
Stepan Co.	11,425	1,363,231
Trecora Resources*	8,722	60,967
Tredegar Corp.	8,750	146,125
Trinseo SA	19,608	1,004,126
Tronox Holdings plc, Class A	43,325	633,412

		22,030,327

Construction Materials (0.1%)
Forterra, Inc.*	10,100	173,669
Summit Materials, Inc., Class A*	61,246	1,229,820
United States Lime & Minerals, Inc.	1,192	135,888
US Concrete, Inc.*	9,331	372,960

		1,912,337

Containers & Packaging (0.2%)
Greif, Inc., Class A	12,107	567,576
Greif, Inc., Class B	3,561	172,281
Myers Industries, Inc.	18,835	391,391
O-I Glass, Inc.	80,567	958,747
Pactiv Evergreen, Inc.*	19,298	350,066
Ranpak Holdings Corp.*	9,190	123,514
UFP Technologies, Inc.*	2,269	105,736

		2,669,311

Metals & Mining (1.6%)
Alcoa Corp.*	97,945	2,257,632
Allegheny Technologies, Inc.*	66,422	1,113,897
Arconic Corp.*	51,828	1,544,474
Caledonia Mining Corp. plc	4,418	70,158
Carpenter Technology Corp.	23,760	691,891
Century Aluminum Co.*	17,219	189,926
Cleveland-Cliffs, Inc. (x)	201,332	2,931,394
Coeur Mining, Inc.*	126,909	1,313,508
Commercial Metals Co.	62,985	1,293,712
Compass Minerals International, Inc.	17,586	1,085,408
Fortitude Gold Corp.*	7,103	7,458
Gatos Silver, Inc. (x)*	7,439	96,930
Gold Resource Corp.	24,860	72,343
Haynes International, Inc.	3,895	92,857
Hecla Mining Co.	277,058	1,795,336
Kaiser Aluminum Corp.	8,160	807,024
Materion Corp.	10,791	687,602
Novagold Resources, Inc.*	123,584	1,195,057
Olympic Steel, Inc.	7,547	100,601
Ryerson Holding Corp.*	9,934	135,500
Schnitzer Steel Industries, Inc., Class A	11,364	362,625
SunCoke Energy, Inc.	46,865	203,863
TimkenSteel Corp.*	19,849	92,695
United States Steel Corp. (x)	114,431	1,919,008
Warrior Met Coal, Inc.	25,737	548,713
Worthington Industries, Inc.	19,237	987,628

		21,597,240

Paper & Forest Products (0.4%)
Boise Cascade Co.	20,220	966,516
Clearwater Paper Corp.*	5,391	203,510
Domtar Corp.	28,500	902,025
Glatfelter Corp.	20,203	330,925
Louisiana-Pacific Corp.	58,288	2,166,565
Neenah, Inc.	8,343	461,535
Schweitzer-Mauduit International, Inc.	16,808	675,850
Verso Corp., Class A	12,271	147,497

		5,854,423

Total Materials		54,063,638

Real Estate (5.6%)
Equity Real Estate Investment Trusts (REITs) (4.9%)
Acadia Realty Trust (REIT)	48,145	683,178
Agree Realty Corp. (REIT)	28,160	1,874,893
Alexander & Baldwin, Inc. (REIT)	33,023	567,335
Alexander’s, Inc. (REIT)	867	240,463
Alpine Income Property Trust, Inc. (REIT)	3,952	59,241
American Assets Trust, Inc. (REIT)	26,477	764,656
American Finance Trust, Inc. (REIT)	54,265	403,189
Armada Hoffler Properties, Inc. (REIT)	25,933	290,968
Bluerock Residential Growth REIT, Inc. (REIT)	10,964	138,914
Broadstone Net Lease, Inc. (REIT), Class A (x)	12,166	238,210
BRT Apartments Corp. (REIT)	6,806	103,451
CareTrust REIT, Inc. (REIT)	49,680	1,101,902
CatchMark Timber Trust, Inc. (REIT), Class A	21,995	205,873
Centerspace (REIT)	6,641	469,120
Chatham Lodging Trust (REIT)	19,535	210,978
CIM Commercial Trust Corp. (REIT)	7,931	112,937
City Office REIT, Inc. (REIT)	17,093	166,999
Clipper Realty, Inc. (REIT)	10,258	72,319
Colony Capital, Inc. (REIT)	254,277	1,223,072
Columbia Property Trust, Inc. (REIT)	61,316	879,271
Community Healthcare Trust, Inc. (REIT)	11,602	546,570
CoreCivic, Inc. (REIT)	61,581	403,356
CorEnergy Infrastructure Trust, Inc. (REIT)	6,866	47,032
CorePoint Lodging, Inc. (REIT)	21,523	148,078
DiamondRock Hospitality Co. (REIT)*	107,958	890,654
Diversified Healthcare Trust (REIT)	118,228	487,099
Easterly Government Properties, Inc. (REIT)	42,310	958,322
EastGroup Properties, Inc. (REIT)	20,380	2,813,663

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Essential Properties Realty Trust, Inc. (REIT)	52,197	$1,106,576
Farmland Partners, Inc. (REIT) (x)	13,286	115,588
Four Corners Property Trust, Inc. (REIT)	37,348	1,111,850
Franklin Street Properties Corp. (REIT)	39,112	170,919
Front Yard Residential Corp. (REIT)	19,409	314,426
GEO Group, Inc. (The) (REIT) (x)	60,566	536,615
Getty Realty Corp. (REIT)	17,636	485,695
Gladstone Commercial Corp. (REIT)	13,423	241,614
Gladstone Land Corp. (REIT)	7,561	110,693
Global Medical REIT, Inc. (REIT)	17,625	230,183
Global Net Lease, Inc. (REIT)	45,430	778,670
Healthcare Realty Trust, Inc. (REIT)	71,697	2,122,231
Hersha Hospitality Trust (REIT)	15,197	119,904
Independence Realty Trust, Inc. (REIT)	48,110	646,117
Industrial Logistics Properties Trust (REIT)	34,592	805,648
Innovative Industrial Properties, Inc. (REIT) (x)	11,208	2,052,521
iStar, Inc. (REIT)	35,522	527,502
Kite Realty Group Trust (REIT)	42,075	629,442
Lexington Realty Trust (REIT)	142,557	1,513,955
LTC Properties, Inc. (REIT)	20,336	791,274
Macerich Co. (The) (REIT) (x)	78,154	833,903
Mack-Cali Realty Corp. (REIT)	44,838	558,682
Monmouth Real Estate Investment Corp. (REIT)	48,725	843,917
National Health Investors, Inc. (REIT)	22,540	1,559,092
National Storage Affiliates Trust (REIT)	32,799	1,181,748
NETSTREIT Corp. (REIT) (x)	4,684	91,291
New Senior Investment Group, Inc. (REIT)	34,007	176,156
NexPoint Residential Trust, Inc. (REIT)	10,800	456,948
Office Properties Income Trust (REIT)	24,983	567,614
One Liberty Properties, Inc. (REIT)	7,553	151,589
Pebblebrook Hotel Trust (REIT)	66,896	1,257,645
Physicians Realty Trust (REIT)	109,670	1,952,126
Piedmont Office Realty Trust, Inc. (REIT), Class A	63,913	1,037,308
Plymouth Industrial REIT, Inc. (REIT)	9,793	146,895
PotlatchDeltic Corp. (REIT)	34,020	1,701,680
Preferred Apartment Communities, Inc. (REIT), Class A	19,400	143,560
PS Business Parks, Inc. (REIT)	10,498	1,394,869
QTS Realty Trust, Inc. (REIT), Class A	32,363	2,002,622
Retail Opportunity Investments Corp. (REIT)	54,627	731,456
Retail Properties of America, Inc. (REIT), Class A	110,774	948,225
Retail Value, Inc. (REIT)	8,367	124,417
RLJ Lodging Trust (REIT)	88,107	1,246,714
RPT Realty (REIT)	28,782	248,964
Ryman Hospitality Properties, Inc. (REIT)	26,396	1,788,593
Sabra Health Care REIT, Inc. (REIT)	108,908	1,891,732
Safehold, Inc. (REIT)	9,155	663,646
Saul Centers, Inc. (REIT)	5,398	171,009
Seritage Growth Properties (REIT), Class A (x)*	11,728	172,167
Service Properties Trust (REIT)	85,039	977,098
SITE Centers Corp. (REIT)	81,826	828,079
STAG Industrial, Inc. (REIT)	78,856	2,469,770
Summit Hotel Properties, Inc. (REIT)	53,321	480,422
Sunstone Hotel Investors, Inc. (REIT)	115,635	1,310,145
Tanger Factory Outlet Centers, Inc. (REIT) (x)	46,758	465,710
Terreno Realty Corp. (REIT)	35,499	2,077,047
UMH Properties, Inc. (REIT)	16,541	244,972
Uniti Group, Inc. (REIT)	101,572	1,191,440
Universal Health Realty Income Trust (REIT)	6,444	414,156
Urban Edge Properties (REIT)	59,913	775,274
Urstadt Biddle Properties, Inc. (REIT), Class A	12,364	174,703
Washington REIT (REIT)	42,692	923,428
Whitestone REIT (REIT)	20,085	160,078
Xenia Hotels & Resorts, Inc. (REIT)	58,551	889,975

		67,940,031

Real Estate Management & Development (0.7%)
Altisource Portfolio Solutions SA*	4,965	63,949
American Realty Investors, Inc.*	1,160	12,644
CTO Realty Growth, Inc.	2,849	120,114
Cushman & Wakefield plc (x)*	56,920	844,124
eXp World Holdings, Inc.*	12,965	818,351
Fathom Holdings, Inc. (x)*	1,608	57,952
Forestar Group, Inc.*	7,502	151,390
FRP Holdings, Inc.*	2,403	109,457
Griffin Industrial Realty, Inc. *	1,736	108,500
Kennedy-Wilson Holdings, Inc.	63,679	1,139,217
Marcus & Millichap, Inc.*	11,688	435,144
Maui Land & Pineapple Co., Inc.*	5,746	66,251
Newmark Group, Inc., Class A	74,931	546,247
Rafael Holdings, Inc., Class B*	6,328	147,569
RE/MAX Holdings, Inc., Class A	7,001	254,346
Realogy Holdings Corp.*	57,728	757,391
Redfin Corp.*	50,815	3,487,434
RMR Group, Inc. (The), Class A	5,746	221,911
St Joe Co. (The)	17,223	731,116
Stratus Properties, Inc.*	3,933	100,292
Tejon Ranch Co.*	10,746	155,280
Transcontinental Realty Investors, Inc.*	1,651	39,806

		10,368,485

Total Real Estate		78,308,516

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Utilities (2.7%)
Electric Utilities (0.6%)
ALLETE, Inc.	27,549	$1,706,385
Genie Energy Ltd., Class B	5,674	40,910
MGE Energy, Inc.	18,901	1,323,637
Otter Tail Corp.	20,987	894,256
PNM Resources, Inc.	41,828	2,029,913
Portland General Electric Co.	47,961	2,051,292
Spark Energy, Inc., Class A	5,016	48,003

		8,094,396

Gas Utilities (0.8%)
Brookfield Infrastructure Corp., Class A (x)	16,928	1,223,894
Chesapeake Utilities Corp.	8,395	908,423
New Jersey Resources Corp.	48,007	1,706,649
Northwest Natural Holding Co.	15,144	696,473
ONE Gas, Inc.	25,982	1,994,638
RGC Resources, Inc.	3,656	86,940
South Jersey Industries, Inc.	49,875	1,074,806
Southwest Gas Holdings, Inc.	29,878	1,815,088
Spire, Inc.	26,299	1,684,188

		11,191,099

Independent Power and Renewable Electricity Producers (0.6%)
Atlantic Power Corp.*	46,133	96,879
Brookfield Renewable Corp.	51,390	2,994,466
Clearway Energy, Inc., Class A	19,091	564,139
Clearway Energy, Inc., Class C	40,426	1,290,802
Ormat Technologies, Inc.	21,045	1,899,943
Sunnova Energy International, Inc.*	27,462	1,239,360

		8,085,589

Multi-Utilities (0.3%)
Avista Corp.	35,008	1,405,221
Black Hills Corp.	32,698	2,009,292
NorthWestern Corp.	26,638	1,553,262
Unitil Corp.	4,980	220,465

		5,188,240

Water Utilities (0.4%)
American States Water Co.	19,341	1,537,803
Artesian Resources Corp., Class A	3,288	121,919
Cadiz, Inc. (x)*	7,797	83,038
California Water Service Group	25,522	1,378,954
Consolidated Water Co. Ltd.	5,916	71,288
Global Water Resources, Inc.	7,179	103,449
Middlesex Water Co.	8,813	638,678
Pure Cycle Corp.*	8,361	93,894
SJW Group	13,753	953,908
York Water Co. (The)	4,632	215,851

		5,198,782

Total Utilities		37,758,106

Total Common Stocks (90.2%) (Cost $830,798,250)		1,263,647,218

	Number of Rights	Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Media (0.0%)
Media General, Inc., CVR (r)*	13,800	—

Total Communication Services		—

Financials (0.0%)
Diversified Financial Services (0.0%)
First Eagle Private Credit LLC, CVR (r)*	3,900	—

Total Financials		—

Health Care (0.0%)
Biotechnology (0.0%)
Achillion Pharmaceuticals, Inc., CVR (r)*	19,200	6,624
Aduro Biotech I, CVR (r)*	10,402	—
Alder Biopharmaceuticals, Inc., CVR (r)(x)*	10,200	6,732
Oncternal Therapeutics, Inc., CVR (r)(x)*	369	—

		13,356

Pharmaceuticals (0.0%)
Dova Pharmaceuticals, Inc., CVR (r)*	9,200	3,726
Omthera Pharmaceuticals, Inc., CVR (r)*	5,500	—

		3,726

Total Health Care		17,082

Total Rights (0.0%) (Cost $44,314)		17,082

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (6.0%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	5,000,000	5,000,000
JPMorgan Prime Money Market Fund, IM Shares	79,897,941	79,937,889

Total Investment Companies		84,937,889

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.3%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $1,400,019, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $1,428,002. (xx)	$1,400,000	1,400,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $8,000,178, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $8,160,029. (xx)	$8,000,000	$8,000,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $600,022, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $666,692. (xx)	600,000	600,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $6,876,880, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $7,014,379. (xx)	6,876,842	6,876,842
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $15,000,350, collateralized by various Common Stocks; total market value $16,666,861. (xx)	15,000,000	15,000,000
NBC Global Finance Ltd., 0.28%, dated 12/31/20, due 1/7/21, repurchase price $6,769,869, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 2.125%-5.000%, maturing 2/28/23-5/15/37; total market value $7,508,880. (xx)	6,769,500	6,769,500
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $2,000,044, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125%-3.625%, maturing 9/30/21-8/15/49; total market value $2,218,793. (xx)	2,000,000	2,000,000
Societe Generale SA, 0.08%, dated 12/31/20, due 1/7/21, repurchase price $5,000,078, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/19/21-11/15/49; total market value $5,100,000. (xx)	5,000,000	5,000,000

Total Repurchase Agreements		45,646,342

Total Short-Term Investments (9.3%) (Cost $130,568,088)		130,584,231

Total Investments in Securities (99.5%) (Cost $961,410,652)		1,394,248,531
Other Assets Less Liabilities (0.5%)		7,462,934

Net Assets (100%)		$1,401,711,465

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $1,769,023 or 0.1% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $65,536,267. This was collateralized by $18,492,089 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/14/21 - 8/15/50 and by cash of $50,646,342 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVR — Contingent Value Right

USD — United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Mortgage Real Estate Investment Trusts (REITs)
PennyMac Mortgage Investment Trust (REIT)	35,590	737,465	76,843	(95,694)	5,696	(98,282)	626,028	56,598	—
Thrifts & Mortgage Finance
PennyMac Financial Services, Inc.	15,594	85,372	710,327	(207,801)	48,682	386,698	1,023,278	5,805	—

Total		822,837	787,170	(303,495)	54,378	288,416	1,649,306	62,403	—

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	1,406	3/2021	USD	138,828,440	4,184,333

					4,184,333

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)	Total
Assets:
Common Stocks
Communication Services	$28,790,665	$805,068	$—	$29,595,733
Consumer Discretionary	163,568,044	1,631,230	—	165,199,274
Consumer Staples	40,003,827	585,087	—	40,588,914
Energy	26,568,005	—	—	26,568,005
Financials	194,064,224	—	—	194,064,224
Health Care	266,301,630	—	59,613	266,361,243
Industrials	192,451,727	290,302	—	192,742,029
Information Technology	178,397,536	—	—	178,397,536
Materials	54,056,180	7,458	—	54,063,638
Real Estate	78,308,516	—	—	78,308,516
Utilities	37,758,106	—	—	37,758,106

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Futures	$4,184,333	$—	$—		$4,184,333
Rights
Communication Services	—	—	—	(b)	—	(b)
Financials	—	—	—	(b)	—	(b)
Health Care	—	—	17,082		17,082
Short-Term Investments
Investment Companies	84,937,889	—	—		84,937,889
Repurchase Agreements	—	45,646,342	—		45,646,342

Total Assets	$1,349,390,682	$48,965,487	$76,695		$1,398,432,864

Total Liabilities	$—	$—	$—		$—

Total	$1,349,390,682	$48,965,487	$76,695		$1,398,432,864

(a)	A security with a market value of $59,613 transferred from Level 1 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$4,184,333	*

Total		$4,184,333

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$12,885,326	$12,885,326

Total	$12,885,326	$12,885,326

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$2,696,371	$2,696,371

Total	$2,696,371	$2,696,371

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $132,627,000 during the year ended December 31, 2020.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$291,165,699
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 14%)*	$342,607,009

*	During the year ended December 31, 2020, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$523,581,770
Aggregate gross unrealized depreciation	(95,024,956)

Net unrealized appreciation	$428,556,814

Federal income tax cost of investments in securities and derivative instruments, if applicable	$969,876,050

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $1,260,928)	$1,649,306
Unaffiliated Issuers (Cost $914,503,382)	1,346,952,883
Repurchase Agreements (Cost $45,646,342)	45,646,342
Cash	48,021,263
Cash held as collateral at broker for futures	9,943,400
Dividends, interest and other receivables	1,113,780
Receivable for securities sold	113,377
Securities lending income receivable	94,298
Other assets	4,880

Total assets	1,453,539,529

LIABILITIES
Payable for return of collateral on securities loaned	50,646,342
Investment management fees payable	517,267
Payable for Portfolio shares redeemed	302,875
Administrative fees payable	144,148
Due to broker for futures variation margin	119,350
Trustees’ fees payable	203
Accrued expenses	97,879

Total liabilities	51,828,064

NET ASSETS	$1,401,711,465

Net assets were comprised of:
Paid in capital	$994,686,646
Total distributable earnings (loss)	407,024,819

Net assets	$1,401,711,465

Class K
Net asset value, offering and redemption price per share, $1,401,711,465 / 105,978,946 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.23

(x)	Includes value of securities on loan of $65,536,267.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends ($62,403 of dividend income received from affiliates) (net of $59,944 foreign withholding tax)	$13,813,426
Interest	186,695
Securities lending (net)	1,637,751

Total income	15,637,872

EXPENSES
Investment management fees	5,247,640
Administrative fees	1,440,546
Custodian fees	147,000
Printing and mailing expenses	92,326
Professional fees	90,745
Trustees’ fees	37,356
Miscellaneous	27,034

Gross expenses	7,082,647
Less: Waiver from investment manager	(83,331)

Net expenses	6,999,316

NET INVESTMENT INCOME (LOSS)	8,638,556

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($54,378 realized gain (loss) from affiliates)	49,501,662
Futures contracts	12,885,326

Net realized gain (loss)	62,386,988

Change in unrealized appreciation (depreciation) on:
Investments in securities ($288,416 of change in unrealized appreciation (depreciation) from affiliates)	179,070,206
Futures contracts	2,696,371

Net change in unrealized appreciation (depreciation)	181,766,577

NET REALIZED AND UNREALIZED GAIN (LOSS)	244,153,565

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$252,792,121

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,638,556	$10,932,425
Net realized gain (loss)	62,386,988	66,589,304
Net change in unrealized appreciation (depreciation)	181,766,577	158,293,338

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	252,792,121	235,815,067

Distributions to shareholders:
Class K	(104,653,454)	(63,549,353)

CAPITAL SHARES TRANSACTIONS:
Class K
Capital shares sold [ 16,962,051 and 19,999,055 shares, respectively ]	162,774,227	223,001,608
Capital shares issued in reinvestment of dividends and distributions [ 8,225,929 and 5,367,274 shares, respectively ]	104,653,454	63,549,353
Capital shares repurchased [ (19,615,697) and (9,185,453) shares, respectively ]	(225,352,797)	(107,598,327)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	42,074,884	178,952,634

TOTAL INCREASE (DECREASE) IN NET ASSETS	190,213,551	351,218,348
NET ASSETS:
Beginning of year	1,211,497,914	860,279,566

End of year	$1,401,711,465	$1,211,497,914

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM SMALL CAP MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$12.07	$10.21	$12.86	$12.22	$10.59

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.12	0.13	0.10	0.10
Net realized and unrealized gain (loss)	2.14	2.41	(1.57)	1.59	2.09

Total from investment operations	2.22	2.53	(1.44)	1.69	2.19

Less distributions:
Dividends from net investment income	(0.12)	(0.13)	(0.13)	(0.12)	(0.11)
Distributions from net realized gains	(0.94)	(0.54)	(1.07)	(0.93)	(0.45)
Return of capital	—	—	(0.01)	—	—

Total dividends and distributions	(1.06)	(0.67)	(1.21)	(1.05)	(0.56)

Net asset value, end of year	$13.23	$12.07	$10.21	$12.86	$12.22

Total return	18.76%	24.87%	(11.83)%	14.08%	20.71%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,401,711	$1,211,498	$860,280	$1,001,317	$959,878
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.60%	0.60%	0.60%	0.60%	0.61%
Before waivers and reimbursements (f)	0.61%	0.61%	0.60%	0.61%	0.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.74%	1.00%	0.95%	0.77%	0.94%
Before waivers and reimbursements (f)	0.73%	0.99%	0.95%	0.76%	0.93%
Portfolio turnover rate^	28%	19%	21%	13%	14%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	Since Incept.
Portfolio – Class K Shares*	6.43%	6.65%	5.70%
International Proxy Index	4.79	6.92	6.72
MSCI EAFE® Index	7.82	7.45	7.12

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class K shares returned 6.43% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the International Proxy Index and the MSCI EAFE® Index, which returned 4.79% and 7.82%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were Information Technology, Consumer Discretionary, Health Care, Industrials and Materials.

•	The five stocks that contributed most to performance were ASML Holdings, Softbank, LVMH Moet Hennessy, Sony and Nestle.

What hurt performance during the year:

•	The sectors that detracted from performance were Energy, Financials, Real Estate, Funds and Investment Trusts and Utilities.

•	The five stocks that detracted most from performance were HSBC, BP, Royal Dutch Shell A Shares, Royal Dutch Shell B Shares and Airbus.

How did derivatives contribute/detract from performance during the year?

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark. The Portfolio reduced its equity exposure at certain points of the year during which volatility was relatively high, de-equitizing by as much as 46% for 62 days.
Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2020	Market Value	% of Net Assets
Financials	$237,177,465	14.6%
Industrials	220,983,597	13.6
Health Care	186,996,079	11.5
Consumer Discretionary	182,087,884	11.2
Consumer Staples	159,401,472	9.8
Information Technology	129,977,513	8.0
Materials	114,455,988	7.0
Communication Services	75,793,338	4.6
Utilities	56,317,461	3.5
Energy	45,461,199	2.8
Real Estate	44,997,780	2.8
Repurchase Agreements	4,991,594	0.3
Cash and Other	168,060,269	10.3

		100.0%

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class K
Actual	$1,000.00	$1,207.80	$3.84
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.66	3.52

* Expenses are equal to the Portfolio’s Class K shares annualized expense ratio of 0.69%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (7.1%)
Afterpay Ltd.*	19,519	$1,775,684
AGL Energy Ltd.	54,486	501,972
AMP Ltd.	299,826	360,595
Ampol Ltd.	22,488	492,721
APA Group	110,151	819,487
Aristocrat Leisure Ltd.	52,475	1,254,124
ASX Ltd.	17,640	979,168
Aurizon Holdings Ltd.	179,884	540,858
AusNet Services	148,585	201,038
Australia & New Zealand Banking Group Ltd.	262,062	4,586,233
BHP Group Ltd.	271,722	8,888,409
BHP Group plc	193,710	5,099,295
BlueScope Steel Ltd.	45,918	618,800
Brambles Ltd.	134,350	1,097,918
CIMIC Group Ltd.*	7,333	137,773
Coca-Cola Amatil Ltd.	50,213	500,543
Cochlear Ltd.	6,039	879,940
Coles Group Ltd.	122,247	1,709,628
Commonwealth Bank of Australia	163,113	10,325,494
Computershare Ltd.	46,225	519,946
Crown Resorts Ltd.	36,381	270,102
CSL Ltd.	41,789	9,123,275
Dexus (REIT)	101,871	738,252
Evolution Mining Ltd.	154,625	594,849
Fortescue Metals Group Ltd.	154,686	2,794,149
Glencore plc*	933,784	2,975,293
Goodman Group (REIT)	153,968	2,244,648
GPT Group (The) (REIT)	177,775	616,750
Insurance Australia Group Ltd.	219,192	794,235
Lendlease Corp. Ltd.	61,501	621,126
Macquarie Group Ltd.	31,375	3,349,631
Magellan Financial Group Ltd.	11,835	489,604
Medibank Pvt Ltd.	251,266	583,078
Mirvac Group (REIT)	361,479	735,721
National Australia Bank Ltd.	301,936	5,260,773
Newcrest Mining Ltd.	74,874	1,488,128
Northern Star Resources Ltd.	67,604	661,394
Oil Search Ltd.	181,841	520,106
Orica Ltd.	39,025	455,808
Origin Energy Ltd.	161,263	591,790
Qantas Airways Ltd.	78,828	294,746
QBE Insurance Group Ltd.	135,780	892,917
Ramsay Health Care Ltd.	17,580	842,744
REA Group Ltd.	4,688	538,012
Rio Tinto Ltd.	33,885	2,973,654
Rio Tinto plc	103,587	7,748,541
Santos Ltd.	163,439	790,041
Scentre Group (REIT)	490,200	1,050,617
SEEK Ltd.	30,474	670,282
Sonic Healthcare Ltd.	40,951	1,015,013
South32 Ltd.	434,053	826,544
Stockland (REIT)	219,312	706,749
Suncorp Group Ltd.	117,955	885,730
Sydney Airport*	119,629	591,181
Tabcorp Holdings Ltd.	199,593	600,117
Telstra Corp. Ltd.	369,586	849,098
TPG Telecom Ltd.*	36,581	203,619
Transurban Group	253,964	2,674,540
Treasury Wine Estates Ltd.	71,134	515,503
Vicinity Centres (REIT)	334,649	414,086
Washington H Soul Pattinson & Co. Ltd. (x)	10,724	248,774
Wesfarmers Ltd.	104,497	4,060,323
Westpac Banking Corp.	332,669	4,967,847
WiseTech Global Ltd.	12,417	294,366
Woodside Petroleum Ltd.	88,215	1,546,533
Woolworths Group Ltd.	115,945	3,513,834

		115,913,749

Austria (0.2%)
Erste Group Bank AG	25,472	776,080
OMV AG	13,169	530,901
Raiffeisen Bank International AG*	14,575	296,996
Verbund AG	6,067	517,711
voestalpine AG	9,900	354,364

		2,476,052

Belgium (0.8%)
Ageas SA/NV	16,485	877,653
Anheuser-Busch InBev SA/NV	69,904	4,868,553
Elia Group SA/NV (x)	2,757	328,389
Etablissements Franz Colruyt NV	4,502	266,579
Galapagos NV*	4,179	410,872
Groupe Bruxelles Lambert SA (Swiss Stock exchange)	2,626	267,782
Groupe Bruxelles Lambert SA (Turquoise Stock Exchange)	7,802	786,524
KBC Group NV	22,665	1,586,009
Proximus SADP	13,045	258,329
Sofina SA	1,424	481,877
Solvay SA	6,808	805,750
UCB SA	11,434	1,180,046
Umicore SA(x)	18,298	878,279

		12,996,642

Brazil (0.0%)
Yara International ASA	16,109	668,840

Chile (0.0%)
Antofagasta plc	35,719	703,623

China (0.5%)
BOC Hong Kong Holdings Ltd.	335,248	1,016,237
Budweiser Brewing Co. APAC Ltd. (m)	161,350	532,807
ESR Cayman Ltd. (m)*	140,334	503,233
Prosus NV*	44,938	4,850,832
Wilmar International Ltd.	164,969	580,437

		7,483,546

Denmark (2.3%)
Ambu A/S, Class B	14,027	605,985
AP Moller - Maersk A/S, Class A	294	610,449
AP Moller - Maersk A/S, Class B	574	1,280,863
Carlsberg A/S, Class B	9,313	1,490,716
Chr Hansen Holding A/S*	9,550	981,899
Coloplast A/S, Class B	10,914	1,665,297
Danske Bank A/S*	63,119	1,042,763
Demant A/S*	10,289	406,331
DSV Panalpina A/S	19,294	3,230,234

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Genmab A/S*	6,002	$2,426,454
GN Store Nord A/S	11,779	941,949
H Lundbeck A/S	7,060	241,962
Novo Nordisk A/S, Class B	158,394	11,092,312
Novozymes A/S, Class B	19,629	1,126,048
Orsted A/S (m)	17,635	3,599,423
Pandora A/S	9,314	1,041,106
ROCKWOOL International A/S, Class B	758	283,423
Tryg A/S	11,824	372,823
Vestas Wind Systems A/S	18,084	4,272,851

		36,712,888

Finland (1.1%)
Elisa OYJ	13,194	723,235
Fortum OYJ	41,717	1,003,982
Kesko OYJ, Class B	25,491	655,208
Kone OYJ, Class B	30,975	2,514,887
Neste OYJ	39,092	2,825,289
Nokia OYJ*	521,231	2,006,437
Nordea Bank Abp (Aquis Stock Exchange)	4,742	38,651
Nordea Bank Abp (Turquoise Stock Exchange)	289,846	2,368,060
Orion OYJ, Class B	9,475	434,415
Sampo OYJ, Class A	43,716	1,846,233
Stora Enso OYJ, Class R	52,055	994,912
UPM-Kymmene OYJ	48,953	1,822,211
Wartsila OYJ Abp	40,486	403,097

		17,636,617

France (9.6%)
Accor SA*	17,583	635,816
Adevinta ASA*	19,822	332,900
Aeroports de Paris	2,950	382,370
Air Liquide SA	43,546	7,141,828
Airbus SE*	54,101	5,933,783
Alstom SA (x)*	22,864	1,301,901
Amundi SA (m)*	5,676	463,197
Arkema SA	6,432	734,691
Atos SE*	9,285	848,231
AXA SA‡	177,543	4,232,063
BioMerieux	3,707	522,607
BNP Paribas SA*	103,281	5,438,697
Bollore SA	85,113	351,655
Bouygues SA	21,093	867,102
Bureau Veritas SA*	26,920	715,617
Capgemini SE	15,014	2,325,747
Carrefour SA	54,299	930,671
Cie de Saint-Gobain	48,509	2,222,288
Cie Generale des Etablissements Michelin SCA	15,781	2,023,316
CNP Assurances*	14,598	235,047
Covivio (REIT)	4,914	452,340
Credit Agricole SA*	106,073	1,337,308
Danone SA	56,781	3,729,144
Dassault Aviation SA*	221	242,176
Dassault Systemes SE	12,182	2,472,668
Edenred	22,334	1,266,266
Eiffage SA*	7,639	737,616
Electricite de France SA	56,834	895,316
Engie SA*	168,540	2,577,829
EssilorLuxottica SA (Borsa Italiana Stock Exchange)	5,326	840,316
EssilorLuxottica SA (Turquoise Stock Exchange)	20,852	3,249,189
Eurazeo SE*	3,428	232,424
Faurecia SE*	7,673	392,853
Gecina SA (REIT)	4,226	652,048
Getlink SE*	40,515	701,841
Hermes International	2,949	3,168,887
Iliad SA	1,247	256,083
Ipsen SA	3,180	263,781
Kering SA	6,970	5,061,257
Klepierre SA (REIT)	17,363	390,080
La Francaise des Jeux SAEM (m)	7,573	346,101
Legrand SA	24,435	2,179,124
L’Oreal SA	23,178	8,800,428
LVMH Moet Hennessy Louis Vuitton SE	25,533	15,936,192
Natixis SA*	92,603	315,515
Orange SA	183,736	2,184,904
Orpea SA*	4,994	656,154
Pernod Ricard SA	19,237	3,684,938
Peugeot SA (x)*	53,531	1,462,912
Publicis Groupe SA	20,206	1,006,147
Remy Cointreau SA	2,045	380,487
Renault SA*	17,482	763,722
Safran SA*	29,492	4,177,551
Sanofi	104,116	10,010,114
Sartorius Stedim Biotech	2,569	913,908
Schneider Electric SE	49,633	7,173,021
SCOR SE*	14,281	460,933
SEB SA	2,005	364,962
Societe Generale SA*	74,883	1,557,186
Sodexo SA	8,124	686,987
Suez SA	30,868	611,654
Teleperformance	5,434	1,801,010
Thales SA	9,520	871,095
TOTAL SE	231,860	9,998,788
Ubisoft Entertainment SA*	8,264	795,946
Unibail-Rodamco-Westfield (REIT)	12,842	1,013,159
Valeo SA	21,987	867,054
Veolia Environnement SA	49,539	1,210,992
Vinci SA	47,886	4,759,554
Vivendi SA	76,519	2,465,988
Wendel SE	2,310	276,416
Worldline SA (m)(x)*	22,200	2,145,242

		156,437,133

Germany (8.4%)
adidas AG*	17,500	6,368,767
Allianz SE (Registered)	38,281	9,385,933
Aroundtown SA	86,818	649,095
BASF SE	84,519	6,682,511
Bayer AG (Registered)	90,279	5,310,983
Bayerische Motoren Werke AG	31,251	2,757,581
Bayerische Motoren Werke AG (Preference) (q)	4,557	307,302
Bechtle AG	2,568	559,676
Beiersdorf AG	9,179	1,059,005
Brenntag AG	14,460	1,118,905
Carl Zeiss Meditec AG	3,670	488,248
Commerzbank AG*	90,202	580,288

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Continental AG	10,132	$1,500,803
Covestro AG (m)	16,638	1,026,047
Daimler AG (Registered)	78,788	5,562,366
Delivery Hero SE (m)*	12,012	1,863,656
Deutsche Bank AG (Registered)*	180,895	1,977,643
Deutsche Boerse AG	17,676	3,006,949
Deutsche Lufthansa AG (Registered)*	24,680	326,076
Deutsche Post AG (Registered)	90,964	4,500,610
Deutsche Telekom AG (Registered)	306,995	5,608,730
Deutsche Wohnen SE	31,467	1,679,516
E.ON SE	202,980	2,247,605
Evonik Industries AG	18,477	602,232
Fresenius Medical Care AG & Co. KGaA	19,724	1,643,335
Fresenius SE & Co. KGaA	37,831	1,748,823
FUCHS PETROLUB SE (Preference) (q)	6,780	384,653
GEA Group AG	13,914	497,703
Hannover Rueck SE	5,401	859,737
HeidelbergCement AG	13,459	1,006,591
HelloFresh SE*	13,100	1,011,428
Henkel AG & Co. KGaA	9,796	943,620
Henkel AG & Co. KGaA (Preference) (q)	16,409	1,850,251
HOCHTIEF AG	2,336	227,018
Infineon Technologies AG	119,776	4,593,121
Just Eat Takeaway.com NV(m)*	11,333	1,279,274
KION Group AG	6,625	575,929
Knorr-Bremse AG	6,674	910,560
LANXESS AG	7,544	578,404
LEG Immobilien AG	6,443	1,000,101
Merck KGaA	11,974	2,053,045
MTU Aero Engines AG	4,817	1,255,792
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	12,885	3,821,905
Nemetschek SE	5,287	390,115
Porsche Automobil Holding SE (Preference) (q)	14,458	996,172
Puma SE*	8,960	1,010,095
Rational AG	481	447,468
RWE AG	59,349	2,506,453
SAP SE	96,037	12,579,437
Sartorius AG (Preference) (q)	3,336	1,400,316
Scout24 AG (m)	9,800	802,734
Siemens AG (Registered)	70,232	10,083,089
Siemens Energy AG*	36,350	1,332,209
Siemens Healthineers AG (m)	25,111	1,287,814
Symrise AG	11,792	1,561,578
TeamViewer AG (m)*	14,441	773,242
Telefonica Deutschland Holding AG	99,263	273,452
Uniper SE	18,718	645,760
United Internet AG (Registered)	9,120	383,600
Volkswagen AG	2,954	613,849
Volkswagen AG (Preference) (q)	17,086	3,181,480
Vonovia SE	48,147	3,515,010
Zalando SE (m)*	14,398	1,601,683

		136,797,373

Hong Kong (2.5%)
AIA Group Ltd.	1,112,840	13,636,954
ASM Pacific Technology Ltd.	29,241	385,859
Bank of East Asia Ltd. (The)	131,444	280,777
CK Asset Holdings Ltd.	239,641	1,230,284
CK Infrastructure Holdings Ltd.	63,966	343,657
CLP Holdings Ltd.	148,457	1,373,033
Hang Lung Properties Ltd.	181,445	478,629
Hang Seng Bank Ltd.	70,029	1,207,731
Henderson Land Development Co. Ltd.	129,554	505,519
HK Electric Investments & HK Electric Investments Ltd. (m)	217,845	214,404
HKT Trust & HKT Ltd.	323,457	419,735
Hong Kong & China Gas Co. Ltd.	967,764	1,445,570
Hong Kong Exchanges & Clearing Ltd.	111,247	6,098,714
Hongkong Land Holdings Ltd. (Bermuda Stock Exchange)	99,059	390,292
Hongkong Land Holdings Ltd. (Singapore Stock Exchange)	2,900	11,977
Jardine Matheson Holdings Ltd.	19,508	1,056,553
Jardine Strategic Holdings Ltd. (Quotrix Stock Exchange)	19,295	464,238
Jardine Strategic Holdings Ltd. (Singapore Stock Exchange)	649	16,147
Link REIT (REIT)	195,097	1,776,709
Melco Resorts & Entertainment Ltd. (ADR)	18,285	339,187
MTR Corp. Ltd.	141,063	788,793
New World Development Co. Ltd.	142,010	661,283
PCCW Ltd.	417,561	251,535
Power Assets Holdings Ltd.	126,048	682,883
Sino Land Co. Ltd.	303,504	395,409
Sun Hung Kai Properties Ltd.	121,967	1,573,270
Swire Pacific Ltd., Class A	43,070	238,894
Swire Properties Ltd.	100,469	292,240
Techtronic Industries Co. Ltd.	124,872	1,781,481
WH Group Ltd. (m)	880,729	738,443
Wharf Real Estate Investment Co. Ltd.	148,698	773,944
Xinyi Glass Holdings Ltd.	168,486	470,525

		40,324,669

Ireland (0.6%)
CRH plc	73,656	3,061,182
Flutter Entertainment plc	14,799	3,017,418
Kerry Group plc (London Stock Exchange), Class A	9	1,302
Kerry Group plc (Turquoise Stock Exchange), Class A	14,856	2,150,637
Kingspan Group plc	14,285	1,001,703
Smurfit Kappa Group plc	21,853	1,015,543

		10,247,785

Israel (0.5%)
Azrieli Group Ltd.	4,281	271,905
Bank Hapoalim BM*	109,097	746,563
Bank Leumi Le-Israel BM	134,932	793,606
Check Point Software Technologies Ltd.*	10,382	1,379,872

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Elbit Systems Ltd.	2,193	$288,742
ICL Group Ltd.	58,548	298,074
Isracard Ltd.	1	3
Israel Discount Bank Ltd., Class A	114,539	440,555
Mizrahi Tefahot Bank Ltd.	11,370	262,715
Nice Ltd.*	5,765	1,614,620
Teva Pharmaceutical Industries Ltd. (ADR)*	99,510	960,271
Wix.com Ltd.*	4,882	1,220,305

		8,277,231

Italy (1.9%)
Amplifon SpA*	11,710	486,960
Assicurazioni Generali SpA	100,968	1,758,936
Atlantia SpA*	46,176	830,087
Davide Campari-Milano NV	52,610	600,291
DiaSorin SpA	2,369	492,284
Enel SpA	750,326	7,586,078
Eni SpA	234,406	2,447,823
Ferrari NV	11,640	2,682,604
FinecoBank Banca Fineco SpA*	53,816	880,974
Infrastrutture Wireless Italiane SpA (m)	31,216	378,681
Intesa Sanpaolo SpA*	1,517,494	3,545,667
Mediobanca Banca di Credito Finanziario SpA*	55,112	507,650
Moncler SpA*	17,481	1,070,773
Nexi SpA (m)*	39,527	789,028
Poste Italiane SpA (m)	47,064	478,364
Prysmian SpA	22,365	794,530
Recordati Industria Chimica e Farmaceutica SpA	9,480	524,978
Snam SpA	184,805	1,038,754
Telecom Italia SpA (Aquis Stock Exchange)	526,982	272,837
Telecom Italia SpA (Turquoise Stock Exchange)	763,855	352,176
Terna Rete Elettrica Nazionale SpA	133,682	1,020,704
UniCredit SpA*	197,217	1,842,634

		30,382,813

Japan (22.6%)
ABC-Mart, Inc.	3,470	192,899
Acom Co. Ltd.	32,686	139,601
Advantest Corp.	18,182	1,361,163
Aeon Co. Ltd.	60,173	1,972,646
Aeon Mall Co. Ltd.	7,032	115,912
AGC, Inc.	18,585	647,969
Air Water, Inc.	16,090	285,788
Aisin Seiki Co. Ltd.	14,938	447,757
Ajinomoto Co., Inc.	41,761	945,391
Alfresa Holdings Corp.	16,602	303,726
Amada Co. Ltd.	27,516	301,928
ANA Holdings, Inc. (x)	12,587	277,571
Asahi Group Holdings Ltd.	42,806	1,759,418
Asahi Intecc Co. Ltd.	17,568	640,584
Asahi Kasei Corp.	114,439	1,168,717
Astellas Pharma, Inc.	170,817	2,636,989
Azbil Corp.	11,646	636,128
Bandai Namco Holdings, Inc.	18,474	1,597,007
Bank of Kyoto Ltd. (The)	5,221	271,529
Bridgestone Corp.	49,255	1,614,245
Brother Industries Ltd.	19,470	400,883
Calbee, Inc.	8,524	256,740
Canon, Inc. (x)	92,149	1,765,248
Capcom Co. Ltd.	8,258	535,844
Casio Computer Co. Ltd.	16,201	295,919
Central Japan Railway Co.	13,261	1,873,788
Chiba Bank Ltd. (The)	45,373	249,594
Chubu Electric Power Co., Inc.	59,430	715,428
Chugai Pharmaceutical Co. Ltd.	61,794	3,293,326
Chugoku Electric Power Co., Inc. (The) (x)	28,368	332,157
Coca-Cola Bottlers Japan Holdings, Inc.	12,596	196,281
Concordia Financial Group Ltd.	92,710	325,928
Cosmos Pharmaceutical Corp.	1,763	284,798
CyberAgent, Inc.	9,123	628,197
Dai Nippon Printing Co. Ltd.	22,970	412,661
Daifuku Co. Ltd.	8,980	1,109,726
Dai-ichi Life Holdings, Inc.	100,796	1,515,039
Daiichi Sankyo Co. Ltd.	156,638	5,362,601
Daikin Industries Ltd.	22,947	5,093,654
Daito Trust Construction Co. Ltd.	6,063	566,048
Daiwa House Industry Co. Ltd.	52,912	1,570,116
Daiwa House REIT Investment Corp. (REIT)	192	474,538
Daiwa Securities Group, Inc.	133,512	607,725
Denso Corp.	40,020	2,377,441
Dentsu Group, Inc.	19,880	590,114
Disco Corp.	2,592	872,326
East Japan Railway Co.	27,971	1,865,095
Eisai Co. Ltd.	23,359	1,667,741
ENEOS Holdings, Inc.	276,671	992,484
FANUC Corp.	17,863	4,387,252
Fast Retailing Co. Ltd.	5,359	4,799,252
Fuji Electric Co. Ltd.	12,039	433,150
FUJIFILM Holdings Corp.	33,144	1,745,553
Fujitsu Ltd.	18,121	2,615,791
Fukuoka Financial Group, Inc.	16,953	300,952
GLP J-REIT (REIT)*	359	565,332
GMO Payment Gateway, Inc.	3,741	501,433
Hakuhodo DY Holdings, Inc.	20,674	283,315
Hamamatsu Photonics KK	12,753	728,708
Hankyu Hanshin Holdings, Inc.	21,086	700,450
Harmonic Drive Systems, Inc.	3,576	319,314
Hikari Tsushin, Inc.	1,772	414,963
Hino Motors Ltd.	22,600	192,392
Hirose Electric Co. Ltd.	2,903	439,998
Hisamitsu Pharmaceutical Co., Inc.	5,188	307,999
Hitachi Construction Machinery Co. Ltd.	8,818	250,223
Hitachi Ltd.	89,585	3,526,832
Hitachi Metals Ltd.	18,736	284,156
Honda Motor Co. Ltd.	150,179	4,185,173
Hoshizaki Corp.	4,812	441,331
Hoya Corp.	34,453	4,761,458
Hulic Co. Ltd.	28,839	316,446
Ibiden Co. Ltd.	9,950	463,990
Idemitsu Kosan Co. Ltd.	16,822	369,822
Iida Group Holdings Co. Ltd.	13,315	268,737

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Inpex Corp. (x)	92,243	$496,703
Isuzu Motors Ltd.	49,303	467,938
Ito En Ltd.	4,811	304,255
ITOCHU Corp. (x)	125,101	3,591,103
Itochu Techno-Solutions Corp.	9,415	336,006
Japan Airlines Co. Ltd.	12,295	237,553
Japan Airport Terminal Co. Ltd.	4,919	297,746
Japan Exchange Group, Inc.	46,696	1,193,008
Japan Post Bank Co. Ltd.	35,624	292,223
Japan Post Holdings Co. Ltd.	143,025	1,112,009
Japan Post Insurance Co. Ltd.	19,230	393,335
Japan Real Estate Investment Corp. (REIT)	121	698,426
Japan Retail Fund Investment Corp. (REIT)	236	428,779
Japan Tobacco, Inc. (x)	110,125	2,241,855
JFE Holdings, Inc.	43,572	416,921
JSR Corp.	19,361	538,894
Kajima Corp.	40,705	544,810
Kakaku.com, Inc.	13,201	361,811
Kansai Electric Power Co., Inc. (The)	64,460	607,861
Kansai Paint Co. Ltd.	15,785	485,375
Kao Corp. (x)	44,174	3,409,683
KDDI Corp.	148,707	4,415,628
Keihan Holdings Co. Ltd.	8,462	405,255
Keikyu Corp.	19,096	327,159
Keio Corp.	9,273	718,454
Keisei Electric Railway Co. Ltd.	11,414	385,791
Keyence Corp.	16,829	9,453,121
Kikkoman Corp.	12,777	887,232
Kintetsu Group Holdings Co. Ltd.	15,715	687,926
Kirin Holdings Co. Ltd.	75,502	1,779,787
Kobayashi Pharmaceutical Co. Ltd.	4,574	558,599
Kobe Bussan Co. Ltd.	10,727	330,365
Koei Tecmo Holdings Co. Ltd.	4,263	260,103
Koito Manufacturing Co. Ltd.	9,407	639,554
Komatsu Ltd.	81,175	2,215,007
Konami Holdings Corp.	8,351	469,089
Kose Corp.	2,916	497,037
Kubota Corp. (x)	95,582	2,083,726
Kuraray Co. Ltd.	27,374	290,826
Kurita Water Industries Ltd.	9,845	376,142
Kyocera Corp.	29,561	1,811,078
Kyowa Kirin Co. Ltd.	25,116	684,484
Kyushu Electric Power Co., Inc.	31,535	271,203
Kyushu Railway Co.	13,187	284,161
Lasertec Corp.	6,759	792,712
Lawson, Inc.	4,158	193,494
Lion Corp.	20,063	485,375
Lixil Corp.	24,248	524,624
M3, Inc.	40,362	3,808,503
Makita Corp.	20,229	1,012,870
Marubeni Corp.	149,641	994,322
Marui Group Co. Ltd.	15,796	277,201
Mazda Motor Corp.	47,933	321,240
McDonald’s Holdings Co. Japan Ltd. (x)	5,844	282,989
Medipal Holdings Corp.	17,622	330,748
Meiji Holdings Co. Ltd.	10,646	748,535
Mercari, Inc.*	7,930	351,361
Minebea Mitsumi, Inc.	33,658	667,586
MISUMI Group, Inc.	26,502	868,813
Mitsubishi Chemical Holdings Corp.	118,980	719,261
Mitsubishi Corp.	123,862	3,048,117
Mitsubishi Electric Corp.	168,670	2,543,404
Mitsubishi Estate Co. Ltd.	109,008	1,749,322
Mitsubishi Gas Chemical Co., Inc.	15,354	352,270
Mitsubishi Heavy Industries Ltd.	29,622	905,400
Mitsubishi UFJ Financial Group, Inc.	1,129,981	4,991,374
Mitsubishi UFJ Lease & Finance Co. Ltd.	38,549	184,802
Mitsui & Co. Ltd.	149,619	2,737,931
Mitsui Chemicals, Inc.	16,437	481,545
Mitsui Fudosan Co. Ltd.	84,927	1,775,361
Miura Co. Ltd.	7,809	435,619
Mizuho Financial Group, Inc.	221,387	2,803,385
MonotaRO Co. Ltd.	11,440	581,667
MS&AD Insurance Group Holdings, Inc.	40,891	1,243,897
Murata Manufacturing Co. Ltd.	53,000	4,783,885
Nabtesco Corp.	9,936	434,950
Nagoya Railroad Co. Ltd. (x)	18,332	483,267
NEC Corp.	23,139	1,241,490
Nexon Co. Ltd.	44,766	1,378,683
NGK Insulators Ltd.	25,368	391,127
NGK Spark Plug Co. Ltd.	14,185	242,198
NH Foods Ltd.	8,149	358,302
Nidec Corp.	41,194	5,178,423
Nihon M&A Center, Inc.	14,357	959,404
Nintendo Co. Ltd.	10,282	6,555,267
Nippon Building Fund, Inc. (REIT)	140	810,808
Nippon Electric Glass Co. Ltd.	2	35
Nippon Express Co. Ltd.	6,691	449,069
Nippon Paint Holdings Co. Ltd.	13,523	1,483,856
Nippon Prologis REIT, Inc. (REIT)*	190	592,514
Nippon Sanso Holdings Corp.	13,708	254,366
Nippon Shinyaku Co. Ltd.	4,055	265,869
Nippon Steel Corp.*	75,073	965,541
Nippon Telegraph & Telephone Corp.	118,373	3,032,839
Nippon Yusen KK	14,487	337,008
Nissan Chemical Corp.	11,486	718,605
Nissan Motor Co. Ltd.	208,945	1,133,206
Nisshin Seifun Group, Inc.	17,122	272,115
Nissin Foods Holdings Co. Ltd.	6,008	514,365
Nitori Holdings Co. Ltd.	7,439	1,557,612
Nitto Denko Corp.	14,403	1,287,489
Nomura Holdings, Inc.	284,712	1,502,765
Nomura Real Estate Holdings, Inc.	9,787	216,394
Nomura Real Estate Master Fund, Inc. (REIT)	415	593,230
Nomura Research Institute Ltd.	29,667	1,061,639
NSK Ltd.	30,270	262,669
NTT Data Corp.	57,333	783,467
Obayashi Corp.	58,665	505,659
Obic Co. Ltd.	6,315	1,267,832
Odakyu Electric Railway Co. Ltd.	27,784	871,824

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Oji Holdings Corp.	78,348	$445,405
Olympus Corp.	107,014	2,338,648
Omron Corp.	17,116	1,525,032
Ono Pharmaceutical Co. Ltd.	33,319	1,002,910
Oracle Corp.	3,850	501,501
Oriental Land Co. Ltd.	18,339	3,026,454
ORIX Corp.	120,924	1,855,640
Orix JREIT, Inc. (REIT)	237	391,347
Osaka Gas Co. Ltd.	34,567	707,041
Otsuka Corp.	9,653	509,504
Otsuka Holdings Co. Ltd.	35,626	1,524,339
Pan Pacific International Holdings Corp.	38,453	889,311
Panasonic Corp.	205,794	2,372,745
PeptiDream, Inc.*	8,594	436,130
Persol Holdings Co. Ltd.	17,308	311,948
Pigeon Corp. (x)	10,620	437,636
Pola Orbis Holdings, Inc.	9,044	183,411
Rakuten, Inc.	80,160	771,672
Recruit Holdings Co. Ltd.	124,902	5,226,880
Renesas Electronics Corp.*	71,583	748,032
Resona Holdings, Inc.	194,111	677,523
Ricoh Co. Ltd.	58,973	386,661
Rinnai Corp.	3,061	355,148
Rohm Co. Ltd.	8,257	798,871
Ryohin Keikaku Co. Ltd.	21,513	438,573
Santen Pharmaceutical Co. Ltd.	33,326	540,614
SBI Holdings, Inc.	22,118	524,166
SCSK Corp.	4,544	259,645
Secom Co. Ltd.	19,298	1,778,694
Sega Sammy Holdings, Inc.	17,140	270,077
Seibu Holdings, Inc.	19,746	193,339
Seiko Epson Corp.	24,826	368,104
Sekisui Chemical Co. Ltd.	33,114	626,650
Sekisui House Ltd.	56,493	1,148,955
Seven & i Holdings Co. Ltd.	69,737	2,471,238
SG Holdings Co. Ltd.	29,595	805,977
Sharp Corp.*	17,379	263,239
Shimadzu Corp.	20,218	785,184
Shimamura Co. Ltd.	2,255	236,736
Shimano, Inc.	6,786	1,582,885
Shimizu Corp.	52,529	381,548
Shin-Etsu Chemical Co. Ltd.	32,662	5,706,479
Shinsei Bank Ltd.	14,152	174,202
Shionogi & Co. Ltd.	24,270	1,324,502
Shiseido Co. Ltd.	36,921	2,551,627
Shizuoka Bank Ltd. (The)	37,747	276,371
SMC Corp.	5,262	3,208,008
SoftBank Corp.	265,391	3,323,331
SoftBank Group Corp.	144,103	11,245,770
Sohgo Security Services Co. Ltd.	6,812	352,953
Sompo Holdings, Inc.	30,757	1,243,029
Sony Corp.	115,987	11,553,206
Square Enix Holdings Co. Ltd.	8,557	518,782
Stanley Electric Co. Ltd.	11,425	367,906
Subaru Corp.	56,742	1,133,411
SUMCO Corp.	23,689	519,183
Sumitomo Chemical Co. Ltd.	134,127	539,080
Sumitomo Corp.	106,595	1,409,670
Sumitomo Dainippon Pharma Co. Ltd. (x)	16,691	246,190
Sumitomo Electric Industries Ltd.	70,791	936,864
Sumitomo Metal Mining Co. Ltd.	21,647	959,969
Sumitomo Mitsui Financial Group, Inc.	119,864	3,700,803
Sumitomo Mitsui Trust Holdings, Inc.	30,139	927,331
Sumitomo Realty & Development Co. Ltd.	28,556	879,731
Sundrug Co. Ltd.	6,071	242,240
Suntory Beverage & Food Ltd.	12,465	440,630
Suzuken Co. Ltd.	5,882	212,482
Suzuki Motor Corp.	34,365	1,591,530
Sysmex Corp.	15,400	1,849,402
T&D Holdings, Inc.	51,633	608,565
Taiheiyo Cement Corp.	10,095	252,143
Taisei Corp.	17,039	586,641
Taisho Pharmaceutical Holdings Co. Ltd.	3,419	230,130
Takeda Pharmaceutical Co. Ltd.	145,474	5,290,348
TDK Corp.	12,032	1,810,830
Teijin Ltd.	17,006	319,516
Terumo Corp.	59,585	2,488,311
THK Co. Ltd.	10,322	332,887
TIS, Inc.	20,822	426,301
Tobu Railway Co. Ltd.	17,257	513,925
Toho Co. Ltd.	10,123	426,469
Toho Gas Co. Ltd.	6,576	434,982
Tohoku Electric Power Co., Inc.	39,143	322,227
Tokio Marine Holdings, Inc.	58,519	3,008,269
Tokyo Century Corp.	4,211	333,601
Tokyo Electric Power Co. Holdings, Inc.*	134,117	353,298
Tokyo Electron Ltd.	13,683	5,088,637
Tokyo Gas Co. Ltd.	34,711	801,424
Tokyu Corp.	45,164	560,313
Tokyu Fudosan Holdings Corp.	57,816	307,964
Toppan Printing Co. Ltd.	23,474	330,780
Toray Industries, Inc.	126,396	747,812
Toshiba Corp.	35,118	981,216
Tosoh Corp.	22,792	354,942
TOTO Ltd.	13,389	803,949
Toyo Suisan Kaisha Ltd.	8,092	393,413
Toyoda Gosei Co. Ltd.	6,254	181,403
Toyota Industries Corp.	13,490	1,070,002
Toyota Motor Corp.	195,350	15,053,992
Toyota Tsusho Corp.	19,375	781,530
Trend Micro, Inc. (x)	12,557	722,373
Tsuruha Holdings, Inc.	3,632	516,370
Unicharm Corp.	37,303	1,767,336
United Urban Investment Corp. (REIT)	297	367,025
USS Co. Ltd.	21,652	437,423
Welcia Holdings Co. Ltd.	7,864	296,647
West Japan Railway Co.	14,968	782,647
Yakult Honsha Co. Ltd.	12,119	610,322
Yamada Holdings Co. Ltd.	64,630	343,007
Yamaha Corp.	12,824	753,878
Yamaha Motor Co. Ltd.	25,293	515,389
Yamato Holdings Co. Ltd.	26,928	686,142
Yamazaki Baking Co. Ltd.	10,694	178,553
Yaskawa Electric Corp.	21,538	1,070,069

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Yokogawa Electric Corp.	19,924	$396,338
Z Holdings Corp.	247,947	1,499,376
ZOZO, Inc.	9,649	238,200

		368,312,961

Jordan (0.0%)
Hikma Pharmaceuticals plc	15,731	541,676

Luxembourg (0.2%)
ArcelorMittal SA*	65,839	1,518,560
Eurofins Scientific SE(x)*	12,386	1,038,465
SES SA (FDR)	32,243	303,931

		2,860,956

Macau (0.2%)
Galaxy Entertainment Group Ltd.	201,766	1,568,072
Sands China Ltd.	216,304	950,042
SJM Holdings Ltd.	197,866	221,285
Wynn Macau Ltd.*	153,118	257,157

		2,996,556

Malta (0.0%)
BGP Holdings plc(r)*	810,676	—

Mexico (0.0%)
Fresnillo plc	17,001	262,596

Netherlands (3.9%)
ABN AMRO Bank NV (CVA) (m)	36,670	359,279
Adyen NV (m)*	1,666	3,877,187
Aegon NV	162,208	641,052
Akzo Nobel NV	17,795	1,910,012
Altice Europe NV, Class A*	57,816	376,322
Argenx SE*	4,161	1,226,088
ASML Holding NV	39,193	19,034,745
EXOR NV	10,006	809,462
Heineken Holding NV	10,361	975,262
Heineken NV	23,974	2,671,637
ING Groep NV	357,528	3,337,391
JDE Peet’s NV (x)*	7,050	318,237
Koninklijke Ahold Delhaize NV	100,494	2,837,180
Koninklijke DSM NV	15,979	2,748,521
Koninklijke KPN NV	320,669	974,271
Koninklijke Philips NV*	85,163	4,554,844
Koninklijke Vopak NV	6,085	319,576
NN Group NV	26,334	1,143,033
Randstad NV*	10,989	714,732
Royal Dutch Shell plc, Class A	372,190	6,605,410
Royal Dutch Shell plc, Class B	346,444	5,966,561
Wolters Kluwer NV	25,130	2,120,146

		63,520,948

New Zealand (0.3%)
a2 Milk Co. Ltd. (The)*	67,836	589,113
Auckland International Airport Ltd.	114,724	625,683
Fisher & Paykel Healthcare Corp. Ltd.	52,711	1,250,406
Mercury NZ Ltd.	61,505	288,971
Meridian Energy Ltd.	116,211	620,414
Ryman Healthcare Ltd.	34,345	375,364
Spark New Zealand Ltd.	165,859	560,877
Xero Ltd.*	11,366	1,286,527

		5,597,355

Norway (0.5%)
DNB ASA	87,201	1,708,577
Equinor ASA	90,284	1,526,275
Gjensidige Forsikring ASA	18,361	409,866
Mowi ASA	41,290	919,776
Norsk Hydro ASA	120,328	559,381
Orkla ASA	69,625	706,461
Schibsted ASA, Class A*	7,111	303,789
Schibsted ASA, Class B*	8,817	328,854
Telenor ASA	65,335	1,111,745

		7,574,724

Portugal (0.2%)
Banco Espirito Santo SA (Registered) (r)*	106,365	—
EDP - Energias de Portugal SA	257,973	1,624,928
Galp Energia SGPS SA	44,566	476,603
Jeronimo Martins SGPS SA	25,067	423,211

		2,524,742

Russia (0.0%)
Evraz plc	50,110	323,166

Singapore (0.9%)
Ascendas REIT (REIT)	295,974	667,375
CapitaLand Integrated Commercial Trust (REIT)	391,778	640,315
CapitaLand Ltd.	231,535	574,633
City Developments Ltd.	46,081	277,895
DBS Group Holdings Ltd.	165,087	3,127,859
Genting Singapore Ltd.	512,677	329,733
Keppel Corp. Ltd.	128,805	524,342
Mapletree Commercial Trust (REIT)	211,809	341,369
Mapletree Logistics Trust (REIT)	248,746	378,314
Oversea-Chinese Banking Corp. Ltd.	305,720	2,327,136
Singapore Airlines Ltd.*	120,476	390,161
Singapore Exchange Ltd.	73,031	512,809
Singapore Technologies Engineering Ltd.	150,654	435,456
Singapore Telecommunications Ltd.	749,434	1,309,922
Suntec REIT (REIT)	168,135	189,559
United Overseas Bank Ltd.	109,872	1,878,033
UOL Group Ltd.	38,720	225,886
Venture Corp. Ltd.	24,821	364,727

		14,495,524

South Africa (0.2%)
Anglo American plc	113,472	3,762,168

Spain (2.2%)
ACS Actividades de Construccion y Servicios SA	24,417	809,858
Aena SME SA (m)*	6,032	1,047,871
Amadeus IT Group SA	41,493	3,019,092
Banco Bilbao Vizcaya Argentaria SA	622,642	3,069,225
Banco Santander SA	1,593,699	4,941,340
CaixaBank SA	335,514	861,159
Cellnex Telecom SA (m)	28,659	1,719,753
Enagas SA	21,786	478,136

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Endesa SA	28,364	$774,447
Ferrovial SA	43,554	1,202,495
Grifols SA (x)	27,908	814,160
Iberdrola SA	557,738	7,971,919
Industria de Diseno Textil SA	100,032	3,182,195
Naturgy Energy Group SA	26,746	619,504
Red Electrica Corp. SA (x)	37,917	777,040
Repsol SA	137,004	1,380,810
Siemens Gamesa Renewable Energy SA	21,031	850,166
Telefonica SA	440,345	1,745,640
Telefonica SA*	25,052	99,312

		35,364,122

Sweden (2.8%)
Alfa Laval AB*	29,706	817,063
Assa Abloy AB, Class B	91,435	2,250,424
Atlas Copco AB, Class A	63,309	3,240,243
Atlas Copco AB, Class B	34,109	1,526,854
Boliden AB	24,206	857,313
Electrolux AB	20,428	475,096
Epiroc AB, Class A	62,835	1,142,892
Epiroc AB, Class B	34,658	585,524
EQT AB (x)	22,348	571,493
Essity AB, Class B	56,146	1,804,976
Evolution Gaming Group AB (m)	14,672	1,488,670
Fastighets AB Balder, Class B*	9,524	496,481
Hennes & Mauritz AB, Class B	74,622	1,559,991
Hexagon AB, Class B	25,736	2,345,380
Husqvarna AB, Class B	37,006	479,014
ICA Gruppen AB	9,313	465,107
Industrivarden AB, Class C*	14,637	472,328
Industrivarden AB, Class A*	10,049	334,901
Investment AB Latour, Class B	13,387	324,929
Investor AB, Class B	42,407	3,088,419
Kinnevik AB, Class B*	22,848	1,153,841
L E Lundbergforetagen AB, Class B*	7,282	389,962
Lundin Energy AB	16,655	449,998
Nibe Industrier AB, Class B	28,294	927,475
Sandvik AB*	103,767	2,538,808
Securitas AB, Class B	28,446	458,968
Skandinaviska Enskilda Banken AB, Class A*	148,052	1,520,540
Skanska AB, Class B	31,324	798,367
SKF AB, Class B	35,707	926,136
Svenska Cellulosa AB SCA, Class B*	55,681	969,795
Svenska Handelsbanken AB, Class A*	140,753	1,413,073
Swedbank AB, Class A*	81,711	1,431,303
Swedish Match AB	15,190	1,177,522
Tele2 AB, Class B	45,488	600,418
Telefonaktiebolaget LM Ericsson, Class B	267,426	3,173,644
Telia Co. AB	222,989	920,403
Volvo AB, Class B*	130,780	3,080,505

		46,257,856

Switzerland (8.8%)
ABB Ltd. (Registered)	169,733	4,737,493
Adecco Group AG (Registered)	14,632	977,780
Alcon, Inc.*	45,438	3,019,961
Baloise Holding AG (Registered)	4,352	774,246
Banque Cantonale Vaudoise (Registered) (x)	3,057	332,530
Barry Callebaut AG (Registered)	280	665,447
Chocoladefabriken Lindt & Spruengli AG	94	916,322
Chocoladefabriken Lindt & Spruengli AG (Registered)	9	898,678
Cie Financiere Richemont SA (Registered)	48,058	4,347,097
Clariant AG (Registered)	19,203	408,224
Coca-Cola HBC AG	18,002	585,164
Credit Suisse Group AG (Registered)	224,835	2,895,198
EMS-Chemie Holding AG (Registered)	760	732,272
Geberit AG (Registered)	3,384	2,118,392
Givaudan SA (Registered)	850	3,581,272
Julius Baer Group Ltd.	20,390	1,174,619
Kuehne + Nagel International AG (Registered)	4,853	1,100,737
LafargeHolcim Ltd. (Registered)*	47,626	2,615,583
Logitech International SA (Registered)	15,011	1,456,845
Lonza Group AG (Registered)	6,859	4,406,867
Nestle SA (Registered)	264,912	31,198,154
Novartis AG (Registered)	204,168	19,291,374
Partners Group Holding AG	1,729	2,031,131
Roche Holding AG	64,554	22,531,555
Schindler Holding AG	3,864	1,041,399
Schindler Holding AG (Registered)	1,822	490,641
SGS SA (Registered)	555	1,673,839
Sika AG (Registered)	13,233	3,614,300
Sonova Holding AG (Registered)*	4,894	1,271,456
STMicroelectronics NV	59,610	2,205,067
Straumann Holding AG (Registered)	939	1,094,068
Swatch Group AG (The)	2,481	676,789
Swatch Group AG (The) (Registered) (x)	5,387	284,532
Swiss Life Holding AG (Registered)*	2,737	1,274,979
Swiss Prime Site AG (Registered)	7,017	688,780
Swiss Re AG	26,746	2,517,804
Swisscom AG (Registered)	2,417	1,302,554
Temenos AG (Registered)	6,156	859,810
UBS Group AG (Registered)	338,297	4,765,123
Vifor Pharma AG (x)	4,148	651,273
Zurich Insurance Group AG	13,840	5,838,970

		143,048,325

United Arab Emirates (0.0%)
NMC Health plc (r)*	3,282	—

United Kingdom (10.7%)
3i Group plc	89,277	1,413,759
Admiral Group plc	17,407	691,746
Ashtead Group plc	41,384	1,945,654
Associated British Foods plc*	33,475	1,036,393

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
AstraZeneca plc	120,726	$12,091,397
Auto Trader Group plc (m)	92,778	756,169
AVEVA Group plc	10,331	452,367
Aviva plc	354,623	1,577,048
BAE Systems plc	299,236	2,000,195
Barclays plc	1,584,914	3,179,098
Barratt Developments plc	93,814	859,547
Berkeley Group Holdings plc	11,249	729,462
BP plc	1,865,379	6,499,708
British American Tobacco plc	211,062	7,816,027
British Land Co. plc (The) (REIT)	79,613	532,378
BT Group plc*	819,232	1,481,596
Bunzl plc	30,609	1,022,586
Burberry Group plc*	36,263	887,407
CK Hutchison Holdings Ltd.	248,217	1,732,167
CNH Industrial NV*	95,541	1,205,110
Coca-Cola European Partners plc	18,900	941,787
Compass Group plc	164,583	3,067,667
Croda International plc	12,427	1,120,919
DCC plc	9,309	659,162
Diageo plc	218,499	8,599,389
Direct Line Insurance Group plc	123,238	537,604
Entain plc	53,649	831,592
Experian plc	84,657	3,214,890
Fiat Chrysler Automobiles NV*	101,610	1,819,773
GlaxoSmithKline plc	461,391	8,467,379
Halma plc	34,419	1,152,695
Hargreaves Lansdown plc	29,473	614,641
HSBC Holdings plc	1,871,203	9,694,279
Imperial Brands plc	87,085	1,828,608
Informa plc	140,650	1,055,940
InterContinental Hotels Group plc	16,522	1,059,651
Intertek Group plc	14,844	1,146,497
J Sainsbury plc	158,717	489,438
JD Sports Fashion plc*	39,723	467,162
Johnson Matthey plc	17,723	587,728
Kingfisher plc*	183,595	678,883
Land Securities Group plc (REIT)	63,196	582,302
Legal & General Group plc	562,049	2,046,019
Lloyds Banking Group plc	6,468,127	3,223,178
London Stock Exchange Group plc	29,009	3,573,456
M&G plc	235,794	638,286
Melrose Industries plc*	433,191	1,054,748
Mondi plc	45,920	1,079,770
National Grid plc	323,882	3,831,160
Natwest Group plc	446,752	1,024,230
Next plc*	12,078	1,170,371
Ocado Group plc*	44,684	1,397,480
Pearson plc	66,062	614,672
Persimmon plc	28,689	1,085,555
Phoenix Group Holdings plc	51,161	490,158
Prudential plc	239,991	4,420,688
Reckitt Benckiser Group plc	65,568	5,865,835
RELX plc (London Stock Exchange)	86,121	2,111,036
RELX plc (Turquoise Stock Exchange)	92,157	2,255,050
Rentokil Initial plc	170,349	1,187,125
Rolls-Royce Holdings plc*	754,259	1,147,487
RSA Insurance Group plc	96,220	891,329
Sage Group plc (The)	96,203	765,665
Schroders plc	12,040	549,427
Segro plc (REIT)	108,062	1,400,314
Severn Trent plc	22,204	695,031
Smith & Nephew plc	80,500	1,662,265
Smiths Group plc	36,803	757,186
Spirax-Sarco Engineering plc	6,637	1,025,145
SSE plc	95,371	1,956,298
St James’s Place plc	49,094	760,987
Standard Chartered plc	251,538	1,602,595
Standard Life Aberdeen plc	205,240	789,513
Taylor Wimpey plc	333,521	756,197
Tesco plc	909,526	2,878,100
Unilever plc (Cboe Europe)	138,922	8,411,878
Unilever plc (London Stock Exchange)	104,440	6,272,729
United Utilities Group plc	62,202	761,298
Vodafone Group plc	2,474,295	4,092,124
Whitbread plc*	18,671	791,510
Wm Morrison Supermarkets plc	214,542	520,320
WPP plc	112,500	1,230,750

		173,314,765

United States (0.4%)
CyberArk Software Ltd.*	3,765	608,386
Ferguson plc	20,734	2,518,947
James Hardie Industries plc (CHDI)*	40,431	1,191,328
QIAGEN NV*	21,775	1,129,231
Tenaris SA	41,707	337,502

		5,785,394

Total Common Stocks (89.4%) (Cost $1,068,972,877)		1,453,602,795

	Number of Rights	Value (Note 1)
RIGHTS:
Spain (0.0%)
Repsol SA, expiring 1/8/21(x)* (Cost $48,937)	137,004	46,981

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.3%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $300,004, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145% - 2.500%, maturing 8/31/21 - 2/15/46; total market value $306,001. (xx)	$300,000	300,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $1,000,022, collateralized by various Foreign Government Agency Securities, ranging from 1.875% - 3.000%, maturing 6/15/22 - 9/27/23; total market value $1,020,004. (xx)	1,000,000	1,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $1,191,101, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $1,214,916. (xx)	$1,191,094	$1,191,094
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $300,007, collateralized by various Common Stocks; total market value $333,337. (xx)	300,000	300,000
NBC Global Finance Ltd., 0.28%, dated 12/31/20, due 1/7/21, repurchase price $2,200,620, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 2.125%-5.000%, maturing 2/28/23 - 5/15/37; total market value $2,440,844. (xx)	2,200,500	2,200,500

Total Repurchase Agreements		4,991,594

Total Short-Term Investments (0.3%) (Cost $4,991,594)		4,991,594

Total Investments in Securities (89.7%) (Cost $1,074,013,408)		1,458,641,370
Other Assets Less Liabilities (10.3%)		168,060,269

Net Assets (100%)		$1,626,701,639

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)	Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $28,072,302 or 1.7% of net assets.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $17,164,084. This was collateralized by $13,281,888 of various U.S. Government Treasury Securities, ranging from 0.000% - 7.250%, maturing 1/21/21 - 8/15/50 and by cash of $4,991,594 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHDI	— Clearing House Electronic Subregister System (CHESS)
Depository Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Denmark Krone
EUR	— European Currency Unit
FDR	— Finnish Depositary Receipt
GBP	— British Pound
HKD	— Hong Kong Dollar
ILS	— Israeli Shekel
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
REIT	— Real Estate Investment Trust
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Insurance
AXA SA	177,543	5,725,421	255,519	(920,019)	(1,411)	(827,447)	4,232,063	140,048	—

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	1,530	3/2021	EUR	66,353,920	795,189
FTSE 100 Index	472	3/2021	GBP	41,438,533	(478,978)
MSCI EAFE E-Mini Index	38	3/2021	USD	4,048,520	12,478
SPI 200 Index	131	3/2021	AUD	16,505,018	(71,892)
TOPIX Index	238	3/2021	JPY	41,593,240	1,049,801

					1,306,598

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Forward Foreign Currency Contracts outstanding as of December 31, 2020 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	19,428,754	USD	14,453,361	HSBC Bank plc	3/19/2021	534,356
GBP	22,749,520	USD	30,677,796	HSBC Bank plc	3/19/2021	446,467
JPY	2,802,038,007	USD	26,935,499	HSBC Bank plc	3/19/2021	224,504

Total unrealized appreciation						1,205,327

USD	51,905,693	EUR	42,638,651	HSBC Bank plc	3/19/2021	(270,671)

Total unrealized depreciation						(270,671)

Net unrealized appreciation						934,656

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 1,709,950, CAD 1,639, CHF 46,018, DKK 45,627, EUR 117,866,582, GBP 10,914,005, HKD 67,133, ILS 32,086, JPY 13,444,912, NOK 95,800, NZD 130,874, SEK 54,778 and SGD 45,162.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)(a)		Total
Assets:
Common Stocks
Australia	$—	$115,913,749	$—		$115,913,749
Austria	—	2,476,052	—		2,476,052
Belgium	—	12,996,642	—		12,996,642
Brazil	—	668,840	—		668,840
Chile	—	703,623	—		703,623
China	—	7,483,546	—		7,483,546
Denmark	—	36,712,888	—		36,712,888
Finland	—	17,636,617	—		17,636,617
France	—	156,437,133	—		156,437,133
Germany	—	136,797,373	—		136,797,373
Hong Kong	2,250,270	38,074,399	—		40,324,669
Ireland	—	10,247,785	—		10,247,785
Israel	3,560,448	4,716,783	—		8,277,231
Italy	—	30,382,813	—		30,382,813
Japan	—	368,312,961	—		368,312,961
Jordan	—	541,676	—		541,676
Luxembourg	—	2,860,956	—		2,860,956
Macau	—	2,996,556	—		2,996,556
Malta	—	—	—	(b)	—	(b)
Mexico	—	262,596	—		262,596
Netherlands	—	63,520,948	—		63,520,948
New Zealand	—	5,597,355	—		5,597,355
Norway	—	7,574,724	—		7,574,724
Portugal	—	2,524,742	—	(b)	2,524,742
Russia	—	323,166	—		323,166
Singapore	—	14,495,524	—		14,495,524

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)(a)		Total
South Africa	$—	$3,762,168	$—		$3,762,168
Spain	—	35,364,122	—		35,364,122
Sweden	—	46,257,856	—		46,257,856
Switzerland	—	143,048,325	—		143,048,325
United Arab Emirates	—	—	—	(b)	— (b)
United Kingdom	941,787	172,372,978	—		173,314,765
United States	608,386	5,177,008	—		5,785,394
Forward Currency Contracts	—	1,205,327	—		1,205,327
Futures	1,857,468	—	—		1,857,468
Rights
Spain	—	46,981	—		46,981
Short-Term Investments
Repurchase Agreements	—	4,991,594	—		4,991,594

Total Assets	$9,218,359	$1,452,485,806	$—		$1,461,704,165

Liabilities:
Forward Currency Contracts	—	(270,671)	—		(270,671)
Futures	(550,870)	—	—		(550,870)

Total Liabilities	$(550,870)	$(270,671)	$—		$(821,541)

Total	$8,667,489	$1,452,215,135	$—		$1,460,882,624

(a)	A security with a market value of $0 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$1,205,327
Equity contracts	Receivables, Net assets – Unrealized appreciation	1,857,468	*

Total		$3,062,795

	Liability Derivatives
Foreign exchange contracts	Payables	$(270,671)
Equity contracts	Payables, Net assets – Unrealized depreciation	(550,870	)*

Total		$(821,541)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$17,702,778	$17,702,778
Equity contracts	(27,174,797)	—	(27,174,797)

Total	$(27,174,797)	$17,702,778	$(9,472,019)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$848,915	$848,915
Equity contracts	1,733,967	—	1,733,967

Total	$1,733,967	$848,915	$2,582,882

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $466,471,000 and futures contracts with an average notional balance of approximately $185,214,000 respectively, during the year ended December 31, 2020.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2020:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
HSBC Bank plc	$1,205,327	$(270,671)	$—	$934,656

Total	$1,205,327	$(270,671)	$—	$934,656

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
HSBC Bank plc	$270,671	$(270,671)	$—	$—

Total	$270,671	$(270,671)	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 2%)*	$139,992,447
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 18%)*	$319,770,365

*	During the year ended December 31, 2020, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$599,607,669
Aggregate gross unrealized depreciation	(226,383,000)

Net unrealized appreciation	$373,224,669

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,087,657,955

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $4,356,057)	$4,232,063
Unaffiliated Issuers (Cost $1,064,665,757)	1,449,417,713
Repurchase Agreements (Cost $4,991,594)	4,991,594
Cash	6,662,893
Foreign cash (Cost $133,030,312)	144,454,566
Cash held as collateral at broker for futures	16,908,950
Dividends, interest and other receivables	4,960,118
Receivable for securities sold	2,977,987
Unrealized appreciation on forward foreign currency contracts	1,205,327
Due from Custodian	42,064
Securities lending income receivable	6,443
Other assets	48,068

Total assets	1,635,907,786

LIABILITIES
Payable for return of collateral on securities loaned	4,991,594
Payable for securities purchased	2,193,351
Investment management fees payable	614,935
Payable for Portfolio shares redeemed	494,821
Due to broker for futures variation margin	334,153
Unrealized depreciation on forward foreign currency contracts	270,671
Administrative fees payable	167,849
Due to Custodian	5,035
Trustees’ fees payable	220
Accrued expenses	133,518

Total liabilities	9,206,147

NET ASSETS	$1,626,701,639

Net assets were comprised of:
Paid in capital	$1,283,045,147
Total distributable earnings (loss)	343,656,492

Net assets	$1,626,701,639

Class K
Net asset value, offering and redemption price per share, $1,626,701,639 / 147,458,085 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.03

(x)	Includes value of securities on loan of $17,164,084.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends ($140,048 of dividend income received from affiliates) (net of $3,058,562 foreign withholding tax)	$32,063,968
Income from non-cash dividends	2,217,864
Securities lending (net)	232,429

Total income	34,514,261

EXPENSES
Investment management fees	6,927,914
Administrative fees	1,901,710
Interest expense	483,680
Custodian fees	439,500
Printing and mailing expenses	115,158
Professional fees	109,151
Trustees’ fees	51,108
Miscellaneous	128,894

Total expenses	10,157,115

NET INVESTMENT INCOME (LOSS)	24,357,146

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($(1,411) realized gain (loss) from affiliates)	15,557,289
Futures contracts	(27,174,797)
Forward foreign currency contracts	17,702,778
Foreign currency transactions	(8,516,109)

Net realized gain (loss)	(2,430,839)

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(827,447) of change in unrealized appreciation (depreciation) from affiliates)	67,070,550
Futures contracts	1,733,967
Forward foreign currency contracts	848,915
Foreign currency translations	15,252,798

Net change in unrealized appreciation (depreciation)	84,906,230

NET REALIZED AND UNREALIZED GAIN (LOSS)	82,475,391

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$106,832,537

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$24,357,146	$40,584,065
Net realized gain (loss)	(2,430,839)	33,145,306
Net change in unrealized appreciation (depreciation)	84,906,230	249,990,984

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	106,832,537	323,720,355

Distributions to shareholders:
Class K	(60,146,717)	(58,505,380)

CAPITAL SHARES TRANSACTIONS:
Class K
Capital shares sold [ 15,927,078 and 18,186,208 shares, respectively ]	136,672,781	172,648,627
Capital shares issued in reinvestment of dividends and distributions [ 5,637,749 and 5,493,267 shares, respectively ]	60,146,717	58,505,380
Capital shares repurchased [ (33,429,500) and (20,864,557) shares, respectively ]	(333,184,273)	(214,519,153)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(136,364,775)	16,634,854

TOTAL INCREASE (DECREASE) IN NET ASSETS	(89,678,955)	281,849,829
NET ASSETS:
Beginning of year	1,716,380,594	1,434,530,765

End of year	$1,626,701,639	$1,716,380,594

See Notes to Financial Statements.

EQ ADVISORS TRUST

ATM INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class K	2020		2019	2018	2017	2016
Net asset value, beginning of year	$10.77		$9.17	$11.08	$9.11	$9.21

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	(aa)	0.25	0.24	0.21	0.22
Net realized and unrealized gain (loss)	0.52		1.73	(1.80)	2.02	(0.24)

Total from investment operations	0.68		1.98	(1.56)	2.23	(0.02)

Less distributions:
Dividends from net investment income	(0.22)		(0.28)	(0.23)	(0.25)	(0.08)
Distributions from net realized gains	(0.20)		(0.10)	(0.12)	(0.01)	—

Total dividends and distributions	(0.42)		(0.38)	(0.35)	(0.26)	(0.08)

Net asset value, end of year	$11.03		$10.77	$9.17	$11.08	$9.11

Total return	6.43%		21.62%	(14.18)%	24.56%	(0.25)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,626,702		$1,716,381	$1,434,531	$1,699,057	$1,563,651
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.63	%**	0.62%	0.64%	0.64%	0.62%
Before waivers and reimbursements (f)	0.63	%**	0.62%	0.64%	0.64%	0.63%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.61	%(bb)	2.46%	2.22%	2.08%	2.41%
Before waivers and reimbursements (f)	1.61	%(bb)	2.46%	2.22%	2.08%	2.40%
Portfolio turnover rate^	10%		9%	10%	3%	4%
**	Includes Interest Expense of 0.03%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amount would be $0.15.
(bb)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratio for Class K would have been 0.14% lower.

See Notes to Financial Statements.

EQ/500 MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IB Shares	17.01%	13.87%	12.09%
Portfolio – Class K Shares*	17.32	14.16	14.25
S&P 500® Index	18.40	15.22	13.88

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 17.01% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned 18.40% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were information technology, consumer discretionary, communication services, health care and industrials.

•	The five stocks that contributed most to performance were Apple, Inc., Amazon.com, Inc., Microsoft Corp., NVIDIA Corp. and Facebook, Inc.

What hurt performance during the year:

•	The sectors that detracted most from performance were energy, financials, real estate and utilities.

•	The five stocks that detracted most from performance were Exxon Mobil Corp., Wells Fargo & Co., AT&T, Inc., The Boeing Co. and Chevron Corp.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark. The Portfolio reduced its equity exposure at certain points of the year during which volatility was relatively high, de-equitizing by as much as 46% for 81 days.

•

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2020	% of Net Assets
Information Technology	25.1%
Health Care	12.3
Consumer Discretionary	11.6
Communication Services	9.8
Financials	9.5
Industrials	7.6
Consumer Staples	5.9
Investment Companies	3.4
Utilities	2.5
Materials	2.4
Real Estate	2.2
Energy	2.1
Repurchase Agreements	0.0 #
Cash and Other	5.6

100.0%

#	Less than 0.05%.

EQ/500 MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,207.80	$4.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.13	4.05
Class K
Actual	1,000.00	1,209.20	3.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.38	2.79

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 0.80% and 0.55%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (9.8%)
Diversified Telecommunication Services (1.3%)
AT&T, Inc.	1,950,562	$56,098,163
CenturyLink, Inc.	269,234	2,625,031
Verizon Communications, Inc.	1,132,698	66,546,008

		125,269,202

Entertainment (2.1%)
Activision Blizzard, Inc.	211,419	19,630,254
Electronic Arts, Inc.	80,212	11,518,443
Live Nation Entertainment, Inc.*	40,536	2,978,585
Netflix, Inc.*	120,930	65,390,479
Take-Two Interactive Software, Inc.*	31,034	6,448,555
Walt Disney Co. (The)*	495,574	89,788,098

		195,754,414

Interactive Media & Services (5.0%)
Alphabet, Inc., Class A*	82,294	144,231,756
Alphabet, Inc., Class C*	79,458	139,200,881
Facebook, Inc., Class A*	658,026	179,746,382
Twitter, Inc.*	219,782	11,901,196

		475,080,215

Media (1.2%)
Charter Communications, Inc., Class A*	39,939	26,421,645
Comcast Corp., Class A	1,249,794	65,489,206
Discovery, Inc., Class A(x)*	46,991	1,413,959
Discovery, Inc., Class C*	75,421	1,975,276
DISH Network Corp., Class A*	65,822	2,128,684
Fox Corp., Class A	96,345	2,805,566
Fox Corp., Class B	41,444	1,196,903
Interpublic Group of Cos., Inc. (The)	109,631	2,578,521
News Corp., Class A	100,901	1,813,191
News Corp., Class B	31,926	567,325
Omnicom Group, Inc.	58,192	3,629,435
ViacomCBS, Inc.	156,385	5,826,905

		115,846,616

Wireless Telecommunication Services (0.2%)
T-Mobile US, Inc.*	159,627	21,525,701

Total Communication Services		933,476,148

Consumer Discretionary (11.6%)
Auto Components (0.1%)
Aptiv plc	75,358	9,818,394
BorgWarner, Inc.	66,932	2,586,252

		12,404,646

Automobiles (1.8%)
Ford Motor Co.	1,063,400	9,347,286
General Motors Co.	344,770	14,356,223
Tesla, Inc.*	207,571	146,476,627

		170,180,136

Distributors (0.1%)
Genuine Parts Co.	39,697	3,986,770
LKQ Corp.*	79,246	2,792,629

Pool Corp.	10,757	4,006,982

		10,786,381

Hotels, Restaurants & Leisure (1.5%)
Carnival Corp.	203,571	4,409,348
Chipotle Mexican Grill, Inc.*	7,572	10,500,168
Darden Restaurants, Inc.	34,890	4,156,097
Domino’s Pizza, Inc.	10,931	4,191,601
Hilton Worldwide Holdings, Inc.	76,004	8,456,205
Las Vegas Sands Corp.	90,895	5,417,342
Marriott International, Inc., Class A	73,473	9,692,558
McDonald’s Corp.	203,955	43,764,664
MGM Resorts International	109,143	3,439,096
Norwegian Cruise Line Holdings Ltd.(x)*	86,398	2,197,101
Royal Caribbean Cruises Ltd.	49,503	3,697,379
Starbucks Corp.	321,271	34,369,572
Wynn Resorts Ltd.	27,016	3,048,215
Yum! Brands, Inc.	83,780	9,095,157

		146,434,503

Household Durables (0.4%)
DR Horton, Inc.	91,870	6,331,680
Garmin Ltd.	40,642	4,863,222
Leggett & Platt, Inc.	36,749	1,627,981
Lennar Corp., Class A	76,518	5,832,967
Mohawk Industries, Inc.*	15,887	2,239,273
Newell Brands, Inc.	105,241	2,234,266
NVR, Inc.*	936	3,818,749
PulteGroup, Inc.	71,336	3,076,008
Whirlpool Corp.	17,112	3,088,545

		33,112,691

Internet & Direct Marketing Retail (4.5%)
Amazon.com, Inc.*	116,740	380,214,008
Booking Holdings, Inc.*	11,210	24,967,697
eBay, Inc.	184,799	9,286,150
Etsy, Inc.*	34,515	6,140,564
Expedia Group, Inc.	37,853	5,011,737

		425,620,156

Leisure Products (0.0%)
Hasbro, Inc.	35,735	3,342,652

Multiline Retail (0.5%)
Dollar General Corp.	67,063	14,103,349
Dollar Tree, Inc.*	65,086	7,031,892
Target Corp.	137,074	24,197,673

		45,332,914

Specialty Retail (2.0%)
Advance Auto Parts, Inc.	18,989	2,990,957
AutoZone, Inc.*	6,292	7,458,788
Best Buy Co., Inc.	64,093	6,395,840
CarMax, Inc.*	43,965	4,152,934
Gap, Inc. (The)	60,072	1,212,854
Home Depot, Inc. (The)	294,692	78,276,089
L Brands, Inc.	64,115	2,384,437
Lowe’s Cos., Inc.	200,564	32,192,528
O’Reilly Automotive, Inc.*	19,831	8,974,916
Ross Stores, Inc.	96,746	11,881,376

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Tiffany & Co.	30,089	$3,955,199
TJX Cos., Inc. (The)	328,642	22,442,962
Tractor Supply Co.	31,681	4,453,715
Ulta Beauty, Inc.*	15,673	4,500,659

		191,273,254

Textiles, Apparel & Luxury Goods (0.7%)
Hanesbrands, Inc.	90,925	1,325,687
NIKE, Inc., Class B	343,472	48,590,984
PVH Corp.	19,147	1,797,712
Ralph Lauren Corp.	12,791	1,326,938
Tapestry, Inc.	77,118	2,396,827
Under Armour, Inc., Class A*	53,133	912,294
Under Armour, Inc., Class C*	41,947	624,171
VF Corp.	90,014	7,688,096

		64,662,709

Total Consumer Discretionary		1,103,150,042

Consumer Staples (5.9%)
Beverages (1.4%)
Brown-Forman Corp., Class B	50,957	4,047,514
Coca-Cola Co. (The)	1,058,682	58,058,121
Constellation Brands, Inc., Class A	46,705	10,230,730
Molson Coors Beverage Co., Class B	49,852	2,252,812
Monster Beverage Corp.*	99,847	9,233,851
PepsiCo, Inc.	378,276	56,098,331

		139,921,359

Food & Staples Retailing (1.3%)
Costco Wholesale Corp.	120,775	45,505,604
Kroger Co. (The)	215,818	6,854,380
Sysco Corp.	137,854	10,237,038
Walgreens Boots Alliance, Inc.	198,255	7,906,409
Walmart, Inc.	379,478	54,701,754

		125,205,185

Food Products (0.9%)
Archer-Daniels-Midland Co.	154,387	7,782,649
Campbell Soup Co.	52,628	2,544,564
Conagra Brands, Inc.	136,014	4,931,867
General Mills, Inc.	165,553	9,734,516
Hershey Co. (The)	40,548	6,176,677
Hormel Foods Corp.	78,197	3,644,762
JM Smucker Co. (The)	31,538	3,645,793
Kellogg Co.	70,142	4,364,937
Kraft Heinz Co. (The)	177,860	6,164,627
Lamb Weston Holdings, Inc.	40,966	3,225,663
McCormick & Co., Inc. (Non-Voting)	68,040	6,504,624
Mondelez International, Inc., Class A	391,471	22,889,309
Tyson Foods, Inc., Class A	79,763	5,139,928

		86,749,916

Household Products (1.5%)
Church & Dwight Co., Inc.	68,922	6,012,066
Clorox Co. (The)	34,719	7,010,461
Colgate-Palmolive Co.	234,628	20,063,040

Kimberly-Clark Corp.	92,960	12,533,797
Procter & Gamble Co. (The)	678,729	94,438,353

		140,057,717

Personal Products (0.2%)
Estee Lauder Cos., Inc. (The), Class A	61,645	16,409,283

Tobacco (0.6%)
Altria Group, Inc.	508,695	20,856,495
Philip Morris International, Inc.	426,276	35,291,390

		56,147,885

Total Consumer Staples		564,491,345

Energy (2.1%)
Energy Equipment & Services (0.2%)
Baker Hughes Co.	183,454	3,825,016
Halliburton Co.	238,273	4,503,360
National Oilwell Varco, Inc.	106,765	1,465,883
Schlumberger NV	379,047	8,274,596
TechnipFMC plc	129,378	1,216,153

		19,285,008

Oil, Gas & Consumable Fuels (1.9%)
Apache Corp.	97,532	1,383,979
Cabot Oil & Gas Corp.	111,754	1,819,355
Chevron Corp.	526,934	44,499,576
Concho Resources, Inc.	55,363	3,230,431
ConocoPhillips	290,250	11,607,097
Devon Energy Corp.	102,447	1,619,687
Diamondback Energy, Inc.	45,514	2,202,878
EOG Resources, Inc.	160,043	7,981,344
Exxon Mobil Corp.	1,157,371	47,706,833
Hess Corp.	74,888	3,953,338
HollyFrontier Corp.	35,406	915,245
Kinder Morgan, Inc.	540,142	7,383,741
Marathon Oil Corp.	217,998	1,454,047
Marathon Petroleum Corp.	179,171	7,410,513
Occidental Petroleum Corp.	227,445	3,937,073
ONEOK, Inc.	120,939	4,641,639
Phillips 66	119,869	8,383,638
Pioneer Natural Resources Co.	43,794	4,987,699
Valero Energy Corp.	111,278	6,294,996
Williams Cos., Inc. (The)	334,302	6,702,755

		178,115,864

Total Energy		197,400,872

Financials (9.5%)
Banks (3.5%)
Bank of America Corp.	2,083,782	63,159,432
Citigroup, Inc.	569,884	35,139,047
Citizens Financial Group, Inc.	117,722	4,209,739
Comerica, Inc.	39,673	2,216,134
Fifth Third Bancorp	198,380	5,469,337
First Republic Bank	47,854	7,031,188
Huntington Bancshares, Inc.	266,969	3,371,818
JPMorgan Chase & Co.	834,368	106,023,142
KeyCorp	270,075	4,431,931
M&T Bank Corp.	34,992	4,454,482

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

People’s United Financial, Inc.	121,505	$1,571,060
PNC Financial Services Group, Inc. (The)‡	115,977	17,280,573
Regions Financial Corp.	267,295	4,308,795
SVB Financial Group*	13,996	5,428,069
Truist Financial Corp.	369,013	17,686,793
US Bancorp	375,238	17,482,338
Wells Fargo & Co.	1,131,712	34,155,068
Zions Bancorp NA	42,606	1,850,805

		335,269,751

Capital Markets (2.5%)
Ameriprise Financial, Inc.	31,990	6,216,617
Bank of New York Mellon Corp. (The)	227,021	9,634,771
BlackRock, Inc.‡	38,824	28,013,069
Cboe Global Markets, Inc.	30,347	2,825,913
Charles Schwab Corp. (The)	406,609	21,566,541
CME Group, Inc.	98,252	17,886,776
Franklin Resources, Inc.	80,305	2,006,822
Goldman Sachs Group, Inc. (The)	94,180	24,836,208
Intercontinental Exchange, Inc.	153,637	17,712,810
Invesco Ltd.	98,227	1,712,096
MarketAxess Holdings, Inc.	10,607	6,051,930
Moody’s Corp.	43,991	12,767,948
Morgan Stanley	391,225	26,810,649
MSCI, Inc.	22,492	10,043,353
Nasdaq, Inc.	31,398	4,167,770
Northern Trust Corp.	57,165	5,324,348
Raymond James Financial, Inc.	33,289	3,184,759
S&P Global, Inc.	65,858	21,649,500
State Street Corp.	96,537	7,025,963
T. Rowe Price Group, Inc.	61,489	9,308,820

		238,746,663

Consumer Finance (0.5%)
American Express Co.	178,527	21,585,700
Capital One Financial Corp.	124,123	12,269,559
Discover Financial Services	85,106	7,704,646
Synchrony Financial	150,433	5,221,529

		46,781,434

Diversified Financial Services (1.3%)
Berkshire Hathaway, Inc., Class B*	532,702	123,517,613

Insurance (1.7%)
Aflac, Inc.	178,683	7,946,033
Allstate Corp. (The)	83,231	9,149,584
American International Group, Inc.	232,741	8,811,574
Aon plc, Class A	62,578	13,220,854
Arthur J Gallagher & Co.	53,071	6,565,413
Assurant, Inc.	16,938	2,307,294
Chubb Ltd.	123,551	19,016,970
Cincinnati Financial Corp.	40,842	3,568,366
Everest Re Group Ltd.	10,803	2,528,874
Globe Life, Inc.	26,454	2,512,072
Hartford Financial Services Group, Inc. (The)	99,342	4,865,771
Lincoln National Corp.	49,068	2,468,611
Loews Corp.	63,302	2,849,856
Marsh & McLennan Cos., Inc.	138,598	16,215,966

MetLife, Inc.	209,205	9,822,175
Principal Financial Group, Inc.	71,500	3,547,115
Progressive Corp. (The)	160,078	15,828,513
Prudential Financial, Inc.	110,012	8,588,637
Travelers Cos., Inc. (The)	70,346	9,874,468
Unum Group	50,728	1,163,700
W R Berkley Corp.	38,836	2,579,487
Willis Towers Watson plc	35,640	7,508,635

		160,939,968

Total Financials		905,255,429

Health Care (12.3%)
Biotechnology (1.7%)
AbbVie, Inc.	483,254	51,780,666
Alexion Pharmaceuticals, Inc.*	60,845	9,506,423
Amgen, Inc.	159,354	36,638,672
Biogen, Inc.*	42,121	10,313,748
Gilead Sciences, Inc.	343,121	19,990,229
Incyte Corp.*	50,627	4,403,536
Regeneron Pharmaceuticals, Inc.*	28,505	13,771,051
Vertex Pharmaceuticals, Inc.*	71,179	16,822,445

		163,226,770

Health Care Equipment & Supplies (3.5%)
Abbott Laboratories	485,139	53,117,869
ABIOMED, Inc.*	12,698	4,116,692
Align Technology, Inc.*	19,409	10,371,781
Baxter International, Inc.	140,388	11,264,733
Becton Dickinson and Co.	79,389	19,864,716
Boston Scientific Corp.*	389,912	14,017,336
Cooper Cos., Inc. (The)	13,648	4,958,591
Danaher Corp.	173,058	38,443,104
Dentsply Sirona, Inc.	57,919	3,032,639
DexCom, Inc.*	26,589	9,830,485
Edwards Lifesciences Corp.*	169,720	15,483,556
Hologic, Inc.*	70,722	5,150,683
IDEXX Laboratories, Inc.*	23,079	11,536,500
Intuitive Surgical, Inc.*	32,168	26,316,641
Medtronic plc	368,439	43,158,944
ResMed, Inc.	39,028	8,295,792
STERIS plc	23,743	4,500,248
Stryker Corp.	89,491	21,928,875
Teleflex, Inc.	12,941	5,326,127
Varian Medical Systems, Inc.*	24,226	4,239,792
West Pharmaceutical Services, Inc.	20,525	5,814,938
Zimmer Biomet Holdings, Inc.	57,422	8,848,156

		329,618,198

Health Care Providers & Services (2.4%)
AmerisourceBergen Corp.	41,164	4,024,193
Anthem, Inc.	68,077	21,858,844
Cardinal Health, Inc.	81,266	4,352,607
Centene Corp.*	161,005	9,665,130
Cigna Corp.	98,888	20,586,504
CVS Health Corp.	358,282	24,470,661
DaVita, Inc.*	20,873	2,450,490
HCA Healthcare, Inc.	73,192	12,037,156
Henry Schein, Inc.*	38,009	2,541,282
Humana, Inc.	36,120	14,818,952

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Laboratory Corp. of America Holdings*	26,299	$5,353,162
McKesson Corp.	43,308	7,532,127
Quest Diagnostics, Inc.	36,085	4,300,249
UnitedHealth Group, Inc.	259,716	91,077,207
Universal Health Services, Inc., Class B	20,843	2,865,913

		227,934,477

Health Care Technology (0.1%)
Cerner Corp.	84,954	6,667,190

Life Sciences Tools & Services (1.1%)
Agilent Technologies, Inc.	83,416	9,883,962
Bio-Rad Laboratories, Inc., Class A*	6,029	3,514,545
Illumina, Inc.*	39,815	14,731,550
IQVIA Holdings, Inc.*	53,098	9,513,569
Mettler-Toledo International, Inc.*	6,500	7,407,920
PerkinElmer, Inc.	30,276	4,344,606
Thermo Fisher Scientific, Inc.	108,487	50,531,075
Waters Corp.*	16,863	4,172,243

		104,099,470

Pharmaceuticals (3.5%)
Bristol-Myers Squibb Co.	618,550	38,368,656
Catalent, Inc.*	44,673	4,649,119
Eli Lilly and Co.	217,327	36,693,491
Johnson & Johnson	720,592	113,406,769
Merck & Co., Inc.	692,533	56,649,199
Perrigo Co. plc	36,606	1,637,020
Pfizer, Inc.	1,521,470	56,005,311
Viatris, Inc.*	335,735	6,291,674
Zoetis, Inc.	130,093	21,530,392

		335,231,631

Total Health Care		1,166,777,736

Industrials (7.6%)
Aerospace & Defense (1.5%)
Boeing Co. (The)	145,254	31,093,071
General Dynamics Corp.	62,791	9,344,557
Howmet Aerospace, Inc.*	109,302	3,119,479
Huntington Ingalls Industries, Inc.	11,534	1,966,316
L3Harris Technologies, Inc.	57,513	10,871,107
Lockheed Martin Corp.	67,394	23,923,522
Northrop Grumman Corp.	42,189	12,855,832
Raytheon Technologies Corp.	415,710	29,727,422
Teledyne Technologies, Inc.*	9,772	3,830,429
Textron, Inc.	63,609	3,074,223
TransDigm Group, Inc.*	15,049	9,313,074

		139,119,032

Air Freight & Logistics (0.6%)
CH Robinson Worldwide, Inc.	36,389	3,415,836
Expeditors International of Washington, Inc.	46,709	4,442,493
FedEx Corp.	66,034	17,143,747
United Parcel Service, Inc., Class B	196,386	33,071,402

		58,073,478

Airlines (0.2%)
Alaska Air Group, Inc.	32,718	1,701,336
American Airlines Group, Inc.(x)	167,186	2,636,523
Delta Air Lines, Inc.	176,525	7,098,070
Southwest Airlines Co.	163,677	7,628,985
United Airlines Holdings, Inc.*	83,536	3,612,932

		22,677,846

Building Products (0.4%)
A O Smith Corp.	38,334	2,101,470
Allegion plc	24,310	2,829,198
Carrier Global Corp.	226,281	8,535,319
Fortune Brands Home & Security, Inc.	36,557	3,133,666
Johnson Controls International plc	198,151	9,231,855
Masco Corp.	71,039	3,902,172
Trane Technologies plc	66,496	9,652,560

		39,386,240

Commercial Services & Supplies (0.4%)
Cintas Corp.	24,147	8,534,999
Copart, Inc.*	56,387	7,175,246
Republic Services, Inc.	58,584	5,641,639
Rollins, Inc.	57,309	2,239,063
Waste Management, Inc.	105,851	12,483,008

		36,073,955

Construction & Engineering (0.1%)
Jacobs Engineering Group, Inc.	34,967	3,810,004
Quanta Services, Inc.	38,770	2,792,216

		6,602,220

Electrical Equipment (0.4%)
AMETEK, Inc.	63,250	7,649,455
Eaton Corp. plc	109,107	13,108,115
Emerson Electric Co.	163,046	13,104,007
Rockwell Automation, Inc.	32,144	8,062,037

		41,923,614

Industrial Conglomerates (1.1%)
3M Co.	157,890	27,597,593
General Electric Co.	2,397,793	25,896,164
Honeywell International, Inc.	192,069	40,853,076
Roper Technologies, Inc.	28,486	12,280,030

		106,626,863

Machinery (1.5%)
Caterpillar, Inc.	148,703	27,066,920
Cummins, Inc.	41,004	9,312,008
Deere & Co.	85,778	23,078,571
Dover Corp.	40,208	5,076,260
Flowserve Corp.	32,221	1,187,344
Fortive Corp.	93,192	6,599,857
IDEX Corp.	21,023	4,187,781
Illinois Tool Works, Inc.	78,711	16,047,599
Ingersoll Rand, Inc.*	101,535	4,625,935
Otis Worldwide Corp.	108,996	7,362,680
PACCAR, Inc.	96,196	8,299,791
Parker-Hannifin Corp.	34,775	9,473,058
Pentair plc	44,348	2,354,435
Snap-on, Inc.	15,193	2,600,130

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Stanley Black & Decker, Inc.	44,354	$7,919,850
Westinghouse Air Brake Technologies Corp.	47,398	3,469,534
Xylem, Inc.	50,123	5,102,020

		143,763,773

Professional Services (0.3%)
Equifax, Inc.	33,165	6,395,538
IHS Markit Ltd.	100,765	9,051,720
Nielsen Holdings plc	93,686	1,955,227
Robert Half International, Inc.	31,837	1,989,176
Verisk Analytics, Inc.	45,207	9,384,521

		28,776,182

Road & Rail (0.9%)
CSX Corp.	209,338	18,997,424
JB Hunt Transport Services, Inc.	23,638	3,230,133
Kansas City Southern	25,310	5,166,530
Norfolk Southern Corp.	69,522	16,519,122
Old Dominion Freight Line, Inc.	26,004	5,075,461
Union Pacific Corp.	184,455	38,407,220

		87,395,890

Trading Companies & Distributors (0.2%)
Fastenal Co.	159,126	7,770,123
United Rentals, Inc.*	19,452	4,511,113
WW Grainger, Inc.	12,516	5,110,783

		17,392,019

Total Industrials		727,811,112

Information Technology (25.1%)
Communications Equipment (0.7%)
Arista Networks, Inc.*	15,243	4,429,158
Cisco Systems, Inc.	1,156,627	51,759,058
F5 Networks, Inc.*	16,344	2,875,563
Juniper Networks, Inc.	89,656	2,018,157
Motorola Solutions, Inc.	45,730	7,776,844

		68,858,780

Electronic Equipment, Instruments & Components (0.5%)
Amphenol Corp., Class A	80,999	10,592,239
CDW Corp.	38,886	5,124,786
Corning, Inc.	211,685	7,620,660
FLIR Systems, Inc.	33,458	1,466,464
IPG Photonics Corp.*	9,503	2,126,676
Keysight Technologies, Inc.*	50,721	6,699,737
TE Connectivity Ltd.	91,403	11,066,161
Vontier Corp.*	38,681	1,291,946
Zebra Technologies Corp., Class A*	14,493	5,570,095

		51,558,764

IT Services (5.0%)
Accenture plc, Class A	173,423	45,299,822
Akamai Technologies, Inc.*	45,254	4,751,217
Automatic Data Processing, Inc.	117,377	20,681,827
Broadridge Financial Solutions, Inc.	31,438	4,816,302
Cognizant Technology Solutions Corp., Class A	146,344	11,992,891
DXC Technology Co.	68,812	1,771,909

Fidelity National Information Services, Inc.	169,849	24,026,840
Fiserv, Inc.*	152,244	17,334,502
FleetCor Technologies, Inc.*	22,637	6,176,053
Gartner, Inc.*	23,869	3,823,575
Global Payments, Inc.	81,840	17,629,973
International Business Machines Corp.	243,904	30,702,635
Jack Henry & Associates, Inc.	20,739	3,359,511
Leidos Holdings, Inc.	36,612	3,848,653
Mastercard, Inc., Class A	240,806	85,953,294
Paychex, Inc.	88,466	8,243,262
PayPal Holdings, Inc.*	320,721	75,112,858
VeriSign, Inc.*	26,831	5,806,228
Visa, Inc., Class A	464,149	101,523,311
Western Union Co. (The)	111,047	2,436,371

		475,291,034

Semiconductors & Semiconductor Equipment (4.7%)
Advanced Micro Devices, Inc.*	329,215	30,192,308
Analog Devices, Inc.	102,881	15,198,610
Applied Materials, Inc.	249,988	21,573,964
Broadcom, Inc.	110,722	48,479,628
Intel Corp.	1,121,724	55,884,290
KLA Corp.	42,280	10,946,715
Lam Research Corp.	39,419	18,616,411
Maxim Integrated Products, Inc.	72,765	6,450,617
Microchip Technology, Inc.	70,321	9,712,033
Micron Technology, Inc.*	304,716	22,908,549
NVIDIA Corp.	169,436	88,479,479
Qorvo, Inc.*	31,639	5,260,617
QUALCOMM, Inc.	309,583	47,161,874
Skyworks Solutions, Inc.	46,554	7,117,176
Teradyne, Inc.	45,109	5,408,118
Texas Instruments, Inc.	251,263	41,239,796
Xilinx, Inc.	67,417	9,557,708

		444,187,893

Software (7.8%)
Adobe, Inc.*	131,311	65,671,257
ANSYS, Inc.*	23,850	8,676,630
Autodesk, Inc.*	60,011	18,323,759
Cadence Design Systems, Inc.*	77,449	10,566,367
Citrix Systems, Inc.	33,295	4,331,680
Fortinet, Inc.*	36,746	5,457,883
Intuit, Inc.	71,920	27,318,812
Microsoft Corp.	2,069,494	460,296,855
NortonLifeLock, Inc.	170,607	3,545,213
Oracle Corp.	519,217	33,588,148
Paycom Software, Inc.*	13,174	5,957,942
salesforce.com, Inc.*	250,458	55,734,419
ServiceNow, Inc.*	53,258	29,314,801
Synopsys, Inc.*	42,151	10,927,225
Tyler Technologies, Inc.*	10,881	4,749,774

		744,460,765

Technology Hardware, Storage & Peripherals (6.4%)
Apple, Inc.	4,374,583	580,463,419
Hewlett Packard Enterprise Co.	361,880	4,288,278
HP, Inc.	370,884	9,120,037
NetApp, Inc.	62,003	4,107,079

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Seagate Technology plc	61,629	$3,830,859
Western Digital Corp.	82,415	4,564,967
Xerox Holdings Corp.	43,664	1,012,568

		607,387,207

Total Information Technology		2,391,744,443

Materials (2.4%)
Chemicals (1.7%)
Air Products and Chemicals, Inc.	60,398	16,501,942
Albemarle Corp.	28,511	4,205,943
Celanese Corp.	32,933	4,279,314
CF Industries Holdings, Inc.	59,095	2,287,567
Corteva, Inc.	205,549	7,958,857
Dow, Inc.	200,969	11,153,779
DuPont de Nemours, Inc.	199,924	14,216,596
Eastman Chemical Co.	37,176	3,728,009
Ecolab, Inc.	67,812	14,671,804
FMC Corp.	34,024	3,910,378
International Flavors & Fragrances, Inc.(x)	29,712	3,233,854
Linde plc	143,666	37,857,428
LyondellBasell Industries NV, Class A	71,882	6,588,704
Mosaic Co. (The)	97,561	2,244,879
PPG Industries, Inc.	65,495	9,445,689
Sherwin-Williams Co. (The)	22,375	16,443,611

		158,728,354

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	17,240	4,895,643
Vulcan Materials Co.	35,610	5,281,319

		10,176,962

Containers & Packaging (0.3%)
Amcor plc	438,659	5,163,016
Avery Dennison Corp.	22,259	3,452,594
Ball Corp.	90,331	8,417,043
International Paper Co.	110,192	5,478,746
Packaging Corp. of America	25,248	3,481,952
Sealed Air Corp.	43,517	1,992,643
Westrock Co.	69,102	3,008,010

		30,994,004

Metals & Mining (0.3%)
Freeport-McMoRan, Inc.	401,191	10,438,990
Newmont Corp.	218,875	13,108,424
Nucor Corp.	83,543	4,443,652

		27,991,066

Total Materials		227,890,386

Real Estate (2.2%)
Equity Real Estate Investment Trusts (REITs) (2.1%)
Alexandria Real Estate Equities, Inc. (REIT)	33,894	6,040,589
American Tower Corp. (REIT)	121,592	27,292,540
AvalonBay Communities, Inc. (REIT)	37,616	6,034,735
Boston Properties, Inc. (REIT)	39,842	3,766,264
Crown Castle International Corp. (REIT)	118,058	18,793,653

Digital Realty Trust, Inc. (REIT)	76,689	10,698,882
Duke Realty Corp. (REIT)	101,310	4,049,361
Equinix, Inc. (REIT)	24,604	17,571,685
Equity Residential (REIT)	93,744	5,557,144
Essex Property Trust, Inc. (REIT)	17,191	4,081,487
Extra Space Storage, Inc. (REIT)	37,033	4,290,643
Federal Realty Investment Trust (REIT)	18,933	1,611,577
Healthpeak Properties, Inc. (REIT)	147,180	4,449,251
Host Hotels & Resorts, Inc. (REIT)	185,531	2,714,319
Iron Mountain, Inc. (REIT)(x)	77,273	2,278,008
Kimco Realty Corp. (REIT)	116,042	1,741,790
Mid-America Apartment Communities, Inc. (REIT)	29,748	3,768,774
Prologis, Inc. (REIT)	202,344	20,165,603
Public Storage (REIT)	42,301	9,768,570
Realty Income Corp. (REIT)	94,023	5,845,410
Regency Centers Corp. (REIT)	42,684	1,945,964
SBA Communications Corp. (REIT)	30,197	8,519,480
Simon Property Group, Inc. (REIT)	89,753	7,654,136
SL Green Realty Corp. (REIT)	21,525	1,282,459
UDR, Inc. (REIT)	78,089	3,000,960
Ventas, Inc. (REIT)	104,819	5,140,324
Vornado Realty Trust (REIT)	43,496	1,624,141
Welltower, Inc. (REIT)	112,095	7,243,579
Weyerhaeuser Co. (REIT)	204,920	6,870,968

		203,802,296

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	93,360	5,855,539

Total Real Estate		209,657,835

Utilities (2.5%)
Electric Utilities (1.6%)
Alliant Energy Corp.	67,327	3,469,360
American Electric Power Co., Inc.	134,581	11,206,560
Duke Energy Corp.	201,419	18,441,924
Edison International	102,288	6,425,732
Entergy Corp.	54,810	5,472,230
Evergy, Inc.	63,096	3,502,459
Eversource Energy	95,162	8,232,464
Exelon Corp.	264,460	11,165,501
FirstEnergy Corp.	144,962	4,437,287
NextEra Energy, Inc.	536,247	41,371,456
NRG Energy, Inc.	68,071	2,556,066
Pinnacle West Capital Corp.	31,487	2,517,386
PPL Corp.	211,219	5,956,376
Southern Co. (The)	289,072	17,757,693
Xcel Energy, Inc.	145,813	9,721,353

		152,233,847

Gas Utilities (0.0%)
Atmos Energy Corp.	33,099	3,158,638

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp. (The)	178,693	4,199,285

Multi-Utilities (0.8%)
Ameren Corp.	66,499	5,190,912

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

CenterPoint Energy, Inc.	144,055	$3,117,350
CMS Energy Corp.	80,691	4,922,958
Consolidated Edison, Inc.	92,291	6,669,871
Dominion Energy, Inc.	223,310	16,792,912
DTE Energy Co.	53,350	6,477,223
NiSource, Inc.	109,452	2,510,829
Public Service Enterprise Group, Inc.	140,455	8,188,527
Sempra Energy	78,262	9,971,361
WEC Energy Group, Inc.	87,527	8,055,110

		71,897,053

Water Utilities (0.1%)
American Water Works Co., Inc.	50,240	7,710,333

Total Utilities		239,199,156

Total Common Stocks (91.0%) (Cost $3,795,914,587)		8,666,854,504

SHORT-TERM INVESTMENTS:
Investment Companies (3.4%)
BlackRock Liquidity FedFund, Institutional Shares(xx)	1,000,000	1,000,000
JPMorgan Prime Money Market Fund, IM Shares	320,007,900	320,167,904

Total Investment Companies		321,167,904

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.0%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $300,004, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145% - 2.500%, maturing 8/31/21 - 2/15/46; total market value $306,001. (xx)	$300,000	300,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $1,200,027, collateralized by various Foreign Government Agency Securities, ranging from 1.875% - 3.000%, maturing 6/15/22 - 9/27/23; total market value $1,224,004. (xx)	1,200,000	1,200,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $1,644,704, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $1,677,588. (xx)	1,644,695	1,644,695

National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $1,000,023, collateralized by various Common Stocks; total market value $1,111,124. (xx)	$1,000,000	$1,000,000

Total Repurchase Agreements		4,144,695

Total Short-Term Investments (3.4%) (Cost $325,403,007)		325,312,599

Total Investments in Securities (94.4%) (Cost $4,121,317,594)		8,992,167,103
Other Assets Less Liabilities (5.6%)		533,141,572

Net Assets (100%)		$9,525,308,675

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $8,102,726. This was collateralized by $3,279,955 of various U.S. Government Treasury Securities, ranging from 0.000% – 6.250%, maturing 1/14/21 – 5/15/50 and by cash of $5,144,695 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Banks
PNC Financial Services Group, Inc. (The)	115,977	22,626,116	251,235	(3,326,777)	838,106	(3,108,107)	17,280,573	601,138	—
Capital Markets
BlackRock, Inc.	38,824	19,017,644	5,962,415	(6,117,932)	1,025,491	8,125,451	28,013,069	606,352	—

Total		41,643,760	6,213,650	(9,444,709)	1,863,597	5,017,344	45,293,642	1,207,490	—

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	4,593	3/2021	USD	860,911,920	20,884,419

					20,884,419

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$933,476,148	$—	$—	$933,476,148
Consumer Discretionary	1,103,150,042	—	—	1,103,150,042
Consumer Staples	564,491,345	—	—	564,491,345
Energy	197,400,872	—	—	197,400,872
Financials	905,255,429	—	—	905,255,429
Health Care	1,166,777,736	—	—	1,166,777,736
Industrials	727,811,112	—	—	727,811,112
Information Technology	2,391,744,443	—	—	2,391,744,443
Materials	227,890,386	—	—	227,890,386
Real Estate	209,657,835	—	—	209,657,835
Utilities	239,199,156	—	—	239,199,156
Futures	20,884,419	—	—	20,884,419
Short-Term Investments
Investment Companies	321,167,904	—	—	321,167,904
Repurchase Agreements	—	4,144,695	—	4,144,695

Total Assets	$9,008,906,827	$4,144,695	$—	$9,013,051,522

Total Liabilities	$—	$—	$—	$—

Total	$9,008,906,827	$4,144,695	$—	$9,013,051,522

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$20,884,419	*

Total		$20,884,419

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$87,122,492	$87,122,492

Total	$87,122,492	$87,122,492

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$5,695,120	$5,695,120

Total	$5,695,120	$5,695,120

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $944,794,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 53%)	$451,346,087
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 18%)	$1,630,164,521

*	During the year ended December 31, 2020, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,227,198,146
Aggregate gross unrealized depreciation	(350,379,981)

Net unrealized appreciation	$4,876,818,165

Federal income tax cost of investments in securities and derivative instruments, if applicable	$4,136,233,357

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $18,115,228)	$45,293,642
Unaffiliated Issuers (Cost $4,099,057,671)	8,942,728,766
Repurchase Agreements (Cost $4,144,695)	4,144,695
Cash	475,061,342
Cash held as collateral at broker for futures	56,075,800
Dividends, interest and other receivables	6,428,005
Due from broker for futures variation margin	5,649,382
Receivable for Portfolio shares sold	91,753
Securities lending income receivable	8,151
Other assets	35,838

Total assets	9,535,517,374

LIABILITIES
Payable for return of collateral on securities loaned	5,144,695
Investment management fees payable	3,231,981
Administrative fees payable	978,183
Payable for Portfolio shares redeemed	711,366
Distribution fees payable – Class IB	46,101
Trustees’ fees payable	978
Accrued expenses	95,395

Total liabilities	10,208,699

NET ASSETS	$9,525,308,675

Net assets were comprised of:
Paid in capital	$4,725,912,278
Total distributable earnings (loss)	4,799,396,397

Net assets	$9,525,308,675

Class IB
Net asset value, offering and redemption price per share, $221,395,343 / 7,659,952 shares outstanding (unlimited amount authorized: $0.01 par value)	$28.90

Class K
Net asset value, offering and redemption price per share, $9,303,913,332 / 319,003,658 shares outstanding (unlimited amount authorized: $0.01 par value)	$29.17

(x)	Includes value of securities on loan of $8,102,726.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends ($1,207,490 of dividend income received from affiliates)	$151,463,151
Interest	1,997,541
Securities lending (net)	174,338

Total income	153,635,030

EXPENSES
Investment management fees	35,892,975
Administrative fees	10,846,493
Printing and mailing expenses	581,213
Distribution fees – Class IB	503,397
Professional fees	301,519
Trustees’ fees	289,429
Custodian fees	156,000
Miscellaneous	220,820

Total expenses	48,791,846

NET INVESTMENT INCOME (LOSS)	104,843,184

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($1,863,597 realized gain (loss) from affiliates)	503,798,796
Futures contracts	87,122,492

Net realized gain (loss)	590,921,288

Change in unrealized appreciation (depreciation) on:
Investments in securities ($5,017,344 of change in unrealized appreciation (depreciation) from affiliates)	685,188,817
Futures contracts	5,695,120

Net change in unrealized appreciation (depreciation)	690,883,937

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,281,805,225

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,386,648,409

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$104,843,184	$150,733,324
Net realized gain (loss)	590,921,288	344,772,333
Net change in unrealized appreciation (depreciation)	690,883,937	1,875,750,775

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,386,648,409	2,371,256,432

Distributions to shareholders:
Class IB	(20,294,651)	(6,692,881)
Class K	(867,797,410)	(310,809,857)

Total distributions to shareholders	(888,092,061)	(317,502,738)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 934,545 and 852,022 shares, respectively ]	24,532,203	20,999,567
Capital shares issued in reinvestment of dividends and distributions [ 722,454 and 250,405 shares, respectively ]	20,294,651	6,692,881
Capital shares repurchased [ (1,799,463) and (1,567,825) shares, respectively ]	(48,333,495)	(39,648,296)

Total Class IB transactions	(3,506,641)	(11,955,848)

Class K
Capital shares sold [ 39,445,500 and 21,434,720 shares, respectively ]	995,188,973	499,889,378
Capital shares issued in reinvestment of dividends and distributions [ 30,612,724 and 11,538,086 shares, respectively ]	867,797,410	310,809,857
Capital shares repurchased [ (88,938,086) and (54,419,743) shares, respectively ]	(2,329,291,252)	(1,382,112,874)

Total Class K transactions	(466,304,869)	(571,413,639)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(469,811,510)	(583,369,487)

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,744,838	1,470,384,207
NET ASSETS:
Beginning of year	9,496,563,837	8,026,179,630

End of year	$9,525,308,675	$9,496,563,837

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/500 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$27.26	$21.68	$23.87	$20.40	$18.72

Income (loss) from investment operations:
Net investment income (loss) (e)	0.26	0.36	0.27	0.25	0.23
Net realized and unrealized gain (loss)	4.26	6.10	(1.65)	3.97	1.84

Total from investment operations	4.52	6.46	(1.38)	4.22	2.07

Less distributions:
Dividends from net investment income	(0.28)	(0.40)	(0.27)	(0.26)	(0.24)
Distributions from net realized gains	(2.60)	(0.48)	(0.54)	(0.49)	(0.15)

Total dividends and distributions	(2.88)	(0.88)	(0.81)	(0.75)	(0.39)

Net asset value, end of year	$28.90	$27.26	$21.68	$23.87	$20.40

Total return	17.01%	29.88%	(6.04)%	20.75%	11.04%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$221,395	$212,697	$179,216	$218,739	$202,834
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.80%	0.81%	0.81%	0.82%	0.82%
Before waivers and reimbursements (f)	0.80%	0.81%	0.81%	0.82%	0.83%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.95%	1.41%	1.11%	1.10%	1.20%
Before waivers and reimbursements (f)	0.95%	1.41%	1.11%	1.10%	1.19%
Portfolio turnover rate^	6%	4%	10%	4%	4%

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$27.48	$21.84	$24.04	$20.54	$18.85

Income (loss) from investment operations:
Net investment income (loss) (e)	0.33	0.42	0.34	0.30	0.28
Net realized and unrealized gain (loss)	4.31	6.16	(1.66)	4.01	1.85

Total from investment operations	4.64	6.58	(1.32)	4.31	2.13

Less distributions:
Dividends from net investment income	(0.35)	(0.46)	(0.34)	(0.32)	(0.29)
Distributions from net realized gains	(2.60)	(0.48)	(0.54)	(0.49)	(0.15)

Total dividends and distributions	(2.95)	(0.94)	(0.88)	(0.81)	(0.44)

Net asset value, end of year	$29.17	$27.48	$21.84	$24.04	$20.54

Total return	17.32%	30.23%	(5.79)%	21.03%	11.31%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$9,303,913	$9,283,867	$7,846,963	$8,686,557	$7,591,743
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.55%	0.56%	0.56%	0.57%	0.57%
Before waivers and reimbursements (f)	0.55%	0.56%	0.56%	0.57%	0.58%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.20%	1.66%	1.37%	1.35%	1.44%
Before waivers and reimbursements (f)	1.20%	1.66%	1.37%	1.35%	1.44%
Portfolio turnover rate^	6%	4%	10%	4%	4%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/400 MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IB Shares	13.47%	11.40%	9.79%
Portfolio – Class K Shares*	13.76	11.67	12.16
S&P MidCap 400® Index	13.66	12.35	11.51

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.47% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the S&P MidCap 400® Index, which returned 13.66% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were information technology, consumer discretionary, health care, industrials and consumer staples.

•	The five stocks that contributed most to performance were Enphase Energy, Inc., SolarEdge Technologies, Inc., Etsy, Inc., Monolithic Power Systems, Inc. and Penn National Gaming, Inc.

What hurt performance during the year:

•	The sectors that detracted most from performance were real estate, financials, energy, utilities and communication services.

•	The five stocks that detracted most from performance were TransOcean Inc., EPR Properties, Sabre Corp., National Retail Properties, Inc. and Reinsurance Group of America, Inc.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark. The Portfolio reduced its equity exposure at certain points of the year during which volatility was relatively high, de-equitizing by as much as 46% for 87 days.

•

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2020	% of Net Assets
Industrials	16.2%
Information Technology	15.9
Financials	13.8
Consumer Discretionary	13.0
Health Care	10.1
Real Estate	8.2
Materials	5.2
Investment Company	4.0
Consumer Staples	3.3
Utilities	3.1
Communication Services	1.6
Energy	1.1
Repurchase Agreements	0.3
Cash and Other	4.2

100.0%

EQ/400 MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,294.00	$4.90
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.86	4.32
Class K
Actual	1,000.00	1,295.60	3.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.12	3.05

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 0.85% and 0.60%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (1.6%)
Entertainment (0.2%)
Cinemark Holdings, Inc. (x)	42,260	$735,747
World Wrestling Entertainment, Inc., Class A	18,382	883,255

		1,619,002

Interactive Media & Services (0.2%)
TripAdvisor, Inc.*	37,801	1,087,913
Yelp, Inc.*	27,938	912,734

		2,000,647

Media (1.1%)
Cable One, Inc.	2,144	4,776,232
John Wiley & Sons, Inc., Class A	17,185	784,667
New York Times Co. (The), Class A	57,313	2,967,094
TEGNA, Inc.	86,119	1,201,360

		9,729,353

Wireless Telecommunication Services (0.1%)
Telephone and Data Systems, Inc.	39,283	729,485

Total Communication Services		14,078,487

Consumer Discretionary (13.0%)
Auto Components (1.5%)
Adient plc*	36,948	1,284,682
Dana, Inc.	56,886	1,110,415
Fox Factory Holding Corp.*	16,560	1,750,558
Gentex Corp.	96,155	3,262,539
Goodyear Tire & Rubber Co. (The)	91,622	999,596
Lear Corp.	21,553	3,427,573
Visteon Corp.*	10,954	1,374,946

		13,210,309

Automobiles (0.5%)
Harley-Davidson, Inc.	60,316	2,213,597
Thor Industries, Inc.	21,950	2,041,131

		4,254,728

Diversified Consumer Services (1.0%)
Adtalem Global Education, Inc.*	20,503	696,077
Graham Holdings Co., Class B	1,586	845,941
Grand Canyon Education, Inc.*	18,386	1,711,920
H&R Block, Inc.	72,260	1,146,044
Service Corp. International	68,055	3,341,501
Strategic Education, Inc.	9,589	914,119
WW International, Inc.*	18,473	450,741

		9,106,343

Hotels, Restaurants & Leisure (3.7%)
Boyd Gaming Corp.*	31,593	1,355,971
Caesars Entertainment, Inc.*	82,054	6,094,151
Choice Hotels International, Inc.	11,382	1,214,801
Churchill Downs, Inc.	13,967	2,720,632
Cracker Barrel Old Country Store, Inc.	9,330	1,230,814
Jack in the Box, Inc.	8,931	828,797
Marriott Vacations Worldwide Corp.	16,165	2,218,161

Papa John’s International, Inc.	12,934	1,097,450
Penn National Gaming, Inc.*	58,133	5,020,947
Scientific Games Corp., Class A*	22,003	912,904
Six Flags Entertainment Corp.	29,676	1,011,952
Texas Roadhouse, Inc.	25,719	2,010,197
Wendy’s Co. (The)	70,750	1,550,840
Wingstop, Inc.	11,815	1,566,078
Wyndham Destinations, Inc.	34,102	1,529,816
Wyndham Hotels & Resorts, Inc.	36,967	2,197,318

		32,560,829

Household Durables (1.4%)
Helen of Troy Ltd.*	9,972	2,215,679
KB Home	34,707	1,163,379
Taylor Morrison Home Corp., Class A*	51,037	1,309,099
Tempur Sealy International, Inc.*	75,620	2,041,740
Toll Brothers, Inc.	45,348	1,971,277
TopBuild Corp.*	13,018	2,396,353
TRI Pointe Group, Inc.*	49,836	859,671

		11,957,198

Internet & Direct Marketing Retail (0.3%)
Grubhub, Inc.*	36,733	2,728,160

Leisure Products (0.8%)
Brunswick Corp.	30,853	2,352,233
Mattel, Inc.*	137,877	2,405,954
Polaris, Inc.	22,943	2,186,009

		6,944,196

Multiline Retail (0.6%)
Kohl’s Corp.	62,035	2,524,204
Nordstrom, Inc. (x)	42,640	1,330,794
Ollie’s Bargain Outlet Holdings, Inc.*	22,385	1,830,422

		5,685,420

Specialty Retail (2.3%)
American Eagle Outfitters, Inc.	58,611	1,176,323
AutoNation, Inc.*	23,398	1,632,946
Dick’s Sporting Goods, Inc.	26,165	1,470,735
Five Below, Inc.*	21,975	3,845,185
Foot Locker, Inc.	41,080	1,661,275
Lithia Motors, Inc., Class A	10,292	3,012,160
Murphy USA, Inc.	10,467	1,369,816
RH*	6,150	2,752,248
Urban Outfitters, Inc.*	26,951	689,946
Williams-Sonoma, Inc.	30,173	3,072,818

		20,683,452

Textiles, Apparel & Luxury Goods (0.9%)
Carter’s, Inc.	17,179	1,616,029
Columbia Sportswear Co.	11,964	1,045,414
Deckers Outdoor Corp.*	11,045	3,167,485
Skechers USA, Inc., Class A*	53,145	1,910,031

		7,738,959

Total Consumer Discretionary		114,869,594

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Consumer Staples (3.3%)
Beverages (0.4%)
Boston Beer Co., Inc. (The), Class A*	3,617	$3,596,347

Food & Staples Retailing (0.8%)
BJ’s Wholesale Club Holdings, Inc.*	54,294	2,024,080
Casey’s General Stores, Inc.	14,543	2,597,671
Grocery Outlet Holding Corp.*	33,754	1,324,844
Sprouts Farmers Market, Inc.*	46,447	933,585

		6,880,180

Food Products (1.7%)
Darling Ingredients, Inc.*	64,010	3,692,097
Flowers Foods, Inc.	77,477	1,753,304
Hain Celestial Group, Inc. (The)*	32,214	1,293,392
Ingredion, Inc.	26,422	2,078,619
Lancaster Colony Corp.	7,689	1,412,700
Pilgrim’s Pride Corp.*	19,237	377,238
Post Holdings, Inc.*	24,138	2,438,179
Sanderson Farms, Inc.	7,809	1,032,350
Tootsie Roll Industries, Inc. (x)	7,000	207,900
TreeHouse Foods, Inc.*	22,250	945,402

		15,231,181

Household Products (0.1%)
Energizer Holdings, Inc.	22,928	967,103

Personal Products (0.3%)
Coty, Inc., Class A	111,438	782,295
Edgewell Personal Care Co.	21,414	740,496
Nu Skin Enterprises, Inc., Class A	20,258	1,106,695

		2,629,486

Total Consumer Staples		29,304,297

Energy (1.1%)
Energy Equipment & Services (0.1%)
ChampionX Corp.*	72,968	1,116,410

Oil, Gas & Consumable Fuels (1.0%)
Antero Midstream Corp.	113,232	873,019
Cimarex Energy Co.	40,209	1,508,240
CNX Resources Corp.*	88,361	954,299
EQT Corp.	108,833	1,383,267
Equitrans Midstream Corp.	159,612	1,283,281
Murphy Oil Corp.(x)	56,721	686,324
World Fuel Services Corp.	24,946	777,317
WPX Energy, Inc.*	159,655	1,301,188

		8,766,935

Total Energy		9,883,345

Financials (13.8%)
Banks (5.7%)
Associated Banc-Corp.	60,265	1,027,518
BancorpSouth Bank	38,073	1,044,723
Bank of Hawaii Corp.	15,758	1,207,378
Bank OZK	47,685	1,491,110
Cathay General Bancorp	29,562	951,601
CIT Group, Inc.	38,617	1,386,350
Commerce Bancshares, Inc.	41,505	2,726,908
Cullen/Frost Bankers, Inc.	22,006	1,919,583
East West Bancorp, Inc.	55,663	2,822,671

First Financial Bankshares, Inc.	55,830	2,019,650
First Horizon National Corp.	217,951	2,781,055
FNB Corp.	127,239	1,208,770
Fulton Financial Corp.	63,556	808,432
Glacier Bancorp, Inc.	37,569	1,728,550
Hancock Whitney Corp.	34,012	1,157,088
Home BancShares, Inc.	59,792	1,164,748
International Bancshares Corp.	21,857	818,326
PacWest Bancorp	45,794	1,163,168
Pinnacle Financial Partners, Inc.	29,818	1,920,279
Prosperity Bancshares, Inc.	36,487	2,530,738
Signature Bank	21,099	2,854,484
Sterling Bancorp	76,565	1,376,639
Synovus Financial Corp.	58,045	1,878,917
TCF Financial Corp.	59,916	2,218,090
Texas Capital Bancshares, Inc.*	19,916	1,185,002
Trustmark Corp.	24,944	681,221
UMB Financial Corp.	17,038	1,175,452
Umpqua Holdings Corp.	86,583	1,310,867
United Bankshares, Inc.	51,050	1,654,020
Valley National Bancorp	158,963	1,549,889
Webster Financial Corp.	35,517	1,497,042
Wintrust Financial Corp.	22,668	1,384,788

		50,645,057

Capital Markets (2.4%)
Affiliated Managers Group, Inc.	17,871	1,817,481
Eaton Vance Corp.	44,936	3,052,502
Evercore, Inc., Class A	15,993	1,753,473
FactSet Research Systems, Inc.	14,969	4,977,193
Federated Hermes, Inc., Class B	36,773	1,062,372
Interactive Brokers Group, Inc., Class A	31,825	1,938,779
Janus Henderson Group plc	58,585	1,904,598
SEI Investments Co.	47,273	2,716,779
Stifel Financial Corp.	40,511	2,044,160

		21,267,337

Consumer Finance (0.7%)
FirstCash, Inc.	16,293	1,141,162
LendingTree, Inc.*	4,285	1,173,190
Navient Corp.	73,388	720,670
PROG Holdings, Inc.	26,897	1,448,941
SLM Corp.	147,430	1,826,658

		6,310,621

Diversified Financial Services (0.3%)
Jefferies Financial Group, Inc.	81,512	2,005,195

Insurance (4.0%)
Alleghany Corp.	5,643	3,406,623
American Financial Group, Inc.	27,713	2,428,213
Brighthouse Financial, Inc.*	35,261	1,276,625
Brown & Brown, Inc.	93,108	4,414,250
CNO Financial Group, Inc.	54,755	1,217,204
First American Financial Corp.	44,025	2,273,011
Genworth Financial, Inc., Class A*	201,130	760,271
Hanover Insurance Group, Inc. (The)	14,637	1,711,358
Kemper Corp.	24,187	1,858,287
Kinsale Capital Group, Inc.	8,390	1,679,091
Mercury General Corp.	10,458	546,012

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Old Republic International Corp.	110,421	$2,176,398
Primerica, Inc.	15,378	2,059,576
Reinsurance Group of America, Inc.	26,736	3,098,702
RenaissanceRe Holdings Ltd.	20,017	3,319,219
RLI Corp.	15,768	1,642,237
Selective Insurance Group, Inc.	23,577	1,579,187

		35,446,264

Thrifts & Mortgage Finance (0.7%)
Essent Group Ltd.	44,041	1,902,571
MGIC Investment Corp.	133,051	1,669,790
New York Community Bancorp, Inc.	182,439	1,924,732
Washington Federal, Inc.	29,785	766,666

		6,263,759

Total Financials		121,938,233

Health Care (10.1%)
Biotechnology (1.4%)
Arrowhead Pharmaceuticals, Inc.*	40,544	3,110,941
Emergent BioSolutions, Inc.*	17,712	1,586,995
Exelixis, Inc.*	122,037	2,449,283
Halozyme Therapeutics, Inc.*	49,957	2,133,663
Ligand Pharmaceuticals, Inc. (x)*	6,331	629,618
United Therapeutics Corp.*	17,539	2,662,245

		12,572,745

Health Care Equipment & Supplies (3.0%)
Avanos Medical, Inc.*	18,772	861,259
Cantel Medical Corp.	14,768	1,164,605
Globus Medical, Inc., Class A*	30,105	1,963,448
Haemonetics Corp.*	19,972	2,371,675
Hill-Rom Holdings, Inc.	26,260	2,572,692
ICU Medical, Inc.*	7,664	1,643,851
Integra LifeSciences Holdings Corp.*	27,874	1,809,580
LivaNova plc*	19,142	1,267,392
Masimo Corp.*	19,989	5,364,648
Neogen Corp.*	20,807	1,649,995
NuVasive, Inc.*	20,142	1,134,599
Penumbra, Inc. (x)*	13,346	2,335,550
Quidel Corp.*	15,157	2,722,955

		26,862,249

Health Care Providers & Services (2.8%)
Acadia Healthcare Co., Inc.*	35,046	1,761,412
Amedisys, Inc.*	12,926	3,791,583
Chemed Corp.	6,270	3,339,465
Encompass Health Corp.	39,198	3,241,282
HealthEquity, Inc.*	30,265	2,109,773
LHC Group, Inc.*	12,451	2,656,047
Molina Healthcare, Inc.*	23,379	4,972,246
Patterson Cos., Inc.	34,155	1,012,013
Tenet Healthcare Corp.*	41,416	1,653,741

		24,537,562

Life Sciences Tools & Services (2.3%)
Bio-Techne Corp.	15,188	4,822,949
Charles River Laboratories International, Inc.*	19,572	4,890,260

Medpace Holdings, Inc.*	10,893	1,516,306
PRA Health Sciences, Inc.*	25,232	3,165,102
Repligen Corp.*	19,828	3,799,640
Syneos Health, Inc.*	29,954	2,040,766

		20,235,023

Pharmaceuticals (0.6%)
Jazz Pharmaceuticals plc*	21,949	3,622,683
Nektar Therapeutics*	70,553	1,199,401
Prestige Consumer Healthcare, Inc.*	19,775	689,554

		5,511,638

Total Health Care		89,719,217

Industrials (16.2%)
Aerospace & Defense (0.9%)
Axon Enterprise, Inc.*	25,146	3,081,139
Curtiss-Wright Corp.	16,371	1,904,766
Hexcel Corp.	32,859	1,593,333
Mercury Systems, Inc.*	22,049	1,941,635

		8,520,873

Air Freight & Logistics (0.5%)
XPO Logistics, Inc.*	36,007	4,292,034

Airlines (0.2%)
JetBlue Airways Corp.*	123,886	1,801,303

Building Products (1.8%)
Builders FirstSource, Inc.*	80,627	3,290,388
Lennox International, Inc.	13,784	3,776,402
Owens Corning	42,560	3,224,346
Simpson Manufacturing Co., Inc.	17,095	1,597,528
Trex Co., Inc.*	45,586	3,816,460

		15,705,124

Commercial Services & Supplies (1.9%)
Brink’s Co. (The)	19,475	1,402,200
Clean Harbors, Inc.*	19,811	1,507,617
Healthcare Services Group, Inc.	29,305	823,470
Herman Miller, Inc.	23,217	784,735
HNI Corp.	16,807	579,169
IAA, Inc.*	53,176	3,455,376
KAR Auction Services, Inc.	50,708	943,676
MSA Safety, Inc.	14,254	2,129,405
Stericycle, Inc.*	36,021	2,497,336
Tetra Tech, Inc.	21,202	2,454,768

		16,577,752

Construction & Engineering (1.1%)
AECOM*	59,396	2,956,733
Dycom Industries, Inc.*	12,542	947,172
EMCOR Group, Inc.	21,701	1,984,773
Fluor Corp.	49,144	784,830
MasTec, Inc.*	22,109	1,507,392
Valmont Industries, Inc.	8,412	1,471,511

		9,652,411

Electrical Equipment (2.2%)
Acuity Brands, Inc.	14,512	1,757,258
EnerSys	16,753	1,391,504
Generac Holdings, Inc.*	24,731	5,624,077
Hubbell, Inc.	21,357	3,348,564

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

nVent Electric plc	66,880	$1,557,635
Regal Beloit Corp.	15,932	1,956,609
Sunrun, Inc.*	61,478	4,265,344

		19,900,991

Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	21,029	3,284,309

Machinery (4.5%)
AGCO Corp.	24,198	2,494,572
Colfax Corp.*	39,738	1,519,581
Crane Co.	19,449	1,510,409
Donaldson Co., Inc.	49,721	2,778,410
Graco, Inc.	66,005	4,775,462
ITT, Inc.	34,209	2,634,777
Kennametal, Inc.	32,607	1,181,678
Lincoln Electric Holdings, Inc.	23,412	2,721,645
Middleby Corp. (The)*	21,896	2,822,832
Nordson Corp.	21,313	4,282,847
Oshkosh Corp.	26,801	2,306,762
Terex Corp.	27,272	951,520
Timken Co. (The)	26,644	2,061,180
Toro Co. (The)	42,209	4,003,102
Trinity Industries, Inc.	33,282	878,312
Woodward, Inc.	23,080	2,804,912

		39,728,001

Marine (0.1%)
Kirby Corp.*	23,646	1,225,572

Professional Services (1.0%)
ASGN, Inc.*	21,029	1,756,552
CoreLogic, Inc.	30,642	2,369,240
FTI Consulting, Inc.*	14,050	1,569,666
Insperity, Inc.	13,953	1,136,053
ManpowerGroup, Inc.	22,598	2,037,888

		8,869,399

Road & Rail (0.8%)
Avis Budget Group, Inc.*	20,375	759,987
Knight-Swift Transportation Holdings, Inc.	49,156	2,055,704
Landstar System, Inc.	15,113	2,035,117
Ryder System, Inc.	21,225	1,310,856
Werner Enterprises, Inc.	22,860	896,569

		7,058,233

Trading Companies & Distributors (0.8%)
GATX Corp.	13,779	1,146,137
MSC Industrial Direct Co., Inc., Class A	18,207	1,536,489
Univar Solutions, Inc.*	66,627	1,266,579
Watsco, Inc.	12,911	2,924,987

		6,874,192

Total Industrials		143,490,194

Information Technology (15.9%)
Communications Equipment (1.0%)
Ciena Corp.*	60,994	3,223,533
InterDigital, Inc.	12,128	735,927
Lumentum Holdings, Inc.*	29,862	2,830,918
NetScout Systems, Inc.*	29,329	804,201

ViaSat, Inc.(x)*	25,255	824,576

		8,419,155

Electronic Equipment, Instruments & Components (3.5%)
Arrow Electronics, Inc.*	29,762	2,895,843
Avnet, Inc.	38,890	1,365,428
Belden, Inc.	17,592	737,105
Cognex Corp.	68,799	5,523,528
Coherent, Inc.*	9,714	1,457,294
II-VI, Inc.*	40,781	3,097,725
Jabil, Inc.	52,810	2,246,009
Littelfuse, Inc.	9,613	2,448,046
National Instruments Corp.	51,216	2,250,431
SYNNEX Corp.	16,221	1,321,038
Trimble, Inc.*	98,671	6,588,263
Vishay Intertechnology, Inc.	52,059	1,078,142

		31,008,852

IT Services (2.2%)
Alliance Data Systems Corp.	18,798	1,392,932
CACI International, Inc., Class A*	9,979	2,488,064
Concentrix Corp.*	16,221	1,601,013
KBR, Inc.	55,898	1,728,925
LiveRamp Holdings, Inc.*	26,265	1,922,335
MAXIMUS, Inc.	24,145	1,767,172
Perspecta, Inc.	53,607	1,290,857
Sabre Corp.	125,044	1,503,029
Science Applications International Corp.	23,092	2,185,427
WEX, Inc.*	17,425	3,546,510

		19,426,264

Semiconductors & Semiconductor Equipment (5.1%)
Cabot Microelectronics Corp.	11,431	1,729,510
Cirrus Logic, Inc.*	22,701	1,866,022
Cree, Inc.*	43,521	4,608,874
Enphase Energy, Inc.*	49,771	8,733,318
First Solar, Inc.*	33,354	3,299,378
MKS Instruments, Inc.	21,713	3,266,721
Monolithic Power Systems, Inc.	16,701	6,116,407
Semtech Corp.*	25,555	1,842,260
Silicon Laboratories, Inc.*	17,248	2,196,360
SolarEdge Technologies, Inc.*	20,175	6,438,246
Synaptics, Inc.*	13,744	1,324,922
Universal Display Corp.	16,865	3,875,577

		45,297,595

Software (3.9%)
ACI Worldwide, Inc.*	45,838	1,761,554
Blackbaud, Inc.	19,517	1,123,399
CDK Global, Inc.	47,863	2,480,739
Ceridian HCM Holding, Inc.*	51,281	5,464,503
CommVault Systems, Inc.*	18,735	1,037,357
Fair Isaac Corp.*	11,471	5,862,140
j2 Global, Inc.*	16,884	1,649,398
Manhattan Associates, Inc.*	25,017	2,631,288
Paylocity Holding Corp.*	14,748	3,036,761
PTC, Inc.*	41,371	4,948,385
Qualys, Inc.*	13,049	1,590,282
SailPoint Technologies Holdings, Inc.*	36,120	1,923,029

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Teradata Corp.*	42,798	$961,671

		34,470,506

Technology Hardware, Storage & Peripherals (0.2%)
NCR Corp.*	51,093	1,919,564

Total Information Technology		140,541,936

Materials (5.2%)
Chemicals (2.4%)
Ashland Global Holdings, Inc.	21,437	1,697,810
Avient Corp.	36,003	1,450,201
Cabot Corp.	22,257	998,894
Chemours Co. (The)	64,719	1,604,384
Ingevity Corp.*	16,316	1,235,611
Minerals Technologies, Inc.	13,433	834,458
NewMarket Corp.	2,871	1,143,491
Olin Corp.	56,146	1,378,946
RPM International, Inc.	51,159	4,644,214
Scotts Miracle-Gro Co. (The)	16,021	3,190,422
Sensient Technologies Corp.	16,731	1,234,246
Valvoline, Inc.	72,723	1,682,810

		21,095,487

Construction Materials (0.2%)
Eagle Materials, Inc.	16,427	1,664,876

Containers & Packaging (0.9%)
AptarGroup, Inc.	25,588	3,502,741
Greif, Inc., Class A	10,078	472,457
O-I Glass, Inc.	61,801	735,432
Silgan Holdings, Inc.	30,896	1,145,624
Sonoco Products Co.	39,790	2,357,557

		8,213,811

Metals & Mining (1.4%)
Commercial Metals Co.	48,046	986,865
Compass Minerals International, Inc.	13,366	824,950
Reliance Steel & Aluminum Co.	25,118	3,007,880
Royal Gold, Inc.	25,792	2,743,237
Steel Dynamics, Inc.	78,723	2,902,517
United States Steel Corp. (x)	86,780	1,455,301
Worthington Industries, Inc.	14,183	728,155

		12,648,905

Paper & Forest Products (0.3%)
Domtar Corp.	21,813	690,381
Louisiana-Pacific Corp.	43,070	1,600,912

		2,291,293

Total Materials		45,914,372

Real Estate (8.2%)
Equity Real Estate Investment Trusts (REITs) (7.9%)
American Campus Communities, Inc. (REIT)	54,080	2,313,002
Apartment Income REIT Corp. (REIT)*	58,648	2,252,670
Brixmor Property Group, Inc. (REIT)	117,068	1,937,475
Camden Property Trust (REIT)	38,447	3,841,624
CoreSite Realty Corp. (REIT)	16,950	2,123,496

Corporate Office Properties Trust (REIT)	44,161	1,151,719
Cousins Properties, Inc. (REIT)	58,483	1,959,180
CyrusOne, Inc. (REIT)	47,442	3,470,382
Douglas Emmett, Inc. (REIT)	64,887	1,893,403
EastGroup Properties, Inc. (REIT)	15,637	2,158,844
EPR Properties (REIT)	29,347	953,777
First Industrial Realty Trust, Inc. (REIT)	50,841	2,141,931
Healthcare Realty Trust, Inc. (REIT)	53,381	1,580,078
Highwoods Properties, Inc. (REIT)	40,873	1,619,797
Hudson Pacific Properties, Inc. (REIT)	59,651	1,432,817
JBG SMITH Properties (REIT)	43,490	1,359,932
Kilroy Realty Corp. (REIT)	41,303	2,370,792
Lamar Advertising Co. (REIT), Class A	34,240	2,849,453
Life Storage, Inc. (REIT)	19,145	2,285,722
Macerich Co. (The) (REIT) (x)	44,087	470,408
Medical Properties Trust, Inc. (REIT)	211,164	4,601,264
National Retail Properties, Inc. (REIT)	68,721	2,812,063
Omega Healthcare Investors, Inc. (REIT)	89,025	3,233,388
Park Hotels & Resorts, Inc. (REIT)	92,837	1,592,155
Pebblebrook Hotel Trust (REIT)	51,544	969,027
Physicians Realty Trust (REIT)	81,914	1,458,069
PotlatchDeltic Corp. (REIT)	26,388	1,319,928
PS Business Parks, Inc. (REIT)	7,897	1,049,274
Rayonier, Inc. (REIT)	53,866	1,582,583
Rexford Industrial Realty, Inc. (REIT)	51,423	2,525,384
Sabra Health Care REIT, Inc. (REIT)	82,402	1,431,323
Service Properties Trust (REIT)	64,755	744,035
Spirit Realty Capital, Inc. (REIT)	45,011	1,808,092
STORE Capital Corp. (REIT)	93,107	3,163,776
Urban Edge Properties (REIT)	43,235	559,461
Weingarten Realty Investors (REIT)	47,416	1,027,505

		70,043,829

Real Estate Management & Development (0.3%)
Jones Lang LaSalle, Inc.*	20,212	2,998,854

Total Real Estate		73,042,683

Utilities (3.1%)
Electric Utilities (1.0%)
ALLETE, Inc.	20,450	1,266,673
Hawaiian Electric Industries, Inc.	42,922	1,519,010
IDACORP, Inc.	19,866	1,907,732
OGE Energy Corp.	78,761	2,509,325
PNM Resources, Inc.	31,371	1,522,435

		8,725,175

Gas Utilities (1.1%)
National Fuel Gas Co.	35,834	1,473,852
New Jersey Resources Corp.	37,765	1,342,546
ONE Gas, Inc.	21,086	1,618,772
Southwest Gas Holdings, Inc.	22,389	1,360,132
Spire, Inc.	20,278	1,298,603
UGI Corp.	82,054	2,868,608

		9,962,513

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Multi-Utilities (0.5%)
Black Hills Corp.	24,625	$1,513,206
MDU Resources Group, Inc.	79,248	2,087,392
NorthWestern Corp.	19,957	1,163,693

		4,764,291

Water Utilities (0.5%)
Essential Utilities, Inc.	88,056	4,164,168

Total Utilities		27,616,147

Total Common Stocks (91.5%) (Cost $572,293,577)		810,398,505

SHORT-TERM INVESTMENTS:
Investment Company (4.0%)
JPMorgan Prime Money Market Fund, IM Shares	35,604,064	35,621,865

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.3%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $200,003, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145% - 2.500%, maturing 8/31/21 - 2/15/46; total market value $204,000. (xx)	$200,000	200,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $700,016, collateralized by various Foreign Government Agency Securities, ranging from 1.875% - 3.000%, maturing 6/15/22 - 9/27/23; total market value $714,003. (xx)	700,000	700,000

Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $985,756, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $1,005,466. (xx)	985,751	985,751
NBC Global Finance Ltd., 0.28%, dated 12/31/20, due 1/7/21, repurchase price $400,022, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 2.125% - 5.000%, maturing 2/28/23 - 5/15/37; total market value $443,689. (xx)	400,000	400,000

Total Repurchase Agreements		2,285,751

Total Short-Term Investments (4.3%) (Cost $37,910,823)		37,907,616

Total Investments in Securities (95.8%) (Cost $610,204,400)		848,306,121
Other Assets Less Liabilities (4.2%)		37,625,115

Net Assets (100%)		$885,931,236

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $3,681,991. This was collateralized by $1,542,433 of various U.S. Government Treasury Securities, ranging from 0.000% – 3.875%, maturing 1/28/21 – 2/15/50 and by cash of $2,285,751 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Midcap 400 E-Mini Index	329	3/2021	USD	75,785,150	2,120,617

					2,120,617

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$14,078,487	$—	$—	$14,078,487
Consumer Discretionary	113,638,780	1,230,814	—	114,869,594
Consumer Staples	29,304,297	—	—	29,304,297
Energy	9,883,345	—	—	9,883,345
Financials	121,938,233	—	—	121,938,233
Health Care	89,719,217	—	—	89,719,217
Industrials	143,490,194	—	—	143,490,194
Information Technology	140,541,936	—	—	140,541,936
Materials	45,914,372	—	—	45,914,372
Real Estate	73,042,683	—	—	73,042,683
Utilities	27,616,147	—	—	27,616,147
Futures	2,120,617	—	—	2,120,617
Short-Term Investments
Investment Company	35,621,865	—	—	35,621,865
Repurchase Agreements	—	2,285,751	—	2,285,751

Total Assets	$846,910,173	$3,516,565	$—	$850,426,738

Total Liabilities	$—	$—	$—	$—

Total	$846,910,173	$3,516,565	$—	$850,426,738

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$2,120,617	*

Total		$2,120,617

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$14,744,931	$14,744,931

Total	$14,744,931	$14,744,931

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$1,391,241	$1,391,241

Total	$1,391,241	$1,391,241

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $52,156,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 7%)*	$223,607,731
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 28%)*	$140,644,472

*	During the year ended December 31, 2020, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$270,199,875
Aggregate gross unrealized depreciation	(31,985,182)

Net unrealized appreciation	$238,214,693

Federal income tax cost of investments in securities and derivative instruments, if applicable	$612,212,045

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $607,918,649)	$846,020,370
Repurchase Agreements (Cost $2,285,751)	2,285,751
Cash	36,555,971
Cash held as collateral at broker for futures	4,582,100
Dividends, interest and other receivables	771,515
Due from broker for futures variation margin	138,455
Receivable for Portfolio shares sold	13,129
Securities lending income receivable	4,476
Other assets	2,983

Total assets	890,374,750

LIABILITIES
Payable for return of collateral on securities loaned	2,285,751
Payable for securities purchased	1,417,526
Investment management fees payable	329,502
Payable for Portfolio shares redeemed	169,673
Administrative fees payable	90,915
Distribution fees payable – Class IB	83,098
Trustees’ fees payable	598
Accrued expenses	66,451

Total liabilities	4,443,514

NET ASSETS	$885,931,236

Net assets were comprised of:
Paid in capital	$657,293,337
Total distributable earnings (loss)	228,637,899

Net assets	$885,931,236

Class IB
Net asset value, offering and redemption price per share, $396,118,837 / 17,239,983 shares outstanding (unlimited amount authorized: $0.01 par value)	$22.98

Class K
Net asset value, offering and redemption price per share, $489,812,399 / 21,085,902 shares outstanding (unlimited amount authorized: $0.01 par value)	$23.23

(x)	Includes value of securities on loan of $3,681,991.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $557 foreign withholding tax)	$10,421,170
Interest	152,215
Securities lending (net)	70,741

Total income	10,644,126

EXPENSES
Investment management fees	3,216,224
Administrative fees	883,268
Distribution fees – Class IB	863,987
Professional fees	78,196
Printing and mailing expenses	66,478
Custodian fees	49,000
Trustees’ fees	22,212
Miscellaneous	14,406

Gross expenses	5,193,771
Less: Waiver from investment manager	(40,216)

Net expenses	5,153,555

NET INVESTMENT INCOME (LOSS)	5,490,571

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	18,850,309
Futures contracts	14,744,931

Net realized gain (loss)	33,595,240

Change in unrealized appreciation (depreciation) on:
Investments in securities	93,699,275
Futures contracts	1,391,241

Net change in unrealized appreciation (depreciation)	95,090,516

NET REALIZED AND UNREALIZED GAIN (LOSS)	128,685,756

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$134,176,327

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,490,571	$5,874,532
Net realized gain (loss)	33,595,240	31,540,332
Net change in unrealized appreciation (depreciation)	95,090,516	99,938,477

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	134,176,327	137,353,341

Distributions to shareholders:
Class IB	(26,811,814)	(13,382,482)
Class K	(33,311,327)	(10,555,027)

Total distributions to shareholders	(60,123,141)	(23,937,509)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 904,683 and 814,692 shares, respectively ]	16,829,512	16,800,538
Capital shares issued in reinvestment of dividends and distributions [ 1,224,158 and 626,444 shares, respectively ]	26,811,814	13,382,482
Capital shares repurchased [ (2,739,585) and (2,725,316) shares, respectively ]	(55,540,572)	(56,605,495)

Total Class IB transactions	(11,899,246)	(26,422,475)

Class K
Capital shares sold [ 10,029,023 and 3,187,068 shares, respectively ]	178,870,694	66,638,596
Capital shares issued in reinvestment of dividends and distributions [ 1,503,223 and 489,356 shares, respectively ]	33,311,327	10,555,027
Capital shares repurchased [ (3,716,550) and (1,915,948) shares, respectively ]	(68,781,002)	(39,077,776)

Total Class K transactions	143,401,019	38,115,847

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	131,501,773	11,693,372

TOTAL INCREASE (DECREASE) IN NET ASSETS	205,554,959	125,109,204
NET ASSETS:
Beginning of year	680,376,277	555,267,073

End of year	$885,931,236	$680,376,277

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/400 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$21.77	$18.06	$22.57	$21.37	$18.75

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.17	0.18	0.11	0.16
Net realized and unrealized gain (loss)	2.70	4.32	(2.80)	3.10	3.54

Total from investment operations	2.83	4.49	(2.62)	3.21	3.70

Less distributions:
Dividends from net investment income	(0.12)	(0.19)	(0.20)	(0.15)	(0.16)
Distributions from net realized gains	(1.50)	(0.59)	(1.68)	(1.86)	(0.92)
Return of capital	—	—	(0.01)	—	—

Total dividends and distributions	(1.62)	(0.78)	(1.89)	(2.01)	(1.08)

Net asset value, end of year	$22.98	$21.77	$18.06	$22.57	$21.37

Total return	13.47%	24.90%	(12.26)%	15.26%	19.68%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$396,119	$388,635	$345,511	$449,715	$432,612
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.85%	0.85%	0.85%	0.85%
Before waivers and reimbursements (f)	0.86%	0.86%	0.85%	0.85%	0.86%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.65%	0.83%	0.79%	0.48%	0.79%
Before waivers and reimbursements (f)	0.64%	0.83%	0.79%	0.48%	0.78%
Portfolio turnover rate^	22%	21%	15%	16%	19%

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$21.98	$18.22	$22.76	$21.54	$18.89

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.23	0.24	0.16	0.21
Net realized and unrealized gain (loss)	2.74	4.36	(2.84)	3.12	3.57

Total from investment operations	2.92	4.59	(2.60)	3.28	3.78

Less distributions:
Dividends from net investment income	(0.17)	(0.24)	(0.24)	(0.20)	(0.21)
Distributions from net realized gains	(1.50)	(0.59)	(1.68)	(1.86)	(0.92)
Return of capital	—	—	(0.02)	—	—

Total dividends and distributions	(1.67)	(0.83)	(1.94)	(2.06)	(1.13)

Net asset value, end of year	$23.23	$21.98	$18.22	$22.76	$21.54

Total return	13.76%	25.24%	(12.05)%	15.50%	20.00%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$489,812	$291,741	$209,756	$254,882	$274,935
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.60%	0.60%	0.60%	0.60%	0.60%
Before waivers and reimbursements (f)	0.61%	0.61%	0.60%	0.60%	0.61%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.88%	1.10%	1.04%	0.72%	1.04%
Before waivers and reimbursements (f)	0.88%	1.09%	1.04%	0.72%	1.03%
Portfolio turnover rate^	22%	21%	15%	16%	19%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/2000 MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IB Shares	19.31%	12.40%	9.66%
Portfolio – Class K Shares*	19.59	12.69	12.45
Russell 2000® Index	19.96	13.26	11.20

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 19.31% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell 2000® Index, which returned 19.96% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed to performance were health care, information technology, consumer discretionary, industrials and consumer staples.

•	The five stocks that contributed most to performance were Plug Power, Inc., Teladoc Health, Inc., Penn National Gaming, Inc., Sunrun, Inc. and MyoKardia, Inc.

What hurt performance during the year:

•	The sectors that detracted most from performance were financials, energy, real estate and utilities.

•	The five stocks that detracted most from performance were Invesco Mortgage Capital, Inc., Intercept Pharmaceuticals, Inc., Novocure Ltd., IBERIABANK Corp. and The Brinks Co.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark. The Portfolio reduced its equity exposure at certain points of the year during which volatility was relatively high, de-equitizing by as much as 46% for 83 days.

•

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2020	% of Net Assets
Health Care	19.1%
Financials	13.9
Industrials	13.8
Information Technology	12.8
Consumer Discretionary	11.9
Real Estate	5.6
Investment Companies	5.6
Materials	3.9
Repurchase Agreements	3.1
Consumer Staples	2.9
Utilities	2.7
Communication Services	2.1
Energy	1.9
Cash and Other	0.7

100.0%

EQ/2000 MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,372.70	$4.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.98	4.20
Class K
Actual	1,000.00	1,374.50	3.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.23	2.94

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 0.83% and 0.58%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (2.1%)
Diversified Telecommunication Services (0.7%)
Alaska Communications Systems Group, Inc.	93,592	$345,355
Anterix, Inc.*	18,908	710,941
ATN International, Inc.	19,038	795,027
Bandwidth, Inc., Class A*	33,338	5,123,051
Cincinnati Bell, Inc.*	80,972	1,237,252
Cogent Communications Holdings, Inc.	73,509	4,400,984
Consolidated Communications Holdings, Inc.*	130,724	639,240
IDT Corp., Class B*	27,939	345,326
Iridium Communications, Inc.*	203,917	8,019,036
Liberty Latin America Ltd., Class A*	74,460	828,740
Liberty Latin America Ltd., Class C*	273,101	3,028,690
Ooma, Inc.*	39,961	575,438
ORBCOMM, Inc. (x)*	128,038	950,042
Vonage Holdings Corp.*	401,269	5,166,338

		32,165,460

Entertainment (0.2%)
AMC Entertainment Holdings, Inc., Class A (x)	105,077	222,763
Cinemark Holdings, Inc. (x)	185,513	3,229,781
Eros STX Global Corp. (x)*	257,764	469,131
Gaia, Inc.*	16,882	166,794
Glu Mobile, Inc.*	254,419	2,292,315
IMAX Corp.*	86,205	1,553,414
Liberty Media Corp.-Liberty Braves, Class A*	21,066	523,911
Liberty Media Corp.-Liberty Braves, Class C*	61,952	1,541,366
LiveXLive Media, Inc. (x)*	78,149	256,329
Marcus Corp. (The)	43,904	591,826

		10,847,630

Interactive Media & Services (0.4%)
Cargurus, Inc.*	148,037	4,697,214
Cars.com, Inc.*	115,011	1,299,624
DHI Group, Inc.*	85,481	189,768
Eventbrite, Inc., Class A (x)*	108,345	1,961,044
EverQuote, Inc., Class A*	24,201	903,907
Liberty TripAdvisor Holdings, Inc., Class A*	126,443	548,763
MediaAlpha, Inc., Class A*	16,626	649,578
QuinStreet, Inc.*	80,541	1,726,799
TrueCar, Inc.*	182,103	764,833
Yelp, Inc.*	123,378	4,030,759

		16,772,289

Media (0.7%)
AMC Networks, Inc., Class A (x)*	46,733	1,671,639
Boston Omaha Corp., Class A*	22,127	611,812
Cardlytics, Inc. (x)*	45,443	6,487,897
comScore, Inc.*	112,678	280,568
Daily Journal Corp. (x)*	2,157	871,428
Emerald Holding, Inc.	41,121	222,876

Entercom Communications Corp., Class A	204,864	506,014
Entravision Communications Corp., Class A	104,453	287,246
EW Scripps Co. (The), Class A	94,616	1,446,679
Fluent, Inc.*	71,278	378,486
Gannett Co., Inc.*	196,803	661,258
Gray Television, Inc.*	150,869	2,699,046
Hemisphere Media Group, Inc.*	29,423	304,822
iHeartMedia, Inc., Class A (x)*	98,270	1,275,545
Loral Space & Communications, Inc.	20,043	420,703
Meredith Corp.	71,418	1,371,226
MSG Networks, Inc., Class A*	44,256	652,333
National CineMedia, Inc.	127,034	472,566
Saga Communications, Inc., Class A	5,924	142,294
Scholastic Corp.	42,062	1,051,550
Sinclair Broadcast Group, Inc., Class A (x)	73,316	2,335,115
TechTarget, Inc.*	40,425	2,389,522
TEGNA, Inc.	378,744	5,283,479
Tribune Publishing Co.	23,987	328,622
WideOpenWest, Inc.*	90,369	964,237

		33,116,963

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	78,154	994,119
Gogo, Inc. (x)*	94,473	909,775
Shenandoah Telecommunications Co.	82,833	3,582,528
Spok Holdings, Inc.	29,994	333,833

		5,820,255

Total Communication Services		98,722,597

Consumer Discretionary (11.9%)
Auto Components (1.3%)
Adient plc*	153,220	5,327,459
American Axle & Manufacturing Holdings, Inc.*	191,608	1,598,011
Cooper Tire & Rubber Co.	81,870	3,315,735
Cooper-Standard Holdings, Inc.*	29,319	1,016,490
Dana, Inc.	251,712	4,913,418
Dorman Products, Inc.*	45,688	3,966,632
Fox Factory Holding Corp.*	70,232	7,424,225
Gentherm, Inc.*	56,885	3,710,040
Goodyear Tire & Rubber Co. (The)	401,150	4,376,547
LCI Industries	42,903	5,563,661
Modine Manufacturing Co.*	86,941	1,091,979
Motorcar Parts of America, Inc.*	32,586	639,337
Patrick Industries, Inc.	38,077	2,602,563
Standard Motor Products, Inc.	36,170	1,463,438
Stoneridge, Inc.*	44,730	1,352,188
Tenneco, Inc., Class A*	85,130	902,378
Visteon Corp.*	47,059	5,906,846
Workhorse Group, Inc. (x)*	165,230	3,268,249
XPEL, Inc. (m)(x)*	29,033	1,496,941

		59,936,137

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Automobiles (0.1%)
Winnebago Industries, Inc.	54,248	$3,251,625

Distributors (0.1%)
Core-Mark Holding Co., Inc.	79,606	2,338,028
Funko, Inc., Class A (x)*	42,304	439,115
Greenlane Holdings, Inc., Class A (x)*	8,281	32,793
Weyco Group, Inc.	10,215	161,806

		2,971,742

Diversified Consumer Services (0.5%)
Adtalem Global Education, Inc.*	91,038	3,090,740
American Public Education, Inc.*	24,188	737,250
Aspen Group, Inc.*	35,558	395,761
Carriage Services, Inc.	28,117	880,624
Collectors Universe, Inc.	15,465	1,166,061
Franchise Group, Inc.	37,819	1,151,589
Houghton Mifflin Harcourt Co.*	158,915	529,187
Laureate Education, Inc., Class A*	190,288	2,770,593
OneSpaWorld Holdings Ltd. (x)	76,113	771,786
Perdoceo Education Corp.*	124,214	1,568,823
Regis Corp. (x)*	46,528	427,592
Strategic Education, Inc.	41,436	3,950,094
Stride, Inc.*	71,364	1,515,058
Universal Technical Institute, Inc.*	56,114	362,496
Vivint Smart Home, Inc.*	132,613	2,751,720
WW International, Inc.*	83,815	2,045,086

		24,114,460

Hotels, Restaurants & Leisure (3.3%)
Accel Entertainment, Inc.*	77,653	784,295
Bally’s Corp.*	31,263	1,570,341
Biglari Holdings, Inc., Class B*	1,603	178,254
BJ’s Restaurants, Inc.	37,514	1,443,914
Bloomin’ Brands, Inc.	145,933	2,834,019
Bluegreen Vacations Corp.	10,411	82,663
Bluegreen Vacations Holding Corp.*	19,704	266,595
Boyd Gaming Corp.*	141,292	6,064,253
Brinker International, Inc.	77,765	4,399,166
Caesars Entertainment, Inc.*	308,720	22,928,634
Carrols Restaurant Group, Inc.*	62,672	393,580
Century Casinos, Inc.*	42,325	270,457
Cheesecake Factory, Inc. (The) (x)	68,291	2,530,864
Churchill Downs, Inc.	64,788	12,620,055
Chuy’s Holdings, Inc.*	35,773	947,627
Cracker Barrel Old Country Store, Inc.	41,033	5,413,073
Dave & Buster’s Entertainment, Inc. (x)	77,308	2,320,786
Del Taco Restaurants, Inc.*	49,690	450,191
Denny’s Corp.*	108,390	1,591,165
Dine Brands Global, Inc.	27,244	1,580,152
El Pollo Loco Holdings, Inc.*	30,581	553,516
Everi Holdings, Inc.*	141,564	1,954,999
Fiesta Restaurant Group, Inc.*	34,492	393,209
GAN Ltd. (x)*	39,871	808,584
Golden Entertainment, Inc.*	28,524	567,342

Hilton Grand Vacations, Inc.*	146,800	4,602,180
International Game Technology plc (x)	173,661	2,941,817
Jack in the Box, Inc.	39,043	3,623,190
Kura Sushi USA, Inc., Class A (x)*	5,614	109,473
Lindblad Expeditions Holdings, Inc.*	49,402	845,762
Marriott Vacations Worldwide Corp.	68,729	9,430,993
Monarch Casino & Resort, Inc.*	22,274	1,363,614
Nathan’s Famous, Inc.	4,778	263,841
Noodles & Co.*	49,161	388,372
Papa John’s International, Inc.	56,708	4,811,674
Penn National Gaming, Inc.*	267,142	23,073,055
PlayAGS, Inc.*	45,499	327,593
RCI Hospitality Holdings, Inc. (x)	14,678	578,900
Red Robin Gourmet Burgers, Inc.*	21,777	418,772
Red Rock Resorts, Inc., Class A	114,226	2,860,219
Ruth’s Hospitality Group, Inc.	60,127	1,066,052
Scientific Games Corp., Class A*	99,148	4,113,651
SeaWorld Entertainment, Inc.*	89,663	2,832,454
Shake Shack, Inc., Class A (x)*	60,755	5,150,809
Target Hospitality Corp. (x)*	54,694	86,417
Texas Roadhouse, Inc.	113,748	8,890,544
Wingstop, Inc.	51,355	6,807,105

		157,534,221

Household Durables (1.8%)
Beazer Homes USA, Inc.*	48,295	731,669
Casper Sleep, Inc. (x)*	42,611	262,058
Cavco Industries, Inc.*	15,801	2,772,285
Century Communities, Inc.*	50,431	2,207,869
Ethan Allen Interiors, Inc.	36,213	731,865
GoPro, Inc., Class A*	205,573	1,702,144
Green Brick Partners, Inc.*	39,518	907,333
Hamilton Beach Brands Holding Co., Class A	11,274	197,408
Helen of Troy Ltd.*	43,011	9,556,614
Hooker Furniture Corp.	20,515	661,609
Installed Building Products, Inc.*	39,543	4,030,618
iRobot Corp. (x)*	47,660	3,826,621
KB Home	153,011	5,128,929
La-Z-Boy, Inc.	75,077	2,991,068
Legacy Housing Corp.*	15,319	231,470
LGI Homes, Inc.*	38,613	4,087,186
Lifetime Brands, Inc.	20,238	307,618
Lovesac Co. (The)*	18,759	808,325
M.D.C. Holdings, Inc.	87,568	4,255,805
M/I Homes, Inc.*	48,919	2,166,622
Meritage Homes Corp.*	64,808	5,367,399
Purple Innovation, Inc.*	27,186	895,507
Skyline Champion Corp.*	90,401	2,797,007
Sonos, Inc.*	137,760	3,222,206
Taylor Morrison Home Corp., Class A*	218,495	5,604,397
TopBuild Corp.*	56,294	10,362,600
TRI Pointe Group, Inc.*	204,309	3,524,330
Tupperware Brands Corp.*	86,084	2,788,261
Turtle Beach Corp. (x)*	20,447	440,633

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Universal Electronics, Inc.*	22,926	$1,202,698
VOXX International Corp.*	39,670	506,189

		84,276,343

Internet & Direct Marketing Retail (0.7%)
1-800-Flowers.com, Inc., Class A*	41,565	1,080,690
CarParts.com, Inc. (x)*	54,480	675,007
Duluth Holdings, Inc., Class B (x)*	17,338	183,089
Groupon, Inc.*	39,005	1,481,995
Lands’ End, Inc. (x)*	17,923	386,599
Liquidity Services, Inc.*	48,242	767,530
Magnite, Inc. (x)*	185,878	5,708,313
Overstock.com, Inc. (x)*	73,854	3,542,776
PetMed Express, Inc. (x)	34,350	1,101,261
Quotient Technology, Inc.*	155,564	1,465,413
RealReal, Inc. (The)*	107,609	2,102,680
Shutterstock, Inc.	38,521	2,761,956
Stamps.com, Inc.*	29,513	5,790,156
Stitch Fix, Inc., Class A (x)*	103,635	6,085,447
Waitr Holdings, Inc. (x)*	139,166	386,882

		33,519,794

Leisure Products (0.6%)
Acushnet Holdings Corp.	60,623	2,457,656
American Outdoor Brands, Inc.*	26,027	443,240
Callaway Golf Co.	160,017	3,842,008
Clarus Corp.	33,745	519,673
Escalade, Inc.	17,176	363,616
Johnson Outdoors, Inc., Class A	8,622	971,096
Malibu Boats, Inc., Class A*	35,124	2,193,142
Marine Products Corp.	12,209	177,519
MasterCraft Boat Holdings, Inc.*	30,883	767,134
Nautilus, Inc. (x)*	52,979	961,039
Smith & Wesson Brands, Inc.	96,523	1,713,283
Sturm Ruger & Co., Inc.	29,816	1,940,127
Vista Outdoor, Inc.*	102,867	2,444,120
YETI Holdings, Inc.*	136,587	9,352,112

		28,145,765

Multiline Retail (0.2%)
Big Lots, Inc.	67,312	2,889,704
Dillard’s, Inc., Class A (x)	13,041	822,235
Macy’s, Inc. (x)	524,794	5,903,933

		9,615,872

Specialty Retail (2.4%)
Aaron’s Co., Inc. (The)*	61,267	1,161,622
Abercrombie & Fitch Co., Class A	107,876	2,196,355
Academy Sports & Outdoors, Inc. (x)*	22,945	475,650
American Eagle Outfitters, Inc.	261,787	5,254,065
America’s Car-Mart, Inc.*	10,781	1,184,185
Asbury Automotive Group, Inc.*	33,456	4,875,877
At Home Group, Inc.*	90,847	1,404,495
Bed Bath & Beyond, Inc. (x)	219,721	3,902,245
Boot Barn Holdings, Inc.*	49,373	2,140,813
Buckle, Inc. (The) (x)	50,051	1,461,489
Caleres, Inc.	61,118	956,497
Camping World Holdings, Inc., Class A (x)	57,999	1,510,874

Cato Corp. (The), Class A	44,744	429,095
Chico’s FAS, Inc.	253,555	403,152
Children’s Place, Inc. (The) (x)*	23,328	1,168,733
Citi Trends, Inc.	18,746	931,301
Conn’s, Inc.*	27,220	318,202
Container Store Group, Inc. (The)*	26,235	250,282
Designer Brands, Inc., Class A	115,936	886,910
Envela Corp. (x)*	24,921	129,589
Express, Inc. (x)*	107,647	97,959
GameStop Corp., Class A (x)*	104,455	1,967,932
Genesco, Inc.*	22,332	671,970
Group 1 Automotive, Inc.	30,163	3,955,576
GrowGeneration Corp. (x)*	62,749	2,523,765
Guess?, Inc.	71,608	1,619,773
Haverty Furniture Cos., Inc.	30,436	842,164
Hibbett Sports, Inc.*	28,266	1,305,324
Lithia Motors, Inc., Class A	44,213	12,939,819
Lumber Liquidators Holdings, Inc.*	50,007	1,537,215
MarineMax, Inc.*	34,427	1,205,978
Michaels Cos., Inc. (The) (x)*	129,631	1,686,499
Monro, Inc.	56,945	3,035,169
Murphy USA, Inc.	45,130	5,906,163
National Vision Holdings, Inc.*	139,468	6,316,506
ODP Corp. (The)*	85,786	2,513,530
OneWater Marine, Inc., Class A*	13,507	392,919
Rent-A-Center, Inc.	85,349	3,268,013
RH*	27,000	12,083,040
Sally Beauty Holdings, Inc.*	199,950	2,607,348
Shoe Carnival, Inc.	14,796	579,707
Signet Jewelers Ltd.	92,787	2,530,301
Sleep Number Corp.*	47,117	3,856,998
Sonic Automotive, Inc., Class A	42,013	1,620,441
Sportsman’s Warehouse Holdings, Inc.*	74,694	1,310,880
Tilly’s, Inc., Class A	35,041	285,935
Urban Outfitters, Inc.*	119,470	3,058,432
Winmark Corp.	5,026	933,831
Zumiez, Inc.*	36,886	1,356,667

		113,051,285

Textiles, Apparel & Luxury Goods (0.9%)
Crocs, Inc.*	113,106	7,087,222
Deckers Outdoor Corp.*	47,749	13,693,458
Fossil Group, Inc.*	81,634	707,767
G-III Apparel Group Ltd.*	78,975	1,874,867
Kontoor Brands, Inc.	89,458	3,628,417
Lakeland Industries, Inc. (x)*	14,873	405,289
Movado Group, Inc.*	27,798	462,003
Oxford Industries, Inc.	28,480	1,865,725
Rocky Brands, Inc.	11,532	323,703
Steven Madden Ltd.	143,301	5,061,391
Superior Group of Cos., Inc.	17,677	410,813
Unifi, Inc.*	25,214	447,296
Vera Bradley, Inc.*	34,379	273,657
Wolverine World Wide, Inc.	138,507	4,328,344

		40,569,952

Total Consumer Discretionary		556,987,196

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Consumer Staples (2.9%)
Beverages (0.3%)
Celsius Holdings, Inc. (x)*	59,504	$2,993,646
Coca-Cola Consolidated, Inc.	8,166	2,174,361
MGP Ingredients, Inc.	21,390	1,006,614
National Beverage Corp. (x)	20,650	1,753,185
NewAge, Inc. (x)*	186,156	489,590
Primo Water Corp.	270,966	4,248,747

		12,666,143

Food & Staples Retailing (0.7%)
Andersons, Inc. (The)	53,859	1,320,084
BJ’s Wholesale Club Holdings, Inc.*	233,060	8,688,477
Chefs’ Warehouse, Inc. (The)*	52,215	1,341,403
HF Foods Group, Inc. (x)*	56,847	427,489
Ingles Markets, Inc., Class A	25,388	1,083,052
Natural Grocers by Vitamin Cottage, Inc.	15,268	209,782
Performance Food Group Co.*	223,616	10,646,358
PriceSmart, Inc.	39,989	3,642,598
Rite Aid Corp. (x)*	90,425	1,431,428
SpartanNash Co.	61,319	1,067,564
United Natural Foods, Inc.*	97,365	1,554,919
Village Super Market, Inc., Class A	18,161	400,632
Weis Markets, Inc.	15,400	736,274

		32,550,060

Food Products (1.3%)
Alico, Inc.	9,802	304,058
B&G Foods, Inc. (x)	109,904	3,047,638
Bridgford Foods Corp.*	2,755	50,196
Calavo Growers, Inc.	29,327	2,036,174
Cal-Maine Foods, Inc.*	58,338	2,190,008
Darling Ingredients, Inc.*	275,200	15,873,536
Farmer Bros Co.*	31,764	148,338
Fresh Del Monte Produce, Inc.	53,819	1,295,423
Freshpet, Inc.*	65,996	9,370,772
Hostess Brands, Inc.*	213,519	3,125,918
J & J Snack Foods Corp.	25,926	4,028,123
John B Sanfilippo & Son, Inc.	15,446	1,218,072
Laird Superfood, Inc.*	3,928	185,873
Lancaster Colony Corp.	32,976	6,058,680
Landec Corp.*	48,926	530,847
Limoneira Co.	32,912	547,985
Mission Produce, Inc. (x)*	12,479	187,809
Sanderson Farms, Inc.	35,065	4,635,593
Seneca Foods Corp., Class A*	11,200	446,880
Simply Good Foods Co. (The)*	146,426	4,591,919
Tootsie Roll Industries, Inc. (x)	27,428	814,612
Vital Farms, Inc. (x)*	17,588	445,152

		61,133,606

Household Products (0.2%)
Central Garden & Pet Co.*	18,406	710,656
Central Garden & Pet Co., Class A*	65,709	2,387,208
Oil-Dri Corp. of America	10,915	371,983
WD-40 Co.	23,689	6,293,693

		9,763,540

Personal Products (0.3%)
BellRing Brands, Inc., Class A*	67,057	1,630,156
Edgewell Personal Care Co.	95,606	3,306,055
elf Beauty, Inc.*	77,659	1,956,230
Inter Parfums, Inc.	30,049	1,817,664
Lifevantage Corp.*	30,322	282,601
Medifast, Inc.	19,492	3,827,059
Nature’s Sunshine Products, Inc.*	14,458	216,147
Revlon, Inc., Class A (x)*	12,560	149,213
USANA Health Sciences, Inc.*	20,222	1,559,116
Veru, Inc. (x)*	93,887	812,123

		15,556,364

Tobacco (0.1%)
Turning Point Brands, Inc.	18,259	813,621
Universal Corp.	42,987	2,089,598
Vector Group Ltd.	242,493	2,825,044

		5,728,263

Total Consumer Staples		137,397,976

Energy (1.9%)
Energy Equipment & Services (0.6%)
Archrock, Inc.	222,050	1,922,953
Aspen Aerogels, Inc.*	38,443	641,614
Bristow Group, Inc.*	11,367	299,179
Cactus, Inc., Class A	81,439	2,123,115
ChampionX Corp.*	320,732	4,907,200
DMC Global, Inc.	25,966	1,123,029
Dril-Quip, Inc.*	60,367	1,788,070
Exterran Corp.*	58,528	258,694
Frank’s International NV*	266,297	729,654
Helix Energy Solutions Group, Inc.*	240,715	1,011,003
Liberty Oilfield Services, Inc., Class A	117,214	1,208,476
Matrix Service Co.*	53,075	584,886
Nabors Industries Ltd. (x)	11,826	688,628
National Energy Services Reunited Corp.*	39,291	390,160
Newpark Resources, Inc.*	140,729	270,200
NexTier Oilfield Solutions, Inc.*	297,803	1,024,442
Oceaneering International, Inc.*	176,246	1,401,156
Oil States International, Inc.*	81,404	408,648
Patterson-UTI Energy, Inc.	324,999	1,709,495
ProPetro Holding Corp.*	138,603	1,024,276
RPC, Inc.*	88,495	278,759
Select Energy Services, Inc., Class A*	117,944	483,570
Solaris Oilfield Infrastructure, Inc., Class A	45,998	374,424
Tidewater, Inc.*	62,767	542,307
Transocean Ltd. (x)*	957,367	2,211,518
US Silica Holdings, Inc.	131,164	920,771

		28,326,227

Oil, Gas & Consumable Fuels (1.3%)
Adams Resources & Energy, Inc.	3,697	89,098
Antero Resources Corp. (x)*	432,056	2,354,705
Arch Resources, Inc. (x)*	25,660	1,123,138
Ardmore Shipping Corp.	74,853	244,769
Berry Corp.	130,502	480,247

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Bonanza Creek Energy, Inc.*	31,744	$613,612
Brigham Minerals, Inc., Class A	54,020	593,680
Clean Energy Fuels Corp.*	219,703	1,726,866
CNX Resources Corp.*	384,770	4,155,516
Comstock Resources, Inc.*	47,090	205,783
CONSOL Energy, Inc.*	50,965	367,458
Contango Oil & Gas Co. (x)*	172,983	396,131
CVR Energy, Inc.	56,456	841,194
Delek US Holdings, Inc.	107,016	1,719,747
DHT Holdings, Inc.	182,723	955,641
Diamond S Shipping, Inc., Class S*	51,104	340,353
Dorian LPG Ltd.*	59,933	730,583
Earthstone Energy, Inc., Class A (x)*	32,766	174,643
Energy Fuels, Inc. (x)*	198,735	846,611
Evolution Petroleum Corp.	44,044	125,525
Falcon Minerals Corp.	58,088	182,977
Frontline Ltd. (x)	214,220	1,332,448
Golar LNG Ltd.*	164,406	1,584,874
Goodrich Petroleum Corp.*	14,278	144,065
Green Plains, Inc. (x)*	60,051	790,872
International Seaways, Inc.	40,777	665,889
Kosmos Energy Ltd.	696,047	1,635,711
Magnolia Oil & Gas Corp., Class A*	225,719	1,593,576
Matador Resources Co.*	193,463	2,333,164
NACCO Industries, Inc., Class A	6,344	166,847
NextDecade Corp. (x)*	18,187	38,011
Nordic American Tankers Ltd. (x)	246,133	726,092
Overseas Shipholding Group, Inc., Class A*	105,776	226,361
Ovintiv, Inc.	439,066	6,304,988
Par Pacific Holdings, Inc.*	70,648	987,659
PBF Energy, Inc., Class A	167,160	1,186,836
PDC Energy, Inc.*	175,104	3,594,885
Peabody Energy Corp.*	131,156	316,086
Penn Virginia Corp.*	29,975	304,246
PrimeEnergy Resources Corp.*	827	35,702
Range Resources Corp.*	351,927	2,357,911
Renewable Energy Group, Inc.*	66,560	4,713,779
REX American Resources Corp.*	9,564	702,667
Scorpio Tankers, Inc. (x)	87,857	983,120
SFL Corp. Ltd.	168,218	1,056,409
SM Energy Co.	179,470	1,098,356
Southwestern Energy Co.*	1,116,348	3,326,717
Talos Energy, Inc.*	24,097	198,559
Tellurian, Inc. (x)*	293,618	375,831
Uranium Energy Corp. (x)*	375,259	660,456
W&T Offshore, Inc. (x)*	190,692	413,802
Whiting Petroleum Corp.*	2,068	51,700
World Fuel Services Corp.	109,582	3,414,575

		61,590,471

Total Energy		89,916,698

Financials (13.9%)
Banks (7.0%)
1st Constitution Bancorp	19,974	316,987
1st Source Corp.	25,013	1,008,024
ACNB Corp.	15,611	390,275

Allegiance Bancshares, Inc.	31,104	1,061,580
Altabancorp	21,567	602,151
Amalgamated Bank, Class A	23,258	319,565
Amerant Bancorp, Inc.*	32,967	501,098
American National Bankshares, Inc.	21,334	559,164
Ameris Bancorp	110,942	4,223,562
Ames National Corp.	19,353	464,859
Arrow Financial Corp.	26,178	782,984
Atlantic Capital Bancshares, Inc.*	34,086	542,649
Atlantic Union Bankshares Corp.	134,293	4,423,611
Auburn National BanCorp, Inc. (x)	4,623	192,733
Banc of California, Inc.	76,473	1,124,918
BancFirst Corp.	31,991	1,877,872
Bancorp, Inc. (The)*	88,035	1,201,678
BancorpSouth Bank	170,622	4,681,868
Bank First Corp. (x)	11,529	747,310
Bank of Commerce Holdings	29,524	292,288
Bank of Marin Bancorp	18,597	638,621
Bank of NT Butterfield & Son Ltd. (The)	81,076	2,526,328
Bank of Princeton (The)	9,530	223,097
Bank7 Corp.	6,346	90,113
BankFinancial Corp.	23,705	208,130
BankUnited, Inc.	159,739	5,555,722
Bankwell Financial Group, Inc.	11,506	224,942
Banner Corp.	55,309	2,576,846
Bar Harbor Bankshares	23,884	539,540
BayCom Corp.*	17,436	264,504
BCB Bancorp, Inc.	32,621	361,114
Berkshire Hills Bancorp, Inc.	77,768	1,331,388
Boston Private Financial Holdings, Inc.	126,976	1,072,947
Bridge Bancorp, Inc.	29,281	708,015
Brookline Bancorp, Inc.	120,177	1,446,931
Bryn Mawr Bank Corp.	27,161	830,991
Business First Bancshares, Inc.	27,721	564,400
Byline Bancorp, Inc.	46,762	722,473
C&F Financial Corp.	5,705	211,713
Cadence Bancorp	205,581	3,375,640
California Bancorp, Inc.*	14,170	220,485
Cambridge Bancorp	8,457	589,876
Camden National Corp.	25,101	898,114
Capital Bancorp, Inc.*	12,993	180,993
Capital City Bank Group, Inc.	27,325	671,649
Capstar Financial Holdings, Inc.	32,486	479,169
Carter Bankshares, Inc.	47,828	512,716
Cathay General Bancorp	131,931	4,246,859
CB Financial Services, Inc.	9,114	182,371
CBTX, Inc.	25,770	657,393
Central Pacific Financial Corp.	42,329	804,674
Central Valley Community Bancorp	25,978	386,812
Century Bancorp, Inc., Class A	5,979	462,535
Chemung Financial Corp.	6,053	205,499
ChoiceOne Financial Services, Inc. (x)	13,451	414,425
CIT Group, Inc.	171,210	6,146,439
Citizens & Northern Corp.	25,404	504,015
Citizens Holding Co. (x)	8,486	177,782

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

City Holding Co.	27,387	$1,904,766
Civista Bancshares, Inc.	33,067	579,665
CNB Financial Corp.	23,945	509,789
Coastal Financial Corp.*	20,059	421,239
Codorus Valley Bancorp, Inc.	16,157	274,023
Colony Bankcorp, Inc.	12,514	183,330
Columbia Banking System, Inc.	117,108	4,204,177
Community Bank System, Inc.	91,608	5,708,094
Community Bankers Trust Corp.	35,983	242,885
Community Financial Corp. (The)	8,222	217,719
Community Trust Bancorp, Inc.	24,371	902,946
ConnectOne Bancorp, Inc.	62,216	1,231,255
County Bancorp, Inc.	9,194	203,004
CrossFirst Bankshares, Inc.*	89,162	958,492
Customers Bancorp, Inc.*	49,646	902,564
CVB Financial Corp.	223,471	4,357,685
Dime Community Bancshares, Inc.	49,347	778,202
Eagle Bancorp Montana, Inc. (x)	11,594	246,025
Eagle Bancorp, Inc.	52,957	2,187,124
Eastern Bankshares, Inc.*	281,423	4,590,009
Enterprise Bancorp, Inc.	15,843	404,789
Enterprise Financial Services Corp.	39,926	1,395,414
Equity Bancshares, Inc., Class A*	24,462	528,135
Esquire Financial Holdings, Inc.*	10,664	204,642
Evans Bancorp, Inc.	11,325	311,891
Farmers & Merchants Bancorp, Inc.	20,670	475,410
Farmers National Banc Corp.	53,937	715,744
FB Financial Corp.	54,068	1,877,782
Fidelity D&D Bancorp, Inc. (x)	7,879	507,092
Financial Institutions, Inc.	19,476	438,210
First Bancorp (Nasdaq Stock Exchange)	45,147	1,527,323
First Bancorp (Quotrix Stock Exchange)	363,212	3,348,815
First Bancorp, Inc. (The)	21,572	547,929
First Bancshares, Inc. (The)	28,471	879,184
First Bank	28,101	263,587
First Busey Corp.	79,500	1,713,225
First Business Financial Services, Inc.	14,135	260,225
First Capital, Inc. (x)	6,894	417,501
First Choice Bancorp	23,963	443,076
First Commonwealth Financial Corp.	153,437	1,678,601
First Community Bankshares, Inc.	35,811	772,801
First Community Corp.	13,435	228,261
First Financial Bancorp	170,325	2,985,797
First Financial Bankshares, Inc.	223,659	8,090,864
First Financial Corp.	22,311	866,782
First Foundation, Inc.	67,200	1,344,000
First Guaranty Bancshares, Inc.	8,803	156,429
First Internet Bancorp	16,543	475,446
First Interstate BancSystem, Inc., Class A	71,500	2,915,055
First Merchants Corp.	91,504	3,423,165
First Mid Bancshares, Inc.	18,819	633,448
First Midwest Bancorp, Inc.	179,286	2,854,233
First Northwest Bancorp	15,710	245,076

First of Long Island Corp. (The)	30,252	539,998
First Savings Financial Group, Inc.	3,564	231,660
First United Corp.	13,351	206,941
First Western Financial, Inc.*	10,919	213,685
Flushing Financial Corp.	47,109	783,894
FNCB Bancorp, Inc.	28,521	182,534
Franklin Financial Services Corp.	7,183	194,157
Fulton Financial Corp.	272,922	3,471,568
FVCBankcorp, Inc.*	20,409	300,012
German American Bancorp, Inc.	41,363	1,368,702
Glacier Bancorp, Inc.	165,829	7,629,792
Great Southern Bancorp, Inc.	17,445	853,061
Great Western Bancorp, Inc.	87,072	1,819,805
Guaranty Bancshares, Inc.	11,653	349,007
Hancock Whitney Corp.	148,807	5,062,414
Hanmi Financial Corp.	46,513	527,457
HarborOne Bancorp, Inc.	89,566	972,687
Hawthorn Bancshares, Inc.	9,958	218,080
HBT Financial, Inc.	23,146	350,662
Heartland Financial USA, Inc.	55,149	2,226,365
Heritage Commerce Corp.	96,683	857,578
Heritage Financial Corp.	64,238	1,502,527
Hilltop Holdings, Inc.	122,740	3,376,577
Home BancShares, Inc.	261,232	5,088,799
HomeTrust Bancshares, Inc.	26,280	507,467
Hope Bancorp, Inc.	189,823	2,070,969
Horizon Bancorp, Inc.	74,085	1,174,988
Howard Bancorp, Inc.*	21,474	253,608
Independent Bank Corp./MA	57,050	4,166,932
Independent Bank Corp./MI	36,137	667,450
Independent Bank Group, Inc.	63,653	3,979,586
International Bancshares Corp.	93,193	3,489,146
Investar Holding Corp.	23,430	387,532
Investors Bancorp, Inc.	375,945	3,969,979
Lakeland Bancorp, Inc.	70,228	891,896
Lakeland Financial Corp.	43,036	2,305,869
Landmark Bancorp, Inc. (x)	7,556	172,650
LCNB Corp.	21,076	309,606
Level One Bancorp, Inc.	8,758	177,174
Limestone Bancorp, Inc. (x)*	9,649	121,191
Live Oak Bancshares, Inc.	48,657	2,309,261
Macatawa Bank Corp.	65,625	549,281
Mackinac Financial Corp.	14,669	187,176
MainStreet Bancshares, Inc.*	12,024	203,326
Mercantile Bank Corp.	19,216	522,099
Meridian Corp.	9,696	201,677
Metrocity Bankshares, Inc. (x)	35,947	518,356
Metropolitan Bank Holding Corp.*	15,124	548,547
Mid Penn Bancorp, Inc.	11,504	251,938
Middlefield Banc Corp. (x)	11,390	256,275
Midland States Bancorp, Inc.	37,458	669,374
MidWestOne Financial Group, Inc.	21,220	519,890
MVB Financial Corp.	15,768	357,618
National Bank Holdings Corp., Class A	49,963	1,636,788
National Bankshares, Inc.	10,693	334,798
NBT Bancorp, Inc.	73,608	2,362,817
Nicolet Bankshares, Inc.*	16,161	1,072,282

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Northeast Bank	12,589	$283,504
Northrim BanCorp, Inc.	9,817	333,287
Norwood Financial Corp.	9,920	259,606
Oak Valley Bancorp	11,649	193,606
OceanFirst Financial Corp.	102,911	1,917,232
OFG Bancorp	91,249	1,691,756
Ohio Valley Banc Corp.	6,898	162,793
Old National Bancorp	282,074	4,671,145
Old Second Bancorp, Inc.	48,583	490,688
Origin Bancorp, Inc.	37,906	1,052,650
Orrstown Financial Services, Inc.	23,172	383,497
Pacific Premier Bancorp, Inc.	133,666	4,187,756
Park National Corp.	25,153	2,641,317
Parke Bancorp, Inc.	24,502	382,231
Partners Bancorp (x)	16,523	107,400
PCB Bancorp	20,815	210,440
Peapack-Gladstone Financial Corp.	31,407	714,823
Penns Woods Bancorp, Inc.	15,626	406,432
Peoples Bancorp of North Carolina, Inc.	7,844	180,569
Peoples Bancorp, Inc.	34,427	932,627
Peoples Financial Services Corp.	14,145	519,970
Plumas Bancorp	9,160	215,260
Preferred Bank	22,946	1,158,085
Premier Financial Bancorp, Inc.	30,530	405,744
Professional Holding Corp., Class A*	9,491	146,446
QCR Holdings, Inc.	24,622	974,785
RBB Bancorp	34,270	527,073
Red River Bancshares, Inc.	10,592	524,834
Reliant Bancorp, Inc.	31,076	578,635
Renasant Corp.	92,916	3,129,411
Republic Bancorp, Inc., Class A	19,132	690,091
Republic First Bancorp, Inc.*	72,334	206,152
Richmond Mutual BanCorp, Inc.	21,929	299,550
S&T Bancorp, Inc.	63,746	1,583,451
Salisbury Bancorp, Inc.	5,052	188,288
Sandy Spring Bancorp, Inc.	79,227	2,550,317
SB Financial Group, Inc.	13,500	246,780
Seacoast Banking Corp. of Florida*	88,211	2,597,814
Select Bancorp, Inc.*	27,656	261,902
ServisFirst Bancshares, Inc.	82,876	3,339,074
Shore Bancshares, Inc.	21,603	315,404
Sierra Bancorp	22,483	537,793
Silvergate Capital Corp., Class A*	27,379	2,034,533
Simmons First National Corp., Class A	176,431	3,809,145
SmartFinancial, Inc.	27,795	504,201
South Plains Financial, Inc.	16,941	321,032
South State Corp.	119,141	8,613,894
Southern First Bancshares, Inc.*	15,749	556,727
Southern National Bancorp of Virginia, Inc.	46,202	559,506
Southside Bancshares, Inc.	54,246	1,683,253
Spirit of Texas Bancshares, Inc.	28,000	470,400
Stock Yards Bancorp, Inc.	34,815	1,409,311
Summit Financial Group, Inc.	23,799	525,482
Texas Capital Bancshares, Inc.*	87,795	5,223,803
Tompkins Financial Corp.	24,703	1,744,032

Towne Bank	112,748	2,647,323
TriCo Bancshares	45,502	1,605,311
TriState Capital Holdings, Inc.*	48,401	842,177
Triumph Bancorp, Inc.*	39,205	1,903,403
Trustmark Corp.	109,683	2,995,443
UMB Financial Corp.	75,393	5,201,363
United Bankshares, Inc.	214,725	6,957,090
United Community Banks, Inc.	135,905	3,865,138
United Security Bancshares	22,882	161,318
Unity Bancorp, Inc.	13,271	232,906
Univest Financial Corp.	51,998	1,070,119
Valley National Bancorp	663,120	6,465,420
Veritex Holdings, Inc.	83,411	2,140,326
Washington Trust Bancorp, Inc.	29,619	1,326,931
WesBanco, Inc.	114,666	3,435,393
West BanCorp, Inc.	32,105	619,627
Westamerica Bancorp	45,315	2,505,466

		329,169,161

Capital Markets (1.4%)
Artisan Partners Asset Management, Inc., Class A	96,133	4,839,335
Assetmark Financial Holdings, Inc.*	27,186	657,901
Associated Capital Group, Inc., Class A	3,173	111,436
B Riley Financial, Inc.	33,501	1,481,414
BGC Partners, Inc., Class A	517,104	2,068,416
Blucora, Inc.*	80,271	1,277,112
Brightsphere Investment Group, Inc.	108,309	2,088,198
Cohen & Steers, Inc.	41,973	3,118,594
Cowen, Inc., Class A	43,615	1,133,554
Diamond Hill Investment Group, Inc.	5,793	864,721
Donnelley Financial Solutions, Inc.*	51,729	877,841
Federated Hermes, Inc., Class B	158,710	4,585,132
Focus Financial Partners, Inc., Class A*	54,339	2,363,747
GAMCO Investors, Inc., Class A	8,906	157,992
Greenhill & Co., Inc.	22,687	275,420
Hamilton Lane, Inc., Class A	54,315	4,239,286
Houlihan Lokey, Inc.	89,428	6,012,244
Moelis & Co., Class A	92,516	4,326,048
Oppenheimer Holdings, Inc., Class A	15,708	493,702
Piper Sandler Cos.	30,515	3,078,964
PJT Partners, Inc., Class A	40,384	3,038,896
Pzena Investment Management, Inc., Class A	50,740	370,402
Safeguard Scientifics, Inc.*	18,046	115,133
Sculptor Capital Management, Inc.	34,529	524,841
Siebert Financial Corp. (x)*	12,071	50,698
Silvercrest Asset Management Group, Inc., Class A	14,360	199,460
StepStone Group, Inc., Class A*	29,769	1,184,806
Stifel Financial Corp.	174,800	8,820,383
StoneX Group, Inc.*	28,412	1,645,055
Value Line, Inc.	1,697	55,950

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Virtus Investment Partners, Inc.	12,907	$2,800,819
Waddell & Reed Financial, Inc., Class A	104,119	2,651,911
Westwood Holdings Group, Inc.	13,681	198,375
WisdomTree Investments, Inc.	232,981	1,246,448

		66,954,234

Consumer Finance (0.7%)
Atlanticus Holdings Corp.*	8,291	204,207
Curo Group Holdings Corp.	28,331	405,983
Encore Capital Group, Inc.*	54,493	2,122,502
Enova International, Inc.*	54,478	1,349,420
EZCORP, Inc., Class A*	78,270	374,913
FirstCash, Inc.	70,390	4,930,116
Green Dot Corp., Class A*	88,522	4,939,528
LendingClub Corp.*	127,575	1,347,192
Navient Corp.	296,375	2,910,403
Nelnet, Inc., Class A	30,450	2,169,258
Oportun Financial Corp.*	37,557	727,479
PRA Group, Inc.*	77,466	3,072,302
PROG Holdings, Inc.	116,878	6,296,218
Regional Management Corp.	13,585	405,648
World Acceptance Corp. (x)*	7,951	812,751

		32,067,920

Diversified Financial Services (0.2%)
Alerus Financial Corp.	21,004	574,879
A-Mark Precious Metals, Inc.	8,829	226,464
Banco Latinoamericano de Comercio Exterior SA, Class E	51,674	817,999
Cannae Holdings, Inc.*	149,254	6,607,475
GWG Holdings, Inc. (x)*	2,894	20,229
Marlin Business Services Corp.	14,851	181,776
SWK Holdings Corp.*	7,874	113,307

		8,542,129

Insurance (1.9%)
Ambac Financial Group, Inc.*	75,473	1,160,775
American Equity Investment Life Holding Co.	157,508	4,356,671
AMERISAFE, Inc.	32,181	1,848,155
Argo Group International Holdings Ltd.	55,289	2,416,129
BRP Group, Inc., Class A*	75,752	2,270,287
Citizens, Inc. (x)*	100,952	578,455
CNO Financial Group, Inc.	228,996	5,090,581
Crawford & Co., Class A	28,875	213,386
Donegal Group, Inc., Class A	20,799	292,642
eHealth, Inc.*	45,037	3,180,063
Employers Holdings, Inc.	50,908	1,638,729
Enstar Group Ltd.*	20,906	4,283,430
FBL Financial Group, Inc., Class A	16,064	843,521
FedNat Holding Co.	20,719	122,657
Genworth Financial, Inc., Class A*	872,844	3,299,350
Goosehead Insurance, Inc., Class A	22,912	2,858,501
Greenlight Capital Re Ltd., Class A (x)*	42,447	310,288
HCI Group, Inc.	10,406	544,234
Heritage Insurance Holdings, Inc.	41,853	423,971
Horace Mann Educators Corp.	72,798	3,060,428
Independence Holding Co.	7,624	312,584

Investors Title Co.	2,564	392,292
James River Group Holdings Ltd.	51,181	2,515,546
Kinsale Capital Group, Inc.	36,079	7,220,490
MBIA, Inc.*	86,281	567,729
National General Holdings Corp.	118,119	4,037,307
National Western Life Group, Inc., Class A	4,651	960,152
NI Holdings, Inc.*	17,954	294,805
Palomar Holdings, Inc.*	35,858	3,185,625
ProAssurance Corp.	91,951	1,635,808
ProSight Global, Inc.*	15,210	195,144
Protective Insurance Corp., Class B	16,775	229,985
RLI Corp.	68,714	7,156,563
Safety Insurance Group, Inc.	25,563	1,991,358
Selective Insurance Group, Inc.	99,794	6,684,202
Selectquote, Inc. (x)*	56,026	1,162,540
State Auto Financial Corp.	32,669	579,548
Stewart Information Services Corp.	45,345	2,192,884
Third Point Reinsurance Ltd.*	133,288	1,268,902
Tiptree, Inc.	41,831	209,992
Trean Insurance Group, Inc.*	13,038	170,798
Trupanion, Inc.*	51,620	6,179,430
United Fire Group, Inc.	36,081	905,633
United Insurance Holdings Corp.	35,729	204,370
Universal Insurance Holdings, Inc.	46,695	705,561
Watford Holdings Ltd.*	28,893	999,698

		90,751,199

Mortgage Real Estate Investment Trusts (REITs) (1.1%)
Anworth Mortgage Asset Corp. (REIT)	169,826	460,228
Apollo Commercial Real Estate Finance, Inc. (REIT)	224,063	2,502,784
Arbor Realty Trust, Inc. (REIT)	196,555	2,787,150
Ares Commercial Real Estate Corp. (REIT)	59,012	702,833
Arlington Asset Investment Corp. (REIT), Class A*	52,586	198,775
ARMOUR Residential REIT, Inc. (REIT)	112,135	1,209,937
Blackstone Mortgage Trust, Inc. (REIT), Class A	229,028	6,305,141
Broadmark Realty Capital, Inc. (REIT)	226,696	2,312,299
Capstead Mortgage Corp. (REIT)	169,171	982,884
Cherry Hill Mortgage Investment Corp. (REIT)	26,823	245,162
Chimera Investment Corp. (REIT)	330,195	3,384,499
Colony Credit Real Estate, Inc. (REIT)	146,344	1,097,580
Dynex Capital, Inc. (REIT)	40,104	713,851
Ellington Financial, Inc. (REIT)	71,620	1,062,841
Ellington Residential Mortgage REIT (REIT) (x)	17,514	228,383
Granite Point Mortgage Trust, Inc. (REIT)	89,588	894,984
Great Ajax Corp. (REIT)	39,979	418,180

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	126,017	$7,993,258
Invesco Mortgage Capital, Inc. (REIT) (x)	309,952	1,047,638
KKR Real Estate Finance Trust, Inc. (REIT)	48,160	863,027
Ladder Capital Corp. (REIT)	183,143	1,791,139
MFA Financial, Inc. (REIT)	774,128	3,011,358
New York Mortgage Trust, Inc. (REIT)	656,370	2,422,005
Orchid Island Capital, Inc. (REIT) (x)	105,695	551,728
PennyMac Mortgage Investment Trust (REIT)‡	169,399	2,979,728
Ready Capital Corp. (REIT)	69,323	863,071
Redwood Trust, Inc. (REIT)	195,407	1,715,673
TPG RE Finance Trust, Inc. (REIT)	104,514	1,109,939
Two Harbors Investment Corp. (REIT)	474,302	3,021,304
Western Asset Mortgage Capital Corp. (REIT) (x)	123,946	404,064

		53,281,443

Thrifts & Mortgage Finance (1.6%)
Axos Financial, Inc.*	100,471	3,770,677
Bogota Financial Corp.*	13,501	120,294
Bridgewater Bancshares, Inc.*	26,923	336,268
Capitol Federal Financial, Inc.	225,822	2,822,775
Columbia Financial, Inc.*	87,555	1,362,356
ESSA Bancorp, Inc.	16,295	244,425
Essent Group Ltd.	186,856	8,072,179
Federal Agricultural Mortgage Corp., Class C	16,374	1,215,769
Flagstar Bancorp, Inc.	79,964	3,259,333
FS Bancorp, Inc.	8,230	451,004
Greene County Bancorp, Inc.	5,642	143,815
Hingham Institution For Savings (The)	2,391	516,456
Home Bancorp, Inc.	13,455	376,605
HomeStreet, Inc.	34,278	1,156,882
Kearny Financial Corp.	139,307	1,471,082
Luther Burbank Corp.	43,007	421,469
Merchants Bancorp	14,479	400,055
Meridian Bancorp, Inc.	82,018	1,222,888
Meta Financial Group, Inc.	57,645	2,107,501
MMA Capital Holdings, Inc.*	8,377	206,074
Mr Cooper Group, Inc.*	132,283	4,104,741
NMI Holdings, Inc., Class A*	142,878	3,236,187
Northfield Bancorp, Inc.	87,033	1,073,117
Northwest Bancshares, Inc.	202,689	2,582,258
Oconee Federal Financial Corp. (x)	1,759	44,503
OP Bancorp	21,759	167,544
PCSB Financial Corp.	19,645	313,141
PDL Community Bancorp*	14,808	155,632
PennyMac Financial Services, Inc.‡	73,727	4,837,966
Pioneer Bancorp, Inc.*	18,430	194,805
Premier Financial Corp.	64,086	1,473,978
Provident Bancorp, Inc.	14,536	174,432
Provident Financial Holdings, Inc.	10,029	157,556

Provident Financial Services, Inc.	126,367	2,269,551
Prudential Bancorp, Inc.	14,649	202,889
Radian Group, Inc.	330,402	6,690,641
Riverview Bancorp, Inc.	36,722	193,158
Security National Financial Corp., Class A*	15,969	133,341
Southern Missouri Bancorp, Inc.	13,302	404,913
Standard AVB Financial Corp.	7,544	245,859
Sterling Bancorp, Inc.	27,924	126,775
Territorial Bancorp, Inc.	13,415	322,362
Timberland Bancorp, Inc.	12,615	306,040
TrustCo Bank Corp.	130,376	869,608
Walker & Dunlop, Inc.	49,079	4,516,250
Washington Federal, Inc.	132,820	3,418,787
Waterstone Financial, Inc.	37,648	708,535
Western New England Bancorp, Inc.	41,251	284,219
WSFS Financial Corp.	88,065	3,952,357

		72,839,052

Total Financials		653,605,138

Health Care (19.1%)
Biotechnology (10.2%)
89bio, Inc.*	11,852	288,833
Abeona Therapeutics, Inc.*	119,723	187,965
ADMA Biologics, Inc. (x)*	105,154	205,050
Adverum Biotechnologies, Inc.*	147,268	1,596,385
Aeglea BioTherapeutics, Inc.*	67,802	533,602
Affimed NV*	141,921	825,980
Agenus, Inc.*	274,780	873,800
Akebia Therapeutics, Inc.*	248,553	695,948
Akero Therapeutics, Inc.*	22,263	574,385
Akouos, Inc. (x)*	26,307	521,668
Albireo Pharma, Inc.*	28,595	1,072,598
Alector, Inc.*	80,317	1,215,196
Aligos Therapeutics, Inc.*	16,271	449,893
Allakos, Inc.*	44,953	6,293,420
Allogene Therapeutics, Inc.*	95,507	2,410,597
Allovir, Inc. (x)*	31,655	1,216,818
ALX Oncology Holdings, Inc. (x)*	16,423	1,415,663
Amicus Therapeutics, Inc.*	439,756	10,153,966
AnaptysBio, Inc.*	37,691	810,357
Anavex Life Sciences Corp. (x)*	98,539	532,111
Anika Therapeutics, Inc.*	24,308	1,100,180
Annexon, Inc. (x)*	26,830	671,555
Apellis Pharmaceuticals, Inc.*	103,945	5,945,654
Applied Genetic Technologies Corp.*	46,582	190,520
Applied Molecular Transport, Inc. (x)*	22,718	699,033
Applied Therapeutics, Inc.*	26,426	581,636
Aprea Therapeutics, Inc.*	14,242	70,071
Aptinyx, Inc. (x)*	47,418	164,066
Aravive, Inc. (x)*	23,970	135,191
Arcturus Therapeutics Holdings, Inc.*	37,784	1,639,070
Arcus Biosciences, Inc.*	71,917	1,866,965
Arcutis Biotherapeutics, Inc.*	32,658	918,670
Ardelyx, Inc.*	123,172	796,923
Arena Pharmaceuticals, Inc.*	100,376	7,711,888

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Arrowhead Pharmaceuticals, Inc.*	171,746	$13,178,071
Assembly Biosciences, Inc.*	53,301	322,471
Atara Biotherapeutics, Inc.*	132,533	2,601,623
Athenex, Inc.*	113,172	1,251,682
Athersys, Inc. (x)*	280,495	490,866
Atreca, Inc., Class A*	47,181	761,973
AVEO Pharmaceuticals, Inc. (x)*	27,073	156,211
Avid Bioservices, Inc.*	97,281	1,122,623
Avidity Biosciences, Inc.*	30,485	777,977
Avrobio, Inc.*	52,923	737,747
Axcella Health, Inc.*	19,645	101,958
Aziyo Biologics, Inc., Class A (x)*	3,822	52,094
Beam Therapeutics, Inc. (x)*	68,570	5,598,055
Beyondspring, Inc. (x)*	27,918	340,600
BioCryst Pharmaceuticals, Inc. (x)*	302,148	2,251,003
Biohaven Pharmaceutical Holding Co. Ltd.*	83,238	7,134,329
Bioxcel Therapeutics, Inc.*	20,965	968,583
Black Diamond Therapeutics, Inc.*	32,591	1,044,542
Blueprint Medicines Corp.*	94,456	10,593,240
BrainStorm Cell Therapeutics, Inc. (x)*	51,953	235,087
Bridgebio Pharma, Inc. (x)*	126,220	8,975,504
C4 Therapeutics, Inc. (x)*	17,518	580,371
Cabaletta Bio, Inc.*	24,710	308,381
Calithera Biosciences, Inc.*	106,593	523,372
Calyxt, Inc. (x)*	14,837	62,612
CareDx, Inc.*	82,981	6,011,973
CASI Pharmaceuticals, Inc.*	125,226	369,417
Catabasis Pharmaceuticals, Inc. (x)*	35,569	76,118
Catalyst Biosciences, Inc.*	35,585	224,541
Catalyst Pharmaceuticals, Inc.*	180,947	604,363
Cellular Biomedicine Group, Inc. (x)*	17,357	319,022
CEL-SCI Corp. (x)*	60,933	710,479
Centogene NV*	8,305	89,528
Checkpoint Therapeutics, Inc. (x)*	88,692	235,034
ChemoCentryx, Inc.*	85,616	5,301,343
Chimerix, Inc.*	79,189	382,483
Chinook Therapeutics, Inc.*	23,102	366,398
Cidara Therapeutics, Inc. (x)*	63,566	127,132
Clovis Oncology, Inc. (x)*	143,238	687,542
Codiak Biosciences, Inc. (x)*	10,736	346,773
Cohbar, Inc. (m)(x)*	44,397	59,492
Coherus Biosciences, Inc.*	101,288	1,760,385
Concert Pharmaceuticals, Inc.*	47,846	604,773
Constellation Pharmaceuticals, Inc.*	50,287	1,448,266
ContraFect Corp. (x)*	27,438	138,562
Corbus Pharmaceuticals Holdings, Inc. (x)*	121,241	151,551
Cortexyme, Inc. (x)*	27,820	772,840
Crinetics Pharmaceuticals, Inc.*	44,446	627,133
Cue Biopharma, Inc.*	54,923	687,087
Cyclerion Therapeutics, Inc.*	39,284	120,209
Cytokinetics, Inc.*	114,647	2,382,365

CytomX Therapeutics, Inc.*	84,095	550,822
Deciphera Pharmaceuticals, Inc.*	64,163	3,661,782
Denali Therapeutics, Inc.*	109,072	9,135,871
DermTech, Inc.*	15,598	505,999
Dicerna Pharmaceuticals, Inc.*	114,984	2,533,098
Dyadic International, Inc. (x)*	38,046	204,687
Dynavax Technologies Corp. (x)*	177,184	788,469
Dyne Therapeutics, Inc.*	22,006	462,126
Eagle Pharmaceuticals, Inc.*	18,630	867,599
Editas Medicine, Inc. (x)*	108,896	7,634,699
Eidos Therapeutics, Inc. (x)*	19,333	2,543,836
Eiger BioPharmaceuticals, Inc.*	48,550	596,680
Emergent BioSolutions, Inc.*	77,277	6,924,019
Enanta Pharmaceuticals, Inc.*	34,373	1,447,103
Enochian Biosciences, Inc. (x)*	33,157	97,813
Epizyme, Inc.*	158,225	1,718,324
Esperion Therapeutics, Inc. (x)*	45,119	1,173,094
Evelo Biosciences, Inc. (x)*	37,905	458,271
Exicure, Inc.*	113,630	201,125
Fate Therapeutics, Inc.*	122,449	11,134,288
Fennec Pharmaceuticals, Inc. (x)*	41,813	311,507
FibroGen, Inc.*	145,097	5,381,648
Five Prime Therapeutics, Inc.*	54,521	927,402
Flexion Therapeutics, Inc. (x)*	79,128	913,137
Foghorn Therapeutics, Inc.*	11,552	234,159
Forma Therapeutics Holdings, Inc. (x)*	29,294	1,022,361
Fortress Biotech, Inc. (x)*	109,682	347,692
Frequency Therapeutics, Inc. (x)*	42,217	1,488,571
G1 Therapeutics, Inc.*	60,171	1,082,476
Galectin Therapeutics, Inc. (x)*	91,298	204,508
Galera Therapeutics, Inc.*	16,205	165,777
Generation Bio Co. (x)*	22,240	630,504
Genprex, Inc. (x)*	56,505	234,496
Geron Corp. (x)*	518,526	824,456
GlycoMimetics, Inc.*	56,410	212,102
Gossamer Bio, Inc.*	102,411	990,314
Gritstone Oncology, Inc. (x)*	57,841	227,894
Halozyme Therapeutics, Inc.*	227,456	9,714,646
Harpoon Therapeutics, Inc. (x)*	20,644	342,897
Heron Therapeutics, Inc. (x)*	150,093	3,176,718
Homology Medicines, Inc.*	54,739	618,003
Hookipa Pharma, Inc.*	26,012	288,473
iBio, Inc. (x)*	257,846	270,738
Ideaya Biosciences, Inc.*	24,125	337,750
IGM Biosciences, Inc. (x)*	11,990	1,058,597
Immunic, Inc. (x)*	7,323	111,969
ImmunoGen, Inc.*	302,014	1,947,990
Immunome, Inc. (x)*	3,588	34,732
Immunovant, Inc.*	64,343	2,972,003
Inhibrx, Inc. (x)*	12,760	420,697
Inovio Pharmaceuticals, Inc. (x)*	274,691	2,431,015
Inozyme Pharma, Inc. (x)*	10,352	213,665
Insmed, Inc.*	175,329	5,836,702
Intellia Therapeutics, Inc.*	86,879	4,726,218
Intercept Pharmaceuticals, Inc.*	44,817	1,106,980
Invitae Corp. (x)*	196,790	8,227,790
Ironwood Pharmaceuticals, Inc.*	280,285	3,192,446
iTeos Therapeutics, Inc.*	19,397	656,007
IVERIC bio, Inc.*	142,651	985,718
Jounce Therapeutics, Inc.*	28,417	198,919
Kadmon Holdings, Inc.*	299,481	1,242,846

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

KalVista Pharmaceuticals, Inc.*	21,503	$408,342
Karuna Therapeutics, Inc.*	27,835	2,827,758
Karyopharm Therapeutics, Inc. (x)*	124,243	1,923,282
Keros Therapeutics, Inc.*	22,210	1,566,693
Kezar Life Sciences, Inc.*	45,152	235,693
Kindred Biosciences, Inc.*	61,267	264,061
Kiniksa Pharmaceuticals Ltd., Class A*	48,160	850,987
Kodiak Sciences, Inc.*	55,839	8,203,308
Kronos Bio, Inc. (x)*	23,547	703,349
Krystal Biotech, Inc.*	23,659	1,419,540
Kura Oncology, Inc.*	104,201	3,403,205
Kymera Therapeutics, Inc. (x)*	16,575	1,027,650
La Jolla Pharmaceutical Co. (x)*	34,433	133,600
Lexicon Pharmaceuticals, Inc. (x)*	65,744	224,844
Ligand Pharmaceuticals, Inc. (x)*	24,754	2,461,785
LogicBio Therapeutics, Inc. (x)*	26,249	200,280
MacroGenics, Inc.*	91,997	2,103,051
Madrigal Pharmaceuticals, Inc. (x)*	15,534	1,726,915
Magenta Therapeutics, Inc.*	33,599	263,416
MannKind Corp. (x)*	374,995	1,173,734
Marker Therapeutics, Inc. (x)*	45,142	65,456
MediciNova, Inc. (x)*	60,855	320,097
MEI Pharma, Inc.*	196,254	518,111
MeiraGTx Holdings plc*	40,779	617,394
Mersana Therapeutics, Inc.*	91,806	2,442,958
Metacrine, Inc.*	17,188	135,098
Minerva Neurosciences, Inc.*	59,420	139,043
Mirati Therapeutics, Inc.*	73,477	16,138,488
Mirum Pharmaceuticals, Inc. (x)*	8,731	152,443
Molecular Templates, Inc.*	48,016	450,870
Morphic Holding, Inc. (x)*	23,148	776,615
Mustang Bio, Inc.*	46,866	177,388
Myriad Genetics, Inc.*	126,234	2,496,277
NantKwest, Inc. (x)*	56,955	759,210
Natera, Inc.*	129,751	12,912,820
Neoleukin Therapeutics, Inc.*	58,410	823,581
NeuBase Therapeutics, Inc.*	34,055	238,044
NeuroBo Pharmaceuticals, Inc. (x)*	11,041	57,965
NextCure, Inc. (x)*	32,662	356,016
Nkarta, Inc. (x)*	27,817	1,709,911
Novavax, Inc. (x)*	105,559	11,770,884
Nurix Therapeutics, Inc. (x)*	20,337	668,681
Nymox Pharmaceutical Corp.*	75,139	186,345
Oncocyte Corp. (x)*	84,142	201,099
Oncorus, Inc. (x)*	9,791	316,543
OPKO Health, Inc. (x)*	689,150	2,722,143
Organogenesis Holdings, Inc.*	42,784	322,164
Orgenesis, Inc.*	33,266	149,697
ORIC Pharmaceuticals, Inc.*	37,458	1,267,953
Ovid therapeutics, Inc. (x)*	84,797	195,881
Oyster Point Pharma, Inc.*	9,416	177,209
Pandion Therapeutics, Inc. (x)*	11,304	167,864
Passage Bio, Inc. (x)*	41,813	1,069,158
PhaseBio Pharmaceuticals, Inc. (x)*	23,085	77,566
Pieris Pharmaceuticals, Inc.*	57,149	142,873
PMV Pharmaceuticals, Inc. (x)*	22,325	1,373,211
Poseida Therapeutics, Inc. (x)*	19,121	209,757

Praxis Precision Medicines, Inc. (x)*	18,537	1,019,906
Precigen, Inc. (x)*	119,035	1,214,157
Precision BioSciences, Inc.*	74,273	619,437
Prelude Therapeutics, Inc. (x)*	15,061	1,077,615
Prevail Therapeutics, Inc.*	28,405	655,303
Protagonist Therapeutics, Inc.*	55,550	1,119,888
Protara Therapeutics, Inc.*	3,752	90,836
Prothena Corp. plc*	52,785	633,948
PTC Therapeutics, Inc.*	106,276	6,486,024
Puma Biotechnology, Inc.*	48,950	502,227
Radius Health, Inc.*	79,752	1,424,371
RAPT Therapeutics, Inc.*	17,873	352,992
REGENXBIO, Inc.*	59,312	2,690,392
Relay Therapeutics, Inc. (x)*	55,636	2,312,232
Replimune Group, Inc.*	41,317	1,576,244
REVOLUTION Medicines, Inc.*	66,733	2,641,959
Rhythm Pharmaceuticals, Inc.*	57,219	1,701,121
Rigel Pharmaceuticals, Inc.*	278,634	975,219
Rocket Pharmaceuticals, Inc.*	59,040	3,237,754
Rubius Therapeutics, Inc. (x)*	58,964	447,537
Sangamo Therapeutics, Inc.*	197,881	3,087,933
Savara, Inc.*	92,983	106,930
Scholar Rock Holding Corp. (x)*	43,276	2,100,184
Selecta Biosciences, Inc. (x)*	134,315	406,974
Seres Therapeutics, Inc.*	92,714	2,271,493
Shattuck Labs, Inc. (x)*	21,869	1,146,154
Soleno Therapeutics, Inc. (x)*	68,553	132,307
Solid Biosciences, Inc. (x)*	31,524	238,952
Sorrento Therapeutics, Inc. (x)*	425,879	2,906,624
Spectrum Pharmaceuticals, Inc.*	260,872	889,574
Spero Therapeutics, Inc. (x)*	35,852	695,170
SpringWorks Therapeutics, Inc.*	41,231	2,990,072
Spruce Biosciences, Inc. (x)*	9,956	242,030
SQZ Biotechnologies Co. (x)*	6,701	194,195
Stoke Therapeutics, Inc.*	21,469	1,329,575
Sutro Biopharma, Inc.*	47,499	1,031,203
Syndax Pharmaceuticals, Inc.*	45,694	1,016,235
Syros Pharmaceuticals, Inc.*	69,840	757,764
Taysha Gene Therapies, Inc.*	12,558	333,289
TCR2 Therapeutics, Inc.*	45,727	1,414,336
TG Therapeutics, Inc.*	197,750	10,286,955
Translate Bio, Inc.*	118,052	2,175,698
Travere Therapeutics, Inc.*	83,884	2,286,258
Turning Point Therapeutics, Inc.*	64,098	7,810,341
Twist Bioscience Corp.*	56,748	8,017,925
Tyme Technologies, Inc. (x)*	99,067	120,862
Ultragenyx Pharmaceutical, Inc.*	106,963	14,806,888
UNITY Biotechnology, Inc. (x)*	69,866	366,098
UroGen Pharma Ltd. (x)*	32,595	587,362
Vanda Pharmaceuticals, Inc.*	92,679	1,217,802
Vaxart, Inc. (x)*	88,204	503,645
Vaxcyte, Inc. (x)*	33,055	878,271
VBI Vaccines, Inc. (x)*	284,829	783,280
Veracyte, Inc.*	99,177	4,853,722
Verastem, Inc. (x)*	320,353	682,352
Vericel Corp. (x)*	77,814	2,402,896
Viela Bio, Inc.*	37,139	1,335,890
Viking Therapeutics, Inc. (x)*	114,887	646,814
Vir Biotechnology, Inc. (x)*	89,871	2,406,745
Voyager Therapeutics, Inc.*	48,895	349,599

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

vTv Therapeutics, Inc., Class A (x)*	18,939	$35,227
X4 Pharmaceuticals, Inc.*	26,272	168,929
XBiotech, Inc. (x)*	24,360	381,234
Xencor, Inc.*	94,182	4,109,161
XOMA Corp. (x)*	11,473	506,304
Y-mAbs Therapeutics, Inc.*	53,147	2,631,308
Zentalis Pharmaceuticals, Inc.*	49,054	2,547,865
ZIOPHARM Oncology, Inc. (x)*	368,628	928,943

		478,420,505

Health Care Equipment & Supplies (3.1%)
Accelerate Diagnostics, Inc. (x)*	62,884	476,661
Accuray, Inc.*	152,649	636,546
Acutus Medical, Inc.*	17,649	508,468
Alphatec Holdings, Inc.*	97,637	1,417,689
AngioDynamics, Inc.*	59,489	911,966
Antares Pharma, Inc.*	283,573	1,131,456
Apyx Medical Corp.*	73,721	530,791
Aspira Women’s Health, Inc. (x)*	129,824	871,119
AtriCure, Inc.*	75,812	4,220,454
Atrion Corp.	2,449	1,572,846
Avanos Medical, Inc.*	82,296	3,775,740
Axogen, Inc.*	60,160	1,076,864
Axonics Modulation Technologies, Inc. (x)*	53,657	2,678,557
Bellerophon Therapeutics, Inc. (x)*	8,005	53,393
Beyond Air, Inc. (x)*	25,266	133,152
BioLife Solutions, Inc.*	24,032	958,636
BioSig Technologies, Inc. (x)*	47,020	183,378
Cantel Medical Corp.	65,831	5,191,433
Cardiovascular Systems, Inc.*	66,495	2,909,821
Cerus Corp.*	280,750	1,942,790
Chembio Diagnostics, Inc. (x)*	38,273	181,797
Co-Diagnostics, Inc. (x)*	51,457	478,550
CONMED Corp.	47,063	5,271,056
CryoLife, Inc.*	64,393	1,520,319
CryoPort, Inc. (x)*	60,604	2,659,304
Cutera, Inc.*	28,192	679,709
CytoSorbents Corp. (x)*	72,508	577,889
Eargo, Inc. (x)*	12,792	573,337
Electromed, Inc.*	13,418	131,631
FONAR Corp.*	11,663	202,470
GenMark Diagnostics, Inc.*	119,068	1,738,393
Glaukos Corp. (x)*	73,863	5,558,929
Heska Corp.*	12,048	1,754,791
Inari Medical, Inc.*	14,014	1,223,282
Inogen, Inc.*	32,324	1,444,236
Integer Holdings Corp.*	56,752	4,607,695
IntriCon Corp.*	13,670	247,427
Invacare Corp.	54,656	489,171
iRadimed Corp.*	12,031	274,307
iRhythm Technologies, Inc.*	49,509	11,744,030
Lantheus Holdings, Inc.*	112,208	1,513,686
LeMaitre Vascular, Inc.	30,325	1,228,163
LENSAR, Inc.*	16,480	119,480
LivaNova plc*	84,592	5,600,836
Meridian Bioscience, Inc.*	75,393	1,409,095
Merit Medical Systems, Inc.*	93,795	5,206,560
Mesa Laboratories, Inc.	8,091	2,319,204
Milestone Scientific, Inc. (x)*	70,951	150,416

Misonix, Inc.*	28,374	354,675
Natus Medical, Inc.*	60,154	1,205,486
Nemaura Medical, Inc. (x)*	13,428	50,624
Neogen Corp.*	91,374	7,245,958
Nevro Corp.*	58,056	10,049,494
NuVasive, Inc.*	88,614	4,991,627
OraSure Technologies, Inc.*	125,057	1,323,728
Orthofix Medical, Inc.*	32,323	1,389,243
OrthoPediatrics Corp.*	23,444	967,065
Outset Medical, Inc.*	15,708	892,843
PAVmed, Inc. (x)*	66,990	142,019
Pulmonx Corp. (x)*	18,730	1,292,745
Pulse Biosciences, Inc. (x)*	21,423	511,153
Quotient Ltd.*	117,103	610,107
Repro-Med Systems, Inc.*	47,488	285,878
Retractable Technologies, Inc. (x)*	26,534	284,975
Rockwell Medical, Inc.*	114,048	115,188
SeaSpine Holdings Corp.*	44,459	775,810
Shockwave Medical, Inc.*	49,294	5,112,774
SI-BONE, Inc.*	43,859	1,311,384
Sientra, Inc. (x)*	94,665	368,247
Silk Road Medical, Inc.*	47,348	2,981,977
Soliton, Inc. (x)*	8,557	65,718
STAAR Surgical Co.*	79,374	6,288,008
Stereotaxis, Inc.*	86,687	441,237
Surgalign Holdings, Inc.*	130,170	285,072
Surmodics, Inc.*	23,474	1,021,588
Tactile Systems Technology, Inc.*	32,085	1,441,900
Tela Bio, Inc.*	10,176	153,047
TransMedics Group, Inc.*	38,973	775,563
Utah Medical Products, Inc.	6,840	576,612
Vapotherm, Inc.*	33,775	907,197
Varex Imaging Corp.*	67,240	1,121,563
Venus Concept, Inc. (x)*	32,658	56,498
ViewRay, Inc. (x)*	207,311	791,928
VolitionRX Ltd. (x)*	45,298	176,209
Zynex, Inc. (x)*	31,220	420,221

		146,872,884

Health Care Providers & Services (2.5%)
1Life Healthcare, Inc.*	136,221	5,946,047
AdaptHealth Corp.*	44,119	1,657,110
Addus HomeCare Corp.*	24,544	2,873,857
American Renal Associates Holdings, Inc.*	19,953	228,462
AMN Healthcare Services, Inc.*	80,969	5,526,134
Apollo Medical Holdings, Inc.*	32,653	596,570
Avalon GloboCare Corp. (x)*	34,487	38,625
Biodesix, Inc.*	5,158	103,985
BioTelemetry, Inc.*	56,189	4,050,103
Brookdale Senior Living, Inc.*	323,813	1,434,492
Castle Biosciences, Inc.*	18,102	1,215,549
Community Health Systems, Inc.*	148,341	1,102,174
CorVel Corp.*	15,232	1,614,592
Covetrus, Inc.*	196,963	5,660,717
Cross Country Healthcare, Inc.*	61,805	548,210
Ensign Group, Inc. (The)	88,891	6,481,932
Enzo Biochem, Inc.*	72,870	183,632
Exagen, Inc.*	4,804	63,413
Five Star Senior Living, Inc.*	35,344	243,874

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Fulgent Genetics, Inc. (x)*	22,478	$1,171,104
Hanger, Inc.*	64,406	1,416,288
HealthEquity, Inc.*	128,349	8,947,209
InfuSystem Holdings, Inc.*	27,078	508,525
Joint Corp. (The)*	21,232	557,552
LHC Group, Inc.*	51,755	11,040,377
Magellan Health, Inc.*	40,559	3,359,908
MEDNAX, Inc.*	126,644	3,107,844
National HealthCare Corp.	21,894	1,453,981
National Research Corp.	22,514	962,473
Ontrak, Inc. (x)*	13,785	851,775
Option Care Health, Inc.*	67,283	1,052,306
Owens & Minor, Inc.	122,769	3,320,901
Patterson Cos., Inc.	147,047	4,357,003
Pennant Group, Inc. (The)*	44,258	2,569,619
PetIQ, Inc. (x)*	36,373	1,398,542
Progenity, Inc. (x)*	5,953	31,610
Progyny, Inc.*	47,113	1,997,120
Providence Service Corp. (The)*	20,762	2,878,236
R1 RCM, Inc.*	185,774	4,462,291
RadNet, Inc.*	76,248	1,492,173
Select Medical Holdings Corp.*	188,230	5,206,442
Sharps Compliance Corp. (x)*	26,353	249,036
Surgery Partners, Inc.*	40,660	1,179,547
Tenet Healthcare Corp.*	181,299	7,239,269
Tivity Health, Inc.*	75,212	1,473,403
Triple-S Management Corp., Class B*	37,630	803,400
US Physical Therapy, Inc.	21,910	2,634,677
Viemed Healthcare, Inc.*	66,871	518,919

		115,811,008

Health Care Technology (1.1%)
Accolade, Inc. (x)*	20,931	910,499
Allscripts Healthcare Solutions, Inc.*	265,488	3,833,647
Computer Programs and Systems, Inc.	20,626	553,602
Evolent Health, Inc., Class A*	133,107	2,133,705
Health Catalyst, Inc.*	59,513	2,590,601
HealthStream, Inc.*	42,744	933,529
HMS Holdings Corp.*	152,604	5,608,197
iCAD, Inc. (x)*	39,035	515,262
Inovalon Holdings, Inc., Class A*	125,404	2,278,591
Inspire Medical Systems, Inc.*	44,522	8,374,143
NantHealth, Inc. (x)*	51,195	165,360
NextGen Healthcare, Inc.*	95,682	1,745,240
Omnicell, Inc.*	72,285	8,675,646
OptimizeRx Corp. (x)*	24,134	752,015
Phreesia, Inc.*	57,294	3,108,772
Schrodinger, Inc.*	51,121	4,047,761
Simulations Plus, Inc.	24,682	1,775,129
Tabula Rasa HealthCare, Inc. (x)*	34,354	1,471,725
Vocera Communications, Inc.*	56,799	2,358,862

		51,832,286

Life Sciences Tools & Services (0.8%)
Champions Oncology, Inc.*	12,913	139,331
ChromaDex Corp.*	81,214	389,827
Codexis, Inc.*	95,861	2,092,646
Fluidigm Corp.*	120,621	723,726
Harvard Bioscience, Inc.*	71,441	306,482

Luminex Corp.	76,105	1,759,548
Medpace Holdings, Inc.*	47,290	6,582,768
NanoString Technologies, Inc.*	75,453	5,046,297
NeoGenomics, Inc.*	179,709	9,675,533
Pacific Biosciences of California, Inc.*	303,225	7,865,656
Personalis, Inc.*	41,053	1,502,950
Quanterix Corp.*	35,748	1,662,282

		37,747,046

Pharmaceuticals (1.4%)
AcelRx Pharmaceuticals, Inc. (x)*	130,385	161,677
Aerie Pharmaceuticals, Inc.*	60,341	815,207
Agile Therapeutics, Inc. (x)*	133,397	382,849
Amneal Pharmaceuticals, Inc.*	175,256	800,920
Amphastar Pharmaceuticals, Inc.*	61,921	1,245,231
ANI Pharmaceuticals, Inc.*	17,594	510,930
Aquestive Therapeutics, Inc. (x)*	38,622	206,628
Arvinas, Inc.*	52,143	4,428,505
Atea Pharmaceuticals, Inc. (x)*	24,015	1,003,347
Athira Pharma, Inc. (x)*	20,481	701,474
Avenue Therapeutics, Inc. (x)*	12,117	72,096
Axsome Therapeutics, Inc.*	47,777	3,892,392
Aytu BioScience, Inc. (x)*	6,998	41,848
BioDelivery Sciences International, Inc.*	142,864	600,029
Cara Therapeutics, Inc. (x)*	71,230	1,077,710
Cassava Sciences, Inc. (x)*	45,905	313,072
Cerecor, Inc.*	75,253	198,668
Chiasma, Inc.*	74,847	325,584
Collegium Pharmaceutical, Inc.*	60,537	1,212,556
Corcept Therapeutics, Inc.*	166,562	4,357,262
CorMedix, Inc. (x)*	55,344	411,206
Cymabay Therapeutics, Inc.*	115,611	663,607
Durect Corp.*	385,635	798,264
Eloxx Pharmaceuticals, Inc. (x)*	37,882	150,770
Endo International plc*	401,268	2,881,104
Eton Pharmaceuticals, Inc. (x)*	27,833	226,282
Evofem Biosciences, Inc. (x)*	92,389	222,658
Evolus, Inc. (x)*	46,505	156,257
Fulcrum Therapeutics, Inc. (x)*	26,241	307,282
Graybug Vision, Inc. (x)*	9,816	284,860
Harmony Biosciences Holdings, Inc.*	8,495	307,094
Harrow Health, Inc. (x)*	43,272	296,846
IMARA, Inc.*	9,796	216,002
Innoviva, Inc.*	111,188	1,377,619
Intersect ENT, Inc.*	55,401	1,268,683
Intra-Cellular Therapies, Inc.*	112,827	3,587,899
Kala Pharmaceuticals, Inc. (x)*	77,577	525,972
Kaleido Biosciences, Inc. (x)*	19,009	172,982
Lannett Co., Inc.*	62,411	406,920
Liquidia Technologies, Inc. (x)*	40,004	118,012
Lyra Therapeutics, Inc.*	9,502	108,323
Marinus Pharmaceuticals, Inc. (x)*	42,415	517,463
NGM Biopharmaceuticals, Inc.*	40,928	1,239,914
Ocular Therapeutix, Inc.*	116,589	2,413,392
Odonate Therapeutics, Inc.*	25,811	495,571
Omeros Corp. (x)*	102,258	1,460,756
Optinose, Inc. (x)*	61,502	254,618

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Osmotica Pharmaceuticals plc (x)*	29,301	$120,720
Pacira BioSciences, Inc.*	72,007	4,308,899
Paratek Pharmaceuticals, Inc. (x)*	77,865	487,435
Phathom Pharmaceuticals, Inc.*	18,039	599,256
Phibro Animal Health Corp., Class A	37,340	725,143
Pliant Therapeutics, Inc. (x)*	16,937	384,809
Prestige Consumer Healthcare, Inc.*	87,898	3,065,003
Provention Bio, Inc. (x)*	83,939	1,421,927
Recro Pharma, Inc.*	31,604	90,071
Relmada Therapeutics, Inc. (x)*	24,327	780,167
Revance Therapeutics, Inc.*	110,487	3,131,202
Satsuma Pharmaceuticals, Inc.*	18,035	83,141
scPharmaceuticals, Inc.*	12,014	63,554
SIGA Technologies, Inc.*	85,148	619,026
Strongbridge Biopharma plc*	82,332	200,067
Supernus Pharmaceuticals, Inc.*	82,534	2,076,555
Tarsus Pharmaceuticals, Inc. (x)*	9,347	386,312
TherapeuticsMD, Inc. (x)*	442,783	535,767
Theravance Biopharma, Inc. (x)*	82,867	1,472,547
Tricida, Inc.*	56,038	395,068
Verrica Pharmaceuticals, Inc. (x)*	21,537	247,891
VYNE Therapeutics, Inc. (x)*	217,222	343,211
WaVe Life Sciences Ltd.*	58,067	456,987
Xeris Pharmaceuticals, Inc. (x)*	78,393	385,694
Zogenix, Inc.*	97,871	1,956,441

		67,555,234

Total Health Care		898,238,963

Industrials (13.8%)
Aerospace & Defense (0.8%)
AAR Corp.	57,396	2,078,883
Aerojet Rocketdyne Holdings, Inc.*	122,560	6,477,296
AeroVironment, Inc.*	37,511	3,259,706
Astronics Corp.*	37,008	489,616
Cubic Corp.	53,993	3,349,726
Ducommun, Inc.*	18,845	1,011,977
Kaman Corp.	44,791	2,558,910
Kratos Defense & Security Solutions, Inc.*	205,868	5,646,959
Maxar Technologies, Inc.	102,807	3,967,322
Moog, Inc., Class A	51,333	4,070,707
National Presto Industries, Inc.	8,189	724,153
PAE, Inc.*	100,472	922,333
Park Aerospace Corp.	37,828	507,273
Parsons Corp.*	39,235	1,428,546
Triumph Group, Inc.	79,332	996,410
Vectrus, Inc.*	20,333	1,010,957

		38,500,774

Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	100,224	3,141,020
Atlas Air Worldwide Holdings, Inc.*	43,787	2,388,143
Echo Global Logistics, Inc.*	46,083	1,235,946
Forward Air Corp.	44,120	3,390,181

Hub Group, Inc., Class A*	57,842	3,296,994
Radiant Logistics, Inc.*	64,825	375,985

		13,828,269

Airlines (0.3%)
Allegiant Travel Co.	22,827	4,319,781
Hawaiian Holdings, Inc.	79,428	1,405,876
Mesa Air Group, Inc.*	55,035	368,184
SkyWest, Inc.	84,598	3,410,145
Spirit Airlines, Inc. (x)*	166,075	4,060,534

		13,564,520

Building Products (1.4%)
AAON, Inc.	70,898	4,723,934
Advanced Drainage Systems, Inc.	96,732	8,084,861
Alpha Pro Tech Ltd. (x)*	24,061	268,280
American Woodmark Corp.*	29,309	2,750,650
Apogee Enterprises, Inc.	43,974	1,393,096
Builders FirstSource, Inc.*	200,858	8,197,015
Caesarstone Ltd. (x)	30,869	397,901
Cornerstone Building Brands, Inc.*	76,020	705,466
CSW Industrials, Inc.	24,021	2,688,190
Gibraltar Industries, Inc.*	56,412	4,058,279
Griffon Corp.	75,828	1,545,375
Insteel Industries, Inc.	30,751	684,825
JELD-WEN Holding, Inc.*	118,920	3,015,811
Masonite International Corp.*	42,332	4,162,929
PGT Innovations, Inc.*	98,004	1,993,401
Quanex Building Products Corp.	55,987	1,241,232
Resideo Technologies, Inc.*	244,682	5,201,939
Simpson Manufacturing Co., Inc.	75,509	7,056,316
UFP Industries, Inc.	103,968	5,775,422

		63,944,922

Commercial Services & Supplies (1.7%)
ABM Industries, Inc.	116,229	4,398,105
ACCO Brands Corp.	156,718	1,324,267
Brady Corp., Class A	81,979	4,330,131
BrightView Holdings, Inc.*	59,586	900,940
Brink’s Co. (The)	83,602	6,019,344
Casella Waste Systems, Inc., Class A*	82,232	5,094,272
CECO Environmental Corp.*	67,848	472,222
Cimpress plc*	30,567	2,681,949
CompX International, Inc.	2,589	36,841
Covanta Holding Corp.	208,597	2,738,879
Deluxe Corp.	73,876	2,157,179
Ennis, Inc.	45,630	814,495
Harsco Corp.*	136,364	2,451,825
Healthcare Services Group, Inc.	127,722	3,588,988
Heritage-Crystal Clean, Inc.*	23,958	504,795
Herman Miller, Inc.	101,550	3,432,390
HNI Corp.	70,526	2,430,326
IBEX Holdings Ltd.*	8,546	159,810
Interface, Inc.	100,033	1,050,347
KAR Auction Services, Inc.	224,303	4,174,279
Kimball International, Inc., Class B	67,286	804,068
Knoll, Inc.	85,519	1,255,419

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Matthews International Corp., Class A	52,458	$1,542,265
McGrath RentCorp	41,051	2,754,522
Montrose Environmental Group, Inc.*	18,570	574,927
NL Industries, Inc.	13,377	63,942
PICO Holdings, Inc.*	28,690	268,252
Pitney Bowes, Inc.	309,910	1,909,046
Quad/Graphics, Inc.	41,634	159,042
SP Plus Corp.*	40,702	1,173,439
Steelcase, Inc., Class A	152,699	2,069,071
Team, Inc.*	48,520	528,868
Tetra Tech, Inc.	91,522	10,596,417
UniFirst Corp.	26,093	5,523,627
US Ecology, Inc.	48,385	1,757,827
Viad Corp.	35,611	1,288,050
VSE Corp.	12,920	497,291

		81,527,457

Construction & Engineering (1.3%)
Aegion Corp.*	50,735	963,458
Ameresco, Inc., Class A*	44,060	2,301,694
API Group Corp. (m)*	243,254	4,415,060
Arcosa, Inc.	84,441	4,638,344
Argan, Inc.	24,606	1,094,721
Comfort Systems USA, Inc.	61,820	3,255,441
Concrete Pumping Holdings, Inc.*	62,993	241,263
Construction Partners, Inc., Class A*	44,338	1,290,679
Dycom Industries, Inc.*	53,260	4,022,195
EMCOR Group, Inc.	90,970	8,320,116
Fluor Corp.	244,891	3,910,909
Granite Construction, Inc.	80,930	2,161,640
Great Lakes Dredge & Dock Corp.*	112,473	1,481,270
HC2 Holdings, Inc. (x)*	133,102	433,913
IES Holdings, Inc.*	14,551	669,928
MasTec, Inc.*	95,621	6,519,440
MYR Group, Inc.*	28,781	1,729,738
Northwest Pipe Co.*	16,160	457,328
NV5 Global, Inc.*	18,708	1,473,816
Primoris Services Corp.	83,519	2,305,960
Sterling Construction Co., Inc.*	47,014	874,931
Tutor Perini Corp.*	70,584	914,063
WillScot Mobile Mini Holdings Corp.*	277,152	6,421,612

		59,897,519

Electrical Equipment (1.6%)
Allied Motion Technologies, Inc.	12,145	620,610
American Superconductor Corp.*	44,737	1,047,741
Atkore International Group, Inc.*	82,449	3,389,478
AZZ, Inc.	44,935	2,131,716
Bloom Energy Corp., Class A (x)*	154,120	4,417,079
Encore Wire Corp.	35,250	2,135,093
EnerSys	72,949	6,059,144
FuelCell Energy, Inc. (x)*	491,083	5,485,397
LSI Industries, Inc.	50,159	429,361
Orion Energy Systems, Inc.*	50,400	497,448
Plug Power, Inc.*	643,281	21,813,659

Powell Industries, Inc.	14,643	431,822
Preformed Line Products Co.	5,099	348,976
Sunrun, Inc.*	257,990	17,899,346
Thermon Group Holdings, Inc.*	53,529	836,658
TPI Composites, Inc.*	54,252	2,863,421
Ultralife Corp. (x)*	14,769	95,555
Vicor Corp.*	33,528	3,091,952

		73,594,456

Industrial Conglomerates (0.0%)
Raven Industries, Inc.	61,946	2,049,793

Machinery (3.3%)
Alamo Group, Inc.	16,883	2,329,010
Albany International Corp., Class A	53,055	3,895,298
Altra Industrial Motion Corp.	111,881	6,201,564
Astec Industries, Inc.	39,163	2,266,754
Barnes Group, Inc.	76,564	3,881,029
Blue Bird Corp.*	24,807	452,976
Chart Industries, Inc.*	61,303	7,220,880
CIRCOR International, Inc.*	34,612	1,330,485
Columbus McKinnon Corp.	40,423	1,553,860
Douglas Dynamics, Inc.	33,823	1,446,610
Eastern Co. (The)	8,700	209,670
Energy Recovery, Inc.*	73,099	997,070
Enerpac Tool Group Corp.	93,064	2,104,177
EnPro Industries, Inc.	36,504	2,756,782
ESCO Technologies, Inc.	44,274	4,569,962
Evoqua Water Technologies Corp.*	152,086	4,103,280
ExOne Co. (The) (x)*	22,282	211,456
Federal Signal Corp.	103,015	3,417,008
Franklin Electric Co., Inc.	79,439	5,497,973
Gencor Industries, Inc.*	14,453	177,772
Gorman-Rupp Co. (The)	32,151	1,043,300
Graham Corp.	15,818	240,117
Greenbrier Cos., Inc. (The)	57,167	2,079,735
Helios Technologies, Inc.	54,377	2,897,750
Hillenbrand, Inc.	129,045	5,135,991
Hurco Cos., Inc.	10,664	319,920
Hyster-Yale Materials Handling, Inc.	17,117	1,019,317
John Bean Technologies Corp.	53,078	6,043,992
Kadant, Inc.	19,496	2,748,546
Kennametal, Inc.	144,343	5,230,990
L B Foster Co., Class A*	16,524	248,686
Lindsay Corp.	18,890	2,426,609
Luxfer Holdings plc	50,432	828,093
Lydall, Inc.*	29,957	899,609
Manitowoc Co., Inc. (The)*	59,347	789,909
Mayville Engineering Co., Inc.*	10,033	134,643
Meritor, Inc.*	118,449	3,305,912
Miller Industries, Inc.	17,999	684,322
Mueller Industries, Inc.	95,323	3,346,791
Mueller Water Products, Inc., Class A	274,362	3,396,602
Navistar International Corp.*	86,282	3,792,957
NN, Inc.*	71,922	472,528
Omega Flex, Inc.	5,045	736,570
Park-Ohio Holdings Corp.	12,872	397,745
Proto Labs, Inc.*	46,437	7,123,436

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

RBC Bearings, Inc.*	41,729	$7,471,160
REV Group, Inc.	47,503	418,501
Rexnord Corp.	201,901	7,973,071
Shyft Group, Inc. (The)	58,979	1,673,824
SPX Corp.*	74,668	4,072,393
SPX FLOW, Inc.*	73,548	4,262,842
Standex International Corp.	20,492	1,588,540
Tennant Co.	31,889	2,237,651
Terex Corp.	117,265	4,091,376
TriMas Corp.*	63,722	2,018,076
Wabash National Corp.	93,314	1,607,800
Watts Water Technologies, Inc., Class A	47,465	5,776,491
Welbilt, Inc.*	226,551	2,990,473

		156,149,884

Marine (0.2%)
Costamare, Inc.	82,779	685,410
Eagle Bulk Shipping, Inc. (x)*	10,570	200,830
Genco Shipping & Trading Ltd.	24,841	182,829
Matson, Inc.	74,363	4,236,460
Safe Bulkers, Inc.*	84,566	109,936
Scorpio Bulkers, Inc. (x)	13,916	235,598
SEACOR Holdings, Inc.*	32,704	1,355,581

		7,006,644

Professional Services (1.1%)
Acacia Research Corp.*	70,128	276,304
Akerna Corp. (x)*	18,294	59,273
ASGN, Inc.*	88,388	7,383,050
Barrett Business Services, Inc.	14,026	956,713
BG Staffing, Inc.	16,566	223,475
CBIZ, Inc.*	88,901	2,365,656
CRA International, Inc.	13,188	671,665
Exponent, Inc.	87,150	7,846,115
Forrester Research, Inc.*	20,676	866,324
Franklin Covey Co.*	20,499	456,513
GP Strategies Corp.*	21,116	250,436
Heidrick & Struggles International, Inc.	31,219	917,214
Huron Consulting Group, Inc.*	38,726	2,282,898
ICF International, Inc.	31,865	2,368,525
Insperity, Inc.	60,771	4,947,975
Kelly Services, Inc., Class A	61,300	1,260,941
Kforce, Inc.	33,623	1,415,192
Korn Ferry	88,488	3,849,228
Mastech Digital, Inc.*	7,719	122,732
Mistras Group, Inc.*	29,882	231,884
Red Violet, Inc.*	12,166	317,654
Resources Connection, Inc.	50,142	630,285
TriNet Group, Inc.*	71,532	5,765,479
TrueBlue, Inc.*	63,666	1,189,918
Upwork, Inc.*	161,103	5,561,276
Willdan Group, Inc.*	17,309	721,785

		52,938,510

Road & Rail (0.5%)
ArcBest Corp.	44,868	1,914,517
Avis Budget Group, Inc.*	90,783	3,386,206
Covenant Logistics Group, Inc., Class A*	22,391	331,611
Daseke, Inc.*	78,975	458,845

Heartland Express, Inc.	83,783	1,516,472
Marten Transport Ltd.	100,703	1,735,113
PAM Transportation Services, Inc.*	3,209	157,241
Saia, Inc.*	44,828	8,104,902
Universal Logistics Holdings, Inc.	13,910	286,407
US Xpress Enterprises, Inc., Class A*	38,777	265,235
Werner Enterprises, Inc.	104,552	4,100,529

		22,257,078

Trading Companies & Distributors (1.3%)
Alta Equipment Group, Inc. (x)*	34,347	339,348
Applied Industrial Technologies, Inc.	67,373	5,254,420
Beacon Roofing Supply, Inc.*	94,626	3,803,019
BMC Stock Holdings, Inc.*	116,501	6,253,774
CAI International, Inc.	28,285	883,623
DXP Enterprises, Inc.*	27,708	615,949
EVI Industries, Inc. (x)*	7,441	222,635
Foundation Building Materials, Inc.*	34,984	672,043
GATX Corp.	57,264	4,763,220
General Finance Corp.*	18,551	157,869
GMS, Inc.*	73,678	2,245,705
H&E Equipment Services, Inc.	54,901	1,636,599
Herc Holdings, Inc.*	38,431	2,552,203
Lawson Products, Inc.*	7,013	357,032
MRC Global, Inc.*	145,510	964,731
Nesco Holdings, Inc. (x)*	23,881	176,003
NOW, Inc.*	180,513	1,296,083
Rush Enterprises, Inc., Class A	72,896	3,019,352
Rush Enterprises, Inc., Class B	10,977	415,919
SiteOne Landscape Supply, Inc.*	75,130	11,917,872
Systemax, Inc.	21,846	784,053
Textainer Group Holdings Ltd.*	81,811	1,569,135
Titan Machinery, Inc.*	31,606	617,897
Transcat, Inc.*	11,297	391,780
Triton International Ltd.	104,882	5,087,826
Veritiv Corp.*	21,343	443,721
WESCO International, Inc.*	82,676	6,490,066
Willis Lease Finance Corp.*	5,016	152,787

		63,084,664

Total Industrials		648,344,490

Information Technology (12.8%)
Communications Equipment (0.8%)
Acacia Communications, Inc.*	67,163	4,900,212
ADTRAN, Inc.	80,576	1,190,107
Applied Optoelectronics, Inc. (x)*	35,921	305,688
CalAmp Corp.*	56,095	556,462
Calix, Inc.*	88,082	2,621,320
Cambium Networks Corp.*	7,239	181,554
Casa Systems, Inc.*	52,827	325,943
Clearfield, Inc.*	18,087	447,111
Comtech Telecommunications Corp.	42,032	869,642
Digi International, Inc.*	48,044	908,032
DZS, Inc.*	24,199	374,359
Extreme Networks, Inc.*	206,009	1,419,402
Genasys, Inc.*	62,862	409,860

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Harmonic, Inc.*	166,067	$1,227,235
Infinera Corp.*	279,124	2,925,220
Inseego Corp. (x)*	119,603	1,850,258
InterDigital, Inc.	51,421	3,120,226
KVH Industries, Inc.*	26,580	301,683
NETGEAR, Inc.*	52,466	2,131,694
NetScout Systems, Inc.*	118,495	3,249,133
PCTEL, Inc.*	35,125	230,771
Plantronics, Inc.	59,425	1,606,258
Resonant, Inc. (x)*	96,918	256,833
Ribbon Communications, Inc.*	123,743	811,754
Viavi Solutions, Inc.*	395,269	5,919,153

		38,139,910

Electronic Equipment, Instruments & Components (2.0%)
Akoustis Technologies, Inc. (x)*	48,831	597,203
Arlo Technologies, Inc.*	134,077	1,044,460
Badger Meter, Inc.	50,379	4,738,649
Bel Fuse, Inc., Class B	16,105	242,058
Belden, Inc.	72,896	3,054,342
Benchmark Electronics, Inc.	62,809	1,696,471
CTS Corp.	55,391	1,901,573
Daktronics, Inc.	35,015	163,870
ePlus, Inc.*	22,884	2,012,648
Fabrinet*	63,480	4,925,413
FARO Technologies, Inc.*	28,440	2,008,717
Fitbit, Inc., Class A*	416,489	2,832,125
II-VI, Inc.*	175,193	13,307,660
Insight Enterprises, Inc.*	59,767	4,547,671
Intellicheck, Inc. (x)*	31,652	360,991
Iteris, Inc.*	61,214	345,859
Itron, Inc.*	69,782	6,692,094
Kimball Electronics, Inc.*	39,654	634,068
Knowles Corp.*	156,988	2,893,289
Luna Innovations, Inc.*	55,470	548,044
Methode Electronics, Inc.	63,186	2,418,760
MTS Systems Corp.	33,715	1,960,864
Napco Security Technologies, Inc.*	19,571	513,152
nLight, Inc.*	61,806	2,017,966
Novanta, Inc.*	59,309	7,011,510
OSI Systems, Inc.*	29,854	2,782,990
PAR Technology Corp.*	32,350	2,031,257
PC Connection, Inc.*	18,170	859,259
Plexus Corp.*	49,802	3,895,014
Powerfleet, Inc.*	51,751	384,510
Research Frontiers, Inc. (x)*	50,166	140,967
Rogers Corp.*	32,378	5,027,980
Sanmina Corp.*	105,799	3,373,930
ScanSource, Inc.*	43,327	1,142,966
TTM Technologies, Inc.*	172,658	2,381,817
Vishay Intertechnology, Inc.	230,964	4,783,264
Vishay Precision Group, Inc.*	19,947	627,932
Wrap Technologies, Inc. (x)*	24,539	118,523

		96,019,866

IT Services (1.8%)
Brightcove, Inc.*	68,516	1,260,694
Cardtronics plc, Class A*	61,275	2,163,008
Cass Information Systems, Inc.	23,710	922,556
Conduent, Inc.*	295,551	1,418,645
CSG Systems International, Inc.	57,870	2,608,201

Endurance International Group Holdings, Inc.*	113,455	1,072,150
Evertec, Inc.	103,385	4,065,098
Evo Payments, Inc., Class A*	70,844	1,913,496
ExlService Holdings, Inc.*	55,172	4,696,792
GreenSky, Inc., Class A*	122,529	567,309
Grid Dynamics Holdings, Inc.*	42,947	541,132
GTT Communications, Inc. (x)*	63,899	228,119
Hackett Group, Inc. (The)	46,825	673,812
I3 Verticals, Inc., Class A*	29,880	992,016
Information Services Group, Inc.*	58,102	190,575
International Money Express, Inc.*	39,375	611,100
KBR, Inc.	247,081	7,642,215
Limelight Networks, Inc. (x)*	204,756	816,976
LiveRamp Holdings, Inc.*	111,084	8,130,238
ManTech International Corp., Class A	46,438	4,130,196
MAXIMUS, Inc.	102,299	7,487,264
MoneyGram International, Inc.*	103,875	567,677
NIC, Inc.	115,175	2,974,970
Paysign, Inc. (x)*	60,575	281,068
Perficient, Inc.*	56,984	2,715,288
Perspecta, Inc.	241,181	5,807,638
PFSweb, Inc.*	27,689	186,347
Priority Technology Holdings, Inc. (x)*	10,429	73,420
Rackspace Technology, Inc. (x)*	59,894	1,141,580
Repay Holdings Corp.*	102,602	2,795,905
ServiceSource International, Inc. (x)*	167,200	294,272
StarTek, Inc.*	27,393	205,995
Sykes Enterprises, Inc.*	61,494	2,316,479
TTEC Holdings, Inc.	30,773	2,244,275
Tucows, Inc., Class A (x)*	16,100	1,189,629
Unisys Corp.*	107,735	2,120,225
Verra Mobility Corp.*	228,492	3,066,363
Virtusa Corp.*	50,714	2,593,007

		82,705,730

Semiconductors & Semiconductor Equipment (2.7%)
Advanced Energy Industries, Inc.*	66,031	6,403,026
Alpha & Omega Semiconductor Ltd.*	35,972	850,378
Ambarella, Inc.*	57,508	5,280,385
Amkor Technology, Inc.	171,344	2,583,868
Atomera, Inc. (x)*	28,326	455,765
Axcelis Technologies, Inc.*	58,279	1,697,084
AXT, Inc.*	58,446	559,328
Brooks Automation, Inc.	123,888	8,405,801
Cabot Microelectronics Corp.	50,215	7,597,530
CEVA, Inc.*	36,830	1,675,765
Cohu, Inc.	68,502	2,615,406
CyberOptics Corp.*	13,836	313,939
Diodes, Inc.*	73,616	5,189,928
DSP Group, Inc.*	41,664	691,206
FormFactor, Inc.*	133,898	5,760,292
GSI Technology, Inc.*	25,512	188,789
Ichor Holdings Ltd.*	37,255	1,123,052
Impinj, Inc.*	29,293	1,226,498
Lattice Semiconductor Corp.*	233,262	10,688,065

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

MACOM Technology Solutions Holdings, Inc.*	81,508	$4,486,200
Maxeon Solar Technologies Ltd. (x)*	19,052	540,505
MaxLinear, Inc.*	117,383	4,482,857
NeoPhotonics Corp.*	77,212	701,857
NVE Corp.	9,583	538,373
Onto Innovation, Inc.*	82,653	3,930,150
PDF Solutions, Inc.*	51,639	1,115,402
Photronics, Inc.*	103,897	1,159,491
Pixelworks, Inc.*	73,740	207,947
Power Integrations, Inc.	100,199	8,202,290
Rambus, Inc.*	196,724	3,434,801
Semtech Corp.*	112,033	8,076,459
Silicon Laboratories, Inc.*	73,580	9,369,677
SiTime Corp.*	16,374	1,832,742
SMART Global Holdings, Inc.*	26,387	992,943
SunPower Corp. (x)*	132,808	3,405,197
Synaptics, Inc.*	58,987	5,686,347
Ultra Clean Holdings, Inc.*	68,342	2,128,853
Veeco Instruments, Inc.*	86,687	1,504,886

		125,103,082

Software (5.3%)
8x8, Inc.*	179,288	6,180,057
A10 Networks, Inc.*	105,277	1,038,031
ACI Worldwide, Inc.*	194,628	7,479,554
Agilysys, Inc.*	31,376	1,204,211
Alarm.com Holdings, Inc.*	82,693	8,554,591
Altair Engineering, Inc., Class A*	73,517	4,277,219
American Software, Inc., Class A	52,079	894,196
Appfolio, Inc., Class A*	28,287	5,092,792
Appian Corp. (x)*	61,843	10,024,132
Asure Software, Inc.*	21,013	149,192
Avaya Holdings Corp.*	142,262	2,724,317
Benefitfocus, Inc.*	46,732	676,679
Blackbaud, Inc.	85,090	4,897,780
Blackline, Inc.*	87,317	11,646,342
Bottomline Technologies DE, Inc.*	74,629	3,935,933
Box, Inc., Class A*	239,730	4,327,127
Cerence, Inc.*	63,615	6,392,035
ChannelAdvisor Corp.*	45,799	731,868
Cloudera, Inc.*	354,006	4,924,223
CommVault Systems, Inc.*	72,099	3,992,122
Cornerstone OnDemand, Inc.*	105,317	4,638,161
Digimarc Corp. (x)*	20,428	965,019
Digital Turbine, Inc.*	143,187	8,098,657
Domo, Inc., Class B*	44,358	2,828,710
Ebix, Inc.	47,300	1,795,981
eGain Corp.*	37,223	439,604
Envestnet, Inc.*	90,316	7,432,104
GTY Technology Holdings, Inc.*	93,391	483,765
Intelligent Systems Corp. (x)*	11,733	470,611
j2 Global, Inc.*	73,876	7,216,946
LivePerson, Inc.*	106,999	6,658,548
MicroStrategy, Inc., Class A (x)*	12,577	4,886,793
Mimecast Ltd.*	99,043	5,629,604
Mitek Systems, Inc.*	66,935	1,190,104
Model N, Inc.*	56,436	2,013,637
OneSpan, Inc.*	57,482	1,188,728

Park City Group, Inc.*	21,564	103,292
Ping Identity Holding Corp.*	65,481	1,875,376
Progress Software Corp.	77,173	3,487,448
PROS Holdings, Inc.*	66,214	3,361,685
Q2 Holdings, Inc.*	86,358	10,926,878
QAD, Inc., Class A	20,723	1,309,279
Qualys, Inc.*	59,284	7,224,941
Rapid7, Inc.*	87,587	7,896,844
Rimini Street, Inc.*	31,384	139,031
SailPoint Technologies Holdings, Inc.*	153,192	8,155,942
Sapiens International Corp. NV	45,427	1,390,521
SeaChange International, Inc. (x)*	49,190	68,866
SecureWorks Corp., Class A*	14,823	210,783
ShotSpotter, Inc.*	12,279	462,918
Smith Micro Software, Inc. (x)*	63,433	343,807
Sprout Social, Inc., Class A*	47,187	2,142,762
SPS Commerce, Inc.*	61,405	6,667,969
Sumo Logic, Inc. (x)*	24,811	709,098
SVMK, Inc.*	210,206	5,370,763
Synchronoss Technologies, Inc.*	90,539	425,533
Telenav, Inc.*	46,347	217,831
Tenable Holdings, Inc.*	121,104	6,328,895
Upland Software, Inc.*	44,614	2,047,336
Varonis Systems, Inc.*	54,194	8,866,680
Verint Systems, Inc.*	111,273	7,475,320
Veritone, Inc. (x)*	40,834	1,161,727
VirnetX Holding Corp. (x)	117,734	593,379
Workiva, Inc.*	68,085	6,237,948
Xperi Holding Corp.	177,648	3,712,843
Yext, Inc.*	174,052	2,736,097
Zix Corp.*	89,352	771,108
Zuora, Inc., Class A*	172,619	2,404,583

		249,906,856

Technology Hardware, Storage & Peripherals (0.2%)
3D Systems Corp. (x)*	203,114	2,128,635
Avid Technology, Inc.*	51,832	822,574
Corsair Gaming, Inc. (x)*	25,191	912,418
Diebold Nixdorf, Inc.*	120,442	1,283,912
Eastman Kodak Co. (x)*	30,349	247,041
Immersion Corp.*	27,052	305,417
Intevac, Inc.*	41,527	299,410
Quantum Corp.*	30,519	186,776
Super Micro Computer, Inc.*	72,852	2,306,494

		8,492,677

Total Information Technology		600,368,121

Materials (3.9%)
Chemicals (1.6%)
Advanced Emissions Solutions, Inc. (x)	27,262	149,941
AdvanSix, Inc.*	46,184	923,218
AgroFresh Solutions, Inc.*	54,760	124,305
American Vanguard Corp.	47,055	730,294
Amyris, Inc. (x)*	196,056	1,210,646
Avient Corp.	152,390	6,138,269
Balchem Corp.	54,552	6,285,481
Chase Corp.	13,101	1,323,332

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Ferro Corp.*	141,475	$2,069,779
FutureFuel Corp.	40,240	511,048
GCP Applied Technologies, Inc.*	85,946	2,032,623
Hawkins, Inc.	16,431	859,506
HB Fuller Co.	90,259	4,682,637
Ingevity Corp.*	72,412	5,483,761
Innospec, Inc.	39,621	3,594,813
Intrepid Potash, Inc.*	15,884	383,599
Koppers Holdings, Inc.*	34,154	1,064,239
Kraton Corp.*	52,832	1,468,201
Kronos Worldwide, Inc.	37,952	565,864
Livent Corp.*	252,063	4,748,867
Marrone Bio Innovations, Inc.*	87,097	108,871
Minerals Technologies, Inc.	55,516	3,448,654
Orion Engineered Carbons SA	104,411	1,789,605
PQ Group Holdings, Inc.	67,325	960,055
Quaker Chemical Corp.	22,514	5,704,822
Rayonier Advanced Materials, Inc.*	109,793	715,850
Sensient Technologies Corp.	73,489	5,421,284
Stepan Co.	37,476	4,471,636
Trecora Resources*	53,710	375,433
Tredegar Corp.	43,605	728,204
Trinseo SA	65,871	3,373,254
Tronox Holdings plc, Class A	157,523	2,302,986

		73,751,077

Construction Materials (0.1%)
Forterra, Inc.*	46,760	804,038
Summit Materials, Inc., Class A*	196,725	3,950,238
United States Lime & Minerals, Inc.	3,361	383,154
US Concrete, Inc.*	27,763	1,109,687

		6,247,117

Containers & Packaging (0.2%)
Greif, Inc., Class A	43,167	2,023,669
Greif, Inc., Class B	12,118	586,269
Myers Industries, Inc.	64,676	1,343,967
O-I Glass, Inc.	269,452	3,206,479
Pactiv Evergreen, Inc.*	56,058	1,016,892
Ranpak Holdings Corp.*	52,614	707,132
UFP Technologies, Inc.*	13,418	625,279

		9,509,687

Metals & Mining (1.6%)
Alcoa Corp.*	317,533	7,319,136
Allegheny Technologies, Inc.*	217,259	3,643,433
Arconic Corp.*	173,520	5,170,896
Caledonia Mining Corp. plc (x)	19,657	312,153
Carpenter Technology Corp.	83,020	2,417,542
Century Aluminum Co.*	82,983	915,303
Cleveland-Cliffs, Inc. (x)	672,265	9,788,178
Coeur Mining, Inc.*	417,552	4,321,663
Commercial Metals Co.	205,534	4,221,668
Compass Minerals International, Inc.	59,189	3,653,145
Fortitude Gold Corp. (r)*	33,845	35,537
Gatos Silver, Inc. (x)*	35,152	458,031
Gold Resource Corp.	118,458	344,713
Haynes International, Inc.	24,748	589,992
Hecla Mining Co.	898,427	5,821,807

Kaiser Aluminum Corp.	26,828	2,653,289
Materion Corp.	34,536	2,200,634
Novagold Resources, Inc.*	411,707	3,981,207
Olympic Steel, Inc.	14,860	198,084
Ryerson Holding Corp.*	27,264	371,881
Schnitzer Steel Industries, Inc., Class A	43,626	1,392,106
SunCoke Energy, Inc.	145,069	631,050
TimkenSteel Corp.*	89,269	416,886
United States Steel Corp. (x)	380,468	6,380,448
Warrior Met Coal, Inc.	87,489	1,865,266
Worthington Industries, Inc.	63,281	3,248,847

		72,352,895

Paper & Forest Products (0.4%)
Boise Cascade Co.	66,752	3,190,746
Clearwater Paper Corp.*	27,466	1,036,841
Domtar Corp.	93,921	2,972,600
Glatfelter Corp.	78,147	1,280,048
Louisiana-Pacific Corp.	187,344	6,963,576
Neenah, Inc.	29,840	1,650,749
Schweitzer-Mauduit International, Inc.	48,399	1,946,124
Verso Corp., Class A	51,056	613,693

		19,654,377

Total Materials		181,515,153

Real Estate (5.6%)
Equity Real Estate Investment Trusts (REITs) (4.9%)
Acadia Realty Trust (REIT)	144,928	2,056,528
Agree Realty Corp. (REIT)	91,563	6,096,265
Alexander & Baldwin, Inc. (REIT)	123,281	2,117,968
Alexander’s, Inc. (REIT)	3,796	1,052,821
Alpine Income Property Trust, Inc. (REIT)	13,221	198,183
American Assets Trust, Inc. (REIT)	88,077	2,543,664
American Finance Trust, Inc. (REIT)	185,233	1,376,281
Armada Hoffler Properties, Inc. (REIT)	105,388	1,182,453
Bluerock Residential Growth REIT, Inc. (REIT) (x)	41,313	523,436
Broadstone Net Lease, Inc. (REIT), Class A (x)	55,581	1,088,276
BRT Apartments Corp. (REIT)	25,787	391,962
CareTrust REIT, Inc. (REIT)	156,051	3,461,211
CatchMark Timber Trust, Inc. (REIT), Class A	93,162	871,996
Centerspace (REIT)	22,935	1,620,128
Chatham Lodging Trust (REIT)	84,745	915,246
CIM Commercial Trust Corp. (REIT)	25,495	363,049
City Office REIT, Inc. (REIT)	80,696	788,400
Clipper Realty, Inc. (REIT)	37,880	267,054
Colony Capital, Inc. (REIT)	831,472	3,999,380
Columbia Property Trust, Inc. (REIT)	198,007	2,839,420
Community Healthcare Trust, Inc. (REIT)	37,076	1,746,650
CoreCivic, Inc. (REIT)	204,058	1,336,580

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

CorEnergy Infrastructure Trust, Inc. (REIT) (x)	28,108	$192,540
CorePoint Lodging, Inc. (REIT)	74,757	514,328
DiamondRock Hospitality Co. (REIT)*	347,621	2,867,873
Diversified Healthcare Trust (REIT)	407,654	1,679,535
Easterly Government Properties, Inc. (REIT)	138,300	3,132,495
EastGroup Properties, Inc. (REIT)	66,773	9,218,680
Essential Properties Realty Trust, Inc. (REIT)	172,514	3,657,297
Farmland Partners, Inc. (REIT) (x)	50,316	437,749
Four Corners Property Trust, Inc. (REIT)	121,412	3,614,435
Franklin Street Properties Corp. (REIT)	195,323	853,562
Front Yard Residential Corp. (REIT)	85,735	1,388,907
GEO Group, Inc. (The) (REIT) (x)	208,544	1,847,700
Getty Realty Corp. (REIT)	58,110	1,600,349
Gladstone Commercial Corp. (REIT)	61,265	1,102,770
Gladstone Land Corp. (REIT)	32,778	479,870
Global Medical REIT, Inc. (REIT)	72,981	953,132
Global Net Lease, Inc. (REIT)	145,238	2,489,379
Healthcare Realty Trust, Inc. (REIT)	232,470	6,881,112
Hersha Hospitality Trust (REIT)	58,654	462,780
Independence Realty Trust, Inc. (REIT)	166,529	2,236,484
Industrial Logistics Properties Trust (REIT)	113,887	2,652,428
Innovative Industrial Properties, Inc. (REIT) (x)	36,926	6,762,258
iStar, Inc. (REIT) (x)	125,945	1,870,283
Kite Realty Group Trust (REIT)	144,019	2,154,524
Lexington Realty Trust (REIT)	473,504	5,028,612
LTC Properties, Inc. (REIT)	66,358	2,581,990
Macerich Co. (The) (REIT) (x)	259,969	2,773,869
Mack-Cali Realty Corp. (REIT)	151,135	1,883,142
Monmouth Real Estate Investment Corp. (REIT)	166,562	2,884,854
National Health Investors, Inc. (REIT)	74,533	5,155,448
National Storage Affiliates Trust (REIT)	107,768	3,882,881
NETSTREIT Corp. (REIT)	17,562	342,283
New Senior Investment Group, Inc. (REIT)	142,225	736,726
NexPoint Residential Trust, Inc. (REIT)	36,268	1,534,499
Office Properties Income Trust (REIT)	83,199	1,890,281
One Liberty Properties, Inc. (REIT)	29,380	589,657
Pebblebrook Hotel Trust (REIT)	214,631	4,035,063
Physicians Realty Trust (REIT)	359,233	6,394,347
Piedmont Office Realty Trust, Inc. (REIT), Class A	221,208	3,590,206
Plymouth Industrial REIT, Inc. (REIT)	38,589	578,835

PotlatchDeltic Corp. (REIT)	113,528	5,678,671
Preferred Apartment Communities, Inc. (REIT), Class A	80,059	592,437
PS Business Parks, Inc. (REIT)	34,699	4,610,456
QTS Realty Trust, Inc. (REIT), Class A	108,661	6,723,943
Retail Opportunity Investments Corp. (REIT)	203,777	2,728,574
Retail Properties of America, Inc. (REIT), Class A	375,828	3,217,088
Retail Value, Inc. (REIT)	27,684	411,661
RLJ Lodging Trust (REIT)	273,058	3,863,771
RPT Realty (REIT)	135,161	1,169,143
Ryman Hospitality Properties, Inc. (REIT)	87,558	5,932,930
Sabra Health Care REIT, Inc. (REIT)	356,281	6,188,601
Safehold, Inc. (REIT)	29,247	2,120,115
Saul Centers, Inc. (REIT)	22,669	718,154
Seritage Growth Properties (REIT), Class A (x)*	61,065	896,434
Service Properties Trust (REIT)	282,406	3,244,845
SITE Centers Corp. (REIT)	264,891	2,680,697
STAG Industrial, Inc. (REIT)	259,304	8,121,401
Summit Hotel Properties, Inc. (REIT)	178,869	1,611,610
Sunstone Hotel Investors, Inc. (REIT)	350,329	3,969,228
Tanger Factory Outlet Centers, Inc. (REIT) (x)	156,849	1,562,216
Terreno Realty Corp. (REIT)	115,025	6,730,113
UMH Properties, Inc. (REIT)	66,073	978,541
Uniti Group, Inc. (REIT)	333,847	3,916,025
Universal Health Realty Income Trust (REIT)	23,179	1,489,714
Urban Edge Properties (REIT)	203,494	2,633,212
Urstadt Biddle Properties, Inc. (REIT), Class A	50,259	710,160
Washington REIT (REIT)	144,551	3,126,638
Whitestone REIT (REIT)	76,742	611,634
Xenia Hotels & Resorts, Inc. (REIT)	199,603	3,033,966

		229,042,092

Real Estate Management & Development (0.7%)
Altisource Portfolio Solutions SA*	9,726	125,271
American Realty Investors, Inc.*	4,332	47,219
CTO Realty Growth, Inc.	10,224	431,044
Cushman & Wakefield plc (x)*	188,974	2,802,484
eXp World Holdings, Inc.*	42,431	2,678,245
Fathom Holdings, Inc.*	6,386	230,151
Forestar Group, Inc. (x)*	31,163	628,869
FRP Holdings, Inc.*	10,862	494,764
Griffin Industrial Realty, Inc.*	4,144	259,000
Kennedy-Wilson Holdings, Inc.	195,229	3,492,647
Marcus & Millichap, Inc.*	40,052	1,491,136
Maui Land & Pineapple Co., Inc.*	10,742	123,855
Newmark Group, Inc., Class A	247,834	1,806,710
Rafael Holdings, Inc., Class B*	17,599	410,409
RE/MAX Holdings, Inc., Class A	29,644	1,076,967

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Realogy Holdings Corp. (x)*	191,302	$2,509,882
Redfin Corp.*	170,902	11,729,004
RMR Group, Inc. (The), Class A	27,876	1,076,571
St Joe Co. (The)	57,012	2,420,159
Stratus Properties, Inc.*	9,341	238,196
Tejon Ranch Co.*	33,070	477,861
Transcontinental Realty Investors, Inc.*	2,233	53,838

		34,604,282

Total Real Estate		263,646,374

Utilities (2.7%)
Electric Utilities (0.5%)
ALLETE, Inc.	90,479	5,604,269
Genie Energy Ltd., Class B	24,242	174,785
MGE Energy, Inc.	63,102	4,419,033
Otter Tail Corp.	68,956	2,938,215
PNM Resources, Inc.	137,596	6,677,534
Portland General Electric Co.	156,230	6,681,957
Spark Energy, Inc., Class A	17,159	164,212

		26,660,005

Gas Utilities (0.8%)
Brookfield Infrastructure Corp., Class A (x)	52,970	3,829,731
Chesapeake Utilities Corp.	29,141	3,153,348
New Jersey Resources Corp.	164,995	5,865,572
Northwest Natural Holding Co.	52,153	2,398,516
ONE Gas, Inc.	87,435	6,712,385
RGC Resources, Inc.	12,226	290,734
South Jersey Industries, Inc.	174,978	3,770,776
Southwest Gas Holdings, Inc.	96,974	5,891,171
Spire, Inc.	87,431	5,599,081

		37,511,314

Independent Power and Renewable Electricity Producers (0.6%)
Atlantic Power Corp.*	170,992	359,083
Brookfield Renewable Corp.	173,266	10,096,181
Clearway Energy, Inc., Class A	60,278	1,781,215
Clearway Energy, Inc., Class C	140,717	4,493,094
Ormat Technologies, Inc.	69,324	6,258,571
Sunnova Energy International, Inc.*	92,210	4,161,437

		27,149,581

Multi-Utilities (0.4%)
Avista Corp.	115,436	4,633,601
Black Hills Corp.	108,811	6,686,436
NorthWestern Corp.	88,637	5,168,423
Unitil Corp.	26,150	1,157,661

		17,646,121

Water Utilities (0.4%)
American States Water Co.	63,958	5,085,300
Artesian Resources Corp., Class A	15,658	580,599
Cadiz, Inc. (x)*	37,329	397,554
California Water Service Group	85,255	4,606,328
Consolidated Water Co. Ltd.	23,634	284,790
Global Water Resources, Inc.	18,972	273,386

Middlesex Water Co.	29,076	2,107,138
Pure Cycle Corp.*	36,585	410,849
SJW Group	46,004	3,190,837
York Water Co. (The)	21,771	1,014,529

		17,951,310

Total Utilities		126,918,331

Total Common Stocks (90.6%) (Cost $2,960,456,361)		4,255,661,037

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Aduro Biotech I, CVR (r)*	23,103	—
Oncternal Therapeutics, Inc., CVR (r)(x)*	987	—

		—

Pharmaceuticals (0.0%)
Omthera Pharmaceuticals, Inc., CVR (r)*	4,193	—

Total Rights (0.0%) (Cost $69,309)		—

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (5.6%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	10,000,000	10,000,000
JPMorgan Prime Money Market Fund, IM Shares	253,072,474	253,199,010

Total Investment Companies		263,199,010

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.1%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $1,500,020, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $1,530,003. (xx)	$1,500,000	1,500,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $5,100,113, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $5,202,018. (xx)	5,100,000	5,100,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $5,864,479, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $6,516,097. (xx)	$5,864,264	$5,864,264
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $9,933,006, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $10,131,610. (xx)	9,932,951	9,932,951
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $43,001,003, collateralized by various Common Stocks; total market value $47,778,336. (xx)	43,000,000	43,000,000
NBC Global Finance Ltd., 0.28%, dated 12/31/20, due 1/7/21, repurchase price $38,002,069, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 2.125%-5.000%, maturing 2/28/23-5/15/37; total market value $42,150,445. (xx)	38,000,000	38,000,000
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $9,000,200, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125%-3.625%, maturing 9/30/21-8/15/49; total market value $9,984,568. (xx)	9,000,000	9,000,000

Societe Generale SA, 0.08%, dated 12/31/20, due 1/7/21, repurchase price $35,000,544, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/19/21-11/15/49; total market value $35,700,003. (xx)	35,000,000	35,000,000

Total Repurchase Agreements		147,397,215

Total Short-Term Investments (8.7%) (Cost $410,542,224)		410,596,225

Total Investments in Securities (99.3%) (Cost $3,371,067,894)		4,666,257,262
Other Assets Less Liabilities (0.7%)		31,911,553

Net Assets (100%)		$4,698,168,815

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $5,971,493 or 0.1% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $255,623,959. This was collateralized by $112,988,482 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/14/21 - 8/15/50 and by cash of $157,397,215 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:
CVR	— Contingent Value Right
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows :

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Mortgage Real Estate Investment Trusts (REITs)
PennyMac Mortgage Investment Trust (REIT)	169,399	3,260,269	471,777	(387,997)	16,637	(380,958)	2,979,728	269,780	—
Thrifts & Mortgage Finance
PennyMac Financial Services, Inc.	73,727	421,926	3,359,771	(1,040,419)	258,656	1,838,032	4,837,966	27,840	—

Total		3,682,195	3,831,548	(1,428,416)	275,293	1,457,074	7,817,694	297,620	—

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	4,534	3/2021	USD	447,687,160	13,554,566

					13,554,566

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$96,023,551	$2,699,046	$—	$98,722,597
Consumer Discretionary	551,574,123	5,413,073	—	556,987,196
Consumer Staples	135,361,802	2,036,174	—	137,397,976
Energy	89,916,698	—	—	89,916,698
Financials	653,605,138	—	—	653,605,138

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Health Care	$898,238,963	$—	$—		$898,238,963
Industrials	647,332,513	1,011,977	—		648,344,490
Information Technology	600,368,121	—	—		600,368,121
Materials	181,479,616	35,537	—		181,515,153
Real Estate	263,646,374	—	—		263,646,374
Utilities	126,918,331	—	—		126,918,331
Futures	13,554,566	—	—		13,554,566
Rights
Health Care	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	263,199,010	—	—		263,199,010
Repurchase Agreements	—	147,397,215	—		147,397,215

Total Assets	$4,521,218,806	$158,593,022	$—		$4,679,811,828

Total Liabilities	$—	$—	$—		$—

Total	$4,521,218,806	$158,593,022	$—		$4,679,811,828

(a)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$13,554,566	*

Total		$13,554,566

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$62,496,366	$62,496,366

Total	$62,496,366	$62,496,366

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$8,639,698	$8,639,698

Total	$8,639,698	$8,639,698

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $324,278,000 during the year ended December 31, 2020.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 11%)*	$1,085,345,565
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 19%)*	$1,126,612,135

* During the year ended December 31, 2020, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,672,556,030
Aggregate gross unrealized depreciation	(379,670,376)

Net unrealized appreciation	$1,292,885,654

Federal income tax cost of investments in securities and derivative instruments, if applicable	$3,386,926,174

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $6,032,489)	$7,817,694
Unaffiliated Issuers (Cost $3,217,638,190)	4,511,042,353
Repurchase Agreements (Cost $147,397,215)	147,397,215
Cash	158,059,299
Cash held as collateral at broker for futures	29,870,600
Dividends, interest and other receivables	3,761,095
Receivable for securities sold	557,604
Securities lending income receivable	350,785
Receivable for Portfolio shares sold	29,517
Other assets	15,128

Total assets	4,858,901,290

LIABILITIES
Payable for return of collateral on securities loaned	157,397,215
Investment management fees payable	1,700,216
Payable for Portfolio shares redeemed	528,893
Administrative fees payable	483,079
Due to broker for futures variation margin	384,563
Distribution fees payable – Class IB	124,538
Trustees’ fees payable	1,457
Accrued expenses	112,514

Total liabilities	160,732,475

NET ASSETS	$4,698,168,815

Net assets were comprised of:
Paid in capital	$3,356,280,609
Total distributable earnings (loss)	1,341,888,206

Net assets	$4,698,168,815

Class IB
Net asset value, offering and redemption price per share, $593,741,514 / 25,438,552 shares outstanding (unlimited amount authorized: $0.01 par value)	$23.34

Class K
Net asset value, offering and redemption price per share, $4,104,427,301 / 174,412,888 shares outstanding (unlimited amount authorized: $0.01 par value)	$23.53

(x)	Includes value of securities on loan of $255,623,959.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends ($297,620 of dividend income received from affiliates) (net of $69,875 foreign withholding tax)	$45,727,295
Interest	652,033
Securities lending (net)	5,194,487

Total income	51,573,815

EXPENSES
Investment management fees	16,712,718
Administrative fees	4,720,212
Distribution fees – Class IB	1,230,379
Printing and mailing expenses	270,448
Professional fees	166,227
Custodian fees	131,000
Trustees’ fees	120,929
Miscellaneous	90,009

Total expenses	23,441,922

NET INVESTMENT INCOME (LOSS)	28,131,893

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($275,293 realized gain (loss) from affiliates)	166,504,568
Futures contracts	62,496,366

Net realized gain (loss)	229,000,934

Change in unrealized appreciation (depreciation) on:
Investments in securities ($1,457,074 of change in unrealized appreciation (depreciation) from affiliates)	610,042,865
Futures contracts	8,639,698

Net change in unrealized appreciation (depreciation)	618,682,563

NET REALIZED AND UNREALIZED GAIN (LOSS)	847,683,497

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$875,815,390

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$28,131,893	$34,375,964
Net realized gain (loss)	229,000,934	204,347,042
Net change in unrealized appreciation (depreciation)	618,682,563	548,366,635

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	875,815,390	787,089,641

Distributions to shareholders:
Class IB	(29,921,316)	(26,700,459)
Class K	(210,787,121)	(164,496,921)

Total distributions to shareholders	(240,708,437)	(191,197,380)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,081,731 and 697,375 shares, respectively ]	18,727,913	13,650,709
Capital shares issued in reinvestment of dividends and distributions [ 1,336,723 and 1,318,576 shares, respectively ]	29,921,316	26,700,459
Capital shares repurchased [ (3,934,119) and (3,558,841) shares, respectively ]	(76,907,029)	(71,165,189)

Total Class IB transactions	(28,257,800)	(30,814,021)

Class K
Capital shares sold [ 52,486,256 and 20,471,211 shares, respectively ]	871,099,095	399,444,944
Capital shares issued in reinvestment of dividends and distributions [ 9,339,109 and 8,065,826 shares, respectively ]	210,787,121	164,496,921
Capital shares repurchased [ (46,861,211) and (23,401,369) shares, respectively ]	(860,482,453)	(463,028,228)

Total Class K transactions	221,403,763	100,913,637

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	193,145,963	70,099,616

TOTAL INCREASE (DECREASE) IN NET ASSETS	828,252,916	665,991,877
NET ASSETS:
Beginning of year	3,869,915,899	3,203,924,022

End of year	$4,698,168,815	$3,869,915,899

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/2000 MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$20.63	$17.43	$21.40	$20.03	$17.02

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.15	0.15	0.11	0.12
Net realized and unrealized gain (loss)	3.82	4.09	(2.59)	2.62	3.37

Total from investment operations	3.92	4.24	(2.44)	2.73	3.49

Less distributions:
Dividends from net investment income	(0.15)	(0.17)	(0.16)	(0.13)	(0.12)
Distributions from net realized gains	(1.06)	(0.87)	(1.36)	(1.23)	(0.36)
Return of capital	—	—	(0.01)	—	—

Total dividends and distributions	(1.21)	(1.04)	(1.53)	(1.36)	(0.48)

Net asset value, end of year	$23.34	$20.63	$17.43	$21.40	$20.03

Total return	19.31%	24.41%	(11.91)%	13.90%	20.49%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$593,742	$556,136	$496,605	$634,474	$628,298
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.83%	0.83%	0.83%	0.84%	0.84%
Before waivers and reimbursements (f)	0.83%	0.83%	0.83%	0.84%	0.85%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.52%	0.75%	0.66%	0.55%	0.69%
Before waivers and reimbursements (f)	0.52%	0.75%	0.66%	0.55%	0.68%
Portfolio turnover rate^	32%	18%	19%	16%	18%

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$20.78	$17.54	$21.54	$20.16	$17.12

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.20	0.21	0.17	0.17
Net realized and unrealized gain (loss)	3.86	4.13	(2.62)	2.63	3.40

Total from investment operations	4.01	4.33	(2.41)	2.80	3.57

Less distributions:
Dividends from net investment income	(0.20)	(0.22)	(0.22)	(0.19)	(0.17)
Distributions from net realized gains	(1.06)	(0.87)	(1.36)	(1.23)	(0.36)
Return of capital	—	—	(0.01)	—	—

Total dividends and distributions	(1.26)	(1.09)	(1.59)	(1.42)	(0.53)

Net asset value, end of year	$23.53	$20.78	$17.54	$21.54	$20.16

Total return	19.59%	24.77%	(11.72)%	14.12%	20.86%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,104,427	$3,313,780	$2,707,319	$2,870,504	$2,490,931
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.58%	0.58%	0.58%	0.59%	0.59%
Before waivers and reimbursements (f)	0.58%	0.58%	0.58%	0.59%	0.60%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.77%	1.00%	0.93%	0.80%	0.95%
Before waivers and reimbursements (f)	0.77%	1.00%	0.93%	0.80%	0.94%
Portfolio turnover rate^	32%	18%	19%	16%	18%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IB Shares	6.63%	6.57%	4.05%
Portfolio – Class K Shares*	6.90	6.83	5.92
International Proxy Index	4.79	6.92	5.19
MSCI EAFE® Index	7.82	7.45	5.51

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 6.63% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the International Proxy Index and the MSCI EAFE® Index, which returned 4.79% and 7.82%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were Information Technology, Consumer Discretionary, Health Care, Industrials and Materials.

•	The five stocks that contributed most to performance were ASML Holdings, Softbank, LVMH Moet Hennessy, Sony and Nestle.

What hurt performance during the year:

•	The sectors that detracted from performance were Energy, Financials, Real Estate, Funds and Investment Trusts and Utilities.

•	The five stocks that detracted most from performance were HSBC, BP, Royal Dutch Shell A Shares, Royal Dutch Shell B Shares and Airbus.

How did derivatives contribute/detract from performance during the year?

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark. The Portfolio reduced its equity exposure at certain points of the year during which volatility was relatively high, de-equitizing by as much as 46% for 62 days.

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2020	Market Value	% of Net Assets
Financials	$354,411,423	14.5%
Industrials	331,134,635	13.6
Health Care	279,444,949	11.4
Consumer Discretionary	272,009,598	11.1
Consumer Staples	238,234,011	9.8
Information Technology	194,108,828	8.0
Materials	170,903,758	7.0
Communication Services	113,987,052	4.7
Utilities	84,400,936	3.5
Energy	68,085,178	2.8
Real Estate	67,217,475	2.7
Repurchase Agreements	8,932,317	0.4
Cash and Other	256,150,618	10.5

		100.0%

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,207.50	$5.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.44	4.75
Class K
Actual	1,000.00	1,208.80	3.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.70	3.48

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 0.93% and 0.68%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Australia (7.1%)
Afterpay Ltd.*	30,003	$2,729,436
AGL Energy Ltd.	86,034	792,619
AMP Ltd.	438,333	527,175
Ampol Ltd.	33,046	724,051
APA Group	159,651	1,187,750
Aristocrat Leisure Ltd.	81,079	1,937,743
ASX Ltd.	26,680	1,480,964
Aurizon Holdings Ltd.	256,915	772,468
AusNet Services	286,920	388,208
Australia & New Zealand Banking Group Ltd.	388,192	6,793,579
BHP Group Ltd.	403,770	13,207,885
BHP Group plc	291,128	7,663,763
BlueScope Steel Ltd.	66,740	899,402
Brambles Ltd.	203,279	1,661,210
CIMIC Group Ltd.*	14,096	264,836
Coca-Cola Amatil Ltd.	74,020	737,860
Cochlear Ltd.	9,386	1,367,630
Coles Group Ltd.	186,440	2,607,370
Commonwealth Bank of Australia	242,999	15,382,494
Computershare Ltd.	69,632	783,232
Crown Resorts Ltd.	50,451	374,561
CSL Ltd.	62,438	13,631,316
Dexus (REIT)	146,591	1,062,335
Evolution Mining Ltd.	226,492	871,324
Fortescue Metals Group Ltd.	232,021	4,191,079
Glencore plc*	1,365,588	4,351,139
Goodman Group (REIT)	226,009	3,294,909
GPT Group (The) (REIT)	281,633	977,062
Insurance Australia Group Ltd.	330,212	1,196,512
Lendlease Corp. Ltd.	96,322	972,799
Macquarie Group Ltd.	47,746	5,097,418
Magellan Financial Group Ltd.	18,595	769,260
Medibank Pvt Ltd.	370,442	859,633
Mirvac Group (REIT)	572,315	1,164,837
National Australia Bank Ltd.	450,206	7,844,151
Newcrest Mining Ltd.	114,356	2,272,836
Northern Star Resources Ltd.	94,172	921,318
Oil Search Ltd.	260,391	744,777
Orica Ltd.	53,155	620,845
Origin Energy Ltd.	243,648	894,120
Qantas Airways Ltd.	105,752	395,418
QBE Insurance Group Ltd.	199,328	1,310,821
Ramsay Health Care Ltd.	25,637	1,228,978
REA Group Ltd.	7,127	817,920
Rio Tinto Ltd.	50,033	4,390,758
Rio Tinto plc	155,403	11,624,494
Santos Ltd.	244,387	1,181,332
Scentre Group (REIT)	752,599	1,613,001
SEEK Ltd.	47,949	1,054,648
Sonic Healthcare Ltd.	62,270	1,543,427
South32 Ltd.	633,261	1,205,885
Stockland (REIT)	323,895	1,043,775
Suncorp Group Ltd.	175,286	1,316,232
Sydney Airport*	194,668	962,008
Tabcorp Holdings Ltd.	298,165	896,494
Telstra Corp. Ltd.	584,924	1,343,823
TPG Telecom Ltd.*	57,915	322,370

Transurban Group	375,613	3,955,647
Treasury Wine Estates Ltd.	93,363	676,595
Vicinity Centres (REIT)	475,722	588,646
Washington H Soul Pattinson & Co. Ltd. (x)	15,028	348,618
Wesfarmers Ltd.	153,966	5,982,484
Westpac Banking Corp.	494,741	7,388,117
WiseTech Global Ltd.	20,729	491,416
Woodside Petroleum Ltd.	133,971	2,348,700
Woolworths Group Ltd.	173,130	5,246,885

		173,300,398

Austria (0.2%)
Erste Group Bank AG	38,823	1,182,857
OMV AG	21,245	856,480
Raiffeisen Bank International AG*	21,501	438,129
Verbund AG	9,978	851,445
voestalpine AG	17,026	609,435

		3,938,346

Belgium (0.8%)
Ageas SA/NV	24,567	1,307,935
Anheuser-Busch InBev SA/NV	104,587	7,284,094
Elia Group SA/NV	4,788	570,303
Etablissements Franz Colruyt NV	7,686	455,114
Galapagos NV*	5,720	562,381
Groupe Bruxelles Lambert SA (Swiss Stock exchange)	6,489	661,705
Groupe Bruxelles Lambert SA (Turquoise Stock Exchange)	9,179	925,340
KBC Group NV	33,750	2,361,694
Proximus SADP	21,281	421,427
Sofina SA	2,034	688,300
Solvay SA	10,127	1,198,565
UCB SA	17,036	1,758,200
Umicore SA (x)	27,608	1,325,146

		19,520,204

Brazil (0.0%)
Yara International ASA	23,757	986,383

Chile (0.0%)
Antofagasta plc	58,835	1,158,981

China (0.5%)
BOC Hong Kong Holdings Ltd.	513,000	1,555,057
Budweiser Brewing Co. APAC Ltd. (m)	236,500	780,966
ESR Cayman Ltd. (m)*	238,400	854,894
Prosus NV*	66,858	7,216,986
Wilmar International Ltd.	271,400	954,911

		11,362,814

Denmark (2.2%)
Ambu A/S, Class B	22,107	955,053
AP Moller – Maersk A/S, Class A	417	865,841
AP Moller – Maersk A/S, Class B	859	1,916,832
Carlsberg A/S, Class B	14,651	2,345,160
Chr Hansen Holding A/S*	14,680	1,509,348
Coloplast A/S, Class B	16,174	2,467,886
Danske Bank A/S*	93,979	1,552,588
Demant A/S*	15,562	614,572
DSV Panalpina A/S	28,474	4,767,166

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Genmab A/S*	8,845	$3,575,805
GN Store Nord A/S	17,235	1,378,257
H Lundbeck A/S	10,070	345,121
Novo Nordisk A/S, Class B	236,591	16,568,438
Novozymes A/S, Class B	28,212	1,618,425
Orsted A/S(m)	25,938	5,294,121
Pandora A/S	13,910	1,554,840
ROCKWOOL International A/S, Class B	1,142	427,003
Tryg A/S	18,861	594,708
Vestas Wind Systems A/S	26,881	6,351,389

		54,702,553

Finland (1.1%)
Elisa OYJ	20,628	1,130,733
Fortum OYJ	63,054	1,517,489
Kesko OYJ, Class B	38,700	994,726
Kone OYJ, Class B	46,511	3,776,268
Neste OYJ	57,896	4,184,307
Nokia OYJ*	775,057	2,983,519
Nordea Bank Abp (Aquis Stock Exchange)	6,394	52,117
Nordea Bank Abp (Turquoise Stock Exchange)	435,662	3,559,385
Orion OYJ, Class B	14,233	652,562
Sampo OYJ, Class A	64,308	2,715,884
Stora Enso OYJ, Class R	82,987	1,586,107
UPM-Kymmene OYJ	73,809	2,747,442
Wartsila OYJ Abp	55,498	552,563

		26,453,102

France (9.6%)
Accor SA*	23,677	856,180
Adevinta ASA*	36,641	615,366
Aeroports de Paris	4,202	544,651
Air Liquide SA	65,181	10,690,109
Airbus SE*	80,805	8,862,671
Alstom SA (x)*	35,557	2,024,655
Amundi SA (m)*	8,092	660,358
Arkema SA	9,429	1,077,021
Atos SE*	13,781	1,258,963
AXA SA‡	265,060	6,318,191
BioMerieux	5,447	767,909
BNP Paribas SA*	154,651	8,143,802
Bollore SA	124,405	513,994
Bouygues SA	31,868	1,310,046
Bureau Veritas SA*	41,455	1,102,003
Capgemini SE	21,976	3,404,197
Carrefour SA	84,940	1,455,850
Cie de Saint-Gobain	70,853	3,245,909
Cie Generale des Etablissements Michelin SCA	23,236	2,979,138
CNP Assurances*	20,188	325,054
Covivio (REIT)	6,969	641,506
Credit Agricole SA*	158,484	1,998,076
Danone SA	85,184	5,594,536
Dassault Aviation SA*	297	325,459
Dassault Systemes SE	18,045	3,662,723
Edenred	34,399	1,950,312
Eiffage SA*	11,688	1,128,584
Electricite de France SA	86,928	1,369,392
Engie SA*	250,583	3,832,681

EssilorLuxottica SA (Borsa Italiana Stock Exchange)	11,323	1,786,499
EssilorLuxottica SA (Turquoise Stock Exchange)	27,730	4,320,929
Eurazeo SE*	5,700	386,469
Faurecia SE*	11,025	564,473
Gecina SA (REIT)	6,760	1,043,030
Getlink SE*	60,889	1,054,780
Hermes International	4,362	4,687,245
Iliad SA	2,169	445,424
Ipsen SA	5,530	458,714
Kering SA	10,406	7,556,304
Klepierre SA (REIT)	27,566	619,302
La Francaise des Jeux SAEM (m)	13,236	604,911
Legrand SA	37,514	3,345,515
L’Oreal SA	34,712	13,179,758
LVMH Moet Hennessy Louis Vuitton SE	38,168	23,822,213
Natixis SA*	136,940	466,579
Orange SA	273,806	3,255,975
Orpea SA*	7,216	948,099
Pernod Ricard SA	28,788	5,514,477
Peugeot SA (x)*	84,313	2,304,132
Publicis Groupe SA	30,464	1,516,938
Remy Cointreau SA	3,014	560,777
Renault SA*	26,153	1,142,525
Safran SA*	44,094	6,245,929
Sanofi	155,849	14,983,924
Sartorius Stedim Biotech	3,888	1,383,135
Schneider Electric SE	73,827	10,669,566
SCOR SE*	23,671	764,005
SEB SA	3,334	606,874
Societe Generale SA*	114,307	2,377,006
Sodexo SA	11,958	1,011,200
Suez SA	46,512	921,643
Teleperformance	8,269	2,740,625
Thales SA	14,701	1,345,165
TOTAL SE	346,247	14,931,641
Ubisoft Entertainment SA*	13,035	1,255,465
Unibail-Rodamco-Westfield (REIT)	18,975	1,497,017
Valeo SA	31,601	1,246,181
Veolia Environnement SA	71,505	1,747,955
Vinci SA	71,413	7,097,984
Vivendi SA	113,562	3,659,777
Wendel SE	3,922	469,309
Worldline SA (m)(x)*	32,601	3,150,317

		234,349,122

Germany (8.4%)
adidas AG*	26,114	9,503,656
Allianz SE (Registered)	57,254	14,037,831
Aroundtown SA	134,473	1,005,387
BASF SE	126,013	9,963,242
Bayer AG (Registered)	134,812	7,930,795
Bayerische Motoren Werke AG	45,051	3,975,290
Bayerische Motoren Werke AG (Preference) (q)	8,023	541,032
Bechtle AG	3,868	843,001
Beiersdorf AG	13,384	1,544,147
Brenntag AG	22,254	1,721,999
Carl Zeiss Meditec AG	5,130	682,483
Commerzbank AG*	133,548	859,142

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Continental AG	14,891	$2,205,730
Covestro AG (m)	24,229	1,494,176
Daimler AG (Registered)	117,146	8,270,408
Delivery Hero SE (m)*	18,165	2,818,292
Deutsche Bank AG (Registered)*	268,827	2,938,964
Deutsche Boerse AG	26,048	4,431,149
Deutsche Lufthansa AG (Registered)*	36,165	477,817
Deutsche Post AG (Registered)	136,295	6,743,444
Deutsche Telekom AG (Registered)	456,764	8,344,976
Deutsche Wohnen SE	47,570	2,538,996
E.ON SE	306,876	3,398,049
Evonik Industries AG	27,696	902,713
Fresenius Medical Care AG & Co. KGaA	28,894	2,407,348
Fresenius SE & Co. KGaA	57,029	2,636,293
FUCHS PETROLUB SE (Preference) (q)	9,892	561,207
GEA Group AG	21,057	753,207
Hannover Rueck SE	8,528	1,357,496
HeidelbergCement AG	21,127	1,580,076
HelloFresh SE*	20,940	1,616,741
Henkel AG & Co. KGaA	13,666	1,316,406
Henkel AG & Co. KGaA (Preference) (q)	25,258	2,848,049
HOCHTIEF AG	3,646	354,326
Infineon Technologies AG	178,823	6,857,432
Just Eat Takeaway.com NV (m)*	17,039	1,923,370
KION Group AG	9,779	850,114
Knorr-Bremse AG	10,082	1,375,526
LANXESS AG	12,386	949,644
LEG Immobilien AG	9,929	1,541,208
Merck KGaA	17,661	3,028,130
MTU Aero Engines AG	7,168	1,868,698
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	19,249	5,709,573
Nemetschek SE	7,573	558,794
Porsche Automobil Holding SE (Preference) (q)	20,206	1,392,215
Puma SE*	13,534	1,525,740
Rational AG	725	674,458
RWE AG	87,932	3,713,583
SAP SE	143,478	18,793,511
Sartorius AG (Preference) (q)	4,845	2,033,732
Scout24 AG (m)	15,392	1,260,784
Siemens AG (Registered)	105,148	15,095,921
Siemens Energy AG*	57,358	2,102,142
Siemens Healthineers AG (m)	36,658	1,880,001
Symrise AG	17,607	2,331,640
TeamViewer AG (m)*	20,012	1,071,541
Telefonica Deutschland Holding AG	147,959	407,601
Uniper SE	27,538	950,044
United Internet AG (Registered)	14,883	626,000
Volkswagen AG	4,397	913,708
Volkswagen AG (Preference) (q)	25,375	4,724,924
Vonovia SE	71,330	5,207,504
Zalando SE (m)*	21,302	2,369,708

		204,341,114

Hong Kong (2.5%)
AIA Group Ltd.	1,668,812	20,449,940
ASM Pacific Technology Ltd.	43,900	579,297
Bank of East Asia Ltd. (The)	158,000	337,504
CK Asset Holdings Ltd.	346,652	1,779,663
CK Infrastructure Holdings Ltd.	85,000	456,662
CLP Holdings Ltd.	224,000	2,071,706
Hang Lung Properties Ltd.	278,000	733,330
Hang Seng Bank Ltd.	101,500	1,750,485
Henderson Land Development Co. Ltd.	212,025	827,320
HK Electric Investments & HK Electric Investments Ltd. (m)	333,500	328,232
HKT Trust & HKT Ltd.	516,013	669,607
Hong Kong & China Gas Co. Ltd.	1,516,688	2,265,509
Hong Kong Exchanges & Clearing Ltd.	167,058	9,158,350
Hongkong Land Holdings Ltd. (Bermuda Stock Exchange)	143,700	566,178
Hongkong Land Holdings Ltd. (Singapore Stock Exchange)	600	2,478
Jardine Matheson Holdings Ltd. (London Stock Exchange)	28,000	1,516,480
Jardine Matheson Holdings Ltd. (Singapore Stock Exchange)	1,700	95,200
Jardine Strategic Holdings Ltd. (Quotrix Stock Exchange)	29,300	704,958
Jardine Strategic Holdings Ltd. (Singapore Stock Exchange)	2,800	69,664
Link REIT (REIT)	279,500	2,545,350
Melco Resorts & Entertainment Ltd. (ADR)	26,196	485,936
MTR Corp. Ltd.	226,000	1,263,743
New World Development Co. Ltd.	212,621	990,089
PCCW Ltd.	639,000	384,927
Power Assets Holdings Ltd.	187,000	1,013,099
Sino Land Co. Ltd.	403,172	525,258
Sun Hung Kai Properties Ltd.	181,000	2,334,746
Swire Pacific Ltd., Class A	73,000	404,904
Swire Properties Ltd.	138,800	403,736
Techtronic Industries Co. Ltd.	191,500	2,732,027
WH Group Ltd. (m)	1,253,500	1,050,990
Wharf Real Estate Investment Co. Ltd.	224,900	1,170,561
Xinyi Glass Holdings Ltd.	258,000	720,508

		60,388,437

Ireland (0.6%)
CRH plc	108,591	4,513,100
Flutter Entertainment plc	22,521	4,591,883
Kerry Group plc, Class A	22,546	3,263,883
Kingspan Group plc	21,305	1,493,964
Smurfit Kappa Group plc	31,677	1,472,080

		15,334,910

Israel (0.5%)
Azrieli Group Ltd.	4,926	312,871
Bank Hapoalim BM*	154,807	1,059,362
Bank Leumi Le-Israel BM	205,642	1,209,489
Check Point Software Technologies Ltd.*	15,317	2,035,783

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Elbit Systems Ltd. (x)	3,809	$501,513
ICL Group Ltd.	96,042	488,960
Isracard Ltd.	1	3
Israel Discount Bank Ltd., Class A	170,994	657,700
Mizrahi Tefahot Bank Ltd.	17,011	393,056
Nice Ltd.*	8,774	2,457,359
Teva Pharmaceutical Industries Ltd. (ADR)*	150,353	1,450,907
Wix.com Ltd.*	7,243	1,810,460

		12,377,463

Italy (1.9%)
Amplifon SpA*	17,642	733,642
Assicurazioni Generali SpA	147,733	2,573,616
Atlantia SpA*	69,529	1,249,894
Davide Campari-Milano NV	79,061	902,103
DiaSorin SpA	3,478	722,738
Enel SpA	1,120,139	11,325,026
Eni SpA	348,870	3,643,132
Ferrari NV	17,309	3,989,106
FinecoBank Banca Fineco SpA*	81,762	1,338,453
Infrastrutture Wireless Italiane SpA (m)	37,216	451,467
Intesa Sanpaolo SpA*	2,283,189	5,334,734
Mediobanca Banca di Credito Finanziario SpA*	81,255	748,459
Moncler SpA*	26,080	1,597,492
Nexi SpA (m)*	58,185	1,161,475
Poste Italiane SpA (m)	75,196	764,302
Prysmian SpA	34,240	1,216,396
Recordati Industria Chimica e Farmaceutica SpA	15,694	869,093
Snam SpA	268,166	1,507,311
Telecom Italia SpA (Aquis Stock Exchange)	879,274	455,231
Telecom Italia SpA (Turquoise Stock Exchange)	1,086,535	500,948
Terna Rete Elettrica Nazionale SpA	200,001	1,527,070
UniCredit SpA*	292,006	2,728,264

		45,339,952

Japan (22.6%)
ABC-Mart, Inc.	4,700	261,275
Acom Co. Ltd.	50,400	215,257
Advantest Corp.	27,100	2,028,793
Aeon Co. Ltd.	90,500	2,966,854
Aeon Mall Co. Ltd.	13,230	218,076
AGC, Inc.	28,100	979,710
Air Water, Inc.	24,200	429,837
Aisin Seiki Co. Ltd.	20,300	608,479
Ajinomoto Co., Inc.	62,300	1,410,355
Alfresa Holdings Corp.	22,300	407,968
Amada Co. Ltd.	48,000	526,696
ANA Holdings, Inc. (x)	16,000	352,835
Asahi Group Holdings Ltd.	62,700	2,577,103
Asahi Intecc Co. Ltd.	26,300	958,980
Asahi Kasei Corp.	173,800	1,774,946
Astellas Pharma, Inc.	255,900	3,950,459
Azbil Corp.	17,500	955,886
Bandai Namco Holdings, Inc.	27,000	2,334,047
Bank of Kyoto Ltd. (The)	8,600	447,262

Bridgestone Corp.	72,100	2,362,950
Brother Industries Ltd.	28,000	576,514
Calbee, Inc.	11,600	349,387
Canon, Inc. (x)	136,000	2,605,278
Capcom Co. Ltd.	12,500	811,099
Casio Computer Co. Ltd.	25,000	456,636
Central Japan Railway Co.	19,800	2,797,753
Chiba Bank Ltd. (The)	74,600	410,370
Chubu Electric Power Co., Inc.	83,600	1,006,390
Chugai Pharmaceutical Co. Ltd.	92,400	4,924,480
Chugoku Electric Power Co., Inc. (The) (x)	39,900	467,184
Coca-Cola Bottlers Japan Holdings, Inc.	17,900	278,932
Concordia Financial Group Ltd.	138,600	487,258
Cosmos Pharmaceutical Corp.	2,400	387,700
CyberAgent, Inc.	13,500	929,592
Dai Nippon Printing Co. Ltd.	30,800	553,329
Daifuku Co. Ltd.	14,300	1,767,159
Dai-ichi Life Holdings, Inc.	155,100	2,331,269
Daiichi Sankyo Co. Ltd.	234,100	8,014,561
Daikin Industries Ltd.	34,200	7,591,536
Daito Trust Construction Co. Ltd.	8,900	830,914
Daiwa House Industry Co. Ltd.	77,400	2,296,776
Daiwa House REIT Investment Corp. (REIT)	264	652,489
Daiwa Securities Group, Inc.	199,700	909,002
Denso Corp.	59,300	3,522,795
Dentsu Group, Inc.	28,381	842,456
Disco Corp.	4,200	1,413,491
East Japan Railway Co.	41,309	2,754,467
Eisai Co. Ltd.	34,700	2,477,443
ENEOS Holdings, Inc.	423,090	1,517,723
FANUC Corp.	26,400	6,483,986
Fast Retailing Co. Ltd.	8,100	7,253,954
Fuji Electric Co. Ltd.	17,900	644,022
FUJIFILM Holdings Corp.	50,300	2,649,086
Fujitsu Ltd.	27,700	3,998,533
Fukuoka Financial Group, Inc.	24,000	426,052
GLP J-REIT (REIT)*	495	779,497
GMO Payment Gateway, Inc.	5,100	683,589
Hakuhodo DY Holdings, Inc.	33,300	456,341
Hamamatsu Photonics KK	19,200	1,097,090
Hankyu Hanshin Holdings, Inc.	33,600	1,116,149
Harmonic Drive Systems, Inc.	5,500	491,114
Hikari Tsushin, Inc.	2,600	608,862
Hino Motors Ltd.	37,100	315,829
Hirose Electric Co. Ltd.	4,824	731,157
Hisamitsu Pharmaceutical Co., Inc.	7,600	451,194
Hitachi Construction Machinery Co. Ltd.	15,400	436,996
Hitachi Ltd.	132,900	5,232,081
Hitachi Metals Ltd.	31,200	473,190
Honda Motor Co. Ltd.	224,200	6,247,983
Hoshizaki Corp.	6,900	632,831
Hoya Corp.	51,700	7,145,020
Hulic Co. Ltd.	42,200	463,054
Ibiden Co. Ltd.	15,000	699,482
Idemitsu Kosan Co. Ltd.	24,077	529,319
Iida Group Holdings Co. Ltd.	20,800	419,807

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Inpex Corp. (x)	149,700	$806,094
Isuzu Motors Ltd.	81,300	771,624
Ito En Ltd.	6,900	436,366
ITOCHU Corp.	185,000	5,310,542
Itochu Techno-Solutions Corp.	14,200	506,774
Japan Airlines Co. Ltd.	16,538	319,532
Japan Airport Terminal Co. Ltd.	7,000	423,708
Japan Exchange Group, Inc.	69,000	1,762,840
Japan Post Bank Co. Ltd.	51,600	423,274
Japan Post Holdings Co. Ltd.	206,100	1,602,412
Japan Post Insurance Co. Ltd.	26,300	537,946
Japan Real Estate Investment Corp. (REIT)	196	1,131,335
Japan Retail Fund Investment Corp. (REIT)	378	686,774
Japan Tobacco, Inc. (x)	163,900	3,336,573
JFE Holdings, Inc.	71,700	686,065
JSR Corp.	29,300	815,536
Kajima Corp.	59,800	800,384
Kakaku.com, Inc.	16,200	444,008
Kansai Electric Power Co., Inc. (The)	100,900	951,492
Kansai Paint Co. Ltd.	25,400	781,028
Kao Corp. (x)	66,800	5,156,128
KDDI Corp.	222,200	6,597,891
Keihan Holdings Co. Ltd.	12,699	608,170
Keikyu Corp.	27,800	476,279
Keio Corp.	13,600	1,053,702
Keisei Electric Railway Co. Ltd.	18,500	625,297
Keyence Corp.	25,140	14,121,544
Kikkoman Corp.	20,400	1,416,571
Kintetsu Group Holdings Co. Ltd.	23,500	1,028,715
Kirin Holdings Co. Ltd.	114,700	2,703,790
Kobayashi Pharmaceutical Co. Ltd.	7,100	867,086
Kobe Bussan Co. Ltd.	15,700	483,521
Koei Tecmo Holdings Co. Ltd.	6,400	390,490
Koito Manufacturing Co. Ltd.	15,400	1,047,000
Komatsu Ltd.	120,000	3,274,418
Konami Holdings Corp.	13,300	747,082
Kose Corp.	4,700	801,123
Kubota Corp. (x)	145,400	3,169,778
Kuraray Co. Ltd.	47,200	501,461
Kurita Water Industries Ltd.	14,100	538,710
Kyocera Corp.	43,700	2,677,315
Kyowa Kirin Co. Ltd.	37,800	1,030,160
Kyushu Electric Power Co., Inc.	55,200	474,724
Kyushu Railway Co.	18,800	405,114
Lasertec Corp.	9,500	1,114,183
Lawson, Inc.	7,700	358,322
Lion Corp.	29,800	720,937
Lixil Corp.	34,000	735,616
M3, Inc.	60,500	5,708,697
Makita Corp.	32,000	1,602,247
Marubeni Corp.	232,400	1,544,232
Marui Group Co. Ltd.	26,700	468,553
Mazda Motor Corp.	83,900	562,286
McDonald’s Holdings Co. Japan Ltd. (x)	8,076	391,071
Medipal Holdings Corp.	27,100	508,642
Meiji Holdings Co. Ltd.	15,222	1,070,280

Mercari, Inc.*	11,900	527,263
Minebea Mitsumi, Inc.	51,400	1,019,488
MISUMI Group, Inc.	39,600	1,298,203
Mitsubishi Chemical Holdings Corp.	182,400	1,102,650
Mitsubishi Corp.	183,400	4,513,287
Mitsubishi Electric Corp.	252,100	3,801,459
Mitsubishi Estate Co. Ltd.	161,300	2,588,486
Mitsubishi Gas Chemical Co., Inc.	19,200	440,509
Mitsubishi Heavy Industries Ltd.	47,099	1,439,586
Mitsubishi UFJ Financial Group, Inc.	1,686,300	7,448,757
Mitsubishi UFJ Lease & Finance Co. Ltd.	59,300	284,282
Mitsui & Co. Ltd.	224,100	4,100,886
Mitsui Chemicals, Inc.	24,400	714,832
Mitsui Fudosan Co. Ltd.	125,700	2,627,703
Miura Co. Ltd.	11,600	647,097
Mizuho Financial Group, Inc.	329,643	4,174,212
MonotaRO Co. Ltd.	18,200	925,379
MS&AD Insurance Group Holdings, Inc.	62,180	1,891,505
Murata Manufacturing Co. Ltd.	79,100	7,139,722
Nabtesco Corp.	15,000	656,627
Nagoya Railroad Co. Ltd. (x)	26,200	690,682
NEC Corp.	34,000	1,824,222
Nexon Co. Ltd.	69,000	2,125,030
NGK Insulators Ltd.	37,200	573,555
NGK Spark Plug Co. Ltd.	21,400	365,389
NH Foods Ltd.	9,700	426,498
Nidec Corp.	61,600	7,743,625
Nihon M&A Center, Inc.	21,400	1,430,052
Nintendo Co. Ltd.	15,400	9,818,236
Nippon Building Fund, Inc. (REIT)	191	1,106,174
Nippon Express Co. Ltd.	9,900	664,442
Nippon Paint Holdings Co. Ltd.	19,800	2,172,621
Nippon Prologis REIT, Inc. (REIT)*	259	807,690
Nippon Sanso Holdings Corp.	17,200	319,163
Nippon Shinyaku Co. Ltd.	6,600	432,734
Nippon Steel Corp.*	115,508	1,485,590
Nippon Telegraph & Telephone Corp.	177,496	4,547,631
Nippon Yusen KK	24,000	558,307
Nissan Chemical Corp.	17,300	1,082,350
Nissan Motor Co. Ltd.	323,100	1,752,322
Nisshin Seifun Group, Inc.	29,315	465,894
Nissin Foods Holdings Co. Ltd.	8,000	684,906
Nitori Holdings Co. Ltd.	10,900	2,282,291
Nitto Denko Corp.	21,300	1,904,014
Nomura Holdings, Inc.	431,600	2,278,069
Nomura Real Estate Holdings, Inc.	14,100	311,755
Nomura Real Estate Master Fund, Inc. (REIT)	602	860,541
Nomura Research Institute Ltd.	43,198	1,545,849
NSK Ltd.	51,800	449,497
NTT Data Corp.	92,600	1,265,397
Obayashi Corp.	84,300	726,619
Obic Co. Ltd.	9,700	1,947,421
Odakyu Electric Railway Co. Ltd.	38,400	1,204,939
Oji Holdings Corp.	108,400	616,249

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Olympus Corp.	158,800	$3,470,362
Omron Corp.	26,200	2,334,415
Ono Pharmaceutical Co. Ltd.	53,700	1,616,383
Oracle Corp.	4,900	638,274
Oriental Land Co. Ltd.	27,500	4,538,279
ORIX Corp.	179,200	2,749,914
Orix JREIT, Inc. (REIT)	362	597,753
Osaka Gas Co. Ltd.	51,800	1,059,528
Otsuka Corp.	15,200	802,286
Otsuka Holdings Co. Ltd.	54,400	2,327,628
Pan Pacific International Holdings Corp.	60,100	1,389,945
Panasonic Corp.	303,000	3,493,502
PeptiDream, Inc.*	13,700	695,250
Persol Holdings Co. Ltd.	24,800	446,979
Pigeon Corp. (x)	14,900	614,009
Pola Orbis Holdings, Inc.	14,900	302,170
Rakuten, Inc.	115,800	1,114,766
Recruit Holdings Co. Ltd.	186,400	7,800,440
Renesas Electronics Corp.*	97,400	1,017,816
Resona Holdings, Inc.	292,705	1,021,654
Ricoh Co. Ltd.	83,800	549,442
Rinnai Corp.	5,000	580,117
Rohm Co. Ltd.	11,800	1,141,659
Ryohin Keikaku Co. Ltd.	34,000	693,138
Santen Pharmaceutical Co. Ltd.	48,200	781,899
SBI Holdings, Inc.	30,220	716,172
SCSK Corp.	8,100	462,835
Secom Co. Ltd.	28,600	2,636,058
Sega Sammy Holdings, Inc.	20,300	319,869
Seibu Holdings, Inc.	29,000	283,948
Seiko Epson Corp.	42,500	630,163
Sekisui Chemical Co. Ltd.	48,000	908,353
Sekisui House Ltd.	82,500	1,677,885
Seven & i Holdings Co. Ltd.	103,000	3,649,964
SG Holdings Co. Ltd.	41,800	1,138,362
Sharp Corp.*	30,400	460,468
Shimadzu Corp.	30,100	1,168,960
Shimamura Co. Ltd.	3,200	335,945
Shimano, Inc.	10,000	2,332,575
Shimizu Corp.	83,600	607,235
Shin-Etsu Chemical Co. Ltd.	48,800	8,525,999
Shinsei Bank Ltd.	24,200	297,886
Shionogi & Co. Ltd.	34,800	1,899,162
Shiseido Co. Ltd.	54,900	3,794,164
Shizuoka Bank Ltd. (The)	52,600	385,120
SMC Corp.	7,900	4,816,280
SoftBank Corp.	395,600	4,953,860
SoftBank Group Corp.	215,500	16,817,578
Sohgo Security Services Co. Ltd.	10,400	538,860
Sompo Holdings, Inc.	48,125	1,944,948
Sony Corp.	173,400	17,271,987
Square Enix Holdings Co. Ltd.	11,800	715,394
Stanley Electric Co. Ltd.	16,900	544,211
Subaru Corp.	86,500	1,727,822
SUMCO Corp.	35,600	780,231
Sumitomo Chemical Co. Ltd.	203,400	817,500
Sumitomo Corp.	160,800	2,126,506
Sumitomo Dainippon Pharma Co. Ltd. (x)	24,100	355,472
Sumitomo Electric Industries Ltd.	106,900	1,414,739
Sumitomo Metal Mining Co. Ltd.	32,199	1,427,914
Sumitomo Mitsui Financial Group, Inc.	179,697	5,548,148
Sumitomo Mitsui Trust Holdings, Inc.	47,868	1,472,826
Sumitomo Realty & Development Co. Ltd.	41,400	1,275,419
Sundrug Co. Ltd.	10,800	430,933
Suntory Beverage & Food Ltd.	19,000	671,638
Suzuken Co. Ltd.	10,320	372,801
Suzuki Motor Corp.	50,700	2,348,045
Sysmex Corp.	23,000	2,762,094
T&D Holdings, Inc.	80,100	944,087
Taiheiyo Cement Corp.	13,200	329,696
Taisei Corp.	26,600	915,820
Taisho Pharmaceutical Holdings Co. Ltd.	5,000	336,545
Takeda Pharmaceutical Co. Ltd.	216,963	7,890,137
TDK Corp.	17,600	2,648,821
Teijin Ltd.	27,800	522,319
Terumo Corp.	90,100	3,762,638
THK Co. Ltd.	17,100	551,479
TIS, Inc.	29,500	603,971
Tobu Railway Co. Ltd.	25,300	753,450
Toho Co. Ltd.	16,100	678,272
Toho Gas Co. Ltd.	9,100	601,937
Tohoku Electric Power Co., Inc.	63,400	521,912
Tokio Marine Holdings, Inc.	87,200	4,482,665
Tokyo Century Corp.	5,800	459,484
Tokyo Electric Power Co. Holdings, Inc.*	217,700	573,477
Tokyo Electron Ltd.	20,600	7,661,033
Tokyo Gas Co. Ltd.	52,600	1,214,454
Tokyu Corp.	70,300	872,154
Tokyu Fudosan Holdings Corp.	81,900	436,250
Toppan Printing Co. Ltd.	38,600	543,925
Toray Industries, Inc.	187,000	1,106,371
Toshiba Corp.	50,700	1,416,585
Tosoh Corp.	37,700	587,106
TOTO Ltd.	19,200	1,152,874
Toyo Suisan Kaisha Ltd.	12,900	627,166
Toyoda Gosei Co. Ltd.	8,500	246,550
Toyota Industries Corp.	19,900	1,578,432
Toyota Motor Corp.	291,770	22,484,276
Toyota Tsusho Corp.	28,700	1,157,673
Trend Micro, Inc. (x)	18,600	1,070,011
Tsuruha Holdings, Inc.	5,000	710,861
Unicharm Corp.	54,700	2,591,568
United Urban Investment Corp. (REIT)	428	528,912
USS Co. Ltd.	31,900	644,457
Welcia Holdings Co. Ltd.	13,200	497,932
West Japan Railway Co.	21,600	1,129,421
Yakult Honsha Co. Ltd.	17,900	901,458
Yamada Holdings Co. Ltd.	92,500	490,921
Yamaha Corp.	18,600	1,093,429
Yamaha Motor Co. Ltd.	37,600	766,165
Yamato Holdings Co. Ltd.	42,700	1,088,022
Yamazaki Baking Co. Ltd.	17,000	283,841
Yaskawa Electric Corp.	33,500	1,664,375
Yokogawa Electric Corp.	28,100	558,979

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Z Holdings Corp.	359,100	$2,171,537
ZOZO, Inc.	14,300	353,016

		550,875,499

Jordan (0.0%)
Hikma Pharmaceuticals plc	22,414	771,796

Luxembourg (0.2%)
ArcelorMittal SA*	96,672	2,229,716
Eurofins Scientific SE (x)*	17,877	1,498,840
SES SA (FDR)	51,078	481,474

		4,210,030

Macau (0.2%)
Galaxy Entertainment Group Ltd.	297,000	2,308,206
Sands China Ltd.	335,200	1,472,252
SJM Holdings Ltd.	289,000	323,205
Wynn Macau Ltd.*	174,000	292,227

		4,395,890

Mexico (0.0%)
Fresnillo plc	26,103	403,185

Netherlands (3.9%)
ABN AMRO Bank NV (CVA) (m)	56,700	555,526
Adyen NV (m)*	2,488	5,790,181
Aegon NV	240,238	949,430
Akzo Nobel NV	26,001	2,790,796
Altice Europe NV, Class A*	96,379	627,326
Argenx SE*	6,075	1,790,071
ASML Holding NV	58,497	28,410,060
EXOR NV	15,976	1,292,421
Heineken Holding NV	16,850	1,586,059
Heineken NV	35,515	3,957,753
ING Groep NV	535,466	4,998,376
JDE Peet’s NV (x)*	10,621	479,432
Koninklijke Ahold Delhaize NV	150,905	4,260,400
Koninklijke DSM NV	23,659	4,069,545
Koninklijke KPN NV	486,514	1,478,148
Koninklijke Philips NV*	125,348	6,704,092
Koninklijke Vopak NV	8,433	442,890
NN Group NV	37,678	1,635,422
Randstad NV*	16,891	1,098,602
Royal Dutch Shell plc, Class A	562,468	9,982,353
Royal Dutch Shell plc, Class B	509,705	8,778,290
Wolters Kluwer NV	37,063	3,126,900

		94,804,073

New Zealand (0.3%)
a2 Milk Co. Ltd. (The)*	105,155	913,204
Auckland International Airport Ltd.	170,889	931,996
Fisher & Paykel Healthcare Corp. Ltd.	81,378	1,930,442
Mercury NZ Ltd.	88,765	417,048
Meridian Energy Ltd.	172,651	921,730
Ryman Healthcare Ltd.	53,722	587,139
Spark New Zealand Ltd.	257,539	870,907
Xero Ltd.*	17,204	1,947,336

		8,519,802

Norway (0.5%)
DNB ASA	129,087	2,529,273
Equinor ASA	137,470	2,323,967

Gjensidige Forsikring ASA	24,944	556,816
Mowi ASA	58,860	1,311,165
Norsk Hydro ASA	173,869	808,283
Orkla ASA	102,381	1,038,825
Schibsted ASA, Class A*	10,712	457,627
Schibsted ASA, Class B*	12,088	450,855
Telenor ASA	94,829	1,613,617

		11,090,428

Portugal (0.1%)
EDP – Energias de Portugal SA	372,222	2,344,562
Galp Energia SGPS SA	73,354	784,471
Jeronimo Martins SGPS SA	30,166	509,299

		3,638,332

Russia (0.0%)
Evraz plc	74,191	478,467

Singapore (0.9%)
Ascendas REIT (REIT)	428,866	967,025
CapitaLand Integrated Commercial Trust (REIT)	626,619	1,024,135
CapitaLand Ltd.	327,700	813,299
City Developments Ltd.	65,700	396,208
DBS Group Holdings Ltd.	248,800	4,713,947
Genting Singapore Ltd.	744,641	478,923
Keppel Corp. Ltd.	186,200	757,987
Mapletree Commercial Trust (REIT)	300,400	484,150
Mapletree Logistics Trust (REIT)	421,458	640,989
Oversea-Chinese Banking Corp. Ltd.	460,506	3,505,365
Singapore Airlines Ltd.*	164,400	532,409
Singapore Exchange Ltd.	109,200	766,780
Singapore Technologies Engineering Ltd.	207,400	599,476
Singapore Telecommunications Ltd.	1,149,800	2,009,714
Suntec REIT (REIT)	250,000	281,855
United Overseas Bank Ltd.	160,575	2,744,695
UOL Group Ltd.	71,211	415,434
Venture Corp. Ltd.	36,400	534,873

		21,667,264

South Africa (0.2%)
Anglo American plc	167,945	5,568,223

Spain (2.2%)
ACS Actividades de Construccion y Servicios SA	36,532	1,211,686
Aena SME SA (m)*	8,990	1,561,731
Amadeus IT Group SA	61,776	4,494,913
Banco Bilbao Vizcaya Argentaria SA	915,554	4,513,093
Banco Santander SA	2,381,975	7,385,427
CaixaBank SA	485,447	1,245,990
Cellnex Telecom SA(m)	43,161	2,589,981
Enagas SA	30,951	679,280
Endesa SA	45,046	1,229,930
Ferrovial SA	66,336	1,831,490
Grifols SA (x)	40,465	1,180,486
Iberdrola SA	828,419	11,840,846
Industria de Diseno Textil SA	149,182	4,745,743

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Naturgy Energy Group SA	41,253	$955,522
Red Electrica Corp. SA (x)	60,889	1,247,809
Repsol SA	208,945	2,105,876
Siemens Gamesa Renewable Energy SA	32,621	1,318,684
Telefonica SA	653,144	2,589,229
Telefonica SA (r)*	38,940	154,368

		52,882,084

Sweden (2.8%)
Alfa Laval AB*	45,404	1,248,836
Assa Abloy AB, Class B	141,342	3,478,749
Atlas Copco AB, Class A	91,432	4,679,617
Atlas Copco AB, Class B	54,069	2,420,343
Boliden AB	37,852	1,340,618
Electrolux AB	30,895	718,528
Epiroc AB, Class A	87,114	1,584,497
Epiroc AB, Class B	53,606	905,639
EQT AB (x)	32,196	823,331
Essity AB, Class B	84,138	2,704,859
Evolution Gaming Group AB (m)	21,531	2,184,608
Fastighets AB Balder, Class B*	14,348	747,953
Hennes & Mauritz AB, Class B	109,273	2,284,379
Hexagon AB, Class B	38,121	3,474,054
Husqvarna AB, Class B	52,123	674,692
ICA Gruppen AB	13,090	653,736
Industrivarden AB, Class A*	15,139	504,535
Industrivarden AB, Class C*	20,811	671,559
Investment AB Latour, Class B	22,792	553,207
Investor AB, Class B	62,442	4,547,529
Kinnevik AB, Class B*	32,560	1,644,304
L E Lundbergforetagen AB, Class B*	11,108	594,850
Lundin Energy AB	27,200	734,912
Nibe Industrier AB, Class B	44,293	1,451,921
Sandvik AB*	154,063	3,769,372
Securitas AB, Class B	46,735	754,056
Skandinaviska Enskilda Banken AB, Class A*	215,928	2,217,647
Skanska AB, Class B	46,739	1,191,255
SKF AB, Class B	53,157	1,378,738
Svenska Cellulosa AB SCA, Class B*	80,024	1,393,777
Svenska Handelsbanken AB, Class A*	212,696	2,135,336
Swedbank AB, Class A*	129,673	2,271,437
Swedish Match AB	22,028	1,707,601
Tele2 AB, Class B	74,232	979,823
Telefonaktiebolaget LM Ericsson, Class B	400,537	4,753,322
Telia Co. AB	344,131	1,420,425
Volvo AB, Class B*	193,015	4,546,442

		69,146,487

Switzerland (8.8%)
ABB Ltd. (Registered)	251,795	7,027,962
Adecco Group AG (Registered)	21,536	1,439,139
Alcon, Inc.*	69,706	4,632,894
Baloise Holding AG (Registered)	6,516	1,159,234
Banque Cantonale Vaudoise (Registered) (x)	4,543	494,172
Barry Callebaut AG (Registered)	449	1,067,091

Chocoladefabriken Lindt & Spruengli AG	142	$1,384,231
Chocoladefabriken Lindt & Spruengli AG (Registered)	14	1,397,944
Cie Financiere Richemont SA (Registered)	71,525	6,469,809
Clariant AG (Registered) (x)	28,634	608,711
Coca-Cola HBC AG	29,211	949,517
Credit Suisse Group AG (Registered)	334,759	4,310,689
EMS-Chemie Holding AG (Registered)	1,105	1,064,684
Geberit AG (Registered)	5,176	3,240,189
Givaudan SA (Registered)	1,265	5,329,775
Julius Baer Group Ltd.	30,357	1,748,794
Kuehne + Nagel International AG (Registered)	7,241	1,642,373
LafargeHolcim Ltd. (Registered)*	70,940	3,895,971
Logitech International SA (Registered)	22,981	2,230,349
Lonza Group AG (Registered)	10,226	6,570,144
Nestle SA (Registered)	396,195	46,659,087
Novartis AG (Registered)	305,105	28,828,683
Partners Group Holding AG	2,547	2,992,070
Roche Holding AG	96,579	33,709,376
Schindler Holding AG	5,824	1,569,645
Schindler Holding AG (Registered)	2,502	673,757
SGS SA (Registered)	826	2,491,156
Sika AG (Registered)	19,381	5,293,489
Sonova Holding AG (Registered)*	7,472	1,941,218
STMicroelectronics NV	87,006	3,218,488
Straumann Holding AG (Registered)	1,443	1,681,300
Swatch Group AG (The)	3,905	1,065,241
Swatch Group AG (The) (Registered)	7,880	416,208
Swiss Life Holding AG (Registered)*	4,241	1,975,588
Swiss Prime Site AG (Registered)	11,144	1,093,882
Swiss Re AG	39,124	3,683,039
Swisscom AG (Registered)	3,476	1,873,263
Temenos AG (Registered)	8,707	1,216,108
UBS Group AG (Registered)	503,049	7,085,757
Vifor Pharma AG (x)	6,324	992,924
Zurich Insurance Group AG	20,627	8,702,343

		213,826,294

United Arab Emirates (0.0%)
NMC Health plc (r)*	12,466	—

United Kingdom (10.6%)
3i Group plc	132,802	2,103,006
Admiral Group plc	26,861	1,067,444
Ashtead Group plc	63,450	2,983,080
Associated British Foods plc*	49,696	1,538,598
AstraZeneca plc	180,320	18,060,076
Auto Trader Group plc (m)	131,363	1,070,648
AVEVA Group plc	16,625	727,965
Aviva plc	558,121	2,482,026
BAE Systems plc	442,888	2,960,414

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)

Barclays plc	2,373,234	$4,760,349
Barratt Developments plc	141,996	1,301,003
Berkeley Group Holdings plc	17,774	1,152,588
BP plc	2,777,840	9,679,078
British American Tobacco plc	314,944	11,662,975
British Land Co. plc (The) (REIT)	125,605	839,930
BT Group plc*	1,251,713	2,263,746
Bunzl plc	45,522	1,520,800
Burberry Group plc*	57,646	1,410,679
CK Hutchison Holdings Ltd.	366,652	2,558,659
CNH Industrial NV*	137,466	1,733,932
Coca-Cola European Partners plc	27,156	1,353,183
Compass Group plc	244,887	4,564,455
Croda International plc	18,062	1,629,198
DCC plc	13,445	952,029
Diageo plc	320,467	12,612,508
Direct Line Insurance Group plc	179,656	783,718
Entain plc	78,835	1,221,991
Experian plc	125,496	4,765,770
Fiat Chrysler Automobiles NV*	151,514	2,713,523
GlaxoSmithKline plc	688,635	12,637,726
Halma plc	52,659	1,763,554
Hargreaves Lansdown plc	46,747	974,880
HSBC Holdings plc	2,799,332	14,502,706
Imperial Brands plc	133,248	2,797,937
Informa plc	210,948	1,583,708
InterContinental Hotels Group plc	24,786	1,589,669
Intertek Group plc	22,561	1,742,530
J Sainsbury plc	265,063	817,378
JD Sports Fashion plc*	63,402	745,639
Johnson Matthey plc	25,412	842,710
Kingfisher plc*	284,524	1,052,090
Land Securities Group plc (REIT)	101,730	937,362
Legal & General Group plc	835,689	3,042,146
Lloyds Banking Group plc	9,690,901	4,829,141
London Stock Exchange Group plc	43,415	5,348,051
M&G plc	351,928	952,657
Melrose Industries plc*	695,181	1,692,650
Mondi plc	70,554	1,659,018
National Grid plc	482,254	5,704,522
Natwest Group plc	679,510	1,557,854
Next plc*	19,215	1,861,954
Ocado Group plc*	65,401	2,045,398
Pearson plc	102,353	952,340
Persimmon plc	44,378	1,679,207
Phoenix Group Holdings plc	77,863	745,982
Prudential plc	357,712	6,589,136
Reckitt Benckiser Group plc	97,662	8,737,023
RELX plc (London Stock Exchange)	134,819	3,304,742
RELX plc (Turquoise Stock Exchange)	130,049	3,182,253
Rentokil Initial plc	261,185	1,820,141
Rolls-Royce Holdings plc*	1,176,256	1,789,490
RSA Insurance Group plc	141,906	1,314,538
Sage Group plc (The)	147,135	1,171,025
Schroders plc	18,311	835,595
Segro plc (REIT)	163,057	2,112,963
Severn Trent plc	32,847	1,028,179

Smith & Nephew plc	117,961	2,435,806
Smiths Group plc	54,056	1,112,150
Spirax-Sarco Engineering plc	9,939	1,535,169
SSE plc	145,162	2,977,636
St James’s Place plc	74,411	1,153,416
Standard Chartered plc	366,036	2,332,082
Standard Life Aberdeen plc	291,276	1,120,474
Taylor Wimpey plc	488,456	1,107,484
Tesco plc	1,339,519	4,238,767
Unilever plc (Cboe Europe)	207,162	12,543,883
Unilever plc (London Stock Exchange)	154,167	9,259,363
United Utilities Group plc	94,196	1,152,877
Vodafone Group plc	3,673,879	6,076,061
Whitbread plc*	27,818	1,179,275
Wm Morrison Supermarkets plc	331,307	803,506
WPP plc	177,504	1,941,894

		259,387,108

United States (0.4%)
CyberArk Software Ltd.*	5,641	911,529
Ferguson plc	30,651	3,723,750
James Hardie Industries plc (CHDI)*	64,350	1,896,118
QIAGEN NV*	31,714	1,644,658
Tenaris SA	58,253	471,396

		8,647,451

Total Common Stocks (89.1%) (Cost $1,703,839,671)		2,173,866,192

	Number of Rights	Value (Note 1)
RIGHTS:
Spain (0.0%)
Repsol SA, expiring 1/8/21 (x)* (Cost $74,634)	208,945	71,651

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.4%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $700,009, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145% - 2.500%, maturing 8/31/21 - 2/15/46; total market value $714,001. (xx)	$700,000	700,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $2,500,056, collateralized by various Foreign Government Agency Securities, ranging from 1.875% - 3.000%, maturing 6/15/22 - 9/27/23; total market value $2,550,009. (xx)	2,500,000	2,500,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)

Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $500,018, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $555,577. (xx)	$500,000	$500,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $3,232,335, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $3,296,964. (xx)	3,232,317	3,232,317
NBC Global Finance Ltd., 0.28%, dated 12/31/20, due 1/7/21, repurchase price $2,000,109, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 2.125%-5.000%, maturing 2/28/23-5/15/37; total market value $2,218,444. (xx)	2,000,000	2,000,000

Total Repurchase Agreements		8,932,317

Total Short-Term Investments (0.4%) (Cost $8,932,317)		8,932,317

Total Investments in Securities (89.5%) (Cost $1,712,846,622)		2,182,870,160
Other Assets Less Liabilities (10.5%)		256,150,618

Net Assets (100%)		$2,439,020,778

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $41,672,580 or 1.7% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $24,566,217. This was collateralized by $17,236,169 of various U.S. Government Treasury Securities, ranging from 0.000% – 6.000%, maturing 1/21/21 – 8/15/50 and by cash of $8,932,317 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CHDI	— Clearing House Electronic Subregister System (CHESS)
Depository Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Denmark Krone
EUR	— European Currency Unit
FDR	— Finnish Depositary Receipt
GBP	— British Pound
HKD	— Hong Kong Dollar
ILS	— Israeli Shekel
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
REIT	— Real Estate Investment Trust
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Insurance
AXA SA	265,060	8,000,577	800,483	(1,314,560)	(70,119)	(1,098,190)	6,318,191	217,188	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	2,437	3/2021	EUR	105,689,218	1,266,296
FTSE 100 Index	749	3/2021	GBP	65,757,332	(760,284)
SPI 200 Index	206	3/2021	AUD	25,954,456	(109,353)
TOPIX Index	370	3/2021	JPY	64,661,760	1,491,894

					1,888,553

Forward Foreign Currency Contracts outstanding as of December 31, 2020 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	25,121,186	USD	18,688,052	HSBC Bank plc	3/19/2021	690,916
GBP	34,847,017	USD	46,991,307	HSBC Bank plc	3/19/2021	683,885
JPY	3,850,280,158	USD	37,012,067	HSBC Bank plc	3/19/2021	308,491

Total unrealized appreciation						1,683,292

USD	69,749,977	EUR	57,297,086	HSBC Bank plc	3/19/2021	(363,722)

Total unrealized depreciation						(363,722)

Net unrealized appreciation						1,319,570

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 5,586,316, CHF 2,013, DKK 1,995, EUR 173,278,850, GBP 16,537,474, HKD 57,290, ILS 2,018, JPY 27,615,260, NOK 2,001, NZD 4,904, SEK 8,416 and SGD 38,277.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)(a)	Total
Assets:
Common Stocks
Australia	$—	$173,300,398	$—	$173,300,398
Austria	—	3,938,346	—	3,938,346
Belgium	—	19,520,204	—	19,520,204
Brazil	—	986,383	—	986,383
Chile	—	1,158,981	—	1,158,981
China	—	11,362,814	—	11,362,814
Denmark	—	54,702,553	—	54,702,553
Finland	—	26,453,102	—	26,453,102
France	—	234,349,122	—	234,349,122
Germany	—	204,341,114	—	204,341,114
Hong Kong	3,273,552	57,114,885	—	60,388,437
Ireland	—	15,334,910	—	15,334,910
Israel	5,297,150	7,080,313	—	12,377,463

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)(a)		Total
Italy	$—	$45,339,952	$—		$45,339,952
Japan	—	550,875,499	—		550,875,499
Jordan	—	771,796	—		771,796
Luxembourg	—	4,210,030	—		4,210,030
Macau	—	4,395,890	—		4,395,890
Mexico	—	403,185	—		403,185
Netherlands	—	94,804,073	—		94,804,073
New Zealand	—	8,519,802	—		8,519,802
Norway	—	11,090,428	—		11,090,428
Portugal	—	3,638,332	—		3,638,332
Russia	—	478,467	—		478,467
Singapore	—	21,667,264	—		21,667,264
South Africa	—	5,568,223	—		5,568,223
Spain	—	52,882,084	—		52,882,084
Sweden	—	69,146,487	—		69,146,487
Switzerland	—	213,826,294	—		213,826,294
United Arab Emirates	—	—	—	(b)	— (b)
United Kingdom	1,353,183	258,033,925	—		259,387,108
United States	911,529	7,735,922	—		8,647,451
Forward Currency Contracts	—	1,683,292	—		1,683,292
Futures	2,758,190	—	—		2,758,190
Rights
Spain	—	71,651	—		71,651
Short-Term Investments
Repurchase Agreements	—	8,932,317	—		8,932,317

Total Assets	$13,593,604	$2,173,718,038	$—		$2,187,311,642

Liabilities:
Forward Currency Contracts	$—	$(363,722)	$—		$(363,722)
Futures	$(869,637)	$—	$—		$(869,637)

Total Liabilities	$(869,637)	$(363,722)	$—		$(1,233,359)

Total	$12,723,967	$2,173,354,316	$—		$2,186,078,283

(a)	A security with a market value of $0 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$1,683,292
Equity contracts	Receivables, Net assets – Unrealized appreciation	2,758,190	*

Total		$4,441,482

	Liability Derivatives
Foreign exchange contracts	Payables	$(363,722)
Equity contracts	Payables, Net assets – Unrealized depreciation	(869,637	)*

Total		$(1,233,359)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$20,269,653	$20,269,653
Equity contracts	(22,825,736)	—	(22,825,736)

Total	$(22,825,736)	$20,269,653	$(2,556,083)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$1,163,588	$1,163,588
Equity contracts	2,639,818	—	2,639,818

Total	$2,639,818	$1,163,588	$3,803,406

^ This Portfolio held forward foreign currency contracts for hedging and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $547,819,000 and futures contracts with an average notional balance of approximately $247,686,000 respectively, during the year ended December 31, 2020.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2020:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
HSBC Bank plc	$1,683,292	$(363,722)	$—	$1,319,570

Total	$1,683,292	$(363,722)	$—	$1,319,570

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
HSBC Bank plc	$363,722	$(363,722)	$—	$—

Total	$363,722	$(363,722)	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 19%)*	$352,430,677
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 8%)*	$472,069,789

* During the year ended December 31, 2020, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$707,280,983
Aggregate gross unrealized depreciation	(249,203,479)

Net unrealized appreciation	$458,077,504

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,728,000,779

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $5,748,531)	$6,318,191
Unaffiliated Issuers (Cost $1,698,165,774)	2,167,619,652
Repurchase Agreements (Cost $8,932,317)	8,932,317
Cash	11,472,580
Foreign cash (Cost $208,954,872)	223,134,814
Cash held as collateral at broker for futures	24,459,870
Dividends, interest and other receivables	6,364,094
Unrealized appreciation on forward foreign currency contracts	1,683,292
Receivable for securities sold	796,739
Receivable for Portfolio shares sold	217,684
Securities lending income receivable	9,272
Other assets	73,510

Total assets	2,451,082,015

LIABILITIES
Payable for return of collateral on securities loaned	8,932,317
Investment management fees payable	912,461
Payable for securities purchased	796,902
Due to broker for futures variation margin	490,712
Unrealized depreciation on forward foreign currency contracts	363,722
Administrative fees payable	251,471
Payable for Portfolio shares redeemed	210,601
Distribution fees payable – Class IB	23,286
Trustees’ fees payable	367
Accrued expenses	79,398

Total liabilities	12,061,237

NET ASSETS	$2,439,020,778

Net assets were comprised of:
Paid in capital	$1,982,723,953
Total distributable earnings (loss)	456,296,825

Net assets	$2,439,020,778

Class IB
Net asset value, offering and redemption price per share, $111,398,649 / 7,792,495 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.30

Class K
Net asset value, offering and redemption price per share, $2,327,622,129 / 161,831,376 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.38

(x)	Includes value of securities on loan of $24,566,217.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends ($217,188 of dividend income received from affiliates) (net of $4,387,835 foreign withholding tax)	$46,925,627
Income from non-cash dividends	3,235,008
Securities lending (net)	336,801

Total income	50,497,436

EXPENSES
Investment management fees	10,132,749
Administrative fees	2,801,476
Interest expense	724,911
Custodian fees	356,500
Distribution fees – Class IB	251,264
Printing and mailing expenses	167,900
Professional fees	128,106
Trustees’ fees	73,818
Miscellaneous	177,899

Total expenses	14,814,623

NET INVESTMENT INCOME (LOSS)	35,682,813

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($(70,119) realized gain (loss) from affiliates)	5,138,275
Futures contracts	(22,825,736)
Forward foreign currency contracts	20,269,653
Foreign currency transactions	(12,093,210)

Net realized gain (loss)	(9,511,018)

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(1,098,190) of change in unrealized appreciation (depreciation) from affiliates)	134,941,841
Futures contracts	2,639,818
Forward foreign currency contracts	1,163,588
Foreign currency translations	23,476,425

Net change in unrealized appreciation (depreciation)	162,221,672

NET REALIZED AND UNREALIZED GAIN (LOSS)	152,710,654

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$188,393,467

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$35,682,813	$54,433,142
Net realized gain (loss)	(9,511,018)	35,258,557
Net change in unrealized appreciation (depreciation)	162,221,672	348,994,236

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	188,393,467	438,685,935

Distributions to shareholders:
Class IB	(2,115,088)	(2,751,053)
Class K	(49,238,251)	(60,792,771)

Total distributions to shareholders	(51,353,339)	(63,543,824)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,155,158 and 577,862 shares, respectively ]	13,398,140	7,316,526
Capital shares issued in reinvestment of dividends and distributions [ 154,798 and 203,442 shares, respectively ]	2,115,088	2,751,053
Capital shares repurchased [ (1,681,153) and (1,534,545) shares, respectively ]	(20,683,324)	(19,863,644)

Total Class IB transactions	(5,170,096)	(9,796,065)

Class K
Capital shares sold [ 47,101,622 and 11,513,196 shares, respectively ]	532,621,092	143,415,189
Capital shares issued in reinvestment of dividends and distributions [ 3,575,027 and 4,470,915 shares, respectively ]	49,238,251	60,792,771
Capital shares repurchased [(55,360,773) and (16,126,566) shares, respectively]	(676,447,108)	(205,363,450)

Total Class K transactions	(94,587,765)	(1,155,490)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(99,757,861)	(10,951,555)

TOTAL INCREASE (DECREASE) IN NET ASSETS	37,282,267	364,190,556
NET ASSETS:
Beginning of year	2,401,738,511	2,037,547,955

End of year	$2,439,020,778	$2,401,738,511

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020		2019	2018	2017	2016
Net asset value, beginning of year	$13.68		$11.55	$13.82	$11.45	$11.61

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	(aa)	0.28	0.26	0.24	0.24
Net realized and unrealized gain (loss)	0.72		2.19	(2.24)	2.53	(0.26)

Total from investment operations	0.89		2.47	(1.98)	2.77	(0.02)

Less distributions:
Dividends from net investment income	(0.21)		(0.31)	(0.25)	(0.28)	(0.14)
Distributions from net realized gains	(0.06)		(0.03)	(0.04)	(0.12)	—

Total dividends and distributions	(0.27)		(0.34)	(0.29)	(0.40)	(0.14)

Net asset value, end of year	$14.30		$13.68	$11.55	$13.82	$11.45

Total return	6.63%		21.44%	(14.43)%	24.23%	(0.13)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$111,399		$111,644	$102,960	$130,219	$121,275
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.89	%**	0.86%	0.88%	0.88%	0.87%
Before waivers and reimbursements (f)	0.89	%**	0.86%	0.88%	0.88%	0.87%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.33	%(bb)	2.18%	1.95%	1.82%	2.09%
Before waivers and reimbursements (f)	1.33	%(bb)	2.18%	1.95%	1.82%	2.09%
Portfolio turnover rate^	18%		2%	5%	5%	5%

	Year Ended December 31,
Class K	2020		2019	2018	2017	2016
Net asset value, beginning of year	$13.75		$11.61	$13.89	$11.51	$11.67

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	(aa)	0.31	0.29	0.27	0.26
Net realized and unrealized gain (loss)	0.73		2.20	(2.24)	2.54	(0.25)

Total from investment operations	0.93		2.51	(1.95)	2.81	0.01

Less distributions:
Dividends from net investment income	(0.24)		(0.34)	(0.29)	(0.31)	(0.17)
Distributions from net realized gains	(0.06)		(0.03)	(0.04)	(0.12)	—

Total dividends and distributions	(0.30)		(0.37)	(0.33)	(0.43)	(0.17)

Net asset value, end of year	$14.38		$13.75	$11.61	$13.89	$11.51

Total return	6.90%		21.69%	(14.19)%	24.47%	0.13%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,327,622		$2,290,095	$1,934,588	$2,192,977	$1,838,658
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.64	%**	0.61%	0.63%	0.63%	0.62%
Before waivers and reimbursements (f)	0.64	%**	0.61%	0.63%	0.63%	0.62%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.59	%(bb)	2.42%	2.19%	2.06%	2.32%
Before waivers and reimbursements (f)	1.59	%(bb)	2.42%	2.19%	2.06%	2.31%
Portfolio turnover rate^	18%		2%	5%	5%	5%
**	Includes Interest Expense of 0.03%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $0.15 and $0.18 for Class IB and Class K, respectively.
(bb)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been 0.14% lower.

See Notes to Financial Statements.

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	2.70%	4.93%
EQ/AB Dynamic Aggressive Growth Index	13.88	10.26
S&P 500® Index	18.40	14.88
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.73	3.89

* Date of inception 11/13/17. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.70% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the EQ/AB Dynamic Aggressive Growth Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 13.88%, 18.40% and 5.73%, respectively.

Portfolio Highlights

The Portfolio started the year with a modest overweight to equities which was reduced in January, influenced by the sudden surge in COVID-19 cases outside China. The Portfolio further de-risked to a significant equity underweight as economic closures and quarantines became more extreme—the largest underweight and the fastest 5-day reduction since inception.

Due to heightened market volatility and ongoing concerns around COVID-19, the Portfolio maintained a defensive posture through the second and third quarter of the year. In August, the underweight was eliminated and an overweight position was established by the end of the month. However, with heightened uncertainty from rising COVID-19 cases globally and the anxiety around the U.S. election cycle, the Portfolio reestablished an equity underweight that it carried through the U.S. Presidential election. Supported by continuing stimulus and an improving growth outlook, the Portfolio ended the year overweight equities.

In a robust year for equity returns that followed the rapid recovery off March lows, the underweight equity positioning detracted from performance, specifically in the month of April, as equity markets strongly advanced following the meaningful sell-off in February and March.

What helped performance during the year:

•	The U.S. small-cap equity allocation contributed to performance for the year.

What hurt performance during the year:

•	The U.S. bonds position detracted from performance for the year.

•	An underweight position in U.S. large cap equity was a drag on performance.

How did derivatives contribute/detract from performance during the year?

During the period, the Portfolio utilized derivatives for hedging and investment purposes in the form of futures and currency forwards. All derivatives performed in line with the manager’s expectations over the period.

Portfolio Characteristics As of December 31, 2020
Weighted Average Life (Years)	6.87
Weighted Average Coupon (%)	0.00
Weighted Average Effective Duration (Years)*	6.47
Weighted Average Rating**	AAA

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2020	% of Net Assets
U.S. Treasury Obligations	29.3%
Investment Companies	23.6
Exchange-Traded Funds	20.0
Repurchase Agreements	7.0
Information Technology	7.0
Health Care	3.4
Consumer Discretionary	3.2
Communication Services	2.7
Financials	2.6
Industrials	2.1
Consumer Staples	1.7
Utilities	0.7
Materials	0.7
Real Estate	0.6
Energy	0.6
Cash and Other	(5.2)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,158.60	$6.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.54	5.65

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.11%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.7%)
Diversified Telecommunication Services (0.4%)
AT&T, Inc.	16,110	$463,324
CenturyLink, Inc.	2,220	21,645
Verizon Communications, Inc.	9,360	549,900

		1,034,869

Entertainment (0.6%)
Activision Blizzard, Inc.	1,740	161,559
Electronic Arts, Inc.	660	94,776
Live Nation Entertainment, Inc.*	319	23,440
Netflix, Inc.*	1,000	540,730
Take-Two Interactive Software, Inc.*	270	56,103
Walt Disney Co. (The)*	4,083	739,758

		1,616,366

Interactive Media & Services (1.4%)
Alphabet, Inc., Class A*	700	1,226,848
Alphabet, Inc., Class C*	660	1,156,241
Facebook, Inc., Class A*	5,450	1,488,722
Twitter, Inc.*	1,790	96,928

		3,968,739

Media (0.3%)
Charter Communications, Inc., Class A*	330	218,311
Comcast Corp., Class A	10,320	540,768
Discovery, Inc., Class A (x)*	360	10,833
Discovery, Inc., Class C*	660	17,285
DISH Network Corp., Class A*	535	17,302
Fox Corp., Class A	740	21,549
Fox Corp., Class B	329	9,501
Interpublic Group of Cos., Inc. (The)	880	20,698
News Corp., Class A	870	15,634
News Corp., Class B	270	4,798
Omnicom Group, Inc.	460	28,690
ViacomCBS, Inc.	1,275	47,507

		952,876

Wireless Telecommunication Services (0.0%)
T-Mobile US, Inc.*	1,311	176,788

Total Communication Services		7,749,638

Consumer Discretionary (3.2%)
Auto Components (0.0%)
Aptiv plc	600	78,174
BorgWarner, Inc.	540	20,866

		99,040

Automobiles (0.5%)
Ford Motor Co.	8,820	77,528
General Motors Co.	2,850	118,674
Tesla, Inc.*	1,740	1,227,866

		1,424,068

Distributors (0.0%)
Genuine Parts Co.	300	30,129
LKQ Corp.*	630	22,201
Pool Corp.	92	34,270

		86,600

Hotels, Restaurants & Leisure (0.4%)
Carnival Corp.	1,680	36,389
Chipotle Mexican Grill, Inc.*	75	104,003
Darden Restaurants, Inc.	270	32,162
Domino’s Pizza, Inc.	88	33,745
Hilton Worldwide Holdings, Inc.	600	66,756
Las Vegas Sands Corp.	732	43,627
Marriott International, Inc., Class A	600	79,152
McDonald’s Corp.	1,680	360,494
MGM Resorts International	900	28,359
Norwegian Cruise Line Holdings Ltd.*	690	17,547
Royal Caribbean Cruises Ltd.	420	31,370
Starbucks Corp.	2,640	282,427
Wynn Resorts Ltd.	190	21,438
Yum! Brands, Inc.	660	71,650

		1,209,119

Household Durables (0.1%)
DR Horton, Inc.	750	51,690
Garmin Ltd.	330	39,488
Leggett & Platt, Inc.	270	11,961
Lennar Corp., Class A	600	45,738
Mohawk Industries, Inc.*	120	16,914
Newell Brands, Inc.	840	17,833
NVR, Inc.*	8	32,639
PulteGroup, Inc.	600	25,872
Whirlpool Corp.	150	27,073

		269,208

Internet & Direct Marketing Retail (1.3%)
Amazon.com, Inc.*	974	3,172,250
Booking Holdings, Inc.*	100	222,727
eBay, Inc.	1,480	74,370
Etsy, Inc.*	274	48,747
Expedia Group, Inc.	300	39,720

		3,557,814

Leisure Products (0.0%)
Hasbro, Inc.	270	25,256

Multiline Retail (0.1%)
Dollar General Corp.	550	115,665
Dollar Tree, Inc.*	530	57,261
Target Corp.	1,130	199,479

		372,405

Specialty Retail (0.6%)
Advance Auto Parts, Inc.	160	25,201
AutoZone, Inc.*	60	71,126
Best Buy Co., Inc.	520	51,891
CarMax, Inc.*	370	34,950
Gap, Inc. (The)	440	8,883
Home Depot, Inc. (The)	2,450	650,769
L Brands, Inc.	500	18,595
Lowe’s Cos., Inc.	1,660	266,447
O’Reilly Automotive, Inc.*	180	81,463
Ross Stores, Inc.	790	97,020
Tiffany & Co.	240	31,548
TJX Cos., Inc. (The)	2,710	185,066
Tractor Supply Co.	270	37,957
Ulta Beauty, Inc.*	120	34,459

		1,595,375

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Textiles, Apparel & Luxury Goods (0.2%)
Hanesbrands, Inc.	780	$11,372
NIKE, Inc., Class B	2,820	398,945
PVH Corp.	150	14,084
Ralph Lauren Corp.	90	9,337
Tapestry, Inc.	600	18,648
Under Armour, Inc., Class A*	420	7,211
Under Armour, Inc., Class C*	420	6,250
VF Corp.	720	61,495

		527,342

Total Consumer Discretionary		9,166,227

Consumer Staples (1.7%)
Beverages (0.4%)
Brown-Forman Corp., Class B	390	30,978
Coca-Cola Co. (The)	8,730	478,753
Constellation Brands, Inc., Class A	390	85,429
Molson Coors Beverage Co., Class B	420	18,980
Monster Beverage Corp.*	830	76,758
PepsiCo, Inc.	3,120	462,696

		1,153,594

Food & Staples Retailing (0.4%)
Costco Wholesale Corp.	1,010	380,548
Kroger Co. (The)	1,740	55,262
Sysco Corp.	1,140	84,656
Walgreens Boots Alliance, Inc.	1,620	64,606
Walmart, Inc.	3,130	451,190

		1,036,262

Food Products (0.3%)
Archer-Daniels-Midland Co.	1,230	62,004
Campbell Soup Co.	450	21,758
Conagra Brands, Inc.	1,080	39,161
General Mills, Inc.	1,380	81,144
Hershey Co. (The)	330	50,269
Hormel Foods Corp.	630	29,364
JM Smucker Co. (The)	240	27,744
Kellogg Co.	570	35,471
Kraft Heinz Co. (The)	1,440	49,910
Lamb Weston Holdings, Inc.	330	25,984
McCormick & Co., Inc. (Non-Voting)	540	51,624
Mondelez International, Inc., Class A	3,210	187,689
Tyson Foods, Inc., Class A	660	42,530

		704,652

Household Products (0.4%)
Church & Dwight Co., Inc.	540	47,104
Clorox Co. (The)	270	54,519
Colgate-Palmolive Co.	1,920	164,179
Kimberly-Clark Corp.	750	101,123
Procter & Gamble Co. (The)	5,610	780,575

		1,147,500

Personal Products (0.0%)
Estee Lauder Cos., Inc. (The), Class A	510	135,757

Tobacco (0.2%)
Altria Group, Inc.	4,200	172,200
Philip Morris International, Inc.	3,510	290,593

		462,793

Total Consumer Staples		4,640,558

Energy (0.6%)
Energy Equipment & Services (0.1%)
Baker Hughes Co.	1,530	31,900
Halliburton Co.	1,980	37,422
National Oilwell Varco, Inc.	870	11,945
Schlumberger NV	3,150	68,765
TechnipFMC plc	930	8,742

		158,774

Oil, Gas & Consumable Fuels (0.5%)
Apache Corp.	840	11,920
Cabot Oil & Gas Corp.	900	14,652
Chevron Corp.	4,355	367,780
Concho Resources, Inc.	420	24,507
ConocoPhillips	2,400	95,976
Devon Energy Corp.	840	13,280
Diamondback Energy, Inc.	330	15,972
EOG Resources, Inc.	1,320	65,828
Exxon Mobil Corp.	9,540	393,239
Hess Corp.	600	31,674
HollyFrontier Corp.	330	8,530
Kinder Morgan, Inc.	4,380	59,875
Marathon Oil Corp.	1,770	11,806
Marathon Petroleum Corp.	1,470	60,799
Occidental Petroleum Corp.	1,876	32,474
ONEOK, Inc.	990	37,996
Phillips 66	960	67,142
Pioneer Natural Resources Co.	360	41,000
Valero Energy Corp.	900	50,913
Williams Cos., Inc. (The)	2,730	54,737

		1,460,100

Total Energy		1,618,874

Financials (2.6%)
Banks (1.0%)
Bank of America Corp.	17,228	522,181
Citigroup, Inc.	4,710	290,418
Citizens Financial Group, Inc.	960	34,330
Comerica, Inc.	300	16,758
Fifth Third Bancorp	1,590	43,836
First Republic Bank	390	57,303
Huntington Bancshares, Inc.	2,280	28,796
JPMorgan Chase & Co.	6,900	876,783
KeyCorp	2,190	35,938
M&T Bank Corp.	270	34,371
People’s United Financial, Inc.	960	12,413
PNC Financial Services Group, Inc. (The)	960	143,040
Regions Financial Corp.	2,160	34,819
SVB Financial Group*	120	46,540
Truist Financial Corp.	3,043	145,851
US Bancorp	3,090	143,963
Wells Fargo & Co.	9,333	281,670
Zions Bancorp NA	360	15,638

		2,764,648

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Capital Markets (0.7%)
Ameriprise Financial, Inc.	270	$52,469
Bank of New York Mellon Corp. (The)	1,830	77,665
BlackRock, Inc.	317	228,728
Cboe Global Markets, Inc.	240	22,349
Charles Schwab Corp. (The)	3,369	178,692
CME Group, Inc.	810	147,461
Franklin Resources, Inc.	600	14,994
Goldman Sachs Group, Inc. (The)	780	205,694
Intercontinental Exchange, Inc.	1,260	145,265
Invesco Ltd.	840	14,641
MarketAxess Holdings, Inc.	84	47,927
Moody’s Corp.	360	104,486
Morgan Stanley	3,233	221,558
MSCI, Inc.	180	80,375
Nasdaq, Inc.	240	31,858
Northern Trust Corp.	450	41,913
Raymond James Financial, Inc.	270	25,831
S&P Global, Inc.	540	177,514
State Street Corp.	780	56,768
T. Rowe Price Group, Inc.	510	77,209

		1,953,397

Consumer Finance (0.1%)
American Express Co.	1,470	177,738
Capital One Financial Corp.	1,020	100,827
Discover Financial Services	690	62,466
Synchrony Financial	1,200	41,652

		382,683

Diversified Financial Services (0.3%)
Berkshire Hathaway, Inc., Class B*	4,410	1,022,547

Insurance (0.5%)
Aflac, Inc.	1,470	65,371
Allstate Corp. (The)	660	72,554
American International Group, Inc.	1,920	72,691
Aon plc, Class A	510	107,748
Arthur J Gallagher & Co.	420	51,958
Assurant, Inc.	120	16,346
Chubb Ltd.	1,020	156,998
Cincinnati Financial Corp.	330	28,832
Everest Re Group Ltd.	90	21,068
Globe Life, Inc.	210	19,942
Hartford Financial Services Group, Inc. (The)	810	39,674
Lincoln National Corp.	390	19,621
Loews Corp.	510	22,960
Marsh & McLennan Cos., Inc.	1,140	133,380
MetLife, Inc.	1,710	80,284
Principal Financial Group, Inc.	570	28,278
Progressive Corp. (The)	1,320	130,522
Prudential Financial, Inc.	870	67,921
Travelers Cos., Inc. (The)	570	80,011
Unum Group	450	10,323
W R Berkley Corp.	296	19,660
Willis Towers Watson plc	300	63,204

		1,309,346

Total Financials		7,432,621

Health Care (3.4%)
Biotechnology (0.5%)
AbbVie, Inc.	3,987	427,207
Alexion Pharmaceuticals, Inc.*	480	74,995
Amgen, Inc.	1,320	303,494
Biogen, Inc.*	360	88,150
Gilead Sciences, Inc.	2,820	164,293
Incyte Corp.*	420	36,532
Regeneron Pharmaceuticals, Inc.*	259	125,126
Vertex Pharmaceuticals, Inc.*	600	141,804

		1,361,601

Health Care Equipment & Supplies (1.0%)
Abbott Laboratories	3,990	436,865
ABIOMED, Inc.*	120	38,904
Align Technology, Inc.*	180	96,188
Baxter International, Inc.	1,140	91,474
Becton Dickinson and Co.	660	165,145
Boston Scientific Corp.*	3,240	116,478
Cooper Cos., Inc. (The)	120	43,598
Danaher Corp.	1,440	319,882
Dentsply Sirona, Inc.	480	25,133
DexCom, Inc.*	208	76,902
Edwards Lifesciences Corp.*	1,410	128,634
Hologic, Inc.*	570	41,513
IDEXX Laboratories, Inc.*	210	104,973
Intuitive Surgical, Inc.*	270	220,887
Medtronic plc	3,030	354,934
ResMed, Inc.	330	70,145
STERIS plc	192	36,392
Stryker Corp.	750	183,780
Teleflex, Inc.	120	49,388
Varian Medical Systems, Inc.*	210	36,752
West Pharmaceutical Services, Inc.	168	47,596
Zimmer Biomet Holdings, Inc.	450	69,341

		2,754,904

Health Care Providers & Services (0.6%)
AmerisourceBergen Corp.	330	32,261
Anthem, Inc.	570	183,021
Cardinal Health, Inc.	660	35,350
Centene Corp.*	1,305	78,339
Cigna Corp.	810	168,626
CVS Health Corp.	2,960	202,168
DaVita, Inc.*	150	17,610
HCA Healthcare, Inc.	600	98,676
Henry Schein, Inc.*	300	20,058
Humana, Inc.	300	123,081
Laboratory Corp. of America Holdings*	210	42,745
McKesson Corp.	360	62,611
Quest Diagnostics, Inc.	300	35,751
UnitedHealth Group, Inc.	2,160	757,469
Universal Health Services, Inc., Class B	180	24,750

		1,882,516

Health Care Technology (0.0%)
Cerner Corp.	680	53,366

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	690	81,758
Bio-Rad Laboratories, Inc., Class A*	49	28,564

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Illumina, Inc.*	330	$122,100
IQVIA Holdings, Inc.*	420	75,251
Mettler-Toledo International, Inc.*	60	68,381
PerkinElmer, Inc.	240	34,440
Thermo Fisher Scientific, Inc.	900	419,202
Waters Corp.*	150	37,113

		866,809

Pharmaceuticals (1.0%)
Bristol-Myers Squibb Co.	5,100	316,353
Catalent, Inc.*	347	36,112
Eli Lilly and Co.	1,796	303,237
Johnson & Johnson	5,940	934,837
Merck & Co., Inc.	5,700	466,260
Perrigo Co. plc	300	13,416
Pfizer, Inc.	12,571	462,739
Viatris, Inc.*	2,726	51,085
Zoetis, Inc.	1,080	178,740

		2,762,779

Total Health Care		9,681,975

Industrials (2.1%)
Aerospace & Defense (0.4%)
Boeing Co. (The)	1,200	256,872
General Dynamics Corp.	510	75,898
Howmet Aerospace, Inc.*	870	24,830
Huntington Ingalls Industries, Inc.	90	15,343
L3Harris Technologies, Inc.	474	89,596
Lockheed Martin Corp.	570	202,339
Northrop Grumman Corp.	360	109,699
Raytheon Technologies Corp.	3,420	244,564
Teledyne Technologies, Inc.*	84	32,926
Textron, Inc.	510	24,648
TransDigm Group, Inc.*	120	74,262

		1,150,977

Air Freight & Logistics (0.2%)
CH Robinson Worldwide, Inc.	300	28,161
Expeditors International of Washington, Inc.	360	34,239
FedEx Corp.	540	140,195
United Parcel Service, Inc., Class B	1,620	272,808

		475,403

Airlines (0.1%)
Alaska Air Group, Inc.	270	14,040
American Airlines Group, Inc.(x)	1,380	21,763
Delta Air Lines, Inc.	1,440	57,902
Southwest Airlines Co.	1,320	61,525
United Airlines Holdings, Inc.*	660	28,545

		183,775

Building Products (0.1%)
A O Smith Corp.	300	16,446
Allegion plc	180	20,949
Carrier Global Corp.	1,800	67,896
Fortune Brands Home & Security, Inc.	300	25,716
Johnson Controls International plc	1,620	75,476
Masco Corp.	570	31,310
Trane Technologies plc	540	78,386

		316,179

Commercial Services & Supplies (0.1%)
Cintas Corp.	190	67,157
Copart, Inc.*	470	59,807
Republic Services, Inc.	450	43,335
Rollins, Inc.	480	18,754
Waste Management, Inc.	860	101,420

		290,473

Construction & Engineering (0.0%)
Jacobs Engineering Group, Inc.	290	31,598
Quanta Services, Inc.	300	21,606

		53,204

Electrical Equipment (0.1%)
AMETEK, Inc.	510	61,679
Eaton Corp. plc	900	108,126
Emerson Electric Co.	1,350	108,500
Rockwell Automation, Inc.	270	67,719

		346,024

Industrial Conglomerates (0.3%)
3M Co.	1,310	228,975
General Electric Co.	19,290	208,332
Honeywell International, Inc.	1,590	338,193
Roper Technologies, Inc.	240	103,462

		878,962

Machinery (0.4%)
Caterpillar, Inc.	1,230	223,885
Cummins, Inc.	330	74,943
Deere & Co.	720	193,716
Dover Corp.	300	37,875
Flowserve Corp.	270	9,950
Fortive Corp.	750	53,115
IDEX Corp.	169	33,665
Illinois Tool Works, Inc.	660	134,561
Ingersoll Rand, Inc.*	836	38,088
Otis Worldwide Corp.	900	60,795
PACCAR, Inc.	780	67,298
Parker-Hannifin Corp.	300	81,723
Pentair plc	360	19,112
Snap-on, Inc.	120	20,537
Stanley Black & Decker, Inc.	360	64,282
Westinghouse Air Brake Technologies Corp.	402	29,426
Xylem, Inc.	390	39,698

		1,182,669

Professional Services (0.1%)
Equifax, Inc.	270	52,067
IHS Markit Ltd.	830	74,559
Nielsen Holdings plc	780	16,279
Robert Half International, Inc.	230	14,370
Verisk Analytics, Inc.	360	74,732

		232,007

Road & Rail (0.3%)
CSX Corp.	1,710	155,182
JB Hunt Transport Services, Inc.	180	24,597
Kansas City Southern	210	42,867
Norfolk Southern Corp.	570	135,438
Old Dominion Freight Line, Inc.	216	42,159
Union Pacific Corp.	1,530	318,577

		718,820

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Trading Companies & Distributors (0.0%)
Fastenal Co.	1,290	$62,991
United Rentals, Inc.*	150	34,786
WW Grainger, Inc.	120	49,001

		146,778

Total Industrials		5,975,271

Information Technology (7.0%)
Communications Equipment (0.2%)
Arista Networks, Inc.*	120	34,869
Cisco Systems, Inc.	9,540	426,915
F5 Networks, Inc.*	130	22,872
Juniper Networks, Inc.	720	16,207
Motorola Solutions, Inc.	390	66,323

		567,186

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp., Class A	660	86,308
CDW Corp.	326	42,964
Corning, Inc.	1,710	61,560
FLIR Systems, Inc.	270	11,834
IPG Photonics Corp.*	90	20,141
Keysight Technologies, Inc.*	420	55,478
TE Connectivity Ltd.	720	87,170
Vontier Corp.*	294	9,820
Zebra Technologies Corp., Class A*	122	46,888

		422,163

IT Services (1.4%)
Accenture plc, Class A	1,450	378,755
Akamai Technologies, Inc.*	360	37,796
Automatic Data Processing, Inc.	970	170,914
Broadridge Financial Solutions, Inc.	240	36,768
Cognizant Technology Solutions Corp., Class A	1,210	99,160
DXC Technology Co.	560	14,420
Fidelity National Information Services, Inc.	1,400	198,044
Fiserv, Inc.*	1,246	141,870
FleetCor Technologies, Inc.*	180	49,109
Gartner, Inc.*	210	33,640
Global Payments, Inc.	671	144,547
International Business Machines Corp.	2,010	253,019
Jack Henry & Associates, Inc.	170	27,538
Leidos Holdings, Inc.	293	30,800
Mastercard, Inc., Class A	2,010	717,449
Paychex, Inc.	710	66,158
PayPal Holdings, Inc.*	2,660	622,972
VeriSign, Inc.*	240	51,936
Visa, Inc., Class A	3,840	839,923
Western Union Co. (The)	930	20,404

		3,935,222

Semiconductors & Semiconductor Equipment (1.3%)
Advanced Micro Devices, Inc.*	2,700	247,617
Analog Devices, Inc.	840	124,093
Applied Materials, Inc.	2,040	176,052
Broadcom, Inc.	930	407,201
Intel Corp.	9,270	461,831
KLA Corp.	360	93,208
Lam Research Corp.	330	155,849
Maxim Integrated Products, Inc.	600	53,190
Microchip Technology, Inc.	570	78,723
Micron Technology, Inc.*	2,490	187,198
NVIDIA Corp.	1,410	736,302
Qorvo, Inc.*	240	39,905
QUALCOMM, Inc.	2,550	388,467
Skyworks Solutions, Inc.	360	55,037
Teradyne, Inc.	351	42,081
Texas Instruments, Inc.	2,070	339,749
Xilinx, Inc.	540	76,556

		3,663,059

Software (2.2%)
Adobe, Inc.*	1,080	540,130
ANSYS, Inc.*	190	69,122
Autodesk, Inc.*	510	155,723
Cadence Design Systems, Inc.*	630	85,951
Citrix Systems, Inc.	280	36,428
Fortinet, Inc.*	300	44,559
Intuit, Inc.	610	231,709
Microsoft Corp.	17,100	3,803,382
NortonLifeLock, Inc.	1,320	27,430
Oracle Corp.	4,286	277,261
Paycom Software, Inc.*	111	50,200
salesforce.com, Inc.*	2,060	458,412
ServiceNow, Inc.*	452	248,794
Synopsys, Inc.*	360	93,326
Tyler Technologies, Inc.*	91	39,723

		6,162,150

Technology Hardware, Storage & Peripherals (1.8%)
Apple, Inc.	36,148	4,796,477
Hewlett Packard Enterprise Co.	2,900	34,365
HP, Inc.	3,090	75,983
NetApp, Inc.	480	31,795
Seagate Technology plc	480	29,837
Western Digital Corp.	660	36,558
Xerox Holdings Corp.	360	8,348

		5,013,363

Total Information Technology		19,763,143

Materials (0.7%)
Chemicals (0.5%)
Air Products and Chemicals, Inc.	510	139,342
Albemarle Corp.	240	35,405
Celanese Corp.	240	31,185
CF Industries Holdings, Inc.	480	18,581
Corteva, Inc.	1,680	65,050
Dow, Inc.	1,650	91,575
DuPont de Nemours, Inc.	1,649	117,260
Eastman Chemical Co.	300	30,084
Ecolab, Inc.	570	123,325
FMC Corp.	270	31,031
International Flavors & Fragrances, Inc. (x)	240	26,122
Linde plc	1,200	316,212
LyondellBasell Industries NV, Class A	570	52,246
Mosaic Co. (The)	780	17,948

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
PPG Industries, Inc.	540	$77,879
Sherwin-Williams Co. (The)	210	154,331

		1,327,576

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	150	42,596
Vulcan Materials Co.	300	44,493

		87,089

Containers & Packaging (0.1%)
Amcor plc	3,544	41,713
Avery Dennison Corp.	180	27,920
Ball Corp.	720	67,090
International Paper Co.	870	43,256
Packaging Corp. of America	210	28,961
Sealed Air Corp.	330	15,111
Westrock Co.	570	24,812

		248,863

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.	3,270	85,086
Newmont Corp.	1,815	108,700
Nucor Corp.	660	35,105

		228,891

Total Materials		1,892,419

Real Estate (0.6%)
Equity Real Estate Investment Trusts (REITs) (0.6%)
Alexandria Real Estate Equities, Inc. (REIT)	270	48,119
American Tower Corp. (REIT)	990	222,215
AvalonBay Communities, Inc. (REIT)	300	48,129
Boston Properties, Inc. (REIT)	300	28,359
Crown Castle International Corp. (REIT)	960	152,822
Digital Realty Trust, Inc. (REIT)	627	87,473
Duke Realty Corp. (REIT)	840	33,575
Equinix, Inc. (REIT)	210	149,978
Equity Residential (REIT)	750	44,460
Essex Property Trust, Inc. (REIT)	150	35,613
Extra Space Storage, Inc. (REIT)	270	31,282
Federal Realty Investment Trust (REIT)	150	12,768
Healthpeak Properties, Inc. (REIT)	1,200	36,276
Host Hotels & Resorts, Inc. (REIT)	1,590	23,262
Iron Mountain, Inc. (REIT)	630	18,572
Kimco Realty Corp. (REIT)	960	14,409
Mid-America Apartment Communities, Inc. (REIT)	240	30,406
Prologis, Inc. (REIT)	1,644	163,841
Public Storage (REIT)	330	76,207
Realty Income Corp. (REIT)	780	48,493
Regency Centers Corp. (REIT)	330	15,045
SBA Communications Corp. (REIT)	240	67,711
Simon Property Group, Inc. (REIT)	720	61,402
SL Green Realty Corp. (REIT)	150	8,937
UDR, Inc. (REIT)	660	25,364
Ventas, Inc. (REIT)	840	41,194
Vornado Realty Trust (REIT)	330	12,322
Welltower, Inc. (REIT)	930	60,097
Weyerhaeuser Co. (REIT)	1,680	56,330

		1,654,661

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	750	47,040

Total Real Estate		1,701,701

Utilities (0.7%)
Electric Utilities (0.5%)
Alliant Energy Corp.	540	27,826
American Electric Power Co., Inc.	1,110	92,430
Duke Energy Corp.	1,650	151,074
Edison International	840	52,769
Entergy Corp.	450	44,928
Evergy, Inc.	510	28,310
Eversource Energy	750	64,882
Exelon Corp.	2,190	92,462
FirstEnergy Corp.	1,200	36,732
NextEra Energy, Inc.	4,410	340,232
NRG Energy, Inc.	540	20,277
Pinnacle West Capital Corp.	240	19,188
PPL Corp.	1,740	49,068
Southern Co. (The)	2,370	145,589
Xcel Energy, Inc.	1,170	78,004

		1,243,771

Gas Utilities (0.0%)
Atmos Energy Corp.	270	25,766

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp. (The)	1,500	35,250

Multi-Utilities (0.2%)
Ameren Corp.	540	42,152
CenterPoint Energy, Inc.	1,230	26,617
CMS Energy Corp.	630	38,436
Consolidated Edison, Inc.	750	54,203
Dominion Energy, Inc.	1,830	137,616
DTE Energy Co.	420	50,992
NiSource, Inc.	840	19,270
Public Service Enterprise Group, Inc.	1,140	66,462
Sempra Energy	630	80,268
WEC Energy Group, Inc.	690	63,501

		579,517

Water Utilities (0.0%)
American Water Works Co., Inc.	390	59,853

Total Utilities		1,944,157

Total Common Stocks (25.3%) (Cost $53,088,951)		71,566,584

EXCHANGE TRADED FUNDS (ETF):
Equity (20.0%)
iShares MSCI EAFE ETF	397,815	29,024,582
iShares Russell 2000 ETF (x)	71,236	13,966,530
SPDR S&P MidCap 400 ETF Trust (x)	32,618	13,696,951

Total Exchange Traded Funds (20.0%) (Cost $49,285,385)		56,688,063

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (23.6%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	3,000,000	$3,000,000
JPMorgan Prime Money Market Fund, IM Shares	63,820,275	63,852,185

Total Investment Companies		66,852,185

	Principal Amount	Value (Note 1)
Repurchase Agreements (7.0%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $1,500,020, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $1,530,003. (xx)	$1,500,000	1,500,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $13,922,658, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $14,201,032. (xx)	13,922,580	13,922,580
Societe Generale SA, 0.08%, dated 12/31/20, due 1/7/21, repurchase price $4,500,070, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/19/21-11/15/49; total market value $4,590,000. (xx)	4,500,000	4,500,000

Total Repurchase Agreements		19,922,580

U.S. Treasury Obligations (29.3%)
U.S. Treasury Bills 0.08%, 3/18/21(p)	82,802,400	82,787,736

Total Short-Term Investments (59.9%) (Cost $169,558,258)		169,562,501

Total Investments in Securities (105.2%) (Cost $271,932,594)		297,817,148
Other Assets Less Liabilities (-5.2%)		(14,769,827)

Net Assets (100%)		$283,047,321

*	Non-income producing.
(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $23,571,321. This was collateralized by $1,189,301 of various U.S. Government Treasury Securities, ranging from 0.000% - 5.250%, maturing 1/28/21 - 8/15/50 and by cash of $22,922,580 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

AUD	— Australian Dollar
CHF	— Swiss Franc
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	188	3/2021	EUR	8,153,292	121,227
FTSE 100 Index	20	3/2021	GBP	1,755,870	(16,077)
MSCI EAFE E-Mini Index	203	3/2021	USD	21,627,620	250,763
S&P 500 E-Mini Index	389	3/2021	USD	72,914,160	1,634,393
SPI 200 Index	18	3/2021	AUD	2,267,865	(11,726)
TOPIX Index	48	3/2021	JPY	8,388,553	167,300
U.S. Treasury 10 Year Note	281	3/2021	USD	38,799,953	41,164

					2,187,044

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Forward Foreign Currency Contracts outstanding as of December 31, 2020 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	323,010	USD	239,491	JPMorgan Chase Bank	3/15/2021	9,679
EUR	4,019,000	USD	4,906,699	BNP Paribas	3/15/2021	10,833
EUR	1,235,040	USD	1,504,738	JPMorgan Chase Bank	3/15/2021	6,421
EUR	3,441,988	USD	4,190,472	Morgan Stanley	3/15/2021	21,044
GBP	3,551,000	USD	4,788,752	BNP Paribas	3/15/2021	69,353
GBP	581,048	USD	780,985	Morgan Stanley	3/15/2021	13,944
JPY	189,809,604	USD	1,821,304	BNP Paribas	3/15/2021	18,408
JPY	96,452,000	USD	929,061	Goldman Sachs International	3/15/2021	5,791
JPY	123,741,000	USD	1,186,100	JPMorgan Chase Bank	3/15/2021	13,248
JPY	347,533,616	USD	3,334,551	Morgan Stanley	3/15/2021	33,886
NOK	8,491,922	USD	938,035	JPMorgan Chase Bank	3/15/2021	52,130
NZD	1,568,778	USD	1,102,644	Goldman Sachs International	3/15/2021	26,440
SEK	27,378,905	USD	3,199,525	JPMorgan Chase Bank	3/15/2021	130,667
SEK	17,900,624	USD	2,073,012	Morgan Stanley	3/15/2021	104,303

Total unrealized appreciation						516,147

USD	518,805	AUD	685,731	BNP Paribas	3/15/2021	(10,166)
USD	330,818	AUD	454,201	JPMorgan Chase Bank	3/15/2021	(19,552)
USD	992,080	CHF	880,878	Citibank NA	3/15/2021	(4,959)
USD	388,013	CHF	353,916	JPMorgan Chase Bank	3/15/2021	(12,573)
USD	986,192	EUR	827,260	JPMorgan Chase Bank	3/15/2021	(26,020)
USD	5,800,237	EUR	4,800,767	Morgan Stanley	3/15/2021	(73,843)
USD	1,492,721	GBP	1,116,000	BNP Paribas	3/15/2021	(34,073)
USD	433,514	GBP	326,203	JPMorgan Chase Bank	3/15/2021	(12,763)
USD	1,706,904	JPY	176,634,000	JPMorgan Chase Bank	3/15/2021	(5,105)
USD	541,413	NZD	763,097	BNP Paribas	3/15/2021	(7,805)
USD	1,552,113	SEK	13,140,554	BNP Paribas	3/15/2021	(46,218)
USD	2,050,221	SEK	17,179,459	JPMorgan Chase Bank	3/15/2021	(39,377)

Total unrealized depreciation						(292,454)

Net unrealized appreciation						223,693

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$7,749,638	$—	$—	$7,749,638
Consumer Discretionary	9,166,227	—	—	9,166,227
Consumer Staples	4,640,558	—	—	4,640,558
Energy	1,618,874	—	—	1,618,874
Financials	7,432,621	—	—	7,432,621
Health Care	9,681,975	—	—	9,681,975
Industrials	5,975,271	—	—	5,975,271
Information Technology	19,763,143	—	—	19,763,143
Materials	1,892,419	—	—	1,892,419
Real Estate	1,701,701	—	—	1,701,701
Utilities	1,944,157	—	—	1,944,157
Exchange Traded Funds	56,688,063	—	—	56,688,063

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Forward Currency Contracts	$—	$516,147	$—	$516,147
Futures	2,214,847	—	—	2,214,847
Short-Term Investments
Investment Companies	66,852,185	—	—	66,852,185
Repurchase Agreements	—	19,922,580	—	19,922,580
U.S. Treasury Obligations	—	82,787,736	—	82,787,736

Total Assets	$197,321,679	$103,226,463	$—	$300,548,142

Liabilities:
Forward Currency Contracts	$—	$(292,454)	$—	$(292,454)
Futures	(27,803)	—	—	(27,803)

Total Liabilities	$(27,803)	$(292,454)	$—	$(320,257)

Total	$197,293,876	$102,934,009	$—	$300,227,885

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$41,164	*
Foreign exchange contracts	Receivables	516,147
Equity contracts	Receivables, Net assets – Unrealized appreciation	2,173,683	*

Total		$2,730,994

	Liability Derivatives
Foreign exchange contracts	Payables	$(292,454)
Equity contracts	Payables, Net assets – Unrealized depreciation	(27,803	)*

Total		$(320,257)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$1,678,553	$—	$1,678,553
Foreign exchange contracts	—	1,889,119	1,889,119
Equity contracts	(4,087,712)	—	(4,087,712)

Total	$(2,409,159)	$1,889,119	$(520,040)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$295,387	$—	$295,387
Foreign exchange contracts	—	195,898	195,898
Equity contracts	1,090,941	—	1,090,941

Total	$1,386,328	$195,898	$1,582,226

^ This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $69,216,000 and futures contracts with an average notional balance of approximately $98,220,000 respectively, during the year ended December 31, 2020.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2020:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
BNP Paribas	$98,594	$(98,262)	$—	$332
Goldman Sachs International	32,231	—	—	32,231
JPMorgan Chase Bank	212,145	(115,390)	—	96,755
Morgan Stanley	173,177	(73,843)	—	99,334

Total	$516,147	$(287,495)	$—	$228,652

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
BNP Paribas	$98,262	$(98,262)	$—	$—
Citibank NA	4,959	—	—	4,959
JPMorgan Chase Bank	115,390	(115,390)	—	—
Morgan Stanley	73,843	(73,843)	—	—

Total	$292,454	$(287,495)	$—	$4,959

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$31,426,260
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$22,376,866

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$28,986,498
Aggregate gross unrealized depreciation	(3,018,038)

Net unrealized appreciation	$25,968,460

Federal income tax cost of investments in securities and derivative instruments, if applicable	$274,259,425

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $252,010,014)	$277,894,568
Repurchase Agreements (Cost $19,922,580)	19,922,580
Cash	300,000
Foreign cash (Cost $4,668)	5,189
Due from broker for futures variation margin	7,847,822
Unrealized appreciation on forward foreign currency contracts	516,147
Dividends, interest and other receivables	105,997
Securities lending income receivable	6,544
Other assets	986

Total assets	306,599,833

LIABILITIES
Payable for return of collateral on securities loaned	22,922,580
Unrealized depreciation on forward foreign currency contracts	292,454
Investment management fees payable	162,274
Distribution fees payable – Class IB	58,729
Administrative fees payable	28,854
Payable for Portfolio shares redeemed	27,323
Trustees’ fees payable	37
Accrued expenses	60,261

Total liabilities	23,552,512

NET ASSETS	$283,047,321

Net assets were comprised of:
Paid in capital	$259,573,142
Total distributable earnings (loss)	23,474,179

Net assets	$283,047,321

Class IB
Net asset value, offering and redemption price per share, $283,047,321 / 25,581,729 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.06

(x)	Includes value of securities on loan of $23,571,321.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends	$2,352,925
Interest	187,122
Securities lending (net)	50,821

Total income	2,590,868

EXPENSES
Investment management fees	1,703,749
Distribution fees – Class IB	567,916
Administrative fees	280,720
Professional fees	59,875
Printing and mailing expenses	37,968
Custodian fees	12,000
Trustees’ fees	6,917
Miscellaneous	8,655

Gross expenses	2,677,800
Less: Waiver from investment manager	(155,086)

Net expenses	2,522,714

NET INVESTMENT INCOME (LOSS)	68,154

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(1,771,690)
Futures contracts	(2,409,159)
Forward foreign currency contracts	1,889,119
Foreign currency transactions	(65,078)

Net realized gain (loss)	(2,356,808)

Change in unrealized appreciation (depreciation) on:
Investments in securities	15,085,762
Futures contracts	1,386,328
Forward foreign currency contracts	195,898
Foreign currency translations	32,847

Net change in unrealized appreciation (depreciation)	16,700,835

NET REALIZED AND UNREALIZED GAIN (LOSS)	14,344,027

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,412,181

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$68,154	$1,774,802
Net realized gain (loss)	(2,356,808)	3,860,352
Net change in unrealized appreciation (depreciation)	16,700,835	19,232,175

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,412,181	24,867,329

Distributions to shareholders:
Class IB	(3,599,083)	(3,902,233)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 7,598,780 and 9,151,533 shares, respectively ]	75,651,755	94,523,377
Capital shares issued in reinvestment of dividends and distributions [ 346,723 and 361,338 shares, respectively ]	3,599,083	3,902,233
Capital shares repurchased [ (583,441) and (187,041) shares, respectively ]	(5,998,078)	(1,933,476)

Total Class IB transactions	73,252,760	96,492,134

Class K (b)
Capital shares repurchased [0 and (1,008,251) shares, respectively]	—	(10,602,740)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	73,252,760	85,889,394

TOTAL INCREASE (DECREASE) IN NET ASSETS	84,065,858	106,854,490
NET ASSETS:
Beginning of year	198,981,463	92,126,973

End of year	$283,047,321	$198,981,463

(b) After the close of business on September 10, 2019, operations for Class K ceased and shares of seed capital were fully redeemed.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,						November 13, 2017* to December 31, 2017
Class IB	2020		2019		2018
Net asset value, beginning of period	$10.92		$9.30		$10.24		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	—	#	0.12		0.18		0.03
Net realized and unrealized gain (loss)	0.28		1.73		(1.00)		0.24

Total from investment operations	0.28		1.85		(0.82)		0.27

Less distributions:
Dividends from net investment income	(0.06)		(0.08)		(0.11)		(0.03)
Distributions from net realized gains	(0.08)		(0.15)		(0.01)		—

Total dividends and distributions	(0.14)		(0.23)		(0.12)		(0.03)

Net asset value, end of period	$11.06		$10.92		$9.30		$10.24

Total return (b)	2.70%		19.86%		(8.07)%		2.73%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$283,047		$198,981		$82,748		$103
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.11	%(j)	1.09	%(k)	1.05	%(m)	1.13	%**(n)
Before waivers and reimbursements (a)(f)	1.18%		1.19%		1.46%		3.04%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	0.03%		1.20%		1.75%		2.07	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.04)%		1.09%		1.34%		0.16	%(l)
Portfolio turnover rate^	22%		56%		3%		0	%(z)

Class K	January 1, 2019 to September 10, 2019‡		Year Ended December 31, 2018		November 13, 2017* to December 31, 2017
Net asset value, beginning of period	$9.30		$10.24		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.09		0.14		0.03
Net realized and unrealized gain (loss)	1.13		(0.94)		0.25

Total from investment operations	1.22		(0.80)		0.28

Less distributions:
Dividends from net investment income	—		(0.13)		(0.04)
Distributions from net realized gains	—		(0.01)		—

Total dividends and distributions	—		(0.14)		(0.04)

Net asset value, end of period	$10.52		$9.30		$10.24

Total return (b)	13.12%		(7.83)%		2.76%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—		$9,379		$10,176
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.83	%(k)	0.81	%(m)	0.88	%**(n)
Before waivers and reimbursements (a)(f)	0.94%		1.38%		2.79%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.29%		1.37%		2.33	%(l)
Before waivers and reimbursements (a)(f)(x)	1.19%		0.80%		0.42	%(l)
Portfolio turnover rate^	56%		3%		0	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC AGGRESSIVE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

#	Per share amount is less than $0.005.
*	Commencement of Operations.
**	Includes Tax Expense of 0.01%.
‡	After the close of business on September 10, 2019 operations for Class K ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class IB and 0.94% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95% for Class K and 1.20% for Class IB.
(n)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.21% for Class IB and 0.96% for Class K.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/AB DYNAMIC GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	3.73%	6.31%	4.81%
EQ/AB Dynamic Growth Index	13.13	9.97	8.25
S&P 500® Index	18.40	15.22	13.20
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.73	2.89	2.55

* Date of inception 4/30/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 3.73% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the EQ/AB Dynamic Growth Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 13.13%, 18.40% and 5.73%, respectively.

Portfolio Highlights

The Portfolio started the year with a modest overweight to equities which was reduced in January, influenced by the sudden surge in COVID-19 cases outside China. The Portfolio further de-risked to a significant equity underweight as economic closures and quarantines became more extreme—the largest underweight and the fastest 5-day reduction since inception.

Due to heightened market volatility and ongoing concerns around COVID-19, the Portfolio maintained a defensive posture through the second and third quarter of the year. In August, the underweight was eliminated and an overweight position was established by the end of the month. However, with heightened uncertainty from rising COVID-19 cases globally and the anxiety around the U.S. election cycle, the Portfolio reestablished an equity underweight that it carried through the U.S. Presidential election. Supported by continuing stimulus and an improving growth outlook, the Portfolio ended the year overweight equities.

In a robust year for equity returns that followed the rapid recovery off March lows, the underweight equity positioning detracted from performance, specifically in the month of April, as equity markets strongly advanced following the meaningful sell-off in February and March.

What helped performance during the year:

•	The U.S. small-cap equity allocation contributed to performance for the year.

What hurt performance during the year:

•	The U.S. bonds position detracted from performance for the year.

•	An underweight position in U.S. large cap equity was a drag on performance.

How did derivatives contribute/detract from performance during the year?

During the period, the Portfolio utilized derivatives for hedging and investment purposes in the form of futures and currency forwards. All derivatives performed in line with the manager’s expectations over the period.

Portfolio Characteristics

As of December 31, 2020
Weighted Average Life (Years)	5.74
Weighted Average Coupon (%)	0.76
Weighted Average Effective Duration (Years)*	5.44
Weighted Average Rating**	AAA

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

EQ/AB DYNAMIC GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2020	% of Net Assets
Information Technology	15.7%
U.S. Treasury Obligations	15.7
Health Care	9.2
Consumer Discretionary	8.8
Exchange-Traded Funds	8.7
Financials	8.2
Industrials	7.0
Communication Services	6.4
Consumer Staples	5.3
Investment Company	3.6
Materials	2.8
Repurchase Agreements	2.5
Utilities	2.1
Real Estate	1.8
Energy	1.7
U.S. Government Agency Securities	0.5
Cash and Other	(0.0)#

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,140.50	$6.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.29	5.90

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.16%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (6.4%)
Diversified Telecommunication Services (1.1%)
Altice Europe NV, Class A*	5,873	$38,227
AT&T, Inc.	91,968	2,645,000
BT Group plc*	81,376	147,170
Cellnex Telecom SA (m)	2,880	172,821
CenturyLink, Inc.	12,700	123,825
Deutsche Telekom AG (Registered)	30,851	563,641
Elisa OYJ	1,328	72,795
HKT Trust & HKT Ltd.	32,415	42,063
Iliad SA	136	27,929
Infrastrutture Wireless Italiane SpA (m)	3,111	37,740
Koninklijke KPN NV	32,245	97,968
Nippon Telegraph & Telephone Corp.	12,027	308,144
Orange SA	18,331	217,984
PCCW Ltd.	39,294	23,670
Proximus SADP	1,481	29,328
Singapore Telecommunications Ltd.	75,485	132,273
Spark New Zealand Ltd.	15,677	53,014
Swisscom AG (Registered)	244	131,495
Telecom Italia SpA (Aquis Stock Exchange)	51,497	26,662
Telecom Italia SpA (Turquoise Stock Exchange)	68,549	31,605
Telefonica Deutschland Holding AG	9,527	26,245
Telefonica SA	43,936	174,173
Telefonica SA*	2,439	9,669
Telenor ASA	6,366	108,324
Telia Co. AB	21,594	89,131
Telstra Corp. Ltd.	37,906	87,086
TPG Telecom Ltd.*	2,569	14,300
United Internet AG (Registered)	1,064	44,753
Verizon Communications, Inc.	53,350	3,134,313

		8,611,348

Entertainment (1.3%)
Activision Blizzard, Inc.	9,961	924,879
Bollore SA	7,479	30,900
Capcom Co. Ltd.	815	52,884
Electronic Arts, Inc.	3,750	538,500
Koei Tecmo Holdings Co. Ltd.	419	25,565
Konami Holdings Corp.	905	50,835
Live Nation Entertainment, Inc.*	1,822	133,881
Netflix, Inc.*	5,780	3,125,419
Nexon Co. Ltd.	4,608	141,915
Nintendo Co. Ltd.	1,043	664,962
Square Enix Holdings Co. Ltd.	924	56,019
Take-Two Interactive Software, Inc.*	1,531	318,127
Toho Co. Ltd.	1,107	46,636
Ubisoft Entertainment SA*	864	83,216
Vivendi SA	7,717	248,697
Walt Disney Co. (The)*	23,335	4,227,835

		10,670,270

Interactive Media & Services (2.8%)
Adevinta ASA*	2,211	37,132
Alphabet, Inc., Class A*	3,890	6,817,770
Alphabet, Inc., Class C*	3,770	6,604,587
Auto Trader Group plc (m)	8,940	72,864
Facebook, Inc., Class A*	31,090	8,492,544
Kakaku.com, Inc.	1,312	35,959
REA Group Ltd. (x)	488	56,005
Scout24 AG (m)	1,053	86,253
SEEK Ltd.	3,188	70,121
Twitter, Inc.*	10,231	554,009
Z Holdings Corp.	24,557	148,500

		22,975,744

Media (0.8%)
Charter Communications, Inc., Class A*	1,936	1,280,761
Comcast Corp., Class A	58,850	3,083,740
CyberAgent, Inc.	1,001	68,927
Dentsu Group, Inc.	2,103	62,425
Discovery, Inc., Class A (x)*	2,050	61,685
Discovery, Inc., Class C*	3,790	99,260
DISH Network Corp., Class A*	3,177	102,744
Fox Corp., Class A	4,300	125,216
Fox Corp., Class B	1,933	55,825
Hakuhodo DY Holdings, Inc.	2,066	28,312
Informa plc	13,743	103,177
Interpublic Group of Cos., Inc. (The)	4,970	116,894
News Corp., Class A	5,000	89,850
News Corp., Class B	1,550	27,543
Omnicom Group, Inc.	2,700	168,399
Pearson plc	6,895	64,154
Publicis Groupe SA	2,044	101,780
Schibsted ASA, Class A*	700	29,905
Schibsted ASA, Class B*	920	34,314
SES SA (FDR)	3,340	31,484
ViacomCBS, Inc.	7,223	269,129
WPP plc	11,369	124,377

		6,129,901

Wireless Telecommunication Services (0.4%)
KDDI Corp.	14,915	442,878
SoftBank Corp.	26,620	333,346
SoftBank Group Corp.	14,508	1,132,202
Tele2 AB, Class B	4,423	58,381
T-Mobile US, Inc.*	7,550	1,018,118
Vodafone Group plc	248,283	410,624

		3,395,549

Total Communication Services		51,782,812

Consumer Discretionary (8.8%)
Auto Components (0.2%)
Aisin Seiki Co. Ltd.	1,526	45,741
Aptiv plc	3,500	456,015
BorgWarner, Inc.	3,100	119,784
Bridgestone Corp.	5,036	165,046
Cie Generale des Etablissements Michelin SCA	1,592	204,114
Continental AG	1,030	152,569
Denso Corp.	4,025	239,110
Faurecia SE*	809	41,420

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Koito Manufacturing Co. Ltd.	962	$65,403
NGK Spark Plug Co. Ltd.	1,383	23,614
Stanley Electric Co. Ltd.	1,203	38,739
Sumitomo Electric Industries Ltd.	6,789	89,847
Toyoda Gosei Co. Ltd.	700	20,304
Toyota Industries Corp.	1,374	108,983
Valeo SA	2,214	87,309

		1,857,998

Automobiles (1.6%)
Bayerische Motoren Werke AG	3,100	273,543
Bayerische Motoren Werke AG (Preference) (q)	529	35,673
Daimler AG (Registered)	7,922	559,287
Ferrari NV	1,178	271,487
Fiat Chrysler Automobiles NV*	10,199	182,658
Ford Motor Co.	50,350	442,576
General Motors Co.	16,200	674,568
Honda Motor Co. Ltd.	15,119	421,335
Isuzu Motors Ltd.	5,064	48,063
Mazda Motor Corp.	4,757	31,881
Nissan Motor Co. Ltd.	21,486	116,529
Peugeot SA*	5,453	149,021
Porsche Automobil Holding SE (Preference) (q)	1,445	99,562
Renault SA*	1,767	77,194
Subaru Corp.	5,626	112,378
Suzuki Motor Corp.	3,438	159,222
Tesla, Inc.*	9,800	6,915,566
Toyota Motor Corp.	19,632	1,512,874
Volkswagen AG	305	63,380
Volkswagen AG (Preference) (q)	1,735	323,064
Yamaha Motor Co. Ltd.	2,568	52,327

		12,522,188

Distributors (0.1%)
Genuine Parts Co.	1,850	185,796
LKQ Corp.*	3,550	125,102
Pool Corp.	524	195,190

		506,088

Hotels, Restaurants & Leisure (1.1%)
Accor SA*	1,695	61,293
Aristocrat Leisure Ltd.	5,254	125,568
Carnival Corp.	9,600	207,936
Chipotle Mexican Grill, Inc.*	440	610,152
Compass Group plc	16,591	309,240
Crown Resorts Ltd.	3,266	24,248
Darden Restaurants, Inc.	1,650	196,548
Domino’s Pizza, Inc.	502	192,497
Entain plc	5,315	82,386
Evolution Gaming Group AB (m)	1,164	118,103
Flutter Entertainment plc	1,433	292,179
Galaxy Entertainment Group Ltd.	19,394	150,725
Genting Singapore Ltd.	51,727	33,269
Hilton Worldwide Holdings, Inc.	3,516	391,190
InterContinental Hotels Group plc	1,616	103,643
La Francaise des Jeux SAEM (m)	787	35,968
Las Vegas Sands Corp.	4,149	247,280
Marriott International, Inc., Class A	3,420	451,166
McDonald’s Corp.	9,650	2,070,697
McDonald’s Holdings Co. Japan Ltd. (x)	601	29,103
Melco Resorts & Entertainment Ltd. (ADR)	1,908	35,393
MGM Resorts International	5,231	164,829
Norwegian Cruise Line Holdings Ltd. (x)*	4,025	102,356
Oriental Land Co. Ltd.	1,867	308,108
Royal Caribbean Cruises Ltd.	2,350	175,522
Sands China Ltd.	21,793	95,718
SJM Holdings Ltd.	16,347	18,282
Sodexo SA	826	69,849
Starbucks Corp.	15,132	1,618,821
Tabcorp Holdings Ltd.	19,847	59,674
Whitbread plc*	1,945	82,453
Wynn Macau Ltd.*	13,352	22,424
Wynn Resorts Ltd.	1,200	135,396
Yum! Brands, Inc.	3,900	423,384

		9,045,400

Household Durables (0.5%)
Barratt Developments plc	9,271	84,943
Berkeley Group Holdings plc	1,189	77,103
Casio Computer Co. Ltd.	1,751	31,983
DR Horton, Inc.	4,250	292,910
Electrolux AB	2,036	47,351
Garmin Ltd.	1,900	227,354
Husqvarna AB, Class B	3,561	46,095
Iida Group Holdings Co. Ltd.	1,340	27,045
Leggett & Platt, Inc.	1,700	75,310
Lennar Corp., Class A	3,550	270,617
Mohawk Industries, Inc.*	700	98,665
Newell Brands, Inc.	4,850	102,966
NVR, Inc.*	44	179,514
Panasonic Corp.	20,299	234,042
Persimmon plc	2,969	112,343
PulteGroup, Inc.	3,400	146,608
Rinnai Corp.	359	41,652
SEB SA	221	40,228
Sekisui Chemical Co. Ltd.	3,421	64,739
Sekisui House Ltd.	5,726	116,455
Sharp Corp. (x)*	1,887	28,582
Sony Corp.	11,715	1,166,905
Taylor Wimpey plc	33,732	76,481
Whirlpool Corp.	800	144,392

		3,734,283

Internet & Direct Marketing Retail (2.7%)
Amazon.com, Inc.*	5,545	18,059,677
Booking Holdings, Inc.*	612	1,363,089
Delivery Hero SE (m)*	1,216	188,662
eBay, Inc.	8,440	424,110
Etsy, Inc.*	1,662	295,686
Expedia Group, Inc.	1,700	225,080
HelloFresh SE*	1,368	105,621
Just Eat Takeaway.com NV (m)*	1,171	132,183
Mercari, Inc.*	851	37,706
Ocado Group plc*	4,500	140,736
Prosus NV*	4,546	490,718
Rakuten, Inc.	7,769	74,789
Zalando SE (m)*	1,441	160,302

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
ZOZO, Inc.	993	$24,514

		21,722,873

Leisure Products (0.1%)
Bandai Namco Holdings, Inc.	1,881	162,605
Hasbro, Inc.	1,550	144,987
Sega Sammy Holdings, Inc.	1,589	25,038
Shimano, Inc.	701	163,514
Yamaha Corp.	1,312	77,128

		573,272

Multiline Retail (0.3%)
Dollar General Corp.	3,180	668,754
Dollar Tree, Inc.*	2,960	319,798
Marui Group Co. Ltd.	1,716	30,114
Next plc*	1,249	121,029
Pan Pacific International Holdings Corp.	3,746	86,635
Ryohin Keikaku Co. Ltd.	2,200	44,850
Target Corp.	6,500	1,147,445
Wesfarmers Ltd.	10,548	409,852

		2,828,477

Specialty Retail (1.3%)
ABC-Mart, Inc.	319	17,733
Advance Auto Parts, Inc.	840	132,308
AutoZone, Inc.*	313	371,043
Best Buy Co., Inc.	2,920	291,387
CarMax, Inc.*	2,060	194,588
Fast Retailing Co. Ltd.	544	487,179
Gap, Inc. (The)	2,650	53,503
Hennes & Mauritz AB, Class B	7,483	156,434
Hikari Tsushin, Inc.	213	49,880
Home Depot, Inc. (The)	13,960	3,708,055
Industria de Diseno Textil SA	10,177	323,748
JD Sports Fashion plc*	3,988	46,901
Kingfisher plc*	18,512	68,452
L Brands, Inc.	2,930	108,967
Lowe’s Cos., Inc.	9,430	1,513,609
Nitori Holdings Co. Ltd.	756	158,295
O’Reilly Automotive, Inc.*	920	416,364
Ross Stores, Inc.	4,580	562,470
Shimamura Co. Ltd.	202	21,207
Tiffany & Co.	1,350	177,458
TJX Cos., Inc. (The)	15,480	1,057,129
Tractor Supply Co.	1,530	215,087
Ulta Beauty, Inc.*	700	201,012
USS Co. Ltd.	2,143	43,294
Yamada Holdings Co. Ltd.	6,632	35,198

		10,411,301

Textiles, Apparel & Luxury Goods (0.9%)
adidas AG*	1,763	641,608
Burberry Group plc*	3,866	94,606
Cie Financiere Richemont SA (Registered)	4,778	432,195
EssilorLuxottica SA	2,658	414,173
Hanesbrands, Inc.	4,400	64,152
Hermes International	296	318,071
Kering SA	703	510,483
LVMH Moet Hennessy Louis Vuitton SE (x)	2,560	1,597,801
Moncler SpA*	1,829	112,033
NIKE, Inc., Class B	16,150	2,284,740
Pandora A/S	926	103,507
Puma SE*	908	102,362
PVH Corp.	850	79,806
Ralph Lauren Corp.	600	62,244
Swatch Group AG (The)	275	75,017
Swatch Group AG (The) (Registered) (x)	533	28,152
Tapestry, Inc.	3,500	108,780
Under Armour, Inc., Class A*	2,350	40,350
Under Armour, Inc., Class C*	2,507	37,304
VF Corp.	4,050	345,911

		7,453,295

Total Consumer Discretionary		70,655,175

Consumer Staples (5.3%)
Beverages (1.2%)
Anheuser-Busch InBev SA/NV	7,050	491,006
Asahi Group Holdings Ltd.	4,203	172,752
Brown-Forman Corp., Class B	2,350	186,660
Budweiser Brewing Co. APAC Ltd. (m)	15,700	51,844
Carlsberg A/S, Class B	954	152,705
Coca-Cola Amatil Ltd.	4,691	46,762
Coca-Cola Bottlers Japan Holdings, Inc.	1,178	18,357
Coca-Cola Co. (The)	49,900	2,736,516
Coca-Cola European Partners plc	1,878	93,581
Coca-Cola HBC AG	1,899	61,728
Constellation Brands, Inc., Class A	2,200	481,910
Davide Campari-Milano NV	5,505	62,813
Diageo plc	21,636	851,520
Heineken Holding NV	1,087	102,317
Heineken NV	2,418	269,459
Ito En Ltd.	490	30,988
Kirin Holdings Co. Ltd.	7,600	179,153
Molson Coors Beverage Co., Class B	2,400	108,456
Monster Beverage Corp.*	4,770	441,130
PepsiCo, Inc.	17,800	2,639,740
Pernod Ricard SA	1,945	372,574
Remy Cointreau SA	209	38,886
Suntory Beverage & Food Ltd.	1,301	45,990
Treasury Wine Estates Ltd. (x)	6,674	48,366

		9,685,213

Food & Staples Retailing (1.0%)
Aeon Co. Ltd.	6,136	201,156
Carrefour SA	5,814	99,651
Coles Group Ltd.	12,205	170,687
Cosmos Pharmaceutical Corp.	213	34,408
Costco Wholesale Corp.	5,700	2,147,646
Etablissements Franz Colruyt NV	533	31,561
ICA Gruppen AB	972	48,543
J Sainsbury plc	15,273	47,098
Jeronimo Martins SGPS SA	2,461	41,550
Kesko OYJ, Class B	2,528	64,979
Kobe Bussan Co. Ltd.	1,128	34,740
Koninklijke Ahold Delhaize NV	10,250	289,381
Kroger Co. (The)	9,970	316,647

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Lawson, Inc.	535	$24,896
Seven & i Holdings Co. Ltd.	6,958	246,567
Sundrug Co. Ltd.	652	26,016
Sysco Corp.	6,550	486,403
Tesco plc	90,648	286,846
Tsuruha Holdings, Inc.	350	49,760
Walgreens Boots Alliance, Inc.	9,250	368,890
Walmart, Inc.	17,920	2,583,168
Welcia Holdings Co. Ltd. (x)	862	32,516
Wm Morrison Supermarkets plc	21,376	51,842
Woolworths Group Ltd.	11,681	354,005

		8,038,956

Food Products (1.1%)
a2 Milk Co. Ltd. (The)*	6,805	59,097
Ajinomoto Co., Inc.	4,288	97,072
Archer-Daniels-Midland Co.	7,100	357,911
Associated British Foods plc*	3,342	103,469
Barry Callebaut AG (Registered)	28	66,545
Calbee, Inc.	915	27,560
Campbell Soup Co.	2,600	125,710
Chocoladefabriken Lindt & Spruengli AG	10	97,481
Chocoladefabriken Lindt & Spruengli AG (Registered)	1	99,853
Conagra Brands, Inc.	6,250	226,625
Danone SA	5,783	379,804
General Mills, Inc.	7,850	461,580
Hershey Co. (The)	1,850	281,811
Hormel Foods Corp.	3,600	167,796
JDE Peet’s NV (x)*	694	31,327
JM Smucker Co. (The)	1,400	161,840
Kellogg Co.	3,250	202,248
Kerry Group plc (London Stock Exchange), Class A	1,404	203,079
Kerry Group plc (Turquoise Stock Exchange), Class A	86	12,450
Kikkoman Corp.	1,390	96,521
Kraft Heinz Co. (The)	8,350	289,411
Lamb Weston Holdings, Inc.	1,814	142,834
McCormick & Co., Inc. (Non-Voting)	3,200	305,920
Meiji Holdings Co. Ltd.	1,108	77,905
Mondelez International, Inc., Class A	18,400	1,075,848
Mowi ASA	3,987	88,814
Nestle SA (Registered)	26,667	3,140,519
NH Foods Ltd.	788	34,647
Nisshin Seifun Group, Inc.	1,920	30,514
Nissin Foods Holdings Co. Ltd.	635	54,365
Orkla ASA	6,964	70,661
Toyo Suisan Kaisha Ltd.	806	39,186
Tyson Foods, Inc., Class A	3,750	241,650
WH Group Ltd. (m)	86,015	72,119
Wilmar International Ltd.	16,661	58,621
Yakult Honsha Co. Ltd.	1,198	60,332
Yamazaki Baking Co. Ltd.	1,222	20,403

		9,063,528

Household Products (1.0%)
Church & Dwight Co., Inc.	3,150	274,774
Clorox Co. (The)	1,600	323,072
Colgate-Palmolive Co.	11,050	944,885
Essity AB, Class B	5,699	183,211
Henkel AG & Co. KGaA	992	95,556
Henkel AG & Co. KGaA (Preference) (q)	1,659	187,066
Kimberly-Clark Corp.	4,350	586,510
Lion Corp.	2,170	52,498
Pigeon Corp. (x)	1,148	47,308
Procter & Gamble Co. (The)	31,997	4,452,063
Reckitt Benckiser Group plc	6,584	589,017
Unicharm Corp.	3,770	178,615

		7,914,575

Personal Products (0.5%)
Beiersdorf AG	950	109,604
Estee Lauder Cos., Inc. (The), Class A	2,950	785,260
Kao Corp.	4,509	348,039
Kobayashi Pharmaceutical Co. Ltd.	453	55,323
Kose Corp.	315	53,692
L’Oreal SA	2,330	884,675
Pola Orbis Holdings, Inc.	967	19,611
Shiseido Co. Ltd.	3,752	259,302
Unilever plc (Cboe Europe)	13,364	809,205
Unilever plc (London Stock Exchange)	10,692	642,168

		3,966,879

Tobacco (0.5%)
Altria Group, Inc.	23,900	979,900
British American Tobacco plc	21,236	786,410
Imperial Brands plc	8,654	181,716
Japan Tobacco, Inc. (x)	11,051	224,969
Philip Morris International, Inc.	20,050	1,659,940
Swedish Match AB	1,548	120,000

		3,952,935

Total Consumer Staples		42,622,086

Energy (1.7%)
Energy Equipment & Services (0.1%)
Baker Hughes Co.	8,800	183,480
Halliburton Co.	11,350	214,515
National Oilwell Varco, Inc.	5,000	68,650
Schlumberger NV	17,950	391,849
TechnipFMC plc	5,408	50,835
Tenaris SA	4,370	35,363

		944,692

Oil, Gas & Consumable Fuels (1.6%)
Ampol Ltd.	2,405	52,695
Apache Corp.	4,850	68,821
BP plc	187,560	653,532
Cabot Oil & Gas Corp.	5,100	83,028
Chevron Corp.	24,764	2,091,320
Concho Resources, Inc.	2,500	145,875
ConocoPhillips	13,700	547,863
Devon Energy Corp.	4,850	76,678
Diamondback Energy, Inc.	2,016	97,574
ENEOS Holdings, Inc.	27,108	97,243
Eni SpA	23,287	243,178
EOG Resources, Inc.	7,450	371,531

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Equinor ASA	9,041	$152,841
Exxon Mobil Corp.	54,558	2,248,881
Galp Energia SGPS SA	4,556	48,723
Hess Corp.	3,500	184,765
HollyFrontier Corp.	1,884	48,701
Idemitsu Kosan Co. Ltd.	1,771	38,934
Inpex Corp.	8,972	48,312
Kinder Morgan, Inc.	25,050	342,434
Koninklijke Vopak NV	715	37,551
Lundin Energy AB	1,756	47,445
Marathon Oil Corp.	10,100	67,367
Marathon Petroleum Corp.	8,346	345,191
Neste OYJ	3,966	286,634
Occidental Petroleum Corp.	10,798	186,913
Oil Search Ltd.	18,054	51,638
OMV AG	1,345	54,223
ONEOK, Inc.	5,712	219,227
Origin Energy Ltd.	16,038	58,855
Phillips 66	5,600	391,664
Pioneer Natural Resources Co.	2,050	233,475
Repsol SA	13,612	137,190
Royal Dutch Shell plc, Class A	37,961	673,710
Royal Dutch Shell plc, Class B	34,308	590,862
Santos Ltd.	15,981	77,250
TOTAL SE	23,330	1,006,089
Valero Energy Corp.	5,200	294,164
Washington H Soul Pattinson & Co. Ltd. (x)	929	21,551
Williams Cos., Inc. (The)	15,638	313,542
Woodside Petroleum Ltd.	8,962	157,116

		12,894,586

Total Energy		13,839,278

Financials (8.2%)
Banks (3.3%)
ABN AMRO Bank NV (CVA) (m)	3,803	37,260
Australia & New Zealand Banking Group Ltd. (x)	26,252	459,425
Banco Bilbao Vizcaya Argentaria SA	61,718	304,230
Banco Santander SA	157,908	489,601
Bank Hapoalim BM*	10,232	70,019
Bank Leumi Le-Israel BM	13,266	78,024
Bank of America Corp.	98,265	2,978,412
Bank of East Asia Ltd. (The)	11,080	23,668
Bank of Kyoto Ltd. (The)	604	31,412
Banque Cantonale Vaudoise (Registered) (x)	277	30,131
Barclays plc	160,568	322,075
BNP Paribas SA*	10,476	551,658
BOC Hong Kong Holdings Ltd.	33,361	101,127
CaixaBank SA	32,394	83,145
Chiba Bank Ltd. (The)	4,259	23,429
Citigroup, Inc.	26,800	1,652,488
Citizens Financial Group, Inc.	5,450	194,892
Comerica, Inc.	1,700	94,962
Commerzbank AG*	8,627	55,499
Commonwealth Bank of Australia	16,386	1,037,278
Concordia Financial Group Ltd.	8,494	29,861
Credit Agricole SA*	10,537	132,844
Danske Bank A/S*	6,415	105,980
DBS Group Holdings Ltd.	16,631	315,103
DNB ASA	8,898	174,343
Erste Group Bank AG	2,556	77,876
Fifth Third Bancorp	9,100	250,887
FinecoBank Banca Fineco SpA*	5,545	90,772
First Republic Bank	2,245	329,858
Fukuoka Financial Group, Inc.	1,705	30,267
Hang Seng Bank Ltd. (x)	7,036	121,344
HSBC Holdings plc	188,517	976,664
Huntington Bancshares, Inc.	13,100	165,453
ING Groep NV	36,104	337,017
Intesa Sanpaolo SpA*	153,064	357,638
Israel Discount Bank Ltd., Class A	10,506	40,410
Japan Post Bank Co. Ltd. (x)	3,569	29,277
JPMorgan Chase & Co.	39,350	5,000,205
KBC Group NV	2,354	164,724
KeyCorp	12,550	205,946
Lloyds Banking Group plc	655,215	326,505
M&T Bank Corp.	1,650	210,045
Mediobanca Banca di Credito Finanziario SpA*	5,748	52,946
Mitsubishi UFJ Financial Group, Inc.	113,143	499,777
Mizrahi Tefahot Bank Ltd.	1,409	32,556
Mizuho Financial Group, Inc.	22,328	282,736
National Australia Bank Ltd.	29,244	509,532
Natwest Group plc	44,891	102,918
Nordea Bank Abp (Aquis Stock Exchange)	403	3,285
Nordea Bank Abp (Turquoise Stock Exchange)	29,241	238,901
Oversea-Chinese Banking Corp. Ltd.	30,520	232,318
People’s United Financial, Inc.	5,400	69,822
PNC Financial Services Group, Inc. (The)	5,500	819,500
Raiffeisen Bank International AG*	1,299	26,470
Regions Financial Corp.	12,350	199,082
Resona Holdings, Inc.	17,984	62,771
Shinsei Bank Ltd.	1,382	17,012
Shizuoka Bank Ltd. (The)	3,855	28,225
Skandinaviska Enskilda Banken AB, Class A*	14,739	151,374
Societe Generale SA*	7,628	158,624
Standard Chartered plc	24,825	158,165
Sumitomo Mitsui Financial Group, Inc.	12,100	373,588
Sumitomo Mitsui Trust Holdings, Inc.	3,093	95,167
SVB Financial Group*	700	271,481
Svenska Handelsbanken AB, Class A*	14,473	145,300
Swedbank AB, Class A*	8,321	145,756
Truist Financial Corp.	17,402	834,078
UniCredit SpA*	19,412	181,370
United Overseas Bank Ltd.	10,758	183,886
US Bancorp	17,600	819,984
Wells Fargo & Co.	53,319	1,609,167
Westpac Banking Corp.	33,430	499,220
Zions Bancorp NA	2,100	91,224

		26,987,989

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Capital Markets (1.9%)
3i Group plc	9,109	$144,247
Ameriprise Financial, Inc.	1,550	301,211
Amundi SA (m)*	607	49,535
ASX Ltd.	1,852	102,802
Bank of New York Mellon Corp. (The)	10,450	443,498
BlackRock, Inc.	1,877	1,354,331
Cboe Global Markets, Inc.	1,318	122,732
Charles Schwab Corp. (The)	19,185	1,017,572
CME Group, Inc.	4,600	837,430
Credit Suisse Group AG (Registered)	22,656	291,741
Daiwa Securities Group, Inc.	12,591	57,312
Deutsche Bank AG (Registered)*	17,879	195,463
Deutsche Boerse AG	1,761	299,572
EQT AB (x)	2,180	55,748
Franklin Resources, Inc.	3,500	87,465
Goldman Sachs Group, Inc. (The)	4,450	1,173,509
Hargreaves Lansdown plc	3,038	63,356
Hong Kong Exchanges & Clearing Ltd.	11,187	613,287
Intercontinental Exchange, Inc.	7,200	830,088
Invesco Ltd.	4,850	84,536
Japan Exchange Group, Inc.	4,770	121,866
Julius Baer Group Ltd.	2,122	122,243
London Stock Exchange Group plc	2,953	363,764
Macquarie Group Ltd.	3,179	339,394
Magellan Financial Group Ltd.	1,261	52,167
MarketAxess Holdings, Inc.	482	275,010
Moody’s Corp.	2,100	609,504
Morgan Stanley	18,436	1,263,419
MSCI, Inc.	1,101	491,630
Nasdaq, Inc.	1,450	192,473
Natixis SA*	8,041	27,397
Nomura Holdings, Inc.	28,768	151,843
Northern Trust Corp.	2,650	246,821
Partners Group Holding AG	176	206,755
Raymond James Financial, Inc.	1,490	142,548
S&P Global, Inc.	3,150	1,035,499
SBI Holdings, Inc.	2,237	53,014
Schroders plc	1,218	55,582
Singapore Exchange Ltd.	7,226	50,739
St James’s Place plc	4,885	75,720
Standard Life Aberdeen plc	19,844	76,335
State Street Corp.	4,550	331,149
T. Rowe Price Group, Inc.	2,900	439,031
UBS Group AG (Registered)	33,934	477,981

		15,327,319

Consumer Finance (0.3%)
Acom Co. Ltd.	3,634	15,521
American Express Co.	8,350	1,009,598
Capital One Financial Corp.	5,900	583,215
Discover Financial Services	3,900	353,067
Synchrony Financial	6,950	241,235

		2,202,636

Diversified Financial Services (0.9%)
AMP Ltd.	30,530	36,718
Berkshire Hathaway, Inc., Class B*	25,083	5,815,995
Eurazeo SE*	363	24,612
EXOR NV	996	80,574
Groupe Bruxelles Lambert SA	737	74,297
Industrivarden AB, Class A*	989	32,960
Industrivarden AB, Class C*	1,557	50,244
Investor AB, Class B	4,223	307,553
Kinnevik AB, Class B*	2,239	113,071
L E Lundbergforetagen AB, Class B*	772	41,342
M&G plc	24,064	65,140
Mitsubishi UFJ Lease & Finance Co. Ltd.	3,513	16,841
ORIX Corp.	12,294	188,658
Sofina SA	158	53,467
Tokyo Century Corp.	452	35,808
Wendel SE	254	30,394

		6,967,674

Insurance (1.8%)
Admiral Group plc	1,767	70,220
Aegon NV	15,219	60,146
Aflac, Inc.	8,400	373,548
Ageas SA/NV	1,626	86,567
AIA Group Ltd.	111,906	1,371,317
Allianz SE (Registered)	3,862	946,905
Allstate Corp. (The)	3,900	428,727
American International Group, Inc.	11,057	418,618
Aon plc, Class A	3,000	633,810
Arthur J Gallagher & Co.	2,500	309,275
Assicurazioni Generali SpA	10,133	176,524
Assurant, Inc.	750	102,165
Aviva plc	35,668	158,620
Baloise Holding AG (Registered)	451	80,236
Chubb Ltd.	5,850	900,432
Cincinnati Financial Corp.	1,900	166,003
CNP Assurances*	1,583	25,488
Dai-ichi Life Holdings, Inc.	10,132	152,292
Direct Line Insurance Group plc	11,747	51,244
Everest Re Group Ltd.	504	117,981
Gjensidige Forsikring ASA	1,892	42,234
Globe Life, Inc.	1,150	109,204
Hannover Rueck SE	586	93,280
Hartford Financial Services Group, Inc. (The)	4,550	222,859
Insurance Australia Group Ltd.	20,860	75,585
Japan Post Holdings Co. Ltd.	14,347	111,547
Japan Post Insurance Co. Ltd.	2,049	41,911
Legal & General Group plc	54,314	197,718
Lincoln National Corp.	2,250	113,198
Loews Corp.	2,950	132,809
Marsh & McLennan Cos., Inc.	6,500	760,500
Medibank Pvt Ltd.	23,529	54,600
MetLife, Inc.	9,850	462,458
MS&AD Insurance Group Holdings, Inc.	4,239	128,950
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	1,297	384,712
NN Group NV	2,668	115,805
Phoenix Group Holdings plc	5,086	48,727
Poste Italiane SpA (m)	4,716	47,934
Principal Financial Group, Inc.	3,250	161,233
Progressive Corp. (The)	7,500	741,600

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Prudential Financial, Inc.	5,050	$394,254
Prudential plc	24,148	444,812
QBE Insurance Group Ltd.	13,274	87,293
RSA Insurance Group plc	9,575	88,697
Sampo OYJ, Class A (x)	4,427	186,963
SCOR SE*	1,477	47,672
Sompo Holdings, Inc.	3,142	126,982
Suncorp Group Ltd.	11,249	84,469
Swiss Life Holding AG (Registered)*	292	136,023
Swiss Re AG	2,645	248,994
T&D Holdings, Inc.	4,853	57,199
Tokio Marine Holdings, Inc.	5,847	300,575
Travelers Cos., Inc. (The)	3,200	449,184
Tryg A/S	1,399	44,112
Unum Group	2,600	59,644
W R Berkley Corp.	1,762	117,032
Willis Towers Watson plc	1,650	347,622
Zurich Insurance Group AG	1,393	587,694

		14,486,203

Total Financials		65,971,821

Health Care (9.2%)
Biotechnology (1.1%)
AbbVie, Inc.	22,701	2,432,412
Alexion Pharmaceuticals, Inc.*	2,800	437,472
Amgen, Inc.	7,516	1,728,079
Argenx SE*	431	126,999
Biogen, Inc.*	1,950	477,477
CSL Ltd.	4,206	918,244
Galapagos NV*	395	38,836
Genmab A/S*	612	247,416
Gilead Sciences, Inc.	16,100	937,986
Grifols SA (x)	2,717	79,263
Incyte Corp.*	2,382	207,186
PeptiDream, Inc.*	953	48,363
Regeneron Pharmaceuticals, Inc.*	1,409	680,702
Vertex Pharmaceuticals, Inc.*	3,400	803,556

		9,163,991

Health Care Equipment & Supplies (2.4%)
Abbott Laboratories	22,798	2,496,153
ABIOMED, Inc.*	598	193,872
Alcon, Inc.*	4,578	304,269
Align Technology, Inc.*	909	485,751
Ambu A/S, Class B	1,494	64,543
Asahi Intecc Co. Ltd.	1,906	69,499
Baxter International, Inc.	6,500	521,560
Becton Dickinson and Co.	3,755	939,576
BioMerieux	415	58,506
Boston Scientific Corp.*	18,400	661,480
Carl Zeiss Meditec AG	373	49,623
Cochlear Ltd.	618	90,048
Coloplast A/S, Class B	1,114	169,978
Cooper Cos., Inc. (The)	619	224,895
Danaher Corp.	8,200	1,821,548
Demant A/S*	973	38,426
Dentsply Sirona, Inc.	2,750	143,990
DexCom, Inc.*	1,285	475,090
DiaSorin SpA	256	53,197
Edwards Lifesciences Corp.*	7,950	725,278
Fisher & Paykel Healthcare Corp. Ltd.	5,370	127,387
GN Store Nord A/S	1,237	98,921
Hologic, Inc.*	3,250	236,697
Hoya Corp.	3,506	484,535
IDEXX Laboratories, Inc.*	1,171	585,348
Intuitive Surgical, Inc.*	1,550	1,268,055
Koninklijke Philips NV*	8,510	455,147
Medtronic plc	17,300	2,026,522
Olympus Corp.	10,811	236,260
ResMed, Inc.	1,852	393,661
Sartorius AG (Preference) (q)	338	141,879
Siemens Healthineers AG (m)	2,479	127,135
Smith & Nephew plc	8,251	170,377
Sonova Holding AG (Registered)*	519	134,836
STERIS plc	1,096	207,736
Straumann Holding AG (Registered)	97	113,019
Stryker Corp.	4,200	1,029,168
Sysmex Corp.	1,586	190,464
Teleflex, Inc.	598	246,119
Terumo Corp.	5,971	249,353
Varian Medical Systems, Inc.*	1,150	201,261
West Pharmaceutical Services, Inc.	960	271,978
Zimmer Biomet Holdings, Inc.	2,650	408,339

		18,991,479

Health Care Providers & Services (1.4%)
Alfresa Holdings Corp.	1,799	32,912
AmerisourceBergen Corp.	1,850	180,856
Amplifon SpA*	1,153	47,947
Anthem, Inc.	3,250	1,043,543
Cardinal Health, Inc.	3,700	198,172
Centene Corp.*	7,402	444,342
Cigna Corp.	4,690	976,364
CVS Health Corp.	16,887	1,153,382
DaVita, Inc.*	950	111,530
Fresenius Medical Care AG & Co. KGaA	2,007	167,216
Fresenius SE & Co. KGaA	3,878	179,269
HCA Healthcare, Inc.	3,350	550,941
Henry Schein, Inc.*	1,750	117,005
Humana, Inc.	1,750	717,973
Laboratory Corp. of America Holdings*	1,250	254,438
McKesson Corp.	2,050	356,536
Medipal Holdings Corp.	1,723	32,339
NMC Health plc (r)*	907	—
Orpea SA*	514	67,534
Quest Diagnostics, Inc.	1,700	202,589
Ramsay Health Care Ltd.	1,743	83,555
Ryman Healthcare Ltd.	3,711	40,558
Sonic Healthcare Ltd.	4,269	105,812
Suzuken Co. Ltd.	653	23,589
UnitedHealth Group, Inc.	12,250	4,295,830
Universal Health Services, Inc., Class B	950	130,625

		11,514,857

Health Care Technology (0.1%)
Cerner Corp.	3,890	305,287
M3, Inc.	4,084	385,361

		690,648

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Life Sciences Tools & Services (0.7%)
Agilent Technologies, Inc.	3,900	$462,111
Bio-Rad Laboratories, Inc., Class A*	280	163,223
Eurofins Scientific SE*	1,273	106,731
Illumina, Inc.*	1,950	721,500
IQVIA Holdings, Inc.*	2,476	443,625
Lonza Group AG (Registered)	696	447,176
Mettler-Toledo International, Inc.*	347	395,469
PerkinElmer, Inc.	1,400	200,900
QIAGEN NV*	2,142	111,082
Sartorius Stedim Biotech	268	95,339
Thermo Fisher Scientific, Inc.	5,150	2,398,767
Waters Corp.*	850	210,307

		5,756,230

Pharmaceuticals (3.5%)
Astellas Pharma, Inc.	17,305	267,146
AstraZeneca plc	12,147	1,216,591
Bayer AG (Registered)	9,094	534,987
Bristol-Myers Squibb Co.	29,100	1,805,073
Catalent, Inc.*	2,048	213,135
Chugai Pharmaceutical Co. Ltd.	6,246	332,882
Daiichi Sankyo Co. Ltd.	15,781	540,273
Eisai Co. Ltd.	2,337	166,853
Eli Lilly and Co.	10,237	1,728,415
GlaxoSmithKline plc	46,441	852,278
H Lundbeck A/S	671	22,997
Hikma Pharmaceuticals plc	1,600	55,094
Hisamitsu Pharmaceutical Co., Inc.	529	31,406
Ipsen SA	354	29,364
Johnson & Johnson	34,000	5,350,920
Kyowa Kirin Co. Ltd.	2,471	67,342
Merck & Co., Inc.	32,650	2,670,770
Merck KGaA	1,204	206,436
Nippon Shinyaku Co. Ltd.	416	27,275
Novartis AG (Registered)	20,552	1,941,912
Novo Nordisk A/S, Class B	15,939	1,116,206
Ono Pharmaceutical Co. Ltd.	3,464	104,267
Orion OYJ, Class B	1,048	48,049
Otsuka Holdings Co. Ltd.	3,664	156,773
Perrigo Co. plc	1,750	78,260
Pfizer, Inc.	71,693	2,639,019
Recordati Industria Chimica e Farmaceutica SpA	1,031	57,094
Roche Holding AG	6,503	2,269,770
Sanofi	10,488	1,008,357
Santen Pharmaceutical Co. Ltd.	3,418	55,447
Shionogi & Co. Ltd.	2,519	137,471
Sumitomo Dainippon Pharma Co. Ltd.	1,479	21,815
Taisho Pharmaceutical Holdings Co. Ltd.	330	22,212
Takeda Pharmaceutical Co. Ltd.	14,591	530,620
Teva Pharmaceutical Industries Ltd. (ADR)*	9,835	94,908
UCB SA	1,202	124,052
Viatris, Inc.*	15,559	291,576
Vifor Pharma AG (x)	455	71,439
Zoetis, Inc.	6,100	1,009,550

		27,898,034

Total Health Care		74,015,239

Industrials (7.0%)
Aerospace & Defense (1.0%)
Airbus SE*	5,443	596,987
BAE Systems plc	29,774	199,020
Boeing Co. (The)	6,850	1,466,311
Dassault Aviation SA*	26	28,491
Elbit Systems Ltd.	245	32,258
General Dynamics Corp.	3,000	446,460
Howmet Aerospace, Inc.*	4,966	141,730
Huntington Ingalls Industries, Inc.	527	89,843
L3Harris Technologies, Inc.	2,700	510,354
Lockheed Martin Corp.	3,200	1,135,936
MTU Aero Engines AG	492	128,264
Northrop Grumman Corp.	2,000	609,440
Raytheon Technologies Corp.	19,538	1,397,162
Rolls-Royce Holdings plc*	76,556	116,468
Safran SA*	2,967	420,277
Singapore Technologies Engineering Ltd.	13,370	38,645
Teledyne Technologies, Inc.*	480	188,150
Textron, Inc.	2,900	140,157
Thales SA	991	90,678
TransDigm Group, Inc.*	700	433,195

		8,209,826

Air Freight & Logistics (0.5%)
CH Robinson Worldwide, Inc.	1,700	159,579
Deutsche Post AG (Registered)	9,167	453,554
DSV Panalpina A/S	1,936	324,128
Expeditors International of Washington, Inc.	2,150	204,487
FedEx Corp.	3,150	817,803
SG Holdings Co. Ltd.	2,930	79,794
United Parcel Service, Inc., Class B	9,200	1,549,280
Yamato Holdings Co. Ltd.	2,931	74,684

		3,663,309

Airlines (0.1%)
Alaska Air Group, Inc.	1,500	78,000
American Airlines Group, Inc. (x)	7,800	123,006
ANA Holdings, Inc.	1,133	24,985
Delta Air Lines, Inc.	8,200	329,722
Deutsche Lufthansa AG (Registered)*	2,766	36,545
Japan Airlines Co. Ltd.	1,411	27,262
Qantas Airways Ltd.	8,554	31,984
Singapore Airlines Ltd.*	12,366	40,047
Southwest Airlines Co.	7,600	354,236
United Airlines Holdings, Inc.*	3,750	162,188

		1,207,975

Building Products (0.4%)
A O Smith Corp.	1,692	92,755
AGC, Inc.	1,873	65,302
Allegion plc	1,200	139,656
Assa Abloy AB, Class B	9,259	227,885
Carrier Global Corp.	10,150	382,858
Cie de Saint-Gobain	4,841	221,775
Daikin Industries Ltd.	2,311	512,984
Fortune Brands Home & Security, Inc.	1,739	149,067
Geberit AG (Registered)	350	219,101

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Johnson Controls International plc	9,270	$431,889
Kingspan Group plc	1,457	102,169
Lixil Corp.	2,551	55,193
Masco Corp.	3,300	181,269
Nibe Industrier AB, Class B	2,853	93,521
ROCKWOOL International A/S, Class B	75	28,043
TOTO Ltd.	1,306	78,420
Trane Technologies plc	3,050	442,738
Xinyi Glass Holdings Ltd.	16,800	46,917

		3,471,542

Commercial Services & Supplies (0.3%)
Brambles Ltd.	13,710	112,039
Cintas Corp.	1,200	424,152
Copart, Inc.*	2,631	334,795
Dai Nippon Printing Co. Ltd.	2,217	39,829
Rentokil Initial plc	16,692	116,323
Republic Services, Inc.	2,630	253,269
Rollins, Inc.	2,828	110,490
Secom Co. Ltd.	1,970	181,574
Securitas AB, Class B	2,972	47,952
Sohgo Security Services Co. Ltd.	740	38,342
Toppan Printing Co. Ltd.	2,548	35,905
Waste Management, Inc.	5,030	593,188

		2,287,858

Construction & Engineering (0.2%)
ACS Actividades de Construccion y Servicios SA	2,579	85,540
Bouygues SA	2,097	86,205
CIMIC Group Ltd.*	854	16,045
Eiffage SA*	788	76,089
Ferrovial SA	4,543	125,429
HOCHTIEF AG	246	23,907
Jacobs Engineering Group, Inc.	1,670	181,963
Kajima Corp.	4,203	56,254
Obayashi Corp.	6,011	51,811
Quanta Services, Inc.	1,700	122,434
Shimizu Corp.	4,747	34,480
Skanska AB, Class B	3,211	81,840
Taisei Corp.	1,824	62,799
Vinci SA	4,819	478,977

		1,483,773

Electrical Equipment (0.6%)
ABB Ltd. (Registered)	17,058	476,113
AMETEK, Inc.	2,900	350,726
Eaton Corp. plc	5,100	612,714
Emerson Electric Co.	7,700	618,849
Fuji Electric Co. Ltd.	1,251	45,010
Legrand SA	2,472	220,454
Melrose Industries plc*	44,240	107,717
Mitsubishi Electric Corp.	17,017	256,602
Nidec Corp.	4,166	523,700
Prysmian SpA	2,207	78,405
Rockwell Automation, Inc.	1,500	376,215
Schneider Electric SE	4,987	720,727
Siemens Energy AG*	3,507	128,530
Siemens Gamesa Renewable Energy SA	2,214	89,500
Vestas Wind Systems A/S	1,847	436,406

		5,041,668

Industrial Conglomerates (0.8%)
3M Co.	7,430	1,298,690
CK Hutchison Holdings Ltd.	24,339	169,848
DCC plc	935	66,207
General Electric Co.	108,953	1,176,692
Honeywell International, Inc.	9,100	1,935,570
Investment AB Latour, Class B	1,355	32,888
Jardine Matheson Holdings Ltd. (London Stock Exchange)	1,300	70,408
Jardine Matheson Holdings Ltd. (Singapore Stock Exchange)	793	44,408
Jardine Strategic Holdings Ltd. (Quotrix Stock Exchange)	1,300	31,278
Jardine Strategic Holdings Ltd. (Singapore Stock Exchange)	827	20,576
Keihan Holdings Co. Ltd.	977	46,790
Keppel Corp. Ltd.	12,485	50,824
Roper Technologies, Inc.	1,400	603,526
Siemens AG (Registered)	7,081	1,016,607
Smiths Group plc	3,592	73,902
Toshiba Corp.	3,539	98,882

		6,737,096

Machinery (1.4%)
Alfa Laval AB*	2,947	81,057
Alstom SA (x)*	2,408	137,114
Amada Co. Ltd.	2,908	31,909
Atlas Copco AB, Class A	6,293	322,084
Atlas Copco AB, Class B	3,674	164,463
Caterpillar, Inc.	7,000	1,274,140
CNH Industrial NV*	9,305	117,369
Cummins, Inc.	1,950	442,845
Daifuku Co. Ltd.	942	116,410
Deere & Co.	4,050	1,089,652
Dover Corp.	1,800	227,250
Epiroc AB, Class A	6,161	112,061
Epiroc AB, Class B	3,472	58,657
FANUC Corp.	1,777	436,441
Flowserve Corp.	1,600	58,960
Fortive Corp.	4,350	308,067
GEA Group AG	1,527	54,621
Harmonic Drive Systems, Inc.	357	31,878
Hino Motors Ltd.	2,283	19,435
Hitachi Construction Machinery Co. Ltd.	1,118	31,725
Hoshizaki Corp.	466	42,739
IDEX Corp.	966	192,427
Illinois Tool Works, Inc.	3,750	764,550
Ingersoll Rand, Inc.*	4,791	218,278
KION Group AG	730	63,461
Knorr-Bremse AG	672	91,684
Komatsu Ltd.	8,211	224,052
Kone OYJ, Class B	3,162	256,726
Kubota Corp.	9,702	211,507
Kurita Water Industries Ltd.	1,016	38,818
Makita Corp.	2,123	106,299
Minebea Mitsumi, Inc.	3,284	65,136
MISUMI Group, Inc.	2,596	85,104

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Mitsubishi Heavy Industries Ltd.	3,020	$92,307
Miura Co. Ltd.	803	44,795
Nabtesco Corp.	1,121	49,072
NGK Insulators Ltd.	2,542	39,193
NSK Ltd.	3,297	28,610
Otis Worldwide Corp.	5,175	349,571
PACCAR, Inc.	4,450	383,946
Parker-Hannifin Corp.	1,650	449,476
Pentair plc	2,100	111,489
Rational AG	48	44,654
Sandvik AB*	10,465	256,041
Schindler Holding AG	391	105,380
Schindler Holding AG (Registered)	197	53,050
SKF AB, Class B	3,514	91,143
SMC Corp.	531	323,727
Snap-on, Inc.	700	119,798
Spirax-Sarco Engineering plc	711	109,820
Stanley Black & Decker, Inc.	2,100	374,976
Techtronic Industries Co. Ltd.	12,506	178,416
THK Co. Ltd.	1,088	35,088
Volvo AB, Class B*	13,181	310,477
Wartsila OYJ Abp	4,022	40,045
Westinghouse Air Brake Technologies Corp.	2,285	167,262
Xylem, Inc.	2,250	229,028
Yaskawa Electric Corp.	2,302	114,370

		11,578,653

Marine (0.0%)
AP Moller – Maersk A/S, Class A	30	62,290
AP Moller – Maersk A/S, Class B	57	127,194
Kuehne + Nagel International AG (Registered)	518	117,491
Nippon Yusen KK	1,431	33,289

		340,264

Professional Services (0.5%)
Adecco Group AG (Registered)	1,472	98,366
Bureau Veritas SA*	2,700	71,774
Equifax, Inc.	1,520	293,117
Experian plc	8,553	324,804
IHS Markit Ltd.	4,789	430,196
Intertek Group plc	1,522	117,554
Nielsen Holdings plc	4,530	94,541
Nihon M&A Center, Inc.	1,445	96,562
Persol Holdings Co. Ltd.	1,746	31,469
Randstad NV*	1,101	71,610
Recruit Holdings Co. Ltd.	11,774	492,717
RELX plc (London Stock Exchange)	9,462	231,937
RELX plc (Turquoise Stock Exchange)	8,483	207,576
Robert Half International, Inc.	1,420	88,721
SGS SA (Registered)	58	174,924
Teleperformance	548	181,626
Verisk Analytics, Inc.	2,050	425,559
Wolters Kluwer NV	2,559	215,895

		3,648,948

Road & Rail (0.7%)
Aurizon Holdings Ltd.	17,210	51,745
Central Japan Railway Co.	1,368	193,299
CSX Corp.	9,850	893,887
East Japan Railway Co.	2,800	186,703
Hankyu Hanshin Holdings, Inc.	2,179	72,384
JB Hunt Transport Services, Inc.	1,100	150,315
Kansas City Southern	1,250	255,163
Keikyu Corp.	2,012	34,470
Keio Corp.	973	75,386
Keisei Electric Railway Co. Ltd.	1,179	39,850
Kintetsu Group Holdings Co. Ltd.	1,635	71,572
Kyushu Railway Co.	1,365	29,414
MTR Corp. Ltd.	13,824	77,301
Nagoya Railroad Co. Ltd. (x)	1,755	46,265
Nippon Express Co. Ltd.	673	45,169
Norfolk Southern Corp.	3,300	784,113
Odakyu Electric Railway Co. Ltd.	2,738	85,915
Old Dominion Freight Line, Inc.	1,234	240,852
Seibu Holdings, Inc.	1,922	18,819
Tobu Railway Co. Ltd.	1,826	54,379
Tokyu Corp.	4,545	56,386
Union Pacific Corp.	8,750	1,821,925
West Japan Railway Co.	1,554	81,256

		5,366,568

Trading Companies & Distributors (0.4%)
Ashtead Group plc	4,225	198,637
Brenntag AG	1,473	113,980
Bunzl plc	3,194	106,705
Fastenal Co.	7,400	361,342
Ferguson plc	2,086	253,425
ITOCHU Corp.	12,572	360,887
Marubeni Corp.	15,282	101,545
Mitsubishi Corp.	12,392	304,954
Mitsui & Co. Ltd.	15,222	278,553
MonotaRO Co. Ltd.	1,152	58,573
Sumitomo Corp.	11,119	147,044
Toyota Tsusho Corp.	1,961	79,101
United Rentals, Inc.*	900	208,719
WW Grainger, Inc.	600	245,004

		2,818,469

Transportation Infrastructure (0.1%)
Aena SME SA (m)*	631	109,616
Aeroports de Paris	278	36,034
Atlantia SpA*	4,517	81,200
Auckland International Airport Ltd.	11,118	60,635
Getlink SE*	3,994	69,188
Japan Airport Terminal Co. Ltd.	475	28,752
Sydney Airport*	11,256	55,625
Transurban Group	25,326	266,713

		707,763

Total Industrials		56,563,712

Information Technology (15.7%)
Communications Equipment (0.5%)
Arista Networks, Inc.*	755	219,380
Cisco Systems, Inc.	54,500	2,438,875
F5 Networks, Inc.*	740	130,196
Juniper Networks, Inc.	4,200	94,542
Motorola Solutions, Inc.	2,150	365,629
Nokia OYJ*	52,332	201,448
Telefonaktiebolaget LM Ericsson, Class B	27,114	321,772

		3,771,842

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Electronic Equipment, Instruments & Components (0.7%)
Amphenol Corp., Class A	3,850	$503,464
Azbil Corp.	1,143	62,433
CDW Corp.	1,859	244,998
Corning, Inc.	9,800	352,800
FLIR Systems, Inc.	1,600	70,128
Halma plc	3,612	120,966
Hamamatsu Photonics KK	1,336	76,339
Hexagon AB, Class B	2,636	240,225
Hirose Electric Co. Ltd.	333	50,472
Hitachi Ltd.	8,994	354,081
Ibiden Co. Ltd.	978	45,606
IPG Photonics Corp.*	453	101,377
Keyence Corp.	1,689	948,739
Keysight Technologies, Inc.*	2,405	317,676
Kyocera Corp.	3,016	184,778
Murata Manufacturing Co. Ltd.	5,334	481,457
Omron Corp.	1,756	156,459
Shimadzu Corp.	2,134	82,876
TDK Corp.	1,214	182,708
TE Connectivity Ltd.	4,200	508,494
Venture Corp. Ltd.	2,400	35,266
Vontier Corp.*	1,660	55,444
Yokogawa Electric Corp.	2,208	43,923
Zebra Technologies Corp., Class A*	697	267,878

		5,488,587

IT Services (3.1%)
Accenture plc, Class A	8,170	2,134,086
Adyen NV (m)*	169	393,304
Afterpay Ltd.*	2,025	184,219
Akamai Technologies, Inc.*	2,100	220,479
Amadeus IT Group SA	4,170	303,415
Atos SE*	967	88,340
Automatic Data Processing, Inc.	5,500	969,100
Bechtle AG	253	55,139
Broadridge Financial Solutions, Inc.	1,474	225,817
Capgemini SE	1,505	233,132
Cognizant Technology Solutions Corp., Class A	6,810	558,079
Computershare Ltd.	4,411	49,616
DXC Technology Co.	3,208	82,606
Edenred	2,317	131,366
Fidelity National Information Services, Inc.	8,022	1,134,792
Fiserv, Inc.*	7,183	817,856
FleetCor Technologies, Inc.*	1,106	301,750
Fujitsu Ltd.	1,829	264,019
Gartner, Inc.*	1,162	186,141
Global Payments, Inc.	3,871	833,891
GMO Payment Gateway, Inc.	378	50,666
International Business Machines Corp.	11,495	1,446,991
Itochu Techno-Solutions Corp.	867	30,942
Jack Henry & Associates, Inc.	993	160,856
Leidos Holdings, Inc.	1,641	172,502
Mastercard, Inc., Class A	11,400	4,069,116
NEC Corp.	2,439	130,861
Nexi SpA (m)*	4,068	81,204
Nomura Research Institute Ltd.	3,043	108,894
NTT Data Corp.	5,808	79,367
Obic Co. Ltd.	666	133,710
Otsuka Corp.	1,043	55,052
Paychex, Inc.	4,080	380,174
PayPal Holdings, Inc.*	15,150	3,548,130
SCSK Corp.	477	27,256
TIS, Inc.	2,048	41,930
VeriSign, Inc.*	1,350	292,140
Visa, Inc., Class A	21,900	4,790,187
Western Union Co. (The)	5,230	114,746
Wix.com Ltd.*	511	127,730
Worldline SA (m)*	2,355	227,570

		25,237,171

Semiconductors & Semiconductor Equipment (3.1%)
Advanced Micro Devices, Inc.*	15,472	1,418,937
Advantest Corp.	1,905	142,614
Analog Devices, Inc.	4,706	695,217
Applied Materials, Inc.	11,700	1,009,710
ASM Pacific Technology Ltd.	2,649	34,956
ASML Holding NV	3,940	1,913,528
Broadcom, Inc.	5,209	2,280,761
Disco Corp.	268	90,194
Infineon Technologies AG	12,088	463,546
Intel Corp.	52,850	2,632,987
KLA Corp.	2,000	517,820
Lam Research Corp.	1,850	873,699
Lasertec Corp.	741	86,906
Maxim Integrated Products, Inc.	3,435	304,513
Microchip Technology, Inc.	3,350	462,668
Micron Technology, Inc.*	14,300	1,075,074
NVIDIA Corp.	8,050	4,203,710
Qorvo, Inc.*	1,450	241,091
QUALCOMM, Inc.	14,587	2,222,184
Renesas Electronics Corp.*	6,977	72,909
Rohm Co. Ltd.	862	83,399
Skyworks Solutions, Inc.	2,100	321,048
STMicroelectronics NV	5,966	220,692
SUMCO Corp.	2,443	53,542
Teradyne, Inc.	2,073	248,532
Texas Instruments, Inc.	11,850	1,944,941
Tokyo Electron Ltd.	1,383	514,331
Xilinx, Inc.	3,150	446,576

		24,576,085

Software (4.7%)
Adobe, Inc.*	6,250	3,125,750
ANSYS, Inc.*	1,143	415,823
Autodesk, Inc.*	2,850	870,219
AVEVA Group plc	1,046	45,802
Cadence Design Systems, Inc.*	3,534	482,144
Check Point Software Technologies Ltd.*	1,063	141,283
Citrix Systems, Inc.	1,590	206,859
CyberArk Software Ltd.*	378	61,081
Dassault Systemes SE	1,244	252,504
Fortinet, Inc.*	1,686	250,422
Intuit, Inc.	3,370	1,280,094
Microsoft Corp.	97,651	21,719,535
Nemetschek SE	529	39,034
Nice Ltd.*	590	165,243

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
NortonLifeLock, Inc.	7,580	$157,512
Oracle Corp. (London Stock Exchange)	24,400	1,578,436
Oracle Corp. (Tokyo Stock Exchange)	398	51,843
Paycom Software, Inc.*	635	287,179
Sage Group plc (The)	9,800	77,997
salesforce.com, Inc.*	11,799	2,625,631
SAP SE	9,666	1,266,104
ServiceNow, Inc.*	2,511	1,382,130
Synopsys, Inc.*	1,949	505,259
TeamViewer AG (m)*	1,396	74,749
Temenos AG (Registered)	626	87,433
Trend Micro, Inc.	1,313	75,534
Tyler Technologies, Inc.*	520	226,990
WiseTech Global Ltd.	1,304	30,914
Xero Ltd.*	1,124	127,226

		37,610,730

Technology Hardware, Storage & Peripherals (3.6%)
Apple, Inc.	206,281	27,371,426
Brother Industries Ltd.	2,017	41,530
Canon, Inc. (x)	9,242	177,044
FUJIFILM Holdings Corp.	3,360	176,957
Hewlett Packard Enterprise Co.	16,530	195,880
HP, Inc.	17,700	435,243
Logitech International SA (Registered)	1,564	151,789
NetApp, Inc.	2,850	188,784
Ricoh Co. Ltd.	5,960	39,077
Seagate Technology plc	2,850	177,156
Seiko Epson Corp.	2,452	36,357
Western Digital Corp.	3,900	216,021
Xerox Holdings Corp.	2,150	49,858

		29,257,122

Total Information Technology		125,941,537

Materials (2.8%)
Chemicals (1.6%)
Air Liquide SA	4,383	718,841
Air Products and Chemicals, Inc.	2,850	778,677
Air Water, Inc.	1,701	30,213
Akzo Nobel NV	1,827	196,100
Albemarle Corp.	1,314	193,841
Arkema SA	639	72,989
Asahi Kasei Corp.	11,612	118,588
BASF SE	8,526	674,110
Celanese Corp.	1,452	188,673
CF Industries Holdings, Inc.	2,750	106,453
Chr Hansen Holding A/S*	1,018	104,667
Clariant AG (Registered)	1,986	42,219
Corteva, Inc.	9,568	370,473
Covestro AG (m)	1,699	104,775
Croda International plc	1,292	116,539
Dow, Inc.	9,568	531,024
DuPont de Nemours, Inc.	9,468	673,270
Eastman Chemical Co.	1,750	175,490
Ecolab, Inc.	3,200	692,352
EMS-Chemie Holding AG (Registered)	78	75,154
Evonik Industries AG	1,919	62,547
FMC Corp.	1,650	189,635
FUCHS PETROLUB SE (Preference) (q)	693	39,316
Givaudan SA (Registered)	86	362,340
ICL Group Ltd.	6,007	30,582
International Flavors & Fragrances, Inc. (x)	1,350	146,934
Johnson Matthey plc	1,757	58,265
JSR Corp.	1,904	52,996
Kansai Paint Co. Ltd.	1,741	53,534
Koninklijke DSM NV	1,609	276,761
Kuraray Co. Ltd.	2,704	28,728
LANXESS AG	782	59,957
Linde plc	6,804	1,792,922
LyondellBasell Industries NV, Class A	3,250	297,895
Mitsubishi Chemical Holdings Corp.	11,160	67,465
Mitsubishi Gas Chemical Co., Inc.	1,541	35,355
Mitsui Chemicals, Inc.	1,771	51,884
Mosaic Co. (The)	4,400	101,244
Nippon Paint Holdings Co. Ltd.	1,356	148,792
Nippon Sanso Holdings Corp.	1,291	23,956
Nissan Chemical Corp.	1,141	71,385
Nitto Denko Corp.	1,474	131,761
Novozymes A/S, Class B	1,927	110,545
Orica Ltd.	3,568	41,674
PPG Industries, Inc.	3,000	432,660
Sherwin-Williams Co. (The)	1,050	771,656
Shin-Etsu Chemical Co. Ltd.	3,279	572,884
Sika AG (Registered)	1,318	359,982
Solvay SA	715	84,623
Sumitomo Chemical Co. Ltd.	12,600	50,642
Symrise AG	1,216	161,031
Teijin Ltd.	1,635	30,719
Toray Industries, Inc.	12,835	75,937
Tosoh Corp.	2,519	39,229
Umicore SA (x)	1,877	90,093
Yara International ASA	1,637	67,968

		12,938,345

Construction Materials (0.2%)
CRH plc	7,285	302,768
HeidelbergCement AG	1,395	104,331
James Hardie Industries plc (CHDI)*	4,163	122,666
LafargeHolcim Ltd. (Registered)*	4,444	244,061
Martin Marietta Materials, Inc.	800	227,176
Taiheiyo Cement Corp.	1,180	29,473
Vulcan Materials Co.	1,650	244,712

		1,275,187

Containers & Packaging (0.2%)
Amcor plc	20,238	238,201
Avery Dennison Corp.	1,100	170,621
Ball Corp.	4,150	386,697
International Paper Co.	5,050	251,086
Packaging Corp. of America	1,249	172,250
Sealed Air Corp.	1,950	89,290
Smurfit Kappa Group plc	2,269	105,444
Westrock Co.	3,350	145,826

		1,559,415

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Metals & Mining (0.7%)
Anglo American plc	11,404	$378,100
Antofagasta plc	3,678	72,452
ArcelorMittal SA*	6,663	153,681
BHP Group Ltd.	27,267	891,942
BHP Group plc	19,550	514,642
BlueScope Steel Ltd.	4,652	62,691
Boliden AB	2,622	92,864
Evolution Mining Ltd.	14,814	56,990
Evraz plc	4,560	29,408
Fortescue Metals Group Ltd.	15,494	279,874
Freeport-McMoRan, Inc.	18,750	487,875
Fresnillo plc	1,705	26,335
Glencore plc*	91,434	291,334
Hitachi Metals Ltd.	1,990	30,181
JFE Holdings, Inc.	4,445	42,532
Newcrest Mining Ltd.	7,645	151,945
Newmont Corp.	10,360	620,460
Nippon Steel Corp.*	7,291	93,772
Norsk Hydro ASA	11,490	53,415
Northern Star Resources Ltd.	6,771	66,243
Nucor Corp.	3,800	202,122
Rio Tinto Ltd.	3,437	301,622
Rio Tinto plc	10,386	776,896
South32 Ltd.	44,331	84,417
Sumitomo Metal Mining Co. Ltd.	2,244	99,514
voestalpine AG	1,076	38,515

		5,899,822

Paper & Forest Products (0.1%)
Mondi plc	4,422	103,980
Oji Holdings Corp.	7,367	41,881
Stora Enso OYJ, Class R	5,416	103,514
Svenska Cellulosa AB SCA, Class B*	5,543	96,542
UPM-Kymmene OYJ	5,046	187,831

		533,748

Total Materials		22,206,517

Real Estate (1.8%)
Equity Real Estate Investment Trusts (REITs) (1.5%)
Alexandria Real Estate Equities, Inc. (REIT)	1,553	276,776
American Tower Corp. (REIT)	5,750	1,290,645
Ascendas REIT (REIT)	29,118	65,657
AvalonBay Communities, Inc. (REIT)	1,750	280,752
Boston Properties, Inc. (REIT)	1,750	165,427
British Land Co. plc (The) (REIT)	7,446	49,792
CapitaLand Integrated Commercial Trust (REIT)	41,905	68,489
Covivio (REIT)	514	47,314
Crown Castle International Corp. (REIT)	5,600	891,464
Daiwa House REIT Investment Corp. (REIT)	19	46,959
Dexus (REIT)	9,853	71,404
Digital Realty Trust, Inc. (REIT)	3,606	503,073
Duke Realty Corp. (REIT)	4,787	191,336
Equinix, Inc. (REIT)	1,200	857,016
Equity Residential (REIT)	4,400	260,832
Essex Property Trust, Inc. (REIT)	850	201,807
Extra Space Storage, Inc. (REIT)	1,600	185,376
Federal Realty Investment Trust (REIT)	850	72,352
Gecina SA (REIT)	451	69,587
GLP J-REIT (REIT)*	38	59,840
Goodman Group (REIT)	15,360	223,928
GPT Group (The) (REIT)	17,738	61,538
Healthpeak Properties, Inc. (REIT)	6,950	210,099
Host Hotels & Resorts, Inc. (REIT)	9,050	132,401
Iron Mountain, Inc. (REIT)	3,660	107,897
Japan Real Estate Investment Corp. (REIT)	13	75,038
Japan Retail Fund Investment Corp. (REIT)	26	47,238
Kimco Realty Corp. (REIT)	5,550	83,306
Klepierre SA (REIT)	1,880	42,236
Land Securities Group plc (REIT)	6,334	58,363
Link REIT (REIT)	18,890	172,027
Mapletree Commercial Trust (REIT)	18,300	29,494
Mapletree Logistics Trust (REIT)	24,300	36,957
Mid-America Apartment Communities, Inc. (REIT)	1,432	181,420
Mirvac Group (REIT)	35,823	72,911
Nippon Building Fund, Inc. (REIT) (x)	14	81,081
Nippon Prologis REIT, Inc. (REIT)*	21	65,488
Nomura Real Estate Master Fund, Inc. (REIT)	40	57,179
Orix JREIT, Inc. (REIT)	28	46,235
Prologis, Inc. (REIT)	9,450	941,787
Public Storage (REIT)	2,000	461,860
Realty Income Corp. (REIT)	4,500	279,765
Regency Centers Corp. (REIT)	2,019	92,046
SBA Communications Corp. (REIT)	1,450	409,089
Scentre Group (REIT)	48,042	102,966
Segro plc (REIT)	11,023	142,841
Simon Property Group, Inc. (REIT)	4,200	358,176
SL Green Realty Corp. (REIT)	850	50,643
Stockland (REIT)	20,799	67,026
Suntec REIT (REIT)	14,191	15,999
UDR, Inc. (REIT)	3,750	144,113
Unibail-Rodamco-Westfield (REIT)	1,282	101,142
United Urban Investment Corp. (REIT)	32	39,545
Ventas, Inc. (REIT)	4,750	232,940
Vicinity Centres (REIT)	35,815	44,317
Vornado Realty Trust (REIT)	1,950	72,813
Welltower, Inc. (REIT)	5,300	342,486
Weyerhaeuser Co. (REIT)	9,550	320,212

		11,660,500

Real Estate Management & Development (0.3%)
Aeon Mall Co. Ltd.	823	13,566
Aroundtown SA	9,247	69,135
Azrieli Group Ltd.	414	26,295
CapitaLand Ltd.	24,342	60,413
CBRE Group, Inc., Class A*	4,250	266,560
City Developments Ltd.	4,206	25,365
CK Asset Holdings Ltd.	23,916	122,781
Daito Trust Construction Co. Ltd.	640	59,751
Daiwa House Industry Co. Ltd.	5,286	156,857

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Deutsche Wohnen SE	3,230	$172,398
ESR Cayman Ltd. (m)*	15,500	55,582
Fastighets AB Balder, Class B*	938	48,897
Hang Lung Properties Ltd.	17,369	45,817
Henderson Land Development Co. Ltd.	12,485	48,716
Hongkong Land Holdings Ltd. (Bermuda Stock Exchange)	6,900	27,186
Hongkong Land Holdings Ltd. (Singapore Stock Exchange)	3,243	13,394
Hulic Co. Ltd.	2,761	30,296
LEG Immobilien AG	668	103,689
Lendlease Corp. Ltd.	6,051	61,112
Mitsubishi Estate Co. Ltd.	10,887	174,711
Mitsui Fudosan Co. Ltd.	8,512	177,940
New World Development Co. Ltd.	13,819	64,349
Nomura Real Estate Holdings, Inc.	1,126	24,896
Sino Land Co. Ltd.	27,000	35,176
Sumitomo Realty & Development Co. Ltd.	2,975	91,651
Sun Hung Kai Properties Ltd.	11,939	154,003
Swire Pacific Ltd., Class A	4,257	23,612
Swire Properties Ltd.	9,996	29,076
Swiss Prime Site AG (Registered)	728	71,460
Tokyu Fudosan Holdings Corp.	5,361	28,556
UOL Group Ltd.	4,185	24,415
Vonovia SE	4,858	354,662
Wharf Real Estate Investment Co. Ltd.	15,212	79,176

		2,741,493

Total Real Estate		14,401,993

Utilities (2.1%)
Electric Utilities (1.3%)
Alliant Energy Corp.	3,142	161,907
American Electric Power Co., Inc.	6,350	528,764
AusNet Services	17,369	23,501
Chubu Electric Power Co., Inc.	5,860	70,544
Chugoku Electric Power Co., Inc. (The) (x)	2,820	33,019
CK Infrastructure Holdings Ltd.	5,668	30,451
CLP Holdings Ltd.	15,065	139,332
Duke Energy Corp.	9,500	869,820
Edison International	4,850	304,677
EDP – Energias de Portugal SA	25,410	160,053
Electricite de France SA	5,603	88,265
Elia Group SA/NV (x)	283	33,708
Endesa SA	2,955	80,683
Enel SpA	75,282	761,129
Entergy Corp.	2,550	254,592
Evergy, Inc.	2,870	159,314
Eversource Energy	4,350	376,319
Exelon Corp.	12,500	527,750
FirstEnergy Corp.	6,950	212,740
Fortum OYJ	4,231	101,825
HK Electric Investments & HK Electric Investments Ltd. (m)	24,476	24,089
Iberdrola SA	55,837	798,095
Kansai Electric Power Co., Inc. (The)	6,346	59,843
Kyushu Electric Power Co., Inc.	3,207	27,580
Mercury NZ Ltd.	6,202	29,139
NextEra Energy, Inc.	25,200	1,944,180
NRG Energy, Inc.	3,100	116,405
Orsted A/S (m)	1,762	359,636
Pinnacle West Capital Corp.	1,400	111,930
Power Assets Holdings Ltd.	11,892	64,427
PPL Corp.	9,900	279,180
Red Electrica Corp. SA (x)	3,939	80,723
Southern Co. (The)	13,550	832,377
SSE plc	9,623	197,392
Terna Rete Elettrica Nazionale SpA	12,812	97,824
Tohoku Electric Power Co., Inc.	3,867	31,833
Tokyo Electric Power Co. Holdings, Inc.*	12,334	32,491
Verbund AG	630	53,759
Xcel Energy, Inc.	6,700	446,689

		10,505,985

Gas Utilities (0.1%)
APA Group	10,921	81,248
Atmos Energy Corp.	1,565	149,348
Enagas SA	2,346	51,487
Hong Kong & China Gas Co. Ltd.	98,604	147,287
Naturgy Energy Group SA	2,710	62,770
Osaka Gas Co. Ltd.	3,467	70,915
Snam SpA	18,472	103,828
Toho Gas Co. Ltd.	714	47,229
Tokyo Gas Co. Ltd.	3,513	81,110

		795,222

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp. (The)	8,550	200,925
Meridian Energy Ltd.	11,567	61,753
Uniper SE	1,894	65,342

		328,020

Multi-Utilities (0.6%)
AGL Energy Ltd.	5,492	50,597
Ameren Corp.	3,150	245,889
CenterPoint Energy, Inc.	6,950	150,398
CMS Energy Corp.	3,650	222,686
Consolidated Edison, Inc.	4,400	317,988
Dominion Energy, Inc.	10,469	787,269
DTE Energy Co.	2,500	303,525
E.ON SE	20,903	231,460
Engie SA*	16,966	259,496
National Grid plc	32,583	385,420
NiSource, Inc.	4,850	111,259
Public Service Enterprise Group, Inc.	6,500	378,950
RWE AG	5,946	251,114
Sempra Energy	3,650	465,046
Suez SA	3,345	66,282
Veolia Environnement SA	5,115	125,037
WEC Energy Group, Inc.	4,050	372,722

		4,725,138

Water Utilities (0.1%)
American Water Works Co., Inc.	2,350	360,654
Severn Trent plc	2,224	69,616

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
United Utilities Group plc	6,322	$77,376

		507,646

Total Utilities		16,862,011

Total Common Stocks (69.0%) (Cost $385,511,621)		554,862,181

EXCHANGE TRADED FUNDS (ETF):
Equity (8.7%)
iShares Russell 2000 ETF (x)	180,404	35,370,008
SPDR S&P MidCap 400 ETF Trust (x)	82,814	34,775,255

Total Exchange Traded Funds (8.7%) (Cost $54,776,187)		70,145,263

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Government Agency Securities (0.5%)
FHLB
2.500%, 2/13/24	$140,000	149,960
3.250%, 11/16/28	350,000	416,536
FHLMC
2.375%, 1/13/22	1,380,000	1,411,493
2.750%, 6/19/23	701,000	745,809
FNMA
2.875%, 9/12/23	799,000	856,378
1.875%, 9/24/26	612,000	660,231

Total U.S. Government Agency Securities		4,240,407

U.S. Treasury Obligations (9.4%)
U.S. Treasury Bonds
8.000%, 11/15/21	1,180,000	1,259,996
6.125%, 11/15/27	238,000	326,609
U.S. Treasury Notes
1.250%, 10/31/21	1,029,100	1,038,669
1.875%, 11/30/21	2,050,000	2,082,759
0.125%, 7/31/22	2,576,800	2,577,211
1.875%, 7/31/22#	1,055,000	1,084,059
2.000%, 7/31/22	2,453,000	2,525,308
1.875%, 8/31/22	605,500	622,978
1.875%, 10/31/22	748,000	771,783
2.000%, 10/31/22	200,000	206,816
1.625%, 11/15/22	2,361,000	2,426,724
0.125%, 11/30/22	798,300	798,364
2.000%, 11/30/22	898,000	929,974
2.125%, 12/31/22	895,000	930,507
2.000%, 2/15/23	751,000	780,539
1.750%, 5/15/23	2,762,000	2,866,876
1.625%, 5/31/23	157,000	162,587
1.375%, 8/31/23	786,000	811,540
1.375%, 9/30/23	284,400	293,911
2.750%, 11/15/23	485,600	521,713
2.125%, 11/30/23#	997,000	1,054,007
2.250%, 12/31/23#	3,466,000	3,681,957
2.500%, 1/31/24	466,100	499,359
2.125%, 3/31/24	775,000	823,443
2.250%, 4/30/24	620,000	662,238
2.000%, 5/31/24	1,575,000	1,671,165
1.750%, 7/31/24	158,000	166,639
2.375%, 8/15/24#	2,585,000	2,785,716
2.250%, 11/15/24	3,349,000	3,607,674
1.500%, 11/30/24	483,000	506,469
2.000%, 2/15/25#	5,610,500	6,007,401
0.500%, 3/31/25	1,371,000	1,383,515
2.125%, 5/15/25	2,135,000	2,304,529
0.250%, 7/31/25	2,746,700	2,738,510
0.250%, 8/31/25	2,153,000	2,145,737
0.250%, 9/30/25	1,174,600	1,170,113
2.250%, 11/15/25	877,000	957,818
0.375%, 12/31/25	1,125,100	1,125,968
1.625%, 2/15/26	2,980,000	3,168,964
2.000%, 11/15/26	725,000	788,964
2.250%, 2/15/27	404,000	446,532
2.375%, 5/15/27	1,502,800	1,676,086
2.250%, 8/15/27#	1,152,500	1,277,782
2.250%, 11/15/27	769,000	853,783
2.750%, 2/15/28	502,000	575,540
2.875%, 5/15/28	560,000	648,682
3.125%, 11/15/28	547,900	648,654
2.625%, 2/15/29	748,100	858,814
2.375%, 5/15/29	1,989,300	2,248,350
1.625%, 8/15/29	1,015,000	1,085,800
1.750%, 11/15/29	902,800	975,669
1.500%, 2/15/30	624,900	661,215
0.625%, 5/15/30	1,214,800	1,187,875
0.625%, 8/15/30	1,233,600	1,202,778
0.875%, 11/15/30	527,400	525,620

Total U.S. Treasury Obligations		75,142,289

Total Long-Term Debt Securities (9.9%) (Cost $75,258,387)		79,382,696

	Number of Rights	Value (Note 1)
RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Repsol SA (x)* (Cost $4,862)	13,612	4,668

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (3.6%)
JPMorgan Prime Money Market Fund, IM Shares	29,300,805	29,315,456

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.5%)
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $300,007, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $306,001. (xx)	$300,000	300,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $2,502,983, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $2,553,028. (xx)	$2,502,969	$2,502,969
Societe Generale SA, 0.08%, dated 12/31/20, due 1/7/21, repurchase price $17,000,264, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/19/21-11/15/49; total market value $17,340,002. (xx)	17,000,000	17,000,000

Total Repurchase Agreements		19,802,969

U.S. Treasury Obligations (6.3%)
U.S. Treasury Bills 0.08%, 3/18/21(p)	50,608,000	50,599,037

Total Short-Term Investments (12.4%) (Cost $99,702,442)		99,717,462

Total Investments in Securities (100.0%) (Cost $615,253,499)		804,112,270
Other Assets Less Liabilities (0.0%)		(378,978)

Net Assets (100%)		$803,733,292

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $8,818,666.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $2,821,248 or 0.4% of net assets.

(p)	Yield to maturity.
(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $52,777,266. This was collateralized by $34,676,460 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/15/21 - 8/15/50 and by cash of $19,802,969 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CHDI	— Clearing House Electronic Subregister System (CHESS)
Depository	Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
EUR	— European Currency Unit
FDR	— Finnish Depositary Receipt
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
USD	— United States Dollar

Country Diversification As a Percentage of Total Net Assets
Australia	1.4%
Austria	0.0	#
Belgium	0.2
Brazil	0.0	#
Chile	0.0	#
China	0.1
Denmark	0.5
Finland	0.2
France	1.9
Germany	1.7
Hong Kong	0.5
Ireland	0.1
Israel	0.1
Italy	0.4
Japan	4.7
Jordan	0.0	#
Luxembourg	0.0	#
Macau	0.0	#
Mexico	0.0	#
Netherlands	0.8
New Zealand	0.1
Norway	0.1
Portugal	0.0	#
Russia	0.0	#
Singapore	0.2
South Africa	0.1
Spain	0.4
Sweden	0.6
Switzerland	1.8
United Arab Emirates	0.0	#
United Kingdom	2.4
United States	81.7
Cash and Other	0.0	#

	100.0%

#	Percent shown is less than 0.05%.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	238	3/2021	EUR	10,321,721	166,893
FTSE 100 Index	20	3/2021	GBP	1,755,870	(16,083)
MSCI EAFE E-Mini Index	4	3/2021	USD	426,160	4,940
SPI 200 Index	20	3/2021	AUD	2,519,850	(14,011)
TOPIX Index	90	3/2021	JPY	15,728,536	280,415
U.S. Treasury 10 Year Note	840	3/2021	USD	115,985,625	147,796

					569,950

Short Contracts
S&P 500 E-Mini Index	(257)	3/2021	USD	(48,172,080)	(1,135,182)

					(1,135,182)

					(565,232)

Forward Foreign Currency Contracts outstanding as of December 31, 2020 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	196,421	USD	145,633	JPMorgan Chase Bank	3/15/2021	5,885
EUR	9,425,000	USD	11,506,753	BNP Paribas	3/15/2021	25,404
EUR	2,219,412	USD	2,704,069	JPMorgan Chase Bank	3/15/2021	11,539
EUR	6,871,667	USD	8,365,959	Morgan Stanley	3/15/2021	42,013
GBP	555,300	USD	742,452	Barclays Bank plc	3/15/2021	17,251
GBP	8,832,000	USD	11,910,441	BNP Paribas	3/15/2021	172,575
GBP	1,872,196	USD	2,516,414	Morgan Stanley	3/15/2021	44,928
JPY	74,413,873	USD	714,033	BNP Paribas	3/15/2021	7,217
JPY	241,289,000	USD	2,324,185	Goldman Sachs Bank USA	3/15/2021	14,487
JPY	282,157,000	USD	2,704,573	JPMorgan Chase Bank	3/15/2021	30,208
JPY	878,223,710	USD	8,424,670	Morgan Stanley	3/15/2021	87,433
NOK	20,883,857	USD	2,306,874	JPMorgan Chase Bank	3/15/2021	128,201
NZD	3,894,514	USD	2,737,329	Goldman Sachs Bank USA	3/15/2021	65,638
SEK	67,845,596	USD	7,929,779	JPMorgan Chase Bank	3/15/2021	322,517
SEK	44,168,084	USD	5,114,959	Morgan Stanley	3/15/2021	257,359

Total unrealized appreciation						1,232,655

USD	1,362,395	AUD	1,800,746	BNP Paribas	3/15/2021	(26,697)
USD	1,194,030	AUD	1,638,843	Morgan Stanley	3/15/2021	(70,170)
USD	3,952,720	CHF	3,509,660	Citibank NA	3/15/2021	(19,758)
USD	1,148,242	CHF	1,047,013	Credit Suisse	3/15/2021	(36,840)
USD	2,329,179	EUR	1,953,816	JPMorgan Chase Bank	3/15/2021	(61,454)
USD	14,903,509	EUR	12,328,643	Morgan Stanley	3/15/2021	(181,460)
USD	1,494,079	GBP	1,126,799	Barclays Bank plc	3/15/2021	(47,489)
USD	5,374,329	GBP	4,018,000	BNP Paribas	3/15/2021	(122,677)
USD	851,911	GBP	641,031	JPMorgan Chase Bank	3/15/2021	(25,080)
USD	4,711,008	JPY	487,505,000	JPMorgan Chase Bank	3/15/2021	(14,090)
USD	1,390,132	NZD	1,959,328	BNP Paribas	3/15/2021	(20,040)
USD	4,049,654	SEK	34,285,328	BNP Paribas	3/15/2021	(120,590)
USD	5,438,008	SEK	45,584,951	JPMorgan Chase Bank	3/15/2021	(106,648)

Total unrealized depreciation						(852,993)

Net unrealized appreciation						379,662

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Assets:
Common Stocks
Communication Services	$44,139,853	$7,642,959	$—		$51,782,812
Consumer Discretionary	52,350,993	18,304,182	—		70,655,175
Consumer Staples	26,638,335	15,983,751	—		42,622,086
Energy	9,268,343	4,570,935	—		13,839,278
Financials	42,602,208	23,369,613	—		65,971,821
Health Care	55,185,888	18,829,351	—	(b)	74,015,239
Industrials	34,307,399	22,256,313	—		56,563,712
Information Technology	113,088,233	12,853,304	—		125,941,537
Materials	10,679,515	11,527,002	—		22,206,517
Real Estate	9,891,655	4,510,338	—		14,401,993
Utilities	11,193,303	5,668,708	—		16,862,011
Exchange Traded Funds	70,145,263	—	—		70,145,263
Forward Currency Contracts	—	1,232,655	—		1,232,655
Futures	600,044	—	—		600,044
Rights
Energy	—	4,668	—		4,668
Short-Term Investments
Investment Company	29,315,456	—	—		29,315,456
Repurchase Agreements	—	19,802,969	—		19,802,969
U.S. Treasury Obligations	—	50,599,037	—		50,599,037
U.S. Government Agency Securities	—	4,240,407	—		4,240,407
U.S. Treasury Obligations	—	75,142,289	—		75,142,289

Total Assets	$509,406,488	$296,538,481	$—		$805,944,969

Liabilities:
Forward Currency Contracts	$—	$(852,993)	$—		$(852,993)
Futures	(1,165,276)	—	—		(1,165,276)

Total Liabilities	$(1,165,276)	$(852,993)	$—		$(2,018,269)

Total	$508,241,212	$295,685,488	$—		$803,926,700

(a)	A security with a market value of $0 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$147,796	*
Foreign exchange contracts	Receivables	1,232,655
Equity contracts	Receivables, Net assets – Unrealized appreciation	452,248	*

Total		$1,832,699

	Liability Derivatives
Foreign exchange contracts	Payables	(852,993)
Equity contracts	Payables, Net assets – Unrealized depreciation	(1,165,276	)*

Total		$(2,018,269)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$6,208,621	$—	$6,208,621
Foreign exchange contracts	—	4,942,319	4,942,319
Equity contracts	(56,233,522)	—	(56,233,522)

Total	$(50,024,901)	$4,942,319	$(45,082,582)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$1,157,098	$—	$1,157,098
Foreign exchange contracts	—	152,034	152,034
Equity contracts	259,084	—	259,084

Total	$1,416,182	$152,034	$1,568,216

^ This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $207,339,000 and futures contracts with an average notional balance of approximately $218,194,000 respectively, during the year ended December 31, 2020.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2020:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Barclays Bank plc	$17,251	$(17,251)	$—	$—
BNP Paribas	205,196	(205,196)	—	—
Goldman Sachs Bank USA	80,125	—	—	80,125
JPMorgan Chase Bank	498,350	(207,272)	—	291,078
Morgan Stanley	431,733	(251,630)	—	180,103

Total	$1,232,655	$(681,349)	$—	$551,306

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Barclays Bank plc	$47,489	$(17,251)	$—	$30,238
BNP Paribas	290,004	(205,196)	—	84,808
Citibank NA	19,758	—	—	19,758
Credit Suisse	36,840	—	—	36,840
JPMorgan Chase Bank	207,272	(207,272)	—	—
Morgan Stanley	251,630	(251,630)	—	—

Total	$852,993	$(681,349)	$—	$171,644

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$96,209,455
Long-term U.S. government debt securities	23,505,043

$119,714,498

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$78,903,508
Long-term U.S. government debt securities	21,517,739

$100,421,247

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$221,053,000
Aggregate gross unrealized depreciation	(32,382,636)

Net unrealized appreciation	$188,670,364

Federal income tax cost of investments in securities and derivative instruments, if applicable	$615,256,336

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $595,450,530)	$784,309,301
Repurchase Agreements (Cost $19,802,969)	19,802,969
Cash	18,741,126
Foreign cash (Cost $235,766)	241,346
Receivable for securities sold	1,567,347
Unrealized appreciation on forward foreign currency contracts	1,232,655
Dividends, interest and other receivables	1,229,230
Receivable for Portfolio shares sold	36,736
Securities lending income receivable	18,545
Other assets	3,443

Total assets	827,182,698

LIABILITIES
Payable for return of collateral on securities loaned	19,802,969
Payable for securities purchased	1,651,486
Unrealized depreciation on forward foreign currency contracts	852,993
Investment management fees payable	501,659
Due to broker for futures variation margin	282,886
Distribution fees payable – Class IB	168,061
Administrative fees payable	82,571
Payable for Portfolio shares redeemed	19,409
Payable for interest purchased	733
Accrued expenses	86,639

Total liabilities	23,449,406

NET ASSETS	$803,733,292

Net assets were comprised of:
Paid in capital	$686,255,620
Total distributable earnings (loss)	117,477,672

Net assets	$803,733,292

Class IB
Net asset value, offering and redemption price per share, $803,733,292 / 66,561,839 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.07

(x)	Includes value of securities on loan of $52,777,266.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $299,784 foreign withholding tax)	$10,694,361
Interest	1,785,637
Securities lending (net)	179,342

Total income	12,659,340

EXPENSES
Investment management fees	5,501,160
Distribution fees – Class IB	1,835,399
Administrative fees	906,771
Custodian fees	85,000
Professional fees	79,329
Printing and mailing expenses	71,039
Recoupment fees	35,169
Trustees’ fees	23,952
Miscellaneous	23,990

Total expenses	8,561,809

NET INVESTMENT INCOME (LOSS)	4,097,531

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(4,315,205)
Futures contracts	(50,024,901)
Forward foreign currency contracts	4,942,319
Foreign currency transactions	(386,198)

Net realized gain (loss)	(49,783,985)

Change in unrealized appreciation (depreciation) on:
Investments in securities	73,117,269
Futures contracts	1,416,182
Forward foreign currency contracts	152,034
Foreign currency translations	30,856

Net change in unrealized appreciation (depreciation)	74,716,341

NET REALIZED AND UNREALIZED GAIN (LOSS)	24,932,356

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$29,029,887

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,097,531	$8,124,972
Net realized gain (loss)	(49,783,985)	1,758,463
Net change in unrealized appreciation (depreciation)	74,716,341	101,684,159

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	29,029,887	111,567,594

Distributions to shareholders:
Class IB	(12,292,240)	(11,559,325)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 4,501,054 and 6,090,705 shares, respectively ]	49,184,455	67,952,792
Capital shares issued in reinvestment of dividends and distributions [ 1,038,960 and 987,896 shares, respectively ]	12,292,240	11,559,325
Capital shares repurchased [ (3,870,383) and (1,289,573) shares, respectively ]	(41,820,381)	(14,475,328)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	19,656,314	65,036,789

TOTAL INCREASE (DECREASE) IN NET ASSETS	36,393,961	165,045,058
NET ASSETS:
Beginning of year	767,339,331	602,294,273

End of year	$803,733,292	$767,339,331

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020		2019		2018		2017		2016
Net asset value, beginning of year	$11.82		$10.19		$11.12		$9.92		$9.60

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06		0.13		0.11		0.07		0.01
Net realized and unrealized gain (loss)	0.38		1.68		(0.87)		1.38		0.38

Total from investment operations	0.44		1.81		(0.76)		1.45		0.39

Less distributions:
Dividends from net investment income	(0.12)		(0.10)		(0.11)		(0.10)		(0.03)
Distributions from net realized gains	(0.07)		(0.08)		(0.06)		(0.15)		(0.04)

Total dividends and distributions	(0.19)		(0.18)		(0.17)		(0.25)		(0.07)

Net asset value, end of year	$12.07		$11.82		$10.19		$11.12		$9.92

Total return	3.73%		17.80%		(6.92)%		14.70%		4.06%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$803,733		$767,339		$602,294		$534,424		$338,891
Ratio of expenses to average net assets:
After waivers (f)	1.17	%(j)	1.17	%(j)	1.16	%(j)	1.18	%(j)	1.16	%(j)
Before waivers (f)	1.17%		1.17%		1.16%		1.18%		1.19%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.56%		1.17%		0.99%		0.70%		0.10%
Before waivers (f)	0.56%		1.17%		0.99%		0.70%		0.07%
Portfolio turnover rate^	17%		5%		7%		11%		79%

Class K	January 1, 2016 to February 21, 2016†
Net asset value, beginning of period	$9.60

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)
Net realized and unrealized gain (loss)	(0.48)

Total from investment operations	(0.49)

Less distributions:
Dividends from net investment income	—
Distributions from net realized gains	—

Total dividends and distributions	—

Net asset value, end of period	$9.11

Total return (b)	(5.10)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—
Ratio of expenses to average net assets:
After waivers (a)(f)	0.89%
Before waivers (a)(f)	0.98%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.80)%)
Before waivers (a)(f)	(0.89)%
Portfolio turnover rate^	79%

†	After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed. The shares are no longer operational, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less then one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.

See Notes to Financial Statements.

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	4.43%	5.93%	5.36%
EQ/AB Dynamic Moderate Growth Index	12.30	9.00	7.54
S&P 500® Index	18.40	15.22	13.30
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.73	2.89	2.55

* Date of inception 2/18/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.43% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the EQ/AB Dynamic Moderate Growth Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 12.30%, 18.40% and 5.73%, respectively.

Portfolio Highlights

The Portfolio started the year with a modest overweight to equities which was reduced in January, influenced by the sudden surge in COVID-19 cases outside China. The Portfolio further de-risked to a significant equity underweight as economic closures and quarantines became more extreme—the largest underweight and the fastest 5-day reduction since inception.

Due to heightened market volatility and ongoing concerns around COVID-19, the Portfolio maintained a defensive posture through the second and third quarter of the year. In August, the underweight was eliminated and an overweight position was established by the end of the month. However, with heightened uncertainty from rising COVID-19 cases globally and the anxiety around the U.S. election cycle, the Portfolio reestablished an equity underweight that it carried through the U.S. Presidential election. Supported by continuing stimulus and an improving growth outlook, the Portfolio ended the year overweight equities.

In a robust year for equity returns that followed the rapid recovery off March lows, the underweight equity positioning detracted from performance, specifically in the month of April, as equity markets strongly advanced following the meaningful sell-off in February and March.

What helped performance during the year:

•	The U.S. small-cap equity allocation contributed to performance for the year.

What hurt performance during the year:

•	The U.S. bonds position detracted from performance for the year.

•	An underweight position in U.S. large cap equity was a drag on performance.

How did derivatives contribute/detract from performance during the year?

During the period, the Portfolio utilized derivatives for hedging and investment purposes in the form of futures and currency forwards. All derivatives performed in line with the manager’s expectations over the period.

Portfolio Characteristics

As of December 31, 2020
Weighted Average Life (Years)	5.07
Weighted Average Coupon (%)	1.34
Weighted Average Effective Duration (Years)*	4.81
Weighted Average Rating**	AAA

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2020	% of Net Assets
U.S. Treasury Obligations	21.5%
Investment Company	14.2
Information Technology	10.6
Health Care	7.5
Financials	7.5
Consumer Discretionary	7.3
Industrials	6.7
Consumer Staples	5.0
Communication Services	4.7
Materials	2.9
Utilities	1.9
U.S. Government Agency Securities	1.6
Real Estate	1.6
Energy	1.5
Repurchase Agreements	0.3
Cash and Other	5.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,121.40	$5.92
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.56	5.63

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.11%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (4.7%)
Diversified Telecommunication Services (1.0%)
Altice Europe NV, Class A*	26,062	$169,636
AT&T, Inc.	157,063	4,517,132
BT Group plc*	366,604	663,010
Cellnex Telecom SA (m)	12,823	769,475
CenturyLink, Inc.	21,692	211,497
Deutsche Telekom AG (Registered)	136,902	2,501,169
Elisa OYJ	5,842	320,232
HKT Trust & HKT Ltd.	155,168	201,354
Iliad SA	736	151,144
Infrastrutture Wireless Italiane SpA (m)	13,803	167,444
Koninklijke KPN NV	146,735	445,817
Nippon Telegraph & Telephone Corp.	52,780	1,352,278
Orange SA	84,047	999,448
PCCW Ltd.	173,776	104,681
Proximus SADP	6,247	123,709
Singapore Telecommunications Ltd.	335,323	586,498
Spark New Zealand Ltd.	75,456	255,166
Swisscom AG (Registered)	1,064	573,404
Telecom Italia SpA (Aquis Stock Exchange)	247,589	128,186
Telecom Italia SpA (Turquoise Stock Exchange)	343,454	158,350
Telefonica Deutschland Holding AG	42,762	117,802
Telefonica SA	196,977	780,867
Telefonica SA*	10,941	43,373
Telenor ASA	28,741	489,059
Telia Co. AB	100,788	416,010
Telstra Corp. Ltd.	170,979	392,812
TPG Telecom Ltd.*	15,274	85,019
United Internet AG (Registered)	4,382	184,313
Verizon Communications, Inc.	91,225	5,359,469

		22,268,354

Entertainment (1.0%)
Activision Blizzard, Inc.	17,024	1,580,678
Bollore SA	42,993	177,631
Capcom Co. Ltd.	3,600	233,596
Electronic Arts, Inc.	6,415	921,194
Koei Tecmo Holdings Co. Ltd.	1,800	109,825
Konami Holdings Corp.	3,774	211,992
Live Nation Entertainment, Inc.*	3,056	224,555
Netflix, Inc.*	9,746	5,269,955
Nexon Co. Ltd.	19,946	614,288
Nintendo Co. Ltd.	4,628	2,950,571
Square Enix Holdings Co. Ltd.	3,718	225,410
Take-Two Interactive Software, Inc.*	2,539	527,579
Toho Co. Ltd.	4,588	193,286
Ubisoft Entertainment SA*	4,044	389,497
Vivendi SA	34,956	1,126,531
Walt Disney Co. (The)*	39,953	7,238,685

		21,995,273

Interactive Media & Services (1.7%)
Adevinta ASA*	9,846	165,358
Alphabet, Inc., Class A*	6,704	11,749,699
Alphabet, Inc., Class C*	6,428	11,261,085
Auto Trader Group plc (m)	39,673	323,347
Facebook, Inc., Class A*	53,036	14,487,314
Kakaku.com, Inc.	5,509	150,990
REA Group Ltd.	2,164	248,348
Scout24 AG (m)	4,419	361,967
SEEK Ltd.	13,775	302,984
Twitter, Inc.*	17,519	948,654
Z Holdings Corp.	108,973	658,978

		40,658,724

Media (0.5%)
Charter Communications, Inc., Class A*	3,270	2,163,268
Comcast Corp., Class A	100,604	5,271,650
CyberAgent, Inc.	4,092	281,770
Dentsu Group, Inc.	8,851	262,731
Discovery, Inc., Class A (x)*	3,455	103,961
Discovery, Inc., Class C*	6,453	169,004
DISH Network Corp., Class A*	5,368	173,601
Fox Corp., Class A	7,443	216,740
Fox Corp., Class B	3,360	97,037
Hakuhodo DY Holdings, Inc.	9,546	130,818
Informa plc	61,699	463,210
Interpublic Group of Cos., Inc. (The)	8,535	200,743
News Corp., Class A	8,536	153,392
News Corp., Class B	2,620	46,557
Omnicom Group, Inc.	4,730	295,010
Pearson plc	30,921	287,704
Publicis Groupe SA	9,472	471,653
Schibsted ASA, Class A*	3,105	132,649
Schibsted ASA, Class B*	4,025	150,123
SES SA (FDR)	18,536	174,725
ViacomCBS, Inc.	12,365	460,720
WPP plc	50,329	550,599

		12,257,665

Wireless Telecommunication Services (0.5%)
KDDI Corp.	66,170	1,964,817
SoftBank Corp.	117,887	1,476,228
SoftBank Group Corp.	64,312	5,018,896
Tele2 AB, Class B	20,512	270,748
T-Mobile US, Inc.*	12,837	1,731,069
Vodafone Group plc	1,101,786	1,822,194

		12,283,952

Total Communication Services		109,463,968

Consumer Discretionary (7.3%)
Auto Components (0.3%)
Aisin Seiki Co. Ltd.	6,657	199,539
Aptiv plc	5,883	766,496
BorgWarner, Inc.	5,360	207,110
Bridgestone Corp. (x)	21,907	717,963
Cie Generale des Etablissements Michelin SCA	7,176	920,051
Continental AG	4,518	669,229

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Denso Corp.	17,733	$1,053,452
Faurecia SE*	3,925	200,958
Koito Manufacturing Co. Ltd.	4,228	287,449
NGK Spark Plug Co. Ltd.	6,239	106,526
Stanley Electric Co. Ltd.	5,304	170,799
Sumitomo Electric Industries Ltd.	30,915	409,136
Toyoda Gosei Co. Ltd.	2,629	76,256
Toyota Industries Corp.	5,932	470,516
Valeo SA	10,080	397,504

		6,652,984

Automobiles (1.4%)
Bayerische Motoren Werke AG	13,599	1,199,973
Bayerische Motoren Werke AG (Preference) (q)	2,335	157,461
Daimler AG (Registered)	35,154	2,481,843
Ferrari NV	5,177	1,193,113
Fiat Chrysler Automobiles NV*	45,260	810,579
Ford Motor Co.	86,090	756,731
General Motors Co.	27,750	1,155,510
Honda Motor Co. Ltd.	66,958	1,865,979
Isuzu Motors Ltd.	22,611	214,602
Mazda Motor Corp.	23,305	156,187
Nissan Motor Co. Ltd.	95,319	516,959
Peugeot SA (x)*	25,277	690,778
Porsche Automobil Holding SE (Preference) (q)	6,289	433,319
Renault SA*	8,553	373,648
Subaru Corp.	25,195	503,266
Suzuki Motor Corp.	15,100	699,319
Tesla, Inc.*	16,800	11,855,256
Toyota Motor Corp.	87,110	6,712,840
Volkswagen AG	1,333	277,001
Volkswagen AG (Preference) (q)	7,622	1,419,246
Yamaha Motor Co. Ltd.	11,428	232,865

		33,706,475

Distributors (0.0%)
Genuine Parts Co.	3,135	314,848
LKQ Corp.*	6,096	214,823
Pool Corp.	896	333,760

		863,431

Hotels, Restaurants & Leisure (0.9%)
Accor SA*	8,240	297,965
Aristocrat Leisure Ltd.	23,535	562,473
Carnival Corp.	16,355	354,249
Chipotle Mexican Grill, Inc.*	611	847,280
Compass Group plc	73,271	1,365,700
Crown Resorts Ltd.	15,297	113,569
Darden Restaurants, Inc.	2,865	341,279
Domino’s Pizza, Inc.	858	329,009
Entain plc	23,969	371,534
Evolution Gaming Group AB (m)	5,157	523,247
Flutter Entertainment plc	6,357	1,296,150
Galaxy Entertainment Group Ltd.	88,644	688,918
Genting Singapore Ltd.	247,650	159,278
Hilton Worldwide Holdings, Inc.	6,030	670,898
InterContinental Hotels Group plc	7,127	457,095
La Francaise des Jeux SAEM (m)	4,158	190,029
Las Vegas Sands Corp.	7,213	429,895
Marriott International, Inc., Class A	5,830	769,094
McDonald’s Corp.	16,445	3,528,768
McDonald’s Holdings Co. Japan Ltd. (x)	2,689	130,212
Melco Resorts & Entertainment Ltd. (ADR)	8,815	163,518
MGM Resorts International	8,970	282,645
Norwegian Cruise Line Holdings Ltd. (x)*	6,903	175,543
Oriental Land Co. Ltd.	8,193	1,352,077
Royal Caribbean Cruises Ltd.	4,066	303,689
Sands China Ltd.	99,153	435,496
SJM Holdings Ltd.	81,205	90,816
Sodexo SA	3,939	333,092
Starbucks Corp.	25,793	2,759,335
Tabcorp Holdings Ltd.	88,158	265,065
Whitbread plc*	8,290	351,434
Wynn Macau Ltd.*	63,077	105,936
Wynn Resorts Ltd.	2,095	236,379
Yum! Brands, Inc.	6,580	714,325

		20,995,992

Household Durables (0.6%)
Barratt Developments plc	41,826	383,220
Berkeley Group Holdings plc	5,163	334,804
Casio Computer Co. Ltd.	7,959	145,375
DR Horton, Inc.	7,235	498,636
Electrolux AB	9,264	215,454
Garmin Ltd.	3,230	386,502
Husqvarna AB, Class B	17,169	222,240
Iida Group Holdings Co. Ltd.	5,956	120,210
Leggett & Platt, Inc.	2,855	126,476
Lennar Corp., Class A	6,025	459,286
Mohawk Industries, Inc.*	1,300	183,235
Newell Brands, Inc.	8,247	175,084
NVR, Inc.*	164	669,097
Panasonic Corp.	90,621	1,044,834
Persimmon plc	13,100	495,687
PulteGroup, Inc.	5,885	253,761
Rinnai Corp.	1,457	169,046
SEB SA	1,081	196,770
Sekisui Chemical Co. Ltd.	14,601	276,310
Sekisui House Ltd.	25,249	513,514
Sharp Corp.*	8,716	132,021
Sony Corp.	51,752	5,154,901
Taylor Wimpey plc	149,693	339,401
Whirlpool Corp.	1,365	246,369

		12,742,233

Internet & Direct Marketing Retail (1.7%)
Amazon.com, Inc.*	9,420	30,680,281
Booking Holdings, Inc.*	979	2,180,497
Delivery Hero SE (m)*	5,316	824,775
eBay, Inc.	14,435	725,359
Etsy, Inc.*	2,768	492,455
Expedia Group, Inc.	2,927	387,535
HelloFresh SE*	6,070	468,654
Just Eat Takeaway.com NV (m)*	5,192	586,075
Mercari, Inc.*	3,477	154,058
Ocado Group plc*	19,968	624,494
Prosus NV*	20,019	2,160,951

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Rakuten, Inc.	35,324	$340,052
Zalando SE (m)*	6,282	698,831
ZOZO, Inc.	4,412	108,917

		40,432,934

Leisure Products (0.1%)
Bandai Namco Holdings, Inc.	8,183	707,389
Hasbro, Inc.	2,725	254,896
Sega Sammy Holdings, Inc.	7,101	111,891
Shimano, Inc.	3,001	700,006
Yamaha Corp.	5,412	318,153

		2,092,335

Multiline Retail (0.3%)
Dollar General Corp.	5,410	1,137,723
Dollar Tree, Inc.*	5,144	555,758
Marui Group Co. Ltd.	7,791	136,723
Next plc*	5,460	529,080
Pan Pacific International Holdings Corp.	16,835	389,346
Ryohin Keikaku Co. Ltd.	9,755	198,869
Target Corp.	11,000	1,941,830
Wesfarmers Ltd.	46,572	1,809,596

		6,698,925

Specialty Retail (0.9%)
ABC-Mart, Inc.	1,335	74,213
Advance Auto Parts, Inc.	1,466	230,910
AutoZone, Inc.*	505	598,647
Best Buy Co., Inc.	5,035	502,443
CarMax, Inc.*	3,610	341,001
Fast Retailing Co. Ltd.	2,461	2,203,948
Gap, Inc. (The)	4,445	89,744
Hennes & Mauritz AB, Class B	32,998	689,831
Hikari Tsushin, Inc.	848	198,582
Home Depot, Inc. (The)	23,785	6,317,772
Industria de Diseno Textil SA	44,805	1,425,326
JD Sports Fashion plc*	17,988	211,548
Kingfisher plc*	86,672	320,489
L Brands, Inc.	5,055	187,995
Lowe’s Cos., Inc.	16,115	2,586,619
Nitori Holdings Co. Ltd.	3,241	678,615
O’Reilly Automotive, Inc.*	1,665	753,529
Ross Stores, Inc.	7,780	955,462
Shimamura Co. Ltd.	896	94,065
Tiffany & Co.	2,300	302,335
TJX Cos., Inc. (The)	26,440	1,805,588
Tractor Supply Co.	2,504	352,012
Ulta Beauty, Inc.*	1,242	356,653
USS Co. Ltd.	8,971	181,236
Yamada Holdings Co. Ltd.	29,716	157,710

		21,616,273

Textiles, Apparel & Luxury Goods (1.1%)
adidas AG*	7,820	2,845,929
Burberry Group plc*	16,623	406,788
Cie Financiere Richemont SA (Registered)	21,171	1,915,027
EssilorLuxottica SA	11,865	1,848,822
Hanesbrands, Inc.	7,600	110,808
Hermes International	1,328	1,427,020
Kering SA	3,149	2,286,642
LVMH Moet Hennessy Louis Vuitton SE	11,402	7,116,456
Moncler SpA*	7,958	487,456
NIKE, Inc., Class B	27,670	3,914,475
Pandora A/S	4,107	459,075
Puma SE*	4,026	453,867
PVH Corp.	1,552	145,717
Ralph Lauren Corp.	979	101,561
Swatch Group AG (The)	1,188	324,073
Swatch Group AG (The) (Registered)	2,161	114,140
Tapestry, Inc.	6,050	188,034
Under Armour, Inc., Class A*	4,092	70,260
Under Armour, Inc., Class C*	4,250	63,240
VF Corp.	7,020	599,578

		24,878,968

Total Consumer Discretionary		170,680,550

Consumer Staples (5.0%)
Beverages (1.1%)
Anheuser-Busch InBev SA/NV	31,297	2,179,719
Asahi Group Holdings Ltd.	18,573	763,390
Brown-Forman Corp., Class B	3,980	316,131
Budweiser Brewing Co. APAC Ltd. (m)	70,580	233,068
Carlsberg A/S, Class B	4,231	677,249
Coca-Cola Amatil Ltd.	20,816	207,502
Coca-Cola Bottlers Japan Holdings, Inc.	5,007	78,023
Coca-Cola Co. (The)	85,230	4,674,013
Coca-Cola European Partners plc	8,394	418,273
Coca-Cola HBC AG	8,226	267,390
Constellation Brands, Inc., Class A	3,750	821,438
Davide Campari-Milano NV	23,856	272,202
Diageo plc	96,010	3,778,632
Heineken Holding NV	4,732	445,414
Heineken NV	10,646	1,186,379
Ito En Ltd.	2,100	132,807
Kirin Holdings Co. Ltd.	33,780	796,286
Molson Coors Beverage Co., Class B	4,105	185,505
Monster Beverage Corp.*	8,140	752,787
PepsiCo, Inc.	30,400	4,508,320
Pernod Ricard SA	8,747	1,675,529
Remy Cointreau SA	1,076	200,198
Suntory Beverage & Food Ltd.	5,625	198,840
Treasury Wine Estates Ltd.	29,616	214,625

		24,983,720

Food & Staples Retailing (0.8%)
Aeon Co. Ltd.	26,857	880,451
Carrefour SA	26,812	459,551
Coles Group Ltd.	54,790	766,240
Cosmos Pharmaceutical Corp.	800	129,233
Costco Wholesale Corp.	9,725	3,664,186
Etablissements Franz Colruyt NV	2,274	134,651
ICA Gruppen AB	4,131	206,309
J Sainsbury plc	73,058	225,290

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Jeronimo Martins SGPS SA	10,339	$174,555
Kesko OYJ, Class B	11,218	288,342
Kobe Bussan Co. Ltd.	5,000	153,988
Koninklijke Ahold Delhaize NV	45,211	1,276,412
Kroger Co. (The)	17,060	541,826
Lawson, Inc.	2,028	94,374
Seven & i Holdings Co. Ltd.	30,884	1,094,422
Sundrug Co. Ltd.	2,896	115,554
Sysco Corp.	11,200	831,712
Tesco plc	402,264	1,272,922
Tsuruha Holdings, Inc.	1,494	212,405
Walgreens Boots Alliance, Inc.	15,755	628,309
Walmart, Inc.	30,501	4,396,719
Welcia Holdings Co. Ltd.	3,816	143,948
Wm Morrison Supermarkets plc	98,914	239,892
Woolworths Group Ltd.	51,881	1,572,308

		19,503,599

Food Products (1.3%)
a2 Milk Co. Ltd. (The)*	30,488	264,769
Ajinomoto Co., Inc.	19,074	431,800
Archer-Daniels-Midland Co.	12,175	613,742
Associated British Foods plc*	14,632	453,010
Barry Callebaut AG (Registered)	124	294,698
Calbee, Inc.	3,551	106,955
Campbell Soup Co.	4,390	212,256
Chocoladefabriken Lindt & Spruengli AG	43	419,169
Chocoladefabriken Lindt & Spruengli AG (Registered)	5	499,266
Conagra Brands, Inc.	10,715	388,526
Danone SA	25,801	1,694,504
General Mills, Inc.	13,385	787,038
Hershey Co. (The)	3,275	498,881
Hormel Foods Corp.	6,140	286,185
JDE Peet’s NV (x)*	3,078	138,941
JM Smucker Co. (The)	2,460	284,376
Kellogg Co.	5,530	344,132
Kerry Group plc (London Stock Exchange), Class A	1,182	170,968
Kerry Group plc (Turquoise Stock Exchange), Class A	5,348	774,206
Kikkoman Corp.	5,883	408,514
Kraft Heinz Co. (The)	14,285	495,118
Lamb Weston Holdings, Inc.	3,146	247,716
McCormick & Co., Inc. (Non-Voting)	5,400	516,240
Meiji Holdings Co. Ltd.	4,632	325,682
Mondelez International, Inc., Class A	31,505	1,842,097
Mowi ASA	18,054	402,171
Nestle SA (Registered)	118,336	13,936,193
NH Foods Ltd.	3,332	146,504
Nisshin Seifun Group, Inc.	8,103	128,778
Nissin Foods Holdings Co. Ltd.	2,565	219,598
Orkla ASA	30,850	313,024
Toyo Suisan Kaisha Ltd.	3,588	174,440
Tyson Foods, Inc., Class A	6,480	417,571
WH Group Ltd. (m)	392,856	329,388
Wilmar International Ltd.	78,720	276,973
Yakult Honsha Co. Ltd.	5,244	264,092
Yamazaki Baking Co. Ltd.	4,901	81,830

		29,189,351

Household Products (0.7%)
Church & Dwight Co., Inc.	5,380	469,297
Clorox Co. (The)	2,745	554,270
Colgate-Palmolive Co.	18,810	1,608,443
Essity AB, Class B	24,997	803,601
Henkel AG & Co. KGaA	4,268	411,124
Henkel AG & Co. KGaA (Preference) (q)	7,317	825,053
Kimberly-Clark Corp.	7,420	1,000,439
Lion Corp.	9,176	221,991
Pigeon Corp. (x)	4,675	192,651
Procter & Gamble Co. (The)	54,630	7,601,218
Reckitt Benckiser Group plc	29,213	2,613,449
Unicharm Corp.	16,526	782,966

		17,084,502

Personal Products (0.7%)
Beiersdorf AG	4,140	477,643
Estee Lauder Cos., Inc. (The), Class A	5,040	1,341,597
Kao Corp. (x)	19,700	1,520,595
Kobayashi Pharmaceutical Co. Ltd.	1,991	243,150
Kose Corp.	1,348	229,769
L’Oreal SA	10,410	3,952,561
Pola Orbis Holdings, Inc.	3,708	75,198
Shiseido Co. Ltd.	16,383	1,132,236
Unilever plc (Cboe Europe)	59,243	3,587,228
Unilever plc (London Stock Exchange)	47,393	2,846,452

		15,406,429

Tobacco (0.4%)
Altria Group, Inc.	40,895	1,676,695
British American Tobacco plc	94,234	3,489,664
Imperial Brands plc	38,873	816,254
Japan Tobacco, Inc. (x)	49,249	1,002,580
Philip Morris International, Inc.	34,255	2,835,972
Swedish Match AB	6,662	516,435

		10,337,600

Total Consumer Staples		116,505,201

Energy (1.5%)
Energy Equipment & Services (0.1%)
Baker Hughes Co.	15,105	314,939
Halliburton Co.	19,415	366,944
National Oilwell Varco, Inc.	8,560	117,529
Schlumberger NV	30,643	668,937
TechnipFMC plc	9,226	86,724
Tenaris SA	19,396	156,956

		1,712,029

Oil, Gas & Consumable Fuels (1.4%)
Ampol Ltd.	10,256	224,713
Apache Corp.	8,285	117,564
BP plc	832,320	2,900,128
Cabot Oil & Gas Corp.	8,740	142,287
Chevron Corp.	42,430	3,583,214
Concho Resources, Inc.	4,303	251,080
ConocoPhillips	23,470	938,565
Devon Energy Corp.	8,410	132,962

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Diamondback Energy, Inc.	3,411	$165,092
ENEOS Holdings, Inc.	125,999	451,988
Eni SpA	104,491	1,091,165
EOG Resources, Inc.	12,810	638,835
Equinor ASA	40,142	678,611
Exxon Mobil Corp.	93,214	3,842,281
Galp Energia SGPS SA	20,589	220,186
Hess Corp.	5,970	315,156
HollyFrontier Corp.	3,227	83,418
Idemitsu Kosan Co. Ltd.	7,940	174,556
Inpex Corp.	42,013	226,229
Kinder Morgan, Inc.	42,923	586,757
Koninklijke Vopak NV	2,887	151,622
Lundin Energy AB	7,633	206,235
Marathon Oil Corp.	17,320	115,524
Marathon Petroleum Corp.	14,312	591,944
Neste OYJ	17,377	1,255,885
Occidental Petroleum Corp.	18,401	318,521
Oil Search Ltd.	81,079	231,904
OMV AG	6,049	243,862
ONEOK, Inc.	9,747	374,090
Origin Energy Ltd.	72,341	265,471
Phillips 66	9,560	668,626
Pioneer Natural Resources Co.	3,580	407,726
Repsol SA	60,122	605,946
Royal Dutch Shell plc, Class A	168,457	2,989,676
Royal Dutch Shell plc, Class B	152,230	2,621,750
Santos Ltd.	72,728	351,557
TOTAL SE	104,119	4,490,053
Valero Energy Corp.	8,985	508,282
Washington H Soul Pattinson & Co. Ltd. (x)	4,424	102,628
Williams Cos., Inc. (The)	26,707	535,475
Woodside Petroleum Ltd.	39,199	687,214

		34,488,778

Total Energy		36,200,807

Financials (7.5%)
Banks (3.2%)
ABN AMRO Bank NV (CVA)(m)	17,374	170,224
Australia & New Zealand Banking Group Ltd.	116,495	2,038,728
Banco Bilbao Vizcaya Argentaria SA	273,881	1,350,057
Banco Espirito Santo SA (Registered) (r)*	26,714	—
Banco Santander SA	703,301	2,180,618
Bank Hapoalim BM*	46,640	319,163
Bank Leumi Le-Israel BM	59,677	350,992
Bank of America Corp.	167,843	5,087,321
Bank of East Asia Ltd. (The)	53,738	114,790
Bank of Kyoto Ltd. (The)	2,247	116,860
Banque Cantonale Vaudoise (Registered) (x)	1,237	134,557
Barclays plc	712,538	1,429,244
BNP Paribas SA*	46,712	2,459,818
BOC Hong Kong Holdings Ltd.	151,713	459,888
CaixaBank SA	147,411	378,358
Chiba Bank Ltd. (The)	21,703	119,387
Citigroup, Inc.	45,830	2,825,878
Citizens Financial Group, Inc.	9,408	336,430
Comerica, Inc.	2,970	165,904
Commerzbank AG*	41,152	264,739
Commonwealth Bank of Australia	72,712	4,602,866
Concordia Financial Group Ltd.	42,135	148,128
Credit Agricole SA*	49,648	625,934
Danske Bank A/S*	28,331	468,045
DBS Group Holdings Ltd.	73,612	1,394,707
DNB ASA	38,946	763,090
Erste Group Bank AG	11,475	349,620
Fifth Third Bancorp	15,675	432,160
FinecoBank Banca Fineco SpA*	25,037	409,858
First Republic Bank	3,772	554,220
Fukuoka Financial Group, Inc.	7,059	125,313
Hang Seng Bank Ltd.	30,939	533,579
HSBC Holdings plc	836,568	4,334,070
Huntington Bancshares, Inc.	22,405	282,975
ING Groep NV	160,216	1,495,557
Intesa Sanpaolo SpA*	679,242	1,587,068
Israel Discount Bank Ltd., Class A	47,811	183,897
Japan Post Bank Co. Ltd.	16,585	136,047
JPMorgan Chase & Co.	67,180	8,536,563
KBC Group NV	10,261	718,025
KeyCorp	21,500	352,815
Lloyds Banking Group plc	2,907,591	1,448,902
M&T Bank Corp.	2,790	355,167
Mediobanca Banca di Credito Finanziario SpA*	25,509	234,969
Mitsubishi UFJ Financial Group, Inc.	502,074	2,217,771
Mizrahi Tefahot Bank Ltd.	5,761	133,114
Mizuho Financial Group, Inc.	99,035	1,254,063
National Australia Bank Ltd.	129,629	2,258,587
Natwest Group plc	199,212	456,716
Nordea Bank Abp (Aquis Stock Exchange)	1,774	14,460
Nordea Bank Abp (Turquoise Stock Exchange)	131,306	1,072,778
Oversea-Chinese Banking Corp. Ltd.	135,150	1,028,760
People’s United Financial, Inc.	9,360	121,025
PNC Financial Services Group, Inc. (The)	9,300	1,385,700
Raiffeisen Bank International AG*	6,079	123,872
Regions Financial Corp.	21,160	341,099
Resona Holdings, Inc.	85,126	297,123
Shinsei Bank Ltd.	6,360	78,287
Shizuoka Bank Ltd. (The)	17,061	124,915
Skandinaviska Enskilda Banken AB, Class A*	66,849	686,560
Societe Generale SA*	34,587	719,234
Standard Chartered plc	110,193	702,060
Sumitomo Mitsui Financial Group, Inc.	53,596	1,654,777
Sumitomo Mitsui Trust Holdings, Inc.	13,823	425,313
SVB Financial Group*	1,160	449,883
Svenska Handelsbanken AB, Class A*	63,904	641,556
Swedbank AB, Class A*	37,197	651,567
Truist Financial Corp.	29,717	1,424,336
UniCredit SpA*	87,300	815,660

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
United Overseas Bank Ltd.	47,993	$820,340
US Bancorp	30,145	1,404,455
Wells Fargo & Co.	91,124	2,750,122
Westpac Banking Corp.	148,348	2,215,325
Zions Bancorp NA	3,520	152,909

		76,798,898

Capital Markets (1.6%)
3i Group plc	39,970	632,951
Ameriprise Financial, Inc.	2,630	511,088
Amundi SA (m)*	2,822	230,293
ASX Ltd.	7,951	441,347
Bank of New York Mellon Corp. (The)	17,960	762,222
BlackRock, Inc.	3,178	2,293,054
Cboe Global Markets, Inc.	2,288	213,059
Charles Schwab Corp. (The)	32,830	1,741,303
CME Group, Inc.	7,880	1,434,554
Credit Suisse Group AG (Registered)	100,540	1,294,653
Daiwa Securities Group, Inc.	59,278	269,824
Deutsche Bank AG (Registered)*	80,647	881,677
Deutsche Boerse AG	7,804	1,327,576
EQT AB (x)	9,785	250,226
Franklin Resources, Inc.	5,935	148,316
Goldman Sachs Group, Inc. (The)	7,570	1,996,285
Hargreaves Lansdown plc	13,637	284,391
Hong Kong Exchanges & Clearing Ltd.	49,355	2,705,709
Intercontinental Exchange, Inc.	12,300	1,418,067
Invesco Ltd.	8,290	144,495
Japan Exchange Group, Inc.	20,914	534,319
Julius Baer Group Ltd.	9,192	529,529
London Stock Exchange Group plc	12,992	1,600,412
Macquarie Group Ltd.	14,106	1,505,973
Magellan Financial Group Ltd.	5,280	218,429
MarketAxess Holdings, Inc.	895	510,651
Moody’s Corp.	3,565	1,034,706
Morgan Stanley	31,425	2,153,555
MSCI, Inc.	1,858	829,653
Nasdaq, Inc.	2,545	337,823
Natixis SA*	47,238	160,948
Nomura Holdings, Inc.	129,075	681,283
Northern Trust Corp.	4,550	423,787
Partners Group Holding AG	768	902,203
Raymond James Financial, Inc.	2,634	251,995
S&P Global, Inc.	5,310	1,745,556
SBI Holdings, Inc.	9,670	229,166
Schroders plc	5,106	233,004
Singapore Exchange Ltd.	32,517	228,328
St James’s Place plc	22,051	341,804
Standard Life Aberdeen plc	92,109	354,323
State Street Corp.	7,775	565,864
T. Rowe Price Group, Inc.	4,945	748,623
UBS Group AG (Registered)	150,583	2,121,055

		37,224,079

Consumer Finance (0.2%)
Acom Co. Ltd.	16,345	69,809
American Express Co.	14,335	1,733,245
Capital One Financial Corp.	10,022	990,675
Discover Financial Services	6,690	605,646
Isracard Ltd.	1	3
Synchrony Financial	11,918	413,674

		3,813,052

Diversified Financial Services (0.6%)
AMP Ltd.	141,157	169,767
Berkshire Hathaway, Inc., Class B*	42,956	9,960,208
Eurazeo SE*	2,039	138,247
EXOR NV	4,454	360,318
Groupe Bruxelles Lambert SA	3,264	329,046
Industrivarden AB, Class A*	4,388	146,238
Industrivarden AB, Class C*	6,559	211,655
Investor AB, Class B	18,708	1,362,467
Kinnevik AB, Class B*	9,936	501,776
L E Lundbergforetagen AB, Class B*	3,121	167,134
M&G plc	106,790	289,077
Mitsubishi UFJ Lease & Finance Co. Ltd.	16,509	79,143
ORIX Corp.	53,891	826,985
Sofina SA	633	214,205
Tokyo Century Corp.	1,725	136,657
Wendel SE	1,337	159,986

		15,052,909

Insurance (1.9%)
Admiral Group plc	7,850	311,955
Aegon NV	73,497	290,463
Aflac, Inc.	14,340	637,700
Ageas SA/NV	7,192	382,899
AIA Group Ltd.	496,082	6,079,083
Allianz SE (Registered)	17,135	4,201,248
Allstate Corp. (The)	6,690	735,432
American International Group, Inc.	18,954	717,598
Aon plc, Class A	5,055	1,067,970
Arthur J Gallagher & Co.	4,161	514,757
Assicurazioni Generali SpA	45,315	789,420
Assurant, Inc.	1,265	172,318
Aviva plc	161,330	717,452
Baloise Holding AG (Registered)	1,904	338,733
Chubb Ltd.	9,981	1,536,276
Cincinnati Financial Corp.	3,265	285,263
CNP Assurances*	8,685	139,840
Dai-ichi Life Holdings, Inc.	44,238	664,930
Direct Line Insurance Group plc	56,048	244,500
Everest Re Group Ltd.	850	198,977
Gjensidige Forsikring ASA	8,214	183,358
Globe Life, Inc.	2,043	194,003
Hannover Rueck SE	2,476	394,132
Hartford Financial Services Group, Inc. (The)	7,815	382,779
Insurance Australia Group Ltd.	93,731	339,631
Japan Post Holdings Co. Ltd.	64,621	502,424
Japan Post Insurance Co. Ltd.	9,204	188,261
Legal & General Group plc	245,083	892,172
Lincoln National Corp.	3,975	199,982
Loews Corp.	5,125	230,728
Marsh & McLennan Cos., Inc.	11,190	1,309,230
Medibank Pvt Ltd.	113,119	262,499

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
MetLife, Inc.	16,820	$789,699
MS&AD Insurance Group Holdings, Inc.	18,202	553,702
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	5,754	1,706,732
NN Group NV	11,839	513,874
Phoenix Group Holdings plc	22,571	216,246
Poste Italiane SpA(m)	21,459	218,112
Principal Financial Group, Inc.	5,575	276,576
Progressive Corp. (The)	12,900	1,275,552
Prudential Financial, Inc.	8,680	677,648
Prudential plc	107,158	1,973,874
QBE Insurance Group Ltd.	60,347	396,854
RSA Insurance Group plc	42,494	393,641
Sampo OYJ, Class A	19,347	817,071
SCOR SE*	7,265	234,485
Sompo Holdings, Inc.	13,793	557,437
Suncorp Group Ltd.	52,561	394,683
Swiss Life Holding AG (Registered)*	1,249	581,823
Swiss Re AG	11,736	1,104,799
T&D Holdings, Inc.	22,025	259,594
Tokio Marine Holdings, Inc.	25,852	1,328,966
Travelers Cos., Inc. (The)	5,595	785,370
Tryg A/S	6,205	195,650
Unum Group	4,490	103,001
W R Berkley Corp.	3,095	205,570
Willis Towers Watson plc	2,834	597,067
Zurich Insurance Group AG	6,180	2,607,286

		43,871,325

Total Financials		176,760,263

Health Care (7.5%)
Biotechnology (0.8%)
AbbVie, Inc.	38,924	4,170,706
Alexion Pharmaceuticals, Inc.*	4,800	749,952
Amgen, Inc.	12,864	2,957,691
Argenx SE*	1,834	540,410
Biogen, Inc.*	3,410	834,973
CSL Ltd.	18,664	4,074,680
Galapagos NV*	1,742	171,271
Genmab A/S*	2,687	1,086,285
Gilead Sciences, Inc.	27,598	1,607,859
Grifols SA (x)	12,252	357,428
Incyte Corp.*	4,030	350,529
PeptiDream, Inc.*	3,802	192,944
Regeneron Pharmaceuticals, Inc.*	2,335	1,128,062
Vertex Pharmaceuticals, Inc.*	5,773	1,364,391

		19,587,181

Health Care Equipment & Supplies (1.8%)
Abbott Laboratories	39,022	4,272,519
ABIOMED, Inc.*	1,042	337,816
Alcon, Inc.*	20,196	1,342,294
Align Technology, Inc.*	1,586	847,527
Ambu A/S, Class B	6,712	289,968
Asahi Intecc Co. Ltd.	7,997	291,596
Baxter International, Inc.	11,230	901,095
Becton Dickinson and Co.	6,416	1,605,411
BioMerieux	1,890	266,449
Boston Scientific Corp.*	31,515	1,132,964
Carl Zeiss Meditec AG	1,653	219,911
Cochlear Ltd.	2,699	393,270
Coloplast A/S, Class B	4,879	744,455
Cooper Cos., Inc. (The)	1,059	384,756
Danaher Corp.	13,940	3,096,632
Demant A/S*	4,448	175,660
Dentsply Sirona, Inc.	4,809	251,799
DexCom, Inc.*	2,123	784,916
DiaSorin SpA	1,034	214,868
Edwards Lifesciences Corp.*	13,694	1,249,304
Fisher & Paykel Healthcare Corp. Ltd.	23,615	560,193
GN Store Nord A/S	5,259	420,554
Hologic, Inc.*	5,650	411,489
Hoya Corp.	15,432	2,132,726
IDEXX Laboratories, Inc.*	1,901	950,253
Intuitive Surgical, Inc.*	2,581	2,111,516
Koninklijke Philips NV*	37,421	2,001,419
Medtronic plc	29,683	3,477,067
Olympus Corp.	47,844	1,045,567
ResMed, Inc.	3,147	668,926
Sartorius AG (Preference) (q)	1,461	613,268
Siemens Healthineers AG (m)	11,038	566,082
Smith & Nephew plc	35,964	742,630
Sonova Holding AG (Registered)*	2,248	584,028
STERIS plc	1,824	345,721
Straumann Holding AG (Registered)	425	495,185
Stryker Corp.	7,235	1,772,864
Sysmex Corp.	6,870	825,025
Teleflex, Inc.	1,095	450,669
Terumo Corp.	26,419	1,103,276
Varian Medical Systems, Inc.*	1,970	344,770
West Pharmaceutical Services, Inc.	1,640	464,628
Zimmer Biomet Holdings, Inc.	4,570	704,191

		41,595,257

Health Care Providers & Services (0.9%)
Alfresa Holdings Corp.	7,706	140,978
AmerisourceBergen Corp.	3,235	316,254
Amplifon SpA*	5,114	212,666
Anthem, Inc.	5,535	1,777,233
Cardinal Health, Inc.	6,470	346,533
Centene Corp.*	12,784	767,424
Cigna Corp.	7,914	1,647,536
CVS Health Corp.	28,819	1,968,338
DaVita, Inc.*	1,560	183,144
Fresenius Medical Care AG & Co. KGaA	8,758	729,686
Fresenius SE & Co. KGaA	17,173	793,860
HCA Healthcare, Inc.	5,768	948,605
Henry Schein, Inc.*	3,092	206,731
Humana, Inc.	2,970	1,218,502
Laboratory Corp. of America Holdings*	2,165	440,686
McKesson Corp.	3,545	616,546
Medipal Holdings Corp.	7,519	141,125
NMC Health plc(r)*	3,800	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Orpea SA*	2,338	$307,186
Quest Diagnostics, Inc.	2,935	349,764
Ramsay Health Care Ltd.	7,520	360,491
Ryman Healthcare Ltd.	16,429	179,556
Sonic Healthcare Ltd.	18,588	460,723
Suzuken Co. Ltd.	2,726	98,474
UnitedHealth Group, Inc.	20,985	7,359,020
Universal Health Services, Inc., Class B	1,650	226,875

		21,797,936

Health Care Technology (0.1%)
Cerner Corp.	6,700	525,816
M3, Inc.	18,042	1,702,419

		2,228,235

Life Sciences Tools & Services (0.5%)
Agilent Technologies, Inc.	6,680	791,513
Bio-Rad Laboratories, Inc., Class A*	477	278,062
Eurofins Scientific SE*	5,776	484,271
Illumina, Inc.*	3,225	1,193,250
IQVIA Holdings, Inc.*	4,246	760,756
Lonza Group AG (Registered)	3,059	1,965,389
Mettler-Toledo International, Inc.*	534	608,589
PerkinElmer, Inc.	2,420	347,270
QIAGEN NV*	9,481	491,676
Sartorius Stedim Biotech	1,213	431,518
Thermo Fisher Scientific, Inc.	8,815	4,105,851
Waters Corp.*	1,415	350,099

		11,808,244

Pharmaceuticals (3.4%)
Astellas Pharma, Inc.	76,418	1,179,704
AstraZeneca plc	53,901	5,398,492
Bayer AG (Registered)	40,352	2,373,850
Bristol-Myers Squibb Co.	49,765	3,086,923
Catalent, Inc.*	3,570	371,530
Chugai Pharmaceutical Co. Ltd.	27,571	1,469,403
Daiichi Sankyo Co. Ltd.	69,844	2,391,153
Eisai Co. Ltd.	10,298	735,237
Eli Lilly and Co.	17,468	2,949,297
GlaxoSmithKline plc	206,085	3,782,041
H Lundbeck A/S	2,862	98,087
Hikma Pharmaceuticals plc	7,099	244,444
Hisamitsu Pharmaceutical Co., Inc.	2,017	119,744
Ipsen SA	1,826	151,467
Johnson & Johnson	58,040	9,134,335
Kyowa Kirin Co. Ltd.	11,031	300,627
Merck & Co., Inc.	55,760	4,561,168
Merck KGaA	5,308	910,102
Nippon Shinyaku Co. Ltd.	1,847	121,100
Novartis AG (Registered)	91,200	8,617,282
Novo Nordisk A/S, Class B	70,727	4,953,003
Ono Pharmaceutical Co. Ltd.	15,187	457,132
Orion OYJ, Class B	4,349	199,395
Otsuka Holdings Co. Ltd.	15,998	684,511
Perrigo Co. plc	2,980	133,266
Pfizer, Inc.	122,556	4,511,286
Recordati Industria Chimica e Farmaceutica SpA	4,294	237,791
Roche Holding AG	28,858	10,072,430
Sanofi	46,798	4,499,340
Santen Pharmaceutical Co. Ltd.	14,759	239,420
Shionogi & Co. Ltd.	10,794	589,068
Sumitomo Dainippon Pharma Co. Ltd. (x)	7,339	108,249
Taisho Pharmaceutical Holdings Co. Ltd.	1,377	92,685
Takeda Pharmaceutical Co. Ltd.	64,687	2,352,425
Teva Pharmaceutical Industries Ltd. (ADR)*	45,008	434,327
UCB SA	5,193	535,944
Viatris, Inc.*	26,509	496,779
Vifor Pharma AG (x)	1,868	293,293
Zoetis, Inc.	10,488	1,735,764

		80,622,094

Total Health Care		177,638,947

Industrials (6.7%)
Aerospace & Defense (0.8%)
Airbus SE*	24,400	2,676,186
BAE Systems plc	132,125	883,168
Boeing Co. (The)	11,685	2,501,291
Dassault Aviation SA*	128	140,265
Elbit Systems Ltd.	1,089	143,384
General Dynamics Corp.	5,075	755,262
Howmet Aerospace, Inc.*	8,536	243,618
Huntington Ingalls Industries, Inc.	888	151,386
L3Harris Technologies, Inc.	4,574	864,578
Lockheed Martin Corp.	5,440	1,931,091
MTU Aero Engines AG	2,181	568,587
Northrop Grumman Corp.	3,460	1,054,331
Raytheon Technologies Corp.	33,412	2,389,292
Rolls-Royce Holdings plc*	343,698	522,883
Safran SA*	13,343	1,890,040
Singapore Technologies Engineering Ltd.	63,165	182,574
Teledyne Technologies, Inc.*	819	321,032
Textron, Inc.	4,995	241,408
Thales SA	4,632	423,835
TransDigm Group, Inc.*	1,264	782,226

		18,666,437

Air Freight & Logistics (0.4%)
CH Robinson Worldwide, Inc.	2,960	277,855
Deutsche Post AG (Registered)	40,631	2,010,293
DSV Panalpina A/S	8,502	1,423,419
Expeditors International of Washington, Inc.	3,695	351,431
FedEx Corp.	5,345	1,387,669
SG Holdings Co. Ltd.	13,058	355,616
United Parcel Service, Inc., Class B	15,755	2,653,142
Yamato Holdings Co. Ltd.	12,581	320,572

		8,779,997

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Airlines (0.1%)
Alaska Air Group, Inc.	2,672	$138,944
American Airlines Group, Inc. (x)	13,445	212,028
ANA Holdings, Inc.	4,652	102,587
Delta Air Lines, Inc.	13,988	562,458
Deutsche Lufthansa AG (Registered)*	12,276	162,192
Japan Airlines Co. Ltd.	5,759	111,270
Qantas Airways Ltd.	37,959	141,933
Singapore Airlines Ltd.*	54,844	177,612
Southwest Airlines Co.	12,925	602,434
United Airlines Holdings, Inc.*	6,373	275,632

		2,487,090

Building Products (0.5%)
A O Smith Corp.	2,907	159,362
AGC, Inc.	7,861	274,075
Allegion plc	1,988	231,363
Assa Abloy AB, Class B	41,169	1,013,263
Carrier Global Corp.	20,837	785,971
Cie de Saint-Gobain	21,811	999,203
Daikin Industries Ltd.	10,179	2,259,481
Fortune Brands Home & Security, Inc.	3,054	261,789
Geberit AG (Registered)	1,522	952,776
Johnson Controls International plc	15,930	742,179
Kingspan Group plc	6,332	444,017
Lixil Corp.	10,774	233,104
Masco Corp.	5,720	314,199
Nibe Industrier AB, Class B	12,808	419,845
ROCKWOOL International A/S, Class B	331	123,764
TOTO Ltd.	5,728	343,941
Trane Technologies plc	5,315	771,525
Xinyi Glass Holdings Ltd.	74,000	206,657

		10,536,514

Commercial Services & Supplies (0.2%)
Brambles Ltd.	61,763	504,732
Cintas Corp.	1,920	678,643
Copart, Inc.*	4,496	572,116
Dai Nippon Printing Co. Ltd.	9,938	178,538
Rentokil Initial plc	76,166	530,784
Republic Services, Inc.	4,560	439,128
Rollins, Inc.	4,812	188,005
Secom Co. Ltd.	8,594	792,108
Securitas AB, Class B	12,861	207,509
Sohgo Security Services Co. Ltd.	2,889	149,689
Toppan Printing Co. Ltd.	10,718	151,031
Waste Management, Inc.	8,510	1,003,584

		5,395,867

Construction & Engineering (0.3%)
ACS Actividades de Construccion y Servicios SA	10,986	364,381
Bouygues SA	10,027	412,195
CIMIC Group Ltd.*	3,900	73,273
Eiffage SA*	3,741	361,228
Ferrovial SA	20,189	557,404
HOCHTIEF AG	1,015	98,640
Jacobs Engineering Group, Inc.	2,790	303,998
Kajima Corp.	18,380	246,004
Obayashi Corp.	26,671	229,889
Quanta Services, Inc.	2,985	214,980
Shimizu Corp.	22,626	164,346
Skanska AB, Class B	13,972	356,110
Taisei Corp.	7,776	267,723
Vinci SA	21,632	2,150,079

		5,800,250

Electrical Equipment (0.7%)
ABB Ltd. (Registered)	75,697	2,112,812
AMETEK, Inc.	5,037	609,175
Eaton Corp. plc	8,755	1,051,826
Emerson Electric Co.	13,185	1,059,678
Fuji Electric Co. Ltd.	5,134	184,716
Legrand SA	11,279	1,005,866
Melrose Industries plc*	199,551	485,874
Mitsubishi Electric Corp.	74,940	1,130,033
Nidec Corp.	18,292	2,299,454
Prysmian SpA	9,912	352,130
Rockwell Automation, Inc.	2,535	635,803
Schneider Electric SE	22,316	3,225,135
Siemens Energy AG*	15,513	568,544
Siemens Gamesa Renewable Energy SA	9,792	395,836
Vestas Wind Systems A/S	8,088	1,911,016

		17,027,898

Industrial Conglomerates (0.7%)
3M Co.	12,660	2,212,841
CK Hutchison Holdings Ltd.	110,211	769,101
DCC plc	4,046	286,494
General Electric Co.	191,939	2,072,941
Honeywell International, Inc.	15,450	3,286,215
Investment AB Latour, Class B	6,081	147,598
Jardine Matheson Holdings Ltd. (London Stock Exchange)	8,056	436,313
Jardine Matheson Holdings Ltd. (Singapore Stock Exchange)	905	50,680
Jardine Strategic Holdings Ltd. (Quotrix Stock Exchange)	8,327	200,348
Jardine Strategic Holdings Ltd. (Singapore Stock Exchange)	639	15,898
Keihan Holdings Co. Ltd.	3,892	186,392
Keppel Corp. Ltd.	58,854	239,584
Roper Technologies, Inc.	2,315	997,973
Siemens AG (Registered)	31,422	4,511,204
Smiths Group plc	16,274	334,822
Toshiba Corp.	15,827	442,215

		16,190,619

Machinery (1.4%)
Alfa Laval AB*	12,921	355,392
Alstom SA (x)*	10,124	576,472
Amada Co. Ltd.	13,203	144,874
Atlas Copco AB, Class A	27,582	1,411,685
Atlas Copco AB, Class B	16,028	717,477
Caterpillar, Inc.	11,920	2,169,678
CNH Industrial NV (x)*	42,031	530,160
Cummins, Inc.	3,235	734,668
Daifuku Co. Ltd.	4,097	506,297

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Deere & Co.	6,880	$1,851,064
Dover Corp.	3,170	400,212
Epiroc AB, Class A	27,068	492,334
Epiroc AB, Class B	16,018	270,614
FANUC Corp.	7,841	1,925,793
Flowserve Corp.	2,810	103,548
Fortive Corp.	7,370	521,943
GEA Group AG	6,301	225,386
Harmonic Drive Systems, Inc.	1,500	133,940
Hino Motors Ltd.	11,723	99,797
Hitachi Construction Machinery Co. Ltd.	4,351	123,466
Hoshizaki Corp.	1,997	183,154
IDEX Corp.	1,703	339,238
Illinois Tool Works, Inc.	6,345	1,293,619
Ingersoll Rand, Inc.*	8,143	370,995
KION Group AG	2,926	254,365
Knorr-Bremse AG	2,979	406,437
Komatsu Ltd.	35,868	978,723
Kone OYJ, Class B	13,960	1,133,424
Kubota Corp. (x)	42,586	928,392
Kurita Water Industries Ltd.	3,996	152,673
Makita Corp.	9,163	458,793
Minebea Mitsumi, Inc.	14,887	295,275
MISUMI Group, Inc.	11,581	379,659
Mitsubishi Heavy Industries Ltd.	13,066	399,364
Miura Co. Ltd.	3,600	200,823
Nabtesco Corp.	4,556	199,439
NGK Insulators Ltd.	10,501	161,906
NSK Ltd.	14,697	127,534
Otis Worldwide Corp.	8,918	602,411
PACCAR, Inc.	7,540	650,551
Parker-Hannifin Corp.	2,855	777,731
Pentair plc	3,623	192,345
Rational AG	210	195,360
Sandvik AB*	46,371	1,134,533
Schindler Holding AG	1,672	450,626
Schindler Holding AG (Registered)	826	222,431
SKF AB, Class B	15,640	405,656
SMC Corp.	2,417	1,473,538
Snap-on, Inc.	1,170	200,234
Spirax-Sarco Engineering plc	3,028	467,702
Stanley Black & Decker, Inc.	3,570	637,459
Techtronic Industries Co. Ltd.	55,515	792,002
THK Co. Ltd.	4,874	157,188
Volvo AB, Class B*	58,491	1,377,748
Wartsila OYJ Abp	18,228	181,486
Westinghouse Air Brake Technologies Corp.	3,877	283,796
Xylem, Inc.	3,950	402,071
Yaskawa Electric Corp.	9,810	487,389

		32,650,870

Marine (0.1%)
AP Moller - Maersk A/S, Class A	131	272,003
AP Moller - Maersk A/S, Class B	252	562,330
Kuehne + Nagel International AG (Registered)	2,218	503,077
Nippon Yusen KK	6,192	144,043

		1,481,453

Professional Services (0.5%)
Adecco Group AG (Registered)	6,365	425,340
Bureau Veritas SA*	13,095	348,106
Equifax, Inc.	2,710	522,596
Experian plc	37,642	1,429,473
IHS Markit Ltd.	8,208	737,325
Intertek Group plc	6,629	512,000
Nielsen Holdings plc	7,801	162,807
Nihon M&A Center, Inc.	6,200	414,314
Persol Holdings Co. Ltd.	7,282	131,246
Randstad NV*	4,893	318,244
Recruit Holdings Co. Ltd.	52,192	2,184,123
RELX plc (London Stock Exchange)	42,039	1,030,478
RELX plc (Turquoise Stock Exchange)	37,306	912,865
Robert Half International, Inc.	2,465	154,013
SGS SA (Registered)	249	750,966
Teleperformance	2,494	826,595
Verisk Analytics, Inc.	3,554	737,775
Wolters Kluwer NV	11,214	946,093

		12,544,359

Road & Rail (0.5%)
Aurizon Holdings Ltd.	78,643	236,456
Central Japan Railway Co.	5,834	824,348
CSX Corp.	16,790	1,523,693
East Japan Railway Co.	12,332	822,293
Hankyu Hanshin Holdings, Inc.	9,358	310,861
JB Hunt Transport Services, Inc.	1,841	251,573
Kansas City Southern	2,050	418,467
Keikyu Corp.	9,025	154,619
Keio Corp.	4,160	322,309
Keisei Electric Railway Co. Ltd.	5,231	176,807
Kintetsu Group Holdings Co. Ltd.	7,042	308,264
Kyushu Railway Co.	6,073	130,865
MTR Corp. Ltd.	63,264	353,758
Nagoya Railroad Co. Ltd.(x)	7,655	201,801
Nippon Express Co. Ltd.	2,871	192,688
Norfolk Southern Corp.	5,650	1,342,497
Odakyu Electric Railway Co. Ltd.	12,026	377,359
Old Dominion Freight Line, Inc.	2,108	411,439
Seibu Holdings, Inc.	8,570	83,911
Tobu Railway Co. Ltd.	7,730	230,204
Tokyu Corp.	20,524	254,624
Union Pacific Corp.	14,890	3,100,396
West Japan Railway Co.	6,679	349,232

		12,378,464

Trading Companies & Distributors (0.4%)
Ashtead Group plc	18,455	867,655
Brenntag AG	6,346	491,049
Bunzl plc	13,837	462,267
Fastenal Co.	12,600	615,258
Ferguson plc	9,237	1,122,191
ITOCHU Corp.	55,303	1,587,508
Marubeni Corp.	67,782	450,392
Mitsubishi Corp.	54,881	1,350,565
Mitsui & Co. Ltd.	66,980	1,225,691
MonotaRO Co. Ltd.	5,068	257,682
Sumitomo Corp.	48,781	645,106
Toyota Tsusho Corp.	8,694	350,690

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
United Rentals, Inc.*	1,550	$359,461
WW Grainger, Inc.	1,016	414,874

		10,200,389

Transportation Infrastructure (0.1%)
Aena SME SA(m)*	2,772	481,548
Aeroports de Paris	1,421	184,186
Atlantia SpA*	20,351	365,841
Auckland International Airport Ltd.	51,411	280,386
Getlink SE*	19,631	340,068
Japan Airport Terminal Co. Ltd.	2,050	124,086
Sydney Airport*	54,314	268,408
Transurban Group	112,389	1,183,589

		3,228,112

Total Industrials		157,368,319

Information Technology (10.6%)
Communications Equipment (0.3%)
Arista Networks, Inc.*	1,234	358,563
Cisco Systems, Inc.	93,120	4,167,120
F5 Networks, Inc.*	1,335	234,880
Juniper Networks, Inc.	7,250	163,198
Motorola Solutions, Inc.	3,755	638,575
Nokia OYJ*	232,231	893,954
Telefonaktiebolaget LM Ericsson, Class B	119,887	1,422,744

		7,879,034

Electronic Equipment, Instruments & Components (0.7%)
Amphenol Corp., Class A	6,540	855,236
Azbil Corp.	5,000	273,110
CDW Corp.	3,129	412,371
Corning, Inc.	16,845	606,420
FLIR Systems, Inc.	2,845	124,696
Halma plc	15,593	522,211
Hamamatsu Photonics KK	5,674	324,213
Hexagon AB, Class B	11,560	1,053,489
Hirose Electric Co. Ltd.	1,320	200,068
Hitachi Ltd.	39,734	1,564,270
Ibiden Co. Ltd.	4,300	200,518
IPG Photonics Corp.*	812	181,717
Keyence Corp.	7,480	4,201,637
Keysight Technologies, Inc.*	4,051	535,097
Kyocera Corp.	13,086	801,724
Murata Manufacturing Co. Ltd.	23,540	2,124,767
Nippon Electric Glass Co. Ltd.	1	13
Omron Corp.	7,590	676,268
Shimadzu Corp.	9,083	352,746
TDK Corp.	5,243	789,078
TE Connectivity Ltd.	7,290	882,600
Venture Corp. Ltd.	11,130	163,548
Vontier Corp.*	2,888	96,459
Yokogawa Electric Corp.	9,337	185,736
Zebra Technologies Corp., Class A*	1,232	473,495

		17,601,487

IT Services (2.2%)
Accenture plc, Class A	14,010	3,659,552
Adyen NV (m)*	746	1,736,124
Afterpay Ltd.*	8,732	794,368
Akamai Technologies, Inc.*	3,580	375,864
Amadeus IT Group SA	18,504	1,346,378
Atos SE*	4,362	398,490
Automatic Data Processing, Inc.	9,425	1,660,685
Bechtle AG	1,121	244,313
Broadridge Financial Solutions, Inc.	2,562	392,498
Capgemini SE	6,800	1,053,356
Cognizant Technology Solutions Corp., Class A	11,750	962,913
Computershare Ltd.	19,994	224,896
DXC Technology Co.	5,599	144,174
Edenred	10,588	600,305
Fidelity National Information Services, Inc.	13,663	1,932,768
Fiserv, Inc.*	12,255	1,395,354
FleetCor Technologies, Inc.*	1,885	514,285
Fujitsu Ltd.	8,056	1,162,895
Gartner, Inc.*	1,948	312,050
Global Payments, Inc.	6,547	1,410,355
GMO Payment Gateway, Inc.	1,653	221,563
International Business Machines Corp.	19,569	2,463,346
Itochu Techno-Solutions Corp.	3,883	138,578
Jack Henry & Associates, Inc.	1,709	276,841
Leidos Holdings, Inc.	2,863	300,959
Mastercard, Inc., Class A	19,410	6,928,205
NEC Corp.	10,611	569,318
Nexi SpA (m)*	18,050	360,310
Nomura Research Institute Ltd.	13,138	470,146
NTT Data Corp.	25,834	353,027
Obic Co. Ltd.	2,819	565,957
Otsuka Corp.	4,227	223,109
Paychex, Inc.	7,055	657,385
PayPal Holdings, Inc.*	25,835	6,050,557
SCSK Corp.	2,100	119,994
TIS, Inc.	9,100	186,310
VeriSign, Inc.*	2,190	473,916
Visa, Inc., Class A	37,340	8,167,378
Western Union Co. (The)	9,000	197,460
Wix.com Ltd.*	2,264	565,909
Worldline SA (m)(x)*	10,301	995,412

		50,607,303

Semiconductors & Semiconductor Equipment (2.2%)
Advanced Micro Devices, Inc.*	26,500	2,430,315
Advantest Corp.	8,174	611,932
Analog Devices, Inc.	8,076	1,193,067
Applied Materials, Inc.	20,065	1,731,609
ASM Pacific Technology Ltd.	12,339	162,823
ASML Holding NV	17,484	8,491,401
Broadcom, Inc.	8,915	3,903,433
Disco Corp.	1,191	400,826
Infineon Technologies AG	53,640	2,056,965
Intel Corp.	90,355	4,501,486
KLA Corp.	3,430	888,061
Lam Research Corp.	3,179	1,501,346
Lasertec Corp.	3,000	351,847
Maxim Integrated Products, Inc.	5,858	519,312
Microchip Technology, Inc.	5,760	795,514
Micron Technology, Inc.*	24,495	1,841,534
NVIDIA Corp.	13,640	7,122,808

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Qorvo, Inc.*	2,465	$409,856
QUALCOMM, Inc.	24,887	3,791,286
Renesas Electronics Corp.*	31,800	332,305
Rohm Co. Ltd.	3,583	346,658
Skyworks Solutions, Inc.	3,642	556,789
STMicroelectronics NV	26,861	993,630
SUMCO Corp.	10,685	234,179
Teradyne, Inc.	3,612	433,043
Texas Instruments, Inc.	20,260	3,325,274
Tokyo Electron Ltd.	6,150	2,287,153
Xilinx, Inc.	5,345	757,761

		51,972,213

Software (3.0%)
Adobe, Inc.*	10,585	5,293,770
ANSYS, Inc.*	1,960	713,048
Autodesk, Inc.*	4,860	1,483,952
AVEVA Group plc	4,657	203,918
Cadence Design Systems, Inc.*	6,072	828,403
Check Point Software Technologies Ltd.*	4,606	612,183
Citrix Systems, Inc.	2,730	355,173
CyberArk Software Ltd.*	1,590	256,928
Dassault Systemes SE	5,571	1,130,786
Fortinet, Inc.*	2,901	430,886
Intuit, Inc.	5,765	2,189,835
Microsoft Corp.	166,680	37,072,966
Nemetschek SE	2,372	175,024
Nice Ltd.*	2,577	721,748
NortonLifeLock, Inc.	13,040	270,971
Oracle Corp. (London Stock Exchange)	41,728	2,699,384
Oracle Corp. (Tokyo Stock Exchange)	1,555	202,554
Paycom Software, Inc.*	1,115	504,259
Sage Group plc (The)	44,809	356,628
salesforce.com, Inc.*	20,137	4,481,087
SAP SE	42,891	5,618,091
ServiceNow, Inc.*	4,311	2,372,904
Synopsys, Inc.*	3,419	886,342
TeamViewer AG (m)*	6,194	331,657
Temenos AG (Registered)	2,740	382,696
Trend Micro, Inc. (x)	5,415	311,511
Tyler Technologies, Inc.*	888	387,630
WiseTech Global Ltd.	5,984	141,861
Xero Ltd.*	4,987	564,483

		70,980,678

Technology Hardware, Storage & Peripherals (2.2%)
Apple, Inc.	352,366	46,755,445
Brother Industries Ltd.	9,117	187,717
Canon, Inc. (x)	41,071	786,775
FUJIFILM Holdings Corp.	14,774	778,083
Hewlett Packard Enterprise Co.	28,375	336,244
HP, Inc.	30,225	743,233
Logitech International SA (Registered)	6,754	655,488
NetApp, Inc.	4,890	323,914
Ricoh Co. Ltd.	27,523	180,457
Seagate Technology plc	4,840	300,854
Seiko Epson Corp.	11,417	169,284
Western Digital Corp.	6,625	366,959
Xerox Holdings Corp.	3,576	82,927

		51,667,380

Total Information Technology		250,708,095

Materials (2.9%)
Chemicals (1.6%)
Air Liquide SA	19,610	3,216,168
Air Products and Chemicals, Inc.	4,895	1,337,412
Air Water, Inc.	7,530	133,747
Akzo Nobel NV	7,925	850,623
Albemarle Corp.	2,364	348,737
Arkema SA	3,067	350,326
Asahi Kasei Corp.	51,473	525,672
BASF SE	37,726	2,982,813
Celanese Corp.	2,573	334,336
CF Industries Holdings, Inc.	4,630	179,227
Chr Hansen Holding A/S*	4,332	445,402
Clariant AG (Registered)	8,180	173,893
Corteva, Inc.	16,415	635,589
Covestro AG (m)	7,538	464,860
Croda International plc	5,730	516,848
Dow, Inc.	16,315	905,482
DuPont de Nemours, Inc.	16,115	1,145,938
Eastman Chemical Co.	2,970	297,832
Ecolab, Inc.	5,470	1,183,489
EMS-Chemie Holding AG (Registered)	337	324,705
Evonik Industries AG	8,613	280,729
FMC Corp.	2,800	321,804
FUCHS PETROLUB SE (Preference) (q)	2,854	161,917
Givaudan SA (Registered)	380	1,601,039
ICL Group Ltd.	28,929	147,280
International Flavors & Fragrances, Inc. (x)	2,345	255,230
Johnson Matthey plc	7,949	263,604
JSR Corp.	8,277	230,382
Kansai Paint Co. Ltd.	7,270	223,546
Koninklijke DSM NV	7,079	1,217,647
Kuraray Co. Ltd.	13,022	138,348
LANXESS AG	3,412	261,601
Linde plc	11,579	3,051,182
LyondellBasell Industries NV, Class A	5,616	514,763
Mitsubishi Chemical Holdings Corp.	52,501	317,380
Mitsubishi Gas Chemical Co., Inc.	6,487	148,833
Mitsui Chemicals, Inc.	7,550	221,188
Mosaic Co. (The)	7,575	174,301
Nippon Paint Holdings Co. Ltd.	5,925	650,140
Nippon Sanso Holdings Corp.	6,157	114,249
Nissan Chemical Corp.	5,056	316,321
Nitto Denko Corp.	6,424	574,244
Novozymes A/S, Class B	8,548	490,369
Orica Ltd.	16,671	194,715
PPG Industries, Inc.	5,210	751,386
Sherwin-Williams Co. (The)	1,815	1,333,862
Shin-Etsu Chemical Co. Ltd.	14,506	2,534,388
Sika AG (Registered)	5,823	1,590,423

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Solvay SA	3,044	$360,268
Sumitomo Chemical Co. Ltd.	61,179	245,889
Symrise AG	5,284	699,744
Teijin Ltd.	7,308	137,306
Toray Industries, Inc.	56,906	336,680
Tosoh Corp.	10,622	165,417
Umicore SA (x)	8,096	388,597
Yara International ASA	7,158	297,198

		37,065,069

Construction Materials (0.2%)
CRH plc	32,242	1,339,995
HeidelbergCement AG	6,112	457,113
James Hardie Industries plc (CHDI)*	18,209	536,541
LafargeHolcim Ltd. (Registered)*	19,431	1,067,136
Martin Marietta Materials, Inc.	1,347	382,507
Taiheiyo Cement Corp.	4,687	117,067
Vulcan Materials Co.	2,910	431,582

		4,331,941

Containers & Packaging (0.1%)
Amcor plc	34,524	406,347
Avery Dennison Corp.	1,780	276,096
Ball Corp.	7,180	669,032
International Paper Co.	8,595	427,343
Packaging Corp. of America	2,082	287,129
Sealed Air Corp.	3,335	152,710
Smurfit Kappa Group plc	10,066	467,783
Westrock Co.	5,770	251,168

		2,937,608

Metals & Mining (0.9%)
Anglo American plc	50,388	1,670,616
Antofagasta plc	16,197	319,062
ArcelorMittal SA*	29,443	679,095
BHP Group Ltd.	120,999	3,958,048
BHP Group plc	86,752	2,283,692
BlueScope Steel Ltd.	20,645	278,216
Boliden AB	11,234	397,879
Evolution Mining Ltd.	66,664	256,459
Evraz plc	20,944	135,071
Fortescue Metals Group Ltd.	69,557	1,256,433
Freeport-McMoRan, Inc.	32,020	833,160
Fresnillo plc	7,566	116,864
Glencore plc*	410,468	1,307,864
Hitachi Metals Ltd.	8,777	133,115
JFE Holdings, Inc.	20,188	193,170
Newcrest Mining Ltd.	33,519	666,193
Newmont Corp.	17,620	1,055,262
Nippon Steel Corp.*	33,081	425,467
Norsk Hydro ASA	55,239	256,795
Northern Star Resources Ltd.	30,426	297,668
Nucor Corp.	6,615	351,852
Rio Tinto Ltd.	15,247	1,338,035
Rio Tinto plc	46,086	3,447,337
South32 Ltd.	199,058	379,055
Sumitomo Metal Mining Co. Ltd.	9,513	421,868
voestalpine AG	4,767	170,632

		22,628,908

Paper & Forest Products (0.1%)
Mondi plc	19,943	468,943
Oji Holdings Corp.	35,384	201,156
Stora Enso OYJ, Class R	23,895	456,698
Svenska Cellulosa AB SCA, Class B*	24,885	433,422
UPM-Kymmene OYJ	21,923	816,055

		2,376,274

Total Materials		69,339,800

Real Estate (1.6%)
Equity Real Estate Investment Trusts (REITs) (1.1%)
Alexandria Real Estate Equities, Inc. (REIT)	2,694	480,125
American Tower Corp. (REIT)	9,755	2,189,607
Ascendas REIT (REIT)	129,115	291,134
AvalonBay Communities, Inc. (REIT)	3,065	491,718
Boston Properties, Inc. (REIT)	3,045	287,844
British Land Co. plc (The) (REIT)	36,160	241,805
CapitaLand Integrated Commercial Trust (REIT)	185,077	302,487
Covivio (REIT)	2,431	223,777
Crown Castle International Corp. (REIT)	9,450	1,504,345
Daiwa House REIT Investment Corp. (REIT)	75	185,366
Dexus (REIT)	44,820	324,807
Digital Realty Trust, Inc. (REIT)	6,131	855,336
Duke Realty Corp. (REIT)	8,118	324,476
Equinix, Inc. (REIT)	1,959	1,399,079
Equity Residential (REIT)	7,460	442,229
Essex Property Trust, Inc. (REIT)	1,403	333,100
Extra Space Storage, Inc. (REIT)	2,813	325,914
Federal Realty Investment Trust (REIT)	1,513	128,787
Gecina SA (REIT)	2,054	316,921
GLP J-REIT (REIT)*	200	314,948
Goodman Group (REIT)	68,162	993,711
GPT Group (The) (REIT)	80,010	277,577
Healthpeak Properties, Inc. (REIT)	11,850	358,225
Host Hotels & Resorts, Inc. (REIT)	15,545	227,423
Iron Mountain, Inc. (REIT)	6,288	185,370
Japan Real Estate Investment Corp. (REIT)	53	305,922
Japan Retail Fund Investment Corp. (REIT)	106	192,587
Kimco Realty Corp. (REIT)	9,500	142,595
Klepierre SA (REIT)	9,124	204,981
Land Securities Group plc (REIT)	28,932	266,586
Link REIT (REIT)	84,718	771,510
Mapletree Commercial Trust (REIT)	87,555	141,111
Mapletree Logistics Trust (REIT)	118,000	179,464
Mid-America Apartment Communities, Inc. (REIT)	2,485	314,825
Mirvac Group (REIT)	161,712	329,134
Nippon Building Fund, Inc. (REIT)	155	897,680
Nippon Prologis REIT, Inc. (REIT)*	81	252,598
Nomura Real Estate Master Fund, Inc. (REIT)	165	235,863

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Orix JREIT, Inc. (REIT)	106	$175,033
Prologis, Inc. (REIT)	16,236	1,618,080
Public Storage (REIT)	3,355	774,770
Realty Income Corp. (REIT)	7,734	480,823
Regency Centers Corp. (REIT)	3,458	157,650
SBA Communications Corp. (REIT)	2,475	698,272
Scentre Group (REIT)	213,193	456,924
Segro plc (REIT)	48,918	633,900
Simon Property Group, Inc. (REIT)	7,140	608,899
SL Green Realty Corp. (REIT)	1,577	93,958
Stockland (REIT)	97,960	315,683
Suntec REIT (REIT)	80,235	90,459
UDR, Inc. (REIT)	6,395	245,760
Unibail-Rodamco-Westfield (REIT)	5,687	448,671
United Urban Investment Corp. (REIT)	119	147,057
Ventas, Inc. (REIT)	8,239	404,041
Vicinity Centres (REIT)	158,935	196,662
Vornado Realty Trust (REIT)	3,410	127,329
Welltower, Inc. (REIT)	9,140	590,627
Weyerhaeuser Co. (REIT)	16,406	550,093

		26,055,658

Real Estate Management & Development (0.5%)
Aeon Mall Co. Ltd.	4,142	68,275
Aroundtown SA	41,036	306,806
Azrieli Group Ltd.	1,743	110,705
CapitaLand Ltd.	107,909	267,813
CBRE Group, Inc., Class A*	7,390	463,501
City Developments Ltd.	18,394	110,926
CK Asset Holdings Ltd.	105,599	542,131
Daito Trust Construction Co. Ltd.	2,606	243,299
Daiwa House Industry Co. Ltd.	23,211	688,766
Deutsche Wohnen SE	14,040	749,369
ESR Cayman Ltd. (m)*	69,000	247,432
Fastighets AB Balder, Class B*	4,159	216,806
Hang Lung Properties Ltd.	82,886	218,643
Henderson Land Development Co. Ltd.	58,761	229,285
Hongkong Land Holdings Ltd. (Bermuda Stock Exchange)	44,219	174,223
Hongkong Land Holdings Ltd. (Singapore Stock Exchange)	2,994	12,365
Hulic Co. Ltd.	12,369	135,723
LEG Immobilien AG	2,931	454,958
Lendlease Corp. Ltd.	28,270	285,511
Mitsubishi Estate Co. Ltd.	48,541	778,969
Mitsui Fudosan Co. Ltd.	37,600	786,011
New World Development Co. Ltd.	62,055	288,965
Nomura Real Estate Holdings, Inc.	4,662	103,078
Sino Land Co. Ltd.	130,110	169,509
Sumitomo Realty & Development Co. Ltd.	12,683	390,728
Sun Hung Kai Properties Ltd.	53,481	689,859
Swire Pacific Ltd., Class A	20,142	111,720
Swire Properties Ltd.	47,335	137,686
Swiss Prime Site AG (Registered)	3,120	306,256
Tokyu Fudosan Holdings Corp.	25,054	133,453
UOL Group Ltd.	18,763	109,460
Vonovia SE	21,417	1,563,565
Wharf Real Estate Investment Co. Ltd.	68,287	355,421

		11,451,217

Total Real Estate		37,506,875

Utilities (1.9%)
Electric Utilities (1.2%)
Alliant Energy Corp.	5,444	280,529
American Electric Power Co., Inc.	10,850	903,479
AusNet Services	77,077	104,287
Chubu Electric Power Co., Inc.	26,367	317,410
Chugoku Electric Power Co., Inc. (The) (x)	11,859	138,856
CK Infrastructure Holdings Ltd.	26,810	144,037
CLP Holdings Ltd.	67,439	623,722
Duke Energy Corp.	16,139	1,477,687
Edison International	8,295	521,092
EDP - Energias de Portugal SA	114,073	718,526
Electricite de France SA	27,388	431,448
Elia Group SA/NV	1,268	151,033
Endesa SA	13,046	356,206
Enel SpA	334,074	3,377,614
Entergy Corp.	4,370	436,301
Evergy, Inc.	4,968	275,774
Eversource Energy	7,470	646,230
Exelon Corp.	21,450	905,619
FirstEnergy Corp.	11,930	365,177
Fortum OYJ	18,243	439,045
HK Electric Investments & HK Electric Investments Ltd.(m)	108,248	106,538
Iberdrola SA	247,785	3,541,667
Kansai Electric Power Co., Inc. (The)	28,884	272,378
Kyushu Electric Power Co., Inc.	15,547	133,705
Mercury NZ Ltd.	27,978	131,450
NextEra Energy, Inc.	43,160	3,329,794
NRG Energy, Inc.	5,370	201,643
Orsted A/S (m)	7,770	1,585,909
Pinnacle West Capital Corp.	2,390	191,080
Power Assets Holdings Ltd.	56,126	304,071
PPL Corp.	16,900	476,580
Red Electrica Corp. SA	17,779	364,348
Southern Co. (The)	23,205	1,425,483
SSE plc	42,704	875,966
Terna Rete Elettrica Nazionale SpA	57,791	441,252
Tohoku Electric Power Co., Inc.	17,493	144,003
Tokyo Electric Power Co. Holdings, Inc.*	59,365	156,383
Verbund AG	2,796	238,589
Xcel Energy, Inc.	11,490	766,038

		27,300,949

Gas Utilities (0.1%)
APA Group	48,463	360,549
Atmos Energy Corp.	2,759	263,291
Enagas SA	10,223	224,364
Hong Kong & China Gas Co. Ltd.	437,444	653,419
Naturgy Energy Group SA	12,126	280,868

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Osaka Gas Co. Ltd.	15,372	$314,422
Snam SpA	82,827	465,555
Toho Gas Co. Ltd.	3,012	199,235
Tokyo Gas Co. Ltd.	15,415	355,909

		3,117,612

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp. (The)	14,630	343,805
Meridian Energy Ltd.	52,628	280,965
Uniper SE	8,267	285,206

		909,976

Multi-Utilities (0.5%)
AGL Energy Ltd.	25,595	235,803
Ameren Corp.	5,370	419,182
CenterPoint Energy, Inc.	11,940	258,382
CMS Energy Corp.	6,225	379,787
Consolidated Edison, Inc.	7,530	544,193
Dominion Energy, Inc.	17,902	1,346,230
DTE Energy Co.	4,210	511,136
E.ON SE	92,217	1,021,122
Engie SA*	76,789	1,174,492
National Grid plc	144,590	1,710,337
NiSource, Inc.	8,395	192,581
Public Service Enterprise Group, Inc.	11,125	648,588
RWE AG	26,386	1,114,345
Sempra Energy	6,370	811,602
Suez SA	15,562	308,364
Veolia Environnement SA	23,258	568,547
WEC Energy Group, Inc.	6,910	635,927

		11,880,618

Water Utilities (0.1%)
American Water Works Co., Inc.	3,928	602,830
Severn Trent plc	9,806	306,948
United Utilities Group plc	28,008	342,794

		1,252,572

Total Utilities		44,461,727

Total Common Stocks (57.2%) (Cost $857,347,683)		1,346,634,552

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Government Agency Securities (1.6%)
FHLB
2.500%, 2/13/24	$1,505,000	1,612,065
3.250%, 11/16/28	3,900,000	4,641,400
FHLMC
2.375%, 1/13/22	4,363,000	4,462,567
2.750%, 6/19/23 (x)	7,682,000	8,173,051
FNMA
2.875%, 9/12/23	10,515,000	11,270,110
1.875%, 9/24/26	6,945,000	7,492,326

Total U.S. Government Agency Securities		37,651,519

U.S. Treasury Obligations (21.5%)
U.S. Treasury Bonds
7.125%, 2/15/23	4,247,000	4,874,285
6.000%, 2/15/26	5,790,000	7,437,324
6.125%, 11/15/27	7,066,000	9,696,701
5.250%, 11/15/28	4,491,000	6,050,071
U.S. Treasury Notes
1.875%, 11/30/21	6,565,300	6,670,214
2.000%, 2/15/22	4,047,600	4,132,529
1.750%, 3/31/22	11,505,000	11,737,557
1.750%, 5/15/22	6,491,600	6,635,427
1.750%, 5/31/22	9,923,000	10,149,942
1.750%, 6/30/22	5,818,000	5,959,020
1.875%, 7/31/22	6,338,100	6,512,675
2.000%, 7/31/22	5,292,900	5,448,921
1.625%, 8/15/22	4,960,000	5,080,437
0.125%, 8/31/22	4,119,500	4,119,759
1.875%, 8/31/22	6,639,500	6,831,155
1.875%, 10/31/22	13,116,000	13,533,027
1.625%, 11/15/22	10,639,000	10,935,163
0.125%, 11/30/22	17,234,400	17,235,775
2.000%, 11/30/22	9,843,000	10,193,469
2.125%, 12/31/22	6,550,000	6,809,853
2.000%, 2/15/23	7,019,400	7,295,491
1.500%, 3/31/23	1,675,000	1,725,900
1.750%, 5/15/23	7,072,400	7,340,945
1.625%, 5/31/23	1,217,000	1,260,305
2.500%, 8/15/23	8,760,000	9,299,224
1.375%, 8/31/23	8,622,000	8,902,164
1.375%, 9/30/23	2,254,000	2,329,375
2.750%, 11/15/23#	15,218,000	16,349,728
2.125%, 11/30/23	10,761,000	11,376,300
2.250%, 12/31/23	10,241,200	10,879,303
2.500%, 1/31/24	6,753,500	7,235,404
2.750%, 2/15/24	17,216,000	18,597,990
2.125%, 3/31/24	6,873,000	7,302,608
2.250%, 11/15/24	5,005,000	5,391,583
1.500%, 11/30/24	7,588,600	7,957,328
2.000%, 2/15/25	5,092,700	5,452,971
0.500%, 3/31/25	4,248,000	4,286,777
2.125%, 5/15/25	7,579,000	8,180,810
0.250%, 6/30/25#	17,772,000	17,724,805
2.000%, 8/15/25#	19,170,000	20,652,006
0.250%, 8/31/25	10,686,000	10,649,954
0.250%, 9/30/25	5,716,000	5,694,163
2.250%, 11/15/25	5,019,000	5,481,512
0.375%, 12/31/25	6,580,000	6,585,077
1.625%, 2/15/26	9,575,000	10,182,157
1.500%, 8/15/26	14,770,200	15,635,571
2.000%, 11/15/26	13,253,700	14,423,016
2.250%, 2/15/27	7,918,000	8,751,590
2.375%, 5/15/27	8,771,500	9,782,929
2.250%, 8/15/27	8,059,500	8,935,607
2.250%, 11/15/27	9,306,000	10,331,999
2.750%, 2/15/28	5,049,000	5,788,646
2.875%, 5/15/28	5,952,000	6,894,559
2.875%, 8/15/28	922,000	1,070,956
3.125%, 11/15/28	6,260,300	7,411,517
2.625%, 2/15/29	4,695,000	5,389,831
2.375%, 5/15/29	4,742,200	5,359,737
1.625%, 8/15/29	3,528,900	3,775,053

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
1.500%, 2/15/30	$3,261,000	$3,450,507
0.625%, 5/15/30	8,832,400	8,636,636
0.625%, 8/15/30	9,319,300	9,086,451
0.875%, 11/15/30	4,303,200	4,288,675

Total U.S. Treasury Obligations		507,190,464

Total Long-Term Debt Securities (23.1%) (Cost $512,688,649)		544,841,983

	Number of Rights	Value (Note 1)
RIGHTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Repsol SA (x)* (Cost $21,475)	60,122	20,617

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (14.2%)
JPMorgan Prime Money Market Fund, IM Shares	334,703,976	334,871,328

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.3%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $500,007, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145% - 2.500%, maturing 8/31/21 - 2/15/46; total market value $510,001. (xx)	$500,000	500,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $1,700,038, collateralized by various Foreign Government Agency Securities, ranging from 1.875% - 3.000%, maturing 6/15/22 - 9/27/23; total market value $1,734,006. (xx)	1,700,000	1,700,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $1,300,048, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $1,444,499. (xx)	1,300,000	1,300,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $1,772,334, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $1,807,771. (xx)	1,772,324	1,772,324
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $300,007, collateralized by various Common Stocks; total market value $333,337. (xx)	300,000	300,000
NBC Global Finance Ltd., 0.28%, dated 12/31/20, due 1/7/21, repurchase price $400,022, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 2.125%-5.000%, maturing 2/28/23-5/15/37; total market value $443,689. (xx)	400,000	400,000
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $200,004, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125%-3.625%, maturing 9/30/21-8/15/49; total market value $221,879. (xx)	200,000	200,000

Total Repurchase Agreements		6,172,324

Total Short-Term Investments (14.5%) (Cost $341,140,202)		341,043,652

Total Investments in Securities (94.8%) (Cost $1,711,198,009)		2,232,540,804
Other Assets Less Liabilities (5.2%)		122,824,059

Net Assets (100%)		$2,355,364,863

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $50,540,202.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $12,502,147 or 0.5% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $12,089,949. This was collateralized by $6,532,340 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.000%, maturing 1/21/21 - 8/15/50 and by cash of $6,172,324 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CHDI	— Clearing House Electronic Subregister System (CHESS) Depository Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
EUR	— European Currency Unit
FDR	— Finnish Depositary Receipt
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
USD	— United States Dollar

Country Diversification As a Percentage of Total Net Assets
Australia	2.2%
Austria	0.0	#
Belgium	0.2
Brazil	0.0	#
Chile	0.0	#
China	0.1
Denmark	0.7
Finland	0.3
France	3.0
Germany	2.6
Hong Kong	0.8
Ireland	0.2
Israel	0.2
Italy	0.6
Japan	7.0
Jordan	0.0	#
Luxembourg	0.1
Macau	0.1
Mexico	0.0	#
Netherlands	1.2
New Zealand	0.1
Norway	0.1
Portugal	0.0	#
Russia	0.0	#
Singapore	0.3
South Africa	0.1
Spain	0.7
Sweden	0.9
Switzerland	2.7
United Arab Emirates	0.0	#
United Kingdom	3.4
United States	67.2
Cash and Other	5.2

	100.0%

#	Percent shown is less than 0.05%.

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI EAFE E-Mini Index	18	3/2021	USD	1,917,720	22,238
Russell 2000 E-Mini Index	1,046	3/2021	USD	103,282,040	3,821,620
S&P 500 E-Mini Index	957	3/2021	USD	179,380,080	4,022,723
S&P Midcap 400 E-Mini Index	440	3/2021	USD	101,354,000	2,992,845
U.S. Treasury 10 Year Note	2,070	3/2021	USD	285,821,719	366,905

					11,226,331

Short Contracts
EURO STOXX 50 Index	(2,610)	3/2021	EUR	(113,191,982)	(1,669,328)
FTSE 100 Index	(398)	3/2021	GBP	(34,941,813)	297,469
SPI 200 Index	(206)	3/2021	AUD	(25,954,456)	151,304
TOPIX Index	(184)	3/2021	JPY	(32,156,118)	(847,903)

					(2,068,458)

					9,157,873

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Forward Foreign Currency Contracts outstanding as of December 31, 2020 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	21,265,000	USD	25,961,920	BNP Paribas	3/15/2021	57,318
EUR	7,461,715	USD	9,091,145	JPMorgan Chase Bank	3/15/2021	38,793
GBP	4,377,450	USD	5,883,719	Morgan Stanley	3/15/2021	105,049
JPY	721,553,000	USD	6,950,266	Goldman Sachs Bank USA	3/15/2021	43,321
JPY	520,021,000	USD	4,984,582	JPMorgan Chase Bank	3/15/2021	55,674
JPY	929,534,078	USD	8,934,208	Morgan Stanley	3/15/2021	75,217
NOK	38,957,225	USD	4,303,295	JPMorgan Chase Bank	3/15/2021	239,149
NZD	8,218,229	USD	5,776,330	Goldman Sachs Bank USA	3/15/2021	138,510
SEK	167,414,316	USD	19,569,178	JPMorgan Chase Bank	3/15/2021	794,007
SEK	98,517,746	USD	11,409,013	Morgan Stanley	3/15/2021	574,043

Total unrealized appreciation						2,121,081

USD	3,309,308	AUD	4,374,080	BNP Paribas	3/15/2021	(64,848)
USD	21,873,657	AUD	29,486,680	Morgan Stanley	3/15/2021	(872,309)
USD	35,757,331	CHF	31,749,292	Citibank NA	3/15/2021	(178,734)
USD	3,601,104	CHF	3,283,631	Credit Suisse	3/15/2021	(115,538)
USD	71,198,692	EUR	58,880,045	Goldman Sachs Bank USA	3/15/2021	(845,223)
USD	5,657,965	EUR	4,746,145	JPMorgan Chase Bank	3/15/2021	(149,281)
USD	34,621,169	EUR	28,582,837	Morgan Stanley	3/15/2021	(351,962)
USD	4,205,868	GBP	3,171,966	Barclays Bank plc	3/15/2021	(133,683)
USD	15,468,920	GBP	11,565,000	BNP Paribas	3/15/2021	(353,099)
USD	5,437,079	GBP	4,091,197	JPMorgan Chase Bank	3/15/2021	(160,067)
USD	891,917	GBP	666,537	Morgan Stanley	3/15/2021	(19,969)
USD	27,727,402	JPY	2,874,260,768	BNP Paribas	3/15/2021	(131,109)
USD	13,295,729	JPY	1,375,870,000	JPMorgan Chase Bank	3/15/2021	(39,765)
USD	17,118,148	JPY	1,799,750,019	Morgan Stanley	3/15/2021	(325,765)
USD	9,626,134	JPY	1,000,723,290	Natwest Markets plc	3/15/2021	(73,285)
USD	3,438,557	NZD	4,846,491	BNP Paribas	3/15/2021	(49,569)
USD	10,181,558	SEK	86,199,474	BNP Paribas	3/15/2021	(303,184)
USD	11,280,679	SEK	95,307,000	Citibank NA	3/15/2021	(311,843)
USD	10,087,809	SEK	84,425,588	JPMorgan Chase Bank	3/15/2021	(181,169)

Total unrealized depreciation						(4,660,402)

Net unrealized depreciation						(2,539,321)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Assets:
Common Stocks
Communication Services	$75,380,248	$34,083,720	$—		$109,463,968
Consumer Discretionary	89,439,603	81,240,947	—		170,680,550
Consumer Staples	45,761,028	70,744,173	—		116,505,201
Energy	15,872,472	20,328,335	—		36,200,807
Financials	72,820,562	103,939,701	—	(b)	176,760,263
Health Care	94,480,068	83,158,879	—	(b)	177,638,947
Industrials	59,210,800	98,157,519	—		157,368,319
Information Technology	194,024,672	56,683,423	—		250,708,095
Materials	18,294,758	51,045,042	—		69,339,800
Real Estate	16,979,024	20,527,851	—		37,506,875
Utilities	19,160,040	25,301,687	—		44,461,727
Forward Currency Contracts	—	2,121,081	—		2,121,081
Futures	11,675,104	—	—		11,675,104
Rights
Energy	—	20,617	—		20,617
Short-Term Investments
Investment Company	334,871,328	—	—		334,871,328
Repurchase Agreements	—	6,172,324	—		6,172,324
U.S. Government Agency Securities	—	37,651,519	—		37,651,519
U.S. Treasury Obligations	—	507,190,464	—		507,190,464

Total Assets	$1,047,969,707	$1,198,367,282	$—		$2,246,336,989

Liabilities:
Forward Currency Contracts	$—	$(4,660,402)	$—		$(4,660,402)
Futures	(2,517,231)	—	—		(2,517,231)

Total Liabilities	$(2,517,231)	$(4,660,402)	$—		$(7,177,633)

Total	$1,045,452,476	$1,193,706,880	$—		$2,239,159,356

(a)	A security with a market value of $0 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$366,905	*
Foreign exchange contracts	Receivables	2,121,081
Equity contracts	Receivables, Net assets – Unrealized appreciation	11,308,199	*

Total		$13,796,185

	Liability Derivatives
Foreign exchange contracts	Payables	$(4,660,402)
Equity contracts	Payables, Net assets – Unrealized depreciation	(2,517,231	)*

Total		$(7,177,633)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$7,091,555	$—	$7,091,555
Foreign exchange contracts	—	(972,164)	(972,164)
Equity contracts	(17,383,145)	—	(17,383,145)

Total	$(10,291,590)	$(972,164)	$(11,263,754)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$1,611,740	$—	$1,611,740
Foreign exchange contracts	—	(1,651,444)	(1,651,444)
Equity contracts	11,712,398	—	11,712,398

Total	$13,324,138	$(1,651,444)	$11,672,694

^ This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $612,329,000 and futures contracts with an average notional balance of approximately $699,070,000 respectively, during the year ended December 31, 2020.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2020:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
BNP Paribas	$57,318	$(57,318)	$—	$—
Goldman Sachs Bank USA	181,831	(181,831)	—	—
JPMorgan Chase Bank	1,127,623	(530,282)	—	597,341
Morgan Stanley	754,309	(754,309)	—	—

Total	$2,121,081	$(1,523,740)	$—	$597,341

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Barclays Bank plc	$133,683	$—	$—	$133,683
BNP Paribas	901,809	(57,318)	—	844,491
Citibank NA	490,577	—	—	490,577
Credit Suisse	115,538	—	—	115,538
Goldman Sachs Bank USA	845,223	(181,831)	—	663,392
JPMorgan Chase Bank	530,282	(530,282)	—	–
Morgan Stanley	1,570,005	(754,309)	—	815,696
Natwest Markets plc	73,285	—	—	73,285

Total	$4,660,402	$(1,523,740)	$—	$3,136,662

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$56,781,553
Long-term U.S. government debt securities	165,617,710

$222,399,263

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$514,012,637
Long-term U.S. government debt securities	465,903,399

$979,916,036

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$637,579,767
Aggregate gross unrealized depreciation	(119,251,955)

Net unrealized appreciation	$518,327,812

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,720,831,544

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $1,705,025,685)	$2,226,368,480
Repurchase Agreements (Cost $6,172,324)	6,172,324
Cash	130,026,750
Foreign cash (Cost $1,109,552)	1,132,348
Receivable for securities sold	12,235,838
Dividends, interest and other receivables	4,958,950
Due from broker for futures variation margin	2,271,669
Unrealized appreciation on forward foreign currency contracts	2,121,081
Receivable for Portfolio shares sold	79,881
Securities lending income receivable	4,645
Other assets	8,857

Total assets	2,385,380,823

LIABILITIES
Payable for securities purchased	15,745,631
Payable for return of collateral on securities loaned	6,172,324
Unrealized depreciation on forward foreign currency contracts	4,660,402
Investment management fees payable	1,396,056
Payable for Portfolio shares redeemed	1,239,348
Distribution fees payable – Class IB	493,530
Administrative fees payable	242,481
Trustees’ fees payable	654
Accrued expenses	65,534

Total liabilities	30,015,960

NET ASSETS	$2,355,364,863

Net assets were comprised of:
Paid in capital	$2,111,097,434
Total distributable earnings (loss)	244,267,429

Net assets	$2,355,364,863

Class IB
Net asset value, offering and redemption price per share, $2,355,364,863 / 188,408,566 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.50

(x)	Includes value of securities on loan of $12,089,949.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $1,211,501 foreign withholding tax)	$28,083,668
Interest	13,889,066
Securities lending (net)	110,472

Total income	42,083,206

EXPENSES
Investment management fees	15,938,853
Distribution fees – Class IB	5,628,144
Administrative fees	2,779,174
Custodian fees	182,000
Printing and mailing expenses	164,611
Professional fees	122,266
Trustees’ fees	77,163
Miscellaneous	63,278

Total expenses	24,955,489

NET INVESTMENT INCOME (LOSS)	17,127,717

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	105,792,754
Futures contracts	(10,291,590)
Forward foreign currency contracts	(972,164)
Foreign currency transactions	(3,082,857)

Net realized gain (loss)	91,446,143

Change in unrealized appreciation (depreciation) on:
Investments in securities	(75,277,242)
Futures contracts	13,324,138
Forward foreign currency contracts	(1,651,444)
Foreign currency translations	129,379

Net change in unrealized appreciation (depreciation)	(63,475,169)

NET REALIZED AND UNREALIZED GAIN (LOSS)	27,970,974

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$45,098,691

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$17,127,717	$32,155,106
Net realized gain (loss)	91,446,143	(11,341,927)
Net change in unrealized appreciation (depreciation)	(63,475,169)	350,349,148

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	45,098,691	371,162,327

Distributions to shareholders:
Class IB	(245,695,874)	(100,773,151)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 27,015,149 and 20,521,165 shares, respectively ]	338,908,446	262,963,669
Capital shares issued in reinvestment of dividends and distributions [ 19,919,642 and 7,606,175 shares, respectively ]	245,695,874	100,773,151
Capital shares repurchased [ (57,945,838) and (25,828,760) shares, respectively ]	(697,156,962)	(333,108,665)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(112,552,642)	30,628,155

TOTAL INCREASE (DECREASE) IN NET ASSETS	(313,149,825)	301,017,331
NET ASSETS:
Beginning of year	2,668,514,688	2,367,497,357

End of year	$2,355,364,863	$2,668,514,688

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB DYNAMIC MODERATE GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020		2019		2018		2017		2016
Net asset value, beginning of year	$13.38		$12.01		$13.04		$11.86		$11.64

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10		0.16		0.13		0.11		0.07
Net realized and unrealized gain (loss)	0.45		1.73		(0.89)		1.41		0.37

Total from investment operations	0.55		1.89		(0.76)		1.52		0.44

Less distributions:
Dividends from net investment income	(0.10)		(0.15)		(0.15)		(0.15)		(0.05)
Distributions from net realized gains	(1.33)		(0.37)		(0.12)		(0.19)		(0.17)

Total dividends and distributions	(1.43)		(0.52)		(0.27)		(0.34)		(0.22)

Net asset value, end of year	$12.50		$13.38		$12.01		$13.04		$11.86

Total return	4.43%		15.80%		(5.84)%		12.91%		3.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,355,365		$2,668,515		$2,367,497		$2,794,165		$2,524,981
Ratio of expenses to average net assets:
After waivers (f)	1.11	%(j)	1.11	%(k)	1.11	%(m)	1.11	%(j)	1.12	%(m)
Before waivers (f)	1.11%		1.11%		1.11%		1.11%		1.12%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.76%		1.24%		1.00%		0.84%		0.57%
Before waivers (f)	0.76%		1.24%		1.00%		0.84%		0.56%
Portfolio turnover rate^	11%		9%		12%		9%		34%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.12% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.11% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.13% for Class IB.

See Notes to Financial Statements.

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	0.94%	1.01%	0.45%
Portfolio – Class K Shares*	1.18	1.24	0.68
ICE BofA 1-year U.S. Treasury Note Index	1.82	1.58	1.10

* Date of inception 5/21/13. Returns for periods greater than one year are annualized.
Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.94% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the ICE BofA 1-year U.S. Treasury Note Index, which returned 1.82% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Off-benchmark exposure to investment-grade corporates, collateralized loan obligations, credit risk–transfer securities, agencies and inflation-linked securities added to performance for the period.

•	Longer-than-benchmark duration exposure in the one- to four-year parts of the U.S. yield curve aided performance.

What hurt performance during the year:

•	Off-benchmark exposure to commercial mortgage-backed securities (CMBS) detracted from performance for the period.

•	Shorter-than-benchmark duration exposure in the six-month, four- to five-year and six- to seven-year parts of the U.S. yield curve also detracted.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

At year end, the Portfolio’s duration was modestly short relative to the benchmark. We also had a diversified overweight to credit sectors, including investment-grade corporates, commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). We reduced our exposure to financials during the quarter, rotating into consumer noncyclicals, which have been impacted by COVID-19 to a lesser extent. We continued to have a modest allocation to inflation-linked securities, as rising cyclical pressures point to high inflation. In the securitized market, we have added to our CMBS position on the margin as yields compensate for fundamental deterioration.

We expect the global economy to rebound strongly in 2021 after a challenging winter battling the pandemic. Highly effective COVID-19 vaccines have led investors to be optimistic that the global economy will power ahead in the new year. However, the slower-than-anticipated rollout of vaccines combined with new and seemingly more contagious mutations of the virus could create headwinds to economic normalization in the coming months.

On January 6, 2021, the yield on the 10-year U.S. Treasury jumped to over 1.0% for the first time since March 2020 on higher U.S. inflation concerns as capital markets reacted to the dramatic outcome for two U.S. Senate seats in Georgia that have been won by the Democratic Party in runoff elections. This will result in the Senate being equally split between Democrats and Republicans, giving incoming Vice President Kamala Harris the decisive vote assuming senators vote by party line. Also, assuming a tie vote for Senate leadership, a Democrat would become the Senate majority leader, giving Democrats significant control of proposing new legislation in concert with the U.S. House of Representatives. Democratic control of Congress should allow President Joe Biden to pursue areas of his policy agenda where there is universal Democrat Party support. Further fiscal stimulus to combat the impact of the pandemic is expected. Corporate tax cuts enacted by the Trump administration are likely to be reversed, along with increased personal income tax rates for the top income brackets, with higher Social Security payroll taxes and capital gains for high-income earners.

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO (Unaudited)

The longer-term outlook is clouded by strong secular trends including populism, protectionism, deglobalization and growing levels of government debt. A flurry of new international trade agreements have recently been announced, but the biggest question is how the Biden administration intends to reset Trump administration trade policy with allies and China. Given the recovery in economic output and improving market sentiment, we have revised our gross domestic product (GDP) forecasts. We now expect that global GDP will rebound by 4.8% in 2021. Our growth assumptions are based on domestic market and emerging market GDP growth rates of 3.6% and 6.6%, respectively.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

Portfolio Characteristics

As of December 31, 2020
Weighted Average Life (Years)	1.24
Weighted Average Coupon (%)	1.41
Weighted Average Effective Duration (Years)*	0.90
Weighted Average Rating**	AA	+

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

Sector Weightings as of December 31, 2020	% of Net Assets
U.S. Treasury Obligations	49.4%
U.S. Government Agency Securities	26.9
Commercial Mortgage-Backed Securities	5.0
Collateralized Mortgage Obligations	4.6
Asset-Backed Securities	4.5
Financials	2.7
U.S. Government Agency Security	1.9
Municipal Bonds	0.7
Energy	0.6
Health Care	0.6
Mortgage-Backed Securities	0.5
Consumer Discretionary	0.4
Consumer Staples	0.3
Industrials	0.3
Real Estate	0.3
Materials	0.2
Communication Services	0.2
Repurchase Agreements	0.2
Foreign Government Securities	0.2
Information Technology	0.1
Utilities	0.0 #
Cash and Other	0.4

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,003.30	$4.03
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.11	4.06
Class K
Actual	1,000.00	1,003.70	2.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.37	2.80

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 0.80% and 0.55%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (4.5%)
Affirm Asset Securitization Trust,
Series 2020-A A 2.950%, 2/18/25§	$1,749,000	$1,758,129
AmeriCredit Automobile Receivables Trust,
Series 2020-1 A2A 1.100%, 3/20/23	3,648,703	3,658,866
Chase Auto Credit Linked Notes,
Series 2020-1 C 1.389%, 1/25/28§	1,106,220	1,105,944
Series 2020-2 D 1.860%, 2/25/28§	1,550,000	1,554,262
CPS Auto Receivables Trust,
Series 2020-C B 1.010%, 1/15/25§	3,801,000	3,797,332
Dryden 77 CLO Ltd.,
Series 2020-77A A 2.224%, 5/20/31 (l)§	1,500,000	1,504,930
Dryden 78 CLO Ltd.,
Series 2020-78A C 2.168%, 4/17/33 (l)§	2,120,000	2,121,359
Series 2020-78A D 3.218%, 4/17/33 (l)§	850,000	838,567
Elevation CLO Ltd.,
Series 2020-11A C 2.437%, 4/15/33 (l)§	1,870,000	1,829,154
Exeter Automobile Receivables Trust,
Series 2019-3A B 2.580%, 8/15/23§	3,106,263	3,119,670
Series 2020-3A C 1.320%, 7/15/25	3,009,000	3,019,459
First Investors Auto Owner Trust,
Series 2020-1A A 1.490%, 1/15/25§	1,328,521	1,337,083
Flagship Credit Auto Trust,
Series 2019-4 B 2.530%, 11/17/25§	3,600,000	3,712,888
Series 2020-4 C 1.280%, 2/16/27§	3,820,000	3,847,579
Goldentree Loan Management US CLO Ltd.,
Series 2020-7A A 2.118%, 4/20/31 (l)§	2,400,000	2,405,693
Hardee’s Funding LLC,
Series 2018-1A A23 5.710%, 6/20/48§	1,378,913	1,571,328
Hertz Vehicle Financing II LP,
Series 2015-3A A 2.670%, 9/25/21§	995,533	997,709
Series 2017-1A A 2.960%, 10/25/21§	497,172	498,096
Series 2019-1A A 3.710%, 3/25/23§	657,573	659,441
Kayne CLO 7 Ltd.,
Series 2020-7A C 2.218%, 4/17/33 (l)§	970,000	970,119
Magnetite XXVI Ltd.,
Series 2020-26A A 1.987%, 7/15/30 (l)§	4,063,790	4,076,985
Marlette Funding Trust,
Series 2018-4A A 3.710%, 12/15/28§	179,363	180,039
OCP CLO Ltd.,
Series 2020-18A A 2.018%, 4/20/30 (l)§	2,541,200	2,546,453
Santander Drive Auto Receivables Trust,
Series 2020-4 D 1.480%, 1/15/27	2,621,000	2,624,241
SoFi Consumer Loan Program LLC,
Series 2017-5 A2 2.780%, 9/25/26§	640,247	645,327
SoFi Consumer Loan Program Trust,
Series 2018-3 A2 3.670%, 8/25/27§	672,881	675,459
Series 2019-1 A 3.240%, 2/25/28§	437,149	439,047
Series 2019-3 A 2.900%, 5/25/28§	863,478	872,210
Upstart Securitization Trust,
Series 2020-3 A 1.702%, 11/20/30§	4,297,441	4,292,313
Voya CLO Ltd.,
Series 2019-1A DR 3.087%, 4/15/31 (l)§	800,000	763,110
Westlake Automobile Receivables Trust,
Series 2020-3A C 1.240%, 11/17/25§	4,108,000	4,127,618
World Financial Network Credit Card Master Trust,
Series 2018-A A 3.070%, 12/16/24	4,400,000	4,414,743
Series 2018-B M 3.810%, 7/15/25	2,180,000	2,166,062
Series 2019-B M 3.040%, 4/15/26	2,700,000	2,770,116

Total Asset-Backed Securities		70,901,331

Collateralized Mortgage Obligations (4.6%)
Bellemeade Re Ltd.,
Series 2019-1A M1B 1.898%, 3/25/29 (l)§	2,374,800	2,373,875
Series 2019-3A M1B 1.750%, 7/25/29 (l)§	1,577,484	1,578,737
Series 2020-3A M1B 2.995%, 10/25/30 (l)§	850,000	852,161
Chase Mortgage Reference Notes,
Series 2019-CL1 M3 2.245%, 4/25/47 (l)§	609,987	616,332
Collateralized Mortgage Obligation,
3.647%, 3/15/35 (l)	2,920,000	3,042,365
Eagle RE Ltd.,
Series 2020-1 M1A 1.045%, 1/25/30 (l)§	2,700,000	2,689,863
FHLMC,
Series 3017 CF 0.459%, 8/15/25 (l)	4,731	4,723
Series 3305 FT 0.559%, 7/15/34 (l)	76,664	77,149
Series 3349 FE 0.649%, 7/15/37 (l)	1,423,397	1,438,472
Series 3807 FM 0.659%, 2/15/41 (l)	47,578	47,003

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Series 3927 FH 0.609%, 9/15/41 (l)	$51,470	$51,981
Series 4029 LD 1.750%, 1/15/27	2,615,781	2,671,377
Series 4087 FB 0.629%, 7/15/42 (l)	1,364,248	1,374,120
Series 4286 VF 0.609%, 12/15/43 (l)	1,132,569	1,140,039
Series 4350 KF 0.499%, 1/15/39 (l)	529,797	525,674
Series 4457 BA 3.000%, 7/15/39	4,962,281	5,351,291
Series 4459 CA 5.000%, 12/15/34	899,613	991,898
Series 4483 A 3.000%, 12/15/29	1,198,353	1,227,211
Series 4486 JN 2.000%, 11/15/24	3,218,658	3,275,326
Series 4941 4.000%, 12/15/47IO IO	13,181,463	1,753,124
Series 4976 MI 4.500%, 5/25/50IO IO	11,823,914	1,885,724
Series 5013 JI 4.000%, 9/25/50IO IO	21,511,453	2,755,484
FHLMC STACR REMIC Trust,
Series 2020-DNA5 M1 1.382%, 10/25/50 (l)§	1,180,380	1,182,680
Series 2020-DNA6 M1 0.977%, 12/25/50 (l)§	1,274,860	1,275,061
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2017-HQA3 M2 2.495%, 4/25/30(l)	3,115,123	3,159,724
FNMA,
Series 2006-42 CF 0.598%, 6/25/36 (l)	69,943	70,495
Series 2007-109 GF 0.828%, 12/25/37 (l)	109,620	112,050
Series 2010-39 FT 1.098%, 10/25/35 (l)	2,661,587	2,725,800
Series 2011-53 FT 0.728%, 6/25/41 (l)	243,493	246,749
Series 2011-86 KF 0.698%, 9/25/41 (l)	228,154	231,715
Series 2011-86 NF 0.698%, 9/25/41 (l)	108,054	109,352
Series 2012-65 FA 0.598%, 6/25/42 (l)	48,708	49,029
Series 2013-121 FA 0.548%, 12/25/43 (l)	809,875	815,354
Series 2014-49 AF 0.469%, 8/25/44 (l)	2,650,201	2,647,992
Series 2014-54 LA 3.000%, 2/25/44	625,109	636,649
Series 2014-C04 1M2 5.045%, 11/25/24 (l)	1,555,298	1,595,386
Series 2014-C04 2M2 5.145%, 11/25/24 (l)	933,382	956,592
Series 2015-72 PC 3.000%, 10/25/43	382,061	382,251
Series 2015-C01 1M2 4.445%, 2/25/25 (l)	741,204	755,478
Series 2015-C02 1M2 4.145%, 5/25/25 (l)	159,111	161,881
Series 2016-C02 1M2 6.145%, 9/25/28 (l)	921,068	976,783
Series 2016-C03 2M2 6.045%, 10/25/28 (l)	1,783,275	1,874,026
Series 2016-C06 1M2 4.395%, 4/25/29 (l)	1,075,971	1,126,485
Home RE Ltd.,
Series 2020-1 M1B 3.395%, 10/25/30 (l)§	2,125,000	2,158,954
Mello Warehouse Securitization Trust,
Series 2020-1 A 1.045%, 10/25/53 (l)§	3,146,861	3,148,177
Mortgage Insurance-Linked Notes,
Series 2019-1 M1 2.045%, 11/26/29 (l)§	2,017,372	2,012,559
Oaktown Re V Ltd.,
Series 2020-2A M1A 2.545%, 10/25/30 (l)§	1,070,000	1,071,384
PMT Credit Risk Transfer Trust,
Series 2019-1R A 2.145%, 3/27/24 (l)§	590,495	543,728
Series 2019-2R A 2.895%, 5/27/23 (l)§	1,264,757	1,216,396
Series 2019-3R A 2.845%, 10/27/22 (l)§	332,378	328,703
Radnor RE Ltd.,
Series 2019-1 M1B 2.098%, 2/25/29 (l)§	1,277,057	1,277,274
Series 2019-2 M1B 1.900%, 6/25/29 (l)§	1,957,825	1,951,175
Series 2020-1 M1A 1.095%, 2/25/30 (l)§	889,957	888,892
Traingle Re Ltd.,
Series 2020-1 M1A 3.150%, 10/25/30 (l)§	1,570,000	1,575,789

Total Collateralized Mortgage Obligations		72,988,492

Commercial Mortgage-Backed Securities (5.0%)
Ashford Hospitality Trust,
Series 2018-KEYS A 1.159%, 6/15/35 (l)§	3,000,000	2,860,354
BAMLL Commercial Mortgage Securities Trust,
Series 2013-WBRK D 3.534%, 3/10/37 (l)§	1,250,000	1,087,664
Series 2017-SCH AF 1.159%, 11/15/33 (l)§	3,005,000	2,868,109
BBCMS Mortgage Trust,
Series 2020-BID A 2.299%, 10/15/37 (l)§	2,565,000	2,566,566
BHMS Mortgage Trust,
Series 2018-ATLS A 1.409%, 7/15/35 (l)§	2,305,875	2,248,510
CGRBS Commercial Mortgage Trust,
Series 2013-VN05 A 3.369%, 3/13/35§	2,000,000	2,096,726
Citigroup Commercial Mortgage Trust,
Series 2012-GC8 AS 3.683%, 9/10/45§	1,910,000	1,967,531

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Series 2013-GC11 AS 3.422%, 4/10/46	$4,720,249	$4,962,204
Series 2013-GC11 B 3.732%, 4/10/46 (l)	2,000,000	2,117,738
CLNY Trust,
Series 2019-IKPR D 2.184%, 11/15/38 (l)§	2,400,000	2,178,564
DBWF Mortgage Trust,
Series 2018-GLKS A 1.182%, 12/19/30 (l)§	2,537,354	2,505,759
Great Wolf Trust,
Series 2019-WOLF A 1.193%, 12/15/36 (l)§	3,950,000	3,867,335
GS Mortgage Securities Corp. Trust,
Series 2019-BOCA A 1.359%, 6/15/38 (l)§	3,195,119	3,171,283
Series 2019-SMP A 1.309%, 8/15/32 (l)§	1,550,000	1,516,055
GS Mortgage Securities Trust,
Series 2011-GC5 AS 5.209%, 8/10/44 (l)§	4,500,000	4,553,045
Series 2011-GC5 D 5.388%, 8/10/44 (l)§	260,000	216,642
Series 2012-GC6 B 5.651%, 1/10/45 (l)§	2,600,000	2,660,804
Series 2012-GCJ7 AS 4.085%, 5/10/45	3,230,000	3,317,442
Series 2012-GCJ9 AS 3.124%, 11/10/45	3,133,190	3,238,128
Series 2014-GC22 A5 3.862%, 6/10/47	2,579,377	2,830,702
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2012-C8 C 4.622%, 10/15/45 (l)§	3,752,000	3,109,970
Series 2020-NNN EFL 2.003%, 1/16/37 (l)§	232,833	228,303
JPMBB Commercial Mortgage Securities Trust,
Series 2015-C27 AS 3.634%, 2/15/48	1,453,948	1,571,809
Morgan Stanley Capital I Trust,
Series 2011-C1 D 5.563%, 9/15/47 (l)§	2,180,000	2,176,972
Series 2011-C3 C 5.244%, 7/15/49 (l)§	1,700,000	1,585,689
Series 2015-XLF2 SNMA 2.109%, 11/15/26 (l)§	1,155,083	1,027,678
Series 2019-BPR C 3.209%, 5/15/36 (l)§	2,220,000	1,834,151
Natixis Commercial Mortgage Securities Trust,
Series 2018-850T A 0.942%, 7/15/33 (l)§	1,450,000	1,439,429
Series 2019-MILE A 1.659%, 7/15/36 (l)§	1,199,586	1,195,613
Starwood Retail Property Trust,
Series 2014-STAR A 1.629%, 11/15/27 (l)§	4,557,485	3,076,497
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4 A3 2.533%, 12/10/45	3,762,420	3,780,906
Series 2013-C5 B 3.649%, 3/10/46 (l)§	2,414,356	2,434,276
WFRBS Commercial Mortgage Trust,
Series 2011-C3 C 5.335%, 3/15/44 (l)§	1,700,000	1,649,884
Series 2013-C14 C 3.973%, 6/15/46 (l)	2,247,689	2,189,583

Total Commercial Mortgage-Backed Securities		80,131,921

Corporate Bonds (5.7%)
Communication Services (0.2%)
Diversified Telecommunication Services (0.2%)
AT&T, Inc. 4.125%, 2/17/26	2,943,000	3,414,841

Total Communication Services		3,414,841

Consumer Discretionary (0.4%)
Hotels, Restaurants & Leisure (0.3%)
Las Vegas Sands Corp. 3.200%, 8/8/24	1,453,000	1,532,398
2.900%, 6/25/25	2,462,000	2,567,087

		4,099,485

Textiles, Apparel & Luxury Goods (0.1%)
Ralph Lauren Corp. 1.700%, 6/15/22	2,457,000	2,501,878

Total Consumer Discretionary		6,601,363

Consumer Staples (0.3%)
Tobacco (0.3%)
BAT International Finance plc 1.668%, 3/25/26	4,662,000	4,751,905

Total Consumer Staples		4,751,905

Energy (0.6%)
Oil, Gas & Consumable Fuels (0.6%)
BP Capital Markets America, Inc.
2.937%, 4/6/23	2,808,000	2,961,735
Marathon Petroleum Corp.
4.500%, 5/1/23	2,268,000	2,462,660
Sinopec Group Overseas Development 2018 Ltd.
2.500%, 8/8/24§	3,000,000	3,107,813
Valero Energy Corp.
2.700%, 4/15/23	1,570,000	1,638,273

		10,170,481

Total Energy		10,170,481

Financials (2.7%)
Banks (1.7%)
Australia & New Zealand Banking Group Ltd.
4.500%, 3/19/24§	2,000,000	2,200,996
Banco Santander SA
3.500%, 4/11/22	1,600,000	1,659,900
2.746%, 5/28/25	2,800,000	2,987,974
Bank of Nova Scotia (The)
2.500%, 1/8/21	3,055,000	3,055,569
Citigroup, Inc.
(SOFR + 2.75%), 3.106%, 4/8/26 (k)	2,107,000	2,300,526

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Danske Bank A/S
(ICE LIBOR USD 3 Month + 1.59%), 3.244%, 12/20/25 (k)§	$1,582,000	$1,692,536
Lloyds Banking Group plc
4.050%, 8/16/23	1,505,000	1,638,220
Mitsubishi UFJ Financial Group, Inc.
3.218%, 3/7/22	2,500,000	2,583,228
NatWest Markets plc
3.625%, 9/29/22 (x)§	4,775,000	5,029,619
Wells Fargo & Co.
3.069%, 1/24/23	3,081,000	3,166,306

		26,314,874

Capital Markets (0.1%)
Goldman Sachs Group, Inc. (The)
3.850%, 7/8/24	2,200,000	2,420,668

Consumer Finance (0.5%)
Capital One Financial Corp.
2.600%, 5/11/23	1,368,000	1,432,670
General Motors Financial Co., Inc.
5.200%, 3/20/23	1,670,000	1,831,371
Harley-Davidson Financial Services, Inc.
3.350%, 6/8/25§	3,675,000	3,962,085

		7,226,126

Insurance (0.2%)
Metropolitan Life Global Funding I
2.400%, 6/17/22§	3,350,000	3,449,949

Thrifts & Mortgage Finance (0.2%)
BPCE SA
2.750%, 1/11/23§	3,034,000	3,170,710

Total Financials		42,582,327

Health Care (0.6%)
Health Care Providers & Services (0.6%)
CommonSpirit Health
1.547%, 10/1/25	1,410,000	1,452,422
Sutter Health
Series 20A 1.321%, 8/15/25	2,209,000	2,254,194
UPMC
Series D-1 3.600%, 4/3/25	4,600,000	5,107,454

		8,814,070

Total Health Care		8,814,070

Industrials (0.3%)
Aerospace & Defense (0.1%)
Leidos, Inc.
2.950%, 5/15/23§	813,000	855,114

Airlines (0.1%)
Southwest Airlines Co.
5.250%, 5/4/25	1,658,000	1,918,079

Trading Companies & Distributors (0.1%)
Aviation Capital Group LLC
3.875%, 5/1/23§	1,343,000	1,400,932
5.500%, 12/15/24§	388,000	428,369

		1,829,301

Total Industrials		4,602,494

Information Technology (0.1%)
Software (0.1%)
Infor, Inc.
1.450%, 7/15/23§	933,000	949,929

Total Information Technology		949,929

Materials (0.2%)
Metals & Mining (0.2%)
Anglo American Capital plc
5.375%, 4/1/25§	3,363,000	3,930,121

Total Materials		3,930,121

Real Estate (0.3%)
Equity Real Estate Investment Trusts (REITs) (0.3%)
WP Carey, Inc. (REIT)
4.600%, 4/1/24	4,100,000	4,568,576

Total Real Estate		4,568,576

Utilities (0.0%)
Electric Utilities (0.0%)
NextEra Energy Capital Holdings, Inc.
2.750%, 5/1/25	564,000	609,444

Total Utilities		609,444

Total Corporate Bonds		90,995,551

Foreign Government Security (0.2%)
United Arab Emirates Government Bond
0.750%, 9/2/23§	2,478,000	2,481,098

Total Foreign Government Security		2,481,098

Mortgage-Backed Securities (0.5%)
FHLMC UMBS
3.500%, 10/1/49	1,644,478	1,786,018
3.500%, 11/1/49	5,723,467	6,192,795

Total Mortgage-Backed Securities		7,978,813

Municipal Bonds (0.7%)
Arizona Salt River Project, Agricultural Improvement & Power District, Revenue Bonds,
Series 2010A 4.839%, 1/1/41	18,000	25,118
California Earthquake Authority Revenue Bonds,
Series 2020B 1.127%, 1/1/21	2,625,000	2,625,000
1.227%, 7/1/21	785,000	785,526
Central Puget Sound Regional Transit Authority, Revenue Bonds,
Series 2009P-2T 5.491%, 11/1/39	6,000	8,810
City & County of San Francisco Public Utilities Commission, Revenue Bonds,
Series 2010E 6.000%, 11/1/40	8,000	11,394

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
City of Chicago, International Airport, Revenue Bonds,
Series 2010B 6.395%, 1/1/40	$6,000	$9,038
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds,
Series 2010EE 6.011%, 6/15/42	6,000	9,535
City of New York, General Obligation Bonds,
Series 2009-A1 5.206%, 10/1/31	6,000	7,566
City of New York, General Obligation Bonds,
Series D 0.982%, 8/1/25	4,755,000	4,779,203
City of New York, Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds,
Series 2010GG 5.724%, 6/15/42	8,000	12,293
City of New York, Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds,
Series 2011A 5.508%, 8/1/37	7,000	9,619
Commonwealth of Massachusetts, General Obligation Bonds,
Series 2009E 5.456%, 12/1/39	7,000	10,318
County of Los Angeles Community College District, General Obligation Bonds,
Series 2008-E 6.600%, 8/1/42	31,000	51,237
6.750%, 8/1/49	6,000	10,782
County of Los Angeles Unified School District, General Obligation Bonds,
Series 2009-KRY 5.755%, 7/1/29	6,000	7,737
5.750%, 7/1/34	7,000	9,875
County of Nashville & Davidson Convention Center Authority, Revenue Bonds,
Series 2010B 6.731%, 7/1/43	6,000	9,094
County of San Diego Regional Airport Authority, Revenue Bonds,
Series 2010B 6.138%, 5/1/49	6,000	9,378
Georgia Municipal Electric Authority, Revenue Bonds,
Series 2010A 6.637%, 4/1/57	37,000	56,268
Massachusetts Water Pollution Abatement Trust, Revenue Bonds,
Series 2010-15B 5.192%, 8/1/40	45,000	54,287
Metropolitan Transportation Authority, Revenue Bonds,
Series 2010A 6.668%, 11/15/39	8,000	10,441
Metropolitan Transportation Authority, Revenue Bonds,
Series 2010B-1 6.548%, 11/15/31	6,000	7,388
6.648%, 11/15/39	6,000	7,846
Metropolitan Washington Airports Authority, Revenue Bonds,
Series 2009D 7.462%, 10/1/46	9,000	15,958
New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Revenue Bonds,
Series 2010B 6.561%, 12/15/40	31,000	42,802
North Texas Tollway Authority System, Revenue Bonds,
Series 2009B 6.718%, 1/1/49	8,000	13,873
Ohio State University, Revenue Bonds,
Series 2010C 4.910%, 6/1/40	6,000	8,304
Pennsylvania Turnpike Commission, Revenue Bonds,
Series 2010B 5.511%, 12/1/45	9,000	13,638
5.561%, 12/1/49	7,000	10,899
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds,
Series 2010-S1 6.793%, 4/1/30	6,000	7,420
6.918%, 4/1/40	6,000	9,364
7.043%, 4/1/50	6,000	10,984
San Francisco Bay Area Toll Authority, Toll Bridge, Revenue Bonds,
Series 2009-F2 6.263%, 4/1/49	7,000	12,058
State of California, Various Purposes, General Obligation Bonds,
Series 2009 7.350%, 11/1/39	6,000	9,966
State of Georgia, General Obligation Bonds,
Series 2009H 4.503%, 11/1/25	6,000	6,700
State of New York Dormitory Authority, Personal Income Tax, Revenue Bonds,
Series 2010D 5.500%, 3/15/30	6,000	7,356
5.600%, 3/15/40	6,000	8,377
State of New York Urban Development Corp., Personal Income Tax, Revenue Bonds,
Series 2009E 5.770%, 3/15/39	8,000	10,289
State of Washington Motor Vehicle Fuel Tax, Revenue Bonds,
Series 2010D 5.481%, 8/1/39	6,000	8,664
State of Washington Motor Vehicle Fuel Tax, Revenue Bonds,
Series 2010F 5.090%, 8/1/33	6,000	7,856
5.140%, 8/1/40	6,000	8,424
Tobacco Settlement Finance Authority Taxable Tobacco Settlement,
Series 2020 3.000%, 6/1/35	2,095,000	2,109,497

Total Municipal Bonds		10,850,182

U.S. Government Agency Securities (28.8%)
FFCB
2.550%, 3/11/21	65,000,000	65,302,237
2.230%, 4/5/21	6,000,000	6,032,477
0.160%, 10/13/22	40,000,000	40,013,080
FHLB
3.000%, 10/12/21	35,635,000	36,428,545
2.625%, 12/10/21	15,000,000	15,348,816
2.875%, 12/10/21	25,000,000	25,646,832
1.625%, 12/20/21	5,000,000	5,073,236
1.375%, 2/17/23	14,835,000	15,206,059
5.500%, 7/15/36	12,000	18,507
FHLMC
2.750%, 6/19/23	2,717,000	2,890,677
0.250%, 8/24/23	13,000,000	13,015,527
1.500%, 2/12/25	25,500,000	26,727,221

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
FNMA
2.500%, 4/13/21	$54,814,000	$55,178,568
2.750%, 6/22/21	54,575,000	55,253,875
2.625%, 1/11/22	57,380,000	58,845,680
2.500%, 2/5/24	5,000,000	5,354,824
Hashemite Kingdom of Jordan AID Bonds
2.578%, 6/30/22	5,000,000	5,167,960
Iraq Government AID Bonds
2.149%, 1/18/22	10,289,000	10,497,517
Ukraine Government AID Bonds
1.471%, 9/29/21	14,700,000	14,821,576

Total U.S. Government Agency Securities		456,823,214

U.S. Treasury Obligations (25.9%)
U.S. Treasury Inflation Linked Notes
0.125%, 10/15/24 TIPS	29,492,994	31,623,149
U.S. Treasury Notes
1.125%, 6/30/21	11,653,000	11,712,683
1.625%, 6/30/21	15,840,000	15,957,317
1.125%, 9/30/21	7,223,000	7,277,736
2.875%, 10/15/21	19,524,200	19,944,113
1.625%, 12/31/21	38,215,000	38,786,826
1.375%, 1/31/22	36,663,300	37,158,210
1.125%, 2/28/22	42,010,400	42,500,380
0.125%, 6/30/22	113,000,000	113,015,504
0.125%, 8/31/22	78,328,000	78,332,927
0.125%, 11/30/22	15,810,000	15,811,262

Total U.S. Treasury Obligations		412,120,107

Total Long-Term Debt Securities (75.9%) (Cost $1,195,424,174)		1,205,270,709

SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.2%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $300,004, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $306,001. (xx)	300,000	300,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $900,020, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $918,003. (xx)	900,000	900,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $300,011, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $333,346. (xx)	300,000	300,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $1,208,167, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $1,232,323. (xx)	1,208,160	1,208,160

Total Repurchase Agreements		2,708,160

U.S. Treasury Obligation (23.5%)
U.S. Treasury Bills 0.01%, 1/5/21 (p)	372,737,800	372,737,167

Total Short-Term Investments (23.7%) (Cost $375,443,435)		375,445,327

Total Investments in Securities (99.6%) (Cost $1,570,867,609)		1,580,716,036
Other Assets Less Liabilities (0.4%)		6,076,028

Net Assets (100%)		$1,586,792,064

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2020, the market value of these securities amounted to $167,772,264 or 10.6% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2020.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2020.

(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $2,654,556. This was collateralized by cash of $2,708,160 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CLO	—	Collateralized Loan Obligation
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
ICE	—	Intercontinental Exchange
IO	—	Interest Only
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit
SOFR	—	Secured Overnight Financing Rate
TIPS	—	Treasury Inflation Protected Security
UMBS	—	Uniform Mortgage-Backed Securities
USD	—	United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 2 Year Note	207	3/2021	USD	45,742,148	2,230
U.S. Treasury 10 Year Ultra Note	121	3/2021	USD	18,919,485	(51,303)

					(49,073)

Short Contracts
U.S. Treasury 5 Year Note	(578)	3/2021	USD	(72,922,828)	(163,599)

					(163,599)

					(212,672)

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$70,901,331	$—	$70,901,331
Collateralized Mortgage Obligations	—	72,988,492	—	72,988,492
Commercial Mortgage-Backed Securities	—	80,131,921	—	80,131,921
Corporate Bonds
Communication Services	—	3,414,841	—	3,414,841
Consumer Discretionary	—	6,601,363	—	6,601,363
Consumer Staples	—	4,751,905	—	4,751,905
Energy	—	10,170,481	—	10,170,481
Financials	—	42,582,327	—	42,582,327
Health Care	—	8,814,070	—	8,814,070
Industrials	—	4,602,494	—	4,602,494
Information Technology	—	949,929	—	949,929
Materials	—	3,930,121	—	3,930,121
Real Estate	—	4,568,576	—	4,568,576
Utilities	—	609,444	—	609,444
Foreign Government Security	—	2,481,098	—	2,481,098
Futures	2,230	—	—	2,230
Mortgage-Backed Security	—	7,978,813	—	7,978,813
Municipal Bonds	—	10,850,182	—	10,850,182
Short-Term Investments
Repurchase Agreements	—	2,708,160	—	2,708,160
U.S. Treasury Obligations	—	372,737,167	—	372,737,167

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
U.S. Government Agency Securities	$—	$456,823,214	$—	$456,823,214
U.S. Treasury Obligations	—	412,120,107	—	412,120,107

Total Assets	$2,230	$1,580,716,036	$—	$1,580,718,266

Liabilities:
Futures	(214,902)	—	—	(214,902)

Total Liabilities	$(214,902)	$—	$—	$(214,902)

Total	$(212,672)	$1,580,716,036	$—	$1,580,503,364

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$2,230	*

Total		$2,230

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(214,902	)*

Total		$(214,902)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Interest rate contracts	$(2,537,466)	$(2,537,466)

Total	$(2,537,466)	$(2,537,466)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Interest rate contracts	$(431,215)	$(431,215)

Total	$(431,215)	$(431,215)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Portfolio held futures contracts with an average notional balance of approximately $121,867,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$363,081,074
Long-term U.S. government debt securities	435,220,674

$798,301,748

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$392,226,259
Long-term U.S. government debt securities	472,120,565

$864,346,824

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,562,407
Aggregate gross unrealized depreciation	(5,205,074)

Net unrealized appreciation	$9,357,333

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,571,146,031

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $1,568,159,449)	$1,578,007,876
Repurchase Agreements (Cost $2,708,160)	2,708,160
Cash	10,352,992
Cash held as collateral at broker for futures	151,606
Dividends, interest and other receivables	4,158,431
Receivable for Portfolio shares sold	25,450
Due from broker for futures variation margin	23,004
Securities lending income receivable	255
Other assets	6,613

Total assets	1,595,434,387

LIABILITIES
Payable for securities purchased	4,755,000
Payable for return of collateral on securities loaned	2,708,160
Investment management fees payable	578,382
Payable for Portfolio shares redeemed	298,602
Administrative fees payable	126,686
Distribution fees payable – Class IB	109,209
Trustees’ fees payable	1,437
Accrued expenses	64,847

Total liabilities	8,642,323

NET ASSETS	$1,586,792,064

Net assets were comprised of:
Paid in capital	$1,591,003,028
Total distributable earnings (loss)	(4,210,964)

Net assets	$1,586,792,064

Class IB
Net asset value, offering and redemption price per share, $512,688,431 / 51,908,185 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.88

Class K
Net asset value, offering and redemption price per share, $1,074,103,633 / 108,149,016 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.93

(x)	Includes value of securities on loan of $2,654,556.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Interest	$25,395,618
Dividends	17,117
Securities lending (net)	492

Total income	25,413,227

EXPENSES
Investment management fees	6,693,909
Administrative fees	1,451,657
Distribution fees – Class IB	1,282,510
Printing and mailing expenses	122,881
Professional fees	107,314
Trustees’ fees	49,988
Custodian fees	36,000
Miscellaneous	48,626

Gross expenses	9,792,885
Less: Waiver from investment manager	(130,219)

Net expenses	9,662,666

NET INVESTMENT INCOME (LOSS)	15,750,561

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	4,872,390
Futures contracts	(2,537,466)

Net realized gain (loss)	2,334,924

Change in unrealized appreciation (depreciation) on:
Investments in securities	(1,681,102)
Futures contracts	(431,215)

Net change in unrealized appreciation (depreciation)	(2,112,317)

NET REALIZED AND UNREALIZED GAIN (LOSS)	222,607

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,973,168

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$15,750,561	$29,422,653
Net realized gain (loss)	2,334,924	(4,235,710)
Net change in unrealized appreciation (depreciation)	(2,112,317)	15,698,882

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,973,168	40,885,825

Distributions to shareholders:
Class IB	(4,791,120)	(8,610,456)
Class K	(12,578,956)	(21,031,130)

Total distributions to shareholders	(17,370,076)	(29,641,586)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 15,209,248 and 5,849,538 shares, respectively ]	150,768,648	58,104,794
Capital shares issued in reinvestment of dividends [ 485,151 and 873,107 shares, respectively ]	4,791,120	8,610,456
Capital shares repurchased [ (13,083,413) and (10,020,652) shares, respectively ]	(129,824,962)	(99,420,791)

Total Class IB transactions	25,734,806	(32,705,541)

Class K
Capital shares sold [ 28,384,674 and 25,618,607 shares, respectively ]	283,801,618	254,544,666
Capital shares issued in reinvestment of dividends [ 1,266,879 and 2,121,203 shares, respectively]	12,578,956	21,031,130
Capital shares repurchased [ (28,212,657) and (11,084,275) shares, respectively ]	(280,313,968)	(110,906,052)

Total Class K transactions	16,066,606	164,669,744

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	41,801,412	131,964,203

TOTAL INCREASE (DECREASE) IN NET ASSETS	40,404,504	143,208,442
NET ASSETS:
Beginning of year	1,546,387,560	1,403,179,118

End of year	$1,586,792,064	$1,546,387,560

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SHORT DURATION GOVERNMENT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.88	$9.80	$9.82	$9.85	$9.84

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.17	0.12	0.04	(0.01)
Net realized and unrealized gain (loss)	— #	0.09	(0.01)	(0.02)	0.03

Total from investment operations	0.09	0.26	0.11	0.02	0.02

Less distributions:
Dividends from net investment income	(0.09)	(0.18)	(0.13)	(0.05)	(0.01)

Net asset value, end of year	$9.88	$9.88	$9.80	$9.82	$9.85

Total return	0.94%	2.63%	1.12%	0.19%	0.20%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$512,688	$486,821	$515,609	$534,027	$592,703
Ratio of expenses to average net assets:
After waivers (f)	0.80%	0.80%	0.81%	0.82%	0.82%
Before waivers (f)	0.81%	0.81%	0.81%	0.82%	0.82%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.87%	1.75%	1.24%	0.38%	(0.05)%
Before waivers (f)	0.86%	1.75%	1.24%	0.38%	(0.05)%
Portfolio turnover rate^	65%	37%	48%	47%	63%

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.93	$9.86	$9.87	$9.90	$9.90

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.20	0.15	0.06	0.02
Net realized and unrealized gain (loss)	0.01	0.07	(0.01)	(0.02)	0.01

Total from investment operations	0.12	0.27	0.14	0.04	0.03

Less distributions:
Dividends from net investment income	(0.12)	(0.20)	(0.15)	(0.07)	(0.03)

Net asset value, end of year	$9.93	$9.93	$9.86	$9.87	$9.90

Total return	1.18%	2.76%	1.47%	0.44%	0.35%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,074,104	$1,059,567	$887,570	$955,827	$974,617
Ratio of expenses to average net assets:
After waivers (f)	0.55%	0.55%	0.56%	0.57%	0.57%
Before waivers (f)	0.56%	0.56%	0.56%	0.57%	0.57%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.12%	2.01%	1.49%	0.63%	0.20%
Before waivers (f)	1.11%	2.01%	1.49%	0.63%	0.20%
Portfolio turnover rate^	65%	37%	48%	47%	63%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/AB SMALL CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	36.11%	17.22%	13.47%
Portfolio – Class IB Shares	36.05	17.21	13.45
Portfolio – Class K Shares*	36.39	17.49	16.21
Russell 2000® Growth Index	34.63	16.36	13.48

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 36.05% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell 2000® Growth Index, which returned 34.63% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The leading contributor to relative performance was stock selection in the information technology sector. An overweight allocation to the sector was also beneficial.

•	Within the IT sector, relative overweight positions in Trade Desk Inc., HubSpot Inc., Coupa Software Inc., RingCentral Inc. and Avalara Inc. were top contributors.

•	Stock selection also contributed in the consumer staples, health care, consumer discretionary and materials sectors.

•	Sector allocation also added in the industrials, communications services and real estate sectors.

•	Within the health care sector, overweight positions in Teladoc Health Inc. and iRhythm Technologies Inc. were notable contributors to performance.

What hurt performance during the year:

•	Overall, sector allocation detracted from relative performance for the year, most notably an underweight in health care and overweights in financials and energy.

•	Stock selection in the financials and real estate sectors was detrimental to performance.

•	The stocks that detracted the most from relative performance were underweight positions in Quidel Corp., Myokardia Inc., Plug Power Inc. and Sunrun Inc.

Portfolio Positioning and Outlook — AllianceBernstein L.P.

The trajectory of the economic recovery may not be linear and can vary from state to state given the resurgence in COVID-19 cases and potential lockdowns during the winter months. That said, the availability of COVID-19 vaccines will help investors lengthen their horizons and focus on the second half of 2021 and beyond. Although absolute valuations for small-cap growth stocks appear elevated, we believe they should be looked at in the context of the historically low interest rates that the Federal Reserve has committed to for the foreseeable future. While many companies have resumed providing earnings and revenue guidance, there remains a high degree of dispersion among sell-side estimates. Despite a surprisingly strong equity market recovery in 2020, we believe there are idiosyncratic stock-specific opportunities across a wide range of sectors.

EQ/AB SMALL CAP GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2020	% of Net Assets
Information Technology	24.4%
Health Care	22.1
Industrials	15.0
Consumer Discretionary	14.2
Financials	10.5
Real Estate	3.4
Consumer Staples	3.1
Materials	2.6
Repurchase Agreements	2.5
Utilities	1.5
Communication Services	1.2
Energy	1.0
Investment Company	0.4
Cash and Other	(1.9)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,355.10	$5.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.54	4.64
Class IB
Actual	1,000.00	1,354.80	5.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.54	4.64
Class K
Actual	1,000.00	1,356.50	3.93
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.80	3.37

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.91%, 0.91% and 0.66%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (1.2%)
Diversified Telecommunication Services (0.4%)
Anterix, Inc.*	6,400	$240,640
ATN International, Inc.	5,700	238,032
Bandwidth, Inc., Class A*	9,600	1,475,232
Cincinnati Bell, Inc.*	22,552	344,595
Cogent Communications Holdings, Inc.	20,900	1,251,283
Consolidated Communications Holdings, Inc.*	37,822	184,950
Iridium Communications, Inc.*	58,600	2,304,445
Liberty Latin America Ltd., Class A*	18,300	203,679
Liberty Latin America Ltd., Class C*	73,533	815,481
Ooma, Inc.*	2,300	33,120
ORBCOMM, Inc. (x)*	45,000	333,900
Vonage Holdings Corp.*	118,900	1,530,837

		8,956,194

Entertainment (0.1%)
Cinemark Holdings, Inc. (x)	53,300	927,953
Eros STX Global Corp. (x)*	17,500	31,850
Glu Mobile, Inc.*	66,500	599,165
IMAX Corp.*	33,100	596,462
Liberty Media Corp.-Liberty Braves, Class A*	6,300	156,681
Liberty Media Corp.-Liberty Braves, Class C*	16,500	410,520

		2,722,631

Interactive Media & Services (0.2%)
Cargurus, Inc.*	43,000	1,364,390
Cars.com, Inc.*	35,000	395,500
DHI Group, Inc.*	800	1,776
Eventbrite, Inc., Class A (x)*	32,100	581,010
Liberty TripAdvisor Holdings, Inc., Class A*	88,600	384,524
QuinStreet, Inc.*	20,300	435,232
TrueCar, Inc.*	61,700	259,140
Yelp, Inc.*	37,800	1,234,926

		4,656,498

Media (0.4%)
AMC Networks, Inc., Class A (x)*	19,300	690,361
Boston Omaha Corp., Class A*	4,800	132,720
Cardlytics, Inc.*	12,900	1,841,733
comScore, Inc.*	2,500	6,225
Daily Journal Corp.*	300	121,200
Emerald Holding, Inc.	12,100	65,582
Entercom Communications Corp., Class A	36,100	89,167
Entravision Communications Corp., Class A	10,800	29,700
EW Scripps Co. (The), Class A	21,965	335,845
Fluent, Inc.*	9,100	48,321
Gannett Co., Inc.*	16,021	53,830
Gray Television, Inc.*	41,800	747,802
Hemisphere Media Group, Inc.*	3,700	38,332
iHeartMedia, Inc., Class A (x)*	19,300	250,514
Loral Space & Communications, Inc.	7,800	163,722
Meredith Corp.	20,100	385,920
MSG Networks, Inc., Class A*	20,800	306,592
National CineMedia, Inc.	21,700	80,724
Saga Communications, Inc., Class A	100	2,402
Scholastic Corp.	13,300	332,500
Sinclair Broadcast Group, Inc., Class A	25,900	824,915
TechTarget, Inc.*	12,000	709,320
TEGNA, Inc.	102,200	1,425,690
Tribune Publishing Co.	11,500	157,550
WideOpenWest, Inc.*	24,100	257,147

		9,097,814

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	3,400	43,248
Gogo, Inc. (x)*	28,100	270,603
Shenandoah Telecommunications Co.	24,728	1,069,486
Spok Holdings, Inc.	8,843	98,423

		1,481,760

Total Communication Services		26,914,897

Consumer Discretionary (14.2%)
Auto Components (0.7%)
Adient plc*	40,700	1,415,139
American Axle & Manufacturing Holdings, Inc.*	47,100	392,814
Cooper Tire & Rubber Co.	23,800	963,900
Cooper-Standard Holdings, Inc.*	4,100	142,147
Dana, Inc.	69,100	1,348,832
Dorman Products, Inc.*	14,000	1,215,480
Fox Factory Holding Corp.*	19,200	2,029,632
Gentherm, Inc.*	19,800	1,291,356
Goodyear Tire & Rubber Co. (The)	115,200	1,256,832
LCI Industries	12,700	1,646,936
Modine Manufacturing Co.*	1,000	12,560
Motorcar Parts of America, Inc.*	8,100	158,922
Patrick Industries, Inc.	9,900	676,665
Standard Motor Products, Inc.	10,800	436,968
Stoneridge, Inc.*	11,200	338,576
Visteon Corp.*	13,100	1,644,312
Workhorse Group, Inc. (x)*	46,200	913,836
XPEL, Inc. (m)*	7,900	407,324

		16,292,231

Automobiles (0.3%)
Fisker, Inc. (x)*	345,560	5,062,454
Winnebago Industries, Inc.	16,200	971,028

		6,033,482

Distributors (0.7%)
Core-Mark Holding Co., Inc.	27,600	810,612
Funko, Inc., Class A (x)*	8,400	87,192
Greenlane Holdings, Inc., Class A (x)*	5,500	21,780
Pool Corp.	44,370	16,527,825

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Weyco Group, Inc.	1,700	$26,928

		17,474,337

Diversified Consumer Services (1.1%)
Adtalem Global Education, Inc.*	28,000	950,600
American Public Education, Inc.*	4,650	141,732
Carriage Services, Inc.	5,000	156,600
Chegg, Inc.*	196,881	17,784,260
Collectors Universe, Inc.	1,500	113,100
Franchise Group, Inc.	5,000	152,250
Laureate Education, Inc., Class A*	48,800	710,528
OneSpaWorld Holdings Ltd. (x)	26,100	264,654
Perdoceo Education Corp.*	34,500	435,735
Regis Corp.*	13,210	121,400
Strategic Education, Inc.	22,921	2,185,059
Stride, Inc.*	17,700	375,771
Vivint Smart Home, Inc.*	34,800	722,100
WW International, Inc.*	21,700	529,480

		24,643,269

Hotels, Restaurants & Leisure (2.9%)
Accel Entertainment, Inc.*	13,800	139,380
Bally’s Corp.*	10,000	502,300
Biglari Holdings, Inc., Class B*	370	41,144
BJ’s Restaurants, Inc.	10,700	411,843
Bloomin’ Brands, Inc.	51,100	992,362
Bluegreen Vacations Corp.	8,900	70,666
Boyd Gaming Corp.*	39,200	1,682,464
Brinker International, Inc.	22,200	1,255,854
Caesars Entertainment, Inc.*	84,638	6,286,064
Carrols Restaurant Group, Inc.*	20,000	125,600
Cheesecake Factory, Inc. (The) (x)	22,000	815,320
Churchill Downs, Inc.	18,900	3,681,531
Chuy’s Holdings, Inc.*	10,000	264,900
Cracker Barrel Old Country Store, Inc.	11,185	1,475,525
Dave & Buster’s Entertainment, Inc.	19,800	594,396
Del Taco Restaurants, Inc.*	8,000	72,480
Denny’s Corp.*	29,712	436,172
Dine Brands Global, Inc.	8,000	464,000
El Pollo Loco Holdings, Inc.*	7,600	137,560
Everi Holdings, Inc.*	26,600	367,346
Golden Entertainment, Inc.*	13,200	262,548
Hilton Grand Vacations, Inc.*	42,400	1,329,240
International Game Technology plc (x)	49,500	838,530
Jack in the Box, Inc.	13,700	1,271,360
Lindblad Expeditions Holdings, Inc.*	8,700	148,944
Marriott Vacations Worldwide Corp.	20,018	2,746,870
Monarch Casino & Resort, Inc.*	4,000	244,880
Nathan’s Famous, Inc.	200	11,044
Noodles & Co.*	20,300	160,370
Papa John’s International, Inc.	16,166	1,371,685
Penn National Gaming, Inc.*	208,131	17,976,275
Planet Fitness, Inc., Class A*	162,184	12,590,344
Red Rock Resorts, Inc., Class A	33,000	826,320
Scientific Games Corp., Class A*	25,700	1,066,293
SeaWorld Entertainment, Inc.*	26,000	821,340
Shake Shack, Inc., Class A (x)*	17,500	1,483,650
Target Hospitality Corp. (x)*	500	790
Texas Roadhouse, Inc.	33,700	2,633,992
Wingstop, Inc.	15,200	2,014,760

		67,616,142

Household Durables (2.4%)
Beazer Homes USA, Inc.*	12,300	186,345
Casper Sleep, Inc. (x)*	1,800	11,070
Cavco Industries, Inc.*	4,800	842,160
Century Communities, Inc.*	12,500	547,250
Ethan Allen Interiors, Inc.	8,100	163,701
GoPro, Inc., Class A*	62,600	518,328
Green Brick Partners, Inc.*	5,600	128,576
Helen of Troy Ltd.*	12,500	2,777,375
Installed Building Products, Inc.*	10,400	1,060,072
iRobot Corp. (x)*	14,119	1,133,614
KB Home	45,300	1,518,456
La-Z-Boy, Inc.	25,600	1,019,904
Legacy Housing Corp.*	400	6,044
LGI Homes, Inc.*	11,400	1,206,690
Lifetime Brands, Inc.	500	7,600
M.D.C. Holdings, Inc.	23,613	1,147,592
M/I Homes, Inc.*	12,800	566,912
Meritage Homes Corp.*	17,900	1,482,478
NVR, Inc.*	2,610	10,648,435
Skyline Champion Corp.*	23,400	723,996
Sonos, Inc.*	32,400	757,836
Taylor Morrison Home Corp., Class A*	60,340	1,547,721
Tempur Sealy International, Inc.*	447,326	12,077,802
TopBuild Corp.*	78,201	14,395,240
TRI Pointe Group, Inc.*	71,275	1,229,494
Tupperware Brands Corp.*	24,900	806,511
Turtle Beach Corp.*	600	12,930
Universal Electronics, Inc.*	4,100	215,086

		56,739,218

Internet & Direct Marketing Retail (1.1%)
Duluth Holdings, Inc., Class B (x)*	9,100	96,096
Etsy, Inc.*	104,450	18,582,700
Groupon, Inc.*	10,950	416,045
Lands’ End, Inc.*	14,200	306,294
Magnite, Inc.*	48,238	1,481,389
Overstock.com, Inc. (x)*	20,600	988,182
PetMed Express, Inc. (x)	500	16,030
Quotient Technology, Inc.*	33,500	315,570
RealReal, Inc. (The)*	32,000	625,280
Shutterstock, Inc.	9,700	695,490
Stamps.com, Inc.*	8,200	1,608,758
Stitch Fix, Inc., Class A (x)*	28,000	1,644,160

		26,775,994

Leisure Products (0.3%)
Acushnet Holdings Corp.	14,600	591,884
Callaway Golf Co.	47,000	1,128,470
Clarus Corp.	8,734	134,504
Johnson Outdoors, Inc., Class A	1,200	135,156
Malibu Boats, Inc., Class A*	9,700	605,668
MasterCraft Boat Holdings, Inc.*	5,600	139,104
Smith & Wesson Brands, Inc.	24,800	440,200

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Sturm Ruger & Co., Inc.	8,300	$540,081
Vista Outdoor, Inc.*	29,900	710,424
YETI Holdings, Inc.*	39,200	2,684,024

		7,109,515

Multiline Retail (0.1%)
Big Lots, Inc.	23,200	995,976
Macy’s, Inc. (x)	155,600	1,750,500

		2,746,476

Specialty Retail (4.1%)
Abercrombie & Fitch Co., Class A	38,100	775,716
American Eagle Outfitters, Inc.	87,000	1,746,090
America’s Car-Mart, Inc.*	1,800	197,712
Asbury Automotive Group, Inc.*	8,900	1,297,086
At Home Group, Inc.*	22,700	350,942
Bed Bath & Beyond, Inc. (x)	63,400	1,125,984
Boot Barn Holdings, Inc.*	13,000	563,680
Buckle, Inc. (The) (x)	11,600	338,720
Caleres, Inc.	7,600	118,940
Camping World Holdings, Inc., Class A	16,900	440,245
Cato Corp. (The), Class A	14,500	139,055
Conn’s, Inc.*	12,700	148,463
Five Below, Inc.*	88,421	15,471,907
Floor & Decor Holdings, Inc., Class A*	196,210	18,218,098
GameStop Corp., Class A (x)*	27,700	521,868
Group 1 Automotive, Inc.	8,500	1,114,690
GrowGeneration Corp. (x)*	17,300	695,806
Guess?, Inc.	12,900	291,798
Haverty Furniture Cos., Inc.	5,300	146,651
Hibbett Sports, Inc.*	7,600	350,968
Lithia Motors, Inc., Class A	60,570	17,727,022
Lumber Liquidators Holdings, Inc.*	19,400	596,356
MarineMax, Inc.*	5,300	185,659
Michaels Cos., Inc. (The) (x)*	47,600	619,276
Monro, Inc.	14,850	791,505
Murphy USA, Inc.	14,700	1,923,789
National Vision Holdings, Inc.*	413,693	18,736,156
ODP Corp. (The)*	28,890	846,477
OneWater Marine, Inc., Class A*	400	11,636
Rent-A-Center, Inc.	22,700	869,183
RH*	7,608	3,404,732
Sally Beauty Holdings, Inc.*	57,800	753,712
Shoe Carnival, Inc.	3,800	148,884
Signet Jewelers Ltd.	27,800	758,106
Sleep Number Corp.*	14,900	1,219,714
Sonic Automotive, Inc., Class A	12,200	470,554
Sportsman’s Warehouse Holdings, Inc.*	19,800	347,490
Urban Outfitters, Inc.*	34,400	880,640
Winmark Corp.	800	148,640
Zumiez, Inc.*	10,600	389,868

		94,883,818

Textiles, Apparel & Luxury Goods (0.5%)
Crocs, Inc.*	35,900	2,249,494
Deckers Outdoor Corp.*	14,100	4,043,598
G-III Apparel Group Ltd.*	24,000	569,760
Kontoor Brands, Inc.	24,900	1,009,944
Lakeland Industries, Inc. (x)*	5,500	149,875
Movado Group, Inc.*	8,200	136,284
Oxford Industries, Inc.	7,600	497,876
Steven Madden Ltd.	43,893	1,550,301
Wolverine World Wide, Inc.	42,700	1,334,375

		11,541,507

Total Consumer Discretionary		331,855,989

Consumer Staples (3.1%)
Beverages (0.1%)
Celsius Holdings, Inc. (x)*	20,800	1,046,448
Coca-Cola Consolidated, Inc.	2,600	692,302
MGP Ingredients, Inc.	2,800	131,768
National Beverage Corp. (x)	5,400	458,460
Primo Water Corp.	77,900	1,221,472

		3,550,450

Food & Staples Retailing (1.2%)
Andersons, Inc. (The)	11,800	289,218
BJ’s Wholesale Club Holdings, Inc.*	68,240	2,543,987
Casey’s General Stores, Inc.	55,090	9,840,176
Chefs’ Warehouse, Inc. (The)*	14,200	364,798
Grocery Outlet Holding Corp.*	262,815	10,315,489
HF Foods Group, Inc. (x)*	12,900	97,008
Ingles Markets, Inc., Class A	3,900	166,374
Natural Grocers by Vitamin Cottage, Inc.	3,600	49,464
Performance Food Group Co.*	64,400	3,066,084
PriceSmart, Inc.	12,700	1,156,843
Rite Aid Corp. (x)*	25,800	408,414
SpartanNash Co.	16,220	282,390
United Natural Foods, Inc.*	24,500	391,265
Village Super Market, Inc., Class A	2,500	55,150
Weis Markets, Inc.	3,100	148,211

		29,174,871

Food Products (1.4%)
Alico, Inc.	1,000	31,020
B&G Foods, Inc. (x)	36,100	1,001,053
Bridgford Foods Corp.*	300	5,466
Calavo Growers, Inc.	8,400	583,212
Cal-Maine Foods, Inc.*	18,200	683,228
Darling Ingredients, Inc.*	74,322	4,286,893
Farmer Bros Co.*	3,300	15,411
Fresh Del Monte Produce, Inc.	17,800	428,446
Freshpet, Inc.*	129,966	18,453,872
Hostess Brands, Inc.*	57,800	846,192
J & J Snack Foods Corp.	6,900	1,072,053
John B Sanfilippo & Son, Inc.	2,600	205,036
Lancaster Colony Corp.	9,700	1,782,181
Landec Corp.*	8,600	93,310
Limoneira Co.	4,700	78,255
Sanderson Farms, Inc.	9,800	1,295,560
Seneca Foods Corp., Class A*	1,100	43,890
Simply Good Foods Co. (The)*	40,700	1,276,352
Tootsie Roll Industries, Inc. (x)	2,172	64,509

		32,245,939

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Household Products (0.1%)
Central Garden & Pet Co.*	1,800	$69,498
Central Garden & Pet Co., Class A*	19,300	701,169
Oil-Dri Corp. of America	1,500	51,120
WD-40 Co.	7,000	1,859,760

		2,681,547

Personal Products (0.2%)
BellRing Brands, Inc., Class A*	18,505	449,856
Edgewell Personal Care Co.	25,400	878,332
elf Beauty, Inc.*	15,200	382,888
Inter Parfums, Inc.	8,400	508,116
Lifevantage Corp.*	3,800	35,416
Medifast, Inc.	5,100	1,001,334
Nature’s Sunshine Products, Inc.*	7,600	113,620
USANA Health Sciences, Inc.*	7,400	570,540

		3,940,102

Tobacco (0.1%)
Turning Point Brands, Inc.	2,900	129,224
Universal Corp.	12,000	583,320
Vector Group Ltd.	60,794	708,250

		1,420,794

Total Consumer Staples		73,013,703

Energy (1.0%)
Energy Equipment & Services (0.3%)
Archrock, Inc.	62,200	538,652
Aspen Aerogels, Inc.*	2,500	41,725
Bristow Group, Inc.*	1,533	40,349
Cactus, Inc., Class A	24,400	636,108
ChampionX Corp.*	92,600	1,416,780
DMC Global, Inc.	6,500	281,125
Dril-Quip, Inc.*	18,400	545,008
Exterran Corp.*	13,500	59,670
Frank’s International NV*	66,200	181,388
Helix Energy Solutions Group, Inc.*	75,800	318,360
Liberty Oilfield Services, Inc., Class A	30,100	310,331
Matrix Service Co.*	10,400	114,608
National Energy Services Reunited Corp.*	18,000	178,740
Newpark Resources, Inc.*	37,700	72,384
NexTier Oilfield Solutions, Inc.*	65,892	226,668
Oceaneering International, Inc.*	46,600	370,470
Oil States International, Inc.*	17,500	87,850
Patterson-UTI Energy, Inc.	91,300	480,238
ProPetro Holding Corp.*	32,600	240,914
RPC, Inc.*	64,000	201,600
Select Energy Services, Inc., Class A*	27,600	113,160
Solaris Oilfield Infrastructure, Inc., Class A	23,400	190,476
Tidewater, Inc.*	25,450	219,888
Transocean Ltd. (x)*	282,100	651,651
US Silica Holdings, Inc.	61,700	433,134

		7,951,277

Oil, Gas & Consumable Fuels (0.7%)
Antero Resources Corp. (x)*	120,900	658,905
Arch Resources, Inc.*	6,600	288,882
Ardmore Shipping Corp.	6,700	21,909
Berry Corp.	14,000	51,520
Bonanza Creek Energy, Inc.*	9,900	191,367
Brigham Minerals, Inc., Class A	7,300	80,227
Clean Energy Fuels Corp.*	76,500	601,290
CNX Resources Corp.*	109,700	1,184,760
Comstock Resources, Inc.*	38,400	167,808
CONSOL Energy, Inc.*	9,200	66,332
Contango Oil & Gas Co. (x)*	25,000	57,250
CVR Energy, Inc.	13,900	207,110
Delek US Holdings, Inc.	36,623	588,531
DHT Holdings, Inc.	41,900	219,137
Diamond S Shipping, Inc., Class S*	15,400	102,564
Dorian LPG Ltd.*	21,115	257,392
Energy Fuels, Inc. (x)*	13,500	57,510
Evolution Petroleum Corp.	8,100	23,085
Falcon Minerals Corp.	3,900	12,285
Frontline Ltd. (x)	58,800	365,736
Golar LNG Ltd.*	46,400	447,296
Goodrich Petroleum Corp.*	100	1,009
Green Plains, Inc. (x)*	17,900	235,743
International Seaways, Inc.	3,000	48,990
Kosmos Energy Ltd.	200,900	472,115
Magnolia Oil & Gas Corp., Class A*	46,900	331,114
Matador Resources Co.*	49,800	600,588
NACCO Industries, Inc., Class A	500	13,150
NextDecade Corp. (x)*	3,900	8,151
Nordic American Tankers Ltd. (x)	65,800	194,110
Overseas Shipholding Group, Inc., Class A*	13,100	28,034
Ovintiv, Inc.	130,400	1,872,544
Par Pacific Holdings, Inc.*	19,700	275,406
PDC Energy, Inc.*	48,211	989,772
Peabody Energy Corp.*	31,200	75,192
PrimeEnergy Resources Corp.*	100	4,317
Range Resources Corp.*	106,700	714,890
Renewable Energy Group, Inc.*	19,500	1,380,990
REX American Resources Corp.*	2,600	191,022
SFL Corp. Ltd.	37,200	233,616
SM Energy Co.	52,000	318,240
Southwestern Energy Co.*	279,192	831,992
Talos Energy, Inc.*	21,600	177,984
Tellurian, Inc. (x)*	187,200	239,616
Uranium Energy Corp. (x)*	1,800	3,168
W&T Offshore, Inc. (x)*	128,200	278,194
World Fuel Services Corp.	31,600	984,656

		16,155,499

Total Energy		24,106,776

Financials (10.5%)
Banks (4.5%)
1st Constitution Bancorp	900	14,283
1st Source Corp.	5,335	215,000
ACNB Corp.	2,300	57,500
Allegiance Bancshares, Inc.	4,700	160,411
Altabancorp	4,500	125,640

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Amalgamated Bank, Class A	9,700	$133,278
Amerant Bancorp, Inc.*	7,800	118,560
American National Bankshares, Inc.	5,600	146,776
Ameris Bancorp	39,920	1,519,754
Ames National Corp.	7,060	169,581
Arrow Financial Corp.	4,780	142,970
Atlantic Capital Bancshares, Inc.*	7,600	120,992
Atlantic Union Bankshares Corp.	41,744	1,375,047
Auburn National BanCorp, Inc. (x)	200	8,338
Banc of California, Inc.	10,000	147,100
BancFirst Corp.	8,200	481,340
Bancorp, Inc. (The)*	10,300	140,595
BancorpSouth Bank	57,400	1,575,056
Bank First Corp. (x)	2,200	142,604
Bank of Commerce Holdings	7,200	71,280
Bank of Marin Bancorp	3,880	133,239
Bank of NT Butterfield & Son Ltd. (The)	26,100	813,276
Bank of Princeton (The)	1,200	28,092
Bank7 Corp.	1,700	24,140
BankFinancial Corp.	13,400	117,652
BankUnited, Inc.	45,700	1,589,446
Bankwell Financial Group, Inc.	2,500	48,875
Banner Corp.	19,900	927,141
Bar Harbor Bankshares	4,000	90,360
BayCom Corp.*	3,400	51,578
BCB Bancorp, Inc.	6,300	69,741
Berkshire Hills Bancorp, Inc.	12,900	220,848
Boston Private Financial Holdings, Inc.	14,710	124,299
Bridge Bancorp, Inc.	5,100	123,318
Brookline Bancorp, Inc.	33,856	407,626
Bryn Mawr Bank Corp.	4,000	122,380
Business First Bancshares, Inc.	4,400	89,584
Byline Bancorp, Inc.	10,200	157,590
C&F Financial Corp.	1,400	51,954
Cadence Bancorp	63,051	1,035,297
California Bancorp, Inc. (x)*	1,800	28,008
Cambridge Bancorp	2,000	139,500
Camden National Corp.	7,625	272,822
Capital Bancorp, Inc.*	1,500	20,895
Capital City Bank Group, Inc.	7,600	186,808
Capstar Financial Holdings, Inc.	6,900	101,775
Carter Bankshares, Inc.	8,700	93,264
Cathay General Bancorp	37,801	1,216,814
CB Financial Services, Inc.	500	10,005
CBTX, Inc.	6,200	158,162
Central Pacific Financial Corp.	11,500	218,615
Central Valley Community Bancorp	4,700	69,983
Century Bancorp, Inc., Class A	1,200	92,832
Chemung Financial Corp.	1,200	40,740
ChoiceOne Financial Services, Inc.	1,000	30,810
CIT Group, Inc.	49,200	1,766,280
Citizens & Northern Corp.	6,700	132,928
Citizens Holding Co.	600	12,570
City Holding Co.	7,300	507,715
Civista Bancshares, Inc.	6,300	110,439
CNB Financial Corp.	6,040	128,592
Coastal Financial Corp.*	2,200	46,200
Codorus Valley Bancorp, Inc.	2,428	41,179
Colony Bankcorp, Inc.	2,100	30,765
Columbia Banking System, Inc.	33,075	1,187,392
Community Bank System, Inc.	27,296	1,700,814
Community Bankers Trust Corp.	8,900	60,075
Community Financial Corp. (The)	1,400	37,072
Community Trust Bancorp, Inc.	4,600	170,430
ConnectOne Bancorp, Inc.	11,200	221,648
County Bancorp, Inc.	500	11,040
CrossFirst Bankshares, Inc.*	14,400	154,800
Customers Bancorp, Inc.*	14,300	259,974
CVB Financial Corp.	62,000	1,209,000
Dime Community Bancshares, Inc.	9,500	149,815
Eagle Bancorp Montana, Inc.	500	10,610
Eagle Bancorp, Inc.	17,930	740,509
Eastern Bankshares, Inc.*	77,980	1,271,854
Enterprise Bancorp, Inc.	2,500	63,875
Enterprise Financial Services Corp.	15,490	541,375
Equity Bancshares, Inc., Class A*	5,500	118,745
Esquire Financial Holdings, Inc.*	1,500	28,785
Evans Bancorp, Inc.	1,400	38,556
Farmers & Merchants Bancorp, Inc.	2,500	57,500
Farmers National Banc Corp.	10,600	140,662
FB Financial Corp.	16,444	571,100
Fidelity D&D Bancorp, Inc. (x)	1,100	70,796
Financial Institutions, Inc.	5,300	119,250
First Bancorp (Nasdaq Stock Exchange)	17,188	581,470
First Bancorp (Quotrix Stock Exchange)	100,800	929,376
First Bancorp, Inc. (The)	4,940	125,476
First Bancshares, Inc. (The)	5,000	154,400
First Bank	3,400	31,892
First Busey Corp.	26,331	567,433
First Business Financial Services, Inc.	2,500	46,025
First Capital, Inc. (x)	1,000	60,560
First Choice Bancorp	2,900	53,621
First Commonwealth Financial Corp.	59,700	653,118
First Community Bankshares, Inc.	6,900	148,902
First Community Corp.	700	11,893
First Financial Bancorp	48,365	847,838
First Financial Bankshares, Inc.	62,200	2,250,085
First Financial Corp.	3,800	147,630
First Foundation, Inc.	11,200	224,000
First Guaranty Bancshares, Inc.	1,260	22,390
First Internet Bancorp	4,400	126,456
First Interstate BancSystem, Inc., Class A	21,189	863,876
First Merchants Corp.	28,627	1,070,936
First Mid Bancshares, Inc.	4,600	154,836
First Midwest Bancorp, Inc.	70,400	1,120,768
First Northwest Bancorp	1,500	23,400
First of Long Island Corp. (The)	7,900	141,015
First United Corp.	700	10,850
First Western Financial, Inc.*	700	13,699

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Flushing Financial Corp.	11,550	$192,192
FNCB Bancorp, Inc.	3,400	21,760
Franklin Financial Services Corp.	1,500	40,545
Fulton Financial Corp.	81,500	1,036,680
FVCBankcorp, Inc.*	4,100	60,270
German American Bancorp, Inc.	16,050	531,095
Glacier Bancorp, Inc.	47,730	2,196,057
Great Southern Bancorp, Inc.	2,600	127,140
Great Western Bancorp, Inc.	30,800	643,720
Guaranty Bancshares, Inc.	3,100	92,845
Hancock Whitney Corp.	44,002	1,496,948
Hanmi Financial Corp.	11,938	135,377
HarborOne Bancorp, Inc.	13,115	142,429
Hawthorn Bancshares, Inc.	1,352	29,609
HBT Financial, Inc.	3,800	57,570
Heartland Financial USA, Inc.	17,055	688,510
Heritage Commerce Corp.	16,900	149,903
Heritage Financial Corp.	17,866	417,886
Hilltop Holdings, Inc.	34,099	938,063
Home BancShares, Inc.	75,875	1,478,045
HomeTrust Bancshares, Inc.	7,600	146,756
Hope Bancorp, Inc.	66,285	723,169
Horizon Bancorp, Inc.	9,700	153,842
Howard Bancorp, Inc.*	6,600	77,946
Independent Bank Corp./MA	18,323	1,338,312
Independent Bank Corp./MI	7,500	138,525
Independent Bank Group, Inc.	18,230	1,139,740
International Bancshares Corp.	28,700	1,074,528
Investar Holding Corp.	3,700	61,198
Investors Bancorp, Inc.	135,172	1,427,416
Lakeland Bancorp, Inc.	12,810	162,687
Lakeland Financial Corp.	15,855	849,511
Landmark Bancorp, Inc.	735	16,795
LCNB Corp.	4,700	69,043
Level One Bancorp, Inc.	800	16,184
Limestone Bancorp, Inc.*	600	7,536
Live Oak Bancshares, Inc.	12,400	588,504
Macatawa Bank Corp.	10,400	87,048
Mackinac Financial Corp.	2,100	26,796
MainStreet Bancshares, Inc.*	2,000	33,820
Mercantile Bank Corp.	5,400	146,718
Meridian Corp.	600	12,480
Metrocity Bankshares, Inc.	4,800	69,216
Metropolitan Bank Holding Corp.*	3,200	116,064
Mid Penn Bancorp, Inc.	2,000	43,800
Middlefield Banc Corp. (x)	500	11,250
Midland States Bancorp, Inc.	6,600	117,942
MidWestOne Financial Group, Inc.	4,200	102,900
MVB Financial Corp.	1,800	40,824
National Bank Holdings Corp., Class A	19,800	648,648
National Bankshares, Inc.	3,200	100,192
NBT Bancorp, Inc.	24,195	776,660
Nicolet Bankshares, Inc.*	2,100	139,335
Northeast Bank	3,200	72,064
Northrim BanCorp, Inc.	2,400	81,480
Norwood Financial Corp.	1,200	31,404
Oak Valley Bancorp	300	4,986
OceanFirst Financial Corp.	24,343	453,510
OFG Bancorp	26,100	483,894
Ohio Valley Banc Corp.	900	21,240
Old National Bancorp	80,280	1,329,437
Old Second Bancorp, Inc.	14,900	150,490
Origin Bancorp, Inc.	10,000	277,700
Orrstown Financial Services, Inc.	3,000	49,650
Pacific Premier Bancorp, Inc.	38,550	1,207,772
Park National Corp.	6,450	677,315
Parke Bancorp, Inc.	4,131	64,444
Partners Bancorp (x)	1,500	9,750
PCB Bancorp	3,600	36,396
Peapack-Gladstone Financial Corp.	6,600	150,216
Penns Woods Bancorp, Inc.	3,010	78,290
Peoples Bancorp of North Carolina, Inc.	730	16,805
Peoples Bancorp, Inc.	5,200	140,868
Peoples Financial Services Corp.	1,900	69,844
Plumas Bancorp	500	11,750
Preferred Bank	2,400	121,128
Premier Financial Bancorp, Inc.	5,100	67,779
Professional Holding Corp., Class A*	2,700	41,661
QCR Holdings, Inc.	3,500	138,565
RBB Bancorp	5,900	90,742
Red River Bancshares, Inc.	1,500	74,325
Reliant Bancorp, Inc.	3,400	63,308
Renasant Corp.	26,500	892,520
Republic Bancorp, Inc., Class A	4,100	147,887
Republic First Bancorp, Inc.*	14,500	41,325
Richmond Mutual BanCorp, Inc.	1,700	23,222
S&T Bancorp, Inc.	21,059	523,106
Salisbury Bancorp, Inc.	300	11,181
Sandy Spring Bancorp, Inc.	22,941	738,471
SB Financial Group, Inc.	800	14,624
Seacoast Banking Corp. of Florida*	27,000	795,150
Select Bancorp, Inc.*	5,800	54,926
ServisFirst Bancshares, Inc.	24,400	983,076
Shore Bancshares, Inc.	2,700	39,420
Sierra Bancorp	5,700	136,344
Silvergate Capital Corp., Class A*	7,300	542,463
Simmons First National Corp., Class A	48,718	1,051,822
SmartFinancial, Inc.	3,500	63,490
South Plains Financial, Inc.	2,900	54,955
South State Corp.	33,750	2,440,125
Southern First Bancshares, Inc.*	3,100	109,585
Southern National Bancorp of Virginia, Inc.	7,900	95,669
Southside Bancshares, Inc.	14,736	457,258
Spirit of Texas Bancshares, Inc.	5,400	90,720
Stock Yards Bancorp, Inc.	12,150	491,832
Summit Financial Group, Inc.	3,200	70,656
SVB Financial Group*	41,566	16,120,542
Texas Capital Bancshares, Inc.*	25,200	1,499,400
Tompkins Financial Corp.	7,351	518,981
Towne Bank	29,009	681,131
TriCo Bancshares	10,782	380,389
TriState Capital Holdings, Inc.*	8,100	140,940
Triumph Bancorp, Inc.*	12,700	616,585

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Trustmark Corp.	34,720	$948,203
UMB Financial Corp.	23,460	1,618,505
United Bankshares, Inc.	61,102	1,979,705
United Community Banks, Inc.	36,600	1,040,904
United Security Bancshares	3,300	23,265
Unity Bancorp, Inc.	1,300	22,815
Univest Financial Corp.	6,738	138,668
Valley National Bancorp	204,577	1,994,626
Veritex Holdings, Inc.	24,420	626,617
Washington Trust Bancorp, Inc.	8,600	385,280
WesBanco, Inc.	31,975	957,971
West BanCorp, Inc.	7,500	144,750
Westamerica Bancorp	13,500	746,415

		105,282,225

Capital Markets (1.8%)
Ares Management Corp.	297,461	13,995,540
Artisan Partners Asset Management, Inc., Class A	27,100	1,364,214
Assetmark Financial Holdings, Inc.*	4,100	99,220
Associated Capital Group, Inc., Class A	3,730	130,998
B Riley Financial, Inc.	4,800	212,256
BGC Partners, Inc., Class A	151,900	607,600
Blucora, Inc.*	10,600	168,646
Brightsphere Investment Group, Inc.	40,100	773,128
Cohen & Steers, Inc.	11,366	844,494
Diamond Hill Investment Group, Inc.	700	104,489
Donnelley Financial Solutions, Inc.*	7,800	132,366
Federated Hermes, Inc., Class B	45,700	1,320,273
Focus Financial Partners, Inc., Class A*	21,027	914,675
GAMCO Investors, Inc., Class A	6,030	106,972
Greenhill & Co., Inc.	10,900	132,326
Hamilton Lane, Inc., Class A	14,800	1,155,140
Houlihan Lokey, Inc.	25,100	1,687,473
Moelis & Co., Class A	25,500	1,192,380
Oppenheimer Holdings, Inc., Class A	3,200	100,576
Piper Sandler Cos.	8,000	807,200
PJT Partners, Inc., Class A	151,116	11,371,479
Pzena Investment Management, Inc., Class A	13,100	95,630
Safeguard Scientifics, Inc.*	10,030	63,991
Sculptor Capital Management, Inc.	9,200	139,840
Siebert Financial Corp. (x)*	3,000	12,600
Silvercrest Asset Management Group, Inc., Class A	1,600	22,224
Stifel Financial Corp.	49,688	2,507,231
StoneX Group, Inc.*	10,900	631,110
Value Line, Inc.	200	6,594
Virtus Investment Partners, Inc.	3,395	736,715
Waddell & Reed Financial, Inc., Class A	41,500	1,057,005
Westwood Holdings Group, Inc.	5,100	73,950
WisdomTree Investments, Inc.	64,500	345,075

		42,913,410

Consumer Finance (0.4%)
Atlanticus Holdings Corp.*	300	7,389
Encore Capital Group, Inc.*	17,050	664,098
Enova International, Inc.*	16,700	413,659
EZCORP, Inc., Class A*	19,600	93,884
FirstCash, Inc.	20,304	1,422,092
Green Dot Corp., Class A*	25,200	1,406,160
LendingClub Corp.*	11,840	125,030
Navient Corp.	95,400	936,828
Nelnet, Inc., Class A	10,450	744,458
Oportun Financial Corp.*	7,200	139,464
PRA Group, Inc.*	26,460	1,049,404
PROG Holdings, Inc.	34,300	1,847,741
Regional Management Corp.	5,300	158,258
World Acceptance Corp. (x)*	620	63,376

		9,071,841

Diversified Financial Services (0.1%)
Alerus Financial Corp.	2,400	65,688
Banco Latinoamericano de Comercio Exterior SA, Class E	8,320	131,706
Cannae Holdings, Inc.*	42,200	1,868,194
GWG Holdings, Inc. (x)*	1,600	11,184
Marlin Business Services Corp.	11,400	139,536
SWK Holdings Corp. (x)*	800	11,512

		2,227,820

Insurance (2.2%)
Ambac Financial Group, Inc.*	23,400	359,892
American Equity Investment Life Holding Co.	47,380	1,310,531
AMERISAFE, Inc.	8,790	504,810
Argo Group International Holdings Ltd.	16,910	738,967
BRP Group, Inc., Class A*	16,500	494,505
Citizens, Inc. (x)*	23,100	132,363
CNO Financial Group, Inc.	69,400	1,542,762
Crawford & Co., Class A	5,500	40,645
Donegal Group, Inc., Class A	9,000	126,630
eHealth, Inc.*	12,700	896,747
Employers Holdings, Inc.	18,300	589,077
Enstar Group Ltd.*	5,950	1,219,096
FBL Financial Group, Inc., Class A	800	42,008
FedNat Holding Co.	7,800	46,176
Genworth Financial, Inc., Class A*	262,800	993,384
GoHealth, Inc., Class A (x)*	552,650	7,549,199
Goosehead Insurance, Inc., Class A	81,598	10,180,166
Greenlight Capital Re Ltd., Class A (x)*	18,516	135,352
HCI Group, Inc.	2,500	130,750
Heritage Insurance Holdings, Inc.	8,200	83,066
Horace Mann Educators Corp.	18,310	769,752
Independence Holding Co.	1,900	77,900
Investors Title Co.	500	76,500
James River Group Holdings Ltd.	14,500	712,675
Kinsale Capital Group, Inc.	64,124	12,833,136
MBIA, Inc.*	8,800	57,904
National General Holdings Corp.	33,400	1,141,612
National Western Life Group, Inc., Class A	630	130,057

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
NI Holdings, Inc.*	5,100	$83,742
Palomar Holdings, Inc.*	11,600	1,030,544
ProAssurance Corp.	25,000	444,750
ProSight Global, Inc.*	3,400	43,622
Protective Insurance Corp., Class B	5,687	77,969
RLI Corp.	19,700	2,051,755
Safety Insurance Group, Inc.	8,350	650,465
Selective Insurance Group, Inc.	28,840	1,931,703
State Auto Financial Corp.	5,300	94,022
Stewart Information Services Corp.	12,600	609,336
Third Point Reinsurance Ltd.*	26,600	253,232
Tiptree, Inc.	4,800	24,096
Trean Insurance Group, Inc.*	1,400	18,340
Trupanion, Inc.*	15,000	1,795,650
United Fire Group, Inc.	5,500	138,050
United Insurance Holdings Corp.	11,700	66,924
Universal Insurance Holdings, Inc.	7,500	113,325

		52,343,187

Mortgage Real Estate Investment Trusts (REITs) (0.6%)
Anworth Mortgage Asset Corp. (REIT)	22,600	61,246
Apollo Commercial Real Estate Finance, Inc. (REIT)	70,548	788,021
Arbor Realty Trust, Inc. (REIT)	51,400	728,852
Ares Commercial Real Estate Corp. (REIT)	9,600	114,336
Arlington Asset Investment Corp. (REIT), Class A*	38,400	145,152
ARMOUR Residential REIT, Inc. (REIT)	6,816	73,545
Blackstone Mortgage Trust, Inc. (REIT), Class A	68,700	1,891,311
Broadmark Realty Capital, Inc. (REIT)	64,100	653,820
Capstead Mortgage Corp. (REIT)	23,110	134,269
Cherry Hill Mortgage Investment Corp. (REIT)	11,193	102,304
Chimera Investment Corp. (REIT)	95,600	979,900
Colony Credit Real Estate, Inc. (REIT)	20,800	156,000
Dynex Capital, Inc. (REIT) (x)	3,533	62,887
Ellington Financial, Inc. (REIT)	9,600	142,464
Ellington Residential Mortgage REIT (REIT) (x)	2,600	33,904
Granite Point Mortgage Trust, Inc. (REIT)	14,600	145,854
Great Ajax Corp. (REIT)	13,355	139,693
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	34,100	2,162,963
KKR Real Estate Finance Trust, Inc. (REIT)	5,500	98,560
Ladder Capital Corp. (REIT)	54,887	536,795
MFA Financial, Inc. (REIT)	226,100	879,529
New York Mortgage Trust, Inc. (REIT)	170,600	629,514
Orchid Island Capital, Inc. (REIT) (x)	16,000	83,520
PennyMac Mortgage Investment Trust (REIT)	58,563	1,030,123
Ready Capital Corp. (REIT)	8,533	106,236
Redwood Trust, Inc. (REIT)	57,300	503,094
TPG RE Finance Trust, Inc. (REIT)	10,900	115,758
Two Harbors Investment Corp. (REIT)	136,500	869,505
Western Asset Mortgage Capital Corp. (REIT) (x)	36,100	117,686

		13,486,841

Thrifts & Mortgage Finance (0.9%)
Axos Financial, Inc.*	27,000	1,013,310
Bogota Financial Corp.*	500	4,455
Bridgewater Bancshares, Inc.*	6,200	77,438
Capitol Federal Financial, Inc.	60,600	757,500
Columbia Financial, Inc.*	17,100	266,076
ESSA Bancorp, Inc.	3,200	48,000
Essent Group Ltd.	53,300	2,302,560
Federal Agricultural Mortgage Corp., Class C	1,700	126,225
Flagstar Bancorp, Inc.	25,100	1,023,076
FS Bancorp, Inc.	1,800	98,640
Greene County Bancorp, Inc.	200	5,098
Hingham Institution For Savings (The)	500	108,000
Home Bancorp, Inc.	2,900	81,171
HomeStreet, Inc.	8,000	270,000
Kearny Financial Corp.	53,184	561,623
Luther Burbank Corp.	14,300	140,140
Merchants Bancorp	5,400	149,202
Meridian Bancorp, Inc.	21,800	325,038
Meta Financial Group, Inc.	17,100	625,176
MMA Capital Holdings, Inc.*	1,400	34,440
Mr Cooper Group, Inc.*	35,361	1,097,252
NMI Holdings, Inc., Class A*	40,300	912,795
Northfield Bancorp, Inc.	11,858	146,209
Northwest Bancshares, Inc.	55,870	711,784
OP Bancorp	2,800	21,560
PCSB Financial Corp.	6,200	98,828
PDL Community Bancorp*	1,600	16,816
PennyMac Financial Services, Inc.	23,100	1,515,822
Pioneer Bancorp, Inc.*	900	9,513
Premier Financial Corp.	14,994	344,862
Provident Bancorp, Inc.	4,008	48,096
Provident Financial Holdings, Inc.	1,200	18,852
Provident Financial Services, Inc.	36,756	660,138
Prudential Bancorp, Inc.	2,700	37,395
Radian Group, Inc.	98,666	1,997,987
Riverview Bancorp, Inc.	7,600	39,976
Security National Financial Corp., Class A*	240	2,004
Southern Missouri Bancorp, Inc.	2,800	85,232
Standard AVB Financial Corp.	500	16,295
Sterling Bancorp, Inc.	9,900	44,946
Territorial Bancorp, Inc.	5,300	127,359
Timberland Bancorp, Inc.	2,400	58,224
TrustCo Bank Corp.	30,200	201,434
Walker & Dunlop, Inc.	14,500	1,334,290
Washington Federal, Inc.	34,900	898,326
Waterstone Financial, Inc.	7,700	144,914

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Western New England Bancorp, Inc.	8,800	$60,632
WSFS Financial Corp.	23,171	1,039,914

		19,708,623

Total Financials		245,033,947

Health Care (22.1%)
Biotechnology (10.3%)
89bio, Inc.*	6,000	146,220
Abeona Therapeutics, Inc.*	47,900	75,203
ADC Therapeutics SA (x)*	146,116	4,677,173
Adverum Biotechnologies, Inc.*	36,400	394,576
Aeglea BioTherapeutics, Inc.*	14,100	110,967
Affimed NV*	24,600	143,172
Agenus, Inc.*	49,600	157,728
Akero Therapeutics, Inc.*	6,200	159,960
Akouos, Inc. (x)*	3,200	63,456
Albireo Pharma, Inc.*	5,100	191,301
Alector, Inc.*	17,100	258,723
Allakos, Inc.*	12,100	1,694,000
Allogene Therapeutics, Inc.*	210,020	5,300,905
Allovir, Inc. (x)*	5,800	222,952
ALX Oncology Holdings, Inc. (x)*	4,500	387,900
Amicus Therapeutics, Inc.*	130,500	3,013,245
AnaptysBio, Inc.*	6,800	146,200
Anavex Life Sciences Corp. (x)*	38,200	206,280
Anika Therapeutics, Inc.*	4,700	212,722
Annexon, Inc. (x)*	3,600	90,108
Apellis Pharmaceuticals, Inc.*	28,500	1,630,200
Applied Genetic Technologies Corp.*	4,200	17,178
Applied Molecular Transport, Inc. (x)*	3,800	116,926
Applied Therapeutics, Inc.*	7,000	154,070
Aprea Therapeutics, Inc.*	5,000	24,600
Aptinyx, Inc. (x)*	3,200	11,072
Arcturus Therapeutics Holdings, Inc.*	10,200	442,476
Arcus Biosciences, Inc.*	14,700	381,612
Arcutis Biotherapeutics, Inc.*	6,300	177,219
Ardelyx, Inc.*	27,700	179,219
Arena Pharmaceuticals, Inc.*	94,334	7,247,681
Arrowhead Pharmaceuticals, Inc.*	46,600	3,575,618
Ascendis Pharma A/S (ADR)*	37,202	6,204,550
Assembly Biosciences, Inc.*	11,200	67,760
Atara Biotherapeutics, Inc.*	29,500	579,085
Athenex, Inc.*	37,800	418,068
Athersys, Inc. (x)*	43,000	75,250
Atreca, Inc., Class A*	12,800	206,720
AVEO Pharmaceuticals, Inc. (x)*	12,500	72,125
Avid Bioservices, Inc.*	24,500	282,730
Avidity Biosciences, Inc.*	3,700	94,424
Avrobio, Inc.*	11,100	154,734
Axcella Health, Inc.*	2,400	12,456
Beam Therapeutics, Inc. (x)*	17,300	1,412,372
Beyondspring, Inc. (x)*	12,200	148,840
BioCryst Pharmaceuticals, Inc. (x)*	77,400	576,630
Biohaven Pharmaceutical Holding Co. Ltd.*	102,925	8,821,702
Black Diamond Therapeutics, Inc.*	5,100	163,455
Blueprint Medicines Corp.*	111,216	12,472,874
BrainStorm Cell Therapeutics, Inc. (x)*	16,300	73,758
Bridgebio Pharma, Inc. (x)*	34,291	2,438,433
Cabaletta Bio, Inc.*	3,300	41,184
Calithera Biosciences, Inc.*	32,600	160,066
Calyxt, Inc. (x)*	10,900	45,998
CareDx, Inc.*	23,500	1,702,575
CASI Pharmaceuticals, Inc.*	15,200	44,840
Catalyst Biosciences, Inc.*	4,800	30,288
Catalyst Pharmaceuticals, Inc.*	57,600	192,384
Cellular Biomedicine Group, Inc.*	4,300	79,034
CEL-SCI Corp. (x)*	8,700	101,442
Centogene NV*	600	6,468
Checkpoint Therapeutics, Inc. (x)*	1,700	4,505
ChemoCentryx, Inc.*	22,200	1,374,624
Chimerix, Inc.*	57,100	275,793
Chinook Therapeutics, Inc.*	9,340	148,132
Cidara Therapeutics, Inc.*	2,000	4,000
Clovis Oncology, Inc. (x)*	28,400	136,320
Coherus Biosciences, Inc.*	380,217	6,608,171
Concert Pharmaceuticals, Inc.*	15,800	199,712
Constellation Pharmaceuticals, Inc.*	13,500	388,800
ContraFect Corp. (x)*	5,200	26,260
Cortexyme, Inc. (x)*	7,800	216,684
Crinetics Pharmaceuticals, Inc.*	11,600	163,676
Cue Biopharma, Inc.*	11,300	141,363
Cyclerion Therapeutics, Inc.*	17,980	55,019
Cytokinetics, Inc.*	32,500	675,350
CytomX Therapeutics, Inc.*	21,200	138,860
Deciphera Pharmaceuticals, Inc.*	124,657	7,114,175
Denali Therapeutics, Inc.*	31,300	2,621,688
DermTech, Inc.*	100	3,244
Dicerna Pharmaceuticals, Inc.*	32,400	713,772
Dyadic International, Inc. (x)*	7,500	40,350
Dynavax Technologies Corp. (x)*	15,300	68,085
Eagle Pharmaceuticals, Inc.*	3,500	162,995
Editas Medicine, Inc.*	27,600	1,935,036
Eidos Therapeutics, Inc.*	6,100	802,638
Eiger BioPharmaceuticals, Inc.*	18,500	227,365
Emergent BioSolutions, Inc.*	24,400	2,186,240
Enanta Pharmaceuticals, Inc.*	7,900	332,590
Enochian Biosciences, Inc. (x)*	14,300	42,185
Epizyme, Inc.*	54,200	588,612
Esperion Therapeutics, Inc. (x)*	13,300	345,800
Evelo Biosciences, Inc. (x)*	5,500	66,495
Exicure, Inc.*	8,600	15,222
Fate Therapeutics, Inc.*	32,200	2,927,946
Fennec Pharmaceuticals, Inc.*	800	5,960
FibroGen, Inc.*	42,600	1,580,034
Five Prime Therapeutics, Inc.*	27,400	466,074
Flexion Therapeutics, Inc. (x)*	17,900	206,566
Forma Therapeutics Holdings, Inc.*	7,900	275,710
Fortress Biotech, Inc.*	18,800	59,596
Frequency Therapeutics, Inc. (x)*	14,000	493,640
Galectin Therapeutics, Inc. (x)*	10,000	22,400

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Galera Therapeutics, Inc.*	600	$6,138
Generation Bio Co.*	2,900	82,215
Genprex, Inc. (x)*	20,500	85,075
Geron Corp. (x)*	80,200	127,518
GlycoMimetics, Inc.*	35,700	134,232
Gossamer Bio, Inc.*	19,900	192,433
Gritstone Oncology, Inc.*	15,400	60,676
Halozyme Therapeutics, Inc.*	67,700	2,891,467
Harpoon Therapeutics, Inc. (x)*	9,700	161,117
Heron Therapeutics, Inc. (x)*	43,700	924,911
Homology Medicines, Inc.*	15,700	177,253
Hookipa Pharma, Inc.*	4,100	45,469
iBio, Inc.*	2,200	2,310
Ideaya Biosciences, Inc.*	9,400	131,600
IGM Biosciences, Inc. (x)*	3,300	291,357
ImmunoGen, Inc.*	106,300	685,635
Immunovant, Inc.*	17,100	789,849
Inovio Pharmaceuticals, Inc. (x)*	71,700	634,545
Inozyme Pharma, Inc. (x)*	1,400	28,896
Insmed, Inc.*	50,400	1,677,816
Intellia Therapeutics, Inc.*	22,500	1,224,000
Intercept Pharmaceuticals, Inc.*	11,700	288,990
Invitae Corp. (x)*	57,500	2,404,075
Iovance Biotherapeutics, Inc.*	170,060	7,890,784
Ironwood Pharmaceuticals, Inc.*	72,800	829,192
iTeos Therapeutics, Inc.*	2,500	84,550
IVERIC bio, Inc.*	34,500	238,395
Jounce Therapeutics, Inc.*	29,300	205,100
Kadmon Holdings, Inc.*	105,500	437,825
KalVista Pharmaceuticals, Inc.*	11,200	212,688
Karuna Therapeutics, Inc.*	7,700	782,243
Karyopharm Therapeutics, Inc.*	43,400	671,832
Keros Therapeutics, Inc.*	6,100	430,294
Kezar Life Sciences, Inc.*	34,100	178,002
Kindred Biosciences, Inc.*	21,600	93,096
Kiniksa Pharmaceuticals Ltd., Class A*	9,900	174,933
Kodiak Sciences, Inc.*	67,063	9,852,225
Krystal Biotech, Inc.*	4,900	294,000
Kura Oncology, Inc.*	26,400	862,224
Kymera Therapeutics, Inc. (x)*	2,600	161,200
La Jolla Pharmaceutical Co. (x)*	35,200	136,576
Legend Biotech Corp. (ADR)*	99,570	2,803,891
Ligand Pharmaceuticals, Inc. (x)*	9,450	939,803
LogicBio Therapeutics, Inc. (x)*	1,200	9,156
MacroGenics, Inc.*	24,700	564,642
Madrigal Pharmaceuticals, Inc. (x)*	27,223	3,026,381
Magenta Therapeutics, Inc.*	20,400	159,936
MannKind Corp. (x)*	103,900	325,207
Marker Therapeutics, Inc. (x)*	22,200	32,190
MediciNova, Inc. (x)*	18,500	97,310
MEI Pharma, Inc.*	49,300	130,152
MeiraGTx Holdings plc*	12,300	186,222
Mersana Therapeutics, Inc.*	22,900	609,369
Minerva Neurosciences, Inc.*	78,300	183,222
Mirati Therapeutics, Inc.*	20,187	4,433,873
Mirum Pharmaceuticals, Inc.*	6,600	115,236
Molecular Templates, Inc.*	13,200	123,948
Morphic Holding, Inc. (x)*	6,300	211,365
Mustang Bio, Inc.*	18,000	68,130
Myriad Genetics, Inc.*	38,100	753,428
NantKwest, Inc. (x)*	11,300	150,629
Natera, Inc.*	34,800	3,463,296
Neoleukin Therapeutics, Inc.*	14,300	201,630
NeuBase Therapeutics, Inc.*	4,300	30,057
NeuroBo Pharmaceuticals, Inc. (x)*	500	2,625
NextCure, Inc.*	11,249	122,614
Nkarta, Inc. (x)*	7,700	473,319
Novavax, Inc. (x)*	30,400	3,389,904
Nurix Therapeutics, Inc. (x)*	2,600	85,488
Nymox Pharmaceutical Corp.*	4,400	10,912
OPKO Health, Inc. (x)*	204,200	806,590
Organogenesis Holdings, Inc.*	13,400	100,902
Orgenesis, Inc.*	1,700	7,650
ORIC Pharmaceuticals, Inc.*	10,300	348,655
Ovid therapeutics, Inc. (x)*	21,800	50,358
Oyster Point Pharma, Inc.*	7,000	131,740
Passage Bio, Inc.*	7,600	194,332
PDL BioPharma, Inc. (r)*	73,900	182,533
PhaseBio Pharmaceuticals, Inc. (x)*	28,100	94,416
Pieris Pharmaceuticals, Inc.*	30,900	77,250
PMV Pharmaceuticals, Inc. (x)*	6,300	387,513
Poseida Therapeutics, Inc. (x)*	3,200	35,104
Precigen, Inc. (x)*	29,400	299,880
Precision BioSciences, Inc.*	24,200	201,828
Prelude Therapeutics, Inc. (x)*	2,300	164,565
Prevail Therapeutics, Inc.*	11,400	262,998
Protagonist Therapeutics, Inc.*	11,200	225,792
Prothena Corp. plc*	17,400	208,974
PTC Therapeutics, Inc.*	152,200	9,288,766
Puma Biotechnology, Inc.*	25,700	263,682
Radius Health, Inc.*	21,800	389,348
RAPT Therapeutics, Inc.*	6,400	126,400
REGENXBIO, Inc.*	18,700	848,232
Relay Therapeutics, Inc.*	15,800	656,648
Replimune Group, Inc.*	8,200	312,830
REVOLUTION Medicines, Inc.*	18,900	748,251
Rhythm Pharmaceuticals, Inc.*	16,700	496,491
Rigel Pharmaceuticals, Inc.*	32,600	114,100
Rocket Pharmaceuticals, Inc.*	15,900	871,956
Rubius Therapeutics, Inc. (x)*	28,300	214,797
Sangamo Therapeutics, Inc.*	47,800	745,919
Sarepta Therapeutics, Inc.*	75,500	12,871,995
Savara, Inc.*	18,500	21,275
Scholar Rock Holding Corp.*	10,400	504,712
Selecta Biosciences, Inc. (x)*	51,400	155,742
Seres Therapeutics, Inc.*	22,300	546,350
Soleno Therapeutics, Inc.*	8,600	16,598
Solid Biosciences, Inc. (x)*	23,700	179,646
Sorrento Therapeutics, Inc. (x)*	108,400	739,830
Spectrum Pharmaceuticals, Inc.*	41,700	142,197
Spero Therapeutics, Inc. (x)*	7,206	139,724
SpringWorks Therapeutics, Inc.*	10,600	768,712
Stoke Therapeutics, Inc.*	6,100	377,773
Sutro Biopharma, Inc.*	5,900	128,089
Syndax Pharmaceuticals, Inc.*	5,300	117,872
Syros Pharmaceuticals, Inc.*	18,500	200,725
TCR2 Therapeutics, Inc.*	7,600	235,068
TG Therapeutics, Inc.*	54,400	2,829,888

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Translate Bio, Inc.*	25,200	$464,436
Travere Therapeutics, Inc.*	24,000	654,120
Turning Point Therapeutics, Inc.*	82,163	10,011,562
Twist Bioscience Corp.*	14,900	2,105,221
Ultragenyx Pharmaceutical, Inc.*	102,812	14,232,265
UroGen Pharma Ltd. (x)*	8,700	156,774
Vanda Pharmaceuticals, Inc.*	21,603	283,863
Vaxcyte, Inc. (x)*	8,900	236,473
VBI Vaccines, Inc. (x)*	9,200	25,300
Veracyte, Inc.*	28,100	1,375,214
Vericel Corp. (x)*	28,200	870,816
Viela Bio, Inc.*	10,000	359,700
Viking Therapeutics, Inc. (x)*	30,200	170,026
Vir Biotechnology, Inc. (x)*	241,612	6,470,369
Voyager Therapeutics, Inc.*	14,400	102,960
X4 Pharmaceuticals, Inc.*	4,100	26,363
XBiotech, Inc. (x)*	12,600	197,190
Xencor, Inc.*	27,600	1,204,188
XOMA Corp. (x)*	1,400	61,782
Y-mAbs Therapeutics, Inc.*	14,900	737,699
Zentalis Pharmaceuticals, Inc.*	13,510	701,709
ZIOPHARM Oncology, Inc. (x)*	54,565	137,504

		240,859,495

Health Care Equipment & Supplies (4.1%)
Accelerate Diagnostics, Inc. (x)*	14,100	106,878
Accuray, Inc.*	55,667	232,131
Acutus Medical, Inc.*	2,700	77,787
Alphatec Holdings, Inc.*	16,700	242,484
AngioDynamics, Inc.*	20,600	315,798
Antares Pharma, Inc.*	50,200	200,298
Apyx Medical Corp.*	5,600	40,320
Aspira Women’s Health, Inc. (x)*	34,500	231,495
AtriCure, Inc.*	20,900	1,163,503
Atrion Corp.	700	449,568
Avanos Medical, Inc.*	25,500	1,169,940
Axogen, Inc.*	18,800	336,520
Axonics Modulation Technologies, Inc. (x)*	15,200	758,784
Bellerophon Therapeutics, Inc. (x)*	1,800	12,006
Beyond Air, Inc. (x)*	1,000	5,270
BioLife Solutions, Inc.*	8,000	319,120
BioSig Technologies, Inc. (x)*	25,600	99,840
Cantel Medical Corp.	18,900	1,490,454
Cardiovascular Systems, Inc.*	19,100	835,816
Cerus Corp.*	72,400	501,008
Chembio Diagnostics, Inc. (x)*	13,200	62,700
Co-Diagnostics, Inc. (x)*	16,400	152,520
CONMED Corp.	12,800	1,433,600
CryoLife, Inc.*	16,300	384,843
CryoPort, Inc. (x)*	16,700	732,796
Cutera, Inc.*	14,100	339,951
CytoSorbents Corp.*	20,100	160,197
Electromed, Inc.*	200	1,962
ESC Co. (r)*	68,345	—
FONAR Corp.*	300	5,208
GenMark Diagnostics, Inc.*	34,400	502,240
Glaukos Corp.*	21,076	1,586,180
Heska Corp.*	3,300	480,645
Inari Medical, Inc.*	137,814	12,029,784
Inogen, Inc.*	6,900	308,292
Insulet Corp.*	55,125	14,091,604
Integer Holdings Corp.*	15,100	1,225,969
IntriCon Corp.*	10,000	181,000
Invacare Corp.	26,400	236,280
iRadimed Corp.*	4,700	107,160
iRhythm Technologies, Inc.*	81,690	19,377,685
Lantheus Holdings, Inc.*	33,100	446,519
LeMaitre Vascular, Inc.	5,200	210,600
LENSAR, Inc.*	6,290	45,602
LivaNova plc*	23,600	1,562,556
Meridian Bioscience, Inc.*	24,400	456,036
Merit Medical Systems, Inc.*	27,375	1,519,586
Mesa Laboratories, Inc.	2,300	659,272
Milestone Scientific, Inc.*	2,800	5,936
Misonix, Inc.*	7,500	93,750
Natus Medical, Inc.*	15,100	302,604
Nemaura Medical, Inc. (x)*	800	3,016
Neogen Corp.*	25,533	2,024,767
Nevro Corp.*	16,700	2,890,770
NuVasive, Inc.*	26,800	1,509,644
OraSure Technologies, Inc.*	32,300	341,896
Orthofix Medical, Inc.*	11,400	489,972
OrthoPediatrics Corp.*	2,500	103,125
PAVmed, Inc. (x)*	200	424
Pulmonx Corp. (x)*	5,400	372,708
Pulse Biosciences, Inc. (x)*	5,970	142,444
Quotient Ltd.*	40,100	208,921
Repro-Med Systems, Inc.*	14,300	86,086
Retractable Technologies, Inc. (x)*	10,600	113,844
Rockwell Medical, Inc.*	32,700	33,027
SeaSpine Holdings Corp.*	14,900	260,005
Shockwave Medical, Inc.*	13,956	1,447,516
SI-BONE, Inc.*	13,400	400,660
Sientra, Inc.*	62,100	241,569
Silk Road Medical, Inc.*	208,754	13,147,327
Soliton, Inc. (x)*	15,800	121,344
STAAR Surgical Co.*	22,500	1,782,450
Stereotaxis, Inc.*	9,800	49,882
Surgalign Holdings, Inc.*	42,200	92,418
Surmodics, Inc.*	5,000	217,600
Tactile Systems Technology, Inc.*	8,200	368,508
Tela Bio, Inc.*	300	4,512
TransMedics Group, Inc.*	11,200	222,880
Utah Medical Products, Inc.	1,500	126,450
Vapotherm, Inc. (x)*	7,200	193,392
Varex Imaging Corp.*	11,400	190,152
ViewRay, Inc. (x)*	45,100	172,282
VolitionRX Ltd. (x)*	4,200	16,338
Zynex, Inc. (x)*	9,300	125,178

		94,793,204

Health Care Providers & Services (3.1%)
1Life Healthcare, Inc.*	38,500	1,680,525
AdaptHealth Corp.*	7,400	277,944
Addus HomeCare Corp.*	6,900	807,921
Amedisys, Inc.*	68,700	20,151,771
American Renal Associates Holdings, Inc.*	16,400	187,780
AMN Healthcare Services, Inc.*	24,000	1,638,000
Apollo Medical Holdings, Inc.*	10,600	193,662

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
BioTelemetry, Inc.*	19,000	$1,369,520
Brookdale Senior Living, Inc.*	71,500	316,745
Castle Biosciences, Inc.*	5,500	369,325
Community Health Systems, Inc.*	46,300	344,009
CorVel Corp.*	6,000	636,000
Covetrus, Inc.*	48,900	1,405,386
Cross Country Healthcare, Inc.*	22,400	198,688
Ensign Group, Inc. (The)	26,100	1,903,212
Enzo Biochem, Inc.*	50,200	126,504
Exagen, Inc.*	2,100	27,720
Five Star Senior Living, Inc.*	1,100	7,590
Guardant Health, Inc.*	151,684	19,549,034
Hanger, Inc.*	16,800	369,432
HealthEquity, Inc.*	37,800	2,635,038
InfuSystem Holdings, Inc.*	2,900	54,462
Joint Corp. (The)*	9,500	249,470
LHC Group, Inc.*	14,973	3,194,040
Magellan Health, Inc.*	11,900	985,796
MEDNAX, Inc.*	41,300	1,013,502
National HealthCare Corp.	6,100	405,101
National Research Corp.	5,100	218,025
Ontrak, Inc. (x)*	2,400	148,296
Option Care Health, Inc.*	17,150	268,226
Owens & Minor, Inc.	32,050	866,952
Patterson Cos., Inc.	38,700	1,146,681
Pennant Group, Inc. (The)*	11,700	679,302
PetIQ, Inc. (x)*	5,900	226,855
Progenity, Inc. (x)*	1,100	5,841
Progyny, Inc.*	13,100	555,309
Providence Service Corp. (The)*	4,900	679,287
R1 RCM, Inc.*	47,200	1,133,744
RadNet, Inc.*	18,500	362,045
Select Medical Holdings Corp.*	50,019	1,383,526
Sharps Compliance Corp. (x)*	100	945
Surgery Partners, Inc.*	7,000	203,070
Tenet Healthcare Corp.*	53,600	2,140,248
Tivity Health, Inc.*	20,732	406,140
Triple-S Management Corp., Class B*	10,013	213,778
US Physical Therapy, Inc.	6,200	745,550
Viemed Healthcare, Inc.*	14,200	110,192

		71,592,189

Health Care Technology (0.9%)
Accolade, Inc. (x)*	3,500	152,250
Allscripts Healthcare Solutions, Inc.*	88,300	1,275,052
American Well Corp., Class A (x)*	293,460	7,433,342
Computer Programs and Systems, Inc.	7,400	198,616
Evolent Health, Inc., Class A*	27,900	447,237
Health Catalyst, Inc.*	16,100	700,833
HealthStream, Inc.*	9,900	216,216
HMS Holdings Corp.*	47,400	1,741,950
iCAD, Inc. (x)*	7,200	95,040
Inovalon Holdings, Inc., Class A*	37,900	688,643
Inspire Medical Systems, Inc.*	13,000	2,445,170
NantHealth, Inc. (x)*	27,400	88,502
NextGen Healthcare, Inc.*	27,800	507,072
Omnicell, Inc.*	20,900	2,508,418
OptimizeRx Corp. (x)*	5,600	174,496
Phreesia, Inc.*	15,400	835,604
Schrodinger, Inc.*	14,310	1,133,066
Simulations Plus, Inc.	6,300	453,096
Tabula Rasa HealthCare, Inc. (x)*	8,200	351,288
Vocera Communications, Inc.*	12,100	502,513

		21,948,404

Life Sciences Tools & Services (2.7%)
10X Genomics, Inc., Class A*	126,308	17,885,213
Berkeley Lights, Inc. (x)*	54,284	4,853,532
Champions Oncology, Inc.*	200	2,158
ChromaDex Corp.*	29,700	142,560
Codexis, Inc.*	24,000	523,920
Fluidigm Corp.*	16,800	100,800
Harvard Bioscience, Inc.*	1,500	6,435
ICON plc*	64,150	12,507,967
Luminex Corp.	19,100	441,592
Medpace Holdings, Inc.*	12,800	1,781,760
NanoString Technologies, Inc.*	19,200	1,284,096
NeoGenomics, Inc.*	51,600	2,778,144
Pacific Biosciences of California, Inc.*	81,700	2,119,298
Personalis, Inc.*	7,700	281,897
Quanterix Corp.*	7,300	339,450
Repligen Corp.*	99,669	19,099,571

		64,148,393

Pharmaceuticals (1.0%)
AcelRx Pharmaceuticals, Inc. (x)*	13,400	16,616
Aerie Pharmaceuticals, Inc.*	12,700	171,577
Agile Therapeutics, Inc. (x)*	20,600	59,122
Amneal Pharmaceuticals, Inc.*	39,800	181,886
Amphastar Pharmaceuticals, Inc.*	16,400	329,804
ANI Pharmaceuticals, Inc.*	6,100	177,144
Aquestive Therapeutics, Inc. (x)*	7,900	42,265
Arvinas, Inc.*	14,600	1,239,978
Atea Pharmaceuticals, Inc. (x)*	4,500	188,010
Avenue Therapeutics, Inc. (x)*	500	2,975
Axsome Therapeutics, Inc.*	12,500	1,018,375
BioDelivery Sciences International, Inc.*	46,300	194,460
Cara Therapeutics, Inc.*	17,700	267,801
Cassava Sciences, Inc. (x)*	24,800	169,136
Cerecor, Inc.*	8,200	21,648
Chiasma, Inc.*	18,200	79,170
Collegium Pharmaceutical, Inc.*	15,400	308,462
Corcept Therapeutics, Inc.*	56,200	1,470,192
CorMedix, Inc. (x)*	14,400	106,992
Cymabay Therapeutics, Inc.*	26,100	149,814
Durect Corp.*	5,100	10,557
Eloxx Pharmaceuticals, Inc. (x)*	10,400	41,392
Endo International plc*	105,600	758,208
Evofem Biosciences, Inc. (x)*	46,909	113,051
Evolus, Inc. (x)*	32,100	107,856
Fulcrum Therapeutics, Inc.*	8,200	96,022
Harmony Biosciences Holdings, Inc.*	2,300	83,145
Harrow Health, Inc. (x)*	400	2,744
IMARA, Inc.*	2,800	61,740
Innoviva, Inc.*	27,500	340,725

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Intersect ENT, Inc.*	17,100	$391,590
Intra-Cellular Therapies, Inc.*	32,000	1,017,600
Kala Pharmaceuticals, Inc. (x)*	17,100	115,938
Kaleido Biosciences, Inc. (x)*	9,100	82,810
Lannett Co., Inc.*	26,400	172,128
Liquidia Technologies, Inc. (x)*	9,300	27,435
Lyra Therapeutics, Inc.*	1,300	14,820
Marinus Pharmaceuticals, Inc. (x)*	13,725	167,439
NGM Biopharmaceuticals, Inc.*	8,100	245,389
Ocular Therapeutix, Inc.*	31,000	641,700
Odonate Therapeutics, Inc.*	5,400	103,680
Omeros Corp. (x)*	25,900	369,981
Optinose, Inc. (x)*	25,000	103,500
Osmotica Pharmaceuticals plc (x)*	13,700	56,444
Pacira BioSciences, Inc.*	21,300	1,274,592
Paratek Pharmaceuticals, Inc. (x)*	34,000	212,840
Phathom Pharmaceuticals, Inc.*	3,900	129,558
Phibro Animal Health Corp., Class A	9,400	182,548
Pliant Therapeutics, Inc. (x)*	2,300	52,256
Prestige Consumer Healthcare, Inc.*	22,700	791,549
Provention Bio, Inc.*	21,100	357,434
Recro Pharma, Inc.*	22,700	64,695
Relmada Therapeutics, Inc. (x)*	5,300	169,971
Revance Therapeutics, Inc.*	258,485	7,325,465
Satsuma Pharmaceuticals, Inc.*	3,400	15,674
scPharmaceuticals, Inc.*	1,200	6,348
SIGA Technologies, Inc.*	28,500	207,195
Strongbridge Biopharma plc*	15,100	36,693
Supernus Pharmaceuticals, Inc.*	24,500	616,420
TherapeuticsMD, Inc. (x)*	81,400	98,494
Theravance Biopharma, Inc. (x)*	26,200	465,574
Tricida, Inc.*	20,300	143,115
Verrica Pharmaceuticals, Inc. (x)*	7,600	87,476
VYNE Therapeutics, Inc. (x)*	18,100	28,598
WaVe Life Sciences Ltd.*	16,200	127,494
Xeris Pharmaceuticals, Inc. (x)*	20,700	101,844
Zogenix, Inc.*	27,700	553,723

		24,370,877

Total Health Care		517,712,562

Industrials (15.0%)
Aerospace & Defense (1.1%)
AAR Corp.	17,100	619,362
Aerojet Rocketdyne Holdings, Inc.*	35,500	1,876,175
AeroVironment, Inc.*	10,000	869,000
Astronics Corp.*	6,700	88,641
Axon Enterprise, Inc.*	124,857	15,298,728
Cubic Corp.	14,800	918,192
Ducommun, Inc.*	1,300	69,810
Kaman Corp.	14,300	816,959
Kratos Defense & Security Solutions, Inc.*	59,500	1,632,085
Maxar Technologies, Inc.	28,100	1,084,379
Moog, Inc., Class A	15,100	1,197,430
National Presto Industries, Inc.	1,000	88,430
PAE, Inc.*	12,700	116,586
Park Aerospace Corp.	5,400	72,414
Parsons Corp.*	8,700	316,767
Vectrus, Inc.*	1,800	89,496

		25,154,454

Air Freight & Logistics (0.2%)
Air Transport Services Group, Inc.*	27,700	868,118
Atlas Air Worldwide Holdings, Inc.*	16,600	905,364
Echo Global Logistics, Inc.*	8,500	227,970
Forward Air Corp.	16,700	1,283,228
Hub Group, Inc., Class A*	15,000	855,000
Radiant Logistics, Inc.*	1,500	8,700

		4,148,380

Airlines (0.2%)
Allegiant Travel Co.	6,490	1,228,168
Hawaiian Holdings, Inc.	25,400	449,580
Mesa Air Group, Inc.*	4,200	28,098
SkyWest, Inc.	23,800	959,378
Spirit Airlines, Inc. (x)*	43,100	1,053,795

		3,719,019

Building Products (1.5%)
AAON, Inc.	20,562	1,370,046
Advanced Drainage Systems, Inc.	27,400	2,290,092
American Woodmark Corp.*	7,200	675,720
Apogee Enterprises, Inc.	12,300	389,664
Builders FirstSource, Inc.*	59,400	2,424,114
Caesarstone Ltd. (x)	7,300	94,097
Cornerstone Building Brands, Inc.*	2,900	26,912
CSW Industrials, Inc.	6,700	749,797
Gibraltar Industries, Inc.*	17,700	1,273,338
Griffon Corp.	15,100	307,738
Insteel Industries, Inc.	2,900	64,583
JELD-WEN Holding, Inc.*	31,717	804,343
Masonite International Corp.*	14,400	1,416,096
PGT Innovations, Inc.*	22,700	461,718
Quanex Building Products Corp.	12,300	272,691
Resideo Technologies, Inc.*	61,700	1,311,742
Simpson Manufacturing Co., Inc.	21,200	1,981,140
Trex Co., Inc.*	201,840	16,898,045
UFP Industries, Inc.	33,100	1,838,705

		34,650,581

Commercial Services & Supplies (1.4%)
ABM Industries, Inc.	35,200	1,331,968
ACCO Brands Corp.	33,800	285,610
Brady Corp., Class A	24,900	1,315,218
BrightView Holdings, Inc.*	4,500	68,040
Brink’s Co. (The)	27,100	1,951,200
Casella Waste Systems, Inc., Class A*	21,700	1,344,315
CECO Environmental Corp.*	5,600	38,976
Cimpress plc*	11,200	982,688
Copart, Inc.*	94,042	11,966,844
Covanta Holding Corp.	57,000	748,410
Deluxe Corp.	24,800	724,160
Ennis, Inc.	5,400	96,390
Harsco Corp.*	41,400	744,372

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Healthcare Services Group, Inc.	34,500	$969,450
Heritage-Crystal Clean, Inc.*	1,800	37,926
Herman Miller, Inc.	31,000	1,047,800
HNI Corp.	22,100	761,566
Interface, Inc.	1,100	11,550
KAR Auction Services, Inc.	64,400	1,198,484
Kimball International, Inc., Class B	4,300	51,385
Knoll, Inc.	24,700	362,596
Matthews International Corp., Class A	17,344	509,914
McGrath RentCorp	10,300	691,130
PICO Holdings, Inc.*	5,300	49,555
Pitney Bowes, Inc.	88,500	545,160
Quad/Graphics, Inc.	14,600	55,772
SP Plus Corp.*	5,700	164,331
Steelcase, Inc., Class A	44,100	597,555
Tetra Tech, Inc.	26,300	3,045,014
UniFirst Corp.	7,300	1,545,337
US Ecology, Inc.	14,290	519,156
Viad Corp.	1,300	47,021
VSE Corp.	1,200	46,188

		33,855,081

Construction & Engineering (1.2%)
Aegion Corp.*	4,500	85,455
Ameresco, Inc., Class A*	10,200	532,848
API Group Corp. (m)*	69,800	1,266,870
Arcosa, Inc.	22,600	1,241,418
Argan, Inc.	4,000	177,960
Comfort Systems USA, Inc.	20,900	1,100,594
Concrete Pumping Holdings, Inc.*	5,400	20,682
Construction Partners, Inc., Class A*	1,600	46,576
Dycom Industries, Inc.*	15,000	1,132,800
EMCOR Group, Inc.	25,600	2,341,376
Fluor Corp.	70,200	1,121,094
Granite Construction, Inc.	21,421	572,155
Great Lakes Dredge & Dock Corp.*	26,100	343,737
IES Holdings, Inc.*	600	27,624
Jacobs Engineering Group, Inc.	122,140	13,308,374
MasTec, Inc.*	27,500	1,874,950
MYR Group, Inc.*	5,600	336,560
Northwest Pipe Co.*	1,200	33,960
NV5 Global, Inc.*	3,900	307,242
Primoris Services Corp.	22,900	632,269
Sterling Construction Co., Inc.*	3,100	57,691
Tutor Perini Corp.*	200	2,590
WillScot Mobile Mini Holdings Corp.*	83,163	1,926,887

		28,491,712

Electrical Equipment (2.4%)
Allied Motion Technologies, Inc.	1,200	61,320
AMETEK, Inc.	90,065	10,892,461
Array Technologies, Inc.*	225,209	9,715,516
Atkore International Group, Inc.*	28,300	1,163,413
AZZ, Inc.	13,300	630,952
Bloom Energy Corp., Class A (x)*	42,400	1,215,184
Encore Wire Corp.	12,200	738,954
EnerSys	21,400	1,777,484
FuelCell Energy, Inc. (x)*	133,800	1,494,546
Plug Power, Inc.*	674,064	22,857,511
Powell Industries, Inc.	400	11,796
Preformed Line Products Co.	600	41,064
Sunrun, Inc.*	70,735	4,907,594
Thermon Group Holdings, Inc.*	2,200	34,386
TPI Composites, Inc.*	13,200	696,696
Vicor Corp.*	11,500	1,060,530

		57,299,407

Industrial Conglomerates (0.0%)
Raven Industries, Inc.	17,600	582,384

Machinery (3.5%)
Alamo Group, Inc.	5,100	703,545
Albany International Corp., Class A	17,900	1,314,218
Altra Industrial Motion Corp.	33,093	1,834,345
Astec Industries, Inc.	11,400	659,832
Barnes Group, Inc.	24,610	1,247,481
Blue Bird Corp.*	2,200	40,172
Chart Industries, Inc.*	18,500	2,179,115
CIRCOR International, Inc.*	7,000	269,080
Columbus McKinnon Corp.	9,300	357,492
Douglas Dynamics, Inc.	9,400	402,038
Eastern Co. (The)	1,300	31,330
Energy Recovery, Inc.*	6,100	83,204
Enerpac Tool Group Corp.	31,200	705,432
EnPro Industries, Inc.	9,700	732,544
ESCO Technologies, Inc.	13,600	1,403,792
Evoqua Water Technologies Corp.*	44,027	1,187,848
Federal Signal Corp.	27,900	925,443
Franklin Electric Co., Inc.	21,700	1,501,857
Gencor Industries, Inc.*	3,000	36,900
Gorman-Rupp Co. (The)	3,143	101,990
Graham Corp.	2,200	33,396
Greenbrier Cos., Inc. (The)	17,400	633,012
Helios Technologies, Inc.	12,000	639,480
Hillenbrand, Inc.	34,026	1,354,235
Hurco Cos., Inc.	1,200	36,000
Hyster-Yale Materials Handling, Inc.	1,000	59,550
IDEX Corp.	53,625	10,682,100
Ingersoll Rand, Inc.*	285,594	13,011,663
John Bean Technologies Corp.	15,100	1,719,437
Kadant, Inc.	5,700	803,586
Kennametal, Inc.	41,200	1,493,088
L B Foster Co., Class A*	2,200	33,110
Lindsay Corp.	5,100	655,146
Luxfer Holdings plc	6,700	110,014
Lydall, Inc.*	6,000	180,180
Manitowoc Co., Inc. (The)*	2,700	35,937
Mayville Engineering Co., Inc.*	1,900	25,498
Meritor, Inc.*	42,500	1,186,175
Miller Industries, Inc.	1,600	60,832
Mueller Industries, Inc.	31,800	1,116,498
Mueller Water Products, Inc., Class A	75,800	938,404
Navistar International Corp.*	26,600	1,169,336
NN, Inc.*	12,600	82,782

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Nordson Corp.	72,740	$14,617,103
Omega Flex, Inc.	400	58,400
Park-Ohio Holdings Corp.	1,400	43,260
Proto Labs, Inc.*	13,100	2,009,540
RBC Bearings, Inc.*	12,500	2,238,000
REV Group, Inc.	5,900	51,979
Rexnord Corp.	59,700	2,357,553
Shyft Group, Inc. (The)	13,300	377,454
SPX Corp.*	21,700	1,183,518
SPX FLOW, Inc.*	19,900	1,153,404
Standex International Corp.	6,600	511,632
Tennant Co.	9,200	645,564
Terex Corp.	29,400	1,025,766
TriMas Corp.*	21,100	668,237
Wabash National Corp.	29,000	499,670
Watts Water Technologies, Inc., Class A	13,492	1,641,976
Welbilt, Inc.*	60,300	795,960

		81,656,133

Marine (0.1%)
Costamare, Inc.	3,600	29,808
Eagle Bulk Shipping, Inc. (x)*	1,556	29,564
Genco Shipping & Trading Ltd.	6,100	44,896
Matson, Inc.	23,300	1,327,401
SEACOR Holdings, Inc.*	9,500	393,775

		1,825,444

Professional Services (0.6%)
Acacia Research Corp.*	13,300	52,402
ASGN, Inc.*	24,600	2,054,838
Barrett Business Services, Inc.	1,200	81,852
BG Staffing, Inc.	3,600	48,564
CBIZ, Inc.*	25,100	667,911
CRA International, Inc.	600	30,558
Exponent, Inc.	25,500	2,295,765
Forrester Research, Inc.*	2,000	83,800
Franklin Covey Co.*	3,100	69,037
GP Strategies Corp.*	2,800	33,208
Huron Consulting Group, Inc.*	13,569	799,893
ICF International, Inc.	8,000	594,640
Insperity, Inc.	18,500	1,506,270
Kelly Services, Inc., Class A	10,300	211,871
Kforce, Inc.	9,700	408,273
Korn Ferry	26,600	1,157,100
Mastech Digital, Inc.*	1,500	23,850
Mistras Group, Inc.*	2,900	22,504
Red Violet, Inc. (x)*	100	2,611
Resources Connection, Inc.	3,400	42,738
TriNet Group, Inc.*	22,600	1,821,560
TrueBlue, Inc.*	14,200	265,398
Upwork, Inc.*	46,200	1,594,824
Willdan Group, Inc.*	2,100	87,570

		13,957,037

Road & Rail (0.8%)
ArcBest Corp.	12,900	550,443
Avis Budget Group, Inc.*	27,500	1,025,750
Covenant Logistics Group, Inc., Class A*	6,400	94,784
Daseke, Inc.*	700	4,067
Heartland Express, Inc.	23,400	423,540
Kansas City Southern	64,080	13,080,651
Marten Transport Ltd.	26,949	464,331
PAM Transportation Services, Inc.*	200	9,800
Saia, Inc.*	12,700	2,296,160
Universal Logistics Holdings, Inc.	2,100	43,239
Werner Enterprises, Inc.	30,400	1,192,288

		19,185,053

Trading Companies & Distributors (2.0%)
Alta Equipment Group, Inc. (x)*	1,500	14,820
Applied Industrial Technologies, Inc.	19,000	1,481,810
Beacon Roofing Supply, Inc.*	31,200	1,253,928
BMC Stock Holdings, Inc.*	34,500	1,851,960
CAI International, Inc.	1,300	40,612
DXP Enterprises, Inc.*	7,000	155,610
EVI Industries, Inc. (x)*	1,400	41,888
GATX Corp.	17,800	1,480,604
General Finance Corp.*	3,700	31,487
GMS, Inc.*	28,100	856,488
H&E Equipment Services, Inc.	15,100	450,131
Herc Holdings, Inc.*	11,800	783,638
Lawson Products, Inc.*	700	35,637
MRC Global, Inc.*	8,800	58,344
NOW, Inc.*	1,500	10,770
Rush Enterprises, Inc., Class A	19,950	826,329
Rush Enterprises, Inc., Class B	1,400	53,046
SiteOne Landscape Supply, Inc.*	122,891	19,494,199
Systemax, Inc.	2,400	86,136
Textainer Group Holdings Ltd.*	24,200	464,156
Titan Machinery, Inc.*	1,400	27,370
Transcat, Inc.*	800	27,744
Triton International Ltd.	29,300	1,421,343
United Rentals, Inc.*	57,730	13,388,164
Veritiv Corp.*	1,800	37,422
WESCO International, Inc.*	23,103	1,813,586
Willis Lease Finance Corp.*	1,500	45,690

		46,232,912

Total Industrials		350,757,597

Information Technology (24.4%)
Communications Equipment (0.4%)
Acacia Communications, Inc.*	21,800	1,590,528
ADTRAN, Inc.	11,000	162,470
CalAmp Corp.*	12,600	124,992
Calix, Inc.*	25,500	758,880
Casa Systems, Inc.*	17,200	106,124
Comtech Telecommunications Corp.	1,600	33,104
Digi International, Inc.*	1,850	34,965
DZS, Inc.*	3,500	54,145
Extreme Networks, Inc.*	55,900	385,151
Genasys, Inc.*	1,200	7,824
Harmonic, Inc.*	16,200	119,718
Infinera Corp. (x)*	75,000	786,000
Inseego Corp. (x)*	32,200	498,134
InterDigital, Inc.	16,900	1,025,492
KVH Industries, Inc.*	7,500	85,125
NETGEAR, Inc.*	17,100	694,773
NetScout Systems, Inc.*	32,000	877,440

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
PCTEL, Inc.*	2,600	$17,082
Plantronics, Inc.	16,500	445,995
Ribbon Communications, Inc.*	1,300	8,528
Viavi Solutions, Inc.*	123,500	1,849,412

		9,665,882

Electronic Equipment, Instruments & Components (3.7%)
Akoustis Technologies, Inc. (x)*	9,400	114,962
Badger Meter, Inc.	15,000	1,410,900
Bel Fuse, Inc., Class B	1,700	25,551
Belden, Inc.	22,200	930,180
Benchmark Electronics, Inc.	24,300	656,343
Cognex Corp.	245,120	19,679,459
CTS Corp.	21,400	734,662
Daktronics, Inc.	6,300	29,484
ePlus, Inc.*	6,600	580,470
Fabrinet*	18,800	1,458,692
FARO Technologies, Inc.*	11,695	826,018
Fitbit, Inc., Class A*	144,700	983,960
II-VI, Inc.*	50,465	3,833,321
Insight Enterprises, Inc.*	16,000	1,217,440
Intellicheck, Inc. (x)*	4,600	52,463
IPG Photonics Corp.*	58,800	13,158,852
Iteris, Inc.*	2,200	12,430
Itron, Inc.*	20,000	1,918,000
Kimball Electronics, Inc.*	3,600	57,564
Knowles Corp.*	46,700	860,681
Littelfuse, Inc.	57,570	14,660,776
Luna Innovations, Inc.*	1,200	11,856
Methode Electronics, Inc.	18,800	719,664
MTS Systems Corp.	8,600	500,176
Napco Security Technologies, Inc.*	3,200	83,904
nLight, Inc.*	15,100	493,015
Novanta, Inc.*	118,120	13,964,146
OSI Systems, Inc.*	7,700	717,794
PAR Technology Corp.*	8,700	546,273
PC Connection, Inc.*	1,200	56,748
Plexus Corp.*	13,795	1,078,907
Powerfleet, Inc.*	3,300	24,519
Rogers Corp.*	8,700	1,351,023
Sanmina Corp.*	31,700	1,010,913
ScanSource, Inc.*	11,600	306,008
TTM Technologies, Inc.*	53,300	735,274
Vishay Intertechnology, Inc.	61,200	1,267,452
Vishay Precision Group, Inc.*	4,200	132,216
Wrap Technologies, Inc. (x)*	5,800	28,014

		86,230,110

IT Services (2.6%)
Cardtronics plc, Class A*	23,500	829,550
Cass Information Systems, Inc.	5,533	215,289
Conduent, Inc.*	59,900	287,520
CSG Systems International, Inc.	16,300	734,641
Endurance International Group Holdings, Inc.*	4,200	39,690
Evertec, Inc.	29,400	1,156,008
Evo Payments, Inc., Class A*	27,300	737,373
ExlService Holdings, Inc.*	17,500	1,489,775
GreenSky, Inc., Class A*	4,100	18,983
GTT Communications, Inc. (x)*	2,600	9,282
Hackett Group, Inc. (The)	4,300	61,877
I3 Verticals, Inc., Class A*	1,600	53,120
Information Services Group, Inc.*	1,700	5,576
International Money Express, Inc.*	2,000	31,040
Jack Henry & Associates, Inc.	54,199	8,779,696
KBR, Inc.	70,000	2,165,100
LiveRamp Holdings, Inc.*	30,976	2,267,133
ManTech International Corp., Class A	14,700	1,307,418
MAXIMUS, Inc.	30,520	2,233,759
MongoDB, Inc.*	63,090	22,651,834
NIC, Inc.	33,195	857,427
Paysign, Inc. (x)*	1,100	5,104
Perficient, Inc.*	19,700	938,705
Perspecta, Inc.	67,700	1,630,216
PFSweb, Inc.*	1,800	12,114
Repay Holdings Corp.*	29,100	792,975
Shift4 Payments, Inc., Class A*	102,963	7,763,410
StarTek, Inc.*	3,000	22,560
Sykes Enterprises, Inc.*	24,228	912,669
TTEC Holdings, Inc.	9,300	678,249
Tucows, Inc., Class A (x)*	3,200	236,448
Unisys Corp.*	29,900	588,432
Verra Mobility Corp.*	58,600	786,412
Virtusa Corp.*	15,800	807,854

		61,107,239

Semiconductors & Semiconductor Equipment (6.9%)
Advanced Energy Industries, Inc.*	19,400	1,881,218
Alpha & Omega Semiconductor Ltd.*	300	7,092
Ambarella, Inc.*	17,500	1,606,850
Amkor Technology, Inc.	51,700	779,636
Axcelis Technologies, Inc.*	14,600	425,152
Brooks Automation, Inc.	35,700	2,422,245
Cabot Microelectronics Corp.	15,420	2,333,046
CEVA, Inc.*	7,800	354,900
Cohu, Inc.	15,777	602,366
Cree, Inc.*	110,073	11,656,731
CyberOptics Corp.*	200	4,538
Diodes, Inc.*	21,300	1,501,650
DSP Group, Inc.*	3,000	49,770
Entegris, Inc.	225,923	21,711,200
FormFactor, Inc.*	35,661	1,534,136
GSI Technology, Inc.*	1,600	11,840
Ichor Holdings Ltd.*	5,000	150,725
Impinj, Inc.*	7,900	330,773
Lattice Semiconductor Corp.*	444,342	20,359,751
MACOM Technology Solutions Holdings, Inc.*	21,793	1,199,487
MaxLinear, Inc.*	35,756	1,365,522
MKS Instruments, Inc.	118,100	17,768,145
Monolithic Power Systems, Inc.	60,540	22,171,564
NVE Corp.	1,050	58,989
ON Semiconductor Corp.*	454,780	14,884,949
Onto Innovation, Inc.*	21,075	1,002,116
PDF Solutions, Inc.*	5,700	123,120
Photronics, Inc.*	19,700	219,852
Power Integrations, Inc.	28,600	2,341,196
Rambus, Inc.*	67,700	1,182,042
Semtech Corp.*	32,500	2,342,925

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Silicon Laboratories, Inc.*	21,200	$2,699,608
SiTime Corp.*	3,100	346,983
SunPower Corp. (x)*	38,800	994,832
Synaptics, Inc.*	19,000	1,831,600
Ultra Clean Holdings, Inc.*	18,200	566,930
Universal Display Corp.	93,329	21,447,004
Veeco Instruments, Inc.*	17,049	295,971

		160,566,454

Software (10.7%)
8x8, Inc.*	49,000	1,689,030
ACI Worldwide, Inc.*	58,781	2,258,954
Agilysys, Inc.*	7,650	293,607
Alarm.com Holdings, Inc.*	25,400	2,627,630
Altair Engineering, Inc., Class A*	19,500	1,134,510
American Software, Inc., Class A	4,700	80,699
Anaplan, Inc.*	250,340	17,986,929
ANSYS, Inc.*	10,191	3,707,486
Appfolio, Inc., Class A*	7,900	1,422,316
Appian Corp. (x)*	16,800	2,723,112
Asure Software, Inc.*	4,300	30,530
Avalara, Inc.*	115,598	19,060,954
Avaya Holdings Corp.*	49,400	946,010
Benefitfocus, Inc.*	9,300	134,664
Blackbaud, Inc.	25,400	1,462,024
Blackline, Inc.*	24,300	3,241,134
Bottomline Technologies DE, Inc.*	25,600	1,350,144
Box, Inc., Class A*	75,500	1,362,775
Cerence, Inc.*	18,300	1,838,784
Cloudera, Inc.*	102,013	1,419,001
CommVault Systems, Inc.*	20,200	1,118,474
Cornerstone OnDemand, Inc.*	34,300	1,510,572
Coupa Software, Inc.*	40,910	13,864,808
Crowdstrike Holdings, Inc., Class A*	26,450	5,602,639
Datadog, Inc., Class A*	100,090	9,852,860
Digital Turbine, Inc.*	42,300	2,392,488
Domo, Inc., Class B*	12,800	816,256
Ebix, Inc.	12,700	482,219
Envestnet, Inc.*	26,500	2,180,685
Fair Isaac Corp.*	37,780	19,307,091
GTY Technology Holdings, Inc.*	4,900	25,382
HubSpot, Inc.*	53,984	21,401,417
Intelligent Systems Corp. (x)*	2,100	84,231
j2 Global, Inc.*	23,000	2,246,870
LivePerson, Inc.*	31,300	1,947,799
Manhattan Associates, Inc.*	172,206	18,112,627
MicroStrategy, Inc., Class A*	4,000	1,554,200
Mimecast Ltd.*	28,100	1,597,204
Model N, Inc.*	15,100	538,768
OneSpan, Inc.*	3,600	74,448
Park City Group, Inc.*	1,900	9,101
Ping Identity Holding Corp.*	17,900	512,656
Progress Software Corp.	22,850	1,032,591
PROS Holdings, Inc.*	19,550	992,553
Q2 Holdings, Inc.*	25,500	3,226,515
QAD, Inc., Class A	4,400	277,992
Qualys, Inc.*	16,600	2,023,042
Rapid7, Inc.*	23,800	2,145,808
Rimini Street, Inc.*	100	443
RingCentral, Inc., Class A*	30,700	11,634,379
SailPoint Technologies Holdings, Inc.*	40,800	2,172,192
Sapiens International Corp. NV	12,800	391,808
SecureWorks Corp., Class A*	7,700	109,494
ShotSpotter, Inc.*	600	22,620
Smartsheet, Inc., Class A*	215,515	14,933,034
Sprout Social, Inc., Class A*	13,300	603,953
SPS Commerce, Inc.*	17,400	1,889,466
SVMK, Inc.*	59,400	1,517,670
Synchronoss Technologies, Inc.*	7,400	34,780
Telenav, Inc.*	1,100	5,170
Tenable Holdings, Inc.*	35,200	1,839,552
Upland Software, Inc.*	10,400	477,256
Varonis Systems, Inc.*	44,460	7,274,101
Verint Systems, Inc.*	30,121	2,023,529
VirnetX Holding Corp. (x)	9,200	46,368
Workiva, Inc.*	17,700	1,621,674
Xperi Holding Corp.	56,893	1,189,064
Yext, Inc.*	56,900	894,468
Zendesk, Inc.*	147,300	21,081,576
Zuora, Inc., Class A*	61,000	849,730

		250,313,916

Technology Hardware, Storage & Peripherals (0.1%)
3D Systems Corp. (x)*	56,000	586,880
Avid Technology, Inc.*	1,200	19,044
Diebold Nixdorf, Inc.*	33,100	352,846
Immersion Corp.*	13,800	155,802
Intevac, Inc.*	2,300	16,583
Quantum Corp.*	2,600	15,912
Super Micro Computer, Inc.*	22,200	702,852

		1,849,919

Total Information Technology		569,733,520

Materials (2.6%)
Chemicals (1.4%)
AdvanSix, Inc.*	9,200	183,908
AgroFresh Solutions, Inc.*	2,400	5,448
American Vanguard Corp.	10,300	159,856
Avient Corp.	43,084	1,735,424
Balchem Corp.	17,200	1,981,784
Chase Corp.	3,600	363,636
Ferro Corp.*	44,554	651,825
FMC Corp.	106,970	12,294,062
FutureFuel Corp.	9,100	115,570
GCP Applied Technologies, Inc.*	24,600	581,790
Hawkins, Inc.	900	47,079
HB Fuller Co.	26,900	1,395,572
Ingevity Corp.*	19,600	1,484,308
Innospec, Inc.	12,300	1,115,979
Koppers Holdings, Inc.*	7,000	218,120
Kraton Corp.*	14,800	411,292
Kronos Worldwide, Inc.	11,600	172,956
Livent Corp.*	69,100	1,301,844
Marrone Bio Innovations, Inc.*	2,100	2,625
Minerals Technologies, Inc.	16,000	993,920
Orion Engineered Carbons SA	27,600	473,064
PQ Group Holdings, Inc.	6,900	98,394
Quaker Chemical Corp.	7,000	1,773,730

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Rayonier Advanced Materials, Inc.*	14,000	$91,280
Sensient Technologies Corp.	21,900	1,615,563
Stepan Co.	11,100	1,324,452
Trecora Resources*	2,700	18,873
Trinseo SA	21,600	1,106,136
Tronox Holdings plc, Class A	41,000	599,420

		32,317,910

Construction Materials (0.0%)
Summit Materials, Inc., Class A*	69,746	1,400,500
United States Lime & Minerals, Inc.	800	91,200

		1,491,700

Containers & Packaging (0.1%)
Greif, Inc., Class A	11,500	539,120
Greif, Inc., Class B	1,900	91,922
Myers Industries, Inc.	8,200	170,396
O-I Glass, Inc.	78,100	929,390
Ranpak Holdings Corp.*	1,000	13,440
UFP Technologies, Inc.*	1,400	65,240

		1,809,508

Metals & Mining (0.9%)
Alcoa Corp.*	93,300	2,150,565
Allegheny Technologies, Inc.*	57,400	962,598
Arconic Corp.*	49,600	1,478,080
Caledonia Mining Corp. plc (x)	600	9,528
Carpenter Technology Corp.	21,800	634,816
Cleveland-Cliffs, Inc. (x)	203,903	2,968,828
Coeur Mining, Inc.*	122,870	1,271,704
Commercial Metals Co.	64,900	1,333,046
Compass Minerals International, Inc.	16,500	1,018,380
Fortitude Gold Corp. (r)*	943	990
Gold Resource Corp.	3,300	9,603
Haynes International, Inc.	1,400	33,376
Hecla Mining Co.	267,621	1,734,184
Kaiser Aluminum Corp.	8,100	801,090
Materion Corp.	12,600	802,872
Novagold Resources, Inc.*	125,900	1,217,453
Olympic Steel, Inc.	2,600	34,658
Ryerson Holding Corp.*	3,300	45,012
Schnitzer Steel Industries, Inc., Class A	12,200	389,302
SunCoke Energy, Inc.	22,530	98,005
TimkenSteel Corp.*	17,800	83,126
United States Steel Corp. (x)	109,200	1,831,284
Warrior Met Coal, Inc.	26,300	560,716
Worthington Industries, Inc.	17,699	908,667

		20,377,883

Paper & Forest Products (0.2%)
Boise Cascade Co.	17,900	855,620
Clearwater Paper Corp.*	1,028	38,807
Domtar Corp.	27,400	867,210
Glatfelter Corp.	17,900	293,202
Louisiana-Pacific Corp.	57,600	2,140,992
Neenah, Inc.	10,100	558,732
Schweitzer-Mauduit International, Inc.	16,000	643,360
Verso Corp., Class A	2,900	34,858

		5,432,781

Total Materials		61,429,782

Real Estate (3.4%)
Equity Real Estate Investment Trusts (REITs) (3.0%)
Acadia Realty Trust (REIT)	38,586	547,535
Agree Realty Corp. (REIT)	26,500	1,764,370
Alexander & Baldwin, Inc. (REIT)	38,251	657,152
Alexander’s, Inc. (REIT)	200	55,470
Alpine Income Property Trust, Inc. (REIT)	1,000	14,990
American Assets Trust, Inc. (REIT)	31,096	898,052
American Finance Trust, Inc. (REIT)	49,600	368,528
Armada Hoffler Properties, Inc. (REIT)	14,700	164,934
Bluerock Residential Growth REIT, Inc. (REIT)	8,400	106,428
BRT Apartments Corp. (REIT)	2,900	44,080
CareTrust REIT, Inc. (REIT)	44,300	982,574
CatchMark Timber Trust, Inc. (REIT), Class A	5,900	55,224
Centerspace (REIT)	5,632	397,844
Chatham Lodging Trust (REIT)	9,300	100,440
CIM Commercial Trust Corp. (REIT)	2,800	39,872
Clipper Realty, Inc. (REIT)	4,700	33,135
Colony Capital, Inc. (REIT)	241,900	1,163,539
Columbia Property Trust, Inc. (REIT)	57,100	818,814
Community Healthcare Trust, Inc. (REIT)	8,200	386,302
CoreCivic, Inc. (REIT)	56,000	366,800
CorEnergy Infrastructure Trust, Inc. (REIT)	6,200	42,470
CorePoint Lodging, Inc. (REIT)	11,000	75,680
DiamondRock Hospitality Co. (REIT)*	94,508	779,691
Diversified Healthcare Trust (REIT)	109,900	452,788
Easterly Government Properties, Inc. (REIT)	36,600	828,990
EastGroup Properties, Inc. (REIT)	18,680	2,578,961
Essential Properties Realty Trust, Inc. (REIT)	46,900	994,280
Farmland Partners, Inc. (REIT) (x)	7,800	67,860
Four Corners Property Trust, Inc. (REIT)	31,500	937,755
Franklin Street Properties Corp. (REIT)	32,180	140,627
Front Yard Residential Corp. (REIT)	15,200	246,240
GEO Group, Inc. (The) (REIT) (x)	59,371	526,027
Getty Realty Corp. (REIT)	13,664	376,307
Gladstone Commercial Corp. (REIT)	12,300	221,400
Gladstone Land Corp. (REIT)	1,500	21,960
Global Medical REIT, Inc. (REIT)	13,300	173,698
Global Net Lease, Inc. (REIT)	39,200	671,888

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Healthcare Realty Trust, Inc. (REIT)	65,300	$1,932,880
Hersha Hospitality Trust (REIT)	2,700	21,303
Independence Realty Trust, Inc. (REIT)	57,200	768,196
Industrial Logistics Properties Trust (REIT)	32,606	759,394
Innovative Industrial Properties, Inc. (REIT)	10,300	1,886,239
iStar, Inc. (REIT)	32,000	475,200
Kite Realty Group Trust (REIT)	45,782	684,899
Lexington Realty Trust (REIT)	143,045	1,519,138
LTC Properties, Inc. (REIT)	21,800	848,238
Macerich Co. (The) (REIT) (x)	70,700	754,369
Mack-Cali Realty Corp. (REIT)	46,100	574,406
Monmouth Real Estate Investment Corp. (REIT)	53,513	926,845
National Health Investors, Inc. (REIT)	20,200	1,397,234
National Storage Affiliates Trust (REIT)	31,900	1,149,357
New Senior Investment Group, Inc. (REIT)	27,600	142,968
NexPoint Residential Trust, Inc. (REIT)	8,700	368,097
Office Properties Income Trust (REIT)	26,912	611,441
One Liberty Properties, Inc. (REIT)	3,697	74,199
Pebblebrook Hotel Trust (REIT)	67,228	1,263,886
Physicians Realty Trust (REIT)	110,600	1,968,680
Piedmont Office Realty Trust, Inc. (REIT), Class A	60,400	980,292
PotlatchDeltic Corp. (REIT)	33,736	1,687,475
Preferred Apartment Communities, Inc. (REIT), Class A	1,700	12,580
PS Business Parks, Inc. (REIT)	10,220	1,357,931
QTS Realty Trust, Inc. (REIT), Class A	30,800	1,905,904
Retail Opportunity Investments Corp. (REIT)	51,500	689,585
Retail Properties of America, Inc. (REIT), Class A	106,900	915,064
Retail Value, Inc. (REIT)	5,914	87,941
RLJ Lodging Trust (REIT)	80,687	1,141,721
RPT Realty (REIT)	15,860	137,189
Ryman Hospitality Properties, Inc. (REIT)	23,216	1,573,116
Sabra Health Care REIT, Inc. (REIT)	105,443	1,831,545
Safehold, Inc. (REIT)	113,610	8,235,589
Saul Centers, Inc. (REIT)	2,700	85,536
Service Properties Trust (REIT)	81,700	938,733
SITE Centers Corp. (REIT)	76,300	772,156
STAG Industrial, Inc. (REIT)	73,800	2,311,416
Summit Hotel Properties, Inc. (REIT)	69,800	628,898
Sunstone Hotel Investors, Inc. (REIT)	110,114	1,247,592
Tanger Factory Outlet Centers, Inc. (REIT) (x)	43,700	435,252
Terreno Realty Corp. (REIT)	34,200	2,001,042
UMH Properties, Inc. (REIT)	3,600	53,316
Uniti Group, Inc. (REIT)	85,300	1,000,569
Universal Health Realty Income Trust (REIT)	7,650	491,665
Urban Edge Properties (REIT)	71,500	925,210
Washington REIT (REIT)	45,900	992,817
Whitestone REIT (REIT)	8,400	66,948
Xenia Hotels & Resorts, Inc. (REIT)	59,700	907,440

		69,644,196

Real Estate Management & Development (0.4%)
Altisource Portfolio Solutions SA*	4,000	51,520
CTO Realty Growth, Inc.	1,995	84,109
Cushman & Wakefield plc (x)*	66,900	992,127
eXp World Holdings, Inc.*	13,400	845,808
Forestar Group, Inc.*	3,849	77,673
FRP Holdings, Inc.*	2,200	100,210
Griffin Industrial Realty, Inc.*	600	37,500
Kennedy-Wilson Holdings, Inc.	58,103	1,039,463
Marcus & Millichap, Inc.*	9,200	342,516
Maui Land & Pineapple Co., Inc.*	3,400	39,202
Newmark Group, Inc., Class A	72,640	529,545
Rafael Holdings, Inc., Class B*	2,100	48,972
RE/MAX Holdings, Inc., Class A	4,300	156,219
Realogy Holdings Corp.*	52,800	692,736
Redfin Corp.*	47,773	3,278,661
RMR Group, Inc. (The), Class A	2,235	86,316
St Joe Co. (The)	16,000	679,200
Stratus Properties, Inc.*	800	20,400
Tejon Ranch Co.*	6,300	91,035

		9,193,212

Total Real Estate		78,837,408

Utilities (1.5%)
Electric Utilities (0.3%)
ALLETE, Inc.	22,200	1,375,068
Genie Energy Ltd., Class B	500	3,605
MGE Energy, Inc.	17,800	1,246,534
Otter Tail Corp.	18,200	775,502
PNM Resources, Inc.	40,300	1,955,759
Portland General Electric Co.	46,200	1,975,974

		7,332,442

Gas Utilities (0.5%)
Brookfield Infrastructure Corp., Class A (x)	16,582	1,198,879
Chesapeake Utilities Corp.	8,040	870,008
New Jersey Resources Corp.	40,700	1,446,885
Northwest Natural Holding Co.	17,100	786,429
ONE Gas, Inc.	26,100	2,003,697
South Jersey Industries, Inc.	53,200	1,146,460
Southwest Gas Holdings, Inc.	28,400	1,725,300
Spire, Inc.	25,300	1,620,212

		10,797,870

Independent Power and Renewable Electricity Producers (0.3%)
Atlantic Power Corp.*	6,700	14,070
Brookfield Renewable Corp.	46,721	2,722,403

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Clearway Energy, Inc., Class A	16,500	$487,575
Clearway Energy, Inc., Class C	36,192	1,155,611
Ormat Technologies, Inc.	19,200	1,733,376
Sunnova Energy International, Inc.*	26,000	1,173,380

		7,286,415

Multi-Utilities (0.2%)
Avista Corp.	32,500	1,304,550
Black Hills Corp.	30,000	1,843,500
NorthWestern Corp.	26,291	1,533,028
Unitil Corp.	1,100	48,697

		4,729,775

Water Utilities (0.2%)
American States Water Co.	17,200	1,367,572
California Water Service Group	23,000	1,242,690
Global Water Resources, Inc.	600	8,646
Middlesex Water Co.	10,100	731,947
SJW Group	11,900	825,384
York Water Co. (The)	4,100	191,060

		4,367,299

Total Utilities		34,513,801

Total Common Stocks (99.0%) (Cost $1,349,340,596)		2,313,909,982

	Number of Rights	Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Media (0.0%)
Media General, Inc., CVR (r)*	56,900	—

Total Communication Services		—

Financials (0.0%)
Diversified Financial Services (0.0%)
First Eagle Private Credit LLC, CVR (r)*	8,400	—

Total Financials		—

Health Care (0.0%)
Biotechnology (0.0%)
Achillion Pharmaceuticals, Inc., CVR (r)*	65,300	22,529
Aduro Biotech I, CVR (r)*	10,640	—
Alder Biopharmaceuticals, Inc., CVR (r)(x)*	30,100	19,865

		42,394

Pharmaceuticals (0.0%)
Dova Pharmaceuticals, Inc., CVR (r)(x)*	16,700	6,764
Omthera Pharmaceuticals, Inc., CVR (r)*	5,500	—

		6,764

Total Health Care		49,158

Total Rights (0.0%) (Cost $74,734)		49,158

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.4%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	10,000,000	10,000,000

	Principal Amount	Value (Note 1)
Repurchase Agreements (2.5%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $1,600,021, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145% - 2.500%, maturing 8/31/21 - 2/15/46; total market value $1,632,003. (xx)	$1,600,000	1,600,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $8,000,178, collateralized by various Foreign Government Agency Securities, ranging from 1.875% - 3.000%, maturing 6/15/22 - 9/27/23; total market value $8,160,029. (xx)	8,000,000	8,000,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $5,000,183, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $5,555,767. (xx)	5,000,000	5,000,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $8,847,208, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $9,024,102. (xx)	8,847,158	8,847,158
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $15,290,283, collateralized by various Common Stocks; total market value $16,989,006. (xx)	15,289,927	15,289,927
NBC Global Finance Ltd., 0.28%, dated 12/31/20, due 1/7/21, repurchase price $8,000,436, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 2.125% - 5.000%, maturing 2/28/23 - 5/15/37; total market value $8,873,778. (xx)	8,000,000	8,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $2,000,044, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125% - 3.625%, maturing 9/30/21 - 8/15/49; total market value $2,218,793. (xx)	$2,000,000	$2,000,000
Societe Generale SA, 0.08%, dated 12/31/20, due 1/7/21, repurchase price $10,000,156, collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/19/21 - 11/15/49; total market value $10,200,001. (xx)	10,000,000	10,000,000

Total Repurchase Agreements		58,737,085

Total Short-Term Investments (2.9%) (Cost $68,737,085)		68,737,085

Total Investments in Securities (101.9%) (Cost $1,418,152,415)		2,382,696,225
Other Assets Less Liabilities (-1.9%)		(45,431,023)

Net Assets (100%)		$2,337,265,202

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $1,674,194 or 0.1% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $86,663,250. This was collateralized by $22,935,005 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/14/21 - 8/15/50 and by cash of $68,737,085 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	—	American Depositary Receipt
CVR	—	Contingent Value Right
USD	—	United States Dollar

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	136	3/2021	USD	13,428,640	205,315

					205,315

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)(a)		Total
Assets:
Common Stocks
Communication Services	$26,167,095	$747,802	$—		$26,914,897
Consumer Discretionary	330,380,464	1,475,525	—		331,855,989
Consumer Staples	72,430,491	583,212	—		73,013,703
Energy	24,106,776	—	—		24,106,776
Financials	245,033,947	—	—		245,033,947
Health Care	517,530,029	—	182,533		517,712,562
Industrials	350,687,787	69,810	—		350,757,597
Information Technology	569,733,520	—	—		569,733,520
Materials	61,428,792	990	—		61,429,782
Real Estate	78,837,408	—	—		78,837,408
Utilities	34,513,801	—	—		34,513,801
Futures	205,315	—	—		205,315
Rights
Communication Services	—	—	—	(b)	—	(b)
Financials	—	—	—	(b)	—	(b)
Health Care	—	—	49,158		49,158
Short-Term Investments
Investment Company	10,000,000	—	—		10,000,000
Repurchase Agreements	—	58,737,085	—		58,737,085

Total Assets	$2,321,055,425	$61,614,424	$231,691		$2,382,901,540

Total Liabilities	$—	$—	$—		$—

Total	$2,321,055,425	$61,614,424	$231,691		$2,382,901,540

(a)	A security with a market value of $182,533 transferred from Level 1 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$205,315	*

Total		$205,315

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$2,502,406	$2,502,406

Total	$2,502,406	$2,502,406

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$174,877	$174,877

Total	$174,877	$174,877

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $8,865,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,065,155,644
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,321,588,780

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,025,838,424
Aggregate gross unrealized depreciation	(73,898,823)

Net unrealized appreciation	$951,939,601

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,430,961,939

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $1,359,415,330)	$2,323,959,140
Repurchase Agreements (Cost $58,737,085)	58,737,085
Cash	33,862,697
Cash held as collateral at broker for futures	1,341,000
Receivable for securities sold	2,939,648
Dividends, interest and other receivables	1,166,911
Receivable for Portfolio shares sold	328,609
Securities lending income receivable	98,682
Other assets	7,873

Total assets	2,422,441,645

LIABILITIES
Payable for return of collateral on securities loaned	68,737,085
Payable for securities purchased	14,036,610
Investment management fees payable	992,010
Payable for Portfolio shares redeemed	725,115
Administrative fees payable	240,096
Distribution fees payable – Class IB	201,939
Distribution fees payable – Class IA	135,160
Due to broker for futures variation margin	11,551
Trustees’ fees payable	2,184
Accrued expenses	94,693

Total liabilities	85,176,443

NET ASSETS	$2,337,265,202

Net assets were comprised of:
Paid in capital	$1,304,518,474
Total distributable earnings (loss)	1,032,746,728

Net assets	$2,337,265,202

Class IA
Net asset value, offering and redemption price per share, $649,099,396 / 29,683,951 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.87

Class IB
Net asset value, offering and redemption price per share, $976,317,034 / 50,017,308 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.52

Class K
Net asset value, offering and redemption price per share, $711,848,772 / 32,512,152 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.89

(x)	Includes value of securities on loan of $86,663,250.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $144,787 foreign withholding tax)	$11,938,895
Interest	102,773
Securities lending (net)	1,818,053

Total income	13,859,721

EXPENSES
Investment management fees	9,884,124
Administrative fees	2,376,493
Distribution fees – Class IB	1,917,247
Distribution fees – Class IA	1,283,754
Custodian fees	204,500
Printing and mailing expenses	149,529
Professional fees	112,757
Trustees’ fees	62,304
Miscellaneous	39,595

Total expenses	16,030,303

NET INVESTMENT INCOME (LOSS)	(2,170,582)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	339,848,059
Futures contracts	2,502,406

Net realized gain (loss)	342,350,465

Change in unrealized appreciation (depreciation) on:
Investments in securities	321,434,787
Futures contracts	174,877

Net change in unrealized appreciation (depreciation)	321,609,664

NET REALIZED AND UNREALIZED GAIN (LOSS)	663,960,129

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$661,789,547

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(2,170,582)	$2,564,174
Net realized gain (loss)	342,350,465	180,538,650
Net change in unrealized appreciation (depreciation)	321,609,664	278,615,425

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	661,789,547	461,718,249

Distributions to shareholders:
Class IA	(75,199,416)	(46,313,943)
Class IB	(124,634,278)	(75,461,260)
Class K	(84,311,989)	(58,255,079)

Total distributions to shareholders	(284,145,683)	(180,030,282)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,595,223 and 1,327,452 shares, respectively ]	29,094,255	24,235,428
Capital shares issued in reinvestment of dividends and distributions [ 3,564,717 and 2,570,142 shares, respectively ]	75,199,416	46,313,943
Capital shares repurchased [ (4,095,821) and (3,515,648) shares, respectively ]	(74,481,157)	(65,095,285)

Total Class IA transactions	29,812,514	5,454,086

Class IB
Capital shares sold [ 3,652,607 and 3,087,517 shares, respectively ]	61,918,160	52,201,285
Capital shares issued in reinvestment of dividends and distributions [ 6,612,440 and 4,620,208 shares, respectively ]	124,634,278	75,461,260
Capital shares repurchased [ (7,342,470) and (6,457,714) shares, respectively ]	(122,632,361)	(108,924,601)

Total Class IB transactions	63,920,077	18,737,944

Class K
Capital shares sold [ 7,182,613 and 551,883 shares, respectively ]	112,191,736	10,060,707
Capital shares issued in reinvestment of dividends and distributions [ 3,993,004 and 3,231,329 shares, respectively ]	84,311,989	58,255,079
Capital shares repurchased [ (13,336,526) and (9,426,702) shares, respectively ]	(264,632,709)	(172,447,609)

Total Class K transactions	(68,128,984)	(104,131,823)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	25,603,607	(79,939,793)

TOTAL INCREASE (DECREASE) IN NET ASSETS	403,247,471	201,748,174
NET ASSETS:
Beginning of year	1,934,017,731	1,732,269,557

End of year	$2,337,265,202	$1,934,017,731

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.25	$15.68	$20.35	$18.11	$17.21

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)	0.01	0.01	0.01	0.05
Net realized and unrealized gain (loss)	6.50	4.31	(1.39)	4.04	2.11

Total from investment operations	6.46	4.32	(1.38)	4.05	2.16

Less distributions:
Dividends from net investment income	(0.02)	(0.02)	(0.01)	(0.05)	(0.06)
Distributions from net realized gains	(2.82)	(1.73)	(3.28)	(1.76)	(1.20)

Total dividends and distributions	(2.84)	(1.75)	(3.29)	(1.81)	(1.26)

Net asset value, end of year	$21.87	$18.25	$15.68	$20.35	$18.11

Total return	36.11%	27.79%	(7.91)%	22.68%	12.61%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$649,099	$522,416	$442,831	$521,011	$468,126
Ratio of expenses to average net assets (f)	0.92%	0.92%	0.92%	0.94%	0.95%
Ratio of net investment income (loss) to average net assets (f)	(0.19)%	0.05%	0.07%	0.06%	0.30%
Portfolio turnover rate^	56%	42%	46%	40%	37%

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$16.53	$14.33	$18.88	$16.91	$16.15

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.03)	0.01	0.01	0.01	0.05
Net realized and unrealized gain (loss)	5.86	3.94	(1.27)	3.77	1.97

Total from investment operations	5.83	3.95	(1.26)	3.78	2.02

Less distributions:
Dividends from net investment income	(0.02)	(0.02)	(0.01)	(0.05)	(0.06)
Distributions from net realized gains	(2.82)	(1.73)	(3.28)	(1.76)	(1.20)

Total dividends and distributions	(2.84)	(1.75)	(3.29)	(1.81)	(1.26)

Net asset value, end of year	$19.52	$16.53	$14.33	$18.88	$16.91

Total return	36.05%	27.84%	(7.89)%	22.69%	12.55%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$976,317	$778,399	$657,055	$764,841	$684,307
Ratio of expenses to average net assets (f)	0.92%	0.92%	0.92%	0.94%	0.95%
Ratio of net investment income (loss) to average net assets (f)	(0.19)%	0.05%	0.07%	0.06%	0.30%
Portfolio turnover rate^	56%	42%	46%	40%	37%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AB SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.26	$15.69	$20.35	$18.11	$17.22

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.05	0.07	0.06	0.09
Net realized and unrealized gain (loss)	6.50	4.31	(1.39)	4.04	2.11

Total from investment operations	6.51	4.36	(1.32)	4.10	2.20

Less distributions:
Dividends from net investment income	(0.06)	(0.06)	(0.06)	(0.10)	(0.11)
Distributions from net realized gains	(2.82)	(1.73)	(3.28)	(1.76)	(1.20)

Total dividends and distributions	(2.88)	(1.79)	(3.34)	(1.86)	(1.31)

Net asset value, end of year	$21.89	$18.26	$15.69	$20.35	$18.11

Total return	36.39%	28.07%	(7.60)%	22.95%	12.83%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$711,849	$633,203	$632,384	$776,673	$678,247
Ratio of expenses to average net assets (f)	0.67%	0.67%	0.67%	0.69%	0.70%
Ratio of net investment income (loss) to average net assets (f)	0.05%	0.30%	0.32%	0.31%	0.55%
Portfolio turnover rate^	56%	42%	46%	40%	37%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	American Century Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	1.32%	7.31%
Portfolio – Class K Shares**	N/A	13.33
Russell Midcap® Value Index	4.96	8.37

* Date of inception 10/22/18. ** Date of inception 6/8/20. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.32% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell Midcap® Value Index, which returned 4.96% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The Portfolio had a notable underweight in the real estate sector, which positively impacted performance. Stock selection in real estate also contributed moderately.

•

Information technology holdings were standout contributors. Stock selection in information technology lifted relative results. Investments in communications equipment companies, such as F5 Networks,Inc., have benefited from the growth in digital communications during 2020.

•	An overweight investment in Hologic, Inc. was beneficial, as this medical device company outperformed due to significant sales for its COVID-19 test.

What hurt performance during the year:

•	Stock selection and an underweight to materials, especially to metals and mining stocks, dampened relative performance.

•

Stock selection and an underweight in communication services hindered relative results. The portfolio lacked exposure to a number of interactive media and services companies that were strong performers for the benchmark.

•

Comerica, Inc. was a notable detractor in the financials sector. Lower interest rates and increased credit risk from worsening economic conditions in the first half of the year drove this bank stock to underperform.

How did derivatives contribute/detract from performance during the year?

The Portfolio buys foreign exchange forward contracts to offset the inherent currency risk of holding foreign securities.

Portfolio Positioning and Outlook – American Century Investment Management, Inc.

The Portfolio seeks to invest in companies where we believe the valuation does not reflect the quality and normal earnings power of the company. Our process is based on individual security selection, but broad themes have emerged.

We do not rely on impending catalysts in our process. Investors wonder if there are impending catalysts that might bring about a long-awaited and lasting shift toward value stocks. We believe value catalysts are embedded in our security selection. Our process involves buying higher-quality companies trading at a discount to fair value. We believe our fundamental analysis leads us to companies that are undervalued for transitory reasons, and their shares will inherently revert at some point. Relying on catalysts can be precarious. When a catalyst becomes recognizable to the market, the corresponding securities may have already become less attractive on a relative risk/reward basis.

Value opportunities in health care. We believe positive long-term demographic trends support demand for companies in the health care sector. We prefer more

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO (Unaudited)

stable companies such as pharmaceutical distributors and those offering discretionary products and services that are likely to rebound in a post-pandemic economy.

Notable exposure to consumer staples. Companies in the consumer staples sector generally offer strong defensive characteristics. Furthermore, we believe many of our holdings have taken steps to improve operations and strengthen their balance sheets.

Significant exposure to financials. We believe the financials sector offers select higher-quality companies that fit our process. We prefer trust banks and other financials that risk minimal capital as part of their business model. Our exposure to banks focuses on those we think are more likely to manage credit successfully through the ups and downs of the business cycle.

Disruption themes continue in 2021. The pandemic accelerated paradigm-shifting structural trends. For example, dedensification has reshaped the real estate market as millennials migrate from urban cores, boosted by low mortgage interest rates and the acceptance of work-from-home practices. Declining technology costs and growing environmental concerns have created opportunities for utilities to transition power generation from coal and natural gas to renewable sources such as solar and wind. In addition, we believe government entities will support renewables by enacting policies intended to combat global warming. These and other significant themes may create investment opportunities while increasing the importance of fundamental analysis and security selection.

Sector Weightings as of December 31, 2020	% of Net Assets
Industrials	20.1%
Financials	18.5
Health Care	14.0
Consumer Staples	8.4
Utilities	7.8
Consumer Discretionary	7.8
Information Technology	6.0
Materials	4.6
Real Estate	3.9
Exchange Traded Fund	2.3
Energy	2.2
Communication Services	2.1
Repurchase Agreements	1.2
Investment Company	0.7
Cash and Other	0.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,214.50	$5.53
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.14	5.05
Class K
Actual	1,000.00	1,215.50	4.15
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.39	3.78

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 0.99% and 0.74%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.1%)
Media (1.1%)
Fox Corp., Class B	207,901	$6,004,181

Wireless Telecommunication Services (1.0%)
Rogers Communications, Inc., Class B	114,879	5,348,204

Total Communication Services		11,352,385

Consumer Discretionary (7.8%)
Auto Components (1.4%)
Aptiv plc	27,415	3,571,901
BorgWarner, Inc.	107,538	4,155,268

		7,727,169

Automobiles (1.0%)
Honda Motor Co. Ltd. (ADR) (x)	190,695	5,387,134

Distributors (1.0%)
Genuine Parts Co.	51,907	5,213,020

Hotels, Restaurants & Leisure (1.1%)
Sodexo SA	67,522	5,709,837

Household Durables (0.2%)
Mohawk Industries, Inc.*	7,956	1,121,398

Leisure Products (0.6%)
Polaris, Inc.	36,741	3,500,682

Multiline Retail (1.0%)
Dollar Tree, Inc.*	48,344	5,223,086

Specialty Retail (1.5%)
Advance Auto Parts, Inc.	51,315	8,082,625

Total Consumer Discretionary		41,964,951

Consumer Staples (8.4%)
Food & Staples Retailing (2.5%)
Koninklijke Ahold Delhaize NV	313,191	8,842,112
Sysco Corp.	62,971	4,676,226

		13,518,338

Food Products (5.2%)
Conagra Brands, Inc.	232,802	8,441,401
JM Smucker Co. (The)	64,556	7,462,674
Kellogg Co.	80,943	5,037,083
Mondelez International, Inc., Class A	41,839	2,446,326
Orkla ASA	441,779	4,482,581

		27,870,065

Household Products (0.7%)
Kimberly-Clark Corp.	30,107	4,059,327

Total Consumer Staples		45,447,730

Energy (2.2%)
Energy Equipment & Services (0.3%)
Baker Hughes Co.	70,724	1,474,595

Oil, Gas & Consumable Fuels (1.9%)
Cimarex Energy Co.	81,567	3,059,578
ConocoPhillips	177,640	7,103,824

		10,163,402

Total Energy		11,637,997

Financials (18.5%)
Banks (4.9%)
Commerce Bancshares, Inc.	96,891	$6,365,729
Eastern Bankshares, Inc.*	82,596	1,347,141
M&T Bank Corp.	33,939	4,320,434
PNC Financial Services Group, Inc. (The)	24,566	3,660,334
Truist Financial Corp.	149,556	7,168,219
Westamerica Bancorp	69,721	3,854,874

		26,716,731

Capital Markets (7.1%)
Ameriprise Financial, Inc.	37,981	7,380,848
Bank of New York Mellon Corp. (The)	214,913	9,120,908
Northern Trust Corp.	138,398	12,890,390
State Street Corp.	45,638	3,321,533
T. Rowe Price Group, Inc.	37,548	5,684,392

		38,398,071

Insurance (5.9%)
Aflac, Inc.	159,679	7,100,925
Arthur J Gallagher & Co.	31,870	3,942,638
Brown & Brown, Inc.	20,118	953,794
Chubb Ltd.	81,382	12,526,318
Reinsurance Group of America, Inc.	63,536	7,363,822

		31,887,497

Thrifts & Mortgage Finance (0.6%)
Capitol Federal Financial, Inc.	237,110	2,963,875

Total Financials		99,966,174

Health Care (14.0%)
Health Care Equipment & Supplies (6.0%)
Becton Dickinson and Co.	22,924	5,736,043
Envista Holdings Corp.*	186,888	6,303,732
Hill-Rom Holdings, Inc.	29,323	2,872,775
Hologic, Inc.*	28,542	2,078,714
Zimmer Biomet Holdings, Inc.	99,784	15,375,717

		32,366,981

Health Care Providers & Services (6.6%)
Cardinal Health, Inc.	127,195	6,812,564
Henry Schein, Inc.*	83,003	5,549,581
McKesson Corp.	33,847	5,886,670
Quest Diagnostics, Inc.	66,098	7,876,899
Universal Health Services, Inc., Class B	69,333	9,533,287

		35,659,001

Health Care Technology (1.4%)
Cerner Corp.	98,348	7,718,351

Total Health Care		75,744,333

Industrials (20.1%)
Aerospace & Defense (2.9%)
BAE Systems plc	752,400	5,029,297
General Dynamics Corp.	39,130	5,823,327
Textron, Inc.	96,708	4,673,898

		15,526,522

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Airlines (1.7%)
Southwest Airlines Co.	190,812	$8,893,747

Building Products (1.3%)
Johnson Controls International plc	155,237	7,232,492

Commercial Services & Supplies (1.6%)
Republic Services, Inc.	88,248	8,498,282

Electrical Equipment (5.7%)
Emerson Electric Co.	156,067	12,543,105
Hubbell, Inc.	55,108	8,640,383
nVent Electric plc	415,204	9,670,101

		30,853,589

Machinery (4.4%)
Crane Co.	39,013	3,029,750
Cummins, Inc.	14,688	3,335,645
IMI plc	372,009	5,926,615
Oshkosh Corp.	69,307	5,965,253
PACCAR, Inc.	62,722	5,411,654

		23,668,917

Road & Rail (1.4%)
Heartland Express, Inc.	222,421	4,025,820
Norfolk Southern Corp.	14,971	3,557,260

		7,583,080

Trading Companies & Distributors (1.1%)
MSC Industrial Direct Co., Inc., Class A	72,461	6,114,984

Total Industrials		108,371,613

Information Technology (6.0%)
Communications Equipment (1.6%)
F5 Networks, Inc.*	48,930	8,608,744

Electronic Equipment, Instruments & Components (0.9%)
TE Connectivity Ltd.	38,718	4,687,588

Semiconductors & Semiconductor Equipment (1.7%)
Applied Materials, Inc.	73,710	6,361,173
Maxim Integrated Products, Inc.	28,827	2,555,513
Microchip Technology, Inc.	2,378	328,426

		9,245,112

Software (0.5%)
Open Text Corp.	64,866	2,948,809

Technology Hardware, Storage & Peripherals (1.3%)
HP, Inc.	283,873	6,980,437

Total Information Technology		32,470,690

Materials (4.6%)
Containers & Packaging (3.3%)
Graphic Packaging Holding Co.	268,768	4,552,930
Packaging Corp. of America	33,165	4,573,785
Sonoco Products Co.	144,789	8,578,748

		17,705,463

Paper & Forest Products (1.3%)
Mondi plc	302,789	7,119,830

Total Materials		24,825,293

Real Estate (3.9%)
Equity Real Estate Investment Trusts (REITs) (3.9%)
Healthcare Trust of America, Inc. (REIT), Class A	113,039	3,113,094
Healthpeak Properties, Inc. (REIT)	163,250	4,935,048
MGM Growth Properties LLC (REIT), Class A	170,974	5,351,486
Welltower, Inc. (REIT)	45,714	2,954,039
Weyerhaeuser Co. (REIT)	145,457	4,877,173

Total Real Estate		21,230,840

Utilities (7.8%)
Electric Utilities (4.4%)
Edison International	128,549	8,075,448
Evergy, Inc.	54,952	3,050,385
Eversource Energy	8,198	709,209
Pinnacle West Capital Corp.	110,864	8,863,577
Xcel Energy, Inc.	49,204	3,280,431

		23,979,050

Gas Utilities (1.6%)
Atmos Energy Corp.	45,894	4,379,664
Spire, Inc.	67,287	4,309,060

		8,688,724

Multi-Utilities (1.8%)
Ameren Corp.	27,619	2,155,939
NorthWestern Corp.	128,236	7,477,441

		9,633,380

Total Utilities		42,301,154

Total Common Stocks (95.4%) (Cost $444,866,292)		515,313,160

EXCHANGE TRADED FUND (ETF):
Equity (2.3%)
iShares Russell Mid-Cap Value ETF (x)	128,356	12,445,398

Total Exchange Traded Fund (2.3%) (Cost $9,913,000)		12,445,398

SHORT-TERM INVESTMENTS:
Investment Company (0.7%)
JPMorgan Prime Money Market Fund, IM Shares	3,775,053	3,776,941

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.2%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $1,400,019, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145% - 2.500%, maturing 8/31/21 - 2/15/46; total market value $1,428,002. (xx)	$1,400,000	1,400,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $5,256,959, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $5,362,069. (xx)	$5,256,930	$5,256,930

Total Repurchase Agreements		6,656,930

Total Short-Term Investments (1.9%) (Cost $10,434,556)		10,433,871

Total Investments in Securities (99.6%) (Cost $465,213,848)		538,192,429
Other Assets Less Liabilities (0.4%)		2,205,506

Net Assets (100%)		$540,397,935

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $6,551,792. This was collateralized by cash of $6,656,930 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CAD	— Canadian Dollar
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
NOK	— Norwegian Krone
USD	— United States Dollar

Forward Foreign Currency Contracts outstanding as of December 31, 2020 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	350,982	USD	428,168	Credit Suisse	3/31/2021	1,446
GBP	291,972	USD	390,150	JPMorgan Chase Bank	3/31/2021	9,335
JPY	11,447,123	USD	110,579	Bank of America	3/31/2021	396
USD	13,082,761	EUR	10,654,596	Credit Suisse	3/31/2021	41,163
USD	101,801	NOK	871,188	Goldman Sachs	3/31/2021	228

Total unrealized appreciation						52,568

USD	4,585,690	CAD	5,841,253	Morgan Stanley	3/31/2021	(4,306)
USD	15,982,977	GBP	11,864,724	JPMorgan Chase Bank	3/31/2021	(250,675)
USD	3,285,837	JPY	340,774,125	Bank of America	3/31/2021	(17,818)
USD	3,660,983	NOK	31,820,900	Goldman Sachs	3/31/2021	(49,036)

Total unrealized depreciation						(321,835)

Net unrealized depreciation						(269,267)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$11,352,385	$—	$—	$11,352,385
Consumer Discretionary	36,255,114	5,709,837	—	41,964,951
Consumer Staples	32,123,037	13,324,693	—	45,447,730
Energy	11,637,997	—	—	11,637,997
Financials	99,966,174	—	—	99,966,174
Health Care	75,744,333	—	—	75,744,333
Industrials	97,415,701	10,955,912	—	108,371,613
Information Technology	32,470,690	—	—	32,470,690
Materials	17,705,463	7,119,830	—	24,825,293
Real Estate	21,230,840	—	—	21,230,840
Utilities	42,301,154	—	—	42,301,154
Exchange Traded Funds	12,445,398	—	—	12,445,398
Forward Currency Contracts	—	52,568	—	52,568
Short-Term Investments
Investment Company	3,776,941	—	—	3,776,941
Repurchase Agreements	—	6,656,930	—	6,656,930

Total Assets	$494,425,227	$43,819,770	$—	$538,244,997

Liabilities:
Forward Currency Contracts	$—	$(321,835)	$—	$(321,835)

Total Liabilities	$—	$(321,835)	$—	$(321,835)

Total	$494,425,227	$43,497,935	$—	$537,923,162

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$52,568

Total		$52,568

	Liability Derivatives
Foreign exchange contracts	Payables	$(321,835)

Total		$(321,835)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(2,183,713)	$(2,183,713)

Total	$(2,183,713)	$(2,183,713)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(18,274)	$(18,274)

Total	$(18,274)	$(18,274)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $35,699,000 during the year ended December 31, 2020.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2020:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$396	$(396)	$—	$—
Credit Suisse	42,609	—	—	42,609
Goldman Sachs	228	(228)	—	—
JPMorgan Chase Bank	9,335	(9,335)	—	—

Total	$52,568	$(9,959)	$—	$42,609

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$17,818	$(396)	$—	$17,422
Goldman Sachs	49,036	(228)	—	48,808
JPMorgan Chase Bank	250,675	(9,335)	—	241,340
Morgan Stanley	4,306	—	—	4,306

Total	$321,835	$(9,959)	$—	$311,876

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$396,476,564
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$393,892,267

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$76,855,709
Aggregate gross unrealized depreciation	(6,387,842)

Net unrealized appreciation	$70,467,867

Federal income tax cost of investments in securities and derivative instruments, if applicable	$467,455,295

For the year ended December 31, 2020, the Portfolio incurred approximately $21,535 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $458,556,918)	$531,535,499
Repurchase Agreements (Cost $6,656,930)	6,656,930
Cash	8,699,945
Foreign cash (Cost $68)	69
Receivable for securities sold	1,195,331
Dividends, interest and other receivables	966,846
Unrealized appreciation on forward foreign currency contracts	52,568
Receivable for Portfolio shares sold	51,217
Securities lending income receivable	1,209
Other assets	1,858

Total assets	549,161,472

LIABILITIES
Payable for return of collateral on securities loaned	6,656,930
Payable for securities purchased	1,117,742
Unrealized depreciation on forward foreign currency contracts	321,835
Investment management fees payable	248,438
Payable for Portfolio shares redeemed	172,679
Distribution fees payable – Class IB	92,520
Administrative fees payable	42,963
Trustees’ fees payable	2,598
Accrued expenses	107,832

Total liabilities	8,763,537

NET ASSETS	$540,397,935

Net assets were comprised of:
Paid in capital	$475,170,097
Total distributable earnings (loss)	65,227,838

Net assets	$540,397,935

Class IB
Net asset value, offering and redemption price per share, $439,396,093 / 19,011,990 shares outstanding (unlimited amount authorized: $0.01 par value)	$23.11

Class K
Net asset value, offering and redemption price per share, $101,001,842 / 4,373,523 shares outstanding (unlimited amount authorized: $0.01 par value)	$23.09

(x)	Includes value of securities on loan of $6,551,792.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $112,041 foreign withholding tax)	$9,686,777
Interest	36,643
Securities lending (net)	23,342

Total income	9,746,762

EXPENSES
Investment management fees	3,614,363
Distribution fees – Class IB	883,568
Administrative fees	382,466
Custodian fees	83,500
Professional fees	75,926
Printing and mailing expenses	47,193
Trustees’ fees	12,839
Miscellaneous	14,310

Gross expenses	5,114,165
Less: Waiver from investment manager	(1,234,886)

Net expenses	3,879,279

NET INVESTMENT INCOME (LOSS)	5,867,483

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(4,436,606)
Forward foreign currency contracts	(2,183,713)
Foreign currency transactions	13,230

Net realized gain (loss)	(6,607,089)

Change in unrealized appreciation (depreciation) on:
Investments in securities	39,252,939
Forward foreign currency contracts	(18,274)
Foreign currency translations	1,508

Net change in unrealized appreciation (depreciation)	39,236,173

NET REALIZED AND UNREALIZED GAIN (LOSS)	32,629,084

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$38,496,567

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,867,483	$4,794,818
Net realized gain (loss)	(6,607,089)	1,674,073
Net change in unrealized appreciation (depreciation)	39,236,173	70,223,264

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	38,496,567	76,692,155

Distributions to shareholders:
Class IB	(5,369,632)	(5,875,627)
Class K	(1,437,168)	—

Total distributions to shareholders	(6,806,800)	(5,875,627)

Tax return of capital:
Class IB	(215,210)	—
Class K	(59,000)	—

Total	(274,210)	—

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,667,131 and 1,642,414 shares, respectively ]	33,311,486	34,751,362
Capital shares issued in connection with merger (Note 8) [ 4,043,088 and 0 shares, respectively ]	77,923,836	—
Capital shares issued in reinvestment of dividends and distributions [ 249,276 and 258,256 shares, respectively ]	5,584,842	5,875,627
Capital shares repurchased [ (1,997,920) and (1,187,158) shares, respectively ]	(40,323,160)	(25,342,839)

Total Class IB transactions	76,497,004	15,284,150

Class K
Capital shares sold [ 330,793 and 0 shares, respectively ]	6,650,098	—
Capital shares issued in connection with merger (Note 8) [ 4,072,881 and 0 shares, respectively ]	78,502,375	—
Capital shares issued in reinvestment of distributions [ 66,676 and 0 shares, respectively ]	1,496,168	—
Capital shares repurchased [ (96,827) and 0 shares, respectively ]	(2,000,092)	—

Total Class K transactions	84,648,549

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	161,145,553	15,284,150

TOTAL INCREASE (DECREASE) IN NET ASSETS	192,561,110	86,100,678
NET ASSETS:
Beginning of year	347,836,825	261,736,147

End of year	$540,397,935	$347,836,825

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 22, 2018* to December 31, 2018
Class IB	2020		2019
Net asset value, beginning of period	$23.11		$18.26		$20.52

Income (loss) from investment operations:
Net investment income (loss) (e)	0.30		0.33		0.09
Net realized and unrealized gain (loss)	—	#	4.92		(2.24)

Total from investment operations	0.30		5.25		(2.15)

Less distributions:
Dividends from net investment income	(0.25)		(0.38)		(0.09)
Distributions from net realized gains	(0.04)		(0.02)		—
Return of capital	(0.01)		—		(0.02)

Total dividends and distributions	(0.30)		(0.40)		(0.11)

Net asset value, end of period	$23.11		$23.11		$18.26

Total return (b)	1.32%		28.77%		(10.50)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$439,396		$347,837		$261,736
Ratio of expenses to average net assets:
After waivers (a)(f)	0.99	%(j)	0.99	%(k)	1.00	%(k)
Before waivers (a)(f)	1.30%		1.32%		1.33%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.45%		1.54%		2.29	%(l)
Before waivers (a)(f)	1.14%		1.21%		1.95	%(l)
Portfolio turnover rate^	101%		42%		11	%(z)

Class K	June 8 2020* December 31, 2020
Net asset value, beginning of period	$20.69

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18
Net realized and unrealized gain (loss)	2.57

Total from investment operations	2.75

Less distributions:
Dividends from net investment income	(0.29)
Distributions from net realized gains	(0.04)
Return of capital	(0.02)

Total dividends and distributions	(0.35)

Net asset value, end of year	$23.09

Total return (b)	13.33%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$101,002
Ratio of expenses to average net assets:
After waivers (a)(f) .	0.75	%(j)
Before waivers (a)(f)	1.06%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f) .	1.57	%(l)
Before waivers (a)(f)	1.25	%(l)
Portfolio turnover rate^	101%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00% for Class IB and 0.75% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.00% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

See Notes to Financial Statements.

EQ/AMERICAN CENTURY MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	American Century Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	3.71%	9.74%
Portfolio – Class K Shares*	4.04	10.04
EQ/American Century Moderate Growth Allocation Index	13.46	15.38
S&P 500® Index	18.40	21.03
Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index	9.75	11.04

* Date of inception 2/1/19. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 3.71% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the EQ/American Century Moderate Growth Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index, which returned 13.46%, 18.40% and 9.75%, respectively.

Asset Class Overview

Global equity markets performed well for the full year, rebounding from the global recession and sell-off caused by the pandemic. Global stock markets declined sharply in early 2020 amid significant volatility as the coronavirus pandemic led to severe global economic disruptions. Global economic activity ground to a halt in the first quarter as countries closed borders, restricted travel and instituted social distancing protocols. Additionally, a price war between Saudi Arabia and Russia drove oil prices to record lows, further straining global financial markets. Following unprecedented fiscal and monetary stimulus by governments and global central banks to support economic activity, financial markets began to recover. Despite historic declines in gross domestic product (GDP) in most global regions during the second quarter of 2020, optimism surrounding the development of a COVID-19 vaccine and better-than-expected economic data supported a sharp rebound by equity markets during the second half of the year.

Looking at U.S. equity performance in that environment, the S&P 500 Index rebounded strongly from the first recession and bear market in a decade to finish the year at record highs. Growth stocks significantly outperformed value, as investors sought companies able to deliver dependable earnings growth. Similarly, large-cap stocks beat more economically sensitive small caps for the year, as larger companies have more arms to their business and avenues to support profitability. U.S. equities generally outperformed other developed markets. Emerging markets stocks also performed well for the year overall despite significant volatility.

In fixed-income markets, global bonds outperformed the U.S. after accounting for currency effects as the dollar weakened. Looking at U.S. investment-grade fixed-income markets, corporate bonds delivered robust returns, aided by the Federal Reserve bond buying and stimulus measures. Treasury bonds also performed well overall as investors sought out safe-haven investments. Those stimulus measures meant yields on cash-equivalent securities were essentially zero for the year.

Portfolio Highlights

What helped performance during the year:

•	The first quarter of the year included the first recession and bear market in a decade. The Portfolio’s volatility and diversification management helped significantly during the downturn.

•	Contributions to return were broad based. For the year, investment-grade bonds contributed the most to absolute returns, followed by U.S. mid- and large-cap equities.

EQ/AMERICAN CENTURY MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

What hurt performance during the year:

•

Volatility mitigation limited upside. Those volatility mitigation strategies involved an overweight to cash and investment-grade bonds. These positions contributed to positive performance and reduced risk, but limited upside during the dramatic subsequent market rebound.

How did derivatives contribute/detract from performance during the year?

The Portfolio buys foreign exchange forward hedge contracts to offset the inherent currency risks of holding foreign securities. Exposure to derivatives did not have a material effect on performance in the period.

Portfolio Positioning and Outlook — American Century Investment Management, Inc.

A vaccine and modest fiscal stimulus mean markets are in risk-on mode for now, but growth is likely to be choppy and sentiment vulnerable to any setbacks. Diversification remains the watchword.

While longer-term economic prospects are improving, we think it’s important to remind investors that significant potential risks remain. In the first place, with respect to the vaccine, one very real hurdle we have to clear is reaching the required level of herd immunity around 70% of the population. Estimates as to how long that may take range from around mid-2021 to early 2022. Second, we think investors should be cognizant of the potential long-term scarring effects of the recession on labor markets, which may complicate the recovery.

In such periods of pronounced economic uncertainty, we continue to believe in the efficacy and desirability of broad portfolio diversification by asset class and geography. And because we believe volatility is likely to continue, at year end we maintained a modest overweight to cash and underweight to both large-cap U.S. and developed markets non-U.S. equities. We also maintained an overweight allocation in the investment-grade corporate bond allocation. These bonds continue to be supported by Fed buying and strong investor demand for yield.

Portfolio Characteristics As of December 31, 2020
Weighted Average Life (Years)	7.50
Weighted Average Coupon (%)	3.50
Weighted Average Modified Duration (Years)*	6.40
Weighted Average Rating**	BBB+

* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2020	Market Value	% of Net Assets
Exchange-Traded Funds	$65,249,877	99.9%
Repurchase Agreements	1,151,288	1.8
Cash and Other	(1,109,359)	(1.7)

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

EQ/AMERICAN CENTURY MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,107.20	$6.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.43	5.76
Class K
Actual	1,000.00	1,108.60	4.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.68	4.50

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.14% and 0.89%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (46.5%)
iShares Core MSCI EAFE ETF	93,100	$6,432,279
iShares Core S&P 500 ETF	18,000	6,757,020
iShares Core S&P Mid-Cap ETF	9,900	2,275,317
iShares Russell 2000 ETF (x)	7,600	1,490,056
SPDR Portfolio S&P 500 ETF (x)	153,100	6,730,276
Vanguard S&P 500 ETF	19,600	6,736,324

Total Equity		30,421,272

Fixed Income (53.4%)
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF (x)	59,800	5,472,896
Vanguard Intermediate-Term Corporate Bond ETF	302,201	29,355,709

Total Fixed Income		34,828,605

Total Exchange Traded Funds (99.9%) (Cost $58,768,986)		65,249,877

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.8%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $100,001, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145% - 2.500%, maturing 8/31/21 - 2/15/46; total market value $102,000. (xx)	$100,000	100,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $551,291, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $562,314. (xx)	551,288	551,288
Societe Generale SA, 0.08%, dated 12/31/20, due 1/7/21, repurchase price $500,008, collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/19/21 - 11/15/49; total market value $510,000. (xx)	500,000	500,000

Total Repurchase Agreements		1,151,288

Total Short-Term Investments (1.8%) (Cost $1,151,288)		1,151,288

Total Investments in Securities (101.7%) (Cost $59,920,274)		66,401,165
Other Assets Less Liabilities (-1.7%)		(1,109,359)

Net Assets (100%)		$65,291,806

(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $1,629,626. This was collateralized by $511,589 of various U.S. Government Treasury Securities, ranging from 0.000% - 3.875%, maturing 1/28/21 - 2/15/50 and by cash of $1,151,288 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$65,249,877	$—	$—	$65,249,877
Short-Term Investments
Repurchase Agreements	—	1,151,288	—	1,151,288

Total Assets	$65,249,877	$1,151,288	$—	$66,401,165

Total Liabilities	$—	$—	$—	$—

Total	$65,249,877	$1,151,288	$—	$66,401,165

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$91,126,950
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$66,247,310

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$6,186,871
Aggregate gross unrealized depreciation	(5,079)

Net unrealized appreciation	$6,181,792

Federal income tax cost of investments in securities and derivative instruments, if applicable	$60,219,373

For the year ended December 31, 2020, the Portfolio incurred approximately $1,533 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $58,768,986)	$65,249,877
Repurchase Agreements (Cost $1,151,288)	1,151,288
Cash	60,568
Receivable for securities sold	73,206
Receivable for Portfolio shares sold	28,378
Securities lending income receivable	7,087
Other assets	3,424

Total assets	66,573,828

LIABILITIES
Payable for return of collateral on securities loaned	1,151,288
Payable for securities purchased	34,596
Investment management fees payable	31,058
Distribution fees payable – Class IB	11,153
Administrative fees payable	6,704
Payable for Portfolio shares redeemed	95
Trustees’ fees payable	37
Accrued expenses	47,091

Total liabilities	1,282,022

NET ASSETS	$65,291,806

Net assets were comprised of:
Paid in capital	$59,337,154
Total distributable earnings (loss)	5,954,652

Net assets	$65,291,806

Class IB
Net asset value, offering and redemption price per share, $53,402,954 / 4,566,490 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.69

Class K
Net asset value, offering and redemption price per share, $11,888,852 / 1,016,374 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.70

(x)	Includes value of securities on loan of $1,629,626.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends	$977,624
Interest	1,069
Securities lending (net)	51,603

Total income	1,030,296

EXPENSES
Investment management fees	406,973
Distribution fees – Class IB	99,699
Administrative fees	62,890
Professional fees	53,251
Printing and mailing expenses	25,024
Custodian fees	9,000
Offering costs	1,570
Trustees’ fees	1,475
Miscellaneous	1,137

Gross expenses	661,019
Less: Waiver from investment manager	(113,608)

Net expenses	547,411

NET INVESTMENT INCOME (LOSS)	482,885

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	(561,974)
Net distributions of realized gain received from underlying funds	59,690

Net realized gain (loss)	(502,284)

Net change in unrealized appreciation (depreciation) on investments in securities	3,902,958

NET REALIZED AND UNREALIZED GAIN (LOSS)	3,400,674

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,883,559

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	February 1, 2019* to December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$482,885	$393,851
Net realized gain (loss)	(502,284)	124,101
Net change in unrealized appreciation (depreciation)	3,902,958	2,577,933

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,883,559	3,095,885

Distributions to shareholders:
Class IB	(446,368)	(312,629)
Class K	(127,285)	(171,666)

Total distributions to shareholders	(573,653)	(484,295)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [2,353,135 and 2,365,897 shares, respectively]	25,228,358	25,566,658
Capital shares issued in reinvestment of dividends and distributions [ 38,972 and 27,816 shares, respectively]	446,368	312,629
Capital shares repurchased [(89,405) and (129,925) shares, respectively]	(976,611)	(1,406,043)

Total Class IB transactions	24,698,115	24,473,244

Class K
Capital shares sold [0 and 990,000 shares, respectively]	—	9,900,000
Capital shares issued in reinvestment of dividends and distributions [ 11,100 and 15,274 shares, respectively]	127,285	171,666

Total Class K transactions	127,285	10,071,666

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	24,825,400	34,544,910

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,135,306	37,156,500
NET ASSETS:
Beginning of period	37,156,500	—

End of period	$65,291,806	$37,156,500

* Commencement of Operations.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AMERICAN CENTURY MODERATE GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2020		February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$11.37		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10		0.20
Net realized and unrealized gain (loss)	0.32		1.32

Total from investment operations	0.42		1.52

Less distributions:
Dividends from net investment income	(0.09)		(0.12)
Distributions from net realized gains	(0.01)		(0.03)

Total dividends and distributions	(0.10)		(0.15)

Net asset value, end of period	$11.69		$11.37

Total return (b)	3.71%		15.21%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$53,403		$25,730
Ratio of expenses to average net assets:
After waivers (a)(f)	1.13	%(j)	1.14	%(j)
Before waivers (a)(f)	1.35%		1.66%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.92%		2.03	%(l)
Before waivers (a)(f)	0.70%		1.52	%(l)
Portfolio turnover rate^	134%		56	%(z)

Class K	Year Ended December 31, 2020		February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$11.37		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12		0.20
Net realized and unrealized gain (loss)	0.34		1.34

Total from investment operations	0.46		1.54

Less distributions:
Dividends from net investment income	(0.12)		(0.14)
Distributions from net realized gains	(0.01)		(0.03)

Total dividends and distributions	(0.13)		(0.17)

Net asset value, end of period	$11.70		$11.37

Total return (b)	4.04%		15.45%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,889		$11,427
Ratio of expenses to average net assets:
After waivers (a)(f)	0.88	%(j)	0.88	%(j)
Before waivers (a)(f)	1.11%		1.60%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.06%		2.05	%(l)
Before waivers (a)(f)	0.84%		1.34	%(l)
Portfolio turnover rate^	134%		56	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.95% for Class K and 1.20% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/AXA INVESTMENT MANAGERS MODERATE ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AXA Investment Managers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	3.94%	9.31%
Portfolio – Class K Shares*	4.19	9.57
EQ/AXA Investment Managers Moderate Allocation Index	13.53	15.22
S&P 500® Index	18.40	21.03
Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index	9.75	11.04

* Date of inception 2/1/19. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 3.94% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the EQ/AXA Investment Managers Moderate Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index, which returned 13.53%, 18.40% and 9.75%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Despite the activation of the Portfolio’s Managed Volatility Strategy during some periods of the fourth quarter, the exposure to equity investments was maintained at a high level (around 51% on average) and the Portfolio benefited from their strong return over the period.

•

Volatility increased over the first quarter 2020, which resulted in the activation of the Managed Volatility Strategy and a decrease in equity assets down to around 19% mid-march 2020, which limited the Maximum Drawdown at -21% vs -24.4% for the target allocation.

•

The Managed Volatility Strategy is only applied on the equity bucket of the Portfolio. As a consequence, the strategy benefited from the strong rebound of the U.S. investment grade corporate bonds over the second quarter.

What hurt performance during the year:

•

Even though the equity exposure increased from 18.3% to 55% during the second and third quarters of 2020 as the ex-ante volatility decreased continuously, the strategy did not fully benefit from the sharp equity market rebound, which explains the underperformance of the strategy relative to the target allocation

Portfolio Positioning and Outlook — AXA Investment Managers, Inc.

Thanks to a decrease in the ex-ante volatility registered in December, the equity exposure of the strategy at year end was close to its target one (i.e. 55%). We maintain our constructive stance on equities as we continue to believe that recovering economic activity, supportive policy measures, subdued positioning and an ultra-low hurdle rate in other assets should support equity markets.

Portfolio Characteristics As of December 31, 2020
Weighted Average Life (Years)	10.44
Weighted Average Coupon (%)	3.64
Weighted Average Modified Duration (Years)*	7.88
Weighted Average Rating**	A-

* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

EQ/AXA INVESTMENT MANAGERS MODERATE ALLOCATION PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2020	Market Value	% of Net Assets
Exchange-Traded Funds	$32,709,362	99.5%
Cash and Other	160,036	0.5

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,107.30	$5.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.55	5.64
Class K
Actual	1,000.00	1,108.90	4.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.81	4.37

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.11% and 0.86%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/AXA INVESTMENT MANAGERS MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (54.7%)
iShares Core MSCI EAFE ETF	60,348	$4,169,443
iShares Core S&P 500 ETF	14,444	5,422,133
iShares Russell 2000 ETF	6,025	1,181,262
SPDR S&P 500 ETF Trust	14,496	5,419,765
SPDR S&P MidCap 400 ETF Trust	4,233	1,777,521

Total Equity		17,970,124

Fixed Income (44.8%)
iShares iBoxx $ Investment Grade Corporate Bond ETF	53,364	7,371,169
Vanguard Intermediate-Term Corporate Bond ETF	75,850	7,368,069

Total Fixed Income		14,739,238

Total Exchange Traded Funds (99.5%) (Cost $29,160,725)		32,709,362

Total Investments in Securities (99.5%) (Cost $29,160,725)		32,709,362
Other Assets Less Liabilities (0.5%)		160,036

Net Assets (100%)		$32,869,398

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$32,709,362	$—	$—	$32,709,362

Total Assets	$32,709,362	$—	$—	$32,709,362

Total Liabilities	$—	$—	$—	$—

Total	$32,709,362	$—	$—	$32,709,362

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$30,830,054
Long-term U.S. government debt securities	13,163,521

$43,993,575

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$19,291,251
Long-term U.S. government debt securities	13,128,122

$32,419,373

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,522,281
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$3,522,281

Federal income tax cost of investments in securities and derivative instruments, if applicable	$29,187,081

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA INVESTMENT MANAGERS MODERATE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (Cost $29,160,725)	$32,709,362
Cash	197,755
Dividends, interest and other receivables	26,111
Other assets	3,503

Total assets	32,936,731

LIABILITIES
Investment management fees payable	10,074
Distribution fees payable – Class IB	4,383
Administrative fees payable	4,028
Payable for Portfolio shares redeemed	2,593
Trustees’ fees payable	19
Accrued expenses	46,236

Total liabilities	67,333

NET ASSETS	$32,869,398

Net assets were comprised of:
Paid in capital	$29,625,781
Total distributable earnings (loss)	3,243,617

Net assets	$32,869,398

Class IB
Net asset value, offering and redemption price per share, $21,071,318 / 1,816,182 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.60

Class K
Net asset value, offering and redemption price per share, $11,798,080 / 1,016,639 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.60

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends	$506,716
Interest	15,159

Total income	521,875

EXPENSES
Investment management fees	206,177
Professional fees	52,534
Distribution fees – Class IB	37,177
Administrative fees	32,517
Printing and mailing expenses	23,325
Custodian fees	6,000
Offering costs	1,570
Trustees’ fees	760
Tax expense	21
Miscellaneous	261

Gross expenses	360,342
Less: Waiver from investment manager	(100,378)

Net expenses	259,964

NET INVESTMENT INCOME (LOSS)	261,911

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	(314,014)
Net distributions of realized gain received from underlying funds	14,989

Net realized gain (loss)	(299,025)

Net change in unrealized appreciation (depreciation) on investments in securities	1,921,715

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,622,690

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,884,601

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA INVESTMENT MANAGERS MODERATE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	February 1, 2019* to December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$261,911	$280,636
Net realized gain (loss)	(299,025)	4,299
Net change in unrealized appreciation (depreciation)	1,921,715	1,626,922

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,884,601	1,911,857

Distributions to shareholders:
Class IB	(163,771)	(110,509)
Class K	(119,283)	(180,180)

Total distributions to shareholders	(283,054)	(290,689)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,116,485 and 768,912 shares, respectively ]	11,921,799	8,264,919
Capital shares issued in reinvestment of dividends and distributions [ 14,410 and 9,906 shares, respectively ]	163,771	110,509
Capital shares repurchased [ (74,145) and (19,386) shares, respectively ]	(806,409)	(207,369)

Total Class IB transactions	11,279,161	8,168,059

Class K
Capital shares sold [ 0 and 990,000 shares, respectively ]	—	9,900,000
Capital shares issued in reinvestment of dividends and distributions [ 10,488 and 16,151 shares, respectively ]	119,283	180,180

Total Class K transactions	119,283	10,080,180

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	11,398,444	18,248,239

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,999,991	19,869,407
NET ASSETS:
Beginning of period	19,869,407	—

End of period	$32,869,398	$19,869,407

* Commencement of Operations.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/AXA INVESTMENT MANAGERS MODERATE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2020		February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$11.25		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10		0.22
Net realized and unrealized gain (loss)	0.34		1.18

Total from investment operations	0.44		1.40

Less distributions:
Dividends from net investment income	(0.09)		(0.15)
Distributions from net realized gains	—		—	#

Total dividends and distributions	(0.09)		(0.15)

Net asset value, end of period	$11.60		$11.25

Total return (b)	3.94%		14.09%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$21,071		$8,546
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.11	%(j)	1.10	%(j)
Before waivers and reimbursements (a)(f)	1.50%		2.08%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	0.96%		2.21	%(l)
Before waivers and reimbursements (a)(f)	0.58%		1.20	%(l)
Portfolio turnover rate^	131%		16	%(z)

Class K	Year Ended December 31, 2020		February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$11.25		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12		0.21
Net realized and unrealized gain (loss)	0.35		1.22

Total from investment operations	0.47		1.43

Less distributions:
Dividends from net investment income	(0.12)		(0.18)
Distributions from net realized gains	—		—	#

Total dividends and distributions	(0.12)		(0.18)

Net asset value, end of period	$11.60		$11.25

Total return (b)	4.19%		14.33%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,798		$11,323
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.86	%(j)	0.86	%(j)
Before waivers and reimbursements (a)(f)	1.26%		1.84%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.09%		2.18	%(l)
Before waivers and reimbursements (a)(f)	0.69%		1.18	%(l)
Portfolio turnover rate^	131%		16	%(z)
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95% for Class K and 1.20% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	BlackRock Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	2.82%	8.29%	8.83%
Portfolio – Class IB Shares	2.81	8.29	8.80
Portfolio – Class K Shares*	3.05	8.55	11.02
Russell 1000® Value Index	2.80	9.74	10.50

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.81% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned 2.80% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The largest contributors to relative performance were stock selection in the information technology, consumer discretionary and energy sectors.

•

In information technology, strong stock selection across several industries contributed to relative performance. Notably, selection decisions in IT services (i.e. overweight to Cognizant Technology Solutions Corp.) and communications equipment (i.e. overweight to Cisco Systems, Inc.) proved beneficial. Investment decisions in technology hardware and electrical equipment also boosted relative results, including an overweight to Dell Technologies, Inc. and ownership of Flex Ltd.

•

In consumer discretionary, the largest contributor to relative performance was an overweight to General Motors Co. within the automobiles industry. An overweight to the textiles, apparel & luxury goods industry and stock selection in specialty retail also proved advantageous.

•

Within the energy sector, having no exposure to benchmark holdings Exxon Mobil Corp. and Chevron Corp. further added to relative performance, as did an overweight position in Pioneer Natural Resources Company.

What hurt performance during the year:

•	Stock selection in utilities, health care and consumer staples were the largest detractors during the period.

•

In utilities, stock selection within the electric utilities industry was the largest detractor from relative performance. Most notably, an overweight position in FirstEnergy Corp., as well as having no exposure to benchmark holding NextEra Energy, Inc., proved costly during the period.

•	In health care, stock selection in pharmaceuticals weighed on relative results, including our decision to invest in Bayer AG, a non-benchmark position.

•

Lastly, in the consumer staples sector, performance was hindered due to our decision to not invest in the household products industry, as well as due to investment decisions in tobacco and food & staples retailing.

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2020	% of Net Assets
Financials	21.9%
Health Care	17.3
Consumer Discretionary	10.2
Information Technology	10.2
Communication Services	9.9
Industrials	8.4
Consumer Staples	6.6
Energy	5.4
Utilities	4.7
Materials	3.2
Real Estate	0.9
Repurchase Agreements	0.4
Cash and Other	0.9

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,228.80	$5.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.39	4.80
Class IB
Actual	1,000.00	1,228.60	5.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.39	4.79
Class K
Actual	1,000.00	1,230.20	3.89
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.65	3.53

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.94%, 0.94% and 0.69%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (9.9%)
Diversified Telecommunication Services (2.6%)
Verizon Communications, Inc.	706,865	$41,528,319

Interactive Media & Services (1.8%)
Alphabet, Inc., Class A*	11,337	19,869,679
Facebook, Inc., Class A*	29,080	7,943,493

		27,813,172

Media (3.4%)
Comcast Corp., Class A	728,058	38,150,239
Fox Corp., Class A	576,830	16,797,290

		54,947,529

Wireless Telecommunication Services (2.1%)
Telephone and Data Systems, Inc.	1,196,123	22,212,004
Vodafone Group plc (ADR)	702,420	11,575,882

		33,787,886

Total Communication Services		158,076,906

Consumer Discretionary (10.2%)
Automobiles (2.7%)
General Motors Co.	1,043,344	43,444,844

Internet & Direct Marketing Retail (0.4%)
Alibaba Group Holding Ltd. (ADR)*	30,480	7,093,611

Multiline Retail (2.5%)
Dollar Tree, Inc.*	365,156	39,451,454

Specialty Retail (1.9%)
Lowe’s Cos., Inc.	54,620	8,767,056
Ross Stores, Inc.	142,400	17,488,144
TJX Cos., Inc. (The)	72,380	4,942,830

		31,198,030

Textiles, Apparel & Luxury Goods (2.7%)
Gildan Activewear, Inc.	752,668	21,082,231
Ralph Lauren Corp.	194,728	20,201,083
Skechers USA, Inc., Class A*	44,679	1,605,763

		42,889,077

Total Consumer Discretionary		164,077,016

Consumer Staples (6.6%)
Beverages (1.0%)
Coca-Cola Co. (The)	287,620	15,773,081

Food Products (1.0%)
Danone SA (ADR)	1,182,710	15,493,501

Personal Products (2.3%)
Unilever plc (ADR)	606,824	36,627,897

Tobacco (2.3%)
Altria Group, Inc.	626,888	25,702,408
British American Tobacco plc (ADR)	324,670	12,171,878

		37,874,286

Total Consumer Staples		105,768,765

Energy (5.4%)
Oil, Gas & Consumable Fuels (5.4%)
BP plc (ADR)	666,225	13,670,937
ConocoPhillips	427,778	17,106,842
Equinor ASA (ADR)	256,820	4,216,984
Marathon Petroleum Corp.	778,529	32,199,960
Pioneer Natural Resources Co.	167,028	19,022,819

Total Energy		86,217,542

Financials (21.9%)
Banks (9.5%)
Bank of America Corp.	643,119	19,492,937
Citigroup, Inc.	965,887	59,556,591
JPMorgan Chase & Co.	210,926	26,802,367
Wells Fargo & Co.	1,561,970	47,140,255

		152,992,150

Capital Markets (2.7%)
Evercore, Inc., Class A	112,210	12,302,704
Morgan Stanley	447,223	30,648,192

		42,950,896

Consumer Finance (3.0%)
Ally Financial, Inc.	362,704	12,934,025
Capital One Financial Corp.	347,651	34,365,301

		47,299,326

Diversified Financial Services (1.3%)
Berkshire Hathaway, Inc., Class B*	92,400	21,424,788

Insurance (5.4%)
American International Group, Inc.	1,029,152	38,963,695
Arthur J Gallagher & Co.	17,810	2,203,275
Brighthouse Financial, Inc.*	119,802	4,337,431
Fidelity National Financial, Inc.	417,200	16,308,348
First American Financial Corp.	173,390	8,952,126
Lincoln National Corp.	223,778	11,258,271
Reinsurance Group of America, Inc.	32,785	3,799,782

		85,822,928

Total Financials		350,490,088

Health Care (17.3%)
Biotechnology (0.5%)
Biogen, Inc.*	32,550	7,970,193

Health Care Equipment & Supplies (4.2%)
Dentsply Sirona, Inc.	232,720	12,185,219
Koninklijke Philips NV (NYRS)*	535,813	29,024,990
Medtronic plc	91,671	10,738,341
Zimmer Biomet Holdings, Inc.	101,010	15,564,631

		67,513,181

Health Care Providers & Services (7.2%)
Anthem, Inc.	109,590	35,188,253
Cigna Corp.	138,939	28,924,321
CVS Health Corp.	334,260	22,829,958
Laboratory Corp. of America Holdings*	80,502	16,386,182
McKesson Corp.	68,040	11,833,517

		115,162,231

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Pharmaceuticals (5.4%)
Bayer AG (ADR)	2,061,880	$30,598,299
Elanco Animal Health, Inc.*	362,110	11,105,914
Sanofi (ADR)	685,310	33,299,213
Viatris, Inc.*	639,373	11,981,850

		86,985,276

Total Health Care		277,630,881

Industrials (8.4%)
Aerospace & Defense (4.4%)
Airbus SE (ADR)*	836,267	22,846,815
BAE Systems plc (ADR) (x)	1,453,074	39,450,959
Huntington Ingalls Industries, Inc.	47,050	8,021,084

		70,318,858

Industrial Conglomerates (2.9%)
General Electric Co.	2,609,318	28,180,634
Siemens AG (ADR)*	249,278	17,895,668

		46,076,302

Professional Services (1.1%)
Robert Half International, Inc.	296,961	18,554,123

Total Industrials		134,949,283

Information Technology (10.2%)
Communications Equipment (2.4%)
Cisco Systems, Inc.	863,835	38,656,616

Electronic Equipment, Instruments & Components (0.7%)
Flex Ltd.*	616,082	11,077,154

IT Services (3.7%)
CACI International, Inc., Class A*	32,300	8,053,359
Cognizant Technology Solutions Corp., Class A	254,497	20,856,029
FleetCor Technologies, Inc.*	73,150	19,957,515
Leidos Holdings, Inc.	91,950	9,665,784

		58,532,687

Semiconductors & Semiconductor Equipment (1.0%)
Applied Materials, Inc.	72,230	6,233,449
NXP Semiconductors NV	64,820	10,307,028

		16,540,477

Software (2.4%)
CDK Global, Inc.	418,500	21,690,855
Open Text Corp. (x)	358,290	16,287,864

		37,978,719

Total Information Technology		162,785,653

Materials (3.2%)
Chemicals (3.2%)
Axalta Coating Systems Ltd.*	957,550	27,338,053
Corteva, Inc.	615,688	23,839,439

Total Materials		51,177,492

Real Estate (0.9%)
Real Estate Management & Development (0.9%)
Howard Hughes Corp. (The)*	189,810	14,981,703

Total Real Estate		14,981,703

Utilities (4.7%)
Electric Utilities (2.6%)
Edison International	121,733	7,647,267
Exelon Corp.	377,566	15,940,836
PG&E Corp.*	681,430	8,490,618
PPL Corp.	314,310	8,863,542

		40,942,263

Multi-Utilities (2.1%)
Ameren Corp.	102,600	8,008,956
NiSource, Inc.	507,400	11,639,756
Public Service Enterprise Group, Inc.	253,970	14,806,451

		34,455,163

Total Utilities		75,397,426

Total Common Stocks (98.7%) (Cost $1,356,630,569)		1,581,552,755

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.4%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $100,001, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $102,000. (xx)	$100,000	100,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $110,002, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $112,200. (xx)	110,000	110,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $200,007, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $222,231. (xx)	200,000	200,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $6,125,764, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $6,248,245. (xx)	6,125,730	6,125,730

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $200,005, collateralized by various Common Stocks; total market value $222,225. (xx)	$200,000	$200,000

Total Repurchase Agreements		6,735,730

Total Short-Term Investments (0.4%) (Cost $6,735,730)		6,735,730

Total Investments in Securities (99.1%) (Cost $1,363,366,299)		1,588,288,485
Other Assets Less Liabilities (0.9%)		13,926,898

Net Assets (100%)		$1,602,215,383

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $6,482,906. This was collateralized by cash of $6,735,730 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares

Country Diversification As a Percentage of Total Net Assets
Canada	2.3%
China	0.4
France	4.5
Germany	3.0
Netherlands	2.4
Norway	0.3
United Kingdom	7.1
United States	79.1
Cash and Other	0.9

100.0%

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$158,076,906	$—	$—	$158,076,906
Consumer Discretionary	164,077,016	—	—	164,077,016
Consumer Staples	105,768,765	—	—	105,768,765
Energy	86,217,542	—	—	86,217,542
Financials	350,490,088	—	—	350,490,088
Health Care	277,630,881	—	—	277,630,881
Industrials	134,949,283	—	—	134,949,283
Information Technology	162,785,653	—	—	162,785,653
Materials	51,177,492	—	—	51,177,492
Real Estate	14,981,703	—	—	14,981,703
Utilities	75,397,426	—	—	75,397,426
Short-Term Investments
Repurchase Agreements	—	6,735,730	—	6,735,730

Total Assets	$1,581,552,755	$6,735,730	$—	$1,588,288,485

Total Liabilities	$—	$—	$—	$—

Total	$1,581,552,755	$6,735,730	$—	$1,588,288,485

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,228,848,160
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,320,933,745

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$294,533,475
Aggregate gross unrealized depreciation	(73,960,240)

Net unrealized appreciation	$220,573,235

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,367,715,250

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $1,356,630,569)	$1,581,552,755
Repurchase Agreements (Cost $6,735,730)	6,735,730
Cash	21,016,063
Receivable for securities sold	6,290,628
Dividends, interest and other receivables	1,237,914
Receivable for Portfolio shares sold	85,178
Securities lending income receivable	5,989
Other assets	5,461

Total assets	1,616,929,718

LIABILITIES
Payable for return of collateral on securities loaned	6,735,730
Payable for securities purchased	6,099,847
Investment management fees payable	770,107
Payable for Portfolio shares redeemed	633,108
Distribution fees payable – Class IB	223,362
Administrative fees payable	127,093
Distribution fees payable – Class IA	31,469
Trustees’ fees payable	1,834
Accrued expenses	91,785

Total liabilities	14,714,335

NET ASSETS	$1,602,215,383

Net assets were comprised of:
Paid in capital	$1,356,315,756
Total distributable earnings (loss)	245,899,627

Net assets	$1,602,215,383

Class IA
Net asset value, offering and redemption price per share, $149,595,999 / 6,818,812 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.94

Class IB
Net asset value, offering and redemption price per share, $1,064,449,449 / 48,358,174 shares outstanding (unlimited amount authorized: $0.01 par value)	$22.01

Class K
Net asset value, offering and redemption price per share, $388,169,935 / 17,690,636 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.94

(x)	Includes value of securities on loan of $6,482,906.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $796,407 foreign withholding tax)	$38,467,240
Interest	66,814
Securities lending (net)	133,994

Total income	38,668,048

EXPENSES
Investment management fees	8,163,460
Distribution fees – Class IB	2,315,445
Administrative fees	1,350,412
Distribution fees – Class IA	337,760
Printing and mailing expenses	111,360
Professional fees	97,394
Custodian fees	66,000
Trustees’ fees	47,540
Recoupment fees	79
Miscellaneous	35,174

Total expenses	12,524,624

NET INVESTMENT INCOME (LOSS)	26,143,424

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	119,897,783
Net change in unrealized appreciation (depreciation) on investments in securities	(111,869,276)

NET REALIZED AND UNREALIZED GAIN (LOSS)	8,028,507

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,171,931

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$26,143,424	$31,655,689
Net realized gain (loss)	119,897,783	110,237,864
Net change in unrealized appreciation (depreciation)	(111,869,276)	194,321,054

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,171,931	336,214,607

Distributions to shareholders:
Class IA	(13,143,689)	(10,176,245)
Class IB	(92,775,557)	(67,199,284)
Class K	(34,901,574)	(30,062,475)

Total distributions to shareholders	(140,820,820)	(107,438,004)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 320,210 and 295,151 shares, respectively ]	6,381,342	6,703,405
Capital shares issued in reinvestment of dividends and distributions [ 622,455 and 443,499 shares, respectively ]	13,143,689	10,176,245
Capital shares repurchased [ (993,837) and (925,099) shares, respectively ]	(20,105,057)	(21,218,083)

Total Class IA transactions	(580,026)	(4,338,433)

Class IB
Capital shares sold [ 2,612,246 and 1,787,513 shares, respectively ]	51,251,394	40,760,641
Capital shares issued in reinvestment of dividends and distributions [ 4,378,252 and 2,919,824 shares, respectively ]	92,775,557	67,199,284
Capital shares repurchased [ (4,007,693) and (3,474,019) shares, respectively ]	(82,361,875)	(79,692,004)

Total Class IB transactions	61,665,076	28,267,921

Class K
Capital shares sold [ 744,044 and 196,508 shares, respectively ]	15,725,384	4,490,762
Capital shares issued in reinvestment of dividends and distributions [ 1,651,409 and 1,310,586 shares, respectively ]	34,901,574	30,062,475
Capital shares repurchased [ (3,942,315) and (4,292,747) shares, respectively ]	(82,957,422)	(97,199,188)

Total Class K transactions	(32,330,464)	(62,645,951)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	28,754,586	(38,716,463)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(77,894,303)	190,060,140
NET ASSETS:
Beginning of year	1,680,109,686	1,490,049,546

End of year	$1,602,215,383	$1,680,109,686

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017		2016
Net asset value, beginning of year	$23.46	$20.32	$24.69	$23.16		$19.90

Income (loss) from investment operations:
Net investment income (loss) (e)	0.37	0.44	0.40	0.28		0.29
Net realized and unrealized gain (loss)	0.18	4.28	(2.25)	1.59		3.29

Total from investment operations	0.55	4.72	(1.85)	1.87		3.58

Less distributions:
Dividends from net investment income	(0.38)	(0.45)	(0.41)	(0.34)		(0.32)
Distributions from net realized gains	(1.69)	(1.13)	(2.11)	—		—

Total dividends and distributions	(2.07)	(1.58)	(2.52)	(0.34)		(0.32)

Net asset value, end of year	$21.94	$23.46	$20.32	$24.69		$23.16

Total return	2.82%	23.41%	(7.99)%	8.09	%(dd)	17.99%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$149,596	$161,168	$143,367	$170,805		$164,610
Ratio of expenses to average net assets:
After waivers (f)	0.95%	0.95%	0.92%	0.95%		0.95%
Before waivers (f)	0.95%	0.95%	0.95%	0.95%		0.95%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.78%	1.91%	1.61%	1.19%		1.39%
Before waivers (f)	1.78%	1.91%	1.58%	1.19%		1.39%
Portfolio turnover rate^	88%	47%	36%	43%		34%

	Year Ended December 31,
Class IB	2020	2019	2018	2017		2016
Net asset value, beginning of year	$23.53	$20.37	$24.75	$23.22		$19.95

Income (loss) from investment operations:
Net investment income (loss) (e)	0.36	0.44	0.40	0.28		0.29
Net realized and unrealized gain (loss)	0.19	4.30	(2.26)	1.59		3.31

Total from investment operations	0.55	4.74	(1.86)	1.87		3.60

Less distributions:
Dividends from net investment income	(0.38)	(0.45)	(0.41)	(0.34)		(0.33)
Distributions from net realized gains	(1.69)	(1.13)	(2.11)	—		—

Total dividends and distributions	(2.07)	(1.58)	(2.52)	(0.34)		(0.33)

Net asset value, end of year	$22.01	$23.53	$20.37	$24.75		$23.22

Total return	2.81%	23.46%	(8.01)%	8.07	%(dd)	18.00%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,064,449	$1,067,720	$899,385	$1,025,850		$1,004,707
Ratio of expenses to average net assets:
After waivers (f)	0.95%	0.95%	0.92%	0.95%		0.95%
Before waivers (f)	0.95%	0.95%	0.95%	0.95%		0.95%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.78%	1.90%	1.60%	1.19%		1.38%
Before waivers (f)	1.78%	1.90%	1.58%	1.19%		1.38%
Portfolio turnover rate^	88%	47%	36%	43%		34%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/BLACKROCK BASIC VALUE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017		2016
Net asset value, beginning of year	$23.46	$20.31	$24.69	$23.15		$19.90

Income (loss) from investment operations:
Net investment income (loss) (e)	0.42	0.50	0.46	0.34		0.34
Net realized and unrealized gain (loss)	0.18	4.29	(2.25)	1.60		3.30

Total from investment operations	0.60	4.79	(1.79)	1.94		3.64

Less distributions:
Dividends from net investment income	(0.43)	(0.51)	(0.48)	(0.40)		(0.39)
Distributions from net realized gains	(1.69)	(1.13)	(2.11)	—		—

Total dividends and distributions	(2.12)	(1.64)	(2.59)	(0.40)		(0.39)

Net asset value, end of year	$21.94	$23.46	$20.31	$24.69		$23.15

Total return	3.05%	23.76%	(7.78)%	8.39	%(dd)	18.24%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$388,170	$451,221	$447,298	$568,814		$724,922
Ratio of expenses to average net assets:
After waivers (f)	0.70%	0.70%	0.67%	0.70%		0.70%
Before waivers (f)	0.70%	0.70%	0.70%	0.70%		0.70%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.04%	2.17%	1.86%	1.44%		1.65%
Before waivers (f)	2.04%	2.17%	1.83%	1.44%		1.65%
Portfolio turnover rate^	88%	47%	36%	43%		34%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(dd)	Includes a litigation payment. Without this payment, the total return would have been 7.96% for Class IA, 7.98% for Class IB and 8.26% for Class K.

See Notes to Financial Statements.

EQ/CAPITAL GROUP RESEARCH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Capital International, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	23.26%	16.22%	14.44%
Portfolio – Class IB Shares	23.26	16.21	14.40
S&P 500® Index	18.40	15.22	13.88

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 23.26% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned 18.40% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection and an underweight in the health care sector contributed to relative returns.

•	Investment choices and above-benchmark positions in the financials and communication services sectors helped Portfolio results.

•

Shares of Seattle Genetics, Inc., a biotechnology company focused on cancer therapies, rose. The company reported strong third-quarter revenues and announced two new strategic collaborations with Merck &Co., Inc. in oncology.

•	Shares of semiconductor equipment maker ASML Holding NV surged. The company is a leader in deep ultraviolet lithography and occupies a critical niche in the semiconductor manufacturing process.

•

Ultragenyx Pharmaceutical, Inc.’s shares rose. The rare disease specialist reported strong results for its commercial therapies, including its lead candidate, Crysvita, which is used to treat rare bone diseases.

•	Shares of fast-casual restaurant chain Chipotle Mexican Grill, Inc. gained, benefiting from accelerated growth in its digital ordering and delivery channels during the pandemic.

What hurt performance during the year:

•	An underweight position and stock choices in the information technology and consumer discretionary sectors detracted from returns.

•	An overweight position in the energy sector also hurt relative results.

•	Lighter exposure to Apple, Inc. detracted from the Portfolio’s results. The iPhone maker’s shares soared as the company saw a jump in sales in its wearables and services segment.

•	A below-benchmark position in e-commerce giant Amazon.com, Inc. also detracted from the Portfolio’s relative returns. Shares gained on the strength of its e-commerce and cloud-computing businesses.

•	Shares of oil exploration and production company EOG Resources, Inc. declined on plummeting global demand for petroleum products.

•

Lack of exposure to chipmaker NVIDIA Corp. detracted from the Portfolio’s relative results. The company benefited from a surge in demand for its graphic processing units used in both data centers and gaming.

Portfolio Positioning and Outlook — Capital International, Inc.

The global economy is turning the corner toward recovery, fueled by China’s economic rebound and fresh stimulus measures around the world, which should help support equity prices in a low interest rate environment. Countries are beginning to roll out vaccines to contain COVID-19, however, growth is likely to be challenged in the first half of 2021 by another wave of virus outbreaks. As more vaccines are administered, global growth could accelerate and help unleash pent-up demand for a number of goods and services.

EQ/CAPITAL GROUP RESEARCH PORTFOLIO (Unaudited)

At year end, by sector, information technology was the largest area of exposure in the Portfolio, with investments spread across software, semiconductors and IT services. Investments in communication services were another area of focus, represented by holdings in the cable, internet services and streaming media industries. The Portfolio had minimal exposure to energy and materials.

Sector Weightings as of December 31, 2020	% of Net Assets
Information Technology	25.8%
Communication Services	12.7
Financials	11.5
Health Care	11.4
Industrials	10.3
Consumer Discretionary	9.8
Consumer Staples	6.0
Real Estate	3.7
Energy	2.5
Materials	2.5
Utilities	2.1
Cash and Other	1.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,226.50	$5.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.26	4.93
Class IB
Actual	1,000.00	1,227.00	5.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.26	4.93

* Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratio of 0.97% and 0.97%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CAPITAL GROUP RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (12.7%)
Entertainment (2.5%)
Activision Blizzard, Inc.	43,137	$4,005,271
Netflix, Inc.*	18,977	10,261,433

		14,266,704

Interactive Media & Services (5.2%)
Alphabet, Inc., Class C*	8,366	14,656,228
Facebook, Inc., Class A*	56,087	15,320,725

		29,976,953

Media (5.0%)
Cable One, Inc.	2,665	5,936,873
Charter Communications, Inc., Class A (x)*	22,987	15,207,050
Comcast Corp., Class A	152,797	8,006,563

		29,150,486

Total Communication Services		73,394,143

Consumer Discretionary (9.8%)
Hotels, Restaurants & Leisure (5.4%)
Chipotle Mexican Grill, Inc.*	7,028	9,745,798
Hilton Grand Vacations, Inc.*	210,105	6,586,792
Royal Caribbean Cruises Ltd.	74,515	5,565,525
Wynn Resorts Ltd.	38,628	4,358,397
Yum! Brands, Inc.	48,030	5,214,137

		31,470,649

Internet & Direct Marketing Retail (2.5%)
Amazon.com, Inc.*	3,615	11,773,802
Booking Holdings, Inc.*	1,209	2,692,770

		14,466,572

Specialty Retail (1.0%)
Burlington Stores, Inc.*	21,064	5,509,289

Textiles, Apparel & Luxury Goods (0.9%)
NIKE, Inc., Class B	37,411	5,292,534

Total Consumer Discretionary		56,739,044

Consumer Staples (6.0%)
Beverages (1.4%)
Constellation Brands, Inc., Class A	14,321	3,137,015
Molson Coors Beverage Co., Class B	112,716	5,093,636

		8,230,651

Food & Staples Retailing (0.8%)
Costco Wholesale Corp.	12,770	4,811,480

Food Products (0.7%)
Kraft Heinz Co. (The)	116,495	4,037,717

Household Products (0.9%)
Church & Dwight Co., Inc.	61,803	5,391,076

Personal Products (1.0%)
Estee Lauder Cos., Inc. (The), Class A	20,621	5,489,104

Tobacco (1.2%)
Philip Morris International, Inc.	80,073	6,629,244

Total Consumer Staples		34,589,272

Energy (2.5%)
Oil, Gas & Consumable Fuels (2.5%)
Chevron Corp.	37,262	3,146,776
Concho Resources, Inc.	47,453	2,768,883
ConocoPhillips	76,170	3,046,038
EOG Resources, Inc.	78,257	3,902,677
Equitrans Midstream Corp.	185,635	1,492,505

Total Energy		14,356,879

Financials (11.5%)
Banks (2.7%)
JPMorgan Chase & Co.	74,919	9,519,957
SVB Financial Group*	16,480	6,391,439

		15,911,396

Capital Markets (4.7%)
CME Group, Inc.	11,574	2,107,047
Intercontinental Exchange, Inc.	62,200	7,171,038
Moody’s Corp.	21,435	6,221,294
MSCI, Inc.	15,892	7,096,255
Nasdaq, Inc.	33,700	4,473,338

		27,068,972

Insurance (4.1%)
Aon plc, Class A	39,558	8,357,419
Chubb Ltd.	33,689	5,185,411
Marsh & McLennan Cos., Inc.	49,768	5,822,856
RenaissanceRe Holdings Ltd.	27,180	4,506,987

		23,872,673

Total Financials		66,853,041

Health Care (11.4%)
Biotechnology (5.8%)
Allakos, Inc.*	17,800	2,492,000
Allogene Therapeutics, Inc.*	52,217	1,317,957
Biohaven Pharmaceutical Holding Co. Ltd.*	67,127	5,753,455
Karuna Therapeutics, Inc.*	27,318	2,775,236
Neurocrine Biosciences, Inc.*	39,607	3,796,331
Seagen, Inc.*	53,565	9,381,374
Ultragenyx Pharmaceutical, Inc.*	38,203	5,288,441
Vertex Pharmaceuticals, Inc.*	11,694	2,763,760

		33,568,554

Health Care Equipment & Supplies (2.8%)
Abbott Laboratories	38,551	4,220,949
Danaher Corp.	27,289	6,061,978
Edwards Lifesciences Corp.*	64,714	5,903,858

		16,186,785

Health Care Providers & Services (2.8%)
Anthem, Inc.	14,036	4,506,819
Centene Corp.*	88,230	5,296,447
UnitedHealth Group, Inc.	19,426	6,812,310

		16,615,576

Total Health Care		66,370,915

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GROUP RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Industrials (10.3%)
Aerospace & Defense (3.3%)
HEICO Corp.	12,200	$1,615,280
HEICO Corp., Class A	27,871	3,262,579
L3Harris Technologies, Inc.	32,366	6,117,821
TransDigm Group, Inc.*	13,409	8,298,160

		19,293,840

Building Products (1.2%)
Carrier Global Corp.	185,348	6,991,327

Commercial Services & Supplies (1.0%)
Waste Connections, Inc.	56,041	5,748,125

Construction & Engineering (2.0%)
Arcosa, Inc.	211,757	11,631,812

Electrical Equipment (0.9%)
AMETEK, Inc.	45,362	5,486,080

Professional Services (1.1%)
Equifax, Inc.	32,247	6,218,512

Road & Rail (0.8%)
CSX Corp.	49,024	4,448,928

Total Industrials		59,818,624

Information Technology (25.8%)
Electronic Equipment, Instruments & Components (1.3%)
Trimble, Inc.*	114,326	7,633,547

IT Services (7.3%)
FleetCor Technologies, Inc.*	18,155	4,953,229
GoDaddy, Inc., Class A*	53,665	4,451,512
Mastercard, Inc., Class A	32,024	11,430,290
Okta, Inc.*	11,436	2,907,717
PayPal Holdings, Inc.*	27,210	6,372,582
VeriSign, Inc.*	10,879	2,354,216
Visa, Inc., Class A	45,133	9,871,941

		42,341,487

Semiconductors & Semiconductor Equipment (9.4%)
ASML Holding NV (Registered) (NYRS)	27,091	13,212,822
Broadcom, Inc.	23,486	10,283,345
Enphase Energy, Inc.*	19,600	3,439,212
Intel Corp.	67,056	3,340,730
Lam Research Corp.	15,234	7,194,561
Micron Technology, Inc.*	140,935	10,595,493
ON Semiconductor Corp.*	193,892	6,346,085

		54,412,248

Software (6.6%)
Adobe, Inc.*	14,074	7,038,689
Bill.com Holdings, Inc.*	22,165	3,025,522
CDK Global, Inc.	89,595	4,643,709
Microsoft Corp.	74,234	16,511,126
ServiceNow, Inc.*	13,125	7,224,394

		38,443,440

Technology Hardware, Storage & Peripherals (1.2%)
Apple, Inc.	51,217	6,795,984

Total Information Technology		149,626,706

Materials (2.5%)
Chemicals (1.6%)
Air Products and Chemicals, Inc.	20,928	5,717,948
Sherwin-Williams Co. (The)	4,328	3,180,691

		8,898,639

Metals & Mining (0.9%)
Allegheny Technologies, Inc.*	317,612	5,326,353

Total Materials		14,224,992

Real Estate (3.7%)
Equity Real Estate Investment Trusts (REITs) (3.7%)
American Tower Corp. (REIT)	18,581	4,170,691
Crown Castle International Corp. (REIT)	24,575	3,912,094
Equinix, Inc. (REIT)	9,833	7,022,532
Park Hotels & Resorts, Inc. (REIT)	365,973	6,276,437

Total Real Estate		21,381,754

Utilities (2.1%)
Independent Power and Renewable Electricity Producers (1.3%)
AES Corp. (The)	325,541	7,650,214

Multi-Utilities (0.8%)
CenterPoint Energy, Inc.	222,316	4,810,918

Total Utilities		12,461,132

Total Investments in Securities (98.3%) (Cost $335,794,394)		569,816,502
Other Assets Less Liabilities (1.7%)		9,748,152

Net Assets (100%)		$579,564,654

*	Non-income producing.
(x)

All or a portion of security is on loan at December 31, 2020. The Portfolio had loaned securities with a total value of $3,808,543. This was collateralized by $3,837,796 of various U.S. Government Treasury Securities, ranging from 0.000% - 5.250%, maturing 2/4/21 - 8/15/50.

Glossary:

NYRS	— New York Registry Shares

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GROUP RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$73,394,143	$—	$—	$73,394,143
Consumer Discretionary	56,739,044	—	—	56,739,044
Consumer Staples	34,589,272	—	—	34,589,272
Energy	14,356,879	—	—	14,356,879
Financials	66,853,041	—	—	66,853,041
Health Care	66,370,915	—	—	66,370,915
Industrials	59,818,624	—	—	59,818,624
Information Technology	149,626,706	—	—	149,626,706
Materials	14,224,992	—	—	14,224,992
Real Estate	21,381,754	—	—	21,381,754
Utilities	12,461,132	—	—	12,461,132

Total Assets	$569,816,502	$—	$—	$569,816,502

Total Liabilities	$—	$—	$—	$—

Total	$569,816,502	$—	$—	$569,816,502

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$191,961,866
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$198,754,998

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$247,412,192
Aggregate gross unrealized depreciation	$(13,307,669)

Net unrealized appreciation	$234,104,523

Federal income tax cost of investments in securities and derivative instruments, if applicable	$335,711,979

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GROUP RESEARCH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x) (Cost $335,794,394)	$569,816,502
Cash	10,118,218
Dividends, interest and other receivables	248,948
Receivable for Portfolio shares sold	67,519
Securities lending income receivable	1,410
Other assets	2,200

Total assets	580,254,797

LIABILITIES
Investment management fees payable	281,750
Payable for Portfolio shares redeemed	118,652
Distribution fees payable – Class IB	103,039
Administrative fees payable	45,743
Distribution fees payable – Class IA	18,062
Trustees’ fees payable	1,878
Accrued expenses	121,019

Total liabilities	690,143

NET ASSETS	$579,564,654

Net assets were comprised of:
Paid in capital	$342,942,211
Total distributable earnings (loss)	236,622,443

Net assets	$579,564,654

Class IA
Net asset value, offering and redemption price per share, $86,482,480 / 2,835,424 shares outstanding (unlimited amount authorized: $0.01 par value)	$30.50

Class IB
Net asset value, offering and redemption price per share, $493,082,174 / 16,141,650 shares outstanding (unlimited amount authorized: $0.01 par value)	$30.55

(x)	Includes value of securities on loan of $3,808,543.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $33,128 foreign withholding tax)	$4,814,648
Interest	37,723
Securities lending (net)	10,894

Total income	4,863,265

EXPENSES
Investment management fees	3,068,935
Distribution fees – Class IB	1,019,210
Administrative fees	449,814
Distribution fees – Class IA	154,864
Professional fees	73,011
Printing and mailing expenses	50,549
Custodian fees	43,000
Trustees’ fees	14,391
Miscellaneous	8,828

Gross expenses	4,882,602
Less: Waiver from investment manager	(304,575)

Net expenses	4,578,027

NET INVESTMENT INCOME (LOSS)	285,238

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	35,906,367
Net change in unrealized appreciation (depreciation) on investments in securities	71,717,962

NET REALIZED AND UNREALIZED GAIN (LOSS)	107,624,329

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$107,909,567

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GROUP RESEARCH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$285,238	$2,687,985
Net realized gain (loss)	35,906,367	36,970,153
Net change in unrealized appreciation (depreciation)	71,717,962	73,474,408

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	107,909,567	113,132,546

Distributions to shareholders:
Class IA	(4,625,018)	(4,760,076)
Class IB	(26,362,709)	(43,580,754)
Class K	—	(732,671)

Total distributions to shareholders	(30,987,727)	(49,073,501)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,609,557 and 64,435 shares, respectively ]	43,527,922	1,719,551
Capital shares issued in reinvestment of dividends and distributions [ 156,094 and 184,239 shares, respectively ]	4,625,018	4,760,076
Capital shares repurchased [ (516,285) and (324,715) shares, respectively ]	(14,144,880)	(8,577,984)

Total Class IA transactions	34,008,060	(2,098,357)

Class IB
Capital shares sold [ 504,451 and 374,547 shares, respectively ]	13,000,609	9,784,278
Capital shares issued in connection with merger (Note 8) [ 3,579,588 and 0 shares, respectively ]	97,316,445	—
Capital shares issued in reinvestment of dividends and distributions [ 888,387 and 1,684,422 shares, respectively ]	26,362,709	43,580,754
Capital shares repurchased [ (3,370,358) and (1,694,355) shares, respectively ]	(90,689,640)	(44,979,060)

Total Class IB transactions	45,990,123	8,385,972

Class K
Capital shares sold [ 41,820 and 74,326 shares, respectively ]	942,928	1,979,002
Capital shares issued in reinvestment of dividends and distributions [ 0 and 28,460 shares, respectively ]	—	732,671
Capital shares repurchased [ (287,866) and (49,625) shares, respectively ]	(7,419,663)	(1,309,598)

Total Class K transactions	(6,476,735)	1,402,075

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	73,521,448	7,689,690

TOTAL INCREASE (DECREASE) IN NET ASSETS	150,443,288	71,748,735
NET ASSETS:
Beginning of year	429,121,366	357,372,631

End of year	$579,564,654	$429,121,366

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GROUP RESEARCH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019		2018	2017		2016
Net asset value, beginning of year	$26.18	$22.27		$26.69	$22.66		$21.07

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	0.17	##	0.14	0.16	####	0.16	###
Net realized and unrealized gain (loss)	6.03	7.06		(1.20)	5.58		1.62

Total from investment operations	6.04	7.23		(1.06)	5.74		1.78

Less distributions:
Dividends from net investment income	(0.03)	(0.15)		(0.16)	(0.16)		(0.19)
Distributions from net realized gains	(1.69)	(3.17)		(3.20)	(1.55)		—

Total dividends and distributions	(1.72)	(3.32)		(3.36)	(1.71)		(0.19)

Net asset value, end of year	$30.50	$26.18		$22.27	$26.69		$22.66

Total return	23.26%	32.89%		(4.81)%	25.39	%(dd)	8.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$86,482	$41,519		$37,013	$42,155		$38,797
Ratio of expenses to average net assets:
After waivers (f)	0.97%	0.97%		0.97%	0.97%		0.97%
Before waivers (f)	1.03%	1.03%		1.04%	1.04%		1.04%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.05%	0.66	%(aa)	0.52%	0.61	%(ee)	0.74	%(cc)
Before waivers (f)	(0.01)%	0.59	%(aa)	0.45%	0.54	%(ee)	0.67	%(cc)
Portfolio turnover rate^	42%	32%		31%	28%		20%

	Year Ended December 31,
Class IB	2020	2019		2018	2017		2016
Net asset value, beginning of year	$26.22	$22.30		$26.72	$22.68		$21.10

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.17	##	0.14	0.16	####	0.16	###
Net realized and unrealized gain (loss)	6.03	7.07		(1.20)	5.59		1.62

Total from investment operations	6.05	7.24		(1.06)	5.75		1.78

Less distributions:
Dividends from net investment income	(0.03)	(0.15)		(0.16)	(0.16)		(0.20)
Distributions from net realized gains	(1.69)	(3.17)		(3.20)	(1.55)		—

Total dividends and distributions	(1.72)	(3.32)		(3.36)	(1.71)		(0.20)

Net asset value, end of year	$30.55	$26.22		$22.30	$26.72		$22.68

Total return	23.26%	32.89%		(4.81)%	25.41	%(dd)	8.40%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$493,082	$381,178		$316,075	$359,765		$308,617
Ratio of expenses to average net assets:
After waivers (f)	0.97%	0.97%		0.97%	0.97%		0.97%
Before waivers (f)	1.03%	1.03%		1.04%	1.04%		1.04%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.06%	0.66	%(aa)	0.52%	0.60	%(ee)	0.74	%(cc)
Before waivers (f)	— %‡‡	0.59	%(aa)	0.45%	0.54	%(ee)	0.68	%(cc)
Portfolio turnover rate^	42%	32%		31%	28%		20%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CAPITAL GROUP RESEARCH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	January 1, 2020 to June 7, 2020‡	Year Ended December 31,
Class K		2019		2018	2017		2016
Net asset value, beginning of Period	$26.11	$22.21		$26.64	$22.61		$21.03

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.24	##	0.21	0.22	####	0.22	###
Net realized and unrealized gain (loss)	0.95	7.05		(1.21)	5.58		1.61

Total from investment operations	1.00	7.29		(1.00)	5.80		1.83

Less distributions:
Dividends from net investment income	—	(0.22)		(0.23)	(0.22)		(0.25)
Distributions from net realized gains	—	(3.17)		(3.20)	(1.55)		—

Total dividends and distributions	—	(3.39)		(3.43)	(1.77)		(0.25)

Net asset value, end of Period	$27.11	$26.11		$22.21	$26.64		$22.61

Total return (b)	3.79%	33.24%		(4.61)%	25.74	%(dd)	8.70%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—	$6,424		$4,285	$4,081		$3,425
Ratio of expenses to average net assets:
After waivers (a)(f)	0.72%	0.72%		0.72%	0.72%		0.72%
Before waivers (a)(f)	0.79%	0.79%		0.79%	0.79%		0.79%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.44%	0.91	%(aa)	0.77%	0.85	%(ee)	1.01	%(cc)
Before waivers (a)(f)	0.37%	0.84	%(aa)	0.71%	0.79	%(ee)	0.94	%(cc)
Portfolio turnover rate^	42%	32%		31%	28%		20%
‡	After the close of business on June 7, 2020 operations for Class K ceased and shares were fully redeemed. The shares are no longer being offered, but are still registered.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.12, $0.12 and $0.19 for Class IA, IB and Class K, respectively.
###	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.12, $0.12 and $0.17 for Class IA, Class IB and Class K, respectively.
####	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.11, $0.11 and $0.17 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.19% lower.
(cc)	Includes income resulting from a special dividend. Without this dividend, the ratios would have been 0.19%, 0.19% and 0.20% lower for Class IA, Class IB and Class K, respectively.
(dd)	Includes a litigation payment. Without this payment, the total return would have been 25.25% for Class IA, 25.27% for Class IB and 25.55% for Class K.
(ee)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.18% lower.

See Notes to Financial Statements.

EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	ClearBridge Investments, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	30.91%	16.87%	13.74%
Portfolio – Class IB Shares	30.85	16.87	13.71
Portfolio – Class K Shares*	31.19	17.17	15.52
Russell 1000® Growth Index	38.49	21.00	17.21

* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 30.85% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell 1000® Growth Index, which returned 38.49% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the industrials, health care and real estate sectors was the main contributor to relative performance, led by solid gains from United Parcel Service, Inc., which is benefiting from a surge in deliveries from e-commerce; Uber Technologies, Inc., where strength in its food delivery business is offsetting weak rideshare volumes; as well as Thermo Fisher Scientific, Inc., a diversified medical supplier that has been providing testing kits during the COVID-19 pandemic and Alexion Pharmaceuticals, Inc., a biotechnology firm that received an acquisition bid from a larger pharmaceutical rival.

•

Microsoft Corp., Apple, Inc., NVIDIA Corp., Adobe, Inc. and QUALCOMM, Inc. were standouts in the IT sector, as they maintain leadership positions in secular growth areas that have been accelerated by the work-from-home and stay-at-home environments.

•	Amazon.com, Inc. has also continued to thrive on both the e-commerce and cloud front while Aptiv plc has surged on growing demand for electric vehicles.

What hurt performance during the year:

•

Stock selection in the IT sector was the biggest detractor from results, due primarily to underperformance of software stocks Nutanix, Inc., Oracle Corp. and VMware, Inc. and an underweight to the high beta, mega cap momentum names that have led market performance over the last 12 months. We exited Oracle and have seen better recent results from Nutanix.

•

Ex-Amazon, the Portfolio’s consumer discretionary exposure was also a headwind as Booking Holdings, Inc. was hurt by sharply reduced travel related to the pandemic, Advance Auto Parts, Inc. suffered from weakening comparable store sales due to shelter in place policies while Alibaba Group Holding Ltd. traded off on increasing regulatory scrutiny in its home market of China.

•

Stock selection in communication services was also a detractor as normally defensive names Comcast Corp. and The Walt Disney Co. sold off due to the closure of theme parks, live sports and related entertainment activity that have impacted near-term results. Comcast has partially offset its entertainment weakness with strong broadband growth while Disney is seeing improving results from the strong debut of its streaming service.

Portfolio Positioning and Outlook — ClearBridge Investments, LLC

The Portfolio is constructed to thrive through a full market cycle and deliver strong down capture during turbulent periods. Any year where our very concentrated benchmark is up 38% will likely be a difficult one due to our focus on diversification across three buckets of growth companies. The Portfolio trails the benchmark over an extended period of momentum leadership and one where a handful of mega cap IT and Internet stocks are driving most of the benchmark’s performance.

Looking back on the year, we were too conservative in repositioning the Portfolio during the volatility of the first and second quarters. While adding six names and

EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO (Unaudited)

exiting eight others in that span, we weren’t active enough in an IT sector that acted much more defensively than expected. We believe valuation concerns have thus far been ignored in the most expensive areas within technology and communications. At year end, we held a balance of secular winners along with healthy exposure to reopening of the economy, post vaccine success.

The desire to promote diversification also prevented us from maintaining a benchmark weight in Apple, Inc., which accounts for 11.6% of the Russell 1000 Growth Index and was up over 80% for the year. Choosing not to own Tesla was also a significant headwind to relative results as the stock skyrocketed more than 700%.

For some time, the Portfolio has been positioned for an environment of low economic growth. That was certainly the case for much of 2020 as the economy suffered through a sharp but brief recession. As we enter the new year, the economy is still down 10 million jobs from its pre-COVID-19 peak and a recent surge in infections has caused jobless claims to move higher again. What’s uncertain is whether the economy is hitting a rough patch or headed for a double dip recession. We think the former scenario is more likely as the successful distribution of COVID-19 vaccines, combined with new fiscal stimulus, continued monetary accommodation and a Wall Street–friendly divided Congress, could lead to reasonable gross domestic product (GDP) growth in 2021.

Sector Weightings as of December 31, 2020	% of Net Assets
Information Technology	40.2%
Consumer Discretionary	18.3
Health Care	14.7
Communication Services	9.4
Industrials	9.4
Consumer Staples	4.2
Real Estate	1.6
Materials	1.4
Repurchase Agreements	1.0
Cash and Other	(0.2)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,225.70	$5.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.03	5.16
Class IB
Actual	1,000.00	1,225.60	5.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.03	5.16
Class K
Actual	1,000.00	1,226.90	4.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.29	3.89

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.02%, 1.02% and 0.77%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (9.4%)
Entertainment (2.0%)
Walt Disney Co. (The)*	47,622	$8,628,154

Interactive Media & Services (5.7%)
Facebook, Inc., Class A*	90,013	24,587,951

Media (1.7%)
Comcast Corp., Class A	143,832	7,536,797

Total Communication Services		40,752,902

Consumer Discretionary (18.3%)
Auto Components (1.6%)
Aptiv plc	51,239	6,675,929

Internet & Direct Marketing Retail (11.8%)
Alibaba Group Holding Ltd. (ADR)*	25,420	5,915,997
Amazon.com, Inc.*	12,058	39,272,062
Booking Holdings, Inc.*	2,671	5,949,038

		51,137,097

Specialty Retail (4.9%)
Advance Auto Parts, Inc.	37,390	5,889,299
Home Depot, Inc. (The)	28,785	7,645,872
Ulta Beauty, Inc.*	26,654	7,653,962

		21,189,133

Total Consumer Discretionary		79,002,159

Consumer Staples (4.2%)
Beverages (2.6%)
Anheuser-Busch InBev SA/NV (ADR) (x)	60,984	4,263,392
Monster Beverage Corp.*	73,530	6,800,054

		11,063,446

Food & Staples Retailing (1.6%)
Costco Wholesale Corp.	18,817	7,089,869

Total Consumer Staples		18,153,315

Health Care (14.7%)
Biotechnology (4.8%)
Alexion Pharmaceuticals, Inc.*	46,687	7,294,377
Amgen, Inc.	40,290	9,263,477
BioMarin Pharmaceutical, Inc.*	45,310	3,973,234

		20,531,088

Health Care Equipment & Supplies (1.2%)
Alcon, Inc.*	80,850	5,334,483

Health Care Providers & Services (3.4%)
UnitedHealth Group, Inc.	41,635	14,600,562

Life Sciences Tools & Services (2.8%)
Thermo Fisher Scientific, Inc.	25,727	11,983,122

Pharmaceuticals (2.5%)
Zoetis, Inc.	66,007	10,924,158

Total Health Care		63,373,413

Industrials (9.4%)
Aerospace & Defense (1.5%)
Raytheon Technologies Corp.	85,950	6,146,285

Air Freight & Logistics (2.4%)
United Parcel Service, Inc., Class B	62,098	10,457,303

Professional Services (1.7%)
IHS Markit Ltd.	82,643	7,423,821

Road & Rail (2.0%)
Uber Technologies, Inc.*	170,360	8,688,360

Trading Companies & Distributors (1.8%)
WW Grainger, Inc.	18,860	7,701,292

Total Industrials		40,417,061

Information Technology (40.2%)
IT Services (7.9%)
Akamai Technologies, Inc.*	61,560	6,463,185
Fidelity National Information Services, Inc.	50,040	7,078,658
Visa, Inc., Class A	93,481	20,447,099

		33,988,942

Semiconductors & Semiconductor Equipment (9.0%)
ASML Holding NV (Registered) (NYRS)	9,310	4,540,673
NVIDIA Corp.	21,500	11,227,300
NXP Semiconductors NV	32,180	5,116,942
QUALCOMM, Inc.	81,520	12,418,757
Texas Instruments, Inc.	35,106	5,761,947

		39,065,619

Software (18.0%)
Adobe, Inc.*	28,349	14,177,902
Atlassian Corp. plc, Class A*	11,250	2,631,037
Microsoft Corp.	94,497	21,018,023
Nutanix, Inc., Class A*	98,770	3,147,800
Palo Alto Networks, Inc.*	26,530	9,428,497
salesforce.com, Inc.*	50,971	11,342,354
Splunk, Inc.*	47,645	8,094,409
VMware, Inc., Class A (x)*	39,041	5,475,891
Workday, Inc., Class A*	9,700	2,324,217

		77,640,130

Technology Hardware, Storage & Peripherals (5.3%)
Apple, Inc.	171,794	22,795,346

Total Information Technology		173,490,037

Materials (1.4%)
Chemicals (1.4%)
Ecolab, Inc.	28,028	6,064,138

Total Materials		6,064,138

Real Estate (1.6%)
Equity Real Estate Investment Trusts (REITs) (1.6%)
Equinix, Inc. (REIT)	9,860	7,041,815

Total Real Estate		7,041,815

Total Common Stocks (99.2%) (Cost $207,303,927)		428,294,840

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.0%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $600,008, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $612,001. (xx)	$600,000	$600,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $2,000,044, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $2,040,007. (xx)	2,000,000	2,000,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $1,932,407, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $1,971,044. (xx)	1,932,396	1,932,396

Total Repurchase Agreements		4,532,396

Total Short-Term Investments (1.0%) (Cost $4,532,396)		4,532,396

Total Investments in Securities (100.2%) (Cost $211,836,323)		432,827,236
Other Assets Less Liabilities (-0.2%)		(650,023)

Net Assets (100%)		$432,177,213

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $7,093,122. This was collateralized by $2,676,423 of various U.S. Government Treasury Securities, ranging from 0.000% - 3.875%, maturing 1/28/21 - 2/15/50 and by cash of $4,532,396 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$40,752,902	$—	$—	$40,752,902
Consumer Discretionary	79,002,159	—	—	79,002,159
Consumer Staples	18,153,315	—	—	18,153,315
Health Care	63,373,413	—	—	63,373,413
Industrials	40,417,061	—	—	40,417,061
Information Technology	173,490,037	—	—	173,490,037
Materials	6,064,138	—	—	6,064,138
Real Estate	7,041,815	—	—	7,041,815
Short-Term Investments
Repurchase Agreements	—	4,532,396	—	4,532,396

Total Assets	$428,294,840	$4,532,396	$—	$432,827,236

Total Liabilities	$—	$—	$—	$—

Total	$428,294,840	$4,532,396	$—	$432,827,236

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$77,706,977
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$136,335,804

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$222,668,572
Aggregate gross unrealized depreciation	(3,123,677)

Net unrealized appreciation	$219,544,895

Federal income tax cost of investments in securities and derivative instruments, if applicable	$213,282,341

For the year ended December 31, 2020, the Portfolio incurred approximately $138 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $207,303,927)	$428,294,840
Repurchase Agreements (Cost $4,532,396)	4,532,396
Cash	5,081,345
Receivable for Portfolio shares sold	60,365
Dividends, interest and other receivables	44,738
Securities lending income receivable	1,815
Other assets	1,611

Total assets	438,017,110

LIABILITIES
Payable for return of collateral on securities loaned	4,532,396
Payable for Portfolio shares redeemed	911,991
Investment management fees payable	222,675
Distribution fees payable – Class IB	85,666
Administrative fees payable	34,216
Distribution fees payable – Class IA	3,267
Accrued expenses	49,686

Total liabilities	5,839,897

NET ASSETS	$432,177,213

Net assets were comprised of:
Paid in capital	$207,413,947
Total distributable earnings (loss)	224,763,266

Net assets	$432,177,213

Class IA
Net asset value, offering and redemption price per share, $15,537,686 / 953,913 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.29

Class IB
Net asset value, offering and redemption price per share, $409,149,743 / 26,165,537 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.64

Class K
Net asset value, offering and redemption price per share, $7,489,784 / 451,532 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.59

(x)	Includes value of securities on loan of $7,093,122.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $10,495 foreign withholding tax)	$3,205,658
Interest	18,962
Securities lending (net)	17,123

Total income	3,241,743

EXPENSES
Investment management fees	2,502,810
Distribution fees – Class IB	908,777
Administrative fees	366,831
Professional fees	60,285
Printing and mailing expenses	45,152
Distribution fees – Class IA	34,643
Custodian fees	32,000
Trustees’ fees	12,493
Miscellaneous	7,143

Gross expenses	3,970,134
Less: Waiver from investment manager	(35,372)

Net expenses	3,934,762

NET INVESTMENT INCOME (LOSS)	(693,019)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	39,345,015
Net change in unrealized appreciation (depreciation) on investments in securities	66,519,218

NET REALIZED AND UNREALIZED GAIN (LOSS)	105,864,233

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$105,171,214

See Notes to Financial Statements.

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EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(693,019)	$80,030
Net realized gain (loss)	39,345,015	19,707,293
Net change in unrealized appreciation (depreciation)	66,519,218	79,523,066

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	105,171,214	99,310,389

Distributions to shareholders:
Class IA	(1,206,061)	(816,960)
Class IB	(32,900,762)	(22,133,012)
Class K	(595,426)	(576,148)

Total distributions to shareholders	(34,702,249)	(23,526,120)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 128,076 and 77,381 shares, respectively ]	1,599,749	986,530
Capital shares issued in reinvestment of dividends and distributions [ 75,976 and 61,768 shares, respectively ]	1,206,061	816,960
Capital shares repurchased [ (273,719) and (151,668) shares, respectively ]	(3,668,834)	(1,942,962)

Total Class IA transactions	(863,024)	(139,472)

Class IB
Capital shares sold [ 1,463,728 and 1,104,116 shares, respectively ]	20,181,124	13,618,135
Capital shares issued in reinvestment of dividends and distributions [ 2,158,672 and 1,736,717 shares, respectively ]	32,900,762	22,133,012
Capital shares repurchased [ (5,072,152) and (4,194,615) shares, respectively ]	(69,958,467)	(52,179,890)

Total Class IB transactions	(16,876,581)	(16,428,743)

Class K
Capital shares sold [ 179,143 and 247,429 shares, respectively ]	2,489,271	3,258,259
Capital shares issued in reinvestment of dividends and distributions [ 36,840 and 42,942 shares, respectively ]	595,426	576,148
Capital shares repurchased [ (467,694) and (274,658) shares, respectively ]	(6,568,531)	(3,619,780)

Total Class K transactions	(3,483,834)	214,627

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(21,223,439)	(16,353,588)

TOTAL INCREASE (DECREASE) IN NET ASSETS	49,245,526	59,430,681
NET ASSETS:
Beginning of year	382,931,687	323,501,006

End of year	$432,177,213	$382,931,687

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020		2019	2018		2017	2016
Net asset value, beginning of year	$13.51		$10.89	$11.95		$10.77	$10.73

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.03	)###	— #	0.02	##	0.01	— #
Net realized and unrealized gain (loss)	4.17		3.45	0.01		2.65	0.09

Total from investment operations	4.14		3.45	0.03		2.66	0.09

Less distributions:
Dividends from net investment income	—		— #	(0.02)		(0.01)	—
Distributions from net realized gains	(1.36)		(0.83)	(1.07)		(1.47)	(0.05)

Total dividends and distributions	(1.36)		(0.83)	(1.09)		(1.48)	(0.05)

Net asset value, end of year	$16.29		$13.51	$10.89		$11.95	$10.77

Total return	30.91%		31.99%	(0.38)%		25.59%	0.84%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$15,538		$13,833	$11,286		$12,084	$12,944
Ratio of expenses to average net assets (f):
After waivers (f)	1.03%		1.04%	1.04%		1.04%	1.04%
Before waivers (f)	1.04%		1.04%	1.04%		1.04%	1.04%
Ratio of net investment income (loss) to average net assets (f):
After waivers (f)	(0.18	)%(bb)	0.02%	0.18	%(aa)	0.08%	(0.01)%
Before waivers (f)	(0.19	)%(bb)	0.02%	0.18	%(aa)	0.08%	(0.01)%
Portfolio turnover rate^	20%		20%	18%		16%	78%

	Year Ended December 31,
Class IB	2020		2019	2018		2017	2016
Net asset value, beginning of year	$13.02		$10.52	$11.57		$10.47	$10.43

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.03	)###	— #	0.02	##	0.01	— #
Net realized and unrealized gain (loss)	4.01		3.33	0.02		2.57	0.09

Total from investment operations	3.98		3.33	0.04		2.58	0.09

Less distributions:
Dividends from net investment income	—		— #	(0.02)		(0.01)	—
Distributions from net realized gains	(1.36)		(0.83)	(1.07)		(1.47)	(0.05)

Total dividends and distributions	(1.36)		(0.83)	(1.09)		(1.48)	(0.05)

Net asset value, end of year	$15.64		$13.02	$10.52		$11.57	$10.47

Total return	30.85%		31.98%	(0.30)%		25.56%	0.87%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$409,150		$359,458	$304,627		$343,495	$321,626
Ratio of expenses to average net assets (f):
After waivers (f)	1.03%		1.04%	1.04%		1.04%	1.04%
Before waivers (f)	1.03%		1.04%	1.04%		1.04%	1.04%
Ratio of net investment income (loss) to average net assets (f):
After waivers (f)	(0.19	)%(bb)	0.02%	0.17	%(aa)	0.07%	(0.02)%
Before waivers (f)	(0.19	)%(bb)	0.02%	0.17	%(aa)	0.07%	(0.02)%
Portfolio turnover rate^	20%		20%	18%		16%	78%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE LARGE CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020		2019	2018		2017	2016
Net asset value, beginning of year	$13.71		$11.04	$12.09		$10.88	$10.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01	###	0.04	0.06	##	0.04	0.02
Net realized and unrealized gain (loss)	4.23		3.49	0.01		2.68	0.10

Total from investment operations	4.24		3.53	0.07		2.72	0.12

Less distributions:
Dividends from net investment income	—		(0.03)	(0.05)		(0.04)	—
Distributions from net realized gains	(1.36)		(0.83)	(1.07)		(1.47)	(0.05)

Total dividends and distributions	(1.36)		(0.86)	(1.12)		(1.51)	(0.05)

Net asset value, end of year	$16.59		$13.71	$11.04		$12.09	$10.88

Total return	31.19%		32.30%	(0.03)%		25.87%	1.12%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,490		$9,641	$7,588		$7,820	$6,445
Ratio of expenses to average net assets (f):
After waivers (f)	0.78%		0.79%	0.79%		0.79%	0.79%
Before waivers (f)	0.78%		0.79%	0.79%		0.79%	0.79%
Ratio of net investment income (loss) to average net assets (f):
After waivers (f)	0.07	%(bb)	0.27%	0.44	%(aa)	0.32%	0.23%
Before waivers (f)	0.07	%(bb)	0.27%	0.44	%(aa)	0.32%	0.23%
Portfolio turnover rate^	20%		20%	18%		16%	78%
#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.01, $0.01 and $0.04 for Class IA, Class IB and Class K, respectively.
###	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.03), $(0.03) and $0.00# for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.12% lower.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.05% lower.

See Notes to Financial Statements.

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	ClearBridge Investments, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	35.99%	16.11%	12.32%
Portfolio – Class IB Shares	36.15	16.14	12.31
S&P 500® Index	18.40	15.22	13.88

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 36.15% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned 18.40% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Overall both stock selection and sector allocation drove significant outperformance for the period.

•

Stock selection in information technology and an overweight to the sector were the primary contributors to results as the Portfolio received positive contributions across a range of software, e-commerce enablement and digital collaboration services companies, with Shopify Inc., DocuSign, Inc., Wix.com Ltd. and Sprout Social, Inc. particular standouts. IT was the second best performing sector in the benchmark and the Portfolio’s significant overweight further supported results.

•

Stock selection in the health care, industrials, consumer discretionary and consumer staples sectors also drove performance, lifted by medical device maker Insulet Corp., e-commerce platforms Carvana Co. and MercadoLibre, Inc. and Trex Co., Inc., a manufacturer of decking from recycled materials and warehouse retailer BJ’s Wholesale Club Holdings, Inc.

What hurt performance during the year:

•	An overweight to the real estate sector was a primary detractor, hurt by the Portfolio’s exposure to outdoor advertiser Outfront Media, Inc. and commercial real estate manager CBRE Group, Inc.

•	Stock selection in the materials sector also negatively impacted results as the Portfolio holding Summit Materials LLC, was hurt by a shutdown of activity during the COVID-19 lockdown period

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark. The Portfolio reduced its equity exposure at certain points of the year during which volatility was relatively high, de-equitizing by as much as 46% for 81 days.

Portfolio Positioning and Outlook — ClearBridge Investments, LLC

After a year of active repositioning, the Portfolio at year end the Portfolio had more balance than ever before. We have established a wider array of exposures across public and private equity and alternative investments because we believe there will be more breadth in the market going forward. That stands in contrast to early 2020 and prior years when the market was fairly concentrated in high-multiple, secular growth names. The broadening of the Portfolio started in the second quarter as pandemic-related volatility spiked and has been achieved through opportunistic buying of evolving opportunities and mispriced steady compounders like Performance Food Group and Expedia. We partially funded these additions through select profit taking in disruptors that have seen huge moves.

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

Over the last 12 months, we established more than 50 new positions across equity, convertible and private securities and sold over 30 existing holdings, where valuations had become full, our thesis for owning the company had changed or due to an acquisition. In addition, we made ample use of options to enhance the risk/reward of existing long positions.

Among those new buys, we were active in the initial public offering (IPO) market, both in traditional offerings like food delivery leader DoorDash and special purpose acquisitions companies (SPACs), which in 2020 surpassed traditional IPO issuance for the first time. We looked at a number of SPACs but participated in just a few where we knew the managers very well and expect them to target alluring disruptive businesses.

The global economy appears on a trajectory of improvement with vaccine distribution continuing to ramp up. But as we learned last year, it’s the unknowns that can present the most risk. The Portfolio remains flexible and nimble, ready to adjust as new uncertainties arise. We continually assess and reassess the theses for the companies we own to maintain confidence in our exposures as this is the best way to be prepared for exogenous events like COVID-19.

We have been spending a lot of time lately analyzing what the new normal will look like coming out of the pandemic. Some of the major changes in business and consumer behavior during COVID-19 will have durability, not only in work-from-home, e-commerce and cloud computing but also in other areas of our economy such as health care with the increased adoption of telemedicine. We are evaluating what the sustainable trajectory is of some of our businesses given these enduring trends.

Sector Weightings as of December 31, 2020	% of Net Assets
Information Technology	26.8%
Consumer Discretionary	14.1
Health Care	11.0
Industrials	10.5
Investment Company	9.4
Financials	7.6
Consumer Staples	6.3
Communication Services	5.3
Real Estate	3.7
Energy	1.6
Materials	1.5
Utilities	1.1
Repurchase Agreements	0.4
Options Purchased	0.3
Cash and Other	0.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,266.70	$5.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33
Class IB
Actual	1,000.00	1,267.80	5.99
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33

* Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratio of 1.05% and 1.05%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (5.3%)
Diversified Telecommunication Services (0.5%)
AT&T, Inc.	24,151	$694,583
CenturyLink, Inc.	3,266	31,843
Verizon Communications, Inc.	14,025	823,969

		1,550,395

Entertainment (1.6%)
Activision Blizzard, Inc.	2,619	243,174
Electronic Arts, Inc.	983	141,159
Live Nation Entertainment, Inc.*	487	35,785
Netflix, Inc.*	1,497	809,473
Take-Two Interactive Software, Inc.*	401	83,324
Walt Disney Co. (The)*	6,136	1,111,720
Zynga, Inc., Class A*	209,580	2,068,554

		4,493,189

Interactive Media & Services (2.6%)
Alphabet, Inc., Class A*	1,019	1,785,940
Alphabet, Inc., Class C*	984	1,723,850
Facebook, Inc., Class A*	8,148	2,225,708
Pinterest, Inc., Class A*	20,860	1,374,674
Twitter, Inc.*	2,736	148,154

		7,258,326

Media (0.5%)
Charter Communications, Inc., Class A*	495	327,467
Comcast Corp., Class A	15,475	810,890
Discovery, Inc., Class A (x)*	448	13,480
Discovery, Inc., Class C*	957	25,064
DISH Network Corp., Class A*	739	23,899
Fox Corp., Class A	1,148	33,430
Fox Corp., Class B	435	12,563
Interpublic Group of Cos., Inc. (The)	1,487	34,974
News Corp., Class A	1,267	22,768
News Corp., Class B	412	7,321
Omnicom Group, Inc.	713	44,470
Tribune Co. Litigation, Class 1C (r)*	24,151	—
ViacomCBS, Inc.	2,002	74,595

		1,430,921

Wireless Telecommunication Services (0.1%)
T-Mobile US, Inc.*	1,977	266,599

Total Communication Services		14,999,430

Consumer Discretionary (14.0%)
Auto Components (0.7%)
Aptiv plc	901	117,391
BorgWarner, Inc.	815	31,491
Fox Factory Holding Corp.*	17,060	1,803,413

		1,952,295

Automobiles (0.8%)
Ford Motor Co.	13,504	118,700
General Motors Co.	4,328	180,218
Tesla, Inc.*	2,570	1,813,572

		2,112,490

Distributors (0.1%)
Genuine Parts Co.	474	47,604
LKQ Corp.*	890	31,364
Pool Corp.	149	55,502

		134,470

Hotels, Restaurants & Leisure (0.6%)
Carnival Corp.	2,413	52,266
Chipotle Mexican Grill, Inc.*	96	133,124
Darden Restaurants, Inc.	418	49,792
Domino’s Pizza, Inc.	145	55,602
Hilton Worldwide Holdings, Inc.	970	107,922
Las Vegas Sands Corp.	1,096	65,322
Marriott International, Inc., Class A	914	120,575
McDonald’s Corp.	2,525	541,814
MGM Resorts International	1,313	41,373
Norwegian Cruise Line Holdings Ltd.*	1,038	26,396
Royal Caribbean Cruises Ltd.	605	45,187
Starbucks Corp.	3,978	425,566
Wynn Resorts Ltd.	341	38,475
Yum! Brands, Inc.	1,001	108,669

		1,812,083

Household Durables (0.4%)
DR Horton, Inc.	1,175	80,981
Garmin Ltd.	533	63,779
Leggett & Platt, Inc.	380	16,834
Lennar Corp., Class A	896	68,302
Mohawk Industries, Inc.*	194	27,344
Newell Brands, Inc.	1,304	27,684
NVR, Inc.*	13	53,038
PulteGroup, Inc.	874	37,687
Purple Innovation, Inc.*	21,820	718,751
Whirlpool Corp.	206	37,181

		1,131,581

Internet & Direct Marketing Retail (5.4%)
Alibaba Group Holding Ltd. (ADR)*	7,600	1,768,748
Amazon.com, Inc.*	1,445	4,706,264
Booking Holdings, Inc.*	139	309,591
Chewy, Inc., Class A*	14,520	1,305,203
DoorDash, Inc., Class A*	1,800	256,950
eBay, Inc.	2,289	115,022
Etsy, Inc.*	408	72,587
Expedia Group, Inc.	16,663	2,206,181
MercadoLibre, Inc.*	2,709	4,538,171

		15,278,717

Leisure Products (0.0%)
Hasbro, Inc.	414	38,726

Multiline Retail (0.2%)
Dollar General Corp.	830	174,549
Dollar Tree, Inc.*	816	88,161
Target Corp.	1,697	299,571

		562,281

Specialty Retail (4.8%)
Advance Auto Parts, Inc.	229	36,070
American Eagle Outfitters, Inc.	93,560	1,877,749
AutoZone, Inc.*	80	94,835

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Best Buy Co., Inc.	748	$74,643
CarMax, Inc.*	602	56,865
Carvana Co.*	13,840	3,315,234
Gap, Inc. (The)	633	12,780
Home Depot, Inc. (The)	3,649	969,247
L Brands, Inc.	758	28,190
Lowe’s Cos., Inc.	17,443	2,799,776
O’Reilly Automotive, Inc.*	240	108,617
Ross Stores, Inc.	25,805	3,169,112
Shift Technologies, Inc.*	52,630	435,250
Tiffany & Co.	351	46,139
TJX Cos., Inc. (The)	4,069	277,872
Tractor Supply Co.	426	59,887
Ulta Beauty, Inc.*	192	55,135
Vroom, Inc.*	5,650	231,480

		13,648,881

Textiles, Apparel & Luxury Goods (1.0%)
Crocs, Inc.*	31,040	1,944,966
Hanesbrands, Inc.	1,530	22,307
NIKE, Inc., Class B	4,253	601,672
PVH Corp.	231	21,689
Ralph Lauren Corp.	142	14,731
Tapestry, Inc.	994	30,894
Under Armour, Inc., Class A*	523	8,980
Under Armour, Inc., Class C*	527	7,842
VF Corp.	1,093	93,353

		2,746,434

Total Consumer Discretionary		39,417,958

Consumer Staples (6.3%)
Beverages (2.0%)
Brown-Forman Corp., Class B	594	47,182
Coca-Cola Co. (The)	13,108	718,843
Constellation Brands, Inc., Class A	9,726	2,130,480
Molson Coors Beverage Co., Class B	675	30,503
Monster Beverage Corp.*	23,242	2,149,420
PepsiCo, Inc.	4,684	694,637

		5,771,065

Food & Staples Retailing (2.7%)
BJ’s Wholesale Club Holdings, Inc.*	51,280	1,911,719
Casey’s General Stores, Inc.	6,560	1,171,747
Costco Wholesale Corp.	1,495	563,286
Kroger Co. (The)	2,578	81,877
Performance Food Group Co.*	62,090	2,956,105
Sysco Corp.	1,681	124,831
Walgreens Boots Alliance, Inc.	2,494	99,461
Walmart, Inc.	4,699	677,361

		7,586,387

Food Products (0.7%)
Archer-Daniels-Midland Co.	1,897	95,628
Campbell Soup Co.	753	36,408
Conagra Brands, Inc.	1,755	63,636
General Mills, Inc.	2,108	123,951
Hershey Co. (The)	486	74,032
Hormel Foods Corp.	969	45,165
JM Smucker Co. (The)	369	42,656
Kellogg Co.	864	53,767
Kraft Heinz Co. (The)	2,152	74,588
Lamb Weston Holdings, Inc.	481	37,874
McCormick & Co., Inc. (Non-Voting)	812	77,627
Mondelez International, Inc., Class A	4,847	283,404
Tyson Foods, Inc., Class A	1,043	67,211
Vital Farms, Inc.(x)*	30,930	782,838

		1,858,785

Household Products (0.6%)
Church & Dwight Co., Inc.	806	70,307
Clorox Co. (The)	444	89,652
Colgate-Palmolive Co.	2,905	248,407
Kimberly-Clark Corp.	1,162	156,672
Procter & Gamble Co. (The)	8,404	1,169,333

		1,734,371

Personal Products (0.1%)
Estee Lauder Cos., Inc. (The), Class A	768	204,434

Tobacco (0.2%)
Altria Group, Inc.	6,299	258,259
Philip Morris International, Inc.	5,278	436,966

		695,225

Total Consumer Staples		17,850,267

Energy (1.4%)
Energy Equipment & Services (0.1%)
Baker Hughes Co.	2,151	44,848
Halliburton Co.	2,992	56,549
National Oilwell Varco, Inc.	1,179	16,188
Schlumberger NV	4,859	106,072
TechnipFMC plc	1,310	12,314

		235,971

Oil, Gas & Consumable Fuels (1.3%)
Apache Corp.	1,045	14,829
Cabot Oil & Gas Corp.	1,559	25,381
Chevron Corp.	6,524	550,952
Concho Resources, Inc.	730	42,595
ConocoPhillips	3,642	145,644
Devon Energy Corp.	1,175	18,577
Diamondback Energy, Inc.	536	25,942
EOG Resources, Inc.	2,021	100,787
Exxon Mobil Corp.	14,330	590,683
Hess Corp.	859	45,347
HollyFrontier Corp.	453	11,710
Kinder Morgan, Inc.	6,318	86,367
Marathon Oil Corp.	2,794	18,636
Marathon Petroleum Corp.	2,246	92,895
Occidental Petroleum Corp.	2,656	45,975
ONEOK, Inc.	1,587	60,909
Phillips 66	1,442	100,853
Pioneer Natural Resources Co.	14,373	1,636,941
Valero Energy Corp.	1,413	79,933
Williams Cos., Inc. (The)	4,186	83,929

		3,778,885

Total Energy		4,014,856

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Financials (7.6%)
Banks (2.7%)
Bank of America Corp.	25,801	$782,028
Citigroup, Inc.	7,056	435,073
Citizens Financial Group, Inc.	1,386	49,563
Comerica, Inc.	501	27,986
Fifth Third Bancorp	2,555	70,441
First Republic Bank	11,510	1,691,164
Huntington Bancshares, Inc.	3,622	45,746
JPMorgan Chase & Co.	10,331	1,312,760
KeyCorp	3,163	51,905
M&T Bank Corp.	416	52,957
People’s United Financial, Inc.	1,200	15,516
PNC Financial Services Group, Inc. (The)‡	1,443	215,007
Regions Financial Corp.	3,185	51,342
SVB Financial Group*	185	71,749
Truist Financial Corp.	46,409	2,224,384
US Bancorp	4,646	216,457
Wells Fargo & Co.	14,013	422,912
Zions Bancorp NA	483	20,982

		7,757,972

Capital Markets (3.0%)
Altimeter Growth Corp. (x)*	53,080	690,040
Ameriprise Financial, Inc.	409	79,481
Bank of New York Mellon Corp. (The)	2,683	113,867
BlackRock, Inc.‡	480	346,339
Cboe Global Markets, Inc.	322	29,985
Charles Schwab Corp. (The)	5,056	268,170
CME Group, Inc.	1,217	221,555
Dragoneer Growth Opportunities Corp.*	73,330	1,025,887
Dragoneer Growth Opportunities Corp. II, Class A*	72,500	849,700
Franklin Resources, Inc.	1,078	26,939
Goldman Sachs Group, Inc. (The)	1,166	307,486
GS Acquisition Holdings Corp. II*	36,870	420,318
Intercontinental Exchange, Inc.	1,906	219,743
Invesco Ltd.	1,222	21,299
KKR & Co., Inc., Class A	61,470	2,488,920
MarketAxess Holdings, Inc.	134	76,455
Moody’s Corp.	547	158,761
Morgan Stanley	4,844	331,959
MSCI, Inc.	281	125,475
Nasdaq, Inc.	389	51,636
Northern Trust Corp.	673	62,683
Raymond James Financial, Inc.	413	39,512
S&P Global, Inc.	815	267,915
State Street Corp.	1,175	85,517
T. Rowe Price Group, Inc.	793	120,052

		8,429,694

Consumer Finance (0.2%)
American Express Co.	2,210	267,211
Capital One Financial Corp.	1,568	154,997
Discover Financial Services	1,078	97,591
Synchrony Financial	1,744	60,534

		580,333

Diversified Financial Services (0.5%)
Berkshire Hathaway, Inc., Class B*	6,596	1,529,414

Insurance (1.2%)
Aflac, Inc.	2,255	100,280
Allstate Corp. (The)	1,049	115,317
American Equity Investment Life Holding Co.	45,440	1,256,870
American International Group, Inc.	2,991	113,239
Aon plc, Class A	756	159,720
Arthur J Gallagher & Co.	644	79,669
Assurant, Inc.	193	26,290
Chubb Ltd.	1,530	235,498
Cincinnati Financial Corp.	485	42,374
Everest Re Group Ltd.	151	35,348
Globe Life, Inc.	289	27,443
Hartford Financial Services Group, Inc. (The)	1,156	56,621
Lincoln National Corp.	549	27,620
Loews Corp.	884	39,798
Marsh & McLennan Cos., Inc.	1,719	201,123
MetLife, Inc.	2,645	124,183
Principal Financial Group, Inc.	841	41,722
Progressive Corp. (The)	1,985	196,277
Prudential Financial, Inc.	1,365	106,566
Travelers Cos., Inc. (The)	835	117,209
Unum Group	780	17,893
W R Berkley Corp.	457	30,354
Willis Towers Watson plc	454	95,649

		3,247,063

Total Financials		21,544,476

Health Care (11.0%)
Biotechnology (1.5%)
AbbVie, Inc.	5,984	641,186
Alexion Pharmaceuticals, Inc.*	751	117,336
Amgen, Inc.	1,973	453,632
Biogen, Inc.*	530	129,776
BioMarin Pharmaceutical, Inc.*	6,670	584,892
Caris Life Sciences, Inc. (r)*	69,480	143,824
Gilead Sciences, Inc.	4,248	247,489
Incyte Corp.*	631	54,884
Regeneron Pharmaceuticals, Inc.*	358	172,953
Ultragenyx Pharmaceutical, Inc.*	11,070	1,532,420
Vertex Pharmaceuticals, Inc.*	881	208,216

		4,286,608

Health Care Equipment & Supplies (2.5%)
Abbott Laboratories	6,007	657,707
ABIOMED, Inc.*	144	46,685
Align Technology, Inc.*	248	132,526
Baxter International, Inc.	1,776	142,506
Becton Dickinson and Co.	983	245,966
Boston Scientific Corp.*	4,853	174,465
Cooper Cos., Inc. (The)	160	58,131
Danaher Corp.	2,143	476,046
Dentsply Sirona, Inc.	708	37,071
DexCom, Inc.*	332	122,747
Edwards Lifesciences Corp.*	2,112	192,678
Hologic, Inc.*	823	59,939
IDEXX Laboratories, Inc.*	283	141,463

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Insulet Corp.*	9,850	$2,517,956
Intuitive Surgical, Inc.*	398	325,604
Medtronic plc	4,562	534,393
ResMed, Inc.	505	107,343
SmileDirectClub, Inc. (x)*	35,910	428,765
STERIS plc	291	55,156
Stryker Corp.	1,108	271,504
Teleflex, Inc.	168	69,144
Varian Medical Systems, Inc.*	304	53,203
West Pharmaceutical Services, Inc.	262	74,227
Zimmer Biomet Holdings, Inc.	704	108,479

		7,033,704

Health Care Providers & Services (1.9%)
AmerisourceBergen Corp.	507	49,564
Anthem, Inc.	842	270,358
Cardinal Health, Inc.	936	50,132
Centene Corp.*	2,010	120,660
Cigna Corp.	1,224	254,812
CVS Health Corp.	4,436	302,979
DaVita, Inc.*	240	28,176
HCA Healthcare, Inc.	912	149,988
Henry Schein, Inc.*	476	31,826
Humana, Inc.	448	183,801
Laboratory Corp. of America Holdings*	347	70,632
McKesson Corp.	549	95,482
Quest Diagnostics, Inc.	437	52,077
Surgery Partners, Inc.*	91,500	2,654,415
UnitedHealth Group, Inc.	3,216	1,127,787
Universal Health Services, Inc., Class B	252	34,650

		5,477,339

Health Care Technology (0.7%)
Cerner Corp.	995	78,088
Teladoc Health, Inc.*	8,891	1,777,844

		1,855,932

Life Sciences Tools & Services (2.9%)
Agilent Technologies, Inc.	1,055	125,007
Bio-Rad Laboratories, Inc., Class A*	3,635	2,118,987
Charles River Laboratories International, Inc.*	2,780	694,611
Illumina, Inc.*	495	183,150
IQVIA Holdings, Inc.*	656	117,536
Mettler-Toledo International, Inc.*	79	90,035
PerkinElmer, Inc.	10,637	1,526,409
Syneos Health, Inc.*	40,780	2,778,341
Thermo Fisher Scientific, Inc.	1,343	625,543
Waters Corp.*	213	52,700

		8,312,319

Pharmaceuticals (1.5%)
Bristol-Myers Squibb Co.	7,659	475,088
Catalent, Inc.*	599	62,338
Eli Lilly and Co.	2,691	454,348
Johnson & Johnson	8,922	1,404,144
Merck & Co., Inc.	8,575	701,435
Perrigo Co. plc	502	22,449
Pfizer, Inc.	18,838	693,427
Viatris, Inc.*	3,908	$73,236
Zoetis, Inc.	1,611	266,621

		4,153,086

Total Health Care		31,118,988

Industrials (10.0%)
Aerospace & Defense (1.1%)
Boeing Co. (The)	1,799	385,094
General Dynamics Corp.	791	117,717
Howmet Aerospace, Inc.*	1,364	38,929
Huntington Ingalls Industries, Inc.	123	20,969
L3Harris Technologies, Inc.	7,527	1,422,753
Lockheed Martin Corp.	834	296,053
Northrop Grumman Corp.	528	160,892
Raytheon Technologies Corp.	5,147	368,062
Teledyne Technologies, Inc.*	120	47,038
Textron, Inc.	743	35,909
TransDigm Group, Inc.*	187	115,725

		3,009,141

Air Freight & Logistics (1.2%)
CH Robinson Worldwide, Inc.	469	44,025
Expeditors International of Washington, Inc.	549	52,215
FedEx Corp.	819	212,629
United Parcel Service, Inc., Class B	2,424	408,202
XPO Logistics, Inc.*	23,030	2,745,176

		3,462,247

Airlines (0.1%)
Alaska Air Group, Inc.	372	19,344
American Airlines Group, Inc. (x)	2,070	32,644
Delta Air Lines, Inc.	2,232	89,749
Southwest Airlines Co.	2,065	96,250
United Airlines Holdings, Inc.*	950	41,087

		279,074

Building Products (1.2%)
A O Smith Corp.	387	21,215
Allegion plc	299	34,798
Carrier Global Corp.	2,769	104,447
Fortune Brands Home & Security, Inc.	511	43,803
Johnson Controls International plc	2,512	117,034
Masco Corp.	854	46,910
Trane Technologies plc	823	119,467
Trex Co., Inc.*	33,580	2,811,317

		3,298,991

Commercial Services & Supplies (1.2%)
Cintas Corp.	306	108,159
Copart, Inc.*	24,200	3,079,450
Republic Services, Inc.	758	72,995
Rollins, Inc.	718	28,052
Waste Management, Inc.	1,318	155,432

		3,444,088

Construction & Engineering (0.3%)
Jacobs Engineering Group, Inc.	420	45,763
Quanta Services, Inc.	473	34,065
WillScot Mobile Mini Holdings Corp.*	33,580	778,049

		857,877

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Electrical Equipment (1.6%)
AMETEK, Inc.	787	$95,180
Array Technologies, Inc.*	18,180	784,285
Eaton Corp. plc	1,353	162,550
Emerson Electric Co.	2,027	162,910
nVent Electric plc	11,060	257,587
Regal Beloit Corp.	9,750	1,197,398
Rockwell Automation, Inc.	389	97,565
Vertiv Holdings Co., Class A	100,820	1,882,309

		4,639,784

Industrial Conglomerates (0.5%)
3M Co.	1,955	341,714
General Electric Co.	29,689	320,641
Honeywell International, Inc.	2,378	505,801
Roper Technologies, Inc.	358	154,330

		1,322,486

Machinery (1.0%)
Brain Corp. (r)*	52,300	212,599
Caterpillar, Inc.	1,841	335,099
Cummins, Inc.	486	110,370
Deere & Co.	1,062	285,731
Dover Corp.	487	61,484
Flowserve Corp.	362	13,340
Fortive Corp.	1,190	84,276
IDEX Corp.	246	49,003
Illinois Tool Works, Inc.	976	198,987
Ingersoll Rand, Inc.*	1,188	54,125
Otis Worldwide Corp.	1,392	94,030
PACCAR, Inc.	1,210	104,399
Parker-Hannifin Corp.	424	115,502
Pentair plc	633	33,606
Snap-on, Inc.	183	31,319
Stanley Black & Decker, Inc.	561	100,172
Tennant Co.	10,450	733,276
Westinghouse Air Brake Technologies Corp.	596	43,627
Xylem, Inc.	611	62,194

		2,723,139

Professional Services (0.2%)
Clarivate plc*	12,250	363,948
Equifax, Inc.	397	76,558
IHS Markit Ltd.	1,281	115,072
Nielsen Holdings plc	1,090	22,748
Robert Half International, Inc.	404	25,242
Verisk Analytics, Inc.	573	118,949

		722,517

Road & Rail (1.1%)
CSX Corp.	2,592	235,224
JB Hunt Transport Services, Inc.	271	37,032
Kansas City Southern	316	64,505
Norfolk Southern Corp.	867	206,008
Old Dominion Freight Line, Inc.	342	66,752
Uber Technologies, Inc.*	37,560	1,915,560
Union Pacific Corp.	2,284	475,574

		3,000,655

Trading Companies & Distributors (0.5%)
Fastenal Co.	2,013	98,295
H&E Equipment Services, Inc.	37,430	1,115,788
United Rentals, Inc.*	234	54,267
WW Grainger, Inc.	146	59,618

		1,327,968

Total Industrials		28,087,967

Information Technology (26.8%)
Communications Equipment (0.3%)
Arista Networks, Inc.*	176	51,140
Cisco Systems, Inc.	14,321	640,865
F5 Networks, Inc.*	201	35,364
Juniper Networks, Inc.	980	22,060
Motorola Solutions, Inc.	595	101,186

		850,615

Electronic Equipment, Instruments & Components (0.6%)
Amphenol Corp., Class A	983	128,547
CDW Corp.	463	61,019
Corning, Inc.	2,680	96,480
FLIR Systems, Inc.	377	16,524
IPG Photonics Corp.*	139	31,107
Keysight Technologies, Inc.*	650	85,858
nLight, Inc.*	33,950	1,108,468
TE Connectivity Ltd.	1,092	132,208
Vontier Corp.*	432	14,429
Zebra Technologies Corp., Class A*	173	66,489

		1,741,129

IT Services (6.2%)
Accenture plc, Class A	2,147	560,818
Akamai Technologies, Inc.*	514	53,965
Automatic Data Processing, Inc.	1,453	256,018
Broadridge Financial Solutions, Inc.	389	59,595
Cardtronics plc, Class A*	39,220	1,384,466
Cognizant Technology Solutions Corp., Class A	1,828	149,805
DXC Technology Co.	785	20,214
Fidelity National Information Services, Inc.	2,103	297,490
Fiserv, Inc.*	1,949	221,913
FleetCor Technologies, Inc.*	288	78,575
Gartner, Inc.*	289	46,295
Global Payments, Inc.	1,015	218,651
International Business Machines Corp.	3,020	380,158
Jack Henry & Associates, Inc.	248	40,173
Leidos Holdings, Inc.	433	45,517
Mastercard, Inc., Class A	2,982	1,064,395
Paychex, Inc.	1,087	101,287
PayPal Holdings, Inc.*	3,971	930,008
Shopify, Inc., Class A*	3,996	4,523,272
VeriSign, Inc.*	354	76,606
Visa, Inc., Class A	17,137	3,748,376
Western Union Co. (The)	1,562	34,270
Wix.com Ltd.*	13,100	3,274,476

		17,566,343

Semiconductors & Semiconductor Equipment (2.7%)
Advanced Micro Devices, Inc.*	4,076	373,810
Analog Devices, Inc.	1,252	184,958
Applied Materials, Inc.	3,095	267,099

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Broadcom, Inc.	1,371	$600,292
Intel Corp.	13,889	691,950
KLA Corp.	511	132,303
Lam Research Corp.	488	230,468
Maxim Integrated Products, Inc.	855	75,796
Microchip Technology, Inc.	882	121,813
Micron Technology, Inc.*	3,773	283,654
NVIDIA Corp.	5,008	2,615,178
Qorvo, Inc.*	375	62,351
QUALCOMM, Inc.	3,833	583,919
Skyworks Solutions, Inc.	576	88,059
Teradyne, Inc.	596	71,454
Texas Instruments, Inc.	3,111	510,608
Universal Display Corp.	2,090	480,282
Xilinx, Inc.	850	120,505

		7,494,499

Software (13.1%)
Adobe, Inc.*	8,456	4,229,015
Agora, Inc. (ADR) (x)*	10,720	424,083
ANSYS, Inc.*	299	108,776
Autodesk, Inc.*	745	227,478
Avaya Holdings Corp.*	131	2,509
Cadence Design Systems, Inc.*	925	126,198
Citrix Systems, Inc.	399	51,910
Cornerstone OnDemand, Inc.*	25,960	1,143,278
Datadog, Inc., Class A*	11,020	1,084,809
DocuSign, Inc.*	22,190	4,932,837
Dynatrace, Inc.*	14,500	627,415
Fortinet, Inc.*	16,956	2,518,475
HubSpot, Inc.*	4,520	1,791,909
Intuit, Inc.	890	338,066
JFrog Ltd.(x)*	9,750	612,592
Microsoft Corp.	25,624	5,699,290
New Relic, Inc.*	18,520	1,211,208
NortonLifeLock, Inc.	1,868	38,817
Oracle Corp.	6,429	415,892
Paycom Software, Inc.*	175	79,144
Paycor, Inc. (r)*	12	315,000
salesforce.com, Inc.*	3,101	690,065
ServiceNow, Inc.*	9,571	5,268,166
Splunk, Inc.*	4,740	805,279
Sprout Social, Inc., Class A*	35,338	1,604,699
Synopsys, Inc.*	506	131,175
Tyler Technologies, Inc.*	137	59,803
Varonis Systems, Inc.*	8,730	1,428,315
Yext, Inc.*	61,061	959,879

		36,926,082

Technology Hardware, Storage & Peripherals (3.9%)
Apple, Inc.	81,615	10,829,494
Hewlett Packard Enterprise Co.	4,133	48,976
HP, Inc.	4,748	116,753
NetApp, Inc.	766	50,740
Seagate Technology plc	725	45,066
Western Digital Corp.	1,091	60,431
Xerox Holdings Corp.	479	11,108

		11,162,568

Total Information Technology		75,741,236

Materials (1.5%)
Chemicals (0.7%)
Air Products and Chemicals, Inc.	749	204,642
Albemarle Corp.	355	52,370
Celanese Corp.	379	49,247
CF Industries Holdings, Inc.	736	28,491
Corteva, Inc.	2,559	99,084
Dow, Inc.	2,554	141,747
DuPont de Nemours, Inc.	2,487	176,851
Eastman Chemical Co.	485	48,636
Ecolab, Inc.	842	182,175
FMC Corp.	420	48,271
International Flavors & Fragrances, Inc.(x)	348	37,876
Linde plc	1,779	468,784
LyondellBasell Industries NV, Class A	822	75,345
Mosaic Co. (The)	1,233	28,371
PPG Industries, Inc.	834	120,279
Sherwin-Williams Co. (The)	277	203,570

		1,965,739

Construction Materials (0.6%)
Martin Marietta Materials, Inc.	210	59,634
Summit Materials, Inc., Class A*	76,290	1,531,903
Vulcan Materials Co.	447	66,294

		1,657,831

Containers & Packaging (0.1%)
Amcor plc	5,066	59,627
Avery Dennison Corp.	271	42,035
Ball Corp.	1,085	101,100
International Paper Co.	1,425	70,851
Packaging Corp. of America	310	42,752
Sealed Air Corp.	476	21,796
Westrock Co.	960	41,789

		379,950

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.	4,924	128,122
Newmont Corp.	2,723	163,080
Nucor Corp.	971	51,648

		342,850

Total Materials		4,346,370

Real Estate (3.7%)
Equity Real Estate Investment Trusts (REITs) (3.0%)
Alexandria Real Estate Equities, Inc. (REIT)	415	73,961
American Tower Corp. (REIT)	1,506	338,037
AvalonBay Communities, Inc. (REIT)	499	80,055
Boston Properties, Inc. (REIT)	476	44,996
Crown Castle International Corp. (REIT)	1,462	232,736
Digital Realty Trust, Inc. (REIT)	14,610	2,038,241
Duke Realty Corp. (REIT)	1,205	48,164
Equinix, Inc. (REIT)	304	217,111
Equity Residential (REIT)	1,109	65,741
Essex Property Trust, Inc. (REIT)	240	56,981
Extra Space Storage, Inc. (REIT)	445	51,558

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Federal Realty Investment Trust (REIT)	204	$17,364
Healthpeak Properties, Inc. (REIT)	1,832	55,381
Host Hotels & Resorts, Inc. (REIT)	2,285	33,430
Iron Mountain, Inc. (REIT)	962	28,360
Kimco Realty Corp. (REIT)	1,263	18,958
Lamar Advertising Co. (REIT), Class A	7,370	613,331
Mid-America Apartment Communities, Inc. (REIT)	366	46,369
Prologis, Inc. (REIT)	2,505	249,648
Public Storage (REIT)	498	115,003
Realty Income Corp. (REIT)	1,174	72,988
Regency Centers Corp. (REIT)	516	23,524
SBA Communications Corp. (REIT)	12,914	3,643,427
Simon Property Group, Inc. (REIT)	1,156	98,584
SL Green Realty Corp. (REIT)	219	13,048
UDR, Inc. (REIT)	954	36,662
Ventas, Inc. (REIT)	1,256	61,594
Vornado Realty Trust (REIT)	541	20,201
Welltower, Inc. (REIT)	1,425	92,083
Weyerhaeuser Co. (REIT)	2,589	86,809

		8,574,345

Real Estate Management & Development (0.7%)
CBRE Group, Inc., Class A*	29,546	1,853,125

Total Real Estate		10,427,470

Utilities (1.1%)
Electric Utilities (0.7%)
Alliant Energy Corp.	833	42,924
American Electric Power Co., Inc.	1,718	143,058
Duke Energy Corp.	2,494	228,351
Edison International	1,244	78,148
Entergy Corp.	710	70,886
Evergy, Inc.	791	43,908
Eversource Energy	1,121	96,978
Exelon Corp.	3,339	140,973
FirstEnergy Corp.	1,844	56,445
NextEra Energy, Inc.	6,640	512,276
NRG Energy, Inc.	928	34,846
Pinnacle West Capital Corp.	370	29,582
PPL Corp.	2,523	71,149
Southern Co. (The)	3,580	219,919
Xcel Energy, Inc.	1,729	115,272

		1,884,715

Gas Utilities (0.0%)
Atmos Energy Corp.	390	37,218

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp. (The)	2,166	50,901

Multi-Utilities (0.3%)
Ameren Corp.	825	64,399
CenterPoint Energy, Inc.	1,889	40,878
CMS Energy Corp.	921	56,190
Consolidated Edison, Inc.	1,207	87,230
Dominion Energy, Inc.	2,765	207,928
DTE Energy Co.	671	81,466
NiSource, Inc.	1,288	29,547
Public Service Enterprise Group, Inc.	1,770	103,191
Sempra Energy	949	120,912
WEC Energy Group, Inc.	1,095	100,773

		892,514

Water Utilities (0.1%)
American Water Works Co., Inc.	638	97,914

Total Utilities		2,963,262

Total Common Stocks (88.7%) (Cost $144,455,299)		250,512,280

PREFERRED STOCK:
Consumer Discretionary (0.1%)
Internet & Direct Marketing Retail (0.1%)
DataRobot, Inc. 0.000%(r)*	22,891	225,625

Total Preferred Stock (0.1%) (Cost $300,834)		225,625

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bonds (0.7%)
Energy (0.2%)
Energy Equipment & Services (0.2%)
Newpark Resources, Inc. 4.000%, 12/1/21	$618,000	556,390

Total Energy		556,390

Industrials (0.5%)
Electrical Equipment (0.5%)
Bloom Energy Corp. 2.500%, 8/15/25§	720,000	1,378,292

Total Industrials		1,378,292

Total Convertible Bonds		1,934,682

Corporate Bond (0.0%)
Utilities (0.0%)
Electric Utilities (0.0%)
Texas Competitive Electric Holdings Co. LLC 8.500%, 10/1/21(r)	5,264,099	—

Total Utilities		—

Total Long-Term Debt Securities (0.7%) (Cost $1,293,779)		1,934,682

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (9.4%)
JPMorgan Prime Money Market Fund, IM Shares	26,397,534	26,410,732

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.4%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $92,880, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145% - 2.500%, maturing 8/31/21 - 2/15/46; total market value $94,737. (xx)	$92,879	$92,879
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $200,004, collateralized by various Foreign Government Agency Securities, ranging from 1.875% - 3.000%, maturing 6/15/22 - 9/27/23; total market value $204,001. (xx)	200,000	200,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $443,585, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $452,455. (xx)	443,583	443,583
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $500,012, collateralized by various Common Stocks; total market value $555,562. (xx)	500,000	500,000

Total Repurchase Agreements		1,236,462

Total Short-Term Investments (9.8%) (Cost $27,646,657)		27,647,194

	Number of Contracts	Value (Note 1)
OPTIONS PURCHASED:
Put Options Purchased (0.3%)
Exchange Traded Funds (0.3%)
ARK Innovation ETF 02/19/2021 at USD 116.00, American Style Notional Amount: USD 3,199,313 Exchange Traded*	257	149,060
ARK Innovation ETF 02/19/2021 at USD 118.00, American Style Notional Amount: USD 10,457,160 Exchange Traded*	840	561,960
First Trust Cloud Computing ETF 02/19/2021 at USD 86.00, American Style Notional Amount: USD 2,098,484 Exchange Traded*	217	37,324

Total Options Purchased (0.3%) (Cost $522,181)		748,344

Total Investments in Securities (99.6%) (Cost $174,218,750)		281,068,125
Other Assets Less Liabilities (0.4%)		1,163,629

Net Assets (100%)		$282,231,754

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2020, the market value of these securities amounted to $1,378,292 or 0.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $1,893,231. This was collateralized by $735,776 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/21/21 - 5/15/50 and by cash of $1,236,462 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Banks
PNC Financial Services Group, Inc. (The)	1,443	217,735	23,270	(11,586)	(2,255)	(12,157)	215,007	6,158	—
Capital Markets
BlackRock, Inc.	480	184,491	94,494	(31,402)	182	98,574	346,339	6,404	—

Total		402,226	117,764	(42,988)	(2,073)	86,417	561,346	12,562	—

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	142	3/2021	USD	26,616,480	651,309

					651,309

Written Call Options Contracts as of December 31, 2020 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price		Expiration Date	Value ($)
DoorDash, Inc.	Exchange Traded	18	USD(256,950)	USD	200.00	1/15/2021	(810)
Dynatrace, Inc.	Exchange Traded	145	USD(627,415)	USD	45.00	1/15/2021	(14,500)
JFrog Ltd.	Exchange Traded	97	USD(609,451)	USD	85.00	1/15/2021	(1,261)

							(16,571)

Written Put Options Contracts as of December 31, 2020 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value ($)
DoorDash, Inc.	Exchange Traded	18	USD (256,950)	USD 130.00	1/15/2021	(7,020)

						(7,020)

Total Written Options Contracts (Premiums Received ($64,426))						(23,591)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)			Total
Assets:
Common Stocks
Communication Services	$14,999,430	$—	$	—(a	)	$14,999,430
Consumer Discretionary	38,982,708	435,250		—		39,417,958
Consumer Staples	17,850,267	—		—		17,850,267
Energy	4,014,856	—		—		4,014,856
Financials	21,544,476	—		—		21,544,476
Health Care	30,975,164	—		143,824		31,118,988
Industrials	27,875,368	—		212,599		28,087,967
Information Technology	75,426,236	—		315,000		75,741,236
Materials	4,346,370	—		—		4,346,370
Real Estate	10,427,470	—		—		10,427,470
Utilities	2,963,262	—		—		2,963,262
Convertible Bonds
Energy	—	556,390		—		556,390
Industrials	—	1,378,292		—		1,378,292
Corporate Bond
Utilities	—	—		—(a	)	—(a )
Futures	651,309	—		—		651,309
Options Purchased
Put Options	748,344	—		—		748,344
Preferred Stock
Consumer Discretionary	—	—		225,625		225,625
Short-Term Investments
Investment Company	26,410,732	—		—		26,410,732
Repurchase Agreements	—	1,236,462		—		1,236,462

Total Assets	$277,215,992	$3,606,394		$897,048		$281,719,434

Liabilities:
Options Written
Call Options Written	(16,571)	—		—		(16,571)
Put Options Written	(7,020)	—		—		(7,020)

Total Liabilities	$(23,591)	$—		$—		$(23,591)

Total	$277,192,401	$3,606,394		$897,048		$281,695,843

(a)	Value is zero.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets - Unrealized appreciation	$1,399,653	*

Total		$1,399,653

	Liability Derivatives
Equity contracts	Payables, Net assets - Unrealized depreciation	$(23,591	)*

Total		$(23,591)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Total
Equity contracts	$129,534	$2,630,946	$2,760,480

Total	$129,534	$2,630,946	$2,760,480

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Total
Equity contracts	$266,998	$282,657	$549,655

Total	$266,998	$282,657	$549,655

^ This Portfolio held options and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held option contracts with an average notional balance of approximately $131,000 for seven months and futures contracts with an average notional balance of approximately $22,978,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 3%)*	$59,406,745
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 1%)*	$63,876,113

*	During the year ended December 31, 2020, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$109,848,144
Aggregate gross unrealized depreciation	(3,734,142)

Net unrealized appreciation	$106,114,002

Federal income tax cost of investments in securities and derivative instruments, if applicable	$175,581,841

For the year ended December 31, 2020, the Portfolio incurred approximately $2,546 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $295,413)	$561,346
Unaffiliated Issuers (Cost $172,686,875)	279,270,317
Repurchase Agreements (Cost $1,236,462)	1,236,462
Cash	5,342,694
Foreign cash (Cost $11)	11
Cash held as collateral at broker for futures	1,748,200
Cash held as collateral at broker for written options	234,000
Receivable for Portfolio shares sold	433,250
Due from broker for futures variation margin	174,751
Dividends, interest and other receivables	134,182
Securities lending income receivable	3,851
Other assets	905

Total assets	289,139,969

LIABILITIES
Payable for securities purchased	5,008,786
Payable for return of collateral on securities loaned	1,236,462
Payable for Portfolio shares redeemed	285,582
Investment management fees payable	138,287
Distribution fees payable – Class IB	56,820
Administrative fees payable	28,751
Options written, at value (Premiums received $64,426)	23,591
Distribution fees payable – Class IA	1,699
Trustees’ fees payable	987
Accrued expenses	127,250

Total liabilities	6,908,215

NET ASSETS	$282,231,754

Net assets were comprised of:
Paid in capital	$196,486,802
Total distributable earnings (loss)	85,744,952

Net assets	$282,231,754

Class IA
Net asset value, offering and redemption price per share, $8,279,318 / 884,250 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.36

Class IB
Net asset value, offering and redemption price per share, $273,952,436 / 29,375,487 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.33

(x)	Includes value of securities on loan of $1,893,231.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends ($12,562 of dividend income received from affiliates)	$2,132,929
Interest	154,305
Securities lending (net)	131,712

Total income	2,418,946

EXPENSES
Investment management fees	1,561,134
Distribution fees – Class IB	544,480
Administrative fees	275,530
Professional fees	63,499
Custodian fees	50,000
Printing and mailing expenses	34,225
Distribution fees – Class IA	13,068
Trustees’ fees	6,994
Miscellaneous	3,062

Gross expenses	2,551,992
Less: Waiver from investment manager	(208,731)

Net expenses	2,343,261

NET INVESTMENT INCOME (LOSS)	75,685

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($(2,073) realized gain (loss) from affiliates)	11,489,028
Futures contracts	2,630,946
Foreign currency transactions	3,013
Options written	142,919

Net realized gain (loss)	14,265,906

Change in unrealized appreciation (depreciation) on:
Investments in securities ($86,417 of change in unrealized appreciation (depreciation) from affiliates)	57,108,972
Futures contracts	282,657
Foreign currency translations	(1,091)
Options written	40,835

Net change in unrealized appreciation (depreciation)	57,431,373

NET REALIZED AND UNREALIZED GAIN (LOSS)	71,697,279

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$71,772,964

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$75,685	$655,957
Net realized gain (loss)	14,265,906	4,373,284
Net change in unrealized appreciation (depreciation)	57,431,373	49,910,382

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	71,772,964	54,939,623

Distributions to shareholders:
Class IA	(478,769)	(82,200)
Class IB	(16,468,168)	(3,534,472)

Total distributions to shareholders	(16,946,937)	(3,616,672)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 395,700 and 193,737 shares, respectively ]	3,443,073	1,270,808
Capital shares issued in reinvestment of dividends and distributions [ 52,739 and 11,623 shares, respectively ]	478,769	82,200
Capital shares repurchased [ (204,724) and (146,090) shares, respectively ]	(1,578,712)	(1,009,899)

Total Class IA transactions	2,343,130	343,109

Class IB
Capital shares sold [ 4,258,675 and 2,079,960 shares, respectively ]	36,229,907	13,953,477
Capital shares issued in reinvestment of dividends and distributions [ 1,821,860 and 501,534 shares, respectively ]	16,468,168	3,534,472
Capital shares repurchased [ (4,706,150) and (4,244,529) shares, respectively ]	(37,020,844)	(28,326,575)

Total Class IB transactions	15,677,231	(10,838,626)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	18,020,361	(10,495,517)

TOTAL INCREASE (DECREASE) IN NET ASSETS	72,846,388	40,827,434
NET ASSETS:
Beginning of year	209,385,366	168,557,932

End of year	$282,231,754	$209,385,366

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017		2016
Net asset value, beginning of year	$7.34	$5.59	$14.68	$13.78		$12.44

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	0.02	0.14	0.20	##	0.20
Net realized and unrealized gain (loss)	2.62	1.85	(1.70)	1.73		1.44

Total from investment operations	2.62	1.87	(1.56)	1.93		1.64

Less distributions:
Dividends from net investment income	— #	(0.02)	(0.54)	(0.16)		(0.30)
Distributions from net realized gains	(0.60)	(0.10)	(6.99)	(0.87)		—

Total dividends and distributions	(0.60)	(0.12)	(7.53)	(1.03)		(0.30)

Net asset value, end of year	$9.36	$7.34	$5.59	$14.68		$13.78

Total return	35.99%	33.66%	(10.10)%	14.17%		13.14%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,279	$4,700	$3,251	$2,864		$2,580
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%	1.05%	1.05%	1.05%		1.09%
Before waivers and reimbursements (f)	1.14%	1.15%	1.12%	1.11%		1.12%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.03%	0.34%	0.97%	1.35	%(aa)	1.57%
Before waivers and reimbursements (f)	(0.07)%	0.24%	0.90%	1.29	%(aa)	1.54%
Portfolio turnover rate^	30%	19%	44%*	13%		13%

	Year Ended December 31,
Class IB	2020	2019	2018	2017		2016
Net asset value, beginning of year	$7.31	$5.57	$14.66	$13.76		$12.42

Income (loss) from investment operations:
Net investment income (loss) (e)	— #	0.02	0.14	0.20	##	0.20
Net realized and unrealized gain (loss)	2.62	1.84	(1.70)	1.73		1.44

Total from investment operations	2.62	1.86	(1.56)	1.93		1.64

Less distributions:
Dividends from net investment income	— #	(0.02)	(0.54)	(0.16)		(0.30)
Distributions from net realized gains	(0.60)	(0.10)	(6.99)	(0.87)		—

Total dividends and distributions	(0.60)	(0.12)	(7.53)	(1.03)		(0.30)

Net asset value, end of year	$9.33	$7.31	$5.57	$14.66		$13.76

Total return	36.15%	33.60%	(10.11)%	14.19%		13.16%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$273,952	$204,686	$165,307	$207,105		$200,159
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%	1.05%	1.05%	1.05%		1.09%
Before waivers and reimbursements (f)	1.14%	1.15%	1.12%	1.11%		1.12%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.03%	0.34%	0.97%	1.34	%(aa)	1.57%
Before waivers and reimbursements (f)	(0.06)%	0.24%	0.90%	1.28	%(aa)	1.54%
Portfolio turnover rate^	30%	19%	44%*	13%		13%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CLEARBRIDGE SELECT EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	January 1, 2018 to October 2, 2018‡	Year Ended December 31,
Class K		2017		2016
Net asset value, beginning of year	$14.68	$13.78		$12.44

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.23	##	0.23
Net realized and unrealized gain (loss)	0.81	1.73		1.44

Total from investment operations	0.98	1.96		1.67

Less distributions:
Dividends from net investment income	— #	(0.19)		(0.33)
Distributions from net realized gains	(0.18)	(0.87)		—

Total dividends and distributions	(0.18)	(1.06)		(0.33)

Net asset value, end of year	$15.48	$14.68		$13.78

Total return (b)	6.69%	14.44%		13.43%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—	$420,554		$414,906
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.80%	0.80%		0.84%
Before waivers and reimbursements (a)(f)	0.86%	0.86%		0.87%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	1.49%	1.59	%(aa)	1.82%
Before waivers and reimbursements (a)(f)	1.43%	1.52	%(aa)	1.79%
Portfolio turnover rate^	44%*	13%		13%
*

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 25%.

‡	After the close of business on October 2, 2018 operations for Class K ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.17, $0.17 and $0.20 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. (b) Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.20% lower.

See Notes to Financial Statements.

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	19.77%	14.60%	13.07%
Portfolio – Class IB Shares	19.76	14.61	13.04
Russell 3000® Index	20.89	15.43	13.79

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 19.76% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell 3000® Index, which returned 20.89% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were information technology, consumer discretionary, health care, communication services and industrials.

•	The five stocks that contributed most to performance were Apple, Inc., Amazon.com, Inc., Microsoft Corp., Tesla, Inc. and NVIDIA Corp.

What hurt performance during the year:

•	The sectors that detracted most from performance were energy, financials, real estate and utilities.

•	The five stocks that detracted most from performance were Exxon Mobil Corp., Wells Fargo & Co., The Boeing Co., AT&T, Inc. and United Technologies Corp.

How did derivatives contribute/detract from performance during the year?

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2020	% of Net Assets
Information Technology	26.8%
Health Care	13.9
Consumer Discretionary	12.3
Financials	10.6
Communication Services	9.8
Industrials	9.1
Consumer Staples	5.8
Real Estate	3.1
Materials	2.8
Utilities	2.7
Energy	2.1
Repurchase Agreements	0.3
Investment Company	0.0 #
Cash and Other	0.7

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

EQ/COMMON STOCK INDEX PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,243.80	$3.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.69	3.48
Class IB
Actual	1,000.00	1,244.00	3.86
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.69	3.48

* Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratio of 0.68% and 0.68%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (9.8%)
Diversified Telecommunication Services (1.3%)
AT&T, Inc.	1,261,478	$36,280,107
Bandwidth, Inc., Class A*	3,500	537,845
CenturyLink, Inc.	194,275	1,894,181
Cogent Communications Holdings, Inc.	4,100	245,467
Iridium Communications, Inc.*	18,800	739,310
Liberty Latin America Ltd., Class C*	3,934	43,628
Verizon Communications, Inc.	723,694	42,517,023
Vonage Holdings Corp.*	23,200	298,700

		82,556,261

Entertainment (2.1%)
Activision Blizzard, Inc.	133,300	12,376,905
Electronic Arts, Inc.	49,800	7,151,280
Liberty Media Corp.-Liberty Formula One, Class A*	4,100	155,759
Liberty Media Corp.-Liberty Formula One, Class C*	40,748	1,735,865
Live Nation Entertainment, Inc.*	25,200	1,851,696
Madison Square Garden Entertainment Corp.*	3,000	315,120
Madison Square Garden Sports Corp., Class A*	2,229	410,359
Netflix, Inc.*	75,200	40,662,896
Roku, Inc.*	18,500	6,142,370
Spotify Technology SA*	23,000	7,237,180
Take-Two Interactive Software, Inc.*	21,800	4,529,822
Walt Disney Co. (The)*	315,639	57,187,474
World Wrestling Entertainment, Inc., Class A	8,700	418,035
Zynga, Inc., Class A*	165,300	1,631,511

		141,806,272

Interactive Media & Services (4.8%)
Alphabet, Inc., Class A*	52,425	91,882,152
Alphabet, Inc., Class C*	50,819	89,028,790
Cargurus, Inc.*	15,500	491,815
Facebook, Inc., Class A*	419,400	114,563,304
IAC/InterActiveCorp*	14,850	2,811,847
Match Group, Inc.*	38,698	5,850,751
MediaAlpha, Inc., Class A*	3,000	117,210
Pinterest, Inc., Class A*	73,200	4,823,880
TripAdvisor, Inc.*	20,000	575,600
Twitter, Inc.*	136,300	7,380,645
Zillow Group, Inc., Class A*	10,600	1,440,964
Zillow Group, Inc., Class C*	23,524	3,053,415

		322,020,373

Media (1.4%)
Altice USA, Inc., Class A (x)*	64,100	2,427,467
Cable One, Inc.	900	2,004,948
Cardlytics, Inc.*	4,600	656,742
Charter Communications, Inc., Class A*	25,275	16,720,676
Comcast Corp., Class A	801,648	42,006,355
Discovery, Inc., Class A (x)*	37,900	1,140,411
Discovery, Inc., Class C*	57,209	1,498,304
DISH Network Corp., Class A*	47,529	1,537,088
Fox Corp., Class A	72,608	2,114,345
Fox Corp., Class B	32,333	933,777
Interpublic Group of Cos., Inc. (The)	77,600	1,825,152
John Wiley & Sons, Inc., Class A	3,500	159,810
Liberty Broadband Corp., Class A*	5,100	803,658
Liberty Broadband Corp., Class C*	32,825	5,198,495
Liberty Media Corp.-Liberty SiriusXM, Class A*	24,697	1,066,664
Liberty Media Corp.-Liberty SiriusXM, Class C*	34,365	1,495,221
New York Times Co. (The), Class A	31,600	1,635,932
News Corp., Class A	93,361	1,677,697
News Corp., Class B	13,800	245,226
Nexstar Media Group, Inc., Class A	9,772	1,067,005
Omnicom Group, Inc.	42,600	2,656,962
Sinclair Broadcast Group, Inc., Class A	8,500	270,725
Sirius XM Holdings, Inc. (x)	276,240	1,759,649
TEGNA, Inc.	38,500	537,075
ViacomCBS, Inc.	95,316	3,551,474

		94,990,858

Wireless Telecommunication Services (0.2%)
Shenandoah Telecommunications Co.	2,000	86,500
T-Mobile US, Inc.*	97,303	13,121,309
United States Cellular Corp.*	2,300	70,587

		13,278,396

Total Communication Services		654,652,160

Consumer Discretionary (12.3%)
Auto Components (0.2%)
Adient plc*	15,253	530,347
Aptiv plc	47,600	6,201,804
BorgWarner, Inc.	46,560	1,799,078
Cooper-Standard Holdings, Inc.*	3,600	124,812
Dana, Inc.	19,100	372,832
Dorman Products, Inc.*	2,500	217,050
Fox Factory Holding Corp.*	6,900	729,399
Gentex Corp.	56,600	1,920,438
Gentherm, Inc.*	4,200	273,924
Goodyear Tire & Rubber Co. (The)	5,000	54,550
LCI Industries	3,100	402,008
Lear Corp.	10,600	1,685,718
Visteon Corp.*	4,100	514,632

		14,826,592

Automobiles (1.7%)
Ford Motor Co.	688,936	6,055,747
General Motors Co.	224,700	9,356,508
Harley-Davidson, Inc.	35,950	1,319,365
Tesla, Inc.*	132,100	93,219,007
Thor Industries, Inc.	10,700	994,993

		110,945,620

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Distributors (0.1%)
Core-Mark Holding Co., Inc.	3,700	$108,669
Genuine Parts Co.	25,600	2,571,008
LKQ Corp.*	59,300	2,089,732
Pool Corp.	7,700	2,868,250

		7,637,659

Diversified Consumer Services (0.2%)
Adtalem Global Education, Inc.*	1,100	37,345
Bright Horizons Family Solutions, Inc.*	12,000	2,075,880
Chegg, Inc.*	20,100	1,815,633
frontdoor, Inc.*	15,900	798,339
Graham Holdings Co., Class B	900	480,042
Grand Canyon Education, Inc.*	9,300	865,923
H&R Block, Inc.	39,750	630,435
Houghton Mifflin Harcourt Co.*	7,700	25,641
Laureate Education, Inc., Class A*	16,000	232,960
Service Corp. International	31,400	1,541,740
Strategic Education, Inc.	4,200	400,386
Terminix Global Holdings, Inc.*	31,800	1,622,118
Vivint Smart Home, Inc.*	7,600	157,700

		10,684,142

Hotels, Restaurants & Leisure (1.8%)
Aramark	46,200	1,777,776
Bloomin’ Brands, Inc.	7,200	139,824
Boyd Gaming Corp.*	15,000	643,800
Caesars Entertainment, Inc.*	29,300	2,176,111
Carnival Corp.	76,860	1,664,788
Cheesecake Factory, Inc. (The) (x)	2,400	88,944
Chipotle Mexican Grill, Inc.*	5,100	7,072,221
Choice Hotels International, Inc.	7,400	789,802
Churchill Downs, Inc.	6,600	1,285,614
Cracker Barrel Old Country Store, Inc.	5,800	765,136
Darden Restaurants, Inc.	26,850	3,198,372
Domino’s Pizza, Inc.	7,600	2,914,296
Extended Stay America, Inc.	36,500	540,565
Hilton Grand Vacations, Inc.*	11,340	355,509
Hilton Worldwide Holdings, Inc.	52,633	5,855,947
Hyatt Hotels Corp., Class A	8,800	653,400
International Game Technology plc (x)	3,700	62,678
Las Vegas Sands Corp.	66,500	3,963,400
Marriott International, Inc., Class A	47,505	6,266,860
Marriott Vacations Worldwide Corp.	8,171	1,121,225
McDonald’s Corp.	130,021	27,899,906
MGM Resorts International	96,400	3,037,564
Norwegian Cruise Line Holdings Ltd. (x)*	55,300	1,406,279
Papa John’s International, Inc.	5,200	441,220
Penn National Gaming, Inc.*	27,000	2,331,990
Planet Fitness, Inc., Class A*	18,400	1,428,392
Red Rock Resorts, Inc., Class A	7,700	192,808
Royal Caribbean Cruises Ltd.	33,350	2,490,911
Scientific Games Corp., Class A*	13,500	560,115
SeaWorld Entertainment, Inc.*	2,700	85,293
Shake Shack, Inc., Class A (x)*	5,700	483,246
Six Flags Entertainment Corp.	16,884	575,744
Starbucks Corp.	207,800	22,230,444
Texas Roadhouse, Inc.	11,500	898,840
Vail Resorts, Inc.	8,300	2,315,368
Wendy’s Co. (The)	47,800	1,047,776
Wingstop, Inc.	5,500	729,025
Wyndham Destinations, Inc.	16,470	738,844
Wyndham Hotels & Resorts, Inc.	21,270	1,264,289
Wynn Resorts Ltd.	21,200	2,391,996
Yum China Holdings, Inc.	67,740	3,867,277
Yum! Brands, Inc.	55,840	6,061,990

		123,815,585

Household Durables (0.4%)
DR Horton, Inc.	59,000	4,066,280
Garmin Ltd.	26,100	3,123,126
Helen of Troy Ltd.*	6,000	1,333,140
Installed Building Products, Inc.*	2,700	275,211
KB Home	16,700	559,784
Leggett & Platt, Inc.	33,200	1,470,760
Lennar Corp., Class A	51,689	3,940,252
LGI Homes, Inc.*	3,900	412,815
M.D.C. Holdings, Inc.	6,400	311,040
Meritage Homes Corp.*	7,000	579,740
Mohawk Industries, Inc.*	11,400	1,606,830
Newell Brands, Inc.	88,190	1,872,274
NVR, Inc.*	600	2,447,916
PulteGroup, Inc.	48,900	2,108,568
Taylor Morrison Home Corp., Class A*	24,400	625,860
Tempur Sealy International, Inc.*	40,400	1,090,800
Toll Brothers, Inc.	20,800	904,176
TopBuild Corp.*	7,011	1,290,585
Whirlpool Corp.	11,020	1,989,000

		30,008,157

Internet & Direct Marketing Retail (4.1%)
Amazon.com, Inc.*	74,110	241,371,082
Booking Holdings, Inc.*	7,180	15,991,799
eBay, Inc.	121,770	6,118,943
Etsy, Inc.*	20,900	3,718,319
Expedia Group, Inc.	23,787	3,149,399
Grubhub, Inc.*	18,300	1,359,141
Overstock.com, Inc. (x)*	7,200	345,384
Qurate Retail, Inc., Class A	71,520	784,574
Stamps.com, Inc.*	3,100	608,189
Stitch Fix, Inc., Class A (x)*	14,900	874,928
Wayfair, Inc., Class A*	11,600	2,619,396

		276,941,154

Leisure Products (0.2%)
Acushnet Holdings Corp.	7,300	295,942
Brunswick Corp.	14,900	1,135,976
Hasbro, Inc.	22,600	2,114,004
Mattel, Inc.*	79,800	1,392,510
Peloton Interactive, Inc., Class A*	44,903	6,812,683
Polaris, Inc.	12,300	1,171,944
YETI Holdings, Inc.*	12,900	883,263

		13,806,322

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Multiline Retail (0.5%)
Dillard’s, Inc., Class A (x)	2,200	$138,710
Dollar General Corp.	45,000	9,463,500
Dollar Tree, Inc.*	45,623	4,929,109
Kohl’s Corp.	36,010	1,465,247
Macy’s, Inc. (x)	74,400	837,000
Nordstrom, Inc.	24,390	761,212
Ollie’s Bargain Outlet Holdings, Inc.*	10,100	825,877
Target Corp.	88,360	15,598,191

		34,018,846

Specialty Retail (2.2%)
Aaron’s Co., Inc. (The)*	7,300	138,408
Advance Auto Parts, Inc.	14,550	2,291,770
AutoNation, Inc.*	10,800	753,732
AutoZone, Inc.*	4,390	5,204,082
Bed Bath & Beyond, Inc. (x)	22,400	397,824
Best Buy Co., Inc.	41,110	4,102,367
Burlington Stores, Inc.*	12,300	3,217,065
CarMax, Inc.*	31,750	2,999,105
Carvana Co.*	9,100	2,179,814
Dick’s Sporting Goods, Inc.	13,200	741,972
Five Below, Inc.*	10,700	1,872,286
Floor & Decor Holdings, Inc., Class A*	16,700	1,550,595
Foot Locker, Inc.	24,200	978,648
Gap, Inc. (The)	32,090	647,897
Home Depot, Inc. (The)	187,660	49,846,249
L Brands, Inc.	41,190	1,531,856
Leslie’s, Inc. (x)*	19,354	537,074
Lithia Motors, Inc., Class A	4,300	1,258,481
Lowe’s Cos., Inc.	134,440	21,578,964
Michaels Cos., Inc. (The) (x)*	16,200	210,762
Monro, Inc.	5,300	282,490
Murphy USA, Inc.	3,855	504,504
National Vision Holdings, Inc.*	14,700	665,763
O’Reilly Automotive, Inc.*	12,450	5,634,497
Penske Automotive Group, Inc.	4,700	279,133
RH*	3,500	1,566,320
Ross Stores, Inc.	61,720	7,579,833
Sally Beauty Holdings, Inc.*	8,800	114,752
Tiffany & Co.	21,400	2,813,030
TJX Cos., Inc. (The)	209,200	14,286,268
Tractor Supply Co.	22,300	3,134,934
Ulta Beauty, Inc.*	9,700	2,785,452
Urban Outfitters, Inc.*	14,600	373,760
Vroom, Inc.*	9,100	372,827
Williams-Sonoma, Inc.	18,000	1,833,120

		144,265,634

Textiles, Apparel & Luxury Goods (0.9%)
Capri Holdings Ltd.*	25,200	1,058,400
Carter’s, Inc.	10,480	985,854
Columbia Sportswear Co.	5,200	454,376
Crocs, Inc.*	13,000	814,580
Deckers Outdoor Corp.*	5,000	1,433,900
Hanesbrands, Inc.	80,200	1,169,316
Kontoor Brands, Inc.	4,242	172,055
Lululemon Athletica, Inc.*	20,700	7,204,221
NIKE, Inc., Class B	216,520	30,631,084
PVH Corp.	17,081	1,603,735
Ralph Lauren Corp.	11,370	1,179,524
Skechers USA, Inc., Class A*	30,600	1,099,764
Steven Madden Ltd.	13,803	487,522
Tapestry, Inc.	65,220	2,027,038
Under Armour, Inc., Class A*	44,900	770,933
Under Armour, Inc., Class C*	45,218	672,844
VF Corp.	60,000	5,124,600
Wolverine World Wide, Inc.	11,700	365,625

		57,255,371

Total Consumer Discretionary		824,205,082

Consumer Staples (5.8%)
Beverages (1.4%)
Boston Beer Co., Inc. (The), Class A*	1,600	1,590,864
Brown-Forman Corp., Class A	13,400	984,498
Brown-Forman Corp., Class B	33,475	2,658,919
Coca-Cola Co. (The)	683,840	37,501,786
Constellation Brands, Inc., Class A	29,100	6,374,355
Keurig Dr Pepper, Inc.	78,510	2,512,320
Molson Coors Beverage Co., Class B	40,350	1,823,416
Monster Beverage Corp.*	67,000	6,196,160
PepsiCo, Inc.	245,490	36,406,167

		96,048,485

Food & Staples Retailing (1.3%)
Albertsons Cos., Inc., Class A (x)	6,400	112,512
BJ’s Wholesale Club Holdings, Inc.*	20,700	771,696
Casey’s General Stores, Inc.	7,100	1,268,202
Costco Wholesale Corp.	77,050	29,030,899
Grocery Outlet Holding Corp.*	12,600	494,550
Kroger Co. (The)	147,620	4,688,411
Performance Food Group Co.*	18,500	880,785
Sprouts Farmers Market, Inc.*	4,600	92,460
Sysco Corp.	85,750	6,367,795
US Foods Holding Corp.*	43,800	1,458,978
Walgreens Boots Alliance, Inc.	127,980	5,103,843
Walmart, Inc.	246,520	35,535,858

		85,805,989

Food Products (1.0%)
Archer-Daniels-Midland Co.	104,060	5,245,665
Beyond Meat, Inc. (x)*	9,000	1,125,000
Bunge Ltd.	28,780	1,887,392
Campbell Soup Co.	31,300	1,513,355
Conagra Brands, Inc.	95,092	3,448,036
Darling Ingredients, Inc.*	28,800	1,661,184
Flowers Foods, Inc.	47,400	1,072,662
Freshpet, Inc.*	6,400	908,736
General Mills, Inc.	110,200	6,479,760
Hain Celestial Group, Inc. (The)*	15,500	622,325
Hershey Co. (The)	27,550	4,196,691
Hormel Foods Corp.	54,400	2,535,584
Ingredion, Inc.	12,200	959,774
JM Smucker Co. (The)	21,927	2,534,761
Kellogg Co.	46,000	2,862,580
Kraft Heinz Co. (The)	122,236	4,236,700

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Lamb Weston Holdings, Inc.	28,150	$2,216,531
Lancaster Colony Corp.	3,200	587,936
McCormick & Co., Inc. (Non-Voting)	45,900	4,388,040
Mondelez International, Inc., Class A	254,110	14,857,812
Pilgrim’s Pride Corp.*	17,800	349,058
Post Holdings, Inc.*	14,800	1,494,948
TreeHouse Foods, Inc.*	600	25,494
Tyson Foods, Inc., Class A	56,100	3,615,084

		68,825,108

Household Products (1.4%)
Church & Dwight Co., Inc.	44,800	3,907,904
Clorox Co. (The)	23,750	4,795,600
Colgate-Palmolive Co.	150,620	12,879,516
Energizer Holdings, Inc.	11,350	478,743
Kimberly-Clark Corp.	62,000	8,359,460
Procter & Gamble Co. (The)	425,645	59,224,245
Reynolds Consumer Products, Inc.	10,443	313,708
Spectrum Brands Holdings, Inc.	7,400	584,452
WD-40 Co.	2,000	531,360

		91,074,988

Personal Products (0.2%)
Estee Lauder Cos., Inc. (The), Class A	39,000	10,381,410
Herbalife Nutrition Ltd.*	23,700	1,138,785
Nu Skin Enterprises, Inc., Class A	5,200	284,076

		11,804,271

Tobacco (0.5%)
Altria Group, Inc.	324,790	13,316,390
Philip Morris International, Inc.	271,730	22,496,527

		35,812,917

Total Consumer Staples		389,371,758

Energy (2.1%)
Energy Equipment & Services (0.2%)
Baker Hughes Co.	121,884	2,541,281
Cactus, Inc., Class A	10,400	271,128
ChampionX Corp.*	4,795	73,364
Dril-Quip, Inc.*	5,800	171,796
Exterran Corp.*	7,850	34,697
Frank’s International NV*	30,100	82,474
Halliburton Co.	164,730	3,113,397
Nabors Industries Ltd. (x)	1,210	70,458
National Oilwell Varco, Inc.	85,380	1,172,267
NexTier Oilfield Solutions, Inc.*	21,924	75,419
Oceaneering International, Inc.*	20,400	162,180
Oil States International, Inc.*	14,600	73,292
Patterson-UTI Energy, Inc.	3,000	15,780
ProPetro Holding Corp.*	12,700	93,853
RPC, Inc.*	16,700	52,605
Schlumberger NV	244,055	5,327,721
Transocean Ltd. (x)*	90,838	209,836
US Silica Holdings, Inc.	14,900	104,598

		13,646,146

Oil, Gas & Consumable Fuels (1.9%)
Antero Resources Corp. (x)*	51,000	277,950
Apache Corp.	81,080	1,150,525
Cabot Oil & Gas Corp.	88,500	1,440,780
Cheniere Energy, Inc.*	46,900	2,815,407
Chevron Corp.	340,766	28,777,689
Cimarex Energy Co.	20,260	759,953
Concho Resources, Inc.	41,532	2,423,392
ConocoPhillips	194,176	7,765,098
Continental Resources, Inc. (x)	33,300	542,790
CVR Energy, Inc.	7,000	104,300
Delek US Holdings, Inc.	6,624	106,448
Devon Energy Corp.	72,330	1,143,537
Diamondback Energy, Inc.	34,841	1,686,304
EOG Resources, Inc.	110,300	5,500,661
EQT Corp.	47,500	603,725
Equitrans Midstream Corp.	74,301	597,380
Exxon Mobil Corp.#	739,265	30,472,503
Green Plains, Inc. (x)*	600	7,902
Hess Corp.	51,520	2,719,741
HollyFrontier Corp.	37,332	965,032
Kinder Morgan, Inc.	341,871	4,673,377
Kosmos Energy Ltd.	6,800	15,980
Magnolia Oil & Gas Corp., Class A*	28,400	200,504
Marathon Oil Corp.	176,590	1,177,855
Marathon Petroleum Corp.	113,733	4,703,997
Matador Resources Co.*	18,100	218,286
Occidental Petroleum Corp.	147,988	2,561,672
ONEOK, Inc.	76,913	2,951,921
Ovintiv, Inc.	45,700	656,252
Parsley Energy, Inc., Class A	60,482	858,844
PBF Energy, Inc., Class A	22,900	162,590
PDC Energy, Inc.*	3,879	79,636
Peabody Energy Corp.*	14,200	34,222
Phillips 66	81,988	5,734,241
Pioneer Natural Resources Co.	31,150	3,547,674
SFL Corp. Ltd.	19,100	119,948
SM Energy Co.	15,700	96,084
Targa Resources Corp.	46,300	1,221,394
Tellurian, Inc. (x)*	20,700	26,496
Valero Energy Corp.	71,630	4,052,109
Whiting Petroleum Corp.*	252	6,300
Williams Cos., Inc. (The)	235,679	4,725,364
World Fuel Services Corp.	5,600	174,496
WPX Energy, Inc.*	70,600	575,390

		128,435,749

Total Energy		142,081,895

Financials (10.6%)
Banks (3.8%)
Ameris Bancorp	9,600	365,472
Associated Banc-Corp.	35,306	601,967
Atlantic Union Bankshares Corp.	13,400	441,396
BancorpSouth Bank	17,650	484,316
Bank of America Corp.	1,368,292	41,472,931
Bank of Hawaii Corp.	7,400	566,988
Bank of NT Butterfield & Son Ltd. (The)	4,500	140,220
Bank OZK	17,300	540,971
BankUnited, Inc.	15,200	528,656

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Banner Corp.	2,800	$130,452
Berkshire Hills Bancorp, Inc.	5,200	89,024
BOK Financial Corp.	4,050	277,344
Boston Private Financial Holdings, Inc.	7,700	65,065
Brookline Bancorp, Inc.	18,000	216,720
Cathay General Bancorp	14,930	480,597
CIT Group, Inc.	17,300	621,070
Citigroup, Inc.	368,284	22,708,391
Citizens Financial Group, Inc.	86,300	3,086,088
City Holding Co.	2,530	175,962
Columbia Banking System, Inc.	14,000	502,600
Comerica, Inc.	32,000	1,787,520
Commerce Bancshares, Inc.	22,626	1,486,558
Community Bank System, Inc.	8,900	554,559
Cullen/Frost Bankers, Inc.	12,200	1,064,206
CVB Financial Corp.	25,800	503,100
Dime Community Bancshares, Inc.	16,800	264,936
East West Bancorp, Inc.	31,600	1,602,436
Eastern Bankshares, Inc.*	32,000	521,920
Fifth Third Bancorp	143,045	3,943,751
First BanCorp	15,000	138,300
First Busey Corp.	5,933	127,856
First Citizens BancShares, Inc., Class A (x)	1,100	631,697
First Commonwealth Financial Corp.	11,300	123,622
First Financial Bancorp	10,000	175,300
First Financial Bankshares, Inc.	22,500	813,938
First Financial Corp.	7,500	291,375
First Hawaiian, Inc.	21,800	514,044
First Horizon National Corp.	123,950	1,581,602
First Interstate BancSystem, Inc., Class A	4,700	191,619
First Merchants Corp.	8,300	310,503
First Midwest Bancorp, Inc.	5,500	87,560
First Republic Bank	30,200	4,437,286
FNB Corp.	46,456	441,332
Fulton Financial Corp.	35,900	456,648
Glacier Bancorp, Inc.	20,100	924,801
Great Western Bancorp, Inc.	5,100	106,590
Hancock Whitney Corp.	12,024	409,056
Heartland Financial USA, Inc.	2,100	84,777
Hilltop Holdings, Inc.	2,300	63,273
Home BancShares, Inc.	27,800	541,544
Hope Bancorp, Inc.	15,183	165,647
Huntington Bancshares, Inc.	177,391	2,240,448
Independent Bank Corp.	3,900	284,856
Independent Bank Group, Inc.	1,700	106,284
International Bancshares Corp.	7,500	280,800
Investors Bancorp, Inc.	20,465	216,110
JPMorgan Chase & Co.	529,025	67,223,207
KeyCorp	170,602	2,799,579
M&T Bank Corp.	25,257	3,215,216
NBT Bancorp, Inc.	7,400	237,540
OceanFirst Financial Corp.	5,300	98,739
Old National Bancorp	23,600	390,816
Pacific Premier Bancorp, Inc.	100	3,133
PacWest Bancorp	11,396	289,458
Park National Corp.	900	94,509
People’s United Financial, Inc.	74,200	959,406
Pinnacle Financial Partners, Inc.	16,056	1,034,006
PNC Financial Services Group, Inc. (The)	75,718	11,281,982
Popular, Inc.	24,050	1,354,496
Prosperity Bancshares, Inc.	19,912	1,381,096
Regions Financial Corp.	169,700	2,735,564
Renasant Corp.	3,200	107,776
S&T Bancorp, Inc.	7,200	178,848
Sandy Spring Bancorp, Inc.	2,400	77,256
Seacoast Banking Corp. of Florida*	4,000	117,800
ServisFirst Bancshares, Inc.	4,100	165,189
Signature Bank	12,100	1,637,009
Simmons First National Corp., Class A	13,600	293,624
South State Corp.	12,771	923,343
Sterling Bancorp	34,100	613,118
SVB Financial Group*	9,300	3,606,819
Synovus Financial Corp.	35,013	1,133,371
TCF Financial Corp.	32,514	1,203,668
Texas Capital Bancshares, Inc.*	9,000	535,500
Tompkins Financial Corp.	3,839	271,033
Towne Bank	8,779	206,131
Truist Financial Corp.	239,464	11,477,510
Trustmark Corp.	6,250	170,688
UMB Financial Corp.	7,700	531,223
Umpqua Holdings Corp.	44,690	676,607
United Bankshares, Inc.	20,400	660,960
United Community Banks, Inc.	500	14,220
US Bancorp	247,990	11,553,854
Valley National Bancorp	75,029	731,533
Webster Financial Corp.	18,400	775,560
Wells Fargo & Co.	655,819	19,792,617
WesBanco, Inc.	7,000	209,720
Westamerica Bancorp	3,800	210,102
Western Alliance Bancorp	20,800	1,246,960
Wintrust Financial Corp.	11,500	702,535
Zions Bancorp NA	28,300	1,229,352

		255,124,757

Capital Markets (2.6%)
Affiliated Managers Group, Inc.	8,140	827,838
Ameriprise Financial, Inc.	22,460	4,364,652
Ares Management Corp.	17,900	842,195
Artisan Partners Asset Management, Inc., Class A	5,400	271,836
Associated Capital Group, Inc., Class A	6,800	238,816
Bank of New York Mellon Corp. (The)	141,850	6,020,114
BGC Partners, Inc., Class A	31,800	127,200
BlackRock, Inc.	25,863	18,661,189
Brightsphere Investment Group, Inc.	9,800	188,944
Carlyle Group, Inc. (The)	21,200	666,528
Cboe Global Markets, Inc.	22,800	2,123,136
Charles Schwab Corp. (The)	240,475	12,754,794
CME Group, Inc.	63,465	11,553,803
Cohen & Steers, Inc.	4,400	326,920
Eaton Vance Corp.	24,640	1,673,795
Evercore, Inc., Class A	7,000	767,480

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
FactSet Research Systems, Inc.	7,800	$2,593,500
Federated Hermes, Inc., Class B	16,800	485,352
Focus Financial Partners, Inc., Class A*	6,900	300,150
Franklin Resources, Inc.	54,890	1,371,701
GAMCO Investors, Inc., Class A	6,300	111,762
Goldman Sachs Group, Inc. (The)	57,800	15,242,438
Hamilton Lane, Inc., Class A	4,900	382,445
Houlihan Lokey, Inc.	6,600	443,718
Interactive Brokers Group, Inc., Class A	14,040	855,317
Intercontinental Exchange, Inc.	98,490	11,354,912
Invesco Ltd.	66,200	1,153,866
KKR & Co., Inc., Class A	97,100	3,931,579
Lazard Ltd., Class A	25,200	1,065,960
LPL Financial Holdings, Inc.	16,700	1,740,474
MarketAxess Holdings, Inc.	7,160	4,085,210
Moelis & Co., Class A	4,300	201,068
Moody’s Corp.	29,450	8,547,568
Morgan Stanley	234,515	16,071,313
Morningstar, Inc.	3,200	741,024
MSCI, Inc.	14,534	6,489,867
Nasdaq, Inc.	20,000	2,654,800
Northern Trust Corp.	38,850	3,618,489
Piper Sandler Cos.	2,500	252,250
PJT Partners, Inc., Class A	1,900	142,975
Raymond James Financial, Inc.	24,000	2,296,080
S&P Global, Inc.	42,330	13,915,141
Sculptor Capital Management, Inc.	200	3,040
SEI Investments Co.	25,150	1,445,371
State Street Corp.	63,550	4,625,169
StepStone Group, Inc., Class A (x)*	5,100	202,980
Stifel Financial Corp.	23,009	1,161,009
T. Rowe Price Group, Inc.	39,480	5,976,877
Tradeweb Markets, Inc., Class A	15,000	936,750
Virtu Financial, Inc., Class A	19,200	483,264
Virtus Investment Partners, Inc.	700	151,900
Waddell & Reed Financial, Inc., Class A	9,720	247,568
WisdomTree Investments, Inc.	18,800	100,580

		176,792,707

Consumer Finance (0.6%)
Ally Financial, Inc.	65,100	2,321,466
American Express Co.	114,156	13,802,602
Capital One Financial Corp.	80,870	7,993,999
Credit Acceptance Corp. (x)*	1,900	657,666
Discover Financial Services	59,070	5,347,607
Encore Capital Group, Inc.*	2,300	89,585
FirstCash, Inc.	8,572	600,383
Green Dot Corp., Class A*	9,200	513,360
LendingClub Corp.*	8,780	92,717
LendingTree, Inc.*	1,400	383,306
Navient Corp.	40,984	402,463
Nelnet, Inc., Class A	3,800	270,712
OneMain Holdings, Inc.	12,300	592,368
PROG Holdings, Inc.	14,600	786,502
Santander Consumer USA Holdings, Inc.	13,000	286,260
SLM Corp.	66,084	818,781
Synchrony Financial	113,100	3,925,701

		38,885,478

Diversified Financial Services (1.2%)
Berkshire Hathaway, Inc., Class B*	328,585	76,189,004
Cannae Holdings, Inc.*	13,760	609,155
Jefferies Financial Group, Inc.	49,888	1,227,245
Voya Financial, Inc.	22,900	1,346,749

		79,372,153

Insurance (2.2%)
Aflac, Inc.	124,800	5,549,856
Alleghany Corp.	3,054	1,843,669
Allstate Corp. (The)	55,440	6,094,519
Ambac Financial Group, Inc.*	3,600	55,368
American Equity Investment Life Holding Co.	12,700	351,282
American Financial Group, Inc.	16,830	1,474,645
American International Group, Inc.	152,336	5,767,441
American National Group, Inc.	2,000	192,240
AMERISAFE, Inc.	1,500	86,145
Aon plc, Class A	41,878	8,847,565
Arch Capital Group Ltd.*	76,000	2,741,320
Argo Group International Holdings Ltd.	2,875	125,638
Arthur J Gallagher & Co.	34,600	4,280,366
Assurant, Inc.	12,900	1,757,238
Assured Guaranty Ltd.	21,700	683,333
Athene Holding Ltd., Class A*	20,354	878,072
Axis Capital Holdings Ltd.	17,270	870,235
Brighthouse Financial, Inc.*	16,532	598,541
Brown & Brown, Inc.	51,200	2,427,392
Chubb Ltd.	81,644	12,566,644
Cincinnati Financial Corp.	29,720	2,596,636
CNA Financial Corp.	9,200	358,432
CNO Financial Group, Inc.	29,600	658,008
eHealth, Inc.*	4,200	296,562
Employers Holdings, Inc.	2,600	83,694
Enstar Group Ltd.*	1,400	286,846
Erie Indemnity Co., Class A	5,900	1,449,040
Everest Re Group Ltd.	7,900	1,849,311
FBL Financial Group, Inc., Class A	1,900	99,769
Fidelity National Financial, Inc.	52,889	2,067,431
First American Financial Corp.	26,400	1,363,032
Genworth Financial, Inc., Class A*	40,300	152,334
Globe Life, Inc.	21,405	2,032,619
GoHealth, Inc., Class A (x)*	22,000	300,520
Goosehead Insurance, Inc., Class A	3,500	436,660
Hanover Insurance Group, Inc. (The)	10,690	1,249,875
Hartford Financial Services Group, Inc. (The)	62,810	3,076,434
Horace Mann Educators Corp.	1,300	54,652
James River Group Holdings Ltd.	1,700	83,555
Kemper Corp.	13,682	1,051,188
Kinsale Capital Group, Inc.	3,800	760,494
Lemonade, Inc. (x)*	7,400	906,500
Lincoln National Corp.	39,350	1,979,698
Loews Corp.	43,192	1,944,504

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Markel Corp.*	2,560	$2,645,248
Marsh & McLennan Cos., Inc.	92,350	10,804,950
MBIA, Inc.*	7,600	50,008
MetLife, Inc.	135,960	6,383,322
National General Holdings Corp.	10,800	369,144
Old Republic International Corp.	71,894	1,417,031
Primerica, Inc.	9,800	1,312,514
Principal Financial Group, Inc.	54,300	2,693,823
ProAssurance Corp.	5,300	94,287
Progressive Corp. (The)	103,400	10,224,192
Prudential Financial, Inc.	71,831	5,607,846
Reinsurance Group of America, Inc.	12,610	1,461,499
RenaissanceRe Holdings Ltd.	9,760	1,618,403
RLI Corp.	8,880	924,852
Selective Insurance Group, Inc.	13,700	917,626
Selectquote, Inc.*	25,600	531,200
Third Point Reinsurance Ltd.*	12,900	122,808
Travelers Cos., Inc. (The)	47,070	6,607,216
Trupanion, Inc.*	5,200	622,492
Unum Group	50,300	1,153,882
W R Berkley Corp.	30,300	2,012,526
White Mountains Insurance Group Ltd.	600	600,396
Willis Towers Watson plc	23,100	4,866,708

		145,371,276

Mortgage Real Estate Investment Trusts (REITs) (0.1%)
AGNC Investment Corp. (REIT)	103,900	1,620,840
Annaly Capital Management, Inc. (REIT)	277,153	2,341,943
Apollo Commercial Real Estate Finance, Inc. (REIT)	17,300	193,241
Blackstone Mortgage Trust, Inc. (REIT), Class A	21,000	578,130
Chimera Investment Corp. (REIT)	44,040	451,410
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	12,700	805,561
Invesco Mortgage Capital, Inc. (REIT) (x)	33,152	112,053
New Residential Investment Corp. (REIT)	66,550	661,507
Starwood Property Trust, Inc. (REIT)	57,200	1,103,960

		7,868,645

Thrifts & Mortgage Finance (0.1%)
Axos Financial, Inc.*	4,800	180,144
Capitol Federal Financial, Inc.	13,886	173,575
Columbia Financial, Inc.*	6,300	98,028
Essent Group Ltd.	17,600	760,320
Flagstar Bancorp, Inc.	2,100	85,596
HomeStreet, Inc.	2,000	67,500
Kearny Financial Corp.	21,432	226,322
MGIC Investment Corp.	75,800	951,290
Mr Cooper Group, Inc.*	10,400	322,712
New York Community Bancorp, Inc.	108,550	1,145,203
NMI Holdings, Inc., Class A*	4,000	90,600
PennyMac Financial Services, Inc.	7,500	492,150
Provident Financial Services, Inc.	4,000	71,840
Radian Group, Inc.	50,400	1,020,600
Rocket Cos., Inc., Class A (x)*	23,900	483,258
TFS Financial Corp.	15,800	278,554
Walker & Dunlop, Inc.	1,100	101,222
Washington Federal, Inc.	10,300	265,122
WSFS Financial Corp.	1,890	84,823

		6,898,859

Total Financials		710,313,875

Health Care (13.9%)
Biotechnology (2.7%)
AbbVie, Inc.	307,730	32,973,269
ACADIA Pharmaceuticals, Inc.*	22,300	1,192,158
Acceleron Pharma, Inc.*	9,100	1,164,254
Adverum Biotechnologies, Inc.*	11,200	121,408
Agios Pharmaceuticals, Inc.*	8,400	363,972
Alexion Pharmaceuticals, Inc.*	39,753	6,211,009
Alkermes plc*	27,800	554,610
Allakos, Inc.*	4,500	630,000
Allogene Therapeutics, Inc.*	10,400	262,496
Allovir, Inc. (x)*	3,600	138,384
Alnylam Pharmaceuticals, Inc.*	20,100	2,612,397
ALX Oncology Holdings, Inc.*	3,100	267,220
Amgen, Inc.	101,739	23,391,831
Amicus Therapeutics, Inc.*	47,200	1,089,848
AnaptysBio, Inc.*	6,600	141,900
Apellis Pharmaceuticals, Inc.*	8,700	497,640
Arcturus Therapeutics Holdings, Inc.*	4,400	190,872
Arcus Biosciences, Inc.*	5,200	134,992
Arena Pharmaceuticals, Inc.*	10,300	791,349
Arrowhead Pharmaceuticals, Inc.*	18,200	1,396,486
Atara Biotherapeutics, Inc.*	5,800	113,854
Beam Therapeutics, Inc. (x)*	6,900	563,316
Biogen, Inc.*	26,760	6,552,454
Biohaven Pharmaceutical Holding Co. Ltd.*	7,800	668,538
BioMarin Pharmaceutical, Inc.*	33,800	2,963,922
Bluebird Bio, Inc.*	9,900	428,373
Blueprint Medicines Corp.*	9,100	1,020,565
Bridgebio Pharma, Inc. (x)*	9,500	675,545
CareDx, Inc.*	9,300	673,785
ChemoCentryx, Inc.*	7,500	464,400
Constellation Pharmaceuticals, Inc.*	4,500	129,600
Cortexyme, Inc. (x)*	3,000	83,340
Cytokinetics, Inc.*	6,700	139,226
Deciphera Pharmaceuticals, Inc.*	6,700	382,369
Denali Therapeutics, Inc.*	14,300	1,197,768
Dicerna Pharmaceuticals, Inc.*	5,600	123,368
Eagle Pharmaceuticals, Inc.*	1,800	83,826
Editas Medicine, Inc.*	11,500	806,265
Eidos Therapeutics, Inc. (x)*	3,700	486,846
Emergent BioSolutions, Inc.*	8,400	752,640
Enanta Pharmaceuticals, Inc.*	2,800	117,880
Epizyme, Inc.*	23,000	249,780
Exact Sciences Corp.*	26,700	3,537,483
Exelixis, Inc.*	63,800	1,280,466
Fate Therapeutics, Inc.*	12,600	1,145,718
FibroGen, Inc.*	14,700	545,223

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Five Prime Therapeutics, Inc. (x)*	5,900	$100,359
Forma Therapeutics Holdings, Inc.*	3,600	125,640
Gilead Sciences, Inc.	219,291	12,775,894
Global Blood Therapeutics, Inc.*	9,000	389,790
Halozyme Therapeutics, Inc.*	17,900	764,509
Heron Therapeutics, Inc. (x)*	8,400	177,786
IGM Biosciences, Inc. (x)*	4,800	423,792
ImmunoGen, Inc.*	32,100	207,045
Immunovant, Inc.*	8,000	369,520
Incyte Corp.*	33,400	2,905,132
Inovio Pharmaceuticals, Inc. (x)*	26,100	230,985
Insmed, Inc.*	16,100	535,969
Intellia Therapeutics, Inc.*	5,900	320,960
Intercept Pharmaceuticals, Inc.*	3,200	79,040
Invitae Corp. (x)*	20,900	873,829
Ionis Pharmaceuticals, Inc.*	24,800	1,402,192
Iovance Biotherapeutics, Inc.*	21,800	1,011,520
Ironwood Pharmaceuticals, Inc.*	29,900	340,561
Karuna Therapeutics, Inc.*	3,400	345,406
Karyopharm Therapeutics, Inc. (x)*	32,000	495,360
Kodiak Sciences, Inc.*	5,700	837,387
Kura Oncology, Inc.*	12,500	408,250
Kymera Therapeutics, Inc. (x)*	2,700	167,400
Ligand Pharmaceuticals, Inc. (x)*	3,500	348,075
MacroGenics, Inc.*	15,200	347,472
Madrigal Pharmaceuticals, Inc. (x)*	3,500	389,095
Mersana Therapeutics, Inc.*	20,500	545,505
Mirati Therapeutics, Inc.*	6,700	1,471,588
Moderna, Inc.*	49,000	5,119,030
Myriad Genetics, Inc.*	11,500	227,412
Natera, Inc.*	12,600	1,253,952
Neurocrine Biosciences, Inc.*	18,900	1,811,565
Nkarta, Inc. (x)*	3,000	184,410
Novavax, Inc. (x)*	10,400	1,159,704
OPKO Health, Inc. (x)*	104,600	413,170
Passage Bio, Inc.*	800	20,456
PDL BioPharma, Inc. (r)(x)*	46,000	113,620
PMV Pharmaceuticals, Inc. (x)*	3,000	184,530
Prelude Therapeutics, Inc. (x)*	2,500	178,875
Prothena Corp. plc*	1,100	13,211
PTC Therapeutics, Inc.*	10,900	665,227
Radius Health, Inc.*	9,800	175,028
Regeneron Pharmaceuticals, Inc.*	17,300	8,357,803
REGENXBIO, Inc.*	4,100	185,976
Relay Therapeutics, Inc. (x)*	6,300	261,828
REVOLUTION Medicines, Inc.*	9,200	364,228
Rocket Pharmaceuticals, Inc.*	8,900	488,076
Sage Therapeutics, Inc.*	8,600	743,986
Sangamo Therapeutics, Inc.*	29,200	455,666
Sarepta Therapeutics, Inc.*	12,700	2,165,223
Seagen, Inc.*	23,100	4,045,734
Seres Therapeutics, Inc.*	21,400	524,300
Shattuck Labs, Inc. (x)*	3,900	204,399
Sorrento Therapeutics, Inc. (x)*	40,700	277,777
Spectrum Pharmaceuticals, Inc.*	27,100	92,411
SpringWorks Therapeutics, Inc.*	7,000	507,640
Stoke Therapeutics, Inc.*	1,700	105,281
TG Therapeutics, Inc.*	20,700	1,076,814
Translate Bio, Inc.*	5,600	103,208
Travere Therapeutics, Inc.*	4,300	117,197
Turning Point Therapeutics, Inc.*	6,100	743,285
Twist Bioscience Corp.*	6,900	974,901
Ultragenyx Pharmaceutical, Inc.*	10,800	1,495,044
United Therapeutics Corp.*	10,000	1,517,900
Vaxcyte, Inc. (x)*	4,400	116,908
Veracyte, Inc.*	7,600	371,944
Vertex Pharmaceuticals, Inc.*	45,300	10,706,202
Viela Bio, Inc.*	8,100	291,357
Vir Biotechnology, Inc. (x)*	10,700	286,546
Xencor, Inc.*	8,900	388,307
Y-mAbs Therapeutics, Inc.*	5,200	257,452
Zentalis Pharmaceuticals, Inc.*	9,400	488,236
ZIOPHARM Oncology, Inc. (x)*	10,468	26,379

		176,964,904

Health Care Equipment & Supplies (3.7%)
Abbott Laboratories	301,912	33,056,345
ABIOMED, Inc.*	8,500	2,755,700
Accelerate Diagnostics, Inc. (x)*	4,900	37,142
Align Technology, Inc.*	13,800	7,374,444
AtriCure, Inc.*	6,800	378,556
Atrion Corp.	200	128,448
Avanos Medical, Inc.*	7,975	365,893
Axogen, Inc.*	1,000	17,900
Axonics Modulation Technologies, Inc. (x)*	8,900	444,288
Baxter International, Inc.	94,180	7,557,003
Becton Dickinson and Co.	48,813	12,213,989
Boston Scientific Corp.*	260,800	9,375,760
Cantel Medical Corp.	7,500	591,450
CONMED Corp.	5,200	582,400
Cooper Cos., Inc. (The)	9,900	3,596,868
Danaher Corp.	111,360	24,737,510
Dentsply Sirona, Inc.	38,580	2,020,049
DexCom, Inc.*	17,500	6,470,100
Eargo, Inc. (x)*	5,000	224,100
Edwards Lifesciences Corp.*	109,600	9,998,808
Envista Holdings Corp.*	21,763	734,066
ESC Co. (r)*	21,955	—
Glaukos Corp. (x)*	6,800	511,768
Globus Medical, Inc., Class A*	14,100	919,602
Haemonetics Corp.*	12,100	1,436,875
Hill-Rom Holdings, Inc.	14,830	1,452,895
Hologic, Inc.*	45,300	3,299,199
ICU Medical, Inc.*	3,200	686,368
IDEXX Laboratories, Inc.*	14,700	7,348,089
Inari Medical, Inc.*	3,400	296,786
Inogen, Inc.*	3,600	160,848
Insulet Corp.*	11,300	2,888,619
Integer Holdings Corp.*	6,500	527,735
Integra LifeSciences Holdings Corp.*	14,600	947,832
Intuitive Surgical, Inc.*	20,500	16,771,050
iRhythm Technologies, Inc.*	4,900	1,162,329
LENSAR, Inc.*	2,890	20,952
LivaNova plc*	5,100	337,671
Masimo Corp.*	9,200	2,469,096
Medtronic plc	234,285	27,444,145

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Meridian Bioscience, Inc.*	7,500	$140,175
Merit Medical Systems, Inc.*	7,800	432,978
Natus Medical, Inc.*	6,700	134,268
Neogen Corp.*	13,200	1,046,760
Nevro Corp.*	5,600	969,360
Novocure Ltd.*	17,900	3,097,416
NuVasive, Inc.*	7,650	430,925
Outset Medical, Inc.*	5,600	318,304
Penumbra, Inc.*	6,300	1,102,500
Pulmonx Corp. (x)*	3,800	262,276
Quidel Corp.*	6,600	1,185,690
ResMed, Inc.	26,700	5,675,352
Shockwave Medical, Inc.*	4,600	477,112
Silk Road Medical, Inc.*	6,800	428,264
STAAR Surgical Co.*	8,000	633,760
STERIS plc	15,700	2,975,778
Stryker Corp.	62,670	15,356,657
Tandem Diabetes Care, Inc.*	10,300	985,504
Teleflex, Inc.	9,200	3,786,444
Varex Imaging Corp.*	8,924	148,852
Varian Medical Systems, Inc.*	18,410	3,221,934
West Pharmaceutical Services, Inc.	13,800	3,909,678
Zimmer Biomet Holdings, Inc.	36,800	5,670,512

		243,733,177

Health Care Providers & Services (2.5%)
1Life Healthcare, Inc.*	10,800	471,420
Acadia Healthcare Co., Inc.*	14,500	728,770
AdaptHealth Corp.*	8,100	304,236
Addus HomeCare Corp.*	1,300	152,217
Amedisys, Inc.*	5,800	1,701,314
AmerisourceBergen Corp.	26,600	2,600,416
AMN Healthcare Services, Inc.*	5,600	382,200
Anthem, Inc.	43,480	13,960,993
BioTelemetry, Inc.*	8,100	583,848
Brookdale Senior Living, Inc.*	36,435	161,407
Cardinal Health, Inc.	57,200	3,063,632
Centene Corp.*	108,000	6,483,240
Chemed Corp.	3,000	1,597,830
Cigna Corp.	61,924	12,891,338
Community Health Systems, Inc.*	19,367	143,897
CorVel Corp.*	1,100	116,600
Covetrus, Inc.*	13,120	377,069
CVS Health Corp.	232,434	15,875,242
DaVita, Inc.*	13,300	1,561,420
Encompass Health Corp.	18,500	1,529,765
Ensign Group, Inc. (The)	5,800	422,936
Guardant Health, Inc.*	13,500	1,739,880
HCA Healthcare, Inc.	48,200	7,926,972
HealthEquity, Inc.*	13,100	913,201
Henry Schein, Inc.*	25,900	1,731,674
Humana, Inc.	23,800	9,764,426
Laboratory Corp. of America Holdings*	18,935	3,854,219
LHC Group, Inc.*	6,300	1,343,916
Magellan Health, Inc.*	4,800	397,632
McKesson Corp.	30,180	5,248,906
MEDNAX, Inc.*	15,240	373,990
Molina Healthcare, Inc.*	10,400	2,211,872
National Research Corp.	400	17,100
Oak Street Health, Inc. (x)*	4,700	287,452
Option Care Health, Inc.*	23,425	366,367
Owens & Minor, Inc.	14,700	397,635
Patterson Cos., Inc.	14,700	435,561
Pennant Group, Inc. (The)*	2,800	162,568
Premier, Inc., Class A	21,200	744,120
Progyny, Inc.*	8,900	377,271
Quest Diagnostics, Inc.	24,630	2,935,157
R1 RCM, Inc.*	27,900	670,158
Select Medical Holdings Corp.*	19,500	539,370
Tenet Healthcare Corp.*	19,600	782,628
UnitedHealth Group, Inc.	164,857	57,812,053
Universal Health Services, Inc., Class B	15,780	2,169,750

		168,313,668

Health Care Technology (0.3%)
Accolade, Inc. (x)*	4,000	174,000
Allscripts Healthcare Solutions, Inc.*	33,250	480,130
American Well Corp., Class A (x)*	26,183	663,215
Cerner Corp.	55,500	4,355,640
Change Healthcare, Inc.*	41,941	782,200
Evolent Health, Inc., Class A*	9,900	158,697
HMS Holdings Corp.*	16,000	588,000
Inovalon Holdings, Inc., Class A*	17,700	321,609
Inspire Medical Systems, Inc.*	3,300	620,697
NextGen Healthcare, Inc.*	11,200	204,288
Omnicell, Inc.*	7,900	948,158
Phreesia, Inc.*	6,100	330,986
Schrodinger, Inc.*	6,300	498,834
Tabula Rasa HealthCare, Inc. (x)*	5,000	214,200
Teladoc Health, Inc.*	19,460	3,891,222
Veeva Systems, Inc., Class A*	24,800	6,751,800

		20,983,676

Life Sciences Tools & Services (1.3%)
10X Genomics, Inc., Class A*	9,900	1,401,840
Adaptive Biotechnologies Corp.*	13,507	798,669
Agilent Technologies, Inc.	58,030	6,875,975
Avantor, Inc.*	87,394	2,460,141
Berkeley Lights, Inc. (x)*	6,200	554,342
Bio-Rad Laboratories, Inc., Class A*	4,000	2,331,760
Bio-Techne Corp.	7,850	2,492,767
Bruker Corp.	18,000	974,340
Charles River Laboratories International, Inc.*	9,050	2,261,233
Codexis, Inc.*	600	13,098
Illumina, Inc.*	26,700	9,879,000
IQVIA Holdings, Inc.*	34,180	6,124,031
Medpace Holdings, Inc.*	4,500	626,400
Mettler-Toledo International, Inc.*	4,100	4,672,688
NanoString Technologies, Inc.*	7,600	508,288
NeoGenomics, Inc.*	17,900	963,736
Pacific Biosciences of California, Inc.*	30,600	793,764
PerkinElmer, Inc.	22,400	3,214,400
PPD, Inc.*	28,546	976,844
PRA Health Sciences, Inc.*	10,600	1,329,664
QIAGEN NV*	44,407	2,346,910
Repligen Corp.*	9,700	1,858,811

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Syneos Health, Inc.*	9,500	$647,235
Thermo Fisher Scientific, Inc.	68,950	32,115,531
Waters Corp.*	11,100	2,746,362

		88,967,829

Pharmaceuticals (3.4%)
Aerie Pharmaceuticals, Inc.*	14,000	189,140
Amneal Pharmaceuticals, Inc.*	35,500	162,235
Arvinas, Inc.*	4,100	348,213
Atea Pharmaceuticals, Inc. (x)*	4,400	183,832
Axsome Therapeutics, Inc.*	5,400	439,938
Bristol-Myers Squibb Co.	395,468	24,530,880
Catalent, Inc.*	27,600	2,872,332
Corcept Therapeutics, Inc.*	16,500	431,640
Elanco Animal Health, Inc.*	74,632	2,288,963
Eli Lilly and Co.	147,110	24,838,052
Endo International plc*	50,254	360,824
Horizon Therapeutics plc*	35,600	2,604,140
Innoviva, Inc.*	23,000	284,970
Intra-Cellular Therapies, Inc.*	17,200	546,960
Jazz Pharmaceuticals plc*	12,100	1,997,105
Johnson & Johnson	460,560	72,482,933
Merck & Co., Inc.	446,890	36,555,602
Nektar Therapeutics*	31,600	537,200
NGM Biopharmaceuticals, Inc.*	4,600	139,357
Omeros Corp. (x)*	12,900	184,276
Pacira BioSciences, Inc.*	7,500	448,800
Perrigo Co. plc	28,300	1,265,576
Pfizer, Inc.	978,417	36,015,530
Phibro Animal Health Corp., Class A	2,400	46,608
Prestige Consumer Healthcare, Inc.*	8,500	296,395
Reata Pharmaceuticals, Inc., Class A*	3,400	420,308
Revance Therapeutics, Inc.*	5,300	150,202
Royalty Pharma plc, Class A	15,200	760,760
TherapeuticsMD, Inc. (x)*	5,200	6,292
Theravance Biopharma, Inc. (x)*	13,700	243,449
Viatris, Inc.*	228,374	4,279,729
Zoetis, Inc.	83,600	13,835,800
Zogenix, Inc.*	14,700	293,853

		230,041,894

Total Health Care		929,005,148

Industrials (9.1%)
Aerospace & Defense (1.5%)
Aerojet Rocketdyne Holdings, Inc.*	12,500	660,625
AeroVironment, Inc.*	2,100	182,490
Axon Enterprise, Inc.*	11,900	1,458,107
Boeing Co. (The)	93,300	19,971,798
BWX Technologies, Inc.	17,800	1,072,984
Curtiss-Wright Corp.	9,200	1,070,420
General Dynamics Corp.	46,270	6,885,901
HEICO Corp.	10,141	1,342,668
HEICO Corp., Class A	14,845	1,737,756
Hexcel Corp.	21,200	1,027,988
Howmet Aerospace, Inc.*	77,716	2,218,015
Huntington Ingalls Industries, Inc.	8,600	1,466,128
Kaman Corp. (x)	100	5,713
Kratos Defense & Security Solutions, Inc.*	21,000	576,030
L3Harris Technologies, Inc.	39,278	7,424,328
Lockheed Martin Corp.	43,560	15,462,929
Mercury Systems, Inc.*	10,200	898,212
Moog, Inc., Class A	6,600	523,380
Northrop Grumman Corp.	27,650	8,425,508
Parsons Corp.*	6,900	251,229
Raytheon Technologies Corp.	252,137	18,030,317
Spirit AeroSystems Holdings, Inc., Class A	19,000	742,710
Teledyne Technologies, Inc.*	7,000	2,743,860
Textron, Inc.	40,200	1,942,866
TransDigm Group, Inc.*	9,850	6,095,672

		102,217,634

Air Freight & Logistics (0.6%)
CH Robinson Worldwide, Inc.	24,100	2,262,267
Expeditors International of Washington, Inc.	34,500	3,281,295
FedEx Corp.	43,850	11,384,337
Forward Air Corp.	200	15,368
Hub Group, Inc., Class A*	3,000	171,000
United Parcel Service, Inc., Class B	124,050	20,890,020
XPO Logistics, Inc.*	17,800	2,121,760

		40,126,047

Airlines (0.3%)
Alaska Air Group, Inc.	26,900	1,398,800
Allegiant Travel Co.	1,000	189,240
American Airlines Group, Inc. (x)	86,600	1,365,682
Delta Air Lines, Inc.	113,750	4,573,887
JetBlue Airways Corp.*	69,900	1,016,346
SkyWest, Inc.	7,700	310,387
Southwest Airlines Co.	107,400	5,005,914
Spirit Airlines, Inc. (x)*	13,100	320,295
United Airlines Holdings, Inc.*	52,840	2,285,330

		16,465,881

Building Products (0.5%)
A O Smith Corp.	30,600	1,677,492
AAON, Inc.	4,300	286,509
Advanced Drainage Systems, Inc.	9,900	827,442
Allegion plc	17,966	2,090,883
Armstrong World Industries, Inc.	10,400	773,656
Builders FirstSource, Inc.*	20,900	852,929
Carrier Global Corp.	155,148	5,852,182
Fortune Brands Home & Security, Inc.	28,950	2,481,594
JELD-WEN Holding, Inc.*	400	10,144
Johnson Controls International plc	126,837	5,909,336
Lennox International, Inc.	6,910	1,893,133
Masco Corp.	51,100	2,806,923
Owens Corning	19,270	1,459,895
Resideo Technologies, Inc.*	10,350	220,041
Simpson Manufacturing Co., Inc.	6,100	570,045
Trane Technologies plc	42,400	6,154,784
Trex Co., Inc.*	20,500	1,716,260

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
UFP Industries, Inc.	11,500	$638,825

		36,222,073

Commercial Services & Supplies (0.5%)
ABM Industries, Inc.	7,500	283,800
ADT, Inc.	35,800	281,030
Brady Corp., Class A	7,200	380,304
Brink’s Co. (The)	8,800	633,600
Casella Waste Systems, Inc., Class A*	8,100	501,795
Cintas Corp.	16,800	5,938,128
Clean Harbors, Inc.*	10,000	761,000
Copart, Inc.*	36,700	4,670,075
Covanta Holding Corp.	14,300	187,759
Deluxe Corp.	6,100	178,120
Healthcare Services Group, Inc.	10,700	300,670
HNI Corp.	7,200	248,112
IAA, Inc.*	27,700	1,799,946
KAR Auction Services, Inc.	27,700	515,497
Matthews International Corp., Class A	7,100	208,740
MSA Safety, Inc.	5,900	881,401
Republic Services, Inc.	41,535	3,999,820
Rollins, Inc.	47,250	1,846,057
Stericycle, Inc.*	21,800	1,511,394
Tetra Tech, Inc.	13,600	1,574,608
UniFirst Corp.	3,000	635,070
Waste Management, Inc.	75,450	8,897,819

		36,234,745

Construction & Engineering (0.1%)
AECOM*	32,802	1,632,884
Arcosa, Inc.	4,080	224,114
EMCOR Group, Inc.	9,500	868,870
Jacobs Engineering Group, Inc.	22,800	2,484,288
MasTec, Inc.*	11,000	749,980
Quanta Services, Inc.	24,350	1,753,687
Valmont Industries, Inc.	3,100	542,283
WillScot Mobile Mini Holdings Corp.*	28,803	667,365

		8,923,471

Electrical Equipment (0.7%)
Acuity Brands, Inc.	10,300	1,247,227
AMETEK, Inc.	42,975	5,197,396
Array Technologies, Inc.*	9,683	417,725
Eaton Corp. plc	72,997	8,769,860
Emerson Electric Co.	107,510	8,640,579
EnerSys	13,300	1,104,698
FuelCell Energy, Inc. (x)*	49,900	557,383
Generac Holdings, Inc.*	11,100	2,524,251
Hubbell, Inc.	11,700	1,834,443
nVent Electric plc	35,987	838,137
Plug Power, Inc.*	58,700	1,990,517
Regal Beloit Corp.	8,600	1,056,166
Rockwell Automation, Inc.	22,300	5,593,063
Sensata Technologies Holding plc*	27,100	1,429,254
Sunrun, Inc.*	25,800	1,790,004
Vertiv Holdings Co., Class A	36,300	677,721
Vicor Corp.*	3,100	285,882

		43,954,306

Industrial Conglomerates (1.0%)
3M Co.	98,130	17,152,143
Carlisle Cos., Inc.	9,500	1,483,710
General Electric Co.	1,552,967	16,772,044
Honeywell International, Inc.	124,900	26,566,230
Roper Technologies, Inc.	18,950	8,169,155

		70,143,282

Machinery (1.8%)
AGCO Corp.	12,400	1,278,316
Albany International Corp., Class A	600	44,052
Allison Transmission Holdings, Inc.	23,000	991,990
Altra Industrial Motion Corp.	11,600	642,988
Barnes Group, Inc.	9,800	496,762
Caterpillar, Inc.	94,510	17,202,710
Chart Industries, Inc.*	6,500	765,635
Colfax Corp.*	18,100	692,144
Crane Co.	7,900	613,514
Cummins, Inc.	27,460	6,236,166
Deere & Co.	50,340	13,543,977
Donaldson Co., Inc.	26,500	1,480,820
Dover Corp.	25,190	3,180,237
Enerpac Tool Group Corp.	2,800	63,308
Evoqua Water Technologies Corp.*	9,300	250,914
Flowserve Corp.	26,640	981,684
Fortive Corp.	58,630	4,152,177
Franklin Electric Co., Inc.	7,500	519,075
Gates Industrial Corp. plc*	19,900	253,924
Graco, Inc.	29,480	2,132,878
IDEX Corp.	15,040	2,995,968
Illinois Tool Works, Inc.	57,410	11,704,751
Ingersoll Rand, Inc.*	61,666	2,809,503
ITT, Inc.	19,525	1,503,815
John Bean Technologies Corp.	4,400	501,028
Kennametal, Inc.	14,690	532,366
Lincoln Electric Holdings, Inc.	14,260	1,657,725
Manitowoc Co., Inc. (The)*	925	12,312
Middleby Corp. (The)*	9,700	1,250,524
Mueller Industries, Inc.	8,500	298,435
Mueller Water Products, Inc., Class A	20,800	257,504
Navistar International Corp.*	8,000	351,680
Nordson Corp.	10,660	2,142,127
Oshkosh Corp.	16,900	1,454,583
Otis Worldwide Corp.	77,574	5,240,124
PACCAR, Inc.	65,030	5,610,788
Parker-Hannifin Corp.	22,710	6,186,431
Pentair plc	35,987	1,910,550
Proto Labs, Inc.*	5,000	767,000
RBC Bearings, Inc.*	3,900	698,256
Rexnord Corp.	14,900	588,401
Snap-on, Inc.	12,100	2,070,794
SPX FLOW, Inc.*	3,900	226,044
Stanley Black & Decker, Inc.	27,235	4,863,082
Terex Corp.	7,030	245,277
Timken Co. (The)	12,640	977,830
Toro Co. (The)	20,380	1,932,839
Trinity Industries, Inc.	10,440	275,512

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Watts Water Technologies, Inc., Class A	5,400	$657,180
Westinghouse Air Brake Technologies Corp.	34,787	2,546,408
Woodward, Inc.	10,430	1,267,558
Xylem, Inc.	33,550	3,415,054

		122,474,720

Marine (0.0%)
Kirby Corp.*	7,450	386,134

Professional Services (0.6%)
ASGN, Inc.*	13,500	1,127,655
CBIZ, Inc.*	12,220	325,174
CoreLogic, Inc.	17,100	1,322,172
CoStar Group, Inc.*	6,735	6,225,026
Dun & Bradstreet Holdings, Inc.*	15,700	390,930
Equifax, Inc.	23,320	4,497,029
Exponent, Inc.	10,600	954,318
FTI Consulting, Inc.*	7,200	804,384
Huron Consulting Group, Inc.*	2,400	141,480
IHS Markit Ltd.	70,800	6,359,964
Insperity, Inc.	6,400	521,088
Korn Ferry	5,600	243,600
ManpowerGroup, Inc.	15,180	1,368,932
Nielsen Holdings plc	78,000	1,627,860
Resources Connection, Inc.	16,950	213,062
Robert Half International, Inc.	27,260	1,703,205
TransUnion	37,800	3,750,516
TriNet Group, Inc.*	6,200	499,720
Upwork, Inc.*	16,300	562,676
Verisk Analytics, Inc.	28,900	5,999,351

		38,638,142

Road & Rail (1.2%)
AMERCO	1,400	635,544
CSX Corp.	134,850	12,237,637
Heartland Express, Inc.	11,700	211,770
JB Hunt Transport Services, Inc.	15,250	2,083,912
Kansas City Southern	17,150	3,500,830
Knight-Swift Transportation Holdings, Inc.	30,935	1,293,702
Landstar System, Inc.	9,750	1,312,935
Lyft, Inc., Class A*	43,400	2,132,242
Norfolk Southern Corp.	46,470	11,041,737
Old Dominion Freight Line, Inc.	19,125	3,732,818
Ryder System, Inc.	9,200	568,192
Saia, Inc.*	4,800	867,840
Schneider National, Inc., Class B	14,700	304,290
Uber Technologies, Inc.*	248,889	12,693,339
Union Pacific Corp.	118,620	24,699,056
Werner Enterprises, Inc.	10,700	419,654

		77,735,498

Trading Companies & Distributors (0.3%)
Air Lease Corp.	21,000	932,820
Applied Industrial Technologies, Inc.	4,300	335,357
Beacon Roofing Supply, Inc.*	7,600	305,444
BMC Stock Holdings, Inc.*	11,900	638,792
Fastenal Co.	109,600	5,351,768
GATX Corp.	5,000	415,900
MSC Industrial Direct Co., Inc., Class A	12,200	1,029,558
SiteOne Landscape Supply, Inc.*	6,700	1,062,821
Triton International Ltd.	7,200	349,272
United Rentals, Inc.*	14,722	3,414,179
Univar Solutions, Inc.*	22,900	435,329
Watsco, Inc.	7,310	1,656,081
WESCO International, Inc.*	8,586	674,001
WW Grainger, Inc.	7,950	3,246,303

		19,847,625

Transportation Infrastructure (0.0%)
Macquarie Infrastructure Corp.	5,600	210,280

Total Industrials		613,579,838

Information Technology (26.8%)
Communications Equipment (0.7%)
Arista Networks, Inc.*	11,700	3,399,669
Ciena Corp.*	31,400	1,659,490
Cisco Systems, Inc.	741,670	33,189,732
CommScope Holding Co., Inc.*	35,800	479,720
EchoStar Corp., Class A*	3,000	63,570
F5 Networks, Inc.*	10,600	1,864,964
InterDigital, Inc.	1,800	109,224
Juniper Networks, Inc.	68,900	1,550,939
Lumentum Holdings, Inc.*	14,146	1,341,041
Motorola Solutions, Inc.	30,021	5,105,371
NetScout Systems, Inc.*	5,400	148,068
Ubiquiti, Inc. (x)	1,500	417,765
Viavi Solutions, Inc.*	33,650	503,909

		49,833,462

Electronic Equipment, Instruments & Components (0.7%)
Amphenol Corp., Class A	51,540	6,739,886
Arrow Electronics, Inc.*	13,600	1,323,280
Avnet, Inc.	17,920	629,171
Belden, Inc.	4,200	175,980
CDW Corp.	27,900	3,676,941
Cognex Corp.	30,400	2,440,664
Coherent, Inc.*	3,700	555,074
Corning, Inc.	135,390	4,874,040
Dolby Laboratories, Inc., Class A	12,700	1,233,551
Fabrinet*	6,800	527,612
FLIR Systems, Inc.	29,900	1,310,517
II-VI, Inc.*	18,490	1,404,501
IPG Photonics Corp.*	6,400	1,432,256
Itron, Inc.*	7,110	681,849
Jabil, Inc.	31,400	1,335,442
Keysight Technologies, Inc.*	32,815	4,334,533
Littelfuse, Inc.	4,200	1,069,572
National Instruments Corp.	23,000	1,010,620
Novanta, Inc.*	4,100	484,702
Rogers Corp.*	2,300	357,167
Sanmina Corp.*	9,400	299,766
SYNNEX Corp.	8,766	713,903
Trimble, Inc.*	49,500	3,305,115
Vishay Intertechnology, Inc.	23,600	488,756
Vontier Corp.*	23,452	783,297
Zebra Technologies Corp., Class A*	10,200	3,920,166

		45,108,361

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
IT Services (5.5%)
Accenture plc, Class A	113,300	$29,595,093
Akamai Technologies, Inc.*	31,700	3,328,183
Alliance Data Systems Corp.	8,300	615,030
Amdocs Ltd.	30,310	2,149,888
Automatic Data Processing, Inc.	76,750	13,523,350
Black Knight, Inc.*	27,142	2,397,996
Booz Allen Hamilton Holding Corp.	26,700	2,327,706
Broadridge Financial Solutions, Inc.	21,210	3,249,372
CACI International, Inc., Class A*	6,000	1,495,980
Cognizant Technology Solutions Corp., Class A	98,100	8,039,295
Concentrix Corp.*	8,766	865,204
Conduent, Inc.*	19,786	94,973
DXC Technology Co.	53,196	1,369,797
EPAM Systems, Inc.*	9,800	3,511,830
Euronet Worldwide, Inc.*	10,000	1,449,200
ExlService Holdings, Inc.*	4,500	383,085
Fastly, Inc., Class A (x)*	13,300	1,162,021
Fidelity National Information Services, Inc.	111,069	15,711,821
Fiserv, Inc.*	100,402	11,431,772
FleetCor Technologies, Inc.*	15,000	4,092,450
Gartner, Inc.*	15,278	2,447,383
Genpact Ltd.	41,700	1,724,712
Global Payments, Inc.	53,176	11,455,174
Globant SA*	6,600	1,436,226
GoDaddy, Inc., Class A*	34,300	2,845,185
International Business Machines Corp.	157,931	19,880,354
Jack Henry & Associates, Inc.	14,830	2,402,312
KBR, Inc.	27,600	853,668
Leidos Holdings, Inc.	25,237	2,652,913
LiveRamp Holdings, Inc.*	12,500	914,875
ManTech International Corp., Class A	3,000	266,820
Mastercard, Inc., Class A	154,100	55,004,454
MAXIMUS, Inc.	16,800	1,229,592
MongoDB, Inc.*	8,900	3,195,456
Okta, Inc.*	19,900	5,059,774
Paychex, Inc.	57,010	5,312,192
PayPal Holdings, Inc.*	205,170	48,050,814
Perspecta, Inc.	30,548	735,596
Sabre Corp.	48,600	584,172
Science Applications International Corp.	12,021	1,137,667
Square, Inc., Class A*	64,900	14,124,836
StoneCo Ltd., Class A*	35,200	2,953,984
Switch, Inc., Class A	16,500	270,105
TTEC Holdings, Inc.	6,850	499,571
Twilio, Inc., Class A*	24,100	8,157,850
VeriSign, Inc.*	19,350	4,187,340
Visa, Inc., Class A	294,900	64,503,477
Western Union Co. (The)	90,360	1,982,498
WEX, Inc.*	10,100	2,055,653

		372,718,699

Semiconductors & Semiconductor Equipment (4.8%)
Advanced Energy Industries, Inc.*	5,400	523,638
Advanced Micro Devices, Inc.*	209,100	19,176,561
Allegro MicroSystems, Inc.*	13,196	351,805
Ambarella, Inc.*	5,700	523,374
Amkor Technology, Inc.	15,600	235,248
Analog Devices, Inc.	64,227	9,488,255
Applied Materials, Inc.	163,720	14,129,036
Broadcom, Inc.	69,080	30,246,678
Brooks Automation, Inc.	13,600	922,760
Cabot Microelectronics Corp.	5,400	817,020
Cirrus Logic, Inc.*	12,300	1,011,060
Cree, Inc.*	20,400	2,160,360
Diodes, Inc.*	400	28,200
Enphase Energy, Inc.*	17,200	3,018,084
Entegris, Inc.	24,940	2,396,734
First Solar, Inc.*	17,400	1,721,208
FormFactor, Inc.*	13,500	580,770
Inphi Corp.*	8,700	1,396,089
Intel Corp.	716,590	35,700,514
KLA Corp.	28,280	7,321,975
Lam Research Corp.	26,375	12,456,121
Lattice Semiconductor Corp.*	23,300	1,067,606
MACOM Technology Solutions Holdings, Inc.*	1,100	60,544
Marvell Technology Group Ltd.	115,793	5,504,799
Maxim Integrated Products, Inc.	51,350	4,552,177
Microchip Technology, Inc.	45,920	6,342,011
Micron Technology, Inc.*	196,650	14,784,147
MKS Instruments, Inc.	9,500	1,429,275
Monolithic Power Systems, Inc.	7,900	2,893,217
NVIDIA Corp.	103,860	54,235,692
ON Semiconductor Corp.*	71,600	2,343,468
Power Integrations, Inc.	11,000	900,460
Qorvo, Inc.*	22,517	3,743,901
QUALCOMM, Inc.	196,605	29,950,806
Semtech Corp.*	13,600	980,424
Silicon Laboratories, Inc.*	8,740	1,112,952
Skyworks Solutions, Inc.	30,100	4,601,688
SolarEdge Technologies, Inc.*	8,900	2,840,168
SunPower Corp.*	17,100	438,444
Synaptics, Inc.*	6,100	588,040
Teradyne, Inc.	30,010	3,597,899
Texas Instruments, Inc.	160,290	26,308,398
Universal Display Corp.	7,600	1,746,480
Xilinx, Inc.	44,500	6,308,765

		320,536,851

Software (9.2%)
8x8, Inc.*	18,300	630,801
ACI Worldwide, Inc.*	22,700	872,361
Adobe, Inc.*	84,020	42,020,082
Alarm.com Holdings, Inc.*	8,400	868,980
Altair Engineering, Inc., Class A (x)*	9,000	523,620
Alteryx, Inc., Class A*	8,900	1,083,931
Anaplan, Inc.*	23,700	1,702,845
ANSYS, Inc.*	15,200	5,529,760
Appfolio, Inc., Class A*	2,800	504,112
Appian Corp. (x)*	6,600	1,069,794
Aspen Technology, Inc.*	15,200	1,979,800
Atlassian Corp. plc, Class A*	22,400	5,238,688
Autodesk, Inc.*	39,850	12,167,799

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Avalara, Inc.*	14,000	$2,308,460
Bill.com Holdings, Inc.*	12,700	1,733,550
Blackbaud, Inc.	8,600	495,016
Blackline, Inc.*	9,100	1,213,758
Bottomline Technologies DE, Inc.*	5,100	268,974
Box, Inc., Class A*	24,600	444,030
Cadence Design Systems, Inc.*	51,630	7,043,881
CDK Global, Inc.	27,450	1,422,733
Cerence, Inc.*	6,400	643,072
Ceridian HCM Holding, Inc.*	20,100	2,141,856
Citrix Systems, Inc.	23,450	3,050,845
Cloudera, Inc.*	12,300	171,093
Cloudflare, Inc., Class A*	19,900	1,512,201
Coupa Software, Inc.*	12,100	4,100,811
Crowdstrike Holdings, Inc., Class A*	27,100	5,740,322
Datadog, Inc., Class A*	27,800	2,736,632
Datto Holding Corp.*	4,212	113,724
Digital Turbine, Inc.*	14,600	825,776
DocuSign, Inc.*	32,100	7,135,830
Dropbox, Inc., Class A*	41,200	914,228
Duck Creek Technologies, Inc. (x)*	9,000	389,700
Dynatrace, Inc.*	31,400	1,358,678
Elastic NV*	10,000	1,461,300
Envestnet, Inc.*	8,800	724,152
Everbridge, Inc.*	5,100	760,257
Fair Isaac Corp.*	5,800	2,964,032
FireEye, Inc.*	33,600	774,816
Five9, Inc.*	11,500	2,005,600
Fortinet, Inc.*	23,200	3,445,896
Guidewire Software, Inc.*	17,000	2,188,410
HubSpot, Inc.*	7,400	2,933,656
Intuit, Inc.	45,050	17,112,243
j2 Global, Inc.*	9,200	898,748
JFrog Ltd. (x)*	10,158	638,227
LivePerson, Inc.*	7,000	435,610
Manhattan Associates, Inc.*	12,400	1,304,232
McAfee Corp., Class A (x)	23,158	386,507
Medallia, Inc.*	10,900	362,098
Microsoft Corp.	1,307,950	290,914,239
MicroStrategy, Inc., Class A (x)*	700	271,985
Mimecast Ltd.*	9,900	562,716
nCino, Inc. (x)*	5,200	376,532
New Relic, Inc.*	9,000	588,600
NortonLifeLock, Inc.	104,390	2,169,224
Nuance Communications, Inc.*	60,290	2,658,186
Nutanix, Inc., Class A*	28,000	892,360
Oracle Corp.	329,121	21,290,837
PagerDuty, Inc.*	12,100	504,570
Palo Alto Networks, Inc.*	16,200	5,757,318
Paycom Software, Inc.*	8,700	3,934,575
Paylocity Holding Corp.*	5,700	1,173,687
Pegasystems, Inc.	7,100	946,146
Ping Identity Holding Corp.*	4,000	114,560
Pluralsight, Inc., Class A*	2,500	52,400
Proofpoint, Inc.*	9,200	1,254,972
PTC, Inc.*	20,250	2,422,103
Q2 Holdings, Inc.*	7,400	936,322
Qualys, Inc.*	6,700	816,529
Rapid7, Inc.*	7,100	640,136
RealPage, Inc.*	16,000	1,395,840
RingCentral, Inc., Class A*	14,000	5,305,580
SailPoint Technologies Holdings, Inc.*	15,900	846,516
salesforce.com, Inc.*	153,202	34,092,041
ServiceNow, Inc.*	34,000	18,714,620
Slack Technologies, Inc., Class A*	68,300	2,884,992
Smartsheet, Inc., Class A*	16,600	1,150,214
SolarWinds Corp.*	35,388	529,051
Splunk, Inc.*	29,100	4,943,799
SPS Commerce, Inc.*	6,400	694,976
SS&C Technologies Holdings, Inc.	39,200	2,851,800
SVMK, Inc.*	21,300	544,215
Synopsys, Inc.*	26,620	6,900,969
Tenable Holdings, Inc.*	9,500	496,470
Teradata Corp.*	8,760	196,837
Trade Desk, Inc. (The), Class A*	7,400	5,927,400
Tyler Technologies, Inc.*	7,300	3,186,596
Unity Software, Inc. (x)*	5,096	782,083
Varonis Systems, Inc.*	5,400	883,494
Verint Systems, Inc.*	14,800	994,264
VMware, Inc., Class A (x)*	14,200	1,991,692
Workday, Inc., Class A*	31,100	7,451,871
Workiva, Inc.*	6,900	632,178
Yext, Inc.*	7,100	111,612
Zendesk, Inc.*	21,000	3,005,520
Zoom Video Communications, Inc., Class A*	29,200	9,849,744
Zscaler, Inc.*	12,100	2,416,491

		615,412,389

Technology Hardware, Storage & Peripherals (5.9%)
Apple, Inc.	2,818,816	374,028,696
Dell Technologies, Inc., Class C*	44,879	3,289,182
Diebold Nixdorf, Inc.*	550	5,863
Hewlett Packard Enterprise Co.	258,832	3,067,159
HP, Inc.	254,132	6,249,106
NCR Corp.*	22,700	852,839
NetApp, Inc.	45,650	3,023,856
Pure Storage, Inc., Class A*	33,900	766,479
Western Digital Corp.	62,378	3,455,117
Xerox Holdings Corp.	41,657	966,026

		395,704,323

Total Information Technology		1,799,314,085

Materials (2.8%)
Chemicals (1.8%)
Air Products and Chemicals, Inc.	39,480	10,786,726
Albemarle Corp.	21,676	3,197,644
Ashland Global Holdings, Inc.	10,264	812,909
Avient Corp.	16,100	648,508
Axalta Coating Systems Ltd.*	47,000	1,341,850
Balchem Corp.	5,700	656,754
Cabot Corp.	600	26,928
Celanese Corp.	21,400	2,780,716
CF Industries Holdings, Inc.	47,210	1,827,499
Chemours Co. (The)	31,328	776,621
Corteva, Inc.	133,877	5,183,717

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Dow, Inc.	138,377	$7,679,924
DuPont de Nemours, Inc.	133,476	9,491,478
Eastman Chemical Co.	28,128	2,820,676
Ecolab, Inc.	45,288	9,798,512
Element Solutions, Inc.	24,200	429,066
FMC Corp.	25,400	2,919,222
HB Fuller Co.	6,400	332,032
Huntsman Corp.	40,900	1,028,226
Ingevity Corp.*	4,800	363,504
International Flavors & Fragrances, Inc. (x)	20,800	2,263,872
Linde plc	91,777	24,184,157
LyondellBasell Industries NV, Class A	45,000	4,124,700
Mosaic Co. (The)	70,630	1,625,196
NewMarket Corp.	1,200	477,948
Olin Corp.	25,200	618,912
PPG Industries, Inc.	41,900	6,042,818
Quaker Chemical Corp.	2,400	608,136
RPM International, Inc.	23,050	2,092,479
Scotts Miracle-Gro Co. (The)	7,700	1,533,378
Sensient Technologies Corp.	4,300	317,211
Sherwin-Williams Co. (The)	14,600	10,729,686
Valvoline, Inc.	47,788	1,105,814
W R Grace & Co.	11,100	608,502
Westlake Chemical Corp.	3,400	277,440

		119,512,761

Construction Materials (0.1%)
Eagle Materials, Inc.	10,100	1,023,635
Martin Marietta Materials, Inc.	12,430	3,529,747
Vulcan Materials Co.	25,800	3,826,398

		8,379,780

Containers & Packaging (0.5%)
Amcor plc	292,400	3,441,548
AptarGroup, Inc.	14,600	1,998,594
Avery Dennison Corp.	16,850	2,613,604
Ball Corp.	61,000	5,683,980
Berry Global Group, Inc.*	28,100	1,578,939
Crown Holdings, Inc.*	23,050	2,309,610
Graphic Packaging Holding Co.	56,100	950,334
International Paper Co.	77,450	3,850,814
Packaging Corp. of America	16,700	2,303,097
Sealed Air Corp.	36,160	1,655,766
Silgan Holdings, Inc.	9,500	352,260
Sonoco Products Co.	23,760	1,407,780
Westrock Co.	54,932	2,391,190

		30,537,516

Metals & Mining (0.4%)
Alcoa Corp.*	32,900	758,345
Carpenter Technology Corp.	9,000	262,080
Cleveland-Cliffs, Inc. (x)	72,400	1,054,144
Commercial Metals Co.	21,300	437,502
Freeport-McMoRan, Inc.	258,694	6,731,218
Hecla Mining Co.	94,100	609,768
Newmont Corp.	145,111	8,690,697
Novagold Resources, Inc.*	43,000	415,810
Nucor Corp.	52,920	2,814,815
Reliance Steel & Aluminum Co.	12,300	1,472,925
Royal Gold, Inc.	12,900	1,372,044
Southern Copper Corp.	19,344	1,259,681
Steel Dynamics, Inc.	40,200	1,482,174
United States Steel Corp.(x)	38,200	640,614

		28,001,817

Paper & Forest Products (0.0%)
Louisiana-Pacific Corp.	24,100	895,797

Total Materials		187,327,671

Real Estate (3.1%)
Equity Real Estate Investment Trusts (REITs) (3.0%)
Acadia Realty Trust (REIT)	15,100	214,269
Agree Realty Corp. (REIT)	9,600	639,168
Alexander’s, Inc. (REIT)	100	27,735
Alexandria Real Estate Equities, Inc. (REIT)	22,680	4,042,030
American Assets Trust, Inc. (REIT)	5,600	161,728
American Campus Communities, Inc. (REIT)	28,300	1,210,391
American Homes 4 Rent (REIT), Class A	47,500	1,425,000
American Tower Corp. (REIT)	78,400	17,597,664
Americold Realty Trust (REIT)	37,100	1,384,943
Apartment Income REIT Corp. (REIT)*	31,828	1,222,513
Apartment Investment and Management Co. (REIT), Class A	31,828	168,052
Apple Hospitality REIT, Inc. (REIT)	26,500	342,115
AvalonBay Communities, Inc. (REIT)	26,149	4,195,084
Boston Properties, Inc. (REIT)	28,870	2,729,081
Brandywine Realty Trust (REIT)	31,400	373,974
Brixmor Property Group, Inc. (REIT)	67,400	1,115,470
Brookfield Property REIT, Inc. (REIT), Class A (x)	14,947	223,308
Camden Property Trust (REIT)	20,180	2,016,386
CareTrust REIT, Inc. (REIT)	16,900	374,842
Columbia Property Trust, Inc. (REIT)	20,100	288,234
CoreCivic, Inc. (REIT)	26,900	176,195
CoreSite Realty Corp. (REIT)	7,800	977,184
Corporate Office Properties Trust (REIT)	14,809	386,219
Cousins Properties, Inc. (REIT)	28,351	949,758
Crown Castle International Corp. (REIT)	74,250	11,819,857
CubeSmart (REIT)	39,700	1,334,317
CyrusOne, Inc. (REIT)	20,200	1,477,630
DiamondRock Hospitality Co. (REIT)*	28,700	236,775
Digital Realty Trust, Inc. (REIT)	48,772	6,804,182
Diversified Healthcare Trust (REIT)	54,290	223,675
Douglas Emmett, Inc. (REIT)	37,000	1,079,660
Duke Realty Corp. (REIT)	70,000	2,797,900
Easterly Government Properties, Inc. (REIT)	13,800	312,570
EastGroup Properties, Inc. (REIT)	6,800	938,808

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Empire State Realty Trust, Inc. (REIT), Class A	700	$6,524
EPR Properties (REIT)	13,040	423,800
Equinix, Inc. (REIT)	15,938	11,382,601
Equity Commonwealth (REIT)	33,000	900,240
Equity LifeStyle Properties, Inc. (REIT)	34,200	2,166,912
Equity Residential (REIT)	64,887	3,846,501
Essential Properties Realty Trust, Inc. (REIT)	12,300	260,760
Essex Property Trust, Inc. (REIT)	12,677	3,009,773
Extra Space Storage, Inc. (REIT)	23,900	2,769,054
Federal Realty Investment Trust (REIT)	17,380	1,479,386
First Industrial Realty Trust, Inc. (REIT)	29,500	1,242,835
Four Corners Property Trust, Inc. (REIT)	1,600	47,632
Gaming and Leisure Properties, Inc. (REIT)	44,766	1,898,078
GEO Group, Inc. (The) (REIT) (x)	13,300	117,838
Healthcare Realty Trust, Inc. (REIT)	23,600	698,560
Healthcare Trust of America, Inc. (REIT), Class A	43,400	1,195,236
Healthpeak Properties, Inc. (REIT)	96,297	2,911,058
Highwoods Properties, Inc. (REIT)	19,530	773,974
Host Hotels & Resorts, Inc. (REIT)	149,413	2,185,912
Hudson Pacific Properties, Inc. (REIT)	34,500	828,690
Innovative Industrial Properties, Inc. (REIT) (x)	3,700	677,581
Invitation Homes, Inc. (REIT)	101,516	3,015,025
Iron Mountain, Inc. (REIT)	56,801	1,674,493
JBG SMITH Properties (REIT)	20,173	630,810
Kilroy Realty Corp. (REIT)	21,800	1,251,320
Kimco Realty Corp. (REIT)	77,822	1,168,108
Lamar Advertising Co. (REIT), Class A	16,000	1,331,520
Lexington Realty Trust (REIT)	34,200	363,204
Life Storage, Inc. (REIT)	9,300	1,110,327
Macerich Co. (The) (REIT) (x)	35,422	377,953
Medical Properties Trust, Inc. (REIT)	96,900	2,111,451
Mid-America Apartment Communities, Inc. (REIT)	21,938	2,779,325
National Health Investors, Inc. (REIT)	7,000	484,190
National Retail Properties, Inc. (REIT)	38,290	1,566,827
Omega Healthcare Investors, Inc. (REIT)	44,440	1,614,061
Outfront Media, Inc. (REIT)	1,670	32,665
Paramount Group, Inc. (REIT)	37,600	339,904
Park Hotels & Resorts, Inc. (REIT)	41,635	714,040
Pebblebrook Hotel Trust (REIT)	9,980	187,624
Physicians Realty Trust (REIT)	38,100	678,180
Piedmont Office Realty Trust, Inc. (REIT), Class A	25,100	407,373
PotlatchDeltic Corp. (REIT)	13,451	672,819
Prologis, Inc. (REIT)	130,148	12,970,550
PS Business Parks, Inc. (REIT)	3,300	438,471
Public Storage (REIT)	27,702	6,397,223
QTS Realty Trust, Inc. (REIT), Class A	8,400	519,792
Rayonier, Inc. (REIT)	27,025	793,994
Realty Income Corp. (REIT)	60,028	3,731,941
Regency Centers Corp. (REIT)	33,306	1,518,421
Retail Opportunity Investments Corp. (REIT)	6,800	91,052
Retail Properties of America, Inc. (REIT), Class A	61,600	527,296
Retail Value, Inc. (REIT)	2,783	41,383
Rexford Industrial Realty, Inc. (REIT)	18,400	903,624
RLJ Lodging Trust (REIT)	20,500	290,075
Ryman Hospitality Properties, Inc. (REIT)	10,751	728,488
Sabra Health Care REIT, Inc. (REIT)	34,657	601,992
SBA Communications Corp. (REIT)	19,300	5,445,109
Service Properties Trust (REIT)	43,400	498,666
Simon Property Group, Inc. (REIT)	58,759	5,010,968
SL Green Realty Corp. (REIT)	19,000	1,132,020
Spirit Realty Capital, Inc. (REIT)	20,933	840,879
STAG Industrial, Inc. (REIT)	27,800	870,696
STORE Capital Corp. (REIT)	35,400	1,202,892
Sun Communities, Inc. (REIT)	17,100	2,598,345
Sunstone Hotel Investors, Inc. (REIT)	25,058	283,907
Terreno Realty Corp. (REIT)	11,600	678,716
UDR, Inc. (REIT)	52,936	2,034,330
Uniti Group, Inc. (REIT)	19,002	222,893
Urban Edge Properties (REIT) (x)	20,723	268,156
Ventas, Inc. (REIT)	71,279	3,495,522
VEREIT, Inc. (REIT)	37,820	1,429,218
VICI Properties, Inc. (REIT)	86,700	2,210,850
Vornado Realty Trust (REIT)	33,847	1,263,847
Washington REIT (REIT)	12,470	269,726
Weingarten Realty Investors (REIT)	23,186	502,441
Welltower, Inc. (REIT)	79,017	5,106,079
Weyerhaeuser Co. (REIT)	144,235	4,836,200
WP Carey, Inc. (REIT)	31,800	2,244,444
Xenia Hotels & Resorts, Inc. (REIT)	9,600	145,920

		202,747,007

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	64,950	4,073,664
Cushman & Wakefield plc (x)*	17,000	252,110
Howard Hughes Corp. (The)*	4,700	370,971
Jones Lang LaSalle, Inc.*	9,500	1,409,515
Kennedy-Wilson Holdings, Inc.	25,100	449,039
Newmark Group, Inc., Class A	32,119	234,147
Redfin Corp.*	16,700	1,146,121
RMR Group, Inc. (The), Class A	1,771	68,396

		8,003,963

Total Real Estate		210,750,970

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Utilities (2.7%)
Electric Utilities (1.6%)
ALLETE, Inc.	10,500	$650,370
Alliant Energy Corp.	43,900	2,262,167
American Electric Power Co., Inc.	91,170	7,591,726
Avangrid, Inc.	8,900	404,505
Duke Energy Corp.	130,585	11,956,363
Edison International	67,160	4,218,991
Entergy Corp.	39,100	3,903,744
Evergy, Inc.	40,177	2,230,225
Eversource Energy	60,709	5,251,936
Exelon Corp.	172,956	7,302,202
FirstEnergy Corp.	99,804	3,055,000
Hawaiian Electric Industries, Inc.	20,500	725,495
IDACORP, Inc.	11,450	1,099,543
MGE Energy, Inc.	2,100	147,063
NextEra Energy, Inc.	341,900	26,377,585
NRG Energy, Inc.	40,921	1,536,584
OGE Energy Corp.	36,900	1,175,634
Pinnacle West Capital Corp.	21,300	1,702,935
PNM Resources, Inc.	15,200	737,656
Portland General Electric Co.	21,000	898,170
PPL Corp.	144,950	4,087,590
Southern Co. (The)	187,750	11,533,482
Xcel Energy, Inc.	94,680	6,312,316

		105,161,282

Gas Utilities (0.1%)
Atmos Energy Corp.	21,100	2,013,573
National Fuel Gas Co.	21,100	867,843
New Jersey Resources Corp.	19,600	696,780
ONE Gas, Inc.	9,125	700,526
Southwest Gas Holdings, Inc.	9,900	601,425
Spire, Inc.	11,200	717,248
UGI Corp.	39,575	1,383,542

		6,980,937

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp. (The)	126,595	2,974,982
Brookfield Renewable Corp.	18,450	1,075,082
Clearway Energy, Inc., Class C	2,300	73,439
Ormat Technologies, Inc.	7,100	640,988
Vistra Corp.	84,500	1,661,270

		6,425,761

Multi-Utilities (0.8%)
Ameren Corp.	47,700	3,723,462
Avista Corp.	2,000	80,280
Black Hills Corp.	15,600	958,620
CenterPoint Energy, Inc.	99,950	2,162,918
CMS Energy Corp.	54,000	3,294,540
Consolidated Edison, Inc.	61,700	4,459,059
Dominion Energy, Inc.	149,054	11,208,861
DTE Energy Co.	34,400	4,176,504
MDU Resources Group, Inc.	48,250	1,270,905
NiSource, Inc.	79,300	1,819,142
NorthWestern Corp.	6,000	349,860
Public Service Enterprise Group, Inc.	93,900	5,474,370
Sempra Energy	54,290	6,917,089
WEC Energy Group, Inc.	58,198	5,355,962

		51,251,572

Water Utilities (0.1%)
American States Water Co.	5,300	421,403
American Water Works Co., Inc.	34,800	5,340,756
California Water Service Group	900	48,627
Essential Utilities, Inc.	42,062	1,989,112

		7,799,898

Total Utilities		177,619,450

Total Common Stocks (99.0%) (Cost $2,103,269,072)		6,638,221,932

MASTER LIMITED PARTNERSHIP:
Financials (0.0%)
Capital Markets (0.0%)
Apollo Global Management, Inc. (Cost $1,437,992)	31,100	1,523,278

	Number of Rights	Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Media (0.0%)
Media General, Inc., CVR (r)*	25,400	—

Total Communication Services		—

Health Care (0.0%)
Biotechnology (0.0%)
Achillion Pharmaceuticals, Inc., CVR (r)*	23,600	8,142
Alder Biopharmaceuticals, Inc., CVR (r)(x)*	16,600	10,956

Total Health Care		19,098

Total Rights (0.0%) (Cost $14,048)		19,098

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.0%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	2,000,000	2,000,000

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.3%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $1,100,015, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $1,122,002. (xx)	$1,100,000	1,100,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $3,800,084, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $3,876,014. (xx)	$3,800,000	$3,800,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $800,029, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $888,923. (xx)	800,000	800,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $4,741,564, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $4,836,369. (xx)	4,741,538	4,741,538
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $4,000,093, collateralized by various Common Stocks; total market value $4,444,496. (xx)	4,000,000	4,000,000
NBC Global Finance Ltd., 0.28%, dated 12/31/20, due 1/7/21, repurchase price $4,000,218, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 2.125%-5.000%, maturing 2/28/23-5/15/37; total market value $4,436,889. (xx)	4,000,000	4,000,000
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $1,800,040, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125%-3.625%, maturing 9/30/21-8/15/49; total market value $1,996,914. (xx)	1,800,000	1,800,000

Total Repurchase Agreements		20,241,538

Total Short-Term Investments (0.3%) (Cost $22,241,538)		22,241,538

Total Investments in Securities (99.3%) (Cost $2,126,962,650)		6,662,005,846
Other Assets Less Liabilities (0.7%)		48,437,858

Net Assets (100%)		$6,710,443,704

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $12,613,320.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $32,297,680. This was collateralized by $11,542,068 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/14/21 - 8/15/50 and by cash of $22,241,538 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVR	— Contingent Value Right
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	83	3/2021	USD	8,195,420	153,992
S&P 500 E-Mini Index	314	3/2021	USD	58,856,161	1,145,188

					1,299,180

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)(a)		Total
Assets:
Common Stocks
Communication Services	$653,585,155	$1,067,005	$—		$654,652,160
Consumer Discretionary	823,439,946	765,136	—		824,205,082
Consumer Staples	389,371,758	—	—		389,371,758
Energy	142,081,895	—	—		142,081,895
Financials	710,313,875	—	—		710,313,875
Health Care	928,891,528	—	113,620		929,005,148
Industrials	613,579,838	—	—		613,579,838
Information Technology	1,799,314,085	—	—		1,799,314,085
Materials	187,327,671	—	—		187,327,671
Real Estate	210,750,970	—	—		210,750,970
Utilities	177,619,450	—	—		177,619,450
Futures	1,299,180	—	—		1,299,180
Master Limited Partnership
Financials	1,523,278	—	—		1,523,278
Rights
Communication Services	—	—	—	(b)	—	(b)
Health Care	—	—	19,098		19,098
Short-Term Investments
Investment Company	2,000,000	—	—		2,000,000
Repurchase Agreements	—	20,241,538	—		20,241,538

Total Assets	$6,641,098,629	$22,073,679	$132,718		$6,663,305,026

Total Liabilities	$—	$—	$—		$—

Total	$6,641,098,629	$22,073,679	$132,718		$6,663,305,026

(a)	A security with a market value of $113,620 transferred from Level 1 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$1,299,180	*

Total		$1,299,180

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$8,506,154	$8,506,154

Total	$8,506,154	$8,506,154

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$278,990	$278,990

Total	$278,990	$278,990

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $51,916,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$206,364,490
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$635,330,885

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,794,847,327
Aggregate gross unrealized depreciation	(282,367,256)

Net unrealized appreciation	$4,512,480,071

Federal income tax cost of investments in securities and derivative instruments, if applicable	$2,150,824,955

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $2,106,721,112)	$6,641,764,308
Repurchase Agreements (Cost $20,241,538)	20,241,538
Cash	70,639,527
Dividends, interest and other receivables	5,006,528
Due from broker for futures variation margin	379,165
Receivable for Portfolio shares sold	256,744
Securities lending income receivable	53,524
Other assets	23,763

Total assets	6,738,365,097

LIABILITIES
Payable for return of collateral on securities loaned	22,241,538
Payable for Portfolio shares redeemed	1,988,178
Investment management fees payable	1,672,315
Distribution fees payable – Class IA	1,026,682
Administrative fees payable	528,734
Distribution fees payable – Class IB	373,098
Trustees’ fees payable	30,460
Accrued expenses	60,388

Total liabilities	27,921,393

NET ASSETS	$6,710,443,704

Net assets were comprised of:
Paid in capital	$2,111,072,252
Total distributable earnings (loss)	4,599,371,452

Net assets	$6,710,443,704

Class IA
Net asset value, offering and redemption price per share, $4,920,389,239 / 118,984,200 shares outstanding (unlimited amount authorized: $0.01 par value)	$41.35

Class IB
Net asset value, offering and redemption price per share, $1,790,054,465 / 43,582,209 shares outstanding (unlimited amount authorized: $0.01 par value)	$41.07

(x)	Includes value of securities on loan of $32,297,680.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $46,532 foreign withholding tax)	$104,017,899
Interest	211,656
Securities lending (net)	467,497

Total income	104,697,052

EXPENSES
Investment management fees	18,493,945
Distribution fees – Class IA	10,729,558
Administrative fees	5,565,686
Distribution fees – Class IB	3,876,536
Printing and mailing expenses	407,869
Professional fees	221,430
Trustees’ fees	206,108
Custodian fees	130,000
Miscellaneous	859,972

Gross expenses	40,491,104
Less: Waiver from investment manager	(79,217)

Net expenses	40,411,887

NET INVESTMENT INCOME (LOSS)	64,285,165

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	321,583,534
Futures contracts	8,506,154

Net realized gain (loss)	330,089,688

Change in unrealized appreciation (depreciation) on:
Investments in securities	714,113,202
Futures contracts	278,990

Net change in unrealized appreciation (depreciation)	714,392,192

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,044,481,880

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,108,767,045

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$64,285,165	$77,360,679
Net realized gain (loss)	330,089,688	276,176,829
Net change in unrealized appreciation (depreciation)	714,392,192	1,136,216,701

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,108,767,045	1,489,754,209

Distributions to shareholders:
Class IA	(278,687,216)	(251,553,358)
Class IB	(101,835,496)	(90,633,701)

Total distributions to shareholders	(380,522,712)	(342,187,059)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,421,330 and 1,437,241 shares, respectively ]	51,175,380	50,013,061
Capital shares issued in reinvestment of dividends and distributions [ 7,008,959 and 7,000,980 shares, respectively ]	278,687,216	251,553,358
Capital shares repurchased [ (11,670,532) and (12,706,484) shares, respectively ]	(425,307,758)	(443,088,964)

Total Class IA transactions	(95,445,162)	(141,522,545)

Class IB
Capital shares sold [ 2,015,637 and 1,666,606 shares, respectively ]	70,810,487	57,343,218
Capital shares issued in reinvestment of dividends and distributions [ 2,578,401 and 2,538,482 shares, respectively ]	101,835,496	90,633,701
Capital shares repurchased [ (5,160,349) and (5,123,107) shares, respectively ]	(185,893,881)	(176,750,602)

Total Class IB transactions	(13,247,898)	(28,773,683)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(108,693,060)	(170,296,228)

TOTAL INCREASE (DECREASE) IN NET ASSETS	619,551,273	977,270,922
NET ASSETS:
Beginning of year	6,090,892,431	5,113,621,509

End of year	$6,710,443,704	$6,090,892,431

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/COMMON STOCK INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017	2016
Net asset value, beginning of year	$36.67	$29.85	$33.88	$28.47	$25.88

Income (loss) from investment operations:
Net investment income (loss) (e)	0.40	0.47	0.43	0.40	0.36
Net realized and unrealized gain (loss)	6.73	8.49	(2.28)	5.43	2.66

Total from investment operations	7.13	8.96	(1.85)	5.83	3.02

Less distributions:
Dividends from net investment income	(0.42)	(0.51)	(0.47)	(0.42)	(0.43)
Distributions from net realized gains	(2.03)	(1.63)	(1.71)	—	—

Total dividends and distributions	(2.45)	(2.14)	(2.18)	(0.42)	(0.43)

Net asset value, end of year	$41.35	$36.67	$29.85	$33.88	$28.47

Total return	19.77%	30.24%	(5.82)%	20.49%	11.66%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,920,389	$4,482,210	$3,776,306	$4,418,531	$4,016,297
Ratio of expenses to average net assets:
After waivers (f)	0.69%	0.69%	0.70%	0.70%	0.71%
Before waivers (f)	0.69%	0.69%	0.70%	0.70%	0.71%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.10%	1.35%	1.25%	1.28%	1.35%
Before waivers (f)	1.10%	1.35%	1.25%	1.28%	1.35%
Portfolio turnover rate^	4%	3%	3%	3%	3%

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$36.44	$29.67	$33.69	$28.31	$25.73

Income (loss) from investment operations:
Net investment income (loss) (e)	0.40	0.47	0.43	0.40	0.36
Net realized and unrealized gain (loss)	6.68	8.44	(2.27)	5.40	2.65

Total from investment operations	7.08	8.91	(1.84)	5.80	3.01

Less distributions:
Dividends from net investment income	(0.42)	(0.51)	(0.47)	(0.42)	(0.43)
Distributions from net realized gains	(2.03)	(1.63)	(1.71)	—	—

Total dividends and distributions	(2.45)	(2.14)	(2.18)	(0.42)	(0.43)

Net asset value, end of year	$41.07	$36.44	$29.67	$33.69	$28.31

Total return	19.76%	30.26%	(5.82)%	20.50%	11.69%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,790,054	$1,608,682	$1,337,315	$1,549,446	$1,391,888
Ratio of expenses to average net assets:
After waivers (f)	0.69%	0.69%	0.70%	0.70%	0.71%
Before waivers (f)	0.69%	0.69%	0.70%	0.70%	0.71%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.10%	1.35%	1.25%	1.28%	1.35%
Before waivers (f)	1.10%	1.35%	1.25%	1.28%	1.35%
Portfolio turnover rate^	4%	3%	3%	3%	3%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	SSGA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	6.10%	3.05%	2.46%
Portfolio – Class IB Shares	6.09	3.06	2.44
Portfolio – Class K Shares*	6.36	3.33	2.43
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	6.43	3.64	3.11

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 6.09% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 6.43% over the same period.

Portfolio Characteristics As of December 31, 2020
Weighted Average Life (Years)	4.44
Weighted Average Coupon (%)	2.37
Weighted Average Effective Duration (Years)*	4.18
Weighted Average Rating**	AA3

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Asset Class Overview

Just one year ago, economists were predicting a continuation of the slow expansion that we had been seeing in years past. Instead, 2020 brought a global pandemic that roiled markets and devastated global economies. In addition, in the U.S. specifically, investors had to digest the anticipation and subsequent realization of a contested presidential election as well as the repercussions of a divided congress.

In response to market turmoil brought about by the pandemic, the Federal Reserve (Fed), who in the beginning of the year was comfortable holding rates steady at 1.50%-1.75% through 2021, first cut rates off-cycle by 50 basis points (bps), before following up with a 100 bps cut to a zero lower bound in March. Due to the all but non-existent liquidity, the Fed announced 12 different programs to enhance market liquidity, including unlimited quantitative easing. In addition, Congress passed a historic $2 trillion stimulus package with provisions aimed at helping American workers, small businesses and industries grappling with the economic disruption. The massive amounts of aid provided by both the Fed and Congress resulted in notable stabilization in the second quarter and throughout the rest of 2020.

Risk assets rallied throughout the year, bouncing back from their March lows swiftly and extending gains through December. Ten year treasury yields dropped to a historic low, but by the end of the year had climbed back up to 91 bps. Corporate debt markets widened to levels we had not seen since the financial crisis in the first quarter and spent the year slowly grinding back to just above January tights. Corporate new issuance reached record levels this year as borrowers took advantage of the low rates environment. By May, $1 trillion worth of debt sales had been brought to the market – far quicker than the previous record of $1 trillion by August (2017). Overall

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

U.S. Corporate issuance (both investment grade and high yield) for the year came to $2.29 trillion, a 58% increase year over year from 2019.

Portfolio Highlights

Main contributors to Portfolio performance included the decrease in treasury yields, the widening and subsequent tightening of bond spreads, as well as the Federal Reserve’s cut of interest rates to a zero lower bound in response to March’s liquidity crisis. In addition, record amounts of new issuance and the premium that historically often accompanies the new issue contributed positively to funds holding corporate bonds.

Sector Weightings as of December 31, 2020	% of Net Assets
U.S. Treasury Obligations	48.6%
Financials	13.2
Exchange-Traded Funds	7.1
U.S. Government Agency Securities	4.4
Health Care	3.3
Information Technology	3.0
Supranational	2.8
Energy	2.5
Foreign Government Securities	2.4
Consumer Staples	2.2
Industrials	2.2
Communication Services	1.9
Utilities	1.9
Consumer Discretionary	1.5
Real Estate	1.4
Materials	0.7
Repurchase Agreements	0.6
Municipal Bonds	0.2
Asset-Backed Securities	0.1
Cash and Other	0.0 #

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EQ/CORE BOND INDEX PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,007.00	$3.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.81	3.36
Class IB
Actual	1,000.00	1,007.00	3.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.81	3.36
Class K
Actual	1,000.00	1,008.60	2.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.07	2.09

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.66%, 0.66% and 0.41%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (0.1%)
American Airlines Pass-Through Trust,
Series 2017-2 AA 3.350%, 10/15/29	$302,643	$294,166
Delta Air Lines Pass-Through Trust, Series 2019-1 AA 3.204%, 4/25/24	150,000	153,423
Series 2020-1 AA 2.000%, 6/10/28	485,052	484,043
United Airlines Pass-Through Trust, Series 2020-1 A 5.875%, 10/15/27	4,795,000	5,166,613

Total Asset-Backed Securities		6,098,245

Corporate Bonds (33.8%)
Communication Services (1.9%)
Diversified Telecommunication Services (0.7%)
AT&T, Inc.
4.050%, 12/15/23 (e)	1,250,000	1,375,766
4.450%, 4/1/24	1,500,000	1,683,310
3.400%, 5/15/25	4,000,000	4,459,231
4.125%, 2/17/26	2,750,000	3,190,898
3.800%, 2/15/27	1,000,000	1,148,424
4.250%, 3/1/27	2,500,000	2,920,675
2.300%, 6/1/27	500,000	532,745
1.650%, 2/1/28	185,000	189,566
4.100%, 2/15/28	453,000	532,028
4.350%, 3/1/29	1,665,000	1,985,409
4.300%, 2/15/30	8,159,000	9,713,737
British Telecommunications plc
4.500%, 12/4/23	500,000	554,334
5.125%, 12/4/28	500,000	615,884
Deutsche Telekom International Finance BV
8.750%, 6/15/30 (e)	2,500,000	3,949,010
Telefonica Emisiones SA
4.570%, 4/27/23	500,000	546,513
4.103%, 3/8/27	440,000	508,438
TELUS Corp.
2.800%, 2/16/27	400,000	436,318
Verizon Communications, Inc.
3.376%, 2/15/25	1,000,000	1,109,646
0.850%, 11/20/25	1,300,000	1,303,001
2.625%, 8/15/26	2,265,000	2,471,798
4.125%, 3/16/27	2,250,000	2,656,085
3.000%, 3/22/27	375,000	415,130
4.329%, 9/21/28	9,238,000	11,098,275
3.875%, 2/8/29	140,000	164,123
3.150%, 3/22/30	375,000	420,433
1.500%, 9/18/30	600,000	588,869
1.680%, 10/30/30§	1,957,000	1,941,475

		56,511,121

Entertainment (0.2%)
Activision Blizzard, Inc.
3.400%, 9/15/26	600,000	681,155
3.400%, 6/15/27	310,000	351,346
1.350%, 9/15/30	180,000	176,319
Electronic Arts, Inc.
4.800%, 3/1/26	600,000	717,406
Tencent Music Entertainment Group
1.375%, 9/3/25	200,000	200,247
2.000%, 9/3/30	215,000	213,366
TWDC Enterprises 18 Corp.
2.550%, 2/15/22	1,000,000	1,024,393
2.450%, 3/4/22	535,000	548,045
2.350%, 12/1/22	650,000	674,602
3.150%, 9/17/25	500,000	553,990
1.850%, 7/30/26	465,000	487,520
2.950%, 6/15/27 (x)	1,000,000	1,112,209
Walt Disney Co. (The)
1.650%, 9/1/22	260,000	265,550
3.000%, 9/15/22	1,000,000	1,044,620
1.750%, 8/30/24	750,000	779,929
3.700%, 10/15/25	1,040,000	1,171,267
1.750%, 1/13/26	1,070,000	1,117,356
3.375%, 11/15/26	300,000	340,332
2.200%, 1/13/28	700,000	749,172
2.000%, 9/1/29	500,000	519,915

		12,728,739

Interactive Media & Services (0.1%)
Alphabet, Inc.
3.375%, 2/25/24	500,000	546,973
0.450%, 8/15/25	435,000	432,522
1.998%, 8/15/26	2,000,000	2,140,294
0.800%, 8/15/27	1,000,000	995,398
1.100%, 8/15/30	650,000	639,235
Baidu, Inc.
3.500%, 11/28/22	500,000	523,906
3.875%, 9/29/23	1,250,000	1,344,531
4.375%, 5/14/24	1,250,000	1,372,122
4.125%, 6/30/25	695,000	775,794
1.720%, 4/9/26	200,000	202,512
4.375%, 3/29/28	290,000	333,772
4.875%, 11/14/28	315,000	378,663
2.375%, 10/9/30	200,000	204,438
Weibo Corp.
3.375%, 7/8/30	500,000	509,219

		10,399,379

Media (0.6%)
Charter Communications Operating LLC
4.464%, 7/23/22	1,850,000	1,948,883
4.908%, 7/23/25	3,850,000	4,463,728
Series USD
4.500%, 2/1/24	1,000,000	1,108,982
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22	62,000	72,577
Comcast Corp.
3.000%, 2/1/24	750,000	807,655
3.600%, 3/1/24	2,000,000	2,194,906
3.700%, 4/15/24	1,110,000	1,225,106
3.950%, 10/15/25	1,750,000	2,010,379
3.150%, 3/1/26	2,000,000	2,229,784
4.150%, 10/15/28	4,025,000	4,838,786
3.400%, 4/1/30	6,000,000	6,929,575
Discovery Communications LLC
2.950%, 3/20/23	460,000	484,470
3.900%, 11/15/24	800,000	885,590
3.950%, 6/15/25	500,000	562,343
4.900%, 3/11/26	500,000	588,038

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
4.125%, 5/15/29	$455,000	$532,528
3.625%, 5/15/30	1,310,000	1,489,054
Fox Corp.
3.666%, 1/25/22	185,000	191,363
4.030%, 1/25/24	575,000	633,058
4.709%, 1/25/29	730,000	888,399
3.500%, 4/8/30	2,000,000	2,277,401
Interpublic Group of Cos., Inc. (The)
4.650%, 10/1/28	250,000	301,978
Omnicom Group, Inc.
3.625%, 5/1/22	1,281,000	1,336,099
3.650%, 11/1/24	750,000	830,916
ViacomCBS, Inc.
4.750%, 5/15/25	5,000,000	5,796,374
3.375%, 2/15/28	570,000	640,704
WPP Finance 2010
3.750%, 9/19/24	1,000,000	1,104,487

		46,373,163

Wireless Telecommunication Services (0.3%)
America Movil SAB de CV
3.125%, 7/16/22	1,200,000	1,247,625
3.625%, 4/22/29	500,000	568,324
2.875%, 5/7/30	1,450,000	1,575,606
Rogers Communications, Inc.
3.000%, 3/15/23	750,000	792,228
3.625%, 12/15/25	500,000	568,643
2.900%, 11/15/26	500,000	554,941
T-Mobile USA, Inc.
3.500%, 4/15/25§	2,500,000	2,754,950
1.500%, 2/15/26§	1,000,000	1,023,870
3.750%, 4/15/27§	2,500,000	2,837,000
2.050%, 2/15/28§	700,000	728,112
3.875%, 4/15/30§	5,000,000	5,762,500
Vodafone Group plc
3.750%, 1/16/24	700,000	764,538
4.125%, 5/30/25	500,000	571,418
4.375%, 5/30/28	2,875,000	3,437,924

		23,187,679

Total Communication Services		149,200,081

Consumer Discretionary (1.5%)
Auto Components (0.1%)
Aptiv Corp.
4.150%, 3/15/24	865,000	950,020
Aptiv plc
4.350%, 3/15/29	105,000	120,809
BorgWarner, Inc.
3.375%, 3/15/25 (x)	800,000	881,457
2.650%, 7/1/27	300,000	323,091
Lear Corp.
4.250%, 5/15/29	125,000	141,380
Magna International, Inc.
3.625%, 6/15/24	1,200,000	1,311,190
4.150%, 10/1/25	250,000	286,708
2.450%, 6/15/30	300,000	321,772

		4,336,427

Automobiles (0.0%)
General Motors Co.
5.400%, 10/2/23	135,000	151,195
6.125%, 10/1/25	750,000	900,829
6.800%, 10/1/27	405,000	519,114
5.000%, 10/1/28	750,000	888,210
Harley-Davidson, Inc.
3.500%, 7/28/25	400,000	434,414
Toyota Motor Corp.
2.157%, 7/2/22	185,000	189,960
2.358%, 7/2/24	250,000	265,018
3.669%, 7/20/28	355,000	418,702
2.760%, 7/2/29	250,000	279,507

		4,046,949

Distributors (0.0%)
Genuine Parts Co.
1.875%, 11/1/30	285,000	282,887

Diversified Consumer Services (0.0%)
Leland Stanford Junior University (The)
1.289%, 6/1/27	35,000	35,991
Yale University
Series 2020
0.873%, 4/15/25	500,000	507,474
1.482%, 4/15/30	500,000	506,949

		1,050,414

Hotels, Restaurants & Leisure (0.3%)
Hyatt Hotels Corp.
4.850%, 3/15/26	250,000	274,573
4.375%, 9/15/28	950,000	1,038,675
Las Vegas Sands Corp.
3.200%, 8/8/24	435,000	458,770
2.900%, 6/25/25	935,000	974,909
3.500%, 8/18/26	415,000	443,190
3.900%, 8/8/29	415,000	446,570
Marriott International, Inc.
3.600%, 4/15/24	350,000	373,885
4.625%, 6/15/30	2,225,000	2,609,021
Series AA
4.650%, 12/1/28	500,000	567,837
Series R
3.125%, 6/15/26	500,000	531,636
Series X
4.000%, 4/15/28	500,000	552,534
Series Z
4.150%, 12/1/23	500,000	538,927
McDonald’s Corp.
2.625%, 1/15/22	750,000	767,747
3.350%, 4/1/23	735,000	782,732
3.250%, 6/10/24	1,000,000	1,088,403
3.375%, 5/26/25	750,000	831,683
1.450%, 9/1/25	200,000	206,391
3.700%, 1/30/26	1,500,000	1,715,389
3.500%, 3/1/27	775,000	892,480
3.800%, 4/1/28	1,100,000	1,283,967
2.625%, 9/1/29	290,000	317,311
2.125%, 3/1/30	220,000	230,703
Sands China Ltd.
4.600%, 8/8/23	555,000	592,620
5.125%, 8/8/25	500,000	558,727

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
3.800%, 1/8/26§	$475,000	$503,500
5.400%, 8/8/28	620,000	718,372
4.375%, 6/18/30§	585,000	643,500
Starbucks Corp.
1.300%, 5/7/22	85,000	86,078
2.700%, 6/15/22	400,000	411,870
3.100%, 3/1/23	750,000	791,857
3.850%, 10/1/23	850,000	921,887
3.800%, 8/15/25	700,000	794,398
2.450%, 6/15/26	500,000	541,989
2.000%, 3/12/27	350,000	371,110
3.500%, 3/1/28	750,000	871,423
4.000%, 11/15/28	800,000	954,604
2.250%, 3/12/30	350,000	369,525

		26,058,793

Household Durables (0.2%)
DR Horton, Inc.
2.500%, 10/15/24	1,250,000	1,327,564
2.600%, 10/15/25	350,000	375,246
1.400%, 10/15/27	750,000	747,793
Leggett & Platt, Inc.
3.400%, 8/15/22	250,000	258,817
3.800%, 11/15/24	300,000	323,863
3.500%, 11/15/27	500,000	540,809
4.400%, 3/15/29	350,000	401,222
Lennar Corp.
4.750%, 11/29/27	3,000,000	3,542,985
Mohawk Industries, Inc.
3.850%, 2/1/23	1,200,000	1,268,607
3.625%, 5/15/30	350,000	387,675
NVR, Inc.
3.950%, 9/15/22	150,000	157,706
3.000%, 5/15/30	1,320,000	1,427,999
PulteGroup, Inc.
5.000%, 1/15/27	1,000,000	1,180,999
Whirlpool Corp.
3.700%, 5/1/25	500,000	555,789
4.750%, 2/26/29	150,000	183,440

		12,680,514

Internet & Direct Marketing Retail (0.4%)
Alibaba Group Holding Ltd.
2.800%, 6/6/23	535,000	561,926
3.600%, 11/28/24	2,500,000	2,748,375
3.400%, 12/6/27	1,780,000	1,990,165
Amazon.com, Inc.
2.500%, 11/29/22	1,200,000	1,243,810
2.400%, 2/22/23	680,000	710,196
0.400%, 6/3/23	400,000	401,248
2.800%, 8/22/24	375,000	406,699
3.800%, 12/5/24	1,000,000	1,129,572
0.800%, 6/3/25	500,000	507,011
5.200%, 12/3/25	500,000	610,992
1.200%, 6/3/27	340,000	344,351
3.150%, 8/22/27	4,000,000	4,543,606
1.500%, 6/3/30	625,000	634,234
Booking Holdings, Inc.
2.750%, 3/15/23	650,000	681,937
3.650%, 3/15/25	600,000	664,483
3.600%, 6/1/26	500,000	567,530
4.500%, 4/13/27	1,000,000	1,189,462
4.625%, 4/13/30	1,500,000	1,855,904
eBay, Inc.
3.800%, 3/9/22	1,250,000	1,295,839
2.600%, 7/15/22	1,100,000	1,130,290
2.750%, 1/30/23	500,000	523,507
1.900%, 3/11/25	525,000	546,869
3.600%, 6/5/27	750,000	851,662
2.700%, 3/11/30	700,000	750,360
Expedia Group, Inc.
3.600%, 12/15/23§	685,000	725,535
4.625%, 8/1/27§	840,000	932,777
3.250%, 2/15/30	1,500,000	1,558,845
JD.com, Inc.
3.875%, 4/29/26	500,000	555,625
3.375%, 1/14/30	320,000	347,224

		30,010,034

Leisure Products (0.0%)
Hasbro, Inc.
2.600%, 11/19/22	85,000	88,032
3.000%, 11/19/24	350,000	378,126
3.550%, 11/19/26	250,000	275,764
3.500%, 9/15/27	290,000	316,657
3.900%, 11/19/29	500,000	565,692

		1,624,271

Multiline Retail (0.1%)
Dollar General Corp.
3.250%, 4/15/23	1,150,000	1,217,085
4.150%, 11/1/25	125,000	143,689
3.875%, 4/15/27	500,000	579,499
Dollar Tree, Inc.
3.700%, 5/15/23	875,000	937,094
4.000%, 5/15/25	2,000,000	2,252,685
Kohl’s Corp.
4.250%, 7/17/25	750,000	810,867
Target Corp.
2.500%, 4/15/26	2,000,000	2,191,281
3.375%, 4/15/29	750,000	876,055

		9,008,255

Specialty Retail (0.3%)
Advance Auto Parts, Inc.
1.750%, 10/1/27	75,000	76,143
AutoNation, Inc.
3.500%, 11/15/24	400,000	433,293
4.500%, 10/1/25	215,000	240,737
3.800%, 11/15/27	500,000	549,032
AutoZone, Inc.
3.700%, 4/15/22	350,000	362,250
3.125%, 4/18/24	500,000	538,695
3.250%, 4/15/25	333,000	366,454
3.125%, 4/21/26	125,000	138,689
3.750%, 4/18/29	500,000	574,365
Best Buy Co., Inc.
4.450%, 10/1/28	1,000,000	1,206,350
1.950%, 10/1/30	375,000	375,055
Home Depot, Inc. (The)
3.250%, 3/1/22	155,000	160,309
2.625%, 6/1/22	1,750,000	1,804,418
2.700%, 4/1/23	800,000	842,404

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
3.750%, 2/15/24	$1,000,000	$1,101,499
3.350%, 9/15/25	490,000	552,910
3.000%, 4/1/26	750,000	838,260
2.125%, 9/15/26	625,000	672,605
2.800%, 9/14/27	750,000	832,895
3.900%, 12/6/28	290,000	347,527
2.950%, 6/15/29	455,000	514,145
Lowe’s Cos., Inc.
3.120%, 4/15/22	750,000	771,292
3.875%, 9/15/23	1,000,000	1,088,976
3.125%, 9/15/24	500,000	545,162
3.375%, 9/15/25	510,000	571,033
2.500%, 4/15/26	750,000	809,964
3.100%, 5/3/27	750,000	835,019
1.300%, 4/15/28	655,000	657,747
3.650%, 4/5/29	680,000	791,646
1.700%, 10/15/30	655,000	660,962
O’Reilly Automotive, Inc.
3.800%, 9/1/22	300,000	314,109
3.850%, 6/15/23	250,000	267,758
3.550%, 3/15/26	500,000	563,361
4.350%, 6/1/28	800,000	951,274
Ross Stores, Inc.
0.875%, 4/15/26	1,400,000	1,390,857
TJX Cos., Inc. (The)
2.500%, 5/15/23	450,000	472,101
2.250%, 9/15/26	500,000	536,149
1.150%, 5/15/28	300,000	298,618
Tractor Supply Co.
1.750%, 11/1/30	280,000	281,029

		24,335,092

Textiles, Apparel & Luxury Goods (0.1%)
NIKE, Inc.
2.250%, 5/1/23	450,000	467,946
2.375%, 11/1/26	1,000,000	1,089,937
2.850%, 3/27/30	1,000,000	1,129,294
PVH Corp.
4.625%, 7/10/25	145,000	161,244
Ralph Lauren Corp.
1.700%, 6/15/22	60,000	61,096
3.750%, 9/15/25	350,000	393,458
2.950%, 6/15/30	130,000	140,347
Tapestry, Inc.
3.000%, 7/15/22	500,000	511,908
4.250%, 4/1/25	500,000	538,694
VF Corp.
2.400%, 4/23/25	1,000,000	1,066,392
2.950%, 4/23/30	2,000,000	2,202,328

		7,762,644

Total Consumer Discretionary		121,196,280

Consumer Staples (2.2%)
Beverages (0.7%)
Anheuser-Busch InBev Worldwide, Inc.
4.150%, 1/23/25	8,935,000	10,201,563
4.000%, 4/13/28	1,345,000	1,584,028
4.750%, 1/23/29	3,470,000	4,269,472
Beam Suntory, Inc.
3.250%, 5/15/22	250,000	257,495
Brown-Forman Corp.
3.500%, 4/15/25	210,000	233,298
Coca-Cola Co.(The)
2.500%, 4/1/23	1,000,000	1,049,925
3.200%, 11/1/23	650,000	703,923
1.750%, 9/6/24	750,000	783,351
2.875%, 10/27/25	850,000	938,806
2.550%, 6/1/26	500,000	548,652
2.250%, 9/1/26	1,000,000	1,083,643
2.900%, 5/25/27	500,000	562,260
1.450%, 6/1/27	300,000	310,372
1.000%, 3/15/28	440,000	440,743
2.125%, 9/6/29	750,000	799,274
1.650%, 6/1/30	2,010,000	2,054,935
Coca-Cola Consolidated, Inc.
3.800%, 11/25/25	250,000	275,884
Coca-Cola Femsa SAB de CV
2.750%, 1/22/30	1,295,000	1,399,005
Constellation Brands, Inc.
2.700%, 5/9/22	225,000	231,042
2.650%, 11/7/22	500,000	518,855
3.200%, 2/15/23	1,000,000	1,054,820
4.250%, 5/1/23	1,470,000	1,602,324
4.400%, 11/15/25	335,000	389,937
3.700%, 12/6/26	750,000	854,797
3.500%, 5/9/27	300,000	339,714
3.600%, 2/15/28	1,000,000	1,139,947
4.650%, 11/15/28	310,000	376,083
3.150%, 8/1/29	750,000	835,033
Diageo Capital plc
2.625%, 4/29/23	1,500,000	1,568,742
3.500%, 9/18/23	465,000	502,868
2.125%, 10/24/24	500,000	529,062
1.375%, 9/29/25	245,000	251,348
3.875%, 5/18/28	400,000	468,370
2.375%, 10/24/29	410,000	442,960
2.000%, 4/29/30	245,000	256,106
Diageo Investment Corp.
2.875%, 5/11/22	1,000,000	1,033,955
Fomento Economico Mexicano SAB de CV
2.875%, 5/10/23	150,000	156,516
Keurig Dr Pepper, Inc.
4.057%, 5/25/23	750,000	814,373
3.130%, 12/15/23	500,000	539,522
4.417%, 5/25/25	1,100,000	1,266,232
3.400%, 11/15/25	1,250,000	1,402,696
2.550%, 9/15/26	200,000	218,011
4.597%, 5/25/28	1,000,000	1,218,134
Molson Coors Beverage Co.
3.500%, 5/1/22	500,000	519,938
3.000%, 7/15/26	680,000	742,271
PepsiCo, Inc.
2.750%, 3/5/22	1,750,000	1,800,514
2.250%, 5/2/22	750,000	768,473
3.100%, 7/17/22	750,000	779,007
2.750%, 3/1/23	1,000,000	1,053,263
0.750%, 5/1/23	285,000	287,849
0.400%, 10/7/23	265,000	265,896
3.600%, 3/1/24	1,000,000	1,092,041
2.250%, 3/19/25	350,000	374,907
3.500%, 7/17/25	750,000	840,751

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
2.850%, 2/24/26	$300,000	$332,105
2.375%, 10/6/26	670,000	727,365
2.625%, 3/19/27	350,000	384,463
3.000%, 10/15/27	750,000	844,504
2.625%, 7/29/29	375,000	413,483
2.750%, 3/19/30	350,000	393,656
1.625%, 5/1/30	190,000	194,641

		57,323,203

Food & Staples Retailing (0.4%)
Costco Wholesale Corp.
2.300%, 5/18/22	1,750,000	1,795,576
3.000%, 5/18/27	2,500,000	2,807,433
Kroger Co. (The)
3.400%, 4/15/22	350,000	360,832
3.850%, 8/1/23	1,250,000	1,356,293
4.000%, 2/1/24	190,000	209,473
2.650%, 10/15/26	600,000	653,528
4.500%, 1/15/29	350,000	430,022
Sysco Corp.
3.550%, 3/15/25	500,000	556,702
3.300%, 7/15/26	1,000,000	1,117,741
3.250%, 7/15/27	1,150,000	1,287,579
2.400%, 2/15/30	115,000	119,308
5.950%, 4/1/30	2,000,000	2,624,254
Walgreen Co.
3.100%, 9/15/22	1,281,000	1,336,540
Walgreens Boots Alliance, Inc.
3.800%, 11/18/24	2,000,000	2,205,495
3.450%, 6/1/26	1,500,000	1,657,412
Walmart, Inc.
2.350%, 12/15/22	1,000,000	1,038,770
2.550%, 4/11/23	1,650,000	1,734,435
3.400%, 6/26/23	1,750,000	1,880,490
3.300%, 4/22/24	2,000,000	2,192,013
2.850%, 7/8/24	585,000	635,134
2.650%, 12/15/24	975,000	1,059,524
3.550%, 6/26/25	1,200,000	1,355,137
3.050%, 7/8/26	415,000	465,077
3.700%, 6/26/28	2,000,000	2,349,872
2.375%, 9/24/29	160,000	174,706

		31,403,346

Food Products (0.5%)
Archer-Daniels-Midland Co.
2.500%, 8/11/26	500,000	543,271
Bunge Ltd. Finance Corp.
3.000%, 9/25/22	230,000	238,719
4.350%, 3/15/24	750,000	828,044
1.630%, 8/17/25	500,000	515,962
3.250%, 8/15/26	215,000	238,383
3.750%, 9/25/27	225,000	257,186
Campbell Soup Co.
2.500%, 8/2/22	363,000	374,755
3.650%, 3/15/23	286,000	305,833
3.950%, 3/15/25	750,000	847,405
3.300%, 3/19/25	450,000	491,834
4.150%, 3/15/28	1,000,000	1,194,769
Conagra Brands, Inc.
3.200%, 1/25/23	941,000	991,433
4.300%, 5/1/24	300,000	334,461
4.600%, 11/1/25	535,000	629,955
4.850%, 11/1/28	885,000	1,097,255
Flowers Foods, Inc.
3.500%, 10/1/26	535,000	588,439
General Mills, Inc.
2.600%, 10/12/22	500,000	519,172
3.700%, 10/17/23	480,000	521,730
4.000%, 4/17/25	500,000	569,181
4.200%, 4/17/28	375,000	453,436
Hershey Co. (The)
3.375%, 5/15/23	475,000	509,365
2.050%, 11/15/24	200,000	211,893
0.900%, 6/1/25	215,000	217,839
3.200%, 8/21/25	300,000	335,004
2.300%, 8/15/26	500,000	542,213
2.450%, 11/15/29	200,000	218,551
1.700%, 6/1/30	390,000	400,780
Hormel Foods Corp.
1.800%, 6/11/30	415,000	427,875
Ingredion, Inc.
3.200%, 10/1/26	200,000	222,722
J M Smucker Co. (The)
3.500%, 3/15/25	720,000	799,224
3.375%, 12/15/27	850,000	956,527
2.375%, 3/15/30	185,000	196,307
Kellogg Co.
2.650%, 12/1/23	917,000	974,790
3.400%, 11/15/27	650,000	742,655
4.300%, 5/15/28	500,000	604,216
McCormick & Co., Inc.
2.700%, 8/15/22	500,000	517,264
3.150%, 8/15/24	500,000	542,895
3.400%, 8/15/27	750,000	845,460
Mead Johnson Nutrition Co.
4.125%, 11/15/25	610,000	702,171
Mondelez International, Inc.
0.625%, 7/1/22	675,000	677,420
1.500%, 5/4/25	290,000	298,772
2.750%, 4/13/30	2,835,000	3,107,354
Tyson Foods, Inc.
4.500%, 6/15/22	1,375,000	1,441,774
3.900%, 9/28/23	280,000	304,625
4.000%, 3/1/26	250,000	287,506
3.550%, 6/2/27	975,000	1,109,882
4.350%, 3/1/29	325,000	393,574
Unilever Capital Corp.
3.000%, 3/7/22	500,000	516,090
2.200%, 5/5/22	1,000,000	1,024,265
3.125%, 3/22/23	750,000	796,533
0.375%, 9/14/23	115,000	115,323
3.250%, 3/7/24	585,000	634,694
2.600%, 5/5/24	930,000	992,829
3.375%, 3/22/25	500,000	557,284
3.100%, 7/30/25	300,000	332,875
2.000%, 7/28/26	250,000	265,268
2.900%, 5/5/27	1,000,000	1,118,131
3.500%, 3/22/28	1,000,000	1,170,038
2.125%, 9/6/29	500,000	531,672
1.375%, 9/14/30	210,000	210,683

		37,395,566

Household Products (0.2%)
Clorox Co. (The)
3.050%, 9/15/22	610,000	633,799
3.500%, 12/15/24	500,000	553,724

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
3.100%, 10/1/27	$500,000	$558,532
3.900%, 5/15/28	500,000	587,353
1.800%, 5/15/30	140,000	143,345
Colgate-Palmolive Co.
2.250%, 11/15/22	300,000	311,313
2.100%, 5/1/23	1,000,000	1,040,064
3.250%, 3/15/24	500,000	541,891
Kimberly-Clark Corp.
3.050%, 8/15/25	300,000	332,577
2.750%, 2/15/26	250,000	274,751
1.050%, 9/15/27	250,000	251,384
3.950%, 11/1/28	375,000	455,769
3.200%, 4/25/29	750,000	871,736
Procter & Gamble Co. (The)
2.150%, 8/11/22	1,000,000	1,029,753
3.100%, 8/15/23	2,625,000	2,817,477
0.550%, 10/29/25	500,000	504,364
2.450%, 11/3/26	500,000	548,339
2.850%, 8/11/27	1,000,000	1,115,810
1.200%, 10/29/30	500,000	498,488

		13,070,469

Personal Products (0.0%)
Estee Lauder Cos., Inc. (The)
2.000%, 12/1/24	150,000	157,516
3.150%, 3/15/27	500,000	560,667

		718,183

Tobacco (0.4%)
Altria Group, Inc.
3.490%, 2/14/22	185,000	191,277
2.850%, 8/9/22	1,700,000	1,764,334
2.950%, 5/2/23	156,000	164,576
3.800%, 2/14/24	415,000	454,362
2.350%, 5/6/25	385,000	408,027
4.400%, 2/14/26	375,000	433,927
2.625%, 9/16/26	430,000	462,341
4.800%, 2/14/29	3,625,000	4,325,382
3.400%, 5/6/30	2,240,000	2,475,831
BAT Capital Corp.
3.222%, 8/15/24	1,250,000	1,353,451
2.789%, 9/6/24	525,000	560,424
3.215%, 9/6/26	750,000	819,280
3.557%, 8/15/27	3,750,000	4,178,206
2.259%, 3/25/28	350,000	358,521
3.462%, 9/6/29	750,000	819,469
4.906%, 4/2/30	1,500,000	1,802,957
BAT International Finance plc
1.668%, 3/25/26	350,000	356,750
Philip Morris International, Inc.
2.625%, 2/18/22	375,000	383,940
2.375%, 8/17/22	1,000,000	1,031,094
2.500%, 8/22/22	1,000,000	1,036,254
2.500%, 11/2/22	600,000	622,605
2.625%, 3/6/23	1,150,000	1,207,582
1.125%, 5/1/23	150,000	152,892
2.125%, 5/10/23	625,000	649,215
3.600%, 11/15/23	600,000	653,820
2.875%, 5/1/24	500,000	535,637
3.250%, 11/10/24	500,000	553,107
1.500%, 5/1/25	205,000	211,818
3.375%, 8/11/25	250,000	278,123
0.875%, 5/1/26	300,000	298,849
3.125%, 8/17/27	1,000,000	1,116,857
2.100%, 5/1/30	120,000	125,098
1.750%, 11/1/30	300,000	302,064
Reynolds American, Inc.
4.850%, 9/15/23	1,500,000	1,675,101
4.450%, 6/12/25	2,035,000	2,328,526

		34,091,697

Total Consumer Staples		174,002,464

Energy (2.5%)
Energy Equipment & Services (0.1%)
Baker Hughes a GE Co. LLC
2.773%, 12/15/22	1,000,000	1,043,003
3.337%, 12/15/27	1,250,000	1,394,708
3.138%, 11/7/29	215,000	235,497
4.486%, 5/1/30	145,000	174,263
Halliburton Co.
3.500%, 8/1/23	43,000	45,758
3.800%, 11/15/25	96,000	107,475
2.920%, 3/1/30	2,000,000	2,113,022
Helmerich & Payne, Inc.
4.650%, 3/15/25	300,000	331,423
Schlumberger Finance Canada Ltd.
1.400%, 9/17/25	125,000	128,093
Schlumberger Investment SA
3.650%, 12/1/23	1,500,000	1,621,960
2.650%, 6/26/30	1,350,000	1,436,708
TechnipFMC plc
3.450%, 10/1/22	400,000	412,880

		9,044,790

Oil, Gas & Consumable Fuels (2.4%)
Boardwalk Pipelines LP
4.950%, 12/15/24	500,000	556,963
5.950%, 6/1/26	250,000	295,296
4.800%, 5/3/29	415,000	472,759
BP Capital Markets America, Inc.
3.245%, 5/6/22	375,000	389,560
2.520%, 9/19/22	500,000	517,204
2.750%, 5/10/23	1,000,000	1,054,274
3.216%, 11/28/23	500,000	536,782
3.790%, 2/6/24	415,000	453,199
3.224%, 4/14/24	1,500,000	1,616,805
3.410%, 2/11/26	750,000	837,860
3.119%, 5/4/26	500,000	552,035
4.234%, 11/6/28	1,250,000	1,486,471
1.749%, 8/10/30	3,300,000	3,305,908
BP Capital Markets plc
2.500%, 11/6/22	1,500,000	1,557,561
3.994%, 9/26/23	500,000	547,220
3.814%, 2/10/24	1,150,000	1,259,243
3.535%, 11/4/24	1,150,000	1,270,140
3.279%, 9/19/27	3,250,000	3,640,111
Canadian Natural Resources Ltd.
2.950%, 1/15/23	1,425,000	1,488,791
3.800%, 4/15/24	64,000	69,216
2.050%, 7/15/25	350,000	366,404
3.850%, 6/1/27	1,300,000	1,453,976
2.950%, 7/15/30	350,000	370,771

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Cheniere Corpus Christi Holdings LLC
5.125%, 6/30/27	$2,500,000	$2,947,025
3.700%, 11/15/29	3,645,000	4,019,067
Chevron Corp.
2.411%, 3/3/22	500,000	510,624
2.355%, 12/5/22	800,000	827,718
1.141%, 5/11/23	95,000	96,937
2.566%, 5/16/23	1,250,000	1,312,829
3.191%, 6/24/23	1,425,000	1,513,773
1.554%, 5/11/25	1,935,000	2,008,298
3.326%, 11/17/25	1,000,000	1,118,980
2.954%, 5/16/26	1,500,000	1,661,398
1.995%, 5/11/27	250,000	264,893
2.236%, 5/11/30	1,325,000	1,416,033
Chevron USA, Inc.
0.333%, 8/12/22	490,000	490,493
0.426%, 8/11/23	230,000	230,690
0.687%, 8/12/25	665,000	666,618
1.018%, 8/12/27	310,000	309,914
Cimarex Energy Co.
4.375%, 6/1/24	1,000,000	1,090,310
4.375%, 3/15/29	350,000	396,258
CNOOC Finance 2013 Ltd.
3.000%, 5/9/23	2,450,000	2,550,297
2.875%, 9/30/29	600,000	623,812
CNOOC Finance 2014 ULC
4.250%, 4/30/24	1,100,000	1,195,219
CNOOC Finance 2015 USA LLC
3.750%, 5/2/23	200,000	211,562
3.500%, 5/5/25	1,600,000	1,721,000
4.375%, 5/2/28	200,000	228,313
Columbia Pipeline Group, Inc.
4.500%, 6/1/25	400,000	459,979
Concho Resources, Inc.
3.750%, 10/1/27	750,000	855,053
ConocoPhillips Co.
4.950%, 3/15/26	750,000	898,088
Devon Energy Corp.
5.850%, 12/15/25	500,000	586,650
Diamondback Energy, Inc.
2.875%, 12/1/24	935,000	974,831
4.750%, 5/31/25	335,000	377,712
3.250%, 12/1/26	765,000	817,594
Ecopetrol SA
5.875%, 9/18/23	1,000,000	1,115,000
4.125%, 1/16/25	1,000,000	1,086,563
Enable Midstream Partners LP
3.900%, 5/15/24 (e)	750,000	766,379
4.950%, 5/15/28	300,000	309,275
4.150%, 9/15/29	750,000	736,099
Enbridge, Inc.
2.900%, 7/15/22	500,000	517,985
3.500%, 6/10/24	1,000,000	1,082,408
2.500%, 1/15/25	350,000	372,183
4.250%, 12/1/26	500,000	581,890
3.700%, 7/15/27	1,250,000	1,419,950
3.125%, 11/15/29	750,000	822,153
Energy Transfer Operating LP
5.200%, 2/1/22	1,000,000	1,035,855
3.600%, 2/1/23	1,150,000	1,202,583
4.200%, 9/15/23	250,000	269,422
4.500%, 4/15/24	250,000	273,161
4.050%, 3/15/25	2,000,000	2,183,992
2.900%, 5/15/25	770,000	812,459
4.750%, 1/15/26	1,250,000	1,405,778
4.950%, 6/15/28	375,000	426,737
3.750%, 5/15/30	1,000,000	1,066,127
Enterprise Products Operating LLC
3.500%, 2/1/22	400,000	413,603
4.050%, 2/15/22	500,000	520,154
3.350%, 3/15/23	1,356,000	1,433,129
3.750%, 2/15/25	1,415,000	1,583,012
4.150%, 10/16/28	600,000	709,157
3.125%, 7/31/29	750,000	827,706
2.800%, 1/31/30	755,000	817,036
(ICE LIBOR USD 3 Month + 2.57%), 5.375%, 2/15/78 (k)	500,000	496,250
Series D (ICE LIBOR USD 3 Month + 2.99%), 4.875%, 8/16/77 (k)	750,000	720,000
Series E (ICE LIBOR USD 3 Month + 3.03%), 5.250%, 8/16/77 (k)	750,000	753,750
EOG Resources, Inc.
3.150%, 4/1/25	2,000,000	2,193,058
4.150%, 1/15/26	500,000	578,818
Equinor ASA
3.150%, 1/23/22	1,000,000	1,028,997
2.450%, 1/17/23	500,000	521,462
2.650%, 1/15/24	500,000	530,901
3.700%, 3/1/24	1,000,000	1,097,162
3.250%, 11/10/24	600,000	659,472
1.750%, 1/22/26	415,000	434,102
3.625%, 9/10/28	600,000	695,361
2.375%, 5/22/30	375,000	399,986
Exxon Mobil Corp.
2.397%, 3/6/22	250,000	255,321
1.902%, 8/16/22 (x)	300,000	307,878
2.726%, 3/1/23	1,680,000	1,758,786
1.571%, 4/15/23	1,000,000	1,028,365
3.176%, 3/15/24	2,000,000	2,155,775
2.019%, 8/16/24	500,000	525,913
2.709%, 3/6/25	1,000,000	1,078,441
3.043%, 3/1/26	2,025,000	2,240,775
2.275%, 8/16/26	500,000	536,128
2.440%, 8/16/29	750,000	812,091
3.482%, 3/19/30	5,000,000	5,783,022
HollyFrontier Corp.
2.625%, 10/1/23	340,000	345,187
5.875%, 4/1/26	250,000	278,629
Husky Energy, Inc.
3.950%, 4/15/22	2,000,000	2,061,010
4.000%, 4/15/24	125,000	133,556
Kinder Morgan Energy Partners LP
4.150%, 3/1/22	500,000	521,355
3.950%, 9/1/22	1,750,000	1,835,721
3.450%, 2/15/23	500,000	526,812
3.500%, 9/1/23	100,000	107,015
4.250%, 9/1/24	750,000	837,091
Kinder Morgan, Inc.
3.150%, 1/15/23	750,000	787,513
4.300%, 3/1/28	1,250,000	1,463,740

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Magellan Midstream Partners LP
5.000%, 3/1/26	$250,000	$297,593
3.250%, 6/1/30	250,000	280,066
Marathon Oil Corp.
2.800%, 11/1/22	297,000	304,004
3.850%, 6/1/25	750,000	800,978
4.400%, 7/15/27	750,000	829,337
Marathon Petroleum Corp.
4.700%, 5/1/25	1,000,000	1,142,338
5.125%, 12/15/26	2,000,000	2,376,014
3.800%, 4/1/28	300,000	332,409
MPLX LP
3.500%, 12/1/22	865,000	907,325
3.375%, 3/15/23	500,000	528,519
4.875%, 12/1/24	1,000,000	1,146,540
4.000%, 2/15/25	300,000	334,034
4.875%, 6/1/25	1,500,000	1,725,954
1.750%, 3/1/26	350,000	359,579
4.125%, 3/1/27	2,085,000	2,389,634
2.650%, 8/15/30	455,000	476,315
Noble Energy, Inc.
3.900%, 11/15/24	1,500,000	1,670,436
ONEOK Partners LP
3.375%, 10/1/22	150,000	156,001
5.000%, 9/15/23	1,000,000	1,093,044
ONEOK, Inc.
2.750%, 9/1/24	350,000	368,440
2.200%, 9/15/25	350,000	361,471
5.850%, 1/15/26	160,000	191,428
4.000%, 7/13/27	225,000	249,890
4.550%, 7/15/28	2,000,000	2,275,854
4.350%, 3/15/29	500,000	564,037
3.400%, 9/1/29	500,000	535,563
3.100%, 3/15/30	350,000	370,389
Phillips 66
4.300%, 4/1/22	2,250,000	2,356,308
0.900%, 2/15/24	250,000	251,110
3.850%, 4/9/25	500,000	561,386
1.300%, 2/15/26	140,000	141,991
3.900%, 3/15/28	500,000	576,166
Phillips 66 Partners LP
2.450%, 12/15/24	250,000	259,665
3.605%, 2/15/25	1,000,000	1,080,734
3.550%, 10/1/26	300,000	327,284
Pioneer Natural Resources Co.
4.450%, 1/15/26	1,250,000	1,443,621
1.900%, 8/15/30	1,000,000	990,733
Plains All American Pipeline LP
3.850%, 10/15/23	250,000	265,975
3.600%, 11/1/24	1,250,000	1,329,000
4.500%, 12/15/26	500,000	560,000
Sabine Pass Liquefaction LLC
5.750%, 5/15/24	2,215,000	2,533,012
5.625%, 3/1/25	1,215,000	1,413,089
5.000%, 3/15/27	3,000,000	3,538,975
4.500%, 5/15/30§	225,000	266,885
Spectra Energy Partners LP
3.500%, 3/15/25	1,000,000	1,101,259
3.375%, 10/15/26	315,000	350,603
Suncor Energy, Inc.
2.800%, 5/15/23	325,000	342,207
3.100%, 5/15/25	190,000	207,400
Sunoco Logistics Partners Operations LP
3.450%, 1/15/23	750,000	781,355
4.250%, 4/1/24	1,000,000	1,079,549
5.950%, 12/1/25	250,000	293,058
3.900%, 7/15/26	500,000	545,735
TC PipeLines LP
4.375%, 3/13/25	1,000,000	1,126,841
3.900%, 5/25/27	200,000	224,082
Total Capital Canada Ltd.
2.750%, 7/15/23	1,000,000	1,061,125
Total Capital International SA
2.875%, 2/17/22	250,000	257,256
2.700%, 1/25/23	1,187,000	1,244,831
3.750%, 4/10/24	2,000,000	2,208,265
2.434%, 1/10/25	500,000	532,392
3.455%, 2/19/29	750,000	865,825
Total Capital SA
3.883%, 10/11/28	250,000	296,778
TransCanada PipeLines Ltd.
2.500%, 8/1/22	850,000	878,082
4.875%, 1/15/26	550,000	651,673
4.250%, 5/15/28	1,750,000	2,055,631
Transcontinental Gas Pipe Line Co. LLC
4.000%, 3/15/28	500,000	574,737
3.250%, 5/15/30	250,000	277,890
Valero Energy Corp.
1.200%, 3/15/24	750,000	754,994
3.650%, 3/15/25	600,000	654,741
2.850%, 4/15/25	750,000	797,545
3.400%, 9/15/26	350,000	382,871
2.150%, 9/15/27	750,000	762,277
4.350%, 6/1/28	350,000	398,375
4.000%, 4/1/29	765,000	855,372
Valero Energy Partners LP
4.375%, 12/15/26	215,000	248,717
4.500%, 3/15/28	500,000	568,227
Williams Cos., Inc. (The)
3.600%, 3/15/22	1,500,000	1,548,079
3.350%, 8/15/22	1,200,000	1,246,168
3.700%, 1/15/23	325,000	343,206
4.500%, 11/15/23	1,000,000	1,101,163
4.550%, 6/24/24	1,270,000	1,419,033
4.000%, 9/15/25	2,500,000	2,823,810
3.750%, 6/15/27	500,000	570,396

		187,154,430

Total Energy		196,199,220

Financials (13.2%)
Banks (8.3%)
Australia & New Zealand Banking Group Ltd.
2.625%, 5/19/22	750,000	774,157
2.625%, 11/9/22	500,000	521,477
2.050%, 11/21/22	750,000	774,720
3.700%, 11/16/25	1,000,000	1,148,863
Banco Bilbao Vizcaya Argentaria SA
0.875%, 9/18/23	800,000	804,650
1.125%, 9/18/25	800,000	805,599
Banco Santander SA
3.500%, 4/11/22	1,000,000	1,037,437
3.125%, 2/23/23	570,000	599,872
3.848%, 4/12/23	1,200,000	1,285,363
2.706%, 6/27/24	800,000	851,476
2.746%, 5/28/25	200,000	213,427
5.179%, 11/19/25	1,000,000	1,170,045
4.250%, 4/11/27	1,000,000	1,143,393
4.379%, 4/12/28	1,200,000	1,402,745
3.306%, 6/27/29	800,000	895,603

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
3.490%, 5/28/30	$200,000	$224,417
2.749%, 12/3/30	745,000	767,726
Bank of America Corp.
2.503%, 10/21/22	4,250,000	4,324,727
3.300%, 1/11/23	4,300,000	4,559,032
4.100%, 7/24/23	2,000,000	2,186,858
4.125%, 1/22/24	1,200,000	1,330,481
(ICE LIBOR USD 3 Month + 0.78%), 3.550%, 3/5/24 (k)	2,000,000	2,132,317
4.000%, 4/1/24	5,000,000	5,542,414
(SOFR + 1.46%), 1.486%, 5/19/24 (k)	750,000	767,791
(ICE LIBOR USD 3 Month + 0.94%), 3.864%, 7/23/24 (k)	2,000,000	2,168,260
4.200%, 8/26/24	625,000	699,156
(SOFR + 0.74%), 0.810%, 10/24/24 (k)	1,500,000	1,514,616
4.000%, 1/22/25	1,000,000	1,119,932
(ICE LIBOR USD 3 Month + 0.97%), 3.458%, 3/15/25 (k)	1,500,000	1,628,190
3.875%, 8/1/25	2,000,000	2,271,481
(SOFR + 0.91%), 0.981%, 9/25/25 (k)	750,000	756,309
(ICE LIBOR USD 3 Month + 1.09%), 3.093%, 10/1/25 (k)	1,150,000	1,244,176
(ICE LIBOR USD 3 Month + 0.87%), 2.456%, 10/22/25 (k)	1,000,000	1,065,981
(ICE LIBOR USD 3 Month + 0.81%), 3.366%, 1/23/26 (k)	4,750,000	5,208,389
(ICE LIBOR USD 3 Month + 0.64%), 2.015%, 2/13/26 (k)	1,000,000	1,046,395
4.450%, 3/3/26	655,000	762,059
3.500%, 4/19/26	3,000,000	3,387,903
(SOFR + 1.15%), 1.319%, 6/19/26 (k)	1,750,000	1,787,950
(SOFR + 1.01%), 1.197%, 10/24/26 (k)	1,500,000	1,525,866
(ICE LIBOR USD 3 Month + 1.06%), 3.559%, 4/23/27 (k)	1,500,000	1,687,077
(ICE LIBOR USD 3 Month + 1.58%), 3.824%, 1/20/28 (k)	1,000,000	1,145,265
(ICE LIBOR USD 3 Month + 1.51%), 3.705%, 4/24/28 (k)	1,500,000	1,706,333
(ICE LIBOR USD 3 Month + 1.37%), 3.593%, 7/21/28 (k)	5,000,000	5,674,689
(ICE LIBOR USD 3 Month + 1.04%), 3.419%, 12/20/28 (k)	4,450,000	4,998,669
(ICE LIBOR USD 3 Month + 1.07%), 3.970%, 3/5/29 (k)	2,000,000	2,315,811
(ICE LIBOR USD 3 Month + 1.31%), 4.271%, 7/23/29 (k)	2,250,000	2,676,102
(ICE LIBOR USD 3 Month + 1.18%), 3.194%, 7/23/30 (k)	1,300,000	1,445,382
(ICE LIBOR USD 3 Month + 0.99%), 2.496%, 2/13/31 (k)	3,500,000	3,692,186
(SOFR + 1.53%), 1.898%, 7/23/31 (k)	1,000,000	1,005,346
(SOFR + 1.37%), 1.922%, 10/24/31 (k)	1,500,000	1,519,096
Series L 3.950%, 4/21/25	2,450,000	2,751,378
Bank of Montreal
2.900%, 3/26/22	1,250,000	1,290,025
2.350%, 9/11/22	500,000	517,317
2.050%, 11/1/22	600,000	619,200
2.550%, 11/6/22	1,300,000	1,351,936
0.450%, 12/8/23	1,785,000	1,789,288
2.500%, 6/28/24	500,000	532,579
Series E 3.300%, 2/5/24	1,000,000	1,083,084
Bank of Nova Scotia (The)
2.700%, 3/7/22	250,000	257,108
2.450%, 9/19/22	3,050,000	3,160,072
2.000%, 11/15/22	750,000	774,091
2.375%, 1/18/23	350,000	364,276
1.950%, 2/1/23	750,000	774,369
0.550%, 9/15/23	300,000	300,691
3.400%, 2/11/24	750,000	815,868
2.200%, 2/3/25	750,000	793,757
1.300%, 6/11/25	750,000	768,220
2.700%, 8/3/26	750,000	825,174
BankUnited, Inc.
5.125%, 6/11/30	750,000	871,350
Barclays Bank plc
1.700%, 5/12/22	785,000	798,520
Barclays plc
3.684%, 1/10/23	560,000	577,083
(ICE LIBOR USD 3 Month + 1.40%), 4.610%, 2/15/23 (k)	1,310,000	1,367,031
(ICE LIBOR USD 3 Month + 1.36%), 4.338%, 5/16/24 (k)	1,000,000	1,081,017
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.80%), 1.007%, 12/10/24 (k)	385,000	387,758
3.650%, 3/16/25	1,750,000	1,929,093
(ICE LIBOR USD 3 Month + 1.61%), 3.932%, 5/7/25 (k)	750,000	820,479
4.375%, 1/12/26	1,500,000	1,725,271
(ICE LIBOR USD 3 Month + 2.45%), 2.852%, 5/7/26 (k)	4,485,000	4,824,305
(ICE LIBOR USD 3 Month + 1.90%), 4.972%, 5/16/29 (k)	1,000,000	1,203,826
(ICE LIBOR USD 3 Month + 3.05%), 5.088%, 6/20/30 (k)	5,000,000	5,971,859
BBVA USA
2.875%, 6/29/22	750,000	775,393
2.500%, 8/27/24	500,000	530,915
3.875%, 4/10/25	1,000,000	1,122,124

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
BNP Paribas SA
3.250%, 3/3/23	$650,000	$689,673
4.250%, 10/15/24	1,000,000	1,125,951
Canadian Imperial Bank of Commerce
2.550%, 6/16/22	1,000,000	1,033,884
0.950%, 6/23/23	575,000	582,003
(ICE LIBOR USD 3 Month + 0.79%), 2.606%, 7/22/23 (k)	650,000	671,479
3.500%, 9/13/23	500,000	543,391
0.500%, 12/14/23	500,000	501,529
3.100%, 4/2/24	750,000	812,044
2.250%, 1/28/25	750,000	795,169
0.950%, 10/23/25	130,000	131,736
Capital One Bank USA NA
3.375%, 2/15/23	1,000,000	1,057,687
Citigroup, Inc.
4.500%, 1/14/22	200,000	208,538
2.750%, 4/25/22	1,275,000	1,313,237
4.050%, 7/30/22	150,000	158,352
2.700%, 10/27/22	2,500,000	2,598,897
3.375%, 3/1/23	1,150,000	1,219,561
3.500%, 5/15/23	1,000,000	1,067,940
3.875%, 10/25/23	1,550,000	1,704,592
(SOFR + 1.67%), 1.678%, 5/15/24 (k)	500,000	514,721
(ICE LIBOR USD 3 Month + 1.02%), 4.044%, 6/1/24 (k)	1,150,000	1,248,173
3.750%, 6/16/24	500,000	553,070
4.000%, 8/5/24	2,500,000	2,773,033
(SOFR + 0.69%), 0.776%, 10/30/24 (k)	5,000,000	5,029,637
3.875%, 3/26/25	500,000	558,695
(ICE LIBOR USD 3 Month + 0.90%), 3.352%, 4/24/25 (k)	1,500,000	1,625,381
3.300%, 4/27/25	1,000,000	1,106,348
4.400%, 6/10/25	650,000	743,784
3.700%, 1/12/26	3,000,000	3,400,837
4.600%, 3/9/26	595,000	695,955
(SOFR + 2.75%), 3.106%, 4/8/26 (k)	2,500,000	2,729,622
3.400%, 5/1/26	2,500,000	2,808,956
3.200%, 10/21/26	3,250,000	3,636,533
4.450%, 9/29/27	1,250,000	1,467,088
(ICE LIBOR USD 3 Month + 1.39%), 3.668%, 7/24/28 (k)	3,000,000	3,407,499
(ICE LIBOR USD 3 Month + 1.15%), 3.520%, 10/27/28 (k)	2,500,000	2,815,486
(ICE LIBOR USD 3 Month + 1.19%), 4.075%, 4/23/29 (k)	2,000,000	2,338,618
(ICE LIBOR USD 3 Month + 1.34%), 3.980%, 3/20/30 (k)	1,750,000	2,038,701
(SOFR + 1.42%), 2.976%, 11/5/30 (k)	1,250,000	1,359,971
(SOFR + 1.15%), 2.666%, 1/29/31 (k)	1,500,000	1,608,291
(SOFR + 2.11%), 2.572%, 6/3/31 (k)	2,000,000	2,129,827
Citizens Bank NA
3.250%, 2/14/22	250,000	257,431
2.650%, 5/26/22	505,000	519,802
3.700%, 3/29/23	500,000	534,776
2.250%, 4/28/25	400,000	424,770
3.750%, 2/18/26	500,000	567,585
Citizens Financial Group, Inc.
2.850%, 7/27/26	500,000	550,966
2.500%, 2/6/30	150,000	158,681
3.250%, 4/30/30	470,000	529,915
Comerica Bank
2.500%, 7/23/24	300,000	318,987
4.000%, 7/27/25	250,000	280,123
Comerica, Inc.
3.700%, 7/31/23	375,000	404,913
4.000%, 2/1/29	450,000	524,630
Cooperatieve Rabobank UA
2.750%, 1/10/22	595,000	609,949
3.875%, 2/8/22	2,812,000	2,922,169
3.950%, 11/9/22	1,000,000	1,059,862
2.750%, 1/10/23	1,750,000	1,833,795
4.625%, 12/1/23	1,000,000	1,113,043
3.375%, 5/21/25	1,000,000	1,124,201
4.375%, 8/4/25	500,000	569,768
3.750%, 7/21/26	815,000	919,072
Credit Suisse Group Funding Guernsey Ltd.
3.800%, 9/15/22	2,500,000	2,639,620
Discover Bank
3.350%, 2/6/23	250,000	263,615
4.200%, 8/8/23	550,000	600,392
2.450%, 9/12/24	750,000	793,291
3.450%, 7/27/26	840,000	936,408
4.650%, 9/13/28	625,000	743,792
2.700%, 2/6/30	250,000	266,262
Fifth Third Bancorp
2.600%, 6/15/22	800,000	823,749
4.300%, 1/16/24	700,000	773,119
3.650%, 1/25/24	750,000	817,617
2.375%, 1/28/25	250,000	265,478
3.950%, 3/14/28	750,000	881,285
Fifth Third Bank
1.800%, 1/30/23	250,000	257,025
3.950%, 7/28/25	645,000	737,730
3.850%, 3/15/26	600,000	678,838
Fifth Third Bank NA
2.250%, 2/1/27	300,000	319,542
First Horizon National Corp.
3.550%, 5/26/23	500,000	531,740
4.000%, 5/26/25	500,000	551,471
First Republic Bank
2.500%, 6/6/22	500,000	513,909
(SOFR + 0.62%), 1.912%, 2/12/24 (k)	250,000	257,090
FNB Corp.
2.200%, 2/24/23	90,000	91,948
HSBC Holdings plc
(ICE LIBOR USD 3 Month + 1.06%), 3.262%, 3/13/23 (k)	1,500,000	1,549,276
3.600%, 5/25/23	1,500,000	1,611,429

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
(ICE LIBOR USD 3 Month + 0.92%), 3.033%, 11/22/23 (k)	$300,000	$314,504
4.250%, 3/14/24	1,700,000	1,869,889
(ICE LIBOR USD 3 Month + 0.99%), 3.950%, 5/18/24 (k)	970,000	1,047,294
(ICE LIBOR USD 3 Month + 1.21%), 3.803%, 3/11/25 (k)	875,000	954,963
4.250%, 8/18/25	1,600,000	1,801,565
(ICE LIBOR USD 3 Month + 1.14%), 2.633%, 11/7/25 (k)	830,000	882,675
(SOFR + 1.54%), 1.645%, 4/18/26 (k)	2,125,000	2,172,240
3.900%, 5/25/26	1,140,000	1,301,278
(SOFR + 1.93%), 2.099%, 6/4/26 (k)	825,000	857,790
(ICE LIBOR USD 3 Month + 1.35%), 4.292%, 9/12/26 (k)	3,500,000	3,981,283
4.375%, 11/23/26	1,815,000	2,089,017
(SOFR + 1.29%), 1.589%, 5/24/27 (k)	820,000	832,251
(ICE LIBOR USD 3 Month + 1.55%), 4.041%, 3/13/28 (k)	1,250,000	1,425,273
(SOFR + 1.73%), 2.013%, 9/22/28 (k)	3,950,000	4,024,156
(ICE LIBOR USD 3 Month + 1.53%), 4.583%, 6/19/29 (k)	1,120,000	1,317,270
(ICE LIBOR USD 3 Month + 1.61%), 3.973%, 5/22/30 (k)	1,165,000	1,344,375
(SOFR + 2.39%), 2.848%, 6/4/31 (k)	5,715,000	6,105,122
HSBC USA, Inc.
3.500%, 6/23/24	900,000	982,778
Huntington Bancshares, Inc.
2.300%, 1/14/22	1,279,000	1,303,705
2.625%, 8/6/24	500,000	534,651
4.000%, 5/15/25	350,000	396,602
2.550%, 2/4/30	500,000	534,034
Huntington National Bank (The)
3.125%, 4/1/22	430,000	444,206
2.500%, 8/7/22	750,000	774,380
1.800%, 2/3/23	350,000	360,096
3.550%, 10/6/23	500,000	543,553
Industrial & Commercial Bank of China Ltd.
2.957%, 11/8/22	500,000	517,656
3.538%, 11/8/27	500,000	552,969
ING Groep NV
3.150%, 3/29/22	1,250,000	1,292,557
4.100%, 10/2/23	1,500,000	1,644,444
3.550%, 4/9/24	750,000	819,711
3.950%, 3/29/27	1,250,000	1,443,005
4.050%, 4/9/29	560,000	661,916
JPMorgan Chase & Co.
3.250%, 9/23/22	2,849,000	2,992,466
2.972%, 1/15/23	3,250,000	3,340,160
3.200%, 1/25/23	4,369,000	4,626,268
(ICE LIBOR USD 3 Month + 0.94%), 2.776%, 4/25/23 (k)	2,062,000	2,129,167
3.375%, 5/1/23	2,075,000	2,217,252
2.700%, 5/18/23	2,000,000	2,102,586
3.875%, 2/1/24	3,000,000	3,303,689
(ICE LIBOR USD 3 Month + 0.73%), 3.559%, 4/23/24 (k)	1,125,000	1,204,036
3.625%, 5/13/24	3,000,000	3,315,901
(SOFR + 1.46%), 1.514%, 6/1/24 (k)	2,000,000	2,051,504
(SOFR + 0.60%), 0.653%, 9/16/24 (k)	3,330,000	3,350,173
(ICE LIBOR USD 3 Month + 1.00%), 4.023%, 12/5/24 (k)	1,250,000	1,375,418
(ICE LIBOR USD 3 Month + 1.16%), 3.220%, 3/1/25 (k)	2,365,000	2,548,550
3.900%, 7/15/25	3,000,000	3,386,922
(SOFR + 1.16%), 2.301%, 10/15/25 (k)	1,500,000	1,592,475
(SOFR + 1.59%), 2.005%, 3/13/26 (k)	555,000	582,048
3.300%, 4/1/26	2,000,000	2,238,789
3.200%, 6/15/26	1,750,000	1,953,756
(SOFR + 0.80%), 1.045%, 11/19/26 (k)	1,250,000	1,263,236
(ICE LIBOR USD 3 Month + 1.38%), 3.540%, 5/1/28 (k)	2,750,000	3,123,274
(SOFR + 1.89%), 2.182%, 6/1/28 (k)	1,750,000	1,857,848
(ICE LIBOR USD 3 Month + 0.95%), 3.509%, 1/23/29 (k)	7,000,000	7,939,065
(ICE LIBOR USD 3 Month + 1.12%), 4.005%, 4/23/29 (k)	1,500,000	1,750,126
(ICE LIBOR USD 3 Month + 1.26%), 4.203%, 7/23/29 (k)	1,500,000	1,778,127
(ICE LIBOR USD 3 Month + 1.33%), 4.452%, 12/5/29 (k)	1,000,000	1,208,180
(ICE LIBOR USD 3 Month + 1.16%), 3.702%, 5/6/30 (k)	625,000	719,875
(SOFR + 1.51%), 2.739%, 10/15/30 (k)	1,735,000	1,885,811
(SOFR + 2.52%), 2.956%, 5/13/31 (k)	815,000	890,246
(SOFR + 1.11%), 1.764%, 11/19/31 (k)	1,250,000	1,261,402
KeyBank NA
3.300%, 2/1/22	250,000	258,193
2.400%, 6/9/22	635,000	654,330
2.300%, 9/14/22	1,500,000	1,551,197
3.375%, 3/7/23	500,000	532,941
1.250%, 3/10/23	415,000	423,296

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
(SOFR + 0.34%), 0.423%, 1/3/24 (k)	$250,000	$250,254
3.300%, 6/1/25	250,000	277,967
3.400%, 5/20/26	1,000,000	1,120,697
KeyCorp
4.150%, 10/29/25	310,000	358,720
2.250%, 4/6/27	750,000	800,062
Korea Development Bank (The)
2.625%, 2/27/22 (x)	2,000,000	2,050,000
3.000%, 3/19/22	250,000	257,344
3.000%, 9/14/22	1,000,000	1,042,187
3.375%, 3/12/23	500,000	531,880
2.750%, 3/19/23	500,000	525,156
3.750%, 1/22/24	500,000	546,719
3.250%, 2/19/24	350,000	378,328
2.125%, 10/1/24	390,000	410,515
1.750%, 2/18/25	250,000	260,152
0.800%, 4/27/26	300,000	300,201
Kreditanstalt fuer Wiederaufbau
2.625%, 1/25/22	3,000,000	3,076,753
2.500%, 2/15/22	2,250,000	2,307,449
2.125%, 3/7/22	3,500,000	3,578,885
2.125%, 6/15/22	3,000,000	3,083,131
2.000%, 10/4/22	2,312,000	2,384,265
2.375%, 12/29/22	4,015,000	4,187,758
2.125%, 1/17/23	3,350,000	3,480,621
1.625%, 2/15/23	1,750,000	1,802,272
0.250%, 10/19/23	2,000,000	2,000,661
2.625%, 2/28/24	2,125,000	2,282,196
1.375%, 8/5/24	2,250,000	2,335,650
2.500%, 11/20/24	5,000,000	5,416,555
2.000%, 5/2/25	3,000,000	3,208,536
0.375%, 7/18/25	920,000	919,029
2.875%, 4/3/28	1,750,000	2,009,168
1.750%, 9/14/29	525,000	556,753
0.750%, 9/30/30	400,000	390,744
Landwirtschaftliche Rentenbank
3.125%, 11/14/23	1,500,000	1,620,000
2.000%, 1/13/25	3,000,000	3,187,759
1.750%, 7/27/26	500,000	531,598
0.875%, 9/3/30	750,000	738,540
Series 37
2.500%, 11/15/27	2,000,000	2,226,940
Series 40
0.500%, 5/27/25 (x)	730,000	731,114
Lloyds Banking Group plc
3.000%, 1/11/22	1,365,000	1,400,407
(ICE LIBOR USD 3 Month + 1.25%), 2.858%, 3/17/23 (k)	750,000	770,579
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.326%, 6/15/23 (k)	200,000	202,282
4.050%, 8/16/23	750,000	816,389
(ICE LIBOR USD 3 Month + 0.81%), 2.907%, 11/7/23 (k)	1,750,000	1,823,472
3.900%, 3/12/24	400,000	439,233
4.450%, 5/8/25	575,000	655,854
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.50%), 3.870%, 7/9/25 (k)	1,000,000	1,100,022
4.582%, 12/10/25	1,000,000	1,142,679
4.650%, 3/24/26	1,750,000	2,011,965
3.750%, 1/11/27	1,385,000	1,566,349
4.375%, 3/22/28	1,350,000	1,599,552
4.550%, 8/16/28	850,000	1,022,790
(ICE LIBOR USD 3 Month + 1.21%), 3.574%, 11/7/28 (k)	1,750,000	1,973,000
M&T Bank Corp.
3.550%, 7/26/23	500,000	540,485
Manufacturers & Traders Trust Co.
2.500%, 5/18/22	500,000	514,848
2.900%, 2/6/25	1,000,000	1,088,267
3.400%, 8/17/27	330,000	373,167
Mitsubishi UFJ Financial Group, Inc.
2.998%, 2/22/22	1,250,000	1,287,189
3.218%, 3/7/22	500,000	516,646
2.623%, 7/18/22	750,000	775,209
3.455%, 3/2/23	1,000,000	1,063,170
3.761%, 7/26/23	1,750,000	1,895,004
2.527%, 9/13/23	760,000	799,349
3.407%, 3/7/24	750,000	813,946
2.801%, 7/18/24	1,000,000	1,070,309
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.68%), 0.848%, 9/15/24 (k)	750,000	754,138
2.193%, 2/25/25	1,000,000	1,052,807
3.777%, 3/2/25	1,000,000	1,117,526
1.412%, 7/17/25	430,000	439,999
3.850%, 3/1/26	216,000	247,132
2.757%, 9/13/26	1,250,000	1,364,462
3.677%, 2/22/27	1,000,000	1,139,292
3.287%, 7/25/27	1,000,000	1,132,753
3.961%, 3/2/28	1,500,000	1,749,532
4.050%, 9/11/28	1,000,000	1,191,032
3.741%, 3/7/29	750,000	874,861
3.195%, 7/18/29	1,000,000	1,122,843
2.559%, 2/25/30	1,000,000	1,074,884
2.048%, 7/17/30	460,000	477,061
Mizuho Financial Group, Inc.
2.953%, 2/28/22	1,150,000	1,183,854
2.601%, 9/11/22	1,000,000	1,036,955
3.549%, 3/5/23	1,000,000	1,064,105
(ICE LIBOR USD 3 Month + 0.84%), 2.721%, 7/16/23 (k)	235,000	242,926
(ICE LIBOR USD 3 Month + 0.99%), 1.241%, 7/10/24 (k)	320,000	325,201
(ICE LIBOR USD 3 Month + 0.61%), 0.849%, 9/8/24 (k)	200,000	201,120
(ICE LIBOR USD 3 Month + 0.98%), 2.839%, 7/16/25 (k)	750,000	798,920

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
(ICE LIBOR USD 3 Month + 1.10%), 2.555%, 9/13/25 (k)	$500,000	$528,704
(ICE LIBOR USD 3 Month + 0.83%), 2.226%, 5/25/26 (k)	300,000	315,497
2.839%, 9/13/26	850,000	936,784
3.663%, 2/28/27	1,000,000	1,138,107
3.170%, 9/11/27	1,250,000	1,389,571
(ICE LIBOR USD 3 Month + 1.27%), 4.254%, 9/11/29 (k)	1,000,000	1,186,105
(ICE LIBOR USD 3 Month + 1.13%), 3.153%, 7/16/30 (k)	750,000	818,529
(ICE LIBOR USD 3 Month + 1.51%), 2.201%, 7/10/31 (k)	500,000	511,540
(ICE LIBOR USD 3 Month + 1.27%), 1.979%, 9/8/31 (k)	300,000	304,202
MUFG Americas Holdings Corp.
3.500%, 6/18/22	1,800,000	1,881,281
3.000%, 2/10/25	80,000	86,371
MUFG Union Bank NA
3.150%, 4/1/22	750,000	774,194
2.100%, 12/9/22	500,000	515,604
National Australia Bank Ltd.
1.875%, 12/13/22	750,000	772,090
3.000%, 1/20/23	1,350,000	1,422,348
2.875%, 4/12/23	750,000	792,183
3.625%, 6/20/23	500,000	539,247
3.375%, 1/14/26	750,000	843,436
2.500%, 7/12/26	1,500,000	1,640,529
National Bank of Canada
2.100%, 2/1/23	750,000	773,760
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.77%), 0.900%, 8/15/23 (k)	250,000	251,843
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.40%), 0.550%, 11/15/24 (k)	530,000	531,508
Natwest Group plc
(ICE LIBOR USD 3 Month + 1.48%), 3.498%, 5/15/23 (k)	2,000,000	2,077,745
3.875%, 9/12/23	800,000	867,242
6.000%, 12/19/23	1,740,000	1,985,542
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.15%), 2.359%, 5/22/24 (k)	200,000	207,674
5.125%, 5/28/24	1,890,000	2,115,913
(ICE LIBOR USD 3 Month + 1.55%), 4.519%, 6/25/24 (k)	2,000,000	2,182,153
(ICE LIBOR USD 3 Month + 1.76%), 4.269%, 3/22/25 (k)	1,000,000	1,103,048
4.800%, 4/5/26	1,750,000	2,062,520
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.55%), 3.073%, 5/22/28 (k)	295,000	319,658
(ICE LIBOR USD 3 Month + 1.75%), 4.892%, 5/18/29 (k)	550,000	658,378
(ICE LIBOR USD 3 Month + 1.87%), 4.445%, 5/8/30 (k)	750,000	892,868
Oesterreichische Kontrollbank AG
2.625%, 1/31/22 (x)	750,000	768,943
2.875%, 3/13/23	750,000	792,277
3.125%, 11/7/23 (x)	2,750,000	2,968,588
1.500%, 2/12/25	375,000	391,821
0.375%, 9/17/25	910,000	906,235
People’s United Financial, Inc.
3.650%, 12/6/22	300,000	314,869
PNC Bank NA
2.950%, 1/30/23	250,000	262,544
(ICE LIBOR USD 3 Month + 0.00%), 1.743%, 2/24/23 (k)	1,165,000	1,184,179
3.500%, 6/8/23	335,000	359,904
3.800%, 7/25/23	1,000,000	1,082,267
3.300%, 10/30/24	1,000,000	1,104,657
2.950%, 2/23/25	250,000	274,060
3.250%, 6/1/25	500,000	556,233
3.100%, 10/25/27	500,000	559,812
3.250%, 1/22/28	1,000,000	1,130,828
2.700%, 10/22/29	395,000	430,580
PNC Financial Services Group, Inc. (The)
2.854%, 11/9/22 (e)	2,000,000	2,096,604
3.500%, 1/23/24	175,000	190,574
3.900%, 4/29/24	500,000	551,531
2.200%, 11/1/24	500,000	530,276
2.600%, 7/23/26	350,000	384,700
3.150%, 5/19/27	750,000	843,261
3.450%, 4/23/29	750,000	866,596
2.550%, 1/22/30	750,000	816,204
Regions Financial Corp.
3.800%, 8/14/23	750,000	814,268
2.250%, 5/18/25	300,000	316,891
Royal Bank of Canada
2.750%, 2/1/22	750,000	770,165
2.800%, 4/29/22	750,000	774,762
1.950%, 1/17/23	625,000	645,341
3.700%, 10/5/23	1,500,000	1,635,834
0.500%, 10/26/23	415,000	416,450
2.550%, 7/16/24	750,000	803,189
2.250%, 11/1/24	750,000	797,294
1.150%, 6/10/25	530,000	539,738
4.650%, 1/27/26	2,000,000	2,359,131
Santander Holdings USA, Inc.
3.700%, 3/28/22	1,590,000	1,644,477
3.400%, 1/18/23	750,000	786,927
3.500%, 6/7/24	350,000	378,374
3.450%, 6/2/25	500,000	547,127
4.500%, 7/17/25	1,500,000	1,692,534
4.400%, 7/13/27	485,000	551,740
Santander UK Group Holdings plc
3.571%, 1/10/23	520,000	535,217

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
(ICE LIBOR USD 3 Month + 1.57%), 4.796%, 11/15/24 (k)	$750,000	$832,398
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.532%, 8/21/26 (k)	1,000,000	1,018,422
(ICE LIBOR USD 3 Month + 1.40%), 3.823%, 11/3/28 (k)	750,000	844,327
Santander UK plc
2.100%, 1/13/23	750,000	775,623
4.000%, 3/13/24	1,000,000	1,105,867
2.875%, 6/18/24	750,000	802,349
Signature Bank
(N.A. + 3.89%), 4.000%, 10/15/30 (k)	250,000	252,188
Skandinaviska Enskilda Banken AB
2.800%, 3/11/22	750,000	772,138
Sumitomo Mitsui Banking Corp.
3.200%, 7/18/22	750,000	781,844
3.000%, 1/18/23	1,000,000	1,051,782
3.950%, 1/10/24	2,250,000	2,462,590
3.400%, 7/11/24	1,000,000	1,090,374
3.650%, 7/23/25	750,000	840,338
Sumitomo Mitsui Financial Group, Inc.
2.846%, 1/11/22	1,500,000	1,537,605
2.778%, 10/18/22	750,000	781,333
3.102%, 1/17/23	1,000,000	1,054,002
3.936%, 10/16/23	750,000	819,808
2.696%, 7/16/24	1,000,000	1,066,226
2.448%, 9/27/24	350,000	372,434
2.348%, 1/15/25	400,000	422,227
1.474%, 7/8/25	925,000	946,936
3.010%, 10/19/26	1,000,000	1,107,201
3.446%, 1/11/27	1,700,000	1,914,862
3.364%, 7/12/27	750,000	842,516
3.352%, 10/18/27	750,000	842,523
3.544%, 1/17/28	2,000,000	2,271,881
4.306%, 10/16/28	750,000	890,218
3.040%, 7/16/29	1,000,000	1,107,198
3.202%, 9/17/29	350,000	381,441
2.724%, 9/27/29	350,000	380,026
2.750%, 1/15/30	400,000	436,730
2.130%, 7/8/30	750,000	779,907
2.142%, 9/23/30	1,500,000	1,503,099
SVB Financial Group
3.125%, 6/5/30	300,000	335,925
Svenska Handelsbanken AB
3.900%, 11/20/23	500,000	550,845
Synovus Financial Corp.
3.125%, 11/1/22	300,000	311,225
Toronto-Dominion Bank (The)
1.900%, 12/1/22	1,250,000	1,288,481
0.750%, 6/12/23	625,000	631,036
3.500%, 7/19/23	750,000	809,143
0.450%, 9/11/23	1,000,000	1,001,510
3.250%, 3/11/24	750,000	815,125
2.650%, 6/12/24	750,000	803,233
1.150%, 6/12/25	750,000	764,756
0.750%, 9/11/25	1,000,000	1,002,446
(USD Swap Semi 5 Year + 2.21%), 3.625%, 9/15/31 (k)	1,000,000	1,132,836
Truist Bank
2.625%, 1/15/22	1,250,000	1,277,788
2.800%, 5/17/22	750,000	773,761
3.000%, 2/2/23	1,000,000	1,051,115
1.250%, 3/9/23	350,000	356,799
3.200%, 4/1/24	750,000	812,907
(ICE LIBOR USD 3 Month + 0.74%), 3.689%, 8/2/24 (k)	500,000	541,489
2.150%, 12/6/24	600,000	635,296
1.500%, 3/10/25	750,000	776,139
3.625%, 9/16/25	1,000,000	1,120,842
4.050%, 11/3/25	185,000	214,018
3.300%, 5/15/26	1,000,000	1,118,373
3.800%, 10/30/26	300,000	344,504
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.15%), 2.636%, 9/17/29 (k)	350,000	370,817
2.250%, 3/11/30	535,000	559,826
Truist Financial Corp.
2.700%, 1/27/22	1,000,000	1,023,635
3.950%, 3/22/22	250,000	260,087
3.050%, 6/20/22	750,000	778,229
2.200%, 3/16/23	750,000	780,340
3.750%, 12/6/23	750,000	823,287
2.500%, 8/1/24	750,000	800,148
2.850%, 10/26/24	500,000	540,079
4.000%, 5/1/25	600,000	678,523
3.700%, 6/5/25	750,000	844,081
1.200%, 8/5/25	500,000	513,137
1.125%, 8/3/27	1,000,000	1,005,973
3.875%, 3/19/29	750,000	872,017
1.950%, 6/5/30	335,000	347,700
US Bancorp
3.000%, 3/15/22	750,000	772,851
2.950%, 7/15/22	1,600,000	1,660,356
3.700%, 1/30/24	500,000	546,890
2.400%, 7/30/24	750,000	799,413
3.600%, 9/11/24	1,000,000	1,104,133
1.450%, 5/12/25	600,000	622,696
3.950%, 11/17/25	500,000	573,964
3.100%, 4/27/26	1,415,000	1,572,677
3.900%, 4/26/28	650,000	774,208
3.000%, 7/30/29	750,000	836,554
1.375%, 7/22/30	600,000	599,826
Series V 2.375%, 7/22/26	2,000,000	2,161,135
US Bank NA
1.800%, 1/21/22	1,000,000	1,015,002
2.650%, 5/23/22	750,000	773,319
1.950%, 1/9/23	300,000	309,724
2.850%, 1/23/23	750,000	788,535
3.400%, 7/24/23	500,000	538,102
2.050%, 1/21/25	1,000,000	1,056,995
2.800%, 1/27/25	1,000,000	1,083,376
Webster Financial Corp.
4.100%, 3/25/29	500,000	562,568

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Wells Fargo & Co.
3.500%, 3/8/22	$1,844,000	$1,910,734
3.069%, 1/24/23	1,000,000	1,027,688
4.125%, 8/15/23	3,000,000	3,267,862
3.750%, 1/24/24	1,250,000	1,364,378
(SOFR + 1.60%), 1.654%, 6/2/24 (k)	815,000	837,335
3.300%, 9/9/24	2,000,000	2,190,177
3.000%, 2/19/25	2,500,000	2,711,059
(ICE LIBOR USD 3 Month + 0.83%), 2.406%, 10/30/25 (k)	1,105,000	1,167,060
(ICE LIBOR USD 3 Month + 0.75%), 2.164%, 2/11/26 (k)	1,250,000	1,311,037
3.000%, 4/22/26	4,000,000	4,399,495
4.100%, 6/3/26	2,000,000	2,286,074
3.000%, 10/23/26	1,500,000	1,660,312
(ICE LIBOR USD 3 Month + 1.17%), 3.196%, 6/17/27 (k)	1,110,000	1,230,198
(ICE LIBOR USD 3 Month + 1.31%), 3.584%, 5/22/28 (k)	8,035,000	9,057,427
(SOFR + 2.10%), 2.393%, 6/2/28 (k)	1,010,000	1,070,109
4.150%, 1/24/29	1,350,000	1,593,107
(ICE LIBOR USD 3 Month + 1.17%), 2.879%, 10/30/30 (k)	1,250,000	1,355,088
(ICE LIBOR USD 3 Month + 1.00%), 2.572%, 2/11/31 (k)	6,125,000	6,468,202
Series M 3.450%, 2/13/23	1,806,000	1,914,082
Wells Fargo Bank NA
3.550%, 8/14/23	1,950,000	2,112,959
Westpac Banking Corp.
2.500%, 6/28/22	1,250,000	1,290,535
2.750%, 1/11/23	750,000	786,582
2.000%, 1/13/23	145,000	149,900
3.650%, 5/15/23	750,000	807,449
3.300%, 2/26/24	1,250,000	1,358,829
2.350%, 2/19/25	1,000,000	1,071,628
2.850%, 5/13/26	750,000	831,493
2.700%, 8/19/26	1,750,000	1,927,205
3.350%, 3/8/27	1,250,000	1,426,316
2.650%, 1/16/30 (x)	350,000	395,114
(USD ICE Swap Rate 5 Year + 2.24%), 4.322%, 11/23/31 (k)	1,000,000	1,140,000
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.75%), 2.668%, 11/15/35 (k)	2,000,000	2,045,176
Wintrust Financial Corp.
4.850%, 6/6/29 (x)	250,000	271,366
Zions Bancorp NA
3.250%, 10/29/29	500,000	526,457

		658,236,075

Capital Markets (2.1%)
Affiliated Managers Group, Inc.
4.250%, 2/15/24	350,000	384,843
3.300%, 6/15/30	210,000	226,625
Ameriprise Financial, Inc.
3.000%, 3/22/22	165,000	170,149
4.000%, 10/15/23	150,000	164,474
3.700%, 10/15/24	750,000	832,118
2.875%, 9/15/26	500,000	553,142
Ares Capital Corp.
3.625%, 1/19/22	600,000	616,649
3.500%, 2/10/23	750,000	791,455
4.200%, 6/10/24	560,000	604,353
4.250%, 3/1/25	500,000	541,680
3.250%, 7/15/25	500,000	526,405
3.875%, 1/15/26	1,000,000	1,083,332
Bank of New York Mellon Corp. (The)
1.950%, 8/23/22	625,000	642,252
1.850%, 1/27/23	575,000	593,855
2.950%, 1/29/23	500,000	525,839
3.500%, 4/28/23	750,000	805,382
(ICE LIBOR USD 3 Month + 0.63%), 2.661%, 5/16/23 (k)	700,000	721,989
3.450%, 8/11/23	750,000	808,901
2.200%, 8/16/23	425,000	445,667
0.350%, 12/7/23	625,000	625,962
2.100%, 10/24/24	675,000	714,647
2.800%, 5/4/26	750,000	827,688
2.450%, 8/17/26	1,000,000	1,088,054
3.250%, 5/16/27	700,000	788,391
3.400%, 1/29/28	500,000	571,858
3.850%, 4/28/28	850,000	1,016,754
Series 0012 3.650%, 2/4/24	2,100,000	2,281,483
Series G 3.000%, 2/24/25	1,500,000	1,646,226
BGC Partners, Inc.
5.375%, 7/24/23	350,000	379,068
3.750%, 10/1/24	200,000	209,553
BlackRock, Inc.
3.375%, 6/1/22	500,000	521,027
3.500%, 3/18/24	1,400,000	1,537,592
3.200%, 3/15/27	347,000	391,798
3.250%, 4/30/29	445,000	511,830
Brookfield Asset Management, Inc.
4.000%, 1/15/25	600,000	672,934
Brookfield Finance, Inc.
4.000%, 4/1/24	750,000	823,356
3.900%, 1/25/28	500,000	575,283
4.350%, 4/15/30	2,000,000	2,399,193
Cboe Global Markets, Inc.
3.650%, 1/12/27	650,000	742,488
Charles Schwab Corp. (The)
2.650%, 1/25/23	500,000	522,885
3.550%, 2/1/24	650,000	711,276
3.000%, 3/10/25	150,000	163,726
3.850%, 5/21/25	750,000	853,147
0.900%, 3/11/26	1,335,000	1,352,195
3.200%, 3/2/27	500,000	563,366
3.250%, 5/22/29	500,000	570,696

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
CI Financial Corp.
3.200%, 12/17/30	$250,000	$255,652
CME Group, Inc.
3.000%, 9/15/22	500,000	522,885
3.000%, 3/15/25	1,000,000	1,094,142
3.750%, 6/15/28	350,000	412,712
Credit Suisse AG
1.000%, 5/5/23	2,415,000	2,448,610
2.950%, 4/9/25	1,000,000	1,094,189
Credit Suisse Group AG
3.800%, 6/9/23	1,000,000	1,074,970
3.750%, 3/26/25	750,000	830,893
4.550%, 4/17/26	2,000,000	2,353,180
Deutsche Bank AG
3.300%, 11/16/22	1,150,000	1,198,928
3.950%, 2/27/23	850,000	901,564
3.700%, 5/30/24	1,500,000	1,612,225
(SOFR + 2.16%), 2.222%, 9/18/24 (k)	265,000	272,018
(SOFR + 2.58%), 3.961%, 11/26/25 (k)	750,000	820,039
4.100%, 1/13/26	1,000,000	1,108,329
(SOFR + 1.87%), 2.129%, 11/24/26 (k)	1,055,000	1,077,251
(SOFR + 3.04%), 3.547%, 9/18/31 (k)	2,355,000	2,543,007
E*TRADE Financial Corp.
2.950%, 8/24/22	500,000	519,477
3.800%, 8/24/27	250,000	286,233
4.500%, 6/20/28	350,000	419,159
Eaton Vance Corp.
3.625%, 6/15/23	500,000	538,420
3.500%, 4/6/27	250,000	277,716
Franklin Resources, Inc.
2.850%, 3/30/25	1,250,000	1,359,086
1.600%, 10/30/30	600,000	594,921
FS KKR Capital Corp.
4.625%, 7/15/24	250,000	263,184
4.125%, 2/1/25	500,000	518,857
3.400%, 1/15/26	500,000	496,935
Goldman Sachs BDC, Inc.
3.750%, 2/10/25	250,000	264,884
2.875%, 1/15/26	250,000	255,001
Goldman Sachs Group, Inc. (The)
5.750%, 1/24/22	1,400,000	1,478,645
3.000%, 4/26/22	2,085,000	2,102,526
3.625%, 1/22/23	244,000	259,909
3.200%, 2/23/23	2,855,000	3,021,671
(ICE LIBOR USD 3 Month + 1.05%), 2.908%, 6/5/23 (k)	1,500,000	1,553,805
3.625%, 2/20/24	1,080,000	1,178,833
4.000%, 3/3/24	3,045,000	3,361,197
3.850%, 7/8/24	2,000,000	2,200,607
3.500%, 1/23/25	3,250,000	3,589,170
3.750%, 5/22/25	2,400,000	2,693,916
(ICE LIBOR USD 3 Month + 1.20%), 3.272%, 9/29/25 (k)	1,830,000	2,001,072
3.750%, 2/25/26	580,000	660,477
3.500%, 11/16/26	1,815,000	2,037,806
3.850%, 1/26/27	2,240,000	2,549,095
(ICE LIBOR USD 3 Month + 1.51%), 3.691%, 6/5/28 (k)	1,000,000	1,149,047
(ICE LIBOR USD 3 Month + 1.30%), 4.223%, 5/1/29 (k)	2,000,000	2,352,331
2.600%, 2/7/30	6,515,000	6,985,599
Series VAR
(SOFR + 0.54%), 0.627%, 11/17/23 (k)	570,000	572,358
(SOFR + 0.79%), 1.093%, 12/9/26 (k)	1,000,000	1,011,070
Golub Capital BDC, Inc.
3.375%, 4/15/24	250,000	253,993
Intercontinental Exchange, Inc.
2.350%, 9/15/22	1,750,000	1,803,596
0.700%, 6/15/23	440,000	442,992
3.450%, 9/21/23	300,000	323,237
4.000%, 10/15/23	850,000	930,721
3.750%, 12/1/25	610,000	690,813
3.750%, 9/21/28	535,000	623,027
Invesco Finance plc
3.125%, 11/30/22	1,000,000	1,051,424
Jefferies Group LLC
5.125%, 1/20/23	117,000	127,770
4.850%, 1/15/27	665,000	772,600
Lazard Group LLC
4.500%, 9/19/28	350,000	414,899
4.375%, 3/11/29	500,000	585,361
Legg Mason, Inc.
4.750%, 3/15/26	250,000	296,190
Moody’s Corp.
4.500%, 9/1/22	31,000	32,705
2.625%, 1/15/23	650,000	679,826
4.875%, 2/15/24	500,000	564,620
Morgan Stanley
2.750%, 5/19/22	2,065,000	2,131,865
4.875%, 11/1/22	312,000	336,384
3.125%, 1/23/23	800,000	844,075
3.750%, 2/25/23	394,000	421,668
4.100%, 5/22/23	2,000,000	2,164,274
(SOFR + 0.47%), 0.560%, 11/10/23 (k)	975,000	977,405
(ICE LIBOR USD 3 Month + 0.85%), 3.737%, 4/24/24 (k)	900,000	966,635
3.700%, 10/23/24	2,000,000	2,223,280
(SOFR + 1.15%), 2.720%, 7/22/25 (k)	500,000	533,828
4.000%, 7/23/25	505,000	576,589
5.000%, 11/24/25	3,000,000	3,568,832
3.875%, 1/27/26	3,000,000	3,436,803
3.125%, 7/27/26	3,000,000	3,352,220
(SOFR + 0.72%), 0.985%, 12/10/26 (k)	2,750,000	2,770,680
3.625%, 1/20/27	4,000,000	4,575,953
(ICE LIBOR USD 3 Month + 1.14%), 3.772%, 1/24/29 (k)	4,300,000	4,984,787
(ICE LIBOR USD 3 Month + 1.63%), 4.431%, 1/23/30 (k)	950,000	1,151,047

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
(SOFR + 1.14%), 2.699%, 1/22/31 (k)	$6,640,000	$7,160,682
Series F
3.875%, 4/29/24	2,500,000	2,768,848
Series I
(SOFR + 0.75%), 0.864%, 10/21/25 (k)	345,000	346,949
Nasdaq, Inc.
0.445%, 12/21/22	300,000	300,353
3.850%, 6/30/26	145,000	165,933
1.650%, 1/15/31 (x)	750,000	742,590
Nomura Holdings, Inc.
2.648%, 1/16/25	380,000	405,147
1.851%, 7/16/25	1,500,000	1,556,693
3.103%, 1/16/30	750,000	817,913
2.679%, 7/16/30	1,000,000	1,059,863
Northern Trust Corp.
2.375%, 8/2/22	500,000	515,007
3.650%, 8/3/28	500,000	588,506
3.150%, 5/3/29	500,000	569,081
1.950%, 5/1/30	560,000	579,995
(ICE LIBOR USD 3 Month + 1.13%), 3.375%, 5/8/32 (k)	468,000	510,696
Oaktree Specialty Lending Corp.
3.500%, 2/25/25	80,000	82,872
Owl Rock Capital Corp.
5.250%, 4/15/24	300,000	324,140
4.000%, 3/30/25	250,000	260,525
3.750%, 7/22/25	350,000	362,786
4.250%, 1/15/26	250,000	262,828
3.400%, 7/15/26	500,000	505,885
S&P Global, Inc.
4.000%, 6/15/25	250,000	285,925
1.250%, 8/15/30	975,000	959,836
Sixth Street Specialty Lending, Inc.
3.875%, 11/1/24	500,000	517,911
Stifel Financial Corp.
4.250%, 7/18/24 (x)	700,000	786,321
4.000%, 5/15/30	500,000	559,121
TD Ameritrade Holding Corp.
2.950%, 4/1/22	250,000	257,214
3.750%, 4/1/24 (x)	750,000	824,597
3.625%, 4/1/25	1,000,000	1,111,746
3.300%, 4/1/27	455,000	510,827

		170,586,076

Consumer Finance (1.5%)
AerCap Ireland Capital DAC
3.500%, 5/26/22	208,000	214,632
3.300%, 1/23/23	500,000	520,174
4.125%, 7/3/23	500,000	534,287
4.500%, 9/15/23	955,000	1,034,995
4.875%, 1/16/24	445,000	486,558
3.150%, 2/15/24	700,000	735,180
2.875%, 8/14/24	350,000	365,632
3.500%, 1/15/25	600,000	636,704
6.500%, 7/15/25	290,000	345,787
4.450%, 10/1/25	350,000	389,031
4.450%, 4/3/26	500,000	558,551
3.650%, 7/21/27	1,000,000	1,080,715
4.625%, 10/15/27	500,000	566,125
3.875%, 1/23/28	500,000	535,754
Ally Financial, Inc.
3.050%, 6/5/23	1,165,000	1,228,456
1.450%, 10/2/23	1,190,000	1,212,693
5.800%, 5/1/25	1,000,000	1,190,903
American Express Co.
2.750%, 5/20/22	500,000	515,425
2.500%, 8/1/22	1,000,000	1,031,805
2.650%, 12/2/22	1,487,000	1,550,826
3.400%, 2/27/23	2,000,000	2,126,027
3.700%, 8/3/23	1,000,000	1,082,980
3.400%, 2/22/24	750,000	816,196
2.500%, 7/30/24	500,000	532,692
3.000%, 10/30/24	750,000	814,943
3.625%, 12/5/24	1,070,000	1,196,380
4.200%, 11/6/25	1,075,000	1,248,718
3.125%, 5/20/26	500,000	559,427
American Express Credit Corp.
3.300%, 5/3/27	1,150,000	1,305,805
American Honda Finance Corp.
1.950%, 5/20/22	220,000	224,762
2.200%, 6/27/22	500,000	513,472
0.400%, 10/21/22	350,000	350,437
2.600%, 11/16/22	650,000	677,041
2.050%, 1/10/23	200,000	206,653
1.950%, 5/10/23	500,000	518,205
0.875%, 7/7/23	500,000	505,914
3.450%, 7/14/23	500,000	538,141
0.650%, 9/8/23	375,000	377,291
3.625%, 10/10/23	500,000	542,255
3.550%, 1/12/24	500,000	543,591
2.900%, 2/16/24	500,000	535,301
2.400%, 6/27/24	500,000	530,438
2.150%, 9/10/24	350,000	370,615
1.200%, 7/8/25	750,000	764,857
1.000%, 9/10/25	500,000	505,204
2.300%, 9/9/26	720,000	775,158
2.350%, 1/8/27	500,000	537,124
3.500%, 2/15/28	500,000	576,778
Andrew W Mellon Foundation (The)
Series 2020
0.947%, 8/1/27	300,000	299,327
Capital One Financial Corp.
3.050%, 3/9/22	600,000	617,679
3.200%, 1/30/23	1,000,000	1,054,708
2.600%, 5/11/23	250,000	261,818
3.900%, 1/29/24	750,000	821,838
3.750%, 4/24/24	1,000,000	1,093,161
3.300%, 10/30/24	350,000	382,593
4.250%, 4/30/25	850,000	967,621
4.200%, 10/29/25	750,000	851,290
3.750%, 7/28/26	2,000,000	2,243,496
3.750%, 3/9/27	1,150,000	1,312,983
3.650%, 5/11/27	500,000	572,678
3.800%, 1/31/28	1,000,000	1,150,127
Caterpillar Financial Services Corp.
0.950%, 5/13/22	750,000	756,778
2.850%, 6/1/22	500,000	517,997
1.900%, 9/6/22	430,000	441,406
1.950%, 11/18/22	500,000	515,192
2.550%, 11/29/22	500,000	521,114
2.625%, 3/1/23	1,000,000	1,049,071

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
3.450%, 5/15/23	$500,000	$536,442
0.650%, 7/7/23	750,000	755,910
0.450%, 9/14/23	535,000	536,776
3.650%, 12/7/23	250,000	273,778
2.850%, 5/17/24	350,000	378,100
3.300%, 6/9/24	1,250,000	1,371,020
2.150%, 11/8/24	850,000	902,583
3.250%, 12/1/24	500,000	552,557
1.450%, 5/15/25	750,000	777,368
0.800%, 11/13/25	350,000	352,176
2.400%, 8/9/26	250,000	271,573
1.100%, 9/14/27	750,000	753,272
Discover Financial Services
5.200%, 4/27/22	100,000	105,997
3.850%, 11/21/22	1,144,000	1,216,731
3.950%, 11/6/24	250,000	276,871
3.750%, 3/4/25	350,000	384,340
4.500%, 1/30/26	500,000	577,246
4.100%, 2/9/27	565,000	650,043
General Motors Financial Co., Inc.
3.450%, 1/14/22	1,000,000	1,026,089
3.450%, 4/10/22	2,000,000	2,056,888
3.150%, 6/30/22	225,000	232,618
3.550%, 7/8/22	700,000	728,157
3.250%, 1/5/23	750,000	785,506
5.200%, 3/20/23	215,000	235,775
3.700%, 5/9/23	875,000	930,930
4.150%, 6/19/23	500,000	537,199
1.700%, 8/18/23	845,000	862,679
5.100%, 1/17/24	500,000	557,318
3.950%, 4/13/24	1,000,000	1,085,575
2.900%, 2/26/25	2,000,000	2,123,565
4.350%, 4/9/25	575,000	642,212
2.750%, 6/20/25	1,250,000	1,330,563
4.300%, 7/13/25	1,250,000	1,405,589
5.250%, 3/1/26	700,000	822,894
4.000%, 10/6/26	750,000	841,020
4.350%, 1/17/27	835,000	949,096
2.700%, 8/20/27	1,000,000	1,052,418
3.850%, 1/5/28	500,000	548,135
5.650%, 1/17/29	350,000	432,338
3.600%, 6/21/30	2,000,000	2,210,952
John Deere Capital Corp.
2.650%, 1/6/22	500,000	511,756
2.750%, 3/15/22	1,000,000	1,029,740
1.950%, 6/13/22	250,000	256,054
0.550%, 7/5/22	280,000	281,172
2.150%, 9/8/22	650,000	670,406
2.700%, 1/6/23	500,000	524,173
2.800%, 3/6/23	500,000	527,231
1.200%, 4/6/23	80,000	81,647
3.450%, 6/7/23	250,000	268,988
0.700%, 7/5/23	250,000	252,676
0.400%, 10/10/23	90,000	90,131
3.650%, 10/12/23	500,000	545,475
2.600%, 3/7/24	335,000	358,042
3.350%, 6/12/24	650,000	710,761
2.650%, 6/24/24	660,000	707,150
2.050%, 1/9/25 (x)	350,000	369,971
3.450%, 3/13/25	1,250,000	1,398,120
3.400%, 9/11/25	350,000	392,735
2.650%, 6/10/26	500,000	549,210
2.250%, 9/14/26	500,000	541,045
1.750%, 3/9/27	175,000	183,427
2.800%, 9/8/27	400,000	445,218
3.050%, 1/6/28	500,000	565,699
3.450%, 3/7/29	270,000	313,892
2.800%, 7/18/29	325,000	362,646
2.450%, 1/9/30	290,000	315,693
PACCAR Financial Corp.
2.650%, 5/10/22	500,000	516,050
2.300%, 8/10/22	1,000,000	1,032,415
1.900%, 2/7/23	155,000	160,209
0.800%, 6/8/23	140,000	141,520
3.400%, 8/9/23 (x)	350,000	377,743
0.350%, 8/11/23	225,000	225,122
2.150%, 8/15/24	250,000	264,485
1.800%, 2/6/25	175,000	183,068
Synchrony Financial
2.850%, 7/25/22	105,000	108,518
4.375%, 3/19/24	165,000	181,593
4.250%, 8/15/24	750,000	823,982
4.500%, 7/23/25	500,000	561,528
3.700%, 8/4/26	500,000	552,294
3.950%, 12/1/27	1,500,000	1,683,208
5.150%, 3/19/29	250,000	301,614
Toyota Motor Credit Corp.
2.600%, 1/11/22	1,000,000	1,023,040
3.300%, 1/12/22	156,000	160,668
2.650%, 4/12/22	750,000	771,728
1.150%, 5/26/22	500,000	505,534
2.800%, 7/13/22	750,000	777,828
0.450%, 7/22/22	1,250,000	1,251,848
2.150%, 9/8/22	850,000	875,588
0.350%, 10/14/22	1,000,000	1,001,511
2.625%, 1/10/23	1,150,000	1,202,421
2.700%, 1/11/23	500,000	523,576
0.500%, 8/14/23	770,000	771,006
1.350%, 8/25/23	500,000	511,778
3.350%, 1/8/24	500,000	542,346
2.900%, 4/17/24	500,000	537,893
2.000%, 10/7/24	500,000	524,572
1.800%, 2/13/25	1,000,000	1,043,750
3.400%, 4/14/25	750,000	834,022
0.800%, 10/16/25	1,000,000	1,000,847
1.150%, 8/13/27	590,000	587,691
3.050%, 1/11/28	500,000	563,204
3.650%, 1/8/29	500,000	593,341
2.150%, 2/13/30	500,000	532,914

		117,015,327

Diversified Financial Services (0.5%)
Berkshire Hathaway, Inc.
3.400%, 1/31/22	500,000	516,548
3.000%, 2/11/23	500,000	527,527
2.750%, 3/15/23	1,000,000	1,049,320
3.125%, 3/15/26	1,395,000	1,556,948
Blackstone Secured Lending Fund
3.650%, 7/14/23§	250,000	260,006
3.625%, 1/15/26§	250,000	257,078
Block Financial LLC
5.250%, 10/1/25	500,000	570,534
3.875%, 8/15/30	230,000	246,817

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
GE Capital Funding LLC
3.450%, 5/15/25§	$750,000	$824,034
4.050%, 5/15/27§	750,000	853,891
4.400%, 5/15/30§	1,065,000	1,251,045
GE Capital International Funding Co. Unlimited Co.
3.373%, 11/15/25	5,000,000	5,533,396
Jefferies Financial Group, Inc.
5.500%, 10/18/23	800,000	880,628
National Rural Utilities Cooperative Finance Corp.
1.750%, 1/21/22	115,000	116,822
2.400%, 4/25/22	300,000	307,642
2.300%, 9/15/22	250,000	257,906
2.700%, 2/15/23	500,000	522,152
3.400%, 11/15/23	1,000,000	1,075,082
2.950%, 2/7/24	210,000	224,606
3.250%, 11/1/25	250,000	277,775
3.050%, 4/25/27	350,000	387,965
3.400%, 2/7/28	500,000	568,418
3.900%, 11/1/28	250,000	293,614
(ICE LIBOR USD 3 Month + 2.91%), 4.750%, 4/30/43 (k)	350,000	366,625
ORIX Corp.
2.900%, 7/18/22	330,000	341,330
4.050%, 1/16/24	500,000	547,806
3.250%, 12/4/24	750,000	818,164
3.700%, 7/18/27	400,000	454,907
Private Export Funding Corp.
Series II 2.050%, 11/15/22	1,125,000	1,162,777
Series KK
3.550%, 1/15/24	729,000	799,465
Shell International Finance BV
2.375%, 8/21/22	1,175,000	1,215,142
3.400%, 8/12/23	900,000	970,324
0.375%, 9/15/23	1,000,000	1,001,103
3.500%, 11/13/23	525,000	570,278
2.000%, 11/7/24	750,000	789,289
3.250%, 5/11/25	2,500,000	2,766,720
2.875%, 5/10/26	1,250,000	1,380,501
2.500%, 9/12/26	1,000,000	1,091,260
3.875%, 11/13/28	750,000	884,179
2.375%, 11/7/29	750,000	802,187
2.750%, 4/6/30	415,000	456,761
Synchrony Bank
3.000%, 6/15/22	770,000	794,868
Voya Financial, Inc.
3.125%, 7/15/24	700,000	757,513
3.650%, 6/15/26	625,000	711,926

		37,042,879

Insurance (0.8%)
Aflac, Inc.
3.625%, 6/15/23	1,150,000	1,242,706
3.625%, 11/15/24	1,000,000	1,112,714
Alleghany Corp.
3.625%, 5/15/30	500,000	564,338
Allied World Assurance Co. Holdings Ltd.
4.350%, 10/29/25	250,000	271,612
Allstate Corp. (The)
3.150%, 6/15/23	156,000	166,220
0.750%, 12/15/25	185,000	185,373
3.280%, 12/15/26	500,000	571,898
1.450%, 12/15/30	300,000	299,226
Series B
(ICE LIBOR USD 3 Month + 2.94%), 5.750%, 8/15/53 (k)	500,000	531,875
American Financial Group, Inc.
3.500%, 8/15/26	635,000	702,180
American International Group, Inc.
4.875%, 6/1/22	750,000	795,678
2.500%, 6/30/25	750,000	804,919
3.750%, 7/10/25	1,380,000	1,545,260
3.900%, 4/1/26	2,000,000	2,284,549
4.200%, 4/1/28	375,000	444,815
4.250%, 3/15/29	500,000	601,134
3.400%, 6/30/30	750,000	857,535
Aon Corp.
2.200%, 11/15/22	220,000	227,092
4.500%, 12/15/28	650,000	790,783
3.750%, 5/2/29	350,000	406,434
2.800%, 5/15/30	500,000	541,054
Aon plc
3.500%, 6/14/24	350,000	383,864
3.875%, 12/15/25	600,000	685,556
Arch Capital Finance LLC
4.011%, 12/15/26	500,000	583,670
Assurant, Inc.
4.000%, 3/15/23	300,000	321,182
4.200%, 9/27/23	250,000	274,203
4.900%, 3/27/28	250,000	291,284
Assured Guaranty US Holdings, Inc.
5.000%, 7/1/24 (x)	500,000	571,041
Athene Holding Ltd.
4.125%, 1/12/28	750,000	832,477
AXIS Specialty Finance LLC
3.900%, 7/15/29	250,000	276,459
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.19%), 4.900%, 1/15/40 (k)	200,000	206,750
AXIS Specialty Finance plc
4.000%, 12/6/27	500,000	559,560
Berkshire Hathaway Finance Corp.
3.000%, 5/15/22	656,000	680,025
1.850%, 3/12/30	165,000	172,985
1.450%, 10/15/30	395,000	400,070
Brighthouse Financial, Inc.
3.700%, 6/22/27	2,000,000	2,150,708
5.625%, 5/15/30	145,000	177,502
Brown & Brown, Inc.
4.200%, 9/15/24	350,000	390,320
4.500%, 3/15/29	300,000	354,398
Chubb INA Holdings, Inc.
3.350%, 5/15/24	600,000	652,438
3.150%, 3/15/25	1,000,000	1,099,546
3.350%, 5/3/26	410,000	463,039
1.375%, 9/15/30	1,665,000	1,658,497
CNA Financial Corp.
4.500%, 3/1/26	500,000	585,619
3.450%, 8/15/27	500,000	564,442
3.900%, 5/1/29	210,000	245,948
2.050%, 8/15/30	170,000	173,226

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Enstar Group Ltd.
4.500%, 3/10/22	$250,000	$259,523
4.950%, 6/1/29	350,000	399,438
Fairfax Financial Holdings Ltd.
4.850%, 4/17/28	250,000	280,345
4.625%, 4/29/30	750,000	836,935
Fidelity National Financial, Inc.
5.500%, 9/1/22	500,000	539,429
4.500%, 8/15/28	475,000	554,559
3.400%, 6/15/30	300,000	328,561
First American Financial Corp.
4.600%, 11/15/24	500,000	561,579
4.000%, 5/15/30	180,000	206,007
Globe Life, Inc.
3.800%, 9/15/22	250,000	263,700
4.550%, 9/15/28	500,000	597,973
2.150%, 8/15/30	500,000	508,120
Hanover Insurance Group, Inc. (The)
4.500%, 4/15/26 (x)	750,000	879,409
Hartford Financial Services Group, Inc. (The)
2.800%, 8/19/29	535,000	584,045
Kemper Corp.
4.350%, 2/15/25	355,000	394,323
2.400%, 9/30/30	500,000	507,940
Lincoln National Corp.
4.000%, 9/1/23	215,000	235,173
3.625%, 12/12/26	500,000	573,360
Loews Corp.
2.625%, 5/15/23	900,000	942,300
3.750%, 4/1/26	300,000	343,526
3.200%, 5/15/30	60,000	68,198
Manulife Financial Corp.
4.150%, 3/4/26	1,000,000	1,161,620
2.484%, 5/19/27	350,000	376,867
(USD ICE Swap Rate 5 Year + 1.65%), 4.061%, 2/24/32 (k)	750,000	823,437
Markel Corp.
3.500%, 11/1/27	350,000	393,705
3.350%, 9/17/29	90,000	101,101
Marsh & McLennan Cos., Inc.
2.750%, 1/30/22	915,000	936,898
3.875%, 3/15/24	500,000	551,596
3.500%, 6/3/24	1,000,000	1,090,210
4.375%, 3/15/29	700,000	850,079
Mercury General Corp.
4.400%, 3/15/27	300,000	334,141
MetLife, Inc.
3.048%, 12/15/22 (e)	1,000,000	1,048,476
3.000%, 3/1/25	500,000	549,125
3.600%, 11/13/25	1,300,000	1,463,498
Series D
4.368%, 9/15/23 (e)	667,000	738,271
Old Republic International Corp.
4.875%, 10/1/24	400,000	457,086
3.875%, 8/26/26	500,000	574,253
PartnerRe Finance B LLC
3.700%, 7/2/29 (x)	350,000	403,678
Principal Financial Group, Inc.
3.100%, 11/15/26	350,000	389,760
3.700%, 5/15/29	375,000	436,286
2.125%, 6/15/30	750,000	777,147
Prudential Financial, Inc.
1.500%, 3/10/26	250,000	259,203
3.878%, 3/27/28	1,000,000	1,179,745
2.100%, 3/10/30 (x)	235,000	247,988
(ICE LIBOR USD 3 Month + 3.92%), 5.625%, 6/15/43 (k)	1,000,000	1,077,500
(ICE LIBOR USD 3 Month + 2.38%), 4.500%, 9/15/47 (k)	1,075,000	1,178,469
(ICE LIBOR USD 3 Month + 2.67%), 5.700%, 9/15/48 (k)	1,500,000	1,725,000
Prudential plc
3.125%, 4/14/30	1,500,000	1,699,437
Reinsurance Group of America, Inc.
4.700%, 9/15/23	1,000,000	1,103,635
3.900%, 5/15/29	175,000	199,755
3.150%, 6/15/30	175,000	190,210
RenaissanceRe Finance, Inc.
3.700%, 4/1/25	250,000	275,324
3.450%, 7/1/27	195,000	213,310
RenaissanceRe Holdings Ltd.
3.600%, 4/15/29	500,000	568,666
Sompo International Holdings Ltd.
4.700%, 10/15/22	250,000	267,219
Trinity Acquisition plc
4.400%, 3/15/26	250,000	292,633
Unum Group
4.000%, 3/15/24	300,000	326,559
4.500%, 3/15/25	225,000	254,733
4.000%, 6/15/29	180,000	202,334
W R Berkley Corp.
4.625%, 3/15/22	750,000	786,245
Willis North America, Inc.
3.600%, 5/15/24	550,000	601,665
4.500%, 9/15/28	500,000	598,169
2.950%, 9/15/29	540,000	587,903

		66,859,583

Thrifts & Mortgage Finance (0.0%)
BPCE SA
4.000%, 4/15/24	1,250,000	1,383,177
3.375%, 12/2/26	500,000	563,898

		1,947,075

Total Financials		1,051,687,015

Health Care (3.3%)
Biotechnology (0.6%)
AbbVie, Inc.
3.450%, 3/15/22	2,440,000	2,518,400
3.250%, 10/1/22	1,300,000	1,354,388
2.900%, 11/6/22	2,519,000	2,633,701
3.200%, 11/6/22	1,000,000	1,045,647
2.300%, 11/21/22	965,000	998,921
2.850%, 5/14/23	1,000,000	1,054,111
3.750%, 11/14/23	700,000	760,696
3.850%, 6/15/24	1,250,000	1,381,408
2.600%, 11/21/24	2,790,000	2,982,000
3.800%, 3/15/25	1,125,000	1,262,189
3.600%, 5/14/25	3,000,000	3,341,109

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
3.200%, 5/14/26	$1,500,000	$1,668,032
2.950%, 11/21/26	1,430,000	1,573,451
3.200%, 11/21/29	3,790,000	4,247,506
Amgen, Inc.
2.700%, 5/1/22	500,000	513,421
2.650%, 5/11/22	600,000	617,945
3.625%, 5/15/22	1,094,000	1,133,230
2.250%, 8/19/23	1,150,000	1,201,869
3.625%, 5/22/24	750,000	820,562
1.900%, 2/21/25	265,000	277,147
3.125%, 5/1/25	250,000	274,900
2.600%, 8/19/26	1,150,000	1,253,949
2.200%, 2/21/27	705,000	748,972
3.200%, 11/2/27	1,250,000	1,401,756
2.450%, 2/21/30	950,000	1,014,292
Baxalta, Inc.
4.000%, 6/23/25	239,000	270,225
Biogen, Inc.
3.625%, 9/15/22	570,000	600,561
4.050%, 9/15/25	570,000	655,064
2.250%, 5/1/30	735,000	762,149
Gilead Sciences, Inc.
1.950%, 3/1/22	255,000	259,126
3.250%, 9/1/22	835,000	869,326
2.500%, 9/1/23	755,000	792,451
0.750%, 9/29/23	465,000	466,174
3.700%, 4/1/24	1,000,000	1,089,754
3.650%, 3/1/26	2,500,000	2,835,249
1.200%, 10/1/27	235,000	235,114
1.650%, 10/1/30	2,790,000	2,792,879
Regeneron Pharmaceuticals, Inc.
1.750%, 9/15/30	2,350,000	2,308,996

		50,016,670

Health Care Equipment & Supplies (0.3%)
Abbott Laboratories
2.550%, 3/15/22	750,000	769,564
3.400%, 11/30/23	1,224,000	1,323,047
2.950%, 3/15/25	1,000,000	1,091,377
3.875%, 9/15/25	490,000	564,316
3.750%, 11/30/26	978,000	1,148,763
1.150%, 1/30/28	170,000	172,121
1.400%, 6/30/30	160,000	162,157
Baxter International, Inc.
2.600%, 8/15/26	500,000	541,547
Becton Dickinson and Co.
2.894%, 6/6/22	853,000	877,524
3.363%, 6/6/24	1,000,000	1,082,500
3.734%, 12/15/24	1,857,000	2,058,284
3.700%, 6/6/27	1,467,000	1,676,047
2.823%, 5/20/30	355,000	389,665
Boston Scientific Corp.
3.450%, 3/1/24	625,000	677,031
3.850%, 5/15/25	382,000	429,892
1.900%, 6/1/25	310,000	323,143
3.750%, 3/1/26	1,000,000	1,139,115
4.000%, 3/1/29	700,000	824,919
Danaher Corp.
3.350%, 9/15/25	310,000	345,854
DH Europe Finance II SARL
2.050%, 11/15/22	500,000	514,619
2.200%, 11/15/24	500,000	528,921
2.600%, 11/15/29	315,000	343,829
Edwards Lifesciences Corp.
4.300%, 6/15/28	750,000	886,957
Medtronic, Inc.
3.500%, 3/15/25	934,000	1,044,151
Smith & Nephew plc
2.032%, 10/14/30	500,000	506,677
Stryker Corp.
0.600%, 12/1/23	165,000	164,406
1.150%, 6/15/25	500,000	507,192
3.375%, 11/1/25	2,000,000	2,238,416
3.500%, 3/15/26	375,000	424,152
3.650%, 3/7/28	600,000	693,495
1.950%, 6/15/30	500,000	513,690
Zimmer Biomet Holdings, Inc.
3.150%, 4/1/22	750,000	771,385
3.700%, 3/19/23	575,000	612,251
3.550%, 4/1/25	1,075,000	1,185,380

		26,532,387

Health Care Providers & Services (1.1%)
Adventist Health System
2.952%, 3/1/29	250,000	270,977
Advocate Health & Hospitals Corp.
3.829%, 8/15/28	100,000	115,060
Series 2020
2.211%, 6/15/30	150,000	156,133
Aetna, Inc.
2.750%, 11/15/22	1,000,000	1,036,059
2.800%, 6/15/23	675,000	710,083
3.500%, 11/15/24	500,000	548,416
AmerisourceBergen Corp.
3.400%, 5/15/24	600,000	652,179
3.450%, 12/15/27	400,000	455,219
2.800%, 5/15/30	750,000	813,599
Anthem, Inc.
3.125%, 5/15/22	500,000	518,057
2.950%, 12/1/22	800,000	836,253
3.300%, 1/15/23	150,000	158,582
3.500%, 8/15/24	1,000,000	1,099,743
3.350%, 12/1/24	500,000	548,770
2.375%, 1/15/25	555,000	590,742
3.650%, 12/1/27	715,000	822,497
4.101%, 3/1/28	3,000,000	3,554,098
2.875%, 9/15/29	200,000	221,430
2.250%, 5/15/30	165,000	174,229
Banner Health
2.338%, 1/1/30	190,000	198,732
Cardinal Health, Inc.
2.616%, 6/15/22	800,000	822,101
3.200%, 3/15/23	1,000,000	1,057,502
3.079%, 6/15/24	500,000	539,480
3.410%, 6/15/27	1,250,000	1,404,377
Cigna Corp.
3.050%, 11/30/22	775,000	810,654
3.750%, 7/15/23	997,000	1,074,472
3.250%, 4/15/25	2,000,000	2,195,618
4.125%, 11/15/25	525,000	602,634
4.500%, 2/25/26	1,000,000	1,172,418
4.375%, 10/15/28	1,340,000	1,623,179
2.400%, 3/15/30	4,350,000	4,625,106

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
CommonSpirit Health
2.760%, 10/1/24	$150,000	$160,752
1.547%, 10/1/25	330,000	339,929
3.347%, 10/1/29	185,000	202,980
2.782%, 10/1/30	340,000	359,138
CVS Health Corp.
3.500%, 7/20/22	1,650,000	1,719,462
2.750%, 12/1/22	2,000,000	2,076,178
3.700%, 3/9/23	179,000	191,556
2.625%, 8/15/24	235,000	251,294
4.100%, 3/25/25	961,000	1,090,795
3.875%, 7/20/25	2,400,000	2,714,915
2.875%, 6/1/26	1,500,000	1,640,851
3.000%, 8/15/26	250,000	275,775
1.300%, 8/21/27	1,500,000	1,503,716
4.300%, 3/25/28	6,665,000	7,881,089
3.250%, 8/15/29	335,000	377,205
1.750%, 8/21/30	6,500,000	6,512,227
HCA, Inc.
4.750%, 5/1/23	845,000	921,518
5.000%, 3/15/24	1,360,000	1,529,665
5.250%, 4/15/25	945,000	1,103,143
5.250%, 6/15/26	1,000,000	1,183,093
4.500%, 2/15/27	820,000	953,250
4.125%, 6/15/29	525,000	607,362
Humana, Inc.
2.900%, 12/15/22	350,000	366,099
3.950%, 3/15/27	375,000	432,692
3.125%, 8/15/29	625,000	688,465
Kaiser Foundation Hospitals
3.500%, 4/1/22	350,000	363,927
3.150%, 5/1/27	375,000	422,050
Laboratory Corp. of America Holdings
3.750%, 8/23/22	56,000	58,569
4.000%, 11/1/23	500,000	544,371
3.250%, 9/1/24	750,000	815,700
2.300%, 12/1/24	250,000	264,022
McKesson Corp.
2.850%, 3/15/23	1,200,000	1,253,016
3.796%, 3/15/24	1,000,000	1,090,614
0.900%, 12/3/25	295,000	296,441
3.950%, 2/16/28	305,000	355,968
4.750%, 5/30/29	350,000	430,654
Mercy Health
Series 2018
4.302%, 7/1/28	125,000	143,439
PeaceHealth Obligated Group
Series 2020
1.375%, 11/15/25	125,000	127,720
Providence St Joseph Health Obligated Group
Series H
2.746%, 10/1/26	400,000	436,488
Quest Diagnostics, Inc.
3.500%, 3/30/25	400,000	445,426
3.450%, 6/1/26	775,000	872,334
SSM Health Care Corp.
Series 2018
3.688%, 6/1/23	750,000	801,031
Sutter Health
Series 20A
1.321%, 8/15/25	350,000	357,161
2.294%, 8/15/30	415,000	422,931
Toledo Hospital (The)
Series B
5.325%, 11/15/28	300,000	348,097
UnitedHealth Group, Inc.
2.875%, 3/15/22	500,000	511,783
3.350%, 7/15/22	1,000,000	1,046,297
2.375%, 10/15/22	750,000	777,297
2.750%, 2/15/23	1,000,000	1,042,917
2.875%, 3/15/23	600,000	632,281
3.500%, 6/15/23	650,000	698,603
3.500%, 2/15/24	200,000	218,757
2.375%, 8/15/24	250,000	266,680
3.750%, 7/15/25	1,000,000	1,136,169
3.700%, 12/15/25	200,000	229,020
1.250%, 1/15/26	265,000	271,685
3.100%, 3/15/26	500,000	560,228
3.450%, 1/15/27	750,000	853,007
2.950%, 10/15/27	1,000,000	1,118,012
3.850%, 6/15/28	1,000,000	1,186,033
3.875%, 12/15/28	250,000	298,588
2.875%, 8/15/29	770,000	867,633
2.000%, 5/15/30	395,000	417,624

		86,474,121

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.
3.875%, 7/15/23	1,094,000	1,185,885
2.750%, 9/15/29	175,000	191,298
2.100%, 6/4/30	290,000	299,851
PerkinElmer, Inc.
3.300%, 9/15/29	625,000	702,400
Thermo Fisher Scientific, Inc.
3.000%, 4/15/23	355,000	375,707
4.150%, 2/1/24	1,000,000	1,099,429
3.650%, 12/15/25	500,000	565,966
2.950%, 9/19/26	245,000	269,936
3.200%, 8/15/27	1,000,000	1,117,846

		5,808,318

Pharmaceuticals (1.2%)
AstraZeneca plc
2.375%, 6/12/22	1,000,000	1,026,258
3.500%, 8/17/23	350,000	377,165
3.375%, 11/16/25	1,500,000	1,682,316
0.700%, 4/8/26	1,000,000	992,093
3.125%, 6/12/27	1,150,000	1,284,356
1.375%, 8/6/30	1,000,000	981,108
Bristol-Myers Squibb Co.
2.600%, 5/16/22	875,000	901,744
2.000%, 8/1/22	656,000	672,908
3.250%, 8/15/22	850,000	889,496
3.550%, 8/15/22	1,000,000	1,051,282
2.750%, 2/15/23	500,000	524,932
3.250%, 2/20/23	1,250,000	1,313,684
4.000%, 8/15/23	850,000	928,016
0.537%, 11/13/23	395,000	395,278
3.625%, 5/15/24	500,000	550,011
2.900%, 7/26/24	1,110,000	1,197,580
3.875%, 8/15/25	1,000,000	1,135,268
0.750%, 11/13/25	600,000	594,893
3.200%, 6/15/26	600,000	669,184
3.250%, 2/27/27	750,000	846,182

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
1.125%, 11/13/27	$600,000	$605,791
3.450%, 11/15/27	750,000	864,384
3.900%, 2/20/28	3,750,000	4,514,366
3.400%, 7/26/29	2,500,000	2,900,131
1.450%, 11/13/30	355,000	354,407
Eli Lilly and Co.
2.350%, 5/15/22	250,000	256,570
2.750%, 6/1/25	707,000	773,124
3.375%, 3/15/29	635,000	736,801
GlaxoSmithKline Capital plc
2.850%, 5/8/22	2,000,000	2,067,681
2.875%, 6/1/22	1,250,000	1,291,789
0.534%, 10/1/23	550,000	552,511
3.000%, 6/1/24	875,000	947,891
GlaxoSmithKline Capital, Inc.
2.800%, 3/18/23	1,156,000	1,215,734
3.375%, 5/15/23	500,000	534,337
3.625%, 5/15/25	280,000	315,360
3.875%, 5/15/28	500,000	590,895
Johnson & Johnson
2.050%, 3/1/23	750,000	773,921
3.375%, 12/5/23	500,000	545,262
2.625%, 1/15/25	750,000	810,073
0.550%, 9/1/25	500,000	497,250
2.450%, 3/1/26	750,000	815,294
2.950%, 3/3/27	2,000,000	2,249,266
0.950%, 9/1/27	625,000	626,352
1.300%, 9/1/30	705,000	708,525
Merck & Co., Inc.
2.350%, 2/10/22	1,000,000	1,022,127
2.400%, 9/15/22	1,200,000	1,235,910
2.800%, 5/18/23	1,700,000	1,798,601
2.900%, 3/7/24	340,000	365,223
2.750%, 2/10/25	1,000,000	1,086,221
0.750%, 2/24/26	440,000	442,132
3.400%, 3/7/29	750,000	874,078
1.450%, 6/24/30	895,000	898,879
Mylan, Inc.
4.550%, 4/15/28	500,000	595,638
Novartis Capital Corp.
2.400%, 5/17/22	750,000	769,417
2.400%, 9/21/22	1,200,000	1,243,182
3.400%, 5/6/24	1,000,000	1,095,763
1.750%, 2/14/25	750,000	784,087
3.000%, 11/20/25	1,500,000	1,661,134
2.000%, 2/14/27	750,000	789,270
3.100%, 5/17/27	1,000,000	1,119,520
Perrigo Finance Unlimited Co.
4.375%, 3/15/26	700,000	784,533
3.150%, 6/15/30	350,000	373,922
Pfizer, Inc.
2.800%, 3/11/22	235,000	242,022
3.000%, 6/15/23	1,000,000	1,062,989
3.200%, 9/15/23	750,000	805,100
2.950%, 3/15/24	750,000	809,297
3.400%, 5/15/24	1,500,000	1,645,455
0.800%, 5/28/25	315,000	317,526
2.750%, 6/3/26	1,000,000	1,099,614
3.000%, 12/15/26	1,500,000	1,684,861
3.600%, 9/15/28	1,350,000	1,585,259
3.450%, 3/15/29	1,000,000	1,167,818
1.700%, 5/28/30	250,000	258,200
Royalty Pharma plc
0.750%, 9/2/23§	535,000	537,111
1.200%, 9/2/25§	715,000	725,163
1.750%, 9/2/27§	455,000	466,782
2.200%, 9/2/30§	415,000	426,022
Sanofi
3.375%, 6/19/23	750,000	803,918
3.625%, 6/19/28	750,000	875,358
Shire Acquisitions Investments Ireland DAC
2.875%, 9/23/23	2,250,000	2,383,916
3.200%, 9/23/26	2,450,000	2,734,914
Takeda Pharmaceutical Co. Ltd.
4.400%, 11/26/23	1,000,000	1,110,206
5.000%, 11/26/28	1,000,000	1,245,381
2.050%, 3/31/30	470,000	481,155
Utah Acquisition Sub, Inc.
3.950%, 6/15/26	1,750,000	2,005,135
Viatris, Inc.
1.125%, 6/22/22§	220,000	222,132
1.650%, 6/22/25§	535,000	553,007
2.300%, 6/22/27§	375,000	397,552
2.700%, 6/22/30§	885,000	936,398
Zoetis, Inc.
3.250%, 2/1/23	1,185,000	1,247,158
4.500%, 11/13/25	750,000	874,779
3.000%, 9/12/27	500,000	555,847
3.900%, 8/20/28	350,000	413,241
2.000%, 5/15/30	500,000	523,051

		90,697,473

Total Health Care		259,528,969

Industrials (2.2%)
Aerospace & Defense (0.6%)
Boeing Co. (The)
2.125%, 3/1/22	250,000	253,556
2.700%, 5/1/22	210,000	215,404
2.800%, 3/1/23	1,000,000	1,037,658
4.508%, 5/1/23	1,500,000	1,621,770
1.875%, 6/15/23	300,000	306,102
1.950%, 2/1/24	330,000	337,870
2.800%, 3/1/24	500,000	525,799
2.850%, 10/30/24	300,000	316,194
4.875%, 5/1/25	1,430,000	1,622,421
2.600%, 10/30/25 (x)	650,000	677,588
2.750%, 2/1/26	600,000	629,950
3.100%, 5/1/26	500,000	529,992
2.250%, 6/15/26	300,000	306,184
2.700%, 2/1/27	365,000	379,480
5.040%, 5/1/27	1,500,000	1,753,812
3.250%, 2/1/28	600,000	642,730
3.450%, 11/1/28	300,000	324,073
3.200%, 3/1/29	500,000	524,298
2.950%, 2/1/30	750,000	775,482
5.150%, 5/1/30	3,000,000	3,596,401
General Dynamics Corp.
2.250%, 11/15/22	1,094,000	1,128,816
3.375%, 5/15/23	625,000	668,445
1.875%, 8/15/23	650,000	674,541
2.375%, 11/15/24	500,000	533,941
3.500%, 5/15/25	750,000	838,558

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
2.125%, 8/15/26	$750,000	$801,854
3.750%, 5/15/28	805,000	940,443
Hexcel Corp.
4.700%, 8/15/25	150,000	167,152
3.950%, 2/15/27	350,000	375,177
L3Harris Technologies, Inc.
3.850%, 6/15/23	535,000	577,409
3.950%, 5/28/24	206,000	226,212
3.832%, 4/27/25	200,000	224,079
3.850%, 12/15/26	245,000	282,644
4.400%, 6/15/28	1,750,000	2,092,881
Leidos, Inc.
2.950%, 5/15/23§	110,000	115,698
3.625%, 5/15/25§	120,000	133,920
4.375%, 5/15/30§	95,000	112,708
Lockheed Martin Corp.
3.100%, 1/15/23	500,000	527,634
2.900%, 3/1/25	250,000	274,118
3.550%, 1/15/26	1,250,000	1,419,311
Northrop Grumman Corp.
2.550%, 10/15/22	1,250,000	1,296,416
3.250%, 8/1/23	2,100,000	2,252,013
2.930%, 1/15/25	1,000,000	1,090,544
3.250%, 1/15/28	1,500,000	1,718,704
Precision Castparts Corp.
2.500%, 1/15/23	562,000	583,741
3.250%, 6/15/25	750,000	828,013
Raytheon Technologies Corp.
2.800%, 3/15/22	1,000,000	1,027,261
2.500%, 12/15/22	500,000	518,187
3.200%, 3/15/24	1,000,000	1,080,654
3.950%, 8/16/25	375,000	427,703
3.500%, 3/15/27	715,000	815,662
3.125%, 5/4/27	1,250,000	1,400,190
4.125%, 11/16/28	2,000,000	2,373,543
Textron, Inc.
3.875%, 3/1/25	285,000	312,772
4.000%, 3/15/26	175,000	197,267
3.650%, 3/15/27	250,000	276,882

		44,691,857

Air Freight & Logistics (0.1%)
CH Robinson Worldwide, Inc.
4.200%, 4/15/28	500,000	594,195
FedEx Corp.
3.400%, 1/14/22	350,000	361,059
2.625%, 8/1/22	276,000	285,639
4.000%, 1/15/24	450,000	495,674
3.200%, 2/1/25	750,000	822,851
3.250%, 4/1/26	500,000	557,397
3.300%, 3/15/27	500,000	570,120
3.400%, 2/15/28	500,000	569,002
4.200%, 10/17/28	500,000	596,681
3.100%, 8/5/29	750,000	836,937
United Parcel Service, Inc.
2.350%, 5/16/22	600,000	616,117
2.450%, 10/1/22	1,000,000	1,037,673
2.500%, 4/1/23	750,000	785,894
2.200%, 9/1/24	150,000	157,812
2.800%, 11/15/24 (x)	500,000	544,010
3.050%, 11/15/27	750,000	849,241
3.400%, 3/15/29	310,000	358,213
2.500%, 9/1/29	150,000	163,183

		10,201,698

Airlines (0.1%)
Southwest Airlines Co.
2.750%, 11/16/22 (x)	250,000	258,151
4.750%, 5/4/23	1,465,000	1,591,933
5.250%, 5/4/25	765,000	885,000
3.000%, 11/15/26	250,000	266,495
5.125%, 6/15/27	850,000	1,009,298
3.450%, 11/16/27	250,000	273,002
2.625%, 2/10/30	350,000	355,685

		4,639,564

Building Products (0.1%)
Carrier Global Corp.
1.923%, 2/15/23	320,000	329,667
2.242%, 2/15/25	750,000	791,470
2.493%, 2/15/27	830,000	895,487
2.722%, 2/15/30	1,570,000	1,677,990
Fortune Brands Home & Security, Inc.
4.000%, 9/21/23	500,000	545,214
4.000%, 6/15/25	350,000	395,456
3.250%, 9/15/29	350,000	386,754
Johnson Controls International plc
3.625%, 7/2/24 (e)	200,000	218,264
1.750%, 9/15/30	265,000	269,681
Lennox International, Inc.
3.000%, 11/15/23	175,000	184,569
1.350%, 8/1/25	135,000	137,653
1.700%, 8/1/27	100,000	103,122
Masco Corp.
4.375%, 4/1/26	810,000	951,095
2.000%, 10/1/30	500,000	507,887
Owens Corning
4.200%, 12/1/24	300,000	331,783
3.400%, 8/15/26	285,000	314,772
3.950%, 8/15/29	250,000	288,025

		8,328,889

Commercial Services & Supplies (0.1%)
Cintas Corp. No. 2
2.900%, 4/1/22	600,000	617,698
3.700%, 4/1/27	600,000	691,748
RELX Capital, Inc.
3.500%, 3/16/23	925,000	984,487
4.000%, 3/18/29	750,000	886,481
3.000%, 5/22/30	250,000	276,973
Republic Services, Inc.
4.750%, 5/15/23	546,000	596,122
2.500%, 8/15/24	235,000	251,467
0.875%, 11/15/25	200,000	201,150
3.375%, 11/15/27	275,000	311,071
3.950%, 5/15/28	750,000	879,121
Steelcase, Inc.
5.125%, 1/18/29	350,000	410,639
Waste Connections, Inc.
3.500%, 5/1/29	750,000	853,355
Waste Management, Inc.
2.900%, 9/15/22	500,000	516,832

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
3.500%, 5/15/24	$500,000	$548,637
3.125%, 3/1/25	1,000,000	1,095,421
0.750%, 11/15/25	135,000	134,867
3.150%, 11/15/27	750,000	835,196
1.150%, 3/15/28	195,000	194,657

		10,285,922

Construction & Engineering (0.0%)
Quanta Services, Inc.
2.900%, 10/1/30	1,000,000	1,071,327

Electrical Equipment (0.1%)
ABB Finance USA, Inc.
2.875%, 5/8/22	1,306,000	1,350,275
Eaton Corp.
2.750%, 11/2/22	1,531,000	1,596,640
3.103%, 9/15/27	500,000	558,481
Emerson Electric Co.
2.625%, 2/15/23	256,000	268,038
3.150%, 6/1/25	350,000	386,390
0.875%, 10/15/26	665,000	668,425
1.800%, 10/15/27	235,000	248,033
Hubbell, Inc.
3.350%, 3/1/26	750,000	818,273
3.150%, 8/15/27	150,000	163,797
3.500%, 2/15/28	500,000	564,193
Rockwell Automation, Inc.
2.875%, 3/1/25	500,000	545,934
3.500%, 3/1/29	300,000	349,274

		7,517,753

Industrial Conglomerates (0.3%)
3M Co.
2.750%, 3/1/22	235,000	241,143
2.000%, 6/26/22	1,000,000	1,025,103
1.750%, 2/14/23	350,000	360,539
2.250%, 3/15/23	355,000	369,893
3.250%, 2/14/24	850,000	922,848
2.000%, 2/14/25	500,000	528,204
3.000%, 8/7/25	750,000	832,348
2.250%, 9/19/26	500,000	537,332
2.875%, 10/15/27	500,000	556,039
3.625%, 9/14/28	500,000	590,836
2.375%, 8/26/29	750,000	813,423
Carlisle Cos., Inc.
3.500%, 12/1/24	530,000	580,604
General Electric Co.
3.450%, 5/1/27	2,000,000	2,246,959
Honeywell International, Inc.
2.150%, 8/8/22	235,000	241,646
0.483%, 8/19/22	715,000	716,144
2.300%, 8/15/24	500,000	531,295
1.350%, 6/1/25	500,000	517,035
2.500%, 11/1/26	1,000,000	1,095,242
2.700%, 8/15/29	295,000	328,408
1.950%, 6/1/30	1,000,000	1,052,327
Pentair Finance SARL
4.500%, 7/1/29	250,000	296,674
Roper Technologies, Inc.
0.450%, 8/15/22	150,000	150,192
3.125%, 11/15/22	625,000	652,785
3.650%, 9/15/23	1,000,000	1,085,493
2.350%, 9/15/24	165,000	175,804
1.000%, 9/15/25	310,000	311,934
3.850%, 12/15/25	125,000	140,917
3.800%, 12/15/26	285,000	329,191
1.400%, 9/15/27	375,000	379,090
2.950%, 9/15/29	210,000	231,291
2.000%, 6/30/30	440,000	448,307
Trane Technologies Luxembourg Finance SA
3.500%, 3/21/26	500,000	562,135
3.800%, 3/21/29	500,000	593,344

		19,444,525

Machinery (0.3%)
Caterpillar, Inc.
2.600%, 6/26/22	844,000	867,481
3.400%, 5/15/24	715,000	781,923
2.600%, 9/19/29	350,000	384,852
CNH Industrial Capital LLC
4.375%, 4/5/22	385,000	402,179
1.950%, 7/2/23	160,000	164,530
4.200%, 1/15/24	700,000	768,792
1.875%, 1/15/26	875,000	917,539
CNH Industrial NV
3.850%, 11/15/27 (x)	655,000	737,549
Crane Co.
4.450%, 12/15/23	400,000	435,148
Cummins, Inc.
3.650%, 10/1/23	500,000	540,332
0.750%, 9/1/25	165,000	165,948
Deere & Co.
2.600%, 6/8/22	312,000	320,523
Dover Corp.
3.150%, 11/15/25	250,000	275,562
2.950%, 11/4/29	105,000	114,402
Flowserve Corp.
4.000%, 11/15/23	700,000	739,707
Fortive Corp.
3.150%, 6/15/26	1,500,000	1,663,475
IDEX Corp.
3.000%, 5/1/30	250,000	274,827
Illinois Tool Works, Inc.
3.500%, 3/1/24	1,000,000	1,094,986
2.650%, 11/15/26	950,000	1,050,031
Kennametal, Inc.
3.875%, 2/15/22	560,000	576,681
4.625%, 6/15/28	250,000	277,686
nVent Finance SARL
3.950%, 4/15/23	500,000	525,344
Oshkosh Corp.
4.600%, 5/15/28	250,000	294,734
Otis Worldwide Corp.
2.056%, 4/5/25	1,030,000	1,087,154
2.293%, 4/5/27	800,000	852,817
2.565%, 2/15/30	925,000	988,346
Parker-Hannifin Corp.
2.700%, 6/14/24	165,000	176,803
3.300%, 11/21/24	600,000	658,745
3.250%, 6/14/29	270,000	305,669
Stanley Black & Decker, Inc.
3.400%, 3/1/26	355,000	399,084
4.250%, 11/15/28	350,000	423,263

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 2.66%), 4.000%, 3/15/60 (k)	$310,000	$330,114
Westinghouse Air Brake Technologies Corp.
4.400%, 3/15/24 (e)	750,000	818,392
3.200%, 6/15/25	180,000	193,950
3.450%, 11/15/26	500,000	546,495
4.950%, 9/15/28 (e)	750,000	886,223
Xylem, Inc.
3.250%, 11/1/26	570,000	639,594
1.950%, 1/30/28	350,000	365,537

		22,046,417

Professional Services (0.0%)
Equifax, Inc.
3.300%, 12/15/22	461,000	483,393
3.950%, 6/15/23	100,000	108,086
2.600%, 12/1/24	250,000	267,712
Thomson Reuters Corp.
4.300%, 11/23/23	500,000	547,848
3.350%, 5/15/26	570,000	640,232
Verisk Analytics, Inc.
4.000%, 6/15/25	400,000	455,032
4.125%, 3/15/29	500,000	596,777

		3,099,080

Road & Rail (0.3%)
Burlington Northern Santa Fe LLC
3.050%, 3/15/22	2,156,000	2,211,947
3.850%, 9/1/23	750,000	814,906
3.750%, 4/1/24	250,000	274,035
3.400%, 9/1/24	500,000	549,917
3.000%, 4/1/25	750,000	823,592
3.650%, 9/1/25	500,000	567,193
3.250%, 6/15/27	400,000	454,451
Canadian National Railway Co.
2.950%, 11/21/24	250,000	272,744
Canadian Pacific Railway Co.
2.900%, 2/1/25	1,000,000	1,083,395
2.050%, 3/5/30	180,000	187,761
CSX Corp.
3.350%, 11/1/25	500,000	559,518
2.600%, 11/1/26	750,000	819,705
3.250%, 6/1/27	550,000	623,909
JB Hunt Transport Services, Inc.
3.300%, 8/15/22	300,000	311,544
3.875%, 3/1/26	500,000	575,250
Kansas City Southern
3.000%, 5/15/23	121,000	125,450
2.875%, 11/15/29	310,000	334,976
Norfolk Southern Corp.
2.903%, 2/15/23	1,150,000	1,206,173
3.650%, 8/1/25	1,000,000	1,125,665
2.900%, 6/15/26	500,000	551,964
3.150%, 6/1/27	365,000	412,278
3.800%, 8/1/28	850,000	1,004,835
2.550%, 11/1/29	500,000	539,685
Ryder System, Inc.
2.800%, 3/1/22	150,000	153,746
2.875%, 6/1/22	135,000	139,252
2.500%, 9/1/22	190,000	195,957
3.400%, 3/1/23	650,000	689,504
3.750%, 6/9/23	500,000	538,393
3.875%, 12/1/23	250,000	273,442
3.650%, 3/18/24	350,000	382,548
2.500%, 9/1/24	385,000	407,631
3.350%, 9/1/25	500,000	554,032
2.900%, 12/1/26	220,000	240,962
Union Pacific Corp.
2.950%, 3/1/22	270,000	278,342
2.950%, 1/15/23	500,000	526,120
2.750%, 4/15/23	1,000,000	1,046,580
3.500%, 6/8/23	750,000	804,134
3.646%, 2/15/24	500,000	546,056
3.150%, 3/1/24	200,000	216,409
3.750%, 7/15/25	625,000	706,962
3.250%, 8/15/25	250,000	276,627
2.750%, 3/1/26	250,000	273,559
2.150%, 2/5/27	500,000	531,777
3.000%, 4/15/27	1,000,000	1,107,708
3.700%, 3/1/29	530,000	617,124
2.400%, 2/5/30	430,000	460,612

		26,398,370

Trading Companies & Distributors (0.2%)
Air Lease Corp.
3.500%, 1/15/22	290,000	298,088
2.625%, 7/1/22	750,000	767,925
2.250%, 1/15/23	235,000	241,084
2.750%, 1/15/23	400,000	412,996
3.875%, 7/3/23	500,000	533,297
4.250%, 9/15/24	1,000,000	1,100,207
2.300%, 2/1/25	350,000	360,908
3.250%, 3/1/25	3,000,000	3,193,859
3.375%, 7/1/25	235,000	252,758
2.875%, 1/15/26	790,000	832,221
3.750%, 6/1/26	375,000	412,345
3.000%, 2/1/30	250,000	258,275
3.125%, 12/1/30	350,000	364,118
Aircastle Ltd.
5.500%, 2/15/22	470,000	490,737
5.000%, 4/1/23	465,000	498,344
4.400%, 9/25/23	500,000	533,617
4.125%, 5/1/24	465,000	492,624
4.250%, 6/15/26	235,000	248,041
BOC Aviation Ltd.
3.000%, 5/23/22 (m)	500,000	509,900
GATX Corp.
4.350%, 2/15/24	1,000,000	1,101,377
3.250%, 3/30/25	400,000	438,807
WW Grainger, Inc.
1.850%, 2/15/25	350,000	367,351

		13,708,879

Total Industrials		171,434,281

Information Technology (3.0%)
Communications Equipment (0.1%)
Cisco Systems, Inc.
3.000%, 6/15/22	450,000	467,880
2.600%, 2/28/23	500,000	524,509
2.200%, 9/20/23	750,000	785,618
3.625%, 3/4/24	1,000,000	1,100,453

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
3.500%, 6/15/25	$425,000	$480,176
2.950%, 2/28/26	750,000	835,769
2.500%, 9/20/26	1,150,000	1,259,254
Juniper Networks, Inc.
1.200%, 12/10/25	210,000	212,475
3.750%, 8/15/29 (x)	500,000	577,325
2.000%, 12/10/30	320,000	315,478
Motorola Solutions, Inc.
4.600%, 2/23/28	550,000	662,290
4.600%, 5/23/29	350,000	419,553

		7,640,780

Electronic Equipment, Instruments & Components (0.2%)
Allegion US Holding Co., Inc.
3.200%, 10/1/24	500,000	533,821
3.550%, 10/1/27	500,000	545,725
Amphenol Corp.
3.200%, 4/1/24	250,000	269,628
2.050%, 3/1/25	1,000,000	1,050,503
Arrow Electronics, Inc.
3.500%, 4/1/22	1,500,000	1,543,547
3.250%, 9/8/24	300,000	324,352
Avnet, Inc.
4.625%, 4/15/26	500,000	561,858
Corning, Inc.
2.900%, 5/15/22	650,000	668,238
Flex Ltd.
4.750%, 6/15/25	800,000	910,750
3.750%, 2/1/26	500,000	556,250
4.875%, 6/15/29	350,000	412,580
4.875%, 5/12/30	665,000	794,675
FLIR Systems, Inc.
2.500%, 8/1/30	250,000	262,582
Jabil, Inc.
4.700%, 9/15/22	1,000,000	1,067,952
3.950%, 1/12/28	270,000	303,688
3.600%, 1/15/30	150,000	165,194
Keysight Technologies, Inc.
4.550%, 10/30/24	600,000	676,587
4.600%, 4/6/27	465,000	550,143
3.000%, 10/30/29	250,000	274,388
Trimble, Inc.
4.150%, 6/15/23	350,000	378,742
4.750%, 12/1/24	350,000	399,879
4.900%, 6/15/28	450,000	532,146
Tyco Electronics Group SA
3.450%, 8/1/24	335,000	359,392
3.700%, 2/15/26	250,000	280,619
3.125%, 8/15/27	365,000	404,335

		13,827,574

IT Services (0.7%)
Amdocs Ltd.
2.538%, 6/15/30	500,000	527,370
Automatic Data Processing, Inc.
3.375%, 9/15/25	500,000	563,533
Broadridge Financial Solutions, Inc.
3.400%, 6/27/26	350,000	391,503
2.900%, 12/1/29	500,000	546,496
DXC Technology Co.
4.250%, 4/15/24	500,000	542,315
Fidelity National Information Services, Inc.
3.500%, 4/15/23	264,000	282,077
3.875%, 6/5/24	271,000	300,100
3.000%, 8/15/26	1,250,000	1,394,756
4.250%, 5/15/28 (x)	1,050,000	1,239,558
3.750%, 5/21/29	100,000	116,921
Fiserv, Inc.
3.500%, 10/1/22	500,000	523,003
3.800%, 10/1/23	375,000	409,525
2.750%, 7/1/24	1,350,000	1,445,923
3.850%, 6/1/25	1,500,000	1,699,330
3.200%, 7/1/26	250,000	279,464
2.250%, 6/1/27	1,000,000	1,064,035
4.200%, 10/1/28	465,000	553,269
3.500%, 7/1/29	890,000	1,017,233
2.650%, 6/1/30	1,500,000	1,619,909
Genpact Luxembourg Sarl
3.375%, 12/1/24	250,000	272,690
Genpact Luxembourg SARL
3.700%, 4/1/22 (e)	250,000	256,421
Global Payments, Inc.
3.750%, 6/1/23	450,000	484,362
4.000%, 6/1/23	500,000	540,837
2.650%, 2/15/25	750,000	802,963
4.800%, 4/1/26	1,000,000	1,191,342
4.450%, 6/1/28	500,000	593,235
3.200%, 8/15/29	750,000	829,438
2.900%, 5/15/30	235,000	255,433
IBM Credit LLC
2.200%, 9/8/22	400,000	412,687
3.000%, 2/6/23	750,000	790,668
International Business Machines Corp.
2.850%, 5/13/22	1,750,000	1,811,252
2.875%, 11/9/22	1,000,000	1,047,928
3.375%, 8/1/23	1,000,000	1,078,190
3.625%, 2/12/24	1,000,000	1,093,843
3.000%, 5/15/24	2,750,000	2,964,152
3.450%, 2/19/26	1,000,000	1,130,140
3.300%, 5/15/26	1,500,000	1,691,719
3.300%, 1/27/27	1,095,000	1,231,606
1.700%, 5/15/27	405,000	420,691
3.500%, 5/15/29	2,965,000	3,409,180
1.950%, 5/15/30	220,000	226,069
Mastercard, Inc.
3.375%, 4/1/24	1,000,000	1,094,892
2.000%, 3/3/25	500,000	529,327
2.950%, 11/21/26	1,150,000	1,286,179
3.500%, 2/26/28	140,000	160,856
2.950%, 6/1/29	700,000	786,068
PayPal Holdings, Inc.
2.200%, 9/26/22	290,000	299,287
1.350%, 6/1/23	555,000	568,147
2.400%, 10/1/24	535,000	571,622
1.650%, 6/1/25	1,000,000	1,042,017
2.650%, 10/1/26	335,000	367,513
2.300%, 6/1/30	1,000,000	1,068,361
Visa, Inc.
2.150%, 9/15/22	1,195,000	1,232,751
2.800%, 12/14/22	1,750,000	1,831,038
3.150%, 12/14/25	3,450,000	3,862,102
0.750%, 8/15/27	465,000	463,637
2.750%, 9/15/27	300,000	333,612

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Western Union Co. (The)
3.600%, 3/15/22	$300,000	$309,759
4.250%, 6/9/23	250,000	270,752
2.850%, 1/10/25	125,000	133,985

		53,263,071

Semiconductors & Semiconductor Equipment (0.7%)
Altera Corp.
4.100%, 11/15/23	600,000	661,616
Analog Devices, Inc.
2.875%, 6/1/23	250,000	264,426
3.125%, 12/5/23	500,000	538,798
3.900%, 12/15/25	450,000	515,413
3.500%, 12/5/26	500,000	568,429
Applied Materials, Inc.
1.750%, 6/1/30	585,000	606,963
Broadcom Corp.
2.650%, 1/15/23	750,000	781,375
3.125%, 1/15/25	715,000	772,217
Broadcom, Inc.
2.250%, 11/15/23	535,000	558,290
4.700%, 4/15/25	3,500,000	4,016,641
3.150%, 11/15/25	790,000	862,704
4.250%, 4/15/26	3,025,000	3,446,835
3.459%, 9/15/26	260,000	287,205
4.110%, 9/15/28	3,692,000	4,220,590
4.750%, 4/15/29	2,500,000	2,975,208
5.000%, 4/15/30	4,500,000	5,466,262
Intel Corp.
2.350%, 5/11/22	800,000	822,066
3.100%, 7/29/22	600,000	626,774
2.700%, 12/15/22	875,000	916,040
3.700%, 7/29/25	1,795,000	2,033,020
2.600%, 5/19/26	500,000	543,708
3.150%, 5/11/27	2,000,000	2,238,458
2.450%, 11/15/29	1,605,000	1,731,553
3.900%, 3/25/30	1,000,000	1,203,275
KLA Corp.
4.100%, 3/15/29	625,000	749,022
Lam Research Corp.
3.800%, 3/15/25	350,000	392,832
3.750%, 3/15/26	750,000	856,565
4.000%, 3/15/29	530,000	629,399
Marvell Technology Group Ltd.
4.200%, 6/22/23	350,000	378,524
4.875%, 6/22/28	350,000	412,447
Maxim Integrated Products, Inc.
3.375%, 3/15/23	400,000	418,784
3.450%, 6/15/27	500,000	560,231
Micron Technology, Inc.
2.497%, 4/24/23	1,000,000	1,043,546
4.640%, 2/6/24	105,000	117,173
4.975%, 2/6/26	350,000	414,685
4.185%, 2/15/27	375,000	436,101
5.327%, 2/6/29	350,000	437,001
NVIDIA Corp.
3.200%, 9/16/26	850,000	958,898
NXP BV
4.875%, 3/1/24§	500,000	563,859
2.700%, 5/1/25§	100,000	107,630
5.350%, 3/1/26§	500,000	602,080
3.875%, 6/18/26§	500,000	571,410
3.150%, 5/1/27§	165,000	180,130
5.550%, 12/1/28§	335,000	426,427
4.300%, 6/18/29§	750,000	891,258
3.400%, 5/1/30§	1,215,000	1,375,088
QUALCOMM, Inc.
3.000%, 5/20/22	2,500,000	2,592,835
2.600%, 1/30/23	1,850,000	1,940,693
2.900%, 5/20/24	1,000,000	1,077,927
3.250%, 5/20/27	1,500,000	1,696,954
2.150%, 5/20/30	500,000	529,997
Texas Instruments, Inc.
1.850%, 5/15/22	500,000	509,928
2.250%, 5/1/23	750,000	784,071
2.625%, 5/15/24	216,000	231,551
1.375%, 3/12/25	105,000	108,693
2.900%, 11/3/27	355,000	395,863
2.250%, 9/4/29	320,000	345,151
Xilinx, Inc.
2.950%, 6/1/24	650,000	700,762

		60,095,381

Software (0.6%)
Adobe, Inc.
1.700%, 2/1/23	290,000	298,563
1.900%, 2/1/25	470,000	496,867
2.150%, 2/1/27	465,000	499,683
Autodesk, Inc.
4.375%, 6/15/25	600,000	686,974
3.500%, 6/15/27	1,000,000	1,126,581
2.850%, 1/15/30	195,000	214,248
CA, Inc.
4.700%, 3/15/27	250,000	277,691
Cadence Design Systems, Inc.
4.375%, 10/15/24	175,000	196,670
Intuit, Inc.
0.650%, 7/15/23	160,000	161,126
0.950%, 7/15/25	250,000	253,035
1.350%, 7/15/27	165,000	168,527
Microsoft Corp.
2.400%, 2/6/22	1,000,000	1,022,975
2.375%, 2/12/22	1,000,000	1,023,085
2.650%, 11/3/22	1,000,000	1,040,285
2.125%, 11/15/22 (x)	500,000	517,410
2.375%, 5/1/23	1,250,000	1,305,727
2.000%, 8/8/23	1,350,000	1,406,196
3.625%, 12/15/23	2,000,000	2,193,822
2.875%, 2/6/24	335,000	360,970
2.700%, 2/12/25	1,500,000	1,628,954
3.125%, 11/3/25	2,600,000	2,902,784
2.400%, 8/8/26	3,260,000	3,558,257
3.300%, 2/6/27	1,000,000	1,139,683
Oracle Corp.
2.500%, 5/15/22	2,000,000	2,052,288
2.500%, 10/15/22	1,875,000	1,947,492
2.625%, 2/15/23	805,000	843,724
3.625%, 7/15/23	1,000,000	1,081,668
2.400%, 9/15/23	1,000,000	1,053,991
3.400%, 7/8/24	2,000,000	2,197,919
2.950%, 11/15/24	750,000	816,168
2.950%, 5/15/25	3,000,000	3,287,924
2.650%, 7/15/26	2,805,000	3,070,903
3.250%, 11/15/27	1,000,000	1,142,612

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
2.950%, 4/1/30	$5,000,000	$5,559,311
salesforce.com, Inc.
3.250%, 4/11/23	375,000	398,907
3.700%, 4/11/28	375,000	440,510
ServiceNow, Inc.
1.400%, 9/1/30	2,000,000	1,934,882
VMware, Inc.
2.950%, 8/21/22	515,000	534,647
3.900%, 8/21/27	2,050,000	2,310,338

		51,153,397

Technology Hardware, Storage & Peripherals (0.7%)
Apple, Inc.
2.150%, 2/9/22	1,000,000	1,020,553
2.500%, 2/9/22	750,000	766,815
2.300%, 5/11/22	1,000,000	1,025,779
2.700%, 5/13/22	1,000,000	1,032,835
1.700%, 9/11/22	440,000	450,590
2.100%, 9/12/22	750,000	772,152
2.400%, 1/13/23	1,000,000	1,040,220
2.850%, 2/23/23	1,250,000	1,312,146
2.400%, 5/3/23	4,707,000	4,927,997
0.750%, 5/11/23	585,000	592,325
3.000%, 2/9/24	495,000	531,507
3.450%, 5/6/24	1,500,000	1,650,431
2.850%, 5/11/24	750,000	809,710
1.800%, 9/11/24	750,000	785,938
2.750%, 1/13/25	750,000	816,210
2.500%, 2/9/25	1,000,000	1,079,023
1.125%, 5/11/25	500,000	511,688
0.550%, 8/20/25	1,000,000	996,482
3.250%, 2/23/26	2,255,000	2,540,353
2.450%, 8/4/26	1,675,000	1,818,291
2.050%, 9/11/26	750,000	797,186
3.350%, 2/9/27	1,500,000	1,708,897
3.200%, 5/11/27	923,000	1,047,324
3.000%, 6/20/27	2,060,000	2,313,718
3.000%, 11/13/27	2,250,000	2,539,914
2.200%, 9/11/29	750,000	806,349
1.650%, 5/11/30	440,000	453,906
1.250%, 8/20/30	1,000,000	994,094
Dell International LLC
5.450%, 6/15/23§	3,075,000	3,421,067
4.000%, 7/15/24§	500,000	550,399
5.850%, 7/15/25§	1,000,000	1,192,265
6.020%, 6/15/26§	2,445,000	2,973,723
4.900%, 10/1/26§	1,300,000	1,532,718
Hewlett Packard Enterprise Co.
4.400%, 10/15/22 (e)	1,500,000	1,587,345
2.250%, 4/1/23	750,000	778,102
1.450%, 4/1/24	600,000	614,631
4.900%, 10/15/25 (e)	3,000,000	3,516,630
1.750%, 4/1/26	600,000	620,029
HP, Inc.
4.050%, 9/15/22	1,000,000	1,060,167
2.200%, 6/17/25	750,000	794,108
3.000%, 6/17/27	750,000	827,445
3.400%, 6/17/30	750,000	831,971
NetApp, Inc.
3.300%, 9/29/24	500,000	545,892
1.875%, 6/22/25	215,000	224,713
2.375%, 6/22/27	300,000	320,147
2.700%, 6/22/30	300,000	318,420

		56,852,205

Total Information Technology		242,832,408

Materials (0.7%)
Chemicals (0.4%)
Air Products and Chemicals, Inc.
2.750%, 2/3/23	1,000,000	1,049,335
3.350%, 7/31/24	750,000	818,774
1.500%, 10/15/25	130,000	135,148
1.850%, 5/15/27	195,000	205,868
2.050%, 5/15/30	125,000	132,387
Albemarle Corp.
4.150%, 12/1/24	250,000	279,465
Cabot Corp.
3.700%, 7/15/22	500,000	519,407
4.000%, 7/1/29	500,000	538,991
Celanese US Holdings LLC
4.625%, 11/15/22	450,000	482,937
3.500%, 5/8/24	300,000	326,429
Dow Chemical Co. (The)
4.550%, 11/30/25	250,000	292,029
3.625%, 5/15/26	500,000	565,137
4.800%, 11/30/28	500,000	612,844
DuPont de Nemours, Inc.
2.169%, 5/1/23	730,000	739,672
4.205%, 11/15/23	1,500,000	1,653,988
4.493%, 11/15/25	1,150,000	1,341,690
4.725%, 11/15/28	2,000,000	2,438,481
Eastman Chemical Co.
3.600%, 8/15/22	1,125,000	1,171,622
3.800%, 3/15/25	1,000,000	1,110,396
Ecolab, Inc.
3.250%, 1/14/23	500,000	529,107
2.700%, 11/1/26	215,000	237,401
EI du Pont de Nemours & Co.
1.700%, 7/15/25	145,000	150,479
FMC Corp.
4.100%, 2/1/24	1,500,000	1,631,276
3.200%, 10/1/26	350,000	388,528
International Flavors & Fragrances, Inc.
4.450%, 9/26/28	385,000	455,814
Linde, Inc.
2.200%, 8/15/22	450,000	461,729
2.700%, 2/21/23 (x)	500,000	524,375
3.200%, 1/30/26	350,000	392,508
1.100%, 8/10/30	500,000	494,585
LYB International Finance BV
4.000%, 7/15/23	1,100,000	1,191,655
LYB International Finance III LLC
1.250%, 10/1/25	245,000	248,426
2.250%, 10/1/30	270,000	277,781
Mosaic Co. (The)
3.250%, 11/15/22	500,000	522,487
4.250%, 11/15/23	1,000,000	1,097,344
4.050%, 11/15/27	750,000	846,804
NewMarket Corp.
4.100%, 12/15/22	167,000	177,177

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Nutrien Ltd.
3.150%, 10/1/22	$131,000	$136,302
1.900%, 5/13/23	175,000	180,073
3.500%, 6/1/23	1,000,000	1,068,903
3.625%, 3/15/24	500,000	546,482
4.000%, 12/15/26	500,000	577,967
4.200%, 4/1/29	280,000	337,918
2.950%, 5/13/30	500,000	551,522
PPG Industries, Inc.
3.200%, 3/15/23	650,000	689,139
2.400%, 8/15/24	250,000	266,625
2.800%, 8/15/29	250,000	273,140
RPM International, Inc.
3.750%, 3/15/27	350,000	387,101
4.550%, 3/1/29	500,000	581,752
Sherwin-Williams Co. (The)
4.200%, 1/15/22	200,000	205,775
3.125%, 6/1/24	575,000	623,868
3.950%, 1/15/26	500,000	571,602
3.450%, 6/1/27	750,000	848,622
2.950%, 8/15/29	500,000	554,823
Westlake Chemical Corp.
3.600%, 8/15/26	500,000	560,013
3.375%, 6/15/30	280,000	308,189

		33,311,892

Construction Materials (0.0%)
Martin Marietta Materials, Inc.
4.250%, 7/2/24	285,000	319,878
3.450%, 6/1/27	321,000	358,603
3.500%, 12/15/27	500,000	567,827
Series CB
2.500%, 3/15/30	235,000	249,176
Vulcan Materials Co.
4.500%, 4/1/25	1,250,000	1,430,035
3.900%, 4/1/27	130,000	148,028

		3,073,547

Containers & Packaging (0.1%)
Avery Dennison Corp.
4.875%, 12/6/28	300,000	370,206
Bemis Co., Inc.
3.100%, 9/15/26	500,000	548,199
2.630%, 6/19/30	220,000	238,065
Berry Global, Inc.
1.570%, 1/15/26§	375,000	378,394
Packaging Corp. of America
4.500%, 11/1/23	200,000	219,772
3.650%, 9/15/24	1,000,000	1,091,011
3.400%, 12/15/27	360,000	409,503
Westrock Co.
3.750%, 3/15/25	500,000	557,036
WestRock RKT LLC
4.900%, 3/1/22	1,500,000	1,575,582
WRKCo. Inc.
3.000%, 9/15/24	500,000	537,507
4.650%, 3/15/26	550,000	646,947
4.000%, 3/15/28	500,000	575,890
3.900%, 6/1/28	175,000	201,114

		7,349,226

Metals & Mining (0.1%)
AngloGold Ashanti Holdings plc
3.750%, 10/1/30	200,000	214,000
BHP Billiton Finance USA Ltd.
2.875%, 2/24/22	682,000	701,518
Newmont Corp.
3.700%, 3/15/23	79,000	83,459
Nucor Corp.
2.000%, 6/1/25	100,000	105,114
3.950%, 5/1/28	1,350,000	1,605,766
Reliance Steel & Aluminum Co.
4.500%, 4/15/23	500,000	542,809
1.300%, 8/15/25	310,000	315,090
2.150%, 8/15/30	275,000	281,151
Rio Tinto Finance USA Ltd.
3.750%, 6/15/25	1,000,000	1,129,032
Southern Copper Corp.
3.500%, 11/8/22	244,000	256,505
3.875%, 4/23/25	300,000	332,813
Steel Dynamics, Inc.
2.800%, 12/15/24	500,000	536,413
2.400%, 6/15/25	465,000	494,306
1.650%, 10/15/27	190,000	195,228
Vale Overseas Ltd.
6.250%, 8/10/26	1,250,000	1,549,219
3.750%, 7/8/30	1,190,000	1,322,015

		9,664,438

Paper & Forest Products (0.1%)
Domtar Corp.
4.400%, 4/1/22	2,000,000	2,034,918
Fibria Overseas Finance Ltd.
5.500%, 1/17/27	625,000	712,305
Suzano Austria GmbH
6.000%, 1/15/29	1,000,000	1,203,437

		3,950,660

Total Materials		57,349,763

Real Estate (1.4%)
Equity Real Estate Investment Trusts (REITs) (1.4%)
Alexandria Real Estate Equities, Inc. (REIT)
4.000%, 1/15/24	805,000	886,199
3.450%, 4/30/25	750,000	833,634
3.800%, 4/15/26	250,000	286,915
American Campus Communities Operating Partnership LP (REIT)
3.750%, 4/15/23	500,000	530,605
3.300%, 7/15/26	300,000	326,068
3.625%, 11/15/27	200,000	219,406
American Homes 4 Rent LP (REIT)
4.250%, 2/15/28	500,000	573,583
American Tower Corp. (REIT)
2.250%, 1/15/22	1,250,000	1,273,323
4.700%, 3/15/22	500,000	525,040
3.500%, 1/31/23	1,150,000	1,221,304
3.000%, 6/15/23	500,000	529,427
0.600%, 1/15/24	280,000	280,019
5.000%, 2/15/24	1,000,000	1,132,088
3.375%, 5/15/24	500,000	543,939
2.950%, 1/15/25	750,000	811,203
2.400%, 3/15/25	500,000	530,362

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
1.300%, 9/15/25	$350,000	$356,430
2.750%, 1/15/27	350,000	378,916
1.500%, 1/31/28	350,000	351,242
3.950%, 3/15/29	500,000	583,809
2.900%, 1/15/30	240,000	261,468
2.100%, 6/15/30	250,000	254,974
1.875%, 10/15/30	2,500,000	2,512,355
AvalonBay Communities, Inc. (REIT)
2.950%, 9/15/22	500,000	518,088
4.200%, 12/15/23	100,000	110,721
3.500%, 11/15/25	250,000	281,983
2.950%, 5/11/26	1,000,000	1,107,207
2.900%, 10/15/26	250,000	276,834
3.350%, 5/15/27	175,000	199,398
Boston Properties LP (REIT)
3.850%, 2/1/23	500,000	531,406
3.125%, 9/1/23	1,000,000	1,062,816
3.200%, 1/15/25	1,750,000	1,911,854
3.400%, 6/21/29	750,000	829,861
Brandywine Operating Partnership LP (REIT)
3.950%, 2/15/23	250,000	258,690
4.100%, 10/1/24	250,000	263,562
3.950%, 11/15/27	300,000	321,848
4.550%, 10/1/29	250,000	276,907
Brixmor Operating Partnership LP (REIT)
3.250%, 9/15/23	750,000	792,595
3.650%, 6/15/24	300,000	324,138
3.850%, 2/1/25	355,000	388,267
4.125%, 6/15/26	275,000	310,326
3.900%, 3/15/27	250,000	277,709
4.125%, 5/15/29	375,000	431,418
4.050%, 7/1/30	375,000	430,082
Camden Property Trust (REIT)
2.950%, 12/15/22	1,150,000	1,196,774
4.100%, 10/15/28	215,000	255,046
CC Holdings GS V LLC (REIT)
3.849%, 4/15/23	500,000	536,529
Columbia Property Trust Operating Partnership LP (REIT)
4.150%, 4/1/25	250,000	263,405
3.650%, 8/15/26	250,000	258,717
Corporate Office Properties LP (REIT)
3.600%, 5/15/23	200,000	210,491
5.000%, 7/1/25	100,000	113,917
2.250%, 3/15/26	270,000	281,794
Crown Castle International Corp. (REIT)
5.250%, 1/15/23	1,000,000	1,094,595
3.150%, 7/15/23	1,970,000	2,094,516
3.200%, 9/1/24	500,000	545,359
1.350%, 7/15/25	100,000	101,601
4.450%, 2/15/26	2,165,000	2,510,373
3.700%, 6/15/26	165,000	185,772
3.650%, 9/1/27	750,000	845,577
CubeSmart LP (REIT)
4.375%, 12/15/23	485,000	535,269
3.125%, 9/1/26	250,000	273,979
4.375%, 2/15/29	150,000	178,117
CyrusOne LP (REIT)
2.900%, 11/15/24	375,000	398,906
3.450%, 11/15/29	435,000	467,943
Digital Realty Trust LP (REIT)
2.750%, 2/1/23	175,000	182,783
3.700%, 8/15/27	1,500,000	1,721,262
Duke Realty LP (REIT)
3.250%, 6/30/26	750,000	837,181
3.375%, 12/15/27	680,000	764,123
4.000%, 9/15/28	300,000	355,500
2.875%, 11/15/29	185,000	204,246
1.750%, 7/1/30	200,000	202,229
Equinix, Inc. (REIT)
2.625%, 11/18/24	635,000	677,431
1.250%, 7/15/25	265,000	268,850
1.000%, 9/15/25	750,000	751,015
2.900%, 11/18/26	455,000	496,469
5.375%, 5/15/27	825,000	896,156
1.800%, 7/15/27	215,000	221,137
1.550%, 3/15/28	375,000	378,750
3.200%, 11/18/29	455,000	501,383
2.150%, 7/15/30	1,000,000	1,015,010
ERP Operating LP (REIT)
3.000%, 4/15/23	1,000,000	1,055,987
3.375%, 6/1/25	1,000,000	1,110,059
3.250%, 8/1/27	355,000	396,471
4.150%, 12/1/28	300,000	359,017
Essex Portfolio LP (REIT)
3.250%, 5/1/23	1,000,000	1,061,834
3.500%, 4/1/25	650,000	719,390
3.375%, 4/15/26	250,000	280,812
4.000%, 3/1/29	500,000	583,232
Federal Realty Investment Trust (REIT)
3.950%, 1/15/24	250,000	271,001
1.250%, 2/15/26	250,000	253,152
3.250%, 7/15/27	500,000	548,974
3.200%, 6/15/29	500,000	543,230
GLP Capital LP (REIT)
5.375%, 11/1/23	380,000	415,146
3.350%, 9/1/24	570,000	597,588
5.250%, 6/1/25	505,000	567,837
5.375%, 4/15/26	750,000	861,563
5.750%, 6/1/28	385,000	455,359
Healthcare Trust of America Holdings LP (REIT)
3.500%, 8/1/26	425,000	480,015
Healthpeak Properties, Inc. (REIT)
4.250%, 11/15/23	25,000	27,629
3.875%, 8/15/24	1,000,000	1,116,511
3.400%, 2/1/25	500,000	554,450
4.000%, 6/1/25	350,000	398,943
3.250%, 7/15/26	175,000	195,535
3.500%, 7/15/29	200,000	227,520
Host Hotels & Resorts LP (REIT)
3.875%, 4/1/24	1,000,000	1,056,146
Series E
4.000%, 6/15/25	310,000	332,731
Kilroy Realty LP (REIT)
3.800%, 1/15/23	450,000	470,625
3.450%, 12/15/24	350,000	379,070
4.375%, 10/1/25	400,000	447,483
4.750%, 12/15/28	350,000	411,288
Kimco Realty Corp. (REIT)
3.400%, 11/1/22	500,000	524,556
3.125%, 6/1/23	1,000,000	1,053,997
2.700%, 3/1/24	250,000	263,214
3.300%, 2/1/25	610,000	667,030
1.900%, 3/1/28	200,000	203,496

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Kite Realty Group LP (REIT)
4.000%, 10/1/26	$250,000	$259,581
Life Storage LP (REIT)
3.875%, 12/15/27	400,000	455,043
4.000%, 6/15/29	500,000	579,821
LifeStorage LP (REIT)
3.500%, 7/1/26	500,000	563,588
Mid-America Apartments LP (REIT)
4.300%, 10/15/23	175,000	190,250
3.750%, 6/15/24	450,000	489,443
4.000%, 11/15/25	350,000	394,467
3.600%, 6/1/27	500,000	565,033
3.950%, 3/15/29	750,000	878,055
National Retail Properties, Inc. (REIT)
3.300%, 4/15/23	700,000	741,314
3.900%, 6/15/24	500,000	542,569
4.000%, 11/15/25	200,000	225,954
3.600%, 12/15/26	250,000	274,101
4.300%, 10/15/28	665,000	783,696
Office Properties Income Trust (REIT)
4.250%, 5/15/24	1,100,000	1,148,628
4.500%, 2/1/25	250,000	264,400
Omega Healthcare Investors, Inc. (REIT)
4.375%, 8/1/23	1,075,000	1,163,434
4.500%, 1/15/25	450,000	492,162
Physicians Realty LP (REIT)
4.300%, 3/15/27	250,000	273,379
Piedmont Operating Partnership LP (REIT)
4.450%, 3/15/24	500,000	538,316
3.150%, 8/15/30	500,000	503,712
Prologis LP (REIT)
3.750%, 11/1/25	445,000	509,546
3.250%, 10/1/26	300,000	338,831
2.125%, 4/15/27	500,000	537,712
4.375%, 2/1/29	155,000	191,616
Public Storage (REIT)
2.370%, 9/15/22	250,000	258,263
3.094%, 9/15/27	300,000	334,508
3.385%, 5/1/29	320,000	364,967
Realty Income Corp. (REIT)
3.250%, 10/15/22	844,000	880,599
4.650%, 8/1/23	1,000,000	1,103,281
3.875%, 4/15/25	750,000	848,373
0.750%, 3/15/26	390,000	386,993
4.125%, 10/15/26	725,000	849,001
3.250%, 6/15/29	350,000	394,611
Regency Centers LP (REIT)
3.600%, 2/1/27	360,000	396,335
4.125%, 3/15/28	500,000	578,666
2.950%, 9/15/29	250,000	268,223
Rexford Industrial Realty LP (REIT)
2.125%, 12/1/30	250,000	250,582
Sabra Health Care LP (REIT)
4.800%, 6/1/24	250,000	267,159
3.900%, 10/15/29	750,000	787,976
Simon Property Group LP (REIT)
2.350%, 1/30/22	500,000	507,592
2.625%, 6/15/22	500,000	512,742
2.750%, 6/1/23	600,000	630,023
3.750%, 2/1/24	1,000,000	1,083,038
2.000%, 9/13/24	500,000	518,509
3.500%, 9/1/25	820,000	905,068
3.250%, 11/30/26	500,000	550,932
3.375%, 6/15/27	1,750,000	1,948,657
3.375%, 12/1/27	750,000	838,140
2.450%, 9/13/29	750,000	784,108
2.650%, 7/15/30	500,000	526,447
SITE Centers Corp. (REIT)
3.625%, 2/1/25	216,000	223,630
4.700%, 6/1/27	165,000	178,269
SL Green Operating Partnership LP (REIT)
3.250%, 10/15/22	300,000	309,259
SL Green Realty Corp. (REIT)
4.500%, 12/1/22	150,000	157,635
Spirit Realty LP (REIT)
3.200%, 1/15/27	500,000	530,598
4.000%, 7/15/29	225,000	252,456
STORE Capital Corp. (REIT)
4.500%, 3/15/28	275,000	312,196
4.625%, 3/15/29	250,000	288,682
2.750%, 11/18/30	250,000	253,638
Tanger Properties LP (REIT)
3.125%, 9/1/26	500,000	498,515
UDR, Inc. (REIT)
4.000%, 10/1/25	250,000	284,277
2.950%, 9/1/26	125,000	137,305
3.500%, 7/1/27	350,000	392,216
3.200%, 1/15/30	1,000,000	1,107,372
Ventas Realty LP (REIT)
3.100%, 1/15/23	500,000	521,650
3.125%, 6/15/23	600,000	633,072
3.500%, 4/15/24 (x)	750,000	812,561
3.750%, 5/1/24	50,000	54,551
2.650%, 1/15/25	1,000,000	1,074,053
3.250%, 10/15/26	800,000	880,726
VEREIT Operating Partnership LP (REIT)
4.600%, 2/6/24	400,000	440,985
4.625%, 11/1/25	500,000	571,746
4.875%, 6/1/26	485,000	571,561
3.950%, 8/15/27	320,000	363,086
2.200%, 6/15/28	500,000	508,840
Vornado Realty LP (REIT)
3.500%, 1/15/25	550,000	580,147
Washington REIT (REIT)
3.950%, 10/15/22	150,000	156,040
Welltower, Inc. (REIT)
4.500%, 1/15/24	1,000,000	1,111,050
3.625%, 3/15/24	565,000	615,274
2.700%, 2/15/27	250,000	272,872
4.250%, 4/15/28	1,225,000	1,416,321
WP Carey, Inc. (REIT)
4.600%, 4/1/24	300,000	334,286
4.000%, 2/1/25	300,000	330,729
4.250%, 10/1/26	400,000	458,835
3.850%, 7/15/29	250,000	281,707

		113,416,699

Real Estate Management & Development (0.0%)
CBRE Services, Inc.
4.875%, 3/1/26	1,500,000	1,764,806
Celulosa Arauco y Constitucion SA
3.875%, 11/2/27	500,000	552,344

		2,317,150

Total Real Estate		115,733,849

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Utilities (1.9%)
Electric Utilities (1.3%)
AEP Texas, Inc.
2.400%, 10/1/22	$350,000	$361,126
AEP Transmission Co. LLC
3.100%, 12/1/26	250,000	280,816
Alabama Power Co.
Series 17A 2.450%, 3/30/22	500,000	512,180
Series 20-A 1.450%, 9/15/30	500,000	497,829
American Electric Power Co., Inc.
3.200%, 11/13/27	400,000	446,017
2.300%, 3/1/30	150,000	156,546
Series F 2.950%, 12/15/22	150,000	156,271
Series J 4.300%, 12/1/28	500,000	593,023
Series M 0.750%, 11/1/23	90,000	90,218
Series N 1.000%, 11/1/25	315,000	318,122
Appalachian Power Co.
3.400%, 6/1/25	350,000	386,181
Arizona Public Service Co.
3.150%, 5/15/25	200,000	219,462
2.950%, 9/15/27	350,000	383,946
2.600%, 8/15/29(x)	250,000	273,218
Atlantic City Electric Co.
4.000%, 10/15/28	350,000	410,482
Avangrid, Inc.
3.150%, 12/1/24	500,000	544,789
3.800%, 6/1/29	750,000	861,580
Baltimore Gas & Electric Co.
2.400%, 8/15/26	700,000	753,986
CenterPoint Energy Houston Electric LLC
2.250%, 8/1/22	250,000	256,261
Series Z 2.400%, 9/1/26	250,000	270,123
Cleco Corporate Holdings LLC
3.743%, 5/1/26 (e)	750,000	833,329
Commonwealth Edison Co.
3.700%, 8/15/28	220,000	257,318
Series 122 2.950%, 8/15/27	500,000	554,332
Connecticut Light & Power Co. (The)
2.500%, 1/15/23	156,000	162,166
Series A 3.200%, 3/15/27	250,000	279,088
Connecticut Light and Power Co. (The)
Series A 0.750%, 12/1/25	250,000	251,440
DTE Electric Co.
3.650%, 3/15/24	245,000	267,246
Duke Energy Carolinas LLC
3.350%, 5/15/22	500,000	520,558
2.500%, 3/15/23	500,000	522,532
2.950%, 12/1/26	1,000,000	1,114,999
3.950%, 11/15/28	500,000	593,803
2.450%, 8/15/29	300,000	323,096
Duke Energy Corp.
2.400%, 8/15/22	300,000	309,036
3.050%, 8/15/22	1,100,000	1,139,224
3.750%, 4/15/24	350,000	383,168
0.900%, 9/15/25	310,000	310,657
3.150%, 8/15/27	750,000	837,938
3.400%, 6/15/29	310,000	349,948
2.450%, 6/1/30	250,000	264,350
Duke Energy Florida LLC
3.200%, 1/15/27	650,000	723,970
3.800%, 7/15/28	750,000	874,810
1.750%, 6/15/30	215,000	218,891
Duke Energy Ohio, Inc.
3.800%, 9/1/23	1,000,000	1,081,063
Duke Energy Progress LLC
3.375%, 9/1/23	435,000	468,315
3.700%, 9/1/28	1,000,000	1,165,990
3.450%, 3/15/29	350,000	400,986
Edison International
2.400%, 9/15/22	400,000	408,732
3.125%, 11/15/22	90,000	93,394
2.950%, 3/15/23	300,000	311,283
3.550%, 11/15/24	200,000	211,617
5.750%, 6/15/27	40,000	47,709
4.125%, 3/15/28	500,000	553,893
Emera US Finance LP
3.550%, 6/15/26	665,000	743,749
Enel Americas SA
4.000%, 10/25/26	165,000	184,852
Enel Chile SA
4.875%, 6/12/28	750,000	883,828
Entergy Arkansas LLC
3.700%, 6/1/24	1,000,000	1,095,523
3.500%, 4/1/26	300,000	338,089
Entergy Corp.
4.000%, 7/15/22	1,000,000	1,047,700
0.900%, 9/15/25	950,000	948,948
2.950%, 9/1/26	300,000	329,840
Entergy Louisiana LLC
0.620%, 11/17/23	600,000	599,865
2.400%, 10/1/26	500,000	539,457
Evergy Kansas Central, Inc.
2.550%, 7/1/26	350,000	380,383
Evergy Metro, Inc.
3.150%, 3/15/23	250,000	263,403
3.650%, 8/15/25	500,000	561,589
Evergy, Inc.
2.450%, 9/15/24	335,000	355,230
2.900%, 9/15/29	500,000	545,851
Eversource Energy
Series H 3.150%, 1/15/25	150,000	162,523
Series K 2.750%, 3/15/22	1,000,000	1,026,702
Series L 2.900%, 10/1/24	500,000	538,232
Series M 3.300%, 1/15/28	500,000	553,303
Series N 3.800%, 12/1/23	210,000	230,470

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Series Q 0.800%, 8/15/25	$150,000	$149,511
Series R 1.650%, 8/15/30	250,000	248,494
Exelon Corp.
3.497%, 6/1/22	1,000,000	1,039,233
3.950%, 6/15/25	750,000	847,518
3.400%, 4/15/26	500,000	559,943
Florida Power & Light Co.
2.750%, 6/1/23	250,000	261,775
Fortis, Inc.
3.055%, 10/4/26	750,000	823,701
Georgia Power Co.
2.850%, 5/15/22	750,000	775,018
3.250%, 4/1/26	350,000	389,996
3.250%, 3/30/27	500,000	553,577
Series A
2.100%, 7/30/23	350,000	365,377
2.200%, 9/15/24	350,000	368,719
Series B 2.650%, 9/15/29	350,000	384,489
Gulf Power Co.
Series A 3.300%, 5/30/27	250,000	279,624
Hydro-Quebec
Series HY 8.400%, 1/15/22	125,000	135,101
Indiana Michigan Power Co.
3.850%, 5/15/28	1,250,000	1,466,932
Interstate Power & Light Co.
3.250%, 12/1/24	500,000	544,659
4.100%, 9/26/28	450,000	535,305
3.600%, 4/1/29	500,000	576,813
Interstate Power and Light Co.
2.300%, 6/1/30	125,000	132,007
ITC Holdings Corp.
2.700%, 11/15/22	400,000	415,917
3.650%, 6/15/24	325,000	353,861
3.250%, 6/30/26	300,000	333,344
3.350%, 11/15/27	400,000	446,883
MidAmerican Energy Co.
3.500%, 10/15/24	300,000	330,298
3.100%, 5/1/27	1,000,000	1,121,029
3.650%, 4/15/29	850,000	1,008,338
Mississippi Power Co.
3.950%, 3/30/28	250,000	288,216
NextEra Energy Capital Holdings, Inc.
2.900%, 4/1/22	375,000	386,857
2.800%, 1/15/23	400,000	418,894
3.150%, 4/1/24	1,000,000	1,079,014
2.750%, 5/1/25	1,000,000	1,080,575
3.250%, 4/1/26	355,000	395,856
3.550%, 5/1/27	1,500,000	1,698,487
3.500%, 4/1/29	500,000	568,237
2.250%, 6/1/30	2,500,000	2,612,195
(ICE LIBOR USD 3 Month + 3.16%), 5.650%, 5/1/79 (k)	500,000	585,000
Northern States Power Co.
2.150%, 8/15/22	700,000	714,392
NSTAR Electric Co.
2.375%, 10/15/22	1,000,000	1,030,360
3.200%, 5/15/27	500,000	557,250
3.250%, 5/15/29	500,000	574,072
Oklahoma Gas & Electric Co.
3.800%, 8/15/28	350,000	408,516
Oncor Electric Delivery Co. LLC
2.750%, 6/1/24	500,000	536,547
0.550%, 10/1/25 §	525,000	522,986
3.700%, 11/15/28	1,250,000	1,460,990
Pacific Gas and Electric Co.
1.750%, 6/16/22	1,770,000	1,774,274
3.450%, 7/1/25	500,000	539,634
2.100%, 8/1/27	750,000	763,110
4.550%, 7/1/30	5,500,000	6,261,043
PacifiCorp
2.950%, 2/1/22	500,000	511,055
3.600%, 4/1/24	600,000	652,913
PECO Energy Co.
2.375%, 9/15/22	500,000	515,162
3.150%, 10/15/25	700,000	777,218
Pinnacle West Capital Corp.
1.300%, 6/15/25	300,000	304,575
Potomac Electric Power Co.
3.600%, 3/15/24	300,000	327,171
PPL Capital Funding, Inc.
4.200%, 6/15/22	1,078,000	1,126,104
3.500%, 12/1/22	1,000,000	1,049,910
3.400%, 6/1/23	250,000	264,970
3.100%, 5/15/26	500,000	551,736
Progress Energy, Inc.
3.150%, 4/1/22	1,250,000	1,283,514
Public Service Co. of Colorado
2.250%, 9/15/22 (x)	500,000	511,797
3.700%, 6/15/28	350,000	407,736
Public Service Electric & Gas Co.
2.375%, 5/15/23	500,000	522,141
3.250%, 9/1/23 (x)	300,000	322,578
2.250%, 9/15/26	450,000	485,636
3.700%, 5/1/28	500,000	580,259
3.650%, 9/1/28	300,000	348,284
3.200%, 5/15/29	250,000	284,428
2.450%, 1/15/30	165,000	178,722
Southern California Edison Co.
2.850%, 8/1/29	660,000	710,261
2.250%, 6/1/30 (x)	355,000	368,485
Series 20C 1.200%, 2/1/26	440,000	443,151
Series A 4.200%, 3/1/29	500,000	585,719
Series B
2.400%, 2/1/22	200,000	203,472
3.650%, 3/1/28	750,000	842,712
Series C 3.500%, 10/1/23	200,000	215,028
Series D 3.400%, 6/1/23	350,000	372,398
Series E 3.700%, 8/1/25	300,000	335,621
Southern Co. (The)
2.950%, 7/1/23	575,000	608,583
Series A 3.700%, 4/30/30	2,000,000	2,295,349

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Southwestern Electric Power Co.
Series K 2.750%, 10/1/26	$500,000	$541,539
Series M 4.100%, 9/15/28	750,000	878,330
Southwestern Public Service Co.
3.300%, 6/15/24	300,000	322,853
Tucson Electric Power Co.
3.050%, 3/15/25	600,000	652,015
1.500%, 8/1/30	225,000	222,650
Union Electric Co.
3.500%, 4/15/24	500,000	544,899
2.950%, 6/15/27	500,000	551,201
3.500%, 3/15/29	500,000	575,916
Virginia Electric and Power Co.
3.450%, 2/15/24	1,000,000	1,077,540
Series A
3.150%, 1/15/26	715,000	791,406
3.500%, 3/15/27	750,000	850,149
3.800%, 4/1/28	500,000	582,227
2.875%, 7/15/29	175,000	194,269
Series B 2.950%, 11/15/26	500,000	555,318
Series C 2.750%, 3/15/23	1,400,000	1,455,883
Wisconsin Electric Power Co.
2.050%, 12/15/24	200,000	210,914
Wisconsin Power & Light Co.
3.050%, 10/15/27	350,000	397,072
Xcel Energy, Inc.
0.500%, 10/15/23	300,000	300,802
3.300%, 6/1/25	500,000	548,827
3.350%, 12/1/26	500,000	559,653
4.000%, 6/15/28	500,000	585,804
2.600%, 12/1/29	350,000	378,333

		104,404,849

Gas Utilities (0.1%)
Atmos Energy Corp.
3.000%, 6/15/27	310,000	342,782
2.625%, 9/15/29	300,000	329,469
CenterPoint Energy Resources Corp.
3.550%, 4/1/23	750,000	800,317
4.000%, 4/1/28	500,000	584,973
Eastern Energy Gas Holdings LLC
Series A 2.500%, 11/15/24	290,000	310,240
Series B 3.000%, 11/15/29	355,000	388,005
National Fuel Gas Co.
3.750%, 3/1/23	1,000,000	1,045,193
5.200%, 7/15/25	1,000,000	1,121,766
3.950%, 9/15/27	300,000	316,259
4.750%, 9/1/28	300,000	323,096
Piedmont Natural Gas Co., Inc.
3.500%, 6/1/29	500,000	573,265
Southern California Gas Co.
3.150%, 9/15/24	550,000	597,986
Series TT
2.600%, 6/15/26	500,000	543,248
Southwest Gas Corp.
2.200%, 6/15/30	500,000	524,762

		7,801,361

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp. (The)
1.375%, 1/15/26§	1,540,000	1,553,337
Enel Generacion Chile SA
4.250%, 4/15/24	400,000	433,875
Exelon Generation Co. LLC
3.250%, 6/1/25	205,000	223,488
PSEG Power LLC
3.850%, 6/1/23	500,000	537,538
Southern Power Co.
4.150%, 12/1/25	500,000	573,380

		3,321,618

Multi-Utilities (0.4%)
Ameren Corp.
2.500%, 9/15/24	160,000	170,502
Ameren Illinois Co.
2.700%, 9/1/22	500,000	516,746
3.800%, 5/15/28	350,000	407,230
1.550%, 11/15/30	210,000	210,596
Berkshire Hathaway Energy Co.
2.800%, 1/15/23	415,000	435,348
3.750%, 11/15/23	1,100,000	1,194,422
Black Hills Corp.
4.250%, 11/30/23	600,000	658,384
3.950%, 1/15/26	350,000	394,397
3.050%, 10/15/29	250,000	272,367
2.500%, 6/15/30	315,000	334,209
CenterPoint Energy, Inc.
3.850%, 2/1/24	400,000	437,858
2.500%, 9/1/24	250,000	265,505
4.250%, 11/1/28	400,000	469,756
CMS Energy Corp.
3.000%, 5/15/26	210,000	231,182
Consolidated Edison Co. of New York, Inc.
3.800%, 5/15/28	550,000	637,508
Series B 3.125%, 11/15/27	300,000	340,021
Series D 4.000%, 12/1/28	500,000	586,607
Consumers Energy Co.
0.350%, 6/1/23	60,000	60,167
3.800%, 11/15/28	750,000	886,757
Delmarva Power & Light Co.
3.500%, 11/15/23	750,000	811,556
Dominion Energy, Inc.
3.071%, 8/15/24 (e)	180,000	194,270
4.250%, 6/1/28	500,000	591,172
Series B 2.750%, 1/15/22	500,000	511,418
Series D 2.850%, 8/15/26	450,000	492,062
DTE Energy Co.
2.250%, 11/1/22	250,000	258,295
2.850%, 10/1/26	750,000	822,566
3.800%, 3/15/27	500,000	573,807
2.950%, 3/1/30	250,000	272,308

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Series B 2.600%, 6/15/22	$175,000	$180,411
3.300%, 6/15/22	300,000	310,803
Series C 3.500%, 6/1/24	1,000,000	1,084,223
2.529%, 10/1/24 (e)	375,000	399,516
3.400%, 6/15/29	175,000	197,551
Series D 3.700%, 8/1/23	500,000	540,432
Series F 1.050%, 6/1/25	525,000	530,290
Series H 0.550%, 11/1/22	430,000	431,403
NiSource, Inc.
0.950%, 8/15/25	580,000	581,482
3.490%, 5/15/27	1,250,000	1,406,547
2.950%, 9/1/29	350,000	382,462
Public Service Enterprise Group, Inc.
2.650%, 11/15/22	1,000,000	1,040,542
2.875%, 6/15/24	700,000	751,031
0.800%, 8/15/25	500,000	498,594
1.600%, 8/15/30	500,000	486,954
San Diego Gas & Electric Co.
2.500%, 5/15/26	500,000	541,641
Series NNN 3.600%, 9/1/23	1,650,000	1,773,799
Series VVV 1.700%, 10/1/30	235,000	236,258
Sempra Energy
2.875%, 10/1/22	563,000	584,777
2.900%, 2/1/23	165,000	173,062
3.550%, 6/15/24	250,000	272,241
3.750%, 11/15/25	300,000	338,211
3.250%, 6/15/27	500,000	556,518
Southern Co. Gas Capital Corp.
2.450%, 10/1/23	650,000	680,135
3.250%, 6/15/26	530,000	591,293
WEC Energy Group, Inc.
0.550%, 9/15/23	500,000	502,543
3.550%, 6/15/25	210,000	233,754
1.375%, 10/15/27	500,000	502,512
1.800%, 10/15/30	500,000	499,188

		29,345,189

Water Utilities (0.0%)
American Water Capital Corp.
3.850%, 3/1/24	800,000	874,481
3.400%, 3/1/25	400,000	441,337
3.750%, 9/1/28	750,000	873,678
3.450%, 6/1/29	500,000	572,182
Essential Utilities, Inc.
3.566%, 5/1/29	300,000	343,075

		3,104,753

Total Utilities		147,977,770

Total Corporate Bonds		2,687,142,100

Foreign Government Securities (2.4%)
Canada Government Bond
2.625%, 1/25/22	1,110,000	1,138,009
2.000%, 11/15/22	3,170,000	3,279,209
1.625%, 1/22/25	2,000,000	2,099,719
Export Development Canada
2.000%, 5/17/22	500,000	512,057
1.750%, 7/18/22	750,000	767,424
2.500%, 1/24/23	2,000,000	2,092,357
1.375%, 2/24/23	1,250,000	1,280,285
2.750%, 3/15/23 (x)	1,000,000	1,055,136
2.625%, 2/21/24	1,000,000	1,074,882
Export-Import Bank of Korea
2.750%, 1/25/22	1,000,000	1,022,500
5.000%, 4/11/22	500,000	528,281
3.000%, 11/1/22	950,000	993,966
3.625%, 11/27/23 (x)	1,000,000	1,091,106
4.000%, 1/14/24 (x)	500,000	549,219
2.375%, 6/25/24	350,000	370,111
2.875%, 1/21/25	1,500,000	1,626,562
1.875%, 2/12/25	200,000	209,097
3.250%, 11/10/25	1,000,000	1,119,375
2.625%, 5/26/26	2,000,000	2,193,125
2.375%, 4/21/27	1,500,000	1,590,938
FMS Wertmanagement AoeR
2.750%, 3/6/23	1,100,000	1,159,000
2.750%, 1/30/24	1,000,000	1,066,066
Hungary Government Bond
5.375%, 2/21/23	1,000,000	1,094,516
5.375%, 3/25/24	3,000,000	3,416,598
Italian Republic Government Bond
6.875%, 9/27/23	2,000,000	2,319,033
2.375%, 10/17/24	1,000,000	1,052,535
1.250%, 2/17/26	2,045,000	2,040,888
2.875%, 10/17/29	1,000,000	1,056,232
Japan Bank for International Cooperation
2.500%, 6/1/22	770,000	793,386
2.375%, 7/21/22	250,000	257,774
1.625%, 10/17/22	335,000	342,421
2.375%, 11/16/22	945,000	979,828
1.750%, 1/23/23	200,000	205,536
0.625%, 5/22/23	525,000	527,688
3.250%, 7/20/23	890,000	953,698
3.375%, 7/31/23 (x)	2,000,000	2,150,975
0.375%, 9/15/23	690,000	689,098
3.375%, 10/31/23	1,500,000	1,623,680
2.500%, 5/23/24	780,000	831,847
1.750%, 10/17/24	440,000	458,975
2.125%, 2/10/25	1,500,000	1,590,833
0.625%, 7/15/25	1,130,000	1,129,369
2.750%, 1/21/26	1,000,000	1,102,958
2.375%, 4/20/26	2,000,000	2,173,198
1.875%, 7/21/26	1,500,000	1,592,179
2.250%, 11/4/26	1,000,000	1,083,465
2.875%, 6/1/27	3,000,000	3,367,292
2.750%, 11/16/27	475,000	530,053
3.250%, 7/20/28	1,500,000	1,745,100
3.500%, 10/31/28	2,000,000	2,376,491
2.000%, 10/17/29	430,000	462,345
Japan International Cooperation Agency
2.750%, 4/27/27	690,000	767,589
3.375%, 6/12/28	500,000	582,237
Oriental Republic of Uruguay
4.500%, 8/14/24	500,000	551,094
4.375%, 10/27/27	2,500,000	2,955,468

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Province of Alberta
1.300%, 7/22/30) (x)	$1,100,000	$1,095,263
Province of British Columbia
2.000%, 10/23/22	1,300,000	1,339,937
1.750%, 9/27/24	300,000	315,088
2.250%, 6/2/26	1,000,000	1,084,237
Province of Manitoba
2.125%, 5/4/22	2,000,000	2,047,859
2.100%, 9/6/22	1,468,000	1,511,575
2.600%, 4/16/24	500,000	534,698
3.050%, 5/14/24	1,000,000	1,085,734
2.125%, 6/22/26	1,000,000	1,076,242
Province of New Brunswick
2.200%, 7/26/22	1,500,000	1,544,271
2.500%, 12/12/22	250,000	260,266
3.350%, 11/1/23	1,150,000	1,243,160
2.950%, 1/23/24	1,000,000	1,075,403
1.875%, 11/13/24	1,500,000	1,577,033
3.625%, 2/24/28	600,000	692,151
3.300%, 3/15/28	1,250,000	1,440,810
Province of Ontario
2.400%, 2/8/22	2,500,000	2,558,612
2.550%, 4/25/22	645,000	664,058
2.450%, 6/29/22	1,700,000	1,753,716
1.750%, 1/24/23	730,000	750,075
3.050%, 1/29/24	1,350,000	1,459,128
3.200%, 5/16/24	2,500,000	2,731,493
2.500%, 4/27/26	2,000,000	2,194,200
2.300%, 6/15/26 (x)	1,750,000	1,902,499
2.000%, 10/2/29	1,250,000	1,338,597
1.125%, 10/7/30	1,000,000	988,795
Province of Quebec
2.625%, 2/13/23	2,531,000	2,656,836
2.500%, 4/9/24 (x)	500,000	534,423
2.875%, 10/16/24	1,000,000	1,091,014
1.500%, 2/11/25	2,000,000	2,083,000
0.600%, 7/23/25 (x)	1,400,000	1,405,692
2.500%, 4/20/26	1,000,000	1,097,453
2.750%, 4/12/27	1,750,000	1,957,840
1.350%, 5/28/30	1,000,000	1,015,238
Republic of Chile
2.250%, 10/30/22	245,000	253,422
3.125%, 1/21/26	3,512,000	3,895,028
3.240%, 2/6/28	1,500,000	1,699,687
Republic of Colombia
2.625%, 3/15/23	1,200,000	1,241,625
4.000%, 2/26/24	2,000,000	2,160,000
4.500%, 1/28/26	1,000,000	1,134,062
3.875%, 4/25/27	2,250,000	2,500,875
3.000%, 1/30/30	300,000	315,188
Republic of Indonesia
2.950%, 1/11/23	1,250,000	1,303,050
4.450%, 2/11/24	340,000	376,550
3.500%, 1/11/28	1,000,000	1,118,750
4.100%, 4/24/28	800,000	929,000
Republic of Korea
3.875%, 9/11/23	250,000	272,891
2.000%, 6/19/24	350,000	366,891
2.750%, 1/19/27	1,750,000	1,903,672
3.500%, 9/20/28	1,000,000	1,166,250
2.500%, 6/19/29	505,000	556,447
Republic of Panama
4.000%, 9/22/24	890,000	983,172
3.750%, 3/16/25	3,000,000	3,313,125
3.160%, 1/23/30	1,500,000	1,660,781
Republic of Peru
4.125%, 8/25/27	1,000,000	1,172,813
2.844%, 6/20/30 (x)	1,000,000	1,107,187
Republic of Philippines
4.200%, 1/21/24	2,400,000	2,661,000
3.000%, 2/1/28	1,150,000	1,271,003
3.750%, 1/14/29	975,000	1,138,922
2.457%, 5/5/30	3,360,000	3,612,000
Republic of Poland
5.000%, 3/23/22	2,062,000	2,178,971
3.000%, 3/17/23	1,750,000	1,847,847
4.000%, 1/22/24	2,250,000	2,488,500
3.250%, 4/6/26	1,500,000	1,690,630
State of Israel Government Bond
4.000%, 6/30/22	1,000,000	1,053,125
3.150%, 6/30/23	500,000	532,812
2.875%, 3/16/26	1,500,000	1,650,000
3.250%, 1/17/28	750,000	855,469
2.500%, 1/15/30	515,000	557,488
Svensk Exportkredit AB
2.375%, 3/9/22	1,000,000	1,024,267
2.000%, 8/30/22	250,000	256,880
1.625%, 11/14/22	1,070,000	1,095,280
2.875%, 3/14/23	1,500,000	1,582,630
0.250%, 9/29/23	255,000	254,771
1.750%, 12/12/23	600,000	624,422
0.375%, 7/30/24	1,500,000	1,497,395
0.500%, 8/26/25	1,000,000	996,878
United Mexican States
3.600%, 1/30/25 (x)	2,000,000	2,222,500
4.125%, 1/21/26	1,865,000	2,144,750
4.150%, 3/28/27	2,745,000	3,177,337
3.750%, 1/11/28	855,000	963,211
4.500%, 4/22/29	455,000	533,488
3.250%, 4/16/30 (x)	5,000,000	5,418,750

Total Foreign Government Securities		188,489,991

Municipal Bonds (0.2%)
Arizona Salt River Project, Agricultural Improvement & Power District, Revenue Bonds, Series 2010A 4.839%, 1/1/41	2,000	2,791
Central Puget Sound Regional Transit Authority, Revenue Bonds, Series 2009P-2T 5.491%, 11/1/39	4,000	5,874
City of Chicago, International Airport, Revenue Bonds, Series 2010B 6.395%, 1/1/40	4,000	6,025
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010EE 6.011%, 6/15/42	4,000	6,356
City of New York, General Obligation Bonds, Series 2009-A1 5.206%, 10/1/31	4,000	5,044

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
City of New York, Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series 2010GG 5.724%, 6/15/42	$2,000	$3,073
City of New York, Transitional Finance Authority, Future Tax Secured Bonds, Revenue Bonds, Series 2011A 5.508%, 8/1/37	8,000	10,994
County of Los Angeles Community College District, General Obligation Bonds, Series 2008-E 6.750%, 8/1/49	4,000	7,188
County of Nashville & Davidson Convention Center Authority, Revenue Bonds, Series 2010B 6.731%, 7/1/43	204,000	309,197
County of San Diego Regional Airport Authority, Revenue Bonds, Series 2010B 6.138%, 5/1/49	4,000	6,252
Florida State Board of Administration Finance Corp. Revenue Bonds, Series 2020A
1.258%, 7/1/25	500,000	511,455
1.705%, 7/1/27	500,000	518,995
2.154%, 7/1/30	500,000	526,110
Georgia Municipal Electric Authority, Revenue Bonds, Series 2010A
7.055%, 4/1/57	3,000	4,337
Los Angeles Community College District, 2020 General Obligation Refunding Bonds
1.606%, 8/1/28	200,000	207,480
1.806%, 8/1/30	200,000	206,482
Metropolitan Government Nashville & Davidson County Health & Educational Facilities, Revenue Bonds, Series B
4.053%, 7/1/26	1,000,000	1,140,600
New Jersey Economic Development Authority, St Pension Funding Revenue, NATL-RE
7.425%, 2/15/29	1,000,000	1,288,910
New Jersey Economic Development Authority, State Pension Funding Bonds,
Series B, AGM (Zero Coupon), 2/15/23	1,000,000	984,910
Ohio State University, Revenue Bonds,
Series 2010C 4.910%, 6/1/40	4,000	5,536
Pennsylvania Turnpike Commission, Revenue Bonds, Series 2010B
5.511%, 12/1/45	1,000	1,515
5.561%, 12/1/49	3,000	4,671
Port Authority of New York and New Jersey Consolidated Notes, Series AAA
1.086%, 7/1/23	665,000	674,908
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds, Series 2010-S1
6.793%, 4/1/30	4,000	4,946
7.043%, 4/1/50	4,000	7,323
State of California Department of Water Resources, Revenue Bonds, Series P
2.000%, 5/1/22	350,000	358,081
State of California Federally Taxable General Obligation Bonds Various Purpose
3.375%, 4/1/25	190,000	212,283
3.500%, 4/1/28	250,000	291,698
State of California, California St Taxable, General Obligation Bonds
2.367%, 4/1/22	1,000,000	1,025,180
State of New York Urban Development Corp., Personal Income Tax, Revenue Bonds, Series 2009E
5.770%, 3/15/39	2,000	2,572
State of Wisconsin, Revenue Bonds
3.154%, 5/1/27	1,300,000	1,471,743
The Regent of The University of California General Revenue Bonds 2020, Series BG
0.883%, 5/15/25	165,000	167,361
1.316%, 5/15/27	250,000	253,998
1.614%, 5/15/30	125,000	126,315
University of California
3.063%, 7/1/25	500,000	551,505

Total Municipal Bonds		10,911,708

Supranational (2.8%)
African Development Bank
1.625%, 9/16/22	1,040,000	1,061,417
2.125%, 11/16/22	250,000	258,007
0.750%, 4/3/23	5,000,000	5,045,516
3.000%, 9/20/23	3,000,000	3,223,020
Asian Development Bank
2.000%, 2/16/22	3,000,000	3,059,771
1.875%, 2/18/22	3,000,000	3,055,874
1.875%, 7/19/22	2,250,000	2,307,387
1.625%, 1/24/23	1,000,000	1,028,689
2.750%, 3/17/23	2,125,000	2,242,438
0.250%, 7/14/23	2,365,000	2,364,658
0.250%, 10/6/23	1,000,000	999,543
1.500%, 10/18/24	2,000,000	2,085,235
2.000%, 1/22/25	3,000,000	3,192,409
0.625%, 4/29/25	5,000,000	5,042,281
0.375%, 9/3/25	2,250,000	2,241,070
2.000%, 4/24/26	1,000,000	1,075,881
1.750%, 8/14/26	1,000,000	1,062,751
2.625%, 1/12/27	2,500,000	2,786,589
2.500%, 11/2/27	2,500,000	2,782,967
2.750%, 1/19/28	1,000,000	1,128,807
3.125%, 9/26/28	400,000	458,141
1.750%, 9/19/29	500,000	531,967

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
1.875%, 1/24/30	$1,000,000	$1,078,819
0.750%, 10/8/30	1,000,000	974,313
Asian Infrastructure Investment Bank (The)
0.250%, 9/29/23	1,335,000	1,335,723
2.250%, 5/16/24	1,350,000	1,436,749
0.500%, 5/28/25	2,000,000	1,982,288
Corp. Andina de Fomento
3.250%, 2/11/22	750,000	770,625
4.375%, 6/15/22	1,500,000	1,576,500
2.375%, 5/12/23	750,000	777,030
3.750%, 11/23/23	1,310,000	1,411,116
1.625%, 9/23/25	750,000	758,437
Council of Europe Development Bank
1.750%, 9/26/22	1,350,000	1,385,385
2.625%, 2/13/23	450,000	472,568
0.250%, 10/20/23	525,000	524,298
2.500%, 2/27/24	825,000	880,870
1.375%, 2/27/25	750,000	777,808
European Bank for Reconstruction & Development
1.875%, 2/23/22	1,000,000	1,018,606
2.125%, 3/7/22	5,500,000	5,620,619
2.750%, 3/7/23	750,000	790,615
0.250%, 7/10/23	1,000,000	1,000,130
1.625%, 9/27/24	350,000	366,949
1.500%, 2/13/25	290,000	303,259
0.500%, 11/25/25	600,000	601,374
European Investment Bank
2.250%, 3/15/22	2,500,000	2,561,133
2.250%, 8/15/22 (x)	3,000,000	3,098,628
1.375%, 9/6/22	1,365,000	1,391,585
2.500%, 3/15/23	6,355,000	6,672,071
2.875%, 8/15/23	2,000,000	2,137,221
0.250%, 9/15/23	6,840,000	6,841,129
3.125%, 12/14/23	2,250,000	2,439,110
3.250%, 1/29/24	3,100,000	3,383,392
2.625%, 3/15/24	1,665,000	1,790,844
2.250%, 6/24/24	2,000,000	2,137,781
2.500%, 10/15/24	1,000,000	1,083,974
1.875%, 2/10/25	3,000,000	3,181,872
1.625%, 3/14/25	1,300,000	1,365,327
0.375%, 12/15/25	2,000,000	1,957,113
2.125%, 4/13/26	2,000,000	2,168,643
2.375%, 5/24/27 (x)	1,000,000	1,106,257
0.625%, 10/21/27	980,000	975,215
1.625%, 10/9/29	410,000	433,336
0.750%, 9/23/30 (x)	750,000	733,112
Inter-American Development Bank
2.125%, 1/18/22	1,000,000	1,019,838
1.750%, 9/14/22	2,500,000	2,564,973
3.000%, 9/26/22	350,000	366,577
2.500%, 1/18/23	3,500,000	3,659,655
0.250%, 11/15/23	2,000,000	1,998,778
2.625%, 1/16/24	2,150,000	2,301,939
3.000%, 2/21/24	2,000,000	2,167,901
2.125%, 1/15/25	2,000,000	2,133,661
1.750%, 3/14/25	10,000,000	10,541,572
0.625%, 7/15/25	5,000,000	5,039,730
2.000%, 6/2/26	1,050,000	1,130,913
2.000%, 7/23/26	1,000,000	1,077,351
0.625%, 9/16/27	1,000,000	987,025
3.125%, 9/18/28 (x)	750,000	873,241
2.250%, 6/18/29	1,000,000	1,102,851
International Bank for Reconstruction & Development
2.000%, 1/26/22	3,500,000	3,566,289
1.625%, 2/10/22	3,000,000	3,046,563
2.125%, 7/1/22	2,000,000	2,056,806
1.875%, 10/7/22	1,000,000	1,029,036
7.625%, 1/19/23	1,000,000	1,150,502
2.125%, 2/13/23 (x)	1,319,000	1,371,589
1.750%, 4/19/23	1,000,000	1,034,577
1.875%, 6/19/23	750,000	780,147
3.000%, 9/27/23	2,250,000	2,418,400
0.250%, 11/24/23	1,000,000	999,918
1.500%, 8/28/24	2,000,000	2,081,658
2.500%, 11/25/24	3,500,000	3,789,321
1.625%, 1/15/25	2,500,000	2,618,261
2.125%, 3/3/25	450,000	481,008
0.750%, 3/11/25	2,000,000	2,024,548
0.625%, 4/22/25	10,000,000	10,067,926
0.375%, 7/28/25 (x)	3,000,000	2,984,387
2.500%, 7/29/25	3,000,000	3,271,775
0.500%, 10/28/25	1,600,000	1,598,802
3.125%, 11/20/25	350,000	393,803
1.875%, 10/27/26	2,000,000	2,146,323
0.750%, 11/24/27	1,855,000	1,852,336
1.750%, 10/23/29	1,350,000	1,438,819
0.750%, 8/26/30	1,685,000	1,642,347
International Finance Corp.
2.000%, 10/24/22	750,000	774,038
0.500%, 3/20/23	250,000	251,428
2.875%, 7/31/23	805,000	858,702
1.375%, 10/16/24	1,125,000	1,166,781
0.375%, 7/16/25	735,000	731,955
2.125%, 4/7/26	2,000,000	2,164,867
0.750%, 8/27/30	750,000	730,888
Nordic Investment Bank
2.125%, 2/1/22	1,000,000	1,020,850
1.375%, 10/17/22	750,000	765,579
0.375%, 5/19/23	600,000	601,799
2.875%, 7/19/23	750,000	799,672
2.250%, 5/21/24	585,000	622,583
0.375%, 9/11/25	1,100,000	1,097,549

Total Supranational		220,734,079

U.S. Government Agency Securities (4.4%)
FFCB
2.350%, 2/12/21	500,000	501,183
0.390%, 6/17/24	10,000,000	10,000,348
FHLB
0.125%, 10/21/22	3,335,000	3,334,800
1.500%, 8/15/24	3,785,000	3,961,496
2.875%, 9/13/24	2,000,000	2,192,713
0.375%, 9/4/25	6,000,000	5,992,043
3.250%, 11/16/28 (x)	5,000,000	5,950,513
5.500%, 7/15/36	3,000	4,627
FHLMC
2.375%, 1/13/22	7,947,000	8,128,357
0.125%, 7/25/22	6,060,000	6,059,612
0.250%, 6/26/23	8,960,000	8,979,734
0.250%, 8/24/23	8,570,000	8,580,236
0.250%, 9/8/23	10,950,000	10,965,020
0.125%, 10/16/23	7,575,000	7,565,593
0.250%, 12/4/23 (x)	21,030,000	21,035,945
0.750%, 7/8/25	5,000,000	5,000,337
0.375%, 9/23/25	9,245,000	9,226,812
0.600%, 10/20/25	10,000,000	10,019,937
FNMA
2.000%, 1/5/22	5,000,000	5,095,043
2.625%, 1/11/22	3,180,000	3,261,228
1.875%, 4/5/22	1,000,000	1,021,834
0.250%, 5/22/23	10,000,000	10,016,013
0.250%, 11/27/23	8,475,000	8,479,392
1.750%, 7/2/24	10,000,000	10,519,198

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
2.625%, 9/6/24	$2,500,000	$2,719,475
0.625%, 4/22/25	17,105,000	17,287,818
0.500%, 6/17/25	10,000,000	10,038,982
0.375%, 8/25/25	9,500,000	9,482,302
0.560%, 10/22/25	10,000,000	9,999,000
0.560%, 11/17/25	10,000,000	10,030,449
0.650%, 12/10/25	10,000,000	10,018,257
0.650%, 12/17/25	10,000,000	10,012,951
2.125%, 4/24/26	8,165,000	8,888,599
1.875%, 9/24/26	7,000,000	7,551,661
0.875%, 12/18/26	10,000,000	10,020,871
0.750%, 10/8/27	40,000,000	40,091,048
0.875%, 8/5/30	20,000,000	19,611,010
Hashemite Kingdom of Jordan
3.000%, 6/30/25	5,000,000	5,520,347
Iraq Government AID Bonds
2.149%, 1/18/22	665,000	678,477
Tennessee Valley Authority
3.875%, 2/15/21	2,830,000	2,842,164
1.875%, 8/15/22	1,000,000	1,027,457
2.875%, 9/15/24	2,400,000	2,628,476
0.750%, 5/15/25 (x)	5,000,000	5,071,921
2.875%, 2/1/27	1,000,000	1,126,658
Ukraine Government AID Bonds
1.471%, 9/29/21	1,000,000	1,008,271

Total U.S. Government Agency Securities		351,548,208

U.S. Treasury Obligations (48.6%)
U.S. Treasury Bonds
7.125%, 2/15/23	4,312,000	4,948,886
U.S. Treasury Notes
1.500%, 1/31/22	12,000,000	12,177,414
2.000%, 2/15/22	35,162,000	35,899,790
2.500%, 2/15/22	7,500,000	7,698,947
1.750%, 2/28/22	25,000,000	25,471,270
1.875%, 2/28/22	15,000,000	15,304,047
2.375%, 3/15/22	43,000,000	44,157,238
1.750%, 3/31/22	25,000,000	25,505,340
1.875%, 3/31/22	16,500,000	16,858,477
1.750%, 4/30/22	5,000,000	5,108,118
1.875%, 4/30/22	25,000,000	25,579,658
1.750%, 5/15/22	72,936,000	74,551,963
1.750%, 5/31/22	39,000,000	39,891,942
1.875%, 5/31/22	15,000,000	15,370,006
1.750%, 6/15/22	10,000,000	10,234,785
0.125%, 6/30/22	40,000,000	40,005,488
1.750%, 6/30/22	17,500,000	17,924,176
1.875%, 7/31/22	20,000,000	20,550,874
2.000%, 7/31/22	22,000,000	22,648,503
1.500%, 8/15/22	30,000,000	30,668,580
1.625%, 8/15/22	6,428,800	6,584,902
0.125%, 8/31/22	45,000,000	45,002,830
1.625%, 8/31/22	22,000,000	22,544,476
1.875%, 8/31/22	35,000,000	36,010,303
0.125%, 10/31/22	35,000,000	35,003,552
1.625%, 11/15/22	65,304,700	67,122,620
0.125%, 11/30/22	35,000,000	35,002,793
2.000%, 11/30/22	15,000,000	15,534,088
2.125%, 12/31/22	2,000,000	2,079,344
1.750%, 1/31/23	31,000,000	32,040,453
2.375%, 1/31/23	7,000,000	7,324,817
2.000%, 2/15/23	35,530,900	36,928,423
1.500%, 2/28/23	35,000,000	36,026,865
2.625%, 2/28/23	24,000,000	25,284,415
1.500%, 3/31/23	27,500,000	28,335,670
2.500%, 3/31/23	15,000,000	15,791,694
1.625%, 4/30/23	27,500,000	28,445,373
1.750%, 5/15/23	64,514,600	66,964,277
1.625%, 5/31/23	37,000,000	38,316,589
2.750%, 5/31/23	35,000,000	37,187,283
1.375%, 6/30/23	30,000,000	30,913,263
2.625%, 6/30/23	9,500,000	10,084,857
1.250%, 7/31/23	10,500,000	10,798,180
2.500%, 8/15/23	24,250,000	25,742,716
1.375%, 8/31/23	22,000,000	22,714,870
1.375%, 9/30/23	40,000,000	41,337,624
1.625%, 10/31/23	38,000,000	39,582,670
0.250%, 11/15/23	10,000,000	10,026,986
2.750%, 11/15/23	37,000,000	39,751,605
2.125%, 11/30/23	29,000,000	30,658,182
2.250%, 12/31/23	15,000,000	15,934,611
2.250%, 1/31/24	30,000,000	31,913,574
2.500%, 1/31/24	17,500,000	18,748,734
2.750%, 2/15/24	39,500,000	42,670,807
2.125%, 2/29/24	42,000,000	44,571,307
2.375%, 2/29/24	6,500,000	6,947,846
2.125%, 3/31/24	21,000,000	22,312,639
2.000%, 4/30/24	30,000,000	31,795,524
2.500%, 5/15/24	30,000,000	32,323,890
2.000%, 5/31/24	23,000,000	24,404,309
1.750%, 6/30/24	14,000,000	14,751,038
2.000%, 6/30/24	27,500,000	29,213,388
1.750%, 7/31/24	40,000,000	42,187,160
2.125%, 7/31/24	35,000,000	37,384,099
2.375%, 8/15/24	100,000,000	107,764,660
1.250%, 8/31/24	17,000,000	17,632,012
1.875%, 8/31/24	30,000,000	31,803,744
1.500%, 9/30/24	10,000,000	10,471,340
2.125%, 9/30/24	35,000,000	37,465,071
1.500%, 10/31/24	31,000,000	32,491,894
2.250%, 10/31/24	25,000,000	26,913,997
2.250%, 11/15/24	66,000,000	71,097,794
1.500%, 11/30/24	16,000,000	16,777,435
2.250%, 12/31/24	20,000,000	21,583,368
1.375%, 1/31/25	13,000,000	13,585,374
2.000%, 2/15/25	35,000,000	37,475,991
1.125%, 2/28/25	16,000,000	16,562,933
2.625%, 3/31/25	23,000,000	25,267,545
2.125%, 5/15/25	12,000,000	12,952,859
2.000%, 8/15/25	25,000,000	26,932,715
0.250%, 10/31/25	30,000,000	29,868,687
2.250%, 11/15/25	117,000,000	127,781,819
0.375%, 12/31/25	35,000,000	35,027,006
1.625%, 2/15/26	78,000,000	82,946,027
2.375%, 4/30/26	20,000,000	22,082,810
1.625%, 5/15/26	74,000,000	78,784,211
1.875%, 6/30/26	5,000,000	5,393,734
1.875%, 7/31/26	25,000,000	26,984,242
1.500%, 8/15/26	148,000,000	156,671,172
1.625%, 10/31/26	21,000,000	22,393,249
2.000%, 11/15/26	128,000,000	139,292,877
2.250%, 2/15/27	39,000,000	43,105,838
2.375%, 5/15/27	32,000,000	35,689,875
2.250%, 8/15/27	48,000,000	53,217,835
2.250%, 11/15/27	35,000,000	38,858,796
0.625%, 11/30/27	35,000,000	34,991,180

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
2.750%, 2/15/28	$39,500,000	$45,286,497
2.875%, 5/15/28	37,000,000	42,859,320
2.875%, 8/15/28	49,000,000	56,916,308
3.125%, 11/15/28	77,500,000	91,751,607
2.625%, 2/15/29	49,000,000	56,251,701
2.375%, 5/15/29	64,000,000	72,334,182
1.625%, 8/15/29	24,000,000	25,674,086
1.750%, 11/15/29	26,500,000	28,638,945
1.500%, 2/15/30	82,500,000	87,294,323
0.625%, 5/15/30	25,000,000	24,445,893
0.625%, 8/15/30	85,000,000	82,876,216
0.875%, 11/15/30 (x)	35,000,000	34,881,861

Total U.S. Treasury Obligations		3,853,935,177

Total Long-Term Debt Securities (92.3%)
(Cost $6,902,457,557)		7,318,859,508

	Number of Shares	Value (Note 1)
PREFERRED STOCKS:
Financials (0.0%)
Thrifts & Mortgage Finance (0.0%)
FHLMC,
Series Z (ICE LIBOR USD 3 Month + 4.16%, 7.88% Floor), 8.375% (k)(x)*	17,000	148,920
FNMA,
Series S
(ICE LIBOR USD 3 Month + 4.23%, 7.75% Floor), 8.250% (k)(x)*	22,000	188,760

Total Preferred Stocks (0.0%) (Cost $18,166)		337,680

EXCHANGE TRADED FUNDS (ETF):
Fixed Income (7.1%)
iShares 1-3 Year Treasury Bond ETF	580,000	50,100,400
iShares 3-7 Year Treasury Bond ETF (x)	203,449	27,054,648
iShares 7-10 Year Treasury Bond ETF	25,971	3,115,222
Schwab Intermediate-Term U.S. Treasury ETF (x)	500,000	29,110,000
Schwab Short-Term U.S. Treasury ETF	600,000	30,834,000
Vanguard Intermediate-Term Treasury ETF	2,900,000	201,318,000
Vanguard Short-Term Treasury ETF (x)	3,600,000	221,760,000

Total Exchange Traded Funds (7.1%) (Cost $529,035,191)		563,292,270

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.6%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $100,001, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $102,000. (xx)	$100,000	100,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $6,000,133, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $6,120,021. (xx)	6,000,000	6,000,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $5,162,860, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $5,266,088. (xx)	5,162,831	5,162,831
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $7,000,163, collateralized by various Common Stocks; total market value $7,777,869. (xx)	7,000,000	7,000,000
NBC Global Finance Ltd., 0.28%, dated 12/31/20, due 1/7/21, repurchase price $10,000,544, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 2.125%-5.000%, maturing 2/28/23-5/15/37; total market value $11,092,222. (xx)	10,000,000	10,000,000
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $600,013, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125%-3.625%, maturing 9/30/21-8/15/49; total market value $665,638. (xx)	600,000	600,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Societe Generale SA, 0.08%, dated 12/31/20, due 1/7/21, repurchase price $20,000,311, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/19/21-11/15/49; total market value $20,400,002. (xx)	$20,000,000	$20,000,000

Total Repurchase Agreements		48,862,831

Total Short-Term Investments (0.6%) (Cost $48,862,831)		48,862,831

Total Investments in Securities (100.0%) (Cost $7,480,373,745)		7,931,352,289
Other Assets Less Liabilities (0.0%)		3,352,881

Net Assets (100%)		$7,934,705,170

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2020, the market value of these securities amounted to $43,035,422 or 0.5% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2020. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2020.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $509,900 or 0.0% of net assets.

(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $48,428,858. This was collateralized by $932,950 of various U.S. Government Treasury Securities, ranging from 0.000% - 5.375%, maturing 1/15/21 - 11/15/50 and by cash of $48,862,831 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

AGM	— Insured by Assured Guaranty Municipal Corp.
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
NATL-RE	— Insured by National Public Finance Guarantee Corp.
SOFR	— Secured Overnight Financing Rate
USD	— United States Dollar

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$6,098,245	$—	$6,098,245
Corporate Bonds
Communication Services	—	149,200,081	—	149,200,081
Consumer Discretionary	—	121,196,280	—	121,196,280
Consumer Staples	—	174,002,464	—	174,002,464
Energy	—	196,199,220	—	196,199,220
Financials	—	1,051,687,015	—	1,051,687,015
Health Care	—	259,528,969	—	259,528,969
Industrials	—	171,434,281	—	171,434,281
Information Technology	—	242,832,408	—	242,832,408
Materials	—	57,349,763	—	57,349,763
Real Estate	—	115,733,849	—	115,733,849

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Utilities	$—	$147,977,770	$—	$147,977,770
Exchange Traded Funds	563,292,270	—	—	563,292,270
Foreign Government Securities	—	188,489,991	—	188,489,991
Municipal Bonds	—	10,911,708	—	10,911,708
Preferred Stocks
Financials	337,680	—	—	337,680
Short-Term Investments
Repurchase Agreements	—	48,862,831	—	48,862,831
Supranational	—	220,734,079	—	220,734,079
U.S. Government Agency Securities	—	351,548,208	—	351,548,208
U.S. Treasury Obligations	—	3,853,935,177	—	3,853,935,177

Total Assets	$563,629,950	$7,367,722,339	$—	$7,931,352,289

Total Liabilities	$—	$—	$—	$—

Total	$563,629,950	$7,367,722,339	$—	$7,931,352,289

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$722,392,158
Long-term U.S. government debt securities	2,234,352,734

$2,956,744,892

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,996,248,678
Long-term U.S. government debt securities	71,104,879

$3,067,353,557

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$453,089,753
Aggregate gross unrealized depreciation	(2,544,256)

Net unrealized appreciation	$450,545,497

Federal income tax cost of investments in securities and derivative instruments, if applicable	$7,480,806,792

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $7,431,510,914)	$7,882,489,458
Repurchase Agreements (Cost $48,862,831)	48,862,831
Cash	44,642,599
Foreign cash (Cost $479)	436
Dividends, interest and other receivables	40,104,030
Receivable for securities sold	2,542,003
Receivable for Portfolio shares sold	2,313,017
Securities lending income receivable	46,327
Other assets	32,204

Total assets	8,021,032,905

LIABILITIES
Payable for return of collateral on securities loaned	48,862,831
Payable for securities purchased	29,976,953
Due to Custodian	2,255,512
Payable for Portfolio shares redeemed	1,855,872
Investment management fees payable	1,719,598
Administrative fees payable	840,707
Distribution fees payable – Class IB	403,222
Trustees’ fees payable	19,439
Distribution fees payable – Class IA	12,149
Other liabilities	87,085
Accrued expenses	294,367

Total liabilities	86,327,735

NET ASSETS	$7,934,705,170

Net assets were comprised of:
Paid in capital	$7,475,837,491
Total distributable earnings (loss)	458,867,679

Net assets	$7,934,705,170

Class IA
Net asset value, offering and redemption price per share, $58,835,981 / 5,620,774 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.47

Class IB
Net asset value, offering and redemption price per share, $1,907,400,130 / 181,890,293 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.49

Class K
Net asset value, offering and redemption price per share, $5,968,469,059 / 570,237,391 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.47

(x)	Includes value of securities on loan of $48,428,858.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Interest	$157,398,769
Dividends	7,275,675
Securities lending (net)	557,942

Total income	165,232,386

EXPENSES
Investment management fees	23,341,972
Administrative fees	7,219,977
Distribution fees – Class IB	4,708,634
Printing and mailing expenses	528,672
Professional fees	273,152
Trustees’ fees	269,371
Custodian fees	162,000
Distribution fees – Class IA	145,153
Miscellaneous	287,005

Gross expenses	36,935,936
Less: Waiver from investment manager	(405,875)

Net expenses	36,530,061

NET INVESTMENT INCOME (LOSS)	128,702,325

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	71,969,320
Net distributions of realized gain received from underlying funds	2,755,539

Net realized gain (loss)	74,724,859

Change in unrealized appreciation (depreciation) on:
Investments in securities	243,749,911
Foreign currency translations	36

Net change in unrealized appreciation (depreciation)	243,749,947

NET REALIZED AND UNREALIZED GAIN (LOSS)	318,474,806

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$447,177,131

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$128,702,325	$159,146,396
Net realized gain (loss)	74,724,859	10,942,006
Net change in unrealized appreciation (depreciation)	243,749,947	313,952,507

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	447,177,131	484,040,909

Distributions to shareholders:
Class IA	(1,204,995)	(1,115,461)
Class IB	(39,962,562)	(35,337,075)
Class K	(140,142,868)	(123,228,951)

Total distributions to shareholders	(181,310,425)	(159,681,487)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 932,162 and 522,914 shares, respectively ]	9,753,050	5,247,414
Capital shares issued in reinvestment of dividends[ 115,244 and 110,664 shares, respectively ]	1,204,995	1,115,461
Capital shares repurchased [ (1,275,182) and (1,349,997) shares, respectively ]	(13,321,708)	(13,362,012)

Total Class IA transactions	(2,363,663)	(6,999,137)

Class IB
Capital shares sold [21,310,851 and 17,475,019 shares, respectively]	224,546,896	175,222,639
Capital shares issued in reinvestment of dividends[ 3,815,064 and 3,499,567 shares, respectively ]	39,962,562	35,337,075
Capital shares repurchased [(28,684,506) and (29,283,315) shares, respectively]	(300,002,772)	(293,020,887)

Total Class IB transactions	(35,493,314)	(82,461,173)

Class K
Capital shares sold [ 143,761,453 and 56,113,717 shares, respectively ]	1,516,537,320	560,147,560
Capital shares issued in reinvestment of dividends [ 13,405,868 and 12,228,545 shares, respectively ]	140,142,868	123,228,951
Capital shares repurchased [ (162,481,334) and (82,060,276) shares, respectively ]	(1,683,111,688)	(821,989,982)

Total Class K transactions	(26,431,500)	(138,613,471)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(64,288,477)	(228,073,781)

TOTAL INCREASE (DECREASE) IN NET ASSETS	201,578,229	96,285,641
NET ASSETS:
Beginning of year	7,733,126,941	7,636,841,300

End of year	$7,934,705,170	$7,733,126,941

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.08	$9.67	$9.84	$9.85	$9.87

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.19	0.18	0.16	0.15
Net realized and unrealized gain (loss)	0.46	0.41	(0.16)	(0.01)	(0.02)

Total from investment operations	0.62	0.60	0.02	0.15	0.13

Less distributions:
Dividends from net investment income	(0.16)	(0.19)	(0.19)	(0.16)	(0.15)
Distributions from net realized gains	(0.07)	—	—	—	—

Total dividends and distributions	(0.23)	(0.19)	(0.19)	(0.16)	(0.15)

Net asset value, end of year	$10.47	$10.08	$9.67	$9.84	$9.85

Total return	6.10%	6.24%	0.20%	1.50%	1.35%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$58,836	$58,959	$63,477	$68,684	$74,665
Ratio of expenses to average net assets:
After waivers (f)	0.67%	0.67%	0.67%	0.69%	0.70%
Before waivers (f)	0.67%	0.67%	0.67%	0.69%	0.70%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.52%	1.88%	1.83%	1.58%	1.50%
Before waivers (f)	1.51%	1.88%	1.83%	1.58%	1.50%
Portfolio turnover rate^	39%	29%	36%	28%	25%

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.10	$9.69	$9.85	$9.87	$9.88

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.19	0.18	0.16	0.15
Net realized and unrealized gain (loss)	0.46	0.41	(0.15)	(0.02)	(0.01)

Total from investment operations	0.62	0.60	0.03	0.14	0.14

Less distributions:
Dividends from net investment income	(0.16)	(0.19)	(0.19)	(0.16)	(0.15)
Distributions from net realized gains	(0.07)	—	—	—	—

Total dividends and distributions	(0.23)	(0.19)	(0.19)	(0.16)	(0.15)

Net asset value, end of year	$10.49	$10.10	$9.69	$9.85	$9.87

Total return	6.09%	6.23%	0.30%	1.40%	1.45%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,907,400	$1,872,813	$1,876,715	$2,015,642	$2,010,611
Ratio of expenses to average net assets:
After waivers (f)	0.67%	0.67%	0.67%	0.69%	0.70%
Before waivers (f)	0.67%	0.67%	0.67%	0.69%	0.70%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.51%	1.88%	1.83%	1.58%	1.50%
Before waivers (f)	1.51%	1.88%	1.83%	1.58%	1.50%
Portfolio turnover rate^	39%	29%	36%	28%	25%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/CORE BOND INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.08	$9.67	$9.83	$9.85	$9.86

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	0.21	0.20	0.18	0.18
Net realized and unrealized gain (loss)	0.45	0.42	(0.15)	(0.02)	(0.01)

Total from investment operations	0.64	0.63	0.05	0.16	0.17

Less distributions:
Dividends from net investment income	(0.18)	(0.22)	(0.21)	(0.18)	(0.18)
Distributions from net realized gains	(0.07)	—	—	—	—

Total dividends and distributions	(0.25)	(0.22)	(0.21)	(0.18)	(0.18)

Net asset value, end of year	$10.47	$10.08	$9.67	$9.83	$9.85

Total return	6.36%	6.50%	0.55%	1.66%	1.71%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,968,469	$5,801,355	$5,696,650	$6,271,807	$6,200,038
Ratio of expenses to average net assets:
After waivers (f)	0.42%	0.42%	0.42%	0.44%	0.45%
Before waivers (f)	0.42%	0.42%	0.42%	0.44%	0.45%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.76%	2.13%	2.08%	1.83%	1.75%
Before waivers (f)	1.76%	2.13%	2.08%	1.83%	1.75%
Portfolio turnover rate^	39%	29%	36%	28%	25%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	EARNEST Partners, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	14.10%	10.91%	2.99%
Portfolio – Class K Shares*	14.33	11.21	3.24
MSCI Emerging Markets (Gross Dividends) IndexSM	18.69	13.22	5.40

* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 14.10% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the MSCI Emerging Markets (Gross Dividends) IndexSM, which returned 18.69% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the MSCI Emerging Markets Index.

Portfolio Highlights

What helped performance during the year:

•	Strong stock selection in the financials and consumer discretionary sectors contributed to relative performance over the period.

•

Overweighting BYD Company Limited Class H (consumer discreationary) and Micro-Star International (IT) and underweighting Alibaba Group Holdings (consumer discretionary) contributed to the Portfolio’s overall performance.

•	Underweighting the energy, real estate and utilities sectors and overweighting the information technology sector contributed to relative performance.

•	The Portfolio’s Chinese-based holdings performed nearly three times better than the average Chinese company within the benchmark.

What hurt performance during the year:

•

Sector allocation was an overall detractor from the Portfolio for the year, including overweighting the financials sector and underweighting the information technology, consumer discretionary and communication services sectors.

•	Underweighting Taiwan Semiconductor Manufacturing Co. (IT) and Tencent Holdings Ltd. (communication services), which were strong performers for the benchmark, detracted from relative performance.

•	The Portfolio’s relative overweight to Brazilian equities and Indonesian equities detracted from performance during the year.

How did derivatives contribute/detract from performance during the year?

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Portfolio Positioning and Outlook — EARNEST Partners, LLC

As a function of a bottom up investment process, at year end the Portfolio had a relative overweight to Latin America and South Africa and a relative underweight to Asia and India. From a sector perspective, the Portfolio had a relative overweight to energy, financials and information technology. The Portfolio had a relative

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO (Unaudited)

underweight to communication services, consumer discretionary, consumer staples, health care, industrials, materials, real estate and utilities.

As a bottom-up, fundamental manager, market and economic forecasts are not an integral part of our investment process. We continue to focus on owning fundamentally sound companies that we believe are well capitalized and well positioned to take market share from weaker competitors. These higher quality companies have outperformed historically, and we believe will outperform over the longer term.

Sector Weightings as of December 31, 2020	Market Value	% of Net Assets
Exchange-Traded Funds	$35,612,258	47.7%
Investment Company	13,595,873	18.2
Financials	6,110,654	8.2
Information Technology	5,320,859	7.1
Energy	2,834,903	3.8
Consumer Discretionary	2,386,699	3.2
Consumer Staples	1,653,833	2.2
Materials	1,376,581	1.8
Industrials	933,331	1.3
Health Care	912,346	1.2
Communication Services	687,643	0.9
Utilities	344,396	0.5
Cash and Other	2,897,671	3.9

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,327.80	$7.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.10	6.09
Class K
Actual	1,000.00	1,329.00	5.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.36	4.82

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.20% and 0.95%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Brazil (2.8%)
Ambev SA*	152,100	$458,274
Banco Bradesco SA (ADR)*	114,074	600,029
Itau Unibanco Holding SA (ADR)	68,706	418,420
Petroleo Brasileiro SA (ADR)	57,363	644,186

		2,120,909

Chile (1.0%)
Aguas Andinas SA, Class A	1,068,579	344,396
Sociedad Quimica y Minera de Chile SA (ADR)	8,153	400,231

		744,627

China (7.8%)
Baidu, Inc. (ADR)*	3,180	687,643
BYD Co. Ltd., Class H	26,000	681,488
China BlueChemical Ltd., Class H	1,418,000	224,979
China Oilfield Services Ltd., Class H	529,000	447,631
China Petroleum & Chemical Corp., Class H	430,400	192,647
CNOOC Ltd.	408,000	377,873
Industrial & Commercial Bank of China Ltd., Class H	387,000	251,096
Jiangxi Copper Co. Ltd., Class H	282,000	443,055
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	134,500	642,794
Shenzhou International Group Holdings Ltd.	32,900	645,061
Sinopharm Group Co. Ltd., Class H	110,800	269,552
TravelSky Technology Ltd., Class H	300,000	723,642
Weichai Power Co. Ltd., Class H	111,000	222,789

		5,810,250

Colombia (1.7%)
Bancolombia SA (ADR)	17,642	708,856
Ecopetrol SA	852,441	560,307

		1,269,163

Czech Republic (0.7%)
Komercni banka A/S (x)*	16,800	513,914

India (1.7%)
HDFC Bank Ltd. (ADR)*	9,767	705,764
ICICI Bank Ltd. (ADR)*	39,297	583,953

		1,289,717

Indonesia (1.3%)
Bank Rakyat Indonesia Persero Tbk. PT	2,279,100	676,430
Indofood Sukses Makmur Tbk. PT	546,100	266,248

		942,678

Mexico (0.6%)
Grupo Financiero Banorte SAB de CV, Class O*	81,100	446,876

Singapore (0.6%)
BOC Aviation Ltd. (m)(x)	54,600	471,877

South Africa (2.2%)
FirstRand Ltd.	163,331	567,296
Naspers Ltd., Class N	3,501	719,343
Ninety One Ltd.	120,188	359,869

		1,646,508

South Korea (2.8%)
CJ Corp.*	2,815	238,665
Cosmax, Inc.*	4,802	439,841
Samsung Electronics Co. Ltd.	18,660	1,391,383

		2,069,889

Taiwan (5.4%)
ASE Technology Holding Co. Ltd.	226,512	655,400
Feng TAY Enterprise Co. Ltd.	48,000	340,807
Hon Hai Precision Industry Co. Ltd.	143,800	470,838
Micro-Star International Co. Ltd.	141,000	664,905
Taiwan Semiconductor Manufacturing Co. Ltd.	75,000	1,414,691
Uni-President Enterprises Corp.	203,750	489,470

		4,036,111

Thailand (1.6%)
Kasikornbank PCL	73,100	278,151
PTT Exploration & Production PCL	186,700	612,259
PTT Global Chemical PCL	157,900	308,316

		1,198,726

Total Common Stocks (30.2%) (Cost $18,355,752)		22,561,245

EXCHANGE TRADED FUNDS (ETF):
Equity (47.7%)
iShares Core MSCI Emerging Markets ETF	383,569	23,796,621
Vanguard FTSE Emerging Markets ETF	235,794	11,815,637

Total Exchange Traded Funds (47.7%) (Cost $28,312,784)		35,612,258

SHORT-TERM INVESTMENT:
Investment Company (18.2%)
JPMorgan Prime Money Market Fund, IM Shares	13,589,078	13,595,873

Total Short-Term Investment (18.2%) (Cost $13,595,433)		13,595,873

Total Investments in Securities (96.1%) (Cost $60,263,969)		71,769,376
Other Assets Less Liabilities (3.9%)		2,897,671

Net Assets (100%)		$74,667,047

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $471,877 or 0.6% of net assets.

(x)

All or a portion of security is on loan at December 31, 2020. The Portfolio had loaned securities with a total value of $472,977. This was collateralized by $520,710 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.000%, maturing 1/21/21 - 5/15/50.

Glossary:

ADR	— American Depositary Receipt
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI Emerging Markets E-Mini Index	248	3/2021	USD	15,973,680	458,737

					458,737

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Brazil	$1,662,635	$458,274	$—	$2,120,909
Chile	400,231	344,396	—	744,627
China	687,643	5,122,607	—	5,810,250
Colombia	708,856	560,307	—	1,269,163
Czech Republic	—	513,914	—	513,914
India	1,289,717	—	—	1,289,717
Indonesia	—	942,678	—	942,678
Mexico	446,876	—	—	446,876
Singapore	—	471,877	—	471,877
South Africa	—	1,646,508	—	1,646,508
South Korea	—	2,069,889	—	2,069,889
Taiwan	—	4,036,111	—	4,036,111
Thailand	—	1,198,726	—	1,198,726
Exchange Traded Funds	35,612,258	—	—	35,612,258
Futures	458,737	—	—	458,737
Short-Term Investment
Investment Company	13,595,873	—	—	13,595,873

Total Assets	$54,862,826	$17,365,287	$—	$72,228,113

Total Liabilities	$—	$—	$—	$—

Total	$54,862,826	$17,365,287	$—	$72,228,113

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$458,737	*

Total		$458,737

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$2,648,459	$2,648,459

Total	$2,648,459	$2,648,459

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(124,016)	$(124,016)

Total	$(124,016)	$(124,016)

This Portfolio held forward foreign currency contracts for hedging and futures contracts as a substitute for investing in conventional securities.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $2,000 for one month and futures contracts with an average notional balance of approximately $13,698,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$13,901,053
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$14,156,364

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,854,677
Aggregate gross unrealized depreciation	(1,627,929)

Net unrealized appreciation	$11,226,748

Federal income tax cost of investments in securities and derivative instruments, if applicable	$61,001,365

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x) (Cost $60,263,969)	$71,769,376
Cash	1,427,998
Foreign cash (Cost $1,285)	1,342
Cash held as collateral at broker for futures	1,573,000
Receivable for Portfolio shares sold	48,461
Dividends, interest and other receivables	37,873
Securities lending income receivable	2,972
Receivable for securities sold	1,540
Other assets	255

Total assets	74,862,817

LIABILITIES
Payable for Portfolio shares redeemed	42,280
Due to broker for futures variation margin	26,040
Investment management fees payable	20,335
Administrative fees payable	7,567
Distribution fees payable – Class IB	6,616
Payable for securities purchased	3,078
Trustees’ fees payable	35
Accrued expenses	89,819

Total liabilities	195,770

NET ASSETS	$74,667,047

Net assets were comprised of:
Paid in capital	$61,580,392
Total distributable earnings (loss)	13,086,655

Net assets	$74,667,047

Class IB
Net asset value, offering and redemption price per share, $32,395,535 / 2,902,911 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.16

Class K
Net asset value, offering and redemption price per share, $42,271,512 / 3,787,570 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.16

(x)	Includes value of securities on loan of $472,977.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $65,490 foreign withholding tax)	$1,174,911
Income from non-cash dividends	64,620
Interest	8,445
Securities lending (net)	14,971

Total income	1,262,947

EXPENSES
Investment management fees	439,541
Custodian fees	102,000
Administrative fees	77,564
Distribution fees – Class IB	63,107
Professional fees	62,945
Printing and mailing expenses	23,688
Trustees’ fees	1,989
Miscellaneous	9,782

Gross expenses	780,616
Less: Waiver from investment manager	(120,747)

Net expenses	659,869

NET INVESTMENT INCOME (LOSS)	603,078

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(221,977)
Futures contracts	2,648,459
Foreign currency transactions	(3,333)

Net realized gain (loss)	2,423,149

Change in unrealized appreciation (depreciation) on:
Investments in securities	7,173,337
Futures contracts	(124,016)
Foreign currency translations	331

Net change in unrealized appreciation (depreciation)	7,049,652

NET REALIZED AND UNREALIZED GAIN (LOSS)	9,472,801

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,075,879

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$603,078	$1,184,196
Net realized gain (loss)	2,423,149	1,692,980
Net change in unrealized appreciation (depreciation)	7,049,652	7,349,920

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,075,879	10,227,096

Distributions to shareholders:
Class IB	(667,644)	(397,321)
Class K	(1,023,324)	(689,628)

Total distributions to shareholders	(1,690,968)	(1,086,949)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 787,737 and 715,389 shares, respectively ]	7,334,506	6,701,384
Capital shares issued in reinvestment of dividends and distributions [ 67,347 and 40,757 shares, respectively ]	667,644	397,321
Capital shares repurchased [ (597,961) and (572,643) shares, respectively ]	(5,471,652)	(5,380,102)

Total Class IB transactions	2,530,498	1,718,603

Class K
Capital shares sold [ 1,187,602 and 583,090 shares, respectively ]	10,030,569	5,387,620
Capital shares issued in reinvestment of dividends and distributions [ 102,784 and 70,773 shares, respectively ]	1,023,324	689,628
Capital shares repurchased [ (1,488,158) and (541,208) shares, respectively ]	(13,744,506)	(5,075,506)

Total Class K transactions	(2,690,613)	1,001,742

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(160,115)	2,720,345

TOTAL INCREASE (DECREASE) IN NET ASSETS	8,224,796	11,860,492
NET ASSETS:
Beginning of year	66,442,251	54,581,759

End of year	$74,667,047	$66,442,251

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EMERGING MARKETS EQUITY PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020		2019	2018	2017	2016
Net asset value, beginning of year	$10.02		$8.62	$10.38	$8.01	$7.36

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	(aa)	0.17	0.14	0.11	0.05
Net realized and unrealized gain (loss)	1.30		1.38	(1.71)	2.59	0.66

Total from investment operations	1.38		1.55	(1.57)	2.70	0.71

Less distributions:
Dividends from net investment income	(0.11)		(0.15)	(0.13)	(0.09)	(0.05)
Distributions from net realized gains	(0.13)		—	(0.06)	(0.24)	—
Return of capital	—		—	—	—	(0.01)

Total dividends and distributions	(0.24)		(0.15)	(0.19)	(0.33)	(0.06)

Net asset value, end of year	$11.16		$10.02	$8.62	$10.38	$8.01

Total return	14.10%		18.07%	(15.21)%	33.93%	9.70%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$32,396		$26,516	$21,221	$20,656	$9,929
Ratio of expenses to average net assets:
After waivers (f)	1.20%		1.20%	1.20%	1.20%	1.23%
Before waivers (f)	1.39%		1.34%	1.35%	1.39%	1.47%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.84	%(bb)	1.84%	1.40%	1.15%	0.68%
Before waivers (f)	0.65	%(bb)	1.69%	1.25%	0.96%	0.45%
Portfolio turnover rate^	29%		9%	8%	37%	16%

	Year Ended December 31,
Class K	2020		2019	2018	2017	2016
Net asset value, beginning of year	$10.02		$8.61	$10.38	$8.00	$7.35

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	(aa)	0.19	0.16	0.12	0.07
Net realized and unrealized gain (loss)	1.30		1.40	(1.71)	2.62	0.66

Total from investment operations	1.40		1.59	(1.55)	2.74	0.73

Less distributions:
Dividends from net investment income	(0.13)		(0.18)	(0.16)	(0.12)	(0.07)
Distributions from net realized gains	(0.13)		—	(0.06)	(0.24)	—
Return of capital	—		—	—	—	(0.01)

Total dividends and distributions	(0.26)		(0.18)	(0.22)	(0.36)	(0.08)

Net asset value, end of year	$11.16		$10.02	$8.61	$10.38	$8.00

Total return	14.33%		18.49%	(15.07)%	34.41%	9.99%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$42,272		$39,926	$33,360	$38,119	$31,477
Ratio of expenses to average net assets:
After waivers (f)	0.95%		0.95%	0.95%	0.95%	0.98%
Before waivers (f)	1.14%		1.09%	1.10%	1.15%	1.22%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.04	%(bb)	2.08%	1.61%	1.23%	0.87%
Before waivers (f)	0.85	%(bb)	1.93%	1.46%	1.04%	0.64%
Portfolio turnover rate^	29%		9%	8%	37%	16%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $0.07 and $0.09 for Class IB and Class K, respectively.
(bb)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been 0.10% lower.

See Notes to Financial Statements.

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	17.78%	14.52%	13.21%
Portfolio – Class IB Shares	17.76	14.52	13.19
Portfolio – Class K Shares*	18.06	14.81	15.33
S&P 500® Index	18.40	15.22	13.88

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 17.76% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned 18.40% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were information technology, consumer discretionary, communication services, health care and industrials

•	The five stocks that contributed most to performance were Apple, Inc., Amazon.com, Inc., Microsoft Corp., NVIDIA Corp. and Facebook, Inc.

What hurt performance during the year:

•	The sectors that detracted most from performance were energy, financials, real estate and utilities.

•	The five stocks that detracted most from performance were Exxon Mobil Corp., Wells Fargo & Co., AT&T, Inc., The Boeing Co. and United Technologies Corp.

How did derivatives contribute/detract from performance during the year?

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2020	% of Net Assets
Information Technology	27.3%
Health Care	13.3
Consumer Discretionary	12.6
Communication Services	10.7
Financials	10.3
Industrials	8.3
Consumer Staples	6.5
Utilities	2.7
Materials	2.6
Real Estate	2.4
Energy	2.3
Repurchase Agreements	0.0 #
Cash and Other	1.0

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

EQ/EQUITY 500 INDEX PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,218.10	$3.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.31	2.86
Class IB
Actual	1,000.00	1,217.90	3.14
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.31	2.86
Class K
Actual	1,000.00	1,219.60	1.74
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.56	1.59

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.56%, 0.56% and 0.31%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (10.7%)
Diversified Telecommunication Services (1.4%)
AT&T, Inc.	1,615,904	$46,473,399
CenturyLink, Inc.	223,833	2,182,372
Verizon Communications, Inc.	938,336	55,127,240

		103,783,011

Entertainment (2.3%)
Activision Blizzard, Inc.	175,168	16,264,349
Electronic Arts, Inc.	65,780	9,446,008
Live Nation Entertainment, Inc.*	32,410	2,381,487
Netflix, Inc.*	100,220	54,191,960
Take-Two Interactive Software, Inc.*	26,044	5,411,683
Walt Disney Co. (The)*	410,612	74,394,682

		162,090,169

Interactive Media & Services (5.4%)
Alphabet, Inc., Class A*	68,199	119,528,295
Alphabet, Inc., Class C*	65,893	115,436,629
Facebook, Inc., Class A*	545,152	148,913,720
Twitter, Inc.*	180,274	9,761,837

		393,640,481

Media (1.3%)
Charter Communications, Inc., Class A*	33,101	21,897,967
Comcast Corp., Class A	1,035,354	54,252,550
Discovery, Inc., Class A (x)*	36,266	1,091,244
Discovery, Inc., Class C*	66,897	1,752,032
DISH Network Corp., Class A*	56,010	1,811,363
Fox Corp., Class A	76,478	2,227,040
Fox Corp., Class B	35,081	1,013,139
Interpublic Group of Cos., Inc. (The)	88,426	2,079,780
News Corp., Class A	88,650	1,593,041
News Corp., Class B	27,611	490,647
Omnicom Group, Inc.	48,750	3,040,537
ViacomCBS, Inc.	128,085	4,772,447

		96,021,787

Wireless Telecommunication Services (0.3%)
T-Mobile US, Inc.*	132,227	17,830,811

Total Communication Services		773,366,259

Consumer Discretionary (12.6%)
Auto Components (0.1%)
Aptiv plc	61,236	7,978,438
BorgWarner, Inc.	55,370	2,139,497

		10,117,935

Automobiles (2.0%)
Ford Motor Co.	886,098	7,788,802
General Motors Co.	285,594	11,892,134
Tesla, Inc.*	172,000	121,375,240

		141,056,176

Distributors (0.1%)
Genuine Parts Co.	32,710	3,285,065
LKQ Corp.*	63,437	2,235,520
Pool Corp.	9,089	3,385,653

		8,906,238

Hotels, Restaurants & Leisure (1.7%)
Carnival Corp.	168,600	3,651,876
Chipotle Mexican Grill, Inc.*	6,401	8,876,331
Darden Restaurants, Inc.	29,450	3,508,084
Domino’s Pizza, Inc.	8,958	3,435,035
Hilton Worldwide Holdings, Inc.	62,915	6,999,923
Las Vegas Sands Corp.	74,412	4,434,955
Marriott International, Inc., Class A	60,317	7,957,019
McDonald’s Corp.	168,950	36,253,291
MGM Resorts International	92,926	2,928,098
Norwegian Cruise Line Holdings Ltd. (x)*	71,531	1,819,033
Royal Caribbean Cruises Ltd.	42,173	3,149,901
Starbucks Corp.	266,108	28,468,234
Wynn Resorts Ltd.	21,929	2,474,249
Yum! Brands, Inc.	68,330	7,417,905

		121,373,934

Household Durables (0.4%)
DR Horton, Inc.	75,100	5,175,892
Garmin Ltd.	33,760	4,039,722
Leggett & Platt, Inc.	30,000	1,329,000
Lennar Corp., Class A	62,350	4,752,940
Mohawk Industries, Inc.*	13,500	1,902,825
Newell Brands, Inc.	85,580	1,816,863
NVR, Inc.*	830	3,386,284
PulteGroup, Inc.	60,707	2,617,686
Whirlpool Corp.	14,216	2,565,846

		27,587,058

Internet & Direct Marketing Retail (4.9%)
Amazon.com, Inc.*	96,731	315,046,096
Booking Holdings, Inc.*	9,356	20,838,338
eBay, Inc.	148,450	7,459,612
Etsy, Inc.*	28,608	5,089,649
Expedia Group, Inc.	30,839	4,083,084

		352,516,779

Leisure Products (0.0%)
Hasbro, Inc.	28,808	2,694,700

Multiline Retail (0.5%)
Dollar General Corp.	55,550	11,682,165
Dollar Tree, Inc.*	53,295	5,757,992
Target Corp.	113,570	20,048,512

		37,488,669

Specialty Retail (2.2%)
Advance Auto Parts, Inc.	15,337	2,415,731
AutoZone, Inc.*	5,330	6,318,395
Best Buy Co., Inc.	52,175	5,206,543
CarMax, Inc.*	37,206	3,514,479
Gap, Inc. (The)	46,555	939,945
Home Depot, Inc. (The)	244,118	64,842,623
L Brands, Inc.	52,917	1,967,983
Lowe’s Cos., Inc.	166,180	26,673,552
O’Reilly Automotive, Inc.*	16,484	7,460,164
Ross Stores, Inc.	80,740	9,915,679
Tiffany & Co.	24,460	3,215,267
TJX Cos., Inc. (The)	272,200	18,588,538
Tractor Supply Co.	26,415	3,713,421
Ulta Beauty, Inc.*	12,741	3,658,706

		158,431,026

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Textiles, Apparel & Luxury Goods (0.7%)
Hanesbrands, Inc.	78,903	$1,150,406
NIKE, Inc., Class B	284,500	40,248,215
PVH Corp.	16,056	1,507,498
Ralph Lauren Corp.	10,900	1,130,766
Tapestry, Inc.	62,900	1,954,932
Under Armour, Inc., Class A*	42,716	733,433
Under Armour, Inc., Class C*	44,127	656,610
VF Corp.	72,450	6,187,955

		53,569,815

Total Consumer Discretionary		913,742,330

Consumer Staples (6.5%)
Beverages (1.6%)
Brown-Forman Corp., Class B	41,312	3,281,412
Coca-Cola Co. (The)	877,016	48,095,557
Constellation Brands, Inc., Class A	38,450	8,422,472
Molson Coors Beverage Co., Class B	42,650	1,927,354
Monster Beverage Corp.*	83,770	7,747,050
PepsiCo, Inc.	313,403	46,477,665

		115,951,510

Food & Staples Retailing (1.4%)
Costco Wholesale Corp.	100,050	37,696,839
Kroger Co. (The)	175,500	5,573,880
Sysco Corp.	115,500	8,577,030
Walgreens Boots Alliance, Inc.	162,950	6,498,446
Walmart, Inc.	314,318	45,308,940

		103,655,135

Food Products (1.0%)
Archer-Daniels-Midland Co.	126,166	6,360,028
Campbell Soup Co.	45,900	2,219,265
Conagra Brands, Inc.	110,750	4,015,795
General Mills, Inc.	138,600	8,149,680
Hershey Co. (The)	33,400	5,087,822
Hormel Foods Corp.	63,616	2,965,142
JM Smucker Co. (The)	25,847	2,987,913
Kellogg Co.	57,600	3,584,448
Kraft Heinz Co. (The)	146,927	5,092,490
Lamb Weston Holdings, Inc.	33,109	2,607,003
McCormick & Co., Inc. (Non-Voting)	56,300	5,382,280
Mondelez International, Inc., Class A	324,231	18,957,786
Tyson Foods, Inc., Class A	66,650	4,294,926

		71,704,578

Household Products (1.6%)
Church & Dwight Co., Inc.	56,298	4,910,875
Clorox Co. (The)	28,550	5,764,816
Colgate-Palmolive Co.	194,350	16,618,868
Kimberly-Clark Corp.	77,094	10,394,584
Procter & Gamble Co. (The)	562,291	78,237,170

		115,926,313

Personal Products (0.2%)
Estee Lauder Cos., Inc. (The), Class A	51,350	13,668,857

Tobacco (0.7%)
Altria Group, Inc.	421,400	17,277,400
Philip Morris International, Inc.	353,150	29,237,288

		46,514,688

Total Consumer Staples		467,421,081

Energy (2.3%)
Energy Equipment & Services (0.2%)
Baker Hughes Co.	155,457	3,241,279
Halliburton Co.	200,450	3,788,505
National Oilwell Varco, Inc.	87,997	1,208,199
Schlumberger NV	315,634	6,890,290
TechnipFMC plc	95,791	900,435

		16,028,708

Oil, Gas & Consumable Fuels (2.1%)
Apache Corp.	85,580	1,214,380
Cabot Oil & Gas Corp.	90,336	1,470,670
Chevron Corp.	436,471	36,859,976
Concho Resources, Inc.	44,478	2,595,291
ConocoPhillips	242,184	9,684,938
Devon Energy Corp.	86,700	1,370,727
Diamondback Energy, Inc.	35,802	1,732,817
EOG Resources, Inc.	132,200	6,592,814
Exxon Mobil Corp.#	958,833	39,523,096
Hess Corp.	61,950	3,270,340
HollyFrontier Corp.	33,739	872,153
Kinder Morgan, Inc.	441,416	6,034,157
Marathon Oil Corp.	179,014	1,194,023
Marathon Petroleum Corp.	147,457	6,098,822
Occidental Petroleum Corp.	190,044	3,289,662
ONEOK, Inc.	100,741	3,866,440
Phillips 66	99,042	6,926,997
Pioneer Natural Resources Co.	37,229	4,240,011
Valero Energy Corp.	92,385	5,226,219
Williams Cos., Inc. (The)	275,171	5,517,179

		147,580,712

Total Energy		163,609,420

Financials (10.3%)
Banks (3.8%)
Bank of America Corp.	1,726,308	52,324,395
Citigroup, Inc.	472,100	29,109,686
Citizens Financial Group, Inc.	96,821	3,462,319
Comerica, Inc.	31,450	1,756,797
Fifth Third Bancorp	161,517	4,453,024
First Republic Bank	39,374	5,785,222
Huntington Bancshares, Inc.	230,688	2,913,589
JPMorgan Chase & Co.	691,191	87,829,640
KeyCorp	221,400	3,633,174
M&T Bank Corp.	29,100	3,704,430
People’s United Financial, Inc.	96,343	1,245,715
PNC Financial Services Group, Inc. (The)	96,079	14,315,771
Regions Financial Corp.	217,752	3,510,162
SVB Financial Group*	11,762	4,561,656
Truist Financial Corp.	305,693	14,651,866
US Bancorp	310,845	14,482,269
Wells Fargo & Co.	937,537	28,294,867
Zions Bancorp NA	37,150	1,613,796

		277,648,378

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Capital Markets (2.7%)
Ameriprise Financial, Inc.	26,707	$5,189,971
Bank of New York Mellon Corp. (The)	184,819	7,843,718
BlackRock, Inc.	32,212	23,242,247
Cboe Global Markets, Inc.	24,462	2,277,901
Charles Schwab Corp. (The)	338,219	17,939,136
CME Group, Inc.	81,415	14,821,601
Franklin Resources, Inc.	61,701	1,541,908
Goldman Sachs Group, Inc. (The)	77,992	20,567,270
Intercontinental Exchange, Inc.	127,280	14,674,111
Invesco Ltd.	85,401	1,488,539
MarketAxess Holdings, Inc.	8,620	4,918,227
Moody’s Corp.	36,676	10,644,842
Morgan Stanley	324,066	22,208,243
MSCI, Inc.	18,828	8,407,267
Nasdaq, Inc.	25,973	3,447,656
Northern Trust Corp.	47,100	4,386,894
Raymond James Financial, Inc.	27,614	2,641,831
S&P Global, Inc.	54,550	17,932,222
State Street Corp.	79,920	5,816,578
T. Rowe Price Group, Inc.	51,286	7,764,188

		197,754,350

Consumer Finance (0.5%)
American Express Co.	147,910	17,883,798
Capital One Financial Corp.	103,694	10,250,152
Discover Financial Services	69,421	6,284,683
Synchrony Financial	123,062	4,271,482

		38,690,115

Diversified Financial Services (1.4%)
Berkshire Hathaway, Inc., Class B*	441,326	102,330,260

Insurance (1.9%)
Aflac, Inc.	148,100	6,586,007
Allstate Corp. (The)	68,876	7,571,539
American International Group, Inc.	195,348	7,395,875
Aon plc, Class A	51,875	10,959,631
Arthur J Gallagher & Co.	43,616	5,395,735
Assurant, Inc.	13,430	1,829,435
Chubb Ltd.	102,350	15,753,712
Cincinnati Financial Corp.	33,913	2,962,979
Everest Re Group Ltd.	9,045	2,117,344
Globe Life, Inc.	21,762	2,066,520
Hartford Financial Services Group, Inc. (The)	81,250	3,979,625
Lincoln National Corp.	41,178	2,071,665
Loews Corp.	52,897	2,381,423
Marsh & McLennan Cos., Inc.	114,950	13,449,150
MetLife, Inc.	173,399	8,141,083
Principal Financial Group, Inc.	57,900	2,872,419
Progressive Corp. (The)	132,700	13,121,376
Prudential Financial, Inc.	89,800	7,010,686
Travelers Cos., Inc. (The)	57,374	8,053,588
Unum Group	46,120	1,057,993
W R Berkley Corp.	31,896	2,118,532
Willis Towers Watson plc	29,201	6,152,067

		133,048,384

Total Financials		749,471,487

Health Care (13.3%)
Biotechnology (1.8%)
AbbVie, Inc.	400,274	42,889,359
Alexion Pharmaceuticals, Inc.*	49,600	7,749,504
Amgen, Inc.	132,068	30,365,075
Biogen, Inc.*	34,939	8,555,163
Gilead Sciences, Inc.	284,258	16,560,871
Incyte Corp.*	42,206	3,671,078
Regeneron Pharmaceuticals, Inc.*	23,825	11,510,096
Vertex Pharmaceuticals, Inc.*	58,933	13,928,225

		135,229,371

Health Care Equipment & Supplies (3.8%)
Abbott Laboratories	401,920	44,006,221
ABIOMED, Inc.*	10,261	3,326,616
Align Technology, Inc.*	16,337	8,730,166
Baxter International, Inc.	115,750	9,287,780
Becton Dickinson and Co.	65,815	16,468,229
Boston Scientific Corp.*	324,656	11,671,383
Cooper Cos., Inc. (The)	11,128	4,043,025
Danaher Corp.	143,350	31,843,769
Dentsply Sirona, Inc.	49,478	2,590,668
DexCom, Inc.*	21,831	8,071,357
Edwards Lifesciences Corp.*	141,274	12,888,427
Hologic, Inc.*	58,239	4,241,547
IDEXX Laboratories, Inc.*	19,354	9,674,484
Intuitive Surgical, Inc.*	26,689	21,834,271
Medtronic plc	305,202	35,751,362
ResMed, Inc.	32,858	6,984,297
STERIS plc	19,302	3,658,501
Stryker Corp.	74,100	18,157,464
Teleflex, Inc.	10,567	4,349,060
Varian Medical Systems, Inc.*	20,688	3,620,607
West Pharmaceutical Services, Inc.	16,746	4,744,309
Zimmer Biomet Holdings, Inc.	46,950	7,234,526

		273,178,069

Health Care Providers & Services (2.6%)
AmerisourceBergen Corp.	33,250	3,250,520
Anthem, Inc.	56,450	18,125,530
Cardinal Health, Inc.	66,525	3,563,079
Centene Corp.*	131,431	7,889,803
Cigna Corp.	81,949	17,060,143
CVS Health Corp.	296,810	20,272,123
DaVita, Inc.*	16,738	1,965,041
HCA Healthcare, Inc.	59,880	9,847,865
Henry Schein, Inc.*	32,332	2,161,718
Humana, Inc.	30,000	12,308,100
Laboratory Corp. of America Holdings*	22,050	4,488,277
McKesson Corp.	36,431	6,336,080
Quest Diagnostics, Inc.	30,550	3,640,643
UnitedHealth Group, Inc.	215,200	75,466,336
Universal Health Services, Inc., Class B	17,650	2,426,875

		188,802,133

Health Care Technology (0.1%)
Cerner Corp.	69,442	5,449,808

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Life Sciences Tools & Services (1.2%)
Agilent Technologies, Inc.	69,373	$8,220,007
Bio-Rad Laboratories, Inc., Class A*	4,910	2,862,236
Illumina, Inc.*	33,128	12,257,360
IQVIA Holdings, Inc.*	43,519	7,797,299
Mettler-Toledo International, Inc.*	5,474	6,238,608
PerkinElmer, Inc.	25,350	3,637,725
Thermo Fisher Scientific, Inc.	89,900	41,873,622
Waters Corp.*	14,100	3,488,622

		86,375,479

Pharmaceuticals (3.8%)
Bristol-Myers Squibb Co.	512,423	31,785,599
Catalent, Inc.*	37,326	3,884,517
Eli Lilly and Co.	180,048	30,399,304
Johnson & Johnson	596,960	93,949,565
Merck & Co., Inc.	573,717	46,930,051
Perrigo Co. plc	30,939	1,383,592
Pfizer, Inc.	1,260,411	46,395,729
Viatris, Inc.*	273,584	5,126,964
Zoetis, Inc.	107,724	17,828,322

		277,683,643

Total Health Care		966,718,503

Industrials (8.3%)
Aerospace & Defense (1.6%)
Boeing Co. (The)	120,324	25,756,556
General Dynamics Corp.	52,700	7,842,814
Howmet Aerospace, Inc.*	88,432	2,523,849
Huntington Ingalls Industries, Inc.	9,206	1,569,439
L3Harris Technologies, Inc.	47,599	8,997,163
Lockheed Martin Corp.	55,808	19,810,724
Northrop Grumman Corp.	35,220	10,732,238
Raytheon Technologies Corp.	344,379	24,626,542
Teledyne Technologies, Inc.*	8,366	3,279,305
Textron, Inc.	51,900	2,508,327
TransDigm Group, Inc.*	12,351	7,643,416

		115,290,373

Air Freight & Logistics (0.7%)
CH Robinson Worldwide, Inc.	30,802	2,891,384
Expeditors International of Washington, Inc.	38,348	3,647,278
FedEx Corp.	54,760	14,216,791
United Parcel Service, Inc., Class B	162,200	27,314,480

		48,069,933

Airlines (0.3%)
Alaska Air Group, Inc.	27,944	1,453,088
American Airlines Group, Inc. (x)	138,463	2,183,562
Delta Air Lines, Inc.	144,573	5,813,280
Southwest Airlines Co.	133,818	6,237,257
United Airlines Holdings, Inc.*	66,324	2,868,513

		18,555,700

Building Products (0.4%)
A O Smith Corp.	30,615	1,678,314
Allegion plc	20,838	2,425,126
Carrier Global Corp.	187,516	7,073,104
Fortune Brands Home & Security, Inc.	31,446	2,695,551
Johnson Controls International plc	164,067	7,643,882
Masco Corp.	59,300	3,257,349
Trane Technologies plc	54,415	7,898,881

		32,672,207

Commercial Services & Supplies (0.4%)
Cintas Corp.	20,000	7,069,200
Copart, Inc.*	47,042	5,986,094
Republic Services, Inc.	47,651	4,588,791
Rollins, Inc.	50,150	1,959,361
Waste Management, Inc.	88,156	10,396,237

		29,999,683

Construction & Engineering (0.1%)
Jacobs Engineering Group, Inc.	29,314	3,194,054
Quanta Services, Inc.	31,400	2,261,428

		5,455,482

Electrical Equipment (0.5%)
AMETEK, Inc.	52,148	6,306,779
Eaton Corp. plc	90,325	10,851,646
Emerson Electric Co.	135,600	10,898,172
Rockwell Automation, Inc.	26,400	6,621,384

		34,677,981

Industrial Conglomerates (1.2%)
3M Co.	130,750	22,853,793
General Electric Co.	2,016,515	21,778,362
Honeywell International, Inc.	159,162	33,853,757
Roper Technologies, Inc.	23,805	10,262,097

		88,748,009

Machinery (1.6%)
Caterpillar, Inc.	123,200	22,424,864
Cummins, Inc.	33,550	7,619,205
Deere & Co.	71,100	19,129,455
Dover Corp.	32,600	4,115,750
Flowserve Corp.	29,441	1,084,901
Fortive Corp.	76,425	5,412,418
IDEX Corp.	17,193	3,424,846
Illinois Tool Works, Inc.	65,295	13,312,345
Ingersoll Rand, Inc.*	84,221	3,837,109
Otis Worldwide Corp.	92,258	6,232,028
PACCAR, Inc.	78,500	6,772,980
Parker-Hannifin Corp.	29,200	7,954,372
Pentair plc	37,658	1,999,263
Snap-on, Inc.	12,300	2,105,022
Stanley Black & Decker, Inc.	36,346	6,489,942
Westinghouse Air Brake Technologies Corp.	40,512	2,965,478
Xylem, Inc.	40,800	4,153,032

		119,033,010

Professional Services (0.3%)
Equifax, Inc.	27,550	5,312,742
IHS Markit Ltd.	84,426	7,583,988
Nielsen Holdings plc	80,921	1,688,821
Robert Half International, Inc.	25,800	1,611,984
Verisk Analytics, Inc.	36,829	7,645,332

		23,842,867

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Road & Rail (1.0%)
CSX Corp.	173,400	$15,736,050
JB Hunt Transport Services, Inc.	18,940	2,588,151
Kansas City Southern	21,190	4,325,515
Norfolk Southern Corp.	57,600	13,686,336
Old Dominion Freight Line, Inc.	21,802	4,255,314
Union Pacific Corp.	152,800	31,816,016

		72,407,382

Trading Companies & Distributors (0.2%)
Fastenal Co.	130,132	6,354,346
United Rentals, Inc.*	16,350	3,791,728
WW Grainger, Inc.	10,250	4,185,485

		14,331,559

Total Industrials		603,084,186

Information Technology (27.3%)
Communications Equipment (0.8%)
Arista Networks, Inc.*	12,356	3,590,283
Cisco Systems, Inc.	958,150	42,877,213
F5 Networks, Inc.*	13,950	2,454,363
Juniper Networks, Inc.	74,690	1,681,272
Motorola Solutions, Inc.	38,424	6,534,385

		57,137,516

Electronic Equipment, Instruments & Components (0.6%)
Amphenol Corp., Class A	67,832	8,870,391
CDW Corp.	32,371	4,266,174
Corning, Inc.	173,242	6,236,712
FLIR Systems, Inc.	29,707	1,302,058
IPG Photonics Corp.*	8,079	1,807,999
Keysight Technologies, Inc.*	42,001	5,547,912
TE Connectivity Ltd.	74,920	9,070,564
Vontier Corp.*	30,450	1,017,030
Zebra Technologies Corp., Class A*	12,075	4,640,785

		42,759,625

IT Services (5.4%)
Accenture plc, Class A	143,700	37,535,877
Akamai Technologies, Inc.*	36,898	3,873,921
Automatic Data Processing, Inc.	97,260	17,137,212
Broadridge Financial Solutions, Inc.	26,181	4,010,929
Cognizant Technology Solutions Corp., Class A	121,150	9,928,243
DXC Technology Co.	57,641	1,484,256
Fidelity National Information Services, Inc.	140,681	19,900,734
Fiserv, Inc.*	126,163	14,364,919
FleetCor Technologies, Inc.*	18,973	5,176,404
Gartner, Inc.*	20,207	3,236,959
Global Payments, Inc.	67,888	14,624,433
International Business Machines Corp.	201,997	25,427,382
Jack Henry & Associates, Inc.	17,262	2,796,272
Leidos Holdings, Inc.	30,246	3,179,460
Mastercard, Inc., Class A	199,500	71,209,530
Paychex, Inc.	72,485	6,754,152
PayPal Holdings, Inc.*	265,700	62,226,940
VeriSign, Inc.*	22,750	4,923,100
Visa, Inc., Class A	384,522	84,106,497
Western Union Co. (The)	93,179	2,044,347

		393,941,567

Semiconductors & Semiconductor Equipment (5.1%)
Advanced Micro Devices, Inc.*	272,712	25,010,418
Analog Devices, Inc.	83,812	12,381,547
Applied Materials, Inc.	207,100	17,872,730
Broadcom, Inc.	91,790	40,190,251
Intel Corp.	929,230	46,294,239
KLA Corp.	35,000	9,061,850
Lam Research Corp.	32,638	15,413,948
Maxim Integrated Products, Inc.	60,532	5,366,162
Microchip Technology, Inc.	58,986	8,146,556
Micron Technology, Inc.*	252,400	18,975,432
NVIDIA Corp.	140,450	73,342,990
Qorvo, Inc.*	25,825	4,293,923
QUALCOMM, Inc.	256,497	39,074,753
Skyworks Solutions, Inc.	37,647	5,755,473
Teradyne, Inc.	37,570	4,504,267
Texas Instruments, Inc.	208,131	34,160,541
Xilinx, Inc.	55,550	7,875,324

		367,720,404

Software (8.5%)
Adobe, Inc.*	108,780	54,403,054
ANSYS, Inc.*	19,528	7,104,286
Autodesk, Inc.*	49,880	15,230,359
Cadence Design Systems, Inc.*	63,235	8,627,151
Citrix Systems, Inc.	27,850	3,623,285
Fortinet, Inc.*	30,496	4,529,571
Intuit, Inc.	59,600	22,639,060
Microsoft Corp.	1,714,566	381,353,770
NortonLifeLock, Inc.	134,200	2,788,676
Oracle Corp.	430,067	27,821,034
Paycom Software, Inc.*	11,118	5,028,115
salesforce.com, Inc.*	207,516	46,178,535
ServiceNow, Inc.*	44,235	24,348,271
Synopsys, Inc.*	34,570	8,961,927
Tyler Technologies, Inc.*	9,207	4,019,040

		616,656,134

Technology Hardware, Storage & Peripherals (6.9%)
Apple, Inc.	3,624,169	480,890,984
Hewlett Packard Enterprise Co.	291,819	3,458,055
HP, Inc.	311,419	7,657,793
NetApp, Inc.	50,580	3,350,419
Seagate Technology plc	50,690	3,150,891
Western Digital Corp.	68,942	3,818,697
Xerox Holdings Corp.	37,754	875,515

		503,202,354

Total Information Technology		1,981,417,600

Materials (2.6%)
Chemicals (1.8%)
Air Products and Chemicals, Inc.	50,150	13,701,983
Albemarle Corp.	24,084	3,552,872
Celanese Corp.	26,430	3,434,314
CF Industries Holdings, Inc.	48,475	1,876,467
Corteva, Inc.	168,851	6,537,911

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Dow, Inc.	168,151	$9,332,380
DuPont de Nemours, Inc.	166,350	11,829,148
Eastman Chemical Co.	30,650	3,073,582
Ecolab, Inc.	56,341	12,189,939
FMC Corp.	29,360	3,374,345
International Flavors & Fragrances, Inc. (x)	24,250	2,639,370
Linde plc	119,049	31,370,602
LyondellBasell Industries NV, Class A	58,227	5,337,087
Mosaic Co. (The)	78,210	1,799,612
PPG Industries, Inc.	53,500	7,715,770
Sherwin-Williams Co. (The)	18,600	13,669,326

		131,434,708

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	14,123	4,010,508
Vulcan Materials Co.	30,050	4,456,716

		8,467,224

Containers & Packaging (0.4%)
Amcor plc	355,626	4,185,718
Avery Dennison Corp.	18,900	2,931,579
Ball Corp.	74,100	6,904,638
International Paper Co.	89,135	4,431,792
Packaging Corp. of America	21,521	2,967,961
Sealed Air Corp.	35,134	1,608,786
Westrock Co.	59,556	2,592,473

		25,622,947

Metals & Mining (0.3%)
Freeport-McMoRan, Inc.	329,388	8,570,676
Newmont Corp.	182,172	10,910,281
Nucor Corp.	68,400	3,638,196

		23,119,153

Total Materials		188,644,032

Real Estate (2.4%)
Equity Real Estate Investment Trusts (REITs) (2.3%)
Alexandria Real Estate Equities, Inc. (REIT)	28,110	5,009,764
American Tower Corp. (REIT)	100,742	22,612,549
AvalonBay Communities, Inc. (REIT)	31,614	5,071,834
Boston Properties, Inc. (REIT)	32,030	3,027,796
Crown Castle International Corp. (REIT)	97,760	15,562,414
Digital Realty Trust, Inc. (REIT)	63,523	8,862,094
Duke Realty Corp. (REIT)	84,305	3,369,671
Equinix, Inc. (REIT)	20,195	14,422,865
Equity Residential (REIT)	77,580	4,598,942
Essex Property Trust, Inc. (REIT)	14,757	3,503,607
Extra Space Storage, Inc. (REIT)	29,293	3,393,887
Federal Realty Investment Trust (REIT)	15,531	1,321,999
Healthpeak Properties, Inc. (REIT)	122,058	3,689,813
Host Hotels & Resorts, Inc. (REIT)	159,889	2,339,176
Iron Mountain, Inc. (REIT)	65,284	1,924,572
Kimco Realty Corp. (REIT)	98,030	1,471,430
Mid-America Apartment Communities, Inc. (REIT)	25,892	3,280,258
Prologis, Inc. (REIT)	167,625	16,705,508
Public Storage (REIT)	34,510	7,969,394
Realty Income Corp. (REIT)	79,531	4,944,442
Regency Centers Corp. (REIT)	35,750	1,629,843
SBA Communications Corp. (REIT)	25,202	7,110,240
Simon Property Group, Inc. (REIT)	74,325	6,338,436
SL Green Realty Corp. (REIT)	16,440	979,495
UDR, Inc. (REIT)	66,774	2,566,125
Ventas, Inc. (REIT)	84,866	4,161,829
Vornado Realty Trust (REIT)	35,505	1,325,757
Welltower, Inc. (REIT)	94,633	6,115,184
Weyerhaeuser Co. (REIT)	169,241	5,674,651

		168,983,575

Real Estate Management & Development (0.1%)
CBRE Group, Inc., Class A*	76,030	4,768,602

Total Real Estate		173,752,177

Utilities (2.7%)
Electric Utilities (1.7%)
Alliant Energy Corp.	56,592	2,916,186
American Electric Power Co., Inc.	112,480	9,366,210
Duke Energy Corp.	166,800	15,272,208
Edison International	85,750	5,386,815
Entergy Corp.	45,400	4,532,736
Evergy, Inc.	51,415	2,854,047
Eversource Energy	77,694	6,721,308
Exelon Corp.	221,220	9,339,908
FirstEnergy Corp.	123,032	3,766,009
NextEra Energy, Inc.	444,200	34,270,030
NRG Energy, Inc.	55,368	2,079,068
Pinnacle West Capital Corp.	25,450	2,034,727
PPL Corp.	174,338	4,916,332
Southern Co. (The)	239,450	14,709,413
Xcel Energy, Inc.	119,095	7,940,064

		126,105,061

Gas Utilities (0.0%)
Atmos Energy Corp.	28,523	2,721,950

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp. (The)	150,750	3,542,625

Multi-Utilities (0.8%)
Ameren Corp.	56,000	4,371,360
CenterPoint Energy, Inc.	123,500	2,672,540
CMS Energy Corp.	64,900	3,959,549
Consolidated Edison, Inc.	77,550	5,604,539
Dominion Energy, Inc.	184,999	13,911,925
DTE Energy Co.	43,850	5,323,829
NiSource, Inc.	86,859	1,992,545
Public Service Enterprise Group, Inc.	114,650	6,684,095
Sempra Energy	65,422	8,335,417
WEC Energy Group, Inc.	71,482	6,578,488

		59,434,287

Water Utilities (0.1%)
American Water Works Co., Inc.	41,131	6,312,375

Total Utilities		198,116,298

Total Common Stocks (99.0%) (Cost $2,463,301,988)		7,179,343,373

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.0%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $200,003, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145% - 2.500%, maturing 8/31/21 - 2/15/46; total market value $204,000. (xx)	$200,000	$200,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $800,018, collateralized by various Foreign Government Agency Securities, ranging from 1.875% - 3.000%, maturing 6/15/22 - 9/27/23; total market value $816,003. (xx)	800,000	800,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $1,238,385, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $1,263,146. (xx)	1,238,378	1,238,378

Total Repurchase Agreements		2,238,378

Total Short-Term Investments (0.0%) (Cost $2,238,378)		2,238,378

Total Investments in Securities (99.0%) (Cost $2,465,540,366)		7,181,581,751
Other Assets Less Liabilities (1.0%)		70,514,188

Net Assets (100%)		$7,252,095,939

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $10,593,540.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $5,649,119. This was collateralized by $3,634,409 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/14/21 - 5/15/50 and by cash of $2,238,378 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	343	3/2021	USD	64,291,920	1,324,183

					1,324,183

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$773,366,259	$—	$—	$773,366,259
Consumer Discretionary	913,742,330	—	—	913,742,330
Consumer Staples	467,421,081	—	—	467,421,081
Energy	163,609,420	—	—	163,609,420
Financials	749,471,487	—	—	749,471,487
Health Care	966,718,503	—	—	966,718,503
Industrials	603,084,186	—	—	603,084,186
Information Technology	1,981,417,600	—	—	1,981,417,600
Materials	188,644,032	—	—	188,644,032
Real Estate	173,752,177	—	—	173,752,177
Utilities	198,116,298	—	—	198,116,298
Futures	1,324,183	—	—	1,324,183
Short-Term Investments
Repurchase Agreements	—	2,238,378	—	2,238,378

Total Assets	$7,180,667,556	$2,238,378	$—	$7,182,905,934

Total Liabilities	$—	$—	$—	$—

Total	$7,180,667,556	$2,238,378	$—	$7,182,905,934

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$1,324,183	*

Total		$1,324,183

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$14,419,670	$14,419,670

Total	$14,419,670	$14,419,670

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$18,904	$18,904

Total	$18,904	$18,904

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Portfolio held futures contracts with an average notional balance of approximately $56,887,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$268,930,344
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$479,999,453

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,917,092,966
Aggregate gross unrealized depreciation	(211,824,210)

Net unrealized appreciation	$4,705,268,756

Federal income tax cost of investments in securities and derivative instruments, if applicable	$2,477,637,178

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $2,463,301,988)	$7,179,343,373
Repurchase Agreements (Cost $2,238,378)	2,238,378
Cash	76,602,420
Dividends, interest and other receivables	5,298,108
Receivable for Portfolio shares sold	3,091,763
Due from broker for futures variation margin	421,893
Securities lending income receivable	7,617
Other assets	26,374

Total assets	7,267,029,926

LIABILITIES
Payable for Portfolio shares redeemed	9,486,408
Payable for return of collateral on securities loaned	2,238,378
Investment management fees payable	1,123,544
Distribution fees payable – Class IB	899,021
Administrative fees payable	583,588
Distribution fees payable – Class IA	534,790
Trustees’ fees payable	5,775
Accrued expenses	62,483

Total liabilities	14,933,987

NET ASSETS	$7,252,095,939

Net assets were comprised of:
Paid in capital	$2,471,341,173
Total distributable earnings (loss)	4,780,754,766

Net assets	$7,252,095,939

Class IA
Net asset value, offering and redemption price per share, $2,567,471,138 / 44,152,664 shares outstanding (unlimited amount authorized: $0.01 par value)	$58.15

Class IB
Net asset value, offering and redemption price per share, $4,318,446,196 / 74,697,885 shares outstanding (unlimited amount authorized: $0.01 par value)	$57.81

Class K
Net asset value, offering and redemption price per share, $366,178,605 / 6,298,849 shares outstanding (unlimited amount authorized: $0.01 par value)	$58.13

(x)	Includes value of securities on loan of $5,649,119.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends	$117,755,903
Interest	230,908
Securities lending (net)	138,861

Total income	118,125,672

EXPENSES
Investment management fees	13,526,904
Distribution fees – Class IB	9,339,804
Administrative fees	6,019,536
Distribution fees – Class IA	5,634,970
Printing and mailing expenses	438,721
Professional fees	223,217
Trustees’ fees	204,098
Custodian fees	138,500
Miscellaneous	132,319

Gross expenses	35,658,069
Less: Waiver from investment manager	(393,382)

Net expenses	35,264,687

NET INVESTMENT INCOME (LOSS)	82,860,985

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	187,573,493
Futures contracts	14,419,670

Net realized gain (loss)	201,993,163

Change in unrealized appreciation (depreciation) on:
Investments in securities	819,226,925
Futures contracts	18,904

Net change in unrealized appreciation (depreciation)	819,245,829

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,021,238,992

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,104,099,977

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$82,860,985	$92,092,671
Net realized gain (loss)	201,993,163	118,213,451
Net change in unrealized appreciation (depreciation)	819,245,829	1,336,512,074

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,104,099,977	1,546,818,196

Distributions to shareholders:
Class IA	(80,746,345)	(75,724,003)
Class IB	(136,169,617)	(124,546,788)
Class K	(12,242,605)	(12,391,249)

Total distributions to shareholders	(229,158,567)	(212,662,040)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 3,455,551 and 2,687,276 shares, respectively ]	169,881,322	125,971,629
Capital shares issued in reinvestment of dividends and distributions [ 1,438,788 and 1,518,620 shares, respectively ]	80,746,345	75,724,003
Capital shares repurchased [ (5,908,089) and (4,633,117) shares, respectively ]	(300,245,549)	(219,656,824)

Total Class IA transactions	(49,617,882)	(17,961,192)

Class IB
Capital shares sold [ 7,809,555 and 6,259,112 shares, respectively ]	386,599,748	292,243,789
Capital shares issued in reinvestment of dividends and distributions [ 2,440,450 and 2,511,750 shares, respectively ]	136,169,617	124,546,788
Capital shares repurchased [ (9,998,886) and (8,250,193) shares, respectively ]	(501,934,595)	(386,192,729)

Total Class IB transactions	20,834,770	30,597,848

Class K
Capital shares sold [ 719,371 and 660,116 shares, respectively ]	35,397,973	31,236,038
Capital shares issued in reinvestment of dividends and distributions [ 218,123 and 248,598 shares, respectively ]	12,242,605	12,391,249
Capital shares repurchased [ (1,591,422) and (1,362,019) shares, respectively ]	(79,151,159)	(64,903,317)

Total Class K transactions	(31,510,581)	(21,276,030)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(60,293,693)	(8,639,374)

TOTAL INCREASE (DECREASE) IN NET ASSETS	814,647,717	1,325,516,782
NET ASSETS:
Beginning of year	6,437,448,222	5,111,931,440

End of year	$7,252,095,939	$6,437,448,222

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017	2016
Net asset value, beginning of year	$51.03	$40.40	$44.17	$37.31	$34.49

Income (loss) from investment operations:
Net investment income (loss) (e)	0.66	0.73	0.65	0.59	0.56
Net realized and unrealized gain (loss)	8.34	11.62	(2.73)	7.24	3.32

Total from investment operations	9.00	12.35	(2.08)	7.83	3.88

Less distributions:
Dividends from net investment income	(0.67)	(0.76)	(0.67)	(0.60)	(0.57)
Distributions from net realized gains	(1.21)	(0.96)	(1.02)	(0.37)	(0.49)

Total dividends and distributions	(1.88)	(1.72)	(1.69)	(0.97)	(1.06)

Net asset value, end of year	$58.15	$51.03	$40.40	$44.17	$37.31

Total return	17.78%	30.69%	(4.93)%	21.02%	11.24%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,567,471	$2,304,967	$1,842,197	$2,019,882	$1,732,371
Ratio of expenses to average net assets:
After waivers (f)	0.57%	0.58%	0.58%	0.60%	0.61%
Before waivers (f)	0.58%	0.58%	0.58%	0.60%	0.61%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.30%	1.55%	1.42%	1.43%	1.59%
Before waivers (f)	1.29%	1.55%	1.42%	1.43%	1.59%
Portfolio turnover rate^	4%	4%	3%	3%	5%

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$50.75	$40.19	$43.94	$37.12	$34.32

Income (loss) from investment operations:
Net investment income (loss) (e)	0.66	0.73	0.64	0.58	0.56
Net realized and unrealized gain (loss)	8.28	11.55	(2.70)	7.21	3.30

Total from investment operations	8.94	12.28	(2.06)	7.79	3.86

Less distributions:
Dividends from net investment income	(0.67)	(0.76)	(0.67)	(0.60)	(0.57)
Distributions from net realized gains	(1.21)	(0.96)	(1.02)	(0.37)	(0.49)

Total dividends and distributions	(1.88)	(1.72)	(1.69)	(0.97)	(1.06)

Net asset value, end of year	$57.81	$50.75	$40.19	$43.94	$37.12

Total return	17.76%	30.68%	(4.91)%	21.02%	11.22%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,318,446	$3,777,876	$2,970,740	$3,264,301	$2,766,809
Ratio of expenses to average net assets:
After waivers (f)	0.57%	0.58%	0.58%	0.60%	0.61%
Before waivers (f)	0.58%	0.58%	0.58%	0.60%	0.61%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.30%	1.55%	1.42%	1.43%	1.59%
Before waivers (f)	1.29%	1.55%	1.42%	1.43%	1.59%
Portfolio turnover rate^	4%	4%	3%	3%	5%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/EQUITY 500 INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$51.00	$40.37	$44.14	$37.27	$34.46

Income (loss) from investment operations:
Net investment income (loss) (e)	0.79	0.85	0.76	0.69	0.65
Net realized and unrealized gain (loss)	8.34	11.62	(2.73)	7.25	3.32

Total from investment operations	9.13	12.47	(1.97)	7.94	3.97

Less distributions:
Dividends from net investment income	(0.79)	(0.88)	(0.78)	(0.70)	(0.67)
Distributions from net realized gains	(1.21)	(0.96)	(1.02)	(0.37)	(0.49)

Total dividends and distributions	(2.00)	(1.84)	(1.80)	(1.07)	(1.16)

Net asset value, end of year	$58.13	$51.00	$40.37	$44.14	$37.27

Total return	18.06%	31.01%	(4.69)%	21.34%	11.50%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$366,179	$354,605	$298,994	$341,989	$284,729
Ratio of expenses to average net assets:
After waivers (f)	0.32%	0.33%	0.33%	0.35%	0.36%
Before waivers (f)	0.33%	0.33%	0.33%	0.35%	0.36%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.55%	1.80%	1.67%	1.68%	1.84%
Before waivers (f)	1.55%	1.80%	1.67%	1.68%	1.84%
Portfolio turnover rate^	4%	4%	3%	3%	5%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	FIAM LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	26.32%	19.09%
Portfolio – Class K Shares*	26.64	19.39
S&P 500® Index	18.40	17.13

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 26.32% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned 18.40% over the same period.

Portfolio Highlights

What helped performance during the year:

•	By design, security selection was the main driver of results.

•

Contributors to performance included positive security selection in the information technology, industrials and communication services sectors, specifically among the software & services, capital goods, and media & entertainment names.

•

Among individual holdings in the software & services group, the out-of-benchmark position in cloud-based communications software provider Twilio was the top contributors. Shares of Twilio, Inc. surged over 208% over the year, fueled by broader market momentum as the heightened demand for digital communication services continued to expand and accelerate new customer adoption. Shares were further boosted amid positive investor sentiment after the company acquired Segment, a customer data infrastructure company. The acquisition will serve to help Twilio accelerate its move up the stack to make the customer experience seamless from end-to-end.

•

The largest contributor to relative performance over the year was the out-of-benchmark position in solar panel installation company Vivint Solar, Inc.. Shares soared roughly 463%, first accelerating on meaningful key channel growth within the company’s inside-sales, retail, and homebuilder arms. Shares subsequently surged on news of the company’s agreement to be purchased by residential solar energy systems company Sunrun, Inc. for roughly $3.2 billion, including debt. The deal is expected to result in cost synergies and help Sunrun’s position versus rivals.

What hurt performance during the year:

•	The utilities sector was the only sector to post a modest negative return over the reporting period.

•

Among the utilities names, an overweight position in transmission and distribution electric utility company Edison International hampered performance. Shares declined over the period amid significant legal and financial troubles. During the year, Edison was faced with growing liabilities for major wildfires in the state of California that were the fault of Edison’s equipment. Coronavirus related pressures further weighed on the shares.

•

On an individual security basis, the two largest detractors from performance over the reporting period were the overweight positions in industrial conglomerate General Electric Co. and cruise line Royal Caribbean Cruises Ltd. The stock of General Electric dropped over the year, falling most significantly in early March after management announced that the coronavirus would pressure earnings and free cash flow for the near future. General Electric called the COVID-19 outbreak an “evolving variable,” particularly for its aviation segment, which struggled because the pandemic halted air travel and shut down manufacturing operations in many parts of the world. Shares of Royal Caribbean fell almost -72% during the period as operators cancelled itineraries for the foreseeable future due to the coronavirus pandemic, particularly in Europe and the U.S, the largest markets for their cruises.

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2020	% of Net Assets
Information Technology	25.7%
Health Care	12.7
Consumer Discretionary	12.4
Industrials	10.7
Financials	10.6
Communication Services	10.1
Consumer Staples	6.3
Materials	2.9
Utilities	2.7
Energy	2.5
Real Estate	2.4
Exchange Traded Fund	0.3
Repurchase Agreements	0.2
Cash and Other	0.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,279.60	$4.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.76	4.42
Class K
Actual	1,000.00	1,281.10	3.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.02	3.15

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 0.87% and 0.62%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (10.1%)
Entertainment (2.7%)
Activision Blizzard, Inc.	36,120	$3,353,742
Bilibili, Inc. (ADR)*	12,361	1,059,585
Cinemark Holdings, Inc. (x)	31,600	550,156
Electronic Arts, Inc.	9,497	1,363,769
Liberty Media Corp.-Liberty Formula One, Class C*	10,294	438,524
Live Nation Entertainment, Inc.*	21,632	1,589,519
Netflix, Inc.*	10,793	5,836,099
Spotify Technology SA*	1,162	365,635
Walt Disney Co. (The)*	61,488	11,140,396

		25,697,425

Interactive Media & Services (6.3%)
Alphabet, Inc., Class A*	4,146	7,266,445
Alphabet, Inc., Class C*	15,400	26,978,952
ANGI Homeservices, Inc., Class A*	96,308	1,270,784
Facebook, Inc., Class A*	80,572	22,009,048
IAC/InterActiveCorp*	2,100	397,635
Kakao Corp.	590	211,548
Tongdao Liepin Group (m)*	371,265	894,586
Yandex NV, Class A*	8,400	584,472
Z Holdings Corp.	163,100	986,293
ZoomInfo Technologies, Inc., Class A*	6,200	299,026

		60,898,789

Media (0.2%)
Altice USA, Inc., Class A(x)*	27,705	1,049,188
Discovery, Inc., Class A(x)*	7,211	216,979
Interpublic Group of Cos., Inc. (The)	5,783	136,016
ViacomCBS, Inc.	18,138	675,822

		2,078,005

Wireless Telecommunication Services (0.9%)
Boingo Wireless, Inc.*	123,932	1,576,415
SoftBank Group Corp.	21,300	1,662,248
T-Mobile US, Inc.*	40,887	5,513,612

		8,752,275

Total Communication Services		97,426,494

Consumer Discretionary (12.4%)
Auto Components (0.5%)
Aptiv plc	35,500	4,625,295

Automobiles (0.4%)
Tesla, Inc.*	4,800	3,387,216

Hotels, Restaurants & Leisure (1.4%)
Las Vegas Sands Corp.	78,200	4,660,720
Marriott International, Inc., Class A	35,500	4,683,160
McDonald’s Corp.	17,800	3,819,524
Starbucks Corp.	2,700	288,846

		13,452,250

Household Durables (0.3%)
Lennar Corp., Class A	41,927	3,196,095

Internet & Direct Marketing Retail (5.3%)
Alibaba Group Holding Ltd. (ADR)*	20,725	4,823,329
Amazon.com, Inc.*	11,570	37,682,680
Booking Holdings, Inc.*	2,600	5,790,902
JD Health International, Inc. (m)*	29,400	568,853
Kogan.com Ltd.	7,778	113,933
MakeMyTrip Ltd.*	20,800	614,224
Ocado Group plc*	6,800	212,668
Pinduoduo, Inc. (ADR)*	4,800	852,816

		50,659,405

Multiline Retail (0.4%)
Dollar Tree, Inc.*	40,200	4,343,208

Specialty Retail (3.0%)
Best Buy Co., Inc.	41,100	4,101,369
Burlington Stores, Inc.*	13,900	3,635,545
Home Depot, Inc. (The)	38,500	10,226,370
TJX Cos., Inc. (The)	87,500	5,975,375
Ulta Beauty, Inc.*	16,970	4,873,105

		28,811,764

Textiles, Apparel & Luxury Goods (1.1%)
Columbia Sportswear Co.	23,700	2,070,906
LVMH Moet Hennessy Louis Vuitton SE	2,100	1,310,696
NIKE, Inc., Class B	52,700	7,455,469

		10,837,071

Total Consumer Discretionary		119,312,304

Consumer Staples (6.3%)
Beverages (2.3%)
Boston Beer Co., Inc. (The), Class A*	800	795,432
Coca-Cola Co. (The)	129,900	7,123,716
Constellation Brands, Inc., Class A	6,500	1,423,825
Keurig Dr Pepper, Inc.	29,100	931,200
Molson Coors Beverage Co., Class B	19,000	858,610
Monster Beverage Corp.*	28,500	2,635,680
PepsiCo, Inc.	45,600	6,762,480
Pernod Ricard SA	6,500	1,245,106

		21,776,049

Food & Staples Retailing (1.6%)
Costco Wholesale Corp.	16,400	6,179,192
Performance Food Group Co.*	18,500	880,785
Sysco Corp.	23,000	1,707,980
Walgreens Boots Alliance, Inc.	13,500	538,380
Walmart, Inc.	44,700	6,443,505

		15,749,842

Food Products (0.8%)
Beyond Meat, Inc. (x)*	1,700	212,500
Darling Ingredients, Inc.*	14,100	813,288
Freshpet, Inc.*	8,400	1,192,716
Hotel Chocolat Group plc*	5,600	32,355
Lamb Weston Holdings, Inc.	19,900	1,566,926
Mondelez International, Inc., Class A	62,700	3,666,069

		7,483,854

Household Products (1.3%)
Church & Dwight Co., Inc.	3,600	314,028
Clorox Co. (The)	4,200	848,064
Procter & Gamble Co. (The)	82,300	11,451,222

		12,613,314

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Personal Products (0.3%)
Estee Lauder Cos., Inc. (The), Class A	11,300	$3,007,947

Total Consumer Staples		60,631,006

Energy (2.4%)
Energy Equipment & Services (0.3%)
Baker Hughes Co.	19,900	414,915
Oceaneering International, Inc.*	68,400	543,780
SBM Offshore NV	23,600	448,753
Subsea 7 SA*	103,900	1,064,417
TechnipFMC plc	21,100	198,340

		2,670,205

Oil, Gas & Consumable Fuels (2.1%)
Africa Oil Corp. (x)*	282,400	250,697
Aker BP ASA	10,500	264,758
Apache Corp.	74,200	1,052,898
Canadian Natural Resources Ltd.	65,500	1,574,079
Cheniere Energy, Inc.*	5,100	306,153
Chevron Corp.	13,500	1,140,075
Equinor ASA (ADR)	43,900	720,838
Exxon Mobil Corp.	154,700	6,376,734
Hess Corp.	39,900	2,106,321
Kosmos Energy Ltd.	214,500	504,075
Marathon Petroleum Corp.	3,500	144,760
MEG Energy Corp.*	261,600	914,541
Phillips 66	23,155	1,619,461
Reliance Industries Ltd. (GDR)§	19,500	1,066,650
Royal Dutch Shell plc (ADR), Class B	26,000	873,860
TOTAL SE (ADR) (x)	11,100	465,201
Valero Energy Corp.	19,300	1,091,801
Williams Cos., Inc. (The)	4,600	92,230

		20,565,132

Total Energy		23,235,337

Financials (10.6%)
Banks (3.3%)
Bank of America Corp.	232,700	7,053,137
Citigroup, Inc.	96,500	5,950,190
Comerica, Inc.	24,700	1,379,742
Eurobank Ergasias Services and Holdings SA*	1,080,500	763,748
First Horizon National Corp.	54,100	690,316
Huntington Bancshares, Inc.	79,200	1,000,296
JPMorgan Chase & Co.	36,800	4,676,176
KeyCorp	62,400	1,023,984
M&T Bank Corp.	7,600	967,480
Signature Bank	3,900	527,631
Societe Generale SA*	32,800	682,074
Wells Fargo & Co.	240,900	7,270,362

		31,985,136

Capital Markets (2.5%)
Bank of New York Mellon Corp. (The)	180,200	7,647,688
BlackRock, Inc.	5,900	4,257,086
Cboe Global Markets, Inc.	9,900	921,888
Intercontinental Exchange, Inc.	25,700	2,962,953
Morgan Stanley	93,600	6,414,408
Virtu Financial, Inc., Class A	77,800	1,958,226

		24,162,249

Consumer Finance (1.7%)
360 DigiTech, Inc. (ADR)*	21,800	257,022
Ally Financial, Inc.	17,200	613,352
Capital One Financial Corp.	98,300	9,716,955
Discover Financial Services	17,100	1,548,063
OneMain Holdings, Inc.	61,388	2,956,446
SLM Corp.	91,300	1,131,207

		16,223,045

Diversified Financial Services (1.2%)
Berkshire Hathaway, Inc., Class A*	4	1,391,260
Berkshire Hathaway, Inc., Class B*	35,800	8,300,946
Voya Financial, Inc.	26,400	1,552,584

		11,244,790

Insurance (1.9%)
American International Group, Inc.	59,300	2,245,098
Arthur J Gallagher & Co.	12,400	1,534,004
Fairfax Financial Holdings Ltd.	2,600	886,173
Hartford Financial Services Group, Inc. (The)	41,600	2,037,568
Marsh & McLennan Cos., Inc.	19,637	2,297,529
Travelers Cos., Inc. (The)	51,800	7,271,166
Willis Towers Watson plc	8,000	1,685,440

		17,956,978

Total Financials		101,572,198

Health Care (12.7%)
Biotechnology (1.9%)
Acceleron Pharma, Inc.*	2,145	274,431
Amgen, Inc.	30,196	6,942,665
Argenx SE (ADR)*	2,700	794,043
Biogen, Inc.*	3,400	832,524
Blueprint Medicines Corp.*	6,900	773,835
Mersana Therapeutics, Inc.*	1,700	45,237
PTC Therapeutics, Inc.*	24,236	1,479,123
Regeneron Pharmaceuticals, Inc.*	9,400	4,541,234
Sarepta Therapeutics, Inc.*	2,400	409,176
Vertex Pharmaceuticals, Inc.*	10,291	2,432,175

		18,524,443

Health Care Equipment & Supplies (3.0%)
Abbott Laboratories	68,437	7,493,167
Becton Dickinson and Co.	6,158	1,540,855
Boston Scientific Corp.*	167,000	6,003,650
DexCom, Inc.*	5,200	1,922,544
Intuitive Surgical, Inc.*	6,800	5,563,080
Masimo Corp.*	3,600	966,168
Nevro Corp.*	7,300	1,263,630
Stryker Corp.	15,900	3,896,136

		28,649,230

Health Care Providers & Services (3.1%)
AmerisourceBergen Corp.	11,500	1,124,240
Cigna Corp.	16,400	3,414,152
HCA Healthcare, Inc.	28,431	4,675,762
Humana, Inc.	13,500	5,538,645
UnitedHealth Group, Inc.	43,600	15,289,648

		30,042,447

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Health Care Technology (0.0%)
Health Catalyst, Inc.*	1,200	$52,236

Life Sciences Tools & Services (1.1%)
Thermo Fisher Scientific, Inc.	22,520	10,489,365

Pharmaceuticals (3.6%)
AstraZeneca plc (ADR)	76,500	3,824,235
Bristol-Myers Squibb Co.	123,566	7,664,799
Eli Lilly and Co.	39,600	6,686,064
Horizon Therapeutics plc*	50,400	3,686,760
Roche Holding AG	10,878	3,796,794
Royalty Pharma plc, Class A	19,000	950,950
UCB SA	18,900	1,950,574
Zoetis, Inc.	35,015	5,794,983

		34,355,159

Total Health Care		122,112,880

Industrials (10.7%)
Aerospace & Defense (2.0%)
Axon Enterprise, Inc.*	7,300	894,469
Boeing Co. (The)	16,800	3,596,208
General Dynamics Corp.	26,423	3,932,271
Northrop Grumman Corp.	14,300	4,357,496
Raytheon Technologies Corp.	95,100	6,800,601

		19,581,045

Air Freight & Logistics (0.6%)
FedEx Corp.	22,100	5,737,602

Construction & Engineering (0.7%)
AECOM*	93,300	4,644,474
Granite Construction, Inc.	59,243	1,582,381

		6,226,855

Electrical Equipment (2.3%)
Array Technologies, Inc.*	80,203	3,459,957
Sensata Technologies Holding plc*	151,000	7,963,740
Sunrun, Inc.*	156,021	10,824,737

		22,248,434

Industrial Conglomerates (0.9%)
3M Co.	6,800	1,188,572
General Electric Co.	585,179	6,319,933
Honeywell International, Inc.	6,100	1,297,470

		8,805,975

Machinery (1.3%)
Allison Transmission Holdings, Inc.	132,000	5,693,160
Caterpillar, Inc.	34,700	6,316,094
Flowserve Corp.	2,300	84,755

		12,094,009

Marine (0.5%)
AP Moller – Maersk A/S, Class B	2,358	5,261,803

Professional Services (0.9%)
Dun & Bradstreet Holdings, Inc. (x)*	17,900	445,710
Nielsen Holdings plc	386,981	8,076,294

		8,522,004

Road & Rail (1.5%)
Lyft, Inc., Class A*	59,301	2,913,458
Norfolk Southern Corp.	21,800	5,179,898
Uber Technologies, Inc.*	109,855	5,602,605
Union Pacific Corp.	4,400	916,168

		14,612,129

Total Industrials		103,089,856

Information Technology (25.7%)
Communications Equipment (0.0%)
Lumentum Holdings, Inc.*	700	66,360

Electronic Equipment, Instruments & Components (2.0%)
Corning, Inc.	15,200	547,200
Flex Ltd.*	390,313	7,017,828
II-VI, Inc.*	11,778	894,657
Insight Enterprises, Inc.*	12,800	973,952
Jabil, Inc.	227,506	9,675,830

		19,109,467

IT Services (4.5%)
Capgemini SE	22,400	3,469,877
Cognizant Technology Solutions Corp., Class A	19,300	1,581,635
DXC Technology Co.	7,100	182,825
Fidelity National Information Services, Inc.	34,600	4,894,516
Fiserv, Inc.*	5,300	603,458
FleetCor Technologies, Inc.*	1,700	463,811
Genpact Ltd.	83,300	3,445,288
Global Payments, Inc.	8,500	1,831,070
GoDaddy, Inc., Class A*	14,600	1,211,070
LiveRamp Holdings, Inc.*	8,600	629,434
Mastercard, Inc., Class A	32,200	11,493,468
MongoDB, Inc.*	1,100	394,944
PayPal Holdings, Inc.*	34,200	8,009,640
Sabre Corp.	21,710	260,954
Visa, Inc., Class A	22,600	4,943,298

		43,415,288

Semiconductors & Semiconductor Equipment (4.4%)
Advanced Micro Devices, Inc.*	29,600	2,714,616
Applied Materials, Inc.	25,700	2,217,910
Cirrus Logic, Inc.*	24,800	2,038,560
Lam Research Corp.	6,724	3,175,543
Marvell Technology Group Ltd.	62,500	2,971,250
Micron Technology, Inc.*	74,300	5,585,874
NVIDIA Corp.	17,900	9,347,380
NXP Semiconductors NV	34,600	5,501,746
ON Semiconductor Corp.*	120,430	3,941,674
QUALCOMM, Inc.	25,600	3,899,904
Semtech Corp.*	7,000	504,630
Xilinx, Inc.	6,083	862,387

		42,761,474

Software (9.2%)
Adobe, Inc.*	4,500	2,250,540
Autodesk, Inc.*	9,200	2,809,128
Cloudflare, Inc., Class A*	16,270	1,236,357
Digital Turbine, Inc.*	5,400	305,424
Elastic NV*	20,500	2,995,665
LivePerson, Inc.*	24,150	1,502,855
Microsoft Corp.	209,500	46,596,990
NortonLifeLock, Inc.	160,400	3,333,112

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Nuance Communications, Inc.*	83,600	$3,685,924
Oracle Corp.	9,400	608,086
Palo Alto Networks, Inc.*	3,800	1,350,482
Rapid7, Inc.*	18,700	1,685,992
RingCentral, Inc., Class A*	1,300	492,661
salesforce.com, Inc.*	23,900	5,318,467
Splunk, Inc.*	1,600	271,824
SS&C Technologies Holdings, Inc.	7,800	567,450
SVMK, Inc.*	184,131	4,704,547
Telos Corp.*	4,400	145,112
Verint Systems, Inc.*	20,600	1,383,908
VMware, Inc., Class A(x)*	2,800	392,728
Workday, Inc., Class A*	8,800	2,108,568
Workiva, Inc.*	1,300	119,106
Yext, Inc.*	169,700	2,667,684
Zendesk, Inc.*	10,400	1,488,448

		88,021,058

Technology Hardware, Storage & Peripherals (5.6%)
Apple, Inc.	368,400	48,882,996
HP, Inc.	49,800	1,224,582
Samsung Electronics Co. Ltd.	38,250	2,852,113
Western Digital Corp.	11,100	614,829
Xerox Holdings Corp.	4,700	108,993

		53,683,513

Total Information Technology		247,057,160

Materials (2.9%)
Chemicals (1.6%)
Air Products and Chemicals, Inc.	5,432	1,484,131
Albemarle Corp.	6,200	914,624
Amyris, Inc.(x)*	186,900	1,154,108
Balchem Corp.	4,500	518,490
Ecolab, Inc.	7,401	1,601,280
FMC Corp.	7,900	907,947
Innospec, Inc.	8,300	753,059
Linde plc	7,628	2,010,054
Livent Corp.*	158,204	2,980,563
LyondellBasell Industries NV, Class A	9,700	889,102
Olin Corp.	55,000	1,350,800
Sherwin-Williams Co. (The)	1,407	1,034,019

		15,598,177

Construction Materials (0.3%)
Martin Marietta Materials, Inc.	4,543	1,290,075
Summit Materials, Inc., Class A*	41,109	825,469
Vulcan Materials Co.	7,500	1,112,325

		3,227,869

Containers & Packaging (0.2%)
Crown Holdings, Inc.*	19,159	1,919,732

Metals & Mining (0.8%)
Commercial Metals Co.	29,700	610,038
First Quantum Minerals Ltd.	102,200	1,834,606
Freeport-McMoRan, Inc.	74,854	1,947,701
Lynas Rare Earths Ltd.*	234,802	720,462
Newmont Corp.	36,852	2,207,066

		7,319,873

Total Materials		28,065,651

Real Estate (2.4%)
Equity Real Estate Investment Trusts (REITs) (2.2%)
Alexandria Real Estate Equities, Inc. (REIT)	4,975	886,644
American Tower Corp. (REIT)	16,598	3,725,587
Corporate Office Properties Trust (REIT)	18,883	492,469
CubeSmart (REIT)	20,898	702,382
Digital Realty Trust, Inc. (REIT)	10,440	1,456,484
Douglas Emmett, Inc. (REIT)	14,653	427,575
Equinix, Inc. (REIT)	2,878	2,055,410
Kilroy Realty Corp. (REIT)	12,200	700,280
Lexington Realty Trust (REIT)	48,355	513,530
Mid-America Apartment Communities, Inc. (REIT)	8,177	1,035,944
PotlatchDeltic Corp. (REIT)	13,758	688,175
Prologis, Inc. (REIT)	26,077	2,598,834
SBA Communications Corp. (REIT)	5,085	1,434,631
Ventas, Inc. (REIT)	30,725	1,506,754
VICI Properties, Inc. (REIT)	15,652	399,126
Weyerhaeuser Co. (REIT)	74,330	2,492,285

		21,116,110

Real Estate Management & Development (0.2%)
Cushman & Wakefield plc(x)*	105,900	1,570,497
KE Holdings, Inc. (ADR)*	2,290	140,927

		1,711,424

Total Real Estate		22,827,534

Utilities (2.7%)
Electric Utilities (2.1%)
American Electric Power Co., Inc.	2,900	241,483
Duke Energy Corp.	2,900	265,524
Edison International	37,000	2,324,340
Entergy Corp.	16,200	1,617,408
Evergy, Inc.	23,400	1,298,934
Exelon Corp.	57,400	2,423,428
FirstEnergy Corp.	47,200	1,444,792
NextEra Energy, Inc.	76,000	5,863,400
NRG Energy, Inc.	10,800	405,540
PG&E Corp.*	147,600	1,839,096
Southern Co. (The)	43,500	2,672,205

		20,396,150

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp. (The)	49,800	1,170,300

Multi-Utilities (0.5%)
CenterPoint Energy, Inc.	19,900	430,636
Dominion Energy, Inc.	28,960	2,177,792
Sempra Energy	16,100	2,051,301

		4,659,729

Total Utilities		26,226,179

Total Common Stocks (98.9%)
(Cost $703,113,024)		951,556,599

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUND (ETF):
Equity (0.3%)
iShares Core S&P 500 ETF	9,400	$3,528,666

Total Exchange Traded Fund (0.3%)
(Cost $3,356,979)		3,528,666

MASTER LIMITED PARTNERSHIPS:
Energy (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Black Stone Minerals LP	11,000	73,480
Magellan Midstream Partners LP	16,800	712,992

Total Master Limited Partnerships (0.1%)
(Cost $769,545)		786,472

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.2%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $400,005, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145% - 2.500%, maturing 8/31/21 - 2/15/46; total market value $408,001. (xx)	$400,000	400,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $1,608,478, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $1,640,638. (xx)	1,608,469	1,608,469

Total Repurchase Agreements		2,008,469

Total Short-Term Investments (0.2%) (Cost $2,008,469)		2,008,469

Total Investments in Securities (99.5%) (Cost $709,248,017)		957,880,206
Other Assets Less Liabilities (0.5%)		4,371,704

Net Assets (100%)		$962,251,910

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2020, the market value of these securities amounted to $1,066,650 or 0.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $1,463,439 or 0.2% of net assets.

(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $4,110,258. This was collateralized by $2,366,897 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.000%, maturing 1/21/21 - 5/15/50 and by cash of $2,008,469 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$93,671,819	$3,754,675	$—	$97,426,494
Consumer Discretionary	117,106,154	2,206,150	—	119,312,304
Consumer Staples	59,353,545	1,277,461	—	60,631,006
Energy	20,390,759	2,844,578	—	23,235,337
Financials	100,126,376	1,445,822	—	101,572,198
Health Care	116,365,512	5,747,368	—	122,112,880
Industrials	97,828,053	5,261,803	—	103,089,856
Information Technology	240,735,170	6,321,990	—	247,057,160
Materials	27,345,189	720,462	—	28,065,651
Real Estate	22,827,534	—	—	22,827,534
Utilities	26,226,179	—	—	26,226,179
Exchange Traded Funds	3,528,666	—	—	3,528,666
Master Limited Partnerships
Energy	786,472	—	—	786,472
Short-Term Investments
Repurchase Agreements	—	2,008,469	—	2,008,469

Total Assets	$926,291,428	$31,588,778	$—	$957,880,206

Total Liabilities	$—	$—	$—	$—

Total	$926,291,428	$31,588,778	$—	$957,880,206

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$846	$846

Total	$846	$846

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$49	$49

Total	$49	$49

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $41,000 for one month during the year ended December 31, 2020.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 8%)*	$707,379,884
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 7%)*	$754,602,438

*	During the year ended December 31, 2020, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$258,877,567
Aggregate gross unrealized depreciation	(13,134,696)

Net unrealized appreciation	$245,742,871

Federal income tax cost of investments in securities and derivative instruments, if applicable	$712,137,335

For the year ended December 31, 2020, the Portfolio incurred approximately $108,333 as brokerage commissions with National Financial Services LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $707,239,548)	$955,871,737
Repurchase Agreements (Cost $2,008,469)	2,008,469
Cash	5,575,707
Foreign cash (Cost $162,104)	176,475
Receivable for securities sold	2,610,992
Dividends, interest and other receivables	528,045
Receivable for Portfolio shares sold	111,635
Securities lending income receivable	2,362
Other assets	3,691

Total assets	966,889,113

LIABILITIES
Payable for return of collateral on securities loaned	2,008,469
Payable for securities purchased	1,542,164
Investment management fees payable	375,109
Payable for Portfolio shares redeemed	356,514
Distribution fees payable – Class IB	198,764
Administrative fees payable	75,257
Accrued expenses	80,926

Total liabilities	4,637,203

NET ASSETS	$962,251,910

Net assets were comprised of:
Paid in capital	$693,540,311
Total distributable earnings (loss)	268,711,599

Net assets	$962,251,910

Class IB
Net asset value, offering and redemption price per share, $959,968,498 / 19,917,642 shares outstanding (unlimited amount authorized: $0.01 par value)	$48.20

Class K
Net asset value, offering and redemption price per share, $2,283,412 / 45,966 shares outstanding (unlimited amount authorized: $0.01 par value)	$49.68

(x)	Includes value of securities on loan of $4,110,258.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $116,677 foreign withholding tax)	$12,433,018
Interest	21,786
Securities lending (net)	84,138

Total income	12,538,942

EXPENSES
Investment management fees	4,329,739
Distribution fees – Class IB	2,013,127
Administrative fees	768,963
Custodian fees	136,000
Professional fees	91,652
Printing and mailing expenses	72,733
Trustees’ fees	25,905
Miscellaneous	16,013

Gross expenses	7,454,132
Less: Waiver from investment manager	(434,235)

Net expenses	7,019,897

NET INVESTMENT INCOME (LOSS)	5,519,045

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	57,582,216
Forward foreign currency contracts	846
Foreign currency transactions	(9,726)

Net realized gain (loss)	57,573,336

Change in unrealized appreciation (depreciation) on:
Investments in securities	138,792,311
Forward foreign currency contracts	49
Foreign currency translations	14,517

Net change in unrealized appreciation (depreciation)	138,806,877

NET REALIZED AND UNREALIZED GAIN (LOSS)	196,380,213

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$201,899,258

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,519,045	$6,759,644
Net realized gain (loss)	57,573,336	10,367,745
Net change in unrealized appreciation (depreciation)	138,806,877	181,775,697

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	201,899,258	198,903,086

Distributions to shareholders:
Class IB	(39,785,684)	(7,140,891)
Class K	(96,052)	(20,943)

Total distributions to shareholders	(39,881,736)	(7,161,834)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [1,065,742 and 956,296 shares, respectively]	43,108,043	33,923,401
Capital shares issued in reinvestment of dividends[ 857,672 and 183,271 shares, respectively]	39,785,684	7,140,891
Capital shares repurchased [(2,325,629) and (2,161,441) shares, respectively]	(94,609,918)	(77,147,902)

Total Class IB transactions	(11,716,191)	(36,083,610)

Class K
Capital shares sold [0 and 139 shares, respectively]	—	4,728
Capital shares issued in reinvestment of dividends[ 2,009 and 522 shares, respectively]	96,052	20,943
Capital shares repurchased [(3,773) and (91,505) shares, respectively]	(162,412)	(3,048,024)

Total Class K transactions	(66,360)	(3,022,353)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(11,782,551)	(39,105,963)

TOTAL INCREASE (DECREASE) IN NET ASSETS	150,234,971	152,635,289
NET ASSETS:
Beginning of year	812,016,939	659,381,650

End of year	$962,251,910	$812,016,939

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 22, 2018* to December 31, 2018
Class IB	2020		2019
Net asset value, beginning of period	$39.87		$30.69		$34.69

Income (loss) from investment operations:
Net investment income (loss) (e)	0.28	##	0.32		0.07
Net realized and unrealized gain (loss)	10.14		9.21		(3.99)

Total from investment operations	10.42		9.53		(3.92)

Less distributions:
Dividends from net investment income	(0.30)		(0.35)		(0.08)
Distributions from net realized gains	(1.79)		—		—

Total dividends and distributions	(2.09)		(0.35)		(0.08)

Net asset value, end of period	$48.20		$39.87		$30.69

Total return (b)	26.32%		31.09%		(11.31)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$959,968		$810,059		$655,008
Ratio of expenses to average net assets:
After waivers (a)(f)	0.87	%(j)	0.87	%(j)	0.87	%(j)
Before waivers (a)(f)	0.92%		0.94%		0.95%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.68	%(aa)	0.90%		1.12	%(l)
Before waivers (a)(f)	0.63	%(aa)	0.84%		1.03	%(l)
Portfolio turnover rate^	88%		72%		88	%(z)

	Year Ended December 31,				October 22, 2018* to December 31, 2018
Class K	2020		2019
Net asset value, beginning of period	$41.02		$31.56		$35.67

Income (loss) from investment operations:
Net investment income (loss) (e)	0.39	##	0.41		0.09
Net realized and unrealized gain (loss)	10.46		9.49		(4.10)

Total from investment operations	10.85		9.90		(4.01)

Less distributions:
Dividends from net investment income	(0.40)		(0.44)		(0.10)
Distributions from net realized gains	(1.79)		—		—

Total dividends and distributions	(2.19)		(0.44)		(0.10)

Net asset value, end of period	$49.68		$41.02		$31.56

Total return (b)	26.64%		31.41%		(11.26)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,283		$1,958		$4,373
Ratio of expenses to average net assets:
After waivers (a)(f)	0.62	%(j)	0.62	%(j)	0.62	%(j)
Before waivers (a)(f)	0.67%		0.69%		0.70%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.93	%(aa)	1.13%		1.37	%(l)
Before waivers (a)(f)	0.88	%(aa)	1.06%		1.28	%(l)
Portfolio turnover rate^	88%		72%		88	%(z)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIDELITY INSTITUTIONAL AM® LARGE CAP PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.23 and $0.34 for Class IB and Class K respectively.
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.87% for Class IB and 0.62% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.13% lower.

See Notes to Financial Statements.

EQ/FIRST TRUST MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	First Trust Advisors L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	6.73%	10.56%
Portfolio – Class K Shares*	6.98	10.82
EQ/First Trust Moderate Growth Allocation Index	14.05	15.22
S&P 500® Index	18.40	21.03
Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index	9.75	11.04

* Date of inception 2/1/19. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 6.73% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the EQ/First Trust Moderate Growth Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index, which returned 14.05%, 18.40% and 9.75%, respectively.

Portfolio Highlights

What helped performance during the year:

•

During the performance period, all asset classes included in the strategic allocation had positive returns with small cap U.S. stocks posting the highest total return, followed by U.S. large cap stocks.

•

The Bloomberg Barclays U.S. 5-10 Corporate Bond Index, the largest strategic allocation in the fund (40%), was a strong performer during the year with a 9.75% total return as lower yields across the treasury curve boosted bond prices.

•	Relative performance was helped by the Portfolio’s allocation to the iShares Core MSCI EAFE ETF, which slightly outperformed its benchmark.

What hurt performance during the year:

•

Performance was hurt during the year by the reduction in equity exposure per the volatility control mandate. Overall, Portfolio volatility and equity asset class volatility were dramatically lowered by the hedging program during the year; however, the hedging process reduced the equity exposure of the Portfolio which resulted in lower total returns for the year.

•

During the first quarter, the volatility overlay process added significant relative value as short positions entered to reduce overall Portfolio volatility lowered the Portfolio’s overall exposure to a negative returning asset class. As the equity markets began to recover in the second and third quarters, eventually reaching all-time highs in the fourth quarter, the lower equity exposure resulting from the volatility control process dragged on relative Portfolio returns.

•

Relative performance was also hindered slightly by the underperformance of the Vanguard Intermediate-Term Corporate Bond ETF relative to its benchmark, the Bloomberg Barclays U.S. 5-10 Corporate bond Index.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio was both long and short equity index futures during the performance period as an efficient way to increase and/or decrease U.S. equity exposure. Overall, the futures contracts detracted from performance as they were used primarily to reduce equity exposure per the volatility control mandate of the fund. The futures were positive contributors in the first quarter, but with the strong equity rebound in the final three quarters of the year, the short positions resulted in losses which detracted from Portfolio performance.

EQ/FIRST TRUST MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — First Trust Advisors L.P

We believe the Portfolio is well positioned to achieve its objective of long-term total return while managing Portfolio volatility. As of year-end, the Portfolio is fully invested at its strategic benchmark weights.

Portfolio Characteristics As of December 31, 2020
Weighted Average Life (Years)	7.50
Weighted Average Coupon (%)	3.50
Weighted Average Modified Duration (Years)*	6.40
Weighted Average Rating**	BBB+

* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2020	% of Net Assets
Exchange-Traded Funds	94.8%
Investment Company	5.1
Cash and Other	0.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,144.00	$6.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.42	5.77
Class K
Actual	1,000.00	1,145.50	4.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.67	4.51

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.14% and 0.89%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FIRST TRUST MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (55.0%)
iShares Core MSCI EAFE ETF	112,805	$7,793,697
iShares Core S&P Mid-Cap ETF	34,067	7,829,619
iShares Russell 2000 ETF	39,872	7,817,304
SPDR S&P 500 ETF Trust	494	184,697
Vanguard S&P 500 ETF	38,990	13,400,473

Total Equity		37,025,790

Fixed Income (39.8%)
Vanguard Intermediate-Term Corporate Bond ETF	276,256	26,835,508

Total Exchange Traded Funds (94.8%) (Cost $53,807,394)		63,861,298

SHORT-TERM INVESTMENT:
Investment Company (5.1%)
JPMorgan Prime Money Market Fund, IM Shares	3,409,489	3,411,193

Total Short-Term Investment (5.1%) (Cost $3,411,507)		3,411,193

Total Investments in Securities (99.9%) (Cost $57,218,901)		67,272,491
Other Assets Less Liabilities (0.1%)		100,067

Net Assets (100%)		$67,372,558

Glossary:

USD	— United States Dollar

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	18	3/2021	USD	3,373,920	76,052

					76,052

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$63,861,298	$—	$—	$63,861,298
Futures	76,052	—	—	76,052
Short-Term Investment
Investment Company	3,411,193	—	—	3,411,193

Total Assets	$67,348,543	$—	$—	$67,348,543

Total Liabilities	$—	$—	$—	$—

Total	$67,348,543	$—	$—	$67,348,543

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIRST TRUST MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$76,052	*

Total		$76,052

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(1,273,105)	$(1,273,105)

Total	$(1,273,105)	$(1,273,105)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$67,555	$67,555

Total	$67,555	$67,555

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $3,124,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$59,344,664
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$36,764,797

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,846,303
Aggregate gross unrealized depreciation	(354)

Net unrealized appreciation	$8,845,949

Federal income tax cost of investments in securities and derivative instruments, if applicable	$58,502,594

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIRST TRUST MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (Cost $57,218,901)	$67,272,491
Cash	299,999
Due from broker for futures variation margin	236,969
Receivable for securities sold	59,477
Receivable for Portfolio shares sold	15,069
Securities lending income receivable	3,223
Dividends, interest and other receivables	573
Other assets	3,385

Total assets	67,891,186

LIABILITIES
Payable for securities purchased	420,966
Investment management fees payable	32,534
Distribution fees payable – Class IB	11,497
Administrative fees payable	6,887
Payable for Portfolio shares redeemed	83
Trustees’ fees payable	37
Accrued expenses	46,624

Total liabilities	518,628

NET ASSETS	$67,372,558

Net assets were comprised of:
Paid in capital	$60,035,376
Total distributable earnings (loss)	7,337,182

Net assets	$67,372,558

Class IB
Net asset value, offering and redemption price per share, $55,316,543 / 4,671,775 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.84

Class K
Net asset value, offering and redemption price per share, $12,056,015 / 1,017,905 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.84

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends	$1,029,873
Interest	1,276
Securities lending (net)	18,521

Total income	1,049,670

EXPENSES
Investment management fees	399,845
Distribution fees – Class IB	97,844
Administrative fees	61,785
Professional fees	52,926
Printing and mailing expenses	25,156
Custodian fees	9,819
Offering costs	1,570
Trustees’ fees	1,424
Miscellaneous	496

Gross expenses	650,865
Less: Waiver from investment manager	(112,474)

Net expenses	538,391

NET INVESTMENT INCOME (LOSS)	511,279

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(1,501,898)
Net distributions of realized gain received from underlying funds	54,507
Futures contracts	(1,273,105)

Net realized gain (loss)	(2,720,496)

Change in unrealized appreciation (depreciation) on:
Investments in securities	7,911,288
Futures contracts	67,555

Net change in unrealized appreciation (depreciation)	7,978,843

NET REALIZED AND UNREALIZED GAIN (LOSS)	5,258,347

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,769,626

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIRST TRUST MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	February 1, 2019* to December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$511,279	$376,058
Net realized gain (loss)	(2,720,496)	126,461
Net change in unrealized appreciation (depreciation)	7,978,843	2,150,799

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,769,626	2,653,318

Distributions to shareholders:
Class IB	(463,356)	(327,403)
Class K	(128,550)	(185,922)

Total distributions to shareholders	(591,906)	(513,325)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [2,587,647 and 2,191,726 shares, respectively]	27,385,968	23,543,364
Capital shares issued in reinvestment of dividends and distributions [ 40,093 and 29,571 shares, respectively]	463,356	327,403
Capital shares repurchased [(121,117) and (56,145) shares, respectively]	(1,262,486)	(617,232)

Total Class IB transactions	26,586,838	23,253,535

Class K
Capital shares sold [0 and 990,000 shares, respectively]	—	9,900,000
Capital shares issued in reinvestment of dividends and distributions [ 11,112 and 16,793 shares, respectively]	128,550	185,922

Total Class K transactions	128,550	10,085,922

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	26,715,388	33,339,457

TOTAL INCREASE (DECREASE) IN NET ASSETS	31,893,108	35,479,450
NET ASSETS:
Beginning of period	35,479,450	—

End of period	$67,372,558	$35,479,450

* Commencement of Operations.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FIRST TRUST MODERATE GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2020		February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$11.19		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11		0.20
Net realized and unrealized gain (loss)	0.64		1.16

Total from investment operations	0.75		1.36

Less distributions:
Dividends from net investment income	(0.10)		(0.12)
Distributions from net realized gains	—	#	(0.05)

Total dividends and distributions	(0.10)		(0.17)

Net asset value, end of period	$11.84		$11.19

Total return (b)	6.73%		13.55%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$55,317		$24,218
Ratio of expenses to average net assets:
After waivers (a)(f)	1.13	%(j)	1.13	%(j)
Before waivers (a)(f)	1.35%		1.74%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.99%		2.04	%(l)
Before waivers (a)(f)	0.76%		1.44	%(l)
Portfolio turnover rate^	80%		40	%(z)

Class K	Year Ended December 31, 2020		February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$11.19		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12		0.20
Net realized and unrealized gain (loss)	0.65		1.18

Total from investment operations	0.77		1.38

Less distributions:
Dividends from net investment income	(0.12)		(0.14)
Distributions from net realized gains	—	#	(0.05)

Total dividends and distributions	(0.12)		(0.19)

Net asset value, end of period	$11.84		$11.19

Total return (b)	6.98%		13.80%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$12,056		$11,262
Ratio of expenses to average net assets:
After waivers (a)(f)	0.88	%(j)	0.87	%(j)
Before waivers (a)(f)	1.11%		1.58%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.15%		2.04	%(l)
Before waivers (a)(f)	0.92%		1.33	%(l)
Portfolio turnover rate^	80%		40	%(z)
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.95% for Class K and 1.20% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Franklin Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	5.69%	7.46%	6.55%
Portfolio – Class IB Shares	5.69	7.46	6.52
S&P 500® Index	18.40	15.22	13.88
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	6.43	3.64	3.11

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 5.69% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index, which returned 18.40% and 6.43%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Thanks in part to substantial and widespread gains in the fourth quarter, the Portfolio was able to reverse much of the negative performance it saw in the first half of 2020, particularly in the beleaguered energy sector, which experienced huge equity and corporate-bond price swings and elevated volatility from March through October before rallying sharply through year-end.

•

On the equity side, mixed results at the sector level featured solid gains for information technology (IT), industrials and materials holdings foremost. To a lesser extent, consumer discretionary and three other equity sector allocations also moved higher for the year.

•

On the fixed income side of the Portfolio, seven out of 10 corporate bond sector exposures were net contributors for 2020 as a whole, as were short-term U.S. Treasury notes and government mortgage-backed holdings issued by GNMA, FNMA and Freddie Mac. Treasuries were a key part of the strategy during the year.

•

Health care sector debt securities issued by hospital and clinic operator Community Health Systems , Inc. (CHS) were standout contributors. CHS, which operates acute care facilities, released a much stronger-than-expected earnings reports that eventually detailed its rebound from first-half 2020 challenges stemming from the pandemic’s severe business impacts. Additionally, the company applied the proceeds from asset sales toward debt reduction and was able to access the debt and equity capital markets to meaningfully reduce its annual interest expense and extend the maturity profile of its capital structure.

•

A wide range of other corporate bonds offered additional support, including key contributors Endo International plc (health care), T-Mobile U.S., Inc. (communication services) and Bank of America Corp. (financials).

What hurt performance during the year:

•

The equity gains cited above were countered by overall losses in four sectors: energy, real estate, utilities and health care, with the bulk of their combined decline due to a sharp drop in the value of the Portfolio’s energy equities.

•

All energy holdings but one (French energy conglomerate TOTAL suffered double-digit percentage declines. Royal Dutch Shell plc, Weatherford International plc and Schlumberger Ltd. detracted most in the sector.

•	In the financials sector, a common stock position in Wells Fargo & Co. shed more than half of its equity

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO (Unaudited)

value. The other notable non-energy detractors included Intel Corp. (IT), Daimler AG (consumer discretionary) and Merck & Co., Inc. (health care).

•

Among fixed income holdings, high-yield energy bonds of Chesapeake Utilities Corp. and HighPoint Operating Corp. detracted most as the firms’ credit profiles deteriorated substantially during the historic selloff in oil and natural gas.

•

Several other non-energy bond positions suffered steep, double-digit percentage declines during the time held, namely Belk, Inc. and 24 Hour Fitness Worldwide, Inc. in the consumer discretionary sector; generic drug maker Mallinckrodt plc in health care; and AMC Entertainment Holdings, Inc. in communication services. Deteriorating business fundamentals and mounting high-interest debt loads were generally behind the various credit downgrades.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark. The Portfolio reduced its equity exposure at certain points of the year during which volatility was relatively high, de-equitizing by as much as 46% for 81 days.

Portfolio Positioning and Outlook - Franklin Advisers, Inc.

The effect of continued ample liquidity in the form of monetary and fiscal policy support, which we believe is likely to continue to be provided across developed economies, has enabled many markets to shrug off the severe economic shocks inflicted by the COVID-19 pandemic. This has particularly been the case across fixed income sectors, where U.S. Treasury yields remain well below pre-pandemic levels and the Federal Reserve has committed to keeping rates lower for longer. As a result, we think the appeal of many fixed income sectors has diminished as the potential for attractive total returns has become more challenged. We also recognize that the extraordinary experience of 2020 created tremendous divergence within global equity markets, and that the sectors and companies that led the recovery may not be the leaders in 2021. While vaccine development and distribution offer hope for further recovery and normalization ahead, the current coronavirus surge being experienced by so many reminds us that significant risks remain.

Expectations of an eventual recovery from the pandemic have become well-established in financial markets and increasingly reflected in equity valuations, while ongoing governmental support and central bank liquidity have continued to bode well for the asset class in 2021. We also think equity opportunities in early 2021 may favor sectors that were distinct laggards in 2020, including financials and utilities. Specifically, we believe valuations in consumer discretionary and communication services have been attractive relative to technology and other high-flying sectors of the past year. However, uneven control of the coronavirus has left the U.S. and global economies far below their potential and pre-pandemic output. Efforts to return to economic normality have been slow and patchy amid the growing realization that localized COVID-19 flare-ups will remain an ongoing threat, at least until a vaccine becomes widely available. U.S. and global equities require a more convincing, sustained economic recovery to support elevated valuations despite the revival of corporate earnings since mid-2020. We believed the equity recovery would be uneven since the very start of the pandemic, and we continue to be selective in our investment process as the path forward remains extraordinarily uncertain.

An inconsistent global recovery and a bias toward easier monetary policy contrast with long-term fixed income valuations that remain expensive, in our view. Corporate bonds, having benefited directly from central bank support, generally show signs of no longer providing adequate compensation for the credit risk they contain. This challenging backdrop still presents us with bond-buying opportunities, as the asset class remains attractive to us on a more selective basis, in part because corporate debt can provide diversification and additional yield on top of that offered by similar maturity government bonds.

Portfolio Characteristics As of December 31, 2020
Weighted Average Life (Years)	3.38
Weighted Average Coupon (%)	4.28
Weighted Average Effective Duration (Years)*	3.06
Weighted Average Rating**	A+

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2020	% of Net Assets
U.S. Treasury Obligations	17.0%
Health Care	11.9
Financials	11.6
Information Technology	9.8
Communication Services	5.9
Utilities	5.4
Industrials	5.1
Consumer Staples	4.8
Consumer Discretionary	4.8
Investment Companies	4.7
Energy	4.6
Materials	2.3
Mortgage-Backed Securities	1.4
Real Estate	1.2
Supranational	0.7
U.S. Government Agency Securities	0.6
Foreign Government Securities	0.5
Repurchase Agreements	0.4
Asset-Backed Securities	0.2
Municipal Bonds	0.0
Cash and Other	7.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,115.50	$5.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33
Class IB
Actual	1,000.00	1,115.50	5.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33

* Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratio of 1.05% and 1.05%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (0.2%)
American Airlines Pass-Through Trust,
Series 2017-1 AA 3.650%, 2/15/29	$41,438	$41,281
United Airlines Pass-Through Trust,
Series 2020-1 A 5.875%, 10/15/27	1,100,000	1,185,250

Total Asset-Backed Securities		1,226,531

Convertible Bond (0.1%)
Industrials (0.1%)
Airlines (0.1%)
Southwest Airlines Co.
1.250%, 5/1/25	500,000	726,250

Total Industrials		726,250

Total Convertible Bond		726,250

Corporate Bonds (20.9%)
Communication Services (2.5%)
Diversified Telecommunication Services (0.3%)
AT&T, Inc.
4.450%, 4/1/24	150,000	168,331
3.950%, 1/15/25	100,000	113,018
4.350%, 3/1/29	150,000	178,865
CCO Holdings LLC 5.500%, 5/1/26§	900,000	933,741
Telefonica Emisiones SA 4.570%, 4/27/23	150,000	163,954
Verizon Communications, Inc.
3.376%, 2/15/25	249,000	276,302
4.125%, 3/16/27	250,000	295,121
4.016%, 12/3/29	100,000	118,684

		2,248,016

Entertainment (0.3%)
Netflix, Inc.
4.375%, 11/15/26	1,000,000	1,111,250
4.875%, 4/15/28	500,000	562,500
Walt Disney Co. (The)
3.000%, 9/15/22	150,000	156,693
3.350%, 3/24/25	50,000	55,417
2.000%, 9/1/29	50,000	51,991
3.800%, 3/22/30	100,000	119,084

		2,056,935

Media (1.1%)
Charter Communications Operating LLC
4.908%, 7/23/25	100,000	115,941
5.050%, 3/30/29	50,000	60,729
Comcast Corp.
3.300%, 2/1/27	150,000	169,081
4.150%, 10/15/28	150,000	180,327
Diamond Sports Group LLC 5.375%, 8/15/26§	850,000	690,625
Discovery Communications LLC 2.950%, 3/20/23	132,000	139,022
3.900%, 11/15/24	150,000	166,048
DISH DBS Corp. 5.000%, 3/15/23	$4,000,000	$4,130,000
Fox Corp. 4.709%, 1/25/29	50,000	60,849
Interpublic Group of Cos., Inc. (The) 4.200%, 4/15/24	150,000	167,107
Omnicom Group, Inc. 3.600%, 4/15/26	150,000	171,133
Univision Communications, Inc. 6.625%, 6/1/27§	1,000,000	1,072,800
ViacomCBS, Inc. 4.750%, 5/15/25	100,000	115,927
WPP Finance 2010 3.750%, 9/19/24	100,000	110,449

		7,350,038

Wireless Telecommunication Services (0.8%)
Sprint Communications, Inc. 11.500%, 11/15/21	2,500,000	2,721,875
Sprint Corp. 7.875%, 9/15/23	1,200,000	1,386,360
7.625%, 3/1/26	1,000,000	1,238,960
T-Mobile USA, Inc. 3.875%, 4/15/30§	200,000	230,500
Vodafone Group plc 4.375%, 5/30/28	100,000	119,580

		5,697,275

Total Communication Services		17,352,264

Consumer Discretionary (1.1%)
Auto Components (0.0%)
Aptiv Corp. 4.150%, 3/15/24	75,000	82,372
Lear Corp. 4.250%, 5/15/29	50,000	56,552

		138,924

Automobiles (0.5%)
Ford Motor Co. 4.346%, 12/8/26	2,000,000	2,135,300
General Motors Co. 5.150%, 4/1/38	1,000,000	1,172,016

		3,307,316

Hotels, Restaurants & Leisure (0.4%)
Hyatt Hotels Corp. 5.750%, 4/23/30	50,000	60,394
Las Vegas Sands Corp. 3.900%, 8/8/29	50,000	53,804
Marriott International, Inc. 4.625%, 6/15/30	50,000	58,630
McDonald’s Corp. 3.700%, 1/30/26	200,000	228,718
Sands China Ltd. 4.600%, 8/8/23	200,000	213,557
Starbucks Corp. 4.000%, 11/15/28	100,000	119,325
Wynn Las Vegas LLC 5.500%, 3/1/25§	2,000,000	2,082,500

		2,816,928

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Household Durables (0.0%)
Leggett & Platt, Inc. 4.400%, 3/15/29	$50,000	$57,318

Internet & Direct Marketing Retail (0.1%)
Alibaba Group Holding Ltd. 3.600%, 11/28/24	200,000	219,870
Amazon.com, Inc. 1.500%, 6/3/30	50,000	50,739
Booking Holdings, Inc. 4.625%, 4/13/30	50,000	61,863
eBay, Inc.
2.600%, 7/15/22	100,000	102,754
2.700%, 3/11/30	50,000	53,597
Expedia Group, Inc. 3.250%, 2/15/30	75,000	77,942

		566,765

Leisure Products (0.0%)
Hasbro, Inc. 3.900%, 11/19/29	50,000	56,569

Multiline Retail (0.0%)
Target Corp. 2.250%, 4/15/25	100,000	106,771

Specialty Retail (0.1%)
Home Depot, Inc. (The)
2.800%, 9/14/27	150,000	166,579
2.700%, 4/15/30	50,000	55,573
Lowe’s Cos., Inc. 3.100%, 5/3/27	200,000	222,672
TJX Cos., Inc. (The) 3.875%, 4/15/30	50,000	60,375

		505,199

Textiles, Apparel & Luxury Goods (0.0%)
NIKE, Inc. 2.850%, 3/27/30	100,000	112,929

Total Consumer Discretionary		7,668,719

Consumer Staples (1.2%)
Beverages (0.1%)
Anheuser-Busch InBev Worldwide, Inc. 4.750%, 1/23/29	150,000	184,559
Coca-Cola Co. (The)
3.200%, 11/1/23	100,000	108,296
3.450%, 3/25/30	100,000	117,410
Constellation Brands, Inc. 3.700%, 12/6/26	150,000	170,959
Keurig Dr Pepper, Inc. 4.597%, 5/25/28	100,000	121,814
PepsiCo, Inc.
2.750%, 3/5/22	150,000	154,330
3.600%, 3/1/24	250,000	273,010

		1,130,378

Food & Staples Retailing (0.0%)
Sysco Corp. 5.950%, 4/1/30	50,000	65,606
Walgreen Co. 3.100%, 9/15/22	150,000	156,504
Walmart, Inc. 3.300%, 4/22/24	100,000	109,601

		331,711

Food Products (0.5%)
Campbell Soup Co. 4.150%, 3/15/28	75,000	89,607
Conagra Brands, Inc. 4.850%, 11/1/28	75,000	92,988
General Mills, Inc. 4.200%, 4/17/28	100,000	120,916
J M Smucker Co. (The) 3.000%, 3/15/22	180,000	185,419
Kellogg Co. 3.250%, 4/1/26	150,000	168,098
Kraft Heinz Foods Co. 4.625%, 1/30/29	1,200,000	1,368,030
Mead Johnson Nutrition Co. 4.125%, 11/15/25	100,000	115,110
Mondelez International, Inc. 1.500%, 5/4/25	60,000	61,815
Post Holdings, Inc. 5.000%, 8/15/26§	1,000,000	1,033,750
Tyson Foods, Inc.
4.500%, 6/15/22	100,000	104,856
4.350%, 3/1/29	75,000	90,825
Unilever Capital Corp. 2.000%, 7/28/26	150,000	159,161

		3,590,575

Household Products (0.1%)
Clorox Co. (The)
3.050%, 9/15/22	150,000	155,852
3.500%, 12/15/24	100,000	110,745
Procter & Gamble Co. (The) 2.450%, 11/3/26	150,000	164,502

		431,099

Tobacco (0.5%)
Altria Group, Inc.
2.850%, 8/9/22	200,000	207,569
4.000%, 1/31/24	100,000	109,981
4.800%, 2/14/29	75,000	89,490
BAT Capital Corp.
3.222%, 8/15/24	150,000	162,414
3.557%, 8/15/27	2,000,000	2,228,376
4.906%, 4/2/30	50,000	60,099
Philip Morris International, Inc.
2.500%, 8/22/22	100,000	103,626
3.600%, 11/15/23	50,000	54,485
3.375%, 8/15/29	100,000	115,068
Reynolds American, Inc. 4.450%, 6/12/25	150,000	171,636

		3,302,744

Total Consumer Staples		8,786,507

Energy (1.8%)
Energy Equipment & Services (0.4%)
Baker Hughes a GE Co. LLC 3.337%, 12/15/27	90,000	100,419

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Halliburton Co. 3.800%, 11/15/25	$15,000	$16,793
Weatherford International Ltd. 8.750%, 9/1/24§	2,500,000	2,525,000

		2,642,212

Oil, Gas & Consumable Fuels (1.4%)
Boardwalk Pipelines LP 4.800%, 5/3/29	75,000	85,438
BP Capital Markets America, Inc. 4.234%, 11/6/28	150,000	178,377
BP Capital Markets plc 3.535%, 11/4/24	150,000	165,670
Calumet Specialty Products Partners LP
7.625%, 1/15/22	704,000	697,840
9.250%, 7/15/24 (x)§	1,296,000	1,445,040
11.000%, 4/15/25 (x)§	1,000,000	1,003,750
Canadian Natural Resources Ltd. 2.950%, 1/15/23	100,000	104,477
Cheniere Corpus Christi Holdings LLC
5.125%, 6/30/27	50,000	58,941
3.700%, 11/15/29	50,000	55,131
Chevron Corp. 2.954%, 5/16/26	100,000	110,760
Concho Resources, Inc. 4.300%, 8/15/28	50,000	59,042
ConocoPhillips Co. 6.950%, 4/15/29	50,000	69,868
Diamondback Energy, Inc. 3.500%, 12/1/29	50,000	53,286
Ecopetrol SA 5.375%, 6/26/26	50,000	57,484
Enbridge, Inc. 3.700%, 7/15/27	150,000	170,394
Energy Transfer Operating LP
3.600%, 2/1/23	100,000	104,573
3.750%, 5/15/30	50,000	53,306
Enterprise Products Operating LLC
4.150%, 10/16/28	150,000	177,289
2.800%, 1/31/30	75,000	81,163
EOG Resources, Inc. 4.150%, 1/15/26	75,000	86,823
Equinor ASA 3.125%, 4/6/30	100,000	112,487
Exxon Mobil Corp.
2.019%, 8/16/24	250,000	262,956
2.992%, 3/19/25	50,000	54,601
3.294%, 3/19/27	50,000	56,761
HighPoint Operating Corp.
7.000%, 10/15/22	500,000	199,375
8.750%, 6/15/25	3,500,000	1,470,000
Husky Energy, Inc. 4.000%, 4/15/24	50,000	53,422
Kinder Morgan Energy Partners LP 4.300%, 5/1/24	150,000	165,768
Kinder Morgan, Inc. 4.300%, 3/1/28	50,000	58,550
Marathon Oil Corp. 2.800%, 11/1/22	34,000	34,802
Marathon Petroleum Corp. 3.625%, 9/15/24	150,000	163,365
MPLX LP
4.875%, 6/1/25	100,000	115,063
1.750%, 3/1/26	100,000	102,737
Occidental Petroleum Corp. 8.000%, 7/15/25 (x)	500,000	567,500
6.625%, 9/1/30	500,000	541,875
ONEOK, Inc. 4.000%, 7/13/27	100,000	111,062
Plains All American Pipeline LP 3.850%, 10/15/23	100,000	106,390
Sabine Pass Liquefaction LLC 5.625%, 3/1/25	250,000	290,759
Sunoco Logistics Partners Operations LP 4.250%, 4/1/24	150,000	161,932
Total Capital International SA
2.700%, 1/25/23	100,000	104,872
3.455%, 2/19/29	50,000	57,722
TransCanada PipeLines Ltd.
4.875%, 1/15/26	120,000	142,183
4.250%, 5/15/28	50,000	58,732
Valero Energy Corp. 4.000%, 4/1/29	75,000	83,860
Williams Cos., Inc. (The)
4.300%, 3/4/24	150,000	165,011
3.750%, 6/15/27	75,000	85,559

		10,145,996

Total Energy		12,788,208

Financials (4.9%)
Banks (3.1%)
Banco Santander SA 2.746%, 5/28/25	200,000	213,427
Bank of America Corp.
3.300%, 1/11/23	150,000	159,036
4.125%, 1/22/24	100,000	110,873
4.000%, 1/22/25	250,000	279,983
(ICE LIBOR USD 3 Month + 0.81%), 3.366%, 1/23/26 (k)	250,000	274,126
3.500%, 4/19/26	200,000	225,860
(ICE LIBOR USD 3 Month + 1.58%), 3.824%, 1/20/28 (k)	100,000	114,527
(ICE LIBOR USD 3 Month + 1.04%), 3.419%, 12/20/28 (k)	2,112,000	2,372,402
(SOFR + 2.15%), 2.592%, 4/29/31 (k)	100,000	106,667
Series AA (ICE LIBOR USD 3 Month + 3.90%), 6.100%, 3/17/25 (k)(y)	1,000,000	1,128,330
Series L 4.183%, 11/25/27	250,000	288,122
Series X (ICE LIBOR USD 3 Month + 3.71%), 6.250%, 9/5/24 (k)(y)	500,000	554,515
Bank of Montreal 2.350%, 9/11/22	150,000	155,195
Bank of Nova Scotia (The)
2.700%, 3/7/22	200,000	205,686
4.500%, 12/16/25	100,000	116,549
Barclays plc
4.375%, 1/12/26	200,000	230,036
(ICE LIBOR USD 3 Month + 1.90%), 4.972%, 5/16/29 (k)	200,000	240,765

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 0.90%), 3.352%, 4/24/25 (k)	$250,000	$270,897
3.400%, 5/1/26	200,000	224,717
4.450%, 9/29/27	250,000	293,418
(ICE LIBOR USD 3 Month + 1.56%), 3.887%, 1/10/28 (k)	150,000	171,927
4.125%, 7/25/28	2,000,000	2,331,985
(ICE LIBOR USD 3 Month + 1.15%), 3.520%, 10/27/28 (k)	100,000	112,619
Comerica, Inc. 4.000%, 2/1/29	25,000	29,146
Cooperatieve Rabobank UA 3.875%, 2/8/22	75,000	77,938
Fifth Third Bank 3.850%, 3/15/26	200,000	226,279
HSBC Holdings plc
4.250%, 3/14/24	200,000	219,987
(SOFR + 1.54%), 1.645%, 4/18/26(k)	200,000	204,446
(ICE LIBOR USD 3 Month + 1.61%), 3.973%, 5/22/30 (k)	300,000	346,191
Huntington Bancshares, Inc. 2.625%, 8/6/24	200,000	213,860
JPMorgan Chase & Co.
3.250%, 9/23/22	100,000	105,036
3.625%, 5/13/24	250,000	276,325
3.125%, 1/23/25	150,000	164,007
(SOFR + 1.59%), 2.005%, 3/13/26 (k)	200,000	209,747
(SOFR + 1.85%), 2.083%, 4/22/26 (k)	100,000	105,469
2.950%, 10/1/26	250,000	276,554
(ICE LIBOR USD 3 Month + 1.26%), 4.203%, 7/23/29 (k)	100,000	118,542
(SOFR + 1.51%), 2.739%, 10/15/30 (k)	200,000	217,385
(SOFR + 2.04%), 2.522%, 4/22/31 (k)	100,000	106,745
Series Q (ICE LIBOR USD 3 Month + 3.25%), 5.150%, 5/1/23 (k)(y)	1,800,000	1,854,000
KeyCorp 2.550%, 10/1/29	100,000	107,848
Kreditanstalt fuer Wiederaufbau
2.625%, 1/25/22	300,000	307,675
2.125%, 1/17/23	250,000	259,748
2.875%, 4/3/28	250,000	287,024
Landwirtschaftliche Rentenbank
Series 40 0.500%, 5/27/25	250,000	250,382
Lloyds Banking Group plc (ICE LIBOR USD 3 Month + 1.21%), 3.574%, 11/7/28 (k)	200,000	225,486
Mitsubishi UFJ Financial Group, Inc. 2.801%, 7/18/24	200,000	214,062
3.850%, 3/1/26	200,000	228,826
4.050%, 9/11/28	100,000	119,103
Mizuho Financial Group, Inc. 3.170%, 9/11/27	250,000	277,914
MUFG Americas Holdings Corp. 3.000%, 2/10/25	40,000	43,185
Natwest Group plc 3.875%, 9/12/23	200,000	216,811
(ICE LIBOR USD 3 Month + 1.75%), 4.892%, 5/18/29 (k)	200,000	239,410
PNC Financial Services Group, Inc. (The)
3.900%, 4/29/24‡	250,000	275,766
2.550%, 1/22/30‡	100,000	108,827
Royal Bank of Canada 2.250%, 11/1/24	250,000	265,765
Santander Holdings USA, Inc. 3.700%, 3/28/22	200,000	206,852
Sumitomo Mitsui Financial Group, Inc.
2.696%, 7/16/24	250,000	266,557
2.130%, 7/8/30	200,000	207,975
Toronto-Dominion Bank (The) 0.750%, 6/12/23	300,000	302,897
Truist Financial Corp.
2.200%, 3/16/23	250,000	260,113
1.950%, 6/5/30	150,000	155,687
US Bancorp
2.950%, 7/15/22	150,000	155,659
3.375%, 2/5/24	100,000	108,858
Series V 2.375%, 7/22/26	150,000	162,085
Wells Fargo & Co.
3.069%, 1/24/23	250,000	256,922
4.125%, 8/15/23	100,000	108,929
(ICE LIBOR USD 3 Month + 0.83%), 2.406%, 10/30/25 (k)	250,000	264,041
3.000%, 10/23/26	150,000	166,031
4.150%, 1/24/29	150,000	177,012
(ICE LIBOR USD 3 Month + 1.00%), 2.572%, 2/11/31 (k)	100,000	105,603
Westpac Banking Corp.
3.300%, 2/26/24	250,000	271,766
2.700%, 8/19/26	100,000	110,126

		21,648,264

Capital Markets (0.8%)
Bank of New York Mellon Corp. (The) 2.800%, 5/4/26	200,000	220,717
Brookfield Finance, Inc. 4.250%, 6/2/26	100,000	116,885
Charles Schwab Corp. (The) 4.000%, 2/1/29	100,000	120,078
Credit Suisse AG 3.625%, 9/9/24	250,000	276,842
Deutsche Bank AG 3.700%, 5/30/24	250,000	268,791
Goldman Sachs Group, Inc. (The)
5.750%, 1/24/22	250,000	264,044
3.625%, 1/22/23	150,000	159,780
(ICE LIBOR USD 3 Month + 1.20%), 3.272%, 9/29/25 (k)	1,700,000	1,858,919
4.250%, 10/21/25	200,000	228,197
(ICE LIBOR USD 3 Month + 1.30%), 4.223%, 5/1/29 (k)	250,000	294,041
Intercontinental Exchange, Inc. 4.000%, 10/15/23	100,000	109,497
Invesco Finance plc 3.750%, 1/15/26	100,000	112,676

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Moody’s Corp. 4.500%, 9/1/22	$50,000	$52,750
Morgan Stanley
4.875%, 11/1/22	100,000	107,815
3.750%, 2/25/23	100,000	107,022
(SOFR + 1.99%), 2.188%, 4/28/26 (k)	100,000	105,653
3.125%, 7/27/26	150,000	167,611
4.350%, 9/8/26	100,000	117,576
3.625%, 1/20/27	100,000	114,399
(ICE LIBOR USD 3 Month + 1.34%), 3.591%, 7/22/28 (k)	100,000	113,724
(SOFR + 1.14%), 2.699%, 1/22/31 (k)	75,000	80,881
Series F 3.875%, 4/29/24	100,000	110,754
Nasdaq, Inc. 3.850%, 6/30/26	150,000	171,656
State Street Corp. 3.300%, 12/16/24	95,000	105,453

		5,385,761

Consumer Finance (0.6%)
AerCap Ireland Capital DAC 3.300%, 1/23/23	250,000	260,087
American Express Co.
2.650%, 12/2/22	212,000	221,099
3.625%, 12/5/24	150,000	167,717
American Honda Finance Corp. 2.200%, 6/27/22 (x)	250,000	256,736
Capital One Financial Corp.
3.500%, 6/15/23	200,000	214,195
4.200%, 10/29/25	1,500,000	1,702,579
3.750%, 7/28/26	50,000	56,087
3.800%, 1/31/28	100,000	115,013
Caterpillar Financial Services Corp. 2.150%, 11/8/24	100,000	106,186
Discover Financial Services 3.850%, 11/21/22	100,000	106,358
General Motors Financial Co., Inc.
4.000%, 1/15/25	150,000	164,608
5.250%, 3/1/26	150,000	176,335
4.350%, 1/17/27	100,000	113,664
John Deere Capital Corp. 1.750%, 3/9/27	100,000	104,816
Synchrony Financial 4.250%, 8/15/24	100,000	109,864
Toyota Motor Credit Corp.
2.150%, 9/8/22	150,000	154,515
3.000%, 4/1/25	200,000	218,921

		4,248,780

Diversified Financial Services (0.2%)
Berkshire Hathaway, Inc. 2.750%, 3/15/23	95,000	99,685
Jefferies Financial Group, Inc. 5.500%, 10/18/23	100,000	110,079
MPH Acquisition Holdings LLC 5.750%, 11/1/28§	1,100,000	1,078,330
National Rural Utilities Cooperative Finance Corp. 3.400%, 2/7/28	150,000	170,525
Shell International Finance BV
3.400%, 8/12/23	100,000	107,814
2.375%, 11/7/29	100,000	106,958

		1,673,391

Insurance (0.2%)
Aflac, Inc. 3.250%, 3/17/25	50,000	55,168
Allstate Corp. (The) 3.150%, 6/15/23	100,000	106,551
American International Group, Inc.
3.900%, 4/1/26	100,000	114,228
4.250%, 3/15/29	50,000	60,113
Aon plc 3.875%, 12/15/25	150,000	171,389
Athene Holding Ltd. 4.125%, 1/12/28	50,000	55,499
CNA Financial Corp. 3.900%, 5/1/29	50,000	58,559
CNO Financial Group, Inc. 5.250%, 5/30/29	50,000	60,297
Loews Corp. 3.750%, 4/1/26	50,000	57,254
Marsh & McLennan Cos., Inc. 3.500%, 6/3/24	150,000	163,532
MetLife, Inc. 3.600%, 4/10/24	100,000	109,605
Progressive Corp. (The) 4.000%, 3/1/29	75,000	90,116
Prudential Financial, Inc.
3.878%, 3/27/28	50,000	58,987
(ICE LIBOR USD 3 Month + 2.67%), 5.700%, 9/15/48 (k)	50,000	57,500
Prudential plc 3.125%, 4/14/30	50,000	56,648
Reinsurance Group of America, Inc. 4.700%, 9/15/23	100,000	110,364
Willis North America, Inc. 2.950%, 9/15/29	50,000	54,436

		1,440,246

Total Financials		34,396,442

Health Care (5.7%)
Biotechnology (0.4%)
AbbVie, Inc.
3.250%, 10/1/22	150,000	156,275
2.600%, 11/21/24	100,000	106,882
3.800%, 3/15/25	1,400,000	1,570,725
3.600%, 5/14/25	185,000	206,035
2.950%, 11/21/26	100,000	110,031
Amgen, Inc.
2.700%, 5/1/22	110,000	112,952
3.625%, 5/22/24	250,000	273,521
Biogen, Inc.
3.625%, 9/15/22	100,000	105,362
4.050%, 9/15/25	40,000	45,969
Gilead Sciences, Inc.
3.250%, 9/1/22	40,000	41,644
3.700%, 4/1/24	100,000	108,976
3.650%, 3/1/26	100,000	113,410

		2,951,782

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Health Care Equipment & Supplies (0.1%)
Abbott Laboratories 2.550%, 3/15/22	$175,000	$179,565
Becton Dickinson and Co.
3.734%, 12/15/24	25,000	27,710
3.700%, 6/6/27	98,000	111,965
Boston Scientific Corp. 3.850%, 5/15/25	77,000	86,653
Medtronic, Inc. 3.500%, 3/15/25	76,000	84,963
Stryker Corp. 3.375%, 5/15/24	150,000	163,077
Zimmer Biomet Holdings, Inc. 3.150%, 4/1/22	200,000	205,703

		859,636

Health Care Providers & Services (3.6%)
Aetna, Inc. 2.750%, 11/15/22	150,000	155,409
AmerisourceBergen Corp. 3.400%, 5/15/24	150,000	163,045
Anthem, Inc.
2.875%, 9/15/29	50,000	55,358
2.250%, 5/15/30	70,000	73,915
Cigna Corp.
3.750%, 7/15/23	1,000,000	1,077,706
4.375%, 10/15/28	150,000	181,699
Community Health Systems, Inc. 8.000%, 3/15/26§	13,900,000	15,033,128
CVS Health Corp.
3.700%, 3/9/23	32,000	34,245
4.100%, 3/25/25	31,000	35,187
4.300%, 3/25/28	1,179,000	1,394,119
3.750%, 4/1/30	150,000	175,068
HCA, Inc.
5.875%, 5/1/23	1,500,000	1,651,875
4.125%, 6/15/29	50,000	57,844
Humana, Inc. 3.125%, 8/15/29	100,000	110,154
Laboratory Corp. of America Holdings 3.200%, 2/1/22	75,000	77,181
McKesson Corp. 3.796%, 3/15/24	100,000	109,061
Tenet Healthcare Corp. 5.125%, 5/1/25	4,000,000	4,079,800
UnitedHealth Group, Inc.
3.350%, 7/15/22	250,000	261,574
3.750%, 7/15/25	50,000	56,808
2.875%, 8/15/29	100,000	112,680

		24,895,856

Life Sciences Tools & Services (0.0%)
Agilent Technologies, Inc. 3.875%, 7/15/23	100,000	108,399
Thermo Fisher Scientific, Inc. 4.497%, 3/25/30	100,000	124,957

		233,356

Pharmaceuticals (1.6%)
AstraZeneca plc 3.375%, 11/16/25	200,000	224,309

Bausch Health Cos., Inc.
7.000%, 3/15/24§	$900,000	$922,500
5.500%, 11/1/25§	3,000,000	3,108,870
5.000%, 2/15/29§	300,000	308,460
Bristol-Myers Squibb Co.
0.537%, 11/13/23	300,000	300,211
3.400%, 7/26/29	150,000	174,008
Endo Dac
9.500%, 7/31/27§	343,000	382,874
6.000%, 6/30/28§	526,000	438,552
GlaxoSmithKline Capital, Inc.
2.800%, 3/18/23	100,000	105,167
3.875%, 5/15/28	50,000	59,090
Johnson & Johnson
2.050%, 3/1/23	35,000	36,116
3.375%, 12/5/23	100,000	109,053
Merck & Co., Inc.
2.350%, 2/10/22	45,000	45,995
2.400%, 9/15/22	150,000	154,489
Novartis Capital Corp. 3.400%, 5/6/24	100,000	109,576
Par Pharmaceutical, Inc. 7.500%, 4/1/27§	2,129,000	2,300,150
Pfizer, Inc.
3.400%, 5/15/24	100,000	109,697
3.000%, 12/15/26	150,000	168,486
Royalty Pharma plc 0.750%, 9/2/23§	100,000	100,395
Shire Acquisitions Investments Ireland DAC
3.200%, 9/23/26	215,000	240,003
Utah Acquisition Sub, Inc. 3.950%, 6/15/26	1,100,000	1,260,371
Viatris, Inc. 1.650%, 6/22/25§	200,000	206,732
Zoetis, Inc. 3.250%, 2/1/23	150,000	157,868

		11,022,972

Total Health Care		39,963,602

Industrials (1.3%)
Aerospace & Defense (0.5%)
Boeing Co. (The)
3.200%, 3/1/29	100,000	104,860
5.150%, 5/1/30	100,000	119,880
General Dynamics Corp. 3.750%, 5/15/28	150,000	175,238
L3Harris Technologies, Inc. 4.400%, 6/15/28	100,000	119,496
Lockheed Martin Corp. 3.550%, 1/15/26	150,000	170,317
Northrop Grumman Corp. 3.250%, 1/15/28	150,000	171,871
Precision Castparts Corp. 2.500%, 1/15/23	75,000	77,901
Raytheon Technologies Corp.
3.950%, 8/16/25	1,750,000	1,995,948
4.125%, 11/16/28	150,000	178,016
Textron, Inc. 4.300%, 3/1/24	100,000	110,123

		3,223,650

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Air Freight & Logistics (0.0%)
FedEx Corp. 3.400%, 2/15/28	$150,000	$170,701
United Parcel Service, Inc. 3.400%, 3/15/29	100,000	115,552

		286,253

Airlines (0.0%)
Southwest Airlines Co. 2.625%, 2/10/30	50,000	50,812

Building Products (0.0%)
Carrier Global Corp. 2.493%, 2/15/27	100,000	107,890
Masco Corp. 4.450%, 4/1/25	100,000	115,502

		223,392

Electrical Equipment (0.0%)
ABB Finance USA, Inc. 2.875%, 5/8/22	150,000	155,085

Industrial Conglomerates (0.1%)
3M Co. 3.375%, 3/1/29	100,000	116,495
General Electric Co. 3.625%, 5/1/30	100,000	113,291
Roper Technologies, Inc. 3.125%, 11/15/22	100,000	104,445
Trane Technologies Luxembourg Finance SA 3.800%, 3/21/29	100,000	118,669

		452,900

Machinery (0.1%)
Caterpillar, Inc. 2.600%, 6/26/22	100,000	102,782
Deere & Co. 2.600%, 6/8/22	100,000	102,732
Flowserve Corp. 4.000%, 11/15/23	100,000	105,673
Otis Worldwide Corp. 2.293%, 4/5/27	100,000	106,602
Parker-Hannifin Corp. 3.250%, 6/14/29	50,000	56,605
Westinghouse Air Brake Technologies Corp.
4.950%, 9/15/28 (e)	75,000	88,622

		563,016

Road & Rail (0.3%)
Ashtead Capital, Inc. 4.250%, 11/1/29§	1,250,000	1,366,280
Burlington Northern Santa Fe LLC 3.750%, 4/1/24	25,000	27,403
CSX Corp. 3.350%, 11/1/25	250,000	279,759
Norfolk Southern Corp. 2.550%, 11/1/29	50,000	53,968
Ryder System, Inc. 2.900%, 12/1/26	45,000	49,288
Union Pacific Corp. 3.700%, 3/1/29	100,000	116,439

		1,893,137

Trading Companies & Distributors (0.3%)
Air Lease Corp. 3.250%, 3/1/25	150,000	159,693
3.000%, 2/1/30	50,000	51,655
Aircastle Ltd. 4.125%, 5/1/24	100,000	105,941
United Rentals North America, Inc. 4.875%, 1/15/28	750,000	796,875
WESCO Distribution, Inc. 7.125%, 6/15/25§	900,000	987,750

		2,101,914

Total Industrials		8,950,159

Information Technology (0.8%)
Communications Equipment (0.0%)
Cisco Systems, Inc. 3.625%, 3/4/24	150,000	165,068
Motorola Solutions, Inc. 4.600%, 5/23/29	50,000	59,936

		225,004

Electronic Equipment, Instruments & Components (0.0%)
Flex Ltd. 4.875%, 6/15/29	50,000	58,940

IT Services (0.2%)
Broadridge Financial Solutions, Inc. 3.400%, 6/27/26	55,000	61,522
Fidelity National Information Services, Inc. 3.500%, 4/15/23	100,000	106,847
Fiserv, Inc. 3.500%, 7/1/29	100,000	114,296
Global Payments, Inc. 3.200%, 8/15/29	100,000	110,592
IBM Credit LLC 3.000%, 2/6/23	250,000	263,556
International Business Machines Corp. 3.450%, 2/19/26	150,000	169,521
1.950%, 5/15/30	100,000	102,759
Mastercard, Inc. 3.350%, 3/26/30	200,000	232,543
PayPal Holdings, Inc. 2.850%, 10/1/29	100,000	111,075
Visa, Inc. 2.750%, 9/15/27	150,000	166,806

		1,439,517

Semiconductors & Semiconductor Equipment (0.2%)
Broadcom Corp. 3.875%, 1/15/27	350,000	394,729
Intel Corp. 2.700%, 12/15/22	150,000	157,036
3.900%, 3/25/30	150,000	180,491
Lam Research Corp. 3.800%, 3/15/25	60,000	67,342
1.900%, 6/15/30	30,000	30,895
Micron Technology, Inc. 5.327%, 2/6/29	50,000	62,429
NXP BV 4.300%, 6/18/29§	75,000	89,126
QUALCOMM, Inc. 1.300%, 5/20/28§	264,000	264,750

		1,246,798

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Software (0.2%)
Citrix Systems, Inc. 3.300%, 3/1/30	$50,000	$55,118
Microsoft Corp. 3.300%, 2/6/27	250,000	284,921
Oracle Corp. 2.500%, 5/15/22	150,000	153,921
2.400%, 9/15/23	150,000	158,099
2.500%, 4/1/25	100,000	107,551
2.650%, 7/15/26	250,000	273,699
VMware, Inc. 2.950%, 8/21/22	150,000	155,722

		1,189,031

Technology Hardware, Storage & Peripherals (0.2%)
Apple, Inc. 3.000%, 2/9/24	150,000	161,063
3.200%, 5/13/25	115,000	127,935
3.350%, 2/9/27	250,000	284,816
3.000%, 11/13/27	200,000	225,770
Dell International LLC 5.450%, 6/15/23§	150,000	166,881
6.020%, 6/15/26§	95,000	115,543
6.200%, 7/15/30§	50,000	64,947
Hewlett Packard Enterprise Co. 4.900%, 10/15/25 (e)	150,000	175,831
HP, Inc. 3.400%, 6/17/30	50,000	55,465

		1,378,251

Total Information Technology		5,537,541

Materials (0.6%)
Chemicals (0.1%)
Dow Chemical Co. (The) 4.800%, 11/30/28	50,000	61,284
DuPont de Nemours, Inc. 4.725%, 11/15/28	150,000	182,886
Eastman Chemical Co. 3.600%, 8/15/22	100,000	104,144
Nutrien Ltd. 3.150%, 10/1/22	50,000	52,024
3.375%, 3/15/25	150,000	164,831
PPG Industries, Inc. 2.800%, 8/15/29 (x)	50,000	54,628

		619,797

Containers & Packaging (0.3%)
Mauser Packaging Solutions Holding Co. 5.500%, 4/15/24§	500,000	509,865
7.250%, 4/15/25§	1,700,000	1,717,000
WRKCo. Inc. 3.900%, 6/1/28	150,000	172,384

		2,399,249

Metals & Mining (0.2%)
FMG Resources August 2006 Pty. Ltd. 5.125%, 5/15/24§	1,000,000	1,085,000

Total Materials		4,104,046

Real Estate (0.6%)
Equity Real Estate Investment Trusts (REITs) (0.6%)
Alexandria Real Estate Equities, Inc. (REIT) 3.950%, 1/15/28	100,000	116,091
American Tower Corp. (REIT) 3.500%, 1/31/23	150,000	159,301
3.550%, 7/15/27	150,000	169,008
AvalonBay Communities, Inc. (REIT) 2.950%, 9/15/22	100,000	103,618
Boston Properties LP (REIT) 3.200%, 1/15/25	100,000	109,249
Brixmor Operating Partnership LP (REIT) 3.650%, 6/15/24	150,000	162,069
Crown Castle International Corp. (REIT) 4.450%, 2/15/26	250,000	289,881
Digital Realty Trust LP (REIT) 3.600%, 7/1/29	75,000	85,924
Equinix, Inc. (REIT) 5.375%, 5/15/27	1,000,000	1,086,250
3.200%, 11/18/29	35,000	38,568
ERP Operating LP (REIT) 3.000%, 7/1/29	50,000	56,034
Essex Portfolio LP (REIT) 3.875%, 5/1/24	100,000	110,827
GLP Capital LP (REIT) 5.300%, 1/15/29	100,000	115,513
Healthpeak Properties, Inc. (REIT) 3.875%, 8/15/24	150,000	167,477
3.500%, 7/15/29	50,000	56,880
Omega Healthcare Investors, Inc. (REIT) 4.375%, 8/1/23	150,000	162,339
Realty Income Corp. (REIT) 3.250%, 10/15/22	150,000	156,505
Regency Centers LP (REIT) 2.950%, 9/15/29	50,000	53,644
Simon Property Group LP (REIT) 2.450%, 9/13/29	150,000	156,821
SITE Centers Corp. (REIT) 4.250%, 2/1/26	100,000	107,517
Spirit Realty LP (REIT) 4.000%, 7/15/29	50,000	56,101
Ventas Realty LP (REIT) 3.000%, 1/15/30	100,000	107,187
VEREIT Operating Partnership LP (REIT) 2.200%, 6/15/28	75,000	76,326
Welltower, Inc. (REIT) 4.000%, 6/1/25	150,000	170,487
Weyerhaeuser Co. (REIT) 4.000%, 4/15/30	100,000	118,181
WP Carey, Inc. (REIT) 4.250%, 10/1/26	100,000	114,709

		4,106,507

Total Real Estate		4,106,507

Utilities (0.4%)
Electric Utilities (0.3%)
American Electric Power Co., Inc.
Series J 4.300%, 12/1/28	150,000	177,907

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Arizona Public Service Co. 2.600%, 8/15/29	$25,000	$27,322
Commonwealth Edison Co. 2.550%, 6/15/26	150,000	163,712
Connecticut Light & Power Co. (The) 2.500%, 1/15/23	150,000	155,928
Duke Energy Carolinas LLC 2.450%, 8/15/29	50,000	53,849
Duke Energy Corp. 3.150%, 8/15/27	200,000	223,450
Entergy Louisiana LLC 2.400%, 10/1/26	150,000	161,837
Evergy, Inc. 2.900%, 9/15/29	50,000	54,585
NextEra Energy Capital Holdings, Inc. 2.250%, 6/1/30	200,000	208,976
Northern States Power Co. 2.150%, 8/15/22	100,000	102,056
Pacific Gas and Electric Co.
3.150%, 1/1/26	100,000	106,556
4.550%, 7/1/30	100,000	113,837
PPL Capital Funding, Inc. 4.200%, 6/15/22	75,000	78,347
Public Service Electric & Gas Co. 3.650%, 9/1/28	50,000	58,047
Southern California Edison Co. 2.850%, 8/1/29	50,000	53,808
Series 20C 1.200%, 2/1/26	100,000	100,716
Southern Co. (The) 3.250%, 7/1/26	250,000	280,651
Xcel Energy, Inc. 4.000%, 6/15/28	25,000	29,290

		2,150,874

Gas Utilities (0.0%)
Eastern Energy Gas Holdings LLC 3.600%, 12/15/24	75,000	82,753

Multi-Utilities (0.1%)
Berkshire Hathaway Energy Co. 3.750%, 11/15/23	250,000	271,459
Consumers Energy Co. 3.375%, 8/15/23	100,000	107,082
Dominion Energy, Inc.
Series C 3.375%, 4/1/30	100,000	113,745
DTE Energy Co.
Series C 3.400%, 6/15/29	75,000	84,665
NiSource, Inc. 2.950%, 9/1/29	50,000	54,637
San Diego Gas & Electric Co.
Series NNN 3.600%, 9/1/23	150,000	161,255

		792,843

Total Utilities		3,026,470

Total Corporate Bonds		146,680,465

Foreign Government Securities (0.5%)
Canada Government Bond 1.625%, 1/22/25	200,000	209,972
Italian Republic Government Bond 6.875%, 9/27/23	100,000	115,952
Japan Bank for International Cooperation 3.375%, 10/31/23	200,000	216,491
2.500%, 5/23/24	200,000	213,294
Province of Manitoba 2.125%, 6/22/26	100,000	107,624
Province of New Brunswick 3.300%, 3/15/28	100,000	115,265
Province of Ontario 2.450%, 6/29/22	150,000	154,739
2.000%, 10/2/29	100,000	107,088
Province of Quebec 2.875%, 10/16/24	100,000	109,101
1.500%, 2/11/25	200,000	208,300
Republic of Colombia 3.875%, 4/25/27	250,000	277,875
Republic of Indonesia 4.100%, 4/24/28	200,000	232,250
Republic of Korea 2.500%, 6/19/29	200,000	220,375
Republic of Panama 4.000%, 9/22/24	200,000	220,938
Republic of Philippines 10.625%, 3/16/25	150,000	212,906
Republic of Poland 5.000%, 3/23/22	150,000	158,509
4.000%, 1/22/24	100,000	110,600
Svensk Exportkredit AB 0.250%, 9/29/23	250,000	249,776
United Mexican States 4.500%, 4/22/29	200,000	234,500

Total Foreign Government Securities		3,475,555

Mortgage-Backed Securities (1.4%)
FNMA UMBS 4.000%, 8/1/49	433,076	473,079
3.000%, 8/1/50	1,687,361	1,777,635
GNMA 3.500%, 6/20/50	4,797,989	5,099,084
3.000%, 7/20/50	2,319,187	2,437,136

Total Mortgage-Backed Securities		9,786,934

Municipal Bonds (0.0%)
New Jersey Economic Development Authority, St Pension Funding Revenue, NATL-RE
7.425%, 2/15/29	100,000	128,891
Oregon School Boards Association, Taxable-Pension-Series 2002B, NATL-RE
5.550%, 6/30/28	150,000	183,717
State of California Federally Taxable General Obligation Bonds Various Purpose
3.375%, 4/1/25	75,000	83,796

Total Municipal Bonds		396,404

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Supranational (0.7%)
African Development Bank 0.750%, 4/3/23	$200,000	$201,821
Asian Development Bank 2.625%, 1/30/24	350,000	374,895
2.375%, 8/10/27	150,000	165,555
2.500%, 11/2/27	200,000	222,637
2.750%, 1/19/28	100,000	112,881
Council of Europe Development Bank
1.375%, 2/27/25	200,000	207,415
European Bank for Reconstruction & Development
0.250%, 7/10/23	250,000	250,032
European Investment Bank
1.375%, 5/15/23	200,000	205,400
2.125%, 4/13/26	500,000	542,161
2.375%, 5/24/27	200,000	221,252
Inter-American Development Bank
0.250%, 11/15/23	500,000	499,695
2.375%, 7/7/27	150,000	165,124
2.250%, 6/18/29	100,000	110,285
International Bank for Reconstruction & Development
1.500%, 8/28/24	500,000	520,415
0.625%, 4/22/25	200,000	201,359
1.875%, 10/27/26	150,000	160,974
1.750%, 10/23/29	100,000	106,579
0.875%, 5/14/30	200,000	197,754
Nordic Investment Bank
2.250%, 5/21/24	200,000	212,849

Total Supranational		4,679,083

U.S. Government Agency Securities (0.6%)
FFCB
2.850%, 9/20/21	945,000	963,363
FHLB
3.000%, 12/9/22	385,000	405,898
5.375%, 8/15/24	300,000	355,158
3.125%, 6/13/25	375,000	419,881
FHLMC
0.125%, 7/25/22	20,000	19,999
0.250%, 12/4/23 (x)	210,000	210,059
0.375%, 7/21/25	20,000	19,990
FNMA
2.625%, 1/11/22	325,000	333,302
2.375%, 1/19/23	125,000	130,647
0.250%, 7/10/23	200,000	200,382
2.625%, 9/6/24	500,000	543,895
0.500%, 6/17/25	100,000	100,390
0.875%, 8/5/30	460,000	451,053

Total U.S. Government Agency Securities		4,154,017

U.S. Treasury Obligations (17.0%)
U.S. Treasury Bonds
7.125%, 2/15/23	1,800,000	2,065,861
7.625%, 2/15/25	1,600,000	2,081,852
6.500%, 11/15/26	1,000,000	1,347,874
6.375%, 8/15/27	1,000,000	1,377,732
6.125%, 11/15/27	650,000	891,998
5.500%, 8/15/28	1,250,000	1,695,559
5.250%, 11/15/28	1,700,000	2,290,163
U.S. Treasury Notes
2.375%, 3/15/21	5,000,000	5,022,122
2.000%, 12/31/21	1,000,000	1,018,630
2.125%, 12/31/21	750,000	764,885
1.500%, 1/31/22	600,000	608,871
2.000%, 2/15/22	1,000,000	1,020,983
1.750%, 2/28/22	400,000	407,540
1.875%, 2/28/22	2,200,000	2,244,594
1.875%, 4/30/22	700,000	716,230
1.750%, 5/15/22	800,000	817,725
1.750%, 5/31/22	750,000	767,153
1.750%, 6/30/22	300,000	307,271
2.125%, 6/30/22	1,350,000	1,390,259
1.750%, 7/15/22	650,000	666,184
1.875%, 7/31/22	1,637,900	1,683,014
2.000%, 7/31/22	1,100,000	1,132,425
1.500%, 8/15/22	500,000	511,143
1.625%, 8/31/22	1,800,000	1,844,548
1.875%, 8/31/22	700,000	720,206
1.500%, 9/15/22	1,000,000	1,023,242
0.125%, 10/31/22	2,000,000	2,000,203
0.125%, 11/30/22	2,500,000	2,500,199
2.000%, 11/30/22	4,000,000	4,142,424
2.125%, 12/31/22	1,000,000	1,039,672
1.750%, 1/31/23	200,000	206,713
2.375%, 1/31/23	1,000,000	1,046,402
1.500%, 2/28/23	800,000	823,471
2.500%, 3/31/23	750,000	789,585
1.625%, 5/31/23	600,000	621,350
2.750%, 5/31/23	5,000,000	5,312,469
2.500%, 8/15/23	500,000	530,778
1.375%, 8/31/23	500,000	516,247
2.750%, 11/15/23	400,000	429,747
2.125%, 11/30/23	800,000	845,743
2.625%, 12/31/23	2,000,000	2,146,566
2.250%, 1/31/24	2,000,000	2,127,572
2.750%, 2/15/24	1,200,000	1,296,328
1.750%, 6/30/24	3,500,000	3,687,760
2.000%, 6/30/24	800,000	849,844
2.125%, 7/31/24	1,000,000	1,068,117
2.375%, 8/15/24	2,500,000	2,694,116
1.500%, 9/30/24	1,000,000	1,047,134
2.125%, 9/30/24	4,750,000	5,084,545
1.500%, 10/31/24	1,300,000	1,362,563
2.250%, 11/15/24	1,800,000	1,939,031
2.250%, 12/31/24	1,000,000	1,079,168
2.000%, 2/15/25	1,790,000	1,916,629
2.750%, 2/28/25	1,000,000	1,102,304
2.125%, 5/15/25	1,000,000	1,079,405
2.875%, 5/31/25	5,000,000	5,563,718
0.250%, 6/30/25	350,000	349,071
0.250%, 7/31/25	1,700,000	1,694,931
2.000%, 8/15/25	800,000	861,847
0.250%, 9/30/25	1,300,000	1,295,034
0.250%, 10/31/25	500,000	497,811
3.000%, 10/31/25	1,400,000	1,578,030
0.375%, 11/30/25	5,502,200	5,509,966
1.625%, 5/15/26	1,950,000	2,076,070
1.500%, 8/15/26	750,000	793,942
2.250%, 8/15/27	350,000	388,047
2.250%, 11/15/27	950,000	1,054,739

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
0.625%, 11/30/27	$500,000	$499,874
2.750%, 2/15/28	1,025,000	1,175,156
2.875%, 5/15/28	700,000	810,852
2.875%, 8/15/28	1,300,000	1,510,024
2.625%, 2/15/29	2,050,000	2,353,388
2.375%, 5/15/29	1,300,000	1,469,288
1.625%, 8/15/29	1,115,000	1,192,775
1.500%, 2/15/30	1,300,000	1,375,547
0.625%, 5/15/30	400,000	391,134
0.625%, 8/15/30	1,875,000	1,828,152
0.875%, 11/15/30	850,000	847,131

Total U.S. Treasury Obligations		118,820,676

Total Long-Term Debt Securities (41.4%) (Cost $273,216,644)		289,945,915

	Number of Shares	Value (Note 1)
CONVERTIBLE PREFERRED STOCKS:
Information Technology (0.6%)
Semiconductors & Semiconductor Equipment (0.6%)
Broadcom, Inc.,
Series A 8.000%	3,000	4,267,410

Total Information Technology		4,267,410

Utilities (1.3%)
Electric Utilities (0.9%)
American Electric Power Co., Inc.,
6.125%	55,000	2,755,500
NextEra Energy, Inc.,
5.279%	40,000	2,033,600
6.219%	10,000	513,700
Southern Co. (The),
Series 2019 6.750%	20,000	1,038,000

		6,340,800

Multi-Utilities (0.4%)
DTE Energy Co., 6.250%	55,000	2,647,700

Total Utilities		8,988,500

Total Convertible Preferred Stocks (1.9%) (Cost $11,684,937)		13,255,910

PREFERRED STOCKS:
Consumer Discretionary (0.0%)
Automobiles (0.0%)
General Motors Corp., 0.000%(r)*	200,000	—

Total Consumer Discretionary		—

Financials (0.1%)
Banks (0.1%)
JPMorgan Chase & Co.,
Series EE 6.000%	26,939	767,223

Capital Markets (0.0%)
KKR & Co., Inc.,
Series C 6.000% (x)	6,000	361,680

Total Financials		1,128,903

Total Preferred Stocks (0.1%) (Cost $973,475)		1,128,903

COMMON STOCKS:
Communication Services (3.4%)
Diversified Telecommunication Services (1.3%)
AT&T, Inc.	26,238	754,605
BCE, Inc. (x)	35,000	1,496,622
CenturyLink, Inc.	3,432	33,462
Verizon Communications, Inc.	115,237	6,770,174

		9,054,863

Entertainment (0.4%)
Activision Blizzard, Inc.	2,845	264,158
Electronic Arts, Inc.	1,068	153,365
Live Nation Entertainment, Inc.*	530	38,945
Netflix, Inc.*	1,626	879,227
Take-Two Interactive Software, Inc.*	424	88,103
Walt Disney Co. (The)*	6,662	1,207,021

		2,630,819

Interactive Media & Services (0.9%)
Alphabet, Inc., Class A*	1,109	1,943,678
Alphabet, Inc., Class C*	1,065	1,865,752
Facebook, Inc., Class A*	8,844	2,415,827
Twitter, Inc.*	2,929	158,605

		6,383,862

Media (0.8%)
Charter Communications, Inc., Class A*	537	355,252
Comcast Corp., Class A	86,798	4,548,215
Discovery, Inc., Class A (x)*	683	20,552
Discovery, Inc., Class C*	990	25,928
DISH Network Corp., Class A*	1,000	32,340
Fox Corp., Class A	1,079	31,421
Fox Corp., Class B	756	21,833
Interpublic Group of Cos., Inc. (The)	1,458	34,292
News Corp., Class A	1,352	24,295
News Corp., Class B	357	6,344
Omnicom Group, Inc.	784	48,898
ViacomCBS, Inc.	2,080	77,501

		5,226,871

Wireless Telecommunication Services (0.0%)
T-Mobile US, Inc.*	2,146	289,388

Total Communication Services		23,585,803

Consumer Discretionary (3.7%)
Auto Components (0.0%)
Aptiv plc	995	129,639
BorgWarner, Inc.	899	34,737

		164,376

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Automobiles (0.6%)
Ford Motor Co.	14,408	$126,647
General Motors Co.	54,633	2,274,918
Tesla, Inc.*	2,790	1,968,819

		4,370,384

Distributors (0.0%)
Genuine Parts Co.	527	52,927
LKQ Corp.*	1,025	36,121
Pool Corp.	148	55,130

		144,178

Hotels, Restaurants & Leisure (0.3%)
Carnival Corp.	2,760	59,782
Chipotle Mexican Grill, Inc.*	103	142,831
Darden Restaurants, Inc.	481	57,297
Domino’s Pizza, Inc.	145	55,602
Hilton Worldwide Holdings, Inc.	1,026	114,153
Las Vegas Sands Corp.	1,210	72,116
Marriott International, Inc., Class A	983	129,677
McDonald’s Corp.	2,742	588,378
MGM Resorts International	1,513	47,675
Norwegian Cruise Line Holdings Ltd.*	1,074	27,312
Royal Caribbean Cruises Ltd.	687	51,312
Starbucks Corp.	4,321	462,260
Wynn Resorts Ltd.	359	40,506
Yum! Brands, Inc.	1,111	120,610

		1,969,511

Household Durables (0.1%)
DR Horton, Inc.	1,218	83,945
Garmin Ltd.	552	66,052
Leggett & Platt, Inc.	434	19,226
Lennar Corp., Class A	1,010	76,992
Mohawk Industries, Inc.*	218	30,727
Newell Brands, Inc.	1,394	29,595
NVR, Inc.*	13	53,038
PulteGroup, Inc.	991	42,732
Whirlpool Corp.	249	44,942

		447,249

Internet & Direct Marketing Retail (0.8%)
Amazon.com, Inc.*	1,569	5,110,123
Booking Holdings, Inc.*	151	336,318
eBay, Inc.	2,410	121,103
Etsy, Inc.*	464	82,550
Expedia Group, Inc.	501	66,332

		5,716,426

Leisure Products (0.0%)
Hasbro, Inc.	452	42,280

Multiline Retail (1.0%)
Dollar General Corp.	902	189,690
Dollar Tree, Inc.*	866	93,563
Target Corp.	36,842	6,503,718

		6,786,971

Specialty Retail (0.8%)
Advance Auto Parts, Inc.	244	38,432
AutoZone, Inc.*	86	101,948
Best Buy Co., Inc.	847	84,522
CarMax, Inc.*	604	57,054
Gap, Inc. (The)	741	14,961
Home Depot, Inc. (The)	15,360	4,079,923
L Brands, Inc.	861	32,021
Lowe’s Cos., Inc.	2,696	432,735
O’Reilly Automotive, Inc.*	267	120,836
Ross Stores, Inc.	1,312	161,127
Tiffany & Co.	399	52,449
TJX Cos., Inc. (The)	4,421	301,910
Tractor Supply Co.	430	60,449
Ulta Beauty, Inc.*	208	59,729

		5,598,096

Textiles, Apparel & Luxury Goods (0.1%)
Hanesbrands, Inc.	1,140	16,621
NIKE, Inc., Class B	4,621	653,733
PVH Corp.	277	26,008
Ralph Lauren Corp.	153	15,872
Tapestry, Inc.	1,011	31,422
Under Armour, Inc., Class A*	505	8,671
Under Armour, Inc., Class C*	904	13,451
VF Corp.	1,183	101,040

		866,818

Total Consumer Discretionary		26,106,289

Consumer Staples (3.6%)
Beverages (1.6%)
Brown-Forman Corp., Class B	670	53,218
Coca-Cola Co. (The)	89,234	4,893,593
Constellation Brands, Inc., Class A	625	136,906
Molson Coors Beverage Co., Class B	697	31,497
Monster Beverage Corp.*	1,358	125,588
PepsiCo, Inc.	40,084	5,944,457

		11,185,259

Food & Staples Retailing (0.2%)
Costco Wholesale Corp.	1,624	611,891
Kroger Co. (The)	2,850	90,516
Sysco Corp.	1,876	139,312
Walgreens Boots Alliance, Inc.	2,651	105,722
Walmart, Inc.	5,098	734,876

		1,682,317

Food Products (0.2%)
Archer-Daniels-Midland Co.	2,051	103,391
Campbell Soup Co.	730	35,295
Conagra Brands, Inc.	1,802	65,340
General Mills, Inc.	2,254	132,535
Hershey Co. (The)	545	83,020
Hormel Foods Corp.	1,038	48,381
JM Smucker Co. (The)	418	48,321
Kellogg Co.	925	57,563
Kraft Heinz Co. (The)	2,389	82,803
Lamb Weston Holdings, Inc.	519	40,866
McCormick & Co., Inc. (Non-Voting)	921	88,048
Mondelez International, Inc., Class A	5,270	308,137
Tyson Foods, Inc., Class A	1,085	69,917

		1,163,617

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Household Products (1.0%)
Church & Dwight Co., Inc.	918	$80,077
Clorox Co. (The)	464	93,691
Colgate-Palmolive Co.	3,153	269,613
Kimberly-Clark Corp.	1,253	168,942
Procter & Gamble Co. (The)	44,122	6,139,135

		6,751,458

Personal Products (0.2%)
Estee Lauder Cos., Inc. (The), Class A	834	222,003
Unilever plc	20,000	1,201,212

		1,423,215

Tobacco (0.4%)
Altria Group, Inc.	6,847	280,727
Philip Morris International, Inc.	35,731	2,958,170

		3,238,897

Total Consumer Staples		25,444,763

Energy (2.8%)
Energy Equipment & Services (0.0%)
Baker Hughes Co.	2,513	52,396
Halliburton Co.	3,249	61,406
National Oilwell Varco, Inc.	1,278	17,547
Schlumberger NV	5,113	111,617
TechnipFMC plc	1,909	17,944

		260,910

Oil, Gas & Consumable Fuels (2.8%)
Apache Corp.	1,273	18,064
BP plc (ADR)	40,000	820,800
Cabot Oil & Gas Corp.	1,621	26,390
Chevron Corp.	87,086	7,354,413
Concho Resources, Inc.	710	41,428
ConocoPhillips	3,933	157,281
Devon Energy Corp.	1,323	20,917
Diamondback Energy, Inc.	613	29,669
EOG Resources, Inc.	2,152	107,320
Exxon Mobil Corp.	165,564	6,824,548
Hess Corp.	1,009	53,265
HollyFrontier Corp.	430	11,116
Kinder Morgan, Inc.	7,195	98,356
Marathon Oil Corp.	2,622	17,489
Marathon Petroleum Corp.	2,395	99,057
Occidental Petroleum Corp.	3,091	53,505
ONEOK, Inc.	1,638	62,866
Phillips 66	1,609	112,533
Pioneer Natural Resources Co.	606	69,017
Royal Dutch Shell plc (ADR), Class A (x)	50,000	1,757,000
TOTAL SE (ADR)(x)	40,000	1,676,400
Valero Energy Corp.	1,501	84,912
Williams Cos., Inc. (The)	4,473	89,684

		19,586,030

Total Energy		19,846,940

Financials (6.6%)
Banks (4.1%)
Bank of America Corp.	222,991	6,758,857
Barclays plc	1,400,000	2,808,189
Citigroup, Inc.	22,658	1,397,092
Citizens Financial Group, Inc.	1,578	56,429
Comerica, Inc.	542	30,276
Fifth Third Bancorp	2,627	72,426
First Republic Bank	639	93,888
Huntington Bancshares, Inc.	3,793	47,906
JPMorgan Chase & Co.	81,204	10,318,592
KeyCorp	3,632	59,601
M&T Bank Corp.	474	60,340
People’s United Financial, Inc.	1,494	19,318
PNC Financial Services Group, Inc. (The)‡	1,560	232,440
Regions Financial Corp.	3,553	57,274
SVB Financial Group*	190	73,688
Truist Financial Corp.	64,961	3,113,581
US Bancorp	70,049	3,263,583
Wells Fargo & Co.	15,217	459,249
Zions Bancorp NA	629	27,324

		28,950,053

Capital Markets (1.1%)
Ameriprise Financial, Inc.	434	84,339
Bank of New York Mellon Corp. (The)	3,014	127,914
BlackRock, Inc.‡	522	376,644
Cboe Global Markets, Inc.	368	34,268
Charles Schwab Corp. (The)	5,492	291,296
CME Group, Inc.	1,323	240,852
Franklin Resources, Inc.	985	24,615
Goldman Sachs Group, Inc. (The)	1,267	334,121
Intercontinental Exchange, Inc.	2,069	238,535
Invesco Ltd.	1,285	22,397
MarketAxess Holdings, Inc.	140	79,878
Moody’s Corp.	595	172,693
Morgan Stanley	65,260	4,472,268
MSCI, Inc.	305	136,192
Nasdaq, Inc.	423	56,149
Northern Trust Corp.	770	71,718
Raymond James Financial, Inc.	430	41,138
S&P Global, Inc.	885	290,926
State Street Corp.	1,303	94,832
T. Rowe Price Group, Inc.	835	126,411

		7,317,186

Consumer Finance (0.1%)
American Express Co.	2,402	290,426
Capital One Financial Corp.	1,685	166,562
Discover Financial Services	1,127	102,028
Synchrony Financial	2,003	69,524

		628,540

Diversified Financial Services (0.2%)
Berkshire Hathaway, Inc., Class B*	7,158	1,659,726

Insurance (1.1%)
Aflac, Inc.	2,404	106,906
Allstate Corp. (The)	1,117	122,792
American International Group, Inc.	3,170	120,016
Aon plc, Class A	841	177,678
Arthur J Gallagher & Co.	707	87,463
Assurant, Inc.	233	31,739
Chubb Ltd.	1,660	255,507

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Cincinnati Financial Corp.	551	$48,141
Everest Re Group Ltd.	159	37,220
Globe Life, Inc.	330	31,337
Hartford Financial Services Group, Inc. (The)	1,318	64,556
Lincoln National Corp.	645	32,450
Loews Corp.	860	38,717
Marsh & McLennan Cos., Inc.	1,864	218,088
MetLife, Inc.	120,558	5,660,198
Principal Financial Group, Inc.	919	45,592
Progressive Corp. (The)	2,151	212,691
Prudential Financial, Inc.	1,456	113,670
Travelers Cos., Inc. (The)	930	130,544
Unum Group	916	21,013
W R Berkley Corp.	474	31,483
Willis Towers Watson plc	474	99,862

		7,687,663

Total Financials		46,243,168

Health Care (6.2%)
Biotechnology (0.6%)
AbbVie, Inc.	26,497	2,839,154
Alexion Pharmaceuticals, Inc.*	805	125,773
Amgen, Inc.	2,142	492,489
Biogen, Inc.*	566	138,591
Gilead Sciences, Inc.	4,615	268,870
Incyte Corp.*	689	59,929
Regeneron Pharmaceuticals, Inc.*	386	186,480
Vertex Pharmaceuticals, Inc.*	957	226,177

		4,337,463

Health Care Equipment & Supplies (0.7%)
Abbott Laboratories	6,522	714,094
ABIOMED, Inc.*	166	53,817
Align Technology, Inc.*	264	141,076
Baxter International, Inc.	1,883	151,092
Becton Dickinson and Co.	1,068	267,235
Boston Scientific Corp.*	5,274	189,600
Cooper Cos., Inc. (The)	182	66,124
Danaher Corp.	2,327	516,920
Dentsply Sirona, Inc.	776	40,632
DexCom, Inc.*	353	130,511
Edwards Lifesciences Corp.*	2,295	209,373
Hologic, Inc.*	946	68,897
IDEXX Laboratories, Inc.*	314	156,959
Intuitive Surgical, Inc.*	433	354,237
Medtronic plc	4,958	580,780
ResMed, Inc.	533	113,295
STERIS plc	315	59,705
Stryker Corp.	1,204	295,028
Teleflex, Inc.	172	70,790
Varian Medical Systems, Inc.*	337	58,979
West Pharmaceutical Services, Inc.	272	77,060
Zimmer Biomet Holdings, Inc.	765	117,879

		4,434,083

Health Care Providers & Services (1.1%)
AmerisourceBergen Corp.	543	53,084
Anthem, Inc.	915	293,797
Cardinal Health, Inc.	1,084	58,059
Centene Corp.*	2,133	128,044
Cigna Corp.	1,329	276,671
CVS Health Corp.	69,811	4,768,091
DaVita, Inc.*	299	35,103
HCA Healthcare, Inc.	970	159,526
Henry Schein, Inc.*	482	32,227
Humana, Inc.	487	199,801
Laboratory Corp. of America Holdings*	358	72,871
McKesson Corp.	591	102,787
Quest Diagnostics, Inc.	495	58,989
UnitedHealth Group, Inc.	3,490	1,223,873
Universal Health Services, Inc., Class B	282	38,775

		7,501,698

Health Care Technology (0.0%)
Cerner Corp.	1,137	89,232

Life Sciences Tools & Services (0.2%)
Agilent Technologies, Inc.	1,127	133,538
Bio-Rad Laboratories, Inc., Class A*	77	44,886
Illumina, Inc.*	538	199,060
IQVIA Holdings, Inc.*	706	126,494
Mettler-Toledo International, Inc.*	88	100,292
PerkinElmer, Inc.	413	59,266
Thermo Fisher Scientific, Inc.	1,458	679,107
Waters Corp.*	229	56,659

		1,399,302

Pharmaceuticals (3.6%)
AstraZeneca plc	40,000	4,006,228
Bristol-Myers Squibb Co.	88,318	5,478,366
Catalent, Inc.*	606	63,066
Eli Lilly and Co.	2,921	493,182
Johnson & Johnson	34,684	5,458,568
Merck & Co., Inc.	59,312	4,851,722
Perrigo Co. plc	479	21,421
Pfizer, Inc.	120,457	4,434,022
Viatris, Inc.*	16,850	315,769
Zoetis, Inc.	1,749	289,459

		25,411,803

Total Health Care		43,173,581

Industrials (3.7%)
Aerospace & Defense (1.1%)
Boeing Co. (The)	1,953	418,059
General Dynamics Corp.	857	127,539
Howmet Aerospace, Inc.*	1,439	41,069
Huntington Ingalls Industries, Inc.	146	24,890
L3Harris Technologies, Inc.	774	146,302
Lockheed Martin Corp.	7,405	2,628,627
Northrop Grumman Corp.	571	173,995
Raytheon Technologies Corp.	55,595	3,975,598
Teledyne Technologies, Inc.*	135	52,917
Textron, Inc.	844	40,791
TransDigm Group, Inc.*	200	123,770

		7,753,557

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Air Freight & Logistics (0.1%)
CH Robinson Worldwide, Inc.	495	$46,466
Expeditors International of Washington, Inc.	625	59,444
FedEx Corp.	889	230,802
United Parcel Service, Inc., Class B	2,631	443,060

		779,772

Airlines (0.0%)
Alaska Air Group, Inc.	417	21,684
American Airlines Group, Inc. (x)	2,093	33,007
Delta Air Lines, Inc.	2,388	96,021
Southwest Airlines Co.	2,199	102,495
United Airlines Holdings, Inc.*	1,096	47,402

		300,609

Building Products (0.1%)
A O Smith Corp.	484	26,533
Allegion plc	319	37,125
Carrier Global Corp.	2,995	112,971
Fortune Brands Home & Security, Inc.	498	42,689
Johnson Controls International plc	2,667	124,256
Masco Corp.	961	52,788
Trane Technologies plc	883	128,176

		524,538

Commercial Services & Supplies (0.1%)
Cintas Corp.	323	114,168
Copart, Inc.*	764	97,219
Republic Services, Inc.	775	74,632
Rollins, Inc.	792	30,943
Waste Management, Inc.	1,431	168,758

		485,720

Construction & Engineering (0.0%)
Jacobs Engineering Group, Inc.	477	51,974
Quanta Services, Inc.	509	36,658

		88,632

Electrical Equipment (0.1%)
AMETEK, Inc.	846	102,315
Eaton Corp. plc	1,465	176,005
Emerson Electric Co.	2,202	176,975
Rockwell Automation, Inc.	427	107,096

		562,391

Industrial Conglomerates (0.8%)
3M Co.	2,123	371,079
General Electric Co.	32,244	348,235
Honeywell International, Inc.	22,581	4,802,979
Roper Technologies, Inc.	387	166,832

		5,689,125

Machinery (0.7%)
Caterpillar, Inc.	1,999	363,858
Cummins, Inc.	13,544	3,075,843
Deere & Co.	1,152	309,946
Dover Corp.	533	67,291
Flowserve Corp.	574	21,152
Fortive Corp.	1,243	88,029
IDEX Corp.	274	54,581
Illinois Tool Works, Inc.	1,059	215,909
Ingersoll Rand, Inc.*	1,370	62,417
Otis Worldwide Corp.	1,496	101,055
PACCAR, Inc.	1,275	110,007
Parker-Hannifin Corp.	474	129,122
Pentair plc	611	32,438
Snap-on, Inc.	197	33,715
Stanley Black & Decker, Inc.	590	105,350
Westinghouse Air Brake Technologies Corp.	655	47,946
Xylem, Inc.	665	67,690

		4,886,349

Professional Services (0.1%)
Equifax, Inc.	448	86,392
IHS Markit Ltd.	1,372	123,247
Nielsen Holdings plc	1,272	26,547
Robert Half International, Inc.	442	27,616
Verisk Analytics, Inc.	600	124,554

		388,356

Road & Rail (0.6%)
CSX Corp.	2,817	255,643
JB Hunt Transport Services, Inc.	296	40,448
Kansas City Southern	346	70,629
Norfolk Southern Corp.	936	222,403
Old Dominion Freight Line, Inc.	355	69,289
Union Pacific Corp.	17,482	3,640,102

		4,298,514

Trading Companies & Distributors (0.0%)
Fastenal Co.	2,108	102,934
United Rentals, Inc.*	265	61,456
WW Grainger, Inc.	166	67,784

		232,174

Total Industrials		25,989,737

Information Technology (8.4%)
Communications Equipment (0.3%)
Arista Networks, Inc.*	201	58,405
Cisco Systems, Inc.	45,557	2,038,676
F5 Networks, Inc.*	228	40,114
Juniper Networks, Inc.	1,235	27,800
Motorola Solutions, Inc.	625	106,287

		2,271,282

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp., Class A	1,104	144,370
CDW Corp.	527	69,453
Corning, Inc.	2,818	101,448
FLIR Systems, Inc.	449	19,680
IPG Photonics Corp.*	130	29,093
Keysight Technologies, Inc.*	684	90,349
TE Connectivity Ltd.	1,220	147,705
Vontier Corp.*	574	19,172
Zebra Technologies Corp., Class A*	197	75,713

		696,983

IT Services (1.1%)
Accenture plc, Class A	2,331	608,880
Akamai Technologies, Inc.*	600	62,994

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Automatic Data Processing, Inc.	1,579	$278,220
Broadridge Financial Solutions, Inc.	427	65,416
Cognizant Technology Solutions Corp., Class A	1,968	161,278
DXC Technology Co.	885	22,789
Fidelity National Information Services, Inc.	2,286	323,377
Fiserv, Inc.*	2,052	233,641
FleetCor Technologies, Inc.*	308	84,032
Gartner, Inc.*	325	52,062
Global Payments, Inc.	1,104	237,824
International Business Machines Corp.	15,883	1,999,352
Jack Henry & Associates, Inc.	280	45,357
Leidos Holdings, Inc.	494	51,929
Mastercard, Inc., Class A	3,236	1,155,058
Paychex, Inc.	1,181	110,046
PayPal Holdings, Inc.*	4,311	1,009,636
VeriSign, Inc.*	370	80,068
Visa, Inc., Class A	6,239	1,364,656
Western Union Co. (The)	1,409	30,913

		7,977,528

Semiconductors & Semiconductor Equipment (3.3%)
Advanced Micro Devices, Inc.*	4,424	405,725
Analog Devices, Inc.	31,362	4,633,108
Applied Materials, Inc.	3,360	289,968
Broadcom, Inc.	1,489	651,959
Intel Corp.	135,078	6,729,586
KLA Corp.	568	147,061
Lam Research Corp.	530	250,303
Maxim Integrated Products, Inc.	985	87,320
Microchip Technology, Inc.	960	132,586
Micron Technology, Inc.*	4,096	307,937
NVIDIA Corp.	2,277	1,189,050
Qorvo, Inc.*	420	69,833
QUALCOMM, Inc.	4,160	633,734
Skyworks Solutions, Inc.	611	93,410
Teradyne, Inc.	611	73,253
Texas Instruments, Inc.	43,375	7,119,139
Xilinx, Inc.	903	128,018

		22,941,990

Software (2.4%)
Adobe, Inc.*	1,765	882,712
ANSYS, Inc.*	317	115,325
Autodesk, Inc.*	810	247,325
Cadence Design Systems, Inc.*	1,026	139,977
Citrix Systems, Inc.	454	59,065
Fortinet, Inc.*	496	73,671
Intuit, Inc.	967	367,315
Microsoft Corp.	47,815	10,635,012
NortonLifeLock, Inc.	2,146	44,594
Oracle Corp.	46,980	3,039,136
Paycom Software, Inc.*	180	81,405
salesforce.com, Inc.*	3,367	749,259
ServiceNow, Inc.*	718	395,209
Synopsys, Inc.*	562	145,693
Tyler Technologies, Inc.*	149	65,041

		17,040,739

Technology Hardware, Storage & Peripherals (1.2%)
Apple, Inc.	58,795	7,801,509
Hewlett Packard Enterprise Co.	4,774	56,572
HP, Inc.	5,056	124,327
NetApp, Inc.	825	54,648
Seagate Technology plc	824	51,220
Western Digital Corp.	1,116	61,815
Xerox Holdings Corp.	595	13,798

		8,163,889

Total Information Technology		59,092,411

Materials (1.7%)
Chemicals (0.8%)
Air Products and Chemicals, Inc.	6,313	1,724,838
Albemarle Corp.	389	57,385
BASF SE	25,000	1,976,630
Celanese Corp.	430	55,874
CF Industries Holdings, Inc.	859	33,252
Corteva, Inc.	2,744	106,248
Dow, Inc.	2,729	151,459
DuPont de Nemours, Inc.	2,701	192,068
Eastman Chemical Co.	494	49,538
Ecolab, Inc.	914	197,753
FMC Corp.	478	54,937
International Flavors & Fragrances, Inc. (x)	377	41,033
Linde plc	1,930	508,574
LyondellBasell Industries NV, Class A	947	86,802
Mosaic Co. (The)	1,374	31,616
PPG Industries, Inc.	868	125,183
Sherwin-Williams Co. (The)	300	220,473

		5,613,663

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	231	65,597
Vulcan Materials Co.	490	72,672

		138,269

Containers & Packaging (0.1%)
Amcor plc	5,830	68,619
Avery Dennison Corp.	296	45,912
Ball Corp.	1,209	112,655
International Paper Co.	1,463	72,740
Packaging Corp. of America	334	46,062
Sealed Air Corp.	544	24,910
Westrock Co.	974	42,398

		413,296

Metals & Mining (0.8%)
Freeport-McMoRan, Inc.	5,347	139,129
Newmont Corp.	2,952	176,795
Nucor Corp.	1,115	59,307
Rio Tinto plc (ADR)	71,000	5,340,620

		5,715,851

Total Materials		11,881,079

Real Estate (0.6%)
Equity Real Estate Investment Trusts (REITs) (0.6%)
Alexandria Real Estate Equities, Inc. (REIT)	456	81,268

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
American Tower Corp. (REIT)	1,634	$366,768
AvalonBay Communities, Inc. (REIT)	516	82,782
Boston Properties, Inc. (REIT)	524	49,534
Crown Castle International Corp. (REIT)	1,586	252,475
Digital Realty Trust, Inc. (REIT)	1,031	143,835
Duke Realty Corp. (REIT)	1,354	54,120
Equinix, Inc. (REIT)	328	234,251
Equity Residential (REIT)	1,265	74,989
Essex Property Trust, Inc. (REIT)	241	57,218
Extra Space Storage, Inc. (REIT)	476	55,149
Federal Realty Investment Trust (REIT)	241	20,514
Healthpeak Properties, Inc. (REIT)	2,005	60,611
Host Hotels & Resorts, Inc. (REIT)	72,437	1,059,753
Iron Mountain, Inc. (REIT)	1,062	31,308
Kimco Realty Corp. (REIT)	1,465	21,990
Mid-America Apartment Communities, Inc. (REIT)	424	53,717
Prologis, Inc. (REIT)	2,720	271,075
Public Storage (REIT)	560	129,321
Realty Income Corp. (REIT)	1,296	80,572
Regency Centers Corp. (REIT)	653	29,770
SBA Communications Corp. (REIT)	409	115,391
Simon Property Group, Inc. (REIT)	1,208	103,018
SL Green Realty Corp. (REIT)	287	17,100
UDR, Inc. (REIT)	1,096	42,119
Ventas, Inc. (REIT)	1,381	67,724
Vornado Realty Trust (REIT)	535	19,977
Welltower, Inc. (REIT)	1,538	99,386
Weyerhaeuser Co. (REIT)	2,751	92,241

		3,767,976

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	1,233	77,334

Total Real Estate		3,845,310

Utilities (3.7%)
Electric Utilities (2.4%)
Alliant Energy Corp.	901	46,429
American Electric Power Co., Inc.	19,327	1,609,359
Duke Energy Corp.	42,707	3,910,253
Edison International	46,396	2,914,597
Entergy Corp.	737	73,582
Evergy, Inc.	826	45,851
Eversource Energy	1,262	109,176
Exelon Corp.	3,587	151,443
FirstEnergy Corp.	1,999	61,189
NextEra Energy, Inc.	7,205	555,866
NRG Energy, Inc.	974	36,574
Pinnacle West Capital Corp.	417	33,339
PPL Corp.	2,844	80,201
Southern Co. (The)	113,887	6,996,078
Xcel Energy, Inc.	1,931	128,740

		16,752,677

Gas Utilities (0.0%)
Atmos Energy Corp.	449	42,848

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp. (The)	2,449	57,551

Multi-Utilities (1.3%)
Ameren Corp.	912	71,191
CenterPoint Energy, Inc.	1,996	43,193
CMS Energy Corp.	1,056	64,427
Consolidated Edison, Inc.	1,259	90,988
Dominion Energy, Inc.	73,003	5,489,826
DTE Energy Co.	713	86,565
NiSource, Inc.	1,392	31,932
Public Service Enterprise Group, Inc.	1,864	108,671
Sempra Energy	21,063	2,683,637
WEC Energy Group, Inc.	1,161	106,847

		8,777,277

Water Utilities (0.0%)
American Water Works Co., Inc.	666	102,211

Total Utilities		25,732,564

Total Common Stocks (44.4%) (Cost $170,637,645)		310,941,645

SHORT-TERM INVESTMENTS:
Investment Company (4.7%)
JPMorgan Prime Money Market Fund, IM Shares	32,810,703	32,827,108

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.4%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $300,004, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145% - 2.500%, maturing 8/31/21-2/15/46; total market value $306,001. (xx)	$300,000	300,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $900,020, collateralized by various Foreign Government Agency Securities, ranging from 1.875% . 000%, maturing 6/15/22-9/27/23; total market value $918,003. (xx)	900,000	900,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $63,267, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $70,297. (xx)	63,265	63,265
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $1,686,901, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $1,720,630. (xx)	1,686,892	1,686,892

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $100,002, collateralized by various Common Stocks; total market value $111,112. (xx)	$100,000	$100,000

Total Repurchase Agreements		3,050,157

Total Short-Term Investments (5.1%) (Cost $35,871,373)		35,877,265

Total Investments in Securities (92.9%) (Cost $492,384,074)		651,149,638
Other Assets Less Liabilities (7.1%)		49,446,067

Net Assets (100%)		$700,595,705

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2020, the market value of these securities amounted to $41,264,839 or 5.9% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2020. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2020.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $5,745,135. This was collateralized by $2,924,792 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/14/21 - 5/15/50 and by cash of $3,050,157 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2020.

Glossary:

ADR	— American Depositary Receipt
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
NATL-RE	— Insured by National Public Finance Guarantee Corp.
SOFR	— Secured Overnight Financing Rate
UMBS	— Uniform Mortgage-Backed Securities
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Banks
PNC Financial Services Group, Inc. (The)	1,560	478,251	—	(170,995)	111,976	(186,792)	232,440	11,173	—
Capital Markets
BlackRock, Inc.	522	405,679	122,135	(296,565)	116,736	28,659	376,644	10,135	—
CORPORATE BONDS:
Financials
Banks
PNC Bank NA 3.250%, 1/22/28	—	262,068	382	(276,813)	34,884	(20,521)	—	3,385	—
PNC Financial Services Group, Inc. (The) 3.900%, 4/29/24	250,000	266,574	—	(379)	—	9,571	275,766	9,750	—
PNC Financial Services Group, Inc. (The) 2.550%, 1/22/30	100,000	—	107,901	(382)	—	1,308	108,827	1,268	—

Total		1,412,572	230,418	(745,134)	263,596	(167,775)	993,677	35,711	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	411	3/2021	USD	77,037,840	1,761,658

					1,761,658

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$1,226,531	$—	$1,226,531
Common Stocks
Communication Services	23,585,803	—	—	23,585,803
Consumer Discretionary	26,106,289	—	—	26,106,289
Consumer Staples	24,243,551	1,201,212	—	25,444,763
Energy	19,846,940	—	—	19,846,940
Financials	43,434,979	2,808,189	—	46,243,168
Health Care	39,167,353	4,006,228	—	43,173,581
Industrials	25,989,737	—	—	25,989,737
Information Technology	59,092,411	—	—	59,092,411
Materials	9,904,449	1,976,630	—	11,881,079
Real Estate	3,845,310	—	—	3,845,310
Utilities	25,732,564	—	—	25,732,564
Convertible Bonds
Industrials	—	726,250	—	726,250
Convertible Preferred Stocks
Information Technology	4,267,410	—	—	4,267,410
Utilities	8,988,500	—	—	8,988,500
Corporate Bonds
Communication Services	—	17,352,264	—	17,352,264
Consumer Discretionary	—	7,668,719	—	7,668,719
Consumer Staples	—	8,786,507	—	8,786,507
Energy	—	12,788,208	—	12,788,208
Financials	—	34,396,442	—	34,396,442
Health Care	—	39,963,602	—	39,963,602
Industrials	—	8,950,159	—	8,950,159
Information Technology	—	5,537,541	—	5,537,541
Materials	—	4,104,046	—	4,104,046
Real Estate	—	4,106,507	—	4,106,507
Utilities	—	3,026,470	—	3,026,470
Foreign Government Securities	—	3,475,555	—	3,475,555
Futures	1,761,658	—	—	1,761,658
Mortgage-Backed Securities	—	9,786,934	—	9,786,934
Municipal Bonds	—	396,404	—	396,404

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Preferred Stocks
Consumer Discretionary	$—	$—	$—	(a)	$—	(a)
Financials	1,128,903	—	—		1,128,903
Short-Term Investments
Investment Company	32,827,108	—	—		32,827,108
Repurchase Agreements	—	3,050,157	—		3,050,157
Supranational	—	4,679,083	—		4,679,083
U.S. Government Agency Securities	—	4,154,017	—		4,154,017
U.S. Treasury Obligations	—	118,820,676	—		118,820,676

Total Assets	$349,922,965	$302,988,331	$—		$652,911,296

Total Liabilities	$—	$—	$—		$—

Total	$349,922,965	$302,988,331	$—		$652,911,296

(a)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$1,761,658	*

Total		$1,761,658

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Total
Equity contracts	$47,932	$8,604,008	$8,651,940

Total	$47,932	$8,604,008	$8,651,940

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^		Futures	Total
Equity contracts		$(65,164)	$(65,164)

Total		$(65,164)	$(65,164)

^ This Portfolio held options contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held options contracts with an average notional balance of approximately $28,000 for three months and futures contracts with an average notional balance of approximately $74,497,000 during the year ended December 31, 2020.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$141,040,651
Long-term U.S. government debt securities	31,149,137

$172,189,788

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$390,947,211
Long-term U.S. government debt securities	130,433,063

$521,380,274

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$167,776,235
Aggregate gross unrealized depreciation	(8,967,864)

Net unrealized appreciation	$158,808,371

Federal income tax cost of investments in securities and derivative instruments, if applicable	$494,102,925

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $522,617)	$993,677
Unaffiliated Issuers (Cost $488,811,300)	647,105,804
Repurchase Agreements (Cost $3,050,157)	3,050,157
Cash	46,639,354
Cash held as collateral at broker for futures	4,577,400
Dividends, interest and other receivables	3,071,352
Due from broker for futures variation margin	505,613
Receivable for Portfolio shares sold	14,766
Receivable for securities sold	10,061
Securities lending income receivable	1,663
Other assets	4,357

Total assets	705,974,204

LIABILITIES
Payable for return of collateral on securities loaned	3,050,157
Payable for securities purchased	1,505,254
Investment management fees payable	374,179
Distribution fees payable – Class IB	147,223
Payable for Portfolio shares redeemed	76,935
Administrative fees payable	72,694
Trustees’ fees payable	1,000
Distribution fees payable – Class IA	734
Payable for interest purchased	690
Accrued expenses	149,633

Total liabilities	5,378,499

NET ASSETS	$700,595,705

Net assets were comprised of:
Paid in capital	$558,474,208
Total distributable earnings (loss)	142,121,497

Net assets	$700,595,705

Class IA
Net asset value, offering and redemption price per share, $3,397,727 / 310,259 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.95

Class IB
Net asset value, offering and redemption price per share, $697,197,978 / 63,658,606 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.95

(x)	Includes value of securities on loan of $5,745,135.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Interest ($14,403 interest income received from affiliates)	$14,682,111
Dividends ($21,308 of dividend income received from affiliates) (net of $101,662 foreign withholding tax)	10,757,823
Securities lending (net)	56,625

Total income	25,496,559

EXPENSES
Investment management fees	5,346,623
Distribution fees – Class IB	1,719,537
Administrative fees	1,022,297
Custodian fees	106,000
Professional fees	88,785
Printing and mailing expenses	72,727
Trustees’ fees	31,463
Distribution fees – Class IA	8,856
Miscellaneous	38,951

Gross expenses	8,435,239
Less: Waiver from investment manager	(79,975)

Net expenses	8,355,264

NET INVESTMENT INCOME (LOSS)	17,141,295

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($263,596 realized gain (loss) from affiliates)	34,578,946
Futures contracts	8,604,008
Foreign currency transactions	(6,728)
Options written	47,932

Net realized gain (loss)	43,224,158

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(167,775) of change in unrealized appreciation (depreciation) from affiliates)	(46,284,605)
Futures contracts	(65,164)
Foreign currency translations	21,907

Net change in unrealized appreciation (depreciation)	(46,327,862)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(3,103,704)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$14,037,591

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$17,141,295	$28,742,310
Net realized gain (loss)	43,224,158	36,374,434
Net change in unrealized appreciation (depreciation)	(46,327,862)	105,974,958

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,037,591	171,091,702

Distributions to shareholders:
Class IA	(270,573)	(177,041)
Class IB	(53,744,168)	(33,679,767)
Class K	—	(16,583,223)

Total distributions to shareholders	(54,014,741)	(50,440,031)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 37,685 and 74,334 shares, respectively ]	404,202	818,225
Capital shares issued in reinvestment of dividends and distributions [ 25,043 and 15,973 shares, respectively ]	270,573	177,041
Capital shares repurchased [ (105,679) and (159,123) shares, respectively ]	(1,127,006)	(1,752,073)

Total Class IA transactions	(452,231)	(756,807)

Class IB
Capital shares sold [ 2,017,009 and 2,562,610 shares, respectively ]	22,040,981	28,089,647
Capital shares issued in reinvestment of dividends and distributions [ 4,973,696 and 3,038,405 shares, respectively ]	53,744,168	33,679,767
Capital shares repurchased [ (10,660,145) and (10,339,006) shares, respectively ]	(115,173,695)	(113,621,546)

Total Class IB transactions	(39,388,546)	(51,852,132)

Class K
Capital shares sold [ 438,128 and 892,369 shares, respectively ]	5,000,000	9,892,193
Capital shares issued in reinvestment of dividends and distributions [ 0 and 1,496,953 shares, respectively ]	—	16,583,223
Capital shares repurchased [ (32,393,716) and (5,884,599) shares, respectively ]	(343,136,699)	(64,387,988)

Total Class K transactions	(338,136,699)	(37,912,572)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(377,977,476)	(90,521,511)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(417,954,626)	30,130,160
NET ASSETS:
Beginning of year	1,118,550,331	1,088,420,171

End of year	$700,595,705	$1,118,550,331

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.23	$10.08	$11.32	$10.56	$9.80

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22	0.28	0.28	0.27	0.26
Net realized and unrealized gain (loss)	0.40 †	1.39	(0.74)	0.78	0.76

Total from investment operations	0.62	1.67	(0.46)	1.05	1.02

Less distributions:
Dividends from net investment income	(0.29)	(0.30)	(0.34)	(0.29)	(0.26)
Distributions from net realized gains	(0.61)	(0.22)	(0.44)	—	—

Total dividends and distributions	(0.90)	(0.52)	(0.78)	(0.29)	(0.26)

Net asset value, end of year	$10.95	$11.23	$10.08	$11.32	$10.56

Total return	5.69%	16.65%	(4.29)%	9.97%	10.43%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$3,398	$3,966	$4,256	$16,485	$4,353
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%	1.05%	1.04%	1.04%	1.04%
Before waivers and reimbursements (f)	1.06%	1.05%	1.04%	1.04%	1.05%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.98%	2.51%	2.45%	2.47%	2.49%
Before waivers and reimbursements (f)	1.97%	2.51%	2.45%	2.47%	2.49%
Portfolio turnover rate^	24%	20%	30%	21%	24%

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.23	$10.09	$11.33	$10.56	$9.80

Income (loss) from investment operations:
Net investment income (loss) (e)	0.22	0.28	0.28	0.28	0.26
Net realized and unrealized gain (loss)	0.40 †	1.38	(0.74)	0.78	0.76

Total from investment operations	0.62	1.66	(0.46)	1.06	1.02

Less distributions:
Dividends from net investment income	(0.29)	(0.30)	(0.34)	(0.29)	(0.26)
Distributions from net realized gains	(0.61)	(0.22)	(0.44)	—	—

Total dividends and distributions	(0.90)	(0.52)	(0.78)	(0.29)	(0.26)

Net asset value, end of year	$10.95	$11.23	$10.09	$11.33	$10.56

Total return	5.69%	16.53%	(4.29)%	10.07%	10.43%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$697,198	$755,960	$726,831	$863,610	$858,742
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%	1.05%	1.04%	1.04%	1.04%
Before waivers and reimbursements (f)	1.06%	1.05%	1.04%	1.04%	1.05%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.98%	2.50%	2.45%	2.49%	2.50%
Before waivers and reimbursements (f)	1.97%	2.50%	2.45%	2.49%	2.49%
Portfolio turnover rate^	24%	20%	30%	21%	24%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN BALANCED MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	January 1, 2020 to May 31, 2020‡	Year Ended December 31,
Class K		2019	2018	2017	2016
Net asset value, beginning of period	$11.22	$10.08	$11.32	$10.56	$9.80

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.30	0.31	0.30	0.28
Net realized and unrealized gain (loss)	(0.73)	1.39	(0.74)	0.78	0.77

Total from investment operations	(0.62)	1.69	(0.43)	1.08	1.05

Less distributions:
Dividends from net investment income	—	(0.33)	(0.37)	(0.32)	(0.29)
Distributions from net realized gains	—	(0.22)	(0.44)	—	—

Total dividends and distributions	—	(0.55)	(0.81)	(0.32)	(0.29)

Net asset value, end of period	$10.60	$11.22	$10.08	$11.32	$10.56

Total return (b)	(5.53)%	16.82%	(4.05)%	10.23%	10.72%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—	$358,625	$357,333	$417,480	$396,937
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.80%	0.80%	0.79%	0.79%	0.79%
Before waivers and reimbursements (a)(f)	0.80%	0.80%	0.79%	0.79%	0.80%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	2.53%	2.75%	2.70%	2.74%	2.75%
Before waivers and reimbursements (a)(f)	2.53%	2.75%	2.70%	2.74%	2.75%
Portfolio turnover rate^	24%	20%	30%	21%	24%
‡	After the close of business on May 31, 2020 operations for Class K ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
^	Portfolio turnover rate excludes derivatives, if any.
†

The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Franklin Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	16.19%	16.47%
S&P 500® Index	18.40	17.13

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 16.19% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned 18.40% over the same period.

Portfolio Highlights

What helped performance during the year:

•

West Pharmaceutical Services, Inc. supported relative performance as its business saw strong demand for its products in recent quarters as demand from companies working to create therapeutics to combat COVID-19 was strong. The company boasts a very resilient business model and has strong long-term growth prospects even after the positive short-term impact from COVID-19 passes.

•

Lithium producer Albemarle Corp. boosted relative returns on optimism that rising demand for lithium from electric vehicle producers will increase over the medium term as battery costs continue to decline, which should help reduce oversupply.

•

Enterprise software firm Microsoft Corp. boosted relative performance following a strong earnings report and on optimism its cloud-based services could benefit as more people work from home during the coronavirus pandemic. The company has seen strength in its commercial cloud services and in sales of Windows as customers migrated away from Windows 7 in recent quarters. We believe that the trends of helping business customers move to the cloud and providing workers with productivity tools should support attractive growth over the medium to longer term.

What hurt performance during the year:

•

Medical products supplier Becton, Dickinson & Co. hindered relative performance. While earnings were better than anticipated for its latest quarter, revenues were below consensus expectations in its medical and life sciences businesses. We expect that Becton, Dickinson will see better demand for medical supplies as routine health care services bounce back, and the company could benefit from its COVID-19 test and demand for related medical products.

•

In the industrials sector, aerospace and defense firms General Dynamics Corp. and Raytheon Co. curbed relative performance amid continued weakness in the civil aviation market. Despite the ongoing global pandemic, Raytheon believes that the second quarter was the bottom for sales and earnings, with modest improvement forecasts for the third quarter and stronger results in the fourth quarter when defense spending is seasonally strong.

•

Occidental Petroleum Corp., an oil and gas exploration and production company, hampered relative performance as the global pandemic has reduced economic activity and pressured crude oil prices in 2020.

Portfolio Positioning and Outlook — Franklin Advisers, Inc.

At period end, the Portfolio’s largest sector concentration was industrials, followed by information technology and health care.

As we enter 2021, the outlook for U.S. equities remains uncertain, though we see encouraging signs that economic activity can continue to rebound, particularly as vaccination rates increase over the coming months and the pandemic is brought under better control. The outlook for corporate earnings and dividend payments has also improved materially in recent months.

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO (Unaudited)

After the sudden and steep drop-off in economic activity in early 2020, U.S. economic data have shown that activity picked up faster than many had expected. The labor market also regained momentum as states reopened their economies and services jobs began to return. However, unemployment remains well above where it was before the pandemic began, and the most recent surge in COVID-19 cases across the country has led to a deceleration in job creation. While we are encouraged by the economy’s overall resilience, we will continue to monitor the potential for disruption from the pandemic over the coming months.

Fiscal and monetary stimulus has been instrumental in supporting the economy. The U.S. government’s initial stimulus helped shore up many consumers’ finances, leading to increased spending while also helping consumers save more of their income. Furthermore, the Federal Reserve reduced interest rates and restarted its asset purchase program. As a result, the central bank injected a significant amount of liquidity into the financial and economic systems, which gave many investors and business leaders confidence that the Fed was helping to prevent a serious deterioration in economic activity. A new U.S. stimulus deal may also provide modest additional support to the U.S. economy.

Even as the economic trends have improved, we believe it is still unclear as to when the U.S. and global economies can get back to employment and growth levels reached before the pandemic started. COVID-19 outbreaks continue to flare up around the world. However, we could begin to see widespread vaccinations starting in the spring.

The picture for dividends has also brightened materially, particularly as corporate profits generally have been better than expected. Although some companies, such as those with more levered balance sheets or those operating in heavy cyclical industries, have reduced or suspended their dividends, dividends paid by our portfolio companies have been less negatively impacted than dividends paid by companies in the broader market. We believe the companies with investment-grade balance sheets and more resilient business models that comprise our strategy generally hold an advantage over their competition, given their attractive cash-flow generation capabilities. Every company will be impacted by COVID-19 in some way, but we believe the strategy’s holdings may demonstrate an added measure of resilience given their fundamentals, market leading positions and prudent capital management decisions.

This strategy is not new for us—we have consistently sought to invest in companies with the potential for sustainable, quality earnings streams, and with strong cash flows and balance sheets that we think can withstand uncertain macroeconomic conditions. We believe companies with consistently rising dividends should, over time, have the potential to realize stock price appreciation. We select portfolio securities based on several criteria: We seek fundamentally sound companies (e.g., those with attractive margins and cash flow, along with low debt) that meet our standards for dividend growth consistency and magnitude, and we attempt to buy shares at what we believe are attractive prices.

Sector Weightings as of December 31, 2020	% of Net Assets
Industrials	22.9%
Information Technology	21.4
Health Care	20.9
Materials	10.9
Consumer Discretionary	10.5
Consumer Staples	7.9
Financials	2.8
Energy	1.6
Cash and Other	1.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,219.80	$4.85
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.76	4.42

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.87%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (10.5%)
Hotels, Restaurants & Leisure (1.7%)
McDonald’s Corp.	17,233	$3,697,857

Multiline Retail (2.5%)
Target Corp.	29,483	5,204,634

Specialty Retail (3.8%)
Lowe’s Cos., Inc.	25,400	4,076,954
Ross Stores, Inc.	32,428	3,982,483

		8,059,437

Textiles, Apparel & Luxury Goods (2.5%)
NIKE, Inc., Class B	38,201	5,404,295

Total Consumer Discretionary		22,366,223

Consumer Staples (7.9%)
Beverages (1.7%)
PepsiCo, Inc.	24,600	3,648,180

Food & Staples Retailing (1.5%)
Walmart, Inc.	22,912	3,302,765

Food Products (1.6%)
McCormick & Co., Inc. (Non-Voting)	34,602	3,307,951

Household Products (3.1%)
Colgate-Palmolive Co.	33,338	2,850,732
Procter & Gamble Co. (The)	26,835	3,733,822

		6,584,554

Total Consumer Staples		16,843,450

Energy (1.6%)
Oil, Gas & Consumable Fuels (1.6%)
Chevron Corp.	20,648	1,743,724
EOG Resources, Inc.	19,342	964,585
Exxon Mobil Corp.	17,883	737,137

Total Energy		3,445,446

Financials (2.8%)
Capital Markets (1.2%)
Nasdaq, Inc.	15,655	2,078,045
State Street Corp.	8,416	612,516

		2,690,561

Insurance (1.6%)
Aflac, Inc.	28,029	1,246,450
Erie Indemnity Co., Class A	8,698	2,136,229

		3,382,679

Total Financials		6,073,240

Health Care (20.9%)
Biotechnology (0.9%)
AbbVie, Inc.	17,479	1,872,875

Health Care Equipment & Supplies (14.6%)
Abbott Laboratories	44,621	4,885,553
Becton Dickinson and Co.	22,397	5,604,177
Medtronic plc	51,739	6,060,707
Stryker Corp.	33,719	8,262,504
West Pharmaceutical Services, Inc.	22,116	6,265,684

		31,078,625

Health Care Providers & Services (2.4%)
CVS Health Corp.	20,145	1,375,904
UnitedHealth Group, Inc.	10,850	3,804,878

		5,180,782

Pharmaceuticals (3.0%)
Johnson & Johnson	26,069	4,102,739
Perrigo Co. plc	14,186	634,398
Pfizer, Inc.	45,399	1,671,137

		6,408,274

Total Health Care		44,540,556

Industrials (22.9%)
Aerospace & Defense (3.3%)
General Dynamics Corp.	15,811	2,352,993
Raytheon Technologies Corp.	66,101	4,726,883

		7,079,876

Air Freight & Logistics (1.9%)
United Parcel Service, Inc., Class B	24,220	4,078,648

Building Products (1.4%)
Johnson Controls International plc	65,301	3,042,374

Commercial Services & Supplies (1.8%)
Cintas Corp.	11,176	3,950,269

Electrical Equipment (0.5%)
nVent Electric plc	44,987	1,047,747

Industrial Conglomerates (8.4%)
Carlisle Cos., Inc.	9,744	1,521,818
Honeywell International, Inc.	28,513	6,064,715
Roper Technologies, Inc.	24,294	10,472,900

		18,059,433

Machinery (3.2%)
Donaldson Co., Inc.	25,121	1,403,761
Dover Corp.	25,727	3,248,034
Pentair plc	40,250	2,136,873

		6,788,668

Road & Rail (1.4%)
Norfolk Southern Corp.	12,300	2,922,603

Trading Companies & Distributors (1.0%)
WW Grainger, Inc.	5,004	2,043,333

Total Industrials		49,012,951

Information Technology (21.4%)
IT Services (6.4%)
Accenture plc, Class A	32,880	8,588,585
Visa, Inc., Class A	23,077	5,047,632

		13,636,217

Semiconductors & Semiconductor Equipment (6.7%)
Analog Devices, Inc.	47,433	7,007,277
Texas Instruments, Inc.	44,311	7,272,765

		14,280,042

Software (8.3%)
Microsoft Corp.	79,760	17,740,219

Total Information Technology		45,656,478

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Materials (10.9%)
Chemicals (10.9%)
Air Products and Chemicals, Inc.	24,636	$6,731,048
Albemarle Corp.	35,140	5,183,853
Ecolab, Inc.	16,790	3,632,684
Linde plc	29,732	7,834,679

Total Materials		23,382,264

Total Investments in Securities (98.9%) (Cost $148,439,414)		211,320,608
Other Assets Less Liabilities (1.1%)		2,339,629

Net Assets (100%)		$213,660,237

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$22,366,223	$—	$—	$22,366,223
Consumer Staples	16,843,450	—	—	16,843,450
Energy	3,445,446	—	—	3,445,446
Financials	6,073,240	—	—	6,073,240
Health Care	44,540,556	—	—	44,540,556
Industrials	49,012,951	—	—	49,012,951
Information Technology	45,656,478	—	—	45,656,478
Materials	23,382,264	—	—	23,382,264

Total Assets	$211,320,608	$—	$—	$211,320,608

Total Liabilities	$—	$—	$—	$—

Total	$211,320,608	$—	$—	$211,320,608

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$17,925,539
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$19,758,138

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$66,916,891
Aggregate gross unrealized depreciation	(4,035,697)

Net unrealized appreciation	$62,881,194

Federal income tax cost of investments in securities and derivative instruments, if applicable	$148,439,414

For the year ended December 31, 2020, the Portfolio incurred approximately $484 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (Cost $148,439,414)	$211,320,608
Cash	2,434,196
Dividends, interest and other receivables	176,844
Receivable for Portfolio shares sold	17,752
Receivable for securities sold	15,079
Other assets	844

Total assets	213,965,323

LIABILITIES
Payable for Portfolio shares redeemed	104,496
Investment management fees payable	82,598
Distribution fees payable – Class IB	44,463
Administrative fees payable	16,795
Accrued expenses	56,734

Total liabilities	305,086

NET ASSETS	$213,660,237

Net assets were comprised of:
Paid in capital	$156,978,163
Total distributable earnings (loss)	56,682,074

Net assets	$213,660,237

Class IB
Net asset value, offering and redemption price per share, $213,660,237 / 5,798,574 shares outstanding (unlimited amount authorized: $0.01 par value)	$36.85

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends	$3,388,498
Interest	13,358
Securities lending (net)	1,986

Total income	3,403,842

EXPENSES
Investment management fees	1,114,268
Distribution fees – Class IB	464,279
Administrative fees	176,917
Professional fees	61,069
Printing and mailing expenses	31,650
Custodian fees	12,000
Trustees’ fees	5,970
Miscellaneous	2,805

Gross expenses	1,868,958
Less: Waiver from investment manager	(252,684)

Net expenses	1,616,274

NET INVESTMENT INCOME (LOSS)	1,787,568

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	(6,144,919)
Net change in unrealized appreciation (depreciation) on investments in securities	34,307,742

NET REALIZED AND UNREALIZED GAIN (LOSS)	28,162,823

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$29,950,391

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,787,568	$1,822,757
Net realized gain (loss)	(6,144,919)	288,149
Net change in unrealized appreciation (depreciation)	34,307,742	39,670,224

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	29,950,391	41,781,130

Distributions to shareholders:
Class IB	(1,769,977)	(2,488,504)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [731,081 and 910,862 shares, respectively]	22,271,922	26,794,432
Capital shares issued in reinvestment of dividends and distributions [ 49,641 and 79,146 shares, respectively]	1,769,977	2,488,504
Capital shares repurchased [(864,424) and (574,602) shares, respectively]	(26,733,674)	(17,021,679)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,691,775)	12,261,257

TOTAL INCREASE (DECREASE) IN NET ASSETS	25,488,639	51,553,883
NET ASSETS:
Beginning of year	188,171,598	136,617,715

End of year	$213,660,237	$188,171,598

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN RISING DIVIDENDS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 22, 2018* to December 31, 2018
Class IB	2020		2019
Net asset value, beginning of period	$31.99		$24.99		$27.02

Income (loss) from investment operations:
Net investment income (loss) (e)	0.31		0.32		0.07
Net realized and unrealized gain (loss)	4.86		7.11		(2.02)

Total from investment operations	5.17		7.43		(1.95)

Less distributions:
Dividends from net investment income	(0.31)		(0.33)		(0.08)
Distributions from net realized gains	—		(0.10)		—

Total dividends and distributions	(0.31)		(0.43)		(0.08)

Net asset value, end of period	$36.85		$31.99		$24.99

Total return (b)	16.19%		29.77%		(7.24)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$213,660		$188,172		$136,618
Ratio of expenses to average net assets:
After waivers (a)(f)	0.87	%(j)	0.87	%(j)	0.87	%(j)
Before waivers (a)(f)	1.01%		1.03%		1.09%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.96%		1.10%		1.38	%(l)
Before waivers (a)(f)	0.83%		0.94%		1.16	%(l)
Portfolio turnover rate^	10%		4%		5	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.87% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Franklin Mutual Advisers, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	12.33%	11.39%	9.01%
Portfolio – Class IB Shares	12.31	11.38	8.97
Portfolio – Class K Shares*	12.63	11.66	11.92
Russell 2000® Value Index	4.63	9.65	8.66

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.31% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell 2000® Value Index, which returned 4.63% over the same period.

Portfolio Highlights

What helped performance during the year:

•

BJ’s Wholesale Club Holdings, Inc., a warehouse club retailer, rose during the period as it benefited from increased consumer spending towards food at home as a result of the pandemic. Furthermore, BJ’s reported strong membership growth and material market share gains as customers consolidated shopping trips and became increasingly focused on value. Longer term, we believe the company’s membership model will provide it with a longer-tailed benefit, as a larger membership base increases sales in future years.

•

Avient Corp., a higher value-add chemicals company, rose due to stronger than expected earnings results driven by sequential improvement in demand across all regions and end markets including health care, consumer discretionary and autos. The company also completed the acquisition of Clariant’s Masterbatch business on July 1, 2020, which further improves the company’s exposure to specialty applications and business mix, deriving approximately 60% of revenues from consumer, packaging and health care end markets. Additionally, the company’s management guided for higher cost synergies from the transaction compared to initial estimates and remains committed to returning cash to shareholders and deleveraging the corporate balance sheet.

•

Shares of Boot Barn Holdings, Inc., a western and work wear retailer, recovered strongly as the economy reopened post-lockdown early in the year. The company reported better-than-expected same store sales and lower promotional activity. It also benefited from increased consumer discretionary expenditures tied to the U.S. Congress passing a fiscal stimulus package.

What hurt performance during the year:

•

Shares of Retail Properties of America, Inc., a shopping center real estate investment trust (REIT), declined as stay-at-home and closure guidelines issued to prevent the spread of COVID-19 exacerbated a challenging environment for the shopping center operator’s brick-and-mortar retail tenants. Although mandatory closure orders have largely been rescinded and rent collections started to recover, some watch-list tenants are not expected to reopen. Also, previously more stable sectors such as fitness and casual dining may face new pressures as consumer behavior shifts in response to new social distancing and spacing regulations.

•

Shares of Brinker International, Inc., an operator of causal dining restaurants, sold off early in the year as a result of coronavirus lockdowns, which resulted in mandatory closures of dining rooms. Brinker’s leverage also increased, magnifying risk amidst an uncertain economic environment.

•

Shares of luxury homebuilder Toll Brothers, Inc. declined as the spread of the novel coronavirus contributed to a deterioration in the housing market outlook early in the pandemic. Unemployment increased as businesses quickly responded to social distancing directives.

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark. The Portfolio reduced its equity exposure at certain points of the year during which volatility was relatively high, de-equitizing by as much as 46% for 83 days.

Portfolio Positioning and Outlook — Franklin Mutual Advisers, LLC

The rally in small-cap stocks reversed the extreme selloff that occurred earlier in the year when the economy was shut down in an attempt to slow the coronavirus pandemic. Small companies generally have fewer business lines and a greater reliance on the domestic economy than their larger, diversified counterparts, and their share prices suffered disproportionally. The recent rotation, however, may be sustainable as small-cap and cyclical companies have historically benefited during economic recoveries.

Ongoing accommodative monetary policy and additional fiscal stimulus helped ease the effect of new coronavirus-related restrictions that began in late October and continued through the end of the period. The U.S. Federal Reserve (Fed) indicated it will keep interest rates near zero through at least 2023. The Fed also added some outcome-based forward guidance to its quantitative easing during the fourth quarter, tying it to achieving its dual mandate of full employment and 2% annual inflation. U.S. lawmakers passed a year-end agreement on a $900 billion COVID relief package.

Third quarter gross domestic product (GDP) gained 33.4%, reversing most of the second quarter decline. The Atlanta Fed’s “GDPNow” model at year-end was tracking U.S. GDP at an annual growth rate of just under 9% during the fourth quarter. However, risks are still elevated, and that estimate has come down from roughly 11% previously due to signs that the economy has lost some momentum since October, which the Fed has acknowledged.

Both headline and core retail sales fell month-over-month in November, yet remained at levels that held close to their September record highs. For the full quarter, expanding U.S. factory activity as measured by the Institute for Supply Management (ISM) Manufacturing Index increased from 55.4 to 60.7 (50 marks the neutral expansion/contraction threshold) as production, new orders, inventories, deliveries and employment all rose in the latest data. December’s advance put the index at its highest point since 2018.

Despite the recent momentum, markets may continue to see pockets of volatility in early 2021. The direction of markets may be influenced by the success of the vaccine rollout, the global geopolitical environment and continued fiscal and monetary support. There are signs the value rally may continue as the economy shows signs of reopening and the yield curve is steepening, although we believe it remains important for investors to remain diversified across a wide range of market capitalizations and styles. Amid this uncertain environment, we remain focused on identifying opportunities to improve the quality of our positions at relatively attractive valuations. Our process of finding underappreciated and misunderstood companies with identifiable catalysts to unlock shareholder value may provide meaningful upside potential, and a degree of downside protection during turbulent periods. While unnerving at times, volatility remains an inherent part of investing in risk assets, and the market historically rewards investors who take a long-term perspective.

Sector Weightings as of December 31, 2020	% of Net Assets
Financials	20.0%
Industrials	19.7
Consumer Discretionary	12.5
Health Care	10.8
Information Technology	8.5
Investment Companies	7.7
Materials	6.6
Real Estate	3.1
Utilities	2.8
Consumer Staples	2.4
Energy	1.8
Repurchase Agreements	1.3
Communication Services	1.0
Cash and Other	1.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,328.80	$6.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.74	5.45
Class IB
Actual	1,000.00	1,328.30	6.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.74	5.45
Class K
Actual	1,000.00	1,330.50	4.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.99	4.19

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.07%, 1.07% and 0.82%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (1.0%)
Diversified Telecommunication Services (0.3%)
Alaska Communications Systems Group, Inc.	3,669	$13,539
Anterix, Inc.*	679	25,530
ATN International, Inc.	610	25,473
Bandwidth, Inc., Class A*	1,170	179,794
Cincinnati Bell, Inc.*	2,995	45,764
Cogent Communications Holdings, Inc.	2,594	155,303
Consolidated Communications Holdings, Inc.*	4,391	21,472
IDT Corp., Class B*	956	11,816
Iridium Communications, Inc.*	7,192	282,825
Liberty Latin America Ltd., Class A*	2,817	31,353
Liberty Latin America Ltd., Class C*	9,410	104,357
Ooma, Inc.*	1,158	16,675
ORBCOMM, Inc.*	4,121	30,578
Vonage Holdings Corp.*	14,137	182,014

		1,126,493

Entertainment (0.1%)
AMC Entertainment Holdings, Inc., Class A (x)	2,951	6,256
Cinemark Holdings, Inc. (x)	6,452	112,329
Eros STX Global Corp. (x)*	9,863	17,951
Gaia, Inc.*	619	6,116
Glu Mobile, Inc.*	8,702	78,405
IMAX Corp.*	3,085	55,592
Liberty Media Corp.-Liberty Braves, Class A*	573	14,251
Liberty Media Corp.-Liberty Braves, Class C*	2,039	50,730
LiveXLive Media, Inc. (x)*	2,612	8,567
Marcus Corp. (The)	1,349	18,184

		368,381

Interactive Media & Services (0.2%)
Cargurus, Inc.*	5,246	166,456
Cars.com, Inc.*	4,333	48,963
DHI Group, Inc.*	2,937	6,520
Eventbrite, Inc., Class A*	3,852	69,721
EverQuote, Inc., Class A*	852	31,822
Liberty TripAdvisor Holdings, Inc., Class A*	3,696	16,041
MediaAlpha, Inc., Class A*	587	22,934
QuinStreet, Inc.*	2,919	62,583
TrueCar, Inc.*	6,518	27,376
Yelp, Inc.*	4,287	140,056

		592,472

Media (0.3%)
AMC Networks, Inc., Class A (x)*	1,716	61,381
Boston Omaha Corp., Class A*	809	22,369
Cardlytics, Inc.*	1,604	229,003
comScore, Inc.*	4,160	10,358
Daily Journal Corp.*	71	28,684
Emerald Holding, Inc.	1,399	7,583
Entercom Communications Corp., Class A	5,889	14,546
Entravision Communications Corp., Class A	3,610	9,928
EW Scripps Co. (The), Class A	3,545	54,203
Fluent, Inc.*	2,449	13,004
Gannett Co., Inc.*	7,118	23,916
Gray Television, Inc.*	5,433	97,196
Hemisphere Media Group, Inc.*	983	10,184
iHeartMedia, Inc., Class A (x)*	3,857	50,064
Loral Space & Communications, Inc.	728	15,281
Meredith Corp.	2,352	45,158
MSG Networks, Inc., Class A*	1,823	26,871
National CineMedia, Inc.	3,498	13,013
Saga Communications, Inc., Class A	239	5,741
Scholastic Corp.	1,819	45,475
Sinclair Broadcast Group, Inc., Class A	2,579	82,141
TechTarget, Inc.*	1,478	87,365
TEGNA, Inc.	13,420	187,209
Tribune Publishing Co.	823	11,275
WideOpenWest, Inc.*	3,052	32,565

		1,184,513

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	2,608	33,174
Gogo, Inc. (x)*	3,561	34,292
Shenandoah Telecommunications Co.	2,926	126,550
Spok Holdings, Inc.	1,165	12,966

		206,982

Total Communication Services		3,478,841

Consumer Discretionary (12.5%)
Auto Components (0.6%)
Adient plc*	5,389	187,376
American Axle & Manufacturing Holdings, Inc.*	7,163	59,740
Cooper Tire & Rubber Co.	3,050	123,525
Cooper-Standard Holdings, Inc.*	930	32,243
Dana, Inc.	8,843	172,615
Dorman Products, Inc.*	1,593	138,304
Fox Factory Holding Corp.*	2,540	268,503
Gentherm, Inc.*	1,908	124,440
Goodyear Tire & Rubber Co. (The)	14,101	153,842
LCI Industries	2,167	281,017
Modine Manufacturing Co.*	2,822	35,444
Motorcar Parts of America, Inc.*	1,182	23,191
Patrick Industries, Inc.	1,346	91,999
Standard Motor Products, Inc.	1,337	54,095
Stoneridge, Inc.*	1,601	48,398
Tenneco, Inc., Class A*	3,208	34,005
Visteon Corp.*	1,700	213,384
Workhorse Group, Inc. (x)*	5,736	113,458
XPEL, Inc. (m)*	997	51,405

		2,206,984

Automobiles (0.8%)
Thor Industries, Inc.	31,228	2,903,892
Winnebago Industries, Inc.	1,900	113,886

		3,017,778

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Distributors (0.0%)
Core-Mark Holding Co., Inc.	2,703	$79,387
Funko, Inc., Class A (x)*	1,386	14,387
Greenlane Holdings, Inc., Class A (x)*	1,358	5,378
Weyco Group, Inc.	403	6,383

		105,535

Diversified Consumer Services (0.2%)
Adtalem Global Education, Inc.*	3,133	106,365
American Public Education, Inc.*	814	24,811
Aspen Group, Inc.*	1,279	14,235
Carriage Services, Inc.	947	29,660
Collectors Universe, Inc.	546	41,168
Franchise Group, Inc.	1,409	42,904
Houghton Mifflin Harcourt Co.*	5,893	19,624
Laureate Education, Inc., Class A*	6,492	94,524
OneSpaWorld Holdings Ltd. (x)	2,707	27,449
Perdoceo Education Corp.*	4,362	55,092
Regis Corp.*	1,162	10,679
Strategic Education, Inc.	1,468	139,945
Stride, Inc.*	2,574	54,646
Universal Technical Institute, Inc.*	2,011	12,991
Vivint Smart Home, Inc.*	4,559	94,599
WW International, Inc.*	2,808	68,515

		837,207

Hotels, Restaurants & Leisure (3.5%)
Accel Entertainment, Inc.*	2,921	29,502
Bally’s Corp.*	1,087	54,600
Biglari Holdings, Inc., Class A*	4	2,340
Biglari Holdings, Inc., Class B*	56	6,227
BJ’s Restaurants, Inc.	1,383	53,232
Bloomin’ Brands, Inc.	5,186	100,712
Bluegreen Vacations Corp.	414	3,287
Bluegreen Vacations Holding Corp.*	735	9,945
Boyd Gaming Corp.*	4,965	213,098
Brinker International, Inc.	2,737	154,832
Caesars Entertainment, Inc.*	10,908	810,137
Carrols Restaurant Group, Inc.*	2,588	16,253
Century Casinos, Inc.*	1,599	10,218
Cheesecake Factory, Inc. (The) (x)	2,530	93,762
Churchill Downs, Inc.	2,298	447,627
Chuy’s Holdings, Inc.*	1,260	33,377
Cracker Barrel Old Country Store, Inc.	1,443	190,361
Dalata Hotel Group plc	257,076	1,188,705
Dave & Buster’s Entertainment, Inc.	2,599	78,022
Del Taco Restaurants, Inc.*	1,764	15,982
Denny’s Corp.*	146,438	2,149,710
Dine Brands Global, Inc.	911	52,838
El Pollo Loco Holdings, Inc.*	1,228	22,227
Everi Holdings, Inc.*	5,119	70,693
Fiesta Restaurant Group, Inc.*	766	8,732
GAN Ltd. (x)*	1,331	26,993
Golden Entertainment, Inc.*	989	19,671
Hilton Grand Vacations, Inc.*	5,146	161,327
International Game Technology plc (x)	6,028	102,114
Jack in the Box, Inc.	38,442	3,567,418
Kura Sushi USA, Inc., Class A (x)*	202	3,939
Lindblad Expeditions Holdings, Inc.*	1,458	24,961
Marriott Vacations Worldwide Corp.	2,434	333,993
Monarch Casino & Resort, Inc.*	711	43,527
Nathan’s Famous, Inc.	161	8,890
Noodles & Co.*	2,242	17,712
Papa John’s International, Inc.	1,988	168,682
Penn National Gaming, Inc.*	9,442	815,506
PlayAGS, Inc.*	1,666	11,995
RCI Hospitality Holdings, Inc.	548	21,613
Red Robin Gourmet Burgers, Inc.*	1,095	21,057
Red Rock Resorts, Inc., Class A	3,931	98,432
Ruth’s Hospitality Group, Inc.	2,175	38,563
Scientific Games Corp., Class A*	3,500	145,215
SeaWorld Entertainment, Inc.*	3,004	94,896
Shake Shack, Inc., Class A (x)*	2,133	180,836
Target Hospitality Corp. (x)*	1,897	2,997
Texas Roadhouse, Inc.	4,012	313,578
Wingstop, Inc.	1,812	240,181
Wyndham Hotels & Resorts, Inc.	2,956	175,705

		12,456,220

Household Durables (1.1%)
Beazer Homes USA, Inc.*	1,767	26,770
Casper Sleep, Inc. (x)*	1,598	9,828
Cavco Industries, Inc.*	558	97,901
Century Communities, Inc.*	1,856	81,256
Ethan Allen Interiors, Inc.	1,341	27,102
GoPro, Inc., Class A*	7,273	60,220
Green Brick Partners, Inc.*	1,435	32,947
Hamilton Beach Brands Holding Co., Class A	367	6,426
Helen of Troy Ltd.*	1,527	339,284
Hooker Furniture Corp.	671	21,640
Installed Building Products, Inc.*	1,389	141,581
iRobot Corp. (x)*	1,648	132,318
KB Home	5,402	181,075
La-Z-Boy, Inc.	2,630	104,779
Legacy Housing Corp.*	553	8,356
LGI Homes, Inc.*	1,339	141,733
Lifetime Brands, Inc.	653	9,926
Lovesac Co. (The)*	629	27,104
M.D.C. Holdings, Inc.	3,085	149,931
M/I Homes, Inc.*	20,146	892,266
Meritage Homes Corp.*	2,274	188,333
Purple Innovation, Inc.*	950	31,293
Skyline Champion Corp.*	3,051	94,398
Sonos, Inc.*	4,871	113,933
Taylor Morrison Home Corp., Class A*	7,705	197,633
TopBuild Corp.*	1,996	367,424
TRI Pointe Group, Inc.*	7,782	134,239
Tupperware Brands Corp.*	3,006	97,364
Turtle Beach Corp. (x)*	962	20,731
Universal Electronics, Inc.*	800	41,968
VOXX International Corp.*	1,456	18,578

		3,798,337

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Internet & Direct Marketing Retail (0.3%)
1-800-Flowers.com, Inc., Class A*	1,596	$41,496
CarParts.com, Inc. (x)*	2,005	24,842
Duluth Holdings, Inc., Class B (x)*	786	8,300
Groupon, Inc.*	1,425	54,143
Lands’ End, Inc.*	640	13,805
Liquidity Services, Inc.*	1,796	28,574
Magnite, Inc.*	6,559	201,427
Overstock.com, Inc. (x)*	2,604	124,914
PetMed Express, Inc. (x)	1,234	39,562
Quotient Technology, Inc.*	5,389	50,764
RealReal, Inc. (The)*	4,035	78,844
Shutterstock, Inc.	1,325	95,002
Stamps.com, Inc.*	1,043	204,626
Stitch Fix, Inc., Class A (x)*	3,648	214,211
Waitr Holdings, Inc. (x)*	5,378	14,951

		1,195,461

Leisure Products (1.4%)
Acushnet Holdings Corp.	2,051	83,148
American Outdoor Brands, Inc.*	892	15,191
BRP, Inc.	3,918	258,830
Brunswick Corp.	50,950	3,884,428
Callaway Golf Co.	5,697	136,785
Clarus Corp.	1,308	20,143
Escalade, Inc.	792	16,767
Johnson Outdoors, Inc., Class A	318	35,816
Malibu Boats, Inc., Class A*	1,216	75,927
Marine Products Corp.	412	5,990
MasterCraft Boat Holdings, Inc.*	1,059	26,306
Nautilus, Inc.*	1,770	32,108
Smith & Wesson Brands, Inc.	3,224	57,226
Sturm Ruger & Co., Inc.	993	64,615
Vista Outdoor, Inc.*	3,444	81,829
YETI Holdings, Inc.*	4,835	331,052

		5,126,161

Multiline Retail (0.1%)
Big Lots, Inc.	2,345	100,671
Dillard’s, Inc., Class A (x)	499	31,462
Macy’s, Inc. (x)	18,896	212,580

		344,713

Specialty Retail (3.2%)
Aaron’s Co., Inc. (The)*	2,168	41,105
Abercrombie & Fitch Co., Class A	3,846	78,304
Academy Sports & Outdoors, Inc. (x)*	922	19,113
American Eagle Outfitters, Inc.	9,208	184,804
America’s Car-Mart, Inc.*	370	40,641
Asbury Automotive Group, Inc.*	1,167	170,079
At Home Group, Inc.*	3,461	53,507
Bed Bath & Beyond, Inc. (x)	7,740	137,462
Boot Barn Holdings, Inc.*	52,566	2,279,262
Buckle, Inc. (The) (x)	1,839	53,699
Caleres, Inc.	2,389	37,388
Camping World Holdings, Inc., Class A	1,938	50,485
Cato Corp. (The), Class A	1,510	14,481
Chico’s FAS, Inc.	5,802	9,225
Children’s Place, Inc. (The)*	845	42,334
Citi Trends, Inc.	563	27,970
Conn’s, Inc.*	1,259	14,718
Container Store Group, Inc. (The)*	895	8,538
Designer Brands, Inc., Class A	3,717	28,435
Dufry AG (Registered)*	22,436	1,408,554
Envela Corp.*	879	4,571
Express, Inc. (x)*	4,082	3,715
GameStop Corp., Class A (x)*	3,409	64,225
Genesco, Inc.*	853	25,667
Group 1 Automotive, Inc.	29,702	3,895,120
GrowGeneration Corp. (x)*	2,167	87,157
Guess?, Inc.	2,437	55,125
Haverty Furniture Cos., Inc.	982	27,172
Hibbett Sports, Inc.*	1,009	46,596
Lithia Motors, Inc., Class A	1,563	457,443
Lumber Liquidators Holdings, Inc.*	1,820	55,947
MarineMax, Inc.*	1,354	47,431
Michaels Cos., Inc. (The) (x)*	4,603	59,885
Monro, Inc.	1,989	106,014
Murphy USA, Inc.	1,615	211,355
National Vision Holdings, Inc.*	4,928	223,189
ODP Corp. (The)*	3,149	92,266
OneWater Marine, Inc., Class A*	475	13,818
Rent-A-Center, Inc.	2,926	112,036
RH*	954	426,934
Sally Beauty Holdings, Inc.*	6,759	88,137
Shoe Carnival, Inc.	642	25,154
Signet Jewelers Ltd.	3,226	87,973
Sleep Number Corp.*	1,660	135,888
Sonic Automotive, Inc., Class A	1,343	51,799
Sportsman’s Warehouse Holdings, Inc.*	2,716	47,666
Tilly’s, Inc., Class A	1,147	9,359
Urban Outfitters, Inc.*	4,198	107,469
Winmark Corp.	200	37,160
Zumiez, Inc.*	1,335	49,101

		11,355,476

Textiles, Apparel & Luxury Goods (1.3%)
Carter’s, Inc.	25,086	2,359,840
Crocs, Inc.*	4,095	256,593
Deckers Outdoor Corp.*	1,693	485,519
Fossil Group, Inc.*	2,633	22,828
G-III Apparel Group Ltd.*	2,525	59,943
Kontoor Brands, Inc.	3,162	128,251
Lakeland Industries, Inc. (x)*	519	14,143
Movado Group, Inc.*	1,136	18,880
Oxford Industries, Inc.	1,060	69,441
Rocky Brands, Inc.	489	13,726
Steven Madden Ltd.	5,044	178,154
Superior Group of Cos., Inc.	664	15,431
Unifi, Inc.*	942	16,711
Vera Bradley, Inc.*	1,302	10,364
Wolverine World Wide, Inc.	29,013	906,656

		4,556,480

Total Consumer Discretionary		45,000,352

Consumer Staples (2.4%)
Beverages (0.1%)
Celsius Holdings, Inc. (x)*	2,166	108,971
Coca-Cola Consolidated, Inc.	280	74,556
MGP Ingredients, Inc.	797	37,507

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
National Beverage Corp. (x)	691	$58,666
NewAge, Inc. (x)*	6,455	16,977
Primo Water Corp.	9,514	149,179

		445,856

Food & Staples Retailing (0.4%)
Andersons, Inc. (The)	1,929	47,280
BJ’s Wholesale Club Holdings, Inc.*	19,617	731,322
Chefs’ Warehouse, Inc. (The)*	1,824	46,859
HF Foods Group, Inc. (x)*	2,520	18,950
Ingles Markets, Inc., Class A	823	35,109
Natural Grocers by Vitamin Cottage, Inc.	543	7,461
Performance Food Group Co.*	7,900	376,119
PriceSmart, Inc.	1,385	126,160
Rite Aid Corp.*	3,417	54,091
SpartanNash Co.	2,167	37,727
United Natural Foods, Inc.*	3,379	53,963
Village Super Market, Inc., Class A	649	14,317
Weis Markets, Inc.	635	30,359

		1,579,717

Food Products (1.6%)
Alico, Inc.	138	4,281
B&G Foods, Inc. (x)	3,908	108,369
Bridgford Foods Corp.*	99	1,804
Calavo Growers, Inc.	962	66,792
Cal-Maine Foods, Inc.*	2,145	80,523
Darling Ingredients, Inc.*	9,739	561,746
Farmer Bros Co.*	1,163	5,431
Fresh Del Monte Produce, Inc.	1,898	45,685
Freshpet, Inc.*	2,373	336,942
Glanbia plc (London Stock Exchange)	31,500	398,288
Glanbia plc (Turquoise Stock Exchange)	233,876	2,965,718
Hostess Brands, Inc.*	7,184	105,174
J & J Snack Foods Corp.	911	141,542
John B Sanfilippo & Son, Inc.	559	44,083
Laird Superfood, Inc.*	139	6,577
Lancaster Colony Corp.	1,137	208,901
Landec Corp.*	1,852	20,094
Limoneira Co.	691	11,505
Maple Leaf Foods, Inc.	7,095	157,295
Mission Produce, Inc. (x)*	437	6,577
Sanderson Farms, Inc.	1,223	161,681
Seneca Foods Corp., Class A*	393	15,681
Simply Good Foods Co. (The)*	5,198	163,009
Tootsie Roll Industries, Inc. (x)	1,086	32,254
Vital Farms, Inc. (x)*	640	16,198

		5,666,150

Household Products (0.1%)
Central Garden & Pet Co.*	653	25,212
Central Garden & Pet Co., Class A*	2,310	83,922
Oil-Dri Corp. of America	298	10,156
WD-40 Co.	837	222,374

		341,664

Personal Products (0.1%)
BellRing Brands, Inc., Class A*	2,493	60,605
Edgewell Personal Care Co.	3,327	115,048
elf Beauty, Inc.*	2,902	73,101
Inter Parfums, Inc.	1,105	66,841
Lifevantage Corp.*	803	7,484
Medifast, Inc.	693	136,064
Nature’s Sunshine Products, Inc.*	420	6,279
Revlon, Inc., Class A (x)*	477	5,667
USANA Health Sciences, Inc.*	734	56,591
Veru, Inc. (x)*	3,452	29,860

		557,540

Tobacco (0.1%)
Turning Point Brands, Inc.	782	34,846
Universal Corp.	1,427	69,367
Vector Group Ltd.	8,339	97,149

		201,362

Total Consumer Staples		8,792,289

Energy (1.8%)
Energy Equipment & Services (0.5%)
Archrock, Inc.	7,562	65,487
Aspen Aerogels, Inc.*	1,446	24,134
Bristow Group, Inc.*	390	10,265
Cactus, Inc., Class A	2,748	71,640
ChampionX Corp.*	11,339	173,487
DMC Global, Inc.	875	37,844
Dril-Quip, Inc.*	2,210	65,460
Exterran Corp.*	1,815	8,022
Frank’s International NV*	8,417	23,063
Helix Energy Solutions Group, Inc.*	9,071	38,098
Hunting plc	185,277	565,007
Liberty Oilfield Services, Inc., Class A	4,335	44,694
Matrix Service Co.*	1,662	18,315
Nabors Industries Ltd. (x)	426	24,806
National Energy Services Reunited Corp.*	1,362	13,525
Natural Gas Services Group, Inc.*	30,184	286,144
Newpark Resources, Inc.*	7,239	13,899
NexTier Oilfield Solutions, Inc.*	9,588	32,983
Oceaneering International, Inc.*	6,160	48,972
Oil States International, Inc.*	2,883	14,473
Patterson-UTI Energy, Inc.	11,357	59,738
ProPetro Holding Corp.*	5,052	37,334
RPC, Inc.*	4,508	14,200
Select Energy Services, Inc., Class A*	3,441	14,108
Solaris Oilfield Infrastructure, Inc., Class A	1,417	11,534
Tidewater, Inc.*	2,316	20,010
Transocean Ltd. (x)*	35,148	81,192
US Silica Holdings, Inc.	4,273	29,996

		1,848,430

Oil, Gas & Consumable Fuels (1.3%)
Adams Resources & Energy, Inc.	163	3,928
Antero Resources Corp. (x)*	15,428	84,083
Arch Resources, Inc.*	965	42,238
Ardmore Shipping Corp.	2,009	6,569
Berry Corp.	4,919	18,102
Bonanza Creek Energy, Inc.*	1,136	21,959
Brigham Minerals, Inc., Class A	2,172	23,870

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Clean Energy Fuels Corp.*	8,412	$66,118
CNX Resources Corp.*	13,598	146,858
Comstock Resources, Inc.*	1,680	7,342
CONSOL Energy, Inc. (x)*	1,958	14,117
Contango Oil & Gas Co. (x)*	6,323	14,480
Crescent Point Energy Corp. (x)	1,032,365	2,408,771
CVR Energy, Inc.	1,888	28,131
Delek US Holdings, Inc.	3,522	56,599
DHT Holdings, Inc.	6,754	35,323
Diamond S Shipping, Inc., Class S*	1,925	12,820
Dorian LPG Ltd.*	2,429	29,610
Earthstone Energy, Inc., Class A*	1,120	5,970
Energy Fuels, Inc. (x)*	7,900	33,654
Evolution Petroleum Corp.	1,561	4,449
Falcon Minerals Corp.	3,438	10,830
Frontline Ltd. (x)	7,551	46,967
Golar LNG Ltd.*	5,844	56,336
Goodrich Petroleum Corp.*	431	4,349
Green Plains, Inc.*	2,077	27,354
International Seaways, Inc.	1,427	23,303
Kosmos Energy Ltd.	25,143	59,086
Magnolia Oil & Gas Corp., Class A*	6,948	49,053
Matador Resources Co.*	6,591	79,487
NACCO Industries, Inc., Class A	221	5,812
NextDecade Corp. (x)*	656	1,371
Nordic American Tankers Ltd. (x)	9,759	28,789
Overseas Shipholding Group, Inc., Class A*	4,918	10,525
Ovintiv, Inc.	16,034	230,248
Par Pacific Holdings, Inc.*	2,664	37,243
PBF Energy, Inc., Class A	6,196	43,992
PDC Energy, Inc.*	5,968	122,523
Peabody Energy Corp.*	4,163	10,033
Penn Virginia Corp.*	856	8,688
PrimeEnergy Resources Corp.*	30	1,295
Range Resources Corp.*	13,010	87,167
Renewable Energy Group, Inc.*	2,337	165,506
REX American Resources Corp.*	316	23,217
Scorpio Tankers, Inc.	3,114	34,846
SFL Corp. Ltd.	5,340	33,535
SM Energy Co.	6,848	41,910
Southwestern Energy Co.*	38,370	114,343
Talos Energy, Inc.*	860	7,086
Tellurian, Inc. (x)*	10,551	13,505
Uranium Energy Corp. (x)*	10,862	19,117
W&T Offshore, Inc. (x)*	4,536	9,843
Whiting Petroleum Corp.*	73	1,825
World Fuel Services Corp.	3,779	117,754

		4,591,929

Total Energy		6,440,359

Financials (20.0%)
Banks (10.3%)
1st Constitution Bancorp	366	5,808
1st Source Corp.	1,014	40,864
ACNB Corp.	594	14,850
Allegiance Bancshares, Inc.	1,083	36,963
Altabancorp	999	27,892
Amalgamated Bank, Class A	717	9,852
Amerant Bancorp, Inc.*	1,269	19,289
American National Bankshares, Inc.	694	18,190
Ameris Bancorp	4,019	153,003
Ames National Corp.	559	13,427
Arrow Financial Corp.	768	22,971
Atlantic Capital Bancshares, Inc.*	1,498	23,848
Atlantic Union Bankshares Corp.	56,455	1,859,628
Auburn National BanCorp, Inc. (x)	168	7,004
Banc of California, Inc.	2,728	40,129
BancFirst Corp.	1,051	61,694
Bancorp, Inc. (The)*	3,162	43,161
BancorpSouth Bank	5,761	158,082
Bank First Corp. (x)	430	27,873
Bank of Commerce Holdings	1,070	10,593
Bank of Marin Bancorp	792	27,197
Bank of NT Butterfield & Son Ltd. (The)	2,930	91,299
Bank of Princeton (The)	312	7,304
Bank7 Corp.	212	3,010
BankFinancial Corp.	801	7,033
BankUnited, Inc.	5,632	195,881
Bankwell Financial Group, Inc.	446	8,719
Banner Corp.	2,041	95,090
Bar Harbor Bankshares	955	21,573
BayCom Corp.*	865	13,122
BCB Bancorp, Inc.	881	9,753
Berkshire Hills Bancorp, Inc.	2,578	44,135
Boston Private Financial Holdings, Inc.	4,719	39,876
Bridge Bancorp, Inc.	1,069	25,848
Brookline Bancorp, Inc.	4,472	53,843
Bryn Mawr Bank Corp.	59,250	1,812,754
Business First Bancshares, Inc.	1,297	26,407
Byline Bancorp, Inc.	1,290	19,930
C&F Financial Corp.	197	7,311
Cadence Bancorp	7,638	125,416
California Bancorp, Inc. (x)*	530	8,247
Cambridge Bancorp	372	25,947
Camden National Corp.	934	33,418
Capital Bancorp, Inc.*	398	5,544
Capital City Bank Group, Inc.	847	20,819
Capstar Financial Holdings, Inc.	741	10,930
Carter Bankshares, Inc.	1,429	15,319
Cathay General Bancorp	4,588	147,688
CB Financial Services, Inc.	353	7,064
CBTX, Inc.	998	25,459
Central Pacific Financial Corp.	1,489	28,306
Central Valley Community Bancorp	767	11,421
Century Bancorp, Inc., Class A	179	13,847
Chemung Financial Corp.	243	8,250
ChoiceOne Financial Services, Inc.	484	14,912
CIT Group, Inc.	6,060	217,554
Citizens & Northern Corp.	969	19,225
Citizens Holding Co.	320	6,704
City Holding Co.	947	65,864
Civista Bancshares, Inc.	659	11,552
CNB Financial Corp.	764	16,266
Coastal Financial Corp.*	693	14,553
Codorus Valley Bancorp, Inc.	562	9,531
Colony Bankcorp, Inc.	427	6,256
Columbia Banking System, Inc.	104,857	3,764,366

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Community Bank System, Inc.	3,164	$197,149
Community Bankers Trust Corp.	1,280	8,640
Community Financial Corp. (The)	281	7,441
Community Trust Bancorp, Inc.	974	36,087
ConnectOne Bancorp, Inc.	2,329	46,091
County Bancorp, Inc.	359	7,927
CrossFirst Bankshares, Inc.*	2,616	28,122
Customers Bancorp, Inc.*	1,611	29,288
CVB Financial Corp.	7,826	152,607
Dime Community Bancshares, Inc.	1,954	30,815
Eagle Bancorp Montana, Inc.	466	9,888
Eagle Bancorp, Inc.	1,984	81,939
Eastern Bankshares, Inc.*	9,941	162,138
Enterprise Bancorp, Inc.	546	13,950
Enterprise Financial Services Corp.	1,302	45,505
Equity Bancshares, Inc., Class A*	943	20,359
Esquire Financial Holdings, Inc.*	366	7,024
Evans Bancorp, Inc.	295	8,124
Farmers & Merchants Bancorp, Inc.	547	12,581
Farmers National Banc Corp.	1,404	18,631
FB Financial Corp.	1,765	61,298
Fidelity D&D Bancorp, Inc. (x)	278	17,892
Financial Institutions, Inc.	991	22,297
First Bancorp (Nasdaq Stock Exchange)	1,722	58,255
First Bancorp (Quotrix Stock Exchange)	13,019	120,035
First Bancorp, Inc. (The)	677	17,196
First Bancshares, Inc. (The)	1,381	42,645
First Bank	927	8,695
First Busey Corp.	2,837	61,137
First Business Financial Services, Inc.	599	11,028
First Capital, Inc. (x)	236	14,292
First Choice Bancorp	406	7,507
First Commonwealth Financial Corp.	5,664	61,964
First Community Bankshares, Inc.	1,040	22,443
First Community Corp.	518	8,801
First Financial Bancorp	6,137	107,582
First Financial Bankshares, Inc.	7,743	280,103
First Financial Corp.	807	31,352
First Foundation, Inc.	2,421	48,420
First Guaranty Bancshares, Inc.	278	4,940
First Horizon National Corp.	436,335	5,567,635
First Internet Bancorp	484	13,910
First Interstate BancSystem, Inc., Class A	2,378	96,951
First Merchants Corp.	3,167	118,477
First Mid Bancshares, Inc.	904	30,429
First Midwest Bancorp, Inc.	6,792	108,129
First Northwest Bancorp	672	10,483
First of Long Island Corp. (The)	74,666	1,332,788
First Savings Financial Group, Inc. (x)	133	8,645
First United Corp.	497	7,703
First Western Financial, Inc.*	431	8,435
Flushing Financial Corp.	1,686	28,055
FNCB Bancorp, Inc.	983	6,291
Franklin Financial Services Corp.	241	6,514
Fulton Financial Corp.	9,217	117,240
FVCBankcorp, Inc.*	697	10,246
German American Bancorp, Inc.	40,394	1,336,637
Glacier Bancorp, Inc.	23,536	1,082,891
Great Southern Bancorp, Inc.	672	32,861
Great Western Bancorp, Inc.	3,498	73,108
Guaranty Bancshares, Inc.	507	15,185
Hancock Whitney Corp.	5,225	177,754
Hanmi Financial Corp.	1,613	18,291
HarborOne Bancorp, Inc.	3,677	39,932
Hawthorn Bancshares, Inc.	338	7,402
HBT Financial, Inc.	356	5,393
Heartland Financial USA, Inc.	2,066	83,404
Heritage Commerce Corp.	3,162	28,047
Heritage Financial Corp.	2,012	47,061
Hilltop Holdings, Inc.	4,400	121,044
Home BancShares, Inc.	9,355	182,235
HomeTrust Bancshares, Inc.	860	16,607
Hope Bancorp, Inc.	7,294	79,578
Horizon Bancorp, Inc.	2,288	36,288
Howard Bancorp, Inc.*	723	8,539
Independent Bank Corp./MA	2,014	147,103
Independent Bank Corp./MI	1,296	23,937
Independent Bank Group, Inc.	2,253	140,858
International Bancshares Corp.	3,259	122,017
Investar Holding Corp.	604	9,990
Investors Bancorp, Inc.	14,087	148,759
Lakeland Bancorp, Inc.	3,036	38,557
Lakeland Financial Corp. (x)	47,398	2,539,585
Landmark Bancorp, Inc. (x)	282	6,454
LCNB Corp.	914	13,427
Level One Bancorp, Inc.	291	5,887
Limestone Bancorp, Inc.*	352	4,421
Live Oak Bancshares, Inc.	1,723	81,774
Macatawa Bank Corp.	1,333	11,157
Mackinac Financial Corp.	529	6,750
MainStreet Bancshares, Inc.*	408	6,899
Mercantile Bank Corp.	940	25,540
Meridian Corp.	376	7,821
Metrocity Bankshares, Inc. (x)	1,245	17,953
Metropolitan Bank Holding Corp.*	322	11,679
Mid Penn Bancorp, Inc.	396	8,672
Middlefield Banc Corp. (x)	427	9,607
Midland States Bancorp, Inc.	994	17,763
MidWestOne Financial Group, Inc.	769	18,840
MVB Financial Corp.	542	12,293
National Bank Holdings Corp., Class A	1,809	59,263
National Bankshares, Inc.	503	15,749
NBT Bancorp, Inc.	2,501	80,282
Nicolet Bankshares, Inc.*	551	36,559
Northeast Bank	384	8,648
Northrim BanCorp, Inc.	398	13,512
Norwood Financial Corp.	351	9,186
Oak Valley Bancorp	404	6,714
OceanFirst Financial Corp.	3,765	70,142
OFG Bancorp	2,972	55,101
Ohio Valley Banc Corp.	244	5,758
Old National Bancorp	9,978	165,236
Old Second Bancorp, Inc.	1,603	16,190
Origin Bancorp, Inc.	1,379	38,295

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Orrstown Financial Services, Inc.	498	$8,242
Pacific Premier Bancorp, Inc.	4,749	148,786
Park National Corp.	877	92,094
Parke Bancorp, Inc.	868	13,541
Partners Bancorp	656	4,264
PCB Bancorp	711	7,188
Peapack-Gladstone Financial Corp.	976	22,214
Penns Woods Bancorp, Inc.	474	12,329
Peoples Bancorp of North Carolina, Inc.	278	6,400
Peoples Bancorp, Inc.	32,790	888,281
Peoples Financial Services Corp.	389	14,300
Plumas Bancorp	343	8,060
Preferred Bank	823	41,537
Premier Financial Bancorp, Inc.	855	11,363
Professional Holding Corp., Class A*	741	11,434
QCR Holdings, Inc.	883	34,958
RBB Bancorp	909	13,980
Red River Bancshares, Inc.	296	14,667
Reliant Bancorp, Inc.	1,103	20,538
Renasant Corp.	3,294	110,942
Republic Bancorp, Inc., Class A	597	21,534
Republic First Bancorp, Inc.*	2,438	6,948
Richmond Mutual BanCorp, Inc.	789	10,778
S&T Bancorp, Inc.	2,290	56,884
Salisbury Bancorp, Inc.	182	6,783
Sandy Spring Bancorp, Inc.	2,655	85,464
SB Financial Group, Inc.	508	9,286
Seacoast Banking Corp. of Florida*	3,075	90,559
Select Bancorp, Inc.*	873	8,267
ServisFirst Bancshares, Inc.	2,957	119,138
Shore Bancshares, Inc.	986	14,396
Sierra Bancorp	891	21,313
Silvergate Capital Corp., Class A*	914	67,919
Simmons First National Corp., Class A	6,616	142,839
SmartFinancial, Inc.	712	12,916
South Plains Financial, Inc.	609	11,541
South State Corp.	59,715	4,317,394
Southern First Bancshares, Inc.*	477	16,862
Southern National Bancorp of Virginia, Inc.	844	10,221
Southside Bancshares, Inc.	1,999	62,029
Spirit of Texas Bancshares, Inc.	818	13,742
Stock Yards Bancorp, Inc.	1,314	53,191
Summit Financial Group, Inc.	585	12,917
Texas Capital Bancshares, Inc.*	3,098	184,331
Tompkins Financial Corp.	897	63,328
Towne Bank	4,017	94,319
TriCo Bancshares	20,204	712,797
TriState Capital Holdings, Inc.*	1,898	33,025
Triumph Bancorp, Inc.*	1,414	68,650
Trustmark Corp.	3,843	104,952
UMB Financial Corp.	2,665	183,858
United Bankshares, Inc.	7,423	240,505
United Community Banks, Inc.	4,856	138,105
United Security Bancshares	771	5,436
Unity Bancorp, Inc.	453	7,950
Univest Financial Corp.	1,911	39,328
Valley National Bancorp	23,849	232,528
Veritex Holdings, Inc.	2,814	72,207
Washington Trust Bancorp, Inc.	34,774	1,557,875
WesBanco, Inc.	3,961	118,672
West BanCorp, Inc.	926	17,872
Westamerica Bancorp	1,584	87,579

		37,175,774

Capital Markets (0.9%)
Artisan Partners Asset Management, Inc., Class A	3,384	170,351
Assetmark Financial Holdings, Inc.*	956	23,135
Associated Capital Group, Inc., Class A	145	5,092
B Riley Financial, Inc.	1,145	50,632
BGC Partners, Inc., Class A	18,486	73,944
Blucora, Inc.*	2,981	47,428
Brightsphere Investment Group, Inc.	3,829	73,823
Cohen & Steers, Inc.	1,490	110,707
Cowen, Inc., Class A	1,460	37,945
Diamond Hill Investment Group, Inc.	162	24,182
Donnelley Financial Solutions, Inc.*	1,864	31,632
Federated Hermes, Inc., Class B	5,720	165,251
Focus Financial Partners, Inc., Class A*	1,864	81,084
GAMCO Investors, Inc., Class A	302	5,357
Greenhill & Co., Inc.	734	8,911
Hamilton Lane, Inc., Class A	1,927	150,402
Houlihan Lokey, Inc.	15,783	1,061,091
Moelis & Co., Class A	3,245	151,736
Oppenheimer Holdings, Inc., Class A	616	19,361
Piper Sandler Cos.	1,046	105,541
PJT Partners, Inc., Class A	1,422	107,006
Pzena Investment Management, Inc., Class A	1,070	7,811
Safeguard Scientifics, Inc.*	1,130	7,209
Sculptor Capital Management, Inc.	1,309	19,897
Siebert Financial Corp.*	369	1,550
Silvercrest Asset Management Group, Inc., Class A	787	10,931
StepStone Group, Inc., Class A*	1,106	44,019
Stifel Financial Corp.	6,135	309,572
StoneX Group, Inc.*	1,062	61,490
Value Line, Inc.	76	2,506
Virtus Investment Partners, Inc.	436	94,612
Waddell & Reed Financial, Inc., Class A	3,676	93,628
Westwood Holdings Group, Inc.	484	7,018
WisdomTree Investments, Inc.	8,371	44,785

		3,209,639

Consumer Finance (0.3%)
Atlanticus Holdings Corp.*	363	8,941
Curo Group Holdings Corp.	1,447	20,735
Encore Capital Group, Inc.*	1,857	72,330
Enova International, Inc.*	2,006	49,689
EZCORP, Inc., Class A*	3,157	15,122
FirstCash, Inc.	2,487	174,189
Green Dot Corp., Class A*	3,120	174,096
LendingClub Corp.*	4,057	42,842
Navient Corp.	10,833	106,380

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Nelnet, Inc., Class A	1,019	$72,594
Oportun Financial Corp.*	1,359	26,324
PRA Group, Inc.*	2,745	108,867
PROG Holdings, Inc.	4,119	221,890
Regional Management Corp.	516	15,408
World Acceptance Corp.*	283	28,928

		1,138,335

Diversified Financial Services (0.1%)
Alerus Financial Corp.	1,066	29,176
A-Mark Precious Metals, Inc.	329	8,439
Banco Latinoamericano de Comercio Exterior SA, Class E	1,929	30,536
Cannae Holdings, Inc.*	5,268	233,214
GWG Holdings, Inc.*	317	2,216
Marlin Business Services Corp.	581	7,112
SWK Holdings Corp. (x)*	278	4,000

		314,693

Insurance (7.0%)
Ambac Financial Group, Inc.*	2,794	42,972
American Equity Investment Life Holding Co.	5,553	153,596
AMERISAFE, Inc.	1,227	70,467
Argo Group International Holdings Ltd.	1,919	83,860
BRP Group, Inc., Class A*	2,518	75,464
Citizens, Inc. (x)*	3,175	18,193
CNO Financial Group, Inc.	200,195	4,450,335
Crawford & Co., Class A	950	7,020
Donegal Group, Inc., Class A	839	11,805
eHealth, Inc.*	1,557	109,940
Employers Holdings, Inc.	1,826	58,779
Enstar Group Ltd.*	719	147,316
FBL Financial Group, Inc., Class A	625	32,819
FedNat Holding Co.	985	5,831
Genworth Financial, Inc., Class A*	30,852	116,621
Goosehead Insurance, Inc., Class A	775	96,689
Greenlight Capital Re Ltd., Class A (x)*	966	7,061
Hanover Insurance Group, Inc. (The)	43,299	5,062,519
HCI Group, Inc.	433	22,646
Heritage Insurance Holdings, Inc.	1,472	14,911
Horace Mann Educators Corp.	113,914	4,788,945
Independence Holding Co.	336	13,776
Investors Title Co.	94	14,382
James River Group Holdings Ltd.	1,773	87,143
Kinsale Capital Group, Inc.	1,274	254,966
MBIA, Inc.*	3,366	22,148
National General Holdings Corp.	4,105	140,309
National Western Life Group, Inc., Class A	164	33,856
NI Holdings, Inc.*	634	10,410
Old Republic International Corp.	276,528	5,450,367
Palomar Holdings, Inc.*	1,220	108,385
ProAssurance Corp.	3,244	57,711
ProSight Global, Inc.*	547	7,018
Protective Insurance Corp., Class B	553	7,582
RLI Corp.	2,377	247,564
Safety Insurance Group, Inc.	855	66,604
Selective Insurance Group, Inc.	39,180	2,624,276
Selectquote, Inc. (x)*	2,002	41,541
State Auto Financial Corp.	1,208	21,430
Stewart Information Services Corp.	1,581	76,457
Third Point Reinsurance Ltd.*	4,998	47,581
Tiptree, Inc.	1,537	7,716
Trean Insurance Group, Inc.*	626	8,201
Trupanion, Inc.*	1,821	217,992
United Fire Group, Inc.	1,353	33,960
United Insurance Holdings Corp.	1,251	7,156
Universal Insurance Holdings, Inc.	1,857	28,059
Vericity, Inc.*	113	1,131
Watford Holdings Ltd.*	981	33,943

		25,049,453

Mortgage Real Estate Investment Trusts (REITs) (0.5%)
Anworth Mortgage Asset Corp. (REIT)	5,024	13,615
Apollo Commercial Real Estate Finance, Inc. (REIT)	8,502	94,967
Arbor Realty Trust, Inc. (REIT)	6,693	94,907
Ares Commercial Real Estate Corp. (REIT)	1,728	20,580
Arlington Asset Investment Corp. (REIT), Class A*	1,456	5,504
ARMOUR Residential REIT, Inc. (REIT)	3,820	41,218
Blackstone Mortgage Trust, Inc. (REIT), Class A	8,449	232,601
Broadmark Realty Capital, Inc. (REIT)	7,562	77,132
Capstead Mortgage Corp. (REIT)	5,839	33,924
Cherry Hill Mortgage Investment Corp. (REIT)	919	8,400
Chimera Investment Corp. (REIT)	11,694	119,863
Colony Credit Real Estate, Inc. (REIT)	5,046	37,845
Dynex Capital, Inc. (REIT)	1,377	24,511
Ellington Financial, Inc. (REIT)	2,490	36,952
Ellington Residential Mortgage REIT (REIT) (x)	638	8,319
Granite Point Mortgage Trust, Inc. (REIT)	3,142	31,388
Great Ajax Corp. (REIT)	1,495	15,638
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	4,455	282,581
Invesco Mortgage Capital, Inc. (REIT) (x)	10,346	34,969
KKR Real Estate Finance Trust, Inc. (REIT)	1,714	30,715
Ladder Capital Corp. (REIT)	6,037	59,042
MFA Financial, Inc. (REIT)	27,593	107,337
New York Mortgage Trust, Inc. (REIT)	22,625	83,486
Orchid Island Capital, Inc. (REIT) (x)	4,753	24,811
PennyMac Mortgage Investment Trust (REIT)‡	6,008	105,681
Ready Capital Corp. (REIT)	2,803	34,897
Redwood Trust, Inc. (REIT)	6,628	58,194
TPG RE Finance Trust, Inc. (REIT)	3,679	39,071
Two Harbors Investment Corp. (REIT)	16,545	105,392
Western Asset Mortgage Capital Corp. (REIT) (x)	3,158	10,295

		1,873,835

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Thrifts & Mortgage Finance (0.9%)
Axos Financial, Inc.*	3,476	$130,454
Bogota Financial Corp.*	461	4,107
Bridgewater Bancshares, Inc.*	897	11,203
Capitol Federal Financial, Inc.	7,720	96,500
Columbia Financial, Inc.*	2,962	46,089
ESSA Bancorp, Inc.	543	8,145
Essent Group Ltd.	6,635	286,632
Federal Agricultural Mortgage Corp., Class C	552	40,986
Flagstar Bancorp, Inc.	2,883	117,511
FS Bancorp, Inc.	251	13,755
Greene County Bancorp, Inc.	158	4,027
Hingham Institution For Savings (The)	90	19,440
Home Bancorp, Inc.	501	14,023
HomeStreet, Inc.	1,239	41,816
Kearny Financial Corp.	5,344	56,433
Luther Burbank Corp.	1,210	11,858
Merchants Bancorp	495	13,677
Meridian Bancorp, Inc.	2,652	39,541
Meta Financial Group, Inc.	1,964	71,804
MMA Capital Holdings, Inc.*	281	6,913
Mr Cooper Group, Inc.*	4,654	144,414
NMI Holdings, Inc., Class A*	4,965	112,457
Northfield Bancorp, Inc.	3,130	38,593
Northwest Bancshares, Inc.	7,094	90,377
Oconee Federal Financial Corp. (x)	135	3,415
OP Bancorp	745	5,736
PCSB Financial Corp.	814	12,975
PDL Community Bancorp*	441	4,635
PennyMac Financial Services, Inc.‡	2,607	171,071
Pioneer Bancorp, Inc.*	663	7,008
Premier Financial Corp.	2,313	53,199
Provident Bancorp, Inc.	511	6,132
Provident Financial Holdings, Inc.	336	5,279
Provident Financial Services, Inc.	4,227	75,917
Prudential Bancorp, Inc.	482	6,676
Radian Group, Inc.	11,769	238,322
Riverview Bancorp, Inc.	1,856	9,763
Security National Financial Corp., Class A*	638	5,327
Southern Missouri Bancorp, Inc.	452	13,759
Standard AVB Financial Corp.	282	9,190
Sterling Bancorp, Inc.	1,005	4,563
Territorial Bancorp, Inc.	519	12,472
Timberland Bancorp, Inc.	426	10,335
TrustCo Bank Corp.	111,619	744,499
Walker & Dunlop, Inc.	1,731	159,287
Washington Federal, Inc.	4,624	119,022
Waterstone Financial, Inc.	1,407	26,480
Western New England Bancorp, Inc.	1,448	9,977
WSFS Financial Corp.	3,049	136,839

		3,272,633

Total Financials		72,034,362

Health Care (10.8%)
Biotechnology (4.7%)
89bio, Inc.*	403	9,821
Abeona Therapeutics, Inc.*	4,726	7,420
ADMA Biologics, Inc. (x)*	3,798	7,406
Adverum Biotechnologies, Inc.*	5,521	59,848
Aeglea BioTherapeutics, Inc.*	2,924	23,012
Affimed NV*	4,865	28,314
Agenus, Inc.*	9,619	30,588
Akebia Therapeutics, Inc.*	8,385	23,478
Akero Therapeutics, Inc.*	918	23,684
Akouos, Inc. (x)*	913	18,105
Albireo Pharma, Inc.*	994	37,285
Alector, Inc.*	2,875	43,499
Aligos Therapeutics, Inc. (x)*	559	15,456
Allakos, Inc.*	1,582	221,480
Allogene Therapeutics, Inc.*	3,222	81,323
Allovir, Inc. (x)*	1,115	42,861
ALX Oncology Holdings, Inc. (x)*	598	51,548
Amicus Therapeutics, Inc.*	15,572	359,558
AnaptysBio, Inc.*	1,190	25,585
Anavex Life Sciences Corp. (x)*	2,914	15,736
Anika Therapeutics, Inc.*	778	35,212
Annexon, Inc. (x)*	928	23,228
Apellis Pharmaceuticals, Inc.*	3,671	209,981
Applied Genetic Technologies Corp.*	1,632	6,675
Applied Molecular Transport, Inc. (x)*	784	24,124
Applied Therapeutics, Inc.*	932	20,513
Aprea Therapeutics, Inc.*	502	2,470
Aptinyx, Inc. (x)*	1,691	5,851
Aravive, Inc. (x)*	849	4,788
Arcturus Therapeutics Holdings, Inc.*	1,331	57,739
Arcus Biosciences, Inc.*	2,491	64,666
Arcutis Biotherapeutics, Inc.*	1,134	31,899
Ardelyx, Inc.*	3,862	24,987
Arena Pharmaceuticals, Inc.*	3,555	273,131
Arrowhead Pharmaceuticals, Inc.*	6,072	465,905
Assembly Biosciences, Inc.*	1,866	11,289
Atara Biotherapeutics, Inc.*	4,597	90,239
Athenex, Inc.*	3,928	43,444
Athersys, Inc. (x)*	12,063	21,110
Atreca, Inc., Class A*	1,850	29,878
AVEO Pharmaceuticals, Inc. (x)*	961	5,545
Avid Bioservices, Inc.*	3,393	39,155
Avidity Biosciences, Inc.*	1,060	27,051
Avrobio, Inc.*	2,159	30,096
Axcella Health, Inc.*	691	3,586
Aziyo Biologics, Inc., Class A (x)*	135	1,840
Beam Therapeutics, Inc. (x)*	2,416	197,242
Beyondspring, Inc.*	891	10,870
BioCryst Pharmaceuticals, Inc. (x)*	10,713	79,812
Biohaven Pharmaceutical Holding Co. Ltd.*	2,944	252,330
Bioxcel Therapeutics, Inc.*	739	34,142
Black Diamond Therapeutics, Inc.*	1,135	36,377
Blueprint Medicines Corp.*	3,341	374,693
BrainStorm Cell Therapeutics, Inc. (x)*	1,833	8,294
Bridgebio Pharma, Inc. (x)*	4,468	317,719
C4 Therapeutics, Inc. (x)*	615	20,375
Cabaletta Bio, Inc.*	899	11,220
Calithera Biosciences, Inc.*	4,638	22,773
Calyxt, Inc. (x)*	536	2,262

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
CareDx, Inc.*	2,929	$212,206
CASI Pharmaceuticals, Inc.*	4,275	12,611
Catabasis Pharmaceuticals, Inc. (x)*	1,258	2,692
Catalyst Biosciences, Inc.*	1,233	7,780
Catalyst Pharmaceuticals, Inc.*	5,504	18,383
Cellular Biomedicine Group, Inc.*	916	16,836
CEL-SCI Corp. (x)*	2,254	26,282
Centogene NV*	312	3,363
Checkmate Pharmaceuticals, Inc. (x)*	398	5,807
Checkpoint Therapeutics, Inc. (x)*	3,124	8,279
ChemoCentryx, Inc.*	3,026	187,370
Chimerix, Inc.*	2,504	12,094
Chinook Therapeutics, Inc.*	687	10,896
Cidara Therapeutics, Inc.*	2,297	4,594
Clovis Oncology, Inc. (x)*	5,053	24,254
Codiak Biosciences, Inc. (x)*	379	12,242
Cohbar, Inc. (m)*	1,651	2,212
Coherus Biosciences, Inc.*	3,304	57,424
Concert Pharmaceuticals, Inc.*	1,453	18,366
Constellation Pharmaceuticals, Inc.*	1,888	54,374
ContraFect Corp. (x)*	1,844	9,312
Corbus Pharmaceuticals Holdings, Inc. (x)*	4,610	5,763
Cortexyme, Inc. (x)*	1,003	27,863
Crinetics Pharmaceuticals, Inc.*	1,363	19,232
Cue Biopharma, Inc.*	1,655	20,704
Cyclerion Therapeutics, Inc.*	1,356	4,149
Cytokinetics, Inc.*	3,954	82,164
CytomX Therapeutics, Inc.*	2,567	16,814
Deciphera Pharmaceuticals, Inc.*	2,277	129,948
Denali Therapeutics, Inc.*	3,787	317,199
DermTech, Inc.*	563	18,264
Dicerna Pharmaceuticals, Inc.*	3,815	84,044
Dyadic International, Inc. (x)*	1,338	7,198
Dynavax Technologies Corp. (x)*	7,173	31,920
Dyne Therapeutics, Inc.*	787	16,527
Eagle Pharmaceuticals, Inc.*	601	27,989
Editas Medicine, Inc.*	3,850	269,924
Eidos Therapeutics, Inc.*	668	87,895
Eiger BioPharmaceuticals, Inc.*	1,700	20,893
Emergent BioSolutions, Inc.*	2,737	245,235
Enanta Pharmaceuticals, Inc.*	1,190	50,099
Enochian Biosciences, Inc. (x)*	830	2,449
Epizyme, Inc.*	5,698	61,880
Esperion Therapeutics, Inc. (x)*	1,645	42,770
Evelo Biosciences, Inc.*	1,135	13,722
Exicure, Inc.*	4,125	7,301
Fate Therapeutics, Inc.*	4,334	394,091
Fennec Pharmaceuticals, Inc.*	1,486	11,071
FibroGen, Inc.*	5,138	190,568
Five Prime Therapeutics, Inc.*	1,864	31,707
Flexion Therapeutics, Inc. (x)*	2,792	32,220
Foghorn Therapeutics, Inc.*	398	8,067
Forma Therapeutics Holdings, Inc. (x)*	1,023	35,703
Fortress Biotech, Inc.*	3,970	12,585
Frequency Therapeutics, Inc. (x)*	1,592	56,134
G1 Therapeutics, Inc.*	2,062	37,095
Galectin Therapeutics, Inc. (x)*	2,873	6,436
Galera Therapeutics, Inc.*	608	6,220
Generation Bio Co.*	773	21,915
Genprex, Inc. (x)*	1,992	8,267
Geron Corp. (x)*	18,144	28,849
GlycoMimetics, Inc.*	2,173	8,171
Gossamer Bio, Inc.*	3,560	34,425
Gritstone Oncology, Inc.*	2,077	8,183
Halozyme Therapeutics, Inc.*	8,023	342,662
Harpoon Therapeutics, Inc. (x)*	727	12,075
Heron Therapeutics, Inc.*	5,203	110,122
Homology Medicines, Inc.*	2,368	26,735
Hookipa Pharma, Inc.*	930	10,314
iBio, Inc. (x)*	8,724	9,160
Ideaya Biosciences, Inc.*	841	11,774
IGM Biosciences, Inc. (x)*	420	37,082
Immunic, Inc. (x)*	253	3,868
ImmunoGen, Inc.*	10,577	68,222
Immunome, Inc. (x)*	127	1,229
Immunovant, Inc.*	2,249	103,881
Inhibrx, Inc. (x)*	477	15,727
Inovio Pharmaceuticals, Inc. (x)*	9,383	83,040
Inozyme Pharma, Inc. (x)*	425	8,772
Insmed, Inc.*	6,203	206,498
Intellia Therapeutics, Inc.*	3,044	165,594
Intercept Pharmaceuticals, Inc.*	1,675	41,373
Invitae Corp. (x)*	6,965	291,207
Ironwood Pharmaceuticals, Inc.*	9,628	109,663
iTeos Therapeutics, Inc.*	666	22,524
IVERIC bio, Inc.*	5,077	35,082
Jounce Therapeutics, Inc.*	1,321	9,247
Kadmon Holdings, Inc.*	10,978	45,559
KalVista Pharmaceuticals, Inc.*	967	18,363
Karuna Therapeutics, Inc.*	938	95,291
Karyopharm Therapeutics, Inc.*	4,490	69,505
Keros Therapeutics, Inc.*	784	55,303
Kezar Life Sciences, Inc.*	1,953	10,195
Kindred Biosciences, Inc.*	2,962	12,766
Kiniksa Pharmaceuticals Ltd., Class A*	1,673	29,562
Kodiak Sciences, Inc.*	1,976	290,294
Kronos Bio, Inc.*	847	25,300
Krystal Biotech, Inc.*	855	51,300
Kura Oncology, Inc.*	3,690	120,515
Kymera Therapeutics, Inc. (x)*	599	37,138
La Jolla Pharmaceutical Co. (x)*	1,213	4,706
Lexicon Pharmaceuticals, Inc. (x)*	2,455	8,396
Ligand Pharmaceuticals, Inc. (x)*	847	84,234
LogicBio Therapeutics, Inc. (x)*	794	6,058
MacroGenics, Inc.*	3,368	76,993
Madrigal Pharmaceuticals, Inc. (x)*	558	62,033
Magenta Therapeutics, Inc.*	1,118	8,765
MannKind Corp.*	14,062	44,014
Marker Therapeutics, Inc.*	1,556	2,256
MediciNova, Inc. (x)*	3,048	16,033
MEI Pharma, Inc.*	7,059	18,636
MeiraGTx Holdings plc*	1,146	17,350
Mersana Therapeutics, Inc.*	3,146	83,715
Metacrine, Inc.*	401	3,152
Minerva Neurosciences, Inc.*	1,844	4,315
Mirati Therapeutics, Inc.*	2,587	568,209
Mirum Pharmaceuticals, Inc.*	320	5,587
Molecular Templates, Inc.*	1,693	15,897
Morphic Holding, Inc. (x)*	733	24,592

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Mustang Bio, Inc.*	1,599	$6,052
Myriad Genetics, Inc.*	4,499	88,968
NantKwest, Inc. (x)*	2,008	26,767
Natera, Inc.*	4,572	455,005
Neoleukin Therapeutics, Inc.*	2,071	29,201
NeuBase Therapeutics, Inc.*	1,190	8,318
NeuroBo Pharmaceuticals, Inc. (x)*	389	2,042
NextCure, Inc.*	1,157	12,611
Nkarta, Inc. (x)*	1,023	62,884
Novavax, Inc. (x)*	3,734	416,378
Nurix Therapeutics, Inc. (x)*	698	22,950
Nymox Pharmaceutical Corp.*	2,707	6,713
Oncocyte Corp. (x)*	3,014	7,203
Oncorus, Inc. (x)*	367	11,865
OPKO Health, Inc. (x)*	24,327	96,092
Organogenesis Holdings, Inc.*	1,575	11,860
Orgenesis, Inc.*	1,225	5,513
ORIC Pharmaceuticals, Inc.*	1,324	44,817
Ovid therapeutics, Inc. (x)*	2,979	6,882
Oyster Point Pharma, Inc.*	339	6,380
Pandion Therapeutics, Inc. (x)*	399	5,925
Passage Bio, Inc.*	1,477	37,767
PhaseBio Pharmaceuticals, Inc. (x)*	788	2,648
Pieris Pharmaceuticals, Inc.*	2,929	7,323
PMV Pharmaceuticals, Inc. (x)*	808	49,700
Poseida Therapeutics, Inc. (x)*	669	7,339
Praxis Precision Medicines, Inc. (x)*	648	35,653
Precigen, Inc. (x)*	3,807	38,831
Precision BioSciences, Inc.*	3,190	26,605
Prelude Therapeutics, Inc. (x)*	546	39,066
Prevail Therapeutics, Inc.*	1,012	23,347
Protagonist Therapeutics, Inc.*	1,922	38,748
Protara Therapeutics, Inc.*	137	3,317
Prothena Corp. plc*	1,538	18,471
PTC Therapeutics, Inc.*	3,757	229,290
Puma Biotechnology, Inc.*	1,709	17,534
Radius Health, Inc.*	2,550	45,543
RAPT Therapeutics, Inc.*	763	15,069
REGENXBIO, Inc.*	1,959	88,860
Relay Therapeutics, Inc.*	1,915	79,587
Replimune Group, Inc.*	1,410	53,792
REVOLUTION Medicines, Inc.*	2,323	91,968
Rhythm Pharmaceuticals, Inc.*	2,143	63,711
Rigel Pharmaceuticals, Inc.*	10,003	35,011
Rocket Pharmaceuticals, Inc.*	2,042	111,983
Rubius Therapeutics, Inc. (x)*	2,578	19,567
Sangamo Therapeutics, Inc.*	6,961	108,626
Savara, Inc.*	3,282	3,774
Scholar Rock Holding Corp.*	1,522	73,863
Selecta Biosciences, Inc. (x)*	4,736	14,350
Seres Therapeutics, Inc.*	3,401	83,325
Shattuck Labs, Inc. (x)*	777	40,723
Soleno Therapeutics, Inc.*	4,780	9,225
Solid Biosciences, Inc. (x)*	1,440	10,915
Sorrento Therapeutics, Inc. (x)*	15,010	102,443
Spectrum Pharmaceuticals, Inc.*	9,308	31,740
Spero Therapeutics, Inc. (x)*	992	19,235
SpringWorks Therapeutics, Inc.*	1,451	105,227
Spruce Biosciences, Inc. (x)*	367	8,922
SQZ Biotechnologies Co. (x)*	227	6,578
Stoke Therapeutics, Inc.*	719	44,528
Sutro Biopharma, Inc.*	1,615	35,062
Syndax Pharmaceuticals, Inc.*	1,601	35,606
Syros Pharmaceuticals, Inc.*	2,445	26,528
Taysha Gene Therapies, Inc.*	450	11,943
TCR2 Therapeutics, Inc.*	1,595	49,333
TG Therapeutics, Inc.*	6,964	362,267
Translate Bio, Inc.*	4,108	75,710
Travere Therapeutics, Inc.*	3,095	84,354
Turning Point Therapeutics, Inc.*	2,267	276,234
Twist Bioscience Corp.*	2,007	283,569
Tyme Technologies, Inc. (x)*	5,758	7,025
Ultragenyx Pharmaceutical, Inc.*	3,786	524,096
UNITY Biotechnology, Inc. (x)*	2,303	12,068
UroGen Pharma Ltd. (x)*	1,156	20,831
Vanda Pharmaceuticals, Inc.*	3,066	40,287
Vaxart, Inc. (x)*	3,110	17,758
Vaxcyte, Inc. (x)*	1,154	30,662
VBI Vaccines, Inc. (x)*	10,582	29,101
Veracyte, Inc.*	3,503	171,437
Verastem, Inc. (x)*	11,376	24,231
Vericel Corp. (x)*	2,818	87,020
Viela Bio, Inc.*	1,371	49,315
Viking Therapeutics, Inc. (x)*	3,421	19,260
Vir Biotechnology, Inc. (x)*	3,230	86,499
Voyager Therapeutics, Inc.*	1,820	13,013
vTv Therapeutics, Inc., Class A (x)*	668	1,243
X4 Pharmaceuticals, Inc.*	1,260	8,102
XBiotech, Inc. (x)*	944	14,774
Xencor, Inc.*	3,365	146,815
XOMA Corp. (x)*	417	18,402
Y-mAbs Therapeutics, Inc.*	1,785	88,375
Zentalis Pharmaceuticals, Inc.*	1,732	89,960
ZIOPHARM Oncology, Inc. (x)*	12,853	32,390

		16,893,331

Health Care Equipment & Supplies (3.4%)
Accelerate Diagnostics, Inc. (x)*	2,131	16,153
Accuray, Inc.*	5,113	21,321
Acutus Medical, Inc.*	622	17,920
Alphatec Holdings, Inc.*	3,230	46,900
AngioDynamics, Inc.*	2,245	34,416
Antares Pharma, Inc.*	9,402	37,514
Apyx Medical Corp.*	1,655	11,916
Aspira Women’s Health, Inc. (x)*	5,202	34,905
AtriCure, Inc.*	2,642	147,080
Atrion Corp.	89	57,159
Avanos Medical, Inc.*	2,905	133,281
Axogen, Inc.*	2,110	37,769
Axonics Modulation Technologies, Inc.*	1,815	90,605
Bellerophon Therapeutics, Inc. (x)*	282	1,881
Beyond Air, Inc. (x)*	931	4,906
BioLife Solutions, Inc.*	868	34,624
BioSig Technologies, Inc. (x)*	1,494	5,827
Cantel Medical Corp.	2,325	183,349
Cardiovascular Systems, Inc.*	2,317	101,392
Cerus Corp.*	10,344	71,580
Chembio Diagnostics, Inc. (x)*	1,357	6,446
Co-Diagnostics, Inc. (x)*	1,828	17,000
CONMED Corp.	1,645	184,240
CryoLife, Inc.*	2,181	51,493
CryoPort, Inc. (x)*	2,147	94,210
Cutera, Inc.*	1,187	28,619

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
CytoSorbents Corp.*	2,404	$19,160
Eargo, Inc.*	463	20,752
Electromed, Inc.*	485	4,758
Envista Holdings Corp.*	101,869	3,436,041
FONAR Corp.*	439	7,621
GenMark Diagnostics, Inc.*	4,352	63,539
Glaukos Corp.*	2,603	195,902
Heska Corp.*	444	64,669
Inari Medical, Inc.*	490	42,772
Inogen, Inc.*	1,076	48,076
Integer Holdings Corp.*	47,310	3,841,099
IntriCon Corp.*	471	8,525
Invacare Corp.	1,856	16,611
iRadimed Corp.*	412	9,394
iRhythm Technologies, Inc.*	1,744	413,694
Lantheus Holdings, Inc.*	4,168	56,226
LeMaitre Vascular, Inc.	914	37,017
LENSAR, Inc.*	505	3,661
LivaNova plc*	2,986	197,703
Meridian Bioscience, Inc.*	2,687	50,220
Merit Medical Systems, Inc.*	3,309	183,683
Mesa Laboratories, Inc.	279	79,973
Milestone Scientific, Inc. (x)*	2,480	5,258
Misonix, Inc.*	607	7,587
Natus Medical, Inc.*	2,019	40,461
Nemaura Medical, Inc. (x)*	473	1,783
Neogen Corp.*	3,239	256,853
Nevro Corp.*	2,054	355,547
NuVasive, Inc.*	3,109	175,130
OraSure Technologies, Inc.*	4,149	43,917
Orthofix Medical, Inc.*	1,117	48,009
OrthoPediatrics Corp.*	830	34,237
Outset Medical, Inc.*	561	31,887
PAVmed, Inc. (x)*	2,463	5,222
Pulmonx Corp. (x)*	659	45,484
Pulse Biosciences, Inc. (x)*	681	16,249
Quotient Ltd.*	4,156	21,653
Repro-Med Systems, Inc.*	1,698	10,222
Retractable Technologies, Inc. (x)*	932	10,010
Rockwell Medical, Inc.*	5,131	5,182
SeaSpine Holdings Corp.*	1,393	24,308
Shockwave Medical, Inc.*	1,736	180,058
SI-BONE, Inc.*	1,581	47,272
Sientra, Inc.*	3,304	12,853
Silk Road Medical, Inc.*	1,603	100,957
Soliton, Inc. (x)*	418	3,210
STAAR Surgical Co.*	2,807	222,371
Stereotaxis, Inc.*	3,092	15,738
Surgalign Holdings, Inc.*	4,488	9,829
Surmodics, Inc.*	803	34,947
Tactile Systems Technology, Inc.*	1,075	48,310
Tela Bio, Inc.*	373	5,610
TransMedics Group, Inc.*	1,670	33,233
Utah Medical Products, Inc.	242	20,401
Vapotherm, Inc. (x)*	1,117	30,003
Varex Imaging Corp.*	2,203	36,746
Venus Concept, Inc. (x)*	1,291	2,233
ViewRay, Inc.*	6,403	24,459
VolitionRX Ltd. (x)*	1,668	6,489
Zynex, Inc. (x)*	1,177	15,842

		12,263,162

Health Care Providers & Services (1.1%)
1Life Healthcare, Inc.*	4,819	210,349
AdaptHealth Corp.*	1,597	59,983
Addus HomeCare Corp.*	893	104,561
American Renal Associates Holdings, Inc.*	1,053	12,057
AMN Healthcare Services, Inc.*	2,858	195,059
Apollo Medical Holdings, Inc.*	1,224	22,363
Avalon GloboCare Corp. (x)*	1,245	1,394
Biodesix, Inc.*	182	3,669
BioTelemetry, Inc.*	2,023	145,818
Brookdale Senior Living, Inc.*	10,664	47,242
Castle Biosciences, Inc.*	699	46,938
Community Health Systems, Inc.*	5,061	37,603
CorVel Corp.*	567	60,102
Covetrus, Inc.*	6,970	200,318
Cross Country Healthcare, Inc.*	2,552	22,636
Ensign Group, Inc. (The)	3,137	228,750
Enzo Biochem, Inc.*	2,476	6,240
Exagen, Inc.*	187	2,468
Five Star Senior Living, Inc.*	1,317	9,087
Fulgent Genetics, Inc. (x)*	807	42,045
Hanger, Inc.*	2,195	48,268
HealthEquity, Inc.*	4,624	322,339
InfuSystem Holdings, Inc.*	999	18,761
Joint Corp. (The)*	682	17,909
LHC Group, Inc.*	1,824	389,096
Magellan Health, Inc.*	1,411	116,887
MEDNAX, Inc.*	4,410	108,221
National HealthCare Corp.	800	53,128
National Research Corp.	836	35,739
Ontrak, Inc. (x)*	500	30,895
Option Care Health, Inc.*	2,879	45,028
Owens & Minor, Inc.	4,380	118,479
Patterson Cos., Inc.	5,092	150,876
Pennant Group, Inc. (The)*	1,527	88,658
PetIQ, Inc. (x)*	1,280	49,216
Progenity, Inc. (x)*	210	1,115
Progyny, Inc.*	1,649	69,901
Providence Service Corp. (The)*	734	101,754
R1 RCM, Inc.*	6,490	155,890
RadNet, Inc.*	2,557	50,041
Select Medical Holdings Corp.*	6,593	182,362
Sharps Compliance Corp.*	976	9,223
Surgery Partners, Inc.*	1,487	43,138
Tenet Healthcare Corp.*	6,398	255,472
Tivity Health, Inc.*	2,711	53,109
Triple-S Management Corp., Class B*	1,335	28,502
US Physical Therapy, Inc.	756	90,909
Viemed Healthcare, Inc.*	2,371	18,399

		4,111,997

Health Care Technology (0.5%)
Accolade, Inc. (x)*	732	31,842
Allscripts Healthcare Solutions, Inc.*	9,457	136,559
Computer Programs and Systems, Inc.	750	20,130
Evolent Health, Inc., Class A*	4,799	76,928
Health Catalyst, Inc.*	2,016	87,756
HealthStream, Inc.*	1,572	34,332

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
HMS Holdings Corp.*	5,384	$197,862
iCAD, Inc.*	1,403	18,520
Inovalon Holdings, Inc., Class A*	4,665	84,763
Inspire Medical Systems, Inc.*	1,575	296,242
NantHealth, Inc. (x)*	1,859	6,005
NextGen Healthcare, Inc.*	3,475	63,384
Omnicell, Inc.*	2,559	307,131
OptimizeRx Corp. (x)*	998	31,098
Phreesia, Inc.*	1,981	107,489
Schrodinger, Inc.*	1,851	146,562
Simulations Plus, Inc.	805	57,896
Tabula Rasa HealthCare, Inc. (x)*	1,304	55,863
Vocera Communications, Inc.*	2,021	83,932

		1,844,294

Life Sciences Tools & Services (0.4%)
Champions Oncology, Inc.*	484	5,222
ChromaDex Corp.*	1,747	8,386
Codexis, Inc.*	3,306	72,170
Fluidigm Corp.*	4,532	27,192
Harvard Bioscience, Inc.*	2,628	11,274
Luminex Corp.	2,744	63,441
Medpace Holdings, Inc.*	1,676	233,299
NanoString Technologies, Inc.*	2,667	178,369
NeoGenomics, Inc.*	6,359	342,369
Pacific Biosciences of California, Inc.*	10,695	277,428
Personalis, Inc.*	1,436	52,572
Quanterix Corp.*	1,327	61,706

		1,333,428

Pharmaceuticals (0.7%)
AcelRx Pharmaceuticals, Inc. (x)*	4,500	5,580
Aerie Pharmaceuticals, Inc.*	1,974	26,669
Agile Therapeutics, Inc.*	4,771	13,693
Amneal Pharmaceuticals, Inc.*	5,561	25,414
Amphastar Pharmaceuticals, Inc.*	2,022	40,662
ANI Pharmaceuticals, Inc.*	693	20,125
Aquestive Therapeutics, Inc. (x)*	1,410	7,544
Arvinas, Inc.*	1,852	157,290
Atea Pharmaceuticals, Inc. (x)*	841	35,137
Athira Pharma, Inc. (x)*	739	25,311
Avenue Therapeutics, Inc. (x)*	443	2,636
Axsome Therapeutics, Inc.*	1,692	137,847
Aytu BioScience, Inc. (x)*	247	1,477
BioDelivery Sciences International, Inc.*	4,246	17,833
Cara Therapeutics, Inc.*	2,496	37,764
Cassava Sciences, Inc. (x)*	1,619	11,042
Cerecor, Inc.*	2,682	7,081
Chiasma, Inc.*	3,564	15,503
Collegium Pharmaceutical, Inc.*	2,117	42,404
Corcept Therapeutics, Inc.*	5,884	153,925
CorMedix, Inc. (x)*	1,922	14,280
Cymabay Therapeutics, Inc.*	4,139	23,758
Durect Corp.*	13,782	28,529
Eloxx Pharmaceuticals, Inc. (x)*	2,376	9,456
Endo International plc*	13,994	100,477
Eton Pharmaceuticals, Inc. (x)*	1,008	8,195
Evofem Biosciences, Inc. (x)*	5,584	13,457
Evolus, Inc. (x)*	1,552	5,215
Fulcrum Therapeutics, Inc.*	899	10,527
Graybug Vision, Inc. (x)*	335	9,722
Harmony Biosciences Holdings, Inc.*	302	10,917
Harrow Health, Inc. (x)*	1,551	10,640
IMARA, Inc.*	345	7,607
Innoviva, Inc.*	3,840	47,578
Intersect ENT, Inc.*	2,029	46,464
Intra-Cellular Therapies, Inc.*	3,946	125,483
Kala Pharmaceuticals, Inc. (x)*	2,758	18,699
Kaleido Biosciences, Inc. (x)*	543	4,941
Lannett Co., Inc.*	2,091	13,633
Liquidia Technologies, Inc.*	1,427	4,210
Lyra Therapeutics, Inc.*	335	3,819
Marinus Pharmaceuticals, Inc. (x)*	1,642	20,035
NGM Biopharmaceuticals, Inc.*	1,575	47,715
Ocular Therapeutix, Inc.*	4,123	85,346
Odonate Therapeutics, Inc.*	913	17,530
Omeros Corp. (x)*	3,720	53,140
Optinose, Inc. (x)*	2,150	8,901
Osmotica Pharmaceuticals plc (x)*	627	2,583
Pacira BioSciences, Inc.*	2,548	152,472
Paratek Pharmaceuticals, Inc.*	2,784	17,428
Phathom Pharmaceuticals, Inc.*	714	23,719
Phibro Animal Health Corp., Class A	1,043	20,255
Pliant Therapeutics, Inc. (x)*	631	14,336
Prestige Consumer Healthcare, Inc.*	2,998	104,540
Provention Bio, Inc.*	3,009	50,972
Recro Pharma, Inc.*	1,105	3,149
Relmada Therapeutics, Inc.*	982	31,493
Revance Therapeutics, Inc.*	3,728	105,652
Satsuma Pharmaceuticals, Inc.*	638	2,941
scPharmaceuticals, Inc.*	424	2,243
SIGA Technologies, Inc.*	3,204	23,293
Strongbridge Biopharma plc*	2,078	5,050
Supernus Pharmaceuticals, Inc.*	3,097	77,921
Tarsus Pharmaceuticals, Inc.*	349	14,424
TherapeuticsMD, Inc. (x)*	16,523	19,993
Theravance Biopharma, Inc. (x)*	2,843	50,520
Tricida, Inc.*	1,977	13,938
Verrica Pharmaceuticals, Inc. (x)*	870	10,014
VYNE Therapeutics, Inc. (x)*	10,420	16,464
WaVe Life Sciences Ltd.*	2,073	16,315
Xeris Pharmaceuticals, Inc. (x)*	2,608	12,831
Zogenix, Inc.*	3,544	70,845

		2,398,602

Total Health Care		38,844,814

Industrials (19.6%)
Aerospace & Defense (0.8%)
AAR Corp.	2,096	75,917
Aerojet Rocketdyne Holdings, Inc.*	4,345	229,633
AeroVironment, Inc.*	1,322	114,882
Astronics Corp.*	1,478	19,554
Cubic Corp.	1,912	118,620
Ducommun, Inc.*	628	33,724
Kaman Corp.	1,660	94,836
Kratos Defense & Security Solutions, Inc.*	7,430	203,805
Maxar Technologies, Inc.	3,746	144,558

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Meggitt plc	228,056	$1,454,858
Moog, Inc., Class A	1,806	143,216
National Presto Industries, Inc.	306	27,060
PAE, Inc.*	3,675	33,736
Park Aerospace Corp.	1,221	16,374
Parsons Corp.*	1,423	51,811
Triumph Group, Inc.	3,006	37,755
Vectrus, Inc.*	770	38,284

		2,838,623

Air Freight & Logistics (0.1%)
Air Transport Services Group, Inc.*	3,513	110,098
Atlas Air Worldwide Holdings, Inc.*	1,556	84,864
Echo Global Logistics, Inc.*	1,602	42,966
Forward Air Corp.	1,663	127,785
Hub Group, Inc., Class A*	1,988	113,316
Radiant Logistics, Inc.*	2,238	12,980

		492,009

Airlines (0.1%)
Allegiant Travel Co.	794	150,257
Hawaiian Holdings, Inc.	2,900	51,330
Mesa Air Group, Inc.*	2,295	15,353
SkyWest, Inc.	2,974	119,882
Spirit Airlines, Inc. (x)*	5,939	145,209

		482,031

Building Products (2.2%)
AAON, Inc.	2,495	166,242
Advanced Drainage Systems, Inc.	3,418	285,676
Alpha Pro Tech Ltd. (x)*	852	9,500
American Woodmark Corp.*	1,017	95,445
Apogee Enterprises, Inc.	27,380	867,398
Builders FirstSource, Inc.*	7,087	289,221
Caesarstone Ltd.	1,650	21,269
Cornerstone Building Brands, Inc.*	2,880	26,726
CSW Industrials, Inc.	805	90,088
Gibraltar Industries, Inc.*	1,949	140,211
Griffon Corp.	2,800	57,064
Insteel Industries, Inc.	82,638	1,840,348
JELD-WEN Holding, Inc.*	4,121	104,509
Masonite International Corp.*	9,351	919,577
PGT Innovations, Inc.*	3,372	68,587
Quanex Building Products Corp.	2,042	45,271
Resideo Technologies, Inc.*	8,624	183,346
Simpson Manufacturing Co., Inc.	2,673	249,792
UFP Industries, Inc.	42,449	2,358,042

		7,818,312

Commercial Services & Supplies (1.5%)
ABM Industries, Inc.	4,085	154,576
ACCO Brands Corp.	5,755	48,630
Brady Corp., Class A	2,803	148,054
BrightView Holdings, Inc.*	2,190	33,113
Brink’s Co. (The)	2,972	213,984
Casella Waste Systems, Inc., Class A*	2,862	177,301
CECO Environmental Corp.*	1,773	12,340
Cimpress plc*	1,083	95,022
CompX International, Inc.	100	1,423
Covanta Holding Corp.	7,191	94,418
Deluxe Corp.	2,471	72,153
Ennis, Inc.	1,550	27,668
Harsco Corp.*	4,659	83,769
Healthcare Services Group, Inc.	4,570	128,417
Heritage-Crystal Clean, Inc.*	749	15,781
Herman Miller, Inc.	3,611	122,052
HNI Corp.	2,549	87,839
IBEX Holdings Ltd.*	303	5,666
Interface, Inc.	3,298	34,629
KAR Auction Services, Inc.	7,766	144,525
Kimball International, Inc., Class B	2,132	25,477
Knoll, Inc.	3,093	45,405
Matthews International Corp., Class A	1,925	56,595
McGrath RentCorp	39,237	2,632,803
Montrose Environmental Group, Inc.*	719	22,260
NL Industries, Inc.	460	2,199
PICO Holdings, Inc.*	676	6,321
Pitney Bowes, Inc.	10,465	64,464
Quad/Graphics, Inc.	1,372	5,241
SP Plus Corp.*	1,346	38,805
Steelcase, Inc., Class A	5,046	68,373
Team, Inc.*	1,829	19,936
Tetra Tech, Inc.	3,244	375,590
UniFirst Corp.	924	195,602
US Ecology, Inc.	1,981	71,970
Viad Corp.	1,209	43,730
VSE Corp.	636	24,480

		5,400,611

Construction & Engineering (1.4%)
Aegion Corp.*	1,796	34,106
Ameresco, Inc., Class A*	1,536	80,241
API Group Corp. (m)*	8,533	154,874
Arcosa, Inc.	2,953	162,208
Argan, Inc.	17,941	798,195
Comfort Systems USA, Inc.	2,141	112,745
Concrete Pumping Holdings, Inc.*	1,745	6,683
Construction Partners, Inc., Class A*	1,715	49,924
Dycom Industries, Inc.*	1,878	141,827
EMCOR Group, Inc.	3,287	300,629
Fluor Corp.	8,628	137,789
Granite Construction, Inc.	2,950	78,794
Great Lakes Dredge & Dock Corp.*	4,760	62,689
HC2 Holdings, Inc.*	4,851	15,814
IES Holdings, Inc.*	494	22,744
MasTec, Inc.*	3,399	231,744
MYR Group, Inc.*	1,003	60,280
Northwest Pipe Co.*	454	12,848
NV5 Global, Inc.*	642	50,577
Primoris Services Corp.	2,866	79,130
Sterling Construction Co., Inc.*	1,624	30,223
Tutor Perini Corp.*	2,486	32,194
WillScot Mobile Mini Holdings Corp.*	107,467	2,490,010

		5,146,268

Electrical Equipment (1.1%)
Allied Motion Technologies, Inc.	452	23,097
American Superconductor Corp.*	1,572	36,816

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Atkore International Group, Inc.*	2,901	$119,260
AZZ, Inc.	1,661	78,798
Bloom Energy Corp., Class A*	5,293	151,697
Encore Wire Corp.	1,265	76,621
EnerSys	2,571	213,547
FuelCell Energy, Inc. (x)*	17,379	194,124
LSI Industries, Inc.	1,836	15,716
Orion Energy Systems, Inc.*	1,920	18,950
Plug Power, Inc.*	22,705	769,927
Powell Industries, Inc.	494	14,568
Preformed Line Products Co.	172	11,772
Regal Beloit Corp.	10,853	1,332,857
Sunrun, Inc.*	9,110	632,052
Thermon Group Holdings, Inc.*	1,881	29,400
TPI Composites, Inc.*	1,865	98,435
Ultralife Corp.*	646	4,180
Vicor Corp.*	1,138	104,946

		3,926,763

Industrial Conglomerates (0.0%)
Raven Industries, Inc.	2,232	73,857

Machinery (10.4%)
Alamo Group, Inc.	572	78,907
Albany International Corp., Class A	1,874	137,589
Altra Industrial Motion Corp.	3,939	218,339
Astec Industries, Inc.	28,796	1,666,712
Barnes Group, Inc.	2,837	143,807
Blue Bird Corp.*	823	15,028
Chart Industries, Inc.*	2,168	255,369
CIRCOR International, Inc.*	1,230	47,281
Columbus McKinnon Corp.	52,888	2,033,015
Douglas Dynamics, Inc.	1,444	61,760
Eastern Co. (The)	334	8,049
Energy Recovery, Inc.*	2,212	30,172
Enerpac Tool Group Corp.	3,428	77,507
EnPro Industries, Inc.	1,219	92,059
ESCO Technologies, Inc.	1,532	158,133
Evoqua Water Technologies Corp.*	5,557	149,928
ExOne Co. (The) (x)*	816	7,744
Federal Signal Corp.	3,609	119,710
Franklin Electric Co., Inc.	2,821	195,241
Gencor Industries, Inc.*	453	5,572
Gorman-Rupp Co. (The)	1,053	34,170
Graham Corp.	466	7,074
Greenbrier Cos., Inc. (The)	112,731	4,101,154
Helios Technologies, Inc.	1,862	99,226
Hillenbrand, Inc.	113,767	4,527,927
Hurco Cos., Inc.	412	12,360
Hyster-Yale Materials Handling, Inc.	591	35,194
John Bean Technologies Corp.	1,925	219,200
Kadant, Inc.	679	95,725
Kennametal, Inc.	4,993	180,946
L B Foster Co., Class A*	527	7,931
Lindsay Corp.	679	87,224
Luxfer Holdings plc	1,601	26,288
Lydall, Inc.*	964	28,949
Manitowoc Co., Inc. (The)*	1,912	25,449
Mayville Engineering Co., Inc.*	362	4,858
Meritor, Inc.*	42,075	1,174,313
Miller Industries, Inc.	639	24,295
Mueller Industries, Inc.	39,517	1,387,442
Mueller Water Products, Inc., Class A	309,978	3,837,528
Navistar International Corp.*	3,010	132,320
NN, Inc.*	2,314	15,203
Omega Flex, Inc.	188	27,448
Oshkosh Corp.	42,339	3,644,118
Park-Ohio Holdings Corp.	419	12,947
Proto Labs, Inc.*	1,642	251,883
RBC Bearings, Inc.*	1,482	265,337
REV Group, Inc.	16,610	146,334
Rexnord Corp.	86,658	3,422,124
Shyft Group, Inc. (The)	2,131	60,478
SPX Corp.*	2,627	143,277
SPX FLOW, Inc.*	25,684	1,488,645
Standex International Corp.	740	57,365
Tennant Co.	1,060	74,380
Terex Corp.	4,100	143,049
Timken Co. (The)	48,250	3,732,620
TriMas Corp.*	2,395	75,850
Wabash National Corp.	114,491	1,972,680
Watts Water Technologies, Inc., Class A	1,683	204,821
Welbilt, Inc.*	7,799	102,947

		37,393,001

Marine (0.1%)
Costamare, Inc.	2,849	23,590
Eagle Bulk Shipping, Inc. (x)*	395	7,505
Genco Shipping & Trading Ltd.	1,409	10,370
Matson, Inc.	2,613	148,863
Pangaea Logistics Solutions Ltd.*	641	1,775
Safe Bulkers, Inc.*	2,881	3,745
Scorpio Bulkers, Inc. (x)	725	12,274
SEACOR Holdings, Inc.*	1,208	50,072

		258,194

Professional Services (1.0%)
Acacia Research Corp.*	3,153	12,423
Akerna Corp. (x)*	651	2,109
ASGN, Inc.*	3,120	260,614
Barrett Business Services, Inc.	448	30,558
BG Staffing, Inc.	570	7,689
CBIZ, Inc.*	2,955	78,633
CRA International, Inc.	486	24,752
Exponent, Inc.	3,099	279,003
Forrester Research, Inc.*	650	27,235
Franklin Covey Co.*	875	19,486
GP Strategies Corp.*	652	7,733
Heidrick & Struggles International, Inc.	1,119	32,876
Huron Consulting Group, Inc.*	6,672	393,314
ICF International, Inc.	1,158	86,074
Insperity, Inc.	2,148	174,890
Kelly Services, Inc., Class A	2,030	41,757
Kforce, Inc.	30,502	1,283,829
Korn Ferry	3,364	146,334
Mastech Digital, Inc.*	274	4,357
Mistras Group, Inc.*	1,136	8,815
Red Violet, Inc.*	446	11,645
Resources Connection, Inc.	1,774	22,299

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
TriNet Group, Inc.*	2,525	$203,515
TrueBlue, Inc.*	2,215	41,398
Upwork, Inc.*	5,692	196,488
Willdan Group, Inc.*	625	26,063

		3,423,889

Road & Rail (0.3%)
ArcBest Corp.	1,471	62,767
Avis Budget Group, Inc.*	3,217	119,994
Covenant Logistics Group, Inc., Class A*	670	9,923
Daseke, Inc.*	2,969	17,250
Heartland Express, Inc.	22,198	401,784
Marten Transport Ltd.	3,720	64,096
PAM Transportation Services, Inc.*	112	5,488
Saia, Inc.*	1,580	285,664
Universal Logistics Holdings, Inc.	479	9,863
US Xpress Enterprises, Inc., Class A*	1,187	8,119
Werner Enterprises, Inc.	3,693	144,839

		1,129,787

Trading Companies & Distributors (0.6%)
Alta Equipment Group, Inc. (x)*	1,235	12,202
Applied Industrial Technologies, Inc.	2,345	182,887
Beacon Roofing Supply, Inc.*	3,307	132,908
BMC Stock Holdings, Inc.*	4,113	220,786
CAI International, Inc.	1,024	31,990
DXP Enterprises, Inc.*	891	19,807
EVI Industries, Inc. (x)*	411	12,297
Foundation Building Materials, Inc.*	1,143	21,957
GATX Corp.	2,112	175,676
General Finance Corp.*	703	5,982
GMS, Inc.*	2,408	73,396
H&E Equipment Services, Inc.	2,048	61,051
Herc Holdings, Inc.*	1,444	95,896
Lawson Products, Inc.*	252	12,829
MRC Global, Inc.*	4,700	31,161
Nesco Holdings, Inc. (x)*	954	7,031
NOW, Inc.*	6,942	49,844
Rush Enterprises, Inc., Class A+	2,412	99,905
Rush Enterprises, Inc., Class B	439	16,634
SiteOne Landscape Supply, Inc.*	2,658	421,639
Systemax, Inc.	782	28,066
Textainer Group Holdings Ltd.*	2,952	56,619
Titan Machinery, Inc.*	1,175	22,971
Transcat, Inc.*	392	13,595
Triton International Ltd.	3,714	180,166
Veritiv Corp.*	660	13,721
WESCO International, Inc.*	2,991	234,793
Willis Lease Finance Corp.*	168	5,117

		2,240,926

Total Industrials		70,624,271

Information Technology (8.5%)
Communications Equipment (1.4%)
Acacia Communications, Inc.*	2,364	172,477
ADTRAN, Inc.	2,964	43,778
Applied Optoelectronics, Inc. (x)*	1,468	12,493
CalAmp Corp.*	1,694	16,804
Calix, Inc.*	3,147	93,655
Cambium Networks Corp.*	260	6,521
Casa Systems, Inc.*	1,818	11,217
Clearfield, Inc.*	765	18,911
Comtech Telecommunications Corp.	1,698	35,132
Digi International, Inc.*	1,568	29,635
DZS, Inc.*	866	13,397
Extreme Networks, Inc.*	6,918	47,665
Genasys, Inc.*	2,289	14,924
Harmonic, Inc.*	6,341	46,860
Infinera Corp.*	10,196	106,854
Inseego Corp. (x)*	4,006	61,973
InterDigital, Inc.	1,943	117,901
KVH Industries, Inc.*	1,099	12,474
NETGEAR, Inc.*	1,898	77,116
NetScout Systems, Inc.*	135,395	3,712,531
PCTEL, Inc.*	1,269	8,337
Plantronics, Inc.	2,058	55,628
Resonant, Inc. (x)*	3,471	9,198
Ribbon Communications, Inc.*	3,750	24,600
Viavi Solutions, Inc.*	13,849	207,389

		4,957,470

Electronic Equipment, Instruments & Components (1.9%)
Akoustis Technologies, Inc. (x)*	2,128	26,025
Arlo Technologies, Inc.*	5,005	38,989
Badger Meter, Inc.	1,780	167,427
Bel Fuse, Inc., Class B	595	8,943
Belden, Inc.	2,671	111,915
Benchmark Electronics, Inc.	35,038	946,376
Coherent, Inc.*	17,926	2,689,259
CTS Corp.	1,831	62,858
Daktronics, Inc.	1,331	6,229
ePlus, Inc.*	761	66,930
Fabrinet*	2,185	169,534
FARO Technologies, Inc.*	1,042	73,597
Fitbit, Inc., Class A*	14,669	99,749
II-VI, Inc.*	6,196	470,648
Insight Enterprises, Inc.*	2,089	158,952
Intellicheck, Inc.*	1,130	12,888
Iteris, Inc.*	2,023	11,430
Itron, Inc.*	2,449	234,859
Kimball Electronics, Inc.*	1,556	24,880
Knowles Corp.*	5,253	96,813
Luna Innovations, Inc.*	2,030	20,056
Methode Electronics, Inc.	2,309	88,389
MTS Systems Corp.	1,146	66,651
Napco Security Technologies, Inc.*	643	16,859
nLight, Inc.*	2,118	69,153
Novanta, Inc.*	2,090	247,080
OSI Systems, Inc.*	979	91,262
PAR Technology Corp.*	1,143	71,769
PC Connection, Inc.*	737	34,853
Plexus Corp.*	1,703	133,192
Powerfleet, Inc.*	1,912	14,206
Research Frontiers, Inc. (x)*	1,832	5,148
Rogers Corp.*	1,141	177,186
Sanmina Corp.*	3,871	123,446
ScanSource, Inc.*	1,526	40,256
TTM Technologies, Inc.*	5,897	81,349
Vishay Intertechnology, Inc.	8,095	167,647

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Vishay Precision Group, Inc.*	718	$22,603
Wrap Technologies, Inc. (x)*	828	3,999

		6,953,405

IT Services (0.8%)
Brightcove, Inc.*	2,537	46,681
Cardtronics plc, Class A*	2,122	74,907
Cass Information Systems, Inc.	877	34,124
Conduent, Inc.*	10,114	48,547
CSG Systems International, Inc.	1,923	86,670
Endurance International Group Holdings, Inc.*	3,811	36,014
Evertec, Inc.	3,653	143,636
Evo Payments, Inc., Class A*	2,585	69,821
ExlService Holdings, Inc.*	2,043	173,921
GreenSky, Inc., Class A*	4,367	20,219
Grid Dynamics Holdings, Inc.*	1,539	19,391
GTT Communications, Inc. (x)*	2,367	8,450
Hackett Group, Inc. (The)	1,741	25,053
I3 Verticals, Inc., Class A*	972	32,270
Information Services Group, Inc.*	1,996	6,547
International Money Express, Inc.*	1,539	23,885
KBR, Inc.	8,720	269,710
Limelight Networks, Inc. (x)*	8,026	32,024
LiveRamp Holdings, Inc.*	3,930	287,637
ManTech International Corp., Class A	1,638	145,684
MAXIMUS, Inc.	3,661	267,949
MoneyGram International, Inc.*	3,162	17,280
NIC, Inc.	3,939	101,744
Paysign, Inc. (x)*	2,300	10,672
Perficient, Inc.*	1,948	92,822
Perspecta, Inc.	8,465	203,837
PFSweb, Inc.*	996	6,703
Priority Technology Holdings, Inc. (x)*	376	2,647
Rackspace Technology, Inc. (x)*	2,220	42,313
Repay Holdings Corp.*	3,529	96,165
ServiceSource International, Inc.*	6,133	10,794
StarTek, Inc.*	933	7,016
Sykes Enterprises, Inc.*	2,298	86,566
TTEC Holdings, Inc.	1,068	77,889
Tucows, Inc., Class A (x)*	619	45,738
Unisys Corp.*	3,845	75,670
Verra Mobility Corp.*	8,118	108,944
Virtusa Corp.*	1,727	88,301

		2,928,241

Semiconductors & Semiconductor Equipment (1.2%)
Advanced Energy Industries, Inc.*	2,295	222,546
Alpha & Omega Semiconductor Ltd.*	1,234	29,172
Ambarella, Inc.*	2,031	186,486
Amkor Technology, Inc.	6,054	91,294
Atomera, Inc. (x)*	1,021	16,428
Axcelis Technologies, Inc.*	1,965	57,221
AXT, Inc.*	2,151	20,585
Brooks Automation, Inc.	4,386	297,590
Cabot Microelectronics Corp.	1,778	269,011
CEVA, Inc.*	1,381	62,835
Cohu, Inc.	2,503	95,565
CyberOptics Corp.*	494	11,209
Diodes, Inc.*	2,599	183,230
DSP Group, Inc.*	1,097	18,199
FormFactor, Inc.*	4,739	203,872
GSI Technology, Inc.*	877	6,490
Ichor Holdings Ltd.*	1,363	41,088
Impinj, Inc.*	993	41,577
Lattice Semiconductor Corp.*	8,254	378,198
MACOM Technology Solutions Holdings, Inc.*	2,854	157,084
Maxeon Solar Technologies Ltd. (x)*	641	18,185
MaxLinear, Inc.*	4,104	156,732
NeoPhotonics Corp.*	3,397	30,879
NVE Corp.	255	14,326
Onto Innovation, Inc.*	2,871	136,516
PDF Solutions, Inc.*	1,744	37,670
Photronics, Inc.*	3,934	43,903
Pixelworks, Inc.*	2,730	7,699
Power Integrations, Inc.	3,563	291,667
Rambus, Inc.*	6,845	119,514
Semtech Corp.*	3,885	280,070
Silicon Laboratories, Inc.*	2,608	332,103
SiTime Corp.*	540	60,442
SMART Global Holdings, Inc.*	953	35,861
SunPower Corp. (x)*	4,690	120,252
Synaptics, Inc.*	2,075	200,030
Ultra Clean Holdings, Inc.*	2,464	76,754
Veeco Instruments, Inc.*	2,979	51,715

		4,403,998

Software (3.1%)
8x8, Inc.*	6,302	217,230
A10 Networks, Inc.*	3,621	35,703
ACI Worldwide, Inc.*	65,036	2,499,333
Agilysys, Inc.*	1,092	41,911
Alarm.com Holdings, Inc.*	2,917	301,764
Altair Engineering, Inc., Class A (x)*	2,589	150,628
American Software, Inc., Class A	2,030	34,855
Appfolio, Inc., Class A*	1,003	180,580
Appian Corp. (x)*	2,146	347,845
Asure Software, Inc.*	827	5,872
Avaya Holdings Corp.*	4,993	95,616
Benefitfocus, Inc.*	1,943	28,135
Blackbaud, Inc.	3,018	173,716
Blackline, Inc.*	3,082	411,077
Bottomline Technologies DE, Inc.*	2,633	138,864
Box, Inc., Class A*	8,433	152,216
Cerence, Inc.*	2,242	225,276
ChannelAdvisor Corp.*	1,673	26,735
Cloudera, Inc.*	12,497	173,833
CommVault Systems, Inc.*	2,547	141,027
Cornerstone OnDemand, Inc.*	3,666	161,451
Digimarc Corp. (x)*	670	31,651
Digital Turbine, Inc.*	5,051	285,685
Domo, Inc., Class B*	1,619	103,244
Ebix, Inc.	1,646	62,499
eGain Corp.*	1,392	16,439
Envestnet, Inc.*	3,250	267,442
GTY Technology Holdings, Inc.*	3,341	17,306
Intelligent Systems Corp. (x)*	497	19,935
j2 Global, Inc.*	2,608	254,776
LivePerson, Inc.*	3,782	235,354

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
MicroStrategy, Inc., Class A*	442	$171,739
Mimecast Ltd.*	3,473	197,405
Mitek Systems, Inc.*	2,283	40,592
Model N, Inc.*	2,193	78,246
OneSpan, Inc.*	2,068	42,766
Park City Group, Inc.*	806	3,861
Ping Identity Holding Corp.*	2,364	67,705
Progress Software Corp.	2,705	122,239
PROS Holdings, Inc.*	2,380	120,833
Q2 Holdings, Inc.*	3,041	384,778
QAD, Inc., Class A	694	43,847
Qualys, Inc.*	2,087	254,343
Rapid7, Inc.*	3,077	277,422
Rimini Street, Inc.*	1,133	5,019
SailPoint Technologies Holdings, Inc.*	5,392	287,070
Sapiens International Corp. NV	1,619	49,558
SeaChange International, Inc. (x)*	1,936	2,710
SecureWorks Corp., Class A*	567	8,063
ShotSpotter, Inc.*	440	16,588
Smith Micro Software, Inc.*	2,307	12,504
Sprout Social, Inc., Class A*	1,759	79,876
SPS Commerce, Inc.*	2,149	233,360
Sumo Logic, Inc. (x)*	797	22,778
SVMK, Inc.*	7,379	188,533
Synchronoss Technologies, Inc.*	3,129	14,706
Telenav, Inc.*	1,511	7,102
Tenable Holdings, Inc.*	4,238	221,478
Upland Software, Inc.*	1,542	70,762
Varonis Systems, Inc.*	1,904	311,513
Verint Systems, Inc.*	3,916	263,077
Veritone, Inc. (x)*	1,365	38,834
VirnetX Holding Corp. (x)	4,054	20,432
Workiva, Inc.*	2,392	219,155
Xperi Holding Corp.	6,278	131,210
Yext, Inc.*	6,036	94,886
Zix Corp.*	3,824	33,001
Zuora, Inc., Class A*	6,318	88,010

		11,063,999

Technology Hardware, Storage & Peripherals (0.1%)
3D Systems Corp. (x)*	7,184	75,288
Avid Technology, Inc.*	2,184	34,660
Corsair Gaming, Inc. (x)*	915	33,141
Diebold Nixdorf, Inc.*	4,345	46,318
Eastman Kodak Co. (x)*	960	7,815
Immersion Corp.*	1,177	13,288
Intevac, Inc.*	1,645	11,861
Quantum Corp.*	2,110	12,913
Super Micro Computer, Inc.*	2,630	83,266

		318,550

Total Information Technology		30,625,663

Materials (6.6%)
Chemicals (4.2%)
Advanced Emissions Solutions, Inc. (x)	945	5,197
AdvanSix, Inc.*	1,622	32,424
AgroFresh Solutions, Inc.*	2,076	4,712
American Vanguard Corp.	1,736	26,943
Amyris, Inc. (x)*	6,838	42,225
Avient Corp.	134,764	5,428,294
Balchem Corp.	1,977	227,790
Cabot Corp.	68,161	3,059,066
Chase Corp.	434	43,838
Elementis plc*	400,065	629,152
Ferro Corp.*	4,765	69,712
FutureFuel Corp.	1,604	20,371
GCP Applied Technologies, Inc.*	2,881	68,136
Hawkins, Inc.	615	32,171
HB Fuller Co.	3,102	160,932
Ingevity Corp.*	2,535	191,976
Innospec, Inc.	1,427	129,472
Intrepid Potash, Inc.*	584	14,104
Koppers Holdings, Inc.*	1,243	38,732
Kraton Corp.*	1,931	53,662
Kronos Worldwide, Inc.	1,339	19,964
Livent Corp.*	8,979	169,164
Marrone Bio Innovations, Inc.*	2,971	3,714
Minerals Technologies, Inc.	60,006	3,727,573
Orion Engineered Carbons SA	3,780	64,789
PQ Group Holdings, Inc.	2,339	33,354
Quaker Chemical Corp.	812	205,753
Rayonier Advanced Materials, Inc.*	3,580	23,342
Sensient Technologies Corp.	2,598	191,654
Stepan Co.	1,307	155,951
Trecora Resources*	1,797	12,561
Tredegar Corp.	1,596	26,653
Trinseo SA	2,311	118,346
Tronox Holdings plc, Class A	5,255	76,828

		15,108,555

Construction Materials (0.2%)
Eagle Materials, Inc.	4,422	448,170
Forterra, Inc.*	1,716	29,507
Summit Materials, Inc., Class A*	6,851	137,568
United States Lime & Minerals, Inc.	151	17,214
US Concrete, Inc.*	952	38,051

		670,510

Containers & Packaging (0.1%)
Greif, Inc., Class A	1,471	68,960
Greif, Inc., Class B	439	21,239
Myers Industries, Inc.	2,252	46,797
O-I Glass, Inc.	9,497	113,014
Pactiv Evergreen, Inc.*	2,345	42,538
Ranpak Holdings Corp.*	1,927	25,899
UFP Technologies, Inc.*	418	19,479

		337,926

Metals & Mining (1.5%)
Alcoa Corp.*	11,235	258,967
Allegheny Technologies, Inc.*	7,687	128,911
Arconic Corp.*	6,036	179,873
Caledonia Mining Corp. plc	776	12,323
Carpenter Technology Corp.	2,760	80,371
Century Aluminum Co.*	3,012	33,222
Cleveland-Cliffs, Inc. (x)	23,813	346,717
Coeur Mining, Inc.*	14,794	153,118
Commercial Metals Co.	7,014	144,068
Compass Minerals International, Inc.	2,089	128,933

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Fortitude Gold Corp.*	1,363	$1,431
Gatos Silver, Inc. (x)*	1,193	15,545
Gold Resource Corp.	4,770	13,881
Haynes International, Inc.	780	18,595
Hecla Mining Co.	31,859	206,446
Kaiser Aluminum Corp.	3,816	377,402
Materion Corp.	1,281	81,625
Novagold Resources, Inc.*	14,564	140,834
Olympic Steel, Inc.	512	6,825
Reliance Steel & Aluminum Co.	21,286	2,548,999
Ryerson Holding Corp.*	929	12,672
Schnitzer Steel Industries, Inc., Class A	1,644	52,460
SunCoke Energy, Inc.	4,715	20,510
TimkenSteel Corp.*	3,225	15,061
United States Steel Corp.	13,450	225,556
Warrior Met Coal, Inc.	3,279	69,908
Worthington Industries, Inc.	2,283	117,209

		5,391,462

Paper & Forest Products (0.6%)
Boise Cascade Co.	2,373	113,429
Clearwater Paper Corp.*	976	36,844
Domtar Corp.	3,366	106,534
Glatfelter Corp.	103,565	1,696,395
Louisiana-Pacific Corp.	7,128	264,948
Neenah, Inc.	1,030	56,979
Schweitzer-Mauduit International, Inc.	1,795	72,177
Verso Corp., Class A	2,092	25,146

		2,372,452

Total Materials		23,880,905

Real Estate (3.1%)
Equity Real Estate Investment Trusts (REITs) (2.8%)
Acadia Realty Trust (REIT)	5,033	71,418
Agree Realty Corp. (REIT)	3,240	215,719
Alexander & Baldwin, Inc. (REIT)	4,521	77,671
Alexander’s, Inc. (REIT)	128	35,501
Alpine Income Property Trust, Inc. (REIT)	478	7,165
American Assets Trust, Inc. (REIT)	2,980	86,062
American Finance Trust, Inc. (REIT)	6,010	44,654
Armada Hoffler Properties, Inc. (REIT)	3,544	39,764
Bluerock Residential Growth REIT, Inc. (REIT)	1,722	21,818
Broadstone Net Lease, Inc. (REIT), Class A (x)	2,086	40,844
BRT Apartments Corp. (REIT)	500	7,600
CareTrust REIT, Inc. (REIT)	5,803	128,710
CatchMark Timber Trust, Inc. (REIT), Class A	3,114	29,147
Centerspace (REIT)	848	59,903
Chatham Lodging Trust (REIT)	2,834	30,607
CIM Commercial Trust Corp. (REIT)	656	9,341
City Office REIT, Inc. (REIT)	2,687	26,252
Clipper Realty, Inc. (REIT)	979	6,902
Colony Capital, Inc. (REIT)	29,396	141,395
Columbia Property Trust, Inc. (REIT)	6,893	98,846
Community Healthcare Trust, Inc. (REIT)	1,352	63,693
CoreCivic, Inc. (REIT)	7,070	46,308
CorEnergy Infrastructure Trust, Inc. (REIT)	1,158	7,932
CorePoint Lodging, Inc. (REIT)	2,428	16,705
DiamondRock Hospitality Co. (REIT)*	12,024	99,198
Diversified Healthcare Trust (REIT)	13,962	57,523
Easterly Government Properties, Inc. (REIT)	4,878	110,487
EastGroup Properties, Inc. (REIT)	2,377	328,169
Essential Properties Realty Trust, Inc. (REIT)	6,211	131,673
Farmland Partners, Inc. (REIT) (x)	1,753	15,251
Four Corners Property Trust, Inc. (REIT)	4,231	125,957
Franklin Street Properties Corp. (REIT)	6,233	27,238
Front Yard Residential Corp. (REIT)	2,973	48,163
GEO Group, Inc. (The) (REIT) (x)	7,099	62,897
Getty Realty Corp. (REIT)	2,119	58,357
Gladstone Commercial Corp. (REIT)	1,744	31,392
Gladstone Land Corp. (REIT)	1,310	19,178
Global Medical REIT, Inc. (REIT)	2,340	30,560
Global Net Lease, Inc. (REIT)	5,783	99,121
Healthcare Realty Trust, Inc. (REIT)	22,705	672,068
Hersha Hospitality Trust (REIT)	1,875	14,794
Highwoods Properties, Inc. (REIT)	26,136	1,035,770
Independence Realty Trust, Inc. (REIT)	5,561	74,684
Industrial Logistics Properties Trust (REIT)	4,085	95,140
Innovative Industrial Properties, Inc. (REIT) (x)	1,302	238,435
iStar, Inc. (REIT)	4,301	63,870
Kite Realty Group Trust (REIT)	4,933	73,798
Lexington Realty Trust (REIT)	16,832	178,756
LTC Properties, Inc. (REIT)	2,300	89,493
Macerich Co. (The) (REIT) (x)	9,180	97,951
Mack-Cali Realty Corp. (REIT)	5,500	68,530
Monmouth Real Estate Investment Corp. (REIT)	5,614	97,234
National Health Investors, Inc. (REIT)	2,627	181,710
National Storage Affiliates Trust (REIT)	3,782	136,265
NETSTREIT Corp. (REIT)	721	14,052
New Senior Investment Group, Inc. (REIT)	4,799	24,859
NexPoint Residential Trust, Inc. (REIT)	1,393	58,938
Office Properties Income Trust (REIT)	3,021	68,637
One Liberty Properties, Inc. (REIT)	949	19,046
Pebblebrook Hotel Trust (REIT)	7,926	149,009
Physicians Realty Trust (REIT)	12,757	227,075
Piedmont Office Realty Trust, Inc. (REIT), Class A	7,696	124,906
Plymouth Industrial REIT, Inc. (REIT)	1,435	21,525

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
PotlatchDeltic Corp. (REIT)	4,009	$200,530
Preferred Apartment Communities, Inc. (REIT), Class A	3,337	24,694
PS Business Parks, Inc. (REIT)	1,207	160,374
QTS Realty Trust, Inc. (REIT), Class A	3,858	238,733
Retail Opportunity Investments Corp. (REIT)	6,910	92,525
Retail Properties of America, Inc. (REIT), Class A	13,087	112,025
Retail Value, Inc. (REIT)	755	11,227
RLJ Lodging Trust (REIT)	10,025	141,854
RPT Realty (REIT)	5,060	43,769
Ryman Hospitality Properties, Inc. (REIT)	3,072	208,159
Sabra Health Care REIT, Inc. (REIT)	12,573	218,393
Safehold, Inc. (REIT)	1,084	78,579
Saul Centers, Inc. (REIT)	679	21,511
Seritage Growth Properties (REIT), Class A (x)*	2,038	29,918
Service Properties Trust (REIT)	10,034	115,291
SITE Centers Corp. (REIT)	9,273	93,843
STAG Industrial, Inc. (REIT)	9,029	282,788
Summit Hotel Properties, Inc. (REIT)	6,389	57,565
Sunstone Hotel Investors, Inc. (REIT)	62,496	708,080
Tanger Factory Outlet Centers, Inc. (REIT) (x)	5,763	57,399
Terreno Realty Corp. (REIT)	4,091	239,364
UMH Properties, Inc. (REIT)	2,052	30,390
Uniti Group, Inc. (REIT)	11,853	139,036
Universal Health Realty Income Trust (REIT)	797	51,223
Urban Edge Properties (REIT)	7,045	91,162
Urstadt Biddle Properties, Inc. (REIT), Class A	1,663	23,498
Washington REIT (REIT)	5,036	108,929
Whitestone REIT (REIT)	2,031	16,187
Xenia Hotels & Resorts, Inc. (REIT)	6,865	104,348

		10,087,060

Real Estate Management & Development (0.3%)
Altisource Portfolio Solutions SA*	350	4,508
American Realty Investors, Inc.*	164	1,788
CTO Realty Growth, Inc.	354	14,925
Cushman & Wakefield plc (x)*	6,585	97,656
eXp World Holdings, Inc.*	1,541	97,268
Fathom Holdings, Inc.*	274	9,875
Forestar Group, Inc.*	1,164	23,489
FRP Holdings, Inc.*	421	19,177
Griffin Industrial Realty, Inc. *	165	10,312
Kennedy-Wilson Holdings, Inc.	7,443	133,155
Marcus & Millichap, Inc.*	1,378	51,303
Maui Land & Pineapple Co., Inc.*	397	4,577
Newmark Group, Inc., Class A	9,036	65,872
Rafael Holdings, Inc., Class B*	605	14,109
RE/MAX Holdings, Inc., Class A	1,122	40,762
Realogy Holdings Corp. (x)*	6,994	91,761
Redfin Corp.*	6,043	414,731
RMR Group, Inc. (The), Class A	898	34,681
St Joe Co. (The)	2,073	87,999
Stratus Properties, Inc.*	391	9,970
Tejon Ranch Co.*	1,151	16,632
Transcontinental Realty Investors, Inc.*	124	2,990

		1,247,540

Total Real Estate		11,334,600

Utilities (2.8%)
Electric Utilities (0.9%)
ALLETE, Inc.	3,183	197,155
Genie Energy Ltd., Class B	826	5,955
IDACORP, Inc.	25,709	2,468,835
MGE Energy, Inc.	2,212	154,906
Otter Tail Corp.	2,425	103,329
PNM Resources, Inc.	4,871	236,390
Portland General Electric Co.	5,371	229,718
Spark Energy, Inc., Class A	571	5,465

		3,401,753

Gas Utilities (0.4%)
Brookfield Infrastructure Corp., Class A (x)	1,908	137,948
Chesapeake Utilities Corp.	1,026	111,023
New Jersey Resources Corp.	5,824	207,043
Northwest Natural Holding Co.	1,831	84,208
ONE Gas, Inc.	3,175	243,745
RGC Resources, Inc.	432	10,273
South Jersey Industries, Inc.	6,001	129,322
Southwest Gas Holdings, Inc.	3,437	208,798
Spire, Inc.	4,648	297,658

		1,430,018

Independent Power and Renewable Electricity Producers (0.3%)
Atlantic Power Corp.*	6,072	12,751
Brookfield Renewable Corp.	6,193	360,837
Clearway Energy, Inc., Class A	2,075	61,316
Clearway Energy, Inc., Class C	4,973	158,788
Ormat Technologies, Inc.	2,433	219,652
Sunnova Energy International, Inc.*	3,239	146,176

		959,520

Multi-Utilities (1.0%)
Avista Corp.	4,125	165,577
Black Hills Corp.	56,318	3,460,741
NorthWestern Corp.	3,047	177,671
Unitil Corp.	848	37,541

		3,841,530

Water Utilities (0.2%)
American States Water Co.	2,247	178,659
Artesian Resources Corp., Class A	515	19,096
Cadiz, Inc. (x)*	1,359	14,473
California Water Service Group	3,008	162,522
Consolidated Water Co. Ltd.	839	10,110
Global Water Resources, Inc.	677	9,756
Middlesex Water Co.	1,079	78,195
Pure Cycle Corp.*	1,083	12,162

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
SJW Group	1,581	$109,658
York Water Co. (The)	799	37,234

		631,865

Total Utilities		10,264,686

Total Common Stocks (89.1%) (Cost $231,676,869)		321,321,142

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.1%)
Industrials (0.1%)
Machinery (0.1%)
Mueller Industries, Inc. 6.000%, 3/1/27 (x)	$246,000	250,613

Total Industrials		250,613

Total Long-Term Debt Securities (0.1%) (Cost $246,000)		250,613

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Aduro Biotech I, CVR (r)*	1,038	—
Oncternal Therapeutics, Inc., CVR (r)*	36	—

Total Rights (0.0%) (Cost $3,114)		—

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (7.7%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	1,000,000	1,000,000
JPMorgan Prime Money Market Fund, IM Shares	27,124,467	27,138,029

Total Investment Companies		28,138,029

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.3%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $200,003, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $204,000. (xx)	$200,000	200,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $800,018, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $816,003. (xx)	800,000	800,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $200,007, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $222,231. (xx)	200,000	200,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $1,350,066, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $1,377,060. (xx)	1,350,059	1,350,059
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $1,500,035, collateralized by various Common Stocks; total market value $1,666,686. (xx)	1,500,000	1,500,000
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $500,011, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125%-3.625%, maturing 9/30/21-8/15/49; total market value $554,698. (xx)	500,000	500,000

Total Repurchase Agreements		4,550,059

Total Short-Term Investments (9.0%) (Cost $32,682,868)		32,688,088

Total Investments in Securities (98.2%) (Cost $264,608,851)		354,259,843
Other Assets Less Liabilities (1.8%)		6,434,224

Net Assets (100%)		$360,694,067

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $208,491 or 0.1% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $7,399,465. This was collateralized by $2,237,822 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/14/21 - 5/15/50 and by cash of $5,550,059 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVR	— Contingent Value Right
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Mortgage Real Estate Investment Trusts (REITs)
PennyMac Mortgage Investment Trust (REIT)	6,008	117,290	13,545	(13,140)	(2,292)	(9,722)	105,681	9,548	—
Thrifts & Mortgage Finance
PennyMac Financial Services, Inc.	2,607	34,823	93,744	(35,796)	8,724	69,576	171,071	1,142	—

Total		152,113	107,289	(48,936)	6,432	59,854	276,752	10,690	—

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	376	3/2021	USD	37,126,240	1,130,030

					1,130,030

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$3,381,645	$97,196	$—	$3,478,841
Consumer Discretionary	42,210,392	2,789,960	—	45,000,352
Consumer Staples	5,361,491	3,430,798	—	8,792,289
Energy	5,875,352	565,007	—	6,440,359
Financials	72,034,362	—	—	72,034,362
Health Care	38,844,814	—	—	38,844,814
Industrials	69,135,689	1,488,582	—	70,624,271
Information Technology	30,625,663	—	—	30,625,663
Materials	23,250,322	630,583	—	23,880,905
Real Estate	11,334,600	—	—	11,334,600
Utilities	10,264,686	—	—	10,264,686

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Corporate Bond
Industrials	—	250,613	—		250,613
Futures	1,130,030	—	—		1,130,030
Rights
Health Care	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	28,138,029	—	—		28,138,029
Repurchase Agreements	—	4,550,059	—		4,550,059

Total Assets	$341,587,075	$13,802,798	$—		$355,389,873

Total Liabilities	$—	$—	$—		$—

Total	$341,587,075	$13,802,798	$—		$355,389,873

(a)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$1,130,030	*

Total		$1,130,030

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$3,132,484	$3,132,484

Total	$3,132,484	$3,132,484

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$678,178	$678,178

Total	$678,178	$678,178

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $29,069,000 during the year ended December 31, 2020.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 2%)*	$147,085,898
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 5%)*	$150,806,631

*	During the year ended December 31, 2020, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$105,381,310
Aggregate gross unrealized depreciation	(15,970,730)

Net unrealized appreciation	$89,410,580

Federal income tax cost of investments in securities and derivative instruments, if applicable	$265,979,293

For the year ended December 31, 2020, the Portfolio incurred approximately $20,527 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $210,793)	$276,752
Unaffiliated Issuers (Cost $259,847,999)	349,433,032
Repurchase Agreements (Cost $4,550,059)	4,550,059
Cash	9,991,107
Foreign cash (Cost $28)	27
Cash held as collateral at broker for futures	2,272,600
Dividends, interest and other receivables	310,641
Receivable for securities sold	308,741
Receivable for Portfolio shares sold	185,747
Securities lending income receivable	12,215
Other assets	1,224

Total assets	367,342,145

LIABILITIES
Payable for return of collateral on securities loaned	5,550,059
Payable for securities purchased	597,187
Investment management fees payable	227,639
Payable for Portfolio shares redeemed	82,162
Administrative fees payable	37,174
Due to broker for futures variation margin	31,945
Distribution fees payable –Class IB	29,259
Distribution fees payable –Class IA	474
Trustees’ fees payable	316
Accrued expenses	91,863

Total liabilities	6,648,078

NET ASSETS	$360,694,067

Net assets were comprised of:
Paid in capital	$275,012,280
Total distributable earnings (loss)	85,681,787

Net assets	$360,694,067

Class IA
Net asset value, offering and redemption price per share, $2,259,549 / 137,455 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.44

Class IB
Net asset value, offering and redemption price per share, $140,169,709 / 8,515,433 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.46

Class K
Net asset value, offering and redemption price per share, $218,264,809 / 13,275,564 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.44

(x)	Includes value of securities on loan of $7,399,465.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends ($10,690 of dividend income received from affiliates) (net of $12,891 foreign withholding tax)	$4,924,765
Interest	64,637
Securities lending (net)	188,953

Total income	5,178,355

EXPENSES
Investment management fees	2,124,088
Administrative fees	374,879
Distribution fees –Class IB	293,847
Custodian fees	118,000
Professional fees	58,839
Printing and mailing expenses	39,331
Trustees’ fees	9,742
Distribution fees –Class IA	4,958
Miscellaneous	5,752

Gross expenses	3,029,436
Less: Waiver from investment manager	(193,016)

Net expenses	2,836,420

NET INVESTMENT INCOME (LOSS)	2,341,935

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($6,432 realized gain (loss) from affiliates)	14,748,281
Futures contracts	3,132,484
Foreign currency transactions	(796)

Net realized gain (loss)	17,879,969

Change in unrealized appreciation (depreciation) on:
Investments in securities ($59,854 of change in unrealized appreciation (depreciation) from affiliates)	28,297,243
Futures contracts	678,178
Foreign currency translations	1,573

Net change in unrealized appreciation (depreciation)	28,976,994

NET REALIZED AND UNREALIZED GAIN (LOSS)	46,856,963

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$49,198,898

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,341,935	$2,880,062
Net realized gain (loss)	17,879,969	21,368,925
Net change in unrealized appreciation (depreciation)	28,976,994	40,945,905

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	49,198,898	65,194,892

Distributions to shareholders:
Class IA	(130,949)	(153,074)
Class IB	(8,076,936)	(8,651,156)
Class K	(13,121,100)	(11,582,047)

Total distributions to shareholders	(21,328,985)	(20,386,277)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 9,290 and 10,162 shares, respectively ]	131,859	153,813
Capital shares issued in reinvestment of dividends and distributions [ 8,443 and 9,987 shares, respectively ]	130,949	153,074
Capital shares repurchased [ (36,843) and (39,942) shares, respectively ]	(508,614)	(598,594)

Total Class IA transactions	(245,806)	(291,707)

Class IB
Capital shares sold [ 794,855 and 547,800 shares, respectively ]	10,875,620	8,239,606
Capital shares issued in reinvestment of dividends and distributions [ 520,160 and 563,745 shares, respectively ]	8,076,936	8,651,156
Capital shares repurchased [ (1,679,474) and (1,227,550) shares, respectively ]	(23,413,659)	(18,575,222)

Total Class IB transactions	(4,461,103)	(1,684,460)

Class K
Capital shares sold [ 3,639,561 and 2,551,114 shares, respectively ]	43,252,269	36,920,099
Capital shares issued in reinvestment of dividends and distributions [ 845,857 and 755,962 shares, respectively ]	13,121,100	11,582,047
Capital shares repurchased [ (2,701,570) and (815,426) shares, respectively ]	(38,748,909)	(12,329,325)

Total Class K transactions	17,624,460	36,172,821

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	12,917,551	34,196,654

TOTAL INCREASE (DECREASE) IN NET ASSETS	40,787,464	79,005,269
NET ASSETS:
Beginning of year	319,906,603	240,901,334

End of year	$360,694,067	$319,906,603

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017		2016
Net asset value, beginning of year	$15.58	$13.25	$17.56	$17.32		$13.91

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.13	0.09	0.07	##	0.02
Net realized and unrealized gain (loss)	1.76	3.23	(2.18)	1.92		3.45

Total from investment operations	1.85	3.36	(2.09)	1.99		3.47

Less distributions:
Dividends from net investment income	(0.11)	(0.14)	(0.10)	(0.09)		(0.06)
Distributions from net realized gains	(0.88)	(0.89)	(2.12)	(1.66)		—

Total dividends and distributions	(0.99)	(1.03)	(2.22)	(1.75)		(0.06)

Net asset value, end of year	$16.44	$15.58	$13.25	$17.56		$17.32

Total return	12.33%	25.53%	(12.86)%	11.72%		24.92%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,260	$2,439	$2,337	$3,545		$3,712
Ratio of expenses to average net assets:
After waivers (f)	1.09%	1.10%	1.10%	1.10%		1.13%
Before waivers (f)	1.15%	1.16%	1.15%	1.14%		1.15%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.62%	0.86%	0.53%	0.42	%(aa)	0.15%
Before waivers (f)	0.56%	0.80%	0.48%	0.38	%(aa)	0.13%
Portfolio turnover rate^	55%	41%	36%	26%		23%

	Year Ended December 31,
Class IB	2020	2019	2018	2017		2016
Net asset value, beginning of year	$15.60	$13.27	$17.58	$17.33		$13.93

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09	0.13	0.09	0.07	##	0.02
Net realized and unrealized gain (loss)	1.76	3.23	(2.18)	1.93		3.44

Total from investment operations	1.85	3.36	(2.09)	2.00		3.46

Less distributions:
Dividends from net investment income	(0.11)	(0.14)	(0.10)	(0.09)		(0.06)
Distributions from net realized gains	(0.88)	(0.89)	(2.12)	(1.66)		—

Total dividends and distributions	(0.99)	(1.03)	(2.22)	(1.75)		(0.06)

Net asset value, end of year	$16.46	$15.60	$13.27	$17.58		$17.33

Total return	12.31%	25.49%	(12.83)%	11.77%		24.82%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$140,170	$138,508	$119,355	$160,058		$166,454
Ratio of expenses to average net assets:
After waivers (f)	1.09%	1.10%	1.10%	1.10%		1.13%
Before waivers (f)	1.15%	1.16%	1.15%	1.14%		1.15%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.62%	0.86%	0.53%	0.42	%(aa)	0.16%
Before waivers (f)	0.56%	0.80%	0.48%	0.38	%(aa)	0.13%
Portfolio turnover rate^	55%	41%	36%	26%		23%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN SMALL CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017		2016
Net asset value, beginning of year	$15.57	$13.25	$17.56	$17.31		$13.91

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.17	0.14	0.12	##	0.06
Net realized and unrealized gain (loss)	1.77	3.22	(2.18)	1.92		3.44

Total from investment operations	1.89	3.39	(2.04)	2.04		3.50

Less distributions:
Dividends from net investment income	(0.14)	(0.18)	(0.15)	(0.13)		(0.10)
Distributions from net realized gains	(0.88)	(0.89)	(2.12)	(1.66)		—

Total dividends and distributions	(1.02)	(1.07)	(2.27)	(1.79)		(0.10)

Net asset value, end of year	$16.44	$15.57	$13.25	$17.56		$17.31

Total return	12.63%	25.74%	(12.61)%	12.05%		25.17%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$218,265	$178,960	$119,209	$139,469		$138,729
Ratio of expenses to average net assets:
After waivers (f)	0.84%	0.85%	0.85%	0.85%		0.88%
Before waivers (f)	0.90%	0.91%	0.91%	0.89%		0.90%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.87%	1.12%	0.79%	0.67	%(aa)	0.40%
Before waivers (f)	0.80%	1.06%	0.74%	0.62	%(aa)	0.38%
Portfolio turnover rate^	55%	41%	36%	26%		23%
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.05, $0.05 and $0.09 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.14% lower.

See Notes to Financial Statements.

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Franklin Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	4.99%	5.62%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51	8.58

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.99% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 7.51% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The Portfolio’s investment-grade (IG) and high yield (HY) corporate bond allocations were the largest contributor to absolute performance, followed by allocation to collateralized loan obligations (CLOs).

•

Additionally, allocations to sovereign emerging-market (EM) and developed market debt, non-US dollar denominated EM debt, commercial mortgage-backed securities, tax-exempt municipal bonds and U.S. Treasury Inflation-Protected Securities (TIPS) benefited absolute returns.

•	Foreign currency performance gains were primarily from long Japanese yen and Indonesian rupiah and short New Zealand dollar positions.

What hurt performance during the year:

•	Allocation to senior secured floating-rate loans detracted from absolute returns.

•	Allocations to taxable municipal bonds, non-agency residential mortgage-backed securities (RMBS) and non-US dollar denominated developed market debt hindered performance.

•

Negative foreign currency returns were primarily from long exposure to the Norwegian krone, Uruguayan, Dominican and Colombian peso, euro, South African rand and Turkish lira. Short positions in the Australian dollar and Singapore dollar also detracted from results.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio utilized currency forwards, government bond futures, and index credit default swaps as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to certain currencies, government bonds, and credit sectors.

Portfolio Positioning and Outlook — Franklin Advisers, Inc.

We maintained our largest exposure to corporate credit; we increased our HY allocation while decreasing IG corporate bond allocation during the 12-month reporting period. Within the securitized sectors, we favored RMBS. We reduced allocation to agency MBS, TIPS and taxable municipal bonds and increased our exposure to EM debt and tax-exempt municipal bonds.

As we enter 2021, we have reasons for cautious optimism, but we should not let our guard down. Overall, our base-case scenario is cautiously optimistic about the macroeconomic environment and the prospects for an economic rebound in the year ahead. We have a good shot at getting our economies — and our lives — back on track. Policymakers have made it clear they will continue to provide policy support in 2021 and possibly beyond. On the political front, the U.S. elections are now behind us.

We expect central bank and fiscal authorities will remain extraordinarily accommodative, increased savings rates

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO (Unaudited)

and pent-up demand will continue to drive consumer strength, vaccine deployments will bolster consumer confidence, and the U.S. business environment will not suffer major adverse impact from domestic policy changes. In this baseline scenario, once the recovery is entrenched and COVID-19 has been brought under control, attention will need to shift to the medium- and longer-term uncertainties seeded by this extraordinary period, including the possibility of an inflation pick-up as activity accelerates, with the attendant impact on yields and high debt levels.

Portfolio Characteristics As of December 31, 2020
Weighted Average Life (Years)	5.43
Weighted Average Coupon (%)	4.26
Weighted Average Effective Duration (Years)*	4.16
Weighted Average Rating**	BBB-

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2020	% of Net Assets
Foreign Government Securities	10.2%
Collateralized Mortgage Obligations	8.9
Communication Services	8.1
Consumer Discretionary	7.9
Industrials	7.5
Financials	7.4
Asset-Backed Securities	6.8
Materials	6.3
Energy	6.1
U.S. Treasury Obligations	4.9
Mortgage-Backed Securities	4.4
Utilities	3.9
Information Technology	3.8
Consumer Staples	3.3
Health Care	3.3
Municipal Bonds	2.4
Real Estate	2.3
Repurchase Agreements	1.0
Supranational	0.8
Commercial Mortgage-Backed Security	0.0 #
Cash and Other	0.7

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,065.10	$4.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.46	4.72

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.93%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (6.8%)
AMMC CLO 15 Ltd., Series 2014-15A BRR 2.037%, 1/15/32 (l)§		$250,000	$248,356
Antares CLO Ltd., Series 2018-1A B 1.868%, 4/20/31 (l)§		345,000	332,588
ARES L CLO Ltd., Series 2018-50A B 1.937%, 1/15/32 (l)§		400,000	400,002
Atrium XV, Series 15A A1 1.379%, 1/23/31 (l)§		300,000	300,001
Series 15A B 1.959%, 1/23/31 (l)§		300,000	299,633
Series 15A D 3.209%, 1/23/31 (l)§		250,000	246,221
BlueMountain Fuji Eur CLO V DAC, Series 5A B 1.550%, 1/15/33 (l)§	EUR	250,000	304,618
Burnham Park CLO Ltd., Series 2016-1A BR 1.718%, 10/20/29 (l)§		$250,000	248,598
Buttermilk Park CLO Ltd., Series 2018-1A C 2.337%, 10/15/31 (l)§		334,000	332,075
Carlyle GMS Finance MM CLO LLC, Series 2015-1A A2R 2.437%, 10/15/31 (l)§		287,000	283,471
Carlyle US CLO Ltd., Series 2017-2A A2A 1.918%, 7/20/31 (l)§		300,000	299,304
CF Hippolyta LLC, Series 2020-1 A1 1.690%, 7/15/60§		95,438	97,214
Citibank Credit Card Issuance Trust, Series 2017-A7 A7 0.522%, 8/8/24 (l)		353,000	354,531
CWABS Asset-Backed Certificates Trust, Series 2005-11 AF4 5.210%, 3/25/34 (l)		41,062	40,727
Dryden 42 Senior Loan Fund, Series 2016-42A CR 2.287%, 7/15/30 (l)§		500,000	497,830
Series 2016-42A DR 3.167%, 7/15/30 (l)§		306,000	297,040
Harbor Park CLO Ltd., Series 2018-1A A2 1.618%, 1/20/31 (l)§		250,000	249,999
Series 2018-1A B1 1.918%, 1/20/31 (l)§		250,000	250,012
Series 2018-1A D 3.118%, 1/20/31 (l)§		250,000	246,437
LCM XVI LP, Series 16A BR2 1.987%, 10/15/31 (l)§		263,490	261,188
Madison Park Euro Funding VIII DAC, Series 8A BRN 1.700%, 4/15/32 (l)§	EUR	250,000	305,699
Mill City Mortgage Loan Trust, Series 2018-4 A1B 3.500%, 4/25/66 (l)§		317,241	337,323
NZCG Funding Ltd., Series 2015-1A A2R 1.783%, 2/26/31 (l)§		518,000	514,888
Octagon Investment Partners 28 Ltd., Series 2016-1A A2R 1.665%, 10/24/30 (l)§		300,000	300,005
Series 2016-1A BR 2.015%, 10/24/30 (l)§		250,000	250,011
Octagon Loan Funding Ltd., Series 2014-1A DRR 3.120%, 11/18/31 (l)§		200,000	192,513
Voya CLO Ltd., Series 2013-2A A2AR 1.615%, 4/25/31 (l)§		300,000	294,050

Total Asset-Backed Securities			7,784,334

Collateralized Mortgage Obligations (8.9%)
BRAVO Residential Funding Trust, Series 2019-1 A1C 3.500%, 3/25/58§		154,855	159,579
Series 2019-2 A3 3.500%, 10/25/44 (l)§		204,344	213,421
CIM Trust, Series 2019-INV1 A1 4.000%, 2/25/49 (l)§		148,410	152,562
Series 2019-INV2 A3 4.000%, 5/25/49 (l)§		232,942	239,522
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2013-DN2 M2 4.395%, 11/25/23 (l)		308,701	306,969
Series 2014-DN2 M3 3.745%, 4/25/24 (l)		247,947	246,228
Series 2014-DN4 M3 4.695%, 10/25/24 (l)		117,822	120,837
Series 2015-DNA3 M3 4.845%, 4/25/28 (l)		402,081	418,581
Series 2015-HQA1 M3 4.845%, 3/25/28 (l)		318,184	330,285
Series 2016-DNA1 M3 5.695%, 7/25/28 (l)		286,305	298,761
Series 2016-DNA2 M3 4.795%, 10/25/28 (l)		276,772	287,978
Series 2017-DNA1 M2 3.395%, 7/25/29 (l)		278,783	285,391
Series 2017-DNA2 M2 3.595%, 10/25/29 (l)		290,000	299,508
Series 2017-DNA3 M2 2.645%, 3/25/30 (l)		870,000	881,884
Series 2017-HQA1 M2 3.695%, 8/25/29 (l)		212,946	218,540
FNMA, Series 2013-C01 M2 5.395%, 10/25/23 (l)		348,478	356,598
Series 2014-C01 M2 4.545%, 1/25/24 (l)		430,113	433,545
Series 2014-C02 1M2 2.745%, 5/25/24 (l)		231,770	225,747

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Series 2014-C02 2M2 2.745%, 5/25/24(l)	$421,176	$417,569
Series 2014-C03 1M2 3.145%, 7/25/24(l)	361,968	351,305
Series 2014-C03 2M2 3.045%, 7/25/24(l)	245,492	246,039
Series 2015-C01 1M2 4.445%, 2/25/25(l)	82,513	84,102
Series 2015-C01 2M2 4.695%, 2/25/25(l)	55,483	56,356
Series 2015-C02 1M2 4.145%, 5/25/25(l)	285,486	290,456
Series 2015-C02 2M2 4.145%, 5/25/25(l)	86,804	88,220
Series 2015-C03 1M2 5.145%, 7/25/25(l)	410,787	422,150
Series 2015-C03 2M2 5.145%, 7/25/25(l)	128,675	130,615
Series 2016-C02 1M2 6.145%, 9/25/28(l)	167,891	178,047
Series 2016-C05 2M2 4.595%, 1/25/29(l)	276,530	287,945
Series 2016-C06 1M2 4.395%, 4/25/29(l)	163,734	171,421
Series 2016-C07 2M2 4.495%, 5/25/29(l)	312,009	325,068
Series 2017-C01 1M2 3.695%, 7/25/29(l)	309,409	318,394
Series 2017-C03 1M2 3.145%, 10/25/29(l)	618,529	625,433
Series 2017-C04 2M2 2.995%, 11/25/29(l)	34,527	34,745
Series 2017-C05 1M2 2.345%, 1/25/30(l)	415,707	415,182
Provident Funding Mortgage Trust,
Series 2019-1 A2 3.000%, 12/25/49 (l)§	119,936	121,979
Series 2020-1 A3 3.000%, 2/25/50 (l)§	101,221	102,216

Total Collateralized Mortgage Obligations		10,143,178

Commercial Mortgage-Backed Security (0.0%)
Commercial Mortgage Trust,
Series 2006-GG7 AJ 6.012%, 7/10/38(l)	48,578	42,749

Total Commercial Mortgage-Backed Security		42,749

Corporate Bonds (52.6%)
Communication Services (6.6%)
Diversified Telecommunication Services (1.1%)
Altice France Holding SA 6.000%, 2/15/28§	400,000	407,000
AT&T, Inc. 2.300%, 6/1/27	100,000	106,549
Bell Canada 4.464%, 4/1/48	50,000	66,422
CCO Holdings LLC 4.500%, 8/15/30§	100,000	106,622
4.500%, 5/1/32§	300,000	320,316
Virgin Media Secured Finance plc 4.500%, 8/15/30§	200,000	210,000

		1,216,909

Entertainment (0.7%)
Live Nation Entertainment, Inc. 3.750%, 1/15/28§	100,000	101,040
Netflix, Inc. 5.875%, 2/15/25	300,000	344,625
WMG Acquisition Corp. 3.000%, 2/15/31§	400,000	390,500

		836,165

Interactive Media & Services (0.4%)
Tencent Holdings Ltd. 2.390%, 6/3/30§	400,000	409,625

Media (3.4%)
Altice Financing SA 7.500%, 5/15/26§	300,000	315,840
Charter Communications Operating LLC 2.800%, 4/1/31	500,000	527,740
Clear Channel International BV 6.625%, 8/1/25§	100,000	105,250
Clear Channel Worldwide Holdings, Inc. 9.250%, 2/15/24	285,000	288,249
5.125%, 8/15/27§	100,000	101,500
CSC Holdings LLC 5.500%, 5/15/26§	422,000	437,825
Diamond Sports Group LLC 5.375%, 8/15/26§	200,000	162,500
6.625%, 8/15/27 (x)§	100,000	60,500
DISH DBS Corp. 6.750%, 6/1/21	95,000	96,900
5.875%, 7/15/22	57,000	59,850
5.875%, 11/15/24	130,000	135,889
7.375%, 7/1/28	200,000	214,250
Fox Corp. 3.500%, 4/8/30	100,000	113,870
Gray Television, Inc. 4.750%, 10/15/30§	300,000	304,500
Nexstar Broadcasting, Inc. 4.750%, 11/1/28§	300,000	313,500
Sinclair Television Group, Inc. 5.500%, 3/1/30§	100,000	104,375
4.125%, 12/1/30§	200,000	204,146
Univision Communications, Inc. 5.125%, 2/15/25§	379,000	381,843

		3,928,527

Wireless Telecommunication Services (1.0%)
Hughes Satellite Systems Corp. 6.625%, 8/1/26	200,000	226,294
Sprint Communications, Inc. 6.000%, 11/15/22	95,000	103,075
Sprint Corp. 7.875%, 9/15/23	95,000	109,754
T-Mobile USA, Inc. 3.875%, 4/15/30§	400,000	461,000
3.300%, 2/15/51§	200,000	206,000

		1,106,123

Total Communication Services		7,497,349

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Consumer Discretionary (6.3%)
Auto Components (0.9%)
Allison Transmission, Inc. 5.875%, 6/1/29§	$200,000	$220,250
3.750%, 1/30/31§	200,000	204,250
Dana, Inc. 5.625%, 6/15/28	300,000	323,625
Goodyear Tire & Rubber Co. (The) 4.875%, 3/15/27	300,000	307,564

		1,055,689

Distributors (0.2%)
Resideo Funding, Inc. 6.125%, 11/1/26§	200,000	211,250

Hotels, Restaurants & Leisure (3.1%)
1011778 BC ULC 4.000%, 10/15/30§	500,000	505,465
Caesars Entertainment, Inc. 6.250%, 7/1/25§	200,000	212,500
Caesars Resort Collection LLC 5.750%, 7/1/25§	200,000	211,415
Carnival Corp. 7.625%, 3/1/26§	300,000	326,847
Golden Nugget, Inc. 6.750%, 10/15/24§	268,000	266,076
International Game Technology plc 5.250%, 1/15/29§	400,000	430,000
KFC Holding Co. 5.250%, 6/1/26§	249,000	258,337
MGM Resorts International 4.750%, 10/15/28	300,000	321,561
NCL Corp. Ltd. 5.875%, 3/15/26§	300,000	314,250
Royal Caribbean Cruises Ltd. 3.700%, 3/15/28	250,000	221,025
Wynn Las Vegas LLC 5.500%, 3/1/25§	230,000	239,488
Wynn Macau Ltd. 5.625%, 8/26/28§	200,000	208,750

		3,515,714

Household Durables (0.9%)
KB Home 7.000%, 12/15/21	230,000	238,618
Mohawk Industries, Inc. 3.625%, 5/15/30	400,000	443,057
Williams Scotsman International, Inc. 4.625%, 8/15/28§	300,000	310,875

		992,550

Internet & Direct Marketing Retail (0.3%)
JD.com, Inc. 3.375%, 1/14/30	300,000	325,523

Multiline Retail (0.3%)
Dollar Tree, Inc. 4.200%, 5/15/28	100,000	119,127
K2016470219 South Africa Ltd. 3.000%, 12/31/22 PIK§	231,377	1,716
Macy’s Retail Holdings LLC 3.625%, 6/1/24 (x)	250,000	239,410

		360,253

Specialty Retail (0.3%)
AutoNation, Inc. 4.750%, 6/1/30	50,000	60,094
L Brands, Inc. 5.250%, 2/1/28	100,000	104,358
6.625%, 10/1/30§	100,000	110,500
Lithia Motors, Inc. 4.375%, 1/15/31§	100,000	106,500
Party City Holdings, Inc. (ICE LIBOR USD 6 Month + 5.00%, 5.75% Floor), 5.750%, 7/15/25 (k)§	25,029	22,401

		403,853

Textiles, Apparel & Luxury Goods (0.3%)
Hanesbrands, Inc. 4.875%, 5/15/26§	318,000	344,632

Total Consumer Discretionary		7,209,464

Consumer Staples (3.1%)
Beverages (0.5%)
Anheuser-Busch InBev Worldwide, Inc. 3.500%, 6/1/30	500,000	578,601

Food & Staples Retailing (0.4%)
Cencosud SA 4.375%, 7/17/27§	400,000	447,125

Food Products (1.5%)
B&G Foods, Inc. 5.250%, 9/15/27	400,000	423,400
Chobani LLC 4.625%, 11/15/28§	400,000	405,000
Kraft Heinz Foods Co. 3.875%, 5/15/27§	400,000	433,466
MHP Lux SA 6.950%, 4/3/26§	200,000	219,312
Post Holdings, Inc. 4.625%, 4/15/30§	200,000	209,892

		1,691,070

Household Products (0.5%)
Energizer Holdings, Inc. 4.375%, 3/31/29§	300,000	310,656
Kimberly-Clark de Mexico SAB de CV 2.431%, 7/1/31§	200,000	206,500
Spectrum Brands, Inc. 5.500%, 7/15/30§	100,000	108,000

		625,156

Tobacco (0.2%)
Altria Group, Inc. 3.400%, 5/6/30	150,000	165,792
BAT Capital Corp. 4.540%, 8/15/47	50,000	54,469

		220,261

Total Consumer Staples		3,562,213

Energy (6.0%)
Energy Equipment & Services (0.2%)
Baker Hughes a GE Co. LLC 4.486%, 5/1/30	50,000	60,091

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Nabors Industries Ltd. 7.250%, 1/15/26§		$200,000	$140,234
Weatherford International Ltd. 11.000%, 12/1/24§		97,000	75,660

			275,985

Oil, Gas & Consumable Fuels (5.8%)
Aker BP ASA 4.750%, 6/15/24§		200,000	206,918
4.000%, 1/15/31§		150,000	162,151
Antero Resources Corp. 8.375%, 7/15/26§		100,000	101,600
Apache Corp. 4.625%, 11/15/25		200,000	210,684
4.875%, 11/15/27		200,000	212,500
Cenovus Energy, Inc. 5.375%, 7/15/25		300,000	338,256
Cheniere Energy Partners LP 5.250%, 10/1/25		230,000	236,038
Cheniere Energy, Inc. 4.625%, 10/15/28§		100,000	105,375
Comstock Resources, Inc. 9.750%, 8/15/26		200,000	214,750
Continental Resources, Inc. 5.750%, 1/15/31§		200,000	222,230
CVR Energy, Inc. 5.250%, 2/15/25§		200,000	193,250
Ecopetrol SA 4.125%, 1/16/25		200,000	217,313
Endeavor Energy Resources LP 5.750%, 1/30/28§		200,000	215,340
Energy Transfer Operating LP 5.200%, 2/1/22		191,000	197,848
EnLink Midstream LLC 5.625%, 1/15/28§		100,000	102,020
5.375%, 6/1/29		300,000	294,000
EnQuest plc 7.000%, 10/15/23 PIK ((m)		152,114	98,088
Enterprise Products Operating LLC 4.800%, 2/1/49		50,000	62,765
EQT Corp. 5.000%, 1/15/29		300,000	316,296
Martin Midstream Partners LP 10.000%, 2/29/24§		72,740	73,831
11.500%, 2/28/25 (x)§		330,330	325,375
MPLX LP 2.650%, 8/15/30		500,000	523,423
Occidental Petroleum Corp. 8.875%, 7/15/30		200,000	235,500
6.125%, 1/1/31		100,000	107,020
6.450%, 9/15/36		100,000	104,500
Rattler Midstream LP 5.625%, 7/15/25§		400,000	422,500
Sabine Pass Liquefaction LLC 4.500%, 5/15/30§		400,000	474,463
Seven Generations Energy Ltd. 5.375%, 9/30/25§		100,000	102,500
Sunoco LP 6.000%, 4/15/27		100,000	106,302
4.500%, 5/15/29§		400,000	415,500

			6,598,336

Total Energy			6,874,321

Financials (6.9%)
Banks (3.3%)
Akbank T.A.S. 5.125%, 3/31/25 (x)§		400,000	404,000
Banco Santander SA 2.749%, 12/3/30		200,000	206,101
Bank of America Corp. 3.248%, 10/21/27		153,000	171,905
Banque Centrale de Tunisie International Bond 5.625%, 2/17/24 (m)	EUR	700,000	785,121
China Construction Bank Corp.
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 1.88%), 4.250%, 2/27/29 (k)(m)		$200,000	214,938
Comerica, Inc. (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 5.29%), 5.625%, 7/1/25 (k)(y)		100,000	109,875
HSBC Holdings plc (SOFR + 2.39%), 2.848%, 6/4/31 (k)		300,000	320,479
(SOFR + 1.95%), 2.357%, 8/18/31 (k)		200,000	205,895
Industrial & Commercial Bank of China Ltd. 3.538%, 11/8/27		250,000	276,484
JPMorgan Chase & Co. 3.875%, 9/10/24		191,000	213,249
(SOFR + 2.04%), 2.522%, 4/22/31 (k)		300,000	320,236
Lloyds Banking Group plc (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.50%), 3.870%, 7/9/25 (k)		200,000	220,004
SVB Financial Group 3.125%, 6/5/30		100,000	111,975
Wells Fargo & Co. (SOFR + 2.00%), 2.188%, 4/30/26 (k)		200,000	210,521

			3,770,783

Capital Markets (1.2%)
Goldman Sachs Group, Inc. (The) 3.500%, 1/23/25		200,000	220,872
Israel Electric Corp. Ltd. 4.250%, 8/14/28(m)		300,000	345,844
Morgan Stanley 3.875%, 1/27/26		305,000	349,408
(ICE LIBOR USD 3 Month + 1.34%), 3.591%, 7/22/28(k)		191,000	217,212
MSCI, Inc. 4.000%, 11/15/29§		200,000	213,000
Sanchez Energy Corp. 6.125%, 1/15/23(h)		57,000	285

			1,346,621

Consumer Finance (0.7%)
FirstCash, Inc. 4.625%, 9/1/28§		300,000	309,000
OneMain Finance Corp. 6.625%, 1/15/28		100,000	119,000
5.375%, 11/15/29		100,000	112,487
4.000%, 9/15/30		200,000	207,522

			748,009

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Diversified Financial Services (0.3%)
MPH Acquisition Holdings LLC 5.750%, 11/1/28§	$400,000	$392,120

Insurance (0.4%)
Alliant Holdings Intermediate LLC 6.750%, 10/15/27§	100,000	107,000
Arch Capital Group Ltd. 3.635%, 6/30/50	300,000	346,512

		453,512

Thrifts & Mortgage Finance (1.0%)
MGIC Investment Corp. 5.250%, 8/15/28	200,000	214,000
PennyMac Financial Services, Inc. 5.375%, 10/15/25§	300,000	316,500
Quicken Loans LLC 3.625%, 3/1/29§	100,000	102,110
3.875%, 3/1/31§	100,000	103,489
United Shore Financial Services LLC 5.500%, 11/15/25§	400,000	422,000

		1,158,099

Total Financials		7,869,144

Health Care (2.8%)
Biotechnology (0.3%)
AbbVie, Inc. 3.200%, 11/21/29	300,000	336,214

Health Care Providers & Services (1.4%)
Anthem, Inc. 3.700%, 9/15/49	50,000	59,101
Centene Corp. 5.375%, 6/1/26§	76,000	79,990
4.250%, 12/15/27	200,000	212,750
3.375%, 2/15/30	200,000	210,418
Cigna Corp. 4.900%, 12/15/48	50,000	67,956
Community Health Systems, Inc. 6.625%, 2/15/25§	100,000	105,123
5.625%, 3/15/27§	200,000	215,050
CVS Health Corp. 4.300%, 3/25/28	57,000	67,400
HCA, Inc. 5.375%, 9/1/26	287,000	329,878
Molina Healthcare, Inc. 3.875%, 11/15/30§	100,000	106,875
Orlando Health Obligated Group 3.777%, 10/1/28	75,000	84,015
Quest Diagnostics, Inc. 2.800%, 6/30/31	50,000	54,987

		1,593,543

Pharmaceuticals (1.1%)
Bausch Health Americas, Inc. 8.500%, 1/31/27§	191,000	212,010
Bausch Health Cos., Inc. 6.125%, 4/15/25§	157,000	161,382
5.000%, 2/15/29§	100,000	102,820
Bayer US Finance II LLC 4.375%, 12/15/28§	211,000	247,760
Endo Dac 9.500%, 7/31/27§	148,000	165,205
6.000%, 6/30/28§	226,000	188,428
Par Pharmaceutical, Inc. 7.500%, 4/1/27§	55,000	59,421
Royalty Pharma plc 3.300%, 9/2/40§	100,000	104,406

		1,241,432

Total Health Care		3,171,189

Industrials (6.3%)
Aerospace & Defense (0.5%)
Bombardier, Inc. 7.500%, 3/15/25§	250,000	233,750
TransDigm, Inc. 6.250%, 3/15/26§	300,000	319,500

		553,250

Air Freight & Logistics (0.1%)
FedEx Corp. 4.050%, 2/15/48	50,000	59,735

Airlines (0.9%)
American Airlines Group, Inc. 3.750%, 3/1/25§	300,000	230,289
Delta Air Lines, Inc. 2.900%, 10/28/24	250,000	246,613
4.500%, 10/20/25§	300,000	321,742
United Airlines Holdings, Inc. 4.875%, 1/15/25 (x)	225,000	221,130

		1,019,774

Building Products (0.6%)
Carrier Global Corp. 2.722%, 2/15/30	400,000	427,513
Cornerstone Building Brands, Inc. 8.000%, 4/15/26§	200,000	210,000

		637,513

Commercial Services & Supplies (0.6%)
Prime Security Services Borrower LLC 3.375%, 8/31/27§	350,000	347,812
RELX Capital, Inc. 3.000%, 5/22/30	50,000	55,395
Stericycle, Inc. 3.875%, 1/15/29§	300,000	307,401

		710,608

Construction & Engineering (0.1%)
Rutas 2 and 7 Finance Ltd.
(Zero Coupon), 9/30/36§	200,000	149,000

Machinery (1.1%)
ATS Automation Tooling Systems, Inc. 4.125%, 12/15/28§	400,000	407,500
Navistar International Corp. 6.625%, 11/1/25§	300,000	313,260
Vertical US Newco, Inc. 5.250%, 7/15/27§	400,000	421,000
Westinghouse Air Brake Technologies Corp. 3.200%, 6/15/25	100,000	107,750

		1,249,510

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Marine (0.4%)
ICTSI Treasury BV 4.625%, 1/16/23 (m)	$400,000	$420,052

Professional Services (0.2%)
IHS Markit Ltd. 4.000%, 3/1/26§	230,000	263,371

Road & Rail (0.9%)
Burlington Northern Santa Fe LLC 4.150%, 4/1/45	100,000	131,186
DAE Funding LLC 4.500%, 8/1/22§	76,000	76,309
5.000%, 8/1/24§	306,000	314,797
Kazakhstan Temir Zholy Finance BV 6.950%, 7/10/42§	200,000	297,062
Russian Railways 5.700%, 4/5/22 (m)	200,000	211,188

		1,030,542

Trading Companies & Distributors (0.9%)
Beacon Roofing Supply, Inc. 4.875%, 11/1/25§	306,000	312,885
H&E Equipment Services, Inc. 3.875%, 12/15/28§	300,000	303,210
Herc Holdings, Inc. 5.500%, 7/15/27§	200,000	212,750
WESCO Distribution, Inc. 7.125%, 6/15/25§	100,000	109,750
7.250%, 6/15/28§	100,000	113,510

		1,052,105

Total Industrials		7,145,460

Information Technology (2.4%)
Communications Equipment (0.3%)
CommScope Technologies LLC 5.000%, 3/15/27§	326,000	322,300

Electronic Equipment, Instruments & Components (0.6%)
CDW LLC 3.250%, 2/15/29	300,000	304,500
Flex Ltd. 4.875%, 5/12/30	200,000	239,000
FLIR Systems, Inc. 2.500%, 8/1/30	100,000	105,032

		648,532

IT Services (1.1%)
Cablevision Lightpath LLC 3.875%, 9/15/27§	300,000	301,875
Fiserv, Inc. 2.650%, 6/1/30	200,000	215,988
Gartner, Inc. 4.500%, 7/1/28§	200,000	210,750
Presidio Holdings, Inc. 4.875%, 2/1/27§	300,000	317,625
Tempo Acquisition LLC 6.750%, 6/1/25§	200,000	206,210

		1,252,448

Semiconductors & Semiconductor Equipment (0.3%)
ON Semiconductor Corp. 3.875%, 9/1/28§	400,000	415,620

Software (0.1%)
Blackboard, Inc. 10.375%, 11/15/24§	100,000	105,000

Total Information Technology		2,743,900

Materials (6.0%)
Chemicals (3.0%)
Alpek SAB de CV 4.250%, 9/18/29§	200,000	218,562
Anagram International, Inc. 10.000%, 8/15/26 PIK§	13,529	12,804
Axalta Coating Systems LLC 3.375%, 2/15/29§	200,000	200,348
Braskem Netherlands Finance BV 4.500%, 1/31/30§	500,000	512,969
CNAC HK Finbridge Co. Ltd. 4.875%, 3/14/25 (m)	200,000	213,937
Element Solutions, Inc. 3.875%, 9/1/28§	300,000	306,750
Gates Global LLC 6.250%, 1/15/26§	300,000	316,125
HB Fuller Co. 4.250%, 10/15/28	200,000	205,000
Ingevity Corp. 3.875%, 11/1/28§	100,000	100,250
Methanex Corp. 5.125%, 10/15/27	200,000	216,876
Olin Corp. 5.125%, 9/15/27	300,000	312,807
SABIC Capital II BV 4.500%, 10/10/28§	200,000	236,813
Syngenta Finance NV 4.892%, 4/24/25§	200,000	214,664
TPC Group, Inc. 10.500%, 8/1/24§	200,000	165,250
Westlake Chemical Corp. 3.375%, 6/15/30	100,000	110,068
Yara International ASA 3.148%, 6/4/30§	100,000	108,495

		3,451,718

Construction Materials (0.3%)
Cemex SAB de CV 5.700%, 1/11/25§	287,000	292,292

Containers & Packaging (1.4%)
Bemis Co., Inc. 2.630%, 6/19/30	50,000	54,106
Crown Americas LLC 4.750%, 2/1/26	334,000	346,525
Mauser Packaging Solutions Holding Co. 7.250%, 4/15/25§	372,000	375,720
Owens-Brockway Glass Container, Inc. 5.875%, 8/15/23§	134,000	143,380
Reynolds Group Issuer, Inc. 5.125%, 7/15/23§	5,000	5,061
4.000%, 10/15/27§	100,000	102,250
Sealed Air Corp. 4.875%, 12/1/22§	115,000	120,462
5.125%, 12/1/24§	191,000	208,190
5.500%, 9/15/25§	76,000	84,930

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
WRKCo, Inc. 3.000%, 6/15/33		$120,000	$131,998

			1,572,622

Metals & Mining (1.2%)
CSN Inova Ventures 6.750%, 1/28/28§		200,000	217,313
FMG Resources August 2006 Pty. Ltd. 5.125%, 3/15/23§		76,000	80,275
5.125%, 5/15/24§		253,000	274,505
Indonesia Asahan Aluminium Persero PT 5.450%, 5/15/30§		400,000	481,250
Novelis Corp. 5.875%, 9/30/26§		341,000	355,492

			1,408,835

Paper & Forest Products (0.1%)
Suzano Austria GmbH 3.750%, 1/15/31		100,000	106,000

Total Materials			6,831,467

Real Estate (2.3%)
Equity Real Estate Investment Trusts (REITs) (1.6%)
AvalonBay Communities, Inc. (REIT) 2.450%, 1/15/31		100,000	107,076
Global Net Lease, Inc. (REIT) 3.750%, 12/15/27§		200,000	205,368
MGM Growth Properties Operating Partnership LP (REIT) 3.875%, 2/15/29§		100,000	102,125
MPT Operating Partnership LP (REIT) 5.250%, 8/1/26		53,000	55,491
5.000%, 10/15/27		211,000	224,451
Park Intermediate Holdings LLC (REIT) 5.875%, 10/1/28§		400,000	427,000
SBA Communications Corp. (REIT) 3.875%, 2/15/27§		200,000	209,560
VICI Properties LP (REIT) 3.750%, 2/15/27§		500,000	511,250

			1,842,321

Real Estate Management & Development (0.7%)
China Overseas Finance Cayman VI Ltd. 5.950%, 5/8/24 (m)		200,000	227,062
Five Point Operating Co. LP 7.875%, 11/15/25§		200,000	211,460
Howard Hughes Corp. (The) 5.375%, 8/1/28§		300,000	321,837

			760,359

Total Real Estate			2,602,680

Utilities (3.9%)
Electric Utilities (2.2%)
Electricite de France SA (USD Swap Semi 10 Year + 3.71%), 5.250%, 1/29/23 (k)(y)§		575,000	606,625
Exelon Corp. 4.050%, 4/15/30		400,000	472,920
Southern Co. (The) 3.250%, 7/1/26		390,000	437,815
State Grid Overseas Investment 2016 Ltd. 3.500%, 5/4/27§		449,000	496,847
Three Gorges Finance I Cayman Islands Ltd. 3.150%, 6/2/26§		249,000	267,519
TNB Global Ventures Capital Bhd. 3.244%, 10/19/26(m)		200,000	217,437

			2,499,163

Independent Power and Renewable Electricity Producers (1.4%)
Calpine Corp. 5.125%, 3/15/28§		100,000	104,980
5.000%, 2/1/31§		300,000	313,500
Clearway Energy Operating LLC 5.750%, 10/15/25		268,000	282,405
Colbun SA 3.950%, 10/11/27§		200,000	224,687
3.150%, 3/6/30§		200,000	215,688
InterGen NV 7.000%, 6/30/23 (x)§		200,000	193,000
Talen Energy Supply LLC 7.250%, 5/15/27§		300,000	318,000

			1,652,260

Multi-Utilities (0.3%)
Dominion Energy, Inc. Series C 3.375%, 4/1/30		300,000	341,235

Total Utilities			4,492,658

Total Corporate Bonds			59,999,845

Foreign Government Securities (10.2%)
Argentine Republic 1.000%, 7/9/29		20,596	8,959
0.125%, 7/9/30 (e)		171,252	69,614
0.125%, 7/9/35 (e)		313,747	114,832
Dominican Republic Government Bond 8.900%, 2/15/23§	DOP	15,100,000	265,789
Export-Import Bank of India 3.875%, 2/1/28§		$545,000	600,760
Gabonese Republic 6.625%, 2/6/31§		600,000	617,812
Mex Bonos Desarr Fix Rt 6.500%, 6/10/21	MXN	6,900,000	349,974
Notas del Tesoro 3.750%, 4/17/26		$100,000	108,938
Oriental Republic of Uruguay 3.700%, 6/26/37 TIPS	UYU	21,308,446	563,125
Republic of Angola 8.250%, 5/9/28§		$800,000	767,750
Republic of Belarus 7.625%, 6/29/27§		400,000	439,500
6.200%, 2/28/30§		300,000	303,844
Republic of Colombia 3.875%, 4/25/27		200,000	222,300
9.850%, 6/28/27	COP	1,255,000,000	475,844

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
4.500%, 3/15/29	$200,000	$231,000
5.000%, 6/15/45	500,000	611,094
Republic of Indonesia 4.350%, 1/8/27§	700,000	815,281
3.850%, 7/18/27§	200,000	228,063
Republic of Iraq 5.800%, 1/15/28§	656,250	609,492
Republic of Kazakhstan 4.875%, 10/14/44§	500,000	675,781
Republic of Peru 6.550%, 3/14/37	200,000	303,250
Republic of Turkey 4.875%, 10/9/26	400,000	404,250
Russian Federation 4.875%, 9/16/23§	600,000	658,800
Ukraine Government Bond 7.375%, 9/25/32§	500,000	549,375
0.000%, 5/31/40§	174,000	178,839
United Mexican States 4.150%, 3/28/27	1,000,000	1,157,500
3.750%, 1/11/28	200,000	225,312

Total Foreign Government Securities		11,557,078

Loan Participations (7.2%)
Communication Services (1.5%)
Diversified Telecommunication Services (0.5%)
Altice France SA, Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 4.237%, 8/14/26 (k)	9,894	9,822
Aventiv Technologies, LLC, 1st Lien Initial Term Loan (ICE LIBOR USD 3 Month + 4.50%), 5.500%, 11/1/24 (k)	465,924	435,639
Radiate HoldCo, LLC, Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 4.250%, 9/25/26 (k)	10,133	10,136
Zayo Group Holdings, Inc. Initial Dollar Term Loan (ICE LIBOR USD 1 Month + 3.00%), 3.147%, 3/9/27 (k)	116,093	115,169

		570,766

Interactive Media & Services (0.0%)
MH Sub I, LLC, First Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 4.750%, 9/13/24 (k)	8,807	8,778

Media (1.0%)
Banijay Entertainment S.A.S. Facility B (ICE LIBOR USD 1 Month + 3.75%), 3.903%, 3/1/25 (k)	102,159	100,626
Cengage Learning, Inc., Term Loan (ICE LIBOR USD 3 Month + 4.25%), 5.250%, 6/7/23 (k)	29,922	28,725
Clear Channel Outdoor Holdings, Inc. Term Loan B (ICE LIBOR USD 3 Month + 3.50%), 3.714%, 8/21/26 (k)	59,698	57,310
CSC Holdings, LLC, Refinancing Term Loan (ICE LIBOR USD 1 Month + 2.25%), 2.409%, 7/17/25 (k)	118,032	116,261
Diamond Sports Group, LLC, Term Loan (ICE LIBOR USD 1 Month + 3.25%), 3.400%, 8/24/26 (k)	84,267	74,576
Gray Television, Inc. Term Loan C (ICE LIBOR USD 1 Month + 2.50%), 2.655%, 1/2/26 (k)	77,375	76,730
Nexstar Broadcasting, Inc. Term Loan B-3 (ICE LIBOR USD 1 Month + 2.25%), 2.395%, 1/17/24 (k)	198,009	195,946
Sinclair Television Group, Inc.-Tranche Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.400%, 1/3/24 (k)	332,423	328,129
Vertical Midco GmbH. USD Term Loan (ICE LIBOR USD 6 Month + 4.25%), 4.567%, 6/30/27 (k)	94,489	94,799
Virgin Media Bristol LLC, Term Loan Q (ICE LIBOR USD 3 Month + 0.00%), 0.000%, 1/31/29 (k)	6,084	6,064

		1,079,166

Total Communication Services		1,658,710

Consumer Discretionary (1.6%)
Auto Components (0.3%)
Adient US LLC, Initial Term Loan (ICE LIBOR USD 1 Month + 4.25%), 4.397%, 5/6/24 (k)	216,700	216,483
Clarios Global LP. Initial Dollar First Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 3.647%, 4/30/26 (k)	48,604	48,361
First Brands Group, LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 3 Month + 7.50%), 8.500%, 2/2/24(k)	64,799	64,475

		329,319

Automobiles (0.2%)
Thor Industries, Inc. Initial Term Loan (ICE LIBOR USD 1 Month + 3.75%), 3.938%, 2/1/26 (k)	196,038	195,548

Diversified consumer services (0.0%)
LegalZoom.com, Inc. 1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.50%), 4.646%, 11/21/24 (k)	49,621	49,456

Hotels, Restaurants & Leisure (0.5%)
24 Hour Fitness Worldwide, Inc., Exit Term Loan (ICE LIBOR USD 3 Month + 5.00%), 0.000%, 12/30/25 (k)	186,879	157,601
Boyd Gaming Corp. Refinancing Term Loan B (1 Week LIBOR + 2.25%), 2.352%, 9/15/23 (k)	248,027	245,724
Caesars Resort Collection LLC, Term Loan B1 (ICE LIBOR USD 1 Month + 4.50%), 4.647%, 7/21/25 (k)	5,209	5,209
Caesars Resort Collection, LLC, Term Loan B (ICE LIBOR USD 1 Month + 2.75%), 2.897%, 12/23/24 (k)	98,726	96,697

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
IRB Holding Corp., Term Loan
(ICE LIBOR USD 3 Month + 3.25%), 4.250%, 12/15/27 (k)	$13,244	$13,224

		518,455

Household Durables (0.1%)
Milano Acquisition Corp., First Lien Term Loan (ICE LIBOR USD 3 Month + 4.00%), 4.750%, 10/1/27 (k)	57,516	57,444

Internet & Direct Marketing Retail (0.1%)
Go Daddy Operating Company, LLC, Tranche Term Loan B-2 (ICE LIBOR USD 1 Month + 1.75%), 1.897%, 2/15/24 (k)	56,626	56,426

Leisure Products (0.0%)
Varsity Brands Holding Co., Inc., First Lien Initial Term Loan (ICE LIBOR USD 1 Month + 3.50%), 4.500%, 12/16/24 (k)	40,000	38,425

Media (0.1%)
Univision Communications Inc. 1st Lien Replacement Term Loan (ICE LIBOR USD 1 Month + 3.75%), 4.750%, 3/15/26 (k)	79,404	79,347
William Morris Endeavor Entertainment, LLC (IMG Worldwide Holdings, LLC), Term Loan B1 (ICE LIBOR USD 1 Month + 2.75%), 2.900%, 5/18/25 (k)	79,787	73,105

		152,452

Specialty Retail (0.2%)
Harbor Freight Tools USA, Inc., Initial Loan (ICE LIBOR USD 1 Month + 3.25%), 4.000%, 10/19/27 (k)	68,818	68,725
Highline Aftermarket Acquisition LLC, First Lien Term Loan (ICE LIBOR USD 3 Month + 4.50%), 5.250%, 11/9/27 (k)	13,844	13,879
NASCAR Holdings, LLC, Initial Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.897%, 10/19/26 (k)	61,985	61,653
Petco Animal Supplies, Inc., Term Loan (ICE LIBOR USD 3 Month + 3.25%), 4.250%, 1/26/23 (k)	80,000	76,678
Staples, Inc.- Refinancing New Term Loan B-1 (ICE LIBOR USD 3 Month + 5.00%), 5.214%, 4/16/26 (k)	54,145	52,368

		273,303

Textiles, Apparel & Luxury Goods (0.1%)
Bass Pro Group, LLC, Initial Term Loan (ICE LIBOR USD 1 Month + 5.00%), 5.750%, 9/25/24 (k)	78,878	78,989
Champ Acquisition Corp. Initial Term Loan (ICE LIBOR USD 6 Month + 5.50%), 5.757%, 12/19/25 (k)	28,855	28,663

		107,652

Total Consumer Discretionary		1,778,480

Consumer Staples (0.2%)
Food Products (0.1%)
JBS USA Lux S.A. Term Loan (ICE LIBOR USD 1 Month + 2.00%), 2.147%, 5/1/26 (k)	154,401	152,857

Household products (0.0%)
Knowlton Development Corporation Inc. Initial Term Loan (ICE LIBOR USD 1 Month + 3.75%), 4.750%, 12/22/25 (k)	22,641	22,472

Personal Products (0.1%)
Coty Inc. Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.402%, 4/7/25 (k)	74,579	70,229

Total Consumer Staples		245,558

Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Illuminate Buyer, LLC, Term Loan (ICE LIBOR USD 1 Month + 4.00%), 4.146%, 6/30/27 (k)	32,507	32,491

Total Energy		32,491

Financials (0.5%)
Capital Markets (0.2%)
First Eagle Holdings, Inc. Refinancing Term Loan (ICE LIBOR USD 3 Month + 2.50%), 2.754%, 2/1/27 (k)	79,598	81,588
Jefferies Finance LLC, Term Loan (ICE LIBOR USD 1 Month + 3.75%), 4.500%, 9/30/27 (k)	15,989	15,989
Russell Investments US Institutional Holdco, Inc., Term Loan (ICE LIBOR USD 3 Month + 3.00%), 4.000%, 5/30/25 (k)	123,981	123,538

		221,115

Diversified Financial Services (0.0%)
Verscend Holding Corp. Term Loan B (ICE LIBOR USD 1 Month + 4.50%), 4.647%, 8/27/25 (k)	39,746	39,667

Insurance (0.2%)
Alliant Holdings Intermediate LLC, Initial Term Loan (ICE LIBOR USD 1 Month + 3.25%), 3.397%, 5/9/25 (k)	115,832	113,676
AssuredPartners, Inc. Refinancing Term Loan (ICE LIBOR USD 1 Month + 3.50%), 3.647%, 2/12/27 (k)	99,249	97,677

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Asurion LLC, Term Loan (ICE LIBOR USD 1 Month + 3.25%), 3.397%, 12/23/26 (k)	$4,415	$4,368

		215,721

Thrifts & Mortgage Finance (0.1%)
Cushman & Wakefield U.S. Borrower, LLC, Replacement Term Loan (ICE LIBOR USD 1 Month + 2.75%), 2.897%, 8/21/25 (k)	49,625	48,488

Total Financials		524,991

Health Care (0.5%)
Health Care Providers & Services (0.2%)
eResearchTechnology, Inc. Initial Term Loan (ICE LIBOR USD 1 Month + 4.50%), 5.500%, 2/4/27 (k)	18,091	17,883
National Mentor Holdings, Inc., Term Loan (ICE LIBOR USD 1 Month + 0.00%), 0.000%, 3/9/26 (k)	15,739	15,720
Pathway Vet Alliance LLC- 1st Lien Initial DDTL Loan (ICE LIBOR USD 1 Month + 4.00%), 4.145%, 3/31/27 (k)	6,439	6,431
(ICE LIBOR USD 1 Month + 4.00%), 4.147%, 3/31/27 (k)	78,828	78,729
Phoenix Guarantor Inc. Term Loan B-1
(ICE LIBOR USD 1 Month + 3.25%), 3.402%, 3/5/26 (k)	49,500	49,191
Phoenix Guarantor, Inc., First Lien Term Loan
(ICE LIBOR USD 1 Month + 3.75%), 4.250%, 3/5/26 (k)	90,000	89,775
Pluto Acquisition I, Inc., Term Loan
(ICE LIBOR USD 3 Month + 5.00%), 5.500%, 6/22/26 (k)	9,829	9,829

		267,558

Pharmaceuticals (0.3%)
Grifols Worldwide Operations Ltd. Dollar Term Loan B (1 Week LIBOR + 2.00%), 2.102%, 11/15/27 (k)	139,966	138,341
Horizon Therapeutics USA, Inc. Refinancing Term Loan (ICE LIBOR USD 1 Month + 2.00%), 2.188%, 5/22/26 (k)	191,632	190,354

		328,695

Total Health Care		596,253

Industrials (1.2%)
Aerospace & Defense (0.1%)
Dynasty Acquisition Co., Inc.Term Loan B-1 (ICE LIBOR USD 3 Month + 3.50%), 3.754%, 4/6/26 (k)	148,487	141,310

		141,310

Airlines (0.2%)
Allegiant Travel Co. Replacement Term Loan (ICE LIBOR USD 3 Month + 3.00%), 3.214%, 2/5/24 (k)	139,953	135,579
JetBlue Airways Corp. Term Loan (ICE LIBOR USD 3 Month + 5.25%), 6.250%, 6/17/24 (k)	19,806	20,340
SkyMiles IP Ltd. Initial Term Loan (ICE LIBOR USD 6 Month + 3.75%), 4.750%, 10/20/27 (k)	27,591	28,557

		184,476

Commercial Services & Supplies (0.1%)
Amentum Government Services Holdings LLC, First Lien Term Loan (ICE LIBOR USD 3 Month + 4.75%), 5.500%, 1/29/27 (k)	20,000	20,075
Pitney Bowes Inc. Term Loan B (ICE LIBOR USD 1 Month + 5.50%), 5.650%, 1/7/25 (k)	96,250	95,568
Prime Security Services Borrower, LLC, Refinancing Term Loan B-1 (ICE LIBOR USD 3 Month + 3.25%), 4.250%, 9/23/26 (k)	55,846	55,902

		171,545

Construction & Engineering (0.1%)
CNT Holdings I Corp., First Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 4.500%, 11/8/27 (k)	5,392	5,388
Kestrel Bidco Inc. Term Loan (ICE LIBOR USD 3 Month + 3.00%), 4.000%, 12/11/26 (k)	49,500	47,352
Ventia Midco Pty Ltd. Refinancing Term Loan B (ICE LIBOR USD 3 Month + 4.00%), 5.000%, 5/21/26 (k)	89,014	88,346

		141,086

Machinery (0.5%)
Altra Industrial Motion Corp., Term Loan (ICE LIBOR USD 1 Month + 2.00%), 2.147%, 10/1/25 (k)	72,290	72,109
Harsco Corp. Term Loan B-2 (ICE LIBOR USD 1 Month + 2.25%), 3.250%, 12/6/24 (k)	128,792	127,987
Navistar, Inc.- Term Loan B (ICE LIBOR USD 1 Month + 3.50%), 3.660%, 11/6/24 (k)	368,371	367,565

		567,661

Road & Rail (0.2%)
Avis Budget Car Rental, LLC, Term Loan B (ICE LIBOR USD 1 Month + 2.25%), 2.400%, 8/6/27 (k)	154,486	149,465
Kenan Advantage Group Holdings Corp. Initial Term Loan (ICE LIBOR USD 1 Month + 3.00%), 4.000%, 7/29/22 (k)	69,190	67,806

		217,271

Total Industrials		1,423,349

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Information Technology (1.4%)
Communications Equipment (0.4%)
Commscope, Inc. Initial Term Loan (ICE LIBOR USD 1 Month + 3.25%), 3.397%, 4/6/26 (k)	$98,997	$98,061
Global Tel*Link Corp. Term Loan (ICE LIBOR USD 1 Month + 4.25%), 4.397%, 11/29/25 (k)	367,500	339,172

		437,233

IT Services (0.1%)
LogMeIn, Inc. 1st Lien Initial Term Loan (ICE LIBOR USD 1 Month + 4.75%), 4.903%, 8/31/27 (k)	65,732	65,404
Perforce Software, Inc. 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.75%), 3.897%, 7/1/26 (k)	32,759	32,090

		97,494

Semiconductors & Semiconductor Equipment (0.1%)
ON Semiconductor Corp. Replacement Term Loan B-4 (ICE LIBOR USD 1 Month + 2.00%), 2.146%, 9/19/26 (k)	111,622	111,808

Software (0.8%)
Athenahealth, Inc. First Lien Term Loan B (ICE LIBOR USD 1 Month + 4.50%), 4.648%, 2/11/26 (k)	79,394	79,229
Barracuda Networks, Inc., First Lien Term Loan (ICE LIBOR USD 3 Month + 3.75%), 4.500%, 2/12/25 (k)	19,495	19,453
Blackboard Inc. 1st Lien Term B Loan (ICE LIBOR USD 3 Month + 6.00%), 7.000%, 6/30/24 (k)	99,773	99,150
Ceridian HCM Holding Inc. Initial Term Loan (1 Week LIBOR + 2.50%), 2.601%, 4/30/25 (k)	49,746	49,041
DCert Buyer, Inc., First Lien Term Loan (ICE LIBOR USD 1 Month + 4.00%), 4.147%, 10/16/26 (k)	39,900	39,830
Epicor Software Corp. Term Loan B (ICE LIBOR USD 1 Month + 4.25%), 5.250%, 7/30/27 (k)	7,154	7,190
Greeneden U.S. Holdings I, LLC, Initial Dollar Term Loan (ICE LIBOR USD 1 Month + 4.00%), 4.750%, 12/1/27 (k)	19,356	19,374
Hyland Software, Inc. Refinancing 1st Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 4.250%, 7/1/24 (k)	14,886	14,898
Ivanti Software, First Lien Initial Term Loan B (ICE LIBOR USD 1 Month + 4.75%), 5.750%, 12/1/27 (k)	30,000	29,925
Mitchell International, Inc.1st Lien Term Loan (ICE LIBOR USD 1 Month + 4.25%), 4.750%, 11/29/24 (k)	99,750	99,719
Navicure, Inc.1st Lien Initial Term Loan (ICE LIBOR USD 1 Month + 4.00%), 4.147%, 10/22/26 (k)	49,625	49,439
Playtika Holding Corp. Term B Loan (ICE LIBOR USD 3 Month + 6.00%), 7.000%, 12/10/24 (k)	19,000	19,095
Quest Software US Holdings Inc.First Lien Initial Term Loan (ICE LIBOR USD 3 Month + 4.25%), 4.464%, 5/16/25 (k)	99,746	97,751
Surf Holdings Sarl. 1st Lien Dollar Tranche Term Loan (ICE LIBOR USD 3 Month + 3.50%), 3.726%, 3/5/27 (k)	95,609	94,629
The Dun & Bradstreet Corp., Term Loan (ICE LIBOR USD 1 Month + 0.00%), 0.000%, 2/6/26 (k)	1,936	1,932
TIBCO Software Inc. Term Loan B-3 (ICE LIBOR USD 1 Month + 3.75%), 3.900%, 6/30/26 (k)	99,500	97,808
Ultimate Software Group Inc., 1st Lien Incremental Term Loan (ICE LIBOR USD 3 Month + 4.00%), 4.750%, 5/4/26 (k)	20,961	21,058
Veritas US Inc., Initial Dollar Term Loan B (ICE LIBOR USD 3 Month + 5.50%), 6.500%, 9/1/25 (k)	79,800	79,534

		919,055

Technology Hardware, Storage & Peripherals (0.0%)
Cardtronics USA, Inc. Initial Term Loan (ICE LIBOR USD 1 Month + 4.00%), 5.000%, 6/29/27 (k)	68,754	68,616

Total Information Technology		1,634,206

Materials (0.3%)
Chemicals (0.1%)
Cyanco Intermediate 2 Corp., First Lien Term Loan (ICE LIBOR USD 1 Month + 3.50%), 3.647%, 3/16/25 (k)	51,799	51,411

Containers & Packaging (0.2%)
Berry Global, Inc. Term Loan Y (ICE LIBOR USD 1 Month + 2.00%), 2.149%, 7/1/26 (k)	148,492	147,638
BWay Holding Co., Initial Term Loan (ICE LIBOR USD 3 Month + 3.25%), 3.480%, 4/3/24 (k)	109,228	105,433

		253,071

Metals & Mining (0.0%)
Arches Buyer, Inc., Initial Term Loan (ICE LIBOR USD 1 Month + 4.00%), 4.500%, 12/6/27 (k)	19,460	19,446

Total Materials		323,928

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Utilities (0.0%)
Electric Utilities (0.0%)
Astoria Energy LLC, Term Loan B (ICE LIBOR USD 6 Month + 3.50%), 4.500%, 12/10/27 (k)	$3,769	$3,745

Total Utilities		3,745

Total Loan Participations		8,221,711

Mortgage-Backed Securities (4.4%)
FNMA UMBS 2.500%, 6/1/27	28,170	29,415
4.500%, 5/1/48	499,765	549,527
3.500%, 6/1/48	115,476	122,312
3.000%, 9/1/48	239,100	252,116
3.000%, 11/1/48	593,236	623,862
3.000%, 9/1/50	270,100	284,045
FNMA/FHLMC UMBS, 15 Year, Single Family 1.500%, 1/25/36 TBA	99,000	101,893
2.000%, 1/25/36 TBA	292,000	305,368
FNMA/FHLMC UMBS, 30 Year, Single Family 2.000%, 1/25/51 TBA	329,000	341,851
2.500%, 1/25/51 TBA	644,000	678,917
GNMA 3.500%, 6/20/50	1,366,758	1,452,528
2.000%, 1/15/51 TBA	130,000	135,931
2.500%, 1/15/51 TBA	129,000	136,539

Total Mortgage-Backed Securities		5,014,304

Municipal Bonds (2.4%)
City & County of Honolulu Wastewater System, Revenue Bonds, Series 2019B 2.585%, 7/1/28	35,000	38,106
City & County of San Francisco Water Revenue Bonds, Series 2019 3.473%, 11/1/43	60,000	64,117
City of San Jose Redevelopment Agency Senior Taxable Tax Allocation Refunding Bonds, Series A-T 2017 3.250%, 8/1/29	100,000	110,158
Massachusetts School Building Authority Subordinated Dedicated Sales Tax Refunding Bonds, Series 2019B 3.395%, 10/15/40	85,000	91,438
Metro Wastewater Reclamation District, Colorado Federally Taxable Sewer Refunding Bonds, Series 2019B 3.158%, 4/1/41	145,000	154,780
Metropolitan Transportation Authority, Revenue Refunding Bonds, Series 2020E 4.000%, 11/15/45	150,000	166,232
New Jersey Transportation Trust Fund Authority Transportation System Bonds, Series 2019B 4.131%, 6/15/42	105,000	108,767
New York State Urban Development Corporation State Sales Tax Revenue Bonds, Series 2019B 3.142%, 7/1/43	95,000	100,068
Salt Lake City, Utah Federally Taxable Sales and Excise Tax Revenue Refunding Bonds Series 2019B 3.102%, 4/1/38	80,000	85,475
San Bernardino Community College District Election of 2018 General Obligation Bonds, Series A-1 3.271%, 8/1/39	65,000	69,631
San Diego County Regional Transportation Commission Sales Tax Revenue Bonds, 2019 Series 2019A 3.248%, 4/1/48	70,000	73,557
State of Illinois, General Obligation Bonds 5.100%, 6/1/33	195,000	209,861
State of New Jersey Covid-19 General Obligation Emergency Bonds, 2020 Series A 3.000%, 6/1/32	195,000	220,650
State of Ohio Taxable Hospital Refunding Revenue Bonds, Series 2019G 3.276%, 1/1/42	60,000	68,648
State of Oregon Department of Transportation Highway Refunding Bonds, Series 2019B 3.168%, 11/15/38	115,000	125,552
State of Oregon General Obligation Bonds, Series 2020G 1.972%, 5/1/33	400,000	408,748
Texas State University System Revenue Financing System Refunding Bonds, Taxable Series 2019B 2.938%, 3/15/33	70,000	75,054
3.289%, 3/15/40	55,000	58,611
Texas Transportation Commission State of Texas Highway Improvement General Obligation Refunding Bonds, Series 2019 3.211%, 4/1/44	175,000	191,200
University of Pittsburgh - of The Commonwealth System of Higher Education Taxable University Refunding Bonds, Series 2017C 3.005%, 9/15/41	160,000	172,461
Utah Transit Authority Federally Taxable Sales Tax Revenue Refunding Bonds, Series 2019B 3.443%, 12/15/42	115,000	122,452

Total Municipal Bonds		2,715,566

Supranational (0.8%)
African Export-Import Bank (The) 3.994%, 9/21/29§	600,000	640,500
Banque Ouest Africaine de Developpement 5.000%, 7/27/27§	200,000	220,623

Total Supranational		861,123

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
U.S. Treasury Obligations (4.9%)
U.S. Treasury Bonds 1.375%, 8/15/50	$250,000	$234,115
U.S. Treasury Inflation Linked Notes 0.125%, 7/15/24 TIPS	859,969	920,906
0.375%, 7/15/25 TIPS	1,098,020	1,204,963
0.375%, 7/15/27 TIPS	691,906	778,534
U.S. Treasury Notes 2.750%, 2/15/24	191,000	206,332
0.250%, 6/30/25	2,200,000	2,194,158

Total U.S. Treasury Obligations		5,539,008

Total Long-Term Debt Securities (98.2%) (Cost $108,111,719)		111,878,896

	Number of Shares	Value (Note 1)
PREFERRED STOCK:
Consumer Discretionary (0.0%)
Hotels, Restaurants & Leisure (0.0%)
24 Hour Fitness Worldwide, Inc.	9,850	23,808

Total Preferred Stock (0.0%) (Cost $13,308)		23,808

COMMON STOCKS:
Communication Services (0.0%)
Media (0.0%)
Clear Channel Outdoor Holdings, Inc.*	4,912	8,105
iHeartMedia, Inc., Class A (x)*	1,980	25,700
iHeartMedia, Inc., Class B (r)*	33	398

		34,203

Total Communication Services		34,203

Consumer Discretionary (0.0%)
Hotels, Restaurants & Leisure (0.0%)
24 Hour Fitness Wordwide, Inc.	4,164	9,023

Total Consumer Discretionary		9,023

Energy (0.1%)
Energy Equipment & Services (0.0%)
Weatherford International plc*	3,258	19,548

Oil, Gas & Consumable Fuels (0.1%)
Amplify Energy Corp. (x)	97	127
Birch Permian Holdings, Inc. (r)*	8,286	58,002
Birch Permian Holdings, Inc. *	1,063	7,441
Riviera Resources, Inc. (r)*	1,571	406

		65,976

Total Energy		85,524

Materials (0.0%)
Paper & Forest Products (0.0%)
Verso Corp., Class A	1,334	16,035

Total Materials		16,035

Total Common Stocks (0.1%) (Cost $322,551)		144,785

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Battalion Oil Corp., expiring 10/8/22 (x)*	802	—

		—

Total Energy		—

Materials (0.0%)
Paper & Forest Products (0.0%)
Verso Corp., expiring 7/25/23*	140	105

Total Materials		105

Total Warrants (0.0%) (Cost $1,015)		105

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.0%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $200,003, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21 - 2/15/46; total market value $204,000. (xx)	$200,000	200,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $988,791, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $1,008,561. (xx)	988,785	988,785

Total Repurchase Agreements		1,188,785

Total Short-Term Investments (1.0%) (Cost $1,188,785)		1,188,785

Total Investments in Securities (99.3%) (Cost $109,637,378)		113,236,379
Other Assets Less Liabilities (0.7%)		752,699

Net Assets (100%)		$113,989,078

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2020, the market value of these securities amounted to $52,364,409 or 45.9% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

(e)	Step Bond – Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2020. Maturity date disclosed is the ultimate maturity date.
(h)

Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2020.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2020.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $2,733,667 or 2.4% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $1,166,802. This was collateralized by $539 of various U.S. Government Treasury Securities, ranging from 0.000% - 3.875%, maturing 1/28/21 - 2/15/50 and by cash of $1,188,785 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2020.

Glossary:

AUD	— Australian Dollar
CAD	— Canadian Dollar
CLO	— Collateralized Loan Obligation
COP	— Colombian Peso
DOP	— Dominican Peso
EUR	— European Currency Unit
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
ICE	— Intercontinental Exchange
IDR	— Indonesian Rupiah
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
PIK	— Payment-in Kind Security
SGD	— Singapore Dollar
SOFR	— Secured Overnight Financing Rate
TBA	— To Be Announced; Security is subject to delayed
delivery
TIPS	— Treasury Inflation Protected Security
TRY	— Turkish Lira
UMBS	— Uniform Mortgage-Backed Securities
USD	— United States Dollar
UYU	— Uruguayan Peso

Country Diversification As a Percentage of Total Net Assets
Angola	0.7%
Argentina	0.2
Australia	0.4
Belarus	0.7
Belgium	0.5
Brazil	0.8
Canada	1.7
Cayman Islands	5.3
Chile	0.8
China	2.1
Colombia	1.5
Dominican Republic	0.2
France	0.5
Gabon	0.5
Germany	0.6
India	0.5
Indonesia	1.3
Iraq	0.5
Ireland	0.5
Israel	0.3
Kazakhstan	0.9
Luxembourg	0.6
Macau	0.2
Malaysia	0.2
Mexico	2.2
Netherlands	0.3
Norway	0.3
Panama	0.1
Peru	0.3
Philippines	0.4
Russia	0.8
Saudi Arabia	0.2
South Africa	0.0 #
Spain	0.2
Supranational	0.8
Switzerland	0.2
Tunisia	0.7
Turkey	0.7
Ukraine	0.8
United Arab Emirates	0.3
United Kingdom	1.0
United States	68.0
Uruguay	0.5
Cash and Other	0.7

100.0%

#	Percent shown is less than 0.05%.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Australia 3 Year Bond	31	3/2021	AUD	2,806,706	2,243
U.S. Treasury 5 Year Note	25	3/2021	USD	3,154,102	4,640

					6,883

Short Contracts
U.S. Treasury 10 Year Ultra Note	(4)	3/2021	USD	(625,438)	1,593

					1,593

					8,476

Forward Foreign Currency Contracts outstanding as of December 31, 2020 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CAD	150,000	USD	117,345	JPMorgan Chase Bank	1/11/2021	501
TRY	1,450,000	USD	181,704	JPMorgan Chase Bank	1/11/2021	13,049
MXN	2,000,000	USD	93,050	JPMorgan Chase Bank	1/19/2021	7,288
AUD	835,000	USD	614,809	JPMorgan Chase Bank	1/25/2021	29,091
IDR	8,100,000,000	USD	569,941	JPMorgan Chase Bank**	2/25/2021	3,871
JPY	218,600,000	USD	2,076,087	JPMorgan Chase Bank	2/25/2021	42,228

Total unrealized appreciation						96,028

CAD	180,000	USD	141,772	JPMorgan Chase Bank	1/11/2021	(357)
USD	527,386	CAD	700,000	JPMorgan Chase Bank	1/11/2021	(22,561)
USD	278,510	SGD	375,000	JPMorgan Chase Bank	1/12/2021	(5,239)
USD	1,202,015	AUD	1,700,000	JPMorgan Chase Bank	1/25/2021	(108,919)
USD	419,654	CAD	550,000	JPMorgan Chase Bank	2/25/2021	(12,500)
USD	1,067,315	JPY	110,700,000	JPMorgan Chase Bank	2/25/2021	(5,408)
EUR	150,000	USD	183,923	JPMorgan Chase Bank	3/15/2021	(387)
USD	1,412,860	EUR	1,161,600	JPMorgan Chase Bank	3/15/2021	(8,440)

Total unrealized depreciation						(163,811)

Net unrealized depreciation						(67,783)

**	Non-deliverable forward.

Centrally Cleared Credit default swap contracts outstanding — sell protection as of December 31, 2020 (Note 1):

Reference Obligation/Index	Financing Rate (Paid) / Received by the Portfolio (%)	Frequency of Payments Made/ Received	Maturity Date	Implied Credit Spread (%)	Notional Amount		Upfront (Payments) Receipts ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CDX North American High Yield Index Series 35-V1	5.00	Quarterly	12/20/2025	2.93	USD	1,625,000	99,467	54,562	154,029
CDX North American Emerging Markets Index Series 33-V2	1.00	Quarterly	6/20/2025	1.03	USD	1,050,000	(36,169)	35,202	(967)

Total Centrally Cleared Credit default swap contracts outstanding							63,298	89,764	153,062

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)(b)		Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)(a)	Total
Assets:
Asset-Backed Securities	$—	$7,784,334		$—	$7,784,334
Collateralized Mortgage Obligations	—	10,143,178		—	10,143,178
Commercial Mortgage-Backed Security	—	42,749		—	42,749
Common Stocks
Consumer Discretionary	—	9,023		—	9,023
Communication Services	33,805	—		398	34,203
Energy	19,675	7,441		58,408	85,524
Materials	16,035	—		—	16,035
Corporate Bonds
Communication Services	—	7,497,349		—	7,497,349
Consumer Discretionary	—	7,209,464		—	7,209,464
Consumer Staples	—	3,562,213		—	3,562,213
Energy	—	6,874,321		—	6,874,321
Financials	—	7,869,144		—	7,869,144
Health Care	—	3,171,189		—	3,171,189
Industrials	—	7,145,460		—	7,145,460
Information Technology	—	2,743,900		—	2,743,900
Materials	—	6,831,467		—	6,831,467
Real Estate	—	2,602,680		—	2,602,680
Utilities	—	4,492,658		—	4,492,658
Centrally Cleared Credit Default Swaps	—	89,764		—	89,764
Foreign Government Securities	—	11,557,078		—	11,557,078
Forward Currency Contracts	—	96,028		—	96,028
Futures	8,476	—		—	8,476
Loan Participations
Communication Services	—	1,658,710		—	1,658,710
Consumer Discretionary	—	1,778,480		—	1,778,480
Consumer Staples	—	245,558		—	245,558
Energy	—	32,491		—	32,491
Financials	—	524,991		—	524,991
Health Care	—	596,253		—	596,253
Industrials	—	1,423,349		—	1,423,349
Information Technology	—	1,634,206		—	1,634,206
Materials	—	323,928		—	323,928
Utilities	—	3,745		—	3,745
Mortgage-Backed Securities	—	5,014,304		—	5,014,304
Preferred Stocks
Consumer Discretionary	—	23,808		—	23,808
Municipal Bonds	—	2,715,566		—	2,715,566
Short-Term Investments
Repurchase Agreements	—	1,188,785		—	1,188,785
Supranational	—	861,123		—	861,123
U.S. Treasury Obligations	—	5,539,008		—	5,539,008
Warrants
Energy	—	—	(c)	—	—	(c)
Materials	105	—		—	105

Total Assets	$78,096	$113,293,745		$58,806	$113,430,647

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)(b)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)(a)	Total
Liabilities:
Forward Currency Contracts	$—	$(163,811)	$—	$(163,811)

Total Liabilities	$—	$(163,811)	$—	$(163,811)

Total	$78,096	$113,129,934	$58,806	$113,266,836

(a)	A security with a market value of $406 transferred from Level 1 to Level 3 at the end of the period due to inactive trading.
(b)	A security with a market value of $7,441 transferred from Level 3 to Level 2 at the end of the period due to observable market inputs.
(c)	Value is zero

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$8,476 *
Foreign exchange contracts	Receivables	96,028
Credit contracts	Receivables	89,764

Total		$194,268

	Liability Derivatives
Foreign exchange contracts	Payables	(163,811)

Total		$(163,811)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$(165,040)	$—	$—	$(165,040)
Foreign exchange contracts	—	(431,698)	—	(431,698)
Credit contracts	—	—	(289,368)	(289,368)

Total	$(165,040)	$(431,698)	$(289,368)	$(886,106)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$47,984	$—	$—	$47,984
Foreign exchange contracts	—	63,967	—	63,967
Credit contracts	—	—	89,764	89,764

Total	$47,984	$63,967	$89,764	$201,715

^ This Portfolio held forward foreign currency, futures and swaps contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Portfolio held swaps contracts with an average notional balance of approximately $3,357,000, for eleven months, forward foreign currency contracts with an average settlement value of approximately $15,929,000 and futures contracts with an average notional balance of approximately $17,414,000, during the year ended December 31, 2020.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2020:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$96,028	$(96,028)	$—	$—

Total	$96,028	$(96,028)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged*	Net Amount Due to Counterparty
JPMorgan Chase Bank	$163,811	$(96,028)	$(67,783)	$—

Total	$163,811	$(96,028)	$(67,783)	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

*	The table above does not include the additional collateral pledged from the counterparty. Total additional collateral pledged is $2,224

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 0%)*	$107,007,346
Long-term U.S. government debt securities	9,577,612

$116,584,958

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 1%)*	$108,841,089
Long-term U.S. government debt securities	12,559,769

$121,400,858

*	During the year ended December 31, 2020, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$5,141,772
Aggregate gross unrealized depreciation	(1,638,827)

Net unrealized appreciation	$3,502,945

Federal income tax cost of investments in securities and derivative instruments, if applicable	$109,827,189

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $108,448,593)	$112,047,594
Repurchase Agreements (Cost $1,188,785)	1,188,785
Cash	2,895,853
Cash held as collateral at broker for swaps.	278,841
Cash held as collateral for forward foreign currency contracts	70,007
Dividends, interest and other receivables	1,013,624
Due from Custodian	209,625
Unrealized appreciation on forward foreign currency contracts	96,028
Receivable for Portfolio shares sold	56,093
Due from broker for futures variation margin	27,873
Variation Margin on Centrally Cleared Swaps	35,271
Securities lending income receivable	1,389
Other assets	574

Total assets	117,921,557

LIABILITIES
Payable for forward settling transactions	1,689,348
Payable for return of collateral on securities loaned	1,188,785
Payable for securities purchased	714,619
Unrealized depreciation on forward foreign currency contracts	163,811
Investment management fees payable	37,053
Distribution fees payable –Class IB	23,966
Payable for Portfolio shares redeemed	18,803
Administrative fees payable	9,053
Accrued expenses	87,041

Total liabilities	3,932,479

NET ASSETS	$113,989,078

Net assets were comprised of:
Paid in capital	$110,866,225
Total distributable earnings (loss)	3,122,853

Net assets	$113,989,078

Class IB
Net asset value, offering and redemption price per share, $113,989,078 / 10,633,427 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.72

(x)	Includes value of securities on loan of $1,166,802.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Interest	$3,970,708
Dividends	34,432
Securities lending (net)	16,952

Total income	4,022,092

EXPENSES
Investment management fees	659,563
Distribution fees – Class IB	279,476
Administrative fees	106,511
Professional fees	80,170
Custodian fees	63,500
Printing and mailing expenses	31,557
Trustees’ fees	3,722
Miscellaneous	41,533

Gross expenses	1,266,032
Less: Waiver from investment manager	(231,315)

Net expenses	1,034,717

NET INVESTMENT INCOME (LOSS)	2,987,375

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	829,902
Futures contracts	(165,040)
Forward foreign currency contracts	(431,698)
Foreign currency transactions	27,270
Swaps	(289,368)
Securities sold short	(2,053)

Net realized gain (loss)	(30,987)

Change in unrealized appreciation (depreciation) on:
Investments in securities	2,039,290
Futures contracts	47,984
Forward foreign currency contracts	63,967
Foreign currency translations	1,567
Swaps	89,764

Net change in unrealized appreciation (depreciation)	2,242,572

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,211,585

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,198,960

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,987,375	$4,187,346
Net realized gain (loss)	(30,987)	1,757,964
Net change in unrealized appreciation (depreciation)	2,242,572	3,637,481

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,198,960	9,582,791

Distributions to shareholders:
Class IB	(3,315,701)	(6,237,766)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [1,328,342 and 1,333,253 shares, respectively]	13,894,591	14,400,202
Capital shares issued in reinvestment of dividends and distributions [ 311,178 and 594,025 shares, respectively]	3,315,701	6,237,766
Capital shares repurchased [(2,163,992) and (1,646,223) shares, respectively]	(22,441,070)	(17,803,297)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(5,230,778)	2,834,671

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,347,519)	6,179,696
NET ASSETS:
Beginning of year	117,336,597	111,156,901

End of year	$113,989,078	$117,336,597

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/FRANKLIN STRATEGIC INCOME PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 22, 2018* to December 31, 2018
Class IB	2020		2019
Net asset value, beginning of period	$10.52		$10.22		$10.42

Income (loss) from investment operations:
Net investment income (loss) (e)	0.28		0.39		0.07
Net realized and unrealized gain (loss)	0.24		0.50		(0.20)

Total from investment operations	0.52		0.89		(0.13)

Less distributions:
Dividends from net investment income	(0.32)		(0.44)		(0.07)
Distributions from net realized gains	—		(0.15)		—

Total dividends and distributions	(0.32)		(0.59)		(0.07)

Net asset value, end of period	$10.72		$10.52		$10.22

Total return (b)	4.99%		8.75%		(1.22)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$113,989		$117,337		$111,157
Ratio of expenses to average net assets:
After waivers (a)(f)	0.93	%(j)	0.91	%(j)	0.88	%(j)
Before waivers (a)(f)	1.13%		1.12%		1.12%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.67%		3.61%		3.69	%(l)
Before waivers (a)(f)	2.47%		3.39%		3.45	%(l)
Portfolio turnover rate^	105%		108%		22	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.93% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/GLOBAL BOND PLUS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	BlackRock Investment Management, LLC

➢	Wells Capital Management, Inc.

➢	Wells Fargo Asset Management (International), Limited

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	8.53%	3.62%	2.07%
Portfolio – Class IB Shares	8.54	3.63	2.04
Portfolio – Class K Shares*	8.83	3.88	1.86
Bloomberg Barclays Global Aggregate Index	9.17	4.79	2.83

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.54% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Bloomberg Barclays Global Aggregate Index, which returned 9.17% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Country positioning remained the key value-add overall. The largest contributor over the whole year was from the overweight to the U.S. bond market, followed by overweights to Canada, Malaysia and Mexico. Positioning in Japan, Romania and India were also leading value adds.

•

Overall, currency was a small detractor. The largest positve contributor was from overweight allocations to the Mexican peso, Norwegian krona, Russian ruble and South African rand. Positioning in the Indonesian rupiah and Swedish krone also added value.

•	Duration was a positive over the year. This was mainly from being underweight the front of the curve and the over 15 years maturities, and overweight the 8-10 years maturity buckets.

•	Sector positioning was positive. Positioning in Investment Grade corporate and Sovereign sectors as well as off benchark positioning in high yield bonds all added value.

What hurt performance during the year:

•	There were few detractors to value from country allocation, although the largest was from positioning in the UK (generally underweight, to take positions in higher yielding smaller markets).

•	In currency, an overweight to Brazilian real and underweight to Chinese renminbi detracted from value. Positioning in UK sterling, Japanese yen and Indonesian rupiah were the other main detractors.

•	Foreign exchange hedging costs added to performance for the year.

•	Positioning in quasi-sovereign mortgage-backed securities (MBS) and emerging market sectors detracted a small amount.

•	Underweights to the 12 years part of the curve detracted from value.

EQ/GLOBAL BOND PLUS PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — Wells Capital Management, Inc.

The duration of the Portfolio finished 2020 at 6.78 years against a benchmark duration of 8.23 years at year end. While we believe a shorter than benchmark duration remains warranted for the time being, we do not believe yields will rise too far. On a global basis central banks will most likely stay accommodative to try and encourage growth post the global pandemic and with limited upward pressure on inflation this can persist through 2021. With a more easily transmissible variant of the COVID-19 virus and with outbreaks of the virus increasing, countries are in a race to roll out the vaccine to their populations, which is hindering growth and increasing debt, especially in the major economies.

The yield convergence that occurred from the fourth quarter of 2018 has paused as the interest rate cycle has turned up. At year end, we had reduced our overweight in the U.S. and Canada to neutral and increased our exposure to smaller emerging markets such as Hungary and Malaysia. Elsewhere, we believe the best value is to be found in other developing/emerging markets where there are superior nominal and real yields. We maintained over-weights to Brazil, Mexico, India, Indonesia, Malaysia, Romania, Hungary, Russia and South Africa. In expectation of a cyclical low in yields this year we moved portfolios to a shorter duration profile and we maintain that. We prefer longer maturities in our favored emerging markets. The duration of the Portfolio remained shorter than benchmark but we believe, probably in the second half 2021, there will be an opportunity to increase duration.

As we look further out in 2021 and beyond, the downward pressure on the U.S. dollar continues, although it will not fall in a straight line and there will be corrective up-trades, the trend remains downward, which will help both non-US bonds and equities. As we expect a pause in the U.S. dollar downtrend in the first quarter of 2021 we reduced our underweight by reducing exposure to the South African rand and the Mexican peso. However, it is our view that a bounce in the U.S. dollar will be temporary and that it has much further to fall over the long term. Currencies that we currently have diversified over-weights to are the euro, Canadian dollar, Australia dollar, New Zealand dollar, Indonesian rupiah, and the Brazilian real.

There has been a recovery in corporate bond spreads since March’s material widening, with both investment grade and high yield participating in the rally. We increased exposure to both EUR-denominated high yield and U.S. D-denominated investment grade corporate bonds in recent months. Security selection is key given the challenging economic backdrop, and where possible we are looking to take advantage of new issue premiums.

How did derivatives contribute/detract from performance during the year?

The only derivatives used by the managers are forward foreign exchange transactions, known as “forwards”. This helps the managers manage currency exposure and, with currency being the most volatile element of the Portfolio, the overall risk profile. Forwards are used to reduce risk by hedging the currency exposure of bonds purchased, to either the base currency of the Portfolio, or to reduce the tracking error risk of the Portfolio’s benchmark currency risk.

Portfolio Characteristics As of December 31, 2020
Weighted Average Life (Years)	6.37
Weighted Average Coupon (%)	2.60
Weighted Average Modified Duration (Years)*	5.23
Weighted Average Rating**	AA-

* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2020	Market Value	% of Net Assets
U.S. Treasury Obligations	$91,538,891	33.6%
Foreign Government Securities	88,863,329	32.6
Financials	33,445,360	12.3
Supranational	7,219,572	2.7
Health Care	6,966,243	2.6
Communication Services	5,990,481	2.2
Information Technology	5,877,222	2.2
Energy	5,325,784	1.9
Industrials	4,289,059	1.6
U.S. Government Agency Securities	3,860,921	1.4
Utilities	3,597,372	1.3
Consumer Staples	3,317,685	1.2
Consumer Discretionary	3,279,626	1.2
Real Estate	2,640,579	1.0
Materials	2,271,076	0.8
Asset-Backed Securities	107,750	0.0	#
Municipal Bonds	107,009	0.0	#
Cash and Other	3,753,581	1.4

		100.0%

#	Less than 0.05%.

EQ/GLOBAL BOND PLUS PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,042.50	$4.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.36	4.82
Class IB
Actual	1,000.00	1,042.60	4.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.36	4.82
Class K
Actual	1,000.00	1,044.60	3.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.62	3.56

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.95%, 0.95% and 0.70%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Australia (2.2%)
BHP Billiton Finance USA Ltd.
2.875%, 2/24/22		$50,000	$51,431
New South Wales Treasury Corp.
5.000%, 8/20/24	AUD	1,300,000	1,173,918
3.000%, 5/20/27(m)		1,900,000	1,673,159
Queensland Treasury Corp.
4.750%, 7/21/25(m)		2,000,000	1,840,057
2.750%, 8/20/27(m)		1,050,000	915,453
Rio Tinto Finance USA Ltd.
3.750%, 6/15/25		$50,000	56,451
Westpac Banking Corp.
2.350%, 2/19/25		200,000	214,326
2.700%, 8/19/26		150,000	165,189

Total Australia			6,089,984

Austria (0.1%)
Oesterreichische Kontrollbank AG
1.625%, 9/17/22		250,000	255,715

Belgium (0.1%)
Anheuser-Busch Cos. LLC
3.650%, 2/1/26		125,000	140,919
Anheuser-Busch InBev Worldwide, Inc.
4.750%, 1/23/29		100,000	123,040

Total Belgium			263,959

Brazil (1.1%)
Notas do Tesouro Nacional
10.000%, 1/1/25	BRL	13,250,000	2,948,990

Canada (2.8%)
Bank of Montreal
2.350%, 9/11/22		$250,000	258,658
Bank of Nova Scotia (The)
2.000%, 11/15/22		250,000	258,030
Brookfield Finance, Inc.
4.850%, 3/29/29		50,000	61,327
Canada Housing Trust
2.550%, 3/15/25§	CAD	6,300,000	5,370,021
Canadian Natural Resources Ltd.
3.850%, 6/1/27		$25,000	27,961
Enbridge, Inc.
3.500%, 6/10/24		50,000	54,120
3.700%, 7/15/27		100,000	113,596
Export Development Canada
2.625%, 2/21/24		150,000	161,232
Husky Energy, Inc.
4.000%, 4/15/24		50,000	53,422
Hydro-Quebec
8.400%, 1/15/22		75,000	81,061
Nutrien Ltd.
3.150%, 10/1/22		19,000	19,769
4.200%, 4/1/29		50,000	60,343
Province of Manitoba
2.125%, 5/4/22		100,000	102,393
Province of Ontario
2.250%, 5/18/22		250,000	256,686
3.050%, 1/29/24		100,000	108,083
Province of Quebec
2.375%, 1/31/22		250,000	255,702
2.625%, 2/13/23		94,000	98,673
Royal Bank of Canada
2.800%, 4/29/22		150,000	154,953
Toronto-Dominion Bank (The)
3.250%, 3/11/24		150,000	163,025
TransCanada PipeLines Ltd.
4.875%, 1/15/26		80,000	94,789

Total Canada			7,753,844

China (0.3%)
CNOOC Finance 2015 USA LLC
3.500%, 5/5/25		200,000	215,125
Tencent Holdings Ltd.
3.595%, 1/19/28(m)		500,000	550,915

Total China			766,040

Colombia (0.1%)
Ecopetrol SA
4.125%, 1/16/25		100,000	108,656
Republic of Colombia
4.000%, 2/26/24		200,000	216,000

Total Colombia			324,656

Denmark (4.2%)
Nordea Kredit Realkreditaktieselskab
1.000%, 10/1/50(m)	DKK	14,423,517	2,396,766
Nykredit Realkredit A/S
1.000%, 10/1/50(m)		28,833,371	4,785,079
Realkredit Danmark A/S
1.000%, 10/1/50(m)		25,425,826	4,229,545

Total Denmark			11,411,390

France (0.6%)
Altice France SA
4.125%, 1/15/29(m)	EUR	125,000	155,694
Banijay Entertainment SASU
3.500%, 3/1/25(m)		250,000	304,866
Electricite de France SA
4.500%, 9/21/28(m)		$500,000	593,161
Rubis Terminal Infra SAS
5.625%, 5/15/25(m)	EUR	200,000	260,084
SPCM SA
2.000%, 2/1/26(m)		250,000	309,260
Total Capital International SA
2.700%, 1/25/23		$113,000	118,505

Total France			1,741,570

Germany (0.6%)
Cheplapharm Arzneimittel GmbH
4.375%, 1/15/28(m)	EUR	125,000	156,209
Deutsche Bank AG
4.100%, 1/13/26		$50,000	55,175
Kreditanstalt fuer Wiederaufbau
2.500%, 2/15/22		250,000	256,383
1.750%, 8/22/22		250,000	256,283
2.000%, 10/4/22		188,000	193,877
2.000%, 5/2/25		100,000	106,951
0.750%, 9/30/30		150,000	146,529
Landwirtschaftliche Rentenbank
2.375%, 6/10/25		100,000	108,353
Rebecca Bidco GmbH
5.750%, 7/15/25(m)	EUR	200,000	256,820

Total Germany			1,536,580

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Hungary (1.0%)
Hungary Government Bond
1.500%, 4/22/26	HUF	780,000,000	$2,643,604

Indonesia (1.2%)
Republic of Indonesia
7.250%, 2/15/26	IDR	20,000,000,000	1,537,082
5.500%, 4/15/26		22,000,000,000	1,583,843
2.850%, 2/14/30		$200,000	215,625

Total Indonesia			3,336,550

Ireland (0.2%)
AerCap Ireland Capital DAC
6.500%, 7/15/25		150,000	178,855
Smurfit Kappa Treasury ULC
1.500%, 9/15/27 (m)	EUR	225,000	287,308

Total Ireland			466,163

Israel (0.1%)
State of Israel Government Bond
2.750%, 7/3/30		$200,000	220,187

Italy (3.0%)
Buoni Poliennali del Tesoro
0.350%, 2/1/25 (m)	EUR	2,750,000	3,434,153
0.950%, 8/1/30 (m)		3,350,000	4,276,978
Gamma Bidco SpA
6.250%, 7/15/25 (m)		250,000	317,438
Italian Republic Government Bond
2.375%, 10/17/24		$200,000	210,507

Total Italy			8,239,076

Japan (9.4%)
Japan Bank for International Cooperation
3.375%, 10/31/23		200,000	216,491
2.000%, 10/17/29		200,000	215,044
Japan Government Bond
0.100%, 3/20/27	JPY	150,000,000	1,470,161
0.100%, 6/20/30		1,605,000,000	15,672,552
0.100%, 9/20/30		660,000,000	6,436,811
Mitsubishi UFJ Financial Group, Inc.
2.623%, 7/18/22		$200,000	206,723
3.677%, 2/22/27		200,000	227,858
Mizuho Financial Group, Inc.
3.170%, 9/11/27		200,000	222,331
Sumitomo Mitsui Financial Group, Inc.
2.784%, 7/12/22		250,000	258,927
3.784%, 3/9/26		100,000	113,909
3.010%, 10/19/26		50,000	55,360
3.202%, 9/17/29		50,000	54,492
2.130%, 7/8/30		200,000	207,975
Takeda Pharmaceutical Co. Ltd.
2.050%, 3/31/30		200,000	204,746
Toyota Motor Corp.
2.760%, 7/2/29		100,000	111,803

Total Japan			25,675,183

Luxembourg (0.2%)
INEOS Finance plc
3.375%, 3/31/26§	EUR	200,000	251,488
PLT VII Finance Sarl
4.625%, 1/5/26 (m)		125,000	158,473

Total Luxembourg			409,961

Malaysia (0.9%)
Malaysia Government Bond
3.955%, 9/15/25	MYR	9,500,000	2,552,129

Mexico (2.2%)
Mex Bonos Desarr Fix Rt
8.500%, 5/31/29	MXN	89,860,000	5,489,269
United Mexican States
4.000%, 10/2/23		$150,000	164,344
3.600%, 1/30/25		200,000	222,250
4.125%, 1/21/26		200,000	230,000

Total Mexico			6,105,863

Netherlands (0.5%)
Cooperatieve Rabobank UA
4.625%, 12/1/23		250,000	278,261
ING Groep NV
4.100%, 10/2/23		200,000	219,259
Maxeda DIY Holding BV
5.875%, 10/1/26 (m)	EUR	125,000	158,915
NXP BV
4.300%, 6/18/29§		$50,000	59,417
Shell International Finance BV
3.400%, 8/12/23		50,000	53,907
3.250%, 5/11/25		95,000	105,136
2.375%, 11/7/29		50,000	53,479
United Group BV
3.125%, 2/15/26 (m)	EUR	150,000	179,222
VZ Vendor Financing II BV
2.875%, 1/15/29§		175,000	207,951
Ziggo Bond Co. BV
3.375%, 2/28/30 (m)		125,000	153,549

Total Netherlands			1,469,096

Norway (1.3%)
Equinor ASA
3.700%, 3/1/24		$100,000	109,716
3.125%, 4/6/30		50,000	56,244
Kingdom of Norway
1.500%, 2/19/26 (m)	NOK	26,350,000	3,199,684

Total Norway			3,365,644

Panama (0.1%)
Republic of Panama
3.750%, 3/16/25		$200,000	220,875

Philippines (0.1%)
Republic of Philippines
10.625%, 3/16/25		100,000	141,938
2.457%, 5/5/30		200,000	215,000

Total Philippines			356,938

Poland (0.1%)
Republic of Poland
5.000%, 3/23/22		38,000	40,156
4.000%, 1/22/24		100,000	110,600

Total Poland			150,756

Romania (1.2%)
Romania Government Bond
3.250%, 4/29/24	RON	3,725,000	953,111
4.850%, 4/22/26		3,600,000	995,607
5.000%, 2/12/29		4,550,000	1,309,093

Total Romania			3,257,811

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Russia (1.1%)
Russian Federation
4.500%, 7/16/25	RUB	232,500,000	$3,034,130

South Africa (1.2%)
Republic of South Africa
10.500%, 12/21/26	ZAR	27,450,000	2,214,139
8.750%, 2/28/48		19,445,000	1,083,918

Total South Africa			3,298,057

South Korea (1.1%)
Export-Import Bank of Korea
2.375%, 6/25/24		$200,000	211,492
Republic of Korea
2.375%, 3/10/23	KRW	1,470,000,000	1,394,030
1.875%, 6/10/29		1,450,000,000	1,351,413

Total South Korea			2,956,935

Spain (2.4%)
Banco Santander SA
3.500%, 4/11/22		$200,000	207,487
Bonos and Obligaciones del Estado
0.000%, 1/31/25	EUR	900,000	1,121,288
1.250%, 10/31/30 (m)		3,125,000	4,269,896
ContourGlobal Power Holdings SA
2.750%, 1/1/26§		175,000	212,657
Telefonica Emisiones SA
4.103%, 3/8/27		$500,000	577,771

Total Spain			6,389,099

Supranational (2.7%)
African Development Bank
3.000%, 9/20/23		100,000	107,434
Asian Development Bank
1.750%, 9/13/22		150,000	153,877
5.900%, 12/20/22	INR	57,000,000	794,727
2.625%, 1/30/24		$350,000	374,895
2.125%, 3/19/25		100,000	107,116
1.875%, 1/24/30		200,000	215,764
European Bank for Reconstruction & Development
2.125%, 3/7/22		150,000	153,290
6.500%, 6/19/23	INR	72,000,000	1,017,723
European Investment Bank
2.625%, 5/20/22		$500,000	516,627
1.375%, 9/6/22		350,000	356,817
3.125%, 12/14/23		50,000	54,203
2.125%, 4/13/26		150,000	162,648
Inter-American Development Bank
2.500%, 1/18/23		250,000	261,404
2.125%, 1/15/25		250,000	266,708
3.125%, 9/18/28 (x)		100,000	116,432
International Bank for Reconstruction & Development
2.000%, 1/26/22		250,000	254,735
2.125%, 2/13/23		131,000	136,223
3.000%, 9/27/23		250,000	268,711
0.625%, 4/22/25		200,000	201,358
2.500%, 7/29/25		250,000	272,648
International Finance Corp.
2.875%, 7/31/23		150,000	160,007
6.300%, 11/25/24	INR	75,000,000	1,062,071
Nordic Investment Bank
1.375%, 10/17/22		$200,000	204,154

Total Supranational			7,219,572

Sweden (0.1%)
Svensk Exportkredit AB
1.625%, 11/14/22		200,000	204,725
Verisure Holding AB
3.875%, 7/15/26(m)	EUR	100,000	124,973

Total Sweden			329,698

Switzerland (0.3%)
ABB Finance USA, Inc.
2.875%, 5/8/22		$94,000	97,187
Credit Suisse AG
2.950%, 4/9/25		250,000	273,547
Credit Suisse Group Funding Guernsey Ltd.
3.800%, 9/15/22		150,000	158,377
Novartis Capital Corp.
3.000%, 11/20/25		150,000	166,114

Total Switzerland			695,225

United Kingdom (3.5%)
AstraZeneca plc
3.375%, 11/16/25		100,000	112,154
Barclays plc
(ICE LIBOR USD 3 Month + 1.61%), 3.932%, 5/7/25 (k)		200,000	218,795
4.337%, 1/10/28		200,000	229,311
BAT Capital Corp.
3.557%, 8/15/27		75,000	83,564
4.906%, 4/2/30		100,000	120,197
BP Capital Markets plc
3.062%, 3/17/22		130,000	134,234
FCE Bank plc
1.660%, 2/11/21 (m)	EUR	275,000	335,297
Galaxy Bidco Ltd.
6.500%, 7/31/26 (m)	GBP	200,000	286,149
GlaxoSmithKline Capital plc
3.375%, 6/1/29		$50,000	57,742
GlaxoSmithKline Capital, Inc.
2.800%, 3/18/23		94,000	98,857
HSBC Holdings plc
4.375%, 11/23/26		200,000	230,195
(ICE LIBOR USD 3 Month + 1.61%), 3.973%, 5/22/30 (k)		200,000	230,794
Lloyds Banking Group plc
(ICE LIBOR USD 3 Month + 1.21%), 3.574%, 11/7/28 (k)		200,000	225,486
Natwest Group plc
4.800%, 4/5/26		200,000	235,717
Pinewood Finance Co. Ltd.
3.250%, 9/30/25 (m)	GBP	100,000	139,548
Playtech plc
3.750%, 10/12/23 (m)	EUR	225,000	278,307
Reynolds American, Inc.
4.850%, 9/15/23		$150,000	167,510
Santander UK Group Holdings plc
(ICE LIBOR USD 3 Month + 1.57%), 4.796%, 11/15/24 (k)		200,000	221,973
Synthomer plc
3.875%, 7/1/25 (m)	EUR	100,000	127,644

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Tesco plc
6.125%, 2/24/22	GBP	75,000	$108,963
U.K. Treasury Bonds
0.750%, 7/22/23 (m)		750,000	1,048,189
0.625%, 6/7/25 (m)		2,600,000	3,667,320
Unilever Capital Corp.
2.000%, 7/28/26		$100,000	106,107
Victoria plc
5.250%, 7/15/24 (m)	EUR	100,000	126,296
Virgin Media Secured Finance plc
4.250%, 1/15/30 (m)	GBP	250,000	351,405
Vodafone Group plc
4.125%, 5/30/25		$100,000	114,283
4.375%, 5/30/28		475,000	568,005
WPP Finance 2010
3.750%, 9/19/24		50,000	55,224

Total United Kingdom			9,679,266

United States (52.5%)
3M Co.
3.000%, 8/7/25		100,000	110,980
Abbott Laboratories
2.550%, 3/15/22		90,000	92,348
3.400%, 11/30/23		70,000	75,664
AbbVie, Inc.
3.250%, 10/1/22		75,000	78,138
2.900%, 11/6/22		131,000	136,965
2.600%, 11/21/24		250,000	267,204
3.800%, 3/15/25		50,000	56,097
3.600%, 5/14/25		150,000	167,056
2.950%, 11/21/26		250,000	275,079
Agilent Technologies, Inc.
3.875%, 7/15/23		56,000	60,703
Air Lease Corp.
4.250%, 2/1/24		200,000	216,337
Aircastle Ltd.
5.000%, 4/1/23		50,000	53,585
Alexandria Real Estate Equities, Inc. (REIT)
2.750%, 12/15/29		100,000	108,473
Allstate Corp. (The)
3.150%, 6/15/23		94,000	100,158
Ally Financial, Inc.
5.800%, 5/1/25		100,000	119,090
Altria Group, Inc.
2.950%, 5/2/23		94,000	99,168
4.800%, 2/14/29		50,000	59,660
Amazon.com, Inc.
3.150%, 8/22/27		100,000	113,590
American Campus Communities Operating Partnership LP (REIT)
2.850%, 2/1/30		50,000	52,258
American Electric Power Co., Inc.
2.300%, 3/1/30		150,000	156,546
American Express Co.
2.650%, 12/2/22		203,000	211,713
2.500%, 7/30/24		250,000	266,346
American Honda Finance Corp.
2.900%, 2/16/24		150,000	160,590
American International Group, Inc.
4.875%, 6/1/22		150,000	159,136
4.200%, 4/1/28		100,000	118,617
American Tower Corp. (REIT)
5.000%, 2/15/24		100,000	113,209
3.375%, 10/15/26		100,000	112,260
3.800%, 8/15/29		50,000	57,822
Ameriprise Financial, Inc.
4.000%, 10/15/23		100,000	109,649
Amgen, Inc.
3.625%, 5/15/22		56,000	58,008
2.450%, 2/21/30		100,000	106,768
Anthem, Inc.
3.350%, 12/1/24		50,000	54,877
2.375%, 1/15/25		100,000	106,440
2.875%, 9/15/29		50,000	55,357
2.250%, 5/15/30		325,000	343,178
Aon plc
3.875%, 12/15/25		100,000	114,259
Apple, Inc.
2.150%, 2/9/22		100,000	102,055
1.700%, 9/11/22		130,000	133,129
2.850%, 2/23/23		75,000	78,729
3.200%, 5/13/25		75,000	83,436
2.450%, 8/4/26		100,000	108,555
3.350%, 2/9/27		100,000	113,926
2.900%, 9/12/27		150,000	168,045
Aptiv Corp.
4.150%, 3/15/24		25,000	27,457
Ares Capital Corp.
3.875%, 1/15/26		100,000	108,333
Arizona Public Service Co.
3.150%, 5/15/25		100,000	109,731
AT&T, Inc.
3.000%, 6/30/22		50,000	51,749
2.625%, 12/1/22		94,000	97,501
4.450%, 4/1/24		100,000	112,220
3.950%, 1/15/25		100,000	113,018
4.350%, 3/1/29		150,000	178,866
Athene Holding Ltd.
6.150%, 4/3/30		50,000	62,131
AutoZone, Inc.
3.750%, 4/18/29		50,000	57,437
AvalonBay Communities, Inc. (REIT)
3.300%, 6/1/29		50,000	57,360
Baker Hughes a GE Co. LLC
3.337%, 12/15/27		60,000	66,946
Bank of America Corp.
(ICE LIBOR USD 3 Month + 0.79%), 3.004%, 12/20/23(k)		233,000	244,939
4.125%, 1/22/24		100,000	110,873
4.200%, 8/26/24		100,000	111,865
4.000%, 1/22/25		100,000	111,993
4.450%, 3/3/26		100,000	116,345
3.500%, 4/19/26		100,000	112,930
(ICE LIBOR USD 3 Month + 1.58%), 3.824%, 1/20/28 (k)		100,000	114,526
(ICE LIBOR USD 3 Month + 1.04%), 3.419%, 12/20/28 (k)		100,000	112,330
(ICE LIBOR USD 3 Month + 1.31%), 4.271%, 7/23/29 (k)		200,000	237,876
(ICE LIBOR USD 3 Month + 1.21%), 3.974%, 2/7/30 (k)		300,000	351,889
(ICE LIBOR USD 3 Month + 1.19%), 2.884%, 10/22/30 (k)		100,000	108,786

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
(ICE LIBOR USD 3 Month + 0.99%), 2.496%, 2/13/31 (k)		$150,000	$158,237
Bank of New York Mellon Corp. (The)
3.000%, 2/24/25		65,000	71,337
3.850%, 4/28/28		150,000	179,427
Becton Dickinson and Co.
3.363%, 6/6/24		150,000	162,375
Berkshire Hathaway Energy Co.
4.050%, 4/15/25§		100,000	113,280
Berkshire Hathaway Finance Corp.
3.000%, 5/15/22		94,000	97,443
Berkshire Hathaway, Inc.
2.750%, 3/15/23		65,000	68,206
Berry Global, Inc.
1.000%, 1/15/25 (m)	EUR	225,000	276,858
Biogen, Inc.
4.050%, 9/15/25		$100,000	114,924
Boardwalk Pipelines LP
4.800%, 5/3/29		25,000	28,479
Boeing Co. (The)
3.200%, 3/1/29		75,000	78,645
5.150%, 5/1/30		125,000	149,850
Booking Holdings, Inc.
4.500%, 4/13/27		50,000	59,473
Boston Properties LP (REIT)
3.650%, 2/1/26		100,000	113,525
Boston Scientific Corp.
3.850%, 5/15/25		26,000	29,260
2.650%, 6/1/30		50,000	53,540
BP Capital Markets America, Inc.
3.245%, 5/6/22		75,000	77,912
3.224%, 4/14/24		100,000	107,787
4.234%, 11/6/28		100,000	118,918
1.749%, 8/10/30		425,000	425,761
Brighthouse Financial, Inc.
5.625%, 5/15/30		50,000	61,208
Bristol-Myers Squibb Co.
2.000%, 8/1/22		94,000	96,423
3.875%, 8/15/25		150,000	170,290
3.400%, 7/26/29		50,000	58,003
Brixmor Operating Partnership LP (REIT)
3.900%, 3/15/27		100,000	111,084
Broadcom Corp.
3.875%, 1/15/27		100,000	112,780
Broadcom, Inc.
3.625%, 10/15/24		150,000	164,475
4.700%, 4/15/25		100,000	114,761
5.000%, 4/15/30		100,000	121,473
Broadridge Financial Solutions, Inc.
3.400%, 6/27/26		30,000	33,557
Burlington Northern Santa Fe LLC
3.050%, 3/15/22		94,000	96,439
3.850%, 9/1/23		100,000	108,654
3.750%, 4/1/24		25,000	27,404
Campbell Soup Co.
4.150%, 3/15/28		50,000	59,738
Capital One Financial Corp.
3.300%, 10/30/24		100,000	109,312
3.800%, 1/31/28		100,000	115,013
Cardinal Health, Inc.
3.410%, 6/15/27		75,000	84,263
Carrier Global Corp.
2.722%, 2/15/30		100,000	106,878
Caterpillar Financial Services Corp.
1.900%, 9/6/22		150,000	153,979
Caterpillar, Inc.
2.600%, 6/26/22		56,000	57,558
2.600%, 4/9/30		100,000	109,914
CenterPoint Energy, Inc.
2.500%, 9/1/24		50,000	53,101
Charles Schwab Corp. (The)
3.200%, 1/25/28		100,000	112,971
Charter Communications Operating LLC
4.908%, 7/23/25		170,000	197,100
Cheniere Corpus Christi Holdings LLC
5.125%, 6/30/27		25,000	29,471
3.700%, 11/15/29		50,000	55,131
Chevron Corp.
3.191%, 6/24/23		75,000	79,672
2.954%, 5/16/26		150,000	166,140
Chevron USA, Inc.
0.687%, 8/12/25		500,000	501,217
Chubb INA Holdings, Inc.
3.350%, 5/15/24		100,000	108,740
Cigna Corp.
3.900%, 2/15/22		94,000	97,592
4.125%, 11/15/25		50,000	57,394
3.400%, 3/1/27		100,000	112,901
2.400%, 3/15/30		25,000	26,581
Cisco Systems, Inc.
2.200%, 9/20/23		200,000	209,498
Citigroup, Inc.
4.500%, 1/14/22		100,000	104,269
3.875%, 10/25/23		100,000	109,974
3.750%, 6/16/24		150,000	165,921
3.300%, 4/27/25		65,000	71,913
(SOFR + 2.75%), 3.106%, 4/8/26(k)		50,000	54,592
3.200%, 10/21/26		300,000	335,680
(ICE LIBOR USD 3 Month + 1.56%), 3.887%, 1/10/28 (k)		100,000	114,618
(ICE LIBOR USD 3 Month + 1.34%), 3.980%, 3/20/30 (k)		100,000	116,497
(SOFR + 1.42%), 2.976%, 11/5/30 (k)		50,000	54,399
(SOFR + 1.15%), 2.666%, 1/29/31 (k)		100,000	107,219
(SOFR + 3.91%), 4.412%, 3/31/31 (k)		50,000	60,637
Citizens Financial Group, Inc.
3.250%, 4/30/30		100,000	112,748
Clorox Co. (The)
3.500%, 12/15/24		100,000	110,745
Coca-Cola Co. (The)
3.200%, 11/1/23		100,000	108,296
2.125%, 9/6/29		100,000	106,570
3.450%, 3/25/30		50,000	58,705
Comcast Cable Communications Holdings, Inc.
9.455%, 11/15/22		38,000	44,483
Comcast Corp.
3.375%, 8/15/25		100,000	111,946
3.300%, 2/1/27		100,000	112,720
4.150%, 10/15/28		100,000	120,218
3.400%, 4/1/30		50,000	57,747

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Comerica, Inc.
4.000%, 2/1/29	$25,000	$29,146
Commonwealth Edison Co.
2.550%, 6/15/26	100,000	109,141
Conagra Brands, Inc.
3.200%, 1/25/23	28,000	29,500
4.850%, 11/1/28	50,000	61,992
Connecticut Light & Power Co. (The)
2.500%, 1/15/23	94,000	97,715
ConocoPhillips Co.
4.950%, 3/15/26	100,000	119,745
Constellation Brands, Inc.
4.750%, 12/1/25	100,000	118,000
Crown Castle International Corp. (REIT)
4.450%, 2/15/26	100,000	115,952
3.300%, 7/1/30	100,000	112,170
CSX Corp.
3.350%, 11/1/25	100,000	111,904
CVS Health Corp.
3.700%, 3/9/23	14,000	14,982
3.875%, 7/20/25	133,000	150,452
2.875%, 6/1/26	50,000	54,695
4.300%, 3/25/28	99,000	117,064
3.250%, 8/15/29	50,000	56,299
3.750%, 4/1/30	50,000	58,356
1.875%, 2/28/31	175,000	177,134
Deere & Co.
2.600%, 6/8/22	38,000	39,038
Dell International LLC
5.450%, 6/15/23§	100,000	111,254
6.020%, 6/15/26§	150,000	182,437
Diamondback Energy, Inc.
3.250%, 12/1/26	50,000	53,438
Digital Realty Trust LP (REIT)
3.600%, 7/1/29	50,000	57,283
Discover Financial Services
3.950%, 11/6/24	100,000	110,748
Discovery Communications LLC
3.800%, 3/13/24	100,000	109,403
3.900%, 11/15/24	100,000	110,699
Dollar Tree, Inc.
4.200%, 5/15/28	50,000	59,563
Dominion Energy, Inc.
3.375%, 4/1/30	50,000	56,872
Dow Chemical Co. (The)
4.800%, 11/30/28	100,000	122,569
DTE Energy Co.
2.529%, 10/1/24 (e)	50,000	53,269
Duke Energy Corp.
3.950%, 10/15/23	100,000	108,681
Duke Energy Progress LLC
3.450%, 3/15/29	100,000	114,567
DuPont de Nemours, Inc.
4.725%, 11/15/28	50,000	60,962
Eastern Energy Gas Holdings LLC
3.600%, 12/15/24	50,000	55,168
Eastman Chemical Co.
3.600%, 8/15/22	75,000	78,108
Eaton Corp.
2.750%, 11/2/22	94,000	98,030
eBay, Inc.
3.600%, 6/5/27	100,000	113,555
Emerson Electric Co.
2.625%, 2/15/23	94,000	98,420
Enable Midstream Partners LP
4.150%, 9/15/29	25,000	24,537
Energy Transfer Operating LP
4.050%, 3/15/25	100,000	109,200
5.250%, 4/15/29	50,000	58,135
3.750%, 5/15/30	50,000	53,306
Entergy Corp.
2.950%, 9/1/26	150,000	164,920
Enterprise Products Operating LLC
3.350%, 3/15/23	94,000	99,347
3.900%, 2/15/24	50,000	54,603
4.150%, 10/16/28	25,000	29,548
3.125%, 7/31/29	75,000	82,770
2.800%, 1/31/30	100,000	108,217
Equinix, Inc. (REIT)
3.200%, 11/18/29	50,000	55,097
ERP Operating LP (REIT)
3.000%, 7/1/29	50,000	56,034
Essex Portfolio LP (REIT)
3.875%, 5/1/24	100,000	110,827
Exelon Corp.
4.050%, 4/15/30	50,000	59,115
Expedia Group, Inc.
3.800%, 2/15/28	100,000	107,011
Exxon Mobil Corp.
2.397%, 3/6/22	100,000	102,128
1.571%, 4/15/23	50,000	51,418
3.176%, 3/15/24	100,000	107,789
2.992%, 3/19/25	50,000	54,601
3.294%, 3/19/27	50,000	56,761
3.482%, 3/19/30	50,000	57,830
FedEx Corp.
2.625%, 8/1/22	19,000	19,664
3.100%, 8/5/29	50,000	55,796
4.250%, 5/15/30	50,000	60,696
FFCB
2.850%, 9/20/21	475,000	484,230
0.580%, 6/3/24	300,000	300,475
FHLB
2.750%, 12/13/24	200,000	219,589
3.125%, 6/13/25	270,000	302,314
FHLMC
0.125%, 7/25/22	20,000	19,999
0.250%, 8/24/23	225,000	225,269
0.250%, 12/4/23	210,000	210,059
0.375%, 7/21/25	20,000	19,990
Fidelity National Information Services, Inc.
3.500%, 4/15/23	75,000	80,135
Fifth Third Bancorp
2.375%, 1/28/25	100,000	106,191
Fiserv, Inc.
3.200%, 7/1/26	50,000	55,893
3.500%, 7/1/29	50,000	57,148
Flex Ltd.
4.875%, 6/15/29	50,000	58,940
Florida Power & Light Co.
3.250%, 6/1/24	100,000	107,771
Florida State Board of Administration Finance Corp. Revenue Bonds, Series 2020A
1.258%, 7/1/25	50,000	51,145

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Flowserve Corp.
4.000%, 11/15/23		$50,000	$52,836
FNMA
2.625%, 1/11/22		285,000	292,280
0.250%, 7/10/23		300,000	300,574
2.625%, 9/6/24		600,000	652,674
0.500%, 6/17/25		500,000	501,949
7.250%, 5/15/30		100,000	155,020
0.875%, 8/5/30		180,000	176,499
Ford Motor Co.
8.500%, 4/21/23		100,000	112,370
Fox Corp.
4.709%, 1/25/29		50,000	60,849
GATX Corp.
4.000%, 6/30/30		50,000	59,062
General Dynamics Corp.
2.250%, 11/15/22		56,000	57,782
3.500%, 4/1/27		50,000	57,381
General Electric Co.
2.700%, 10/9/22		40,000	41,507
3.625%, 5/1/30		100,000	113,291
General Mills, Inc.
4.200%, 4/17/28		75,000	90,687
General Motors Co.
5.400%, 10/2/23		50,000	55,998
General Motors Financial Co., Inc.
4.000%, 1/15/25		100,000	109,739
4.300%, 7/13/25		100,000	112,447
5.250%, 3/1/26		50,000	58,778
3.850%, 1/5/28		50,000	54,813
3.600%, 6/21/30		50,000	55,274
Georgia Power Co.
3.250%, 4/1/26		100,000	111,428
Gilead Sciences, Inc.
3.250%, 9/1/22		30,000	31,233
3.650%, 3/1/26		100,000	113,410
Global Payments, Inc.
3.200%, 8/15/29		450,000	497,663
GLP Capital LP (REIT)
5.300%, 1/15/29		75,000	86,635
Goldman Sachs Group, Inc. (The)
3.625%, 1/22/23		56,000	59,651
3.850%, 7/8/24		150,000	165,045
3.500%, 4/1/25		150,000	166,320
4.250%, 10/21/25		75,000	85,574
3.750%, 2/25/26		30,000	34,163
3.500%, 11/16/26		150,000	168,414
(ICE LIBOR USD 3 Month + 1.51%), 3.691%, 6/5/28(k)		100,000	114,905
3.800%, 3/15/30		50,000	58,686
Halliburton Co. 3.800%, 11/15/25		80,000	89,562
Hasbro, Inc. 3.550%, 11/19/26		50,000	55,153
HCA, Inc. 5.250%, 6/15/26		100,000	118,309
Healthpeak Properties, Inc. (REIT) 3.400%, 2/1/25		100,000	110,890
Hewlett Packard Enterprise Co. 4.900%, 10/15/25(e)		100,000	117,221
Home Depot, Inc. (The) 2.625%, 6/1/22		75,000	77,332
2.125%, 9/15/26		25,000	26,904
2.950%, 6/15/29		50,000	56,500
2.700%, 4/15/30		50,000	55,573
Honeywell International, Inc. 2.700%, 8/15/29		50,000	55,662
HP, Inc. 4.050%, 9/15/22		100,000	106,017
Humana, Inc. 3.950%, 3/15/27		100,000	115,385
Huntsman International LLC 4.500%, 5/1/29		50,000	57,790
Hyatt Hotels Corp. 4.850%, 3/15/26		50,000	54,915
IHS Markit Ltd. 4.250%, 5/1/29		50,000	60,743
Illinois Tool Works, Inc. 3.500%, 3/1/24		100,000	109,499
Intel Corp. 2.700%, 12/15/22		75,000	78,517
3.150%, 5/11/27		100,000	111,923
3.900%, 3/25/30		50,000	60,164
Intercontinental Exchange, Inc. 2.100%, 6/15/30		50,000	52,051
International Business Machines Corp. 3.500%, 5/15/29		100,000	114,981
1.950%, 5/15/30		200,000	205,517
IQVIA, Inc. 2.875%, 6/15/28(m)	EUR	325,000	410,041
J M Smucker Co. (The) 3.000%, 3/15/22		$135,000	139,064
Jefferies Financial Group, Inc. 5.500%, 10/18/23		50,000	55,039
Jefferies Group LLC 4.150%, 1/23/30		50,000	58,236
John Deere Capital Corp. 2.600%, 3/7/24		100,000	106,878
3.050%, 1/6/28		100,000	113,140
Johnson & Johnson 2.050%, 3/1/23		25,000	25,798
3.375%, 12/5/23		50,000	54,526
1.300%, 9/1/30		150,000	150,750
JPMorgan Chase & Co. 3.200%, 1/25/23		131,000	138,714
(ICE LIBOR USD 3 Month + 0.70%), 3.207%, 4/1/23 (k)		250,000	258,904
3.625%, 5/13/24		100,000	110,530
(ICE LIBOR USD 3 Month + 1.16%), 3.220%, 3/1/25 (k)		100,000	107,761
3.300%, 4/1/26		100,000	111,939
(SOFR + 1.85%), 2.083%, 4/22/26 (k)		50,000	52,734
(ICE LIBOR USD 3 Month + 1.34%), 3.782%, 2/1/28 (k)		100,000	114,484
(ICE LIBOR USD 3 Month + 0.95%), 3.509%, 1/23/29 (k)		150,000	170,123
(ICE LIBOR USD 3 Month + 1.26%), 4.203%, 7/23/29 (k)		100,000	118,542
(SOFR + 1.51%), 2.739%, 10/15/30 (k)		100,000	108,692
(SOFR + 2.04%), 2.522%, 4/22/31 (k)		50,000	53,373
(SOFR + 2.52%), 2.956%, 5/13/31 (k)		100,000	109,233

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Kellogg Co. 2.100%, 6/1/30	$50,000	$52,150
Keurig Dr Pepper, Inc. 4.597%, 5/25/28	100,000	121,813
KeyCorp 2.550%, 10/1/29	50,000	53,924
Kinder Morgan, Inc. 4.300%, 3/1/28	100,000	117,099
Kohl’s Corp. 9.500%, 5/15/25	50,000	64,321
Kroger Co. (The) 4.500%, 1/15/29	25,000	30,716
L3Harris Technologies, Inc. 4.400%, 6/15/28	50,000	59,748
Laboratory Corp. of America Holdings 3.200%, 2/1/22	50,000	51,454
Lam Research Corp. 3.800%, 3/15/25	30,000	33,671
1.900%, 6/15/30	30,000	30,895
Las Vegas Sands Corp. 3.900%, 8/8/29	50,000	53,804
Lazard Group LLC 4.375%, 3/11/29	50,000	58,536
Lear Corp. 4.250%, 5/15/29	50,000	56,552
Lincoln National Corp. 3.800%, 3/1/28	100,000	115,690
Lockheed Martin Corp. 3.550%, 1/15/26	100,000	113,545
Lowe’s Cos., Inc. 4.000%, 4/15/25	100,000	113,621
3.375%, 9/15/25	100,000	111,967
2.500%, 4/15/26	50,000	53,998
LYB International Finance III LLC 3.375%, 5/1/30	100,000	111,636
Marathon Oil Corp. 2.800%, 11/1/22	26,000	26,613
Marathon Petroleum Corp. 5.125%, 12/15/26	50,000	59,400
Marriott International, Inc. 4.625%, 6/15/30	50,000	58,630
Marsh & McLennan Cos., Inc. 3.500%, 6/3/24	100,000	109,021
Mastercard, Inc. 2.950%, 6/1/29	50,000	56,148
McDonald’s Corp. 3.250%, 6/10/24	150,000	163,260
2.125%, 3/1/30	50,000	52,433
Medtronic, Inc. 3.500%, 3/15/25	52,000	58,133
Merck & Co., Inc. 2.350%, 2/10/22	30,000	30,664
2.750%, 2/10/25	150,000	162,933
MetLife, Inc.
4.368%, 9/15/23 (e)	150,000	166,028
Micron Technology, Inc.
5.327%, 2/6/29	50,000	62,429
Microsoft Corp.
2.375%, 2/12/22	60,000	61,385
2.650%, 11/3/22	75,000	78,021
2.000%, 8/8/23	90,000	93,747
3.300%, 2/6/27	250,000	284,921
Mid-America Apartments LP (REIT)
3.950%, 3/15/29	50,000	58,537
Molson Coors Beverage Co.
3.000%, 7/15/26	100,000	109,158
Mondelez International, Inc.
1.500%, 5/4/25	60,000	61,815
Moody’s Corp.
4.500%, 9/1/22	19,000	20,045
Morgan Stanley
3.750%, 2/25/23	56,000	59,932
4.100%, 5/22/23	100,000	108,214
4.000%, 7/23/25	100,000	114,176
(SOFR + 1.99%), 2.188%, 4/28/26 (k)	50,000	52,827
3.125%, 7/27/26	100,000	111,741
(ICE LIBOR USD 3 Month + 1.34%), 3.591%, 7/22/28 (k)	100,000	113,724
(ICE LIBOR USD 3 Month + 1.14%), 3.772%, 1/24/29 (k)	100,000	115,925
(ICE LIBOR USD 3 Month + 1.63%), 4.431%, 1/23/30 (k)	50,000	60,581
(SOFR + 3.12%), 3.622%, 4/1/31(k)	50,000	58,073
Mosaic Co. (The)
4.250%, 11/15/23	100,000	109,734
Motorola Solutions, Inc.
4.600%, 5/23/29	50,000	59,936
MPLX LP
4.500%, 7/15/23	50,000	54,441
4.875%, 6/1/25	50,000	57,532
4.800%, 2/15/29	50,000	59,903
MUFG Americas Holdings Corp.
3.000%, 2/10/25	120,000	129,556
National Fuel Gas Co.
3.950%, 9/15/27	50,000	52,710
National Retail Properties, Inc. (REIT)
3.900%, 6/15/24	100,000	108,514
National Rural Utilities Cooperative Finance Corp.
3.400%, 2/7/28	100,000	113,684
NextEra Energy Capital Holdings, Inc.
3.500%, 4/1/29	100,000	113,647
2.250%, 6/1/30	100,000	104,488
NIKE, Inc.
2.750%, 3/27/27	100,000	110,729
NiSource, Inc.
2.950%, 9/1/29	50,000	54,637
Norfolk Southern Corp.
2.550%, 11/1/29	50,000	53,968
Northrop Grumman Corp.
3.250%, 1/15/28	100,000	114,580
NVIDIA Corp.
2.850%, 4/1/30	50,000	56,156
Omega Healthcare Investors, Inc. (REIT)
4.375%, 8/1/23	100,000	108,226
Omnicom Group, Inc.
3.625%, 5/1/22	19,000	19,817
4.200%, 6/1/30	50,000	60,218
ONEOK, Inc.
4.350%, 3/15/29	50,000	56,404
Oracle Corp.
2.500%, 5/15/22	100,000	102,614
2.500%, 10/15/22	75,000	77,900
2.400%, 9/15/23	100,000	105,399

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
2.500%, 4/1/25	$50,000	$53,775
2.650%, 7/15/26	100,000	109,480
3.250%, 11/15/27	150,000	171,392
2.950%, 4/1/30	50,000	55,593
O’Reilly Automotive, Inc.
3.900%, 6/1/29	75,000	88,026
Otis Worldwide Corp.
2.565%, 2/15/30	50,000	53,424
Pacific Gas and Electric Co.
4.550%, 7/1/30	100,000	113,837
Parker-Hannifin Corp.
3.300%, 11/21/24	100,000	109,791
PayPal Holdings, Inc.
2.850%, 10/1/29	50,000	55,537
PepsiCo, Inc.
3.000%, 10/15/27	100,000	112,600
2.750%, 3/19/30	50,000	56,237
Pfizer, Inc.
3.000%, 12/15/26	150,000	168,486
Philip Morris International, Inc.
3.600%, 11/15/23	50,000	54,485
3.125%, 3/2/28	100,000	113,526
Plains All American Pipeline LP
3.850%, 10/15/23	100,000	106,390
PNC Bank NA
2.625%, 2/17/22‡	250,000	256,014
PNC Financial Services Group, Inc. (The)
3.900%, 4/29/24‡	150,000	165,460
PPG Industries, Inc.
2.800%, 8/15/29	50,000	54,628
PPL Capital Funding, Inc.
4.200%, 6/15/22	47,000	49,097
Precision Castparts Corp.
2.500%, 1/15/23	38,000	39,470
Procter & Gamble Co. (The)
3.000%, 3/25/30	100,000	115,120
Prudential Financial, Inc.
(ICE LIBOR USD 3 Month + 4.18%), 5.875%, 9/15/42 (k)	100,000	106,875
(ICE LIBOR USD 3 Month + 2.67%), 5.700%, 9/15/48 (k)	50,000	57,500
PSEG Power LLC
3.850%, 6/1/23	100,000	107,508
Puget Energy, Inc.
3.650%, 5/15/25	50,000	55,085
QUALCOMM, Inc.
2.150%, 5/20/30	225,000	238,499
1.650%, 5/20/32§	113,000	113,571
Raytheon Technologies Corp.
3.950%, 8/16/25	150,000	171,081
3.500%, 3/15/27	50,000	57,040
Realty Income Corp. (REIT)
3.250%, 10/15/22	56,000	58,428
3.250%, 6/15/29	50,000	56,373
Regency Centers LP (REIT)
2.950%, 9/15/29	25,000	26,822
Reinsurance Group of America, Inc.
4.700%, 9/15/23	50,000	55,182
Republic Services, Inc.
3.950%, 5/15/28	50,000	58,608
Roper Technologies, Inc.
3.125%, 11/15/22	75,000	78,334
2.000%, 6/30/30	100,000	101,888
Royalty Pharma plc
2.200%, 9/2/30§	100,000	102,656
Ryder System, Inc.
2.900%, 12/1/26	50,000	54,764
S&P Global, Inc.
1.250%, 8/15/30	150,000	147,667
Sabine Pass Liquefaction LLC
5.875%, 6/30/26	150,000	180,915
San Diego Gas & Electric Co.
3.600%, 9/1/23	100,000	107,503
Santander Holdings USA, Inc.
4.400%, 7/13/27	100,000	113,761
Sempra Energy
3.400%, 2/1/28	100,000	113,372
Sherwin-Williams Co. (The)
2.950%, 8/15/29	50,000	55,482
Shire Acquisitions Investments Ireland DAC
3.200%, 9/23/26	100,000	111,629
Simon Property Group LP (REIT)
3.300%, 1/15/26	100,000	109,816
2.450%, 9/13/29	100,000	104,548
SITE Centers Corp. (REIT)
3.625%, 2/1/25	100,000	103,532
Southern California Edison Co.
4.200%, 3/1/29	50,000	58,572
Southern Co. (The)
3.250%, 7/1/26	100,000	112,260
Southwest Airlines Co.
2.625%, 2/10/30	50,000	50,812
Southwestern Electric Power Co.
4.100%, 9/15/28	25,000	29,278
Spirit Realty LP (REIT)
3.200%, 1/15/27	25,000	26,530
Stanley Black & Decker, Inc.
2.300%, 3/15/30	50,000	53,177
Starbucks Corp.
3.850%, 10/1/23	50,000	54,229
3.550%, 8/15/29	50,000	58,194
State of California Federally Taxable General Obligation Bonds Various Purpose
3.375%, 4/1/25	50,000	55,864
State Street Corp.
3.300%, 12/16/24	65,000	72,152
2.400%, 1/24/30	50,000	54,443
Steel Dynamics, Inc.
3.450%, 4/15/30	50,000	56,498
Stryker Corp.
3.500%, 3/15/26	100,000	113,107
Synchrony Financial
4.500%, 7/23/25	100,000	112,306
Sysco Corp.
3.750%, 10/1/25	100,000	112,656
Tapestry, Inc.
4.125%, 7/15/27	50,000	53,886
Target Corp.
2.250%, 4/15/25	100,000	106,771
TD Ameritrade Holding Corp.
2.950%, 4/1/22	100,000	102,886
Textron, Inc.
4.300%, 3/1/24	100,000	110,123

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Thermo Fisher Scientific, Inc.
3.000%, 4/15/23	$100,000	$105,833
4.497%, 3/25/30	50,000	62,478
TJX Cos., Inc. (The)
2.250%, 9/15/26	50,000	53,615
T-Mobile USA, Inc.
3.750%, 4/15/27§	100,000	113,480
3.875%, 4/15/30§	100,000	115,250
Toyota Motor Credit Corp.
3.300%, 1/12/22	94,000	96,813
2.900%, 3/30/23	200,000	211,153
Trane Technologies Luxembourg Finance SA
3.800%, 3/21/29	50,000	59,334
Transcontinental Gas Pipe Line Co. LLC
7.850%, 2/1/26	50,000	65,501
Truist Financial Corp.
2.750%, 4/1/22	250,000	257,012
3.050%, 6/20/22	200,000	207,528
TWDC Enterprises 18 Corp.
3.000%, 2/13/26	100,000	110,670
Tyson Foods, Inc.
4.500%, 6/15/22	75,000	78,642
4.350%, 3/1/29	50,000	60,550
U.S. Treasury Bonds
7.125%, 2/15/23	788,000	904,388
7.500%, 11/15/24	500,000	639,978
6.000%, 2/15/26	990,000	1,271,667
6.500%, 11/15/26	75,000	101,091
6.375%, 8/15/27	300,000	413,320
6.125%, 11/15/27	250,000	343,076
5.500%, 8/15/28	300,000	406,934
5.250%, 11/15/28	1,050,000	1,414,512
5.250%, 2/15/29	800,000	1,083,843
U.S. Treasury Notes
1.750%, 2/28/22	688,000	700,969
1.875%, 2/28/22	800,000	816,216
1.750%, 3/31/22	600,000	612,128
1.750%, 4/30/22	700,000	715,137
1.875%, 4/30/22	400,000	409,275
1.750%, 5/15/22	364,000	372,065
0.125%, 5/31/22	1,000,000	1,000,144
1.750%, 5/31/22	500,000	511,435
1.750%, 6/30/22	400,000	409,695
2.125%, 6/30/22	900,000	926,839
1.875%, 7/31/22	1,400,000	1,438,561
2.000%, 7/31/22	400,000	411,791
1.625%, 8/15/22	1,003,000	1,027,354
0.125%, 8/31/22	1,500,000	1,500,094
1.625%, 8/31/22	900,000	922,274
1.875%, 8/31/22	1,000,000	1,028,866
0.125%, 9/30/22	1,600,000	1,600,004
1.750%, 9/30/22	450,000	462,677
1.875%, 10/31/22	700,000	722,257
1.625%, 11/15/22	376,000	386,467
0.125%, 11/30/22	600,000	600,048
2.000%, 11/30/22	1,700,000	1,760,530
2.125%, 12/31/22	350,000	363,885
1.750%, 1/31/23	900,000	930,207
2.000%, 2/15/23	500,000	519,666
2.625%, 2/28/23	450,000	474,083
0.500%, 3/15/23	1,000,000	1,008,132
1.500%, 3/31/23	500,000	515,194
2.500%, 3/31/23	700,000	736,946
1.750%, 5/15/23	700,000	726,580
2.750%, 5/31/23	800,000	849,995
1.375%, 6/30/23	500,000	515,221
2.750%, 7/31/23	1,200,000	1,280,262
2.500%, 8/15/23	350,000	371,544
1.375%, 8/31/23	300,000	309,748
2.750%, 8/31/23	600,000	641,299
1.375%, 9/30/23	1,400,000	1,446,817
2.875%, 10/31/23	1,435,500	1,545,397
2.125%, 11/30/23	400,000	422,871
2.250%, 1/31/24	750,000	797,839
2.750%, 2/15/24	2,450,000	2,646,670
2.125%, 3/31/24	300,000	318,752
2.500%, 5/15/24	2,300,000	2,478,165
1.750%, 6/30/24	1,800,000	1,896,562
2.000%, 6/30/24	1,050,000	1,115,420
1.750%, 7/31/24	750,000	791,009
2.375%, 8/15/24	1,750,000	1,885,882
1.500%, 9/30/24	1,000,000	1,047,134
2.125%, 9/30/24	2,500,000	2,676,077
1.500%, 10/31/24	650,000	681,282
2.250%, 11/15/24	710,000	764,840
2.500%, 1/31/25	1,500,000	1,636,176
2.000%, 2/15/25	500,000	535,371
2.750%, 2/28/25	300,000	330,691
0.500%, 3/31/25	750,000	756,846
0.250%, 5/31/25	1,000,000	998,055
0.250%, 7/31/25	1,200,000	1,196,422
2.875%, 7/31/25	600,000	669,728
2.000%, 8/15/25	600,000	646,385
0.250%, 8/31/25	1,800,000	1,793,928
0.250%, 9/30/25	350,000	348,663
2.250%, 11/15/25	1,150,000	1,255,975
0.375%, 11/30/25	2,750,000	2,753,881
2.875%, 11/30/25	600,000	673,688
2.625%, 12/31/25	500,000	556,087
1.625%, 2/15/26	1,400,000	1,488,775
2.375%, 4/30/26	380,000	419,573
1.625%, 5/15/26	130,000	138,405
1.500%, 8/15/26	900,000	952,730
1.625%, 10/31/26	1,250,000	1,332,932
2.000%, 11/15/26	800,000	870,581
1.750%, 12/31/26	750,000	805,878
2.250%, 2/15/27	500,000	552,639
0.625%, 3/31/27	500,000	502,950
2.375%, 5/15/27	800,000	892,247
2.250%, 8/15/27	1,050,000	1,164,140
0.500%, 8/31/27	200,000	198,749
2.250%, 11/15/27	2,160,000	2,398,143
0.625%, 11/30/27	1,100,000	1,099,723
2.750%, 2/15/28	800,000	917,195
2.875%, 5/15/28	1,100,000	1,274,196
2.875%, 8/15/28	975,000	1,132,518
3.125%, 11/15/28	400,000	473,557
2.625%, 2/15/29	634,000	727,828
2.375%, 5/15/29	550,000	621,622
1.625%, 8/15/29	1,340,000	1,433,470
1.500%, 2/15/30	950,000	1,005,207
0.625%, 5/15/30	545,000	532,920
0.625%, 8/15/30	1,110,000	1,082,266
0.875%, 11/15/30	700,000	697,637

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
UDR, Inc. (REIT)
3.200%, 1/15/30	$50,000	$55,369
Union Pacific Corp.
3.700%, 3/1/29	100,000	116,439
United Airlines Pass-Through Trust
5.875%, 10/15/27	100,000	107,750
United Parcel Service, Inc.
3.400%, 3/15/29	50,000	57,776
UnitedHealth Group, Inc.
3.750%, 7/15/25	100,000	113,617
2.875%, 8/15/29	75,000	84,510
Unum Group
4.500%, 3/15/25	100,000	113,215
US Bancorp
3.600%, 9/11/24	150,000	165,620
3.900%, 4/26/28	100,000	119,109
Utah Acquisition Sub, Inc.
3.950%, 6/15/26	50,000	57,290
Valero Energy Corp.
4.000%, 4/1/29	100,000	111,813
Ventas Realty LP (REIT)
3.750%, 5/1/24	150,000	163,653
VEREIT Operating Partnership LP (REIT)
3.100%, 12/15/29	50,000	53,536
Verizon Communications, Inc.
2.946%, 3/15/22	102,000	105,191
3.376%, 2/15/25	148,000	164,228
3.875%, 2/8/29	75,000	87,923
4.016%, 12/3/29	75,000	89,013
3.150%, 3/22/30	50,000	56,058
ViacomCBS, Inc.
2.900%, 1/15/27	100,000	110,037
Viatris, Inc.
2.700%, 6/22/30§	50,000	52,904
Virginia Electric and Power Co.
2.950%, 11/15/26	100,000	111,064
Visa, Inc.
2.800%, 12/14/22	175,000	183,104
3.150%, 12/14/25	100,000	111,945
VMware, Inc.
4.700%, 5/15/30	50,000	60,236
Voya Financial, Inc.
3.650%, 6/15/26	100,000	113,908
Walgreen Co.
3.100%, 9/15/22	19,000	19,824
Walgreens Boots Alliance, Inc.
3.450%, 6/1/26	50,000	55,247
Walmart, Inc.
3.400%, 6/26/23	100,000	107,457
2.650%, 12/15/24	100,000	108,669
2.375%, 9/24/29	50,000	54,595
Walt Disney Co. (The)
3.700%, 10/15/25	100,000	112,622
3.800%, 3/22/30	25,000	29,771
Wells Fargo & Co.
3.500%, 3/8/22	56,000	58,027
3.450%, 2/13/23	94,000	99,625
3.750%, 1/24/24	100,000	109,150
3.300%, 9/9/24	100,000	109,509
3.550%, 9/29/25	100,000	111,895
3.000%, 4/22/26	150,000	164,981
4.300%, 7/22/27	100,000	116,765
(ICE LIBOR USD 3 Month + 1.17%), 2.879%, 10/30/30 (k)	50,000	54,204
(ICE LIBOR USD 3 Month + 1.00%), 2.572%, 2/11/31 (k)	100,000	105,603
(ICE LIBOR USD 3 Month + 3.77%), 4.478%, 4/4/31 (k)	25,000	30,575
Welltower, Inc. (REIT)
4.250%, 4/1/26	100,000	116,726
Westinghouse Air Brake Technologies Corp.
4.950%, 9/15/28(e)	75,000	88,622
Weyerhaeuser Co. (REIT)
4.000%, 4/15/30	50,000	59,090
Williams Cos., Inc. (The) 4.000%, 9/15/25	100,000	112,952
Wisconsin Power & Light Co. 3.000%, 7/1/29	50,000	56,130
WRKCo. Inc. 4.900%, 3/15/29	100,000	123,117
Zimmer Biomet Holdings, Inc. 3.150%, 4/1/22	100,000	102,852
3.550%, 3/20/30	50,000	56,554
Zoetis, Inc. 3.250%, 2/1/23	85,000	89,459

Total United States		143,368,085

Uruguay (0.1%)
Oriental Republic of Uruguay 4.500%, 8/14/24	150,000	165,328

Total Investments in Securities (98.6%) (Cost $253,133,502)		268,697,959
Other Assets Less Liabilities (1.4%)		3,753,581

Net Assets (100%)		$272,451,540

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2020, the market value of these securities amounted to $7,006,366 or 2.6% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(e)	Step Bond – Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2020. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2020.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $42,034,711 or 15.4% of net assets.

(x)

All or a portion of security is on loan at December 31, 2020. The Portfolio had loaned securities with a total value of $105,955. This was collateralized by $107,973 of various U.S. Government Treasury Securities, ranging from 0.125% - 5.375%, maturing 1/15/21 - 11/15/50.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Glossary:

AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNY	— Chinese Renminbi
DKK	— Denmark Krone
EUR	— European Currency Unit
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GBP	— British Pound
HUF	— Hungarian Forint
ICE	— Intercontinental Exchange
IDR	— Indonesian Rupiah
INR	— India Rupee
JPY	— Japanese Yen
KRW	— Korean (South) Won
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
PLN	— Polish Zloty
REIT	— Real Estate Investment Trust
RON	— Romanian Leu
RUB	— Russian Ruble
SGD	— Singapore Dollar
SOFR	— Secured Overnight Financing Rate
USD	— United States Dollar
ZAR	— South African Rand

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
CORPORATE BONDS:
Financials
Banks
PNC Bank NA 2.625%, 2/17/22	250,000	253,423	—	(512)	—	3,103	256,014	6,563	—
PNC Financial Services Group, Inc. (The) 3.900%, 4/29/24	150,000	159,944	—	(976)	—	6,492	165,460	5,850	—

Total		413,367	—	(1,488)	—	9,595	421,474	12,413	—

Forward Foreign Currency Contracts outstanding as of December 31, 2020 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
GBP	3,030,000	USD	3,927,654	JPMorgan Chase Bank	1/11/2021	216,157
CNY	64,700,000	USD	9,546,715	State Street Bank & Trust**	1/19/2021	336,904
JPY	1,152,550,000	USD	11,073,051	JPMorgan Chase Bank	1/29/2021	92,528
USD	1,109,290	ZAR	16,350,000	JPMorgan Chase Bank	2/12/2021	2,430
EUR	15,460,000	USD	18,786,803	JPMorgan Chase Bank	3/15/2021	129,604

Total unrealized appreciation						777,623

USD	11,319,256	DKK	69,200,000	JPMorgan Chase Bank	1/8/2021	(40,100)
USD	2,759,708	AUD	3,675,000	JPMorgan Chase Bank	1/14/2021	(73,888)
USD	8,823,313	JPY	923,000,000	JPMorgan Chase Bank	1/29/2021	(118,451)
USD	1,790,426	BRL	9,500,000	State Street Bank & Trust**	2/2/2021	(37,906)
USD	557,236	IDR	8,200,000,000	State Street Bank & Trust**	2/8/2021	(24,513)
USD	2,036,228	ZAR	32,050,000	JPMorgan Chase Bank	2/12/2021	(133,489)
USD	3,011,814	RUB	232,000,000	State Street Bank & Trust**	2/18/2021	(111,230)
USD	415,808	CAD	545,000	JPMorgan Chase Bank	2/22/2021	(12,414)
USD	2,851,990	INR	213,500,000	State Street Bank & Trust**	2/23/2021	(54,698)
USD	3,152,594	MXN	63,900,000	JPMorgan Chase Bank	2/26/2021	(39,678)
EUR	2,300,000	USD	2,819,653	JPMorgan Chase Bank	3/15/2021	(5,439)
USD	791,872	EUR	650,000	JPMorgan Chase Bank	3/15/2021	(3,450)
USD	1,661,772	MXN	33,700,000	JPMorgan Chase Bank	3/24/2021	(16,759)

Total unrealized depreciation						(672,015)

Net unrealized appreciation						105,608

**    Non-deliverable forward.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Long Term Investments
Australia	$—	$6,089,984	$—	$6,089,984
Austria	—	255,715	—	255,715
Belgium	—	263,959	—	263,959
Brazil	—	2,948,990	—	2,948,990
Canada	—	7,753,844	—	7,753,844
China	—	766,040	—	766,040
Colombia	—	324,656	—	324,656
Denmark	—	11,411,390	—	11,411,390
France	—	1,741,570	—	1,741,570
Germany	—	1,536,580	—	1,536,580
Hungary	—	2,643,604	—	2,643,604
Indonesia	—	3,336,550	—	3,336,550
Ireland	—	466,163	—	466,163
Israel	—	220,187	—	220,187
Italy	—	8,239,076	—	8,239,076
Japan	—	25,675,183	—	25,675,183
Luxembourg	—	409,961	—	409,961
Malaysia	—	2,552,129	—	2,552,129
Mexico	—	6,105,863	—	6,105,863
Netherlands	—	1,469,096	—	1,469,096
Norway	—	3,365,644	—	3,365,644
Panama	—	220,875	—	220,875
Philippines	—	356,938	—	356,938
Poland	—	150,756	—	150,756
Romania	—	3,257,811	—	3,257,811
Russia	—	3,034,130	—	3,034,130
South Africa	—	3,298,057	—	3,298,057
South Korea	—	2,956,935	—	2,956,935
Spain	—	6,389,099	—	6,389,099
Supranational	—	7,219,572	—	7,219,572
Sweden	—	329,698	—	329,698
Switzerland	—	695,225	—	695,225
United Kingdom	—	9,679,266	—	9,679,266
United States	—	143,368,085	—	143,368,085
Uruguay	—	165,328	—	165,328
Forward Currency Contracts	—	777,623	—	777,623

Total Assets	$—	$269,475,582	$—	$269,475,582

Liabilities:
Forward Currency Contracts	$—	$(672,015)	$—	$(672,015)

Total Liabilities	$—	$(672,015)	$—	$(672,015)

Total	$—	$268,803,567	$—	$268,803,567

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$777,623

Total		$777,623

	Liability Derivatives
Foreign exchange contracts	Payables	$(672,015)

Total		$(672,015)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$4,045,428	$4,045,428

Total	$4,045,428	$4,045,428

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$374,332	$374,332

Total	$374,332	$374,332

^ This Portfolio held forward foreign currency contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $98,124,000 during the year ended December 31, 2020.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2020:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
JPMorgan Chase Bank	$440,719	$(440,719)	$—	$—
State Street Bank & Trust	336,904	(228,347)	—	108,557

Total	$777,623	$(669,066)	$—	$108,557

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
JPMorgan Chase Bank	$443,668	$(440,719)	$—	$2,949
State Street Bank & Trust	228,347	(228,347)	—	—

Total	$672,015	$(669,066)	$—	$2,949

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$155,096,301
Long-term U.S. government debt securities	37,592,621

$192,688,922

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$157,251,996
Long-term U.S. government debt securities	51,117,324

$208,369,320

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$16,624,315
Aggregate gross unrealized depreciation	(1,140,987)

Net unrealized appreciation	$15,483,328

Federal income tax cost of investments in securities and derivative instruments, if applicable	$253,320,239

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $404,214)	$421,474
Unaffiliated Issuers (Cost $252,729,288)	268,276,485
Cash	3,512,806
Foreign cash (Cost $6)	6
Dividends, interest and other receivables	1,818,582
Receivable for securities sold	1,324,373
Unrealized appreciation on forward foreign currency contracts	777,623
Receivable for Portfolio shares sold	60,146
Securities lending income receivable	232
Other assets	1,160

Total assets	276,192,887

LIABILITIES
Payable for securities purchased	2,693,612
Unrealized depreciation on forward foreign currency contracts	672,015
Investment management fees payable	122,278
Payable for Portfolio shares redeemed	64,834
Administrative fees payable	28,095
Distribution fees payable – Class IB	14,078
Payable for interest purchased	3,035
Distribution fees payable – Class IA	2,442
Accrued expenses	140,958

Total liabilities	3,741,347

NET ASSETS	$272,451,540

Net assets were comprised of:
Paid in capital	$257,369,584
Total distributable earnings (loss)	15,081,956

Net assets	$272,451,540

Class IA
Net asset value, offering and redemption price per share, $11,766,361 / 1,211,559 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.71

Class IB
Net asset value, offering and redemption price per share, $66,897,708 / 6,903,718 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.69

Class K
Net asset value, offering and redemption price per share, $193,787,471 / 19,801,356 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.79

(x)	Includes value of securities on loan of $105,955.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Interest ($12,413 interest income received from affiliates) (net of $55,213 foreign withholding tax)	$5,689,982
Securities lending (net)	3,112

Total income	5,693,094

EXPENSES
Investment management fees	1,452,079
Administrative fees	326,054
Distribution fees – Class IB	164,546
Custodian fees	79,500
Professional fees	75,621
Printing and mailing expenses	41,506
Distribution fees – Class IA	28,069
Trustees’ fees	8,780
Miscellaneous	18,854

Gross expenses	2,195,009
Less: Waiver from investment manager	(154,036)

Net expenses	2,040,973

NET INVESTMENT INCOME (LOSS)	3,652,121

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	3,854,359
Forward foreign currency contracts	4,045,428
Foreign currency transactions	(435,355)

Net realized gain (loss)	7,464,432

Change in unrealized appreciation (depreciation) on:
Investments in securities ($9,595 of change in unrealized appreciation (depreciation) from affiliates)	10,037,171
Forward foreign currency contracts	374,332
Foreign currency translations	12,634

Net change in unrealized appreciation (depreciation)	10,424,137

NET REALIZED AND UNREALIZED GAIN (LOSS)	17,888,569

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$21,540,690

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,652,121	$5,662,434
Net realized gain (loss)	7,464,432	592,154
Net change in unrealized appreciation (depreciation)	10,424,137	10,878,646

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	21,540,690	17,133,234

Distributions to shareholders:
Class IA	(384,646)	(165,175)
Class IB	(2,246,256)	(963,724)
Class K	(6,940,991)	(3,311,435)

Total distributions to shareholders	(9,571,893)	(4,440,334)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 219,578 and 110,243 shares, respectively ]	2,110,259	1,005,761
Capital shares issued in reinvestment of dividends and distributions [ 39,764 and 17,866 shares, respectively ]	384,646	165,175
Capital shares repurchased [ (279,840) and (261,837) shares, respectively ]	(2,673,742)	(2,403,367)

Total Class IA transactions	(178,837)	(1,232,431)

Class IB
Capital shares sold [ 814,369 and 568,075 shares, respectively ]	7,797,740	5,177,580
Capital shares issued in reinvestment of dividends and distributions [ 232,733 and 104,469 shares, respectively ]	2,246,256	963,724
Capital shares repurchased [ (1,308,573) and (1,048,342) shares, respectively ]	(12,455,070)	(9,569,586)

Total Class IB transactions	(2,411,074)	(3,428,282)

Class K
Capital shares sold [ 3,001,359 and 2,235,920 shares, respectively ]	29,333,711	20,364,070
Capital shares issued in reinvestment of dividends and distributions [ 712,145 and 355,626 shares, respectively ]	6,940,991	3,311,435
Capital shares repurchased [ (4,970,199) and (2,508,770) shares, respectively ]	(47,331,917)	(23,231,548)

Total Class K transactions	(11,057,215)	443,957

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(13,647,126)	(4,216,756)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,678,329)	8,476,144
NET ASSETS:
Beginning of year	274,129,869	265,653,725

End of year	$272,451,540	$274,129,869

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.26	$8.85	$9.12	$8.72	$8.85

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.17	0.18	0.15	0.14
Net realized and unrealized gain (loss)	0.67	0.38	(0.33)	0.25	(0.08)

Total from investment operations	0.79	0.55	(0.15)	0.40	0.06

Less distributions:
Dividends from net investment income	(0.18)	(0.07)	(0.12)	— #	(0.17)
Distributions from net realized gains	(0.16)	(0.07)	—	—	(0.02)
Return of capital	—	—	— #	—	—

Total dividends and distributions	(0.34)	(0.14)	(0.12)	— #	(0.19)

Net asset value, end of year	$9.71	$9.26	$8.85	$9.12	$8.72

Total return	8.53%	6.18%	(1.60)%	4.63%	0.71%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$11,766	$11,412	$12,088	$13,053	$15,114
Ratio of expenses to average net assets:
After waivers (f)	0.95%	0.95%	0.95%	0.95%	0.98%
Before waivers (f)	1.01%	1.01%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.20%	1.88%	1.97%	1.70%	1.51%
Before waivers (f)	1.15%	1.82%	1.92%	1.64%	1.49%
Portfolio turnover rate^	74%	82%	45%	44%	44%

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.24	$8.83	$9.10	$8.70	$8.83

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.17	0.18	0.15	0.14
Net realized and unrealized gain (loss)	0.67	0.38	(0.33)	0.25	(0.08)

Total from investment operations	0.79	0.55	(0.15)	0.40	0.06

Less distributions:
Dividends from net investment income	(0.18)	(0.07)	(0.12)	— #	(0.17)
Distributions from net realized gains	(0.16)	(0.07)	—	—	(0.02)
Return of capital	—	—	— #	—	—

Total dividends and distributions	(0.34)	(0.14)	(0.12)	— #	(0.19)

Net asset value, end of year	$9.69	$9.24	$8.83	$9.10	$8.70

Total return	8.54%	6.19%	(1.60)%	4.64%	0.70%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$66,898	$66,228	$66,598	$71,850	$71,048
Ratio of expenses to average net assets:
After waivers (f)	0.95%	0.95%	0.95%	0.95%	0.98%
Before waivers (f)	1.01%	1.01%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.20%	1.88%	1.97%	1.70%	1.51%
Before waivers (f)	1.15%	1.82%	1.92%	1.65%	1.49%
Portfolio turnover rate^	74%	82%	45%	44%	44%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL BOND PLUS PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.33	$8.91	$9.19	$8.77	$8.90

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.20	0.20	0.18	0.16
Net realized and unrealized gain (loss)	0.69	0.38	(0.34)	0.24	(0.07)

Total from investment operations	0.83	0.58	(0.14)	0.42	0.09

Less distributions:
Dividends from net investment income	(0.21)	(0.09)	(0.14)	— #	(0.20)
Distributions from net realized gains	(0.16)	(0.07)	—	—	(0.02)
Return of capital	—	—	— #	—	—

Total dividends and distributions	(0.37)	(0.16)	(0.14)	— #	(0.22)

Net asset value, end of year	$9.79	$9.33	$8.91	$9.19	$8.77

Total return	8.83%	6.51%	(1.40)%	4.83%	0.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$193,787	$196,490	$186,968	$210,307	$220,473
Ratio of expenses to average net assets:
After waivers (f)	0.70%	0.70%	0.70%	0.70%	0.73%
Before waivers (f)	0.76%	0.76%	0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.46%	2.13%	2.22%	1.95%	1.76%
Before waivers (f)	1.40%	2.06%	2.17%	1.90%	1.74%
Portfolio turnover rate^	74%	82%	45%	44%	44%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Morgan Stanley Investment Management, Inc.

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	14.31%	10.63%	7.44%
Portfolio – Class IB Shares	14.22	10.62	7.41
Portfolio – Class K Shares*	14.61	10.90	9.47
International Proxy Index	4.79	6.92	5.19
MSCI AC World (Net) Index	16.25	12.26	9.13

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 14.22% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the International Proxy Index and the MSCI AC World (Net) Index, which returned 4.79% and 16.25%, respectively.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the MSCI AC World (Net) Index.

Portfolio Highlights

What helped performance during the year:

•	Overall, sector allocation was beneficial to the performance of the Portfolio relative to its benchmark, especially underweighting the energy sector.

•

Stock selection in consumer discretionary and communication services also contributed. Within consumer discretionary, relative overweights in JD.com Inc. and Farfetch Ltd. were notable contributors to performance.

•	Also contributing were overweight allocations to NIDEC (industrials), PayPal Holdings Inc. (IT) and Taiwan Semiconductor Manufacturing Co. (IT).

What hurt performance during the year:

•

Underweight allocations to the consumer discretionary and information technology sectors also detracted from relative performance. Notably detracting were underweight allocations to Tesla, Inc. and Amazon.com, Inc. in the consumer discretionary sector and Apple, Inc. in the information technology sector.

•	Security selection was detrimental overall, especially in the health care and financials sectors.

•	An overweight allocation to Airbus SE in the industrials sector also detracted from relative performance for the period.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark. The Portfolio reduced its equity exposure at certain points of the year during which volatility was relatively high, de-equitizing by as much as 46% for 62 days.

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2020	Market Value	% of Net Assets
Information Technology	$431,233,732	20.6%
Consumer Discretionary	262,046,231	12.5
Financials	225,322,482	10.8
Health Care	212,951,450	10.2
Industrials	203,947,362	9.7
Communication Services	196,045,319	9.4
Consumer Staples	145,194,213	6.9
Materials	85,672,353	4.1
Energy	49,564,346	2.4
Real Estate	41,962,886	2.0
Utilities	41,696,489	2.0
Repurchase Agreements	3,121,951	0.2
Investment Company	2,491,400	0.1
Cash and Other	190,865,367	9.1

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,233.10	$6.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.61	5.58
Class IB
Actual	1,000.00	1,232.40	6.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.61	5.58
Class K
Actual	1,000.00	1,234.90	4.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.86	4.32

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio 1.10%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Argentina (0.3%)
Globant SA*	14,580	$3,172,754
MercadoLibre, Inc.*	2,495	4,179,674

		7,352,428

Australia (2.4%)
Afterpay Ltd.*	8,332	757,980
AGL Energy Ltd.	24,355	224,379
AMP Ltd.	131,937	158,678
Ampol Ltd.	9,476	207,623
APA Group	46,771	347,961
Aristocrat Leisure Ltd.	22,071	527,485
ASX Ltd.	7,820	434,076
Aurizon Holdings Ltd.	69,530	209,056
AusNet Services	78,401	106,078
Australia & New Zealand Banking Group Ltd.	110,919	1,941,145
BHP Group Ltd.	116,295	3,804,173
BHP Group plc	82,600	2,174,393
BlueScope Steel Ltd.	20,320	273,836
Brambles Ltd.	60,904	497,712
CIMIC Group Ltd.*	4,334	81,427
Coca-Cola Amatil Ltd.	17,986	179,291
Cochlear Ltd.	2,503	364,711
Coles Group Ltd.	53,014	741,403
Commonwealth Bank of Australia	69,232	4,382,573
Computershare Ltd.	18,634	209,598
Crown Resorts Ltd.	15,224	113,027
CSL Ltd.	17,885	3,904,611
Dexus (REIT)	43,157	312,756
Evolution Mining Ltd.	67,391	259,256
Fortescue Metals Group Ltd.	66,931	1,208,999
Glencore plc*	387,970	1,236,179
Goodman Group (REIT)	65,220	950,820
GPT Group (The) (REIT)	76,560	265,608
Insurance Australia Group Ltd.	93,797	339,870
Lendlease Corp. Ltd.	26,243	265,040
Macquarie Group Ltd.	13,500	1,441,276
Magellan Financial Group Ltd.	5,314	219,836
Medibank Pvt Ltd.	106,035	246,061
Mirvac Group (REIT)	156,870	319,279
National Australia Bank Ltd.	129,332	2,253,412
Newcrest Mining Ltd.	32,175	639,481
Northern Star Resources Ltd.	27,876	272,721
Oil Search Ltd.	81,567	233,300
Orica Ltd.	14,556	170,012
Origin Energy Ltd.	71,818	263,552
Qantas Airways Ltd.	31,124	116,376
QBE Insurance Group Ltd.	55,450	364,650
Ramsay Health Care Ltd.	6,862	328,948
REA Group Ltd.	1,907	218,854
Rio Tinto Ltd.	14,724	1,292,138
Rio Tinto plc	44,335	3,316,358
Santos Ltd.	71,348	344,886
Scentre Group (REIT)	208,309	446,456
SEEK Ltd.	13,737	302,148
Sonic Healthcare Ltd.	17,430	432,021
South32 Ltd.	183,691	349,793
Stockland (REIT)	96,916	312,319
Suncorp Group Ltd.	51,647	387,820
Sydney Airport*	48,617	240,255
Tabcorp Holdings Ltd.	92,023	276,686
Telstra Corp. Ltd.	161,734	371,573
TPG Telecom Ltd.*	16,154	89,917
Transurban Group	108,572	1,143,391
Treasury Wine Estates Ltd.	29,411	213,139
Vicinity Centres (REIT)	142,281	176,055
Washington H Soul Pattinson & Co. Ltd. (x)	4,752	110,236
Wesfarmers Ltd.	44,343	1,722,986
Westpac Banking Corp.	142,432	2,126,980
WiseTech Global Ltd.	5,969	141,505
Woodside Petroleum Ltd.	37,566	658,585
Woolworths Group Ltd.	49,398	1,497,058

		49,519,807

Austria (0.0%)
Erste Group Bank AG	10,393	316,653
OMV AG	5,785	233,219
Raiffeisen Bank International AG*	6,440	131,229
Verbund AG	2,504	213,672
voestalpine AG	4,474	160,144

		1,054,917

Belgium (0.3%)
Ageas SA/NV	6,660	354,575
Anheuser-Busch InBev SA/NV	30,023	2,090,990
Elia Group SA/NV	1,272	151,509
Etablissements Franz Colruyt NV	2,283	135,184
Galapagos NV*	1,678	164,978
Groupe Bruxelles Lambert SA (Swiss Stock exchange)	1,486	151,533
Groupe Bruxelles Lambert SA (Turquoise Stock Exchange)	2,823	284,588
KBC Group NV	9,942	695,703
Proximus SADP	6,409	126,917
Sofina SA	636	215,221
Solvay SA	2,886	341,568
UCB SA	4,909	506,633
Umicore SA (x)	7,826	375,637

		5,595,036

Brazil (1.2%)
Hapvida Participacoes e Investimentos SA (m)	1,114,485	3,274,237
Localiza Rent a Car SA*	210,719	2,797,173
Lojas Renner SA*	430,081	3,605,122
Pagseguro Digital Ltd., Class A*	69,436	3,949,520
Petroleo Brasileiro SA	416,355	2,312,549
Petroleo Brasileiro SA (Preference) (q)	573,150	3,127,156
Rumo SA*	626,115	2,319,212
StoneCo Ltd., Class A*	45,710	3,835,983
Yara International ASA	7,155	297,073

		25,518,025

Chile (0.0%)
Antofagasta plc	16,451	324,066

China (5.3%)
Alibaba Group Holding Ltd.*	454,392	13,633,313
Alibaba Group Holding Ltd. (ADR)*	12,759	2,969,402

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Anhui Conch Cement Co. Ltd., Class H	368,000	$2,304,613
BOC Hong Kong Holdings Ltd.	143,000	433,476
Budweiser Brewing Co. APAC Ltd. (m)	70,100	231,483
China Construction Bank Corp., Class H (x)	5,331,420	4,050,599
China International Capital Corp. Ltd., Class H (m)(x)*	660,800	1,789,989
China Mengniu Dairy Co. Ltd.*	960,000	5,795,329
China Resources Beer Holdings Co. Ltd.	724,000	6,668,034
China Resources Land Ltd.	302,000	1,246,574
ESR Cayman Ltd. (m)*	66,200	237,391
Hua Hong Semiconductor Ltd. (m)*	417,000	2,366,736
JD.com, Inc. (ADR)*	164,411	14,451,727
Jiangsu Hengrui Medicine Co. Ltd., Class A	99,537	1,696,442
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	441,300	938,635
Kweichow Moutai Co. Ltd., Class A	34,347	10,493,487
New Oriental Education & Technology Group, Inc. (ADR)*	22,685	4,215,100
Ping An Insurance Group Co. of China Ltd., Class H	120,000	1,470,503
Ping An Insurance Group Co. of China Ltd., Class A	156,696	2,084,073
Prosus NV*	19,333	2,086,901
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	508,000	1,148,045
Shenzhou International Group Holdings Ltd.	228,500	4,480,132
TAL Education Group (ADR)*	31,924	2,282,885
Tencent Holdings Ltd.	291,700	21,221,523
Universal Scientific Industrial Shanghai Co. Ltd., Class A	522,797	1,546,055
Wilmar International Ltd.	77,800	273,736
Yihai International Holding Ltd.*	97,000	1,438,900

		111,555,083

Denmark (0.8%)
Ambu A/S, Class B	6,723	290,443
AP Moller – Maersk A/S, Class A	130	269,927
AP Moller – Maersk A/S, Class B	244	544,478
Ascendis Pharma A/S (ADR)*	1,385	230,990
Carlsberg A/S, Class B	4,057	649,397
Chr Hansen Holding A/S*	4,135	425,147
Coloplast A/S, Class B	4,698	716,837
Danske Bank A/S*	27,470	453,820
Demant A/S*	4,068	160,653
DSV Panalpina A/S	8,095	1,355,279
Genmab A/S*	2,580	1,043,027
GN Store Nord A/S	4,933	394,485
H Lundbeck A/S	2,723	93,323
Novo Nordisk A/S, Class B	67,781	4,746,695
Novozymes A/S, Class B	7,914	453,999
Orsted A/S (m)	7,491	1,528,964
Pandora A/S	3,883	434,036
ROCKWOOL International A/S, Class B	317	118,529
Tryg A/S	5,020	158,286
Vestas Wind Systems A/S	7,701	1,819,577

		15,887,892

Finland (0.4%)
Elisa OYJ	5,432	297,757
Fortum OYJ	17,401	418,781
Kesko OYJ, Class B	10,737	275,979
Kone OYJ, Class B	13,293	1,079,270
Neste OYJ	16,819	1,215,556
Nokia OYJ*	223,750	861,308
Nordea Bank Abp (Aquis Stock Exchange)	1,902	15,503
Nordea Bank Abp (Turquoise Stock Exchange)	126,361	1,032,377
Orion OYJ, Class B	4,169	191,143
Sampo OYJ, Class A	18,633	786,917
Stora Enso OYJ, Class R	23,119	441,867
UPM-Kymmene OYJ	20,525	764,016
Wartsila OYJ Abp	17,091	170,166

		7,550,640

France (4.9%)
Accor SA*	7,221	261,117
Adevinta ASA*	9,762	163,948
Aeroports de Paris	1,093	141,671
Air Liquide SA	18,514	3,036,417
Airbus SE*	106,493	11,680,124
Alstom SA (x)*	9,612	547,318
Amundi SA (m)*	2,598	212,013
Arkema SA	2,658	303,608
Atos SE*	3,828	349,707
AXA SA‡	75,642	1,803,066
BioMerieux	1,552	218,799
BNP Paribas SA*	43,990	2,316,479
Bollore SA	36,559	151,048
Bouygues SA	9,136	375,567
Bureau Veritas SA*	11,216	298,156
Capgemini SE	6,346	983,029
Carrefour SA	23,699	406,195
Cie de Saint-Gobain	20,566	942,167
Cie Generale des Etablissements Michelin SCA	6,571	842,482
CNP Assurances*	7,430	119,633
Covivio (REIT)	2,116	194,781
Credit Agricole SA*	45,297	571,079
Danone SA	24,150	1,586,073
Dassault Aviation SA*	103	112,870
Dassault Systemes SE	10,000	2,029,772
Edenred	9,858	558,917
Eiffage SA*	3,432	331,391
Electricite de France SA	23,704	373,413
Engie SA*	71,366	1,091,547
EssilorLuxottica SA (Borsa Italiana Stock Exchange)	3,465	546,694
EssilorLuxottica SA (Turquoise Stock Exchange)	7,657	1,193,125
Eurazeo SE*	1,724	116,890
Faurecia SE*	3,201	163,889
Gecina SA (REIT)	1,771	273,255
Getlink SE*	17,070	295,704
Hermes International	1,259	1,352,875

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Iliad SA	601	$123,421
Ipsen SA	1,556	129,070
Kering SA	15,200	11,037,461
Klepierre SA (REIT)	7,844	176,224
La Francaise des Jeux SAEM (m)	3,513	160,551
Legrand SA	10,668	951,377
L’Oreal SA	9,924	3,768,032
LVMH Moet Hennessy Louis Vuitton SE	38,668	24,134,284
Natixis SA*	40,344	137,459
Orange SA	78,630	935,032
Orpea SA*	2,127	279,463
Pernod Ricard SA	8,304	1,590,670
Peugeot SA (x)*	22,944	627,021
Publicis Groupe SA	8,453	420,913
Remy Cointreau SA	819	152,381
Renault SA (x)*	7,937	346,737
Safran SA*	12,532	1,775,162
Sanofi	44,540	4,282,247
Sartorius Stedim Biotech	1,068	379,935
Schneider Electric SE	21,177	3,060,525
SCOR SE*	6,414	207,018
SEB SA	807	146,895
Societe Generale SA*	31,924	663,857
Sodexo SA	3,524	297,999
Suez SA (x)	13,065	258,885
Teleperformance	2,283	756,663
Thales SA	4,082	373,510
TOTAL SE	99,079	4,272,707
Ubisoft Entertainment SA*	3,481	335,272
Unibail-Rodamco-Westfield (REIT)	5,492	433,287
Valeo SA	9,029	356,057
Veolia Environnement SA	21,848	534,079
Vinci SA	20,462	2,033,789
Vivendi SA	32,309	1,041,226
Wendel SE	1,037	124,088
Worldline SA (m)(x)*	9,411	909,409

		103,157,525

Germany (3.2%)
adidas AG*	7,446	2,709,819
Allianz SE (Registered)	16,442	4,031,334
Aroundtown SA	39,755	297,228
BASF SE	35,920	2,840,022
Bayer AG (Registered)	38,383	2,258,017
Bayerische Motoren Werke AG	13,105	1,156,382
Bayerische Motoren Werke AG (Preference) (q)	2,462	166,025
Bechtle AG	1,073	233,852
Beiersdorf AG	3,855	444,762
Brenntag AG	5,927	458,627
Carl Zeiss Meditec AG	1,476	196,364
Commerzbank AG*	39,015	250,992
Continental AG	4,318	639,604
Covestro AG (m)	7,390	455,733
Daimler AG (Registered)	33,472	2,363,095
Delivery Hero SE (m)*	5,022	779,161
Deutsche Bank AG (Registered)*	76,825	839,893
Deutsche Boerse AG	7,415	1,261,401
Deutsche Lufthansa AG (Registered)*	12,654	167,187
Deutsche Post AG (Registered)	38,686	1,914,060
Deutsche Telekom AG (Registered)	130,187	2,378,487
Deutsche Wohnen SE	13,518	721,508
E.ON SE	89,050	986,054
Evonik Industries AG	8,700	283,565
Fresenius Medical Care AG & Co. KGaA	8,495	707,774
Fresenius SE & Co. KGaA	16,729	773,335
FUCHS PETROLUB SE (Preference) (q)	2,900	164,527
GEA Group AG	6,164	220,486
Hannover Rueck SE	2,271	361,500
HeidelbergCement AG	5,998	448,587
HelloFresh SE*	5,809	448,503
Henkel AG & Co. KGaA	4,191	403,707
Henkel AG & Co. KGaA (Preference) (q)	7,084	798,780
HOCHTIEF AG	873	84,840
Infineon Technologies AG	51,335	1,968,574
Just Eat Takeaway.com NV (m)*	4,935	557,065
KION Group AG	2,751	239,152
Knorr-Bremse AG	2,905	396,340
LANXESS AG	3,369	258,304
LEG Immobilien AG	2,840	440,833
Merck KGaA	4,968	851,806
MTU Aero Engines AG	2,114	551,120
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	5,479	1,625,162
Nemetschek SE	2,361	174,213
Porsche Automobil Holding SE (Preference) (q)	6,200	427,187
Puma SE*	3,902	439,888
Rational AG	201	186,988
RWE AG	25,422	1,073,633
SAP SE	105,262	13,787,776
Sartorius AG (Preference) (q)	1,422	596,897
Scout24 AG (m)	4,388	359,428
Siemens AG (Registered)	30,141	4,327,292
Siemens Energy AG*	15,323	561,580
Siemens Healthineers AG (m)	10,345	530,542
Symrise AG	5,082	672,993
TeamViewer AG (m)*	5,955	318,860
Telefonica Deutschland Holding AG	40,329	111,099
Uniper SE	7,638	263,506
United Internet AG (Registered)	4,068	171,106
Volkswagen AG	1,242	258,091
Volkswagen AG (Preference) (q)	7,231	1,346,440
Vonovia SE	20,589	1,503,117
Zalando SE (m)*	5,904	656,781

		66,900,984

Hong Kong (1.0%)
AIA Group Ltd.	475,600	5,828,093
ASM Pacific Technology Ltd.	11,800	155,711
Bank of East Asia Ltd. (The)	54,200	115,777
CK Asset Holdings Ltd.	102,764	527,576
CK Infrastructure Holdings Ltd.	28,000	150,430
CLP Holdings Ltd.	65,000	601,165
Hang Lung Properties Ltd.	75,000	197,841
Hang Seng Bank Ltd.	30,400	524,283

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Henderson Land Development Co. Ltd.	55,474	$216,459
HK Electric Investments & HK Electric Investments Ltd. (m)	100,000	98,420
HKT Trust & HKT Ltd.	138,260	179,414
Hong Kong & China Gas Co. Ltd.	425,244	635,196
Hong Kong Exchanges & Clearing Ltd.	103,128	5,653,619
Hongkong Land Holdings Ltd. (Bermuda Stock Exchange)	37,900	149,326
Hongkong Land Holdings Ltd. (Singapore Stock Exchange)	6,200	25,606
Jardine Matheson Holdings Ltd.	8,900	482,024
Jardine Strategic Holdings Ltd.	8,500	204,510
Link REIT (REIT)	79,500	723,990
Melco Resorts & Entertainment Ltd. (ADR)	8,883	164,780
MTR Corp. Ltd.	60,500	338,303
New World Development Co. Ltd.	62,095	289,151
PCCW Ltd.	157,000	94,575
Power Assets Holdings Ltd.	56,000	303,388
Sino Land Co. Ltd.	131,001	170,670
Sun Hung Kai Properties Ltd.	51,000	657,857
Swire Pacific Ltd., Class A	22,000	122,026
Swire Properties Ltd.	50,000	145,438
Techtronic Industries Co. Ltd.	55,000	784,655
WH Group Ltd. (m)	367,000	307,709
Wharf Real Estate Investment Co. Ltd.	62,100	323,218
Xinyi Glass Holdings Ltd.	72,000	201,072

		20,372,282

Hungary (0.1%)
Richter Gedeon Nyrt.	126,030	3,158,725

India (1.7%)
Bharti Airtel Ltd.	282,063	1,967,599
DLF Ltd.	1,877,340	5,982,668
Eicher Motors Ltd.	33,662	1,165,979
HDFC Bank Ltd. (ADR)*	35,843	2,590,015
Housing Development Finance Corp. Ltd.	117,787	4,124,621
ICICI Bank Ltd.*	488,294	3,575,621
ICICI Bank Ltd. (ADR)*	317,656	4,720,368
ICICI Prudential Life Insurance Co. Ltd. (m)*	206,816	1,411,984
Infosys Ltd.	137,344	2,360,510
Infosys Ltd. (ADR)	60,015	1,017,254
Mahindra & Mahindra Ltd.	167,586	1,652,752
Marico Ltd.	135,302	745,603
Reliance Industries Ltd.	80,182	2,178,607
Reliance Industries Ltd.- Partly Paid	110,761	1,693,836
Shree Cement Ltd.	3,800	1,248,848

		36,436,265

Indonesia (0.2%)
Bank Central Asia Tbk. PT	1,613,400	3,887,088

Ireland (0.2%)
CRH plc	31,211	1,297,146
Flutter Entertainment plc	6,398	1,304,510
Kerry Group plc, Class A	6,351	919,406
Kingspan Group plc	6,024	422,419
Smurfit Kappa Group plc	9,717	451,564

		4,395,045

Israel (0.2%)
Azrieli Group Ltd.	1,769	112,357
Bank Hapoalim BM*	45,513	311,450
Bank Leumi Le-Israel BM	59,393	349,322
Check Point Software Technologies Ltd.*	4,378	581,880
Elbit Systems Ltd.	1,005	132,324
ICL Group Ltd.	24,037	122,375
Israel Discount Bank Ltd., Class A	51,209	196,967
Mizrahi Tefahot Bank Ltd.	5,051	116,708
Nice Ltd.*	2,439	683,097
Teva Pharmaceutical Industries Ltd. (ADR)*	42,241	407,626
Wix.com Ltd.*	2,180	544,913

		3,559,019

Italy (0.7%)
Amplifon SpA*	4,895	203,558
Assicurazioni Generali SpA	44,099	768,237
Atlantia SpA*	19,977	359,118
Brunello Cucinelli SpA*	20,629	899,691
Davide Campari-Milano NV	22,175	253,021
DiaSorin SpA	1,039	215,907
Enel SpA	318,083	3,215,939
Eni SpA	100,169	1,046,031
Ferrari NV	5,033	1,159,927
FinecoBank Banca Fineco SpA*	23,371	382,586
Infrastrutture Wireless Italiane SpA (m)	13,211	160,262
Intesa Sanpaolo SpA*	645,308	1,507,780
Mediobanca Banca di Credito Finanziario SpA*	23,828	219,486
Moncler SpA*	7,811	478,451
Nexi SpA (m)*	17,274	344,820
Poste Italiane SpA (m)	19,876	202,022
Prysmian SpA	9,153	325,166
Recordati Industria Chimica e Farmaceutica SpA	3,817	211,376
Snam SpA	78,427	440,823
Telecom Italia SpA (Aquis Stock Exchange)	224,302	116,129
Telecom Italia SpA (Turquoise Stock Exchange)	335,970	154,899
Terna Rete Elettrica Nazionale SpA	55,993	427,524
UniCredit SpA*	84,560	790,059

		13,882,812

Japan (10.2%)
ABC-Mart, Inc.	1,200	66,709
Acom Co. Ltd.	18,300	78,159
Advantest Corp.	8,000	598,906
Aeon Co. Ltd.	25,300	829,408
Aeon Mall Co. Ltd.	3,980	65,604
AGC, Inc.	7,200	251,029
Air Water, Inc.	8,100	143,871
Aisin Seiki Co. Ltd.	6,300	188,838

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Ajinomoto Co., Inc.	18,800	$425,597
Alfresa Holdings Corp.	6,800	124,403
Amada Co. Ltd.	12,400	136,063
ANA Holdings, Inc.	4,400	97,030
Asahi Group Holdings Ltd.	17,400	715,177
Asahi Intecc Co. Ltd.	7,500	273,473
Asahi Kasei Corp.	49,600	506,544
Astellas Pharma, Inc.	74,000	1,142,376
Azbil Corp.	4,900	267,648
Bandai Namco Holdings, Inc.	7,700	665,636
Bank of Kyoto Ltd. (The)	2,000	104,014
Bridgestone Corp.	21,300	698,070
Brother Industries Ltd.	8,200	168,836
Calbee, Inc.	3,500	105,419
Canon, Inc. (x)	38,400	735,608
Capcom Co. Ltd.	79,600	5,165,077
Casio Computer Co. Ltd.	7,400	135,164
Central Japan Railway Co.	5,700	805,414
Chiba Bank Ltd. (The)	21,200	116,620
Chubu Electric Power Co., Inc.	26,400	317,807
Chugai Pharmaceutical Co. Ltd.	26,600	1,417,653
Chugoku Electric Power Co., Inc. (The)	11,400	133,481
Coca-Cola Bottlers Japan Holdings, Inc.	5,400	84,147
Concordia Financial Group Ltd.	41,000	144,138
Cosmos Pharmaceutical Corp.	800	129,233
CyberAgent, Inc.	3,800	261,663
Dai Nippon Printing Co. Ltd.	9,300	167,077
Daifuku Co. Ltd.	3,900	481,952
Dai-ichi Life Holdings, Inc.	42,600	640,310
Daiichi Sankyo Co. Ltd.	66,500	2,276,669
Daikin Industries Ltd.	9,900	2,197,550
Daito Trust Construction Co. Ltd.	2,600	242,739
Daiwa House Industry Co. Ltd.	22,300	661,733
Daiwa House REIT Investment Corp. (REIT)	70	173,009
Daiwa Securities Group, Inc.	59,700	271,745
Denso Corp.	17,200	1,021,789
Dentsu Group, Inc.	8,586	254,865
Disco Corp.	1,100	370,200
East Japan Railway Co.	11,637	775,950
Eisai Co. Ltd.	10,000	713,961
ENEOS Holdings, Inc.	121,533	435,967
FANUC Corp.	23,618	5,800,712
Fast Retailing Co. Ltd.	2,300	2,059,765
Fuji Electric Co. Ltd.	4,600	165,503
FUJIFILM Holdings Corp.	14,400	758,386
Fujitsu Ltd.	7,800	1,125,941
Fukuoka Financial Group, Inc.	6,100	108,288
GLP J-REIT (REIT)*	149	234,637
GMO Payment Gateway, Inc.	1,500	201,056
Hakuhodo DY Holdings, Inc.	10,000	137,039
Hamamatsu Photonics KK	5,200	297,128
Hankyu Hanshin Holdings, Inc.	9,100	302,290
Harmonic Drive Systems, Inc.	1,500	133,940
Hikari Tsushin, Inc.	800	187,342
Hino Motors Ltd.	12,300	104,709
Hirose Electric Co. Ltd.	1,449	219,620
Hisamitsu Pharmaceutical Co., Inc.	2,200	130,609
Hitachi Construction Machinery Co. Ltd.	4,000	113,505
Hitachi Ltd.	37,740	1,485,769
Hitachi Metals Ltd.	8,100	122,847
Honda Motor Co. Ltd.	63,800	1,777,972
Hoshizaki Corp.	1,800	165,086
Hoya Corp.	14,700	2,031,563
Hulic Co. Ltd.	12,300	134,966
Ibiden Co. Ltd.	4,200	195,855
Idemitsu Kosan Co. Ltd.	7,039	154,748
Iida Group Holdings Co. Ltd.	5,600	113,025
Inpex Corp. (x)	39,500	212,697
Isuzu Motors Ltd.	20,200	191,719
Ito En Ltd.	2,200	139,131
ITOCHU Corp.	52,700	1,512,787
Itochu Techno-Solutions Corp.	3,800	135,616
Japan Airlines Co. Ltd.	4,688	90,577
Japan Airport Terminal Co. Ltd.	2,200	133,165
Japan Exchange Group, Inc.	20,500	523,742
Japan Post Bank Co. Ltd. (x)	13,900	114,022
Japan Post Holdings Co. Ltd.	61,400	477,380
Japan Post Insurance Co. Ltd.	9,400	192,270
Japan Real Estate Investment Corp. (REIT)	52	300,150
Japan Retail Fund Investment Corp. (REIT)	110	199,855
Japan Tobacco, Inc. (x)	46,700	950,689
JFE Holdings, Inc.	20,200	193,285
JSR Corp.	7,700	214,322
Kajima Corp.	16,800	224,857
Kakaku.com, Inc.	4,700	128,817
Kansai Electric Power Co., Inc. (The)	27,700	261,212
Kansai Paint Co. Ltd.	7,300	224,469
Kao Corp. (x)	18,800	1,451,126
KDDI Corp.	63,100	1,873,658
Keihan Holdings Co. Ltd.	4,000	191,565
Keikyu Corp.	9,499	162,740
Keio Corp.	3,800	294,417
Keisei Electric Railway Co. Ltd.	5,399	182,485
Keyence Corp.	24,872	13,971,004
Kikkoman Corp.	5,800	402,750
Kintetsu Group Holdings Co. Ltd.	6,800	297,671
Kirin Holdings Co. Ltd.	32,700	770,828
Kobayashi Pharmaceutical Co. Ltd.	1,800	219,825
Kobe Bussan Co. Ltd.	5,000	153,988
Koei Tecmo Holdings Co. Ltd.	1,800	109,825
Koito Manufacturing Co. Ltd.	4,100	278,747
Komatsu Ltd.	34,800	949,581
Konami Holdings Corp.	3,600	202,218
Kose Corp.	1,400	238,632
Kubota Corp. (x)	39,900	869,836
Kuraray Co. Ltd.	13,300	141,302
Kurita Water Industries Ltd.	3,900	149,005
Kyocera Corp.	12,400	759,696
Kyowa Kirin Co. Ltd.	10,400	283,430
Kyushu Electric Power Co., Inc.	14,800	127,281
Kyushu Railway Co.	5,900	127,137
Lasertec Corp.	3,100	363,576
Lawson, Inc.	2,000	93,071
Lion Corp.	8,500	205,637

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Lixil Corp.	10,900	$235,830
M3, Inc.	17,500	1,651,276
Makita Corp.	8,900	445,625
Marubeni Corp.	66,300	440,545
Marui Group Co. Ltd.	7,500	131,616
Mazda Motor Corp.	22,060	147,843
McDonald’s Holdings Co. Japan Ltd. (x)	2,710	131,228
Medipal Holdings Corp.	7,800	146,399
Meiji Holdings Co. Ltd.	4,444	312,464
Mercari, Inc.*	3,100	137,354
Minebea Mitsumi, Inc.	17,000	337,185
MISUMI Group, Inc.	11,200	367,169
Mitsubishi Chemical Holdings Corp.	52,500	317,374
Mitsubishi Corp.	52,100	1,282,128
Mitsubishi Electric Corp.	71,000	1,070,621
Mitsubishi Estate Co. Ltd.	45,600	731,773
Mitsubishi Gas Chemical Co., Inc.	5,600	128,482
Mitsubishi Heavy Industries Ltd.	13,100	400,403
Mitsubishi UFJ Financial Group, Inc.	482,900	2,133,075
Mitsubishi UFJ Lease & Finance Co. Ltd.	17,400	83,415
Mitsui & Co. Ltd.	65,000	1,189,458
Mitsui Chemicals, Inc.	6,900	202,145
Mitsui Fudosan Co. Ltd.	37,000	773,469
Miura Co. Ltd.	3,600	200,823
Mizuho Financial Group, Inc.	96,153	1,217,569
MonotaRO Co. Ltd.	4,800	244,056
MS&AD Insurance Group Holdings, Inc.	17,407	529,518
Murata Manufacturing Co. Ltd.	138,109	12,465,991
Nabtesco Corp.	4,000	175,100
Nagoya Railroad Co. Ltd. (x)	7,100	187,170
NEC Corp.	9,900	531,170
Nexon Co. Ltd.	19,100	588,233
NGK Insulators Ltd.	10,300	158,807
NGK Spark Plug Co. Ltd.	6,000	102,445
NH Foods Ltd.	3,200	140,700
Nidec Corp.	119,712	15,048,780
Nihon M&A Center, Inc.	6,100	407,632
Nintendo Co. Ltd.	4,400	2,805,210
Nippon Building Fund, Inc. (REIT)	58	335,906
Nippon Express Co. Ltd.	2,700	181,212
Nippon Paint Holdings Co. Ltd.	5,800	636,424
Nippon Prologis REIT, Inc. (REIT)*	85	265,072
Nippon Sanso Holdings Corp.	6,500	120,614
Nippon Shinyaku Co. Ltd.	1,900	124,575
Nippon Steel Corp.*	31,291	402,445
Nippon Telegraph & Telephone Corp.	51,136	1,310,157
Nippon Yusen KK	5,700	132,598
Nissan Chemical Corp.	4,700	294,049
Nissan Motor Co. Ltd.	87,800	476,180
Nisshin Seifun Group, Inc.	8,180	130,002
Nissin Foods Holdings Co. Ltd.	2,400	205,472
Nitori Holdings Co. Ltd.	3,100	649,092
Nitto Denko Corp.	6,400	572,098
Nomura Holdings, Inc.	123,700	652,913
Nomura Real Estate Holdings, Inc.	4,500	99,496
Nomura Real Estate Master Fund, Inc. (REIT)	167	238,722
Nomura Research Institute Ltd.	12,654	452,826
NSK Ltd.	13,700	118,882
NTT Data Corp.	25,100	342,996
Obayashi Corp.	25,100	216,348
Obic Co. Ltd.	2,700	542,066
Odakyu Electric Railway Co. Ltd.	12,000	376,543
Oji Holdings Corp.	30,700	174,528
Olympus Corp.	45,200	987,786
Omron Corp.	67,200	5,987,507
Ono Pharmaceutical Co. Ltd.	14,400	433,443
Oracle Corp. (Tokyo Stock Exchange)	1,400	182,364
Oriental Land Co. Ltd.	7,800	1,287,221
ORIX Corp.	51,000	782,621
Orix JREIT, Inc. (REIT)	93	153,566
Osaka Gas Co. Ltd.	14,000	286,359
Otsuka Corp.	4,100	216,406
Otsuka Holdings Co. Ltd.	15,000	641,809
Pan Pacific International Holdings Corp.royal	15,800	365,410
Panasonic Corp.	85,100	981,178
PeptiDream, Inc.*	3,400	172,544
Persol Holdings Co. Ltd.	6,900	124,361
Pigeon Corp. (x)	4,300	177,197
Pola Orbis Holdings, Inc.	4,000	81,120
Rakuten, Inc.	33,400	321,530
Recruit Holdings Co. Ltd.	53,300	2,230,491
Renesas Electronics Corp.*	29,000	303,046
Resona Holdings, Inc.	85,505	298,446
Ricoh Co. Ltd.	27,100	177,683
Rinnai Corp.	1,400	162,433
Rohm Co. Ltd.	3,400	328,953
Ryohin Keikaku Co. Ltd.	10,000	203,864
Santen Pharmaceutical Co. Ltd.	13,600	220,619
SBI Holdings, Inc.	8,960	212,340
SCSK Corp.	2,100	119,994
Secom Co. Ltd.	8,300	765,010
Sega Sammy Holdings, Inc.	6,600	103,997
Seibu Holdings, Inc.	8,800	86,163
Seiko Epson Corp.	10,600	157,170
Sekisui Chemical Co. Ltd.	13,900	263,044
Sekisui House Ltd.	24,600	500,315
Seven & i Holdings Co. Ltd.	29,800	1,056,009
SG Holdings Co. Ltd.	12,200	332,249
Sharp Corp.*	8,199	124,190
Shimadzu Corp.	8,500	330,105
Shimamura Co. Ltd.	800	83,986
Shimano, Inc.	2,900	676,447
Shimizu Corp.	23,100	167,788
Shin-Etsu Chemical Co. Ltd.	13,900	2,428,512
Shinsei Bank Ltd.	7,200	88,627
Shionogi & Co. Ltd.	10,600	578,480
Shiseido Co. Ltd.	15,500	1,071,212
Shizuoka Bank Ltd. (The)	17,300	126,665
SMC Corp.	2,300	1,402,208
SoftBank Corp.	112,300	1,406,265
SoftBank Group Corp.	61,800	4,822,860
Sohgo Security Services Co. Ltd.	2,800	145,078
Sompo Holdings, Inc.	13,281	536,745
Sony Corp.	49,700	4,950,506

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Square Enix Holdings Co. Ltd.	3,800	$230,381
Stanley Electric Co. Ltd.	4,800	154,569
Subaru Corp.	24,200	483,391
SUMCO Corp.	9,600	210,399
Sumitomo Chemical Co. Ltd.	59,900	240,749
Sumitomo Corp.	47,400	626,843
Sumitomo Dainippon Pharma Co. Ltd. (x)	8,200	120,949
Sumitomo Electric Industries Ltd.	30,400	402,320
Sumitomo Metal Mining Co. Ltd.	9,200	407,988
Sumitomo Mitsui Financial Group, Inc.	51,007	1,574,842
Sumitomo Mitsui Trust Holdings, Inc.	13,602	418,513
Sumitomo Realty & Development Co. Ltd.	12,400	382,010
Sundrug Co. Ltd.	2,500	99,753
Suntory Beverage & Food Ltd.	5,700	201,491
Suzuken Co. Ltd.	2,810	101,509
Suzuki Motor Corp.	14,600	676,163
Sysmex Corp.	6,800	816,619
T&D Holdings, Inc.	19,700	232,191
Taiheiyo Cement Corp.	4,500	112,396
Taisei Corp.	7,000	241,005
Taisho Pharmaceutical Holdings Co. Ltd.	1,100	74,040
Takeda Pharmaceutical Co. Ltd.	132,416	4,815,477
TDK Corp.	47,600	7,163,856
Teijin Ltd.	6,700	125,882
Terumo Corp.	25,600	1,069,074
THK Co. Ltd.	4,900	158,026
TIS, Inc.	9,200	188,357
Tobu Railway Co. Ltd.	7,300	217,399
Toho Co. Ltd.	4,100	172,728
Toho Gas Co. Ltd.	3,000	198,441
Tohoku Electric Power Co., Inc.	18,400	151,470
Tokio Marine Holdings, Inc.	25,000	1,285,168
Tokyo Century Corp.	1,900	150,521
Tokyo Electric Power Co. Holdings, Inc.*	58,100	153,050
Tokyo Electron Ltd.	5,900	2,194,179
Tokyo Gas Co. Ltd.	15,100	348,636
Tokyu Corp.	19,800	245,642
Tokyu Fudosan Holdings Corp.	23,000	122,512
Toppan Printing Co. Ltd.	10,500	147,959
Toray Industries, Inc.	56,400	333,686
Toshiba Corp.	15,500	433,078
Tosoh Corp.	10,500	163,517
TOTO Ltd.	5,500	330,250
Toyo Suisan Kaisha Ltd.	3,400	165,299
Toyoda Gosei Co. Ltd.	2,600	75,415
Toyota Industries Corp.	5,500	436,250
Toyota Motor Corp.	83,474	6,432,644
Toyota Tsusho Corp.	8,600	346,898
Trend Micro, Inc. (x)	5,300	304,896
Tsuruha Holdings, Inc.	1,400	199,041
Unicharm Corp.	15,800	748,570
United Urban Investment Corp. (REIT)	119	147,057
USS Co. Ltd.	9,000	181,822
Welcia Holdings Co. Ltd.	4,000	150,889
West Japan Railway Co.	6,600	345,101
Yakult Honsha Co. Ltd.	4,900	246,768
Yamada Holdings Co. Ltd.	29,900	158,687
Yamaha Corp.	5,500	323,326
Yamaha Motor Co. Ltd.	10,400	211,918
Yamato Holdings Co. Ltd.	12,100	308,315
Yamazaki Baking Co. Ltd.	4,300	71,795
Yaskawa Electric Corp.	9,200	457,082
Yokogawa Electric Corp.	9,800	194,946
Z Holdings Corp.	104,300	630,719
ZOZO, Inc.	4,000	98,746

		213,846,857

Jordan (0.0%)
Hikma Pharmaceuticals plc	7,038	242,344

Luxembourg (0.1%)
ArcelorMittal SA*	27,746	639,954
Eurofins Scientific SE*	5,431	455,345
SES SA (FDR)	15,575	146,814

		1,242,113

Macau (0.1%)
Galaxy Entertainment Group Ltd.	86,000	668,370
Sands China Ltd.	96,387	423,347
SJM Holdings Ltd.	76,000	84,995
Wynn Macau Ltd.*	58,000	97,409

		1,274,121

Malta (0.0%)
BGP Holdings plc (r)*	796,081	—

Mexico (0.2%)
Fresnillo plc	7,242	111,859
Grupo Aeroportuario del Centro Norte SAB de CV*	557,668	3,597,470

		3,709,329

Netherlands (1.7%)
ABN AMRO Bank NV (CVA) (m)	17,043	166,981
Adyen NV (m)*	720	1,675,615
Aegon NV	72,867	287,973
Akzo Nobel NV	7,471	801,894
Altice Europe NV, Class A*	23,833	155,128
Argenx SE*	1,714	505,051
ASML Holding NV	20,125	9,774,048
ASML Holding NV (Registered) (NYRS)	13,426	6,548,129
EXOR NV	4,271	345,514
Heineken Holding NV	4,344	408,893
Heineken NV	10,251	1,142,360
ING Groep NV	151,881	1,417,753
JDE Peet’s NV (x)*	2,947	133,027
Koninklijke Ahold Delhaize NV	42,950	1,212,579
Koninklijke DSM NV	6,741	1,159,508
Koninklijke KPN NV	145,238	441,268
Koninklijke Philips NV*	36,073	1,929,322
Koninklijke Vopak NV	2,793	146,685
NN Group NV	11,028	478,673
Randstad NV*	4,535	294,959
Royal Dutch Shell plc, Class A	160,394	2,846,579
Royal Dutch Shell plc, Class B	144,944	2,496,268
uniQure NV*	27,535	994,839
Wolters Kluwer NV	10,798	910,996

		36,274,042

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
New Zealand (0.1%)
a2 Milk Co. Ltd. (The)*	29,207	$253,644
Auckland International Airport Ltd.	50,232	273,956
Fisher & Paykel Healthcare Corp. Ltd.	22,597	536,044
Mercury NZ Ltd.	24,181	113,610
Meridian Energy Ltd.	46,898	250,374
Ryman Healthcare Ltd.	15,863	173,370
Spark New Zealand Ltd.	76,708	259,400
Xero Ltd.*	4,773	540,260

		2,400,658

Norway (0.2%)
DNB ASA	36,307	711,383
Equinor ASA	38,010	642,569
Gjensidige Forsikring ASA	8,270	184,608
Mowi ASA	17,705	394,397
Norsk Hydro ASA	51,365	238,786
Orkla ASA	29,390	298,210
Schibsted ASA, Class A*	2,972	126,967
Schibsted ASA, Class B*	3,916	146,058
Telenor ASA	27,750	472,196

		3,215,174

Poland (0.3%)
Allegro.eu SA (m)*	123,027	2,789,407
LPP SA*	1,278	2,834,336

		5,623,743

Portugal (0.1%)
EDP - Energias de Portugal SA	106,227	669,105
Galp Energia SGPS SA	19,538	208,946
Jeronimo Martins SGPS SA	99,316	1,676,772

		2,554,823

Russia (1.0%)
Evraz plc	21,679	139,811
LUKOIL PJSC (ADR)	39,248	2,682,993
Novatek PJSC (GDR) (m)	21,318	3,483,361
Novolipetskiy Metallurgicheskiy Kombinat PAO (GDR) (m)	119,934	3,326,969
TCS Group Holding plc (GDR) (m)	103,689	3,411,368
X5 Retail Group NV (GDR) (m)	72,444	2,616,678
Yandex NV, Class A*	65,319	4,544,896

		20,206,076

Singapore (0.3%)
Ascendas REIT (REIT)	120,315	271,291
CapitaLand Integrated Commercial Trust (REIT)	178,417	291,602
CapitaLand Ltd.	98,600	244,709
City Developments Ltd.	16,000	96,489
DBS Group Holdings Ltd.	70,200	1,330,061
Genting Singapore Ltd.	235,557	151,501
Keppel Corp. Ltd.	54,600	222,267
Mapletree Commercial Trust (REIT)	85,300	137,477
Mapletree Logistics Trust (REIT)	113,646	172,842
Oversea-Chinese Banking Corp. Ltd.	133,178	1,013,749
Singapore Airlines Ltd.*	53,750	174,069
Singapore Exchange Ltd.	31,500	221,186
Singapore Technologies Engineering Ltd.	63,200	182,676
Singapore Telecommunications Ltd.	320,300	559,846
Suntec REIT (REIT)	74,500	83,993
United Overseas Bank Ltd.	46,767	799,384
UOL Group Ltd.	20,143	117,511
Venture Corp. Ltd.	9,900	145,474

		6,216,127

South Africa (0.8%)
Anglo American Platinum Ltd.	21,095	2,071,674
Anglo American plc (Johannesburg Stock Exchange)	162,699	5,369,786
Anglo American plc (London stock Exchange)	47,761	1,583,518
Capitec Bank Holdings Ltd.*	40,113	3,910,710
Clicks Group Ltd.	192,207	3,304,862

		16,240,550

South Korea (1.4%)
Kakao Corp.	8,103	2,905,384
LG Chem Ltd.*	2,019	1,531,489
NCSoft Corp.*	1,855	1,589,805
Samsung Biologics Co. Ltd. (m)*	2,273	1,728,342
Samsung Electronics Co. Ltd.	251,384	18,744,457
Samsung SDI Co. Ltd.	2,963	1,712,937
SK Hynix, Inc.	17,242	1,880,859

		30,093,273

Spain (0.9%)
ACS Actividades de Construccion y Servicios SA	10,574	350,716
Aena SME SA (m)*	2,635	457,749
Amadeus IT Group SA	17,879	1,300,902
Banco Bilbao Vizcaya Argentaria SA	261,675	1,289,890
Banco Santander SA	678,168	2,102,692
CaixaBank SA	143,350	367,935
Cellnex Telecom SA (m)	12,234	734,131
Enagas SA	9,698	212,841
Endesa SA	12,561	342,964
Ferrovial SA	19,607	541,335
Grifols SA (x)	11,733	342,287
Iberdrola SA	237,138	3,389,486
Industria de Diseno Textil SA	171,156	5,444,775
Naturgy Energy Group SA	11,750	272,159
Red Electrica Corp. SA (x)	17,001	348,405
Repsol SA	59,347	598,135
Siemens Gamesa Renewable Energy SA	9,441	381,647
Telefonica SA	187,935	745,022
Telefonica SA (r)*	10,440	41,387

		19,264,458

Sweden (1.4%)
Alfa Laval AB*	12,685	348,901
Assa Abloy AB, Class B	209,829	5,164,370
Atlas Copco AB, Class A	132,867	6,800,317
Atlas Copco AB, Class B	15,181	679,562
Boliden AB	10,489	371,493

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Electrolux AB	9,140	$212,570
Epiroc AB, Class A	25,797	469,216
Epiroc AB, Class B	14,888	251,523
EQT AB (x)	9,716	248,462
Essity AB, Class B	23,461	754,222
Evolution Gaming Group AB (m)	6,255	634,653
Fastighets AB Balder, Class B*	3,981	207,527
Hennes & Mauritz AB, Class B	32,279	674,800
Hexagon AB, Class B	10,806	984,776
Husqvarna AB, Class B	17,218	222,874
ICA Gruppen AB	3,796	189,579
Industrivarden AB, Class A*	4,200	139,973
Industrivarden AB, Class C*	6,024	194,391
Investment AB Latour, Class B	6,050	146,845
Investor AB, Class B	18,112	1,319,062
Kinnevik AB, Class B*	9,292	469,253
L E Lundbergforetagen AB, Class B*	3,262	174,685
Lundin Energy AB	7,676	207,396
Nibe Industrier AB, Class B	12,798	419,517
Sandvik AB*	43,797	1,071,556
Securitas AB, Class B	11,640	187,808
Skandinaviska Enskilda Banken AB, Class A*	64,444	661,860
Skanska AB, Class B	13,283	338,549
SKF AB, Class B	14,832	384,699
Svenska Cellulosa AB SCA, Class B*	22,974	400,138
Svenska Handelsbanken AB, Class A*	59,426	596,600
Swedbank AB, Class A*	35,928	629,338
Swedish Match AB	6,529	506,125
Tele2 AB, Class B	19,517	257,614
Telefonaktiebolaget LM Ericsson, Class B	114,149	1,354,649
Telia Co. AB	97,358	401,852
Volvo AB, Class B*	58,165	1,370,069

		29,446,824

Switzerland (3.0%)
ABB Ltd. (Registered)	72,074	2,011,689
Adecco Group AG (Registered)	6,065	405,293
Alcon, Inc.*	19,230	1,278,090
Baloise Holding AG (Registered)	1,738	309,200
Banque Cantonale Vaudoise (Registered) (x)	1,183	128,683
Barry Callebaut AG (Registered)	113	268,555
Chocoladefabriken Lindt & Spruengli AG	42	409,421
Chocoladefabriken Lindt & Spruengli AG (Registered)	4	399,413
Cie Financiere Richemont SA (Registered)	20,415	1,846,643
Clariant AG (Registered)	7,335	155,930
Coca-Cola HBC AG	7,696	250,162
Credit Suisse Group AG (Registered)	96,220	1,239,024
EMS-Chemie Holding AG (Registered)	312	300,617
Geberit AG (Registered)	1,477	924,606
Givaudan SA (Registered)	361	1,520,987
Julius Baer Group Ltd.	8,626	496,923
Kuehne + Nagel International AG (Registered)	2,148	487,200
LafargeHolcim Ltd. (Registered)*	20,374	1,118,925
Logitech International SA (Registered)	6,430	624,043
Lonza Group AG (Registered)	2,912	1,870,943
Nestle SA (Registered)	113,251	13,337,343
Novartis AG (Registered)	87,282	8,247,079
Partners Group Holding AG	724	850,514
Roche Holding AG	27,618	9,639,627
Schindler Holding AG	1,579	425,561
Schindler Holding AG (Registered)	776	208,967
SGS SA (Registered)	239	720,807
Sika AG (Registered)	5,545	1,514,493
Sonova Holding AG (Registered)*	2,188	568,440
STMicroelectronics NV	25,297	935,776
Straumann Holding AG (Registered)	411	478,873
Swatch Group AG (The)	1,151	313,980
Swatch Group AG (The) (Registered)	1,830	96,657
Swiss Life Holding AG (Registered)*	1,282	597,195
Swiss Prime Site AG (Registered)	3,081	302,427
Swiss Re AG	11,635	1,095,291
Swisscom AG (Registered)	1,027	553,464
Temenos AG (Registered)	2,652	370,405
UBS Group AG (Registered)	143,376	2,019,540
Vifor Pharma AG (x)	1,822	286,070
Zur Rose Group AG*	4,612	1,474,298
Zurich Insurance Group AG	5,942	2,506,876

		62,590,030

Taiwan (2.0%)
ASE Technology Holding Co. Ltd.	1,222,282	3,536,605
Delta Electronics, Inc.	400,000	3,744,039
MediaTek, Inc.	168,000	4,466,368
Sea Ltd. (ADR)*	19,886	3,958,308
Taiwan Semiconductor Manufacturing Co. Ltd.	1,424,133	26,862,783

		42,568,103

United Kingdom (4.5%)
3i Group plc	38,028	602,198
Admiral Group plc	7,152	284,217
Ashtead Group plc	17,535	824,402
Associated British Foods plc*	13,715	424,619
AstraZeneca plc	51,596	5,167,634
Auto Trader Group plc (m)	36,633	298,570
Avast plc (m)	594,221	4,367,710
AVEVA Group plc	4,782	209,391
Aviva plc	155,978	693,651
BAE Systems plc	127,905	854,961
Barclays plc	686,200	1,376,414
Barratt Developments plc	39,706	363,796
Berkeley Group Holdings plc	4,844	314,118
BP plc	800,926	2,790,739
British American Tobacco plc	89,723	3,322,613
British Land Co. plc (The) (REIT)	35,122	234,864
BT Group plc*	348,172	629,676
Bunzl plc	12,952	432,701

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Burberry Group plc*	16,513	$404,097
CK Hutchison Holdings Ltd.	102,764	717,132
CNH Industrial NV*	40,798	514,607
Coca-Cola European Partners plc	7,852	391,265
Compass Group plc	69,165	1,289,168
Croda International plc	5,484	494,659
DCC plc	3,845	272,261
Diageo plc	92,162	3,627,188
Direct Line Insurance Group plc	51,349	224,001
Entain plc	21,839	338,518
Experian plc	36,293	1,378,244
Farfetch Ltd., Class A*	83,436	5,324,051
Fiat Chrysler Automobiles NV*	43,525	779,506
GlaxoSmithKline plc	197,826	3,630,473
Halma plc	15,187	508,614
Hargreaves Lansdown plc	13,725	286,226
HSBC Holdings plc	802,229	4,156,167
Imperial Brands plc	37,732	792,295
Informa plc	59,609	447,519
InterContinental Hotels Group plc	7,019	450,169
Intertek Group plc	6,485	500,878
J Sainsbury plc	64,772	199,738
JD Sports Fashion plc*	18,233	214,429
Johnson Matthey plc	7,748	256,938
Kingfisher plc*	84,138	311,119
Land Securities Group plc (REIT)	27,818	256,321
Legal & General Group plc	231,657	843,298
Linde plc	10,586	2,789,517
Lloyds Banking Group plc	2,785,679	1,388,151
London Stock Exchange Group plc	12,370	1,523,791
M&G plc	106,706	288,850
Melrose Industries plc*	192,725	469,253
Mondi plc (Johannesburg Stock Exchange)	174,251	4,068,663
Mondi plc (London Stock Exchange)	19,483	458,126
National Grid plc	137,264	1,623,679
Natwest Group plc	194,888	446,803
Next plc*	5,258	509,506
Ocado Group plc*	19,111	597,691
Pearson plc (x)	29,605	275,459
Persimmon plc	12,947	489,898
Phoenix Group Holdings plc	21,602	206,962
Prudential plc	308,197	5,677,058
Reckitt Benckiser Group plc	28,120	2,515,667
RELX plc (London Stock Exchange)	33,760	827,540
RELX plc (Turquoise Stock Exchange)	41,772	1,022,146
Rentokil Initial plc	74,132	516,610
Rolls-Royce Holdings plc*	344,742	524,471
RSA Insurance Group plc	40,131	371,751
Sage Group plc (The)	43,462	345,908
Schroders plc	4,712	215,025
Segro plc (REIT)	46,260	599,457
Severn Trent plc	9,168	286,977
Smith & Nephew plc	33,608	693,980
Smiths Group plc	15,470	318,280
Spirax-Sarco Engineering plc	2,902	448,240
SSE plc	41,193	844,971
St James’s Place plc	20,611	319,483
Standard Chartered plc	106,662	679,563
Standard Life Aberdeen plc	89,267	343,390
Taylor Wimpey plc	139,792	316,953
TechnipFMC plc	10,010	94,094
Tesco plc	389,021	1,231,016
Unilever plc (Cboe Europe)	57,126	3,459,041
Unilever plc (London Stock Exchange)	46,229	2,776,542
United Utilities Group plc	26,259	321,387
Vodafone Group plc	1,047,063	1,731,690
Whitbread plc*	7,873	333,756
Wm Morrison Supermarkets plc	88,543	214,740
WPP plc	46,494	508,644

		94,475,884

United States (39.4%)
3M Co.	11,634	2,033,507
A O Smith Corp.	3,011	165,063
Abbott Laboratories	35,746	3,913,830
AbbVie, Inc.	35,607	3,815,290
ABIOMED, Inc.*	881	285,620
Accenture plc, Class A	12,778	3,337,741
Activision Blizzard, Inc.	15,587	1,447,253
Adobe, Inc.*	40,540	20,274,865
Advance Auto Parts, Inc.	1,316	207,283
Advanced Micro Devices, Inc.*	24,257	2,224,609
AES Corp. (The)	13,926	327,261
Aflac, Inc.	13,176	585,937
Agilent Technologies, Inc.	55,700	6,599,893
Air Products and Chemicals, Inc.	4,448	1,215,283
Akamai Technologies, Inc.*	3,302	346,677
Alaska Air Group, Inc.	2,494	129,688
Albemarle Corp.	2,173	320,561
Alexandria Real Estate Equities, Inc. (REIT)	2,497	445,015
Alexion Pharmaceuticals, Inc.*	4,366	682,144
Align Technology, Inc.*	1,431	764,698
Allegion plc	1,788	208,087
Alliant Energy Corp.	4,860	250,436
Allstate Corp. (The)	6,133	674,201
Alphabet, Inc., Class C*	5,855	10,257,257
Alphabet, Inc., Class A*	22,476	39,392,337
Altria Group, Inc.	37,482	1,536,762
Amazon.com, Inc.*	10,024	32,647,466
Amcor plc	32,184	378,806
Ameren Corp.	5,013	391,315
American Airlines Group, Inc. (x)	12,318	194,255
American Electric Power Co., Inc.	9,911	825,289
American Express Co.	13,154	1,590,450
American International Group, Inc.	17,054	645,664
American Tower Corp. (REIT)	8,959	2,010,937
American Water Works Co., Inc.	3,579	549,269
Ameriprise Financial, Inc.	2,333	453,372
AmerisourceBergen Corp.	2,987	292,009
AMETEK, Inc.	4,685	566,604
Amgen, Inc.	11,742	2,699,721
Amphenol Corp., Class A	5,941	776,905
Analog Devices, Inc.	12,039	1,778,521
ANSYS, Inc.*	1,743	634,103
Anthem, Inc.	8,922	2,864,765

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Aon plc, Class A	4,611	$974,166
Apache Corp.	8,632	122,488
Apple, Inc.	322,329	42,769,835
Applied Materials, Inc.	18,420	1,589,646
Aptiv plc	5,446	709,559
Archer-Daniels-Midland Co.	11,271	568,171
Arista Networks, Inc.*	1,118	324,857
Arthur J Gallagher & Co.	3,784	468,119
Assurant, Inc.	1,121	152,703
AT&T, Inc.	143,722	4,133,445
Atmos Energy Corp.	2,572	245,446
Autodesk, Inc.*	4,431	1,352,962
Automatic Data Processing, Inc.	8,649	1,523,954
AutoZone, Inc.*	458	542,932
AvalonBay Communities, Inc. (REIT)	2,782	446,316
Avantor, Inc.*	156,749	4,412,484
Avery Dennison Corp.	1,718	266,479
Baker Hughes Co.	13,955	290,962
Ball Corp.	6,644	619,088
Bank of America Corp.	153,537	4,653,706
Bank of New York Mellon Corp. (The)	16,246	689,480
Baxter International, Inc.	10,375	832,490
Becton Dickinson and Co.	5,850	1,463,787
Berkshire Hathaway, Inc., Class B*	39,251	9,101,129
Best Buy Co., Inc.	4,673	466,319
Biogen, Inc.*	3,104	760,045
Bio-Rad Laboratories, Inc., Class A*	429	250,081
BlackRock, Inc.‡	2,861	2,064,326
Blueprint Medicines Corp.*	17,771	1,993,018
Boeing Co. (The)	10,703	2,291,084
Booking Holdings, Inc.*	826	1,839,725
BorgWarner, Inc.	5,030	194,359
Boston Properties, Inc. (REIT)	2,853	269,694
Boston Scientific Corp.*	73,465	2,641,067
Bristol-Myers Squibb Co.	45,576	2,827,079
Broadcom, Inc.	8,158	3,571,980
Broadridge Financial Solutions, Inc.	2,456	376,259
Brown-Forman Corp., Class B	3,807	302,390
Cabot Oil & Gas Corp.	8,547	139,145
Cadence Design Systems, Inc.*	5,544	756,368
Campbell Soup Co.	4,085	197,510
Capital One Financial Corp.	9,151	904,576
Cardinal Health, Inc.	6,236	334,000
CarMax, Inc.*	3,325	314,080
Carnival Corp.	15,000	324,900
Carrier Global Corp.	16,157	609,442
Castle Biosciences, Inc.*	10,837	727,705
Catalent, Inc.*	3,483	362,476
Caterpillar, Inc.	10,957	1,994,393
Cboe Global Markets, Inc.	2,215	206,261
CBRE Group, Inc., Class A*	6,850	429,632
CDW Corp.	2,896	381,664
Celanese Corp.	2,347	304,969
Centene Corp.*	30,268	1,816,988
CenterPoint Energy, Inc.	11,130	240,853
CenturyLink, Inc.	20,371	198,617
Cerner Corp.	6,024	472,764
CF Industries Holdings, Inc.	4,603	178,182
CH Robinson Worldwide, Inc.	2,610	245,001
Charles River Laboratories International, Inc.*	1,939	484,479
Charles Schwab Corp. (The)	29,968	1,589,503
Charter Communications, Inc., Class A*	2,943	1,946,942
Chevron Corp.	38,826	3,278,856
Chipotle Mexican Grill, Inc.*	570	790,425
Chubb Ltd.	9,104	1,401,288
Church & Dwight Co., Inc.	4,870	424,810
Cigna Corp.	7,286	1,516,800
Cincinnati Financial Corp.	2,907	253,985
Cintas Corp.	1,771	625,978
Cisco Systems, Inc.	85,223	3,813,729
Citigroup, Inc.	41,990	2,589,103
Citizens Financial Group, Inc.	8,315	297,344
Citrix Systems, Inc.	2,420	314,842
Clorox Co. (The)	2,500	504,800
CME Group, Inc.	7,240	1,318,042
CMS Energy Corp.	5,834	355,932
Coca-Cola Co. (The)	78,006	4,277,849
Cognizant Technology Solutions Corp., Class A	10,783	883,667
Colgate-Palmolive Co.	36,819	3,148,393
Comcast Corp., Class A	92,087	4,825,359
Comerica, Inc.	2,752	153,727
Conagra Brands, Inc.	9,970	361,512
Concho Resources, Inc.	4,133	241,161
ConocoPhillips	21,539	861,345
Consolidated Edison, Inc.	7,021	507,408
Constellation Brands, Inc., Class A	3,440	753,532
Cooper Cos., Inc. (The)	1,006	365,500
Copart, Inc.*	4,227	537,886
Corning, Inc.	15,325	551,700
Corteva, Inc.	15,020	581,574
Costco Wholesale Corp.	8,899	3,352,965
Crown Castle International Corp. (REIT)	8,726	1,389,092
CSX Corp.	15,424	1,399,728
Cummins, Inc.	2,932	665,857
CVS Health Corp.	26,399	1,803,052
CyberArk Software Ltd.*	1,596	257,898
Danaher Corp.	12,751	2,832,507
Darden Restaurants, Inc.	2,535	301,969
DaVita, Inc.*	1,485	174,339
Deere & Co.	6,320	1,700,396
Delta Air Lines, Inc.	12,862	517,181
Dentsply Sirona, Inc.	4,754	248,919
Devon Energy Corp.	7,605	120,235
DexCom, Inc.*	1,942	717,996
Diamondback Energy, Inc.	3,368	163,011
Digital Realty Trust, Inc. (REIT)	5,659	789,487
Discover Financial Services	6,219	563,006
Discovery, Inc., Class A (x)*	2,850	85,757
Discovery, Inc., Class C*	6,418	168,087
DISH Network Corp., Class A*	4,656	150,575
Dollar General Corp.	4,941	1,039,092
Dollar Tree, Inc.*	4,678	505,411
Dominion Energy, Inc.	16,454	1,237,341
Domino’s Pizza, Inc.	808	309,836

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Dover Corp.	2,930	$369,913
Dow, Inc.	14,842	823,731
DR Horton, Inc.	6,918	476,789
DTE Energy Co.	3,940	478,355
Duke Energy Corp.	14,843	1,359,025
Duke Realty Corp. (REIT)	7,342	293,460
Dun & Bradstreet Holdings, Inc.*	18,740	466,626
DuPont de Nemours, Inc.	14,733	1,047,664
DXC Technology Co.	5,196	133,797
Eastman Chemical Co.	2,769	277,675
Eaton Corp. plc	8,036	965,445
eBay, Inc.	13,157	661,139
Ecolab, Inc.	4,991	1,079,853
Edison International	7,455	468,323
Edwards Lifesciences Corp.*	12,512	1,141,470
Electronic Arts, Inc.	26,842	3,854,511
Eli Lilly and Co.	16,013	2,703,635
Emerson Electric Co.	12,020	966,047
Entergy Corp.	4,096	408,945
EOG Resources, Inc.	11,584	577,694
EPAM Systems, Inc.*	8,129	2,913,027
Equifax, Inc.	30,356	5,853,851
Equinix, Inc. (REIT)	1,788	1,276,954
Equity Residential (REIT)	6,946	411,759
Essex Property Trust, Inc. (REIT)	1,297	307,934
Estee Lauder Cos., Inc. (The), Class A	4,549	1,210,898
Etsy, Inc.*	2,543	452,425
Everest Re Group Ltd.	816	191,017
Evergy, Inc.	4,684	260,009
Eversource Energy	6,784	586,884
Exelon Corp.	19,451	821,221
Expedia Group, Inc.	2,780	368,072
Expeditors International of Washington, Inc.	3,599	342,301
Extra Space Storage, Inc. (REIT)	2,634	305,175
Exxon Mobil Corp.	85,278	3,515,159
F5 Networks, Inc.*	1,248	219,573
Facebook, Inc., Class A*	103,195	28,188,746
Fastenal Co.	11,346	554,025
Federal Realty Investment Trust (REIT)	1,342	114,231
FedEx Corp.	4,872	1,264,869
Ferguson plc	8,746	1,062,540
Fidelity National Information Services, Inc.	40,041	5,664,200
Fifth Third Bancorp	13,947	384,519
First Republic Bank	3,518	516,900
FirstEnergy Corp.	11,498	351,954
Fiserv, Inc.*	11,215	1,276,940
FleetCor Technologies, Inc.*	1,653	450,988
FLIR Systems, Inc.	2,433	106,638
Flowserve Corp.	2,461	90,688
FMC Corp.	2,754	316,517
Ford Motor Co.	77,636	682,420
Fortinet, Inc.*	2,705	401,774
Fortive Corp.	6,875	486,888
Fortune Brands Home & Security, Inc.	2,669	228,787
Fox Corp., Class A	7,187	209,285
Fox Corp., Class B	3,068	88,604
Franklin Resources, Inc.	5,586	139,594
Freeport-McMoRan, Inc.	28,941	753,045
Gap, Inc. (The)	3,621	73,108
Garmin Ltd.	3,067	366,997
Gartner, Inc.*	1,827	292,667
General Dynamics Corp.	4,652	692,311
General Electric Co.	176,674	1,908,079
General Mills, Inc.	12,174	715,831
General Motors Co.	25,403	1,057,781
Genuine Parts Co.	2,873	288,535
Gilead Sciences, Inc.	25,282	1,472,929
Global Payments, Inc.	6,034	1,299,844
Globe Life, Inc.	1,901	180,519
Goldman Sachs Group, Inc. (The)	6,939	1,829,884
Halliburton Co.	17,540	331,506
Hanesbrands, Inc.	7,278	106,113
Hartford Financial Services Group, Inc. (The)	7,344	359,709
Hasbro, Inc.	2,436	227,863
HCA Healthcare, Inc.	5,290	869,993
Healthpeak Properties, Inc. (REIT)	10,678	322,796
Henry Schein, Inc.*	2,923	195,432
Hershey Co. (The)	2,902	442,062
Hess Corp.	5,459	288,181
Hewlett Packard Enterprise Co.	26,330	312,011
Hilton Worldwide Holdings, Inc.	5,567	619,384
HollyFrontier Corp.	3,387	87,554
Hologic, Inc.*	5,188	377,842
Home Depot, Inc. (The)	21,714	5,767,673
Honeywell International, Inc.	14,152	3,010,130
Hormel Foods Corp.	5,993	279,334
Host Hotels & Resorts, Inc. (REIT)	14,495	212,062
Howmet Aerospace, Inc.*	7,734	220,728
HP, Inc.	28,096	690,881
Humana, Inc.	2,662	1,092,139
Huntington Bancshares, Inc.	21,770	274,955
Huntington Ingalls Industries, Inc.	770	131,270
IDEX Corp.	1,605	319,716
IDEXX Laboratories, Inc.*	1,700	849,779
IHS Markit Ltd.	7,430	667,437
Illinois Tool Works, Inc.	5,781	1,178,630
Illumina, Inc.*	8,958	3,314,460
Incyte Corp.*	3,819	332,177
Ingersoll Rand, Inc.*	7,333	334,091
Intel Corp.	82,651	4,117,673
Intercontinental Exchange, Inc.	11,320	1,305,083
International Business Machines Corp.	17,971	2,262,190
International Flavors & Fragrances, Inc. (x)	2,239	243,693
International Paper Co.	7,702	382,943
Interpublic Group of Cos., Inc. (The)	7,444	175,083
Intuit, Inc.	42,254	16,050,182
Intuitive Surgical, Inc.*	2,371	1,939,715
Invesco Ltd.	8,649	150,752
Ionis Pharmaceuticals, Inc.*	33,099	1,871,417
IPG Photonics Corp.*	809	181,046
IQVIA Holdings, Inc.*	10,825	1,939,515
Iron Mountain, Inc. (REIT)	6,352	187,257
Jack Henry & Associates, Inc.	1,461	236,667
Jacobs Engineering Group, Inc.	2,772	302,037

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
James Hardie Industries plc (CHDI)*	17,389	$512,379
JB Hunt Transport Services, Inc.	1,648	225,199
JM Smucker Co. (The)	2,337	270,157
Johnson & Johnson	53,095	8,356,091
Johnson Controls International plc	14,600	680,214
JPMorgan Chase & Co.	61,478	7,812,009
Juniper Networks, Inc.	6,098	137,266
Kansas City Southern	1,848	377,232
Kellogg Co.	4,941	307,478
KeyCorp	19,543	320,701
Keysight Technologies, Inc.*	3,652	482,393
Kimberly-Clark Corp.	6,860	924,934
Kimco Realty Corp. (REIT)	8,670	130,137
Kinder Morgan, Inc.	39,266	536,766
KLA Corp.	3,111	805,469
Kraft Heinz Co. (The)	12,926	448,015
Kroger Co. (The)	15,273	485,070
L Brands, Inc.	4,396	163,487
L3Harris Technologies, Inc.	4,238	801,067
Laboratory Corp. of America Holdings*	1,989	404,861
Lam Research Corp.	2,904	1,371,472
Lamb Weston Holdings, Inc.	2,795	220,078
Las Vegas Sands Corp.	6,643	395,923
Leggett & Platt, Inc.	3,072	136,090
Leidos Holdings, Inc.	2,596	272,892
Lennar Corp., Class A	5,605	427,269
Lincoln National Corp.	3,786	190,474
Live Nation Entertainment, Inc.*	3,108	228,376
LKQ Corp.*	5,417	190,895
Lockheed Martin Corp.	4,966	1,762,831
Loews Corp.	4,424	199,168
Lowe’s Cos., Inc.	14,778	2,372,017
LyondellBasell Industries NV, Class A	5,231	479,473
M&T Bank Corp.	2,634	335,308
MacroGenics, Inc.*	43,661	998,090
Marathon Oil Corp.	14,159	94,441
Marathon Petroleum Corp.	13,046	539,583
MarketAxess Holdings, Inc.	775	442,184
Marriott International, Inc., Class A	5,329	703,002
Marsh & McLennan Cos., Inc.	10,229	1,196,793
Martin Marietta Materials, Inc.	1,276	362,346
Masco Corp.	5,157	283,274
Mastercard, Inc., Class A	17,743	6,333,186
Maxim Integrated Products, Inc.	109,109	9,672,513
McCormick & Co., Inc. (Non-Voting)	4,912	469,587
McDonald’s Corp.	15,028	3,224,708
McKesson Corp.	3,208	557,935
Medtronic plc	27,147	3,180,000
Merck & Co., Inc.	51,027	4,174,009
MetLife, Inc.	15,400	723,030
Mettler-Toledo International, Inc.*	471	536,789
MGM Resorts International	8,035	253,183
Microchip Technology, Inc.	5,286	730,049
Micron Technology, Inc.*	22,452	1,687,941
Microsoft Corp.	167,747	37,310,288
Mid-America Apartment Communities, Inc. (REIT)	2,216	280,745
Mohawk Industries, Inc.*	1,117	157,441
Molson Coors Beverage Co., Class B	3,845	173,756
Mondelez International, Inc., Class A	28,844	1,686,509
Monster Beverage Corp.*	7,512	694,710
Moody’s Corp.	3,243	941,248
Morgan Stanley	28,826	1,975,446
Mosaic Co. (The)	7,413	170,573
Motorola Solutions, Inc.	3,453	587,217
MSCI, Inc.	1,669	745,259
Nasdaq, Inc.	2,263	300,391
National Oilwell Varco, Inc.	7,746	106,353
NetApp, Inc.	4,577	303,180
Netflix, Inc.*	8,910	4,817,904
Newell Brands, Inc.	7,877	167,229
Newmont Corp.	16,070	962,432
News Corp., Class A	8,231	147,911
News Corp., Class B	2,186	38,845
NextEra Energy, Inc.	39,512	3,048,351
Nielsen Holdings plc	7,239	151,078
NIKE, Inc., Class B	50,939	7,206,340
NiSource, Inc.	7,324	168,013
Norfolk Southern Corp.	5,123	1,217,276
Northern Trust Corp.	4,248	395,659
Northrop Grumman Corp.	3,113	948,593
NortonLifeLock, Inc.	12,646	262,784
Norwegian Cruise Line Holdings Ltd.*	6,749	171,627
NRG Energy, Inc.	4,587	172,242
Nuance Communications, Inc.*	23,859	1,051,943
Nucor Corp.	6,379	339,299
NVIDIA Corp.	12,484	6,519,145
NVR, Inc.*	71	289,670
Occidental Petroleum Corp.	16,260	281,461
Old Dominion Freight Line, Inc.	1,940	378,649
Omnicom Group, Inc.	4,255	265,384
ONEOK, Inc.	9,108	349,565
Oracle Corp. (London Stock Exchange)	38,257	2,474,845
O’Reilly Automotive, Inc.*	1,461	661,205
Otis Worldwide Corp.	8,029	542,359
PACCAR, Inc.	6,853	591,277
Packaging Corp. of America	1,949	268,787
Parker-Hannifin Corp.	2,564	698,459
Paychex, Inc.	6,359	592,532
Paycom Software, Inc.*	975	440,944
PayPal Holdings, Inc.*	66,213	15,507,085
Pegasystems, Inc.	15,764	2,100,711
Pentair plc	3,147	167,074
People’s United Financial, Inc.	8,432	109,026
PepsiCo, Inc.	27,872	4,133,418
PerkinElmer, Inc.	2,229	319,862
Perrigo Co. plc	2,745	122,756
Pfizer, Inc.	112,105	4,126,585
Phathom Pharmaceuticals, Inc.*	29,977	995,836
Philip Morris International, Inc.	31,409	2,600,351
Phillips 66	8,831	617,640

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Pinnacle West Capital Corp.	2,291	$183,165
Pioneer Natural Resources Co.	3,363	383,012
PNC Financial Services Group, Inc. (The)‡	8,545	1,273,205
Pool Corp.	849	316,253
PPG Industries, Inc.	4,688	676,103
PPL Corp.	15,129	426,638
Principal Financial Group, Inc.	4,929	244,528
Procter & Gamble Co. (The)	50,010	6,958,391
Progressive Corp. (The)	11,806	1,167,377
Prologis, Inc. (REIT)	14,909	1,485,831
Prudential Financial, Inc.	8,040	627,683
Public Service Enterprise Group, Inc.	10,293	600,082
Public Storage (REIT)	3,035	700,873
PulteGroup, Inc.	5,150	222,068
PVH Corp.	1,316	123,559
QIAGEN NV*	9,098	471,814
Qorvo, Inc.*	2,310	384,084
QUALCOMM, Inc.	22,811	3,475,028
Quanta Services, Inc.	2,646	190,565
Quest Diagnostics, Inc.	2,736	326,049
Ralph Lauren Corp.	1,109	115,048
Raymond James Financial, Inc.	2,472	236,496
Raytheon Technologies Corp.	30,630	2,190,351
Realty Income Corp. (REIT)	7,124	442,899
Regency Centers Corp. (REIT)	3,299	150,401
Regeneron Pharmaceuticals, Inc.*	2,103	1,015,980
Regions Financial Corp.	19,428	313,179
Republic Services, Inc.	4,272	411,394
ResMed, Inc.	2,877	611,535
Robert Half International, Inc.	2,528	157,949
Rockwell Automation, Inc.	2,350	589,404
Rollins, Inc.	4,507	176,089
Roper Technologies, Inc.	2,103	906,582
Ross Stores, Inc.	7,116	873,916
Royal Caribbean Cruises Ltd.	3,831	286,137
S&P Global, Inc.	45,402	14,924,999
Sage Therapeutics, Inc.*	12,029	1,040,629
salesforce.com, Inc.*	18,454	4,106,569
Sarepta Therapeutics, Inc.*	13,968	2,381,404
SBA Communications Corp. (REIT)	2,226	628,021
Schlumberger NV	27,982	610,847
Seagate Technology plc	4,457	277,047
Sealed Air Corp.	3,533	161,776
Sempra Energy	5,773	735,538
ServiceNow, Inc.*	3,933	2,164,841
Sherwin-Williams Co. (The)	1,649	1,211,867
Simon Property Group, Inc. (REIT)	6,613	563,957
Skyworks Solutions, Inc.	3,344	511,231
SL Green Realty Corp. (REIT)	1,711	101,941
Snap-on, Inc.	1,049	179,526
Southern Co. (The)	21,303	1,308,643
Southwest Airlines Co.	11,971	557,968
Stanley Black & Decker, Inc.	3,340	596,390
Starbucks Corp.	23,672	2,532,431
State Street Corp.	7,061	513,900
STERIS plc	1,747	331,126
Stryker Corp.	6,594	1,615,794
SVB Financial Group*	1,087	421,571
Synchrony Financial	10,995	381,636
Synopsys, Inc.*	3,035	786,793
Sysco Corp.	10,169	755,150
T. Rowe Price Group, Inc.	4,521	684,434
Take-Two Interactive Software, Inc.*	2,335	485,190
Tapestry, Inc.	5,771	179,363
Target Corp.	10,100	1,782,953
TE Connectivity Ltd.	6,594	798,336
Teledyne Technologies, Inc.*	754	295,553
Teleflex, Inc.	947	389,757
Tenaris SA	20,199	163,455
Teradyne, Inc.	3,489	418,296
Tesla, Inc.*	15,294	10,792,517
Texas Instruments, Inc.	18,514	3,038,703
Textron, Inc.	4,510	217,968
Thermo Fisher Scientific, Inc.	7,994	3,723,445
Tiffany & Co.	2,210	290,505
TJX Cos., Inc. (The)	24,215	1,653,642
T-Mobile US, Inc.*	11,759	1,585,701
Tractor Supply Co.	2,360	331,769
Trane Technologies plc	4,762	691,252
TransDigm Group, Inc.*	1,119	692,493
Travelers Cos., Inc. (The)	5,035	706,763
Truist Financial Corp.	27,190	1,303,217
Twist Bioscience Corp.*	1,555	219,706
Twitter, Inc.*	15,862	858,927
Tyler Technologies, Inc.*	825	360,129
Tyson Foods, Inc., Class A	5,769	371,754
UDR, Inc. (REIT)	5,994	230,349
Ulta Beauty, Inc.*	1,112	319,322
Under Armour, Inc., Class A*	3,936	67,581
Under Armour, Inc., Class C*	4,678	69,609
Union Pacific Corp.	13,591	2,829,918
United Airlines Holdings, Inc.*	5,922	256,127
United Parcel Service, Inc., Class B	48,078	8,096,335
United Rentals, Inc.*	1,431	331,863
UnitedHealth Group, Inc.	19,136	6,710,612
Universal Health Services, Inc., Class B	1,475	202,813
Unum Group	4,722	108,323
US Bancorp	27,648	1,288,120
Valero Energy Corp.	8,020	453,691
Varian Medical Systems, Inc.*	1,859	325,344
Ventas, Inc. (REIT)	7,678	376,529
Veracyte, Inc.*	39,683	1,942,086
VeriSign, Inc.*	1,968	425,875
Verisk Analytics, Inc.	3,222	668,855
Verizon Communications, Inc.	83,460	4,903,275
Vertex Pharmaceuticals, Inc.*	5,245	1,239,603
VF Corp.	6,347	542,097
ViacomCBS, Inc.	11,474	427,521
Viatris, Inc.*	24,361	456,525
Visa, Inc., Class A	50,615	11,071,019
Vontier Corp.*	2,853	95,290
Vornado Realty Trust (REIT)	3,122	116,575
Vulcan Materials Co.	2,633	390,500
W R Berkley Corp.	2,653	176,212
Walgreens Boots Alliance, Inc.	14,293	570,005
Walmart, Inc.	27,961	4,030,578

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Walt Disney Co. (The)*	75,138	$13,613,503
Waste Management, Inc.	7,806	920,562
Waters Corp.*	1,313	324,862
WEC Energy Group, Inc.	6,448	593,409
Wells Fargo & Co.	83,387	2,516,620
Welltower, Inc. (REIT)	8,458	546,556
West Pharmaceutical Services, Inc.	1,445	409,383
Western Digital Corp.	5,914	327,576
Western Union Co. (The)	8,537	187,302
Westinghouse Air Brake Technologies Corp.	3,506	256,639
Westrock Co.	5,613	244,334
Weyerhaeuser Co. (REIT)	14,935	500,771
Whirlpool Corp.	1,281	231,208
Williams Cos., Inc. (The)	24,482	490,864
Willis Towers Watson plc	2,606	549,032
WW Grainger, Inc.	954	389,556
Wynn Resorts Ltd.	1,982	223,629
Xcel Energy, Inc.	10,441	696,101
Xerox Holdings Corp.	3,458	80,191
Xilinx, Inc.	4,874	690,987
Xylem, Inc.	3,789	385,682
Yum! Brands, Inc.	6,062	658,091
Zebra Technologies Corp., Class A*	1,068	410,464
Zimmer Biomet Holdings, Inc.	10,725	1,652,615
Zions Bancorp NA	3,649	158,513
Zoetis, Inc.	9,585	1,586,318

		823,996,780

Total Common Stocks (90.6%) (Cost $849,812,350)		1,895,588,948

PREFERRED STOCK:
India (0.0%)
Zee Entertainment Enterprises Ltd.,6.000% (Cost $—)	509,890	27,564

	Number of Rights	Value (Note 1)
RIGHTS:
Spain (0.0%)
Repsol SA, expiring 1/8/21 (x)* (Cost $21,198)	59,347	20,351

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.1%)
JPMorgan Prime Money Market Fund, IM Shares	2,490,154	2,491,400

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.2%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $200,003, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $204,000. (xx)	$200,000	200,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $800,018, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $816,003. (xx)	800,000	800,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $1,121,958, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $1,144,391. (xx)	1,121,951	1,121,951
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $1,000,023, collateralized by various Common Stocks; total market value $1,111,124. (xx)	1,000,000	1,000,000

Total Repurchase Agreements		3,121,951

Total Short-Term Investments (0.3%) (Cost $5,613,567)		5,613,351

Total Investments in Securities (90.9%) (Cost $855,447,115)		1,901,250,214
Other Assets Less Liabilities (9.1%)		190,865,367

Net Assets (100%)		$2,092,115,581

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $42,585,094 or 2.0% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2020.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $9,327,411. This was collateralized by $6,774,254 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/14/21 - 8/15/50 and by cash of $3,121,951 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
BRL	— Brazilian Real
CHDI	— Clearing House Electronic Subregister System
(CHESS) Depository Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Denmark Krone
EUR	— European Currency Unit
FDR	— Finnish Depositary Receipt
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
ILS	— Israeli Shekel
JPY	— Japanese Yen
KRW	— Korean (South) Won
MXN	— Mexican Peso
NOK	— Norwegian Krone
NYRS	— New York Registry Shares
NZD	— New Zealand Dollar
PLN	— Polish Zloty
REIT	— Real Estate Investment Trust
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Banks
PNC Financial Services Group, Inc. (The)	8,545	1,724,642	—	(266,380)	178,299	(363,356)	1,273,205	46,304	—
Capital Markets
BlackRock, Inc.	2,861	1,449,787	432,884	(510,686)	105,386	586,955	2,064,326	45,883	—
Insurance
AXA SA	75,642	2,212,036	99,852	(174,664)	(7,922)	(326,236)	1,803,066	54,357	—

Total		5,386,465	532,736	(951,730)	275,763	(102,637)	5,140,597	146,544	—

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	847	3/2021	EUR	36,733,183	440,259
FTSE 100 Index	261	3/2021	GBP	22,914,104	(264,769)
S&P 500 E-Mini Index	524	3/2021	USD	98,218,560	2,387,548
SPI 200 Index	73	3/2021	AUD	9,197,453	(38,711)
TOPIX Index	131	3/2021	JPY	22,893,758	641,178

					3,165,505

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Forward Foreign Currency Contracts outstanding as of December 31, 2020 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	12,175,150	USD	9,057,289	HSBC Bank plc	3/19/2021	334,857
GBP	12,859,056	USD	17,340,476	HSBC Bank plc	3/19/2021	252,363
JPY	1,915,407,397	USD	18,412,475	HSBC Bank plc	3/19/2021	153,466

Total unrealized appreciation						740,686

ZAR	1,020,707	USD	69,525	JPMorgan Chase Bank	1/6/2021	(65)
USD	702,924	EUR	576,114	Citibank NA	3/19/2021	(2,060)
USD	31,687,735	EUR	26,030,329	HSBC Bank plc	3/19/2021	(165,241)
USD	752,368	JPY	78,176,638	Citibank NA	3/19/2021	(5,393)

Total unrealized depreciation						(172,759)

Net unrealized appreciation						567,927

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 101,929, BRL (19,417), CHF 2,008, DKK 2,248, EUR 68,776,849, GBP 5,158,414, HKD 16,526, ILS 2,708, JPY 5,162,017, KRW 2, MXN 1, NOK 2,043, NZD 2,030, PLN 1,121,952, SEK 2,017, SGD 11,583 and TRY 12.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Argentina	$7,352,428	$—	$—	$7,352,428
Australia	—	49,519,807	—	49,519,807
Austria	—	1,054,917	—	1,054,917
Belgium	—	5,595,036	—	5,595,036
Brazil	7,785,503	17,732,522	—	25,518,025
Chile	—	324,066	—	324,066
China	23,919,114	87,635,969	—	111,555,083
Denmark	230,990	15,656,902	—	15,887,892
Finland	—	7,550,640	—	7,550,640
France	—	103,157,525	—	103,157,525
Germany	—	66,900,984	—	66,900,984
Hong Kong	1,000,640	19,371,642	—	20,372,282
Hungary	—	3,158,725	—	3,158,725
India	8,327,637	28,108,628	—	36,436,265
Indonesia	—	3,887,088	—	3,887,088
Ireland	—	4,395,045	—	4,395,045
Israel	1,534,419	2,024,600	—	3,559,019
Italy	—	13,882,812	—	13,882,812
Japan	—	213,846,857	—	213,846,857
Jordan	—	242,344	—	242,344
Luxembourg	—	1,242,113	—	1,242,113
Macau	—	1,274,121	—	1,274,121

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Malta	$—	$—	$—	(a)	$— (a)
Mexico	3,597,470	111,859	—		3,709,329
Netherlands	7,542,968	28,731,074	—		36,274,042
New Zealand	—	2,400,658	—		2,400,658
Norway	—	3,215,174	—		3,215,174
Poland	—	5,623,743	—		5,623,743
Portugal	—	2,554,823	—		2,554,823
Russia	7,227,889	12,978,187	—		20,206,076
Singapore	—	6,216,127	—		6,216,127
South Africa	—	16,240,550	—		16,240,550
South Korea	—	30,093,273	—		30,093,273
Spain	—	19,264,458	—		19,264,458
Sweden	—	29,446,824	—		29,446,824
Switzerland	—	62,590,030	—		62,590,030
Taiwan	3,958,308	38,609,795	—		42,568,103
United Kingdom	8,598,927	85,876,957	—		94,475,884
United States	821,786,592	2,210,188	—		823,996,780
Forward Currency Contracts	—	740,686	—		740,686
Futures	3,468,985	—	—		3,468,985
Preferred Stock
India	—	27,564	—		27,564
Rights
Spain	—	20,351	—		20,351
Short-Term Investments
Investment Company	2,491,400	—	—		2,491,400
Repurchase Agreements	—	3,121,951	—		3,121,951

Total Assets	$908,823,270	$996,636,615	$—		$1,905,459,885

Liabilities:
Forward Currency Contracts	$—	$(172,759)	$—		$(172,759)
Futures	(303,480)	—	—		(303,480)

Total Liabilities	$(303,480)	$(172,759)	$—		$(476,239)

Total	$908,519,790	$996,463,856	$—		$1,904,983,646

(a)	Value is zero.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$740,686
Equity contracts	Receivables, Net assets - Unrealized appreciation	3,468,985	*

Total		$4,209,671

	Liability Derivatives
Foreign exchange contracts	Payables	$(172,759)
Equity contracts	Payables, Net assets - Unrealized depreciation	(303,480	)*

Total		$(476,239)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$7,798,460	$7,798,460
Equity contracts	(426,930)	—	(426,930)

Total	$(426,930)	$7,798,460	$7,371,530

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$692,966	$692,966
Equity contracts	1,734,454	—	1,734,454

Total	$1,734,454	$692,966	$2,427,420

^ This Portfolio held forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $225,901,000 and futures contracts with an average notional balance of approximately $200,540,000 respectively, during the year ended December 31, 2020.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2020:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
HSBC Bank plc	$740,686	$(165,241)	$—	$575,445

Total	$740,686	$(165,241)	$—	$575,445

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Citibank NA	$7,453	$—	—	$7,453
HSBC Bank plc	165,241	(165,241)	—	—
JPMorgan Chase Bank	65	—	—	65

Total	$172,759	$(165,241)	$—	$7,518

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 9%)*	$248,532,066
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 4%)*	$478,366,286

*	During the year ended December 31, 2020, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,110,037,684
Aggregate gross unrealized depreciation	(69,987,538)

Net unrealized appreciation	$1,040,050,146

Federal income tax cost of investments in securities and derivative instruments, if applicable	$864,933,500

For the year ended December 31, 2020, the Portfolio incurred approximately $12 as brokerage commissions with Invesco Capital Markets, Inc. and $285 as brokerage commissions with Sanford C. Bernstein & Co., affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $2,722,229)	$5,140,597
Unaffiliated Issuers (Cost $849,602,935)	1,892,987,666
Repurchase Agreements (Cost $3,121,951)	3,121,951
Cash	97,891,004
Foreign cash (Cost $73,419,181)	80,342,922
Cash held as collateral at broker for futures	14,406,668
Dividends, interest and other receivables	3,096,116
Receivable for securities sold	2,183,563
Unrealized appreciation on forward foreign currency contracts	740,686
Due from broker for futures variation margin	475,587
Receivable for Portfolio shares sold	32,248
Securities lending income receivable	6,421
Other assets	61,002

Total assets	2,100,486,431

LIABILITIES
Payable for return of collateral on securities loaned	3,121,951
Payable for securities purchased	2,515,616
Investment management fees payable	1,125,961
Payable for Portfolio shares redeemed	443,736
Accrued India taxes	301,789
Distribution fees payable – Class IB	295,512
Administrative fees payable	214,512
Unrealized depreciation on forward foreign currency contracts	172,759
Distribution fees payable – Class IA	8,882
Trustees’ fees payable	2,906
Accrued expenses	167,226

Total liabilities	8,370,850

NET ASSETS	$2,092,115,581

Net assets were comprised of:
Paid in capital	$1,113,189,354
Total distributable earnings (loss)	978,926,227

Net assets	$2,092,115,581

Class IA
Net asset value, offering and redemption price per share, $42,680,642 / 2,213,879 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.28

Class IB
Net asset value, offering and redemption price per share, $1,418,327,702 / 73,777,734 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.22

Class K
Net asset value, offering and redemption price per share, $631,107,237 / 32,722,289 shares outstanding (unlimited amount authorized: $0.01 par value)	$19.29

(x)	Includes value of securities on loan of $9,327,411.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends ($146,544 of dividend income received from affiliates) (net of $1,982,076 foreign withholding tax)	$31,700,989
Interest	163,290
Securities lending (net)	139,861

Total income	32,004,140

EXPENSES
Investment management fees	13,814,282
Distribution fees – Class IB	3,162,032
Administrative fees	2,365,462
Custodian fees	625,000
Professional fees	176,116
Printing and mailing expenses	160,699
Distribution fees – Class IA	93,872
Trustees’ fees	63,128
Miscellaneous	166,060

Gross expenses	20,626,651
Less: Waiver from investment manager	(1,088,416)

Net expenses	19,538,235

NET INVESTMENT INCOME (LOSS)	12,465,905

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($275,763 realized gain (loss) from affiliates)	79,983,168
Futures contracts	(426,930)
Forward foreign currency contracts	7,798,460
Foreign currency transactions	(5,757,771)

Net realized gain (loss)	81,596,927

Change in unrealized appreciation (depreciation) on:
Investments in securities (net of India tax of $126,461 on unrealized appreciation on investments) ($(102,637) of change in unrealized appreciation (depreciation) from affiliates)	158,001,770
Futures contracts	1,734,454
Forward foreign currency contracts	692,966
Foreign currency translations	9,382,435

Net change in unrealized appreciation (depreciation)	169,811,625

NET REALIZED AND UNREALIZED GAIN (LOSS)	251,408,552

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$263,874,457

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,465,905	$27,914,432
Net realized gain (loss)	81,596,927	94,969,368
Net change in unrealized appreciation (depreciation)	169,811,625	327,650,604

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	263,874,457	450,534,404

Distributions to shareholders:
Class IA	(2,465,983)	(1,581,645)
Class IB	(82,384,629)	(54,741,513)
Class K	(38,214,789)	(27,996,907)

Total distributions to shareholders	(123,065,401)	(84,320,065)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 77,145 and 55,884 shares, respectively ]	1,349,673	938,994
Capital shares issued in reinvestment of dividends and distributions [ 133,375 and 89,552 shares, respectively ]	2,465,983	1,581,645
Capital shares repurchased [ (217,884) and (260,758) shares, respectively ]	(3,765,957)	(4,458,768)

Total Class IA transactions	49,699	(1,938,129)

Class IB
Capital shares sold [ 1,299,167 and 1,148,329 shares, respectively ]	22,354,718	18,999,969
Capital shares issued in reinvestment of dividends and distributions [ 4,468,500 and 3,107,664 shares, respectively ]	82,384,629	54,741,513
Capital shares repurchased [ (9,216,694) and (9,507,032) shares, respectively ]	(157,930,943)	(160,316,788)

Total Class IB transactions	(53,191,596)	(86,575,306)

Class K
Capital shares sold [ 2,856,670 and 560,081 shares, respectively ]	41,745,086	8,511,683
Capital shares issued in reinvestment of dividends and distributions [ 2,065,412 and 1,585,252 shares, respectively ]	38,214,789	27,996,907
Capital shares repurchased [ (9,681,751) and (4,517,833) shares, respectively ]	(169,936,610)	(76,495,110)

Total Class K transactions	(89,976,735)	(39,986,520)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(143,118,632)	(128,499,955)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,309,576)	237,714,384
NET ASSETS:
Beginning of year	2,094,425,157	1,856,710,773

End of year	$2,092,115,581	$2,094,425,157

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017	2016
Net asset value, beginning of year	$17.94	$14.92	$18.72	$15.00	$14.49

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.22	0.19	0.16	0.16
Net realized and unrealized gain (loss)	2.40	3.53	(2.40)	3.75	0.49

Total from investment operations	2.50	3.75	(2.21)	3.91	0.65

Less distributions:
Dividends from net investment income	(0.11)	(0.23)	(0.20)	(0.19)	(0.14)
Distributions from net realized gains	(1.05)	(0.50)	(1.39)	—	—

Total dividends and distributions	(1.16)	(0.73)	(1.59)	(0.19)	(0.14)

Net asset value, end of year	$19.28	$17.94	$14.92	$18.72	$15.00

Total return	14.31%	25.24%	(12.14)%	26.09%	4.48%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$42,681	$39,856	$34,859	$43,029	$37,523
Ratio of expenses to average net assets:
After waivers (f)	1.10%	1.10%	1.14%	1.15%	1.15%
Before waivers (f)	1.16%	1.16%	1.15%	1.15%	1.17%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.56%	1.31%	1.05%	0.92%	1.13%
Before waivers (f)	0.51%	1.25%	1.03%	0.91%	1.11%
Portfolio turnover rate^	15%	10%	13%	10%	15%

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$17.90	$14.88	$18.68	$14.97	$14.46

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.22	0.19	0.16	0.16
Net realized and unrealized gain (loss)	2.38	3.53	(2.40)	3.74	0.49

Total from investment operations	2.48	3.75	(2.21)	3.90	0.65

Less distributions:
Dividends from net investment income	(0.11)	(0.23)	(0.20)	(0.19)	(0.14)
Distributions from net realized gains	(1.05)	(0.50)	(1.39)	—	—

Total dividends and distributions	(1.16)	(0.73)	(1.59)	(0.19)	(0.14)

Net asset value, end of year	$19.22	$17.90	$14.88	$18.68	$14.97

Total return	14.22%	25.31%	(12.17)%	26.08%	4.48%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,418,328	$1,382,004	$1,227,363	$1,556,409	$1,377,314
Ratio of expenses to average net assets:
After waivers (f)	1.10%	1.10%	1.14%	1.15%	1.15%
Before waivers (f)	1.16%	1.16%	1.15%	1.15%	1.17%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.57%	1.31%	1.05%	0.91%	1.13%
Before waivers (f)	0.51%	1.25%	1.04%	0.91%	1.11%
Portfolio turnover rate^	15%	10%	13%	10%	15%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GLOBAL EQUITY MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$17.94	$14.92	$18.72	$15.00	$14.49

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.26	0.24	0.20	0.20
Net realized and unrealized gain (loss)	2.42	3.54	(2.41)	3.75	0.49

Total from investment operations	2.56	3.80	(2.17)	3.95	0.69

Less distributions:
Dividends from net investment income	(0.16)	(0.28)	(0.24)	(0.23)	(0.18)
Distributions from net realized gains	(1.05)	(0.50)	(1.39)	—	—

Total dividends and distributions	(1.21)	(0.78)	(1.63)	(0.23)	(0.18)

Net asset value, end of year	$19.29	$17.94	$14.92	$18.72	$15.00

Total return	14.61%	25.53%	(11.90)%	26.38%	4.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$631,107	$672,566	$594,488	$753,780	$680,568
Ratio of expenses to average net assets:
After waivers (f)	0.85%	0.85%	0.89%	0.90%	0.90%
Before waivers (f)	0.91%	0.91%	0.90%	0.90%	0.92%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.83%	1.56%	1.28%	1.17%	1.39%
Before waivers (f)	0.78%	1.50%	1.27%	1.16%	1.37%
Portfolio turnover rate^	15%	10%	13%	10%	15%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Goldman Sachs Asset Management, L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	2.79%	9.43%
Portfolio – Class K Shares*	3.02	9.69
EQ/Goldman Sachs Growth Allocation Index	13.27	15.96
S&P 500® Index	18.40	21.03
Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index	9.75	11.04

* Date of inception 2/1/19. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.79% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the EQ/Goldman Sachs Growth Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index, which returned 13.27%, 18.40% and 9.75%, respectively.

Portfolio Highlights

What helped performance since inception:

•

Despite the market downturn in the first quarter of 2020 as a result of the ongoing coronavirus outbreak (COVID-19), the market recovery in the last three quarters of 2020 offset those losses and lead to an overall positive contribution from the strategic allocation to global equities.

•

Over the period, U.S. interest rates saw a sharp decrease with the onset of the coronavirus pandemic. Corporate bond spreads also widened in the first quarter, diminishing returns to corporate bonds. However, as this spread normalized in the last three quarters of the year, corporate bonds showed strong returns.

What hurt performance since inception:

•

The Portfolio implements a strategic, long term asset allocation that resets on a monthly basis. Additionally, the strategy employs a methodology that attempts to manage Portfolio risk during periods of heightened volatility by moving certain equity exposures to cash. As a result of extremely elevated volatility levels witnessed during the first quarter of 2020 as a result of the novel coronavirus outbreak, the Portfolio progressively moved a substantial portion of its equity allocation to cash by the end of February and a portion of the equity portfolio remained de-risked through the second and third quarters. While this helped reduce the impact of the market drawdown in the first quarter, the Portfolio also participated less in the market rebound in the last three quarters of the year.

Portfolio Characteristics As of December 31, 2020
Weighted Average Life (Years)	7.50
Weighted Average Coupon (%)	3.50
Weighted Average Modified Duration (Years)*	6.40
Weighted Average Rating**	BBB

* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2020	% of Net Assets
Exchange-Traded Funds	61.9%
Investment Companies	32.3
Repurchase Agreements	24.1
Cash and Other	(18.3)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,119.00	$5.88
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.59	5.60
Class K
Actual	1,000.00	1,120.50	4.55
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.84	4.34

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (31.9%)
iShares Core S&P 500 ETF	15,200	$5,705,928
SPDR S&P 500 ETF Trust	93,352	34,902,446
Vanguard S&P 500 ETF	16,600	5,705,254

Total Equity		46,313,628

Fixed Income (30.0%)
Vanguard Intermediate-Term Corporate Bond ETF (x)	447,000	43,421,581

Total Exchange Traded Funds (61.9%) (Cost $77,187,701)		89,735,209

SHORT-TERM INVESTMENTS:
Investment Companies (32.3%)
Goldman Sachs Financial Square Funds - Government Fund‡	9,723,261	9,723,261
Goldman Sachs Financial Square Funds - Treasury Obligations Fund‡	9,720,960	9,720,960
Goldman Sachs Financial Square Funds - Treasury Solutions Fund‡	9,720,870	9,720,870
JPMorgan Prime Money Market Fund, IM Shares	17,485,118	17,493,860

Total Investment Companies		46,658,951

	Principal Amount	Value (Note 1)
Repurchase Agreements (24.1%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $6,990,965, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21 - 2/15/46; total market value $7,130,701. (xx)	$6,990,872	6,990,872
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $24,975,314, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $25,474,680. (xx)	24,975,176	24,975,176
Societe Generale SA, 0.08%, dated 12/31/20, due 1/7/21, repurchase price $3,000,047, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/19/21-11/15/49; total market value $3,060,000. (xx)	3,000,000	3,000,000

Total Repurchase Agreements		34,966,048

Total Short-Term Investments (56.4%) (Cost $81,623,169)		81,624,999

Total Investments in Securities (118.3%) (Cost $158,810,870)		171,360,208
Other Assets Less Liabilities (-18.3%)		(26,482,383)

Net Assets (100%)		$144,877,825

‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $34,274,489. This was collateralized by cash of $34,966,048 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
SHORT-TERM INVESTMENTS:
Investment Companies
Goldman Sachs Financial Square Funds - Government Fund	9,723,261	3,525,784	7,001,459	(803,982)	—	—	9,723,261	18,151	—
Goldman Sachs Financial Square Funds - Treasury Obligations Fund	9,720,960	3,525,203	6,999,739	(803,982)	—	—	9,720,960	16,576	—
Goldman Sachs Financial Square Funds - Treasury Solutions Fund	9,720,870	3,525,154	6,999,698	(803,982)	—	—	9,720,870	16,396	—

Total		10,576,141	21,000,896	(2,411,946)	—	—	29,165,091	51,123	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	288	3/2021	EUR	12,490,150	78,406
FTSE 100 Index	100	3/2021	GBP	8,779,350	(59,756)
Russell 2000 E-Mini Index	88	3/2021	USD	8,689,120	281,986
S&P 500 E-Mini Index	17	3/2021	USD	3,186,480	43,741
S&P Midcap 400 E-Mini Index	55	3/2021	USD	12,669,250	368,353
TOPIX Index	50	3/2021	JPY	8,738,075	233,454

					946,184

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): EUR 2,941,230, GBP 369 and JPY 1,731,858.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$89,735,209	$—	$—	$89,735,209
Futures	1,005,940	—	—	1,005,940
Short-Term Investments
Investment Companies	46,658,951	—	—	46,658,951
Repurchase Agreements	—	34,966,048	—	34,966,048

Total Assets	$137,400,100	$34,966,048	$—	$172,366,148

Liabilities:
Futures	$(59,756)	$—	$—	$(59,756)

Total Liabilities	$(59,756)	$—	$—	$(59,756)

Total	$137,340,344	$34,966,048	$—	$172,306,392

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$1,005,940	*

Total		$1,005,940

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(59,756	)*

Total		$(59,756)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(3,550,370)	$(3,550,370)

Total	$(3,550,370)	$(3,550,370)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$718,963	$718,963

Total	$718,963	$718,963

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $54,459,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$59,749,685
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$28,108,423

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,633,108
Aggregate gross unrealized depreciation	(63,820)

Net unrealized appreciation	$12,569,288

Federal income tax cost of investments in securities and derivative instruments, if applicable	$159,737,104

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $29,165,091)	$29,165,091
Unaffiliated Issuers (Cost $94,679,731)	107,229,069
Repurchase Agreements (Cost $34,966,048)	34,966,048
Cash	499,478
Foreign cash (Cost $4,583,393)	4,673,457
Cash held as collateral at broker for futures	4,401,547
Dividends, interest and other receivables	148,137
Receivable for Portfolio shares sold	62,028
Securities lending income receivable	4,589
Other assets	3,244

Total assets	181,152,688

LIABILITIES
Payable for return of collateral on securities loaned	34,966,048
Payable for securities purchased	1,107,650
Investment management fees payable	75,776
Due to broker for futures variation margin	34,697
Distribution fees payable – Class IB	28,945
Administrative fees payable	14,741
Trustees’ fees payable	81
Accrued expenses	46,925

Total liabilities	36,274,863

NET ASSETS	$144,877,825

Net assets were comprised of:
Paid in capital	$134,829,883
Total distributable earnings (loss)	10,047,942

Net assets	$144,877,825

Class IB
Net asset value, offering and redemption price per share, $139,815,316 / 12,258,353 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.41

Class K
Net asset value, offering and redemption price per share, $5,062,509 / 443,757 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.41

(x)	Includes value of securities on loan of $34,274,489.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends ($51,123 of dividend income received from affiliates)	$1,710,246
Securities lending (net)	11,519

Total income	1,721,765

EXPENSES
Investment management fees	888,624
Distribution fees – Class IB	255,973
Administrative fees	137,347
Professional fees	54,347
Printing and mailing expenses	29,142
Custodian fees	9,926
Trustees’ fees	3,165
Offering costs	1,570
Miscellaneous	1,474

Gross expenses	1,381,568
Less: Waiver from investment manager	(179,593)

Net expenses	1,201,975

NET INVESTMENT INCOME (LOSS)	519,790

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	3,514
Net distributions of realized gain received from underlying funds	86,405
Futures contracts	(3,550,370)
Foreign currency transactions	437,424

Net realized gain (loss)	(3,023,027)

Change in unrealized appreciation (depreciation) on:
Investments in securities	10,044,563
Futures contracts	718,963
Foreign currency translations	140,968

Net change in unrealized appreciation (depreciation)	10,904,494

NET REALIZED AND UNREALIZED GAIN (LOSS)	7,881,467

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,401,257

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	February 1, 2019* to December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$519,790	$567,007
Net realized gain (loss)	(3,023,027)	2,320,632
Net change in unrealized appreciation (depreciation)	10,904,494	2,740,507

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,401,257	5,628,146

Distributions to shareholders:
Class IB	(2,236,186)	(1,388,678)
Class K	(95,602)	(281,556)

Total distributions to shareholders	(2,331,788)	(1,670,234)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [6,253,181 and 5,903,486 shares, respectively]	65,728,172	64,029,804
Capital shares issued in reinvestment of dividends and distributions [ 207,521 and 124,200 shares, respectively]	2,236,186	1,388,678
Capital shares repurchased [(152,540) and (77,495) shares, respectively]	(1,659,453)	(857,021)

Total Class IB transactions	66,304,905	64,561,461

Class K
Capital shares sold [0 and 990,000 shares, respectively]	—	9,900,000
Capital shares issued in reinvestment of dividends and distributions [ 8,826 and 25,182 shares, respectively]	95,602	281,556
Capital shares repurchased [(580,251) and 0 shares, respectively]	(6,293,080)	—

Total Class K transactions	(6,197,478)	10,181,556

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	60,107,427	74,743,017

TOTAL INCREASE (DECREASE) IN NET ASSETS	66,176,896	78,700,929
NET ASSETS:
Beginning of period	78,700,929	—

End of period	$144,877,825	$78,700,929

* Commencement of Operations.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2020		February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$11.30		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05		0.16
Net realized and unrealized gain (loss)	0.25		1.40

Total from investment operations	0.30		1.56

Less distributions:
Dividends from net investment income	(0.07)		(0.08)
Distributions from net realized gains	(0.12)		(0.18)

Total dividends and distributions	(0.19)		(0.26)

Net asset value, end of period	$11.41		$11.30

Total return (b)	2.79%		15.62%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$139,815		$67,229
Ratio of expenses to average net assets:
After waivers (a)(f)	1.10	%(j)	1.09	%(j)
Before waivers (a)(f)	1.26%		1.44%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.45%		1.55	%(l)
Before waivers (a)(f)	0.29%		1.21	%(l)
Portfolio turnover rate^	41%		45	%(z)

Class K	Year Ended December 31, 2020		February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$11.30		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07		0.18
Net realized and unrealized gain (loss)	0.26		1.41

Total from investment operations	0.33		1.59

Less distributions:
Dividends from net investment income	(0.10)		(0.11)
Distributions from net realized gains	(0.12)		(0.18)

Total dividends and distributions	(0.22)		(0.29)

Net asset value, end of period	$11.41		$11.30

Total return (b)	3.02%		15.87%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,063		$11,471
Ratio of expenses to average net assets:
After waivers (a)(f)	0.85	%(j)	0.84	%(j)
Before waivers (a)(f)	1.01%		1.35%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.67%		1.80	%(l)
Before waivers (a)(f)	0.50%		1.30	%(l)
Portfolio turnover rate^	41%		45	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.95% for Class K and 1.20% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Goldman Sachs Asset Management, L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	8.46%	12.15%
Russell Midcap® Value Index	4.96	8.37

* Date of inception 10/22/18.
Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.46% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell Midcap® Value Index, which returned 4.96% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the utilities and information technology sectors contributed to returns.

•

Retail store company RH was a top contributor to returns during the period. The stock gained steadily to start the year and continued to rise following sequential periods of robust earnings. The company’s strong pricing power, growing margins, and international growth prospects noted in its first quarter earnings boosted the share price later that period. A favorable real estate environment and international expansion in-line with managements’ expectations acted as catalysts for growth, as the company transitioned toward an international luxury home lifestyle brand. We believe that strong near term performance due to its healthy affluent customer base will continue to drive demand for luxury furnishings. Given ongoing inventory improvement and strong current demand trends, we think there is potential for further valuation expansion as the business expands in international markets.

•

Marvell Technology Group Ltd., an integrated circuit designer, developer and seller, was also a top contributor to returns. The company started the year favorably, due to its 5G network expansion and ongoing partnerships with Nokia and Samsung. Its performance remained strong throughout the year, as the company continued to expand its platform in the 5G space, with multi-year 5G chip partnerships and new 5nm design capabilities. Its shares continued to appreciate in the third quarter following the announcement of its acquisition of Inphi, accelerating its growth and leadership in the cloud and 5G infrastructure. We believe that the demand for data infrastructure remains strong and some design win announcements will indicate continued forward momentum in 2021.

What hurt performance during the year:

•	Stock selection in the health care and financials sectors detracted from returns.

•

Real estate investment trust company MFA Financial was a top detractor from returns during the period. Due to turmoil in the financial markets, the company experienced high levels of margin calls, which they were unable to meet, and higher funding costs in respect of its repositioning agreements. As a result, we decided to exit out of the position, as we feel that security prices will continue to be challenged in the short-term and liquidity is also tenuous.

•

Retail company L Brands Inc. was also a top detractor from returns. The company experienced headwinds after it announced store closures, drawdown on credit facility, and withdrawal of first quarter guidance due to COVID-19 related uncertainties. The company experienced additional headwinds after reporting a substantial first quarter operating loss at Victoria Secret given its closed stores. Given weak earnings and inconsistent performance in Bath & Body Works and Victoria Secret brands, we decided to exit the position in favor of other risk-reward opportunities.

Portfolio Positioning and Outlook — Goldman Sachs Asset Management L.P.

The U.S. equity market rebounded from pandemic-induced lows in the first quarter of 2020, rounding out

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO (Unaudited)

the year with multiple tailwinds from pent-up demand to significant cash reserves. As the market anticipates a recovery alongside the rollout of the vaccine, we remain vigilant in navigating through optimistic market sentiment given the potential for volatility. While we see a path to an uptick in global economic activity to support further market upside, we caution that the economy remains in the infancy of its recovery and uneven progress suggests that full macro normalization will remain dependent on the trajectory of COVID-19 recovery, successful global vaccine distribution, and ongoing fiscal and monetary policy. As the economic expansion widens, we expect the equity market rally to continue, but with broader sector participation. Within this recovery period, we believe that it is crucial to stay true to our quality-first investment approach. As always, we seek to invest in businesses with healthy balance sheets, relatively stable free cash flow generation, and differentiated business models aligned to secular advantages. We continue to test our models and re-evaluate our assumptions with increasing information, and stay focused on the long-term investment horizon.

Sector Weightings as of December 31, 2020	% of Net Assets
Financials	16.0%
Industrials	15.3
Consumer Discretionary	11.7
Information Technology	10.3
Real Estate	9.0
Health Care	8.7
Utilities	8.4
Materials	7.2
Consumer Staples	5.0
Communication Services	4.0
Energy	2.6
Cash and Other	1.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,293.60	$6.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.53

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.09%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (4.0%)
Entertainment (1.4%)
Liberty Media Corp.-Liberty Formula One, Class C*	14,232	$606,283
Live Nation Entertainment, Inc.*	12,647	929,302

		1,535,585

Interactive Media & Services (1.0%)
Match Group, Inc.*	7,156	1,081,915

Media (1.6%)
Liberty Broadband Corp., Class C*	5,552	879,270
Liberty Media Corp.-Liberty SiriusXM, Class A*	22,497	971,646

		1,850,916

Total Communication Services		4,468,416

Consumer Discretionary (11.7%)
Auto Components (1.5%)
Aptiv plc	13,083	1,704,584

Hotels, Restaurants & Leisure (2.9%)
Wyndham Hotels & Resorts, Inc.	17,708	1,052,564
Wynn Resorts Ltd.	10,965	1,237,181
Yum! Brands, Inc.	8,872	963,144

		3,252,889

Household Durables (0.9%)
Lennar Corp., Class A	12,993	990,456

Internet & Direct Marketing Retail (1.3%)
Expedia Group, Inc.	10,581	1,400,925

Leisure Products (1.0%)
Brunswick Corp.	14,565	1,110,436

Multiline Retail (0.7%)
Dollar Tree, Inc.*	7,284	786,963

Specialty Retail (2.8%)
Advance Auto Parts, Inc.	6,484	1,021,295
Burlington Stores, Inc.*	3,035	793,804
National Vision Holdings, Inc.*	11,281	510,916
RH*	1,603	717,375

		3,043,390

Textiles, Apparel & Luxury Goods (0.6%)
Capri Holdings Ltd.*	15,672	658,224

Total Consumer Discretionary		12,947,867

Consumer Staples (5.0%)
Beverages (2.3%)
Coca-Cola European Partners plc	25,721	1,281,678
Constellation Brands, Inc., Class A	5,746	1,258,661

		2,540,339

Food & Staples Retailing (0.6%)
Performance Food Group Co.*	13,622	648,543

Food Products (2.1%)
McCormick & Co., Inc. (Non-Voting)	7,638	730,193
Nomad Foods Ltd.*	41,696	1,059,912
Utz Brands, Inc.	27,215	600,363

		2,390,468

Total Consumer Staples		5,579,350

Energy (2.6%)
Oil, Gas & Consumable Fuels (2.6%)
Cheniere Energy, Inc.*	18,105	1,086,843
Hess Corp.	15,598	823,419
Parsley Energy, Inc., Class A	67,037	951,925

Total Energy		2,862,187

Financials (16.0%)
Banks (6.3%)
East West Bancorp, Inc.	23,460	1,189,657
First Republic Bank	4,434	651,488
M&T Bank Corp.	12,264	1,561,207
Pinnacle Financial Partners, Inc.	19,604	1,262,498
Signature Bank	4,163	563,212
SVB Financial Group*	4,568	1,771,607

		6,999,669

Capital Markets (2.0%)
Bank of New York Mellon Corp. (The)	19,744	837,935
Evercore, Inc., Class A	5,409	593,043
Raymond James Financial, Inc.	8,374	801,140

		2,232,118

Consumer Finance (2.1%)
Ally Financial, Inc.	20,685	737,627
Discover Financial Services	17,564	1,590,069

		2,327,696

Diversified Financial Services (0.5%)
Voya Financial, Inc.	9,490	558,107

Insurance (5.1%)
Alleghany Corp.	933	563,243
American Financial Group, Inc.	10,427	913,614
Arthur J Gallagher & Co.	7,121	880,939
Brown & Brown, Inc.	13,707	649,849
Globe Life, Inc.	7,289	692,163
Markel Corp.*	1,193	1,232,727
Reinsurance Group of America, Inc.	5,638	653,444

		5,585,979

Total Financials		17,703,569

Health Care (8.7%)
Biotechnology (1.0%)
Certara, Inc.*	8,681	292,723
Neurocrine Biosciences, Inc.*	4,468	428,258
Sarepta Therapeutics, Inc.*	1,927	328,534

		1,049,515

Health Care Equipment & Supplies (3.6%)
Cooper Cos., Inc. (The)	2,864	1,040,548
Hologic, Inc.*	9,707	706,961
Zimmer Biomet Holdings, Inc.	14,367	2,213,811

		3,961,320

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Health Care Providers & Services (1.1%)
Centene Corp.*	8,127	$487,864
Quest Diagnostics, Inc.	6,171	735,398

		1,223,262

Health Care Technology (0.8%)
Change Healthcare, Inc.*	47,636	888,412

Life Sciences Tools & Services (0.9%)
PerkinElmer, Inc.	6,944	996,464

Pharmaceuticals (1.3%)
Catalent, Inc.*	13,937	1,450,424

Total Health Care		9,569,397

Industrials (15.3%)
Aerospace & Defense (1.2%)
L3Harris Technologies, Inc.	3,188	602,596
TransDigm Group, Inc.*	1,275	789,033

		1,391,629

Airlines (1.5%)
United Airlines Holdings, Inc.*	37,466	1,620,404

Building Products (0.8%)
Trane Technologies plc	5,891	855,138

Electrical Equipment (3.0%)
AMETEK, Inc.	17,509	2,117,539
Rockwell Automation, Inc.	5,045	1,265,336

		3,382,875

Machinery (6.7%)
Cummins, Inc.	6,200	1,408,020
Fortive Corp.	20,758	1,470,081
Graco, Inc.	18,548	1,341,948
IDEX Corp.	4,320	860,544
ITT, Inc.	23,291	1,793,873
Stanley Black & Decker, Inc.	2,844	507,825

		7,382,291

Road & Rail (1.2%)
Old Dominion Freight Line, Inc.	7,054	1,376,800

Trading Companies & Distributors (0.9%)
Fastenal Co.	19,791	966,394

Total Industrials		16,975,531

Information Technology (10.3%)
Communications Equipment (2.4%)
Juniper Networks, Inc.	28,323	637,551
Motorola Solutions, Inc.	4,971	845,368
Viavi Solutions, Inc.*	78,697	1,178,487

		2,661,406

Electronic Equipment, Instruments & Components (1.5%)
National Instruments Corp.	20,502	900,858
Vontier Corp.*	22,612	755,241

		1,656,099

IT Services (1.2%)
Akamai Technologies, Inc.*	6,266	657,867
WEX, Inc.*	3,411	694,241

		1,352,108

Semiconductors & Semiconductor Equipment (4.6%)
Cree, Inc.*	6,744	714,190
Marvell Technology Group Ltd.	41,791	1,986,744
Microchip Technology, Inc.	6,555	905,311
MKS Instruments, Inc.	4,125	620,606
ON Semiconductor Corp.*	24,752	810,133

		5,036,984

Software (0.6%)
Splunk, Inc.*	4,221	717,106

Total Information Technology		11,423,703

Materials (7.2%)
Chemicals (2.4%)
Ashland Global Holdings, Inc.	11,319	896,465
Corteva, Inc.	46,160	1,787,315

		2,683,780

Construction Materials (0.9%)
Martin Marietta Materials, Inc.	3,550	1,008,094

Containers & Packaging (2.6%)
Ball Corp.	15,718	1,464,603
Packaging Corp. of America	9,793	1,350,553

		2,815,156

Metals & Mining (1.3%)
Freeport-McMoRan, Inc.	57,021	1,483,686

Total Materials		7,990,716

Real Estate (9.0%)
Equity Real Estate Investment Trusts (REITs) (9.0%)
Alexandria Real Estate Equities, Inc. (REIT)	5,801	1,033,854
AvalonBay Communities, Inc. (REIT)	5,665	908,836
Camden Property Trust (REIT)	7,102	709,632
CyrusOne, Inc. (REIT)	8,942	654,107
Duke Realty Corp. (REIT)	11,437	457,137
Equity LifeStyle Properties, Inc. (REIT)	12,489	791,303
Essex Property Trust, Inc. (REIT)	2,835	673,086
Healthpeak Properties, Inc. (REIT)	32,487	982,082
Highwoods Properties, Inc. (REIT)	10,933	433,275
Invitation Homes, Inc. (REIT)	23,689	703,563
Life Storage, Inc. (REIT)	4,232	505,259
MGM Growth Properties LLC (REIT), Class A	23,504	735,675
Welltower, Inc. (REIT)	20,284	1,310,752

Total Real Estate		9,898,561

Utilities (8.4%)
Electric Utilities (1.8%)
Eversource Energy	10,199	882,316
Xcel Energy, Inc.	16,472	1,098,188

		1,980,504

Gas Utilities (0.8%)
Atmos Energy Corp.	9,390	896,088

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Independent Power and Renewable Electricity Producers (1.2%)
AES Corp. (The)	24,499	$575,727
NextEra Energy Partners LP	11,886	796,956

		1,372,683

Multi-Utilities (3.6%)
Ameren Corp.	16,051	1,252,941
CMS Energy Corp.	17,764	1,083,781
Public Service Enterprise Group, Inc.	15,419	898,928
Sempra Energy	5,524	703,813

		3,939,463

Water Utilities (1.0%)
American Water Works Co., Inc.	7,373	1,131,534

Total Utilities		9,320,272

Total Investments in Securities (98.2%) (Cost $86,273,398)		108,739,569
Other Assets Less Liabilities (1.8%)		1,987,093

Net Assets (100%)		$110,726,662

*	Non-income producing.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$4,468,416	$—	$—	$4,468,416
Consumer Discretionary	12,947,867	—	—	12,947,867
Consumer Staples	5,579,350	—	—	5,579,350
Energy	2,862,187	—	—	2,862,187
Financials	17,703,569	—	—	17,703,569
Health Care	9,569,397	—	—	9,569,397
Industrials	16,975,531	—	—	16,975,531
Information Technology	11,423,703	—	—	11,423,703
Materials	7,990,716	—	—	7,990,716
Real Estate	9,898,561	—	—	9,898,561
Utilities	9,320,272	—	—	9,320,272

Total Assets	$108,739,569	$—	$—	$108,739,569

Total Liabilities	$—	$—	$—	$—

Total	$108,739,569	$—	$—	$108,739,569

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$89,481,344
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$89,529,348

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$23,550,672
Aggregate gross unrealized depreciation	(1,251,668)

Net unrealized appreciation	$22,299,004

Federal income tax cost of investments in securities and derivative instruments, if applicable	$86,440,565

For the year ended December 31, 2020, the Portfolio incurred approximately $406 as brokerage commissions with BTIG LLC, $3,141 as brokerage commissions with Liquidnet Inc. and $750 as brokerage commissions with Sanford C. Bernstein & Co., affiliated broker/dealers.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (Cost $86,273,398)	$108,739,569
Cash	2,013,060
Dividends, interest and other receivables	85,395
Receivable for Portfolio shares sold	39,847
Securities lending income receivable	84
Other assets	409

Total assets	110,878,364

LIABILITIES
Investment management fees payable	58,021
Distribution fees payable – Class IB	22,949
Administrative fees payable	8,668
Payable for Portfolio shares redeemed	7,084
Accrued expenses	54,980

Total liabilities	151,702

NET ASSETS	$110,726,662

Net assets were comprised of:
Paid in capital	$88,827,446
Total distributable earnings (loss)	21,899,216

Net assets	$110,726,662

Class IB
Net asset value, offering and redemption price per share, $110,726,662 / 5,351,795 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.69

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $595 foreign withholding tax)	$1,446,336
Interest	10,494
Securities lending (net)	30,692

Total income	1,487,522

EXPENSES
Investment management fees	723,043
Distribution fees – Class IB	234,754
Administrative fees	89,443
Professional fees	58,510
Printing and mailing expenses	25,606
Custodian fees	16,000
Trustees’ fees	3,084
Miscellaneous	1,596

Gross expenses	1,152,036
Less: Waiver from investment manager	(128,417)

Net expenses	1,023,619

NET INVESTMENT INCOME (LOSS)	463,903

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	(560,082)
Net change in unrealized appreciation (depreciation) on investments in securities	8,605,416

NET REALIZED AND UNREALIZED GAIN (LOSS)	8,045,334

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,509,237

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$463,903	$687,059
Net realized gain (loss)	(560,082)	3,350,214
Net change in unrealized appreciation (depreciation)	8,605,416	21,533,768

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,509,237	25,571,041

Distributions to shareholders:
Class IB	(1,103,098)	(2,356,393)

Tax return of capital:
Class IB	(115,912)	—

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [636,679 and 400,188 shares, respectively]	10,694,489	7,127,105
Capital shares issued in reinvestment of dividends and distributions [ 65,055 and 124,683 shares, respectively]	1,219,010	2,356,393
Capital shares repurchased [(835,064) and (641,325) shares, respectively]	(14,370,395)	(11,416,995)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,456,896)	(1,933,497)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,833,331	21,281,151
NET ASSETS:
Beginning of year	105,893,331	84,612,180

End of year	$110,726,662	$105,893,331

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MID CAP VALUE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 22, 2018* to December 31, 2018
Class IB	2020		2019
Net asset value, beginning of period	$19.31		$15.11		$16.69

Income (loss) from investment operations:
Net investment income (loss) (e)	0.09		0.13		0.03
Net realized and unrealized gain (loss)	1.52		4.51		(1.57)

Total from investment operations	1.61		4.64		(1.54)

Less distributions:
Dividends from net investment income	(0.09)		(0.14)		(0.04)
Distributions from net realized gains	(0.12)		(0.30)		—
Return of capital	(0.02)		—		—

Total dividends and distributions	(0.23)		(0.44)		(0.04)

Net asset value, end of period	$20.69		$19.31		$15.11

Total return (b)	8.46%		30.78%		(9.26)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$110,727		$105,893		$84,612
Ratio of expenses to average net assets:
After waivers (a)(f)	1.09	%(j)	1.09	%(j)	1.09	%(j)
Before waivers (a)(f)	1.23%		1.24%		1.31%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.49%		0.70%		1.03	%(l)
Before waivers (a)(f)	0.36%		0.56%		0.81	%(l)
Portfolio turnover rate^	97%		81%		16	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.09% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Goldman Sachs Asset Management, L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	4.96%	6.50%	5.17%
EQ/Goldman Sachs Moderate Growth Allocation Index	13.55	9.51	7.93
S&P 500® Index	18.40	15.22	13.20
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.73	2.89	2.55

* Date of inception 4/30/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.96% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the EQ/Goldman Sachs Moderate Growth Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 13.55%, 18.40% and 5.73%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Despite the market downturn in the first quarter of 2020 as a result of the ongoing coronavirus outbreak (COVID-19), the market recovery in the last three quarters of 2020 offset those losses and lead to an overall positive contribution from the strategic allocation to global equities.

•

Over the period U.S. interest rates saw a sharp decrease, with the yield of a U.S. Treasury 10-year bond falling from 1.92% at the end of December 2019 to 0.91% at the end of December 2020. This led to a strong rally in U.S. 7-10 Year Treasury securities. Consequently, the Portfolio’s strategic allocation to fixed income was a significant contributor to performance.

What hurt performance during the year:

•

The Portfolio implements a strategic, long term asset allocation that resets on a monthly basis. Additionally, the strategy employs a methodology that attempts to manage Portfolio risk during periods of heightened volatility by moving certain equity exposures to cash. As a result of extremely elevated volatility levels witnessed during the first quarter of 2020 as a result of the novel coronavirus outbreak, the Portfolio progressively moved a substantial portion of its equity allocation to cash by the end of February and a portion of the equity portfolio remained de-risked through the second and third quarters. While this helped reduce the impact of the market drawdown in the first quarter, the Portfolio also participated less in the market rebound in the last three quarters of the year.

Portfolio Characteristics

As of December 31, 2020
Weighted Average Life (Years)	8.63
Weighted Average Coupon (%)	1.63
Weighted Average Modified Duration (Years)*	8.02
Weighted Average Rating**	AA+

* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2020	% of Net Assets
U.S. Treasury Obligations	39.3%
Investment Companies	25.3
Information Technology	8.5
Health Care	4.1
Consumer Discretionary	3.9
Communication Services	3.3
Financials	3.1
Industrials	2.6
Consumer Staples	2.0
Utilities	0.8
Materials	0.8
Real Estate	0.7
Energy	0.7
Repurchase Agreements	0.0 #
Cash and Other	4.9

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,090.00	$6.05
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.35	5.85

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.15%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.3%)
Diversified Telecommunication Services (0.4%)
AT&T, Inc.	49,090	$1,411,828
CenturyLink, Inc.	6,802	66,319
Verizon Communications, Inc.	28,506	1,674,728

		3,152,875

Entertainment (0.7%)
Activision Blizzard, Inc.	5,324	494,333
Electronic Arts, Inc.	1,998	286,913
Live Nation Entertainment, Inc.*	985	72,378
Netflix, Inc.*	3,043	1,645,441
Take-Two Interactive Software, Inc.*	792	164,570
Walt Disney Co. (The)*	12,472	2,259,677

		4,923,312

Interactive Media & Services (1.7%)
Alphabet, Inc., Class A*	2,071	3,629,717
Alphabet, Inc., Class C*	2,000	3,503,760
Facebook, Inc., Class A*	16,560	4,523,530
Twitter, Inc.*	5,479	296,688

		11,953,695

Media (0.4%)
Charter Communications, Inc., Class A*	1,005	664,858
Comcast Corp., Class A	31,453	1,648,137
Discovery, Inc., Class A (x)*	1,104	33,220
Discovery, Inc., Class C*	2,032	53,218
Fox Corp., Class A	2,325	67,704
Fox Corp., Class B	1,066	30,786
Interpublic Group of Cos., Inc. (The)	2,687	63,198
News Corp., Class A	2,693	48,393
News Corp., Class B	839	14,909
Omnicom Group, Inc.	1,481	92,370
ViacomCBS, Inc.	3,892	145,016

		2,861,809

Wireless Telecommunication Services (0.1%)
T-Mobile US, Inc.*	4,019	541,962

Total Communication Services		23,433,653

Consumer Discretionary (3.9%)
Auto Components (0.1%)
Aptiv plc	1,860	242,339
BorgWarner, Inc.	1,684	65,070

		307,409

Automobiles (0.6%)
Ford Motor Co.	26,918	236,609
General Motors Co.	8,677	361,311
Tesla, Inc.*	5,224	3,686,420

		4,284,340

Distributors (0.0%)
Genuine Parts Co.	994	99,827
LKQ Corp.*	1,929	67,978
Pool Corp.	277	103,183

		270,988

Hotels, Restaurants & Leisure (0.5%)
Carnival Corp.	5,123	110,964
Chipotle Mexican Grill, Inc.*	193	267,635
Darden Restaurants, Inc.	897	106,851
Domino’s Pizza, Inc.	271	103,918
Hilton Worldwide Holdings, Inc.	1,911	212,618
Las Vegas Sands Corp.	2,263	134,875
Marriott International, Inc., Class A	1,832	241,677
McDonald’s Corp.	5,133	1,101,439
MGM Resorts International	2,824	88,984
Norwegian Cruise Line Holdings Ltd.*	2,174	55,285
Royal Caribbean Cruises Ltd.	1,283	95,827
Starbucks Corp.	8,085	864,933
Wynn Resorts Ltd.	669	75,483
Yum! Brands, Inc.	2,078	225,588

		3,686,077

Household Durables (0.1%)
DR Horton, Inc.	2,284	157,413
Garmin Ltd.	1,028	123,011
Leggett & Platt, Inc.	913	40,446
Lennar Corp., Class A	1,895	144,456
Mohawk Industries, Inc.*	412	58,071
Newell Brands, Inc.	2,601	55,219
NVR, Inc.*	24	97,917
PulteGroup, Inc.	1,847	79,643
Whirlpool Corp.	431	77,791

		833,967

Internet & Direct Marketing Retail (1.5%)
Amazon.com, Inc.*	2,938	9,568,860
Booking Holdings, Inc.*	282	628,090
eBay, Inc.	4,511	226,678
Etsy, Inc.*	869	154,604
Expedia Group, Inc.	936	123,926

		10,702,158

Leisure Products (0.0%)
Hasbro, Inc.	878	82,128

Multiline Retail (0.2%)
Dollar General Corp.	1,688	354,986
Dollar Tree, Inc.*	1,620	175,025
Target Corp.	3,450	609,029

		1,139,040

Specialty Retail (0.7%)
Advance Auto Parts, Inc.	467	73,557
AutoZone, Inc.*	160	189,670
Best Buy Co., Inc.	1,588	158,467
CarMax, Inc.*	1,130	106,740
Gap, Inc. (The)	1,417	28,609
Home Depot, Inc. (The)	7,416	1,969,838
L Brands, Inc.	1,609	59,839
Lowe’s Cos., Inc.	5,048	810,254
O’Reilly Automotive, Inc.*	499	225,832
Ross Stores, Inc.	2,452	301,130
Tiffany & Co.	744	97,799
TJX Cos., Inc. (The)	8,271	564,827
Tractor Supply Co.	803	112,886
Ulta Beauty, Inc.*	388	111,418

		4,810,866

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Textiles, Apparel & Luxury Goods (0.2%)
Hanesbrands, Inc.	2,400	$34,992
NIKE, Inc., Class B	8,644	1,222,866
PVH Corp.	490	46,006
Ralph Lauren Corp.	332	34,442
Tapestry, Inc.	1,911	59,394
Under Armour, Inc., Class A*	1,299	22,304
Under Armour, Inc., Class C*	1,341	19,954
VF Corp.	2,203	188,158

		1,628,116

Total Consumer Discretionary		27,745,089

Consumer Staples (2.0%)
Beverages (0.5%)
Brown-Forman Corp., Class B	1,257	99,844
Coca-Cola Co. (The)	26,644	1,461,157
Constellation Brands, Inc., Class A	1,168	255,850
Molson Coors Beverage Co., Class B	1,296	58,566
Monster Beverage Corp.*	2,546	235,454
PepsiCo, Inc.	9,520	1,411,816

		3,522,687

Food & Staples Retailing (0.4%)
Costco Wholesale Corp.	3,040	1,145,411
Kroger Co. (The)	5,334	169,408
Sysco Corp.	3,509	260,578
Walgreens Boots Alliance, Inc.	4,951	197,446
Walmart, Inc.	9,550	1,376,633

		3,149,476

Food Products (0.3%)
Archer-Daniels-Midland Co.	3,833	193,222
Campbell Soup Co.	1,395	67,448
Conagra Brands, Inc.	3,365	122,015
General Mills, Inc.	4,211	247,607
Hershey Co. (The)	1,016	154,767
Hormel Foods Corp.	1,934	90,144
JM Smucker Co. (The)	786	90,862
Kellogg Co.	1,752	109,027
Kraft Heinz Co. (The)	4,464	154,722
Lamb Weston Holdings, Inc.	1,008	79,370
McCormick & Co., Inc. (Non-Voting)	1,713	163,763
Mondelez International, Inc., Class A	9,852	576,046
Tyson Foods, Inc., Class A	2,026	130,555

		2,179,548

Household Products (0.5%)
Church & Dwight Co., Inc.	1,712	149,338
Clorox Co. (The)	868	175,267
Colgate-Palmolive Co.	5,905	504,936
Kimberly-Clark Corp.	2,343	315,907
Procter & Gamble Co. (The)	17,081	2,376,650

		3,522,098

Personal Products (0.1%)
Estee Lauder Cos., Inc. (The), Class A	1,561	415,522

Tobacco (0.2%)
Altria Group, Inc.	12,802	524,882
Philip Morris International, Inc.	10,728	888,171

		1,413,053

Total Consumer Staples		14,202,384

Energy (0.7%)
Energy Equipment & Services (0.1%)
Baker Hughes Co.	4,724	98,495
Halliburton Co.	6,090	115,101
National Oilwell Varco, Inc.	2,675	36,728
Schlumberger NV	9,589	209,328
TechnipFMC plc	2,910	27,354

		487,006

Oil, Gas & Consumable Fuels (0.6%)
Apache Corp.	2,600	36,894
Cabot Oil & Gas Corp.	2,746	44,705
Chevron Corp.	13,261	1,119,891
Concho Resources, Inc.	1,352	78,889
ConocoPhillips	7,357	294,206
Devon Energy Corp.	2,635	41,659
Diamondback Energy, Inc.	1,088	52,659
EOG Resources, Inc.	4,019	200,428
Exxon Mobil Corp.	29,127	1,200,615
Hess Corp.	1,883	99,404
HollyFrontier Corp.	1,027	26,548
Kinder Morgan, Inc.	13,412	183,342
Marathon Oil Corp.	5,438	36,272
Marathon Petroleum Corp.	4,482	185,376
Occidental Petroleum Corp.	5,773	99,931
ONEOK, Inc.	3,061	117,481
Phillips 66	3,009	210,449
Pioneer Natural Resources Co.	1,133	129,037
Valero Energy Corp.	2,809	158,905
Williams Cos., Inc. (The)	8,360	167,618

		4,484,309

Total Energy		4,971,315

Financials (3.1%)
Banks (1.2%)
Bank of America Corp.	52,442	1,589,517
Citigroup, Inc.	14,342	884,328
Citizens Financial Group, Inc.	2,942	105,206
Comerica, Inc.	958	53,514
Fifth Third Bancorp	4,908	135,314
First Republic Bank	1,198	176,022
Huntington Bancshares, Inc.	7,008	88,511
JPMorgan Chase & Co.	20,998	2,668,216
KeyCorp	6,727	110,390
M&T Bank Corp.	884	112,533
People’s United Financial, Inc.	2,927	37,846
PNC Financial Services Group, Inc. (The)	2,919	434,931
Regions Financial Corp.	6,616	106,650
SVB Financial Group*	357	138,455
Truist Financial Corp.	9,287	445,126
US Bancorp	9,444	439,996
Wells Fargo & Co.	28,482	859,587
Zions Bancorp NA	1,130	49,087

		8,435,229

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Capital Markets (0.7%)
Ameriprise Financial, Inc.	813	$157,990
Bank of New York Mellon Corp. (The)	5,616	238,343
BlackRock, Inc.	977	704,945
Cboe Global Markets, Inc.	744	69,281
Charles Schwab Corp. (The)	10,276	545,039
CME Group, Inc.	2,473	450,210
Franklin Resources, Inc.	1,877	46,906
Intercontinental Exchange, Inc.	3,867	445,827
Invesco Ltd.	2,595	45,231
MarketAxess Holdings, Inc.	262	149,487
Moody’s Corp.	1,113	323,037
Morgan Stanley	9,846	674,746
MSCI, Inc.	571	254,969
Nasdaq, Inc.	791	104,997
Northern Trust Corp.	1,434	133,563
Raymond James Financial, Inc.	840	80,363
S&P Global, Inc.	1,657	544,706
State Street Corp.	2,430	176,855
T. Rowe Price Group, Inc.	1,560	236,168

		5,382,663

Consumer Finance (0.2%)
American Express Co.	4,493	543,249
Capital One Financial Corp.	3,151	311,476
Discover Financial Services	2,111	191,109
Synchrony Financial	3,740	129,815

		1,175,649

Diversified Financial Services (0.4%)
Berkshire Hathaway, Inc., Class B*	13,406	3,108,449

Insurance (0.6%)
Aflac, Inc.	4,500	200,115
Allstate Corp. (The)	2,095	230,303
American International Group, Inc.	5,935	224,699
Aon plc, Class A	1,575	332,750
Arthur J Gallagher & Co.	1,325	163,916
Assurant, Inc.	409	55,714
Chubb Ltd.	3,109	478,537
Cincinnati Financial Corp.	1,031	90,078
Everest Re Group Ltd.	275	64,375
Globe Life, Inc.	663	62,958
Hartford Financial Services Group, Inc. (The)	2,468	120,883
Lincoln National Corp.	1,251	62,938
Loews Corp.	1,610	72,482
Marsh & McLennan Cos., Inc.	3,494	408,798
MetLife, Inc.	5,270	247,427
Principal Financial Group, Inc.	1,760	87,314
Progressive Corp. (The)	4,034	398,882
Prudential Financial, Inc.	2,728	212,975
Travelers Cos., Inc. (The)	1,745	244,946
Unum Group	1,403	32,185
W R Berkley Corp.	970	64,427
Willis Towers Watson plc	1,000	210,680

		4,067,382

Total Financials		22,169,372

Health Care (4.1%)
Biotechnology (0.6%)
AbbVie, Inc.	12,162	1,303,158
Alexion Pharmaceuticals, Inc.*	1,508	235,610
Amgen, Inc.	4,010	921,979
Biogen, Inc.*	1,060	259,552
Gilead Sciences, Inc.	8,635	503,075
Incyte Corp.*	1,282	111,508
Regeneron Pharmaceuticals, Inc.*	722	348,806
Vertex Pharmaceuticals, Inc.*	1,791	423,285

		4,106,973

Health Care Equipment & Supplies (1.1%)
Abbott Laboratories	12,209	1,336,763
ABIOMED, Inc.*	311	100,826
Align Technology, Inc.*	494	263,984
Baxter International, Inc.	3,519	282,365
Becton Dickinson and Co.	1,998	499,940
Boston Scientific Corp.*	9,864	354,611
Cooper Cos., Inc. (The)	338	122,802
Danaher Corp.	4,355	967,420
Dentsply Sirona, Inc.	1,506	78,854
DexCom, Inc.*	662	244,755
Edwards Lifesciences Corp.*	4,293	391,650
Hologic, Inc.*	1,770	128,909
IDEXX Laboratories, Inc.*	588	293,924
Intuitive Surgical, Inc.*	810	662,661
Medtronic plc	9,272	1,086,122
ResMed, Inc.	998	212,135
STERIS plc	588	111,449
Stryker Corp.	2,252	551,830
Teleflex, Inc.	321	132,114
Varian Medical Systems, Inc.*	629	110,081
West Pharmaceutical Services, Inc.	509	144,205
Zimmer Biomet Holdings, Inc.	1,428	220,040

		8,297,440

Health Care Providers & Services (0.8%)
AmerisourceBergen Corp.	1,013	99,031
Anthem, Inc.	1,713	550,027
Cardinal Health, Inc.	2,021	108,245
Centene Corp.*	3,994	239,760
Cigna Corp.	2,489	518,160
CVS Health Corp.	9,017	615,861
DaVita, Inc.*	509	59,757
HCA Healthcare, Inc.	1,818	298,988
Henry Schein, Inc.*	984	65,790
Humana, Inc.	912	374,166
Laboratory Corp. of America Holdings*	671	136,582
McKesson Corp.	1,106	192,356
Quest Diagnostics, Inc.	928	110,590
UnitedHealth Group, Inc.	6,536	2,292,044
Universal Health Services, Inc., Class B	535	73,562

		5,734,919

Health Care Technology (0.0%)
Cerner Corp.	2,112	165,750

Life Sciences Tools & Services (0.4%)
Agilent Technologies, Inc.	2,108	249,777

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Bio-Rad Laboratories, Inc., Class A*	148	$86,275
Illumina, Inc.*	1,006	372,220
IQVIA Holdings, Inc.*	1,321	236,684
Mettler-Toledo International, Inc.*	164	186,908
PerkinElmer, Inc.	771	110,638
Thermo Fisher Scientific, Inc.	2,730	1,271,579
Waters Corp.*	427	105,648

		2,619,729

Pharmaceuticals (1.2%)
Bristol-Myers Squibb Co.	15,567	965,621
Catalent, Inc.*	1,135	118,120
Eli Lilly and Co.	5,469	923,386
Johnson & Johnson	18,135	2,854,086
Merck & Co., Inc.	17,429	1,425,692
Perrigo Co. plc	940	42,037
Pfizer, Inc.	38,291	1,409,492
Viatris, Inc.*	8,311	155,748
Zoetis, Inc.	3,274	541,847

		8,436,029

Total Health Care		29,360,840

Industrials (2.6%)
Aerospace & Defense (0.5%)
Boeing Co. (The)	3,656	782,603
General Dynamics Corp.	1,601	238,261
Howmet Aerospace, Inc.*	2,688	76,715
Huntington Ingalls Industries, Inc.	279	47,564
L3Harris Technologies, Inc.	1,447	273,512
Lockheed Martin Corp.	1,696	602,046
Northrop Grumman Corp.	1,068	325,441
Raytheon Technologies Corp.	10,462	748,138
Teledyne Technologies, Inc.*	254	99,563
Textron, Inc.	1,577	76,216
TransDigm Group, Inc.*	375	232,069

		3,502,128

Air Freight & Logistics (0.2%)
CH Robinson Worldwide, Inc.	937	87,956
Expeditors International of Washington, Inc.	1,166	110,898
FedEx Corp.	1,664	432,008
United Parcel Service, Inc., Class B	4,927	829,707

		1,460,569

Airlines (0.1%)
Alaska Air Group, Inc.	852	44,304
American Airlines Group, Inc. (x)	4,207	66,344
Delta Air Lines, Inc.	4,393	176,643
Southwest Airlines Co.	4,066	189,516
United Airlines Holdings, Inc.*	2,016	87,192

		563,999

Building Products (0.1%)
A O Smith Corp.	933	51,147
Allegion plc	634	73,785
Carrier Global Corp.	5,612	211,684
Fortune Brands Home & Security, Inc.	957	82,034
Johnson Controls International plc	4,987	232,344
Masco Corp.	1,803	99,039
Trane Technologies plc	1,654	240,095

		990,128

Commercial Services & Supplies (0.1%)
Cintas Corp.	605	213,843
Copart, Inc.*	1,431	182,095
Republic Services, Inc.	1,449	139,539
Rollins, Inc.	1,524	59,543
Waste Management, Inc.	2,678	315,816

		910,836

Construction & Engineering (0.0%)
Jacobs Engineering Group, Inc.	893	97,301
Quanta Services, Inc.	957	68,923

		166,224

Electrical Equipment (0.2%)
AMETEK, Inc.	1,585	191,690
Eaton Corp. plc	2,746	329,905
Emerson Electric Co.	4,120	331,124
Rockwell Automation, Inc.	800	200,648

		1,053,367

Industrial Conglomerates (0.4%)
3M Co.	3,974	694,615
General Electric Co.	60,345	651,726
Honeywell International, Inc.	4,834	1,028,192
Roper Technologies, Inc.	722	311,247

		2,685,780

Machinery (0.5%)
Caterpillar, Inc.	3,742	681,119
Cummins, Inc.	1,020	231,642
Deere & Co.	2,159	580,879
Dover Corp.	993	125,366
Flowserve Corp.	897	33,055
Fortive Corp.	2,323	164,515
IDEX Corp.	522	103,983
Illinois Tool Works, Inc.	1,984	404,498
Ingersoll Rand, Inc.*	2,561	116,679
Otis Worldwide Corp.	2,805	189,478
PACCAR, Inc.	2,387	205,950
Parker-Hannifin Corp.	887	241,628
Pentair plc	1,146	60,841
Snap-on, Inc.	373	63,835
Stanley Black & Decker, Inc.	1,104	197,130
Westinghouse Air Brake Technologies Corp.	1,232	90,182
Xylem, Inc.	1,242	126,423

		3,617,203

Professional Services (0.1%)
Equifax, Inc.	838	161,600
IHS Markit Ltd.	2,567	230,594
Nielsen Holdings plc	2,459	51,319
Robert Half International, Inc.	785	49,047
Verisk Analytics, Inc.	1,120	232,501

		725,061

Road & Rail (0.3%)
CSX Corp.	5,268	478,071

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
JB Hunt Transport Services, Inc.	575	$78,574
Kansas City Southern	645	131,664
Norfolk Southern Corp.	1,750	415,818
Old Dominion Freight Line, Inc.	663	129,404
Union Pacific Corp.	4,642	966,557

		2,200,088

Trading Companies & Distributors (0.1%)
Fastenal Co.	3,955	193,123
United Rentals, Inc.*	497	115,259
WW Grainger, Inc.	311	126,994

		435,376

Total Industrials		18,310,759

Information Technology (8.5%)
Communications Equipment (0.2%)
Arista Networks, Inc.*	375	108,964
Cisco Systems, Inc.	29,109	1,302,628
F5 Networks, Inc.*	424	74,598
Juniper Networks, Inc.	2,271	51,120
Motorola Solutions, Inc.	1,168	198,630

		1,735,940

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	2,061	269,517
CDW Corp.	985	129,813
Corning, Inc.	5,263	189,468
FLIR Systems, Inc.	903	39,579
IPG Photonics Corp.*	246	55,052
Keysight Technologies, Inc.*	1,276	168,547
TE Connectivity Ltd.	2,278	275,798
Vontier Corp.*	928	30,995
Zebra Technologies Corp., Class A*	367	141,049

		1,299,818

IT Services (1.7%)
Accenture plc, Class A	4,365	1,140,182
Akamai Technologies, Inc.*	1,121	117,694
Automatic Data Processing, Inc.	2,954	520,495
Broadridge Financial Solutions, Inc.	796	121,947
Cognizant Technology Solutions Corp., Class A	3,683	301,822
DXC Technology Co.	1,753	45,140
Fidelity National Information Services, Inc.	4,275	604,741
Fiserv, Inc.*	3,833	436,425
FleetCor Technologies, Inc.*	575	156,877
Gartner, Inc.*	615	98,517
Global Payments, Inc.	2,062	444,196
International Business Machines Corp.	6,138	772,651
Jack Henry & Associates, Inc.	526	85,207
Leidos Holdings, Inc.	922	96,921
Mastercard, Inc., Class A	6,060	2,163,056
Paychex, Inc.	2,204	205,369
PayPal Holdings, Inc.*	8,072	1,890,462
VeriSign, Inc.*	692	149,749
Visa, Inc., Class A	11,681	2,554,985
Western Union Co. (The)	2,832	62,134

		11,968,570

Semiconductors & Semiconductor Equipment (1.6%)
Advanced Micro Devices, Inc.*	8,285	759,817
Analog Devices, Inc.	2,545	375,973
Applied Materials, Inc.	6,291	542,913
Broadcom, Inc.	2,787	1,220,288
Intel Corp.	28,230	1,406,419
KLA Corp.	1,064	275,480
Lam Research Corp.	992	468,492
Maxim Integrated Products, Inc.	1,841	163,205
Microchip Technology, Inc.	1,794	247,769
Micron Technology, Inc.*	7,669	576,555
NVIDIA Corp.	4,264	2,226,661
Qorvo, Inc.*	786	130,688
QUALCOMM, Inc.	7,791	1,186,881
Skyworks Solutions, Inc.	1,144	174,895
Teradyne, Inc.	1,144	137,154
Texas Instruments, Inc.	6,324	1,037,958
Xilinx, Inc.	1,689	239,450

		11,170,598

Software (2.6%)
Adobe, Inc.*	3,305	1,652,897
ANSYS, Inc.*	592	215,370
Autodesk, Inc.*	1,515	462,590
Cadence Design Systems, Inc.*	1,921	262,082
Citrix Systems, Inc.	848	110,325
Fortinet, Inc.*	928	137,836
Intuit, Inc.	1,810	687,528
Microsoft Corp.	52,083	11,584,301
NortonLifeLock, Inc.	4,077	84,720
Oracle Corp.	13,067	845,304
Paycom Software, Inc.*	337	152,408
salesforce.com, Inc.*	6,303	1,402,607
ServiceNow, Inc.*	1,344	739,778
Synopsys, Inc.*	1,051	272,461
Tyler Technologies, Inc.*	278	121,352

		18,731,559

Technology Hardware, Storage & Peripherals (2.2%)
Apple, Inc.	110,095	14,608,507
Hewlett Packard Enterprise Co.	8,866	105,062
HP, Inc.	9,462	232,671
NetApp, Inc.	1,539	101,943
Seagate Technology plc	1,540	95,726
Western Digital Corp.	2,096	116,098
Xerox Holdings Corp.	1,148	26,622

		15,286,629

Total Information Technology		60,193,114

Materials (0.8%)
Chemicals (0.6%)
Air Products and Chemicals, Inc.	1,523	416,114
Albemarle Corp.	733	108,132
Celanese Corp.	805	104,602
CF Industries Holdings, Inc.	1,474	57,059
Corteva, Inc.	5,132	198,711
Dow, Inc.	5,110	283,605
DuPont de Nemours, Inc.	5,055	359,461
Eastman Chemical Co.	933	93,561
Ecolab, Inc.	1,711	370,192
FMC Corp.	894	102,747

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
International Flavors & Fragrances, Inc. (x)	737	$80,215
Linde plc	3,616	952,852
LyondellBasell Industries NV, Class A	1,771	162,330
Mosaic Co. (The)	2,376	54,672
PPG Industries, Inc.	1,627	234,646
Sherwin-Williams Co. (The)	563	413,754

		3,992,653

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	429	121,823
Vulcan Materials Co.	913	135,407

		257,230

Containers & Packaging (0.1%)
Amcor plc	10,805	127,175
Avery Dennison Corp.	575	89,188
Ball Corp.	2,253	209,935
International Paper Co.	2,708	134,642
Packaging Corp. of America	653	90,055
Sealed Air Corp.	1,069	48,949
Westrock Co.	1,809	78,746

		778,690

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.	10,009	260,434
Newmont Corp.	5,534	331,432
Nucor Corp.	2,080	110,635

		702,501

Total Materials		5,731,074

Real Estate (0.7%)
Equity Real Estate Investment Trusts (REITs) (0.7%)
Alexandria Real Estate Equities, Inc. (REIT)	853	152,022
American Tower Corp. (REIT)	3,060	686,848
AvalonBay Communities, Inc. (REIT)	962	154,334
Boston Properties, Inc. (REIT)	976	92,261
Crown Castle International Corp. (REIT)	2,971	472,953
Digital Realty Trust, Inc. (REIT)	1,930	269,254
Duke Realty Corp. (REIT)	2,562	102,403
Equinix, Inc. (REIT)	614	438,507
Equity Residential (REIT)	2,359	139,842
Essex Property Trust, Inc. (REIT)	449	106,602
Extra Space Storage, Inc. (REIT)	890	103,115
Federal Realty Investment Trust (REIT)	474	40,347
Healthpeak Properties, Inc. (REIT)	3,709	112,123
Host Hotels & Resorts, Inc. (REIT)	4,859	71,087
Iron Mountain, Inc. (REIT)	1,985	58,518
Kimco Realty Corp. (REIT)	2,979	44,715
Mid-America Apartment Communities, Inc. (REIT)	788	99,832
Prologis, Inc. (REIT)	5,092	507,469
Public Storage (REIT)	1,048	242,015
Realty Income Corp. (REIT)	2,418	150,327
Regency Centers Corp. (REIT)	1,087	49,556
SBA Communications Corp. (REIT)	765	215,829
Simon Property Group, Inc. (REIT)	2,259	192,648
SL Green Realty Corp. (REIT)	500	29,790
UDR, Inc. (REIT)	2,029	77,974
Ventas, Inc. (REIT)	2,580	126,523
Vornado Realty Trust (REIT)	1,080	40,327
Welltower, Inc. (REIT)	2,875	185,782
Weyerhaeuser Co. (REIT)	5,142	172,411

		5,135,414

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	2,311	144,946

Total Real Estate		5,280,360

Utilities (0.8%)
Electric Utilities (0.5%)
Alliant Energy Corp.	1,721	88,683
American Electric Power Co., Inc.	3,420	284,784
Duke Energy Corp.	5,070	464,209
Edison International	2,608	163,835
Entergy Corp.	1,379	137,679
Evergy, Inc.	1,563	86,762
Eversource Energy	2,362	204,337
Exelon Corp.	6,721	283,761
FirstEnergy Corp.	3,738	114,420
NextEra Energy, Inc.	13,496	1,041,216
NRG Energy, Inc.	1,682	63,159
Pinnacle West Capital Corp.	776	62,041
PPL Corp.	5,296	149,347
Southern Co. (The)	7,276	446,965
Xcel Energy, Inc.	3,620	241,345

		3,832,543

Gas Utilities (0.0%)
Atmos Energy Corp.	867	82,738

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp. (The)	4,582	107,677

Multi-Utilities (0.3%)
Ameren Corp.	1,703	132,936
CenterPoint Energy, Inc.	3,753	81,215
CMS Energy Corp.	1,972	120,312
Consolidated Edison, Inc.	2,357	170,340
Dominion Energy, Inc.	5,620	422,624
DTE Energy Co.	1,333	161,840
NiSource, Inc.	2,640	60,562
Public Service Enterprise Group, Inc.	3,485	203,175
Sempra Energy	1,987	253,164
WEC Energy Group, Inc.	2,173	199,981

		1,806,149

Water Utilities (0.0%)
American Water Works Co., Inc.	1,249	191,684

Total Utilities		6,020,791

Total Common Stocks (30.5%) (Cost $157,845,725)		217,418,751

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Treasury Obligations (39.3%)
U.S. Treasury Notes 1.625%, 8/15/29	$261,350,000	$279,580,103

Total Long-Term Debt Securities (39.3%) (Cost $275,367,627)		279,580,103

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (25.3%)
Goldman Sachs Financial Square Funds – Government Fund‡	34,445,983	34,445,983
Goldman Sachs Financial Square Funds – Treasury Obligations Fund‡	33,743,003	33,743,003
Goldman Sachs Financial Square Funds – Treasury Solutions Fund‡	33,391,514	33,391,514
JPMorgan Prime Money Market Fund, IM Shares	78,052,800	78,091,826

Total Investment Companies		179,672,326

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.0%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $4,697, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145% - 2.500%, maturing 8/31/21 - 2/15/46; total market value $4,791. (xx)	$4,697	4,697
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $22,069, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 – 5/15/39; total market value $22,510. (xx)	22,069	22,069

Total Repurchase Agreements		26,766

Total Short-Term Investments (25.3%) (Cost $179,680,228)		179,699,092

Total Investments in Securities (95.1%) (Cost $612,893,580)		676,697,946
Other Assets Less Liabilities (4.9%)		35,105,923

Net Assets (100%)		$711,803,869

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $160,875. This was collateralized by $140,456 of various U.S. Government Treasury Securities, ranging from 0.000% – 8.000%, maturing 1/28/21 – 5/15/50 and by cash of $26,766 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
SHORT-TERM INVESTMENTS:
Investment Companies
Goldman Sachs Financial Square Funds – Government Fund	34,445,983	30,806,384	6,806,311	(3,166,712)	—	—	34,445,983	123,720	—
Goldman Sachs Financial Square Funds – Treasury Obligations Fund	33,743,003	30,177,682	6,667,406	(3,102,085)	—	—	33,743,003	112,964	—
Goldman Sachs Financial Square Funds – Treasury Solutions Fund	33,391,514	29,863,331	6,597,955	(3,069,772)	—	—	33,391,514	113,866	—

Total		90,847,397	20,071,672	(9,338,569)	—	—	101,580,500	350,550	—

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	1,209	3/2021	EUR	52,432,607	329,218
FTSE 100 Index	407	3/2021	GBP	35,731,955	(243,561)
Russell 2000 E-Mini Index	346	3/2021	USD	34,164,040	1,028,407
S&P Midcap 400 E-Mini Index	232	3/2021	USD	53,441,200	1,558,008
TOPIX Index	208	3/2021	JPY	36,350,395	978,052

					3,650,124

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): EUR 7,532,977 and GBP 86,737.

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$23,433,653	$—	$—	$23,433,653
Consumer Discretionary	27,745,089	—	—	27,745,089
Consumer Staples	14,202,384	—	—	14,202,384
Energy	4,971,315	—	—	4,971,315
Financials	22,169,372	—	—	22,169,372
Health Care	29,360,840	—	—	29,360,840
Industrials	18,310,759	—	—	18,310,759
Information Technology	60,193,114	—	—	60,193,114
Materials	5,731,074	—	—	5,731,074
Real Estate	5,280,360	—	—	5,280,360
Utilities	6,020,791	—	—	6,020,791
Futures	3,893,685	—	—	3,893,685
Short-Term Investments
Investment Companies	179,672,326	—	—	179,672,326
Repurchase Agreements	—	26,766	—	26,766
U.S. Treasury Obligations	—	279,580,103	—	279,580,103

Total Assets	$400,984,762	$279,606,869	$—	$680,591,631

Liabilities:
Futures	$(243,561)	$—	$—	$(243,561)

Total Liabilities	$(243,561)	$—	$—	$(243,561)

Total	$400,741,201	$279,606,869	$—	$680,348,070

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$3,893,685	*

Total		$3,893,685

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(243,561	)*

Total		$(243,561)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(26,565,048)	$(26,565,048)

Total	$(26,565,048)	$(26,565,048)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$2,025,534	$2,025,534

Total	$2,025,534	$2,025,534

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $192,805,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$105,648,776
Long-term U.S. government debt securities	330,177,772

$435,826,548

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$123,720,809
Long-term U.S. government debt securities	345,783,565

$469,504,374

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$73,037,246
Aggregate gross unrealized depreciation	(8,765,972)

Net unrealized appreciation	$64,271,274

Federal income tax cost of investments in securities and derivative instruments, if applicable	$616,076,796

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $101,580,500)	$101,580,500
Unaffiliated Issuers (Cost $511,286,314)	575,090,680
Repurchase Agreements (Cost $26,766)	26,766
Cash	16,093,000
Foreign cash (Cost $7,545,137)	7,619,714
Cash held as collateral at broker for futures	17,349,175
Dividends, interest and other receivables	1,776,647
Receivable for Portfolio shares sold	23,142
Securities lending income receivable	226
Other assets	3,174

Total assets	719,563,024

LIABILITIES
Payable for securities purchased	6,792,764
Investment management fees payable	429,355
Distribution fees payable – Class IB	149,714
Payable for Portfolio shares redeemed	113,961
Administrative fees payable	73,558
Due to broker for futures variation margin	59,551
Payable for interest purchased	39,817
Payable for return of collateral on securities loaned	26,766
Accrued expenses	73,669

Total liabilities	7,759,155

NET ASSETS	$711,803,869

Net assets were comprised of:
Paid in capital	$657,761,483
Total distributable earnings (loss)	54,042,386

Net assets	$711,803,869

Class IB
Net asset value, offering and redemption price per share, $711,803,869 / 63,811,510 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.15

(x)	Includes value of securities on loan of $160,875.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends ($350,550 of dividend income received from affiliates)	$4,669,785
Interest	2,863,290
Securities lending (net)	5,594

Total income	7,538,669

EXPENSES
Investment management fees	5,293,390
Distribution fees – Class IB	1,654,186
Administrative fees	817,342
Custodian fees	72,000
Professional fees	71,993
Printing and mailing expenses	66,595
Trustees’ fees	21,360
Miscellaneous	16,085

Gross expenses	8,012,951
Less: Waiver from investment manager	(385,636)

Net expenses	7,627,315

NET INVESTMENT INCOME (LOSS)	(88,646)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	20,279,307
Futures contracts	(26,565,048)
Foreign currency transactions	1,608,928

Net realized gain (loss)	(4,676,813)

Change in unrealized appreciation (depreciation) on:
Investments in securities	37,292,084
Futures contracts	2,025,534
Foreign currency translations	316,608

Net change in unrealized appreciation (depreciation)	39,634,226

NET REALIZED AND UNREALIZED GAIN (LOSS)	34,957,413

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$34,868,767

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(88,646)	$6,218,211
Net realized gain (loss)	(4,676,813)	46,438,097
Net change in unrealized appreciation (depreciation)	39,634,226	40,692,010

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,868,767	93,348,318

Distributions to shareholders:
Class IB	(11,266,217)	(50,126,395)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 3,982,231 and 6,627,633 shares, respectively ]	41,887,967	71,799,130
Capital shares issued in reinvestment of dividends and distributions [ 1,053,284 and 4,662,817 shares, respectively ]	11,266,217	50,126,395
Capital shares repurchased [ (2,397,809) and (846,239) shares, respectively ]	(25,444,585)	(9,204,443)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	27,709,599	112,721,082

TOTAL INCREASE (DECREASE) IN NET ASSETS	51,312,149	155,943,005
NET ASSETS:
Beginning of year	660,491,720	504,548,715

End of year	$711,803,869	$660,491,720

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/GOLDMAN SACHS MODERATE GROWTH ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020		2019		2018		2017		2016
Net asset value, beginning of year	$10.80		$9.95		$10.58		$10.22		$9.70

Income (loss) from investment operations:
Net investment income (loss) (e)	—	#	0.11		0.10		0.06		0.03
Net realized and unrealized gain (loss)	0.53		1.63		(0.63)		0.99		0.55

Total from investment operations	0.53		1.74		(0.53)		1.05		0.58

Less distributions:
Dividends from net investment income	(0.02)		(0.11)		(0.10)		(0.05)		(0.03)
Distributions from net realized gains	(0.16)		(0.78)		—		(0.64)		(0.03)

Total dividends and distributions	(0.18)		(0.89)		(0.10)		(0.69)		(0.06)

Net asset value, end of year	$11.15		$10.80		$9.95		$10.58		$10.22

Total return	4.96%		17.57%		(5.05)%		10.39%		5.93%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$711,804		$660,492		$504,549		$453,327		$291,951
Ratio of expenses to average net assets:
After waivers (f)	1.15	%(j)	1.16	%(j)	1.13	%(j)	1.17	%(k)	1.22	%(m)
Before waivers (f)	1.21%		1.20%		1.20%		1.20%		1.23%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.01)%		1.05%		1.00%		0.52%		0.34%
Before waivers (f)	(0.07)%		1.01%		0.93%		0.49%		0.32%
Portfolio turnover rate^	97%		193%		183%		219%		54%

Class K	January 1, 2016 to February 21, 2016‡
Net asset value, beginning of year	$9.70

Income (loss) from investment operations:
Net investment income (loss) (e)	— #
Net realized and unrealized gain (loss)	(0.26)

Total from investment operations	(0.26)

Net asset value, end of year	$9.44

Total return (b)	(2.68)%

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
After waivers (a)(f)	0.97%
Before waivers (a)(f)	1.03%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.06)%
Before waivers (a)(f)	(0.12)%
Portfolio turnover rate^	54%
‡	After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed. The shares are no longer operational, but are still registered.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.23% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class IB.

See Notes to Financial Statements.

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	SSGA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	4.22%	1.99%	1.67%
Portfolio – Class IB Shares	4.34	2.00	1.65
Portfolio – Class K Shares*	4.48	2.24	1.54
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.73	2.89	2.46

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.34% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 5.73% over the same period.

Asset Class Overview

In response to market turmoil brought about by the pandemic, the Federal Reserve, who in the beginning of the year was comfortable holding rates steady at 1.50%-1.75% through 2021, first cut rates off-cycle by 50 basis points (bps), before following up with a 100 bps cut to a zero lower bound in March. Due to the all but non-existent liquidity, the Fed announced 12 different programs to enhance market liquidity, including unlimited quantitative easing. In addition, congress passed a historic $2 trillion stimulus package with provisions aimed at helping American workers, small businesses and industries grappling with the economic disruption. The massive amounts of aid provided by both the Fed and congress resulted in notable stabilization in the second quarter and throughout the rest of 2020. In fact, at the final meeting of the year, Fed Chair Powell was optimistic and said that he expected the economy to perform “strongly” in the second half of 2021, noting that the Fed upgraded their forecast for economic growth in 2021 and 2022 to a median projection of 4.2% and 3.2% respectively (though they continued to expect to hold the federal funds rate near zero at least through 2023.)

Though the markets stabilized throughout the year, economic data suffered from the ongoing strain of the pandemic. Unemployment jumped to 14.7% in April due to widespread shutdowns and though we have seen improvement, at 6.7% as of year end, it’s still double what was reported pre-pandemic. Housing was a continuous bright spot throughout the year with purchases of new single-family homes advancing to the highest level in almost 14 years as record-low mortgage rates enticed buyers.

As the pandemic continues to rage on with deaths surpassing 3000 people per day in the United States, the November announcement of successful vaccine trials by multiple biotech and pharmaceutical companies has given hope that there is an end in sight to the pandemic. Though we are not out of the woods yet, vaccines have already started rolling out to front line medical personnel as well as the elderly around the world as of mid-December.

Portfolio Highlights

Main contributors to Portfolio performance included the decrease in treasury yields, the widening and subsequent tightening of bond spreads, as well as the Federal Reserve’s cut of interest rates to a zero lower bound in response to March’s liquidity crisis.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency.

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO (Unaudited)

Portfolio Characteristics

As of December 31, 2020
Weighted Average Life (Years)	3.52
Weighted Average Coupon (%)	1.72
Weighted Average Effective Duration (Years)*	3.35
Weighted Average Rating**	AA1

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser.

    A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2020	% of Net Assets
U.S. Government Agency Securities	48.4%
U.S. Treasury Obligations	38.5
Exchange-Traded Funds	10.8
Repurchase Agreements	1.6
U.S. Government Agency Security	1.6
Financials	0.2
Cash and Other	(1.1)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$998.00	$3.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.82	3.35
Class IB
Actual	1,000.00	998.90	3.31
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.82	3.35
Class K
Actual	1,000.00	999.60	2.06
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.08	2.08

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.66%, 0.66% and 0.41%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bond (0.2%)
Financials (0.2%)
Diversified Financial Services (0.2%)
Private Export Funding Corp.
Series II 2.050%, 11/15/22	$10,325,000	$10,671,710
Series KK 3.550%, 1/15/24	5,979,000	6,556,928
Series NN 3.250%, 6/15/25	2,500,000	2,795,282

		20,023,920

Total Financials		20,023,920

Total Corporate Bond		20,023,920

U.S. Government Agency Securities (50.0%)
FFCB
2.350%, 2/12/21	10,000,000	10,023,666
1.600%, 12/28/21	28,230,000	28,644,622
2.600%, 1/18/22	15,000,000	15,378,181
0.200%, 1/27/22	15,000,000	14,993,007
1.550%, 1/28/22	30,000,000	30,454,839
1.530%, 2/10/22	15,000,000	15,022,635
2.530%, 2/14/22	15,000,000	15,397,126
2.550%, 3/1/22	15,000,000	15,411,337
0.375%, 4/8/22	75,000,000	75,231,015
0.200%, 7/13/22	15,000,000	15,016,320
0.220%, 7/21/22	10,000,000	9,998,169
1.850%, 8/5/22	15,000,000	15,413,281
1.625%, 8/22/22	20,000,000	20,480,474
1.375%, 10/11/22	15,000,000	15,323,383
0.125%, 11/23/22	10,000,000	9,996,376
1.600%, 2/10/23	15,000,000	15,024,045
1.460%, 3/3/23	10,000,000	10,023,168
1.000%, 3/24/23	10,000,000	10,020,482
0.370%, 4/13/23	15,000,000	15,000,698
2.875%, 7/17/23	20,000,000	21,360,744
1.600%, 8/14/23	20,000,000	20,734,256
0.300%, 9/1/23	10,000,000	10,001,500
0.420%, 10/16/23	20,000,000	20,000,820
0.290%, 11/2/23	10,000,000	10,000,606
0.530%, 11/27/23	15,000,000	15,000,800
0.310%, 11/30/23	10,000,000	10,002,462
1.200%, 4/1/24	15,000,000	15,036,855
0.350%, 5/16/24	10,000,000	9,999,493
0.390%, 6/17/24	10,000,000	10,000,348
0.470%, 8/19/24	10,000,000	10,015,385
0.440%, 11/4/24	10,000,000	10,011,227
1.300%, 3/26/25	15,000,000	15,036,842
0.680%, 8/4/25	30,000,000	30,001,761
0.570%, 8/12/25	10,000,000	10,016,997
0.600%, 11/24/25	15,000,000	15,028,520
2.070%, 1/13/26	15,000,000	15,007,058
2.000%, 2/4/26	15,000,000	15,022,151
1.850%, 3/11/30	10,000,000	10,025,541
1.230%, 7/29/30	5,000,000	5,003,191
1.240%, 9/3/30	10,000,000	9,984,692
FHLB
3.000%, 10/12/21	50,000,000	51,113,435
2.625%, 12/10/21	9,825,000	10,053,474
1.625%, 12/20/21 (x)	14,035,000	14,240,572
2.250%, 3/11/22	5,000,000	5,126,042
2.125%, 6/10/22 (x)	20,000,000	20,572,986
0.125%, 10/21/22	6,670,000	6,669,600
1.875%, 12/9/22	22,250,000	22,983,959
2.500%, 12/9/22	20,000,000	20,897,878
1.375%, 2/17/23	20,000,000	20,500,248
3.250%, 6/9/23	10,000,000	10,738,371
3.375%, 9/8/23	50,000,000	54,189,450
2.500%, 2/13/24 (x)	51,865,000	55,554,640
2.875%, 6/14/24	13,085,000	14,279,998
1.500%, 8/15/24 (x)	47,875,000	50,107,426
2.875%, 9/13/24	46,180,000	50,629,739
2.750%, 12/13/24	40,000,000	43,917,672
2.375%, 3/14/25	10,000,000	10,834,981
0.500%, 4/14/25 (x)	41,290,000	41,600,125
0.500%, 6/13/25	20,000,000	20,110,386
3.125%, 6/13/25	10,000,000	11,196,821
0.375%, 9/4/25	56,620,000	56,544,916
3.250%, 6/9/28	25,000,000	29,578,552
3.250%, 11/16/28 (x)	66,335,000	78,945,463
FHLMC
2.375%, 1/13/22	100,000,000	102,282,080
0.250%, 6/8/22	10,000,000	10,027,704
0.300%, 6/30/22	15,000,000	15,011,020
0.320%, 7/8/22	25,000,000	25,000,915
0.125%, 7/25/22	12,130,000	12,129,224
0.350%, 1/27/23	10,000,000	10,010,536
0.375%, 4/20/23	25,000,000	25,125,355
0.375%, 5/5/23	25,000,000	25,121,460
2.750%, 6/19/23	100,000,000	106,392,220
0.250%, 6/26/23	8,960,000	8,979,733
0.450%, 7/28/23	5,000,000	5,001,195
0.450%, 8/4/23	25,000,000	25,007,250
0.250%, 8/24/23	25,710,000	25,740,708
0.250%, 9/8/23	11,315,000	11,330,521
0.125%, 10/16/23	3,785,000	3,780,300
0.320%, 11/2/23	20,000,000	20,006,118
0.250%, 11/6/23 (x)	100,000,000	100,165,230
0.300%, 11/16/23	10,000,000	10,024,730
0.250%, 12/4/23	42,055,000	42,066,889
0.360%, 5/15/24	10,000,000	10,002,130
0.600%, 7/29/24	20,000,000	20,005,674
0.450%, 11/25/24	10,000,000	10,040,755
1.500%, 2/12/25	60,000,000	62,887,578
0.750%, 7/8/25	15,000,000	15,001,009
0.375%, 7/21/25	7,225,000	7,221,546
0.750%, 7/21/25	10,000,000	10,002,752
0.600%, 8/12/25	10,000,000	10,021,203
0.700%, 8/19/25	10,000,000	10,006,010
0.375%, 9/23/25	43,490,000	43,404,442
0.600%, 9/30/25	20,000,000	20,014,806
0.600%, 10/15/25	10,905,000	10,913,695
0.600%, 11/12/25	5,000,000	5,009,351
0.640%, 11/24/25	15,000,000	15,041,429
0.625%, 11/25/25	10,000,000	10,053,759
0.620%, 12/1/25	15,000,000	15,034,886
0.750%, 6/23/26	15,000,000	15,015,732
0.830%, 11/5/26	10,000,000	10,004,807
6.750%, 9/15/29 (x)	20,000,000	29,874,310
FNMA
2.000%, 1/5/22	45,000,000	45,855,387
2.625%, 1/11/22	63,640,000	65,265,582
1.875%, 4/5/22	55,000,000	56,200,848
2.250%, 4/12/22 (x)	58,915,000	60,502,818

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
1.375%, 9/6/22	$50,000,000	$51,043,105
2.000%, 10/5/22	25,000,000	25,813,890
2.375%, 1/19/23	50,000,000	52,258,780
0.250%, 5/22/23	50,000,000	50,080,065
0.450%, 6/30/23	15,000,000	15,020,700
0.250%, 7/10/23	9,090,000	9,107,377
2.875%, 9/12/23	20,000,000	21,436,252
0.310%, 11/16/23	10,000,000	10,029,317
0.250%, 11/27/23	25,430,000	25,443,178
2.500%, 2/5/24	61,045,000	65,377,046
1.750%, 7/2/24	50,000,000	52,595,990
2.625%, 9/6/24	85,000,000	92,462,133
1.625%, 10/15/24 (x)	115,050,000	121,234,168
1.625%, 1/7/25 (x)	68,600,000	72,227,527
0.625%, 4/22/25	21,380,000	21,608,509
0.500%, 6/17/25	20,000,000	20,077,964
0.375%, 8/25/25	47,500,000	47,411,512
0.580%, 10/20/25	20,000,000	20,005,436
0.560%, 10/22/25	10,000,000	9,999,000
0.540%, 10/27/25	10,000,000	10,024,510
0.600%, 10/29/25	10,000,000	10,005,447
0.500%, 11/7/25 (x)	23,385,000	23,470,000
0.560%, 11/17/25	10,000,000	10,030,449
0.650%, 12/10/25	10,000,000	10,018,257
0.650%, 12/17/25	10,000,000	10,012,951
2.125%, 4/24/26	119,485,000	130,074,012
1.875%, 9/24/26	120,000,000	129,457,044
0.875%, 12/18/26	10,000,000	10,020,871
0.750%, 10/8/27	80,000,000	80,182,096
0.875%, 8/5/30	80,000,000	78,444,040
Hashemite Kingdom of Jordan AID Bonds
2.578%, 6/30/22	20,000,000	20,671,838
3.000%, 6/30/25	6,301,000	6,956,741
Iraq Government AID Bonds
2.149%, 1/18/22	19,135,000	19,522,790
State of Israel AID Bonds
5.500%, 9/18/23	20,000,000	22,772,036
5.500%, 4/26/24	27,579,000	32,217,631
Tennessee Valley Authority
3.875%, 2/15/21	10,345,000	10,389,465
1.875%, 8/15/22	12,000,000	12,329,489
2.875%, 9/15/24	20,000,000	21,903,962
0.750%, 5/15/25	8,330,000	8,449,820
6.750%, 11/1/25	15,779,000	20,464,172
2.875%, 2/1/27	48,000,000	54,079,593
Ukraine Government AID Bonds
1.471%, 9/29/21	25,000,000	25,206,762

Total U.S. Government Agency Securities		4,025,050,429

U.S. Treasury Obligations (38.5%)
U.S. Treasury Bonds
7.250%, 8/15/22	10,000,000	11,153,255
7.125%, 2/15/23	2,000,000	2,295,402
6.250%, 8/15/23	1,000,000	1,159,415
U.S. Treasury Notes
1.125%, 2/28/22	30,000,000	30,349,899
1.750%, 2/28/22	25,000,000	25,471,270
1.875%, 2/28/22	20,000,000	20,405,396
2.375%, 3/15/22	50,000,000	51,345,625
1.750%, 3/31/22	20,000,000	20,404,272
1.875%, 3/31/22	5,000,000	5,108,630
1.875%, 4/30/22	25,000,000	25,579,658
1.750%, 5/15/22	16,000,000	16,354,494
2.125%, 5/15/22	60,000,000	61,637,274
1.750%, 5/31/22	30,000,000	30,686,109
0.125%, 6/30/22	50,000,000	50,006,860
0.125%, 7/31/22	50,000,000	50,007,985
1.500%, 8/15/22	50,000,000	51,114,300
1.625%, 8/15/22	30,000,000	30,728,448
1.750%, 9/30/22	25,000,000	25,704,290
0.125%, 10/31/22	30,000,000	30,003,045
1.875%, 10/31/22	13,000,000	13,413,339
2.000%, 10/31/22	15,000,000	15,511,197
1.625%, 11/15/22	19,500,000	20,042,831
0.125%, 11/30/22	10,000,000	10,000,798
2.000%, 11/30/22	40,000,000	41,424,236
2.125%, 12/31/22	74,000,000	76,935,743
1.750%, 1/31/23	35,000,000	36,174,705
2.375%, 1/31/23	35,000,000	36,624,087
2.000%, 2/15/23	55,000,000	57,163,293
1.500%, 2/28/23	18,000,000	18,528,102
1.500%, 3/31/23	39,000,000	40,185,132
2.500%, 3/31/23	9,000,000	9,475,016
1.625%, 4/30/23	26,000,000	26,893,807
1.750%, 5/15/23	12,500,000	12,974,636
1.625%, 5/31/23	7,500,000	7,766,876
2.750%, 5/31/23	50,000,000	53,124,690
1.375%, 6/30/23	60,000,000	61,826,526
1.250%, 7/31/23	41,000,000	42,164,322
0.125%, 8/15/23	30,000,000	29,982,435
2.500%, 8/15/23	23,000,000	24,415,772
1.375%, 8/31/23	3,125,000	3,226,544
1.375%, 9/30/23	25,000,000	25,836,015
0.125%, 10/15/23	25,000,000	24,978,345
1.625%, 10/31/23	30,000,000	31,249,476
0.250%, 11/15/23	30,000,000	30,080,958
2.750%, 11/15/23	11,500,000	12,355,229
2.125%, 11/30/23	18,000,000	19,029,217
2.250%, 12/31/23	31,000,000	32,931,529
2.250%, 1/31/24	33,000,000	35,104,931
2.500%, 1/31/24	9,000,000	9,642,206
2.125%, 2/29/24	33,000,000	35,020,313
2.375%, 2/29/24	5,000,000	5,344,497
2.125%, 3/31/24	40,000,000	42,500,264
2.000%, 4/30/24	35,000,000	37,094,778
2.500%, 5/15/24	28,000,000	30,168,964
2.000%, 5/31/24	38,000,000	40,320,162
2.000%, 6/30/24	19,000,000	20,183,795
1.750%, 7/31/24	55,000,000	58,007,345
2.375%, 8/15/24	93,000,000	100,221,134
1.250%, 8/31/24	22,000,000	22,817,898
1.875%, 8/31/24	25,000,000	26,503,120
1.500%, 9/30/24	18,000,000	18,848,412
2.125%, 9/30/24	7,000,000	7,493,014
2.250%, 10/31/24	4,000,000	4,306,240
2.250%, 11/15/24	25,000,000	26,930,983
1.500%, 11/30/24	7,000,000	7,340,128
1.750%, 12/31/24	10,000,000	10,592,496
2.250%, 12/31/24	22,000,000	23,741,705

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
2.000%, 2/15/25	$13,000,000	$13,919,654
2.125%, 5/15/25	57,000,000	61,526,079
2.875%, 7/31/25	13,000,000	14,510,774
2.000%, 8/15/25	30,000,000	32,319,258
0.250%, 10/31/25	10,000,000	9,956,229
2.250%, 11/15/25	23,000,000	25,119,503
0.375%, 12/31/25	30,000,000	30,023,148
1.625%, 2/15/26	20,000,000	21,268,212
1.625%, 5/15/26	97,000,000	103,271,196
2.125%, 5/31/26	9,000,000	9,824,055
1.500%, 8/15/26	85,000,000	89,980,065
1.375%, 8/31/26	16,615,000	17,475,991
1.625%, 9/30/26	25,000,000	26,648,207
2.000%, 11/15/26	91,000,000	99,028,530
0.500%, 5/31/27	10,000,000	9,964,052
2.250%, 8/15/27	20,000,000	22,174,098
0.500%, 10/31/27	15,000,000	14,880,237
2.250%, 11/15/27	53,500,000	59,398,445
0.625%, 11/30/27	35,000,000	34,991,180
2.750%, 2/15/28	26,600,000	30,496,730
2.875%, 5/15/28	16,000,000	18,533,760
2.875%, 8/15/28	33,000,000	38,331,391
3.125%, 11/15/28	47,500,000	56,234,856
2.625%, 2/15/29	52,000,000	59,695,683
2.375%, 5/15/29	67,000,000	75,724,847
1.625%, 8/15/29	17,500,000	18,720,688
1.500%, 2/15/30	67,400,000	71,316,816
0.625%, 5/15/30	40,000,000	39,113,428
0.625%, 8/15/30	71,500,000	69,713,522
0.875%, 11/15/30 (x)	12,000,000	11,959,495

Total U.S. Treasury Obligations		3,102,132,997

Total Long-Term Debt Securities (88.7%) (Cost $6,895,979,679)		7,147,207,346

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Fixed Income (10.8%)
iShares 1-3 Year Treasury Bond ETF	1,388,450	119,934,311
iShares 3-7 Year Treasury Bond ETF (x)	6,067	806,790
iShares 7-10 Year Treasury Bond ETF (x)	1,083,450	129,959,828
Schwab Intermediate-Term U.S. Treasury ETF (x)	950,000	55,309,000
Schwab Short-Term U.S. Treasury ETF	950,000	48,820,500
Vanguard Intermediate-Term Treasury ETF (x)	3,900,000	270,738,000
Vanguard Short-Term Treasury ETF	3,900,000	240,240,000

Total Exchange Traded Funds (10.8%) (Cost $796,745,421)		865,808,429

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (1.6%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $10,000,133, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145% - 2.500%, maturing 8/31/21 - 2/15/46; total market value $10,200,017. (xx)	$10,000,000	$10,000,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $11,696,346, collateralized by various Foreign Government Agency Securities, ranging from 1.875% - 3.000%, maturing 6/15/22 - 9/27/23; total market value $11,930,050. (xx)	11,696,086	11,696,086
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $2,600,095, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $2,888,999. (xx)	2,600,000	2,600,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $10,216,035, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $10,420,298. (xx)	10,215,978	10,215,978
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $6,000,140, collateralized by various Common Stocks; total market value $6,666,744. (xx)	6,000,000	6,000,000
NBC Global Finance Ltd., 0.28%, dated 12/31/20, due 1/7/21, repurchase price $48,832,659, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 2.125% - 5.000%, maturing 2/28/23 - 5/15/37; total market value $54,163,322. (xx)	48,830,000	48,830,000
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $10,000,222, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125% - 3.625%, maturing 9/30/21 - 8/15/49; total market value $11,093,964. (xx)	10,000,000	10,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Societe Generale SA, 0.08%, dated 12/31/20, due 1/7/21, repurchase price $33,000,513, collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/19/21 - 11/15/49; total market value $33,660,003. (xx)	$33,000,000	$33,000,000

Total Repurchase Agreements		132,342,064

Total Short-Term Investments (1.6%) (Cost $132,342,064)		132,342,064

Total Investments in Securities (101.1%) (Cost $7,825,067,164)		8,145,357,839
Other Assets Less Liabilities (-1.1%)		(90,709,768)

Net Assets (100%)		$8,054,648,071

(x)	All or a portion of security is on loan at December 31, 2020.

(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $139,084,543. This was collateralized by $9,453,623 of various U.S. Government Treasury Securities, ranging from 0.000% – 8.125%, maturing 1/5/21 – 11/15/50 and by cash of $132,342,064 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Financials	$—	$20,023,920	$—	$20,023,920
Exchange Traded Funds	865,808,429	—	—	865,808,429
Short-Term Investments
Repurchase Agreements	—	132,342,064	—	132,342,064
U.S. Government Agency Securities	—	4,025,050,429	—	4,025,050,429
U.S. Treasury Obligations	—	3,102,132,997	—	3,102,132,997

Total Assets	$865,808,429	$7,279,549,410	$—	$8,145,357,839

Total Liabilities	$—	$—	$—	$—

Total	$865,808,429	$7,279,549,410	$—	$8,145,357,839

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,831,195,435
Long-term U.S. government debt securities	2,272,290,918

$5,103,486,353

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,568,015,131
Long-term U.S. government debt securities	2,177,564,598

$4,745,579,729

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$321,294,758
Aggregate gross unrealized depreciation	(1,805,714)

Net unrealized appreciation	$319,489,044

Federal income tax cost of investments in securities and derivative instruments, if applicable	$7,825,868,795

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $7,692,725,100)	$8,013,015,775
Repurchase Agreements (Cost $132,342,064)	132,342,064
Cash	53,429,175
Dividends, interest and other receivables	29,375,477
Receivable for Portfolio shares sold	163,939
Securities lending income receivable	48,186
Other assets	37,682

Total assets	8,228,412,298

LIABILITIES
Payable for return of collateral on securities loaned	132,342,064
Payable for securities purchased	35,976,445
Payable for Portfolio shares redeemed	2,570,228
Investment management fees payable	1,974,019
Administrative fees payable	645,280
Distribution fees payable – Class IB	75,681
Distribution fees payable – Class IA	19,886
Trustees’ fees payable	4,221
Accrued expenses	156,403

Total liabilities	173,764,227

NET ASSETS	$8,054,648,071

Net assets were comprised of:
Paid in capital	$7,747,461,289
Total distributable earnings (loss)	307,186,782

Net assets	$8,054,648,071

Class IA
Net asset value, offering and redemption price per share, $93,756,989 / 8,791,583 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.66

Class IB
Net asset value, offering and redemption price per share, $356,526,737 / 33,639,445 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.60

Class K
Net asset value, offering and redemption price per share, $7,604,364,345 / 713,070,966 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.66

(x)	Includes value of securities on loan of $139,084,543.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Interest	$118,542,981
Dividends	10,940,511
Securities lending (net)	739,248

Total income	130,222,740

EXPENSES
Investment management fees	24,350,686
Administrative fees	7,570,860
Distribution fees – Class IB	872,876
Printing and mailing expenses	550,443
Professional fees	286,566
Trustees’ fees	254,440
Distribution fees – Class IA	234,109
Custodian fees	153,000
Miscellaneous	181,633

Gross expenses	34,454,613
Less: Waiver from investment manager	(367,371)

Net expenses	34,087,242

NET INVESTMENT INCOME (LOSS)	96,135,498

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	68,178,916
Net distributions of realized gain received from underlying funds	3,354,780

Net realized gain (loss)	71,533,696

Net change in unrealized appreciation (depreciation) on investments in securities	179,083,067

NET REALIZED AND UNREALIZED GAIN (LOSS)	250,616,763

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$346,752,261

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$96,135,498	$132,883,646
Net realized gain (loss)	71,533,696	8,118,587
Net change in unrealized appreciation (depreciation)	179,083,067	189,864,749

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	346,752,261	330,866,982

Distributions to shareholders:
Class IA	(1,461,022)	(1,383,060)
Class IB	(5,575,979)	(5,117,059)
Class K	(137,961,471)	(126,868,624)

Total distributions to shareholders	(144,998,472)	(133,368,743)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,746,312 and 627,421 shares, respectively ]	18,777,748	6,496,197
Capital shares issued in reinvestment of dividends [ 136,973 and 133,141 shares, respectively ]	1,461,022	1,383,060
Capital shares repurchased [ (1,641,913) and (1,346,935) shares, respectively ]	(17,663,253)	(13,969,450)

Total Class IA transactions	2,575,517	(6,090,193)

Class IB
Capital shares sold [ 13,795,556 and 5,647,022 shares, respectively ]	147,578,734	58,081,997
Capital shares issued in reinvestment of dividends [ 526,008 and 495,610 shares, respectively ]	5,575,979	5,117,059
Capital shares repurchased [ (12,247,179) and (7,404,729) shares, respectively ]	(131,049,403)	(76,213,963)

Total Class IB transactions	22,105,310	(13,014,907)

Class K
Capital shares sold [ 370,810,601 and 115,974,230 shares, respectively ]	3,995,554,011	1,199,859,658
Capital shares issued in reinvestment of dividends [ 12,935,990 and 12,214,890 shares, respectively ]	137,961,471	126,868,624
Capital shares repurchased [ (349,749,080) and (210,000,340) shares, respectively ]	(3,772,491,651)	(2,166,318,996)

Total Class K transactions	361,023,831	(839,590,714)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	385,704,658	(858,695,814)

TOTAL INCREASE (DECREASE) IN NET ASSETS	587,458,447	(661,197,575)
NET ASSETS:
Beginning of year	7,467,189,624	8,128,387,199

End of year	$8,054,648,071	$7,467,189,624

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.39	$10.13	$10.18	$10.23	$10.28

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.16	0.13	0.09	0.07
Net realized and unrealized gain (loss)	0.33	0.26	(0.05)	(0.04)	(0.03)

Total from investment operations	0.43	0.42	0.08	0.05	0.04

Less distributions:
Dividends from net investment income	(0.10)	(0.16)	(0.13)	(0.09)	(0.07)
Distributions from net realized gains	(0.06)	—	—	(0.01)	(0.02)

Total dividends and distributions	(0.16)	(0.16)	(0.13)	(0.10)	(0.09)

Net asset value, end of year	$10.66	$10.39	$10.13	$10.18	$10.23

Total return	4.22%	4.18%	0.81%	0.42%	0.39%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$93,757	$88,801	$92,532	$136,657	$147,299
Ratio of expenses to average net assets:
After waivers (f)	0.67%	0.67%	0.67%	0.69%	0.70%
Before waivers (f)	0.67%	0.67%	0.67%	0.69%	0.70%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.97%	1.50%	1.27%	0.85%	0.68%
Before waivers (f)	0.97%	1.50%	1.27%	0.85%	0.68%
Portfolio turnover rate^	60%	59%	70%	44%	54%

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.32	$10.07	$10.12	$10.17	$10.22

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.15	0.13	0.09	0.07
Net realized and unrealized gain (loss)	0.34	0.26	(0.05)	(0.04)	(0.03)

Total from investment operations	0.44	0.41	0.08	0.05	0.04

Less distributions:
Dividends from net investment income	(0.10)	(0.16)	(0.13)	(0.09)	(0.07)
Distributions from net realized gains	(0.06)	—	—	(0.01)	(0.02)

Total dividends and distributions	(0.16)	(0.16)	(0.13)	(0.10)	(0.09)

Net asset value, end of year	$10.60	$10.32	$10.07	$10.12	$10.17

Total return	4.34%	4.11%	0.82%	0.42%	0.39%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$356,527	$325,835	$330,469	$360,908	$387,701
Ratio of expenses to average net assets:
After waivers (f)	0.66%	0.67%	0.67%	0.69%	0.70%
Before waivers (f)	0.67%	0.67%	0.67%	0.69%	0.70%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.97%	1.50%	1.27%	0.85%	0.68%
Before waivers (f)	0.97%	1.50%	1.27%	0.85%	0.68%
Portfolio turnover rate^	60%	59%	70%	44%	54%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERMEDIATE GOVERNMENT BOND PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.39	$10.13	$10.17	$10.23	$10.28

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.18	0.15	0.11	0.10
Net realized and unrealized gain (loss)	0.33	0.27	(0.03)	(0.05)	(0.03)

Total from investment operations	0.46	0.45	0.12	0.06	0.07

Less distributions:
Dividends from net investment income	(0.13)	(0.19)	(0.16)	(0.11)	(0.10)
Distributions from net realized gains	(0.06)	—	—	(0.01)	(0.02)

Total dividends and distributions	(0.19)	(0.19)	(0.16)	(0.12)	(0.12)

Net asset value, end of year	$10.66	$10.39	$10.13	$10.17	$10.23

Total return	4.48%	4.44%	1.16%	0.57%	0.65%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$7,604,364	$7,052,553	$7,705,387	$7,583,418	$7,589,592
Ratio of expenses to average net assets:
After waivers (f)	0.41%	0.42%	0.42%	0.44%	0.45%
Before waivers (f)	0.42%	0.42%	0.42%	0.44%	0.45%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.22%	1.75%	1.53%	1.10%	0.93%
Before waivers (f)	1.22%	1.75%	1.53%	1.10%	0.93%
Portfolio turnover rate^	60%	59%	70%	44%	54%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	EARNEST Partners, LLC

➢	Federated Global Investment Management Corp.

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	8.46%	7.44%	3.86%
Portfolio – Class IB Shares	8.45	7.44	3.83
Portfolio – Class K Shares*	8.76	7.70	5.79
International Proxy Index	4.79	6.92	5.19
MSCI EAFE® Index	7.82	7.45	5.51

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.45% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the International Proxy Index and the MSCI EAFE® Index, which returned 4.79% and 7.82%, respectively.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the MSCI EAFE Index.

Portfolio Highlights

What helped performance during the year:

•	Security selection was positive in all sectors, led by the financials, health care and consumer discretionary sectors.

•	An underweight allocation relative to the benchmark in the energy and real estate sectors added to performance.

•	BYD Company Limited Class H and Taiwan Semiconductor Manufacturing Co., Ltd. were among the largest contributors to the Portfolio’s overall performance.

What hurt performance during the year:

•	Overall, sector allocation detracted from the Portfolio, including underweighting the financials, consumer discretionary, materials, industrials and utilities sectors.

•	In Industrials, names with exposure to the automotive and aerospace end markets suffered from the impact caused by global lockdowns in response to the COVID-19 pandemic.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark. The Portfolio reduced its equity exposure at certain points of the year during which volatility was relatively high, de-equitizing by as much as 46% for 62 days.

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2020	Market Value	% of Net Assets
Financials	$195,341,303	12.9%
Industrials	176,353,140	11.6
Health Care	162,468,787	10.7
Consumer Discretionary	157,172,475	10.3
Information Technology	147,941,684	9.7
Exchange-Traded Funds	147,510,320	9.7
Consumer Staples	134,226,748	8.8
Materials	100,877,579	6.6
Communication Services	53,205,720	3.5
Repurchase Agreements	50,326,187	3.3
Energy	43,325,063	2.9
Utilities	34,061,883	2.3
Real Estate	25,512,688	1.7
Investment Company	8,000,000	0.5
Cash and Other	83,633,771	5.5

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,227.80	$5.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.79	5.40
Class IB
Actual	1,000.00	1,227.50	5.96
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.79	5.40
Class K
Actual	1,000.00	1,229.50	4.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.04	4.14

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.05%, 1.05% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (4.2%)
Afterpay Ltd.*	10,185	$926,551
AGL Energy Ltd.	30,882	284,511
AMP Ltd.	169,708	204,105
Ampol Ltd.	12,475	273,332
APA Group	56,626	421,279
Aristocrat Leisure Ltd.	27,653	660,891
ASX Ltd.	9,478	526,109
Aurizon Holdings Ltd.	90,593	272,386
AusNet Services	92,380	124,992
Australia & New Zealand Banking Group Ltd.	134,612	2,355,786
BHP Group Ltd.	139,817	4,573,611
BHP Group plc	101,018	2,659,236
BlueScope Steel Ltd.	23,636	318,524
Brambles Ltd.	73,567	601,195
CIMIC Group Ltd.*	4,886	91,798
Coca-Cola Amatil Ltd.	24,554	244,764
Cochlear Ltd.	3,004	437,711
Coles Group Ltd.	62,243	870,470
Commonwealth Bank of Australia	84,020	5,318,693
Computershare Ltd.	24,947	280,608
Crown Resorts Ltd.	17,708	131,469
CSL Ltd.	21,566	4,708,238
Dexus (REIT)	49,883	361,499
Evolution Mining Ltd.	81,425	313,245
Fortescue Metals Group Ltd.	79,108	1,428,956
Glencore plc*	475,196	1,514,105
Goodman Group (REIT)	80,011	1,166,454
GPT Group (The) (REIT)	90,839	315,145
Insurance Australia Group Ltd.	112,468	407,524
Lendlease Corp. Ltd.	30,816	311,225
Macquarie Group Ltd.	16,204	1,729,958
Magellan Financial Group Ltd.	5,973	247,098
Medibank Pvt Ltd.	133,191	309,078
Mirvac Group (REIT)	177,742	361,760
National Australia Bank Ltd.	153,614	2,676,489
Newcrest Mining Ltd.	39,550	786,060
Northern Star Resources Ltd.	34,223	334,816
Oil Search Ltd.	335,090	958,433
Orica Ltd.	19,764	230,841
Origin Energy Ltd.	78,131	286,719
Qantas Airways Ltd.	38,454	143,784
QBE Insurance Group Ltd.	68,227	448,675
Ramsay Health Care Ltd.	9,014	432,110
REA Group Ltd.	2,335	267,973
Rio Tinto Ltd.	17,619	1,546,195
Rio Tinto plc	53,254	3,983,519
Rio Tinto plc (ADR)	45,694	3,437,103
Santos Ltd.	81,328	393,128
Scentre Group (REIT)	249,610	534,974
SEEK Ltd.	15,329	337,164
Sonic Healthcare Ltd.	21,309	528,166
South32 Ltd.	231,801	441,406
Stockland (REIT)	108,686	350,248
Suncorp Group Ltd.	59,295	445,249
Sydney Airport*	65,595	324,157
Tabcorp Holdings Ltd.	105,916	318,458
Telstra Corp. Ltd.	200,141	459,810
TPG Telecom Ltd.*	19,853	110,507
Transurban Group	130,968	1,379,247
Treasury Wine Estates Ltd.	35,773	259,244
Vicinity Centres (REIT)	159,395	197,231
Washington H Soul Pattinson & Co. Ltd. (x)	6,054	140,440
Wesfarmers Ltd.	53,815	2,091,029
Westpac Banking Corp.	170,390	2,544,485
WiseTech Global Ltd.	16,772	397,609
Woodside Petroleum Ltd.	45,743	801,939
Woolworths Group Ltd.	59,428	1,801,028

		64,140,542

Austria (0.4%)
Erste Group Bank AG	91,852	2,798,542
OMV AG	6,591	265,712
Raiffeisen Bank International AG*	6,997	142,579
Verbund AG	3,108	265,213
voestalpine AG	73,559	2,632,996

		6,105,042

Belgium (0.4%)
Ageas SA/NV	8,332	443,592
Anheuser-Busch InBev SA/NV	36,379	2,533,661
Elia Group SA/NV (x)	1,557	185,456
Etablissements Franz Colruyt NV	2,495	147,737
Galapagos NV*	2,122	208,632
Groupe Bruxelles Lambert SA (Swiss Stock exchange)	1,483	151,226
Groupe Bruxelles Lambert SA (Turquoise Stock Exchange)	3,813	384,391
KBC Group NV	11,873	830,826
Proximus SADP	7,212	142,819
Sofina SA	778	263,273
Solvay SA	3,355	397,076
UCB SA	5,992	618,404
Umicore SA (x)	9,346	448,595

		6,755,688

Brazil (0.6%)
Ambev SA*	935,600	2,818,940
Banco Bradesco SA (ADR)*	585,683	3,080,693
Petroleo Brasileiro SA (ADR)	220,909	2,480,808
Yara International ASA	8,206	340,710

		8,721,151

Canada (1.2%)
Agnico Eagle Mines Ltd.	31,078	2,187,350
Canadian National Railway Co.	34,596	3,800,371
Element Fleet Management Corp.	116,358	1,223,089
Franco-Nevada Corp.	9,248	1,159,542
Magna International, Inc.	44,374	3,141,285
Restaurant Brands International, Inc.	46,420	2,836,726
Ritchie Bros Auctioneers, Inc.	45,213	3,142,781

		17,491,144

Chile (0.2%)
Antofagasta plc	19,452	383,182
Sociedad Quimica y Minera de Chile SA (ADR)	39,993	1,963,256

		2,346,438

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
China (2.4%)
51job, Inc. (ADR)*	7,988	$559,160
Alibaba Group Holding Ltd.*	157,400	4,722,538
Anhui Conch Cement Co. Ltd., Class H	275,000	1,722,197
Baidu, Inc. (ADR)*	14,534	3,142,832
BOC Hong Kong Holdings Ltd.	177,543	538,186
Budweiser Brewing Co. APAC Ltd. (m)	76,400	252,287
BYD Co. Ltd., Class H	92,000	2,411,418
China Life Insurance Co. Ltd., Class H	788,000	1,738,134
China Oilfield Services Ltd., Class H	2,988,000	2,528,398
China Resources Gas Group Ltd.	172,000	915,194
ESR Cayman Ltd. (m)*	79,800	286,160
Kingsoft Corp. Ltd.	60,000	386,974
Prosus NV*	60,109	6,488,466
Shanghai Fosun Pharmaceutical Group Co. Ltd., Class H	497,000	2,375,230
Sinopharm Group Co. Ltd., Class H	490,400	1,193,035
Tencent Holdings Ltd.	58,300	4,241,395
TravelSky Technology Ltd., Class H	779,000	1,879,058
Wilmar International Ltd.	87,155	306,652

		35,687,314

Colombia (0.3%)
Bancolombia SA (ADR)	65,057	2,613,990
Ecopetrol SA (ADR) (x)	162,702	2,100,483

		4,714,473

Czech Republic (0.0%)
Komercni banka A/S*	9,046	276,718

Denmark (1.5%)
Ambu A/S, Class B	8,228	355,461
AP Moller – Maersk A/S, Class A	156	323,912
AP Moller – Maersk A/S, Class B	291	649,357
Carlsberg A/S, Class B	4,905	785,135
Chr Hansen Holding A/S*	5,048	519,018
Coloplast A/S, Class B	5,670	865,149
Danske Bank A/S*	32,586	538,340
Demant A/S*	4,810	189,956
DSV Panalpina A/S	9,715	1,626,502
Genmab A/S*	8,750	3,537,399
GN Store Nord A/S	5,997	479,571
H Lundbeck A/S	3,686	126,327
Novo Nordisk A/S, Class B	110,636	7,747,825
Novozymes A/S, Class B	9,895	567,642
Orsted A/S (m)	9,062	1,849,615
Pandora A/S	4,664	521,336
ROCKWOOL International A/S, Class B	382	142,833
Tryg A/S	5,432	171,277
Vestas Wind Systems A/S	9,346	2,208,254

		23,204,909

Finland (0.7%)
Elisa OYJ	6,739	369,401
Fortum OYJ (x)	21,511	517,695
Kesko OYJ, Class B	12,963	333,195
Kone OYJ, Class B	16,049	1,303,032
Metso Outotec OYJ	86,500	863,874
Neste OYJ	19,957	1,442,349
Nokia OYJ*	271,732	1,046,010
Nordea Bank Abp (Aquis Stock Exchange)	2,447	19,945
Nordea Bank Abp (Turquoise Stock Exchange)	152,636	1,247,045
Orion OYJ, Class B	4,971	227,913
Sampo OYJ, Class A	22,638	956,058
Stora Enso OYJ, Class R	27,402	523,727
UPM-Kymmene OYJ	24,626	916,670
Wartsila OYJ Abp	21,524	214,303

		9,981,217

France (9.3%)
Accor SA*	58,608	2,119,315
Adevinta ASA*	11,739	197,150
Aeroports de Paris	1,430	185,352
Air Liquide SA	39,049	6,404,290
Airbus SE*	27,791	3,048,110
Alstom SA (x)*	37,717	2,147,648
Amundi SA (m)*	18,645	1,521,548
Arkema SA	3,429	391,675
Atos SE*	4,907	448,279
AXA SA‡	91,801	2,188,245
BioMerieux	2,012	283,649
BNP Paribas SA*	91,583	4,822,690
Bollore SA	39,268	162,241
Bouygues SA	10,404	427,693
Bureau Veritas SA*	14,731	391,596
Capgemini SE	49,548	7,675,244
Carrefour SA	29,618	507,645
Cie de Saint-Gobain	24,444	1,119,826
Cie Generale des Etablissements Michelin SCA	8,068	1,034,416
CNP Assurances*	8,004	128,875
Covivio (REIT)	2,419	222,672
Credit Agricole SA*	53,199	670,703
Danone SA	67,458	4,430,365
Dassault Aviation SA*	131	143,552
Dassault Systemes SE	10,220	2,074,426
Edenred	11,528	653,600
Eiffage SA*	4,043	390,389
Electricite de France SA	28,961	456,228
Engie SA*	207,733	3,177,288
EssilorLuxottica SA (Borsa Italiana Stock Exchange)	4,356	687,273
EssilorLuxottica SA (Turquoise Stock Exchange)	48,861	7,613,592
Eurazeo SE*	1,541	104,482
Faurecia SE*	3,637	186,212
Gecina SA (REIT)	2,312	356,729
Getlink SE*	21,669	375,372
Hermes International	1,499	1,610,771
Iliad SA	759	155,868
Ipsen SA	1,724	143,006
Kering SA	5,988	4,348,179
Klepierre SA (REIT)	10,221	229,626
La Francaise des Jeux SAEM (m)	4,300	196,518
Legrand SA	22,086	1,969,639
L’Oreal SA	21,170	8,038,012

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
LVMH Moet Hennessy Louis Vuitton SE	26,180	$16,340,011
Natixis SA*	40,941	139,493
Orange SA	94,031	1,118,174
Orpea SA*	2,603	342,004
Pernod Ricard SA	24,600	4,712,246
Peugeot SA (x)*	27,540	752,622
Publicis Groupe SA	10,493	522,493
Remy Cointreau SA	1,068	198,709
Renault SA*	9,620	420,261
Safran SA*	45,489	6,443,531
Sanofi	73,677	7,083,591
Sartorius Stedim Biotech	1,338	475,986
Schneider Electric SE	56,262	8,131,052
SCOR SE*	6,985	225,448
SEB SA	1,012	184,210
Societe Generale SA*	38,280	796,030
Sodexo SA	25,078	2,120,661
Suez SA	16,030	317,637
Teleperformance	6,072	2,012,465
Thales SA	5,012	458,606
TOTAL SE	187,298	8,077,085
Ubisoft Entertainment SA*	4,228	407,219
Unibail-Rodamco-Westfield (REIT)	6,455	509,262
Valeo SA	11,355	447,783
Veolia Environnement SA	24,968	610,348
Vinci SA	32,640	3,244,202
Vivendi SA	39,512	1,273,358
Wendel SE	1,377	164,773
Worldline SA (m)(x)*	11,129	1,075,423

		142,044,672

Germany (7.8%)
adidas AG*	9,037	3,288,831
Allianz SE (Registered)	33,945	8,322,810
Aroundtown SA	48,559	363,051
BASF SE	43,593	3,446,689
Bayer AG (Registered)	78,021	4,589,863
Bayerische Motoren Werke AG	15,974	1,409,542
Bayerische Motoren Werke AG (Preference) (q)	2,622	176,815
Bechtle AG	1,296	282,453
Beiersdorf AG	4,700	542,251
Brenntag AG	7,154	553,572
Carl Zeiss Meditec AG	1,857	247,051
Commerzbank AG*	49,880	320,889
Continental AG	28,242	4,183,348
Covestro AG (m)	45,244	2,790,147
Daimler AG (Registered)	40,451	2,855,806
Delivery Hero SE (m)*	6,160	955,721
Deutsche Bank AG (Registered)*	93,881	1,026,358
Deutsche Boerse AG	8,937	1,520,316
Deutsche Lufthansa AG (Registered)*	12,188	161,030
Deutsche Post AG (Registered)	98,875	4,892,021
Deutsche Telekom AG (Registered)	158,170	2,889,730
Deutsche Wohnen SE	16,576	884,726
E.ON SE	106,857	1,183,231
Evonik Industries AG	9,693	315,930
Fresenius Medical Care AG & Co. KGaA	10,038	836,331
Fresenius SE & Co. KGaA	20,469	946,225
FUCHS PETROLUB SE (Preference) (q)	2,978	168,952
GEA Group AG	43,096	1,541,540
Hannover Rueck SE	2,896	460,988
HeidelbergCement AG	7,066	528,462
HelloFresh SE*	7,014	541,539
Henkel AG & Co. KGaA	4,870	469,113
Henkel AG & Co. KGaA (Preference) (q)	8,671	977,727
HOCHTIEF AG	1,124	109,233
Infineon Technologies AG	149,071	5,716,514
Just Eat Takeaway.com NV (m)*	5,899	665,882
KION Group AG	3,422	297,483
Knorr-Bremse AG	3,551	484,477
LANXESS AG	3,877	297,253
LEG Immobilien AG	3,210	498,265
Merck KGaA	25,387	4,352,819
MTU Aero Engines AG	11,995	3,127,098
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	6,726	1,995,043
Nemetschek SE	2,890	213,246
Porsche Automobil Holding SE (Preference) (q)	7,200	496,088
Puma SE*	4,182	471,453
Rational AG	243	226,060
Rheinmetall AG	33,223	3,514,012
RWE AG	80,723	3,409,129
SAP SE	124,899	16,359,935
Sartorius AG (Preference) (q)	1,665	698,899
Scout24 AG (m)	5,370	439,866
Siemens AG (Registered)	49,559	7,115,102
Siemens Energy AG*	18,598	681,607
Siemens Healthineers AG (m)	13,155	674,652
Symrise AG	27,961	3,702,788
TeamViewer AG (m)*	6,518	349,006
Telefonica Deutschland Holding AG	52,488	144,595
Uniper SE	9,939	342,890
United Internet AG (Registered)	5,260	221,243
Volkswagen AG	1,480	307,548
Volkswagen AG (Preference) (q)	17,485	3,255,775
Vonovia SE	56,084	4,094,458
Zalando SE (m)*	7,255	807,071

		118,742,548

Hong Kong (2.0%)
AIA Group Ltd.	1,267,852	15,536,500
ASM Pacific Technology Ltd.	14,607	192,751
Bank of East Asia Ltd. (The)	69,027	147,448
CK Asset Holdings Ltd.	121,705	624,817
CK Infrastructure Holdings Ltd.	30,340	163,002
CLP Holdings Ltd.	78,564	726,614
Hang Lung Properties Ltd.	96,438	254,391
Hang Seng Bank Ltd.	35,874	618,689
Henderson Land Development Co. Ltd.	72,906	284,479
HK Electric Investments & HK Electric Investments Ltd. (m)	122,500	120,565
HKT Trust & HKT Ltd.	188,042	244,014
Hong Kong & China Gas Co. Ltd.	494,600	738,795

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares		Value (Note 1)
Hong Kong Exchanges & Clearing Ltd.	57,939		$3,176,296
Hongkong Land Holdings Ltd.	52,400		206,456
Jardine Matheson Holdings Ltd.	10,300		557,848
Jardine Strategic Holdings Ltd. (Quotrix Stock Exchange)	8,900		214,134
Jardine Strategic Holdings Ltd. (Singapore Stock Exchange)	1,000		24,880
Link REIT (REIT)	97,399		886,993
Melco Resorts & Entertainment Ltd. (ADR)	88,278		1,637,557
MTR Corp. Ltd.	74,118		414,452
New World Development Co. Ltd.	75,559		351,847
PCCW Ltd.	172,559		103,948
Power Assets Holdings Ltd.	64,496		349,416
Sino Land Co. Ltd.	135,239		176,191
Sun Hung Kai Properties Ltd.	62,278		803,333
Swire Pacific Ltd., Class A	25,331		140,502
Swire Properties Ltd.	57,600		167,544
Techtronic Industries Co. Ltd.	67,000		955,853
WH Group Ltd. (m)	475,500		398,680
Wharf Real Estate Investment Co. Ltd.	76,330		397,283
Xinyi Glass Holdings Ltd.	86,000		240,169

			30,855,447

India (0.9%)
HDFC Bank Ltd.*	178,821		3,515,114
HDFC Bank Ltd. (ADR)*	49,039		3,543,558
ICICI Bank Ltd. (ADR)*	200,011		2,972,163
Infosys Ltd. (ADR)	92,083		1,560,807
ITC Ltd.	332,805		951,945
Mahindra & Mahindra Ltd.	76,333		752,805

			13,296,392

Ireland (0.9%)
CRH plc	86,511		3,595,443
Flutter Entertainment plc (Dublin Stock Exchange)	7,383		1,505,345
Flutter Entertainment plc (London Stock Exchange)	10,682		2,207,214
ICON plc*	23,034		4,491,169
Kerry Group plc, Class A	7,774		1,125,407
Kingspan Group plc	7,370		516,805
Smurfit Kappa Group plc	10,592		492,227

			13,933,610

Israel (0.5%)
Azrieli Group Ltd.	2,018		128,172
Bank Hapoalim BM*	56,645		387,628
Bank Leumi Le-Israel BM	70,852		416,718
Check Point Software Technologies Ltd.*	23,514		3,125,246
Elbit Systems Ltd.	1,207		158,920
ICL Group Ltd.	29,531		150,345
Isracard Ltd.	—	#	2
Israel Discount Bank Ltd., Class A	53,507		205,806
Mizrahi Tefahot Bank Ltd.	5,915		136,672
Nice Ltd.*	3,024		846,940
Nice Ltd. (ADR)*	3,823		1,083,973
Teva Pharmaceutical Industries Ltd. (ADR)*	53,177		513,158
Wix.com Ltd.*	2,454		613,402

			7,766,982

Italy (1.6%)
Amplifon SpA*	5,910		245,767
Assicurazioni Generali SpA	51,466		896,575
Atlantia SpA*	23,739		426,746
Davide Campari-Milano NV	26,542		302,850
DiaSorin SpA	1,271		264,117
Enel SpA	386,028		3,902,888
Eni SpA	124,187		1,296,843
Ferrari NV	5,991		1,380,711
FinecoBank Banca Fineco SpA*	29,909		489,614
Infrastrutture Wireless Italiane SpA (m)	12,098		146,761
Intesa Sanpaolo SpA*	782,857		1,829,167
Leonardo SpA	304,389		2,197,674
Mediobanca Banca di Credito Finanziario SpA*	117,975		1,086,696
Moncler SpA*	9,008		551,772
Nexi SpA (m)*	18,893		377,138
Poste Italiane SpA (m)	23,675		240,636
Prysmian SpA	154,691		5,495,488
Recordati Industria Chimica e Farmaceutica SpA	5,044		279,324
Snam SpA	98,152		551,694
Telecom Italia SpA (Aquis Stock Exchange)	300,162		155,404
Telecom Italia SpA (Turquoise Stock Exchange)	430,735		198,591
Terna Rete Elettrica Nazionale SpA	70,174		535,800
UniCredit SpA*	99,779		932,253

			23,784,509

Japan (15.9%)
ABC-Mart, Inc.	1,240		68,932
Acom Co. Ltd.	17,200		73,461
Advantest Corp.	9,300		696,228
Aeon Co. Ltd.	30,652		1,004,862
AEON Financial Service Co. Ltd.	54,000		646,400
Aeon Mall Co. Ltd.	5,768		95,077
AGC, Inc.	9,050		315,530
Air Water, Inc.	8,800		156,304
Aisin Seiki Co. Ltd.	8,038		240,934
Ajinomoto Co., Inc.	21,768		492,787
Alfresa Holdings Corp.	8,964		163,992
Amada Co. Ltd.	14,048		154,146
ANA Holdings, Inc.	6,130		135,180
Asahi Group Holdings Ltd.	21,187		870,831
Asahi Intecc Co. Ltd.	9,300		339,107
Asahi Kasei Corp.	58,878		601,296
Astellas Pharma, Inc.	88,150		1,360,816
Azbil Corp.	5,900		322,270
Bandai Namco Holdings, Inc.	25,719		2,223,309
Bank of Kyoto Ltd. (The)	2,616		136,051
Bridgestone Corp.	25,964		850,924
Brother Industries Ltd.	10,615		218,561
Calbee, Inc.	4,300		129,514
Canon, Inc. (x)	47,330		906,675
Capcom Co. Ltd.	4,200		272,529
Casio Computer Co. Ltd.	8,627		157,576
Central Japan Railway Co.	6,900		974,975
Chiba Bank Ltd. (The)	27,572		151,672
Chubu Electric Power Co., Inc.	30,454		366,610

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Chugai Pharmaceutical Co. Ltd.	79,041	$4,212,509
Chugoku Electric Power Co., Inc. (The)	13,862	162,308
Coca-Cola Bottlers Japan Holdings, Inc.	6,600	102,846
Concordia Financial Group Ltd.	48,300	169,802
Cosmos Pharmaceutical Corp.	1,000	161,542
CyberAgent, Inc.	4,800	330,522
Dai Nippon Printing Co. Ltd.	11,481	206,259
Daifuku Co. Ltd.	17,500	2,162,607
Dai-ichi Life Holdings, Inc.	51,700	777,090
Daiichi Sankyo Co. Ltd.	80,361	2,751,209
Daikin Industries Ltd.	11,923	2,646,605
Daito Trust Construction Co. Ltd.	3,238	302,303
Daiwa House Industry Co. Ltd.	27,258	808,857
Daiwa House REIT Investment Corp. (REIT)	90	222,440
Daiwa Securities Group, Inc.	72,076	328,078
Denso Corp.	81,712	4,854,210
Dentsu Group, Inc.	10,074	299,035
Disco Corp.	1,400	471,164
East Japan Railway Co.	14,325	955,185
Eisai Co. Ltd.	12,154	867,748
ENEOS Holdings, Inc.	142,038	509,524
FANUC Corp.	9,144	2,245,817
Fast Retailing Co. Ltd.	2,716	2,432,313
Fuji Electric Co. Ltd.	5,457	196,337
FUJIFILM Holdings Corp.	17,168	904,165
Fujitsu Ltd.	9,274	1,338,715
Fukuoka Financial Group, Inc.	8,996	159,698
GLP J-REIT (REIT)*	182	286,603
GMO Payment Gateway, Inc.	1,800	241,267
Hakuhodo DY Holdings, Inc.	9,660	132,380
Hamamatsu Photonics KK	6,600	377,125
Hankyu Hanshin Holdings, Inc.	10,800	358,762
Harmonic Drive Systems, Inc.	1,800	160,728
Hikari Tsushin, Inc.	900	210,760
Hino Motors Ltd.	15,530	132,205
Hirose Electric Co. Ltd.	1,567	237,505
Hisamitsu Pharmaceutical Co., Inc.	2,567	152,397
Hitachi Construction Machinery Co. Ltd.	4,751	134,816
Hitachi Ltd.	205,442	8,087,954
Hitachi Metals Ltd.	10,086	152,968
Honda Motor Co. Ltd.	77,404	2,157,087
Hoshizaki Corp.	2,200	201,772
Hoya Corp.	38,902	5,376,316
Hulic Co. Ltd.	14,400	158,009
Ibiden Co. Ltd.	5,000	233,161
Idemitsu Kosan Co. Ltd.	8,795	193,353
Iida Group Holdings Co. Ltd.	7,100	143,300
Inpex Corp. (x)	50,400	271,390
Isuzu Motors Ltd.	25,869	245,524
Ito En Ltd.	2,700	170,752
ITOCHU Corp.	64,632	1,855,302
Itochu Techno-Solutions Corp.	4,900	174,873
Japan Airlines Co. Ltd.	5,458	105,455
Japan Airport Terminal Co. Ltd.	11,100	671,880
Japan Exchange Group, Inc.	24,800	633,600
Japan Post Bank Co. Ltd.	18,800	154,216
Japan Post Holdings Co. Ltd.	74,300	577,677
Japan Post Insurance Co. Ltd.	9,800	200,451
Japan Real Estate Investment Corp. (REIT)	62	357,871
Japan Retail Fund Investment Corp. (REIT)	128	232,558
Japan Tobacco, Inc. (x)	57,000	1,160,370
JFE Holdings, Inc.	24,876	238,027
JSR Corp.	9,118	253,790
Kajima Corp.	20,869	279,318
Kakaku.com, Inc.	7,000	191,855
Kansai Electric Power Co., Inc. (The)	34,923	329,326
Kansai Paint Co. Ltd.	8,452	259,892
Kao Corp. (x)	38,367	2,961,455
KDDI Corp.	76,200	2,262,643
Keihan Holdings Co. Ltd.	4,800	229,877
Keikyu Corp.	10,032	171,872
Keio Corp.	4,869	377,241
Keisei Electric Railway Co. Ltd.	5,677	191,882
Keyence Corp.	8,632	4,848,734
Kikkoman Corp.	6,823	473,787
Kintetsu Group Holdings Co. Ltd.	8,098	354,491
Kirin Holdings Co. Ltd.	39,891	940,339
Kobayashi Pharmaceutical Co. Ltd.	2,300	280,887
Kobe Bussan Co. Ltd.	6,200	190,945
Koei Tecmo Holdings Co. Ltd.	2,100	128,129
Koito Manufacturing Co. Ltd.	25,000	1,699,676
Komatsu Ltd.	83,172	2,269,499
Konami Holdings Corp.	4,188	235,247
Kose Corp.	7,500	1,278,388
Kubota Corp. (x)	49,608	1,081,474
Kuraray Co. Ltd.	14,092	149,716
Kurita Water Industries Ltd.	4,614	176,284
Kyocera Corp.	14,908	913,351
Kyowa Kirin Co. Ltd.	12,267	334,312
Kyushu Electric Power Co., Inc.	17,588	151,258
Kyushu Railway Co.	7,000	150,840
Lasertec Corp.	3,800	445,673
Lawson, Inc.	2,380	110,754
Lion Corp.	10,800	261,279
Lixil Corp.	13,023	281,762
M3, Inc.	20,900	1,972,095
Makita Corp.	10,592	530,344
Marubeni Corp.	79,168	526,049
Marui Group Co. Ltd.	9,686	169,978
Mazda Motor Corp.	28,235	189,227
McDonald’s Holdings Co. Japan Ltd. (x)	3,080	149,145
Medipal Holdings Corp.	9,622	180,596
Meiji Holdings Co. Ltd.	5,632	395,994
Mercari, Inc.*	3,900	172,800
Minebea Mitsumi, Inc.	16,800	333,218
MISUMI Group, Inc.	13,100	429,456
Mitsubishi Chemical Holdings Corp.	62,359	376,974
Mitsubishi Corp.	63,284	1,557,355
Mitsubishi Electric Corp.	85,771	1,293,356
Mitsubishi Estate Co. Ltd.	55,811	895,635
Mitsubishi Gas Chemical Co., Inc.	6,855	157,276
Mitsubishi Heavy Industries Ltd.	14,725	450,071
Mitsubishi UFJ Financial Group, Inc.	578,116	2,553,665
Mitsubishi UFJ Lease & Finance Co. Ltd.	20,200	96,838

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Mitsui & Co. Ltd.	76,754	$1,404,549
Mitsui Chemicals, Inc.	8,757	256,549
Mitsui Fudosan Co. Ltd.	43,227	903,641
Miura Co. Ltd.	4,400	245,451
Mizuho Financial Group, Inc.	113,404	1,436,015
MonotaRO Co. Ltd.	6,000	305,070
MS&AD Insurance Group Holdings, Inc.	21,236	645,996
Murata Manufacturing Co. Ltd.	27,513	2,483,378
Nabtesco Corp.	32,500	1,422,691
Nagoya Railroad Co. Ltd. (x)	9,200	242,530
NEC Corp.	12,174	653,179
Nexon Co. Ltd.	23,600	726,822
NGK Insulators Ltd.	12,767	196,843
NGK Spark Plug Co. Ltd.	6,848	116,924
NH Foods Ltd.	3,737	164,311
Nidec Corp.	45,184	5,679,999
Nihon M&A Center, Inc.	6,900	461,091
Nintendo Co. Ltd.	5,339	3,403,868
Nippon Building Fund, Inc. (REIT)	72	416,987
Nippon Express Co. Ltd.	3,442	231,011
Nippon Paint Holdings Co. Ltd.	7,100	779,071
Nippon Prologis REIT, Inc. (REIT)*	90	280,664
Nippon Sanso Holdings Corp.	6,700	124,325
Nippon Shinyaku Co. Ltd.	2,400	157,358
Nippon Steel Corp.*	38,529	495,535
Nippon Telegraph & Telephone Corp.	61,516	1,576,104
Nippon Yusen KK	6,644	154,558
Nissan Chemical Corp.	6,000	375,381
Nissan Motor Co. Ltd.	114,347	620,157
Nisshin Seifun Group, Inc.	8,261	131,290
Nissin Foods Holdings Co. Ltd.	3,006	257,354
Nitori Holdings Co. Ltd.	3,850	806,130
Nitto Denko Corp.	7,611	680,350
Nomura Holdings, Inc.	152,108	802,856
Nomura Real Estate Holdings, Inc.	4,775	105,577
Nomura Real Estate Master Fund, Inc. (REIT)	205	293,041
Nomura Research Institute Ltd.	14,977	535,955
NSK Ltd.	15,570	135,109
NTT Data Corp.	29,400	401,757
Obayashi Corp.	31,066	267,771
Obic Co. Ltd.	3,500	702,678
Odakyu Electric Railway Co. Ltd.	14,351	450,315
Oji Holdings Corp.	45,512	258,734
Olympus Corp.	55,208	1,206,497
Omron Corp.	8,644	770,179
Ono Pharmaceutical Co. Ltd.	18,075	544,062
Oracle Corp.	1,740	226,652
Oriental Land Co. Ltd.	9,344	1,542,025
ORIX Corp.	62,010	951,575
Orix JREIT, Inc. (REIT)	120	198,150
Osaka Gas Co. Ltd.	16,973	347,169
Otsuka Corp.	4,934	260,426
Otsuka Holdings Co. Ltd.	18,900	808,679
Pan Pacific International Holdings Corp.	20,200	467,170
Panasonic Corp.	104,986	1,210,458
PeptiDream, Inc.*	4,300	218,217
Persol Holdings Co. Ltd.	7,600	136,977
Pigeon Corp. (x)	5,500	226,648
Pola Orbis Holdings, Inc.	4,800	97,343
Rakuten, Inc.	40,000	385,066
Recruit Holdings Co. Ltd.	64,400	2,695,002
Renesas Electronics Corp.*	35,400	369,925
Resona Holdings, Inc.	100,459	350,641
Ricoh Co. Ltd.	32,780	214,925
Rinnai Corp.	1,584	183,781
Rohm Co. Ltd.	3,926	379,843
Ryohin Keikaku Co. Ltd.	10,600	216,096
Santen Pharmaceutical Co. Ltd.	17,455	283,155
SBI Holdings, Inc.	11,560	273,956
SCSK Corp.	2,600	148,564
Secom Co. Ltd.	32,427	2,988,792
Sega Sammy Holdings, Inc.	7,675	120,936
Seibu Holdings, Inc.	9,100	89,101
Seiko Epson Corp.	13,400	198,687
Sekisui Chemical Co. Ltd.	18,014	340,897
Sekisui House Ltd.	29,670	603,428
Seven & i Holdings Co. Ltd.	35,212	1,247,791
SG Holdings Co. Ltd.	14,800	403,057
Sharp Corp.*	8,500	128,749
Shimadzu Corp.	10,240	397,680
Shimamura Co. Ltd.	1,246	130,809
Shimano, Inc.	8,836	2,061,063
Shimizu Corp.	24,410	177,304
Shin-Etsu Chemical Co. Ltd.	29,964	5,235,103
Shinsei Bank Ltd.	8,417	103,608
Shionogi & Co. Ltd.	12,507	682,552
Shiseido Co. Ltd.	50,122	3,463,954
Shizuoka Bank Ltd. (The)	20,124	147,341
SMC Corp.	2,748	1,675,334
SoftBank Corp.	136,300	1,706,803
SoftBank Group Corp.	74,344	5,801,791
Sohgo Security Services Co. Ltd.	3,600	186,528
Sompo Holdings, Inc.	16,027	647,723
Sony Corp.	100,964	10,056,799
Square Enix Holdings Co. Ltd.	4,200	254,632
Stanley Electric Co. Ltd.	5,884	189,476
Subaru Corp.	29,180	582,865
SUMCO Corp.	11,600	254,233
Sumitomo Chemical Co. Ltd.	67,658	271,929
Sumitomo Corp.	56,328	744,912
Sumitomo Dainippon Pharma Co. Ltd. (x)	8,392	123,781
Sumitomo Electric Industries Ltd.	35,260	466,639
Sumitomo Metal Mining Co. Ltd.	10,991	487,413
Sumitomo Mitsui Financial Group, Inc.	61,952	1,912,769
Sumitomo Mitsui Trust Holdings, Inc.	16,533	508,695
Sumitomo Realty & Development Co. Ltd.	14,426	444,425
Sundrug Co. Ltd.	3,200	127,684
Suntory Beverage & Food Ltd.	6,300	222,701
Suzuken Co. Ltd.	3,606	130,264
Suzuki Motor Corp.	17,336	802,874
Sysmex Corp.	7,900	948,719
T&D Holdings, Inc.	26,668	314,318
Taiheiyo Cement Corp.	5,600	139,871
Taisei Corp.	9,636	331,761
Taisho Pharmaceutical Holdings Co. Ltd.	1,771	119,204
Takeda Pharmaceutical Co. Ltd.	74,577	2,712,088

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
TDK Corp.	22,671	$3,412,012
Teijin Ltd.	9,150	171,914
Terumo Corp.	160,500	6,702,591
THK Co. Ltd.	5,608	180,859
TIS, Inc.	11,300	231,352
Tobu Railway Co. Ltd.	8,998	267,966
Toho Co. Ltd.	5,746	242,072
Toho Gas Co. Ltd.	3,718	245,934
Tohoku Electric Power Co., Inc.	19,259	158,541
Tokio Marine Holdings, Inc.	64,515	3,316,504
Tokyo Century Corp.	2,200	174,287
Tokyo Electric Power Co. Holdings, Inc.*	66,358	174,804
Tokyo Electron Ltd.	7,136	2,653,841
Tokyo Gas Co. Ltd.	18,542	428,106
Tokyu Corp.	25,005	310,216
Tokyu Fudosan Holdings Corp.	28,992	154,429
Toppan Printing Co. Ltd.	13,955	196,644
Toray Industries, Inc.	68,774	406,896
Toshiba Corp.	18,368	513,212
Tosoh Corp.	13,300	207,122
TOTO Ltd.	6,433	386,273
Toyo Suisan Kaisha Ltd.	3,856	187,469
Toyoda Gosei Co. Ltd.	3,542	102,739
Toyota Industries Corp.	6,918	548,723
Toyota Motor Corp.	100,650	7,756,254
Toyota Tsusho Corp.	10,014	403,935
Trend Micro, Inc. (x)	6,182	355,635
Tsuruha Holdings, Inc.	1,700	241,693
Unicharm Corp.	19,082	904,064
United Urban Investment Corp. (REIT)	153	189,074
USS Co. Ltd.	11,310	228,489
Welcia Holdings Co. Ltd.	5,000	188,611
West Japan Railway Co.	7,700	402,618
Yakult Honsha Co. Ltd.	5,807	292,445
Yamada Holdings Co. Ltd.	31,820	168,877
Yamaha Corp.	27,379	1,609,516
Yamaha Motor Co. Ltd.	12,832	261,474
Yamato Holdings Co. Ltd.	15,236	388,223
Yamazaki Baking Co. Ltd.	6,071	101,365
Yaskawa Electric Corp.	11,640	578,308
Yokogawa Electric Corp.	10,903	216,888
Z Holdings Corp.	125,900	761,338
ZOZO, Inc.	5,100	125,901

		241,318,352

Jordan (0.0%)
Hikma Pharmaceuticals plc	7,283	250,780

Luxembourg (0.3%)
ArcelorMittal SA*	33,584	774,607
Eurofins Scientific SE*	40,844	3,424,436
SES SA (FDR)	18,536	174,725

		4,373,768

Macau (0.1%)
Galaxy Entertainment Group Ltd.	102,000	792,717
Sands China Ltd.	116,000	509,490
SJM Holdings Ltd.	95,000	106,244
Wynn Macau Ltd.*	75,600	126,968

		1,535,419

Malta (0.0%)
BGP Holdings plc (r)*	1,331,785	—

Mexico (0.4%)
Fomento Economico Mexicano SAB de CV (ADR)	21,900	1,659,363
Fresnillo plc	8,744	135,059
Grupo Financiero Banorte SAB de CV, Class O*	747,991	4,121,571
Wal-Mart de Mexico SAB de CV	159,732	448,706

		6,364,699

Netherlands (3.5%)
ABN AMRO Bank NV (CVA) (m)	18,999	186,145
Adyen NV (m)*	862	2,006,084
Aegon NV	87,773	346,882
Akzo Nobel NV	46,580	4,999,626
Altice Europe NV, Class A*	30,101	195,926
Argenx SE*	2,053	604,941
ASML Holding NV	31,143	15,125,126
Euronext NV (m)	12,700	1,398,673
EXOR NV	5,400	436,847
Heineken Holding NV	5,319	500,668
Heineken NV	32,949	3,671,801
ING Groep NV	183,467	1,712,596
JDE Peet’s NV (x)*	3,558	160,608
Koninklijke Ahold Delhaize NV	53,152	1,500,605
Koninklijke DSM NV	8,284	1,424,917
Koninklijke KPN NV	166,917	507,135
Koninklijke Philips NV*	84,301	4,508,741
Koninklijke Vopak NV	3,559	186,914
NN Group NV	47,976	2,082,409
Randstad NV*	5,930	385,691
Royal Dutch Shell plc, Class B	175,887	3,029,178
Royal Dutch Shell plc (Amsterdam Stock Exchange), Class A (x)	204,061	3,643,140
Royal Dutch Shell plc (London Stock Exchange), Class A	194,655	3,454,623
Wolters Kluwer NV	12,922	1,090,192

		53,159,468

New Zealand (0.2%)
a2 Milk Co. Ltd. (The)*	34,512	299,715
Auckland International Airport Ltd.	61,256	334,079
Fisher & Paykel Healthcare Corp. Ltd.	28,329	672,018
Mercury NZ Ltd.	32,014	150,412
Meridian Energy Ltd.	63,728	340,224
Ryman Healthcare Ltd.	17,319	189,283
Spark New Zealand Ltd.	90,308	305,390
Xero Ltd.*	5,763	652,319

		2,943,440

Norway (1.1%)
DNB ASA	222,927	4,367,932
Equinor ASA	46,138	779,975
Equinor ASA (ADR)	203,976	3,349,286
Gjensidige Forsikring ASA	9,228	205,993
Mowi ASA	155,333	3,460,198
Norsk Hydro ASA	605,380	2,814,292
Orkla ASA	36,675	372,129
Schibsted ASA, Class A*	27,088	1,157,225

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Schibsted ASA, Class B*	4,124	$153,816
Telenor ASA	32,730	556,936

		17,217,782

Peru (0.1%)
Credicorp Ltd.	4,679	767,450

Portugal (0.1%)
EDP – Energias de Portugal SA	133,477	840,749
Galp Energia SGPS SA	25,148	268,941
Jeronimo Martins SGPS SA	10,931	184,550

		1,294,240

Russia (0.0%)
Evraz plc	27,437	176,945

Singapore (0.9%)
Ascendas REIT (REIT)	162,112	365,537
CapitaLand Integrated Commercial Trust (REIT)	216,357	353,610
CapitaLand Ltd.	115,002	285,417
City Developments Ltd.	22,880	137,980
DBS Group Holdings Ltd.	432,460	8,193,703
Genting Singapore Ltd.	314,238	202,105
Keppel Corp. Ltd.	65,985	268,613
Mapletree Commercial Trust (REIT)	108,700	175,190
Mapletree Logistics Trust (REIT)	136,444	207,516
Oversea-Chinese Banking Corp. Ltd.	156,952	1,194,716
Singapore Airlines Ltd.*	60,205	194,974
Singapore Exchange Ltd.	36,002	252,799
Singapore Technologies Engineering Ltd.	76,819	222,040
Singapore Telecommunications Ltd.	382,719	668,947
Suntec REIT (REIT)	108,300	122,100
United Overseas Bank Ltd.	56,621	967,818
UOL Group Ltd.	19,174	111,858
Venture Corp. Ltd.	12,700	186,618

		14,111,541

South Africa (0.3%)
Anglo American plc	149,838	4,967,885

South Korea (0.7%)
Hugel, Inc.*	1,594	275,571
NAVER Corp.*	10,680	2,875,725
Samsung Electronics Co. Ltd.	99,498	7,419,072

		10,570,368

Spain (1.7%)
ACS Actividades de Construccion y Servicios SA	12,833	425,642
Aena SME SA (m)*	3,109	540,091
Amadeus IT Group SA	95,761	6,967,712
Banco Bilbao Vizcaya Argentaria SA	313,422	1,544,969
Banco Santander SA	1,407,058	4,362,650
CaixaBank SA	171,077	439,101
Cellnex Telecom SA (m)	15,041	902,572
Enagas SA	12,401	272,164
Endesa SA	14,581	398,118
Ferrovial SA	23,678	653,733
Grifols SA (x)	14,691	428,581
Iberdrola SA	285,495	4,080,667
Industria de Diseno Textil SA	51,317	1,632,484
Naturgy Energy Group SA	13,273	307,436
Red Electrica Corp. SA (x)	19,777	405,294
Repsol SA	71,426	719,875
Siemens Gamesa Renewable Energy SA	11,942	482,748
Telefonica SA (r)*	12,613	50,001
Telefonica SA	227,079	900,199

		25,514,037

Sweden (1.7%)
Alfa Laval AB*	14,807	407,266
Assa Abloy AB, Class B	126,060	3,102,624
Atlas Copco AB, Class A	32,220	1,649,065
Atlas Copco AB, Class B	18,539	829,879
Boliden AB	13,233	468,678
Electrolux AB	11,287	262,503
Epiroc AB, Class A	31,268	568,727
Epiroc AB, Class B	18,745	316,684
EQT AB (x)	11,891	304,082
Essity AB, Class B	28,705	922,805
Evolution Gaming Group AB (m)	7,687	779,949
Fastighets AB Balder, Class B*	4,806	250,534
Hennes & Mauritz AB, Class B (x)	39,082	817,019
Hexagon AB, Class B	13,246	1,207,138
Husqvarna AB, Class B	20,376	263,752
ICA Gruppen AB	5,070	253,204
Industrivarden AB, Class A*	5,071	169,001
Industrivarden AB, Class C*	7,018	226,467
Investment AB Latour, Class B	7,405	179,734
Investor AB, Class B	21,607	1,573,596
Kinnevik AB, Class B*	11,276	569,447
L E Lundbergforetagen AB, Class B*	3,641	194,981
Lundin Energy AB	9,056	244,682
Nibe Industrier AB, Class B	14,309	469,048
Sandvik AB*	53,473	1,308,293
Securitas AB, Class B	14,632	236,083
Skandinaviska Enskilda Banken AB, Class A*	75,885	779,363
Skanska AB, Class B	16,618	423,549
SKF AB, Class B	17,882	463,807
Svenska Cellulosa AB SCA, Class B*	27,980	487,327
Svenska Handelsbanken AB, Class A*	75,300	755,965
Swedbank AB, Class A*	43,070	754,442
Swedish Match AB	7,506	581,862
Tele2 AB, Class B	23,598	311,481
Telefonaktiebolaget LM Ericsson, Class B	138,042	1,638,196
Telia Co. AB	118,789	490,310
Volvo AB, Class B*	67,587	1,592,003

		25,853,546

Switzerland (8.1%)
ABB Ltd. (Registered)	87,470	2,441,414
Adecco Group AG (Registered)	7,311	488,556
Alcon, Inc.*	29,335	1,949,702

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Baloise Holding AG (Registered)	2,173	$386,589
Banque Cantonale Vaudoise (Registered) (x)	1,456	158,379
Barry Callebaut AG (Registered)	152	361,242
Chocoladefabriken Lindt & Spruengli AG	46	448,413
Chocoladefabriken Lindt & Spruengli AG (Registered)	4	399,413
Cie Financiere Richemont SA (Registered)	24,775	2,241,028
Clariant AG (Registered)	9,525	202,486
Coca-Cola HBC AG	87,595	2,847,317
Credit Suisse Group AG (Registered)	255,474	3,289,736
Credit Suisse Group AG (ADR)	149,629	1,915,251
EMS-Chemie Holding AG (Registered)	394	379,625
Geberit AG (Registered)	1,746	1,093,000
Givaudan SA (Registered)	437	1,841,195
Julius Baer Group Ltd.	38,087	2,194,100
Kuehne + Nagel International AG (Registered)	2,552	578,834
LafargeHolcim Ltd. (Registered)*	24,954	1,370,455
Logitech International SA (Registered)	7,769	753,996
Lonza Group AG (Registered)	10,765	6,916,449
Nestle SA (Registered)	238,720	28,113,574
Novartis AG (Registered)	155,213	14,665,726
Novartis AG (ADR)	27,172	2,565,852
Partners Group Holding AG	1,751	2,056,975
Roche Holding AG	59,537	20,780,451
Schindler Holding AG	1,914	515,848
Schindler Holding AG (Registered)	943	253,938
SGS SA (Registered)	283	853,507
Sika AG (Registered)	11,600	3,168,282
Sonova Holding AG (Registered)*	2,657	690,286
STMicroelectronics NV	113,629	4,203,314
Straumann Holding AG (Registered)	501	583,736
Swatch Group AG (The)	1,454	396,635
Swatch Group AG (The) (Registered) (x)	2,170	114,616
Swiss Life Holding AG (Registered)*	1,444	672,660
Swiss Prime Site AG (Registered)	3,599	353,274
Swiss Re AG	13,562	1,276,694
Swisscom AG (Registered)	1,243	669,869
Tecan Group AG (Registered)	4,100	2,009,014
Temenos AG (Registered)	3,226	450,576
UBS Group AG (Registered)	175,371	2,470,209
Vifor Pharma AG (x)	2,057	322,967
Zurich Insurance Group AG	7,141	3,012,723

		122,457,906

Taiwan (1.3%)
ASE Technology Holding Co. Ltd.	817,000	2,363,944
Delta Electronics, Inc.	234,000	2,190,263
Hon Hai Precision Industry Co. Ltd.	652,040	2,134,945
Taiwan Semiconductor Manufacturing Co. Ltd.	255,000	4,809,951
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	79,461	8,664,427

		20,163,530

United Arab Emirates (0.1%)
Network International Holdings plc (m)*	304,391	1,359,488

United Kingdom (8.5%)
3i Group plc	47,353	749,866
Admiral Group plc	9,097	361,511
Ashtead Group plc	21,353	1,003,904
Associated British Foods plc*	16,716	517,531
AstraZeneca plc	112,284	11,245,883
Auto Trader Group plc (m)	43,331	353,161
AVEVA Group plc	4,961	217,229
Aviva plc	189,775	843,950
BAE Systems plc	457,355	3,057,116
Barclays plc	2,633,117	5,281,635
Barratt Developments plc	47,103	431,569
Berkeley Group Holdings plc	6,049	392,259
BP plc	961,759	3,351,143
British American Tobacco plc	108,890	4,032,404
British Land Co. plc (The) (REIT)	44,534	297,802
BT Group plc*	427,232	772,657
Bunzl plc	16,346	546,088
Burberry Group plc*	54,643	1,337,191
CK Hutchison Holdings Ltd.	127,205	887,692
CNH Industrial NV*	48,909	616,915
Coca-Cola European Partners plc	9,524	474,581
Compass Group plc	85,291	1,589,741
Croda International plc	6,336	571,509
DCC plc	4,630	327,846
Diageo plc	328,213	12,917,364
Direct Line Insurance Group plc	66,098	288,341
Entain plc	28,256	437,985
Experian plc	104,548	3,970,260
Fiat Chrysler Automobiles NV*	51,657	925,145
GlaxoSmithKline plc	238,135	4,370,218
Halma plc	18,064	604,965
Hargreaves Lansdown plc	14,941	311,585
HSBC Holdings plc	966,668	5,008,088
Imperial Brands plc	45,349	952,237
Informa plc	233,976	1,756,592
InterContinental Hotels Group plc	7,990	512,445
Intertek Group plc	7,755	598,968
J Sainsbury plc	82,144	253,308
JD Sports Fashion plc*	19,910	234,152
Johnson Matthey plc	9,731	322,698
Kingfisher plc*	102,226	378,003
Land Securities Group plc (REIT) (x)	35,206	324,396
Legal & General Group plc	279,831	1,018,665
Linde plc	22,147	5,762,903
Lloyds Banking Group plc	3,357,200	1,672,950
London Stock Exchange Group plc	26,272	3,236,301
M&G plc	119,696	324,013
Melrose Industries plc*	223,402	543,947
Mondi plc	22,999	540,802
National Grid plc	166,974	1,975,115
Natwest Group plc	224,184	513,967
Next plc*	6,506	630,438

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Ocado Group plc*	27,217	$851,204
Pearson plc (x)	36,567	340,237
Persimmon plc	15,045	569,284
Phoenix Group Holdings plc	26,082	249,884
Prudential plc	123,823	2,280,848
Reckitt Benckiser Group plc	86,725	7,758,579
RELX plc (London Stock Exchange)	37,831	927,330
RELX plc (Turquoise Stock Exchange)	132,977	3,253,901
Rentokil Initial plc	89,428	623,204
Rolls-Royce Holdings plc*	1,421,104	2,161,988
RSA Insurance Group plc	48,312	447,536
Sage Group plc (The)	53,477	425,615
Schroders plc	5,534	252,536
Segro plc (REIT)	55,303	716,640
Severn Trent plc	11,832	370,366
Smith & Nephew plc	40,844	843,398
Smiths Group plc	19,160	394,199
Spirax-Sarco Engineering plc	3,442	531,648
SSE plc	49,698	1,019,430
St James’s Place plc	25,256	391,483
Standard Chartered plc	128,576	819,181
Standard Life Aberdeen plc	104,575	402,277
Taylor Wimpey plc	165,986	376,343
Tesco plc	467,663	1,479,870
Travis Perkins plc*	76,500	1,409,147
Unilever plc (Cboe Europe)	70,204	4,250,928
Unilever plc (London Stock Exchange)	54,586	3,278,468
United Utilities Group plc	31,732	388,372
Vodafone Group plc	1,273,131	2,105,573
Whitbread plc*	9,946	421,636
Wm Morrison Supermarkets plc	113,467	275,187
WPP plc	57,450	628,503

		129,891,829

United States (1.1%)
Accenture plc, Class A	5,298	1,383,891
Alphabet, Inc., Class C*	885	1,550,414
Carnival Corp.	147,890	3,203,297
Core Laboratories NV	78,107	2,070,616
CyberArk Software Ltd.*	2,020	326,412
Everest Re Group Ltd.	9,088	2,127,410
Ferguson plc	10,707	1,300,779
Ingersoll Rand, Inc.*	27,094	1,234,403
James Hardie Industries plc (CHDI)*	20,976	618,073
QIAGEN NV*	44,809	2,323,752
Tenaris SA	22,523	182,261

		16,321,308

Total Common Stocks (81.0%) (Cost $787,825,611)		1,230,462,577

EXCHANGE TRADED FUNDS (ETF):
Equity (9.7%)
iShares China Large-Cap ETF (x)	126,410	5,869,216
iShares Core MSCI EAFE ETF	366,400	25,314,576
iShares Core MSCI Emerging Markets ETF	8,200	508,728
iShares Latin America 40 ETF (x)	48,447	1,421,919
iShares MSCI Australia ETF (x)	80,015	1,916,359
iShares MSCI Austria ETF (x)‡	152,837	3,030,758
iShares MSCI Belgium ETF (x)	62,597	1,228,347
iShares MSCI France ETF (x)	97,767	3,251,730
iShares MSCI Germany ETF (x)	275,810	8,762,484
iShares MSCI Hong Kong ETF (x)	10,677	263,081
iShares MSCI Indonesia ETF (x)	26,800	627,656
iShares MSCI Ireland ETF (x)	32,500	1,641,250
iShares MSCI Israel ETF (x)	26,600	1,705,326
iShares MSCI Italy ETF (x)	298,724	8,794,435
iShares MSCI Japan ETF	72,270	4,882,561
iShares MSCI Malaysia ETF	9,164	263,923
iShares MSCI Mexico ETF (x)	11,748	505,047
iShares MSCI Netherlands ETF (x)	2,993	123,731
iShares MSCI New Zealand ETF (x)	10,500	714,735
iShares MSCI Norway ETF (x)‡	54,300	1,362,387
iShares MSCI Poland ETF	12,000	228,240
iShares MSCI Singapore ETF (x)	64,563	1,386,813
iShares MSCI Spain ETF (x)	160,621	4,343,192
JPMorgan BetaBuilders Japan ETF (x)	21,300	596,400
SPDR Portfolio Developed World ex-US ETF (x)	362,200	12,224,250
SPDR S&P Emerging Asia Pacific ETF (x)	3,679	468,374
Vanguard FTSE Developed Markets ETF (x)	190,900	9,012,389
Vanguard FTSE Emerging Markets ETF	154,100	7,721,951
Vanguard FTSE Europe ETF (x)	529,001	31,866,961
Vanguard FTSE Pacific ETF (x)	93,900	7,473,501

Total Exchange Traded Funds (9.7%) (Cost $119,720,336)		147,510,320

	Number of Rights	Value (Note 1)
RIGHTS:
Spain (0.0%)
Repsol SA, expiring 1/8/21 (x)* (Cost $25,513)	71,426	24,493

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.5%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	8,000,000	8,000,000

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Repurchase Agreements (3.3%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $1,200,016, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $1,224,002. (xx)	$1,200,000	$1,200,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $4,000,089, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $4,080,014. (xx)	4,000,000	4,000,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $5,000,183, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $5,555,767. (xx)	5,000,000	5,000,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $6,126,221, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $6,248,711. (xx)	6,126,187	6,126,187
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $12,000,280, collateralized by various Common Stocks; total market value $13,333,489. (xx)	12,000,000	12,000,000
NBC Global Finance Ltd., 0.28%, dated 12/31/20, due 1/7/21, repurchase price $5,000,272, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 2.125%-5.000%, maturing 2/28/23-5/15/37; total market value $5,546,111. (xx)	5,000,000	5,000,000
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $2,000,044, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125%-3.625%, maturing 9/30/21-8/15/49; total market value $2,218,793. (xx)	2,000,000	2,000,000
Societe Generale SA, 0.08%, dated 12/31/20, due 1/7/21, repurchase price $15,000,233, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/19/21-11/15/49; total market value $15,300,001. (xx)	15,000,000	15,000,000

Total Repurchase Agreements		50,326,187

Total Short-Term Investments (3.8%) (Cost $58,326,187)		58,326,187

Total Investments in Securities (94.5%) (Cost $965,897,647)		1,436,323,577
Other Assets Less Liabilities (5.5%)		83,633,771

Net Assets (100%)		$1,519,957,348

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
#	Number of shares is less than $0.50.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $20,673,839 or 1.4% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $65,048,589. This was collateralized by $9,053,172 of various U.S. Government Treasury Securities, ranging from 0.000% – 6.000%, maturing 1/21/21 – 8/15/50 and by cash of $58,326,187 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
BRL	— Brazilian Real
CHDI	— Clearing House Electronic Subregister System (CHESS)
Depository Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Denmark Krone
EUR	— European Currency Unit
FDR	— Finnish Depositary Receipt
GBP	— British Pound
HKD	— Hong Kong Dollar
ILS	— Israeli Shekel
JPY	— Japanese Yen
KRW	— Korean (South) Won
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
REIT	— Real Estate Investment Trust
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Insurance
AXA SA	91,801	2,879,652	—	(244,069)	34,036	(481,374)	2,188,245	68,360	—
EXCHANGE TRADED FUNDS (ETF):
Equity
iShares MSCI Austria ETF** (x)	152,837	2,498,850	818,903	(429,584)	3,955	138,634	3,030,758	31,100	—
iShares MSCI Norway ETF (x)	54,300	1,366,188	—	—	—	(3,801)	1,362,387	32,528	—

Total		6,744,690	818,903	(673,653)	37,991	(346,541)	6,581,390	131,988	—

**	Not affiliated at December 31, 2019.

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	1,231	3/2021	EUR	53,386,716	639,866
FTSE 100 Index	384	3/2021	GBP	33,712,704	(389,615)
SPI 200 Index	106	3/2021	AUD	13,355,206	(58,527)
TOPIX Index	192	3/2021	JPY	33,554,210	939,460

					1,131,184

Forward Foreign Currency Contracts outstanding as of December 31, 2020 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	16,620,899	USD	12,365,201	BNP Paribas	3/19/2021	456,482
GBP	21,556,635	USD	29,070,092	BNP Paribas	3/19/2021	422,151
JPY	1,573,925,064	USD	15,129,967	BNP Paribas	3/19/2021	126,004

Total unrealized appreciation						1,004,637

USD	40,341,709	EUR	33,138,004	BNP Paribas	3/19/2021	(208,836)

Total unrealized depreciation						(208,836)

Net unrealized appreciation						795,801

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 639,680, BRL 63,340, CHF 2,003, DKK 2,005, EUR 93,446,947, GBP 3,750,784, HKD 34,221, ILS 3,935, JPY 18,293,772, KRW 1, NOK 2,062, NZD 6,371, SEK 4,103 and SGD 13,767.

See Notes to Financial Statements.

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EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Australia	$3,437,103	$60,703,439	$—		$64,140,542
Austria	—	6,105,042	—		6,105,042
Belgium	—	6,755,688	—		6,755,688
Brazil	5,561,501	3,159,650	—		8,721,151
Canada	17,491,144	—	—		17,491,144
Chile	1,963,256	383,182	—		2,346,438
China	3,701,992	31,985,322	—		35,687,314
Colombia	4,714,473	—	—		4,714,473
Czech Republic	—	276,718	—		276,718
Denmark	—	23,204,909	—		23,204,909
Finland	—	9,981,217	—		9,981,217
France	—	142,044,672	—		142,044,672
Germany	—	118,742,548	—		118,742,548
Hong Kong	2,615,995	28,239,452	—		30,855,447
India	8,076,528	5,219,864	—		13,296,392
Ireland	4,491,169	9,442,441	—		13,933,610
Israel	5,335,779	2,431,203	—		7,766,982
Italy	—	23,784,509	—		23,784,509
Japan	—	241,318,352	—		241,318,352
Jordan	—	250,780	—		250,780
Luxembourg	—	4,373,768	—		4,373,768
Macau	—	1,535,419	—		1,535,419
Malta	—	—	—	(a)	—	(a)
Mexico	6,229,640	135,059	—		6,364,699
Netherlands	—	53,159,468	—		53,159,468
New Zealand	—	2,943,440	—		2,943,440
Norway	3,349,286	13,868,496	—		17,217,782
Peru	767,450	—	—		767,450
Portugal	—	1,294,240	—		1,294,240
Russia	—	176,945	—		176,945
Singapore	—	14,111,541	—		14,111,541
South Africa	—	4,967,885	—		4,967,885
South Korea	—	10,570,368	—		10,570,368
Spain	—	25,514,037	—		25,514,037
Sweden	—	25,853,546	—		25,853,546
Switzerland	4,481,103	117,976,803	—		122,457,906
Taiwan	8,664,427	11,499,103	—		20,163,530
United Arab Emirates	—	1,359,488	—		1,359,488
United Kingdom	474,581	129,417,248	—		129,891,829
United States	11,896,443	4,424,865	—		16,321,308
Exchange Traded Funds	147,510,320	—	—		147,510,320
Forward Currency Contracts	—	1,004,637	—		1,004,637
Futures	1,579,326	—	—		1,579,326
Rights
Spain	—	24,493	—		24,493

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Investment Company	$8,000,000	$—	$—	$8,000,000
Repurchase Agreements	—	50,326,187	—	50,326,187

Total Assets	$250,341,516	$1,188,566,024	$—	$1,438,907,540

Liabilities:
Forward Currency Contracts	—	(208,836)	—	(208,836)
Futures	(448,142)	—	—	(448,142)

Total Liabilities	$(448,142)	$(208,836)	$—	$(656,978)

Total	$249,893,374	$1,188,357,188	$—	$1,438,250,562

(a)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$1,004,637
Equity contracts	Receivables, Net assets – Unrealized appreciation	1,579,326	*

Total		$2,583,963

	Liability Derivatives
Foreign exchange contracts	Payables	(208,836)
Equity contracts	Payables, Net assets – Unrealized depreciation	(448,142	)*

Total		$(656,978)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$12,612,304	$12,612,304
Equity contracts	(17,149,895)	—	(17,149,895)

Total	$(17,149,895)	$12,612,304	$(4,537,591)

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$707,542	$707,542
Equity contracts	1,555,499	—	1,555,499

Total	$1,555,499	$707,542	$2,263,041

^ This Portfolio held forward foreign currency for hedging and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $295,277,000 and futures contracts with an average notional balance of approximately $140,816,000 respectively, during the year ended December 31, 2020.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2020:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
BNP Paribas	$1,004,637	$(208,836)	$—	$795,801

Total	$1,004,637	$(208,836)	$—	$795,801

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
BNP Paribas	$208,836	$(208,836)	$—	$—

Total	$208,836	$(208,836)	$—	$—

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 3%)*	$190,220,185
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 4%)*	$306,656,879

*	During the year ended December 31, 2020, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$535,755,218
Aggregate gross unrealized depreciation	(95,374,923)

Net unrealized appreciation	$440,380,295

Federal income tax cost of investments in securities and derivative instruments, if applicable	$997,870,267

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $5,581,188)	$6,581,390
Unaffiliated Issuers (Cost $909,990,272)	1,379,416,000
Repurchase Agreements (Cost $50,326,187)	50,326,187
Cash	10,764,846
Foreign cash (Cost $106,749,274)	116,262,991
Cash held as collateral at broker for futures	12,490,870
Dividends, interest and other receivables	3,493,328
Unrealized appreciation on forward foreign currency contracts	1,004,637
Receivable for securities sold	574,745
Securities lending income receivable	82,477
Receivable for Portfolio shares sold	72,646
Other assets	42,497

Total assets	1,581,112,614

LIABILITIES
Payable for return of collateral on securities loaned	58,326,187
Investment management fees payable	745,196
Payable for Portfolio shares redeemed	540,028
Payable for securities purchased	514,685
Due to broker for futures variation margin	247,412
Distribution fees payable – Class IB	226,573
Unrealized depreciation on forward foreign currency contracts	208,836
Administrative fees payable	155,813
Trustees’ fees payable	13,340
Distribution fees payable – Class IA	4,394
Accrued India taxes	2,799
Accrued expenses	170,003

Total liabilities	61,155,266

NET ASSETS	$1,519,957,348

Net assets were comprised of:
Paid in capital	$1,109,059,348
Total distributable earnings (loss)	410,898,000

Net assets	$1,519,957,348

Class IA
Net asset value, offering and redemption price per share, $21,073,356 / 1,801,554 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.70

Class IB
Net asset value, offering and redemption price per share, $1,087,226,915 / 92,825,275 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.71

Class K
Net asset value, offering and redemption price per share, $411,657,077 / 35,077,430 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.74

(x)	Includes value of securities on loan of $65,048,589.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends ($131,988 of dividend income received from affiliates) (net of $2,360,275 foreign withholding tax)	$27,100,479
Securities lending (net)	896,113

Total income	27,996,592

EXPENSES
Investment management fees	8,062,057
Distribution fees – Class IB	2,410,616
Administrative fees	1,691,647
Custodian fees	441,500
Interest expense	276,688
Professional fees	121,332
Printing and mailing expenses	109,019
Trustees’ fees	48,963
Distribution fees – Class IA	45,945
Miscellaneous	122,386

Total expenses	13,330,153

NET INVESTMENT INCOME (LOSS)	14,666,439

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($37,991 realized gain (loss) from affiliates)	32,732,052
Futures contracts	(17,149,895)
Forward foreign currency contracts	12,612,304
Foreign currency transactions	(6,087,724)

Net realized gain (loss)	22,106,737

Change in unrealized appreciation (depreciation) on:
Investments in securities (net of India tax of $2,799 on unrealized appreciation on investments) ($(346,541) of change in unrealized appreciation (depreciation) from affiliates)	63,788,803
Futures contracts	1,555,499
Forward foreign currency contracts	707,542
Foreign currency translations	11,863,933

Net change in unrealized appreciation (depreciation)	77,915,777

NET REALIZED AND UNREALIZED GAIN (LOSS)	100,022,514

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$114,688,953

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$14,666,439	$29,068,329
Net realized gain (loss)	22,106,737	44,423,769
Net change in unrealized appreciation (depreciation)	77,915,777	228,205,910

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	114,688,953	301,698,008

Distributions to shareholders:
Class IA	(660,399)	(749,098)
Class IB	(34,061,262)	(39,806,108)
Class K	(13,842,032)	(16,726,420)

Total distributions to shareholders	(48,563,693)	(57,281,626)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 97,174 and 96,951 shares, respectively ]	977,724	1,022,636
Capital shares issued in reinvestment of dividends [ 58,984 and 68,042 shares, respectively ]	660,399	749,098
Capital shares repurchased [ (198,489) and (207,679) shares, respectively ]	(2,007,021)	(2,185,661)

Total Class IA transactions	(368,898)	(413,927)

Class IB
Capital shares sold [ 2,097,928 and 1,594,553 shares, respectively ]	21,020,066	16,729,554
Capital shares issued in reinvestment of dividends [ 3,038,475 and 3,611,079 shares, respectively ]	34,061,262	39,806,108
Capital shares repurchased [ (10,005,843) and (11,931,654) shares, respectively ]	(102,964,600)	(126,540,757)

Total Class IB transactions	(47,883,272)	(70,005,095)

Class K
Capital shares sold [ 3,244,597 and 153,018 shares, respectively ]	29,373,198	1,612,911
Capital shares issued in reinvestment of dividends [ 1,231,254 and 1,515,203 shares, respectively ]	13,842,032	16,726,420
Capital shares repurchased [ (8,173,304) and (4,883,779) shares, respectively ]	(85,514,240)	(51,783,139)

Total Class K transactions	(42,299,010)	(33,443,808)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(90,551,180)	(103,862,830)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(24,425,920)	140,553,552
NET ASSETS:
Beginning of year	1,544,383,268	1,403,829,716

End of year	$1,519,957,348	$1,544,383,268

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.15	$9.45	$11.32	$9.11	$9.11

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.20	0.18	0.16	0.16
Net realized and unrealized gain (loss)	0.83	1.92	(1.86)	2.23	(0.13)

Total from investment operations	0.93	2.12	(1.68)	2.39	0.03

Less distributions:
Dividends from net investment income	(0.15)	(0.22)	(0.19)	(0.18)	(0.03)
Distributions from net realized gains	(0.23)	(0.20)	—	—	—

Total dividends and distributions	(0.38)	(0.42)	(0.19)	(0.18)	(0.03)

Net asset value, end of year	$11.70	$11.15	$9.45	$11.32	$9.11

Total return	8.46%	22.50%	(14.89)%	26.25%	0.29%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$21,073	$20,554	$17,831	$21,841	$19,301
Ratio of expenses to average net assets:
After waivers (f)	1.04%**	1.01%	1.03%	1.04%	1.03%
Before waivers (f)	1.04%**	1.01%	1.03%	1.04%	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.99%	1.87%	1.68%	1.50%	1.76%
Before waivers (f)	0.99%	1.87%	1.68%	1.50%	1.75%
Portfolio turnover rate^	16%	10%	10%	7%	14%

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.16	$9.46	$11.33	$9.12	$9.12

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.20	0.18	0.16	0.16
Net realized and unrealized gain (loss)	0.83	1.92	(1.86)	2.23	(0.13)

Total from investment operations	0.93	2.12	(1.68)	2.39	0.03

Less distributions:
Dividends from net investment income	(0.15)	(0.22)	(0.19)	(0.18)	(0.03)
Distributions from net realized gains	(0.23)	(0.20)	—	—	—

Total dividends and distributions	(0.38)	(0.42)	(0.19)	(0.18)	(0.03)

Net asset value, end of year	$11.71	$11.16	$9.46	$11.33	$9.12

Total return	8.45%	22.47%	(14.88)%	26.22%	0.29%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,087,227	$1,090,386	$988,129	$1,273,795	$1,114,970
Ratio of expenses to average net assets:
After waivers (f)	1.04%**	1.01%	1.03%	1.04%	1.03%
Before waivers (f)	1.04%**	1.01%	1.03%	1.04%	1.04%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.00%	1.88%	1.68%	1.50%	1.76%
Before waivers (f)	1.00%	1.88%	1.68%	1.50%	1.76%
Portfolio turnover rate^	16%	10%	10%	7%	14%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL CORE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.18	$9.48	$11.35	$9.13	$9.14

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.23	0.21	0.18	0.18
Net realized and unrealized gain (loss)	0.83	1.91	(1.86)	2.24	(0.14)

Total from investment operations	0.96	2.14	(1.65)	2.42	0.04

Less distributions:
Dividends from net investment income	(0.17)	(0.24)	(0.22)	(0.20)	(0.05)
Distributions from net realized gains	(0.23)	(0.20)	—	—	—

Total dividends and distributions	(0.40)	(0.44)	(0.22)	(0.20)	(0.05)

Net asset value, end of year	$11.74	$11.18	$9.48	$11.35	$9.13

Total return	8.76%	22.71%	(14.61)%	26.59%	0.43%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$411,657	$433,444	$397,870	$470,129	$410,363
Ratio of expenses to average net assets:
After waivers (f)	0.79%**	0.76%	0.78%	0.79%	0.78%
Before waivers (f)	0.79%**	0.76%	0.78%	0.79%	0.79%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.26%	2.12%	1.93%	1.75%	2.02%
Before waivers (f)	1.26%	2.12%	1.93%	1.75%	2.01%
Portfolio turnover rate^	16%	10%	10%	7%	14%
**	Includes Interest Expense of 0.02%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	3.93%	6.26%	4.38%
Portfolio – Class IB Shares	3.89	6.26	4.35
Portfolio – Class K Shares*	4.05	6.52	6.20
International Proxy Index	4.79	6.92	5.19
MSCI EAFE® Index	7.82	7.45	5.51

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 3.89% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the International Proxy Index and the MSCI EAFE® Index, which returned 4.79% and 7.82%, respectively.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were information technology, materials, consumer discretionary, industrials and consumer staples.

•	The five stocks that contributed most to performance were ASML Holdings NV, LVMH Moet Hennessy Louis Vuitton SE, Linde plc, Siemens AG and Schneider Electric SE.

What hurt performance during the year:

•	The sectors that detracted most from performance were energy, financials and real estate.

•	The five stocks that detracted most from performance were HSBC Holdings plc, BP plc, Royal Dutch Shell plc A Shares, Royal Dutch Shell plc B Shares and Airbus SE.

How did derivatives contribute/detract from performance during the year?

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivatives positions have little impact to performance.

Sector Weightings as of December 31, 2020	Market Value	% of Net Assets
Financials	$226,219,952	14.4%
Industrials	225,559,494	14.3
Consumer Discretionary	225,517,261	14.3
Materials	170,718,620	10.9
Consumer Staples	168,810,947	10.7
Information Technology	155,982,363	9.9
Health Care	139,399,140	8.9
Communication Services	76,310,942	4.9
Energy	69,503,391	4.4
Utilities	58,398,615	3.7
Real Estate	32,194,627	2.1
Repurchase Agreements	6,423,346	0.4
Closed End Funds	4,927,037	0.3
Cash and Other	13,125,688	0.8

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO (Unaudited)

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,201.60	$4.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.18	4.00
Class IB
Actual	1,000.00	1,202.60	4.36
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.18	4.00
Class K
Actual	1,000.00	1,202.70	2.98
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.44	2.73

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.79%, 0.79% and 0.54%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (11.3%)
Abacus Property Group (REIT)	44,776	$99,073
Adbri Ltd.	40,917	105,676
Afterpay Ltd.*	25,960	2,361,636
AGL Energy Ltd.	69,283	638,294
ALS Ltd.	53,781	398,454
Altium Ltd.	13,545	354,941
Alumina Ltd.	258,862	366,210
AMP Ltd.	380,527	457,653
Ampol Ltd.	27,762	608,277
Ansell Ltd.	14,293	383,247
APA Group	131,662	979,522
Appen Ltd.	12,684	241,437
ARB Corp. Ltd.	8,362	198,558
Aristocrat Leisure Ltd.	71,008	1,697,052
ASX Ltd.	21,533	1,195,262
Atlas Arteria Ltd.	107,064	536,516
AUB Group Ltd.	8,520	106,344
Aurizon Holdings Ltd.	208,194	625,978
AusNet Services	200,868	271,778
Austal Ltd.	36,539	75,213
Australia & New Zealand Banking Group Ltd.	315,855	5,527,641
Bank of Queensland Ltd.	50,936	303,943
Bapcor Ltd.	37,744	226,388
Beach Energy Ltd.	177,559	247,085
Bega Cheese Ltd.	33,552	132,180
Bendigo & Adelaide Bank Ltd.	59,324	426,258
BHP Group Ltd.	327,584	10,715,734
BHP Group plc	340,440	8,961,870
Bingo Industries Ltd. (m)(x)	48,618	91,456
Blackmores Ltd.*	1,743	101,522
BlueScope Steel Ltd.	56,022	754,964
Boral Ltd.	113,970	434,933
Brambles Ltd.	164,793	1,346,700
Bravura Solutions Ltd. (x)	28,007	69,526
Breville Group Ltd.	10,507	207,126
Brickworks Ltd.	9,414	139,348
BWP Trust (REIT)	54,106	184,372
carsales.com Ltd.	27,399	422,676
Centuria Industrial REIT (REIT)	51,724	123,219
Challenger Ltd.	63,860	317,060
Charter Hall Group (REIT)	52,135	591,246
Charter Hall Long Wale REIT (REIT)	51,939	186,197
Charter Hall Retail REIT (REIT)	56,657	160,305
CIMIC Group Ltd.*	7,962	149,590
Cleanaway Waste Management Ltd.	228,837	414,591
Clinuvel Pharmaceuticals Ltd.	4,817	82,889
Coca-Cola Amatil Ltd.	55,491	553,156
Cochlear Ltd.	7,332	1,068,342
Coles Group Ltd.	148,336	2,074,484
Collins Foods Ltd.	12,243	90,989
Commonwealth Bank of Australia	197,283	12,488,548
Computershare Ltd.	56,538	635,948
Corporate Travel Management Ltd.	12,137	163,748
Costa Group Holdings Ltd. (x)	44,485	139,927
Credit Corp. Group Ltd.	7,486	171,409
Cromwell Property Group (REIT) (x)	205,907	138,107
Crown Resorts Ltd.	40,242	298,767
CSL Ltd.	50,594	11,045,562
CSR Ltd.	53,620	216,200
Deterra Royalties Ltd.*	47,745	176,683
Dexus (REIT)	121,209	878,393
Domain Holdings Australia Ltd.	26,050	90,174
Domino’s Pizza Enterprises Ltd.	7,024	469,385
Downer EDI Ltd.	77,985	320,453
Eagers Automotive Ltd.	19,406	198,832
Elders Ltd.	17,402	132,282
EML Payments Ltd. (x)*	37,510	120,879
Evolution Mining Ltd.	190,310	732,130
Flight Centre Travel Group Ltd. (x)	17,051	208,356
Fortescue Metals Group Ltd.	184,889	3,339,716
G8 Education Ltd. (x)	89,737	81,636
Glencore plc*	1,765,886	5,626,598
Gold Road Resources Ltd. (x)*	93,136	95,139
Goodman Group (REIT)	186,948	2,725,452
GPT Group (The) (REIT)	215,984	749,308
GrainCorp Ltd., Class A	25,011	80,793
Growthpoint Properties Australia Ltd. (REIT)	33,109	89,084
GUD Holdings Ltd.	10,543	95,424
GWA Group Ltd.	28,768	77,404
Harvey Norman Holdings Ltd.	76,814	277,741
Healius Ltd.	57,320	164,832
IDP Education Ltd. (x)	18,719	286,464
IGO Ltd.	75,742	372,549
Iluka Resources Ltd.	47,013	235,228
Incitec Pivot Ltd.*	214,231	376,568
Ingenia Communities Group (REIT)	33,331	126,427
Inghams Group Ltd.	40,297	96,929
Insurance Australia Group Ltd.	271,306	983,068
InvoCare Ltd.	16,092	142,050
IOOF Holdings Ltd.	67,109	182,117
IPH Ltd.	24,327	120,594
IRESS Ltd.	21,836	178,614
JB Hi-Fi Ltd.	12,867	482,301
Kogan.com Ltd.	9,310	136,373
Lendlease Corp. Ltd.	76,537	772,981
Link Administration Holdings Ltd.	59,155	253,111
Lynas Rare Earths Ltd.*	100,202	307,458
Macquarie Group Ltd.	37,788	4,034,291
Magellan Financial Group Ltd.	15,929	658,970
Medibank Pvt Ltd.	306,250	710,671
Megaport Ltd. (x)*	15,773	173,283
Mesoblast Ltd. (x)*	56,699	98,352
Metcash Ltd. (x)	114,321	297,899
Mineral Resources Ltd.	18,594	536,847
Mirvac Group (REIT)	437,863	891,186
Monadelphous Group Ltd.	10,573	109,797
Nanosonics Ltd.*	29,656	183,592
National Australia Bank Ltd.	365,885	6,374,986
National Storage REIT (REIT)	101,812	149,920
Nearmap Ltd.*	53,425	91,437
Netwealth Group Ltd.	9,780	120,186
Newcrest Mining Ltd.	90,894	1,806,527
NEXTDC Ltd.*	50,782	478,809

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
nib holdings Ltd.	51,230	$235,790
Nine Entertainment Co. Holdings Ltd.	163,092	291,707
Northern Star Resources Ltd.	82,397	806,119
NRW Holdings Ltd.	49,412	111,235
Nufarm Ltd.*	35,283	111,526
Oil Search Ltd.	205,473	587,699
Omni Bridgeway Ltd. (x)	28,568	94,705
Orica Ltd.	45,079	526,518
Origin Energy Ltd.	195,999	719,262
Orora Ltd.	104,549	217,626
OZ Minerals Ltd.	36,841	536,241
Pendal Group Ltd.	32,609	164,164
Perenti Global Ltd.	77,755	82,125
Perpetual Ltd.	6,384	171,080
Perseus Mining Ltd.*	136,339	136,644
Platinum Asset Management Ltd.	33,615	105,735
PolyNovo Ltd.*	73,514	219,901
Premier Investments Ltd.	11,336	205,465
Pro Medicus Ltd. (x)	5,331	140,395
Qantas Airways Ltd.	209,959	785,059
QBE Insurance Group Ltd.	163,934	1,078,063
Qube Holdings Ltd. (x)	210,741	477,664
Ramelius Resources Ltd.	86,988	113,002
Ramsay Health Care Ltd.	20,617	988,331
REA Group Ltd.	5,566	638,774
Reece Ltd.	31,608	360,649
Regis Resources Ltd.	55,998	161,462
Resolute Mining Ltd.*	119,072	72,980
Rio Tinto Ltd.	41,280	3,622,619
Rio Tinto plc	177,772	13,297,746
Sandfire Resources Ltd.	20,221	83,403
Santos Ltd.	196,895	951,762
Saracen Mineral Holdings Ltd.*	122,781	449,626
Scentre Group (REIT)	577,179	1,237,034
SEEK Ltd.	39,258	863,488
Service Stream Ltd. (x)	41,465	57,701
Seven Group Holdings Ltd.	14,691	264,463
Shopping Centres Australasia Property Group (REIT)	118,227	229,691
Silver Lake Resources Ltd.*	97,110	134,012
SmartGroup Corp. Ltd.	14,489	76,293
Sonic Healthcare Ltd.	53,124	1,316,734
South32 Ltd.	537,503	1,023,538
Spark Infrastructure Group	190,651	310,133
St Barbara Ltd.	76,291	138,807
Star Entertainment Grp Ltd. (The)	95,726	271,584
Steadfast Group Ltd.	96,576	297,077
Stockland (REIT)	265,448	855,425
Suncorp Group Ltd.	142,405	1,069,327
Super Retail Group Ltd.	18,128	147,165
Sydney Airport*	300,100	1,483,031
Tabcorp Holdings Ltd.	246,550	741,303
Tassal Group Ltd. (x)	22,673	58,732
Technology One Ltd.	30,378	192,043
Telstra Corp. Ltd.	1,322,555	3,038,479
TPG Telecom Ltd.*	41,145	229,024
Transurban Group	304,309	3,204,732
Treasury Wine Estates Ltd.	80,226	581,392
United Malt Grp Ltd.	30,733	97,144
Vicinity Centres (REIT)	430,287	532,426
Virgin Australia Holdings Ltd. (r)*	190,064	—
Viva Energy Group Ltd. (m)	98,982	145,752
Vocus Group Ltd.*	69,071	215,131
Washington H Soul Pattinson & Co. Ltd. (x)	13,843	321,128
Waypoint REIT Ltd. (REIT)	87,296	183,731
Webjet Ltd.	37,698	147,351
Wesfarmers Ltd.	126,085	4,899,144
Westgold Resources Ltd.*	47,133	95,930
Westpac Banking Corp.	401,626	5,997,602
Whitehaven Coal Ltd.	99,903	126,698
WiseTech Global Ltd.	17,282	409,699
Woodside Petroleum Ltd.	107,002	1,875,895
Woolworths Group Ltd.	140,711	4,264,394
Worley Ltd.	35,594	315,299
Zip Co. Ltd.*	42,802	174,560

		177,773,575

Belgium (0.7%)
Anheuser-Busch InBev SA/NV	165,408	11,520,050

Chile (0.1%)
Antofagasta plc	56,664	1,116,215

China (0.6%)
Prosus NV*	87,172	9,409,781

Finland (0.7%)
Kone OYJ, Class B (x)	79,488	6,453,699
Nokia OYJ*	1,051,753	4,048,638

		10,502,337

France (14.5%)
Air Liquide SA	92,844	15,227,021
Airbus SE*	113,710	12,471,683
BNP Paribas SA*	411,555	21,672,167
Danone SA	127,298	8,360,411
Engie SA*	364,554	5,575,875
EssilorLuxottica SA	58,295	9,083,612
Kering SA	14,614	10,611,938
L’Oreal SA	47,820	18,156,719
LVMH Moet Hennessy Louis Vuitton SE	51,980	32,442,849
Pernod Ricard SA	39,243	7,517,182
Safran SA*	69,117	9,790,445
Sanofi	223,633	21,500,939
Schneider Electric SE	111,168	16,066,132
TOTAL SE (x)	520,120	22,429,782
Unibail-Rodamco-Westfield (CHDI) (REIT)	23,212	91,266
Vinci SA	110,183	10,951,468
Vivendi SA	169,588	5,465,334

		227,414,823

Germany (11.3%)
adidas AG*	36,579	13,312,179
Allianz SE (Registered)	80,826	19,817,335
BASF SE	180,059	14,236,399
Bayer AG (Registered)	192,595	11,330,086
Bayerische Motoren Werke AG	62,819	5,543,135
Daimler AG (Registered)	164,576	11,618,926
Deutsche Boerse AG	37,248	6,336,435
Deutsche Post AG (Registered)	193,134	9,555,657

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Deutsche Telekom AG (Registered)	635,672	$11,613,585
Just Eat Takeaway.com NV (m)*	19,319	2,182,187
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	27,465	8,146,575
SAP SE	214,248	28,063,342
Siemens AG (Registered)	146,689	21,059,892
Volkswagen AG (Preference) (q)	35,889	6,682,672
Vonovia SE	103,959	7,589,610

		177,088,015

Ireland (1.6%)
CRH plc (Irish Stock Exchange)	128,495	5,373,423
CRH plc (London Stock Exchange)	156,762	6,515,113
Flutter Entertainment plc (Dublin Stock Exchange)	30,793	6,278,489
Flutter Entertainment plc (London Stock Exchange)	21,162	4,372,688
Smurfit Kappa Group plc	42,273	1,986,294

		24,526,007

Italy (1.8%)
Enel SpA	1,522,915	15,397,242
Eni SpA	492,458	5,142,573
Intesa Sanpaolo SpA*	3,576,042	8,355,522

		28,895,337

Japan (24.9%)
77 Bank Ltd. (The)	5,460	74,242
ABC-Mart, Inc.	3,700	205,685
Acom Co. Ltd.	43,220	184,592
Adastria Co. Ltd.	4,221	84,539
ADEKA Corp.	11,400	198,842
Advantest Corp.	11,901	890,947
Aeon Co. Ltd.	63,070	2,067,619
Aeon Delight Co. Ltd.	2,300	59,831
AEON Financial Service Co. Ltd.	15,900	190,329
Aeon Mall Co. Ltd. (x)	9,610	158,406
AGC, Inc.	15,013	523,430
Ai Holdings Corp.	4,238	85,166
Aica Kogyo Co. Ltd.	6,000	207,157
Aichi Bank Ltd. (The)	1,720	48,941
Aichi Steel Corp.	2,010	53,669
Aiful Corp.*	20,636	49,564
Ain Holdings, Inc.	2,920	180,140
Air Water, Inc.	14,881	264,314
Aisan Industry Co. Ltd.	7,700	35,869
Aisin Seiki Co. Ltd.	13,560	406,452
Ajinomoto Co., Inc.	36,886	835,030
Alfresa Holdings Corp.	21,104	386,087
Alpen Co. Ltd. (x)	4,000	91,579
Alps Alpine Co. Ltd.	16,017	210,654
Amada Co. Ltd.	27,419	300,864
Amano Corp.	5,299	126,657
ANA Holdings, Inc.	28,809	635,302
Anritsu Corp. (x)	11,754	262,275
Aoyama Trading Co. Ltd. (x)	25,897	134,683
Aozora Bank Ltd.	10,221	188,374
Arcs Co. Ltd.	2,392	53,722
Ariake Japan Co. Ltd.	1,887	135,602
ARTERIA Networks Corp.	4,611	66,761
As One Corp.	1,477	252,473
Asahi Group Holdings Ltd.	34,980	1,437,752
Asahi Holdings, Inc.	2,865	101,692
Asahi Intecc Co. Ltd.	18,475	673,656
Asahi Kasei Corp.	108,031	1,103,275
Asics Corp.	15,186	291,204
ASKUL Corp.	2,274	84,789
Astellas Pharma, Inc.	141,461	2,183,805
Awa Bank Ltd. (The)	2,224	50,358
Azbil Corp.	10,224	558,456
Bandai Namco Holdings, Inc.	17,205	1,487,306
Bank of Kyoto Ltd. (The)	7,170	372,891
BayCurrent Consulting, Inc.	955	167,313
Bell System24 Holdings, Inc.	2,096	32,824
Benefit One, Inc.	4,737	139,924
Benesse Holdings, Inc.	5,297	103,267
Bic Camera, Inc.	10,045	111,390
BML, Inc.	3,004	93,243
Bridgestone Corp.	43,978	1,441,301
Brother Industries Ltd.	20,322	418,426
Calbee, Inc.	7,612	229,270
Canon Electronics, Inc.	2,833	41,128
Canon Marketing Japan, Inc. (x)	5,165	117,751
Canon, Inc. (x)	82,186	1,574,393
Capcom Co. Ltd.	8,057	522,802
Casio Computer Co. Ltd.	17,200	314,166
Central Glass Co. Ltd.	3,878	84,354
Central Japan Railway Co.	13,836	1,955,036
Change, Inc. (x)*	2,256	77,017
Chiba Bank Ltd. (The)	61,187	336,586
Chiyoda Co. Ltd.	3,062	27,134
Chofu Seisakusho Co. Ltd.	3,200	64,524
Chubu Electric Power Co., Inc.	50,913	612,899
Chudenko Corp.	4,078	87,085
Chugai Pharmaceutical Co. Ltd.	49,839	2,656,181
Chugoku Bank Ltd. (The)	14,402	115,350
Chugoku Electric Power Co., Inc. (The)	24,265	284,116
Citizen Watch Co. Ltd.	19,990	56,918
CKD Corp.	4,836	103,413
Cleanup Corp.	10,500	48,710
Coca-Cola Bottlers Japan Holdings, Inc.	14,253	222,101
cocokara fine, Inc.	2,255	166,633
COLOPL, Inc.	5,212	51,587
Colowide Co. Ltd. (x)	5,764	91,159
Computer Engineering & Consulting Ltd.	2,317	33,996
COMSYS Holdings Corp.	10,500	325,916
Concordia Financial Group Ltd.	96,536	339,379
CONEXIO Corp.	7,492	103,686
Cosel Co. Ltd.	4,700	57,217
Cosmo Energy Holdings Co. Ltd.	4,694	83,511
Cosmos Pharmaceutical Corp.	1,446	233,589
Create Restaurants Holdings, Inc.	11,134	66,855
Create SD Holdings Co. Ltd.	2,762	103,654
Credit Saison Co. Ltd.	13,432	154,282
CyberAgent, Inc.	9,864	679,222
Cybozu, Inc. (x)	2,098	52,402
Dai Nippon Printing Co. Ltd.	21,778	391,247
Daicel Corp.	29,000	211,486
Daido Steel Co. Ltd.	2,591	108,026

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Daifuku Co. Ltd.	8,504	$1,050,903
Daihen Corp.	2,424	117,849
Daiho Corp.	2,932	103,360
Dai-ichi Life Holdings, Inc.	92,880	1,396,056
Daiichi Sankyo Co. Ltd.	139,521	4,776,589
Daiichikosho Co. Ltd.	2,924	100,955
Daikin Industries Ltd.	20,705	4,595,987
Daio Paper Corp.	8,061	156,450
Daiseki Co. Ltd.	1,930	56,542
Daishi Hokuetsu Financial Group, Inc.	3,188	68,543
Daito Trust Construction Co. Ltd.	6,252	583,694
Daiwa House Industry Co. Ltd.	51,634	1,532,193
Daiwa Securities Group, Inc.	131,703	599,491
Daiwabo Holdings Co. Ltd.	1,745	155,141
DCM Holdings Co. Ltd.	10,117	115,519
DeNA Co. Ltd.	9,759	173,810
Denka Co. Ltd.	5,919	231,016
Denso Corp.	36,640	2,176,648
Dentsu Group, Inc.	18,243	541,521
Descente Ltd.	4,643	80,085
DIC Corp.	8,900	224,450
Digital Arts, Inc.	1,151	105,898
Digital Garage, Inc.	3,387	139,574
Dip Corp.	2,840	75,720
Disco Corp.	2,159	726,602
DMG Mori Co. Ltd. (x)	11,229	170,629
Doutor Nichires Holdings Co. Ltd.	5,044	72,444
Dowa Holdings Co. Ltd.	5,600	202,566
DTS Corp.	4,573	94,157
Duskin Co. Ltd.	5,723	159,239
Earth Corp.	1,236	69,668
East Japan Railway Co.	29,290	1,953,045
Ebara Corp.	8,388	273,765
EDION Corp.	8,339	84,638
eGuarantee, Inc.*	4,118	89,694
Eisai Co. Ltd.	19,920	1,422,209
Eizo Corp.	2,633	92,820
Elecom Co. Ltd.	2,008	103,653
Electric Power Development Co. Ltd.	14,178	195,118
ENEOS Holdings, Inc.	250,349	898,061
en-japan, Inc.	2,579	77,179
euglena Co. Ltd.*	9,207	69,016
Exedy Corp.	3,400	41,720
Ezaki Glico Co. Ltd.	4,571	200,760
Fancl Corp.	6,642	264,702
FANUC Corp.	15,283	3,753,589
Fast Retailing Co. Ltd.	2,169	1,942,448
FCC Co. Ltd.	3,752	64,789
FP Corp.	4,036	169,445
Fudo Tetra Corp.	6,411	108,159
Fuji Co. Ltd.	3,400	64,375
Fuji Corp. (x)	5,877	154,417
Fuji Electric Co. Ltd.	9,979	359,033
Fuji Kyuko Co. Ltd.	2,194	102,311
Fuji Media Holdings, Inc.	20,394	217,262
Fuji Oil Holdings, Inc.	4,030	115,020
Fuji Seal International, Inc.	4,611	89,983
Fuji Soft, Inc.	2,280	113,939
FUJIFILM Holdings Corp.	31,907	1,680,405
Fujikura Ltd.	23,215	106,795
Fujitec Co. Ltd.	6,579	141,896
Fujitsu General Ltd.	6,319	171,048
Fujitsu Ltd.	16,043	2,315,829
Fukuoka Financial Group, Inc.	16,400	291,136
Fukuyama Transporting Co. Ltd.	2,128	89,547
Funai Soken Holdings, Inc.	3,831	93,535
Furukawa Electric Co. Ltd.	7,000	188,601
Fuso Chemical Co. Ltd.	2,852	102,612
Futaba Industrial Co. Ltd.	9,500	48,579
Future Corp.	4,909	83,865
Fuyo General Lease Co. Ltd.	2,579	170,343
Glory Ltd.	5,791	116,712
GMO GlobalSign Holdings KK (x)	955	81,853
GMO internet, Inc.	7,656	219,548
GMO Payment Gateway, Inc.	3,387	453,984
Goldwin, Inc.	2,916	192,320
Gree, Inc.	16,843	98,688
GS Yuasa Corp.	5,471	157,049
GungHo Online Entertainment, Inc.	3,785	84,604
Gunma Bank Ltd. (The)	54,000	166,307
H.U. Group Holdings, Inc.	6,996	188,290
H2O Retailing Corp.	9,500	64,220
Hachijuni Bank Ltd. (The)	43,000	142,841
Hakuhodo DY Holdings, Inc.	27,115	371,582
Hamamatsu Photonics KK	11,935	681,967
Hankyu Hanshin Holdings, Inc.	21,021	698,291
Hanwa Co. Ltd.	3,534	94,703
Haseko Corp.	25,130	287,916
Heiwa Corp.	4,550	62,705
Heiwa Real Estate Co. Ltd.	4,329	156,381
Hikari Tsushin, Inc.	1,831	428,779
Hino Motors Ltd.	22,963	195,482
Hirogin Holdings, Inc.*	36,500	205,026
Hirose Electric Co. Ltd.	2,789	422,719
HIS Co. Ltd.*	3,292	50,948
Hisamitsu Pharmaceutical Co., Inc.	5,579	331,212
Hitachi Capital Corp.	4,208	101,517
Hitachi Construction Machinery Co. Ltd.	6,567	186,347
Hitachi Ltd.	77,318	3,043,898
Hitachi Metals Ltd.	19,279	292,392
Hitachi Transport System Ltd.	3,481	103,498
Hitachi Zosen Corp.	19,500	107,646
Hokuetsu Corp.	13,526	53,708
Hokuhoku Financial Group, Inc.	17,700	167,820
Hokuriku Electric Power Co.	21,850	142,203
Honda Motor Co. Ltd.	126,694	3,530,696
Horiba Ltd.	3,816	223,590
Hoshizaki Corp.	4,864	446,100
House Foods Group, Inc.	8,400	318,900
Hoya Corp.	32,242	4,455,894
Hulic Co. Ltd.	35,049	384,587
Hyakujushi Bank Ltd. (The)	2,900	41,736
Ibiden Co. Ltd.	10,139	472,803
Ichibanya Co. Ltd.	1,268	63,243
Idemitsu Kosan Co. Ltd.	18,720	411,548
IHI Corp.	14,804	293,485
Iida Group Holdings Co. Ltd.	15,482	312,474
Inaba Denki Sangyo Co. Ltd.	6,062	148,299
Infocom Corp.	2,107	69,176
Infomart Corp.	19,428	185,145

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Information Services International-Dentsu Ltd.	2,820	$85,347
Inpex Corp.	88,887	478,632
Internet Initiative Japan, Inc.	6,396	125,870
IR Japan Holdings Ltd.	856	136,622
Iriso Electronics Co. Ltd.	1,764	76,194
Iseki & Co. Ltd.	4,100	54,915
Isetan Mitsukoshi Holdings Ltd.	35,742	211,153
Isuzu Motors Ltd.	47,274	448,681
Ito En Ltd.	5,017	317,283
ITOCHU Corp.	110,850	3,182,019
Itochu Enex Co. Ltd.	10,596	104,159
Itochu Techno-Solutions Corp.	7,982	284,864
Itoham Yonekyu Holdings, Inc.	15,066	98,198
Iwatani Corp.	5,397	332,429
Iyo Bank Ltd. (The)	24,000	150,385
Izumi Co. Ltd.	3,455	124,976
J Front Retailing Co. Ltd.	22,829	180,191
JAC Recruitment Co. Ltd.	4,065	74,485
JAFCO Group Co. Ltd.	2,473	123,345
Japan Airlines Co. Ltd.	34,475	666,095
Japan Airport Terminal Co. Ltd.	5,238	317,055
Japan Aviation Electronics Industry Ltd.	6,944	106,189
Japan Cash Machine Co. Ltd. (x)	6,102	31,321
Japan Display, Inc. (x)*	231,888	101,060
Japan Elevator Service Holdings Co. Ltd.	4,050	102,922
Japan Exchange Group, Inc.	46,186	1,179,978
Japan Material Co. Ltd.	5,450	74,634
Japan Post Bank Co. Ltd.	46,500	381,439
Japan Post Holdings Co. Ltd.	130,337	1,013,361
Japan Post Insurance Co. Ltd.	6,420	131,316
Japan Pulp & Paper Co. Ltd.	2,543	89,401
Japan Steel Works Ltd. (The)	6,516	194,051
Japan Tobacco, Inc. (x)	89,006	1,811,928
JCR Pharmaceuticals Co. Ltd.	5,088	120,086
Jeol Ltd.	3,266	153,882
JFE Holdings, Inc.	53,377	510,740
JGC Holdings Corp.	18,595	173,605
JINS Holdings, Inc.	771	50,626
Joyful Honda Co. Ltd.	6,398	91,705
JSR Corp.	16,517	459,734
JTEKT Corp.	17,798	138,068
Juroku Bank Ltd. (The)	3,200	58,171
Justsystems Corp.	2,992	207,764
JVCKenwood Corp.	19,300	29,720
Kadokawa Corp.	3,736	135,503
Kagome Co. Ltd.	8,701	306,732
Kajima Corp.	40,971	548,370
Kakaku.com, Inc.	13,130	359,865
Kaken Pharmaceutical Co. Ltd.	2,834	109,375
Kameda Seika Co. Ltd.	1,676	78,642
Kamigumi Co. Ltd.	8,622	157,234
Kanamoto Co. Ltd.	2,948	63,268
Kandenko Co. Ltd.	10,184	86,104
Kaneka Corp.	6,200	216,764
Kanematsu Corp.	8,108	100,982
Kanematsu Electronics Ltd.	935	37,579
Kansai Electric Power Co., Inc. (The)	65,172	614,575
Kansai Mirai Financial Group, Inc.	10,139	48,999
Kansai Paint Co. Ltd.	18,311	563,047
Kao Corp. (x)	38,528	2,973,882
Kappa Create Co. Ltd. (x)*	5,800	81,168
Katakura Industries Co. Ltd.	7,200	92,741
Katitas Co. Ltd.	5,812	187,157
Kato Sangyo Co. Ltd.	2,563	86,753
Kawasaki Heavy Industries Ltd.	17,700	398,381
Kawasaki Kisen Kaisha Ltd.*	5,834	119,330
KDDI Corp.	114,507	3,400,111
Keihan Holdings Co. Ltd.	8,105	388,158
Keikyu Corp.	24,606	421,558
Keio Corp.	8,634	668,946
Keisei Electric Railway Co. Ltd.	13,333	450,653
Kenedix, Inc. (x)	13,300	96,348
Kewpie Corp.	13,000	285,797
Key Coffee, Inc.	4,000	83,057
Keyence Corp.	14,692	8,252,734
KH Neochem Co. Ltd.	3,353	88,684
Kikkoman Corp.	12,176	845,498
Kinden Corp.	15,000	243,911
Kintetsu Department Store Co. Ltd.	2,816	85,771
Kintetsu Group Holdings Co. Ltd.	15,762	689,983
Kintetsu World Express, Inc.	4,541	107,659
Kirin Holdings Co. Ltd.	70,836	1,669,796
Kitano Construction Corp.	2,956	71,656
Kiyo Bank Ltd. (The)	3,600	51,426
Kobayashi Pharmaceutical Co. Ltd.	4,615	563,606
Kobe Bussan Co. Ltd.	10,912	336,063
Kobe Steel Ltd.*	33,016	176,183
Koei Tecmo Holdings Co. Ltd.	4,242	258,821
Kohnan Shoji Co. Ltd.	2,315	72,081
Koito Manufacturing Co. Ltd.	9,589	651,928
Kokuyo Co. Ltd.	7,982	107,993
Komatsu Ltd.	75,376	2,056,771
Komeri Co. Ltd.	3,475	98,137
Komori Corp.	7,900	55,316
Konami Holdings Corp.	6,450	362,307
Konica Minolta, Inc.	43,791	167,098
Konoike Transport Co. Ltd.	6,036	59,743
Kose Corp.	3,360	572,718
Kotobuki Spirits Co. Ltd.	1,845	95,775
K’s Holdings Corp.	17,800	247,550
Kubota Corp.	88,289	1,924,735
Kumagai Gumi Co. Ltd.	3,271	82,302
Kumiai Chemical Industry Co. Ltd.	9,350	84,123
Kura Sushi, Inc.	1,723	104,460
Kuraray Co. Ltd.	28,183	299,421
Kureha Corp.	1,321	93,009
Kurita Water Industries Ltd.	9,006	344,087
Kusuri no Aoki Holdings Co. Ltd.	1,785	155,413
KYB Corp.*	1,923	44,045
Kyocera Corp.	23,413	1,434,416
Kyoritsu Maintenance Co. Ltd.	2,670	99,296
Kyowa Exeo Corp.	9,800	276,190
Kyowa Kirin Co. Ltd.	18,509	504,424
Kyudenko Corp.	3,588	115,714
Kyushu Electric Power Co., Inc.	38,299	329,374
Kyushu Financial Group, Inc.	34,349	140,716
Kyushu Railway Co.	16,232	349,777
Lasertec Corp.	7,231	848,069

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Lawson, Inc.	5,088	$236,771
Leopalace21 Corp. (x)*	22,700	26,821
Life Corp.	2,674	92,323
Link And Motivation, Inc. (x)	10,606	60,089
Lintec Corp.	4,900	108,103
Lion Corp.	21,636	523,430
Lixil Corp.	24,010	519,475
M&A Capital Partners Co. Ltd.*	1,564	89,670
M3, Inc.	34,698	3,274,056
Mabuchi Motor Co. Ltd.	4,526	197,030
Macnica Fuji Electronics Holdings, Inc.	4,767	93,489
Maeda Corp.	15,009	133,294
Maeda Road Construction Co. Ltd.	5,963	99,908
Makino Milling Machine Co. Ltd.	2,098	75,687
Makita Corp.	22,583	1,130,736
Mandom Corp.	4,216	69,331
Mani, Inc.	7,470	203,145
Marubeni Corp.	170,610	1,133,655
Maruha Nichiro Corp.	3,726	80,110
Marui Group Co. Ltd.	15,023	263,635
Maruichi Steel Tube Ltd.	7,800	172,536
Maruwa Co. Ltd.	889	99,787
Maruwa Unyu Kikan Co. Ltd. (x)	4,260	90,807
Marvelous, Inc.	7,616	65,277
Matsuda Sangyo Co. Ltd.	4,000	69,227
Matsui Securities Co. Ltd.	11,730	92,018
Matsumotokiyoshi Holdings Co. Ltd.	7,600	323,858
Matsuya Co. Ltd.	7,173	51,963
Max Co. Ltd.	6,000	83,618
Maxell Holdings Ltd.	5,700	70,991
Mazda Motor Corp.	57,715	386,798
Mebuki Financial Group, Inc.	104,665	205,772
Medipal Holdings Corp.	17,687	331,968
MedPeer, Inc.*	1,491	117,830
Megmilk Snow Brand Co. Ltd.	3,437	73,463
Meidensha Corp.	4,400	98,947
Meiji Holdings Co. Ltd.	10,929	768,433
Meitec Corp.	2,601	135,019
Menicon Co. Ltd.	2,482	150,235
METAWATER Co. Ltd.	3,652	82,126
Milbon Co. Ltd.	2,308	146,855
Minebea Mitsumi, Inc.	30,892	612,724
Mirait Holdings Corp.	5,285	90,493
Miroku Jyoho Service Co. Ltd.	2,998	60,799
MISUMI Group, Inc.	20,444	670,214
Mitani Sekisan Co. Ltd.	1,611	68,415
Mitsubishi Chemical Holdings Corp.	108,956	658,664
Mitsubishi Corp.	106,808	2,628,436
Mitsubishi Electric Corp.	166,410	2,509,325
Mitsubishi Estate Co. Ltd.	115,005	1,845,560
Mitsubishi Gas Chemical Co., Inc.	19,000	435,921
Mitsubishi Heavy Industries Ltd.	27,889	852,430
Mitsubishi Logistics Corp.	4,975	148,881
Mitsubishi Materials Corp.	14,300	300,528
Mitsubishi Motors Corp.	75,000	157,619
Mitsubishi Pencil Co. Ltd.	3,972	52,932
Mitsubishi Research Institute, Inc.	3,100	128,347
Mitsubishi Shokuhin Co. Ltd.	3,000	83,153
Mitsubishi UFJ Financial Group, Inc.	1,092,962	4,827,853
Mitsubishi UFJ Lease & Finance Co. Ltd.	41,870	200,723
Mitsuboshi Belting Ltd.	4,120	67,792
Mitsui & Co. Ltd.	138,589	2,536,089
Mitsui Chemicals, Inc.	14,798	433,528
Mitsui E&S Holdings Co. Ltd.*	36,062	122,238
Mitsui Fudosan Co. Ltd.	80,952	1,692,266
Mitsui Mining & Smelting Co. Ltd.	5,900	216,275
Mitsui OSK Lines Ltd.	10,794	329,293
Mitsui-Soko Holdings Co. Ltd.	4,931	109,933
Miura Co. Ltd.	8,004	446,497
Mixi, Inc.	3,456	85,718
Mizuho Financial Group, Inc.	215,656	2,730,814
Mizuho Leasing Co. Ltd.	1,996	60,022
Mizuno Corp.	4,444	86,509
Mochida Pharmaceutical Co. Ltd.	2,457	93,397
Modec, Inc.	1,335	24,216
MonotaRO Co. Ltd.	11,998	610,038
Morinaga & Co. Ltd.	4,247	159,589
Morinaga Milk Industry Co. Ltd.	3,908	192,268
Morita Holdings Corp.	3,388	57,552
MOS Food Services, Inc.	3,648	103,058
MS&AD Insurance Group Holdings, Inc.	42,915	1,305,467
Murata Manufacturing Co. Ltd.	47,267	4,266,413
Musashi Seimitsu Industry Co. Ltd.	6,200	98,234
Nabtesco Corp.	11,042	483,365
Nachi-Fujikoshi Corp.	2,183	90,487
Nagase & Co. Ltd.	11,432	166,739
Nagawa Co. Ltd.	1,145	106,455
Nagoya Railroad Co. Ltd. (x)	12,958	341,598
Nankai Electric Railway Co. Ltd.	9,800	248,476
NEC Corp.	20,187	1,083,105
NEC Networks & System Integration Corp.	4,558	78,751
NET One Systems Co. Ltd.	7,723	272,255
Nexon Co. Ltd.	40,874	1,258,819
NGK Insulators Ltd.	22,442	346,014
NGK Spark Plug Co. Ltd.	12,240	208,989
NH Foods Ltd.	6,942	305,232
NHK Spring Co. Ltd.	25,000	171,420
Nichias Corp.	5,487	130,300
Nichiha Corp.	3,077	96,850
Nichirei Corp.	9,587	269,166
Nidec Corp.	38,987	4,900,986
Nifco, Inc.	5,877	230,231
Nihon Kohden Corp.	7,968	296,326
Nihon M&A Center, Inc.	12,371	826,690
Nihon Parkerizing Co. Ltd.	12,170	125,996
Nihon Unisys Ltd.	5,369	210,070
Nihon Yamamura Glass Co. Ltd.	5,562	46,110
Nikkon Holdings Co. Ltd.	9,000	180,166
Nikon Corp.	26,926	169,762
Nintendo Co. Ltd.	9,933	6,332,762
Nippo Corp.	5,398	147,686
Nippon Chemi-Con Corp.*	3,503	62,084
Nippon Densetsu Kogyo Co. Ltd.	4,340	89,654
Nippon Electric Glass Co. Ltd. (x)	6,101	133,300
Nippon Express Co. Ltd.	6,057	406,518
Nippon Flour Mills Co. Ltd.	4,887	76,248

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Nippon Gas Co. Ltd.	2,814	$150,709
Nippon Kayaku Co. Ltd.	10,745	99,484
Nippon Light Metal Holdings Co. Ltd.	5,252	97,253
Nippon Paint Holdings Co. Ltd.	13,450	1,475,846
Nippon Paper Industries Co. Ltd. (x)	9,600	111,011
Nippon Sanso Holdings Corp.	18,000	334,008
Nippon Sharyo Ltd.*	3,791	88,703
Nippon Shinyaku Co. Ltd.	4,816	315,765
Nippon Shokubai Co. Ltd.	2,462	137,818
Nippon Signal Co. Ltd.	8,900	81,109
Nippon Soda Co. Ltd.	3,039	90,209
Nippon Steel Corp.*	73,651	947,252
Nippon Steel Trading Corp.	2,026	73,286
Nippon Telegraph & Telephone Corp.	211,066	5,407,729
Nippon Television Holdings, Inc.	13,631	148,383
Nippon Yusen KK	16,174	376,252
Nipro Corp.	13,900	163,426
Nishimatsu Construction Co. Ltd.	4,358	89,224
Nishi-Nippon Financial Holdings, Inc.	13,628	86,977
Nishi-Nippon Railroad Co. Ltd.	5,600	165,145
Nissan Chemical Corp.	9,008	563,573
Nissan Motor Co. Ltd.	196,265	1,064,437
Nissan Shatai Co. Ltd.	9,940	82,404
Nisshin Oillio Group Ltd. (The)	2,383	70,044
Nisshin Seifun Group, Inc.	18,778	298,433
Nisshinbo Holdings, Inc.	12,062	87,847
Nissin Electric Co. Ltd.	7,460	88,215
Nissin Foods Holdings Co. Ltd.	7,658	655,627
Nitori Holdings Co. Ltd.	7,096	1,485,793
Nitta Corp.	1,728	37,320
Nitto Boseki Co. Ltd.	2,757	121,489
Nitto Denko Corp.	11,215	1,002,513
Nitto Kogyo Corp.	5,056	100,038
Noevir Holdings Co. Ltd.	1,781	78,826
NOF Corp.	7,305	370,008
Nohmi Bosai Ltd.	4,847	105,620
Nojima Corp.	3,609	98,880
NOK Corp.	8,604	92,410
Nomura Holdings, Inc.	288,804	1,524,364
Nomura Real Estate Holdings, Inc.	10,820	239,234
Nomura Research Institute Ltd.	24,968	893,485
Noritake Co. Ltd.	1,990	57,702
Noritz Corp.	4,795	74,812
North Pacific Bank Ltd.	32,001	67,563
NS Solutions Corp.	3,420	100,691
NS United Kaiun Kaisha Ltd.	2,870	38,774
NSD Co. Ltd.	5,948	128,113
NSK Ltd.	30,498	264,648
NTN Corp.	42,446	108,936
NTT Data Corp.	42,625	582,479
Obara Group, Inc.	1,415	53,856
Obayashi Corp.	56,756	489,205
OBIC Business Consultants Co. Ltd.	1,642	113,384
Obic Co. Ltd.	5,661	1,136,531
Odakyu Electric Railway Co. Ltd.	24,751	776,652
Ogaki Kyoritsu Bank Ltd. (The)	2,098	42,588
Ohsho Food Service Corp.	741	41,551
Oiles Corp.	4,560	71,632
Oita Bank Ltd. (The)	2,100	41,388
Oji Holdings Corp.	68,133	387,333
Okamura Corp.	7,341	65,621
Oki Electric Industry Co. Ltd.	8,423	74,315
OKUMA Corp.	1,173	65,548
Olympus Corp.	92,081	2,012,307
Omron Corp.	14,919	1,329,280
Ono Pharmaceutical Co. Ltd.	37,819	1,138,361
Onward Holdings Co. Ltd.	15,000	30,071
Open House Co. Ltd.	4,646	170,533
Optim Corp.*	2,491	67,742
Optorun Co. Ltd. (x)	3,885	79,352
Oracle Corp.	3,300	429,858
Orient Corp.	65,426	73,502
Oriental Land Co. Ltd.	16,266	2,684,351
ORIX Corp.	102,660	1,575,369
Osaka Gas Co. Ltd.	33,839	692,150
OSG Corp.	9,700	185,160
Otsuka Corp.	9,530	503,012
Otsuka Holdings Co. Ltd.	34,374	1,470,770
Outsourcing, Inc.	6,004	80,301
PALTAC Corp.	2,773	150,661
Pan Pacific International Holdings Corp.	36,020	833,042
Panasonic Corp.	190,135	2,192,201
Paramount Bed Holdings Co. Ltd.	1,386	63,156
Park24 Co. Ltd.	10,900	189,065
Penta-Ocean Construction Co. Ltd.	29,322	251,887
PeptiDream, Inc.*	8,788	445,975
Persol Holdings Co. Ltd.	18,066	325,610
Pigeon Corp. (x)	10,057	414,435
Piolax, Inc.	4,502	69,064
Pola Orbis Holdings, Inc.	8,224	166,782
Prestige International, Inc.	10,559	93,262
Raksul, Inc.*	1,943	83,644
Rakuten, Inc.	74,120	713,527
Recruit Holdings Co. Ltd.	111,245	4,655,364
Relo Group, Inc.	8,730	211,201
Renesas Electronics Corp.*	70,632	738,094
Rengo Co. Ltd.	21,000	175,720
RENOVA, Inc.*	2,551	97,835
Resona Holdings, Inc.	180,121	628,692
Resorttrust, Inc.	7,178	102,468
Ricoh Co. Ltd.	46,040	301,865
Riken Corp.	1,600	32,990
Rinnai Corp.	3,700	429,287
Riso Kagaku Corp.	2,813	37,950
Rohm Co. Ltd.	6,799	657,808
Rohto Pharmaceutical Co. Ltd.	10,582	313,089
Round One Corp.	6,290	56,470
Royal Holdings Co. Ltd. (x)*	1,912	34,072
Ryobi Ltd.	3,494	42,298
Ryohin Keikaku Co. Ltd.	21,429	436,861
Saizeriya Co. Ltd.	3,745	69,202
Sakai Moving Service Co. Ltd.	1,540	77,854
Sakata Seed Corp.	2,341	81,052
San ju San Financial Group, Inc.	2,610	31,849
San-A Co. Ltd.	1,826	77,192
Sangetsu Corp.	3,239	48,653
San-In Godo Bank Ltd. (The)	14,711	70,096

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Sanken Electric Co. Ltd.	4,473	$193,857
Sankyo Co. Ltd.	4,836	130,671
Sankyu, Inc.	4,962	187,177
Sanrio Co. Ltd.	5,173	70,640
Santen Pharmaceutical Co. Ltd.	30,999	502,865
Sanwa Holdings Corp.	21,000	244,463
Sanyo Chemical Industries Ltd.	1,868	99,682
Sapporo Holdings Ltd. (x)	6,302	121,517
Sato Holdings Corp.	1,598	34,435
Sawai Pharmaceutical Co. Ltd.	4,400	199,429
SBI Holdings, Inc.	17,974	425,959
SCREEN Holdings Co. Ltd.	3,799	279,622
SCSK Corp.	4,098	234,160
Secom Co. Ltd.	16,875	1,555,367
Sega Sammy Holdings, Inc.	20,371	320,988
Seibu Holdings, Inc.	22,730	222,556
Seiko Epson Corp.	24,121	357,651
Seiko Holdings Corp.	4,175	53,332
Seino Holdings Co. Ltd.	16,000	225,461
Seiren Co. Ltd.	4,616	69,784
Sekisui Chemical Co. Ltd.	38,236	723,579
Sekisui House Ltd.	57,097	1,161,239
Senko Group Holdings Co. Ltd.	10,158	98,968
Seven & i Holdings Co. Ltd.	64,120	2,272,191
Seven Bank Ltd.	64,776	136,760
SG Holdings Co. Ltd.	34,562	941,246
Sharp Corp.*	17,930	271,585
Shibaura Mechatronics Corp.	3,328	139,721
Shibuya Corp.	2,975	101,995
SHIFT, Inc.*	776	107,545
Shiga Bank Ltd. (The)	2,831	57,851
Shikoku Chemicals Corp.	5,024	58,387
Shikoku Electric Power Co., Inc.	18,249	118,767
Shima Seiki Manufacturing Ltd.	2,819	47,695
Shimachu Co. Ltd. (x)	3,082	163,569
Shimadzu Corp.	19,886	772,291
Shimamura Co. Ltd.	2,500	262,457
Shimano, Inc.	6,228	1,452,728
Shimizu Corp.	57,596	418,353
Shimojima Co. Ltd.	5,300	73,914
Shin-Etsu Chemical Co. Ltd.	27,243	4,759,709
Shinko Electric Industries Co. Ltd.	5,402	123,468
Shinsei Bank Ltd.	15,507	190,881
Shionogi & Co. Ltd.	21,278	1,161,218
Ship Healthcare Holdings, Inc.	2,626	145,981
Shiseido Co. Ltd.	33,067	2,285,275
Shizuoka Bank Ltd. (The)	40,645	297,590
SHO-BOND Holdings Co. Ltd.	4,612	223,777
Shochiku Co. Ltd.	1,166	159,675
Showa Denko KK	14,151	301,097
Showa Sangyo Co. Ltd.	2,573	75,878
Siix Corp.	7,281	108,804
Sinfonia Technology Co. Ltd.	7,390	100,270
Sintokogio Ltd.	7,500	55,929
SKY Perfect JSAT Holdings, Inc.	7,493	36,865
Skylark Holdings Co. Ltd. (x)	20,442	316,167
SMC Corp.	5,048	3,077,542
SMK Corp.	1,620	47,382
SMS Co. Ltd.	4,785	183,049
SoftBank Corp.	148,403	1,858,361
SoftBank Group Corp.	126,247	9,852,291
Sohgo Security Services Co. Ltd.	6,327	327,824
Sojitz Corp.	115,662	257,637
Solasto Corp.*	6,495	100,518
Sompo Holdings, Inc.	30,139	1,218,053
Sony Corp.	101,575	10,117,659
Sotetsu Holdings, Inc.	6,169	147,810
Square Enix Holdings Co. Ltd.	6,921	419,597
Stanley Electric Co. Ltd.	13,307	428,510
Starts Corp., Inc.	109	3,025
Strike Co. Ltd.	1,559	77,305
Subaru Corp.	51,663	1,031,959
Sugi Holdings Co. Ltd.	3,272	218,651
SUMCO Corp.	21,300	466,824
Sumitomo Bakelite Co. Ltd.	3,800	130,647
Sumitomo Chemical Co. Ltd.	130,222	523,385
Sumitomo Corp.	102,912	1,360,964
Sumitomo Dainippon Pharma Co. Ltd. (x)	15,798	233,019
Sumitomo Electric Industries Ltd.	66,687	882,551
Sumitomo Forestry Co. Ltd.	17,200	358,809
Sumitomo Heavy Industries Ltd.	10,441	257,448
Sumitomo Metal Mining Co. Ltd.	20,933	928,306
Sumitomo Mitsui Construction Co. Ltd.	15,803	65,505
Sumitomo Mitsui Financial Group, Inc.	109,763	3,388,935
Sumitomo Mitsui Trust Holdings, Inc.	31,024	954,561
Sumitomo Osaka Cement Co. Ltd.	4,400	128,478
Sumitomo Realty & Development Co. Ltd.	36,897	1,136,694
Sumitomo Rubber Industries Ltd.	16,520	141,913
Sumitomo Warehouse Co. Ltd. (The)	2,971	37,981
Sundrug Co. Ltd.	6,166	246,031
Suntory Beverage & Food Ltd.	12,637	446,710
Sushiro Global Holdings Ltd.	7,824	299,306
Suzuken Co. Ltd.	7,488	270,498
Suzuki Motor Corp.	32,337	1,497,608
Sysmex Corp.	11,891	1,428,003
Systena Corp.	5,824	122,002
T Hasegawa Co. Ltd.	3,525	74,081
T&D Holdings, Inc.	52,917	623,698
Tadano Ltd.	8,952	76,554
Taiheiyo Cement Corp.	12,822	320,255
Taikisha Ltd.	2,538	66,562
Taisei Corp.	17,402	599,139
Taisho Pharmaceutical Holdings Co. Ltd.	4,317	290,573
Taiyo Holdings Co. Ltd.	1,909	112,963
Taiyo Yuden Co. Ltd.	7,256	339,768
Takamatsu Construction Group Co. Ltd.	3,899	77,221
Takara Bio, Inc.	4,701	126,022
Takara Holdings, Inc.	18,000	224,706
Takara Standard Co. Ltd.	5,000	73,459
Takasago Thermal Engineering Co. Ltd.	5,745	87,075
Takashimaya Co. Ltd.	16,500	141,422
Takeda Pharmaceutical Co. Ltd.	133,881	4,868,754
Takeuchi Manufacturing Co. Ltd.	4,365	102,768
Takuma Co. Ltd.	5,495	98,080
Tamron Co. Ltd.	6,181	109,307

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
TBS Holdings, Inc.	11,930	$209,357
TDK Corp.	7,769	1,169,244
TechnoPro Holdings, Inc.	3,425	283,606
Teijin Ltd.	14,506	272,545
Terumo Corp.	47,091	1,966,553
THK Co. Ltd.	9,493	306,152
TIS, Inc.	18,861	386,152
TKC Corp.	1,285	96,324
Toagosei Co. Ltd.	17,000	199,380
Tobishima Corp.	6,530	68,301
Tobu Railway Co. Ltd.	17,551	522,680
Toda Corp.	32,000	211,670
Toei Co. Ltd.	540	88,279
Toho Bank Ltd. (The)	26,176	52,730
Toho Co. Ltd.	9,635	405,910
Toho Gas Co. Ltd.	8,185	541,413
Toho Holdings Co. Ltd.	5,618	98,643
Tohoku Electric Power Co., Inc.	41,248	339,555
Tokai Carbon Co. Ltd. (x)	15,000	187,400
TOKAI Holdings Corp.	9,977	99,137
Tokai Rika Co. Ltd.	5,427	91,716
Token Corp.	853	67,576
Tokio Marine Holdings, Inc.	56,673	2,913,373
Tokuyama Corp.	7,400	166,053
Tokyo Century Corp.	3,218	254,934
Tokyo Dome Corp.	10,261	128,989
Tokyo Electric Power Co. Holdings, Inc.*	136,134	358,612
Tokyo Electron Ltd.	10,156	3,776,964
Tokyo Gas Co. Ltd.	32,003	738,900
Tokyo Kiraboshi Financial Group, Inc.	2,264	24,250
Tokyo Ohka Kogyo Co. Ltd.	2,294	161,072
Tokyo Seimitsu Co. Ltd.	3,298	154,911
Tokyo Tatemono Co. Ltd.	19,659	269,406
Tokyotokeiba Co. Ltd.	2,059	93,324
Tokyu Construction Co. Ltd.	9,825	47,101
Tokyu Corp.	41,971	520,700
Tokyu Fudosan Holdings Corp.	57,534	306,462
Tomy Co. Ltd.	9,500	83,725
Topcon Corp.	8,062	100,097
Toppan Forms Co. Ltd.	7,000	71,658
Toppan Printing Co. Ltd.	25,746	362,795
Topre Corp.	2,571	39,366
Toray Industries, Inc.	117,437	694,807
Toridoll Holdings Corp.	2,530	33,887
Toshiba TEC Corp.	2,627	94,771
Tosho Co. Ltd.	2,808	42,533
Tosoh Corp.	24,847	386,945
TOTO Ltd.	12,927	776,208
Toyo Ink SC Holdings Co. Ltd.	1,695	32,388
Toyo Seikan Group Holdings Ltd.	12,145	132,559
Toyo Suisan Kaisha Ltd.	9,479	460,845
Toyo Tire Corp.	11,244	170,748
Toyobo Co. Ltd.	6,343	84,774
Toyoda Gosei Co. Ltd.	5,313	154,108
Toyota Boshoku Corp.	5,878	95,353
Toyota Industries Corp.	13,204	1,047,317
Toyota Motor Corp.	180,923	13,942,224
Toyota Tsusho Corp.	18,204	734,295
TPR Co. Ltd.	4,102	56,253
Transcosmos, Inc.	4,218	106,415
Trend Micro, Inc. (x)	8,078	464,707
Trusco Nakayama Corp.	3,910	109,702
TS Tech Co. Ltd.	5,200	160,651
TSI Holdings Co. Ltd.	14,450	28,829
Tsubakimoto Chain Co.	2,593	67,980
Tsumura & Co.	5,969	179,206
Tsuruha Holdings, Inc.	3,954	562,149
TV Asahi Holdings Corp.	4,061	66,546
Ube Industries Ltd.	10,241	185,668
Ulvac, Inc.	4,000	171,033
Unicharm Corp.	35,068	1,661,446
Uniden Holdings Corp.	4,364	95,517
United Arrows Ltd.	2,708	40,021
United Super Markets Holdings, Inc. (x)	5,338	58,418
Ushio, Inc.	11,665	151,609
USS Co. Ltd.	17,803	359,664
V Technology Co. Ltd.	1,336	76,080
Valor Holdings Co. Ltd.	4,443	113,727
ValueCommerce Co. Ltd.	1,542	47,639
Wacoal Holdings Corp.	3,211	64,559
Wacom Co. Ltd.	10,900	91,313
Welcia Holdings Co. Ltd.	9,748	367,715
West Japan Railway Co.	14,829	775,379
Wowow, Inc.	1,797	49,339
Xebio Holdings Co. Ltd.	5,148	41,032
Yakult Honsha Co. Ltd.	11,369	572,551
Yamada Holdings Co. Ltd.	49,936	265,023
Yamagata Bank Ltd. (The)	4,200	41,774
Yamaguchi Financial Group, Inc.	23,000	129,417
Yamaha Corp.	10,763	632,719
Yamaha Motor Co. Ltd.	23,424	477,305
Yamato Holdings Co. Ltd.	27,494	700,564
Yamato Kogyo Co. Ltd.	4,410	117,665
Yamazaki Baking Co. Ltd.	13,933	232,633
Yamazen Corp.	9,283	92,870
Yaoko Co. Ltd.	2,104	146,509
Yaskawa Electric Corp.	17,826	885,646
Yokogawa Electric Corp.	18,255	363,138
Yokohama Rubber Co. Ltd. (The)	14,820	220,172
Yoshinoya Holdings Co. Ltd. (x)	6,683	123,427
Z Holdings Corp.	221,158	1,337,379
Zenkoku Hosho Co. Ltd.	5,062	231,640
Zenrin Co. Ltd.	2,989	36,503
Zensho Holdings Co. Ltd.	9,793	255,032
Zeon Corp.	14,213	203,584
Zojirushi Corp.	6,115	109,206
ZOZO, Inc.	12,216	301,570

		392,496,861

Jordan (0.1%)
Hikma Pharmaceuticals plc	27,508	947,201

Mexico (0.0%)
Fresnillo plc	30,189	466,297

Netherlands (6.2%)
Adyen NV (m)*	5,472	12,734,675
ASML Holding NV	83,446	40,526,965
ING Groep NV	764,685	7,138,050
Koninklijke Ahold Delhaize NV	201,458	5,687,629
Koninklijke Philips NV*	178,603	9,552,374

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Royal Dutch Shell plc, Class A	671,956	$11,925,482
Royal Dutch Shell plc, Class B	607,246	10,458,170

		98,023,345

New Zealand (0.2%)
a2 Milk Co. Ltd. (The) (x)*	82,580	728,965
Auckland International Airport Ltd.*	19,928	110,156
Chorus Ltd.	49,832	281,988
Fisher & Paykel Healthcare Corp. Ltd.	14,041	335,031
Fletcher Building Ltd.	37,934	159,094
SKYCITY Entertainment Group Ltd.	37,148	85,058
Spark New Zealand Ltd.	28,024	95,062
Xero Ltd.*	13,027	1,474,538

		3,269,892

Russia (0.1%)
Evraz plc	94,388	608,721
Polymetal International plc	55,559	1,279,831

		1,888,552

South Africa (0.4%)
Anglo American plc	201,370	6,676,430

Spain (2.6%)
Amadeus IT Group SA	88,317	6,426,075
Banco Santander SA	3,399,472	10,540,225
Iberdrola SA	1,136,442	16,243,512
Industria de Diseno Textil SA	217,879	6,931,116

		40,140,928

Switzerland (0.1%)
Coca-Cola HBC AG	31,909	1,037,217

United Arab Emirates (0.0%)
NMC Health plc (r)*	14,124	—

United Kingdom (20.8%)
3i Group plc	155,924	2,469,158
Admiral Group plc	34,029	1,352,297
Ashtead Group plc	73,209	3,441,896
Associated British Foods plc*	56,914	1,762,069
AstraZeneca plc	214,982	21,531,673
Auto Trader Group plc (m)	154,460	1,258,895
Avast plc (m)	89,960	661,234
AVEVA Group plc	19,260	843,344
Aviva plc	641,271	2,851,803
B&M European Value Retail SA	139,376	983,860
BAE Systems plc	526,171	3,517,106
Barclays plc	2,829,801	5,676,154
Barratt Developments plc	165,698	1,518,167
Berkeley Group Holdings plc	19,102	1,238,705
BP plc	3,247,619	11,315,971
British American Tobacco plc	373,770	13,841,413
British Land Co. plc (The) (REIT)	151,381	1,012,296
BT Group plc*	1,424,108	2,575,526
Bunzl plc	55,104	1,840,916
Burberry Group plc*	65,698	1,607,723
Compass Group plc	291,743	5,437,805
Croda International plc	22,047	1,988,646
DCC plc	16,124	1,141,727
Diageo plc	375,612	14,782,830
DS Smith plc (x)	208,770	1,069,457
Entain plc	94,928	1,471,442
Experian plc	148,288	5,631,307
GlaxoSmithKline plc	807,172	14,813,100
Halma plc	62,021	2,077,088
Hargreaves Lansdown plc	58,709	1,224,340
HSBC Holdings plc	3,336,398	17,285,123
Imperial Brands plc	154,274	3,239,440
Informa plc	244,861	1,838,312
InterContinental Hotels Group plc	29,882	1,916,505
Intermediate Capital Group plc	45,508	1,074,128
International Consolidated Airlines Group SA	609,330	1,331,548
Intertek Group plc	26,416	2,040,277
J Sainsbury plc	267,283	824,224
Janus Henderson Group plc (CHDI)	3,859	125,638
JD Sports Fashion plc*	70,376	827,657
Johnson Matthey plc	31,093	1,031,102
Kingfisher plc*	345,635	1,278,061
Land Securities Group plc (REIT)	116,660	1,074,930
Legal & General Group plc	969,979	3,531,000
Linde plc	102,731	26,731,783
Lloyds Banking Group plc	11,515,773	5,738,505
London Stock Exchange Group plc	51,556	6,350,895
M&G plc	425,577	1,152,023
Melrose Industries plc*	787,682	1,917,875
Mondi plc	79,324	1,865,237
National Grid plc	574,307	6,793,406
Natwest Group plc	743,827	1,705,308
Next plc*	20,835	2,018,933
Ocado Group plc*	79,476	2,485,590
Pearson plc (x)	122,877	1,143,305
Pennon Group plc	68,779	893,525
Persimmon plc	51,953	1,965,835
Phoenix Group Holdings plc	88,607	848,918
Prudential plc	427,042	7,866,210
Reckitt Benckiser Group plc	103,276	9,239,262
RELX plc	304,254	7,458,007
Rentokil Initial plc	303,806	2,117,157
Rightmove plc	141,851	1,262,430
Rolls-Royce Holdings plc*	1,222,503	1,859,847
RSA Insurance Group plc	169,092	1,566,374
Sage Group plc (The)	178,613	1,421,554
Schroders plc	18,281	834,226
Segro plc (REIT)	194,698	2,522,980
Severn Trent plc	38,984	1,220,280
Smith & Nephew plc	143,229	2,957,571
Smiths Group plc	64,893	1,335,111
Spirax-Sarco Engineering plc	12,036	1,859,070
SSE plc	170,226	3,491,761
St James’s Place plc	86,624	1,342,725
Standard Chartered plc	423,128	2,695,826
Standard Life Aberdeen plc	362,557	1,394,676
Taylor Wimpey plc	592,174	1,342,645
Tesco plc	1,583,770	5,011,674
Unilever plc	416,300	25,003,228
United Utilities Group plc	111,696	1,367,061
Virgin Money UK plc (CHDI)*	100,065	182,834
Vodafone Group plc	4,386,509	7,254,648
Whitbread plc*	33,009	1,399,334

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Wm Morrison Supermarkets plc	363,185	$880,819
WPP plc	194,343	2,126,112

		326,980,453

United States (0.5%)
Amcor plc (CHDI)	97,618	1,154,467
Ferguson plc	36,807	4,471,635
James Hardie Industries plc (CHDI)*	49,367	1,454,634
News Corp. (CHDI), Class B (x)	6,327	112,872
Reliance Worldwide Corp. Ltd.	87,196	272,256
ResMed, Inc. (CHDI)	37,326	783,583
Sims Ltd. (x)	18,573	192,589

		8,442,036

Total Common Stocks (98.5%) (Cost $1,218,698,300)		1,548,615,352

CLOSED END FUNDS:
Guernsey (0.1%)
Pershing Square Holdings Ltd.*	26,039	913,354
United Kingdom (0.2%)
Scottish Mortgage Investment Trust plc	241,767	4,013,683

Total Closed End Funds (0.3%) (Cost $1,945,629)		4,927,037

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.4%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $500,007, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $510,001. (xx)	$500,000	500,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $1,700,038, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $1,734,006. (xx)	1,700,000	1,700,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $200,007, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $222,231. (xx)	200,000	200,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $2,123,358, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $2,165,813. (xx)	2,123,346	2,123,346
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $600,014, collateralized by various Common Stocks; total market value $666,674. (xx)	600,000	600,000
NBC Global Finance Ltd., 0.28%, dated 12/31/20, due 1/7/21, repurchase price $1,000,054, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 2.125%-5.000%, maturing 2/28/23-5/15/37; total market value $1,109,222. (xx)	1,000,000	1,000,000
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $300,007, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125%-3.625%, maturing 9/30/21-8/15/49; total market value $332,819. (xx)	300,000	300,000

Total Repurchase Agreements		6,423,346

Total Short-Term Investments (0.4%) (Cost $6,423,346)		6,423,346

Total Investments in Securities (99.2%) (Cost $1,227,067,275)		1,559,965,735
Other Assets Less Liabilities (0.8%)		13,125,688

Net Assets (100%)		$1,573,091,423

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $17,074,199 or 1.1% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2020.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $24,681,387. This was collateralized by $19,985,650 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/15/21 - 8/15/50 and by cash of $6,423,346 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

AUD	— Australian Dollar
CHDI	— Clearing House Electronic Subregister System (CHESS)
Depository	Interest
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
REIT	— Real Estate Investment Trust

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	135	3/2021	EUR	5,854,758	91,888
FTSE 100 Index	47	3/2021	GBP	4,126,294	(37,589)
SPI 200 Index	12	3/2021	AUD	1,511,910	(13,408)
TOPIX Index	23	3/2021	JPY	4,019,515	116,749

					157,640

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)		Total
Assets:
Closed End Fund	$—	$4,927,037	$—		$4,927,037
Common Stocks
Australia	—	177,773,575	—	(b)	177,773,575
Belgium	—	11,520,050	—		11,520,050
Chile	—	1,116,215	—		1,116,215
China	—	9,409,781	—		9,409,781
Finland	—	10,502,337	—		10,502,337
France	—	227,414,823	—		227,414,823
Germany	—	177,088,015	—		177,088,015
Ireland	—	24,526,007	—		24,526,007
Italy	—	28,895,337	—		28,895,337
Japan	—	392,496,861	—		392,496,861
Jordan	—	947,201	—		947,201
Mexico	—	466,297	—		466,297
Netherlands	—	98,023,345	—		98,023,345
New Zealand	—	3,269,892	—		3,269,892
Russia	—	1,888,552	—		1,888,552
South Africa	—	6,676,430	—		6,676,430
Spain	—	40,140,928	—		40,140,928
Switzerland	—	1,037,217	—		1,037,217
United Arab Emirates	—	—	—	(b)	—	(b)
United Kingdom	—	326,980,453	—		326,980,453
United States	—	8,442,036	—		8,442,036

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments) (a)	Total
Futures	$208,637	$—	$—	$208,637
Short-Term Investments
Repurchase Agreements	—	6,423,346	—	6,423,346

Total Assets	$208,637	$1,559,965,735	$—	$1,560,174,372

Liabilities:
Futures	$(50,997)	$—	$—	$(50,997)

Total Liabilities	$(50,997)	$—	$—	$(50,997)

Total	$157,640	$1,559,965,735	$—	$1,560,123,375

(a)	A security with a market value of $0 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.
(b)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$208,637	*

Total		$208,637

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(50,997	)*

Total		$(50,997)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(915,418)	$(915,418)

Total	$(915,418)	$(915,418)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$262,469	$262,469

Total	$262,469	$262,469

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $14,461,000 during the year ended December 31, 2020.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$153,684,382
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$256,028,052

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$551,530,963
Aggregate gross unrealized depreciation	(235,080,212)

Net unrealized appreciation	$316,450,751

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,243,672,624

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $1,220,643,929)	$1,553,542,389
Repurchase Agreements (Cost $6,423,346)	6,423,346
Cash	13,097,257
Foreign cash (Cost $1,177,436)	1,183,749
Cash held as collateral at broker for futures	2,450,000
Dividends, interest and other receivables	4,070,286
Receivable for Portfolio shares sold	263,288
Securities lending income receivable	7,627
Other assets	5,397

Total assets	1,581,043,339

LIABILITIES
Payable for return of collateral on securities loaned	6,423,346
Investment management fees payable	512,718
Payable for Portfolio shares redeemed	406,653
Distribution fees payable – Class IB	176,003
Distribution fees payable – Class IA	129,796
Administrative fees payable	124,602
Due to broker for futures variation margin	74,351
Trustees’ fees payable	3,196
Accrued expenses	101,251

Total liabilities	7,951,916

NET ASSETS	$1,573,091,423

Net assets were comprised of:
Paid in capital	$1,313,125,536
Total distributable earnings (loss)	259,965,887

Net assets	$1,573,091,423

Class IA
Net asset value, offering and redemption price per share, $619,199,606 / 61,703,893 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.04

Class IB
Net asset value, offering and redemption price per share, $841,044,607 / 85,248,548 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.87

Class K
Net asset value, offering and redemption price per share, $112,847,210 / 11,246,431 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.03

(x)	Includes value of securities on loan of $24,681,387.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $2,813,957 foreign withholding tax)	$34,331,956
Income from non-cash dividends	3,201,404
Interest	154,478
Securities lending (net)	210,877

Total income	37,898,715

EXPENSES
Investment management fees	5,670,164
Distribution fees – Class IB	1,851,749
Distribution fees – Class IA	1,380,030
Administrative fees	1,350,448
Custodian fees	267,000
Printing and mailing expenses	113,279
Professional fees	103,878
Trustees’ fees	47,402
Miscellaneous	199,491

Gross expenses	10,983,441
Less: Waiver from investment manager	(119,558)

Net expenses	10,863,883

NET INVESTMENT INCOME (LOSS)	27,034,832

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(16,410,959)
Futures contracts	(915,418)
Foreign currency transactions	110,176

Net realized gain (loss)	(17,216,201)

Change in unrealized appreciation (depreciation) on:
Investments in securities	38,048,314
Futures contracts	262,469
Foreign currency translations	201,006

Net change in unrealized appreciation (depreciation)	38,511,789

NET REALIZED AND UNREALIZED GAIN (LOSS)	21,295,588

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$48,330,420

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$27,034,832	$43,810,306
Net realized gain (loss)	(17,216,201)	12,335,330
Net change in unrealized appreciation (depreciation)	38,511,789	258,144,255

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	48,330,420	314,289,891

Distributions to shareholders:
Class IA	(12,216,579)	(16,925,846)
Class IB	(16,817,560)	(22,864,756)
Class K	(2,500,855)	(5,006,616)

Total distributions to shareholders	(31,534,994)	(44,797,218)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,512,886 and 1,978,180 shares, respectively ]	21,088,313	18,128,231
Capital shares issued in reinvestment of dividends [ 1,257,881 and 1,733,055 shares, respectively ]	12,216,579	16,925,846
Capital shares repurchased [ (6,651,180) and (6,039,986) shares, respectively ]	(57,754,904)	(55,988,926)

Total Class IA transactions	(24,450,012)	(20,934,849)

Class IB
Capital shares sold [ 6,373,599 and 4,881,801 shares, respectively ]	54,264,858	44,293,691
Capital shares issued in reinvestment of dividends [ 1,761,234 and 2,380,477 shares, respectively ]	16,817,560	22,864,756
Capital shares repurchased [ (10,340,124) and (10,611,833) shares, respectively ]	(89,578,122)	(96,768,611)

Total Class IB transactions	(18,495,704)	(29,610,164)

Class K
Capital shares sold [ 2,001,944 and 1,158,227 shares, respectively ]	16,340,533	10,734,489
Capital shares issued in reinvestment of dividends [ 257,511 and 512,926 shares, respectively ]	2,500,855	5,006,616
Capital shares repurchased [ (8,731,309) and (8,973,334) shares, respectively ]	(79,846,399)	(78,499,750)

Total Class K transactions	(61,005,011)	(62,758,645)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(103,950,727)	(113,303,658)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(87,155,301)	156,189,015
NET ASSETS:
Beginning of year	1,660,246,724	1,504,057,709

End of year	$1,573,091,423	$1,660,246,724

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020		2019		2018	2017	2016
Net asset value, beginning of year	$9.86		$8.30		$10.05	$8.37	$8.42

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	(aa)	0.25		0.24	0.22	0.22
Net realized and unrealized gain (loss)	0.22		1.58		(1.75)	1.72	(0.04)

Total from investment operations	0.39		1.83		(1.51)	1.94	0.18

Less distributions:
Dividends from net investment income	(0.18)		(0.27)		(0.24)	(0.26)	(0.23)
Distributions from net realized gains	(0.03)		—		—	—	—

Total dividends and distributions	(0.21)		(0.27)		(0.24)	(0.26)	(0.23)

Net asset value, end of year	$10.04		$9.86		$8.30	$10.05	$8.37

Total return	3.93%		22.05%		(15.12)%	23.16%	2.16%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$619,200		$637,098		$555,230	$691,902	$584,652
Ratio of expenses to average net assets:
After waivers (f)	0.79	%(j)	0.78	%(k)	0.81%	0.79%	0.79%
Before waivers (f)	0.80%		0.78%		0.81%	0.79%	0.79%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.88	%(bb)	2.75%		2.47%	2.35%	2.63%
Before waivers (f)	1.88	%(bb)	2.75%		2.47%	2.35%	2.63%
Portfolio turnover rate^	11%		5%		8%	6%	8%

	Year Ended December 31,
Class IB	2020		2019		2018	2017	2016
Net asset value, beginning of year	$9.70		$8.16		$9.90	$8.24	$8.29

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	(aa)	0.25		0.24	0.22	0.21
Net realized and unrealized gain (loss)	0.22		1.56		(1.74)	1.70	(0.03)

Total from investment operations	0.38		1.81		(1.50)	1.92	0.18

Less distributions:
Dividends from net investment income	(0.18)		(0.27)		(0.24)	(0.26)	(0.23)
Distributions from net realized gains	(0.03)		—		—	—	—

Total dividends and distributions	(0.21)		(0.27)		(0.24)	(0.26)	(0.23)

Net asset value, end of year	$9.87		$9.70		$8.16	$9.90	$8.24

Total return	3.89%		22.19%		(15.25)%	23.29%	2.15%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$841,045		$848,443		$741,350	$923,965	$773,661
Ratio of expenses to average net assets:
After waivers (f)	0.79	%(j)	0.78	%(k)	0.81%	0.79%	0.79%
Before waivers (f)	0.80%		0.78%		0.81%	0.79%	0.79%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.88	%(bb)	2.75%		2.47%	2.34%	2.63%
Before waivers (f)	1.87	%(bb)	2.75%		2.47%	2.34%	2.63%
Portfolio turnover rate^	11%		5%		8%	6%	8%

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL EQUITY INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020		2019		2018	2017	2016
Net asset value, beginning of year	$9.86		$8.29		$10.05	$8.36	$8.41

Income (loss) from investment operations:
Net investment income (loss) (e)	0.19	(aa)	0.28		0.26	0.25	0.24
Net realized and unrealized gain (loss)	0.21		1.58		(1.76)	1.72	(0.04)

Total from investment operations	0.40		1.86		(1.50)	1.97	0.20

Less distributions:
Dividends from net investment income	(0.20)		(0.29)		(0.26)	(0.28)	(0.25)
Distributions from net realized gains	(0.03)		—		—	—	—

Total dividends and distributions	(0.23)		(0.29)		(0.26)	(0.28)	(0.25)

Net asset value, end of year	$10.03		$9.86		$8.29	$10.05	$8.36

Total return	4.05%		22.48%		(14.98)%	23.59%	2.42%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$112,847		$174,705		$207,478	$238,014	$247,099
Ratio of expenses to average net assets:
After waivers (f)	0.54	%(j)	0.53	%(k)	0.56%	0.54%	0.54%
Before waivers (f)	0.55%		0.53%		0.56%	0.54%	0.54%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.16	%(bb)	2.99%		2.70%	2.67%	2.88%
Before waivers (f)	2.15	%(bb)	2.98%		2.70%	2.67%	2.88%
Portfolio turnover rate^	11%		5%		8%	6%	8%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.79% for Class IA, 0.79% for Class IB and 0.54% for Class K.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.78% for Class IA, 0.78% for Class IB and 0.53% for Class K.
(aa)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $0.15, $0.14 and $0.17 for Class IA, IB and Class K, respectively.
(bb)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been 0.23% lower.

See Notes to Financial Statements.

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Harris Associates L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	4.21%	5.81%	3.46%
Portfolio – Class IB Shares	4.20	5.81	3.43
Portfolio – Class K Shares*	4.41	6.07	5.35
International Proxy Index	4.79	6.92	5.19
MSCI EAFE® Index	7.82	7.45	5.51

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.20% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the International Proxy Index and the MSCI EAFE® Index, which returned 4.79% and 7.82%, respectively.

Portfolio Highlights

What helped performance during the year:

•

South Korea delivered the Portfolio’s top relative result and generated a solid absolute return. Both underlying holdings in this country (NAVER Corp. and Samsung Electronics Co. Ltd.) posted positive double-digit returns for the year.

•	Stock selection and a less-than-benchmark weighting in Spain provided the next best relative result as its single underlying holding, Amadeus IT Group SA, gained value.

•	The energy sector generated the best relative performance primarily from a less-than-benchmark weighting, and stock selection also produced a positive result.

•	Stock selection was the main driver that made industrials the second-best relative performer, led by Ashtead Group plc and Ryanair Holdings plc.

•	Top individual contributors included consumer discretionary holding Daimler AG (Germany) and communication services holding NAVER Corp. (South Korea).

What hurt performance during the year:

•

Japan supplied the Portfolio’s worst relative performance mainly due to a less-than-benchmark weighting, while stock selection also had a slightly negative impact even though three of four underlying holdings posted double-digit positive absolute returns for the period.

•	A lack of exposure to Denmark supplied the next weakest relative result.

•	Stock selection, along with an underweight sector allocation, made the materials sector the weakest relative performer.

•	Largest individual detractors included industrials holding Rolls-Royce Holdings plc (U.K.), financials holding Lloyds Banking Group plc(U.K.) and health care holding Bayer AG (Germany).

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark. The Portfolio reduced its equity exposure at certain points of the year during which volatility was relatively high, de-equitizing by as much as 46% for 62 days.

•

During the year, the Portfolio held hedges on the Swiss franc. At year-end, approximately 13% of the underlying franc was hedged. We believe this currency has appreciated above the range of its intrinsic value as measured by purchasing power parity and other economic fundamentals. Currency hedges detracted six basis points (cumulatively) from the Portfolio’s performance for the year.

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO (Unaudited)

Portfolio Positioning and Outlook — Harris Associates LP

This year amounted to a volatile 12 months for investors. Though traumatic and difficult to tolerate, we recognize that market instability can unearth investment opportunities for those who are patient and willing to weather the storm. In times when others chase performance or lose conviction based on news headlines and irrational reactions, we remain alert to subsequent opportunities caused by short-term investors to build positions in quality companies that are trading at large discounts to our perception of their intrinsic value. This discipline is deeply embedded in our philosophy and process.

Sector Weightings as of December 31, 2020	Market Value	% of Net Assets
Financials	$203,767,685	17.8%
Consumer Discretionary	181,814,803	15.9
Industrials	146,833,614	12.8
Materials	110,730,431	9.7
Health Care	87,040,578	7.6
Consumer Staples	80,940,063	7.0
Information Technology	77,616,120	6.8
Communication Services	58,476,138	5.1
Energy	36,627,461	3.2
Utilities	25,750,669	2.2
Real Estate	13,401,202	1.2
Repurchase Agreements	1,889,657	0.2
Closed End Fund	1,757,363	0.2
Cash and Other	118,484,122	10.3

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,242.90	$6.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.59	5.60
Class IB
Actual	1,000.00	1,242.90	6.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.59	5.61
Class K
Actual	1,000.00	1,244.60	4.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.86	4.32

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.10%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (9.3%)
Abacus Property Group (REIT)	18,498	$40,929
Adbri Ltd.	16,506	42,630
Afterpay Ltd.*	11,779	1,071,560
AGL Energy Ltd.	14,754	135,926
ALS Ltd.	3,056	22,641
Altium Ltd.	5,568	145,907
Alumina Ltd.	108,299	153,210
AMP Ltd.	2,997,572	3,605,126
Ampol Ltd.	15,213	333,323
Ansell Ltd.	7,597	203,703
APA Group	65,208	485,126
Appen Ltd.	4,980	94,793
ARB Corp. Ltd.	3,357	79,713
Aristocrat Leisure Ltd.	36,053	861,647
ASX Ltd.	11,264	625,247
Atlas Arteria Ltd.	48,010	240,587
Aurizon Holdings Ltd.	82,611	248,387
AusNet Services	90,716	122,740
Austal Ltd.	14,097	29,018
Australia & New Zealand Banking Group Ltd.	137,879	2,412,960
Bank of Queensland Ltd.	20,953	125,030
Bapcor Ltd.	12,735	76,384
Beach Energy Ltd.	90,220	125,547
Bega Cheese Ltd.	10,108	39,821
Bendigo & Adelaide Bank Ltd.	22,932	164,772
BHP Group Ltd.	148,034	4,842,401
BHP Group plc	149,185	3,927,202
Bingo Industries Ltd. (m)	20,588	38,728
Blackmores Ltd.*	597	34,772
BlueScope Steel Ltd.	26,060	351,190
Boral Ltd.	60,739	231,792
Brambles Ltd.	436,124	3,564,036
Bravura Solutions Ltd. (x)	12,127	30,105
Breville Group Ltd.	5,221	102,923
Brickworks Ltd.	3,128	46,301
BWP Trust (REIT)	26,350	89,790
carsales.com Ltd.	14,419	222,438
Challenger Ltd.	30,824	153,039
Charter Hall Group (REIT)	20,235	229,479
Charter Hall Long Wale REIT (REIT)	27,025	96,882
Charter Hall Retail REIT (REIT)	30,050	85,023
CIMIC Group Ltd.*	4,702	88,341
Cleanaway Waste Management Ltd.	115,605	209,445
Clinuvel Pharmaceuticals Ltd.	1,983	34,123
Coca-Cola Amatil Ltd.	25,354	252,738
Cochlear Ltd.	3,491	508,672
Coles Group Ltd.	68,699	960,758
Collins Foods Ltd.	5,548	41,232
Commonwealth Bank of Australia	87,227	5,521,705
Computershare Ltd.	28,259	317,862
Corporate Travel Management Ltd.	4,838	65,272
Costa Group Holdings Ltd.	29,637	93,222
Credit Corp. Group Ltd.	2,888	66,127
Cromwell Property Group (REIT)	78,193	52,446
Crown Resorts Ltd.	19,246	142,887
CSL Ltd.	23,344	5,096,407
CSR Ltd.	28,276	114,011
Deterra Royalties Ltd.*	22,492	83,233
Dexus (REIT)	52,153	377,949
Domain Holdings Australia Ltd.	15,333	53,076
Domino’s Pizza Enterprises Ltd.	3,712	248,058
Downer EDI Ltd.	33,355	137,061
Eagers Automotive Ltd.	9,018	92,398
Elders Ltd.	5,260	39,984
EML Payments Ltd.*	16,325	52,608
Evolution Mining Ltd.	91,228	350,958
Flight Centre Travel Group Ltd.	7,568	92,478
Fortescue Metals Group Ltd.	81,945	1,480,202
G8 Education Ltd.	27,893	25,375
Glencore plc*	6,195,489	19,740,531
Gold Road Resources Ltd.*	41,019	41,901
Goodman Group (REIT)	72,725	1,060,233
GPT Group (The) (REIT)	92,553	321,092
Growthpoint Properties Australia Ltd. (REIT)	12,613	33,937
GUD Holdings Ltd.	4,390	39,734
GWA Group Ltd.	18,054	48,576
Harvey Norman Holdings Ltd.	29,571	106,921
Healius Ltd.	32,938	94,718
IDP Education Ltd. (x)	5,944	90,963
IGO Ltd.	27,681	136,153
Iluka Resources Ltd.	22,492	112,538
Incitec Pivot Ltd.*	80,263	141,084
Inghams Group Ltd.	24,674	59,350
Insurance Australia Group Ltd.	96,002	347,860
InvoCare Ltd.	6,750	59,585
IOOF Holdings Ltd.	24,263	65,844
IPH Ltd.	8,971	44,471
IRESS Ltd.	7,655	62,616
JB Hi-Fi Ltd.	5,712	214,106
Lendlease Corp. Ltd.	38,401	387,829
Link Administration Holdings Ltd.	24,953	106,768
Lynas Rare Earths Ltd.*	32,454	99,581
Macquarie Group Ltd.	18,416	1,966,113
Magellan Financial Group Ltd.	8,372	346,343
Medibank Pvt Ltd.	155,675	361,253
Metcash Ltd. (x)	45,279	117,989
Mineral Resources Ltd.	9,297	268,424
Mirvac Group (REIT)	211,426	430,317
Monadelphous Group Ltd.	4,750	49,327
Nanosonics Ltd.*	15,681	97,077
National Australia Bank Ltd.	161,386	2,811,904
National Storage REIT (REIT)	38,604	56,845
Nearmap Ltd.*	25,271	43,252
Newcrest Mining Ltd.	46,226	918,746
NEXTDC Ltd.*	23,055	217,379
nib holdings Ltd.	30,366	139,762
Nine Entertainment Co. Holdings Ltd.	98,743	176,612
Northern Star Resources Ltd.	42,447	415,274
NRW Holdings Ltd.	17,572	39,558
Nufarm Ltd.*	16,854	53,274
Oil Search Ltd.	77,181	220,755
Orica Ltd.	415,539	4,853,451
Origin Energy Ltd.	67,013	245,919
Orora Ltd.	44,596	92,829

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
OZ Minerals Ltd.	13,173	$191,740
Pendal Group Ltd.	11,799	59,400
Perenti Global Ltd.	40,631	42,915
Perpetual Ltd.	2,833	75,919
Platinum Asset Management Ltd.	15,920	50,076
PolyNovo Ltd.*	33,162	99,197
Premier Investments Ltd.	5,965	108,116
Pro Medicus Ltd.	2,640	69,526
Qantas Airways Ltd.	74,370	278,077
QBE Insurance Group Ltd.	55,985	368,169
Qube Holdings Ltd.	97,003	219,866
Ramsay Health Care Ltd.	9,772	468,447
REA Group Ltd.	2,619	300,566
Regis Resources Ltd.	25,353	73,102
Resolute Mining Ltd.*	45,809	28,077
Rio Tinto Ltd.	19,147	1,680,288
Rio Tinto plc	79,044	5,912,669
Sandfire Resources Ltd.	5,890	24,294
Santos Ltd.	98,589	476,565
Saracen Mineral Holdings Ltd.*	62,778	229,894
Scentre Group (REIT)	184,772	396,011
SEEK Ltd.	18,487	406,625
Service Stream Ltd.	19,735	27,463
Seven Group Holdings Ltd.	6,490	116,831
Shopping Centres Australasia Property Group (REIT)	46,044	89,454
Silver Lake Resources Ltd.*	41,904	57,828
SmartGroup Corp. Ltd.	4,569	24,058
Sonic Healthcare Ltd.	26,680	661,292
South32 Ltd.	252,690	481,184
Spark Infrastructure Group	92,555	150,560
St Barbara Ltd.	48,183	87,666
Star Entertainment Grp Ltd. (The)	38,212	108,411
Steadfast Group Ltd.	52,572	161,716
Stockland (REIT)	108,085	348,312
Suncorp Group Ltd.	62,857	471,997
Super Retail Group Ltd.	5,904	47,929
Sydney Airport*	132,852	656,527
Tabcorp Holdings Ltd.	123,124	370,198
Technology One Ltd.	11,605	73,364
Telstra Corp. Ltd.	566,519	1,301,538
TPG Telecom Ltd.*	22,358	124,450
Transurban Group	144,798	1,524,893
Treasury Wine Estates Ltd.	29,580	214,364
United Malt Grp Ltd.	10,251	32,402
Vicinity Centres (REIT)	187,457	231,955
Virgin Australia Holdings Ltd. (r)*	96,120	—
Viva Energy Group Ltd. (m)	42,669	62,831
Vocus Group Ltd.*	29,370	91,477
Washington H Soul Pattinson & Co. Ltd. (x)	5,554	128,841
Waypoint REIT Ltd. (REIT)	38,142	80,277
Webjet Ltd.	12,238	47,835
Wesfarmers Ltd.	65,981	2,563,750
Westpac Banking Corp.	167,506	2,501,418
Whitehaven Coal Ltd. (x)	43,181	54,763
WiseTech Global Ltd.	7,843	185,932
Woodside Petroleum Ltd.	45,441	796,644
Woolworths Group Ltd.	66,362	2,011,170
Worley Ltd. (x)	20,615	182,612

		107,101,731

Belgium (0.8%)
Anheuser-Busch InBev SA/NV	124,298	8,656,892

Canada (0.9%)
Cenovus Energy, Inc.	941,909	5,734,775
Open Text Corp. (x)	77,500	3,521,565
Restaurant Brands International, Inc.	20,400	1,246,644

		10,502,984

Chile (0.0%)
Antofagasta plc	21,789	429,218

China (0.7%)
Alibaba Group Holding Ltd.*	47,600	1,428,162
Alibaba Group Holding Ltd. (ADR)*	6,900	1,605,837
Prosus NV*	37,636	4,062,618
Trip.com Group Ltd. (ADR)*	38,700	1,305,351

		8,401,968

Finland (0.7%)
Kone OYJ, Class B	34,318	2,786,308
Nokia OYJ*	492,917	1,897,444
UPM-Kymmene OYJ	101,100	3,763,314

		8,447,066

France (11.9%)
Accor SA*	207,797	7,514,114
Air Liquide SA	41,191	6,755,592
Airbus SE*	51,144	5,609,460
AXA SA‡	187,116	4,460,253
BNP Paribas SA*	348,568	18,355,320
Bureau Veritas SA*	55,432	1,473,555
Danone SA	55,775	3,663,074
Engie SA*	165,170	2,526,285
EssilorLuxottica SA	45,425	7,078,190
Kering SA	6,769	4,915,301
L’Oreal SA	21,198	8,048,644
LVMH Moet Hennessy Louis Vuitton SE	23,088	14,410,167
Pernod Ricard SA	16,943	3,245,512
Publicis Groupe SA	128,083	6,377,823
Safran SA*	31,505	4,462,693
Sanofi	99,233	9,540,643
Schneider Electric SE	47,936	6,927,768
TOTAL SE	230,799	9,953,033
Valeo SA	86,310	3,403,623
Vinci SA	48,794	4,849,804
Vivendi SA	82,980	2,674,207

		136,245,061

Germany (13.1%)
adidas AG*	16,232	5,907,304
Allianz SE (Registered)	78,911	19,347,806
BASF SE	79,900	6,317,309
Bayer AG (Registered)	302,563	17,799,344
Bayerische Motoren Werke AG	159,703	14,092,158
Continental AG	71,155	10,539,839
Daimler AG (Registered)	259,150	18,295,771
Deutsche Boerse AG	18,298	3,112,760
Deutsche Post AG (Registered)	85,482	4,229,378

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Deutsche Telekom AG (Registered)	282,075	$5,153,447
Fresenius Medical Care AG & Co. KGaA	62,000	5,165,625
Henkel AG & Co. KGaA	13,700	1,319,681
Henkel AG & Co. KGaA (Preference) (q)	8,000	902,066
Just Eat Takeaway.com NV (m)*	7,887	890,880
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	12,187	3,614,867
SAP SE	95,189	12,468,361
Siemens AG (Registered)	65,099	9,346,153
thyssenkrupp AG*	551,500	5,473,464
Volkswagen AG (Preference) (q)	16,996	3,164,721
Vonovia SE	43,447	3,171,883

		150,312,817

India (0.5%)
Axis Bank Ltd.*	657,300	5,581,439

Indonesia (0.2%)
Bank Mandiri Persero Tbk. PT	4,322,100	1,945,714

Ireland (1.4%)
CRH plc (Irish Stock Exchange)	57,971	2,424,240
CRH plc (London Stock Exchange)	75,661	3,144,512
Flutter Entertainment plc (Dublin Stock Exchange)	14,490	2,954,415
Flutter Entertainment plc (London Stock Exchange)	8,147	1,683,409
Ryanair Holdings plc*	14,300	283,968
Ryanair Holdings plc (ADR)*	39,400	4,333,212
Smurfit Kappa Group plc	16,907	794,414

		15,618,170

Italy (2.4%)
Enel SpA	675,782	6,832,409
Eni SpA	221,292	2,310,878
Intesa Sanpaolo SpA*	7,693,013	17,974,939

		27,118,226

Japan (15.4%)
77 Bank Ltd. (The)	200	2,719
A&A Material Corp.	200	1,956
A&D Co. Ltd.	1,200	14,887
ABC-Mart, Inc.	800	44,472
Achilles Corp.	1,000	13,714
Acom Co. Ltd.	14,000	59,794
Adastria Co. Ltd.	760	15,221
ADEKA Corp.	3,100	54,071
Advan Co. Ltd. (x)	1,400	16,311
Advanex, Inc.	200	2,526
Advantest Corp.	5,300	396,775
Aeon Co. Ltd.	26,399	865,436
Aeon Delight Co. Ltd.	1,400	36,419
Aeon Fantasy Co. Ltd.	400	9,425
AEON Financial Service Co. Ltd.	4,900	58,655
Aeon Hokkaido Corp.	900	8,516
Aeon Mall Co. Ltd.	3,160	52,088
AGC, Inc.	6,200	216,164
AGORA Hospitality Group Co. Ltd.*	5,000	1,114
Ai Holdings Corp.	2,100	42,201
Aica Kogyo Co. Ltd.	2,100	72,505
Aichi Bank Ltd. (The)	400	11,382
Aichi Corp.	2,100	18,650
Aichi Steel Corp.	600	16,021
Aichi Tokei Denki Co. Ltd.	100	4,305
Aida Engineering Ltd.	3,300	30,873
Aiful Corp.*	6,800	16,332
Aigan Co. Ltd.*	900	1,996
Ain Holdings, Inc.	1,000	61,692
Aiphone Co. Ltd.	800	13,179
Air Water, Inc.	6,000	106,571
Airport Facilities Co. Ltd.	1,200	5,532
Airtech Japan Ltd.	300	4,608
Aisan Industry Co. Ltd.	1,500	6,988
Aisin Seiki Co. Ltd.	5,348	160,303
Ajinomoto Co., Inc.	15,400	348,627
Akebono Brake Industry Co. Ltd. (x)*	5,700	6,900
Akita Bank Ltd. (The)	800	10,615
Alconix Corp.	800	11,320
Alfresa Holdings Corp.	8,000	146,356
Alleanza Holdings Co. Ltd.	111	1,362
Alpen Co. Ltd. (x)	700	16,026
Alpha Corp.	300	2,894
Alpha Systems, Inc.	360	12,203
Alps Alpine Co. Ltd.	6,032	79,332
Altech Co. Ltd.	500	1,429
Altech Corp. (x)	1,100	22,350
Amada Co. Ltd.	8,500	93,269
Amano Corp.	1,800	43,024
Amuse, Inc.	600	14,992
ANA Holdings, Inc.	11,700	258,011
Anest Iwata Corp.	2,000	20,493
Anritsu Corp. (x)	5,000	111,568
AOI TYO Holdings, Inc.	500	2,063
AOKI Holdings, Inc.	2,200	10,994
Aomori Bank Ltd. (The)	900	20,937
Aoyama Trading Co. Ltd.	1,600	8,321
Aozora Bank Ltd.	3,800	70,034
Arakawa Chemical Industries Ltd.	1,000	11,457
Araya Industrial Co. Ltd.	200	2,342
Arcland Sakamoto Co. Ltd.	1,400	23,199
Arcs Co. Ltd.	1,500	33,688
Argo Graphics, Inc.	800	25,064
Ariake Japan Co. Ltd.	600	43,117
Arisawa Manufacturing Co. Ltd.	2,000	18,595
Aruhi Corp.	2,100	36,791
As One Corp.	400	68,374
Asahi Co. Ltd.	500	7,864
Asahi Diamond Industrial Co. Ltd.	4,000	17,394
Asahi Group Holdings Ltd.	14,800	608,311
Asahi Intecc Co. Ltd.	7,100	258,888
Asahi Kasei Corp.	46,200	471,821
Asahi Kogyosha Co. Ltd.	200	5,966
Asahi Net, Inc.	1,000	7,942
ASAHI YUKIZAI Corp.	800	11,707
Asanuma Corp.	400	15,418
Ashimori Industry Co. Ltd.	300	2,746
Asics Corp. (x)	5,500	105,467
ASKA Pharmaceutical Co. Ltd.	1,000	15,447

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
ASKUL Corp.	900	$33,558
Astellas Pharma, Inc.	57,700	890,744
Atsugi Co. Ltd.	1,100	5,348
Autobacs Seven Co. Ltd.	100	1,382
Avantia Co. Ltd.	1,000	8,232
Avex, Inc.	2,300	25,483
Awa Bank Ltd. (The)	2,000	45,286
Axell Corp.	400	2,747
Axial Retailing, Inc.	700	34,032
Azbil Corp.	4,600	251,261
Azuma Shipping Co. Ltd.	600	1,784
Bandai Namco Holdings, Inc.	7,300	631,057
Bando Chemical Industries Ltd.	2,000	12,474
Bank of Iwate Ltd. (The)	800	15,542
Bank of Kyoto Ltd. (The)	2,400	124,817
Bank of Nagoya Ltd. (The)	1,099	27,162
Bank of Okinawa Ltd. (The)	1,080	28,649
Bank of Saga Ltd. (The)	700	8,915
Bank of the Ryukyus Ltd.	2,500	18,474
BayCurrent Consulting, Inc.	500	87,599
Belc Co. Ltd.	600	36,260
Belluna Co. Ltd.	3,000	32,948
Benefit One, Inc.	1,700	50,215
Benesse Holdings, Inc.	2,400	46,789
Bic Camera, Inc.	3,000	33,267
BML, Inc.	1,400	43,456
Bookoff Group Holdings Ltd.	700	5,593
BP Castrol KK	500	5,961
Bridgestone Corp. (x)	18,100	593,195
Brother Industries Ltd.	8,200	168,836
Bunka Shutter Co. Ltd.	3,000	28,270
CAC Holdings Corp.	700	9,654
Calbee, Inc.	3,500	105,419
Can Do Co. Ltd.	1,000	18,353
Canare Electric Co. Ltd.	100	1,698
Canon Electronics, Inc.	1,100	15,969
Canon Marketing Japan, Inc.	2,300	52,435
Canon, Inc. (x)	36,800	704,958
Capcom Co. Ltd.	3,200	207,641
Carlit Holdings Co. Ltd.	1,000	6,595
Casio Computer Co. Ltd.	5,700	104,113
Cawachi Ltd.	800	22,771
Central Glass Co. Ltd.	1,100	23,927
Central Japan Railway Co.	5,600	791,284
Central Security Patrols Co. Ltd.	500	17,360
Central Sports Co. Ltd.	400	8,426
Change, Inc. (x)*	3,200	109,244
Chiba Bank Ltd. (The)	25,000	137,524
Chiba Kogyo Bank Ltd. (The)	2,300	5,524
Chilled & Frozen Logistics Holdings Co. Ltd.	400	7,860
Chino Corp.	400	5,454
Chiyoda Co. Ltd.	1,600	14,178
Chiyoda Integre Co. Ltd.	400	6,741
Chofu Seisakusho Co. Ltd.	1,200	24,196
Chori Co. Ltd.	800	12,133
Chubu Electric Power Co., Inc.	21,600	260,024
Chubu Shiryo Co. Ltd.	1,200	16,247
Chudenko Corp.	700	14,948
Chuetsu Pulp & Paper Co. Ltd.	400	4,672
Chugai Pharmaceutical Co. Ltd.	21,000	1,119,200
Chugai Ro Co. Ltd.	400	6,547
Chugoku Bank Ltd. (The)	4,800	38,445
Chugoku Electric Power Co., Inc. (The) (x)	8,100	94,842
Chugoku Marine Paints Ltd.	3,000	30,187
Chukyo Bank Ltd. (The)	500	9,447
Chuo Spring Co. Ltd.	100	2,870
CI Takiron Corp.	3,000	20,047
Citizen Watch Co. Ltd.	2,700	7,688
CKD Corp.	1,400	29,938
Cleanup Corp.	1,200	5,567
CMIC Holdings Co. Ltd.	400	5,249
CMK Corp.	2,400	9,367
Coca-Cola Bottlers Japan Holdings, Inc.	4,873	75,935
cocokara fine, Inc.	600	44,337
COLOPL, Inc.	1,700	16,826
Colowide Co. Ltd. (x)	2,100	33,212
Computer Engineering & Consulting Ltd.	1,600	23,476
Computer Institute of Japan Ltd.	1,200	10,750
COMSYS Holdings Corp.	3,814	118,385
Concordia Financial Group Ltd.	42,446	149,222
CONEXIO Corp.	1,000	13,840
Core Corp.	400	5,621
Corona Corp.	500	4,503
Cosel Co. Ltd.	1,800	21,913
Cosmo Energy Holdings Co. Ltd.	1,500	26,686
Cosmos Pharmaceutical Corp.	600	96,925
Create Medic Co. Ltd.	300	2,873
Create Restaurants Holdings, Inc.	3,900	23,418
Create SD Holdings Co. Ltd.	1,500	56,293
Credit Saison Co. Ltd.	4,700	53,985
Cresco Ltd.	600	7,612
CTI Engineering Co. Ltd.	700	16,142
CyberAgent, Inc.	4,600	316,750
Cybernet Systems Co. Ltd.	1,000	9,191
Cybozu, Inc. (x)	2,000	49,954
Dai Nippon Printing Co. Ltd.	9,100	163,484
Dai Nippon Toryo Co. Ltd.	1,400	13,030
Daibiru Corp.	3,600	45,534
Daicel Corp.	8,200	59,800
Dai-Dan Co. Ltd.	500	14,411
Daido Kogyo Co. Ltd.	400	2,774
Daido Metal Co. Ltd.	1,000	4,949
Daido Steel Co. Ltd.	1,200	50,031
Daidoh Ltd.	1,600	2,681
Daifuku Co. Ltd.	3,600	444,879
Daihen Corp.	1,200	58,341
Daiho Corp.	800	28,202
Daiichi Jitsugyo Co. Ltd.	400	15,922
Dai-ichi Life Holdings, Inc.	38,500	578,684
Daiichi Sankyo Co. Ltd.	58,800	2,013,055
Daiichikosho Co. Ltd.	900	31,074
Daiken Corp.	1,000	16,968
Daiken Medical Co. Ltd.	400	2,073
Daiki Aluminium Industry Co. Ltd.	2,000	15,147
Daikin Industries Ltd.	8,600	1,908,983
Daikoku Denki Co. Ltd.	500	4,179
Dainichi Co. Ltd.	600	5,294

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	800	$18,664
Daio Paper Corp.	2,800	54,343
Daiohs Corp.	200	1,821
Daiseki Co. Ltd.	1,900	55,663
Daishi Hokuetsu Financial Group, Inc.	1,050	22,575
Daisue Construction Co. Ltd.	400	3,161
Daisyo Corp.	600	5,712
Daito Bank Ltd. (The)	700	4,332
Daito Trust Construction Co. Ltd.	2,600	242,739
Daitobo Co. Ltd.*	1,000	1,036
Daitron Co. Ltd.	500	7,632
Daiwa House Industry Co. Ltd.	21,100	626,124
Daiwa Industries Ltd.	1,000	10,188
Daiwa Securities Group, Inc.	51,000	232,144
Daiwabo Holdings Co. Ltd.	610	54,233
Danto Holdings Corp. (x)*	1,000	4,639
DCM Holdings Co. Ltd.	5,800	66,226
DeNA Co. Ltd.	4,000	71,241
Denka Co. Ltd.	2,600	101,477
Denso Corp.	15,100	897,035
Dentsu Group, Inc.	6,700	198,881
Denyo Co. Ltd.	1,100	22,904
Descente Ltd.	2,900	50,021
DIC Corp. (x)	2,699	68,066
Digital Arts, Inc.	400	36,802
Digital Garage, Inc.	1,700	70,055
Dijet Industrial Co. Ltd.	100	1,301
Dip Corp.	1,200	31,995
Disco Corp.	900	302,891
DKK Co. Ltd.	600	15,556
DKS Co. Ltd.	400	16,755
DMG Mori Co. Ltd.	3,900	59,262
Doshisha Co. Ltd.	1,000	18,856
Doutor Nichires Holdings Co. Ltd.	2,100	30,161
Dowa Holdings Co. Ltd.	1,800	65,111
DTS Corp.	2,200	45,298
Duskin Co. Ltd.	100	2,782
DyDo Group Holdings, Inc.	500	25,955
Dynic Corp.	400	3,169
Eagle Industry Co. Ltd.	1,000	9,598
Earth Corp.	100	5,637
East Japan Railway Co.	11,800	786,819
Ebara Corp.	3,400	110,968
Ebara Jitsugyo Co. Ltd.	300	11,796
Echo Trading Co. Ltd.	300	1,967
Econach Holdings Co. Ltd.*	1,500	1,322
Eco’s Co. Ltd.	400	8,050
EDION Corp.	4,400	44,658
eGuarantee, Inc.*	1,600	34,850
Ehime Bank Ltd. (The)	1,400	13,477
Eiken Chemical Co. Ltd.	2,000	39,804
Eisai Co. Ltd.	8,200	585,448
Eizo Corp.	1,000	35,253
Elecom Co. Ltd.	700	36,134
Electric Power Development Co. Ltd.	5,600	77,067
Elematec Corp.	1,800	17,659
ENEOS Holdings, Inc.	110,550	396,569
en-japan, Inc.	1,100	32,919
Enplas Corp.	600	22,662
Enshu Ltd.	200	1,745
EPS Holdings, Inc.	2,000	18,905
eRex Co. Ltd.	1,900	38,237
Eslead Corp.	500	6,988
ESPEC Corp.	1,200	24,010
euglena Co. Ltd.*	3,600	26,986
Exedy Corp.	1,500	18,406
Ezaki Glico Co. Ltd.	2,000	87,841
Faith, Inc.	400	3,118
FALCO HOLDINGS Co. Ltd.	600	9,512
Fancl Corp.	2,800	111,588
FANUC Corp.	6,600	1,620,997
Fast Retailing Co. Ltd.	900	805,995
FCC Co. Ltd.	1,800	31,082
Feed One Co. Ltd.	1,504	12,672
Felissimo Corp.	300	4,329
FIDEA Holdings Co. Ltd.	7,000	7,186
Financial Products Group Co. Ltd.	1,800	8,769
First Baking Co. Ltd.*	100	956
Foster Electric Co. Ltd.	1,100	13,562
FP Corp.	800	33,587
France Bed Holdings Co. Ltd.	1,600	13,962
F-Tech, Inc.	400	2,406
Fudo Tetra Corp.	980	16,533
Fuji Co. Ltd.	1,300	24,614
Fuji Corp. (x)	1,700	44,667
Fuji Corp. Ltd.	1,200	7,531
Fuji Electric Co. Ltd.	4,200	151,111
Fuji Kosan Co. Ltd.	400	3,676
Fuji Kyuko Co. Ltd.	1,500	69,948
Fuji Media Holdings, Inc.	7,700	82,030
Fuji Oil Co. Ltd.*	3,300	5,465
Fuji Oil Holdings, Inc.	1,600	45,666
Fuji Seal International, Inc.	2,400	46,836
Fuji Soft, Inc.	1,600	79,957
Fujibo Holdings, Inc.	500	18,643
Fujicco Co. Ltd.	1,000	19,389
FUJIFILM Holdings Corp.	13,170	693,608
Fujikura Composites, Inc.	800	2,874
Fujikura Kasei Co. Ltd.	1,600	8,507
Fujikura Ltd.	8,400	38,642
Fujimi, Inc.	1,100	41,707
Fujimori Kogyo Co. Ltd.	900	41,577
Fujita Kanko, Inc. (x)*	300	4,140
Fujitec Co. Ltd.	3,000	64,704
Fujitsu General Ltd.	2,000	54,138
Fujitsu Ltd.	6,700	967,154
Fujiya Co. Ltd. (x)	700	15,931
FuKoKu Co. Ltd.	500	3,327
Fukuda Corp.	200	10,905
Fukui Bank Ltd. (The)	1,000	18,372
Fukui Computer Holdings, Inc.	400	15,534
Fukuoka Financial Group, Inc.	6,384	113,330
Fukushima Bank Ltd. (The) (x)	1,500	2,833
Fukushima Galilei Co. Ltd.	600	26,062
Fukuyama Transporting Co. Ltd.	1,600	67,328
FULLCAST Holdings Co. Ltd.	1,000	15,534
Funai Electric Co. Ltd.*	1,100	4,357
Funai Soken Holdings, Inc.	2,340	57,132
Furukawa Co. Ltd.	2,100	24,914

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Furukawa Electric Co. Ltd.	2,300	$61,969
Furusato Industries Ltd.	700	8,874
Fuso Pharmaceutical Industries Ltd.	400	10,859
Futaba Corp.	2,100	18,142
Futaba Industrial Co. Ltd.	3,500	17,897
Future Corp.	1,000	17,084
Fuyo General Lease Co. Ltd.	600	39,630
G-7 Holdings, Inc.	600	13,563
Gakken Holdings Co. Ltd.	2,000	33,897
Gakujo Co. Ltd.	400	5,656
Gecoss Corp.	800	7,438
Genki Sushi Co. Ltd.	300	6,799
Geo Holdings Corp.	2,000	23,418
GLOBERIDE, Inc.	500	20,314
Glory Ltd.	2,100	42,323
GMO internet, Inc.	3,400	97,500
GMO Payment Gateway, Inc.	1,500	201,056
Godo Steel Ltd.	700	13,159
Goldcrest Co. Ltd.	1,100	17,120
Goldwin, Inc.	1,200	79,144
Gree, Inc.	5,100	29,882
GS Yuasa Corp.	2,800	80,376
GSI Creos Corp.	300	5,021
Gun-Ei Chemical Industry Co. Ltd.	300	6,848
Gunma Bank Ltd. (The)	14,200	43,733
Gunze Ltd.	800	26,033
Gurunavi, Inc.	2,000	10,130
H.U. Group Holdings, Inc.	2,600	69,976
H2O Retailing Corp.	4,760	32,177
Hachijuni Bank Ltd. (The)	10,000	33,219
Hakudo Co. Ltd.	400	5,621
Hakuhodo DY Holdings, Inc.	10,600	145,262
Hakuto Co. Ltd.	700	7,281
Hakuyosha Co. Ltd.	100	2,390
Hamakyorex Co. Ltd.	600	17,032
Hamamatsu Photonics KK	4,600	262,844
Hankyu Hanshin Holdings, Inc.	8,400	279,037
Hanwa Co. Ltd.	2,200	58,955
Happinet Corp.	600	9,111
Hard Off Corp. Co. Ltd.	500	3,472
Harima Chemicals Group, Inc.	1,100	10,962
Haruyama Holdings, Inc.	500	3,317
Haseko Corp.	8,100	92,802
Hayashikane Sangyo Co. Ltd.	400	2,228
Hazama Ando Corp.	7,520	52,437
Heiwa Corp.	1,820	25,082
Heiwa Real Estate Co. Ltd.	1,800	65,023
Heiwado Co. Ltd.	2,400	51,484
Helios Techno Holding Co. Ltd.	1,100	3,121
Hibiya Engineering Ltd.	1,800	33,070
Hiday Hidaka Corp.	1,640	27,541
Hikari Tsushin, Inc.	700	163,924
Hino Motors Ltd.	10,700	91,088
Hioki EE Corp.	500	20,241
Hirakawa Hewtech Corp.	400	4,726
Hirogin Holdings, Inc.*	10,000	56,172
Hirose Electric Co. Ltd.	1,023	155,053
HIS Co. Ltd. (x)*	1,100	17,024
Hisaka Works Ltd.	1,000	8,232
Hisamitsu Pharmaceutical Co., Inc.	1,900	112,798
Hitachi Capital Corp.	1,200	28,950
Hitachi Construction Machinery Co. Ltd.	2,700	76,616
Hitachi Ltd.	32,728	1,288,454
Hitachi Metals Ltd.	7,100	107,681
Hitachi Transport System Ltd.	2,100	62,438
Hitachi Zosen Corp.	5,100	28,154
Hochiki Corp.	1,000	12,348
Hodogaya Chemical Co. Ltd.	200	9,840
Hogy Medical Co. Ltd.	1,200	38,991
Hokkaido Electric Power Co., Inc.	7,100	25,786
Hokkaido Gas Co. Ltd.	400	6,001
Hokkan Holdings Ltd.	600	8,141
Hokko Chemical Industry Co. Ltd.	1,000	11,137
Hokkoku Bank Ltd. (The)	1,400	35,510
Hokuetsu Corp.	8,000	31,766
Hokuhoku Financial Group, Inc.	2,900	27,496
Hokuriku Electric Industry Co. Ltd.	400	3,529
Hokuriku Electric Power Co.	7,800	50,764
Hokushin Co. Ltd.	800	845
Hokuto Corp.	1,400	28,297
Honda Motor Co. Ltd.	52,700	1,468,638
Honeys Holdings Co. Ltd.	1,080	10,962
Hoosiers Holdings	2,000	12,881
Horiba Ltd.	1,400	82,030
Hoshizaki Corp.	2,000	183,429
Hosiden Corp.	3,000	28,851
Hosokawa Micron Corp.	400	24,638
House Do Co. Ltd.	3,300	37,265
House Foods Group, Inc.	2,500	94,911
House of Rose Co. Ltd.	100	1,595
Howa Machinery Ltd.	600	5,607
Hoya Corp.	13,600	1,879,541
Hulic Co. Ltd.	14,800	162,398
Hurxley Corp.	300	2,542
Hyakugo Bank Ltd. (The)	11,000	31,747
Hyakujushi Bank Ltd. (The)	1,400	20,148
Ibiden Co. Ltd.	4,300	200,518
Ichibanya Co. Ltd.	800	39,901
Ichigo, Inc.	10,100	30,323
Ichiken Co. Ltd.	200	3,527
Ichikoh Industries Ltd.	2,000	13,365
Ichinen Holdings Co. Ltd.	1,300	15,927
Ichiyoshi Securities Co. Ltd.	2,700	12,212
Icom, Inc.	600	15,817
Idec Corp.	1,400	24,690
Idemitsu Kosan Co. Ltd.	7,642	168,005
IDOM, Inc.	3,300	17,482
IHI Corp.	4,600	91,194
Iida Group Holdings Co. Ltd.	5,976	120,614
Iino Kaiun Kaisha Ltd.	5,900	24,513
Ikegami Tsushinki Co. Ltd.	300	2,513
Imasen Electric Industrial	800	5,780
Impress Holdings, Inc.	1,000	1,627
Inaba Denki Sangyo Co. Ltd.	200	4,893
Inaba Seisakusho Co. Ltd.	600	8,077
Inabata & Co. Ltd.	3,200	44,689
Inageya Co. Ltd.	1,000	17,646
Ines Corp.	1,600	21,632
I-Net Corp.	550	8,288
Infocom Corp.	1,100	36,114

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Infomart Corp.	6,800	$64,803
Information Services International-Dentsu Ltd.	1,400	42,371
Inpex Corp.	38,500	207,312
Intage Holdings, Inc.	1,200	13,144
Internet Initiative Japan, Inc.	1,400	27,551
Inui Global Logistics Co. Ltd.	490	4,513
I’rom Group Co. Ltd.	300	4,835
Iseki & Co. Ltd.	1,300	17,412
Isetan Mitsukoshi Holdings Ltd.	10,500	62,031
Ishihara Sangyo Kaisha Ltd.	2,100	12,691
Ishii Iron Works Co. Ltd.	100	2,749
Ishikawa Seisakusho Ltd.*	200	3,787
Ishizuka Glass Co. Ltd.	100	1,864
Isuzu Motors Ltd.	20,500	194,567
Itfor, Inc.	1,300	11,784
Ito En Ltd.	2,100	132,807
ITOCHU Corp.	45,300	1,300,365
Itochu Enex Co. Ltd.	2,700	26,541
Itochu Techno-Solutions Corp.	3,000	107,065
Itochu-Shokuhin Co. Ltd.	300	16,009
Itoham Yonekyu Holdings, Inc.	7,370	48,037
Itoki Corp.	2,600	8,410
IwaiCosmo Holdings, Inc.	1,100	13,966
Iwaki & Co. Ltd.	1,000	4,988
Iwasaki Electric Co. Ltd.	400	5,478
Iwatani Corp.	600	36,957
Iwatsu Electric Co. Ltd.*	500	4,072
Iyo Bank Ltd. (The)	9,100	57,021
Izumi Co. Ltd.	1,700	61,493
Izutsuya Co. Ltd.*	600	994
J Front Retailing Co. Ltd.	9,500	74,984
Jaccs Co. Ltd.	1,600	28,326
JAFCO Group Co. Ltd.	1,600	79,802
Jalux, Inc.	300	3,902
Janome Sewing Machine Co. Ltd.	1,200	10,320
Japan Airlines Co. Ltd.	11,400	220,261
Japan Airport Terminal Co. Ltd.	2,100	127,112
Japan Asia Investment Co. Ltd.*	800	1,697
Japan Aviation Electronics Industry Ltd.	2,000	30,584
Japan Cash Machine Co. Ltd.	1,100	5,646
Japan Communications, Inc.*	17,400	28,648
Japan Display, Inc. (x)*	17,300	7,540
Japan Electronic Materials Corp.	500	8,910
Japan Elevator Service Holdings Co. Ltd.	2,000	50,826
Japan Exchange Group, Inc.	19,300	493,084
Japan Foods Co. Ltd.	100	1,176
Japan Foundation Engineering Co. Ltd.	1,700	8,084
Japan Lifeline Co. Ltd.	1,800	28,363
Japan Material Co. Ltd.	1,900	26,019
Japan Medical Dynamic Marketing, Inc.	1,000	22,875
Japan Oil Transportation Co. Ltd.	100	2,551
Japan Petroleum Exploration Co. Ltd.	600	10,901
Japan Post Bank Co. Ltd.	18,500	151,755
Japan Post Holdings Co. Ltd.	53,300	414,404
Japan Post Insurance Co. Ltd.	2,200	44,999
Japan Pulp & Paper Co. Ltd.	600	21,093
Japan Securities Finance Co. Ltd.	5,546	28,897
Japan Steel Works Ltd. (The)	1,700	50,627
Japan Tobacco, Inc. (x)	37,900	771,544
Japan Transcity Corp.	2,000	10,711
Japan Wool Textile Co. Ltd. (The)	4,000	38,662
Jastec Co. Ltd.	700	9,078
JBCC Holdings, Inc.	1,000	14,072
JCR Pharmaceuticals Co. Ltd.	1,200	28,322
JCU Corp.	800	30,798
Jeans Mate Corp. (x)*	300	880
Jeol Ltd.	2,000	94,233
JFE Holdings, Inc.	16,744	160,216
JGC Holdings Corp.	6,600	61,618
JINS Holdings, Inc.	500	32,831
JK Holdings Co. Ltd.	1,100	9,140
JMS Co. Ltd.	500	4,339
Joban Kosan Co. Ltd. (x)	300	4,007
J-Oil Mills, Inc.	500	17,118
Joshin Denki Co. Ltd.	1,000	26,372
JSP Corp.	800	13,411
JSR Corp.	6,200	172,571
JTEKT Corp.	7,500	58,181
Juki Corp.	1,400	7,159
Juroku Bank Ltd. (The)	1,500	27,267
Justsystems Corp.	900	62,496
JVCKenwood Corp.	5,800	8,931
K&O Energy Group, Inc.	500	7,215
Kadokawa Corp.	1,484	53,824
Kaga Electronics Co. Ltd.	1,200	27,706
Kagome Co. Ltd.	2,200	77,556
Kajima Corp.	17,400	232,888
Kakaku.com, Inc.	5,200	142,521
Kaken Pharmaceutical Co. Ltd.	1,800	69,469
Kamei Corp.	1,000	11,089
Kamigumi Co. Ltd.	1,800	32,826
Kanaden Corp.	1,000	12,532
Kanagawa Chuo Kotsu Co. Ltd.	200	7,699
Kanamoto Co. Ltd.	1,000	21,461
Kandenko Co. Ltd.	2,900	24,519
Kaneka Corp.	1,600	55,939
Kanematsu Corp.	2,500	31,137
Kanematsu Electronics Ltd.	700	28,134
Kanematsu Sustech Corp.	100	1,637
Kansai Electric Power Co., Inc. (The)	27,800	262,155
Kansai Mirai Financial Group, Inc.	5,564	26,889
Kansai Paint Co. Ltd.	7,800	239,843
Kanto Denka Kogyo Co. Ltd.	2,000	15,341
Kao Corp. (x)	16,400	1,265,876
Kappa Create Co. Ltd. (x)*	1,800	25,190
Kasai Kogyo Co. Ltd.	1,000	3,661
Katakura & Co-op Agri Corp.	55	630
Katakura Industries Co. Ltd.	1,400	18,033
Kato Sangyo Co. Ltd.	1,700	57,542
Kato Works Co. Ltd.	400	3,738
KAWADA TECHNOLOGIES, Inc.	200	8,290
Kawai Musical Instruments Manufacturing Co. Ltd.	400	12,028
Kawasaki Heavy Industries Ltd.	5,200	117,038
Kawasaki Kisen Kaisha Ltd.*	1,999	40,888

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
KDDI Corp.	50,500	$1,499,521
Keihan Holdings Co. Ltd.	3,200	153,252
Keihanshin Building Co. Ltd.	1,400	25,233
Keihin Co. Ltd.	200	2,580
Keikyu Corp.	8,400	143,912
Keio Corp.	3,600	278,921
Keisei Electric Railway Co. Ltd.	4,700	158,859
Keiyo Bank Ltd. (The)	2,500	10,096
Keiyo Co. Ltd.	2,200	15,618
Kenedix, Inc. (x)	9,400	68,095
Kewpie Corp.	5,100	112,120
Key Coffee, Inc.	1,200	24,917
Keyence Corp.	6,160	3,460,171
KH Neochem Co. Ltd.	1,500	39,674
Kikkoman Corp.	5,000	347,199
Kimoto Co. Ltd.	2,200	3,729
Kimura Chemical Plants Co. Ltd.	1,100	6,680
Kimura Unity Co. Ltd.	200	2,142
Kinden Corp.	5,000	81,304
King Jim Co. Ltd.	1,000	8,193
Kinki Sharyo Co. Ltd. (The)*	100	1,269
Kintetsu Department Store Co. Ltd.	100	3,046
Kintetsu Group Holdings Co. Ltd.	6,600	288,916
Kintetsu World Express, Inc.	2,200	52,158
Kirin Holdings Co. Ltd.	28,600	674,179
Kisoji Co. Ltd.	1,400	32,554
Kissei Pharmaceutical Co. Ltd.	1,200	25,998
Kitagawa Corp.	500	6,440
Kita-Nippon Bank Ltd. (The)	300	5,927
Kitano Construction Corp.	300	7,272
Kitazawa Sangyo Co. Ltd.	1,000	2,634
Kitz Corp.	5,100	30,969
Kiyo Bank Ltd. (The)	1,900	27,142
KNT-CT Holdings Co. Ltd. (x)*	400	3,645
Koa Corp.	1,500	21,428
Koatsu Gas Kogyo Co. Ltd.	1,000	7,699
Kobayashi Pharmaceutical Co. Ltd.	1,900	232,037
Kobayashi Yoko Co. Ltd.	300	779
Kobe Bussan Co. Ltd.	6,000	184,785
Kobe Steel Ltd.*	12,900	68,838
Koei Tecmo Holdings Co. Ltd.	1,356	82,735
Kohnan Shoji Co. Ltd.	1,100	34,250
Kohsoku Corp.	700	11,111
Koito Manufacturing Co. Ltd.	4,200	285,545
Kojima Co. Ltd.	1,500	10,329
Kokuyo Co. Ltd.	3,400	46,001
KOMAIHALTEC, Inc.	200	4,513
Komatsu Ltd.	162,490	4,433,834
Komatsu Matere Co. Ltd.	2,000	19,931
Komatsu Wall Industry Co. Ltd.	400	6,760
Komeri Co. Ltd.	1,600	45,185
Komori Corp.	3,400	23,807
Konaka Co. Ltd.	1,400	3,959
Konami Holdings Corp.	2,800	157,281
Konica Minolta, Inc.	16,600	63,342
Konishi Co. Ltd.	2,000	32,405
Kosaido Co. Ltd.*	900	6,267
Kose Corp.	1,300	221,587
Kosei Securities Co. Ltd. (The)	200	1,226
Kotobuki Spirits Co. Ltd.	800	41,528
Kourakuen Holdings Corp.	700	10,847
Krosaki Harima Corp.	200	7,641
KRS Corp.	300	4,808
K’s Holdings Corp.	6,800	94,570
Kubota Corp. (x)	37,500	817,515
Kumagai Gumi Co. Ltd.	1,000	25,161
Kumiai Chemical Industry Co. Ltd.	5,140	46,245
Kura Sushi, Inc.	600	36,376
Kurabo Industries Ltd.	1,200	21,117
Kuraray Co. Ltd.	11,900	126,428
Kuraudia Holdings Co. Ltd.	200	498
Kureha Corp.	800	56,327
Kurimoto Ltd.	600	9,332
Kurita Water Industries Ltd.	3,500	133,722
Kusuri no Aoki Holdings Co. Ltd.	800	69,653
KYB Corp.*	700	16,033
Kyocera Corp.	9,800	600,405
Kyodo Printing Co. Ltd.	300	8,414
Kyoei Sangyo Co. Ltd.	100	1,282
Kyoei Steel Ltd.	1,300	18,004
Kyoei Tanker Co. Ltd.	200	1,641
Kyokuto Boeki Kaisha Ltd.	200	2,601
Kyokuto Kaihatsu Kogyo Co. Ltd.	2,300	31,229
Kyokuto Securities Co. Ltd.	1,600	10,707
Kyokuyo Co. Ltd.	500	14,290
KYORIN Holdings, Inc.	3,000	56,394
Kyoritsu Maintenance Co. Ltd.	1,200	44,627
Kyoritsu Printing Co. Ltd.	1,000	1,094
Kyosan Electric Manufacturing Co. Ltd.	2,000	8,174
Kyoto Kimono Yuzen Co. Ltd.	700	1,444
Kyowa Electronic Instruments Co. Ltd.	1,000	3,903
Kyowa Exeo Corp.	3,058	86,183
Kyowa Kirin Co. Ltd.	6,800	185,320
Kyowa Leather Cloth Co. Ltd.	700	4,230
Kyudenko Corp.	2,000	64,501
Kyushu Electric Power Co., Inc.	13,800	118,681
Kyushu Financial Group, Inc.	16,770	68,701
Kyushu Railway Co.	5,600	120,672
Land Business Co. Ltd.	1,000	3,157
LAND Co. Ltd.*	1,300	101
Lasertec Corp.	3,200	375,304
Lawson, Inc.	1,600	74,456
LEC, Inc.	1,200	15,062
Leopalace21 Corp. (x)*	7,300	8,625
Life Corp.	700	24,168
Lintec Corp.	900	19,856
Lion Corp.	10,000	241,925
Lixil Corp.	10,040	217,223
Look Holdings, Inc.	400	3,707
M3, Inc.	14,900	1,405,944
Mabuchi Motor Co. Ltd.	1,600	69,653
Macnica Fuji Electronics Holdings, Inc.	1,850	36,282
Maeda Corp.	8,000	71,047
Maeda Road Construction Co. Ltd.	2,300	38,536
Maezawa Industries, Inc.	900	3,861
Maezawa Kasei Industries Co. Ltd.	900	8,525

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Maezawa Kyuso Industries Co. Ltd.	400	$8,968
Makino Milling Machine Co. Ltd.	1,200	43,291
Makita Corp.	8,900	445,625
Mandom Corp.	1,400	23,023
Mani, Inc.	3,300	89,743
Marche Corp.	300	1,400
Mars Group Holdings Corp.	600	9,030
Marubeni Construction Material Lease Co. Ltd.	100	1,613
Marubeni Corp.	64,400	427,920
Marubun Corp.	900	4,463
Marudai Food Co. Ltd.	1,200	19,664
Maruha Nichiro Corp.	1,300	27,950
Marui Group Co. Ltd.	6,700	117,577
Maruichi Steel Tube Ltd.	1,600	35,392
Maruka Corp.	400	7,709
Marusan Securities Co. Ltd.	3,900	17,488
Maruwa Co. Ltd.	300	33,674
Maruwa Unyu Kikan Co. Ltd. (x)	2,000	42,632
Maruwn Corp.	600	1,435
Maruyama Manufacturing Co., Inc.	200	2,900
Maruzen CHI Holdings Co. Ltd.	600	2,162
Maruzen Showa Unyu Co. Ltd.	800	26,962
Matsuda Sangyo Co. Ltd.	800	13,845
Matsui Construction Co. Ltd.	1,000	7,186
Matsui Securities Co. Ltd.	1,000	7,845
Matsumotokiyoshi Holdings Co. Ltd.	2,800	119,316
Matsuya Co. Ltd.	2,200	15,937
Matsuyafoods Holdings Co. Ltd.	500	16,319
Max Co. Ltd.	2,000	27,873
Mazda Motor Corp.	22,000	147,441
Mebuki Financial Group, Inc.	32,760	64,406
MEC Co. Ltd.	800	17,588
Medical System Network Co. Ltd.	400	2,603
Medipal Holdings Corp.	7,600	142,645
Megachips Corp.	1,100	29,989
Megmilk Snow Brand Co. Ltd.	2,700	57,711
Meidensha Corp.	800	17,990
Meiji Holdings Co. Ltd.	4,800	337,495
Meiji Shipping Co. Ltd.	1,100	4,176
Meiko Network Japan Co. Ltd.	900	4,811
Meitec Corp.	1,000	51,910
Meito Sangyo Co. Ltd.	600	8,647
Meiwa Corp.	900	3,879
Meiwa Estate Co. Ltd.	700	3,749
Melco Holdings, Inc.	600	19,466
Menicon Co. Ltd.	700	42,371
Michinoku Bank Ltd. (The)	600	5,822
Milbon Co. Ltd.	840	53,448
Mimasu Semiconductor Industry Co. Ltd.	1,000	25,006
Minebea Mitsumi, Inc.	13,137	260,564
Ministop Co. Ltd. (x)	900	12,273
Mirait Holdings Corp.	3,600	61,642
MISUMI Group, Inc.	8,300	272,098
Mitachi Co. Ltd.	200	1,139
Mito Securities Co. Ltd. (x)	3,000	6,624
Mitsuba Corp.	2,000	8,833
Mitsubishi Chemical Holdings Corp.	44,220	267,320
Mitsubishi Corp.	46,010	1,132,259
Mitsubishi Electric Corp.	67,200	1,013,320
Mitsubishi Estate Co. Ltd.	47,700	765,473
Mitsubishi Gas Chemical Co., Inc.	6,500	149,131
Mitsubishi Heavy Industries Ltd.	11,500	351,499
Mitsubishi Kakoki Kaisha Ltd.	300	8,571
Mitsubishi Logisnext Co. Ltd.	1,000	11,467
Mitsubishi Logistics Corp.	3,000	89,778
Mitsubishi Materials Corp.	4,100	86,165
Mitsubishi Motors Corp.	26,200	55,062
Mitsubishi Paper Mills Ltd.	1,800	5,439
Mitsubishi Pencil Co. Ltd.	2,000	26,652
Mitsubishi Research Institute, Inc.	400	16,561
Mitsubishi Shokuhin Co. Ltd.	1,100	30,490
Mitsubishi Steel Manufacturing Co. Ltd. (x)*	700	4,108
Mitsubishi UFJ Financial Group, Inc.	452,200	1,997,467
Mitsubishi UFJ Lease & Finance Co. Ltd.	19,700	94,441
Mitsuboshi Belting Ltd.	1,500	24,682
Mitsui & Co. Ltd.	54,400	995,485
Mitsui Chemicals, Inc.	5,331	156,179
Mitsui E&S Holdings Co. Ltd.*	3,400	11,525
Mitsui Fudosan Co. Ltd.	33,900	708,664
Mitsui High-Tec, Inc.	1,400	52,540
Mitsui Matsushima Holdings Co. Ltd.	800	5,540
Mitsui Mining & Smelting Co. Ltd.	1,600	58,651
Mitsui OSK Lines Ltd.	4,100	125,079
Mitsui Sugar Co. Ltd.	1,000	17,588
Mitsui-Soko Holdings Co. Ltd.	1,000	22,294
Mitsumura Printing Co. Ltd.	100	1,725
Mitsuuroko Group Holdings Co. Ltd.	1,900	24,529
Miura Co. Ltd.	3,000	167,353
Miyaji Engineering Group, Inc.	400	9,336
Miyakoshi Holdings, Inc.*	300	1,935
Miyazaki Bank Ltd. (The)	800	17,076
Miyoshi Oil & Fat Co. Ltd.	400	4,726
Mizuho Financial Group, Inc.	87,137	1,103,401
Mizuho Leasing Co. Ltd.	1,700	51,121
Mizuno Corp.	1,200	23,360
Mochida Pharmaceutical Co. Ltd.	1,000	38,013
Modec, Inc.	1,000	18,140
Monex Group, Inc.	7,000	26,168
MonotaRO Co. Ltd.	4,900	249,140
Morinaga & Co. Ltd.	1,800	67,638
Morinaga Milk Industry Co. Ltd.	1,300	63,958
Morita Holdings Corp.	2,000	33,974
Morozoff Ltd.	200	11,467
Mory Industries, Inc.	400	9,034
MOS Food Services, Inc.	1,600	45,201
MrMax Holdings Ltd.	1,200	8,984
MS&AD Insurance Group Holdings, Inc.	16,200	492,801
Murata Manufacturing Co. Ltd.	20,295	1,831,867
Musashi Seimitsu Industry Co. Ltd.	2,400	38,026
Musashino Bank Ltd. (The)	1,900	27,510

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Mutoh Holdings Co. Ltd.	100	$1,437
Nabtesco Corp.	3,800	166,345
NAC Co. Ltd.	400	3,610
Nachi-Fujikoshi Corp.	500	20,725
Nagaileben Co. Ltd.	1,200	34,296
Nagano Bank Ltd. (The)	400	5,261
Nagano Keiki Co. Ltd.	800	7,562
Nagase & Co. Ltd.	3,800	55,424
Nagatanien Holdings Co. Ltd.	500	10,978
Nagawa Co. Ltd.	400	37,189
Nagoya Railroad Co. Ltd.	4,700	123,901
Naigai Co. Ltd.*	300	979
Nakabayashi Co. Ltd.	1,000	6,111
Nakamuraya Co. Ltd.	300	11,636
Nakano Corp.	1,000	4,019
Nakayama Steel Works Ltd.	600	2,226
Nakayamafuku Co. Ltd.	700	3,518
Nakayo, Inc.	200	2,843
Namura Shipbuilding Co. Ltd.	1,024	1,617
Nankai Electric Railway Co. Ltd.	3,200	81,135
Nanto Bank Ltd. (The)	1,100	18,558
Natori Co. Ltd.	600	11,017
NC Holdings Co. Ltd.	300	1,618
NEC Capital Solutions Ltd.	300	5,491
NEC Corp.	8,400	450,690
NEC Networks & System Integration Corp.	3,300	57,016
NET One Systems Co. Ltd.	3,000	105,758
Neturen Co. Ltd.	1,700	7,771
Nexon Co. Ltd.	19,700	606,712
Nexyz Group Corp.	500	4,208
NGK Insulators Ltd.	7,400	114,094
NGK Spark Plug Co. Ltd.	6,100	104,153
NH Foods Ltd.	2,500	109,922
NHK Spring Co. Ltd.	9,700	66,511
Nice Corp.*	500	7,704
Nichia Steel Works Ltd.	1,000	2,838
Nichias Corp.	3,000	71,241
Nichiban Co. Ltd.	500	7,995
Nichicon Corp.	3,900	49,291
Nichiden Corp.	1,000	21,675
Nichiha Corp.	1,200	37,771
Nichi-iko Pharmaceutical Co. Ltd.	2,100	19,809
Nichimo Co. Ltd.	100	1,851
Nichirei Corp.	3,500	98,266
Nichireki Co. Ltd.	1,000	15,893
Nidec Corp.	16,654	2,093,544
Nifco, Inc.	2,300	90,102
Nihon Chouzai Co. Ltd.	600	8,670
Nihon Dempa Kogyo Co. Ltd.*	900	5,491
Nihon Kohden Corp.	2,600	96,693
Nihon M&A Center, Inc.	5,200	347,489
Nihon Nohyaku Co. Ltd.	2,000	9,762
Nihon Parkerizing Co. Ltd.	3,100	32,094
Nihon Tokushu Toryo Co. Ltd.	1,000	11,690
Nihon Trim Co. Ltd.	200	8,067
Nihon Unisys Ltd.	2,100	82,166
Nihon Yamamura Glass Co. Ltd.	500	4,145
Nikkato Corp.	400	2,960
Nikkiso Co. Ltd.	4,000	38,894
Nikko Co. Ltd.	1,000	6,954
Nikkon Holdings Co. Ltd.	3,000	60,055
Nikon Corp.	12,300	77,549
Nintendo Co. Ltd.	4,200	2,677,701
Nippo Corp.	1,500	41,039
Nippon Air Conditioning Services Co. Ltd.	1,200	8,763
Nippon Beet Sugar Manufacturing Co. Ltd.	700	10,894
Nippon Carbide Industries Co., Inc.	300	3,704
Nippon Carbon Co. Ltd.	600	22,924
Nippon Ceramic Co. Ltd.	800	22,476
Nippon Chemical Industrial Co. Ltd.	400	10,897
Nippon Chemi-Con Corp.*	700	12,406
Nippon Chemiphar Co. Ltd.	100	2,131
Nippon Chutetsukan KK	100	1,214
Nippon Coke & Engineering Co. Ltd.	10,000	8,619
Nippon Concrete Industries Co. Ltd.	1,000	3,031
Nippon Denko Co. Ltd. (x)	5,000	14,479
Nippon Densetsu Kogyo Co. Ltd.	2,000	41,315
Nippon Electric Glass Co. Ltd. (x)	3,200	69,916
Nippon Express Co. Ltd.	2,200	147,654
Nippon Felt Co. Ltd.	700	2,976
Nippon Filcon Co. Ltd.	900	4,463
Nippon Fine Chemical Co. Ltd.	1,000	13,801
Nippon Flour Mills Co. Ltd.	2,000	31,204
Nippon Gas Co. Ltd.	1,100	58,912
Nippon Hume Corp.	1,000	7,777
Nippon Kanzai Co. Ltd.	800	16,061
Nippon Kayaku Co. Ltd.	5,000	46,293
Nippon Kinzoku Co. Ltd.	300	4,254
Nippon Koei Co. Ltd.	800	21,973
Nippon Koshuha Steel Co. Ltd.*	500	1,564
Nippon Light Metal Holdings Co. Ltd.	280	5,185
Nippon Paint Holdings Co. Ltd.	5,800	636,424
Nippon Paper Industries Co. Ltd.	2,800	32,378
Nippon Parking Development Co. Ltd.	13,000	19,389
Nippon Pillar Packing Co. Ltd.	1,000	15,583
Nippon Piston Ring Co. Ltd.	400	3,595
Nippon Road Co. Ltd. (The)	400	29,829
Nippon Sanso Holdings Corp.	6,600	122,470
Nippon Seisen Co. Ltd.	200	7,176
Nippon Sharyo Ltd.*	400	9,359
Nippon Sheet Glass Co. Ltd.	3,800	17,481
Nippon Shinyaku Co. Ltd.	1,900	124,575
Nippon Shokubai Co. Ltd.	1,000	55,978
Nippon Signal Co. Ltd.	2,800	25,517
Nippon Soda Co. Ltd.	1,400	41,557
Nippon Steel Corp.*	28,615	368,028
Nippon Steel Trading Corp.	740	26,768
Nippon Suisan Kaisha Ltd.	9,200	37,957
Nippon Systemware Co. Ltd.	400	8,375
Nippon Telegraph & Telephone Corp.	89,740	2,299,232
Nippon Television Holdings, Inc.	3,100	33,746
Nippon Thompson Co. Ltd.	4,000	14,953

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Nippon Yakin Kogyo Co. Ltd.	650	$10,865
Nippon Yusen KK	5,900	137,251
Nipro Corp.	4,800	56,435
Nishimatsu Construction Co. Ltd.	2,200	45,042
Nishimatsuya Chain Co. Ltd.	700	10,040
Nishi-Nippon Financial Holdings, Inc.	4,000	25,529
Nishi-Nippon Railroad Co. Ltd.	1,100	32,439
Nissan Chemical Corp.	3,800	237,742
Nissan Motor Co. Ltd.	82,020	444,833
Nissan Shatai Co. Ltd.	900	7,461
Nissan Tokyo Sales Holdings Co. Ltd.	1,000	2,605
Nissei Plastic Industrial Co. Ltd.	1,000	8,581
Nissha Co. Ltd.	2,200	31,917
Nisshin Group Holdings Co. Ltd.	1,400	5,722
Nisshin Oillio Group Ltd. (The)	1,200	35,272
Nisshin Seifun Group, Inc.	8,305	131,989
Nisshinbo Holdings, Inc.	4,368	31,812
Nissin Corp.	800	9,429
Nissin Electric Co. Ltd.	2,000	23,650
Nissin Foods Holdings Co. Ltd.	2,900	248,279
Nissui Pharmaceutical Co. Ltd.	500	4,668
Nitori Holdings Co. Ltd.	3,000	628,154
Nitta Corp.	1,100	23,757
Nittetsu Mining Co. Ltd.	300	17,810
Nitto Boseki Co. Ltd.	1,000	44,066
Nitto Denko Corp.	4,720	421,922
Nitto Fuji Flour Milling Co. Ltd.	100	6,382
Nitto Kogyo Corp.	1,800	35,615
Nitto Kohki Co. Ltd.	700	11,857
Nitto Seiko Co. Ltd.	1,000	4,339
Nitto Seimo Co. Ltd.	100	1,412
Nittoc Construction Co. Ltd.	750	5,745
NOF Corp.	2,900	146,889
Nohmi Bosai Ltd.	1,000	21,791
NOK Corp.	5,000	53,702
Nomura Co. Ltd.	4,000	33,006
Nomura Holdings, Inc.	122,600	647,107
Nomura Real Estate Holdings, Inc.	4,100	90,652
Nomura Research Institute Ltd.	9,909	354,595
Noritake Co. Ltd.	600	17,398
Noritsu Koki Co. Ltd.	1,100	25,898
Noritz Corp.	2,300	35,885
North Pacific Bank Ltd.	2,400	5,067
NS Solutions Corp.	1,000	29,442
NS United Kaiun Kaisha Ltd.	400	5,404
NSD Co. Ltd.	2,260	48,678
NSK Ltd.	14,500	125,824
NTN Corp.	13,000	33,364
NTT Data Corp.	18,200	248,707
Obara Group, Inc.	800	30,449
Obayashi Corp.	21,300	183,594
OBIC Business Consultants Co. Ltd.	1,200	82,863
Obic Co. Ltd.	2,400	481,836
Odakyu Electric Railway Co. Ltd.	10,499	329,444
Oenon Holdings, Inc.	3,000	11,912
Ogaki Kyoritsu Bank Ltd. (The)	1,600	32,479
Ohara, Inc.	400	6,380
Ohashi Technica, Inc.	600	8,420
OIE Sangyo Co. Ltd.	300	3,841
Oiles Corp.	1,560	24,506
Oita Bank Ltd. (The)	700	13,796
Oizumi Corp.	400	1,596
Oji Holdings Corp.	27,800	158,042
Okabe Co. Ltd.	2,700	20,239
Okamoto Industries, Inc.	800	30,643
Okamura Corp.	4,000	35,756
Okasan Securities Group, Inc.	6,000	21,791
Okaya Electric Industries Co. Ltd.	600	2,342
Oki Electric Industry Co. Ltd.	3,600	31,762
Okinawa Electric Power Co., Inc. (The)	2,273	30,511
OKK Corp.	400	1,573
OKUMA Corp.	1,000	55,881
Okumura Corp.	1,300	32,118
Okura Industrial Co. Ltd.	600	11,099
Okuwa Co. Ltd.	1,000	12,590
Olympic Group Corp.	800	7,089
Olympus Corp.	38,300	836,995
Omron Corp.	6,300	561,329
Ono Pharmaceutical Co. Ltd.	16,000	481,604
ONO Sokki Co. Ltd.	500	2,508
Onoken Co. Ltd.	1,000	12,125
Onward Holdings Co. Ltd.	1,000	2,005
Open House Co. Ltd.	2,000	73,410
Optex Group Co. Ltd.	1,600	29,225
Optorun Co. Ltd. (x)	1,000	20,425
Oracle Corp.	1,300	169,338
Organo Corp.	400	23,747
Orient Corp.	16,500	18,537
Oriental Land Co. Ltd.	7,000	1,155,198
Origin Co. Ltd.	200	2,570
ORIX Corp.	41,900	642,977
Osaka Gas Co. Ltd.	13,200	269,996
Osaka Soda Co. Ltd.	1,000	26,362
Osaka Steel Co. Ltd.	800	9,514
OSAKA Titanium Technologies Co. Ltd.	1,100	9,119
Osaki Electric Co. Ltd.	1,000	5,607
OSG Corp.	2,200	41,995
OSJB Holdings Corp.	450	1,216
Otsuka Corp.	4,200	221,684
Otsuka Holdings Co. Ltd.	13,300	569,071
Outsourcing, Inc.	3,000	40,124
Oyo Corp.	1,200	14,237
Pacific Industrial Co. Ltd.	2,000	20,803
Pacific Metals Co. Ltd. (x)	899	19,416
Pack Corp. (The)	900	24,641
PAL GROUP Holdings Co. Ltd.	1,400	16,555
PALTAC Corp.	1,050	57,048
Pan Pacific International Holdings Corp.	16,700	386,224
Panasonic Corp.	79,385	915,286
Paramount Bed Holdings Co. Ltd.	900	41,010
Paris Miki Holdings, Inc.	1,500	4,169
Park24 Co. Ltd.	4,000	69,382
Pasco Corp.	200	2,675
Pasona Group, Inc.	1,000	20,067
Pegasus Sewing Machine Manufacturing Co. Ltd.	1,200	3,928

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Penta-Ocean Construction Co. Ltd.	10,300	$88,481
PeptiDream, Inc.*	3,400	172,544
Persol Holdings Co. Ltd.	6,400	115,349
PIA Corp.	300	8,124
Pigeon Corp.	4,300	177,197
Pilot Corp.	1,100	30,852
Piolax, Inc.	1,500	23,011
Plenus Co. Ltd.	1,500	25,350
Pola Orbis Holdings, Inc. (x)	3,000	60,840
Poplar Co. Ltd.*	300	1,151
Press Kogyo Co. Ltd.	5,000	14,818
Prima Meat Packers Ltd.	1,400	44,337
Pronexus, Inc.	1,300	13,220
PS Mitsubishi Construction Co. Ltd.	800	4,726
Raito Kogyo Co. Ltd.	800	14,055
Raiznext Corp.	2,600	30,871
Raksul, Inc.*	1,100	47,354
Rakuten, Inc.	31,300	301,314
Rasa Corp.	500	4,416
Rasa Industries Ltd.	400	8,968
Recruit Holdings Co. Ltd.	47,600	1,991,958
Relia, Inc.	1,600	19,819
Relo Group, Inc.	3,600	87,093
Renaissance, Inc.	500	4,324
Renesas Electronics Corp.*	35,300	368,880
Rengo Co. Ltd.	5,800	48,532
Resol Holdings Co. Ltd.	100	3,661
Resona Holdings, Inc.	70,500	246,072
Resorttrust, Inc.	3,800	54,246
Restar Holdings Corp.	700	15,057
Rheon Automatic Machinery Co. Ltd.	1,000	12,212
Rhythm Co. Ltd.	600	3,760
Ricoh Co. Ltd.	16,400	107,528
Ricoh Leasing Co. Ltd.	800	23,786
Right On Co. Ltd.	900	5,326
Riken Corp.	400	8,248
Riken Keiki Co. Ltd.	1,000	29,732
Riken Technos Corp.	2,000	8,736
Ringer Hut Co. Ltd.	900	19,629
Rinnai Corp.	1,700	197,240
Riso Kagaku Corp.	1,800	24,284
Riso Kyoiku Co. Ltd.	3,900	11,520
Rock Field Co. Ltd.	1,200	18,223
Rohm Co. Ltd.	3,100	299,927
Rohto Pharmaceutical Co. Ltd.	3,300	97,637
Roland DG Corp.	500	9,094
Round One Corp.	3,300	29,627
Royal Holdings Co. Ltd. (x)*	1,800	32,076
Ryobi Ltd.	1,400	16,948
Ryoden Corp.	500	7,506
Ryohin Keikaku Co. Ltd.	9,100	185,516
Ryosan Co. Ltd.	700	12,650
Ryoyo Electro Corp.	1,600	49,276
S Foods, Inc.	500	16,295
Sagami Holdings Corp.	1,000	11,593
Saibu Gas Co. Ltd.	1,300	39,155
Saizeriya Co. Ltd.	1,600	29,566
Sakai Chemical Industry Co. Ltd.	800	15,255
Sakai Heavy Industries Ltd.	200	4,558
Sakai Moving Service Co. Ltd.	400	20,222
Sakai Ovex Co. Ltd.	300	6,343
Sakata INX Corp.	2,000	22,430
Sakata Seed Corp.	1,100	38,085
Sala Corp.	1,000	5,530
San Holdings, Inc.	400	4,800
San ju San Financial Group, Inc.	990	12,081
San-A Co. Ltd.	800	33,819
San-Ai Oil Co. Ltd.	2,000	21,636
Sanden Holdings Corp.*	1,400	4,732
Sangetsu Corp.	1,800	27,038
San-In Godo Bank Ltd. (The)	7,000	33,354
Sanix, Inc.*	1,800	5,038
Sanken Electric Co. Ltd.	300	13,002
Sanki Engineering Co. Ltd.	3,000	35,243
Sanko Metal Industrial Co. Ltd.	100	2,782
Sankyo Co. Ltd.	700	18,914
Sankyo Seiko Co. Ltd.	2,000	9,297
Sankyo Tateyama, Inc.	1,700	13,385
Sankyu, Inc.	1,700	64,128
Sanoh Industrial Co. Ltd.	1,400	12,759
Sanrio Co. Ltd.	2,000	27,311
Sanritsu Corp.	300	1,871
Sanshin Electronics Co. Ltd.	1,500	30,042
Santen Pharmaceutical Co. Ltd.	13,400	217,374
Sanwa Holdings Corp.	8,800	102,442
Sanyo Chemical Industries Ltd.	600	32,018
Sanyo Industries Ltd.	100	1,813
Sanyo Shokai Ltd.	600	3,440
Sanyo Special Steel Co. Ltd.*	1,200	14,899
Sapporo Holdings Ltd. (x)	2,500	48,206
Sata Construction Co. Ltd.	800	3,425
Sato Holdings Corp.	1,200	25,858
Sato Shoji Corp.	1,000	8,649
Satori Electric Co. Ltd.	900	6,502
Sawai Pharmaceutical Co. Ltd.	1,800	81,584
Saxa Holdings, Inc.	300	3,989
SB Technology Corp.	400	13,520
SBI Holdings, Inc.	7,860	186,271
SCREEN Holdings Co. Ltd.	1,300	95,685
Scroll Corp.	1,700	12,809
SCSK Corp.	1,532	87,539
Secom Co. Ltd.	6,400	589,887
Sega Sammy Holdings, Inc.	6,700	105,573
Seibu Holdings, Inc.	8,500	83,226
Seika Corp.	800	10,646
Seikagaku Corp.	2,400	23,639
Seikitokyu Kogyo Co. Ltd.	600	4,870
Seiko Epson Corp.	8,400	124,550
Seiko Holdings Corp.	1,200	15,329
Seino Holdings Co. Ltd.	5,000	70,457
Seiren Co. Ltd.	3,200	48,377
Sekisui Chemical Co. Ltd.	15,400	291,430
Sekisui House Ltd.	23,400	475,909
Sekisui Jushi Corp.	1,000	21,113
Sekisui Kasei Co. Ltd.	1,000	5,133
Senko Group Holdings Co. Ltd.	4,000	38,971
Senshu Ikeda Holdings, Inc.	6,880	9,861
Senshukai Co. Ltd. (x)	2,200	6,925
Seven & i Holdings Co. Ltd.	26,136	926,169

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Seven Bank Ltd.	26,000	$54,893
SG Holdings Co. Ltd.	13,400	364,930
Sharp Corp.*	8,100	122,690
Shibaura Machine Co. Ltd. (x)	1,400	31,958
Shibaura Mechatronics Corp.	200	8,397
Shibusawa Warehouse Co. Ltd. (The)	600	13,406
Shibuya Corp.	700	23,999
Shiga Bank Ltd. (The)	200	4,087
Shikibo Ltd.	700	6,949
Shikoku Bank Ltd. (The)	1,600	10,537
Shikoku Chemicals Corp.	1,000	11,622
Shikoku Electric Power Co., Inc.	7,600	49,462
Shima Seiki Manufacturing Ltd.	900	15,227
Shimachu Co. Ltd.	100	5,307
Shimadzu Corp.	8,000	310,687
Shimamura Co. Ltd.	800	83,986
Shimano, Inc.	2,600	606,469
Shimizu Bank Ltd. (The)	400	6,644
Shimizu Corp.	21,100	153,261
Shimojima Co. Ltd.	800	11,157
Shin Nippon Air Technologies Co. Ltd.	900	19,559
Shin Nippon Biomedical Laboratories Ltd.	700	4,576
Shinagawa Refractories Co. Ltd.	300	7,278
Shindengen Electric Manufacturing Co. Ltd.	400	9,937
Shin-Etsu Chemical Co. Ltd.	11,600	2,026,672
Shin-Etsu Polymer Co. Ltd.	2,500	22,832
Shingakukai Holdings Co. Ltd.	600	2,522
Shin-Keisei Electric Railway Co. Ltd.	200	4,565
Shinko Electric Industries Co. Ltd.	3,100	70,854
Shinko Shoji Co. Ltd.	2,200	15,959
Shinmaywa Industries Ltd.	1,800	15,410
Shinnihon Corp.	1,600	12,846
Shinsei Bank Ltd.	4,900	60,316
Shinsho Corp.	300	5,352
Shinwa Co. Ltd.	600	12,447
Shinyei Kaisha*	100	785
Shionogi & Co. Ltd.	8,800	480,248
Ship Healthcare Holdings, Inc.	1,500	83,386
Shiseido Co. Ltd.	13,700	946,813
Shizuoka Bank Ltd. (The)	13,900	101,771
Shizuoka Gas Co. Ltd.	3,000	30,042
SHO-BOND Holdings Co. Ltd.	1,800	87,337
Shobunsha Holdings, Inc.*	700	3,030
Shochiku Co. Ltd.	400	54,777
Shoko Co. Ltd.*	400	2,359
Showa Denko KK	4,500	95,748
Showa Sangyo Co. Ltd.	1,000	29,490
Shuei Yobiko Co. Ltd.*	200	798
Siix Corp.	1,400	20,921
Sinanen Holdings Co. Ltd.	400	11,486
Sinfonia Technology Co. Ltd.	1,400	18,996
Sintokogio Ltd.	2,600	19,389
SK Japan Co. Ltd.	200	988
SKY Perfect JSAT Holdings, Inc.	9,000	44,279
Skylark Holdings Co. Ltd. (x)	7,900	122,186
SMC Corp.	2,100	1,280,277
SMK Corp.	300	8,774
SMS Co. Ltd.	2,800	107,113
SNT Corp.	2,400	4,951
Soda Nikka Co. Ltd.	1,000	5,288
SoftBank Corp.	61,300	767,623
SoftBank Group Corp.	54,312	4,238,498
Softbrain Co. Ltd. (x)*	2,000	16,793
Sohgo Security Services Co. Ltd.	2,900	150,259
Sojitz Corp.	39,100	87,095
Sompo Holdings, Inc.	13,050	527,409
Sony Corp.	43,500	4,332,938
Soshin Electric Co. Ltd.	600	2,656
Sotetsu Holdings, Inc.	3,000	71,880
Space Value Holdings Co. Ltd.	2,000	13,501
SPK Corp.	400	4,928
S-Pool, Inc. (x)	3,800	27,675
Square Enix Holdings Co. Ltd.	2,800	169,754
SRA Holdings	600	15,242
ST Corp.	600	11,372
St Marc Holdings Co. Ltd.	800	10,847
Stanley Electric Co. Ltd.	5,400	173,890
Star Micronics Co. Ltd.	2,300	36,843
Starzen Co. Ltd.	400	16,406
Stella Chemifa Corp.	500	16,052
Strike Co. Ltd.	700	34,710
Studio Alice Co. Ltd.	500	9,336
Subaru Corp.	21,700	433,454
Sugi Holdings Co. Ltd.	1,500	100,237
Sugimoto & Co. Ltd.	600	14,428
SUMCO Corp.	8,000	175,333
Sumida Corp.	700	7,295
Suminoe Textile Co. Ltd.	300	6,247
Sumiseki Holdings, Inc.	3,800	4,122
Sumitomo Bakelite Co. Ltd.	1,200	41,257
Sumitomo Chemical Co. Ltd.	44,000	176,844
Sumitomo Corp.	42,680	564,423
Sumitomo Dainippon Pharma Co. Ltd. (x)	4,700	69,324
Sumitomo Densetsu Co. Ltd.	900	22,880
Sumitomo Electric Industries Ltd.	23,100	305,711
Sumitomo Forestry Co. Ltd.	4,800	100,133
Sumitomo Heavy Industries Ltd.	4,000	98,630
Sumitomo Metal Mining Co. Ltd.	8,700	385,815
Sumitomo Mitsui Construction Co. Ltd.	7,200	29,845
Sumitomo Mitsui Financial Group, Inc.	44,150	1,363,132
Sumitomo Mitsui Trust Holdings, Inc.	13,141	404,329
Sumitomo Osaka Cement Co. Ltd.	1,300	37,959
Sumitomo Precision Products Co. Ltd.*	200	3,758
Sumitomo Realty & Development Co. Ltd.	15,900	489,835
Sumitomo Riko Co. Ltd.	2,000	11,777
Sumitomo Rubber Industries Ltd.	7,284	62,572
Sumitomo Seika Chemicals Co. Ltd.	400	15,902
Sumitomo Warehouse Co. Ltd. (The)	4,500	57,527
Sun Frontier Fudousan Co. Ltd.	1,000	8,639

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Sundrug Co. Ltd.	2,300	$91,773
Suntory Beverage & Food Ltd.	4,700	166,142
Sun-Wa Technos Corp.	600	5,642
Suruga Bank Ltd. (x)	5,500	18,004
Sushiro Global Holdings Ltd.	3,200	122,415
Suzuden Corp.	300	3,556
Suzuken Co. Ltd.	3,190	115,236
Suzuki Motor Corp.	14,000	648,375
SWCC Showa Holdings Co. Ltd.	1,500	25,481
Sysmex Corp.	4,900	588,446
Systena Corp.	4,000	83,793
T Hasegawa Co. Ltd.	1,600	33,625
T RAD Co. Ltd.	400	5,191
T&D Holdings, Inc.	21,600	254,585
Tac Co. Ltd.	700	1,715
Tachibana Eletech Co. Ltd.	840	13,626
Tachi-S Co. Ltd.	1,600	18,207
Tadano Ltd.	5,000	42,758
Taihei Dengyo Kaisha Ltd.	500	11,380
Taiheiyo Cement Corp.	4,478	111,847
Taiheiyo Kouhatsu, Inc.	400	2,379
Taiho Kogyo Co. Ltd.	800	5,555
Taikisha Ltd.	1,000	26,226
Taiko Pharmaceutical Co. Ltd. (x)	1,200	18,734
Taisei Corp.	7,000	241,005
Taisei Lamick Co. Ltd.	300	8,905
Taisho Pharmaceutical Holdings Co. Ltd.	1,400	94,233
Taiyo Holdings Co. Ltd.	900	53,257
Taiyo Yuden Co. Ltd.	3,000	140,477
Takachiho Koheki Co. Ltd.	500	5,709
Takadakiko Co. Ltd.	100	2,448
Takamatsu Construction Group Co. Ltd.	1,000	19,805
Takano Co. Ltd.	400	2,297
Takaoka Toko Co. Ltd.	400	6,392
Taka-Q Co. Ltd.	500	630
Takara & Co. Ltd.	700	11,857
Takara Bio, Inc.	1,700	45,573
Takara Holdings, Inc.	6,000	74,902
Takara Leben Co. Ltd.	4,400	13,082
Takara Standard Co. Ltd.	2,500	36,729
Takasago International Corp.	800	18,393
Takasago Thermal Engineering Co. Ltd.	1,900	28,798
Takashima & Co. Ltd.	200	3,138
Takashimaya Co. Ltd.	5,300	45,426
Take And Give Needs Co. Ltd.	600	3,219
Takeda Pharmaceutical Co. Ltd.	57,700	2,098,334
Takihyo Co. Ltd.	200	3,659
Takuma Co. Ltd.	4,000	71,396
Tamron Co. Ltd.	1,200	21,221
Tamura Corp.	3,000	16,619
Tanaka Co. Ltd.	300	2,043
Tanseisha Co. Ltd.	1,950	15,467
Tatsuta Electric Wire and Cable Co. Ltd.	2,000	14,547
Taya Co. Ltd.*	200	1,036
Tayca Corp.	1,000	14,634
TBK Co. Ltd.	1,000	4,319
TBS Holdings, Inc.	3,700	64,931
TDC Soft, Inc.	800	7,694
TDK Corp.	3,400	511,704
Teac Corp.*	600	604
TechnoPro Holdings, Inc.	1,500	124,207
Teijin Ltd.	5,200	97,700
Teikoku Electric Manufacturing Co. Ltd.	800	9,344
Teikoku Sen-I Co. Ltd.	1,000	23,137
Teikoku Tsushin Kogyo Co. Ltd.	400	4,040
Tekken Corp.	800	14,178
Ten Allied Co. Ltd. (x)*	800	2,425
Tenma Corp.	1,100	21,754
TerraSky Co. Ltd. (x)*	1,100	43,092
Terumo Corp.	18,700	780,925
T-Gaia Corp.	600	11,244
THK Co. Ltd.	4,000	129,001
Tigers Polymer Corp.	600	2,289
TIS, Inc.	6,900	141,268
Titan Kogyo Ltd.	100	1,901
TKC Corp.	900	67,464
Toa Corp./Hyogo	1,000	8,242
Toa Corp./Tokyo	1,100	21,221
TOA ROAD Corp.	200	7,331
Toabo Corp.	400	1,825
Toagosei Co. Ltd.	3,900	45,740
Tobishima Corp.	800	8,368
Tobu Railway Co. Ltd.	6,800	202,508
TOC Co. Ltd.	4,700	31,681
Tocalo Co. Ltd.	2,400	32,889
Tochigi Bank Ltd. (The)	6,000	9,995
Toda Corp.	8,800	58,209
Toda Kogyo Corp.*	100	2,226
Toei Co. Ltd.	200	32,696
Toenec Corp.	200	7,825
Toho Bank Ltd. (The)	10,000	20,144
Toho Co. Ltd.	4,100	172,728
Toho Co. Ltd./Kobe	400	7,283
Toho Gas Co. Ltd.	3,700	244,744
Toho Holdings Co. Ltd.	1,900	33,361
Toho Titanium Co. Ltd.	2,100	18,019
Toho Zinc Co. Ltd.*	700	15,789
Tohoku Bank Ltd. (The)	600	6,421
Tohoku Electric Power Co., Inc.	15,700	129,243
Tohto Suisan Co. Ltd.	200	7,467
Tokai Carbon Co. Ltd. (x)	6,400	79,957
TOKAI Holdings Corp.	2,000	19,873
Tokai Rika Co. Ltd.	2,900	49,010
Tokai Senko KK	100	1,085
Tokai Tokyo Financial Holdings, Inc.	9,600	28,357
Token Corp.	520	41,195
Tokio Marine Holdings, Inc.	23,600	1,213,198
Tokushu Tokai Paper Co. Ltd.	800	38,662
Tokuyama Corp.	2,200	49,367
Tokyo Century Corp.	1,400	110,910
Tokyo Dome Corp.	4,500	56,569
Tokyo Electric Power Co. Holdings, Inc.*	54,600	143,830
Tokyo Electron Ltd.	4,400	1,636,337
Tokyo Energy & Systems, Inc.	1,000	8,784
Tokyo Gas Co. Ltd.	13,500	311,694

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Tokyo Individualized Educational Institute, Inc.	900	$5,317
Tokyo Keiki, Inc.	800	7,267
Tokyo Kikai Seisakusho Ltd.	300	747
Tokyo Kiraboshi Financial Group, Inc.	1,451	15,542
Tokyo Ohka Kogyo Co. Ltd.	1,300	91,279
Tokyo Rakutenchi Co. Ltd.	200	8,377
Tokyo Rope Manufacturing Co. Ltd.*	800	5,873
Tokyo Sangyo Co. Ltd.	1,000	5,830
Tokyo Seimitsu Co. Ltd.	800	37,577
Tokyo Steel Manufacturing Co. Ltd.	3,800	24,584
Tokyo Tatemono Co. Ltd.	7,591	104,027
Tokyo Tekko Co. Ltd.	400	7,918
Tokyo Theatres Co., Inc.	400	4,866
Tokyotokeiba Co. Ltd.	800	36,260
Tokyu Construction Co. Ltd.	4,940	23,682
Tokyu Corp.	18,000	223,311
Tokyu Fudosan Holdings Corp.	20,000	106,532
Toli Corp.	3,000	7,176
Tomato Bank Ltd.	400	4,106
Tomen Devices Corp.	100	3,186
Tomoe Corp.	1,800	6,990
Tomoe Engineering Co. Ltd.	400	7,709
Tomoegawa Co. Ltd.	400	3,041
Tomoku Co. Ltd.	800	13,241
TOMONY Holdings, Inc.	9,400	28,403
Tomy Co. Ltd.	3,700	32,609
Tonami Holdings Co. Ltd.	200	11,564
Top Culture Co. Ltd.*	400	1,371
Topcon Corp.	2,800	34,764
Toppan Forms Co. Ltd.	2,600	26,616
Toppan Printing Co. Ltd.	9,200	129,640
Topre Corp.	2,500	38,279
Topy Industries Ltd.	1,000	11,409
Toray Industries, Inc.	49,800	294,638
Toridoll Holdings Corp.	2,200	29,467
Torigoe Co. Ltd. (The) (x)	1,200	10,750
Torii Pharmaceutical Co. Ltd.	800	24,948
Torishima Pump Manufacturing Co. Ltd.	1,500	12,551
Tose Co. Ltd.	300	2,417
Toshiba TEC Corp.	600	21,645
Tosoh Corp.	10,700	166,632
Totetsu Kogyo Co. Ltd.	1,000	26,430
TOTO Ltd.	5,400	324,246
Totoku Electric Co. Ltd.	100	2,384
Tottori Bank Ltd. (The)	300	3,257
Toukei Computer Co. Ltd.	200	8,416
Tow Co. Ltd.	1,200	3,126
Towa Bank Ltd. (The)	1,300	7,944
Towa Corp.	1,200	24,417
Towa Pharmaceutical Co. Ltd.	1,800	33,366
Toyo Construction Co. Ltd.	3,600	15,306
Toyo Corp.	1,600	18,068
Toyo Denki Seizo KK	400	4,517
Toyo Engineering Corp.*	1,600	6,291
Toyo Ink SC Holdings Co. Ltd.	200	3,822
Toyo Kanetsu KK	600	12,214
Toyo Logistics Co. Ltd.	1,000	3,070
Toyo Machinery & Metal Co. Ltd.	1,000	3,990
Toyo Securities Co. Ltd.	4,000	5,152
Toyo Seikan Group Holdings Ltd.	4,800	52,391
Toyo Shutter Co. Ltd.	200	1,391
Toyo Sugar Refining Co. Ltd.	200	2,334
Toyo Suisan Kaisha Ltd.	3,100	150,714
Toyo Tanso Co. Ltd.	700	13,674
Toyo Tire Corp.	5,000	75,929
Toyo Wharf & Warehouse Co. Ltd.	300	3,876
Toyobo Co. Ltd.	1,700	22,720
Toyoda Gosei Co. Ltd.	2,400	69,614
Toyota Boshoku Corp.	1,800	29,200
Toyota Industries Corp.	5,700	452,114
Toyota Motor Corp.	130,228	10,035,584
Toyota Tsusho Corp.	7,800	314,629
TPR Co. Ltd.	1,500	20,570
Transcosmos, Inc.	1,600	40,366
Trend Micro, Inc.	3,400	195,593
Trusco Nakayama Corp.	1,400	39,279
TS Tech Co. Ltd.	2,300	71,057
TSI Holdings Co. Ltd.	4,825	9,626
Tsubakimoto Chain Co.	1,200	31,460
Tsubakimoto Kogyo Co. Ltd.	200	7,428
Tsudakoma Corp.*	300	2,449
Tsugami Corp.	3,000	45,296
Tsukamoto Corp. Co. Ltd.	200	2,905
Tsukishima Kikai Co. Ltd.	2,000	27,001
Tsukuba Bank Ltd.	5,400	9,675
Tsumura & Co.	2,700	81,061
Tsuruha Holdings, Inc.	1,500	213,258
Tsutsumi Jewelry Co. Ltd.	500	10,338
TV Asahi Holdings Corp.	3,000	49,160
Tv Tokyo Holdings Corp.	500	11,147
TYK Corp.	1,000	3,399
UACJ Corp.	1,226	22,465
Ube Industries Ltd.	900	16,317
Uchida Yoko Co. Ltd.	400	16,406
Ueki Corp.	100	2,722
Ulvac, Inc.	1,200	51,310
Unicafe, Inc.	300	3,161
Unicharm Corp.	12,900	611,174
Uniden Holdings Corp.	300	6,566
Unipres Corp.	1,600	15,031
United Arrows Ltd.	1,100	16,257
United Super Markets Holdings, Inc. (x)	3,520	38,522
Unitika Ltd.*	2,900	11,066
Ushio, Inc.	3,900	50,688
USS Co. Ltd.	7,300	147,478
UT Group Co. Ltd.*	1,600	49,586
Utoc Corp.	900	4,123
Valor Holdings Co. Ltd.	2,400	61,432
Valqua Ltd.	1,000	19,893
Vital KSK Holdings, Inc.	2,300	18,087
Wacoal Holdings Corp.	500	10,053
Wacom Co. Ltd.	8,000	67,019
Wakachiku Construction Co. Ltd.	700	7,952
Wakamoto Pharmaceutical Co. Ltd.*	1,000	2,353

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Warabeya Nichiyo Holdings Co. Ltd.	700	$9,606
Watabe Wedding Corp.*	300	819
WATAMI Co. Ltd.	1,400	11,810
Weathernews, Inc.	300	16,154
Welcia Holdings Co. Ltd.	4,000	150,889
West Japan Railway Co.	6,100	318,957
Wood One Co. Ltd.	400	4,362
Xebio Holdings Co. Ltd.	1,400	11,159
YAC Holdings Co. Ltd.	500	5,288
Yahagi Construction Co. Ltd.	1,700	14,587
Yaizu Suisankagaku Industry Co. Ltd.	600	5,805
Yakult Honsha Co. Ltd.	4,900	246,768
YAMABIKO Corp.	2,000	25,103
Yamada Holdings Co. Ltd.	22,372	118,734
Yamagata Bank Ltd. (The)	1,400	13,925
Yamaguchi Financial Group, Inc.	4,000	22,507
Yamaha Corp.	4,200	246,903
Yamaha Motor Co. Ltd.	8,500	173,202
Yamaichi Electronics Co. Ltd.	1,200	18,014
Yamanashi Chuo Bank Ltd. (The)	1,400	10,440
Yamashita Health Care Holdings, Inc.	100	1,383
Yamatane Corp.	600	7,914
Yamato Corp.	1,000	6,712
Yamato Holdings Co. Ltd.	11,700	298,123
Yamato International, Inc.	700	2,217
Yamato Kogyo Co. Ltd.	1,200	32,018
Yamaura Corp.	500	4,532
Yamaya Corp.	110	2,318
Yamazaki Baking Co. Ltd.	6,000	100,179
Yamazawa Co. Ltd.	300	5,076
Yamazen Corp.	4,700	47,020
Yaoko Co. Ltd.	1,000	69,633
Yaskawa Electric Corp.	7,600	377,589
Yasuda Logistics Corp.	1,000	9,365
Yellow Hat Ltd.	2,200	35,752
Yodogawa Steel Works Ltd.	1,800	36,730
Yokogawa Bridge Holdings Corp.	2,000	42,264
Yokogawa Electric Corp.	6,400	127,312
Yokohama Reito Co. Ltd.	2,600	21,705
Yokohama Rubber Co. Ltd. (The)	5,000	74,282
Yokowo Co. Ltd.	1,000	30,071
Yomeishu Seizo Co. Ltd.	500	9,167
Yomiuri Land Co. Ltd. (x)	200	11,660
Yondenko Corp.	200	5,377
Yondoshi Holdings, Inc.	900	17,389
Yorozu Corp.	700	7,030
Yoshinoya Holdings Co. Ltd.	3,000	55,407
Yuasa Trading Co. Ltd.	1,200	38,526
Yuken Kogyo Co. Ltd.	200	2,933
Yurtec Corp.	2,000	16,135
Yushin Precision Equipment Co. Ltd.	1,200	11,099
Yushiro Chemical Industry Co. Ltd.	600	6,438
Z Holdings Corp.	95,400	576,900
Zappallas, Inc.*	1,000	5,075
Zenkoku Hosho Co. Ltd.	2,400	109,825
Zenrin Co. Ltd.	2,550	31,142
Zensho Holdings Co. Ltd.	3,200	83,335
Zeon Corp.	7,000	100,266
Zeria Pharmaceutical Co. Ltd.	1,100	20,252
Zojirushi Corp.	1,800	32,146
ZOZO, Inc.	4,800	118,495
Zuken, Inc.	800	22,383

		176,202,995

Jordan (0.0%)
Hikma Pharmaceuticals plc	9,798	337,381

Mexico (0.3%)
Fresnillo plc	13,028	201,229
Grupo Televisa SAB (ADR)*	353,900	2,916,136

		3,117,365

Netherlands (4.5%)
Adyen NV (m)*	2,359	5,489,967
ASML Holding NV	37,029	17,983,762
EXOR NV	95,500	7,725,727
ING Groep NV	347,739	3,246,014
Koninklijke Ahold Delhaize NV	101,499	2,865,553
Koninklijke Philips NV*	82,694	4,422,792
Royal Dutch Shell plc, Class A	298,695	5,301,064
Royal Dutch Shell plc, Class B	271,578	4,677,197

		51,712,076

New Zealand (0.1%)
a2 Milk Co. Ltd. (The)*	42,554	375,640
Chorus Ltd.	8,126	45,983
Fisher & Paykel Healthcare Corp. Ltd.	7,356	175,521
Fletcher Building Ltd.	17,976	75,391
SKYCITY Entertainment Group Ltd.	12,612	28,878
Spark New Zealand Ltd.	15,442	52,382
Xero Ltd.*	6,287	711,631

		1,465,426

Russia (0.0%)
Evraz plc	36,843	237,605

South Africa (1.0%)
Anglo American plc	90,077	2,986,507
Naspers Ltd., Class N	41,820	8,592,665

		11,579,172

South Korea (0.5%)
NAVER Corp.*	14,250	3,836,993
Samsung Electronics Co. Ltd.	22,100	1,647,887

		5,484,880

Spain (1.9%)
Amadeus IT Group SA	94,108	6,847,437
Banco Santander SA	1,497,274	4,642,369
Iberdrola SA	504,287	7,207,928
Industria de Diseno Textil SA	105,488	3,355,760

		22,053,494

Sweden (1.3%)
Hennes & Mauritz AB, Class B (x)	264,234	5,523,877
SKF AB, Class B	173,500	4,500,085
Volvo AB, Class B*	184,700	4,350,583

		14,374,545

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Switzerland (2.9%)
Cie Financiere Richemont SA (Registered)	41,500	$3,753,892
Coca-Cola HBC AG	13,919	452,444
Credit Suisse Group AG (Registered)	1,106,013	14,242,119
LafargeHolcim Ltd. (Registered)*	66,279	3,639,992
Novartis AG (Registered)	46,000	4,346,436
Roche Holding AG	7,660	2,673,602
Swatch Group AG (The)	13,395	3,654,007

		32,762,492

United Kingdom (19.1%)
3i Group plc	70,086	1,109,857
Admiral Group plc	14,875	591,126
Ashtead Group plc	110,001	5,171,659
Associated British Foods plc*	25,090	776,791
AstraZeneca plc	99,966	10,012,165
Auto Trader Group plc (m)	66,493	541,938
AVEVA Group plc	8,401	367,858
Aviva plc	286,732	1,275,129
BAE Systems plc	232,871	1,556,589
Barclays plc	1,241,075	2,489,409
Barratt Developments plc	72,957	668,450
Berkeley Group Holdings plc	8,324	539,785
BP plc	1,443,092	5,028,295
British American Tobacco plc	167,579	6,205,769
British Land Co. plc (The) (REIT)	68,663	459,155
BT Group plc*	637,207	1,152,401
Bunzl plc	60,001	2,004,515
Burberry Group plc*	29,129	712,828
CNH Industrial NV (x)*	997,200	12,578,218
Compass Group plc	300,565	5,602,239
Croda International plc	8,818	795,386
DCC plc	6,849	484,972
Diageo plc	167,311	6,584,801
DS Smith plc	87,864	450,097
Experian plc	65,604	2,491,343
G4S plc*	956,900	3,321,127
GlaxoSmithKline plc	354,321	6,502,446
Halma plc	26,947	902,457
Hargreaves Lansdown plc	21,726	453,082
HSBC Holdings plc	1,466,460	7,597,398
Imperial Brands plc	68,955	1,447,915
Informa plc	108,595	815,285
InterContinental Hotels Group plc	13,456	863,011
Intermediate Capital Group plc	19,632	463,375
International Consolidated Airlines Group SA	244,296	533,851
Intertek Group plc	11,487	887,215
J Sainsbury plc	113,698	350,612
Janus Henderson Group plc (CHDI)	4,692	152,758
JD Sports Fashion plc*	31,354	368,739
Johnson Matthey plc	13,588	450,604
Land Securities Group plc (REIT)	52,425	483,055
Legal & General Group plc	432,083	1,572,905
Liberty Global plc, Class A*	225,983	5,473,308
Liberty Global plc, Class C*	49,755	1,176,706
Linde plc	48,020	12,495,354
Lloyds Banking Group plc	35,431,618	17,656,178
London Stock Exchange Group plc	22,703	2,796,655
M&G plc	186,768	505,575
Melrose Industries plc*	350,266	852,839
Mondi plc	34,371	808,205
National Grid plc	252,143	2,982,568
Natwest Group plc	2,836,467	6,502,923
Next plc*	9,258	897,110
Ocado Group plc*	33,250	1,039,885
Pearson plc	54,929	511,085
Pennon Group plc	30,188	392,180
Persimmon plc	22,544	853,036
Phoenix Group Holdings plc	35,637	341,428
Prudential plc	580,055	10,684,744
Reckitt Benckiser Group plc	45,506	4,071,051
RELX plc	136,013	3,334,010
Rentokil Initial plc	131,644	917,398
Rightmove plc	63,992	569,509
Rolls-Royce Holdings plc*	3,136,293	4,771,380
RSA Insurance Group plc	74,602	691,072
Sage Group plc (The)	78,824	627,348
Schroders plc	121,899	5,562,675
Segro plc (REIT)	79,197	1,026,269
Severn Trent plc	16,966	531,071
Smith & Nephew plc	63,168	1,304,372
Smiths Group plc	136,721	2,812,903
Spirax-Sarco Engineering plc	5,295	817,861
SSE plc	74,968	1,537,781
St James’s Place plc	37,996	588,961
Standard Chartered plc	192,710	1,227,791
Standard Life Aberdeen plc	168,165	646,893
Taylor Wimpey plc	215,824	489,341
Tesco plc	693,957	2,195,954
Unilever plc (Cboe Europe)	119,331	7,225,621
Unilever plc (London Stock Exchange)	72,479	4,353,132
United Utilities Group plc	48,838	597,734
Virgin Money UK plc (CHDI)*	42,653	77,933
Vodafone Group plc	1,941,953	3,211,708
Whitbread plc*	14,521	615,581
Wm Morrison Supermarkets plc	156,964	380,679
WPP plc	562,795	6,156,977

		219,129,394

United States (0.4%)
Amcor plc (CHDI)	58,117	687,313
Ferguson plc	16,502	2,004,807
James Hardie Industries plc (CHDI)*	26,083	768,554
News Corp. (CHDI), Class B	2,956	52,735
Reliance Worldwide Corp. Ltd.	24,282	75,817
ResMed, Inc. (CHDI)	23,600	495,434
Sims Ltd.	6,752	70,013

		4,154,673

Total Common Stocks (89.3%) (Cost $845,060,641)		1,022,972,784

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
CLOSED END FUND:
United Kingdom (0.2%)
Scottish Mortgage Investment Trust plc (Cost $674,367)	105,856	$1,757,363

	Number of Warrants	Value (Note 1)
WARRANT:
Switzerland (0.0%)
Cie Financiere Richemont SA, expiring 11/22/23* (Cost $—)	100,000	25,980

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.2%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $100,001, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $102,000. (xx)	$100,000	100,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $500,011, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $510,002. (xx)	500,000	500,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $904,314, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $922,395. (xx)	904,309	904,309
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $300,007, collateralized by various Common Stocks; total market value $333,337. (xx)	300,000	300,000
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $85,350, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125%-3.625%, maturing 9/30/21-8/15/49; total market value $94,685. (xx)	85,348	85,348

Total Repurchase Agreements		1,889,657

Total Short-Term Investments (0.2%) (Cost $1,889,657)		1,889,657

Total Investments in Securities (89.7%) (Cost $847,624,665)		1,026,645,784
Other Assets Less Liabilities (10.3%)		118,484,122

Net Assets (100%)		$1,145,129,906

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $7,024,344 or 0.6% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $5,350,218. This was collateralized by $3,795,296 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/15/21 - 8/15/50 and by cash of $1,889,657 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHDI	— Clearing House Electronic Subregister System (CHESS)
Depository	Interest
CHF	— Swiss Franc
EUR	— European Currency Unit
GBP	— British Pound
JPY	— Japanese Yen
KRW	— Korean (South) Won
REIT	— Real Estate Investment Trust
TWD	— New Taiwan Dollar
USD	— United States Dollar

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials Insurance
AXA SA	187,116	4,944,268	395,029	(303,255)	24,543	(600,332)	4,460,253	139,592	—

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	1,021	3/2021	EUR	44,279,315	514,501
FTSE 100 Index	314	3/2021	GBP	27,567,159	(314,433)
SPI 200 Index	87	3/2021	AUD	10,961,348	(52,057)
TOPIX Index	156	3/2021	JPY	27,262,796	717,850

					865,861

Forward Foreign Currency Contracts outstanding as of December 31, 2020 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	13,209,082	USD	9,826,447	HSBC Bank plc	3/19/2021	363,294
GBP	17,840,733	USD	24,058,282	HSBC Bank plc	3/19/2021	350,131
JPY	2,405,882,145	USD	23,127,322	HSBC Bank plc	3/19/2021	192,763

Total unrealized appreciation						906,188

USD	43,902,781	EUR	36,064,548	HSBC Bank plc	3/19/2021	(228,938)
USD	4,345,496	CHF	3,836,000	JPMorgan Chase Bank	6/16/2021	(8,335)

Total unrealized depreciation						(237,273)

Net unrealized appreciation						668,915

Foreign cash on the statement of assets and liabilities is maintained at JPMorgan or its affiliates and is comprised of the following (in USD): AUD 758,349, CAD 762, CHF 81,141, EUR 87,369,134, GBP 3,184,112, JPY 3,594,940, KRW 1 and TWD 82.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Closed End Fund	$—	$1,757,363	$—		$1,757,363
Common Stocks
Australia	—	107,101,731	—	(a)	107,101,731
Belgium	—	8,656,892	—		8,656,892
Canada	10,502,984	—	—		10,502,984
Chile	—	429,218	—		429,218
China	2,911,188	5,490,780	—		8,401,968
Finland	—	8,447,066	—		8,447,066
France	—	136,245,061	—		136,245,061
Germany	—	150,312,817	—		150,312,817
India	—	5,581,439	—		5,581,439
Indonesia	—	1,945,714	—		1,945,714
Ireland	4,333,212	11,284,958	—		15,618,170
Italy	—	27,118,226	—		27,118,226
Japan	—	176,202,995	—		176,202,995
Jordan	—	337,381	—		337,381
Mexico	2,916,136	201,229	—		3,117,365
Netherlands	—	51,712,076	—		51,712,076
New Zealand	—	1,465,426	—		1,465,426
Russia	—	237,605	—		237,605
South Africa	—	11,579,172	—		11,579,172
South Korea	—	5,484,880	—		5,484,880
Spain	—	22,053,494	—		22,053,494
Sweden	—	14,374,545	—		14,374,545
Switzerland	—	32,762,492	—		32,762,492
United Kingdom	6,650,014	212,479,380	—		219,129,394
United States	—	4,154,673	—		4,154,673
Forward Currency Contracts	—	906,188	—		906,188
Futures	1,232,351	—	—		1,232,351
Short-Term Investments
Repurchase Agreements	—	1,889,657	—		1,889,657
Warrant
Switzerland	—	25,980	—		25,980

Total Assets	$28,545,885	$1,000,238,438	$—		$1,028,784,323

Liabilities:
Forward Currency Contracts	$—	$(237,273)	$—		$(237,273)
Futures	(366,490)	—	—		(366,490)

Total Liabilities	$(366,490)	$(237,273)	$—		$(603,763)

Total	$28,179,395	$1,000,001,165	$—		$1,028,180,560

(a)	Value is zero.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$906,188
Equity contracts	Receivables, Net assets – Unrealized appreciation	1,232,351	*

Total		$2,138,539

	Liability Derivatives
Foreign exchange contracts	Payables	$(237,273)
Equity contracts	Payables, Net assets – Unrealized depreciation	(366,490	)*

Total		$(603,763)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$8,323,335	$8,323,335
Equity contracts	(10,378,240)	—	(10,378,240)

Total	$(10,378,240)	$8,323,335	$(2,054,905)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$636,142	$636,142
Equity contracts	1,229,508	—	1,229,508

Total	$1,229,508	$636,142	$1,865,650

^ This Portfolio held forward foreign currency contracts and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $237,279,000 and futures contracts with an average notional balance of approximately $106,661,000 respectively, during the year ended December 31, 2020.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2020:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
HSBC Bank plc	$906,188	$(228,938)	$—	$677,250

Total	$906,188	$(228,938)	$—	$677,250

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
HSBC Bank plc	$228,938	$(228,938)	$—	$—
JPMorgan Chase Bank	8,335	—	—	8,335

Total	$237,273	$(228,938)	$—	$8,335

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 2%)*	$201,400,067
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 4%)*	$175,973,642

*	During the year ended December 31, 2020, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$270,436,667
Aggregate gross unrealized depreciation	(98,183,356)

Net unrealized appreciation	$172,253,311

Federal income tax cost of investments in securities and derivative instruments, if applicable	$855,927,249

For the year ended December 31, 2020, the Portfolio incurred approximately $15 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $3,937,087)	$4,460,253
Unaffiliated Issuers (Cost $841,797,921)	1,020,295,874
Repurchase Agreements (Cost $1,889,657)	1,889,657
Cash	12,435,957
Foreign cash (Cost $87,894,649)	94,988,521
Cash held as collateral at broker for futures	10,306,280
Dividends, interest and other receivables	2,737,276
Receivable for securities sold	2,541,984
Unrealized appreciation on forward foreign currency contracts	906,188
Receivable for Portfolio shares sold	47,162
Securities lending income receivable	2,730
Other assets	3,773

Total assets	1,150,615,655

LIABILITIES
Payable for return of collateral on securities loaned	1,889,657
Payable for securities purchased	1,733,857
Investment management fees payable	567,529
Accrued India taxes	272,963
Unrealized depreciation on forward foreign currency contracts	237,273
Due to broker for futures variation margin	205,048
Payable for Portfolio shares redeemed	204,332
Distribution fees payable – Class IB	136,884
Administrative fees payable	117,841
Distribution fees payable – Class IA	4,153
Trustees’ fees payable	2,315
Accrued expenses	113,897

Total liabilities	5,485,749

NET ASSETS	$1,145,129,906

Net assets were comprised of:
Paid in capital	$987,296,629
Total distributable earnings (loss)	157,833,277

Net assets	$1,145,129,906

Class IA
Net asset value, offering and redemption price per share, $19,841,472 / 1,453,603 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.65

Class IB
Net asset value, offering and redemption price per share, $653,178,715 / 47,840,846 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.65

Class K
Net asset value, offering and redemption price per share, $472,109,719 / 34,478,524 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.69

(x)	Includes value of securities on loan of $5,350,218.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends ($139,592 of dividend income received from affiliates) (net of $1,624,535 foreign withholding tax)	$18,335,859
Income from non-cash dividends	1,431,068
Securities lending (net)	123,525

Total income	19,890,452

EXPENSES
Investment management fees	5,821,215
Distribution fees – Class IB	1,422,950
Administrative fees	1,210,305
Interest expense	318,118
Custodian fees	282,000
Professional fees	95,877
Printing and mailing expenses	84,010
Distribution fees – Class IA	42,942
Trustees’ fees	31,605
Miscellaneous	98,584

Total expenses	9,407,606

NET INVESTMENT INCOME (LOSS)	10,482,846

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($24,543 realized gain (loss) from affiliates)	32,175
Futures contracts	(10,378,240)
Forward foreign currency contracts	8,323,335
Foreign currency transactions	(5,416,781)

Net realized gain (loss)	(7,439,511)

Change in unrealized appreciation (depreciation) on:
Investments in securities (net of India tax of $235,588 on unrealized appreciation on investments) ($(600,332) of change in unrealized appreciation (depreciation) from affiliates)	49,481,883
Futures contracts	1,229,508
Forward foreign currency contracts	636,142
Foreign currency translations	10,187,096

Net change in unrealized appreciation (depreciation)	61,534,629

NET REALIZED AND UNREALIZED GAIN (LOSS)	54,095,118

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$64,577,964

See Notes to Financial Statements.

1000

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$10,482,846	$23,451,033
Net realized gain (loss)	(7,439,511)	31,901,063
Net change in unrealized appreciation (depreciation)	61,534,629	140,519,795

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	64,577,964	195,871,891

Distributions to shareholders:
Class IA	(452,114)	(855,931)
Class IB	(14,909,857)	(28,523,497)
Class K	(11,715,371)	(15,465,108)

Total distributions to shareholders	(27,077,342)	(44,844,536)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 124,591 and 88,625 shares, respectively ]	1,400,500	1,120,125
Capital shares issued in reinvestment of dividends and distributions [ 36,160 and 64,363 shares, respectively ]	452,114	855,931
Capital shares repurchased [ (200,201) and (203,221) shares, respectively ]	(2,284,733)	(2,591,683)

Total Class IA transactions	(432,119)	(615,627)

Class IB
Capital shares sold [ 1,854,288 and 1,124,398 shares, respectively ]	20,569,247	14,306,987
Capital shares issued in reinvestment of dividends and distributions [ 1,192,294 and 2,144,377 shares, respectively ]	14,909,857	28,523,497
Capital shares repurchased [ (4,925,587) and (5,436,799) shares, respectively ]	(58,279,181)	(69,755,352)

Total Class IB transactions	(22,800,077)	(26,924,868)

Class K
Capital shares sold [ 8,434,656 and 11,459,934 shares, respectively ]	87,824,546	141,619,085
Capital shares issued in reinvestment of dividends and distributions [ 928,485 and 1,159,963 shares, respectively ]	11,715,371	15,465,108
Capital shares repurchased [ (3,042,479) and (2,131,505) shares, respectively ]	(35,943,242)	(27,488,811)

Total Class K transactions	63,596,675	129,595,382

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	40,364,479	102,054,887

TOTAL INCREASE (DECREASE) IN NET ASSETS	77,865,101	253,082,242
NET ASSETS:
Beginning of year	1,067,264,805	814,182,563

End of year	$1,145,129,906	$1,067,264,805

See Notes to Financial Statements.

1001

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020		2019		2018	2017	2016
Net asset value, beginning of year	$13.43		$11.44		$13.98	$11.54	$11.51

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	(aa)	0.30	#	0.23	0.21	0.21
Net realized and unrealized gain (loss)	0.43		2.28		(2.53)	2.49	(0.13)

Total from investment operations	0.54		2.58		(2.30)	2.70	0.08

Less distributions:
Dividends from net investment income	(0.17)		(0.30)		(0.24)	(0.26)	(0.05)
Distributions from net realized gains	(0.15)		(0.29)		—	—	—

Total dividends and distributions	(0.32)		(0.59)		(0.24)	(0.26)	(0.05)

Net asset value, end of year	$13.65		$13.43		$11.44	$13.98	$11.54

Total return	4.21%		22.66%		(16.53)%	23.41%	0.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$19,841		$20,054		$17,659	$22,439	$19,635
Ratio of expenses to average net assets:
After waivers (f)	1.06	%**	1.03%		1.01%	1.05%	1.02%
Before waivers (f)	1.06	%**	1.03%		1.02%	1.05%	1.02%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.96	%(bb)	2.36	%(g)	1.72%	1.57%	1.88%
Before waivers (f)	0.96	%(bb)	2.36	%(g)	1.70%	1.57%	1.87%
Portfolio turnover rate^	20%		16%		42%*	4%	6%

	Year Ended December 31,
Class IB	2020		2019		2018	2017	2016
Net asset value, beginning of year	$13.43		$11.45		$13.98	$11.54	$11.51

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	(aa)	0.30	#	0.23	0.21	0.21
Net realized and unrealized gain (loss)	0.43		2.27		(2.52)	2.49	(0.13)

Total from investment operations	0.54		2.57		(2.29)	2.70	0.08

Less distributions:
Dividends from net investment income	(0.17)		(0.30)		(0.24)	(0.26)	(0.05)
Distributions from net realized gains	(0.15)		(0.29)		—	—	—

Total dividends and distributions	(0.32)		(0.59)		(0.24)	(0.26)	(0.05)

Net asset value, end of year	$13.65		$13.43		$11.45	$13.98	$11.54

Total return	4.20%		22.56%		(16.46)%	23.41%	0.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$653,179		$667,985		$593,864	$768,470	$693,243
Ratio of expenses to average net assets:
After waivers (f)	1.06	%**	1.03%		1.01%	1.04%	1.02%
Before waivers (f)	1.06	%**	1.03%		1.02%	1.04%	1.02%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.96	%(bb)	2.38	%(g)	1.72%	1.59%	1.88%
Before waivers (f)	0.96	%(bb)	2.38	%(g)	1.70%	1.59%	1.87%
Portfolio turnover rate^	20%		16%		42%*	4%	6%

See Notes to Financial Statements.

1002

EQ ADVISORS TRUST

EQ/INTERNATIONAL VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020		2019		2018	2017	2016
Net asset value, beginning of year	$13.47		$11.47		$14.01	$11.57	$11.54

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	(aa)	0.33	#	0.27	0.24	0.24
Net realized and unrealized gain (loss)	0.42		2.30		(2.54)	2.49	(0.13)

Total from investment operations	0.56		2.63		(2.27)	2.73	0.11

Less distributions:
Dividends from net investment income	(0.19)		(0.34)		(0.27)	(0.29)	(0.08)
Distributions from net realized gains	(0.15)		(0.29)		—	—	—

Total dividends and distributions	(0.34)		(0.63)		(0.27)	(0.29)	(0.08)

Net asset value, end of year	$13.69		$13.47		$11.47	$14.01	$11.57

Total return	4.41%		22.98%		(16.26)%	23.64%	0.99%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$472,110		$379,225		$202,659	$242,342	$221,234
Ratio of expenses to average net assets:
After waivers (f)	0.81	%**	0.78%		0.76%	0.79%	0.77%
Before waivers (f)	0.81	%**	0.78%		0.77%	0.79%	0.77%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.23	%(bb)	2.58	%(g)	1.96%	1.84%	2.13%
Before waivers (f)	1.23	%(bb)	2.58	%(g)	1.95%	1.84%	2.13%
Portfolio turnover rate^	20%		16%		42%*	4%	6%
#	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.27, $0.27 and $0.30 for Class IA, IB and Class K, respectively.
*

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 22%.

**	Includes Interest Expense of 0.03%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(g)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.24% lower.
(aa)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the per share income amounts would be $0.09, $0.09 and $0.12 for Class IA, IB and Class K, respectively.
(bb)	Includes income resulting from a non-recurring non-cash dividend. Without this dividend, the ratios for each class would have been 0.15% lower.

See Notes to Financial Statements.

1003

EQ/INVESCO COMSTOCK PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	(0.77)%	8.51%	9.22%
Portfolio – Class IB Shares	(0.77)	8.52	9.19
Portfolio – Class K Shares*	(0.50)	8.79	7.35
Russell 1000® Value Index	2.80	9.74	10.50

* Date of inception 10/29/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (0.77)% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned 2.80% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection and an overweight within information technology was the largest contributor to relative performance for the period. QUALCOMM, Inc. and Microsoft Corp. were the largest contributors to the Portfolio’s performance. Large bellwether software and equipment technology companies benefited from increased demand as employees in most service sectors worked from home. Microsoft beat earnings estimates in multiple quarters and provided strong guidance, as they have benefited from predictable growth in both their cloud business and Azure, as well as sustained demand for Office 365.

•

Strong security selection in the industrials sector was a key contributor to the Portfolio’s relative return. FedEx Corp., a relatively new holding (purchased in the first quarter), was the largest individual contributor. We invested in FedEx based on its ability to charge higher prices amid a reduction in international air capacity, its lower cost structures resulting from a more efficient fleet and lower operating costs stemming from the integration of TNT Express, all of which we believe will contribute to an eventual recovery in profit margins.

•	A material underweight to real estate also benefited relative performance for the quarter. The real estate sector within the benchmark declined more than 9% for the period.

What hurt performance during the year:

•

Stock selection and a material overweight position in energy detracted the most from relative performance for the period as the sector was the worst performing sector within the benchmark. Oil prices experienced an unprecedented “double black swan event” due to Saudi Arabia and Russia increasing supply to gain market share and global demand shocks from the COVID-19 virus. We believe COVID-19 implications should ease and business activity will resume, which should be supportive of demand. We continue to focus on balance sheets and debt levels for the energy holdings.

•

Within consumer discretionary, Carnival Corp. was a notable detractor as the cruise industry was hit particularly hard by the coronavirus outbreak, with cruises from the U.S. canceled through spring of 2021. In early April, we exited the position because we believe cruise demand will be slower to recover than other areas within the consumer discretionary sector.

•

Stock selection in communication services also dampened relative performance. The Portfolio did not own The Walt Disney Co., a large content provider and holding within the benchmark, and the stock rose over 25% for the period.

•

Stock selection and material overweight hindered relative performance within financials. The precipitous decline in interest rates during the first quarter of 2020, from already low levels, weighed heavily on the sector. Although financials have recovered significantly from their lows earlier in the year, large banks are trading at what we believe are extremely

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attractive valuations. We have invested in large banks based on sweeping changes such as improved balance sheets, lower leverage and solid capital positions.

How did derivatives contribute/detract from performance during the year?

•

We used currency forward contracts during the year for the purpose of hedging currency exposure of non-US-based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a slightly positive impact on the Portfolio’s performance relative to the benchmark for the year.

Portfolio Positioning and Outlook — Invesco Advisers, Inc.

At year end, the Portfolio had a cyclical bias with overweight exposures to financial and energy companies. The Portfolio was also overweight technology stocks and health care. Conversely, the Portfolio was underweight real estate, utilities, communication services, consumer discretionary and consumer staples.

As we’ve seen a rotation towards value stocks towards the end of the year, we remain cautiously optimistic towards the longer-term outlook for the U.S. and global economies. Though the distribution of coronavirus vaccines should provide a level of stability, we believe equity markets may experience continued volatility due to the leadership transition in Washington DC and rising COVID-19 infection rates.

Sector Weightings as of December 31, 2020	% of Net Assets
Financials	24.8%
Health Care	14.5
Industrials	13.0
Information Technology	11.5
Energy	9.1
Consumer Staples	6.6
Materials	5.5
Consumer Discretionary	4.7
Communication Services	3.2
Utilities	2.8
Real Estate	1.3
Investment Company	0.3
Cash and Other	2.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

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EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,246.80	$5.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.08
Class IB
Actual	1,000.00	1,247.30	5.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.08
Class K
Actual	1,000.00	1,249.10	4.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.37	3.81

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.2%)
Diversified Telecommunication Services (1.2%)
AT&T, Inc.	95,825	$2,755,927

Media (1.6%)
Comcast Corp., Class A	70,958	3,718,199

Wireless Telecommunication Services (0.4%)
Vodafone Group plc	554,412	916,917

Total Communication Services		7,391,043

Consumer Discretionary (4.7%)
Automobiles (2.3%)
General Motors Co.	128,096	5,333,918

Hotels, Restaurants & Leisure (0.7%)
Las Vegas Sands Corp.	28,024	1,670,230

Internet & Direct Marketing Retail (1.7%)
Booking Holdings, Inc.*	1,169	2,603,679
eBay, Inc.	27,002	1,356,850

		3,960,529

Total Consumer Discretionary		10,964,677

Consumer Staples (6.6%)
Food Products (2.0%)
Archer-Daniels-Midland Co.	24,021	1,210,899
Kraft Heinz Co. (The)	53,008	1,837,257
Tyson Foods, Inc., Class A	26,287	1,693,934

		4,742,090

Tobacco (4.6%)
Altria Group, Inc.	86,627	3,551,707
Philip Morris International, Inc.	87,673	7,258,448

		10,810,155

Total Consumer Staples		15,552,245

Energy (9.1%)
Oil, Gas & Consumable Fuels (9.1%)
Canadian Natural Resources Ltd.	90,814	2,182,418
Chevron Corp.	49,330	4,165,918
ConocoPhillips	36,862	1,474,111
Devon Energy Corp.	147,932	2,338,805
Hess Corp.	59,640	3,148,396
Marathon Oil Corp.	354,149	2,362,174
Parsley Energy, Inc., Class A	131,584	1,868,493
Pioneer Natural Resources Co.	10,907	1,242,198
Suncor Energy, Inc.	151,488	2,541,969

Total Energy		21,324,482

Financials (24.8%)
Banks (13.4%)
Bank of America Corp.	279,968	8,485,830
Citigroup, Inc.	154,559	9,530,108
Citizens Financial Group, Inc.	89,702	3,207,744
Fifth Third Bancorp	96,461	2,659,430
JPMorgan Chase & Co.	28,918	3,674,610
Wells Fargo & Co.	125,523	3,788,284

		31,346,006

Capital Markets (6.4%)
Bank of New York Mellon Corp. (The)	94,741	4,020,808
Goldman Sachs Group, Inc. (The)	14,444	3,809,027
Morgan Stanley	76,753	5,259,883
State Street Corp.	26,470	1,926,487

		15,016,205

Consumer Finance (0.3%)
Capital One Financial Corp.	8,567	846,848

Insurance (4.7%)
Allstate Corp. (The)	27,095	2,978,553
American International Group, Inc.	147,178	5,572,159
MetLife, Inc.	50,547	2,373,182

		10,923,894

Total Financials		58,132,953

Health Care (14.5%)
Health Care Equipment & Supplies (0.8%)
Dentsply Sirona, Inc.	33,733	1,766,260

Health Care Providers & Services (8.8%)
Anthem, Inc.	17,534	5,629,992
CVS Health Corp.	42,364	2,893,461
HCA Healthcare, Inc.	32,186	5,293,310
Henry Schein, Inc.*	29,298	1,958,864
McKesson Corp.	18,093	3,146,735
Universal Health Services, Inc., Class B	13,010	1,788,875

		20,711,237

Pharmaceuticals (4.9%)
Bristol-Myers Squibb Co.	54,269	3,366,306
Johnson & Johnson	26,413	4,156,878
Sanofi (ADR)	82,392	4,003,427

		11,526,611

Total Health Care		34,004,108

Industrials (13.0%)
Aerospace & Defense (1.5%)
Textron, Inc.	74,712	3,610,831

Air Freight & Logistics (1.7%)
FedEx Corp.	14,856	3,856,915

Building Products (2.6%)
Johnson Controls International plc	83,123	3,872,700
Trane Technologies plc	14,386	2,088,272

		5,960,972

Electrical Equipment (3.9%)
Eaton Corp. plc	38,952	4,679,694
Emerson Electric Co.	55,452	4,456,677

		9,136,371

Industrial Conglomerates (1.3%)
General Electric Co.	291,594	3,149,215

Machinery (2.0%)
Caterpillar, Inc.	26,118	4,753,998

Total Industrials		30,468,302

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Information Technology (11.5%)
Communications Equipment (1.8%)
Cisco Systems, Inc.	94,570	$4,232,007

IT Services (2.0%)
Cognizant Technology Solutions Corp., Class A	55,678	4,562,812

Semiconductors & Semiconductor Equipment (5.2%)
Intel Corp.	72,353	3,604,627
NXP Semiconductors NV	24,535	3,901,310
QUALCOMM, Inc.	31,291	4,766,871

		12,272,808

Software (2.5%)
CDK Global, Inc.	40,405	2,094,191
Microsoft Corp.	17,106	3,804,717

		5,898,908

Total Information Technology		26,966,535

Materials (5.5%)
Chemicals (3.8%)
CF Industries Holdings, Inc.	85,574	3,312,569
Corteva, Inc.	93,265	3,611,221
DuPont de Nemours, Inc.	28,192	2,004,733

		8,928,523

Containers & Packaging (1.7%)
International Paper Co.	77,604	3,858,471

Total Materials		12,786,994

Real Estate (1.3%)
Equity Real Estate Investment Trusts (REITs) (0.8%)
Host Hotels & Resorts, Inc. (REIT)	132,046	1,931,833

Real Estate Management & Development (0.5%)
Jones Lang LaSalle, Inc.*	7,740	1,148,384

Total Real Estate		3,080,217

Utilities (2.8%)
Electric Utilities (1.6%)
Exelon Corp.	86,597	3,656,125

Independent Power and Renewable Electricity Producers (1.2%)
Vistra Corp.	141,751	2,786,825

Total Utilities		6,442,950

Total Common Stocks (97.0%) (Cost $172,348,561)		227,114,506

SHORT-TERM INVESTMENT:
Investment Company (0.3%)
JPMorgan Prime Money Market Fund, IM Shares	763,966	764,347

Total Short-Term Investment (0.3%) (Cost $764,347)		764,347

Total Investments in Securities (97.3%) (Cost $173,112,908)		227,878,853
Other Assets Less Liabilities (2.7%)		6,288,756

Net Assets (100%)		$234,167,609

*	Non-income producing.

Glossary:

ADR	—	American Depositary Receipt
CAD	—	Canadian Dollar
EUR	—	European Currency Unit
GBP	—	British Pound
USD	—	United States Dollar

Forward Foreign Currency Contracts outstanding as of December 31, 2020 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CAD	130,342	USD	101,546	Deutsche Bank AG	1/7/2021	854
CAD	72,764	USD	56,601	Goldman Sachs International	1/7/2021	564
EUR	35,409	USD	42,796	Deutsche Bank AG	1/7/2021	464
EUR	101,223	USD	123,085	Goldman Sachs International	1/7/2021	582
GBP	28,553	USD	38,564	Deutsche Bank AG	1/7/2021	483
GBP	354,978	USD	475,882	Goldman Sachs International	1/7/2021	9,561
GBP	49,978	USD	67,402	Royal Bank of Canada	1/7/2021	945
USD	47,514	EUR	38,791	Deutsche Bank AG	1/7/2021	122

Total unrealized appreciation						13,575

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CAD	72,314	USD	56,827	Deutsche Bank AG	1/7/2021	(16)
CAD	101,853	USD	80,287	Royal Bank of Canada	1/7/2021	(269)
USD	2,243,885	CAD	2,908,925	CIBC World Markets, Inc.	1/7/2021	(41,420)
USD	218,476	CAD	279,436	Deutsche Bank AG	1/7/2021	(1,054)
USD	157,363	CAD	201,508	Royal Bank of Canada	1/7/2021	(945)
USD	2,062,120	EUR	1,718,800	JPMorgan Chase Bank	1/7/2021	(37,775)
USD	992,291	GBP	743,785	Deutsche Bank AG	1/7/2021	(24,859)
USD	25,070	GBP	18,725	Goldman Sachs International	1/7/2021	(537)
USD	16,812	GBP	12,627	Royal Bank of Canada	1/7/2021	(455)

Total unrealized depreciation						(107,330)

Net unrealized depreciation						(93,755)

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$6,474,126	$916,917	$—	$7,391,043
Consumer Discretionary	10,964,677	—	—	10,964,677
Consumer Staples	15,552,245	—	—	15,552,245
Energy	21,324,482	—	—	21,324,482
Financials	58,132,953	—	—	58,132,953
Health Care	34,004,108	—	—	34,004,108
Industrials	30,468,302	—	—	30,468,302
Information Technology	26,966,535	—	—	26,966,535
Materials	12,786,994	—	—	12,786,994
Real Estate	3,080,217	—	—	3,080,217
Utilities	6,442,950	—	—	6,442,950
Forward Currency Contracts	—	13,575	—	13,575
Short-Term Investment
Investment Company	764,347	—	—	764,347

Total Assets	$226,961,936	$930,492	$—	$227,892,428

Liabilities:
Forward Currency Contracts	$—	$(107,330)	$—	$(107,330)

Total Liabilities	—	$(107,330)	$—	$(107,330)

Total	$226,961,936	$823,162	$—	$227,785,098

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$13,575

Total		$13,575

	Liability Derivatives
Foreign exchange contracts	Payables	$(107,330)

Total		$(107,330)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(153,622)	$(153,622)

Total	$(153,622)	$(153,622)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$173,484	$173,484

Total	$173,484	$173,484

^ This Portfolio held forward foreign currency contracts as a substitute for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $9,241,000 during the year ended December 31, 2020.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2020:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Deutsche Bank AG	$1,923	$(1,923)	$—	$—
Goldman Sachs International	10,707	(537)	—	10,170
Royal Bank of Canada	945	(945)	—	—

Total	$13,575	$(3,405)	$—	$10,170

See Notes to Financial Statements.

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EQ/INVESCO COMSTOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
CIBC World Markets, Inc.	$41,420	$—	$—	$41,420
Deutsche Bank AG	25,929	(1,923)	—	24,006
Goldman Sachs International	537	(537)	—	—
JPMorgan Chase Bank	37,775	—	—	37,775
Royal Bank of Canada	1,669	(945)	—	724

Total	$107,330	$(3,405)	$—	$103,925

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$73,934,577
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$73,060,091

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$65,380,057
Aggregate gross unrealized depreciation	(11,770,393)

Net unrealized appreciation	$53,609,664

Federal income tax cost of investments in securities and derivative instruments, if applicable	$174,175,434

For the year ended December 31, 2020, the Portfolio incurred approximately $654 as brokerage commissions with Invesco Capital Markets, Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (Cost $173,112,908)	$227,878,853
Cash	6,545,606
Foreign cash (Cost $450)	473
Dividends, interest and other receivables	381,404
Unrealized appreciation on forward foreign currency contracts	13,575
Receivable for Portfolio shares sold	10,838
Other assets	758

Total assets	234,831,507

LIABILITIES
Payable for Portfolio shares redeemed	268,850
Investment management fees payable	116,049
Unrealized depreciation on forward foreign currency contracts	107,330
Distribution fees payable – Class IB	31,540
Administrative fees payable	18,563
Distribution fees payable – Class IA	11,382
Accrued expenses	110,184

Total liabilities	663,898

NET ASSETS	$234,167,609

Net assets were comprised of:
Paid in capital	$185,841,279
Total distributable earnings (loss)	48,326,330

Net assets	$234,167,609

Class IA
Net asset value, offering and redemption price per share, $53,972,433 / 3,113,578 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.33

Class IB
Net asset value, offering and redemption price per share, $150,410,943 / 8,669,673 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.35

Class K
Net asset value, offering and redemption price per share, $29,784,233 / 1,721,948 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.30

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $80,767 foreign withholding tax)	$5,752,834
Interest	27,365

Total income	5,780,199

EXPENSES
Investment management fees	1,327,820
Distribution fees – Class IB	325,513
Administrative fees	194,592
Distribution fees – Class IA	120,848
Professional fees	45,515
Custodian fees	39,000
Printing and mailing expenses	32,686
Trustees’ fees	6,812
Miscellaneous	4,005

Gross expenses	2,096,791
Less: Waiver from investment manager	(118,583)

Net expenses	1,978,208

NET INVESTMENT INCOME (LOSS)	3,801,991

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(5,117,674)
Forward foreign currency contracts	(153,622)
Foreign currency transactions	3,081

Net realized gain (loss)	(5,268,215)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(1,056,682)
Forward foreign currency contracts	173,484
Foreign currency translations	(705)

Net change in unrealized appreciation (depreciation)	(883,903)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(6,152,118)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(2,350,127)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,801,991	$4,365,797
Net realized gain (loss)	(5,268,215)	10,292,862
Net change in unrealized appreciation (depreciation)	(883,903)	35,866,549

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,350,127)	50,525,208

Distributions to shareholders:
Class IA	(1,208,747)	(3,522,858)
Class IB	(3,326,142)	(9,394,617)
Class K	(721,175)	(1,763,642)

Total distributions to shareholders	(5,256,064)	(14,681,117)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 420,233 and 462,828 shares, respectively ]	6,262,447	7,993,388
Capital shares issued in reinvestment of dividends and distributions [ 73,572 and 201,442 shares, respectively ]	1,208,747	3,522,858
Capital shares repurchased [ (664,027) and (525,840) shares, respectively ]	(9,977,341)	(9,060,836)

Total Class IA transactions	(2,506,147)	2,455,410

Class IB
Capital shares sold [ 982,861 and 518,316 shares, respectively ]	14,467,506	8,870,507
Capital shares issued in reinvestment of dividends and distributions [ 202,186 and 536,758 shares, respectively ]	3,326,142	9,394,617
Capital shares repurchased [ (1,303,853) and (1,026,241) shares, respectively ]	(19,590,498)	(17,735,945)

Total Class IB transactions	(1,796,850)	529,179

Class K
Capital shares sold [ 776,117 and 107,060 shares, respectively ]	11,369,156	1,845,396
Capital shares issued in reinvestment of dividends and distributions [ 43,864 and 101,095 shares, respectively ]	721,175	1,763,642
Capital shares repurchased [ (676,933) and (277,642) shares, respectively ]	(10,204,643)	(4,817,195)

Total Class K transactions	1,885,688	(1,208,157)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(2,417,309)	1,776,432

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,023,500)	37,620,523
NET ASSETS:
Beginning of year	244,191,109	206,570,586

End of year	$234,167,609	$244,191,109

See Notes to Financial Statements.

1013

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EQ/INVESCO COMSTOCK PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017		2016
Net asset value, beginning of year	$17.88	$15.24	$18.53	$15.82		$13.79

Income (loss) from investment operations:
Net investment income (loss) (e)	0.28	0.32	0.27	0.21		0.27	##
Net realized and unrealized gain (loss)	(0.44)	3.45	(2.51)	2.64		2.13

Total from investment operations	(0.16)	3.77	(2.24)	2.85		2.40

Less distributions:
Dividends from net investment income	(0.31)	(0.35)	(0.28)	(0.14)		(0.37)
Distributions from net realized gains	(0.08)	(0.78)	(0.77)	—		—

Total dividends and distributions	(0.39)	(1.13)	(1.05)	(0.14)		(0.37)

Net asset value, end of year	$17.33	$17.88	$15.24	$18.53		$15.82

Total return	(0.77)%	24.94%	(12.40)%	18.01	%(cc)	17.37%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$53,972	$58,726	$47,930	$46,356		$40,192
Ratio of expenses to average net assets:
After waivers (f)	1.00%	1.00%	1.00%	1.00%		1.00%
Before waivers (f)	1.06%	1.06%	1.04%	1.06%		1.07%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.83%	1.87%	1.43%	1.27%		1.93	%(bb)
Before waivers (f)	1.77%	1.81%	1.39%	1.21%		1.86	%(bb)
Portfolio turnover rate^	37%	24%	18%	14%		18%

	Year Ended December 31,
Class IB	2020	2019	2018	2017		2016
Net asset value, beginning of year	$17.90	$15.25	$18.54	$15.83		$13.80

Income (loss) from investment operations:
Net investment income (loss) (e)	0.28	0.32	0.26	0.21		0.27	##
Net realized and unrealized gain (loss)	(0.44)	3.46	(2.50)	2.64		2.13

Total from investment operations	(0.16)	3.78	(2.24)	2.85		2.40

Less distributions:
Dividends from net investment income	(0.31)	(0.35)	(0.28)	(0.14)		(0.37)
Distributions from net realized gains	(0.08)	(0.78)	(0.77)	—		—

Total dividends and distributions	(0.39)	(1.13)	(1.05)	(0.14)		(0.37)

Net asset value, end of year	$17.35	$17.90	$15.25	$18.54		$15.83

Total return	(0.77)%	25.00%	(12.39)%	18.00	%(cc)	17.36%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$150,411	$157,298	$133,585	$159,018		$144,933
Ratio of expenses to average net assets:
After waivers (f)	1.00%	1.00%	1.00%	1.00%		1.00%
Before waivers (f)	1.06%	1.06%	1.05%	1.06%		1.07%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.83%	1.87%	1.42%	1.27%		1.93	%(bb)
Before waivers (f)	1.77%	1.81%	1.38%	1.21%		1.85	%(bb)
Portfolio turnover rate^	37%	24%	18%	14%		18%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017		2016
Net asset value, beginning of year	$17.84	$15.20	$18.49	$15.78		$13.76

Income (loss) from investment operations:
Net investment income (loss) (e)	0.31	0.36	0.31	0.25		0.31	##
Net realized and unrealized gain (loss)	(0.42)	3.45	(2.50)	2.64		2.12

Total from investment operations	(0.11)	3.81	(2.19)	2.89		2.43

Less distributions:
Dividends from net investment income	(0.35)	(0.39)	(0.33)	(0.18)		(0.41)
Distributions from net realized gains	(0.08)	(0.78)	(0.77)	—		—

Total dividends and distributions	(0.43)	(1.17)	(1.10)	(0.18)		(0.41)

Net asset value, end of year	$17.30	$17.84	$15.20	$18.49		$15.78

Total return	(0.50)%	25.30%	(12.19)%	18.33	%(cc)	17.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$29,784	$28,167	$25,056	$29,789		$30,642
Ratio of expenses to average net assets:
After waivers (f)	0.75%	0.75%	0.75%	0.75%		0.75%
Before waivers (f)	0.81%	0.81%	0.80%	0.81%		0.82%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	2.09%	2.12%	1.67%	1.52%		2.18	%(bb)
Before waivers (f)	2.03%	2.06%	1.63%	1.46%		2.11	%(bb)
Portfolio turnover rate^	37%	24%	18%	14%		18%
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.23, $0.23 and $0.27 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.29% lower.
(cc)	Includes a litigation payment. Without this payment, the total return would have been 17.57% for Class IA, 17.55% for Class IB and 17.88% for Class K.

See Notes to Financial Statements.

1015

EQ/INVESCO GLOBAL PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	27.00%	14.34%	11.08%
Portfolio – Class IB Shares	27.01	14.35	11.05
MSCI AC World (Net) Index	16.25	12.26	9.13

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 27.01% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the MSCI AC World (Net) Index, which returned 16.25% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The Portfolio outperformed the benchmark in nine of 11 sectors in 2020, led by holdings in the communication services, consumer discretionary, energy, information technology and consumer staples sectors.

•	Holdings in JD.com Inc., Alphabet Inc, PayPal Holdings Inc., Adobe Incorporated and Facebook, Inc. each contributed in excess of 2% of absolute performance over the course of 2020.

•	The Portfolio owned no positions in the utilities sector during the year, which was beneficial to relative performance.

What hurt performance during the year:

•	There were just two sectors which detracted from relative performance in 2020. They were the materials and real estate sectors.

•	Materials is a sector in which the Portfolio held no positions during the year. This positioning detracted from relative performance as the sector had strong returns for the benchmark.

•	Real Estate underperformance was driven by a single security, DLF Limited, an Indian real estate concern. An underweight allocation offset some of the security selection.

Portfolio Positioning and Outlook — EQ/Invesco Advisers, Inc.

Portfolio holdings are selected based on our analysis of the sustainability of their purpose and the sensibility of their price. We believe that, if we have this combination well calibrated, the Portfolio should be able to weather most transient challenges and create meaningful economic value for our clients over the medium to long-term.

We invest with a long-term structural mindset, considering the attractiveness of a company’s attributes and ecosystem over as long as a 10-year horizon. Thus, the cyclical influences weigh very little on our thinking about, or the positioning of, the Portfolio. This remains the case. Our holdings are largely invested in industries that are growing organically, on a sustained basis, and our individual holdings are substantial beneficiaries. At year end, the Portfolio’s sector overweights remained in the information technology, communication services, industrials and consumer discretionary sectors. Underweights to the financials, consumer staples and materials sectors remained noteworthy.

Sector Weightings as of December 31, 2020	Market Value	% of Net Assets
Information Technology	$ 133,733,299	32.1%
Communication Services	71,165,340	17.1
Consumer Discretionary	67,437,293	16.2
Industrials	57,196,220	13.7
Health Care	42,683,849	10.2
Financials	26,503,397	6.3
Real Estate	7,267,995	1.7
Consumer Staples	3,813,280	0.9
Investment Company	839,187	0.2
Cash and Other	6,549,794	1.6

		100.0%

1016

EQ/INVESCO GLOBAL PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,295.80	$6.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.35	5.84
Class IB
Actual	1,000.00	1,295.90	6.64
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.35	5.84

* Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratio of 1.15% and 1.15%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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EQ/INVESCO GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Brazil (1.1%)
StoneCo Ltd., Class A*	55,435	$4,652,105

China (4.2%)
JD.com, Inc. (ADR)*	199,385	17,525,942

Denmark (0.1%)
Ascendis Pharma A/S (ADR)*	1,680	280,190

France (10.6%)
Airbus SE*	101,257	11,105,841
Dassault Systemes SE	5,771	1,171,381
Kering SA	14,840	10,776,048
LVMH Moet Hennessy Louis Vuitton SE	33,659	21,007,962

		44,061,232

Germany (2.4%)
SAP SE	77,822	10,193,539

India (3.1%)
DLF Ltd.	2,280,671	7,267,995
ICICI Bank Ltd. (ADR)*	385,231	5,724,533

		12,992,528

Italy (0.3%)
Brunello Cucinelli SpA*	25,018	1,091,108

Japan (16.4%)
Capcom Co. Ltd.	92,400	5,995,642
FANUC Corp.	19,382	4,760,326
Keyence Corp.	21,256	11,939,838
Minebea Mitsumi, Inc.	3,500	69,420
Murata Manufacturing Co. Ltd.	140,151	12,650,306
Nidec Corp.	123,628	15,541,053
Omron Corp.	72,700	6,477,556
Takeda Pharmaceutical Co. Ltd.	84,900	3,087,497
TDK Corp.	51,400	7,735,761

		68,257,399

Netherlands (0.8%)
ASML Holding NV	4,113	1,997,548
uniQure NV*	33,392	1,206,453

		3,204,001

Spain (1.2%)
Industria de Diseno Textil SA	156,064	4,964,671

Sweden (2.8%)
Assa Abloy AB, Class B	207,155	5,098,557
Atlas Copco AB, Class A	129,406	6,623,179

		11,721,736

Switzerland (0.4%)
Zur Rose Group AG*	5,593	1,787,890

United Kingdom (2.6%)
Farfetch Ltd., Class A*	101,185	6,456,615
Prudential plc	250,462	4,613,566

		11,070,181

United States (52.2%)
Adobe, Inc.*	37,450	18,729,494
Agilent Technologies, Inc.	60,082	7,119,116
Alphabet, Inc., Class A*	19,902	34,881,041
Amazon.com, Inc.*	1,724	5,614,947
Analog Devices, Inc.	5,580	824,333
Anthem, Inc.	4,781	1,535,131
Avantor, Inc.*	190,092	5,351,090
Blueprint Medicines Corp.*	21,552	2,417,057
Boston Scientific Corp.*	54,219	1,949,173
Castle Biosciences, Inc.*	13,270	891,080
Centene Corp.*	22,801	1,368,744
Charles River Laboratories International, Inc.*	2,362	590,169
Colgate-Palmolive Co.	23,686	2,025,390
Dun & Bradstreet Holdings, Inc.*	23,105	575,314
Electronic Arts, Inc.	25,546	3,668,406
Equifax, Inc.	33,909	6,539,012
Facebook, Inc., Class A*	66,349	18,123,893
Fidelity National Information Services, Inc.	33,382	4,722,218
Illumina, Inc.*	7,238	2,678,060
Intuit, Inc.	44,816	17,023,358
Ionis Pharmaceuticals, Inc.*	40,140	2,269,516
IQVIA Holdings, Inc.*	8,376	1,500,728
MacroGenics, Inc.*	53,192	1,215,969
Maxim Integrated Products, Inc.	125,952	11,165,645
Microsoft Corp.	18,508	4,116,549
Nuance Communications, Inc.*	29,075	1,281,917
PayPal Holdings, Inc.*	51,878	12,149,828
Pegasystems, Inc.	19,118	2,547,665
Phathom Pharmaceuticals, Inc.*	36,354	1,207,680
S&P Global, Inc.	49,175	16,165,298
Sage Therapeutics, Inc.*	14,588	1,262,008
Sarepta Therapeutics, Inc.*	16,940	2,888,101
Twist Bioscience Corp.*	1,882	265,908
United Parcel Service, Inc., Class B	40,876	6,883,518
Veracyte, Inc.*	48,126	2,355,286
Visa, Inc., Class A	19,907	4,354,258
Walt Disney Co. (The)*	46,840	8,486,471
Zimmer Biomet Holdings, Inc.	8,079	1,244,893

		217,988,264

Total Common Stocks (98.2%) (Cost $189,106,282)		409,790,786

PREFERRED STOCK:
India (0.0%)
Zee Entertainment Enterprises Ltd., 6.000% (Cost $—)	182,890	9,887

SHORT-TERM INVESTMENT:
Investment Company (0.2%)
JPMorgan Prime Money Market Fund, IM Shares	838,767	839,187

Total Short-Term Investment (0.2%) (Cost $839,216)		839,187

Total Investments in Securities (98.4%) (Cost $189,945,498)		410,639,860
Other Assets Less Liabilities (1.6%)		6,549,794

Net Assets (100%)		$417,189,654

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

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EQ/INVESCO GLOBAL PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Brazil	$4,652,105	$—	$—	$4,652,105
China	17,525,942	—	—	17,525,942
Denmark	280,190	—	—	280,190
France	—	44,061,232	—	44,061,232
Germany	—	10,193,539	—	10,193,539
India	5,724,533	7,267,995	—	12,992,528
Italy	—	1,091,108	—	1,091,108
Japan	—	68,257,399	—	68,257,399
Netherlands	1,206,453	1,997,548	—	3,204,001
Spain	—	4,964,671	—	4,964,671
Sweden	—	11,721,736	—	11,721,736
Switzerland	—	1,787,890	—	1,787,890
United Kingdom	6,456,615	4,613,566	—	11,070,181
United States	217,988,264	—	—	217,988,264
Preferred Stock
India	—	9,887	—	9,887
Short-Term Investment
Investment Company	839,187	—	—	839,187

Total Assets	$254,673,289	$155,966,571	$—	$410,639,860

Total Liabilities	$—	$—	$—	$—

Total	$254,673,289	$155,966,571	$—	$410,639,860

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$48,778,308
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$60,694,397

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$220,693,572
Aggregate gross unrealized depreciation	(297,854)

Net unrealized appreciation	$220,395,718

Federal income tax cost of investments in securities and derivative instruments, if applicable	$190,244,142

For the year ended December 31, 2020, the Portfolio incurred approximately $77 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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EQ/INVESCO GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (Cost $189,945,498)	$410,639,860
Cash	6,112,000
Foreign cash (Cost $3,289)	3,436
Receivable for securities sold	784,074
Dividends, interest and other receivables	319,214
Receivable for Portfolio shares sold	171,635
Other assets	1,384

Total assets	418,031,603

LIABILITIES
Payable for securities purchased	392,582
Investment management fees payable	258,269
Distribution fees payable – Class IB	69,547
Administrative fees payable	32,620
Accrued India taxes	21,419
Distribution fees payable – Class IA	16,810
Payable for Portfolio shares redeemed	13,170
Accrued expenses	37,532

Total liabilities	841,949

NET ASSETS	$417,189,654

Net assets were comprised of:
Paid in capital	$196,025,634
Total distributable earnings (loss)	221,164,020

Net assets	$417,189,654

Class IA
Net asset value, offering and redemption price per share, $81,023,438 / 2,958,739 shares outstanding (unlimited amount authorized: $0.01 par value)	$27.38

Class IB
Net asset value, offering and redemption price per share, $336,166,216 / 12,280,188 shares outstanding (unlimited amount authorized: $0.01 par value)	$27.37

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $190,698 foreign withholding tax)	$2,547,957
Interest	21,745
Securities lending (net)	6,552

Total income	2,576,254

EXPENSES
Investment management fees	2,887,537
Distribution fees – Class IB	677,142
Administrative fees	323,609
Distribution fees – Class IA	172,135
Professional fees	73,591
Custodian fees	54,000
Printing and mailing expenses	44,711
Trustees’ fees	10,824
Miscellaneous	17,325

Gross expenses	4,260,874
Less: Waiver from investment manager	(351,404)

Net expenses	3,909,470

NET INVESTMENT INCOME (LOSS)	(1,333,216)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	2,216,116
Foreign currency transactions	554

Net realized gain (loss)	2,216,670

Change in unrealized appreciation (depreciation) on:
Investments in securities (net of India tax of $(18,927) on unrealized depreciation on investments)	88,503,109
Foreign currency translations	26,676

Net change in unrealized appreciation (depreciation)	88,529,785

NET REALIZED AND UNREALIZED GAIN (LOSS)	90,746,455

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$89,413,239

See Notes to Financial Statements.

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EQ/INVESCO GLOBAL PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,333,216)	$1,046,156
Net realized gain (loss)	2,216,670	(1,216,723)
Net change in unrealized appreciation (depreciation)	88,529,785	79,387,878

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	89,413,239	79,217,311

Distributions to shareholders:
Class IA	(608)	(234,068)
Class IB	(2,459)	(847,988)

Total distributions to shareholders	(3,067)	(1,082,056)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 247,255 and 269,220 shares, respectively ]	5,310,399	5,236,651
Capital shares issued in reinvestment of dividends [ 26 and 11,000 shares, respectively ]	608	234,068
Capital shares repurchased [ (633,472) and (648,804) shares, respectively ]	(13,475,193)	(12,639,964)

Total Class IA transactions	(8,164,186)	(7,169,245)

Class IB
Capital shares sold [ 1,298,382 and 1,536,202 shares, respectively ]	27,375,286	29,732,255
Capital shares issued in reinvestment of dividends [ 105 and 39,861 shares, respectively ]	2,459	847,988
Capital shares repurchased [(1,346,246) and (787,720) shares, respectively]	(29,177,419)	(15,375,269)

Total Class IB transactions	(1,799,674)	15,204,974

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(9,963,860)	8,035,729

TOTAL INCREASE (DECREASE) IN NET ASSETS	79,446,312	86,170,984
NET ASSETS:
Beginning of year	337,743,342	251,572,358

End of year	$417,189,654	$337,743,342

See Notes to Financial Statements.

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EQ/INVESCO GLOBAL PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017	2016
Net asset value, beginning of year	$21.56	$16.50	$19.72	$14.61	$14.73

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.08)	0.07	0.11	0.05	0.09
Net realized and unrealized gain (loss)	5.90	5.06	(2.74)	5.16	(0.09)

Total from investment operations	5.82	5.13	(2.63)	5.21	— #

Less distributions:
Dividends from net investment income	— #	(0.07)	(0.07)	(0.10)	(0.12)
Distributions from net realized gains	—	—	(0.52)	—	—

Total dividends and distributions	— #	(0.07)	(0.59)	(0.10)	(0.12)

Net asset value, end of year	$27.38	$21.56	$16.50	$19.72	$14.61

Total return	27.00%	31.09%	(13.45)%	35.67%	(0.02)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$81,023	$72,102	$61,264	$78,260	$49,643
Ratio of expenses to average net assets:
After waivers (f)	1.15%	1.15%	1.19%	1.20%	1.23%
Before waivers (f)	1.25%	1.25%	1.33%	1.37%	1.39%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.39)%	0.36%	0.55%	0.27%	0.61%
Before waivers (f)	(0.49)%	0.26%	0.40%	0.09%	0.45%
Portfolio turnover rate^	15%	20%	18%	13%	18%

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$21.55	$16.49	$19.71	$14.61	$14.72

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.09)	0.07	0.10	0.05	0.08
Net realized and unrealized gain (loss)	5.91	5.06	(2.73)	5.15	(0.07)

Total from investment operations	5.82	5.13	(2.63)	5.20	0.01

Less distributions:
Dividends from net investment income	— #	(0.07)	(0.07)	(0.10)	(0.12)
Distributions from net realized gains	—	—	(0.52)	—	—

Total dividends and distributions	— #	(0.07)	(0.59)	(0.10)	(0.12)

Net asset value, end of year	$27.37	$21.55	$16.49	$19.71	$14.61

Total return	27.01%	31.11%	(13.46)%	35.60%	0.05%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$336,166	$265,641	$190,308	$198,822	$138,783
Ratio of expenses to average net assets:
After waivers (f)	1.15%	1.15%	1.19%	1.20%	1.23%
Before waivers (f)	1.25%	1.25%	1.33%	1.37%	1.39%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.39)%	0.34%	0.50%	0.26%	0.59%
Before waivers (f)	(0.50)%	0.24%	0.36%	0.09%	0.44%
Portfolio turnover rate^	15%	20%	18%	13%	18%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1022

EQ/INVESCO GLOBAL REAL ESTATE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	(12.22)%	2.78%
FTSE EPRA/NAREIT Global (Net) Index	(9.95)	3.83

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (12.22)% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the FTSE EPRA/NAREIT Global (Net) Index, which returned (9.95)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Relative contributors to performance in the Asia Pacific region included countries such as Hong Kong, Japan, China and Australia, all benefiting from strong security selection.

•

Top contributors to the Portfolio’s absolute performance during the year came from the residential sector and included Vonovia SE, a German residential property owner with a stable income profile and ample growth opportunities.

•	A number of diversified real estate investment trusts (REITs) also did well over the year, including Hang Lung Properties Ltd. and Longfor Group Holdings Ltd.

What hurt performance during the year:

•

Overall, the Portfolio underperformed its style-specific benchmark during a year of negative performance. Key relative detractors included security selection in the U.S., an overweight allocation to Spain, and an underweight allocation to Sweden.

•

Top detractors from the Portfolio’s absolute performance during the year included holdings in the lodging sector such as Pebblebrook Hotel Trust and Park Hotels and Resorts, Inc. as the lodging sector suffered from COVID-19 related travel bans. Top detractors from absolute performance also included Boston Properties, Inc. in the office sector, which was negatively impacted from a decrease in tenant demand due to work from home policies.

Portfolio Positioning and Outlook — Invesco Advisers, Inc.

The overall desire is to maintain a portfolio with a bias toward companies with higher quality assets, supply constrained real estate market exposure, generally lower leveraged balance sheets and better governance characteristics. However, we may also seek to source opportunities where a sharp decline in REIT share prices in the short term appears to have overly punished companies. The unpredictable macro and geopolitical environments suggest caution in taking active factor, country and currency exposures. As such, portfolio risk is still most likely to be allocated to specific stock opportunities where there is a belief that attractive relative value exists. Within the broader investment market context, cash flow security, discounted valuations relative to underlying assets and the tangible asset nature of real estate appear to offer relative attraction to a diversified investor. On this basis, we view listed real estate as offering fair to attractive relative return opportunities at present, as part of a wider investment portfolio allocation.

Sector Weightings as of December 31, 2020	Market Value	% of Net Assets
Real Estate	$ 189,873,991	97.2%
Consumer Discretionary	2,485,440	1.3
Communication Services	1,027,798	0.5
Financials	0	0.0 #
Cash and Other	2,049,732	1.0

		100.0%

#	Less than 0.05%.

1023

EQ/INVESCO GLOBAL REAL ESTATE PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,106.50	$6.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.12	6.08

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.20%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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EQ/INVESCO GLOBAL REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (3.1%)
Dexus (REIT)	310,972	$2,253,592
Goodman Group (REIT)	103,833	1,513,746
GPT Group (The) (REIT)	242,373	840,859
Mirvac Group (REIT)	713,453	1,452,097

		6,060,294

Belgium (1.1%)
Cofinimmo SA (REIT)	8,711	1,296,170
Montea C.V.A (REIT)	6,870	781,364

		2,077,534

Brazil (0.5%)
BR Malls Participacoes SA*	264,900	504,892
Iguatemi Empresa de Shopping Centers SA	30,400	217,427
Multiplan Empreendimentos Imobiliarios SA*	71,300	322,993

		1,045,312

Canada (2.8%)
Allied Properties REIT (REIT)	87,728	2,607,236
Canadian Apartment Properties REIT (REIT)	33,397	1,311,585
Killam Apartment REIT (REIT)	73,429	987,014
Summit Industrial Income REIT (REIT)	55,451	594,631

		5,500,466

China (6.2%)
Agile Group Holdings Ltd.	624,000	830,664
China Aoyuan Group Ltd.	457,000	444,476
China Overseas Land & Investment Ltd.	684,500	1,488,648
China Resources Land Ltd.	426,000	1,758,412
China Vanke Co. Ltd., Class H	558,900	1,928,497
CIFI Holdings Group Co. Ltd.	418,000	354,244
Country Garden Holdings Co. Ltd.	903,000	1,248,658
ESR Cayman Ltd.(m)*	144,000	516,379
KWG Group Holdings Ltd.	221,500	302,287
Longfor Group Holdings Ltd. (m)	201,500	1,180,027
Shimao Group Holdings Ltd.	658,000	2,096,447

		12,148,739

France (1.3%)
Gecina SA (REIT)	16,568	2,556,349

Germany (6.6%)
Deutsche Wohnen SE	30,155	1,609,490
Grand City Properties SA	80,059	2,049,973
Vonovia SE	125,754	9,180,772

		12,840,235

Hong Kong (5.9%)
CK Asset Holdings Ltd.	405,500	2,081,781
Hang Lung Properties Ltd.	438,000	1,155,390
Kerry Properties Ltd.	453,500	1,148,893
New World Development Co. Ltd.	334,000	1,555,302
Sun Hung Kai Properties Ltd.	84,000	1,083,528
Swire Properties Ltd.	711,600	2,069,872
Wharf Real Estate Investment Co. Ltd.	481,000	2,503,512

		11,598,278

India (0.5%)
DLF Ltd.	268,299	855,010

Indonesia (0.3%)
Pakuwon Jati Tbk. PT*	13,784,300	500,355

Italy (0.5%)
Infrastrutture Wireless Italiane SpA (m)	84,725	1,027,798

Japan (10.6%)
Activia Properties, Inc. (REIT)	315	1,328,580
Daiwa Office Investment Corp. (REIT)	66	419,311
GLP J-REIT (REIT)*	855	1,346,404
Industrial & Infrastructure Fund Investment Corp. (REIT)*	248	457,547
Japan Hotel REIT Investment Corp. (REIT)	2,186	1,122,057
Japan Prime Realty Investment Corp. (REIT)	317	1,049,964
Japan Retail Fund Investment Corp. (REIT)	843	1,531,614
Kenedix Office Investment Corp. (REIT)	59	399,981
LaSalle Logiport REIT (REIT)	830	1,337,582
Mitsui Fudosan Co. Ltd.	156,242	3,266,170
Mitsui Fudosan Logistics Park, Inc. (REIT)	300	1,519,539
Nippon Prologis REIT, Inc. (REIT)*	173	539,499
Nomura Real Estate Master Fund, Inc. (REIT)	501	716,165
Orix JREIT, Inc. (REIT)	1,194	1,971,594
Sumitomo Realty & Development Co. Ltd.	67,011	2,064,423
Tokyu Fudosan Holdings Corp.	315,200	1,678,950

		20,749,380

Malta (0.0%)
BGP Holdings plc (r)*	1,697,163	—

Mexico (0.4%)
Macquarie Mexico Real Estate Management SA de CV (REIT) (m)	540,400	763,097

Philippines (1.4%)
Ayala Land, Inc.	2,527,380	2,152,484
Megaworld Corp.	5,703,000	484,518

		2,637,002

Singapore (2.8%)
Ascendas India Trust	820,500	856,757
City Developments Ltd.	314,900	1,899,026
Keppel DC REIT (REIT)	420,900	894,922
Mapletree Commercial Trust (REIT)	343,500	553,613
Mapletree Industrial Trust (REIT)	583,900	1,276,840

		5,481,158

South Africa (0.3%)
Growthpoint Properties Ltd. (REIT)	666,614	570,217

Spain (0.9%)
Merlin Properties SOCIMI SA (REIT)	183,975	1,748,579

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Sweden (1.6%)
Fabege AB	74,883	$1,177,271
Wihlborgs Fastigheter AB	88,894	2,003,130

		3,180,401

Thailand (0.4%)
WHA Corp. PCL	7,300,300	740,751

United Kingdom (4.2%)
Assura plc (REIT)	1,153,102	1,211,034
GCP Student Living plc (REIT)	298,538	584,615
Land Securities Group plc (REIT)	272,298	2,509,012
Segro plc (REIT)	75,718	981,186
Tritax Big Box REIT plc (REIT)	999,951	2,295,920
Workspace Group plc (REIT)	59,851	629,398

		8,211,165

United States (47.6%)
Alexandria Real Estate Equities, Inc. (REIT)	17,575	3,132,216
American Tower Corp. (REIT)	11,884	2,667,483
Apple Hospitality REIT, Inc. (REIT)	140,894	1,818,941
AvalonBay Communities, Inc. (REIT)	35,136	5,636,868
Boston Properties, Inc. (REIT)	37,703	3,564,065
Brandywine Realty Trust (REIT)	117,367	1,397,841
Brixmor Property Group, Inc. (REIT)	145,975	2,415,886
Columbia Property Trust, Inc. (REIT)	82,726	1,186,291
CubeSmart (REIT)	33,943	1,140,824
CyrusOne, Inc. (REIT)	49,281	3,604,905
DiamondRock Hospitality Co. (REIT)*	217,643	1,795,555
Digital Realty Trust, Inc. (REIT)	10,578	1,475,737
Duke Realty Corp. (REIT)	80,225	3,206,593
Equity LifeStyle Properties, Inc. (REIT)	10,365	656,726
Essential Properties Realty Trust, Inc. (REIT)	54,021	1,145,245
Extra Space Storage, Inc. (REIT)	26,788	3,103,658
First Industrial Realty Trust, Inc. (REIT)	44,516	1,875,459
Gaming and Leisure Properties, Inc. (REIT)	772	32,733
Highwoods Properties, Inc. (REIT)	25,164	997,249
Hilton Worldwide Holdings, Inc.	10,922	1,215,182
Host Hotels & Resorts, Inc. (REIT)	101,744	1,488,515
Invitation Homes, Inc. (REIT)	154,544	4,589,957
JBG SMITH Properties (REIT)	32,335	1,011,115
Kilroy Realty Corp. (REIT)	15,895	912,373
Marriott International, Inc., Class A	9,629	1,270,258
NETSTREIT Corp. (REIT)	23,142	451,038
Prologis, Inc. (REIT)	55,166	5,497,844
QTS Realty Trust, Inc. (REIT), Class A	31,900	1,973,972
Realty Income Corp. (REIT)	22,603	1,405,228
Regency Centers Corp. (REIT)	33,033	1,505,974
Retail Opportunity Investments Corp. (REIT)	119,476	1,599,784
Rexford Industrial Realty, Inc. (REIT)	67,017	3,291,205
RLJ Lodging Trust (REIT)	104,200	1,474,430
SBA Communications Corp. (REIT)	9,756	2,752,460
SITE Centers Corp. (REIT)	88,808	898,737
Sun Communities, Inc. (REIT)	12,625	1,918,369
Sunstone Hotel Investors, Inc. (REIT)	122,633	1,389,432
UDR, Inc. (REIT)	158,053	6,073,977
Urban Edge Properties (REIT)	84,737	1,096,497
Ventas, Inc. (REIT)	48,051	2,356,421
VICI Properties, Inc. (REIT)	31,072	792,336
Vornado Realty Trust (REIT)	32,704	1,221,167
Welltower, Inc. (REIT)	52,868	3,416,330
Weyerhaeuser Co. (REIT)	47,853	1,604,511
Xenia Hotels & Resorts, Inc. (REIT)	68,008	1,033,722

		93,095,109

Total Investments in Securities (99.0%) (Cost $181,578,076)		193,387,229
Other Assets Less Liabilities (1.0%)		2,049,732

Net Assets (100%)		$195,436,961

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $3,487,301 or 1.8% of net assets.

(r)	Value determined using significant unobservable inputs.

Glossary:

REIT	—	Real Estate Investment Trust

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Australia	$—	$6,060,294	$—		$6,060,294
Belgium	—	2,077,534	—		2,077,534
Brazil	—	1,045,312	—		1,045,312
Canada	5,500,466	—	—		5,500,466
China	—	12,148,739	—		12,148,739
France	—	2,556,349	—		2,556,349
Germany	—	12,840,235	—		12,840,235
Hong Kong	—	11,598,278	—		11,598,278
India	—	855,010	—		855,010
Indonesia	—	500,355	—		500,355
Italy	—	1,027,798	—		1,027,798
Japan	—	20,749,380	—		20,749,380
Malta	—	—	—	(a)	—	(a)
Mexico	763,097	—	—		763,097
Philippines	—	2,637,002	—		2,637,002
Singapore	—	5,481,158	—		5,481,158
South Africa	—	570,217	—		570,217
Spain	—	1,748,579	—		1,748,579
Sweden	—	3,180,401	—		3,180,401
Thailand	—	740,751	—		740,751
United Kingdom	—	8,211,165	—		8,211,165
United States	93,095,109	—	—		93,095,109

Total Assets	$99,358,672	$94,028,557	$—		$193,387,229

Total Liabilities	$—	$—	$—		$—

Total	$99,358,672	$94,028,557	$—		$193,387,229

(a)	Value is zero.

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$289,869,165
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$290,400,109

See Notes to Financial Statements.

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EQ/INVESCO GLOBAL REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,889,738
Aggregate gross unrealized depreciation	(6,777,964)

Net unrealized appreciation	$8,111,774

Federal income tax cost of investments in securities and derivative instruments, if applicable	$185,275,455

For the year ended December 31, 2020, the Portfolio incurred approximately $908 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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EQ/INVESCO GLOBAL REAL ESTATE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (Cost $181,578,076)	$193,387,229
Cash	1,443,807
Foreign cash (Cost $191,573)	191,923
Dividends, interest and other receivables	749,034
Receivable for securities sold	218,154
Receivable for Portfolio shares sold	31,408
Other assets	850

Total assets	196,022,405

LIABILITIES
Payable for securities purchased	277,152
Investment management fees payable	104,710
Distribution fees payable – Class IB	40,790
Payable for Portfolio shares redeemed	35,086
Accrued India taxes	32,858
Administrative fees payable	15,407
Accrued expenses	79,441

Total liabilities	585,444

NET ASSETS	$195,436,961

Net assets were comprised of:
Paid in capital	$208,053,750
Total distributable earnings (loss)	(12,616,789)

Net assets	$195,436,961

Class IB
Net asset value, offering and redemption price per share, $195,436,961 / 13,676,699 shares outstanding (unlimited amount authorized: $0.01 par value)	$14.29

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $225,482 foreign withholding tax)	$5,487,869
Interest	11,195

Total income	5,499,064

EXPENSES
Investment management fees	1,397,140
Distribution fees – Class IB	475,217
Administrative fees	181,079
Custodian fees	131,500
Professional fees	62,374
Printing and mailing expenses	31,776
Trustees’ fees	6,510
Miscellaneous	15,032

Gross expenses	2,300,628
Less: Waiver from investment manager	(26,898)

Net expenses	2,273,730

NET INVESTMENT INCOME (LOSS)	3,225,334

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(20,350,896)
Foreign currency transactions	8,280

Net realized gain (loss)	(20,342,616)

Change in unrealized appreciation (depreciation) on:
Investments in securities (net of India tax of $32,859 on unrealized appreciation on investments)	(10,947,848)
Foreign currency translations	10,152

Net change in unrealized appreciation (depreciation)	(10,937,696)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(31,280,312)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(28,054,978)

See Notes to Financial Statements.

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EQ/INVESCO GLOBAL REAL ESTATE PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,225,334	$4,420,493
Net realized gain (loss)	(20,342,616)	12,716,393
Net change in unrealized appreciation (depreciation)	(10,937,696)	26,419,973

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(28,054,978)	43,556,859

Distributions to shareholders:
Class IB	(5,259,270)	(19,457,858)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [1,531,809 and 1,046,963 shares, respectively]	21,077,847	17,931,134
Capital shares issued in reinvestment of dividends and distributions [ 376,121 and 1,194,018 shares, respectively]	5,259,270	19,457,858
Capital shares repurchased [(1,972,773) and (1,625,361) shares, respectively]	(27,573,303)	(27,849,490)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,236,186)	9,539,502

TOTAL INCREASE (DECREASE) IN NET ASSETS	(34,550,434)	33,638,503
NET ASSETS:
Beginning of year	229,987,395	196,348,892

End of year	$195,436,961	$229,987,395

See Notes to Financial Statements.

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EQ/INVESCO GLOBAL REAL ESTATE PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 22, 2018* to December 31, 2018
Class IB	2020		2019
Net asset value, beginning of period	$16.74		$14.96		$15.23

Income (loss) from investment operations:
Net investment income (loss) (e)	0.24		0.34		0.07
Net realized and unrealized gain (loss)	(2.30)		2.98		(0.25)

Total from investment operations	(2.06)		3.32		(0.18)

Less distributions:
Dividends from net investment income	(0.35)		(0.74)		(0.09)
Distributions from net realized gains	(0.04)		(0.80)		—

Total dividends and distributions	(0.39)		(1.54)		(0.09)

Net asset value, end of period	$14.29		$16.74		$14.96

Total return (b)	(12.22)%		22.53%		(1.24)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$195,437		$229,987		$196,349
Ratio of expenses to average net assets:
After waivers (a)(f)	1.20	%(j)	1.21	%(k)	1.28	%**(m)
Before waivers (a)(f)	1.21%		1.21%		1.28%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.70%		2.00%		2.23	%(l)
Before waivers (a)(f)	1.68%		2.00%		2.23	%(l)
Portfolio turnover rate^	155%		58%		8	%(z)
*	Commencement of Operations.
**	Includes Tax expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.

(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.

(b)	Total returns for periods less than one year are not annualized.

(e)	Net investment income (loss) per share is based on average shares outstanding.

(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.

(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.21% for Class IB.

(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.28% for Class IB.

(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	13.61%	15.87%
MSCI ACWI ex U.S. Growth (Net) Index	22.20	19.53

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 13.61% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the MSCI ACWI ex U.S. Growth (Net) Index, which returned 22.20% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Portfolio holdings in the industrials sector outperformed those of the benchmark, contributing to relative performance. Within the sector, France-based Schneider Electric SE, a company that specializes in products and services which help to control/streamline energy consumption, Japan-based Nidec Corp., a manufacturer of electric motors, and FANUC Corp., a Japanese manufacturer of factory-automation systems and robots, contributed to both absolute and relative results during the fiscal year. Not owning select style-specific benchmark names, including Airbus SE and Safran SA, also added to relative return.

•	Having no exposure to the weaker real estate and utilities sectors also had a positive impact on relative performance.

•

On a geographic basis, Portfolio holdings in India and Australia outperformed those of the benchmark and contributed to relative return. Underweight exposure to both countries added to relative results during the year as well.

What hurt performance during the year:

•

Stock selection and an underweight in information technology was the largest detractor from relative return. Within the sector, weakness was seen in Spain-based Amadeus IT Group SA and Germany-based software company SAP SE. During the year, we exited the Portfolio’s position in Amadeus IT Group due to a deterioration in its earnings that was COVID-related and limited visibility around turnaround of air travel. We also exited the Portfolio’s position in SAP due to deteriorating Earnings-Quality-Valuation (EQV) characteristics.

•

The Portfolio’s holdings in the health care sector underperformed those of the benchmark sector, detracting from relative results. Lack of exposure to strong benchmark performers, including Japan-based companies M3, Inc. and Daiichi Sankyo Co. Ltd., hampered relative results. Underweight exposure to health care dragged on relative results as well.

•

Stock selection in the energy sector negatively affected relative return. Canada-based Suncor Energy, Inc. and TechnipFMC plc were notable detractors from both absolute and relative performance. We exited both positions during the year.

•

Geographically, the Portfolio’s holdings in the UK, Canada, China and Germany underperformed those of the benchmark and were among the largest detractors from relative performance. Underweight exposure to the strong Chinese market and overweight exposure to Germany also had a negative impact on relative return.

Portfolio Positioning and Outlook — Invesco Advisers, Inc.

During the year, we continued to look for opportunities to improve the growth potential and quality of the Portfolio by adding companies based on our EQV outlook for each company. During the COVID-19 market

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EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

selloff, our trading activity picked up to take advantage of the broadening opportunity set. We added several new holdings, including Mexico-based retailer Walmart de México y Centroamérica, Switzerland-based food and drink processing company Nestle SA and Switzerland-based pharmaceuticals company Roche Holding AG. We sold several holdings during the year, including France-based testing, inspection and certification company Bureau Veritas SA, France-based concessions and construction company Vinci SA and UK-based industrials company RELX plc. After owning RELX for over a decade, we exited the Portfolio’s position because the thesis had run its course and we started to question the long-term organic revenue potential. We felt there were better growth opportunities elsewhere in the Portfolio.

As always, we remain focused on a bottom-up investment approach of identifying attractive companies that fit our EQV-focused investment process. We continue to look for high-quality companies that exhibit the following characteristics: strong organic growth; high returns on capital; pricing power; strong balance sheets; cash generation; and reasonable valuations. In addition, we continue to favor companies that are able to consistently generate cash during weak economic environments. Our balanced EQV-focused approach aligns with our goal of delivering attractive risk-adjusted returns over the long term.

Sector Weightings as of December 31, 2020	Market Value	% of Net Assets
Consumer Discretionary	$ 37,229,722	17.8%
Industrials	35,332,398	16.9
Consumer Staples	32,205,042	15.4
Information Technology	30,518,722	14.6
Financials	30,487,993	14.6
Health Care	21,815,214	10.5
Communication Services	8,089,713	3.9
Materials	6,586,988	3.2
Investment Company	1,158,863	0.5
Cash and Other	5,353,040	2.6

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

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EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,238.50	$6.46
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.37	5.82

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.15%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (0.6%)
CSL Ltd.	5,600	$1,222,579

Brazil (2.6%)
B3 SA - Brasil Bolsa Balcao	311,000	3,711,020
Banco Bradesco SA (ADR)*	309,043	1,625,566

		5,336,586

Canada (5.7%)
Canadian National Railway Co.	44,676	4,911,587
CGI, Inc.*	89,222	7,078,742

		11,990,329

China (14.4%)
Alibaba Group Holding Ltd. (ADR)*	26,938	6,269,281
China Mengniu Dairy Co. Ltd.*	486,000	2,933,885
JD.com, Inc. (ADR)*	43,581	3,830,770
Kweichow Moutai Co. Ltd., Class A	4,185	1,278,576
New Oriental Education & Technology Group, Inc. (ADR)*	12,270	2,279,889
Prosus NV*	31,103	3,357,413
Tencent Holdings Ltd.	64,000	4,656,076
Wuliangye Yibin Co. Ltd., Class A	41,289	1,842,594
Yum China Holdings, Inc.	62,509	3,568,639

		30,017,123

Denmark (2.3%)
Carlsberg A/S, Class B	15,558	2,490,342
Novo Nordisk A/S, Class B	33,842	2,369,951

		4,860,293

France (4.9%)
LVMH Moet Hennessy Louis Vuitton SE	3,344	2,087,128
Pernod Ricard SA	8,273	1,584,732
Sanofi	19,674	1,891,534
Schneider Electric SE	32,762	4,734,803

		10,298,197

Germany (3.9%)
Beiersdorf AG	11,500	1,326,785
Deutsche Boerse AG	26,439	4,497,664
Knorr-Bremse AG	17,292	2,359,215

		8,183,664

Hong Kong (2.1%)
AIA Group Ltd.	349,000	4,276,712

India (2.2%)
HDFC Bank Ltd. (ADR)*	64,356	4,650,365

Ireland (3.3%)
CRH plc	24,695	1,026,337
Flutter Entertainment plc	10,466	2,162,582
ICON plc*	19,336	3,770,133

		6,959,052

Italy (2.3%)
FinecoBank Banca Fineco SpA*	292,902	4,794,838

Japan (13.0%)
Asahi Group Holdings Ltd.	62,500	2,568,883
FANUC Corp.	8,000	1,964,844
Hoya Corp.	22,900	3,164,815
Keyence Corp.	2,900	1,628,977
Koito Manufacturing Co. Ltd.	43,200	2,937,039
Komatsu Ltd.	133,900	3,653,705
Nidec Corp.	13,100	1,646,777
Olympus Corp.	151,300	3,306,459
SMC Corp.	3,200	1,950,898
Sony Corp.	42,800	4,263,213

		27,085,610

Macau (1.5%)
Galaxy Entertainment Group Ltd.	414,000	3,217,499

Mexico (2.5%)
Wal-Mart de Mexico SAB de CV	1,857,340	5,217,483

Netherlands (4.2%)
ASML Holding NV	3,855	1,872,246
Heineken NV	18,693	2,083,128
Wolters Kluwer NV	56,487	4,765,647

		8,721,021

Singapore (0.7%)
United Overseas Bank Ltd.	83,134	1,421,003

South Korea (4.1%)
NAVER Corp.*	12,752	3,433,637
Samsung Electronics Co. Ltd.	68,124	5,079,669

		8,513,306

Sweden (4.9%)
Investor AB, Class B	75,669	5,510,825
Sandvik AB*	188,887	4,621,391

		10,132,216

Switzerland (8.0%)
Alcon, Inc.*	30,356	2,017,561
Kuehne + Nagel International AG (Registered)	16,555	3,754,935
Logitech International SA (Registered)	23,683	2,298,479
Nestle SA (Registered)	38,643	4,550,909
Roche Holding AG	11,667	4,072,182

		16,694,066

Taiwan (2.8%)
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	54,394	5,931,122

United Kingdom (3.0%)
Ashtead Group plc	20,602	968,596
British American Tobacco plc	51,080	1,891,589
Linde plc	12,572	3,312,848

		6,173,033

United States (7.9%)
Amcor plc (CHDI)	190,067	2,247,803
Booking Holdings, Inc.*	1,462	3,256,269
Broadcom, Inc.	15,141	6,629,487
Philip Morris International, Inc.	53,583	4,436,136

		16,569,695

Total Common Stocks (96.9%) (Cost $145,665,978)		202,265,792

See Notes to Financial Statements.

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EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (0.5%)
JPMorgan Prime Money Market Fund, IM Shares	1,158,284	$1,158,863

Total Short-Term Investment (0.5%) (Cost $1,158,979)		1,158,863

Total Investments in Securities (97.4%) (Cost $146,824,957)		203,424,655
Other Assets Less Liabilities (2.6%)		5,353,040

Net Assets (100%)		$208,777,695

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt
CHDI	— Clearing House Electronic Subregister System (CHESS) Depository Interest

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Australia	$—	$1,222,579	$—	$1,222,579
Brazil	1,625,566	3,711,020	—	5,336,586
Canada	11,990,329	—	—	11,990,329
China	15,948,579	14,068,544	—	30,017,123
Denmark	—	4,860,293	—	4,860,293
France	—	10,298,197	—	10,298,197
Germany	—	8,183,664	—	8,183,664
Hong Kong	—	4,276,712	—	4,276,712
India	4,650,365	—	—	4,650,365
Ireland	3,770,133	3,188,919	—	6,959,052
Italy	—	4,794,838	—	4,794,838
Japan	—	27,085,610	—	27,085,610
Macau	—	3,217,499	—	3,217,499
Mexico	5,217,483	—	—	5,217,483
Netherlands	—	8,721,021	—	8,721,021
Singapore	—	1,421,003	—	1,421,003
South Korea	—	8,513,306	—	8,513,306
Sweden	—	10,132,216	—	10,132,216
Switzerland	—	16,694,066	—	16,694,066
Taiwan	5,931,122	—	—	5,931,122
United Kingdom	3,312,848	2,860,185	—	6,173,033
United States	14,321,892	2,247,803	—	16,569,695
Short-Term Investment
Investment Company	1,158,863	—	—	1,158,863

Total Assets	$67,927,180	$135,497,475	$—	$203,424,655

Total Liabilities	$—	$—	$—	$—

Total	$67,927,180	$135,497,475	$—	$203,424,655

See Notes to Financial Statements.

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EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$99,263,013
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$109,026,937

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$55,524,082
Aggregate gross unrealized depreciation	(1,269,809)

Net unrealized appreciation	$54,254,273

Federal income tax cost of investments in securities and derivative instruments, if applicable	$149,170,382

For the year ended December 31, 2020, the Portfolio incurred approximately $111 as brokerage commissions with Invesco Capital Markets, Inc. and $9,384 as brokerage commissions with Sanford C. Bernstein & Co., LLC, affiliated broker/dealers.

See Notes to Financial Statements.

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EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (Cost $146,824,957)	$203,424,655
Cash	5,300,000
Foreign cash (Cost $276,024)	276,993
Receivable for securities sold	1,017,074
Dividends, interest and other receivables	462,846
Receivable for Portfolio shares sold	27,451
Other assets	806

Total assets	210,509,825

LIABILITIES
Payable for securities purchased	1,417,251
Investment management fees payable	115,385
Payable for Portfolio shares redeemed	68,014
Distribution fees payable – Class IB	43,186
Administrative fees payable	16,313
Accrued expenses	71,981

Total liabilities	1,732,130

NET ASSETS	$208,777,695

Net assets were comprised of:
Paid in capital	$156,991,401
Total distributable earnings (loss)	51,786,294

Net assets	$208,777,695

Class IB
Net asset value, offering and redemption price per share, $208,777,695 / 4,583,599 shares outstanding (unlimited amount authorized: $0.01 par value)	$45.55

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $276,714 foreign withholding tax)	$2,853,056
Interest	21,845

Total income	2,874,901

EXPENSES
Investment management fees	1,286,449
Distribution fees – Class IB	452,975
Administrative fees	172,605
Custodian fees	73,000
Professional fees	63,976
Printing and mailing expenses	31,389
Trustees’ fees	5,882
Recoupment fees	4,696
Miscellaneous	14,719

Total expenses	2,105,691

NET INVESTMENT INCOME (LOSS)	769,210

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(3,058,095)
Foreign currency transactions	(61,820)

Net realized gain (loss)	(3,119,915)

Change in unrealized appreciation (depreciation) on:
Investments in securities	26,699,609
Foreign currency translations	18,654

Net change in unrealized appreciation (depreciation)	26,718,263

NET REALIZED AND UNREALIZED GAIN (LOSS)	23,598,348

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,367,558

See Notes to Financial Statements.

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EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$769,210	$2,218,439
Net realized gain (loss)	(3,119,915)	3,361,497
Net change in unrealized appreciation (depreciation)	26,718,263	38,378,218

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,367,558	43,958,154

Distributions to shareholders:
Class IB	(1,502,774)	(6,247,926)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [420,877 and 470,701 shares, respectively]	15,998,133	17,823,113
Capital shares issued in reinvestment of dividends and distributions [ 34,761 and 156,788 shares, respectively]	1,502,774	6,247,926
Capital shares repurchased [(710,944) and (733,116) shares, respectively]	(27,088,585)	(27,332,477)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(9,587,678)	(3,261,438)

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,277,106	34,448,790
NET ASSETS:
Beginning of year	195,500,589	161,051,799

End of year	$208,777,695	$195,500,589

See Notes to Financial Statements.

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EQ/INVESCO INTERNATIONAL GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 22, 2018* to December 31, 2018
Class IB	2020		2019
Net asset value, beginning of period	$40.40		$32.57		$34.38

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16		0.47		0.06
Net realized and unrealized gain (loss)	5.32		8.70		(1.80)

Total from investment operations	5.48		9.17		(1.74)

Less distributions:
Dividends from net investment income	(0.33)		(0.65)		(0.07)
Distributions from net realized gains	—		(0.69)		—

Total dividends and distributions	(0.33)		(1.34)		(0.07)

Net asset value, end of period	$45.55		$40.40		$32.57

Total return (b)	13.61%		28.21%		(5.06)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$208,778		$195,501		$161,052
Ratio of expenses to average net assets:
After waivers (a)(f)	1.17	%(j)	1.18	%(k)	1.18	%(k)
Before waivers (a)(f)	1.17%		1.18%		1.20%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.42%		1.23%		0.92	%(l)
Before waivers (a)(f)	0.42%		1.23%		0.90	%(l)
Portfolio turnover rate^	57%		35%		9	%(z)
*	Commencement of Operations.

^	Portfolio turnover rate excludes derivatives, if any.

(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.

(b)	Total returns for periods less than one year are not annualized.

(e)	Net investment income (loss) per share is based on average shares outstanding.

(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.17% for Class IB.

(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.18% for Class IB.

(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.

(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1040

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	8.53%	5.98%	4.59%
EQ/Invesco Moderate Allocation Index	10.88	7.65	6.29
S&P 500® Index	18.40	15.22	13.20
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.73	2.89	2.55

* Date of inception 4/30/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.53% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the EQ/Invesco Moderate Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 10.88%, 18.40% and 5.73%, respectively.

Portfolio Highlights

•	Portfolio asset class performance was representative of the respective asset class index.

•

U.S. Equities. Despite experiencing significant volatility throughout the year, U.S. equities produced strong positive returns. Large-cap stocks produced the strongest returns, followed by small cap and then mid-cap stocks, while growth stocks led core and value. Within the S&P 500 Index, the information technology and consumer discretionary sectors produced the strongest gains, while the energy sector significantly lagged all other sectors.

•

International equities. International equity markets also produced strong returns during the year but underperformed domestic equities. Emerging markets generally outperformed developed markets. Having managed the pandemic well, Asia ex-Japan stocks performed positively, making them well-positioned to participate in a more robust economic recovery fueled by the vaccine

•

Fixed income. All four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index — government-related, corporate, securitized and treasury — posted positive returns for the fiscal year. Strong performance among fixed income assets was largely attributable to the sharp decline in U.S. Treasury yields as well as a rally in spread sector assets.

•

Although the Portfolio was unhedged throughout January and much of February, the Portfolio’s hedge was in place throughout most of the year given the heightened levels of volatility. Hedging was at its highest levels during the month of April and in early May as economies grappled with uncertainty and lockdowns due to the pandemic. The hedge was removed during July and August but was enacted during much of September. Volatility decreased after the Federal Reserve extended its emergency stimulus programs and changed its inflation target policy and the Portfolio was unhedged for most of October. The hedge was enacted again in late October and the first half of November due to the ongoing pandemic and uncertainty surrounding the U.S. presidential election. The hedge was removed in mid-November and was not utilized in December.

What helped performance during the year:

•	All of the Portfolio’s allocations posted positive performance and contributed to absolute performance results.

•	The U.S. large-cap equity allocation was the leading contributor to both absolute and relative performance during the year.

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EQ/INVESCO MODERATE ALLOCATION PORTFOLIO (Unaudited)

•	Portfolio allocations to U.S. small and mid-cap equities also meaningfully contributed to absolute and relative performance results.

What hurt performance during the year:

•	There were no detractors from absolute performance during the year.

•	The Portfolio’s fixed income allocation posted a solid gain but trailed the benchmark and was the largest detractor from relative performance.

•	The Portfolio’s allocation to international equities also trailed the benchmark and detracted from relative performance results.

Portfolio Positioning and Outlook — Invesco Advisers, Inc.

The portfolio seeks diversification through broad exposure to U.S. and international equity markets as well as U.S. fixed income. The portfolio pursues upside market participation while actively managing portfolio volatility.

The greatest upside to our economic outlook would be a meaningful change in the health outlook for COVID-19 that leads to a return to normal consumer behavior sooner than expected. Downside risks include a sharp uptick in infections that results in more lasting changes to consumer behavior, a renewal of lockdowns and a premature reduction in policy support.

In this environment, we expect massive monetary policy stimulus will continue to provide some support to risk assets. However, we expect significant volatility and the potential for stock pullbacks in coming weeks as concerns about a contested U.S. presidential election grow. We recommend broad diversification within the equity and fixed-income allocations of an investor’s portfolio. We recommend adequate exposure to alternative asset classes, including real estate, gold, commodities and cash. Finally, we strongly encourage investors to remain well-diversified.

Portfolio Characteristics As of December 31, 2020
Weighted Average Life (Years)	3.94
Weighted Average Coupon (%)	1.02
Weighted Average Effective Duration (Years)*	3.81
Weighted Average Rating**	AAA

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2020	% of Net Assets
U.S. Treasury Obligations	49.3%
Investment Company	15.3
Information Technology	8.6
Health Care	4.2
Consumer Discretionary	3.9
Financials	3.3
Communication Services	3.2
Industrials	2.6
Consumer Staples	2.0
Materials	0.8
Utilities	0.8
Energy	0.7
Real Estate	0.7
Exchange-Traded Funds	0.0 #
Cash and Other	4.6

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

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EQ/INVESCO MODERATE ALLOCATION PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,077.60	$6.17
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.20	5.99

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.18%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.2%)
Diversified Telecommunication Services (0.4%)
AT&T, Inc.	23,712	$681,957
CenturyLink, Inc.	3,058	29,815
Verizon Communications, Inc.	13,705	805,169

		1,516,941

Entertainment (0.7%)
Activision Blizzard, Inc.	2,473	229,618
Electronic Arts, Inc.	1,003	144,031
Live Nation Entertainment, Inc.*	497	36,520
Netflix, Inc.*	1,418	766,755
Take-Two Interactive Software, Inc.*	386	80,207
Walt Disney Co. (The)*	5,762	1,043,959

		2,301,090

Interactive Media & Services (1.6%)
Alphabet, Inc., Class A*	977	1,712,329
Alphabet, Inc., Class C*	990	1,734,361
Facebook, Inc., Class A*	7,731	2,111,800
Twitter, Inc.*	2,071	112,145

		5,670,635

Media (0.5%)
Charter Communications, Inc., Class A*	610	403,546
Comcast Corp., Class A	16,373	857,945
Discovery, Inc., Class A*	545	16,399
Discovery, Inc., Class C*	1,159	30,354
DISH Network Corp., Class A*	662	21,409
Fox Corp., Class A	1,133	32,993
Fox Corp., Class B	467	13,487
Interpublic Group of Cos., Inc. (The)	1,311	30,835
News Corp., Class A	1,470	26,416
News Corp., Class B	786	13,967
Omnicom Group, Inc.	792	49,397
ViacomCBS, Inc.	1,889	70,384

		1,567,132

Wireless Telecommunication Services (0.0%)
T-Mobile US, Inc.*	1,042	140,514

Total Communication Services		11,196,312

Consumer Discretionary (3.9%)
Auto Components (0.1%)
Aptiv plc	893	116,349
BorgWarner, Inc.	675	26,082

		142,431

Automobiles (0.6%)
Ford Motor Co.	12,893	113,329
General Motors Co.	3,989	166,102
Tesla, Inc.*	2,521	1,778,994

		2,058,425

Distributors (0.0%)
Genuine Parts Co.	500	50,215
LKQ Corp.*	941	33,161
Pool Corp.	133	49,542

		132,918

Hotels, Restaurants & Leisure (0.5%)
Carnival Corp.	1,263	27,357
Chipotle Mexican Grill, Inc.*	88	122,031
Darden Restaurants, Inc.	412	49,077
Domino’s Pizza, Inc.	130	49,850
Hilton Worldwide Holdings, Inc.	925	102,916
Las Vegas Sands Corp.	1,143	68,123
Marriott International, Inc., Class A	915	120,707
McDonald’s Corp.	2,587	555,118
MGM Resorts International	1,522	47,958
Norwegian Cruise Line Holdings Ltd.*	607	15,436
Royal Caribbean Cruises Ltd.	558	41,677
Starbucks Corp.	4,528	484,405
Wynn Resorts Ltd.	295	33,285
Yum! Brands, Inc.	1,061	115,182

		1,833,122

Household Durables (0.1%)
DR Horton, Inc.	1,104	76,088
Garmin Ltd.	380	45,471
Leggett & Platt, Inc.	493	21,840
Lennar Corp., Class A	847	64,567
Mohawk Industries, Inc.*	211	29,740
Newell Brands, Inc.	1,639	34,796
NVR, Inc.*	7	28,559
PulteGroup, Inc.	769	33,159
Whirlpool Corp.	211	38,083

		372,303

Internet & Direct Marketing Retail (1.5%)
Amazon.com, Inc.*	1,343	4,374,057
Booking Holdings, Inc.*	162	360,818
eBay, Inc.	3,090	155,272
Etsy, Inc.*	377	67,072
Expedia Group, Inc.	419	55,476

		5,012,695

Leisure Products (0.0%)
Hasbro, Inc.	403	37,697

Multiline Retail (0.2%)
Dollar General Corp.	860	180,858
Dollar Tree, Inc.*	821	88,701
Target Corp.	1,837	324,285

		593,844

Specialty Retail (0.7%)
Advance Auto Parts, Inc.	234	36,857
AutoZone, Inc.*	104	123,286
Best Buy Co., Inc.	847	84,522
CarMax, Inc.*	591	55,826
Gap, Inc. (The)	691	13,951
Home Depot, Inc. (The)	3,788	1,006,169
L Brands, Inc.	811	30,161
Lowe’s Cos., Inc.	2,720	436,587
O’Reilly Automotive, Inc.*	276	124,909
Ross Stores, Inc.	1,220	149,828
Tiffany & Co.	347	45,613
TJX Cos., Inc. (The)	4,113	280,877
Tractor Supply Co.	399	56,092
Ulta Beauty, Inc.*	192	55,135

		2,499,813

See Notes to Financial Statements.

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EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Textiles, Apparel & Luxury Goods (0.2%)
Hanesbrands, Inc.	993	$14,478
NIKE, Inc., Class B	4,171	590,072
PVH Corp.	256	24,036
Ralph Lauren Corp.	185	19,192
Tapestry, Inc.	967	30,054
Under Armour, Inc., Class A*	672	11,538
Under Armour, Inc., Class C*	717	10,669
VF Corp.	1,010	86,264

		786,303

Total Consumer Discretionary		13,469,551

Consumer Staples (2.0%)
Beverages (0.5%)
Brown-Forman Corp., Class B	909	72,202
Coca-Cola Co. (The)	12,478	684,293
Constellation Brands, Inc., Class A	532	116,535
Molson Coors Beverage Co., Class B	649	29,328
Monster Beverage Corp.*	1,302	120,409
PepsiCo, Inc.	4,564	676,841

		1,699,608

Food & Staples Retailing (0.4%)
Costco Wholesale Corp.	1,418	534,274
Kroger Co. (The)	2,616	83,084
Sysco Corp.	1,513	112,355
Walgreens Boots Alliance, Inc.	2,775	110,667
Walmart, Inc.	4,746	684,136

		1,524,516

Food Products (0.3%)
Archer-Daniels-Midland Co.	1,821	91,797
Campbell Soup Co.	545	26,351
Conagra Brands, Inc.	1,285	46,594
General Mills, Inc.	1,866	109,721
Hershey Co. (The)	477	72,662
Hormel Foods Corp.	831	38,733
JM Smucker Co. (The)	344	39,766
Kellogg Co.	857	53,331
Kraft Heinz Co. (The)	1,889	65,473
Lamb Weston Holdings, Inc.	484	38,110
McCormick & Co., Inc. (Non-Voting)	782	74,759
Mondelez International, Inc., Class A	4,879	285,275
Tyson Foods, Inc., Class A	1,019	65,664

		1,008,236

Household Products (0.5%)
Church & Dwight Co., Inc.	847	73,884
Clorox Co. (The)	458	92,479
Colgate-Palmolive Co.	2,902	248,150
Kimberly-Clark Corp.	1,146	154,515
Procter & Gamble Co. (The)	8,203	1,141,366

		1,710,394

Personal Products (0.1%)
Estee Lauder Cos., Inc. (The), Class A	747	198,844

Tobacco (0.2%)
Altria Group, Inc.	6,096	249,936
Philip Morris International, Inc.	5,064	419,249

		669,185

Total Consumer Staples		6,810,783

Energy (0.7%)
Energy Equipment & Services (0.1%)
Baker Hughes Co.	1,360	28,356
Halliburton Co.	2,873	54,300
National Oilwell Varco, Inc.	1,220	16,751
Schlumberger NV	4,541	99,130
TechnipFMC plc	1,448	13,611

		212,148

Oil, Gas & Consumable Fuels (0.6%)
Apache Corp.	1,272	18,050
Cabot Oil & Gas Corp.	1,678	27,318
Chevron Corp.	6,469	546,307
Concho Resources, Inc.	487	28,416
ConocoPhillips	3,827	153,042
Devon Energy Corp.	1,659	26,229
Diamondback Energy, Inc.	503	24,345
EOG Resources, Inc.	1,899	94,703
Exxon Mobil Corp.	13,945	574,813
Hess Corp.	893	47,141
HollyFrontier Corp.	555	14,347
Kinder Morgan, Inc.	6,463	88,349
Marathon Oil Corp.	2,831	18,883
Marathon Petroleum Corp.	1,493	61,750
Occidental Petroleum Corp.	3,074	53,211
ONEOK, Inc.	1,399	53,694
Phillips 66	1,383	96,727
Pioneer Natural Resources Co.	549	62,526
Valero Energy Corp.	1,418	80,216
Williams Cos., Inc. (The)	2,785	55,839

		2,125,906

Total Energy		2,338,054

Financials (3.3%)
Banks (1.3%)
Bank of America Corp.	30,353	920,000
Citigroup, Inc.	8,154	502,776
Citizens Financial Group, Inc.	1,516	54,212
Comerica, Inc.	581	32,455
Fifth Third Bancorp	2,305	63,549
First Republic Bank	552	81,105
Huntington Bancshares, Inc.	3,545	44,773
JPMorgan Chase & Co.	11,014	1,399,549
KeyCorp	3,509	57,583
M&T Bank Corp.	497	63,268
People’s United Financial, Inc.	1,237	15,994
PNC Financial Services Group, Inc. (The)	1,506	224,394
Regions Financial Corp.	3,425	55,211
SVB Financial Group*	188	72,912
Truist Financial Corp.	4,356	208,783
US Bancorp	5,064	235,932
Wells Fargo & Co.	14,133	426,534
Zions Bancorp NA	578	25,108

		4,484,138

See Notes to Financial Statements.

1045

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EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Capital Markets (0.8%)
Ameriprise Financial, Inc.	487	$94,639
Bank of New York Mellon Corp. (The)	3,265	138,567
BlackRock, Inc.	409	295,110
Cboe Global Markets, Inc.	399	37,155
Charles Schwab Corp. (The)	3,876	205,583
CME Group, Inc.	1,104	200,983
Franklin Resources, Inc.	951	23,765
Goldman Sachs Group, Inc. (The)	1,117	294,564
Intercontinental Exchange, Inc.	1,879	216,630
MarketAxess Holdings, Inc.	133	75,884
Moody’s Corp.	536	155,569
Morgan Stanley	5,252	359,920
MSCI, Inc.	282	125,921
Nasdaq, Inc.	432	57,344
Northern Trust Corp.	672	62,590
Raymond James Financial, Inc.	428	40,947
S&P Global, Inc.	821	269,887
State Street Corp.	1,208	87,918
T. Rowe Price Group, Inc.	805	121,869

		2,864,845

Consumer Finance (0.2%)
American Express Co.	2,269	274,345
Capital One Financial Corp.	1,532	151,438
Discover Financial Services	1,159	104,924
Synchrony Financial	2,207	76,605

		607,312

Diversified Financial Services (0.4%)
Berkshire Hathaway, Inc., Class B*	6,313	1,463,795

Insurance (0.6%)
Aflac, Inc.	2,470	109,841
Allstate Corp. (The)	1,156	127,079
American International Group, Inc.	2,899	109,756
Aon plc, Class A	841	177,678
Arthur J Gallagher & Co.	584	72,247
Assurant, Inc.	153	20,842
Chubb Ltd.	1,578	242,886
Cincinnati Financial Corp.	458	40,015
Everest Re Group Ltd.	127	29,729
Globe Life, Inc.	367	34,850
Hartford Financial Services Group, Inc. (The)	1,175	57,552
Lincoln National Corp.	714	35,921
Loews Corp.	792	35,656
Marsh & McLennan Cos., Inc.	1,639	191,763
MetLife, Inc.	3,324	156,062
Principal Financial Group, Inc.	854	42,367
Progressive Corp. (The)	1,935	191,333
Prudential Financial, Inc.	1,373	107,190
Travelers Cos., Inc. (The)	873	122,543
Unum Group	792	18,168
W R Berkley Corp.	506	33,609
Willis Towers Watson plc	438	92,278

		2,049,365

Total Financials		11,469,455

Health Care (4.2%)
Biotechnology (0.6%)
AbbVie, Inc.	6,038	646,972
Alexion Pharmaceuticals, Inc.*	747	116,711
Amgen, Inc.	2,178	500,766
Biogen, Inc.*	698	170,912
Gilead Sciences, Inc.	4,447	259,082
Incyte Corp.*	552	48,013
Regeneron Pharmaceuticals, Inc.*	256	123,676
Vertex Pharmaceuticals, Inc.*	854	201,835

		2,067,967

Health Care Equipment & Supplies (1.1%)
Abbott Laboratories	5,924	648,619
ABIOMED, Inc.*	140	45,388
Align Technology, Inc.*	244	130,389
Baxter International, Inc.	1,649	132,316
Becton Dickinson and Co.	893	223,446
Boston Scientific Corp.*	4,583	164,759
Cooper Cos., Inc. (The)	169	61,401
Danaher Corp.	2,019	448,501
Dentsply Sirona, Inc.	675	35,343
DexCom, Inc.*	312	115,353
Edwards Lifesciences Corp.*	1,928	175,891
Hologic, Inc.*	925	67,368
IDEXX Laboratories, Inc.*	273	136,465
Intuitive Surgical, Inc.*	383	313,332
Medtronic plc	4,466	523,147
ResMed, Inc.	503	106,918
STERIS plc	295	55,914
Stryker Corp.	1,061	259,987
Teleflex, Inc.	150	61,735
Varian Medical Systems, Inc.*	325	56,878
West Pharmaceutical Services, Inc.	234	66,295
Zimmer Biomet Holdings, Inc.	675	104,011

		3,933,456

Health Care Providers & Services (0.8%)
AmerisourceBergen Corp.	532	52,008
Anthem, Inc.	831	266,826
Cardinal Health, Inc.	1,074	57,523
Centene Corp.*	1,886	113,217
Cigna Corp.	1,233	256,686
CVS Health Corp.	4,207	287,338
DaVita, Inc.*	435	51,069
HCA Healthcare, Inc.	922	151,632
Henry Schein, Inc.*	500	33,430
Humana, Inc.	445	182,570
Laboratory Corp. of America Holdings*	344	70,021
McKesson Corp.	665	115,657
Quest Diagnostics, Inc.	415	49,456
UnitedHealth Group, Inc.	3,155	1,106,395
Universal Health Services, Inc., Class B	276	37,950

		2,831,778

Health Care Technology (0.0%)
Cerner Corp.	977	76,675

Life Sciences Tools & Services (0.4%)
Agilent Technologies, Inc.	1,094	129,628
Bio-Rad Laboratories, Inc., Class A*	78	45,469

See Notes to Financial Statements.

1046

EQ ADVISORS TRUST

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Illumina, Inc.*	484	$179,080
IQVIA Holdings, Inc.*	532	95,318
Mettler-Toledo International, Inc.*	91	103,711
PerkinElmer, Inc.	419	60,127
Thermo Fisher Scientific, Inc.	1,334	621,351
Waters Corp.*	276	68,288

		1,302,972

Pharmaceuticals (1.3%)
Bristol-Myers Squibb Co.	7,592	470,932
Catalent, Inc.*	513	53,388
Eli Lilly and Co.	3,142	530,495
Johnson & Johnson	8,871	1,396,118
Merck & Co., Inc.	8,949	732,028
Perrigo Co. plc	403	18,022
Pfizer, Inc.	20,567	757,071
Viatris, Inc.*	4,168	78,108
Zoetis, Inc.	1,597	264,304

		4,300,466

Total Health Care		14,513,314

Industrials (2.6%)
Aerospace & Defense (0.5%)
Boeing Co. (The)	1,740	372,464
General Dynamics Corp.	883	131,408
Howmet Aerospace, Inc.*	1,302	37,159
Huntington Ingalls Industries, Inc.	150	25,572
L3Harris Technologies, Inc.	747	141,198
Lockheed Martin Corp.	811	287,889
Northrop Grumman Corp.	568	173,081
Raytheon Technologies Corp.	4,785	342,175
Teledyne Technologies, Inc.*	133	52,133
Textron, Inc.	811	39,196
TransDigm Group, Inc.*	156	96,541

		1,698,816

Air Freight & Logistics (0.2%)
CH Robinson Worldwide, Inc.	461	43,274
Expeditors International of Washington, Inc.	545	51,835
FedEx Corp.	821	213,148
United Parcel Service, Inc., Class B	2,253	379,405

		687,662

Airlines (0.1%)
Alaska Air Group, Inc.	360	18,720
American Airlines Group, Inc.	1,328	20,943
Delta Air Lines, Inc.	2,071	83,275
Southwest Airlines Co.	1,646	76,720
United Airlines Holdings, Inc.*	714	30,880

		230,538

Building Products (0.1%)
A O Smith Corp.	519	28,452
Allegion plc	305	35,496
Carrier Global Corp.	2,581	97,355
Fortune Brands Home & Security, Inc.	425	36,431
Johnson Controls International plc	3,080	143,497
Masco Corp.	1,003	55,095
Trane Technologies plc	850	123,386

		519,712

Commercial Services & Supplies (0.1%)
Cintas Corp.	282	99,676
Copart, Inc.*	669	85,130
Republic Services, Inc.	789	75,981
Rollins, Inc.	646	25,239
Waste Management, Inc.	1,305	153,899

		439,925

Construction & Engineering (0.0%)
Jacobs Engineering Group, Inc.	354	38,572
Quanta Services, Inc.	454	32,697

		71,269

Electrical Equipment (0.2%)
AMETEK, Inc.	750	90,705
Eaton Corp. plc	1,409	169,277
Emerson Electric Co.	2,107	169,340
Rockwell Automation, Inc.	419	105,089

		534,411

Industrial Conglomerates (0.4%)
3M Co.	1,928	336,995
General Electric Co.	27,581	297,875
Honeywell International, Inc.	2,447	520,477
Roper Technologies, Inc.	351	151,312

		1,306,659

Machinery (0.5%)
Caterpillar, Inc.	1,977	359,854
Cummins, Inc.	526	119,455
Deere & Co.	1,052	283,041
Dover Corp.	526	66,408
Flowserve Corp.	377	13,892
Fortive Corp.	1,003	71,032
IDEX Corp.	247	49,202
Illinois Tool Works, Inc.	980	199,802
Ingersoll Rand, Inc.*	756	34,443
Otis Worldwide Corp.	1,318	89,031
PACCAR, Inc.	1,126	97,151
Parker-Hannifin Corp.	432	117,681
Pentair plc	545	28,934
Snap-on, Inc.	192	32,859
Stanley Black & Decker, Inc.	523	93,387
Westinghouse Air Brake Technologies Corp.	153	11,200
Xylem, Inc.	581	59,140

		1,726,512

Professional Services (0.1%)
Equifax, Inc.	425	81,957
IHS Markit Ltd.	1,159	104,113
Nielsen Holdings plc	958	19,994
Robert Half International, Inc.	354	22,118
Verisk Analytics, Inc.	487	101,096

		329,278

Road & Rail (0.3%)
CSX Corp.	2,850	258,637
JB Hunt Transport Services, Inc.	256	34,982
Kansas City Southern	360	73,487
Norfolk Southern Corp.	954	226,680
Old Dominion Freight Line, Inc.	354	69,094
Union Pacific Corp.	2,516	523,882

		1,186,762

See Notes to Financial Statements.

1047

EQ ADVISORS TRUST

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Trading Companies & Distributors (0.1%)
Fastenal Co.	1,915	$93,509
United Rentals, Inc.*	260	60,297
WW Grainger, Inc.	188	76,768

		230,574

Total Industrials		8,962,118

Information Technology (8.6%)
Communications Equipment (0.3%)
Arista Networks, Inc.*	179	52,012
Cisco Systems, Inc.	15,759	705,215
F5 Networks, Inc.*	224	39,410
Juniper Networks, Inc.	1,113	25,054
Motorola Solutions, Inc.	513	87,241

		908,932

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	964	126,062
CDW Corp.	477	62,864
Corning, Inc.	2,736	98,496
FLIR Systems, Inc.	435	19,066
IPG Photonics Corp.*	146	32,673
Keysight Technologies, Inc.*	698	92,199
TE Connectivity Ltd.	1,159	140,320
Vontier Corp.*	399	13,327
Zebra Technologies Corp., Class A*	179	68,795

		653,802

IT Services (1.6%)
Accenture plc, Class A	2,090	545,929
Akamai Technologies, Inc.*	532	55,855
Automatic Data Processing, Inc.	1,425	251,085
Broadridge Financial Solutions, Inc.	406	62,199
Cognizant Technology Solutions Corp., Class A	1,896	155,377
DXC Technology Co.	909	23,407
Fidelity National Information Services, Inc.	1,516	214,453
Fiserv, Inc.*	1,305	148,587
FleetCor Technologies, Inc.*	282	76,938
Gartner, Inc.*	282	45,174
Global Payments, Inc.	971	209,173
International Business Machines Corp.	2,795	351,835
Jack Henry & Associates, Inc.	266	43,089
Leidos Holdings, Inc.	477	50,142
Mastercard, Inc., Class A	2,973	1,061,183
Paychex, Inc.	1,104	102,871
PayPal Holdings, Inc.*	3,668	859,046
VeriSign, Inc.*	331	71,628
Visa, Inc., Class A	5,801	1,268,853
Western Union Co. (The)	1,493	32,756

		5,629,580

Semiconductors & Semiconductor Equipment (1.6%)
Advanced Micro Devices, Inc.*	2,805	257,247
Analog Devices, Inc.	1,198	176,980
Applied Materials, Inc.	3,327	287,120
Broadcom, Inc.	1,344	588,470
Intel Corp.	15,347	764,588
KLA Corp.	519	134,374
Lam Research Corp.	536	253,137
Maxim Integrated Products, Inc.	967	85,725
Microchip Technology, Inc.	756	104,411
Micron Technology, Inc.*	3,795	285,308
NVIDIA Corp.	2,000	1,044,400
Qorvo, Inc.*	383	63,681
QUALCOMM, Inc.	4,957	755,149
Skyworks Solutions, Inc.	620	94,786
Teradyne, Inc.	575	68,937
Texas Instruments, Inc.	3,223	528,991
Xilinx, Inc.	821	116,393

		5,609,697

Software (2.6%)
Adobe, Inc.*	1,607	803,693
ANSYS, Inc.*	266	96,771
Autodesk, Inc.*	734	224,119
Cadence Design Systems, Inc.*	863	117,739
Citrix Systems, Inc.	435	56,593
Fortinet, Inc.*	484	71,888
Intuit, Inc.	811	308,058
Microsoft Corp.	25,704	5,717,084
NortonLifeLock, Inc.	2,198	45,674
Oracle Corp.	8,251	533,757
Paycom Software, Inc.*	175	79,144
salesforce.com, Inc.*	2,337	520,053
ServiceNow, Inc.*	581	319,800
Synopsys, Inc.*	532	137,916
Tyler Technologies, Inc.*	130	56,748

		9,089,037

Technology Hardware, Storage & Peripherals (2.3%)
Apple, Inc.	55,775	7,400,785
Hewlett Packard Enterprise Co.	5,119	60,660
HP, Inc.	5,317	130,745
NetApp, Inc.	899	59,550
Seagate Technology plc	928	57,684
Western Digital Corp.	1,003	55,556
Xerox Holdings Corp.	614	14,239

		7,779,219

Total Information Technology		29,670,267

Materials (0.8%)
Chemicals (0.6%)
Air Products and Chemicals, Inc.	743	203,002
Albemarle Corp.	399	58,860
Celanese Corp.	467	60,682
CF Industries Holdings, Inc.	708	27,407
Corteva, Inc.	2,542	98,426
Dow, Inc.	2,503	138,916
DuPont de Nemours, Inc.	2,516	178,913
Eastman Chemical Co.	464	46,530
Ecolab, Inc.	860	186,070
FMC Corp.	428	49,190
International Flavors & Fragrances, Inc.	247	26,883
Linde plc	1,818	479,061
LyondellBasell Industries NV, Class A	1,042	95,510
Mosaic Co. (The)	1,058	24,345

See Notes to Financial Statements.

1048

EQ ADVISORS TRUST

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
PPG Industries, Inc.	821	$118,405
Sherwin-Williams Co. (The)	282	207,245

		1,999,445

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	205	58,214
Vulcan Materials Co.	412	61,103

		119,317

Containers & Packaging (0.1%)
Amcor plc	1,412	16,619
Avery Dennison Corp.	305	47,308
Ball Corp.	1,243	115,823
International Paper Co.	1,305	64,885
Packaging Corp. of America	344	47,441
Sealed Air Corp.	545	24,956
Westrock Co.	799	34,780

		351,812

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.	4,311	112,172
Newmont Corp.	1,795	107,503
Nucor Corp.	1,094	58,190

		277,865

Total Materials		2,748,439

Real Estate (0.7%)
Equity Real Estate Investment Trusts (REITs) (0.7%)
Alexandria Real Estate Equities, Inc. (REIT)	367	65,407
American Tower Corp. (REIT)	1,474	330,854
AvalonBay Communities, Inc. (REIT)	435	69,787
Boston Properties, Inc. (REIT)	477	45,091
Crown Castle International Corp. (REIT)	1,386	220,637
Digital Realty Trust, Inc. (REIT)	672	93,751
Duke Realty Corp. (REIT)	1,042	41,649
Equinix, Inc. (REIT)	266	189,972
Equity Residential (REIT)	1,185	70,247
Essex Property Trust, Inc. (REIT)	234	55,556
Extra Space Storage, Inc. (REIT)	396	45,881
Federal Realty Investment Trust (REIT)	237	20,173
Healthpeak Properties, Inc. (REIT)	1,425	43,078
Host Hotels & Resorts, Inc. (REIT)	2,428	35,522
Iron Mountain, Inc. (REIT)	850	25,058
Kimco Realty Corp. (REIT)	1,285	19,288
Mid-America Apartment Communities, Inc. (REIT)	393	49,789
Prologis, Inc. (REIT)	1,724	171,814
Public Storage (REIT)	503	116,158
Realty Income Corp. (REIT)	948	58,937
Regency Centers Corp. (REIT)	477	21,746
SBA Communications Corp. (REIT)	380	107,209
Simon Property Group, Inc. (REIT)	993	84,683
SL Green Realty Corp. (REIT)	305	18,172
UDR, Inc. (REIT)	805	30,936
Ventas, Inc. (REIT)	1,126	55,219
Vornado Realty Trust (REIT)	601	22,441
Welltower, Inc. (REIT)	1,156	74,701
Weyerhaeuser Co. (REIT)	2,425	81,310

		2,265,066

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	954	59,835

Total Real Estate		2,324,901

Utilities (0.8%)
Electric Utilities (0.5%)
Alliant Energy Corp.	704	36,277
American Electric Power Co., Inc.	1,607	133,815
Duke Energy Corp.	2,256	206,559
Edison International	1,019	64,014
Entergy Corp.	558	55,711
Evergy, Inc.	951	52,790
Eversource Energy	1,010	87,375
Exelon Corp.	3,194	134,851
FirstEnergy Corp.	1,461	44,721
NextEra Energy, Inc.	6,184	477,096
NRG Energy, Inc.	990	37,174
Pinnacle West Capital Corp.	383	30,621
PPL Corp.	2,334	65,819
Southern Co. (The)	3,382	207,756
Xcel Energy, Inc.	1,639	109,272

		1,743,851

Gas Utilities (0.0%)
Atmos Energy Corp.	412	39,317

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp. (The)	2,334	54,849

Multi-Utilities (0.3%)
Ameren Corp.	750	58,545
CenterPoint Energy, Inc.	1,357	29,365
CMS Energy Corp.	954	58,204
Consolidated Edison, Inc.	1,061	76,678
Dominion Energy, Inc.	2,454	184,541
DTE Energy Co.	568	68,961
NiSource, Inc.	1,136	26,060
Public Service Enterprise Group, Inc.	1,724	100,509
Sempra Energy	844	107,534
WEC Energy Group, Inc.	1,042	95,895

		806,292

Water Utilities (0.0%)
American Water Works Co., Inc.	613	94,077

Total Utilities		2,738,386

Total Common Stocks (30.8%) (Cost $62,579,329)		106,241,580

EXCHANGE TRADED FUNDS (ETF):
Equity (0.0%)
iShares Core S&P Mid-Cap ETF	174	39,990
iShares MSCI EAFE ETF	126	9,193
iShares Russell 2000 ETF	126	24,704

Total Exchange Traded Funds (0.0%) (Cost $61,362)		73,887

See Notes to Financial Statements.

1049

EQ ADVISORS TRUST

EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Treasury Obligations (49.3%)
U.S. Treasury Notes
1.625%, 12/31/21	$7,055,300	$7,160,871
0.375%, 3/31/22	6,350,000	6,370,333
0.125%, 4/30/22	8,000,000	8,001,605
0.125%, 5/31/22	562,400	562,481
0.125%, 6/30/22	8,400,000	8,401,152
0.125%, 8/31/22	3,200,000	3,200,201
1.625%, 11/15/22	7,500,000	7,708,781
2.000%, 2/15/23	1,432,300	1,488,636
0.250%, 4/15/23	12,700,000	12,732,152
0.250%, 6/15/23	6,400,000	6,416,221
1.250%, 7/31/23	7,030,400	7,230,050
0.125%, 10/15/23	500,000	499,567
0.250%, 11/15/23	1,000,000	1,002,699
2.750%, 11/15/23	1,900,000	2,041,299
2.250%, 1/31/24	2,697,200	2,869,243
2.375%, 2/29/24	2,350,000	2,511,914
2.250%, 4/30/24	5,989,600	6,397,647
2.375%, 8/15/24	3,605,900	3,885,886
1.250%, 8/31/24	3,478,600	3,607,925
0.375%, 4/30/25	8,400,000	8,430,237
2.125%, 5/15/25	2,245,000	2,423,264
0.250%, 6/30/25	12,750,000	12,716,141
0.250%, 8/31/25	3,650,000	3,637,688
2.250%, 11/15/25	1,446,900	1,580,235
0.375%, 11/30/25	424,600	425,199
1.625%, 2/15/26	3,669,400	3,902,079
1.625%, 5/15/26	2,194,700	2,336,591
1.500%, 8/15/26	2,250,400	2,382,249
2.000%, 11/15/26	3,947,300	4,295,553
2.250%, 2/15/27	1,990,000	2,199,503
0.500%, 4/30/27	2,075,000	2,069,734
2.375%, 5/15/27	1,439,500	1,605,487
0.500%, 6/30/27	9,075,000	9,035,631
2.250%, 11/15/27	1,197,100	1,329,082
2.750%, 2/15/28	1,236,200	1,417,295
2.875%, 5/15/28	1,804,200	2,089,913
2.875%, 8/15/28	960,000	1,115,095
2.625%, 2/15/29	500,000	573,997
2.375%, 5/15/29	1,739,400	1,965,907
1.625%, 8/15/29	2,580,000	2,759,964
1.750%, 11/15/29	1,805,700	1,951,447
0.625%, 5/15/30	5,990,000	5,857,236
0.875%, 11/15/30	1,660,000	1,654,397

Total U.S. Treasury Obligations		169,842,587

Total Long-Term Debt Securities (49.3%) (Cost $166,123,038)		169,842,587

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Occidental Petroleum Corp., expiring 8/3/27* (Cost $2,094)	423	2,881

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (15.3%)
JPMorgan Prime Money Market Fund, IM Shares	52,819,820	52,846,230

Total Short-Term Investment (15.3%) (Cost $52,830,873)		52,846,230

Total Investments in Securities (95.4%) (Cost $281,596,696)		329,007,165
Other Assets Less Liabilities (4.6%)		15,788,247

Net Assets (100%)		$344,795,412

*	Non-income producing.

Glossary:

USD	— United States Dollar

See Notes to Financial Statements.

1050

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EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI EAFE E-Mini Index	494	3/2021	USD	52,630,760	1,105,557
Russell 2000 E-Mini Index	82	3/2021	USD	8,096,680	225,072
S&P Midcap 400 E-Mini Index	30	3/2021	USD	6,910,500	183,555

					1,514,184

Short Contracts
S&P 500 E-Mini Index	(3)	3/2021	USD	(562,320)	(7,213)

					(7,213)

					1,506,971

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$11,196,312	$—	$—	$11,196,312
Consumer Discretionary	13,469,551	—	—	13,469,551
Consumer Staples	6,810,783	—	—	6,810,783
Energy	2,338,054	—	—	2,338,054
Financials	11,469,455	—	—	11,469,455
Health Care	14,513,314	—	—	14,513,314
Industrials	8,962,118	—	—	8,962,118
Information Technology	29,670,267	—	—	29,670,267
Materials	2,748,439	—	—	2,748,439
Real Estate	2,324,901	—	—	2,324,901
Utilities	2,738,386	—	—	2,738,386
Exchange Traded Funds	73,887	—	—	73,887
Futures	1,514,184	—	—	1,514,184
Short-Term Investment
Investment Company	52,846,230	—	—	52,846,230
U.S. Treasury Obligations	—	169,842,587	—	169,842,587
Warrant
Energy	2,881	—	—	2,881

Total Assets	$160,678,762	$169,842,587	$—	$330,521,349

Liabilities:
Futures	(7,213)	—	—	(7,213)

Total Liabilities	$(7,213)	$—	$—	$(7,213)

Total	$160,671,549	$169,842,587	$—	$330,514,136

See Notes to Financial Statements.

1051

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EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$1,514,184	*

Total		$1,514,184

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(7,213	)*

Total		$(7,213)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$2,767,140	$2,767,140

Total	$2,767,140	$2,767,140

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$919,147	$919,147

Total	$919,147	$919,147

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $65,259,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$13,740,793
Long-term U.S. government debt securities	229,821,902

$243,562,695

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$17,080,904
Long-term U.S. government debt securities	212,531,020

$229,611,924

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$51,839,394
Aggregate gross unrealized depreciation	(4,379,202)

Net unrealized appreciation	$47,460,192

Federal income tax cost of investments in securities and derivative instruments, if applicable	$283,053,944

For the year ended December 31, 2020, the Portfolio incurred approximately $135 as brokerage commissions with Invesco Capital Markets, Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

1052

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EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (Cost $281,596,696)	$329,007,165
Cash	8,765,000
Cash held as collateral at broker for futures	7,395,500
Dividends, interest and other receivables	449,625
Receivable for Portfolio shares sold	24,061
Other assets	1,526

Total assets	345,642,877

LIABILITIES
Due to broker for futures variation margin	423,207
Investment management fees payable	209,759
Distribution fees payable – Class IB	72,443
Payable for Portfolio shares redeemed	42,114
Administrative fees payable	35,593
Accrued expenses	64,349

Total liabilities	847,465

NET ASSETS	$344,795,412

Net assets were comprised of:
Paid in capital	$302,668,205
Total distributable earnings (loss)	42,127,207

Net assets	$344,795,412

Class IB
Net asset value, offering and redemption price per share, $344,795,412 / 29,727,356 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.60

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Interest	$2,186,337
Dividends	2,142,713

Total income	4,329,050

EXPENSES
Investment management fees	2,550,086
Distribution fees – Class IB	796,903
Administrative fees	393,827
Professional fees	62,506
Printing and mailing expenses	45,543
Custodian fees	35,500
Trustees’ fees	10,189
Miscellaneous	9,527

Gross expenses	3,904,081
Less: Waiver from investment manager	(148,678)

Net expenses	3,755,403

NET INVESTMENT INCOME (LOSS)	573,647

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	6,592,501
Futures contracts	2,767,140

Net realized gain (loss)	9,359,641

Change in unrealized appreciation (depreciation) on:
Investments in securities	16,269,804
Futures contracts	919,147

Net change in unrealized appreciation (depreciation)	17,188,951

NET REALIZED AND UNREALIZED GAIN (LOSS)	26,548,592

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$27,122,239

See Notes to Financial Statements.

1053

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EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$573,647	$2,952,908
Net realized gain (loss)	9,359,641	9,059,055
Net change in unrealized appreciation (depreciation)	17,188,951	25,338,168

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	27,122,239	37,350,131

Distributions to shareholders:
Class IB	(15,583,946)	(2,928,573)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,155,055 and 2,233,486 shares, respectively ]	24,292,666	23,738,940
Capital shares issued in reinvestment of dividends and distributions [ 1,359,395 and 263,547 shares, respectively ]	15,583,946	2,928,573
Capital shares repurchased [ (1,071,246) and (700,632) shares, respectively ]	(12,151,115)	(7,521,694)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	27,725,497	19,145,819

TOTAL INCREASE (DECREASE) IN NET ASSETS	39,263,790	53,567,377
NET ASSETS:
Beginning of year	305,531,622	251,964,245

End of year	$344,795,412	$305,531,622

See Notes to Financial Statements.

1054

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EQ/INVESCO MODERATE ALLOCATION PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020		2019		2018		2017		2016
Net asset value, beginning of year	$11.20		$9.89		$10.53		$9.95		$9.64

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02		0.11		0.09		0.03		—	#
Net realized and unrealized gain (loss)	0.93		1.31		(0.61)		0.94		0.31

Total from investment operations	0.95		1.42		(0.52)		0.97		0.31

Less distributions:
Dividends from net investment income	(0.02)		(0.11)		(0.08)		(0.03)		—	#
Distributions from net realized gains	(0.53)		—		(0.04)		(0.36)		—

Total dividends and distributions	(0.55)		(0.11)		(0.12)		(0.39)		—	#

Net asset value, end of year	$11.60		$11.20		$9.89		$10.53		$9.95

Total return	8.53%		14.35%		(4.95)%		9.75%		3.26%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$344,795		$305,532		$251,964		$231,464		$160,823
Ratio of expenses to average net assets:
After waivers (f)	1.18	%(j)	1.17	%(j)	1.17	%(j)	1.20	%(k)	1.23	%(m)
Before waivers (f)	1.22%		1.22%		1.22%		1.23%		1.27%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.18%		1.04%		0.85%		0.31%		0.05%
Before waivers (f)	0.13%		0.99%		0.80%		0.29%		—	%‡‡
Portfolio turnover rate^	90%		76%		90%		78%		378%

Class K	January 1, 2016 to February 21, 2016‡
Net asset value, beginning of year	$9.64

Income (loss) from investment operations:
Net investment income (loss) (e)	— #
Net realized and unrealized gain (loss)	(0.22)

Total from investment operations	(0.22)

Net asset value, end of year	$9.42

Total return (b)	(2.28)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$—
Ratio of expenses to average net assets:
After waivers (a)(f)	0.98%
Before waivers (a)(f)	1.10%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.37%
Before waivers (a)(f)	0.25%
Portfolio turnover rate^	378%
‡	After the close of business on February 21, 2016, operations for Class K ceased and shares of seed capital were fully redeemed. The shares are no longer operational, but are still registered.
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.23% for Class IB.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class IB.

See Notes to Financial Statements.

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EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Invesco Advisers, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	9.14%	11.96%
Portfolio – Class K Shares*	9.39	12.22
EQ/Invesco Moderate Growth Allocation Index	12.83	14.74
S&P 500® Index	18.40	21.03
Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index	9.75	11.04

* Date of inception 2/1/19. Returns for periods greater than one year are annualized.
Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 9.14% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the EQ/Invesco Moderate Growth Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index, which returned 12.83%, 18.40% and 9.75%, respectively.

Portfolio Highlights

•	Portfolio asset class performance was representative of the respective asset class index.

•

U.S. Equities. Despite experiencing significant volatility throughout the year, U.S. equities produced strong positive returns. Large-cap stocks produced the strongest returns, followed by small cap and then mid-cap stocks, while growth stocks led core and value. Within the S&P 500 Index, the information technology and consumer discretionary sectors produced the strongest gains, while the energy sector significantly lagged all other sectors.

•

International equities. International equity markets also produced strong returns during the year but underperformed domestic equities. Emerging markets generally outperformed developed markets. Having managed the pandemic well, Asia ex-Japan stocks performed positively, making them well-positioned to participate in a more robust economic recovery fueled by the vaccine.

•

Fixed income. All four primary sectors of the Bloomberg Barclays U.S. Aggregate Bond Index — government-related, corporate, securitized and treasury — posted positive returns for the fiscal year. Strong performance among fixed income assets was largely attributable to the sharp decline in U.S. Treasury yields as well as a rally in spread sector assets.

•

Although the Portfolio was unhedged throughout January and much of February, the Portfolio’s hedge was enacted throughout most of 2020 given the heightened levels of volatility. Hedging began February 24th and was at its highest levels during the month of April and in early May as economies grappled with uncertainty and lockdowns due to the pandemic. The hedge was removed during July and August but was enacted during much of September. Volatility decreased after the Federal Reserve extended its emergency stimulus programs and changed its inflation target policy and the Portfolio was unhedged for most of October. The hedge was enacted again in late October and for the first half of November as the Portfolio’s forecasted volatility rose due to the uncertainty surrounding the U.S. presidential election. The hedge was removed in late November just before Thanksgiving and was not utilized in December.

What helped performance during the year:

•

All of the Portfolio’s allocations posted positive performance and contributed to absolute performance results. The allocation to U.S. large cap equities led absolute performance results followed by the allocation to fixed income.

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EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

•	The allocation to U.S. large cap equities was the leading contributor to relative performance results as well.

What hurt performance during the year:

•	There were no detractors from absolute performance during the year.

•	The Portfolio’s fixed income allocation posted a solid gain but trailed the benchmark and was the largest detractor from relative performance.

•	The Portfolio’s allocation to international equities also trailed the benchmark and detracted from relative performance results.

•	The Portfolio’s volatility hedge detracted from relative performance results as well.

Portfolio Positioning and Outlook — Invesco Advisers, Inc.

The Portfolio seeks diversification through broad exposure to U.S. and international equity markets as well as U.S. fixed income. The Portfolio pursues upside market participation while actively managing Portfolio volatility.

The greatest upside to our economic outlook would be a meaningful change in the health outlook for COVID-19 that leads to a return to normal consumer behavior sooner than expected. Downside risks include a sharp uptick in infections that results in more lasting changes to consumer behavior, a renewal of lockdowns and a premature reduction in policy support.

Portfolio Characteristics As of December 31, 2020
Weighted Average Life (Years)	7.15
Weighted Average Coupon (%)	3.48
Weighted Average Effective Duration (Years)*	6.35
Weighted Average Rating**	A-

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2020	% of Net Assets
Investment Company	21.3%
Financials	17.1
Information Technology	13.4
Health Care	8.9
Communication Services	6.8
Consumer Discretionary	6.2
Industrials	5.8
Consumer Staples	5.1
Energy	4.3
Utilities	3.6
Real Estate	2.0
Exchange-Traded Funds	1.5
Materials	1.4
Cash and Other	2.6

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account

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EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO (Unaudited)

balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

Please note that while the Portfolio commenced operations on February 1, 2019, the ‘Hypothetical expenses paid during the period’ reflect projected activity for the full six months for the purpose of comparability.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,111.60	$6.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.25	5.95
Class K
Actual	1,000.00	1,113.20	4.89
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.50	4.68

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.17% and 0.92%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (3.7%)
Diversified Telecommunication Services (0.5%)
AT&T, Inc.	5,932	$170,604
CenturyLink, Inc.	834	8,131
Verizon Communications, Inc.	3,342	196,343

		375,078

Entertainment (0.8%)
Activision Blizzard, Inc.	622	57,752
Electronic Arts, Inc.	250	35,900
Live Nation Entertainment, Inc.*	123	9,038
Netflix, Inc.*	356	192,500
Take-Two Interactive Software, Inc.*	81	16,831
Walt Disney Co. (The)*	1,455	263,617

		575,638

Interactive Media & Services (1.9%)
Alphabet, Inc., Class A*	244	427,644
Alphabet, Inc., Class C*	250	437,970
Facebook, Inc., Class A*	1,952	533,209
Twitter, Inc.*	635	34,385

		1,433,208

Media (0.5%)
Charter Communications, Inc., Class A*	130	86,002
Comcast Corp., Class A	3,671	192,360
Discovery, Inc., Class A*	152	4,574
Discovery, Inc., Class C*	252	6,600
DISH Network Corp., Class A*	192	6,209
Fox Corp., Class A	264	7,688
Fox Corp., Class B	138	3,985
Interpublic Group of Cos., Inc. (The)	293	6,891
News Corp., Class A	310	5,571
News Corp., Class B	192	3,412
Omnicom Group, Inc.	171	10,665
ViacomCBS, Inc.	415	15,463

		349,420

Wireless Telecommunication Services (0.0%)
T-Mobile US, Inc.*	261	35,196

Total Communication Services		2,768,540

Consumer Discretionary (4.5%)
Auto Components (0.0%)
Aptiv plc	217	28,273
BorgWarner, Inc.	168	6,491

		34,764

Automobiles (0.7%)
Ford Motor Co.	3,201	28,137
General Motors Co.	994	41,390
Tesla, Inc.*	622	438,927

		508,454

Distributors (0.1%)
Genuine Parts Co.	125	12,554
LKQ Corp.*	272	9,585
Pool Corp.	35	13,038

		35,177

Hotels, Restaurants & Leisure (0.6%)
Carnival Corp.	337	7,299
Chipotle Mexican Grill, Inc.*	27	37,441
Darden Restaurants, Inc.	100	11,912
Domino’s Pizza, Inc.	33	12,654
Hilton Worldwide Holdings, Inc.	244	27,148
Las Vegas Sands Corp.	280	16,688
Marriott International, Inc., Class A	220	29,022
McDonald’s Corp.	614	131,752
MGM Resorts International	453	14,274
Norwegian Cruise Line Holdings Ltd.*	174	4,425
Royal Caribbean Cruises Ltd.	136	10,158
Starbucks Corp.	975	104,306
Wynn Resorts Ltd.	76	8,575
Yum! Brands, Inc.	252	27,357

		443,011

Household Durables (0.1%)
DR Horton, Inc.	280	19,298
Garmin Ltd.	125	14,957
Leggett & Platt, Inc.	102	4,519
Lennar Corp., Class A	244	18,600
Mohawk Industries, Inc.*	49	6,906
Newell Brands, Inc.	333	7,070
NVR, Inc.*	3	12,240
PulteGroup, Inc.	217	9,357
Whirlpool Corp.	54	9,746

		102,693

Internet & Direct Marketing Retail (1.7%)
Amazon.com, Inc.*	342	1,113,870
Booking Holdings, Inc.*	35	77,955
eBay, Inc.	657	33,014
Etsy, Inc.*	95	16,902
Expedia Group, Inc.	106	14,034

		1,255,775

Leisure Products (0.0%)
Hasbro, Inc.	95	8,886

Multiline Retail (0.2%)
Dollar General Corp.	217	45,635
Dollar Tree, Inc.*	190	20,528
Target Corp.	410	72,377

		138,540

Specialty Retail (0.8%)
Advance Auto Parts, Inc.	54	8,506
AutoZone, Inc.*	27	32,007
Best Buy Co., Inc.	174	17,364
CarMax, Inc.*	136	12,847
Gap, Inc. (The)	126	2,544
Home Depot, Inc. (The)	891	236,667
L Brands, Inc.	244	9,074
Lowe’s Cos., Inc.	635	101,924
O’Reilly Automotive, Inc.*	65	29,417
Ross Stores, Inc.	293	35,983
Tiffany & Co.	81	10,647
TJX Cos., Inc. (The)	977	66,719
Tractor Supply Co.	95	13,355
Ulta Beauty, Inc.*	49	14,071

		591,125

See Notes to Financial Statements.

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EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Textiles, Apparel & Luxury Goods (0.3%)
Hanesbrands, Inc.	276	$4,024
NIKE, Inc., Class B	1,010	142,885
PVH Corp.	68	6,384
Ralph Lauren Corp.	49	5,083
Tapestry, Inc.	244	7,584
Under Armour, Inc., Class A*	210	3,606
Under Armour, Inc., Class C*	117	1,741
VF Corp.	252	21,523

		192,830

Total Consumer Discretionary		3,311,255

Consumer Staples (2.3%)
Beverages (0.6%)
Brown-Forman Corp., Class B	136	10,802
Coca-Cola Co. (The)	3,117	170,936
Constellation Brands, Inc., Class A	130	28,477
Molson Coors Beverage Co., Class B	152	6,869
Monster Beverage Corp.*	304	28,114
PepsiCo, Inc.	1,129	167,431

		412,629

Food & Staples Retailing (0.5%)
Costco Wholesale Corp.	356	134,134
Kroger Co. (The)	673	21,374
Sysco Corp.	402	29,853
Walgreens Boots Alliance, Inc.	622	24,805
Walmart, Inc.	1,148	165,484

		375,650

Food Products (0.3%)
Archer-Daniels-Midland Co.	470	23,693
Campbell Soup Co.	144	6,962
Conagra Brands, Inc.	402	14,577
General Mills, Inc.	505	29,694
Hershey Co. (The)	122	18,584
Hormel Foods Corp.	217	10,114
JM Smucker Co. (The)	103	11,907
Kellogg Co.	217	13,504
Kraft Heinz Co. (The)	529	18,335
Lamb Weston Holdings, Inc.	114	8,976
McCormick & Co., Inc. (Non-Voting)	201	19,216
Mondelez International, Inc., Class A	1,178	68,878
Tyson Foods, Inc., Class A	250	16,110

		260,550

Household Products (0.6%)
Church & Dwight Co., Inc.	206	17,969
Clorox Co. (The)	103	20,798
Colgate-Palmolive Co.	687	58,745
Kimberly-Clark Corp.	272	36,674
Procter & Gamble Co. (The)	2,034	283,011

		417,197

Personal Products (0.1%)
Estee Lauder Cos., Inc. (The), Class A	182	48,447

Tobacco (0.2%)
Altria Group, Inc.	1,510	61,910
Philip Morris International, Inc.	1,257	104,067

		165,977

Total Consumer Staples		1,680,450

Energy (0.8%)
Energy Equipment & Services (0.1%)
Baker Hughes Co.	573	11,947
Halliburton Co.	730	13,797
National Oilwell Varco, Inc.	315	4,325
Schlumberger NV	1,097	23,948
TechnipFMC plc	306	2,876

		56,893

Oil, Gas & Consumable Fuels (0.7%)
Apache Corp.	297	4,214
Cabot Oil & Gas Corp.	337	5,486
Chevron Corp.	1,586	133,938
Concho Resources, Inc.	166	9,686
ConocoPhillips	912	36,471
Devon Energy Corp.	306	4,838
Diamondback Energy, Inc.	126	6,098
EOG Resources, Inc.	470	23,439
Exxon Mobil Corp.	3,443	141,920
Hess Corp.	225	11,878
HollyFrontier Corp.	117	3,024
Kinder Morgan, Inc.	1,569	21,448
Marathon Oil Corp.	729	4,862
Marathon Petroleum Corp.	532	22,004
Occidental Petroleum Corp.	703	12,169
ONEOK, Inc.	329	12,627
Phillips 66	356	24,899
Pioneer Natural Resources Co.	136	15,489
Valero Energy Corp.	345	19,517
Williams Cos., Inc. (The)	1,010	20,251

		534,258

Total Energy		591,151

Financials (3.7%)
Banks (1.4%)
Bank of America Corp.	6,836	207,199
Citigroup, Inc.	1,841	113,516
Citizens Financial Group, Inc.	361	12,909
Comerica, Inc.	130	7,262
Fifth Third Bancorp	589	16,239
First Republic Bank	144	21,158
Huntington Bancshares, Inc.	891	11,253
JPMorgan Chase & Co.	2,606	331,144
KeyCorp	825	13,538
M&T Bank Corp.	106	13,494
People’s United Financial, Inc.	383	4,952
PNC Financial Services Group, Inc. (The)	364	54,236
Regions Financial Corp.	779	12,557
SVB Financial Group*	44	17,065
Truist Financial Corp.	1,121	53,730
US Bancorp	1,176	54,790

See Notes to Financial Statements.

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EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Wells Fargo & Co.	3,244	$97,904
Zions Bancorp NA	138	5,995

		1,048,941

Capital Markets (0.9%)
Ameriprise Financial, Inc.	103	20,016
Bank of New York Mellon Corp. (The)	695	29,496
BlackRock, Inc.	100	72,154
Cboe Global Markets, Inc.	100	9,312
Charles Schwab Corp. (The)	939	49,805
CME Group, Inc.	282	51,338
Franklin Resources, Inc.	234	5,848
Goldman Sachs Group, Inc. (The)	255	67,246
Intercontinental Exchange, Inc.	470	54,186
MarketAxess Holdings, Inc.	36	20,540
Moody’s Corp.	130	37,731
Morgan Stanley	1,224	83,881
MSCI, Inc.	68	30,364
Nasdaq, Inc.	82	10,885
Northern Trust Corp.	171	15,927
Raymond James Financial, Inc.	103	9,854
S&P Global, Inc.	198	65,088
State Street Corp.	293	21,325
T. Rowe Price Group, Inc.	190	28,764

		683,760

Consumer Finance (0.2%)
American Express Co.	535	64,687
Capital One Financial Corp.	386	38,156
Discover Financial Services	261	23,628
Synchrony Financial	481	16,696

		143,167

Diversified Financial Services (0.5%)
Berkshire Hathaway, Inc., Class B*	1,591	368,905

Insurance (0.7%)
Aflac, Inc.	600	26,682
Allstate Corp. (The)	261	28,692
American International Group, Inc.	687	26,010
Aon plc, Class A	195	41,198
Arthur J Gallagher & Co.	147	18,185
Assurant, Inc.	54	7,356
Chubb Ltd.	372	57,258
Cincinnati Financial Corp.	111	9,698
Everest Re Group Ltd.	18	4,214
Globe Life, Inc.	95	9,021
Hartford Financial Services Group, Inc. (The)	301	14,743
Lincoln National Corp.	174	8,754
Loews Corp.	206	9,274
Marsh & McLennan Cos., Inc.	415	48,555
MetLife, Inc.	649	30,471
Principal Financial Group, Inc.	198	9,823
Progressive Corp. (The)	456	45,089
Prudential Financial, Inc.	329	25,685
Travelers Cos., Inc. (The)	217	30,460
Unum Group	152	3,487
W R Berkley Corp.	144	9,564
Willis Towers Watson plc	106	22,332

		486,551

Total Financials		2,731,324

Health Care (4.7%)
Biotechnology (0.7%)
AbbVie, Inc.	1,436	153,867
Alexion Pharmaceuticals, Inc.*	190	29,686
Amgen, Inc.	481	110,592
Biogen, Inc.*	147	35,994
Gilead Sciences, Inc.	1,010	58,843
Incyte Corp.*	144	12,525
Regeneron Pharmaceuticals, Inc.*	65	31,402
Vertex Pharmaceuticals, Inc.*	206	48,686

		481,595

Health Care Equipment & Supplies (1.3%)
Abbott Laboratories	1,447	158,432
ABIOMED, Inc.*	36	11,671
Align Technology, Inc.*	65	34,735
Baxter International, Inc.	415	33,300
Becton Dickinson and Co.	220	55,048
Boston Scientific Corp.*	1,154	41,486
Cooper Cos., Inc. (The)	44	15,986
Danaher Corp.	521	115,735
Dentsply Sirona, Inc.	206	10,786
DexCom, Inc.*	73	26,989
Edwards Lifesciences Corp.*	516	47,075
Hologic, Inc.*	225	16,387
IDEXX Laboratories, Inc.*	76	37,990
Intuitive Surgical, Inc.*	100	81,810
Medtronic plc	1,097	128,503
ResMed, Inc.	122	25,932
STERIS plc	68	12,889
Stryker Corp.	261	63,955
Teleflex, Inc.	44	18,109
Varian Medical Systems, Inc.*	76	13,301
West Pharmaceutical Services, Inc.	57	16,149
Zimmer Biomet Holdings, Inc.	157	24,192

		990,460

Health Care Providers & Services (0.9%)
AmerisourceBergen Corp.	125	12,220
Anthem, Inc.	206	66,145
Cardinal Health, Inc.	261	13,979
Centene Corp.*	486	29,175
Cigna Corp.	318	66,201
CVS Health Corp.	1,053	71,920
DaVita, Inc.*	76	8,922
HCA Healthcare, Inc.	220	36,181
Henry Schein, Inc.*	103	6,887
Humana, Inc.	111	45,540
Laboratory Corp. of America Holdings*	79	16,080
McKesson Corp.	147	25,566
Quest Diagnostics, Inc.	106	12,632
UnitedHealth Group, Inc.	774	271,426
Universal Health Services, Inc., Class B	65	8,938

		691,812

Health Care Technology (0.0%)
Cerner Corp.	261	20,484

Life Sciences Tools & Services (0.4%)
Agilent Technologies, Inc.	252	29,859
Bio-Rad Laboratories, Inc., Class A*	17	9,910

See Notes to Financial Statements.

1061

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Illumina, Inc.*	122	$45,140
IQVIA Holdings, Inc.*	147	26,338
Mettler-Toledo International, Inc.*	21	23,933
PerkinElmer, Inc.	103	14,781
Thermo Fisher Scientific, Inc.	329	153,242
Waters Corp.*	65	16,082

		319,285

Pharmaceuticals (1.4%)
Bristol-Myers Squibb Co.	1,903	118,043
Catalent, Inc.*	128	13,321
Eli Lilly and Co.	681	114,980
Johnson & Johnson	2,137	336,321
Merck & Co., Inc.	2,088	170,798
Perrigo Co. plc	123	5,501
Pfizer, Inc.	4,499	165,608
Viatris, Inc.*	1,010	18,927
Zoetis, Inc.	375	62,063

		1,005,562

Total Health Care		3,509,198

Industrials (3.0%)
Aerospace & Defense (0.6%)
Boeing Co. (The)	432	92,474
General Dynamics Corp.	190	28,276
Howmet Aerospace, Inc.*	310	8,847
Huntington Ingalls Industries, Inc.	30	5,114
L3Harris Technologies, Inc.	182	34,402
Lockheed Martin Corp.	206	73,126
Northrop Grumman Corp.	130	39,614
Raytheon Technologies Corp.	1,176	84,096
Teledyne Technologies, Inc.*	33	12,935
Textron, Inc.	182	8,796
TransDigm Group, Inc.*	44	27,229

		414,909

Air Freight & Logistics (0.2%)
CH Robinson Worldwide, Inc.	122	11,452
Expeditors International of Washington, Inc.	144	13,696
FedEx Corp.	195	50,626
United Parcel Service, Inc., Class B	573	96,493

		172,267

Airlines (0.1%)
Alaska Air Group, Inc.	96	4,992
American Airlines Group, Inc.	350	5,519
Delta Air Lines, Inc.	470	18,899
Southwest Airlines Co.	375	17,479
United Airlines Holdings, Inc.*	190	8,217

		55,106

Building Products (0.2%)
A O Smith Corp.	130	7,127
Allegion plc	76	8,845
Carrier Global Corp.	657	24,782
Fortune Brands Home & Security, Inc.	106	9,086
Johnson Controls International plc	652	30,377
Masco Corp.	244	13,403
Trane Technologies plc	195	28,306

		121,926

Commercial Services & Supplies (0.1%)
Cintas Corp.	65	22,975
Copart, Inc.*	152	19,342
Republic Services, Inc.	174	16,756
Rollins, Inc.	171	6,681
Waste Management, Inc.	310	36,558

		102,312

Construction & Engineering (0.0%)
Jacobs Engineering Group, Inc.	111	12,095
Quanta Services, Inc.	103	7,418

		19,513

Electrical Equipment (0.2%)
AMETEK, Inc.	195	23,583
Eaton Corp. plc	350	42,049
Emerson Electric Co.	481	38,658
Rockwell Automation, Inc.	100	25,081

		129,371

Industrial Conglomerates (0.4%)
3M Co.	456	79,704
General Electric Co.	7,160	77,328
Honeywell International, Inc.	584	124,217
Roper Technologies, Inc.	81	34,918

		316,167

Machinery (0.6%)
Caterpillar, Inc.	456	83,001
Cummins, Inc.	136	30,886
Deere & Co.	255	68,608
Dover Corp.	125	15,781
Flowserve Corp.	84	3,096
Fortive Corp.	252	17,847
IDEX Corp.	68	13,546
Illinois Tool Works, Inc.	239	48,727
Ingersoll Rand, Inc.*	171	7,791
Otis Worldwide Corp.	331	22,359
PACCAR, Inc.	280	24,158
Parker-Hannifin Corp.	103	28,058
Pentair plc	157	8,335
Snap-on, Inc.	44	7,530
Stanley Black & Decker, Inc.	130	23,213
Westinghouse Air Brake Technologies Corp.	152	11,126
Xylem, Inc.	152	15,472

		429,534

Professional Services (0.1%)
Equifax, Inc.	100	19,284
IHS Markit Ltd.	339	30,452
Nielsen Holdings plc	318	6,637
Robert Half International, Inc.	111	6,935
Verisk Analytics, Inc.	130	26,987

		90,295

Road & Rail (0.4%)
CSX Corp.	652	59,169
JB Hunt Transport Services, Inc.	76	10,386
Kansas City Southern	95	19,392
Norfolk Southern Corp.	217	51,561

See Notes to Financial Statements.

1062

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Old Dominion Freight Line, Inc.	98	$19,128
Union Pacific Corp.	573	119,310

		278,946

Trading Companies & Distributors (0.1%)
Fastenal Co.	456	22,267
United Rentals, Inc.*	65	15,074
WW Grainger, Inc.	36	14,700

		52,041

Total Industrials		2,182,387

Information Technology (9.8%)
Communications Equipment (0.3%)
Arista Networks, Inc.*	49	14,238
Cisco Systems, Inc.	3,432	153,582
F5 Networks, Inc.*	49	8,621
Juniper Networks, Inc.	252	5,672
Motorola Solutions, Inc.	130	22,108

		204,221

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	239	31,254
CDW Corp.	122	16,078
Corning, Inc.	630	22,680
FLIR Systems, Inc.	123	5,391
IPG Photonics Corp.*	30	6,714
Keysight Technologies, Inc.*	147	19,417
TE Connectivity Ltd.	277	33,536
Vontier Corp.*	100	3,340
Zebra Technologies Corp., Class A*	44	16,911

		155,321

IT Services (1.9%)
Accenture plc, Class A	510	133,217
Akamai Technologies, Inc.*	147	15,434
Automatic Data Processing, Inc.	356	62,727
Broadridge Financial Solutions, Inc.	81	12,409
Cognizant Technology Solutions Corp., Class A	456	37,369
DXC Technology Co.	231	5,948
Fidelity National Information Services, Inc.	497	70,306
Fiserv, Inc.*	456	51,920
FleetCor Technologies, Inc.*	76	20,735
Gartner, Inc.*	76	12,175
Global Payments, Inc.	244	52,563
International Business Machines Corp.	706	88,871
Jack Henry & Associates, Inc.	65	10,529
Leidos Holdings, Inc.	106	11,143
Mastercard, Inc., Class A	725	258,782
Paychex, Inc.	252	23,481
PayPal Holdings, Inc.*	956	223,895
VeriSign, Inc.*	79	17,096
Visa, Inc., Class A	1,396	305,347
Western Union Co. (The)	345	7,569

		1,421,516

Semiconductors & Semiconductor Equipment (1.8%)
Advanced Micro Devices, Inc.*	855	78,412
Analog Devices, Inc.	301	44,467
Applied Materials, Inc.	730	62,999
Broadcom, Inc.	329	144,053
Intel Corp.	3,614	180,050
KLA Corp.	130	33,658
Lam Research Corp.	122	57,617
Maxim Integrated Products, Inc.	228	20,212
Microchip Technology, Inc.	182	25,136
Micron Technology, Inc.*	891	66,985
NVIDIA Corp.	497	259,533
Qorvo, Inc.*	106	17,625
QUALCOMM, Inc.	991	150,969
Skyworks Solutions, Inc.	144	22,015
Teradyne, Inc.	144	17,264
Texas Instruments, Inc.	763	125,231
Xilinx, Inc.	206	29,205

		1,335,431

Software (3.0%)
Adobe, Inc.*	396	198,048
ANSYS, Inc.*	68	24,739
Autodesk, Inc.*	174	53,129
Cadence Design Systems, Inc.*	231	31,515
Citrix Systems, Inc.	103	13,400
Fortinet, Inc.*	106	15,744
Intuit, Inc.	206	78,249
Microsoft Corp.	6,212	1,381,673
NortonLifeLock, Inc.	470	9,767
Oracle Corp.	1,784	115,407
Paycom Software, Inc.*	44	19,899
salesforce.com, Inc.*	706	157,106
ServiceNow, Inc.*	174	95,775
Synopsys, Inc.*	125	32,405
Tyler Technologies, Inc.*	33	14,405

		2,241,261

Technology Hardware, Storage & Peripherals (2.6%)
Apple, Inc.	13,795	1,830,459
Hewlett Packard Enterprise Co.	1,056	12,514
HP, Inc.	1,233	30,319
NetApp, Inc.	195	12,917
Seagate Technology plc	190	11,810
Western Digital Corp.	250	13,847
Xerox Holdings Corp.	147	3,409

		1,915,275

Total Information Technology		7,273,025

Materials (0.9%)
Chemicals (0.7%)
Air Products and Chemicals, Inc.	182	49,726
Albemarle Corp.	103	15,195
Celanese Corp.	103	13,384
CF Industries Holdings, Inc.	192	7,432
Corteva, Inc.	643	24,897
Dow, Inc.	597	33,133
DuPont de Nemours, Inc.	605	43,022
Eastman Chemical Co.	114	11,432
Ecolab, Inc.	206	44,570
FMC Corp.	103	11,838
International Flavors & Fragrances, Inc.	95	10,340
Linde plc	432	113,836

See Notes to Financial Statements.

1063

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
LyondellBasell Industries NV, Class A	217	$19,890
Mosaic Co. (The)	318	7,317
PPG Industries, Inc.	195	28,123
Sherwin-Williams Co. (The)	68	49,974

		484,109

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	49	13,914
Vulcan Materials Co.	103	15,276

		29,190

Containers & Packaging (0.1%)
Amcor plc	1,328	15,631
Avery Dennison Corp.	68	10,547
Ball Corp.	261	24,320
International Paper Co.	301	14,966
Packaging Corp. of America	79	10,895
Sealed Air Corp.	103	4,716
Westrock Co.	228	9,925

		91,000

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.	1,265	32,915
Newmont Corp.	652	39,048
Nucor Corp.	244	12,979

		84,942

Total Materials		689,241

Real Estate (0.8%)
Equity Real Estate Investment Trusts (REITs) (0.8%)
Alexandria Real Estate Equities, Inc. (REIT)	100	17,822
American Tower Corp. (REIT)	356	79,908
AvalonBay Communities, Inc. (REIT)	122	19,573
Boston Properties, Inc. (REIT)	111	10,493
Crown Castle International Corp. (REIT)	334	53,169
Digital Realty Trust, Inc. (REIT)	157	21,903
Duke Realty Corp. (REIT)	310	12,391
Equinix, Inc. (REIT)	68	48,564
Equity Residential (REIT)	293	17,369
Essex Property Trust, Inc. (REIT)	54	12,821
Extra Space Storage, Inc. (REIT)	100	11,586
Federal Realty Investment Trust (REIT)	65	5,533
Healthpeak Properties, Inc. (REIT)	415	12,545
Host Hotels & Resorts, Inc. (REIT)	643	9,407
Iron Mountain, Inc. (REIT)	252	7,429
Kimco Realty Corp. (REIT)	309	4,638
Mid-America Apartment Communities, Inc. (REIT)	100	12,669
Prologis, Inc. (REIT)	521	51,923
Public Storage (REIT)	122	28,173
Realty Income Corp. (REIT)	261	16,226
Regency Centers Corp. (REIT)	126	5,744
SBA Communications Corp. (REIT)	81	22,853
Simon Property Group, Inc. (REIT)	250	21,320
SL Green Realty Corp. (REIT)	79	4,707
UDR, Inc. (REIT)	217	8,339
Ventas, Inc. (REIT)	293	14,369
Vornado Realty Trust (REIT)	138	5,153
Welltower, Inc. (REIT)	318	20,549
Weyerhaeuser Co. (REIT)	589	19,749

		576,925

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	282	17,687

Total Real Estate		594,612

Utilities (1.0%)
Electric Utilities (0.6%)
Alliant Energy Corp.	206	10,615
American Electric Power Co., Inc.	405	33,724
Duke Energy Corp.	584	53,471
Edison International	293	18,406
Entergy Corp.	157	15,675
Evergy, Inc.	206	11,435
Eversource Energy	252	21,801
Exelon Corp.	796	33,607
FirstEnergy Corp.	443	13,560
NextEra Energy, Inc.	1,594	122,977
NRG Energy, Inc.	206	7,735
Pinnacle West Capital Corp.	96	7,675
PPL Corp.	581	16,384
Southern Co. (The)	839	51,540
Xcel Energy, Inc.	432	28,802

		447,407

Gas Utilities (0.0%)
Atmos Energy Corp.	100	9,543

Independent Power and Renewable Electricity Producers (0.0%)
AES Corp. (The)	510	11,985

Multi-Utilities (0.3%)
Ameren Corp.	198	15,456
CenterPoint Energy, Inc.	434	9,392
CMS Energy Corp.	239	14,581
Consolidated Edison, Inc.	277	20,019
Dominion Energy, Inc.	652	49,030
DTE Energy Co.	152	18,454
NiSource, Inc.	304	6,974
Public Service Enterprise Group, Inc.	402	23,437
Sempra Energy	228	29,049
WEC Energy Group, Inc.	252	23,192

		209,584

Water Utilities (0.1%)
American Water Works Co., Inc.	144	22,100

Total Utilities		700,619

Total Common Stocks (35.2%) (Cost $21,236,065)		26,031,802

EXCHANGE TRADED FUNDS (ETF):
Equity (1.5%)
iShares Core S&P 500 ETF	2,509	941,854
iShares Core S&P Mid-Cap ETF	724	166,397
iShares MSCI EAFE ETF	542	39,544
iShares Russell 2000 ETF	50	9,803

Total Exchange Traded Funds (1.5%) (Cost $855,337)		1,157,598

See Notes to Financial Statements.

1064

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (39.4%)
Communication Services (3.1%)
Diversified Telecommunication Services (1.3%)
AT&T, Inc.
4.300%, 2/15/30	$300,000	$357,167
2.550%, 12/1/33§	127,000	130,170
Verizon Communications, Inc.
4.329%, 9/21/28	250,000	300,343
3.150%, 3/22/30	125,000	140,144

		927,824

Entertainment (0.3%)
TWDC Enterprises 18 Corp. 3.000%, 2/13/26	90,000	99,603
Walt Disney Co. (The) 2.000%, 9/1/29	110,000	114,381

		213,984

Interactive Media & Services (0.1%)
Alphabet, Inc. 1.100%, 8/15/30	100,000	98,344

Media (0.9%)
Charter Communications Operating LLC 5.050%, 3/30/29	100,000	121,457
Comcast Corp.
4.150%, 10/15/28	140,000	168,306
3.400%, 4/1/30	225,000	259,859
Discovery Communications LLC 3.950%, 3/20/28	86,000	98,724
ViacomCBS, Inc. 2.900%, 1/15/27	35,000	38,513

		686,859

Wireless Telecommunication Services (0.5%)
T-Mobile USA, Inc. 3.875%, 4/15/30§	245,000	282,362
Vodafone Group plc 4.375%, 5/30/28	80,000	95,664

		378,026

Total Communication Services		2,305,037

Consumer Discretionary (1.7%)
Hotels, Restaurants & Leisure (0.4%)
McDonald’s Corp.
2.625%, 9/1/29	150,000	164,126
2.125%, 3/1/30	50,000	52,433
Starbucks Corp. 3.550%, 8/15/29	100,000	116,389

		332,948

Internet & Direct Marketing Retail (0.4%)
Amazon.com, Inc. 3.150%, 8/22/27	100,000	113,590
Booking Holdings, Inc. 4.625%, 4/13/30	75,000	92,795
Expedia Group, Inc. 4.625%, 8/1/27§	50,000	55,523

		261,908

Specialty Retail (0.7%)
Home Depot, Inc. (The)
3.000%, 4/1/26	80,000	89,415
3.900%, 12/6/28	125,000	149,796
Lowe’s Cos., Inc.
2.500%, 4/15/26	135,000	145,794
1.700%, 10/15/30	100,000	100,910
O’Reilly Automotive, Inc. 4.350%, 6/1/28	50,000	59,454

		545,369

Textiles, Apparel & Luxury Goods (0.2%)
NIKE, Inc. 2.850%, 3/27/30	100,000	112,929

Total Consumer Discretionary		1,253,154

Consumer Staples (2.8%)
Beverages (1.3%)
Anheuser-Busch InBev Finance, Inc. 3.650%, 2/1/26	100,000	113,365
Anheuser-Busch InBev Worldwide, Inc. 4.750%, 1/23/29	200,000	246,079
Coca-Cola Co. (The)
1.450%, 6/1/27	90,000	93,112
2.125%, 9/6/29	100,000	106,570
Constellation Brands, Inc. 3.150%, 8/1/29	100,000	111,338
Keurig Dr Pepper, Inc. 4.597%, 5/25/28	100,000	121,813
PepsiCo, Inc.
2.375%, 10/6/26	100,000	108,562
1.625%, 5/1/30	75,000	76,832

		977,671

Food & Staples Retailing (0.5%)
Costco Wholesale Corp. 1.600%, 4/20/30	113,000	115,608
Sysco Corp.
3.250%, 7/15/27	50,000	55,982
2.400%, 2/15/30	50,000	51,873
Walmart, Inc. 3.700%, 6/26/28	170,000	199,739

		423,202

Food Products (0.3%)
Conagra Brands, Inc. 1.375%, 11/1/27	55,000	55,365
Tyson Foods, Inc. 3.550%, 6/2/27	37,000	42,119
Unilever Capital Corp. 3.500%, 3/22/28	100,000	117,004

		214,488

Household Products (0.1%)
Procter & Gamble Co. (The) 2.700%, 2/2/26	50,000	55,306

Tobacco (0.6%)
Altria Group, Inc.
4.400%, 2/14/26	110,000	127,285
4.800%, 2/14/29	25,000	29,830

See Notes to Financial Statements.

1065

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
BAT Capital Corp. 3.557%, 8/15/27	$205,000	$228,409
Philip Morris International, Inc. 3.375%, 8/15/29	39,000	44,877

		430,401

Total Consumer Staples		2,101,068

Energy (3.5%)
Oil, Gas & Consumable Fuels (3.5%)
BP Capital Markets America, Inc.
4.234%, 11/6/28	225,000	267,565
1.749%, 8/10/30	105,000	105,188
Cheniere Corpus Christi Holdings LLC 3.700%, 11/15/29	75,000	82,697
Chevron Corp. 2.954%, 5/16/26	100,000	110,760
Concho Resources, Inc. 3.750%, 10/1/27	75,000	85,505
ConocoPhillips Co. 4.950%, 3/15/26	90,000	107,771
Enbridge, Inc. 3.700%, 7/15/27	110,000	124,956
Energy Transfer Operating LP
5.500%, 6/1/27	140,000	163,975
4.950%, 6/15/28	75,000	85,348
Enterprise Products Operating LLC 4.150%, 10/16/28	150,000	177,289
Exxon Mobil Corp.
3.043%, 3/1/26	100,000	110,656
3.294%, 3/19/27	125,000	141,902
Kinder Morgan, Inc. 4.300%, 3/1/28	60,000	70,260
MPLX LP 4.000%, 3/15/28	155,000	176,888
ONEOK, Inc. 4.000%, 7/13/27	100,000	111,062
Sabine Pass Liquefaction LLC 5.875%, 6/30/26	125,000	150,762
Total Capital International SA 2.829%, 1/10/30	110,000	122,077
TransCanada PipeLines Ltd. 4.875%, 1/15/26	105,000	124,410
Valero Energy Corp. 4.000%, 4/1/29	93,000	103,986
Williams Cos., Inc. (The) 3.750%, 6/15/27	135,000	154,007

Total Energy		2,577,064

Financials (13.4%)
Banks (9.5%)
Bank of America Corp. 4.250%, 10/22/26	130,000	151,607
(ICE LIBOR USD 3 Month + 1.04%), 3.419%, 12/20/28 (k)	400,000	449,318
(ICE LIBOR USD 3 Month + 0.99%), 2.496%, 2/13/31 (k)	500,000	527,455
(SOFR + 1.53%), 1.898%, 7/23/31 (k)	100,000	100,535
Barclays plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.90%), 2.645%, 6/24/31 (k)	250,000	260,154
Citigroup, Inc. 4.600%, 3/9/26	335,000	391,840
3.200%, 10/21/26	100,000	111,893
4.450%, 9/29/27	330,000	387,311
(SOFR + 2.11%), 2.572%, 6/3/31 (k)	100,000	106,492
HSBC Holdings plc 4.375%, 11/23/26	400,000	460,390
JPMorgan Chase & Co. 2.950%, 10/1/26	345,000	381,644
(ICE LIBOR USD 3 Month + 0.95%), 3.509%, 1/23/29 (k)	190,000	215,489
(ICE LIBOR USD 3 Month + 1.33%), 4.452%, 12/5/29 (k)	460,000	555,763
KeyCorp 4.100%, 4/30/28	100,000	118,219
Lloyds Banking Group plc 4.650%, 3/24/26	200,000	229,939
Mitsubishi UFJ Financial Group, Inc. 3.741%, 3/7/29	275,000	320,782
Natwest Group plc 4.800%, 4/5/26	200,000	235,717
PNC Financial Services Group, Inc. (The) 3.450%, 4/23/29	175,000	202,206
Santander Holdings USA, Inc. 4.400%, 7/13/27	175,000	199,081
Sumitomo Mitsui Financial Group, Inc. 2.632%, 7/14/26	348,000	376,137
Truist Financial Corp. 3.875%, 3/19/29	150,000	174,403
US Bancorp 3.100%, 4/27/26	130,000	144,486
Wells Fargo & Co. 4.300%, 7/22/27	150,000	175,147
(ICE LIBOR USD 3 Month + 1.31%), 3.584%, 5/22/28 (k)	295,000	332,538
(ICE LIBOR USD 3 Month + 1.17%), 2.879%, 10/30/30 (k)	255,000	276,438
Westpac Banking Corp. 2.850%, 5/13/26	150,000	166,299

		7,051,283

Capital Markets (2.3%)
Bank of New York Mellon Corp. (The) 3.300%, 8/23/29	150,000	170,585
Charles Schwab Corp. (The) 3.250%, 5/22/29	100,000	114,139
Goldman Sachs Group, Inc. (The) 3.750%, 2/25/26	130,000	148,038
(ICE LIBOR USD 3 Month + 1.30%), 4.223%, 5/1/29 (k)	100,000	117,616
3.800%, 3/15/30	200,000	234,746
Intercontinental Exchange, Inc. 2.100%, 6/15/30	100,000	104,101
Morgan Stanley 3.950%, 4/23/27	350,000	403,455
(SOFR + 1.14%), 2.699%, 1/22/31 (k)	250,000	269,604

See Notes to Financial Statements.

1066

EQ ADVISORS TRUST

EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
State Street Corp.
2.650%, 5/19/26	$50,000	$54,782
2.400%, 1/24/30	40,000	43,555

		1,660,621

Consumer Finance (0.9%)
American Express Credit Corp. 3.300%, 5/3/27	100,000	113,548
Capital One Financial Corp. 3.800%, 1/31/28	75,000	86,260
Discover Financial Services 4.100%, 2/9/27	125,000	143,815
General Motors Financial Co., Inc. 5.250%, 3/1/26	150,000	176,334
Toyota Motor Credit Corp. 3.375%, 4/1/30	100,000	116,587

		636,544

Diversified Financial Services (0.2%)
Shell International Finance BV 2.375%, 11/7/29	160,000	171,133

Insurance (0.5%)
American International Group, Inc. 4.250%, 3/15/29	130,000	156,295
Aon Corp. 2.800%, 5/15/30	100,000	108,211
Marsh & McLennan Cos., Inc. 3.750%, 3/14/26	50,000	56,582
Prudential Financial, Inc.
(ICE LIBOR USD 3 Month + 2.38%), 4.500%, 9/15/47 (k)	50,000	54,812

		375,900

Total Financials		9,895,481

Health Care (4.2%)
Biotechnology (0.8%)
AbbVie, Inc.
2.950%, 11/21/26	58,000	63,818
4.250%, 11/14/28	250,000	297,421
Amgen, Inc. 2.600%, 8/19/26	100,000	109,039
Gilead Sciences, Inc. 3.650%, 3/1/26	70,000	79,387

		549,665

Health Care Equipment & Supplies (0.1%)
Abbott Laboratories 1.150%, 1/30/28	50,000	50,624
Becton Dickinson and Co. 3.700%, 6/6/27	31,000	35,417

		86,041

Health Care Providers & Services (1.6%)
Anthem, Inc. 4.101%, 3/1/28	130,000	154,011
Cigna Corp.
3.050%, 10/15/27	80,000	88,912
4.375%, 10/15/28	140,000	169,586
CVS Health Corp.
3.000%, 8/15/26	150,000	165,465
4.300%, 3/25/28	223,000	263,688
HCA, Inc. 4.125%, 6/15/29	115,000	133,041
UnitedHealth Group, Inc.
1.250%, 1/15/26	40,000	41,009
3.375%, 4/15/27	175,000	199,027

		1,214,739

Life Sciences Tools & Services (0.2%)
Thermo Fisher Scientific, Inc.
2.950%, 9/19/26	30,000	33,053
2.600%, 10/1/29	30,000	32,776
4.497%, 3/25/30	50,000	62,478

		128,307

Pharmaceuticals (1.5%)
AstraZeneca plc 1.375%, 8/6/30	50,000	49,056
Bristol-Myers Squibb Co.
3.200%, 6/15/26	80,000	89,224
3.450%, 11/15/27	130,000	149,827
GlaxoSmithKline Capital, Inc. 3.875%, 5/15/28	44,000	51,999
Johnson & Johnson
2.450%, 3/1/26	65,000	70,659
0.950%, 9/1/27	50,000	50,108
1.300%, 9/1/30	50,000	50,250
Merck & Co., Inc. 3.400%, 3/7/29	90,000	104,889
Novartis Capital Corp. 2.200%, 8/14/30	75,000	80,394
Pfizer, Inc.
3.000%, 12/15/26	115,000	129,173
2.625%, 4/1/30	50,000	55,381
Takeda Pharmaceutical Co. Ltd. 2.050%, 3/31/30	200,000	204,747

		1,085,707

Total Health Care		3,064,459

Industrials (2.8%)
Aerospace & Defense (1.1%)
Boeing Co. (The)
2.750%, 2/1/26	115,000	120,740
2.250%, 6/15/26	115,000	117,371
5.040%, 5/1/27	50,000	58,460
5.150%, 5/1/30	75,000	89,910
General Dynamics Corp. 3.625%, 4/1/30	100,000	118,362
Northrop Grumman Corp. 3.250%, 1/15/28	100,000	114,580
Raytheon Technologies Corp. 4.125%, 11/16/28	180,000	213,619

		833,042

Air Freight & Logistics (0.3%)
FedEx Corp. 3.250%, 4/1/26	100,000	111,479
United Parcel Service, Inc. 3.050%, 11/15/27	101,000	114,365

		225,844

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Industrial Conglomerates (0.8%)
3M Co. 2.875%, 10/15/27	$100,000	$111,208
General Electric Co. 3.625%, 5/1/30	200,000	226,582
Honeywell International, Inc. 2.500%, 11/1/26	100,000	109,524
Roper Technologies, Inc. 2.950%, 9/15/29	100,000	110,138

		557,452

Machinery (0.2%)
Deere & Co. 5.375%, 10/16/29	125,000	164,128

Road & Rail (0.4%)
CSX Corp. 3.250%, 6/1/27	100,000	113,438
Union Pacific Corp. 3.950%, 9/10/28	150,000	178,611

		292,049

Total Industrials		2,072,515

Information Technology (3.6%)
IT Services (1.1%)
Fidelity National Information Services, Inc. 3.000%, 8/15/26	60,000	66,948
Fiserv, Inc. 3.500%, 7/1/29	175,000	200,018
International Business Machines Corp.
6.220%, 8/1/27	50,000	65,402
3.500%, 5/15/29	100,000	114,981
Mastercard, Inc. 2.950%, 6/1/29	125,000	140,369
PayPal Holdings, Inc. 2.850%, 10/1/29	50,000	55,538
Visa, Inc.
3.150%, 12/14/25	75,000	83,959
2.050%, 4/15/30	100,000	106,501

		833,716

Semiconductors & Semiconductor Equipment (1.3%)
Broadcom Corp.
3.875%, 1/15/27	69,000	77,818
3.500%, 1/15/28	420,000	462,292
Intel Corp.
3.150%, 5/11/27	75,000	83,942
3.900%, 3/25/30	75,000	90,246
NXP BV 4.300%, 6/18/29§	89,000	105,762
QUALCOMM, Inc. 3.250%, 5/20/27	93,000	105,211

		925,271

Software (0.4%)
Microsoft Corp. 3.300%, 2/6/27	190,000	216,540
Oracle Corp. 3.250%, 11/15/27	100,000	114,261

		330,801

Technology Hardware, Storage & Peripherals (0.8%)
Apple, Inc.
3.250%, 2/23/26	155,000	174,614
2.900%, 9/12/27	155,000	173,646
1.250%, 8/20/30	50,000	49,705
Dell International LLC 6.020%, 6/15/26§	165,000	200,681

		598,646

Total Information Technology		2,688,434

Materials (0.5%)
Chemicals (0.3%)
Dow Chemical Co. (The) 3.625%, 5/15/26	75,000	84,771
DuPont de Nemours, Inc. 4.725%, 11/15/28	100,000	121,924

		206,695

Containers & Packaging (0.2%)
WRKCo. Inc. 4.900%, 3/15/29	130,000	160,051

Total Materials		366,746

Real Estate (1.2%)
Equity Real Estate Investment Trusts (REITs) (1.2%)
Alexandria Real Estate Equities, Inc. (REIT) 3.950%, 1/15/28	65,000	75,459
American Tower Corp. (REIT)
3.375%, 10/15/26	125,000	140,326
1.875%, 10/15/30	60,000	60,296
Boston Properties LP (REIT) 2.750%, 10/1/26	75,000	81,434
Crown Castle International Corp. (REIT) 3.800%, 2/15/28	125,000	142,624
Digital Realty Trust LP (REIT) 3.600%, 7/1/29	70,000	80,196
Equinix, Inc. (REIT) 3.200%, 11/18/29	115,000	126,723
Healthpeak Properties, Inc. (REIT) 3.250%, 7/15/26	40,000	44,694
Ventas Realty LP (REIT) 3.250%, 10/15/26	60,000	66,055
Welltower, Inc. (REIT) 4.250%, 4/1/26	75,000	87,545

Total Real Estate		905,352

Utilities (2.6%)
Electric Utilities (2.0%)
American Electric Power Co., Inc. 2.300%, 3/1/30	50,000	52,182
Series J 4.300%, 12/1/28	75,000	88,954
Duke Energy Corp.
3.150%, 8/15/27	155,000	173,174
2.450%, 6/1/30	205,000	216,767
Entergy Corp. 2.800%, 6/15/30	110,000	118,334
Exelon Corp. 3.400%, 4/15/26	175,000	195,980

See Notes to Financial Statements.

1068

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Nevada Power Co.
Series CC 3.700%, 5/1/29	$80,000	$93,611
NextEra Energy Capital Holdings, Inc. 3.550%, 5/1/27	175,000	198,157
Southern California Edison Co. 2.250%, 6/1/30	105,000	108,988
Southern Co. (The) 3.250%, 7/1/26	175,000	196,455
Series A 3.700%, 4/30/30	35,000	40,169

		1,482,771

Multi-Utilities (0.6%)
Berkshire Hathaway Energy Co. 3.250%, 4/15/28	50,000	57,049
Dominion Energy, Inc. 4.250%, 6/1/28	75,000	88,675
Series C 3.375%, 4/1/30	100,000	113,745
Sempra Energy 3.400%, 2/1/28	130,000	147,384

		406,853

Total Utilities		1,889,624

Total Corporate Bonds		29,118,934

Total Long-Term Debt Securities (39.4%) (Cost $27,422,845)		29,118,934

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
Occidental Petroleum Corp., expiring 8/3/27* (Cost $401)	81	552

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (21.3%)
JPMorgan Prime Money Market Fund, IM Shares	15,726,951	15,734,814

Total Short-Term Investment (21.3%) (Cost $15,734,899)		15,734,814

Total Investments in Securities (97.4%) (Cost $65,249,547)		72,043,700
Other Assets Less Liabilities (2.6%)		1,927,869

Net Assets (100%)		$73,971,569

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2020, the market value of these securities amounted to $774,498 or 1.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2020.

Glossary:

ICE	— Intercontinental Exchange
LIBOR	— London Interbank Offered Rate
SOFR	— Secured Overnight Financing Rate
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
MSCI EAFE E-Mini Index	126	3/2021	USD	13,424,040	281,984
Russell 2000 E-Mini Index	21	3/2021	USD	2,073,540	57,640
S&P Midcap 400 E-Mini Index	7	3/2021	USD	1,612,450	42,830

					382,454

See Notes to Financial Statements.

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EQ/INVESCO MODERATE GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$2,768,540	$—	$—	$2,768,540
Consumer Discretionary	3,311,255	—	—	3,311,255
Consumer Staples	1,680,450	—	—	1,680,450
Energy	591,151	—	—	591,151
Financials	2,731,324	—	—	2,731,324
Health Care	3,509,198	—	—	3,509,198
Industrials	2,182,387	—	—	2,182,387
Information Technology	7,273,025	—	—	7,273,025
Materials	689,241	—	—	689,241
Real Estate	594,612	—	—	594,612
Utilities	700,619	—	—	700,619
Corporate Bonds
Communication Services	—	2,305,037	—	2,305,037
Consumer Discretionary	—	1,253,154	—	1,253,154
Consumer Staples	—	2,101,068	—	2,101,068
Energy	—	2,577,064	—	2,577,064
Financials	—	9,895,481	—	9,895,481
Health Care	—	3,064,459	—	3,064,459
Industrials	—	2,072,515	—	2,072,515
Information Technology	—	2,688,434	—	2,688,434
Materials	—	366,746	—	366,746
Real Estate	—	905,352	—	905,352
Utilities	—	1,889,624	—	1,889,624
Exchange Traded Funds	1,157,598	—	—	1,157,598
Futures	382,454	—	—	382,454
Short-Term Investment
Investment Company	15,734,814	—	—	15,734,814
Warrant
Energy	552	—	—	552

Total Assets	$43,307,220	$29,118,934	$—	$72,426,154

Total Liabilities	$—	$—	$—	$—

Total	$43,307,220	$29,118,934	$—	$72,426,154

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$382,454	*

Total		$382,454

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(361,044)	$(361,044)

Total	$(361,044)	$(361,044)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$274,846	$274,846

Total	$274,846	$274,846

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $19,026,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$43,628,517
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$24,676,103

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,393,265
Aggregate gross unrealized depreciation	(636,698)

Net unrealized appreciation	$6,756,567

Federal income tax cost of investments in securities and derivative instruments, if applicable	$65,669,587

For the year ended December 31, 2020, the Portfolio incurred approximately $39 as brokerage commissions with Invesco Capital Markets, Inc., an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (Cost $65,249,547)	$72,043,700
Cash	500,000
Cash held as collateral at broker for futures	1,435,000
Dividends, interest and other receivables	242,735
Receivable for Portfolio shares sold	69,440
Other assets	3,406

Total assets	74,294,281

LIABILITIES
Payable for securities purchased	111,877
Due to broker for futures variation margin	107,275
Investment management fees payable	29,002
Distribution fees payable – Class IB	12,799
Administrative fees payable	7,558
Payable for interest purchased	649
Payable for Portfolio shares redeemed	106
Trustees’ fees payable	42
Accrued expenses	53,404

Total liabilities	322,712

NET ASSETS	$73,971,569

Net assets were comprised of:
Paid in capital	$68,878,458
Total distributable earnings (loss)	5,093,111

Net assets	$73,971,569

Class IB
Net asset value, offering and redemption price per share, $61,622,977 / 5,392,091 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.43

Class K
Net asset value, offering and redemption price per share, $12,348,592 / 1,080,146 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.43

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Interest	$600,078
Dividends (net of $25 foreign withholding tax)	454,912

Total income	1,054,990

EXPENSES
Investment management fees	456,851
Distribution fees – Class IB	114,527
Administrative fees	70,603
Professional fees	53,426
Custodian fees	29,000
Printing and mailing expenses	28,251
Trustees’ fees	1,638
Offering costs	1,570
Miscellaneous	4,316

Gross expenses	760,182
Less: Waiver from investment manager	(119,435)

Net expenses	640,747

NET INVESTMENT INCOME (LOSS)	414,243

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	958,347
Futures contracts	(361,044)

Net realized gain (loss)	597,303

Change in unrealized appreciation (depreciation) on:
Investments in securities	5,554,961
Futures contracts	274,846

Net change in unrealized appreciation (depreciation)	5,829,807

NET REALIZED AND UNREALIZED GAIN (LOSS)	6,427,110

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,841,353

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	February 1, 2019* to December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$414,243	$303,524
Net realized gain (loss)	597,303	1,318,789
Net change in unrealized appreciation (depreciation)	5,829,807	1,346,800

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,841,353	2,969,113

Distributions to shareholders:
Class IB	(2,800,034)	(937,295)
Class K	(597,526)	(402,039)

Total distributions to shareholders	(3,397,560)	(1,339,334)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [2,503,906 and 2,653,065 shares, respectively]	26,845,551	28,522,170
Capital shares issued in reinvestment of dividends and distributions [ 249,541 and 86,078 shares, respectively]	2,800,034	937,295
Capital shares repurchased [(92,838) and (7,661) shares, respectively]	(1,022,447)	(84,171)

Total Class IB transactions	28,623,138	29,375,294

Class K
Capital shares sold [0 and 990,000 shares, respectively]	—	9,900,000
Capital shares issued in reinvestment of dividends and distributions [ 53,225 and 36,921 shares, respectively]	597,526	402,039

Total Class K transactions	597,526	10,302,039

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	29,220,664	39,677,333

TOTAL INCREASE (DECREASE) IN NET ASSETS	32,664,457	41,307,112
NET ASSETS:
Beginning of period	41,307,112	—

End of period	$73,971,569	$41,307,112

* Commencement of Operations.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2020		February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$10.99		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07		0.13
Net realized and unrealized gain (loss)	0.92		1.24

Total from investment operations	0.99		1.37

Less distributions:
Dividends from net investment income	(0.06)		(0.09)
Distributions from net realized gains	(0.49)		(0.29)

Total dividends and distributions	(0.55)		(0.38)

Net asset value, end of period	$11.43		$10.99

Total return (b)	9.14%		13.75%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$61,623		$30,019
Ratio of expenses to average net assets:
After waivers (a)(f)	1.17	%(j)	1.15	%(j)
Before waivers (a)(f)	1.38%		1.64%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.67%		1.34	%(l)
Before waivers (a)(f)	0.46%		0.85	%(l)
Portfolio turnover rate^	57%		114	%(z)

Class K	Year Ended December 31, 2020		February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$10.99		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11		0.17
Net realized and unrealized gain (loss)	0.91		1.22

Total from investment operations	1.02		1.39

Less distributions:
Dividends from net investment income	(0.09)		(0.11)
Distributions from net realized gains	(0.49)		(0.29)

Total dividends and distributions	(0.58)		(0.40)

Net asset value, end of period	$11.43		$10.99

Total return (b)	9.39%		14.00%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$12,349		$11,288
Ratio of expenses to average net assets:
After waivers (a)(f)	0.92	%(j)	0.90	%(j)
Before waivers (a)(f)	1.13%		1.58%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.97%		1.70	%(l)
Before waivers (a)(f)	0.76%		1.02	%(l)
Portfolio turnover rate^	57%		114	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.95% for Class K and 1.20% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1074

EQ/JANUS ENTERPRISE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Janus Capital Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	18.78%	14.26%	9.81%
Portfolio – Class IB Shares	18.81	14.27	9.78
Portfolio – Class K Shares*	19.11	14.55	11.57
Russell Midcap® Growth Index	35.59	18.66	15.04

* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 18.81% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell Midcap® Growth Index, which returned 35.59% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection and an underweight in consumer discretionary contributed to relative performance.

•	A lack of exposure to the consumer staples sector aided relative results.

•	Not owning energy stocks benefited relative performance.

•	Wayfair, Inc., Nice Systems Ltd. and Catalent, Inc. were top contributors to relative performance.

What hurt performance during the year:

•	Stock selection in information technology detracted from relative performance.

•	Stock selection in health care weighed on relative performance.

•	Stock selection and an overweight in financials detracted.

•	Boston Scientific Corp., Sensata Technologies Holding plc and Cimpress plc were prominent detractors from relative performance.

Portfolio Positioning and Outlook — Janus Capital Management LLC

As we look ahead to 2021, we believe the rollout of vaccines and the normalization of the economy could lead to renewed appreciation for the moderately priced, sustainable growth companies we own. At the same time, we recognize that recent market imbalances may persist in the short term, especially as it may take time for people to return to pre-pandemic behavior even after a vaccine is widely available. We also remain concerned about pockets of the market where we believe recent valuation gains have been driven more by speculation than by fundamentals. While a few of these stocks may warrant such prices, we believe it is incredibly optimistic to expect most to deliver the sustained rapid earnings growth needed to justify such valuations, especially considering historic growth rates. For this reason, we have remained disciplined in our approach to valuation, even as we have continued to focus on companies we believe can deliver sustained growth over a three- to five-year period. These include companies with durable competitive advantages and large addressable markets with higher barriers to entry, which will enable companies to raise prices if higher inflation accompanies an economic rebound. We also believe the recent period has led to new innovations, especially in the digital economy. We remain on the lookout for opportunities to capitalize on these changes by investing in reasonably valued companies we believe are positioned for strong relative growth over longer time horizons.

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EQ/JANUS ENTERPRISE PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2020	% of Net Assets
Information Technology	38.6%
Health Care	18.2
Industrials	15.9
Financials	10.8
Consumer Discretionary	7.1
Real Estate	2.5
Investment Company	2.2
Materials	1.3
Utilities	1.2
Communication Services	0.5
Repurchase Agreements	0.2
Cash and Other	1.5

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,290.10	$6.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33
Class IB
Actual	1,000.00	1,290.90	6.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33
Class K
Actual	1,000.00	1,292.10	4.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.12	4.06

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.05%, 1.05% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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EQ/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (0.5%)
Entertainment (0.5%)
Liberty Media Corp.-Liberty Formula One, Class C*	185,655	$7,908,903

Total Communication Services		7,908,903

Consumer Discretionary (7.1%)
Auto Components (0.6%)
Visteon Corp.*	78,871	9,899,888

Diversified Consumer Services (1.8%)
frontdoor, Inc.*	208,463	10,466,927
Terminix Global Holdings, Inc.*	319,908	16,318,507

		26,785,434

Hotels, Restaurants & Leisure (0.9%)
Airbnb, Inc., Class A (x)*	11,798	1,731,946
Aramark	314,958	12,119,584

		13,851,530

Internet & Direct Marketing Retail (0.8%)
DoorDash, Inc., Class A (x)*	9,750	1,391,813
Wayfair, Inc., Class A*	46,335	10,462,906

		11,854,719

Specialty Retail (1.9%)
Burlington Stores, Inc.*	38,126	9,971,855
CarMax, Inc.*	208,585	19,702,939

		29,674,794

Textiles, Apparel & Luxury Goods (1.1%)
Gildan Activewear, Inc.	588,241	16,476,631

Total Consumer Discretionary		108,542,996

Financials (10.8%)
Banks (0.9%)
SVB Financial Group*	35,546	13,785,805

Capital Markets (4.3%)
Cboe Global Markets, Inc.	95,254	8,870,052
Charles Schwab Corp. (The)	226,313	12,003,642
LPL Financial Holdings, Inc.	335,895	35,006,977
MSCI, Inc.	21,954	9,803,120

		65,683,791

Insurance (5.6%)
Aon plc, Class A	158,820	33,553,901
Intact Financial Corp.	226,437	26,811,678
W R Berkley Corp.	319,772	21,239,256
Willis Towers Watson plc	14,413	3,036,531

		84,641,366

Total Financials		164,110,962

Health Care (18.2%)
Biotechnology (2.5%)
Abcam plc (ADR) (x)*	188,368	4,059,331
Ascendis Pharma A/S (ADR)*	36,349	6,062,286
BioMarin Pharmaceutical, Inc.*	112,245	9,842,764
Neurocrine Biosciences, Inc.*	95,452	9,149,074
Sarepta Therapeutics, Inc.*	51,862	8,841,952

		37,955,407

Health Care Equipment & Supplies (8.0%)
Boston Scientific Corp.*	667,085	23,981,706
Cooper Cos., Inc. (The)	77,446	28,137,681
Dentsply Sirona, Inc.	235,277	12,319,104
ICU Medical, Inc.*	68,953	14,789,729
STERIS plc	91,537	17,349,923
Teleflex, Inc.	36,030	14,828,867
Varian Medical Systems, Inc.*	62,124	10,872,321

		122,279,331

Life Sciences Tools & Services (4.0%)
Illumina, Inc.*	26,680	9,871,600
PerkinElmer, Inc.	126,929	18,214,311
PRA Health Sciences, Inc.*	117,904	14,789,878
Waters Corp.*	69,043	17,082,619

		59,958,408

Pharmaceuticals (3.7%)
Bristol-Myers Squibb Co.	105,243	6,528,223
Catalent, Inc.*	275,277	28,648,077
Elanco Animal Health, Inc.*	380,859	11,680,946
Royalty Pharma plc, Class A	184,522	9,235,326

		56,092,572

Total Health Care		276,285,718

Industrials (15.9%)
Aerospace & Defense (2.5%)
L3Harris Technologies, Inc.	95,663	18,082,220
Teledyne Technologies, Inc.*	51,621	20,234,400

		38,316,620

Airlines (1.0%)
Ryanair Holdings plc (ADR)*	137,532	15,125,769

Commercial Services & Supplies (2.3%)
Cimpress plc*	117,922	10,346,476
Ritchie Bros Auctioneers, Inc.	356,264	24,778,161

		35,124,637

Electrical Equipment (2.3%)
Sensata Technologies Holding plc*	668,662	35,265,234

Machinery (3.3%)
Ingersoll Rand, Inc.*	365,262	16,641,337
Middleby Corp. (The)*	69,945	9,017,309
Rexnord Corp.	314,146	12,405,625
Westinghouse Air Brake Technologies Corp.	170,984	12,516,029

		50,580,300

Professional Services (2.6%)
CoStar Group, Inc.*	16,234	15,004,762
IHS Markit Ltd.	111,603	10,025,297
Verisk Analytics, Inc.	71,262	14,793,279

		39,823,338

Road & Rail (1.0%)
JB Hunt Transport Services, Inc.	104,450	14,273,093

See Notes to Financial Statements.

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EQ/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Trading Companies & Distributors (0.9%)
Ferguson plc	106,608	$12,951,667

Total Industrials		241,460,658

Information Technology (38.6%)
Electronic Equipment, Instruments & Components (6.0%)
Dolby Laboratories, Inc., Class A	168,805	16,396,030
Flex Ltd.*	1,115,889	20,063,684
National Instruments Corp.	444,486	19,530,715
TE Connectivity Ltd.	290,633	35,186,937

		91,177,366

IT Services (12.7%)
Amdocs Ltd.	351,025	24,898,203
Broadridge Financial Solutions, Inc.	216,147	33,113,720
Edenred	223,074	12,647,577
Euronet Worldwide, Inc.*	57,952	8,398,404
Fidelity National Information Services, Inc.	170,514	24,120,911
Global Payments, Inc.	127,487	27,463,250
GoDaddy, Inc., Class A*	348,776	28,930,969
WEX, Inc.*	160,223	32,610,187

		192,183,221

Semiconductors & Semiconductor Equipment (9.1%)
KLA Corp.	138,133	35,764,015
Lam Research Corp.	64,275	30,355,154
Microchip Technology, Inc.	272,141	37,585,393
NXP Semiconductors NV	58,180	9,251,202
ON Semiconductor Corp.*	645,716	21,134,285
Xilinx, Inc.	33,028	4,682,380

		138,772,429

Software (10.8%)
Atlassian Corp. plc, Class A*	110,892	25,934,312
Bill.com Holdings, Inc.*	20,621	2,814,766
Ceridian HCM Holding, Inc.*	228,720	24,372,403
Constellation Software, Inc.	22,812	29,622,446
Dynatrace, Inc.*	103,284	4,469,099
Nice Ltd. (ADR)*	134,045	38,007,119
SS&C Technologies Holdings, Inc.	532,504	38,739,666
Topicus.com, Inc.*	42,426	160,395

		164,120,206

Total Information Technology		586,253,222

Materials (1.3%)
Containers & Packaging (1.3%)
Sealed Air Corp.	425,240	19,471,740

Total Materials		19,471,740

Real Estate (2.5%)
Equity Real Estate Investment Trusts (REITs) (2.5%)
Crown Castle International Corp. (REIT)	69,311	11,033,618
Lamar Advertising Co. (REIT), Class A	333,389	27,744,633

Total Real Estate		38,778,251

Utilities (1.2%)
Electric Utilities (1.2%)
Alliant Energy Corp.	351,952	18,136,086

Total Utilities		18,136,086

Total Common Stocks (96.1%) (Cost $912,399,986)		1,460,948,536

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Oncternal Therapeutics, Inc., CVR(r)* (Cost $—)	29	—

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (2.2%)
JPMorgan Prime Money Market Fund, IM Shares	33,887,322	33,904,266

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.2%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $300,004, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $306,001. (xx)	$300,000	300,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $1,000,022, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $1,020,004. (xx)	1,000,000	1,000,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $1,646,155, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $1,679,069. (xx)	1,646,146	1,646,146

Total Repurchase Agreements		2,946,146

Total Short-Term Investments (2.4%) (Cost $36,855,957)		36,850,412

Total Investments in Securities (98.5%) (Cost $949,255,943)		1,497,798,948
Other Assets Less Liabilities (1.5%)		22,542,551

Net Assets (100%)		$1,520,341,499

See Notes to Financial Statements.

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EQ/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

*	Non-income producing.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $2,886,779. This was collateralized by cash of $2,946,146 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR — American Depositary Receipt

CVR — Contingent Value Right

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$7,908,903	$—	$—		$7,908,903
Consumer Discretionary	108,542,996	—	—		108,542,996
Financials	164,110,962	—	—		164,110,962
Health Care	276,285,718	—	—		276,285,718
Industrials	228,508,991	12,951,667	—		241,460,658
Information Technology	573,445,250	12,807,972	—		586,253,222
Materials	19,471,740	—	—		19,471,740
Real Estate	38,778,251	—	—		38,778,251
Utilities	18,136,086	—	—		18,136,086
Rights
Health Care	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Company	33,904,266	—	—		33,904,266
Repurchase Agreements	—	2,946,146	—		2,946,146

Total Assets	$1,469,093,163	$28,705,785	$—		$1,497,798,948

Total Liabilities	$—	$—	$—		$—

Total	$1,469,093,163	$28,705,785	$—		$1,497,798,948

(a)	Value is zero.

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$448,922,099
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$559,933,612

See Notes to Financial Statements.

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EQ/JANUS ENTERPRISE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$545,300,131
Aggregate gross unrealized depreciation	(829,649)

Net unrealized appreciation	$544,470,482

Federal income tax cost of investments in securities and derivative instruments, if applicable	$953,328,466

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $946,309,797)	$1,494,852,802
Repurchase Agreements (Cost $2,946,146)	2,946,146
Cash	24,669,000
Receivable for securities sold	1,565,978
Dividends, interest and other receivables	449,803
Receivable for Portfolio shares sold	444,815
Securities lending income receivable	2,517
Other assets	5,284

Total assets	1,524,936,345

LIABILITIES
Payable for return of collateral on securities loaned	2,946,146
Investment management fees payable	829,615
Payable for Portfolio shares redeemed	312,007
Distribution fees payable – Class IB	247,809
Administrative fees payable	119,346
Distribution fees payable – Class IA	27,781
Trustees’ fees payable	3,545
Accrued expenses	108,597

Total liabilities	4,594,846

NET ASSETS	$1,520,341,499

Net assets were comprised of:
Paid in capital	$948,374,319
Total distributable earnings (loss)	571,967,180

Net assets	$1,520,341,499

Class IA
Net asset value, offering and redemption price per share, $133,526,315 / 5,817,425 shares outstanding (unlimited amount authorized: $0.01 par value)	$22.95

Class IB
Net asset value, offering and redemption price per share, $1,192,163,514 / 52,872,628 shares outstanding (unlimited amount authorized: $0.01 par value)	$22.55

Class K
Net asset value, offering and redemption price per share, $194,651,670 / 8,271,596 shares outstanding (unlimited amount authorized: $0.01 par value)	$23.53

(x)	Includes value of securities on loan of $2,886,779.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $166,141 foreign withholding tax)	$10,195,668
Interest	105,259
Securities lending (net)	43,162

Total income	10,344,089

EXPENSES
Investment management fees	8,002,642
Distribution fees – Class IB	2,413,919
Administrative fees	1,117,867
Distribution fees – Class IA	251,268
Custodian fees	105,000
Printing and mailing expenses	99,525
Professional fees	88,024
Trustees’ fees	39,450
Miscellaneous	20,068

Gross expenses	12,137,763
Less: Waiver from investment manager	(77,762)

Net expenses	12,060,001

NET INVESTMENT INCOME (LOSS)	(1,715,912)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	159,163,507
Foreign currency transactions	3,737

Net realized gain (loss)	159,167,244

Change in unrealized appreciation (depreciation) on:
Investments in securities	90,851,035
Foreign currency translations	(99)

Net change in unrealized appreciation (depreciation)	90,850,936

NET REALIZED AND UNREALIZED GAIN (LOSS)	250,018,180

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$248,302,268

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,715,912)	$(349,409)
Net realized gain (loss)	159,167,244	75,534,665
Net change in unrealized appreciation (depreciation)	90,850,936	230,767,833

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	248,302,268	305,953,089

Distributions to shareholders:
Class IA	(12,798,247)	(5,212,595)
Class IB	(115,959,097)	(58,327,684)
Class K	(18,123,699)	(2,887,619)

Total distributions to shareholders	(146,881,043)	(66,427,898)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 1,299,068 and 328,931 shares, respectively ]	26,788,016	6,824,215
Capital shares issued in connection with merger (Note 8) [ 694,458 and 0 shares, respectively ]	14,434,784	—
Capital shares issued in reinvestment of dividends and distributions [ 578,904 and 246,944 shares, respectively]	12,798,247	5,212,595
Capital shares repurchased [ (831,344) and (699,468) shares, respectively ]	(17,208,586)	(13,883,413)

Total Class IA transactions	36,812,461	(1,846,603)

Class IB
Capital shares sold [ 2,818,651 and 2,712,246 shares, respectively ]	54,141,901	54,809,638
Capital shares issued in connection with merger (Note 8) [ 6,697,571 and 0 shares, respectively ]	137,001,812	—
Capital shares issued in reinvestment of dividends and distributions [ 5,338,371 and 2,807,604 shares, respectively ]	115,959,097	58,327,684
Capital shares repurchased [ (7,642,197) and (5,772,388) shares, respectively ]	(154,900,339)	(116,183,868)

Total Class IB transactions	152,202,471	(3,046,546)

Class K
Capital shares sold [ 1,280,278 and 257,958 shares, respectively ]	27,591,135	5,489,629
Capital shares issued in connection with merger (Note 8) [ 4,763,159 and 0 shares, respectively ]	101,116,936	—
Capital shares issued in reinvestment of dividends and distributions [ 799,847 and 134,111 shares, respectively]	18,123,699	2,887,619
Capital shares repurchased [ (748,219) and (417,268) shares, respectively ]	(15,193,460)	(8,689,392)

Total Class K transactions	131,638,310	(312,144)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	320,653,242	(5,205,293)

TOTAL INCREASE (DECREASE) IN NET ASSETS	422,074,467	234,319,898
NET ASSETS:
Beginning of year	1,098,267,032	863,947,134

End of year	$1,520,341,499	$1,098,267,032

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019		2018	2017	2016
Net asset value, beginning of year	$21.44	$16.72		$18.05	$15.73	$16.45

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.04)	(0.01)		(0.02)	(0.02)	(0.01	)###
Net realized and unrealized gain (loss)	3.95	6.08		(0.25)	4.28	(0.70)

Total from investment operations	3.91	6.07		(0.27)	4.26	(0.71)

Less distributions:
Dividends from net investment income	—	—	#	—	—	—
Distributions from net realized gains	(2.40)	(1.35)		(1.06)	(1.94)	(0.01)

Total dividends and distributions	(2.40)	(1.35)		(1.06)	(1.94)	(0.01)

Net asset value, end of year	$22.95	$21.44		$16.72	$18.05	$15.73

Total return	18.78%	36.48	%(cc)	(1.79)%	27.88%	(4.34)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$133,526	$87,386		$70,224	$75,784	$64,274
Ratio of expenses to average net assets:
After waivers (f)	1.05%	1.05%		1.07%	1.08%	1.08%
Before waivers (f)	1.06%	1.07%		1.07%	1.08%	1.08%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.17)%	(0.04)%		(0.12)%	(0.10)%	(0.09	)%(bb)
Before waivers (f)	(0.18)%	(0.06)%		(0.12)%	(0.10)%	(0.09	)%(bb)
Portfolio turnover rate^	40%	10%		13%	12%	34%

	Year Ended December 31,
Class IB	2020	2019		2018	2017	2016
Net asset value, beginning of year	$21.10	$16.47		$17.80	$15.53	$16.24

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.03)	(0.01)		(0.02)	(0.02)	(0.01	)###
Net realized and unrealized gain (loss)	3.88	5.99		(0.25)	4.23	(0.69)

Total from investment operations	3.85	5.98		(0.27)	4.21	(0.70)

Less distributions:
Dividends from net investment income	—	—	#	—	—	—
Distributions from net realized gains	(2.40)	(1.35)		(1.06)	(1.94)	(0.01)

Total dividends and distributions	(2.40)	(1.35)		(1.06)	(1.94)	(0.01)

Net asset value, end of year	$22.55	$21.10		$16.47	$17.80	$15.53

Total return	18.81%	36.49	%(cc)	(1.81)%	27.92%	(4.33)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,192,164	$963,278		$756,220	$812,885	$685,996
Ratio of expenses to average net assets:
After waivers (f)	1.05%	1.05%		1.07%	1.08%	1.08%
Before waivers (f)	1.06%	1.07%		1.07%	1.08%	1.08%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.17)%	(0.04)%		(0.12)%	(0.10)%	(0.09	)%(bb)
Before waivers (f)	(0.17)%	(0.06)%		(0.12)%	(0.10)%	(0.09	)%(bb)
Portfolio turnover rate^	40%	10%		13%	12%	34%

See Notes to Financial Statements.

1083

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EQ/JANUS ENTERPRISE PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019		2018	2017	2016
Net asset value, beginning of year	$21.87	$17.03		$18.32	$15.90	$16.59

Income (loss) from investment operations:
Net investment income (loss) (e)	0.01 †	0.04		0.03	0.03	0.02	###
Net realized and unrealized gain (loss)	4.05	6.20		(0.26)	4.33	(0.70)

Total from investment operations	4.06	6.24		(0.23)	4.36	(0.68)

Less distributions:
Dividends from net investment income	—	(0.05)		—	—	—
Distributions from net realized gains	(2.40)	(1.35)		(1.06)	(1.94)	(0.01)

Total dividends and distributions	(2.40)	(1.40)		(1.06)	(1.94)	(0.01)

Net asset value, end of year	$23.53	$21.87		$17.03	$18.32	$15.90

Total return	19.11%	36.82	%(cc)	(1.54)%	28.22%	(4.12)%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$194,652	$47,603		$37,503	$39,406	$32,139
Ratio of expenses to average net assets:
After waivers (f)	0.80%	0.80%		0.82%	0.83%	0.83%
Before waivers (f)	0.81%	0.82%		0.82%	0.83%	0.83%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.06%	0.20%		0.13%	0.15%	0.16	%(bb)
Before waivers (f)	0.06%	0.19%		0.13%	0.15%	0.16	%(bb)
Portfolio turnover rate^	40%	10%		13%	12%	34%
#	Per share amount is less than $0.005.
###	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.06), $(0.06) and $(0.02) for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
†

The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios would have been 0.31%, 0.30% and 0.31% lower for Class IA, Class IB and Class K, respectively.
(cc)	Includes income resulting from a litigation payment. Without this income, the total return would have been 36.29% for Class IA, 36.29% for Class IB and 36.63% for Class K.

See Notes to Financial Statements.

1084

EQ/JPMORGAN GROWTH ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	J.P. Morgan Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	8.76%	6.59%
EQ/JPMorgan Growth Allocation Index	12.08	9.23
S&P 500® Index	18.40	14.88
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.73	3.89

* Date of inception 11/13/17. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.76% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the EQ/JPMorgan Growth Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 12.08%, 18.40% and 5.73%, respectively.

Asset Class Overview

The year 2020 will forever be remembered as the year of the virus. At the start of 2020, the macroeconomic environment looked primed for a modest acceleration following the tariff-induced slowdown in manufacturing, trade and industry in 2019. As the global outbreak of COVID-19 gathered force in the first quarter, various forms of lockdowns and quarantines ensued, sending the global economy into recession. Governments and central banks intervened quickly and forcefully, with stimulus packages of unprecedented size and scope, and markets were quick to react. Investors began to price in a recovery for an economy that had been on sound footing before the virus outbreak, and the market quickly exhibited the fastest rebound on record, with the S&P 500 Index experiencing pre-virus levels by August. Though cases of COVID-19 continued to rise throughout the fall, markets rose in November on the back of a vaccine rollout led by Pfizer and Moderna, as well as tempered volatility after the U.S. election. Moving into year end, Congress approved an additional $900 billion stimulus package in the form of direct payments to individuals and expanded unemployment benefits.

Portfolio Highlights

The Portfolio’s risk managed framework de-risked during the year and detracted from performance, while strategic asset allocation contributed.

How did derivatives contribute/detract from performance during the year?

•	The team uses derivatives in the form of futures predominately throughout the Portfolio. Futures offer an efficient way to gain access to various markets.

Portfolio Positioning and Outlook — J.P. Morgan Investment Management Inc.

The global recovery is set to broaden out, with 2021 likely to see growth above trend. Ample slack in the economy suggests inflation will pick up only slowly, so monetary policy is likely to remain supportive throughout the year. Nevertheless, the main driver of asset returns likely transitions from liquidity to growth over the course of 2021. This implies potential for short-lived pockets of volatility, but over the year as a whole we anticipate benign market conditions and a continued decline in volatility. At year end, we maintained a pro-risk tilt, spread across stocks and credit. The Portfolio was underweight equities by ~1.7%, split between U.S. and Developed International. We prefer cyclical equities including U.S. small cap, Europe and Japan, and were underweight the UK.

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EQ/JPMORGAN GROWTH ALLOCATION PORTFOLIO (Unaudited)

Portfolio Characteristics As of December 31, 2020
Weighted Average Life (Years)	N/A
Weighted Average Coupon (%)	1.72
Weighted Average Effective Duration (Years)*	3.94
Weighted Average Rating**	AAA

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2020	% of Net Assets
Exchange-Traded Funds	52.2%
U.S. Government Agency Securities	26.9
U.S. Treasury Obligations	20.7
Cash and Other	0.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,125.00	$6.18
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.32	5.87

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.16%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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EQ/JPMORGAN GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Fixed Income (35.0%)
iShares 1-3 Year Treasury Bond ETF	388,205	$33,533,148
iShares 3-7 Year Treasury Bond ETF	91,853	12,214,612
iShares 7-10 Year Treasury Bond ETF	34,962	4,193,692
SPDR Portfolio Intermediate Term Treasury ETF	1,022,098	33,790,560

Total Fixed Income		83,732,012

Equity (17.2%)
Vanguard S&P 500 ETF	120,220	41,318,411

Total Exchange Traded Funds (52.2%) (Cost $111,556,234)		125,050,423

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Treasury Obligations (4.0%)
U.S. Treasury Notes 2.500%, 1/31/21#	$9,699,000	9,716,324

Total Long-Term Debt Securities (4.0%) (Cost $9,712,931)		9,716,324

SHORT-TERM INVESTMENTS:
U.S. Government Agency Securities (26.9%)
FFCB 0.05%, 1/12/21 (o)(p)	20,000,000	19,999,696
0.08%, 1/22/21 (o)(p)	2,400,000	2,399,889
0.09%, 1/28/21 (o)(p)	10,000,000	9,999,331
FHLB 0.02%, 1/6/21 (o)(p)	11,863,000	11,862,967
0.02%, 1/8/21 (o)(p)	2,000,000	1,999,992
0.03%, 1/13/21 (o)(p)	8,000,000	7,999,919
0.03%, 1/15/21 (o)(p)	2,700,000	2,699,969
0.04%, 1/20/21 (o)(p)	3,600,000	3,599,924
0.07%, 1/27/21 (o)(p)	4,000,000	3,999,799

Total U.S. Government Agency Securities		64,561,486

U.S. Treasury Obligations (16.7%)
U.S. Treasury Bills 0.05%, 1/21/21 (p)	40,000,000	39,998,720

Total Short-Term Investments (43.6%) (Cost $104,559,480)		104,560,206

Total Investments in Securities (99.8%) (Cost $225,828,645)		239,326,953
Other Assets Less Liabilities (0.2%)		403,606

Net Assets (100%)		$239,730,559

#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $9,365,698.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2020.
(p)	Yield to maturity.

Glossary:

EUR	— European Currency Unit
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
GBP	— British Pound
JPY	— Japanese Yen
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
EURO STOXX 50 Index	548	3/2021	EUR	23,765,979	329,915
FTSE 100 Index	125	3/2021	GBP	10,974,188	(132,541)
Russell 2000 E-Mini Index	267	3/2021	USD	26,363,580	860,638
S&P 500 E-Mini Index	224	3/2021	USD	41,986,560	1,054,743
TOPIX Index	68	3/2021	JPY	11,883,783	310,338

					2,423,093

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$125,050,423	$—	$—	$125,050,423
Futures	2,555,634	—	—	2,555,634
Short-Term Investments
U.S. Government Agency Securities	—	64,561,486	—	64,561,486
U.S. Treasury Obligations	—	49,715,044	—	49,715,044

Total Assets	$127,606,057	$114,276,530	$—	$241,882,587

Liabilities:
Futures	$(132,541)	$—	$—	$(132,541)

Total Liabilities	$(132,541)	$—	$—	$(132,541)

Total	$127,473,516	$114,276,530	$—	$241,750,046

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$2,555,634	*

Total		$2,555,634

	Liability Derivatives
Equity contracts	Payables, Net assets – Unrealized depreciation	$(132,541	)*

Total		$(132,541)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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EQ/JPMORGAN GROWTH ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$10,960,365	$10,960,365

Total	$10,960,365	$10,960,365

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$1,414,189	$1,414,189

Total	$1,414,189	$1,414,189

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $80,886,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$80,923,201
Long-term U.S. government debt securities	3,883,632

$84,806,833

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$49,944,457
Long-term U.S. government debt securities	1,700,199

$51,644,656

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$13,794,549
Aggregate gross unrealized depreciation	(213,396)

Net unrealized appreciation	$13,581,153

Federal income tax cost of investments in securities and derivative instruments, if applicable	$228,168,893

See Notes to Financial Statements.

1089

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EQ/JPMORGAN GROWTH ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (Cost $225,828,645)	$239,326,953
Cash	2,701,699
Due from broker for futures variation margin	177,106
Dividends, interest and other receivables	101,471
Receivable for Portfolio shares sold	100,353
Other assets	866

Total assets	242,408,448

LIABILITIES
Payable for securities purchased	2,405,761
Investment management fees payable	143,723
Distribution fees payable – Class IB	50,004
Administrative fees payable	24,568
Trustees’ fees payable	33
Accrued expenses	53,800

Total liabilities	2,677,889

NET ASSETS	$239,730,559

Net assets were comprised of:
Paid in capital	$214,261,792
Total distributable earnings (loss)	25,468,767

Net assets	$239,730,559

Class IB
Net asset value, offering and redemption price per share, $239,730,559 / 20,728,477 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.57

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends	$1,125,833
Interest	363,750

Total income	1,489,583

EXPENSES
Investment management fees	1,564,251
Distribution fees – Class IB	488,829
Administrative fees	241,648
Professional fees	59,009
Printing and mailing expenses	37,171
Custodian fees	13,000
Trustees’ fees	5,952
Miscellaneous	4,526

Gross expenses	2,414,386
Less: Waiver from investment manager	(149,364)

Net expenses	2,265,022

NET INVESTMENT INCOME (LOSS)	(775,439)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	407,373
Futures contracts	10,960,365
Foreign currency transactions	82,634

Net realized gain (loss)	11,450,372

Change in unrealized appreciation (depreciation) on:
Investments in securities	8,435,157
Futures contracts	1,414,189
Foreign currency translations	13,480

Net change in unrealized appreciation (depreciation)	9,862,826

NET REALIZED AND UNREALIZED GAIN (LOSS)	21,313,198

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$20,537,759

See Notes to Financial Statements.

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EQ/JPMORGAN GROWTH ALLOCATION PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(775,439)	$1,162,960
Net realized gain (loss)	11,450,372	8,317,138
Net change in unrealized appreciation (depreciation)	9,862,826	8,005,928

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	20,537,759	17,486,026

Distributions to shareholders:
Class IB	(4,204,302)	(4,014,617)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 5,535,416 and 7,749,470 shares, respectively ]	58,475,459	80,469,334
Capital shares issued in reinvestment of dividends and distributions [ 393,736 and 373,466 shares, respectively ]	4,204,302	4,014,617
Capital shares repurchased [ (453,693) and (77,271) shares, respectively ]	(4,735,374)	(814,296)

Total Class IB transactions	57,944,387	83,669,655

Class K (b)
Capital shares repurchased [ 0 and (1,001,676) shares, respectively ]	—	(10,531,021)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	57,944,387	73,138,634

TOTAL INCREASE (DECREASE) IN NET ASSETS	74,277,844	86,610,043
NET ASSETS:
Beginning of year	165,452,715	78,842,672

End of year	$239,730,559	$165,452,715

(b) After the close of business on September 4, 2019, operations for Class K ceased and shares of seed capital were fully redeemed.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,						November 13, 2017* to December 31, 2017
Class IB	2020		2019		2018
Net asset value, beginning of period	$10.85		$9.60		$10.15		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	(0.04)		0.10		0.10		0.01
Net realized and unrealized gain (loss)	0.97		1.43		(0.58)		0.16

Total from investment operations	0.93		1.53		(0.48)		0.17

Less distributions:
Dividends from net investment income	—	#	(0.08)		(0.05)		(0.02)
Distributions from net realized gains	(0.21)		(0.20)		(0.02)		—

Total dividends and distributions	(0.21)		(0.28)		(0.07)		(0.02)

Net asset value, end of period	$11.57		$10.85		$9.60		$10.15

Total return (b)	8.76%		15.92%		(4.73)%		1.66%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$239,731		$165,453		$69,223		$102
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.16	%(j)	1.15	%(k)	1.15	%(k)	1.17	%**(m)
Before waivers and reimbursements (a)(f)	1.23%		1.25%		1.55%		3.10%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	(0.40)%		0.91%		0.99%		0.92	%(l)
Before waivers and reimbursements (a)(f)(x)	(0.47)%		0.82%		0.59%		(1.02	)%(l)
Portfolio turnover rate^	50%		14%		62%		1	%(z)

Class K	January 1, 2019 to September 4, 2019‡		Year Ended December 31, 2018		November 13, 2017* to December 31, 2017
Net asset value, beginning of period	$9.60		$10.15		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.08		0.09		0.02
Net realized and unrealized gain (loss)	0.83		(0.54)		0.15

Total from investment operations	0.91		(0.45)		0.17

Less distributions:
Dividends from net investment income	—		(0.08)		(0.02)
Distributions from net realized gains	—		(0.02)		—

Total dividends and distributions	—		(0.10)		(0.02)

Net asset value, end of period	$10.51		$9.60		$10.15

Total return (b)	9.48%		(4.48)%		1.69%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—		$9,619		$10,065
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.90	%(k)	0.90	%(k)	0.92	%**(m)
Before waivers and reimbursements (a)(f)	1.01%		1.47%		2.85%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)(x)	1.21	%(l)	0.91%		1.17	%(l)
Before waivers and reimbursements (a)(f)(x)	1.11	%(l)	0.34%		(0.76	)%(l)
Portfolio turnover rate^	14%		62%		1	%(z)

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
**	Includes Tax Expense of 0.01%.
‡	After the close of business on September 4, 2019 operations for Class K ceased and shares were fully redeemed. The shares are no longer operational, but are still registered.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.20% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.95% for Class K and 1.20% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.96% for Class K and 1.21% for Class IB.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Portfolio invests.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	J.P. Morgan Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	11.07%	11.38%	11.11%
Portfolio – Class IB Shares	11.09	11.39	11.08
Portfolio – Class K Shares*	11.35	11.67	13.24
Russell 1000® Value Index	2.80	9.74	10.50

* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 11.09% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned 2.80% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Strong stock selection and underweight allocations to the information technology and consumer staples sectors contributed to Portfolio results.

•	Overweight allocations to the consumer discretionary and materials sectors also added value.

•

The combination of positive stock selection and an overweight allocation to materials was a primary driver of outperformance. Our position in Celanese Corp. (CE), a chemical company that specializes in manufacturing of engineered materials and acetyls, was a bright spot. The company confirmed that industry conditions have improved as volumes are quickly recovering; CE will be a beneficiary of the shift to electric vehicles which has a greater content of engineered polymers. We continue to have an optimistic outlook on CE.

What hurt performance during the year:

•	Stock selection in the utilities sector was the only detractor from Portfolio results.

•	An underweight allocation to the financials sector amplified the negative impact on Portfolio results, owing to its weak performance.

•

Given the magnitude of outperformance, it’s hard to point to too many areas of weakness for the year. That said, it is worth noting that Wells Fargo & Co. (WFC) was the largest stock specific detractor from performance as it faced a number of industry and company specific headwinds, which accelerated in 2020. WFC has suffered from a lack of loan growth and lower net interest margins, along with all banks, but has been under additional pressure due to the asset cap on their balance sheet. CEO Charlie Scharf recently spoke at a conference in December, suggesting that 2021 will be another year of transition. With patience, we believe WFC’s multiple will reflate given a strong regional deposit banking franchise and management’s commitment to organizational improvement.

Portfolio Positioning and Outlook — J.P. Morgan Investment Management Inc.

Coming into the fourth quarter, there were two huge sources of uncertainty: the potential for a successful COVID vaccine and the U.S. Presidential election. Now that we have more clarity on these two issues, investors are willing to pay up for higher levels of cyclicality, which is clear given the significant rotation we’ve seen within markets.

Until we start to see valuation spreads widen further, we will maintain relatively wide sector bets. Given our conviction in the continuation of an economic recovery, we are also comfortable with the portfolio’s higher beta and pro-cyclical tilt.

At year end, we had a large overweight to the consumer discretionary sector given that the consumer savings rate is high, interest rates remain low, and consumer confidence is strong thanks to the unprecedented amount and speed

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of fiscal stimulus. That said, the nature of how we’re playing the consumer recovery has shifted somewhat.

Early in the spring, we had large exposure to autos and housing; given the rebound in these segments of the economy, we added positions in retail and restaurants. We’ve also added exposure to travel and leisure. We expect travel demand to increase significantly as the vaccine becomes widely distributed, travel restrictions ease and the employment picture improves.

At year end we were overweight the materials sector given strong demand for industrial metals. We initiated a position in Freeport McMoRan which has done well as copper prices are now at seven year highs. Despite strong performance, we see significant room for multiple expansion and believe that demand for copper will strengthen as the economy improves and the growth of electric vehicle production and greater demand for solar panels & wind turbines will remain a tailwind for copper as it is a necessary input for these products.

We increase our weightings to the industrial sector, specifically companies with exposure to aerospace end markets.

It’s clear that the consensus opinion is that rates will stay low for longer given Federal Reserve guidance. What we don’t think is appreciated is that an economic recovery may lead to healthy demand driven inflation which could likely be accompanied by higher rates on the long end of the yield curve. This view along with the fact that banks will be able to release excess reserves and return capital to shareholders via buybacks & dividends has led us to increase our financial holdings. We added Goldman Sachs given that the outlook for mergers and acquisitions is quite positive. Additionally, we added to property and casualty insurers given a hardening in the underwriting cycle.

We had little exposure to the more defensive pockets of the market: real estate investment trusts (REITs), consumer staples, & utilities.

Sector Weightings as of December 31, 2020	% of Net Assets
Financials	17.7%
Industrials	14.9
Health Care	13.6
Consumer Discretionary	12.2
Materials	9.9
Consumer Staples	7.2
Information Technology	7.0
Energy	6.0
Real Estate	5.3
Communication Services	4.3
U.S. Government Agency Securities	1.7
Utilities	0.2
Cash and Other	(0.0)#

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

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Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,333.60	$5.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.23	4.95
Class IB
Actual	1,000.00	1,333.80	5.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.23	4.95
Class K
Actual	1,000.00	1,336.10	4.26
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.49	3.69

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.98%, 0.98% and 0.73%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (4.3%)
Media (4.3%)
Comcast Corp., Class A	542,800	$28,442,720
Discovery, Inc., Class A*	155,600	4,682,004

Total Communication Services		33,124,724

Consumer Discretionary (12.2%)
Automobiles (3.2%)
General Motors Co.	599,330	24,956,101

Hotels, Restaurants & Leisure (2.7%)
Darden Restaurants, Inc.	123,000	14,651,760
Royal Caribbean Cruises Ltd.	87,200	6,512,968

		21,164,728

Household Durables (0.8%)
PulteGroup, Inc.	135,200	5,829,824

Internet & Direct Marketing Retail (0.8%)
Booking Holdings, Inc.*	2,900	6,459,083

Multiline Retail (0.9%)
Kohl’s Corp.	174,600	7,104,474

Specialty Retail (1.5%)
AutoNation, Inc.*	166,900	11,647,951

Textiles, Apparel & Luxury Goods (2.3%)
Carter’s, Inc.	120,250	11,311,918
Tapestry, Inc.	220,200	6,843,816

		18,155,734

Total Consumer Discretionary		95,317,895

Consumer Staples (7.2%)
Beverages (0.9%)
Coca-Cola Co. (The)	135,200	7,414,368

Food & Staples Retailing (4.0%)
US Foods Holding Corp.*	929,000	30,944,990

Food Products (2.3%)
Lamb Weston Holdings, Inc.	229,200	18,047,208

Total Consumer Staples		56,406,566

Energy (6.0%)
Oil, Gas & Consumable Fuels (6.0%)
Diamondback Energy, Inc.	151,200	7,318,080
EOG Resources, Inc.	223,400	11,140,958
Parsley Energy, Inc., Class A	529,600	7,520,320
Phillips 66	116,800	8,168,992
Pioneer Natural Resources Co.	108,800	12,391,232

Total Energy		46,539,582

Financials (17.7%)
Banks (10.0%)
Bank of America Corp.	659,000	19,974,290
Citigroup, Inc.	487,355	30,050,309
Wells Fargo & Co.	925,800	27,940,644

		77,965,243

Capital Markets (2.3%)
Franklin Resources, Inc.	123,700	3,091,263
Goldman Sachs Group, Inc. (The)	24,300	6,408,153
Morgan Stanley	125,800	8,621,074

		18,120,490

Insurance (5.4%)
American International Group, Inc.	402,300	15,231,078
Chubb Ltd.	54,100	8,327,072
Hartford Financial Services Group, Inc. (The)	220,800	10,814,784
Prudential Financial, Inc.	96,400	7,525,948

		41,898,882

Total Financials		137,984,615

Health Care (13.6%)
Biotechnology (3.4%)
Alexion Pharmaceuticals, Inc.*	91,600	14,311,584
Biogen, Inc.*	19,700	4,823,742
Vertex Pharmaceuticals, Inc.*	30,200	7,137,468

		26,272,794

Health Care Equipment & Supplies (1.7%)
Zimmer Biomet Holdings, Inc.	85,000	13,097,650

Health Care Providers & Services (6.4%)
Anthem, Inc.	22,300	7,160,307
Centene Corp.*	92,100	5,528,763
Cigna Corp.	102,800	21,400,904
CVS Health Corp.	109,500	7,478,850
McKesson Corp.	34,700	6,035,024
Universal Health Services, Inc., Class B	17,600	2,420,000

		50,023,848

Pharmaceuticals (2.1%)
Bristol-Myers Squibb Co.	169,200	10,495,476
Pfizer, Inc.	166,600	6,132,546

		16,628,022

Total Health Care		106,022,314

Industrials (14.9%)
Aerospace & Defense (1.9%)
Raytheon Technologies Corp.	205,500	14,695,305

Airlines (1.3%)
Spirit Airlines, Inc.*	425,500	10,403,475

Building Products (4.3%)
Carrier Global Corp.	224,800	8,479,456
Owens Corning	213,000	16,136,880
Trane Technologies plc	60,500	8,782,180

		33,398,516

Electrical Equipment (0.5%)
Sensata Technologies Holding plc*	78,800	4,155,912

Industrial Conglomerates (1.6%)
Honeywell International, Inc.	56,700	12,060,090

Machinery (3.4%)
AGCO Corp.	95,400	9,834,786
Parker-Hannifin Corp.	36,200	9,861,242

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Stanley Black & Decker, Inc.	36,100	$6,446,016

		26,142,044

Road & Rail (1.9%)
Lyft, Inc., Class A*	101,300	4,976,869
Norfolk Southern Corp.	42,800	10,169,708

		15,146,577

Total Industrials		116,001,919

Information Technology (7.0%)
IT Services (3.2%)
Leidos Holdings, Inc.	54,500	5,729,040
Sabre Corp.	705,600	8,481,312
WEX, Inc.*	52,800	10,746,384

		24,956,736

Semiconductors & Semiconductor Equipment (3.8%)
Microchip Technology, Inc.	29,200	4,032,812
NXP Semiconductors NV	29,200	4,643,092
ON Semiconductor Corp.*	633,600	20,737,728

		29,413,632

Total Information Technology		54,370,368

Materials (9.9%)
Chemicals (6.9%)
Celanese Corp.	106,700	13,864,598
DuPont de Nemours, Inc.	166,000	11,804,260
Eastman Chemical Co.	104,900	10,519,372
FMC Corp.	113,800	13,079,034
LyondellBasell Industries NV, Class A	53,800	4,931,308

		54,198,572

Containers & Packaging (0.7%)
Westrock Co.	120,100	5,227,953

Metals & Mining (2.3%)
Freeport-McMoRan, Inc.	687,200	17,880,944

Total Materials		77,307,469

Real Estate (5.3%)
Equity Real Estate Investment Trusts (REITs) (3.8%)
Host Hotels & Resorts, Inc. (REIT)	537,400	7,862,162
Ventas, Inc. (REIT)	281,500	13,804,760
Weingarten Realty Investors (REIT)	389,900	8,449,133

		30,116,055

Real Estate Management & Development (1.5%)
Cushman & Wakefield plc*	777,000	11,522,910

Total Real Estate		41,638,965

Utilities (0.2%)
Multi-Utilities (0.2%)
Dominion Energy, Inc.	20,200	1,519,040

Total Utilities		1,519,040

Total Common Stocks (98.3%) (Cost $600,280,946)		766,233,457

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Pharmaceuticals (0.0%)
Bristol-Myers Squibb Co., CVR* (Cost $183,180)	86,000	59,349

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENT:
U.S. Government Agency Security (1.7%)
FFCB 0.02%, 1/4/21 (o)(p)	$13,321,000	13,320,977

Total Short-Term Investment (1.7%) (Cost $13,320,989)		13,320,977

Total Investments in Securities (100.0%) (Cost $613,785,115)		779,613,783
Other Assets Less Liabilities (0.0%)		288,639

Net Assets (100%)		$779,902,422

*	Non-income producing.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2020.
(p)	Yield to maturity.

Glossary:

CVR	— Contingent Value Right
FFCB	— Federal Farm Credit Bank

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$33,124,724	$—	$—	$33,124,724
Consumer Discretionary	95,317,895	—	—	95,317,895
Consumer Staples	56,406,566	—	—	56,406,566
Energy	46,539,582	—	—	46,539,582
Financials	137,984,615	—	—	137,984,615
Health Care	106,022,314	—	—	106,022,314
Industrials	116,001,919	—	—	116,001,919
Information Technology	54,370,368	—	—	54,370,368
Materials	77,307,469	—	—	77,307,469
Real Estate	41,638,965	—	—	41,638,965
Utilities	1,519,040	—	—	1,519,040
Rights
Health Care	59,349	—	—	59,349
Short-Term Investment
U.S. Government Agency Security	—	13,320,977	—	13,320,977

Total Assets	$766,292,806	$13,320,977	$—	$779,613,783

Total Liabilities	$—	$—	$—	$—

Total	$766,292,806	$13,320,977	$—	$779,613,783

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$922,005,980
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$890,997,691

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$181,601,122
Aggregate gross unrealized depreciation	(17,730,516)

Net unrealized appreciation	$163,870,606

Federal income tax cost of investments in securities and derivative instruments, if applicable	$615,743,177

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (Cost $613,785,115)	$779,613,783
Cash	245
Receivable for Portfolio shares sold	1,037,241
Dividends, interest and other receivables	635,208
Other assets	2,381

Total assets	781,288,858

LIABILITIES
Payable for Portfolio shares redeemed	795,390
Investment management fees payable	390,086
Distribution fees payable – Class IB	69,605
Administrative fees payable	61,523
Distribution fees payable – Class IA	5,899
Trustees’ fees payable	495
Accrued expenses	63,438

Total liabilities	1,386,436

NET ASSETS	$779,902,422

Net assets were comprised of:
Paid in capital	$613,291,465
Total distributable earnings (loss)	166,610,957

Net assets	$779,902,422

Class IA
Net asset value, offering and redemption price per share, $27,936,102 / 1,384,821 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.17

Class IB
Net asset value, offering and redemption price per share, $335,217,902 / 16,565,844 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.24

Class K
Net asset value, offering and redemption price per share, $416,748,418 / 20,653,188 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.18

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $4,928 foreign withholding tax)	$12,965,044
Interest	48,268

Total income	13,013,312

EXPENSES
Investment management fees	3,738,674
Distribution fees – Class IB	654,683
Administrative fees	593,702
Professional fees	69,424
Printing and mailing expenses	60,344
Distribution fees – Class IA	54,781
Custodian fees	48,500
Trustees’ fees	19,895
Miscellaneous	9,714

Total expenses	5,249,717

NET INVESTMENT INCOME (LOSS)	7,763,595

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	3,658,935
Net change in unrealized appreciation (depreciation) on investments in securities	87,600,538

NET REALIZED AND UNREALIZED GAIN (LOSS)	91,259,473

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$99,023,068

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,763,595	$8,232,524
Net realized gain (loss)	3,658,935	22,134,562
Net change in unrealized appreciation (depreciation)	87,600,538	120,796,336

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	99,023,068	151,163,422

Distributions to shareholders:
Class IA	(659,925)	(569,531)
Class IB	(7,910,342)	(6,652,027)
Class K	(11,036,927)	(9,222,829)

Total distributions to shareholders	(19,607,194)	(16,444,387)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 386,157 and 427,536 shares, respectively ]	6,408,420	7,411,051
Capital shares issued in reinvestment of dividends and distributions [ 37,698 and 31,205 shares, respectively ]	659,925	569,531
Capital shares repurchased [ (286,637) and (279,290) shares, respectively ]	(4,925,167)	(4,856,757)

Total Class IA transactions	2,143,178	3,123,825

Class IB
Capital shares sold [ 3,048,334 and 2,482,967 shares, respectively ]	49,021,281	42,955,761
Capital shares issued in reinvestment of dividends and distributions [ 450,788 and 363,384 shares, respectively ]	7,910,342	6,652,027
Capital shares repurchased [ (2,013,574) and (1,448,588) shares, respectively ]	(32,760,284)	(25,086,197)

Total Class IB transactions	24,171,339	24,521,591

Class K
Capital shares sold [ 5,181,204 and 422,244 shares, respectively ]	73,987,704	7,239,180
Capital shares issued in reinvestment of dividends and distributions [ 626,333 and 505,499 shares, respectively ]	11,036,927	9,222,829
Capital shares repurchased [ (4,115,794) and (5,338,467) shares, respectively ]	(70,569,253)	(91,692,582)

Total Class K transactions	14,455,378	(75,230,573)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	40,769,895	(47,585,157)

TOTAL INCREASE (DECREASE) IN NET ASSETS	120,185,769	87,133,878
NET ASSETS:
Beginning of year	659,716,653	572,582,775

End of year	$779,902,422	$659,716,653

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017		2016
Net asset value, beginning of year	$18.67	$15.01	$19.58	$18.56		$15.41

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.21	0.20	0.17		0.18
Net realized and unrealized gain (loss)	1.81	3.91	(3.09)	3.05		3.14

Total from investment operations	1.99	4.12	(2.89)	3.22		3.32

Less distributions:
Dividends from net investment income	(0.19)	(0.22)	(0.19)	(0.17)		(0.17)
Distributions from net realized gains	(0.30)	(0.24)	(1.49)	(2.03)		—

Total dividends and distributions	(0.49)	(0.46)	(1.68)	(2.20)		(0.17)

Net asset value, end of year	$20.17	$18.67	$15.01	$19.58		$18.56

Total return	11.07%	27.49%	(15.38)%	17.70	%(bb)	21.51%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$27,936	$23,296	$16,030	$16,806		$18,548
Ratio of expenses to average net assets:
After waivers (f)	0.98%	0.98%	0.98%	0.98%		0.99%
Before waivers (f)	0.98%	0.98%	0.98%	0.98%		0.99%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.10%	1.20%	1.04%	0.84%		1.09%
Before waivers (f)	1.10%	1.20%	1.04%	0.84%		1.09%
Portfolio turnover rate^	146%	153%	151%	120%		188%

	Year Ended December 31,
Class IB	2020	2019	2018	2017		2016
Net asset value, beginning of year	$18.73	$15.05	$19.63	$18.60		$15.44

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.21	0.20	0.17		0.18
Net realized and unrealized gain (loss)	1.82	3.93	(3.10)	3.06		3.15

Total from investment operations	2.00	4.14	(2.90)	3.23		3.33

Less distributions:
Dividends from net investment income	(0.19)	(0.22)	(0.19)	(0.17)		(0.17)
Distributions from net realized gains	(0.30)	(0.24)	(1.49)	(2.03)		—

Total dividends and distributions	(0.49)	(0.46)	(1.68)	(2.20)		(0.17)

Net asset value, end of year	$20.24	$18.73	$15.05	$19.63		$18.60

Total return	11.09%	27.55%	(15.39)%	17.72	%(bb)	21.53%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$335,218	$282,436	$205,941	$212,854		$146,512
Ratio of expenses to average net assets:
After waivers (f)	0.98%	0.98%	0.98%	0.98%		0.99%
Before waivers (f)	0.98%	0.98%	0.98%	0.98%		0.99%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.11%	1.19%	1.04%	0.84%		1.09%
Before waivers (f)	1.11%	1.19%	1.04%	0.84%		1.09%
Portfolio turnover rate^	146%	153%	151%	120%		188%

See Notes to Financial Statements.

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EQ/JPMORGAN VALUE OPPORTUNITIES PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017		2016
Net asset value, beginning of year	$18.67	$15.00	$19.58	$18.55		$15.40

Income (loss) from investment operations:
Net investment income (loss) (e)	0.23	0.25	0.24	0.21		0.22
Net realized and unrealized gain (loss)	1.81	3.92	(3.09)	3.06		3.14

Total from investment operations	2.04	4.17	(2.85)	3.27		3.36

Less distributions:
Dividends from net investment income	(0.23)	(0.26)	(0.24)	(0.21)		(0.21)
Distributions from net realized gains	(0.30)	(0.24)	(1.49)	(2.03)		—

Total dividends and distributions	(0.53)	(0.50)	(1.73)	(2.24)		(0.21)

Net asset value, end of year	$20.18	$18.67	$15.00	$19.58		$18.55

Total return	11.35%	27.87%	(15.19)%	18.04	%(bb)	21.83%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$416,748	$353,985	$350,611	$447,308		$409,832
Ratio of expenses to average net assets:
After waivers (f)	0.73%	0.73%	0.73%	0.73%		0.74%
Before waivers (f)	0.73%	0.73%	0.73%	0.73%		0.74%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.36%	1.43%	1.28%	1.08%		1.35%
Before waivers (f)	1.36%	1.43%	1.28%	1.08%		1.35%
Portfolio turnover rate^	146%	153%	151%	120%		188%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(bb)	Includes a litigation payment. Without this payment, the total return would have been 17.46% for Class IA, 17.48% for Class IB and 17.79% for Class K.

See Notes to Financial Statements.

1103

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Capital International, Inc.

➢	GQG Partners LLC (Effective July 1, 2020, GQG Partners LLC replaced Thornburg Investment Management, Inc. as a sub-adviser to the Portfolio.)

➢	Vaughan Nelson Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	16.27%	13.62%	11.91%
Portfolio – Class IB Shares	16.36	13.63	11.89
Portfolio – Class K Shares*	16.61	13.91	14.13
S&P 500® Index	18.40	15.22	13.88

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 16.36% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the S&P 500® Index, which returned 18.40% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the S&P 500 Index.

Portfolio Highlights

What helped performance during the year:

•	An underweight allocation to the energy sector and an overweight allocation to the consumer discretionary sector added to results.

•	Stock selection in the industrial sector was positive.

•	An overweight position in NAVER Corp. added to performance for the period.

What hurt performance during the year:

•	Both sector allocation and security selection overall were negative.

•	Stock selection in the materials sector was the largest detractor from relative performance. A relative underweight to the sector also detracted.

•

The Portfolio was underweight Technology, which outperformed the market. An underweight position in semiconductor equipment maker ASML Holding NV was a notable detractor in the sector. The company is a leader in deep ultraviolet lithography and occupies a critical niche in the semiconductor manufacturing process.

•	Relative overweights in Rolls-Royce Holdings plc in the industrials sector and Lloyds Banking Group plc in the financials sector detracted.

•	Stock selection was notably week in the consumer discretionary and health care sectors as well.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark. The Portfolio reduced its equity exposure at certain points of the year during which volatility was relatively high, de-equitizing by as much as 46% for 81 days.

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EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2020	% of Net Assets
Information Technology	23.2%
Health Care	11.2
Exchange-Traded Funds	9.7
Consumer Discretionary	9.1
Communication Services	8.9
Financials	8.3
Industrials	6.5
Consumer Staples	4.9
Investment Company	4.9
Materials	2.6
Real Estate	1.9
Energy	1.9
Utilities	1.8
Repurchase Agreements	1.0
Cash and Other	4.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,202.20	$4.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.75	4.43
Class IB
Actual	1,000.00	1,203.10	4.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.75	4.43
Class K
Actual	1,000.00	1,203.50	3.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.01	3.17

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.87%, 0.87% and 0.62%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (8.9%)
Diversified Telecommunication Services (1.0%)
AT&T, Inc.	282,021	$8,110,924
CenturyLink, Inc.	39,824	388,284
Cogent Communications Holdings, Inc.	83,550	5,002,138
Verizon Communications, Inc.	163,770	9,621,488

		23,122,834

Entertainment (1.7%)
Activision Blizzard, Inc.	52,454	4,870,354
Electronic Arts, Inc.	63,947	9,182,789
Live Nation Entertainment, Inc.*	5,762	423,392
Netflix, Inc.*	25,926	14,018,966
Take-Two Interactive Software, Inc.*	4,557	946,899
Walt Disney Co. (The)*	71,652	12,981,909

		42,424,309

Interactive Media & Services (4.9%)
Alphabet, Inc., Class A*	11,898	20,852,910
Alphabet, Inc., Class C*	21,874	38,320,623
Facebook, Inc., Class A*	210,219	57,423,422
Pinterest, Inc., Class A*	39,922	2,630,860
Twitter, Inc.*	31,785	1,721,158

		120,948,973

Media (1.2%)
Cable One, Inc.	1,175	2,617,571
Charter Communications, Inc., Class A (x)*	16,369	10,828,912
Comcast Corp., Class A	255,630	13,395,012
Discovery, Inc., Class A (x)*	6,653	200,189
Discovery, Inc., Class C*	11,958	313,180
DISH Network Corp., Class A*	9,371	303,058
Fox Corp., Class A	13,359	389,014
Fox Corp., Class B	6,105	176,312
Interpublic Group of Cos., Inc. (The)	15,275	359,268
News Corp., Class A	15,588	280,117
News Corp., Class B	4,208	74,776
Omnicom Group, Inc.	8,341	520,228
ViacomCBS, Inc.	22,396	834,475

		30,292,112

Wireless Telecommunication Services (0.1%)
T-Mobile US, Inc.*	23,082	3,112,608

Total Communication Services		219,900,836

Consumer Discretionary (9.1%)
Auto Components (0.1%)
Aptiv plc	10,905	1,420,813
BorgWarner, Inc.	9,677	373,919

		1,794,732

Automobiles (1.0%)
Ford Motor Co.	153,106	1,345,802
General Motors Co.	49,848	2,075,670
Tesla, Inc.*	30,012	21,178,568

		24,600,040

Distributors (0.3%)
Genuine Parts Co.	5,620	564,417
LKQ Corp.*	189,289	6,670,544
Pool Corp.	1,555	579,237

		7,814,198

Hotels, Restaurants & Leisure (1.4%)
Carnival Corp.	29,433	637,519
Chipotle Mexican Grill, Inc.*	4,631	6,421,854
Darden Restaurants, Inc.	5,056	602,271
Domino’s Pizza, Inc.	1,579	605,483
Hilton Grand Vacations, Inc.*	97,170	3,046,280
Hilton Worldwide Holdings, Inc.	11,082	1,232,983
Las Vegas Sands Corp.	12,774	761,330
Marriott International, Inc., Class A	10,710	1,412,863
McDonald’s Corp.	29,489	6,327,750
MGM Resorts International	15,786	497,417
Norwegian Cruise Line Holdings Ltd.*	11,422	290,461
Royal Caribbean Cruises Ltd.	43,381	3,240,127
Starbucks Corp.	46,451	4,969,328
Wynn Resorts Ltd.	20,260	2,285,936
Yum! Brands, Inc.	32,711	3,551,106

		35,882,708

Household Durables (0.2%)
DR Horton, Inc.	12,961	893,272
Garmin Ltd.	5,974	714,849
Leggett & Platt, Inc.	4,794	212,374
Lennar Corp., Class A	10,755	819,854
Mohawk Industries, Inc.*	2,478	349,274
Newell Brands, Inc.	14,068	298,664
NVR, Inc.*	143	583,420
PulteGroup, Inc.	10,605	457,287
Whirlpool Corp.	2,389	431,191

		4,760,185

Internet & Direct Marketing Retail (3.9%)
Amazon.com, Inc.*	26,975	87,855,687
Booking Holdings, Inc.*	2,231	4,969,039
eBay, Inc.	26,725	1,342,931
Etsy, Inc.*	4,990	887,771
Expedia Group, Inc.	5,324	704,898

		95,760,326

Leisure Products (0.0%)
Hasbro, Inc.	5,016	469,197

Multiline Retail (0.3%)
Dollar General Corp.	9,696	2,039,069
Dollar Tree, Inc.*	9,308	1,005,636
Target Corp.	19,819	3,498,648

		6,543,353

Specialty Retail (1.4%)
Advance Auto Parts, Inc.	2,745	432,365
AutoZone, Inc.*	929	1,101,274
Best Buy Co., Inc.	9,008	898,908
Burlington Stores, Inc.*	10,032	2,623,870
CarMax, Inc.*	6,381	602,749
Gap, Inc. (The)	7,289	147,165

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Home Depot, Inc. (The)	60,253	$16,004,402
L Brands, Inc.	9,321	346,648
Lowe’s Cos., Inc.	28,998	4,654,469
O’Reilly Automotive, Inc.*	2,867	1,297,518
Ross Stores, Inc.	14,294	1,755,446
Tiffany & Co.	4,199	551,959
TJX Cos., Inc. (The)	47,517	3,244,936
Tractor Supply Co.	4,740	666,349
Ulta Beauty, Inc.*	2,183	626,870

		34,954,928

Textiles, Apparel & Luxury Goods (0.5%)
Hanesbrands, Inc.	13,156	191,815
NIKE, Inc., Class B	67,001	9,478,631
PVH Corp.	2,997	281,388
Ralph Lauren Corp.	1,752	181,753
Tapestry, Inc.	10,651	331,033
Under Armour, Inc., Class A*	8,661	148,709
Under Armour, Inc., Class C*	5,995	89,206
VF Corp.	12,953	1,106,316

		11,808,851

Total Consumer Discretionary		224,388,518

Consumer Staples (4.9%)
Beverages (1.0%)
Brown-Forman Corp., Class B	7,138	566,971
Coca-Cola Co. (The)	153,069	8,394,304
Constellation Brands, Inc., Class A	13,652	2,990,471
Molson Coors Beverage Co., Class B	56,117	2,535,927
Monster Beverage Corp.*	14,823	1,370,831
PepsiCo, Inc.	54,693	8,110,972

		23,969,476

Food & Staples Retailing (0.8%)
Costco Wholesale Corp.	23,962	9,028,402
Kroger Co. (The)	30,885	980,908
Sysco Corp.	19,947	1,481,264
Walgreens Boots Alliance, Inc.	28,827	1,149,621
Walmart, Inc.	54,867	7,909,078

		20,549,273

Food Products (0.9%)
Archer-Daniels-Midland Co.	22,185	1,118,346
Campbell Soup Co.	8,400	406,140
Conagra Brands, Inc.	18,854	683,646
General Mills, Inc.	24,523	1,441,952
Hershey Co. (The)	5,817	886,104
Hormel Foods Corp.	10,777	502,316
JM Smucker Co. (The)	4,572	528,523
Kellogg Co.	10,185	633,813
Kraft Heinz Co. (The)	74,458	2,580,714
Lamb Weston Holdings, Inc.	93,278	7,344,710
McCormick & Co., Inc. (Non-Voting)	9,769	933,916
Mondelez International, Inc., Class A	56,601	3,309,461
Tyson Foods, Inc., Class A	11,398	734,487

		21,104,128

Household Products (1.3%)
Church & Dwight Co., Inc.	39,118	3,412,263
Clorox Co. (The)	4,983	1,006,167
Colgate-Palmolive Co.	33,924	2,900,841
Kimberly-Clark Corp.	13,414	1,808,610
Procter & Gamble Co. (The)	169,691	23,610,806

		32,738,687

Personal Products (0.2%)
Estee Lauder Cos., Inc. (The), Class A	18,101	4,818,305

Tobacco (0.7%)
Altria Group, Inc.	73,549	3,015,509
Philip Morris International, Inc.	183,144	15,162,492

		18,178,001

Total Consumer Staples		121,357,870

Energy (1.9%)
Energy Equipment & Services (0.1%)
Baker Hughes Co.	26,047	543,080
Halliburton Co.	34,179	645,983
National Oilwell Varco, Inc.	16,515	226,751
Schlumberger NV	55,369	1,208,705
TechnipFMC plc	18,513	174,022

		2,798,541

Oil, Gas & Consumable Fuels (1.8%)
Apache Corp.	14,719	208,863
Cabot Oil & Gas Corp.	16,263	264,762
Chevron Corp.	171,861	14,513,661
Concho Resources, Inc.	27,570	1,608,709
ConocoPhillips	77,746	3,109,063
Devon Energy Corp.	14,101	222,937
Diamondback Energy, Inc.	5,797	280,575
EOG Resources, Inc.	56,038	2,794,615
Equitrans Midstream Corp.	91,412	734,952
Exxon Mobil Corp.	167,338	6,897,672
Hess Corp.	10,926	576,784
HollyFrontier Corp.	6,455	166,862
Kinder Morgan, Inc.	77,858	1,064,319
Kosmos Energy Ltd.	1,828,800	4,297,680
Marathon Oil Corp.	33,034	220,337
Marathon Petroleum Corp.	25,663	1,061,422
Occidental Petroleum Corp.	32,658	565,310
ONEOK, Inc.	17,704	679,479
Phillips 66	17,450	1,220,453
Pioneer Natural Resources Co.	6,602	751,902
Valero Energy Corp.	16,118	911,795
Williams Cos., Inc. (The)	48,242	967,252

		43,119,404

Total Energy		45,917,945

Financials (8.3%)
Banks (2.7%)
Bank of America Corp.	601,586	18,234,072
Citigroup, Inc.	82,396	5,080,537
Citizens Financial Group, Inc.	16,490	589,682
Comerica, Inc.	5,200	290,472
Fifth Third Bancorp	27,979	771,381
First Republic Bank	7,028	1,032,624

See Notes to Financial Statements.

1107

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EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Huntington Bancshares, Inc.	40,020	$505,453
JPMorgan Chase & Co.	155,064	19,703,983
KeyCorp	37,635	617,590
M&T Bank Corp.	5,202	662,215
People’s United Financial, Inc.	17,939	231,951
PNC Financial Services Group, Inc. (The)‡	16,769	2,498,581
Popular, Inc.	44,875	2,527,360
Regions Financial Corp.	38,009	612,705
SVB Financial Group*	9,728	3,772,810
Truist Financial Corp.	53,315	2,555,388
US Bancorp	54,194	2,524,898
Wells Fargo & Co.	163,628	4,938,293
Zions Bancorp NA	6,663	289,441

		67,439,436

Capital Markets (2.5%)
Ameriprise Financial, Inc.	4,711	915,489
Bank of New York Mellon Corp. (The)	32,453	1,377,305
BlackRock, Inc.‡	5,614	4,050,726
Cboe Global Markets, Inc.	4,512	420,158
Charles Schwab Corp. (The)	58,761	3,116,683
CME Group, Inc.	20,662	3,761,517
Franklin Resources, Inc.	9,757	243,827
Goldman Sachs Group, Inc. (The)	13,617	3,590,939
Intercontinental Exchange, Inc.	55,470	6,395,136
Invesco Ltd.	14,180	247,157
MarketAxess Holdings, Inc.	1,483	846,141
Moody’s Corp.	16,111	4,676,057
Morgan Stanley	268,968	18,432,377
MSCI, Inc.	9,996	4,463,514
Nasdaq, Inc.	19,464	2,583,651
Northern Trust Corp.	8,489	790,666
Raymond James Financial, Inc.	5,002	478,541
S&P Global, Inc.	9,522	3,130,167
State Street Corp.	13,909	1,012,297
T. Rowe Price Group, Inc.	8,870	1,342,829

		61,875,177

Consumer Finance (0.3%)
American Express Co.	25,812	3,120,929
Capital One Financial Corp.	18,334	1,812,316
Discover Financial Services	12,122	1,097,405
Synchrony Financial	21,238	737,171

		6,767,821

Diversified Financial Services (0.7%)
Berkshire Hathaway, Inc., Class B*	77,020	17,858,628

Insurance (2.1%)
Aflac, Inc.	25,732	1,144,302
Allstate Corp. (The)	12,034	1,322,898
American International Group, Inc.	34,609	1,310,297
Aon plc, Class A	77,541	16,382,087
Arthur J Gallagher & Co.	7,504	928,320
Assurant, Inc.	2,287	311,535
Chubb Ltd.	34,587	5,323,631
Cincinnati Financial Corp.	5,916	516,881
Everest Re Group Ltd.	1,606	375,948
Globe Life, Inc.	3,611	342,901
Hartford Financial Services Group, Inc. (The)	14,088	690,030
Lincoln National Corp.	7,537	379,186
Loews Corp.	8,846	398,247
Marsh & McLennan Cos., Inc.	47,346	5,539,482
MetLife, Inc.	30,127	1,414,463
Principal Financial Group, Inc.	10,333	512,620
Progressive Corp. (The)	80,366	7,946,590
Prudential Financial, Inc.	15,665	1,222,967
RenaissanceRe Holdings Ltd.	13,200	2,188,824
Travelers Cos., Inc. (The)	10,150	1,424,755
Unum Group	8,066	185,034
W R Berkley Corp.	5,729	380,520
Willis Towers Watson plc	5,141	1,083,106

		51,324,624

Total Financials		205,265,686

Health Care (11.2%)
Biotechnology (1.8%)
AbbVie, Inc.	110,721	11,863,755
Alexion Pharmaceuticals, Inc.*	8,732	1,364,288
Allakos, Inc.*	8,787	1,230,180
Allogene Therapeutics, Inc.*	25,256	637,461
Amgen, Inc.	23,040	5,297,357
Biogen, Inc.*	6,090	1,491,197
Biohaven Pharmaceutical Holding Co. Ltd.*	34,218	2,932,825
Gilead Sciences, Inc.	49,610	2,890,279
Incyte Corp.*	7,464	649,219
Karuna Therapeutics, Inc.*	11,011	1,118,607
Neurocrine Biosciences, Inc.*	18,693	1,791,724
Regeneron Pharmaceuticals, Inc.*	4,119	1,989,930
Seagen, Inc.*	25,059	4,388,833
Ultragenyx Pharmaceutical, Inc.*	17,604	2,436,922
Vertex Pharmaceuticals, Inc.*	15,505	3,664,452

		43,747,029

Health Care Equipment & Supplies (3.0%)
Abbott Laboratories	200,706	21,975,300
ABIOMED, Inc.*	1,849	599,446
Align Technology, Inc.*	2,867	1,532,067
Baxter International, Inc.	20,279	1,627,187
Becton Dickinson and Co.	11,478	2,872,025
Boston Scientific Corp.*	56,330	2,025,063
Cooper Cos., Inc. (The)	1,912	694,668
Danaher Corp.	37,966	8,433,767
Dentsply Sirona, Inc.	9,029	472,758
DexCom, Inc.*	3,843	1,420,834
Edwards Lifesciences Corp.*	54,397	4,962,638
Hologic, Inc.*	10,162	740,098
IDEXX Laboratories, Inc.*	3,332	1,665,567
Intuitive Surgical, Inc.*	4,648	3,802,529
Masimo Corp.*	24,745	6,641,063
Medtronic plc	53,270	6,240,048
ResMed, Inc.	5,793	1,231,360
STERIS plc	3,320	629,273
Stryker Corp.	12,939	3,170,573
Teleflex, Inc.	1,845	759,347

See Notes to Financial Statements.

1108

EQ ADVISORS TRUST

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Varian Medical Systems, Inc.*	3,564	$623,736
West Pharmaceutical Services, Inc.	2,870	813,100
Zimmer Biomet Holdings, Inc.	8,295	1,278,176

		74,210,623

Health Care Providers & Services (3.1%)
AmerisourceBergen Corp.	5,951	581,770
Anthem, Inc.	15,881	5,099,230
Cardinal Health, Inc.	11,496	615,726
Centene Corp.*	61,523	3,693,226
Cigna Corp.	14,298	2,976,558
CVS Health Corp.	51,802	3,538,076
DaVita, Inc.*	2,869	336,821
HCA Healthcare, Inc.	46,920	7,716,463
Henry Schein, Inc.*	5,446	364,119
Humana, Inc.	22,946	9,414,055
Laboratory Corp. of America Holdings*	3,798	773,083
McKesson Corp.	6,447	1,121,262
Quest Diagnostics, Inc.	5,492	654,482
UnitedHealth Group, Inc.	113,838	39,920,710
Universal Health Services, Inc., Class B	2,986	410,575

		77,216,156

Health Care Technology (0.0%)
Cerner Corp.	11,964	938,935

Life Sciences Tools & Services (0.8%)
Agilent Technologies, Inc.	12,065	1,429,582
Bio-Rad Laboratories, Inc., Class A*	819	477,428
Illumina, Inc.*	5,759	2,130,830
IQVIA Holdings, Inc.*	7,682	1,376,384
Mettler-Toledo International, Inc.*	953	1,086,115
PerkinElmer, Inc.	4,376	627,956
Thermo Fisher Scientific, Inc.	26,370	12,282,618
Waters Corp.*	2,476	612,612

		20,023,525

Pharmaceuticals (2.5%)
Bristol-Myers Squibb Co.	160,975	9,985,279
Catalent, Inc.*	6,440	670,211
Eli Lilly and Co.	51,190	8,642,920
Johnson & Johnson	118,618	18,668,101
Merck & Co., Inc.	100,129	8,190,552
Perrigo Co. plc	5,397	241,354
Pfizer, Inc.	219,981	8,097,501
Royalty Pharma plc, Class A	52,910	2,648,145
Viatris, Inc.*	48,313	905,386
Zoetis, Inc.	18,809	3,112,889

		61,162,338

Total Health Care		277,298,606

Industrials (6.5%)
Aerospace & Defense (1.4%)
Boeing Co. (The)	21,001	4,495,474
General Dynamics Corp.	9,324	1,387,598
HEICO Corp.	7,300	966,520
HEICO Corp., Class A	9,300	1,088,658
Howmet Aerospace, Inc.*	16,141	460,664
Huntington Ingalls Industries, Inc.	1,501	255,890
L3Harris Technologies, Inc.	23,011	4,349,539
Lockheed Martin Corp.	24,710	8,771,556
Northrop Grumman Corp.	6,099	1,858,487
Raytheon Technologies Corp.	60,105	4,298,109
Teledyne Technologies, Inc.*	1,419	556,220
Textron, Inc.	9,222	445,699
TransDigm Group, Inc.*	7,489	4,634,568

		33,568,982

Air Freight & Logistics (0.3%)
CH Robinson Worldwide, Inc.	5,208	488,875
Expeditors International of Washington, Inc.	6,781	644,941
FedEx Corp.	9,550	2,479,371
United Parcel Service, Inc., Class B	28,396	4,781,886

		8,395,073

Airlines (0.1%)
Alaska Air Group, Inc.	5,220	271,440
American Airlines Group, Inc. (x)	24,173	381,208
Delta Air Lines, Inc.	25,449	1,023,304
Southwest Airlines Co.	23,614	1,100,649
United Airlines Holdings, Inc.*	11,375	491,969

		3,268,570

Building Products (0.4%)
A O Smith Corp.	5,397	295,863
Allegion plc	3,689	429,326
Carrier Global Corp.	120,040	4,527,909
Fortune Brands Home & Security, Inc.	5,299	454,230
Johnson Controls International plc	28,650	1,334,803
Masco Corp.	10,462	574,678
Trane Technologies plc	9,623	1,396,875

		9,013,684

Commercial Services & Supplies (0.3%)
Cintas Corp.	3,492	1,234,282
Copart, Inc.*	8,163	1,038,742
Republic Services, Inc.	8,267	796,112
Rollins, Inc.	8,408	328,500
Waste Connections, Inc.	25,731	2,639,229
Waste Management, Inc.	15,577	1,836,996

		7,873,861

Construction & Engineering (0.3%)
Arcosa, Inc.	93,305	5,125,243
Jacobs Engineering Group, Inc.	5,228	569,643
Quanta Services, Inc.	5,336	384,299

		6,079,185

Electrical Equipment (0.3%)
AMETEK, Inc.	28,784	3,481,137
Eaton Corp. plc	15,775	1,895,208
Emerson Electric Co.	23,661	1,901,635
Rockwell Automation, Inc.	4,628	1,160,749

		8,438,729

See Notes to Financial Statements.

1109

EQ ADVISORS TRUST

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Industrial Conglomerates (0.6%)
3M Co.	22,828	$3,990,106
General Electric Co.	346,683	3,744,177
Honeywell International, Inc.	27,770	5,906,679
Roper Technologies, Inc.	4,125	1,778,246

		15,419,208

Machinery (1.1%)
Caterpillar, Inc.	21,500	3,913,430
Cummins, Inc.	37,491	8,514,206
Deere & Co.	12,402	3,336,758
Dover Corp.	5,780	729,725
Flowserve Corp.	4,693	172,937
Fortive Corp.	13,365	946,509
IDEX Corp.	2,932	584,055
Illinois Tool Works, Inc.	11,399	2,324,028
Ingersoll Rand, Inc.*	14,873	677,614
Otis Worldwide Corp.	16,126	1,089,311
PACCAR, Inc.	13,863	1,196,100
Parker-Hannifin Corp.	5,040	1,372,946
Pentair plc	6,901	366,374
Snap-on, Inc.	2,195	375,652
Stanley Black & Decker, Inc.	6,424	1,147,070
Westinghouse Air Brake Technologies Corp.	6,996	512,107
Xylem, Inc.	7,036	716,195

		27,975,017

Professional Services (0.3%)
Equifax, Inc.	20,731	3,997,766
IHS Markit Ltd.	14,974	1,345,114
Nielsen Holdings plc	13,541	282,601
Robert Half International, Inc.	4,562	285,034
Verisk Analytics, Inc.	6,512	1,351,826

		7,262,341

Road & Rail (1.3%)
CSX Corp.	55,191	5,008,583
JB Hunt Transport Services, Inc.	3,291	449,715
Kansas City Southern	3,613	737,522
Norfolk Southern Corp.	10,052	2,388,456
Old Dominion Freight Line, Inc.	3,870	755,346
Saia, Inc.*	20,125	3,638,600
Union Pacific Corp.	90,869	18,920,743

		31,898,965

Trading Companies & Distributors (0.1%)
Fastenal Co.	22,911	1,118,744
United Rentals, Inc.*	2,822	654,450
WW Grainger, Inc.	1,814	740,729

		2,513,923

Total Industrials		161,707,538

Information Technology (23.2%)
Communications Equipment (0.7%)
Arista Networks, Inc.*	2,197	638,382
Cisco Systems, Inc.	167,230	7,483,543
F5 Networks, Inc.*	2,410	424,015
Juniper Networks, Inc.	12,406	279,259
Motorola Solutions, Inc.	58,617	9,968,407

		18,793,606

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	11,758	1,537,594
CDW Corp.	5,716	753,312
Corning, Inc.	30,360	1,092,960
FLIR Systems, Inc.	4,874	213,627
IPG Photonics Corp.*	1,441	322,481
Keysight Technologies, Inc.*	7,233	955,407
TE Connectivity Ltd.	12,980	1,571,489
Trimble, Inc.*	52,923	3,533,669
Vontier Corp.*	5,594	186,839
Zebra Technologies Corp., Class A*	2,128	817,854

		10,985,232

IT Services (5.4%)
Accenture plc, Class A	56,024	14,634,029
Akamai Technologies, Inc.*	6,540	686,635
Automatic Data Processing, Inc.	16,971	2,990,290
Broadridge Financial Solutions, Inc.	37,006	5,669,319
Cognizant Technology Solutions Corp., Class A	21,159	1,733,980
DXC Technology Co.	10,140	261,105
Fidelity National Information Services, Inc.	24,557	3,473,833
Fiserv, Inc.*	22,012	2,506,286
FleetCor Technologies, Inc.*	11,946	3,259,227
Gartner, Inc.*	3,466	555,219
Global Payments, Inc.	11,838	2,550,142
GoDaddy, Inc., Class A*	22,800	1,891,260
International Business Machines Corp.	35,265	4,439,158
Jack Henry & Associates, Inc.	2,953	478,357
Leidos Holdings, Inc.	5,216	548,306
Mastercard, Inc., Class A	108,463	38,714,783
Okta, Inc.*	5,473	1,391,565
Paychex, Inc.	12,756	1,188,604
PayPal Holdings, Inc.*	77,518	18,154,716
VeriSign, Inc.*	9,518	2,059,695
Visa, Inc., Class A	121,679	26,614,848
Western Union Co. (The)	17,151	376,293

		134,177,650

Semiconductors & Semiconductor Equipment (5.6%)
Advanced Micro Devices, Inc.*	130,873	12,002,363
Analog Devices, Inc.	14,600	2,156,858
Applied Materials, Inc.	36,144	3,119,227
ASML Holding NV (Registered) (NYRS)	12,465	6,079,430
Broadcom, Inc.	26,780	11,725,623
Enphase Energy, Inc.*	9,200	1,614,324
Entegris, Inc.	48,725	4,682,473
Intel Corp.	191,303	9,530,716
KLA Corp.	6,106	1,580,904
Lam Research Corp.	12,990	6,134,787
Maxim Integrated Products, Inc.	10,684	947,137
Microchip Technology, Inc.	10,155	1,402,507
Micron Technology, Inc.*	109,138	8,204,995
NVIDIA Corp.	44,947	23,471,323
ON Semiconductor Corp.*	475,490	15,562,788
Qorvo, Inc.*	4,694	780,471
QUALCOMM, Inc.	44,761	6,818,891

See Notes to Financial Statements.

1110

EQ ADVISORS TRUST

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Skyworks Solutions, Inc.	6,649	$1,016,499
Teradyne, Inc.	6,522	781,923
Texas Instruments, Inc.	113,679	18,658,134
Xilinx, Inc.	9,786	1,387,361

		137,658,734

Software (7.4%)
Adobe, Inc.*	43,142	21,576,177
ANSYS, Inc.*	3,433	1,248,925
Autodesk, Inc.*	8,691	2,653,710
Bill.com Holdings, Inc.*	10,557	1,441,030
Cadence Design Systems, Inc.*	10,904	1,487,633
CDK Global, Inc.	41,737	2,163,229
Citrix Systems, Inc.	4,807	625,390
Fortinet, Inc.*	5,455	810,231
Intuit, Inc.	10,399	3,950,060
Microsoft Corp.	481,035	106,991,807
NortonLifeLock, Inc.	23,177	481,618
Oracle Corp.	75,071	4,856,343
Paycom Software, Inc.*	1,955	884,149
salesforce.com, Inc.*	50,675	11,276,708
ServiceNow, Inc.*	35,504	19,542,467
Synopsys, Inc.*	6,113	1,584,734
Tyler Technologies, Inc.*	1,575	687,519

		182,261,730

Technology Hardware, Storage & Peripherals (3.7%)
Apple, Inc.	653,280	86,683,723
Hewlett Packard Enterprise Co.	49,799	590,118
HP, Inc.	55,100	1,354,909
NetApp, Inc.	9,103	602,983
Seagate Technology plc	8,700	540,792
Western Digital Corp.	12,005	664,957
Xerox Holdings Corp.	6,941	160,962

		90,598,444

Total Information Technology		574,475,396

Materials (2.6%)
Chemicals (1.8%)
Air Products and Chemicals, Inc.	17,918	4,895,556
Albemarle Corp.	4,339	640,089
Celanese Corp.	4,576	594,605
CF Industries Holdings, Inc.	8,763	339,216
Corteva, Inc.	29,526	1,143,247
Dow, Inc.	29,084	1,614,162
DuPont de Nemours, Inc.	28,922	2,056,643
Eastman Chemical Co.	5,431	544,621
Ecolab, Inc.	9,800	2,120,328
FMC Corp.	5,040	579,247
International Flavors & Fragrances, Inc. (x)	4,078	443,849
Linde plc	20,772	5,473,630
LyondellBasell Industries NV, Class A	10,298	943,915
Mosaic Co. (The)	13,393	308,173
Nutrien Ltd. (x)	130,750	6,296,920
PPG Industries, Inc.	9,462	1,364,610
Sherwin-Williams Co. (The)	21,895	16,090,854

		45,449,665

Construction Materials (0.1%)
Martin Marietta Materials, Inc.	2,456	697,431
Vulcan Materials Co.	5,239	776,996

		1,474,427

Containers & Packaging (0.2%)
Amcor plc	61,597	724,997
Avery Dennison Corp.	3,357	520,704
Ball Corp.	13,098	1,220,472
International Paper Co.	15,425	766,931
Packaging Corp. of America	3,879	534,953
Sealed Air Corp.	5,777	264,529
Westrock Co.	10,465	455,541

		4,488,127

Metals & Mining (0.5%)
Allegheny Technologies, Inc.*	141,941	2,380,351
Freeport-McMoRan, Inc.	56,959	1,482,073
Newmont Corp.	31,664	1,896,357
Nucor Corp.	11,801	627,695
Wheaton Precious Metals Corp.	150,075	6,264,130

		12,650,606

Total Materials		64,062,825

Real Estate (1.9%)
Equity Real Estate Investment Trusts (REITs) (1.9%)
Alexandria Real Estate Equities, Inc. (REIT)	4,901	873,456
American Tower Corp. (REIT)	26,973	6,054,360
AvalonBay Communities, Inc. (REIT)	5,322	853,808
Boston Properties, Inc. (REIT)	5,818	549,976
Crown Castle International Corp. (REIT)	27,560	4,387,276
Digital Realty Trust, Inc. (REIT)	11,088	1,546,887
Duke Realty Corp. (REIT)	14,432	576,847
Equinix, Inc. (REIT)	16,302	11,642,562
Equity Residential (REIT)	13,522	801,584
Essex Property Trust, Inc. (REIT)	2,465	585,240
Extra Space Storage, Inc. (REIT)	5,156	597,374
Federal Realty Investment Trust (REIT)	2,941	250,338
Healthpeak Properties, Inc. (REIT)	21,300	643,899
Host Hotels & Resorts, Inc. (REIT)	28,271	413,605
Iron Mountain, Inc. (REIT)	11,531	339,934
Kimco Realty Corp. (REIT)	17,242	258,802
Mid-America Apartment Communities, Inc. (REIT)	4,490	568,838
Park Hotels & Resorts, Inc. (REIT)	181,023	3,104,544
Prologis, Inc. (REIT)	29,256	2,915,653
Public Storage (REIT)	6,093	1,407,057
Realty Income Corp. (REIT)	14,195	882,503
Regency Centers Corp. (REIT)	6,321	288,174
SBA Communications Corp. (REIT)	4,492	1,267,328
Simon Property Group, Inc. (REIT)	12,574	1,072,311
SL Green Realty Corp. (REIT)	2,848	169,684
UDR, Inc. (REIT)	10,760	413,507
Ventas, Inc. (REIT)	14,623	717,112
Vornado Realty Trust (REIT)	6,793	253,651

See Notes to Financial Statements.

1111

EQ ADVISORS TRUST

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Welltower, Inc. (REIT)	16,656	$1,076,311
Weyerhaeuser Co. (REIT)	29,222	979,814

		45,492,435

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	13,142	824,266

Total Real Estate		46,316,701

Utilities (1.8%)
Electric Utilities (0.9%)
Alliant Energy Corp.	9,964	513,445
American Electric Power Co., Inc.	19,483	1,622,349
Duke Energy Corp.	29,127	2,666,868
Edison International	14,939	938,468
Entergy Corp.	8,113	810,002
Evergy, Inc.	8,708	483,381
Eversource Energy	13,494	1,167,366
Exelon Corp.	38,276	1,616,013
FirstEnergy Corp.	21,930	671,277
NextEra Energy, Inc.	77,533	5,981,671
NRG Energy, Inc.	9,821	368,779
Pinnacle West Capital Corp.	4,295	343,385
PPL Corp.	30,306	854,629
Southern Co. (The)	41,802	2,567,897
Xcel Energy, Inc.	21,091	1,406,137

		22,011,667

Gas Utilities (0.0%)
Atmos Energy Corp.	4,970	474,287

Independent Power and Renewable Electricity Producers (0.2%)
AES Corp. (The)	183,056	4,301,816

Multi-Utilities (0.6%)
Ameren Corp.	9,996	780,288
CenterPoint Energy, Inc.	117,953	2,552,503
CMS Energy Corp.	62,808	3,831,916
Consolidated Edison, Inc.	13,259	958,228
Dominion Energy, Inc.	32,287	2,427,982
DTE Energy Co.	7,607	923,566
NiSource, Inc.	14,981	343,664
Public Service Enterprise Group, Inc.	20,236	1,179,759
Sempra Energy	11,351	1,446,231
WEC Energy Group, Inc.	12,627	1,162,063

		15,606,200

Water Utilities (0.1%)
American Water Works Co., Inc.	7,209	1,106,365

Total Utilities		43,500,335

Total Common Stocks (80.3%) (Cost $911,214,655)		1,984,192,256

EXCHANGE TRADED FUNDS (ETF):
Equity (9.7%)
iShares Core S&P 500 ETF	215,744	80,988,140
iShares Morningstar Large-Cap ETF	194,002	42,061,574
iShares Morningstar Large-Cap Growth ETF (x)	17,498	5,072,320
iShares Morningstar Large-Cap Value ETF (x)	7,963	893,926
iShares Russell 1000 ETF (x)	202,899	42,982,124
iShares Russell 1000 Growth ETF	36,197	8,728,545
iShares S&P 500 Growth ETF (x)	131,392	8,385,437
SPDR Portfolio S&P 500 Growth ETF (x)	76,400	4,224,156
SPDR Portfolio S&P 500 Value ETF (x)	27,400	942,286
Vanguard Growth ETF (x)	33,000	8,360,220
Vanguard Large-Cap ETF (x)	208,513	36,644,075
Vanguard Russell 1000 Value (x)	7,000	838,740
Vanguard Value ETF	4,900	582,904

Total Exchange Traded Funds (9.7%) (Cost $91,310,030)		240,704,447

SHORT-TERM INVESTMENTS:
Investment Company (4.9%)
JPMorgan Prime Money Market Fund, IM Shares	120,679,179	120,739,517

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.0%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $1,500,020, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $1,530,003. (xx)	$1,500,000	1,500,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $5,100,113, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $5,202,018. (xx)	5,100,000	5,100,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $2,959,528, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $3,018,702. (xx)	2,959,512	2,959,512
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $10,000,233, collateralized by various Common Stocks; total market value $11,111,241. (xx)	10,000,000	10,000,000

See Notes to Financial Statements.

1112

EQ ADVISORS TRUST

EQ/LARGE CAP CORE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
NBC Global Finance Ltd., 0.28%, dated 12/31/20, due 1/7/21, repurchase price $1,000,054, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 2.125%-5.000%, maturing 2/28/23-5/15/37; total market value $1,109,222. (xx)	$1,000,000	$1,000,000
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $4,000,089, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125%-3.625%, maturing 9/30/21-8/15/49; total market value $4,437,586. (xx)	4,000,000	4,000,000

Total Repurchase Agreements		24,559,512

Total Short-Term Investments (5.9%) (Cost $145,287,340)		145,299,029

Total Investments in Securities (95.9%) (Cost $1,147,812,025)		2,370,195,732
Other Assets Less Liabilities (4.1%)		101,072,473

Net Assets (100%)		$2,471,268,205

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $38,510,812. This was collateralized by $15,023,828 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/21/21 - 8/15/50 and by cash of $24,559,512 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

NYRS	— New York Registry Shares
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Banks
PNC Financial Services Group, Inc. (The)	16,769	3,257,569	—	(414,479)	160,882	(505,391)	2,498,581	88,053	—
Capital Markets
BlackRock, Inc.	5,614	2,761,332	821,471	(864,633)	170,321	1,162,235	4,050,726	89,781	—

Total		6,018,901	821,471	(1,279,112)	331,203	656,844	6,549,307	177,834	—

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	1,260	3/2021	USD	236,174,400	5,749,333

					5,749,333

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary, summarized in three broad levels, of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$219,900,836	$—	$—	$219,900,836
Consumer Discretionary	224,388,518	—	—	224,388,518
Consumer Staples	121,357,870	—	—	121,357,870
Energy	45,917,945	—	—	45,917,945
Financials	205,265,686	—	—	205,265,686
Health Care	277,298,606	—	—	277,298,606
Industrials	161,707,538	—	—	161,707,538
Information Technology	574,475,396	—	—	574,475,396
Materials	64,062,825	—	—	64,062,825
Real Estate	46,316,701	—	—	46,316,701
Utilities	43,500,335	—	—	43,500,335
Exchange Traded Funds	240,704,447	—	—	240,704,447
Futures	5,749,333	—	—	5,749,333
Short-Term Investments
Investment Company	120,739,517	—	—	120,739,517
Repurchase Agreements	—	24,559,512	—	24,559,512

Total Assets	$2,351,385,553	$24,559,512	$—	$2,375,945,065

Total Liabilities	$—	$—	$—	$—

Total	$2,351,385,553	$24,559,512	$—	$2,375,945,065

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$5,749,333	*

Total		$5,749,333

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$24,423,989	$24,423,989

Total	$24,423,989	$24,423,989

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$1,991,991	$1,991,991

Total	$1,991,991	$1,991,991

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $237,975,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 3%)*	$636,075,938
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 3%)*	$936,023,175

*	During the year ended December 31, 2020, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,270,669,264
Aggregate gross unrealized depreciation	(49,178,683)

Net unrealized appreciation	$1,221,490,581

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,154,454,484

For the year ended December 31, 2020, the Portfolio incurred approximately $7,636 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $1,902,681)	$6,549,307
Unaffiliated Issuers (Cost $1,121,349,832)	2,339,086,913
Repurchase Agreements (Cost $24,559,512)	24,559,512
Cash	108,394,574
Foreign cash (Cost $7)	7
Cash held as collateral at broker for futures	13,998,600
Receivable for securities sold	4,140,319
Due from broker for futures variation margin	1,549,799
Dividends, interest and other receivables	1,319,502
Securities lending income receivable	13,652
Receivable for Portfolio shares sold	6,967
Other assets	9,473

Total assets	2,499,628,625

LIABILITIES
Payable for return of collateral on securities loaned	24,559,512
Payable for securities purchased	1,220,793
Investment management fees payable	978,117
Payable for Portfolio shares redeemed	785,845
Distribution fees payable – Class IB	346,304
Administrative fees payable	253,978
Trustees’ fees payable	14,601
Distribution fees payable – Class IA	1,224
Accrued expenses	200,046

Total liabilities	28,360,420

NET ASSETS	$2,471,268,205

Net assets were comprised of:
Paid in capital	$1,299,071,245
Total distributable earnings (loss)	1,172,196,960

Net assets	$2,471,268,205

Class IA
Net asset value, offering and redemption price per share, $5,878,677 / 506,250 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.61

Class IB
Net asset value, offering and redemption price per share, $1,655,697,377 / 142,547,374 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.62

Class K
Net asset value, offering and redemption price per share, $809,692,151 / 69,690,083 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.62

(x)	Includes value of securities on loan of $38,510,812.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends ($177,834 of dividend income received from affiliates) (net of $81,756 foreign withholding tax)	$34,734,231
Interest	477,006
Securities lending (net)	149,136

Total income	35,360,373

EXPENSES
Investment management fees	10,876,768
Distribution fees – Class IB	3,810,983
Administrative fees	2,831,031
Printing and mailing expenses	169,431
Custodian fees	164,000
Professional fees	119,169
Trustees’ fees	81,619
Distribution fees – Class IA	12,982
Miscellaneous	56,854

Total expenses	18,122,837

NET INVESTMENT INCOME (LOSS)	17,237,536

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($331,203 realized gain (loss) from affiliates)	185,868,658
Futures contracts	24,423,989
Foreign currency transactions	673

Net realized gain (loss)	210,293,320

Change in unrealized appreciation (depreciation) on:
Investments in securities ($656,844 of change in unrealized appreciation (depreciation) from affiliates)	117,830,623
Futures contracts	1,991,991

Net change in unrealized appreciation (depreciation)	119,822,614

NET REALIZED AND UNREALIZED GAIN (LOSS)	330,115,934

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$347,353,470

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$17,237,536	$32,013,806
Net realized gain (loss)	210,293,320	188,879,366
Net change in unrealized appreciation (depreciation)	119,822,614	396,662,257

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	347,353,470	617,555,429

Distributions to shareholders:
Class IA	(650,611)	(395,524)
Class IB	(184,327,485)	(121,349,428)
Class K	(91,727,240)	(63,316,238)

Total distributions to shareholders	(276,705,336)	(185,061,190)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 25,283 and 58,825 shares, respectively ]	280,779	671,365
Capital shares issued in reinvestment of dividends and distributions [ 57,464 and 35,794 shares, respectively ]	650,611	395,524
Capital shares repurchased [ (44,085) and (92,398) shares, respectively ]	(505,745)	(1,042,340)

Total Class IA transactions	425,645	24,549

Class IB
Capital shares sold [ 1,301,537 and 1,156,866 shares, respectively ]	14,326,967	12,527,504
Capital shares issued in reinvestment of dividends and distributions [ 16,276,171 and 10,979,514 shares, respectively ]	184,327,485	121,349,428
Capital shares repurchased [ (19,537,762) and (20,153,693) shares, respectively ]	(217,447,844)	(219,722,417)

Total Class IB transactions	(18,793,392)	(85,845,485)

Class K
Capital shares sold [ 1,907,262 and 158,689 shares, respectively ]	20,679,290	1,692,778
Capital shares issued in reinvestment of dividends and distributions [ 8,096,511 and 5,729,639 shares, respectively ]	91,727,240	63,316,238
Capital shares repurchased [ (13,842,617) and (12,233,031) shares, respectively ]	(154,425,841)	(133,394,302)

Total Class K transactions	(42,019,311)	(68,385,286)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(60,387,058)	(154,206,222)

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,261,076	278,288,017
NET ASSETS:
Beginning of year	2,461,007,129	2,182,719,112

End of year	$2,471,268,205	$2,461,007,129

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.26	$9.37	$11.04	$9.75	$9.06

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.14	0.11	0.10	0.10
Net realized and unrealized gain (loss)	1.71	2.66	(0.75)	2.03	0.79

Total from investment operations	1.78	2.80	(0.64)	2.13	0.89

Less distributions:
Dividends from net investment income	(0.07)	(0.15)	(0.11)	(0.11)	(0.10)
Distributions from net realized gains	(1.36)	(0.76)	(0.92)	(0.73)	(0.10)

Total dividends and distributions	(1.43)	(0.91)	(1.03)	(0.84)	(0.20)

Net asset value, end of year	$11.61	$11.26	$9.37	$11.04	$9.75

Total return	16.27%	29.98%	(6.44)%	21.96%	9.78%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,879	$5,265	$4,362	$4,842	$4,211
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.87%	0.87%	0.87%	0.88%	0.88%
Before waivers and reimbursements (f)	0.87%	0.87%	0.87%	0.88%	0.89%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.66%	1.27%	1.01%	0.97%	1.11%
Before waivers and reimbursements (f)	0.66%	1.27%	1.01%	0.97%	1.10%
Portfolio turnover rate^	31%	14%	16%	17%	16%

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.26	$9.37	$11.04	$9.75	$9.06

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.14	0.11	0.10	0.10
Net realized and unrealized gain (loss)	1.72	2.66	(0.75)	2.03	0.79

Total from investment operations	1.79	2.80	(0.64)	2.13	0.89

Less distributions:
Dividends from net investment income	(0.07)	(0.15)	(0.11)	(0.11)	(0.10)
Distributions from net realized gains	(1.36)	(0.76)	(0.92)	(0.73)	(0.10)

Total dividends and distributions	(1.43)	(0.91)	(1.03)	(0.84)	(0.20)

Net asset value, end of year	$11.62	$11.26	$9.37	$11.04	$9.75

Total return	16.36%	29.98%	(6.44)%	21.96%	9.78%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,655,697	$1,627,605	$1,429,796	$1,758,123	$1,632,833
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.87%	0.87%	0.87%	0.88%	0.88%
Before waivers and reimbursements (f)	0.87%	0.87%	0.87%	0.88%	0.89%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.67%	1.26%	1.00%	0.97%	1.10%
Before waivers and reimbursements (f)	0.67%	1.26%	1.00%	0.97%	1.10%
Portfolio turnover rate^	31%	14%	16%	17%	16%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$11.26	$9.37	$11.04	$9.75	$9.06

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.16	0.14	0.13	0.13
Net realized and unrealized gain (loss)	1.72	2.66	(0.75)	2.03	0.79

Total from investment operations	1.82	2.82	(0.61)	2.16	0.92

Less distributions:
Dividends from net investment income	(0.10)	(0.17)	(0.14)	(0.14)	(0.13)
Distributions from net realized gains	(1.36)	(0.76)	(0.92)	(0.73)	(0.10)

Total dividends and distributions	(1.46)	(0.93)	(1.06)	(0.87)	(0.23)

Net asset value, end of year	$11.62	$11.26	$9.37	$11.04	$9.75

Total return	16.61%	30.28%	(6.19)%	22.24%	10.06%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$809,692	$828,137	$748,561	$942,266	$885,836
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.62%	0.62%	0.62%	0.63%	0.63%
Before waivers and reimbursements (f)	0.62%	0.62%	0.62%	0.63%	0.64%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.92%	1.51%	1.25%	1.22%	1.35%
Before waivers and reimbursements (f)	0.92%	1.51%	1.25%	1.22%	1.35%
Portfolio turnover rate^	31%	14%	16%	17%	16%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	37.36%	20.08%	16.39%
Portfolio – Class IB Shares	37.36	20.08	16.37
Portfolio – Class K Shares*	37.68	20.38	18.65
Russell 1000® Growth Index	38.49	21.00	17.21

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 37.36% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell 1000® Growth Index, which returned 38.49% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were information technology, consumer discretionary, communication services, health care and consumer staples.

•	The five stocks that contributed most to performance were Apple, Inc., Amazon.com, Inc., Microsoft Corp., Tesla, Inc. and NVIDIA Corp.

What hurt performance during the year:

•	The only sectors that detracted from performance were industrials and energy.

•	The five stocks that detracted most from performance were The Boeing Co., Marriott International, Simon Property Group, Raytheon and Merck.

How did derivatives contribute/detract from performance during the year?

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2020	% of Net Assets
Information Technology	44.6%
Consumer Discretionary	16.6
Health Care	13.4
Communication Services	11.0
Consumer Staples	4.5
Industrials	4.5
Financials	1.8
Real Estate	1.6
Materials	0.8
Energy	0.1
Repurchase Agreements	0.1
Utilities	0.0 #
Cash and Other	1.0

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

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Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,256.80	$4.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.48	3.69
Class IB
Actual	1,000.00	1,256.70	4.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.48	3.69
Class K
Actual	1,000.00	1,258.40	2.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.74	2.42

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.73%, 0.73% and 0.48%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (11.0%)
Entertainment (2.0%)
Activision Blizzard, Inc.	33,400	$3,101,190
Electronic Arts, Inc.	4,300	617,480
Live Nation Entertainment, Inc.*	15,700	1,153,636
Netflix, Inc.*	47,158	25,499,746
Roku, Inc.*	11,750	3,901,235
Spotify Technology SA*	14,500	4,562,570
Take-Two Interactive Software, Inc.*	11,500	2,389,585
World Wrestling Entertainment, Inc., Class A	5,000	240,250
Zynga, Inc., Class A*	80,800	797,496

		42,263,188

Interactive Media & Services (8.3%)
Alphabet, Inc., Class A*	25,892	45,379,355
Alphabet, Inc., Class C*	25,304	44,329,571
Facebook, Inc., Class A*	266,398	72,769,278
IAC/InterActiveCorp*	8,300	1,571,605
Match Group, Inc.*	24,143	3,650,180
Pinterest, Inc., Class A*	36,900	2,431,710
Zillow Group, Inc., Class A*	700	95,158
Zillow Group, Inc., Class C*	1,700	220,660

		170,447,517

Media (0.7%)
Altice USA, Inc., Class A (x)*	33,800	1,280,006
Cable One, Inc.	600	1,336,632
Charter Communications, Inc., Class A*	14,966	9,900,757
Liberty Media Corp.-Liberty SiriusXM, Class A*	1,000	43,190
Liberty Media Corp.-Liberty SiriusXM, Class C*	2,200	95,722
Nexstar Media Group, Inc., Class A	3,200	349,408
Sirius XM Holdings, Inc. (x)	78,500	500,045

		13,505,760

Total Communication Services		226,216,465

Consumer Discretionary (16.6%)
Auto Components (0.0%)
BorgWarner, Inc.	3,358	129,753

Automobiles (2.9%)
Tesla, Inc.*	84,802	59,842,228

Distributors (0.1%)
Pool Corp.	4,350	1,620,375

Diversified Consumer Services (0.1%)
Bright Horizons Family Solutions, Inc.*	4,600	795,754
Chegg, Inc.*	13,400	1,210,422
frontdoor, Inc.*	1,500	75,315
H&R Block, Inc.	15,000	237,900

		2,319,391

Hotels, Restaurants & Leisure (0.9%)
Chipotle Mexican Grill, Inc.*	3,173	4,400,031
Domino’s Pizza, Inc.	4,300	1,648,878
Las Vegas Sands Corp.	15,688	935,005
McDonald’s Corp.	11,813	2,534,833
Planet Fitness, Inc., Class A*	5,000	388,150
Starbucks Corp.	74,722	7,993,759
Vail Resorts, Inc.	400	111,584
Wendy’s Co. (The)	19,800	434,016
Wynn Resorts Ltd.	2,600	293,358
Yum China Holdings, Inc.	2,964	169,215
Yum! Brands, Inc.	2,464	267,492

		19,176,321

Household Durables (0.0%)
NVR, Inc.*	50	203,993
Tempur Sealy International, Inc.*	15,400	415,800

		619,793

Internet & Direct Marketing Retail (8.3%)
Amazon.com, Inc.*	47,094	153,381,861
Booking Holdings, Inc.*	4,569	10,176,397
eBay, Inc.	67,550	3,394,387
Etsy, Inc.*	13,050	2,321,726
Expedia Group, Inc.	1,635	216,474
Grubhub, Inc.*	900	66,843
Wayfair, Inc., Class A*	6,700	1,512,927

		171,070,615

Leisure Products (0.0%)
Mattel, Inc.*	22,600	394,370
Peloton Interactive, Inc., Class A*	2,600	394,472
Polaris, Inc.	650	61,932

		850,774

Multiline Retail (0.4%)
Dollar General Corp.	27,900	5,867,370
Dollar Tree, Inc.*	12,346	1,333,862
Ollie’s Bargain Outlet Holdings, Inc.*	5,300	433,381

		7,634,613

Specialty Retail (2.7%)
AutoZone, Inc.*	1,614	1,913,300
Best Buy Co., Inc.	4,500	449,055
Burlington Stores, Inc.*	6,450	1,686,998
CarMax, Inc.*	1,296	122,420
Carvana Co.*	6,000	1,437,240
Five Below, Inc.*	6,000	1,049,880
Floor & Decor Holdings, Inc., Class A*	10,350	960,998
Home Depot, Inc. (The)	59,632	15,839,452
Leslie’s, Inc. (x)*	1,921	53,308
Lowe’s Cos., Inc.	83,784	13,448,170
O’Reilly Automotive, Inc.*	8,161	3,693,424
Ross Stores, Inc.	31,224	3,834,619
TJX Cos., Inc. (The)	107,642	7,350,872
Tractor Supply Co.	12,800	1,799,424
Ulta Beauty, Inc.*	5,500	1,579,380
Vroom, Inc. (x)*	2,117	86,733
Williams-Sonoma, Inc.	1,379	140,437

		55,445,710

See Notes to Financial Statements.

1122

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Textiles, Apparel & Luxury Goods (1.2%)
Lululemon Athletica, Inc.*	12,550	$4,367,776
NIKE, Inc., Class B	134,339	19,004,938
VF Corp.	2,050	175,091

		23,547,805

Total Consumer Discretionary		342,257,378

Consumer Staples (4.5%)
Beverages (1.8%)
Boston Beer Co., Inc. (The), Class A*	1,000	994,290
Brown-Forman Corp., Class A	4,200	308,574
Brown-Forman Corp., Class B	16,990	1,349,515
Coca-Cola Co. (The)	251,662	13,801,144
Monster Beverage Corp.*	40,858	3,778,548
PepsiCo, Inc.	113,016	16,760,273

		36,992,344

Food & Staples Retailing (0.9%)
Albertsons Cos., Inc., Class A (x)	1,856	32,629
Costco Wholesale Corp.	43,266	16,301,763
Grocery Outlet Holding Corp.*	4,115	161,514
Sprouts Farmers Market, Inc.*	10,955	220,196
Sysco Corp.	38,236	2,839,405

		19,555,507

Food Products (0.3%)
Beyond Meat, Inc. (x)*	4,500	562,500
Campbell Soup Co.	9,595	463,918
Hershey Co. (The)	12,569	1,914,636
Kellogg Co.	9,328	580,481
Lamb Weston Holdings, Inc.	3,600	283,464
McCormick & Co., Inc. (Non-Voting)	15,376	1,469,946
Pilgrim’s Pride Corp.*	1,800	35,298

		5,310,243

Household Products (1.0%)
Church & Dwight Co., Inc.	27,136	2,367,074
Clorox Co. (The)	9,874	1,993,758
Energizer Holdings, Inc.	5,400	227,772
Procter & Gamble Co. (The)	120,800	16,808,112
Reynolds Consumer Products, Inc.	1,377	41,365

		21,438,081

Personal Products (0.3%)
Estee Lauder Cos., Inc. (The), Class A	21,974	5,849,259
Herbalife Nutrition Ltd.*	1,284	61,696

		5,910,955

Tobacco (0.2%)
Altria Group, Inc.	89,878	3,684,998

Total Consumer Staples		92,892,128

Energy (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Cheniere Energy, Inc.*	25,600	1,536,768
Equitrans Midstream Corp.	4,100	32,964

Total Energy		1,569,732

Financials (1.8%)
Capital Markets (1.1%)
Ares Management Corp.	10,800	508,140
Carlyle Group, Inc. (The)	1,200	37,728
Cboe Global Markets, Inc.	2,630	244,906
FactSet Research Systems, Inc.	4,169	1,386,192
Intercontinental Exchange, Inc.	21,075	2,429,737
LPL Financial Holdings, Inc.	610	63,574
MarketAxess Holdings, Inc.	4,100	2,339,296
Moody’s Corp.	18,002	5,224,900
Morningstar, Inc.	2,035	471,245
MSCI, Inc.	8,991	4,014,751
S&P Global, Inc.	15,782	5,188,017
T. Rowe Price Group, Inc.	6,336	959,207
Tradeweb Markets, Inc., Class A	7,800	487,110
Virtu Financial, Inc., Class A (x)	6,200	156,054

		23,510,857

Consumer Finance (0.0%)
Credit Acceptance Corp.(x)*	100	34,614
LendingTree, Inc.*	800	219,032
SLM Corp.	9,500	117,705

		371,351

Insurance (0.7%)
Alleghany Corp.	200	120,738
Aon plc, Class A	25,400	5,366,258
Axis Capital Holdings Ltd.	800	40,312
Brown & Brown, Inc.	1,300	61,633
Erie Indemnity Co., Class A	1,543	378,961
GoHealth, Inc., Class A (x)*	344	4,699
Lincoln National Corp.	2,600	130,806
Marsh & McLennan Cos., Inc.	43,500	5,089,500
Primerica, Inc.	2,700	361,611
Progressive Corp. (The)	18,600	1,839,168
RenaissanceRe Holdings Ltd.	1,900	315,058

		13,708,744

Thrifts & Mortgage Finance (0.0%)
Rocket Cos., Inc., Class A (x)*	4,245	85,834

Total Financials		37,676,786

Health Care (13.4%)
Biotechnology (3.2%)
AbbVie, Inc.	183,659	19,679,062
ACADIA Pharmaceuticals, Inc.*	12,200	652,212
Acceleron Pharma, Inc.*	5,300	678,082
Agios Pharmaceuticals, Inc.*	600	25,998
Alexion Pharmaceuticals, Inc.*	3,590	560,901
Alnylam Pharmaceuticals, Inc.*	12,700	1,650,619
Amgen, Inc.	65,300	15,013,776
Biogen, Inc.*	5,309	1,299,962
BioMarin Pharmaceutical, Inc.*	18,049	1,582,717
Bluebird Bio, Inc.*	3,200	138,464
Exact Sciences Corp.*	14,300	1,894,607
Exelixis, Inc.*	12,200	244,854
Global Blood Therapeutics, Inc.*	6,400	277,184
Incyte Corp.*	20,100	1,748,298
Ionis Pharmaceuticals, Inc.*	7,100	401,434
Iovance Biotherapeutics, Inc.*	15,200	705,280
Moderna, Inc.*	31,577	3,298,849

See Notes to Financial Statements.

1123

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Neurocrine Biosciences, Inc.*	10,100	$968,085
Regeneron Pharmaceuticals, Inc.*	10,800	5,217,588
Sage Therapeutics, Inc.*	400	34,604
Sarepta Therapeutics, Inc.*	8,200	1,398,018
Seagen, Inc.*	13,500	2,364,390
Vertex Pharmaceuticals, Inc.*	28,807	6,808,246

		66,643,230

Health Care Equipment & Supplies (3.0%)
Abbott Laboratories	73,600	8,058,464
ABIOMED, Inc.*	4,900	1,588,580
Align Technology, Inc.*	8,700	4,649,106
Baxter International, Inc.	23,656	1,898,157
Cooper Cos., Inc. (The)	700	254,324
DexCom, Inc.*	10,200	3,771,144
Edwards Lifesciences Corp.*	68,376	6,237,942
Haemonetics Corp.*	5,100	605,625
Hill-Rom Holdings, Inc.	800	78,376
Hologic, Inc.*	19,800	1,442,034
ICU Medical, Inc.*	600	128,694
IDEXX Laboratories, Inc.*	9,294	4,645,792
Insulet Corp.*	7,300	1,866,099
Intuitive Surgical, Inc.*	12,863	10,523,220
Masimo Corp.*	5,400	1,449,252
Novocure Ltd.*	11,000	1,903,440
Penumbra, Inc.*	3,600	630,000
Quidel Corp.*	4,100	736,565
ResMed, Inc.	15,832	3,365,250
STERIS plc	500	94,770
Stryker Corp.	12,491	3,060,795
Tandem Diabetes Care, Inc.*	5,800	554,944
Teleflex, Inc.	3,200	1,317,024
Varian Medical Systems, Inc.*	1,290	225,763
West Pharmaceutical Services, Inc.	8,100	2,294,811

		61,380,171

Health Care Providers & Services (2.5%)
Amedisys, Inc.*	3,500	1,026,655
AmerisourceBergen Corp.	7,708	753,534
Anthem, Inc.	7,200	2,311,848
Cardinal Health, Inc.	32,300	1,729,988
Centene Corp.*	18,726	1,124,122
Chemed Corp.	1,700	905,437
Cigna Corp.	10,826	2,253,757
DaVita, Inc.*	1,500	176,100
Encompass Health Corp.	4,900	405,181
Guardant Health, Inc.*	9,000	1,159,920
HCA Healthcare, Inc.	15,400	2,532,684
Humana, Inc.	5,600	2,297,512
Laboratory Corp. of America Holdings*	600	122,130
McKesson Corp.	13,271	2,308,092
Molina Healthcare, Inc.*	4,400	935,792
Oak Street Health, Inc. (x)*	945	57,796
UnitedHealth Group, Inc.	87,100	30,544,228

		50,644,776

Health Care Technology (0.4%)
American Well Corp., Class A (x)*	3,518	89,111
Cerner Corp.	33,640	2,640,067
Change Healthcare, Inc.*	19,640	366,286
Teladoc Health, Inc.*	10,811	2,161,768
Veeva Systems, Inc., Class A*	14,845	4,041,551

		9,298,783

Life Sciences Tools & Services (1.5%)
10X Genomics, Inc., Class A*	6,300	892,080
Adaptive Biotechnologies Corp.*	8,437	498,880
Agilent Technologies, Inc.	2,900	343,621
Avantor, Inc.*	49,480	1,392,862
Berkeley Lights, Inc. (x)*	483	43,185
Bio-Techne Corp.	3,954	1,255,593
Bruker Corp.	4,800	259,824
Charles River Laboratories International, Inc.*	4,827	1,206,074
Illumina, Inc.*	16,291	6,027,670
IQVIA Holdings, Inc.*	8,000	1,433,360
Mettler-Toledo International, Inc.*	2,447	2,788,797
PerkinElmer, Inc.	2,300	330,050
PPD, Inc.*	14,915	510,391
PRA Health Sciences, Inc.*	5,900	740,096
Repligen Corp.*	5,800	1,111,454
Syneos Health, Inc.*	800	54,504
Thermo Fisher Scientific, Inc.	25,700	11,970,546
Waters Corp.*	542	134,102

		30,993,089

Pharmaceuticals (2.8%)
Bristol-Myers Squibb Co.	91,094	5,650,561
Eli Lilly and Co.	93,396	15,768,981
Horizon Therapeutics plc*	19,900	1,455,685
Johnson & Johnson	39,114	6,155,761
Merck & Co., Inc.	244,900	20,032,820
Reata Pharmaceuticals, Inc., Class A*	2,300	284,326
Royalty Pharma plc, Class A	4,841	242,292
Zoetis, Inc.	47,650	7,886,075

		57,476,501

Total Health Care		276,436,550

Industrials (4.5%)
Aerospace & Defense (0.9%)
Axon Enterprise, Inc.*	6,900	845,457
BWX Technologies, Inc.	6,700	403,876
HEICO Corp.	3,926	519,802
HEICO Corp., Class A	6,913	809,236
Huntington Ingalls Industries, Inc.	400	68,192
Lockheed Martin Corp.	27,431	9,737,457
Mercury Systems, Inc.*	4,900	431,494
Northrop Grumman Corp.	15,900	4,845,048
TransDigm Group, Inc.*	1,353	837,304
Virgin Galactic Holdings, Inc. (x)*	6,300	149,499

		18,647,365

See Notes to Financial Statements.

1124

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Air Freight & Logistics (0.5%)
CH Robinson Worldwide, Inc.	2,258	$211,958
Expeditors International of Washington, Inc.	11,176	1,062,949
United Parcel Service, Inc., Class B	51,559	8,682,536
XPO Logistics, Inc.*	500	59,600

		10,017,043

Building Products (0.1%)
Allegion plc	6,566	764,151
Armstrong World Industries, Inc.	1,900	141,341
AZEK Co., Inc. (The)*	632	24,300
Carrier Global Corp.	34,500	1,301,340
Trex Co., Inc.*	12,800	1,071,616

		3,302,748

Commercial Services & Supplies (0.4%)
Cintas Corp.	8,700	3,075,102
Copart, Inc.*	22,408	2,851,418
IAA, Inc.*	3,500	227,430
MSA Safety, Inc.	900	134,451
Rollins, Inc.	21,450	838,052
Waste Management, Inc.	6,000	707,580

		7,834,033

Construction & Engineering (0.0%)
Quanta Services, Inc.	3,000	216,060

Electrical Equipment (0.2%)
Array Technologies, Inc.*	484	20,880
Generac Holdings, Inc.*	6,200	1,409,942
Rockwell Automation, Inc.	6,212	1,558,032
Vertiv Holdings Co., Class A	24,200	451,814

		3,440,668

Industrial Conglomerates (0.4%)
3M Co.	41,096	7,183,170
Roper Technologies, Inc.	1,573	678,104

		7,861,274

Machinery (0.3%)
Allison Transmission Holdings, Inc.	8,000	345,040
Donaldson Co., Inc.	1,380	77,114
Graco, Inc.	9,048	654,623
Illinois Tool Works, Inc.	15,500	3,160,140
Lincoln Electric Holdings, Inc.	2,600	302,250
Nordson Corp.	5,200	1,044,940
Toro Co. (The)	10,652	1,010,236

		6,594,343

Professional Services (0.7%)
CoreLogic, Inc.	350	27,062
CoStar Group, Inc.*	4,400	4,066,832
Dun & Bradstreet Holdings, Inc.*	4,597	114,465
Equifax, Inc.	9,900	1,909,116
IHS Markit Ltd.	23,900	2,146,937
TransUnion	19,132	1,898,277
Verisk Analytics, Inc.	17,591	3,651,716

		13,814,405

Road & Rail (0.8%)
JB Hunt Transport Services, Inc.	2,470	337,525
Landstar System, Inc.	3,366	453,266
Old Dominion Freight Line, Inc.	9,300	1,815,174
Uber Technologies, Inc.*	117,500	5,992,500
Union Pacific Corp.	38,396	7,994,815

		16,593,280

Trading Companies & Distributors (0.2%)
Fastenal Co.	51,416	2,510,643
WW Grainger, Inc.	3,646	1,488,808

		3,999,451

Total Industrials		92,320,670

Information Technology (44.6%)
Communications Equipment (0.1%)
Arista Networks, Inc.*	5,370	1,560,361
CommScope Holding Co., Inc.*	1,300	17,420
Lumentum Holdings, Inc.*	800	75,840
Motorola Solutions, Inc.	1,900	323,114
Ubiquiti, Inc.(x)	800	222,808

		2,199,543

Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp., Class A	18,964	2,479,922
CDW Corp.	15,674	2,065,677
Cognex Corp.	18,200	1,461,187
Coherent, Inc.*	2,200	330,044
Dolby Laboratories, Inc., Class A	800	77,704
IPG Photonics Corp.*	200	44,758
Jabil, Inc.	3,000	127,590
Keysight Technologies, Inc.*	6,900	911,421
Zebra Technologies Corp., Class A*	5,307	2,039,639

		9,537,942

IT Services (8.6%)
Accenture plc, Class A	70,700	18,467,547
Akamai Technologies, Inc.*	14,550	1,527,605
Automatic Data Processing, Inc.	41,000	7,224,200
BigCommerce Holdings, Inc. (x)*	736	47,214
Black Knight, Inc.*	16,700	1,475,445
Booz Allen Hamilton Holding Corp.	14,950	1,303,341
Broadridge Financial Solutions, Inc.	12,587	1,928,328
CACI International, Inc., Class A*	400	99,732
Cognizant Technology Solutions Corp., Class A	4,214	345,337
EPAM Systems, Inc.*	5,900	2,114,265
Fastly, Inc., Class A (x)*	8,700	760,119
Fiserv, Inc.*	18,254	2,078,401
FleetCor Technologies, Inc.*	9,124	2,489,301
Gartner, Inc.*	9,550	1,529,815
Genpact Ltd.	8,054	333,113
Globant SA*	4,200	913,962
GoDaddy, Inc., Class A*	18,250	1,513,838
Jack Henry & Associates, Inc.	6,600	1,069,134
Leidos Holdings, Inc.	1,400	147,168
Mastercard, Inc., Class A	97,870	34,933,718
MongoDB, Inc.*	5,600	2,010,624

See Notes to Financial Statements.

1125

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Okta, Inc.*	12,750	$3,241,815
Paychex, Inc.	28,080	2,616,494
PayPal Holdings, Inc.*	130,276	30,510,639
Science Applications International Corp.	800	75,712
Square, Inc., Class A*	40,902	8,901,911
StoneCo Ltd., Class A*	19,800	1,661,616
Switch, Inc., Class A	9,699	158,773
Twilio, Inc., Class A*	12,650	4,282,025
VeriSign, Inc.*	6,691	1,447,932
Visa, Inc., Class A	187,308	40,969,879
Western Union Co. (The)	8,755	192,085
WEX, Inc.*	400	81,412

		176,452,500

Semiconductors & Semiconductor Equipment (6.4%)
Advanced Micro Devices, Inc.*	120,200	11,023,542
Allegro MicroSystems, Inc.*	1,333	35,538
Analog Devices, Inc.	4,911	725,502
Applied Materials, Inc.	101,600	8,768,080
Broadcom, Inc.	41,111	18,000,451
Enphase Energy, Inc.*	11,600	2,035,452
Entegris, Inc.	13,800	1,326,180
Inphi Corp.*	5,300	850,491
KLA Corp.	17,200	4,453,252
Lam Research Corp.	16,098	7,602,602
Maxim Integrated Products, Inc.	9,678	857,955
Microchip Technology, Inc.	20,026	2,765,791
MKS Instruments, Inc.	4,500	677,025
Monolithic Power Systems, Inc.	4,800	1,757,904
NVIDIA Corp.	65,500	34,204,100
QUALCOMM, Inc.	124,786	19,009,899
SolarEdge Technologies, Inc.*	5,400	1,723,248
Teradyne, Inc.	18,300	2,193,987
Texas Instruments, Inc.	50,631	8,310,066
Universal Display Corp.	4,700	1,080,060
Xilinx, Inc.	26,963	3,822,545

		131,223,670

Software (17.5%)
2U, Inc.*	2,350	94,024
Adobe, Inc.*	53,434	26,723,412
Alteryx, Inc., Class A*	5,750	700,292
Anaplan, Inc.*	14,350	1,031,047
ANSYS, Inc.*	9,462	3,442,276
Aspen Technology, Inc.*	6,900	898,725
Atlassian Corp. plc, Class A*	14,095	3,296,398
Autodesk, Inc.*	16,180	4,940,401
Avalara, Inc.*	9,050	1,492,254
Bill.com Holdings, Inc.*	6,007	819,955
Cadence Design Systems, Inc.*	30,500	4,161,115
CDK Global, Inc.	1,683	87,230
Ceridian HCM Holding, Inc.*	8,350	889,776
Citrix Systems, Inc.	3,679	478,638
Cloudflare, Inc., Class A*	12,000	911,880
Coupa Software, Inc.*	7,400	2,507,934
Crowdstrike Holdings, Inc., Class A*	12,100	2,563,022
Datadog, Inc., Class A*	16,800	1,653,792
Datto Holding Corp.*	1,309	35,343
DocuSign, Inc.*	19,750	4,390,425
Dropbox, Inc., Class A*	27,100	601,349
Duck Creek Technologies, Inc.*	1,252	54,212
Dynatrace, Inc.*	20,243	875,915
Elastic NV*	7,173	1,048,190
Everbridge, Inc.*	3,700	551,559
Fair Isaac Corp.*	3,100	1,584,224
FireEye, Inc.*	5,500	126,830
Five9, Inc.*	6,800	1,185,920
Fortinet, Inc.*	14,650	2,175,964
Guidewire Software, Inc.*	1,700	218,841
HubSpot, Inc.*	4,550	1,803,802
Intuit, Inc.	27,979	10,627,823
Jamf Holding Corp.*	1,016	30,399
JFrog Ltd.(x)*	1,239	77,846
Manhattan Associates, Inc.*	6,200	652,116
McAfee Corp., Class A (x)	2,039	34,031
Medallia, Inc. (x)*	9,244	307,086
Microsoft Corp.#	830,749	184,775,193
nCino, Inc.(x)*	1,226	88,775
New Relic, Inc.*	5,650	369,510
NortonLifeLock, Inc.	60,700	1,261,346
Nutanix, Inc., Class A*	20,200	643,774
Oracle Corp.	187,413	12,123,747
PagerDuty, Inc.*	7,500	312,750
Palo Alto Networks, Inc.*	10,466	3,719,512
Paycom Software, Inc.*	5,450	2,464,762
Paylocity Holding Corp.*	3,850	792,753
Pegasystems, Inc.	3,850	513,051
Pluralsight, Inc., Class A*	11,461	240,223
Proofpoint, Inc.*	6,250	852,563
PTC, Inc.*	11,550	1,381,495
RealPage, Inc.*	8,450	737,178
RingCentral, Inc., Class A*	8,600	3,259,142
salesforce.com, Inc.*	89,058	19,818,077
ServiceNow, Inc.*	21,139	11,635,540
Slack Technologies, Inc., Class A*	42,200	1,782,528
Smartsheet, Inc., Class A*	12,200	845,338
Splunk, Inc.*	17,600	2,990,064
SS&C Technologies Holdings, Inc.	5,100	371,025
Synopsys, Inc.*	15,400	3,992,296
Teradata Corp.*	9,150	205,601
Trade Desk, Inc. (The), Class A*	4,650	3,724,650
Tyler Technologies, Inc.*	4,450	1,942,514
Unity Software, Inc. (x)*	2,679	411,146
VMware, Inc., Class A (x)*	8,666	1,215,493
Workday, Inc., Class A*	19,010	4,554,986
Zendesk, Inc.*	12,550	1,796,156
Zoom Video Communications, Inc., Class A*	18,500	6,240,420
Zscaler, Inc.*	7,700	1,537,767

		359,673,421

Technology Hardware, Storage & Peripherals (11.6%)
Apple, Inc.	1,790,283	237,552,651
Dell Technologies, Inc., Class C*	1,694	124,153
NetApp, Inc.	13,200	874,368
Pure Storage, Inc., Class A*	15,300	345,933

		238,897,105

Total Information Technology		917,984,181

See Notes to Financial Statements.

1126

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Materials (0.8%)
Chemicals (0.6%)
Air Products and Chemicals, Inc.	3,100	$846,982
Ecolab, Inc.	5,441	1,177,215
FMC Corp.	2,800	321,804
NewMarket Corp.	600	238,974
RPM International, Inc.	11,800	1,071,204
Scotts Miracle-Gro Co. (The)	4,193	834,994
Sherwin-Williams Co. (The)	9,171	6,739,859
W R Grace & Co.	2,200	120,604

		11,351,636

Containers & Packaging (0.2%)
Amcor plc	26,100	307,197
Avery Dennison Corp.	3,800	589,418
Ball Corp.	33,000	3,074,940
Berry Global Group, Inc.*	4,900	275,331
Crown Holdings, Inc.*	1,403	140,581
Graphic Packaging Holding Co.	6,700	113,498

		4,500,965

Metals & Mining (0.0%)
Royal Gold, Inc.	5,100	542,436

Total Materials		16,395,037

Real Estate (1.6%)
Equity Real Estate Investment Trusts (REITs) (1.6%)
American Tower Corp. (REIT)	48,920	10,980,583
Americold Realty Trust (REIT)	2,200	82,126
Brookfield Property REIT, Inc. (REIT), Class A (x)	4,500	67,230
CoreSite Realty Corp. (REIT)	2,900	363,312
Crown Castle International Corp. (REIT)	42,917	6,831,957
Equinix, Inc. (REIT)	9,752	6,964,684
Equity LifeStyle Properties, Inc. (REIT)	7,800	494,208
Extra Space Storage, Inc. (REIT)	9,800	1,135,428
Iron Mountain, Inc. (REIT)	18,500	545,380
Public Storage (REIT)	10,862	2,508,362
SBA Communications Corp. (REIT)	1,618	456,486
Simon Property Group, Inc. (REIT)	26,461	2,256,594

Total Real Estate		32,686,350

Utilities (0.0%)
Electric Utilities (0.0%)
NRG Energy, Inc.	9,300	349,215

Total Utilities		349,215

Total Common Stocks (98.9%) (Cost $522,255,855)		2,036,784,492

MASTER LIMITED PARTNERSHIP:
Financials (0.0%)
Capital Markets (0.0%)
Apollo Global Management, Inc. (Cost $430,019)	9,300	455,514

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.1%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $100,001, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $102,000. (xx)	$100,000	100,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $600,013, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22 -9/27/23; total market value $612,002. (xx)	600,000	600,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $100,004, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $111,115. (xx)	100,000	100,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $34,520, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $35,210. (xx)	34,520	34,520
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $200,004, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125%-3.625%, maturing 9/30/21-8/15/49; total market value $221,879. (xx)	200,000	200,000

Total Repurchase Agreements		1,034,520

Total Short-Term Investments (0.1%) (Cost $1,034,520)		1,034,520

Total Investments in Securities (99.0%) (Cost $523,720,394)		2,038,274,526
Other Assets Less Liabilities (1.0%)		20,571,571

Net Assets (100%)		$2,058,846,097

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $19,128,120.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $3,529,593. This was collateralized by $2,634,528 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/14/21 - 2/15/50 and by cash of $1,034,520 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD — United States Dollar

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	116	3/2021	USD	21,743,040	489,651

					489,651

The following is a summary, summarized in three broad levels, of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$225,867,057	$349,408	$—	$226,216,465
Consumer Discretionary	342,257,378	—	—	342,257,378
Consumer Staples	92,892,128	—	—	92,892,128
Energy	1,569,732	—	—	1,569,732
Financials	37,676,786	—	—	37,676,786
Health Care	276,436,550	—	—	276,436,550
Industrials	92,320,670	—	—	92,320,670
Information Technology	917,984,181	—	—	917,984,181
Materials	16,395,037	—	—	16,395,037
Real Estate	32,686,350	—	—	32,686,350
Utilities	349,215	—	—	349,215
Futures	489,651	—	—	489,651
Master Limited Partnership
Financials	455,514	—	—	455,514
Short-Term Investments
Repurchase Agreements	—	1,034,520	—	1,034,520

Total Assets	$2,037,380,249	$1,383,928	$—	$2,038,764,177

Total Liabilities	$—	$—	$—	$—

Total	$2,037,380,249	$1,383,928	$—	$2,038,764,177

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$489,651	*

Total		$489,651

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$4,248,836	$4,248,836

Total	$4,248,836	$4,248,836

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$123,973	$123,973

Total	$123,973	$123,973

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $16,263,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$228,947,697
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$332,357,230

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,517,206,793
Aggregate gross unrealized depreciation	(2,681,132)

Net unrealized appreciation	$1,514,525,661

Federal income tax cost of investments in securities and derivative instruments, if applicable	$524,238,516

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $522,685,874)	$2,037,240,006
Repurchase Agreements (Cost $1,034,520)	1,034,520
Cash	23,136,257
Dividends, interest and other receivables	692,534
Receivable for Portfolio shares sold	282,876
Due from broker for futures variation margin	142,686
Securities lending income receivable	6,271
Other assets	7,288

Total assets	2,062,542,438

LIABILITIES
Payable for Portfolio shares redeemed	1,422,555
Payable for return of collateral on securities loaned	1,034,520
Investment management fees payable	597,493
Distribution fees payable – Class IB	386,462
Administrative fees payable	161,467
Distribution fees payable – Class IA	25,447
Trustees’ fees payable	1,980
Accrued expenses	66,417

Total liabilities	3,696,341

NET ASSETS	$2,058,846,097

Net assets were comprised of:
Paid in capital	$538,557,054
Total distributable earnings (loss)	1,520,289,043

Net assets	$2,058,846,097

Class IA
Net asset value, offering and redemption price per share, $122,510,498 / 5,688,540 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.54

Class IB
Net asset value, offering and redemption price per share, $1,860,794,256 / 89,611,006 shares outstanding (unlimited amount authorized: $0.01 par value)	$20.77

Class K
Net asset value, offering and redemption price per share, $75,541,343 / 3,504,499 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.56

(x)	Includes value of securities on loan of $3,529,593.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends	$17,850,122
Interest	62,161
Securities lending (net)	54,512

Total income	17,966,795

EXPENSES
Investment management fees	6,034,780
Distribution fees – Class IB	3,888,947
Administrative fees	1,642,865
Distribution fees – Class IA	265,504
Printing and mailing expenses	149,394
Professional fees	99,898
Custodian fees	65,000
Trustees’ fees	54,607
Miscellaneous	251,472

Total expenses	12,452,467

NET INVESTMENT INCOME (LOSS)	5,514,328

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	105,146,556
Futures contracts	4,248,836

Net realized gain (loss)	109,395,392

Change in unrealized appreciation (depreciation) on:
Investments in securities	453,674,925
Futures contracts	123,973

Net change in unrealized appreciation (depreciation)	453,798,898

NET REALIZED AND UNREALIZED GAIN (LOSS)	563,194,290

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$568,708,618

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,514,328	$9,360,442
Net realized gain (loss)	109,395,392	108,990,889
Net change in unrealized appreciation (depreciation)	453,798,898	315,906,464

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	568,708,618	434,257,795

Distributions to shareholders:
Class IA	(7,158,008)	(6,972,395)
Class IB	(111,510,219)	(105,457,050)
Class K	(4,441,469)	(4,274,143)

Total distributions to shareholders	(123,109,696)	(116,703,588)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 771,793 and 1,247,011 shares, respectively ]	14,011,353	18,413,485
Capital shares issued in reinvestment of dividends and distributions [ 345,045 and 427,515 shares, respectively ]	7,158,008	6,972,395
Capital shares repurchased [ (1,346,273) and (807,189) shares, respectively ]	(25,676,540)	(12,806,027)

Total Class IA transactions	(4,507,179)	12,579,853

Class IB
Capital shares sold [ 9,366,825 and 5,573,038 shares, respectively ]	166,238,027	85,214,359
Capital shares issued in reinvestment of dividends and distributions [ 5,572,879 and 6,689,641 shares, respectively ]	111,510,219	105,457,050
Capital shares repurchased [ (14,652,917) and (11,913,469) shares, respectively ]	(258,279,610)	(182,600,074)

Total Class IB transactions	19,468,636	8,071,335

Class K
Capital shares sold [ 576,629 and 246,928 shares, respectively ]	10,672,257	3,908,904
Capital shares issued in reinvestment of dividends and distributions [ 213,846 and 261,970 shares, respectively ]	4,441,469	4,274,143
Capital shares repurchased [ (798,834) and (2,166,561) shares, respectively ]	(14,313,538)	(29,955,192)

Total Class K transactions	800,188	(21,772,145)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	15,761,645	(1,120,957)

TOTAL INCREASE (DECREASE) IN NET ASSETS	461,360,567	316,433,250
NET ASSETS:
Beginning of year	1,597,485,530	1,281,052,280

End of year	$2,058,846,097	$1,597,485,530

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017	2016
Net asset value, beginning of year	$16.68	$13.29	$14.58	$11.81	$11.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.10	0.10	0.10	0.11
Net realized and unrealized gain (loss)	6.12	4.55	(0.36)	3.35	0.64

Total from investment operations	6.18	4.65	(0.26)	3.45	0.75

Less distributions:
Dividends from net investment income	(0.06)	(0.10)	(0.10)	(0.10)	(0.12)
Distributions from net realized gains	(1.26)	(1.16)	(0.93)	(0.58)	(0.63)

Total dividends and distributions	(1.32)	(1.26)	(1.03)	(0.68)	(0.75)

Net asset value, end of year	$21.54	$16.68	$13.29	$14.58	$11.81

Total return	37.36%	35.27%	(2.24)%	29.27%	6.32%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$122,510	$98,735	$67,106	$70,140	$49,353
Ratio of expenses to average net assets:
After waivers (f)	0.73%	0.73%	0.74%	0.72%	0.73%
Before waivers (f)	0.73%	0.73%	0.74%	0.72%	0.73%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.31%	0.64%	0.64%	0.75%	0.95%
Before waivers (f)	0.31%	0.64%	0.64%	0.75%	0.95%
Portfolio turnover rate^	13%	15%	13%	13%	13%

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$16.12	$12.87	$14.15	$11.48	$11.50

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.10	0.10	0.10	0.11
Net realized and unrealized gain (loss)	5.91	4.41	(0.35)	3.25	0.62

Total from investment operations	5.97	4.51	(0.25)	3.35	0.73

Less distributions:
Dividends from net investment income	(0.06)	(0.10)	(0.10)	(0.10)	(0.12)
Distributions from net realized gains	(1.26)	(1.16)	(0.93)	(0.58)	(0.63)

Total dividends and distributions	(1.32)	(1.26)	(1.03)	(0.68)	(0.75)

Net asset value, end of year	$20.77	$16.12	$12.87	$14.15	$11.48

Total return	37.36%	35.33%	(2.24)%	29.24%	6.29%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,860,794	$1,440,121	$1,145,248	$1,253,336	$1,013,708
Ratio of expenses to average net assets:
After waivers (f)	0.73%	0.73%	0.74%	0.72%	0.73%
Before waivers (f)	0.73%	0.73%	0.74%	0.72%	0.73%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.31%	0.63%	0.63%	0.75%	0.95%
Before waivers (f)	0.31%	0.63%	0.63%	0.75%	0.95%
Portfolio turnover rate^	13%	15%	13%	13%	13%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$16.69	$13.29	$14.58	$11.81	$11.81

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.14	0.14	0.14	0.14
Net realized and unrealized gain (loss)	6.13	4.56	(0.36)	3.35	0.65

Total from investment operations	6.23	4.70	(0.22)	3.49	0.79

Less distributions:
Dividends from net investment income	(0.10)	(0.14)	(0.14)	(0.14)	(0.16)
Distributions from net realized gains	(1.26)	(1.16)	(0.93)	(0.58)	(0.63)

Total dividends and distributions	(1.36)	(1.30)	(1.07)	(0.72)	(0.79)

Net asset value, end of year	$21.56	$16.69	$13.29	$14.58	$11.81

Total return	37.68%	35.65%	(1.99)%	29.55%	6.59%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$75,541	$58,629	$68,699	$83,483	$100,219
Ratio of expenses to average net assets:
After waivers (f)	0.48%	0.48%	0.48%	0.47%	0.48%
Before waivers (f)	0.48%	0.48%	0.48%	0.47%	0.48%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.56%	0.87%	0.90%	1.01%	1.21%
Before waivers (f)	0.56%	0.87%	0.90%	1.01%	1.21%
Portfolio turnover rate^	13%	15%	13%	13%	13%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	HS Management Partners, LLC

➢	Loomis, Sayles & Company, L.P.

➢	Polen Capital Management, LLC

➢	T. Rowe Price Associates, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	32.00%	18.48%	14.92%
Portfolio – Class IB Shares	31.99	18.48	14.88
Portfolio – Class K Shares*	32.34	18.79	17.23
Russell 1000® Growth Index	38.49	21.00	17.21

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 31.99% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell 1000® Growth Index, which returned 38.49% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the Russell 1000 Growth Index.

Portfolio Highlights

What helped performance during the year:

•	Security selection in the financials sector was the largest contributor to relative performance for the period.

•	Relative underweights in the industrials, health care, real estate and consumer staples sectors all had a positive impact on performance.

•	Within health care, underweights to Merck & Co. Inc. and Amgen Inc. were notable contributors.

•	Security selection in the industrials and communication services sectors added to performance. Within the industrial sector, overweighting The Boeing Co. was additive.

What hurt performance during the year:

•	A large overweight relative to the benchmark in the financials sector was the biggest detractor from performance for the period.

•	Stock selection in the consumer discretionary and information technology, as well as allocations to the information technology, detracted from relative performance.

•	Specifically, underweighting top performers Apple, Inc., Tesla, Inc. and Amazon.com, Inc. detracted for the period.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark. The Portfolio reduced its equity exposure at certain points of the year during which volatility was relatively high, de-equitizing by as much as 46% for 81 days.

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Sector Weightings as of December 31, 2020	% of Net Assets
Information Technology	33.2%
Consumer Discretionary	14.6
Health Care	11.0
Communication Services	10.1
Exchange-Traded Funds	9.4
Investment Companies	4.9
Consumer Staples	4.3
Industrials	4.3
Financials	2.0
Real Estate	0.8
Repurchase Agreements	0.6
Materials	0.5
Energy	0.2
Utilities	0.0 #
Cash and Other	4.1

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,232.80	$4.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.91	4.27
Class IB
Actual	1,000.00	1,232.80	4.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.91	4.27
Class K
Actual	1,000.00	1,234.50	3.32
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.16	3.01

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.84%, 0.84% and 0.59%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (10.1%)
Entertainment (2.1%)
Activision Blizzard, Inc.	152,432	$14,153,311
Electronic Arts, Inc.	6,066	871,078
Live Nation Entertainment, Inc.*	22,224	1,633,020
Netflix, Inc.*	90,133	48,737,617
Roku, Inc.*	17,112	5,681,526
Sea Ltd. (ADR)*	46,498	9,255,427
Spotify Technology SA*	34,384	10,819,269
Take-Two Interactive Software, Inc.*	16,647	3,459,080
Walt Disney Co. (The)*	122,080	22,118,454
World Wrestling Entertainment, Inc., Class A	6,889	331,017
Zynga, Inc., Class A*	111,562	1,101,117

		118,160,916

Interactive Media & Services (7.7%)
Alphabet, Inc., Class A*	56,044	98,224,956
Alphabet, Inc., Class C*	67,790	118,759,945
Facebook, Inc., Class A*	662,187	180,883,001
IAC/InterActiveCorp*	12,217	2,313,289
Match Group, Inc.*	65,402	9,888,128
Pinterest, Inc., Class A*	52,505	3,460,080
Snap, Inc., Class A*	184,557	9,240,769
Tencent Holdings Ltd.	64,100	4,663,352
Zillow Group, Inc., Class A*	1,121	152,389
Zillow Group, Inc., Class C*	2,639	342,542

		427,928,451

Media (0.3%)
Altice USA, Inc., Class A (x)*	45,550	1,724,978
Cable One, Inc.	841	1,873,512
Charter Communications, Inc., Class A*	20,572	13,609,407
Liberty Media Corp.-Liberty SiriusXM, Class A*	1,704	73,596
Liberty Media Corp.-Liberty SiriusXM, Class C*	3,563	155,026
Nexstar Media Group, Inc., Class A	4,433	484,039
Sirius XM Holdings, Inc. (x)	103,959	662,219

		18,582,777

Total Communication Services		564,672,144

Consumer Discretionary (14.6%)
Auto Components (0.0%)
Aptiv plc	19,934	2,597,201
BorgWarner, Inc.	4,789	185,047

		2,782,248

Automobiles (1.6%)
Ferrari NV	20,905	4,798,116
Tesla, Inc.*	118,987	83,965,556

		88,763,672

Distributors (0.0%)
Pool Corp.	6,088	2,267,780

Diversified Consumer Services (0.1%)
Bright Horizons Family Solutions, Inc.*	6,670	1,153,843
Chegg, Inc.*	18,867	1,704,256
frontdoor, Inc.*	2,546	127,835
H&R Block, Inc.	20,336	322,529

		3,308,463

Hotels, Restaurants & Leisure (1.7%)
Airbnb, Inc., Class A*	2,414	354,375
Chipotle Mexican Grill, Inc.*	7,153	9,919,137
Domino’s Pizza, Inc.	27,627	10,593,849
DraftKings, Inc., Class A*	36,840	1,715,270
Las Vegas Sands Corp.	63,068	3,758,853
McDonald’s Corp.	52,156	11,191,634
Planet Fitness, Inc., Class A*	7,174	556,918
Starbucks Corp.	333,048	35,629,475
Vail Resorts, Inc.	566	157,891
Wendy’s Co. (The)	28,309	620,533
Wynn Resorts Ltd.	46,691	5,268,146
Yum China Holdings, Inc.	146,950	8,389,376
Yum! Brands, Inc.	53,153	5,770,290

		93,925,747

Household Durables (0.0%)
NVR, Inc.*	60	244,792
Tempur Sealy International, Inc.*	22,496	607,392

		852,184

Internet & Direct Marketing Retail (7.4%)
Alibaba Group Holding Ltd. (ADR)*	167,732	39,036,268
Amazon.com, Inc.*	96,638	314,743,201
Booking Holdings, Inc.*	9,834	21,902,973
DoorDash, Inc., Class A (x)*	1,958	279,505
eBay, Inc.	494,810	24,864,203
Etsy, Inc.*	18,569	3,303,611
Expedia Group, Inc.	2,232	295,517
Farfetch Ltd., Class A*	34,100	2,175,921
Grubhub, Inc.*	1,590	118,089
JD Health International, Inc. (m)*	8,150	157,692
Wayfair, Inc., Class A*	10,143	2,290,391

		409,167,371

Leisure Products (0.0%)
Mattel, Inc.*	31,724	553,584
Peloton Interactive, Inc., Class A*	9,699	1,471,532
Polaris, Inc.	1,059	100,901

		2,126,017

Multiline Retail (0.6%)
Dollar General Corp.	80,394	16,906,858
Dollar Tree, Inc.*	17,372	1,876,871
Ollie’s Bargain Outlet Holdings, Inc.*	7,657	626,113
Target Corp.	80,125	14,144,466

		33,554,308

Specialty Retail (2.0%)
AutoZone, Inc.*	2,172	2,574,776
Best Buy Co., Inc.	6,574	656,019
Burlington Stores, Inc.*	9,133	2,388,736

See Notes to Financial Statements.

1136

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
CarMax, Inc.*	2,160	$204,033
Carvana Co.*	23,146	5,544,393
Five Below, Inc.*	8,742	1,529,675
Floor & Decor Holdings, Inc., Class A*	14,705	1,365,359
Home Depot, Inc. (The)	112,422	29,861,532
Leslie’s, Inc. (x)*	2,705	75,064
Lowe’s Cos., Inc.	118,876	19,080,787
O’Reilly Automotive, Inc.*	11,225	5,080,098
Ross Stores, Inc.	98,432	12,088,434
TJX Cos., Inc. (The)	152,222	10,395,240
Tractor Supply Co.	18,177	2,555,323
Ulta Beauty, Inc.*	7,867	2,259,088
Vroom, Inc.*	3,175	130,080
Williams-Sonoma, Inc.	133,798	13,625,988

		109,414,625

Textiles, Apparel & Luxury Goods (1.2%)
Lululemon Athletica, Inc.*	30,135	10,487,884
LVMH Moet Hennessy Louis Vuitton SE	8,237	5,141,049
NIKE, Inc., Class B	277,414	39,245,759
Under Armour, Inc., Class A*	528,868	9,080,663
VF Corp.	2,707	231,205

		64,186,560

Total Consumer Discretionary		810,348,975

Consumer Staples (4.3%)
Beverages (2.0%)
Boston Beer Co., Inc. (The), Class A*	1,424	1,415,869
Brown-Forman Corp., Class A	5,845	429,432
Brown-Forman Corp., Class B	24,510	1,946,830
Coca-Cola Co. (The)	559,842	30,701,735
Diageo plc (ADR)	57,525	9,135,545
Monster Beverage Corp.*	327,141	30,254,000
PepsiCo, Inc.	242,334	35,938,132

		109,821,543

Food & Staples Retailing (0.6%)
Albertsons Cos., Inc., Class A (x)	4,076	71,656
Costco Wholesale Corp.	61,277	23,087,948
Grocery Outlet Holding Corp.*	6,574	258,029
Sprouts Farmers Market, Inc.*	14,968	300,857
Sysco Corp.	54,332	4,034,694
Walmart, Inc.	57,553	8,296,265

		36,049,449

Food Products (0.6%)
Beyond Meat, Inc. (x)*	6,335	791,875
Campbell Soup Co.	339,352	16,407,669
Hershey Co. (The)	17,909	2,728,078
Kellogg Co.	13,558	843,715
Lamb Weston Holdings, Inc.	5,099	401,495
McCormick & Co., Inc. (Non-Voting)	21,740	2,078,344
Nestle SA (Registered)	91,667	10,795,438
Pilgrim’s Pride Corp.*	3,362	65,929

		34,112,543

Household Products (0.9%)
Church & Dwight Co., Inc.	39,300	3,428,139
Clorox Co. (The)	14,067	2,840,409
Colgate-Palmolive Co.	72,214	6,175,019
Energizer Holdings, Inc.	7,367	310,740
Procter & Gamble Co. (The)	248,360	34,556,810
Reynolds Consumer Products, Inc.	2,874	86,335

		47,397,452

Personal Products (0.1%)
Estee Lauder Cos., Inc. (The), Class A	31,223	8,311,251
Herbalife Nutrition Ltd.*	2,327	111,812

		8,423,063

Tobacco (0.1%)
Altria Group, Inc.	127,819	5,240,579

Total Consumer Staples		241,044,629

Energy (0.2%)
Energy Equipment & Services (0.1%)
Schlumberger NV	298,591	6,518,241

Oil, Gas & Consumable Fuels (0.1%)
Cheniere Energy, Inc.*	36,121	2,168,344
Equitrans Midstream Corp.	3,710	29,828

		2,198,172

Total Energy		8,716,413

Financials (2.0%)
Capital Markets (1.4%)
Ares Management Corp.	15,454	727,111
BlackRock, Inc.	12,260	8,846,080
Carlyle Group, Inc. (The)	1,938	60,931
Cboe Global Markets, Inc.	3,619	337,001
FactSet Research Systems, Inc.	28,770	9,566,025
Intercontinental Exchange, Inc.	30,663	3,535,137
LPL Financial Holdings, Inc.	1,098	114,434
MarketAxess Holdings, Inc.	5,816	3,318,377
Moody’s Corp.	25,472	7,392,993
Morningstar, Inc.	2,890	669,237
MSCI, Inc.	48,199	21,522,300
S&P Global, Inc.	30,841	10,138,362
SEI Investments Co.	141,806	8,149,591
T. Rowe Price Group, Inc.	8,981	1,359,634
Tradeweb Markets, Inc., Class A	26,450	1,651,803
Virtu Financial, Inc., Class A	7,514	189,127
XP, Inc., Class A*	53,669	2,129,049

		79,707,192

Consumer Finance (0.2%)
American Express Co.	91,575	11,072,333
Credit Acceptance Corp. (x)*	118	40,844
LendingTree, Inc.*	1,619	443,266
SLM Corp.	15,304	189,617

		11,746,060

Insurance (0.4%)
Alleghany Corp.	211	127,378
Aon plc, Class A	35,644	7,530,508

See Notes to Financial Statements.

1137

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Axis Capital Holdings Ltd.	681	$34,316
Brown & Brown, Inc.	1,414	67,038
Chubb Ltd.	14,498	2,231,532
Erie Indemnity Co., Class A	2,309	567,090
GoHealth, Inc., Class A (x)*	4,098	55,979
Lincoln National Corp.	3,106	156,263
Marsh & McLennan Cos., Inc.	62,035	7,258,095
Primerica, Inc.	3,951	529,157
Progressive Corp. (The)	26,536	2,623,880
RenaissanceRe Holdings Ltd.	2,768	458,990

		21,640,226

Thrifts & Mortgage Finance (0.0%)
Rocket Cos., Inc., Class A (x)*	6,365	128,700

Total Financials		113,222,178

Health Care (11.0%)
Biotechnology (2.3%)
AbbVie, Inc.	260,572	27,920,290
ACADIA Pharmaceuticals, Inc.*	17,906	957,255
Acceleron Pharma, Inc.*	7,642	977,717
Agios Pharmaceuticals, Inc.*	984	42,637
Alexion Pharmaceuticals, Inc.*	5,134	802,136
Alnylam Pharmaceuticals, Inc.*	18,150	2,358,955
Amgen, Inc.	91,665	21,075,617
Argenx SE (ADR)*	2,033	597,885
Biogen, Inc.*	7,242	1,773,276
BioMarin Pharmaceutical, Inc.*	94,508	8,287,407
Bluebird Bio, Inc.*	5,126	221,802
Exact Sciences Corp.*	20,291	2,688,355
Exelixis, Inc.*	16,319	327,522
Global Blood Therapeutics, Inc.*	9,364	405,555
Incyte Corp.*	50,541	4,396,056
Ionis Pharmaceuticals, Inc.*	10,142	573,429
Iovance Biotherapeutics, Inc.*	21,252	986,093
Moderna, Inc.*	44,964	4,697,389
Neurocrine Biosciences, Inc.*	14,357	1,376,118
Regeneron Pharmaceuticals, Inc.*	59,741	28,861,474
Sage Therapeutics, Inc.*	670	57,962
Sarepta Therapeutics, Inc.*	11,833	2,017,408
Seagen, Inc.*	19,909	3,486,862
Vertex Pharmaceuticals, Inc.*	62,402	14,748,089

		129,637,289

Health Care Equipment & Supplies (2.5%)
Abbott Laboratories	242,650	26,567,749
ABIOMED, Inc.*	6,924	2,244,761
Align Technology, Inc.*	30,468	16,281,490
Baxter International, Inc.	33,651	2,700,156
Cooper Cos., Inc. (The)	858	311,729
DexCom, Inc.*	14,488	5,356,503
Edwards Lifesciences Corp.*	97,213	8,868,742
Haemonetics Corp.*	7,104	843,600
Hill-Rom Holdings, Inc.	1,381	135,297
Hologic, Inc.*	27,921	2,033,486
ICU Medical, Inc.*	833	178,670
IDEXX Laboratories, Inc.*	13,260	6,628,276
Insulet Corp.*	10,295	2,631,711
Intuitive Surgical, Inc.*	42,553	34,812,609
Masimo Corp.*	7,778	2,087,460
Novocure Ltd.*	15,643	2,706,865
Penumbra, Inc. (x)*	5,268	921,900
Quidel Corp.*	5,914	1,062,450
ResMed, Inc.	22,583	4,800,243
STERIS plc	567	107,469
Stryker Corp.	48,585	11,905,268
Tandem Diabetes Care, Inc.*	8,462	809,644
Teleflex, Inc.	4,543	1,869,763
Varian Medical Systems, Inc.*	1,711	299,442
West Pharmaceutical Services, Inc.	11,553	3,273,080

		139,438,363

Health Care Providers & Services (2.0%)
Amedisys, Inc.*	5,098	1,495,396
AmerisourceBergen Corp.	10,910	1,066,562
Anthem, Inc.	22,315	7,165,123
Cardinal Health, Inc.	46,042	2,466,010
Centene Corp.*	76,611	4,598,958
Chemed Corp.	2,473	1,317,145
Cigna Corp.	44,626	9,290,241
DaVita, Inc.*	1,948	228,695
Encompass Health Corp.	7,023	580,732
Guardant Health, Inc.*	12,896	1,662,037
HCA Healthcare, Inc.	46,890	7,711,529
Humana, Inc.	13,303	5,457,822
Laboratory Corp. of America Holdings*	938	190,930
McKesson Corp.	18,921	3,290,740
Molina Healthcare, Inc.*	6,203	1,319,254
Oak Street Health, Inc. (x)*	1,496	91,495
UnitedHealth Group, Inc.	178,522	62,604,095

		110,536,764

Health Care Technology (0.4%)
American Well Corp., Class A (x)*	4,940	125,130
Cerner Corp.	173,434	13,611,100
Change Healthcare, Inc.*	27,827	518,974
Teladoc Health, Inc.*	15,791	3,157,568
Veeva Systems, Inc., Class A*	21,248	5,784,768

		23,197,540

Life Sciences Tools & Services (1.2%)
10X Genomics, Inc., Class A*	9,123	1,291,817
Adaptive Biotechnologies Corp.*	11,583	684,903
Agilent Technologies, Inc.	3,961	469,339
Avantor, Inc.*	122,246	3,441,225
Berkeley Lights, Inc. (x)*	876	78,323
Bio-Techne Corp.	5,595	1,776,692
Bruker Corp.	6,732	364,403
Charles River Laboratories International, Inc.*	6,684	1,670,064
Illumina, Inc.*	74,842	27,691,540
IQVIA Holdings, Inc.*	11,276	2,020,321
Mettler-Toledo International, Inc.*	3,495	3,983,181
PerkinElmer, Inc.	3,326	477,281
PPD, Inc.*	21,231	726,525
PRA Health Sciences, Inc.*	8,346	1,046,922
Repligen Corp.*	8,225	1,576,157
Syneos Health, Inc.*	1,185	80,734

See Notes to Financial Statements.

1138

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Thermo Fisher Scientific, Inc.	36,473	$16,988,394
Waters Corp.*	802	198,431

		64,566,252

Pharmaceuticals (2.6%)
Bristol-Myers Squibb Co.	128,893	7,995,233
Eli Lilly and Co.	132,534	22,377,041
Horizon Therapeutics plc*	28,349	2,073,729
Johnson & Johnson	143,702	22,615,821
Merck & Co., Inc.	347,436	28,420,265
Novartis AG (ADR)	173,791	16,411,084
Novo Nordisk A/S (ADR)	61,144	4,270,908
Reata Pharmaceuticals, Inc., Class A*	3,323	410,789
Roche Holding AG (ADR)	304,514	13,349,894
Royalty Pharma plc, Class A	7,295	365,115
Zoetis, Inc.	144,838	23,970,689

		142,260,568

Total Health Care		609,636,776

Industrials (4.3%)
Aerospace & Defense (0.9%)
Axon Enterprise, Inc.*	9,980	1,222,850
Boeing Co. (The)	106,804	22,862,464
BWX Technologies, Inc.	9,555	575,975
HEICO Corp.	5,698	754,415
HEICO Corp., Class A	9,738	1,139,931
Huntington Ingalls Industries, Inc.	666	113,540
Lockheed Martin Corp.	38,845	13,789,198
Mercury Systems, Inc.*	7,069	622,496
Northrop Grumman Corp.	22,625	6,894,290
Teledyne Technologies, Inc.*	9,191	3,602,688
TransDigm Group, Inc.*	1,791	1,108,360
Virgin Galactic Holdings, Inc. (x)*	9,166	217,509

		52,903,716

Air Freight & Logistics (0.9%)
CH Robinson Worldwide, Inc.	3,164	297,005
Expeditors International of Washington, Inc.	180,674	17,183,904
FedEx Corp.	19,380	5,031,435
United Parcel Service, Inc., Class B	147,160	24,781,744
XPO Logistics, Inc.*	804	95,837

		47,389,925

Building Products (0.1%)
Allegion plc	9,170	1,067,205
Armstrong World Industries, Inc.	3,121	232,171
AZEK Co., Inc. (The)*	1,593	61,251
Carrier Global Corp.	49,507	1,867,404
Trex Co., Inc.*	18,111	1,516,253

		4,744,284

Commercial Services & Supplies (0.3%)
Cintas Corp.	23,664	8,364,277
Copart, Inc.*	32,422	4,125,700
IAA, Inc.*	5,269	342,380
MSA Safety, Inc.	1,059	158,204
Rollins, Inc.	30,189	1,179,484
Waste Management, Inc.	8,779	1,035,307

		15,205,352

Construction & Engineering (0.0%)
Quanta Services, Inc.	4,498	323,946

Electrical Equipment (0.1%)
Array Technologies, Inc.*	1,463	63,114
Generac Holdings, Inc.*	8,849	2,012,351
Rockwell Automation, Inc.	8,871	2,224,935
Vertiv Holdings Co., Class A	35,280	658,678

		4,959,078

Industrial Conglomerates (0.3%)
3M Co.	58,184	10,169,981
Roper Technologies, Inc.	16,443	7,088,413

		17,258,394

Machinery (0.7%)
Allison Transmission Holdings, Inc.	11,351	489,569
Cummins, Inc.	11,580	2,629,818
Deere & Co.	69,875	18,799,869
Donaldson Co., Inc.	2,315	129,362
Fortive Corp.	45,216	3,202,197
Graco, Inc.	13,068	945,470
Illinois Tool Works, Inc.	22,021	4,489,642
Lincoln Electric Holdings, Inc.	3,725	433,031
Nordson Corp.	7,491	1,505,316
Parker-Hannifin Corp.	12,500	3,405,125
Toro Co. (The)	15,388	1,459,398

		37,488,797

Professional Services (0.4%)
CoreLogic, Inc.	803	62,088
CoStar Group, Inc.*	6,141	5,676,003
Dun & Bradstreet Holdings, Inc.*	6,616	164,738
Equifax, Inc.	17,289	3,334,011
IHS Markit Ltd.	34,073	3,060,778
TransUnion	66,587	6,606,762
Verisk Analytics, Inc.	25,003	5,190,373

		24,094,753

Road & Rail (0.5%)
JB Hunt Transport Services, Inc.	3,437	469,666
Landstar System, Inc.	4,878	656,872
Norfolk Southern Corp.	6,900	1,639,509
Old Dominion Freight Line, Inc.	13,221	2,580,475
Uber Technologies, Inc.*	166,054	8,468,754
Union Pacific Corp.	62,692	13,053,728

		26,869,004

Trading Companies & Distributors (0.1%)
Fastenal Co.	73,117	3,570,303
WW Grainger, Inc.	5,126	2,093,151

		5,663,454

Total Industrials		236,900,703

Information Technology (33.2%)
Communications Equipment (0.2%)
Arista Networks, Inc.*	7,557	2,195,837
Cisco Systems, Inc.	171,659	7,681,740

See Notes to Financial Statements.

1139

EQ ADVISORS TRUST

EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
CommScope Holding Co., Inc.*	4,265	$57,151
Lumentum Holdings, Inc.*	1,417	134,332
Motorola Solutions, Inc.	2,728	463,924
Ubiquiti, Inc.	1,163	323,907

		10,856,891

Electronic Equipment, Instruments & Components (0.2%)
Amphenol Corp., Class A	26,987	3,529,090
CDW Corp.	22,322	2,941,816
Cognex Corp.	26,431	2,122,013
Coherent, Inc.*	3,038	455,761
Dolby Laboratories, Inc., Class A	876	85,086
IPG Photonics Corp.*	449	100,482
Jabil, Inc.	4,183	177,903
Keysight Technologies, Inc.*	9,673	1,277,706
Zebra Technologies Corp., Class A*	7,556	2,903,997

		13,593,854

IT Services (7.2%)
Accenture plc, Class A	149,918	39,160,081
Akamai Technologies, Inc.*	20,665	2,169,618
Automatic Data Processing, Inc.	78,670	13,861,654
BigCommerce Holdings, Inc. (x)*	1,198	76,852
Black Knight, Inc.*	38,707	3,419,763
Booz Allen Hamilton Holding Corp.	21,134	1,842,462
Broadridge Financial Solutions, Inc.	18,012	2,759,438
CACI International, Inc., Class A*	477	118,930
Cognizant Technology Solutions Corp., Class A	6,200	508,090
EPAM Systems, Inc.*	8,354	2,993,656
Fastly, Inc., Class A (x)*	12,257	1,070,894
Fidelity National Information Services, Inc.	41,692	5,897,750
Fiserv, Inc.*	85,637	9,750,629
FleetCor Technologies, Inc.*	12,968	3,538,059
Gartner, Inc.*	56,836	9,104,559
Genpact Ltd.	11,555	477,915
Global Payments, Inc.	28,677	6,177,599
Globant SA*	6,151	1,338,519
GoDaddy, Inc., Class A*	26,521	2,199,917
Jack Henry & Associates, Inc.	9,209	1,491,766
Leidos Holdings, Inc.	1,772	186,273
Mastercard, Inc., Class A	214,965	76,729,607
MongoDB, Inc.*	8,024	2,880,937
Okta, Inc.*	18,122	4,607,700
Paychex, Inc.	39,864	3,714,528
PayPal Holdings, Inc.*	274,636	64,319,751
Science Applications International Corp.	1,325	125,398
Shopify, Inc., Class A*	2,003	2,267,296
Snowflake, Inc., Class A (x)*	1,791	503,987
Square, Inc., Class A*	57,973	12,617,244
StoneCo Ltd., Class A*	54,800	4,598,816
Switch, Inc., Class A	12,001	196,456
Twilio, Inc., Class A*	18,303	6,195,566
VeriSign, Inc.*	9,492	2,054,069
Visa, Inc., Class A	497,002	108,709,248
Western Union Co. (The)	13,259	290,903
WEX, Inc.*	659	134,126
Wix.com Ltd.*	3,600	899,856

		398,989,912

Semiconductors & Semiconductor Equipment (4.8%)
Advanced Micro Devices, Inc.*	245,822	22,544,336
Allegro MicroSystems, Inc. (x)*	2,065	55,053
Analog Devices, Inc.	7,146	1,055,679
Applied Materials, Inc.	143,893	12,417,966
ASML Holding NV (Registered) (NYRS)	14,735	7,186,554
Broadcom, Inc.	58,915	25,795,933
Enphase Energy, Inc.*	16,437	2,884,200
Entegris, Inc.	19,578	1,881,446
Inphi Corp.*	7,635	1,225,188
KLA Corp.	24,467	6,334,751
Lam Research Corp.	22,748	10,743,198
Marvell Technology Group Ltd.	66,314	3,152,568
Maxim Integrated Products, Inc.	14,150	1,254,398
Microchip Technology, Inc.	29,438	4,065,682
MKS Instruments, Inc.	6,616	995,377
Monolithic Power Systems, Inc.	6,840	2,505,013
NVIDIA Corp.	153,630	80,225,586
QUALCOMM, Inc.	346,689	52,814,602
SolarEdge Technologies, Inc.*	7,673	2,448,608
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	32,100	3,500,184
Teradyne, Inc.	26,056	3,123,854
Texas Instruments, Inc.	71,803	11,785,026
Universal Display Corp.	6,716	1,543,337
Xilinx, Inc.	38,133	5,406,115

		264,944,654

Software (14.1%)
2U, Inc.*	3,670	146,837
Adobe, Inc.*	121,823	60,926,119
Alteryx, Inc., Class A*	8,372	1,019,626
Anaplan, Inc.*	20,584	1,478,960
ANSYS, Inc.*	13,486	4,906,207
Aspen Technology, Inc.*	9,764	1,271,761
Atlassian Corp. plc, Class A*	20,626	4,823,803
Autodesk, Inc.*	157,748	48,166,774
Avalara, Inc.*	26,048	4,295,055
Bill.com Holdings, Inc.*	11,486	1,567,839
Cadence Design Systems, Inc.*	43,378	5,918,061
CDK Global, Inc.	2,738	141,911
Ceridian HCM Holding, Inc.*	12,722	1,355,656
Citrix Systems, Inc.	5,436	707,224
Cloudflare, Inc., Class A*	17,087	1,298,441
Coupa Software, Inc.*	13,179	4,466,495
Crowdstrike Holdings, Inc., Class A*	27,481	5,821,025
Datadog, Inc., Class A*	54,786	5,393,134
Datto Holding Corp.*	2,143	57,861
DocuSign, Inc.*	28,075	6,241,072
Dropbox, Inc., Class A*	37,535	832,902
Duck Creek Technologies, Inc.*	3,327	144,059
Dynatrace, Inc.*	28,399	1,228,825
Elastic NV*	10,226	1,494,325
Everbridge, Inc.*	5,559	828,680
Fair Isaac Corp.*	4,379	2,237,844
FireEye, Inc.*	8,769	202,213

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Five9, Inc.*	9,690	$1,689,936
Fortinet, Inc.*	20,911	3,105,911
Guidewire Software, Inc.*	2,347	302,129
HubSpot, Inc.*	6,514	2,582,410
Intuit, Inc.	62,121	23,596,662
Jamf Holding Corp.*	1,671	49,996
JFrog Ltd. (x)*	1,740	109,324
Manhattan Associates, Inc.*	8,542	898,448
McAfee Corp., Class A (x)	3,650	60,918
Medallia, Inc.*	13,687	454,682
Microsoft Corp.	1,587,751	353,147,577
nCino, Inc. (x)*	1,910	138,303
New Relic, Inc.*	7,979	521,827
NortonLifeLock, Inc.	85,426	1,775,152
Nutanix, Inc., Class A*	30,319	966,266
Oracle Corp.	563,188	36,432,632
PagerDuty, Inc.*	11,184	466,373
Palo Alto Networks, Inc.*	14,627	5,198,289
Paycom Software, Inc.*	14,692	6,644,457
Paylocity Holding Corp.*	6,005	1,236,490
Pegasystems, Inc.	5,743	765,312
Pluralsight, Inc., Class A*	13,878	290,883
Proofpoint, Inc.*	9,024	1,230,964
PTC, Inc.*	16,548	1,979,306
RealPage, Inc.*	11,594	1,011,461
RingCentral, Inc., Class A*	12,373	4,688,996
salesforce.com, Inc.*	289,195	64,354,563
ServiceNow, Inc.*	66,397	36,546,901
Slack Technologies, Inc., Class A*	136,836	5,779,953
Smartsheet, Inc., Class A*	17,333	1,201,004
Splunk, Inc.*	56,053	9,522,844
SS&C Technologies Holdings, Inc.	7,433	540,751
Synopsys, Inc.*	22,097	5,728,426
Teradata Corp.*	12,382	278,224
Trade Desk, Inc. (The), Class A*	6,503	5,208,903
Tyler Technologies, Inc.*	6,239	2,723,448
Unity Software, Inc. (x)*	3,760	577,047
VMware, Inc., Class A (x)*	12,708	1,782,424
Workday, Inc., Class A*	97,628	23,392,645
Zendesk, Inc.*	18,216	2,607,074
Zoom Video Communications, Inc., Class A*	26,332	8,882,310
Zscaler, Inc.*	11,360	2,268,706

		787,712,636

Technology Hardware, Storage & Peripherals (6.7%)
Apple, Inc.	2,777,818	368,588,670
Dell Technologies, Inc., Class C*	2,502	183,372
NetApp, Inc.	18,619	1,233,323
Pure Storage, Inc., Class A*	20,963	473,973

		370,479,338

Total Information Technology		1,846,577,285

Materials (0.5%)
Chemicals (0.4%)
Air Products and Chemicals, Inc.	4,314	1,178,671
Ecolab, Inc.	7,700	1,665,972
FMC Corp.	4,033	463,513
Linde plc	7,594	2,001,095
NewMarket Corp.	882	351,292
RPM International, Inc.	16,612	1,508,037
Scotts Miracle-Gro Co. (The)	5,865	1,167,956
Sherwin-Williams Co. (The)	19,708	14,483,606
W R Grace & Co.	3,562	195,269

		23,015,411

Containers & Packaging (0.1%)
Amcor plc	37,801	444,918
Avery Dennison Corp.	5,429	842,092
Ball Corp.	46,999	4,379,367
Berry Global Group, Inc.*	7,380	414,682
Crown Holdings, Inc.*	1,789	179,258
Graphic Packaging Holding Co.	10,727	181,715

		6,442,032

Metals & Mining (0.0%)
Royal Gold, Inc.	7,169	762,495

Total Materials		30,219,938

Real Estate (0.8%)
Equity Real Estate Investment Trusts (REITs) (0.8%)
American Tower Corp. (REIT)	69,277	15,549,915
Americold Realty Trust (REIT)	3,509	130,991
Brookfield Property REIT, Inc. (REIT), Class A (x)	4,590	68,575
CoreSite Realty Corp. (REIT)	4,259	533,567
Crown Castle International Corp. (REIT)	61,052	9,718,868
Equinix, Inc. (REIT)	13,971	9,977,809
Equity LifeStyle Properties, Inc. (REIT)	11,453	725,662
Extra Space Storage, Inc. (REIT)	13,733	1,591,105
Iron Mountain, Inc. (REIT) (x)	26,797	789,976
Public Storage (REIT)	15,433	3,563,943
SBA Communications Corp. (REIT)	2,436	687,269
Simon Property Group, Inc. (REIT)	39,991	3,410,432

Total Real Estate		46,748,112

Utilities (0.0%)
Electric Utilities (0.0%)
NRG Energy, Inc.	13,176	494,759

Total Utilities		494,759

Total Common Stocks (81.0%) (Cost $1,423,041,832)		4,508,581,912

EXCHANGE TRADED FUNDS (ETF):
Equity (9.4%)
iShares Core S&P 500 ETF	2,079	780,436
iShares Morningstar Large-Cap ETF	3,923	850,546
iShares Morningstar Large-Cap Growth ETF‡	379,965	110,144,254
iShares Morningstar Large-Cap Value ETF	6,968	782,228
iShares Russell 1000 ETF	3,225	683,184
iShares Russell 1000 Growth ETF (x)	763,273	184,055,651

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
iShares S&P 500 Growth ETF	2,011,000	$128,342,020
SPDR Portfolio S&P 500 Value ETF (x)	24,300	835,677
Vanguard Growth ETF (x)	386,122	97,820,147
Vanguard Large-Cap ETF	600	105,444
Vanguard Russell 1000 Value (x)	8,100	970,542
Vanguard Value ETF	7,200	856,512

Total Exchange Traded Funds (9.4%) (Cost $106,204,481)		526,226,641

MASTER LIMITED PARTNERSHIP:
Financials (0.0%)
Capital Markets (0.0%)
Apollo Global Management, Inc. (Cost $623,105)	13,474	659,956

SHORT-TERM INVESTMENTS:
Investment Companies (4.9%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	2,000,000	2,000,000
JPMorgan Prime Money Market Fund, IM Shares	268,376,192	268,510,381

Total Investment Companies		270,510,381

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.6%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $1,500,020, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $1,530,003. (xx)	$1,500,000	1,500,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $1,500,033, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $1,530,005. (xx)	1,500,000	1,500,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $2,700,099, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $3,000,114. (xx)	2,700,000	2,700,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $7,505,100, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $7,655,160. (xx)	7,505,058	7,505,058
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $2,000,047, collateralized by various Common Stocks; total market value $2,222,248. (xx)	2,000,000	2,000,000
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $4,000,089, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125%-3.625%, maturing 9/30/21-8/15/49; total market value $4,437,586. (xx)	4,000,000	4,000,000
Societe Generale SA, 0.08%, dated 12/31/20, due 1/7/21, repurchase price $15,000,233, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/19/21-11/15/49; total market value $15,300,001. (xx)	15,000,000	15,000,000

Total Repurchase Agreements		34,205,058

Total Short-Term Investments (5.5%) (Cost $304,702,796)		304,715,439

Total Investments in Securities (95.9%) (Cost $1,834,572,214)		5,340,183,948
Other Assets Less Liabilities (4.1%)		226,573,763

Net Assets (100%)		$5,566,757,711

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $157,692 or 0.0% of net assets.

(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $45,113,831. This was collateralized by $10,274,327 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/14/21 - 5/15/50 and by cash of $36,205,058 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares
USD	— United States Dollar

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EXCHANGE TRADED FUNDS (ETF):
Equity
iShares Morningstar Large-Cap Growth ETF	379,965	104,468,747	—	(27,734,410)	15,823,369	17,586,548	110,144,254	320,985	—

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
NASDAQ 100 E-Mini Index	404	3/2021	USD	104,114,840	4,038,225
S&P 500 E-Mini Index	2,233	3/2021	USD	418,553,520	10,193,541

					14,231,766

The following is a summary, summarized in three broad levels, of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$559,524,753	$5,147,391	$—	$564,672,144
Consumer Discretionary	805,050,234	5,298,741	—	810,348,975
Consumer Staples	230,249,191	10,795,438	—	241,044,629
Energy	8,716,413	—	—	8,716,413
Financials	113,222,178	—	—	113,222,178
Health Care	609,636,776	—	—	609,636,776
Industrials	236,900,703	—	—	236,900,703
Information Technology	1,846,577,285	—	—	1,846,577,285
Materials	30,219,938	—	—	30,219,938
Real Estate	46,748,112	—	—	46,748,112
Utilities	494,759	—	—	494,759
Exchange Traded Funds	526,226,641	—	—	526,226,641
Futures	14,231,766	—	—	14,231,766
Master Limited Partnership
Financials	659,956	—	—	659,956
Short-Term Investments
Investment Companies	270,510,381	—	—	270,510,381
Repurchase Agreements	—	34,205,058	—	34,205,058

Total Assets	$5,298,969,086	$55,446,628	$—	$5,354,415,714

Total Liabilities	$—	$—	$—	$—

Total	$5,298,969,086	$55,446,628	$—	$5,354,415,714

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$14,231,766	*

Total		$14,231,766

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$35,351,544	$35,351,544

Total	$35,351,544	$35,351,544

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$5,056,709	$5,056,709

Total	$5,056,709	$5,056,709

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $515,283,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 17%)*	$925,653,738
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 13%)*	$1,855,480,840

*	During the year ended December 31, 2020, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,499,503,666
Aggregate gross unrealized depreciation	(13,216,371)

Net unrealized appreciation	$3,486,287,295

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,868,128,419

For the year ended December 31, 2020, the Portfolio incurred approximately $17,330 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $17,423,914)	$110,144,254
Unaffiliated Issuers (Cost $1,782,943,242)	5,195,834,636
Repurchase Agreements (Cost $34,205,058)	34,205,058
Cash	230,985,671
Cash held as collateral at broker for futures	31,448,200
Due from broker for futures variation margin	3,103,128
Receivable for securities sold	1,862,064
Dividends, interest and other receivables	1,641,926
Receivable for Portfolio shares sold	41,026
Securities lending income receivable	25,419
Other assets	21,012

Total assets	5,609,312,394

LIABILITIES
Foreign currency overdraft payable	3,848
Payable for return of collateral on securities loaned	36,205,059
Investment management fees payable	2,058,433
Payable for Portfolio shares redeemed	2,029,192
Distribution fees payable – Class IB	1,037,681
Administrative fees payable	571,929
Payable for securities purchased	241,814
Distribution fees payable – Class IA	15,850
Trustees’ fees payable	8,180
Accrued expenses	382,697

Total liabilities	42,554,683

NET ASSETS	$5,566,757,711

Net assets were comprised of:
Paid in capital	$2,185,987,335
Total distributable earnings (loss)	3,380,770,376

Net assets	$5,566,757,711

Class IA
Net asset value, offering and redemption price per share, $76,154,858 / 1,845,273 shares outstanding (unlimited amount authorized: $0.01 par value)	$41.27

Class IB
Net asset value, offering and redemption price per share, $4,962,810,820 / 124,716,959 shares outstanding (unlimited amount authorized: $0.01 par value)	$39.79

Class K
Net asset value, offering and redemption price per share, $527,792,033 / 12,774,457 shares outstanding (unlimited amount authorized: $0.01 par value)	$41.32

(x)	Includes value of securities on loan of $45,113,831.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends ($320,985 of dividend income received from affiliates) (net of $56,837 foreign withholding tax)	$44,219,290
Interest	972,667
Securities lending (net)	395,995

Total income	45,587,952

EXPENSES
Investment management fees	22,451,742
Distribution fees – Class IB	11,068,533
Administrative fees	6,205,649
Printing and mailing expenses	350,103
Custodian fees	326,000
Professional fees	215,672
Distribution fees – Class IA	163,862
Trustees’ fees	162,722
Miscellaneous	127,494

Total expenses	41,071,777

NET INVESTMENT INCOME (LOSS)	4,516,175

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($15,823,369 realized gain (loss) from affiliates)	557,023,546
Futures contracts	35,351,544
Foreign currency transactions	(7,211)

Net realized gain (loss)	592,367,879

Change in unrealized appreciation (depreciation) on:
Investments in securities ($17,586,548 of change in unrealized appreciation (depreciation) from affiliates)	818,747,822
Futures contracts	5,056,709
Foreign currency translations	20,551

Net change in unrealized appreciation (depreciation)	823,825,082

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,416,192,961

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,420,709,136

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$4,516,175	$21,573,657
Net realized gain (loss)	592,367,879	487,044,338
Net change in unrealized appreciation (depreciation)	823,825,082	879,046,817

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,420,709,136	1,387,664,812

Distributions to shareholders:
Class IA	(9,933,635)	(4,820,134)
Class IB	(673,629,040)	(350,288,656)
Class K	(70,400,649)	(51,784,692)

Total distributions to shareholders	(753,963,324)	(406,893,482)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 61,035 and 26,526 shares, respectively ]	2,320,281	925,998
Capital shares issued in reinvestment of dividends and distributions [ 246,525 and 136,590 shares, respectively ]	9,933,635	4,820,134
Capital shares repurchased [ (172,192) and (149,679) shares, respectively ]	(6,686,820)	(5,259,385)

Total Class IA transactions	5,567,096	486,747

Class IB
Capital shares sold [ 873,418 and 771,402 shares, respectively ]	32,273,562	25,529,617
Capital shares issued in reinvestment of dividends and distributions [ 17,326,817 and 10,243,940 shares, respectively ]	673,629,040	350,288,656
Capital shares repurchased [ (18,003,370) and (16,351,072) shares, respectively ]	(677,150,930)	(551,341,265)

Total Class IB transactions	28,751,672	(175,522,992)

Class K
Capital shares sold [ 302,106 and 77,869 shares, respectively ]	10,156,449	2,675,073
Capital shares issued in reinvestment of dividends and distributions [ 1,744,904 and 1,466,817 shares, respectively ]	70,400,649	51,784,692
Capital shares repurchased [ (7,197,989) and (4,419,189) shares, respectively ]	(275,021,068)	(155,274,121)

Total Class K transactions	(194,463,970)	(100,814,356)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(160,145,202)	(275,850,601)

TOTAL INCREASE (DECREASE) IN NET ASSETS	506,600,610	704,920,729
NET ASSETS:
Beginning of year	5,060,157,101	4,355,236,372

End of year	$5,566,757,711	$5,060,157,101

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017	2016
Net asset value, beginning of year	$36.07	$29.30	$33.16	$27.83	$27.43

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.14	0.17	0.15	0.15
Net realized and unrealized gain (loss)	11.26	9.67	(0.92)	7.93	1.36

Total from investment operations	11.28	9.81	(0.75)	8.08	1.51

Less distributions:
Dividends from net investment income	(0.03)	(0.15)	(0.17)	(0.16)	(0.16)
Distributions from net realized gains	(6.05)	(2.89)	(2.94)	(2.59)	(0.95)

Total dividends and distributions	(6.08)	(3.04)	(3.11)	(2.75)	(1.11)

Net asset value, end of year	$41.27	$36.07	$29.30	$33.16	$27.83

Total return	32.00%	33.73%	(2.96)%	29.21%	5.48%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$76,155	$61,670	$49,705	$56,352	$46,671
Ratio of expenses to average net assets:
After waivers (f)	0.84%	0.85%	0.84%	0.85%	0.85%
Before waivers (f)	0.84%	0.85%	0.84%	0.85%	0.86%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.06%	0.41%	0.49%	0.47%	0.53%
Before waivers (f)	0.06%	0.41%	0.49%	0.47%	0.53%
Portfolio turnover rate^	20%	17%	20%	19%	25%

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$34.95	$28.46	$32.30	$27.17	$26.79

Income (loss) from investment operations:
Net investment income (loss) (e)	0.02	0.14	0.16	0.15	0.14
Net realized and unrealized gain (loss)	10.90	9.39	(0.89)	7.73	1.35

Total from investment operations	10.92	9.53	(0.73)	7.88	1.49

Less distributions:
Dividends from net investment income	(0.03)	(0.15)	(0.17)	(0.16)	(0.16)
Distributions from net realized gains	(6.05)	(2.89)	(2.94)	(2.59)	(0.95)

Total dividends and distributions	(6.08)	(3.04)	(3.11)	(2.75)	(1.11)

Net asset value, end of year	$39.79	$34.95	$28.46	$32.30	$27.17

Total return	31.99%	33.74%	(2.97)%	29.18%	5.53%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,962,811	$4,351,634	$3,695,987	$4,353,543	$3,810,472
Ratio of expenses to average net assets:
After waivers (f)	0.84%	0.85%	0.84%	0.85%	0.85%
Before waivers (f)	0.84%	0.85%	0.84%	0.85%	0.86%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.06%	0.41%	0.48%	0.47%	0.53%
Before waivers (f)	0.06%	0.41%	0.48%	0.47%	0.53%
Portfolio turnover rate^	20%	17%	20%	19%	25%

See Notes to Financial Statements.

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EQ/LARGE CAP GROWTH MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$36.09	$29.31	$33.17	$27.83	$27.42

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.23	0.26	0.23	0.21
Net realized and unrealized gain (loss)	11.28	9.67	(0.92)	7.93	1.39

Total from investment operations	11.41	9.90	(0.66)	8.16	1.60

Less distributions:
Dividends from net investment income	(0.13)	(0.23)	(0.26)	(0.23)	(0.24)
Distributions from net realized gains	(6.05)	(2.89)	(2.94)	(2.59)	(0.95)

Total dividends and distributions	(6.18)	(3.12)	(3.20)	(2.82)	(1.19)

Net asset value, end of year	$41.32	$36.09	$29.31	$33.17	$27.83

Total return	32.34%	34.04%	(2.71)%	29.53%	5.79%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$527,792	$646,853	$609,544	$713,793	$679,517
Ratio of expenses to average net assets:
After waivers (f)	0.59%	0.60%	0.59%	0.60%	0.60%
Before waivers (f)	0.59%	0.60%	0.59%	0.60%	0.61%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.33%	0.66%	0.74%	0.72%	0.78%
Before waivers (f)	0.33%	0.66%	0.74%	0.72%	0.77%
Portfolio turnover rate^	20%	17%	20%	19%	25%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1148

EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	2.22%	9.02%	9.76%
Portfolio – Class IB Shares**	2.23	9.02	9.75
Portfolio – Class K Shares*	2.46	9.29	11.82
Russell 1000® Value Index	2.80	9.74	10.50

* Date of inception 8/26/11.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses, for the period from April 14, 2015 through April 30, 2015.

   Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.23% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned 2.80% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed most to performance were industrials, health care, information technology, consumer discretionary and communication services.

•	The five stocks that contributed most to performance were The Walt Disney Co., Danaher Corp., Comcast Corp., Walmart, Inc. and BlackRock, Inc.

What hurt performance during the year:

•	The sectors that detracted from performance were energy, financials, real estate and utilities.

•	The five stocks that detracted most from performance were Exxon Mobil Corp., Wells Fargo & Co., AT&T, Inc., Chevron Corp. and JPMorgan Chase & Co.

How did derivatives contribute/detract from performance during the year?

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2020	% of Net Assets
Financials	19.3%
Industrials	13.2
Health Care	13.2
Communication Services	9.5
Information Technology	9.5
Consumer Discretionary	7.6
Consumer Staples	7.5
Utilities	5.4
Materials	4.7
Real Estate	4.3
Energy	4.3
Repurchase Agreements	0.1
Cash and Other	1.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

1149

EQ/LARGE CAP VALUE INDEX PORTFOLIO (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,222.90	$4.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.76
Class IB
Actual	1,000.00	1,223.80	4.13
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.76
Class K
Actual	1,000.00	1,223.60	2.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.68	2.49

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.74%, 0.74% and 0.49%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1150

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EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (9.5%)
Diversified Telecommunication Services (2.6%)
AT&T, Inc.	283,300	$8,147,708
CenturyLink, Inc.	43,379	422,945
Verizon Communications, Inc.	164,600	9,670,250

		18,240,903

Entertainment (2.5%)
Activision Blizzard, Inc.	18,300	1,699,155
Electronic Arts, Inc.	9,800	1,407,280
Liberty Media Corp.-Liberty Formula One, Class A*	950	36,090
Liberty Media Corp.-Liberty Formula One, Class C*	7,850	334,410
Lions Gate Entertainment Corp., Class A (x)*	2,300	26,151
Lions Gate Entertainment Corp., Class B*	4,500	46,710
Madison Square Garden Entertainment Corp.*	750	78,780
Madison Square Garden Sports Corp., Class A*	750	138,075
Take-Two Interactive Software, Inc.*	400	83,116
Walt Disney Co. (The)*	71,825	13,013,253
Zynga, Inc., Class A*	6,150	60,701

		16,923,721

Interactive Media & Services (1.8%)
Alphabet, Inc., Class A*	2,700	4,732,128
Alphabet, Inc., Class C*	2,600	4,554,888
Pinterest, Inc., Class A*	2,700	177,930
TripAdvisor, Inc.*	3,950	113,681
Twitter, Inc.*	30,900	1,673,235
Zillow Group, Inc., Class A*	2,100	285,474
Zillow Group, Inc., Class C*	5,100	661,980

		12,199,316

Media (2.2%)
Charter Communications, Inc., Class A*	600	396,930
Comcast Corp., Class A	180,000	9,432,000
Discovery, Inc., Class A (x)*	6,100	183,549
Discovery, Inc., Class C*	12,272	321,404
DISH Network Corp., Class A*	9,738	314,927
Fox Corp., Class A	13,239	385,520
Fox Corp., Class B	6,233	180,009
Interpublic Group of Cos., Inc. (The)	15,400	362,208
John Wiley & Sons, Inc., Class A	1,700	77,622
Liberty Broadband Corp., Class A*	971	153,010
Liberty Broadband Corp., Class C*	6,359	1,007,075
Liberty Media Corp.-Liberty SiriusXM, Class A*	2,836	122,487
Liberty Media Corp.-Liberty SiriusXM, Class C*	6,044	262,974
New York Times Co. (The), Class A	6,400	331,328
News Corp., Class A	15,355	275,929
News Corp., Class B	4,800	85,296
Nexstar Media Group, Inc., Class A	500	54,595
Omnicom Group, Inc.	8,400	523,908
Sirius XM Holdings, Inc.	18,000	114,660
ViacomCBS, Inc.	21,426	798,333
ViacomCBS, Inc., Class A	367	13,880

		15,397,644

Wireless Telecommunication Services (0.4%)
Telephone and Data Systems, Inc.	3,896	72,349
T-Mobile US, Inc.*	21,822	2,942,697
United States Cellular Corp.*	521	15,989

		3,031,035

Total Communication Services		65,792,619

Consumer Discretionary (7.6%)
Auto Components (0.3%)
Aptiv plc	10,650	1,387,588
BorgWarner, Inc.	8,400	324,576
Gentex Corp.	9,700	329,121
Lear Corp.	2,390	380,082

		2,421,367

Automobiles (0.6%)
Ford Motor Co.	154,700	1,359,813
General Motors Co.	49,550	2,063,262
Harley-Davidson, Inc.	6,000	220,200
Thor Industries, Inc.	2,050	190,630

		3,833,905

Distributors (0.1%)
Genuine Parts Co.	5,550	557,387
LKQ Corp.*	12,000	422,880

		980,267

Diversified Consumer Services (0.2%)
Bright Horizons Family Solutions, Inc.*	700	121,093
frontdoor, Inc.*	2,750	138,077
Graham Holdings Co., Class B	224	119,477
Grand Canyon Education, Inc.*	1,850	172,254
H&R Block, Inc.	2,200	34,892
Service Corp. International	6,650	326,515
Terminix Global Holdings, Inc.*	5,200	265,252

		1,177,560

Hotels, Restaurants & Leisure (2.5%)
Aramark	9,050	348,244
Carnival Corp.	19,138	414,529
Choice Hotels International, Inc.	1,400	149,422
Darden Restaurants, Inc.	5,100	607,512
Extended Stay America, Inc.	7,000	103,670
Hilton Worldwide Holdings, Inc.	10,800	1,201,608
Hyatt Hotels Corp., Class A	1,325	98,381
Las Vegas Sands Corp.	7,450	444,020
Marriott International, Inc., Class A	10,700	1,411,544
McDonald’s Corp.	25,350	5,439,603
MGM Resorts International	18,666	588,166
Norwegian Cruise Line Holdings Ltd.*	12,400	315,332
Planet Fitness, Inc., Class A*	1,400	108,682
Royal Caribbean Cruises Ltd.	7,244	541,054
Six Flags Entertainment Corp.	2,950	100,595
Starbucks Corp.	19,600	2,096,808

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Vail Resorts, Inc.	1,500	$418,440
Wyndham Destinations, Inc.	3,300	148,038
Wyndham Hotels & Resorts, Inc.	3,600	213,984
Wynn Resorts Ltd.	2,900	327,207
Yum China Holdings, Inc.	14,750	842,078
Yum! Brands, Inc.	11,050	1,199,588

		17,118,505

Household Durables (0.8%)
DR Horton, Inc.	13,027	897,821
Garmin Ltd.	5,885	704,199
Leggett & Platt, Inc.	5,200	230,360
Lennar Corp., Class A	10,732	818,100
Lennar Corp., Class B	603	36,904
Mohawk Industries, Inc.*	2,277	320,943
Newell Brands, Inc.	15,150	321,635
NVR, Inc.*	200	815,972
PulteGroup, Inc.	10,550	454,916
Tempur Sealy International, Inc.*	1,900	51,300
Toll Brothers, Inc.	4,525	196,702
Whirlpool Corp.	2,466	445,088

		5,293,940

Internet & Direct Marketing Retail (0.2%)
eBay, Inc.	2,200	110,550
Expedia Group, Inc.	4,788	633,931
Grubhub, Inc.*	3,300	245,091
Qurate Retail, Inc., Class A	15,039	164,978
Wayfair, Inc., Class A*	300	67,743

		1,222,293

Leisure Products (0.3%)
Brunswick Corp.	3,050	232,532
Hasbro, Inc.	5,000	467,700
Mattel, Inc.*	5,500	95,975
Peloton Interactive, Inc., Class A*	7,657	1,161,720
Polaris, Inc.	2,000	190,560

		2,148,487

Multiline Retail (0.6%)
Dollar Tree, Inc.*	4,800	518,592
Kohl’s Corp.	6,191	251,912
Nordstrom, Inc. (x)	4,300	134,203
Ollie’s Bargain Outlet Holdings, Inc.*	200	16,354
Target Corp.	19,850	3,504,120

		4,425,181

Specialty Retail (1.6%)
Advance Auto Parts, Inc.	2,600	409,526
AutoNation, Inc.*	2,250	157,027
AutoZone, Inc.*	400	474,176
Best Buy Co., Inc.	7,350	733,456
Burlington Stores, Inc.*	300	78,465
CarMax, Inc.*	5,900	557,314
Dick’s Sporting Goods, Inc.	2,350	132,094
Foot Locker, Inc.	4,041	163,418
Gap, Inc. (The)	7,200	145,368
Home Depot, Inc. (The)	21,350	5,670,987
L Brands, Inc.	9,000	334,710
Leslie’s, Inc. (x)*	1,068	29,637
Penske Automotive Group, Inc.	1,250	74,238
Ross Stores, Inc.	2,600	319,306
Tiffany & Co.	4,800	630,960
TJX Cos., Inc. (The)	9,000	614,610
Ulta Beauty, Inc.*	200	57,432
Vroom, Inc.*	204	8,358
Williams-Sonoma, Inc.	2,550	259,692

		10,850,774

Textiles, Apparel & Luxury Goods (0.4%)
Capri Holdings Ltd.*	5,600	235,200
Carter’s, Inc.	1,700	159,919
Columbia Sportswear Co.	1,100	96,118
Hanesbrands, Inc.	13,650	199,017
PVH Corp.	2,800	262,892
Ralph Lauren Corp.	1,800	186,732
Skechers USA, Inc., Class A*	5,300	190,482
Tapestry, Inc.	10,950	340,326
Under Armour, Inc., Class A*	7,450	127,916
Under Armour, Inc., Class C*	7,750	115,320
VF Corp.	12,000	1,024,920

		2,938,842

Total Consumer Discretionary		52,411,121

Consumer Staples (7.5%)
Beverages (1.2%)
Brown-Forman Corp., Class A	250	18,368
Brown-Forman Corp., Class B	1,050	83,401
Coca-Cola Co. (The)	63,400	3,476,856
Constellation Brands, Inc., Class A	6,350	1,390,968
Keurig Dr Pepper, Inc.	17,700	566,400
Molson Coors Beverage Co., Class B	7,049	318,544
PepsiCo, Inc.	14,700	2,180,010

		8,034,547

Food & Staples Retailing (1.7%)
Albertsons Cos., Inc., Class A (x)	1,064	18,705
Casey’s General Stores, Inc.	1,500	267,930
Costco Wholesale Corp.	2,100	791,238
Grocery Outlet Holding Corp.*	1,280	50,240
Kroger Co. (The)	30,700	975,032
Sprouts Farmers Market, Inc.*	650	13,065
Sysco Corp.	5,500	408,430
US Foods Holding Corp.*	8,650	288,132
Walgreens Boots Alliance, Inc.	28,648	1,142,482
Walmart, Inc.	55,382	7,983,315

		11,938,569

Food Products (1.7%)
Archer-Daniels-Midland Co.	21,966	1,107,306
Beyond Meat, Inc. (x)*	450	56,250
Bunge Ltd.	5,311	348,295
Campbell Soup Co.	3,850	186,147
Conagra Brands, Inc.	19,281	699,129
Flowers Foods, Inc.	7,650	173,119
General Mills, Inc.	24,050	1,414,140
Hain Celestial Group, Inc. (The)*	3,350	134,503
Hershey Co. (The)	1,300	198,029
Hormel Foods Corp.	11,050	515,041
Ingredion, Inc.	2,629	206,823
JM Smucker Co. (The)	4,369	505,056

See Notes to Financial Statements.

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EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Kellogg Co.	6,565	$408,540
Kraft Heinz Co. (The)	25,600	887,296
Lamb Weston Holdings, Inc.	4,378	344,724
McCormick & Co., Inc. (Non-Voting)	4,300	411,080
Mondelez International, Inc., Class A	56,062	3,277,945
Pilgrim’s Pride Corp.*	1,350	26,474
Post Holdings, Inc.*	2,500	252,525
Seaboard Corp.	14	42,434
TreeHouse Foods, Inc.*	2,200	93,478
Tyson Foods, Inc., Class A	11,324	729,719

		12,018,053

Household Products (1.8%)
Clorox Co. (The)	1,454	293,592
Colgate-Palmolive Co.	33,400	2,856,034
Energizer Holdings, Inc.	450	18,981
Kimberly-Clark Corp.	13,455	1,814,137
Procter & Gamble Co. (The)	53,571	7,453,869
Reynolds Consumer Products, Inc.	1,350	40,554
Spectrum Brands Holdings, Inc.	1,658	130,949

		12,608,116

Personal Products (0.1%)
Coty, Inc., Class A	11,346	79,649
Estee Lauder Cos., Inc. (The), Class A	1,000	266,190
Herbalife Nutrition Ltd.*	3,050	146,553
Nu Skin Enterprises, Inc., Class A	2,000	109,260

		601,652

Tobacco (1.0%)
Altria Group, Inc.	41,650	1,707,650
Philip Morris International, Inc.	61,800	5,116,422

		6,824,072

Total Consumer Staples		52,025,009

Energy (4.3%)
Energy Equipment & Services (0.4%)
Baker Hughes Co.	25,999	542,079
Halliburton Co.	34,700	655,830
Helmerich & Payne, Inc.	4,106	95,095
National Oilwell Varco, Inc.	15,349	210,742
Schlumberger NV	55,116	1,203,182

		2,706,928

Oil, Gas & Consumable Fuels (3.9%)
Antero Midstream Corp.	11,300	87,123
Apache Corp.	14,958	212,254
Cabot Oil & Gas Corp.	15,450	251,526
Chevron Corp.	76,514	6,461,607
Cimarex Energy Co.	3,900	146,289
Concho Resources, Inc.	7,670	447,544
ConocoPhillips	42,570	1,702,374
Continental Resources, Inc. (x)	2,950	48,085
Devon Energy Corp.	15,085	238,494
Diamondback Energy, Inc.	6,166	298,434
EOG Resources, Inc.	23,050	1,149,503
EQT Corp.	10,883	138,323
Equitrans Midstream Corp.	14,656	117,834
Exxon Mobil Corp.	168,099	6,929,041
Hess Corp.	10,818	571,082
HollyFrontier Corp.	5,900	152,515
Kinder Morgan, Inc.	77,150	1,054,641
Marathon Oil Corp.	31,248	208,424
Marathon Petroleum Corp.	25,582	1,058,072
Murphy Oil Corp.	5,687	68,813
Occidental Petroleum Corp.	33,243	575,436
ONEOK, Inc.	17,550	673,569
Parsley Energy, Inc., Class A	11,900	168,980
Phillips 66	17,235	1,205,416
Pioneer Natural Resources Co.	6,550	745,980
Targa Resources Corp.	8,900	234,782
Valero Energy Corp.	16,136	912,814
Williams Cos., Inc. (The)	48,200	966,410
WPX Energy, Inc.*	15,851	129,186

		26,954,551

Total Energy		29,661,479

Financials (19.2%)
Banks (7.5%)
Associated Banc-Corp.	5,952	101,482
Bank of America Corp.	307,338	9,315,415
Bank of Hawaii Corp.	1,524	116,769
Bank OZK	4,800	150,096
BOK Financial Corp.	1,146	78,478
Citigroup, Inc.	82,658	5,096,692
Citizens Financial Group, Inc.	16,900	604,344
Comerica, Inc.	5,455	304,716
Commerce Bancshares, Inc.	4,118	270,559
Cullen/Frost Bankers, Inc.	2,197	191,644
East West Bancorp, Inc.	5,534	280,629
Fifth Third Bancorp	28,188	777,143
First Citizens BancShares, Inc., Class A (x)	300	172,281
First Hawaiian, Inc.	5,100	120,258
First Horizon National Corp.	21,584	275,412
First Republic Bank	6,850	1,006,470
FNB Corp.	12,750	121,125
Huntington Bancshares, Inc.	39,975	504,884
JPMorgan Chase & Co.	120,327	15,289,952
KeyCorp	38,483	631,506
M&T Bank Corp.	5,059	644,011
PacWest Bancorp	4,550	115,570
People’s United Financial, Inc.	16,760	216,707
Pinnacle Financial Partners, Inc.	2,900	186,760
PNC Financial Services Group, Inc. (The)	16,839	2,509,011
Popular, Inc.	3,282	184,842
Prosperity Bancshares, Inc.	3,500	242,760
Regions Financial Corp.	38,018	612,850
Signature Bank	2,100	284,109
Sterling Bancorp	7,600	136,648
SVB Financial Group*	2,050	795,051
Synovus Financial Corp.	5,791	187,455
TCF Financial Corp.	5,911	218,825
Truist Financial Corp.	53,468	2,562,721
Umpqua Holdings Corp.	8,650	130,961
US Bancorp	53,950	2,513,531
Webster Financial Corp.	3,450	145,418
Wells Fargo & Co.	149,145	4,501,196
Western Alliance Bancorp	3,850	230,808

See Notes to Financial Statements.

1153

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Wintrust Financial Corp.	2,200	$134,398
Zions Bancorp NA	6,318	274,454

		52,237,941

Capital Markets (4.2%)
Affiliated Managers Group, Inc.	1,750	177,975
Ameriprise Financial, Inc.	4,660	905,578
Bank of New York Mellon Corp. (The)	31,699	1,345,306
BlackRock, Inc.	5,863	4,230,389
Carlyle Group, Inc. (The)	4,200	132,048
Cboe Global Markets, Inc.	3,300	307,296
Charles Schwab Corp. (The)	54,716	2,902,137
CME Group, Inc.	14,150	2,576,007
Eaton Vance Corp.	4,350	295,495
Evercore, Inc., Class A	1,550	169,942
Franklin Resources, Inc.	10,700	267,393
Goldman Sachs Group, Inc. (The)	13,177	3,474,907
Interactive Brokers Group, Inc., Class A	2,819	171,733
Intercontinental Exchange, Inc.	14,235	1,641,153
Invesco Ltd.	14,931	260,247
KKR & Co., Inc., Class A	21,500	870,535
Lazard Ltd., Class A	3,900	164,970
LPL Financial Holdings, Inc.	2,900	302,238
Morgan Stanley	52,917	3,626,402
Morningstar, Inc.	200	46,314
Nasdaq, Inc.	4,574	607,153
Northern Trust Corp.	7,631	710,751
Raymond James Financial, Inc.	4,842	463,234
S&P Global, Inc.	4,000	1,314,920
SEI Investments Co.	4,450	255,742
State Street Corp.	13,928	1,013,680
T. Rowe Price Group, Inc.	6,700	1,014,313
Tradeweb Markets, Inc., Class A	400	24,980
Virtu Financial, Inc., Class A	250	6,293

		29,279,131

Consumer Finance (1.1%)
Ally Financial, Inc.	14,800	527,768
American Express Co.	25,950	3,137,614
Capital One Financial Corp.	17,930	1,772,380
Credit Acceptance Corp. (x)*	400	138,456
Discover Financial Services	12,169	1,101,660
LendingTree, Inc.*	100	27,379
OneMain Holdings, Inc.	2,500	120,400
Santander Consumer USA Holdings, Inc.	2,800	61,656
SLM Corp.	11,339	140,490
Synchrony Financial	23,043	799,823

		7,827,626

Diversified Financial Services (2.6%)
Berkshire Hathaway, Inc., Class B*	74,787	17,340,862
Equitable Holdings, Inc.‡	15,900	406,881
Jefferies Financial Group, Inc.	8,513	209,420
Voya Financial, Inc.	4,900	288,169

		18,245,332

Insurance (3.5%)
Aflac, Inc.	27,580	1,226,483
Alleghany Corp.	530	319,956
Allstate Corp. (The)	11,988	1,317,841
American Financial Group, Inc.	2,841	248,928
American International Group, Inc.	34,306	1,298,825
American National Group, Inc.	282	27,106
Arch Capital Group Ltd.*	15,503	559,193
Arthur J Gallagher & Co.	7,550	934,010
Assurant, Inc.	2,361	321,615
Assured Guaranty Ltd.	3,054	96,170
Athene Holding Ltd., Class A*	4,450	191,973
Axis Capital Holdings Ltd.	2,956	148,953
Brighthouse Financial, Inc.*	3,448	124,835
Brown & Brown, Inc.	8,770	415,786
Chubb Ltd.	17,836	2,745,317
Cincinnati Financial Corp.	5,906	516,007
CNA Financial Corp.	1,110	43,246
Erie Indemnity Co., Class A	400	98,240
Everest Re Group Ltd.	1,562	365,649
Fidelity National Financial, Inc.	10,888	425,612
First American Financial Corp.	4,250	219,427
Globe Life, Inc.	4,112	390,476
GoHealth, Inc., Class A (x)*	1,420	19,397
Hanover Insurance Group, Inc. (The)	1,459	170,586
Hartford Financial Services Group, Inc. (The)	14,099	690,569
Kemper Corp.	2,400	184,392
Lemonade, Inc. (x)*	514	62,965
Lincoln National Corp.	6,614	332,750
Loews Corp.	9,185	413,509
Markel Corp.*	539	556,949
Marsh & McLennan Cos., Inc.	4,500	526,500
Mercury General Corp.	1,024	53,463
MetLife, Inc.	30,480	1,431,036
Old Republic International Corp.	11,134	219,451
Primerica, Inc.	550	73,661
Principal Financial Group, Inc.	10,684	530,033
Progressive Corp. (The)	16,500	1,631,520
Prudential Financial, Inc.	15,711	1,226,558
Reinsurance Group of America, Inc.	2,703	313,278
RenaissanceRe Holdings Ltd.	1,301	215,732
Travelers Cos., Inc. (The)	10,075	1,414,228
Unum Group	8,039	184,415
W R Berkley Corp.	5,496	365,044
White Mountains Insurance Group Ltd.	185	185,122
Willis Towers Watson plc	5,100	1,074,468

		23,911,274

Mortgage Real Estate Investment Trusts (REITs) (0.2%)
AGNC Investment Corp. (REIT)	21,550	336,180
Annaly Capital Management, Inc. (REIT)	55,595	469,778
New Residential Investment Corp. (REIT)	16,400	163,016
Starwood Property Trust, Inc. (REIT)	10,750	207,475

		1,176,449

Thrifts & Mortgage Finance (0.1%)
MGIC Investment Corp.	13,300	166,915
New York Community Bancorp, Inc.	17,745	187,210

See Notes to Financial Statements.

1154

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Rocket Cos., Inc., Class A (x)*	2,478	$50,105
TFS Financial Corp.	1,893	33,373

		437,603

Total Financials		133,115,356

Health Care (13.2%)
Biotechnology (1.0%)
AbbVie, Inc.	4,182	448,101
Acceleron Pharma, Inc.*	100	12,794
Agios Pharmaceuticals, Inc.*	2,200	95,326
Alexion Pharmaceuticals, Inc.*	7,150	1,117,116
Alkermes plc*	6,250	124,688
Biogen, Inc.*	4,250	1,040,655
BioMarin Pharmaceutical, Inc.*	600	52,614
Bluebird Bio, Inc.*	1,350	58,414
Exact Sciences Corp.*	800	105,992
Exelixis, Inc.*	7,750	155,542
Gilead Sciences, Inc.	49,800	2,901,348
Ionis Pharmaceuticals, Inc.*	2,600	147,004
Sage Therapeutics, Inc.*	1,900	164,369
United Therapeutics Corp.*	1,750	265,633

		6,689,596

Health Care Equipment & Supplies (4.2%)
Abbott Laboratories	42,326	4,634,274
Baxter International, Inc.	11,723	940,654
Becton Dickinson and Co.	11,000	2,752,420
Boston Scientific Corp.*	56,700	2,038,365
Cooper Cos., Inc. (The)	1,726	627,090
Danaher Corp.	24,850	5,520,179
Dentsply Sirona, Inc.	8,600	450,296
Envista Holdings Corp.*	6,248	210,745
Globus Medical, Inc., Class A*	2,900	189,138
Haemonetics Corp.*	100	11,875
Hill-Rom Holdings, Inc.	2,355	230,719
Hologic, Inc.*	3,000	218,490
ICU Medical, Inc.*	550	117,970
Integra LifeSciences Holdings Corp.*	2,800	181,776
Medtronic plc	53,253	6,238,056
STERIS plc	3,200	606,528
Stryker Corp.	9,300	2,278,872
Tandem Diabetes Care, Inc.*	200	19,136
Teleflex, Inc.	700	288,099
Varian Medical Systems, Inc.*	3,200	560,032
Zimmer Biomet Holdings, Inc.	8,259	1,272,629

		29,387,343

Health Care Providers & Services (2.5%)
Acadia Healthcare Co., Inc.*	3,450	173,397
AmerisourceBergen Corp.	3,000	293,280
Anthem, Inc.	7,376	2,368,360
Centene Corp.*	16,073	964,862
Cigna Corp.	10,263	2,136,551
CVS Health Corp.	51,932	3,546,956
DaVita, Inc.*	2,500	293,500
Encompass Health Corp.	2,100	173,649
HCA Healthcare, Inc.	5,100	838,746
Henry Schein, Inc.*	5,650	377,759
Humana, Inc.	3,332	1,367,020
Laboratory Corp. of America Holdings*	3,630	738,887
McKesson Corp.	1,600	278,272
Molina Healthcare, Inc.*	750	159,510
Oak Street Health, Inc.*	327	19,999
Premier, Inc., Class A	4,750	166,725
Quest Diagnostics, Inc.	5,260	626,834
UnitedHealth Group, Inc.	6,300	2,209,284
Universal Health Services, Inc., Class B	2,900	398,750

		17,132,341

Health Care Technology (0.0%)
American Well Corp., Class A*	453	11,474
Change Healthcare, Inc.*	2,449	45,674
Teladoc Health, Inc.*	300	59,988

		117,136

Life Sciences Tools & Services (1.1%)
Agilent Technologies, Inc.	11,200	1,327,088
Berkeley Lights, Inc. (x)*	171	15,289
Bio-Rad Laboratories, Inc., Class A*	860	501,328
Bio-Techne Corp.	100	31,755
Bruker Corp.	2,300	124,499
Charles River Laboratories International, Inc.*	200	49,972
IQVIA Holdings, Inc.*	4,650	833,141
Mettler-Toledo International, Inc.*	100	113,968
PerkinElmer, Inc.	3,515	504,403
PPD, Inc.*	945	32,338
PRA Health Sciences, Inc.*	400	50,176
QIAGEN NV*	8,911	470,946
Syneos Health, Inc.*	2,600	177,138
Thermo Fisher Scientific, Inc.	6,545	3,048,530
Waters Corp.*	2,300	569,066

		7,849,637

Pharmaceuticals (4.4%)
Bristol-Myers Squibb Co.	57,300	3,554,319
Catalent, Inc.*	6,450	671,251
Elanco Animal Health, Inc.*	18,007	552,275
Horizon Therapeutics plc*	500	36,575
Jazz Pharmaceuticals plc*	2,200	363,110
Johnson & Johnson	90,802	14,290,419
Merck & Co., Inc.	12,572	1,028,390
Nektar Therapeutics*	6,800	115,600
Perrigo Co. plc	5,350	239,252
Pfizer, Inc.	220,900	8,131,329
Reata Pharmaceuticals, Inc., Class A*	100	12,362
Royalty Pharma plc, Class A	2,375	118,869
Viatris, Inc.*	47,833	896,390
Zoetis, Inc.	1,800	297,900

		30,308,041

Total Health Care		91,484,094

Industrials (13.2%)
Aerospace & Defense (2.2%)
Boeing Co. (The)	21,200	4,538,072
BWX Technologies, Inc.	1,350	81,378
Curtiss-Wright Corp.	1,650	191,978
General Dynamics Corp.	10,053	1,496,087

See Notes to Financial Statements.

1155

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
HEICO Corp.	300	$39,720
HEICO Corp., Class A	600	70,236
Hexcel Corp.	3,250	157,593
Howmet Aerospace, Inc.*	15,643	446,451
Huntington Ingalls Industries, Inc.	1,400	238,672
L3Harris Technologies, Inc.	8,344	1,577,183
Mercury Systems, Inc.*	400	35,224
Northrop Grumman Corp.	500	152,360
Raytheon Technologies Corp.	56,591	4,046,822
Spirit AeroSystems Holdings, Inc., Class A	4,100	160,269
Teledyne Technologies, Inc.*	1,450	568,371
Textron, Inc.	8,989	434,438
TransDigm Group, Inc.*	1,650	1,021,103
Virgin Galactic Holdings, Inc. (x)*	300	7,119

		15,263,076

Air Freight & Logistics (0.7%)
CH Robinson Worldwide, Inc.	4,400	413,028
Expeditors International of Washington, Inc.	2,550	242,531
FedEx Corp.	9,600	2,492,352
United Parcel Service, Inc., Class B	9,700	1,633,480
XPO Logistics, Inc.*	3,450	411,240

		5,192,631

Airlines (0.5%)
Alaska Air Group, Inc.	4,750	247,000
American Airlines Group, Inc. (x)	21,500	339,055
Copa Holdings SA, Class A	1,200	92,676
Delta Air Lines, Inc.	25,200	1,013,292
JetBlue Airways Corp.*	12,150	176,661
Southwest Airlines Co.	23,300	1,086,013
United Airlines Holdings, Inc.*	11,450	495,213

		3,449,910

Building Products (0.8%)
A O Smith Corp.	5,250	287,805
Allegion plc	1,300	151,294
Armstrong World Industries, Inc.	1,100	81,829
AZEK Co., Inc. (The)*	2,366	90,973
Carrier Global Corp.	22,101	833,650
Fortune Brands Home & Security, Inc.	5,450	467,174
Johnson Controls International plc	28,832	1,343,283
Lennox International, Inc.	1,350	369,859
Masco Corp.	10,350	568,525
Owens Corning	4,168	315,768
Trane Technologies plc	9,481	1,376,262

		5,886,422

Commercial Services & Supplies (0.5%)
ADT, Inc.	6,100	47,885
Cintas Corp.	400	141,384
Clean Harbors, Inc.*	1,950	148,395
IAA, Inc.*	4,000	259,920
MSA Safety, Inc.	1,100	164,329
Republic Services, Inc.	8,282	797,557
Rollins, Inc.	1,050	41,023
Stericycle, Inc.*	3,550	246,121
Waste Management, Inc.	14,549	1,715,764

		3,562,378

Construction & Engineering (0.2%)
AECOM*	6,044	300,870
Jacobs Engineering Group, Inc.	4,928	536,955
Quanta Services, Inc.	4,314	310,694
Valmont Industries, Inc.	850	148,691

		1,297,210

Electrical Equipment (1.0%)
Acuity Brands, Inc.	1,500	181,635
AMETEK, Inc.	9,050	1,094,507
Array Technologies, Inc.*	1,934	83,433
Eaton Corp. plc	15,924	1,913,109
Emerson Electric Co.	23,600	1,896,732
Generac Holdings, Inc.*	200	45,482
GrafTech International Ltd.	2,600	27,716
Hubbell, Inc.	2,190	343,370
nVent Electric plc	6,086	141,743
Regal Beloit Corp.	1,552	190,601
Rockwell Automation, Inc.	2,400	601,944
Sensata Technologies Holding plc*	6,100	321,714

		6,841,986

Industrial Conglomerates (1.9%)
3M Co.	7,650	1,337,144
Carlisle Cos., Inc.	2,079	324,698
General Electric Co.	345,218	3,728,354
Honeywell International, Inc.	27,950	5,944,965
Roper Technologies, Inc.	3,600	1,551,924

		12,887,085

Machinery (3.2%)
AGCO Corp.	2,471	254,735
Allison Transmission Holdings, Inc.	1,500	64,695
Caterpillar, Inc.	21,550	3,922,531
Colfax Corp.*	3,850	147,224
Crane Co.	1,891	146,855
Cummins, Inc.	5,900	1,339,890
Deere & Co.	11,254	3,027,889
Donaldson Co., Inc.	4,500	251,460
Dover Corp.	5,723	722,529
Flowserve Corp.	5,100	187,935
Fortive Corp.	11,722	830,152
Gates Industrial Corp. plc*	1,700	21,692
Graco, Inc.	3,200	231,520
IDEX Corp.	3,010	599,592
Illinois Tool Works, Inc.	7,000	1,427,160
Ingersoll Rand, Inc.*	13,650	621,894
ITT, Inc.	3,400	261,868
Lincoln Electric Holdings, Inc.	1,250	145,312
Middleby Corp. (The)*	2,200	283,624
Nordson Corp.	450	90,427
Oshkosh Corp.	2,650	228,086
Otis Worldwide Corp.	16,100	1,087,555
PACCAR, Inc.	13,400	1,156,152
Parker-Hannifin Corp.	5,066	1,380,029
Pentair plc	6,486	344,342
Snap-on, Inc.	2,150	367,951
Stanley Black & Decker, Inc.	6,118	1,092,430
Timken Co. (The)	2,516	194,638
Toro Co. (The)	400	37,936
Trinity Industries, Inc.	3,406	89,884

See Notes to Financial Statements.

1156

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Westinghouse Air Brake Technologies Corp.	7,104	$520,013
Woodward, Inc.	2,200	267,366
Xylem, Inc.	7,100	722,709

		22,068,075

Marine (0.0%)
Kirby Corp.*	2,350	121,801

Professional Services (0.3%)
CoreLogic, Inc.	2,835	219,202
Dun & Bradstreet Holdings, Inc.*	1,667	41,508
Equifax, Inc.	1,300	250,692
FTI Consulting, Inc.*	1,400	156,408
IHS Markit Ltd.	7,150	642,285
ManpowerGroup, Inc.	2,267	204,438
Nielsen Holdings plc	14,130	294,893
Robert Half International, Inc.	4,400	274,912
TransUnion	700	69,454

		2,153,792

Road & Rail (1.6%)
AMERCO	350	158,886
CSX Corp.	30,250	2,745,187
JB Hunt Transport Services, Inc.	2,400	327,960
Kansas City Southern	3,750	765,487
Knight-Swift Transportation Holdings, Inc.	4,900	204,918
Landstar System, Inc.	300	40,398
Lyft, Inc., Class A*	9,725	477,789
Norfolk Southern Corp.	10,201	2,423,860
Old Dominion Freight Line, Inc.	575	112,229
Ryder System, Inc.	2,059	127,164
Schneider National, Inc., Class B	2,250	46,575
Uber Technologies, Inc.*	12,623	643,773
Union Pacific Corp.	13,200	2,748,504

		10,822,730

Trading Companies & Distributors (0.3%)
Air Lease Corp.	4,200	186,564
Fastenal Co.	4,200	205,086
MSC Industrial Direct Co., Inc., Class A	1,700	143,463
United Rentals, Inc.*	2,900	672,539
Univar Solutions, Inc.*	6,550	124,515
Watsco, Inc.	1,350	305,843
WW Grainger, Inc.	500	204,170

		1,842,180

Transportation Infrastructure (0.0%)
Macquarie Infrastructure Corp.	2,900	108,895

Total Industrials		91,498,171

Information Technology (9.5%)
Communications Equipment (1.5%)
Arista Networks, Inc.*	400	116,228
Ciena Corp.*	6,000	317,100
Cisco Systems, Inc.	168,700	7,549,325
CommScope Holding Co., Inc.*	7,250	97,150
EchoStar Corp., Class A*	1,859	39,392
F5 Networks, Inc.*	2,400	422,256
Juniper Networks, Inc.	13,000	292,630
Lumentum Holdings, Inc.*	2,600	246,480
Motorola Solutions, Inc.	6,100	1,037,366
Ubiquiti, Inc. (x)	100	27,851
ViaSat, Inc. (x)*	2,250	73,463

		10,219,241

Electronic Equipment, Instruments & Components (0.7%)
Amphenol Corp., Class A	4,700	614,619
Arrow Electronics, Inc.*	2,945	286,548
Avnet, Inc.	3,858	135,454
Coherent, Inc.*	150	22,503
Corning, Inc.	29,717	1,069,812
Dolby Laboratories, Inc., Class A	2,200	213,686
FLIR Systems, Inc.	5,100	223,533
IPG Photonics Corp.*	1,300	290,927
Jabil, Inc.	4,718	200,657
Keysight Technologies, Inc.*	4,900	647,241
Littelfuse, Inc.	950	241,927
National Instruments Corp.	5,100	224,094
SYNNEX Corp.	1,600	130,304
Trimble, Inc.*	9,800	654,346
Vontier Corp.*	4,628	154,575
Zebra Technologies Corp., Class A*	200	76,866

		5,187,092

IT Services (2.7%)
Akamai Technologies, Inc.*	1,150	120,738
Alliance Data Systems Corp.	1,800	133,380
Amdocs Ltd.	5,171	366,779
Automatic Data Processing, Inc.	2,400	422,880
BigCommerce Holdings, Inc. (x)*	61	3,913
CACI International, Inc., Class A*	800	199,464
Cognizant Technology Solutions Corp., Class A	19,650	1,610,318
Concentrix Corp.*	1,600	157,920
DXC Technology Co.	10,000	257,500
Euronet Worldwide, Inc.*	2,000	289,840
Fidelity National Information Services, Inc.	24,513	3,467,609
Fiserv, Inc.*	16,100	1,833,146
Genpact Ltd.	4,500	186,120
Global Payments, Inc.	11,800	2,541,956
International Business Machines Corp.	35,300	4,443,564
Jack Henry & Associates, Inc.	650	105,294
Leidos Holdings, Inc.	4,850	509,832
Paychex, Inc.	2,700	251,586
Sabre Corp.	12,500	150,250
Science Applications International Corp.	2,000	189,280
Twilio, Inc., Class A*	1,000	338,500
VeriSign, Inc.*	1,600	346,240
Western Union Co. (The)	13,050	286,317
WEX, Inc.*	1,600	325,648

		18,538,074

Semiconductors & Semiconductor Equipment (3.3%)
Advanced Micro Devices, Inc.*	3,300	302,643
Allegro MicroSystems, Inc.*	582	15,516
Analog Devices, Inc.	12,800	1,890,944
Broadcom, Inc.	800	350,280
Cirrus Logic, Inc.*	2,300	189,060

See Notes to Financial Statements.

1157

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Cree, Inc.*	4,350	$460,665
Entegris, Inc.	300	28,830
First Solar, Inc.*	3,650	361,058
Intel Corp.	163,019	8,121,607
Marvell Technology Group Ltd.	26,400	1,255,056
Maxim Integrated Products, Inc.	7,050	624,982
Microchip Technology, Inc.	2,450	338,370
Micron Technology, Inc.*	44,179	3,321,377
MKS Instruments, Inc.	500	75,225
ON Semiconductor Corp.*	16,000	523,680
Qorvo, Inc.*	4,500	748,215
Skyworks Solutions, Inc.	6,600	1,009,008
Texas Instruments, Inc.	18,300	3,003,579

		22,620,095

Software (0.7%)
2U, Inc. (x)*	1,750	70,018
Aspen Technology, Inc.*	200	26,050
Autodesk, Inc.*	2,950	900,753
CDK Global, Inc.	4,200	217,686
Ceridian HCM Holding, Inc.*	1,350	143,856
Citrix Systems, Inc.	3,550	461,855
Crowdstrike Holdings, Inc., Class A*	1,700	360,094
Datto Holding Corp.*	389	10,503
Duck Creek Technologies, Inc.*	98	4,243
FireEye, Inc.*	6,800	156,808
Guidewire Software, Inc.*	2,700	347,571
Jamf Holding Corp.*	611	18,281
JFrog Ltd. (x)*	91	5,718
Manhattan Associates, Inc.*	300	31,554
McAfee Corp., Class A (x)	661	11,032
nCino, Inc. (x)*	53	3,838
Nuance Communications, Inc.*	11,050	487,194
Oracle Corp.	8,900	575,741
Pegasystems, Inc.	200	26,652
RealPage, Inc.*	400	34,896
salesforce.com, Inc.*	2,600	578,578
SolarWinds Corp.*	1,834	27,418
SS&C Technologies Holdings, Inc.	7,000	509,250
Synopsys, Inc.*	500	129,620
Teradata Corp.*	1,000	22,470
Unity Software, Inc. (x)*	198	30,387

		5,192,066

Technology Hardware, Storage & Peripherals (0.6%)
Dell Technologies, Inc., Class C*	9,562	700,799
Hewlett Packard Enterprise Co.	51,100	605,535
HP, Inc.	54,550	1,341,384
NCR Corp.*	5,000	187,850
NetApp, Inc.	4,000	264,960
Pure Storage, Inc., Class A*	4,000	90,440
Western Digital Corp.	12,069	668,502
Xerox Holdings Corp.	6,625	153,634

		4,013,104

Total Information Technology		65,769,672

Materials (4.7%)
Chemicals (3.1%)
Air Products and Chemicals, Inc.	7,700	2,103,794
Albemarle Corp.	4,225	623,272
Ashland Global Holdings, Inc.	2,167	171,626
Axalta Coating Systems Ltd.*	8,350	238,393
Cabot Corp.	2,135	95,819
Celanese Corp.	4,600	597,724
CF Industries Holdings, Inc.	8,450	327,099
Chemours Co. (The)	6,450	159,896
Corteva, Inc.	29,670	1,148,822
Dow, Inc.	29,370	1,630,035
DuPont de Nemours, Inc.	29,119	2,070,652
Eastman Chemical Co.	5,350	536,498
Ecolab, Inc.	7,900	1,709,244
Element Solutions, Inc.	8,600	152,478
FMC Corp.	4,100	471,213
Huntsman Corp.	7,901	198,631
International Flavors & Fragrances, Inc. (x)	4,250	462,570
Linde plc	20,850	5,494,184
LyondellBasell Industries NV, Class A	10,150	930,349
Mosaic Co. (The)	13,600	312,936
NewMarket Corp.	122	48,591
Olin Corp.	5,600	137,536
PPG Industries, Inc.	9,350	1,348,457
RPM International, Inc.	850	77,163
Scotts Miracle-Gro Co. (The)	100	19,914
Valvoline, Inc.	7,330	169,616
W R Grace & Co.	1,400	76,748
Westlake Chemical Corp.	1,286	104,938

		21,418,198

Construction Materials (0.2%)
Eagle Materials, Inc.	1,650	167,228
Martin Marietta Materials, Inc.	2,500	709,925
Vulcan Materials Co.	5,232	775,958

		1,653,111

Containers & Packaging (0.7%)
Amcor plc	53,100	624,987
AptarGroup, Inc.	2,499	342,088
Ardagh Group SA	650	11,187
Avery Dennison Corp.	1,950	302,464
Ball Corp.	800	74,544
Berry Global Group, Inc.*	3,400	191,046
Crown Holdings, Inc.*	4,550	455,910
Graphic Packaging Holding Co.	8,300	140,602
International Paper Co.	15,575	774,389
Packaging Corp. of America	3,700	510,267
Sealed Air Corp.	6,100	279,319
Silgan Holdings, Inc.	3,100	114,948
Sonoco Products Co.	3,882	230,008
Westrock Co.	10,139	441,351

		4,493,110

Metals & Mining (0.7%)
Freeport-McMoRan, Inc.	57,500	1,496,150
Newmont Corp.	31,816	1,905,460
Nucor Corp.	11,870	631,365
Reliance Steel & Aluminum Co.	2,509	300,453
Royal Gold, Inc.	750	79,770

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Southern Copper Corp.	3,250	$211,640
Steel Dynamics, Inc.	7,901	291,310

		4,916,148

Total Materials		32,480,567

Real Estate (4.3%)
Equity Real Estate Investment Trusts (REITs) (4.1%)
Alexandria Real Estate Equities, Inc. (REIT)	5,292	943,140
American Campus Communities, Inc. (REIT)	5,350	228,819
American Homes 4 Rent (REIT), Class A (x)	10,750	322,500
Americold Realty Trust (REIT)	7,200	268,776
Apartment Income REIT Corp. (REIT)*	5,835	224,122
Apartment Investment and Management Co. (REIT), Class A	5,835	30,809
Apple Hospitality REIT, Inc. (REIT)	8,250	106,507
AvalonBay Communities, Inc. (REIT)	5,607	899,531
Boston Properties, Inc. (REIT)	6,129	579,374
Brandywine Realty Trust (REIT)	6,653	79,237
Brixmor Property Group, Inc. (REIT)	11,650	192,807
Brookfield Property REIT, Inc. (REIT), Class A (x)	100	1,494
Camden Property Trust (REIT)	3,688	368,505
CoreSite Realty Corp. (REIT)	500	62,640
Corporate Office Properties Trust (REIT)	4,367	113,891
Cousins Properties, Inc. (REIT)	5,800	194,300
Crown Castle International Corp. (REIT)	1,100	175,109
CubeSmart (REIT)	7,600	255,436
CyrusOne, Inc. (REIT)	4,750	347,463
Digital Realty Trust, Inc. (REIT)	11,056	1,542,423
Douglas Emmett, Inc. (REIT)	6,499	189,641
Duke Realty Corp. (REIT)	14,552	581,643
Empire State Realty Trust, Inc. (REIT), Class A	5,700	53,124
EPR Properties (REIT)	2,900	94,250
Equity Commonwealth (REIT)	4,567	124,588
Equity LifeStyle Properties, Inc. (REIT)	4,000	253,440
Equity Residential (REIT)	14,509	860,094
Essex Property Trust, Inc. (REIT)	2,580	612,544
Extra Space Storage, Inc. (REIT)	1,450	167,997
Federal Realty Investment Trust (REIT)	3,000	255,360
First Industrial Realty Trust, Inc. (REIT)	5,000	210,650
Gaming and Leisure Properties, Inc. (REIT)	8,604	364,810
Healthcare Trust of America, Inc. (REIT), Class A	8,550	235,467
Healthpeak Properties, Inc. (REIT)	21,391	646,650
Highwoods Properties, Inc. (REIT)	4,000	158,520
Host Hotels & Resorts, Inc. (REIT)	27,690	405,105
Hudson Pacific Properties, Inc. (REIT)	5,900	141,718
Invitation Homes, Inc. (REIT)	22,200	659,340
Iron Mountain, Inc. (REIT)	4,650	137,082
JBG SMITH Properties (REIT)	4,828	150,972
Kilroy Realty Corp. (REIT)	4,550	261,170
Kimco Realty Corp. (REIT)	16,283	244,408
Lamar Advertising Co. (REIT), Class A	3,400	282,948
Life Storage, Inc. (REIT)	1,950	232,811
Medical Properties Trust, Inc. (REIT)	21,000	457,590
Mid-America Apartment Communities, Inc. (REIT)	4,559	577,580
National Retail Properties, Inc. (REIT)	6,850	280,302
Omega Healthcare Investors, Inc. (REIT)	8,850	321,432
Outfront Media, Inc. (REIT)	5,631	110,142
Paramount Group, Inc. (REIT)	7,450	67,348
Park Hotels & Resorts, Inc. (REIT)	9,257	158,758
Prologis, Inc. (REIT)	29,269	2,916,949
Public Storage (REIT)	2,050	473,407
Rayonier, Inc. (REIT)	5,200	152,776
Realty Income Corp. (REIT)	13,926	865,779
Regency Centers Corp. (REIT)	6,675	304,313
Rexford Industrial Realty, Inc. (REIT)	4,800	235,728
SBA Communications Corp. (REIT)	3,800	1,072,094
Simon Property Group, Inc. (REIT)	2,700	230,256
SL Green Realty Corp. (REIT)	2,820	168,016
Spirit Realty Capital, Inc. (REIT)	4,230	169,919
STORE Capital Corp. (REIT)	9,550	324,509
Sun Communities, Inc. (REIT)	4,200	638,190
UDR, Inc. (REIT)	11,612	446,249
Ventas, Inc. (REIT)	14,736	722,653
VEREIT, Inc. (REIT)	8,600	324,994
VICI Properties, Inc. (REIT)	21,150	539,325
Vornado Realty Trust (REIT)	6,906	257,870
Weingarten Realty Investors (REIT)	4,802	104,059
Welltower, Inc. (REIT)	16,520	1,067,522
Weyerhaeuser Co. (REIT)	29,621	993,192
WP Carey, Inc. (REIT)	6,811	480,720

		28,722,887

Real Estate Management & Development (0.2%)
CBRE Group, Inc., Class A*	13,150	824,768
Howard Hughes Corp. (The)*	1,547	122,105
Jones Lang LaSalle, Inc.*	2,000	296,740

		1,243,613

Total Real Estate		29,966,500

Utilities (5.4%)
Electric Utilities (3.4%)
Alliant Energy Corp.	9,886	509,426
American Electric Power Co., Inc.	19,704	1,640,752
Avangrid, Inc.	2,200	99,990
Duke Energy Corp.	29,193	2,672,911
Edison International	14,126	887,395
Entergy Corp.	7,919	790,633
Evergy, Inc.	8,918	495,038
Eversource Energy	13,567	1,173,681
Exelon Corp.	38,603	1,629,819
FirstEnergy Corp.	21,463	656,983

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Hawaiian Electric Industries, Inc.	4,204	$148,780
IDACORP, Inc.	2,000	192,060
NextEra Energy, Inc.	77,736	5,997,332
NRG Energy, Inc.	6,294	236,340
OGE Energy Corp.	7,884	251,184
PG&E Corp.*	52,459	653,639
Pinnacle West Capital Corp.	4,401	351,860
PPL Corp.	30,574	862,187
Southern Co. (The)	41,896	2,573,671
Xcel Energy, Inc.	20,769	1,384,669

		23,208,350

Gas Utilities (0.1%)
Atmos Energy Corp.	4,877	465,412
National Fuel Gas Co.	3,394	139,595
UGI Corp.	8,237	287,966

		892,973

Independent Power and Renewable Electricity Producers (0.2%)
AES Corp. (The)	26,186	615,371
Vistra Corp.	19,300	379,438

		994,809

Multi-Utilities (1.5%)
Ameren Corp.	9,775	763,036
CenterPoint Energy, Inc.	19,932	431,328
CMS Energy Corp.	11,320	690,633
Consolidated Edison, Inc.	13,277	959,529
Dominion Energy, Inc.	32,299	2,428,885
DTE Energy Co.	7,601	922,837
MDU Resources Group, Inc.	7,846	206,664
NiSource, Inc.	15,122	346,899
Public Service Enterprise Group, Inc.	19,958	1,163,551
Sempra Energy	11,509	1,466,362
WEC Energy Group, Inc.	12,486	1,149,087

		10,528,811

Water Utilities (0.2%)
American Water Works Co., Inc.	7,183	1,102,375
Essential Utilities, Inc.	8,771	414,780

		1,517,155

Total Utilities		37,142,098

Total Common Stocks (98.4%) (Cost $485,637,688)		681,346,686

MASTER LIMITED PARTNERSHIP:
Financials (0.1%)
Capital Markets (0.1%)
Apollo Global Management, Inc. (Cost $157,216)	3,400	166,532

SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.1%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $72,875, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145% - 2.500%, maturing 8/31/21 - 2/15/46; total market value $74,332. (xx)	$72,874	72,874
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $200,004, collateralized by various Foreign Government Agency Securities, ranging from 1.875% - 3.000%, maturing 6/15/22 - 9/27/23; total market value $204,001. (xx)	200,000	200,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $334,974, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $341,672. (xx)	334,972	334,972
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $300,007, collateralized by various Common Stocks; total market value $333,337. (xx)	300,000	300,000

Total Repurchase Agreements		907,846

Total Short-Term Investments (0.1%) (Cost $907,846)		907,846

Total Investments in Securities (98.6%) (Cost $486,702,750)		682,421,064
Other Assets Less Liabilities (1.4%)		9,940,878

Net Assets (100%)		$692,361,942

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $1,668,614. This was collateralized by $819,038 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/28/21 - 5/15/50 and by cash of $907,846 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Diversified Financial Services
Equitable Holdings, Inc. (a)	15,900	490,644	6,666	(82,778)	(5,228)	(2,423)	406,881	11,846	—

(a)	Formerly known as AXA Equitable Holdings, Inc.

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	26	3/2021	USD	4,873,440	51,776
S&P Midcap 400 E-Mini Index	22	3/2021	USD	5,067,700	53,643

					105,419

The following is a summary, summarized in three broad levels, of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$65,738,024	$54,595	$—	$65,792,619
Consumer Discretionary	52,411,121	—	—	52,411,121
Consumer Staples	52,025,009	—	—	52,025,009
Energy	29,661,479	—	—	29,661,479
Financials	133,115,356	—	—	133,115,356
Health Care	91,484,094	—	—	91,484,094
Industrials	91,498,171	—	—	91,498,171
Information Technology	65,769,672	—	—	65,769,672
Materials	32,480,567	—	—	32,480,567
Real Estate	29,966,500	—	—	29,966,500
Utilities	37,142,098	—	—	37,142,098
Futures	105,419	—	—	105,419
Master Limited Partnership
Financials	166,532	—	—	166,532
Short-Term Investments
Repurchase Agreements	—	907,846	—	907,846

Total Assets	$681,564,042	$962,441	$—	$682,526,483

Total Liabilities	$—	$—	$—	$—

Total	$681,564,042	$962,441	$—	$682,526,483

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets - Unrealized appreciation	$105,419	*

Total		$105,419

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$2,005,814	$2,005,814

Total	$2,005,814	$2,005,814

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$(3,561)	$(3,561)

Total	$(3,561)	$(3,561)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $5,773,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$111,493,123
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$123,128,759

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$240,629,713
Aggregate gross unrealized depreciation	(45,905,246)

Net unrealized appreciation	$194,724,467

Federal income tax cost of investments in securities and derivative instruments, if applicable	$487,802,016

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers(Cost $338,407)	$406,881
Unaffiliated Issuers (Cost $485,456,497)	681,106,337
Repurchase Agreements (Cost $907,846)	907,846
Cash	9,965,132
Dividends, interest and other receivables	787,573
Due from broker for futures variation margin	552,725
Receivable for Portfolio shares sold	169,088
Due from Custodian	10,768
Securities lending income receivable	2,651
Other assets	2,396

Total assets	693,911,397

LIABILITIES
Payable for return of collateral on securities loaned	907,846
Investment management fees payable	202,244
Payable for Portfolio shares redeemed	173,971
Distribution fees payable – Class IB	129,732
Administrative fees payable	54,567
Distribution fees payable – Class IA	14,697
Payable for securities purchased	10,767
Trustees’ fees payable	557
Accrued expenses	55,074

Total liabilities	1,549,455

NET ASSETS	$692,361,942

Net assets were comprised of:
Paid in capital	$496,212,004
Total distributable earnings (loss)	196,149,938

Net assets	$692,361,942

Class IA
Net asset value, offering and redemption price per share, $70,419,942 / 7,702,583 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.14

Class IB
Net asset value, offering and redemption price per share, $621,792,736 / 68,271,164 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.11

Class K
Net asset value, offering and redemption price per share, $149,264 / 16,401 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.10

(x)	Includes value of securities on loan of $1,668,614.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends ($11,846 of dividend income received from affiliates) (net of $698 foreign withholding tax)	$16,205,818
Interest	23,811
Securities lending (net)	27,780

Total income	16,257,409

EXPENSES
Investment management fees	2,143,018
Distribution fees – Class IB	1,370,166
Administrative fees	583,264
Distribution fees – Class IA	160,242
Professional fees	70,898
Printing and mailing expenses	59,109
Custodian fees	56,499
Trustees’ fees	20,351
Miscellaneous	116,244

Gross expenses	4,579,791
Less: Voluntary waiver from investment manager	(20,097)

Net expenses	4,559,694

NET INVESTMENT INCOME (LOSS)	11,697,715

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($(5,228) realized gain (loss) from affiliates)	6,470,022
Futures contracts	2,005,814

Net realized gain (loss)	8,475,836

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(2,423) of change in unrealized appreciation (depreciation) from affiliates)	(7,071,384)
Futures contracts	(3,561)

Net change in unrealized appreciation (depreciation)	(7,074,945)

NET REALIZED AND UNREALIZED GAIN (LOSS)	1,400,891

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,098,606

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$11,697,715	$13,818,860
Net realized gain (loss)	8,475,836	34,972,973
Net change in unrealized appreciation (depreciation)	(7,074,945)	97,376,440

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,098,606	146,168,273

Distributions to shareholders:
Class IA	(1,925,577)	(5,389,606)
Class IB	(17,030,142)	(45,361,806)
Class K	(4,403)	(10,850)

Total distributions to shareholders	(18,960,122)	(50,762,262)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 895,558 and 1,711,521 shares, respectively ]	7,396,413	14,987,156
Capital shares issued in reinvestment of dividends and distributions [ 216,821 and 594,284 shares, respectively ]	1,925,577	5,389,606
Capital shares repurchased [ (1,506,136) and (1,219,133) shares, respectively ]	(12,483,978)	(10,987,646)

Total Class IA transactions	(3,161,988)	9,389,116

Class IB
Capital shares sold [ 6,935,491 and 5,363,638 shares, respectively ]	55,809,600	47,862,461
Capital shares issued in reinvestment of dividends and distributions [ 1,924,592 and 5,020,257 shares, respectively ]	17,030,142	45,361,806
Capital shares repurchased [ (8,776,275) and (8,214,027) shares, respectively ]	(71,346,631)	(73,675,145)

Total Class IB transactions	1,493,111	19,549,122

Class K
Capital shares issued in reinvestment of dividends and distributions [ 498 and 1,202 shares, respectively ]	4,403	10,850

Total Class K transactions	4,403	10,850

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,664,474)	28,949,088

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,525,990)	124,355,099
NET ASSETS:
Beginning of year	699,887,932	575,532,833

End of year	$692,361,942	$699,887,932

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.20	$7.90	$9.26	$8.63	$7.76

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.19	0.17	0.16	0.15
Net realized and unrealized gain (loss)	0.04	1.83	(0.96)	0.95	1.14

Total from investment operations	0.20	2.02	(0.79)	1.11	1.29

Less distributions:
Dividends from net investment income	(0.16)	(0.21)	(0.18)	(0.17)	(0.16)
Distributions from net realized gains	(0.10)	(0.51)	(0.39)	(0.31)	(0.26)

Total dividends and distributions	(0.26)	(0.72)	(0.57)	(0.48)	(0.42)

Net asset value, end of year	$9.14	$9.20	$7.90	$9.26	$8.63

Total return	2.22%	25.64%	(8.90)%	12.92%	16.57%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$70,420	$74,512	$55,404	$65,263	$59,200
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.74%	0.73%	0.74%	0.73%	0.73%
Before waivers and reimbursements (f)	0.75%	0.74%	0.74%	0.73%	0.73%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.91%	2.13%	1.89%	1.78%	1.87%
Before waivers and reimbursements (f)	1.91%	2.12%	1.89%	1.78%	1.87%
Portfolio turnover rate^	18%	16%	16%	13%	18%

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.17	$7.88	$9.23	$8.60	$7.74

Income (loss) from investment operations:
Net investment income (loss) (e)	0.16	0.19	0.17	0.16	0.15
Net realized and unrealized gain (loss)	0.04	1.82	(0.95)	0.95	1.12

Total from investment operations	0.20	2.01	(0.78)	1.11	1.27

Less distributions:
Dividends from net investment income	(0.16)	(0.21)	(0.18)	(0.17)	(0.15)
Distributions from net realized gains	(0.10)	(0.51)	(0.39)	(0.31)	(0.26)

Total dividends and distributions	(0.26)	(0.72)	(0.57)	(0.48)	(0.41)

Net asset value, end of year	$9.11	$9.17	$7.88	$9.23	$8.60

Total return	2.23%	25.59%	(8.82)%	12.96%	16.47%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$621,793	$625,230	$520,013	$611,171	$572,415
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.74%	0.73%	0.74%	0.73%	0.73%
Before waivers and reimbursements (f)	0.75%	0.74%	0.74%	0.73%	0.73%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.91%	2.12%	1.89%	1.78%	1.88%
Before waivers and reimbursements (f)	1.91%	2.12%	1.89%	1.78%	1.88%
Portfolio turnover rate^	18%	16%	16%	13%	18%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.16	$7.87	$9.22	$8.59	$7.73

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.21	0.20	0.18	0.17
Net realized and unrealized gain (loss)	0.04	1.82	(0.96)	0.95	1.13

Total from investment operations	0.22	2.03	(0.76)	1.13	1.30

Less distributions:
Dividends from net investment income	(0.18)	(0.23)	(0.20)	(0.19)	(0.18)
Distributions from net realized gains	(0.10)	(0.51)	(0.39)	(0.31)	(0.26)

Total dividends and distributions	(0.28)	(0.74)	(0.59)	(0.50)	(0.44)

Net asset value, end of year	$9.10	$9.16	$7.87	$9.22	$8.59

Total return	2.46%	25.91%	(8.59)%	13.24%	16.79%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$149	$146	$116	$127	$112
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.49%	0.48%	0.49%	0.48%	0.48%
Before waivers and reimbursements (f)	0.50%	0.49%	0.49%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	2.16%	2.37%	2.15%	2.03%	2.13%
Before waivers and reimbursements (f)	2.16%	2.37%	2.15%	2.03%	2.13%
Portfolio turnover rate^	18%	16%	16%	13%	18%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.
➢	BlackRock Investment Management, LLC
➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	5.68%	9.41%	9.45%
Portfolio – Class IB Shares	5.70	9.42	9.42
Portfolio – Class K Shares*	5.98	9.68	11.57
Russell 1000® Value Index	2.80	9.74	10.50

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 5.70% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell 1000® Value Index, which returned 2.80% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the Russell 1000 Value Index.

Portfolio Highlights

What helped performance during the year:

•	Both sector allocation and security selection were positive for the year.

•

The combination of an overweight allocation and stock selection within the information technology sector supported relative returns. Within this sector, overweight positions in Apple, Inc. and Microsoft Corp. bolstered relative performance.

•

An underweight position in the energy sector contributed to performance relative to the benchmark. Within this sector, an underweight position in integrated oil and gas company Exxon Mobil Corp. helped relative results.

•	An underweight position in the real estate sector and stock selection in the financials and consumer discretionary sectors further boosted relative returns.

•	Underweighting shares of telecommunication services provider AT&T, Inc. further supported relative returns.

What hurt performance during the year:

•	Security selection in the health care, utilities and consumer staples sectors detracted from relative performance, led by the portfolio’s overweight position in power provider FirstEnergy Corp.

•	Underweight allocations to the materials and industrials sectors detracted from relative performance.

•	Elsewhere, underweighting shares of media conglomerate The Walt Disney Co. weighed on relative returns.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents. The Portfolio reduced its equity exposure at certain points of the year during which volatility was relatively high, de-equitizing by as much as 46% for 81 days. This added to performance relative to the benchmark.

•	Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of

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dividends and interest received, corporate actions and changes made to the underlying index. These derivative positions had little impact to performance.

Sector Weightings as of December 31, 2020	% of Net Assets
Financials	16.6%
Health Care	12.4
Industrials	10.9
Information Technology	10.4
Communication Services	7.7
Consumer Discretionary	6.8
Exchange-Traded Funds	6.5
Consumer Staples	6.1
Utilities	4.3
Materials	3.6
Energy	3.3
Investment Company	2.8
Real Estate	2.7
Repurchase Agreements	0.8
Cash and Other	5.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,209.50	$4.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.87	4.31
Class IB
Actual	1,000.00	1,209.40	4.72
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.87	4.31
Class K
Actual	1,000.00	1,211.40	3.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.12	3.05

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.85%, 0.85% and 0.60%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (7.7%)
Diversified Telecommunication Services (1.9%)
AT&T, Inc.#	1,019,036	$29,307,475
CenturyLink, Inc.	152,038	1,482,371
Verizon Communications, Inc.	868,277	51,011,274

		81,801,120

Entertainment (1.4%)
Activision Blizzard, Inc.	75,989	7,055,579
Electronic Arts, Inc.	34,200	4,911,120
Liberty Media Corp.-Liberty Formula One, Class A*	3,400	129,166
Liberty Media Corp.-Liberty Formula One, Class C*	27,450	1,169,370
Lions Gate Entertainment Corp., Class A (x)*	8,250	93,802
Lions Gate Entertainment Corp., Class B*	15,850	164,523
Madison Square Garden Entertainment Corp.*	2,550	267,852
Madison Square Garden Sports Corp., Class A*	2,650	487,865
Take-Two Interactive Software, Inc.*	1,150	238,959
Walt Disney Co. (The)*	251,702	45,603,368
Zynga, Inc., Class A*	21,789	215,057

		60,336,661

Interactive Media & Services (1.7%)
Alphabet, Inc., Class A*	12,375	21,688,920
Alphabet, Inc., Class C*	18,401	32,236,344
Facebook, Inc., Class A*	37,128	10,141,884
Pinterest, Inc., Class A*	9,400	619,460
TripAdvisor, Inc.*	13,950	401,481
Twitter, Inc.*	106,900	5,788,635
Zillow Group, Inc., Class A*	7,100	965,174
Zillow Group, Inc., Class C*	17,350	2,252,030

		74,093,928

Media (2.2%)
Charter Communications, Inc., Class A*	7,826	5,177,290
Comcast Corp., Class A	1,291,725	67,686,390
Discovery, Inc., Class A (x)*	21,650	651,449
Discovery, Inc., Class C*	45,237	1,184,757
DISH Network Corp., Class A*	34,066	1,101,694
Fox Corp., Class A	199,056	5,796,511
Fox Corp., Class B	22,149	639,663
Interpublic Group of Cos., Inc. (The)	53,950	1,268,904
John Wiley & Sons, Inc., Class A	5,962	272,225
Liberty Broadband Corp., Class A*	3,464	545,857
Liberty Broadband Corp., Class C*	22,545	3,570,452
Liberty Media Corp.-Liberty SiriusXM, Class A*	10,156	438,638
Liberty Media Corp.-Liberty SiriusXM, Class C*	21,307	927,067
New York Times Co. (The), Class A	22,600	1,170,002
News Corp., Class A	53,832	967,361
News Corp., Class B	16,850	299,425
Nexstar Media Group, Inc., Class A	1,950	212,920
Omnicom Group, Inc.	29,500	1,839,915
Sirius XM Holdings, Inc.	65,200	415,324
ViacomCBS, Inc.	75,344	2,807,317
ViacomCBS, Inc., Class A	1,413	53,440

		97,026,601

Wireless Telecommunication Services (0.5%)
Telephone and Data Systems, Inc.	326,857	6,069,735
T-Mobile US, Inc.*	97,692	13,173,766
United States Cellular Corp.*	1,953	59,938
Vodafone Group plc (ADR)	184,480	3,040,230

		22,343,669

Total Communication Services		335,601,979

Consumer Discretionary (6.8%)
Auto Components (0.4%)
Aptiv plc	37,250	4,853,302
BorgWarner, Inc.	29,650	1,145,676
Gentex Corp.	34,052	1,155,384
Lear Corp.	8,358	1,329,173
Magna International, Inc.	106,327	7,527,952

		16,011,487

Automobiles (0.6%)
Ford Motor Co.	542,320	4,766,993
General Motors Co.	448,829	18,689,240
Harley-Davidson, Inc.	21,250	779,875
Thor Industries, Inc.	7,650	711,373

		24,947,481

Distributors (0.1%)
Genuine Parts Co.	19,462	1,954,569
LKQ Corp.*	42,000	1,480,080

		3,434,649

Diversified Consumer Services (0.1%)
Bright Horizons Family Solutions, Inc.*	2,600	449,774
frontdoor, Inc.*	9,850	494,568
Graham Holdings Co., Class B	576	307,227
Grand Canyon Education, Inc.*	6,400	595,904
H&R Block, Inc.	7,950	126,087
Service Corp. International	23,850	1,171,035
Terminix Global Holdings, Inc.*	18,350	936,034

		4,080,629

Hotels, Restaurants & Leisure (1.4%)
Aramark	31,630	1,217,122
Carnival Corp.	65,362	1,415,741
Choice Hotels International, Inc.	4,850	517,641
Darden Restaurants, Inc.	18,100	2,156,072
Extended Stay America, Inc.	24,550	363,585
Hilton Worldwide Holdings, Inc.	37,900	4,216,754
Hyatt Hotels Corp., Class A	4,842	359,518
Las Vegas Sands Corp.	26,450	1,576,420

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Marriott International, Inc., Class A	50,040	$6,601,277
McDonald’s Corp.	88,900	19,076,162
MGM Resorts International	65,412	2,061,132
Norwegian Cruise Line Holdings Ltd. (x)*	43,782	1,113,376
Papa John’s International, Inc.	13,700	1,162,445
Planet Fitness, Inc., Class A*	4,800	372,624
Royal Caribbean Cruises Ltd.	24,386	1,821,390
Six Flags Entertainment Corp.	10,550	359,755
Starbucks Corp.	68,800	7,360,224
Vail Resorts, Inc.	5,100	1,422,696
Wyndham Destinations, Inc.	11,600	520,376
Wyndham Hotels & Resorts, Inc.	12,650	751,916
Wynn Resorts Ltd.	10,250	1,156,508
Yum China Holdings, Inc.	51,850	2,960,117
Yum! Brands, Inc.	38,750	4,206,700

		62,769,551

Household Durables (0.5%)
DR Horton, Inc.	45,915	3,164,462
Garmin Ltd.	20,762	2,484,381
Leggett & Platt, Inc.	18,300	810,690
Lennar Corp., Class A	37,558	2,863,046
Lennar Corp., Class B	2,162	132,315
Mohawk Industries, Inc.*	8,087	1,139,863
Newell Brands, Inc.	53,350	1,132,620
NVR, Inc.*	500	2,039,930
PulteGroup, Inc.	132,442	5,710,899
Tempur Sealy International, Inc.*	6,800	183,600
Toll Brothers, Inc.	16,060	698,128
Whirlpool Corp.	14,925	2,693,813

		23,053,747

Internet & Direct Marketing Retail (0.7%)
Alibaba Group Holding Ltd. (ADR)*	8,000	1,861,840
Amazon.com, Inc.*	5,339	17,388,749
Booking Holdings, Inc.*	717	1,596,953
eBay, Inc.	55,941	2,811,035
Expedia Group, Inc.	16,662	2,206,049
Grubhub, Inc.*	11,500	854,105
Qurate Retail, Inc., Class A	148,742	1,631,700
Wayfair, Inc., Class A*	800	180,648

		28,531,079

Leisure Products (0.2%)
Brunswick Corp.	10,950	834,828
Hasbro, Inc.	17,700	1,655,658
Mattel, Inc.*	19,300	336,785
Peloton Interactive, Inc., Class A*	26,132	3,964,747
Polaris, Inc.	18,558	1,768,206

		8,560,224

Multiline Retail (0.7%)
Dollar Tree, Inc.*	113,033	12,212,085
Kohl’s Corp.	21,836	888,507
Nordstrom, Inc. (x)	15,100	471,271
Ollie’s Bargain Outlet Holdings, Inc.*	800	65,416
Target Corp.	91,820	16,208,985

		29,846,264

Specialty Retail (1.5%)
Advance Auto Parts, Inc.	9,250	1,456,968
AutoNation, Inc.*	27,946	1,950,351
AutoZone, Inc.*	4,702	5,573,939
Best Buy Co., Inc.	40,232	4,014,751
Burlington Stores, Inc.*	1,000	261,550
CarMax, Inc.*	20,850	1,969,491
Dick’s Sporting Goods, Inc.	8,500	477,785
Foot Locker, Inc.	14,305	578,494
Gap, Inc. (The)	137,507	2,776,266
Home Depot, Inc. (The)	85,038	22,587,794
L Brands, Inc.	31,800	1,182,642
Leslie’s, Inc. (x)*	4,678	129,815
Lowe’s Cos., Inc.	48,745	7,824,060
O’Reilly Automotive, Inc.*	3,404	1,540,548
Penske Automotive Group, Inc.	4,400	261,316
Ross Stores, Inc.	47,200	5,796,632
Tiffany & Co.	16,800	2,208,360
TJX Cos., Inc. (The)	50,490	3,447,962
Ulta Beauty, Inc.*	500	143,580
Vroom, Inc.*	640	26,221
Williams-Sonoma, Inc.	33,164	3,377,422

		67,585,947

Textiles, Apparel & Luxury Goods (0.6%)
Capri Holdings Ltd.*	38,284	1,607,928
Carter’s, Inc.	5,950	559,716
Columbia Sportswear Co.	4,000	349,520
Gildan Activewear, Inc.	200,584	5,618,358
Hanesbrands, Inc.	184,776	2,694,034
PVH Corp.	9,682	909,043
Ralph Lauren Corp.	57,847	6,001,048
Skechers USA, Inc., Class A*	30,324	1,089,844
Tapestry, Inc.	86,633	2,692,554
Under Armour, Inc., Class A*	26,100	448,137
Under Armour, Inc., Class C*	27,300	406,224
VF Corp.	42,200	3,604,302

		25,980,708

Total Consumer Discretionary		294,801,766

Consumer Staples (6.1%)
Beverages (1.2%)
Brown-Forman Corp., Class A	900	66,123
Brown-Forman Corp., Class B	3,650	289,919
Coca-Cola Co. (The)	409,827	22,474,913
Constellation Brands, Inc., Class A	22,250	4,873,863
Diageo plc	158,513	6,238,541
Keurig Dr Pepper, Inc.	62,050	1,985,600
Molson Coors Beverage Co., Class B	76,107	3,439,275
PepsiCo, Inc.	97,966	14,528,358

		53,896,592

Food & Staples Retailing (1.2%)
Albertsons Cos., Inc., Class A (x)	3,984	70,039
Casey’s General Stores, Inc.	5,150	919,893
Costco Wholesale Corp.	7,200	2,712,816
Grocery Outlet Holding Corp.*	4,533	177,920
Kroger Co. (The)	175,191	5,564,066

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Sprouts Farmers Market, Inc.*	2,500	$50,250
Sysco Corp.	19,400	1,440,644
US Foods Holding Corp.*	30,500	1,015,955
Walgreens Boots Alliance, Inc.	150,347	5,995,838
Walmart, Inc.#	237,912	34,295,015

		52,242,436

Food Products (1.4%)
Archer-Daniels-Midland Co.	127,221	6,413,211
Beyond Meat, Inc. (x)*	1,450	181,250
Bunge Ltd.	18,814	1,233,822
Campbell Soup Co.	12,150	587,452
Conagra Brands, Inc.	67,703	2,454,911
Danone SA	22,285	1,463,588
Danone SA (ADR)	312,323	4,091,431
Flowers Foods, Inc.	27,050	612,141
General Mills, Inc.	84,450	4,965,660
Hain Celestial Group, Inc. (The)*	11,250	451,687
Hershey Co. (The)	4,650	708,334
Hormel Foods Corp.	38,750	1,806,138
Ingredion, Inc.	9,306	732,103
JM Smucker Co. (The)	25,573	2,956,239
Kellogg Co.	23,020	1,432,535
Kraft Heinz Co. (The)	90,050	3,121,133
Lamb Weston Holdings, Inc.	15,606	1,228,816
McCormick & Co., Inc. (Non-Voting)	15,700	1,500,920
Mondelez International, Inc., Class A	196,552	11,492,395
Nestle SA (Registered)	64,945	7,648,442
Pilgrim’s Pride Corp.*	4,900	96,089
Post Holdings, Inc.*	8,800	888,888
Seaboard Corp.	50	151,550
TreeHouse Foods, Inc.*	7,750	329,298
Tyson Foods, Inc., Class A	39,956	2,574,765

		59,122,798

Household Products (1.2%)
Clorox Co. (The)	5,077	1,025,148
Colgate-Palmolive Co.	128,609	10,997,356
Energizer Holdings, Inc.	1,700	71,706
Kimberly-Clark Corp.	74,006	9,978,229
Procter & Gamble Co. (The)	212,781	29,606,348
Reckitt Benckiser Group plc	22,021	1,970,039
Reynolds Consumer Products, Inc.	4,902	147,256
Spectrum Brands Holdings, Inc.	5,816	459,348

		54,255,430

Personal Products (0.3%)
Coty, Inc., Class A	39,955	280,484
Estee Lauder Cos., Inc. (The), Class A	3,300	878,427
Herbalife Nutrition Ltd.*	10,804	519,132
Nu Skin Enterprises, Inc., Class A	7,100	387,873
Unilever plc (ADR)	159,377	9,619,996

		11,685,912

Tobacco (0.8%)
Altria Group, Inc.	308,900	12,664,900
British American Tobacco plc (ADR)	83,680	3,137,163
Philip Morris International, Inc.	242,327	20,062,253

		35,864,316

Total Consumer Staples		267,067,484

Energy (3.3%)
Energy Equipment & Services (0.2%)
Baker Hughes Co.	91,191	1,901,333
Halliburton Co.	121,700	2,300,130
Helmerich & Payne, Inc.	14,483	335,426
National Oilwell Varco, Inc.	53,855	739,429
Schlumberger NV	193,177	4,217,054

		9,493,372

Oil, Gas & Consumable Fuels (3.1%)
Antero Midstream Corp.	39,800	306,858
Apache Corp.	52,476	744,634
BP plc (ADR)	175,183	3,594,755
Cabot Oil & Gas Corp.	54,450	886,446
Chevron Corp.	332,990	28,121,005
Cimarex Energy Co.	13,922	522,214
Concho Resources, Inc.	27,034	1,577,434
ConocoPhillips	331,242	13,246,368
Continental Resources, Inc. (x)	10,300	167,890
Devon Energy Corp.	52,991	837,788
Diamondback Energy, Inc.	21,886	1,059,282
EOG Resources, Inc.	159,545	7,956,509
EQT Corp.	38,152	484,912
Equinor ASA (ADR)	67,530	1,108,843
Equitrans Midstream Corp.	51,421	413,425
Exxon Mobil Corp.	589,414	24,295,645
Hess Corp.	38,105	2,011,563
HollyFrontier Corp.	50,653	1,309,380
Kinder Morgan, Inc.	270,618	3,699,348
Marathon Oil Corp.	109,472	730,178
Marathon Petroleum Corp.	294,627	12,185,773
Murphy Oil Corp.	20,172	244,081
Occidental Petroleum Corp.	116,694	2,019,973
ONEOK, Inc.	60,950	2,339,261
Parsley Energy, Inc., Class A	41,800	593,560
Phillips 66	60,619	4,239,693
Pioneer Natural Resources Co.	81,950	9,333,286
Targa Resources Corp.	31,950	842,841
Valero Energy Corp.	115,717	6,546,111
Williams Cos., Inc. (The)	169,097	3,390,395
WPX Energy, Inc.*	55,803	454,794

		135,264,245

Total Energy		144,757,617

Financials (16.6%)
Banks (6.6%)
Associated Banc-Corp.	20,984	357,777
Bank of America Corp.	1,537,181	46,591,956
Bank of Hawaii Corp.	5,428	415,893
Bank OZK	16,878	527,775
BOK Financial Corp.	4,344	297,477
Citigroup, Inc.	772,088	47,606,946
Citizens Financial Group, Inc.	59,212	2,117,421
Comerica, Inc.	29,974	1,674,348
Commerce Bancshares, Inc.	14,988	984,692
Cullen/Frost Bankers, Inc.	7,717	673,154
East West Bancorp, Inc.	19,579	992,851
Fifth Third Bancorp	98,824	2,724,578
First Citizens BancShares, Inc., Class A (x)	1,365	783,879
First Hawaiian, Inc.	17,988	424,157

See Notes to Financial Statements.

1171

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
First Horizon National Corp.	77,642	$990,712
First Republic Bank	23,663	3,476,805
FNB Corp.	44,750	425,125
Huntington Bancshares, Inc.	140,351	1,772,633
JPMorgan Chase & Co.	628,030	79,803,772
KeyCorp	135,034	2,215,908
M&T Bank Corp.	17,821	2,268,613
PacWest Bancorp	16,200	411,480
People’s United Financial, Inc.	58,698	758,965
Pinnacle Financial Partners, Inc.	10,250	660,100
PNC Financial Services Group, Inc. (The)	93,814	13,978,286
Popular, Inc.	11,440	644,301
Prosperity Bancshares, Inc.	12,350	856,596
Regions Financial Corp.	133,492	2,151,891
Signature Bank	7,167	969,623
Sterling Bancorp	26,850	482,763
SVB Financial Group*	7,150	2,772,985
Synovus Financial Corp.	20,270	656,140
TCF Financial Corp.	20,878	772,904
Truist Financial Corp.	277,293	13,290,653
Umpqua Holdings Corp.	30,550	462,527
US Bancorp	328,422	15,301,181
Webster Financial Corp.	12,400	522,660
Wells Fargo & Co.	1,113,285	33,598,941
Western Alliance Bancorp	13,550	812,323
Wintrust Financial Corp.	7,850	479,557
Zions Bancorp NA	50,542	2,195,544

		288,905,892

Capital Markets (3.7%)
Affiliated Managers Group, Inc.	6,400	650,880
Ameriprise Financial, Inc.	37,493	7,286,015
Bank of New York Mellon Corp. (The)	132,737	5,633,358
BlackRock, Inc.	29,433	21,237,087
Carlyle Group, Inc. (The)	14,600	459,024
Cboe Global Markets, Inc.	29,398	2,737,542
Charles Schwab Corp. (The)	199,918	10,603,651
CME Group, Inc.	49,458	9,003,829
Eaton Vance Corp.	15,300	1,039,329
Evercore, Inc., Class A	34,630	3,796,833
Franklin Resources, Inc.	37,600	939,624
Goldman Sachs Group, Inc. (The)	80,538	21,238,676
Interactive Brokers Group, Inc., Class A	10,144	617,972
Intercontinental Exchange, Inc.	48,665	5,610,588
Invesco Ltd.	52,357	912,583
KKR & Co., Inc., Class A	74,000	2,996,260
Lazard Ltd., Class A	13,950	590,085
LPL Financial Holdings, Inc.	10,000	1,042,200
Moody’s Corp.	8,322	2,415,377
Morgan Stanley	395,504	27,103,889
Morningstar, Inc.	500	115,785
Nasdaq, Inc.	64,969	8,623,985
Northern Trust Corp.	26,654	2,482,554
Raymond James Financial, Inc.	17,030	1,629,260
S&P Global, Inc.	13,800	4,536,474
SEI Investments Co.	15,950	916,646
State Street Corp.	124,372	9,051,794
T. Rowe Price Group, Inc.	40,710	6,163,087
Tradeweb Markets, Inc., Class A	1,700	106,165
Virtu Financial, Inc., Class A	900	22,653

		159,563,205

Consumer Finance (1.1%)
Ally Financial, Inc.	147,470	5,258,780
American Express Co.	134,577	16,271,705
Capital One Financial Corp.	154,296	15,252,160
Credit Acceptance Corp. (x)*	1,350	467,289
Discover Financial Services	42,598	3,856,397
LendingTree, Inc.*	100	27,379
OneMain Holdings, Inc.	9,000	433,440
Santander Consumer USA Holdings, Inc.	10,295	226,696
SLM Corp.	39,993	495,513
Synchrony Financial	159,076	5,521,528

		47,810,887

Diversified Financial Services (1.6%)
Berkshire Hathaway, Inc., Class B*	296,847	68,829,914
Equitable Holdings, Inc.‡	56,450	1,444,555
Jefferies Financial Group, Inc.	31,455	773,793
Voya Financial, Inc.	17,411	1,023,941

		72,072,203

Insurance (3.4%)
Aflac, Inc.	98,780	4,392,747
Alleghany Corp.	1,784	1,076,983
Allstate Corp. (The)	55,952	6,150,803
American Financial Group, Inc.	10,025	878,390
American International Group, Inc.	386,510	14,633,269
American National Group, Inc.	1,029	98,907
Aon plc, Class A	47,651	10,067,227
Arch Capital Group Ltd.*	54,592	1,969,133
Arthur J Gallagher & Co.	30,840	3,815,216
Assurant, Inc.	8,319	1,133,214
Assured Guaranty Ltd.	11,142	350,862
Athene Holding Ltd., Class A*	16,024	691,275
Axis Capital Holdings Ltd.	10,444	526,273
Brighthouse Financial, Inc.*	44,401	1,607,538
Brown & Brown, Inc.	30,974	1,468,477
Chubb Ltd.	122,653	18,878,750
Cincinnati Financial Corp.	20,771	1,814,762
CNA Financial Corp.	3,872	150,853
Erie Indemnity Co., Class A	1,500	368,400
Everest Re Group Ltd.	9,985	2,337,389
Fidelity National Financial, Inc.	147,936	5,782,818
First American Financial Corp.	60,630	3,130,327
Globe Life, Inc.	14,521	1,378,914
GoHealth, Inc., Class A (x)*	5,150	70,349
Hanover Insurance Group, Inc. (The)	5,251	613,947
Hartford Financial Services Group, Inc. (The)	49,661	2,432,396
Kemper Corp.	8,550	656,896
Lemonade, Inc. (x)*	1,713	209,842
Lincoln National Corp.	82,238	4,137,394
Loews Corp.	33,240	1,496,465
Markel Corp.*	1,899	1,962,237
Marsh & McLennan Cos., Inc.	85,202	9,968,634
Mercury General Corp.	3,741	195,318
MetLife, Inc.	166,086	7,797,738
Old Republic International Corp.	39,241	773,440
Primerica, Inc.	2,050	274,556
Principal Financial Group, Inc.	37,747	1,872,629

See Notes to Financial Statements.

1172

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Progressive Corp. (The)	74,992	$7,415,209
Prudential Financial, Inc.	54,980	4,292,289
Reinsurance Group of America, Inc.	29,255	3,390,655
RenaissanceRe Holdings Ltd.	4,686	777,033
Travelers Cos., Inc. (The)	92,419	12,972,855
Unum Group	28,253	648,124
W R Berkley Corp.	19,331	1,283,965
White Mountains Insurance Group Ltd.	496	496,327
Willis Towers Watson plc	17,900	3,771,172

		150,211,997

Mortgage Real Estate Investment Trusts (REITs) (0.1%)
AGNC Investment Corp. (REIT)	77,148	1,203,509
Annaly Capital Management, Inc. (REIT)	195,080	1,648,426
New Residential Investment Corp. (REIT)	57,500	571,550
Starwood Property Trust, Inc. (REIT)	37,886	731,200

		4,154,685

Thrifts & Mortgage Finance (0.1%)
Essent Group Ltd.	18,872	815,270
MGIC Investment Corp.	46,850	587,968
New York Community Bancorp, Inc.	62,488	659,248
Rocket Cos., Inc., Class A (x)*	7,766	157,029
TFS Financial Corp.	6,696	118,050

		2,337,565

Total Financials		725,056,434

Health Care (12.4%)
Biotechnology (0.8%)
AbbVie, Inc.	14,680	1,572,962
Acceleron Pharma, Inc.*	400	51,176
Agios Pharmaceuticals, Inc.*	7,700	333,641
Alexion Pharmaceuticals, Inc.*	25,000	3,906,000
Alkermes plc*	21,900	436,905
Amgen, Inc.	18,156	4,174,428
Biogen, Inc.*	31,592	7,735,617
BioMarin Pharmaceutical, Inc.*	2,300	201,687
Bluebird Bio, Inc.*	5,000	216,350
Exact Sciences Corp.*	2,700	357,723
Exelixis, Inc.*	26,850	538,879
Gilead Sciences, Inc.	223,337	13,011,614
Ionis Pharmaceuticals, Inc.*	9,200	520,168
Sage Therapeutics, Inc.*	6,500	562,315
United Therapeutics Corp.*	6,000	910,740

		34,530,205

Health Care Equipment & Supplies (3.7%)
Abbott Laboratories	211,245	23,129,215
Baxter International, Inc.	53,955	4,329,349
Becton Dickinson and Co.	38,450	9,620,959
Boston Scientific Corp.*	302,000	10,856,900
Cooper Cos., Inc. (The)	6,014	2,185,006
Danaher Corp.	139,023	30,882,569
Dentsply Sirona, Inc.	91,512	4,791,568
Envista Holdings Corp.*	22,156	747,322
Globus Medical, Inc., Class A*	10,300	671,766
Haemonetics Corp.*	400	47,500
Hill-Rom Holdings, Inc.	8,165	799,925
Hologic, Inc.*	10,750	782,923
ICU Medical, Inc.*	1,950	418,256
Integra LifeSciences Holdings Corp.*	9,900	642,708
Koninklijke Philips NV (NYRS)*	140,743	7,624,048
Medtronic plc	387,104	45,345,363
STERIS plc	11,100	2,103,894
Stryker Corp.	32,500	7,963,800
Tandem Diabetes Care, Inc.*	900	86,112
Teleflex, Inc.	2,400	987,768
Varian Medical Systems, Inc.*	11,000	1,925,110
Zimmer Biomet Holdings, Inc.	55,411	8,538,281

		164,480,342

Health Care Providers & Services (2.8%)
Acadia Healthcare Co., Inc.*	12,200	613,172
AmerisourceBergen Corp.	10,500	1,026,480
Anthem, Inc.	59,599	19,136,643
Centene Corp.*	56,293	3,379,269
Cigna Corp.	130,522	27,172,070
CVS Health Corp.	284,217	19,412,021
DaVita, Inc.*	31,461	3,693,521
Encompass Health Corp.	7,450	616,040
HCA Healthcare, Inc.	26,584	4,372,005
Henry Schein, Inc.*	19,800	1,323,828
Humana, Inc.	11,384	4,670,514
Laboratory Corp. of America Holdings*	33,856	6,891,389
McKesson Corp.	46,118	8,020,843
Molina Healthcare, Inc.*	2,700	574,236
Oak Street Health, Inc. (x)*	1,043	63,790
Premier, Inc., Class A	8,550	300,105
Quest Diagnostics, Inc.	18,549	2,210,484
UnitedHealth Group, Inc.	43,883	15,388,890
Universal Health Services, Inc., Class B	15,674	2,155,175

		121,020,475

Health Care Technology (0.1%)
American Well Corp., Class A (x)*	2,217	56,157
Cerner Corp.	34,531	2,709,993
Change Healthcare, Inc.*	80,836	1,507,591
Teladoc Health, Inc.*	1,000	199,960

		4,473,701

Life Sciences Tools & Services (1.0%)
Agilent Technologies, Inc.	39,320	4,659,027
Berkeley Lights, Inc. (x)*	703	62,855
Bio-Rad Laboratories, Inc., Class A*	2,983	1,738,910
Bio-Techne Corp.	300	95,265
Bruker Corp.	8,200	443,866
Charles River Laboratories International, Inc.*	800	199,888
IQVIA Holdings, Inc.*	16,466	2,950,213
Mettler-Toledo International, Inc.*	200	227,936
PerkinElmer, Inc.	12,504	1,794,324
PPD, Inc.*	3,376	115,527
PRA Health Sciences, Inc.*	1,300	163,072
QIAGEN NV*	31,253	1,651,721

See Notes to Financial Statements.

1173

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Syneos Health, Inc.*	8,500	$579,105
Thermo Fisher Scientific, Inc.	48,710	22,688,144
Waters Corp.*	19,563	4,840,277

		42,210,130

Pharmaceuticals (4.0%)
Bayer AG (ADR)	541,546	8,036,543
Bristol-Myers Squibb Co.	200,850	12,458,725
Catalent, Inc.*	22,550	2,346,779
Elanco Animal Health, Inc.*	150,355	4,611,388
Eli Lilly and Co.	12,205	2,060,692
Horizon Therapeutics plc*	2,000	146,300
Jazz Pharmaceuticals plc*	7,550	1,246,128
Johnson & Johnson	463,798	72,992,529
Merck & Co., Inc.	134,665	11,015,597
Nektar Therapeutics*	24,000	408,000
Perrigo Co. plc	18,950	847,444
Pfizer, Inc.#	1,052,712	38,750,329
Reata Pharmaceuticals, Inc., Class A*	400	49,448
Roche Holding AG	5,910	2,062,792
Roche Holding AG (ADR)	63,024	2,762,972
Royalty Pharma plc, Class A	8,118	406,306
Sanofi (ADR)	179,985	8,745,471
Viatris, Inc.*	335,658	6,290,231
Zoetis, Inc.	6,300	1,042,650

		176,280,324

Total Health Care		542,995,177

Industrials (10.9%)
Aerospace & Defense (2.2%)
Airbus SE (ADR)*	219,836	6,005,920
BAE Systems plc (ADR) (x)	382,812	10,393,346
Boeing Co. (The)	74,400	15,926,064
BWX Technologies, Inc.	4,700	283,316
Curtiss-Wright Corp.	5,800	674,830
General Dynamics Corp.	35,258	5,247,096
HEICO Corp.	1,200	158,880
HEICO Corp., Class A	2,100	245,826
Hexcel Corp.	11,500	557,635
Howmet Aerospace, Inc.*	54,811	1,564,306
Huntington Ingalls Industries, Inc.	17,380	2,962,942
L3Harris Technologies, Inc.	35,999	6,804,531
Lockheed Martin Corp.	17,267	6,129,440
Mercury Systems, Inc.*	1,400	123,284
Northrop Grumman Corp.	32,356	9,859,520
Raytheon Technologies Corp.	262,819	18,794,187
Spirit AeroSystems Holdings, Inc., Class A	14,550	568,759
Teledyne Technologies, Inc.*	5,100	1,999,098
Textron, Inc.	31,607	1,527,566
TransDigm Group, Inc.*	5,700	3,527,445
Virgin Galactic Holdings, Inc. (x)*	1,300	30,849

		93,384,840

Air Freight & Logistics (0.4%)
CH Robinson Worldwide, Inc.	15,550	1,459,678
Expeditors International of Washington, Inc.	8,850	841,724
FedEx Corp.	33,650	8,736,213
United Parcel Service, Inc., Class B	33,400	5,624,560
XPO Logistics, Inc.*	11,950	1,424,440

		18,086,615

Airlines (0.4%)
Alaska Air Group, Inc.	33,498	1,741,896
American Airlines Group, Inc. (x)	70,250	1,107,842
Copa Holdings SA, Class A	4,350	335,950
Delta Air Lines, Inc.	88,650	3,564,617
JetBlue Airways Corp.*	37,800	549,612
Southwest Airlines Co.	158,283	7,377,571
United Airlines Holdings, Inc.*	40,250	1,740,813

		16,418,301

Building Products (0.8%)
A O Smith Corp.	18,350	1,005,947
Allegion plc	4,500	523,710
Armstrong World Industries, Inc.	4,100	304,999
AZEK Co., Inc. (The)*	4,618	177,562
Carrier Global Corp.	77,340	2,917,265
Fortune Brands Home & Security, Inc.	19,100	1,637,252
Johnson Controls International plc	211,551	9,856,161
Lennox International, Inc.	4,800	1,315,056
Masco Corp.	147,234	8,087,564
Owens Corning	14,837	1,124,051
Trane Technologies plc	65,974	9,576,786

		36,526,353

Commercial Services & Supplies (0.3%)
ADT, Inc.	21,413	168,092
Cintas Corp.	1,400	494,844
Clean Harbors, Inc.*	7,100	540,310
IAA, Inc.*	14,200	922,716
MSA Safety, Inc.	3,900	582,621
Republic Services, Inc.	29,165	2,808,590
Rollins, Inc.	3,750	146,512
Stericycle, Inc.*	12,650	877,025
Waste Management, Inc.	51,211	6,039,313

		12,580,023

Construction & Engineering (0.1%)
AECOM*	47,512	2,365,147
Jacobs Engineering Group, Inc.	17,385	1,894,270
Quanta Services, Inc.	15,155	1,091,463
Valmont Industries, Inc.	2,900	507,297

		5,858,177

Electrical Equipment (0.7%)
Acuity Brands, Inc.	12,255	1,483,958
AMETEK, Inc.	31,850	3,851,939
Array Technologies, Inc.*	8,148	351,505
Eaton Corp. plc	109,254	13,125,775
Emerson Electric Co.	82,835	6,657,449
Generac Holdings, Inc.*	800	181,928
GrafTech International Ltd.	9,350	99,671
Hubbell, Inc.	7,496	1,175,298
nVent Electric plc	21,593	502,901
Regal Beloit Corp.	5,593	686,876
Rockwell Automation, Inc.	8,300	2,081,723
Sensata Technologies Holding plc*	21,350	1,125,999

		31,325,022

See Notes to Financial Statements.

1174

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Industrial Conglomerates (1.6%)
3M Co.	26,650	$4,658,154
Carlisle Cos., Inc.	7,478	1,167,914
General Electric Co.#	1,899,458	20,514,146
Honeywell International, Inc.	155,657	33,108,244
Roper Technologies, Inc.	12,500	5,388,625
Siemens AG (ADR)*	65,498	4,702,101

		69,539,184

Machinery (2.4%)
AGCO Corp.	33,666	3,470,628
Allison Transmission Holdings, Inc.	49,724	2,144,596
Caterpillar, Inc.	91,197	16,599,678
Colfax Corp.*	13,700	523,888
Crane Co.	6,674	518,303
Cummins, Inc.	20,500	4,655,550
Deere & Co.	39,272	10,566,132
Donaldson Co., Inc.	15,800	882,904
Dover Corp.	41,135	5,193,294
Flowserve Corp.	18,000	663,300
Fortive Corp.	41,334	2,927,274
Gates Industrial Corp. plc*	6,192	79,010
Graco, Inc.	11,400	824,790
IDEX Corp.	10,455	2,082,636
Illinois Tool Works, Inc.	77,651	15,831,486
Ingersoll Rand, Inc.*	48,100	2,191,436
ITT, Inc.	12,000	924,240
Lincoln Electric Holdings, Inc.	4,500	523,125
Middleby Corp. (The)*	7,700	992,684
Nordson Corp.	1,450	291,377
Oshkosh Corp.	9,399	808,972
Otis Worldwide Corp.	77,391	5,227,762
PACCAR, Inc.	47,176	4,070,345
Parker-Hannifin Corp.	17,838	4,859,249
Pentair plc	22,893	1,215,389
Snap-on, Inc.	7,450	1,274,993
Stanley Black & Decker, Inc.	50,703	9,053,528
Timken Co. (The)	8,739	676,049
Toro Co. (The)	1,400	132,776
Trinity Industries, Inc.	12,548	331,142
Westinghouse Air Brake Technologies Corp.#	25,079	1,835,783
Woodward, Inc.	7,700	935,781
Xylem, Inc.	24,800	2,524,392

		104,832,492

Marine (0.0%)
Kirby Corp.*	8,250	427,597

Professional Services (0.4%)
CoreLogic, Inc.	10,425	806,061
Dun & Bradstreet Holdings, Inc.*	6,065	151,019
Equifax, Inc.	26,032	5,020,011
FTI Consulting, Inc.*	5,000	558,600
IHS Markit Ltd.	25,100	2,254,733
ManpowerGroup, Inc.	8,008	722,161
Nielsen Holdings plc	49,449	1,032,001
Robert Half International, Inc.	121,859	7,613,750
TransUnion	2,300	228,206

		18,386,542

Road & Rail (1.3%)
AMERCO	1,303	591,510
Canadian National Railway Co.	22,884	2,513,807
CSX Corp.	128,780	11,686,785
JB Hunt Transport Services, Inc.	8,500	1,161,525
Kansas City Southern	13,200	2,694,516
Knight-Swift Transportation Holdings, Inc.	85,260	3,565,573
Landstar System, Inc.	20,325	2,736,964
Lyft, Inc., Class A*	49,554	2,434,588
Norfolk Southern Corp.	35,608	8,460,817
Old Dominion Freight Line, Inc.	1,925	375,722
Ryder System, Inc.	7,208	445,166
Schneider National, Inc., Class B	8,100	167,670
Uber Technologies, Inc.*	44,328	2,260,728
Union Pacific Corp.	89,912	18,721,477

		57,816,848

Trading Companies & Distributors (0.3%)
Air Lease Corp.	14,749	655,151
Fastenal Co.	15,000	732,450
MSC Industrial Direct Co., Inc., Class A	6,200	523,218
United Rentals, Inc.*	19,518	4,526,419
Univar Solutions, Inc.*	23,150	440,081
Watsco, Inc.	4,500	1,019,475
WW Grainger, Inc.	7,828	3,196,486

		11,093,280

Transportation Infrastructure (0.0%)
Macquarie Infrastructure Corp.	10,150	381,132

Total Industrials		476,656,406

Information Technology (10.4%)
Communications Equipment (1.2%)
Arista Networks, Inc.*	1,500	435,855
Ciena Corp.*	21,150	1,117,777
Cisco Systems, Inc.	818,478	36,626,891
CommScope Holding Co., Inc.*	25,150	337,010
EchoStar Corp., Class A*	6,583	139,494
F5 Networks, Inc.*	8,500	1,495,490
Juniper Networks, Inc.	204,840	4,610,948
Lumentum Holdings, Inc.*	9,200	872,160
Motorola Solutions, Inc.	21,200	3,605,272
Nokia OYJ (ADR) (x)*	627,397	2,453,122
Ubiquiti, Inc. (x)	200	55,702
ViaSat, Inc.*	8,050	262,833

		52,012,554

Electronic Equipment, Instruments & Components (0.6%)
Amphenol Corp., Class A	16,300	2,131,551
Arrow Electronics, Inc.*	34,874	3,393,240
Avnet, Inc.	58,473	2,052,987
Coherent, Inc.*	550	82,511
Corning, Inc.	104,266	3,753,576
Dolby Laboratories, Inc., Class A	7,736	751,398
Flex Ltd.*	162,010	2,912,940
FLIR Systems, Inc.	18,085	792,666
IPG Photonics Corp.*	4,600	1,029,434
Jabil, Inc.	16,524	702,766
Keysight Technologies, Inc.*	17,300	2,285,157
Littelfuse, Inc.	3,250	827,645

See Notes to Financial Statements.

1175

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EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
National Instruments Corp.	17,850	$784,329
SYNNEX Corp.	5,900	480,496
Trimble, Inc.*	34,650	2,313,580
Vontier Corp.*	16,473	550,198
Zebra Technologies Corp., Class A*	700	269,031

		25,113,505

IT Services (2.9%)
Accenture plc, Class A	44,603	11,650,750
Akamai Technologies, Inc.*	3,900	409,461
Alliance Data Systems Corp.	6,500	481,650
Amdocs Ltd.	18,343	1,301,069
Automatic Data Processing, Inc.	8,400	1,480,080
BigCommerce Holdings, Inc. (x)*	250	16,038
CACI International, Inc., Class A*	11,430	2,849,842
Cognizant Technology Solutions Corp., Class A	136,702	11,202,729
Concentrix Corp.*	5,900	582,330
DXC Technology Co.	35,150	905,113
Euronet Worldwide, Inc.*	7,000	1,014,440
Fidelity National Information Services, Inc.	126,581	17,906,148
Fiserv, Inc.*	109,597	12,478,714
FleetCor Technologies, Inc.*	19,280	5,260,162
Genpact Ltd.	15,900	657,624
Global Payments, Inc.	41,500	8,939,930
International Business Machines Corp.	134,748	16,962,078
Jack Henry & Associates, Inc.	2,350	380,677
Leidos Holdings, Inc.	41,034	4,313,494
Mastercard, Inc., Class A	20,745	7,404,720
Paychex, Inc.	9,300	866,574
PayPal Holdings, Inc.*	19,206	4,498,045
Sabre Corp.	38,250	459,765
Science Applications International Corp.	7,000	662,480
Twilio, Inc., Class A*	3,200	1,083,200
VeriSign, Inc.*	5,750	1,244,300
Visa, Inc., Class A	30,221	6,610,239
Western Union Co. (The)	138,481	3,038,273
WEX, Inc.*	5,600	1,139,768

		125,799,693

Semiconductors & Semiconductor Equipment (2.9%)
Advanced Micro Devices, Inc.*	11,300	1,036,323
Allegro MicroSystems, Inc.*	2,733	72,862
Analog Devices, Inc.	67,592	9,985,366
Applied Materials, Inc.	34,618	2,987,533
Broadcom, Inc.	2,900	1,269,765
Cirrus Logic, Inc.*	8,100	665,820
Cree, Inc.*	15,000	1,588,500
Entegris, Inc.	1,200	115,320
First Solar, Inc.*	12,694	1,255,690
Intel Corp.	725,931	36,165,882
KLA Corp.	12,094	3,131,258
Lam Research Corp.	6,995	3,303,529
Marvell Technology Group Ltd.	91,600	4,354,664
Maxim Integrated Products, Inc.	24,650	2,185,222
Microchip Technology, Inc.	8,400	1,160,124
Micron Technology, Inc.*	154,795	11,637,488
MKS Instruments, Inc.	1,850	278,333
NVIDIA Corp.	4,949	2,584,368
NXP Semiconductors NV	56,336	8,957,987
ON Semiconductor Corp.*	56,350	1,844,336
Qorvo, Inc.*	15,900	2,643,693
QUALCOMM, Inc.	16,886	2,572,413
Skyworks Solutions, Inc.	27,308	4,174,847
Texas Instruments, Inc.	146,243	24,002,864

		127,974,187

Software (1.6%)
2U, Inc. (x)*	6,350	254,064
Aspen Technology, Inc.*	600	78,150
Autodesk, Inc.*	10,219	3,120,269
CDK Global, Inc.	124,620	6,459,055
Ceridian HCM Holding, Inc.*	4,400	468,864
Citrix Systems, Inc.	29,211	3,800,351
Crowdstrike Holdings, Inc., Class A*	5,800	1,228,556
Datto Holding Corp.*	1,959	52,893
Duck Creek Technologies, Inc.*	504	21,823
FireEye, Inc.*	23,800	548,828
Guidewire Software, Inc.*	9,300	1,197,189
Intuit, Inc.	5,673	2,154,889
Jamf Holding Corp.*	2,191	65,555
JFrog Ltd. (x)*	366	22,996
Manhattan Associates, Inc.*	900	94,662
McAfee Corp., Class A (x)	3,050	50,904
Microsoft Corp.	126,254	28,081,415
nCino, Inc. (x)*	317	22,954
NortonLifeLock, Inc.	46,863	973,813
Nuance Communications, Inc.*	38,985	1,718,849
Open Text Corp.	94,380	4,290,515
Oracle Corp.	194,328	12,571,078
Pegasystems, Inc.	500	66,630
RealPage, Inc.*	1,500	130,860
salesforce.com, Inc.*	8,800	1,958,264
SolarWinds Corp.*	6,378	95,351
SS&C Technologies Holdings, Inc.	24,650	1,793,287
Synopsys, Inc.*	1,500	388,860
Teradata Corp.*	3,500	78,645
Unity Software, Inc. (x)*	791	121,395
Zoom Video Communications, Inc., Class A*	2,307	778,197

		72,689,161

Technology Hardware, Storage & Peripherals (1.2%)
Apple, Inc.	249,615	33,121,414
Dell Technologies, Inc., Class C*	32,765	2,401,347
Hewlett Packard Enterprise Co.	179,293	2,124,622
HP, Inc.	303,083	7,452,811
NCR Corp.*	17,600	661,232
NetApp, Inc.	14,000	927,360
Pure Storage, Inc., Class A*	14,300	323,323
Western Digital Corp.	85,065	4,711,750
Xerox Holdings Corp.	25,110	582,301

		52,306,160

Total Information Technology		455,895,260

See Notes to Financial Statements.

1176

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EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Materials (3.6%)
Chemicals (2.5%)
Air Products and Chemicals, Inc.	26,857	$7,337,870
Albemarle Corp.	14,672	2,164,413
Ashland Global Holdings, Inc.	7,663	606,910
Axalta Coating Systems Ltd.*	281,580	8,039,109
Cabot Corp.	7,739	347,326
Celanese Corp.	16,400	2,131,016
CF Industries Holdings, Inc.	29,600	1,145,816
Chemours Co. (The)	22,650	561,493
Corteva, Inc.	266,132	10,304,631
Dow, Inc.	103,175	5,726,212
DuPont de Nemours, Inc.	153,600	10,922,496
Eastman Chemical Co.	18,850	1,890,278
Ecolab, Inc.	27,800	6,014,808
Element Solutions, Inc.	30,150	534,560
FMC Corp.	14,400	1,654,992
Huntsman Corp.	27,813	699,219
International Flavors & Fragrances, Inc. (x)	14,850	1,616,274
Linde plc	73,207	19,290,777
LyondellBasell Industries NV, Class A	77,341	7,089,076
Mosaic Co. (The)	47,937	1,103,030
NewMarket Corp.	200	79,658
Olin Corp.	19,800	486,288
PPG Industries, Inc.	86,467	12,470,271
RPM International, Inc.	2,850	258,723
Scotts Miracle-Gro Co. (The)	400	79,656
Sherwin-Williams Co. (The)	9,605	7,058,811
Valvoline, Inc.	25,695	594,582
W R Grace & Co.	5,000	274,100
Westlake Chemical Corp.	15,217	1,241,707

		111,724,102

Construction Materials (0.1%)
Eagle Materials, Inc.	5,700	577,695
Martin Marietta Materials, Inc.	8,650	2,456,340
Vulcan Materials Co.	18,354	2,722,082

		5,756,117

Containers & Packaging (0.4%)
Amcor plc	186,200	2,191,574
AptarGroup, Inc.	8,942	1,224,070
Ardagh Group SA	2,500	43,025
Avery Dennison Corp.	6,800	1,054,748
Ball Corp.	2,800	260,904
Berry Global Group, Inc.*	12,100	679,899
Crown Holdings, Inc.*	16,150	1,618,230
Graphic Packaging Holding Co.	30,150	510,741
International Paper Co.	54,663	2,717,844
Packaging Corp. of America	13,050	1,799,725
Sealed Air Corp.	21,550	986,775
Silgan Holdings, Inc.	10,850	402,318
Sonoco Products Co.	13,867	821,620
Westrock Co.	35,592	1,549,320

		15,860,793

Metals & Mining (0.6%)
Freeport-McMoRan, Inc.	201,577	5,245,034
Newmont Corp.	153,986	9,222,222
Nucor Corp.	41,849	2,225,948
Reliance Steel & Aluminum Co.	54,772	6,558,947
Royal Gold, Inc.	2,578	274,196
Southern Copper Corp.	11,400	742,368
Steel Dynamics, Inc.	27,766	1,023,732

		25,292,447

Total Materials		158,633,459

Real Estate (2.7%)
Equity Real Estate Investment Trusts (REITs) (2.5%)
Alexandria Real Estate Equities, Inc. (REIT)	17,456	3,111,008
American Campus Communities, Inc. (REIT)	66,855	2,859,388
American Homes 4 Rent (REIT), Class A	36,058	1,081,740
Americold Realty Trust (REIT)	44,021	1,643,304
Apartment Income REIT Corp. (REIT)*	20,494	787,175
Apartment Investment and Management Co. (REIT), Class A	20,494	108,208
Apple Hospitality REIT, Inc. (REIT)	29,100	375,681
AvalonBay Communities, Inc. (REIT)	19,548	3,136,086
Boston Properties, Inc. (REIT)	21,625	2,044,211
Brandywine Realty Trust (REIT)	23,344	278,027
Brixmor Property Group, Inc. (REIT)	41,121	680,553
Brookfield Property REIT, Inc. (REIT), Class A(x)	600	8,964
Camden Property Trust (REIT)	19,274	1,925,858
CoreSite Realty Corp. (REIT)	1,850	231,768
Corporate Office Properties Trust (REIT)	15,547	405,466
Cousins Properties, Inc. (REIT)	33,327	1,116,455
Crown Castle International Corp. (REIT)	3,900	620,841
CubeSmart (REIT)	26,750	899,067
CyrusOne, Inc. (REIT)	16,150	1,181,372
Digital Realty Trust, Inc. (REIT)	37,197	5,189,353
Douglas Emmett, Inc. (REIT)	23,044	672,424
Duke Realty Corp. (REIT)	51,189	2,046,024
Empire State Realty Trust, Inc. (REIT), Class A	20,000	186,400
EPR Properties (REIT)	10,250	333,125
Equity Commonwealth (REIT)	16,146	440,463
Equity LifeStyle Properties, Inc. (REIT)	14,200	899,712
Equity Residential (REIT)	51,089	3,028,556
Essex Property Trust, Inc. (REIT)	9,059	2,150,788
Extra Space Storage, Inc. (REIT)	5,150	596,679
Federal Realty Investment Trust (REIT)	10,400	885,248
First Industrial Realty Trust, Inc. (REIT)	17,500	737,275
Gaming and Leisure Properties, Inc. (REIT)	28,913	1,225,911
Healthcare Trust of America, Inc. (REIT), Class A	30,147	830,248
Healthpeak Properties, Inc. (REIT)	74,909	2,264,499
Highwoods Properties, Inc. (REIT)	14,250	564,728
Host Hotels & Resorts, Inc. (REIT)	97,138	1,421,129

See Notes to Financial Statements.

1177

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EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Hudson Pacific Properties, Inc. (REIT)	20,800	$499,616
Invitation Homes, Inc. (REIT)	77,998	2,316,541
Iron Mountain, Inc. (REIT)	16,400	483,472
JBG SMITH Properties (REIT)	16,923	529,182
Kilroy Realty Corp. (REIT)	15,938	914,841
Kimco Realty Corp. (REIT)	57,372	861,154
Lamar Advertising Co. (REIT), Class A	11,900	990,318
Life Storage, Inc. (REIT)	6,500	776,035
Medical Properties Trust, Inc. (REIT)	72,250	1,574,328
Mid-America Apartment Communities, Inc. (REIT)	34,435	4,362,570
National Retail Properties, Inc. (REIT)	23,712	970,295
Omega Healthcare Investors, Inc. (REIT)	31,250	1,135,000
Outfront Media, Inc. (REIT)	19,960	390,418
Paramount Group, Inc. (REIT)	26,224	237,065
Park Hotels & Resorts, Inc. (REIT)	32,628	559,570
Prologis, Inc. (REIT)	102,446	10,209,768
Public Storage (REIT)	13,865	3,201,844
Rayonier, Inc. (REIT)	18,300	537,654
Realty Income Corp. (REIT)	47,788	2,970,980
Regency Centers Corp. (REIT)	23,392	1,066,441
Rexford Industrial Realty, Inc. (REIT)	17,100	839,781
SBA Communications Corp. (REIT)	13,300	3,752,329
Simon Property Group, Inc. (REIT)	9,550	814,424
SL Green Realty Corp. (REIT)	10,115	602,652
Spirit Realty Capital, Inc. (REIT)	14,206	570,655
STORE Capital Corp. (REIT)	32,300	1,097,554
Sun Communities, Inc. (REIT)	13,450	2,043,728
UDR, Inc. (REIT)	40,678	1,563,256
Ventas, Inc. (REIT)	51,798	2,540,174
VEREIT, Inc. (REIT)	30,010	1,134,078
VICI Properties, Inc. (REIT)	74,266	1,893,783
Vornado Realty Trust (REIT)	24,296	907,213
Weingarten Realty Investors (REIT)	16,766	363,319
Welltower, Inc. (REIT)	58,062	3,751,966
Weyerhaeuser Co. (REIT)	103,870	3,482,761
WP Carey, Inc. (REIT)	23,745	1,675,922

		107,588,421

Real Estate Management & Development (0.2%)
CBRE Group, Inc., Class A*	46,350	2,907,072
Howard Hughes Corp. (The)*	56,059	4,424,737
Jones Lang LaSalle, Inc.*	7,146	1,060,252

		8,392,061

Total Real Estate		115,980,482

Utilities (4.3%)
Electric Utilities (2.8%)
Alliant Energy Corp.	34,690	1,787,576
American Electric Power Co., Inc.	172,330	14,349,919
Avangrid, Inc.	7,862	357,328
Duke Energy Corp.	206,842	18,938,454
Edison International	81,907	5,145,398
Entergy Corp.	27,914	2,786,934
Evergy, Inc.	31,446	1,745,567
Eversource Energy	47,697	4,126,267
Exelon Corp.	233,705	9,867,025
FirstEnergy Corp.	75,276	2,304,198
Hawaiian Electric Industries, Inc.	14,864	526,037
IDACORP, Inc.	7,000	672,210
NextEra Energy, Inc.	322,462	24,877,943
NRG Energy, Inc.	22,057	828,240
OGE Energy Corp.	27,760	884,434
PG&E Corp.*	359,658	4,481,339
Pinnacle West Capital Corp.	15,625	1,249,219
PPL Corp.	189,959	5,356,844
Southern Co. (The)	275,123	16,900,806
Xcel Energy, Inc.	109,153	7,277,230

		124,462,968

Gas Utilities (0.1%)
Atmos Energy Corp.	16,866	1,609,522
National Fuel Gas Co.	11,995	493,354
UGI Corp.	28,835	1,008,072

		3,110,948

Independent Power and Renewable Electricity Producers (0.1%)
AES Corp. (The)	91,893	2,159,486
Vistra Corp.	67,750	1,331,965

		3,491,451

Multi-Utilities (1.2%)
Ameren Corp.	80,289	6,267,359
CenterPoint Energy, Inc.	69,998	1,514,757
CMS Energy Corp.	39,686	2,421,243
Consolidated Edison, Inc.	46,520	3,362,000
Dominion Energy, Inc.	187,031	14,064,731
DTE Energy Co.	26,739	3,246,382
MDU Resources Group, Inc.	27,694	729,460
NiSource, Inc.	186,814	4,285,513
Public Service Enterprise Group, Inc.	138,009	8,045,925
Sempra Energy	40,279	5,131,947
WEC Energy Group, Inc.	43,887	4,038,921

		53,108,238

Water Utilities (0.1%)
American Water Works Co., Inc.	25,239	3,873,429
Essential Utilities, Inc.	31,068	1,469,206

		5,342,635

Total Utilities		189,516,240

Total Common Stocks (84.8%) (Cost $2,506,990,615)		3,706,962,304

EXCHANGE TRADED FUNDS (ETF):
Equity (6.5%)
iShares Core S&P 500 ETF	1,994	748,528
iShares Morningstar Large-Cap ETF	17,629	3,822,143
iShares Morningstar Large-Cap Growth ETF	28,960	8,394,925
iShares Morningstar Large-Cap Value ETF‡	431,405	48,429,525
iShares Russell 1000 ETF	4,431	938,663
iShares Russell 1000 Growth ETF	42,870	10,337,672

See Notes to Financial Statements.

1178

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EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
iShares Russell 1000 Value ETF (x)	513,988	$70,277,579
iShares S&P 500 Growth ETF	163,400	10,428,188
iShares S&P 500 Value ETF (x)	296,991	38,020,788
SPDR Portfolio S&P 500 Growth ETF (x)	85,300	4,716,237
SPDR Portfolio S&P 500 Value ETF (x)	110,400	3,796,656
Vanguard Growth ETF	34,290	8,687,029
Vanguard Large-Cap ETF	3,164	556,041
Vanguard Russell 1000 Growth ETF (x)	3,300	817,773
Vanguard Russell 1000 Value (x)	222,300	26,635,986
Vanguard Value ETF (x)	388,701	46,239,871

Total Exchange Traded Funds (6.5%) (Cost $210,890,404)		282,847,604

MASTER LIMITED PARTNERSHIP:
Financials (0.0%)
Capital Markets (0.0%)
Apollo Global Management, Inc. (Cost $550,256)	11,900	582,862

SHORT-TERM INVESTMENTS:
Investment Company (2.8%)
JPMorgan Prime Money Market Fund, IM Shares	122,745,843	122,807,216

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.8%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $1,000,013, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $1,020,002. (xx)	$1,000,000	1,000,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $1,000,022, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $1,020,004. (xx)	1,000,000	1,000,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $1,857,225, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $2,063,586. (xx)	1,857,157	1,857,157
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $1,437,002, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $1,465,734. (xx)	1,436,994	1,436,994
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $10,905,187, collateralized by various Common Stocks; total market value $12,116,734. (xx)	10,904,933	10,904,933
NBC Global Finance Ltd., 0.28%, dated 12/31/20, due 1/7/21, repurchase price $4,000,218, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 2.125%-5.000%, maturing 2/28/23-5/15/37; total market value $4,436,889. (xx)	4,000,000	4,000,000
Societe Generale SA, 0.08%, dated 12/31/20, due 1/7/21, repurchase price $15,000,233, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/19/21-11/15/49; total market value $15,300,001. (xx)	15,000,000	15,000,000

Total Repurchase Agreements		35,199,084

Total Short-Term Investments (3.6%) (Cost $157,961,294)		158,006,300

Total Investments in Securities (94.9%) (Cost $2,876,392,569)		4,148,399,070
Other Assets Less Liabilities (5.1%)		224,237,790

Net Assets (100%)		$4,372,636,860

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $43,592,989.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $38,648,491. This was collateralized by $4,209,186 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/14/21 - 5/15/50 and by cash of $35,199,084 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares
USD	— United States Dollar

See Notes to Financial Statements.

1179

EQ ADVISORS TRUST

EQ/LARGE CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows :

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Diversified Financial Services
Equitable Holdings, Inc. (a)	56,450	1,292,277	495,440	(308,002)	(23,632)	(11,528)	1,444,555	42,980	—
EXCHANGE TRADED FUNDS (ETF):
Equity
iShares Morningstar Large-Cap Value ETF	431,405	41,380,375	7,953,878	—	—	(904,728)	48,429,525	1,326,368	—

Total		42,672,652	8,449,318	(308,002)	(23,632)	(916,256)	49,874,080	1,369,348	—

(a)	Formerly known as AXA Equitable Holdings, Inc.

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	916	3/2021	USD	171,695,040	3,866,549
S&P Midcap 400 E-Mini Index	863	3/2021	USD	198,792,050	5,870,058

					9,736,607

The following is a summary, summarized in three broad levels, of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$335,389,059	$212,920	$—	$335,601,979
Consumer Discretionary	294,801,766	—	—	294,801,766
Consumer Staples	249,746,874	17,320,610	—	267,067,484
Energy	144,757,617	—	—	144,757,617
Financials	725,056,434	—	—	725,056,434
Health Care	540,932,385	2,062,792	—	542,995,177
Industrials	476,656,406	—	—	476,656,406

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Information Technology	$455,895,260	$—	$—	$455,895,260
Materials	158,633,459	—	—	158,633,459
Real Estate	115,980,482	—	—	115,980,482
Utilities	189,516,240	—	—	189,516,240
Exchange Traded Funds	282,847,604	—	—	282,847,604
Futures	9,736,607	—	—	9,736,607
Master Limited Partnership
Financials	582,862	—	—	582,862
Short-Term Investments
Investment Company	122,807,216	—	—	122,807,216
Repurchase Agreements	—	35,199,084	—	35,199,084

Total Assets	$4,103,340,271	$54,795,406	$—	$4,158,135,677

Total Liabilities	$—	$—	$—	$—

Total	$4,103,340,271	$54,795,406	$—	$4,158,135,677

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$9,736,607	*

Total		$9,736,607

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$90,363,458	$90,363,458

Total	$90,363,458	$90,363,458

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$988,365	$988,365

Total	$988,365	$988,365

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $385,931,000 during the year ended December 31, 2020.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$943,220,284
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,160,895,515

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,331,485,072
Aggregate gross unrealized depreciation	(175,085,748)

Net unrealized appreciation	$1,156,399,324

Federal income tax cost of investments in securities and derivative instruments, if applicable	$3,001,736,353

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers(Cost $40,644,941)	$49,874,080
Unaffiliated Issuers (Cost $2,800,548,544)	4,063,325,906
Repurchase Agreements (Cost $35,199,084)	35,199,084
Cash	256,334,826
Dividends, interest and other receivables	3,894,795
Receivable for securities sold	3,202,894
Due from broker for futures variation margin	1,480,519
Receivable for Portfolio shares sold	127,377
Securities lending income receivable	28,786
Other assets	15,847

Total assets	4,413,484,114

LIABILITIES
Payable for return of collateral on securities loaned	35,199,084
Investment management fees payable	1,667,352
Payable for securities purchased	1,651,196
Payable for Portfolio shares redeemed	847,370
Distribution fees payable – Class IB	574,486
Administrative fees payable	450,354
Distribution fees payable – Class IA	215,899
Trustees’ fees payable	27,433
Accrued expenses	214,080

Total liabilities	40,847,254

NET ASSETS	$4,372,636,860

Net assets were comprised of:
Paid in capital	$3,292,344,634
Total distributable earnings (loss)	1,080,292,226

Net assets	$4,372,636,860

Class IA
Net asset value, offering and redemption price per share, $1,031,910,858 / 57,318,434 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.00

Class IB
Net asset value, offering and redemption price per share, $2,738,937,757 / 152,593,130 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.95

Class K
Net asset value, offering and redemption price per share, $601,788,245 / 33,417,040 shares outstanding (unlimited amount authorized: $0.01 par value)	$18.01

(x)	Includes value of securities on loan of $38,648,491.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends ($1,369,348 of dividend income received from affiliates) (net of $321,380 foreign withholding tax)	$94,130,639
Interest	1,051,653
Securities lending (net)	327,686

Total income	95,509,978

EXPENSES
Investment management fees	18,187,679
Distribution fees – Class IB	6,294,196
Administrative fees	4,939,540
Distribution fees – Class IA	2,341,010
Printing and mailing expenses	279,576
Custodian fees	233,000
Professional fees	166,704
Trustees’ fees	142,874
Miscellaneous	96,258

Total expenses	32,680,837

NET INVESTMENT INCOME (LOSS)	62,829,141

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($(23,632) realized gain (loss) from affiliates)	133,253,872
Futures contracts	90,363,458
Foreign currency transactions	(2,240)

Net realized gain (loss)	223,615,090

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(916,256) of change in unrealized appreciation (depreciation) from affiliates)	(73,566,304)
Futures contracts	988,365
Foreign currency translations	8,250

Net change in unrealized appreciation (depreciation)	(72,569,689)

NET REALIZED AND UNREALIZED GAIN (LOSS)	151,045,401

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$213,874,542

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$62,829,141	$80,168,849
Net realized gain (loss)	223,615,090	302,385,142
Net change in unrealized appreciation (depreciation)	(72,569,689)	599,378,868

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	213,874,542	981,932,859

Distributions to shareholders:
Class IA	(69,586,063)	(79,760,457)
Class IB	(185,990,598)	(218,371,470)
Class K	(41,914,886)	(45,953,679)

Total distributions to shareholders	(297,491,547)	(344,085,606)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 868,306 and 472,536 shares, respectively ]	14,433,310	8,371,942
Capital shares issued in reinvestment of dividends and distributions [ 3,992,108 and 4,432,647 shares, respectively ]	69,586,063	79,760,457
Capital shares repurchased [ (5,149,664) and (5,019,887) shares, respectively ]	(86,014,892)	(90,148,670)

Total Class IA transactions	(1,995,519)	(2,016,271)

Class IB
Capital shares sold [ 1,575,425 and 1,184,813 shares, respectively ]	25,818,828	21,004,870
Capital shares issued in reinvestment of dividends and distributions [ 10,702,336 and 12,169,756 shares, respectively ]	185,990,598	218,371,470
Capital shares repurchased [ (16,889,208) and (19,730,722) shares, respectively ]	(283,743,323)	(353,850,512)

Total Class IB transactions	(71,933,897)	(114,474,172)

Class K
Capital shares sold [ 2,576,111 and 1,048,502 shares, respectively ]	38,263,468	16,614,271
Capital shares issued in reinvestment of dividends and distributions [ 2,403,186 and 2,554,177 shares, respectively ]	41,914,886	45,953,679
Capital shares repurchased [ (3,813,981) and (6,311,184) shares, respectively ]	(64,123,165)	(113,202,972)

Total Class K transactions	16,055,189	(50,635,022)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(57,874,227)	(167,125,465)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(141,491,232)	470,721,788
NET ASSETS:
Beginning of year	4,514,128,092	4,043,406,304

End of year	$4,372,636,860	$4,514,128,092

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.30	$15.80	$19.01	$16.94	$14.93

Income (loss) from investment operations:
Net investment income (loss) (e)	0.26	0.32	0.31	0.26	0.24
Net realized and unrealized gain (loss)	0.72	3.67	(2.13)	2.09	2.04

Total from investment operations	0.98	3.99	(1.82)	2.35	2.28

Less distributions:
Dividends from net investment income	(0.27)	(0.36)	(0.48)	(0.28)	(0.26)
Distributions from net realized gains	(1.01)	(1.13)	(0.91)	—	—
Return of capital	—	—	—	—	(0.01)

Total dividends and distributions	(1.28)	(1.49)	(1.39)	(0.28)	(0.27)

Net asset value, end of year	$18.00	$18.30	$15.80	$19.01	$16.94

Total return	5.68%	25.45%	(9.96)%	13.90%	15.28%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,031,911	$1,054,423	$912,284	$1,107,955	$1,068,915
Ratio of expenses to average net assets:
After waivers (f)	0.85%	0.85%	0.84%	0.85%	0.85%
Before waivers (f)	0.85%	0.85%	0.84%	0.85%	0.86%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.54%	1.81%	1.64%	1.44%	1.57%
Before waivers (f)	1.54%	1.81%	1.64%	1.44%	1.57%
Portfolio turnover rate^	26%	20%	19%	18%	21%

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.25	$15.76	$18.96	$16.90	$14.89

Income (loss) from investment operations:
Net investment income (loss) (e)	0.26	0.32	0.31	0.26	0.24
Net realized and unrealized gain (loss)	0.72	3.66	(2.12)	2.08	2.04

Total from investment operations	0.98	3.98	(1.81)	2.34	2.28

Less distributions:
Dividends from net investment income	(0.27)	(0.36)	(0.48)	(0.28)	(0.26)
Distributions from net realized gains	(1.01)	(1.13)	(0.91)	—	—
Return of capital	—	—	—	—	(0.01)

Total dividends and distributions	(1.28)	(1.49)	(1.39)	(0.28)	(0.27)

Net asset value, end of year	$17.95	$18.25	$15.76	$18.96	$16.90

Total return	5.70%	25.46%	(9.94)%	13.87%	15.32%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,738,938	$2,869,388	$2,578,700	$3,242,869	$3,210,026
Ratio of expenses to average net assets:
After waivers (f)	0.85%	0.85%	0.84%	0.85%	0.85%
Before waivers (f)	0.85%	0.85%	0.84%	0.85%	0.86%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.54%	1.81%	1.64%	1.44%	1.57%
Before waivers (f)	1.54%	1.81%	1.63%	1.44%	1.57%
Portfolio turnover rate^	26%	20%	19%	18%	21%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$18.30	$15.80	$19.01	$16.94	$14.93

Income (loss) from investment operations:
Net investment income (loss) (e)	0.30	0.37	0.36	0.30	0.28
Net realized and unrealized gain (loss)	0.73	3.67	(2.13)	2.10	2.04

Total from investment operations	1.03	4.04	(1.77)	2.40	2.32

Less distributions:
Dividends from net investment income	(0.31)	(0.41)	(0.53)	(0.33)	(0.30)
Distributions from net realized gains	(1.01)	(1.13)	(0.91)	—	—
Return of capital	—	—	—	—	(0.01)

Total dividends and distributions	(1.32)	(1.54)	(1.44)	(0.33)	(0.31)

Net asset value, end of year	$18.01	$18.30	$15.80	$19.01	$16.94

Total return	5.98%	25.74%	(9.72)%	14.16%	15.58%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$601,788	$590,317	$552,422	$680,418	$824,484
Ratio of expenses to average net assets:
After waivers (f)	0.60%	0.60%	0.59%	0.60%	0.60%
Before waivers (f)	0.60%	0.60%	0.59%	0.60%	0.61%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.78%	2.05%	1.89%	1.68%	1.82%
Before waivers (f)	1.78%	2.05%	1.89%	1.68%	1.81%
Portfolio turnover rate^	26%	20%	19%	18%	21%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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EQ/LAZARD EMERGING MARKETS EQUITY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Lazard Asset Management LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	(1.56)%	6.85%
MSCI Emerging Markets (Net Dividends) IndexSM	18.31	16.44

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (1.56)% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the MSCI Emerging Markets (Net Dividends) IndexSM, which returned 18.31% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Korean companies Samsung Electronics Co. Ltd. and SK Hynix, Inc., respectively, a manufacturer of electronic products and a semiconductor company, benefited from rising memory prices. Taiwan Semiconductor Manufacturing Co. Ltd., a Taiwanese semiconductor manufacturer, rose on strong foundry demand during the year and expectations that 2021 demand will remain robust. Infosys Ltd., an Indian provider of IT services, benefited from growing confidence that the strong IT service demand experienced in the second half of the fiscal year would continue. Shares of Baidu, Inc., a Chinese online search engine, rose as the Chinese advertising market continued to recover and after the company announced it would increase focus on its autonomous driving software.

•	Security selection within the utilities sector and within Taiwan, Mexico, and Russia added value.

•

A lower-than-benchmark exposure to the communication services and real estate sectors, and a higher-than-benchmark exposure to the information technology sector and to Korea, helped relative performance.

What hurt performance during the year:

•	Security selection within the communication services, information technology, financials, energy, industrials, consumer discretionary, health care, and materials sectors hurt relative performance.

•	Security selection within China, Korea, and Brazil also detracted from returns.

•

A lower-than-benchmark exposure to the consumer discretionary sector and to China and Taiwan, and a higher-than-benchmark exposure to the financials sector and to Russia and Indonesia, hurt relative performance.

•

Shares of Banco do Brasil SA, a Brazilian bank, were hurt by declining lending rates and falling net interest margins and the expectation for deteriorating credit trends in Brazil. Shares of IRB Brasil Resseguros SA, a Brazilian reinsurance company, were weaker after the regulator announced its intention to carry out a special inspection regarding the coverage of technical provisions due to the recent weakness in the real. Shares of CNOOC Ltd., a Chinese energy company, declined on the back of lower oil prices due to the COVID-19 crisis, and due to concerns that they would be on the list of companies included in an executive order signed by President Trump that barred U.S. investors from investing in companies with links to the Chinese military. CCR SA, a Brazilian toll-road operator, underperformed as it was expected to experience declines in traffic volumes as a result of COVID-19. Tupras Turkiye Petrol Rafinerileri A/S, a Turkish oil refining company, was negatively affected by the COVID-19 pandemic and experienced meaningful declines in demand for its products, which also resulted in lower refining margins.

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Portfolio Positioning and Outlook — Lazard Asset Management

We expect that emerging markets economies will benefit further as the vaccine is distributed in developed markets during the first half of 2021 and in emerging markets later in 2021 and 2022 So far there has not been strong reasons to raise interest rates given low inflationary pressure. However, if economic growth is very strong, interest rates may be adjusted higher. We believe these factors, along with a less strong U.S. dollar, bode well for value companies, in particular.

Sector Weightings as of December 31, 2020	Market Value	% of Net Assets
Financials	$114,849,798	27.9%
Information Technology	95,186,752	23.1
Materials	39,573,588	9.6
Communication Services	38,349,632	9.3
Energy	28,613,617	7.0
Consumer Staples	26,691,774	6.5
Consumer Discretionary	23,458,658	5.7
Industrials	11,990,461	2.9
Utilities	9,136,013	2.2
Health Care	7,824,525	1.9
Real Estate	3,297,664	0.8
Investment Company	100,000	0.0	#
Repurchase Agreements	84,981	0.0	#
Cash and Other	12,733,907	3.1

		100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,264.30	$7.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.28	6.91

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.36%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Brazil (5.4%)
Banco do Brasil SA*	1,143,900	$8,544,785
BB Seguridade Participacoes SA	954,700	5,446,028
CCR SA	1,560,810	4,047,613
Engie Brasil Energia SA	335,017	2,834,055
Petrobras Distribuidora SA*	352,130	1,500,257

		22,372,738

China (18.9%)
AAC Technologies Holdings, Inc. (x)	516,894	2,893,692
Anhui Conch Cement Co. Ltd., Class H	942,874	5,904,783
Baidu, Inc. (ADR)*	40,918	8,848,108
China Construction Bank Corp., Class H	15,203,574	11,551,065
China Merchants Bank Co. Ltd., Class H	1,305,781	8,253,296
China Mobile Ltd. (ADR)	104,040	2,969,302
China Shenhua Energy Co. Ltd., Class H	3,060,054	5,762,925
China Vanke Co. Ltd., Class H	955,700	3,297,664
CNOOC Ltd.	3,261,403	3,020,577
ENN Energy Holdings Ltd.	217,405	3,191,338
Hengan International Group Co. Ltd.	761,473	5,392,472
Ping An Insurance Group Co. of China Ltd., Class H	663,500	8,130,655
Sinopharm Group Co. Ltd., Class H (x)	1,983,831	4,826,223
Weichai Power Co. Ltd., Class H	1,900,906	3,815,322

		77,857,422

Egypt (0.8%)
Commercial International Bank Egypt SAE (Registered) (GDR) (m)	855,290	3,207,337

Hong Kong (1.3%)
ASM Pacific Technology Ltd.	389,912	5,145,212

Hungary (2.7%)
OTP Bank Nyrt.*	247,898	11,156,924

India (11.5%)
Axis Bank Ltd.*	123,766	1,050,955
Axis Bank Ltd. (GDR) (m)*	125,510	5,309,073
Bajaj Auto Ltd.	78,606	3,705,108
Bharat Petroleum Corp. Ltd.	533,086	2,780,430
Coal India Ltd.	1,055,924	1,957,435
HCL Technologies Ltd.	374,425	4,848,424
Hero MotoCorp Ltd.	77,775	3,310,367
Indus Towers Ltd.	1,049,946	3,303,556
Infosys Ltd. (ADR)	385,823	6,539,700
Oil & Natural Gas Corp. Ltd.	2,979,846	3,794,774
Power Grid Corp. of India Ltd.	1,197,183	3,110,620
Tata Consultancy Services Ltd.	89,948	3,524,120
UPL Ltd.	670,953	4,282,327

		47,516,889

Indonesia (4.4%)
Astra International Tbk. PT	9,255,496	3,968,994
Bank Mandiri Persero Tbk. PT	17,443,728	7,852,781
Telkom Indonesia Persero Tbk. PT (ADR) (x)	261,324	6,146,341

		17,968,116

Mexico (6.6%)
America Movil SAB de CV (ADR), Class L	598,208	8,697,944
Grupo Financiero Banorte SAB de CV, Class O*	712,030	3,923,420
Grupo Mexico SAB de CV	1,906,502	8,085,113
Kimberly-Clark de Mexico SAB de CV, Class A	1,603,873	2,737,936
Ternium SA (ADR)*	126,327	3,673,589

		27,118,002

Portugal (0.9%)
Galp Energia SGPS SA	336,399	3,597,560

Russia (8.7%)
Alrosa PJSC	4,332,390	5,760,991
LUKOIL PJSC (ADR)	112,902	7,699,916
Magnit PJSC (GDR)(m)	192,036	3,379,834
Mobile TeleSystems PJSC (ADR)	611,331	5,471,412
Novolipetskiy Metallurgicheskiy Kombinat PAO (GDR)(m)	47,920	1,329,301
Sberbank of Russia PJSC	3,273,937	12,002,833

		35,644,287

South Africa (7.1%)
Anglo American plc	139,924	4,639,186
Bidvest Group Ltd. (The)	386,282	4,127,526
Life Healthcare Group Holdings Ltd.*	2,619,503	2,998,302
Nedbank Group Ltd.	453,366	3,994,680
Sanlam Ltd.	824,525	3,296,417
Shoprite Holdings Ltd.	383,497	3,653,595
Standard Bank Group Ltd.	423,577	3,663,026
Vodacom Group Ltd.	344,128	2,912,969

		29,285,701

South Korea (17.0%)
Coway Co. Ltd.*	71,387	4,777,534
Hyundai Mobis Co. Ltd.*	26,345	6,196,398
KB Financial Group, Inc.	175,548	7,013,517
KT&G Corp.	40,338	3,085,784
Samsung Electronics Co. Ltd.	322,801	24,069,669
Shinhan Financial Group Co. Ltd.	215,540	6,359,253
SK Hynix, Inc.	170,090	18,554,419

		70,056,574

Taiwan (7.2%)
Catcher Technology Co. Ltd.	414,000	3,035,234
Globalwafers Co. Ltd.	262,000	6,601,751
Hon Hai Precision Industry Co. Ltd.	1,913,000	6,263,649
Novatek Microelectronics Corp.	489,000	6,421,845
Taiwan Semiconductor Manufacturing Co. Ltd.	386,429	7,289,037

		29,611,516

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Thailand (1.7%)
Kasikornbank PCL	1,075,867	$4,093,753
Siam Cement PCL (The)	243,642	3,073,988

		7,167,741

United Kingdom (2.7%)
Mondi plc	120,111	2,824,310
Unilever plc	139,422	8,442,153

		11,266,463

Total Common Stocks (96.9%) (Cost $357,137,524)		398,972,482

SHORT-TERM INVESTMENTS:
Investment Company (0.0%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	100,000	100,000

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.0%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $15,305, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145% - 2.500%, maturing 8/31/21 - 2/15/46; total market value $15,611. (xx)	$15,305	15,305
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $69,676, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $71,070. (xx)	69,676	69,676

Total Repurchase Agreements		84,981

Total Short-Term Investments (0.0%) (Cost $184,981)		184,981

Total Investments in Securities (96.9%) (Cost $357,322,505)		399,157,463
Other Assets Less Liabilities (3.1%)		12,733,907

Net Assets (100%)		$411,891,370

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $13,225,545 or 3.2% of net assets.

(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $2,513,484. This was collateralized by $2,479,165 of various U.S. Government Treasury Securities, ranging from 0.125% - 4.500%, maturing 7/31/21 - 5/15/50 and by cash of $184,981 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt
USD	— United States Dollar
ZAR	— South African Rand

Forward Foreign Currency Contracts outstanding as of December 31, 2020 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
ZAR	1,036,174	USD	70,704	JPMorgan Chase Bank	1/6/2021	(192)

Net unrealized depreciation						(192)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Brazil	$—	$22,372,738	$—	$22,372,738
China	11,817,410	66,040,012	—	77,857,422
Egypt	—	3,207,337	—	3,207,337
Hong Kong	—	5,145,212	—	5,145,212
Hungary	—	11,156,924	—	11,156,924
India	6,539,700	40,977,189	—	47,516,889
Indonesia	6,146,341	11,821,775	—	17,968,116
Mexico	27,118,002	—	—	27,118,002
Portugal	—	3,597,560	—	3,597,560
Russia	5,471,412	30,172,875	—	35,644,287
South Africa	—	29,285,701	—	29,285,701
South Korea	—	70,056,574	—	70,056,574
Taiwan	—	29,611,516	—	29,611,516
Thailand	—	7,167,741	—	7,167,741
United Kingdom	—	11,266,463	—	11,266,463
Short-Term Investments
Investment Company	100,000	—	—	100,000
Repurchase Agreements	—	84,981	—	84,981

Total Assets	$57,192,865	$341,964,598	$—	$399,157,463

Liabilities:
Forward Currency Contracts	$—	$(192)	$—	$(192)

Total Liabilities	$—	$(192)	$—	$(192)

Total	$57,192,865	$341,964,406	$—	$399,157,271

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Liability Derivatives	Fair Value
Foreign exchange contracts	Payables	$(192)

Total		$(192)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(192)	$(192)

Total	$(192)	$(192)

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $71,000 for one month during the year ended December 31, 2020.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2020:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
JPMorgan Chase Bank	$192	$—	$—	$192

Total	$192	$—	$—	$192

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$136,386,744
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$121,787,491

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$66,608,187
Aggregate gross unrealized depreciation	(26,711,842)

Net unrealized appreciation	$39,896,345

Federal income tax cost of investments in securities and derivative instruments, if applicable	$359,260,926

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $357,237,524)	$399,072,482
Repurchase Agreements (Cost $84,981)	84,981
Cash	10,885,914
Foreign cash (Cost $11,199)	11,204
Receivable for securities sold	5,879,959
Dividends, interest and other receivables	1,263,337
Receivable for Portfolio shares sold	54,297
Securities lending income receivable	586
Other assets	1,568

Total assets	417,254,328

LIABILITIES
Payable for securities purchased	3,825,739
Accrued India taxes	692,139
Investment management fees payable	304,286
Payable for return of collateral on securities loaned	184,981
Payable for Portfolio shares redeemed	117,206
Distribution fees payable – Class IB	85,029
Administrative fees payable	32,118
Unrealized depreciation on forward foreign currency contracts	192
Accrued expenses	121,268

Total liabilities	5,362,958

NET ASSETS	$411,891,370

Net assets were comprised of:
Paid in capital	$377,618,330
Total distributable earnings (loss)	34,273,040

Net assets	$411,891,370

Class IB
Net asset value, offering and redemption price per share, $411,891,370 / 19,399,033 shares outstanding (unlimited amount authorized: $0.01 par value)	$21.23

(x)	Includes value of securities on loan of $2,513,484.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $1,746,010 foreign withholding tax)	$12,759,528
Interest	44,996
Securities lending (net)	19,245

Total income	12,823,769

EXPENSES
Investment management fees	3,512,972
Distribution fees – Class IB	878,243
Administrative fees	334,629
Custodian fees	328,000
Professional fees	73,758
Printing and mailing expenses	42,146
Trustees’ fees	11,493
Miscellaneous	19,317

Gross expenses	5,200,558
Less: Waiver from investment manager	(387,869)

Net expenses	4,812,689

NET INVESTMENT INCOME (LOSS)	8,011,080

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities (net of India tax of $329,823 on realized gain on investments)	(6,525,657)
Foreign currency transactions	(292,703)

Net realized gain (loss)	(6,818,360)

Change in unrealized appreciation (depreciation) on:
Investments in securities (net of India tax of $692,139 on unrealized appreciation on investments)	(6,708,504)
Forward foreign currency contracts	(192)
Foreign currency translations	49

Net change in unrealized appreciation (depreciation)	(6,708,647)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(13,527,007)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,515,927)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$8,011,080	$8,442,968
Net realized gain (loss)	(6,818,360)	5,610,424
Net change in unrealized appreciation (depreciation)	(6,708,647)	51,919,235

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(5,515,927)	65,972,627

Distributions to shareholders:
Class IB	(7,715,843)	(14,391,560)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [2,578,955 and 2,281,250 shares, respectively]	46,357,036	47,368,451
Capital shares issued in reinvestment of dividends and distributions [ 383,430 and 675,084 shares, respectively]	7,715,843	14,391,560
Capital shares repurchased [(2,672,944) and (2,094,284) shares, respectively]	(49,273,305)	(43,358,518)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,799,574	18,401,493

TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,432,196)	69,982,560
NET ASSETS:
Beginning of year	420,323,566	350,341,006

End of year	$411,891,370	$420,323,566

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 22, 2018* to December 31, 2018
Class IB	2020		2019
Net asset value, beginning of period	$22.00		$19.20		$19.44

Income (loss) from investment operations:
Net investment income (loss) (e)	0.42		0.46		0.02	##
Net realized and unrealized gain (loss)	(0.78)		3.13		(0.23)

Total from investment operations	(0.36)		3.59		(0.21)

Less distributions:
Dividends from net investment income	(0.34)		(0.55)		(0.03)
Distributions from net realized gains	(0.07)		(0.24)		—

Total dividends and distributions	(0.41)		(0.79)		(0.03)

Net asset value, end of period	$21.23		$22.00		$19.20

Total return (b)	(1.56)%		18.79%		(1.06)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$411,891		$420,324		$350,341
Ratio of expenses to average net assets:
After waivers (a)(f)	1.37	%(j)	1.38	%(k)	1.37	%(k)
Before waivers (a)(f)	1.48%		1.50%		1.44%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	2.28%		2.21%		0.59	%(aa)(l)
Before waivers (a)(f)	2.17%		2.08%		0.52	%(aa)(l)
Portfolio turnover rate^	36%		22%		0	%(z)
*	Commencement of Operations.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.01 for Class IB.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.37% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.38% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.08% lower.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	QS Investors, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	1.58%	7.95%
Portfolio – Class K Shares*	1.81	8.20
EQ/Legg Mason Growth Allocation Index	14.19	15.86
S&P 500® Index	18.40	21.03
Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index	9.75	11.04

* Date of inception 2/1/19. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.58% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the EQ/Legg Mason Growth Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. 5-10 Year Corporate Bond Index, which returned 14.19%, 18.40% and 9.75%, respectively.

Portfolio Highlights

What helped performance during the year:

•	On an absolute basis, all holdings had positive returns over the period, led by U.S. small cap equities, U.S. large cap equities, and U.S. mid cap equities.

•	On a relative basis, U.S. large cap equities and U.S. small cap equities contributed as they outperformed the broader MSCI World Index.

What hurt performance during the year:

•	Sub-asset class selection overall detracted from relative returns as international developed equities and U.S. mid cap equities underperformed the broader equity market.

•	The systematic de-risking of the Portfolio by selling equity index futures was the primary detractor over the period.

How derivatives contributed/detracted from performance during the quarter:

•	The Portfolio can sell equity futures as a method of managing risk. Overall, the short futures positions detracted from returns, as the equity markets continued to rise.

Portfolio Positioning and Outlook — QS Investors, LLC

We retain a positive outlook towards risk assets as we move into 2021, although our optimism is tempered by short-term uncertainties including the continued threat of COVID-19, trade tensions and deep political divisions in the United States.

Within developed-market equities we maintain a preference for those of the United States, although this view could change if the current sector rotation continues. We also prefer attractively valued cyclical economies, such as the United Kingdom and Japan, which should benefit from global economic recovery. We are less optimistic on Europe, given the constraints on further stimulus from the European Central Bank. China remains our preferred emerging market, although this may change should it become apparent that growth in the Chinese economy has begun to plateau.

We view the recent steepening of the U.S. Treasury yield curve as a correction rather than a trend, and judge equities to be better value than bonds, the valuations of which remain stretched, in our analysis. Within developed market government-issued debt, we prefer European bonds, which have received further support from the European Central Bank. We also see Japanese government bonds as a good defensive Portfolio diversifier.

We remain optimistic on emerging market debt, particularly local-currency issues, which benefit from more attractive valuations and the generalized weakness

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of the U.S. dollar. Elsewhere, we see alternatives such as commodities and Treasury-inflation-protected securities (TIPS) as important diversifiers and a hedge against the potential for rising inflation.

Portfolio Characteristics As of December 31, 2020
Weighted Average Life (Years)	7.36
Weighted Average Coupon (%)	3.46
Weighted Average Modified Duration (Years)*	6.35
Weighted Average Rating**	A-/BBB+

* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2020	Market Value	% of Net Assets
Exchange-Traded Funds	$57,861,059	99.0%
Investment Company	37,883	0.1
Cash and Other	514,039	0.9

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,138.30	$6.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.38	5.82
Class K
Actual	1,000.00	1,139.80	4.80
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.65	4.53

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.15% and 0.89%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (64.9%)
iShares Core MSCI EAFE ETF	193,823	$13,391,231
iShares Core S&P 500 ETF	20,078	7,537,080
iShares Core S&P Mid-Cap ETF	28,311	6,506,717
iShares Russell 2000 ETF	15,277	2,995,209
SPDR S&P 500 ETF Trust	20,173	7,542,281

Total Equity		37,972,518

Fixed Income (34.1%)
Vanguard Intermediate-Term Corporate Bond ETF	204,741	19,888,541

Total Exchange Traded Funds (99.0%) (Cost $49,692,698)		57,861,059

SHORT-TERM INVESTMENT:
Investment Company (0.1%)
JPMorgan Prime Money Market Fund, IM Shares	37,864	$37,883

Total Short-Term Investment (0.1%) (Cost $37,883)		37,883

Total Investments in Securities (99.1%) (Cost $49,730,581)		57,898,942
Other Assets Less Liabilities (0.9%)		514,039

Net Assets (100%)		$58,412,981

The following is a summary, summarized in three broad levels, of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds	$57,861,059	$—	$—	$57,861,059
Short-Term Investment
Investment Company	37,883	—	—	37,883

Total Assets	$57,898,942	$—	$—	$57,898,942

Total Liabilities	$—	$—	$—	$—

Total	$57,898,942	$—	$—	$57,898,942

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Interest rate contracts	$28,770	$28,770
Equity contracts	(3,888,928)	(3,888,928)

Total	$(3,860,158)	$(3,860,158)

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $11,929,000 for eight months during the year ended December 31, 2020

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$24,458,071
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$7,430,946

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$8,148,404
Aggregate gross unrealized depreciation	—

Net unrealized appreciation	$8,148,404

Federal income tax cost of investments in securities and derivative instruments, if applicable	$49,750,538

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (Cost $49,730,581)	$57,898,942
Cash	499,999
Cash held as collateral at broker for futures	24,638
Receivable for Portfolio shares sold	42,996
Dividends, interest and other receivables	31,885
Securities lending income receivable	1,238
Other assets	3,452

Total assets	58,503,150

LIABILITIES
Investment management fees payable	26,894
Distribution fees payable – Class IB	9,731
Administrative fees payable	5,963
Payable for Portfolio shares redeemed	99
Trustees’ fees payable	34
Accrued expenses	47,448

Total liabilities	90,169

NET ASSETS	$58,412,981

Net assets were comprised of:
Paid in capital	$54,031,506
Total distributable earnings (loss)	4,381,475

Net assets	$58,412,981

Class IB
Net asset value, offering and redemption price per share, $46,902,086 / 4,148,563 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.31

Class K
Net asset value, offering and redemption price per share, $11,510,895 / 1,017,925 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.31

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends	$969,923
Interest	1,979
Securities lending (net)	9,090

Total income	980,992

EXPENSES
Investment management fees	367,348
Distribution fees – Class IB	88,481
Administrative fees	56,752
Professional fees	53,099
Printing and mailing expenses	24,657
Custodian fees	10,086
Offering costs	1,570
Trustees’ fees	1,352
Miscellaneous	1,087

Gross expenses	604,432
Less: Waiver from investment manager	(106,253)

Net expenses	498,179

NET INVESTMENT INCOME (LOSS)	482,813

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	48,027
Net distributions of realized gain received from underlying funds	39,914
Futures contracts	(3,860,158)

Net realized gain (loss)	(3,772,217)

Net change in unrealized appreciation (depreciation) on investments in securities	5,834,430

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,062,213

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,545,026

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2020	February 1, 2019* to December 31, 2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$482,813	$414,778
Net realized gain (loss)	(3,772,217)	86,292
Net change in unrealized appreciation (depreciation)	5,834,430	2,333,931

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,545,026	2,835,001

Distributions to shareholders:
Class IB	(424,732)	(311,688)
Class K	(131,268)	(178,596)

Total distributions to shareholders	(556,000)	(490,284)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,053,641 and 2,153,396 shares, respectively ]	21,357,575	23,097,798
Capital shares issued in reinvestment of dividends and distributions [ 38,478 and 27,997 shares, respectively ]	424,732	311,688
Capital shares repurchased [ (91,792) and (33,157) shares, respectively ]	(956,307)	(366,112)

Total Class IB transactions	20,826,000	23,043,374

Class K
Capital shares sold [ 0 and 990,000 shares, respectively ]	—	9,900,000
Capital shares issued in reinvestment of dividends and distributions [ 11,881 and 16,044 shares, respectively ]	131,268	178,596

Total Class K transactions	131,268	10,078,596

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	20,957,268	33,121,970

TOTAL INCREASE (DECREASE) IN NET ASSETS	22,946,294	35,466,687
NET ASSETS:
Beginning of period	35,466,687	—

End of period	$58,412,981	$35,466,687

* Commencement of Operations.

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

Class IB	Year Ended December 31, 2020		February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$11.24		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11		0.22
Net realized and unrealized gain (loss)	0.06		1.18

Total from investment operations	0.17		1.40

Less distributions:
Dividends from net investment income	(0.10)		(0.13)
Distributions from net realized gains	—		(0.03)

Total dividends and distributions	(0.10)		(0.16)

Net asset value, end of period	$11.31		$11.24

Total return (b)	1.58%		13.98%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$46,902		$24,154
Ratio of expenses to average net assets:
After waivers (a)(f)	1.14	%(j)	1.14	%(j)
Before waivers (a)(f)	1.37%		1.70%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.01%		2.25	%(l)
Before waivers (a)(f)	0.78%		1.69	%(l)
Portfolio turnover rate^	17%		24	%(z)

Class K	Year Ended December 31, 2020		February 1, 2019* to December 31, 2019
Net asset value, beginning of period	$11.24		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12		0.21
Net realized and unrealized gain (loss)	0.08		1.21

Total from investment operations	0.20		1.42

Less distributions:
Dividends from net investment income	(0.13)		(0.15)
Distributions from net realized gains	—		(0.03)

Total dividends and distributions	(0.13)		(0.18)

Net asset value, end of period	$11.31		$11.24

Total return (b)	1.81%		14.22%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,511		$11,312
Ratio of expenses to average net assets:
After waivers (a)(f)	0.89	%(j)	0.88	%(j)
Before waivers (a)(f)	1.12%		1.59%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.17%		2.15	%(l)
Before waivers (a)(f)	0.94%		1.45	%(l)
Portfolio turnover rate^	17%		24	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.95% for Class K and 1.20% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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EQ/LEGG MASON MODERATE ALLOCATION PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	QS Investors, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	2.85%	5.81%
EQ/Legg Mason Moderate Allocation Index	11.37	8.87
S&P 500® Index	18.40	17.11
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.73	2.53

* Date of inception 2/22/16. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 2.85% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the EQ/Legg Mason Moderate Allocation Index, the S&P 500® Index and the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 11.37%, 18.40% and 5.73%, respectively.

Portfolio Highlights

What helped performance during the year:

•	On an absolute basis, all asset classes had positive returns over the period, led by U.S. large cap equities, U.S. small cap equities, and international equities.

•	The underweight allocations to intermediate term bonds contributed on a relative basis.

What hurt performance during the year:

•	On a relative basis, the underweight allocation to U.S. large cap equity, U.S. mid cap equity, and U.S. small cap equity as a result of the risk management features were the largest detractors.

•	The systematic de-risking of the portfolio by selling equity index futures detracted strongly over the period, as equity markets continued to rise.

How did derivatives contribute/detract from performance during the year?

•	The Portfolio can sell equity futures as a method of managing risk. Overall, the short futures positions detracted from returns, as the equity markets continued to rise.

Portfolio Positioning and Outlook — QS Investors, LLC

We retain a positive outlook towards risk assets as we move into 2021, although our optimism is tempered by short-term uncertainties including the continued threat of COVID-19, trade tensions and deep political divisions in the United States.

Within developed-market equities we maintain a preference for those of the United States, although this view could change if the current sector rotation continues. We also prefer attractively valued cyclical economies, such as the United Kingdom and Japan, which should benefit from global economic recovery. We are less optimistic on Europe, given the constraints on further stimulus from the European Central Bank. China remains our preferred emerging market, although this may change should it become apparent that growth in the Chinese economy has begun to plateau.

We view the recent steepening of the U.S. Tresury yield curve as a correction rather than a trend, and judge equities to be better value than bonds, the valuations of which remain stretched, in our analysis. Within developed market government-issued debt, we prefer European bonds, which have received further support from the European Central Bank. We also see Japanese government bonds as a good defensive portfolio diversifier.

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EQ/LEGG MASON MODERATE ALLOCATION PORTFOLIO (Unaudited)

We remain optimistic on emerging market debt, particularly local-currency issues, which benefit from more attractive valuations and the generalized weakness of the U.S. dollar. Elsewhere, we see alternatives such as commodities and Treasury-inflation-protected securities (TIPS) as important diversifiers and a hedge against the potential for rising inflation.

Portfolio Characteristics As of December 31, 2020
Weighted Average Life (Years)	4.60
Weighted Average Coupon (%)	1.88
Weighted Average Modified Duration (Years)*	4.40
Weighted Average Rating**	AAA

* Modified duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2020	% of Net Assets
U.S. Treasury Obligations	43.0%
Exchange-Traded Funds	33.7
Information Technology	6.1
Health Care	3.0
Consumer Discretionary	2.8
Communication Services	2.4
Financials	2.3
Industrials	1.8
Consumer Staples	1.4
Utilities	0.6
Materials	0.6
Real Estate	0.5
Energy	0.5
Repurchase Agreements	0.0 #
Cash and Other	1.3

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

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EQ/LEGG MASON MODERATE ALLOCATION PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,101.40	$6.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.24	5.95

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.17%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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EQ/LEGG MASON MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.4%)
Diversified Telecommunication Services (0.3%)
AT&T, Inc.	10,942	$314,692
CenturyLink, Inc.	1,393	13,581
Verizon Communications, Inc.	6,293	369,714

		697,987

Entertainment (0.5%)
Activision Blizzard, Inc.	1,178	109,378
Electronic Arts, Inc.	450	64,620
Live Nation Entertainment, Inc.*	200	14,696
Netflix, Inc.*	673	363,911
Take-Two Interactive Software, Inc.*	166	34,493
Walt Disney Co. (The)*	2,772	502,231

		1,089,329

Interactive Media & Services (1.2%)
Alphabet, Inc., Class A*	458	802,709
Alphabet, Inc., Class C*	442	774,331
Facebook, Inc., Class A*	3,663	1,000,585
Twitter, Inc.*	1,240	67,146

		2,644,771

Media (0.3%)
Charter Communications, Inc., Class A*	223	147,526
Comcast Corp., Class A	7,007	367,167
Discovery, Inc., Class A (x)*	275	8,274
Discovery, Inc., Class C*	441	11,550
DISH Network Corp., Class A*	337	10,899
Fox Corp., Class A	572	16,657
Fox Corp., Class B	283	8,173
Interpublic Group of Cos., Inc. (The)	678	15,946
News Corp., Class A	671	12,058
News Corp., Class B	75	1,333
Omnicom Group, Inc.	315	19,646
ViacomCBS, Inc.	842	31,373

		650,602

Wireless Telecommunication Services (0.1%)
T-Mobile US, Inc.*	901	121,500

Total Communication Services		5,204,189

Consumer Discretionary (2.8%)
Auto Components (0.0%)
Aptiv plc	396	51,595
BorgWarner, Inc.	361	13,949

		65,544

Automobiles (0.4%)
Ford Motor Co.	5,828	51,228
General Motors Co.	1,895	78,908
Tesla, Inc.*	1,156	815,754

		945,890

Distributors (0.0%)
Genuine Parts Co.	220	22,095
LKQ Corp.*	405	14,272
Pool Corp.	60	22,350

		58,717

Hotels, Restaurants & Leisure (0.4%)
Carnival Corp.	701	15,184
Chipotle Mexican Grill, Inc.*	44	61,015
Darden Restaurants, Inc.	215	25,611
Domino’s Pizza, Inc.	56	21,474
Hilton Worldwide Holdings, Inc.	450	50,067
Las Vegas Sands Corp.	492	29,323
Marriott International, Inc., Class A	395	52,108
McDonald’s Corp.	1,137	243,977
MGM Resorts International	545	17,173
Norwegian Cruise Line Holdings Ltd. (x)*	377	9,587
Royal Caribbean Cruises Ltd.	299	22,332
Starbucks Corp.	1,802	192,778
Wynn Resorts Ltd.	170	19,181
Yum! Brands, Inc.	451	48,961

		808,771

Household Durables (0.1%)
DR Horton, Inc.	518	35,701
Garmin Ltd.	211	25,248
Leggett & Platt, Inc.	230	10,189
Lennar Corp., Class A	429	32,703
Mohawk Industries, Inc.*	105	14,800
Newell Brands, Inc.	667	14,160
NVR, Inc.*	5	20,399
PulteGroup, Inc.	427	18,412
Whirlpool Corp.	104	18,771

		190,383

Internet & Direct Marketing Retail (1.1%)
Amazon.com, Inc.*	650	2,117,005
Booking Holdings, Inc.*	63	140,318
eBay, Inc.	972	48,843
Etsy, Inc.*	185	32,913
Expedia Group, Inc.	200	26,480

		2,365,559

Leisure Products (0.0%)
Hasbro, Inc.	218	20,392

Multiline Retail (0.1%)
Dollar General Corp.	366	76,970
Dollar Tree, Inc.*	367	39,651
Target Corp.	763	134,692

		251,313

Specialty Retail (0.5%)
Advance Auto Parts, Inc.	97	15,279
AutoZone, Inc.*	35	41,490
Best Buy Co., Inc.	362	36,124
CarMax, Inc.*	245	23,143
Gap, Inc. (The)	375	7,571
Home Depot, Inc. (The)	1,643	436,414
L Brands, Inc.	322	11,975

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Lowe’s Cos., Inc.	1,117	$179,290
O’Reilly Automotive, Inc.*	109	49,330
Ross Stores, Inc.	553	67,914
Tiffany & Co.	162	21,295
TJX Cos., Inc. (The)	1,825	124,629
Tractor Supply Co.	178	25,023
Ulta Beauty, Inc.*	83	23,834

		1,063,311

Textiles, Apparel & Luxury Goods (0.2%)
Hanesbrands, Inc.	633	9,229
NIKE, Inc., Class B	1,899	268,652
PVH Corp.	95	8,920
Ralph Lauren Corp.	58	6,017
Tapestry, Inc.	390	12,121
Under Armour, Inc., Class A*	329	5,649
Under Armour, Inc., Class C*	340	5,059
VF Corp.	496	42,363

		358,010

Total Consumer Discretionary		6,127,890

Consumer Staples (1.4%)
Beverages (0.4%)
Brown-Forman Corp., Class B	272	21,605
Coca-Cola Co. (The)	5,906	323,885
Constellation Brands, Inc., Class A	254	55,639
Molson Coors Beverage Co., Class B	329	14,867
Monster Beverage Corp.*	581	53,731
PepsiCo, Inc.	2,116	313,803

		783,530

Food & Staples Retailing (0.3%)
Costco Wholesale Corp.	665	250,558
Kroger Co. (The)	1,163	36,937
Sysco Corp.	757	56,215
Walgreens Boots Alliance, Inc.	1,109	44,227
Walmart, Inc.	2,121	305,742

		693,679

Food Products (0.2%)
Archer-Daniels-Midland Co.	818	41,236
Campbell Soup Co.	295	14,263
Conagra Brands, Inc.	735	26,651
General Mills, Inc.	959	56,389
Hershey Co. (The)	231	35,188
Hormel Foods Corp.	389	18,131
JM Smucker Co. (The)	172	19,883
Kellogg Co.	369	22,963
Kraft Heinz Co. (The)	970	33,620
Lamb Weston Holdings, Inc.	212	16,693
McCormick & Co., Inc. (Non-Voting)	369	35,277
Mondelez International, Inc., Class A	2,181	127,523
Tyson Foods, Inc., Class A	444	28,611

		476,428

Household Products (0.4%)
Church & Dwight Co., Inc.	387	33,758
Clorox Co. (The)	185	37,355
Colgate-Palmolive Co.	1,315	112,446
Kimberly-Clark Corp.	517	69,707
Procter & Gamble Co. (The)	3,786	526,784

		780,050

Personal Products (0.0%)
Estee Lauder Cos., Inc. (The), Class A	341	90,771

Tobacco (0.1%)
Altria Group, Inc.	2,833	116,153
Philip Morris International, Inc.	2,363	195,633

		311,786

Total Consumer Staples		3,136,244

Energy (0.5%)
Energy Equipment & Services (0.0%)
Baker Hughes Co.	1,136	23,686
Halliburton Co.	1,325	25,042
National Oilwell Varco, Inc.	675	9,268
Schlumberger NV	2,165	47,262
TechnipFMC plc	735	6,909

		112,167

Oil, Gas & Consumable Fuels (0.5%)
Apache Corp.	658	9,337
Cabot Oil & Gas Corp.	558	9,084
Chevron Corp.	2,923	246,847
Concho Resources, Inc.	287	16,746
ConocoPhillips	1,571	62,824
Devon Energy Corp.	708	11,193
Diamondback Energy, Inc.	214	10,358
EOG Resources, Inc.	887	44,235
Exxon Mobil Corp.	6,381	263,025
Hess Corp.	387	20,430
HollyFrontier Corp.	265	6,850
Kinder Morgan, Inc.	2,903	39,684
Marathon Oil Corp.	1,408	9,391
Marathon Petroleum Corp.	1,038	42,932
Occidental Petroleum Corp.	1,317	22,797
ONEOK, Inc.	723	27,749
Phillips 66	672	47,000
Pioneer Natural Resources Co.	248	28,245
Valero Energy Corp.	648	36,657
Williams Cos., Inc. (The)	1,892	37,935

		993,319

Total Energy		1,105,486

Financials (2.3%)
Banks (0.9%)
Bank of America Corp.	11,710	354,930
Citigroup, Inc.	3,178	195,956
Citizens Financial Group, Inc.	619	22,136
Comerica, Inc.	262	14,635
Fifth Third Bancorp	1,096	30,217
First Republic Bank	266	39,083
Huntington Bancshares, Inc.	1,209	15,270

See Notes to Financial Statements.

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EQ/LEGG MASON MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
JPMorgan Chase & Co.	4,636	$589,097
KeyCorp	1,391	22,826
M&T Bank Corp.	198	25,205
People’s United Financial, Inc.	539	6,969
PNC Financial Services Group, Inc. (The)	653	97,297
Regions Financial Corp.	1,423	22,939
SVB Financial Group*	74	28,699
Truist Financial Corp.	2,120	101,612
US Bancorp	2,070	96,441
Wells Fargo & Co.	6,224	187,840
Zions Bancorp NA	310	13,466

		1,864,618

Capital Markets (0.6%)
Ameriprise Financial, Inc.	187	36,340
Bank of New York Mellon Corp. (The)	1,294	54,917
BlackRock, Inc.	217	156,574
Cboe Global Markets, Inc.	158	14,713
Charles Schwab Corp. (The)	2,270	120,401
CME Group, Inc.	538	97,943
Goldman Sachs Group, Inc. (The)	530	139,766
Intercontinental Exchange, Inc.	860	99,149
Invesco Ltd.	674	11,748
MarketAxess Holdings, Inc.	55	31,381
Moody’s Corp.	248	71,979
Morgan Stanley	2,201	150,834
MSCI, Inc.	126	56,263
Nasdaq, Inc.	176	23,362
Northern Trust Corp.	320	29,805
Raymond James Financial, Inc.	216	20,665
S&P Global, Inc.	370	121,630
State Street Corp.	537	39,083
T. Rowe Price Group, Inc.	358	54,198

		1,330,751

Consumer Finance (0.1%)
American Express Co.	998	120,668
Capital One Financial Corp.	706	69,788
Discover Financial Services	483	43,726
Synchrony Financial	806	27,977

		262,159

Diversified Financial Services (0.3%)
Berkshire Hathaway, Inc., Class B*	2,965	687,495

Insurance (0.4%)
Aflac, Inc.	988	43,936
Allstate Corp. (The)	461	50,678
American International Group, Inc.	1,339	50,695
Aon plc, Class A	351	74,156
Arthur J Gallagher & Co.	294	36,371
Assurant, Inc.	107	14,575
Chubb Ltd.	680	104,666
Cincinnati Financial Corp.	224	19,571
Everest Re Group Ltd.	57	13,343
Globe Life, Inc.	140	13,294
Hartford Financial Services Group, Inc. (The)	529	25,910
Lincoln National Corp.	252	12,678
Loews Corp.	334	15,037
Marsh & McLennan Cos., Inc.	770	90,090
MetLife, Inc.	1,182	55,495
Principal Financial Group, Inc.	341	16,917
Progressive Corp. (The)	901	89,091
Prudential Financial, Inc.	592	46,217
Travelers Cos., Inc. (The)	380	53,341
Unum Group	365	8,373
W R Berkley Corp.	240	15,941
Willis Towers Watson plc	205	43,189

		893,564

Total Financials		5,038,587

Health Care (3.0%)
Biotechnology (0.4%)
AbbVie, Inc.	2,691	288,341
Alexion Pharmaceuticals, Inc.*	329	51,403
Amgen, Inc.	890	204,629
Biogen, Inc.*	241	59,011
Gilead Sciences, Inc.	1,931	112,500
Incyte Corp.*	277	24,093
Regeneron Pharmaceuticals, Inc.*	158	76,331
Vertex Pharmaceuticals, Inc.*	396	93,591

		909,899

Health Care Equipment & Supplies (0.8%)
Abbott Laboratories	2,705	296,170
ABIOMED, Inc.*	68	22,046
Align Technology, Inc.*	112	59,851
Baxter International, Inc.	769	61,705
Becton Dickinson and Co.	446	111,598
Boston Scientific Corp.*	2,178	78,299
Cooper Cos., Inc. (The)	76	27,612
Danaher Corp.	965	214,365
Dentsply Sirona, Inc.	293	15,342
DexCom, Inc.*	143	52,870
Edwards Lifesciences Corp.*	945	86,212
Hologic, Inc.*	405	29,496
IDEXX Laboratories, Inc.*	128	63,983
Intuitive Surgical, Inc.*	179	146,440
Medtronic plc	2,053	240,488
ResMed, Inc.	214	45,488
STERIS plc	129	24,451
Stryker Corp.	499	122,275
Teleflex, Inc.	72	29,633
Varian Medical Systems, Inc.*	139	24,326
West Pharmaceutical Services, Inc.	118	33,431
Zimmer Biomet Holdings, Inc.	329	50,696

		1,836,777

Health Care Providers & Services (0.6%)
AmerisourceBergen Corp.	222	21,703
Anthem, Inc.	385	123,620
Cardinal Health, Inc.	442	23,674
Centene Corp.*	914	54,867
Cigna Corp.	547	113,874
CVS Health Corp.	2,001	136,668

See Notes to Financial Statements.

1208

EQ ADVISORS TRUST

EQ/LEGG MASON MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
DaVita, Inc.*	119	$13,971
HCA Healthcare, Inc.	400	65,784
Henry Schein, Inc.*	198	13,238
Humana, Inc.	199	81,644
Laboratory Corp. of America Holdings*	141	28,701
McKesson Corp.	239	41,567
Quest Diagnostics, Inc.	190	22,642
UnitedHealth Group, Inc.	1,450	508,486
Universal Health Services, Inc., Class B	105	14,437

		1,264,876

Health Care Technology (0.0%)
Cerner Corp.	457	35,865

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	466	55,216
Bio-Rad Laboratories, Inc., Class A*	34	19,820
Illumina, Inc.*	224	82,880
IQVIA Holdings, Inc.*	283	50,705
Mettler-Toledo International, Inc.*	35	39,889
PerkinElmer, Inc.	155	22,243
Thermo Fisher Scientific, Inc.	604	281,331
Waters Corp.*	96	23,752

		575,836

Pharmaceuticals (0.9%)
Bristol-Myers Squibb Co.	3,434	213,011
Catalent, Inc.*	253	26,330
Eli Lilly and Co.	1,211	204,465
Johnson & Johnson	4,014	631,723
Merck & Co., Inc.	3,853	315,175
Perrigo Co. plc	238	10,643
Pfizer, Inc.	8,461	311,450
Viatris, Inc.*	1,727	32,364
Zoetis, Inc.	723	119,657

		1,864,818

Total Health Care		6,488,071

Industrials (1.8%)
Aerospace & Defense (0.3%)
Boeing Co. (The)	814	174,245
General Dynamics Corp.	365	54,319
Howmet Aerospace, Inc.*	554	15,811
Huntington Ingalls Industries, Inc.	52	8,865
L3Harris Technologies, Inc.	324	61,243
Lockheed Martin Corp.	375	133,118
Northrop Grumman Corp.	232	70,695
Raytheon Technologies Corp.	2,334	166,904
Teledyne Technologies, Inc.*	59	23,127
Textron, Inc.	300	14,499
TransDigm Group, Inc.*	84	51,983

		774,809

Air Freight & Logistics (0.1%)
CH Robinson Worldwide, Inc.	202	18,962
Expeditors International of Washington, Inc.	284	27,011
FedEx Corp.	369	95,800
United Parcel Service, Inc., Class B	1,089	183,387

		325,160

Airlines (0.1%)
Alaska Air Group, Inc.	216	11,232
American Airlines Group, Inc. (x)	694	10,944
Delta Air Lines, Inc.	979	39,365
Southwest Airlines Co.	870	40,551
United Airlines Holdings, Inc.*	479	20,717

		122,809

Building Products (0.1%)
A O Smith Corp.	242	13,267
Allegion plc	131	15,246
Carrier Global Corp.	1,272	47,980
Fortune Brands Home & Security, Inc.	189	16,201
Johnson Controls International plc	1,085	50,550
Masco Corp.	383	21,038
Trane Technologies plc	358	51,967

		216,249

Commercial Services & Supplies (0.1%)
Cintas Corp.	130	45,950
Copart, Inc.*	320	40,720
Republic Services, Inc.	310	29,853
Rollins, Inc.	370	14,456
Waste Management, Inc.	586	69,107

		200,086

Construction & Engineering (0.0%)
Jacobs Engineering Group, Inc.	186	20,266
Quanta Services, Inc.	181	13,036

		33,302

Electrical Equipment (0.1%)
AMETEK, Inc.	355	42,934
Eaton Corp. plc	602	72,324
Emerson Electric Co.	935	75,146
Rockwell Automation, Inc.	185	46,400

		236,804

Industrial Conglomerates (0.3%)
3M Co.	881	153,990
General Electric Co.	13,391	144,623
Honeywell International, Inc.	1,069	227,376
Roper Technologies, Inc.	164	70,699

		596,688

Machinery (0.4%)
Caterpillar, Inc.	830	151,077
Cummins, Inc.	218	49,508
Deere & Co.	484	130,220
Dover Corp.	212	26,765
Flowserve Corp.	230	8,475
Fortive Corp.	525	37,181
IDEX Corp.	114	22,709
Illinois Tool Works, Inc.	442	90,115
Ingersoll Rand, Inc.*	604	27,518

See Notes to Financial Statements.

1209

EQ ADVISORS TRUST

EQ/LEGG MASON MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Otis Worldwide Corp.	644	$43,502
PACCAR, Inc.	517	44,607
Parker-Hannifin Corp.	202	55,027
Pentair plc	294	15,608
Snap-on, Inc.	77	13,178
Stanley Black & Decker, Inc.	238	42,497
Westinghouse Air Brake Technologies Corp.	237	17,348
Xylem, Inc.	273	27,789

		803,124

Professional Services (0.1%)
Equifax, Inc.	185	35,676
IHS Markit Ltd.	564	50,664
Nielsen Holdings plc	622	12,981
Robert Half International, Inc.	206	12,871
Verisk Analytics, Inc.	246	51,067

		163,259

Road & Rail (0.2%)
CSX Corp.	1,159	105,179
JB Hunt Transport Services, Inc.	126	17,218
Kansas City Southern	150	30,619
Norfolk Southern Corp.	398	94,569
Old Dominion Freight Line, Inc.	156	30,448
Union Pacific Corp.	1,023	213,009

		491,042

Trading Companies & Distributors (0.0%)
Fastenal Co.	852	41,603
United Rentals, Inc.*	109	25,278
WW Grainger, Inc.	65	26,542

		93,423

Total Industrials		4,056,755

Information Technology (6.1%)
Communications Equipment (0.2%)
Arista Networks, Inc.*	81	23,536
Cisco Systems, Inc.	6,421	287,340
F5 Networks, Inc.*	105	18,474
Juniper Networks, Inc.	455	10,242
Motorola Solutions, Inc.	253	43,025

		382,617

Electronic Equipment, Instruments & Components (0.1%)
Amphenol Corp., Class A	469	61,331
CDW Corp.	215	28,335
Corning, Inc.	1,187	42,732
FLIR Systems, Inc.	238	10,431
IPG Photonics Corp.*	62	13,875
Keysight Technologies, Inc.*	284	37,514
TE Connectivity Ltd.	513	62,109
Vontier Corp.*	210	7,014
Zebra Technologies Corp., Class A*	78	29,978

		293,319

IT Services (1.2%)
Accenture plc, Class A	966	252,329
Akamai Technologies, Inc.*	250	26,248
Automatic Data Processing, Inc.	654	115,235
Broadridge Financial Solutions, Inc.	176	26,963
Cognizant Technology Solutions Corp., Class A	813	66,625
DXC Technology Co.	459	11,819
Fidelity National Information Services, Inc.	949	134,246
Fiserv, Inc.*	844	96,098
FleetCor Technologies, Inc.*	125	34,104
Gartner, Inc.*	132	21,145
Global Payments, Inc.	460	99,093
International Business Machines Corp.	1,359	171,071
Jack Henry & Associates, Inc.	111	17,981
Leidos Holdings, Inc.	200	21,024
Mastercard, Inc., Class A	1,342	479,013
Paychex, Inc.	472	43,981
PayPal Holdings, Inc.*	1,786	418,281
VeriSign, Inc.*	148	32,027
Visa, Inc., Class A	2,586	565,636
Western Union Co. (The)	601	13,186

		2,646,105

Semiconductors & Semiconductor Equipment (1.1%)
Advanced Micro Devices, Inc.*	1,809	165,903
Analog Devices, Inc.	559	82,581
Applied Materials, Inc.	1,397	120,561
Broadcom, Inc.	614	268,840
Intel Corp.	6,251	311,425
KLA Corp.	242	62,656
Lam Research Corp.	222	104,844
Maxim Integrated Products, Inc.	410	36,347
Microchip Technology, Inc.	379	52,344
Micron Technology, Inc.*	1,701	127,881
NVIDIA Corp.	945	493,479
Qorvo, Inc.*	172	28,598
QUALCOMM, Inc.	1,739	264,919
Skyworks Solutions, Inc.	248	37,914
Teradyne, Inc.	258	30,932
Texas Instruments, Inc.	1,395	228,961
Xilinx, Inc.	366	51,888

		2,470,073

Software (1.9%)
Adobe, Inc.*	732	366,088
ANSYS, Inc.*	127	46,203
Autodesk, Inc.*	334	101,984
Cadence Design Systems, Inc.*	433	59,074
Citrix Systems, Inc.	179	23,288
Fortinet, Inc.*	219	32,528
Intuit, Inc.	400	151,940
Microsoft Corp.	11,522	2,562,723
NortonLifeLock, Inc.	958	19,907
Oracle Corp.	2,903	187,795
Paycom Software, Inc.*	73	33,014
salesforce.com, Inc.*	1,402	311,987
ServiceNow, Inc.*	296	162,927
Synopsys, Inc.*	231	59,885
Tyler Technologies, Inc.*	66	28,810

		4,148,153

See Notes to Financial Statements.

1210

EQ ADVISORS TRUST

EQ/LEGG MASON MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Technology Hardware, Storage & Peripherals (1.6%)
Apple, Inc.	24,358	$3,232,064
Hewlett Packard Enterprise Co.	1,841	21,816
HP, Inc.	2,054	50,508
NetApp, Inc.	318	21,064
Seagate Technology plc	307	19,083
Western Digital Corp.	455	25,203
Xerox Holdings Corp.	333	7,722

		3,377,460

Total Information Technology		13,317,727

Materials (0.6%)
Chemicals (0.4%)
Air Products and Chemicals, Inc.	335	91,529
Albemarle Corp.	149	21,980
Celanese Corp.	172	22,350
CF Industries Holdings, Inc.	382	14,787
Corteva, Inc.	1,158	44,838
Dow, Inc.	1,096	60,828
DuPont de Nemours, Inc.	1,147	81,563
Eastman Chemical Co.	178	17,850
Ecolab, Inc.	379	82,000
FMC Corp.	219	25,170
International Flavors & Fragrances, Inc. (x)	160	17,414
Linde plc	799	210,545
LyondellBasell Industries NV, Class A	382	35,014
Mosaic Co. (The)	621	14,289
PPG Industries, Inc.	350	50,477
Sherwin-Williams Co. (The)	125	91,864

		882,498

Construction Materials (0.0%)
Martin Marietta Materials, Inc.	89	25,274
Vulcan Materials Co.	201	29,810

		55,084

Containers & Packaging (0.1%)
Amcor plc	2,418	28,460
Avery Dennison Corp.	116	17,993
Ball Corp.	485	45,192
International Paper Co.	596	29,633
Packaging Corp. of America	130	17,928
Sealed Air Corp.	271	12,409
Westrock Co.	450	19,589

		171,204

Metals & Mining (0.1%)
Freeport-McMoRan, Inc.	2,186	56,879
Newmont Corp.	1,218	72,946

Nucor Corp.	457	24,308

		154,133

Total Materials		1,262,919

Real Estate (0.5%)
Equity Real Estate Investment Trusts (REITs) (0.5%)
Alexandria Real Estate Equities, Inc. (REIT)	169	30,119
American Tower Corp. (REIT)	676	151,735
AvalonBay Communities, Inc. (REIT)	216	34,653
Boston Properties, Inc. (REIT)	214	20,229
Crown Castle International Corp. (REIT)	651	103,633
Digital Realty Trust, Inc. (REIT)	420	58,594
Duke Realty Corp. (REIT)	511	20,425
Equinix, Inc. (REIT)	136	97,129
Equity Residential (REIT)	562	33,315
Essex Property Trust, Inc. (REIT)	99	23,505
Extra Space Storage, Inc. (REIT)	193	22,361
Federal Realty Investment Trust (REIT)	122	10,385
Healthpeak Properties, Inc. (REIT)	860	25,998
Host Hotels & Resorts, Inc. (REIT)	870	12,728
Iron Mountain, Inc. (REIT)	503	14,828
Kimco Realty Corp. (REIT)	739	11,092
Mid-America Apartment Communities, Inc. (REIT)	161	20,397
Prologis, Inc. (REIT)	1,120	111,619
Public Storage (REIT)	237	54,730
Realty Income Corp. (REIT)	532	33,074
Regency Centers Corp. (REIT)	247	11,261
SBA Communications Corp. (REIT)	172	48,526
Simon Property Group, Inc. (REIT)	498	42,469
SL Green Realty Corp. (REIT)	144	8,580
UDR, Inc. (REIT)	513	19,715
Ventas, Inc. (REIT)	554	27,168
Vornado Realty Trust (REIT)	278	10,381
Welltower, Inc. (REIT)	643	41,551
Weyerhaeuser Co. (REIT)	1,147	38,459

		1,138,659

Real Estate Management & Development (0.0%)
CBRE Group, Inc., Class A*	489	30,670

Total Real Estate		1,169,329

Utilities (0.6%)
Electric Utilities (0.4%)
Alliant Energy Corp.	416	21,436
American Electric Power Co., Inc.	753	62,702
Duke Energy Corp.	1,103	100,991
Edison International	547	34,362
Entergy Corp.	306	30,551
Evergy, Inc.	358	19,873
Eversource Energy	511	44,207
Exelon Corp.	1,523	64,301
FirstEnergy Corp.	798	24,427
NextEra Energy, Inc.	3,005	231,836
NRG Energy, Inc.	345	12,955
Pinnacle West Capital Corp.	196	15,670
PPL Corp.	1,131	31,894
Southern Co. (The)	1,626	99,885
Xcel Energy, Inc.	780	52,003

		847,093

Gas Utilities (0.0%)
Atmos Energy Corp.	207	19,754

See Notes to Financial Statements.

1211

EQ ADVISORS TRUST

EQ/LEGG MASON MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Independent Power and Renewable Electricity Producers (0.0%)
AES Corp. (The)	974	$22,889

Multi-Utilities (0.2%)
Ameren Corp.	375	29,273
CenterPoint Energy, Inc.	879	19,022
CMS Energy Corp.	441	26,905
Consolidated Edison, Inc.	520	37,580
Dominion Energy, Inc.	1,221	91,819
DTE Energy Co.	276	33,509
NiSource, Inc.	653	14,980
Public Service Enterprise Group, Inc.	751	43,783
Sempra Energy	449	57,207
WEC Energy Group, Inc.	493	45,371

		399,449

Water Utilities (0.0%)
American Water Works Co., Inc.	265	40,670

Total Utilities		1,329,855

Total Common Stocks (22.0%) (Cost $38,977,113)		48,237,052

EXCHANGE TRADED FUNDS (ETF):
Equity (33.7%)
iShares Core MSCI EAFE ETF	640,893	44,279,297
iShares Core S&P Mid-Cap ETF	88,265	20,285,945
iShares Russell 2000 ETF	46,926	9,200,312
SPDR S&P 500 ETF Trust	300	112,164
		—

Total Exchange Traded Funds (33.7%) (Cost $59,513,780)		73,877,718

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
U.S. Treasury Obligations (43.0%)
U.S. Treasury Notes
2.125%, 11/30/23	$5,710,000	6,036,490
2.750%, 2/15/24	6,335,000	6,843,533
2.500%, 5/15/24	6,255,000	6,739,531
2.375%, 8/15/24	9,595,000	10,340,019
1.250%, 8/31/24	2,430,000	2,520,341
2.250%, 11/15/24	5,240,000	5,644,734
2.000%, 2/15/25	6,445,000	6,900,936
0.250%, 8/31/25	8,450,000	8,421,496
2.250%, 11/15/25	8,455,000	9,234,148
1.625%, 5/15/26	6,877,000	7,321,608
2.250%, 2/15/27	10,510,000	11,616,471
2.375%, 5/15/27	11,220,000	12,513,763

Total U.S. Treasury Obligations		94,133,070

Total Long-Term Debt Securities (43.0%) (Cost $92,304,861)		94,133,070

SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.0%)
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $13,992, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $14,271. (xx)	13,992	13,992
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $6,875, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125%-3.625%, maturing 9/30/21-8/15/49; total market value $7,627. (xx)	6,875	6,875

Total Repurchase Agreements		20,867

Total Short-Term Investments (0.0%) (Cost $20,867)		20,867

Total Investments in Securities (98.7%) (Cost $190,816,621)		216,268,707
Other Assets Less Liabilities (1.3%)		2,882,825

Net Assets (100%)		$219,151,532

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $41,566. This was collateralized by $22,640 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.000%, maturing 1/21/21 - 5/15/50 and by cash of $20,867 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

See Notes to Financial Statements.

1212

EQ ADVISORS TRUST

EQ/LEGG MASON MODERATE ALLOCATION PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P 500 E-Mini Index	1	3/2021	USD	187,440	5,711

					5,711

The following is a summary, summarized in three broad levels, of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$5,204,189	$—	$—	$5,204,189
Consumer Discretionary	6,127,890	—	—	6,127,890
Consumer Staples	3,136,244	—	—	3,136,244
Energy	1,105,486	—	—	1,105,486
Financials	5,038,587	—	—	5,038,587
Health Care	6,488,071	—	—	6,488,071
Industrials	4,056,755	—	—	4,056,755
Information Technology	13,317,727	—	—	13,317,727
Materials	1,262,919	—	—	1,262,919
Real Estate	1,169,329	—	—	1,169,329
Utilities	1,329,855	—	—	1,329,855
Exchange Traded Funds	73,877,718	—	—	73,877,718
Futures	5,711	—	—	5,711
Short-Term Investments
Repurchase Agreements	—	20,867	—	20,867
U.S. Treasury Obligations	—	94,133,070	—	94,133,070

Total Assets	$122,120,481	$94,153,937	$—	$216,274,418

Total Liabilities	$—	$—	$—	$—

Total	$122,120,481	$94,153,937	$—	$216,274,418

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$5,711	*

Total		$5,711

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Interest rate contracts	$135,763	$135,763
Equity contracts	(15,278,696)	(15,278,696)

Total	$(15,142,933)	$(15,142,933)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$4,061	$4,061

Total	$4,061	$4,061

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $34,252,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$17,380,348
Long-term U.S. government debt securities	134,028,705

$151,409,053

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$26,697,009
Long-term U.S. government debt securities	132,662,614

$159,359,623

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$27,175,425
Aggregate gross unrealized depreciation	(1,775,654)

Net unrealized appreciation	$25,399,771

Federal income tax cost of investments in securities and derivative instruments, if applicable	$190,874,647

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $190,795,754)	$216,247,840
Repurchase Agreements (Cost $20,867)	20,867
Cash	2,590,106
Dividends, interest and other receivables	463,532
Due from broker for futures variation margin	67,974
Receivable for Portfolio shares sold	57,985
Securities lending income receivable	3,073
Other assets	986

Total assets	219,452,363

LIABILITIES
Investment management fees payable	131,296
Distribution fees payable – Class IB	45,870
Payable for Portfolio shares redeemed	25,184
Administrative fees payable	22,537
Payable for return of collateral on securities loaned	20,867
Accrued expenses	55,077

Total liabilities	300,831

NET ASSETS	$219,151,532

Net assets were comprised of:
Paid in capital	$205,578,778
Total distributable earnings (loss)	13,572,754

Net assets	$219,151,532

Class IB
Net asset value, offering and redemption price per share, $219,151,532 / 18,500,205 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.85

(x)	Includes value of securities on loan of $41,566.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends	$2,126,215
Interest	1,023,483
Securities lending (net)	31,221

Total income	3,180,919

EXPENSES
Investment management fees	1,623,882
Distribution fees – Class IB	507,464
Administrative fees	250,715
Professional fees	59,298
Printing and mailing expenses	37,243
Custodian fees	20,500
Trustees’ fees	6,596
Miscellaneous	4,031

Gross expenses	2,509,729
Less: Waiver from investment manager	(132,270)

Net expenses	2,377,459

NET INVESTMENT INCOME (LOSS)	803,460

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	4,916,876
Futures contracts	(15,142,933)

Net realized gain (loss)	(10,226,057)

Change in unrealized appreciation (depreciation) on:
Investments in securities	15,533,969
Futures contracts	4,061

Net change in unrealized appreciation (depreciation)	15,538,030

NET REALIZED AND UNREALIZED GAIN (LOSS)	5,311,973

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,115,433

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$803,460	$2,106,710
Net realized gain (loss)	(10,226,057)	13,698,903
Net change in unrealized appreciation (depreciation)	15,538,030	10,035,879

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,115,433	25,841,492

Distributions to shareholders:
Class IB	(1,995,265)	(13,599,703)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 1,290,575 and 2,277,196 shares, respectively ]	14,410,085	26,617,757
Capital shares issued in reinvestment of dividends and distributions [ 171,956 and 1,178,766 shares, respectively ]	1,995,265	13,599,703
Capital shares repurchased [ (830,393) and (639,091) shares, respectively ]	(9,252,072)	(7,525,802)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	7,153,278	32,691,658

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,273,446	44,933,447
NET ASSETS:
Beginning of year	207,878,086	162,944,639

End of year	$219,151,532	$207,878,086

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,								February 22, 2016* to December 31, 2016
Class IB	2020		2019		2018		2017
Net asset value, beginning of period	$11.63		$10.83		$11.67		$10.62		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.04		0.13		0.16		0.11		0.11
Net realized and unrealized gain (loss)	0.29		1.49		(0.85)		1.03		0.58

Total from investment operations	0.33		1.62		(0.69)		1.14		0.69

Less distributions:
Dividends from net investment income	(0.05)		(0.12)		(0.14)		(0.09)		(0.07)
Distributions from net realized gains	(0.06)		(0.70)		—		—		—
Return of capital	—		—		(0.01)		—		—

Total dividends and distributions	(0.11)		(0.82)		(0.15)		(0.09)		(0.07)

Net asset value, end of period	$11.85		$11.63		$10.83		$11.67		$10.62

Total return (b)	2.85%		14.98%		(5.96)%		10.74%		6.89%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$219,152		$207,878		$162,945		$121,787		$51,581
Ratio of expenses to average net assets:
After waivers (a)(f)	1.17	%(j)	1.14	%(j)	1.09	%(j)	1.11	%(k)	1.13	%(m)
Before waivers (a)(f)	1.24%		1.23%		1.23%		1.26%		1.58%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.39%		1.12%		1.38%		0.94%		1.16	%(l)
Before waivers (a)(f)	0.33%		1.03%		1.24%		0.80%		0.71	%(l)
Portfolio turnover rate^	77%		305%		506%		510%		400	%(z)

Class K	January 1, 2017 to November 20, 2017‡		February 22, 2016* to December 31, 2016
Net asset value, beginning of period	$10.62		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07		0.11
Net realized and unrealized gain (loss)	0.92		0.60

Total from investment operations	0.99		0.71

Less distributions:
Dividends from net investment income	—	#	(0.09)

Net asset value, end of period	$11.61		$10.62

Total return (b)	9.33%		7.12%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$—		$10,603
Ratio of expenses to average net assets:
After waivers (a)(f)	0.87	%(k)	0.87	%(m)
Before waivers (a)(f)	1.02%		1.47%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.73%		1.20	%(l)
Before waivers (a)(f)	0.59%		0.61	%(l)
Portfolio turnover rate^	510%		400	%(z)

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

*	Commencement of Operations.
‡	After the close of business on November 20, 2017 operations for Class K ceased and shares of seed capital were fully redeemed.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.23% for Class IB and 0.98% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25% for Class IB and 1.00% for Class K.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Loomis, Sayles & Company L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	30.95%	19.11%	15.59%
Portfolio – Class IB Shares	30.86	19.11	15.57
Portfolio – Class K Shares*	31.13	19.40	18.31
Russell 3000® Growth Index	38.26	20.67	16.93

* Date of inception 2/9/15. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 30.86% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell 3000® Growth Index, which returned 38.26% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the industrials, consumer staples, financials, and communication services sectors, as well as the allocation to the industrials and consumer discretionary sectors, contributed positively to relative return.

•	Amazon.com, Inc., NVIDIA Corp., Autodesk, Inc., Workday, Inc. and Facebook, Inc. were the top contributors to performance. We highlight Amazon, NVIDIA, and Autodesk, below.

•

Online retailer Amazon offers millions of products – sold by Amazon or by third parties – with the value proposition to consumers of selection, price, and convenience. Amazon’s enterprise IT business, Amazon Web Services (AWS), offers a suite of secure, on-demand cloud-computing services, with a value proposition to clients of speed, agility, and savings. In both of its core markets, we believe Amazon possesses strong and sustainable competitive advantages that would be difficult for competitors to replicate. During the period, we estimate Amazon’s gross merchandise volume grew faster than either global retail sales or U.S. e-commerce, indicating the company expanded its market share. AWS also posted strong revenue growth that was well above our estimate of growth in global enterprise-IT spending. Revenue growth during the period exceeded consensus expectations and accelerated following the outbreak of COVID-19. We believe Amazon is one of the best-positioned companies in e-commerce and enterprise IT – in each case addressing large, underpenetrated markets that benefit from secular growth that is still in its early stages.

•

NVIDIA is the world leader in graphic processing units (GPUs), which enable computers to produce and utilize highly realistic 3D graphic imagery and models. We believe the company’s competitive advantages include its intellectual property, brands, and a large and growing ecosystem of developers and applications utilizing GPU technology. NVIDIA reported better-than-expected results, driven by recovery in its gaming business and rising demand in its data center business. In gaming, NVIDIA is benefiting from the roll out of Turing, its newest GPU architecture, which is becoming the industry norm for the latest blockbuster titles. Data center revenue also rebounded after a period of softness with quarterly data center revenue exceeding $1 billion for the first time in each of the past three quarters. The company saw strong traction for its latest architecture, Ampere, which for the first time enables clients to address both training and inferencing through a single architecture, with performance that surpasses its already leading T4 inferencing and V100 training products.

•

A global leader in 3D design software and services, the Autodesk name is synonymous with computer-aided design – a degree of brand recognition that takes years, if not decades, to develop. The company offers a broad suite of products that are viewed as

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mission critical among its clients and create high switching costs for its global installed user base. In early 2016, the company began transitioning its business model from an up-front, licensing-plus-maintenance model to a cloud-delivered, subscription-based model where fees are recognized ratably over the life of the customer relationship.. During the year, Autodesk reported strong results that exceeded consensus expectations for revenues, billings, earnings, and free cash flow. Importantly, Autodesk demonstrated continued progress in its model transition, which is now largely complete, including recurring revenue that grew to 95% of the revenue mix from approximately 50% prior to the transition.

What hurt performance during the year:

•

Stock selection in the consumer discretionary, information technology, energy, and health care sectors, as well as the allocations to the information technology, financials, energy, consumer staples, communication services, and health care sectors, detracted from relative performance.

•

Under Armour, Inc., Schlumberger Ltd., The Coca-Cola Company, Danone SA, and SEI Investments Co. were the lowest contributors during the period. We highlight Under Armour, Schlumberger, and Coca-Cola, below.

•

Under Armour is a leading provider of performance-centric, branded sportswear and footwear. In twenty years, Under Armour has become a credible number three global sportswear brand behind Nike and adidas. We believe the company’s strong and sustainable competitive advantages include its brand, distribution, and the benefits of scale needed to compete globally. Under Armour reported weak financial results that reflected the temporary closure of as much as 80% of its points of sale through mid-May due to COVID-19. While we expect this near-term weakness to continue, we do not believe the company or the industry will be structurally impacted in the long term. In China, the company’s largest market outside the U.S. and the country which first experienced the impact of COVID-19, stores were closed earlier than in the U.S. and Europe, and results have begun to improve with their re-opening in late March. Further, Under Armour’s more-recent results have begun to reflect the benefits of the company’s multi-year restructuring.

•

Schlumberger is the world’s leading supplier of technology, equipment, project management, and information solutions to the oil and gas exploration and production (E&P) industry. Schlumberger reported financial results that deteriorated substantially due to the oil price environment. Following record oil price declines in the first quarter due to COVID-19-related demand weakness in China and a price war between OPEC and Russia, demand and prices fell further in the second quarter as a result of the global lockdown, and continued travel restrictions and a resurgence of COVID-19 cases continues to delay a recovery in demand. As a result, global service activity in 2020 is now expected to decline by 25% to 30% year over year. Given the ongoing uncertainty, Schlumberger has taken prudent steps to increase liquidity, including cutting its dividend, raising cash by issuing debt, and cutting headcount, while lowering structural costs and capital intensity that should contribute to improved returns. Secular growth in the long-term global demand for oil, arising primarily from the need to replace naturally depleting reserves, is driving the need to extract hydrocarbons from harsher environments that are increasingly difficult to reach or extract from. Because oilfield services companies are key to making difficult-to-reach resources more accessible, we believe services like those Schlumberger provides are essential to profitably meeting long-term demand.

•

The Coca-Cola Company is the world’s leading owner and marketer of non-alcoholic beverage brands and employs an unrivaled global beverage distribution network. We believe Coca-Cola’s strong and sustainable competitive advantages include its iconic global brands, difficult-to-replicate beverage distribution network, and unmatched scale. With emerging markets accounting for over 60% of the company’s sales by volume, we believed Coca-Cola was well positioned to benefit from long-term secular growth in emerging market spending on non-alcoholic ready-to-drink beverages, driven by both urbanization and growth in disposable income. We believed the sustainability of the company’s cash flow growth drivers and the positive impact of the refranchising of its bottling operations had been underappreciated by the market. In late January, the company reported strong financial results which surpassed management’s already-increased guidance, and the company recorded its 10th consecutive quarter of mid-single-digit organic revenue growth. We believed these results demonstrated the company’s renewed focus on innovation and brand building following the nearly completed refranchising of its bottling operations. The refranchising culminated a decade-long effort to restructure the company’s largest bottling partners to meet best-in-class operational standards and position them for sustainable long-term growth. That effort was largely completed in 2017 and is being reflected in the company’s improved execution and returns. While management expected its strong growth to continue,

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the current level of growth exceeded our long-term forecasts. We exited our position in March to reallocate capital to more attractive reward-to-risk opportunities. Due to the timing of the sale in the March downturn, the company is among the biggest detractors for the period.

Portfolio Positioning and Outlook — Loomis, Sayles & Company L.P.

Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower turnover portfolio where sector positioning is the result of stock selection. As of December 31, 2020, we were overweight in the industrials, communication services, financials, consumer discretionary, consumer staples, energy, and health care sectors and underweight in the information technology sector. We had no exposure to stocks in the real estate, materials or utilities sectors. We remain committed to our long-term investment approach to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.

Sector Weightings as of December 31, 2020	% of Net Assets
Information Technology	30.3%
Consumer Discretionary	18.5
Health Care	15.2
Communication Services	13.2
Industrials	10.4
Consumer Staples	5.8
Financials	4.6
Energy	1.2
Cash and Other	0.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

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EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,200.50	$5.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33
Class IB
Actual	1,000.00	1,201.50	5.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33
Class K
Actual	1,000.00	1,202.30	4.43
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.11	4.06

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.05%, 1.05% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (13.2%)
Entertainment (3.9%)
Walt Disney Co. (The)*	169,262	$30,666,889

Interactive Media & Services (9.3%)
Alphabet, Inc., Class A*	9,607	16,837,612
Alphabet, Inc., Class C*	9,612	16,839,071
Facebook, Inc., Class A*	144,061	39,351,703

		73,028,386

Total Communication Services		103,695,275

Consumer Discretionary (18.5%)
Hotels, Restaurants & Leisure (5.2%)
Starbucks Corp.	198,909	21,279,285
Yum China Holdings, Inc.	215,457	12,300,440
Yum! Brands, Inc.	72,363	7,855,727

		41,435,452

Internet & Direct Marketing Retail (11.6%)
Alibaba Group Holding Ltd. (ADR)*	152,229	35,428,255
Amazon.com, Inc.*	17,124	55,771,670

		91,199,925

Textiles, Apparel & Luxury Goods (1.7%)
Under Armour, Inc., Class A*	779,748	13,388,273

Total Consumer Discretionary		146,023,650

Consumer Staples (5.8%)
Beverages (4.7%)
Monster Beverage Corp.*	399,597	36,954,730

Household Products (1.1%)
Colgate-Palmolive Co.	104,576	8,942,294

Total Consumer Staples		45,897,024

Energy (1.2%)
Energy Equipment & Services (1.2%)
Schlumberger NV	433,318	9,459,332

Total Energy		9,459,332

Financials (4.6%)
Capital Markets (4.6%)
FactSet Research Systems, Inc.	33,453	11,123,123
MSCI, Inc.	28,338	12,653,767
SEI Investments Co.	207,756	11,939,737

Total Financials		35,716,627

Health Care (15.2%)
Biotechnology (3.8%)
BioMarin Pharmaceutical, Inc.*	99,524	8,727,260
Regeneron Pharmaceuticals, Inc.*	44,413	21,456,364

		30,183,624

Health Care Equipment & Supplies (1.1%)
Intuitive Surgical, Inc.*	10,062	8,231,722

Health Care Technology (1.8%)
Cerner Corp.	179,540	14,090,299

Life Sciences Tools & Services (2.3%)
Illumina, Inc.*	49,774	18,416,380

Pharmaceuticals (6.2%)
Novartis AG (ADR)	251,692	23,767,276
Novo Nordisk A/S (ADR)	85,248	5,954,573
Roche Holding AG (ADR)	441,423	19,351,984

		49,073,833

Total Health Care		119,995,858

Industrials (10.4%)
Aerospace & Defense (4.2%)
Boeing Co. (The)	154,990	33,177,159

Air Freight & Logistics (2.9%)
Expeditors International of Washington, Inc.	240,628	22,886,129

Machinery (3.3%)
Deere & Co.	96,730	26,025,207

Total Industrials		82,088,495

Information Technology (30.3%)
Communications Equipment (1.4%)
Cisco Systems, Inc.	251,116	11,237,441

IT Services (4.7%)
Automatic Data Processing, Inc.	30,356	5,348,727
Visa, Inc., Class A	146,631	32,072,599

		37,421,326

Semiconductors & Semiconductor Equipment (7.4%)
NVIDIA Corp.	73,847	38,562,903
QUALCOMM, Inc.	129,313	19,699,543

		58,262,446

Software (16.8%)
Autodesk, Inc.*	133,299	40,701,517
Microsoft Corp.	89,621	19,933,503
Oracle Corp.	446,638	28,893,012
salesforce.com, Inc.*	94,331	20,991,477
Workday, Inc., Class A*	90,328	21,643,492

		132,163,001

Total Information Technology		239,084,214

Total Investments in Securities (99.2%) (Cost $377,767,669)		781,960,475
Other Assets Less Liabilities (0.8%)		6,584,102

Net Assets (100%)		$788,544,577

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary, summarized in three broad levels, of the inputs used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$103,695,275	$—	$—	$103,695,275
Consumer Discretionary	146,023,650	—	—	146,023,650
Consumer Staples	45,897,024	—	—	45,897,024
Energy	9,459,332	—	—	9,459,332
Financials	35,716,627	—	—	35,716,627
Health Care	119,995,858	—	—	119,995,858
Industrials	82,088,495	—	—	82,088,495
Information Technology	239,084,214	—	—	239,084,214

Total Assets	$781,960,475	$—	$—	$781,960,475

Total Liabilities	$—	$—	$—	$—

Total	$781,960,475	$—	$—	$781,960,475

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$142,162,701
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$218,431,292

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$418,843,694
Aggregate gross unrealized depreciation	(15,045,919)

Net unrealized appreciation	$403,797,775

Federal income tax cost of investments in securities and derivative instruments, if applicable	$378,162,700

For the year ended December 31, 2020, the Portfolio incurred approximately $18 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (Cost $377,767,669)	$781,960,475
Cash	15,269,989
Dividends, interest and other receivables	272,382
Receivable for Portfolio shares sold	53,320
Other assets	2,961

Total assets	797,559,127

LIABILITIES
Payable for securities purchased	7,494,625
Payable for Portfolio shares redeemed	858,201
Investment management fees payable	445,956
Distribution fees payable – Class IB	81,009
Administrative fees payable	62,565
Distribution fees payable – Class IA	20,070
Accrued expenses	52,124

Total liabilities	9,014,550

NET ASSETS	$788,544,577

Net assets were comprised of:
Paid in capital	$353,108,430
Total distributable earnings (loss)	435,436,147

Net assets	$788,544,577

Class IA
Net asset value, offering and redemption price per share, $95,526,654 / 8,611,494 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.09

Class IB
Net asset value, offering and redemption price per share, $385,667,954 / 34,551,032 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.16

Class K
Net asset value, offering and redemption price per share, $307,349,969 / 27,629,023 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.12

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $140,350 foreign withholding tax)	$5,009,710
Interest	19,701
Securities lending (net)	11,281

Total income	5,040,692

EXPENSES
Investment management fees	5,246,016
Distribution fees – Class IB	843,539
Administrative fees	666,779
Distribution fees – Class IA	211,110
Professional fees	74,088
Printing and mailing expenses	66,931
Custodian fees	43,000
Trustees’ fees	22,313
Miscellaneous	13,918

Gross expenses	7,187,694
Less: Waiver from investment manager	(531,003)

Net expenses	6,656,691

NET INVESTMENT INCOME (LOSS)	(1,615,999)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	90,468,533
Net change in unrealized appreciation (depreciation) on investments in securities	108,059,458

NET REALIZED AND UNREALIZED GAIN (LOSS)	198,527,991

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$196,911,992

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,615,999)	$692,550
Net realized gain (loss)	90,468,533	41,330,490
Net change in unrealized appreciation (depreciation)	108,059,458	129,956,267

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	196,911,992	171,979,307

Distributions to shareholders:
Class IA	(7,985,014)	(4,376,877)
Class IB	(32,034,291)	(17,184,279)
Class K	(25,607,676)	(14,704,603)

Total distributions to shareholders	(65,626,981)	(36,265,759)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 734,840 and 1,061,475 shares, respectively ]	7,126,224	9,291,868
Capital shares issued in reinvestment of dividends and distributions [ 734,294 and 482,743 shares, respectively ]	7,985,014	4,376,877
Capital shares repurchased [ (1,658,542) and (1,540,053) shares, respectively ]	(16,428,871)	(13,594,954)

Total Class IA transactions	(1,317,633)	73,791

Class IB
Capital shares sold [ 3,631,949 and 2,996,959 shares, respectively ]	36,289,040	26,529,787
Capital shares issued in reinvestment of dividends and distributions [ 2,927,714 and 1,884,578 shares, respectively ]	32,034,291	17,184,279
Capital shares repurchased [ (6,586,851) and (4,788,976) shares, respectively ]	(65,844,487)	(42,589,008)

Total Class IB transactions	2,478,844	1,125,058

Class K
Capital shares sold [ 3,385,268 and 110,218 shares, respectively ]	30,429,343	929,982
Capital shares issued in reinvestment of dividends and distributions [ 2,348,702 and 1,621,681 shares, respectively ]	25,607,676	14,704,603
Capital shares repurchased [ (6,386,113) and (7,597,479) shares, respectively ]	(64,980,051)	(66,006,433)

Total Class K transactions	(8,943,032)	(50,371,848)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(7,781,821)	(49,172,999)

TOTAL INCREASE (DECREASE) IN NET ASSETS	123,503,190	86,540,549
NET ASSETS:
Beginning of year	665,041,387	578,500,838

End of year	$788,544,577	$665,041,387

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.25	$7.45	$8.54	$6.52	$6.25

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.03)	— #	0.01	— #	0.02
Net realized and unrealized gain (loss)	2.86	2.32	(0.21)	2.25	0.41

Total from investment operations	2.83	2.32	(0.20)	2.25	0.43

Less distributions:
Dividends from net investment income	—	— #	(0.01)	(0.01)	(0.02)
Distributions from net realized gains	(0.99)	(0.52)	(0.88)	(0.22)	(0.14)

Total dividends and distributions	(0.99)	(0.52)	(0.89)	(0.23)	(0.16)

Net asset value, end of year	$11.09	$9.25	$7.45	$8.54	$6.52

Total return	30.95%	31.33%	(3.03)%	34.50%	6.88%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$95,527	$81,449	$65,569	$65,170	$42,741
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%	1.05%	1.05%	1.05%	1.08%
Before waivers and reimbursements (f)	1.13%	1.13%	1.13%	1.13%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.33)%	— %‡‡	0.11%	0.04%	0.29%
Before waivers and reimbursements (f)	(0.40)%	(0.07)%	0.04%	(0.04)%	0.24%
Portfolio turnover rate^	20%	7%	9%	6%	11%

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.31	$7.49	$8.58	$6.55	$6.28

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.03)	— #	0.01	— #	0.02
Net realized and unrealized gain (loss)	2.87	2.34	(0.21)	2.26	0.41

Total from investment operations	2.84	2.34	(0.20)	2.26	0.43

Less distributions:
Dividends from net investment income	—	— #	(0.01)	(0.01)	(0.02)
Distributions from net realized gains	(0.99)	(0.52)	(0.88)	(0.22)	(0.14)

Total dividends and distributions	(0.99)	(0.52)	(0.89)	(0.23)	(0.16)

Net asset value, end of year	$11.16	$9.31	$7.49	$8.58	$6.55

Total return	30.86%	31.44%	(3.01)%	34.50%	6.85%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$385,668	$321,838	$258,438	$275,133	$200,399
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.05%	1.05%	1.05%	1.05%	1.08%
Before waivers and reimbursements (f)	1.13%	1.13%	1.13%	1.13%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.33)%	— %‡‡	0.12%	0.04%	0.30%
Before waivers and reimbursements (f)	(0.41)%	(0.07)%	0.04%	(0.03)%	0.25%
Portfolio turnover rate^	20%	7%	9%	6%	11%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.26	$7.45	$8.54	$6.51	$6.25

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.01)	0.02	0.03	0.02	0.04
Net realized and unrealized gain (loss)	2.86	2.33	(0.21)	2.26	0.40

Total from investment operations	2.85	2.35	(0.18)	2.28	0.44

Less distributions:
Dividends from net investment income	—	(0.02)	(0.03)	(0.03)	(0.04)
Distributions from net realized gains	(0.99)	(0.52)	(0.88)	(0.22)	(0.14)

Total dividends and distributions	(0.99)	(0.54)	(0.91)	(0.25)	(0.18)

Net asset value, end of year	$11.12	$9.26	$7.45	$8.54	$6.51

Total return	31.13%	31.78%	(2.77)%	35.01%	6.99%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$307,350	$261,754	$254,494	$338,898	$292,053
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.80%	0.80%	0.80%	0.80%	0.83%
Before waivers and reimbursements (f)	0.88%	0.88%	0.88%	0.88%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.08)%	0.26%	0.37%	0.30%	0.56%
Before waivers and reimbursements (f)	(0.16)%	0.18%	0.29%	0.22%	0.51%
Portfolio turnover rate^	20%	7%	9%	6%	11%
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares*	15.45%	12.37%	7.58%
Portfolio – Class IB Shares	15.41	12.38	7.55
Portfolio – Class K Shares**	15.54	12.64	9.58
MSCI ACWI ex U.S. Growth (Net) Index	22.20	11.97	6.94

* Class IA shares were not subject to any 12b-1 fees prior to January 1, 2012. ** Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 15.41% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the MSCI ACWI ex U.S. Growth (Net) Index, which returned 22.20% over the same period.

Portfolio Highlights

What helped performance during the year:

•

An underweight position in the energy sector contributed to performance relative to the benchmark. Within this sector, an underweight position in integrated oil and gas company Exxon Mobil Corp. helped relative results.

•

The combination of an overweight allocation and stock selection within the information technology sector also supported relative returns. Within this sector, an overweight position in semiconductor company Texas Instruments, Inc., holdings of IT servicing firm Accenture plc (not a benchmark holding) and not owning shares of network equipment company Cisco Systems, Inc. bolstered relative performance.

•

An underweight position in the real estate sector and stock selection in the financials sector further boosted relative returns. While there were no individual stocks within the real estate sector that were among the Portfolio’s largest relative contributors during the period, within the financials sector, not owning shares of financial services firm Bank of America Corp. contributed in relative terms.

•

Stocks in other sectors that aided relative performance included overweight positions in life sciences supply company Thermo Fisher Scientific, Inc., health care equipment manufacturer Danaher Corp., building and airplane controls manufacturer Honeywell International, Inc. and consumer credit reporting agency Equifax, Inc. Additionally, not owning shares of telecommunication services provider AT&T, Inc. further supported relative returns.

What hurt performance during the year:

•

Security selection in the utilities sector detracted from relative performance, led by the Portfolio’s overweight positions in both power provider FirstEnergy Corp. and energy products and services supplier Dominion Energy, Inc.

•

An underweight allocation to the consumer discretionary sector also weakened relative results. However, there were no individual stocks within this sector that were among the Portfolio’s largest relative detractors during the period.

•

Stock selection in the consumer staples sector held back relative performance. Here, not owning shares of retail giant Walmart, Inc. and an underweight position in shares of household products maker The Procter & Gamble Co. at the beginning of the year and not owning it for the balance of the year dampened relative results.

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•

Elsewhere, the Portfolio’s position in integrated energy company Suncor Energy, Inc. and not owning shares of media conglomerate The Walt Disney Co. weighed on relative returns. Additionally, overweight positions in financial services firms Citigroup, Inc. and US Bancorp, and the timing of the Portfolio’s ownership in shares of global security company Northrop Grumman Corp. and semiconductor company Intel Corp., further detracted from relative performance.

Sector Weightings as of December 31, 2020	Market Value	% of Net Assets
Consumer Staples	$213,033,569	17.1%
Information Technology	207,502,517	16.7
Consumer Discretionary	173,417,365	14.0
Industrials	171,071,759	13.8
Health Care	154,664,608	12.4
Financials	119,808,469	9.6
Materials	119,254,751	9.6
Communication Services	57,112,873	4.6
Utilities	7,172,571	0.6
Energy	5,407,532	0.4
Cash and Other	14,722,160	1.2

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,216.60	$6.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.35	5.84
Class IB
Actual	1,000.00	1,216.10	6.41
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.35	5.84
Class K
Actual	1,000.00	1,216.00	5.01
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.61	4.57

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.15%, 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Australia (0.6%)
Oil Search Ltd.	1,890,597	$5,407,532
WiseTech Global Ltd.	74,147	1,757,782

		7,165,314

Canada (7.4%)
Agnico Eagle Mines Ltd.	249,396	17,553,136
Canadian National Railway Co.	272,262	29,907,981
Element Fleet Management Corp.	948,552	9,970,638
Franco-Nevada Corp.	75,146	9,422,030
Ritchie Bros Auctioneers, Inc.	362,534	25,199,944

		92,053,729

China (5.5%)
51job, Inc. (ADR)*	63,950	4,476,500
Alibaba Group Holding Ltd.*	646,500	19,397,210
China Resources Gas Group Ltd.	1,348,000	7,172,571
Kingsoft Corp. Ltd.	473,000	3,050,649
Tencent Holdings Ltd.	473,500	34,447,691

		68,544,621

Czech Republic (0.2%)
Komercni banka A/S*	71,719	2,193,895

Denmark (1.3%)
Novo Nordisk A/S, Class B	230,982	16,175,640

France (19.1%)
Air Liquide SA	132,108	21,666,573
Capgemini SE	44,080	6,828,222
Danone SA	306,429	20,125,002
Dassault Systemes SE	31,960	6,487,150
EssilorLuxottica SA	176,521	27,505,760
Kering SA	19,187	13,932,616
Legrand SA	74,568	6,650,008
L’Oreal SA	74,645	28,341,872
LVMH Moet Hennessy Louis Vuitton SE	78,185	48,798,463
Pernod Ricard SA	117,961	22,595,986
Schneider Electric SE	243,013	35,120,529

		238,052,181

Germany (6.5%)
Bayer AG (Registered)	239,699	14,101,146
GEA Group AG	302,088	10,805,661
SAP SE	321,656	42,132,212
Symrise AG	104,564	13,847,083

		80,886,102

Hong Kong (3.6%)
AIA Group Ltd.	3,647,369	44,695,555

India (4.4%)
HDFC Bank Ltd.*	1,436,819	28,243,790
Infosys Ltd. (ADR)	745,212	12,631,343
ITC Ltd.	2,611,416	7,469,613
Mahindra & Mahindra Ltd.	620,021	6,114,718

		54,459,464

Ireland (1.4%)
Flutter Entertainment plc	84,926	17,548,196

Israel (0.7%)
Nice Ltd. (ADR)*	30,793	8,731,047

Italy (1.2%)
Prysmian SpA	403,103	14,320,469

Japan (7.2%)
AEON Financial Service Co. Ltd.	429,500	5,141,272
Bandai Namco Holdings, Inc.	134,700	11,644,300
Hitachi Ltd.	633,600	24,943,916
Japan Airport Terminal Co. Ltd.	72,000	4,358,142
Kao Corp.	128,200	9,895,443
Koito Manufacturing Co. Ltd.	163,700	11,129,476
Kose Corp.	47,500	8,096,460
Obic Co. Ltd.	1,600	321,224
Terumo Corp.	329,200	13,747,619

		89,277,852

Mexico (1.0%)
Grupo Financiero Banorte SAB de CV, Class O*	1,660,585	9,150,137
Wal-Mart de Mexico SAB de CV	1,281,436	3,599,702

		12,749,839

Netherlands (2.0%)
Akzo Nobel NV	147,163	15,795,618
Prosus NV*	83,261	8,987,608

		24,783,226

Peru (0.5%)
Credicorp Ltd.	37,623	6,170,924

Singapore (1.1%)
DBS Group Holdings Ltd.	751,700	14,242,258

South Korea (2.0%)
Hugel, Inc.*	12,786	2,210,449
NAVER Corp.*	84,175	22,665,182

		24,875,631

Spain (0.8%)
Amadeus IT Group SA	138,241	10,058,619

Switzerland (13.1%)
Alcon, Inc.*	51,261	3,406,978
Nestle SA (Registered)	489,478	57,644,839
Novartis AG (Registered)	398,139	37,619,256
Roche Holding AG	154,735	54,007,811
Sika AG (Registered)	39,004	10,653,075

		163,331,959

Taiwan (6.4%)
Delta Electronics, Inc.	1,907,000	17,849,705
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	564,955	61,602,693

		79,452,398

United Kingdom (10.0%)
Burberry Group plc*	293,255	7,176,364
Diageo plc	741,136	29,168,630
Experian plc	484,052	18,382,105
Linde plc	116,510	30,317,236
Ocado Group plc*	37,815	1,182,654
Reckitt Benckiser Group plc	291,700	26,096,022
Rolls-Royce Holdings plc*	7,756,344	11,800,066

		124,123,077

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
United States (2.8%)
Accenture plc, Class A	42,525	$11,107,955
Ingersoll Rand, Inc.*	220,596	10,050,354
QIAGEN NV*	258,310	13,395,709

		34,554,018

Total Investments in Securities (98.8%) (Cost $662,415,373)		1,228,446,014
Other Assets Less Liabilities (1.2%)		14,722,160

Net Assets (100%)		$1,243,168,174

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Australia	$—	$7,165,314	$—	$7,165,314
Canada	92,053,729	—	—	92,053,729
China	4,476,500	64,068,121	—	68,544,621
Czech Republic	—	2,193,895	—	2,193,895
Denmark	—	16,175,640	—	16,175,640
France	—	238,052,181	—	238,052,181
Germany	—	80,886,102	—	80,886,102
Hong Kong	—	44,695,555	—	44,695,555
India	12,631,343	41,828,121	—	54,459,464
Ireland	—	17,548,196	—	17,548,196
Israel	8,731,047	—	—	8,731,047
Italy	—	14,320,469	—	14,320,469
Japan	—	89,277,852	—	89,277,852
Mexico	12,749,839	—	—	12,749,839
Netherlands	—	24,783,226	—	24,783,226
Peru	6,170,924	—	—	6,170,924
Singapore	—	14,242,258	—	14,242,258
South Korea	—	24,875,631	—	24,875,631
Spain	—	10,058,619	—	10,058,619
Switzerland	—	163,331,959	—	163,331,959
Taiwan	61,602,693	17,849,705	—	79,452,398
United Kingdom	—	124,123,077	—	124,123,077
United States	21,158,309	13,395,709	—	34,554,018

Total Assets	$219,574,384	$1,008,871,630	$—	$1,228,446,014

Total Liabilities	$—	$—	$—	$—

Total	$219,574,384	$1,008,871,630	$—	$1,228,446,014

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$241,636,318
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$418,093,492

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$599,484,558
Aggregate gross unrealized depreciation	(36,802,040)

Net unrealized appreciation	$562,682,518

Federal income tax cost of investments in securities and derivative instruments, if applicable	$665,763,496

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (Cost $662,415,373)	$1,228,446,014
Cash	13,181,073
Dividends, interest and other receivables	3,042,268
Receivable for securities sold	969,353
Receivable for Portfolio shares sold	392,096
Other assets	4,907

Total assets	1,246,035,711

LIABILITIES
Accrued India taxes	941,337
Investment management fees payable	796,475
Payable for securities purchased	485,183
Payable for Portfolio shares redeemed	390,604
Administrative fees payable	97,977
Distribution fees payable – Class IB	82,017
Distribution fees payable – Class IA	9,491
Accrued expenses	64,453

Total liabilities	2,867,537

NET ASSETS	$1,243,168,174

Net assets were comprised of:
Paid in capital	$640,675,589
Total distributable earnings (loss)	602,492,585

Net assets	$1,243,168,174

Class IA
Net asset value, offering and redemption price per share, $45,655,065 / 5,285,606 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.64

Class IB
Net asset value, offering and redemption price per share, $396,055,034 / 45,742,665 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.66

Class K
Net asset value, offering and redemption price per share, $801,458,075 / 92,719,140 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.64

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $2,467,966 foreign withholding tax)	$18,840,739
Interest	44,577

Total income	18,885,316

EXPENSES
Investment management fees	9,783,860
Administrative fees	1,120,654
Distribution fees – Class IB	851,764
Custodian fees	272,000
Distribution fees – Class IA	100,863
Printing and mailing expenses	97,665
Professional fees	96,885
Trustees’ fees	38,823
Miscellaneous	36,341

Gross expenses	12,398,855
Less: Waiver from investment manager	(859,142)

Net expenses	11,539,713

NET INVESTMENT INCOME (LOSS)	7,345,603

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities (net of India tax of $2,527 on realized gain on investments)	119,832,346
Foreign currency transactions	207,787

Net realized gain (loss)	120,040,133

Change in unrealized appreciation (depreciation) on:
Investments in securities (net of India tax of $414,636 on unrealized appreciation on investments)	54,995,187
Foreign currency translations	209,455

Net change in unrealized appreciation (depreciation)	55,204,642

NET REALIZED AND UNREALIZED GAIN (LOSS)	175,244,775

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$182,590,378

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$7,345,603	$17,089,181
Net realized gain (loss)	120,040,133	34,555,458
Net change in unrealized appreciation (depreciation)	55,204,642	247,201,317

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	182,590,378	298,845,956

Distributions to shareholders:
Class IA	(4,016,872)	(1,673,778)
Class IB	(34,479,737)	(13,736,467)
Class K	(73,450,302)	(39,140,312)

Total distributions to shareholders	(111,946,911)	(54,550,557)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 488,508 and 784,708 shares, respectively ]	3,890,192	6,039,117
Capital shares issued in reinvestment of dividends and distributions [ 476,705 and 211,848 shares, respectively ]	4,016,872	1,673,778
Capital shares repurchased [ (812,221) and (619,726) shares, respectively ]	(6,427,936)	(4,761,244)

Total Class IA transactions	1,479,128	2,951,651

Class IB
Capital shares sold [ 5,132,965 and 6,699,738 shares, respectively ]	40,711,025	50,926,934
Capital shares issued in reinvestment of dividends and distributions [ 4,082,179 and 1,734,963 shares, respectively ]	34,479,737	13,736,467
Capital shares repurchased [ (5,516,923) and (3,849,149) shares, respectively ]	(44,084,279)	(29,744,353)

Total Class IB transactions	31,106,483	34,919,048

Class K
Capital shares sold [ 11,728,360 and 1,208,398 shares, respectively ]	83,321,118	9,250,431
Capital shares issued in reinvestment of dividends and distributions [ 8,708,525 and 4,945,669 shares, respectively ]	73,450,302	39,140,312
Capital shares repurchased [ (32,153,443) and (46,220,863) shares, respectively ]	(264,859,821)	(342,298,641)

Total Class K transactions	(108,088,401)	(293,907,898)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(75,502,790)	(256,037,199)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,859,323)	(11,741,800)
NET ASSETS:
Beginning of year	1,248,027,497	1,259,769,297

End of year	$1,243,168,174	$1,248,027,497

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.22	$6.74	$8.32	$6.57	$6.52

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03	0.09	0.07	0.06	0.06
Net realized and unrealized gain (loss)	1.21	1.73	(0.82)	2.04	0.07

Total from investment operations	1.24	1.82	(0.75)	2.10	0.13

Less distributions:
Dividends from net investment income	(0.04)	(0.10)	(0.07)	(0.06)	(0.07)
Distributions from net realized gains	(0.78)	(0.24)	(0.76)	(0.29)	(0.01)

Total dividends and distributions	(0.82)	(0.34)	(0.83)	(0.35)	(0.08)

Net asset value, end of year	$8.64	$8.22	$6.74	$8.32	$6.57

Total return	15.45%	27.24%	(9.43)%	32.11%	1.95%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$45,655	$42,215	$32,071	$29,947	$25,282
Ratio of expenses to average net assets:
After waivers (f)	1.15%	1.15%	1.19%	1.20%	1.22%
Before waivers (f)	1.22%	1.23%	1.22%	1.23%	1.23%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.43%	1.17%	0.87%	0.74%	0.97%
Before waivers (f)	0.35%	1.09%	0.83%	0.72%	0.96%
Portfolio turnover rate^	21%	7%	20%	12%	20%

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.24	$6.76	$8.33	$6.58	$6.53

Income (loss) from investment operations:
Net investment income (loss) (e)	0.03	0.09	0.07	0.06	0.06
Net realized and unrealized gain (loss)	1.21	1.73	(0.81)	2.04	0.07

Total from investment operations	1.24	1.82	(0.74)	2.10	0.13

Less distributions:
Dividends from net investment income	(0.04)	(0.10)	(0.07)	(0.06)	(0.07)
Distributions from net realized gains	(0.78)	(0.24)	(0.76)	(0.29)	(0.01)

Total dividends and distributions	(0.82)	(0.34)	(0.83)	(0.35)	(0.08)

Net asset value, end of year	$8.66	$8.24	$6.76	$8.33	$6.58

Total return	15.41%	27.16%	(9.28)%	32.06%	1.95%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$396,055	$346,565	$253,137	$262,212	$187,210
Ratio of expenses to average net assets:
After waivers (f)	1.15%	1.15%	1.19%	1.20%	1.22%
Before waivers (f)	1.22%	1.23%	1.22%	1.23%	1.23%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.42%	1.17%	0.88%	0.75%	0.95%
Before waivers (f)	0.35%	1.09%	0.85%	0.73%	0.94%
Portfolio turnover rate^	21%	7%	20%	12%	20%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.23	$6.74	$8.32	$6.57	$6.52

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06	0.11	0.09	0.08	0.08
Net realized and unrealized gain (loss)	1.19	1.74	(0.82)	2.04	0.06

Total from investment operations	1.25	1.85	(0.73)	2.12	0.14

Less distributions:
Dividends from net investment income	(0.06)	(0.12)	(0.09)	(0.08)	(0.08)
Distributions from net realized gains	(0.78)	(0.24)	(0.76)	(0.29)	(0.01)

Total dividends and distributions	(0.84)	(0.36)	(0.85)	(0.37)	(0.09)

Net asset value, end of year	$8.64	$8.23	$6.74	$8.32	$6.57

Total return	15.54%	27.68%	(9.18)%	32.41%	2.21%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$801,458	$859,248	$974,562	$1,217,098	$1,039,625
Ratio of expenses to average net assets:
After waivers (f)	0.90%	0.90%	0.94%	0.95%	0.97%
Before waivers (f)	0.97%	0.98%	0.97%	0.98%	0.98%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.72%	1.47%	1.14%	1.03%	1.23%
Before waivers (f)	0.65%	1.39%	1.11%	1.00%	1.22%
Portfolio turnover rate^	21%	7%	20%	12%	20%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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EQ/MFS INTERNATIONAL INTRINSIC VALUE PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	20.03%	18.24%
MSCI EAFE® Index	7.82	9.75
MSCI EAFE® Value (Net) Index†	(2.63)	2.15

* Date of inception 10/22/18.

†  In 2020, the MSCI EAFE® Index replaced the MSCI EAFE® Value (Net) Index as the Portfolio’s performance benchmark. The Adviser believes that the MSCI EAFE® Index provides a better performance comparison for investors.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 20.03% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the MSCI EAFE® Index and the MSCI EAFE® Value (Net) Index, which returned 7.82% and (2.63)%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Stock selection and an overweight position in both the information technology and consumer staples sectors lifted performance relative to the benchmark. Within the information technology sector, holding shares of integrated circuits and electronic devices developer Cadence Design Systems, Inc., semiconductor firm Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan), simulation software developer ANSYS, Inc. and microchip and electronics manufacturer Samsung Electronics Co. Ltd. (South Korea) benefited relative returns as all four stocks outperformed the benchmark over the reporting period. Within the consumer staples sector, holding shares of strong-performing global food company Nestle SA (Switzerland) and cosmetics and beauty products company L’Oreal SA (France) both supported relative results.

•

Security selection in the industrials sector also contributed positively to relative performance. Here, the Portfolio’s overweight position in electrical distribution equipment manufacturer Schneider Electric SE (France) added to relative returns.

•

An underweight position in the poor-performing energy sector further supported relative results, led by not holding shares of global energy and petrochemicals company Royal Dutch Shell plc (United Kingdom), which declined over the reporting period.

•

Elsewhere, the Portfolio’s holdings of fragrance and flavor products manufacturer Givaudan SA (Switzerland) and not holding shares of banking and financial services company HSBC Holdings plc (United Kingdom) also benefited relative returns.

What hurt performance during the year:

•

An underweight position and, to a lesser extent, stock selection in the consumer discretionary sector detracted from relative performance over the reporting period. Here, the Portfolio’s holdings of food catering company Compass Group plc (United Kingdom) and not holding shares of car maker Toyota Motor Corp. (Japan) both held back relative returns.

•

Not holding any stocks within the utilities sector also weakened relative results. Notably, not holding shares of electric utility company Iberdrola SA, which was held by the benchmark, hindered relative returns as the stock rose over the reporting period.

•

Stocks in other sectors that further weighed on relative performance included not holding shares of strong-performing technology investment firm SoftBank Corp. (Japan), mining giant BHP Billiton (United Kingdom), mining operator Rio Tinto Ltd. (Australia), electronics and electrical engineering company Siemens (Germany), electricity and gas distributor Enel SpA (Italy) and iron ore deposit developer Fortescue Metals Group Ltd. (Australia).

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EQ/MFS INTERNATIONAL INTRINSIC VALUE PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2020	Market Value	% of Net Assets
Consumer Staples	$334,882,991	28.7%
Information Technology	323,829,014	27.8
Industrials	217,661,673	18.7
Materials	107,497,216	9.2
Real Estate	41,151,611	3.5
Health Care	33,228,810	2.9
Consumer Discretionary	31,556,565	2.7
Financials	29,010,829	2.5
Investment Company	10,971,439	0.9
Communication Services	9,532,609	0.8
Energy	2,342,821	0.2
Cash and Other	24,319,912	2.1

		100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,195.20	$6.34
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.36	5.83

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.15%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Brazil (0.3%)
Wheaton Precious Metals Corp.	72,266	$3,018,038

Canada (2.2%)
Agnico Eagle Mines Ltd.	105,879	7,452,038
Descartes Systems Group, Inc. (The)*	54,596	3,193,238
Franco-Nevada Corp.	115,476	14,478,725

		25,124,001

Denmark (1.4%)
Jyske Bank A/S (Registered)*	53,083	2,030,997
Novozymes A/S, Class B	217,262	12,463,572
Sydbank A/S*	70,386	1,553,890

		16,048,459

Finland (0.1%)
Wartsila OYJ Abp	160,462	1,597,632

France (13.2%)
Cie Generale des Etablissements Michelin SCA	30,140	3,864,315
Danone SA	161,159	10,584,263
Dassault Systemes SE	53,847	10,929,710
EssilorLuxottica SA	42,520	6,625,528
Legrand SA	259,221	23,117,446
L’Oreal SA	75,520	28,674,100
LVMH Moet Hennessy Louis Vuitton SE	9,225	5,757,701
Pernod Ricard SA	146,234	28,011,813
Schneider Electric SE	252,426	36,480,907

		154,045,783

Germany (9.1%)
Deutsche Wohnen SE	338,947	18,090,919
GEA Group AG	198,865	7,113,383
Henkel AG & Co. KGaA (Preference) (q)	252,603	28,483,084
Infineon Technologies AG	53,853	2,065,133
Knorr-Bremse AG	35,876	4,894,702
LEG Immobilien AG	39,474	6,127,267
SAP SE	58,841	7,707,307
Symrise AG	106,533	14,107,831
TAG Immobilien AG*	177,031	5,601,391
Vonovia SE	155,221	11,332,034

		105,523,051

Ireland (1.6%)
Kerry Group plc, Class A	69,057	9,997,073
Ryanair Holdings plc (ADR)*	83,715	9,206,976

		19,204,049

Israel (0.6%)
Wix.com Ltd.*	26,688	6,670,932

Japan (20.9%)
Chiba Bank Ltd. (The)	426,200	2,344,502
Disco Corp.	13,000	4,375,091
Ezaki Glico Co. Ltd.	122,200	5,367,072
Hachijuni Bank Ltd. (The)	418,200	1,389,207
Hirose Electric Co. Ltd.	104,100	15,778,074
Ito En Ltd.	262,000	16,569,270
Kansai Paint Co. Ltd.	200,400	6,162,123
Kao Corp.	286,100	22,083,357
Kobayashi Pharmaceutical Co. Ltd.	162,400	19,833,073
Kose Corp.	22,200	3,784,030
Lion Corp.	138,300	3,345,827
Mebuki Financial Group, Inc.	704,000	1,384,068
Nihon Kohden Corp.	296,300	11,019,244
Nissin Foods Holdings Co. Ltd.	41,700	3,570,074
Nomura Research Institute Ltd.	256,700	9,186,059
North Pacific Bank Ltd.	626,700	1,323,138
Obic Co. Ltd.	51,000	10,239,020
Omron Corp.	118,600	10,567,236
Rohto Pharmaceutical Co. Ltd.	302,200	8,941,175
Santen Pharmaceutical Co. Ltd.	731,700	11,869,619
Secom Co. Ltd.	168,300	15,512,189
Shimadzu Corp.	299,200	11,619,699
SMC Corp.	22,400	13,656,288
Sohgo Security Services Co. Ltd.	87,900	4,554,404
Terumo Corp.	247,600	10,339,947
Toyo Suisan Kaisha Ltd.	288,600	14,031,011
Yokogawa Electric Corp.	246,000	4,893,555

		243,738,352

Netherlands (1.8%)
Euronext NV (m)	51,514	5,673,327
Heineken NV	135,008	15,045,145

		20,718,472

South Korea (2.0%)
Samsung Electronics Co. Ltd.	314,477	23,448,989

Spain (1.9%)
Amadeus IT Group SA	304,918	22,186,283

Sweden (0.5%)
Epiroc AB, Class A	331,928	6,037,365

Switzerland (12.7%)
Chocoladefabriken Lindt & Spruengli AG	126	1,228,262
Cie Financiere Richemont SA (Registered)	88,377	7,994,160
Geberit AG (Registered)	12,705	7,953,362
Givaudan SA (Registered)	8,712	36,705,930
Julius Baer Group Ltd.	61,159	3,523,223
Nestle SA (Registered)	426,042	50,174,109
Schindler Holding AG	27,602	7,439,102
SGS SA (Registered)	6,111	18,430,329
Sika AG (Registered)	32,222	8,800,722
UBS Group AG (Registered)	403,791	5,687,647

		147,936,846

Taiwan (3.7%)
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	400,958	43,720,460

United Kingdom (11.1%)
Compass Group plc	389,985	7,268,940
Croda International plc	47,763	4,308,237
Diageo plc	544,276	21,420,880
Experian plc	350,940	13,327,113
Halma plc	343,759	11,512,515
Hiscox Ltd.	301,688	4,100,830
IMI plc	668,760	10,654,267

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Intertek Group plc	151,000	$11,662,697
Reckitt Benckiser Group plc	248,659	22,245,494
Spectris plc	189,693	7,310,038
Spirax-Sarco Engineering plc	102,948	15,901,258

		129,712,269

United States (13.9%)
Alphabet, Inc., Class A*	5,439	9,532,609
Analog Devices, Inc.	148,607	21,953,712
ANSYS, Inc.*	83,907	30,525,367
Cadence Design Systems, Inc.*	428,297	58,432,560
Colgate-Palmolive Co.	251,361	21,493,879
Core Laboratories NV	88,375	2,342,821
Nordson Corp.	50,372	10,122,253
Texas Instruments, Inc.	45,781	7,514,036

		161,917,237

Total Common Stocks (97.0%) (Cost $797,316,484)		1,130,648,218

	Number of Warrants	Value (Note 1)
WARRANT:
Switzerland (0.0%)
Cie Financiere Richemont SA, expiring 11/22/23* (Cost $—)	176,754	45,921

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENT:
Investment Company (0.9%)
JPMorgan Prime Money Market Fund, IM Shares	10,965,956	10,971,439

Total Short-Term Investment (0.9%) (Cost $10,971,181)		10,971,439

Total Investments in Securities (97.9%) (Cost $808,287,665)		1,141,665,578
Other Assets Less Liabilities (2.1%)		24,319,912

Net Assets (100%)		$1,165,985,490

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $5,673,327 or 0.5% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.

Glossary:

ADR	— American Depositary Receipt
JPY	— Japanese Yen
USD	— United States Dollar

Forward Foreign Currency Contracts outstanding as of December 31, 2020 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	34,506,038	JPY	3,645,525,000	HSBC Bank plc	2/19/2021	(818,425)
USD	7,950,028	JPY	840,000,000	Morgan Stanley	2/19/2021	(189,416)

Net unrealized depreciation						(1,007,841)

See Notes to Financial Statements.

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EQ/MFS INTERNATIONAL INTRINSIC VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Brazil	$3,018,038	$—	$—	$3,018,038
Canada	25,124,001	—	—	25,124,001
Denmark	—	16,048,459	—	16,048,459
Finland	—	1,597,632	—	1,597,632
France	—	154,045,783	—	154,045,783
Germany	—	105,523,051	—	105,523,051
Ireland	9,206,976	9,997,073	—	19,204,049
Israel	6,670,932	—	—	6,670,932
Japan	—	243,738,352	—	243,738,352
Netherlands	—	20,718,472	—	20,718,472
South Korea	—	23,448,989	—	23,448,989
Spain	—	22,186,283	—	22,186,283
Sweden	—	6,037,365	—	6,037,365
Switzerland	—	147,936,846	—	147,936,846
Taiwan	43,720,460	—	—	43,720,460
United Kingdom	—	129,712,269	—	129,712,269
United States	161,917,237	—	—	161,917,237
Short-Term Investment
Investment Company	10,971,439	—	—	10,971,439
Warrant
Switzerland	—	45,921	—	45,921

Total Assets	$260,629,083	$881,036,495	$—	$1,141,665,578

Liabilities:
Forward Currency Contracts	$—	$(1,007,841)	$—	$(1,007,841)

Total Liabilities	$—	$(1,007,841)	$—	$(1,007,841)

Total	$260,629,083	$880,028,654	$—	$1,140,657,737

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Liability Derivatives	Fair Value
Foreign exchange contracts	Payables	$(1,007,841)

Total		$(1,007,841)

See Notes to Financial Statements.

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EQ/MFS INTERNATIONAL INTRINSIC VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$391,150	$391,150

Total	$391,150	$391,150

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(2,033,526)	$(2,033,526)

Total	$(2,033,526)	$(2,033,526)

^ This Portfolio held forward foreign currency contracts as a substitute for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $40,493,000 during the year ended December 31, 2020.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2020:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
HSBC Bank plc	$818,425	$—	$—	$818,425
Morgan Stanley	189,416	—	—	189,416

Total	$1,007,841	$—	$—	$1,007,841

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$120,129,349
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$149,217,759

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$349,667,277
Aggregate gross unrealized depreciation	(16,469,600)

Net unrealized appreciation	$333,197,677

Federal income tax cost of investments in securities and derivative instruments, if applicable	$807,460,060

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (Cost $808,287,665)	$1,141,665,578
Cash	25,100,000
Foreign cash (Cost $1)	1
Dividends, interest and other receivables	1,991,158
Receivable for Portfolio shares sold	290,182
Receivable for securities sold	121,186
Other assets	4,559

Total assets	1,169,172,664

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	1,007,841
Payable for Portfolio shares redeemed	958,298
Investment management fees payable	743,382
Distribution fees payable – Class IB	241,443
Administrative fees payable	91,200
Payable for securities purchased	60,650
Accrued expenses	84,360

Total liabilities	3,187,174

NET ASSETS	$1,165,985,490

Net assets were comprised of:
Paid in capital	$824,219,543
Total distributable earnings (loss)	341,765,947

Net assets	$1,165,985,490

Class IB
Net asset value, offering and redemption price per share, $1,165,985,490 / 32,048,840 shares outstanding (unlimited amount authorized: $0.01 par value)	$36.38

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $1,669,412 foreign withholding tax)	$14,904,943
Interest	106,546

Total income	15,011,489

EXPENSES
Investment management fees	8,574,611
Distribution fees – Class IB	2,522,743
Administrative fees	961,333
Custodian fees	133,000
Professional fees	91,484
Printing and mailing expenses	86,762
Trustees’ fees	32,118
Miscellaneous	31,982

Gross expenses	12,434,033
Less: Waiver from investment manager	(834,831)

Net expenses	11,599,202

NET INVESTMENT INCOME (LOSS)	3,412,287

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	16,642,896
Forward foreign currency contracts	391,150
Foreign currency transactions	(12,750)

Net realized gain (loss)	17,021,296

Change in unrealized appreciation (depreciation) on:
Investments in securities	174,919,020
Forward foreign currency contracts	(2,033,526)
Foreign currency translations	86,538

Net change in unrealized appreciation (depreciation)	172,972,032

NET REALIZED AND UNREALIZED GAIN (LOSS)	189,993,328

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$193,405,615

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,412,287	$6,406,072
Net realized gain (loss)	17,021,296	3,956,679
Net change in unrealized appreciation (depreciation)	172,972,032	194,326,294

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	193,405,615	204,689,045

Distributions to shareholders:
Class IB	(13,124,646)	(8,646,639)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [2,008,266 and 2,836,890 shares, respectively]	63,368,806	79,423,502
Capital shares issued in reinvestment of dividends and distributions [ 376,148 and 286,750 shares, respectively]	13,124,646	8,646,639
Capital shares repurchased [(3,068,856) and (2,269,284) shares, respectively]	(94,699,379)	(63,755,642)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(18,205,927)	24,314,499

TOTAL INCREASE (DECREASE) IN NET ASSETS	162,075,042	220,356,905
NET ASSETS:
Beginning of year	1,003,910,448	783,553,543

End of year	$1,165,985,490	$1,003,910,448

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 22, 2018* to December 31, 2018
Class IB	2020		2019
Net asset value, beginning of period	$30.67		$24.58		$25.69

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11		0.20		(0.01)
Net realized and unrealized gain (loss)	6.01		6.16		(1.10)

Total from investment operations	6.12		6.36		(1.11)

Less distributions:
Dividends from net investment income	(0.08)		(0.20)		—
Distributions from net realized gains	(0.33)		(0.07)		—

Total dividends and distributions	(0.41)		(0.27)		—

Net asset value, end of period	$36.38		$30.67		$24.58

Total return (b)	20.03%		25.88%		(4.32)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,165,985		$1,003,910		$783,554
Ratio of expenses to average net assets:
After waivers (a)(f)	1.15	%(j)	1.15	%(j)	1.15	%(j)
Before waivers (a)(f)	1.23%		1.25%		1.29%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.34%		0.70%		(0.22	)%(l)
Before waivers (a)(f)	0.26%		0.60%		(0.36	)%(l)
Portfolio turnover rate^	12%		14%		1	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.15% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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EQ/MFS MID CAP FOCUSED GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	29.76%	24.23%
Russell Midcap® Growth Index	35.59	27.25

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 29.76% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell Midcap® Growth Index, which returned 35.59% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection in the financials sector contributed to relative performance, led by an overweight position in index data provider MSCI, Inc.

•

Elsewhere, the Portfolio’s overweight positions in electronic devices developer Cadence Design Systems, Inc., diversified industrial product manufacturer Monolithic Power Systems, Inc., software developer Take-Two Interactive Software, Inc., dating products provider Match Group, Inc., global medical technology company Masimo Corp. and diversified internet and media company IAC/InterActiveCorp supported relative results. In addition, the Portfolio’s holdings of software services provider Autodesk, Inc. and data recording products provider Nice Ltd. (Israel) helped relative results. Avoiding shares of poor-performing hotel and gaming operator Hilton Group further supported relative performance.

What hurt performance during the year:

•

A combination of stock selection and an underweight allocation to the information technology sector detracted from performance relative to the benchmark. Here, an overweight position in financial technology services provider Fiserv, Inc. and not owning both strong-performing communication software services provider Twilio, Inc. and advertising technology platform operator The Trade Desk, Inc. held back relative returns.

•

Stock selection in the health care sector detracted from relative performance. Here, the timing of the Portfolio’s ownership in shares of medical device manufacturing company DexCom, Inc. and not owning strong-performing biotechnology company Moderna, Inc. hurt relative results.

•

Stock selection and, to a lesser extent, an underweight allocation to the consumer discretionary sector hurt relative results. Here, the Portfolio’s overweight holdings of education services provider Bright Horizons Family Solutions, Inc. and pizza delivery company Domino’s Pizza, Inc. also weighed on relative results.

•

Elsewhere, an overweight position in construction materials company Vulcan Materials Co., not owning streaming platform services provider Roku, Inc. and the holdings of diversified financial services provider Wolters Kluwer NV (Netherlands) negatively impacted relative returns.

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EQ/MFS MID CAP FOCUSED GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2020	% of Net Assets
Information Technology	25.6%
Health Care	20.0
Industrials	19.8
Consumer Discretionary	10.0
Communication Services	9.6
Financials	7.0
Materials	3.9
Real Estate	3.1
Cash and Other	1.0

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,260.70	$6.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.61	5.58

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.10%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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EQ/MFS MID CAP FOCUSED GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (9.6%)
Entertainment (4.1%)
Electronic Arts, Inc.	53,577	$7,693,657
Take-Two Interactive Software, Inc.*	51,205	10,639,887

		18,333,544

Interactive Media & Services (5.5%)
Eventbrite, Inc., Class A*	287,316	5,200,420
IAC/InterActiveCorp*	42,175	7,985,836
Match Group, Inc.*	72,998	11,036,568

		24,222,824

Total Communication Services		42,556,368

Consumer Discretionary (10.0%)
Distributors (1.5%)
Pool Corp.	17,145	6,386,513

Diversified Consumer Services (2.7%)
Bright Horizons Family Solutions, Inc.*	69,989	12,107,397

Hotels, Restaurants & Leisure (2.4%)
Chipotle Mexican Grill, Inc.*	3,239	4,491,553
Domino’s Pizza, Inc.	15,619	5,989,262

		10,480,815

Specialty Retail (3.4%)
Burlington Stores, Inc.*	33,730	8,822,081
O’Reilly Automotive, Inc.*	13,840	6,263,569

		15,085,650

Total Consumer Discretionary		44,060,375

Financials (7.0%)
Capital Markets (5.1%)
MSCI, Inc.	32,522	14,522,048
Nasdaq, Inc.	58,978	7,828,740

		22,350,788

Insurance (1.9%)
Arthur J Gallagher & Co.	67,518	8,352,652

Total Financials		30,703,440

Health Care (20.0%)
Biotechnology (1.3%)
Seagen, Inc.*	32,658	5,719,722

Health Care Equipment & Supplies (6.2%)
Masimo Corp.*	38,735	10,395,699
STERIS plc	58,679	11,122,018
West Pharmaceutical Services, Inc.	21,053	5,964,525

		27,482,242

Life Sciences Tools & Services (12.5%)
Adaptive Biotechnologies Corp.*	65,088	3,848,654
Agilent Technologies, Inc.	61,241	7,256,446
Bio-Techne Corp.	40,035	12,713,114
Charles River Laboratories International, Inc.*	36,674	9,163,366
ICON plc*	48,696	9,494,746
PerkinElmer, Inc.	86,284	12,381,754

		54,858,080

Total Health Care		88,060,044

Industrials (19.8%)
Commercial Services & Supplies (3.2%)
Copart, Inc.*	109,034	13,874,577

Electrical Equipment (2.1%)
AMETEK, Inc.	77,194	9,335,842

Machinery (1.8%)
IDEX Corp.	40,652	8,097,879

Professional Services (12.7%)
Clarivate plc*	343,975	10,219,497
CoStar Group, Inc.*	11,201	10,352,860
Equifax, Inc.	35,872	6,917,556
TransUnion	84,617	8,395,699
Verisk Analytics, Inc.	59,608	12,374,025
Wolters Kluwer NV	93,038	7,849,351

		56,108,988

Total Industrials		87,417,286

Information Technology (25.6%)
IT Services (5.0%)
Black Knight, Inc.*	90,518	7,997,265
Global Payments, Inc.	34,893	7,516,650
Okta, Inc.*	25,811	6,562,705

		22,076,620

Semiconductors & Semiconductor Equipment (5.7%)
Entegris, Inc.	97,387	9,358,891
Monolithic Power Systems, Inc.	43,593	15,965,064

		25,323,955

Software (14.9%)
Autodesk, Inc.*	27,311	8,339,141
Cadence Design Systems, Inc.*	190,586	26,001,648
Coupa Software, Inc.*	21,243	7,199,465
Nice Ltd. (ADR)*	32,522	9,221,288
RingCentral, Inc., Class A*	18,689	7,082,570
Synopsys, Inc.*	30,241	7,839,677

		65,683,789

Total Information Technology		113,084,364

Materials (3.9%)
Chemicals (1.7%)
Scotts Miracle-Gro Co. (The)	38,165	7,600,178

Construction Materials (2.2%)
Vulcan Materials Co.	64,748	9,602,776

Total Materials		17,202,954

Real Estate (3.1%)
Equity Real Estate Investment Trusts (REITs) (3.1%)
CoreSite Realty Corp. (REIT)	48,019	6,015,820
SBA Communications Corp. (REIT)	27,865	7,861,553

Total Real Estate		13,877,373

Total Investments in Securities (99.0%) (Cost $313,485,889)		436,962,204
Other Assets Less Liabilities (1.0%)		4,247,522

Net Assets (100%)		$441,209,726

*	Non-income producing.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$42,556,368	$—	$—	$42,556,368
Consumer Discretionary	44,060,375	—	—	44,060,375
Financials	30,703,440	—	—	30,703,440
Health Care	88,060,044	—	—	88,060,044
Industrials	79,567,935	7,849,351	—	87,417,286
Information Technology	113,084,364	—	—	113,084,364
Materials	17,202,954	—	—	17,202,954
Real Estate	13,877,373	—	—	13,877,373

Total Assets	$429,112,853	$7,849,351	$—	$436,962,204

Total Liabilities	$—	$—	$—	$—

Total	$429,112,853	$7,849,351	$—	$436,962,204

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$144,332,314
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$151,790,212

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$123,654,038
Aggregate gross unrealized depreciation	(138,099)

Net unrealized appreciation	$123,515,939

Federal income tax cost of investments in securities and derivative instruments, if applicable	$313,446,265

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (Cost $313,485,889)	$436,962,204
Cash	4,712,263
Receivable for Portfolio shares sold	103,567
Dividends, interest and other receivables	80,860
Other assets	10,301

Total assets	441,869,195

LIABILITIES
Investment management fees payable	250,511
Payable for Portfolio shares redeemed	211,973
Distribution fees payable – Class IB	89,990
Administrative fees payable	33,992
Accrued expenses	73,003

Total liabilities	659,469

NET ASSETS	$441,209,726

Net assets were comprised of:
Paid in capital	$319,855,881
Total distributable earnings (loss)	121,353,845

Net assets	$441,209,726

Class IB
Net asset value, offering and redemption price per share, $441,209,726 / 25,716,543 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.16

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $19,968 foreign withholding tax)	$1,957,750
Interest	18,553

Total income	1,976,303

EXPENSES
Investment management fees	3,076,091
Distribution fees – Class IB	904,734
Administrative fees	344,748
Professional fees	71,585
Printing and mailing expenses	47,114
Custodian fees	31,000
Trustees’ fees	11,531
Tax expense	5,855
Miscellaneous	11,645

Gross expenses	4,504,303
Less: Waiver from investment manager	(516,084)

Net expenses	3,988,219

NET INVESTMENT INCOME (LOSS)	(2,011,916)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(2,231,118)
Foreign currency transactions	16,949

Net realized gain (loss)	(2,214,169)

Net change in unrealized appreciation (depreciation) on investments in securities	104,686,388

NET REALIZED AND UNREALIZED GAIN (LOSS)	102,472,219

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$100,460,303

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(2,011,916)	$(1,028,529)
Net realized gain (loss)	(2,214,169)	49,871,403
Net change in unrealized appreciation (depreciation)	104,686,388	41,396,538

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	100,460,303	90,239,412

Distributions to shareholders:
Class IB	(46,445,905)	(1,311,311)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [2,527,019 and 2,990,817 shares, respectively]	39,123,754	41,051,981
Capital shares issued in reinvestment of dividends and distributions [ 3,065,644 and 88,468 shares, respectively]	46,445,905	1,311,311
Capital shares repurchased [(2,984,729) and (2,134,387) shares, respectively]	(45,563,987)	(29,307,628)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	40,005,672	13,055,664

TOTAL INCREASE (DECREASE) IN NET ASSETS	94,020,070	101,983,765
NET ASSETS:
Beginning of year	347,189,656	245,205,891

End of year	$441,209,726	$347,189,656

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 22, 2018* to December 31, 2018
Class IB	2020		2019
Net asset value, beginning of period	$15.02		$11.06		$12.14

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.09)		(0.05)		—	#
Net realized and unrealized gain (loss)	4.29		4.06		(1.08)

Total from investment operations	4.20		4.01		(1.08)

Less distributions:
Dividends from net investment income	—		—	#	—	#
Distributions from net realized gains	(2.06)		(0.05)		—

Total dividends and distributions	(2.06)		(0.05)		—	#

Net asset value, end of period	$17.16		$15.02		$11.06

Total return (b)	29.76%		36.33%		(8.89)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$441,210		$347,190		$245,206
Ratio of expenses to average net assets:
After waivers (a)(f)	1.10	%(j)	1.10	%(j)	1.10	%(j)
Before waivers (a)(f)	1.24%		1.25%		1.31%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.56)%		(0.33)%		(0.11	)%(l)
Before waivers (a)(f)	(0.70)%		(0.48)%		(0.32	)%(l)
Portfolio turnover rate^	40%		113	%(h)	7	%(z)
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 22%.

(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.10% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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EQ/MFS TECHNOLOGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	46.83%	30.24%
S&P North American Technology Sector Index	45.15	32.61
S&P 500® Index	18.40	17.13

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 46.83% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the S&P North American Technology Sector Index and the S&P 500® Index, which returned 45.15% and 18.40%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the software industry benefited performance relative to the benchmark. Within this industry, the Portfolio’s overweight positions in computer software company DocuSign, Inc., global enterprise cloud communications and collaboration solutions provider RingCentral, Inc. and cloud-based marketing and sales software platform HubSpot Inc. lifted relative returns. Holding shares of cloud and IT services provider Rakus Co. Ltd. (Japan) also helped relative results.

•

Avoiding holdings within the communications equipment industry also contributed to relative performance. Here, not holding shares of Cisco Systems, Inc. supported relative returns as the stock declined over the reporting period.

•

Security selection and, to a lesser extent, an overweight position in the internet & direct marketing retail industry further aided relative results. Within this industry, the Portfolio’s overweight position in online pet food and products retailer Chewy, Inc. and holdings of luxury fashion online retailer Farfetch Ltd. (United Kingdom) were positive drivers of relative returns.

•

Stocks in other industries that supported relative performance included not holding shares of semiconductor company Intel and diversified technology products and services company International Business Machines Corp. (IBM) and holding shares of digital health company Livongo Health, Inc.

What hurt performance during the year:

•

An underweight position in the technology hardware storage & peripherals industry weighed on relative performance over the reporting period, led by the Portfolio’s underweight position in strong-performing computer and personal electronics maker Apple, Inc.

•

Stock selection and an overweight position in the professional services industry also weakened relative returns. However, there were no individual stocks within this industry that were among the Portfolio’s top relative detractors over the reporting period.

•

Elsewhere, stocks that also negatively impacted relative results included the timing of the Portfolio’s ownership in shares of both financial technology services provider Fiserv, Inc. and semiconductor manufacturer Microchip Technology, Inc. Holding shares of poor-performing online and mobile commerce company Alibaba Group Holding Ltd. (China) further hindered relative results. Underweighting shares of cloud-based e-commerce

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platform operator Shopify Inc. (Canada) and computer graphics processor maker NVIDIA Corp., overweighting shares of electronic payment services company Global Payments, Inc., global provider of banking and payment technologies Fidelity National Information Services, Inc. and software giant Microsoft Corp., and not holding wireless communications software company QUALCOMM, Inc. weighed on relative returns.

Sector Weightings as of December 31, 2020	% of Net Assets
Information Technology	60.3%
Communication Services	17.4
Consumer Discretionary	15.3
Industrials	3.0
Health Care	1.8
Financials	0.8
Investment Company	0.6
Cash and Other	0.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,246.90	$6.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.44	5.75

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.13%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (17.4%)
Entertainment (5.0%)
Activision Blizzard, Inc.	111,061	$10,312,014
Electronic Arts, Inc.	51,631	7,414,211
NetEase, Inc. (ADR)	63,845	6,114,436
Sea Ltd. (ADR)*	13,127	2,612,929
Take-Two Interactive Software, Inc.*	33,415	6,943,303

		33,396,893

Interactive Media & Services (11.3%)
Alphabet, Inc., Class A*	13,165	23,073,506
Eventbrite, Inc., Class A*	92,862	1,680,802
Facebook, Inc., Class A*	97,412	26,609,062
Match Group, Inc.*	39,308	5,942,976
Pinterest, Inc., Class A*	71,132	4,687,599
Tencent Holdings Ltd.	178,100	12,956,988

		74,950,933

Media (1.1%)
Charter Communications, Inc., Class A*	11,144	7,372,313

Total Communication Services		115,720,139

Consumer Discretionary (15.3%)
Hotels, Restaurants & Leisure (0.5%)
Airbnb, Inc., Class A*	1,397	205,080
DraftKings, Inc., Class A*	65,758	3,061,692

		3,266,772

Internet & Direct Marketing Retail (14.8%)
Alibaba Group Holding Ltd. (ADR)*	50,425	11,735,410
Allegro.eu SA (m)*	91,543	2,075,566
Amazon.com, Inc.*	19,217	62,588,424
Booking Holdings, Inc.*	2,805	6,247,492
Chewy, Inc., Class A*	57,596	5,177,305
ContextLogic, Inc., Class A*	90,130	1,643,971
Farfetch Ltd., Class A*	87,767	5,600,412
MercadoLibre, Inc.*	2,350	3,936,767

		99,005,347

Total Consumer Discretionary		102,272,119

Financials (0.8%)
Capital Markets (0.8%)
Nasdaq, Inc.	28,295	3,755,878
Tradeweb Markets, Inc., Class A	26,133	1,632,006

Total Financials		5,387,884

Health Care (1.8%)
Health Care Providers & Services (0.6%)
Guardant Health, Inc.*	32,784	4,225,202

Health Care Technology (0.1%)
Teladoc Health, Inc.*	2,561	512,098

Life Sciences Tools & Services (1.1%)
Adaptive Biotechnologies Corp.*	39,553	2,338,769
Bio-Techne Corp.	10,932	3,471,456
Maravai LifeSciences Holdings, Inc., Class A*	46,377	1,300,875

		7,111,100

Total Health Care		11,848,400

Industrials (3.0%)
Professional Services (3.0%)
Clarivate plc*	160,237	4,760,641
Dun & Bradstreet Holdings, Inc.*	107,274	2,671,123
IHS Markit Ltd.	14,639	1,315,021
TransUnion	38,824	3,852,117
Verisk Analytics, Inc.	17,386	3,609,160
Wolters Kluwer NV	43,203	3,644,914

Total Industrials		19,852,976

Information Technology (60.3%)
IT Services (20.5%)
Black Knight, Inc.*	48,918	4,321,905
CACI International, Inc., Class A*	11,042	2,753,102
Endava plc (ADR)*	72,246	5,544,881
EPAM Systems, Inc.*	15,523	5,562,667
Fidelity National Information Services, Inc.	66,683	9,432,977
Global Payments, Inc.	81,161	17,483,703
Mastercard, Inc., Class A	75,708	27,023,214
Nuvei Corp. (m)*	56,427	3,398,598
Okta, Inc.*	20,871	5,306,660
PayPal Holdings, Inc.*	104,965	24,582,803
Shopify, Inc., Class A*	1,347	1,524,737
Square, Inc., Class A*	20,885	4,545,411
Twilio, Inc., Class A*	12,599	4,264,762
Visa, Inc., Class A	78,139	17,091,343
Wix.com Ltd.*	15,672	3,917,373

		136,754,136

Semiconductors & Semiconductor Equipment (10.2%)
Advanced Micro Devices, Inc.*	152,258	13,963,581
Allegro MicroSystems, Inc.*	99,612	2,655,656
ASML Holding NV (Registered) (NYRS)	8,799	4,291,448
KLA Corp.	29,546	7,649,755
Lam Research Corp.	22,065	10,420,638
Marvell Technology Group Ltd.	132,803	6,313,455
NVIDIA Corp.	26,932	14,063,890
Skyworks Solutions, Inc.	48,691	7,443,880
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	12,260	1,336,830

		68,139,133

Software (26.3%)
Adobe, Inc.*	46,473	23,242,077
Asana, Inc., Class A*	91,720	2,710,326
Atlassian Corp. plc, Class A*	19,979	4,672,489
Autodesk, Inc.*	25,625	7,824,337
Bentley Systems, Inc., Class B	19,935	807,567
Constellation Software, Inc.	4,309	5,595,437
Coupa Software, Inc.*	933	316,203
Descartes Systems Group, Inc. (The)*	58,859	3,442,574
DocuSign, Inc.*	22,012	4,893,268

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
HubSpot, Inc.*	18,989	$7,527,999
Microsoft Corp.	274,912	61,145,927
Ping Identity Holding Corp.*	63,100	1,807,184
Q2 Holdings, Inc.*	30,484	3,857,141
Rakus Co. Ltd.	113,800	2,636,285
RingCentral, Inc., Class A*	28,920	10,959,812
salesforce.com, Inc.*	66,856	14,877,466
ServiceNow, Inc.*	24,377	13,417,832
Topicus.com, Inc.*	8,013	30,294
Zendesk, Inc.*	38,899	5,567,225

		175,331,443

Technology Hardware, Storage & Peripherals (3.3%)
Apple, Inc.	166,442	22,085,189

Total Information Technology		402,309,901

Total Common Stocks (98.6%) (Cost $405,210,286)		657,391,419

SHORT-TERM INVESTMENT:
Investment Company (0.6%)
JPMorgan Prime Money Market Fund, IM Shares	4,165,356	4,167,439

Total Short-Term Investment (0.6%) (Cost $4,167,688)		4,167,439

Total Investments in Securities (99.2%) (Cost $409,377,974)		661,558,858
Other Assets Less Liabilities (0.8%)		5,344,612

Net Assets (100%)		$666,903,470

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $5,474,164 or 0.8% of net assets.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$102,763,151	$12,956,988	$—	$115,720,139
Consumer Discretionary	100,196,553	2,075,566	—	102,272,119
Financials	5,387,884	—	—	5,387,884
Health Care	11,848,400	—	—	11,848,400
Industrials	16,208,062	3,644,914	—	19,852,976
Information Technology	399,643,322	2,666,579	—	402,309,901
Short-Term Investment
Investment Company	4,167,439	—	—	4,167,439

Total Assets	$640,214,811	$21,344,047	$—	$661,558,858

Total Liabilities	$—	$—	$—	$—

Total	$640,214,811	$21,344,047	$—	$661,558,858

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 0%)*	$206,744,651
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 1%)*	$192,244,191

*	During the year ended December 31, 2020, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$252,689,532
Aggregate gross unrealized depreciation	(621,554)

Net unrealized appreciation	$252,067,978

Federal income tax cost of investments in securities and derivative instruments, if applicable	$409,490,880

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (Cost $409,377,974)	$661,558,858
Cash	6,200,000
Receivable for Portfolio shares sold	316,496
Dividends, interest and other receivables	45,582
Other assets	3,132

Total assets	668,124,068

LIABILITIES
Payable for Portfolio shares redeemed	530,281
Investment management fees payable	416,178
Distribution fees payable – Class IB	138,727
Administrative fees payable	52,401
Accrued expenses	83,011

Total liabilities	1,220,598

NET ASSETS	$666,903,470

Net assets were comprised of:
Paid in capital	$406,489,150
Total distributable earnings (loss)	260,414,320

Net assets	$666,903,470

Class IB
Net asset value, offering and redemption price per share, $666,903,470 / 20,745,096 shares outstanding (unlimited amount authorized: $0.01 par value)	$32.15

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $12,354 foreign withholding tax)	$1,646,826
Interest	21,834

Total income	1,668,660

EXPENSES
Investment management fees	3,413,316
Distribution fees – Class IB	1,137,772
Administrative fees	433,481
Professional fees	78,569
Printing and mailing expenses	53,910
Custodian fees	33,500
Trustees’ fees	11,867
Miscellaneous	10,027

Gross expenses	5,172,442
Less: Waiver from investment manager	(222)

Net expenses	5,172,220

NET INVESTMENT INCOME (LOSS)	(3,503,560)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	30,367,870
Foreign currency transactions	2,304

Net realized gain (loss)	30,370,174

Change in unrealized appreciation (depreciation) on:
Investments in securities	160,009,779
Foreign currency translations	29

Net change in unrealized appreciation (depreciation)	160,009,808

NET REALIZED AND UNREALIZED GAIN (LOSS)	190,379,982

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$186,876,422

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(3,503,560)	$(1,579,390)
Net realized gain (loss)	30,370,174	(2,481,697)
Net change in unrealized appreciation (depreciation)	160,009,808	72,712,267

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	186,876,422	68,651,180

Distributions to shareholders:
Class IB	(13,443,707)	—

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [3,547,260 and 1,987,607 shares, respectively]	94,699,196	40,164,665
Capital shares issued in connection with merger (Note 8) [7,349,036 and 0 shares, respectively]	186,754,391	—
Capital shares issued in reinvestment of distributions [ 430,775 and 0 shares, respectively]	13,443,707	—
Capital shares repurchased [(2,574,766) and (1,429,419) shares, respectively]	(69,547,562)	(28,948,157)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	225,349,732	11,216,508

TOTAL INCREASE (DECREASE) IN NET ASSETS	398,782,447	79,867,688
NET ASSETS:
Beginning of year	268,121,023	188,253,335

End of year	$666,903,470	$268,121,023

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 22, 2018* to December 31, 2018
Class IB	2020		2019
Net asset value, beginning of period	$22.36		$16.46		$18.36

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.21)		(0.13)		(0.02)
Net realized and unrealized gain (loss)	10.67		6.03		(1.88)

Total from investment operations	10.46		5.90		(1.90)

Less distributions:
Dividends from net investment income	(0.02)		—		—
Distributions from net realized gains	(0.65)		—		—

Total dividends and distributions	(0.67)		—		—

Net asset value, end of period	$32.15		$22.36		$16.46

Total return (b)	46.83%		35.84%		(10.35)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$666,903		$268,121		$188,253
Ratio of expenses to average net assets:
After waivers (a)(f)	1.13	%(j)	1.14	%(k)	1.14	%(k)
Before waivers (a)(f)	1.13%		1.16%		1.21%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.77)%		(0.67)%		(0.49	)%(l)
Before waivers (a)(f)	(0.77)%		(0.69)%		(0.56	)%(l)
Portfolio turnover rate^	44%		29%		5	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.13% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.14% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	MFS Investment Management

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	5.55%	11.56%
Portfolio – Class K Shares*	5.80	11.83
MSCI ACWI Utilities (Net) Index†	3.81	10.81
Dow Jones Global Utilities Index	3.80	11.00
S&P 500® Index	18.40	17.13

* Date of inception 10/22/18.

†  In 2020, the MSCI ACWI Utilities (Net) Index replaced the Dow Jones Global Utilities Index as the Portfolio’s performance benchmark. The Adviser believes that the MSCI ACWI Utilities (Net) Index provides a better performance comparison for investors.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 5.55% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the MSCI ACWI Utilities (Net) Index, the Dow Jones Global Utilities Index and the S&P 500® Index, which returned 3.81%, 3.80% and 18.40%, respectively.

Portfolio Highlights

What helped performance during the year:

•

Security selection in the independent power & renewable electricity power industry was a primary factor that contributed to performance relative to the benchmark. Within this industry, the Portfolio’s holdings of renewable energy company EDP Renovaveis SA (Portugal) benefited relative returns as the stock outpaced the benchmark over the reporting period.

•

Stock selection and an underweight position in the multi-utilities industry also lifted relative results. Here, not holding shares of energy products and services supplier Consolidated Edison, Inc. and gas and electricity provider Centrica plc (United Kingdom), along with the timing of the Portfolio’s ownership in shares of diversified energy company DTE Energy Co., aided relative performance.

•

The Portfolio’s out-of-benchmark exposure to the media industry further helped relative returns. Notably, holding shares of cable services provider Charter Communications, Inc. supported relative performance within this industry.

•

Stocks in other industries that contributed to relative results included holding shares of telecommunication services provider Cellnex Telecom SA (Spain), not holding shares of utility company PPL and energy company Hong Kong & China Gas, overweighting shares of utility company PG&E and the Portfolio’s underweight position in shares of retail electric services provider Southern Company.

What hurt performance during the year:

•

The Portfolio’s out-of-benchmark allocation to the oil, gas and consumable fuels industry was a primary detractor from relative performance over the reporting period. Within this industry, the Portfolio’s holdings of natural gas and petrochemical products manufacturer and pipeline company Enterprise Products Partners and oil and natural gas pipelines operator Plains All American Pipeline LP weighed on relative results.

•

Both an underweight position and stock selection in the electric utilities sector also weakened relative returns. Here, not holding renewable energy solutions provider Orsted A/S (Denmark), underweighting shares of electric utility company Iberdrola SA (Spain) and electricity and gas distributor Enel SpA (Italy) and overweighting shares of power provider First Energy held back relative performance.

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•

Elsewhere, overweight positions in power distribution company CenterPoint Energy, Inc. and electricity provider Vistra Energy Corp., not holding shares of water services provider American Water Works Co., Inc., and holding shares of telecommunications company NOS SGPS SA further weighed on relative results.

Sector Weightings as of December 31, 2020	% of Net Assets
Utilities	83.8%
Communication Services	10.2
Energy	4.5
Real Estate	0.8
Cash and Other	0.7

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,170.30	$5.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.86	5.33
Class K
Actual	1,000.00	1,171.60	4.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.11	4.06

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.05% and 0.80%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (10.2%)
Diversified Telecommunication Services (4.4%)
Cellnex Telecom SA (m)	57,614	$3,457,269
Hellenic Telecommunications Organization SA	75,022	1,207,955
NOS SGPS SA	295,696	1,032,415
Telesites SAB de CV*	951,677	1,028,220
TELUS Corp.	110,450	2,187,481

		8,913,340

Media (1.9%)
Charter Communications, Inc., Class A*	5,729	3,790,020

Wireless Telecommunication Services (3.9%)
Advanced Info Service PCL	265,000	1,556,743
KDDI Corp.	50,900	1,511,398
Mobile TeleSystems PJSC (ADR)	93,878	840,208
Rogers Communications, Inc., Class B	41,444	1,929,430
T-Mobile US, Inc.*	15,692	2,116,066

		7,953,845

Total Communication Services		20,657,205

Energy (2.1%)
Oil, Gas & Consumable Fuels (2.1%)
Cheniere Energy, Inc.*	40,577	2,435,837
Equitrans Midstream Corp.	97,810	786,393
Plains GP Holdings LP, Class A*	115,514	976,093

Total Energy		4,198,323

Real Estate (0.8%)
Equity Real Estate Investment Trusts (REITs) (0.8%)
SBA Communications Corp. (REIT)	5,829	1,644,536

Total Real Estate		1,644,536

Utilities (80.9%)
Electric Utilities (50.0%)
ALLETE, Inc.	19,164	1,187,018
Alliant Energy Corp.	52,558	2,708,314
American Electric Power Co., Inc.	38,081	3,171,005
CLP Holdings Ltd.	117,000	1,082,097
Duke Energy Corp.	103,320	9,459,979
Edison International	97,009	6,094,105
EDP - Energias de Portugal SA	427,981	2,695,779
Electricite de France SA*	80,650	1,270,494
Emera, Inc.	53,047	2,254,570
Enel SpA	676,370	6,838,355
Entergy Corp.	13,951	1,392,868
Equatorial Energia SA	182,200	812,397
Evergy, Inc.	58,738	3,260,546
Exelon Corp.	228,410	9,643,470
FirstEnergy Corp.	115,261	3,528,139
Iberdrola SA	390,169	5,576,805
Neoenergia SA*	144,400	489,840
NextEra Energy, Inc.	213,120	16,442,208
PG&E Corp.*	428,464	5,338,661
Pinnacle West Capital Corp.	25,431	2,033,208
Portland General Electric Co.	22,700	970,879
Southern Co. (The)	168,527	10,352,614
SSE plc	226,061	4,637,076

		101,240,427

Gas Utilities (3.6%)
AltaGas Ltd.	82,968	1,220,175
Atmos Energy Corp.	34,381	3,280,979
China Resources Gas Group Ltd.	318,000	1,692,046
UGI Corp.	29,865	1,044,080

		7,237,280

Independent Power and Renewable Electricity Producers (11.3%)
AES Corp. (The)	173,011	4,065,758
EDP Renovaveis SA	480,141	13,373,665
NextEra Energy Partners LP	12,811	858,978
Vistra Corp.	226,177	4,446,640

		22,745,041

Multi-Utilities (16.0%)
CenterPoint Energy, Inc.	95,950	2,076,358
Dominion Energy, Inc.	106,597	8,016,094
DTE Energy Co.	41,584	5,048,714
E.ON SE	188,364	2,085,761
National Grid plc	299,671	3,544,771
Public Service Enterprise Group, Inc.	58,313	3,399,648
RWE AG	70,104	2,960,663
Sempra Energy	41,256	5,256,427

		32,388,436

Total Utilities		163,611,184

Total Common Stocks (94.0%) (Cost $153,870,277)		190,111,248

CONVERTIBLE PREFERRED STOCKS:
Utilities (2.9%)
Electric Utilities (0.3%)
NextEra Energy, Inc. 5.279%	10,600	538,904

Multi-Utilities (2.6%)
CenterPoint Energy, Inc. 7.000%	71,409	2,913,487
DTE Energy Co. 6.250%	10,550	507,877
Sempra Energy 6.000%	19,260	1,959,657

		5,381,021

Total Convertible Preferred Stocks (2.9%) (Cost $5,310,192)		5,919,925

MASTER LIMITED PARTNERSHIPS:
Energy (2.4%)
Oil, Gas & Consumable Fuels (2.4%)
Enterprise Products Partners LP	169,157	3,313,786
Magellan Midstream Partners LP	24,768	1,051,154
Plains All American Pipeline LP	66,744	549,970

Total Master Limited Partnerships (2.4%) (Cost $7,186,374)		4,914,910

Total Investments in Securities (99.3%) (Cost $166,366,843)		200,946,083
Other Assets Less Liabilities (0.7%)		1,367,503

Net Assets (100%)		$202,313,586

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $3,457,269 or 1.7% of net assets.

Glossary:

ADR	— American Depositary Receipt
CAD	— Canadian Dollar
EUR	— European Currency Unit
GBP	— British Pound
SEK	— Swedish Krona
USD	— United States Dollar

Country Diversification As a Percentage of Total Net Assets
Brazil	0.6%
Canada	3.8
China	0.8
France	0.6
Germany	2.5
Greece	0.6
Hong Kong	0.5
Italy	3.4
Japan	0.8
Mexico	0.5
Portugal	1.8
Russia	0.4
Spain	11.1
Thailand	0.8
United Kingdom	4.0
United States	67.1
Cash and Other	0.7

100.0%

Forward Foreign Currency Contracts outstanding as of December 31, 2020 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
CAD	3,638	USD	2,758	BNP Paribas	1/15/2021	100
CAD	15,313	USD	11,612	Citibank NA	1/15/2021	419
CAD	14,072	USD	10,675	HSBC Bank plc	1/15/2021	381
CAD	8,720	USD	6,610	Merrill Lynch International	1/15/2021	241
CAD	28,204	USD	21,415	State Street Bank & Trust	1/15/2021	743
EUR	84,787	USD	99,803	Citibank NA	1/15/2021	3,805
EUR	106,748	USD	129,452	HSBC Bank plc	1/15/2021	993
EUR	119,966	USD	145,929	Merrill Lynch International	1/15/2021	667
EUR	22,835	USD	26,834	Morgan Stanley	1/15/2021	1,071
EUR	148,538	USD	178,622	State Street Bank & Trust	1/15/2021	2,889
EUR	106,789	USD	125,801	UBS AG	1/15/2021	4,694
GBP	17,187	USD	22,326	State Street Bank & Trust	1/15/2021	1,179
SEK	570,182	USD	65,427	Brown Brothers Harriman & Co.	1/15/2021	3,884
SEK	178,419	USD	20,720	HSBC Bank plc	1/15/2021	969
SEK	2,085,092	USD	241,821	Morgan Stanley	1/15/2021	11,645
USD	1,814,159	EUR	1,479,000	BNP Paribas	1/15/2021	6,842
USD	95,974	EUR	78,349	Brown Brothers Harriman & Co.	1/15/2021	232
USD	941,435	EUR	769,000	Citibank NA	1/15/2021	1,728

Total unrealized appreciation						42,482

EUR	88,816	USD	108,818	Brown Brothers Harriman & Co.	1/15/2021	(286)
USD	389,321	CAD	514,000	Citibank NA	1/15/2021	(14,505)
USD	4,320,961	CAD	5,664,591	State Street Bank & Trust	1/15/2021	(129,441)
USD	2,307,106	EUR	1,954,000	BNP Paribas	1/15/2021	(80,655)
USD	2,564,591	EUR	2,164,252	Brown Brothers Harriman & Co.	1/15/2021	(80,094)
USD	372,418	EUR	309,895	Citibank NA	1/15/2021	(6,270)
USD	17,870,498	EUR	15,093,518	State Street Bank & Trust	1/15/2021	(573,572)
USD	273,141	GBP	210,000	Citibank NA	1/15/2021	(14,063)
USD	4,573,645	GBP	3,503,998	State Street Bank & Trust	1/15/2021	(218,559)
USD	321,984	SEK	2,833,693	Merrill Lynch International	1/15/2021	(22,483)

Total unrealized depreciation						(1,139,928)

Net unrealized depreciation						(1,097,446)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$11,891,425	$8,765,780	$—	$20,657,205
Energy	4,198,323	—	—	4,198,323
Real Estate	1,644,536	—	—	1,644,536
Utilities	116,551,435	47,059,749	—	163,611,184
Convertible Preferred Stocks
Utilities	5,919,925	—	—	5,919,925
Forward Currency Contracts	—	42,482	—	42,482
Master Limited Partnerships
Energy	4,914,910	—	—	4,914,910

Total Assets	$145,120,554	$55,868,011	$—	$200,988,565

Liabilities:
Forward Currency Contracts	$—	$(1,139,928)	$—	$(1,139,928)

Total Liabilities	$—	$(1,139,928)	$—	$(1,139,928)

Total	$145,120,554	$54,728,083	$—	$199,848,637

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Foreign exchange contracts	Receivables	$42,482

Total		$42,482

	Liability Derivatives
Foreign exchange contracts	Payables	(1,139,928)

Total		$(1,139,928)

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(633,707)	$(633,707)

Total	$(633,707)	$(633,707)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$(631,198)	$(631,198)

Total	$(631,198)	$(631,198)

^ This Portfolio held forward foreign currency contracts as a substitute for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $38,495,000 during the year ended December 31, 2020.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2020:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
BNP Paribas	$6,942	$(6,942)	$—	$—
Brown Brothers Harriman & Co.	4,116	(4,116)	—	—
Citibank NA	5,952	(5,952)	—	—
HSBC Bank plc	2,343	—	—	2,343
Merrill Lynch International	908	(908)	—	—
Morgan Stanley	12,716	—	—	12,716
State Street Bank & Trust	4,811	(4,811)	—	—
UBS AG	4,694	—	—	4,694

Total	$42,482	$(22,729)	$—	$19,753

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
BNP Paribas	$80,655	$(6,942)	$—	$73,713
Brown Brothers Harriman & Co.	80,380	(4,116)	—	76,264
Citibank NA	34,838	(5,952)	—	28,886
Merrill Lynch International	22,483	(908)	—	21,575
State Street Bank & Trust	921,572	(4,811)	—	916,761

Total	$1,139,928	$(22,729)	$—	$1,117,199

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$68,391,102
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$77,092,839

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$42,394,521
Aggregate gross unrealized depreciation	(8,249,535)

Net unrealized appreciation	$34,144,986

Federal income tax cost of investments in securities and derivative instruments, if applicable	$165,703,651

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (Cost $166,366,843)	$200,946,083
Cash	2,357,363
Dividends, interest and other receivables	365,796
Receivable for Portfolio shares sold	64,511
Unrealized appreciation on forward foreign currency contracts	42,482
Other assets	899

Total assets	203,777,134

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	1,139,928
Payable for Portfolio shares redeemed	99,577
Investment management fees payable	99,552
Distribution fees payable – Class IB	42,044
Administrative fees payable	15,886
Accrued expenses	66,561

Total liabilities	1,463,548

NET ASSETS	$202,313,586

Net assets were comprised of:
Paid in capital	$170,099,173
Total distributable earnings (loss)	32,214,413

Net assets	$202,313,586

Class IB
Net asset value, offering and redemption price per share, $202,257,387 / 5,717,083 shares outstanding (unlimited amount authorized: $0.01 par value)	$35.38

Class K
Net asset value, offering and redemption price per share, $56,199 / 1,559 shares outstanding (unlimited amount authorized: $0.01 par value)	$36.05

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $232,082 foreign withholding tax)	$5,300,056
Interest	12,610

Total income	5,312,666

EXPENSES
Investment management fees	1,388,909
Distribution fees – Class IB	475,527
Administrative fees	181,262
Custodian fees	69,000
Professional fees	62,292
Printing and mailing expenses	31,959
Trustees’ fees	6,295
Miscellaneous	15,684

Gross expenses	2,230,928
Less: Waiver from investment manager	(233,274)

Net expenses	1,997,654

NET INVESTMENT INCOME (LOSS)	3,315,012

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	2,188,564
Forward foreign currency contracts	(633,707)
Foreign currency transactions	9,205

Net realized gain (loss)	1,564,062

Change in unrealized appreciation (depreciation) on:
Investments in securities	5,339,130
Forward foreign currency contracts	(631,198)
Foreign currency translations	1,061

Net change in unrealized appreciation (depreciation)	4,708,993

NET REALIZED AND UNREALIZED GAIN (LOSS)	6,273,055

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,588,067

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,315,012	$3,821,763
Net realized gain (loss)	1,564,062	2,319,017
Net change in unrealized appreciation (depreciation)	4,708,993	35,159,365

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,588,067	41,300,145

Distributions to shareholders:
Class IB	(6,559,362)	(5,811,412)
Class K	(1,870)	(1,580)

Total distributions to shareholders	(6,561,232)	(5,812,992)

Tax return of capital:
Class IB	(413,714)	—
Class K	(124)	—

Total	(413,838)	—

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [510,604 and 553,361 shares, respectively]	16,904,071	18,232,133
Capital shares issued in reinvestment of dividends and distributions [ 202,818 and 171,870 shares, respectively]	6,973,076	5,811,412
Capital shares repurchased [(933,206) and (681,100) shares, respectively]	(30,528,948)	(22,348,887)

Total Class IB transactions	(6,651,801)	1,694,658

Class K
Capital shares sold [40 and 40 shares, respectively]	1,338	1,416
Capital shares issued in reinvestment of dividends and distributions [ 57 and 46 shares, respectively]	1,994	1,580
Capital shares repurchased [(49) and (50) shares, respectively]	(1,622)	(1,683)

Total Class K transactions	1,710	1,313

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(6,650,091)	1,695,971

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,037,094)	37,183,124
NET ASSETS:
Beginning of year	206,350,680	169,167,556

End of year	$202,313,586	$206,350,680

See Notes to Financial Statements.

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EQ/MFS UTILITIES SERIES PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 22, 2018* to December 31, 2018
Class IB	2020		2019
Net asset value, beginning of period	$34.75		$28.70		$29.84

Income (loss) from investment operations:
Net investment income (loss) (e)	0.57		0.66		0.12
Net realized and unrealized gain (loss)	1.32		6.40		(1.11)

Total from investment operations	1.89		7.06		(0.99)

Less distributions:
Dividends from net investment income	(0.63)		(0.81)		(0.15)
Distributions from net realized gains	(0.56)		(0.20)		—
Return of capital	(0.07)		—		—

Total dividends and distributions	(1.26)		(1.01)		(0.15)

Net asset value, end of period	$35.38		$34.75		$28.70

Total return (b)	5.55%		24.69%		(3.35)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$202,257		$206,297		$169,124
Ratio of expenses to average net assets:
After waivers (a)(f)	1.05	%(j)	1.05	%(j)	1.05	%(j)
Before waivers (a)(f)	1.17%		1.18%		1.19%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.74%		1.99%		2.11	%(l)
Before waivers (a)(f)	1.62%		1.86%		1.97	%(l)
Portfolio turnover rate^	36%		30%		10	%(z)

	Year Ended December 31,				October 22, 2018* to December 31, 2018
Class K	2020		2019
Net asset value, beginning of period	$35.38		$29.20		$30.36

Income (loss) from investment operations:
Net investment income (loss) (e)	0.67		0.75		0.14
Net realized and unrealized gain (loss)	1.34		6.52		(1.14)

Total from investment operations	2.01		7.27		(1.00)

Less distributions:
Dividends from net investment income	(0.69)		(0.89)		(0.16)
Distributions from net realized gains	(0.56)		(0.20)		—
Return of capital	(0.09)		—		—

Total dividends and distributions	(1.34)		(1.09)		(0.16)

Net asset value, end of period	$36.05		$35.38		$29.20

Total return (b)	5.80%		25.01%		(3.31)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$56		$53		$43
Ratio of expenses to average net assets:
After waivers (a)(f)	0.80	%(j)	0.80	%(j)	0.80	%(j)
Before waivers (a)(f)	0.92%		0.93%		0.94%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.99%		2.24%		2.36	%(l)
Before waivers (a)(f)	1.86%		2.11%		2.23	%(l)
Portfolio turnover rate^	36%		30%		10	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.05% for Class IB and 0.80% for Class K.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	12.80%	11.58%	10.78%
Portfolio – Class IB Shares	12.84	11.59	10.74
Portfolio – Class K Shares*	13.10	11.86	13.07
S&P MidCap 400® Index	13.66	12.35	11.51

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 12.84% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the S&P MidCap 400® Index, which returned 13.66% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed to performance were information technology, consumer discretionary, health care, industrials and consumer staples.

•	The five stocks that contributed most to performance were SolarEdge Technologies, Inc., Etsy, Inc., Catalent, Inc., Penn National Gaming, Inc. and West Pharmaceutical Services, Inc.

What hurt performance during the year:

•	The sectors that detracted most from performance were real estate, financials, energy and utilities.

•	The five stocks that detracted most from performance were EPR Properties, TransOcean Ltd., Sabre Corp., National Retail Properties, Inc. and Reinsurance Group of America, Inc.

How did derivatives contribute/detract from performance during the year?

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2020	% of Net Assets
Industrials	17.5%
Information Technology	17.1
Financials	14.9
Consumer Discretionary	14.0
Health Care	11.0
Real Estate	8.9
Materials	5.6
Consumer Staples	3.6
Utilities	3.4
Communication Services	1.7
Energy	1.2
Repurchase Agreements	0.3
Cash and Other	0.8

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These

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examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,297.70	$4.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.55	3.63
Class IB
Actual	1,000.00	1,298.70	4.12
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.55	3.63
Class K
Actual	1,000.00	1,300.20	2.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.81	2.36

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.71%, 0.71% and 0.46%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (1.7%)
Entertainment (0.2%)
Cinemark Holdings, Inc. (x)	112,127	$1,952,131
World Wrestling Entertainment, Inc., Class A	48,709	2,340,468

		4,292,599

Interactive Media & Services (0.2%)
TripAdvisor, Inc.*	100,229	2,884,590
Yelp, Inc.*	72,546	2,370,078

		5,254,668

Media (1.2%)
Cable One, Inc.	5,742	12,791,568
John Wiley & Sons, Inc., Class A	45,505	2,077,758
New York Times Co. (The), Class A	150,997	7,817,115
TEGNA, Inc.	228,680	3,190,086

		25,876,527

Wireless Telecommunication Services (0.1%)
Telephone and Data Systems, Inc.	103,785	1,927,288

Total Communication Services		37,351,082

Consumer Discretionary (14.0%)
Auto Components (1.6%)
Adient plc*	97,860	3,402,592
Dana, Inc.	150,700	2,941,664
Fox Factory Holding Corp.*	43,500	4,598,385
Gentex Corp.	255,557	8,671,049
Goodyear Tire & Rubber Co. (The)	243,128	2,652,527
Lear Corp.	57,010	9,066,300
Visteon Corp.*	29,050	3,646,356

		34,978,873

Automobiles (0.5%)
Harley-Davidson, Inc.	159,800	5,864,660
Thor Industries, Inc.	57,740	5,369,243

		11,233,903

Diversified Consumer Services (1.1%)
Adtalem Global Education, Inc.*	54,285	1,842,976
Graham Holdings Co., Class B	4,270	2,277,532
Grand Canyon Education, Inc.*	48,900	4,553,079
H&R Block, Inc.	191,300	3,034,018
Service Corp. International	180,177	8,846,691
Strategic Education, Inc.	25,480	2,429,008
WW International, Inc.*	48,930	1,193,892

		24,177,196

Hotels, Restaurants & Leisure (4.0%)
Boyd Gaming Corp.*	83,750	3,594,550
Caesars Entertainment, Inc.*	217,187	16,130,478
Choice Hotels International, Inc.	30,046	3,206,810
Churchill Downs, Inc.	37,049	7,216,775
Cracker Barrel Old Country Store, Inc.	24,750	3,265,020
Jack in the Box, Inc.	23,733	2,202,422
Marriott Vacations Worldwide Corp.	42,860	5,881,249
Papa John’s International, Inc.	34,321	2,912,137
Penn National Gaming, Inc.*	153,934	13,295,280
Scientific Games Corp., Class A*	58,570	2,430,069
Six Flags Entertainment Corp.	78,801	2,687,114
Texas Roadhouse, Inc.	68,080	5,321,133
Wendy’s Co. (The)	186,991	4,098,843
Wingstop, Inc.	31,000	4,109,050
Wyndham Destinations, Inc.	89,520	4,015,867
Wyndham Hotels & Resorts, Inc.	97,130	5,773,407

		86,140,204

Household Durables (1.5%)
Helen of Troy Ltd.*	26,490	5,885,813
KB Home	91,830	3,078,141
Taylor Morrison Home Corp., Class A*	135,464	3,474,652
Tempur Sealy International, Inc.*	200,140	5,403,780
Toll Brothers, Inc.	119,693	5,203,055
TopBuild Corp.*	34,436	6,338,979
TRI Pointe Group, Inc.*	132,260	2,281,485

		31,665,905

Internet & Direct Marketing Retail (0.3%)
Grubhub, Inc.*	96,723	7,183,617

Leisure Products (0.8%)
Brunswick Corp.	81,725	6,230,714
Mattel, Inc.*	363,058	6,335,362
Polaris, Inc.	60,480	5,762,534

		18,328,610

Multiline Retail (0.7%)
Kohl’s Corp.	164,400	6,689,436
Nordstrom, Inc. (x)	113,440	3,540,462
Ollie’s Bargain Outlet Holdings, Inc.*	59,270	4,846,508

		15,076,406

Specialty Retail (2.5%)
American Eagle Outfitters, Inc.	155,937	3,129,656
AutoNation, Inc.*	61,340	4,280,919
Dick’s Sporting Goods, Inc.	68,566	3,854,095
Five Below, Inc.*	58,310	10,203,084
Foot Locker, Inc.	108,805	4,400,074
Lithia Motors, Inc., Class A	27,318	7,995,159
Murphy USA, Inc.	27,750	3,631,642
RH*	16,348	7,316,057
Urban Outfitters, Inc.*	71,380	1,827,328
Williams-Sonoma, Inc.	79,861	8,133,044

		54,771,058

Textiles, Apparel & Luxury Goods (1.0%)
Carter’s, Inc.	45,550	4,284,889
Columbia Sportswear Co.	31,790	2,777,810
Deckers Outdoor Corp.*	29,363	8,420,721
Skechers USA, Inc., Class A*	141,420	5,082,635

		20,566,055

Total Consumer Discretionary		304,121,827

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Consumer Staples (3.6%)
Beverages (0.4%)
Boston Beer Co., Inc. (The), Class A*	9,534	$9,479,561

Food & Staples Retailing (0.9%)
BJ’s Wholesale Club Holdings, Inc.*	143,113	5,335,252
Casey’s General Stores, Inc.	38,566	6,888,659
Grocery Outlet Holding Corp.*	89,299	3,504,986
Sprouts Farmers Market, Inc.*	122,950	2,471,295

		18,200,192

Food Products (1.9%)
Darling Ingredients, Inc.*	168,995	9,747,632
Flowers Foods, Inc.	205,266	4,645,169
Hain Celestial Group, Inc. (The)*	86,044	3,454,667
Ingredion, Inc.	69,819	5,492,661
Lancaster Colony Corp.	20,398	3,747,724
Pilgrim’s Pride Corp.*	50,800	996,188
Post Holdings, Inc.*	63,934	6,457,973
Sanderson Farms, Inc.	20,680	2,733,896
Tootsie Roll Industries, Inc. (x)	17,961	533,442
TreeHouse Foods, Inc.*	58,940	2,504,361

		40,313,713

Household Products (0.1%)
Energizer Holdings, Inc.	60,668	2,558,976

Personal Products (0.3%)
Coty, Inc., Class A	295,600	2,075,112
Edgewell Personal Care Co.	56,688	1,960,271
Nu Skin Enterprises, Inc., Class A	53,200	2,906,316

		6,941,699

Total Consumer Staples		77,494,141

Energy (1.2%)
Energy Equipment & Services (0.1%)
ChampionX Corp.*	193,824	2,965,507

Oil, Gas & Consumable Fuels (1.1%)
Antero Midstream Corp.	298,330	2,300,124
Cimarex Energy Co.	106,272	3,986,263
CNX Resources Corp.*	234,130	2,528,604
EQT Corp.	287,480	3,653,871
Equitrans Midstream Corp.	424,010	3,409,040
Murphy Oil Corp.	150,600	1,822,260
World Fuel Services Corp.	66,210	2,063,104
WPX Energy, Inc.*	421,390	3,434,328

		23,197,594

Total Energy		26,163,101

Financials (14.9%)
Banks (6.2%)
Associated Banc-Corp.	160,126	2,730,148
BancorpSouth Bank	100,549	2,759,065
Bank of Hawaii Corp.	41,768	3,200,264
Bank OZK	126,050	3,941,583
Cathay General Bancorp	78,097	2,513,942
CIT Group, Inc.	102,765	3,689,264
Commerce Bancshares, Inc.	109,938	7,222,894
Cullen/Frost Bankers, Inc.	58,356	5,090,394
East West Bancorp, Inc.	147,676	7,488,650
First Financial Bankshares, Inc.	148,178	5,360,339
First Horizon National Corp.	578,741	7,384,735
FNB Corp.	336,550	3,197,225
Fulton Financial Corp.	169,217	2,152,440
Glacier Bancorp, Inc.	99,460	4,576,155
Hancock Whitney Corp.	90,144	3,066,699
Home BancShares, Inc.	158,440	3,086,411
International Bancshares Corp.	58,022	2,172,344
PacWest Bancorp	121,762	3,092,755
Pinnacle Financial Partners, Inc.	79,115	5,095,006
Prosperity Bancshares, Inc.	96,467	6,690,951
Signature Bank	55,900	7,562,711
Sterling Bancorp	202,730	3,645,085
Synovus Financial Corp.	154,182	4,990,871
TCF Financial Corp.	159,038	5,887,587
Texas Capital Bancshares, Inc.*	52,598	3,129,581
Trustmark Corp.	66,103	1,805,273
UMB Financial Corp.	45,087	3,110,552
Umpqua Holdings Corp.	229,690	3,477,507
United Bankshares, Inc.	135,281	4,383,104
Valley National Bancorp	421,254	4,107,227
Webster Financial Corp.	94,002	3,962,184
Wintrust Financial Corp.	60,040	3,667,844

		134,240,790

Capital Markets (2.6%)
Affiliated Managers Group, Inc.	47,300	4,810,410
Eaton Vance Corp.	119,132	8,092,637
Evercore, Inc., Class A	42,330	4,641,061
FactSet Research Systems, Inc.	39,620	13,173,650
Federated Hermes, Inc., Class B	98,435	2,843,787
Interactive Brokers Group, Inc., Class A	84,184	5,128,489
Janus Henderson Group plc	155,119	5,042,919
SEI Investments Co.	125,172	7,193,635
Stifel Financial Corp.	107,425	5,420,665

		56,347,253

Consumer Finance (0.8%)
FirstCash, Inc.	43,220	3,027,129
LendingTree, Inc.*	11,381	3,116,004
Navient Corp.	194,280	1,907,830
PROG Holdings, Inc.	70,436	3,794,387
SLM Corp.	391,415	4,849,632

		16,694,982

Diversified Financial Services (0.2%)
Jefferies Financial Group, Inc.	215,783	5,308,262

Insurance (4.3%)
Alleghany Corp.	15,017	9,065,613
American Financial Group, Inc.	73,339	6,425,963
Brighthouse Financial, Inc.*	93,347	3,379,628
Brown & Brown, Inc.	245,942	11,660,110
CNO Financial Group, Inc.	144,954	3,222,327
First American Financial Corp.	116,434	6,011,487
Genworth Financial, Inc., Class A*	527,820	1,995,160
Hanover Insurance Group, Inc. (The)	38,844	4,541,641
Kemper Corp.	64,101	4,924,880
Kinsale Capital Group, Inc.	22,232	4,449,290

See Notes to Financial Statements.

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EQ/MID CAP INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Mercury General Corp.	27,686	$1,445,486
Old Republic International Corp.	294,957	5,813,603
Primerica, Inc.	41,000	5,491,130
Reinsurance Group of America, Inc.	70,826	8,208,733
RenaissanceRe Holdings Ltd.	52,994	8,787,465
RLI Corp.	41,351	4,306,707
Selective Insurance Group, Inc.	62,340	4,175,533

		93,904,756

Thrifts & Mortgage Finance (0.8%)
Essent Group Ltd.	117,189	5,062,565
MGIC Investment Corp.	353,117	4,431,618
New York Community Bancorp, Inc.	483,905	5,105,198
Washington Federal, Inc.	79,053	2,034,824

		16,634,205

Total Financials		323,130,248

Health Care (11.0%)
Biotechnology (1.5%)
Arrowhead Pharmaceuticals, Inc.*	107,130	8,220,085
Emergent BioSolutions, Inc.*	46,948	4,206,541
Exelixis, Inc.*	323,610	6,494,853
Halozyme Therapeutics, Inc.*	132,491	5,658,690
Ligand Pharmaceuticals, Inc. (x)*	16,780	1,668,771
United Therapeutics Corp.*	46,358	7,036,681

		33,285,621

Health Care Equipment & Supplies (3.3%)
Avanos Medical, Inc.*	49,860	2,287,577
Cantel Medical Corp.	39,160	3,088,158
Globus Medical, Inc., Class A*	79,505	5,185,316
Haemonetics Corp.*	52,970	6,290,187
Hill-Rom Holdings, Inc.	69,689	6,827,431
ICU Medical, Inc.*	20,420	4,379,886
Integra LifeSciences Holdings Corp.*	73,780	4,789,798
LivaNova plc*	50,641	3,352,941
Masimo Corp.*	52,837	14,180,394
Neogen Corp.*	55,340	4,388,462
NuVasive, Inc.*	53,400	3,008,022
Penumbra, Inc. (x)*	35,260	6,170,500
Quidel Corp.*	39,990	7,184,203

		71,132,875

Health Care Providers & Services (3.0%)
Acadia Healthcare Co., Inc.*	92,790	4,663,625
Amedisys, Inc.*	34,228	10,040,099
Chemed Corp.	16,680	8,883,935
Encompass Health Corp.	103,700	8,574,953
HealthEquity, Inc.*	80,168	5,588,511
LHC Group, Inc.*	32,951	7,029,107
Molina Healthcare, Inc.*	61,910	13,167,019
Patterson Cos., Inc.	90,590	2,684,182
Tenet Healthcare Corp.*	110,070	4,395,095

		65,026,526

Life Sciences Tools & Services (2.5%)
Bio-Techne Corp.	40,299	12,796,948
Charles River Laboratories International, Inc.*	51,920	12,972,731
Medpace Holdings, Inc.*	28,700	3,995,040
PRA Health Sciences, Inc.*	66,940	8,396,954
Repligen Corp.*	52,540	10,068,240
Syneos Health, Inc.*	79,140	5,391,808

		53,621,721

Pharmaceuticals (0.7%)
Jazz Pharmaceuticals plc*	58,100	9,589,405
Nektar Therapeutics*	187,134	3,181,278
Prestige Consumer Healthcare, Inc.*	52,260	1,822,306

		14,592,989

Total Health Care		237,659,732

Industrials (17.5%)
Aerospace & Defense (1.0%)
Axon Enterprise, Inc.*	66,277	8,120,921
Curtiss-Wright Corp.	43,330	5,041,446
Hexcel Corp.	87,060	4,221,539
Mercury Systems, Inc.*	58,350	5,138,301

		22,522,207

Air Freight & Logistics (0.5%)
XPO Logistics, Inc.*	95,354	11,366,197

Airlines (0.2%)
JetBlue Airways Corp.*	328,006	4,769,207

Building Products (1.9%)
Builders FirstSource, Inc.*	216,234	8,824,510
Lennox International, Inc.	36,424	9,979,083
Owens Corning	112,910	8,554,062
Simpson Manufacturing Co., Inc.	45,244	4,228,052
Trex Co., Inc.*	120,756	10,109,692

		41,695,399

Commercial Services & Supplies (2.0%)
Brink’s Co. (The)	51,570	3,713,040
Clean Harbors, Inc.*	52,986	4,032,234
Healthcare Services Group, Inc.	77,550	2,179,155
Herman Miller, Inc.	61,436	2,076,537
HNI Corp.	44,478	1,532,712
IAA, Inc.*	140,220	9,111,496
KAR Auction Services, Inc.	134,760	2,507,884
MSA Safety, Inc.	37,837	5,652,469
Stericycle, Inc.*	95,458	6,618,103
Tetra Tech, Inc.	56,071	6,491,900

		43,915,530

Construction & Engineering (1.2%)
AECOM*	157,181	7,824,470
Dycom Industries, Inc.*	33,220	2,508,774
EMCOR Group, Inc.	57,240	5,235,171
Fluor Corp.	130,491	2,083,941
MasTec, Inc.*	58,500	3,988,530
Valmont Industries, Inc.	22,140	3,872,950

		25,513,836

Electrical Equipment (2.4%)
Acuity Brands, Inc.	38,390	4,648,645

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
EnerSys	44,400	$3,687,864
Generac Holdings, Inc.*	65,535	14,903,314
Hubbell, Inc.	56,577	8,870,708
nVent Electric plc	177,380	4,131,180
Regal Beloit Corp.	42,329	5,198,425
Sunrun, Inc.*	162,767	11,292,774

		52,732,910

Industrial Conglomerates (0.4%)
Carlisle Cos., Inc.	55,734	8,704,536

Machinery (4.9%)
AGCO Corp.	64,038	6,601,677
Colfax Corp.*	105,020	4,015,965
Crane Co.	51,480	3,997,937
Donaldson Co., Inc.	131,679	7,358,223
Graco, Inc.	174,743	12,642,656
ITT, Inc.	90,087	6,938,501
Kennametal, Inc.	86,862	3,147,879
Lincoln Electric Holdings, Inc.	62,011	7,208,779
Middleby Corp. (The)*	58,040	7,482,517
Nordson Corp.	56,293	11,312,078
Oshkosh Corp.	71,101	6,119,663
Terex Corp.	72,262	2,521,221
Timken Co. (The)	70,725	5,471,286
Toro Co. (The)	111,910	10,613,544
Trinity Industries, Inc.	88,089	2,324,669
Woodward, Inc.	60,925	7,404,215

		105,160,810

Marine (0.2%)
Kirby Corp.*	62,587	3,243,884

Professional Services (1.1%)
ASGN, Inc.*	55,140	4,605,844
CoreLogic, Inc.	81,114	6,271,735
FTI Consulting, Inc.*	37,190	4,154,867
Insperity, Inc.	37,161	3,025,649
ManpowerGroup, Inc.	59,986	5,409,537

		23,467,632

Road & Rail (0.9%)
Avis Budget Group, Inc.*	53,770	2,005,621
Knight-Swift Transportation Holdings, Inc.	131,036	5,479,926
Landstar System, Inc.	40,027	5,390,036
Ryder System, Inc.	56,140	3,467,206
Werner Enterprises, Inc.	60,523	2,373,712

		18,716,501

Trading Companies & Distributors (0.8%)
GATX Corp.	36,509	3,036,818
MSC Industrial Direct Co., Inc., Class A	47,684	4,024,053
Univar Solutions, Inc.*	176,390	3,353,174
Watsco, Inc.	34,243	7,757,752

		18,171,797

Total Industrials		379,980,446

Information Technology (17.1%)
Communications Equipment (1.0%)
Ciena Corp.*	160,893	8,503,195
InterDigital, Inc.	32,086	1,946,978
Lumentum Holdings, Inc.*	78,696	7,460,381
NetScout Systems, Inc.*	76,740	2,104,211
ViaSat, Inc. (x)*	66,870	2,183,306

		22,198,071

Electronic Equipment, Instruments & Components (3.8%)
Arrow Electronics, Inc.*	78,830	7,670,159
Avnet, Inc.	103,008	3,616,611
Belden, Inc.	46,490	1,947,931
Cognex Corp.	182,111	14,620,782
Coherent, Inc.*	25,550	3,833,011
II-VI, Inc.*	108,128	8,213,403
Jabil, Inc.	140,360	5,969,511
Littelfuse, Inc.	25,479	6,488,482
National Instruments Corp.	136,879	6,014,463
SYNNEX Corp.	42,949	3,497,766
Trimble, Inc.*	260,896	17,420,026
Vishay Intertechnology, Inc.	138,240	2,862,950

		82,155,095

IT Services (2.4%)
Alliance Data Systems Corp.	49,730	3,684,993
CACI International, Inc., Class A*	26,324	6,563,363
Concentrix Corp.*	42,949	4,239,066
KBR, Inc.	148,661	4,598,085
LiveRamp Holdings, Inc.*	69,174	5,062,845
MAXIMUS, Inc.	64,070	4,689,283
Perspecta, Inc.	142,660	3,435,253
Sabre Corp.	330,909	3,977,526
Science Applications International Corp.	60,728	5,747,298
WEX, Inc.*	46,047	9,371,946

		51,369,658

Semiconductors & Semiconductor Equipment (5.5%)
Cabot Microelectronics Corp.	30,375	4,595,737
Cirrus Logic, Inc.*	60,410	4,965,702
Cree, Inc.*	115,062	12,185,066
Enphase Energy, Inc.*	131,819	23,130,281
First Solar, Inc.*	88,472	8,751,650
MKS Instruments, Inc.	57,570	8,661,407
Monolithic Power Systems, Inc.	44,300	16,223,989
Semtech Corp.*	67,751	4,884,170
Silicon Laboratories, Inc.*	45,710	5,820,711
SolarEdge Technologies, Inc.*	53,481	17,066,857
Synaptics, Inc.*	35,990	3,469,436
Universal Display Corp.	44,738	10,280,792

		120,035,798

Software (4.2%)
ACI Worldwide, Inc.*	121,763	4,679,352
Blackbaud, Inc.	51,660	2,973,550
CDK Global, Inc.	126,857	6,574,998
Ceridian HCM Holding, Inc.*	135,624	14,452,093
CommVault Systems, Inc.*	49,103	2,718,833
Fair Isaac Corp.*	30,437	15,554,525
j2 Global, Inc.*	44,660	4,362,835
Manhattan Associates, Inc.*	66,210	6,963,968
Paylocity Holding Corp.*	39,076	8,046,139

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
PTC, Inc.*	109,557	$13,104,113
Qualys, Inc.*	35,020	4,267,887
SailPoint Technologies Holdings, Inc.*	94,787	5,046,460
Teradata Corp.*	114,015	2,561,917

		91,306,670

Technology Hardware, Storage & Peripherals (0.2%)
NCR Corp.*	134,450	5,051,287

Total Information Technology		372,116,579

Materials (5.6%)
Chemicals (2.6%)
Ashland Global Holdings, Inc.	56,847	4,502,282
Avient Corp.	95,415	3,843,316
Cabot Corp.	58,945	2,645,452
Chemours Co. (The)	171,510	4,251,733
Ingevity Corp.*	43,060	3,260,934
Minerals Technologies, Inc.	35,379	2,197,743
NewMarket Corp.	7,624	3,036,563
Olin Corp.	148,192	3,639,595
RPM International, Inc.	135,562	12,306,318
Scotts Miracle-Gro Co. (The)	42,455	8,454,489
Sensient Technologies Corp.	44,192	3,260,044
Valvoline, Inc.	193,262	4,472,083

		55,870,552

Construction Materials (0.2%)
Eagle Materials, Inc.	43,614	4,420,279

Containers & Packaging (1.0%)
AptarGroup, Inc.	67,530	9,244,182
Greif, Inc., Class A	27,551	1,291,591
O-I Glass, Inc.	163,910	1,950,529
Silgan Holdings, Inc.	81,892	3,036,555
Sonoco Products Co.	104,682	6,202,408

		21,725,265

Metals & Mining (1.5%)
Commercial Metals Co.	125,213	2,571,875
Compass Minerals International, Inc.	35,359	2,182,358
Reliance Steel & Aluminum Co.	66,471	7,959,902
Royal Gold, Inc.	68,425	7,277,683
Steel Dynamics, Inc.	208,404	7,683,856
United States Steel Corp. (x)	229,920	3,855,758
Worthington Industries, Inc.	37,400	1,920,116

		33,451,548

Paper & Forest Products (0.3%)
Domtar Corp.	57,500	1,819,875
Louisiana-Pacific Corp.	113,976	4,236,488

		6,056,363

Total Materials		121,524,007

Real Estate (8.9%)
Equity Real Estate Investment Trusts (REITs) (8.5%)
American Campus Communities, Inc. (REIT)	143,526	6,138,607
Apartment Income REIT Corp. (REIT)*	157,653	6,055,452
Brixmor Property Group, Inc. (REIT)	309,189	5,117,078
Camden Property Trust (REIT)	101,629	10,154,770
CoreSite Realty Corp. (REIT)	44,600	5,587,488
Corporate Office Properties Trust (REIT)	116,942	3,049,847
Cousins Properties, Inc. (REIT)	154,922	5,189,887
CyrusOne, Inc. (REIT)	125,582	9,186,323
Douglas Emmett, Inc. (REIT)	171,880	5,015,458
EastGroup Properties, Inc. (REIT)	41,273	5,698,150
EPR Properties (REIT)	77,750	2,526,875
First Industrial Realty Trust, Inc. (REIT)	134,620	5,671,541
Healthcare Realty Trust, Inc. (REIT)	141,885	4,199,796
Highwoods Properties, Inc. (REIT)	108,374	4,294,862
Hudson Pacific Properties, Inc. (REIT)	158,714	3,812,310
JBG SMITH Properties (REIT)	116,010	3,627,633
Kilroy Realty Corp. (REIT)	109,400	6,279,560
Lamar Advertising Co. (REIT), Class A	90,131	7,500,702
Life Storage, Inc. (REIT)	50,670	6,049,491
Macerich Co. (The) (REIT) (x)	116,930	1,247,643
Medical Properties Trust, Inc. (REIT)	559,068	12,182,092
National Retail Properties, Inc. (REIT)	181,182	7,413,967
Omega Healthcare Investors, Inc. (REIT)	236,728	8,597,961
Park Hotels & Resorts, Inc. (REIT)	245,737	4,214,390
Pebblebrook Hotel Trust (REIT)	136,519	2,566,557
Physicians Realty Trust (REIT)	217,195	3,866,071
PotlatchDeltic Corp. (REIT)	69,678	3,485,294
PS Business Parks, Inc. (REIT)	20,966	2,785,752
Rayonier, Inc. (REIT)	142,345	4,182,096
Rexford Industrial Realty, Inc. (REIT)	136,080	6,682,889
Sabra Health Care REIT, Inc. (REIT)	215,809	3,748,602
Service Properties Trust (REIT)	171,878	1,974,878
Spirit Realty Capital, Inc. (REIT)	119,168	4,786,979
STORE Capital Corp. (REIT)	246,525	8,376,920
Urban Edge Properties (REIT)	114,370	1,479,948
Weingarten Realty Investors (REIT)	125,567	2,721,037

		185,468,906

Real Estate Management & Development (0.4%)
Jones Lang LaSalle, Inc.*	53,517	7,940,317

Total Real Estate		193,409,223

Utilities (3.4%)
Electric Utilities (1.1%)
ALLETE, Inc.	54,170	3,355,290
Hawaiian Electric Industries, Inc.	113,803	4,027,488
IDACORP, Inc.	52,649	5,055,884
OGE Energy Corp.	208,649	6,647,557
PNM Resources, Inc.	83,065	4,031,144

		23,117,363

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Gas Utilities (1.2%)
National Fuel Gas Co.	94,830	$3,900,358
New Jersey Resources Corp.	100,270	3,564,599
ONE Gas, Inc.	55,340	4,248,452
Southwest Gas Holdings, Inc.	59,240	3,598,830
Spire, Inc.	53,779	3,444,007
UGI Corp.	217,394	7,600,094

		26,356,340

Multi-Utilities (0.6%)
Black Hills Corp.	65,402	4,018,953
MDU Resources Group, Inc.	209,120	5,508,221
NorthWestern Corp.	52,700	3,072,937

		12,600,111

Water Utilities (0.5%)
Essential Utilities, Inc.	232,739	11,006,227

Total Utilities		73,080,041

Total Common Stocks (98.9%) (Cost $1,329,459,078)		2,146,030,427

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.3%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $500,007, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $510,001. (xx)	$500,000	500,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $1,800,040, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $1,836,006. (xx)	1,800,000	1,800,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $1,000,037, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $1,111,153. (xx)	1,000,000	1,000,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $2,417,864, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $2,466,208. (xx)	2,417,851	2,417,851

Total Repurchase Agreements		5,717,851

Total Short-Term Investments (0.3%) (Cost $5,717,851)		5,717,851

Total Investments in Securities (99.2%) (Cost $1,335,176,929)		2,151,748,278
Other Assets Less Liabilities (0.8%)		16,922,131

Net Assets (100%)		$2,168,670,409

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $8,607,255. This was collateralized by $3,226,999 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/14/21 - 8/15/50 and by cash of $5,717,851 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

USD	— United States Dollar

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
S&P Midcap 400 E-Mini Index	86	3/2021	USD	19,810,100	446,254

					446,254

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$37,351,082	$—	$—	$37,351,082
Consumer Discretionary	300,856,807	3,265,020	—	304,121,827
Consumer Staples	77,494,141	—	—	77,494,141
Energy	26,163,101	—	—	26,163,101
Financials	323,130,248	—	—	323,130,248
Health Care	237,659,732	—	—	237,659,732
Industrials	379,980,446	—	—	379,980,446
Information Technology	372,116,579	—	—	372,116,579
Materials	121,524,007	—	—	121,524,007
Real Estate	193,409,223	—	—	193,409,223
Utilities	73,080,041	—	—	73,080,041
Futures	446,254	—	—	446,254
Short-Term Investments
Repurchase Agreements	—	5,717,851	—	5,717,851

Total Assets	$2,143,211,661	$8,982,871	$—	$2,152,194,532

Total Liabilities	$—	$—	$—	$—

Total	$2,143,211,661	$8,982,871	$—	$2,152,194,532

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$446,254	*

Total		$446,254

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$3,049,308	$3,049,308

Total	$3,049,308	$3,049,308

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$148,064	$148,064

Total	$148,064	$148,064

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $14,652,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$306,694,619
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$377,639,815

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$917,323,283
Aggregate gross unrealized depreciation	(100,871,186)

Net unrealized appreciation	$816,452,097

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,335,742,435

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $1,329,459,078)	$2,146,030,427
Repurchase Agreements (Cost $5,717,851)	5,717,851
Cash	24,580,684
Dividends, interest and other receivables	2,041,713
Due from broker for futures variation margin	1,433,765
Receivable for Portfolio shares sold	225,725
Securities lending income receivable	11,522
Other assets	6,852

Total assets	2,180,048,539

LIABILITIES
Payable for return of collateral on securities loaned	5,717,851
Payable for securities purchased	3,854,867
Investment management fees payable	627,207
Payable for Portfolio shares redeemed	489,462
Distribution fees payable – Class IB	420,230
Administrative fees payable	170,767
Distribution fees payable – Class IA	26,621
Trustees’ fees payable	1,526
Accrued expenses	69,599

Total liabilities	11,378,130

NET ASSETS	$2,168,670,409

Net assets were comprised of:
Paid in capital	$1,338,207,082
Total distributable earnings (loss)	830,463,327

Net assets	$2,168,670,409

Class IA
Net asset value, offering and redemption price per share, $127,485,025 / 8,186,630 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.57

Class IB
Net asset value, offering and redemption price per share, $2,016,103,385 / 132,037,865 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.27

Class K
Net asset value, offering and redemption price per share, $25,081,999 / 1,609,734 shares outstanding (unlimited amount authorized: $0.01 par value)	$15.58

(x)	Includes value of securities on loan of $8,607,255.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $1,816 foreign withholding tax)	$28,776,524
Interest	84,517
Securities lending (net)	190,556

Total income	29,051,597

EXPENSES
Investment management fees	6,329,611
Distribution fees – Class IB	4,200,067
Administrative fees	1,724,919
Distribution fees – Class IA	269,806
Printing and mailing expenses	139,119
Professional fees	111,630
Custodian fees	79,000
Trustees’ fees	59,553
Miscellaneous	41,953

Gross expenses	12,955,658
Less: Voluntary waiver from investment manager	(58,972)

Net expenses	12,896,686

NET INVESTMENT INCOME (LOSS)	16,154,911

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	84,031,245
Futures contracts	3,049,308

Net realized gain (loss)	87,080,553

Change in unrealized appreciation (depreciation) on:
Investments in securities	143,093,505
Futures contracts	148,064

Net change in unrealized appreciation (depreciation)	143,241,569

NET REALIZED AND UNREALIZED GAIN (LOSS)	230,322,122

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$246,477,033

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$16,154,911	$18,098,816
Net realized gain (loss)	87,080,553	102,950,491
Net change in unrealized appreciation (depreciation)	143,241,569	299,884,432

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	246,477,033	420,933,739

Distributions to shareholders:
Class IA	(7,211,478)	(5,994,680)
Class IB	(116,025,045)	(92,260,945)
Class K	(1,486,796)	(1,414,678)

Total distributions to shareholders	(124,723,319)	(99,670,303)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 558,153 and 603,646 shares, respectively ]	7,331,089	8,581,763
Capital shares issued in reinvestment of dividends and distributions [ 494,006 and 415,845 shares, respectively ]	7,211,478	5,994,680
Capital shares repurchased [ (1,261,434) and (997,009) shares, respectively ]	(16,488,532)	(14,186,188)

Total Class IA transactions	(1,945,965)	390,255

Class IB
Capital shares sold [ 7,981,843 and 6,306,279 shares, respectively ]	99,479,030	87,654,573
Capital shares issued in reinvestment of dividends and distributions [ 8,103,245 and 6,518,717 shares, respectively ]	116,025,045	92,260,945
Capital shares repurchased [ (13,485,194) and (12,156,926) shares, respectively ]	(178,731,698)	(169,620,777)

Total Class IB transactions	36,772,377	10,294,741

Class K
Capital shares sold [ 119,556 and 74,850 shares, respectively ]	1,576,160	1,066,299
Capital shares issued in reinvestment of dividends and distributions [ 101,713 and 98,120 shares, respectively ]	1,486,796	1,414,678
Capital shares repurchased [ (496,482) and (346,343) shares, respectively ]	(6,652,283)	(4,892,241)

Total Class K transactions	(3,589,327)	(2,411,264)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	31,237,085	8,273,732

TOTAL INCREASE (DECREASE) IN NET ASSETS	152,990,799	329,537,168
NET ASSETS:
Beginning of year	2,015,679,610	1,686,142,442

End of year	$2,168,670,409	$2,015,679,610

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.68	$12.31	$15.35	$14.65	$12.97

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.13	0.14	0.11	0.16
Net realized and unrealized gain (loss)	1.68	2.98	(1.86)	2.12	2.42

Total from investment operations	1.80	3.11	(1.72)	2.23	2.58

Less distributions:
Dividends from net investment income	(0.11)	(0.14)	(0.15)	(0.12)	(0.15)
Distributions from net realized gains	(0.80)	(0.60)	(1.17)	(1.41)	(0.75)

Total dividends and distributions	(0.91)	(0.74)	(1.32)	(1.53)	(0.90)

Net asset value, end of year	$15.57	$14.68	$12.31	$15.35	$14.65

Total return	12.80%	25.43%	(11.69)%	15.46%	19.89%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$127,485	$123,215	$103,087	$119,960	$107,344
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.72%	0.72%	0.72%	0.72%	0.72%
Before waivers and reimbursements (f)	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.89%	0.94%	0.93%	0.69%	1.14%
Before waivers and reimbursements (f)	0.89%	0.94%	0.93%	0.69%	1.14%
Portfolio turnover rate^	17%	17%	18%	18%	20%

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.41	$12.10	$15.11	$14.44	$12.79

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12	0.13	0.14	0.11	0.15
Net realized and unrealized gain (loss)	1.65	2.92	(1.83)	2.09	2.40

Total from investment operations	1.77	3.05	(1.69)	2.20	2.55

Less distributions:
Dividends from net investment income	(0.11)	(0.14)	(0.15)	(0.12)	(0.15)
Distributions from net realized gains	(0.80)	(0.60)	(1.17)	(1.41)	(0.75)

Total dividends and distributions	(0.91)	(0.74)	(1.32)	(1.53)	(0.90)

Net asset value, end of year	$15.27	$14.41	$12.10	$15.11	$14.44

Total return	12.84%	25.37%	(11.68)%	15.47%	19.92%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,016,103	$1,864,800	$1,557,718	$1,862,819	$1,674,669
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.72%	0.72%	0.72%	0.72%	0.72%
Before waivers and reimbursements (f)	0.72%	0.72%	0.72%	0.72%	0.72%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.89%	0.94%	0.93%	0.69%	1.13%
Before waivers and reimbursements (f)	0.89%	0.94%	0.93%	0.69%	1.13%
Portfolio turnover rate^	17%	17%	18%	18%	20%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$14.68	$12.31	$15.35	$14.65	$12.97

Income (loss) from investment operations:
Net investment income (loss) (e)	0.15	0.17	0.18	0.14	0.19
Net realized and unrealized gain (loss)	1.70	2.97	(1.86)	2.13	2.43

Total from investment operations	1.85	3.14	(1.68)	2.27	2.62

Less distributions:
Dividends from net investment income	(0.15)	(0.17)	(0.19)	(0.16)	(0.19)
Distributions from net realized gains	(0.80)	(0.60)	(1.17)	(1.41)	(0.75)

Total dividends and distributions	(0.95)	(0.77)	(1.36)	(1.57)	(0.94)

Net asset value, end of year	$15.58	$14.68	$12.31	$15.35	$14.65

Total return	13.10%	25.72%	(11.46)%	15.73%	20.20%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$25,082	$27,665	$25,337	$33,189	$32,131
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.47%	0.47%	0.47%	0.47%	0.47%
Before waivers and reimbursements (f)	0.47%	0.47%	0.47%	0.47%	0.47%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.13%	1.19%	1.17%	0.93%	1.38%
Before waivers and reimbursements (f)	1.13%	1.18%	1.17%	0.93%	1.38%
Portfolio turnover rate^	17%	17%	18%	18%	20%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC

➢	Diamond Hill Capital Management, Inc.

➢	Wellington Management Company LLP.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	4.94%	8.77%	8.86%
Portfolio – Class IB Shares	4.99	8.77	8.82
Portfolio – Class K Shares*	5.22	9.05	11.33
Russell Midcap® Value Index	4.96	9.73	10.49

* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 4.99% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell Midcap® Value Index, which returned 4.96% over the same period.

The following commentary describes key factors (such as stock selection and sector allocation decisions) that helped or hurt the Portfolio’s performance relative to the Russell Midcap® Value Index.

Portfolio Highlights

What helped performance during the year:

•

On a relative basis, security selection in the financials sector was the largest contributor to the Portfolio’s return relative to the benchmark. Security selection in health care and an underweight position in the energy, real estate and utilities sectors were also significant contributors to relative return.

•	Overweighting industrials holding Wesco International, Inc. added to results. Wesco’s shares rose on strong revenue, margin and free cash flow results following the acquisition of Anixter.

•	Mr. Cooper Group, Inc. in the financials sector was also a key contributor to relative performance.

What hurt performance during the year:

•

On a relative basis, security selection in the materials and communication services sectors, an overweight position in financials, and underweight positions in health care and materials were the largest detractor from return.

•	Underweighting the information technology, communication services and industrials sectors also meaningfully detracted from relative return.

•	Underweighting Newmont Goldcorp Corp. in the materials sector was the largest individual detractor from relative performance.

How did derivatives contribute/detract from performance during the year?

•

The Portfolio maintains exposure to exchange-traded index futures, for purposes of liquidity and/or to adjust the Portfolio’s equity exposure during periods of high market volatility. The derivatives are typically offset by a roughly equal allocation to cash and cash equivalents, and had a minimal impact on performance relative to the benchmark. The Portfolio reduced its equity exposure at certain points of the year during which volatility was relatively high, de-equitizing by as much as 46% for 87 days.

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Sector Weightings as of December 31, 2020	% of Net Assets
Financials	15.3%
Industrials	14.6
Exchange-Traded Funds	10.2
Consumer Discretionary	10.0
Information Technology	7.8
Real Estate	7.8
Health Care	5.7
Materials	5.2
Utilities	5.0
Consumer Staples	3.7
Investment Company	3.6
Energy	2.5
Communication Services	2.5
Repurchase Agreements	0.9
Cash and Other	5.2

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,282.90	$5.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.43	4.75
Class IB
Actual	1,000.00	1,283.90	5.37
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.43	4.75
Class K
Actual	1,000.00	1,284.50	3.94
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.68	3.49

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.94%, 0.94% and 0.69%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.5%)
Diversified Telecommunication Services (0.1%)
CenturyLink, Inc.	174,326	$1,699,678

Entertainment (0.4%)
Liberty Media Corp.-Liberty Formula One, Class A*	4,114	156,291
Liberty Media Corp.-Liberty Formula One, Class C*	106,931	4,555,260
Lions Gate Entertainment Corp., Class A (x)*	10,017	113,893
Lions Gate Entertainment Corp., Class B*	18,834	195,497
Madison Square Garden Entertainment Corp.*	3,062	321,632
Madison Square Garden Sports Corp., Class A*	2,987	549,907
Take-Two Interactive Software, Inc.*	1,388	288,413
Zynga, Inc., Class A*	25,841	255,051

		6,435,944

Interactive Media & Services (0.6%)
Pinterest, Inc., Class A*	10,884	717,256
TripAdvisor, Inc.*	16,012	460,825
Twitter, Inc.*	123,659	6,696,135
Zillow Group, Inc., Class A*	8,158	1,108,999
Zillow Group, Inc., Class C*	20,524	2,664,015

		11,647,230

Media (1.4%)
Discovery, Inc., Class A (x)*	24,859	748,008
Discovery, Inc., Class C*	48,770	1,277,286
DISH Network Corp., Class A*	39,148	1,266,046
Fox Corp., Class A	52,444	1,527,169
Fox Corp., Class B	25,488	736,094
Interpublic Group of Cos., Inc. (The)	61,899	1,455,865
John Wiley & Sons, Inc., Class A	7,099	324,140
Liberty Broadband Corp., Class A*	3,941	621,023
Liberty Broadband Corp., Class C*	25,258	4,000,109
Liberty Media Corp.-Liberty SiriusXM, Class A*	11,684	504,632
Liberty Media Corp.-Liberty SiriusXM, Class C*	24,431	1,062,993
New York Times Co. (The), Class A	25,936	1,342,707
News Corp., Class A	61,809	1,110,708
News Corp., Class B	17,858	317,336
Nexstar Media Group, Inc., Class A	2,033	221,983
Omnicom Group, Inc.	33,297	2,076,734
Sirius XM Holdings, Inc. (x)	74,765	476,253
TEGNA, Inc.	194,935	2,719,343
ViacomCBS, Inc.	86,466	3,221,723
ViacomCBS, Inc., Class A	1,773	67,055

		25,077,207

Wireless Telecommunication Services (0.0%)
Telephone and Data Systems, Inc.	16,024	297,566
United States Cellular Corp.*	2,365	72,582

		370,148

Total Communication Services		45,230,207

Consumer Discretionary (10.0%)
Auto Components (1.0%)
Aptiv plc	42,385	5,522,342
BorgWarner, Inc.	188,646	7,289,282
Gentex Corp.	133,811	4,540,207
Lear Corp.	9,545	1,517,941

		18,869,772

Automobiles (0.4%)
Ford Motor Co.	621,677	5,464,541
Harley-Davidson, Inc.	24,364	894,159
Thor Industries, Inc.	8,389	780,093

		7,138,793

Distributors (0.2%)
Genuine Parts Co.	21,997	2,209,159
LKQ Corp.*	47,235	1,664,561

		3,873,720

Diversified Consumer Services (0.2%)
Bright Horizons Family Solutions, Inc.*	2,904	502,363
frontdoor, Inc.*	11,346	569,682
Graham Holdings Co., Class B	557	297,093
Grand Canyon Education, Inc.*	7,430	691,807
H&R Block, Inc.	9,429	149,544
Service Corp. International	26,639	1,307,975
Terminix Global Holdings, Inc.*	21,071	1,074,832

		4,593,296

Hotels, Restaurants & Leisure (2.5%)
Aramark	36,362	1,399,210
Carnival Corp.	76,740	1,662,188
Choice Hotels International, Inc.	5,540	591,284
Darden Restaurants, Inc.	20,723	2,468,524
Denny’s Corp.*	154,716	2,271,231
Extended Stay America, Inc.	28,187	417,449
Hilton Worldwide Holdings, Inc.	43,061	4,790,967
Hyatt Hotels Corp., Class A	5,568	413,424
MGM Resorts International	74,997	2,363,155
Norwegian Cruise Line Holdings Ltd. (x)*	50,218	1,277,044
Planet Fitness, Inc., Class A*	5,516	428,207
Red Rock Resorts, Inc., Class A	316,599	7,927,639
Royal Caribbean Cruises Ltd.	29,006	2,166,458
Six Flags Entertainment Corp.	12,560	428,296
Vail Resorts, Inc.	25,007	6,975,953
Wyndham Destinations, Inc.	13,380	600,227
Wyndham Hotels & Resorts, Inc.	82,064	4,877,884
Wynn Resorts Ltd.	11,743	1,324,963
Yum China Holdings, Inc.	59,436	3,393,201

		45,777,304

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Household Durables (1.7%)
DR Horton, Inc.	52,681	$3,630,775
Garmin Ltd.	23,832	2,851,737
Leggett & Platt, Inc.	61,194	2,710,894
Lennar Corp., Class A	74,450	5,675,324
Lennar Corp., Class B	2,582	158,018
Mohawk Industries, Inc.*	9,254	1,304,351
Newell Brands, Inc.	61,181	1,298,873
NVR, Inc.*	2,047	8,351,474
PulteGroup, Inc.	42,611	1,837,386
Tempur Sealy International, Inc.*	6,674	180,198
Toll Brothers, Inc.	18,443	801,717
Whirlpool Corp.	9,717	1,753,821

		30,554,568

Internet & Direct Marketing Retail (0.2%)
Expedia Group, Inc.	19,129	2,532,680
Grubhub, Inc.*	13,242	983,483
Qurate Retail, Inc., Class A	60,649	665,319
Wayfair, Inc., Class A*	953	215,197

		4,396,679

Leisure Products (0.6%)
Brunswick Corp.	12,564	957,879
Hasbro, Inc.	20,266	1,895,682
Mattel, Inc.*	22,963	400,704
Peloton Interactive, Inc., Class A*	30,490	4,625,943
Polaris, Inc.	26,811	2,554,552

		10,434,760

Multiline Retail (0.2%)
Dollar Tree, Inc.*	19,526	2,109,589
Kohl’s Corp.	24,508	997,230
Nordstrom, Inc. (x)	16,746	522,643
Ollie’s Bargain Outlet Holdings, Inc.*	1,005	82,179

		3,711,641

Specialty Retail (1.1%)
Advance Auto Parts, Inc.	26,546	4,181,260
AutoNation, Inc.*	9,132	637,322
AutoZone, Inc.*	1,522	1,804,240
Best Buy Co., Inc.	29,792	2,972,944
Burlington Stores, Inc.*	1,134	296,598
CarMax, Inc.*	23,582	2,227,556
Dick’s Sporting Goods, Inc.	9,822	552,094
Foot Locker, Inc.	16,481	666,492
Gap, Inc. (The)	29,076	587,044
L Brands, Inc.	36,538	1,358,848
Leslie’s, Inc. (x)*	4,293	119,131
Penske Automotive Group, Inc.	5,238	311,085
Tiffany & Co.	19,298	2,536,722
Ulta Beauty, Inc.*	620	178,039
Vroom, Inc.*	805	32,981
Williams-Sonoma, Inc.	10,244	1,043,249

		19,505,605

Textiles, Apparel & Luxury Goods (1.9%)
Capri Holdings Ltd.*	22,606	949,452
Carter’s, Inc.	77,303	7,271,893
Columbia Sportswear Co.	45,032	3,934,896
Hanesbrands, Inc.	407,407	5,939,994
PVH Corp.	10,792	1,013,261
Ralph Lauren Corp.	7,499	777,946
Skechers USA, Inc., Class A*	21,305	765,702
Steven Madden Ltd.	130,240	4,600,077
Tapestry, Inc.	44,052	1,369,136
Under Armour, Inc., Class A*	29,991	514,945
Under Armour, Inc., Class C*	31,185	464,033
VF Corp.	47,972	4,097,289
Wolverine World Wide, Inc.	86,902	2,715,688

		34,414,312

Total Consumer Discretionary		183,270,450

Consumer Staples (3.7%)
Beverages (0.2%)
Brown-Forman Corp., Class A	1,099	80,744
Brown-Forman Corp., Class B	4,259	338,292
Molson Coors Beverage Co., Class B	71,622	3,236,598

		3,655,634

Food & Staples Retailing (0.6%)
Albertsons Cos., Inc., Class A (x)	4,582	80,552
Casey’s General Stores, Inc.	5,864	1,047,428
Grocery Outlet Holding Corp.*	5,333	209,320
Kroger Co. (The)	122,192	3,880,818
Sprouts Farmers Market, Inc.*	3,045	61,204
US Foods Holding Corp.*	168,707	5,619,630

		10,898,952

Food Products (2.7%)
Archer-Daniels-Midland Co.	87,545	4,413,143
Beyond Meat, Inc. (x)*	1,713	214,125
Bunge Ltd.	21,606	1,416,921
Cal-Maine Foods, Inc.*	163,092	6,122,474
Campbell Soup Co.	15,372	743,236
Conagra Brands, Inc.	77,687	2,816,931
Flowers Foods, Inc.	189,427	4,286,733
Hain Celestial Group, Inc. (The)*	12,959	520,304
Hershey Co. (The)	5,361	816,641
Hormel Foods Corp.	44,475	2,072,980
Ingredion, Inc.	10,692	841,140
JM Smucker Co. (The)	17,597	2,034,213
Kellogg Co.	26,441	1,645,423
Lamb Weston Holdings, Inc.	17,924	1,411,336
McCormick & Co., Inc. (Non-Voting)	17,432	1,666,499
Pilgrim’s Pride Corp.*	5,964	116,954
Post Holdings, Inc.*	143,874	14,532,713
Seaboard Corp.	42	127,302
Simply Good Foods Co. (The)*	44,568	1,397,652
TreeHouse Foods, Inc.*	9,182	390,143
Tyson Foods, Inc., Class A	45,270	2,917,199

		50,504,062

Household Products (0.1%)
Clorox Co. (The)	5,851	1,181,434
Energizer Holdings, Inc.	2,102	88,662
Reynolds Consumer Products, Inc.	5,869	176,305

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Spectrum Brands Holdings, Inc.	6,755	$533,510

		1,979,911

Personal Products (0.1%)
Coty, Inc., Class A	47,415	332,853
Herbalife Nutrition Ltd.*	12,403	595,964
Nu Skin Enterprises, Inc., Class A	8,172	446,437

		1,375,254

Total Consumer Staples		68,413,813

Energy (2.5%)
Energy Equipment & Services (0.3%)
Baker Hughes Co.	104,596	2,180,826
Halliburton Co.	137,691	2,602,360
Helmerich & Payne, Inc.	15,674	363,010
National Oilwell Varco, Inc.	61,808	848,624

		5,994,820

Oil, Gas & Consumable Fuels (2.2%)
Antero Midstream Corp.	47,188	363,820
Apache Corp.	60,149	853,514
Cabot Oil & Gas Corp.	62,457	1,016,800
Cimarex Energy Co.	125,832	4,719,958
Concho Resources, Inc.	30,486	1,778,858
Continental Resources, Inc. (x)	12,303	200,539
Delek US Holdings, Inc.	102,926	1,654,021
Devon Energy Corp.	60,821	961,580
Diamondback Energy, Inc.	101,924	4,933,122
EQT Corp.	43,498	552,860
Equitrans Midstream Corp.	59,019	474,513
Hess Corp.	43,089	2,274,668
HollyFrontier Corp.	23,784	614,816
Marathon Oil Corp.	125,524	837,245
Marathon Petroleum Corp.	102,268	4,229,805
Murphy Oil Corp.	23,922	289,456
Occidental Petroleum Corp.	133,714	2,314,589
ONEOK, Inc.	69,904	2,682,916
Parsley Energy, Inc., Class A	47,942	680,776
Pioneer Natural Resources Co.	25,842	2,943,145
Targa Resources Corp.	35,354	932,639
Viper Energy Partners LP	69,039	802,233
Williams Cos., Inc. (The)	193,817	3,886,031
WPX Energy, Inc.*	66,160	539,204

		40,537,108

Total Energy		46,531,928

Financials (15.2%)
Banks (6.0%)
Associated Banc-Corp.	24,141	411,604
Atlantic Union Bankshares Corp.	135,390	4,459,747
BancorpSouth Bank	107,376	2,946,397
Bank of Hawaii Corp.	6,279	481,097
Bank OZK	173,107	5,413,056
BankUnited, Inc.	165,065	5,740,961
BOK Financial Corp.	87,220	5,972,826
Cadence Bancorp	121,001	1,986,836
Citizens Financial Group, Inc.	66,835	2,390,020
Comerica, Inc.	22,165	1,238,137
Commerce Bancshares, Inc.	16,821	1,105,140
Cullen/Frost Bankers, Inc.	8,918	777,917
East West Bancorp, Inc.	22,457	1,138,794
Fifth Third Bancorp	113,336	3,124,674
First Citizens BancShares, Inc., Class A (x)	1,004	576,567
First Hawaiian, Inc.	20,644	486,786
First Horizon National Corp.	86,921	1,109,112
First Republic Bank	61,885	9,092,763
FNB Corp.	51,359	487,910
Huntington Bancshares, Inc.	160,929	2,032,533
KeyCorp	152,392	2,500,753
M&T Bank Corp.	20,105	2,559,367
PacWest Bancorp	18,587	472,110
People’s United Financial, Inc.	67,372	871,120
Pinnacle Financial Partners, Inc.	11,767	757,795
Popular, Inc.	13,213	744,156
Prosperity Bancshares, Inc.	14,220	986,299
Regions Financial Corp.	150,643	2,428,365
Signature Bank	8,287	1,121,148
South State Corp.	59,352	4,291,150
Sterling Bancorp	712,377	12,808,538
SVB Financial Group*	24,402	9,463,828
Synovus Financial Corp.	164,917	5,338,363
TCF Financial Corp.	23,010	851,830
Umpqua Holdings Corp.	35,039	530,490
Webster Financial Corp.	14,258	600,975
Western Alliance Bancorp	105,893	6,348,285
Wintrust Financial Corp.	9,093	555,491
Zions Bancorp NA	128,179	5,568,096

		109,771,036

Capital Markets (1.8%)
Affiliated Managers Group, Inc.	7,360	748,512
Ameriprise Financial, Inc.	18,714	3,636,692
Carlyle Group, Inc. (The)	16,806	528,381
Cboe Global Markets, Inc.	13,639	1,270,064
Eaton Vance Corp.	17,639	1,198,217
Evercore, Inc., Class A	6,290	689,636
Franklin Resources, Inc.	43,160	1,078,568
Interactive Brokers Group, Inc., Class A	11,867	722,938
Invesco Ltd.	60,066	1,046,950
KKR & Co., Inc., Class A	86,072	3,485,055
Lazard Ltd., Class A	16,064	679,507
LPL Financial Holdings, Inc.	11,520	1,200,614
Morningstar, Inc.	573	132,690
Nasdaq, Inc.	18,236	2,420,647
Northern Trust Corp.	30,610	2,851,015
Raymond James Financial, Inc.	19,558	1,871,114
SEI Investments Co.	17,630	1,013,196
State Street Corp.	56,109	4,083,613
T. Rowe Price Group, Inc.	26,652	4,034,846
Tradeweb Markets, Inc., Class A	2,026	126,524
Virtu Financial, Inc., Class A	1,100	27,687

		32,846,466

Consumer Finance (1.0%)
Ally Financial, Inc.	59,524	2,122,626
Credit Acceptance Corp. (x)*	1,462	506,057
Discover Financial Services	48,838	4,421,304
LendingTree, Inc.*	66	18,070
OneMain Holdings, Inc.	10,352	498,552
PROG Holdings, Inc.	54,226	2,921,155

See Notes to Financial Statements.

1289

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Santander Consumer USA Holdings, Inc.	11,821	$260,298
SLM Corp.	296,016	3,667,638
Synchrony Financial	91,743	3,184,400

		17,600,100

Diversified Financial Services (0.5%)
Equitable Holdings, Inc.‡	63,279	1,619,310
Jefferies Financial Group, Inc.	33,840	832,464
Voya Financial, Inc.	104,752	6,160,465

		8,612,239

Insurance (5.1%)
Alleghany Corp.	8,585	5,182,679
American Financial Group, Inc.	11,145	976,525
American National Group, Inc.	796	76,511
Arch Capital Group Ltd.*	62,654	2,259,930
Arthur J Gallagher & Co.	29,999	3,711,176
Assurant, Inc.	36,141	4,923,127
Assured Guaranty Ltd.	12,848	404,584
Athene Holding Ltd., Class A*	18,401	793,819
Axis Capital Holdings Ltd.	12,038	606,595
Brighthouse Financial, Inc.*	87,712	3,175,613
Brown & Brown, Inc.	78,741	3,733,111
Cincinnati Financial Corp.	23,855	2,084,211
CNA Financial Corp.	4,616	179,839
CNO Financial Group, Inc.	199,638	4,437,953
Enstar Group Ltd.*	12,192	2,498,019
Erie Indemnity Co., Class A	1,713	420,713
Everest Re Group Ltd.	6,275	1,468,915
Fidelity National Financial, Inc.	43,572	1,703,229
First American Financial Corp.	17,280	892,166
Globe Life, Inc.	16,248	1,542,910
GoHealth, Inc., Class A (x)*	5,986	81,769
Hanover Insurance Group, Inc. (The)	42,798	5,003,942
Hartford Financial Services Group, Inc. (The)	56,970	2,790,391
Kemper Corp.	60,783	4,669,958
Lancashire Holdings Ltd.	174,245	1,723,956
Lemonade, Inc. (x)*	2,023	247,817
Lincoln National Corp.	26,879	1,352,282
Loews Corp.	121,092	5,451,562
Markel Corp.*	2,153	2,224,695
Mercury General Corp.	4,492	234,527
Old Republic International Corp.	45,084	888,606
Primerica, Inc.	2,367	317,012
Principal Financial Group, Inc.	43,278	2,147,022
ProAssurance Corp.	154,341	2,745,726
Prudential Financial, Inc.	62,597	4,886,948
Reinsurance Group of America, Inc.	49,029	5,682,461
RenaissanceRe Holdings Ltd.	35,205	5,837,693
Unum Group	32,386	742,935
W R Berkley Corp.	22,183	1,473,395
White Mountains Insurance Group Ltd.	481	481,317
Willis Towers Watson plc	20,507	4,320,415

		94,376,054

Mortgage Real Estate Investment Trusts (REITs) (0.3%)
AGNC Investment Corp. (REIT)	86,075	1,342,770
Annaly Capital Management, Inc. (REIT)	223,664	1,889,961
New Residential Investment Corp. (REIT)	65,999	656,030
Starwood Property Trust, Inc. (REIT)	43,531	840,148

		4,728,909

Thrifts & Mortgage Finance (0.5%)
MGIC Investment Corp.	285,486	3,582,849
Mr Cooper Group, Inc.*	168,939	5,242,177
New York Community Bancorp, Inc.	71,645	755,855
TFS Financial Corp.	8,036	141,675

		9,722,556

Total Financials		277,657,360

Health Care (5.7%)
Biotechnology (0.5%)
Acceleron Pharma, Inc.*	453	57,957
Agios Pharmaceuticals, Inc.*	8,845	383,254
Alexion Pharmaceuticals, Inc.*	28,432	4,442,216
Alkermes plc*	25,140	501,543
BioMarin Pharmaceutical, Inc.*	2,765	242,463
Bluebird Bio, Inc.*	5,870	253,995
Exact Sciences Corp.*	3,205	424,630
Exelixis, Inc.*	30,830	618,758
Ionis Pharmaceuticals, Inc.*	10,572	597,741
Sage Therapeutics, Inc.*	7,548	652,977
United Therapeutics Corp.*	6,913	1,049,324

		9,224,858

Health Care Equipment & Supplies (2.2%)
Avanos Medical, Inc.*	41,096	1,885,485
Boston Scientific Corp.*	49,421	1,776,685
Cooper Cos., Inc. (The)	6,822	2,478,569
Dentsply Sirona, Inc.	92,660	4,851,678
Envista Holdings Corp.*	25,418	857,349
Globus Medical, Inc., Class A*	11,806	769,987
Haemonetics Corp.*	549	65,194
Hill-Rom Holdings, Inc.	35,963	3,523,295
Hologic, Inc.*	28,219	2,055,190
ICU Medical, Inc.*	2,265	485,820
Integer Holdings Corp.*	24,104	1,957,004
Integra LifeSciences Holdings Corp.*	54,388	3,530,869
LivaNova plc*	63,663	4,215,127
STERIS plc	12,684	2,404,125
Tandem Diabetes Care, Inc.*	1,049	100,368
Teleflex, Inc.	2,745	1,129,760
Varian Medical Systems, Inc.*	12,635	2,211,251
Zimmer Biomet Holdings, Inc.	32,765	5,048,759

		39,346,515

Health Care Providers & Services (1.3%)
Acadia Healthcare Co., Inc.*	60,336	3,032,487
AmerisourceBergen Corp.	12,075	1,180,452
DaVita, Inc.*	10,034	1,177,992
Encompass Health Corp.	63,984	5,290,837

See Notes to Financial Statements.

1290

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Henry Schein, Inc.*	22,714	$1,518,658
Laboratory Corp. of America Holdings*	14,605	2,972,848
McKesson Corp.	6,568	1,142,306
Molina Healthcare, Inc.*	12,556	2,670,410
Oak Street Health, Inc. (x)*	1,286	78,652
Premier, Inc., Class A	19,109	670,726
Quest Diagnostics, Inc.	21,302	2,538,559
Universal Health Services, Inc., Class B	11,732	1,613,150

		23,887,077

Health Care Technology (0.0%)
American Well Corp., Class A (x)*	2,016	51,065
Change Healthcare, Inc.*	10,569	197,112
Teladoc Health, Inc.*	1,097	219,356

		467,533

Life Sciences Tools & Services (1.0%)
Agilent Technologies, Inc.	44,602	5,284,891
Berkeley Lights, Inc. (x)*	673	60,173
Bio-Rad Laboratories, Inc., Class A*	3,364	1,961,010
Bio-Techne Corp.	375	119,081
Bruker Corp.	9,457	511,907
Charles River Laboratories International, Inc.*	916	228,872
IQVIA Holdings, Inc.*	18,820	3,371,979
Mettler-Toledo International, Inc.*	233	265,546
PerkinElmer, Inc.	14,294	2,051,189
PPD, Inc.*	4,065	139,104
PRA Health Sciences, Inc.*	1,548	194,181
QIAGEN NV*	35,828	1,893,510
Syneos Health, Inc.*	10,685	727,969
Waters Corp.*	9,028	2,233,708

		19,043,120

Pharmaceuticals (0.7%)
Catalent, Inc.*	25,889	2,694,268
Elanco Animal Health, Inc.*	72,407	2,220,723
Horizon Therapeutics plc*	2,237	163,636
Jazz Pharmaceuticals plc*	8,614	1,421,741
Nektar Therapeutics*	27,602	469,234
Perrigo Co. plc	20,981	938,270
Reata Pharmaceuticals, Inc., Class A*	409	50,561
Royalty Pharma plc, Class A	9,578	479,379
Viatris, Inc.*	192,001	3,598,099

		12,035,911

Total Health Care		104,005,014

Industrials (14.6%)
Aerospace & Defense (0.9%)
BWX Technologies, Inc.	5,440	327,923
Curtiss-Wright Corp.	6,610	769,073
HEICO Corp.	1,159	153,452
HEICO Corp., Class A	2,508	293,586
Hexcel Corp.	13,277	643,802
Howmet Aerospace, Inc.*	62,887	1,794,795
Huntington Ingalls Industries, Inc.	5,705	972,588
Mercury Systems, Inc.*	1,671	147,148
Moog, Inc., Class A	27,823	2,206,364
Spirit AeroSystems Holdings, Inc., Class A	16,699	652,764
Teledyne Technologies, Inc.*	5,776	2,264,076
Textron, Inc.	36,278	1,753,316
TransDigm Group, Inc.*	6,476	4,007,673
Virgin Galactic Holdings, Inc. (x)*	1,387	32,914

		16,019,474

Air Freight & Logistics (0.4%)
CH Robinson Worldwide, Inc.	17,802	1,671,074
Expeditors International of Washington, Inc.	10,235	973,451
Hub Group, Inc., Class A*	65,096	3,710,472
XPO Logistics, Inc.*	13,744	1,638,285

		7,993,282

Airlines (1.3%)
Alaska Air Group, Inc.	94,443	4,911,036
Allegiant Travel Co.	27,773	5,255,763
American Airlines Group, Inc. (x)	86,111	1,357,970
Copa Holdings SA, Class A	5,157	398,275
Delta Air Lines, Inc.	100,711	4,049,589
JetBlue Airways Corp.*	49,176	715,019
Southwest Airlines Co.	93,937	4,378,404
United Airlines Holdings, Inc.*	45,437	1,965,150

		23,031,206

Building Products (1.7%)
A O Smith Corp.	21,140	1,158,895
Allegion plc	5,138	597,960
Armstrong World Industries, Inc.	4,782	355,733
AZEK Co., Inc. (The)*	9,281	356,854
Carrier Global Corp.	88,724	3,346,669
Fortune Brands Home & Security, Inc.	41,255	3,536,379
JELD-WEN Holding, Inc.*	138,471	3,511,625
Johnson Controls International plc	115,362	5,374,716
Lennox International, Inc.	5,508	1,509,027
Masco Corp.	41,185	2,262,292
Owens Corning	17,030	1,290,193
PGT Innovations, Inc.*	96,053	1,953,718
Trane Technologies plc	37,808	5,488,209

		30,742,270

Commercial Services & Supplies (0.9%)
ADT, Inc.	23,997	188,376
Cintas Corp.	1,604	566,950
Clean Harbors, Inc.*	82,536	6,280,990
IAA, Inc.*	16,299	1,059,109
MSA Safety, Inc.	4,509	673,600
Republic Services, Inc.	33,061	3,183,774
Rollins, Inc.	4,573	178,667
Stericycle, Inc.*	75,322	5,222,074

		17,353,540

Construction & Engineering (0.3%)
AECOM*	24,344	1,211,844

See Notes to Financial Statements.

1291

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Jacobs Engineering Group, Inc.	19,951	$2,173,861
Quanta Services, Inc.	17,382	1,251,852
Valmont Industries, Inc.	3,337	583,741

		5,221,298

Electrical Equipment (1.2%)
Acuity Brands, Inc.	5,851	708,497
AMETEK, Inc.	36,213	4,379,600
Array Technologies, Inc.*	7,856	338,908
EnerSys	26,465	2,198,183
Generac Holdings, Inc.*	885	201,258
GrafTech International Ltd.	12,221	130,276
Hubbell, Inc.	8,606	1,349,335
nVent Electric plc	24,750	576,427
Regal Beloit Corp.	6,449	792,002
Rockwell Automation, Inc.	9,344	2,343,569
Sensata Technologies Holding plc*	185,706	9,794,134

		22,812,189

Industrial Conglomerates (0.1%)
Carlisle Cos., Inc.	8,293	1,295,201

Machinery (5.1%)
AGCO Corp.	9,840	1,014,406
Allison Transmission Holdings, Inc.	6,525	281,423
Colfax Corp.*	334,550	12,793,192
Crane Co.	7,752	602,020
Cummins, Inc.	23,329	5,298,016
Donaldson Co., Inc.	17,469	976,168
Dover Corp.	22,589	2,851,861
Flowserve Corp.	20,722	763,606
Fortive Corp.	46,867	3,319,121
Gates Industrial Corp. plc*	7,339	93,646
Graco, Inc.	13,154	951,692
IDEX Corp.	12,002	2,390,798
Ingersoll Rand, Inc.*	135,659	6,180,624
ITT, Inc.	13,768	1,060,411
John Bean Technologies Corp.	30,603	3,484,764
Kennametal, Inc.	112,692	4,083,958
Lincoln Electric Holdings, Inc.	5,218	606,593
Meritor, Inc.*	94,279	2,631,327
Middleby Corp. (The)*	29,711	3,830,342
Nordson Corp.	1,674	336,390
Oshkosh Corp.	10,788	928,523
Otis Worldwide Corp.	64,468	4,354,813
PACCAR, Inc.	54,068	4,664,987
Parker-Hannifin Corp.	20,270	5,521,751
Pentair plc	26,294	1,395,949
Rexnord Corp.	89,561	3,536,764
Snap-on, Inc.	8,355	1,429,875
SPX FLOW, Inc.*	121,599	7,047,878
Stanley Black & Decker, Inc.	24,363	4,350,257
Timken Co. (The)	10,088	780,408
Toro Co. (The)	1,741	165,116
Trinity Industries, Inc.	13,478	355,684
Westinghouse Air Brake Technologies Corp.	28,329	2,073,683
Woodward, Inc.	8,863	1,077,120
Xylem, Inc.	28,502	2,901,219

		94,134,385

Marine (0.4%)
Kirby Corp.*	140,344	7,274,030

Professional Services (0.5%)
CoreLogic, Inc.	11,970	925,520
Dun & Bradstreet Holdings, Inc.*	6,961	173,329
Equifax, Inc.	4,974	959,186
FTI Consulting, Inc.*	5,738	641,049
IHS Markit Ltd.	28,789	2,586,116
ManpowerGroup, Inc.	9,223	831,730
Nielsen Holdings plc	56,763	1,184,644
Robert Half International, Inc.	17,785	1,111,207
TransUnion	2,403	238,426

		8,651,207

Road & Rail (0.6%)
AMERCO	1,420	644,623
JB Hunt Transport Services, Inc.	9,754	1,332,884
Kansas City Southern	14,780	3,017,042
Knight-Swift Transportation Holdings, Inc.	76,337	3,192,413
Landstar System, Inc. (x)	899	121,059
Lyft, Inc., Class A*	38,651	1,898,924
Old Dominion Freight Line, Inc.	2,145	418,661
Ryder System, Inc.	8,347	515,511
Schneider National, Inc., Class B	9,702	200,831

		11,341,948

Trading Companies & Distributors (1.2%)
AerCap Holdings NV*	61,303	2,794,191
Air Lease Corp.	16,963	753,496
Fastenal Co.	17,248	842,220
MSC Industrial Direct Co., Inc., Class A	7,116	600,519
United Rentals, Inc.*	11,315	2,624,062
Univar Solutions, Inc.*	26,566	505,020
Watsco, Inc.	5,190	1,175,794
WESCO International, Inc.*	147,203	11,555,435
WW Grainger, Inc.	1,887	770,538

		21,621,275

Transportation Infrastructure (0.0%)
Macquarie Infrastructure Corp.	11,697	439,222

Total Industrials		267,930,527

Information Technology (7.8%)
Communications Equipment (1.4%)
Arista Networks, Inc.*	1,665	483,799
Ciena Corp.*	76,870	4,062,580
CommScope Holding Co., Inc.*	29,821	399,601
EchoStar Corp., Class A*	7,911	167,634
F5 Networks, Inc.*	29,420	5,176,155
Juniper Networks, Inc.	140,535	3,163,443
Lumentum Holdings, Inc.*	70,955	6,726,534
Motorola Solutions, Inc.	24,117	4,101,337
Ubiquiti, Inc.	261	72,691
ViaSat, Inc.*	9,482	309,587

		24,663,361

Electronic Equipment, Instruments & Components (1.7%)
Amphenol Corp., Class A	18,730	2,449,322
Arrow Electronics, Inc.*	11,700	1,138,410

See Notes to Financial Statements.

1292

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Avnet, Inc.	67,023	$2,353,177
Coherent, Inc.*	16,192	2,429,124
Corning, Inc.	118,490	4,265,640
Dolby Laboratories, Inc., Class A	8,853	859,892
FLIR Systems, Inc.	20,777	910,656
IPG Photonics Corp.*	5,282	1,182,059
Jabil, Inc.	18,967	806,666
Keysight Technologies, Inc.*	19,795	2,614,722
Littelfuse, Inc.	3,751	955,230
National Instruments Corp.	20,527	901,956
Rogers Corp.*	17,508	2,718,817
Sanmina Corp.*	100,613	3,208,549
SYNNEX Corp.	6,615	538,726
Trimble, Inc.*	39,735	2,653,106
Vontier Corp.*	18,964	633,398
Zebra Technologies Corp., Class A*	743	285,557

		30,905,007

IT Services (1.6%)
Akamai Technologies, Inc.*	4,484	470,775
Alliance Data Systems Corp.	7,453	552,267
Amdocs Ltd.	68,367	4,849,271
BigCommerce Holdings, Inc. (x)*	239	15,332
Broadridge Financial Solutions, Inc.	9,851	1,509,173
CACI International, Inc., Class A*	3,318	827,277
Concentrix Corp.*	6,615	652,900
DXC Technology Co.	40,394	1,040,146
Euronet Worldwide, Inc.*	8,006	1,160,230
Genpact Ltd.	18,260	755,234
Jack Henry & Associates, Inc.	2,635	426,844
Leidos Holdings, Inc.	52,652	5,534,778
Paychex, Inc.	10,741	1,000,846
Sabre Corp.	50,094	602,130
Science Applications International Corp.	8,049	761,757
Twilio, Inc., Class A*	3,777	1,278,515
VeriSign, Inc.*	6,450	1,395,780
Western Union Co. (The)	52,654	1,155,229
WEX, Inc.*	6,412	1,305,034
WNS Holdings Ltd. (ADR)*	57,525	4,144,676

		29,438,194

Semiconductors & Semiconductor Equipment (1.7%)
Allegro MicroSystems, Inc. (x)*	2,423	64,597
Cirrus Logic, Inc.*	9,304	764,789
Cree, Inc.*	17,652	1,869,347
Entegris, Inc.	1,411	135,597
First Solar, Inc.*	14,633	1,447,496
Marvell Technology Group Ltd.	105,071	4,995,075
Maxim Integrated Products, Inc.	28,267	2,505,870
Microchip Technology, Inc.	9,664	1,334,695
MKS Instruments, Inc.	32,051	4,822,073
ON Semiconductor Corp.*	64,645	2,115,831
Onto Innovation, Inc.*	46,817	2,226,148
Qorvo, Inc.*	18,180	3,022,789
Skyworks Solutions, Inc.	26,580	4,063,550
Tower Semiconductor Ltd.*	77,912	2,011,688

		31,379,545

Software (0.7%)
2U, Inc. (x)*	7,280	291,273
Aspen Technology, Inc.*	756	98,469
CDK Global, Inc.	16,938	877,896
Ceridian HCM Holding, Inc.*	5,187	552,727
Citrix Systems, Inc.	14,298	1,860,170
Crowdstrike Holdings, Inc., Class A*	6,408	1,357,343
Datto Holding Corp.*	1,746	47,142
Duck Creek Technologies, Inc.*	387	16,757
FireEye, Inc.*	27,914	643,697
Guidewire Software, Inc.*	10,718	1,379,728
Jamf Holding Corp.*	1,619	48,440
JFrog Ltd. (x)*	577	36,253
Manhattan Associates, Inc.*	1,124	118,222
McAfee Corp., Class A (x)	2,643	44,112
nCino, Inc. (x)*	208	15,061
Nuance Communications, Inc.*	44,788	1,974,703
Pegasystems, Inc.	655	87,285
RealPage, Inc.*	1,253	109,312
SolarWinds Corp.*	7,660	114,517
SS&C Technologies Holdings, Inc.	45,232	3,290,628
Synopsys, Inc.*	1,718	445,374
Teradata Corp.*	4,231	95,071
Unity Software, Inc. (x)*	717	110,038

		13,614,218

Technology Hardware, Storage & Peripherals (0.7%)
Hewlett Packard Enterprise Co.	202,469	2,399,258
HP, Inc.	217,945	5,359,268
NCR Corp.*	20,249	760,755
NetApp, Inc.	16,156	1,070,173
Pure Storage, Inc., Class A*	16,970	383,692
Western Digital Corp.	48,511	2,687,024
Xerox Holdings Corp.	26,564	616,019

		13,276,189

Total Information Technology		143,276,514

Materials (5.2%)
Chemicals (2.7%)
Albemarle Corp.	16,814	2,480,401
Ashland Global Holdings, Inc.	76,972	6,096,183
Axalta Coating Systems Ltd.*	33,551	957,881
Cabot Corp.	7,962	357,335
Celanese Corp.	54,666	7,103,300
CF Industries Holdings, Inc.	34,016	1,316,759
Chemours Co. (The)	26,014	644,887
Corteva, Inc.	118,606	4,592,424
Eastman Chemical Co.	21,236	2,129,546
Element Solutions, Inc.	34,566	612,855
FMC Corp.	37,554	4,316,081
Huntsman Corp.	31,901	801,991
International Flavors & Fragrances, Inc. (x)	17,046	1,855,287
LyondellBasell Industries NV, Class A	40,450	3,707,647
Mosaic Co. (The)	55,023	1,266,079
NewMarket Corp.	194	77,268
Olin Corp.	23,459	576,153

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
PPG Industries, Inc.	37,343	$5,385,608
RPM International, Inc.	3,016	273,793
Scotts Miracle-Gro Co. (The)	420	83,639
Valvoline, Inc.	29,517	683,023
W R Grace & Co.	69,232	3,795,298
Westlake Chemical Corp.	5,400	440,640

		49,554,078

Construction Materials (0.5%)
Buzzi Unicem SpA	63,454	1,511,612
Eagle Materials, Inc.	6,573	666,174
Martin Marietta Materials, Inc.	9,903	2,812,155
Vulcan Materials Co.	21,061	3,123,557

		8,113,498

Containers & Packaging (1.2%)
Amcor plc	213,469	2,512,530
AptarGroup, Inc.	10,232	1,400,658
Ardagh Group SA	2,942	50,632
Avery Dennison Corp.	7,797	1,209,393
Ball Corp.	2,952	275,067
Berry Global Group, Inc.*	13,963	784,581
Crown Holdings, Inc.*	58,253	5,836,950
Graphic Packaging Holding Co.	32,322	547,535
International Paper Co.	62,663	3,115,604
Packaging Corp. of America	14,924	2,058,169
Sealed Air Corp.	24,758	1,133,669
Silgan Holdings, Inc.	12,527	464,501
Sonoco Products Co.	15,327	908,125
Westrock Co.	40,873	1,779,202

		22,076,616

Metals & Mining (0.8%)
Freeport-McMoRan, Inc.	231,105	6,013,352
Nucor Corp.	47,352	2,518,653
Reliance Steel & Aluminum Co.	44,759	5,359,890
Royal Gold, Inc.	2,966	315,464
Steel Dynamics, Inc.	31,934	1,177,407

		15,384,766

Total Materials		95,128,958

Real Estate (7.8%)
Equity Real Estate Investment Trusts (REITs) (7.4%)
Alexandria Real Estate Equities, Inc. (REIT)	21,233	3,784,145
American Assets Trust, Inc. (REIT)	75,044	2,167,271
American Campus Communities, Inc. (REIT)	113,257	4,844,002
American Homes 4 Rent (REIT), Class A	43,021	1,290,630
Americold Realty Trust (REIT)	103,334	3,857,458
Apartment Income REIT Corp. (REIT)*	23,454	900,868
Apartment Investment and Management Co. (REIT), Class A	23,454	123,837
Apple Hospitality REIT, Inc. (REIT)	33,389	431,052
AvalonBay Communities, Inc. (REIT)	22,429	3,598,285
Boston Properties, Inc. (REIT)	24,786	2,343,021
Brandywine Realty Trust (REIT)	24,640	293,462
Brixmor Property Group, Inc. (REIT)	47,188	780,961
Brookfield Property REIT, Inc. (REIT), Class A (x)	919	13,730
Camden Property Trust (REIT)	15,027	1,501,498
CoreSite Realty Corp. (REIT)	2,156	270,104
Corporate Office Properties Trust (REIT)	17,880	466,310
Cousins Properties, Inc. (REIT)	23,577	789,830
CubeSmart (REIT)	264,092	8,876,132
CyrusOne, Inc. (REIT)	18,582	1,359,273
Douglas Emmett, Inc. (REIT)	128,724	3,756,166
Duke Realty Corp. (REIT)	58,700	2,346,239
Empire State Realty Trust, Inc. (REIT), Class A	24,063	224,267
EPR Properties (REIT)	11,788	383,110
Equity Commonwealth (REIT)	18,590	507,135
Equity LifeStyle Properties, Inc. (REIT)	16,344	1,035,556
Equity Residential (REIT)	58,582	3,472,741
Essential Properties Realty Trust, Inc. (REIT)	172,643	3,660,032
Essex Property Trust, Inc. (REIT)	10,392	2,467,269
Extra Space Storage, Inc. (REIT)	5,947	689,019
Federal Realty Investment Trust (REIT)	11,987	1,020,334
First Industrial Realty Trust, Inc. (REIT)	68,962	2,905,369
Gaming and Leisure Properties, Inc. (REIT)	155,758	6,604,139
Healthcare Trust of America, Inc. (REIT), Class A	34,624	953,545
Healthpeak Properties, Inc. (REIT)	85,934	2,597,785
Highwoods Properties, Inc. (REIT)	95,964	3,803,053
Host Hotels & Resorts, Inc. (REIT)	216,041	3,160,680
Hudson Pacific Properties, Inc. (REIT)	23,923	574,631
Invitation Homes, Inc. (REIT)	88,303	2,622,599
Iron Mountain, Inc. (REIT)	18,863	556,081
iStar, Inc. (REIT)(x)	101,233	1,503,310
JBG SMITH Properties (REIT)	19,401	606,669
Kilroy Realty Corp. (REIT)	18,301	1,050,477
Kimco Realty Corp. (REIT)	65,796	987,598
Lamar Advertising Co. (REIT), Class A	13,690	1,139,282
Life Storage, Inc. (REIT)	26,790	3,198,458
Medical Properties Trust, Inc. (REIT)	82,848	1,805,258
Mid-America Apartment Communities, Inc. (REIT)	36,483	4,622,031
National Retail Properties, Inc. (REIT)	27,280	1,116,298
Omega Healthcare Investors, Inc. (REIT)	35,840	1,301,709
Outfront Media, Inc. (REIT)	22,897	447,865
Paramount Group, Inc. (REIT)	31,131	281,424
Park Hotels & Resorts, Inc. (REIT)	37,440	642,096
Rayonier, Inc. (REIT)	88,260	2,593,079
Realty Income Corp. (REIT)	55,723	3,464,299
Regency Centers Corp. (REIT)	26,842	1,223,727
Rexford Industrial Realty, Inc. (REIT)	19,674	966,190

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Simon Property Group, Inc. (REIT)	10,905	$929,978
SL Green Realty Corp. (REIT)	11,626	692,677
Spirit Realty Capital, Inc. (REIT)	16,383	658,105
STORE Capital Corp. (REIT)	38,144	1,296,133
Sun Communities, Inc. (REIT)	16,746	2,544,555
UDR, Inc. (REIT)	78,045	2,999,269
Ventas, Inc. (REIT)	59,482	2,916,997
VEREIT, Inc. (REIT)	34,403	1,300,089
VICI Properties, Inc. (REIT)	85,181	2,172,116
Vornado Realty Trust (REIT)	27,950	1,043,653
Weingarten Realty Investors (REIT)	19,319	418,643
Welltower, Inc. (REIT)	66,075	4,269,767
Weyerhaeuser Co. (REIT)	119,055	3,991,914
WP Carey, Inc. (REIT)	27,260	1,924,011

		135,139,296

Real Estate Management & Development (0.4%)
CBRE Group, Inc., Class A*	53,164	3,334,446
Howard Hughes Corp. (The)*	6,212	490,313
Jones Lang LaSalle, Inc.*	21,148	3,137,729

		6,962,488

Total Real Estate		142,101,784

Utilities (5.0%)
Electric Utilities (2.2%)
Alliant Energy Corp.	72,553	3,738,656
Avangrid, Inc.	9,028	410,322
Edison International	57,007	3,581,180
Entergy Corp.	31,648	3,159,736
Evergy, Inc.	80,085	4,445,518
Eversource Energy	54,294	4,696,974
FirstEnergy Corp.	86,383	2,644,184
Hawaiian Electric Industries, Inc.	17,041	603,081
IDACORP, Inc.	7,631	732,805
NRG Energy, Inc.	25,303	950,128
OGE Energy Corp.	31,834	1,014,231
PG&E Corp.*	209,897	2,615,317
Pinnacle West Capital Corp.	17,928	1,433,344
Portland General Electric Co.	38,514	1,647,244
PPL Corp.	121,468	3,425,397
Xcel Energy, Inc.	83,213	5,547,811

		40,645,928

Gas Utilities (0.8%)
Atmos Energy Corp.	19,787	1,888,274
National Fuel Gas Co.	13,608	559,697
South Jersey Industries, Inc.	181,738	3,916,454
UGI Corp.	212,043	7,413,023

		13,777,448

Independent Power and Renewable Electricity Producers (0.2%)
AES Corp. (The)	105,340	2,475,490
Vistra Corp.	77,730	1,528,172

		4,003,662

Multi-Utilities (1.5%)
Ameren Corp.	39,243	3,063,309
CenterPoint Energy, Inc.	80,258	1,736,783
CMS Energy Corp.	45,526	2,777,541
Consolidated Edison, Inc.	53,403	3,859,435
DTE Energy Co.	30,315	3,680,544
MDU Resources Group, Inc.	31,756	836,453
NiSource, Inc.	60,986	1,399,019
Public Service Enterprise Group, Inc.	79,884	4,657,237
WEC Energy Group, Inc.	50,349	4,633,618

		26,643,939

Water Utilities (0.3%)
American Water Works Co., Inc.	28,636	4,394,767
Essential Utilities, Inc.	35,633	1,685,084

		6,079,851

Total Utilities		91,150,828

Total Common Stocks (80.0%) (Cost $1,122,530,229)		1,464,697,383

EXCHANGE TRADED FUNDS (ETF):
Equity (10.2%)
iShares Core S&P Mid-Cap ETF	3,855	885,995
iShares Morningstar Mid-Cap ETF	4,666	1,092,684
iShares Morningstar Mid-Cap Growth ETF (x)	9,130	3,492,042
iShares Morningstar Mid-Cap Value ETF‡	139,337	21,795,093
iShares Russell Mid-Cap ETF	11,620	796,551
iShares Russell Mid-Cap Growth ETF (x)	49,108	5,040,936
iShares Russell Mid-Cap Value ETF (x)	678,975	65,833,416
iShares S&P Mid-Cap 400 Growth ETF (x)	223,040	16,107,949
iShares S&P Mid-Cap 400 Value ETF	349,442	30,156,845
SPDR S&P 400 Mid Cap Value ETF (x)	53,488	2,968,584
Vanguard Mid-Cap Growth ETF (x)	36,200	7,676,934
Vanguard Mid-Cap Value ETF (x)	261,100	31,060,456

Total Exchange Traded Funds (10.2%) (Cost $78,039,042)		186,907,485

MASTER LIMITED PARTNERSHIP:
Financials (0.1%)
Capital Markets (0.1%)
Apollo Global Management, Inc. (Cost $633,418)	13,697	670,879

SHORT-TERM INVESTMENTS:
Investment Company (3.6%)
JPMorgan Prime Money Market Fund, IM Shares	66,620,870	66,654,181

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.9%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $1,100,015, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $1,122,002. (xx)	$1,100,000	$1,100,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $2,000,044, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $2,040,007. (xx)	2,000,000	2,000,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $5,000,183, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $5,555,767. (xx)	5,000,000	5,000,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $755,903, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $771,017. (xx)	755,899	755,899
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $7,000,163, collateralized by various Common Stocks; total market value $7,777,869. (xx)	7,000,000	7,000,000

Total Repurchase Agreements		15,855,899

Total Short-Term Investments (4.5%) (Cost $82,489,421)		82,510,080

Total Investments in Securities (94.8%) (Cost $1,283,692,110 )		1,734,785,827
Other Assets Less Liabilities (5.2%)		95,749,535

Net Assets (100%)		$1,830,535,362

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $21,334,045. This was collateralized by $5,971,083 of various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/14/21 - 5/15/50 and by cash of $15,855,899 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
USD	— United States Dollar

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
COMMON STOCKS:
Financials
Diversified Financial Services
Equitable Holdings, Inc. (a)	63,279	2,049,529	—	(378,348)	(14,775)	(37,096)	1,619,310	48,854	—
EXCHANGE TRADED FUNDS (ETF):
Equity
iShares Morningstar Mid-Cap Value ETF	139,337	22,477,082	667,453	—	—	(1,349,442)	21,795,093	560,037	—

Total		24,526,611	667,453	(378,348)	(14,775)	(1,386,538)	23,414,403	608,891	—

(a)	Formerly known as AXA Equitable Holdings, Inc.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	411	3/2021	USD	40,582,140	1,212,196
S&P 500 E-Mini Index	218	3/2021	USD	40,861,920	990,714
S&P Midcap 400 E-Mini Index	352	3/2021	USD	81,083,200	2,258,995

					4,461,905

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$45,008,224	$221,983	$—	$45,230,207
Consumer Discretionary	183,270,450	—	—	183,270,450
Consumer Staples	68,413,813	—	—	68,413,813
Energy	46,531,928	—	—	46,531,928
Financials	275,933,404	1,723,956	—	277,657,360
Health Care	104,005,014	—	—	104,005,014
Industrials	267,930,527	—	—	267,930,527
Information Technology	143,276,514	—	—	143,276,514
Materials	93,617,346	1,511,612	—	95,128,958
Real Estate	142,101,784	—	—	142,101,784
Utilities	91,150,828	—	—	91,150,828
Exchange Traded Funds	186,907,485	—	—	186,907,485
Futures	4,461,905	—	—	4,461,905
Master Limited Partnership
Financials	670,879	—	—	670,879
Short-Term Investments
Investment Company	66,654,181	—	—	66,654,181
Repurchase Agreements	—	15,855,899	—	15,855,899

Total Assets	$1,719,934,282	$19,313,450	$—	$1,739,247,732

Total Liabilities	$—	$—	$—	$—

Total	$1,719,934,282	$19,313,450	$—	$1,739,247,732

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$4,461,905	*

Total		$4,461,905

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$24,178,328	$24,178,328

Total	$24,178,328	$24,178,328

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$2,087,712	$2,087,712

Total	$2,087,712	$2,087,712

^ This Portfolio held futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held futures contracts with an average notional balance of approximately $151,262,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 30%)*	$418,087,027
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 15%)*	$472,907,890

*	During the year ended December 31, 2020, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$534,698,179
Aggregate gross unrealized depreciation	(92,572,995)

Net unrealized appreciation	$442,125,184

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,297,122,548

For the year ended December 31, 2020, the Portfolio incurred approximately $111 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $14,667,129)	$23,414,403
Unaffiliated Issuers (Cost $1,253,169,082)	1,695,515,525
Repurchase Agreements (Cost $15,855,899)	15,855,899
Cash	100,953,630
Cash held as collateral at broker for futures	9,694,400
Dividends, interest and other receivables	1,918,662
Receivable for securities sold	698,920
Due from broker for futures variation margin	377,532
Receivable for Portfolio shares sold	88,416
Securities lending income receivable	21,887
Other assets	5,970

Total assets	1,848,545,244

LIABILITIES
Payable for return of collateral on securities loaned	15,855,899
Investment management fees payable	814,666
Payable for Portfolio shares redeemed	633,985
Distribution fees payable – Class IB	337,480
Administrative fees payable	188,173
Distribution fees payable – Class IA	42,859
Trustees’ fees payable	4,347
Accrued expenses	132,473

Total liabilities	18,009,882

NET ASSETS	$1,830,535,362

Net assets were comprised of:
Paid in capital	$1,374,342,144
Total distributable earnings (loss)	456,193,218

Net assets	$1,830,535,362

Class IA
Net asset value, offering and redemption price per share, $205,075,641 / 12,387,665 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.55

Class IB
Net asset value, offering and redemption price per share, $1,612,699,440 / 98,536,936 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.37

Class K
Net asset value, offering and redemption price per share, $12,760,281 / 770,443 shares outstanding (unlimited amount authorized: $0.01 par value)	$16.56

(x)	Includes value of securities on loan of $21,334,045.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends ($608,891 of dividend income received from affiliates) (net of $6,440 foreign withholding tax)	$30,507,013
Interest	448,674
Securities lending (net)	270,116

Total income	31,225,803

EXPENSES
Investment management fees	8,629,185
Distribution fees – Class IB	3,553,685
Administrative fees	1,993,320
Distribution fees – Class IA	450,617
Custodian fees	152,500
Printing and mailing expenses	124,147
Professional fees	108,827
Trustees’ fees	53,796
Miscellaneous	46,560

Total expenses	15,112,637

NET INVESTMENT INCOME (LOSS)	16,113,166

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($(14,775) realized gain (loss) from affiliates)	22,898,952
Futures contracts	24,178,328
Foreign currency transactions	(559)

Net realized gain (loss)	47,076,721

Change in unrealized appreciation (depreciation) on:
Investments in securities ($(1,386,538) of change in unrealized appreciation (depreciation) from affiliates)	7,095,618
Futures contracts	2,087,712
Foreign currency translations	244

Net change in unrealized appreciation (depreciation)	9,183,574

NET REALIZED AND UNREALIZED GAIN (LOSS)	56,260,295

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$72,373,461

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$16,113,166	$19,234,755
Net realized gain (loss)	47,076,721	150,169,770
Net change in unrealized appreciation (depreciation)	9,183,574	256,737,370

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	72,373,461	426,141,895

Distributions to shareholders:
Class IA	(8,322,960)	(14,163,119)
Class IB	(66,415,490)	(112,768,409)
Class K	(554,136)	(1,095,514)

Total distributions to shareholders	(75,292,586)	(128,027,042)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 320,347 and 176,448 shares, respectively ]	4,600,354	2,824,723
Capital shares issued in reinvestment of dividends and distributions [ 538,313 and 876,765 shares, respectively ]	8,322,960	14,163,119
Capital shares repurchased [ (1,356,496) and (1,588,770) shares, respectively ]	(19,662,732)	(25,555,900)

Total Class IA transactions	(6,739,418)	(8,568,058)

Class IB
Capital shares sold [ 1,635,481 and 861,810 shares, respectively ]	22,269,134	13,558,160
Capital shares issued in reinvestment of dividends and distributions [ 4,345,120 and 7,057,766 shares, respectively ]	66,415,490	112,768,409
Capital shares repurchased [ (10,098,258) and (11,502,668) shares, respectively ]	(147,338,231)	(183,681,787)

Total Class IB transactions	(58,653,607)	(57,355,218)

Class K
Capital shares sold [66,200 and 45,230 shares, respectively]	959,703	732,779
Capital shares issued in reinvestment of dividends and distributions [ 35,807 and 67,822 shares, respectively ]	554,136	1,095,514
Capital shares repurchased [ (297,671) and (106,913) shares, respectively ]	(4,283,630)	(1,733,304)

Total Class K transactions	(2,769,791)	94,989

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(68,162,816)	(65,828,287)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(71,081,941)	232,286,566
NET ASSETS:
Beginning of year	1,901,617,303	1,669,330,737

End of year	$1,830,535,362	$1,901,617,303

See Notes to Financial Statements.

1300

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017		2016
Net asset value, beginning of year	$16.48	$13.96	$17.87	$17.15		$14.74

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.17	0.17	0.16	##	0.13
Net realized and unrealized gain (loss)	0.62	3.52	(2.44)	1.91		2.47

Total from investment operations	0.76	3.69	(2.27)	2.07		2.60

Less distributions:
Dividends from net investment income	(0.17)	(0.22)	(0.19)	(0.17)		(0.14)
Distributions from net realized gains	(0.52)	(0.95)	(1.44)	(1.18)		(0.05)
Return of capital	—	—	(0.01)	—		—

Total dividends and distributions	(0.69)	(1.17)	(1.64)	(1.35)		(0.19)

Net asset value, end of year	$16.55	$16.48	$13.96	$17.87		$17.15

Total return	4.94%	26.63%	(13.32)%	12.32%		17.69%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$205,076	$212,355	$187,420	$237,396		$228,814
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.94%	0.94%	0.93%	0.94%		0.94%
Before waivers and reimbursements (f)	0.94%	0.94%	0.93%	0.94%		0.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.00%	1.05%	0.97%	0.91	%(aa)	0.86%
Before waivers and reimbursements (f)	1.00%	1.05%	0.97%	0.91	%(aa)	0.86%
Portfolio turnover rate^	29%	19%	25%	19%		23%

	Year Ended December 31,
Class IB	2020	2019	2018	2017		2016
Net asset value, beginning of year	$16.30	$13.82	$17.71	$17.00		$14.62

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.17	0.17	0.16	##	0.13
Net realized and unrealized gain (loss)	0.62	3.48	(2.42)	1.90		2.44

Total from investment operations	0.76	3.65	(2.25)	2.06		2.57

Less distributions:
Dividends from net investment income	(0.17)	(0.22)	(0.19)	(0.17)		(0.14)
Distributions from net realized gains	(0.52)	(0.95)	(1.44)	(1.18)		(0.05)
Return of capital	—	—	(0.01)	—		—

Total dividends and distributions	(0.69)	(1.17)	(1.64)	(1.35)		(0.19)

Net asset value, end of year	$16.37	$16.30	$13.82	$17.71		$17.00

Total return	4.99%	26.61%	(13.33)%	12.37%		17.62%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,612,699	$1,673,340	$1,468,507	$1,899,153		$1,901,200
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.94%	0.94%	0.93%	0.94%		0.94%
Before waivers and reimbursements (f)	0.94%	0.94%	0.93%	0.94%		0.95%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.00%	1.05%	0.97%	0.90	%(aa)	0.86%
Before waivers and reimbursements (f)	1.00%	1.05%	0.97%	0.90	%(aa)	0.85%
Portfolio turnover rate^	29%	19%	25%	19%		23%

See Notes to Financial Statements.

1301

EQ ADVISORS TRUST

EQ/MID CAP VALUE MANAGED VOLATILITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017		2016
Net asset value, beginning of year	$16.48	$13.96	$17.87	$17.15		$14.74

Income (loss) from investment operations:
Net investment income (loss) (e)	0.18	0.21	0.21	0.21	##	0.17
Net realized and unrealized gain (loss)	0.63	3.52	(2.44)	1.91		2.48

Total from investment operations	0.81	3.73	(2.23)	2.12		2.65

Less distributions:
Dividends from net investment income	(0.21)	(0.26)	(0.23)	(0.22)		(0.19)
Distributions from net realized gains	(0.52)	(0.95)	(1.44)	(1.18)		(0.05)
Return of capital	—	—	(0.01)	—		—

Total dividends and distributions	(0.73)	(1.21)	(1.68)	(1.40)		(0.24)

Net asset value, end of year	$16.56	$16.48	$13.96	$17.87		$17.15

Total return	5.22%	26.92%	(13.09)%	12.59%		17.99%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$12,760	$15,922	$13,404	$18,903		$18,505
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.69%	0.69%	0.68%	0.69%		0.69%
Before waivers and reimbursements (f)	0.69%	0.69%	0.68%	0.69%		0.70%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.25%	1.30%	1.21%	1.15	%(aa)	1.12%
Before waivers and reimbursements (f)	1.25%	1.30%	1.21%	1.15	%(aa)	1.11%
Portfolio turnover rate^	29%	19%	25%	19%		23%
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.14, $0.14 and $0.19 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.10% lower.

See Notes to Financial Statements.

1302

EQ/MONEY MARKET PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	BNY Mellon Investment Adviser, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years
Portfolio – Class IA Shares	0.20%	0.68%	0.34%
Portfolio – Class IB Shares	0.20	0.68	0.34
ICE BofA 3-Month U.S. Treasury Bill Index	0.67	1.20	0.64

Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 0.20% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index, which returned 0.67% over the same period.

Portfolio Highlights

What helped performance during the year:

•

The Federal Reserve (the “Fed”) cut rates twice during 2020 by a total of 150 basis points. Term securities held by the Portfolio and purchased during the year were able to partially offset lower overnight rates.

•	Treasury and government agency debt issuance remained robust, allowing for term securities to be added to the Portfolio along the maturity spectrum.

What hurt performance during the year:

•	The Fed’s actions to help to offset the economic effects of the pandemic caused short-term rates to fall to near zero.

•	The likelihood of rates remaining very low for an extended period of time has caused a very flat yield curve with only minor yield advantages for longer maturities.

Portfolio Positioning and Outlook — BNY Mellon Investment Adviser, Inc.

The Portfolio is typically structured with a mixture of fixed and floating-rate issues from government-sponsored enterprises, as well as with U.S. Treasury securities and repurchase agreements secured by such instruments.

This Portfolio is neither guaranteed nor insured by the U.S. Government, the Federal Deposit Insurance Corporation or any other government agency. There is no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in this Portfolio.

Portfolio Characteristics As of December 31, 2020
Weighted Average Maturity (Days)	41.53
Number of Holdings	12
Weighted Avg. Credit Quality**:	A-1	+

Maturity Weightings
1-30 Days	54.02
31-60 Days	18.40
61-90 Days	0.00
91-120 Days	27.58
>120 Days	0.00

Total	100.00

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

1303

EQ/MONEY MARKET PORTFOLIO (Unaudited)

Distribution of Assets by Sector as of December 31, 2020	% of Net Assets
U.S. Treasury Obligations	90.7%
U.S. Government Agency Securities	9.2
Cash and Other	0.1

Total	100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,000.00	$0.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.49	0.66
Class IB
Actual	1,000.00	1,000.00	0.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,024.51	0.64

* Expenses are equal to the Portfolio’s Class IA and Class IB shares annualized expense ratio of 0.13% and 0.13%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1304

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
U.S. Government Agency Securities (9.2%)
FFCB 0.01%, 1/4/21 (o)(p)	$50,000,000	$49,999,958
FHLB 0.07%, 1/29/21 (o)(p)	50,000,000	49,997,278
(SOFR + 0.01%), 0.08%, 4/23/21 (k)	50,000,000	50,000,000

Total U.S. Government Agency Securities		149,997,236

U.S. Treasury Obligations (90.7%)
U.S. Treasury Bills
0.04%, 1/5/21 (p)	200,000,000	199,998,889
0.03%, 1/14/21 (p)	156,000,000	155,998,050
0.06%, 1/19/21 (p)	75,000,000	74,997,713
0.07%, 1/28/21 (p)	350,000,000	349,980,313
0.07%, 2/25/21 (p)	200,000,000	199,977,083
0.08%, 4/8/21 (p)	50,000,000	49,988,885
0.09%, 4/13/21 (p)	200,000,000	199,949,000
0.11%, 4/15/21 (p)	150,000,000	149,952,333
U.S. Treasury Notes (US Treasury 3 Month Bill Money Market Yield + 0.12%), 0.21%, 1/31/21 (k)	100,000,000	100,007,910

Total U.S. Treasury Obligations		1,480,850,176

Total Investments in Securities (99.9%) (Amortized Cost $1,630,847,412)		1,630,847,412
Other Assets Less Liabilities (0.1%)		2,174,522

Net Assets (100%)		$1,633,021,934

Federal Income Tax Cost of Investments		$1,630,847,412

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2020.
(o)	Discount Note Security. Effective rate calculated as of December 31, 2020.
(p)	Yield to maturity.

Glossary:

FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
SOFR	— Secured Overnight Financing Rate

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Short-Term Investments
U.S. Government Agency Securities	$—	$149,997,236	$—	$149,997,236
U.S. Treasury Obligations	—	1,480,850,176	—	1,480,850,176

Total Assets	$—	$1,630,847,412	$—	$1,630,847,412

Total Liabilities	$—	$—	$—	$—

Total	$—	$1,630,847,412	$—	$1,630,847,412

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

See Notes to Financial Statements.

1305

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value: (Amortized Cost $1,630,847,412)	$1,630,847,412
Cash	2,518,805
Dividends, interest and other receivables	39,851
Other assets	7,267

Total assets	1,633,413,335

LIABILITIES
Administrative fees payable	79,914
Trustees’ fees payable	2,343
Investment management fees payable	92
Accrued expenses	309,052

Total liabilities	391,401

NET ASSETS	$1,633,021,934

Net assets were comprised of:
Paid in capital	$1,633,016,931
Total distributable earnings (loss)	5,003

Net assets	$1,633,021,934

Class IA
Net asset value, offering and redemption price per share, $364,115,158 / 363,925,108 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

Class IB
Net asset value, offering and redemption price per share, $1,268,906,776 / 1,268,897,664 shares outstanding (unlimited amount authorized: $0.01 par value)	$1.00

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Interest	$6,762,037
Securities lending (net)	1,640

Total income	6,763,677

EXPENSES
Investment management fees	4,618,031
Distribution fees – Class IB	2,529,827
Administrative fees	1,300,605
Distribution fees – Class IA	883,075
Printing and mailing expenses	126,602
Professional fees	87,892
Custodian fees	54,500
Trustees’ fees	42,692
Miscellaneous	32,498

Gross expenses	9,675,722
Less: Voluntary waiver from investment manager	(2,919,512)
Voluntary waiver from distributor	(2,460,545)

Net expenses	4,295,665

NET INVESTMENT INCOME (LOSS)	2,468,012

REALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	20,972

NET REALIZED AND UNREALIZED GAIN (LOSS)	20,972

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,488,984

See Notes to Financial Statements.

1306

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,468,012	$18,032,785
Net realized gain (loss)	20,972	14,279

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,488,984	18,047,064

Distributions to shareholders:
Class IA	(627,677)	(4,460,276)
Class IB	(1,863,795)	(13,630,974)

Total distributions to shareholders	(2,491,472)	(18,091,250)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [436,798,309 and 255,793,250 shares, respectively]	437,030,235	255,932,605
Capital shares issued in reinvestment of dividends and distributions [ 627,349 and 4,457,848 shares, respectively]	627,677	4,460,276
Capital shares repurchased [(377,867,234) and (250,281,161) shares, respectively]	(378,068,006)	(250,417,595)

Total Class IA transactions	59,589,906	9,975,286

Class IB
Capital shares sold [9,685,771,078 and 9,006,102,345 shares, respectively]	9,685,923,605	9,006,347,381
Capital shares issued in reinvestment of dividends and distributions [ 1,863,779 and 13,630,572 shares, respectively]	1,863,795	13,630,974
Capital shares repurchased [(9,386,913,799) and (8,937,187,676) shares, respectively]	(9,387,060,195)	(8,937,432,264)

Total Class IB transactions	300,727,205	82,546,091

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	360,317,111	92,521,377

TOTAL INCREASE (DECREASE) IN NET ASSETS	360,314,623	92,477,191
NET ASSETS:
Beginning of year	1,272,707,311	1,180,230,120

End of year	$1,633,021,934	$1,272,707,311

See Notes to Financial Statements.

1307

EQ ADVISORS TRUST

EQ/MONEY MARKET PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020		2019	2018	2017		2016
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00		$1.00

Income (loss) from investment operations:
Net investment income (loss) (e)	—	#	0.02	0.01	—	#	—	#
Net realized and unrealized gain (loss)	—	#	— #	— #	—	#	—	#

Total from investment operations	—	#	0.02	0.01	—	#	—	#

Less distributions:
Dividends from net investment income	—	#	(0.02)	(0.01)	—	#	—	#
Distributions from net realized gains	—	#	— #	—	—	#	—	#

Total dividends and distributions	—	#	(0.02)	(0.01)	—	#	—	#

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00		$1.00

Total return	0.20%		1.52%	1.27%	0.40%		0.00	%‡‡

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$364,115		$304,525	$294,561	$296,707		$373,961
Ratio of expenses to average net assets:
After waivers	0.32%		0.71%	0.57%	0.46%		0.32%
Before waivers	0.71%		0.71%	0.71%	0.71%		0.72%
Ratio of net investment income (loss) to average net assets:
After waivers	0.18%		1.50%	1.26%	0.39%		—	%‡‡
Before waivers	(0.22)%		1.50%	1.11%	0.14%		(0.40)%

	Year Ended December 31,
Class IB	2020		2019	2018	2017		2016
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00		$1.00

Income (loss) from investment operations:
Net investment income (loss) (e)	—	#	0.02	0.01	—	#	—	#
Net realized and unrealized gain (loss)	—	#	— #	— #	—	#	—	#

Total from investment operations	—	#	0.02	0.01	—	#	—	#

Less distributions:
Dividends from net investment income	—	#	(0.02)	(0.01)	—	#	—	#
Distributions from net realized gains	—	#	— #	—	—	#	—	#

Total dividends and distributions	—	#	(0.02)	(0.01)	—	#	—	#

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00		$1.00

Total return	0.20%		1.52%	1.27%	0.40%		0.00	%‡‡

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,268,907		$968,182	$885,669	$890,913		$1,011,864
Ratio of expenses to average net assets:
After waivers	0.31%		0.71%	0.57%	0.46%		0.32%
Before waivers	0.71%		0.71%	0.71%	0.71%		0.72%
Ratio of net investment income (loss) to average net assets:
After waivers	0.18%		1.50%	1.26%	0.40%		—	%‡‡
Before waivers	(0.21)%		1.50%	1.11%	0.15%		(0.40)%
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
(e)	Net investment income (loss) per share is based on average shares outstanding.

See Notes to Financial Statements.

1308

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Investment Management, LLC
➢	Morgan Stanley Investment Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*,**	95.74%	27.59%	19.52%
Portfolio – Class K Shares*	96.08	27.91	19.76
Russell 2000® Growth Index	34.63	16.36	13.28

* Date of inception 4/21/14.

** The returns of Class IB were calculated using the returns of Class K, adjusted for expenses for the period from April 14, 2015 through April 30, 2015.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 95.74% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell 2000® Growth Index, which returned 34.63% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Stock selection was the main driver of outperformance for the year, with a smaller contribution from sector allocation.

•

The information technology sector was, by far, the largest contributor to relative performance due to strong performance from Fastly, Inc., Appian Corp., MongoDB, Inc., Coupa Software, Inc. and a diverse set of other holdings.

•

Consumer discretionary holdings also dominated the largest contributors to relative performance for the year, with Wayfair, Inc., Overstock.com, Inc., Stitch Fix, Inc., Carvana Co., and Peloton Interactive, Inc. among the top largest contributing holdings.

•	To a lesser extent stock selection was positive in real estate, communication services, industrials, consumer staples and health care.

What hurt performance during the year:

•	Given the magnitude of the Portfolio’s outperformance relative to the benchmark, there were few meaningful detractors from performance in the year.

•	An overweight to communication services was detrimental on a relative basis, but was more than offset by the outperformance of stock selection in the sector.

•	Stock selection in financials and materials modestly detracted from relative performance. Holdings in Trupanion, Inc. and Royal Gold, Inc. were the largest detractors across these two sectors.

Portfolio Positioning and Outlook — Morgan Stanley Investment Management, Inc.

We manage concentrated portfolios that are highly differentiated from the benchmark, with securities weighted on our assessment of the quality of the company and our conviction.

Our team continues to focus on stock selection and the long-term outlook for companies owned in the Portfolio. At the end of the period, the Portfolio’s largest sector weights were in information technology, health care and consumer discretionary. The Portfolio had little exposure to the financials and utilities sectors.

As a team, we believe having a market outlook can be an anchor. Our focus is on assessing company prospects over a five-year time horizon, and owning a portfolio of unique companies whose market value we believe can increase significantly for underlying fundamental reasons.

1309

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2020	% of Net Assets
Health Care	26.5%
Information Technology	24.1
Consumer Discretionary	16.1
Repurchase Agreements	8.1
Investment Companies	8.1
Industrials	6.1
Communication Services	5.3
Real Estate	5.0
Consumer Staples	4.1
Financials	3.1
Materials	1.1
Utilities	0.7
Energy	0.2
Cash and Other	(8.5)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,615.30	$7.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.35	5.84
Class K
Actual	1,000.00	1,615.80	5.92
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.61	4.57

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.15% and 0.90%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (5.3%)
Diversified Telecommunication Services (1.8%)
Anterix, Inc.*	242,181	$9,106,006
ATN International, Inc.	152	6,347
Bandwidth, Inc., Class A*	3,989	612,990
Cincinnati Bell, Inc.*	3,109	47,506
Cogent Communications Holdings, Inc.	8,839	529,191
Consolidated Communications Holdings, Inc.*	1,433	7,007
IDT Corp., Class B*	2,643	32,667
Iridium Communications, Inc.*	15,765	619,959
Ooma, Inc.*	4,223	60,811
ORBCOMM, Inc.*	1,904	14,128
Vonage Holdings Corp.*	27,268	351,075

		11,387,687

Entertainment (0.0%)
Glu Mobile, Inc.*	30,421	274,093
Liberty Media Corp.-Liberty Braves, Class A*	1,809	44,990
Liberty Media Corp.-Liberty Braves, Class C*	5,160	128,381
LiveXLive Media, Inc. (x)*	875	2,870

		450,334

Interactive Media & Services (0.2%)
Cargurus, Inc.*	18,203	577,581
Eventbrite, Inc., Class A*	13,392	242,395
EverQuote, Inc., Class A*	2,992	111,751
MediaAlpha, Inc., Class A*	1,584	61,887
QuinStreet, Inc.*	3,152	67,579
Yelp, Inc.*	2,674	87,360

		1,148,553

Media (3.2%)
AMC Networks, Inc., Class A (x)*	2,406	86,062
Cardlytics, Inc.*	139,365	19,897,141
Daily Journal Corp.*	222	89,688
Gray Television, Inc.*	5,494	98,288
Loral Space & Communications, Inc.	600	12,594
Meredith Corp.	4,020	77,184
TechTarget, Inc.*	5,245	310,032
WideOpenWest, Inc.*	5,085	54,257

		20,625,246

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	9,113	115,917
Gogo, Inc. (x)*	10,773	103,744
Shenandoah Telecommunications Co.	10,028	433,711

		653,372

Total Communication Services		34,265,192

Consumer Discretionary (16.0%)
Auto Components (0.6%)
Dorman Products, Inc.*	5,530	480,114
Fox Factory Holding Corp.*	8,596	908,683
Gentherm, Inc.*	6,795	443,170
LCI Industries	5,118	663,702
Motorcar Parts of America, Inc.*	566	11,105
Patrick Industries, Inc.	4,396	300,467
Standard Motor Products, Inc.	717	29,010
Visteon Corp.*	5,761	723,121
XPEL, Inc. (m)*	3,430	176,851

		3,736,223

Automobiles (0.1%)
Winnebago Industries, Inc.	6,461	387,272

Distributors (0.0%)
Core-Mark Holding Co., Inc.	8,557	251,319
Greenlane Holdings, Inc., Class A (x)*	2,186	8,657

		259,976

Diversified Consumer Services (0.2%)
Aspen Group, Inc.*	4,611	51,321
Collectors Universe, Inc.	1,875	141,375
Franchise Group, Inc.	463	14,098
Perdoceo Education Corp.*	14,549	183,754
Strategic Education, Inc.	5,017	478,271
Universal Technical Institute, Inc.*	5,503	35,549
Vivint Smart Home, Inc.*	3,919	81,319
WW International, Inc.*	2,465	60,146

		1,045,833

Hotels, Restaurants & Leisure (1.7%)
Accel Entertainment, Inc.*	10,524	106,292
Bally’s Corp.*	3,680	184,846
Bloomin’ Brands, Inc.	18,240	354,221
Brinker International, Inc.	6,169	348,980
Caesars Entertainment, Inc.*	22,410	1,664,391
Churchill Downs, Inc.	7,907	1,540,205
Cracker Barrel Old Country Store, Inc.	2,106	277,824
Dave & Buster’s Entertainment, Inc.	3,311	99,396
Denny’s Corp.*	9,238	135,614
Dine Brands Global, Inc.	200	11,600
El Pollo Loco Holdings, Inc.*	102	1,846
Everi Holdings, Inc.*	5,927	81,852
GAN Ltd. (x)*	4,034	81,810
Golden Entertainment, Inc.*	1,151	22,893
Hilton Grand Vacations, Inc.*	17,693	554,676
Jack in the Box, Inc.	563	52,246
Lindblad Expeditions Holdings, Inc.*	5,428	92,927
Marriott Vacations Worldwide Corp.	1,211	166,173
Monarch Casino & Resort, Inc.*	2,085	127,644
Noodles & Co.*	3,100	24,490
Papa John’s International, Inc.	5,793	491,536
Penn National Gaming, Inc.*	16,613	1,434,865
PlayAGS, Inc.*	1,235	8,892
Red Rock Resorts, Inc., Class A	10,318	258,363
Ruth’s Hospitality Group, Inc.	6,685	118,525
Scientific Games Corp., Class A*	8,492	352,333
SeaWorld Entertainment, Inc.*	4,526	142,976
Shake Shack, Inc., Class A (x)*	7,298	618,724
Texas Roadhouse, Inc.	13,656	1,067,353
Wingstop, Inc.	6,159	816,376

		11,239,869

See Notes to Financial Statements.

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EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Household Durables (2.6%)
Casper Sleep, Inc. (x)*	1,343	$8,259
Cavco Industries, Inc.*	1,905	334,232
GoPro, Inc., Class A*	22,716	188,088
Hamilton Beach Brands Holding Co., Class A	517	9,053
Helen of Troy Ltd.*	5,251	1,166,720
Hooker Furniture Corp.	511	16,480
Installed Building Products, Inc.*	4,751	484,269
iRobot Corp. (x)*	5,733	460,303
KB Home	3,085	103,409
Legacy Housing Corp.*	390	5,893
LGI Homes, Inc.*	4,636	490,721
Lovesac Co. (The)*	1,984	85,490
Meritage Homes Corp.*	569	47,125
Purple Innovation, Inc.*	3,465	114,137
Skyline Champion Corp.*	10,937	338,391
Sonos, Inc.*	16,768	392,203
Taylor Morrison Home Corp., Class A*	3,164	81,157
TopBuild Corp.*	6,880	1,266,470
Universal Electronics, Inc.*	2,678	140,488
Victoria plc*	1,250,296	11,199,058

		16,931,946

Internet & Direct Marketing Retail (4.9%)
1-800-Flowers.com, Inc., Class A*	5,602	145,652
CarParts.com, Inc. (x)*	6,547	81,117
Magnite, Inc.*	13,039	400,428
Overstock.com, Inc. (x)*	242,993	11,656,374
PetMed Express, Inc. (x)	4,154	133,177
Quotient Technology, Inc.*	9,826	92,561
RealReal, Inc. (The)*	13,387	261,582
Shutterstock, Inc.	4,519	324,012
Stamps.com, Inc.*	3,535	693,532
Stitch Fix, Inc., Class A (x)*	297,568	17,473,193
Waitr Holdings, Inc. (x)*	18,338	50,980

		31,312,608

Leisure Products (0.3%)
Acushnet Holdings Corp.	1,600	64,864
Clarus Corp.	363	5,590
Johnson Outdoors, Inc., Class A	683	76,926
Malibu Boats, Inc., Class A*	4,261	266,057
Marine Products Corp.	1,508	21,927
MasterCraft Boat Holdings, Inc.*	3,956	98,267
Sturm Ruger & Co., Inc.	3,080	200,416
YETI Holdings, Inc.*	16,624	1,138,245

		1,872,292

Multiline Retail (0.0%)
Big Lots, Inc.	610	26,187

Specialty Retail (5.2%)
Aaron’s Co., Inc. (The)*	909	17,235
Academy Sports & Outdoors, Inc. (x)*	729	15,112
America’s Car-Mart, Inc.*	983	107,973
Asbury Automotive Group, Inc.*	1,670	243,386
Boot Barn Holdings, Inc.*	5,760	249,753
Camping World Holdings, Inc., Class A (x)	6,767	176,280
Children’s Place, Inc. (The)*	2,105	105,460
Envela Corp.*	2,014	10,473
GameStop Corp., Class A (x)*	602,280	11,346,955
GrowGeneration Corp. (x)*	7,653	307,804
Lithia Motors, Inc., Class A	2,722	796,648
Lumber Liquidators Holdings, Inc.*	872	26,805
Monro, Inc.	3,427	182,659
Murphy USA, Inc.	5,607	733,788
National Vision Holdings, Inc.*	13,852	627,357
OneWater Marine, Inc., Class A*	1,776	51,664
Party City Holdco, Inc. (x)*	1,714,391	10,543,505
Rent-A-Center, Inc.	8,947	342,581
RH*	3,275	1,465,628
Sleep Number Corp.*	2,341	191,634
Sportsman’s Warehouse Holdings, Inc.*	8,992	157,810
Vroom, Inc. (x)*	134,049	5,491,987
Winmark Corp.	190	35,302

		33,227,799

Textiles, Apparel & Luxury Goods (0.4%)
Crocs, Inc.*	13,881	869,784
Deckers Outdoor Corp.*	5,813	1,667,052
Steven Madden Ltd.	7,516	265,465
Superior Group of Cos., Inc.	259	6,019

		2,808,320

Total Consumer Discretionary		102,848,325

Consumer Staples (4.1%)
Beverages (0.2%)
Celsius Holdings, Inc. (x)*	7,775	391,160
Coca-Cola Consolidated, Inc.	976	259,880
MGP Ingredients, Inc.	2,060	96,944
National Beverage Corp. (x)	2,449	207,920
NewAge, Inc. (x)*	8,748	23,007

		978,911

Food & Staples Retailing (0.2%)
BJ’s Wholesale Club Holdings, Inc.*	28,455	1,060,802
Natural Grocers by Vitamin Cottage, Inc.	1,142	15,691
PriceSmart, Inc.	442	40,262

		1,116,755

Food Products (3.4%)
B&G Foods, Inc. (x)	11,633	322,583
Bridgford Foods Corp.*	280	5,102
Calavo Growers, Inc.	3,426	237,867
Cal-Maine Foods, Inc.*	2,909	109,204
Freshpet, Inc.*	8,050	1,143,019
Hostess Brands, Inc.*	12,790	187,246
J & J Snack Foods Corp.	927	144,028
John B Sanfilippo & Son, Inc.	2,002	157,878
Laird Superfood, Inc.*	369	17,461
Lancaster Colony Corp.	3,924	720,956
Limoneira Co.	666	11,089
Mission Produce, Inc. (x)*	861	12,958
Sanderson Farms, Inc.	3,251	429,782
Tootsie Roll Industries, Inc. (x)	3,257	96,733
Utz Brands, Inc.	821,428	18,120,702
Vital Farms, Inc. (x)*	881	22,298

		21,738,906

See Notes to Financial Statements.

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EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Household Products (0.1%)
Central Garden & Pet Co.*	672	$25,946
Central Garden & Pet Co., Class A*	2,879	104,594
WD-40 Co.	2,653	704,849

		835,389

Personal Products (0.2%)
elf Beauty, Inc.*	9,357	235,703
Inter Parfums, Inc.	3,699	223,753
Lifevantage Corp.*	3,013	28,081
Medifast, Inc.	2,348	461,006
Revlon, Inc., Class A (x)*	47	558
USANA Health Sciences, Inc.*	2,394	184,577
Veru, Inc. (x)*	11,113	96,128

		1,229,806

Tobacco (0.0%)
Turning Point Brands, Inc.	2,462	109,707
Vector Group Ltd.	3,255	37,921

		147,628

Total Consumer Staples		26,047,395

Energy (0.2%)
Energy Equipment & Services (0.1%)
Aspen Aerogels, Inc.*	573	9,563
Cactus, Inc., Class A	4,569	119,114
DMC Global, Inc.	1,374	59,425

		188,102

Oil, Gas & Consumable Fuels (0.1%)
Ardmore Shipping Corp.	1,083	3,542
Contango Oil & Gas Co. (x)*	3,170	7,259
Dorian LPG Ltd.*	954	11,629
Goodrich Petroleum Corp.*	844	8,516
Magnolia Oil & Gas Corp., Class A*	23,817	168,148
NextDecade Corp. (x)*	1,888	3,946
Texas Pacific Land Trust	793	576,511
Uranium Energy Corp. (x)*	13,484	23,732

		803,283

Total Energy		991,385

Financials (3.1%)
Banks (0.3%)
Altabancorp	249	6,952
Bank First Corp. (x)	1,233	79,923
Bank7 Corp.	250	3,550
BayCom Corp.*	529	8,025
Cambridge Bancorp	270	18,832
Century Bancorp, Inc., Class A	67	5,183
Coastal Financial Corp.*	94	1,974
Customers Bancorp, Inc.*	392	7,127
Eastern Bankshares, Inc.*	5,946	96,979
Esquire Financial Holdings, Inc.*	428	8,213
First Financial Bankshares, Inc.	26,820	970,213
First Foundation, Inc.	1,937	38,740
Glacier Bancorp, Inc.	2,160	99,382
Hanmi Financial Corp.	520	5,897
Independent Bank Corp.	496	36,228
Investors Bancorp, Inc.	13,690	144,566
Lakeland Financial Corp.	322	17,253
Meridian Corp.	267	5,554
National Bank Holdings Corp., Class A	1,488	48,747
Reliant Bancorp, Inc.	167	3,110
ServisFirst Bancshares, Inc.	7,796	314,101
Stock Yards Bancorp, Inc.	667	27,000
Unity Bancorp, Inc.	140	2,457
West BanCorp, Inc.	358	6,909
Westamerica Bancorp	677	37,431

		1,994,346

Capital Markets (2.0%)
Artisan Partners Asset Management, Inc., Class A	5,088	256,130
Assetmark Financial Holdings, Inc.*	1,429	34,582
Brightsphere Investment Group, Inc.	12,617	243,256
Cohen & Steers, Inc.	5,081	377,518
Cowen, Inc., Class A	1,905	49,511
Dragoneer Growth Opportunities Corp.*	198,515	2,777,225
Federated Hermes, Inc., Class B	5,786	167,158
Focus Financial Partners, Inc., Class A*	6,494	282,489
GAMCO Investors, Inc., Class A	1,016	18,024
Greenhill & Co., Inc.	2,857	34,684
Hamilton Lane, Inc., Class A	6,922	540,262
Houlihan Lokey, Inc.	10,732	721,512
Moelis & Co., Class A	10,983	513,565
Northern Star Acquisition Corp.*	211,639	3,322,732
PJT Partners, Inc., Class A	4,849	364,887
Pzena Investment Management, Inc., Class A	3,869	28,244
Ribbit LEAP Ltd.*	195,604	2,928,192
Siebert Financial Corp.*	3,205	13,461
Silvercrest Asset Management Group, Inc., Class A	907	12,598
StepStone Group, Inc., Class A*	2,251	89,590
StoneX Group, Inc.*	469	27,155
Value Line, Inc.	160	5,275
Virtus Investment Partners, Inc.	152	32,984

		12,841,034

Consumer Finance (0.1%)
Atlanticus Holdings Corp.*	1,043	25,689
Curo Group Holdings Corp.	3,570	51,158
FirstCash, Inc.	8,456	592,258
Green Dot Corp., Class A*	872	48,658
PROG Holdings, Inc.	2,052	110,541

		828,304

Diversified Financial Services (0.0%)
GWG Holdings, Inc.*	771	5,389

Insurance (0.6%)
BRP Group, Inc., Class A*	8,752	262,298
Crawford & Co., Class A	477	3,525
eHealth, Inc.*	5,553	392,097
FedNat Holding Co.	99	586
Goosehead Insurance, Inc., Class A	460	57,390
HCI Group, Inc.	226	11,820
Heritage Insurance Holdings, Inc.	411	4,164
Investors Title Co.	32	4,896

See Notes to Financial Statements.

1313

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
James River Group Holdings Ltd.	5,447	$267,720
Kinsale Capital Group, Inc.	4,396	879,772
National General Holdings Corp.	7,129	243,669
Palomar Holdings, Inc.*	4,198	372,950
RLI Corp.	7,187	748,526
Selectquote, Inc. (x)*	2,360	48,970
Trean Insurance Group, Inc.*	540	7,074
Trupanion, Inc.*	6,233	746,152
Universal Insurance Holdings, Inc.	1,421	21,471

		4,073,080

Mortgage Real Estate Investment Trusts (REITs) (0.0%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	756	47,953

Thrifts & Mortgage Finance (0.1%)
Axos Financial, Inc.*	1,011	37,943
Columbia Financial, Inc.*	2,779	43,241
Federal Agricultural Mortgage Corp., Class C	440	32,670
FS Bancorp, Inc.	84	4,603
Greene County Bancorp, Inc.	145	3,696
Hingham Institution For Savings (The)	19	4,104
Kearny Financial Corp.	4,357	46,010
Luther Burbank Corp.	257	2,519
NMI Holdings, Inc., Class A*	820	18,573
PennyMac Financial Services, Inc.	1,117	73,297
Walker & Dunlop, Inc.	487	44,814
Waterstone Financial, Inc.	319	6,004

		317,474

Total Financials		20,107,580

Health Care (26.5%)
Biotechnology (10.1%)
4D Molecular Therapeutics, Inc.*	45,001	1,865,291
89bio, Inc.*	1,748	42,599
Abcam plc (ADR)*	268,714	5,790,787
Abeona Therapeutics, Inc.*	3,627	5,694
ADMA Biologics, Inc. (x)*	11,276	21,988
Adverum Biotechnologies, Inc.*	16,030	173,765
Aeglea BioTherapeutics, Inc.*	8,996	70,799
Affimed NV*	17,838	103,817
Agenus, Inc.*	33,579	106,781
Akebia Therapeutics, Inc.*	30,813	86,276
Akero Therapeutics, Inc.*	2,803	72,317
Akouos, Inc. (x)*	2,368	46,957
Albireo Pharma, Inc.*	2,753	103,265
Alector, Inc.*	9,770	147,820
Aligos Therapeutics, Inc.*	1,665	46,037
Allakos, Inc.*	5,602	784,280
Allogene Therapeutics, Inc.*	11,225	283,319
Allovir, Inc. (x)*	2,941	113,052
ALX Oncology Holdings, Inc. (x)*	1,584	136,541
Amicus Therapeutics, Inc.*	53,472	1,234,668
Anavex Life Sciences Corp. (x)*	12,469	67,333
Annexon, Inc. (x)*	2,669	66,805
Apellis Pharmaceuticals, Inc.*	12,495	714,714
Applied Molecular Transport, Inc. (x)*	2,032	62,525
Applied Therapeutics, Inc.*	2,763	60,814
Aprea Therapeutics, Inc.*	1,415	6,962
Aravive, Inc. (x)*	2,392	13,491
Arcturus Therapeutics Holdings, Inc.*	4,721	204,797
Arcus Biosciences, Inc.*	8,782	227,981
Arcutis Biotherapeutics, Inc.*	4,694	132,042
Ardelyx, Inc.*	15,127	97,872
Arena Pharmaceuticals, Inc.*	1,192	91,581
Arrowhead Pharmaceuticals, Inc.*	20,865	1,600,971
Assembly Biosciences, Inc.*	3,424	20,715
Atara Biotherapeutics, Inc.*	12,235	240,173
Athenex, Inc.*	14,791	163,588
Athersys, Inc. (x)*	35,914	62,849
Atreca, Inc., Class A*	6,113	98,725
AVEO Pharmaceuticals, Inc. (x)*	2,843	16,404
Avid Bioservices, Inc.*	11,619	134,083
Avidity Biosciences, Inc.*	2,707	69,083
Avrobio, Inc.*	6,437	89,732
Axcella Health, Inc.*	3,406	17,677
Aziyo Biologics, Inc., Class A (x)*	491	6,692
Beam Therapeutics, Inc. (x)*	8,545	697,614
Beyondspring, Inc. (x)*	2,726	33,257
BioCryst Pharmaceuticals, Inc. (x)*	30,650	228,343
Biohaven Pharmaceutical Holding Co. Ltd.*	10,008	857,786
Bioxcel Therapeutics, Inc.*	2,898	133,888
Black Diamond Therapeutics, Inc.*	3,728	119,482
Blueprint Medicines Corp.*	11,504	1,290,174
BrainStorm Cell Therapeutics, Inc. (x)*	5,897	26,684
Bridgebio Pharma, Inc. (x)*	15,139	1,076,534
C4 Therapeutics, Inc. (x)*	1,759	58,276
Calithera Biosciences, Inc.*	13,987	68,676
Calyxt, Inc. (x)*	1,496	6,313
CareDx, Inc.*	9,961	721,674
CASI Pharmaceuticals, Inc.*	11,977	35,332
Catabasis Pharmaceuticals, Inc. (x)*	3,519	7,531
Catalyst Pharmaceuticals, Inc.*	20,292	67,775
Cellular Biomedicine Group, Inc.*	1,714	31,503
CEL-SCI Corp. (x)*	5,813	67,780
Centogene NV*	1,742	18,779
Checkmate Pharmaceuticals, Inc. (x)*	808	11,789
Checkpoint Therapeutics, Inc.*	11,923	31,596
ChemoCentryx, Inc.*	10,316	638,767
Chinook Therapeutics, Inc.*	2,207	35,003
Cidara Therapeutics, Inc. (x)*	5,185	10,370
Clovis Oncology, Inc. (x)*	17,114	82,147
Codiak Biosciences, Inc.*	924	29,845
Cohbar, Inc. (m)(x)*	4,691	6,286
Coherus Biosciences, Inc.*	12,150	211,167
Constellation Pharmaceuticals, Inc.*	6,337	182,506
ContraFect Corp. (x)*	5,025	25,376
Corbus Pharmaceuticals Holdings, Inc. (x)*	17,309	21,636
Cortexyme, Inc. (x)*	3,008	83,562
Crinetics Pharmaceuticals, Inc.*	5,617	79,256
Cue Biopharma, Inc.*	5,742	71,832
Cytokinetics, Inc.*	12,143	252,332
CytomX Therapeutics, Inc.*	9,717	63,646
Deciphera Pharmaceuticals, Inc.*	8,169	466,205

See Notes to Financial Statements.

1314

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Denali Therapeutics, Inc.*	13,073	$1,094,994
DermTech, Inc.*	1,603	52,001
Dicerna Pharmaceuticals, Inc.*	14,421	317,695
Dyadic International, Inc. (x)*	4,885	26,281
Dynavax Technologies Corp. (x)*	18,562	82,601
Dyne Therapeutics, Inc.*	2,346	49,266
Eagle Pharmaceuticals, Inc.*	2,180	101,523
Editas Medicine, Inc.*	33,566	2,353,312
Eidos Therapeutics, Inc.*	2,251	296,187
Eiger BioPharmaceuticals, Inc.*	6,402	78,681
Emergent BioSolutions, Inc.*	9,366	839,194
Enanta Pharmaceuticals, Inc.*	344	14,482
Epizyme, Inc.*	11,735	127,442
Esperion Therapeutics, Inc. (x)*	5,388	140,088
Evelo Biosciences, Inc.*	4,085	49,388
Exicure, Inc.*	9,929	17,574
Fate Therapeutics, Inc.*	14,890	1,353,948
Fennec Pharmaceuticals, Inc.*	4,249	31,655
FibroGen, Inc.*	15,045	558,019
Flexion Therapeutics, Inc.*	9,181	105,949
Foghorn Therapeutics, Inc.*	1,184	24,000
Forma Therapeutics Holdings, Inc.*	2,830	98,767
Fortress Biotech, Inc.*	14,191	44,985
Frequency Therapeutics, Inc. (x)*	5,284	186,314
G1 Therapeutics, Inc.*	3,373	60,680
Galectin Therapeutics, Inc. (x)*	7,721	17,295
Galera Therapeutics, Inc.*	2,805	28,695
Generation Bio Co.*	2,002	56,757
Genprex, Inc. (x)*	5,540	22,991
Gossamer Bio, Inc.*	5,076	49,085
Gritstone Oncology, Inc. (x)*	741	2,920
Halozyme Therapeutics, Inc.*	27,652	1,181,017
Harpoon Therapeutics, Inc. (x)*	2,033	33,768
Heron Therapeutics, Inc. (x)*	18,289	387,087
Homology Medicines, Inc.*	7,027	79,335
Hookipa Pharma, Inc.*	2,303	25,540
iBio, Inc. (x)*	33,138	34,795
Ideaya Biosciences, Inc.*	602	8,428
IGM Biosciences, Inc. (x)*	1,470	129,786
Immunic, Inc. (x)*	536	8,195
ImmunoGen, Inc.*	16,587	106,986
Immunome, Inc.*	556	5,382
Immunovant, Inc.*	8,136	375,802
Inhibrx, Inc. (x)*	1,333	43,949
Inovio Pharmaceuticals, Inc. (x)*	33,167	293,528
Inozyme Pharma, Inc. (x)*	1,326	27,369
Insmed, Inc.*	21,055	700,921
Intellia Therapeutics, Inc.*	37,483	2,039,075
Intercept Pharmaceuticals, Inc.*	5,437	134,294
Invitae Corp. (x)*	23,999	1,003,398
Ironwood Pharmaceuticals, Inc.*	33,049	376,428
iTeos Therapeutics, Inc.*	1,901	64,292
Kadmon Holdings, Inc.*	35,620	147,823
KalVista Pharmaceuticals, Inc.*	499	9,476
Karuna Therapeutics, Inc.*	3,252	330,371
Karyopharm Therapeutics, Inc.*	14,591	225,869
Keros Therapeutics, Inc.*	2,682	189,188
Kindred Biosciences, Inc.*	6,834	29,455
Kiniksa Pharmaceuticals Ltd., Class A*	5,131	90,665
Kodiak Sciences, Inc.*	6,699	984,150
Kronos Bio, Inc.*	2,405	71,837
Krystal Biotech, Inc.*	2,834	170,040
Kura Oncology, Inc.*	13,181	430,491
Kymera Therapeutics, Inc. (x)*	1,839	114,018
La Jolla Pharmaceutical Co. (x)*	3,387	13,142
Lexicon Pharmaceuticals, Inc. (x)*	8,452	28,906
Ligand Pharmaceuticals, Inc. (x)*	3,148	313,069
LogicBio Therapeutics, Inc. (x)*	3,429	26,163
MacroGenics, Inc.*	4,135	94,526
Madrigal Pharmaceuticals, Inc. (x)*	1,826	202,996
Magenta Therapeutics, Inc.*	3,629	28,451
MannKind Corp. (x)*	46,427	145,317
Marker Therapeutics, Inc. (x)*	4,411	6,396
MediciNova, Inc. (x)*	8,628	45,383
MEI Pharma, Inc.*	20,294	53,576
MeiraGTx Holdings plc*	4,480	67,827
Mersana Therapeutics, Inc.*	11,103	295,451
Metacrine, Inc.*	1,104	8,677
Minerva Neurosciences, Inc.*	8,608	20,143
Mirati Therapeutics, Inc.*	9,063	1,990,597
Mirum Pharmaceuticals, Inc.*	579	10,109
Molecular Templates, Inc.*	5,467	51,335
Morphic Holding, Inc. (x)*	2,923	98,067
Mustang Bio, Inc.*	10,611	40,163
NantKwest, Inc. (x)*	5,587	74,475
Natera, Inc.*	15,086	1,501,359
Neoleukin Therapeutics, Inc.*	6,652	93,793
NeuBase Therapeutics, Inc.*	3,397	23,745
NeuroBo Pharmaceuticals, Inc. (x)*	914	4,799
NextCure, Inc. (x)*	3,297	35,937
Nkarta, Inc. (x)*	2,829	173,899
Novavax, Inc. (x)*	3,462	386,048
Nurix Therapeutics, Inc. (x)*	1,967	64,675
Nymox Pharmaceutical Corp.*	6,763	16,772
Oncocyte Corp. (x)*	13,379	31,976
Oncorus, Inc. (x)*	1,091	35,272
Organogenesis Holdings, Inc. (x)*	5,139	38,697
Orgenesis, Inc.*	346	1,557
ORIC Pharmaceuticals, Inc.*	4,645	157,233
Ovid therapeutics, Inc. (x)*	8,422	19,455
Oyster Point Pharma, Inc.*	1,383	26,028
Pandion Therapeutics, Inc. (x)*	1,216	18,058
Passage Bio, Inc. (x)*	75,791	1,937,976
PhaseBio Pharmaceuticals, Inc. (x)*	3,201	10,755
Pieris Pharmaceuticals, Inc.*	10,275	25,688
PMV Pharmaceuticals, Inc. (x)*	2,518	154,882
Poseida Therapeutics, Inc. (x)*	2,174	23,849
Praxis Precision Medicines, Inc.*	1,815	99,861
Precigen, Inc. (x)*	10,664	108,773
Precision BioSciences, Inc.*	9,122	76,077
Prelude Therapeutics, Inc.*	1,668	119,345
Prevail Therapeutics, Inc.*	2,882	66,488
Protagonist Therapeutics, Inc.*	6,559	132,229
Protara Therapeutics, Inc.*	804	19,465
PTC Therapeutics, Inc.*	12,866	785,212
Puma Biotechnology, Inc.*	6,345	65,100
Radius Health, Inc.*	9,469	169,116
RAPT Therapeutics, Inc. (x)*	2,394	47,282
REGENXBIO, Inc.*	7,009	317,928
Relay Therapeutics, Inc. (x)*	24,533	1,019,591
Replimune Group, Inc.*	5,254	200,440
REVOLUTION Medicines, Inc.*	7,958	315,057

See Notes to Financial Statements.

1315

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Rhythm Pharmaceuticals, Inc.*	7,068	$210,132
Rigel Pharmaceuticals, Inc.*	35,551	124,429
Rocket Pharmaceuticals, Inc.*	7,076	388,048
Rubius Therapeutics, Inc. (x)*	1,216	9,229
Sangamo Therapeutics, Inc.*	24,011	374,692
Scholar Rock Holding Corp.*	5,569	270,264
Selecta Biosciences, Inc. (x)*	6,297	19,080
Seres Therapeutics, Inc.*	11,477	281,187
Shattuck Labs, Inc. (x)*	2,155	112,944
Soleno Therapeutics, Inc.*	10,701	20,653
Solid Biosciences, Inc. (x)*	437	3,312
Sorrento Therapeutics, Inc. (x)*	53,792	367,130
Spero Therapeutics, Inc. (x)*	4,473	86,731
SpringWorks Therapeutics, Inc.*	5,213	378,047
Spruce Biosciences, Inc. (x)*	1,151	27,981
SQZ Biotechnologies Co. (x)*	739	21,416
Stoke Therapeutics, Inc.*	2,822	174,766
Sutro Biopharma, Inc.*	4,983	108,181
Syndax Pharmaceuticals, Inc.*	5,705	126,879
Syros Pharmaceuticals, Inc.*	8,707	94,471
Taysha Gene Therapies, Inc.*	1,436	38,111
TCR2 Therapeutics, Inc.*	261	8,073
TG Therapeutics, Inc.*	20,961	1,090,391
Translate Bio, Inc.*	14,187	261,466
Travere Therapeutics, Inc.*	10,214	278,383
Turning Point Therapeutics, Inc.*	7,445	907,173
Twist Bioscience Corp.*	6,802	961,055
Tyme Technologies, Inc. (x)*	13,825	16,867
Ultragenyx Pharmaceutical, Inc.*	13,011	1,801,113
UNITY Biotechnology, Inc. (x)*	7,053	36,958
UroGen Pharma Ltd. (x)*	2,563	46,185
Vaxart, Inc. (x)*	9,196	52,509
Vaxcyte, Inc. (x)*	2,922	77,638
VBI Vaccines, Inc. (x)*	29,775	81,881
Veracyte, Inc.*	11,913	583,022
Verastem, Inc. (x)*	18,484	39,371
Vericel Corp. (x)*	8,797	271,651
Viela Bio, Inc.*	4,485	161,325
Viking Therapeutics, Inc. (x)*	1,069	6,018
Vir Biotechnology, Inc. (x)*	11,143	298,410
Voyager Therapeutics, Inc.*	5,475	39,146
vTv Therapeutics, Inc., Class A (x)*	1,909	3,551
Xencor, Inc.*	10,896	475,392
XOMA Corp. (x)*	1,276	56,310
Y-mAbs Therapeutics, Inc.*	6,624	327,954
Zentalis Pharmaceuticals, Inc.*	5,824	302,499
ZIOPHARM Oncology, Inc. (x)*	30,592	77,092

		64,928,213

Health Care Equipment & Supplies (3.2%)
Accelerate Diagnostics, Inc. (x)*	6,453	48,914
Accuray, Inc.*	19,252	80,281
Acutus Medical, Inc.*	1,615	46,528
Alphatec Holdings, Inc.*	9,947	144,430
Angle plc (x)*	2,017,259	1,317,232
Antares Pharma, Inc.*	34,468	137,527
Apyx Medical Corp.*	644	4,637
Aspira Women’s Health, Inc. (x)*	17,627	118,277
AtriCure, Inc.*	9,098	506,486
Atrion Corp.	317	203,590
Axogen, Inc.*	7,747	138,671
Axonics Modulation Technologies, Inc.*	6,278	313,398
Bellerophon Therapeutics, Inc. (x)*	1,331	8,878
Beyond Air, Inc. (x)*	2,626	13,839
BioLife Solutions, Inc.*	2,997	119,550
BioSig Technologies, Inc. (x)*	5,174	20,179
Cantel Medical Corp.	7,888	622,048
Cardiovascular Systems, Inc.*	8,109	354,850
Cerus Corp.*	33,771	233,695
Chembio Diagnostics, Inc. (x)*	3,472	16,492
Co-Diagnostics, Inc. (x)*	5,505	51,197
CONMED Corp.	5,654	633,248
CryoLife, Inc.*	6,986	164,939
CryoPort, Inc. (x)*	7,475	328,003
Cutera, Inc.*	3,508	84,578
CytoSorbents Corp.*	9,893	78,847
Eargo, Inc. (x)*	1,561	69,964
Electromed, Inc.*	1,431	14,038
GenMark Diagnostics, Inc.*	14,249	208,035
Glaukos Corp.*	8,883	668,535
Heska Corp.*	600	87,390
Inari Medical, Inc.*	1,484	129,538
Inogen, Inc.*	2,607	116,481
Integer Holdings Corp.*	4,294	348,630
iRadimed Corp.*	1,168	26,630
iRhythm Technologies, Inc.*	6,129	1,453,860
Lantheus Holdings, Inc.*	13,948	188,159
LeMaitre Vascular, Inc.	3,090	125,145
LivaNova plc*	7,179	475,322
Meridian Bioscience, Inc.*	7,663	143,222
Merit Medical Systems, Inc.*	11,265	625,320
Mesa Laboratories, Inc.	976	279,761
Milestone Scientific, Inc. (x)*	9,787	20,748
Misonix, Inc.*	1,364	17,050
Natus Medical, Inc.*	2,235	44,789
Nemaura Medical, Inc. (x)*	1,303	4,912
Neogen Corp.*	10,949	868,256
Nevro Corp.*	7,058	1,221,740
NuVasive, Inc.*	10,640	599,351
OraSure Technologies, Inc.*	8,857	93,751
OrthoPediatrics Corp.*	2,993	123,461
Outset Medical, Inc.*	36,261	2,061,075
PAVmed, Inc. (x)*	7,324	15,527
Pulmonx Corp.*	2,163	149,290
Pulse Biosciences, Inc. (x)*	2,742	65,424
Quotient Ltd.*	330,347	1,721,108
Repro-Med Systems, Inc.*	5,834	35,121
Retractable Technologies, Inc. (x)*	3,605	38,718
Rockwell Medical, Inc.*	12,703	12,830
Shockwave Medical, Inc.*	5,918	613,815
SI-BONE, Inc.*	6,422	192,018
Sientra, Inc.*	7,443	28,953
Silk Road Medical, Inc.*	5,909	372,149
Soliton, Inc. (x)*	1,800	13,824
STAAR Surgical Co.*	9,522	754,333
Stereotaxis, Inc.*	8,801	44,797
Surmodics, Inc.*	3,075	133,824
Tactile Systems Technology, Inc.*	3,833	172,255
Tela Bio, Inc.*	1,504	22,620
TransMedics Group, Inc. (x)*	5,262	104,714
Utah Medical Products, Inc.	595	50,159

See Notes to Financial Statements.

1316

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Vapotherm, Inc.*	4,009	$107,682
Venus Concept, Inc. (x)*	2,137	3,697
ViewRay, Inc. (x)*	8,193	31,297
VolitionRX Ltd. (x)*	7,630	29,681
Zynex, Inc. (x)*	3,979	53,557

		20,572,870

Health Care Providers & Services (4.5%)
1Life Healthcare, Inc.*	16,346	713,503
AdaptHealth Corp.*	5,556	208,683
Addus HomeCare Corp.*	3,243	379,723
American Renal Associates Holdings, Inc.*	689	7,889
AMN Healthcare Services, Inc.*	9,702	662,161
Apollo Medical Holdings, Inc.*	4,118	75,236
Avalon GloboCare Corp. (x)*	3,063	3,431
Biodesix, Inc.*	623	12,560
BioTelemetry, Inc.*	6,969	502,325
Castle Biosciences, Inc.*	2,422	162,637
CorVel Corp.*	1,980	209,880
Covetrus, Inc.*	569,925	16,379,644
Cross Country Healthcare, Inc.*	819	7,265
Ensign Group, Inc. (The)	10,714	781,265
Exagen, Inc.*	1,127	14,876
Fulgent Genetics, Inc. (x)*	3,103	161,666
Hanger, Inc.*	1,465	32,215
HealthEquity, Inc.*	43,767	3,050,998
InfuSystem Holdings, Inc.*	3,646	68,472
Joint Corp. (The)*	3,230	84,820
LHC Group, Inc.*	6,310	1,346,049
Magellan Health, Inc.*	2,152	178,272
National Research Corp.	3,091	132,140
Ontrak, Inc. (x)*	1,713	105,846
Option Care Health, Inc.*	8,554	133,785
Pennant Group, Inc. (The)*	5,303	307,892
PetIQ, Inc.*	4,406	169,411
Progenity, Inc. (x)*	791	4,200
Progyny, Inc.*	5,915	250,737
Providence Service Corp. (The)*	2,497	346,159
R1 RCM, Inc.*	22,440	539,009
RadNet, Inc.*	9,052	177,148
Select Medical Holdings Corp.*	22,617	625,586
Sharps Compliance Corp.*	2,878	27,197
Surgery Partners, Inc.*	4,586	133,040
Tenet Healthcare Corp.*	2,167	86,528
Tivity Health, Inc.*	4,064	79,614
Triple-S Management Corp., Class B*	479	10,227
US Physical Therapy, Inc.	2,643	317,821
Viemed Healthcare, Inc.*	7,376	57,238

		28,547,148

Health Care Technology (2.3%)
Accolade, Inc. (x)*	2,469	107,401
Allscripts Healthcare Solutions, Inc.*	2,445	35,306
Evolent Health, Inc., Class A*	2,427	38,905
Health Catalyst, Inc.*	6,917	301,097
HMS Holdings Corp.*	18,323	673,370
iCAD, Inc.*	4,841	63,901
Inovalon Holdings, Inc., Class A*	16,290	295,989
Inspire Medical Systems, Inc.*	35,064	6,595,188
NantHealth, Inc. (x)*	5,491	17,736
Omnicell, Inc.*	8,820	1,058,576
OptimizeRx Corp. (x)*	3,476	108,312
Phreesia, Inc.*	7,170	389,044
Schrodinger, Inc.*	52,377	4,147,211
Simulations Plus, Inc.	2,893	208,065
Tabula Rasa HealthCare, Inc. (x)*	4,426	189,610
Vocera Communications, Inc.*	6,671	277,047

		14,506,758

Life Sciences Tools & Services (5.3%)
Adaptive Biotechnologies Corp.*	22,222	1,313,987
Berkeley Lights, Inc. (x)*	15,953	1,426,358
Champions Oncology, Inc.*	1,383	14,923
ChromaDex Corp.*	8,809	42,283
Codexis, Inc.*	11,932	260,476
Fluidigm Corp.*	1,206	7,236
Luminex Corp.	8,895	205,652
Medpace Holdings, Inc.*	5,735	798,312
NanoString Technologies, Inc.*	267,167	17,868,129
NeoGenomics, Inc.*	21,780	1,172,635
Pacific Biosciences of California, Inc.*	33,118	859,081
Personalis, Inc.*	5,332	195,205
Quanterix Corp.*	4,687	217,945
Seer, Inc. (x)*	173,874	9,761,286

		34,143,508

Pharmaceuticals (1.1%)
AcelRx Pharmaceuticals, Inc. (x)*	4,201	5,209
Aerie Pharmaceuticals, Inc.*	7,396	99,920
Agile Therapeutics, Inc.*	12,581	36,107
Amneal Pharmaceuticals, Inc.*	20,145	92,063
Amphastar Pharmaceuticals, Inc.*	7,616	153,158
ANI Pharmaceuticals, Inc.*	955	27,733
Aquestive Therapeutics, Inc. (x)*	3,963	21,202
Arvinas, Inc.*	7,572	643,090
Atea Pharmaceuticals, Inc. (x)*	2,389	99,812
Athira Pharma, Inc. (x)*	2,118	72,541
Avenue Therapeutics, Inc. (x)*	1,336	7,949
Axsome Therapeutics, Inc.*	5,766	469,756
BioDelivery Sciences International, Inc.*	18,997	79,787
Cara Therapeutics, Inc.*	9,547	144,446
Cassava Sciences, Inc. (x)*	1,623	11,069
Cerecor, Inc.*	7,025	18,546
Chiasma, Inc.*	9,973	43,383
Collegium Pharmaceutical, Inc.*	7,293	146,079
Corcept Therapeutics, Inc.*	20,773	543,422
CorMedix, Inc. (x)*	6,563	48,763
Durect Corp.*	40,955	84,777
Eloxx Pharmaceuticals, Inc. (x)*	6,285	25,014
Endo International plc*	20,722	148,784
Eton Pharmaceuticals, Inc. (x)*	3,657	29,731
Evofem Biosciences, Inc. (x)*	14,722	35,480
Evolus, Inc. (x)*	1,175	3,948
Fulcrum Therapeutics, Inc.*	2,897	33,924
Graybug Vision, Inc. (x)*	1,082	31,400
Harmony Biosciences Holdings, Inc.*	1,015	36,692
Harrow Health, Inc. (x)*	4,328	29,690
IMARA, Inc.*	1,591	35,082
Innoviva, Inc.*	12,993	160,983

See Notes to Financial Statements.

1317

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Intersect ENT, Inc.*	6,791	$155,514
Intra-Cellular Therapies, Inc.*	5,551	176,522
Kala Pharmaceuticals, Inc. (x)*	8,196	55,569
Kaleido Biosciences, Inc. (x)*	2,263	20,593
Liquidia Technologies, Inc.*	5,540	16,343
Lyra Therapeutics, Inc.*	1,424	16,234
Marinus Pharmaceuticals, Inc. (x)*	5,169	63,059
NGM Biopharmaceuticals, Inc.*	4,551	137,873
Ocular Therapeutix, Inc.*	14,821	306,795
Odonate Therapeutics, Inc.*	3,289	63,149
Omeros Corp. (x)*	12,272	175,306
Optinose, Inc. (x)*	8,096	33,517
Osmotica Pharmaceuticals plc (x)*	1,694	6,979
Pacira BioSciences, Inc.*	8,845	529,285
Paratek Pharmaceuticals, Inc.*	9,916	62,074
Phathom Pharmaceuticals, Inc.*	2,178	72,353
Phibro Animal Health Corp., Class A	3,931	76,340
Pliant Therapeutics, Inc. (x)*	1,687	38,329
Prestige Consumer Healthcare, Inc.*	4,115	143,490
Provention Bio, Inc.*	9,828	166,486
Recro Pharma, Inc.*	4,127	11,762
Relmada Therapeutics, Inc. (x)*	2,911	93,356
Revance Therapeutics, Inc.*	10,077	285,582
Satsuma Pharmaceuticals, Inc.*	2,003	9,234
scPharmaceuticals, Inc.*	1,057	5,592
SIGA Technologies, Inc.*	10,913	79,337
Strongbridge Biopharma plc*	8,791	21,362
Supernus Pharmaceuticals, Inc.*	2,824	71,052
Tarsus Pharmaceuticals, Inc.*	1,012	41,826
TherapeuticsMD, Inc. (x)*	48,056	58,148
Theravance Biopharma, Inc. (x)*	8,363	148,610
Tricida, Inc.*	5,847	41,221
Verrica Pharmaceuticals, Inc. (x)*	2,442	28,107
VYNE Therapeutics, Inc. (x)*	4,519	7,140
WaVe Life Sciences Ltd.*	6,848	53,894
Xeris Pharmaceuticals, Inc. (x)*	8,812	43,355
Zogenix, Inc.*	11,605	231,984

		6,966,912

Total Health Care		169,665,409

Industrials (6.1%)
Aerospace & Defense (0.4%)
Aerojet Rocketdyne Holdings, Inc.*	15,026	794,124
AeroVironment, Inc.*	4,504	391,398
Cubic Corp.	717	44,483
Kaman Corp.	626	35,763
Kratos Defense & Security Solutions, Inc.*	25,279	693,403
National Presto Industries, Inc.	59	5,217
PAE, Inc.*	12,346	113,336
Parsons Corp.*	3,803	138,467
Vectrus, Inc.*	851	42,312

		2,258,503

Air Freight & Logistics (0.1%)
Air Transport Services Group, Inc.*	12,204	382,474
Atlas Air Worldwide Holdings, Inc.*	328	17,889
Forward Air Corp.	3,517	270,246

		670,609

Airlines (0.0%)
Allegiant Travel Co.	405	76,642

Building Products (0.8%)
AAON, Inc.	8,529	568,287
Advanced Drainage Systems, Inc.	11,692	977,217
Alpha Pro Tech Ltd. (x)*	2,704	30,150
Apogee Enterprises, Inc.	746	23,633
Builders FirstSource, Inc.*	21,833	891,005
Cornerstone Building Brands, Inc.*	3,453	32,044
CSW Industrials, Inc.	2,828	316,482
Gibraltar Industries, Inc.*	1,509	108,557
Masonite International Corp.*	5,072	498,781
PGT Innovations, Inc.*	4,581	93,178
Simpson Manufacturing Co., Inc.	9,052	845,909
UFP Industries, Inc.	10,486	582,497

		4,967,740

Commercial Services & Supplies (0.6%)
Brady Corp., Class A	7,334	387,382
Brink’s Co. (The)	10,235	736,920
Casella Waste Systems, Inc., Class A*	9,118	564,860
Cimpress plc*	1,220	107,043
Covanta Holding Corp.	9,788	128,516
Healthcare Services Group, Inc.	15,508	435,775
IBEX Holdings Ltd.*	239	4,469
Interface, Inc.	2,005	21,053
McGrath RentCorp	2,843	190,765
Montrose Environmental Group, Inc.*	873	27,028
Pitney Bowes, Inc.	13,090	80,634
Tetra Tech, Inc.	11,197	1,296,389
UniFirst Corp.	166	35,141

		4,015,975

Construction & Engineering (0.3%)
Ameresco, Inc., Class A*	5,468	285,648
Comfort Systems USA, Inc.	2,443	128,648
Construction Partners, Inc., Class A*	2,877	83,750
Dycom Industries, Inc.*	4,570	345,126
EMCOR Group, Inc.	1,123	102,710
Granite Construction, Inc.	1,014	27,084
HC2 Holdings, Inc.*	11,405	37,180
IES Holdings, Inc.*	850	39,134
MasTec, Inc.*	1,018	69,407
MYR Group, Inc.*	2,119	127,352
NV5 Global, Inc.*	2,287	180,170
Primoris Services Corp.	6,157	169,995
Sterling Construction Co., Inc.*	803	14,944
WillScot Mobile Mini Holdings Corp.*	12,432	288,049

		1,899,197

Electrical Equipment (1.1%)
Allied Motion Technologies, Inc.	1,413	72,204
Atkore International Group, Inc.*	9,811	403,330
Bloom Energy Corp., Class A*	17,371	497,853
EnerSys	983	81,648
FuelCell Energy, Inc. (x)*	39,791	444,466
Orion Energy Systems, Inc.*	5,505	54,334
Plug Power, Inc.*	77,881	2,640,945

See Notes to Financial Statements.

1318

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Sunrun, Inc.*	31,844	$2,209,337
TPI Composites, Inc.*	6,364	335,892
Vicor Corp.*	3,997	368,603

		7,108,612

Industrial Conglomerates (0.0%)
Raven Industries, Inc.	572	18,928

Machinery (1.3%)
Alamo Group, Inc.	1,668	230,100
Albany International Corp., Class A	5,242	384,868
Blue Bird Corp.*	1,078	19,684
Douglas Dynamics, Inc.	4,675	199,950
Energy Recovery, Inc.*	8,339	113,744
Enerpac Tool Group Corp.	4,846	109,568
ESCO Technologies, Inc.	4,891	504,849
Evoqua Water Technologies Corp.*	18,977	511,999
ExOne Co. (The) (x)*	2,270	21,542
Federal Signal Corp.	11,435	379,299
Franklin Electric Co., Inc.	8,883	614,792
Gencor Industries, Inc.*	300	3,690
Gorman-Rupp Co. (The)	955	30,990
Helios Technologies, Inc.	3,125	166,531
John Bean Technologies Corp.	6,510	741,294
Kadant, Inc.	2,361	332,854
Lindsay Corp.	2,254	289,549
Luxfer Holdings plc	311	5,106
Meritor, Inc.*	11,058	308,629
Mueller Water Products, Inc., Class A	3,061	37,895
Omega Flex, Inc.	598	87,308
Proto Labs, Inc.*	5,557	852,444
RBC Bearings, Inc.*	5,120	916,685
REV Group, Inc.	769	6,775
Rexnord Corp.	2,312	91,301
Shyft Group, Inc. (The)	7,737	219,576
SPX Corp.*	6,605	360,237
Tennant Co.	4,041	283,557
Watts Water Technologies, Inc., Class A	2,507	305,102
Welbilt, Inc.*	7,570	99,924

		8,229,842

Professional Services (0.6%)
Akerna Corp. (x)*	3,842	12,448
ASGN, Inc.*	8,757	731,472
Barrett Business Services, Inc.	117	7,980
CBIZ, Inc.*	1,757	46,754
CRA International, Inc.	1,155	58,824
Exponent, Inc.	10,653	959,090
Forrester Research, Inc.*	2,366	99,135
Franklin Covey Co.*	2,725	60,686
Huron Consulting Group, Inc.*	442	26,056
ICF International, Inc.	2,078	154,458
Insperity, Inc.	3,723	303,127
Kforce, Inc.	4,117	173,284
Mastech Digital, Inc.*	813	12,927
Red Violet, Inc. (x)*	1,773	46,293
TriNet Group, Inc.*	8,564	690,258
Upwork, Inc.*	19,288	665,822
Willdan Group, Inc.*	1,787	74,518

		4,123,132

Road & Rail (0.3%)
Avis Budget Group, Inc.*	10,934	407,838
Daseke, Inc.*	9,187	53,377
Marten Transport Ltd.	6,846	117,957
PAM Transportation Services, Inc.*	32	1,568
Saia, Inc.*	5,464	987,891
Universal Logistics Holdings, Inc.	1,565	32,223
Werner Enterprises, Inc.	11,205	439,460

		2,040,314

Trading Companies & Distributors (0.6%)
Applied Industrial Technologies, Inc.	3,188	248,632
CAI International, Inc.	733	22,899
EVI Industries, Inc. (x)*	69,190	2,070,165
Foundation Building Materials, Inc.*	909	17,462
Herc Holdings, Inc.*	503	33,404
Lawson Products, Inc.*	560	28,510
SiteOne Landscape Supply, Inc.*	9,129	1,448,133
Systemax, Inc.	1,732	62,161
Transcat, Inc.*	1,513	52,471

		3,983,837

Total Industrials		39,393,331

Information Technology (24.1%)
Communications Equipment (0.4%)
Acacia Communications, Inc.*	8,086	589,955
CalAmp Corp.*	5,015	49,749
Calix, Inc.*	11,433	340,246
Cambium Networks Corp.*	1,202	30,146
Casa Systems, Inc.*	6,819	42,073
Clearfield, Inc.*	2,213	54,705
Extreme Networks, Inc.*	24,549	169,143
Genasys, Inc.*	6,671	43,495
Infinera Corp.*	17,326	181,576
Inseego Corp. (x)*	14,267	220,711
InterDigital, Inc.	2,242	136,045
Plantronics, Inc.	2,248	60,763
Resonant, Inc. (x)*	14,713	38,989
Viavi Solutions, Inc.*	47,685	714,083

		2,671,679

Electronic Equipment, Instruments & Components (1.1%)
Akoustis Technologies, Inc. (x)*	6,878	84,118
Badger Meter, Inc.	6,050	569,063
ePlus, Inc.*	2,490	218,995
Fabrinet*	7,634	592,322
FARO Technologies, Inc.*	3,428	242,120
Fitbit, Inc., Class A*	34,023	231,356
II-VI, Inc.*	19,221	1,460,027
Insight Enterprises, Inc.*	2,151	163,670
Intellicheck, Inc. (x)*	3,476	39,644
Iteris, Inc.*	8,772	49,562
Itron, Inc.*	8,346	800,381
Luna Innovations, Inc.*	6,383	63,064
Methode Electronics, Inc.	1,269	48,577
Napco Security Technologies, Inc.*	2,868	75,199
nLight, Inc.*	7,298	238,280
Novanta, Inc.*	7,112	840,781
OSI Systems, Inc.*	3,526	328,694
PAR Technology Corp.*	4,145	260,264
PC Connection, Inc.*	196	9,269

See Notes to Financial Statements.

1319

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Plexus Corp.*	4,838	$378,380
Research Frontiers, Inc. (x)*	5,289	14,862
Rogers Corp.*	771	119,729
Wrap Technologies, Inc. (x)*	2,282	11,022

		6,839,379

IT Services (4.3%)
BigCommerce Holdings, Inc. (x)*	51,963	3,333,426
Brightcove, Inc.*	8,117	149,353
Cardtronics plc, Class A*	5,524	194,997
Cass Information Systems, Inc.	2,966	115,407
CSG Systems International, Inc.	6,814	307,107
Endurance International Group Holdings, Inc.*	13,460	127,197
Evertec, Inc.	12,524	492,444
Evo Payments, Inc., Class A*	8,525	230,260
ExlService Holdings, Inc.*	6,885	586,120
Fastly, Inc., Class A (x)*	188,306	16,452,295
GreenSky, Inc., Class A*	13,237	61,287
Grid Dynamics Holdings, Inc.*	5,683	71,606
GTT Communications, Inc.*	5,992	21,391
Hackett Group, Inc. (The)	4,782	68,813
I3 Verticals, Inc., Class A*	3,871	128,517
International Money Express, Inc.*	6,685	103,751
KBR, Inc.	4,195	129,751
Limelight Networks, Inc. (x)*	24,335	97,097
LiveRamp Holdings, Inc.*	10,764	787,817
ManTech International Corp., Class A	2,595	230,799
MAXIMUS, Inc.	12,687	928,562
NIC, Inc.	13,620	351,805
Paysign, Inc. (x)*	6,247	28,986
Perficient, Inc.*	6,719	320,160
Perspecta, Inc.	24,070	579,606
PFSweb, Inc.*	1,940	13,056
Priority Technology Holdings, Inc. (x)*	1,044	7,350
Rackspace Technology, Inc.*	6,592	125,644
Repay Holdings Corp.*	13,190	359,427
Sykes Enterprises, Inc.*	762	28,705
TTEC Holdings, Inc.	3,992	291,137
Tucows, Inc., Class A (x)*	1,959	144,751
Unisys Corp.*	1,230	24,206
Verra Mobility Corp.*	27,893	374,324
Virtusa Corp.*	6,025	308,058

		27,575,212

Semiconductors & Semiconductor Equipment (1.9%)
Advanced Energy Industries, Inc.*	7,897	765,772
Ambarella, Inc.*	2,043	187,588
Amkor Technology, Inc.	4,372	65,930
Atomera, Inc. (x)*	3,560	57,280
Axcelis Technologies, Inc.*	6,885	200,491
Brooks Automation, Inc.	15,098	1,024,399
Cabot Microelectronics Corp.	6,037	913,398
CEVA, Inc.*	4,902	223,041
Cohu, Inc.	860	32,835
CyberOptics Corp.*	1,420	32,220
Diodes, Inc.*	1,506	106,173
DSP Group, Inc.*	5,063	83,995
FormFactor, Inc.*	16,050	690,471
Ichor Holdings Ltd.*	4,631	139,602
Impinj, Inc.*	3,572	149,560
Lattice Semiconductor Corp.*	28,273	1,295,469
MACOM Technology Solutions Holdings, Inc.*	9,808	539,832
Maxeon Solar Technologies Ltd. (x)*	1,393	39,520
MaxLinear, Inc.*	8,954	341,953
NeoPhotonics Corp.*	7,271	66,093
NVE Corp.	874	49,101
Onto Innovation, Inc.*	2,754	130,953
PDF Solutions, Inc.*	6,207	134,071
Pixelworks, Inc.*	6,581	18,559
Power Integrations, Inc.	12,235	1,001,557
Semtech Corp.*	13,426	967,880
Silicon Laboratories, Inc.*	9,008	1,147,079
SiTime Corp.*	1,895	212,107
SMART Global Holdings, Inc.*	2,856	107,471
SunPower Corp. (x)*	11,643	298,527
Synaptics, Inc.*	6,976	672,486
Ultra Clean Holdings, Inc.*	8,363	260,508

		11,955,921

Software (16.4%)
8x8, Inc.*	22,405	772,300
A10 Networks, Inc.*	12,481	123,063
ACI Worldwide, Inc.*	23,813	915,134
Agilysys, Inc.*	4,241	162,770
Alarm.com Holdings, Inc.*	9,879	1,021,983
Altair Engineering, Inc., Class A (x)*	9,374	545,379
American Software, Inc., Class A	6,280	107,828
Appfolio, Inc., Class A*	106,769	19,222,691
Appian Corp. (x)*	126,041	20,429,986
Avaya Holdings Corp.*	17,154	328,499
Benefitfocus, Inc.*	6,055	87,676
Bill.com Holdings, Inc.*	12,631	1,724,131
Blackbaud, Inc.	10,291	592,350
Blackline, Inc.*	10,583	1,411,561
Bottomline Technologies DE, Inc.*	9,603	506,462
Box, Inc., Class A*	30,450	549,622
C3.ai, Inc., Class A*	10,856	1,506,270
ChannelAdvisor Corp.*	5,819	92,988
Cloudera, Inc.*	20,785	289,119
CommVault Systems, Inc.*	9,134	505,750
Cornerstone OnDemand, Inc.*	13,229	582,605
Digimarc Corp. (x)*	2,295	108,416
Digital Turbine, Inc.*	17,932	1,014,234
Domo, Inc., Class B*	5,549	353,860
Ebix, Inc.	3,119	118,428
eGain Corp.*	1,621	19,144
Envestnet, Inc.*	11,048	909,140
Intelligent Systems Corp. (x)*	1,631	65,419
j2 Global, Inc.*	9,012	880,382
LivePerson, Inc.*	12,940	805,256
MicroStrategy, Inc., Class A (x)*	43,573	16,930,289
Mimecast Ltd.*	11,900	676,396
Mitek Systems, Inc.*	9,014	160,269
Model N, Inc.*	7,514	268,099
OneSpan, Inc.*	7,043	145,649
Park City Group, Inc.*	540	2,587
Ping Identity Holding Corp.*	7,589	217,349
Progress Software Corp.	9,318	421,080
PROS Holdings, Inc.*	8,106	411,542
Q2 Holdings, Inc.*	10,462	1,323,757

See Notes to Financial Statements.

1320

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
QAD, Inc., Class A	2,623	$165,721
Qualys, Inc.*	7,076	862,352
Rapid7, Inc.*	11,058	996,989
Rimini Street, Inc.*	4,345	19,248
SailPoint Technologies Holdings, Inc.*	18,320	975,357
Sapiens International Corp. NV	6,193	189,568
SecureWorks Corp., Class A*	180	2,560
ShotSpotter, Inc.*	1,708	64,392
Skillz, Inc. (x)*	964,228	19,284,560
Smith Micro Software, Inc. (x)*	6,643	36,005
Sprout Social, Inc., Class A*	6,036	274,095
SPS Commerce, Inc.*	7,365	799,765
Sumo Logic, Inc. (x)*	2,371	67,763
SVMK, Inc.*	26,429	675,261
Telenav, Inc.*	2,776	13,047
Tenable Holdings, Inc.*	15,275	798,271
Upland Software, Inc.*	5,885	270,063
Varonis Systems, Inc.*	6,488	1,061,502
Verint Systems, Inc.*	6,347	426,391
Veritone, Inc. (x)*	4,931	140,287
VirnetX Holding Corp. (x)	6,627	33,400
Workiva, Inc.*	8,511	779,778
Xperi Holding Corp.	1,564	32,688
Yext, Inc.*	22,076	347,035
Zix Corp.*	11,649	100,531
Zuora, Inc., Class A*	22,109	307,978

		105,034,070

Technology Hardware, Storage & Peripherals (0.0%)
Avid Technology, Inc.*	6,417	101,838
Corsair Gaming, Inc. (x)*	2,091	75,736
Diebold Nixdorf, Inc.*	5,742	61,210
Immersion Corp.*	2,638	29,783
Intevac, Inc.*	1,580	11,392
Quantum Corp.*	1,589	9,725
Super Micro Computer, Inc.*	2,572	81,429

		371,113

Total Information Technology		154,447,374

Materials (1.1%)
Chemicals (0.7%)
AgroFresh Solutions, Inc.*	1,162	2,638
American Vanguard Corp.	1,814	28,153
Amyris, Inc. (x)*	1,416	8,744
Balchem Corp.	6,133	706,644
Chase Corp.	1,526	154,141
Ferro Corp.*	13,699	200,416
GCP Applied Technologies, Inc.*	7,940	187,781
Hawkins, Inc.	1,041	54,455
HB Fuller Co.	6,969	361,552
Ingevity Corp.*	8,644	654,610
Innospec, Inc.	4,118	373,626
Koppers Holdings, Inc.*	2,670	83,197
Marrone Bio Innovations, Inc.*	15,811	19,764
Orion Engineered Carbons SA	6,874	117,820
PQ Group Holdings, Inc.	1,183	16,870
Quaker Chemical Corp.	2,762	699,863
Sensient Technologies Corp.	3,601	265,646
Stepan Co.	476	56,796
Trinseo SA	2,560	131,098
Tronox Holdings plc, Class A	6,325	92,472

		4,216,286

Construction Materials (0.0%)
Forterra, Inc.*	6,060	104,202
United States Lime & Minerals, Inc.	112	12,768

		116,970

Containers & Packaging (0.1%)
Myers Industries, Inc.	3,330	69,198
O-I Glass, Inc.	25,360	301,784
Pactiv Evergreen, Inc.*	2,460	44,624
UFP Technologies, Inc.*	402	18,733

		434,339

Metals & Mining (0.2%)
Caledonia Mining Corp. plc (x)	1,513	24,027
Compass Minerals International, Inc.	7,104	438,459
Gatos Silver, Inc. (x)*	1,331	17,343
Materion Corp.	1,521	96,918
Novagold Resources, Inc.*	46,057	445,371
Royal Gold, Inc.	3,840	408,422

		1,430,540

Paper & Forest Products (0.1%)
Boise Cascade Co.	1,675	80,065
Louisiana-Pacific Corp.	22,844	849,111

		929,176

Total Materials		7,127,311

Real Estate (5.0%)
Equity Real Estate Investment Trusts (REITs) (1.1%)
Alexander’s, Inc. (REIT)	412	114,268
Bluerock Residential Growth REIT, Inc. (REIT)	1,618	20,500
Broadstone Net Lease, Inc. (REIT), Class A	980	19,188
CareTrust REIT, Inc. (REIT)	2,634	58,422
CatchMark Timber Trust, Inc. (REIT), Class A	1,024	9,585
CIM Commercial Trust Corp. (REIT)	2,152	30,644
Clipper Realty, Inc. (REIT)	2,202	15,524
Community Healthcare Trust, Inc. (REIT)	4,688	220,852
Easterly Government Properties, Inc. (REIT)	16,998	385,005
EastGroup Properties, Inc. (REIT)	7,706	1,063,890
Four Corners Property Trust, Inc. (REIT)	15,274	454,707
Gladstone Commercial Corp. (REIT)	1,713	30,834
Gladstone Land Corp. (REIT)	2,141	31,344
Innovative Industrial Properties, Inc. (REIT) (x)	1,965	359,850
LTC Properties, Inc. (REIT)	3,045	118,481
Monmouth Real Estate Investment Corp. (REIT)	17,599	304,815
National Health Investors, Inc. (REIT)	2,944	203,636
National Storage Affiliates Trust (REIT)	13,031	469,507
NETSTREIT Corp. (REIT)(x)	396	7,718

See Notes to Financial Statements.

1321

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
NexPoint Residential Trust, Inc. (REIT)	670	$28,348
Plymouth Industrial REIT, Inc. (REIT)	5,126	76,890
PS Business Parks, Inc. (REIT)	4,159	552,606
QTS Realty Trust, Inc. (REIT), Class A	12,962	802,089
Ryman Hospitality Properties, Inc. (REIT)	9,083	615,464
Safehold, Inc. (REIT)	2,241	162,450
Saul Centers, Inc. (REIT)	2,228	70,583
STAG Industrial, Inc. (REIT)	2,986	93,522
Terreno Realty Corp. (REIT)	5,856	342,635
UMH Properties, Inc. (REIT)	5,838	86,461
Uniti Group, Inc. (REIT)	40,197	471,511
Universal Health Realty Income Trust (REIT)	2,347	150,842

		7,372,171

Real Estate Management & Development (3.9%)
Altisource Portfolio Solutions SA*	88	1,133
Cushman & Wakefield plc*	8,799	130,489
eXp World Holdings, Inc.*	5,369	338,891
Fathom Holdings, Inc.*	439	15,822
FirstService Corp.	41,089	5,623,793
Griffin Industrial Realty, Inc.*	434	27,125
Marcus & Millichap, Inc.*	433	16,121
Maui Land & Pineapple Co., Inc.*	585	6,745
Redfin Corp.*	270,067	18,534,698
RMR Group, Inc. (The), Class A	2,902	112,075
St Joe Co. (The)	3,301	140,127

		24,947,019

Total Real Estate		32,319,190

Utilities (0.7%)
Electric Utilities (0.0%)
Genie Energy Ltd., Class B	2,606	18,789
MGE Energy, Inc.	2,243	157,077
Otter Tail Corp.	3,149	134,179
Spark Energy, Inc., Class A	2,414	23,102

		333,147

Gas Utilities (0.2%)
Brookfield Infrastructure Corp., Class A (x)	3,260	235,698
Chesapeake Utilities Corp.	3,521	381,007
Northwest Natural Holding Co.	620	28,514
ONE Gas, Inc.	1,210	92,892
RGC Resources, Inc.	705	16,765
South Jersey Industries, Inc.	12,163	262,113
Southwest Gas Holdings, Inc.	1,182	71,806

		1,088,795

Independent Power and Renewable Electricity Producers (0.2%)
Atlantic Power Corp.*	1,831	3,845
Brookfield Renewable Corp.	2,103	122,513
Clearway Energy, Inc., Class A	1,919	56,706
Clearway Energy, Inc., Class C	3,863	123,346
Ormat Technologies, Inc.	8,312	750,407
Sunnova Energy International, Inc.*	1,620	73,111

		1,129,928

Water Utilities (0.3%)
American States Water Co.	7,656	608,729
Artesian Resources Corp., Class A	125	4,635
Cadiz, Inc. (x)*	2,223	23,675
California Water Service Group	9,480	512,204
Global Water Resources, Inc.	2,339	33,705
Middlesex Water Co.	3,537	256,326
Pure Cycle Corp.*	4,102	46,065
SJW Group	3,132	217,236
York Water Co. (The)	2,756	128,430

		1,831,005

Total Utilities		4,382,875

Total Common Stocks (92.2%) (Cost $347,050,006)		591,595,367

PREFERRED STOCK:
Consumer Discretionary (0.1%)
Internet & Direct Marketing Retail (0.1%)
Overstock.com, Inc. 1.020%	14,101	587,610

Total Preferred Stock (0.1%) (Cost $750,146)		587,610

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Aduro Biotech I, CVR (r)*	2,595	—
Oncternal Therapeutics, Inc., CVR (r)(x)*	90	—

		—

Pharmaceuticals (0.0%)
Omthera Pharmaceuticals, Inc., CVR (r)*	899	—

Total Rights (0.0%) (Cost $7,785)		—

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (8.1%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	5,000,000	5,000,000
JPMorgan Prime Money Market Fund, IM Shares	46,571,416	46,594,702

Total Investment Companies		51,594,702

See Notes to Financial Statements.

1322

EQ ADVISORS TRUST

EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Repurchase Agreements (8.1%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $1,800,024, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $1,836,003. (xx)	$1,800,000	$1,800,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $6,000,133, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $6,120,021. (xx)	6,000,000	6,000,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $1,000,037, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $1,111,153. (xx)	1,000,000	1,000,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $3,849,107, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $3,926,067. (xx)	3,849,085	3,849,085
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $20,000,467, collateralized by various Common Stocks; total market value $22,222,482. (xx)	20,000,000	20,000,000
NBC Global Finance Ltd., 0.28%, dated 12/31/20, due 1/7/21, repurchase price $2,400,131, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 2.125%-5.000%, maturing 2/28/23-5/15/37; total market value $2,662,133. (xx)	2,400,000	2,400,000
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $2,000,044, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125%-3.625%, maturing 9/30/21-8/15/49; total market value $2,218,793. (xx)	2,000,000	2,000,000
Societe Generale SA, 0.08%, dated 12/31/20, due 1/7/21, repurchase price $15,000,233, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/19/21-11/15/49; total market value $15,300,001. (xx)	15,000,000	15,000,000

Total Repurchase Agreements		52,049,085

Total Short-Term Investments (16.2%) (Cost $103,645,985)		103,643,787

Total Investments in Securities (108.5%) (Cost $451,453,922)		695,826,764
Other Assets Less Liabilities (-8.5%)		(54,600,018)

Net Assets (100%)		$641,226,746

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $183,137 or 0.0% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $80,382,473. This was collateralized by $27,603,520 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/14/21 - 5/15/50 and by cash of $57,049,085 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right
USD	— United States Dollar

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	53	3/2021	USD	5,233,220	82,508

					82,508

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$34,166,904	$98,288	$—		$34,265,192
Consumer Discretionary	91,371,443	11,476,882	—		102,848,325
Consumer Staples	25,809,528	237,867	—		26,047,395
Energy	991,385	—	—		991,385
Financials	20,107,580	—	—		20,107,580
Health Care	168,348,177	1,317,232	—		169,665,409
Industrials	39,393,331	—	—		39,393,331
Information Technology	154,447,374	—	—		154,447,374
Materials	7,127,311	—	—		7,127,311
Real Estate	26,695,397	5,623,793	—		32,319,190
Utilities	4,382,875	—	—		4,382,875
Futures	82,508	—	—		82,508
Preferred Stock
Consumer Discretionary	587,610	—	—		587,610
Rights
Health Care	—	—	—	(a)	—	(a)
Short-Term Investments
Investment Companies	51,594,702	—	—		51,594,702
Repurchase Agreements	—	52,049,085	—		52,049,085

Total Assets	$625,106,125	$70,803,147	$—		$695,909,272

Total Liabilities	$—	$—	$—		$—

Total	$625,106,125	$70,803,147	$—		$695,909,272

(a)	Value is zero.

See Notes to Financial Statements.

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EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$82,508	*

Total		$82,508

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$1,326,769	$1,326,769

Total	$1,326,769	$1,326,769

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$61,838	$61,838

Total	$61,838	$61,838

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $2,277,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities (affiliated 6%)*	$409,420,845
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities (affiliated 8%)*	$466,644,382

*	During the year ended December 31, 2020, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act (amount is percentage of total Purchases and/or Sales).

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$257,555,473
Aggregate gross unrealized depreciation	(14,016,246)

Net unrealized appreciation	$243,539,227

Federal income tax cost of investments in securities and derivative instruments, if applicable	$452,370,045

See Notes to Financial Statements.

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EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $399,404,837)	$643,777,679
Repurchase Agreements (Cost $52,049,085)	52,049,085
Cash	7,833,886
Foreign cash (Cost $979)	1,005
Cash held as collateral at broker for futures	303,600
Receivable for securities sold	4,446,518
Receivable for Portfolio shares sold	454,586
Securities lending income receivable	155,082
Dividends, interest and other receivables	139,779
Other assets	1,603

Total assets	709,162,823

LIABILITIES
Payable for return of collateral on securities loaned	57,049,085
Payable for securities purchased	10,052,235
Investment management fees payable	354,672
Payable for Portfolio shares redeemed	268,116
Administrative fees payable	64,400
Distribution fees payable – Class IB	42,523
Due to broker for futures variation margin	4,437
Trustees’ fees payable	191
Accrued expenses	100,418

Total liabilities	67,936,077

NET ASSETS	$641,226,746

Net assets were comprised of:
Paid in capital	$335,143,955
Total distributable earnings (loss)	306,082,791

Net assets	$641,226,746

Class IB
Net asset value, offering and redemption price per share, $210,224,962 / 12,168,029 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.28

Class K
Net asset value, offering and redemption price per share, $431,001,784 / 24,469,190 shares outstanding (unlimited amount authorized: $0.01 par value)	$17.61

(x)	Includes value of securities on loan of $80,382,473.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $5,471 foreign withholding tax)	$1,395,645
Interest	20,344
Securities lending (net)	1,322,651

Total income	2,738,640

EXPENSES
Investment management fees	3,322,607
Administrative fees	513,496
Distribution fees – Class IB	204,805
Custodian fees	117,500
Professional fees	88,241
Printing and mailing expenses	48,837
Trustees’ fees	12,242
Miscellaneous	6,361

Gross expenses	4,314,089
Less: Waiver from investment manager	(364,992)

Net expenses	3,949,097

NET INVESTMENT INCOME (LOSS)	(1,210,457)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	151,928,431
Futures contracts	1,326,769
Foreign currency transactions	(27,161)

Net realized gain (loss)	153,228,039

Change in unrealized appreciation (depreciation) on:
Investments in securities	173,455,902
Futures contracts	61,838
Foreign currency translations	(1,171)

Net change in unrealized appreciation (depreciation)	173,516,569

NET REALIZED AND UNREALIZED GAIN (LOSS)	326,744,608

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$325,534,151

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,210,457)	$462,642
Net realized gain (loss)	153,228,039	38,459,729
Net change in unrealized appreciation (depreciation)	173,516,569	50,806,450

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	325,534,151	89,728,821

Distributions to shareholders:
Class IB	(29,755,217)	(18,470)
Class K	(60,859,377)	(37,791,744)

Total distributions to shareholders	(90,614,594)	(37,810,214)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [1,553,114 and 255 shares, respectively]	24,221,613	2,812
Capital shares issued in connection with merger (Note 8) [53,506 and 0 shares, respectively]	620,356	—
Capital shares exchanged in connection with merger (Note 8) [9,749,072 and 0 shares, respectively]	113,032,913	—
Capital shares issued in reinvestment of distributions [ 1,812,159 and 1,819 shares, respectively ]	29,755,217	18,470
Capital shares repurchased [ (1,015,422) and (1) shares, respectively ]	(14,960,503)	(16)

Total Class IB transactions	152,669,596	21,266

Class K
Capital shares sold [ 4,031,050 and 683,541 shares, respectively ]	41,860,364	7,665,963
Capital shares exchanged in connection with merger (Note 8) [(9,602,121) and 0 shares, respectively]	(113,032,913)	—
Capital shares issued in reinvestment of dividends and distributions [ 3,637,313 and 3,671,513 shares, respectively ]	60,859,377	37,791,744
Capital shares repurchased [(4,738,122) and (2,935,470) shares, respectively]	(64,446,504)	(32,490,529)

Total Class K transactions	(74,759,676)	12,967,178

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	77,909,920	12,988,444

TOTAL INCREASE (DECREASE) IN NET ASSETS	312,829,477	64,907,051
NET ASSETS:
Beginning of year	328,397,269	263,490,218

End of year	$641,226,746	$328,397,269

See Notes to Financial Statements.

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EQ/MORGAN STANLEY SMALL CAP GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.39	$8.76	$10.89	$9.74	$9.14

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.08)	(0.01)	(0.04)	(0.05)	(0.02)
Net realized and unrealized gain (loss)	9.86	2.99	(0.33)	2.38	0.82

Total from investment operations	9.78	2.98	(0.37)	2.33	0.80

Less distributions:
Distributions from net realized gains	(2.89)	(1.35)	(1.76)	(1.18)	(0.20)

Net asset value, end of year	$17.28	$10.39	$8.76	$10.89	$9.74

Total return	95.74%	34.35%	(4.77)%	24.14%	8.77%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$210,225	$162	$118	$124	$100
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.15%	1.15%	1.15%	1.15%	1.18%
Before waivers and reimbursements (f)	1.24%	1.24%	1.23%	1.24%	1.24%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.50)%	(0.10)%	(0.38)%	(0.42)%	(0.25)%
Before waivers and reimbursements (f)	(0.59)%	(0.19)%	(0.46)%	(0.50)%	(0.31)%
Portfolio turnover rate^	102%	73%	62%	51%	41%

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.54	$8.86	$10.97	$9.78	$9.15

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.03)	0.02	(0.02)	(0.02)	— #
Net realized and unrealized gain (loss)	9.99	3.03	(0.33)	2.39	0.83

Total from investment operations	9.96	3.05	(0.35)	2.37	0.83

Less distributions:
Dividends from net investment income	— #	(0.02)	— #	—	— #
Distributions from net realized gains	(2.89)	(1.35)	(1.76)	(1.18)	(0.20)

Total dividends and distributions	(2.89)	(1.37)	(1.76)	(1.18)	(0.20)

Net asset value, end of year	$17.61	$10.54	$8.86	$10.97	$9.78

Total return	96.08%	34.79%	(4.56)%	24.45%	9.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$431,002	$328,235	$263,372	$291,296	$255,614
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.90%	0.90%	0.90%	0.90%	0.93%
Before waivers and reimbursements (f)	0.99%	0.99%	0.98%	0.98%	0.99%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.24)%	0.15%	(0.13)%	(0.17)%	— %‡‡
Before waivers and reimbursements (f)	(0.33)%	0.06%	(0.21)%	(0.25)%	(0.06)%
Portfolio turnover rate^	102%	73%	62%	51%	41%
‡‡	Amount is less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	Since Incept.
Portfolio – Class IB Shares*	10.33%	5.97%	3.62%
Portfolio – Class K Shares*	10.68	6.25	3.89
Bloomberg Barclays World Government Inflation-Linked Bond Index	9.81	6.29	4.16

* Date of inception 2/8/13. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 10.33% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Bloomberg Barclays World Government Inflation-Linked Bond Index, which returned 9.81% over the same period.

Portfolio Highlights

What helped performance during the year:

•	U.S. and European interest rate strategies added to performance for the year.

•	An overweight to the U.S. vs. UK breakeven inflation exposure was beneficial.

•	Positions in Agency mortgages were additive.

•	An underweight to Italian breakeven inflation exposure benefited the Portfolio.

What hurt performance during the year:

•	Positions in emerging market currencies, particularly the Brazilian Real and Russian Ruble, detracted from returns for the period.

How derivatives contributed/detracted from performance during the year:

•

Nominal U.S. and Eurozone interest rate strategies, which were partially implemented through the use of futures and options, were positive for performance. Additionally, currency exposure, partially facilitated through the use of currency forwards, detracted from performance.

•

Derivatives are used in the portfolio as a means to gain or decrease exposure to securities, markets, or sectors, as a substitute for exposure that may not otherwise be accessible through the use of cash bonds, for purposes of liquidity, or to take advantage of anticipated changes in market volatility.

Portfolio Positioning and Outlook — Pacific Investment Management Company, LLC

We expect the global economy to continue its transition from hurting to healing in 2021 and make good progress on the long climb back to its pre-crisis trend, especially in the second half of this year. However, while risk markets can continue to perform well in the near term as the dual impact of policy stimulus and vaccine rollout takes hold, much of this is now priced in, and on the path to full recovery, investors should beware of obstacles that command careful portfolio construction to weather renewed bouts of volatility in financial markets.

Fiscal fatigue in some advanced economies is one such risk. Another is the likely transition in China from credit easing to tightening in the course of this year. Moreover, economic scarring could impede the return to pre-pandemic activity levels and make the recovery bumpy and uneven across countries and sectors.

Following an outsized contraction of economic activity in 2020, global output and demand are likely to rebound strongly this year. We expect the current renewed weakness due to lockdowns in major economies to give way to accelerating economic growth from around the

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second quarter, driven by the broadening rollout of vaccines and continued fiscal and monetary policy support. We forecast economic activity in the U.S. to reach pre-recession peak levels during the second half of this year, while Europe, due to its current double-dip, is unlikely to fully make up the output losses until the middle of 2022 despite the sharp growth bounce we expect from the second quarter. Meanwhile, the Chinese economy, which already operates above pre-crisis levels and has exhibited strong growth momentum into the new year, should record gross domestic product (GDP) growth above 8% in 2021, after a decidedly subpar 2% or so last year.

We see this as a time for careful portfolio positioning and not for excessive optimism or risk-taking. Given the overall low level of yields, tight spreads, and low volatility, we plan to place significant emphasis on capital preservation and careful liquidity management. We will look to be patient and flexible, to guard against a rise in market volatility, and seek to add alpha in more difficult market conditions.

Portfolio Characteristics As of December 31, 2020
Weighted Average Life (Years)	13.62
Weighted Average Coupon (%)	0.91
Weighted Average Effective Duration (Years)*	12.68
Weighted Average Rating**	AA

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2020	% of Net Assets
Foreign Government Securities	55.8%
U.S. Treasury Obligations	48.1
Mortgage-Backed Securities	14.0
Asset-Backed Securities	4.9
Financials	4.9
Collateralized Mortgage Obligations	3.8
Commercial Mortgage-Backed Securities	0.8
Options Purchased	0.0 #
Energy	0.0 #
Cash and Other	(32.3)

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

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EQ/PIMCO GLOBAL REAL RETURN PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,036.20	$5.10
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.13	5.06
Class K
Actual	1,000.00	1,037.90	3.76
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.45	3.73

* Expenses are equal to the Portfolio’s Class IB and Class K shares annualized expense ratio of 1.00% and 0.73%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2020

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (4.9%)
Atlas Senior Loan Fund Ltd., Series 2017-8A A 1.530%, 1/16/30 (l)§	$300,000	$299,353
CIT Mortgage Loan Trust, Series 2007-1 1M1 1.645%, 10/25/37 (l)§	200,000	194,862
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE4 M3 0.835%, 10/25/35 (l)	100,000	91,398
Countrywide Asset-Backed Certificates, Series 2004-ECC1 M2 1.195%, 9/25/34 (l)	39,877	38,922
Series 2007-1 1A 0.285%, 7/25/37 (l)	101,617	87,728
Series 2007-6 1A 0.345%, 9/25/37 (l)	21,320	18,627
Series 2007-8 1A1 0.335%, 11/25/37 (l)	220,742	205,154
Credit-Based Asset Servicing & Securitization LLC, Series 2007-CB6 A3 0.365%, 7/25/37 (l)§	383,859	299,470
Crown Point CLO 5 Ltd., Series 2018-5A A 1.158%, 7/17/28 (l)§	177,902	177,373
CWABS Asset-Backed Certificates Trust, Series 2007-12 1A1 0.885%, 8/25/47 (l)	55,068	53,553
Evans Grove CLO Ltd., Series 2018-1A A1 1.144%, 5/28/28 (l)§	253,612	251,719
Greystone Commercial Real Estate Notes Ltd., Series 2019-FL2 A 1.339%, 9/15/37 (l)§	100,000	99,006
GSAA Trust, Series 2006-7 AF4A 6.220%, 3/25/46 (e)	27,719	20,864
Home Equity Mortgage Loan Asset-Backed Trust, Series 2007-A 1A 0.365%, 4/25/37 (l)	26,400	22,154
HSI Asset Securitization Corp. Trust, Series 2007-WF1 1A1 0.310%, 5/25/37 (l)	12,050	11,635
JMP Credit Advisors CLO IIIR Ltd., Series 2014-1RA A 1.068%, 1/17/28 (l)§	184,785	183,331
LoanCore Issuer Ltd., Series 2019-CRE2 A 1.289%, 5/15/36 (l)§	100,000	98,491
Long Beach Mortgage Loan Trust, Series 2006-7 2A2 0.265%, 8/25/36 (l)	79,576	40,635
MASTR Asset-Backed Securities Trust, Series 2006-WMC4 A5 0.295%, 10/25/36 (l)	127,062	53,873
MidOcean Credit CLO VI, Series 2016-6A AR 1.468%, 1/20/29 (l)§	500,000	498,523
Mountain View CLO X Ltd., Series 2015-10A AR 1.044%, 10/13/27 (l)§	142,957	141,934
New Century Home Equity Loan Trust, Series 2004-4 M1 0.913%, 2/25/35 (l)	70,401	67,557
Option One Mortgage Loan Trust, Series 2004-3 M2 1.000%, 11/25/34 (l)	17,699	16,951
OZLM XXIII Ltd., Series 2019-23A A 1.707%, 4/15/32 (l)§	300,000	300,182
Palmer Square Loan Funding Ltd., Series 2019-4A A1 1.115%, 10/24/27 (l)§	387,214	386,666
RAAC Trust, Series 2007-SP3 A1 1.348%, 9/25/47 (l)	12,898	12,816
Securitized Asset-Backed Receivables LLC Trust, Series 2006-HE1 A2C 0.465%, 7/25/36 (l)	184,842	91,822
Series 2006-HE2 A2C 0.295%, 7/25/36 (l)	55,590	30,615
Shackleton CLO Ltd., Series 2016-9A AR 1.348%, 10/20/28 (l)§	399,361	398,782
Soundview Home Loan Trust, Series 2007-OPT1 1A1 0.345%, 6/25/37 (l)	134,654	102,728
Series 2007-OPT2 2A3 0.325%, 7/25/37 (l)	73,682	67,990
SP-Static CLO I Ltd., Series 2020-1A A 1.616%, 7/22/28 (l)§	228,169	228,669
STWD Ltd., Series 2019-FL1 A 1.239%, 7/15/38 (l)§	300,000	298,605
TCW CLO Ltd., Series 2020-1A AR 1.281%, 10/20/31 (l)§	300,000	300,043
TICP CLO III-2 Ltd., Series 2018-3R A 1.058%, 4/20/28 (l)§	249,556	248,889
Towd Point Mortgage Trust, Series 2019-SJ3 A1 3.000%, 11/25/59 (l)§	305,228	310,356
Venture XII CLO Ltd., Series 2012-12A ARR 1.024%, 2/28/26 (l)§	126,141	125,717

Total Asset-Backed Securities		5,876,993

Collateralized Mortgage Obligations (3.8%)
Alternative Loan Trust, Series 2005-29CB A4 5.000%, 7/25/35	55,230	44,553
Series 2006-HY11 A1 0.385%, 6/25/36 (l)	114,663	110,588
Series 2007-1T1 1A1 6.000%, 3/25/37	178,630	109,247
Series 2007-4CB 1A35 6.000%, 4/25/37	47,896	48,382

See Notes to Financial Statements.

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December 31, 2020

	Principal Amount		Value (Note 1)
Alternative Loan Trust Resecuritization, Series 2008-2R 1A1 6.000%, 8/25/37 (l)		$62,217	$61,576
Angel Oak Mortgage Trust, Series 2020-4 A1 1.469%, 6/25/65 (l)§		251,118	252,246
CHL Mortgage Pass-Through Trust, Series 2007-1 A1 6.000%, 3/25/37		64,225	50,958
CIM Trust, Series 2017-6 A1 3.015%, 6/25/57 (l)§		440,136	440,689
Citigroup Mortgage Loan Trust, Series 2007-AR4 1A1A 3.849%, 3/25/37 (l)		84,339	82,149
Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2 1CB1 5.500%, 8/25/34		9,747	10,006
Credit Suisse Mortgage Capital Certificates, Series 2019-RPL4 A1 3.490%, 8/26/58§		88,258	88,507
CSMC Trust, Series 2007-4R 1A1 3.869%, 10/26/36 (l)§		5,621	5,512
Series 2015-3R 5A2 0.295%, 9/29/36 (l)§		264,834	257,486
Series 2019-RPL8 A1 3.322%, 10/25/58 (l)§		178,555	180,011
DSLA Mortgage Loan Trust, Series 2005-AR6 2A1A 0.439%, 10/19/45 (l)		54,271	52,898
GNMA, Series 2016-H17 FC 0.970%, 8/20/66 (l)		226,173	229,498
GSR Mortgage Loan Trust, Series 2004-12 3A6 2.646%, 12/25/34 (l)		6,969	6,882
Series 2005-AR4 6A1 3.328%, 7/25/35 (l)		41,029	41,802
Hawksmoor Mortgages, Series 2019-1A A 1.104%, 5/25/53 (l)§	GBP	338,223	463,564
Homeward Opportunities Fund I Trust, Series 2020-2 A1 1.657%, 5/25/65 (l)§		266,636	269,506
JP Morgan Alternative Loan Trust, Series 2006-A1 1A1 0.610%, 3/25/36 (l)		96,281	90,034
JP Morgan Mortgage Trust, Series 2005-A2 5A2 2.785%, 4/25/35 (l)		9,254	9,842
Lehman Mortgage Trust, Series 2005-3 4A1 5.185%, 1/25/36 (l)		13,735	13,910
Lehman XS Trust, Series 2007-20N A1 1.295%, 12/25/37 (l)		207,138	208,059
New Residential Mortgage Loan Trust, Series 2018-3A A1 4.500%, 5/25/58 (l)§		64,249	69,669
RALI Trust, Series 2007-QH8 A 1.641%, 10/25/37 (l)		42,584	39,736
Residential Asset Securitization Trust, Series 2006-A10 A5 6.500%, 9/25/36		130,716	76,894
Residential Mortgage Securities 32 plc, Series 32A A 1.303%, 6/20/70 (l)§	GBP	189,108	260,823
Sequoia Mortgage Trust, Series 6 A 0.790%, 4/19/27 (l)		$97,018	94,791
Stratton Mortgage Funding plc, Series 2019-1 A 1.254%, 5/25/51 (l)(m)	GBP	260,206	356,760
Tower Bridge Funding NO plc, Series 2 A 0.934%, 3/20/56 (l)(m)		413,252	565,357
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust, Series 2006-5 2CB1 6.000%, 7/25/36		$32,121	27,889

Total Collateralized Mortgage Obligations			4,619,824

Commercial Mortgage-Backed Securities (0.8%)
AREIT Trust, Series 2020-CRE4 A 2.779%, 4/15/37 (l)§		200,000	201,934
Bancorp Commercial Mortgage Trust, Series 2019-CRE6 A 1.209%, 9/15/36 (l)§		289,617	286,178
Citigroup Commercial Mortgage Trust, Series 2020-WSS A 2.109%, 2/15/39 (l)§		292,991	294,527
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-FL12 A 1.609%, 12/15/31 (l)§		200,000	196,339

Total Commercial Mortgage-Backed Securities			978,978

Corporate Bonds (4.9%)
Energy (0.0%)
Oil, Gas & Consumable Fuels (0.0%)
YPF SA Series XLVI (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 6.00%), 35.639%, 3/4/21 (k)(r)	ARS	820,000	5,620

Total Energy			5,620

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Financials (4.9%)
Banks (0.4%)
Nordea Kredit Realkreditaktieselskab 1.000%, 10/1/50 (m)	DKK	2,814,283	$467,651

Consumer Finance (0.2%)
Ford Motor Credit Co. LLC 3.550%, 10/7/22		$200,000	204,177

Thrifts & Mortgage Finance (4.3%)
Jyske Realkredit A/S Series CCE 1.000%, 10/1/50 (m)	DKK	290,572	48,335
Series CCE. 1.000%, 10/1/50		9,253,381	1,532,671
Nykredit Realkredit A/S Series 01E 1.000%, 10/1/53 (m)		4,392,782	722,451
Series 01E 1.000%, 10/1/53 (m)		2,997,175	496,356
Series 01EE 1.000%, 10/1/50 (m)		10,657,260	1,762,015
Series CCE 1.000%, 10/1/50 (m)		3,866,551	641,678

			5,203,506

Total Financials			5,875,334

Total Corporate Bonds			5,880,954

Foreign Government Securities (55.8%)
Argentine Republic (Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.00%), 30.875%, 4/3/22 (k)(r)	ARS	250,000	1,577
Bonos and Obligaciones del Estado 1.000%, 10/31/50 (m)	EUR	500,000	633,534
Bonos de la Tesoreria 5.940%, 2/12/29	PEN	400,000	137,639
6.150%, 8/12/32		600,000	201,672
Buoni Poliennali del Tesoro 2.600%, 9/15/23 TIPS (m)	EUR	727,684	977,984
2.350%, 9/15/24 TIPS (m)		592,234	809,346
1.400%, 5/26/25 TIPS (m)		3,700,000	4,782,437
2.550%, 9/15/41 TIPS (m)		459,778	844,431
Canada Government Bond 3.000%, 12/1/36 TIPS	CAD	667,633	826,608
1.500%, 12/1/44 TIPS		154,651	174,419
1.250%, 12/1/47 TIPS		446,169	501,725
0.500%, 12/1/50 TIPS		264,531	259,626
Commonwealth of Australia 1.250%, 2/21/22 TIPS (m)	AUD	1,251,396	991,606
3.000%, 9/20/25 TIPS (m)		2,670,506	2,484,545
French Republic 0.100%, 7/25/21 TIPS (m)	EUR	555,375	684,506
1.100%, 7/25/22 TIPS (m)		1,983,551	2,532,018
0.250%, 7/25/24 TIPS (m)		1,273,716	1,658,398
0.100%, 3/1/25 TIPS (m)	EUR	685,694	882,612
0.100%, 3/1/26 TIPS (m)		2,200,000	2,902,610
1.850%, 7/25/27 TIPS (m)		2,792,444	4,192,379
0.100%, 3/1/29 TIPS (m)		1,709,639	2,361,403
0.700%, 7/25/30 TIPS (m)		1,810,594	2,687,370
0.100%, 7/25/36 TIPS (m)		1,685,444	2,533,394
1.800%, 7/25/40 TIPS (m)		239,335	486,241
Japan Government Bond CPI Linked
0.100%, 3/10/26 TIPS	JPY	141,691,200	1,376,600
0.100%, 3/10/27 TIPS		71,052,100	690,651
0.100%, 3/10/28 TIPS		119,709,240	1,161,875
0.100%, 3/10/29 TIPS		80,919,810	786,960
Kingdom of Denmark 0.100%, 11/15/23 TIPS	DKK	3,128,462	536,143
Kingdom of Spain 1.000%, 11/30/30 TIPS (m)	EUR	1,095,599	1,608,043
Kingdom of Sweden 0.250%, 6/1/22 TIPS (m)	SEK	700,000	93,610
1.000%, 6/1/25 TIPS (m)		500,000	72,572
0.125%, 6/1/26 TIPS		1,050,000	149,471
Mexican Udibonos 4.500%, 11/22/35 TIPS	MXN	1,983,453	123,315
New Zealand Government Bond 2.000%, 9/20/25 TIPS (m)	NZD	443,520	357,374
2.500%, 9/20/35 TIPS (m)		108,230	107,633
U.K. Treasury Inflation Linked Bonds
1.250%, 11/22/32 TIPS (m)	GBP	1,456,958	3,162,143
0.125%, 11/22/36 TIPS (m)		282,941	603,026
0.125%, 8/10/41 TIPS (m)		551,670	1,291,050
0.125%, 3/22/44 TIPS (m)		485,568	1,187,271
0.125%, 3/22/46 TIPS (m)		1,779,684	4,524,404
0.750%, 11/22/47 TIPS (m)		920,658	2,732,421
0.125%, 8/10/48 TIPS (m)		406,949	1,087,533
0.500%, 3/22/50 TIPS (m)		41,370	122,781
0.250%, 3/22/52 TIPS (m)		863,204	2,529,121
1.250%, 11/22/55 TIPS (m)		521,768	2,011,985
0.125%, 11/22/56 TIPS (m)		338,850	1,050,654
0.125%, 3/22/58 TIPS (m)		255,309	808,727
0.375%, 3/22/62 TIPS (m)		298,238	1,087,143
0.125%, 11/22/65 TIPS (m)		774,021	2,888,522
0.125%, 3/22/68 TIPS (m)		188,565	757,276

Total Foreign Government Securities			67,456,384

Mortgage-Backed Securities (14.0%)
FNMA/FHLMC UMBS, 30 Year, Single Family
3.000%, 2/25/51 TBA		$1,400,000	1,468,141
3.500%, 2/25/51 TBA		1,652,000	1,749,184
4.000%, 2/25/51 TBA		6,299,000	6,735,993

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
2.000%, 3/25/51 TBA	$4,150,000	$4,298,006
2.500%, 3/25/51 TBA	1,890,000	1,986,124
GNMA
2.500%, 2/15/51 TBA	600,000	633,821

Total Mortgage-Backed Securities		16,871,269

U.S. Treasury Obligations (48.1%)
U.S. Treasury Inflation Linked Bonds
2.375%, 1/15/25 TIPS (z)	2,610,827	3,049,386
2.000%, 1/15/26 TIPS (v)	388,331	461,489
1.750%, 1/15/28 TIPS	1,114,899	1,368,031
3.875%, 4/15/29 TIPS	791,965	1,141,018
2.125%, 2/15/40 TIPS	505,982	783,881
2.125%, 2/15/41 TIPS	1,082,026	1,696,677
0.750%, 2/15/42 TIPS	1,486,544	1,891,543
0.625%, 2/15/43 TIPS (v)	311,454	388,026
1.375%, 2/15/44 TIPS (z)	1,709,408	2,461,177
0.750%, 2/15/45 TIPS	873,558	1,126,536
1.000%, 2/15/46 TIPS	1,681,378	2,293,244
0.875%, 2/15/47 TIPS (v)	131,600	176,889
1.000%, 2/15/48 TIPS	533,245	742,566
U.S. Treasury Inflation Linked Notes
0.125%, 1/15/22 TIPS	46,018	46,863
0.125%, 4/15/22 TIPS (z)	6,516,219	6,656,362
0.125%, 1/15/23 TIPS	1,212,697	1,260,212
0.625%, 1/15/24 TIPS (v)	446,384	479,280
0.500%, 4/15/24 TIPS	2,044,211	2,191,771
0.125%, 10/15/24 TIPS	1,928,310	2,067,584
0.125%, 4/15/25 TIPS	1,008,080	1,084,376
0.625%, 1/15/26 TIPS (z)	2,608,147	2,910,084
0.125%, 7/15/26 TIPS	1,662,039	1,827,579
0.375%, 1/15/27 TIPS (z)	2,457,726	2,744,307
0.375%, 7/15/27 TIPS	628,037	706,669
0.500%, 1/15/28 TIPS (z)	2,619,018	2,967,912
0.750%, 7/15/28 TIPS (z)	2,614,072	3,040,649
0.875%, 1/15/29 TIPS	1,206,539	1,418,225
0.250%, 7/15/29 TIPS (z)	4,141,061	4,687,705
0.125%, 1/15/30 TIPS (z)	4,250,694	4,741,838
0.125%, 7/15/30 TIPS	1,553,853	1,743,567

Total U.S. Treasury Obligations		58,155,446

Total Long-Term Debt Securities (132.3%) (Cost $139,726,179)		159,839,848

	Number of Contracts	Value (Note 1)
OPTIONS PURCHASED:
Call Options Purchased (0.0%)
Future Interest Rate Options (0.0%)
3 Month Eurodollar 09/19/2022 at USD 99.75, American Style Notional Amount: USD 7,000,000 Exchange Traded*	28	8,050
3 Month Eurodollar 09/19/2022 at USD 99.63, American Style Notional Amount: USD 5,250,000 Exchange Traded*	21	11,156

Total Options Purchased (0.0%) (Cost $10,663)		19,206

Total Investments in Securities (132.3%) (Cost $139,736,842)		159,859,054
Other Assets Less Liabilities (-32.3%)		(39,018,066)

Net Assets (100%)		$120,840,988

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2020, the market value of these securities amounted to $8,108,962 or 6.7% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2020. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2020.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2020.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $65,588,706 or 54.3% of net assets.

(r)	Value determined using significant unobservable inputs.
(v)	All, or a portion of security held by broker as collateral for forward foreign currency contracts, with a total collateral value of $1,369,736.
(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Glossary:
ARS	—	Argentine Peso
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CLO	—	Collateralized Loan Obligation
CPI	—	Consumer Price Index
DKK	—	Denmark Krone
EUR	—	European Currency Unit
EURIBOR	—	Euro Interbank Offered Rate
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GBP	—	British Pound
GNMA	—	Government National Mortgage Association
JPY	—	Japanese Yen
MXN	—	Mexican Peso
NZD	—	New Zealand Dollar
PEN	—	Peruvian Sol
SEK	—	Swedish Krona
TBA	—	To Be Announced; Security is subject to delayed delivery
TIPS	—	Treasury Inflation Protected Security
UMBS	—	Uniform Mortgage-Backed Securities
USD	—	United States Dollar

Country Diversification As a Percentage of Total Net Assets
Argentina	0.0%#
Australia	2.9
Canada	1.5
Cayman Islands	3.3
Denmark	5.1
France	17.3
Italy	6.1
Japan	3.3
Mexico	0.1
New Zealand	0.4
Peru	0.3
Spain	1.9
Sweden	0.3
United Kingdom	22.7
United States	67.1
Cash and Other	(32.3)

100.0%

#	Percent shown is less than 0.05%.

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro-BTP	9	3/2021	EUR	1,671,327	7,226
Euro-Bund	5	3/2021	EUR	1,085,070	(3,695)
Long Gilt	38	3/2021	GBP	7,043,336	76,824
U.S. Treasury 5 Year Note	43	3/2021	USD	5,425,055	13,846
U.S. Treasury 10 Year Ultra Note	5	3/2021	USD	781,797	(1,335)
U.S. Treasury Ultra Bond	9	3/2021	USD	1,922,063	(37,349)

					55,517

Short Contracts
Euro-Bobl	(62)	3/2021	EUR	(10,238,844)	7,138
Euro-OAT	(25)	3/2021	EUR	(5,126,654)	(26,976)
Euro-Schatz	(31)	3/2021	EUR	(4,251,983)	3,621
Japan 10 Year Bond	(1)	3/2021	JPY	(1,471,309)	(185)
U.S. Treasury 2 Year Note	(29)	3/2021	USD	(6,408,320)	(6,834)
U.S. Treasury 10 Year Note	(95)	3/2021	USD	(13,117,422)	(26,109)
U.S. Treasury Long Bond	(21)	3/2021	USD	(3,636,937)	29,796

					(19,549)

					35,968

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Forward Foreign Currency Contracts outstanding as of December 31, 2020 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
GBP	834,000	USD	1,113,643	Bank of America	1/8/2021	26,892
GBP	96,000	USD	128,926	Barclays Bank plc	1/8/2021	2,359
GBP	148,000	USD	197,634	JPMorgan Chase Bank	1/8/2021	4,763
JPY	417,800,000	USD	4,036,686	Goldman Sachs Bank USA	1/8/2021	9,775
USD	105,655	BRL	535,000	Bank of America**	2/2/2021	2,691
USD	29,253,042	EUR	23,892,257	Barclays Bank plc	2/2/2021	44,695
USD	358,660	PEN	1,285,545	Goldman Sachs Bank USA**	3/29/2021	3,509

Total unrealized appreciation						94,684

BRL	535,000	USD	105,710	Bank of America**	1/5/2021	(2,711)
USD	100,811	BRL	535,000	Barclays Bank plc**	1/5/2021	(2,188)
USD	28,613,220	EUR	23,892,257	Barclays Bank plc	1/5/2021	(574,756)
USD	1,932,017	AUD	2,616,534	Bank of America	1/8/2021	(85,289)
USD	1,385,052	AUD	1,874,466	JPMorgan Chase Bank	1/8/2021	(60,131)
USD	1,410,619	CAD	1,830,244	Bank of America	1/8/2021	(27,264)
USD	288,190	CAD	375,143	JPMorgan Chase Bank	1/8/2021	(6,531)
USD	1,475,971	EUR	1,232,000	Bank of America	1/8/2021	(29,234)
USD	28,252,396	GBP	21,102,000	Barclays Bank plc	1/8/2021	(605,584)
USD	4,018,289	JPY	417,800,000	Bank of America	1/8/2021	(28,173)
USD	446,077	NZD	634,000	JPMorgan Chase Bank	1/8/2021	(10,096)
USD	298,714	SEK	2,520,000	Barclays Bank plc	1/8/2021	(7,588)
USD	24,608	MXN	525,000	Bank of America	1/21/2021	(1,726)
DKK	435,000	USD	71,843	JPMorgan Chase Bank	2/1/2021	(394)
USD	6,032,145	DKK	37,604,515	Goldman Sachs Bank USA	2/1/2021	(144,396)
USD	4,037,815	JPY	417,800,000	Goldman Sachs Bank USA	2/2/2021	(9,912)
USD	91,048	MXN	1,923,000	Deutsche Bank AG	6/10/2021	(3,856)

Total unrealized depreciation						(1,599,829)

Net unrealized depreciation						(1,505,145)

**	Non-deliverable forward.

Written Call Options Contracts as of December 31, 2020 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price	Expiration Date	Value ($)
3 Month EURIBOR	Exchange Traded	41	EUR	(10,250,000)	EUR 100.63	9/19/2022	(8,452)
Euro-Bobl	Exchange Traded	16	EUR	(1,600,000)	EUR 136.00	2/19/2021	(1,173)

Total Written Options Contracts (Premiums Received ($13,242))							(9,625)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$5,876,993	$—	$5,876,993
Collateralized Mortgage Obligations	—	4,619,824	—	4,619,824
Commercial Mortgage-Backed Securities	—	978,978	—	978,978
Corporate Bonds
Energy	—	—	5,620	5,620
Financials	—	5,875,334	—	5,875,334
Foreign Government Securities	—	67,454,807	1,577	67,456,384
Forward Currency Contracts	—	94,684	—	94,684
Futures	138,451	—	—	138,451
Mortgage-Backed Securities	—	16,871,269	—	16,871,269
Options Purchased
Call Options Purchased	19,206	—	—	19,206
U.S. Treasury Obligations	—	58,155,446	—	58,155,446

Total Assets	$157,657	$159,927,335	$7,197	$160,092,189

Liabilities:
Forward Currency Contracts	$—	$(1,599,829)	$—	$(1,599,829)
Futures	(102,483)	—	—	(102,483)
Options Written
Call Options Written	(9,625)	—	—	(9,625)

Total Liabilities	$(112,108)	$(1,599,829)	$—	$(1,711,937)

Total	$45,549	$158,327,506	$7,197	$158,380,252

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$157,657	*
Foreign exchange contracts	Receivables	94,684

Total		$252,341

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(112,108	)*
Foreign exchange contracts	Payables	(1,599,829)

Total		$(1,711,937)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$124,732	$(675,332)	$—	$(550,600)
Foreign exchange contracts	—	—	(3,814,987)	(3,814,987)

Total	$124,732	$(675,332)	$(3,814,987)	$(4,365,587)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$10,097	$(85,022)	$—	$(74,925)
Foreign exchange contracts	—	—	(398,405)	(398,405)

Total	$10,097	$(85,022)	$(398,405)	$(473,330)

^ This Portfolio held forward foreign currency contracts, futures contracts and options contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held option contracts with an average notional balance of approximately $13,000 for eight months, forward foreign currency contracts with an average settlement value of approximately $108,374,000, and futures contracts with an average notional balance of approximately $68,689,000 during the year ended December 31, 2020.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2020:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$29,583	(29,583)	$—	$—
Barclays Bank plc	47,054	(47,054)	—	—
Goldman Sachs Bank USA	13,284	(13,284)	—	—
JPMorgan Chase Bank	4,763	(4,763)	—	—

Total	$94,684	$(94,684)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged **	Net Amount Due to Counterparty
Bank of America	$174,397	$(29,583)	$(11,599)	$133,215
Barclays Bank plc	1,190,116	(47,054)	(1,143,062)	—
Deutsche Bank AG . . . . .	3,856	—	—	3,856
Goldman Sachs Bank USA	154,308	(13,284)	(97,358)	43,666
JPMorgan Chase Bank . . .	77,152	(4,763)	—	72,389

Total	$1,599,829	$(94,684)	$(1,252,019)	$253,126

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
**	The table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged is $117,717.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
BNP Paribas SA	0.18%	10/20/2020	1/20/2021	$(2,693,791)	$(2,692,712)
BNP Paribas SA	0.18	10/20/2020	1/20/2021	(7,151,125)	(7,152,183)
BNP Paribas SA	0.18	10/20/2020	1/20/2021	(2,997,112)	(2,993,558)
BNP Paribas SA	0.18	10/20/2020	1/20/2021	(1,113,064)	(1,113,258)
BNP Paribas SA	0.18	10/21/2020	1/21/2021	(2,923,415)	(2,921,487)
BNP Paribas SA	0.18	10/22/2020	1/21/2021	(3,014,336)	(3,000,277)
BNP Paribas SA	0.18	10/27/2020	1/27/2021	(5,072,349)	(5,071,819)
BNP Paribas SA	0.18	10/27/2020	1/27/2021	(601,497)	(600,911)
BNP Paribas SA	0.19	10/30/2020	1/29/2021	(627,338)	(626,113)
BNP Paribas SA	0.18	11/9/2020	1/8/2021	(219,440)	(219,464)

					$(26,391,782)

(1)	The average amount of borrowings while outstanding for 366 days during the year ended December 31, 2020, was approximately $29,527,000 at a weighted average interest rate of 0.84%.
(2)	Payable for sale-buyback transactions includes $(21,685) of deferred price drop on sale-buyback transactions.

	December 31, 2020
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$3,626,390	$—	$—	$3,626,390
U.S. Treasury Notes	—	22,765,392	—	—	22,765,392

Total Borrowings	$—	$26,391,782	$—	$—	$26,391,782

Gross amount of recognized liabilities for sale-buybacks					$26,391,782

The following is a summary by counterparty of sale-buyback transactions and collateral (received)/pledged as of December 31, 2020:

Counterparty	Payable for Sale-Buyback Transactions	Collateral Pledged (Sale-buyback positions)	Cash Collateral (Received)/ Pledged	Net Exposure (3)
BNP Paribas SA	$(26,391,782)	$25,755,939	$(250,000)	$(885,843)

(3)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$311,575,843
Long-term U.S. government debt securities	59,829,585

$371,405,428

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$305,356,858
Long-term U.S. government debt securities	75,248,708

$380,605,566

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$21,440,724
Aggregate gross unrealized depreciation	(1,813,687)

Net unrealized appreciation	$19,627,037

Federal income tax cost of investments in securities and derivative instruments, if applicable	$138,753,215

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (Cost $139,736,842)	$159,859,054
Cash	693,069
Foreign cash (Cost $520,711)	522,957
Cash held as collateral at broker for futures	468,000
Receivable for securities sold	33,626,662
Receivable for forward settling transactions	31,631,338
Dividends, interest and other receivables	223,397
Unrealized appreciation on forward foreign currency contracts	94,684
Due from broker for futures variation margin	89,008
Receivable for Portfolio shares sold	46,880
Other assets	482

Total assets	227,255,531

LIABILITIES
Payable for forward settling transactions	48,420,452
Payable for securities purchased	29,304,836
Payable for sale-buyback financing transactions	26,391,782
Unrealized depreciation on forward foreign currency contracts	1,599,829
Payable for return of cash collateral on forward settling transactions	250,000
Payable for Portfolio shares redeemed	248,311
Investment management fees payable	30,314
Distribution fees payable – Class IB	20,090
Options written, at value (Premiums received $13,242)	9,625
Administrative fees payable	9,557
Trustees’ fees payable	739
Accrued expenses	129,008

Total liabilities	106,414,543

NET ASSETS	$120,840,988

Net assets were comprised of:
Paid in capital	$110,075,636
Total distributable earnings (loss)	10,765,352

Net assets	$120,840,988

Class IB
Net asset value, offering and redemption price per share, $96,172,559 / 8,917,741 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.78

Class K
Net asset value, offering and redemption price per share, $24,668,429 / 2,270,387 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.87

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Interest	$550,329
Dividends	202

Total income	550,531

EXPENSES
Investment management fees	661,560
Distribution fees – Class IB	213,479
Custodian fees	113,500
Administrative fees	105,024
Professional fees	87,910
Interest expense	83,767
Printing and mailing expenses	32,144
Trustees’ fees	3,828
Miscellaneous	20,876

Gross expenses	1,322,088
Less: Waiver from investment manager	(227,210)

Net expenses	1,094,878

NET INVESTMENT INCOME (LOSS)	(544,347)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	2,163,286
Futures contracts	(675,332)
Forward foreign currency contracts	(3,814,987)
Foreign currency transactions	977,410
Options written	138,421
Securities sold short	79,298

Net realized gain (loss)	(1,131,904)

Change in unrealized appreciation (depreciation) on:
Investments in securities	12,695,559
Futures contracts	(85,022)
Forward foreign currency contracts	(398,405)
Foreign currency translations	(46,431)
Options written	1,410

Net change in unrealized appreciation (depreciation)	12,167,111

NET REALIZED AND UNREALIZED GAIN (LOSS)	11,035,207

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,490,860

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(544,347)	$(24,275)
Net realized gain (loss)	(1,131,904)	1,677,691
Net change in unrealized appreciation (depreciation)	12,167,111	5,987,941

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,490,860	7,641,357

Distributions to shareholders:
Class IB	(996,611)	(2,616,402)
Class K	(233,510)	(1,173,096)

Total distributions to shareholders	(1,230,121)	(3,789,498)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [ 2,478,106 and 1,676,553 shares, respectively ]	25,719,240	16,913,981
Capital shares issued in reinvestment of dividends and distributions [ 95,011 and 264,768 shares, respectively ]	996,611	2,616,402
Capital shares repurchased [ (1,260,348) and (1,040,793) shares, respectively ]	(12,910,371)	(10,411,291)

Total Class IB transactions	13,805,480	9,119,092

Class K
Capital shares sold [ 1,482,072 and 712,496 shares, respectively ]	15,420,464	7,152,843
Capital shares issued in reinvestment of dividends and distributions [ 22,109 and 118,153 shares, respectively ]	233,510	1,173,096
Capital shares repurchased [ (2,403,165) and (640,921) shares, respectively ]	(24,496,251)	(6,496,626)

Total Class K transactions	(8,842,277)	1,829,313

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,963,203	10,948,405

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,223,942	14,800,264
NET ASSETS:
Beginning of year	106,617,046	91,816,782

End of year	$120,840,988	$106,617,046

See Notes to Financial Statements.

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STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2020

INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/(decrease) in net assets from operations	$10,490,860
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investments in securities	(365,223,824)
Proceeds from disposition of investments in securities	371,712,991
Proceeds from investment securities sold short	17,520,948
Covers of investment securities sold short	(17,441,650)
Increase in payable for forward settling transactions	16,184,151
Increase in receivable for forward settling transactions	(14,479,225)
Change in unrealized (appreciation) depreciation on investments in securities	(12,695,559)
Change in unrealized (appreciation) depreciation on options written	(1,410)
Change in unrealized (appreciation) depreciation on forward foreign currency contracts	398,405
Net realized (gain) loss on investments in securities	(2,163,286)
Net realized (gain) loss on securities sold short	(79,298)
Net amortization (accretion) of income	693,362
Increase in payable for return of cash collateral on forward settling transaction	250,000
Decrease in dividends, interest and other receivables	41,439
Increase in investment management fees payable	30,314
Decrease in due from broker for futures variation margin	29,256
Increase in accrued expenses	19,013
Decrease in receivable from investment manager	15,586
Increase in administrative fees payable	9,557
Increase in distribution fees payable – Class IB	4,265
Increase in trustees’ fees payable	136
Increase in other assets	(79)
Decrease in premiums received on options written	(43,397)

Net cash provided (used) by operating activities	5,272,555

Cash flows provided (used) by financing activities:
Proceeds from shares sold	41,188,578
Payment for shares repurchased	(37,162,375)
Proceeds from sale-buyback transactions	316,844,881
Payments on sale-buyback transactions	(316,799,777)
Decrease in payable for sale-buyback financing transactions	(8,583,368)

Net cash provided (used) by financing activities	(4,512,061)

Net increase/(decrease) in cash	760,494

Cash, foreign currency and restricted cash:
Beginning of year	923,532

End of year	$1,684,026

Supplemental disclosure of cash flow information:

For the year ended December 31, 2020, the Portfolio paid $83,767 in interest expense and had reinvestments of dividends and distributions of $1,230,121.

Reconciliation of cash and restricted cash to the Statement of Assets and Liabilities:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Cash	$693,069	$245,551
Foreign cash	522,957	243,981
Cash held as collateral at broker for futures	468,000	434,000

Total cash, foreign cash and restricted cash shown in the statement of cash flows	$1,684,026	$923,532

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.88	$9.47	$9.84	$9.69	$9.26

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.06)	(0.01)	0.08	0.12	0.09
Net realized and unrealized gain (loss)	1.08	0.78	(0.21)	0.16	0.85

Total from investment operations	1.02	0.77	(0.13)	0.28	0.94

Less distributions:
Dividends from net investment income	—	(0.35)	(0.24)	(0.10)	(0.49)
Distributions from net realized gains	(0.12)	(0.01)	—	—	(0.02)
Return of capital	—	—	—	(0.03)	—

Total dividends and distributions	(0.12)	(0.36)	(0.24)	(0.13)	(0.51)

Net asset value, end of year	$10.78	$9.88	$9.47	$9.84	$9.69

Total return	10.33%	8.12%	(1.32)%	2.86%	10.35%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$96,173	$75,148	$63,475	$56,357	$38,725
Ratio of expenses to average net assets:
After waivers and reimbursements (f)(g)	1.05%	1.75%	1.54%	1.29%	1.31%
Before waivers and reimbursements (f)(g)	1.26%	1.93%	1.64%	1.52%	1.49%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.56)%	(0.10)%	0.81%	1.21%	0.92%
Before waivers and reimbursements (f)	(0.76)%	(0.29)%	0.72%	0.98%	0.74%
Portfolio turnover rate^	245%	181%	66%	127%	108%

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.93	$9.51	$9.89	$9.71	$9.28

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.03)	0.02	0.10	0.14	0.12
Net realized and unrealized gain (loss)	1.09	0.79	(0.21)	0.17	0.85

Total from investment operations	1.06	0.81	(0.11)	0.31	0.97

Less distributions:
Dividends from net investment income	—	(0.38)	(0.27)	(0.10)	(0.52)
Distributions from net realized gains	(0.12)	(0.01)	—	—	(0.02)
Return of capital	—	—	—	(0.03)	—

Total dividends and distributions	(0.12)	(0.39)	(0.27)	(0.13)	(0.54)

Net asset value, end of year	$10.87	$9.93	$9.51	$9.89	$9.71

Total return	10.68%	8.46%	(1.17)%	3.16%	10.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$24,668	$31,471	$28,342	$28,568	$31,346
Ratio of expenses to average net assets:
After waivers and reimbursements (f)(g)	0.80%	1.50%	1.29%	1.04%	1.05%
Before waivers and reimbursements (f)(g)	1.00%	1.68%	1.39%	1.26%	1.22%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.28)%	0.16%	1.05%	1.45%	1.17%
Before waivers and reimbursements (f)	(0.48)%	(0.02)%	0.95%	1.23%	0.99%
Portfolio turnover rate^	245%	181%	66%	127%	108%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(g)

Includes interest expense of 0.08%, 0.75%, 0.54% and 0.29% for the years ended 2020, 2019, 2018 and 2017 respectively for each class. For the year ended 2016, includes interest expense of 0.31% and 0.30% for Class IB and Class K, respectively.

See Notes to Financial Statements.

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EQ/PIMCO REAL RETURN PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	11.28%	9.05%
Bloomberg Barclays U.S. TIPS Index	10.99	9.20

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 11.28% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. TIPS Index, which returned 10.99% over the same period.

Portfolio Highlights

What helped performance during the year:

•	U.S. and European interest rate strategies added to performance for the year.

•	An overweight to the U.S. vs. UK breakeven inflation exposure was beneficial.

•	Tactical positioning in European breakeven inflation exposure benefited the Portfolio.

What hurt performance during the year:

•	Positions in emerging market currencies, particularly the Brazilian Real and Russian Ruble, detracted from returns for the period.

How did derivatives contribute/detract from performance during the year?

•

Nominal interest rate strategies in the U.S. partially facilitated through interest rate swaps, futures, and options detracted from performance. Additionally, currency exposure, partially facilitated through the use of currency forwards, was negative for performance overall. Finally, an overweight to investment grade credit, which was partially facilitated through the use of credit default swaps, was positive for performance as spreads tightened.

•

Derivatives are used in the portfolio as a means to gain or decrease exposure to securities, markets, or sectors, as a substitute for exposure that may not otherwise be accessible through the use of cash bonds, for purposes of liquidity, or to take advantage of anticipated changes in market volatility.

Portfolio Positioning and Outlook — Pacific Investment Management Company, LLC

We expect the global economy to continue its transition from hurting to healing in 2021 and make good progress on the long climb back to its pre-crisis trend, especially in the second half of this year. However, while risk markets can continue to perform well in the near term as the dual impact of policy stimulus and vaccine rollout takes hold, much of this is now priced in, and on the path to full recovery, investors should beware of obstacles that command careful portfolio construction to weather renewed bouts of volatility in financial markets.

Fiscal fatigue in some advanced economies is one such risk. Another is the likely transition in China from credit easing to tightening in the course of this year. Moreover, economic scarring could impede the return to pre-pandemic activity levels and make the recovery bumpy and uneven across countries and sectors.

Following an outsized contraction of economic activity in 2020, global output and demand are likely to rebound strongly this year. We expect the current renewed weakness due to lockdowns in major economies to give way to accelerating economic growth from around the second quarter, driven by the broadening rollout of vaccines and continued fiscal and monetary policy support. We forecast economic activity in the U.S. to reach pre-recession peak levels during the second half of this year, while Europe, due to its current double-dip, is unlikely to fully make up the output losses until the middle of 2022 despite the sharp growth bounce we expect from the second quarter. Meanwhile, the Chinese economy, which already operates above pre-crisis levels and has exhibited strong growth momentum into the new year, should record gross domestic product (GDP) growth above 8% in 2021, after a decidedly subpar 2% or so last year.

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We see this as a time for careful portfolio positioning and not for excessive optimism or risk-taking. Given the overall low level of yields, tight spreads, and low volatility, we plan to place significant emphasis on capital preservation and careful liquidity management. We will look to be patient and flexible, to guard against a rise in market volatility, and seek to add alpha in more difficult market conditions.

Portfolio Characteristics As of December 31, 2020
Weighted Average Life (Years)	6.76
Weighted Average Coupon (%)	1.06
Weighted Average Effective Duration (Years)*	7.84
Weighted Average Rating**	AA+

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2020	% of Net Assets
U.S. Treasury Obligations	110.1%
U.S. Government Agency Securities	60.4
Mortgage-Backed Securities	12.7
Foreign Government Securities	6.8
Asset-Backed Securities	5.6
Collateralized Mortgage Obligations	4.4
Financials	1.2
Consumer Discretionary	0.2
Commercial Mortgage-Backed Securities	0.2
Energy	0.1
Options Purchased	0.1
Health Care	0.1
Utilities	0.1
Industrials	0.0	#
Information Technology	0.0	#
Communication Services	0.0	#
Cash and Other	(102.0)

	100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,055.10	$4.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.03	4.15

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.82%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (5.6%)
Anchorage Capital CLO Ltd.,
Series 2020-16A A 1.601%, 10/20/31 (l)§		$200,000	$200,450
Argent Mortgage Loan Trust,
Series 2005-W1 A1 0.625%, 5/25/35 (l)		23,100	21,229
Atlas Senior Loan Fund Ltd.,
Series 2017-8A A 1.530%, 1/16/30 (l)§		300,000	299,353
Bear Stearns Asset-Backed Securities I Trust,
Series 2005-HE1 M4 2.320%, 1/25/35 (l)		309,016	301,455
Catamaran CLO Ltd.,
Series 2013-1A AR 1.067%, 1/27/28 (l)§		198,602	197,718
C-BASS TRUST,
Series 2006-CB9 A1 0.205%, 11/25/36 (l)		2,040	1,161
CIT Mortgage Loan Trust,
Series 2007-1 1A 1.495%, 10/25/37 (l)§		18,736	18,693
Series 2007-1 1M1 1.645%, 10/25/37 (l)§		200,000	194,862
Citigroup Mortgage Loan Trust,
Series 2007-AMC2 A3A 0.225%, 1/25/37 (l)		4,485	3,552
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH3 A3 0.395%, 6/25/37 (l)		87,333	86,711
Countrywide Asset-Backed Certificates,
Series 2006-19 2A3 0.395%, 3/25/37 (l)		40,000	35,391
Credit-Based Asset Servicing & Securitization LLC,
Series 2005-CB3 M4 1.195%, 6/25/35 (l)		25,000	23,528
CWABS Asset-Backed Certificates Trust,
Series 2007-12 1A1 0.885%, 8/25/47 (l)		18,356	17,851
Ellington Loan Acquisition Trust,
Series 2007-1 A1 1.250%, 5/25/37 (l)§		28,291	27,033
Euro-Galaxy V CLO BV,
Series 2016-5A ARV 0.820%, 11/10/30 (l)§	EUR	250,000	305,417
FHLMC Structured Pass-Through Certificates,
Series T-32 A1 0.280%, 8/25/31 (l)		$879	863
First Franklin Mortgage Loan Trust,
Series 2005-FF12 M2 0.850%, 11/25/36 (l)		100,000	93,307
Fremont Home Loan Trust,
Series 2006-C 1A1 0.280%, 10/25/36 (l)		40,235	34,655
GSAMP Trust,
Series 2007-FM1 A2A 0.220%, 12/25/36 (l)		3,239	1,930
ICG US Clo Ltd.,
Series 2020-1A A1 1.596%, 10/22/31 (l)§		200,000	200,341
IndyMac INDB Mortgage Loan Trust,
Series 2006-1 A1 0.215%, 7/25/36 (l)		20,634	7,810
Jamestown CLO IV Ltd.,
Series 2014-4A A1AR 0.927%, 7/15/26 (l)§		11,615	11,614
Jamestown CLO V Ltd.,
Series 2014-5A AR 1.438%, 1/17/27 (l)§		82,508	82,515
Legacy Mortgage Asset Trust,
Series 2019-GS3 A1 3.750%, 4/25/59 (e)§		82,728	82,966
Lehman ABS Manufactured Housing Contract Trust,
Series 2001-B M2 7.170%, 4/15/40 (l)		37,951	29,556
Lehman XS Trust,
Series 2006-7 1A1A 0.465%, 5/25/36 (l)		37,191	36,249
Series 2006-8 3A4 6.900%, 6/25/36 (e)		19,151	19,949
LoanCore Issuer Ltd.,
Series 2019-CRE2 A 1.289%, 5/15/36 (l)§		100,000	98,491
Merrill Lynch Mortgage Investors Trust,
Series 2006-RM4 A2A 0.305%, 9/25/37 (l)		898	310
Series 2007-HE2 A2A 0.265%, 2/25/37 (l)		9,967	3,923
Morgan Stanley IXIS Real Estate Capital Trust,
Series 2006-2 A1 0.195%, 11/25/36 (l)		371	179
NovaStar Mortgage Funding Trust,
Series 2005-3 M2 0.853%, 1/25/36 (l)		75,000	73,601
OCP CLO Ltd.,
Series 2015-10A A1R 1.035%, 10/26/27 (l)§		58,425	58,295
OZLM XXIII Ltd.,
Series 2019-23A A 1.707%, 4/15/32 (l)§		250,000	250,152
OZLME BV,
Series 1A AR 0.820%, 1/18/30 (l)§	EUR	400,000	488,641
Palmer Square Loan Funding Ltd.,
Series 2019-4A A1 1.115%, 10/24/27 (l)§		$193,607	193,333
Park Place Securities, Inc.,
Series 2005-WCW1 M2 0.850%, 9/25/35 (l)		69,675	68,838
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-WCW2 M3 1.195%, 10/25/34 (l)		150,000	146,009
Series 2005-WHQ4 M2 0.880%, 9/25/35 (l)		25,000	24,198
RAAC Trust,
Series 2006-SP3 M1 0.658%, 8/25/36 (l)		11,937	11,756
Renaissance Home Equity Loan Trust,
Series 2002-3 A 0.905%, 12/25/32 (l)		2,066	1,977

See Notes to Financial Statements.

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EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Saxon Asset Securities Trust,
Series 2007-3 1A 0.455%, 9/25/37 (l)		$59,997	$58,076
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-HE1 A2C 0.465%, 7/25/36 (l)		184,842	91,822
Series 2007-HE1 A2A 0.205%, 12/25/36 (l)		11,178	3,527
SLM Student Loan Trust,
Series 2003-5 A5 0.000%, 6/17/24 (l)	EUR	2,725	3,325
Series 2004-2 A5 0.000%, 1/25/24 (l)		4,391	5,362
Series 2008-9 A 1.715%, 4/25/23 (l)		$75,712	76,110
Sound Point CLO XIV Ltd.,
Series 2016-3A AR 1.359%, 1/23/29 (l)§		400,000	399,564
Soundview Home Loan Trust,
Series 2006-NLC1 A1 0.205%, 11/25/36 (l)§		1,910	714
Series 2007-WMC1 3A1 0.255%, 2/25/37 (l)		71,640	25,719
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2005-7XS 2A1A 1.655%, 4/25/35 (l)		5,138	5,022
STWD Ltd.,
Series 2019-FL1 A 1.239%, 7/15/38 (l)§		200,000	199,070
TCW CLO Ltd.,
Series 2020-1A AR 1.281%, 10/20/31 (l)§		200,000	200,029
Towd Point Mortgage Trust,
Series 2019-HY2 A1 1.148%, 5/25/58 (l)§		53,544	53,889
United States Small Business Administration,
Series 2008-20H 1 6.020%, 8/1/28		7,838	8,670
Venture XX CLO Ltd.,
Series 2015-20A AR 1.057%, 4/15/27 (l)§		145,619	145,240
Voya CLO Ltd.,
Series 2014-3A A1R 0.935%, 7/25/26 (l)§		41,733	41,661
Z Capital Credit Partners CLO Ltd.,
Series 2015-1A A1R 1.180%, 7/16/27 (l)§		67,887	67,533

Total Asset-Backed Securities			5,141,195

Collateralized Mortgage Obligations (4.4%)
Alliance Bancorp Trust,
Series 2007-OA1 A1 0.385%, 7/25/37 (l)		33,174	29,869
Alternative Loan Trust,
Series 2005-62 2A1 1.609%, 12/25/35 (l)		1,296	1,192
Series 2006-OA11 A1B 0.525%, 9/25/46 (l)		80,156	75,793
Series 2006-OA19 A1 0.332%, 2/20/47 (l)		10,726	8,200
Series 2006-OC5 2A2B 0.365%, 6/25/46 (l)		748	970
Series 2007-1T1 1A1 6.000%, 3/25/37		119,085	72,831
Series 2007-4CB 1A35 6.000%, 4/25/37		47,895	48,381
Series 2007-OA7 A1A 0.325%, 5/25/47 (l)		4,550	4,235
American Home Mortgage Investment Trust,
Series 2005-2 4A1 1.757%, 9/25/45 (l)		1,365	1,364
Banc of America Funding Trust,
Series 2006-A 1A1 2.826%, 2/20/36 (l)		6,393	6,253
Series 2006-G 2A1 0.592%, 7/20/36 (l)		612	617
Series 2006-J 2A1 3.263%, 1/20/47 (l)		105,321	101,218
Series 2006-J 4A1 3.500%, 1/20/47 (l)		4,448	4,196
Banc of America Mortgage Trust,
Series 2005-E 2A1 3.227%, 6/25/35 (l)		1,088	999
Series 2006-A 2A1 3.629%, 2/25/36 (l)		6,157	5,844
Bear Stearns ALT-A Trust,
Series 2005-7 22A1 3.152%, 9/25/35 (l)		27,783	21,750
Series 2006-2 23A1 3.472%, 3/25/36 (l)		11,028	9,425
Bear Stearns ARM Trust,
Series 2004-10 13A1 2.838%, 1/25/35 (l)		4,866	4,879
Series 2005-1 2A1 3.328%, 3/25/35 (l)		6,182	6,052
Series 2005-9 A1 2.410%, 10/25/35 (l)		7,835	7,840
Series 2006-2 3A2 3.447%, 7/25/36 (l)		4,987	4,811
CHL Mortgage Pass-Through Trust,
Series 2005-19 1A6 5.500%, 8/25/35		1,392	1,286
Series 2006-6 A4 6.000%, 4/25/36		14,969	11,300
Series 2006-HYB3 3A1B 3.209%, 5/20/36 (l)		2,543	2,575
Series 2007-1 A1 6.000%, 3/25/37		45,873	36,397
CIM Trust,
Series 2017-6 A1 3.015%, 6/25/57 (l)§		363,112	363,569
Citigroup Mortgage Loan Trust,
Series 2006-AR1 2A1 2.520%, 3/25/36 (l)		7,486	7,445
Series 2007-10 22AA 3.361%, 9/25/37 (l)		10,413	10,097
Series 2019-C A1 3.228%, 9/25/59 (e)§		175,316	176,690
CSMC Mortgage-Backed Trust,
Series 2007-6 A1 6.420%, 10/25/37 (l)		160,666	138,802

See Notes to Financial Statements.

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EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
CSMC Trust,
Series 2007-4R 1A1 3.869%, 10/26/36 (l)§		$7,630	$7,482
Deutsche Alt-B Securities Mortgage Loan Trust,
Series 2006-AB4 A1B1 0.250%, 10/25/36 (l)		237	178
Eurosail-UK plc,
Series 2007-3X A3A 0.991%, 6/13/45 (l)(m)	GBP	47,244	64,178
Series 2007-3X A3C 0.991%, 6/13/45 (l)(m)		20,995	28,520
FHLMC,
Series 278 F1 0.609%, 9/15/42 STRIPS (l)		$126,835	128,092
FHLMC Structured Pass-Through Certificates,
Series T-62 1A1 1.809%, 10/25/44 (l)		49,021	49,961
Series T-63 1A1 1.944%, 2/25/45 (l)		15,128	15,242
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA1 A1 2.226%, 6/25/34 (l)		3,864	3,852
Series 2006-FA8 1A7 6.000%, 2/25/37		11,838	7,820
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR3 2A1 3.197%, 8/25/35 (l)		6,020	5,113
FNMA,
Series 2003-W8 3F2 0.498%, 5/25/42 (l)		1,082	1,087
Series 2004-63 FA 0.298%, 8/25/34 (l)		724	719
Series 2006-30 KF 0.588%, 5/25/36 (l)		285	287
Series 2006-5 3A2 2.742%, 5/25/35 (l)		4,455	4,534
Series 2007-63 FC 0.498%, 7/25/37 (l)		134	134
GNMA,
Series 2017-H10 FB 1.904%, 4/20/67 (l)		79,271	80,779
Series 2018-H15 FG 0.599%, 8/20/68 (l)		152,824	151,432
GreenPoint Mortgage Funding Trust,
Series 2005-AR5 1A1 0.690%, 11/25/45 (l)		7,085	6,187
Series 2006-AR4 A6A 0.325%, 9/25/46 (l)		75,227	70,038
GreenPoint MTA Trust,
Series 2005-AR1 A2 0.590%, 6/25/45 (l)		5,525	4,968
GSR Mortgage Loan Trust,
Series 2004-12 3A6 2.646%, 12/25/34 (l)		5,227	5,162
Series 2005-AR1 1A1 2.636%, 1/25/35 (l)		2,044	1,963
Series 2005-AR4 6A1 3.328%, 7/25/35 (l)		4,396	4,479
Series 2005-AR6 2A1 3.201%, 9/25/35 (l)		4,034	4,153
HarborView Mortgage Loan Trust,
Series 2005-13 2A11 0.709%, 2/19/36 (l)		2,520	1,820
Series 2005-2 2A1A 0.590%, 5/19/35 (l)		1,313	1,235
Series 2005-9 2A1A 0.832%, 6/20/35 (l)		2,429	2,317
Hawksmoor Mortgages,
Series 2019-1A A 1.104%, 5/25/53 (l)§	GBP	253,668	347,673
IndyMac INDA Mortgage Loan Trust,
Series 2005-AR1 2A1 3.250%, 11/25/35 (l)		$2,192	2,090
IndyMac INDX Mortgage Loan Trust,
Series 2004-AR10 2A2A 0.925%, 5/25/34 (l)		551	520
Series 2004-AR11 2A 2.900%, 12/25/34 (l)		2,106	2,136
Series 2005-AR14 1A1A 0.708%, 7/25/35 (l)		5,157	4,267
JP Morgan Alternative Loan Trust,
Series 2006-A1 1A1 0.610%, 3/25/36 (l)		223,097	208,623
Series 2006-A7 1A4 0.610%, 12/25/36 (l)		42,246	40,232
JP Morgan Mortgage Trust,
Series 2005-A1 6T1 3.344%, 2/25/35 (l)		2,489	2,366
Series 2005-A6 2A1 3.011%, 8/25/35 (l)		3,434	3,435
Series 2005-A6 4A1 2.919%, 9/25/35 (l)		467	439
Series 2005-A6 7A1 3.134%, 8/25/35 (l)		3,426	3,132
Series 2007-A1 1A1 3.260%, 7/25/35 (l)		4,310	4,405
Series 2007-A1 3A3 3.468%, 7/25/35 (l)		4,774	4,778
Series 2008-R2 1A1 3.220%, 7/27/37 (l)§		14,748	14,586
Lehman XS Trust,
Series 2007-20N A1 1.295%, 12/25/37 (l)		46,031	46,235
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13 3A7 3.176%, 11/21/34 (l)		2,652	2,710
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates,
Series 2001-TBC1 A1 0.859%, 11/15/31 (l)		1,958	1,962
Merrill Lynch Mortgage Investors Trust,
Series 2005-A9 5A1 2.996%, 12/25/35 (l)		3,074	2,663
Morgan Stanley Mortgage Loan Trust,
Series 2006-8AR 5A4 2.201%, 6/25/36 (l)		5,571	5,742
MRFC Mortgage Pass-Through Trust,
Series 2000-TBC3 A1 0.599%, 12/15/30 (l)		2,223	2,161
New Residential Mortgage Loan Trust,
Series 2019-RPL2 A1 3.250%, 2/25/59 (l)§		81,755	86,635

See Notes to Financial Statements.

1350

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EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Series 2019-RPL3 A1 2.750%, 7/25/59 (l)§		$341,132	$358,603
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates,
Series 2005-5 1A1D 0.905%, 12/25/35 (l)		206,202	203,557
RALI Trust,
Series 2005-QO1 A1 0.445%, 8/25/35 (l)		2,304	1,938
Series 2007-QH8 A 1.641%, 10/25/37 (l)		47,315	44,151
Residential Asset Securitization Trust,
Series 2005-A5 A3 0.548%, 5/25/35 (l)		22,089	16,041
Series 2006-A10 A5 6.500%, 9/25/36		9,336	5,492
Series 2007-A6 2A1 6.500%, 6/25/37		125,393	51,826
Residential Mortgage Securities 32 plc,
Series 32A A 1.303%, 6/20/70 (l)§	GBP	94,554	130,412
RFMSI Trust, Series 2007-S6 1A10 6.000%, 6/25/37		$6,065	5,944
Sequoia Mortgage Trust, Series 2007-3 1A1 0.552%, 7/20/36 (l)		14,014	13,553
Series 5 A 0.849%, 10/19/26 (l)		710	695
Stratton Mortgage Funding plc, Series 2019-1 A 1.254%, 5/25/51 (l)(m)	GBP	86,735	118,920
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1 4A2 3.080%, 2/25/34 (l)		$2,269	2,247
Series 2004-19 2A1 2.009%, 1/25/35 (l)		1,813	1,690
Series 2005-17 3A1 3.195%, 8/25/35 (l)		2,420	2,290
Structured Asset Mortgage Investments II Trust,
Series 2004-AR5 1A1 0.810%, 10/19/34 (l)		1,408	1,411
Series 2005-AR5 A1 0.650%, 7/19/35 (l)		2,045	1,960
Series 2005-AR5 A2 0.650%, 7/19/35 (l)		3,112	2,970
Series 2005-AR5 A3 0.650%, 7/19/35 (l)		7,638	7,565
Series 2006-AR3 11A1 0.570%, 4/25/36 (l)		4,841	4,465
Series 2006-AR4 2A1 0.340%, 6/25/36 (l)		1,737	1,716
Towd Point Mortgage Funding Granite4 plc,
Series 2019-GR4A A1 1.073%, 10/20/51 (l)§	GBP	290,798	398,808
WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-AR17 1A 1.809%, 11/25/42 (l)		$333	320
Series 2005-AR10 3A1 2.367%, 8/25/35 (l)		383	372
Series 2005-AR14 2A1 3.117%, 12/25/35 (l)		1,930	1,923
Series 2006-AR3 A1A 1.609%, 2/25/46 (l)		2,367	2,339
Series 2006-AR7 3A 2.003%, 7/25/46 (l)		13,410	12,663
Series 2007-OA4 1A 1.379%, 5/25/47 (l)		5,753	5,203

Total Collateralized Mortgage Obligations			4,002,476

Commercial Mortgage-Backed Securities (0.2%)
AREIT Trust, Series 2020-CRE4 A 2.779%, 4/15/37 (l)§		100,000	100,967
Bancorp Commercial Mortgage Trust,
Series 2019-CRE6 A 1.209%, 9/15/36 (l)§		72,404	71,545
GS Mortgage Securities Trust,
Series 2010-C1 A2 4.592%, 8/10/43§		26,544	26,537

Total Commercial Mortgage-Backed Securities			199,049

Corporate Bonds (1.7%)
Communication Services (0.0%)
Media (0.0%)
Charter Communications Operating LLC
4.464%, 7/23/22		10,000	10,534

Total Communication Services			10,534

Consumer Discretionary (0.2%)
Hotels, Restaurants & Leisure (0.2%)
McDonald’s Corp.
(ICE LIBOR USD 3 Month + 0.43%), 0.652%, 10/28/21 (k)		200,000	200,535

Total Consumer Discretionary			200,535

Energy (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Petrobras Global Finance BV
5.093%, 1/15/30		103,000	114,845

Total Energy			114,845

Financials (1.2%)
Banks (0.5%)
Bank of America Corp.
Series FF (ICE LIBOR USD 3 Month + 2.93%), 5.875%, 3/15/28 (k)(y)		20,000	22,603
UniCredit SpA
7.830%, 12/4/23§		350,000	412,185

			434,788

Capital Markets (0.5%)
British Transco International Finance BV
(Zero Coupon), 11/4/21 (m)		20,000	19,867
Deutsche Bank AG
4.250%, 10/14/21		400,000	410,269

			430,136

See Notes to Financial Statements.

1351

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EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Consumer Finance (0.2%)
Ford Motor Credit Co. LLC
3.550%, 10/7/22		$200,000	$204,177

Total Financials			1,069,101

Health Care (0.1%)
Biotechnology (0.1%)
AbbVie, Inc.
5.000%, 12/15/21		60,000	62,010

Total Health Care			62,010

Industrials (0.0%)
Road & Rail (0.0%)
ERAC USA Finance LLC
4.500%, 8/16/21§		20,000	20,512

Total Industrials			20,512

Information Technology (0.0%)
Software (0.0%)
VMware, Inc.
3.900%, 8/21/27		10,000	11,270

Total Information Technology			11,270

Utilities (0.1%)
Multi-Utilities (0.1%)
Sempra Energy
(ICE LIBOR USD 3 Month + 0.45%), 0.667%, 3/15/21 (k)		50,000	50,029

Total Utilities			50,029

Total Corporate Bonds			1,538,836

Foreign Government Securities (6.8%)
Buoni Poliennali del Tesoro
1.400%, 5/26/25 TIPS	EUR	2,400,000	3,102,121
Canada Government Bond
4.250%, 12/1/26 TIPS	CAD	219,217	227,535
Commonwealth of Australia
1.250%, 2/21/22 TIPS (m)	AUD	254,914	201,994
3.000%, 9/20/25 TIPS (m)		411,807	383,131
French Republic
0.100%, 3/1/26 TIPS (m)	EUR	100,000	131,937
Japan Government Bond CPI Linked
0.100%, 3/10/28 TIPS	JPY	82,488,720	800,620
0.100%, 3/10/29 TIPS		17,982,180	174,880
Kingdom of Saudi Arabia
4.000%, 4/17/25 (m)		$200,000	222,812
Mex Bonos Desarr Fix Rt
7.750%, 5/29/31	MXN	1,980,000	116,445
New Zealand Government Bond
2.000%, 9/20/25 TIPS (m)	NZD	255,024	205,490
3.000%, 9/20/30 TIPS		571,584	547,063
Republic of Peru
5.940%, 2/12/29§	PEN	200,000	68,820

Total Foreign Government Securities			6,182,848

Mortgage-Backed Securities (12.7%)
FNMA/FHLMC UMBS, 30 Year, Single Family
3.000%, 1/25/51 TBA		$2,100,000	$2,200,406
3.500%, 1/25/51 TBA		3,206,000	3,389,843
2.500%, 2/25/51 TBA		1,400,000	1,473,336
2.000%, 3/25/51 TBA		2,800,000	2,899,860
GNMA
2.500%, 2/15/51 TBA		1,500,000	1,584,551

Total Mortgage-Backed Securities			11,547,996

U.S. Government Agency Security (6.4%)
FFCB
(SOFR + 0.02%), 0.110%, 12/30/21 (k)		5,800,000	5,800,000

Total U.S. Government Agency Security			5,800,000

U.S. Treasury Obligations (110.1%)
U.S. Treasury Bonds
1.625%, 11/15/50 (z)		1,040,000	1,036,060
U.S. Treasury Inflation Linked Bonds
2.000%, 1/15/26 TIPS		1,128,260	1,340,814
2.375%, 1/15/27 TIPS		25,824	32,131
1.750%, 1/15/28 TIPS		2,784,141	3,416,264
3.625%, 4/15/28 TIPS (z)		4,185,792	5,756,445
2.500%, 1/15/29 TIPS		570,016	748,940
3.875%, 4/15/29 TIPS		936,103	1,348,683
2.125%, 2/15/40 TIPS		927,634	1,437,115
2.125%, 2/15/41 TIPS		285,370	447,475
0.750%, 2/15/42 TIPS		1,221,502	1,554,291
0.625%, 2/15/43 TIPS		611,582	761,943
1.375%, 2/15/44 TIPS (z)		2,916,049	4,198,478
0.750%, 2/15/45 TIPS		2,100,963	2,709,391
1.000%, 2/15/46 TIPS		1,835,230	2,503,083
0.875%, 2/15/47 TIPS		981,608	1,319,414
1.000%, 2/15/48 TIPS		982,015	1,367,498
0.250%, 2/15/50 TIPS		354,484	422,747
U.S. Treasury Inflation Linked Notes
0.125%, 4/15/21 TIPS		2,307,165	2,316,036
0.125%, 1/15/22 TIPS		1,150,460	1,171,585
0.125%, 4/15/22 TIPS (z)		11,873,952	12,129,324
0.125%, 7/15/22 TIPS		1,856,972	1,915,499
0.125%, 1/15/23 TIPS		857,348	890,941
0.625%, 4/15/23 TIPS (z)		6,688,154	7,043,658
0.375%, 7/15/23 TIPS		2,472,769	2,620,772
0.625%, 1/15/24 TIPS		1,718,578	1,845,229
0.500%, 4/15/24 TIPS		2,581,075	2,767,388
0.125%, 10/15/24 TIPS		2,131,290	2,285,224
0.125%, 4/15/25 TIPS		997,999	1,073,533
0.375%, 7/15/25 TIPS		384,307	421,737
0.625%, 1/15/26 TIPS		3,660,172	4,083,899
0.125%, 7/15/26 TIPS		1,184,067	1,302,001
0.375%, 1/15/27 TIPS		1,088,730	1,215,680
0.375%, 7/15/27 TIPS (z)		5,460,731	6,144,426
0.500%, 1/15/28 TIPS		3,863,606	4,378,298
0.750%, 7/15/28 TIPS		3,226,096	3,752,547
0.875%, 1/15/29 TIPS		1,340,599	1,575,805
0.250%, 7/15/29 TIPS		4,066,750	4,603,584

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
0.125%, 1/15/30 TIPS	$3,754,780	$4,188,623
0.125%, 7/15/30 TIPS	1,726,503	1,937,296
U.S. Treasury Notes
1.750%, 12/31/24 (v)	330,000	349,552

Total U.S. Treasury Obligations		100,413,409

Total Long-Term Debt Securities (147.9%) (Cost $120,946,180)		134,825,809

SHORT-TERM INVESTMENTS:
U.S. Government Agency Securities (54.0%)
FFCB
0.13%, 6/30/21 (o)(p)	22,000,000	21,985,231
FHLB
0.02%, 1/8/21 (o)(p)	27,300,000	27,299,891

Total U.S. Government Agency Securities		49,285,122

Total Short-Term Investments (54.0%) (Cost $49,289,512)		49,285,122

	Number of Contracts	Value (Note 1)
OPTIONS PURCHASED:
Call Options Purchased (0.1%)
Future Interest Rate Options (0.0%)
Euro-Schatz 02/19/2021 at EUR 115.00, European Style Notional Amount: EUR 2,600,000Exchange Traded*	26	159
Euro-Bobl 02/19/2021 at EUR 139.25, European Style Notional Amount: EUR 1,000,000Exchange Traded*	10	61

		220

Call Interest Rate Swaptions Purchased Payable (0.1%)
32 Years, November 2020 @0.19% v, 6 Month EURIBOR Exercise Price: EUR 0.19 Notional Amount: EUR 250,000 Counterparty: Morgan Stanley*	250,000	17,076
32 Years, November 2020 @0.20% v, 6 Month EURIBOR Exercise Price: EUR 0.20 Notional Amount: EUR 700,000 Counterparty: Barclays Bank plc*	700,000	47,302

		64,378

Put Options Purchased (0.0%)
Foreign Exchange Currency Options (0.0%)
Foreign Exchange GBP/USD 01/07/2021 at GBP 1.32 Notional Amount: GBP 1,374,000Counterparty: HSBC Bank plc*	1,374,000	187

	Number of Contracts	Value (Note 1)
Put Interest Rate Swaptions Purchased Payable (0.0%)
3 Years, November 2020 @0.34% v, 3 Month LIBOR Exercise Price: USD 0.34 Notional Amount: USD 7,200,000 Counterparty: Morgan Stanley*	7,200,000	$11,878

Total Options Purchased (0.1%) (Cost $96,561)		76,663

Total Investments in Securities (202.0%) (Cost $170,332,253)		184,187,594
Other Assets Less Liabilities (-102.0%)		(92,997,355)

Net Assets (100%)		$91,190,239

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2020, the market value of these securities amounted to $6,402,598 or 7.0% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond — Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2020. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2020.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2020.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $1,376,849 or 1.5% of net assets.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2020.
(p)	Yield to maturity.
(v)	All, or a portion of security held by broker as collateral for forward foreign currency contracts, with a total collateral value of $14,829.
(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2020.

(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

See Notes to Financial Statements.

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EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Glossary:

ARM	—	Adjustable Rate Mortgage
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CDX	—	Credit Default Swap Index
CLO	—	Collateralized Loan Obligation
CPI	—	Consumer Price Index
EUR	—	European Currency Unit
EURIBOR	—	Euro Interbank Offered Rate
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
FRCPI	—	French Consumer Price Index
GBP	—	British Pound
GNMA	—	Government National Mortgage Association
HICPxT	—	Harmonised Index of Consumer Prices ex Tobacco
ICE	—	Intercontinental Exchange
JPY	—	Japanese Yen
LIBOR	—	London Interbank Offered Rate
MXN	—	Mexican Peso
NZD	—	New Zealand Dollar
PEN	—	Peruvian Sol
SOFR	—	Secured Overnight Financing Rate
STRIPS	—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	—	To Be Announced; Security is subject to delayed delivery
TIPS	—	Treasury Inflation Protected Security
UKRPI	—	United Kingdom Retail Price Index
UMBS	—	Uniform Mortgage-Backed Securities
USCPI	—	United States Consumer Price Index
USD	—	United States Dollar

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro-Bund	4	3/2021	EUR	868,056	293
U.S. Treasury 5 Year Note	29	3/2021	USD	3,658,758	8,896

					9,189

Short Contracts
Euro-Bobl	(30)	3/2021	EUR	(4,954,280)	3,448
Euro-BTP	(6)	3/2021	EUR	(1,114,218)	(4,998)
Euro-Schatz	(26)	3/2021	EUR	(3,566,180)	3,039
Japan 10 Year Bond	(1)	3/2021	JPY	(1,471,309)	(185)
U.S. Treasury 2 Year Note	(59)	3/2021	USD	(13,037,617)	(10,373)
U.S. Treasury 10 Year Note	(25)	3/2021	USD	(3,451,953)	(6,871)
U.S. Treasury 10 Year Ultra Note	(1)	3/2021	USD	(156,359)	268
U.S. Treasury Long Bond	(43)	3/2021	USD	(7,447,063)	61,415

					45,743

					54,932

Forward Foreign Currency Contracts outstanding as of December 31, 2020 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
USD	59,744	PEN	215,001	Citibank NA**	2/10/2021	334
GBP	71,000	USD	95,476	Bank of America	2/19/2021	1,647

Total unrealized appreciation						1,981

USD	546,575	AUD	753,000	Morgan Stanley	2/19/2021	(34,202)
USD	193,108	CAD	253,000	HSBC Bank plc	2/19/2021	(5,680)
USD	3,952,843	EUR	3,336,000	Goldman Sachs Bank USA	2/19/2021	(126,869)
USD	1,119,797	GBP	849,000	Bank of America	2/19/2021	(41,571)
USD	1,009,998	JPY	106,004,939	HSBC Bank plc	2/19/2021	(17,170)
USD	726,121	NZD	1,065,000	Goldman Sachs Bank USA	2/19/2021	(40,339)
USD	96,620	MXN	1,979,000	Citibank NA	4/14/2021	(1,707)

Total unrealized depreciation						(267,538)

Net unrealized depreciation						(265,557)

**	Non-deliverable forward.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Written Call Options Contracts as of December 31, 2020 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price			Expiration Date	Value ($)
3 Years, November 2020 @(0.526)% v. 3 Month EURIBOR	Goldman Sachs Bank USA	6,000,000	EUR	(6,000,000)	EUR	(0.53)		11/17/2022	(8,053)
iTraxx Europe Main.34-V1	Bank of America	500,000	EUR	(500,000)	EUR	0.00	#	1/20/2021	(341)
iTraxx Europe Main.34-V1	Barclays Bank plc	1,600,000	EUR	(1,600,000)	EUR	0.00	#	4/21/2021	(779)

									(9,173)

Written Put Options Contracts as of December 31, 2020 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount		Exercise Price		Expiration Date	Value ($)
12 Years, November 2020 @0.00% v. 6 Month EURIBOR	Barclays Bank plc	2,100,000	EUR	(2,100,000)	EUR	0.01	11/4/2022	(43,067)
12 Years, November 2020 @0.00% v. 6 Month EURIBOR	Morgan Stanley	800,000	EUR	(800,000)	EUR	1.00	11/2/2022	(16,317)
GNMA, 30 Year, Single Family 2.500%, 2/15/49 TBA	JPMorgan Chase Bank	100,000	USD	(100,000)	USD	1.04	2/11/2021	(91)
CDX North American Investment Grade 33-V1	Goldman Sachs Bank USA	300,000	USD	(300,000)	USD	0.03	3/17/2021	(35)
iTraxx Europe Main.32-V1	Goldman Sachs Bank USA	200,000	EUR	(200,000)	EUR	0.03	3/17/2021	(1)
iTraxx Europe Main.34-V1	Bank of America	500,000	EUR	(500,000)	EUR	0.01	1/20/2021	(74)
iTraxx Europe Main.34-V1	Barclays Bank plc	1,600,000	EUR	(1,600,000)	EUR	0.01	4/21/2021	(2,716)

								(62,301)

Total Written Options Contracts (Premiums Received ($85,588))								(71,474)

#	Less than 0.005.

Centrally Cleared Credit default swap contracts outstanding — buy protection as of December 31, 2020 (Note 1):

Reference Obligation/Index	Financing Rate (Paid) / Received by the Portfolio (%)	Frequency of Payments Made/ Received	Maturity Date	Implied Credit Spread (%)	Notional Amount		Upfront (Payments) Receipts ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
CDX North American High Yield Index Series 35-V1	5.00	Quarterly	12/20/2025	2.93	USD	100,000	(4,757)	(4,722)	(9,479)
CDX North American High Yield Index Series 35-V1	5.00	Quarterly	12/20/2025	2.93	USD	100,000	(3,383)	(6,096)	(9,479)
CDX North American High Yield Index Series 35-V1	5.00	Quarterly	12/20/2025	2.93	USD	200,000	(7,099)	(11,858)	(18,957)
CDX North American High Yield Index Series 35-V1	5.00	Quarterly	12/20/2025	2.93	USD	100,000	(6,838)	(2,641)	(9,479)

Total Centrally Cleared Credit default swap contracts outstanding							(22,077)	(25,317)	(47,394)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Centrally Cleared Inflation-linked swap contracts outstanding as of December 31, 2020 (Note 1):

Floating Rate Index(1)	Fixed Rate	Pay/ Receive Floating Rate	Maturity Date	Notional Amount		Unrealized Appreciation (Depreciation) ($)	Value ($)
HICPXT at termination	0.33% at termination	Receive	7/15/2022	EUR	200,000	1,914	1,897
FRCPI at termination	1.52% at termination	Pay	10/15/2028	EUR	820,000	87,558	87,558
UKRPI at termination	3.85% at termination	Pay	9/15/2024	GBP	200,000	17,280	17,231
UKRPI at termination	3.85% at termination	Pay	9/15/2024	GBP	300,000	25,846	25,846
UKRPI at termination	3.33% at termination	Pay	1/15/2025	GBP	200,000	3,192	7,279
UKRPI at termination	3.33% at termination	Pay	1/15/2025	GBP	700,000	11,317	25,478
UKRPI at termination	3.33% at termination	Pay	1/15/2025	GBP	1,000,000	12,299	36,397
UKRPI at termination	3.58% at termination	Pay	11/15/2028	GBP	340,000	31,762	31,762
UKRPI at termination	3.59% at termination	Pay	11/15/2028	GBP	160,000	15,379	15,379
UKRPI at termination	3.60% at termination	Pay	11/15/2028	GBP	80,000	7,729	7,729
UKRPI at termination	3.48% at termination	Pay	8/15/2030	GBP	1,100,000	4,953	17,469

						219,229	274,025

FRCPI at termination	1.03% at termination	Receive	3/15/2024	EUR	900,000	(30,600)	(30,600)
FRCPI at termination	1.03% at termination	Receive	3/15/2024	EUR	100,000	(3,400)	(3,400)
FRCPI at termination	1.03% at termination	Receive	3/15/2024	EUR	700,000	(23,640)	(23,800)
FRCPI at termination	1.03% at termination	Receive	3/15/2024	EUR	100,000	(3,424)	(3,400)
USCPI at termination	1.03% at termination	Pay	6/18/2021	USD	600,000	(6,607)	(6,607)
USCPI at termination	1.03% at termination	Pay	6/18/2021	USD	200,000	(2,207)	(2,202)
USCPI at termination	1.34% at termination	Pay	6/29/2021	USD	500,000	(5,628)	(5,628)
USCPI at termination	1.34% at termination	Pay	7/1/2021	USD	700,000	(8,320)	(8,320)
USCPI at termination	1.35% at termination	Pay	7/2/2021	USD	200,000	(2,372)	(2,372)
USCPI at termination	1.42% at termination	Pay	7/9/2021	USD	100,000	(1,174)	(1,171)
USCPI at termination	1.69% at termination	Pay	8/7/2021	USD	200,000	(2,073)	(2,073)
USCPI at termination	1.69% at termination	Pay	8/7/2021	USD	200,000	(2,061)	(2,073)
USCPI at termination	1.83% at termination	Pay	8/14/2021	USD	500,000	(4,149)	(4,149)
USCPI at termination	1.84% at termination	Pay	8/14/2021	USD	300,000	(2,435)	(2,444)
USCPI at termination	1.86% at termination	Pay	8/26/2021	USD	200,000	(1,314)	(1,340)
USCPI at termination	1.86% at termination	Pay	8/26/2021	USD	100,000	(670)	(670)
USCPI at termination	1.76% at termination	Pay	11/4/2029	USD	200,000	(6,774)	(7,400)
USCPI at termination	1.76% at termination	Pay	11/4/2029	USD	600,000	(22,199)	(22,199)
USCPI at termination	1.76% at termination	Pay	11/4/2029	USD	100,000	(3,723)	(3,700)
USCPI at termination	1.88% at termination	Pay	11/20/2029	USD	200,000	(5,000)	(4,768)
USCPI at termination	1.88% at termination	Pay	11/20/2029	USD	100,000	(2,384)	(2,384)

						(140,154)	(140,700)

Total Centrally Cleared Inflation-linked swap contracts outstanding						79,075	133,325

Centrally Cleared Interest rate swap contracts outstanding as of December 31, 2020 (Note 1):

Floating Rate Index(1)	Fixed Rate	Pay/ Receive Floating Rate	Maturity Date	Notional Amount		Upfront (Payments) Receipts ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
3 Month LIBOR Quarterly	0.39 semi-annually	Receive	11/21/2023	USD	3,000,000	—	(2,937)	(2,937)
3 Month EURIBOR Quarterly	(0.53) at termination	Pay	11/21/2023	EUR	3,000,000	—	(257)	(257)

Total Centrally Cleared Interest rate swap contracts outstanding . . . . . . . . . . . . . . . . . . . . . . .						—	(3,194)	(3,194)

(1)	Value of floating rate index at December 31, 2020 was as follows:

Floating Rate Index	Value
FRCPI EUR	1.05%
HICPxT EUR	1.05%
UKRPI GBP	2.95%
USCPI USD	2.6%
3 Month LIBOR USD	0.24%
3 Month EURIBOR EUR	(0.55)%

See Notes to Financial Statements.

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EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$5,141,195	$—	$5,141,195
Centrally Cleared Inflation-linked Swaps	—	219,229	—	219,229
Collateralized Mortgage Obligations	—	4,002,476	—	4,002,476
Commercial Mortgage-Backed Securities	—	199,049	—	199,049
Corporate Bonds
Communication Services	—	10,534	—	10,534
Consumer Discretionary	—	200,535	—	200,535
Energy	—	114,845	—	114,845
Financials	—	1,069,101	—	1,069,101
Health Care	—	62,010	—	62,010
Industrials	—	20,512	—	20,512
Information Technology	—	11,270	—	11,270
Utilities	—	50,029	—	50,029
Foreign Government Securities	—	6,182,848	—	6,182,848
Forward Currency Contracts	—	1,981	—	1,981
Futures	77,359	—	—	77,359
Mortgage-Backed Securities	—	11,547,996	—	11,547,996
Options Purchased
Call Options Purchased	220	64,378	—	64,598
Put Options Purchased	—	12,065	—	12,065
Short-Term Investments
U.S. Government Agency Securities	—	49,285,122	—	49,285,122
U.S. Government Agency Security	—	5,800,000	—	5,800,000
U.S. Treasury Obligations	—	100,413,409	—	100,413,409

Total Assets	$77,579	$184,408,584	$—	$184,486,163

Liabilities:
Centrally Cleared Credit Default Swaps	$—	$(25,317)	$—	$(25,317)
Centrally Cleared Inflation-linked Swaps	—	(140,154)	—	(140,154)
Centrally Cleared Interest Rate Swaps	—	(3,194)	—	(3,194)
Forward Currency Contracts	—	(267,538)	—	(267,538)
Futures	(22,427)	—	—	(22,427)
Options Written
Call Options Written	—	(9,173)	—	(9,173)
Put Options Written	—	(62,301)	—	(62,301)

Total Liabilities	$(22,427)	$(507,677)	$—	$(530,104)

Total	$55,152	$183,900,907	$—	$183,956,059

See Notes to Financial Statements.

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EQ/PIMCO REAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$373,064 *
Foreign exchange contracts	Receivables	2,168

Total		$375,232

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(233,303)*
Foreign exchange contracts	Payables	(267,538)
Credit contracts	Payables	(29,263)

Total		$(530,104)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$136,361	$(576,754)	$—	$(241,959)	$(682,352)
Foreign exchange contracts	—	—	(330,883)	—	(330,883)
Credit contracts	16,733	—	—	63,084	79,817

Total	$153,094	$(576,754)	$(330,883)	$(178,875)	$(933,418)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$11,534	$(8,476)	$—	$(84,047)	$(80,989)
Foreign exchange contracts	(17,568)	—	(201,952)	—	(219,520)
Credit contracts	1,051	—	—	75,202	76,253

Total	$(4,983)	$(8,476)	$(201,952)	$(8,845)	$(224,256)

^ This Portfolio held forward foreign currency contracts, futures contracts, option contracts and swaps contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $8,602,000, futures contracts with an average notional balance of approximately $47,656,000, option contracts with an average notional balance of approximately $120,000 and swaps contracts with an average notional balance of approximately $23,489,000, during the year ended December 31, 2020.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2020:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$1,647	(1,647)	$—	$—
Barclays Bank plc	47,302	(46,562)	—	740
Citibank NA	334	(334)	—	—
HSBC Bank plc	187	(187)	—	—
Morgan Stanley	28,954	(28,954)	—	—

Total	$78,424	$(77,684)	$—	$740

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Bank of America	$41,986	$(1,647)	$(14,829)	$25,510
Barclays Bank plc	46,562	(46,562)	—	—
Citibank NA	1,707	(334)	—	1,373
Goldman Sachs Bank USA	175,297	—	—	175,297
HSBC Bank plc	22,850	(187)	—	22,663
JPMorgan Chase Bank	91	—	—	91
Morgan Stanley	50,519	(28,954)	—	21,565

Total	$339,012	$(77,684)	$(14,829)	$246,499

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Sale— Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale— Buyback Transactions (2)
BofA Securities, Inc.	0.18%	11/17/2020	1/14/2021	$(6,322,337)	$(6,297,174)
BofA Securities, Inc.	0.18	11/17/2020	1/14/2021	(2,345,972)	(2,345,390)
BofA Securities, Inc.	0.18	11/17/2020	1/14/2021	(6,958,688)	(6,954,038)
BofA Securities, Inc.	0.18	11/17/2020	1/14/2021	(12,035,635)	(12,036,758)
BofA Securities, Inc.	0.13	12/29/2020	1/26/2021	(1,023,425)	(1,022,221)
Morgan Stanley & Co. LLC	0.18	11/17/2020	2/16/2021	(4,089,954)	(4,081,862)

					$(32,737,443)

(1)	The average amount of borrowings while outstanding for 366 days during the year ended December 31, 2020, was approximately $28,630,000 at a weighted average interest rate of 0.46%.
(2)	Payable for sale— buyback transactions includes $(38,568) of deferred price drop on sale— buyback transactions.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	December 31, 2020
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$7,319,395	$4,081,862	$—	$11,401,257
U.S. Treasury Notes	—	21,336,186	—	—	21,336,186

Total Borrowings	$—	$28,655,581	$4,081,862	$—	$32,737,443

Gross amount of recognized liabilities for sale-buybacks					$32,737,443

The following is a summary by counterparty of sale-buyback transactions and collateral (received)/pledged as of December 31, 2020:

Counterparty	Payable for Sale-Buyback Transactions	Collateral Pledged (Sale-buyback positions)	Cash Collateral (Received)/ Pledged	Net Exposure (3)
BofA Securities, Inc.	$(28,655,581)	$28,360,973	$—	$(294,608)
Morgan Stanley & Co. LLC	(4,081,862)	4,198,478	—	116,616

	$(32,737,443)	$32,559,451	$—	$(177,992)

(3)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$195,712,495
Long-term U.S. government debt securities	43,481,133

$239,193,628

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$189,611,966
Long-term U.S. government debt securities	37,715,429

$227,327,395

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,506,570
Aggregate gross unrealized depreciation	(571,150)

Net unrealized appreciation	$13,935,420

Federal income tax cost of investments in securities and derivative instruments, if applicable	$170,052,812

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (Cost $170,332,253)	$184,187,594
Cash	13,986
Foreign cash (Cost $129,046)	132,404
Cash held as collateral at broker for futures	293,000
Cash held as collateral at broker for swaps	222,000
Receivable for forward settling transactions	12,257,872
Receivable for securities sold	6,381,912
Dividends, interest and other receivables	220,843
Variation Margin on Centrally Cleared Swaps	56,217
Receivable for Portfolio shares sold	35,252
Due from broker for futures variation margin	23,484
Unrealized appreciation on forward foreign currency contracts	1,981
Other assets	440

Total assets	203,826,985

LIABILITIES
Payable for securities purchased	55,089,183
Payable for sale-buyback financing transactions	32,737,443
Payable for forward settling transactions	23,741,031
Payable for Portfolio shares redeemed	598,989
Unrealized depreciation on forward foreign currency contracts	267,538
Options written, at value (Premiums received $85,588)	71,474
Distribution fees payable – Class IB	19,361
Investment management fees payable	10,504
Administrative fees payable	7,313
Accrued expenses	93,910

Total liabilities	112,636,746

NET ASSETS	$91,190,239

Net assets were comprised of:
Paid in capital	$82,432,902
Total distributable earnings (loss)	8,757,337

Net assets	$91,190,239

Class IB
Net asset value, offering and redemption price per share, $91,190,239 / 6,938,333 shares outstanding (unlimited amount authorized: $0.01 par value)	$13.14

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Interest	$1,370,220
Dividends	11
Securities lending (net)	91

Total income	1,370,322

EXPENSES
Investment management fees	424,382
Distribution fees – Class IB	212,191
Professional fees	85,200
Administrative fees	80,860
Interest expense	79,732
Custodian fees	70,500
Printing and mailing expenses	30,105
Trustees’ fees	2,723
Miscellaneous	27,317

Gross expenses	1,013,010
Less: Waiver from investment manager	(298,569)

Net expenses	714,441

NET INVESTMENT INCOME (LOSS)	655,881

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	1,815,702
Futures contracts	(576,754)
Forward foreign currency contracts	(330,883)
Foreign currency transactions	50,066
Swaps	(178,875)
Options written	(30,451)
Securities sold short	(4,387)

Net realized gain (loss)	744,418

Change in unrealized appreciation (depreciation) on:
Investments in securities	7,963,480
Futures contracts	(8,476)
Forward foreign currency contracts	(201,952)
Foreign currency translations	846
Options written	(47,867)
Swaps	(8,845)

Net change in unrealized appreciation (depreciation)	7,697,186

NET REALIZED AND UNREALIZED GAIN (LOSS)	8,441,604

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,097,485

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$655,881	$912,709
Net realized gain (loss)	744,418	(103,426)
Net change in unrealized appreciation (depreciation)	7,697,186	6,079,641

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,097,485	6,888,924

Distributions to shareholders:
Class IB	(4,563,257)	(2,429,733)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [2,361,014 and 710,114 shares, respectively]	30,320,279	8,778,445
Capital shares issued in reinvestment of dividends and distributions [ 350,432 and 194,894 shares, respectively]	4,563,257	2,429,733
Capital shares repurchased [(2,231,912) and (1,734,658) shares, respectively]	(28,550,226)	(21,557,147)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	6,333,310	(10,348,969)

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,867,538	(5,889,778)
NET ASSETS:
Beginning of year	80,322,701	86,212,479

End of year	$91,190,239	$80,322,701

See Notes to Financial Statements.

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STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2020

INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/(decrease) in net assets from operations	$9,097,485
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investments in securities	(443,658,754)
Proceeds from disposition of investment securities	429,984,661
Covers of investment securities sold short	(19,445,070)
Proceeds from investment securities sold short	19,440,684
Decrease in receivable for forward setting transactions:	6,855,989
Decrease in payable for forward settling transactions	(7,420,203)
Change in unrealized (appreciation) depreciation on investments in securities	(7,963,480)
Change in unrealized (appreciation) depreciation on options written	47,867
Change in unrealized (appreciation) depreciation on forward foreign currency contracts	201,952
Net realized (gain) loss on investments in securities	(1,815,702)
Net realized (gain) loss on securities sold short	4,387
Net amortization (accretion) of income	(301,267)
Decrease receivable from investment manager	40,313
Decrease receivable for variation margin on centrally cleared swaps	36,777
Decrease in dividends, interest and other receivables	78,151
Increase in accrued expenses	11,497
Increase in investment management fees payable	10,504
Increase in administrative fees payable	7,313
Increase in distribution fees payable – Class IB	2,367
Decrease in other assets	39
Decrease in securities lending income receivable	1
Decrease in market value on OTC swap contracts	(9,979)
Increase in due from broker for futures variation margin	(13,992)
Decrease in premiums received on options written	(20,416)

(14,828,876)

Cash flows provided (used) by financing activities:
Proceeds from shares sold	30,603,199
Payment for shares repurchased	(27,965,519)
Proceeds from sale-buyback transactions	1,051,983,119
Payments on sale-buyback transactions	(1,051,873,210)
Increase in payable for sale-buyback financing transactions	11,495,343

Net cash provided (used) by financing activities	14,242,932

Net increase/(decrease) in cash	(585,944)

Cash, foreign currency and restricted cash:
Beginning of year	1,247,334

End of year	$661,390

Supplemental disclosure of cash flow information:

For the year ended December 31, 2020, the Portfolio paid $79,732 in interest expense and had reinvestments of dividends and distributions in the amount of $4,563,257.

Reconciliation of cash and restricted cash to the Statement of Assets and Liabilities:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Cash	$13,986	$571,672
Foreign currency, at value	132,404	112,662
Cash held as collateral at broker for futures	293,000	204,000
Cash held as collateral at broker for centrally cleared swaps	222,000	359,000

Total cash, foreign cash and restricted cash shown in the statement of cash flows	$661,390	$1,247,334

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 22, 2018* to December 31, 2018
Class IB	2020		2019
Net asset value, beginning of period	$12.44		$11.83		$11.87

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10		0.13		0.03
Net realized and unrealized gain (loss)	1.29		0.87		—	#

Total from investment operations	1.39		1.00		0.03

Less distributions:
Dividends from net investment income	(0.17)		(0.25)		(0.05)
Distributions from net realized gains	(0.52)		(0.14)		(0.02)

Total dividends and distributions	(0.69)		(0.39)		(0.07)

Net asset value, end of period	$13.14		$12.44		$11.83

Total return (b)	11.28%		8.42%		0.30%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$91,190		$80,323		$86,212
Ratio of expenses to average net assets:
After waivers (a)(f)	0.84	%**(j)	1.45	%**(k)	1.38	%**(m)
Before waivers (a)(f)	1.19	%**	1.81	%**	1.68	%**
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	0.77%		1.09%		1.47	%(l)
Before waivers (a)(f)	0.42%		0.72%		1.17	%(l)
Portfolio turnover rate^	195%		224%		25	%(z)
*	Commencement of Operations.
**	Includes Interest Expense of 0.09%, Interest and Tax Expense of .70% and Interest Expenses of 0.63% for periods ended December 31, 2020, 2019 and 2018, respectively.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.84% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.45% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.38% for Class IB.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	8.58%	8.61%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51	8.58

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 8.58% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 7.51% over the same period.

Portfolio Highlights

What helped performance during the year:

•	U.S. interest rate strategies added to performance for the year.

•	An underweight to investment-grade corporate credit was additive.

•	Positions in Agency and Non-Agency mortgage-backed securities contributed to returns.

What hurt performance during the year:

•	Holdings of U.S. Treasury Inflation Protected Securities (TIPS) detracted from performance for the period.

•	Country selection in the Eurozone, particularly a preference for Italy, detracted.

•	Short exposure to duration in the U.K. was a drag on Portfolio performance.

How did derivatives contribute/detract from performance during the year?

•

U.S. duration strategies, which were partially facilitated through the use of futures, options, swaptions, and interest rate swaps, added to performance. Outside the U.S., duration exposure and country selection in the Eurozone, partially facilitated through the use of futures, detracted from performance. Selection within investment grade credit and tactical exposure to high yield credit, which was partially facilitated through the use of credit default swaps, was neutral for performance. Finally, currency exposure, partially facilitated through the use of currency forwards, was neutral for performance.

•

Derivatives are used in the portfolio as a means to gain or decrease exposure to securities, markets, or sectors, as a substitute for exposure that may not otherwise be accessible through the use of cash bonds, for purposes of liquidity, or to take advantage of anticipated changes in market volatility.

Portfolio Positioning and Outlook — Pacific Investment Management Company, LLC

We expect the global economy to continue its transition from hurting to healing in 2021 and make good progress on the long climb back to its pre-crisis trend, especially in the second half of this year. However, while risk markets can continue to perform well in the near term as the dual impact of policy stimulus and vaccine rollout takes hold, much of this is now priced in, and on the path to full recovery, investors should beware of obstacles that command careful portfolio construction to weather renewed bouts of volatility in financial markets.

Fiscal fatigue in some advanced economies is one such risk. Another is the likely transition in China from credit easing to tightening in the course of this year. Moreover, economic scarring could impede the return to pre-pandemic activity levels and make the recovery bumpy and uneven across countries and sectors.

Following an outsized contraction of economic activity in 2020, global output and demand are likely to rebound strongly this year. We expect the current renewed weakness due to lockdowns in major economies to give way to accelerating economic growth from around the second quarter, driven by the broadening rollout of vaccines and continued fiscal and monetary policy support. We forecast economic activity in the U.S. to reach pre-recession peak levels during the second half of this year, while Europe, due to its current double-dip, is unlikely to

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fully make up the output losses until the middle of 2022 despite the sharp growth bounce we expect from the second quarter. Meanwhile, the Chinese economy, which already operates above pre-crisis levels and has exhibited strong growth momentum into the new year, should record gross domestic product (GDP) growth above 8% in 2021, after a decidedly subpar 2% or so last year.

We see this as a time for careful portfolio positioning and not for excessive optimism or risk-taking. Given the overall low level of yields, tight spreads, and low volatility, we plan to place significant emphasis on capital preservation and careful liquidity management. We will look to be patient and flexible, to guard against a rise in market volatility, and seek to add alpha in more difficult market conditions.

Portfolio Characteristics
As of December 31, 2020
Weighted Average Life (Years)	6.34
Weighted Average Coupon (%)	2.53
Weighted Average Effective Duration (Years)*	5.39
Weighted Average Rating**	AA-

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2020	% of Net Assets
U.S. Treasury Obligations	28.1%
Mortgage-Backed Securities	27.7
Financials	13.7
Foreign Government Securities	11.5
Asset-Backed Securities	9.3
Collateralized Mortgage Obligations	6.3
Real Estate	5.0
Commercial Mortgage-Backed Securities	3.3
Utilities	3.2
Consumer Discretionary	3.2
Information Technology	2.6
Industrials	2.3
Communication Services	2.0
Health Care	1.7
Energy	1.7
Consumer Staples	1.7
Municipal Bonds	0.5
Materials	0.3
Repurchase Agreements	0.1
Cash and Other	(24.2)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

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EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,020.80	$3.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.37	3.81

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 0.75%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2020

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (9.3%)
Accredited Mortgage Loan Trust,
Series 2006-2 A4 0.405%, 9/25/36 (l)		$204,379	$194,797
American Airlines Pass-Through Trust,
Series 2013-1 A 4.000%, 7/15/25		326,845	276,035
Series 2016-3 A 3.250%, 10/15/28		164,316	148,429
Series 2016-3 AA 3.000%, 10/15/28		246,557	240,071
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2005-R9 M1 0.850%, 11/25/35 (l)		317,192	309,027
Anchorage Capital CLO Ltd.,
Series 2020-16A A 1.601%, 10/20/31 (l)§		1,000,000	1,002,251
Argent Securities Trust,
Series 2006-M1 A2C 0.295%, 7/25/36 (l)		721,116	295,011
Series 2006-W2 A2B 0.525%, 3/25/36 (l)		244,850	161,865
Atrium XII,
Series 12A AR 1.046%, 4/22/27 (l)§		668,654	666,582
Avery Point IV CLO Ltd.,
Series 2014-1A AR 1.315%, 4/25/26 (l)§		51,569	51,576
Bear Stearns Asset-Backed Securities I Trust,
Series 2006-HE7 2A2 0.305%, 8/25/36 (l)		30,279	38,756
Series 2006-HE9 1A2 0.295%, 11/25/36 (l)		270,086	254,123
Bear Stearns Asset-Backed Securities Trust,
Series 2005-HE2 M2 1.270%, 2/25/35 (l)		196,140	191,926
BlueMountain Fuji Eur CLO V DAC,
Series 5A A 0.910%, 1/15/33(l)§	EUR	700,000	854,532
California Street CLO XII Ltd.,
Series 2013-12A AR 1.267%, 10/15/25 (l)§		$237,433	237,441
CBAM Ltd.,
Series 2018-5A A 1.238%, 4/17/31 (l)§		1,000,000	994,812
Series 2018-8A A1 1.338%, 10/20/29 (l)§		1,000,000	998,217
C-BASS TRUST,
Series 2006-CB9 A1 0.205%, 11/25/36 (l)		14,273	8,120
Cent CLO 24 Ltd.,
Series 2015-24A A1R 1.307%, 10/15/26 (l)§		648,917	648,735
Chesapeake Funding II LLC,
Series 2018-2A A1 3.230%, 8/15/30§		$258,279	$261,555
Citigroup Mortgage Loan Trust,
Series 2006-WF2 A1 6.750%, 5/25/36 (e)		145,524	102,977
CLNC Ltd.,
Series 2019-FL1 A 1.402%, 8/20/35 (l)§		700,000	694,017
Countrywide Asset-Backed Certificates,
Series 2004-2 M1 0.895%, 5/25/34 (l)		39,485	38,355
Series 2006-2 M1 0.745%, 6/25/36 (l)		300,000	291,315
Series 2006-21 2A4 0.375%, 5/25/37 (l)		300,000	271,454
Series 2006-24 1A 0.285%, 6/25/47 (l)		115,110	106,078
CWABS Asset-Backed Certificates Trust,
Series 2007-12 2A3 0.945%, 8/25/47 (l)		31,098	30,182
EMC Mortgage Loan Trust,
Series 2001-A A 0.888%, 5/25/40 (l)§		3,689	3,557
Evergreen Credit Card Trust,
Series 2019-2 A 1.900%, 9/16/24§		900,000	923,984
FFMLT Trust,
Series 2005-FF8 M1 0.880%, 9/25/35 (l)		3,777	3,815
Figueroa CLO Ltd.,
Series 2014-1A AR 1.137%, 1/15/27 (l)§		109,021	108,978
Ford Credit Floorplan Master Owner Trust A,
Series 2018-1 A2 0.439%, 5/15/23 (l)		1,200,000	1,200,846
Fremont Home Loan Trust,
Series 2005-D M1 0.765%, 11/25/35 (l)		300,000	271,911
Series 2006-E 2A1 0.205%, 1/25/37 (l)		2,557	1,415
GSAA Trust,
Series 2006-7 AF2 5.995%, 3/25/46 (l)		310,209	185,543
GSAMP Trust,
Series 2006-NC2 A2B 0.235%, 6/25/36 (l)		153,206	102,708
GSPA Monetization Trust,
6.422%, 10/9/29§		291,321	323,462
Halcyon Loan Advisors Funding Ltd.,
Series 2014-3A AR 1.316%, 10/22/25 (l)§		98,109	98,005
Home Equity Loan Trust,
Series 2007-FRE1 2AV3 0.375%, 4/25/37 (l)		633,226	585,074
Jamestown CLO VII Ltd.,
Series 2015-7A A1R 1.045%, 7/25/27 (l)§		157,180	156,806

See Notes to Financial Statements.

1368

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
JetBlue Pass-Through Trust,
Series 2020-1A A 4.000%, 11/15/32	$900,000	$967,564
JMP Credit Advisors CLO IIIR Ltd.,
Series 2014-1RA A 1.068%, 1/17/28 (l)§	665,224	659,992
JP Morgan Mortgage Acquisition Corp.,
Series 2005-FRE1 M1 0.760%, 10/25/35 (l)	285,879	278,290
Series 2006-FRE1 M1 0.535%, 5/25/35 (l)	196,577	191,432
JP Morgan Mortgage Acquisition Trust,
Series 2007-CH3 A5 0.405%, 3/25/37 (l)	92,736	91,125
Lehman XS Trust,
Series 2006-8 2A1 0.505%, 6/25/36 (l)	47,935	45,775
LoanCore Issuer Ltd.,
Series 2018-CRE1 A 1.289%, 5/15/28 (l)§	383,126	381,795
LP Credit Card ABS Master Trust,
Series 2018-1 A 1.740%, 8/20/24 (l)§	549,724	568,169
MASTR Asset-Backed Securities Trust,
Series 2006-FRE1 A4 0.725%, 12/25/35 (l)	113,266	110,112
Series 2006-FRE2 A5 0.630%, 3/25/36 (l)	203,863	153,568
MF1 Ltd.,
Series 2020-FL4 A 1.859%, 11/15/35 (l)§	800,000	800,715
Monarch Grove CLO Ltd.,
Series 2018-1A A1 1.095%, 1/25/28 (l)§	306,748	304,444
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2006-HE5 A2D 0.395%, 8/25/36 (l)	543,307	321,060
Series 2006-WMC2 A2C 0.450%, 7/25/36 (l)	281,316	146,678
Mountain Hawk III CLO Ltd.,
Series 2014-3A AR 1.418%, 4/18/25 (l)§	63,264	63,243
NovaStar Mortgage Funding Trust,
Series 2006-5 A2D 0.388%, 11/25/36 (l)	120,239	54,087
OCP CLO Ltd.,
Series 2015-9A A1R 1.037%, 7/15/27 (l)§	195,270	195,077
OHA Credit Funding 3 Ltd.,
Series 2019-3A A1 1.538%, 7/20/32 (l)§	1,000,000	1,000,775
OneMain Direct Auto Receivables Trust,
Series 2018-1A A 3.430%, 12/16/24§	416,519	420,670
Option One Mortgage Loan Trust,
Series 2007-5 1A1 0.365%, 5/25/37 (l)	441,065	309,503
Series 2007-CP1 1A1 0.285%, 3/25/37 (l)	231,028	210,932
Option One Mortgage Loan Trust Asset-Backed Certificates,
Series 2005-4 M2 0.835%, 11/25/35 (l)	600,000	573,605
OZLM Funding Ltd.,
Series 2012-1A A1R2 1.446%, 7/22/29 (l)§	791,122	791,130
Palmer Square CLO Ltd.,
Series 2018-3A A1 1.071%, 8/15/26 (l)§	238,307	238,021
RAAC Trust,
Series 2006-SP2 M1 0.658%, 2/25/36 (l)	44,210	43,508
RAMP Trust,
Series 2005-RS4 M5 1.168%, 4/25/35 (l)	300,000	293,339
RASC Trust,
Series 2005-EMX5 A3 0.808%, 12/25/35 (l)	157,157	134,897
Series 2006-EMX2 M1 0.748%, 2/25/36 (l)	261,481	252,014
Series 2006-KS7 A4 0.388%, 9/25/36 (l)	192,230	190,379
Series 2007-KS3 AI3 0.398%, 4/25/37 (l)	62,488	61,017
Renaissance Home Equity Loan Trust,
Series 2006-4 AF2 5.285%, 1/25/37 (e)	549,029	267,136
Securitized Asset-Backed Receivables LLC Trust,
Series 2007-BR5 A2A 0.275%, 5/25/37 (l)	46,557	37,152
SG Mortgage Securities Trust,
Series 2006-FRE1 A2C 0.685%, 2/25/36 (l)	77,267	49,537
SLM Student Loan Trust,
Series 2003-10A A3 0.686%, 12/15/27 (l)§	185,781	185,278
Series 2003-11 A6 0.767%, 12/15/25 (l)§	303,918	303,719
Sound Point CLO XII Ltd.,
Series 2016-2A AR2 0.000%, 10/20/28 (l)§	1,000,000	1,000,000
Soundview Home Loan Trust,
Series 2007-OPT5 1A1 1.045%, 10/25/37 (l)	728,821	597,431
Series 2007-WMC1 3A1 0.255%, 2/25/37 (l)	81,409	29,226
Specialty Underwriting & Residential Finance Trust,
Series 2006-BC5 A2D 0.295%, 11/25/37 (l)	654,740	439,318
Structured Asset Securities Corp. Mortgage Loan Trust,
Series 2007-GEL2 A3 0.595%, 5/25/37 (l)§	290,554	276,133
Sudbury Mill CLO Ltd.,
Series 2013-1A A1R 1.368%, 1/17/26 (l)§	74,148	74,108

See Notes to Financial Statements.

1369

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Series 2013-1A A2R 1.388%, 1/17/26 (l)§		$74,148	$74,121
Telos CLO Ltd.,
Series 2014-6A A1R 1.488%, 1/17/27 (l)§		94,087	94,016
TRESTLES CLO Ltd.,
Series 2017-1A A1A 1.505%, 7/25/29 (l)§		1,000,000	1,000,052
TRTX Issuer Ltd.,
Series 2019-FL3 A 1.303%, 10/15/34 (l)§		900,000	893,186
United Airlines Pass-Through Trust,
Series 2016-2 AA 2.875%, 10/7/28		673,131	666,759
Series 2020-1 A 5.875%, 10/15/27		1,000,000	1,077,500
Venture XVI CLO Ltd.,
Series 2014-16A ARR 1.087%, 1/15/28 (l)§		314,198	312,982
Venture XX CLO Ltd.,
Series 2015-20A AR 1.057%, 4/15/27 (l)§		291,239	290,480
Voya CLO Ltd.,
Series 2014-3A A1R 0.935%, 7/25/26 (l)§		50,080	49,994
WaMu Asset-Backed Certificates Trust,
Series 2007-HE2 2A3 0.395%, 4/25/37 (l)		242,364	122,080

Total Asset-Backed Securities			31,027,467

Collateralized Mortgage Obligations (6.3%)
Alba plc,
Series 2007-1 A3 0.207%, 3/17/39 (l)(m)	GBP	396,550	517,746
Alternative Loan Trust,
Series 2005-32T1 A3 1.148%, 8/25/35 (l)		$118,462	58,881
Series 2006-45T1 1A16 6.000%, 2/25/37		274,330	187,723
Series 2006-OA11 A1B 0.525%, 9/25/46 (l)		460,026	434,987
Series 2006-OA12 A1B 0.342%, 9/20/46 (l)		166,483	147,837
Series 2006-OA3 1A1 0.545%, 5/25/36 (l)		41,203	35,388
American Home Mortgage Investment Trust,
Series 2004-4 4A 2.257%, 2/25/45 (l)		6,382	6,413
Series 2006-2 3A2 6.700%, 6/25/36 (e)		489,726	134,141
Banc of America Funding Trust,
Series 2005-D A1 3.506%, 5/25/35 (l)		9,992	10,242
Series 2007-2 1A2 6.000%, 3/25/37		92,319	83,684
Banc of America Mortgage Trust,
Series 2003-D 2A4 4.337%, 5/25/33 (l)		8,408	8,504
BCAP LLC Trust,
Series 2007-AA2 12A1 0.355%, 5/25/47 (l)		96,573	89,928
Series 2011-RR5 12A1 4.861%, 3/26/37 (e)§		30,485	30,691
Bear Stearns ALT-A Trust,
Series 2005-4 23A1 3.369%, 5/25/35 (l)		31,991	32,116
Series 2005-7 22A1 3.152%, 9/25/35 (l)		26,046	20,391
Series 2006-3 35A1 3.706%, 5/25/36 (l)		73,107	49,814
Bear Stearns ARM Trust,
Series 2002-11 1A1 3.006%, 2/25/33 (l)		212	212
Series 2002-11 1A2 3.186%, 2/25/33 (l)		340	305
Series 2003-1 6A1 3.637%, 4/25/33 (l)		1,654	1,727
Series 2003-8 2A1 1.424%, 1/25/34 (l)		7,692	7,870
Series 2004-1 12A5 3.610%, 4/25/34 (l)		14,391	14,032
Series 2004-10 22A1 3.944%, 1/25/35 (l)		6,780	6,734
Series 2004-10 23A1 2.990%, 1/25/35 (l)		1,919	1,917
Series 2004-3 1A1 3.458%, 7/25/34 (l)		11,747	11,051
Series 2004-8 2A1 3.037%, 11/25/34 (l)		33,295	32,828
Bear Stearns Structured Products, Inc. Trust,
Series 2007-R6 1A1 2.984%, 1/26/36 (l)		44,321	35,928
Series 2007-R6 2A1 2.728%, 12/26/46 (l)		37,604	33,140
Chase Mortgage Finance Trust,
Series 2005-A2 3A5 3.177%, 1/25/36 (l)		59,193	53,215
CHL Mortgage Pass-Through Trust,
Series 2004-22 A3 2.749%, 11/25/34 (l)		25,401	25,307
Series 2004-HYB9 1A1 2.806%, 2/20/35 (l)		12,597	12,676
Series 2005-HYB9 3A2A 2.195%, 2/20/36 (l)		5,600	4,900
Citigroup Mortgage Loan Trust,
Series 2005-11 A2A 2.530%, 10/25/35 (l)		3,247	3,306
Series 2009-7 5A2 5.500%, 12/25/35§		76,923	58,168
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-2 1A4 3.379%, 5/25/35 (l)		12,105	12,325
Series 2005-6 A2 2.290%, 9/25/35 (l)		121,585	123,283
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2002-AR21 2A1 5.003%, 6/25/32 (l)		521	528

See Notes to Financial Statements.

1370

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Deutsche Alt-A Securities Mortgage Loan Trust,
Series 2007-AR2 A1 0.298%, 3/25/37 (l)		$150,542	$145,619
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2005-1 1A1 0.645%, 2/25/35 (l)		5,867	5,624
Eurosail-UK plc,
Series 2007-1X A3C 0.201%, 3/13/45 (l)(m)	GBP	134,920	181,863
Series 2007-2X A3C 0.191%, 3/13/45 (l)(m)		36,353	48,670
FHLMC,
Series 1529 Z 7.000%, 6/15/23		$2,007	2,113
Series 2248 FB 0.659%, 9/15/30 (l)		141	141
Series 2266 F 0.609%, 11/15/30 (l)		79	79
Series 3360 FC 0.879%, 5/15/37 (l)		6,719	6,841
Series 4989 FA 0.499%, 8/15/40 (l)		432,515	433,040
Series 4989 FB 0.499%, 10/15/40 (l)		343,576	343,979
FHLMC Structured Pass-Through Certificates,
Series T-63 1A1 1.944%, 2/25/45 (l)		5,043	5,081
First Horizon Alternative Mortgage Securities Trust,
Series 2005-AA6 3A1 2.827%, 8/25/35 (l)		73,120	67,774
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR4 2A1 2.895%, 10/25/35 (l)		52,582	51,838
FNMA,
Series 1993-45 Z 7.000%, 4/25/23		1,730	1,815
Series 2003-25 KP 5.000%, 4/25/33		13,488	15,365
Series 2004-W2 5AF 0.498%, 3/25/44 (l)		13,918	13,939
Series 2005-79 NF 0.558%, 9/25/35 (l)		8,562	8,618
Series 2006-118 A1 0.205%, 12/25/36 (l)		5,399	5,367
Series 2006-5 3A2 2.742%, 5/25/35 (l)		4,455	4,534
Series 2007-42 AF 0.398%, 5/25/37 (l)		1,092	1,092
Series 2007-73 A1 0.191%, 7/25/37 (l)		14,353	14,113
Series 2015-58 AI 2.316%, 8/25/55IO IO (l)		363,706	22,420
GNMA,
Series 2015-H18 FB 0.740%, 7/20/65 (l)		525,845	528,791
Series 2015-H19 FK 0.740%, 8/20/65 (l)		394,825	397,016
Series 2016-H02 FH 1.140%, 1/20/66 (l)		140,033	142,912
Series 2016-H06 FJ 0.790%, 7/20/63 (l)		19,313	19,325
Series 2016-H14 FA 0.940%, 6/20/66 (l)		231,602	234,662
Series 2016-H17 FC 0.970%, 8/20/66 (l)		603,129	611,996
Series 2016-H17 FM 0.590%, 8/20/66 (l)		5,350	5,353
Series 2016-H20 PT 3.445%, 9/20/66 (l)		695,217	746,461
Series 2016-H22 FA 0.910%, 10/20/66 (l)		384,085	387,859
Series 2017-H10 FB 1.904%, 4/20/67 (l)		475,623	484,674
Series 2018-38 WF 0.455%, 10/20/43 (l)		291,690	291,057
Great Hall Mortgages No. 1 plc,
Series 2007-2A AC 0.366%, 6/18/39 (l)§		112,334	109,374
GSR Mortgage Loan Trust,
Series 2005-AR6 2A1 3.201%, 9/25/35 (l)		35,495	36,545
Series 2005-AR7 6A1 2.870%, 11/25/35 (l)		11,552	11,511
HarborView Mortgage Loan Trust,
Series 2005-12 2A12 1.649%, 10/19/35 (l)		70,724	56,271
Series 2005-14 4A1A 3.046%, 12/19/35 (l)		84,571	58,341
Series 2005-2 2A1A 0.590%, 5/19/35 (l)		10,503	9,879
Series 2005-4 3A1 3.444%, 7/19/35 (l)		34,432	28,868
Hawksmoor Mortgages,
Series 2019-1A A 1.104%, 5/25/53 (l)§	GBP	2,283,008	3,129,060
IndyMac INDX Mortgage Loan Trust,
Series 2006-AR35 2A1A 0.318%, 1/25/37 (l)		$76,512	71,043
Series 2006-AR9 2A1 3.268%, 6/25/36 (l)		227,321	188,794
JP Morgan Mortgage Trust,
Series 2005-S3 1A2 5.750%, 1/25/36		13,080	9,158
Series 2006-A3 6A1 3.016%, 8/25/34 (l)		49,980	48,978
Series 2006-A6 1A4L 3.311%, 10/25/36 (l)		82,073	71,594
Landmark Mortgage Securities No. 3 plc,
Series 3 A 0.328%, 4/17/44 (l)(m)	GBP	707,087	917,165
MASTR Adjustable Rate Mortgages Trust,
Series 2007-1 I2A3 1.349%, 1/25/47 (l)		$84,362	154,247

See Notes to Financial Statements.

1371

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Merrill Lynch Mortgage Investors Trust,
Series 2005-1 2A5 2.483%, 4/25/35 (l)		$64,336	$62,926
Morgan Stanley Mortgage Loan Trust,
Series 2005-3AR 3A 2.807%, 7/25/35 (l)		82,349	75,799
MortgageIT Trust,
Series 2005-5 A2 0.770%, 12/25/35 (l)		64,495	64,400
Prime Mortgage Trust,
Series 2004-CL1 1A2 0.545%, 2/25/34 (l)		1,741	1,652
Series 2006-CL1 A1 0.645%, 2/25/35 (l)		83,696	79,719
RALI Trust,
Series 2005-QA13 2A1 4.101%, 12/25/35 (l)		10,864	9,803
Series 2006-QS12 1A1 6.500%, 9/25/36		215,827	152,125
Series 2006-QS13 1A10 6.000%, 9/25/36		18,350	17,035
Series 2007-QA3 A1 0.245%, 5/25/37 (l)		269,547	251,355
Series 2008-QR1 1A1 1.548%, 8/25/36 (l)		37,915	37,601
RBSSP Resecuritization Trust,
Series 2009-12 18A1 2.145%, 12/25/35 (l)§		118,960	119,051
Residential Asset Securitization Trust,
Series 2005-A11 1A1 0.598%, 10/25/35 (l)		53,302	35,446
RFMSI Trust,
Series 2007-S6 1A11 6.000%, 6/25/37		75,786	74,274
STARM Mortgage Loan Trust,
Series 2007-1 2A1 2.931%, 2/25/37 (l)		52,052	48,214
Structured Adjustable Rate Mortgage Loan Trust,
Series 2007-3 1A1 0.545%, 4/25/47 (l)		59,775	55,921
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5 A3 0.650%, 7/19/35 (l)		38,191	37,825
Structured Asset Mortgage Investments Trust,
Series 2002-AR3 A1 0.810%, 9/19/32 (l)		864	849
Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
Series 2002-14A 2A1 2.181%, 7/25/32 (l)		16	15
Thornburg Mortgage Securities Trust,
Series 2007-1 A2B 1.636%, 3/25/37 (l)		43,292	39,588
Series 2007-3 3A1 1.586%, 6/25/47 (l)		280,309	249,131
Towd Point Mortgage Funding,
Series 2019-A13A A1 0.953%, 7/20/45 (l)§	GBP	1,815,780	2,479,784
Towd Point Mortgage Funding 2020-Auburn 14 plc,
Series 2020-A14X A 0.954%, 5/20/45 (l)(m)		1,736,550	2,368,536
Wachovia Mortgage Loan LLC Trust,
Series 2006-A 2A1 2.689%, 5/20/36 (l)		$58,368	58,683
WaMu Mortgage Pass-Through Certificates Trust,
Series 2005-AR13 A1A1 0.728%, 10/25/45 (l)		5,514	5,403
Series 2005-AR6 1A1A 0.648%, 2/25/45 (l)		319,932	317,035
Series 2006-AR16 3A3 3.153%, 12/25/36 (l)		18,797	17,741
Series 2007-HY5 2A1 3.348%, 5/25/37 (l)		116,060	100,692
Series 2007-HY7 4A2 3.302%, 7/25/37 (l)		66,530	65,184
Warwick Finance Residential Mortgages Number Three plc,
Series 3A A 0.982%, 12/21/49 (l)§	GBP	761,405	1,040,838
Series 3A B 1.682%, 12/21/49 (l)§		100,000	136,592
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR16 A1 2.722%, 10/25/36 (l)		$634,969	606,832

Total Collateralized Mortgage Obligations			21,028,846

Commercial Mortgage-Backed Securities (3.3%)
A10 Bridge Asset Financing LLC,
Series 2020-C A 2.021%, 8/15/40§		838,074	838,010
Arbor Multifamily Mortgage Securities Trust,
Series 2020-MF1 A5 2.756%, 5/15/53§		600,000	658,560
AREIT Trust,
Series 2020-CRE4 A 2.779%, 4/15/37 (l)§		600,000	605,802
Benchmark Mortgage Trust,
Series 2019-B9 A5 4.016%, 3/15/52		800,000	950,864
Business Mortgage Finance 7 plc,
Series 7X A1 2.048%, 2/15/41 (l)(m)	GBP	73,898	100,159
CFCRE Commercial Mortgage Trust,
Series 2016-C7 ASB 3.644%, 12/10/54		$300,000	324,723
COMM Mortgage Trust,
Series 2018-COR3 A3 4.228%, 5/10/51		700,000	833,305

See Notes to Financial Statements.

1372

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
FHLMC Multifamily Structured Pass-Through Certificates,
Series K023 X1 1.221%, 8/25/22 IO (l)		$1,977,815	$32,931
FNMA ACES,
Series 2020-M33 X2 2.358%, 1/25/31 IO (l)		1,900,000	279,417
GS Mortgage Securities Corp. Trust,
Series 2017-GPTX A 2.856%, 5/10/34§		400,000	396,533
GS Mortgage Securities Trust,
Series 2015-GC30 AAB 3.120%, 5/10/50		526,074	549,691
Series 2016-GS3 WMB 3.602%, 10/10/49 (l)§		100,000	100,843
Hilton USA Trust,
Series 2016-SFP A 2.828%, 11/5/35§		600,000	612,370
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2018-LAQ A 1.159%, 6/15/32 (l)§		487,806	481,732
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C20 ASB 3.069%, 2/15/48		83,316	87,173
Series 2015-C27 ASB 3.557%, 12/15/47		294,405	312,185
Morgan Stanley Capital I Trust,
Series 2020-CNP A 2.428%, 4/5/42 (l)§		800,000	845,456
MSSG Trust,
Series 2017-237P A 3.397%, 9/13/39§		700,000	755,042
Tharaldson Hotel Portfolio Trust,
Series 2018-THL A 0.903%, 11/11/34 (l)§		324,032	314,430
Wells Fargo Commercial Mortgage Trust,
Series 2018-C48 A5 4.302%, 1/15/52		800,000	956,242
Worldwide Plaza Trust,
Series 2017-WWP A 3.526%, 11/10/36§		900,000	983,591

Total Commercial Mortgage-Backed Securities			11,019,059

Corporate Bonds (37.4%)
Communication Services (2.0%)
Diversified Telecommunication Services (0.6%)
AT&T, Inc.
2.250%, 2/1/32		800,000	808,605
Verizon Communications, Inc.
3.376%, 2/15/25		1,200,000	1,331,575

			2,140,180

Entertainment (0.7%)
Netflix, Inc.
4.625%, 5/15/29	EUR	500,000	739,098
TWDC Enterprises 18 Corp.
2.125%, 9/13/22 (m)		$200,000	203,373
Walt Disney Co. (The)
2.650%, 1/13/31		1,300,000	1,418,334

			2,360,805

Media (0.3%)
Charter Communications Operating LLC
4.464%, 7/23/22		100,000	105,345
Discovery Communications LLC
3.625%, 5/15/30		900,000	1,023,014

			1,128,359

Wireless Telecommunication Services (0.4%)
Sprint Spectrum Co. LLC
4.738%, 3/20/25§		700,000	760,375
5.152%, 3/20/28§		400,000	463,000

			1,223,375

Total Communication Services			6,852,719

Consumer Discretionary (3.2%)
Automobiles (1.6%)
BMW Finance NV
2.250%, 8/12/22§		700,000	720,895
Daimler Finance North America LLC
2.550%, 8/15/22§		700,000	722,651
3.700%, 5/4/23§		700,000	751,155
Hyundai Capital America
1.150%, 11/10/22§		800,000	804,250
Nissan Motor Acceptance Corp.
(ICE LIBOR USD 3 Month + 0.63%), 0.869%, 9/21/21 (k)§		623,000	621,174
Nissan Motor Co. Ltd.
4.810%, 9/17/30§		800,000	894,746
Volkswagen Group of America Finance LLC
3.200%, 9/26/26§		700,000	773,258

			5,288,129

Hotels, Restaurants & Leisure (0.8%)
Choice Hotels International, Inc.
3.700%, 12/1/29		700,000	765,121
Starbucks Corp.
2.550%, 11/15/30		900,000	970,122
Wynn Las Vegas LLC
5.500%, 3/1/25§		800,000	833,000

			2,568,243

Household Durables (0.6%)
Mohawk Industries, Inc.
3.625%, 5/15/30		900,000	996,878
NVR, Inc.
3.000%, 5/15/30		900,000	973,636

			1,970,514

Internet & Direct Marketing Retail (0.2%)
Expedia Group, Inc.
3.250%, 2/15/30		700,000	727,461

Total Consumer Discretionary			10,554,347

See Notes to Financial Statements.

1373

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Consumer Staples (1.7%)
Beverages (0.3%)
Bacardi Ltd.
4.450%, 5/15/25§		$500,000	$558,007
Keurig Dr Pepper, Inc.
4.057%, 5/25/23		500,000	542,915

			1,100,922

Food & Staples Retailing (0.2%)
Seven & i Holdings Co. Ltd.
3.350%, 9/17/21§		500,000	509,719

Food Products (0.2%)
Conagra Brands, Inc.
4.300%, 5/1/24		700,000	780,409

Household Products (0.1%)
Reckitt Benckiser Treasury Services plc
2.375%, 6/24/22§		200,000	205,513

Tobacco (0.9%)
Altria Group, Inc.
2.350%, 5/6/25		800,000	847,848
BAT Capital Corp.
3.557%, 8/15/27		100,000	111,419
Imperial Brands Finance plc
3.125%, 7/26/24§		400,000	427,435
3.500%, 7/26/26§		600,000	658,919
3.875%, 7/26/29§		800,000	895,506

			2,941,127

Total Consumer Staples			5,537,690

Energy (1.7%)
Energy Equipment & Services (0.1%)
Baker Hughes a GE Co. LLC
2.773%, 12/15/22		300,000	312,901
Odebrecht Drilling Norbe VIII/IX Ltd.
7.350%, 12/1/26 PIK (m)		323,500	80,707
7.350%, 12/1/26 PIK§		813	203
Odebrecht Oil & Gas Finance Ltd.
(Zero Coupon), 2/1/21 (y)§		200,000	875

			394,686

Oil, Gas & Consumable Fuels (1.6%)
Boardwalk Pipelines LP
3.400%, 2/15/31		600,000	623,572
Energy Transfer Operating LP
5.250%, 4/15/29		600,000	697,616
Greenko Solar Mauritius Ltd.
5.950%, 7/29/26§		700,000	753,156
MPLX LP
4.000%, 3/15/28		300,000	342,365
ONEOK Partners LP
6.850%, 10/15/37		800,000	1,016,852
Sabine Pass Liquefaction LLC
4.200%, 3/15/28		100,000	114,174
4.500%, 5/15/30§		800,000	948,926
Saudi Arabian Oil Co.
2.750%, 4/16/22§		800,000	819,500

			5,316,161

Total Energy			5,710,847

Financials (13.7%)
Banks (6.8%)
Banco Santander SA
2.746%, 5/28/25		700,000	746,994
Bank of America Corp.
4.125%, 1/22/24		200,000	221,747
(ICE LIBOR USD 3 Month + 0.79%), 1.015%, 3/5/24 (k)		700,000	704,364
Banque Federative du Credit Mutuel SA
(ICE LIBOR USD 3 Month + 0.96%), 1.178%, 7/20/23 (k)§		600,000	608,748
Barclays Bank plc
10.179%, 6/12/21§		200,000	208,233
Barclays plc
(ICE LIBOR USD 3 Month + 1.63%), 1.849%, 1/10/23 (k)		900,000	908,611
BNP Paribas SA
3.500%, 3/1/23§		700,000	744,058
(ICE LIBOR USD 3 Month + 2.24%), 4.705%, 1/10/25 (k)§		700,000	777,375
Citigroup, Inc.
(SOFR + 1.67%), 1.678%, 5/15/24 (k)		900,000	926,497
(ICE LIBOR USD 3 Month + 1.02%), 1.248%, 6/1/24 (k)		700,000	707,645
(SOFR + 0.69%), 0.776%, 10/30/24 (k)		800,000	804,742
Credit Suisse Group Funding Guernsey Ltd.
3.450%, 4/16/21		500,000	504,481
3.800%, 9/15/22		600,000	633,509
Danske Bank A/S
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.35%), 1.621%, 9/11/26 (k)§		1,000,000	1,003,890
JPMorgan Chase & Co.
(ICE LIBOR USD 3 Month + 0.89%), 3.797%, 7/23/24 (k)		700,000	757,763
(SOFR + 1.51%), 2.739%, 10/15/30 (k)		900,000	978,230
Lloyds Bank plc
7.500%, 4/2/32 (e)(m)		600,000	495,072
Lloyds Banking Group plc
(SONIO/N + 5.01%), 7.625%, 6/27/23 (k)(m)(y)	GBP	200,000	299,981
Mitsubishi UFJ Financial Group, Inc.
(ICE LIBOR USD 3 Month + 0.74%), 0.968%, 3/2/23 (k)		$700,000	703,534
Mizuho Financial Group, Inc.
(ICE LIBOR USD 3 Month + 0.99%), 1.211%, 7/10/24 (k)		900,000	909,465
(ICE LIBOR USD 3 Month + 0.61%), 0.849%, 9/8/24 (k)		800,000	804,481

See Notes to Financial Statements.

1374

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Natwest Group plc
(USD Swap Semi 5 Year + 7.60%), 8.625%, 8/15/21 (k)(y)		$1,000,000	$1,034,710
2.500%, 3/22/23 (m)	EUR	100,000	128,866
Oversea-Chinese Banking Corp. Ltd.
(ICE LIBOR USD 3 Month + 0.45%), 0.672%, 5/17/21 (k)§		$600,000	600,534
QNB Finance Ltd.
(ICE LIBOR USD 3 Month + 1.57%), 1.788%, 7/18/21 (k)(m)		800,000	803,500
Societe Generale SA
4.250%, 9/14/23§		700,000	763,388
Standard Chartered plc
(ICE LIBOR USD 3 Month + 1.56%), 3.785%, 5/21/25 (k)§		700,000	760,277
Sumitomo Mitsui Financial Group, Inc.
1.474%, 7/8/25		800,000	818,972
UniCredit SpA
7.830%, 12/4/23§		900,000	1,059,905
United Overseas Bank Ltd.
3.200%, 4/23/21§		600,000	605,790
US Bancorp
1.450%, 5/12/25		900,000	934,044
Wells Fargo & Co.
(EURIBOR 3 Month + 1.85%), 1.741%, 5/4/30 (k)(m)	EUR	500,000	677,423

			22,636,829

Capital Markets (3.4%)
Cantor Fitzgerald LP
6.500%, 6/17/22§		$300,000	323,464
Credit Suisse AG
6.500%, 8/8/23 (m)		200,000	225,000
Credit Suisse Group AG
(USD Swap Semi 5 Year + 4.60%), 7.500%, 12/11/23 (k)(y)§		500,000	555,000
Deutsche Bank AG
4.250%, 10/14/21		500,000	512,836
3.300%, 11/16/22		600,000	625,528
3.950%, 2/27/23		500,000	530,332
(SOFR + 2.58%), 3.961%, 11/26/25 (k)		1,800,000	1,968,093
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 0.78%), 0.994%, 10/31/22 (k)		1,000,000	1,003,141
3.500%, 1/23/25		100,000	110,436
3.750%, 5/22/25		700,000	785,726
(ICE LIBOR USD 3 Month + 1.17%), 1.391%, 5/15/26 (k)		300,000	305,454
Intercontinental Exchange, Inc.
3.000%, 6/15/50		700,000	741,127
Lazard Group LLC
4.500%, 9/19/28		700,000	829,798
Nomura Holdings, Inc.
1.851%, 7/16/25		900,000	934,016
Stifel Financial Corp.
4.000%, 5/15/30		900,000	1,006,417
UBS Group AG
4.125%, 9/24/25§		200,000	228,642
4.125%, 4/15/26§		600,000	692,029

			11,377,039

Consumer Finance (2.5%)
Ford Motor Credit Co. LLC
(ICE LIBOR USD 3 Month + 0.88%), 1.104%, 10/12/21 (k)		400,000	395,205
(ICE LIBOR USD 3 Month + 1.08%), 1.296%, 8/3/22 (k)		925,000	902,030
(ICE LIBOR USD 3 Month + 1.24%), 1.456%, 2/15/23 (k)		600,000	578,992
5.584%, 3/18/24		700,000	753,375
General Motors Financial Co., Inc.
(ICE LIBOR USD 3 Month + 0.85%), 1.080%, 4/9/21 (k)		400,000	400,400
3.550%, 7/8/22		700,000	728,157
5.200%, 3/20/23		900,000	986,966
Harley-Davidson Financial Services, Inc.
3.550%, 5/21/21§		700,000	707,919
OneMain Finance Corp.
6.125%, 5/15/22		800,000	849,000
Volkswagen Bank GmbH
0.625%, 9/8/21 (m)	EUR	100,000	122,831
1.250%, 8/1/22 (m)		300,000	374,219
1.875%, 1/31/24 (m)		1,100,000	1,413,354

			8,212,448

Diversified Financial Services (0.7%)
GE Capital Funding LLC
3.450%, 5/15/25§		$900,000	988,841
GE Capital International Funding Co. Unlimited Co.
4.418%, 11/15/35		700,000	829,561
Synchrony Bank
3.650%, 5/24/21		700,000	706,734

			2,525,136

Insurance (0.3%)
First American Financial Corp.
4.000%, 5/15/30		700,000	801,138
Society of Lloyd’s
4.750%, 10/30/24 (m)	GBP	100,000	154,251

			955,389

Total Financials			45,706,841

Health Care (1.7%)
Biotechnology (0.6%)
AbbVie, Inc.
3.750%, 11/14/23		$600,000	652,025
2.950%, 11/21/26		700,000	770,221
Regeneron Pharmaceuticals, Inc.
1.750%, 9/15/30		700,000	687,786

			2,110,032

See Notes to Financial Statements.

1375

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Health Care Providers & Services (0.2%)
Cigna Corp.
3.050%, 11/30/22		$100,000	$104,600
CVS Health Corp.
3.500%, 7/20/22		100,000	104,210
4.300%, 3/25/28		508,000	600,689

			809,499

Pharmaceuticals (0.9%)
Bayer US Finance II LLC
(ICE LIBOR USD 3 Month + 1.01%), 1.226%, 12/15/23 (k)§		300,000	302,566
Johnson & Johnson
0.950%, 9/1/27		900,000	901,946
Mylan, Inc.
3.125%, 1/15/23§		700,000	734,815
Zoetis, Inc.
2.000%, 5/15/30		900,000	941,491

			2,880,818

Total Health Care			5,800,349

Industrials (2.3%)
Aerospace & Defense (0.9%)
Boeing Co. (The)
2.750%, 2/1/26		800,000	839,933
Leidos, Inc.
4.375%, 5/15/30§		800,000	949,120
Spirit AeroSystems, Inc.
4.600%, 6/15/28		700,000	691,250
Textron, Inc.
2.450%, 3/15/31		600,000	612,342

			3,092,645

Commercial Services & Supplies (0.3%)
Rockefeller Foundation (The)
Series 2020 2.492%, 10/1/50		800,000	824,620

Machinery (0.2%)
Platin 1426 GmbH
6.875%, 6/15/23§	EUR	500,000	613,549

Marine (0.3%)
AP Moller – Maersk A/S
4.500%, 6/20/29§		$700,000	815,848

Road & Rail (0.4%)
Central Japan Railway Co.
3.400%, 9/6/23 (m)		600,000	641,124
Pacific National Finance Pty. Ltd.
4.750%, 3/22/28 (m)		700,000	751,562

			1,392,686

Trading Companies & Distributors (0.2%)
Aircastle Ltd.
5.125%, 3/15/21		800,000	806,176

Total Industrials			7,545,524

Information Technology (2.6%)
Electronic Equipment, Instruments & Components (0.0%)
Arrow Electronics, Inc.
3.500%, 4/1/22		100,000	102,903

IT Services (0.7%)
Fiserv, Inc.
2.250%, 6/1/27		900,000	957,631
Global Payments, Inc.
2.900%, 5/15/30		700,000	760,865
PayPal Holdings, Inc.
2.850%, 10/1/29		700,000	777,524

			2,496,020

Semiconductors & Semiconductor Equipment (1.1%)
Broadcom Corp.
3.875%, 1/15/27		100,000	112,780
Broadcom, Inc.
4.110%, 9/15/28		743,000	849,377
4.150%, 11/15/30		900,000	1,038,795
Microchip Technology, Inc.
3.922%, 6/1/21		200,000	202,689
NXP BV
3.875%, 9/1/22§		800,000	843,206
5.350%, 3/1/26§		500,000	602,080

			3,648,927

Software (0.2%)
VMware, Inc.
4.700%, 5/15/30		500,000	602,357

Technology Hardware, Storage & Peripherals (0.6%)
Dell International LLC
5.450%, 6/15/23§		900,000	1,001,288
5.850%, 7/15/25§		700,000	834,586

			1,835,874

Total Information Technology			8,686,081

Materials (0.3%)
Chemicals (0.3%)
Huntsman International LLC
5.125%, 11/15/22		600,000	638,250
Syngenta Finance NV
3.933%, 4/23/21§		500,000	503,387

Total Materials			1,141,637

Real Estate (5.0%)
Equity Real Estate Investment Trusts (REITs) (5.0%)
Alexandria Real Estate Equities, Inc. (REIT)
4.300%, 1/15/26		300,000	347,715
4.500%, 7/30/29		200,000	245,219
American Tower Corp. (REIT)
3.375%, 5/15/24		800,000	870,302
AvalonBay Communities, Inc. (REIT)
2.300%, 3/1/30		800,000	852,236
Boston Properties LP (REIT)
4.500%, 12/1/28		600,000	716,880
3.250%, 1/30/31		900,000	985,575

See Notes to Financial Statements.

1376

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Brixmor Operating Partnership LP (REIT)
(ICE LIBOR USD 3 Month + 1.05%), 1.264%, 2/1/22 (k)		$200,000	$199,393
Corporate Office Properties LP (REIT)
2.250%, 3/15/26		800,000	834,945
EPR Properties (REIT)
3.750%, 8/15/29		700,000	663,403
Federal Realty Investment Trust (REIT)
3.500%, 6/1/30		900,000	1,000,076
GLP Capital LP (REIT)
5.250%, 6/1/25		100,000	112,443
5.750%, 6/1/28		200,000	236,550
Goodman US Finance Three LLC (REIT)
3.700%, 3/15/28§		500,000	545,509
Healthcare Trust of America Holdings LP (REIT)
3.500%, 8/1/26		700,000	790,613
Highwoods Realty LP (REIT)
4.125%, 3/15/28		100,000	114,065
Mid-America Apartments LP (REIT)
2.750%, 3/15/30		700,000	759,645
National Retail Properties, Inc. (REIT)
2.500%, 4/15/30		800,000	825,217
Physicians Realty LP (REIT)
4.300%, 3/15/27		100,000	109,352
Public Storage (REIT)
3.094%, 9/15/27		500,000	557,512
Realty Income Corp. (REIT)
3.000%, 1/15/27		300,000	329,372
3.250%, 1/15/31		600,000	676,540
Sabra Health Care LP (REIT)
4.800%, 6/1/24		700,000	748,045
Scentre Group Trust 1 (REIT)
4.375%, 5/28/30§		900,000	1,038,527
Service Properties Trust (REIT)
4.500%, 6/15/23		200,000	202,000
4.950%, 2/15/27		500,000	503,750
Simon Property Group LP (REIT)
2.450%, 9/13/29		700,000	731,834
Ventas Realty LP (REIT)
3.250%, 10/15/26		200,000	220,181
VEREIT Operating Partnership LP (REIT)
4.625%, 11/1/25		400,000	457,396
Washington Prime Group LP (REIT)
6.450%, 8/15/24 (e)		300,000	180,075
Welltower, Inc. (REIT)
2.750%, 1/15/31		800,000	843,806

Total Real Estate			16,698,176

Utilities (3.2%)
Electric Utilities (2.7%)
Duke Energy Corp.
2.450%, 6/1/30		600,000	634,441
Duke Energy Ohio, Inc.
3.650%, 2/1/29		500,000	577,144
Edison International
3.550%, 11/15/24		600,000	634,850
Enel Finance International NV
2.875%, 5/25/22§		800,000	825,244
4.250%, 9/14/23§		700,000	766,533
ITC Holdings Corp.
2.950%, 5/14/30§		600,000	652,559
NextEra Energy Capital Holdings, Inc.
2.250%, 6/1/30		900,000	940,390
Niagara Mohawk Power Corp.
4.278%, 12/15/28§		900,000	1,076,135
Pacific Gas and Electric Co.
(ICE LIBOR USD 3 Month + 1.38%), 1.600%, 11/15/21 (k)		800,000	800,647
3.750%, 2/15/24		600,000	638,888
3.500%, 6/15/25		300,000	321,368
3.150%, 1/1/26 (x)		600,000	639,337
2.950%, 3/1/26		600,000	633,350

			9,140,886

Multi-Utilities (0.5%)
Sempra Energy
(ICE LIBOR USD 3 Month + 0.45%), 0.667%, 3/15/21 (k)		900,000	900,522
WEC Energy Group, Inc.
1.375%, 10/15/27		800,000	804,019

			1,704,541

Total Utilities			10,845,427

Total Corporate Bonds			125,079,638

Foreign Government Securities (2.6%)
Japan Finance Organization for Municipalities
3.375%, 9/27/23§		1,100,000	1,185,093
Japan International Cooperation Agency
2.750%, 4/27/27		600,000	667,469
Province of Ontario
4.000%, 6/2/21	CAD	900,000	719,111
3.150%, 6/2/22		300,000	245,404
Province of Quebec
2.750%, 8/25/21		$700,000	711,108
3.500%, 12/1/22	CAD	300,000	250,486
3.750%, 9/1/24		200,000	175,809
Republic of Chile
2.450%, 1/31/31		$800,000	856,000
Republic of Peru
6.350%, 8/12/28 (m)	PEN	1,000,000	350,393
5.940%, 2/12/29§		2,100,000	722,605
6.950%, 8/12/31 (m)		3,000,000	1,075,140
State of Qatar
3.875%, 4/23/23§		$800,000	859,000
4.000%, 3/14/29§		700,000	830,375
Total Foreign Government Securities			8,647,993

See Notes to Financial Statements.

1377

EQ ADVISORS TRUST

EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Mortgage-Backed Securities (27.8%)
FHLMC
4.500%, 4/1/29		$28,356	$31,337
6.000%, 1/1/37		68,502	81,800
4.000%, 1/1/41		55,238	61,269
3.500%, 3/1/48		148,325	157,236
FNMA
2.310%, 8/1/22		194,692	198,904
2.766%, 5/1/38 (l)		195,557	205,502
FNMA UMBS
4.500%, 1/1/34		77,393	84,930
5.500%, 4/1/34		35,731	41,365
5.500%, 5/1/34		74,974	86,706
3.000%, 7/1/35		1,659,213	1,741,055
5.500%, 3/1/38		51,897	60,899
5.000%, 8/1/39		74,032	85,372
4.500%, 12/1/41		37,644	42,040
4.500%, 7/1/44		64,594	71,469
FNMA/FHLMC UMBS, 30 Year, Single Family
3.500%, 1/25/51 TBA		700,000	740,141
3.000%, 2/25/51 TBA		16,600,000	17,407,953
3.500%, 2/25/51 TBA		11,000,000	11,647,109
4.000%, 2/25/51 TBA		9,600,000	10,266,000
2.000%, 3/25/51 TBA		23,600,000	24,441,674
2.500%, 3/25/51 TBA		8,400,000	8,827,219
GNMA
3.000%, 7/15/45		62,813	65,950
3.000%, 8/15/45		112,868	118,506
4.500%, 1/20/49		809,976	874,203
5.000%, 1/20/49		12,197	13,336
5.000%, 2/20/49		148,870	162,725
5.000%, 7/20/49		4,912,993	5,356,400
4.500%, 1/15/51 TBA		5,000,000	5,365,625
3.000%, 3/15/51 TBA		4,400,000	4,604,531

Total Mortgage-Backed Securities			92,841,256

Municipal Bonds (0.5%)
City Of Chicago General Obligation Bonds, Taxable Series 2015 B 7.750%, 1/1/42		50,000	54,224
New York State Urban Development Corp., St Personal Income Tax, Series 2020B 1.346%, 3/15/26		800,000	816,488
The Regent of The University of California General Revenue Bonds 2020, Series BG 1.614%, 5/15/30		700,000	707,364

Total Municipal Bonds			1,578,076

U.S. Treasury Obligations (24.4%)
U.S. Treasury Bonds
1.375%, 11/15/40		14,000,000	13,847,857
3.125%, 2/15/42		500,000	655,563
3.375%, 5/15/44		1,400,000	1,914,596
3.125%, 8/15/44		2,100,000	2,769,624
2.875%, 8/15/45		600,000	763,521
3.000%, 8/15/48		16,800,000	22,107,169
2.875%, 5/15/49		900,000	1,162,369
1.250%, 5/15/50		1,300,000	1,179,931
1.375%, 8/15/50		1,200,000	1,123,752
U.S. Treasury Notes
2.875%, 9/30/23#,(v)		26,400,000	28,361,431
2.875%, 8/15/28		6,700,000	7,782,434

Total U.S. Treasury Obligations			81,668,247

Total Long-Term Debt Securities (111.6%) (Cost $347,916,096)			372,890,582

SHORT-TERM INVESTMENTS:
Foreign Government Treasury Bills (8.9%)
Federative Republic of Brazil
0.00%, 4/1/21 (p)	BRL	51,100,000	9,788,312
0.00%, 10/1/21 (p)		18,000,000	3,399,951
Japan Treasury Bill
0.27%, 3/22/21 (p)	JPY	1,730,000,000	16,744,426

Total Foreign Government Treasury Bills			29,932,689

Repurchase Agreements (0.1%)
Citigroup Global Markets Ltd.,
0.12%, dated 12/31/20, due 1/4/21, repurchase price $88,401, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145% - 2.500%, maturing 8/31/21 - 2/15/46; total market value $90,168. (xx)		$88,400	88,400
Deutsche Bank Securities, Inc.,
0.05%, dated 12/31/20, due 1/4/21, repurchase price $353,602, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $360,672. (xx)		353,600	353,600

Total Repurchase Agreements			442,000

U.S. Treasury Obligations (3.7%)
U.S. Treasury Bills
0.03%, 1/12/21 (p),(v)		738,000	737,992
0.05%, 1/26/21 (p),(v)		9,400,000	9,399,628
0.07%, 2/4/21 (p)		2,100,000	2,099,863

Total U.S. Treasury Obligations			12,237,483

Total Short-Term Investments (12.7%) (Cost $42,241,813)			42,612,172

Total Investments Before Securities Sold Short (124.3%) (Cost $390,157,909)			415,502,754

See Notes to Financial Statements.

1378

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
SECURITIES SOLD SHORT:
Mortgage-Backed Security (-0.1%)
GNMA
5.000%, 1/15/51 TBA	$(500,000)	$(545,391)

Total Securities Sold Short (-0.1%) (Proceeds Received $546,250)		(545,391)

Total Investments after Securities Sold Short (124.2%) (Cost $389,611,659)		414,957,363
Other Assets Less Liabilities (-24.2%)		(80,782,091)

Net Assets (100%)		$334,175,272

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2020, the market value of these securities amounted to $71,150,918 or 21.3% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $124,619.
(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2020. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2020.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2020.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $11,930,935 or 3.6% of net assets.

(p)	Yield to maturity.
(v)	All, or a portion of security held by broker as collateral for forward foreign currency contracts and centrally cleared swaps, with a total collateral value of $1,467,997.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $426,160. This was collateralized by cash of $442,000 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2020.

Glossary:
ARM	—	Adjustable Rate Mortgage
AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CLO	—	Collateralized Loan Obligation
EUR	—	European Currency Unit
EURIBOR	—	Euro Interbank Offered Rate
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GBP	—	British Pound
GNMA	—	Government National Mortgage Association
ICE	—	Intercontinental Exchange
IO	—	Interest Only
JPY	—	Japanese Yen
LIBOR	—	London Interbank Offered Rate
PIK	—	Payment-in Kind Security
PEN	—	Peruvian Sol
SOFR	—	Secured Overnight Financing Rate
SONIA	—	Sterling Over Night Index Average
TBA	—	To Be Announced; Security is subject to delayed delivery
UMBS	—	Uniform Mortgage-Backed Securities
USD	—	United States Dollar

Country Diversification As a Percentage of Total Net Assets
Australia	0.7%
Bermuda	0.2
Brazil	4.0
Canada	1.0
Cayman Islands	4.2
Chile	0.3
Denmark	0.5
France	0.9
Germany	2.8
India	0.2
Ireland	0.3
Italy	0.8
Japan	7.4
Netherlands	0.4
Peru	0.6
Qatar	0.7
Saudi Arabia	0.2
Singapore	0.4
Spain	0.2
Switzerland	1.0
United Kingdom	5.2
United States	92.2
Cash and Other	(24.2)

100.0%

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 5 Year Note	59	3/2021	USD	7,443,680	16,976
U.S. Treasury 10 Year Note	6	3/2021	USD	828,469	1,679

					18,655

Short Contracts
Japan 10 Year Bond	(2)	3/2021	JPY	(2,942,618)	(369)
U.S. Treasury Long Bond	(30)	3/2021	USD	(5,195,625)	42,847

					42,478

					61,133

Forward Foreign Currency Contracts outstanding as of December 31, 2020 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	1,243,000	USD	922,857	Bank of America	2/19/2021	35,851
CAD	1,081,000	USD	840,889	Bank of America	2/19/2021	8,479
CAD	553,000	USD	431,827	Goldman Sachs Bank USA	2/19/2021	2,679
EUR	217,000	USD	258,456	Citibank NA	2/19/2021	6,920
EUR	517,000	USD	629,570	HSBC Bank plc	2/19/2021	2,688
GBP	283,000	USD	378,292	Citibank NA	2/19/2021	8,831
USD	1,003,613	PEN	3,616,319	Citibank NA**	2/24/2021	4,363
USD	6,716,168	BRL	34,100,000	JPMorgan Chase Bank**	4/5/2021	165,971

Total unrealized appreciation						235,782

USD	1,161,440	AUD	1,583,000	HSBC Bank plc	2/19/2021	(59,504)
USD	2,798,006	CAD	3,659,000	HSBC Bank plc	2/19/2021	(76,961)
USD	454,480	EUR	381,000	Bank of America	2/19/2021	(11,458)
USD	5,429,235	EUR	4,582,000	Goldman Sachs Bank USA	2/19/2021	(174,254)
USD	11,688,624	GBP	8,862,000	Bank of America	2/19/2021	(433,928)
USD	317,022	GBP	236,000	Barclays Bank plc	2/19/2021	(5,809)
USD	88,609	JPY	9,300,000	HSBC Bank plc	2/19/2021	(1,506)
USD	3,595,724	JPY	373,261,350	Barclays Bank plc	3/22/2021	(22,428)
USD	13,067,238	JPY	1,356,738,650	HSBC Bank plc	3/22/2021	(84,103)
USD	3,019,753	BRL	17,000,000	Citibank NA**	4/5/2021	(245,742)
USD	3,164,835	BRL	18,000,000	JPMorgan Chase Bank**	10/4/2021	(255,234)

Total unrealized depreciation						(1,370,927)

Net unrealized depreciation						(1,135,145)

**	Non-deliverable forward.

Written Put Options Contracts as of December 31, 2020 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value ($)
FNMA/FHLMC UMBS, 30 Year, Single Family	JPMorgan Chase Bank	1,500,000	USD (1,500,000)	USD 1.02	2/4/2021	(3,353)

Total Written Options Contracts (Premiums Received ($3,750))						(3,353)

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Centrally Cleared Credit default swap contracts outstanding — sell protection as of December 31, 2020 (Note 1):

Reference Obligation/Index	Financing Rate (Paid) / Received by the Portfolio (%)	Frequency of Payments Made/Received	Maturity Date	Implied Credit Spread (%)	Notional Amount	Upfront (Payments) Receipts ($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
General Electric Co.	1.00	Quarterly	12/20/2023	0.57	USD 400,000	(10,713)	15,909	5,196
General Electric Co.	1.00	Quarterly	6/20/2024	0.68	USD 300,000	(2,421)	5,804	3,383
General Electric Co.	1.00	Quarterly	6/20/2024	0.68	USD 100,000	(839)	1,966	1,127
Rolls-Royce plc	1.00	Quarterly	6/20/2024	2.65	EUR 300,000	567	(20,572)	(20,005)
Rolls-Royce plc	1.00	Quarterly	6/20/2024	2.65	EUR 300,000	453	(20,458)	(20,005)
Rolls-Royce plc	1.00	Quarterly	6/20/2025	2.91	EUR 200,000	(27,870)	8,391	(19,479)

Total Centrally Cleared Credit default swap contracts outstanding . . . . . . . . . . . . . .						(40,823)	(8,960)	(49,783)

Centrally Cleared Interest rate swap contracts outstanding as of December 31, 2020 (Note 1):

Floating Rate Index 1	Fixed Rate	Pay/ Receive Floating Rate	Maturity Date	Notional Amount		Upfront (Payments) Receipts($)	Unrealized Appreciation (Depreciation) ($)	Value ($)
1 day CDI At Termination	3.36 at termination	Pay	1/3/2022	BRL	20,163,385	(1,431)	32,095	30,664
1 day CDI At Termination	3.36 at termination	Pay	1/3/2022	BRL	6,721,128	56	10,165	10,221
1 day CDI At Termination	3.36 at termination	Pay	1/3/2022	BRL	11,521,934	(948)	18,470	17,522
1 day CDI At Termination	3.36 at termination	Pay	1/3/2022	BRL	83,534,023	31,583	95,456	127,039
1 day CDI At Termination	3.36 at termination	Pay	1/3/2022	BRL	9,601,612	2,703	11,899	14,602
1 day CDI At Termination	3.36 at termination	Pay	1/3/2022	BRL	25,924,352	8,136	31,289	39,425

						40,099	199,374	239,473

6 month LIBOR Semi-Annual	0.75 semi-annually	Receive	12/20/2038	JPY	462,700,000	(262,833)	(150,138)	(412,971)
1 day CDI At Termination	2.87 at termination	Receive	1/3/2022	BRL	3,887,074	–	(298)	(298)
1 day CDI At Termination	2.86 at termination	Receive	1/3/2022	BRL	7,773,258	–	(530)	(530)
1 day CDI At Termination	2.88 at termination	Receive	1/3/2022	BRL	3,885,301	–	(459)	(459)
1 day SONIA Annual	0.50 annually	Receive	6/16/2051	GBP	3,700,000	(258,044)	(23,104)	(281,148)
1 day CDI At Termination	2.87 at termination	Receive	1/3/2022	BRL	3,207,212	(3)	(220)	(223)
6 month LIBOR Semi-Annual	0.04 semi-annually	Pay	3/10/2038	JPY	65,000,000	–	(19,202)	(19,202)
6 month LIBOR Semi-Annual	0.04 semi-annually	Pay	3/10/2038	JPY	65,000,000	–	(19,648)	(19,648)
6 month LIBOR Semi-Annual	0.12 semi-annually	Pay	8/22/2039	JPY	20,000,000	–	(4,414)	(4,414)
6 month LIBOR Semi-Annual	0.12 semi-annually	Pay	8/22/2039	JPY	20,000,000	–	(4,432)	(4,432)
1 day CDI At Termination	2.85 at termination	Receive	1/3/2022	BRL	11,374,522	(64)	(229)	(293)

						(520,944)	(222,674)	(743,618)

						(480,845)	(23,300)	(504,145)

(1)	Value of floating rate index at December 31, 2020 was as follows:

Floating Rate Index	Value
1 Day SONIA GBP	0.04%
1 Day CDI BRL	5.48%
6 Month LIBOR JPY	(0.06)%

See Notes to Financial Statements.

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EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$31,027,467	$—	$31,027,467
Collateralized Mortgage Obligations	—	21,028,846	—	21,028,846
Commercial Mortgage-Backed Securities	—	11,019,059	—	11,019,059
Corporate Bonds
Communication Services	—	6,852,719	—	6,852,719
Consumer Discretionary	—	10,554,347	—	10,554,347
Consumer Staples	—	5,537,690	—	5,537,690
Energy	—	5,710,847	—	5,710,847
Financials	—	45,706,841	—	45,706,841
Health Care	—	5,800,349	—	5,800,349
Industrials	—	7,545,524	—	7,545,524
Information Technology	—	8,686,081	—	8,686,081
Materials	—	1,141,637	—	1,141,637
Real Estate	—	16,698,176	—	16,698,176
Utilities	—	10,845,427	—	10,845,427
Centrally Cleared Credit Default Swaps	—	32,070	—	32,070
Foreign Government Securities	—	8,647,993	—	8,647,993
Forward Currency Contracts	—	235,782	—	235,782
Futures	61,502	—	—	61,502
Centrally Cleared Interest Rate Swaps	—	199,374	—	199,374
Mortgage-Backed Securities	—	92,841,256	—	92,841,256
Municipal Bonds	—	1,578,076	—	1,578,076
Short-Term Investments
Foreign Government Treasury Bills	—	29,932,689	—	29,932,689
Repurchase Agreements	—	442,000	—	442,000
U.S. Treasury Obligations	—	12,237,483	—	12,237,483
U.S. Treasury Obligations	—	81,668,247	—	81,668,247

Total Assets	$61,502	$415,969,980	$—	$416,031,482

Liabilities:
Centrally Cleared Credit Default Swaps	—	(41,030)	—	(41,030)
Forward Currency Contracts	—	(1,370,927)	—	(1,370,927)
Futures	(369)	—	—	(369)
Centrally Cleared Interest Rate Swaps	—	(222,674)	—	(222,674)
Mortgage-Backed Securities	—	(545,391)	—	(545,391)
Options Written
Put Options Written	—	(3,353)	—	(3,353)

Total Liabilities	$(369)	$(2,183,375)	$—	$(2,183,744)

Total	$61,133	$413,786,605	$—	$413,847,738

See Notes to Financial Statements.

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EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$260,876 *
Foreign exchange contracts	Receivables	235,782
Credit contracts	Receivables	32,070

Total		$528,728

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(226,396)*
Foreign exchange contracts	Payables	(1,370,927)
Credit contracts	Payables	(41,030)

Total		$(1,638,353)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$136,213	$(1,114,579)	$—	$149,293	$(829,073)
Foreign exchange contracts	76,675	—	(11,939)	—	64,736
Credit contracts	1,967	—	—	36,188	38,155

Total	$214,855	$(1,114,579)	$(11,939)	$185,481	$(726,182)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$(300)	$(5,423)	$—	$47,927	$42,204
Foreign exchange contracts	—	—	(481,132)	—	(481,132)
Credit contracts	—	—	—	(143,612)	(143,612)

Total	$(300)	$(5,423)	$(481,132)	$(95,685)	$(582,540)

^ This Portfolio held forward foreign currency, futures contracts, option contracts and swaps contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held option contracts with an average notional balance of approximately $115,000 for seven months, forward foreign currency contracts with an average settlement value of approximately $44,390,000, futures contracts with an average notional balance of approximately $79,792,000 and swaps contracts with an average notional balance of $20,123,000 respectively, during the year ended December 31, 2020.

See Notes to Financial Statements.

1383

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EQ/PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2020:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$44,330	(44,330)	$—	$—
Citibank NA	20,114	(20,114)	—	—
Goldman Sachs Bank USA	2,679	(2,679)	—	—
HSBC Bank plc	2,688	(2,688)		—
JPMorgan Chase Bank .	165,971	(165,971)		—

Total	$235,782	$(235,782)	$—	$—

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged *	Net Amount Due to Counterparty
Bank of America	$445,386	(44,330)	$(353,993)	$47,063
Barclays Bank plc	28,237	—	—	28,237
Citibank NA	245,742	(20,114)	(225,628)	—
Goldman Sachs Bank USA	174,254	(2,679)	—	171,575
HSBC Bank plc	222,074	(2,688)		219,386
JPMorgan Chase Bank .	258,587	(165,971)	(92,616)	—

Total	$1,374,280	$(235,782)	$(672,237)	$466,261

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

*	The table above does not include the additional collateral pledged from the counterparty. Total additional collateral pledged is $795,760

The average amount of borrowings while outstanding for 151 days during the year ended December 31,2020, was approximately $33,138,000 at a weighted average interest rate of 1.62%.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,113,937,909
Long-term U.S. government debt securities	26,616,489

$2,140,554,398

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,162,957,632
Long-term U.S. government debt securities	79,879,524

$2,242,837,156

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$27,657,878
Aggregate gross unrealized depreciation	(2,848,167)

Net unrealized appreciation	$24,809,711

Federal income tax cost of investments in securities and derivative instruments, if applicable	$388,516,359

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $389,715,909)	$415,060,754
Repurchase Agreements (Cost $442,000)	442,000
Cash	1,150,497
Foreign cash (Cost $1,079,961)	1,108,691
Cash held as collateral at broker for swaps	1,189,000
Receivable for forward settling transactions	183,924,336
Dividends, interest and other receivables	1,701,294
Unrealized appreciation on forward foreign currency contracts	235,782
Variation Margin on Centrally Cleared Swaps	229,006
Receivable for Portfolio shares sold	100,831
Due from broker for futures variation margin	55,309
Receivable for securities sold	15,772
Securities lending income receivable	107
Other assets	1,571

Total assets	605,214,950

LIABILITIES
Payable for forward settling transactions	266,079,027
Unrealized depreciation on forward foreign currency contracts	1,370,927
Payable for securities purchased	1,000,000
Payable for Portfolio shares redeemed	764,524
Securities sold short (Proceeds received $546,250)	545,391
Payable for return of cash collateral on forward settling transactions	542,000
Payable for return of collateral on securities loaned	442,000
Investment management fees payable	89,831
Distribution fees payable – Class IB	70,507
Administrative fees payable	26,632
Options written, at value (Premiums received $3,750)	3,353
Accrued expenses	105,486

Total liabilities	271,039,678

NET ASSETS	$334,175,272

Net assets were comprised of:
Paid in capital	$314,856,097
Total distributable earnings (loss)	19,319,175

Net assets	$334,175,272

Class IB
Net asset value, offering and redemption price per share, $334,175,272 / 29,486,285 shares outstanding (unlimited amount authorized: $0.01 par value)	$11.33

(x)	Includes value of securities on loan of $426,160.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Interest	$7,649,072
Securities lending (net)	3,724

Total income	7,652,796

EXPENSES
Investment management fees	1,567,755
Distribution fees – Class IB	783,877
Administrative fees	298,731
Professional fees	91,925
Custodian fees	83,000
Printing and mailing expenses	46,549
Trustees’ fees	10,060
Interest expense	2,776
Miscellaneous	44,093

Gross expenses	2,928,766
Less: Waiver from investment manager	(574,201)

Net expenses	2,354,565

NET INVESTMENT INCOME (LOSS)	5,298,231

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	11,393,472
Futures contracts	(1,114,579)
Forward foreign currency contracts	(11,939)
Foreign currency transactions	(693,519)
Swaps	185,481
Options written	216,572
Securities sold short	257

Net realized gain (loss)	9,975,745

Change in unrealized appreciation (depreciation) on:
Investments in securities	10,268,201
Futures contracts	(5,423)
Forward foreign currency contracts	(481,132)
Foreign currency translations	66,303
Options written	(5,665)
Securities sold short	859
Swaps	(95,685)

Net change in unrealized appreciation (depreciation)	9,747,458

NET REALIZED AND UNREALIZED GAIN (LOSS)	19,723,203

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$25,021,434

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,298,231	$7,200,818
Net realized gain (loss)	9,975,745	2,014,443
Net change in unrealized appreciation (depreciation)	9,747,458	12,968,021

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	25,021,434	22,183,282

Distributions to shareholders:
Class IB	(17,111,931)	(12,483,460)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [6,801,298 and 5,246,170 shares, respectively]	78,774,269	58,385,147
Capital shares issued in reinvestment of dividends and distributions [ 1,513,005 and 1,129,107 shares, respectively]	17,111,931	12,483,460
Capital shares repurchased [(5,493,036) and (3,620,511) shares, respectively]	(62,859,919)	(40,162,071)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	33,026,281	30,706,536

TOTAL INCREASE (DECREASE) IN NET ASSETS	40,935,784	40,406,358
NET ASSETS:
Beginning of year	293,239,488	252,833,130

End of year	$334,175,272	$293,239,488

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 22, 2018* to December 31, 2018
Class IB	2020		2019
Net asset value, beginning of period	$11.00		$10.57		$10.51

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20		0.29		0.05
Net realized and unrealized gain (loss)	0.74		0.63		0.12

Total from investment operations	0.94		0.92		0.17

Less distributions:
Dividends from net investment income	(0.21)		(0.22)		(0.07)
Distributions from net realized gains	(0.40)		(0.27)		(0.04)

Total dividends and distributions	(0.61)		(0.49)		(0.11)

Net asset value, end of period	$11.33		$11.00		$10.57

Total return (b)	8.58%		8.68%		1.62%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$334,175		$293,239		$252,833
Ratio of expenses to average net assets:
After waivers (a)(f)	0.75	%(j)	1.30	%***(k)	1.39	%**(m)
Before waivers (a)(f)	0.93%		1.51	%***	1.60	%**
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	1.69%		2.62%		2.68	%(l)
Before waivers (a)(f)	1.51%		2.41%		2.47	%(l)
Portfolio turnover rate^	515%		430%		122	%(z)
*	Commencement of Operations.
**	Includes Interest Expense of 0.64%.
***	Includes Interest Expense of 0.55%.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 0.75% for Class IB.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.30% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(m)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.39% for Class IB.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	1.07%	1.71%	0.96%
Portfolio – Class IB Shares	1.17	1.70	0.95
Portfolio – Class K Shares*	1.32	1.96	1.26
ICE BofA 3-Month U.S. Treasury Bill Index	0.67	1.20	0.64

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 1.17% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index, which returned 0.67% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Holdings of investment-grade corporate credit were additive.

•	U.S. interest rate strategies added to performance for the year.

•	Select holdings of securitized credit contributed to returns.

What hurt performance during the year:

•	Short exposure to high yield corporate credit detracted from performance.

•	Holdings of U.S. inflation-linked securities detracted from performance for the period.

How derivatives contributed/detracted from performance during the year:

•	Interest rate strategies, which were partially facilitated through the use of futures and options, were negative for performance over the year.

•

Derivatives are used in the portfolio as a means to gain or decrease exposure to securities, markets, or sectors, as a substitute for exposure that may not otherwise be accessible through the use of cash bonds, for purposes of liquidity, or to take advantage of anticipated changes in market volatility.

Portfolio Positioning and Outlook — Pacific Investment Management Company, LLC

We expect the global economy to continue its transition from hurting to healing in 2021 and make good progress on the long climb back to its pre-crisis trend, especially in the second half of this year. However, while risk markets can continue to perform well in the near term as the dual impact of policy stimulus and vaccine rollout takes hold, much of this is now priced in, and on the path to full recovery, investors should beware of obstacles that command careful portfolio construction to weather renewed bouts of volatility in financial markets.

Fiscal fatigue in some advanced economies is one such risk. Another is the likely transition in China from credit easing to tightening in the course of this year. Moreover, economic scarring could impede the return to pre-pandemic activity levels and make the recovery bumpy and uneven across countries and sectors.

Following an outsized contraction of economic activity in 2020, global output and demand are likely to rebound strongly this year. We expect the current renewed weakness due to lockdowns in major economies to give way to accelerating economic growth from around the second quarter, driven by the broadening rollout of vaccines and continued fiscal and monetary policy support. We forecast economic activity in the U.S. to reach pre-recession peak levels during the second half of this year, while Europe, due to its current double-dip, is unlikely to fully make up the output losses until the middle of 2022

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despite the sharp growth bounce we expect from the second quarter. Meanwhile, the Chinese economy, which already operates above pre-crisis levels and has exhibited strong growth momentum into the new year, should record gross domestic product (GDP) growth above 8% in 2021, after a decidedly subpar 2% or so last year.

We see this as a time for careful portfolio positioning and not for excessive optimism or risk-taking. Given the overall low level of yields, tight spreads, and low volatility, we plan to place significant emphasis on capital preservation and careful liquidity management. We will look to be patient and flexible, to guard against a rise in market volatility, and seek to add alpha in more difficult market conditions.

Portfolio Characteristics As of December 31, 2020
Weighted Average Life (Years)	0.20
Weighted Average Coupon (%)	1.13
Weighted Average Effective Duration (Years)*	0.23
Weighted Average Rating**	AA-

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2020	% of Net Assets
Financials	19.7%
U.S. Government Agency Securities	14.6
U.S. Treasury Obligations	13.4
Asset-Backed Securities	12.6
Collateralized Mortgage Obligations	11.9
Consumer Discretionary	6.0
Utilities	4.2
Commercial Mortgage-Backed Securities	3.7
Industrials	2.5
Consumer Staples	2.5
Health Care	2.3
Communication Services	1.6
Information Technology	1.0
Supranational	1.0
Energy	0.9
Municipal Bonds	0.9
Repurchase Agreements	0.5
Real Estate	0.4
Materials	0.1
Mortgage-Backed Securities	0.1
Cash and Other	0.1

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

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EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,008.70	$4.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.12	4.06
Class IB
Actual	1,000.00	1,008.70	4.04
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.11	4.06
Class K
Actual	1,000.00	1,010.20	2.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.37	2.80

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.80%, 0.80% and 0.55%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2020

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (12.6%)
AmeriCredit Automobile Receivables Trust, Series 2020-3 A2 0.420%, 3/18/24	$6,000,000	$6,008,135
Arkansas Student Loan Authority, Series 2010-1 A 1.107%, 11/25/43 (l)	713,968	693,497
CarMax Auto Owner Trust, Series 2020-3 A2A 0.490%, 6/15/23	2,000,000	2,002,805
Chesapeake Funding II LLC, Series 2018-2A A2 0.529%, 8/15/30 (l)§	2,152,323	2,164,202
Citibank Credit Card Issuance Trust, Series 2017-A5 A5 0.764%, 4/22/26 (l)	3,000,000	3,031,852
Citigroup Mortgage Loan Trust, Series 2007-AMC2 A3A 0.225%, 1/25/37 (l)	41,516	32,876
Dell Equipment Finance Trust, Series 2020-2 A2 0.470%, 10/24/22§	7,000,000	7,009,211
DT Auto Owner Trust, Series 2020-3A A 0.540%, 4/15/24§	5,847,189	5,859,788
Edsouth Indenture No. 3 LLC, Series 2012-2 A 0.875%, 4/25/39 (l)§	567,414	563,852
Enterprise Fleet Financing LLC, Series 2019-3 A2 2.060%, 5/20/25§	1,644,229	1,671,668
Federal Express Corp. Pass-Through Trust, Series 1998 6.720%, 1/15/22	864,688	868,975
FirstKey Homes Trust, Series 2020-SFR2 A 1.266%, 10/19/37§	5,300,000	5,309,377
Ford Credit Floorplan Master Owner Trust A,
Series 2018-3 A2 0.559%, 10/15/23 (l)	7,000,000	7,014,890
Series 2019-3 A2 0.759%, 9/15/24 (l)	2,200,000	2,214,677
Series 2020-1 A1 0.700%, 9/15/25	6,400,000	6,431,716
GLS Auto Receivables Issuer Trust,
Series 2020-3A A 0.690%, 10/16/23§	2,273,938	2,274,168
GM Financial Consumer Automobile Receivables Trust, Series 2020-1 A2 1.830%, 1/17/23	1,338,303	1,343,429
GMF Floorplan Owner Revolving Trust, Series 2020-1 A 0.680%, 8/15/25§	3,000,000	3,016,048
GSAA Trust, Series 2007-6 A4 0.745%, 5/25/47 (l)	121,071	98,697
Hertz Fleet Lease Funding LP, Series 2018-1 A2 3.230%, 5/10/32§	764,982	768,285
Marlette Funding Trust, Series 2019-3A A 2.690%, 9/17/29§	548,344	552,217
Massachusetts Educational Financing Authority, Series 2008-1 A1 1.165%, 4/25/38 (l)	105,809	105,809
Mill City Mortgage Loan Trust, Series 2017-2 A1 2.750%, 7/25/59 (l)§	1,013,426	1,031,344
Navient Private Education Loan Trust, Series 2015-AA A2A 2.650%, 12/15/28§	338,107	337,611
Navient Private Education Loan Trust 2020-I, Series 2020-IA A1B 0.000%, 4/15/69 (l)§	6,000,000	5,999,973
Navient Private Education Refi Loan Trust,
Series 2020-A A1 0.509%, 11/15/68 (l)§	1,621,734	1,618,699
Series 2020-DA A 1.690%, 5/15/69§	3,184,164	3,239,912
Series 2020-GA A 1.170%, 9/16/69§	2,523,818	2,537,150
Navient Student Loan Trust,
Series 2017-5A A 0.945%, 7/26/66 (l)§	3,105,876	3,098,098
Nelnet Student Loan Trust,
Series 2005-3 A5 0.356%, 12/24/35 (l)	2,981,804	2,908,643
Series 2013-5A A 0.775%, 1/25/37 (l)§	1,303,780	1,291,253
Series 2016-1A A 0.945%, 9/25/65 (l)§	6,461,581	6,430,094
Series 2019-2A A 1.045%, 6/27/67 (l)§	1,207,396	1,195,842
Nissan Master Owner Trust Receivables, Series 2019-A A 0.719%, 2/15/24 (l)	2,000,000	2,009,930
Northstar Education Finance, Inc., Series 2012-1 A 0.850%, 12/26/31 (l)§	600,251	602,151
Northwest Airlines Pass-Through Trust, Series 2002-1 G-2 6.264%, 11/20/21	81,259	80,794
PFS Financing Corp., Series 2020-B A 1.210%, 6/15/24§	3,000,000	3,025,743
Series 2020-F A 0.930%, 8/15/24§	1,300,000	1,306,417
PHEAA Student Loan Trust,
Series 2016-2A A 1.095%, 11/25/65 (l)§	2,295,376	2,290,426

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Santander Drive Auto Receivables Trust,
Series 2020-2 A2A 0.620%, 5/15/23	$1,491,923	$1,493,213
SLC Student Loan Trust,
Series 2005-2 A3 0.326%, 3/15/27 (l)	80,660	80,638
Series 2005-3 A3 0.336%, 6/15/29 (l)	1,619,059	1,608,457
Series 2006-1 A5 0.326%, 3/15/27 (l)	1,489,246	1,479,247
Series 2006-2 A5 0.317%, 9/15/26 (l)	682,654	682,017
SLM Student Loan Trust,
Series 2004-10 A7B 0.815%, 10/25/29 (l)§	1,875,432	1,867,253
Series 2005-7 A4 0.365%, 10/25/29 (l)	1,610,637	1,596,012
Series 2005-8 A4 0.765%, 1/25/28 (l)	666,804	666,914
Series 2008-9 A 1.715%, 4/25/23 (l)	1,771,990	1,781,292
Series 2010-1 A 0.545%, 3/25/25 (l)	2,386,648	2,350,758
Series 2012-3 A 0.800%, 12/27/38 (l)	5,917,813	5,885,889
SMB Private Education Loan Trust,
Series 2015-A A2B 1.159%, 6/15/27 (l)§	2,747,597	2,751,624
Series 2015-B A2B 1.359%, 7/15/27 (l)§	989,424	993,774
Series 2016-C A2A 2.340%, 9/15/34§	3,812,248	3,878,149
Series 2020-PTA A1 0.450%, 9/15/54 (l)§	738,624	735,938
Series 2020-PTA A2A 1.600%, 9/15/54§	2,000,000	1,999,696
SoFi Consumer Loan Program LLC,
Series 2017-5 A2 2.780%, 9/25/26§	1,853,998	1,868,708
Series 2017-6 A2 2.820%, 11/25/26§	499,546	501,597
SoFi Consumer Loan Program Trust,
Series 2019-1 A 3.240%, 2/25/28§	600,893	603,502
SoFi Professional Loan Program LLC,
Series 2015-D A2 2.720%, 10/27/36§	114,369	115,994
Series 2016-E A1 0.995%, 7/25/39 (l)§	75,727	75,618
SoFi Professional Loan Program Trust,
Series 2018-C A1FX 3.080%, 1/25/48§	20,871	20,885
Towd Point Mortgage Trust,
Series 2018-3 A1 3.750%, 5/25/58 (l)§	1,960,691	2,087,059
Series 2019-HY2 A1 1.148%, 5/25/58 (l)§	1,338,590	1,347,229
Series 2019-HY3 A1A 1.148%, 10/25/59 (l)§	1,425,219	1,431,453
Series 2020-1 A1 2.710%, 1/25/60 (l)§	4,201,926	4,351,831
Series 2020-2 A1A 1.636%, 4/25/60 (l)§	11,847,102	12,048,146
Toyota Auto Loan Extended Note Trust,
Series 2020-1A A 1.350%, 5/25/33§	5,600,000	5,762,543
United States Small Business Administration,
Series 2003-20I 1 5.130%, 9/1/23	541	554
Series 2004-20C 1 4.340%, 3/1/24	6,845	7,224
Series 2005-20B 1 4.625%, 2/1/25	9,205	9,741
Series 2008-20G 1 5.870%, 7/1/28	822,038	912,386
Series 2008-20H 1 6.020%, 8/1/28	745,416	824,494
Volkswagen Auto Lease Trust,
Series 2019-A A2B 0.452%, 3/21/22 (l)	3,848,031	3,850,275
Westlake Automobile Receivables Trust,
Series 2020-3A A2 0.560%, 5/15/24§	2,500,000	2,505,890
World Omni Select Auto Trust,
Series 2020-A A2 0.470%, 6/17/24	7,000,000	7,012,805

Total Asset-Backed Securities		173,229,059

Collateralized Mortgage Obligations (11.9%)
Alternative Loan Trust,
Series 2005-61 2A1 0.705%, 12/25/35 (l)	7,173	6,976
Series 2005-62 2A1 1.609%, 12/25/35 (l)	35,990	33,100
Series 2006-OA22 A1 0.305%, 2/25/47 (l)	161,761	147,237
Series 2007-OA7 A1A 0.325%, 5/25/47 (l)	37,907	35,276
American Home Mortgage Assets Trust,
Series 2006-1 2A1 0.530%, 5/25/46 (l)	2,016,419	1,743,969
BCAP LLC Trust,
Series 2006-AA2 A1 0.315%, 1/25/37 (l)	197,694	198,709
Bear Stearns ALT-A Trust,
Series 2005-4 1A1 0.590%, 4/25/35 (l)	102,801	102,835
Series 2005-7 22A1 3.152%, 9/25/35 (l)	421,925	330,313
Bear Stearns ARM Trust,
Series 2002-11 1A2 3.186%, 2/25/33 (l)	1,181	1,059
Series 2003-3 3A2 3.831%, 5/25/33 (l)	10,747	10,643
Series 2003-8 2A1 1.424%, 1/25/34 (l)	1,068	1,093
Series 2003-8 4A1 2.801%, 1/25/34 (l)	3,877	3,962

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Series 2004-10 15A1 2.635%, 1/25/35 (l)	$20,887	$20,034
Series 2004-10 21A1 3.224%, 1/25/35 (l)	299,532	310,768
Series 2007-3 1A1 3.800%, 5/25/47 (l)	1,060,207	1,032,194
CHL Mortgage Pass-Through Trust,
Series 2004-12 11A1 3.086%, 8/25/34 (l)	35,912	35,221
Series 2005-25 A11 5.500%, 11/25/35	83,957	66,756
Series 2005-3 1A2 0.725%, 4/25/35 (l)	62,536	56,822
Citigroup Mortgage Loan Trust,
Series 2005-11 A1A 2.570%, 5/25/35 (l)	2,329	2,343
Series 2005-11 A2A 2.530%, 10/25/35 (l)	47,623	48,490
Series 2005-12 2A1 0.948%, 8/25/35 (l)§	202,041	184,749
Series 2019-B A1 3.258%, 4/25/66 (l)§	1,042,123	1,063,682
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-6 A1 2.220%, 9/25/35 (l)	4,452	4,524
Series 2005-6 A2 2.290%, 9/25/35 (l)	14,367	14,568
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2002-P1A A 0.798%, 3/25/32 (l)§	405	377
CSMC Trust,
Series 2019-RP10 A1 3.091%, 12/26/59 (l)§	953,786	957,319
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust,
Series 2003-3 3A1 5.000%, 10/25/18	3,887	3,879
Series 2005-AR2 7A1 2.253%, 10/25/35 (l)	19,463	17,084
Deutsche Alt-B Securities Mortgage Loan Trust,
Series 2006-AB4 A1B1 0.250%, 10/25/36 (l)	660	494
FHLMC,
Series 2142 Z 6.500%, 4/15/29	2,350	2,600
Series 2411 FJ 0.509%, 12/15/29 (l)	522	522
Series 3017 CF 0.459%, 8/15/25 (l)	83,105	82,971
Series 3222 FN 0.559%, 9/15/36 (l)	12,395	12,455
Series 3241 FM 0.539%, 11/15/36 (l)	8,134	8,168
Series 3245 NF 0.639%, 11/15/36 (l)	245,279	247,772
Series 328 F4 0.499%, 2/15/38 STRIPS (l)	1,190,592	1,179,225
Series 330 F4 0.499%, 10/15/37 STRIPS (l)	3,644,293	3,649,058
Series 343 F4 0.499%, 10/15/37 STRIPS (l)	1,200,610	1,208,423
Series 3807 FM 0.659%, 2/15/41 (l)	279,902	276,514
Series 3850 FC 0.579%, 4/15/41 (l)	234,017	235,391
Series 3898 TF 0.659%, 7/15/39 (l)	25,954	26,247
Series 3927 FH 0.609%, 9/15/41 (l)	258,911	261,485
Series 4283 JF 0.559%, 12/15/43 (l)	2,363,166	2,371,138
Series 4367 GF 0.499%, 3/15/37 (l)	2,584,091	2,573,477
Series 4615 AF 0.499%, 10/15/38 (l)	936,472	945,693
Series 4678 AF 0.549%, 12/15/42 (l)	3,915,084	3,934,129
Series 4774 BF 0.459%, 2/15/48 (l)	4,331,027	4,328,358
Series 4779 WF 0.499%, 7/15/44 (l)	4,441,202	4,462,882
Series 4875 F 0.609%, 4/15/49 (l)	2,573,391	2,596,286
Series 4906 WF 0.549%, 12/15/38 (l)	2,014,111	2,037,029
Series 4913 FC 0.569%, 6/15/44 (l)	3,213,110	3,216,111
Series 4948 E 2.500%, 10/25/48	1,200,145	1,242,098
FHLMC Structured Pass-Through Certificates,
Series T-57 1A1 6.500%, 7/25/43	2,761	3,428
Series T-62 1A1 1.809%, 10/25/44 (l)	178,952	182,383
Series T-63 1A1 1.944%, 2/25/45 (l)	227,532	229,255
First Horizon Alternative Mortgage Securities Trust,
Series 2004-AA1 A1 2.226%, 6/25/34 (l)	28,172	28,084
First Horizon Mortgage Pass-Through Trust,
Series 2005-AR3 2A1 3.197%, 8/25/35 (l)	36,792	31,248
FNMA,
Series 2003-W8 3F2 0.498%, 5/25/42 (l)	11,264	11,318
Series 2005-38 F 0.448%, 5/25/35 (l)	20,964	21,010
Series 2006-118 A2 0.205%, 12/25/36 (l)	78,924	78,180
Series 2006-5 3A2 2.742%, 5/25/35 (l)	37,113	37,772
Series 2007-109 GF 0.828%, 12/25/37 (l)	620,374	634,126
Series 2007-84 FN 0.648%, 8/25/37 (l)	234,261	236,848
Series 2010-74 AF 0.688%, 7/25/37 (l)	189,342	191,532
Series 2014-42 FA 0.549%, 7/25/44 (l)	1,036,751	1,036,021
Series 2014-84 BF 0.499%, 12/25/44 (l)	2,121,097	2,130,660

See Notes to Financial Statements.

1393

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Series 2014-86 PA 2.000%, 12/25/44	$614,544	$626,708
Series 2015-64 KF 0.499%, 9/25/45 (l)	4,212,620	4,204,106
Series 2016-11 AF 0.649%, 3/25/46 (l)	3,315,445	3,314,954
Series 2016-40 PF 0.599%, 7/25/46 (l)	2,763,046	2,765,657
Series 2016-84 DF 0.569%, 11/25/46 (l)	881,424	881,212
Series 2016-97 CF 0.569%, 12/25/56 (l)	1,814,692	1,813,413
Series 2017-108 AF 0.448%, 1/25/48 (l)	1,611,958	1,611,329
Series 2019-41 F 0.648%, 8/25/59 (l)	7,553,825	7,613,690
Series 2019-41 FD 0.648%, 8/25/59 (l)	1,500,789	1,511,352
Series 2019-53 FA 0.549%, 9/25/49 (l)	3,853,362	3,852,878
Series 2019-60 WF 0.549%, 10/25/59 (l)	2,064,767	2,056,836
Series 2020-22 FA 0.548%, 4/25/50 (l)	6,104,757	6,150,379
GCAT LLC,
Series 2020-4 A1 2.611%, 12/25/25 (e)§	2,600,000	2,600,414
GNMA,
Series 2012-H08 FC 0.710%, 4/20/62 (l)	1,648,194	1,653,580
Series 2012-H11 FA 0.840%, 2/20/62 (l)	4,435,086	4,461,465
Series 2012-H12 FA 0.690%, 4/20/62 (l)	2,026,808	2,032,455
Series 2012-H12 FB 1.190%, 2/20/62 (l)	2,003,798	2,029,609
Series 2013-H13 FT 0.570%, 5/20/63 (l)	1,006,157	997,850
Series 2015-H04 FA 0.790%, 12/20/64 (l)	1,541,099	1,552,491
Series 2015-H32 FA 0.890%, 12/20/65 (l)	3,401,842	3,440,745
Series 2016-H14 FA 0.940%, 6/20/66 (l)	3,088,028	3,128,829
Series 2016-H17 FK 0.990%, 7/20/66 (l)	758,602	770,291
Series 2016-H20 PT 3.445%, 9/20/66 (l)	3,089,930	3,317,684
Series 2017-H07 FG 0.600%, 2/20/67 (l)	8,136,417	8,145,756
Series 2017-H12 FE 0.340%, 6/20/66 (l)	99,927	99,718
Series 2018-H18 FC 0.490%, 8/20/65 (l)	4,010,761	4,005,290
Series 2019-54 KF 0.575%, 5/20/44 (l)	3,597,074	3,597,832
Series 2019-90 F 0.602%, 7/20/49 (l)	3,482,050	3,490,722
Series 2020-17 EU 2.500%, 10/20/49	3,101,812	3,157,166
Series 2020-63 PF 0.552%, 4/20/50(l)	9,641,391	9,683,512
GreenPoint Mortgage Funding Trust,
Series 2005-AR5 1A1 0.690%, 11/25/45 (l)	14,170	12,374
GSR Mortgage Loan Trust,
Series 2005-AR6 2A1 3.201%, 9/25/35 (l)	13,572	13,973
HarborView Mortgage Loan Trust,
Series 2005-2 2A1A 0.590%, 5/19/35 (l)	7,312	6,878
Series 2006-1 2A1A 0.632%, 3/19/36 (l)	54,746	51,704
IndyMac INDX Mortgage Loan Trust,
Series 2004-AR11 2A 2.900%, 12/25/34 (l)	32,174	32,641
Legacy Mortgage Asset Trust,
Series 2019-GS6 A1 3.000%, 6/25/59 (e)§	805,955	809,602
MASTR Adjustable Rate Mortgages Trust,
Series 2004-13 3A7 3 .176%, 11/21/34 (l)	14,970	15,297
MASTR Alternative Loan Trust,
Series 2003-5 6A1 6.000%, 8/25/33	304,340	316,791
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates,
Series 2001-TBC1 A1 0.859%, 11/15/31 (l)	9,057	9,080
Merrill Lynch Mortgage Investors Trust,
Series 2005-3 5A 0.645%, 11/25/35 (l)	26,794	25,893
MFA Trust,
Series 2020-NQM2 A1 1.381%, 4/25/65 (l)§	3,867,391	3,868,387
MRFC Mortgage Pass-Through Trust,
Series 2000-TBC3 A1 0.599%, 12/15/30 (l)	3,087	3,000
New Residential Mortgage Loan Trust,
Series 2019-RPL3 A1 2.750%, 7/25/59 (l)§	7,419,609	7,799,620
Series 2020-RPL1 A1 2.750%, 11/25/59 (l)§	6,721,330	7,062,641
RALI Trust,
Series 2005-QO1 A1 0.445%, 8/25/35 (l)	12,797	10,770
Reperforming Loan REMIC Trust,
Series 2005-R2 1AF1 0.488%, 6/25/35 (l)§	14,337	13,443
Securitized Asset Sales, Inc.,
Series 1993-6 A5 2.986%, 11/26/23 (l)	330	308
Sequoia Mortgage Trust,
Series 10 2A1 0.912%, 10/20/27 (l)	842	816
Series 2003-4 2A1 0.852%, 7/20/33 (l)	510,927	497,071
Series 2005-2 A2 0.815%, 3/20/35 (l)	331,813	313,193

See Notes to Financial Statements.

1394

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Starwood Mortgage Residential Trust,
Series 2020-3 A1 1.486%, 4/25/65 (l)§	$1,773,201	$1,784,884
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1 4A2 3.080%, 2/25/34 (l)	18,902	18,715
Series 2004-19 2A1 2.009%, 1/25/35 (l)	10,068	9,389
Series 2005-17 3A1 3.195%, 8/25/35 (l)	40,319	38,159
Structured Asset Mortgage Investments II Trust,
Series 2004-AR5 1A1 0.810%, 10/19/34 (l)	18,556	18,584
Series 2005-AR5 A1 0.650%, 7/19/35 (l)	31,322	30,023
Series 2005-AR5 A2 0.650%, 7/19/35 (l)	41,166	39,284
Series 2006-AR4 2A1 0.340%, 6/25/36 (l)	9,654	9,537
Series 2006-AR5 1A1 0.568%, 5/25/36 (l)	502,867	428,755
WaMu Mortgage Pass-Through Certificates Trust,
Series 2002-AR17 1A 1.809%, 11/25/42 (l)	1,850	1,776
Series 2002-AR2 A 1.753%, 2/27/34 (l)	1,162	1,166
Series 2003-AR1 A5 3.510%, 3/25/33 (l)	150,687	147,828
Series 2004-AR1 A 3.768%, 3/25/34 (l)	242,858	251,788
Series 2005-AR13 A1A1 0.728%, 10/25/45 (l)	42,102	41,257
Series 2005-AR15 A1A1 0.668%, 11/25/45 (l)	12,390	12,153
Series 2006-AR15 2A 2.003%, 11/25/46 (l)	12,549	11,823
Series 2006-AR3 A1A 1.609%, 2/25/46 (l)	19,716	19,487
Series 2006-AR7 3A 2.003%, 7/25/46 (l)	74,473	70,321

Total Collateralized Mortgage Obligations		164,550,707

Commercial Mortgage-Backed Securities (3.7%)
280 Park Avenue Mortgage Trust,
Series 2017-280P A 1.039%, 9/15/34 (l)§	1,000,000	1,000,003
A10 Bridge Asset Financing LLC,
Series 2020-C A 2.021%, 8/15/40§	6,238,994	6,238,518
AREIT Trust,
Series 2018-CRE2 A 1.133%, 11/14/35 (l)§	1,790,960	1,773,547
Series 2019-CRE3 A 1.173%, 9/14/36 (l)§	2,000,000	1,966,382
BAMLL Commercial Mortgage Securities Trust,
Series 2019-AHT A 1.359%, 3/15/34 (l)§	1,300,000	1,280,843
Bancorp Commercial Mortgage Trust,
Series 2019-CRE6 A 1.209%, 9/15/36 (l)§	2,099,725	2,074,792
CD Mortgage Trust,
Series 2006-CD3 AM 5.648%, 10/15/48	806,705	812,192
CFCRE Commercial Mortgage Trust,
Series 2017-C8 ASB 3.367%, 6/15/50	3,500,000	3,769,311
CSMC Trust,
Series 2017-CHOP A 0.909%, 7/15/32 (l)§	8,000,000	7,787,076
DBCG Mortgage Trust,
Series 2017-BBG A 0.859%, 6/15/34 (l)§	5,000,000	4,990,710
DBUBS Mortgage Trust,
Series 2011-LC3A A4 4.551%, 8/10/44	2,505,556	2,512,079
FHLMC Multifamily Structured Pass-Through Certificates,
Series KF49 A 0.493%, 6/25/25 (l)	577,853	581,084
GS Mortgage Securities Corp. Trust,
Series 2017-500K A 0.859%, 7/15/32 (l)§	2,000,000	1,999,381
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2019-FL12 A 1.609%, 12/15/31 (l)§	1,000,000	981,693
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2017-C33 ASB 3.401%, 5/15/50	4,600,000	4,964,865
Morgan Stanley Capital I Trust,
Series 2007-T27 B 6.014%, 6/11/42 (l)§	600,000	587,715
Natixis Commercial Mortgage Securities Trust,
Series 2018-RIVA A 0.909%, 2/15/33 (l)§	1,000,000	950,543
Rosslyn Portfolio Trust,
Series 2017-ROSS A 1.939%, 6/15/33 (l)§	4,265,819	4,274,776
Wells Fargo Commercial Mortgage Trust,
Series 2015-C29 ASB 3.400%, 6/15/48	859,732	907,296
WFRBS Commercial Mortgage Trust,
Series 2011-C4 AFL 1.603%, 6/15/44 (l)§	1,062,550	1,063,539
Series 2014-C21 ASBF 0.713%, 8/15/47 (l)§	1,253,811	1,262,783

Total Commercial Mortgage-Backed Securities		51,779,128

Corporate Bonds (41.2%)
Communication Services (1.6%)
Diversified Telecommunication Services (0.9%)
AT&T, Inc.
(ICE LIBOR USD 3 Month + 0.89%), 1.111%, 2/15/23 (k)	4,400,000	4,441,449

See Notes to Financial Statements.

1395

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
(ICE LIBOR USD 3 Month + 1.18%), 1.400%, 6/12/24 (k)	$2,000,000	$2,046,137
Verizon Communications, Inc.
(ICE LIBOR USD 3 Month + 1.00%), 1.219%, 3/16/22 (k)	6,200,000	6,267,651

		12,755,237

Entertainment (0.1%)
TWDC Enterprises 18 Corp.
(ICE LIBOR USD 3 Month + 0.39%), 0.621%, 3/4/22 (k)	1,350,000	1,353,870

Media (0.6%)
Charter Communications Operating LLC 4.464%, 7/23/22	1,000,000	1,053,450
(ICE LIBOR USD 3 Month + 1.65%), 1.864%, 2/1/24 (k)	5,800,000	5,936,126
Time Warner Cable LLC 4.000%, 9/1/21	1,600,000	1,622,861

		8,612,437

Total Communication Services		22,721,544

Consumer Discretionary (6.0%)
Automobiles (5.8%)
BMW US Capital LLC
(ICE LIBOR USD 3 Month + 0.41%), 0.631%, 4/12/21 (k)§	900,000	900,772
(ICE LIBOR USD 3 Month + 0.50%), 0.714%, 8/13/21 (k)§	4,000,000	4,009,782
1.850%, 9/15/21§	1,000,000	1,008,965
(ICE LIBOR USD 3 Month + 0.64%), 0.874%, 4/6/22 (k)(x)§	6,000,000	6,025,764
Daimler Finance North America LLC
(ICE LIBOR USD 3 Month + 0.67%), 0.895%, 11/5/21 (k)§	8,500,000	8,540,753
(ICE LIBOR USD 3 Month + 0.90%), 1.121%, 2/15/22 (k)§	3,000,000	3,020,458
(ICE LIBOR USD 3 Month + 0.88%), 1.093%, 2/22/22 (k)§	11,100,000	11,169,111
Hyundai Capital America 3.450%, 3/12/21§	700,000	704,594
3.450%, 3/12/21 (m)(x)	3,293,000	3,314,610
3.000%, 3/18/21§	1,708,000	1,715,584
2.450%, 6/15/21 (m)(x)	699,000	705,116
(ICE LIBOR USD 3 Month + 0.94%), 1.170%, 7/8/21 (k)(m)	1,000,000	1,001,245
1.150%, 11/10/22§	6,200,000	6,232,937
Nissan Motor Acceptance Corp. 3.650%, 9/21/21§	1,500,000	1,522,847
(ICE LIBOR USD 3 Month + 0.89%), 1.114%, 1/13/22 (k)§	15,300,000	15,267,402
(ICE LIBOR USD 3 Month + 0.69%), 0.941%, 9/28/22 (k)§	1,500,000	1,485,564
Volkswagen Group of America Finance LLC
(ICE LIBOR USD 3 Month + 0.86%), 1.098%, 9/24/21 (k)§	2,000,000	2,009,400
4.000%, 11/12/21§	1,500,000	1,545,522
2.900%, 5/13/22§	1,600,000	1,649,436
0.750%, 11/23/22§	8,000,000	8,025,622

		79,855,484

Household Durables (0.2%)
DR Horton, Inc. 4.375%, 9/15/22	2,500,000	2,634,037

Total Consumer Discretionary		82,489,521

Consumer Staples (2.5%)
Beverages (0.8%)
Molson Coors Beverage Co. 2.100%, 7/15/21	10,695,000	10,772,007

Food Products (0.6%)
Campbell Soup Co.
(ICE LIBOR USD 3 Month + 0.63%), 0.847%, 3/15/21 (k)	1,000,000	1,000,846
General Mills, Inc.
(ICE LIBOR USD 3 Month + 0.54%), 0.770%, 4/16/21 (k)	3,425,000	3,429,589
Kraft Heinz Foods Co.
(ICE LIBOR USD 3 Month + 0.82%), 1.026%, 8/10/22 (k)	4,110,000	4,102,017

		8,532,452

Tobacco (1.1%)
Altria Group, Inc. 4.750%, 5/5/21	1,500,000	1,522,234
BAT Capital Corp. (ICE LIBOR USD 3 Month + 0.88%), 1.101%, 8/15/22 (k)	12,900,000	12,986,595

		14,508,829

Total Consumer Staples		33,813,288

Energy (0.9%)
Oil, Gas & Consumable Fuels (0.9%)
BP Capital Markets America, Inc. (ICE LIBOR USD 3 Month + 0.65%), 0.889%, 9/19/22 (k)	1,000,000	1,003,469
Occidental Petroleum Corp. (ICE LIBOR USD 3 Month + 1.45%), 1.671%, 8/15/22 (k)	5,300,000	5,141,000
Phillips 66 (ICE LIBOR USD 3 Month + 0.62%), 0.840%, 2/15/24 (k)	2,700,000	2,702,217
Sabine Pass Liquefaction LLC 6.250%, 3/15/22	1,500,000	1,578,135
Valero Energy Corp. (ICE LIBOR USD 3 Month + 1.15%), 1.366%, 9/15/23 (k)(x)	2,000,000	2,005,098

		12,429,919

Total Energy		12,429,919

Financials (19.7%)
Banks (6.3%)
BBVA USA (ICE LIBOR USD 3 Month + 0.73%), 0.951%, 6/11/21 (k)	2,000,000	2,003,880
3.500%, 6/11/21	8,125,000	8,218,565

See Notes to Financial Statements.

1396

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Citibank NA (ICE LIBOR USD 3 Month + 0.60%), 0.824%, 5/20/22 (k)	$10,300,000	$10,309,490
Citigroup, Inc. (ICE LIBOR USD 3 Month + 1.02%), 1.248%, 6/1/24 (k)	3,000,000	3,032,762
JPMorgan Chase & Co. (ICE LIBOR USD 3 Month + 1.23%), 1.445%, 10/24/23 (k)	9,128,000	9,268,246
(ICE LIBOR USD 3 Month + 0.73%), 0.939%, 4/23/24 (k)	2,000,000	2,016,605
(ICE LIBOR USD 3 Month + 0.89%), 1.099%, 7/23/24 (k)	1,500,000	1,516,739
MUFG Union Bank NA (SOFR + 0.71%), 0.810%, 12/9/22 (k)	10,555,000	10,620,748
2.100%, 12/9/22	6,500,000	6,702,848
PNC Bank NA (ICE LIBOR USD 3 Month + 0.33%), 0.530%, 2/24/23 (k)(x)	5,000,000	5,009,057
Santander Holdings USA, Inc. 4.450%, 12/3/21	12,800,000	13,201,695
Wells Fargo & Co. (ICE LIBOR USD 3 Month + 1.23%), 1.444%, 10/31/23 (k)	4,200,000	4,265,364
Wells Fargo Bank NA (ICE LIBOR USD 3 Month + 0.62%), 0.853%, 5/27/22 (k)	2,100,000	2,104,263
(ICE LIBOR USD 3 Month + 0.66%), 0.890%, 9/9/22 (k)	8,500,000	8,537,815

		86,808,077

Capital Markets (2.5%)
BGC Partners, Inc. 5.125%, 5/27/21	2,500,000	2,536,103
Goldman Sachs Group, Inc. (The) (SOFR + 0.54%), 0.611%, 11/17/23 (k)	9,000,000	9,006,534
(ICE LIBOR USD 3 Month + 1.60%), 1.824%, 11/29/23 (k)	905,000	934,456
(SOFR + 0.79%), 0.870%, 12/9/26 (k)	1,800,000	1,810,895
(ICE LIBOR USD 3 Month + 1.75%), 1.972%, 10/28/27 (k)	500,000	527,203
Intercontinental Exchange, Inc. (ICE LIBOR USD 3 Month + 0.65%), 0.866%, 6/15/23 (k)	5,900,000	5,915,417
Morgan Stanley (ICE LIBOR USD 3 Month + 1.40%), 1.615%, 10/24/23 (k)	10,544,000	10,721,468
(ICE LIBOR USD 3 Month + 1.22%), 1.433%, 5/8/24 (k)	2,800,000	2,852,951

		34,305,027

Consumer Finance (5.9%)
Ally Financial, Inc. 4.125%, 2/13/22	1,000,000	1,037,759
American Express Co. (ICE LIBOR USD 3 Month + 0.62%), 0.844%, 5/20/22 (k)	21,000,000	21,117,165
American Honda Finance Corp. (ICE LIBOR USD 3 Month + 0.29%), 0.520%, 12/10/21 (k)	2,000,000	2,003,303
(ICE LIBOR USD 3 Month + 0.45%), 0.671%, 2/15/22 (k)	5,000,000	5,018,015
(ICE LIBOR USD 3 Month + 0.54%), 0.791%, 6/27/22 (k)	3,200,000	3,217,789
Caterpillar Financial Services Corp. (ICE LIBOR USD 3 Month + 0.28%), 0.505%, 9/7/21 (k)	2,000,000	2,002,371
(ICE LIBOR USD 3 Month + 0.22%), 0.453%, 1/6/22 (k)	8,000,000	8,010,582
Ford Motor Credit Co. LLC (ICE LIBOR USD 3 Month + 2.55%), 2.770%, 1/7/21 (k)	11,800,000	11,795,988
General Motors Financial Co., Inc. (ICE LIBOR USD 3 Month + 0.85%), 1.080%, 4/9/21 (k)	1,000,000	1,001,000
3.200%, 7/6/21	500,000	505,341
(ICE LIBOR USD 3 Month + 1.10%), 1.332%, 11/6/21 (k)	6,000,000	6,020,716
4.200%, 11/6/21	6,240,000	6,413,713
(ICE LIBOR USD 3 Month + 1.55%), 1.779%, 1/14/22 (k)	4,060,000	4,090,816
3.450%, 4/10/22	1,000,000	1,028,444
Harley-Davidson Financial Services, Inc. (ICE LIBOR USD 3 Month + 0.94%), 1.168%, 3/2/21 (k)§	2,500,000	2,501,113
3.550%, 5/21/21§	1,000,000	1,011,313
4.050%, 2/4/22§	1,000,000	1,032,276
John Deere Capital Corp. 3.125%, 9/10/21	1,300,000	1,325,716
Synchrony Financial 3.750%, 8/15/21	1,002,000	1,016,412
2.850%, 7/25/22	1,000,000	1,033,503

		81,183,335

Diversified Financial Services (0.8%)
AIG Global Funding (ICE LIBOR USD 3 Month + 0.46%), 0.711%, 6/25/21 (k)§	3,500,000	3,505,001
0.800%, 7/7/23§	2,200,000	2,218,899
National Rural Utilities Cooperative Finance Corp. (ICE LIBOR USD 3 Month + 0.38%), 0.615%, 6/30/21 (k)	2,100,000	2,102,769
Synchrony Bank 3.650%, 5/24/21	538,000	543,176
3.000%, 6/15/22	2,260,000	2,332,989

		10,702,834

Insurance (4.2%)
Assurant, Inc. (ICE LIBOR USD 3 Month + 1.25%), 1.501%, 3/26/21 (k)	517,000	517,715
Athene Global Funding (ICE LIBOR USD 3 Month + 1.23%), 1.464%, 7/1/22 (k)§	9,200,000	9,281,082
3.000%, 7/1/22§	1,816,000	1,878,578
Jackson National Life Global Funding (ICE LIBOR USD 3 Month + 0.48%), 0.701%, 6/11/21 (k)§	13,000,000	13,021,847

See Notes to Financial Statements.

1397

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
(SOFR + 0.60%), 0.700%, 1/6/23 (k)§	$2,000,000	$2,008,286
Metropolitan Life Global Funding I (SOFR + 0.35%), 0.450%, 9/8/22 (k)§	13,300,000	13,332,263
New York Life Global Funding (ICE LIBOR USD 3 Month + 0.44%), 0.664%, 7/12/22 (k)§	1,500,000	1,507,356
Protective Life Global Funding (ICE LIBOR USD 3 Month + 0.52%), 0.771%, 6/28/21 (k)§	5,000,000	5,010,375
1.082%, 6/9/23§	7,000,000	7,112,105
Reliance Standard Life Global Funding II 3.050%, 1/20/21§	5,000,000	5,005,664

		58,675,271

Total Financials		271,674,544

Health Care (2.3%)
Biotechnology (0.3%)
AbbVie, Inc. (ICE LIBOR USD 3 Month + 0.46%), 0.691%, 11/19/21 (k)	3,500,000	3,507,744

Health Care Equipment & Supplies (0.0%)
Zimmer Biomet Holdings, Inc. (ICE LIBOR USD 3 Month + 0.75%), 0.989%, 3/19/21 (k)	534,000	534,120

Health Care Providers & Services (0.5%)
Cigna Corp. (ICE LIBOR USD 3 Month + 0.65%), 0.879%, 9/17/21 (k)	7,000,000	6,997,794

Pharmaceuticals (1.5%)
Bayer US Finance II LLC (ICE LIBOR USD 3 Month + 0.63%), 0.881%, 6/25/21 (k)§	5,530,000	5,540,522
3.500%, 6/25/21§	6,000,000	6,074,489
2.750%, 7/15/21§	500,000	506,541
Bayer US Finance LLC 3.000%, 10/8/21§	1,000,000	1,020,764
Bristol-Myers Squibb Co. (ICE LIBOR USD 3 Month + 0.38%), 0.601%, 5/16/22 (k)	6,000,000	6,015,888
Zoetis, Inc. (ICE LIBOR USD 3 Month + 0.44%), 0.664%, 8/20/21 (k)	1,500,000	1,502,405

		20,660,609

Total Health Care		31,700,267

Industrials (2.5%)
Aerospace & Defense (0.9%)
Boeing Co. (The) 2.350%, 10/30/21	2,150,000	2,179,698
2.125%, 3/1/22	300,000	304,267
4.508%, 5/1/23	8,900,000	9,622,500
1.875%, 6/15/23	700,000	714,238

		12,820,703

Professional Services (0.4%)
Equifax, Inc. (ICE LIBOR USD 3 Month + 0.87%), 1.091%, 8/15/21 (k)	$5,100,000	$5,115,412

Road & Rail (0.0%)
ERAC USA Finance LLC 4.500%, 8/16/21§	200,000	205,120

Trading Companies & Distributors (1.2%)
Air Lease Corp. 3.500%, 1/15/22	4,000,000	4,111,565
2.250%, 1/15/23	800,000	820,713
Aviation Capital Group LLC 6.750%, 4/6/21§	2,500,000	2,533,835
(ICE LIBOR USD 3 Month + 0.95%), 1.175%, 6/1/21 (k)§	3,170,000	3,173,025
(ICE LIBOR USD 3 Month + 0.67%), 0.884%, 7/30/21 (k)§	700,000	683,010
2.875%, 1/20/22§	3,400,000	3,445,417
GATX Corp. (ICE LIBOR USD 3 Month + 0.72%), 0.945%, 11/5/21 (k)	200,000	200,206
International Lease Finance Corp. 8.625%, 1/15/22	1,168,000	1,259,589

		16,227,360

Total Industrials		34,368,595

Information Technology (1.0%)
Semiconductors & Semiconductor Equipment (0.4%)
Broadcom Corp. 2.200%, 1/15/21	2,400,000	2,400,931
Broadcom, Inc. 3.125%, 4/15/21	500,000	503,218
2.250%, 11/15/23	2,500,000	2,608,833

		5,512,982

Technology Hardware, Storage & Peripherals (0.6%)
Apple, Inc. 0.750%, 5/11/23	8,300,000	8,403,926

Total Information Technology		13,916,908

Materials (0.1%)
Chemicals (0.1%)
Nutrition & Biosciences, Inc. 0.697%, 9/15/22§	1,000,000	1,002,979

Construction Materials (0.0%)
Vulcan Materials Co. (ICE LIBOR USD 3 Month + 0.65%), 0.875%, 3/1/21 (k)	1,000,000	1,000,453

Total Materials		2,003,432

Real Estate (0.4%)
Equity Real Estate Investment Trusts (REITs) (0.4%)
Boston Properties LP (REIT) 4.125%, 5/15/21	1,400,000	1,405,832
Brixmor Operating Partnership LP (REIT) (ICE LIBOR USD 3 Month + 1.05%), 1.264%, 2/1/22 (k)	2,400,000	2,392,716

See Notes to Financial Statements.

1398

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
SL Green Operating Partnership LP (REIT) (ICE LIBOR USD 3 Month + 0.98%), 1.201%, 8/16/21 (k)	$1,000,000	$997,582

		4,796,130

Total Real Estate		4,796,130

Utilities (4.2%)
Electric Utilities (3.2%)
American Electric Power Co., Inc. Series A (ICE LIBOR USD 3 Month + 0.48%), 0.680%, 11/1/23 (k)	8,300,000	8,306,687
Duke Energy Corp. (ICE LIBOR USD 3 Month + 0.50%), 0.721%, 5/14/21 (k)§	5,800,000	5,807,419
(ICE LIBOR USD 3 Month + 0.65%), 0.871%, 3/11/22 (k)	300,000	301,723
Duquesne Light Holdings, Inc. 5.900%, 12/1/21§	600,000	627,737
Pacific Gas and Electric Co. (ICE LIBOR USD 3 Month + 1.38%), 1.600%, 11/15/21 (k)	2,000,000	2,001,617
(ICE LIBOR USD 3 Month + 1.48%), 1.699%, 6/16/22 (k)	4,500,000	4,506,510
1.750%, 6/16/22	6,900,000	6,916,660
3.250%, 6/15/23	200,000	208,511
4.250%, 8/1/23	1,000,000	1,072,015
3.750%, 2/15/24	400,000	425,925
3.400%, 8/15/24	800,000	853,237
Southern California Edison Co. Series D (ICE LIBOR USD 3 Month + 0.27%), 0.499%, 12/3/21 (k)	4,500,000	4,502,644
Southern Co. (The) 2.350%, 7/1/21	8,000,000	8,063,279

		43,593,964

Multi-Utilities (1.0%)
Consolidated Edison Co. of New York, Inc. Series C (ICE LIBOR USD 3 Month + 0.40%), 0.651%, 6/25/21 (k)	3,715,000	3,720,590
Dominion Energy, Inc. Series D (ICE LIBOR USD 3 Month + 0.53%), 0.747%, 9/15/23 (k)	4,500,000	4,508,280
Sempra Energy
(ICE LIBOR USD 3 Month + 0.45%), 0.667%, 3/15/21 (k)	6,100,000	6,103,539

		14,332,409

Total Utilities		57,926,373

Total Corporate Bonds		567,840,521

Mortgage-Backed Securities (0.1%)
FHLMC
2.365%, 11/1/23 (l)	1,055	1,074
2.713%, 1/1/34 (l)	3,433	3,612
2.265%, 10/1/35 (l)	5,931	6,226
2.301%, 11/1/35 (l)	7,585	7,972
2.270%, 7/1/36 (l)	206,089	215,518
2.134%, 9/1/36 (l)	113,112	118,416
2.229%, 10/1/36 (l)	103,191	108,377
FNMA
2.631%, 11/1/34 (l)	95,404	100,591
1.803%, 1/1/35 (l)	3,088	3,218
2.559%, 7/1/35 (l)	12,187	12,794
1.971%, 12/1/35 (l)	22,711	23,760
3.420%, 3/1/36 (l)	11,233	11,675
3.879%, 3/1/36 (l)	30,807	32,305
1.821%, 3/1/44 (l)	101,217	103,167
1.821%, 7/1/44 (l)	1,227	1,250
1.821%, 10/1/44 (l)	6,787	6,917

Total Mortgage-Backed Securities		756,872

Municipal Bonds (0.9%)
New York State Urban Development Corp., St Personal Income Tax
2.100%, 3/15/22	2,100,000	2,123,331
State of California, High Speed Passenger Train, General Obligation Bonds, Series C
(ICE LIBOR USD 1 Month + 0.78%, 11.00% Cap), 0.933%, 4/1/47 (k)	7,000,000	6,998,110
Washington Health Care Facilities Authority, Fred Hutchinson Cancer Research Center, Series B
(ICE LIBOR USD 1 Month + 1.10%, 12.00% Cap), 1.198%, 1/1/42 (k)	3,000,000	3,010,770

Total Municipal Bonds		12,132,211

Supranational (1.0%)
Asian Development Bank
(ICE LIBOR USD 3 Month + 0.01%), 0.227%, 12/15/21	3,330,000	3,329,067
European Investment Bank
(SOFR + 0.29%), 0.370%, 6/10/22 (m)	10,000,000	10,013,140

Total Supranational		13,342,207

U.S. Government Agency Securities (14.4%)
FHLMC
0.750%, 7/21/25	5,000,000	5,001,376
0.750%, 7/28/25	28,000,000	28,010,668
0.690%, 8/5/25	20,000,000	20,008,584
0.700%, 8/19/25	5,000,000	5,003,005
0.600%, 10/15/25	13,000,000	13,010,365
0.600%, 10/20/25	13,000,000	13,025,918
0.650%, 10/22/25	20,000,000	20,004,822
0.650%, 10/27/25	11,400,000	11,403,458
0.800%, 10/27/26	15,000,000	15,006,931
0.800%, 10/28/26	15,000,000	15,007,219
0.830%, 11/5/26	5,000,000	5,002,404
FNMA
0.470%, 5/26/23	11,000,000	11,013,848
0.770%, 7/15/25	20,000,000	20,004,466

See Notes to Financial Statements.

1399

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
0.700%, 7/30/25	$5,000,000	$5,008,473
0.875%, 12/18/26	12,000,000	12,025,045

Total U.S. Government Agency Securities		198,536,582

U.S. Treasury Obligations (3.5%)
U.S. Treasury Notes 0.375%, 3/31/22	22,400,000	22,471,725
0.125%, 6/30/22	26,400,000	26,403,622

Total U.S. Treasury Obligations		48,875,347

Total Long-Term Debt Securities (89.3%) (Cost $1,225,229,973)		1,231,042,634

SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.5%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $200,003, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $204,000. (xx)	200,000	200,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $700,016, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $714,003. (xx)	700,000	700,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $5,370,042, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $5,477,413. (xx)	5,370,013	5,370,013
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $300,007, collateralized by various Common Stocks; total market value $333,337. (xx)	300,000	300,000

Total Repurchase Agreements		6,570,013

U.S. Government Agency Security (0.2%)
FHLB 0.08%, 2/19/21 (o)(p)	2,700,000	2,699,711

U.S. Treasury Obligations (9.9%)
U.S. Treasury Bills 0.03%, 1/12/21 (p)	17,700,000	17,699,803
0.04%, 1/14/21 (p)	14,300,000	14,299,770
0.05%, 1/21/21# (p)	1,199,000	1,198,962
0.05%, 1/26/21 (p)	25,700,000	25,698,982
0.07%, 1/28/21 (p)	36,500,000	36,498,058
0.07%, 2/11/21 (p)	13,200,000	13,198,970
0.08%, 2/25/21 (p)	1,200,000	1,199,849
0.08%, 3/4/21 (p)	28,000,000	27,996,220

Total U.S. Treasury Obligations		137,790,614

Total Short-Term Investments (10.6%) (Cost $147,058,148)		147,060,338

Total Investments in Securities (99.9%) (Cost $1,372,288,121)		1,378,102,972
Other Assets Less Liabilities (0.1%)		998,385

Net Assets (100%)		$1,379,101,357

#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $1,198,962.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2020, the market value of these securities amounted to $346,399,366 or 25.1% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2020. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2020.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2020.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $15,034,111 or 1.1% of net assets.

(o)	Discount Note Security. Effective rate calculated as of December 31, 2020.
(p)	Yield to maturity.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $6,436,055. This was collateralized by cash of $6,570,013 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

See Notes to Financial Statements.

1400

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Glossary:

ARM	—	Adjustable Rate Mortgage
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
ICE	—	Intercontinental Exchange
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit
SOFR	—	Secured Overnight Financing Rate
STRIPS	—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
USD	—	United States Dollar

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 2 Year Note	414	3/2021	USD	91,484,297	76,442

					76,442

Short Contracts
U.S. Treasury 5 Year Note	(691)	3/2021	USD	(87,179,367)	(220,979)
U.S. Treasury 10 Year Note	(96)	3/2021	USD	(13,255,500)	(26,383)
U.S. Treasury 10 Year Ultra Note	(181)	3/2021	USD	(28,301,047)	48,409

					(198,953)

					(122,511)

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$173,229,059	$—	$173,229,059
Collateralized Mortgage Obligations	—	164,550,707	—	164,550,707
Commercial Mortgage-Backed Securities	—	51,779,128	—	51,779,128
Corporate Bonds
Communication Services	—	22,721,544	—	22,721,544
Consumer Discretionary	—	82,489,521	—	82,489,521
Consumer Staples	—	33,813,288	—	33,813,288
Energy	—	12,429,919	—	12,429,919
Financials	—	271,674,544	—	271,674,544
Health Care	—	31,700,267	—	31,700,267
Industrials	—	34,368,595	—	34,368,595
Information Technology	—	13,916,908	—	13,916,908
Materials	—	2,003,432	—	2,003,432
Real Estate	—	4,796,130	—	4,796,130
Utilities	—	57,926,373	—	57,926,373
Futures	124,851	—	—	124,851
Mortgage-Backed Securities	—	756,872	—	756,872
Municipal Bonds	—	12,132,211	—	12,132,211

See Notes to Financial Statements.

1401

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Short-Term Investments
Repurchase Agreements	$—	$6,570,013	$—	$6,570,013
U.S. Government Agency Security	—	2,699,711	—	2,699,711
U.S. Treasury Obligations	—	137,790,614	—	137,790,614
Supranational	—	13,342,207	—	13,342,207
U.S. Government Agency Securities	—	198,536,582	—	198,536,582
U.S. Treasury Obligation	—	48,875,347	—	48,875,347

Total Assets	$124,851	$1,378,102,972	$—	$1,378,227,823

Liabilities:
Futures	(247,362)	—	—	(247,362)

Total Liabilities	$(247,362)	$—	$—	$(247,362)

Total	$(122,511)	$1,378,102,972	$—	$1,377,980,461

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$124,851	*

Total		$124,851

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(247,362	)*

Total		$(247,362)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Total
Interest rate contracts	$129,795	$(7,840,138)	$(7,710,343)

Total	$129,795	$(7,840,138)	$(7,710,343)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Interest rate contracts	$(1,328,271)	$(1,328,271)

Total	$(1,328,271)	$(1,328,271)

^ This Portfolio held futures contracts and option contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

1402

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Portfolio held option contracts with an average notional balance of approximately $135,000 for one month and futures contracts with an average notional balance of approximately $315,687,000 during the year ended December 31, 2020.

The average amount of borrowings while outstanding for 24 days during the year ended December 31, 2020, was approximately $14,200,000 at a weighted average interest rate of 0.02%.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,801,251,345
Long-term U.S. government debt securities	94,040,784

$1,895,292,129

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,835,301,921
Long-term U.S. government debt securities	131,775,175

$1,967,077,096

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$7,528,666
Aggregate gross unrealized depreciation	(2,025,188)

Net unrealized appreciation	$5,503,478

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,372,476,983

See Notes to Financial Statements.

1403

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $1,365,718,108)	$1,371,532,959
Repurchase Agreements (Cost $6,570,013)	6,570,013
Cash	5,256,038
Foreign cash (Cost $1)	1
Cash held as collateral at broker for futures	500,000
Dividends, interest and other receivables	2,442,883
Due from broker for futures variation margin	702,310
Receivable for securities sold	128,202
Receivable for Portfolio shares sold	45,868
Receivable for forward settling transactions	12,393
Securities lending income receivable	897
Other assets	5,703

Total assets	1,387,197,267

LIABILITIES
Payable for return of collateral on securities loaned	6,570,013
Investment management fees payable	492,030
Payable for Portfolio shares redeemed	345,034
Administrative fees payable	110,103
Distribution fees payable – Class IB	27,266
Distribution fees payable – Class IA	11,256
Other liabilities	127,656
Accrued expenses	412,552

Total liabilities	8,095,910

NET ASSETS	$1,379,101,357

Net assets were comprised of:
Paid in capital	$1,395,258,440
Total distributable earnings (loss)	(16,157,083)

Net assets	$1,379,101,357

Class IA
Net asset value, offering and redemption price per share, $52,162,432 / 5,279,450 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.88

Class IB
Net asset value, offering and redemption price per share, $128,792,920 / 13,013,059 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.90

Class K
Net asset value, offering and redemption price per share, $1,198,146,005 / 121,267,638 shares outstanding (unlimited amount authorized: $0.01 par value)	$9.88

(x)	Includes value of securities on loan of $6,436,055.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Interest	$20,089,286
Securities lending (net)	15,793

Total income	20,105,079

EXPENSES
Investment management fees	6,429,339
Administrative fees	1,251,889
Distribution fees – Class IB	324,666
Custodian fees	146,000
Distribution fees – Class IA	125,943
Professional fees	117,533
Printing and mailing expenses	111,009
Trustees’ fees	43,139
Interest expense	470
Miscellaneous	54,946

Gross expenses	8,604,934
Less: Waiver from investment manager	(926,432)

Net expenses	7,678,502

NET INVESTMENT INCOME (LOSS)	12,426,577

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	14,223,877
Futures contracts	(7,840,138)
Options written	129,795
Securities sold short	(3,864)

Net realized gain (loss)	6,509,670

Change in unrealized appreciation (depreciation) on:
Investments in securities	(2,347,457)
Futures contracts	(1,328,271)

Net change in unrealized appreciation (depreciation)	(3,675,728)

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,833,942

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,260,519

See Notes to Financial Statements.

1404

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EQ/PIMCO ULTRA SHORT BOND PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,426,577	$32,910,261
Net realized gain (loss)	6,509,670	(14,700,229)
Net change in unrealized appreciation (depreciation)	(3,675,728)	19,053,925

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,260,519	37,263,957

Distributions to shareholders:
Class IA	(398,079)	(1,151,658)
Class IB	(977,879)	(2,850,458)
Class K	(12,096,399)	(29,536,882)

Total distributions to shareholders	(13,472,357)	(33,538,998)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,773,901 and 2,184,722 shares, respectively ]	27,317,870	21,616,457
Capital shares issued in reinvestment of dividends[ 40,305 and 117,151 shares, respectively ]	398,079	1,151,658
Capital shares repurchased [(2,694,870) and (1,560,777) shares, respectively]	(26,523,032)	(15,519,768)

Total Class IA transactions	1,192,917	7,248,347

Class IB
Capital shares sold [ 3,356,292 and 1,938,770 shares, respectively ]	32,999,271	19,304,259
Capital shares issued in reinvestment of dividends[ 98,840 and 289,471 shares, respectively ]	977,879	2,850,458
Capital shares repurchased [ (3,303,190) and (2,509,995) shares, respectively ]	(32,576,095)	(24,950,871)

Total Class IB transactions	1,401,055	(2,796,154)

Class K
Capital shares sold [ 23,100,537 and 11,607,363 shares, respectively ]	228,626,758	115,271,333
Capital shares issued in reinvestment of dividends[ 1,224,907 and 3,005,106 shares, respectively ]	12,096,399	29,536,882
Capital shares repurchased [ (22,364,237) and (16,826,659) shares, respectively ]	(218,346,942)	(167,143,244)

Total Class K transactions	22,376,215	(22,335,029)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	24,970,187	(17,882,836)

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,758,349	(14,157,877)
NET ASSETS:
Beginning of year	1,352,343,008	1,366,500,885

End of year	$1,379,101,357	$1,352,343,008

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.85	$9.82	$9.93	$9.87	$9.77

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.22	0.19	0.12	0.07
Net realized and unrealized gain (loss)	0.04	0.04	(0.10)	0.07	0.13

Total from investment operations	0.11	0.26	0.09	0.19	0.20

Less distributions:
Dividends from net investment income	(0.08)	(0.23)	(0.20)	(0.13)	(0.10)

Net asset value, end of year	$9.88	$9.85	$9.82	$9.93	$9.87

Total return	1.07%	2.63%	0.88%	1.90%	2.05%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$52,162	$50,808	$43,413	$40,725	$43,821
Ratio of expenses to average net assets:
After waivers (f)	0.80%	1.05%**	0.86%**	0.86%**	0.89%**
Before waivers (f)	0.87%	1.12%**	0.88%**	0.87%**	0.91%**
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.73%	2.19%	1.87%	1.18%	0.76%
Before waivers (f)	0.66%	2.12%	1.85%	1.17%	0.75%
Portfolio turnover rate^	157%	252%	77%	73%	115%

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.86	$9.84	$9.94	$9.88	$9.79

Income (loss) from investment operations:
Net investment income (loss) (e)	0.07	0.22	0.19	0.12	0.08
Net realized and unrealized gain (loss)	0.05	0.03	(0.09)	0.07	0.11

Total from investment operations	0.12	0.25	0.10	0.19	0.19

Less distributions:
Dividends from net investment income	(0.08)	(0.23)	(0.20)	(0.13)	(0.10)

Net asset value, end of year	$9.90	$9.86	$9.84	$9.94	$9.88

Total return	1.17%	2.52%	0.98%	1.90%	1.95%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$128,793	$126,849	$129,330	$123,839	$124,562
Ratio of expenses to average net assets:
After waivers (f)	0.80%	1.05%**	0.86%**	0.86%**	0.89%**
Before waivers (f)	0.87%	1.12%**	0.88%**	0.87%**	0.91%**
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.73%	2.18%	1.87%	1.18%	0.76%
Before waivers (f)	0.66%	2.12%	1.85%	1.17%	0.75%
Portfolio turnover rate^	157%	252%	77%	73%	115%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.85	$9.82	$9.93	$9.87	$9.77

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10	0.24	0.21	0.14	0.10
Net realized and unrealized gain (loss)	0.03	0.04	(0.10)	0.07	0.13

Total from investment operations	0.13	0.28	0.11	0.21	0.23

Less distributions:
Dividends from net investment income	(0.10)	(0.25)	(0.22)	(0.15)	(0.13)

Net asset value, end of year	$9.88	$9.85	$9.82	$9.93	$9.87

Total return	1.32%	2.89%	1.14%	2.15%	2.31%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,198,146	$1,174,686	$1,193,758	$1,233,099	$1,206,521
Ratio of expenses to average net assets:
After waivers (f)	0.55%	0.80%**	0.61%**	0.61%**	0.64%**
Before waivers (f)	0.62%	0.87%**	0.63%**	0.62%**	0.66%**
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.98%	2.44%	2.11%	1.43%	1.01%
Before waivers (f)	0.91%	2.37%	2.09%	1.42%	0.99%
Portfolio turnover rate^	157%	252%	77%	73%	115%
**	Includes Interest Expense of 0.04%, 0.01%, 0.01% and 0.25% for the years ended December 31, 2016, 2017, 2018 and 2019, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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EQ/QUALITY BOND PLUS PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	Pacific Investment Management Company LLC (“PIMCO”)

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	5.96%	2.81%	1.89%
Portfolio – Class IB Shares	5.98	2.84	1.87
Portfolio – Class K Shares*	6.22	3.09	2.68
Bloomberg Barclays U.S. Intermediate Government Bond Index	5.73	2.89	2.46

* Date of inception 4/21/14. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 5.98% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Intermediate Government Bond Index, which returned 5.73% over the same period.

Portfolio Highlights

What helped performance during the year:

•	Off-benchmark exposure to high-yield corporates and credit risk–transfer securities contributed to Portfolio performance.

•	U.S. interest rate strategies were additive for the period.

•	Positions in Agency and Non-Agency mortgage-backed securities were additive.

•	Security selection within investment-grade corporates, emerging-market (EM) corporate bonds, quasi-sovereigns, sovereigns, agency mortgages and local municipals contributed to returns.

What hurt performance during the year:

•	Off-benchmark exposure to emerging market corporate bonds detracted from Portfolio performance.

•	Holdings of U.S. Treasury Inflation Protected Securities (TIPS) detracted from performance for the period.

•	Country selection in the Eurozone, particularly a preference for Italy, detracted from performance.

How derivatives contributed/detracted from performance during the year:

•

U.S. duration strategies, which were partially facilitated through the use of futures and options, added to performance. Outside the U.S., duration exposure and country selection in the Eurozone, partially facilitated through the use of futures, detracted from performance. Currency exposure, partially facilitated through the use of currency forwards, also detracted from performance.

•

Derivatives are used in the portfolio as a means to gain or decrease exposure to securities, markets, or sectors, as a substitute for exposure that may not otherwise be accessible through the use of cash bonds, for purposes of liquidity, or to take advantage of anticipated changes in market volatility.

Portfolio Characteristics As of December 31, 2020
Weighted Average Life (Years)	5.02
Weighted Average Coupon (%)	2.20
Weighted Average Effective Duration (Years)*	4.60
Weighted Average Rating**	AA+

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

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EQ/QUALITY BOND PLUS PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2020	% of Net Assets
U.S. Treasury Obligations	42.1%
U.S. Government Agency Securities	34.1
Mortgage-Backed Securities	6.2
Financials	4.6
Foreign Government Securities	3.2
Commercial Mortgage-Backed Securities	1.9
Asset-Backed Securities	1.8
Collateralized Mortgage Obligations	1.8
Real Estate	1.2
Industrials	0.9
Information Technology	0.9
Energy	0.8
Utilities	0.8
Communication Services	0.7
Consumer Discretionary	0.6
Consumer Staples	0.6
Health Care	0.5
Materials	0.3
Municipal Bonds	0.2
Repurchase Agreements	0.1
Cash and Other	(3.3)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,004.00	$4.06
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.08	4.10
Class IB
Actual	1,000.00	1,005.10	4.07
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.08	4.10
Class K
Actual	1,000.00	1,005.40	2.81
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.34	2.83

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.81%, 0.81% and 0.56%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2020

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (1.8%)
Affirm Asset Securitization Trust,
Series 2020-A A 2.950%, 2/18/25§		$130,000	$130,679
Air Canada Pass-Through Trust,
Series 2013-1 A 4.125%, 5/15/25§		666,140	631,747
Series 2017-1 AA 3.300%, 1/15/30§		538,560	525,426
Aircraft Certificate Owner Trust,
Series 2003-1A E 7.001%, 9/20/22 (r)§		28,863	28,624
American Airlines Pass-Through Trust,
Series 2019-1 AA 3.150%, 2/15/32		772,185	746,873
AmeriCredit Automobile Receivables Trust,
Series 2020-1 A2A 1.100%, 3/20/23		399,541	400,654
Anchorage Capital CLO Ltd.,
Series 2020-16A A 1.601%, 10/20/31 (l)§		900,000	902,026
Avis Budget Rental Car Funding AESOP LLC,
Series 2016-1A A 2.990%, 6/20/22§		207,000	208,188
Series 2018-2A A 4.000%, 3/20/25§		365,000	394,933
BlueMountain Fuji Eur CLO V DAC,
Series 5A A 0.910%, 1/15/33 (l)§	EUR	600,000	732,456
CBAM Ltd.,
Series 2018-5A A 1.238%, 4/17/31 (l)§		$900,000	895,331
Series 2018-8A A1 1.338%, 10/20/29 (l)§		900,000	898,395
CIFC Funding Ltd.,
Series 2015-5A A1R 1.075%, 10/25/27 (l)§		977,115	974,439
CLNC Ltd.,
Series 2019-FL1 A 1.402%, 8/20/35 (l)§		800,000	793,162
Continental Airlines Pass-Through Trust,
Series 2010-1 A 4.750%, 1/12/21		262,289	262,189
CVS Pass-Through Trust, 5.789%, 1/10/26§		180,254	189,702
Dorchester Park CLO DAC,
Series 2015-1A AR 1.118%, 4/20/28 (l)§		726,164	724,944
Dryden 77 CLO Ltd.,
Series 2020-77A A 2.224%, 5/20/31 (l)§		250,000	250,822
Dryden 78 CLO Ltd.,
Series 2020-78A C 2.168%, 4/17/33 (l)§		250,000	250,160
Elevation CLO Ltd.,
Series 2020-11A C 2.437%, 4/15/33 (l)§		250,000	244,539
Evans Grove CLO Ltd.,
Series 2018-1A A1 1.144%, 5/28/28 (l)§		676,298	671,251
Evergreen Credit Card Trust,
Series 2019-2 A 1.900%, 9/16/24§		1,000,000	1,026,649
Exeter Automobile Receivables Trust,
Series 2019-3A B 2.580%, 8/15/23§		341,884	343,360
First Investors Auto Owner Trust,
Series 2020-1A A 1.490%, 1/15/25§		145,307	146,244
Flagship Credit Auto Trust,
Series 2016-4 D 3.890%, 11/15/22§		170,000	171,069
Series 2019-4 B 2.530%, 11/17/25§		390,000	402,230
GMF Floorplan Owner Revolving Trust,
Series 2018-2 A2 0.539%, 3/15/23 (l)§		1,000,000	1,000,524
Goldentree Loan Management US CLO Ltd.,
Series 2020-7A A 2.118%, 4/20/31 (l)§		272,076	272,721
Hardee’s Funding LLC,
Series 2018-1A A23 5.710%, 6/20/48§		139,912	159,435
Series 2020-1A A2 3.981%, 12/20/50§		140,159	144,484
Hertz Vehicle Financing II LP,
Series 2017-1A A 2.960%, 10/25/21§		95,785	95,964
Series 2019-1A A 3.710%, 3/25/23§		70,904	71,105
Series 2019-2A A 3.420%, 5/25/25§		75,333	75,517
Jamestown CLO IV Ltd.,
Series 2014-4A A1CR 0.927%, 7/15/26 (l)§		37,169	37,163
JetBlue Pass-Through Trust,
Series 2020-1A A 4.000%, 11/15/32		900,000	967,564
JMP Credit Advisors CLO IIIR Ltd.,
Series 2014-1RA A 1.068%, 1/17/28 (l)§		739,138	733,324
LoanCore Issuer Ltd.,
Series 2018-CRE1 A 1.289%, 5/15/28 (l)§		437,859	436,338
Loomis Sayles CLO II Ltd.,
Series 2015-2A A1R 1.137%, 4/15/28 (l)§		841,210	837,660
LP Credit Card ABS Master Trust,
Series 2018-1 A 1.740%, 8/20/24 (l)§		618,439	639,190
Magnetite XXVI Ltd.,
Series 2020-26A A 1.987%, 7/15/30 (l)§		452,373	453,842
Marlette Funding Trust,
Series 2018-4A A 3.710%, 12/15/28§		19,143	19,215
Series 2019-3A A 2.690%, 9/17/29§		93,218	93,877
Mountain Hawk III CLO Ltd.,
Series 2014-3A AR 1.418%, 4/18/25 (l)§		75,917	75,891

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
OCP CLO Ltd.,
Series 2020-18A A 2.018%, 4/20/30 (l)§	$265,173	$265,721
OneMain Direct Auto Receivables Trust,
Series 2018-1A A 3.430%, 12/16/24§	476,022	480,765
Pennsylvania Higher Education Assistance Agency,
Series 2009-1 A1 1.115%, 7/25/29 (l)	231,576	231,733
Santander Drive Auto Receivables Trust,
Series 2020-2 A2A 0.620%, 5/15/23	522,173	522,624
SCFF I Ltd.,
Series 2020-1A A2A 3.487%, 4/15/31 (l)§	250,000	251,116
SoFi Consumer Loan Program LLC,
Series 2017-3 A 2.770%, 5/25/26§	7,867	7,880
Series 2017-5 A2 2.780%, 9/25/26§	67,980	68,519
Series 2017-6 A2 2.820%, 11/25/26§	23,859	23,957
SoFi Consumer Loan Program Trust,
Series 2018-3 A2 3.670%, 8/25/27§	59,118	59,345
Series 2019-3 A 2.900%, 5/25/28§	94,983	95,943
Sound Point CLO XII Ltd.,
Series 2016-2A AR2 0.000%, 10/20/28 (l)§	900,000	900,000
Sudbury Mill CLO Ltd.,
Series 2013-1A A1R 1.368%, 1/17/26 (l)§	111,223	111,162
Series 2013-1A A2R 1.388%, 1/17/26 (l)§	111,223	111,182
TICP CLO III-2 Ltd.,
Series 2018-3R A 1.058%, 4/20/28 (l)§	575,898	574,359
TRTX Issuer Ltd.,
Series 2019-FL3 A 1.303%, 10/15/34 (l)§	800,000	793,943
United Airlines Pass-Through Trust,
Series 2020-1 A 5.875%, 10/15/27	900,000	969,750
United States Small Business Administration,
Series 2004-20A 1 4.930%, 1/1/24	9,685	10,128
Series 2004-20C 1 4.340%, 3/1/24	130,266	137,471
Series 2005-20B 1 4.625%, 2/1/25	14,118	14,938
Series 2008-20G 1 5.870%, 7/1/28	194,112	215,447
Upstart Securitization Trust,
Series 2020-3 A 1.702%, 11/20/30§	159,883	159,693
Venture XII CLO Ltd.,
Series 2012-12A ARR 1.024%, 2/28/26 (l)§	504,565	502,869
Venture XVII CLO Ltd.,
Series 2014-17A ARR 1.117%, 4/15/27 (l)§	737,779	734,808
Voya CLO Ltd.,
Series 2019-1A DR 3.087%, 4/15/31 (l)§	100,000	95,389
WhiteHorse X Ltd.,
Series 2015-10A A1R 1.148%, 4/17/27 (l)§	245,771	244,940
World Financial Network Credit Card Master Trust,
Series 2018-A A 3.070%, 12/16/24	515,000	516,725
Series 2018-B M 3.810%, 7/15/25	240,000	238,466
Series 2019-B M 3.040%, 4/15/26	250,000	256,492

Total Asset-Backed Securities		27,655,271

Collateralized Mortgage Obligations (1.8%)
Adjustable Rate Mortgage Trust,
Series 2005-5 2A1 3.311%, 9/25/35 (l)	74,005	69,696
Alternative Loan Trust,
Series 2005-80CB 1A1 6.000%, 2/25/36	532,352	515,107
Series 2005-J12 2A1 0.688%, 8/25/35 (l)	499,234	337,564
Series 2006-OA22 A1 0.305%, 2/25/47 (l)	118,176	107,566
Series 2006-OA6 1A2 0.565%, 7/25/46 (l)	42,514	39,517
Series 2006-OC7 2A2A 0.485%, 7/25/46 (l)	81,080	105,507
Series 2007-14T2 A1 6.000%, 7/25/37	454,767	322,514
Series 2007-OH1 A1D 0.358%, 4/25/47 (l)	73,408	54,116
Banc of America Funding Trust,
Series 2004-A 1A3 2.809%, 9/20/34 (l)	21,509	21,541
Series 2006-H 4A2 3.222%, 9/20/46 (l)	144,668	135,611
Series 2006-J 4A1 3.500%, 1/20/47 (l)	8,896	8,393
Bear Stearns ALT-A Trust,
Series 2005-7 22A1 3.152%, 9/25/35 (l)	135,695	106,231
Series 2006-4 21A1 3.084%, 8/25/36 (l)	57,351	42,313
Bear Stearns ARM Trust,
Series 2003-9 2A1 3.022%, 2/25/34 (l)	25,411	25,338
Bear Stearns Mortgage Funding Trust,
Series 2006-AR5 1A1 0.310%, 12/25/46 (l)	453,690	427,515
Bear Stearns Structured Products, Inc. Trust,
Series 2007-R6 1A1 2.984%, 1/26/36 (l)	59,096	47,906
Bellemeade Re Ltd.,
Series 2019-1A M1B 1.898%, 3/25/29 (l)§	260,000	259,899
Series 2019-3A M1B 1.750%, 7/25/29 (l)§	170,392	170,527

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Series 2020-3A M1B 2.995%, 10/25/30 (l)§		$150,000	$150,381
Chase Mortgage Reference Notes,
Series 2019-CL1 M3 2.245%, 4/25/47 (l)§		80,793	81,633
CHL Mortgage Pass-Through Trust,
Series 2004-12 11A1 3.086%, 8/25/34 (l)		1,651	1,620
Series 2005-11 3A1 2.627%, 4/25/35 (l)		77,784	67,388
Series 2005-2 1A1 0.788%, 3/25/35 (l)		37,918	33,464
Citigroup Mortgage Loan Trust,
Series 2005-3 2A2A 3.125%, 8/25/35 (l)		9,914	10,009
Series 2009-7 5A2 5.500%, 12/25/35§		384,719	290,917
Collateralized Mortgage Obligation,
3.647%, 3/15/35 (l)		300,000	312,572
CSMC Mortgage-Backed Trust,
Series 2006-6 1A8 6.000%, 7/25/36		491,929	371,171
Eagle RE Ltd.,
Series 2020-1 M1A 1.045%, 1/25/30 (l)§		275,000	273,968
EMF-NL Prime BV,
Series 2008-APRX A2 0.291%, 4/17/41 (l)(m)	EUR	201,604	235,175
Eurohome UK Mortgages plc,
Series 2007-1 A 0.193%, 6/15/44 (l)(m)	GBP	576,243	764,870
Eurosail-UK plc,
Series 2007-4X A3 0.991%, 6/13/45 (l)(m)		766,304	1,037,714
FHLMC,
Series 4989 FA 0.499%, 8/15/40 (l)		$439,128	439,661
Series 4989 FB 0.499%, 10/15/40 (l)		352,735	353,149
Series 5015 BI 4.000%, 9/25/50IO IO		928,193	151,043
FHLMC STACR REMIC Trust,
Series 2020-DNA5 M2 2.882%, 10/25/50 (l)§		260,000	263,322
Series 2020-DNA6 M1 0.977%, 12/25/50 (l)§		130,125	130,145
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2017-DNA1 M2 3.395%, 7/25/29 (l)		240,330	246,027
Series 2017-DNA2 M2 3.595%, 10/25/29 (l)		250,000	258,196
Series 2017-HQA3 M2 2.495%, 4/25/30 (l)		218,863	221,997
FNMA,
Series 2014-C04 1M2 5.045%, 11/25/24 (l)		165,440	169,705
Series 2014-C04 2M2 5.145%, 11/25/24 (l)		98,094	100,534
Series 2015-C01 1M2 4.445%, 2/25/25 (l)		81,458	83,027
Series 2015-C01 2M2 4.695%, 2/25/25 (l)		22,423	22,776
Series 2015-C02 1M2 4.145%, 5/25/25 (l)		16,788	17,080
Series 2016-C03 2M2 6.045%, 10/25/28 (l)		114,898	120,745
Series 2016-C06 1M2 4.395%, 4/25/29 (l)		115,618	121,046
Series 2017-C01 1M2 3.695%, 7/25/29 (l)		217,006	223,308
GNMA,
Series 2015-H20 FB 0.740%, 8/20/65 (l)		551,288	554,510
Series 2016-H11 F 0.940%, 5/20/66 (l)		594,266	602,092
Series 2016-H15 FA 0.940%, 7/20/66 (l)		740,816	750,169
Series 2017-H10 FB 1.904%, 4/20/67 (l)		1,426,867	1,454,022
GSR Mortgage Loan Trust,
Series 2005-8F 4A1 6.000%, 11/25/35		447,110	305,423
Series 2005-AR6 2A1 3.201%, 9/25/35 (l)		62,352	64,197
Series 2006-AR2 2A1 3.144%, 4/25/36 (l)		91,971	75,626
Series 2007-AR1 2A1 2.922%, 3/25/47 (l)		240,720	194,369
HarborView Mortgage Loan Trust,
Series 2006-13 A 0.330%, 11/19/46 (l)		69,222	57,739
Hawksmoor Mortgages,
Series 2019-1A A 1.104%, 5/25/53 (l)§	GBP	2,621,231	3,592,624
Home RE Ltd.,
Series 2020-1 M1B 3.395%, 10/25/30 (l)§		$210,368	213,729
Impac CMB Trust,
Series 2003-8 2A1 1.048%, 10/25/33 (l)		767	765
Impac Secured Assets CMN Owner Trust,
Series 2005-1 5A1 0.415%, 7/25/35 (l)		260,695	191,760
IndyMac INDX Mortgage Loan Trust,
Series 2005-AR11 A3 3.149%, 8/25/35 (l)		404,036	360,265
Series 2006-AR39 A1 0.328%, 2/25/37 (l)		617,034	595,455
JP Morgan Mortgage Trust,
Series 2006-A3 6A1 3.016%, 8/25/34 (l)		43,445	42,573
Series 2007-A1 3A3 3.468%, 7/25/35 (l)		51,815	51,861
Series 2007-S3 1A90 7.000%, 8/25/37		56,934	43,009
Lehman XS Trust,
Series 2006-4N A1C1 0.375%, 4/25/46 (l)		86,468	88,309
Ludgate Funding plc,
Series 2007-1 A2A 0.221%, 1/1/61 (l)(m)	GBP	707,122	918,223
Series 2008-W1X A1 0.660%, 1/1/61 (l)(m)		103,754	138,212

See Notes to Financial Statements.

1412

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Merrill Lynch Mortgage Investors Trust MLMI,
Series 2003-A1 3A 1.757%, 12/25/32 (l)		$12,916	$12,492
Mortgage Insurance-Linked Notes,
Series 2019-1 M1 2.045%, 11/26/29 (l)§		170,151	169,745
MortgageIT Mortgage Loan Trust,
Series 2006-1 1A1 0.610%, 4/25/36 (l)		293,204	278,303
Nomura Resecuritization Trust,
Series 2014-7R 2A3 0.350%, 12/26/35 (l)§		27,251	27,215
Oaktown Re V Ltd.,
Series 2020-2A M1A 2.545%, 10/25/30 (l)§		150,000	150,194
PMT Credit Risk Transfer Trust,
Series 2019-1R A 2.145%, 3/27/24 (l)§		68,026	62,639
Series 2019-2R A 2.895%, 5/27/23 (l)§		96,364	92,679
Series 2019-3R A 2.845%, 10/27/22 (l)§		57,196	56,563
Radnor RE Ltd.,
Series 2019-1 M1B 2.098%, 2/25/29 (l)§		150,054	150,079
Series 2019-2 M1B 1.900%, 6/25/29 (l)§		250,000	249,151
Series 2020-1 M1A 1.095%, 2/25/30 (l)§		250,000	249,701
RALI Trust,
Series 2005-QO2 A1 1.969%, 9/25/45 (l)		363,920	346,893
Series 2006-QA6 A1 0.525%, 7/25/36 (l)		623,688	623,195
Reperforming Loan REMIC Trust,
Series 2006-R1 AF1 0.490%, 1/25/36 (l)§		290,310	277,575
Residential Asset Securitization Trust,
Series 2005-A15 5A1 5.750%, 2/25/36		16,014	10,668
Series 2006-A12 A1 6.250%, 11/25/36		176,783	102,726
Sequoia Mortgage Trust,
Series 10 2A1 0.912%, 10/20/27 (l)		2,575	2,498
Series 2003-4 2A1 0.852%, 7/20/33 (l)		18,689	18,182
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5 A1 0.650%, 7/19/35 (l)		67,351	64,557
Series 2006-AR3 11A1 0.570%, 4/25/36 (l)		322,727	297,699
Towd Point Mortgage Funding,
Series 2019-A13A A1 0.953%, 7/20/45 (l)§	GBP	1,271,046	1,735,849
Towd Point Mortgage Funding 2020-Auburn 14 plc,
Series 2020-A14X A 0.954%, 5/20/45 (l)(m)		1,640,075	2,236,951
Traingle Re Ltd.,
Series 2020-1 M1A 3.150%, 10/25/30 (l)§		$155,000	155,572
WaMu Mortgage Pass-Through Certificates Trust,
Series 2006-AR14 1A4 2.643%, 11/25/36 (l)		390,759	387,591
Series 2006-AR9 1A 1.609%, 8/25/46 (l)		129,264	123,044

Total Collateralized Mortgage Obligations			27,526,197

Commercial Mortgage-Backed Securities (1.9%)
A10 Bridge Asset Financing LLC,
Series 2020-C A 2.021%, 8/15/40§		744,955	744,898
Ashford Hospitality Trust,
Series 2018-ASHF A 1.059%, 4/15/35 (l)§		250,103	246,770
Series 2018-KEYS A 1.159%, 6/15/35 (l)§		350,000	333,708
BAMLL Commercial Mortgage Securities Trust,
Series 2013-WBRK D 3.534%, 3/10/37 (l)§		135,000	117,467
Series 2017-SCH AF 1.159%, 11/15/33 (l)§		565,000	539,262
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7 AS 3.989%, 9/15/48 (l)		39,000	43,089
BBCMS Mortgage Trust,
Series 2020-BID A 2.299%, 10/15/37 (l)§		260,000	260,159
Benchmark Mortgage Trust,
Series 2019-B9 A5 4.016%, 3/15/52		800,000	950,864
BFLD Trust,
Series 2020-EYP A 1.309%, 10/15/35 (l)§		800,000	802,572
BHMS Mortgage Trust,
Series 2018-ATLS A 1.409%, 7/15/35 (l)§		267,464	260,810
Braemar Hotels & Resorts Trust,
Series 2018-PRME A 0.979%, 6/15/35 (l)§		300,000	291,927
BX Commercial Mortgage Trust,
Series 2019-IMC A 1.159%, 4/15/34 (l)§		205,649	200,513
BX Trust,
Series 2018-EXCL A 1.246%, 9/15/37 (l)§		290,364	270,355
CCUBS Commercial Mortgage Trust,
Series 2017-C1 A4 3.544%, 11/15/50 (l)		470,000	537,649
CGRBS Commercial Mortgage Trust,
Series 2013-VN05 A 3.369%, 3/13/35§		630,000	660,469
Citigroup Commercial Mortgage Trust,
Series 2013-GC11 B 3.732%, 4/10/46 (l)		235,000	248,834
Series 2015-GC27 A5 3.137%, 2/10/48		596,977	647,199
Series 2016-C1 A4 3.209%, 5/10/49		606,000	671,461
CLNY Trust,
Series 2019-IKPR D 2.184%, 11/15/38 (l)§		250,000	226,934

See Notes to Financial Statements.

1413

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Commercial Mortgage Trust,
Series 2012-CR5 E 4.320%, 12/10/45 (l)§	$250,000	$176,009
Series 2013-SFS A1 1.873%, 4/12/35§	84,494	83,846
Series 2014-UBS4 A5 3.694%, 8/10/47	495,000	541,401
Series 2015-CR26 ASB 3.373%, 10/10/48	2,820,345	3,010,435
Series 2015-DC1 A5 3.350%, 2/10/48	400,000	438,195
Series 2016-COR1 ASB 2.972%, 10/10/49	1,500,000	1,603,380
CSAIL Commercial Mortgage Trust,
Series 2015-C2 A4 3.504%, 6/15/57	121,432	133,304
Series 2015-C3 A4 3.718%, 8/15/48	302,887	336,248
Series 2015-C4 A4 3.808%, 11/15/48	400,000	450,251
DBWF Mortgage Trust,
Series 2018-GLKS A 1.182%, 12/19/30 (l)§	203,119	200,590
Great Wolf Trust,
Series 2019-WOLF A 1.193%, 12/15/36 (l)§	257,000	251,621
GS Mortgage Securities Corp. Trust,
Series 2019-BOCA A 1.359%, 6/15/38 (l)§	303,566	301,301
Series 2019-SMP A 1.309%, 8/15/32 (l)§	300,000	293,430
GS Mortgage Securities Trust,
Series 2010-C1 A2 4.592%, 8/10/43§	613,556	613,398
Series 2011-GC5 D 5.388%, 8/10/44 (l)§	30,000	24,997
Series 2012-GC6 B 5.651%, 1/10/45 (l)§	230,000	235,379
Series 2013-G1 A2 3.557%, 4/10/31 (l)§	507,108	491,257
Series 2014-GC18 C 4.989%, 1/10/47 (l)	350,000	288,099
Series 2014-GC22 A5 3.862%, 6/10/47	283,842	311,498
Series 2015-GC30 AAB 3.120%, 5/10/50	876,790	916,151
Series 2018-GS9 A4 3.992%, 3/10/51 (l)	510,000	598,145
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2010-C2 D 5.655%, 11/15/43 (l)§	330,600	231,973
Series 2012-C6 E 5.152%, 5/15/45 (l)§	189,221	114,011
Series 2012-C8 AS 3.424%, 10/15/45§	400,000	411,097
Series 2012-C8 C 4.622%, 10/15/45 (l)§	405,000	335,698
Series 2012-LC9 E 4.419%, 12/15/47 (l)§	455,400	334,054
Series 2018-LAQ A 1.159%, 6/15/32 (l)§	609,758	602,165
Series 2020-NNN EFL 2.003%, 1/16/37 (l)§	20,998	20,589
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21 A5 3.775%, 8/15/47	510,000	559,499
Series 2014-C22 XA 0.830%, 9/15/47 IO (l)	6,740,790	170,694
Series 2015-C31 A3 3.801%, 8/15/48	329,944	371,396
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP7 XA 1.055%, 9/15/50 IO (l)	2,276,345	113,021
LSTAR Commercial Mortgage Trust,
Series 2016-4 A2 2.579%, 3/10/49§	240,481	243,918
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C22 A4 3.306%, 4/15/48	400,000	436,595
Series 2015-C27 ASB 3.557%, 12/15/47	785,081	832,495
Morgan Stanley Capital I Trust,
Series 2014-CPT B 3.445%, 7/13/29 (l)§	800,000	805,683
Series 2015-XLF2 SNMA 2.109%, 11/15/26 (l)§	131,298	116,816
Natixis Commercial Mortgage Securities Trust,
Series 2019-MILE A 1.659%, 7/15/36 (l)§	170,000	169,437
Starwood Retail Property Trust,
Series 2014-STAR A 1.629%, 11/15/27 (l)§	512,648	346,060
UBS Commercial Mortgage Trust,
Series 2018-C10 A4 4.313%, 5/15/51	400,000	474,793
Series 2018-C8 A4 3.983%, 2/15/51	335,000	388,818
Series 2018-C9 A4 4.117%, 3/15/51 (l)	510,000	596,131
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C4 A5 2.850%, 12/10/45	465,583	481,823
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS6 C 4.315%, 11/15/49 (l)	275,000	267,474
WFRBS Commercial Mortgage Trust,
Series 2013-C14 C 3.973%, 6/15/46 (l)	265,000	258,149
Series 2014-C24 AS 3.931%, 11/15/47	65,800	69,286
Series 2014-C25 A5 3.631%, 11/15/47	400,000	441,162

Total Commercial Mortgage-Backed Securities		28,546,712

Corporate Bonds (11.8%)
Communication Services (0.7%)
Diversified Telecommunication Services (0.3%)
Altice France SA
7.375%, 5/1/26§	500,000	523,900
AT&T, Inc. 4.350%, 3/1/29	800,000	953,950

See Notes to Financial Statements.

1414

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
2.750%, 6/1/31		$88,000	$93,876
2.250%, 2/1/32		700,000	707,529
4.500%, 5/15/35		700,000	845,930
3.500%, 9/15/53§		286,000	285,260
3.650%, 9/15/59§		219,000	220,986
CCO Holdings LLC
5.500%, 5/1/26§		173,000	179,486
Level 3 Financing, Inc.
3.875%, 11/15/29§		700,000	774,739
Verizon Communications, Inc.
3.000%, 3/22/27		87,000	96,310
4.862%, 8/21/46		168,000	225,622
5.012%, 4/15/49		21,000	29,085
2.987%, 10/30/56§		218,000	218,021

			5,154,694

Entertainment (0.1%)
Globo Comunicacao e Participacoes SA
4.875%, 1/22/30§		251,000	268,648
Walt Disney Co. (The)
2.650%, 1/13/31		700,000	763,719
2.750%, 9/1/49		158,000	166,740

			1,199,107

Interactive Media & Services (0.0%)
Baidu, Inc.
3.425%, 4/7/30		230,000	255,317
Tencent Holdings Ltd.
1.810%, 1/26/26§		226,000	231,014
3.240%, 6/3/50§		226,000	233,628
Weibo Corp.
3.375%, 7/8/30		247,000	251,554

			971,513

Media (0.2%)
Charter Communications Operating LLC
4.464%, 7/23/22		800,000	842,760
4.200%, 3/15/28		23,000	26,459
5.125%, 7/1/49		82,000	99,646
4.800%, 3/1/50		54,000	63,653
Comcast Corp.
3.450%, 2/1/50		138,000	161,640
Cox Communications, Inc.
2.950%, 6/30/23§		125,000	131,544
CSC Holdings LLC
6.750%, 11/15/21		65,000	67,684
5.375%, 2/1/28§		500,000	534,420
Interpublic Group of Cos., Inc. (The)
4.750%, 3/30/30		190,000	235,088
Time Warner Cable LLC
4.500%, 9/15/42		290,000	338,853
ViacomCBS, Inc.
3.375%, 2/15/28		133,000	149,498
3.700%, 6/1/28		59,000	67,736
4.950%, 1/15/31		80,000	100,336
4.200%, 5/19/32		50,000	60,211

			2,879,528

Wireless Telecommunication Services (0.1%)
Sprint Spectrum Co. LLC
3.360%, 9/20/21 (e)§		150,000	151,125
4.738%, 3/20/25§		340,000	369,325
Vodafone Group plc
3.750%, 1/16/24		800,000	873,758

			1,394,208

Total Communication Services			11,599,050

Consumer Discretionary (0.6%)
Auto Components (0.0%)
Clarios Global LP
4.375%, 5/15/26§	EUR	175,000	221,538
Lear Corp.
3.800%, 9/15/27		$41,000	45,709
3.500%, 5/30/30		130,000	141,025

			408,272

Automobiles (0.3%)
Daimler Finance North America LLC
2.550%, 8/15/22§		1,000,000	1,032,358
Ford Credit Canada Co.
(CDOR03 + 3.03%), 3.530%, 1/10/22 (k)	CAD	1,000,000	785,018
General Motors Co.
6.125%, 10/1/25		$51,000	61,257
6.800%, 10/1/27		71,000	91,005
Hyundai Capital America
1.150%, 11/10/22§		800,000	804,250
Nissan Motor Co. Ltd.
3.522%, 9/17/25§		600,000	641,655
4.810%, 9/17/30§		800,000	894,746

			4,310,289

Hotels, Restaurants & Leisure (0.1%)
Choice Hotels International, Inc.
3.700%, 12/1/29		900,000	983,728
Las Vegas Sands Corp.
3.200%, 8/8/24		120,000	126,557
2.900%, 6/25/25		211,000	220,006

			1,330,291

Internet & Direct Marketing Retail (0.1%)
Booking Holdings, Inc.
4.625%, 4/13/30		382,000	472,637
Expedia Group, Inc.
7.000%, 5/1/25§		700,000	766,245
Prosus NV
4.027%, 8/3/50§		215,000	223,062

			1,461,944

Specialty Retail (0.1%)
Advance Auto Parts, Inc.
1.750%, 10/1/27		91,000	92,387
3.900%, 4/15/30		134,000	153,525
AutoNation, Inc.
4.750%, 6/1/30		51,000	61,295
Ross Stores, Inc.
4.700%, 4/15/27		355,000	418,472

			725,679

See Notes to Financial Statements.

1415

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Textiles, Apparel & Luxury Goods (0.0%)
Ralph Lauren Corp.
2.950%, 6/15/30	$451,000	$486,896

Total Consumer Discretionary		8,723,371

Consumer Staples (0.6%)
Beverages (0.2%)
Anheuser-Busch InBev Worldwide, Inc.
5.550%, 1/23/49	445,000	630,774
4.500%, 6/1/50	800,000	1,007,641
4.600%, 6/1/60	161,000	206,534
Bacardi Ltd.
4.450%, 5/15/25§	800,000	892,811
Coca-Cola Femsa SAB de CV
2.750%, 1/22/30	251,000	271,158
1.850%, 9/1/32	177,000	176,226

		3,185,144

Food & Staples Retailing (0.0%)
Albertsons Cos., Inc.
3.500%, 2/15/23§	298,000	305,450

Food Products (0.1%)
BRF GmbH
4.350%, 9/29/26 (m)	224,000	236,040
Danone SA
2.589%, 11/2/23§	900,000	947,728
Tyson Foods, Inc.
3.950%, 8/15/24	277,000	308,856

		1,492,624

Household Products (0.1%)
Kimberly-Clark de Mexico SAB de CV
2.431%, 7/1/31§	304,000	313,880
Spectrum Brands, Inc.
5.750%, 7/15/25	227,000	234,094

		547,974

Tobacco (0.2%)
Altria Group, Inc.
4.800%, 2/14/29	59,000	70,399
3.400%, 5/6/30	310,000	342,638
BAT Capital Corp.
4.700%, 4/2/27	200,000	235,133
2.259%, 3/25/28	469,000	480,418
2.726%, 3/25/31	183,000	189,405
Imperial Brands Finance plc
3.125%, 7/26/24§	800,000	854,870
3.500%, 7/26/26§	800,000	878,559

		3,051,422

Total Consumer Staples		8,582,614

Energy (0.8%)
Energy Equipment & Services (0.0%)
Baker Hughes a GE Co. LLC
3.337%, 12/15/27	471,000	525,526
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350%, 12/1/21 (m)	20,003	18,947
7.350%, 12/1/26 PIK (m)	233,058	58,144
7.350%, 12/1/26 PIK§	587	146
Odebrecht Offshore Drilling Finance Ltd.
6.720%, 12/1/22 (m)	94,316	89,128
7.720%, 12/1/26 PIK (m)	700,281	74,725
Odebrecht Oil & Gas Finance Ltd.
(Zero Coupon), 2/1/21 (y)§	207,137	906
Transocean Poseidon Ltd.
6.875%, 2/1/27§	106,000	95,930

		863,452

Oil, Gas & Consumable Fuels (0.8%)
Boardwalk Pipelines LP
3.400%, 2/15/31	165,000	171,482
BP Capital Markets America, Inc.
3.194%, 4/6/25	200,000	219,489
Cenovus Energy, Inc.
4.250%, 4/15/27	225,000	244,687
Energy Transfer Operating LP
4.250%, 3/15/23	240,000	253,800
4.750%, 1/15/26	325,000	365,502
5.500%, 6/1/27	192,000	224,880
3.750%, 5/15/30	404,000	430,715
Eni SpA
4.250%, 5/9/29§	325,000	377,600
Enterprise Products Operating LLC
3.700%, 2/15/26	382,000	430,970
Exxon Mobil Corp.
1.571%, 4/15/23	305,000	313,651
2.992%, 3/19/25	233,000	254,440
Husky Energy, Inc.
4.400%, 4/15/29	607,000	666,851
Kinder Morgan Energy Partners LP
4.150%, 3/1/22	193,000	201,243
Kinder Morgan, Inc.
3.150%, 1/15/23	375,000	393,757
Marathon Oil Corp.
3.850%, 6/1/25	210,000	224,274
Marathon Petroleum Corp.
5.125%, 12/15/26	229,000	272,054
Midwest Connector Capital Co. LLC
3.625%, 4/1/22§	900,000	915,371
Noble Energy, Inc.
3.900%, 11/15/24	234,000	260,588
3.850%, 1/15/28	307,000	355,213
Occidental Petroleum Corp.
6.950%, 7/1/24	400,000	431,500
Oleoducto Central SA
4.000%, 7/14/27§	460,000	498,812
ONEOK, Inc.
4.350%, 3/15/29	208,000	234,639
6.350%, 1/15/31	51,000	65,297
Ovintiv Exploration, Inc.
5.625%, 7/1/24	155,000	166,431
Pertamina Persero PT
6.450%, 5/30/44 (m)	225,000	304,664
Petroleos Mexicanos
6.750%, 9/21/47	188,000	176,250
Phillips 66
(ICE LIBOR USD 3 Month + 0.60%), 0.833%, 2/26/21 (k)	1,000,000	1,000,651
Plains All American Pipeline LP
2.850%, 1/31/23	397,000	408,910
3.850%, 10/15/23	175,000	186,182

See Notes to Financial Statements.

1416

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
3.600%, 11/1/24		$157,000	$166,922
4.500%, 12/15/26		28,000	31,360
3.550%, 12/15/29		18,000	18,796
Rio Oil Finance Trust
Series 2014-1 9.250%, 7/6/24§		243,879	268,877
9.250%, 7/6/24 (m)		243,880	268,877
Sabine Pass Liquefaction LLC
5.000%, 3/15/27		218,000	257,165
Saudi Arabian Oil Co.
2.250%, 11/24/30§		350,000	354,812
Tengizchevroil Finance Co. International Ltd.
3.250%, 8/15/30§		230,000	243,513
TransCanada PipeLines Ltd.
9.875%, 1/1/21		145,000	145,000
Valero Energy Corp.
2.700%, 4/15/23		174,000	181,567
Williams Cos., Inc. (The)
3.500%, 11/15/30		143,000	161,029

			12,147,821

Total Energy			13,011,273

Financials (4.5%)
Banks (2.3%)
Australia & New Zealand Banking Group Ltd.
4.400%, 5/19/26§		240,000	275,843
Banco de Credito del Peru (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%),
3.125%, 7/1/30 (k)§		268,000	275,370
Banco Espirito Santo SA
4.000%, 1/21/19 (h)(m)(r)	EUR	1,700,000	269,985
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.375%, 4/17/25§		$153,000	174,628
Banco Santander SA
5.179%, 11/19/25		600,000	702,027
3.490%, 5/28/30		200,000	224,417
2.749%, 12/3/30		200,000	206,101
Bank of America Corp. (ICE LIBOR USD 3 Month + 1.00%),
1.215%, 4/24/23 (k)		600,000	605,982
4.125%, 1/22/24		1,700,000	1,884,848
Series DD (ICE LIBOR USD 3 Month + 4.55%), 6.300%, 3/10/26 (k)(y)		83,000	96,412
Series L
3.950%, 4/21/25		850,000	954,560
Series Z (ICE LIBOR USD 3 Month + 4.17%),
6.500%, 10/23/24 (k)(x)(y)		129,000	147,239
Bank of Nova Scotia (The)
2.500%, 1/8/21		87,000	87,016
Barclays Bank plc
7.625%, 11/21/22		220,000	243,100
(ICE LIBOR USD 6 Month + 1.73%),
6.860%, 6/15/32 (k)(y)§		51,000	72,026
Barclays plc
3.684%, 1/10/23		925,000	953,218
(ICE LIBOR USD 3 Month + 1.43%),
1.651%, 2/15/23 (k)		700,000	705,511
(ICE LIBOR USD 3 Month + 1.40%),
4.610%, 2/15/23 (k)		900,000	939,182
(BPSW1 + 1.32%), 2.375%, 10/6/23 (k)(m)	GBP	400,000	562,228
(ICE LIBOR USD 3 Month + 1.36%), 4.338%, 5/16/24 (k)		$200,000	216,203
3.250%, 2/12/27 (m)	GBP	500,000	761,044
BBVA USA
2.875%, 6/29/22		$410,000	423,882
BNP Paribas SA
4.375%, 9/28/25§		200,000	227,707
(SOFR + 1.61%), 1.904%, 9/30/28 (k)§		800,000	810,423
Citigroup, Inc.
(ICE LIBOR USD 3 Month + 4.07%), 5.950%, 1/30/23 (k)(y)		115,000	120,241
4.450%, 9/29/27		301,000	353,275
Series Q
(ICE LIBOR USD 3 Month + 4.10%), 4.316%, 2/15/21 (k)(y)		225,000	224,232
Series R
(ICE LIBOR USD 3 Month + 4.48%), 4.699%, 2/15/21 (k)(y)		145,000	144,855
Series W
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.60%), 4.000%, 12/10/25 (k)(y)		139,000	142,649
Commonwealth Bank of Australia
4.500%, 12/9/25§		240,000	275,771
Cooperatieve Rabobank UA
4.375%, 8/4/25		445,000	507,093
Credit Agricole SA
3.375%, 1/10/22§		320,000	329,590
3.750%, 4/24/23§		800,000	858,493
Credit Suisse Group Funding Guernsey Ltd.
3.800%, 9/15/22		800,000	844,678
Danske Bank A/S 5.375%, 1/12/24§		800,000	900,262
(ICE LIBOR USD 3 Month + 1.59%), 3.244%, 12/20/25 (k)§		335,000	358,407
Discover Bank
4.200%, 8/8/23		800,000	873,297
(USD Swap Semi 5 Year + 1.73%), 4.682%, 8/9/28 (k)		250,000	265,332
Fifth Third Bancorp Series L
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.22%), 4.500%, 9/30/25 (k)(y)		86,000	91,267

See Notes to Financial Statements.

1417

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
HSBC Holdings plc
(USD ICE Swap Rate 5 Year + 4.37%), 6.375%, 3/30/25 (k)(y)		$228,000	$249,090
(ICE LIBOR USD 3 Month + 1.55%), 4.041%, 3/13/28 (k)		200,000	228,044
ING Groep NV
(USD Swap Semi 5 Year + 5.12%), 6.875%, 4/16/22 (k)(m)(y)		200,000	208,500
JPMorgan Chase & Co.
(SOFR + 1.85%), 2.083%, 4/22/26 (k)		231,000	243,634
(SOFR + 1.89%), 2.182%, 6/1/28 (k)		900,000	955,464
Series V
(ICE LIBOR USD 3 Month + 3.32%), 3.545%, 4/1/21 (k)(y)		300,000	294,000
Lloyds Banking Group plc
(ASX Australia Bank Bill Short Term Rates 3 Month Mid + 1.40%), 1.419%, 3/7/25 (k)	AUD	1,100,000	847,515
4.000%, 3/7/25		1,300,000	1,101,206
Mitsubishi UFJ Financial Group, Inc.
(ICE LIBOR USD 3 Month + 0.74%), 0.968%, 3/2/23 (k)		$800,000	804,039
Mizuho Financial Group, Inc.
(ICE LIBOR USD 3 Month + 0.99%), 1.241%, 7/10/24 (k)		700,000	711,376
(ICE LIBOR USD 3 Month + 1.00%), 3.922%, 9/11/24 (k)		900,000	978,717
Natwest Group plc
(USD Swap Semi 5 Year + 7.60%), 8.625%, 8/15/21 (k)(y)		260,000	269,025
3.875%, 9/12/23		800,000	867,241
Oversea-Chinese Banking Corp. Ltd.
(ICE LIBOR USD 3 Month + 0.45%), 0.672%, 5/17/21 (k)§		600,000	600,534
Santander Holdings USA, Inc.
4.400%, 7/13/27		137,000	155,852
Societe Generale SA
4.250%, 9/14/23§		800,000	872,444
4.250%, 8/19/26§		236,000	262,882
Standard Chartered plc
(USD Swap Semi 5 Year + 6.30%), 7.500%, 4/2/22 (k)(m)(y)		200,000	207,500
5.200%, 1/26/24§		200,000	219,991
(ICE LIBOR USD 3 Month + 1.51%), 1.724%, 1/30/27 (k)(y)§		200,000	185,500
Sumitomo Mitsui Financial Group, Inc.
2.448%, 9/27/24		1,000,000	1,064,097
1.474%, 7/8/25		700,000	716,600
Truist Financial Corp.
Series Q
(US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 4.35%), 5.100%, 3/1/30 (k)(y)		286,000	325,325
UniCredit SpA 7.830%, 12/4/23§		1,600,000	1,884,276
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.30%), 2.569%, 9/22/26 (k)§		470,000	478,939
US Bancorp
Series J
(ICE LIBOR USD 3 Month + 2.91%), 5.300%, 4/15/27 (k)(y)		171,000	191,520
Wells Fargo & Co.
3.069%, 1/24/23		318,000	326,805
(ICE LIBOR USD 3 Month + 1.23%), 1.444%, 10/31/23 (k)		1,500,000	1,523,344
3.750%, 1/24/24		314,000	342,732
(SOFR + 2.00%), 2.188%, 4/30/26 (k)		156,000	164,206
4.300%, 7/22/27		121,000	141,285

			35,530,077

Capital Markets (1.0%)
Bank of New York Mellon Corp. (The)
Series E
(ICE LIBOR USD 3 Month + 3.42%), 3.659%, 3/20/21 (k)(y)		309,000	309,386
Series G
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.36%), 4.700%, 9/20/25 (k)(y)		69,000	75,900
Carlyle Finance Subsidiary LLC
3.500%, 9/19/29§		800,000	878,015
Charles Schwab Corp. (The)
Series G
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.97%), 5.375%, 6/1/25 (k)(y)		150,000	166,688
Credit Suisse Group AG
3.800%, 6/9/23		255,000	274,117
(USD Swap Semi 5 Year + 4.60%), 7.500%, 7/17/23 (k)(y)§		200,000	217,000
(ICE LIBOR USD 3 Month + 1.20%), 2.997%, 12/14/23 (k)§		900,000	939,262
(ICE LIBOR USD 3 Month + 1.24%), 4.207%, 6/12/24 (k)§		1,000,000	1,082,029
Deutsche Bank AG
3.150%, 1/22/21		800,000	800,873
3.300%, 11/16/22		1,100,000	1,146,801
3.950%, 2/27/23		1,000,000	1,060,664

See Notes to Financial Statements.

1418

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
(SOFR + 2.58%), 3.961%, 11/26/25 (k)		$2,020,000	$2,208,637
Goldman Sachs Group, Inc. (The)
3.750%, 5/22/25		100,000	112,247
(ICE LIBOR USD 3 Month + 1.75%), 1.972%, 10/28/27 (k)		700,000	738,084
Series P
(ICE LIBOR USD 3 Month + 2.87%), 5.000%, 11/10/22 (k)(x)(y)		81,000	81,236
Israel Electric Corp. Ltd.
Series 6 5.000%, 11/12/24 (m)		231,000	260,741
Morgan Stanley
5.000%, 11/24/25		185,000	220,078
3.125%, 7/27/26		800,000	893,925
(ICE LIBOR USD 3 Month + 1.34%), 3.591%, 7/22/28 (k)		891,000	1,013,278
Series J
(ICE LIBOR USD 3 Month + 3.81%), 4.047%, 1/15/21 (k)(y)		30,000	29,897
State Street Corp.
(SOFR + 2.60%), 2.901%, 3/30/26 (k)		24,000	26,086
Stifel Financial Corp.
4.000%, 5/15/30		900,000	1,006,417
UBS AG
7.625%, 8/17/22		960,000	1,063,200
UBS Group AG
(USD Swap Semi 5 Year + 5.88%), 7.125%, 8/10/21 (k)(m)(y)		309,000	316,725
(USD Swap Semi 5 Year + 4.87%), 7.000%, 2/19/25 (k)(m)(y)		200,000	227,000

			15,148,286

Consumer Finance (0.6%)
AGFC Capital Trust I
(ICE LIBOR USD 3 Month + 1.75%), 1.987%, 1/15/67 (k)§		1,070,000	454,750
American Express Co.
Series C
(ICE LIBOR USD 3 Month + 3.29%), 3.502%, 3/15/21 (k)(y)		125,000	120,937
Capital One Financial Corp.
2.600%, 5/11/23		144,000	150,807
3.300%, 10/30/24		398,000	435,063
Ford Motor Credit Co. LLC
3.200%, 1/15/21		1,700,000	1,700,850
4.063%, 11/1/24		200,000	210,100
5.125%, 6/16/25		900,000	976,320
General Motors Financial Co., Inc.
3.550%, 7/8/22		800,000	832,179
5.100%, 1/17/24		243,000	270,857
4.300%, 7/13/25		70,000	78,713
5.250%, 3/1/26		47,000	55,251
2.700%, 8/20/27		215,000	226,270
Harley-Davidson Financial Services, Inc.
3.550%, 5/21/21§		800,000	809,050
3.350%, 6/8/25§		453,000	488,388
LeasePlan Corp. NV
2.875%, 10/24/24§		800,000	839,666
Navient Corp.
6.625%, 7/26/21		260,000	265,525
OneMain Finance Corp.
6.125%, 5/15/22		700,000	742,875
Synchrony Financial
4.500%, 7/23/25		326,000	366,116

			9,023,717

Diversified Financial Services (0.3%)
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Class A
Series 2012-1 A 5.125%, 11/30/22§		163,364	149,356
GE Capital European Funding Unlimited Co.
4.625%, 2/22/27	EUR	50,000	76,146
GE Capital Funding LLC
3.450%, 5/15/25§		$700,000	769,098
4.050%, 5/15/27§		900,000	1,024,669
4.400%, 5/15/30§		1,327,000	1,558,814
Petronas Capital Ltd.
4.550%, 4/21/50§		307,000	409,972
Private Export Funding Corp.
Series II
2.050%, 11/15/22		79,000	81,653
Shell International Finance BV
3.250%, 4/6/50		292,000	328,613
Synchrony Bank
3.650%, 5/24/21		1,000,000	1,009,620
Voya Financial, Inc.
(ICE LIBOR USD 3 Month + 3.58%), 5.650%, 5/15/53 (k)		91,000	96,233

			5,504,174

Insurance (0.2%)
Alleghany Corp.
3.625%, 5/15/30		328,000	370,206
Ambac LSNI LLC
(ICE LIBOR USD 3 Month + 5.00%, 6.00% Floor), 6.000%, 2/12/23 (k)§		1,142,775	1,142,787
Assurant, Inc.
4.200%, 9/27/23		1,000,000	1,096,813
MetLife Capital Trust IV
7.875%, 12/15/37§		192,000	270,720
Nationwide Mutual Insurance Co.
9.375%, 8/15/39§		100,000	174,555

			3,055,081

Thrifts & Mortgage Finance (0.1%)
Nationwide Building Society
(ICE LIBOR USD 3 Month + 1.06%), 3.766%, 3/8/24 (k)§		1,000,000	1,062,082

Total Financials			69,323,417

See Notes to Financial Statements.

1419

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Health Care (0.5%)
Biotechnology (0.2%)
AbbVie, Inc.
3.450%, 3/15/22		$1,000,000	$1,032,131
2.950%, 11/21/26		1,050,000	1,155,331
Biogen, Inc.
4.050%, 9/15/25		360,000	413,725

			2,601,187

Health Care Equipment & Supplies (0.0%)
Zimmer Biomet Holdings, Inc.
3.550%, 3/20/30		56,000	63,341

Health Care Providers & Services (0.1%)
Banner Health
1.897%, 1/1/31		110,000	110,656
Baptist Healthcare System Obligated Group
Series 20B 3.540%, 8/15/50		217,000	238,043
Centene Corp. 4.250%, 12/15/27		53,000	56,379
Cigna Corp. 3.750%, 7/15/23		70,000	75,440
4.125%, 11/15/25		124,000	142,336
3.400%, 3/1/27		318,000	359,026
4.375%, 10/15/28		165,000	199,869
CommonSpirit Health
1.547%, 10/1/25		143,000	147,302
CVS Health Corp.
4.300%, 3/25/28		30,000	35,474
5.050%, 3/25/48		179,000	241,004
HCA, Inc.
5.250%, 6/15/26		47,000	55,605
Sutter Health
Series 20A 2.294%, 8/15/30		317,000	323,058

			1,984,192

Pharmaceuticals (0.2%)
Bayer US Finance II LLC
3.875%, 12/15/23§		400,000	435,774
4.250%, 12/15/25§		1,000,000	1,146,071
Royalty Pharma plc
1.750%, 9/2/27§		54,000	55,398
Shire Acquisitions Investments Ireland DAC
3.200%, 9/23/26		409,000	456,563
Teva Pharmaceutical Finance Netherlands II BV
1.250%, 3/31/23 (m)	EUR	600,000	707,565

			2,801,371

Total Health Care			7,450,091

Industrials (0.9%)
Aerospace & Defense (0.1%)
Boeing Co. (The)
1.950%, 2/1/24		$700,000	716,695
2.750%, 2/1/26		900,000	944,925
Embraer Netherlands Finance BV
5.400%, 2/1/27		240,000	254,550
Textron, Inc.
3.875%, 3/1/25		100,000	109,744

			2,025,914

Airlines (0.0%)
Southwest Airlines Co.
5.250%, 5/4/25		188,000	217,490

Building Products (0.2%)
Boral Finance Pty. Ltd.
3.000%, 11/1/22§		1,100,000	1,124,010
CRH America Finance, Inc.
4.500%, 4/4/48§		1,000,000	1,258,306

			2,382,316

Commercial Services & Supplies (0.0%)
Rockefeller Foundation (The)
Series 2020 2.492%, 10/1/50		700,000	721,543

Industrial Conglomerates (0.0%)
Alfa SAB de CV
5.250%, 3/25/24§		235,000	258,941

Machinery (0.1%)
CNH Industrial Capital LLC
4.875%, 4/1/21		600,000	605,806
3.875%, 10/15/21		500,000	512,025
Komatsu Finance America, Inc.
2.437%, 9/11/22 (m)		1,000,000	1,027,650

			2,145,481

Road & Rail (0.1%)
Empresa de Transporte de Pasajeros Metro SA
3.650%, 5/7/30§		375,000	420,938
ENA Master Trust
4.000%, 5/19/48§		206,000	221,643
Lima Metro Line 2 Finance Ltd.
4.350%, 4/5/36§		200,000	221,560
Penske Truck Leasing Co. LP
4.875%, 7/11/22§		750,000	799,514
Rumo Luxembourg SARL
5.875%, 1/18/25§		255,000	269,742

			1,933,397

Trading Companies & Distributors (0.2%)
Air Lease Corp.
2.875%, 1/15/26		87,000	91,650
3.625%, 4/1/27		16,000	17,209
Aircastle Ltd.
5.125%, 3/15/21		900,000	906,948
Aviation Capital Group LLC
3.875%, 5/1/23§		33,000	34,424
4.375%, 1/30/24§		88,000	92,839
5.500%, 12/15/24§		255,000	281,531
3.500%, 11/1/27§		38,000	38,091
Mitsubishi Corp.
2.625%, 7/14/22 (m)		800,000	824,307

			2,286,999

Transportation Infrastructure (0.2%)
Central Nippon Expressway Co. Ltd.
(ICE LIBOR USD 3 Month + 1.00%), 1.224%, 5/28/21 (k)(m)		1,600,000	1,604,256
Transurban Finance Co. Pty. Ltd.
2.450%, 3/16/31§		900,000	942,320

			2,546,576

Total Industrials			14,518,657

See Notes to Financial Statements.

1420

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Information Technology (0.9%)
Electronic Equipment, Instruments & Components (0.1%)
Arrow Electronics, Inc.
3.500%, 4/1/22	$800,000	$823,225

IT Services (0.2%)
Fiserv, Inc.
2.250%, 6/1/27	900,000	957,632
Mastercard, Inc.
3.300%, 3/26/27	127,000	144,480
3.850%, 3/26/50	183,000	235,974
PayPal Holdings, Inc.
2.400%, 10/1/24	1,000,000	1,068,452

		2,406,538

Semiconductors & Semiconductor Equipment (0.3%)
Broadcom Corp.
3.875%, 1/15/27	700,000	789,458
3.500%, 1/15/28	85,000	93,559
Broadcom, Inc.
4.110%, 9/15/28	1,102,000	1,259,775
5.000%, 4/15/30	256,000	310,970
4.150%, 11/15/30	299,000	345,111
Microchip Technology, Inc.
3.922%, 6/1/21	900,000	912,101
Micron Technology, Inc.
4.975%, 2/6/26	700,000	829,370
4.185%, 2/15/27	421,000	489,596
NXP BV
2.700%, 5/1/25§	39,000	41,976

		5,071,916

Software (0.1%)
Infor, Inc.
1.750%, 7/15/25§	119,000	123,280
Oracle Corp.
2.500%, 4/1/25	304,000	326,955
3.600%, 4/1/50	643,000	747,349
VMware, Inc.
2.950%, 8/21/22	800,000	830,519

		2,028,103

Technology Hardware, Storage & Peripherals (0.2%)
Apple, Inc.
2.400%, 8/20/50	315,000	316,604
Dell International LLC
5.450%, 6/15/23§	860,000	956,786
5.850%, 7/15/25§	600,000	715,359
6.020%, 6/15/26§	190,000	231,087
Seagate HDD Cayman
4.125%, 1/15/31§	700,000	745,500

		2,965,336

Total Information Technology		13,295,118

Materials (0.3%)
Chemicals (0.2%)
Alpek SAB de CV
4.250%, 9/18/29§	200,000	218,563
DuPont de Nemours, Inc.
4.205%, 11/15/23	230,000	253,611
4.493%, 11/15/25	230,000	268,338
Eastman Chemical Co.
3.800%, 3/15/25	110,000	122,144
LYB International Finance BV
4.000%, 7/15/23	345,000	373,746
Nutrition & Biosciences, Inc.
1.832%, 10/15/27§	83,000	85,403
Orbia Advance Corp. SAB de CV
4.875%, 9/19/22 (x)§	225,000	238,641
Syngenta Finance NV
4.441%, 4/24/23§	700,000	730,625

		2,291,071

Construction Materials (0.0%)
Inversiones CMPC SA
4.375%, 5/15/23 (m)	205,000	218,043
4.375%, 4/4/27 (m)	201,000	228,449

		446,492

Metals & Mining (0.1%)
Corp. Nacional del Cobre de Chile
3.750%, 1/15/31§	385,000	437,456
Fresnillo plc
4.250%, 10/2/50§	468,000	512,460
Glencore Funding LLC
4.125%, 5/30/23§	137,000	147,612
GUSAP III LP
4.250%, 1/21/30§	250,000	279,297
Indonesia Asahan Aluminium Persero PT
4.750%, 5/15/25§	299,000	330,021
Industrias Penoles SAB de CV
4.750%, 8/6/50§	310,000	358,825

		2,065,671

Paper & Forest Products (0.0%)
Suzano Austria GmbH
3.750%, 1/15/31	61,000	64,660

Total Materials		4,867,894

Real Estate (1.2%)
Equity Real Estate Investment Trusts (REITs) (1.1%)
American Tower Corp. (REIT)
3.375%, 5/15/24	1,000,000	1,087,877
AvalonBay Communities, Inc.
(REIT) 2.300%, 3/1/30	900,000	958,765
Boston Properties LP (REIT)
3.400%, 6/21/29	800,000	885,185
Brixmor Operating Partnership LP (REIT)
3.900%, 3/15/27	800,000	888,669
Corporate Office Properties LP (REIT)
2.250%, 3/15/26	700,000	730,577
Crown Castle International Corp. (REIT)
3.700%, 6/15/26	800,000	900,714
EPR Properties (REIT)
4.500%, 4/1/25	800,000	803,985
GLP Capital LP (REIT)
5.250%, 6/1/25	600,000	674,658
Healthcare Trust of America Holdings LP (REIT)
3.500%, 8/1/26	800,000	903,558
Host Hotels & Resorts LP (REIT)
Series D 3.750%, 10/15/23	12,000	12,600

See Notes to Financial Statements.

1421

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Kilroy Realty LP (REIT)
4.375%, 10/1/25		$1,700,000	$1,901,804
Mid-America Apartments LP (REIT)
3.600%, 6/1/27		800,000	904,054
National Retail Properties, Inc. (REIT)
2.500%, 4/15/30		900,000	928,369
Omega Healthcare Investors, Inc. (REIT)
3.375%, 2/1/31		800,000	838,004
Rexford Industrial Realty LP (REIT)
2.125%, 12/1/30		110,000	110,256
Scentre Group Trust 1 (REIT)
4.375%, 5/28/30§		900,000	1,038,527
Service Properties Trust (REIT)
4.950%, 10/1/29		800,000	798,912
Spirit Realty LP (REIT)
3.400%, 1/15/30		800,000	859,174
VEREIT Operating Partnership LP (REIT)
4.625%, 11/1/25		800,000	914,793
Washington Prime Group LP (REIT)
6.450%, 8/15/24 (e)		400,000	240,100
Welltower, Inc. (REIT)
2.750%, 1/15/31		700,000	738,330

			17,118,911

Real Estate Management & Development (0.1%)
Celulosa Arauco y Constitucion SA
4.200%, 1/29/30§		205,000	231,265
CPI Property Group SA
2.125%, 10/4/24(m)	EUR	700,000	888,025
Tesco Property Finance 5 plc
5.661%, 10/13/41 (m)	GBP	489,333	918,951

			2,038,241

Total Real Estate			19,157,152

Utilities (0.8%)
Electric Utilities (0.6%)
Avangrid, Inc.
3.800%, 6/1/29		$900,000	1,033,896
Duke Energy Corp.
3.750%, 4/15/24		600,000	656,859
Edison International
3.550%, 11/15/24		600,000	634,850
Enel Chile SA
4.875%, 6/12/28		226,000	266,327
Enel Finance International NV
4.250%, 9/14/23§		800,000	876,037
Entergy Arkansas LLC
3.750%, 2/15/21		1,530,000	1,533,721
Kentucky Utilities Co.
3.300%, 6/1/50		133,000	150,497
NextEra Energy Capital Holdings, Inc.
2.750%, 5/1/25		62,000	66,996
Pacific Gas and Electric Co.
(ICE LIBOR USD 3 Month + 1.38%), 1.600%, 11/15/21 (k)		800,000	800,647
3.500%, 6/15/25		700,000	749,860
3.150%, 1/1/26 (x)		600,000	639,337
2.950%, 3/1/26		600,000	633,350
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak
4.850%, 10/14/38§		311,000	346,961
Terraform Global Operating LLC 6.125%, 3/1/26§		26,000	26,715

			8,416,053

Gas Utilities (0.1%)
SGSP Australia Assets Pty. Ltd. 3.300%, 4/9/23 (e)(m)		1,000,000	1,066,845

Independent Power and Renewable Electricity Producers (0.0%)
Colbun SA 3.150%, 3/6/30§		260,000	280,394

Multi-Utilities (0.1%)
Berkshire Hathaway Energy Co. 6.125%, 4/1/36		229,000	338,589
San Diego Gas & Electric Co.
Series VVV 1.700%, 10/1/30		800,000	804,282
WEC Energy Group, Inc. 1.375%, 10/15/27		700,000	703,517

			1,846,388

Total Utilities			11,609,680

Total Corporate Bonds			182,138,317

Foreign Government Securities (0.8%)
Arab Republic of Egypt 6.125%, 1/31/22§		210,000	218,859
Argentina Government Bond 0.000%, 5/21/21 TIPS (r)	ARS	2,472,554	18,006
Argentine Republic
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.00%), 30.875%, 4/3/22 (k)(r)		150,000	946
Canada Government Bond 0.500%, 12/1/50 TIPS	CAD	296,274	290,781
Corp. Financiera de Desarrollo SA 2.400%, 9/28/27§		$470,000	475,875
Dominican Republic Government Bond 4.875%, 9/23/32§		276,000	304,204
Japan Bank for International Cooperation 2.375%, 7/21/22		800,000	824,878
Japan Government Bond CPI Linked 0.100%, 3/10/27 TIPS	JPY	170,423,537	1,656,575
Japan International Cooperation Agency 2.750%, 4/27/27		$900,000	1,001,203
Oriental Republic of Uruguay 4.375%, 1/23/31		64,430	79,027
Provincia de Buenos Aires
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.75%), 33.488%, 4/12/25 (k)(m)(r)	ARS	240,000	1,347

See Notes to Financial Statements.

1422

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Republic of Colombia 3.125%, 4/15/31		$235,000	$249,453
Republic of Panama 9.375%, 4/1/29		190,000	295,331
Republic of Peru
8.200%, 8/12/26 (m)	PEN	2,000,000	749,483
6.350%, 8/12/28 (m)		2,000,000	700,786
6.950%, 8/12/31 (m)		1,000,000	358,380
State of Israel Government Bond 3.875%, 7/3/50		$239,000	287,248
State of Qatar
4.500%, 4/23/28§		900,000	1,091,250
5.103%, 4/23/48§		800,000	1,124,000
Tokyo Metropolitan Government 2.500%, 6/8/22§		1,400,000	1,439,299
United Arab Emirates Government Bond
2.125%, 9/30/24§		425,000	446,250
2.500%, 4/16/25§		381,000	407,194
1.700%, 3/2/31§		230,000	229,425
3.875%, 4/16/50§		381,000	462,796
United Mexican States 3.900%, 4/27/25		278,000	312,733

Total Foreign Government Securities			13,025,329

Loan Participation (0.1%)
Financials (0.1%)
Consumer Finance (0.1%)
Delos Finance S.a r.l., New Loan (ICE LIBOR USD 3 Month + 1.75%), 1.970%, 10/6/23 (k)		2,100,000	2,094,750

Total Financials			2,094,750

Total Loan Participation			2,094,750

Mortgage-Backed Securities (6.2%)
FHLMC
2.383%, 11/1/31 (l)		2,025	2,116
5.500%, 1/1/35		44,564	51,952
5.500%, 7/1/35		32,596	37,715
4.000%, 7/1/44		301,805	334,571
4.000%, 2/1/46		402,005	445,901
4.000%, 8/1/48		379,833	412,049
4.500%, 10/1/48		310,813	341,653
4.000%, 11/1/48		132,763	143,982
4.500%, 11/1/48		645,028	709,030
5.000%, 11/1/48		191,546	215,476
4.000%, 12/1/48		232,235	251,787
FHLMC UMBS
3.500%, 9/1/49		627,380	681,966
3.500%, 10/1/49		603,026	650,824
3.500%, 11/1/49		236,902	254,701
3.500%, 1/1/50		720,407	789,392
FNMA
3.042%, 1/1/28 (l)		9,895	10,150
1.779%, 3/1/33 (l)		13,750	13,891
2.456%, 1/1/36 (l)		118,753	124,521
3.288%, 2/1/37 (l)		53,330	55,399
2.774%, 12/1/40 (l)		3,365	3,469
FNMA UMBS
9.000%, 8/1/26		349	382
2.500%, 5/1/30		12,212	12,794
2.500%, 8/1/31		358,172	375,792
2.500%, 11/1/31		618,578	648,622
2.500%, 12/1/31		210,330	220,546
2.500%, 1/1/32		535,264	561,261
2.500%, 2/1/32		20,563	21,562
5.500%, 4/1/33		41,137	47,443
5.500%, 7/1/33		39,711	45,770
5.500%, 4/1/34		21,164	24,475
5.500%, 5/1/34		15,206	17,586
5.500%, 11/1/34		62,579	72,712
5.500%, 2/1/35		230,187	266,780
4.500%, 8/1/35		10,135	11,260
5.000%, 10/1/35		18,272	21,041
5.000%, 7/1/36		20,595	23,699
4.500%, 7/1/37		6,340	7,048
4.500%, 8/1/37		7,831	8,729
4.500%, 4/1/38		53,757	60,292
4.500%, 2/1/39		244,084	273,886
4.500%, 3/1/39		265,816	298,169
4.500%, 4/1/39		150,216	168,532
4.500%, 5/1/39		2,832	3,177
4.500%, 6/1/39		25,433	28,544
4.500%, 7/1/39		332,072	372,747
5.000%, 12/1/39		52,255	60,253
4.500%, 1/1/40		30,884	34,596
4.000%, 12/1/40		181,361	201,117
4.500%, 3/1/41		13,260	14,838
4.500%, 5/1/41		2,926	3,282
4.500%, 7/1/41		2,305	2,576
3.500%, 2/1/42		99,305	109,434
4.500%, 9/1/42		95,101	106,532
3.500%, 11/1/42		1,109,584	1,225,198
4.500%, 11/1/42		38,358	43,052
3.500%, 1/1/43		175,605	193,902
3.500%, 4/1/43		664,559	733,974
4.000%, 10/1/43		698,858	774,113
3.000%, 5/1/45		72,410	76,601
3.000%, 8/1/45		677,595	716,811
3.500%, 3/1/48		1,363,786	1,480,741
3.500%, 5/1/48		1,077,136	1,169,172
4.000%, 8/1/48		211,283	229,214
4.000%, 9/1/48		390,810	423,856
4.500%, 9/1/48		910,705	1,000,814
4.000%, 12/1/48		245,560	266,248
4.000%, 6/1/49		621,200	677,998
3.500%, 10/1/49		661,747	712,293
3.500%, 11/1/49		492,639	530,114
3.500%, 1/1/50		703,936	765,623
3.500%, 2/1/50		7,499,304	7,915,103
FNMA/FHLMC UMBS, 30 Year, Single Family
1.500%, 1/25/51 TBA		2,345,000	2,369,549
2.000%, 1/25/51 TBA		1,510,000	1,568,985
2.500%, 1/25/51 TBA		2,240,000	2,361,450
3.500%, 1/25/51 TBA		5,000,000	5,286,719
2.000%, 2/25/51 TBA		2,000,000	2,074,922
3.000%, 2/25/51 TBA		17,200,000	18,037,156
2.000%, 3/25/51 TBA		19,100,000	19,781,184
2.500%, 3/25/51 TBA		10,400,000	10,928,938

See Notes to Financial Statements.

1423

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
GNMA
2.250%, 7/20/27 (l)	$807	$823
3.000%, 5/15/43	228,006	242,458
3.000%, 7/15/45	408,649	429,060
3.000%, 5/20/46	316,565	333,307
5.000%, 2/20/49	1,414,306	1,545,928
3.500%, 10/15/49	284,578	297,456
3.500%, 1/15/50	95,150	99,456
3.500%, 2/15/50	567,473	593,154
3.000%, 2/15/51 TBA	1,800,000	1,883,391

Total Mortgage-Backed Securities		96,424,785

Municipal Bonds (0.2%)
City Of Chicago General Obligation Bonds, Taxable Series 2015 B 7.750%, 1/1/42	100,000	108,448
City of Chicago Taxable General Obligation Bonds, Series 2008A 5.630%, 1/1/22	325,000	327,415
City of New York, General Obligation Bonds, Series D 1.923%, 8/1/31	205,000	209,410
County of Los Angeles Public Works Financing Authority, Revenue Bonds, Series 2010-B 5.841%, 8/1/21	255,000	263,068
Florida State Board of Administration Finance Corp. Revenue Bonds, Series 2020A 1.705%, 7/1/27	288,000	298,941
New York State Dormitory Authority, St Personal Income Tax Revenue Anticipation Notes, Series 2020B 5.000%, 3/31/21	75,000	75,882
Port Authority of New York and New Jersey Consolidated Notes, Series AAA 1.086%, 7/1/23	180,000	182,682
Regents of the University of California Medical Center, Revenue Bonds, Series 2010H 5.235%, 5/15/22	955,000	1,016,387
State of California 5.700%, 11/1/21	225,000	235,152
State of Illinois, Sales Tax Corporation Second Lien Securitization Bonds, Taxable Series 2020B 3.007%, 1/1/33	800,000	807,320
Tobacco Settlement Finance Authority Taxable Tobacco Settlement, Series 2020 3.000%, 6/1/35	215,000	216,488

Total Municipal Bonds		3,741,193

U.S. Government Agency Securities (34.1%)
FFCB
2.230%, 4/5/21	4,000,000	4,021,651
2.540%, 4/5/21	1,500,000	1,509,208
2.850%, 9/20/21	3,500,000	3,568,011
3.000%, 10/19/21	5,000,000	5,113,250
1.950%, 11/2/21	3,750,000	3,806,058
2.550%, 3/1/22	4,370,000	4,489,836
1.750%, 7/1/22	30,000,000	30,717,036
0.160%, 10/13/22	20,000,000	20,006,540
0.125%, 11/23/22	6,000,000	5,997,826
FHLB
5.625%, 6/11/21	150,000	153,640
1.875%, 7/7/21	635,000	640,677
2.625%, 12/10/21	21,470,000	21,969,272
2.125%, 6/10/22	5,545,000	5,703,860
2.000%, 9/9/22	36,060,000	37,189,547
1.375%, 2/17/23	30,000,000	30,750,372
2.125%, 3/10/23	7,440,000	7,757,530
2.125%, 6/9/23	26,595,000	27,869,839
2.500%, 2/13/24	2,365,000	2,533,245
2.875%, 9/13/24	20,000,000	21,927,128
2.750%, 12/13/24	17,950,000	19,708,055
2.375%, 3/14/25	5,500,000	5,959,240
3.250%, 11/16/28	12,910,000	15,364,226
FHLMC
2.375%, 1/13/22	46,804,000	47,872,105
2.750%, 6/19/23	34,032,000	36,207,400
0.800%, 10/28/26	3,000,000	3,001,444
FNMA
0.250%, 7/10/23	25,000,000	25,047,793
2.875%, 9/12/23	42,290,000	45,326,955
2.500%, 2/5/24	3,545,000	3,796,570
1.625%, 1/7/25	30,000,000	31,586,382
1.875%, 9/24/26	25,816,000	27,850,525
Hashemite Kingdom of Jordan AID Bonds 2.578%, 6/30/22	7,191,000	7,432,559
Iraq Government AID Bonds 2.149%, 1/18/22	7,460,000	7,611,184
NCUA Guaranteed Notes 3.450%, 6/12/21	20,000	20,275
Tennessee Valley Authority
3.875%, 2/15/21	818,000	821,516
1.875%, 8/15/22	850,000	873,339
Ukraine Government AID Bonds 1.471%, 9/29/21	11,300,000	11,393,457

Total U.S. Government Agency Securities		525,597,551

U.S. Treasury Obligations (41.5%)
U.S. Treasury Bonds
6.125%, 11/15/27	4,347,000	5,965,406
4.250%, 5/15/39	200,000	296,616
4.375%, 11/15/39	200,000	302,307
4.625%, 2/15/40	200,000	311,576
4.375%, 5/15/40	1,000,000	1,517,341
1.375%, 11/15/40	8,000,000	7,913,061
3.750%, 8/15/41	94,000	133,534
3.000%, 5/15/42	1,010,500	1,299,684
3.625%, 8/15/43	627,300	885,983
3.750%, 11/15/43	421,000	605,983

See Notes to Financial Statements.

1424

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
3.625%, 2/15/44		$1,055,000	$1,493,710
3.375%, 5/15/44		800,000	1,094,055
3.125%, 8/15/44		4,689,100	6,184,307
3.000%, 11/15/44		483,700	626,185
3.000%, 5/15/45		400,000	519,028
2.875%, 8/15/45		2,700,000	3,435,845
3.000%, 5/15/47		5,900,000	7,728,943
3.000%, 2/15/48		1,500,000	1,969,416
2.875%, 5/15/49		4,200,000	5,424,388
1.250%, 5/15/50		2,515,000	2,282,713
1.375%, 8/15/50		5,000,000	4,682,300
1.625%, 11/15/50		130,000	129,508
U.S. Treasury Inflation Linked Notes
0.375%, 7/15/25 TIPS		2,171,664	2,383,177
0.125%, 7/15/26 TIPS		1,282,377	1,410,103
0.750%, 7/15/28 TIPS		331,946	386,114
U.S. Treasury Notes
0.125%, 6/30/22		2,423,000	2,423,333
0.125%, 8/31/22		15,185,000	15,185,955
0.125%, 11/30/22		6,483,100	6,483,617
2.500%, 1/31/24		9,649,900	10,338,480
2.750%, 2/15/24		27,247,000	29,434,215
2.125%, 3/31/24		22,717,000	24,136,963
2.500%, 5/15/24		21,746,800	23,431,372
2.125%, 7/31/24#		10,000,000	10,681,171
2.125%, 9/30/24		4,700,000	5,031,024
2.000%, 2/15/25		59,940,800	64,181,168
1.125%, 2/28/25		1,438,000	1,488,594
0.375%, 4/30/25		16,577,000	16,636,672
2.125%, 5/15/25		30,428,000	32,844,132
0.250%, 8/31/25		17,001,000	16,943,652
0.250%, 9/30/25		33,171,600	33,044,875
2.250%, 11/15/25		42,200,700	46,089,592
0.375%, 11/30/25		487,500	488,188
0.375%, 12/31/25		17,044,000	17,057,151
1.625%, 2/15/26		4,984,200	5,300,251
1.500%, 8/15/26		10,635,000	11,258,094
2.000%, 11/15/26		10,469,300	11,392,960
2.250%, 2/15/27		12,748,000	14,090,083
2.250%, 8/15/27		26,294,000	29,152,287
2.250%, 11/15/27		11,532,000	12,803,418
2.750%, 2/15/28		11,215,000	12,857,926
2.875%, 5/15/28		5,240,000	6,069,806
3.125%, 11/15/28		12,759,300	15,105,629
2.625%, 2/15/29		9,196,800	10,557,870
2.375%, 5/15/29		30,797,500	34,808,000
1.625%, 8/15/29		1,173,000	1,254,821
1.750%, 11/15/29		3,249,400	3,511,675
1.500%, 2/15/30		7,122,200	7,536,092
0.625%, 5/15/30		12,824,100	12,539,863
0.625%, 8/15/30		28,343,700	27,635,513
0.875%, 11/15/30		8,789,700	8,760,031

Total U.S. Treasury Obligations			639,535,756

Total Long-Term Debt Securities (100.2%) (Cost $1,479,216,770)			1,546,285,861

SHORT-TERM INVESTMENTS:
Foreign Government Treasury Bills (2.4%)
Federative Republic of Brazil 0.00%, 4/1/21 (p)	BRL	64,100,000	12,278,489
Japan Treasury Bill 0.27%, 3/22/21 (p)	JPY	2,590,000,000	25,068,245

Total Foreign Government Treasury Bills			37,346,734

Repurchase Agreements (0.1%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $100,001, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $102,000. (xx)		$100,000	100,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $200,004, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $204,001. (xx)		200,000	200,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $21,817, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $24,241. (xx)		21,816	21,816
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $104,120, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $106,201. (xx)		104,119	104,119
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $100,002, collateralized by various Common Stocks; total market value $111,112. (xx)		100,000	100,000

See Notes to Financial Statements.

1425

EQ ADVISORS TRUST

EQ/QUALITY BOND PLUS PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $400,009, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125%-3.625%, maturing 9/30/21-8/15/49; total market value $443,759. (xx)	$400,000	$400,000

Total Repurchase Agreements		925,935

U.S. Treasury Obligations (0.6%)
U.S. Treasury Bills
0.03%, 1/12/21 (p)	2,810,000	2,809,969
0.07%, 3/2/21 (p)	1,900,000	1,899,766
0.08%, 3/4/21 (p)	2,200,000	2,199,703
0.08%, 4/15/21 (p),(v)	2,000,000	1,999,510

Total U.S. Treasury Obligations		8,908,948

Total Short-Term Investments (3.1%) (Cost $46,863,301)		47,181,617

Total Investments in Securities (103.3%) (Cost $1,526,080,071)		1,593,467,478
Other Assets Less Liabilities (-3.3%)		(50,861,993)

Net Assets (100%)		$1,542,605,485

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2020, the market value of these securities amounted to $102,069,055 or 6.6% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $496,674.
(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2020. Maturity date disclosed is the ultimate maturity date.
(h)

Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2020.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2020.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $18,489,480 or 1.2% of net assets.

(p)	Yield to maturity.
(r)	Value determined using significant unobservable inputs.
(v)	All, or a portion of security held by broker as collateral for forward foreign currency contracts, with a total collateral value of $741,818.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $896,061. This was collateralized by cash of $925,935 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2020.

Glossary:
ARM	— Adjustable Rate Mortgage
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLO	— Collateralized Loan Obligation
CPI	— Consumer Price Index
EUR	— European Currency Unit
FFCB	— Federal Farm Credit Bank
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GBP	— British Pound
GNMA	— Government National Mortgage Association
ICE	— Intercontinental Exchange
IO	— Interest Only
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
MYR	— Malaysian Ringgit
NCUA	— National Credit Union Administration
PIK	— Payment-in Kind Security
PEN	— Peruvian Sol
REMIC	— Real Estate Mortgage Investment Conduit
SOFR	— Secured Overnight Financing Rate
TBA	— To Be Announced; Security is subject to delayed
delivery
TIPS	— Treasury Inflation Protected Security
UMBS	— Uniform Mortgage-Backed Securities
USD	— United States Dollar

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro-Bund	5	3/2021	EUR	1,085,070	367
U.S. Treasury 2 Year Note	232	3/2021	USD	51,266,562	42,185
U.S. Treasury 5 Year Note	90	3/2021	USD	11,354,766	22,135
U.S. Treasury 10 Year Note	256	3/2021	USD	35,348,000	39,347
U.S. Treasury 10 Year Ultra Note	30	3/2021	USD	4,690,781	(13,760)
U.S. Treasury Ultra Bond	31	3/2021	USD	6,620,437	(114,577)

					(24,303)

Short Contracts
Canada 10 Year Bond	(8)	3/2021	CAD	(937,073)	(3,789)
Japan 10 Year Bond	(11)	3/2021	JPY	(16,184,398)	(927)
Japan 10 Year Bond Mini	(10)	3/2021	JPY	(1,470,534)	2,080
U.S. Treasury 5 Year Note	(48)	3/2021	USD	(6,055,875)	(16,939)
U.S. Treasury Long Bond	(17)	3/2021	USD	(2,944,188)	24,280

					4,705

					(19,598)

Forward Foreign Currency Contracts outstanding as of December 31, 2020 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
AUD	574,000	USD	426,059	JPMorgan Chase Bank	1/8/2021	16,487
CAD	576,000	USD	448,005	Bank of America	1/8/2021	4,514
CAD	516,000	USD	402,888	Goldman Sachs Bank USA	1/8/2021	2,494
GBP	243,000	USD	328,293	Barclays Bank plc	2/19/2021	4,113
USD	310,858	PEN	1,113,804	Bank of America**	3/15/2021	3,121
USD	1,417,101	PEN	5,077,471	Deutsche Bank AG**	3/15/2021	14,228
USD	3,663,364	BRL	18,600,000	JPMorgan Chase Bank**	4/5/2021	90,530

Total unrealized appreciation						135,487

USD	2,509,522	AUD	3,412,000	JPMorgan Chase Bank	1/8/2021	(121,077)
USD	1,808,609	CAD	2,345,000	Barclays Bank plc	1/8/2021	(33,679)
USD	2,878,861	EUR	2,403,000	Bank of America	1/8/2021	(57,021)
USD	285,302	CAD	364,933	JPMorgan Chase Bank	2/18/2021	(1,434)
USD	12,414,052	GBP	9,412,000	Bank of America	2/19/2021	(460,859)
USD	1,650,985	JPY	171,827,134	Citibank NA	2/26/2021	(14,099)
USD	275,448	EUR	225,412	JPMorgan Chase Bank	3/17/2021	(372)
USD	291,234	MYR	1,188,496	Goldman Sachs Bank USA**	3/17/2021	(3,491)
USD	24,950,148	JPY	2,590,000,000	Barclays Bank plc	3/22/2021	(155,626)
USD	8,379,644	BRL	45,500,000	JPMorgan Chase Bank**	4/5/2021	(360,355)

Total unrealized depreciation						(1,208,013)

Net unrealized depreciation						(1,072,526)

**	Non-deliverable forward.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)(a)	Total
Assets:
Asset-Backed Securities	$—	$27,626,647	$28,624	$27,655,271
Collateralized Mortgage Obligations	—	27,526,197	—	27,526,197
Commercial Mortgage-Backed Securities	—	28,546,712	—	28,546,712
Corporate Bonds
Communication Services	—	11,599,050	—	11,599,050
Consumer Discretionary	—	8,723,371	—	8,723,371
Consumer Staples	—	8,582,614	—	8,582,614
Energy	—	13,011,273	—	13,011,273
Financials	—	69,053,432	269,985	69,323,417
Health Care	—	7,450,091	—	7,450,091
Industrials	—	14,518,657	—	14,518,657
Information Technology	—	13,295,118	—	13,295,118
Materials	—	4,867,894	—	4,867,894
Real Estate	—	19,157,152	—	19,157,152
Utilities	—	11,609,680	—	11,609,680
Foreign Government Securities	—	13,005,030	20,299	13,025,329
Forward Currency Contracts	—	135,487	—	135,487
Futures	130,394	—	—	130,394
Loan Participations
Financials	—	2,094,750	—	2,094,750
Mortgage-Backed Securities	—	96,424,785	—	96,424,785
Municipal Bonds	—	3,741,193	—	3,741,193
Short-Term Investments
Foreign Government Treasury Bills	—	37,346,734	—	37,346,734
Repurchase Agreements	—	925,935	—	925,935
U.S. Treasury Obligations	—	8,908,948	—	8,908,948
U.S. Government Agency Securities	—	525,597,551	—	525,597,551
U.S. Treasury Obligations	—	639,535,756	—	639,535,756

Total Assets	$130,394	$1,593,284,057	$318,908	$1,593,733,359

Liabilities:
Forward Currency Contracts	—	(1,208,013)	—	(1,208,013)
Futures	(149,992)	—	—	(149,992)

Total Liabilities	$(149,992)	$(1,208,013)	$—	$(1,358,005)

Total	$(19,598)	$1,592,076,044	$318,908	$1,592,375,354

(a)	A security with a market value of $28,624 transferred from Level 2 to Level 3 at the end of the period due to inactive trading.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$130,394	*
Foreign exchange contracts	Receivables	135,487

Total		$265,881

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(149,992	)*
Foreign exchange contracts	Payables	(1,208,013)

Total		$(1,358,005)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$130,813	$2,340,360	$—	$2,471,173
Foreign exchange contracts	—	—	(960,840)	(960,840)

Total	$130,813	$2,340,360	$(960,840)	$1,510,333

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$190	$374,304	$—	$374,494
Foreign exchange contracts	—	—	(454,335)	(454,335)

Total	$190	$374,304	$(454,335)	$(79,841)

^ This Portfolio held forward foreign currency contracts, futures contracts and options contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

The Portfolio held option contracts with an average settlement value of approximately $15,000 for 6 months and forward foreign currency contracts and futures contracts with an average notional balance of approximately $45,344,000 and $177,399,000 respectively, during the year ended December 31, 2020.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2020:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$7,635	$(7,635)	$—	—
Barclays Bank plc	4,113	(4,113)	—	—
Citibank NA	—	—	—	—
Deutsche Bank AG	14,228	—	—	14,228
Goldman Sachs Bank USA	2,494	(2,494)	—	—
JPMorgan Chase Bank	107,017	(107,017)	—	—

Total	$135,487	$(121,259)	$—	$14,228

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged *	Net Amount Due to Counterparty
Bank of America	$517,880	$(7,635)	$(291,928)	$218,317
Barclays Bank plc	189,305	(4,113)	—	185,192
Citibank NA	14,099	—	—	14,099
Goldman Sachs Bank USA	3,491	(2,494)	—	997
JPMorgan Chase Bank	483,238	(107,017)	(376,221)	—

Total	$1,208,013	$(121,259)	$(668,149)	$418,605

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

*	The table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged is $73,669

The average amount of borrowings while outstanding for 117 days during the year ended December 31,2020, was approximately $15,170,000 at a weighted average interest rate of 1.71%.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$2,134,084,663
Long-term U.S. government debt securities	619,235,806

$2,753,320,469

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$2,349,466,579
Long-term U.S. government debt securities	691,391,203

$3,040,857,782

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$72,421,687
Aggregate gross unrealized depreciation	(6,679,284)

Net unrealized appreciation	$65,742,403

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,526,632,951

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $1,525,154,136)	$1,592,541,543
Repurchase Agreements (Cost $925,935)	925,935
Cash	6,378,224
Foreign cash (Cost $498,733)	506,699
Receivable for forward settling transactions	141,716,133
Receivable for securities sold	26,692,692
Dividends, interest and other receivables	7,527,422
Receivable for Portfolio shares sold	3,513,079
Due from broker for futures variation margin	784,612
Unrealized appreciation on forward foreign currency contracts	135,487
Securities lending income receivable	394
Other assets	6,731

Total assets	1,780,728,951

LIABILITIES
Payable for forward settling transactions	205,459,047
Payable for securities purchased	28,672,838
Unrealized depreciation on forward foreign currency contracts	1,208,013
Payable for return of collateral on securities loaned	925,935
Investment management fees payable	518,230
Payable for return of cash collateral on forward settling transactions	407,000
Payable for Portfolio shares redeemed	346,755
Distribution fees payable – Class IB	190,398
Administrative fees payable	159,831
Distribution fees payable – Class IA	39,410
Trustees’ fees payable	2,747
Accrued expenses	193,262

Total liabilities	238,123,466

NET ASSETS	$1,542,605,485

Net assets were comprised of:
Paid in capital	$1,484,697,681
Total distributable earnings (loss)	57,907,804

Net assets	$1,542,605,485

Class IA
Net asset value, offering and redemption price per share, $185,857,386 / 20,965,531 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.86

Class IB
Net asset value, offering and redemption price per share, $902,618,564 / 102,250,368 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.83

Class K
Net asset value, offering and redemption price per share, $454,129,535 / 51,245,317 shares outstanding (unlimited amount authorized: $0.01 par value)	$8.86

(x)	Includes value of securities on loan of $896,061.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Interest	$30,479,616
Dividends	53
Securities lending (net)	6,722

Total income	30,486,391

EXPENSES
Investment management fees	5,934,587
Distribution fees – Class IB	2,259,373
Administrative fees	1,881,853
Distribution fees – Class IA	470,492
Custodian fees	251,999
Printing and mailing expenses	123,955
Professional fees	113,005
Trustees’ fees	50,868
Interest expense	32,651
Miscellaneous	68,386

Total expenses	11,187,169

NET INVESTMENT INCOME (LOSS)	19,299,222

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	40,841,916
Futures contracts	2,340,360
Forward foreign currency contracts	(960,840)
Foreign currency transactions	136,458
Options written	142,350
Securities sold short	62,809

Net realized gain (loss)	42,563,053

Change in unrealized appreciation (depreciation) on:
Investments in securities	30,443,943
Futures contracts	374,304
Forward foreign currency contracts	(454,335)
Foreign currency translations	33,103
Options written	(6,527)

Net change in unrealized appreciation (depreciation)	30,390,488

NET REALIZED AND UNREALIZED GAIN (LOSS)	72,953,541

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$92,252,763

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$19,299,222	$29,536,769
Net realized gain (loss)	42,563,053	10,199,873
Net change in unrealized appreciation (depreciation)	30,390,488	49,902,241

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	92,252,763	89,638,883

Distributions to shareholders:
Class IA	(6,631,152)	(2,855,382)
Class IB	(32,159,059)	(14,343,561)
Class K	(17,265,136)	(9,206,443)

Total distributions to shareholders	(56,055,347)	(26,405,386)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 2,215,457 and 759,305 shares, respectively ]	20,093,672	6,472,144
Capital shares issued in reinvestment of dividends[ 748,482 and 328,835 shares, respectively ]	6,631,152	2,855,382
Capital shares repurchased [ (3,079,010) and (1,688,614) shares, respectively ]	(27,980,379)	(14,485,517)

Total Class IA transactions	(1,255,555)	(5,157,991)

Class IB
Capital shares sold [ 13,241,646 and 7,999,835 shares, respectively ]	118,980,868	68,966,468
Capital shares issued in reinvestment of dividends[ 3,645,272 and 1,658,594 shares, respectively ]	32,159,059	14,343,561
Capital shares repurchased [ (19,738,003) and (19,968,395) shares, respectively ]	(177,092,888)	(171,202,912)

Total Class IB transactions	(25,952,961)	(87,892,883)

Class K
Capital shares sold [ 11,505,912 and 16,294,663 shares, respectively ]	105,028,442	137,353,176
Capital shares issued in reinvestment of dividends[ 1,949,669 and 1,060,762 shares, respectively ]	17,265,136	9,206,443
Capital shares repurchased [ (21,022,426) and (4,679,335) shares, respectively ]	(189,321,492)	(40,380,557)

Total Class K transactions	(67,027,914)	106,179,062

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(94,236,430)	13,128,188

TOTAL INCREASE (DECREASE) IN NET ASSETS	(58,039,014)	76,361,685
NET ASSETS:
Beginning of year	1,600,644,499	1,524,282,814

End of year	$1,542,605,485	$1,600,644,499

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.67	$8.34	$8.48	$8.46	$8.47

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.15	0.13	0.09	0.09
Net realized and unrealized gain (loss)	0.41	0.32	(0.12)	0.03	— #

Total from investment operations	0.52	0.47	0.01	0.12	0.09

Less distributions:
Dividends from net investment income	(0.12)	(0.14)	(0.15)	(0.10)	(0.10)
Distributions from net realized gains	(0.21)	—	—	—	—

Total dividends and distributions	(0.33)	(0.14)	(0.15)	(0.10)	(0.10)

Net asset value, end of year	$8.86	$8.67	$8.34	$8.48	$8.46

Total return	5.96%	5.60%	0.08%	1.45%	1.09%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$185,857	$182,842	$180,841	$208,996	$143,640
Ratio of expenses to average net assets (f)	0.80%	0.83%	0.84%	0.80%	0.81%
Ratio of net investment income (loss) to average net assets (f)	1.19%	1.76%	1.58%	1.11%	1.04%
Portfolio turnover rate^	173%	181%	204%	184%	129%

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.64	$8.31	$8.44	$8.43	$8.43

Income (loss) from investment operations:
Net investment income (loss) (e)	0.11	0.15	0.13	0.09	0.09
Net realized and unrealized gain (loss)	0.41	0.32	(0.11)	0.02	0.01

Total from investment operations	0.52	0.47	0.02	0.11	0.10

Less distributions:
Dividends from net investment income	(0.12)	(0.14)	(0.15)	(0.10)	(0.10)
Distributions from net realized gains	(0.21)	—	—	—	—

Total dividends and distributions	(0.33)	(0.14)	(0.15)	(0.10)	(0.10)

Net asset value, end of year	$8.83	$8.64	$8.31	$8.44	$8.43

Total return	5.98%	5.62%	0.20%	1.34%	1.20%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$902,619	$907,886	$958,785	$1,062,882	$1,137,174
Ratio of expenses to average net assets (f)	0.80%	0.83%	0.84%	0.80%	0.81%
Ratio of net investment income (loss) to average net assets (f)	1.19%	1.76%	1.58%	1.11%	1.04%
Portfolio turnover rate^	173%	181%	204%	184%	129%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$8.67	$8.34	$8.47	$8.46	$8.46

Income (loss) from investment operations:
Net investment income (loss) (e)	0.13	0.17	0.15	0.12	0.11
Net realized and unrealized gain (loss)	0.41	0.32	(0.11)	0.01	0.01

Total from investment operations	0.54	0.49	0.04	0.13	0.12

Less distributions:
Dividends from net investment income	(0.14)	(0.16)	(0.17)	(0.12)	(0.12)
Distributions from net realized gains	(0.21)	—	—	—	—

Total dividends and distributions	(0.35)	(0.16)	(0.17)	(0.12)	(0.12)

Net asset value, end of year	$8.86	$8.67	$8.34	$8.47	$8.46

Total return	6.22%	5.86%	0.45%	1.59%	1.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$454,130	$509,918	$384,658	$412,848	$328,949
Ratio of expenses to average net assets (f)	0.55%	0.58%	0.59%	0.55%	0.56%
Ratio of net investment income (loss) to average net assets (f)	1.45%	2.01%	1.83%	1.36%	1.30%
Portfolio turnover rate^	173%	181%	204%	184%	129%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1434

EQ/SMALL COMPANY INDEX PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	AllianceBernstein L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	19.74%	12.82%	10.82%
Portfolio – Class IB Shares	19.73	12.81	10.79
Portfolio – Class K Shares*	20.08	13.10	13.57
Russell 2000® Index	19.96	13.26	11.20

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 19.73% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell 2000® Index, which returned 19.96% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The sectors that contributed to performance were health care, information technology, consumer discretionary, industrials and materials.

•	The five stocks that contributed most to performance were Plug Power, Inc., Teladoc Health, Inc., Sunrun, Inc., Penn National Gaming, Inc. and MyoKardia, Inc.

What hurt performance during the year:

•	The sectors that detracted most from performance were financials, energy, real estate and utilities.

•	The five stocks that detracted most from performance were Intercept Pharmaceuticals, Inc., Invesco Mortgage Capital, Inc., Novocure Ltd., IBERIABANK Corp. and Blackstone Mortgage Trust, Inc.

How did derivatives contribute/detract from performance during the year?

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2020	% of Net Assets
Health Care	20.7%
Financials	15.3
Industrials	15.1
Information Technology	14.0
Consumer Discretionary	13.0
Real Estate	6.2
Materials	4.3
Repurchase Agreements	3.6
Consumer Staples	3.2
Utilities	3.0
Communication Services	2.3
Energy	2.1
Cash and Other	(2.8)

100.0%

1435

EQ/SMALL COMPANY INDEX PORTFOLIO (Unaudited)

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,379.80	$3.79
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.96	3.22
Class IB
Actual	1,000.00	1,379.40	3.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.96	3.22
Class K
Actual	1,000.00	1,381.00	2.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,023.21	1.95

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.63%, 0.63% and 0.38%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (2.3%)
Diversified Telecommunication Services (0.7%)
Anterix, Inc.*	4,900	$184,240
ATN International, Inc.	6,300	263,088
Bandwidth, Inc., Class A*	11,100	1,705,737
Cincinnati Bell, Inc.*	20,167	308,152
Cogent Communications Holdings, Inc.	23,225	1,390,481
Consolidated Communications Holdings, Inc.*	37,941	185,531
IDT Corp., Class B*	1,100	13,596
Iridium Communications, Inc.*	67,800	2,666,235
Liberty Latin America Ltd., Class A*	24,300	270,459
Liberty Latin America Ltd., Class C*	87,119	966,150
Ooma, Inc.*	7,000	100,800
ORBCOMM, Inc.*	46,600	345,772
Vonage Holdings Corp.*	128,100	1,649,287

		10,049,528

Entertainment (0.2%)
AMC Entertainment Holdings, Inc., Class A (x)	10,300	21,836
Cinemark Holdings, Inc. (x)	61,700	1,074,197
Eros STX Global Corp. (x)*	59,000	107,380
Glu Mobile, Inc.*	62,400	562,224
IMAX Corp.*	34,100	614,482
Liberty Media Corp.-Liberty Braves, Class A*	9,900	246,213
Liberty Media Corp.-Liberty Braves, Class C*	18,100	450,328
LiveXLive Media, Inc. (x)*	4,900	16,072
Marcus Corp. (The)	19,700	265,556

		3,358,288

Interactive Media & Services (0.4%)
Cargurus, Inc.*	49,800	1,580,154
Cars.com, Inc.*	41,200	465,560
DHI Group, Inc.*	2,500	5,550
Eventbrite, Inc., Class A (x)*	36,700	664,270
EverQuote, Inc., Class A*	8,800	328,680
Liberty TripAdvisor Holdings, Inc., Class A*	31,800	138,012
QuinStreet, Inc.*	24,700	529,568
TrueCar, Inc.*	51,100	214,620
Yelp, Inc.*	44,500	1,453,815

		5,380,229

Media (0.9%)
AMC Networks, Inc., Class A (x)*	22,300	797,671
Boston Omaha Corp., Class A*	9,500	262,675
Cardlytics, Inc.*	14,900	2,127,273
comScore, Inc.*	4,800	11,952
Daily Journal Corp.*	700	282,800
Emerald Holding, Inc.	14,100	76,422
Entercom Communications Corp., Class A	71,600	176,852
Entravision Communications Corp., Class A	38,300	105,325
EW Scripps Co. (The), Class A	34,312	524,630
Fluent, Inc.*	10,500	55,755
Gannett Co., Inc.*	19,589	65,819
Gray Television, Inc.*	65,000	1,162,850
Hemisphere Media Group, Inc.*	8,900	92,204
iHeartMedia, Inc., Class A (x)*	25,300	328,394
Loral Space & Communications, Inc.	11,496	241,301
Meredith Corp.	21,500	412,800
MSG Networks, Inc., Class A*	33,700	496,738
National CineMedia, Inc.	43,723	162,650
Saga Communications, Inc., Class A	2,000	48,040
Scholastic Corp.	14,860	371,500
Sinclair Broadcast Group, Inc., Class A	30,000	955,500
TechTarget, Inc.*	15,100	892,561
TEGNA, Inc.	121,100	1,689,345
Tribune Publishing Co.	17,400	238,380
WideOpenWest, Inc.*	32,900	351,043

		11,930,480

Wireless Telecommunication Services (0.1%)
Boingo Wireless, Inc.*	22,500	286,200
Gogo, Inc. (x)*	2,900	27,927
Shenandoah Telecommunications Co.	26,848	1,161,176
Spok Holdings, Inc.	14,400	160,272

		1,635,575

Total Communication Services		32,354,100

Consumer Discretionary (13.0%)
Auto Components (1.5%)
Adient plc*	49,600	1,724,592
American Axle & Manufacturing Holdings, Inc.*	62,275	519,373
Cooper Tire & Rubber Co.	33,322	1,349,541
Cooper-Standard Holdings, Inc.*	7,000	242,690
Dana, Inc.	85,565	1,670,229
Dorman Products, Inc.*	15,200	1,319,664
Fox Factory Holding Corp.*	22,400	2,367,904
Gentherm, Inc.*	22,600	1,473,972
Goodyear Tire & Rubber Co. (The)	133,300	1,454,303
LCI Industries	13,370	1,733,822
Modine Manufacturing Co.*	31,400	394,384
Motorcar Parts of America, Inc.*	10,800	211,896
Patrick Industries, Inc.	13,725	938,104
Standard Motor Products, Inc.	12,800	517,888
Stoneridge, Inc.*	13,300	402,059
Tenneco, Inc., Class A*	28,997	307,368
Visteon Corp.*	16,000	2,008,320
Workhorse Group, Inc. (x)*	53,000	1,048,340
XPEL, Inc. (m)*	9,200	474,352

		20,158,801

Automobiles (0.1%)
Winnebago Industries, Inc.	17,346	1,039,719

Distributors (0.1%)
Core-Mark Holding Co., Inc.	25,600	751,872
Funko, Inc., Class A (x)*	18,000	186,840

See Notes to Financial Statements.

1437

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EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Greenlane Holdings, Inc., Class A (x)*	11,400	$45,144
Weyco Group, Inc.	2,700	42,768

		1,026,624

Diversified Consumer Services (0.5%)
Adtalem Global Education, Inc.*	36,000	1,222,200
American Public Education, Inc.*	8,607	262,342
Carriage Services, Inc.	7,700	241,164
Collectors Universe, Inc.	2,400	180,960
Franchise Group, Inc.	7,400	225,330
Houghton Mifflin Harcourt Co.*	13,800	45,954
Laureate Education, Inc., Class A*	59,700	869,232
OneSpaWorld Holdings Ltd. (x)	29,300	297,102
Perdoceo Education Corp.*	38,600	487,518
Regis Corp.*	19,552	179,683
Strategic Education, Inc.	12,664	1,207,259
Stride, Inc.*	23,184	492,196
Universal Technical Institute, Inc.*	2,600	16,796
Vivint Smart Home, Inc.*	40,200	834,150
WW International, Inc.*	26,600	649,040

		7,210,926

Hotels, Restaurants & Leisure (3.7%)
Accel Entertainment, Inc.*	14,400	145,440
Bally’s Corp.*	13,200	663,036
Biglari Holdings, Inc., Class B*	491	54,599
BJ’s Restaurants, Inc.	12,134	467,038
Bloomin’ Brands, Inc.	59,800	1,161,316
Bluegreen Vacations Corp.	8,400	66,696
Bluegreen Vacations Holding Corp.*	1,180	15,965
Boyd Gaming Corp.*	46,700	2,004,364
Brinker International, Inc.	25,300	1,431,221
Caesars Entertainment, Inc.*	100,571	7,469,408
Carrols Restaurant Group, Inc.*	17,600	110,528
Century Casinos, Inc.*	9,500	60,705
Cheesecake Factory, Inc. (The) (x)	25,721	953,220
Churchill Downs, Inc.	21,879	4,261,810
Chuy’s Holdings, Inc.*	12,300	325,827
Cracker Barrel Old Country Store, Inc.	13,701	1,807,436
Dave & Buster’s Entertainment, Inc.	24,100	723,482
Del Taco Restaurants, Inc.*	14,200	128,652
Denny’s Corp.*	40,100	588,668
Dine Brands Global, Inc.	11,281	654,298
El Pollo Loco Holdings, Inc.*	16,600	300,460
Everi Holdings, Inc.*	36,800	508,208
Fiesta Restaurant Group, Inc.*	13,100	149,340
Golden Entertainment, Inc.*	7,700	153,153
Hilton Grand Vacations, Inc.*	49,100	1,539,285
International Game Technology plc (x)	57,300	970,662
Jack in the Box, Inc.	14,239	1,321,379
Lindblad Expeditions Holdings, Inc.*	13,300	227,696
Marriott Vacations Worldwide Corp.	23,680	3,249,370
Monarch Casino & Resort, Inc.*	4,500	275,490
Nathan’s Famous, Inc.	1,200	66,264
Noodles & Co.*	11,700	92,430
Papa John’s International, Inc.	18,642	1,581,774
Penn National Gaming, Inc.*	86,488	7,469,969
PlayAGS, Inc.*	3,800	27,360
Red Rock Resorts, Inc., Class A	38,900	974,056
Ruth’s Hospitality Group, Inc.	17,600	312,048
Scientific Games Corp., Class A*	31,300	1,298,637
SeaWorld Entertainment, Inc.*	28,400	897,156
Shake Shack, Inc., Class A (x)*	20,200	1,712,556
Texas Roadhouse, Inc.	39,618	3,096,543
Wingstop, Inc.	16,600	2,200,330

		51,517,875

Household Durables (2.0%)
Beazer Homes USA, Inc.*	13,500	204,525
Casper Sleep, Inc. (x)*	1,300	7,995
Cavco Industries, Inc.*	4,900	859,705
Century Communities, Inc.*	15,000	656,700
Ethan Allen Interiors, Inc.	15,154	306,262
GoPro, Inc., Class A*	57,100	472,788
Green Brick Partners, Inc.*	12,400	284,704
Hamilton Beach Brands Holding Co., Class A	3,100	54,281
Helen of Troy Ltd.*	14,198	3,154,654
Hooker Furniture Corp.	6,000	193,500
Installed Building Products, Inc.*	13,200	1,345,476
iRobot Corp. (x)*	15,900	1,276,611
KB Home	47,900	1,605,608
La-Z-Boy, Inc.	28,209	1,123,847
Legacy Housing Corp.*	2,100	31,731
LGI Homes, Inc.*	12,900	1,365,465
Lifetime Brands, Inc.	4,900	74,480
Lovesac Co. (The)*	6,000	258,540
M.D.C. Holdings, Inc.	27,847	1,353,364
M/I Homes, Inc.*	16,200	717,498
Meritage Homes Corp.*	21,939	1,816,988
Skyline Champion Corp.*	28,500	881,790
Sonos, Inc.*	39,500	923,905
Taylor Morrison Home Corp., Class A*	71,320	1,829,358
TopBuild Corp.*	19,200	3,534,336
TRI Pointe Group, Inc.*	85,601	1,476,617
Tupperware Brands Corp.*	28,400	919,876
Turtle Beach Corp. (x)*	3,000	64,650
Universal Electronics, Inc.*	5,200	272,792

		27,068,046

Internet & Direct Marketing Retail (0.8%)
1-800-Flowers.com, Inc., Class A*	7,400	192,400
CarParts.com, Inc. (x)*	24,900	308,511
Duluth Holdings, Inc., Class B (x)*	9,200	97,152
Groupon, Inc.*	12,315	467,909
Lands’ End, Inc.*	4,500	97,065
Liquidity Services, Inc.*	12,400	197,284
Magnite, Inc. (x)*	59,623	1,831,022
Overstock.com, Inc. (x)*	23,200	1,112,904
PetMed Express, Inc. (x)	7,200	230,832
Quotient Technology, Inc.*	56,100	528,462

See Notes to Financial Statements.

1438

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
RealReal, Inc. (The)*	42,900	$838,266
Shutterstock, Inc.	10,900	781,530
Stamps.com, Inc.*	9,300	1,824,567
Stitch Fix, Inc., Class A (x)*	32,400	1,902,528

		10,410,432

Leisure Products (0.6%)
Acushnet Holdings Corp.	19,900	806,746
American Outdoor Brands, Inc.*	7,458	127,010
Callaway Golf Co.	52,763	1,266,840
Clarus Corp.	5,124	78,909
Johnson Outdoors, Inc., Class A	2,500	281,575
Malibu Boats, Inc., Class A*	11,900	743,036
Marine Products Corp.	1,900	27,626
MasterCraft Boat Holdings, Inc.*	7,200	178,848
Nautilus, Inc.*	15,400	279,356
Smith & Wesson Brands, Inc.	29,835	529,571
Sturm Ruger & Co., Inc.	10,600	689,742
Vista Outdoor, Inc.*	28,000	665,280
YETI Holdings, Inc.*	42,800	2,930,516

		8,605,055

Multiline Retail (0.2%)
Big Lots, Inc.	25,600	1,099,008
Dillard’s, Inc., Class A (x)	4,900	308,945
Macy’s, Inc. (x)	180,100	2,026,125

		3,434,078

Specialty Retail (2.6%)
Aaron’s Co., Inc. (The)*	2,600	49,296
Abercrombie & Fitch Co., Class A	39,300	800,148
American Eagle Outfitters, Inc.	94,800	1,902,636
America’s Car-Mart, Inc.*	2,900	318,536
Asbury Automotive Group, Inc.*	11,442	1,667,557
At Home Group, Inc.*	22,500	347,850
Bed Bath & Beyond, Inc. (x)	75,100	1,333,776
Boot Barn Holdings, Inc.*	15,600	676,416
Buckle, Inc. (The) (x)	11,389	332,559
Caleres, Inc.	20,563	321,811
Camping World Holdings, Inc., Class A	18,900	492,345
Cato Corp. (The), Class A	18,023	172,841
Citi Trends, Inc.	800	39,744
Conn’s, Inc.*	2,600	30,394
Container Store Group, Inc. (The)*	7,300	69,642
Designer Brands, Inc., Class A	21,400	163,710
GameStop Corp., Class A (x)*	32,000	602,880
Genesco, Inc.*	8,057	242,435
Group 1 Automotive, Inc.	11,937	1,565,418
GrowGeneration Corp. (x)*	20,100	808,422
Guess?, Inc.	12,200	275,964
Haverty Furniture Cos., Inc.	8,800	243,496
Hibbett Sports, Inc.*	6,255	288,856
Lithia Motors, Inc., Class A	14,510	4,246,642
Lumber Liquidators Holdings, Inc.*	15,000	461,100
MarineMax, Inc.*	5,800	203,174
Michaels Cos., Inc. (The)*	48,300	628,383
Monro, Inc.	17,604	938,293
Murphy USA, Inc.	17,400	2,277,138
National Vision Holdings, Inc.*	44,592	2,019,572
ODP Corp. (The)*	31,300	917,090
OneWater Marine, Inc., Class A*	1,200	34,908
Rent-A-Center, Inc.	27,603	1,056,919
RH*	9,443	4,225,931
Sally Beauty Holdings, Inc.*	68,400	891,936
Shoe Carnival, Inc.	7,600	297,768
Signet Jewelers Ltd.	33,000	899,910
Sleep Number Corp.*	16,700	1,367,062
Sonic Automotive, Inc., Class A	14,825	571,800
Sportsman’s Warehouse Holdings, Inc.*	7,100	124,605
Tilly’s, Inc., Class A	2,700	22,032
Urban Outfitters, Inc.*	39,800	1,018,880
Winmark Corp.	800	148,640
Zumiez, Inc.*	8,500	312,630

		35,411,145

Textiles, Apparel & Luxury Goods (0.9%)
Crocs, Inc.*	42,834	2,683,978
Deckers Outdoor Corp.*	16,200	4,645,836
Fossil Group, Inc.*	16,500	143,055
G-III Apparel Group Ltd.*	24,200	574,508
Kontoor Brands, Inc.	25,000	1,014,000
Movado Group, Inc.*	3,500	58,170
Oxford Industries, Inc.	8,700	569,937
Rocky Brands, Inc.	100	2,807
Steven Madden Ltd.	48,310	1,706,309
Unifi, Inc.*	11,500	204,010
Vera Bradley, Inc.*	18,100	144,076
Wolverine World Wide, Inc.	44,780	1,399,375

		13,146,061

Total Consumer Discretionary		179,028,762

Consumer Staples (3.2%)
Beverages (0.3%)
Celsius Holdings, Inc. (x)*	20,600	1,036,386
Coca-Cola Consolidated, Inc.	2,600	692,302
MGP Ingredients, Inc.	7,100	334,126
National Beverage Corp. (x)	5,400	458,460
NewAge, Inc. (x)*	29,400	77,322
Primo Water Corp.	90,100	1,412,768

		4,011,364

Food & Staples Retailing (0.8%)
Andersons, Inc. (The)	16,209	397,283
BJ’s Wholesale Club Holdings, Inc.*	78,966	2,943,852
Chefs’ Warehouse, Inc. (The)*	15,100	387,919
HF Foods Group, Inc. (x)*	8,900	66,928
Ingles Markets, Inc., Class A	6,800	290,088
Natural Grocers by Vitamin Cottage, Inc.	12,300	169,002
Performance Food Group Co.*	75,600	3,599,316
PriceSmart, Inc.	11,452	1,043,163
Rite Aid Corp. (x)*	29,394	465,307
SpartanNash Co.	20,870	363,347
United Natural Foods, Inc.*	28,488	454,953

See Notes to Financial Statements.

1439

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Village Super Market, Inc., Class A	5,700	$125,742
Weis Markets, Inc.	6,851	327,546

		10,634,446

Food Products (1.5%)
Alico, Inc.	1,400	43,428
B&G Foods, Inc. (x)	37,700	1,045,421
Calavo Growers, Inc.	8,900	617,927
Cal-Maine Foods, Inc.*	17,384	652,595
Darling Ingredients, Inc.*	94,299	5,439,166
Farmer Bros Co.*	7,617	35,572
Fresh Del Monte Produce, Inc.	18,504	445,391
Freshpet, Inc.*	22,300	3,166,377
Hostess Brands, Inc.*	68,900	1,008,696
J & J Snack Foods Corp.	8,603	1,336,648
John B Sanfilippo & Son, Inc.	3,700	291,782
Lancaster Colony Corp.	10,737	1,972,709
Landec Corp.*	17,000	184,450
Limoneira Co.	10,900	181,485
Sanderson Farms, Inc.	11,493	1,519,375
Seneca Foods Corp., Class A*	6,900	275,310
Simply Good Foods Co. (The)*	47,700	1,495,872
Tootsie Roll Industries, Inc. (x)	9,990	296,703

		20,008,907

Household Products (0.2%)
Central Garden & Pet Co.*	5,600	216,216
Central Garden & Pet Co., Class A*	23,733	862,220
Oil-Dri Corp. of America	3,500	119,280
WD-40 Co.	8,227	2,185,749

		3,383,465

Personal Products (0.3%)
BellRing Brands, Inc., Class A*	22,669	551,083
Edgewell Personal Care Co.	30,100	1,040,858
elf Beauty, Inc.*	17,900	450,901
Inter Parfums, Inc.	9,100	550,459
Lifevantage Corp.*	2,400	22,368
Medifast, Inc.	6,000	1,178,040
Nature’s Sunshine Products, Inc.*	1,900	28,405
Revlon, Inc., Class A (x)*	10,100	119,988
USANA Health Sciences, Inc.*	7,000	539,700

		4,481,802

Tobacco (0.1%)
Turning Point Brands, Inc.	7,800	347,568
Universal Corp.	14,153	687,978
Vector Group Ltd.	77,808	906,463

		1,942,009

Total Consumer Staples		44,461,993

Energy (2.1%)
Energy Equipment & Services (0.6%)
Archrock, Inc.	71,000	614,860
Bristow Group, Inc.*	5,866	154,393
Cactus, Inc., Class A	26,600	693,462
ChampionX Corp.*	107,200	1,640,160
DMC Global, Inc.	8,000	346,000
Dril-Quip, Inc.*	21,700	642,754
Exterran Corp.*	15,100	66,742
Frank’s International NV*	78,900	216,186
Helix Energy Solutions Group, Inc.*	79,400	333,480
Liberty Oilfield Services, Inc., Class A	39,800	410,338
Matrix Service Co.*	11,500	126,730
National Energy Services Reunited Corp.*	6,700	66,531
Newpark Resources, Inc.*	41,202	79,108
NexTier Oilfield Solutions, Inc.*	90,936	312,820
Oceaneering International, Inc.*	55,200	438,840
Oil States International, Inc.*	29,100	146,082
Patterson-UTI Energy, Inc.	105,600	555,456
ProPetro Holding Corp.*	45,200	334,028
RPC, Inc.*	58,000	182,700
Select Energy Services, Inc., Class A*	37,700	154,570
Solaris Oilfield Infrastructure, Inc., Class A	11,700	95,238
Tidewater, Inc.*	21,350	184,464
Transocean Ltd. (x)*	337,300	779,163
US Silica Holdings, Inc.	16,900	118,638

		8,692,743

Oil, Gas & Consumable Fuels (1.5%)
Antero Resources Corp. (x)*	140,000	763,000
Arch Resources, Inc.*	12,600	551,502
Ardmore Shipping Corp.	17,300	56,571
Berry Corp.	34,400	126,592
Bonanza Creek Energy, Inc.*	14,300	276,419
Brigham Minerals, Inc., Class A	14,900	163,751
Clean Energy Fuels Corp.*	89,659	704,720
CNX Resources Corp.*	109,900	1,186,920
Comstock Resources, Inc.*	68,200	298,034
CONSOL Energy, Inc.*	11,700	84,357
Contango Oil & Gas Co. (x)*	5,100	11,679
CVR Energy, Inc.	20,800	309,920
Delek US Holdings, Inc.	46,447	746,403
DHT Holdings, Inc.	61,500	321,645
Diamond S Shipping, Inc., Class S*	4,000	26,640
Dorian LPG Ltd.*	28,238	344,221
Earthstone Energy, Inc., Class A (x)*	3,000	15,990
Energy Fuels, Inc. (x)*	17,600	74,976
Evolution Petroleum Corp.	17,800	50,730
Falcon Minerals Corp.	1,300	4,095
Frontline Ltd. (x)	68,000	422,960
Golar LNG Ltd.*	55,100	531,164
Goodrich Petroleum Corp.*	600	6,054
Green Plains, Inc.*	20,000	263,400
International Seaways, Inc.	14,266	232,964
Jura Energy Corp.*	690	65
Kosmos Energy Ltd.	232,500	546,375
Magnolia Oil & Gas Corp., Class A*	57,200	403,832
Matador Resources Co.*	58,500	705,510
NACCO Industries, Inc., Class A	2,100	55,230
NextDecade Corp. (x)*	600	1,254
Nordic American Tankers Ltd. (x)	78,901	232,758

See Notes to Financial Statements.

1440

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Overseas Shipholding Group, Inc., Class A*	21,500	$46,010
Ovintiv, Inc.	151,000	2,168,360
Par Pacific Holdings, Inc.*	23,800	332,724
PBF Energy, Inc., Class A	55,700	395,470
PDC Energy, Inc.*	59,180	1,214,965
Peabody Energy Corp.*	74,200	178,822
Penn Virginia Corp.*	2,800	28,420
Range Resources Corp.*	123,500	827,450
Renewable Energy Group, Inc.*	22,100	1,565,122
REX American Resources Corp.*	3,300	242,451
Scorpio Tankers, Inc. (x)	25,830	289,038
SFL Corp. Ltd.	61,305	384,995
SM Energy Co.	63,400	388,008
Southwestern Energy Co.*	347,246	1,034,793
Talos Energy, Inc.*	17,300	142,552
Tellurian, Inc. (x)*	69,300	88,704
W&T Offshore, Inc. (x)*	143,644	311,708
Whiting Petroleum Corp.*	687	17,175
World Fuel Services Corp.	37,400	1,165,384

		20,341,882

Total Energy		29,034,625

Financials (15.3%)
Banks (7.6%)
1st Source Corp.	8,572	345,452
ACNB Corp.	4,100	102,500
Allegiance Bancshares, Inc.	15,100	515,363
Altabancorp	7,400	206,608
Amalgamated Bank, Class A	8,000	109,920
Amerant Bancorp, Inc.*	5,600	85,120
American National Bankshares, Inc.	5,200	136,292
Ameris Bancorp	36,894	1,404,555
Ames National Corp.	5,150	123,703
Arrow Financial Corp.	7,880	235,691
Atlantic Capital Bancshares, Inc.*	11,500	183,080
Atlantic Union Bankshares Corp.	53,074	1,748,258
Auburn National BanCorp, Inc. (x)	100	4,169
Banc of California, Inc.	25,800	379,518
BancFirst Corp.	15,000	880,500
Bancorp, Inc. (The)*	29,700	405,405
BancorpSouth Bank	61,000	1,673,840
Bank First Corp. (x)	1,800	116,676
Bank of Marin Bancorp	5,700	195,738
Bank of NT Butterfield & Son Ltd. (The)	30,800	959,728
BankFinancial Corp.	11,221	98,520
BankUnited, Inc.	52,900	1,839,862
Bankwell Financial Group, Inc.	3,200	62,560
Banner Corp.	23,000	1,071,570
Bar Harbor Bankshares	9,046	204,349
BayCom Corp.*	1,000	15,170
BCB Bancorp, Inc.	1,200	13,284
Berkshire Hills Bancorp, Inc.	25,670	439,470
Boston Private Financial Holdings, Inc.	41,470	350,421
Bridge Bancorp, Inc.	7,681	185,727
Brookline Bancorp, Inc.	39,977	481,323
Bryn Mawr Bank Corp.	7,580	231,910
Business First Bancshares, Inc.	1,800	36,648
Byline Bancorp, Inc.	10,600	163,770
C&F Financial Corp.	1,900	70,509
Cadence Bancorp	69,687	1,144,261
California Bancorp, Inc.*	100	1,556
Cambridge Bancorp	1,500	104,625
Camden National Corp.	7,850	280,873
Capital Bancorp, Inc.*	100	1,393
Capital City Bank Group, Inc.	8,000	196,640
Capstar Financial Holdings, Inc.	2,200	32,450
Carter Bankshares, Inc.	5,400	57,888
Cathay General Bancorp	41,947	1,350,274
CBTX, Inc.	8,800	224,488
Central Pacific Financial Corp.	11,900	226,219
Central Valley Community Bancorp	6,900	102,741
Century Bancorp, Inc., Class A	1,900	146,984
Chemung Financial Corp.	200	6,790
ChoiceOne Financial Services, Inc.	600	18,486
CIT Group, Inc.	56,900	2,042,710
Citizens & Northern Corp.	6,502	129,000
Citizens Holding Co.	400	8,380
City Holding Co.	8,450	587,697
Civista Bancshares, Inc.	1,800	31,554
CNB Financial Corp.	8,100	172,449
Coastal Financial Corp.*	200	4,200
Codorus Valley Bancorp, Inc.	6,083	103,168
Colony Bankcorp, Inc.	200	2,930
Columbia Banking System, Inc.	40,955	1,470,284
Community Bank System, Inc.	28,102	1,751,036
Community Trust Bancorp, Inc.	7,625	282,506
ConnectOne Bancorp, Inc.	15,200	300,808
County Bancorp, Inc.	200	4,416
CrossFirst Bankshares, Inc.*	16,100	173,075
Customers Bancorp, Inc.*	13,500	245,430
CVB Financial Corp.	75,587	1,473,946
Dime Community Bancshares, Inc.	16,901	266,529
Eagle Bancorp, Inc.	23,750	980,875
Eastern Bankshares, Inc.*	92,658	1,511,252
Enterprise Bancorp, Inc.	5,400	137,970
Enterprise Financial Services Corp.	12,495	436,700
Equity Bancshares, Inc., Class A*	7,900	170,561
Farmers & Merchants Bancorp, Inc.	900	20,700
Farmers National Banc Corp.	14,400	191,088
FB Financial Corp.	18,916	656,953
Fidelity D&D Bancorp, Inc. (x)	500	32,180
Financial Institutions, Inc.	8,100	182,250
First Bancorp (Nasdaq Stock Exchange)	16,310	551,767
First Bancorp (Quotrix Stock Exchange)	125,900	1,160,798
First Bancorp, Inc. (The)	5,719	145,263
First Bancshares, Inc. (The)	6,400	197,632
First Bank	500	4,690
First Busey Corp.	29,359	632,686
First Business Financial Services, Inc.	5,400	99,414
First Capital, Inc. (x)	300	18,168

See Notes to Financial Statements.

1441

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
First Choice Bancorp	1,000	$18,490
First Commonwealth Financial Corp.	51,113	559,176
First Community Bankshares, Inc.	8,400	181,272
First Financial Bancorp	53,743	942,115
First Financial Bankshares, Inc.	73,248	2,649,746
First Financial Corp.	5,200	202,020
First Foundation, Inc.	14,800	296,000
First Guaranty Bancshares, Inc.	141	2,506
First Internet Bancorp	4,000	114,960
First Interstate BancSystem, Inc., Class A	26,927	1,097,814
First Merchants Corp.	28,177	1,054,102
First Mid Bancshares, Inc.	5,100	171,666
First Midwest Bancorp, Inc.	65,868	1,048,619
First Northwest Bancorp	6,000	93,600
First of Long Island Corp. (The)	10,875	194,119
Flushing Financial Corp.	14,042	233,659
FNCB Bancorp, Inc.	100	640
Franklin Financial Services Corp.	400	10,812
Fulton Financial Corp.	99,800	1,269,456
FVCBankcorp, Inc.*	1,600	23,520
German American Bancorp, Inc.	12,150	402,043
Glacier Bancorp, Inc.	53,014	2,439,174
Great Southern Bancorp, Inc.	5,630	275,307
Great Western Bancorp, Inc.	33,400	698,060
Guaranty Bancshares, Inc.	1,900	56,905
Hancock Whitney Corp.	48,987	1,666,538
Hanmi Financial Corp.	15,700	178,038
HarborOne Bancorp, Inc.	19,724	214,203
Hawthorn Bancshares, Inc.	316	6,920
HBT Financial, Inc.	2,500	37,875
Heartland Financial USA, Inc.	20,100	811,437
Heritage Commerce Corp.	17,300	153,451
Heritage Financial Corp.	28,662	670,404
Hilltop Holdings, Inc.	42,000	1,155,420
Home BancShares, Inc.	97,101	1,891,527
HomeTrust Bancshares, Inc.	9,300	179,583
Hope Bancorp, Inc.	73,614	803,129
Horizon Bancorp, Inc.	16,350	259,311
Howard Bancorp, Inc.*	1,700	20,077
Independent Bank Corp./MA	17,840	1,303,034
Independent Bank Corp./MI	10,100	186,547
Independent Bank Group, Inc.	24,355	1,522,675
International Bancshares Corp.	31,390	1,175,242
Investar Holding Corp.	200	3,308
Investors Bancorp, Inc.	139,840	1,476,710
Lakeland Bancorp, Inc.	20,935	265,874
Lakeland Financial Corp.	13,800	739,404
LCNB Corp.	6,100	89,609
Live Oak Bancshares, Inc.	17,500	830,550
Macatawa Bank Corp.	16,800	140,616
MainStreet Bancshares, Inc.*	500	8,455
Mercantile Bank Corp.	7,500	203,775
Metrocity Bankshares, Inc.	4,900	70,658
Metropolitan Bank Holding Corp.*	1,700	61,659
Mid Penn Bancorp, Inc.	400	8,760
Midland States Bancorp, Inc.	10,300	184,061
MidWestOne Financial Group, Inc.	6,700	164,150
MVB Financial Corp.	600	13,608
National Bank Holdings Corp., Class A	23,000	753,480
National Bankshares, Inc.	3,800	118,978
NBT Bancorp, Inc.	24,582	789,082
Nicolet Bankshares, Inc.*	3,200	212,320
Northrim BanCorp, Inc.	4,400	149,380
OceanFirst Financial Corp.	33,479	623,714
OFG Bancorp	38,600	715,644
Old National Bancorp	98,605	1,632,899
Old Second Bancorp, Inc.	18,500	186,850
Origin Bancorp, Inc.	9,400	261,038
Orrstown Financial Services, Inc.	1,200	19,860
Pacific Premier Bancorp, Inc.	43,333	1,357,623
Park National Corp.	7,648	803,116
Parke Bancorp, Inc.	770	12,012
Partners Bancorp (x)	300	1,950
PCB Bancorp	1,000	10,110
Peapack-Gladstone Financial Corp.	8,200	186,632
Penns Woods Bancorp, Inc.	5,000	130,050
Peoples Bancorp, Inc.	7,620	206,426
Peoples Financial Services Corp.	3,900	143,364
Preferred Bank	5,400	272,538
Premier Financial Bancorp, Inc.	7,712	102,492
QCR Holdings, Inc.	6,800	269,212
RBB Bancorp	5,200	79,976
Red River Bancshares, Inc.	1,200	59,460
Reliant Bancorp, Inc.	1,500	27,930
Renasant Corp.	32,281	1,087,224
Republic Bancorp, Inc., Class A	4,900	176,743
Republic First Bancorp, Inc.*	29,500	84,075
S&T Bancorp, Inc.	21,057	523,056
Sandy Spring Bancorp, Inc.	26,548	854,580
Seacoast Banking Corp. of Florida*	32,100	945,345
Select Bancorp, Inc.*	400	3,788
ServisFirst Bancshares, Inc.	25,200	1,015,308
Shore Bancshares, Inc.	6,900	100,740
Sierra Bancorp	7,866	188,155
Silvergate Capital Corp., Class A*	8,700	646,497
Simmons First National Corp., Class A	62,428	1,347,821
SmartFinancial, Inc.	1,400	25,396
South Plains Financial, Inc.	1,900	36,005
South State Corp.	40,394	2,920,486
Southern First Bancshares, Inc.*	4,400	155,540
Southern National Bancorp of Virginia, Inc.	9,800	118,678
Southside Bancshares, Inc.	16,089	499,242
Spirit of Texas Bancshares, Inc.	2,500	42,000
Stock Yards Bancorp, Inc.	12,150	491,832
Summit Financial Group, Inc.	5,800	128,064
Texas Capital Bancshares, Inc.*	29,200	1,737,400
Tompkins Financial Corp.	8,300	585,980
Towne Bank	43,621	1,024,221
TriCo Bancshares	22,012	776,583
TriState Capital Holdings, Inc.*	12,000	208,800
Triumph Bancorp, Inc.*	18,500	898,175
Trustmark Corp.	38,680	1,056,351

See Notes to Financial Statements.

1442

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
UMB Financial Corp.	25,418	$1,753,588
United Bankshares, Inc.	79,864	2,587,594
United Community Banks, Inc.	51,100	1,453,284
Univest Financial Corp.	13,725	282,461
Valley National Bancorp	233,886	2,280,388
Veritex Holdings, Inc.	29,770	763,898
Washington Trust Bancorp, Inc.	9,400	421,120
WesBanco, Inc.	42,267	1,266,319
West BanCorp, Inc.	9,600	185,280
Westamerica Bancorp	14,174	783,680

		104,268,164

Capital Markets (1.7%)
Artisan Partners Asset Management, Inc., Class A	38,000	1,912,920
Assetmark Financial Holdings, Inc.*	6,800	164,560
Associated Capital Group, Inc., Class A	4,300	151,016
B Riley Financial, Inc.	6,674	295,124
BGC Partners, Inc., Class A	175,800	703,200
Blucora, Inc.*	23,400	372,294
Brightsphere Investment Group, Inc.	45,300	873,384
Cohen & Steers, Inc.	17,009	1,263,769
Cowen, Inc., Class A	11,850	307,981
Diamond Hill Investment Group, Inc.	1,513	225,846
Donnelley Financial Solutions, Inc.*	19,000	322,430
Federated Hermes, Inc., Class B	54,100	1,562,949
Focus Financial Partners, Inc., Class A*	17,124	744,894
GAMCO Investors, Inc., Class A	7,700	136,598
Greenhill & Co., Inc.	13,600	165,104
Hamilton Lane, Inc., Class A	16,900	1,319,045
Houlihan Lokey, Inc.	28,800	1,936,224
Moelis & Co., Class A	37,800	1,767,528
Oppenheimer Holdings, Inc., Class A	5,400	169,722
Piper Sandler Cos.	8,300	837,470
PJT Partners, Inc., Class A	12,800	963,200
Pzena Investment Management, Inc., Class A	16,711	121,990
Safeguard Scientifics, Inc.*	10,800	68,904
Sculptor Capital Management, Inc.	12,200	185,440
Siebert Financial Corp. (x)*	700	2,940
Stifel Financial Corp.	56,079	2,829,746
StoneX Group, Inc.*	8,600	497,940
Value Line, Inc.	100	3,297
Virtus Investment Partners, Inc.	5,978	1,297,226
Waddell & Reed Financial, Inc., Class A	44,900	1,143,603
Westwood Holdings Group, Inc.	4,997	72,457
WisdomTree Investments, Inc.	76,300	408,205

		22,827,006

Consumer Finance (0.8%)
Atlanticus Holdings Corp.*	100	2,463
Curo Group Holdings Corp.	23,800	341,054
Encore Capital Group, Inc.*	15,600	607,620
Enova International, Inc.*	16,113	399,119
EZCORP, Inc., Class A*	31,096	148,950
FirstCash, Inc.	23,535	1,648,391
Green Dot Corp., Class A*	32,400	1,807,920
LendingClub Corp.*	42,400	447,744
Navient Corp.	110,400	1,084,128
Nelnet, Inc., Class A	11,569	824,175
Oportun Financial Corp.*	4,400	85,228
PRA Group, Inc.*	28,848	1,144,112
PROG Holdings, Inc.	37,200	2,003,964
Regional Management Corp.	7,000	209,020
World Acceptance Corp. (x)*	3,481	355,828

		11,109,716

Diversified Financial Services (0.2%)
Alerus Financial Corp.	2,200	60,214
Banco Latinoamericano de Comercio Exterior SA, Class E	15,181	240,315
Cannae Holdings, Inc.*	48,800	2,160,376
GWG Holdings, Inc. (x)*	1,100	7,689
Marlin Business Services Corp.	4,900	59,976
SWK Holdings Corp. (x)*	600	8,634

		2,537,204

Insurance (2.1%)
Ambac Financial Group, Inc.*	22,900	352,202
American Equity Investment Life Holding Co.	49,493	1,368,976
AMERISAFE, Inc.	10,900	625,987
Argo Group International Holdings Ltd.	18,985	829,645
BRP Group, Inc., Class A*	19,000	569,430
Citizens, Inc. (x)*	29,949	171,608
CNO Financial Group, Inc.	79,501	1,767,307
Crawford & Co., Class A	1,800	13,302
Donegal Group, Inc., Class A	9,844	138,505
eHealth, Inc.*	14,700	1,037,967
Employers Holdings, Inc.	19,701	634,175
Enstar Group Ltd.*	6,488	1,329,326
FBL Financial Group, Inc., Class A	4,000	210,040
FedNat Holding Co.	10,900	64,528
Genworth Financial, Inc., Class A*	284,700	1,076,166
Goosehead Insurance, Inc., Class A	7,300	910,748
Greenlight Capital Re Ltd., Class A*	21,693	158,576
HCI Group, Inc.	4,600	240,580
Heritage Insurance Holdings, Inc.	16,000	162,080
Horace Mann Educators Corp.	23,037	968,476
Independence Holding Co.	2,600	106,600
Investors Title Co.	1,000	153,000
James River Group Holdings Ltd.	16,800	825,720
Kinsale Capital Group, Inc.	13,200	2,641,716
MBIA, Inc.*	57,500	378,350
National General Holdings Corp.	39,500	1,350,110
National Western Life Group, Inc., Class A	1,000	206,440
NI Holdings, Inc.*	2,100	34,482
Palomar Holdings, Inc.*	10,500	932,820

See Notes to Financial Statements.

1443

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
ProAssurance Corp.	29,700	$528,363
ProSight Global, Inc.*	2,200	28,226
Protective Insurance Corp., Class B	8,723	119,592
RLI Corp.	21,796	2,270,054
Safety Insurance Group, Inc.	8,275	644,623
Selective Insurance Group, Inc.	32,632	2,185,691
Selectquote, Inc.*	2,300	47,725
State Auto Financial Corp.	8,034	142,523
Stewart Information Services Corp.	12,627	610,642
Third Point Reinsurance Ltd.*	51,900	494,088
Tiptree, Inc.	13,600	68,272
Trean Insurance Group, Inc.*	1,100	14,410
Trupanion, Inc.*	16,700	1,999,157
United Fire Group, Inc.	10,464	262,646
United Insurance Holdings Corp.	18,500	105,820
Universal Insurance Holdings, Inc.	13,400	202,474
Watford Holdings Ltd.*	3,700	128,020

		29,111,188

Mortgage Real Estate Investment Trusts (REITs) (1.2%)
Anworth Mortgage Asset Corp. (REIT)	45,311	122,793
Apollo Commercial Real Estate Finance, Inc. (REIT)	86,007	960,698
Arbor Realty Trust, Inc. (REIT)	59,500	843,710
Ares Commercial Real Estate Corp. (REIT)	16,700	198,897
Arlington Asset Investment Corp. (REIT), Class A*	22,900	86,562
ARMOUR Residential REIT, Inc. (REIT)	33,701	363,634
Blackstone Mortgage Trust, Inc. (REIT), Class A	79,400	2,185,882
Broadmark Realty Capital, Inc. (REIT)	74,200	756,840
Capstead Mortgage Corp. (REIT)	47,337	275,028
Cherry Hill Mortgage Investment Corp. (REIT)	13,723	125,428
Chimera Investment Corp. (REIT)	110,700	1,134,675
Colony Credit Real Estate, Inc. (REIT)	41,900	314,250
Dynex Capital, Inc. (REIT) (x)	11,466	204,095
Ellington Financial, Inc. (REIT)	16,500	244,860
Granite Point Mortgage Trust, Inc. (REIT)	33,700	336,663
Great Ajax Corp. (REIT)	13,928	145,687
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (REIT)	40,600	2,575,258
Invesco Mortgage Capital, Inc. (REIT) (x)	103,693	350,482
KKR Real Estate Finance Trust, Inc. (REIT)	16,000	286,720
Ladder Capital Corp. (REIT)	64,748	633,235
MFA Financial, Inc. (REIT)	261,800	1,018,402
New York Mortgage Trust, Inc. (REIT)	215,600	795,564
Orchid Island Capital, Inc. (REIT) (x)	20,900	109,098
PennyMac Mortgage Investment Trust (REIT)	50,445	887,328
Ready Capital Corp. (REIT)	26,181	325,953
Redwood Trust, Inc. (REIT)	54,391	477,553
TPG RE Finance Trust, Inc. (REIT)	34,100	362,142
Two Harbors Investment Corp. (REIT)	158,000	1,006,460
Western Asset Mortgage Capital Corp. (REIT) (x)	40,800	133,008

		17,260,905

Thrifts & Mortgage Finance (1.7%)
Axos Financial, Inc.*	34,400	1,291,032
Bridgewater Bancshares, Inc.*	6,300	78,687
Capitol Federal Financial, Inc.	78,400	980,000
Columbia Financial, Inc.*	25,600	398,336
ESSA Bancorp, Inc.	900	13,500
Essent Group Ltd.	62,600	2,704,320
Federal Agricultural Mortgage Corp., Class C	3,600	267,300
Flagstar Bancorp, Inc.	29,200	1,190,192
FS Bancorp, Inc.	100	5,480
Hingham Institution For Savings (The)	1,000	216,000
Home Bancorp, Inc.	4,900	137,151
HomeStreet, Inc.	13,400	452,250
Kearny Financial Corp.	64,511	681,236
Luther Burbank Corp.	11,500	112,700
Merchants Bancorp	4,900	135,387
Meridian Bancorp, Inc.	26,900	401,079
Meta Financial Group, Inc.	20,800	760,448
MMA Capital Holdings, Inc.*	100	2,460
Mr Cooper Group, Inc.*	43,088	1,337,021
NMI Holdings, Inc., Class A*	46,300	1,048,695
Northfield Bancorp, Inc.	18,783	231,594
Northwest Bancshares, Inc.	64,710	824,406
PCSB Financial Corp.	2,100	33,474
PDL Community Bancorp*	800	8,408
PennyMac Financial Services, Inc.	26,800	1,758,616
Pioneer Bancorp, Inc.*	100	1,057
Premier Financial Corp.	19,233	442,359
Provident Bancorp, Inc.	800	9,600
Provident Financial Holdings, Inc.	100	1,571
Provident Financial Services, Inc.	40,115	720,465
Radian Group, Inc.	123,600	2,502,900
Southern Missouri Bancorp, Inc.	5,000	152,200
Sterling Bancorp, Inc.	7,300	33,142
Territorial Bancorp, Inc.	5,695	136,851
Timberland Bancorp, Inc.	300	7,278
TrustCo Bank Corp.	48,454	323,188
Walker & Dunlop, Inc.	15,845	1,458,057
Washington Federal, Inc.	44,800	1,153,152
Waterstone Financial, Inc.	13,500	254,070
Western New England Bancorp, Inc.	16,700	115,063
WSFS Financial Corp.	29,553	1,326,339

		23,707,064

Total Financials		210,821,247

See Notes to Financial Statements.

1444

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Health Care (20.7%)
Biotechnology (10.8%)
89bio, Inc.*	3,200	$77,984
Abeona Therapeutics, Inc.*	49,900	78,343
ADMA Biologics, Inc. (x)*	82,000	159,900
Adverum Biotechnologies, Inc.*	42,100	456,364
Aeglea BioTherapeutics, Inc.*	9,300	73,191
Affimed NV*	28,100	163,542
Agenus, Inc.*	71,800	228,324
Akebia Therapeutics, Inc.*	66,835	187,138
Akero Therapeutics, Inc.*	9,200	237,360
Akouos, Inc. (x)*	2,300	45,609
Albireo Pharma, Inc.*	12,300	461,373
Alector, Inc.*	26,700	403,971
Allakos, Inc.*	14,000	1,960,000
Allogene Therapeutics, Inc.*	27,951	705,483
Allovir, Inc. (x)*	4,200	161,448
ALX Oncology Holdings, Inc.*	5,400	465,480
Amicus Therapeutics, Inc.*	144,800	3,343,432
AnaptysBio, Inc.*	13,900	298,850
Anavex Life Sciences Corp. (x)*	9,200	49,680
Anika Therapeutics, Inc.*	11,100	502,386
Annexon, Inc. (x)*	2,700	67,581
Apellis Pharmaceuticals, Inc.*	32,400	1,853,280
Applied Genetic Technologies Corp.*	4,200	17,178
Applied Molecular Transport, Inc. (x)*	3,800	116,926
Applied Therapeutics, Inc.*	4,300	94,643
Aprea Therapeutics, Inc.*	8,600	42,312
Aptinyx, Inc. (x)*	3,200	11,072
Aravive, Inc. (x)*	1,200	6,768
Arcturus Therapeutics Holdings, Inc.*	12,200	529,236
Arcus Biosciences, Inc.*	17,600	456,896
Arcutis Biotherapeutics, Inc.*	7,800	219,414
Ardelyx, Inc.*	35,300	228,391
Arena Pharmaceuticals, Inc.*	32,433	2,491,827
Arrowhead Pharmaceuticals, Inc.*	57,100	4,381,283
Assembly Biosciences, Inc.*	13,800	83,490
Atara Biotherapeutics, Inc.*	33,300	653,679
Athenex, Inc.*	33,500	370,510
Athersys, Inc. (x)*	126,100	220,675
Atreca, Inc., Class A*	6,400	103,360
AVEO Pharmaceuticals, Inc. (x)*	12,500	72,125
Avid Bioservices, Inc.*	26,400	304,656
Avidity Biosciences, Inc.*	3,200	81,664
Avrobio, Inc.*	13,500	188,190
Axcella Health, Inc.*	3,600	18,684
Beam Therapeutics, Inc. (x)*	19,900	1,624,636
Beyondspring, Inc. (x)*	6,300	76,860
BioCryst Pharmaceuticals, Inc. (x)*	73,900	550,555
Biohaven Pharmaceutical Holding Co. Ltd.*	27,200	2,331,312
Bioxcel Therapeutics, Inc.*	5,800	267,960
Black Diamond Therapeutics, Inc.*	7,800	249,990
Blueprint Medicines Corp.*	30,300	3,398,145
BrainStorm Cell Therapeutics, Inc. (x)*	6,700	30,317
Bridgebio Pharma, Inc. (x)*	42,361	3,012,291
Cabaletta Bio, Inc.*	2,600	32,448
Calithera Biosciences, Inc.*	34,800	170,868
Calyxt, Inc. (x)*	8,600	36,292
CareDx, Inc.*	26,800	1,941,660
CASI Pharmaceuticals, Inc.*	22,300	65,785
Catabasis Pharmaceuticals, Inc. (x)*	2,000	4,280
Catalyst Biosciences, Inc.*	4,800	30,288
Catalyst Pharmaceuticals, Inc.*	74,300	248,162
Cellular Biomedicine Group, Inc.*	4,600	84,548
CEL-SCI Corp. (x)*	20,700	241,362
Centogene NV*	800	8,624
Checkpoint Therapeutics, Inc. (x)*	2,200	5,830
ChemoCentryx, Inc.*	29,200	1,808,064
Chimerix, Inc.*	44,900	216,867
Chinook Therapeutics, Inc.*	11,260	178,584
Cidara Therapeutics, Inc. (x)*	2,000	4,000
Clovis Oncology, Inc. (x)*	38,300	183,840
Coherus Biosciences, Inc.*	41,300	717,794
Concert Pharmaceuticals, Inc.*	18,100	228,784
Constellation Pharmaceuticals, Inc.*	15,600	449,280
ContraFect Corp. (x)*	5,200	26,260
Corbus Pharmaceuticals Holdings, Inc. (x)*	43,200	54,000
Cortexyme, Inc. (x)*	6,400	177,792
Crinetics Pharmaceuticals, Inc.*	12,900	182,019
Cue Biopharma, Inc.*	16,000	200,160
Cyclerion Therapeutics, Inc.*	13,820	42,289
Cytokinetics, Inc.*	39,900	829,122
CytomX Therapeutics, Inc.*	29,300	191,915
Deciphera Pharmaceuticals, Inc.*	21,600	1,232,712
Denali Therapeutics, Inc.*	36,300	3,040,488
DermTech, Inc.*	1,400	45,416
Dicerna Pharmaceuticals, Inc.*	37,500	826,125
Dyadic International, Inc. (x)*	2,900	15,602
Dynavax Technologies Corp. (x)*	52,750	234,737
Eagle Pharmaceuticals, Inc.*	4,800	223,536
Editas Medicine, Inc.*	32,000	2,243,520
Eidos Therapeutics, Inc.*	7,400	973,692
Eiger BioPharmaceuticals, Inc.*	8,000	98,320
Emergent BioSolutions, Inc.*	24,800	2,222,080
Enanta Pharmaceuticals, Inc.*	8,800	370,480
Enochian Biosciences, Inc. (x)*	13,600	40,120
Epizyme, Inc.*	45,600	495,216
Esperion Therapeutics, Inc. (x)*	12,800	332,800
Evelo Biosciences, Inc. (x)*	5,600	67,704
Exicure, Inc.*	4,000	7,080
Fate Therapeutics, Inc.*	40,300	3,664,479
Fennec Pharmaceuticals, Inc.*	2,200	16,390
FibroGen, Inc.*	48,200	1,787,738
Five Prime Therapeutics, Inc.*	32,500	552,825
Flexion Therapeutics, Inc. (x)*	28,000	323,120
Forma Therapeutics Holdings, Inc.*	9,100	317,590
Fortress Biotech, Inc.*	7,500	23,775
Frequency Therapeutics, Inc. (x)*	16,300	574,738
G1 Therapeutics, Inc.*	19,100	343,609

See Notes to Financial Statements.

1445

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Galectin Therapeutics, Inc. (x)*	2,400	$5,376
Galera Therapeutics, Inc.*	1,500	15,345
Generation Bio Co.*	2,600	73,710
Genprex, Inc. (x)*	20,500	85,075
Geron Corp. (x)*	108,411	172,373
GlycoMimetics, Inc.*	37,100	139,496
Gossamer Bio, Inc.*	24,400	235,948
Gritstone Oncology, Inc.*	15,200	59,888
Halozyme Therapeutics, Inc.*	82,135	3,507,986
Harpoon Therapeutics, Inc.*	4,500	74,745
Heron Therapeutics, Inc.*	53,600	1,134,444
Homology Medicines, Inc.*	21,500	242,735
Hookipa Pharma, Inc.*	1,400	15,526
iBio, Inc. (x)*	88,100	92,505
Ideaya Biosciences, Inc.*	5,000	70,000
IGM Biosciences, Inc. (x)*	3,400	300,186
Immunic, Inc. (x)*	3,900	59,631
ImmunoGen, Inc.*	125,368	808,624
Immunovant, Inc.*	19,600	905,324
Inovio Pharmaceuticals, Inc. (x)*	83,000	734,550
Inozyme Pharma, Inc. (x)*	500	10,320
Insmed, Inc.*	58,400	1,944,136
Intellia Therapeutics, Inc.*	26,700	1,452,480
Intercept Pharmaceuticals, Inc.*	16,400	405,080
Invitae Corp. (x)*	66,600	2,784,546
Ironwood Pharmaceuticals, Inc.*	105,700	1,203,923
iTeos Therapeutics, Inc.*	3,000	101,460
IVERIC bio, Inc.*	24,300	167,913
Jounce Therapeutics, Inc.*	26,600	186,200
Kadmon Holdings, Inc.*	88,000	365,200
KalVista Pharmaceuticals, Inc.*	5,200	98,748
Karuna Therapeutics, Inc.*	8,900	904,151
Karyopharm Therapeutics, Inc.*	42,200	653,256
Keros Therapeutics, Inc.*	7,200	507,888
Kezar Life Sciences, Inc.*	25,700	134,154
Kindred Biosciences, Inc.*	21,300	91,803
Kiniksa Pharmaceuticals Ltd., Class A*	15,100	266,817
Kodiak Sciences, Inc.*	17,800	2,614,998
Krystal Biotech, Inc.*	6,300	378,000
Kura Oncology, Inc.*	30,600	999,396
La Jolla Pharmaceutical Co. (x)*	47,400	183,912
Lexicon Pharmaceuticals, Inc. (x)*	44,111	150,860
Ligand Pharmaceuticals, Inc. (x)*	9,626	957,306
LogicBio Therapeutics, Inc. (x)*	700	5,341
MacroGenics, Inc.*	34,700	793,242
Madrigal Pharmaceuticals, Inc. (x)*	6,500	722,605
Magenta Therapeutics, Inc.*	10,900	85,456
MannKind Corp. (x)*	120,000	375,600
Marker Therapeutics, Inc. (x)*	7,300	10,585
MediciNova, Inc. (x)*	12,800	67,328
MEI Pharma, Inc.*	1,900	5,016
MeiraGTx Holdings plc*	13,600	205,904
Mersana Therapeutics, Inc.*	26,500	705,165
Minerva Neurosciences, Inc.*	116,200	271,908
Mirati Therapeutics, Inc.*	23,452	5,150,997
Mirum Pharmaceuticals, Inc.*	5,600	97,776
Molecular Templates, Inc.*	19,200	180,288
Morphic Holding, Inc. (x)*	6,700	224,785
Mustang Bio, Inc.*	13,200	49,962
Myriad Genetics, Inc.*	39,200	775,180
NantKwest, Inc. (x)*	28,600	381,238
Natera, Inc.*	40,200	4,000,704
Neoleukin Therapeutics, Inc.*	6,100	86,010
NeuBase Therapeutics, Inc.*	4,300	30,057
NeuroBo Pharmaceuticals, Inc.*	500	2,625
Nkarta, Inc. (x)*	9,000	553,230
Novavax, Inc. (x)*	33,662	3,753,650
Nurix Therapeutics, Inc. (x)*	2,900	95,352
Nymox Pharmaceutical Corp.*	2,700	6,696
OPKO Health, Inc. (x)*	230,900	912,055
Organogenesis Holdings, Inc.*	11,900	89,607
Orgenesis, Inc.*	1,700	7,650
ORIC Pharmaceuticals, Inc.*	12,300	416,355
Ovid therapeutics, Inc. (x)*	21,800	50,358
Oyster Point Pharma, Inc.*	4,800	90,336
Pandion Therapeutics, Inc. (x)*	800	11,880
Passage Bio, Inc.*	8,500	217,345
PDL BioPharma, Inc. (r)*	111,727	275,966
PhaseBio Pharmaceuticals, Inc. (x)*	15,400	51,744
Pieris Pharmaceuticals, Inc.*	27,200	68,000
Poseida Therapeutics, Inc. (x)*	800	8,776
Precigen, Inc. (x)*	55,700	568,140
Precision BioSciences, Inc. (x)*	29,700	247,698
Prelude Therapeutics, Inc. (x)*	2,300	164,565
Prevail Therapeutics, Inc.*	6,400	147,648
Protagonist Therapeutics, Inc.*	12,000	241,920
Protara Therapeutics, Inc.*	400	9,684
Prothena Corp. plc*	25,700	308,657
PTC Therapeutics, Inc.*	39,000	2,380,170
Puma Biotechnology, Inc.*	28,800	295,488
Radius Health, Inc.*	25,500	455,430
RAPT Therapeutics, Inc.*	5,600	110,600
REGENXBIO, Inc.*	22,800	1,034,208
Relay Therapeutics, Inc.*	18,100	752,236
Replimune Group, Inc.*	11,200	427,280
REVOLUTION Medicines, Inc.*	21,700	859,103
Rhythm Pharmaceuticals, Inc.*	19,400	576,762
Rigel Pharmaceuticals, Inc.*	101,740	356,090
Rocket Pharmaceuticals, Inc.*	18,800	1,030,992
Rubius Therapeutics, Inc. (x)*	34,100	258,819
Sangamo Therapeutics, Inc.*	56,600	883,243
Savara, Inc.*	26,400	30,360
Scholar Rock Holding Corp.*	14,100	684,273
Selecta Biosciences, Inc. (x)*	30,400	92,112
Seres Therapeutics, Inc.*	25,400	622,300
Soleno Therapeutics, Inc.*	10,500	20,265
Solid Biosciences, Inc.*	18,400	139,472
Sorrento Therapeutics, Inc. (x)*	134,500	917,962
Spectrum Pharmaceuticals, Inc.*	104,965	357,931
Spero Therapeutics, Inc. (x)*	3,628	70,347
SpringWorks Therapeutics, Inc.*	12,200	884,744
Stoke Therapeutics, Inc.*	7,800	483,054
Sutro Biopharma, Inc.*	6,200	134,602
Syndax Pharmaceuticals, Inc.*	17,300	384,752
Syros Pharmaceuticals, Inc.*	21,400	232,190
TCR2 Therapeutics, Inc.*	14,300	442,299
TG Therapeutics, Inc.*	62,500	3,251,250
Translate Bio, Inc.*	37,600	692,968
Travere Therapeutics, Inc.*	27,500	749,512
Turning Point Therapeutics, Inc.*	19,183	2,337,449

See Notes to Financial Statements.

1446

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Twist Bioscience Corp.*	17,200	$2,430,188
Tyme Technologies, Inc. (x)*	37,200	45,384
Ultragenyx Pharmaceutical, Inc.*	34,600	4,789,678
UNITY Biotechnology, Inc. (x)*	26,900	140,956
UroGen Pharma Ltd. (x)*	10,600	191,012
Vanda Pharmaceuticals, Inc.*	34,600	454,644
Vaxart, Inc. (x)*	43,500	248,385
Vaxcyte, Inc. (x)*	10,200	271,014
VBI Vaccines, Inc. (x)*	99,100	272,525
Veracyte, Inc.*	32,200	1,575,868
Verastem, Inc. (x)*	10,700	22,791
Vericel Corp. (x)*	21,900	676,272
Viela Bio, Inc.*	11,500	413,655
Viking Therapeutics, Inc. (x)*	31,000	174,530
Vir Biotechnology, Inc. (x)*	26,700	715,026
Voyager Therapeutics, Inc.*	17,600	125,840
vTv Therapeutics, Inc., Class A (x)*	6,300	11,718
X4 Pharmaceuticals, Inc.*	1,000	6,430
XBiotech, Inc. (x)*	14,800	231,620
Xencor, Inc.*	32,200	1,404,886
XOMA Corp. (x)*	500	22,065
Y-mAbs Therapeutics, Inc.*	17,300	856,523
Zentalis Pharmaceuticals, Inc.*	16,054	833,845
ZIOPHARM Oncology, Inc. (x)*	89,225	224,847

		148,559,636

Health Care Equipment & Supplies (3.4%)
Accelerate Diagnostics, Inc. (x)*	21,600	163,728
Accuray, Inc.*	68,147	284,173
Acutus Medical, Inc.*	3,500	100,835
Alphatec Holdings, Inc.*	21,400	310,728
AngioDynamics, Inc.*	18,800	288,204
Antares Pharma, Inc.*	78,900	314,811
Apyx Medical Corp.*	3,700	26,640
Aspira Women’s Health, Inc. (x)*	21,400	143,594
AtriCure, Inc.*	27,700	1,542,059
Atrion Corp.	800	513,792
Avanos Medical, Inc.*	26,300	1,206,644
Axogen, Inc.*	26,100	467,190
Axonics Modulation Technologies, Inc. (x)*	17,600	878,592
Bellerophon Therapeutics, Inc. (x)*	2,300	15,341
Beyond Air, Inc. (x)*	2,600	13,702
BioLife Solutions, Inc.*	8,500	339,065
BioSig Technologies, Inc. (x)*	8,300	32,370
Cantel Medical Corp.	21,900	1,727,034
Cardiovascular Systems, Inc.*	18,300	800,808
Cerus Corp.*	93,500	647,020
Chembio Diagnostics, Inc. (x)*	38,300	181,925
Co-Diagnostics, Inc.*	19,000	176,700
CONMED Corp.	15,787	1,768,144
CryoLife, Inc.*	18,068	426,586
CryoPort, Inc. (x)*	19,300	846,884
Cutera, Inc.*	15,500	373,705
CytoSorbents Corp.*	23,100	184,107
Electromed, Inc.*	1,200	11,772
ESC Co. (r)*	80,733	—
FONAR Corp.*	500	8,680
GenMark Diagnostics, Inc.*	32,700	477,420
Glaukos Corp. (x)*	28,922	2,176,670
Heska Corp.*	3,200	466,080
Inari Medical, Inc.*	8,500	741,965
Inogen, Inc.*	9,400	419,992
Integer Holdings Corp.*	17,518	1,422,286
IntriCon Corp.*	5,700	103,170
Invacare Corp.	28,900	258,655
iRadimed Corp.*	4,700	107,160
iRhythm Technologies, Inc.*	16,000	3,795,360
Lantheus Holdings, Inc.*	53,400	720,366
LeMaitre Vascular, Inc.	9,200	372,600
LENSAR, Inc.*	8,477	61,458
LivaNova plc*	27,800	1,840,638
Meridian Bioscience, Inc.*	25,677	479,903
Merit Medical Systems, Inc.*	33,607	1,865,525
Mesa Laboratories, Inc.	2,300	659,272
Milestone Scientific, Inc.*	700	1,484
Misonix, Inc.*	1,000	12,500
Natus Medical, Inc.*	19,400	388,776
Nemaura Medical, Inc. (x)*	800	3,016
Neogen Corp.*	30,422	2,412,465
Nevro Corp.*	19,400	3,358,140
NuVasive, Inc.*	28,409	1,600,279
OraSure Technologies, Inc.*	31,086	329,045
Orthofix Medical, Inc.*	10,000	429,800
OrthoPediatrics Corp.*	5,800	239,250
Pulse Biosciences, Inc. (x)*	13,261	316,407
Quotient Ltd.*	16,900	88,049
Repro-Med Systems, Inc.*	4,300	25,886
Retractable Technologies, Inc. (x)*	4,900	52,626
Rockwell Medical, Inc.*	36,200	36,562
SeaSpine Holdings Corp.*	11,500	200,675
Shockwave Medical, Inc.*	14,523	1,506,326
SI-BONE, Inc.*	13,400	400,660
Sientra, Inc.*	48,100	187,109
Silk Road Medical, Inc.*	18,300	1,152,534
Soliton, Inc. (x)*	13,900	106,752
STAAR Surgical Co.*	29,500	2,336,990
Stereotaxis, Inc.*	3,500	17,815
Surgalign Holdings, Inc.*	47,149	103,256
Surmodics, Inc.*	7,821	340,370
Tactile Systems Technology, Inc.*	8,700	390,978
Tela Bio, Inc.*	500	7,520
TransMedics Group, Inc. (x)*	9,600	191,040
Utah Medical Products, Inc.	2,400	202,320
Vapotherm, Inc. (x)*	9,900	265,914
Varex Imaging Corp.*	21,600	360,288
Venus Concept, Inc.*	700	1,211
ViewRay, Inc.*	95,700	365,574
VolitionRX Ltd.*	4,200	16,338
Zynex, Inc. (x)*	16,100	216,706

		47,428,014

Health Care Providers & Services (2.8%)
1Life Healthcare, Inc.*	44,200	1,929,330
AdaptHealth Corp.*	14,000	525,840
Addus HomeCare Corp.*	7,000	819,630
American Renal Associates Holdings, Inc.*	20,300	232,435
AMN Healthcare Services, Inc.*	27,200	1,856,400
Apollo Medical Holdings, Inc.*	13,200	241,164

See Notes to Financial Statements.

1447

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
BioTelemetry, Inc.*	22,700	$1,636,216
Brookdale Senior Living, Inc.*	104,400	462,492
Castle Biosciences, Inc.*	5,300	355,895
Community Health Systems, Inc.*	47,700	354,411
CorVel Corp.*	7,300	773,800
Covetrus, Inc.*	64,200	1,845,108
Cross Country Healthcare, Inc.*	28,795	255,412
Ensign Group, Inc. (The)	28,800	2,100,096
Enzo Biochem, Inc.*	10,400	26,208
Exagen, Inc.*	300	3,960
Five Star Senior Living, Inc.*	1,100	7,590
Fulgent Genetics, Inc. (x)*	10,300	536,630
Hanger, Inc.*	20,500	450,795
HealthEquity, Inc.*	43,100	3,004,501
InfuSystem Holdings, Inc.*	1,000	18,780
Joint Corp. (The)*	5,300	139,178
LHC Group, Inc.*	17,207	3,670,597
Magellan Health, Inc.*	13,815	1,144,435
MEDNAX, Inc.*	47,800	1,173,012
National HealthCare Corp.	7,200	478,152
National Research Corp.	7,625	325,969
Ontrak, Inc. (x)*	4,500	278,055
Option Care Health, Inc.*	21,575	337,433
Owens & Minor, Inc.	36,800	995,440
Patterson Cos., Inc.	45,800	1,357,054
Pennant Group, Inc. (The)*	14,400	836,064
PetIQ, Inc.*	9,900	380,655
Progyny, Inc.*	15,200	644,328
Providence Service Corp. (The)*	6,723	932,009
R1 RCM, Inc.*	57,500	1,381,150
RadNet, Inc.*	24,800	485,336
Select Medical Holdings Corp.*	59,303	1,640,321
Sharps Compliance Corp. (x)*	1,600	15,120
Surgery Partners, Inc.*	24,800	719,448
Tenet Healthcare Corp.*	58,200	2,323,926
Tivity Health, Inc.*	33,301	652,366
Triple-S Management Corp., Class B*	14,543	310,493
US Physical Therapy, Inc.	6,907	830,567
Viemed Healthcare, Inc.*	5,700	44,232

		38,532,033

Health Care Technology (1.2%)
Accolade, Inc. (x)*	6,100	265,350
Allscripts Healthcare Solutions, Inc.*	104,000	1,501,760
Computer Programs and Systems, Inc.	10,002	268,454
Evolent Health, Inc., Class A*	37,700	604,331
Health Catalyst, Inc.*	18,600	809,658
HealthStream, Inc.*	13,000	283,920
HMS Holdings Corp.*	50,429	1,853,266
iCAD, Inc.*	2,900	38,280
Inovalon Holdings, Inc., Class A*	35,900	652,303
Inspire Medical Systems, Inc.*	15,100	2,840,159
NantHealth, Inc. (x)*	10,000	32,300
NextGen Healthcare, Inc.*	30,276	552,234
Omnicell, Inc.*	23,155	2,779,063
OptimizeRx Corp. (x)*	2,500	77,900
Phreesia, Inc.*	15,400	835,604
Schrodinger, Inc.*	16,395	1,298,156
Simulations Plus, Inc.	5,500	395,560
Tabula Rasa HealthCare, Inc. (x)*	9,700	415,548
Vocera Communications, Inc.*	15,700	652,021

		16,155,867

Life Sciences Tools & Services (0.9%)
Champions Oncology, Inc.*	500	5,395
ChromaDex Corp.*	14,500	69,600
Codexis, Inc.*	28,400	619,972
Fluidigm Corp.*	55,300	331,800
Harvard Bioscience, Inc.*	3,100	13,299
Luminex Corp.	21,519	497,519
Medpace Holdings, Inc.*	15,600	2,171,520
NanoString Technologies, Inc.*	21,800	1,457,984
NeoGenomics, Inc.*	57,900	3,117,336
Pacific Biosciences of California, Inc.*	115,600	2,998,664
Personalis, Inc.*	15,600	571,116
Quanterix Corp.*	8,300	385,950

		12,240,155

Pharmaceuticals (1.6%)
AcelRx Pharmaceuticals, Inc. (x)*	23,200	28,768
Aerie Pharmaceuticals, Inc.*	31,300	422,863
Agile Therapeutics, Inc. (x)*	7,900	22,673
Amneal Pharmaceuticals, Inc.*	70,766	323,401
Amphastar Pharmaceuticals, Inc.*	20,400	410,244
ANI Pharmaceuticals, Inc.*	6,250	181,500
Aquestive Therapeutics, Inc. (x)*	7,900	42,265
Arvinas, Inc.*	22,800	1,936,404
Avenue Therapeutics, Inc. (x)*	500	2,975
Axsome Therapeutics, Inc.*	18,700	1,523,489
Aytu BioScience, Inc. (x)*	9,140	54,657
BioDelivery Sciences International, Inc.*	47,200	198,240
Cara Therapeutics, Inc.*	25,400	384,302
Cassava Sciences, Inc. (x)*	62,700	427,614
Cerecor, Inc.*	9,700	25,608
Chiasma, Inc.*	4,300	18,705
Collegium Pharmaceutical, Inc.*	21,500	430,645
Corcept Therapeutics, Inc.*	68,300	1,786,728
CorMedix, Inc. (x)*	5,900	43,837
Cymabay Therapeutics, Inc.*	57,700	331,198
Durect Corp.*	13,200	27,324
Eloxx Pharmaceuticals, Inc. (x)*	9,700	38,606
Endo International plc*	125,100	898,218
Eton Pharmaceuticals, Inc. (x)*	1,000	8,130
Evofem Biosciences, Inc. (x)*	72,051	173,643
Evolus, Inc. (x)*	32,900	110,544
Fulcrum Therapeutics, Inc.*	2,900	33,959
Harrow Health, Inc. (x)*	1,900	13,034
IMARA, Inc.*	1,400	30,870
Innoviva, Inc.*	47,500	588,525
Intersect ENT, Inc.*	17,500	400,750
Intra-Cellular Therapies, Inc.*	35,400	1,125,720
Kala Pharmaceuticals, Inc. (x)*	33,700	228,486
Kaleido Biosciences, Inc. (x)*	3,900	35,490
Lannett Co., Inc.*	43,000	280,360
Liquidia Technologies, Inc.*	3,700	10,915
Lyra Therapeutics, Inc.*	1,700	19,380

See Notes to Financial Statements.

1448

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Marinus Pharmaceuticals, Inc. (x)*	4,100	$50,020
NGM Biopharmaceuticals, Inc.*	12,500	378,687
Ocular Therapeutix, Inc.*	43,200	894,240
Odonate Therapeutics, Inc.*	9,900	190,080
Omeros Corp. (x)*	23,200	331,412
Optinose, Inc. (x)*	23,800	98,532
Osmotica Pharmaceuticals plc (x)*	5,900	24,308
Pacira BioSciences, Inc.*	28,300	1,693,472
Paratek Pharmaceuticals, Inc. (x)*	24,200	151,492
Phathom Pharmaceuticals, Inc.*	5,500	182,710
Phibro Animal Health Corp., Class A	10,550	204,881
Pliant Therapeutics, Inc. (x)*	1,500	34,080
Prestige Consumer Healthcare, Inc.*	29,800	1,039,126
Provention Bio, Inc. (x)*	24,400	413,336
Recro Pharma, Inc.*	16,800	47,880
Relmada Therapeutics, Inc.*	8,100	259,767
Revance Therapeutics, Inc.*	35,400	1,003,236
Satsuma Pharmaceuticals, Inc.*	1,300	5,993
scPharmaceuticals, Inc.*	1,700	8,993
SIGA Technologies, Inc.*	28,300	205,741
Strongbridge Biopharma plc*	3,600	8,748
Supernus Pharmaceuticals, Inc.*	26,500	666,740
TherapeuticsMD, Inc. (x)*	198,300	239,943
Theravance Biopharma, Inc.*	27,900	495,783
Tricida, Inc.*	12,300	86,715
Verrica Pharmaceuticals, Inc. (x)*	5,700	65,607
VYNE Therapeutics, Inc. (x)*	56,100	88,638
WaVe Life Sciences Ltd.*	19,600	154,252
Xeris Pharmaceuticals, Inc. (x)*	14,400	70,848
Zogenix, Inc.*	32,012	639,920
		22,355,250

Total Health Care		285,270,955

Industrials (15.1%)
Aerospace & Defense (0.9%)
AAR Corp.	19,012	688,615
Aerojet Rocketdyne Holdings, Inc.*	39,300	2,077,005
AeroVironment, Inc.*	11,621	1,009,865
Astronics Corp.*	17,400	230,202
Cubic Corp.	17,186	1,066,219
Ducommun, Inc.*	5,600	300,720
Kaman Corp.	16,392	936,475
Kratos Defense & Security Solutions, Inc.*	61,000	1,673,230
Maxar Technologies, Inc.	39,400	1,520,446
Moog, Inc., Class A	18,353	1,455,393
National Presto Industries, Inc.	2,900	256,447
PAE, Inc.*	28,100	257,958
Park Aerospace Corp.	13,672	183,341
Parsons Corp.*	10,600	385,946
Triumph Group, Inc.	2,200	27,632
Vectrus, Inc.*	4,200	208,824

		12,278,318

Air Freight & Logistics (0.3%)
Air Transport Services Group, Inc.*	29,400	921,396
Atlas Air Worldwide Holdings, Inc.*	14,327	781,394
Echo Global Logistics, Inc.*	11,900	319,158
Forward Air Corp.	17,140	1,317,038
Hub Group, Inc., Class A*	19,033	1,084,881
Radiant Logistics, Inc.*	23,700	137,460

		4,561,327

Airlines (0.3%)
Allegiant Travel Co.	7,577	1,433,872
Hawaiian Holdings, Inc.	30,300	536,310
Mesa Air Group, Inc.*	9,100	60,879
SkyWest, Inc.	29,400	1,185,114
Spirit Airlines, Inc. (x)*	49,900	1,220,055

		4,436,230

Building Products (1.5%)
AAON, Inc.	23,200	1,545,816
Advanced Drainage Systems, Inc.	31,300	2,616,054
American Woodmark Corp.*	9,500	891,575
Apogee Enterprises, Inc.	15,900	503,712
Builders FirstSource, Inc.*	61,600	2,513,896
Caesarstone Ltd. (x)	16,000	206,240
Cornerstone Building Brands, Inc.*	25,100	232,928
CSW Industrials, Inc.	8,300	928,853
Gibraltar Industries, Inc.*	18,200	1,309,308
Griffon Corp.	16,443	335,108
Insteel Industries, Inc.	8,300	184,841
JELD-WEN Holding, Inc.*	38,026	964,339
Masonite International Corp.*	13,500	1,327,590
PGT Innovations, Inc.*	32,300	656,982
Quanex Building Products Corp.	14,967	331,819
Resideo Technologies, Inc.*	71,500	1,520,090
Simpson Manufacturing Co., Inc.	23,819	2,225,886
UFP Industries, Inc.	34,062	1,892,144

		20,187,181

Commercial Services & Supplies (1.9%)
ABM Industries, Inc.	36,832	1,393,723
ACCO Brands Corp.	54,686	462,097
Brady Corp., Class A	26,641	1,407,178
BrightView Holdings, Inc.*	12,500	189,000
Brink’s Co. (The)	28,200	2,030,400
Casella Waste Systems, Inc., Class A*	30,700	1,901,865
CECO Environmental Corp.*	17,500	121,800
Cimpress plc*	11,200	982,688
Covanta Holding Corp.	67,100	881,023
Deluxe Corp.	28,061	819,381
Ennis, Inc.	10,056	179,499
Harsco Corp.*	46,500	836,070
Healthcare Services Group, Inc.	39,669	1,114,699
Heritage-Crystal Clean, Inc.*	9,100	191,737
Herman Miller, Inc.	34,391	1,162,416
HNI Corp.	26,041	897,373
Interface, Inc.	26,998	283,479
KAR Auction Services, Inc.	74,500	1,386,445

See Notes to Financial Statements.

1449

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Kimball International, Inc., Class B	13,900	$166,105
Knoll, Inc.	24,058	353,171
Matthews International Corp., Class A	18,359	539,755
McGrath RentCorp	13,445	902,159
Montrose Environmental Group, Inc.*	900	27,864
NL Industries, Inc.	5,445	26,027
PICO Holdings, Inc.*	10,700	100,045
Pitney Bowes, Inc.	105,100	647,416
Quad/Graphics, Inc.	8,300	31,706
SP Plus Corp.*	6,800	196,044
Steelcase, Inc., Class A	47,672	645,956
Team, Inc.*	14,200	154,780
Tetra Tech, Inc.	30,237	3,500,840
UniFirst Corp.	8,705	1,842,761
US Ecology, Inc.	17,931	651,433
Viad Corp.	6,024	217,888
VSE Corp.	4,000	153,960

		26,398,783

Construction & Engineering (1.4%)
Aegion Corp.*	18,362	348,695
Ameresco, Inc., Class A*	14,200	741,808
API Group Corp. (m)*	80,800	1,466,520
Arcosa, Inc.	27,500	1,510,575
Argan, Inc.	5,700	253,593
Comfort Systems USA, Inc.	20,743	1,092,326
Concrete Pumping Holdings, Inc.*	700	2,681
Construction Partners, Inc., Class A*	11,700	340,587
Dycom Industries, Inc.*	17,516	1,322,808
EMCOR Group, Inc.	29,999	2,743,709
Fluor Corp.	81,300	1,298,361
Granite Construction, Inc.	26,435	706,079
Great Lakes Dredge & Dock Corp.*	31,200	410,904
IES Holdings, Inc.*	4,900	225,596
MasTec, Inc.*	31,262	2,131,443
MYR Group, Inc.*	6,300	378,630
Northwest Pipe Co.*	700	19,810
NV5 Global, Inc.*	5,600	441,168
Primoris Services Corp.	21,700	599,137
Sterling Construction Co., Inc.*	8,700	161,907
Tutor Perini Corp.*	29,895	387,140
WillScot Mobile Mini Holdings Corp.*	92,910	2,152,725

		18,736,202

Electrical Equipment (1.7%)
Allied Motion Technologies, Inc.	2,700	137,970
American Superconductor Corp.*	3,600	84,312
Atkore International Group, Inc.*	26,200	1,077,082
AZZ, Inc.	14,586	691,960
Bloom Energy Corp., Class A (x)*	49,300	1,412,938
Encore Wire Corp.	11,628	704,308
EnerSys	25,039	2,079,739
FuelCell Energy, Inc. (x)*	159,000	1,776,030
Plug Power, Inc.*	213,327	7,233,919
Powell Industries, Inc.	3,900	115,011
Preformed Line Products Co.	200	13,688
Sunrun, Inc.*	82,675	5,735,991
Thermon Group Holdings, Inc.*	15,100	236,013
TPI Composites, Inc.*	16,300	860,314
Vicor Corp.*	9,400	866,868

		23,026,143

Industrial Conglomerates (0.0%)
Raven Industries, Inc.	20,826	689,132

Machinery (3.7%)
Alamo Group, Inc.	5,400	744,930
Albany International Corp., Class A	16,391	1,203,427
Altra Industrial Motion Corp.	33,531	1,858,623
Astec Industries, Inc.	10,543	610,229
Barnes Group, Inc.	29,106	1,475,383
Blue Bird Corp.*	7,600	138,776
Chart Industries, Inc.*	19,421	2,287,600
CIRCOR International, Inc.*	9,109	350,150
Columbus McKinnon Corp.	11,100	426,684
Douglas Dynamics, Inc.	12,500	534,625
Energy Recovery, Inc.*	19,800	270,072
Enerpac Tool Group Corp.	32,513	735,119
EnPro Industries, Inc.	12,954	978,286
ESCO Technologies, Inc.	14,552	1,502,057
Evoqua Water Technologies Corp.*	51,370	1,385,963
Federal Signal Corp.	34,400	1,141,048
Franklin Electric Co., Inc.	26,452	1,830,743
Gencor Industries, Inc.*	200	2,460
Gorman-Rupp Co. (The)	7,537	244,576
Graham Corp.	5,500	83,490
Greenbrier Cos., Inc. (The)	16,300	592,994
Helios Technologies, Inc.	20,950	1,116,426
Hillenbrand, Inc.	41,438	1,649,232
Hurco Cos., Inc.	2,400	72,000
Hyster-Yale Materials Handling, Inc.	3,600	214,380
John Bean Technologies Corp.	18,031	2,053,190
Kadant, Inc.	6,200	874,076
Kennametal, Inc.	44,700	1,619,928
Lindsay Corp.	6,075	780,395
Luxfer Holdings plc	13,200	216,744
Lydall, Inc.*	9,100	273,273
Manitowoc Co., Inc. (The)*	11,975	159,387
Meritor, Inc.*	47,235	1,318,329
Miller Industries, Inc.	5,800	220,516
Mueller Industries, Inc.	32,514	1,141,567
Mueller Water Products, Inc., Class A	89,493	1,107,923
Navistar International Corp.*	28,600	1,257,256
NN, Inc.*	15,400	101,178
Omega Flex, Inc.	1,600	233,600
Park-Ohio Holdings Corp.	5,700	176,130
Proto Labs, Inc.*	16,900	2,592,460
RBC Bearings, Inc.*	14,700	2,631,888
REV Group, Inc.	26,200	230,822
Rexnord Corp.	68,600	2,709,014
Shyft Group, Inc. (The)	15,400	437,052
SPX Corp.*	23,500	1,281,690
SPX FLOW, Inc.*	29,200	1,692,432

See Notes to Financial Statements.

1450

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Standex International Corp.	7,279	$564,268
Tennant Co.	11,231	788,079
Terex Corp.	35,900	1,252,551
TriMas Corp.*	26,900	851,923
Wabash National Corp.	34,300	590,989
Watts Water Technologies, Inc., Class A	16,359	1,990,890
Welbilt, Inc.*	73,500	970,200

		51,567,023

Marine (0.2%)
Costamare, Inc.	23,400	193,752
Eagle Bulk Shipping, Inc. (x)*	370	7,030
Genco Shipping & Trading Ltd.	11,300	83,168
Matson, Inc.	24,800	1,412,856
SEACOR Holdings, Inc.*	9,200	381,340

		2,078,146

Professional Services (1.2%)
Acacia Research Corp.*	32,841	129,394
ASGN, Inc.*	29,200	2,439,076
Barrett Business Services, Inc.	3,100	211,451
CBIZ, Inc.*	27,400	729,114
CRA International, Inc.	3,900	198,627
Exponent, Inc.	29,292	2,637,159
Forrester Research, Inc.*	4,600	192,740
Franklin Covey Co.*	8,100	180,387
GP Strategies Corp.*	5,200	61,672
Heidrick & Struggles International, Inc.	7,300	214,474
Huron Consulting Group, Inc.*	12,444	733,574
ICF International, Inc.	10,400	773,032
Insperity, Inc.	21,374	1,740,271
Kelly Services, Inc., Class A	13,534	278,394
Kforce, Inc.	12,100	509,289
Korn Ferry	32,852	1,429,062
Mastech Digital, Inc.*	1,900	30,210
Mistras Group, Inc.*	6,500	50,440
Resources Connection, Inc.	14,395	180,945
TriNet Group, Inc.*	22,800	1,837,680
TrueBlue, Inc.*	19,815	370,342
Upwork, Inc.*	53,500	1,846,820
Willdan Group, Inc.*	3,600	150,120

		16,924,273

Road & Rail (0.5%)
ArcBest Corp.	15,400	657,118
Avis Budget Group, Inc.*	33,300	1,242,090
Covenant Logistics Group, Inc., Class A*	4,600	68,126
Daseke, Inc.*	7,900	45,899
Heartland Express, Inc.	29,355	531,325
Marten Transport Ltd.	32,874	566,419
Saia, Inc.*	15,300	2,766,240
Universal Logistics Holdings, Inc.	3,500	72,065
Werner Enterprises, Inc.	35,166	1,379,211

		7,328,493

Trading Companies & Distributors (1.5%)
Alta Equipment Group, Inc. (x)*	2,500	24,700
Applied Industrial Technologies, Inc.	20,888	1,629,055
Beacon Roofing Supply, Inc.*	37,976	1,526,256
BMC Stock Holdings, Inc.*	37,800	2,029,104
CAI International, Inc.	5,800	181,192
DXP Enterprises, Inc.*	8,400	186,732
EVI Industries, Inc. (x)*	200	5,984
Foundation Building Materials, Inc.*	9,000	172,890
GATX Corp.	23,100	1,921,458
General Finance Corp.*	1,900	16,169
GMS, Inc.*	22,400	682,752
H&E Equipment Services, Inc.	17,900	533,599
Herc Holdings, Inc.*	13,900	923,099
Lawson Products, Inc.*	1,600	81,456
MRC Global, Inc.*	45,400	301,002
NOW, Inc.*	48,400	347,512
Rush Enterprises, Inc., Class A	25,350	1,049,997
Rush Enterprises, Inc., Class B	6,400	242,496
SiteOne Landscape Supply, Inc.*	24,100	3,822,983
Systemax, Inc.	8,871	318,380
Textainer Group Holdings Ltd.*	29,800	571,564
Titan Machinery, Inc.*	7,500	146,625
Triton International Ltd.	33,900	1,644,489
Veritiv Corp.*	1,000	20,790
WESCO International, Inc.*	32,292	2,534,922
Willis Lease Finance Corp.*	400	12,184

		20,927,390

Total Industrials		209,138,641

Information Technology (14.0%)
Communications Equipment (0.9%)
Acacia Communications, Inc.*	21,200	1,546,752
ADTRAN, Inc.	21,406	316,167
Applied Optoelectronics, Inc. (x)*	6,700	57,017
CalAmp Corp.*	20,900	207,328
Calix, Inc.*	30,000	892,800
Casa Systems, Inc.*	30,300	186,951
Clearfield, Inc.*	6,800	168,096
Comtech Telecommunications Corp.	12,700	262,763
Digi International, Inc.*	15,200	287,280
DZS, Inc.*	3,000	46,410
Extreme Networks, Inc.*	66,800	460,252
Genasys, Inc.*	3,700	24,124
Harmonic, Inc.*	41,559	307,121
Infinera Corp. (x)*	86,261	904,015
Inseego Corp. (x)*	38,800	600,236
InterDigital, Inc.	19,925	1,209,049
KVH Industries, Inc.*	2,600	29,510
NETGEAR, Inc.*	18,629	756,896
NetScout Systems, Inc.*	40,654	1,114,733
PCTEL, Inc.*	2,000	13,140
Plantronics, Inc.	19,159	517,868
Ribbon Communications, Inc.*	37,048	243,035
Viavi Solutions, Inc.*	132,700	1,987,182

		12,138,725

Electronic Equipment, Instruments & Components (2.3%)
Akoustis Technologies, Inc. (x)*	19,000	232,370
Arlo Technologies, Inc.*	47,590	370,726
Badger Meter, Inc.	17,060	1,604,664

See Notes to Financial Statements.

1451

EQ ADVISORS TRUST

EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Bel Fuse, Inc., Class B	6,100	$91,683
Belden, Inc.	25,035	1,048,967
Benchmark Electronics, Inc.	28,448	768,381
CTS Corp.	18,000	617,940
Daktronics, Inc.	26,600	124,488
ePlus, Inc.*	7,300	642,035
Fabrinet*	20,000	1,551,800
FARO Technologies, Inc.*	10,567	746,347
Fitbit, Inc., Class A*	127,100	864,280
II-VI, Inc.*	57,571	4,373,093
Insight Enterprises, Inc.*	20,443	1,555,508
Intellicheck, Inc.*	2,200	25,091
Iteris, Inc.*	7,400	41,810
Itron, Inc.*	23,100	2,215,290
Kimball Electronics, Inc.*	15,000	239,850
Knowles Corp.*	50,700	934,401
Methode Electronics, Inc.	20,900	800,052
MTS Systems Corp.	12,602	732,932
Napco Security Technologies, Inc.*	7,000	183,540
nLight, Inc.*	19,300	630,145
Novanta, Inc.*	19,300	2,281,646
OSI Systems, Inc.*	10,068	938,539
PAR Technology Corp.*	11,500	722,085
PC Connection, Inc.*	4,700	222,263
Plexus Corp.*	19,175	1,499,677
Powerfleet, Inc.*	1,900	14,117
Rogers Corp.*	10,384	1,612,531
Sanmina Corp.*	42,200	1,345,758
ScanSource, Inc.*	12,739	336,055
TTM Technologies, Inc.*	52,901	729,769
Vishay Intertechnology, Inc.	76,500	1,584,315
Vishay Precision Group, Inc.*	7,700	242,396
Wrap Technologies, Inc. (x)*	25,100	121,233

		32,045,777

IT Services (1.9%)
Brightcove, Inc.*	18,800	345,920
Cardtronics plc, Class A*	25,900	914,270
Cass Information Systems, Inc.	8,878	345,443
Conduent, Inc.*	92,800	445,440
CSG Systems International, Inc.	18,365	827,711
Endurance International Group Holdings, Inc.*	40,900	386,505
Evertec, Inc.	37,900	1,490,228
Evo Payments, Inc., Class A*	23,900	645,539
ExlService Holdings, Inc.*	18,700	1,591,931
GreenSky, Inc., Class A*	42,100	194,923
Grid Dynamics Holdings, Inc. (x)*	6,400	80,640
GTT Communications, Inc. (x)*	9,600	34,272
Hackett Group, Inc. (The)	14,019	201,733
I3 Verticals, Inc., Class A*	8,500	282,200
Information Services Group, Inc.*	4,200	13,776
International Money Express, Inc.*	9,600	148,992
KBR, Inc.	82,500	2,551,725
LiveRamp Holdings, Inc.*	37,785	2,765,484
ManTech International Corp., Class A	14,141	1,257,701
MAXIMUS, Inc.	36,868	2,698,369
MoneyGram International, Inc.*	24,000	131,160
NIC, Inc.	36,455	941,633
Paysign, Inc. (x)*	21,200	98,368
Perficient, Inc.*	21,700	1,034,005
Perspecta, Inc.	80,300	1,933,624
PFSweb, Inc.*	2,700	18,171
Rackspace Technology, Inc. (x)*	19,000	362,140
Repay Holdings Corp.*	33,500	912,875
StarTek, Inc.*	4,000	30,080
Sykes Enterprises, Inc.*	21,699	817,401
TTEC Holdings, Inc.	10,425	760,295
Tucows, Inc., Class A (x)*	3,800	280,782
Unisys Corp.*	24,264	477,515
Verra Mobility Corp.*	71,700	962,214
Virtusa Corp.*	16,500	843,645

		26,826,710

Semiconductors & Semiconductor Equipment (2.9%)
Advanced Energy Industries, Inc.*	22,703	2,201,510
Alpha & Omega Semiconductor Ltd.*	15,400	364,056
Ambarella, Inc.*	18,400	1,689,488
Amkor Technology, Inc.	57,800	871,624
Axcelis Technologies, Inc.*	16,700	486,304
AXT, Inc.*	1,800	17,226
Brooks Automation, Inc.	39,150	2,656,327
Cabot Microelectronics Corp.	17,980	2,720,374
CEVA, Inc.*	11,400	518,700
Cohu, Inc.	22,631	864,051
CyberOptics Corp.*	800	18,152
Diodes, Inc.*	21,908	1,544,514
DSP Group, Inc.*	6,400	106,176
FormFactor, Inc.*	39,481	1,698,473
GSI Technology, Inc.*	2,100	15,540
Ichor Holdings Ltd.*	7,000	211,015
Impinj, Inc.*	7,200	301,464
Lattice Semiconductor Corp.*	77,500	3,551,050
MACOM Technology Solutions Holdings, Inc.*	23,213	1,277,643
MaxLinear, Inc.*	41,693	1,592,256
NeoPhotonics Corp.*	7,900	71,811
NVE Corp.	2,043	114,776
Onto Innovation, Inc.*	23,632	1,123,702
PDF Solutions, Inc.*	11,100	239,760
Photronics, Inc.*	35,100	391,716
Power Integrations, Inc.	37,248	3,049,121
Rambus, Inc.*	62,400	1,089,504
Semtech Corp.*	37,096	2,674,251
Silicon Laboratories, Inc.*	23,700	3,017,958
SiTime Corp.*	5,400	604,422
SMART Global Holdings, Inc.*	7,500	282,225
SunPower Corp. (x)*	42,900	1,099,956
Synaptics, Inc.*	20,137	1,941,207
Ultra Clean Holdings, Inc.*	22,200	691,530
Veeco Instruments, Inc.*	26,786	465,005

		39,562,887

Software (5.8%)
8x8, Inc.*	58,200	2,006,154
A10 Networks, Inc.*	29,600	291,856
ACI Worldwide, Inc.*	66,216	2,544,681
Agilysys, Inc.*	11,300	433,694

See Notes to Financial Statements.

1452

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EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Alarm.com Holdings, Inc.*	26,100	$2,700,045
Altair Engineering, Inc., Class A*	21,800	1,268,324
American Software, Inc., Class A	11,600	199,172
Appfolio, Inc., Class A*	10,400	1,872,416
Appian Corp. (x)*	19,900	3,225,591
Asure Software, Inc.*	2,300	16,330
Avaya Holdings Corp.*	58,500	1,120,275
Benefitfocus, Inc.*	17,400	251,952
Blackbaud, Inc.	27,087	1,559,128
Blackline, Inc.*	28,900	3,854,682
Bottomline Technologies DE, Inc.*	23,491	1,238,915
Box, Inc., Class A*	81,100	1,463,855
Cerence, Inc.*	21,200	2,130,176
ChannelAdvisor Corp.*	13,300	212,534
Cloudera, Inc.*	135,311	1,882,176
CommVault Systems, Inc.*	22,214	1,229,989
Cornerstone OnDemand, Inc.*	34,800	1,532,592
Digimarc Corp. (x)*	6,700	316,508
Digital Turbine, Inc.*	47,500	2,686,600
Domo, Inc., Class B*	11,400	726,978
Ebix, Inc.	11,800	448,046
Envestnet, Inc.*	30,600	2,518,074
GTY Technology Holdings, Inc.*	4,800	24,864
Intelligent Systems Corp. (x)*	3,700	148,407
j2 Global, Inc.*	27,578	2,694,095
LivePerson, Inc.*	40,600	2,526,538
MicroStrategy, Inc., Class A*	4,009	1,557,697
Mimecast Ltd.*	32,500	1,847,300
Mitek Systems, Inc.*	14,700	261,366
Model N, Inc.*	19,700	702,896
OneSpan, Inc.*	20,900	432,212
Ping Identity Holding Corp.*	15,200	435,328
Progress Software Corp.	28,777	1,300,432
PROS Holdings, Inc.*	22,600	1,147,402
Q2 Holdings, Inc.*	28,600	3,618,758
QAD, Inc., Class A	4,500	284,310
Qualys, Inc.*	19,200	2,339,904
Rapid7, Inc.*	27,200	2,452,352
Rimini Street, Inc.*	800	3,544
SailPoint Technologies Holdings, Inc.*	48,500	2,582,140
Sapiens International Corp. NV	14,800	453,028
SecureWorks Corp., Class A*	18,400	261,648
ShotSpotter, Inc.*	6,000	226,200
Smith Micro Software, Inc.*	800	4,336
Sprout Social, Inc., Class A*	15,300	694,773
SPS Commerce, Inc.*	19,200	2,084,928
SVMK, Inc.*	68,800	1,757,840
Synchronoss Technologies, Inc.*	4,300	20,210
Telenav, Inc.*	19,500	91,650
Tenable Holdings, Inc.*	39,800	2,079,948
Upland Software, Inc.*	12,700	582,803
Varonis Systems, Inc.*	18,000	2,944,980
Verint Systems, Inc.*	35,751	2,401,752
VirnetX Holding Corp. (x)	7,900	39,816
Workiva, Inc.*	19,800	1,814,076
Xperi Holding Corp.	58,883	1,230,655
Yext, Inc.*	62,600	984,072
Zix Corp.*	22,600	195,038
Zuora, Inc., Class A*	48,200	671,426

		80,629,467

Technology Hardware, Storage & Peripherals (0.2%)
3D Systems Corp. (x)*	60,700	636,136
Avid Technology, Inc.*	25,900	411,033
Diebold Nixdorf, Inc.*	33,300	354,978
Immersion Corp.*	22,000	248,380
Intevac, Inc.*	1,900	13,699
Quantum Corp.*	5,800	35,496
Super Micro Computer, Inc.*	25,600	810,496

		2,510,218

Total Information Technology		193,713,784

Materials (4.3%)
Chemicals (1.8%)
Advanced Emissions Solutions, Inc. (x)	2,200	12,100
AdvanSix, Inc.*	16,500	329,835
AgroFresh Solutions, Inc.*	1,300	2,951
American Vanguard Corp.	12,500	194,000
Amyris, Inc. (x)*	57,400	354,445
Avient Corp.	48,200	1,941,496
Balchem Corp.	17,985	2,072,232
Chase Corp.	4,100	414,141
Ferro Corp.*	52,173	763,291
FutureFuel Corp.	13,400	170,180
GCP Applied Technologies, Inc.*	40,100	948,365
Hawkins, Inc.	3,500	183,085
HB Fuller Co.	28,859	1,497,205
Ingevity Corp.*	24,100	1,825,093
Innospec, Inc.	13,600	1,233,928
Koppers Holdings, Inc.*	9,313	290,193
Kraton Corp.*	17,000	472,430
Kronos Worldwide, Inc.	16,600	247,506
Livent Corp.*	83,771	1,578,246
Marrone Bio Innovations, Inc.*	2,400	3,000
Minerals Technologies, Inc.	19,850	1,233,082
Orion Engineered Carbons SA	33,700	577,618
PQ Group Holdings, Inc.	19,200	273,792
Quaker Chemical Corp.	7,400	1,875,086
Rayonier Advanced Materials, Inc.*	24,600	160,392
Sensient Technologies Corp.	25,525	1,882,979
Stepan Co.	11,288	1,346,884
Trecora Resources*	11,200	78,288
Tredegar Corp.	5,029	83,984
Trinseo SA	25,400	1,300,734
Tronox Holdings plc, Class A	49,000	716,380

		24,062,941

Construction Materials (0.1%)
Forterra, Inc.*	8,800	151,316
Summit Materials, Inc., Class A*	63,188	1,268,815
United States Lime & Minerals, Inc.	600	68,400
US Concrete, Inc.*	6,900	275,793

		1,764,324

Containers & Packaging (0.2%)
Greif, Inc., Class A	14,700	689,136
Greif, Inc., Class B	3,500	169,330
Myers Industries, Inc.	16,200	336,636
O-I Glass, Inc.	90,400	1,075,760

See Notes to Financial Statements.

1453

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EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Pactiv Evergreen, Inc.*	11,888	$215,648
Ranpak Holdings Corp.*	6,400	86,016
UFP Technologies, Inc.*	3,200	149,120

		2,721,646

Metals & Mining (1.7%)
Alcoa Corp.*	108,000	2,489,400
Allegheny Technologies, Inc.*	70,900	1,188,993
Arconic Corp.*	57,400	1,710,520
Caledonia Mining Corp. plc (x)	900	14,292
Carpenter Technology Corp.	28,500	829,920
Century Aluminum Co.*	23,600	260,308
Cleveland-Cliffs, Inc.	237,804	3,462,426
Coeur Mining, Inc.*	133,936	1,386,238
Commercial Metals Co.	65,900	1,353,586
Compass Minerals International, Inc.	19,400	1,197,368
Fortitude Gold Corp. (r)*	11,686	12,270
Gold Resource Corp.	40,900	119,019
Haynes International, Inc.	5,933	141,443
Hecla Mining Co.	302,409	1,959,610
Kaiser Aluminum Corp.	10,191	1,007,890
Materion Corp.	11,445	729,275
Novagold Resources, Inc.*	130,900	1,265,803
Olympic Steel, Inc.	7,300	97,309
Ryerson Holding Corp.*	17,400	237,336
Schnitzer Steel Industries, Inc., Class A	10,400	331,864
SunCoke Energy, Inc.	35,310	153,599
TimkenSteel Corp.*	15,800	73,786
United States Steel Corp.	126,400	2,119,728
Warrior Met Coal, Inc.	23,900	509,548
Worthington Industries, Inc.	20,480	1,051,443

		23,702,974

Paper & Forest Products (0.5%)
Boise Cascade Co.	22,700	1,085,060
Clearwater Paper Corp.*	8,638	326,085
Domtar Corp.	31,700	1,003,305
Glatfelter Corp.	28,215	462,162
Louisiana-Pacific Corp.	66,448	2,469,872
Neenah, Inc.	9,500	525,540
Schweitzer-Mauduit International, Inc.	16,964	682,122
Verso Corp., Class A	8,500	102,170

		6,656,316

Total Materials		58,908,201

Real Estate (6.2%)
Equity Real Estate Investment Trusts (REITs) (5.3%)
Acadia Realty Trust (REIT)	45,373	643,843
Agree Realty Corp. (REIT)	30,700	2,044,006
Alexander & Baldwin, Inc. (REIT)	42,186	724,755
Alexander’s, Inc. (REIT)	1,075	298,151
Alpine Income Property Trust, Inc. (REIT)	1,500	22,485
American Assets Trust, Inc. (REIT)	24,218	699,416
American Finance Trust, Inc. (REIT)	60,500	449,515
Armada Hoffler Properties, Inc. (REIT)	20,500	230,010
Bluerock Residential Growth REIT, Inc. (REIT)	24,600	311,682
BRT Apartments Corp. (REIT)	3,800	57,760
CareTrust REIT, Inc. (REIT)	54,013	1,198,008
CatchMark Timber Trust, Inc. (REIT), Class A	18,200	170,352
Centerspace (REIT)	6,949	490,877
Chatham Lodging Trust (REIT)	31,900	344,520
CIM Commercial Trust Corp. (REIT)	3,466	49,356
City Office REIT, Inc. (REIT)	40,700	397,639
Clipper Realty, Inc. (REIT)	6,100	43,005
Colony Capital, Inc. (REIT)	280,100	1,347,281
Columbia Property Trust, Inc. (REIT)	66,100	947,874
Community Healthcare Trust, Inc. (REIT)	12,200	574,742
CoreCivic, Inc. (REIT)	66,400	434,920
CorEnergy Infrastructure Trust, Inc. (REIT)	8,700	59,595
CorePoint Lodging, Inc. (REIT)	34,950	240,456
DiamondRock Hospitality Co. (REIT)*	115,298	951,208
Diversified Healthcare Trust (REIT)	133,900	551,668
Easterly Government Properties, Inc. (REIT)	38,100	862,965
EastGroup Properties, Inc. (REIT)	21,727	2,999,630
Essential Properties Realty Trust, Inc. (REIT)	57,400	1,216,880
Farmland Partners, Inc. (REIT) (x)	25,300	220,110
Four Corners Property Trust, Inc. (REIT)	46,300	1,378,351
Franklin Street Properties Corp. (REIT)	51,799	226,362
Front Yard Residential Corp. (REIT)	25,200	408,240
GEO Group, Inc. (The) (REIT) (x)	70,263	622,530
Getty Realty Corp. (REIT)	26,475	729,121
Gladstone Commercial Corp. (REIT)	14,100	253,800
Gladstone Land Corp. (REIT)	7,200	105,408
Global Medical REIT, Inc. (REIT)	15,400	201,124
Global Net Lease, Inc. (REIT)	47,766	818,709
Healthcare Realty Trust, Inc. (REIT)	84,158	2,491,077
Hersha Hospitality Trust (REIT)	22,919	180,831
Independence Realty Trust, Inc. (REIT)	48,700	654,041
Industrial Logistics Properties Trust (REIT)	44,973	1,047,421
Innovative Industrial Properties, Inc. (REIT)	12,000	2,197,560
iStar, Inc. (REIT)	39,400	585,090
Kite Realty Group Trust (REIT)	47,157	705,469
Lexington Realty Trust (REIT)	165,286	1,755,337
LTC Properties, Inc. (REIT)	21,469	835,359
Macerich Co. (The) (REIT) (x)	81,900	873,873
Mack-Cali Realty Corp. (REIT)	51,100	636,706
Monmouth Real Estate Investment Corp. (REIT)	51,551	892,863
National Health Investors, Inc. (REIT)	23,728	1,641,266

See Notes to Financial Statements.

1454

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EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
National Storage Affiliates Trust (REIT)	31,400	$1,131,342
New Senior Investment Group, Inc. (REIT)	50,600	262,108
NexPoint Residential Trust, Inc. (REIT)	9,600	406,176
Office Properties Income Trust (REIT)	26,231	595,968
One Liberty Properties, Inc. (REIT)	7,433	149,180
Pebblebrook Hotel Trust (REIT)	78,412	1,474,146
Physicians Realty Trust (REIT)	118,000	2,100,400
Piedmont Office Realty Trust, Inc. (REIT), Class A	71,600	1,162,068
PotlatchDeltic Corp. (REIT)	36,552	1,828,331
Preferred Apartment Communities, Inc. (REIT), Class A	16,500	122,100
PS Business Parks, Inc. (REIT)	11,580	1,538,635
QTS Realty Trust, Inc. (REIT), Class A	34,700	2,147,236
Retail Opportunity Investments Corp. (REIT)	61,700	826,163
Retail Properties of America, Inc. (REIT), Class A	123,700	1,058,872
Retail Value, Inc. (REIT)	9,349	139,020
RLJ Lodging Trust (REIT)	96,886	1,370,937
RPT Realty (REIT)	34,100	294,965
Ryman Hospitality Properties, Inc. (REIT)	28,234	1,913,136
Sabra Health Care REIT, Inc. (REIT)	119,323	2,072,641
Safehold, Inc. (REIT)	10,000	724,900
Saul Centers, Inc. (REIT)	4,900	155,232
Seritage Growth Properties (REIT), Class A (x)*	7,800	114,504
Service Properties Trust (REIT)	94,600	1,086,954
SITE Centers Corp. (REIT)	88,300	893,596
STAG Industrial, Inc. (REIT)	84,800	2,655,936
Summit Hotel Properties, Inc. (REIT)	53,300	480,233
Sunstone Hotel Investors, Inc. (REIT)	124,778	1,413,735
Tanger Factory Outlet Centers, Inc. (REIT) (x)	51,300	510,948
Terreno Realty Corp. (REIT)	37,300	2,182,423
UMH Properties, Inc. (REIT)	14,700	217,707
Uniti Group, Inc. (REIT)	104,700	1,228,131
Universal Health Realty Income Trust (REIT)	7,150	459,530
Urban Edge Properties (REIT)	64,100	829,454
Urstadt Biddle Properties, Inc. (REIT), Class A	11,789	166,579
Washington REIT (REIT)	42,117	910,991
Whitestone REIT (REIT)	22,000	175,340
Xenia Hotels & Resorts, Inc. (REIT)	63,000	957,600

		73,580,464

Real Estate Management & Development (0.9%)
Altisource Portfolio Solutions SA*	17,600	226,688
CTO Realty Growth, Inc.	4,326	182,384
Cushman & Wakefield plc (x)*	57,996	860,081
eXp World Holdings, Inc.*	11,900	751,128
Forestar Group, Inc.*	10,433	210,538
FRP Holdings, Inc.*	4,600	209,530
Griffin Industrial Realty, Inc. *	1,100	68,750
Kennedy-Wilson Holdings, Inc.	69,624	1,245,573
Marcus & Millichap, Inc.*	18,900	703,647
Maui Land & Pineapple Co., Inc.*	2,000	23,060
Newmark Group, Inc., Class A	84,124	613,264
Rafael Holdings, Inc., Class B*	3,900	90,948
RE/MAX Holdings, Inc., Class A	9,400	341,502
Realogy Holdings Corp.*	64,400	844,928
Redfin Corp.*	53,897	3,698,951
RMR Group, Inc. (The), Class A	11,226	433,548
St Joe Co. (The)	18,100	768,345
Stratus Properties, Inc.*	4,400	112,200
Tejon Ranch Co.*	10,102	145,974
Transcontinental Realty Investors, Inc.*	100	2,411

		11,533,450

Total Real Estate		85,113,914

Utilities (3.0%)
Electric Utilities (0.7%)
ALLETE, Inc.	28,423	1,760,521
Genie Energy Ltd., Class B	9,600	69,216
MGE Energy, Inc.	20,079	1,406,132
Otter Tail Corp.	22,725	968,312
PNM Resources, Inc.	45,881	2,226,605
Portland General Electric Co.	50,632	2,165,531
Spark Energy, Inc., Class A	6,500	62,205

		8,658,522

Gas Utilities (0.9%)
Brookfield Infrastructure Corp., Class A (x)	19,205	1,388,521
Chesapeake Utilities Corp.	8,950	968,479
New Jersey Resources Corp.	53,822	1,913,372
Northwest Natural Holding Co.	17,142	788,361
ONE Gas, Inc.	30,000	2,303,100
RGC Resources, Inc.	600	14,268
South Jersey Industries, Inc.	51,252	1,104,481
Southwest Gas Holdings, Inc.	32,736	1,988,712
Spire, Inc.	29,752	1,905,318

		12,374,612

Independent Power and Renewable Electricity Producers (0.6%)
Atlantic Power Corp.*	85,300	179,130
Brookfield Renewable Corp.	52,350	3,050,435
Clearway Energy, Inc., Class A	17,300	511,215
Clearway Energy, Inc., Class C	41,682	1,330,906
Ormat Technologies, Inc.	22,300	2,013,244
Sunnova Energy International, Inc.*	29,900	1,349,387

		8,434,317

Multi-Utilities (0.4%)
Avista Corp.	36,899	1,481,126
Black Hills Corp.	34,619	2,127,338
NorthWestern Corp.	27,978	1,631,397

See Notes to Financial Statements.

1455

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EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Unitil Corp.	8,800	$389,576

		5,629,437

Water Utilities (0.4%)
American States Water Co.	20,958	1,666,370
Artesian Resources Corp., Class A	5,100	189,108
Cadiz, Inc. (x)*	10,300	109,695
California Water Service Group	27,600	1,491,228
Consolidated Water Co. Ltd.	9,700	116,885
Global Water Resources, Inc.	2,800	40,348
Middlesex Water Co.	11,300	818,911
Pure Cycle Corp.*	1,800	20,214
SJW Group	14,900	1,033,464
York Water Co. (The)	5,300	246,980

		5,733,203

Total Utilities		40,830,091

Total Common Stocks (99.2%) (Cost $812,003,167)		1,368,676,313

	Number of Rights	Value (Note 1)
RIGHTS:
Communication Services (0.0%)
Media (0.0%)
Media General, Inc., CVR (r)*	61,700	—

Total Communication Services		—

Financials (0.0%)
Diversified Financial Services (0.0%)
First Eagle Private Credit LLC, CVR (r)*	19,900	—

Total Financials		—

Health Care (0.0%)
Biotechnology (0.0%)
Achillion Pharmaceuticals, Inc., CVR (r)*	82,700	28,532
Aduro Biotech I, CVR (r)*	11,260	—
Alder Biopharmaceuticals, Inc., CVR (r)(x)*	47,700	31,482
Tobira Therapeutics, Inc., CVR (r)(x)*	2,288	102

		60,116

Pharmaceuticals (0.0%)
Dova Pharmaceuticals, Inc., CVR (r)*	17,500	7,088
Omthera Pharmaceuticals, Inc., CVR (r)*	5,500	—

		7,088

Total Health Care		67,204

Total Rights (0.0%) (Cost $93,373)		67,204

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (3.6%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $1,400,019, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $1,428,002. (xx)	$1,400,000	1,400,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $4,600,102, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $4,692,016. (xx)	4,600,000	4,600,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $3,400,125, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $3,777,922. (xx)	3,400,000	3,400,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $6,201,396, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $6,325,389. (xx)	6,201,362	6,201,362
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $12,000,280, collateralized by various Common Stocks; total market value $13,333,489. (xx)	12,000,000	12,000,000
NBC Global Finance Ltd., 0.28%, dated 12/31/20, due 1/7/21, repurchase price $7,000,381, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 2.125%-5.000%, maturing 2/28/23-5/15/37; total market value $7,764,556. (xx)	7,000,000	7,000,000
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $5,637,902, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125%-3.625%, maturing 9/30/21-8/15/49; total market value $6,254,530. (xx)	5,637,777	5,637,777

See Notes to Financial Statements.

1456

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EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Societe Generale SA, 0.08%, dated 12/31/20, due 1/7/21, repurchase price $10,000,156, collateralized by various U.S. Government Treasury Securities, ranging from 0.000%-8.000%, maturing 1/19/21-11/15/49; total market value $10,200,001. (xx)	$10,000,000	$10,000,000

Total Repurchase Agreements		50,239,139

Total Short-Term Investments (3.6%) (Cost $50,239,139)		50,239,139

Total Investments in Securities (102.8%) (Cost $862,335,679)		1,418,982,656
Other Assets Less Liabilities (-2.8%)		(38,845,880)

Net Assets (100%)		$1,380,136,776

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $1,940,872 or 0.1% of net assets.

(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $64,284,486. This was collateralized by $17,602,727 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/14/21 - 8/15/50 and by cash of $50,239,139 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

CVR	— Contingent Value Right
USD	— United States Dollar

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Russell 2000 E-Mini Index	108	3/2021	USD	10,663,920	268,974

					268,974

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)(a)	Total
Assets:
Common Stocks
Communication Services	$31,191,250	$1,162,850	$—	$32,354,100
Consumer Discretionary	177,221,326	1,807,436	—	179,028,762
Consumer Staples	43,844,066	617,927	—	44,461,993
Energy	29,034,625	—	—	29,034,625
Financials	210,821,247	—	—	210,821,247
Health Care	284,994,989	—	275,966	285,270,955
Industrials	208,837,921	300,720	—	209,138,641
Information Technology	193,713,784	—	—	193,713,784

See Notes to Financial Statements.

1457

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EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)(a)		Total
Materials	$58,895,931	$12,270	$—		$58,908,201
Real Estate	85,113,914	—	—		85,113,914
Utilities	40,830,091	—	—		40,830,091
Futures	268,974	—	—		268,974
Rights
Communication Services	—	—	—	(b)	—	(b)
Financials	—	—	—	(b)	—	(b)
Health Care	—	—	67,204		67,204
Short-Term Investments
Repurchase Agreements	—	50,239,139	—		50,239,139

Total Assets	$1,364,768,118	$54,140,342	$343,170		$1,419,251,630

Total Liabilities	$—	$—	$—		$—

Total	$1,364,768,118	$54,140,342	$343,170		$1,419,251,630

(a)	A security with a market value of $275,966 transferred from Level 1 to Level 3 at the end of the period due inactive trading.
(b)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$268,974	*

Total		$268,974

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$912,509	$912,509

Total	$912,509	$912,509

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$174,964	$174,964

Total	$174,964	$174,964

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

See Notes to Financial Statements.

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EQ/SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Portfolio held futures contracts with an average notional balance of approximately $10,557,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$180,563,201
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$214,954,546

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$654,944,713
Aggregate gross unrealized depreciation	(105,242,671)

Net unrealized appreciation	$549,702,042

Federal income tax cost of investments in securities and derivative instruments, if applicable	$869,549,588

See Notes to Financial Statements.

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EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $812,096,540)	$1,368,743,517
Repurchase Agreements (Cost $50,239,139)	50,239,139
Cash	9,593,298
Cash held as collateral at broker for futures	1,420,500
Dividends, interest and other receivables	1,212,384
Receivable for Portfolio shares sold	528,851
Securities lending income receivable	114,163
Other assets	4,054

Total assets	1,431,855,906

LIABILITIES
Payable for return of collateral on securities loaned	50,239,139
Payable for Portfolio shares redeemed	704,136
Investment management fees payable	287,644
Distribution fees payable – Class IB	243,350
Administrative fees payable	108,651
Distribution fees payable – Class IA	25,978
Due to broker for futures variation margin	9,170
Trustees’ fees payable	142
Accrued expenses	100,920

Total liabilities	51,719,130

NET ASSETS	$1,380,136,776

Net assets were comprised of:
Paid in capital	$821,399,621
Total distributable earnings (loss)	558,737,155

Net assets	$1,380,136,776

Class IA
Net asset value, offering and redemption price per share, $124,684,302 / 9,911,502 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.58

Class IB
Net asset value, offering and redemption price per share, $1,166,992,172 / 92,682,475 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.59

Class K
Net asset value, offering and redemption price per share, $88,460,302 / 7,033,085 shares outstanding (unlimited amount authorized: $0.01 par value)	$12.58

(x)	Includes value of securities on loan of $64,284,486.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $169,497 foreign withholding tax)	$10,573,080
Interest	51,126
Securities lending (net)	1,851,528

Total income	12,475,734

EXPENSES
Investment management fees	2,722,840
Distribution fees – Class IB	2,304,332
Administrative fees	1,037,369
Distribution fees – Class IA	249,584
Printing and mailing expenses	91,214
Custodian fees	89,999
Professional fees	84,338
Trustees’ fees	35,466
Miscellaneous	180,653

Total expenses	6,795,795

NET INVESTMENT INCOME (LOSS)	5,679,939

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	54,739,686
Futures contracts	912,509

Net realized gain (loss)	55,652,195

Change in unrealized appreciation (depreciation) on:
Investments in securities	169,810,261
Futures contracts	174,964

Net change in unrealized appreciation (depreciation)	169,985,225

NET REALIZED AND UNREALIZED GAIN (LOSS)	225,637,420

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$231,317,359

See Notes to Financial Statements.

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EQ/SMALL COMPANY INDEX PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$5,679,939	$10,564,572
Net realized gain (loss)	55,652,195	68,376,143
Net change in unrealized appreciation (depreciation)	169,985,225	169,798,760

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	231,317,359	248,739,475

Distributions to shareholders:
Class IA	(5,134,545)	(7,954,612)
Class IB	(48,064,551)	(70,403,314)
Class K	(3,770,918)	(4,936,448)

Total distributions to shareholders	(56,970,014)	(83,294,374)

Tax return of capital:
Class IA	—	(81,513)
Class IB	—	(721,691)
Class K	—	(59,904)

Total	—	(863,108)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 841,376 and 1,688,386 shares, respectively ]	8,113,942	18,227,611
Capital shares issued in reinvestment of dividends and distributions [ 421,108 and 745,808 shares, respectively ]	5,134,545	8,036,125
Capital shares repurchased [ (1,733,883) and (2,925,498) shares, respectively ]	(17,028,729)	(31,541,675)

Total Class IA transactions	(3,780,242)	(5,277,939)

Class IB
Capital shares sold [ 7,098,447 and 5,496,570 shares, respectively ]	67,061,753	59,403,636
Capital shares issued in reinvestment of dividends and distributions [ 3,938,388 and 6,595,173 shares, respectively ]	48,064,551	71,125,005
Capital shares repurchased [ (10,936,901) and (9,201,385) shares, respectively ]	(111,413,497)	(99,917,521)

Total Class IB transactions	3,712,807	30,611,120

Class K
Capital shares sold [ 1,785,506 and 1,086,334 shares, respectively ]	15,901,927	11,861,699
Capital shares issued in reinvestment of dividends and distributions [ 309,357 and 464,087 shares, respectively ]	3,770,918	4,996,352
Capital shares repurchased [ (1,397,072) and (946,586) shares, respectively ]	(13,778,189)	(10,222,681)

Total Class K transactions	5,894,656	6,635,370

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	5,827,221	31,968,551

TOTAL INCREASE (DECREASE) IN NET ASSETS	180,174,566	196,550,544
NET ASSETS:
Beginning of year	1,199,962,210	1,003,411,666

End of year	$1,380,136,776	$1,199,962,210

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.97	$9.43	$11.86	$11.36	$10.10

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.10	0.10	0.11	0.10
Net realized and unrealized gain (loss)	2.10	2.26	(1.38)	1.46	1.98

Total from investment operations	2.15	2.36	(1.28)	1.57	2.08

Less distributions:
Dividends from net investment income	(0.11)	(0.11)	(0.11)	(0.12)	(0.11)
Distributions from net realized gains	(0.43)	(0.70)	(1.04)	(0.95)	(0.71)
Return of capital	—	(0.01)	—	—	—

Total dividends and distributions	(0.54)	(0.82)	(1.15)	(1.07)	(0.82)

Net asset value, end of year	$12.58	$10.97	$9.43	$11.86	$11.36

Total return	19.74%	25.25%	(11.34)%	13.96%	20.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$124,684	$113,909	$102,582	$114,942	$109,797
Ratio of expenses to average net assets (f)	0.64%	0.63%	0.64%	0.63%	0.63%
Ratio of net investment income (loss) to average net assets (f)	0.51%	0.92%	0.84%	0.90%	0.99%
Portfolio turnover rate^	17%	14%	15%	18%	15%

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.98	$9.44	$11.87	$11.36	$10.11

Income (loss) from investment operations:
Net investment income (loss) (e)	0.05	0.10	0.10	0.11	0.10
Net realized and unrealized gain (loss)	2.10	2.26	(1.38)	1.47	1.97

Total from investment operations	2.15	2.36	(1.28)	1.58	2.07

Less distributions:
Dividends from net investment income	(0.11)	(0.11)	(0.11)	(0.12)	(0.11)
Distributions from net realized gains	(0.43)	(0.70)	(1.04)	(0.95)	(0.71)
Return of capital	—	(0.01)	—	—	—

Total dividends and distributions	(0.54)	(0.82)	(1.15)	(1.07)	(0.82)

Net asset value, end of year	$12.59	$10.98	$9.44	$11.87	$11.36

Total return	19.73%	25.22%	(11.33)%	14.05%	20.51%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,166,992	$1,016,600	$846,806	$1,013,833	$934,933
Ratio of expenses to average net assets (f)	0.64%	0.63%	0.64%	0.63%	0.63%
Ratio of net investment income (loss) to average net assets (f)	0.51%	0.92%	0.84%	0.90%	0.97%
Portfolio turnover rate^	17%	14%	15%	18%	15%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$10.96	$9.43	$11.85	$11.35	$10.10

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08	0.13	0.13	0.14	0.13
Net realized and unrealized gain (loss)	2.10	2.25	(1.37)	1.46	1.97

Total from investment operations	2.18	2.38	(1.24)	1.60	2.10

Less distributions:
Dividends from net investment income	(0.13)	(0.14)	(0.14)	(0.15)	(0.14)
Distributions from net realized gains	(0.43)	(0.70)	(1.04)	(0.95)	(0.71)
Return of capital	—	(0.01)	—	—	—

Total dividends and distributions	(0.56)	(0.85)	(1.18)	(1.10)	(0.85)

Net asset value, end of year	$12.58	$10.96	$9.43	$11.85	$11.35

Total return	20.08%	25.44%	(11.01)%	14.24%	20.83%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$88,460	$69,453	$54,023	$60,084	$49,944
Ratio of expenses to average net assets (f)	0.39%	0.38%	0.39%	0.38%	0.38%
Ratio of net investment income (loss) to average net assets (f)	0.76%	1.18%	1.09%	1.15%	1.22%
Portfolio turnover rate^	17%	14%	15%	18%	15%
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1463

EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	T. Rowe Price Associates, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	36.54%	18.94%	16.48%
Portfolio – Class IB Shares	36.57	18.94	16.45
Portfolio – Class K Shares*	36.88	19.24	18.68
Russell 1000® Growth Index	38.49	21.00	17.21

* Date of inception 12/1/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 36.57% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell 1000® Growth Index, which returned 38.49% over the same period.

Portfolio Highlights

What helped performance during the year:

•	The biggest contributor during the period was the communication services sector, where strong security selection was responsible for positive relative returns.

•	A favorable underweight position in consumer staples boosted relative performance.

What hurt performance during the year:

•

The information technology sector detracted from relative value during the period, due to weak stock selection. An underweight position in Apple, Inc. weighed on relative performance within the sector.

•

Stock choices in the consumer discretionary sector also hampered relative results. Alibaba Group Holding Ltd. contributed negatively to the sector. However, a favorable overweight position partially offset the negative impact.

•	Detrimental stock selection in the industrials and business services sector was mainly responsible for weak relative returns.

Portfolio Positioning and Outlook — T. Rowe Price Associates, Inc.

At period end, we were overweight to communication services, as we continue to find attractive opportunities in companies with innovative business models that can take advantage of transformational change. We were also overweight in consumer discretionary names and are constructive on stock-specific opportunities within the sector. Consumer confidence has been bolstered by an improving labor market, rising wages, and optimism for favorable policies out of Washington. Conversely, we were underweight in consumer staples companies given what we believe are the sector’s relatively low long-term growth prospects.

Rapid progress with a first wave of new vaccines based on messenger RNA (mRNA) technology is clearly the most positive sign for the year ahead. As the pandemic hopefully recedes and economies reopen, a broader economic recovery is likely to benefit many of the sectors that were most damaged by the virus, such as travel and leisure. While a rapid economic recovery could also bring an accelerated earnings recovery, this might not translate into strong equity returns, with much of the recovery already priced into the markets. Investors seeking value opportunities will need to be careful about stock selection — seeking out companies that appear well positioned to emerge from the pandemic with lasting competitive advantages, while avoiding firms that face longer-term secular challenges.

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EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2020	% of Net Assets
Information Technology	39.1%
Consumer Discretionary	22.6
Communication Services	18.5
Health Care	10.2
Industrials	6.7
Financials	1.8
Materials	0.4
Repurchase Agreements	0.1
Cash and Other	0.6

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,250.20	$5.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.08
Class IB
Actual	1,000.00	1,250.40	5.66
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.11	5.08
Class K
Actual	1,000.00	1,251.70	4.25
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.37	3.81

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.00%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1465

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EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (18.5%)
Entertainment (4.9%)
Activision Blizzard, Inc.	40,091	$3,722,449
Netflix, Inc.*	93,991	50,823,754
Sea Ltd. (ADR)*	191,668	38,151,515
Spotify Technology SA*	58,270	18,335,238

		111,032,956

Interactive Media & Services (13.6%)
Alphabet, Inc., Class A*	37,096	65,015,934
Alphabet, Inc., Class C*	31,588	55,338,386
Facebook, Inc., Class A*	405,631	110,802,164
IAC/InterActiveCorp*	1,741	329,658
Match Group, Inc.*	126,660	19,149,725
Snap, Inc., Class A*	765,230	38,315,066
Tencent Holdings Ltd.	262,700	19,111,739

		308,062,672

Total Communication Services		419,095,628

Consumer Discretionary (22.6%)
Auto Components (0.5%)
Aptiv plc	86,643	11,288,716

Automobiles (1.9%)
Ferrari NV	87,290	20,034,801
Tesla, Inc.*	32,167	22,699,287

		42,734,088

Hotels, Restaurants & Leisure (2.5%)
Airbnb, Inc., Class A*	9,993	1,466,972
Chipotle Mexican Grill, Inc.*	11,719	16,250,854
DraftKings, Inc., Class A*	161,503	7,519,580
Las Vegas Sands Corp.	178,419	10,633,772
Wynn Resorts Ltd.	179,850	20,292,476

		56,163,654

Internet & Direct Marketing Retail (14.2%)
Alibaba Group Holding Ltd. (ADR)*	254,490	59,227,458
Amazon.com, Inc.*	72,943	237,570,245
Booking Holdings, Inc.*	5,579	12,425,939
DoorDash, Inc., Class A (x)*	8,088	1,154,562
Farfetch Ltd., Class A*	148,215	9,457,599
JD Health International, Inc. (m)*	33,600	650,117

		320,485,920

Specialty Retail (1.8%)
Carvana Co.*	60,233	14,428,213
Ross Stores, Inc.	219,952	27,012,305

		41,440,518

Textiles, Apparel & Luxury Goods (1.7%)
Lululemon Athletica, Inc.*	50,749	17,662,175
NIKE, Inc., Class B	155,560	22,007,073

		39,669,248

Total Consumer Discretionary		511,782,144

Financials (1.8%)
Capital Markets (1.4%)
MSCI, Inc.	12,712	5,676,289
S&P Global, Inc.	36,885	12,125,206
Tradeweb Markets, Inc., Class A	68,748	4,293,313
XP, Inc., Class A*	223,417	8,862,952

		30,957,760

Insurance (0.4%)
Chubb Ltd.	62,916	9,684,031

Total Financials		40,641,791

Health Care (10.2%)
Biotechnology (1.4%)
Argenx SE (ADR)*	8,355	2,457,122
Incyte Corp.*	95,854	8,337,381
Vertex Pharmaceuticals, Inc.*	88,569	20,932,398

		31,726,901

Health Care Equipment & Supplies (3.0%)
Align Technology, Inc.*	8,523	4,554,521
Intuitive Surgical, Inc.*	39,260	32,118,606
Stryker Corp.	126,211	30,926,743

		67,599,870

Health Care Providers & Services (5.5%)
Anthem, Inc.	51,446	16,518,796
Centene Corp.*	212,936	12,782,548
Cigna Corp.	121,433	25,279,922
HCA Healthcare, Inc.	103,649	17,046,115
Humana, Inc.	22,946	9,414,055
UnitedHealth Group, Inc.	126,887	44,496,733

		125,538,169

Life Sciences Tools & Services (0.3%)
Avantor, Inc.*	207,519	5,841,660

Total Health Care		230,706,600

Industrials (6.7%)
Aerospace & Defense (0.7%)
Teledyne Technologies, Inc.*	38,123	14,943,454

Air Freight & Logistics (0.9%)
FedEx Corp.	80,575	20,918,881

Commercial Services & Supplies (0.7%)
Cintas Corp.	47,542	16,804,195

Industrial Conglomerates (1.1%)
Roper Technologies, Inc.	59,143	25,495,956

Machinery (1.7%)
Cummins, Inc.	48,928	11,111,549
Fortive Corp.	190,167	13,467,627
Parker-Hannifin Corp.	52,312	14,250,312

		38,829,488

Professional Services (0.9%)
Equifax, Inc.	16,879	3,254,946
TransUnion	167,771	16,646,239

		19,901,185

See Notes to Financial Statements.

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EQ/T. ROWE PRICE GROWTH STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Road & Rail (0.7%)
Norfolk Southern Corp.	30,301	$7,199,821
Union Pacific Corp.	35,598	7,412,215

		14,612,036

Total Industrials		151,505,195

Information Technology (39.1%)
IT Services (11.5%)
Black Knight, Inc.*	69,102	6,105,162
Fidelity National Information Services, Inc.	171,328	24,236,059
Fiserv, Inc.*	242,088	27,564,140
Global Payments, Inc.	120,993	26,064,312
Mastercard, Inc., Class A	156,225	55,762,951
PayPal Holdings, Inc.*	149,894	35,105,175
Shopify, Inc., Class A*	8,683	9,828,722
Snowflake, Inc., Class A (x)*	7,221	2,031,989
StoneCo Ltd., Class A*	101,884	8,550,105
Visa, Inc., Class A	271,924	59,477,936
Wix.com Ltd.*	16,479	4,119,091

		258,845,642

Semiconductors & Semiconductor Equipment (4.6%)
Advanced Micro Devices, Inc.*	293,700	26,935,227
ASML Holding NV (Registered) (NYRS)	60,553	29,532,909
Marvell Technology Group Ltd.	285,208	13,558,788
NVIDIA Corp.	38,918	20,322,980
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	132,339	14,430,245

		104,780,149

Software (17.2%)
Adobe, Inc.*	26,200	13,103,144
Avalara, Inc.*	56,296	9,282,648
Coupa Software, Inc.*	11,192	3,793,081
Crowdstrike Holdings, Inc., Class A*	41,621	8,816,160
Datadog, Inc., Class A*	129,800	12,777,512
Intuit, Inc.	92,349	35,078,768
Microsoft Corp.	810,531	180,278,305
Paycom Software, Inc.*	28,291	12,794,605
salesforce.com, Inc.*	187,448	41,712,803
ServiceNow, Inc.*	51,473	28,332,283
Slack Technologies, Inc., Class A*	325,042	13,729,774
Splunk, Inc.*	131,178	22,285,830
Workday, Inc., Class A*	31,144	7,462,414

		389,447,327

Technology Hardware, Storage & Peripherals (5.8%)
Apple, Inc.	979,920	130,025,585

Total Information Technology		883,098,703

Materials (0.4%)
Chemicals (0.4%)
Linde plc	32,463	8,554,325

Total Materials		8,554,325

Total Common Stocks (99.3%) (Cost $933,667,645)		2,245,384,386

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (0.1%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $300,004, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $306,001. (xx)	$300,000	300,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $1,000,022, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $1,020,004. (xx)	1,000,000	1,000,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $300,011, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $333,346. (xx)	300,000	300,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $1,237,285, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $1,262,023. (xx)	1,237,278	1,237,278
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $200,005, collateralized by various Common Stocks; total market value $222,225. (xx)	200,000	200,000

Total Repurchase Agreements		3,037,278

Total Short-Term Investments (0.1%) (Cost $3,037,278)		3,037,278

Total Investments in Securities (99.4%) (Cost $936,704,923)		2,248,421,664
Other Assets Less Liabilities (0.6%)		13,532,928

Net Assets (100%)		$2,261,954,592

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $650,117 or 0.0% of net assets.

(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $2,867,614. This was collateralized by cash of $3,037,278 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$399,983,889	$19,111,739	$—	$419,095,628
Consumer Discretionary	511,132,027	650,117	—	511,782,144
Financials	40,641,791	—	—	40,641,791
Health Care	230,706,600	—	—	230,706,600
Industrials	151,505,195	—	—	151,505,195
Information Technology	883,098,703	—	—	883,098,703
Materials	8,554,325	—	—	8,554,325
Short-Term Investments
Repurchase Agreements	—	3,037,278	—	3,037,278

Total Assets	$2,225,622,530	$22,799,134	$—	$2,248,421,664

Total Liabilities	$—	$—	$—	$—

Total	$2,225,622,530	$22,799,134	$—	$2,248,421,664

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$711,195,092
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$798,642,328

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,315,863,700
Aggregate gross unrealized depreciation	(4,549,688)

Net unrealized appreciation	$1,311,314,012

Federal income tax cost of investments in securities and derivative instruments, if applicable	$937,107,652

For the year ended December 31, 2020, the Portfolio incurred approximately $1,217 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $933,667,645)	$2,245,384,386
Repurchase Agreements (Cost $3,037,278)	3,037,278
Cash	27,581,333
Receivable for securities sold	1,509,762
Receivable for Portfolio shares sold	481,046
Dividends, interest and other receivables	208,144
Securities lending income receivable	3,308
Other assets	8,002

Total assets	2,278,213,259

LIABILITIES
Payable for securities purchased	10,540,721
Payable for return of collateral on securities loaned	3,037,278
Investment management fees payable	1,195,785
Payable for Portfolio shares redeemed	812,484
Distribution fees payable – Class IB	357,849
Administrative fees payable	178,077
Distribution fees payable – Class IA	59,772
Accrued expenses	76,701

Total liabilities	16,258,667

NET ASSETS	$2,261,954,592

Net assets were comprised of:
Paid in capital	$922,776,167
Total distributable earnings (loss)	1,339,178,425

Net assets	$2,261,954,592

Class IA
Net asset value, offering and redemption price per share, $286,784,190 / 3,943,443 shares outstanding (unlimited amount authorized: $0.01 par value)	$72.72

Class IB
Net asset value, offering and redemption price per share, $1,717,802,362 / 23,945,627 shares outstanding (unlimited amount authorized: $0.01 par value)	$71.74

Class K
Net asset value, offering and redemption price per share, $257,368,040 / 3,447,115 shares outstanding (unlimited amount authorized: $0.01 par value)	$74.66

(x)	Includes value of securities on loan of $2,867,614.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $86,603 foreign withholding tax)	$8,733,703
Income from non-cash dividends	1,207,799
Interest	46,320
Securities lending (net)	304,010

Total income	10,291,832

EXPENSES
Investment management fees	13,453,810
Distribution fees – Class IB	3,519,012
Administrative fees	1,793,237
Distribution fees – Class IA	612,029
Printing and mailing expenses	146,593
Professional fees	110,314
Custodian fees	87,000
Trustees’ fees	59,374
Miscellaneous	39,937

Gross expenses	19,821,306
Less: Waiver from investment manager	(1,558,114)

Net expenses	18,263,192

NET INVESTMENT INCOME (LOSS)	(7,971,360)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	84,781,813
Foreign currency transactions	(6,341)

Net realized gain (loss)	84,775,472

Change in unrealized appreciation (depreciation) on:
Investments in securities	540,008,252
Foreign currency translations	20

Net change in unrealized appreciation (depreciation)	540,008,272

NET REALIZED AND UNREALIZED GAIN (LOSS)	624,783,744

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$616,812,384

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(7,971,360)	$(2,645,505)
Net realized gain (loss)	84,775,472	48,954,250
Net change in unrealized appreciation (depreciation)	540,008,272	361,218,335

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	616,812,384	407,527,080

Distributions to shareholders:
Class IA	(7,921,946)	(5,066,997)
Class IB	(47,755,651)	(28,408,719)
Class K	(6,974,874)	(4,881,137)

Total distributions to shareholders	(62,652,471)	(38,356,853)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 356,055 and 642,186 shares, respectively ]	21,245,985	31,631,746
Capital shares issued in reinvestment of distributions [ 113,583 and 95,067 shares, respectively ]	7,921,946	5,066,997
Capital shares repurchased [ (670,691) and (450,498) shares, respectively ]	(40,968,313)	(22,964,955)

Total Class IA transactions	(11,800,382)	13,733,788

Class IB
Capital shares sold [ 2,136,723 and 2,035,723 shares, respectively ]	125,371,403	101,316,753
Capital shares issued in reinvestment of distributions [ 693,872 and 540,098 shares, respectively ]	47,755,651	28,408,719
Capital shares repurchased [ (2,247,384) and (1,510,615) shares, respectively ]	(133,146,835)	(75,289,951)

Total Class IB transactions	39,980,219	54,435,521

Class K
Capital shares sold [ 833,807 and 124,743 shares, respectively ]	50,886,875	6,392,790
Capital shares issued in reinvestment of dividends and distributions [ 97,445 and 89,529 shares, respectively ]	6,974,874	4,881,137
Capital shares repurchased [ (1,448,024) and (793,907) shares, respectively ]	(91,894,499)	(40,502,404)

Total Class K transactions	(34,032,750)	(29,228,477)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(5,852,913)	38,940,832

TOTAL INCREASE (DECREASE) IN NET ASSETS	548,307,000	408,111,059
NET ASSETS:
Beginning of year	1,713,647,592	1,305,536,533

End of year	$2,261,954,592	$1,713,647,592

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018		2017	2016
Net asset value, beginning of year	$54.83	$42.80	$47.14		$38.42	$38.58

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.27)	(0.10)	(0.01	)##	(0.03)	(0.07)
Net realized and unrealized gain (loss)	20.21	13.37	(0.47)		12.82	0.59

Total from investment operations	19.94	13.27	(0.48)		12.79	0.52

Less distributions:
Distributions from net realized gains	(2.05)	(1.24)	(3.86)		(4.07)	(0.68)

Net asset value, end of year	$72.72	$54.83	$42.80		$47.14	$38.42

Total return	36.54%	31.11%	(1.61)%		33.35%	1.35%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$286,784	$227,232	$165,111		$167,855	$112,254
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.00%	1.00%	1.00%		1.03%	1.08%
Before waivers and reimbursements (f)	1.08%	1.10%	1.11%		1.12%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.45)%	(0.20)%	(0.02	)%(aa)	(0.06)%	(0.18)%
Before waivers and reimbursements (f)	(0.53)%	(0.30)%	(0.12	)%(aa)	(0.15)%	(0.23)%
Portfolio turnover rate^	38%	30%	45%		56%	44%

	Year Ended December 31,
Class IB	2020	2019	2018		2017	2016
Net asset value, beginning of year	$54.10	$42.25	$46.58		$38.00	$38.17

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.27)	(0.10)	(0.01	)##	(0.03)	(0.07)
Net realized and unrealized gain (loss)	19.96	13.19	(0.46)		12.68	0.58

Total from investment operations	19.69	13.09	(0.47)		12.65	0.51

Less distributions:
Distributions from net realized gains	(2.05)	(1.24)	(3.86)		(4.07)	(0.68)

Net asset value, end of year	$71.74	$54.10	$42.25		$46.58	$38.00

Total return	36.57%	31.09%	(1.60)%		33.35%	1.34%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,717,802	$1,264,017	$942,026		$917,062	$661,719
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.00%	1.00%	1.00%		1.03%	1.08%
Before waivers and reimbursements (f)	1.08%	1.10%	1.11%		1.12%	1.13%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.45)%	(0.20)%	(0.01	)%(aa)	(0.06)%	(0.18)%
Before waivers and reimbursements (f)	(0.54)%	(0.30)%	(0.12	)%(aa)	(0.15)%	(0.23)%
Portfolio turnover rate^	38%	30%	45%		56%	44%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018		2017	2016
Net asset value, beginning of year	$56.11	$43.67	$47.95		$38.93	$38.99

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.12)	0.02	0.11	##	0.08	0.03
Net realized and unrealized gain (loss)	20.72	13.66	(0.48)		13.01	0.59

Total from investment operations	20.60	13.68	(0.37)		13.09	0.62

Less distributions:
Dividends from net investment income	— #	—	(0.05)		—	—
Distributions from net realized gains	(2.05)	(1.24)	(3.86)		(4.07)	(0.68)

Total dividends and distributions	(2.05)	(1.24)	(3.91)		(4.07)	(0.68)

Net asset value, end of year	$74.66	$56.11	$43.67		$47.95	$38.93

Total return	36.88%	31.43%	(1.36)%		33.69%	1.59%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$257,368	$222,399	$198,399		$249,133	$220,473
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.75%	0.75%	0.75%		0.78%	0.83%
Before waivers and reimbursements (f)	0.83%	0.85%	0.86%		0.87%	0.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.20)%	0.04%	0.21	%(aa)	0.18%	0.09%
Before waivers and reimbursements (f)	(0.28)%	(0.06)%	0.11	%(aa)	0.10%	0.04%
Portfolio turnover rate^	38%	30%	45%		56%	44%
#	Per share amount is less than $0.005.
##	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.06), $(0.05) and $0.06 for Class IA, Class IB and Class K, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.11% lower.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	T. Rowe Price Associates, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	26.91%	18.87%
Russell 3000® Health Care Index	19.34	15.19
S&P 500® Index	18.40	17.13

* Date of inception 10/22/18. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 26.91% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the Russell 3000® Health Care Index and the S&P 500® Index, which returned 19.34% and 18.40%, respectively.

Portfolio Highlights

What helped performance during the year:

•	Overall, stock selection drove relative outperformance.

•

Life sciences was the leading relative outperformer, driven by stock selection and an overweight allocation. Quidel Corp., a manufacturer of diagnostics health care products and rapid diagnostic testing solutions, has benefited from increased demand for its products during the global health crisis. Shares spiked in the second quarter after the company received emergency use authorization from the U.S. Food and Drug Administration to use and market its rapid point-of-care coronavirus antigen diagnostics test, which detects current infection.

•

Products and devices outperformed on stock selection. An average underweight position in Boston Scientific Corp. over the period helped relative results as the stock posted a double-digit decline for the year.

What hurt performance during the year:

•	Overall, sector allocation had a negative impact on performance.

•

Biotechnology was the leading detractor due to weak stock selection and a slight underweight position. Shares of cancer specialist Immunomedics, Inc., which is focused on the development of antibody-drug conjugates, surged in September after Gilead Sciences, Inc. announced plans to acquire the company. While we generated strong absolute gains, our underweight exposure to the stock weighed on relative results.

•

Pharmaceuticals also detracted from relative performance, driven by weak stock selection and a negative overweight position. Within the sector, relative underperformance was driven by Amarin Corp. plc.

Portfolio Positioning and Outlook — T. Rowe Price Associates, Inc.

Over the intermediate term, recent developments on coronavirus vaccines and treatments give us hope that we are closer to the beginning of the end of the ongoing health crisis. While unlikely to be eliminated completely, we think strong initial vaccine data, in combination with widespread testing, treatments, and better medical care, should make COVID-19 (the disease caused by the coronavirus) more manageable going forward. The biopharma industry has leveraged a diverse slate of technologies and platforms to develop the many potential vaccine and therapeutic candidates (compressing into mere months a process that, in the past, could have taken a decade), which is a testament to the scientific advances of the past 20 years. We believe the industry’s rapid response in battling the coronavirus illustrates the innovation in the health care sector more broadly, in which technology-driven pharmacological solutions are being deployed to improve patient outcomes and potentially help lower medical costs.

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We think the overall foundations of health care remain strong and, in our view, the pandemic is likely to lead investors to put an even greater premium on innovation and novel drug platforms. Should this play out as we expect, it will create more dispersion between winners and losers in the sector, with beneficiaries being first or best-in-class treatments that address large unmet medical needs and demonstrate meaningful improvements above standard-of-care. Services that improve access to and affordability of health care will also give direction to the sector moving forward.

Sector Weightings as of December 31, 2020	% of Net Assets
Health Care	99.2%
Repurchase Agreements	1.2
Investment Company	0.9
Financials	0.3
Information Technology	0.0
Cash and Other	(1.6)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,189.70	$6.61
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.10	6.09

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.20%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Financials (0.3%)
Capital Markets (0.3%)
BCLS Acquisition Corp., Class A*	8,220	$90,626
CM Life Sciences, Inc.*	9,997	115,965
Eucrates Biomedical Acquisition Corp. (x)*	8,136	84,289
Health Sciences Acquisitions Corp. 2 (x)*	9,046	115,879
Helix Acquisition Corp., Class A (x)*	8,368	90,626
Therapeutics Acquisition Corp., Class A*	9,816	136,933

Total Financials		634,318

Health Care (99.2%)
Biotechnology (36.8%)
4D Molecular Therapeutics, Inc.*	5,641	233,819
AbbVie, Inc.	36,190	3,877,759
Abcam plc	18,441	390,880
ACADIA Pharmaceuticals, Inc.*	26,316	1,406,853
Acceleron Pharma, Inc.*	19,385	2,480,117
ADC Therapeutics SA (x)*	9,203	294,588
Adverum Biotechnologies, Inc.*	8,552	92,704
Agios Pharmaceuticals, Inc.*	7,360	318,909
Akero Therapeutics, Inc.*	3,435	88,623
Akouos, Inc. (x)*	5,740	113,824
Alector, Inc.*	11,116	168,185
Alexion Pharmaceuticals, Inc.*	4,545	710,111
Alkermes plc*	2,198	43,850
Allogene Therapeutics, Inc.*	14,146	357,045
Alnylam Pharmaceuticals, Inc.*	12,791	1,662,446
Amarin Corp. plc (ADR) (x)*	19,624	95,961
Amgen, Inc.	11,923	2,741,336
Annexon, Inc. (x)*	6,390	159,942
Apellis Pharmaceuticals, Inc.*	12,501	715,057
Arcturus Therapeutics Holdings, Inc.*	6,963	302,055
Ardelyx, Inc.*	17,423	112,727
Argenx SE (ADR)*	9,773	2,874,142
Ascendis Pharma A/S (ADR)*	11,969	1,996,190
Avidity Biosciences, Inc.*	3,223	82,251
BeiGene Ltd. (ADR)*	5,124	1,323,990
BioAtla, Inc.*	4,208	143,114
Biogen, Inc.*	8,415	2,060,497
BioMarin Pharmaceutical, Inc.*	6,472	567,530
BioNTech SE (ADR)*	14,859	1,211,306
Bluebird Bio, Inc.*	4,290	185,628
Blueprint Medicines Corp.*	7,845	879,817
Burning Rock Biotech Ltd. (ADR) (x)*	8,454	195,287
C4 Therapeutics, Inc. (x)*	11,272	373,441
Cardiff Oncology, Inc. (x)*	5,846	105,170
Celldex Therapeutics, Inc.*	3,000	52,560
Cerevel Therapeutics Holdings, Inc. (x)*	11,835	196,224
Certara, Inc.*	7,456	251,416
Constellation Pharmaceuticals, Inc.*	3,400	97,920
CRISPR Therapeutics AG*	5,324	815,158
CureVac NV (x)*	5,157	418,078
Deciphera Pharmaceuticals, Inc.*	4,238	241,863
Denali Therapeutics, Inc.*	22,494	1,884,097
Dicerna Pharmaceuticals, Inc.*	10,108	222,679
Dyne Therapeutics, Inc.*	5,218	109,578
Enanta Pharmaceuticals, Inc.*	4,253	179,051
Epizyme, Inc.*	9,515	103,333
Exact Sciences Corp.*	17,435	2,309,963
Exelixis, Inc.*	67,833	1,361,408
Fate Therapeutics, Inc.*	15,042	1,367,769
FibroGen, Inc.*	16,130	598,262
Five Prime Therapeutics, Inc. (x)*	8,529	145,078
G1 Therapeutics, Inc.*	3,588	64,548
Generation Bio Co.*	14,804	419,693
Genmab A/S*	1,692	684,032
Global Blood Therapeutics, Inc.*	7,132	308,887
Homology Medicines, Inc.*	4,156	46,921
Ideaya Biosciences, Inc.*	4,200	58,800
IGM Biosciences, Inc. (x)*	3,338	294,712
Immunic, Inc. (x)*	4,455	68,117
Immunovant, Inc.*	2,837	131,041
Incyte Corp.*	33,697	2,930,965
Insmed, Inc.*	23,504	782,448
Intellia Therapeutics, Inc.*	6,769	368,234
Invitae Corp. (x)*	9,400	393,014
Ionis Pharmaceuticals, Inc.*	22,053	1,246,877
Iovance Biotherapeutics, Inc.*	32,537	1,509,717
IVERIC bio, Inc.*	23,973	165,653
Karuna Therapeutics, Inc.*	5,995	609,032
Karyopharm Therapeutics, Inc. (x)*	5,629	87,137
Kinnate Biopharma, Inc.*	6,804	270,663
Kodiak Sciences, Inc.*	14,889	2,187,343
Kronos Bio, Inc.*	5,114	152,755
Kymera Therapeutics, Inc. (x)*	4,265	264,430
Legend Biotech Corp. (ADR)*	2,352	66,232
Madrigal Pharmaceuticals, Inc. (x)*	1,000	111,170
MeiraGTx Holdings plc*	6,898	104,436
Mersana Therapeutics, Inc.*	15,540	413,519
Mirati Therapeutics, Inc.*	6,607	1,451,162
Moderna, Inc.*	12,389	1,294,279
MorphoSys AG*	2,176	249,403
Neurocrine Biosciences, Inc.*	13,844	1,326,947
Nkarta, Inc. (x)*	3,537	217,419
Novavax, Inc.*	3,400	379,134
Nurix Therapeutics, Inc. (x)*	7,459	245,252
Prelude Therapeutics, Inc. (x)*	4,243	303,587
Protagonist Therapeutics, Inc.*	10,185	205,330
Protara Therapeutics, Inc.*	4,749	114,973
PTC Therapeutics, Inc.*	6,442	393,155
Radius Health, Inc.*	4,540	81,084
RAPT Therapeutics, Inc. (x)*	8,766	173,129
Regeneron Pharmaceuticals, Inc.*	6,451	3,116,543
REGENXBIO, Inc.*	4,461	202,351
Relay Therapeutics, Inc. (x)*	3,630	150,863
Replimune Group, Inc.*	11,601	442,578
Rocket Pharmaceuticals, Inc.*	14,963	820,571
Sage Therapeutics, Inc.*	10,113	874,876
Sarepta Therapeutics, Inc.*	6,498	1,107,844
Scholar Rock Holding Corp.*	9,066	439,973
Seagen, Inc.*	15,588	2,730,082
Seres Therapeutics, Inc.*	7,748	189,826
SpringWorks Therapeutics, Inc.*	3,526	255,706

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Stoke Therapeutics, Inc.*	5,584	$345,817
Syndax Pharmaceuticals, Inc.*	1,700	37,808
TG Therapeutics, Inc.*	3,207	166,828
Translate Bio, Inc.*	12,064	222,340
Turning Point Therapeutics, Inc.*	6,191	754,373
Twist Bioscience Corp.*	5,984	845,479
Ultragenyx Pharmaceutical, Inc.*	17,936	2,482,881
uniQure NV*	6,900	249,297
United Therapeutics Corp.*	1,800	273,222
Vaxart, Inc. (x)*	15,139	86,444
Vertex Pharmaceuticals, Inc.*	24,469	5,783,004
Xencor, Inc.*	13,573	592,190
Zai Lab Ltd. (ADR)*	3,954	535,134
Zentalis Pharmaceuticals, Inc.*	3,536	183,660
Zymeworks, Inc.*	5,320	251,423

		82,035,934

Health Care Equipment & Supplies (21.8%)
Alcon, Inc.*	8,731	580,291
Alphatec Holdings, Inc.*	12,499	181,485
AtriCure, Inc.*	6,736	374,993
Becton Dickinson and Co.	16,732	4,186,681
Cooper Cos., Inc. (The)	2,897	1,052,538
Danaher Corp.	26,929	5,982,008
DexCom, Inc.*	4,743	1,753,582
DiaSorin SpA	3,043	632,344
Envista Holdings Corp.*	36,876	1,243,827
GenMark Diagnostics, Inc.*	18,685	272,801
Hologic, Inc.*	37,658	2,742,632
ICU Medical, Inc.*	2,292	491,611
Inari Medical, Inc.*	2,289	199,807
Insulet Corp.*	4,763	1,217,566
Intuitive Surgical, Inc.*	10,106	8,267,719
iRhythm Technologies, Inc.*	4,699	1,114,650
Lantheus Holdings, Inc.*	17,861	240,945
Nevro Corp.*	7,298	1,263,284
Novocure Ltd.*	5,320	920,573
Outset Medical, Inc.*	12,447	707,487
Penumbra, Inc.*	7,479	1,308,825
Pulmonx Corp. (x)*	2,366	163,301
Quidel Corp.*	7,110	1,277,311
Sartorius AG (Preference) (q)	2,939	1,233,672
Shockwave Medical, Inc.*	5,240	543,493
Stryker Corp.	22,377	5,483,260
Tandem Diabetes Care, Inc.*	6,365	609,003
Teleflex, Inc.	4,224	1,738,472
West Pharmaceutical Services, Inc.	7,245	2,052,581
Zimmer Biomet Holdings, Inc.	4,100	631,769

		48,468,511

Health Care Providers & Services (16.1%)
Amedisys, Inc.*	2,761	809,884
Anthem, Inc.	10,921	3,506,624
Centene Corp.*	59,797	3,589,614
Cigna Corp.	19,352	4,028,699
Guardant Health, Inc.*	7,040	907,315
HCA Healthcare, Inc.	17,382	2,858,644
Humana, Inc.	10,284	4,219,217
Molina Healthcare, Inc.*	8,509	1,809,694
Oak Street Health, Inc. (x)*	4,060	248,310
Option Care Health, Inc.*	8,272	129,374
Pennant Group, Inc. (The)*	8,287	481,143
UnitedHealth Group, Inc.	37,655	13,204,855

		35,793,373

Health Care Technology (1.4%)
Accolade, Inc. (x)*	3,497	152,119
Multiplan Corp. (x)*	21,500	171,785
Phreesia, Inc.*	8,852	480,310
Schrodinger, Inc.*	3,394	268,737
Teladoc Health, Inc.*	2,976	595,081
Veeva Systems, Inc., Class A*	5,541	1,508,537

		3,176,569

Life Sciences Tools & Services (10.1%)
10X Genomics, Inc., Class A*	5,429	768,746
Adaptive Biotechnologies Corp.*	8,517	503,610
Agilent Technologies, Inc.	29,934	3,546,880
Avantor, Inc.*	47,739	1,343,853
Berkeley Lights, Inc. (x)*	3,526	315,260
Bio-Techne Corp.	1,700	539,835
Bruker Corp.	25,291	1,369,002
Codexis, Inc.*	7,387	161,258
Evotec SE*	14,912	551,618
Lonza Group AG (Registered)	1,016	652,774
Mettler-Toledo International, Inc.*	637	725,976
Pacific Biosciences of California, Inc. (x)*	37,528	973,476
PPD, Inc.*	10,807	369,816
PRA Health Sciences, Inc.*	5,500	689,920
Quanterix Corp.*	11,975	556,837
Repligen Corp.*	840	160,969
Seer, Inc. (x)*	3,576	200,757
Thermo Fisher Scientific, Inc.	18,093	8,427,358
Wuxi Biologics Cayman, Inc. (m)*	45,000	596,715

		22,454,660

Pharmaceuticals (13.0%)
Arvinas, Inc.*	7,911	671,881
Astellas Pharma, Inc.	36,700	566,557
AstraZeneca plc (ADR)	65,869	3,292,791
Atea Pharmaceuticals, Inc. (x)*	2,706	113,057
Athira Pharma, Inc. (x)*	7,663	262,458
Axsome Therapeutics, Inc.*	5,138	418,593
Cara Therapeutics, Inc.*	11,646	176,204
Catalent, Inc.*	10,004	1,041,116
Chugai Pharmaceutical Co. Ltd.	12,000	639,543
Daiichi Sankyo Co. Ltd.	39,100	1,338,613
Eisai Co. Ltd.	6,400	456,935
Elanco Animal Health, Inc.*	17,072	523,598
Eli Lilly and Co.	35,600	6,010,704
GW Pharmaceuticals plc (ADR) (x)*	2,800	323,148
Ipsen SA	3,311	274,647
Merck & Co., Inc.	77,920	6,373,856
Merck KGaA	7,420	1,272,223
Milestone Pharmaceuticals, Inc.*	3,068	20,556
Reata Pharmaceuticals, Inc., Class A*	2,827	349,474
Roche Holding AG	6,984	2,437,655
Royalty Pharma plc, Class A	25,453	1,273,923
Sanofi	11,035	1,060,947
WaVe Life Sciences Ltd.*	10,636	83,705

		28,982,184

Total Health Care		220,911,231

See Notes to Financial Statements.

1476

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Information Technology (0.0%)
Electronic Equipment, Instruments & Components (0.0%)
908 Devices, Inc.*	2,550	$145,222

Total Information Technology		145,222

Total Common Stocks (99.5%) (Cost $152,569,305)		221,690,771

	Number of Rights	Value (Note 1)
RIGHTS:
Health Care (0.0%)
Biotechnology (0.0%)
Progenics Pharmaceuticals, Inc., CVR (r)*	13,100	2,297

Pharmaceuticals (0.0%)
Bristol-Myers Squibb Co., CVR, expiring 3/31/21*	67,211	46,382

Total Rights (0.0%) (Cost $145,646)		48,679

	Number of Warrants	Value (Note 1)
WARRANTS:
Health Care (0.0%)
Biotechnology (0.0%)
Cerevel Therapeutics Holdings, Inc., expiring 7/6/27* (Cost $—)	2,511	14,187

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Company (0.9%)
BlackRock Liquidity FedFund, Institutional Shares (xx)	2,000,000	2,000,000

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.2%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $500,007, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $510,001. (xx)	$500,000	500,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $2,091,201, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $2,133,013. (xx)	2,091,189	2,091,189

Total Repurchase Agreements		2,591,189

Total Short-Term Investments (2.1%) (Cost $4,591,189)		4,591,189

Total Investments in Securities (101.6%) (Cost $157,306,140)		226,344,826
Other Assets Less Liabilities (-1.6%)		(3,611,919)

Net Assets (100%)		$222,732,907

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $596,715 or 0.3% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $5,267,713. This was collateralized by $994,910 of various U.S. Government Treasury Securities, ranging from 0.000%—6.000%, maturing 1/21/21—5/15/50 and by cash of $4,591,189 which was subsequently invested in an investment company and joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Financials	$634,318	$—	$—	$634,318
Health Care	207,292,382	13,618,849	—	220,911,231
Information Technology	145,222	—	—	145,222
Rights
Health Care	46,382	—	2,297	48,679
Short-Term Investments
Investment Company	2,000,000	—	—	2,000,000
Repurchase Agreements	—	2,591,189	—	2,591,189
Warrant
Health Care	14,187	—	—	14,187

Total Assets	$210,132,491	$16,210,038	$2,297	$226,344,826

Total Liabilities	$—	$—	$—	$—

Total	$210,132,491	$16,210,038	$2,297	$226,344,826

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$68,776,930
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$80,865,446

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$73,004,503
Aggregate gross unrealized depreciation	(4,732,115)

Net unrealized appreciation	$68,272,388

Federal income tax cost of investments in securities and derivative instruments, if applicable	$158,072,438

For the year ended December 31, 2020, the Portfolio incurred approximately $70 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $154,714,951)	$223,753,637
Repurchase Agreements (Cost $2,591,189)	2,591,189
Cash	976,582
Dividends, interest and other receivables	154,509
Receivable for Portfolio shares sold	92,656
Receivable for securities sold	77,400
Securities lending income receivable	34,789
Other assets	981

Total assets	227,681,743

LIABILITIES
Payable for return of collateral on securities loaned	4,591,189
Investment management fees payable	147,314
Payable for Portfolio shares redeemed	84,767
Distribution fees payable – Class IB	46,960
Administrative fees payable	17,738
Accrued expenses	60,868

Total liabilities	4,948,836

NET ASSETS	$222,732,907

Net assets were comprised of:
Paid in capital	$153,246,428
Total distributable earnings (loss)	69,486,479

Net assets	$222,732,907

Class IB
Net asset value, offering and redemption price per share, $222,732,907 / 3,401,976 shares outstanding (unlimited amount authorized: $0.01 par value)	$65.47

(x)	Includes value of securities on loan of $5,267,713.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $31,083 foreign withholding tax)	$1,384,722
Interest	4,706
Securities lending (net)	111,637

Total income	1,501,065

EXPENSES
Investment management fees	1,821,859
Distribution fees – Class IB	479,436
Administrative fees	182,715
Professional fees	61,793
Custodian fees	33,000
Printing and mailing expenses	32,224
Trustees’ fees	6,109
Miscellaneous	14,837

Gross expenses	2,631,973
Less: Waiver from investment manager	(329,284)

Net expenses	2,302,689

NET INVESTMENT INCOME (LOSS)	(801,624)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	9,033,598
Foreign currency transactions	605

Net realized gain (loss)	9,034,203

Change in unrealized appreciation (depreciation) on:
Investments in securities	39,006,692
Foreign currency translations	5,997

Net change in unrealized appreciation (depreciation)	39,012,689

NET REALIZED AND UNREALIZED GAIN (LOSS)	48,046,892

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$47,245,268

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(801,624)	$(691,589)
Net realized gain (loss)	9,034,203	(2,930,922)
Net change in unrealized appreciation (depreciation)	39,012,689	46,801,705

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	47,245,268	43,179,194

Distributions to shareholders:
Class IB	(4,177,001)	—

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [395,030 and 383,005 shares, respectively]	22,106,496	17,557,483
Capital shares issued in reinvestment of distributions [ 64,476 and 0 shares, respectively]	4,177,001	—
Capital shares repurchased [(596,758) and (700,583) shares, respectively]	(32,711,713)	(32,698,217)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(6,428,216)	(15,140,734)

TOTAL INCREASE (DECREASE) IN NET ASSETS	36,640,051	28,038,460
NET ASSETS:
Beginning of year	186,092,856	158,054,396

End of year	$222,732,907	$186,092,856

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 22, 2018* to December 31, 2018
Class IB	2020		2019
Net asset value, beginning of period	$52.58		$40.98		$45.62

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.23)		(0.18)		(0.04)
Net realized and unrealized gain (loss)	14.37		11.78		(4.60)

Total from investment operations	14.14		11.60		(4.64)

Less distributions:
Distributions from net realized gains	(1.25)		—		—

Net asset value, end of period	$65.47		$52.58		$40.98

Total return (b)	26.91%		28.31%		(10.17)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$222,733		$186,093		$158,054
Ratio of expenses to average net assets:
After waivers (a)(f)	1.20	%(j)	1.20	%(j)	1.20	%(j)
Before waivers (a)(f)	1.37%		1.39%		1.44%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	(0.42)%		(0.39)%		(0.43	)%(l)
Before waivers (a)(f)	(0.59)%		(0.58)%		(0.68	)%(l)
Portfolio turnover rate^	36%		40%		8	%(z)
*	Commencement of Operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

1481

EQ/WELLINGTON ENERGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISER

➢	Wellington Management Company LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	Since Incept.
Portfolio – Class IB Shares*	(37.39)%	(32.05)%
MSCI ACWI Energy (Net) Index†	(28.57)	(16.16)
50% S&P 500® Energy Index/50% S&P 500® Equal Weight Energy Index	(32.73)	(21.34)

* Date of inception 10/22/18.

†  In 2020, the MSCI ACWI Energy (Net) Index replaced the 50% S&P® 500 Energy Index/50% S&P 500® Energy Equal Weight Index as the Portfolio’s performance benchmark. The Adviser believes that the MSCI ACWI Energy (Net) Index provides a better performance comparison for investors.

    Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned (37.39)% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the MSCI ACWI Energy (Net) Index, which returned (28.57)% over the same period.

Portfolio Highlights

What helped performance during the year:

•	While security selection detracted overall, positive selection in equipment & services contributed.

•	Although sector allocation detracted overall, exposure to energy utilities and an underweight to equipment & services contributed meaningfully to performance.

•

An out-of-benchmark allocation to China Longyuan Power Group Corp. Ltd., one of the largest wind producers in China and Asia, and to NextEra Energy, a leader in renewable energy generation and the world’s largest owner/operator of wind and solar power, added to performance.

•	Not owning ONEOK, Inc., a midstream service provider that engages in gathering, processing, storage, and transportation of natural gas in the United States, also added to performance.

What hurt performance during the year:

•	Security selection was the primary driver of relative underperformance due to weak selection among the producers.

•	Sector allocation detracted modestly from relative performance, driven by an overweight to producers and exposure to royalties as well as an underweight to integrated oils.

•

An underweight to Chevron Corp., an American multinational oil and gas company, and an average overweight to Diamondback Energy, Inc., a hydrocarbon exploration company detracted from performance for the period.

•	An out-of-benchmark allocation to WPX Energy, Inc., an independent oil producer in the Permian and Williston basins, was a notable detractor.

Portfolio Positioning and Outlook — Wellington Management Company, LLP

Overall, we remain cautiously optimistic with regards to energy equities in the short-to-medium term. Among the integrated oils, we continue to prefer the European majors (Total, BP and Shell) over the U.S. Majors (Exxon and Chevron Corp.) for three key reasons: the European majors typically offer 1) more attractive valuations, 2) lower dividend payout ratios, and 3) more explicit strategies attempting to address the energy transition. Among the oil majors, Shell looks increasingly attractive to us in this environment. The recent dividend cut and strategic vacuum (in other words, unable to provide a strategy update until 2021) have led to underperformance over the course of 2020 and a discounted valuation. Their business mix also remains relatively attractive with a larger concentration in retail marketing and contracted Liquefied Natural Gas (LNG), and less exposure to refining. In the fourth quarter, we added to Shell as well as Total, Equinor, and Galp.

We believe valuations for the U.S. integrated oil companies are currently factoring in unrealistic pre-COVID demand levels for their downstream activities,

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such as refining. While we have maintained an underweight to refining, we have retained our large position in Marathon Petroleum and added to the name during the quarter.

Among the producers, we continue to favor high quality companies with robust free cash flow at lower oil prices ($40/barrel). In the fourth quarter, we added to Pioneer Natural Resources and ConocoPhillips. Pioneer is among the lowest breakeven Permian oil producers with the least amount of reinvestment risk and financial leverage. ConocoPhillips is a $35 billion market cap oil company that recently acquired U.S. pure-play Permian producer Concho Resources. The deal was accretive on both earnings and free cash flow, making the stock modestly cheaper from a valuation perspective. We added to Conoco and trimmed Concho as a result. Conoco is also an ESG leader among its American peers. The company has already set targets to reduce scope 1 and 2 emissions by 35-45% by 2030 and has laid out an ambitious plan to be net zero on scope 1 and 2 emissions by 2050.

Within midstream, we continue to like Williams — which has exposure to increasing natural gas volumes in the northeast (Pennsylvania’s Marcellus shale), Enbridge — where ~95% of their cash flow is either regulated or long-term contracted with minimal direct commodity price exposure, and TC Energy — which is the most “utility-like” midstream company, as it largely avoided the COVID-19 and commodity-price related volatility over the last few months.

Given that it will take time for drilling activity to resume following the price destruction that occurred in the second quarter, we remain cautious on U.S. service providers, where we believe there is still overcapacity. Within services, we sold Schlumberger in the fourth quarter but added to Tenaris, the leading steel pipe manufacturer for oil services.

Within utilities, we are increasingly attracted to U.S. utilities, and have been increasing our position. We believe the recent negative absolute performance of the sector is at odds with its increasing growth outlook, and the increased political and regulatory support these companies are likely to receive for their important role in providing the infrastructure and renewable power for the energy transition. We added several electric utilities to the Portfolio over the period, including NextEra Energy, Southern Company, American Electric Power, and Pinnacle West Capital.

Sector Weightings as of December 31, 2020	% of Net Assets
Energy	80.9%
Utilities	16.7
Repurchase Agreements	4.5
Cash and Other	(2.1)

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IB
Actual	$1,000.00	$1,079.00	$6.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.15	6.04

* Expenses are equal to the Portfolio’s Class IB shares annualized expense ratio of 1.19%, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Energy (80.9%)
Energy Equipment & Services (2.2%)
Tenaris SA	112,823	$912,987
Tenaris SA (ADR)	27,044	431,352

		1,344,339

Oil, Gas & Consumable Fuels (78.7%)
BP plc	630,856	2,198,148
BP plc (ADR)	30,824	632,509
Chevron Corp.	33,638	2,840,729
CNOOC Ltd.	559,375	518,070
CNOOC Ltd. (ADR)	4,769	437,079
Concho Resources, Inc.	10,155	592,544
ConocoPhillips	70,239	2,808,858
Enbridge, Inc.	87,906	2,811,418
EOG Resources, Inc.	45,830	2,285,542
Equinor ASA	161,760	2,734,596
Exxon Mobil Corp.	4,656	191,920
Galp Energia SGPS SA	139,411	1,490,906
Hess Corp.	37,644	1,987,227
LUKOIL PJSC (ADR)	36,700	2,508,812
LUKOIL PJSC (ADR)	5,348	365,589
Marathon Petroleum Corp.	71,153	2,942,888
Petroleo Brasileiro SA	303,300	1,684,611
Pioneer Natural Resources Co.	25,243	2,874,925
Royal Dutch Shell plc, Class A	343,020	6,087,718
Royal Dutch Shell plc, Class B	12,297	211,783
TC Energy Corp. (New York Stock Exchange) (x)	18,463	751,813
TC Energy Corp. (Toronto Stock Exchange)	28,464	1,157,210
TOTAL SE	86,441	3,727,703
TOTAL SE (ADR) (x)	59,676	2,501,021
Williams Cos., Inc. (The)	78,252	1,568,953

		47,912,572

Total Energy		49,256,911

Utilities (16.7%)
Electric Utilities (11.0%)
American Electric Power Co., Inc.	5,127	426,925
Avangrid, Inc.	5,665	257,474
Duke Energy Corp.	9,179	840,429
Edison International	9,037	567,704
Enel SpA	81,265	821,620
Exelon Corp.	14,514	612,781
FirstEnergy Corp.	17,951	549,480
Iberdrola SA	57,117	816,391
NextEra Energy, Inc.	10,534	812,698
Pinnacle West Capital Corp.	4,148	331,633
Southern Co. (The)	10,908	670,079

		6,707,214

Gas Utilities (0.7%)
China Gas Holdings Ltd.	18,000	71,513
ENN Energy Holdings Ltd.	13,500	198,170
UGI Corp.	4,135	144,559

		414,242

Independent Power and Renewable Electricity Producers (1.1%)
China Longyuan Power Group Corp. Ltd., Class H	688,000	689,558

Multi-Utilities (3.9%)
CenterPoint Energy, Inc.	16,333	353,446
Engie SA*	40,713	622,708
National Grid plc	42,289	500,231
RWE AG	9,390	396,562
Sempra Energy	3,731	475,367

		2,348,314

Total Utilities		10,159,328

Total Common Stocks (97.6%) (Cost $65,667,113)		59,416,239

	Principal Amount	Value (Note 1)
SHORT-TERM INVESTMENTS:
Repurchase Agreements (4.5%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $500,007, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145% - 2.500%, maturing 8/31/21 - 2/15/46; total market value $510,001. (xx)	$500,000	500,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $2,236,409, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $2,281,125. (xx)	2,236,397	2,236,397

Total Repurchase Agreements		2,736,397

Total Short-Term Investments (4.5%) (Cost $2,736,397)		2,736,397

Total Investments in Securities (102.1%) (Cost $68,403,510)		62,152,636
Other Assets Less Liabilities (-2.1%)		(1,264,950)

Net Assets (100%)		$60,887,686

*	Non-income producing.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $2,647,304. This was collateralized by cash of $2,736,397 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Country Diversification As a Percentage of Total Net Assets
Brazil	2.8%
Canada	7.8
China	3.1
France	11.3
Germany	0.7
Italy	1.4
Netherlands	10.3
Norway	4.5
Portugal	2.4
Russia	4.7
Spain	1.3
United Kingdom	5.5
United States	46.3
Cash and Other	(2.1)

100.0%

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Energy	$29,690,389	$19,566,522	$—	$49,256,911
Utilities	6,042,575	4,116,753	—	10,159,328
Short-Term Investments
Repurchase Agreements	—	2,736,397	—	2,736,397

Total Assets	$35,732,964	$26,419,672	$—	$62,152,636

Total Liabilities	$—	$—	$—	$—

Total	$35,732,964	$26,419,672	$—	$62,152,636

The Portfolio held no derivatives contracts during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$50,614,721
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$38,192,833

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,035,093
Aggregate gross unrealized depreciation	(9,581,163)

Net unrealized depreciation	$(6,546,070)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$68,698,706

For the year ended December 31, 2020, the Portfolio incurred approximately $132 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $65,667,113)	$59,416,239
Repurchase Agreements (Cost $2,736,397)	2,736,397
Cash	1,501,757
Receivable for securities sold	344,992
Dividends, interest and other receivables	145,670
Receivable for Portfolio shares sold	20,161
Securities lending income receivable	445
Other assets	5,856

Total assets	64,171,517

LIABILITIES
Foreign currency overdraft payable	5,576
Payable for return of collateral on securities loaned	2,736,397
Payable for securities purchased	326,289
Payable for Portfolio shares redeemed	120,433
Investment management fees payable	25,882
Distribution fees payable – Class IB	13,003
Administrative fees payable	4,911
Accrued expenses	51,340

Total liabilities	3,283,831

NET ASSETS	$60,887,686

Net assets were comprised of:
Paid in capital	$123,018,399
Total distributable earnings (loss)	(62,130,713)

Net assets	$60,887,686

Class IB
Net asset value, offering and redemption price per share, $60,887,686 / 26,012,159 shares outstanding (unlimited amount authorized: $0.01 par value)	$2.34

(x)	Includes value of securities on loan of $2,647,304.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $187,106 foreign withholding tax)	$2,370,303
Interest	5,585
Securities lending (net)	9,393

Total income	2,385,281

EXPENSES
Investment management fees	465,989
Distribution fees – Class IB	137,056
Professional fees	57,359
Administrative fees	52,239
Printing and mailing expenses	33,222
Custodian fees	23,000
Trustees’ fees	1,915
Miscellaneous	4,283

Gross expenses	775,063
Less: Waiver from investment manager	(123,663)

Net expenses	651,400

NET INVESTMENT INCOME (LOSS)	1,733,881

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(25,601,720)
Foreign currency transactions	21,708

Net realized gain (loss)	(25,580,012)

Change in unrealized appreciation (depreciation) on:
Investments in securities	(2,600,975)
Foreign currency translations	548

Net change in unrealized appreciation (depreciation)	(2,600,427)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(28,180,439)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(26,446,558)

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,733,881	$381,978
Net realized gain (loss)	(25,580,012)	(28,502,301)
Net change in unrealized appreciation (depreciation)	(2,600,427)	28,918,002

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(26,446,558)	797,679

Distributions to shareholders:
Class IB	(1,817,879)	(260,638)

Tax return of capital:
Class IB	(138,138)	(484,221)

CAPITAL SHARES TRANSACTIONS:
Class IB
Capital shares sold [10,965,548 and 4,583,751 shares, respectively]	24,218,296	18,308,208
Capital shares issued in reinvestment of dividends[ 821,409 and 204,468 shares, respectively]	1,956,017	744,859
Capital shares repurchased [(5,792,468) and (3,529,179) shares, respectively]	(14,092,797)	(14,273,139)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	12,081,516	4,779,928

TOTAL INCREASE (DECREASE) IN NET ASSETS	(16,321,059)	4,832,748
NET ASSETS:
Beginning of year	77,208,745	72,375,997

End of year	$60,887,686	$77,208,745

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,				October 22, 2018* to December 31, 2018
Class IB	2020		2019
Net asset value, beginning of period	$3.86		$3.86		$5.72

Income (loss) from investment operations:
Net investment income (loss) (e)	0.08		0.02		—	#
Net realized and unrealized gain (loss)	(1.52)		0.02		(1.86)

Total from investment operations	(1.44)		0.04		(1.86)

Less distributions:
Dividends from net investment income	(0.07)		(0.02)		—	#
Return of capital	(0.01)		(0.02)		—

Total dividends and distributions	(0.08)		(0.04)		—	#

Net asset value, end of period	$2.34		$3.86		$3.86

Total return (b)	(37.39)%		1.04%		(32.44)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$60,888		$77,209		$72,376
Ratio of expenses to average net assets:
After waivers (a)(f)	1.19	%(j)	1.19	%(j)	1.19	%(j)
Before waivers (a)(f)	1.42%		1.35%		1.36%
Ratio of net investment income (loss) to average net assets:
After waivers (a)(f)	3.17%		0.40%		0.45	%(l)
Before waivers (a)(f)	2.94%		0.24%		0.28	%(l)
Portfolio turnover rate^	71%		69	%(h)	5	%(z)
*	Commencement of Operations.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Portfolio are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(h)

The portfolio turnover rate calculation includes purchases and sales made as a result of the replacement of the sub-adviser. Excluding such transactions, the portfolio turnover rate would have been 17%.

(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.19% for Class IB.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized.

See Notes to Financial Statements.

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INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	ClearBridge Investments, LLC

➢	1832 Asset Management U.S. Inc.

➢	T. Rowe Price Associates, Inc.

➢	Westfield Capital Management Company, L.P.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	38.83%	20.02%	15.48%
Portfolio – Class IB Shares	38.82	20.02	15.45
Portfolio – Class K Shares*	39.18	20.32	18.07
Russell 3000® Growth Index	38.26	20.67	16.93

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 38.82% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Russell 3000® Growth Index, which returned 38.26% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Stock selection in the information technology and communication services sectors were the key positives for relative outperformance during the year. Since the beginning of the pandemic, the IT sector has led market returns with the tailwinds from work from home continuing to accelerate secular growth trends in the space.

•	Within the IT sector, leading individual contributors included overweighting DocuSign Inc., RingCentral, Inc., Coupa Software, Inc., ServiceNow, Inc. and Datadog, Inc.

•	Within the communication services sector, an overweight to Roku, Inc. was notably additive.

•	Underweight allocations to the industrials and real estate sectors were also supportive.

What hurt performance during the year:

•

Underweight positions in Tesla, Inc. and Apple, Inc. detracted from relative performance as shares of both outperformed over the past 12 months. Tesla surged on rising investor appetite for electric vehicle manufacturers and confirmation that it would be included in the S&P 500 Index. Apple’s performance was driven by strength from Mac and iPad (which benefited from work and learn-at-home dynamics) and better-than-feared iPhone results.

•	Poor stock selection in consumer discretionary also had a negative impact.

•

Energy was a key detractor from relative results during the period. An unprecedented combination of supply and demand issues led to a dramatic decline in energy commodities and stocks within the energy sector. The effects of COVID-19 are proving to be the most disruptive event ever for energy companies. Contributing to the negative results in the energy sector is the ongoing conflict between Russia and Saudi Arabia, introducing additional long-term concerns to industry supply.

•	Overweighting the health care sector detracted from relative performance, including overweight allocations to Biogen Inc, Biomarin Pharmaceutical Inc. and Vertex Pharmaceuticals.

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•	Another detractor from relative performance during the year was stock selection in the consumer discretionary sector. The

How did derivatives contribute/detract from performance during the year?

•

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

Sector Weightings as of December 31, 2020	% of Net Assets
Information Technology	42.4%
Health Care	16.6
Consumer Discretionary	14.7
Communication Services	14.2
Industrials	4.5
Consumer Staples	2.2
Financials	1.5
Investment Company	1.2
Real Estate	1.0
Materials	0.8
Repurchase Agreements	0.2
Utilities	0.2
Energy	0.1
Cash and Other	0.4

100.0%

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

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EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,253.50	$5.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.26	4.93
Class IB
Actual	1,000.00	1,253.50	5.50
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.26	4.93
Class K
Actual	1,000.00	1,255.10	4.08
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.51	3.66

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.97%, 0.97% and 0.72%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (14.2%)
Diversified Telecommunication Services (0.0%)
Cogent Communications Holdings, Inc.	2,600	$155,662

Entertainment (2.6%)
Activision Blizzard, Inc.	13,300	1,234,905
Electronic Arts, Inc.	1,795	257,762
Liberty Media Corp.-Liberty Formula One, Class A*	9,913	376,595
Liberty Media Corp.-Liberty Formula One, Class C*	17,651	751,933
Lions Gate Entertainment Corp., Class B*	14,764	153,250
Live Nation Entertainment, Inc.*	5,900	433,532
Madison Square Garden Entertainment Corp.*	18,320	1,924,333
Madison Square Garden Sports Corp., Class A*	18,320	3,372,712
Netflix, Inc.*	33,244	17,976,028
Roku, Inc.*	23,700	7,868,874
Sea Ltd. (ADR)*	2,873	571,871
Spotify Technology SA*	16,623	5,230,593
Take-Two Interactive Software, Inc.*	4,600	955,834
World Wrestling Entertainment, Inc., Class A	33,979	1,632,691
Zynga, Inc., Class A*	32,200	317,814

		43,058,727

Interactive Media & Services (9.2%)
Alphabet, Inc., Class A*	23,001	40,312,473
Alphabet, Inc., Class C*	12,733	22,306,688
Facebook, Inc., Class A*	182,651	49,892,947
IAC/InterActiveCorp*	9,585	1,814,920
Match Group, Inc.*	24,648	3,726,531
Pinterest, Inc., Class A*	147,200	9,700,480
Snap, Inc., Class A*	250,792	12,557,155
Tencent Holdings Ltd. (ADR)	56,154	4,036,911
Twitter, Inc.*	180,454	9,771,584
Zillow Group, Inc., Class A*	1,700	231,098

		154,350,787

Media (2.4%)
Altice USA, Inc., Class A (x)*	13,800	522,606
AMC Networks, Inc., Class A (x)*	72,288	2,585,742
Cable One, Inc.	200	445,544
Charter Communications, Inc., Class A*	5,518	3,650,433
Comcast Corp., Class A	228,042	11,949,401
Discovery, Inc., Class A (x)*	178,311	5,365,378
Discovery, Inc., Class C*	27,953	732,089
Liberty Broadband Corp., Class A*	26,390	4,158,536
Liberty Broadband Corp., Class C*	21,896	3,467,670
Liberty Media Corp.-Liberty SiriusXM, Class A*	44,852	1,937,158
Liberty Media Corp.-Liberty SiriusXM, Class C*	71,205	3,098,129
MSG Networks, Inc., Class A*	56,061	826,339
Nexstar Media Group, Inc., Class A	2,400	262,056
ViacomCBS, Inc.	26,344	981,577

		39,982,658

Total Communication Services		237,547,834

Consumer Discretionary (14.7%)
Auto Components (0.2%)
Aptiv plc	22,543	2,937,128

Automobiles (1.3%)
Tesla, Inc.*	31,936	22,536,277

Distributors (0.0%)
Pool Corp.	2,112	786,720

Diversified Consumer Services (0.0%)
Bright Horizons Family Solutions, Inc.*	2,000	345,980
Chegg, Inc.*	4,800	433,584

		779,564

Hotels, Restaurants & Leisure (1.9%)
Airbnb, Inc., Class A*	937	137,552
Bloomin’ Brands, Inc.	6,400	124,288
Caesars Entertainment, Inc.*	4,400	326,788
Chipotle Mexican Grill, Inc.*	8,695	12,057,443
Churchill Downs, Inc.	1,400	272,706
Darden Restaurants, Inc.	24,290	2,893,425
Domino’s Pizza, Inc.	1,808	693,296
DraftKings, Inc., Class A*	22,842	1,063,524
Las Vegas Sands Corp.	9,537	568,405
McDonald’s Corp.	5,168	1,108,949
Penn National Gaming, Inc.*	3,268	282,257
Planet Fitness, Inc., Class A*	4,000	310,520
Scientific Games Corp., Class A*	3,400	141,066
Starbucks Corp.	29,793	3,187,255
Texas Roadhouse, Inc.	2,900	226,664
Vail Resorts, Inc.	1,700	474,232
Wendy’s Co. (The)	9,500	208,240
Wingstop, Inc.	47,900	6,349,145
Wynn Resorts Ltd.	4,058	457,864
Yum China Holdings, Inc.	4,100	234,069
Yum! Brands, Inc.	2,362	256,419

		31,374,107

Household Durables (0.0%)
iRobot Corp. (x)*	990	79,487
Tempur Sealy International, Inc.*	9,200	248,400
TopBuild Corp.*	1,400	257,712

		585,599

Internet & Direct Marketing Retail (7.1%)
Alibaba Group Holding Ltd. (ADR)*	17,635	4,104,194
Amazon.com, Inc.*	32,072	104,456,259
Booking Holdings, Inc.*	2,843	6,332,129
DoorDash, Inc., Class A (x)*	760	108,490
eBay, Inc.	30,000	1,507,500
Etsy, Inc.*	5,200	925,132
Farfetch Ltd., Class A*	13,700	874,197
Grubhub, Inc.*	3,800	282,226

See Notes to Financial Statements.

1494

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Qurate Retail, Inc., Class A	63,422	$695,739
Wayfair, Inc., Class A*	2,400	541,944

		119,827,810

Leisure Products (0.1%)
Mattel, Inc.*	10,800	188,460
Peloton Interactive, Inc., Class A*	3,600	546,192
Polaris, Inc.	2,200	209,616
YETI Holdings, Inc.*	3,300	225,951

		1,170,219

Multiline Retail (0.5%)
Dollar General Corp.	23,674	4,978,642
Dollar Tree, Inc.*	5,409	584,388
Ollie’s Bargain Outlet Holdings, Inc.*	2,500	204,425
Target Corp.	12,320	2,174,850

		7,942,305

Specialty Retail (2.5%)
AutoZone, Inc.*	591	700,595
Best Buy Co., Inc.	2,700	269,433
Burlington Stores, Inc.*	2,900	758,495
CarMax, Inc.*	11,127	1,051,056
Carvana Co.*	9,500	2,275,630
Five Below, Inc.*	47,600	8,329,048
Floor & Decor Holdings, Inc., Class A*	3,600	334,260
Home Depot, Inc. (The)	39,703	10,545,911
Leslie’s, Inc. (x)*	733	20,341
Lowe’s Cos., Inc.	33,392	5,359,750
O’Reilly Automotive, Inc.*	2,996	1,355,900
RH*	800	358,016
Ross Stores, Inc.	42,159	5,177,547
TJX Cos., Inc. (The)	42,886	2,928,685
Tractor Supply Co.	6,228	875,532
Ulta Beauty, Inc.*	2,404	690,332
Williams-Sonoma, Inc.	2,400	244,416

		41,274,947

Textiles, Apparel & Luxury Goods (1.1%)
Deckers Outdoor Corp.*	1,200	344,136
Lululemon Athletica, Inc.*	9,710	3,379,371
NIKE, Inc., Class B	98,115	13,880,329
VF Corp.	3,404	290,736

		17,894,572

Total Consumer Discretionary		247,109,248

Consumer Staples (2.2%)
Beverages (0.8%)
Boston Beer Co., Inc. (The), Class A*	400	397,716
Brown-Forman Corp., Class B	6,710	532,975
Coca-Cola Co. (The)	100,154	5,492,445
Monster Beverage Corp.*	15,473	1,430,943
PepsiCo, Inc.	44,418	6,587,190

		14,441,269

Food & Staples Retailing (0.5%)
BJ’s Wholesale Club Holdings, Inc.*	6,000	223,680
Costco Wholesale Corp.	16,916	6,373,611
Grocery Outlet Holding Corp.*	125	4,906
Sysco Corp.	15,266	1,133,653

		7,735,850

Food Products (0.2%)
Beyond Meat, Inc. (x)*	1,800	225,000
Campbell Soup Co.	4,300	207,905
Hershey Co. (The)	5,338	813,137
Kellogg Co.	5,459	339,714
Lamb Weston Holdings, Inc.	3,200	251,968
Lancaster Colony Corp.	1,300	238,849
McCormick & Co., Inc. (Non-Voting)	6,608	631,725

		2,708,298

Household Products (0.5%)
Church & Dwight Co., Inc.	10,276	896,376
Clorox Co. (The)	3,784	764,065
Procter & Gamble Co. (The)	46,000	6,400,440
Reynolds Consumer Products, Inc.	6,677	200,577

		8,261,458

Personal Products (0.1%)
Estee Lauder Cos., Inc. (The), Class A	8,582	2,284,442

Tobacco (0.1%)
Altria Group, Inc.	38,325	1,571,325

Total Consumer Staples		37,002,642

Energy (0.1%)
Energy Equipment & Services (0.1%)
Core Laboratories NV	32,132	851,819
National Oilwell Varco, Inc.	41,986	576,468

		1,428,287

Oil, Gas & Consumable Fuels (0.0%)
Cheniere Energy, Inc.*	10,200	612,306
Ovintiv, Inc.	31,998	459,491

		1,071,797

Total Energy		2,500,084

Financials (1.5%)
Capital Markets (1.1%)
Ares Management Corp.	5,300	249,365
Carlyle Group, Inc. (The)	7,100	223,224
Cboe Global Markets, Inc.	1,728	160,911
Charles Schwab Corp. (The)	17,931	951,060
FactSet Research Systems, Inc.	1,576	524,020
Goldman Sachs Group, Inc. (The)	4,935	1,301,409
Intercontinental Exchange, Inc.	9,280	1,069,891
LPL Financial Holdings, Inc.	3,900	406,458
MarketAxess Holdings, Inc.	1,700	969,952
Moody’s Corp.	7,197	2,088,857
Morgan Stanley	36,880	2,527,387
MSCI, Inc.	3,669	1,638,319
S&P Global, Inc.	17,435	5,731,408
T. Rowe Price Group, Inc.	2,744	415,414
Tradeweb Markets, Inc., Class A	3,300	206,085

See Notes to Financial Statements.

1495

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Virtu Financial, Inc., Class A	6,300	$158,571
XP, Inc., Class A*	12,476	494,923

		19,117,254

Consumer Finance (0.0%)
Credit Acceptance Corp. (x)*	500	173,070

Insurance (0.4%)
Aon plc, Class A	10,159	2,146,292
Brown & Brown, Inc.	5,000	237,050
Erie Indemnity Co., Class A	1,100	270,160
Lincoln National Corp.	5,600	281,736
Marsh & McLennan Cos., Inc.	18,701	2,188,017
Primerica, Inc.	2,000	267,860
Progressive Corp. (The)	8,000	791,040
RenaissanceRe Holdings Ltd.	1,200	198,984

		6,381,139

Total Financials		25,671,463

Health Care (16.6%)
Biotechnology (6.0%)
AbbVie, Inc.	151,972	16,283,800
ACADIA Pharmaceuticals, Inc.*	4,400	235,224
Acceleron Pharma, Inc.*	2,000	255,880
Agios Pharmaceuticals, Inc.*	26,071	1,129,656
Alexion Pharmaceuticals, Inc.*	1,759	274,826
Allakos, Inc.*	2,600	364,000
Allogene Therapeutics, Inc.*	4,700	118,628
Alnylam Pharmaceuticals, Inc.*	5,000	649,850
Amgen, Inc.	61,301	14,094,326
Amicus Therapeutics, Inc.*	11,000	253,990
Arena Pharmaceuticals, Inc.*	4,400	338,052
Arrowhead Pharmaceuticals, Inc.*	3,800	291,574
Ascendis Pharma A/S (ADR)*	15,060	2,511,707
Biogen, Inc.*	39,196	9,597,533
Biohaven Pharmaceutical Holding Co. Ltd.*	2,900	248,559
BioMarin Pharmaceutical, Inc.*	7,238	634,700
Bluebird Bio, Inc.*	3,200	138,464
Blueprint Medicines Corp.*	2,700	302,805
Bridgebio Pharma, Inc. (x)*	6,100	433,771
ChemoCentryx, Inc.*	3,600	222,912
Clovis Oncology, Inc. (x)*	5,800	27,840
Deciphera Pharmaceuticals, Inc.*	3,200	182,624
Denali Therapeutics, Inc.*	2,700	226,152
Emergent BioSolutions, Inc.*	2,800	250,880
Exact Sciences Corp.*	55,027	7,290,527
Exelixis, Inc.*	8,600	172,602
Fate Therapeutics, Inc.*	3,000	272,790
FibroGen, Inc.*	3,200	118,688
Halozyme Therapeutics, Inc.*	8,200	350,222
Heron Therapeutics, Inc. (x)*	6,100	129,106
ImmunoGen, Inc.*	17,169	110,740
Incyte Corp.*	19,952	1,735,425
Inovio Pharmaceuticals, Inc. (x)*	8,500	75,225
Insmed, Inc.*	7,200	239,688
Intercept Pharmaceuticals, Inc.*	100	2,470
Invitae Corp. (x)*	7,400	309,394
Ionis Pharmaceuticals, Inc.*	66,182	3,741,930
Iovance Biotherapeutics, Inc.*	7,000	324,800
Ironwood Pharmaceuticals, Inc.*	8,500	96,815
Karuna Therapeutics, Inc.*	1,900	193,021
Ligand Pharmaceuticals, Inc. (x)*	913	90,798
Madrigal Pharmaceuticals, Inc. (x)*	600	66,702
Mirati Therapeutics, Inc.*	1,900	417,316
Moderna, Inc.*	11,800	1,232,746
Natera, Inc.*	4,500	447,840
Neurocrine Biosciences, Inc.*	3,946	378,224
Novavax, Inc. (x)*	1,589	177,189
PTC Therapeutics, Inc.*	3,800	231,914
Puma Biotechnology, Inc.*	4,600	47,196
Radius Health, Inc.*	2,600	46,436
Regeneron Pharmaceuticals, Inc.*	4,232	2,044,522
REGENXBIO, Inc.*	2,500	113,400
Sage Therapeutics, Inc.*	2,000	173,020
Sangamo Therapeutics, Inc.*	1,980	30,898
Sarepta Therapeutics, Inc.*	3,300	562,617
Seagen, Inc.*	47,800	8,371,692
Twist Bioscience Corp.*	1,500	211,935
Ultragenyx Pharmaceutical, Inc.*	16,490	2,282,711
Vertex Pharmaceuticals, Inc.*	79,052	18,683,150
Vir Biotechnology, Inc. (x)*	4,200	112,476
Voyager Therapeutics, Inc.*	27,260	194,909
Xencor, Inc.*	4,700	205,061

		100,353,948

Health Care Equipment & Supplies (3.0%)
Abbott Laboratories	28,900	3,164,261
ABIOMED, Inc.*	1,848	599,121
Accuray, Inc.*	2,250	9,382
Align Technology, Inc.*	3,420	1,827,580
Atrion Corp.	66	42,388
Baxter International, Inc.	9,500	762,280
Becton Dickinson and Co.	6,262	1,566,878
Boston Scientific Corp.*	105,720	3,800,634
Cantel Medical Corp.	1,600	126,176
Cooper Cos., Inc. (The)	600	217,992
DexCom, Inc.*	4,000	1,478,880
Edwards Lifesciences Corp.*	26,466	2,414,493
ESC Co. (r)*	6,100	—
Haemonetics Corp.*	2,000	237,500
Hill-Rom Holdings, Inc.	1,800	176,346
Hologic, Inc.*	9,000	655,470
ICU Medical, Inc.*	800	171,592
IDEXX Laboratories, Inc.*	3,600	1,799,532
Inogen, Inc.*	1,000	44,680
Insulet Corp.*	31,576	8,071,773
Intuitive Surgical, Inc.*	9,961	8,149,094
iRhythm Technologies, Inc.*	1,800	426,978
LivaNova plc*	1,800	119,178
Masimo Corp.*	1,800	483,084
Medtronic plc	25,469	2,983,439
Merit Medical Systems, Inc.*	3,700	205,387
Natus Medical, Inc.*	1,452	29,098
Neogen Corp.*	2,200	174,460
Nevro Corp.*	2,200	380,820
Novocure Ltd.*	4,200	726,768
NuVasive, Inc.*	2,100	118,293
Penumbra, Inc.*	1,200	210,000
Quidel Corp.*	1,518	272,709

See Notes to Financial Statements.

1496

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
ResMed, Inc.	6,279	$1,334,664
STERIS plc	1,400	265,356
Stryker Corp.	22,497	5,512,665
Tandem Diabetes Care, Inc.*	3,100	296,608
Teleflex, Inc.	1,300	535,041
Varian Medical Systems, Inc.*	1,400	245,014
West Pharmaceutical Services, Inc.	3,200	906,592

		50,542,206

Health Care Providers & Services (3.6%)
1Life Healthcare, Inc.*	6,400	279,360
Amedisys, Inc.*	1,300	381,329
AmerisourceBergen Corp.	3,081	301,199
AMN Healthcare Services, Inc.*	3,100	211,575
Anthem, Inc.	6,112	1,962,502
Cardinal Health, Inc.	12,900	690,924
Centene Corp.*	27,894	1,674,477
Chemed Corp.	900	479,349
Cigna Corp.	27,087	5,638,972
CorVel Corp.*	924	97,944
DaVita, Inc.*	2,600	305,240
Encompass Health Corp.	2,900	239,801
Guardant Health, Inc.*	24,300	3,131,784
HCA Healthcare, Inc.	20,677	3,400,539
HealthEquity, Inc.*	3,200	223,072
Humana, Inc.	18,615	7,637,176
Laboratory Corp. of America Holdings*	1,000	203,550
LHC Group, Inc.*	1,300	277,316
McKesson Corp.	5,343	929,255
Molina Healthcare, Inc.*	2,400	510,432
Oak Street Health, Inc. (x)*	3,900	238,524
Select Medical Holdings Corp.*	7,500	207,450
Tenet Healthcare Corp.*	5,197	207,516
UnitedHealth Group, Inc.	87,561	30,705,891

		59,935,177

Health Care Technology (0.2%)
American Well Corp., Class A*	1,342	33,993
Cerner Corp.	13,611	1,068,191
Change Healthcare, Inc.*	18,744	349,576
HMS Holdings Corp.*	3,960	145,530
Omnicell, Inc.*	1,650	198,033
Schrodinger, Inc.*	2,500	197,950
Teladoc Health, Inc.*	4,598	919,416
Veeva Systems, Inc., Class A*	5,900	1,606,275

		4,518,964

Life Sciences Tools & Services (2.2%)
10X Genomics, Inc., Class A*	2,400	339,840
Adaptive Biotechnologies Corp.*	4,889	289,086
Agilent Technologies, Inc.	2,600	308,074
Avantor, Inc.*	76,573	2,155,530
Bio-Rad Laboratories, Inc., Class A*	5,520	3,217,829
Bio-Techne Corp.	1,700	539,835
Bruker Corp.	5,000	270,650
Charles River Laboratories International, Inc.*	2,200	549,692
Illumina, Inc.*	6,472	2,394,640
IQVIA Holdings, Inc.*	3,200	573,344
Medpace Holdings, Inc.*	2,300	320,160
Mettler-Toledo International, Inc.*	1,020	1,162,474
NeoGenomics, Inc.*	7,300	393,032
PerkinElmer, Inc.	1,800	258,300
PPD, Inc.*	6,900	236,118
PRA Health Sciences, Inc.*	2,100	263,424
Repligen Corp.*	68,900	13,203,307
Syneos Health, Inc.*	2,800	190,764
Thermo Fisher Scientific, Inc.	20,435	9,518,214
Waters Corp.*	1,090	269,688

		36,454,001

Pharmaceuticals (1.6%)
Aerie Pharmaceuticals, Inc.*	2,800	37,828
Amneal Pharmaceuticals, Inc.*	10,300	47,071
Bausch Health Cos., Inc.*	19,922	414,378
Bristol-Myers Squibb Co.	95,602	5,930,192
Eli Lilly and Co.	35,532	5,999,223
Horizon Therapeutics plc*	7,500	548,625
Innoviva, Inc.*	3,432	42,522
Johnson & Johnson	15,257	2,401,147
Merck & Co., Inc.	94,500	7,730,100
Reata Pharmaceuticals, Inc., Class A*	1,200	148,344
Royalty Pharma plc, Class A	5,100	255,255
Supernus Pharmaceuticals, Inc.*	3,200	80,512
Zoetis, Inc.	19,447	3,218,478

		26,853,675

Total Health Care		278,657,971

Industrials (4.5%)
Aerospace & Defense (1.0%)
Axon Enterprise, Inc.*	2,300	281,819
BWX Technologies, Inc.	3,600	217,008
HEICO Corp.	1,600	211,840
HEICO Corp., Class A	3,320	388,639
Huntington Ingalls Industries, Inc.	1,544	263,221
L3Harris Technologies, Inc.	25,087	4,741,945
Lockheed Martin Corp.	10,930	3,879,932
Mercury Systems, Inc.*	2,200	193,732
Northrop Grumman Corp.	6,400	1,950,208
TransDigm Group, Inc.*	7,832	4,846,833

		16,975,177

Air Freight & Logistics (0.3%)
CH Robinson Worldwide, Inc.	2,529	237,397
Expeditors International of Washington, Inc.	5,054	480,686
United Parcel Service, Inc., Class B	20,539	3,458,768
XPO Logistics, Inc.*	2,700	321,840

		4,498,691

Building Products (0.6%)
AAON, Inc.	2,449	163,177
Allegion plc	2,945	342,739
Armstrong World Industries, Inc.	2,100	156,219
Carrier Global Corp.	13,700	516,764

See Notes to Financial Statements.

1497

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Johnson Controls International plc	80,303	$3,741,317
Trane Technologies plc	31,010	4,501,411
Trex Co., Inc.*	5,000	418,600

		9,840,227

Commercial Services & Supplies (0.2%)
Brink’s Co. (The)	2,300	165,600
Cimpress plc*	1,300	114,062
Cintas Corp.	3,572	1,262,559
Copart, Inc.*	9,030	1,149,068
MSA Safety, Inc.	1,900	283,841
Rollins, Inc.	10,575	413,165
Tetra Tech, Inc.	2,200	254,716
Waste Management, Inc.	2,400	283,032

		3,926,043

Construction & Engineering (0.0%)
EMCOR Group, Inc.	2,200	201,212

Electrical Equipment (0.4%)
AMETEK, Inc.	32,280	3,903,943
Array Technologies, Inc.*	185	7,981
EnerSys	2,200	182,732
Generac Holdings, Inc.*	2,700	614,007
Plug Power, Inc.*	14,500	491,695
Rockwell Automation, Inc.	2,434	610,471
Sunrun, Inc.*	5,000	346,900
Vertiv Holdings Co., Class A	15,300	285,651

		6,443,380

Industrial Conglomerates (0.2%)
3M Co.	16,390	2,864,808
Roper Technologies, Inc.	833	359,098

		3,223,906

Machinery (0.5%)
Allison Transmission Holdings, Inc.	5,900	254,467
Caterpillar, Inc.	14,440	2,628,369
Donaldson Co., Inc.	5,111	285,603
Graco, Inc.	4,326	312,986
Illinois Tool Works, Inc.	6,104	1,244,483
Ingersoll Rand, Inc.*	41,201	1,877,118
Lincoln Electric Holdings, Inc.	100	11,625
Nordson Corp.	2,047	411,345
Pentair plc	12,916	685,710
Proto Labs, Inc.*	1,400	214,760
Rexnord Corp.	6,200	244,838
Toro Co. (The)	5,544	525,793
Welbilt, Inc.*	8,200	108,240

		8,805,337

Professional Services (0.5%)
ASGN, Inc.*	2,300	192,119
CoStar Group, Inc.*	3,414	3,155,492
Equifax, Inc.	4,316	832,297
Exponent, Inc.	2,352	211,751
IHS Markit Ltd.	10,500	943,215
Insperity, Inc.	1,900	154,698
TransUnion	8,000	793,760
Verisk Analytics, Inc.	6,968	1,446,487

		7,729,819

Road & Rail (0.7%)
Avis Budget Group, Inc.*	4,374	163,150
JB Hunt Transport Services, Inc.	1,700	232,305
Landstar System, Inc.	1,800	242,388
Norfolk Southern Corp.	3,970	943,312
Old Dominion Freight Line, Inc.	3,750	731,925
Uber Technologies, Inc.*	46,300	2,361,300
Union Pacific Corp.	34,034	7,086,559

		11,760,939

Trading Companies & Distributors (0.1%)
Applied Industrial Technologies, Inc.	2,600	202,774
Fastenal Co.	24,304	1,186,764
SiteOne Landscape Supply, Inc.*	2,000	317,260
WW Grainger, Inc.	1,807	737,871

		2,444,669

Total Industrials		75,849,400

Information Technology (42.4%)
Communications Equipment (0.1%)
Arista Networks, Inc.*	2,200	639,254
Lumentum Holdings, Inc.*	2,800	265,440
Motorola Solutions, Inc.	1,500	255,090
Plantronics, Inc.	2,400	64,872
Ubiquiti, Inc. (x)	1,200	334,212

		1,558,868

Electronic Equipment, Instruments & Components (1.0%)
Amphenol Corp., Class A	7,594	993,068
CDW Corp.	6,100	803,919
Cognex Corp.	7,604	610,487
Coherent, Inc.*	1,500	225,030
Dolby Laboratories, Inc., Class A	23,146	2,248,171
II-VI, Inc.*	4,000	303,840
IPG Photonics Corp.*	1,300	290,927
Jabil, Inc.	6,400	272,192
Keysight Technologies, Inc.*	2,800	369,852
Novanta, Inc.*	2,000	236,440
TE Connectivity Ltd.	78,101	9,455,688
Zebra Technologies Corp., Class A*	2,500	960,825

		16,770,439

IT Services (8.7%)
Accenture plc, Class A	26,944	7,038,042
Akamai Technologies, Inc.*	6,800	713,932
Automatic Data Processing, Inc.	16,287	2,869,769
Black Knight, Inc.*	5,800	512,430
Booz Allen Hamilton Holding Corp.	5,200	453,336
Broadridge Financial Solutions, Inc.	5,000	766,000
CACI International, Inc., Class A*	900	224,397
Cass Information Systems, Inc.	525	20,428
Cognizant Technology Solutions Corp., Class A	3,300	270,435
EPAM Systems, Inc.*	2,300	824,205
Fastly, Inc., Class A (x)*	3,200	279,584
Fidelity National Information Services, Inc.	36,557	5,171,353

See Notes to Financial Statements.

1498

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Fiserv, Inc.*	7,263	$826,965
FleetCor Technologies, Inc.*	3,406	929,259
Gartner, Inc.*	3,711	594,465
Genpact Ltd.	6,800	281,248
Global Payments, Inc.	36,378	7,836,549
Globant SA*	1,600	348,176
GoDaddy, Inc., Class A*	6,500	539,175
Hackett Group, Inc. (The)	2,178	31,342
Jack Henry & Associates, Inc.	2,728	441,909
KBR, Inc.	9,000	278,370
Leidos Holdings, Inc.	2,200	231,264
Mastercard, Inc., Class A	37,260	13,299,584
MAXIMUS, Inc.	2,900	212,251
MongoDB, Inc.*	34,623	12,431,042
NIC, Inc.	992	25,623
Okta, Inc.*	5,100	1,296,726
Paychex, Inc.	10,973	1,022,464
PayPal Holdings, Inc.*	96,400	22,576,880
Perspecta, Inc.	8,900	214,312
Science Applications International Corp.	1,800	170,352
Shopify, Inc., Class A*	211	238,842
Snowflake, Inc., Class A (x)*	679	191,071
Square, Inc., Class A*	56,900	12,383,716
StoneCo Ltd., Class A*	8,500	713,320
Switch, Inc., Class A	11,100	181,707
Twilio, Inc., Class A*	48,900	16,552,650
VeriSign, Inc.*	3,032	656,125
Visa, Inc., Class A	137,721	30,123,714
Western Union Co. (The)	9,600	210,624
WEX, Inc.*	1,800	366,354
Wix.com Ltd.*	2,400	599,904

		144,949,894

Semiconductors & Semiconductor Equipment (6.9%)
Advanced Micro Devices, Inc.*	175,024	16,051,451
Allegro MicroSystems, Inc.*	508	13,543
Analog Devices, Inc.	1,900	280,687
Applied Materials, Inc.	76,920	6,638,196
ASML Holding NV (Registered) (NYRS)	6,469	3,155,061
Broadcom, Inc.	53,381	23,372,871
Brooks Automation, Inc.	5,400	366,390
Cabot Microelectronics Corp.	1,500	226,950
Cree, Inc.*	101,740	10,774,266
Enphase Energy, Inc.*	4,500	789,615
Entegris, Inc.	7,000	672,700
Inphi Corp.*	1,800	288,846
Intel Corp.	43,617	2,172,999
KLA Corp.	6,800	1,760,588
Lam Research Corp.	6,400	3,022,528
Lattice Semiconductor Corp.*	5,700	261,174
Marvell Technology Group Ltd.	23,181	1,102,025
Maxim Integrated Products, Inc.	4,260	377,649
Microchip Technology, Inc.	7,748	1,070,076
Micron Technology, Inc.*	31,390	2,359,900
MKS Instruments, Inc.	1,800	270,810
Monolithic Power Systems, Inc.	1,700	622,591
NVE Corp.	164	9,213
NVIDIA Corp.	42,270	22,073,394
Power Integrations, Inc.	3,400	278,324
QUALCOMM, Inc.	73,105	11,136,816
Semtech Corp.*	3,234	233,139
Silicon Laboratories, Inc.*	2,000	254,680
SolarEdge Technologies, Inc.*	2,200	702,064
Teradyne, Inc.	7,200	863,208
Texas Instruments, Inc.	20,181	3,312,308
Universal Display Corp.	1,518	348,836
Xilinx, Inc.	10,377	1,471,147

		116,334,045

Software (17.9%)
2U, Inc.*	2,000	80,020
8x8, Inc.*	6,300	217,161
Adobe, Inc.*	20,670	10,337,480
Alteryx, Inc., Class A*	1,900	231,401
American Software, Inc., Class A	192	3,297
Anaplan, Inc.*	5,600	402,360
ANSYS, Inc.*	3,800	1,382,440
Appfolio, Inc., Class A*	1,300	234,052
Aspen Technology, Inc.*	3,800	494,950
Atlassian Corp. plc, Class A*	5,500	1,286,285
Autodesk, Inc.*	48,458	14,796,166
Avalara, Inc.*	3,400	560,626
Bill.com Holdings, Inc.*	48,417	6,608,921
Blackbaud, Inc.	1,300	74,828
Blackline, Inc.*	2,500	333,450
Cadence Design Systems, Inc.*	12,605	1,719,700
CDK Global, Inc.	5,100	264,333
Cerence, Inc.*	17,936	1,802,209
Ceridian HCM Holding, Inc.*	3,100	330,336
Citrix Systems, Inc.	38,152	4,963,575
Cloudera, Inc.*	16,800	233,688
Cloudflare, Inc., Class A*	83,700	6,360,363
CommVault Systems, Inc.*	2,600	143,962
Coupa Software, Inc.*	2,900	982,839
Crowdstrike Holdings, Inc., Class A*	4,700	995,554
Datadog, Inc., Class A*	6,700	659,548
Datto Holding Corp.*	499	13,473
DocuSign, Inc.*	7,800	1,733,940
Dropbox, Inc., Class A*	8,900	197,491
Dynatrace, Inc.*	6,642	287,399
Elastic NV*	2,400	350,712
Envestnet, Inc.*	2,800	230,412
Everbridge, Inc.*	1,300	193,791
Fair Isaac Corp.*	1,400	715,456
FireEye, Inc.*	123,220	2,841,453
Five9, Inc.*	40,500	7,063,200
Fortinet, Inc.*	5,610	833,253
HubSpot, Inc.*	23,300	9,237,052
Intuit, Inc.	24,937	9,472,319
j2 Global, Inc.*	2,200	214,918
JFrog Ltd. (x)*	473	29,719
LivePerson, Inc.*	630	39,205
Manhattan Associates, Inc.*	2,400	252,432
McAfee Corp., Class A (x)	778	12,985
Microsoft Corp.#	442,394	98,397,274
New Relic, Inc.*	1,900	124,260
NortonLifeLock, Inc.	24,600	511,188
Nuance Communications, Inc.*	163,492	7,208,362
Nutanix, Inc., Class A*	4,600	146,602
OneSpan, Inc.*	1,452	30,027

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Oracle Corp.	70,002	$4,528,429
Palo Alto Networks, Inc.*	35,200	12,509,728
Paycom Software, Inc.*	2,200	994,950
Paylocity Holding Corp.*	1,500	308,865
Pegasystems, Inc.	2,200	293,172
Pluralsight, Inc., Class A*	854	17,900
Proofpoint, Inc.*	1,800	245,538
PTC, Inc.*	5,000	598,050
Q2 Holdings, Inc.*	2,400	303,672
Qualys, Inc.*	2,000	243,740
RealPage, Inc.*	3,200	279,168
RingCentral, Inc., Class A*	36,254	13,739,178
salesforce.com, Inc.*	82,240	18,300,867
ServiceNow, Inc.*	46,217	25,439,223
Slack Technologies, Inc., Class A*	29,677	1,253,557
Smartsheet, Inc., Class A*	4,900	339,521
Splunk, Inc.*	33,823	5,746,190
Synopsys, Inc.*	12,175	3,156,247
Trade Desk, Inc. (The), Class A*	1,800	1,441,800
Tyler Technologies, Inc.*	1,546	674,860
Unity Software, Inc. (x)*	1,022	156,846
VMware, Inc., Class A (x)*	3,100	434,806
Workday, Inc., Class A*	22,798	5,462,629
Zendesk, Inc.*	33,840	4,843,181
Zix Corp.*	6,336	54,680
Zoom Video Communications, Inc., Class A*	7,400	2,496,168
Zscaler, Inc.*	2,500	499,275

		299,998,707

Technology Hardware, Storage & Peripherals (7.8%)
Apple, Inc.	877,776	116,472,097
NetApp, Inc.	5,300	351,072
Pure Storage, Inc., Class A*	12,200	275,842
Seagate Technology plc	173,616	10,791,971
Western Digital Corp.	55,511	3,074,754

		130,965,736

Total Information Technology		710,577,689

Materials (0.8%)
Chemicals (0.3%)
Air Products and Chemicals, Inc.	1,300	355,186
Ecolab, Inc.	2,140	463,010
FMC Corp.	2,100	241,353
Ingevity Corp.*	2,200	166,606
NewMarket Corp.	462	184,010
RPM International, Inc.	4,678	424,669
Scotts Miracle-Gro Co. (The)	2,400	477,936
Sherwin-Williams Co. (The)	3,606	2,650,086

		4,962,856

Containers & Packaging (0.2%)
Amcor plc	20,300	238,931
Avery Dennison Corp.	1,800	279,198
Ball Corp.	13,900	1,295,202
Berry Global Group, Inc.*	100	5,619
Crown Holdings, Inc.*	3,100	310,620
Graphic Packaging Holding Co.	15,000	254,100

		2,383,670

Metals & Mining (0.3%)
Freeport-McMoRan, Inc.	155,753	4,052,693
Nucor Corp.	20,086	1,068,374
Royal Gold, Inc.	2,200	233,992

		5,355,059

Total Materials		12,701,585

Real Estate (1.0%)
Equity Real Estate Investment Trusts (REITs) (1.0%)
American Tower Corp. (REIT)	19,467	4,369,563
Americold Realty Trust (REIT)	100	3,733
CoreSite Realty Corp. (REIT)	1,600	200,448
Crown Castle International Corp. (REIT)	17,132	2,727,243
EastGroup Properties, Inc. (REIT)	1,700	234,702
Equinix, Inc. (REIT)	3,907	2,790,301
Equity LifeStyle Properties, Inc. (REIT)	3,316	210,102
Essex Property Trust, Inc. (REIT) (x)	11,003	2,612,332
Extra Space Storage, Inc. (REIT)	4,200	486,612
Iron Mountain, Inc. (REIT)	6,100	179,828
Public Storage (REIT)	4,719	1,089,759
QTS Realty Trust, Inc. (REIT), Class A	3,200	198,016
Ryman Hospitality Properties, Inc. (REIT)	2,400	162,624
SBA Communications Corp. (REIT)	666	187,899
Simon Property Group, Inc. (REIT)	12,362	1,054,231
STAG Industrial, Inc. (REIT)	7,100	222,372

		16,729,765

Real Estate Management & Development (0.0%)
Cushman & Wakefield plc (x)*	10,700	158,681
Redfin Corp.*	5,300	363,739

		522,420

Total Real Estate		17,252,185

Utilities (0.2%)
Electric Utilities (0.2%)
NextEra Energy, Inc.	26,195	2,020,944
NRG Energy, Inc.	6,200	232,810

		2,253,754

Gas Utilities (0.0%)
ONE Gas, Inc.	2,700	207,279

Independent Power and Renewable Electricity Producers (0.0%)
Brookfield Renewable Corp.	4,300	250,561
Ormat Technologies, Inc.	3,000	270,840

		521,401

Total Utilities		2,982,434

Total Common Stocks (98.2%) (Cost $657,712,395)		1,647,852,535

See Notes to Financial Statements.

1500

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
MASTER LIMITED PARTNERSHIP:
Financials (0.0%)
Capital Markets (0.0%)
Apollo Global Management, Inc. (Cost $189,578)	4,100	$200,818

SHORT-TERM INVESTMENTS:
Investment Company (1.2%)
JPMorgan Prime Money Market Fund, IM Shares	19,246,856	19,256,480

	Principal Amount	Value (Note 1)
Repurchase Agreements (0.2%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $66,955, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21-2/15/46; total market value $68,293. (xx)	$66,954	66,954
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $200,004, collateralized by various Foreign Government Agency Securities, ranging from 1.875%-3.000%, maturing 6/15/22-9/27/23; total market value $204,001. (xx)	200,000	200,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $300,011, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $333,346. (xx)	300,000	300,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $1,994,561, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21-5/15/39; total market value $2,034,441. (xx)	1,994,550	1,994,550
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $500,012, collateralized by various Common Stocks; total market value $555,562. (xx)	500,000	500,000
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $800,018, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125%-3.625%, maturing 9/30/21-8/15/49; total market value $887,517. (xx)	800,000	800,000

Total Repurchase Agreements		3,861,504

Total Short-Term Investments (1.4%) (Cost $23,118,628)		23,117,984

Total Investments in Securities (99.6%) (Cost $681,020,601)		1,671,171,337
Other Assets Less Liabilities (0.4%)		6,013,531

Net Assets (100%)		$1,677,184,868

*	Non-income producing.
#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $5,782,920.
(r)	Value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $10,134,217. This was collateralized by $6,650,450 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/14/21 - 5/15/50 and by cash of $3,861,504 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:
ADR	— American Depositary Receipt
NYRS	— New York Registry Shares
USD	— United States Dollar

See Notes to Financial Statements.

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
NASDAQ 100 E-Mini Index	11	3/2021	USD	2,834,810	87,164
S&P 500 E-Mini Index	21	3/2021	USD	3,936,240	74,288
S&P Midcap 400 E-Mini Index	7	3/2021	USD	1,612,450	17,987

					179,439

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)		Total
Assets:
Common Stocks
Communication Services	$237,285,778	$262,056	$—		$237,547,834
Consumer Discretionary	247,109,248	—	—		247,109,248
Consumer Staples	37,002,642	—	—		37,002,642
Energy	2,500,084	—	—		2,500,084
Financials	25,671,463	—	—		25,671,463
Health Care	278,657,971	—	—	(a)	278,657,971
Industrials	75,849,400	—	—		75,849,400
Information Technology	710,577,689	—	—		710,577,689
Materials	12,701,585	—	—		12,701,585
Real Estate	17,252,185	—	—		17,252,185
Utilities	2,982,434	—	—		2,982,434
Futures	179,439	—	—		179,439
Master Limited Partnership
Financials	200,818	—	—		200,818
Short-Term Investments
Investment Company	19,256,480	—	—		19,256,480
Repurchase Agreements	—	3,861,504	—		3,861,504

Total Assets	$1,667,227,216	$4,123,560	$—		$1,671,350,776

Total Liabilities	$—	$—	$—		$—

Total	$1,667,227,216	$4,123,560	$—		$1,671,350,776

(a)	Value is zero.

Fair Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Equity contracts	Receivables, Net assets – Unrealized appreciation	$179,439	*

Total		$179,439

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

See Notes to Financial Statements.

1502

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$1,989,410	$1,989,410

Total	$1,989,410	$1,989,410

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Total
Equity contracts	$23,426	$23,426

Total	$23,426	$23,426

^ This Portfolio held futures contracts as a substitute for investing in conventional securities.

The Portfolio held futures contracts with an average notional balance of approximately $5,891,000 during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$825,856,755
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$958,974,850

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$998,760,041
Aggregate gross unrealized depreciation	(11,282,247)

Net unrealized appreciation	$987,477,794

Federal income tax cost of investments in securities and derivative instruments, if applicable	$683,872,982

For the year ended December 31, 2020, the Portfolio incurred approximately $4,923 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

1503

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MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $677,159,097)	$1,667,309,833
Repurchase Agreements (Cost $3,861,504)	3,861,504
Cash	18,629,831
Receivable for securities sold	2,805,517
Dividends, interest and other receivables	530,395
Due from broker for futures variation margin	38,386
Receivable for Portfolio shares sold	37,686
Securities lending income receivable	6,691
Other assets	6,023

Total assets	1,693,225,866

LIABILITIES
Payable for securities purchased	9,692,855
Payable for return of collateral on securities loaned	3,861,504
Payable for Portfolio shares redeemed	1,070,415
Investment management fees payable	784,883
Distribution fees payable – Class IA	318,724
Administrative fees payable	171,753
Distribution fees payable – Class IB	28,522
Trustees’ fees payable	9,233
Accrued expenses	103,109

Total liabilities	16,040,998

NET ASSETS	$1,677,184,868

Net assets were comprised of:
Paid in capital	$686,800,427
Total distributable earnings (loss)	990,384,441

Net assets	$1,677,184,868

Class IA
Net asset value, offering and redemption price per share, $1,528,549,986 / 18,087,866 shares outstanding (unlimited amount authorized: $0.01 par value)	$84.51

Class IB
Net asset value, offering and redemption price per share, $137,403,215 / 1,666,553 shares outstanding (unlimited amount authorized: $0.01 par value)	$82.45

Class K
Net asset value, offering and redemption price per share, $11,231,667 / 133,004 shares outstanding (unlimited amount authorized: $0.01 par value)	$84.45

(x)	Includes value of securities on loan of $10,134,217.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends (net of $58,835 foreign withholding tax)	$12,354,497
Interest	67,506
Securities lending (net)	65,513

Total income	12,487,516

EXPENSES
Investment management fees	7,972,955
Distribution fees – Class IA	3,216,514
Administrative fees	1,742,229
Distribution fees – Class IB	285,588
Custodian fees	179,000
Printing and mailing expenses	130,608
Professional fees	94,716
Trustees’ fees	48,803
Miscellaneous	27,865

Total expenses	13,698,278

NET INVESTMENT INCOME (LOSS)	(1,210,762)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	150,936,062
Futures contracts	1,989,410

Net realized gain (loss)	152,925,472

Change in unrealized appreciation (depreciation) on:
Investments in securities	328,005,469
Futures contracts	23,426

Net change in unrealized appreciation (depreciation)	328,028,895

NET REALIZED AND UNREALIZED GAIN (LOSS)	480,954,367

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$479,743,605

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,210,762)	$9,317,831
Net realized gain (loss)	152,925,472	118,280,169
Net change in unrealized appreciation (depreciation)	328,028,895	222,182,144

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	479,743,605	349,780,144

Distributions to shareholders:
Class IA	(130,192,185)	(105,622,656)
Class IB	(11,904,354)	(9,519,572)
Class K	(948,694)	(752,664)

Total distributions to shareholders	(143,045,233)	(115,894,892)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 286,677 and 217,278 shares, respectively ]	21,187,403	13,726,404
Capital shares issued in reinvestment of dividends and distributions [ 1,590,458 and 1,614,359 shares, respectively ]	130,192,185	105,622,656
Capital shares repurchased [ (1,928,023) and (1,764,387) shares, respectively ]	(140,703,623)	(115,369,036)

Total Class IA transactions	10,675,965	3,980,024

Class IB
Capital shares sold [ 301,663 and 158,898 shares, respectively ]	20,406,406	10,086,840
Capital shares issued in reinvestment of dividends and distributions [ 149,023 and 148,790 shares, respectively ]	11,904,354	9,519,572
Capital shares repurchased [ (432,463) and (249,234) shares, respectively ]	(29,194,156)	(15,818,394)

Total Class IB transactions	3,116,604	3,788,018

Class K
Capital shares sold [ 18,508 and 21,412 shares, respectively ]	1,341,141	1,391,556
Capital shares issued in reinvestment of dividends and distributions [ 11,600 and 11,541 shares, respectively]	948,694	752,664
Capital shares repurchased [ (25,479) and (17,906) shares, respectively ]	(1,718,773)	(1,148,769)

Total Class K transactions	571,062	995,451

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	14,363,631	8,763,493

TOTAL INCREASE (DECREASE) IN NET ASSETS	351,062,003	242,648,745
NET ASSETS:
Beginning of year	1,326,122,865	1,083,474,120

End of year	$1,677,184,868	$1,326,122,865

See Notes to Financial Statements.

1505

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019		2018	2017		2016
Net asset value, beginning of year	$66.71	$54.88		$61.46	$47.22		$45.89

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.06)	0.49		0.10	0.09		0.23
Net realized and unrealized gain (loss)	25.63	17.64		0.14	14.24		1.35

Total from investment operations	25.57	18.13		0.24	14.33		1.58

Less distributions:
Dividends from net investment income	—	(0.51)		(0.09)	(0.09)		(0.25)
Distributions from net realized gains	(7.77)	(5.79)		(6.73)	—		—

Total dividends and distributions	(7.77)	(6.30)		(6.82)	(0.09)		(0.25)

Net asset value, end of year	$84.51	$66.71		$54.88	$61.46		$47.22

Total return	38.83%	33.35	%(cc)	(0.22)%	30.34	%(bb)	3.44%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,528,550	$1,210,068		$991,788	$1,085,470		$914,837
Ratio of expenses to average net assets:
After waivers (f)	0.97%	0.98%		0.98%	0.99%		1.00%
Before waivers (f)	0.97%	0.98%		0.98%	0.99%		1.00%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.09)%	0.75%		0.15%	0.16%		0.52%
Before waivers (f)	(0.09)%	0.75%		0.15%	0.16%		0.52%
Portfolio turnover rate^	60%	56%		45%	47%		63%

	Year Ended December 31,
Class IB	2020	2019		2018	2017		2016
Net asset value, beginning of year	$65.23	$53.77		$60.34	$46.36		$45.06

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.06)	0.48		0.10	0.08		0.23
Net realized and unrealized gain (loss)	25.05	17.28		0.15	13.99		1.32

Total from investment operations	24.99	17.76		0.25	14.07		1.55

Less distributions:
Dividends from net investment income	—	(0.51)		(0.09)	(0.09)		(0.25)
Distributions from net realized gains	(7.77)	(5.79)		(6.73)	—		—

Total dividends and distributions	(7.77)	(6.30)		(6.82)	(0.09)		(0.25)

Net asset value, end of year	$82.45	$65.23		$53.77	$60.34		$46.36

Total return	38.82%	33.35	%(cc)	(0.20)%	30.35	%(bb)	3.43%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$137,403	$107,518		$85,486	$88,662		$74,656
Ratio of expenses to average net assets:
After waivers (f)	0.97%	0.98%		0.98%	0.99%		1.00%
Before waivers (f)	0.97%	0.98%		0.98%	0.99%		1.00%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	(0.09)%	0.75%		0.16%	0.16%		0.51%
Before waivers (f)	(0.09)%	0.75%		0.16%	0.16%		0.51%
Portfolio turnover rate^	60%	56%		45%	47%		63%

See Notes to Financial Statements.

1506

EQ ADVISORS TRUST

MULTIMANAGER AGGRESSIVE EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019		2018	2017		2016
Net asset value, beginning of year	$66.50	$54.71		$61.29	$47.08		$45.76

Income (loss) from investment operations:
Net investment income (loss) (e)	0.12 †	0.66		0.27	0.22		0.35
Net realized and unrealized gain (loss)	25.60	17.60		0.14	14.21		1.34

Total from investment operations	25.72	18.26		0.41	14.43		1.69

Less distributions:
Dividends from net investment income	—	(0.68)		(0.26)	(0.22)		(0.37)
Distributions from net realized gains	(7.77)	(5.79)		(6.73)	—		—

Total dividends and distributions	(7.77)	(6.47)		(6.99)	(0.22)		(0.37)

Net asset value, end of year	$84.45	$66.50		$54.71	$61.29		$47.08

Total return	39.18%	33.68	%(cc)	0.05%	30.66	%(bb)	3.69%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$11,232	$8,537		$6,201	$6,560		$4,681
Ratio of expenses to average net assets:
After waivers (f)	0.72%	0.73%		0.73%	0.74%		0.75%
Before waivers (f)	0.72%	0.73%		0.73%	0.74%		0.75%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.16%	1.02%		0.41%	0.41%		0.77%
Before waivers (f)	0.16%	1.02%		0.41%	0.41%		0.77%
Portfolio turnover rate^	60%	56%		45%	47%		63%
^	Portfolio turnover rate excludes derivatives, if any.
†

The amount shown for a share outstanding throughout the period does not accord with the aggregate net income and/or gain on investments for that period because of the timing of sales and repurchases of the Portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(bb)	Includes a litigation payment. Without this payment, the total return would have been 29.90% for Class IA, 29.89% for Class IB and 30.23% for Class K.
(cc)	Includes income resulting from a litigation payment. Without this income, the total return would have been 33.27% for Class IA, 33.27% for Class IB and 33.60% for Class K.

See Notes to Financial Statements.

1507

MULTIMANAGER CORE BOND PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	BlackRock Financial Management, Inc.

➢	DoubleLine Capital LP

➢	Pacific Investment Management Company LLC (“PIMCO”)

➢	SSGA Funds Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	6.31%	3.73%	3.15%
Portfolio – Class IB Shares	6.29	3.74	3.13
Portfolio – Class K Shares*	6.46	3.99	3.09
Bloomberg Barclays U.S. Aggregate Bond Index	7.51	4.44	13.84

* Date of inception 8/26/11. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 6.29% for the year ended December 31, 2020. This compares to the Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 7.51% over the same period.

Portfolio Highlights

What helped performance during the year:

•

Positioning and security selection in investment grade credit contributed to the Portfolio’s active performance over the year. After the first quarter, risk markets performed well, driven by support from the Federal Reserve (Fed) and the easing of lockdown measures over the summer. Optimism around the vaccine later in the year drove the market rather than the onslaught of poor economic data earlier in the year and the increasing spread of the virus.

•	Duration positioning was also a contributor to the Portfolio’s active performance.

•	Positioning and security selection in Agency residential mortgage-backed securities (RMBS) also contributed to active performance.

•	Non-Agency RMBS was another top performer as credit trends for this sector generally surprised investors to the upside over the course of the year.

What hurt performance during the year:

•	Allocation to Treasury Inflation-Protected Securities (TIPS) detracted from performance as it was a volatile year for risk assets.

•	The Portfolio’s overweight positioning in U.S. Municipals detracted.

•

Security selection in commercial mortgage-backed securities detracted from the Portfolio’s active performance. Generally, these assets were especially impacted by the COVID-related lockdowns as the travel and leisure segments of the economy were completely shut down in many parts of the U.S. and the world.

•	Country selection in the Eurozone was an overall negative for the period.

How derivatives contributed/detracted from performance during the year:

•

U.S. duration strategies, which were partially facilitated through the use of futures and options, added to performance. Outside the U.S., duration exposure and country selection in the Eurozone, partially facilitated through the use of futures, detracted from performance. Currency exposure, partially facilitated through the use of currency forwards, also detracted from performance.

1508

MULTIMANAGER CORE BOND PORTFOLIO (Unaudited)

•

Derivatives are used in the portfolio as a means to gain or decrease exposure to securities, markets, or sectors, as a substitute for exposure that may not otherwise be accessible through the use of cash bonds, for purposes of liquidity, or to take advantage of anticipated changes in market volatility.

Portfolio Characteristics As of December 31, 2020
Weighted Average Life (Years)	6.15
Weighted Average Coupon (%)	2.70
Weighted Average Effective Duration (Years)*	4.65
Weighted Average Rating**	AA-

* Effective duration is a measure of the price sensitivity of the Portfolio to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of December 31, 2020	% of Net Assets
U.S. Treasury Obligations	27.3%
Mortgage-Backed Securities	19.0
Collateralized Mortgage Obligations	9.6
Financials	9.5
Asset-Backed Securities	7.0
Foreign Government Securities	6.5
Commercial Mortgage-Backed Securities	4.7
Information Technology	2.8
Industrials	2.4
U.S. Government Agency Securities	2.4
Health Care	2.2
Utilities	2.1
Communication Services	1.9
Real Estate	1.9
Energy	1.8
Consumer Discretionary	1.5
Consumer Staples	1.4
Investment Companies	0.9
Supranational	0.7
Municipal Bonds	0.4
Materials	0.4
Repurchase Agreements	0.2
U.S. Government Agency Security	0.0 #
Options Purchased	0.0 #
Cash and Other	(6.6)

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

1509

MULTIMANAGER CORE BOND PORTFOLIO (Unaudited)

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,015.00	$4.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.61	4.57
Class IB
Actual	1,000.00	1,015.00	4.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.61	4.57
Class K
Actual	1,000.00	1,016.30	3.29
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.87	3.30

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 0.90%, 0.90% and 0.65%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

1510

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (7.0%)
522 Funding CLO Ltd.,
Series 2018-3A A 1.448%, 10/20/31 (l)§		$500,000	$499,793
AASET Trust,
Series 2020-1A A 3.351%, 1/16/40§		950,864	895,056
ACE Securities Corp. Home Equity Loan Trust,
Series 2007-HE1 A2C 0.320%, 1/25/37 (l)		1,711,332	1,261,870
Air Canada Pass-Through Trust,
Series 2013-1 A 4.125%, 5/15/25§		259,794	246,382
Series 2015-2 B 5.000%, 12/15/23§		17,400	17,083
Series 2017-1 AA 3.300%, 1/15/30§		17,952	17,514
American Airlines Pass-Through Trust,
Series 2013-1 A 4.000%, 7/15/25		272,370	230,029
Series 2015-2 AA 3.600%, 9/22/27		94,423	92,644
Series 2015-2 B 4.400%, 9/22/23		110,160	88,919
Series 2016-1 B 5.250%, 1/15/24		1,237	1,047
Series 2016-2 B 4.375%, 6/15/24§		38,400	29,768
Series 2016-3 AA 3.000%, 10/15/28		250,666	244,072
Series 2017-1 B 4.950%, 2/15/25		10,448	8,833
Series 2019-1 AA 3.150%, 2/15/32		72,392	70,019
Series 2019-1 B 3.850%, 2/15/28		75,194	62,921
AMSR Trust,
Series 2019-SFR1 E 3.471%, 1/19/39§		3,000,000	3,029,358
Arbor Realty Collateralized Loan Obligation Ltd.,
Series 2020-FL1 B 1.959%, 2/15/35 (l)§		145,000	142,158
Arbor Realty Commercial Real Estate Notes Ltd.,
Series 2019-FL1 B 1.859%, 5/15/37 (l)§		145,000	142,180
Atlas Senior Loan Fund X Ltd.,
Series 2018-10A A 1.327%, 1/15/31 (l)§		491,101	486,525
B2R Mortgage Trust,
Series 2016-1 A 2.567%, 6/15/49§		215,475	215,202
BDS Ltd.,
Series 2019-FL4 B 1.902%, 8/15/36 (l)§		145,000	141,802
Cent CLO 19 Ltd.,
Series 2013-19A A1A 1.543%, 10/29/25 (l)§		59,110	59,121
CIFC Funding Ltd.,
Series 2015-5A A1R 1.075%, 10/25/27 (l)§		586,269	584,663
CLI Funding VI LLC,
Series 2019-1A A 3.710%, 5/18/44§		420,959	429,202
CLNC Ltd.,
Series 2019-FL1 B 2.052%, 8/20/35 (l)§		145,000	142,078
Cork Street CLO Designated Activity Co.,
Series 1A A1BE 0.760%, 11/27/28 (l)§	EUR	453,585	554,319
Crown Castle Towers LLC,
3.222%, 5/15/22§		$400,000	402,282
CSAB Mortgage-Backed Trust,
Series 2007-1 1A1A 5.898%, 5/25/37 (l)		5,699,078	2,089,194
CSMC Trust,
Series 2019-JR1 A1 4.095%, 9/27/66 (l)§		1,396,634	1,402,378
Delta Air Lines Pass-Through Trust,
Series 2020-1 AA 2.000%, 6/10/28		48,505	48,404
Domino’s Pizza Master Issuer LLC,
Series 2019-1A A2 3.668%, 10/25/49§		495,000	524,306
Dorchester Park CLO DAC,
Series 2015-1A AR 1.118%, 4/20/28 (l)§		453,853	453,090
Doric Nimrod Air Alpha Pass-Through Trust,
Series 2013-1 A 5.250%, 5/30/23§		486,719	444,613
Driver Australia Five Trust,
Series 5 A 0.940%, 7/21/26 (l)(m)	AUD	176,638	136,031
Earnest Student Loan Program LLC,
Series 2016-C A2 2.680%, 7/25/35§		$159,969	161,932
Elevation CLO Ltd.,
Series 2018-9A A1 1.357%, 7/15/31 (l)§		500,000	495,392
Elm Park CLO DAC,
Series 1A A1R 0.620%, 4/16/29 (l)§	EUR	478,059	583,985
Evans Grove CLO Ltd.,
Series 2018-1A A1 1.144%, 5/28/28 (l)§		$422,686	419,532
FHLMC UMBS,
3.000%, 8/1/50		395,105	431,430
GMF Floorplan Owner Revolving Trust,
Series 2018-2 A2 0.539%, 3/15/23 (l)§		600,000	600,315
Greystone CRE Notes Ltd.,
Series 2019-FL2 B 1.759%, 9/15/37 (l)§		145,000	143,381
GSAA Home Equity Trust,
Series 2006-5 2A1 0.285%, 3/25/36 (l)		12,525	5,752
Series 2007-10 A2A
6.500%, 11/25/37		2,158,180	1,447,334
Series 2007-8 A2
0.500%, 8/25/37 (l)		268,793	261,769
Helios Issuer LLC,
Series 2020-AA A
2.980%, 6/20/47§		414,995	427,673

See Notes to Financial Statements.

1511

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
HSI Asset Securitization Corp. Trust,
Series 2006-HE1 1A1
0.285%, 10/25/36 (l)	$8,410,619	$3,478,659
Invitation Homes Trust,
Series 2018-SFR3 A
1.153%, 7/17/37 (l)§	109,741	108,765
Jamestown CLO IV Ltd.,
Series 2014-4A A1CR
0.927%, 7/15/26 (l)§	23,230	23,227
Jamestown CLO VI-R Ltd.,
Series 2018-6RA A1
1.365%, 4/25/30 (l)§	500,000	498,838
JetBlue Pass-Through Trust,
Series 2020-1A A
4.000%, 11/15/32	700,000	752,550
JMP Credit Advisors CLO IIIR Ltd.,
Series 2014-1RA A
1.068%, 1/17/28 (l)§	443,483	439,994
Labrador Aviation Finance Ltd.,
Series 2016-1A A1
4.300%, 1/15/42§	2,288,704	2,163,156
Latam Airlines Pass-Through Trust,
Series 2015-1 B
4.500%, 11/15/23	293,130	155,359
Lendmark Funding Trust,
Series 2019-2A A
2.780%, 4/20/28§	218,000	223,733
LoanCore Issuer Ltd.,
Series 2018-CRE1 A
1.289%, 5/15/28 (l)§	273,662	272,711
Series 2019-CRE2 AS
1.659%, 5/15/36 (l)§	246,000	244,378
Series 2019-CRE2 B
1.859%, 5/15/36 (l)§	145,000	141,525
Long Beach Mortgage Loan Trust,
Series 2006-9 2A2
0.255%, 10/25/36 (l)	3,020,614	1,310,734
Loomis Sayles CLO II Ltd.,
Series 2015-2A A1R
1.137%, 4/15/28 (l)§	504,726	502,596
LP Credit Card ABS Master Trust,
Series 2018-1 A
1.740%, 8/20/24 (l)§	412,293	426,126
Marathon CLO V Ltd.,
Series 2013-5A A1R
1.083%, 11/21/27 (l)§	371,616	368,368
Mariner Finance Issuance Trust,
Series 2020-AA A
2.190%, 8/21/34§	100,000	101,439
Merrill Lynch Mortgage Investors Trust,
Series 2006-HE4 A1
0.465%, 7/25/37 (l)	3,984,732	2,786,381
Midocean Credit CLO IX,
Series 2018-9A A1
1.368%, 7/20/31 (l)§	500,000	497,683
Midocean Credit CLO VIII,
Series 2018-8A A1
1.374%, 2/20/31 (l)§	500,000	498,439
Monarch Grove CLO Ltd.,
Series 2018-1A A1
1.095%, 1/25/28 (l)§	306,748	304,444
Mountain Hawk III CLO Ltd.,
Series 2014-3A AR
1.418%, 4/18/25 (l)§	50,611	50,594
MP CLO IV Ltd.,
Series 2013-2A ARR
1.495%, 7/25/29 (l)§	500,000	497,884
NLY Commercial Mortgage Trust,
Series 2019-FL2 B
2.059%, 2/15/36 (l)§	145,000	142,938
Nomura Home Equity Loan, Inc. Home Equity Loan Trust,
Series 2007-1 2A1A
0.470%, 2/25/37 (l)	1,729,328	1,645,405
Northwoods Capital XI-B Ltd.,
Series 2018-11BA A1
1.318%, 4/19/31 (l)§	492,590	488,105
NRZ Excess Spread-Collateralized Notes,
Series 2020-PLS1 A
3.844%, 12/25/25§	1,300,000	1,300,480
Octagon Investment Partners XXIII Ltd.,
Series 2015-1A A1R
1.087%, 7/15/27 (l)§	343,037	341,716
OFSI Fund IX Ltd.,
Series 2018-1A A
1.387%, 7/15/31 (l)§	500,000	495,981
OneMain Direct Auto Receivables Trust,
Series 2018-1A A
3.430%, 12/16/24§	297,513	300,478
OneMain Financial Issuance Trust,
Series 2017-1A A1
2.370%, 9/14/32§	187,846	188,218
Series 2019-2A A
3.140%, 10/14/36§	210,000	226,685
Series 2020-1A A
3.840%, 5/14/32§	160,000	168,657
Pennsylvania Higher Education Assistance Agency,
Series 2009-1 A1
1.115%, 7/25/29 (l)	137,230	137,323
PPM CLO Ltd.,
Series 2018-1A A
1.387%, 7/15/31 (l)§	500,000	495,998
Pretium Mortgage Credit Partners I LLC,
Series 2020-NPL3 A1
3.105%, 6/27/60 (e)§	2,222,699	2,223,813
Primose Funding LLC,
Series 2019-1A A2
4.475%, 7/30/49§	247,500	255,677
PRPM LLC,
Series 2019-3A A1
3.351%, 7/25/24 (e)§	2,800,584	2,810,112
RASC Trust,
Series 2007-EMX1 A13
0.348%, 1/25/37 (l)	1,894,005	1,718,411
Rockford Tower CLO Ltd.,
Series 2018-1A A
1.324%, 5/20/31 (l)§	500,000	498,496
Santander Drive Auto Receivables Trust,
Series 2020-2 A2A
0.620%, 5/15/23	447,577	447,964
SAPPHIRE AVIATION FINANCE II Ltd.,
Series 2020-1A A
3.228%, 3/15/40§	450,929	436,548

See Notes to Financial Statements.

1512

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
SBA Tower Trust (REIT),
1.884%, 1/15/26§	$1,000,000	$1,025,337
Scholar Funding Trust,
Series 2013-A A
0.798%, 1/30/45 (l)§	117,018	115,277
Securitized Asset-Backed Receivables LLC Trust,
Series 2006-FR4 A2B
0.315%, 8/25/36 (l)	2,511,198	1,092,774
SLM Private Credit Student Loan Trust,
Series 2006-A A5
0.506%, 6/15/39 (l)	175,277	168,458
Series 2006-B A5
0.487%, 12/15/39 (l)	63,174	60,747
SLM Private Education Loan Trust,
Series 2010-C A5
4.909%, 10/15/41 (l)§	249,000	269,598
SLM Student Loan Trust,
Series 2005-7 A4
0.365%, 10/25/29 (l)	268,440	266,002
SMB Private Education Loan Trust,
Series 2015-B B
3.500%, 12/17/40§	100,000	103,792
Series 2020-PTA A2A
1.600%, 9/15/54§	260,000	259,961
SoFi Professional Loan Program LLC,
Series 2016-D A1
1.095%, 1/25/39 (l)§	68,762	68,818
Series 2017-F BFX
3.620%, 1/25/41§	1,000,000	1,016,395
Sound Point CLO XXI Ltd.,
Series 2018-3A A1A
1.395%, 10/26/31 (l)§	500,000	499,504
Sounds Point CLO IV-R Ltd.,
Series 2013-3RA A
1.368%, 4/18/31 (l)§	500,000	497,166
Steele Creek CLO Ltd.,
Series 2014-1RA A
1.279%, 4/21/31 (l)§	500,000	495,967
Sudbury Mill CLO Ltd.,
Series 2013-1A A1R
1.368%, 1/17/26 (l)§	74,148	74,108
Series 2013-1A A2R
1.388%, 1/17/26 (l)§	74,148	74,121
Symphony CLO XVII Ltd.,
Series 2016-17A AR
1.117%, 4/15/28 (l)§	569,398	568,218
Telos CLO Ltd.,
Series 2014-5A A1R
1.168%, 4/17/28 (l)§	435,462	433,133
Textainer Marine Containers VII Ltd.,
Series 2019-1A A
3.960%, 4/20/44§	650,000	657,265
TICP CLO II-2 Ltd.,
Series 2018-IIA A1
1.058%, 4/20/28 (l)§	543,538	541,950
TICP CLO III-2 Ltd.,
Series 2018-3R A
1.058%, 4/20/28 (l)§	383,932	382,906
Towd Point Mortgage Trust,
Series 2019-1 M1
3.750%, 3/25/58 (l)§	1,500,000	1,655,350
TRTX Issuer Ltd.,
Series 2019-FL3 AS
1.603%, 10/15/34 (l)§	250,000	249,229
Turkish Airlines Pass-Through Trust,
Series 2015-1 A
4.200%, 3/15/27§	597,374	487,143
Union Pacific Railroad Co. Pass-Through Trust,
Series 2014-1
3.227%, 5/14/26	69,043	76,075
United Airlines Pass-Through Trust,
Series 2014-1 A
4.000%, 4/11/26	139,328	138,531
Series 2015-1 AA
3.450%, 12/1/27	11,736	11,565
Series 2016-2 AA
2.875%, 10/7/28	16,828	16,669
Series 2016-2 B
3.650%, 10/7/25	3,715	3,600
Series 2019-1 AA
4.150%, 8/25/31	432,853	432,835
Series 2020-1 A
5.875%, 10/15/27	940,000	1,012,850
United States Small Business Administration,
Series 2004-20A 1
4.930%, 1/1/24	5,519	5,771
Series 2004-20C 1
4.340%, 3/1/24	74,073	78,170
Series 2005-20B 1
4.625%, 2/1/25	8,010	8,476
Series 2008-20G 1
5.870%, 7/1/28	110,378	122,509
Upstart Securitization Trust,
Series 2020-2 A
2.309%, 11/20/30§	367,924	368,118
Vantage Data Centers Issuer LLC,
Series 2019-1A A2
3.188%, 7/15/44§	740,000	774,440
VCAT LLC,
Series 2019-NPL2 A1
3.573%, 11/25/49 (l)§	601,045	602,531
Venture XII CLO Ltd.,
Series 2012-12A ARR
1.024%, 2/28/26 (l)§	302,739	301,721
Venture XVI CLO Ltd.,
Series 2014-16A ARR
1.087%, 1/15/28 (l)§	471,297	469,473
Venture XVII CLO Ltd.,
Series 2014-17A ARR
1.117%, 4/15/27 (l)§	461,112	459,255
Vericrest Opportunity Loan Trust,
Series 2019-NPL2 A1
3.967%, 2/25/49 (e)§	242,426	244,205
Series 2020-NPL5 A1A
2.981%, 3/25/50 (e)§	865,527	865,793
Vibrant CLO X Ltd.,
Series 2018-10A A1
1.418%, 10/20/31 (l)§	500,000	496,893
VOLT LXXXIII LLC,
Series 2019-NPL9 A1A
3.327%, 11/26/49 (e)§	577,708	579,199

See Notes to Financial Statements.

1513

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
VOLT LXXXV LLC,
Series 2020-NPL1 A1A
3.228%, 1/25/50 (e)§		$2,220,348	$2,227,380
VOLT LXXXVII LLC,
Series 2020-NPL3 A1A
2.981%, 2/25/50 (e)§		605,741	607,444
VR Funding LLC,
Series 2020-1A A
2.790%, 11/15/50§		974,770	936,890
WhiteHorse X Ltd.,
Series 2015-10A A1R
1.148%, 4/17/27 (l)§		153,607	153,087

Total Asset-Backed Securities			72,398,638

Collateralized Mortgage Obligations (9.6%)
Alternative Loan Trust,
Series 2006-OA22 A1
0.305%, 2/25/47 (l)		39,425	35,885
Series 2006-OA6 1A2
0.565%, 7/25/46 (l)		24,122	22,422
Series 2007-OH1 A1D
0.358%, 4/25/47 (l)		41,751	30,779
American Home Mortgage Investment Trust,
Series 2006-1 2A1
2.007%, 12/25/35 (l)		4,654,221	1,683,698
Angel Oak Mortgage Trust I LLC,
Series 2019-4 A3
3.301%, 7/26/49 (l)§		87,387	86,709
Bear Stearns ALT-A Trust,
Series 2006-4 31A1
3.178%, 7/25/36 (l)		1,681,913	1,312,654
Bear Stearns ARM Trust,
Series 2004-8 11A2
2.897%, 11/25/34 (l)		222,528	211,700
Series 2005-1 2A1
3.328%, 3/25/35 (l)		151,741	148,543
Chase Mortgage Finance Trust,
Series 2007-S3 1A12
6.000%, 5/25/37		1,889,700	1,317,665
CHL Mortgage Pass-Through Trust,
Series 2005-17 1A6
5.500%, 9/25/35		588,831	585,269
Series 2005-24 A1
5.500%, 11/25/35		426,078	350,238
Citigroup Mortgage Loan Trust,
Series 2019-B A1
3.258%, 4/25/66 (l)§		1,736,871	1,772,804
CitiMortgage Alternative Loan Trust,
Series 2006-A4 1A8
6.000%, 9/25/36		1,749,201	1,707,932
COLT Mortgage Loan Trust,
Series 2020-3 A3
2.380%, 4/27/65 (l)§		83,883	84,105
CSMC Trust,
Series 2011-17R 1A2
5.750%, 2/27/37§		1,356,235	1,371,327
Eurohome UK Mortgages plc,
Series 2007-1 A
0.193%, 6/15/44 (l)(m)	GBP	299,646	397,733
EuroMASTR plc,
Series 2007-1V A2
0.243%, 6/15/40 (l)(m)		$199,602	256,917
Eurosail-UK plc,
Series 2007-4X A3
0.991%, 6/13/45 (l)(m)		557,312	754,701
FHLMC,
Series 2708 ZD
5.500%, 11/15/33		1,126,342	1,289,984
Series 4116 AP
1.350%, 8/15/42		1,887,814	1,896,088
Series 4316 BZ
3.000%, 3/15/44		4,982,293	5,450,564
Series 4430 NZ
3.000%, 1/15/45		2,387,927	2,635,458
Series 4438 B
3.000%, 10/15/43		687,535	708,327
Series 4440 ZD
2.500%, 2/15/45		6,940,967	7,340,736
Series 4499 AB
3.000%, 6/15/42		937,820	958,343
Series 4610 KA
2.500%, 5/15/39		1,243,199	1,256,653
Series 4624 GA
2.500%, 4/15/40		563,297	567,338
Series 4750 PA
3.000%, 7/15/46		1,723,684	1,774,382
Series 4791 JT
3.000%, 5/15/48		1,713,925	1,783,774
Series 4989 FA
0.499%, 8/15/40 (l)		351,302	351,729
Series 4989 FB
0.499%, 10/15/40 (l)		264,551	264,862
First Horizon Alternative Mortgage Securities Trust,
Series 2007-FA3 A8
6.000%, 6/25/37		844,854	528,742
FNMA,
Series 2012-103 ZP
3.000%, 9/25/42		962,797	1,003,033
Series 2012-150 KA
1.750%, 1/25/43		2,796,636	2,851,856
Series 2013-123 PZ
2.700%, 3/25/43		4,892,682	5,095,093
Series 2015-11 A
3.000%, 5/25/34		1,003,967	1,050,419
Series 2016-55 EA
1.750%, 7/25/43		3,604,569	3,682,341
Series 2016-72 PA
3.000%, 7/25/46		1,619,831	1,665,266
Series 2016-81 PA
3.000%, 2/25/44		1,059,257	1,091,843
Series 2017-4 CH
3.000%, 6/25/42		437,804	439,859
Series 2017-79 VB
3.000%, 1/25/38		3,600,000	3,665,404
Series 2020-77 S
4.068%, 11/25/50IO IO (l)		9,368,003	1,166,013
GCAT Trust,
Series 2019-NQM3 M1
3.450%, 11/25/59 (l)§		500,000	493,914

See Notes to Financial Statements.

1514

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
GMACM Mortgage Loan Trust,
Series 2005-AF2 A1
6.000%, 12/25/35		$678,337	$642,171
GNMA,
Series 2013-116 LS
5.998%, 8/20/43IO IO (l)		1,485,602	304,794
Series 2013-26 MS
6.098%, 2/20/43IO IO (l)		1,429,227	288,533
Series 2014-20 TS
5.948%, 2/20/44IO IO (l)		1,424,121	268,779
Series 2015-H15 FC
0.720%, 6/20/65 (l)		317,445	319,127
Series 2015-H16 FM
0.740%, 7/20/65 (l)		488,705	490,262
Series 2015-H18 FB
0.740%, 7/20/65 (l)		292,136	293,773
Series 2015-H19 FK
0.740%, 8/20/65 (l)		592,238	595,523
Series 2015-H20 FB
0.740%, 8/20/65 (l)		344,555	346,569
Series 2015-H20 FC
0.760%, 8/20/65 (l)		1,358,990	1,367,727
Series 2015-H22 FC
0.740%, 9/20/65 (l)		659,045	662,961
Series 2015-H29 FA
0.840%, 10/20/65 (l)		9,582	9,624
Series 2016-H11 F
0.940%, 5/20/66 (l)		371,416	376,308
Series 2016-H14 FA
0.940%, 6/20/66 (l)		386,003	391,104
Series 2016-H15 FA
0.940%, 7/20/66 (l)		444,490	450,101
Great Hall Mortgages No. 1 plc,
Series 2007-2X AC
0.366%, 6/18/39 (l)(m)		404,402	393,744
GSR Mortgage Loan Trust,
Series 2005-AR6 2A1
3.201%, 9/25/35 (l)		37,680	38,795
Series 2006-AR2 2A1
3.144%, 4/25/36 (l)		52,309	43,013
HarborView Mortgage Loan Trust,
Series 2004-10 3A1A
2.776%, 1/19/35 (l)		189,133	197,337
Hawksmoor Mortgages,
Series 2019-1A A
1.104%, 5/25/53 (l)§	GBP	1,775,673	2,433,713
Homeward Opportunities Fund Trust,
Series 2020-BPL1 A1
3.228%, 8/25/25 (e)§		$1,200,000	1,199,892
Impac CMB Trust,
Series 2003-8 2A1
1.048%, 10/25/33 (l)		436	435
IndyMac IMSC Mortgage Loan Trust,
Series 2007-AR1 2A1
3.124%, 6/25/37 (l)		994,197	806,142
IndyMac INDX Mortgage Loan Trust,
Series 2007-FLX1 A4
0.415%, 2/25/37 (l)		1,311,542	1,019,997
JP Morgan Alternative Loan Trust,
Series 2008-R2 A1
6.000%, 11/25/36§		1,433,324	1,150,138
JP Morgan Mortgage Trust,
Series 2005-S3 1A2
5.750%, 1/25/36		830,666	581,584
Series 2006-A3 6A1
3.016%, 8/25/34 (l)		24,710	24,214
Series 2007-A1 3A3
3.468%, 7/25/35 (l)		31,736	31,765
Series 2017-3 1A6
3.000%, 8/25/47 (l)§		34,060	34,139
Legacy Mortgage Asset Trust,
Series 2020-GS4 A1
3.250%, 2/25/60 (e)§		1,041,487	1,059,789
Ludgate Funding plc,
Series 2007-1 A2A
0.221%, 1/1/61 (l)(m)	GBP	108,788	141,265
Series 2008-W1X A1
0.660%, 1/1/61 (l)(m)		276,679	368,564
MASTR Alternative Loan Trust,
Series 2005-2 5A1
6.500%, 12/25/34		$67,642	72,488
Merrill Lynch Mortgage Investors Trust MLMI,
Series 2003-A1 3A
1.757%, 12/25/32 (l)		7,346	7,105
Morgan Stanley Residential Mortgage Loan Trust,
Series 2020-RPL1 A1
2.693%, 10/25/60 (l)§		1,444,644	1,449,511
Mortgage Loan Resecuritization Trust,
Series 2009-RS1 A85
0.495%, 4/16/36 (l)§		328,201	293,249
MortgageIT Trust,
Series 2005-4 A1
0.710%, 10/25/35 (l)		199,464	202,482
New Residential Mortgage Loan Trust,
Series 2015-1A A1
3.750%, 5/28/52 (l)§		412,140	438,908
Series 2018-RPL1 A1
3.500%, 12/25/57 (l)§		635,884	673,464
Nomura Asset Acceptance Corp. Alternative Loan Trust,
Series 2006-AP1 A2
5.515%, 1/25/36 (l)		3,515,515	1,508,418
Series 2006-AP1 A5
5.559%, 1/25/36 (e)		2,642,821	1,133,871
Nomura Resecuritization Trust,
Series 2014-7R 2A3
0.350%, 12/26/35 (l)§		13,625	13,608
PRPM,
Series 2019-GS1 A1
3.500%, 10/25/24 (l)§		1,326,547	1,342,647
PRPM LLC,
Series 2020-3 A1
2.857%, 9/25/25 (e)§		1,130,465	1,139,671
RBSSP Resecuritization Trust,
Series 2009-12 18A1
2.145%, 12/25/35 (l)§		26,113	26,133
Reperforming Loan REMIC Trust,
Series 2005-R2 1AF1
0.488%, 6/25/35 (l)§		51,633	48,412
Series 2006-R1 AF1
0.490%, 1/25/36 (l)§		165,892	158,614
Residential Asset Securitization Trust,
Series 2006-A12 A2
6.250%, 11/25/36		3,054,643	1,775,012

See Notes to Financial Statements.

1515

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Series 2006-A9CB A7
6.000%, 9/25/36		$4,125,209	$2,193,097
Resloc UK plc,
Series 2007-1X A3B
0.201%, 12/15/43 (l)(m)	GBP	112,967	147,837
RFMSI Series Trust,
Series 2006-S10 1A1
6.000%, 10/25/36		654,196	631,885
RFMSI Trust,
Series 2006-SA2 3A1
4.764%, 8/25/36 (l)		496,488	457,688
Sequoia Mortgage Trust,
Series 10 2A1
0.912%, 10/20/27 (l)		1,465	1,421
Series 2003-4 2A1
0.852%, 7/20/33 (l)		10,630	10,341
Series 6 A
0.790%, 4/19/27 (l)		97,018	94,791
Starwood Mortgage Residential Trust,
Series 2020-1 M1
2.878%, 2/25/50 (l)§		2,500,000	2,500,400
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-4 2A
2.761%, 4/25/34 (l)		260,105	268,492
Series 2005-19XS 2A1
0.445%, 10/25/35 (l)		180,673	180,794
Structured Asset Mortgage Investments II Trust,
Series 2005-AR5 A1
0.650%, 7/19/35 (l)		29,994	28,750
Toorak Mortgage Corp. Ltd.,
Series 2020-1 A2
3.228%, 3/25/23 (e)§		1,200,000	1,163,663
Towd Point Mortgage Funding,
Series 2019-A13A A1
0.953%, 7/20/45 (l)§	GBP	907,890	1,239,892
Towd Point Mortgage Funding 2020-Auburn 14 plc,
Series 2020-A14X A
0.954%, 5/20/45 (l)(m)		1,447,125	1,973,780
Trinity Square plc,
Series 2015-1A A
1.196%, 7/15/51(l)§		121,032	165,712
Uropa Securities plc,
Series 2007-1 A3A
0.246%, 10/10/40 (l)(m)		655,580	855,107

Total Collateralized Mortgage Obligations			99,672,227

Commercial Mortgage-Backed Securities (4.7%)
1211 Avenue of the Americas Trust,
Series 2015-1211 C
4.142%, 8/10/35 (l)§		$100,000	106,090
Series 2015-1211 D
4.142%, 8/10/35 (l)§		100,000	102,625
20 Times Square Trust,
Series 2018-20TS B
3.100%, 5/15/35 (l)§		268,000	267,428
245 Park Avenue Trust,
Series 2017-245P XA
0.149%, 6/5/37 IO (l)§		1,000,000	10,550
280 Park Avenue Mortgage Trust,
Series 2017-280P D
1.695%, 9/15/34 (l)§		200,000	196,016
A10 Bridge Asset Financing LLC,
Series 2020-C A
2.021%, 8/15/40§		651,835	651,786
AOA Mortgage Trust,
Series 2015-1177 C
3.010%, 12/13/29 (l)§		200,000	198,117
Ashford Hospitality Trust,
Series 2018-ASHF D
2.259%, 4/15/35 (l)§		16,000	14,430
Series 2018-KEYS A
1.159%, 6/15/35 (l)§		600,000	572,071
Atrium Hotel Portfolio Trust,
Series 2017-ATRM D
2.109%, 12/15/36 (l)§		290,000	241,462
Series 2017-ATRM E
3.209%, 12/15/36 (l)§		224,000	173,866
BAMLL Commercial Mortgage Securities Trust,
Series 2016-ISQ C
3.606%, 8/14/34 (l)§		100,000	101,924
Series 2017-SCH AF
1.159%, 11/15/33 (l)§		100,000	95,445
Series 2017-SCH CL
1.659%, 11/15/32 (l)§		100,000	85,841
Series 2017-SCH DL
2.159%, 11/15/32 (l)§		100,000	79,532
Series 2018-DSNY C
1.509%, 9/15/34 (l)§		100,000	96,765
Series 2018-DSNY D
1.859%, 9/15/34 (l)§		200,000	189,351
Banc of America Commercial Mortgage Trust,
Series 2015-UBS7 B
4.359%, 9/15/48 (l)		350,000	350,210
Series 2017-BNK3 XB
0.628%, 2/15/50 IO (l)		1,000,000	35,672
Bancorp Commercial Mortgage Trust,
Series 2019-CRE5 B
1.659%, 3/15/36 (l)§		234,000	229,199
BANK,
Series 2017-BNK4 C
4.372%, 5/15/50 (l)		300,000	319,626
Series 2017-BNK6 XA
0.823%, 7/15/60 IO (l)		3,456,989	140,242
Series 2017-BNK9 A4
3.538%, 11/15/54		50,000	57,056
Series 2018-BN10 XA
0.732%, 2/15/61 IO (l)		3,709,498	162,479
Series 2019-BN19 AS
3.446%, 8/15/61		249,000	279,796
Series 2019-BN20 AS
3.243%, 9/15/62 (l)		310,000	345,488
Series 2019-BN20 XA
0.838%, 9/15/62 IO (l)		159,163	9,660
Series 2019-BN20 XB
0.362%, 9/15/62 IO (l)		530,000	15,674
Series 2019-BN21 A5
2.851%, 10/17/52		20,000	22,134
Series 2020-BN25 AS
2.841%, 1/15/63		22,000	23,580
Series 2020-BN25 B
3.043%, 1/15/63 (l)		310,000	331,406

See Notes to Financial Statements.

1516

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Series 2020-BN28 D
2.500%, 3/15/63§	$120,000	$103,620
Series 2020-BN30 XB
0.724%, 12/10/53 IO (l)	5,331,000	330,897
BBCCRE Trust,
Series 2015-GTP A
3.966%, 8/10/33§	900,000	959,320
BBCMS Mortgage Trust,
Series 2017-DELC C
1.359%, 8/15/36 (l)§	53,000	51,747
Series 2017-DELC D
1.859%, 8/15/36 (l)§	60,000	57,378
Series 2017-DELC E
2.659%, 8/15/36 (l)§	122,000	115,449
Series 2017-DELC F
3.659%, 8/15/36 (l)§	121,000	104,508
Series 2018-TALL A
0.881%, 3/15/37 (l)§	15,000	14,781
Series 2018-TALL D
1.607%, 3/15/37 (l)§	40,000	38,414
Series 2019-BWAY D
2.319%, 11/15/34 (l)§	30,000	28,191
Series 2020-C6 A4
2.639%, 2/15/53	56,000	61,248
BBCMS MORTGAGE TRUST,
Series 2017-C1 B
4.089%, 2/15/50	100,000	108,737
BBCMS Trust,
Series 2015-SRCH A1
3.312%, 8/10/35§	96,034	102,290
Series 2015-SRCH XA
0.952%, 8/10/35 IO (l)§	991,153	46,322
Series 2018-CBM A
1.159%, 7/15/37 (l)§	223,000	219,186
BB-UBS Trust,
Series 2012-SHOW XA
0.596%, 11/5/36 IO (l)§	2,277,000	48,709
Bear Stearns Commercial Mortgage Securities Trust,
Series 2005-PWR7 B
5.214%, 2/11/41 (l)	28,774	28,766
Series 2007-T26 AM
5.432%, 1/12/45 (l)	9,934	9,838
Benchmark Mortgage Trust,
Series 2018-B3 D
3.056%, 4/10/51 (l)§	10,000	9,309
Series 2018-B5 A3
3.944%, 7/15/51	60,000	69,998
Series 2019-B10 3CCA
3.899%, 3/15/62 (l)§	60,000	63,545
Series 2019-B13 XA
1.132%, 8/15/57 IO (l)	774,887	58,041
Series 2019-B9 A5
4.016%, 3/15/52	700,000	832,006
Series 2019-B9 XA
1.044%, 3/15/52 IO (l)	994,238	72,146
Series 2020-B16 C
3.536%, 2/15/53 (l)	10,000	10,394
Series 2020-B16 D
2.500%, 2/15/53§	29,000	25,641
Series 2020-B16 XA
0.928%, 2/15/53 IO (l)	3,950,431	280,342
Series 2020-B17 XB
0.531%, 3/15/53 IO (l)	1,000,000	40,680
Series 2020-B20 XA
1.628%, 10/15/53 IO (l)	339,826	39,154
Series 2020-B21 XA
1.459%, 12/17/53 IO (l)	999,899	114,129
Series 2020-IG3 XA
0.813%, 9/15/48 IO (l)§	6,781,594	262,750
BFLD Trust,
Series 2020-EYP A
1.309%, 10/15/35 (l)§	700,000	702,250
BWAY Mortgage Trust,
Series 2013-1515 A2
3.454%, 3/10/33§	200,000	216,046
Series 2013-1515 C
3.446%, 3/10/33§	100,000	105,580
BX Commercial Mortgage Trust,
Series 2020-VIV3 B
3.543%, 3/9/44 (l)§	150,000	163,891
Series 2020-VIV4 A
2.843%, 3/9/44§	120,000	124,143
BX Trust,
Series 2017-APPL E
3.309%, 7/15/34 (l)§	73,099	72,463
Series 2017-SLCT D
2.209%, 7/15/34 (l)§	47,026	46,676
Series 2017-SLCT E
3.309%, 7/15/34 (l)§	113,900	112,478
Series 2018-GW D
1.929%, 5/15/35 (l)§	112,000	108,502
Series 2019-OC11 A
3.202%, 12/9/41§	10,000	10,978
Series 2019-OC11 D
4.075%, 12/9/41 (l)§	126,000	131,496
Series 2019-OC11 E
4.075%, 12/9/41 (l)§	340,000	339,399
BXP Trust,
Series 2017-CC D
3.552%, 8/13/37 (l)§	30,000	31,345
Series 2017-GM D
3.425%, 6/13/39 (l)§	80,000	84,158
CAMB Commercial Mortgage Trust,
Series 2019-LIFE D
1.909%, 12/15/37 (l)§	100,000	100,008
CD Mortgage Trust,
Series 2006-CD3 AM
5.648%, 10/15/48	40,335	40,610
Series 2017-CD3 A4
3.631%, 2/10/50	10,000	11,397
Series 2017-CD4 A4
3.514%, 5/10/50 (l)	50,000	56,737
CFCRE Commercial Mortgage Trust,
Series 2016-C3 A3
3.865%, 1/10/48	10,000	11,246
Series 2016-C4 XA
1.669%, 5/10/58 IO (l)	662,654	45,838
Series 2016-C4 XB
0.719%, 5/10/58 IO (l)	110,000	3,894
Series 2018-TAN A
4.236%, 2/15/33§	100,000	102,840
Series 2018-TAN C
5.295%, 2/15/33§	100,000	99,265

See Notes to Financial Statements.

1517

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
CGDBB Commercial Mortgage Trust,
Series 2017-BIOC A
0.949%, 7/15/32 (l)§	$91,354	$91,354
Series 2017-BIOC D
1.759%, 7/15/32 (l)§	182,709	182,538
CHC Commercial Mortgage Trust,
Series 2019-CHC B
1.659%, 6/15/34 (l)§	101,562	95,721
CHT Mortgage Trust,
Series 2017-CSMO E
3.159%, 11/15/36 (l)§	104,000	99,584
Citigroup Commercial Mortgage Trust,
Series 2015-GC27 B
3.772%, 2/10/48	320,000	338,186
Series 2016-P3 C
4.887%, 4/15/49 (l)	30,000	29,959
Series 2016-P4 A4
2.902%, 7/10/49	175,000	189,554
Series 2016-P6 A5
3.720%, 12/10/49 (l)	160,000	183,408
Series 2017-C4 A4
3.471%, 10/12/50	20,000	22,786
Series 2019-C7 A4
3.102%, 12/15/72	10,000	11,261
Series 2019-PRM D
4.350%, 5/10/36§	100,000	104,009
Series 2019-SST2 D
1.759%, 12/15/36 (l)§	453,000	451,871
Series 2020-420K D
3.312%, 11/10/42 (l)§	150,000	148,778
Series 2020-420K E
3.312%, 11/10/42 (l)§	150,000	140,466
Series 2020-420K X
0.801%, 11/10/42 IO (l)§	1,000,000	69,731
Citigroup COmmercial Mortgage Trust,
Series 2018-C6 A4
4.412%, 11/10/51	30,000	36,097
Commercial Mortgage Trust,
Series 2013-CR6 XA
1.017%, 3/10/46 IO (l)	516,779	7,812
Series 2013-GAM E
3.417%, 2/10/28 (l)§	100,000	87,069
Series 2013-LC13 B
5.009%, 8/10/46 (l)§	274,000	287,622
Series 2014-CR14 A4
4.236%, 2/10/47 (l)	50,000	54,916
Series 2014-CR18 A4
3.550%, 7/15/47	9,513	10,253
Series 2014-CR19 A5
3.796%, 8/10/47	50,000	55,193
Series 2014-CR21 A3
3.528%, 12/10/47	18,283	19,785
Series 2014-LC15 A4
4.006%, 4/10/47	40,000	43,636
Series 2015-3BP B
3.238%, 2/10/35 (l)§	300,000	322,193
Series 2015-3BP XA
0.060%, 2/10/35 IO (l)§	1,287,000	4,802
Series 2015-CR22 C
4.106%, 3/10/48 (l)	300,000	314,294
Series 2015-CR22 XA
0.889%, 3/10/48 IO (l)	3,247,465	89,878
Series 2015-CR24 A5
3.696%, 8/10/48	20,000	22,439
Series 2015-CR25 A4
3.759%, 8/10/48	10,000	11,217
Series 2015-CR26 ASB
3.373%, 10/10/48	1,880,230	2,006,957
Series 2015-DC1 XA
1.023%, 2/10/48 IO (l)	3,040,808	92,154
Series 2015-LC23 A4
3.774%, 10/10/48	20,000	22,326
Series 2016-COR1 ASB
2.972%, 10/10/49	1,000,000	1,068,920
Series 2017-COR2 D
3.000%, 9/10/50§	46,000	40,695
Series 2018-COR3 XD
1.750%, 5/10/51 IO (l)§	50,000	5,461
Series 2020-CX C
2.683%, 11/10/46 (l)§	303,000	316,239
Credit Suisse Commercial Mortagage Securities,
Series 2018-TOP A
1.159%, 8/15/35 (l)§	133,869	133,204
Credit Suisse Mortgage Capital Certificates,
Series 2020-NET A
2.257%, 8/15/37§	282,000	292,169
Series 2020-NET D
3.704%, 8/15/37 (l)§	200,000	207,136
CSAIL Commercial Mortgage Trust,
Series 2015-C1 C
4.264%, 4/15/50 (l)	300,000	287,552
Series 2015-C1 XA
0.827%, 4/15/50 IO (l)	3,907,837	107,741
Series 2015-C2 A4
3.504%, 6/15/57	10,000	10,978
Series 2016-C5 B
4.463%, 11/15/48 (l)	30,000	32,323
Series 2017-CX10 XB
0.134%, 11/15/50 IO (l)	1,000,000	14,442
Series 2018-CX12 A4
4.224%, 8/15/51 (l)	10,000	11,841
Series 2018-CX12 C
4.764%, 8/15/51 (l)	10,000	10,342
Series 2019-C15 A4
4.053%, 3/15/52	50,000	58,848
Series 2019-C16 C
4.237%, 6/15/52 (l)	40,000	41,557
Series 2019-C16 XA
1.565%, 6/15/52 IO (l)	992,864	104,259
Series 2019-C17 C
3.934%, 9/15/52	45,000	45,543
Series 2019-C17 D
2.500%, 9/15/52§	10,000	7,830
Series 2019-C17 XA
1.366%, 9/15/52 IO (l)	1,054,796	96,419
Series 2019-C17 XB
0.559%, 9/15/52 IO (l)	1,000,000	42,987
Series 2020-C19 A3
2.561%, 3/15/53	130,000	140,430
CSMC,
Series 2020-FACT C
2.759%, 10/15/37 (l)§	303,000	303,677

See Notes to Financial Statements.

1518

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
CSMC Trust,
Series 2017-PFHP A
1.109%, 12/15/30 (l)§	$50,000	$49,048
Series 2017-TIME A
3.646%, 11/13/39§	100,000	99,613
DBGS Mortgage Trust,
Series 2018-5BP B
0.989%, 6/15/33 (l)§	100,000	99,501
Series 2018-BIOD A
0.962%, 5/15/35 (l)§	206,975	206,979
Series 2019-1735 X
0.291%, 4/10/37 IO (l)§	1,365,000	30,429
DBJPM Mortgage Trust,
Series 2016-C1 A4
3.276%, 5/10/49	20,000	22,206
Series 2017-C6 XD
1.000%, 6/10/50 IO (l)	300,000	15,812
DBUBS Mortgage Trust,
Series 2011-LC1A E
5.565%, 11/10/46 (l)§	100,000	99,344
Series 2011-LC3A PM2
5.098%, 5/10/44 (l)§	217,000	203,442
Series 2017-BRBK A
3.452%, 10/10/34§	60,000	64,808
Series 2017-BRBK D
3.530%, 10/10/34 (l)§	100,000	104,550
Exantas Capital Corp.,
Series 2020-RSO8 B
1.902%, 3/15/35 (l)§	145,000	142,194
Exantas Capital Corp. Ltd.,
Series 2019-RSO7 A
1.153%, 4/15/36 (l)§	135,259	133,617
FHLMC Multifamily Structured Pass-Through Certificates,
Series K053 A2
2.995%, 12/25/25	188,000	208,381
Series K062 A2
3.413%, 12/25/26	29,565	33,897
Series K072 A2
3.444%, 12/25/27	10,000	11,622
Series K110 X1
1.698%, 4/25/30 IO (l)	99,945	13,401
Series K111 X1
1.572%, 5/25/30 IO (l)	260,786	33,334
Series K121 X1
1.029%, 10/25/30 IO (l)	120,000	10,197
Series K122 X1
0.883%, 11/25/30 IO (l)	200,000	15,090
Series K-1517 A2
1.716%, 7/25/35	2,500,000	2,530,392
Series K722 X1
1.307%, 3/25/23 IO (l)	2,594,349	53,831
Series KL06 XFX
1.364%, 12/25/29 IO	170,000	16,334
Series KL4F A2AS
3.683%, 10/25/25 (l)	24,000	26,182
FHLMC UMBS,
3.500%, 3/1/46	221,038	239,856
3.500%, 6/1/49	292,051	321,204
3.500%, 8/1/49	427,742	474,449
3.500%, 3/1/50	218,162	237,348
4.000%, 6/1/50	190,226	207,916
3.000%, 8/1/50	695,673	755,936
3.000%, 9/1/50	1,313,015	1,377,517
FNMA ACES,
Series 2018-M14 A2
3.578%, 8/25/28 (l)	39,000	45,650
FREMF Mortgage Trust,
Series 2018-K80 B
4.229%, 8/25/50 (l)§	20,000	22,930
FRESB Mortgage Trust,
Series 2018-SB52 A10F
3.467%, 6/25/28 (l)	26,131	27,922
Series 2018-SB53 A10F
3.650%, 6/25/28 (l)	21,349	23,499
GNMA,
Series 2012-23
0.273%, 6/16/53 IO (l)	35,500	309
Series 2013-191
0.711%, 11/16/53 IO (l)	45,154	998
Series 2013-30
0.676%, 9/16/53 IO (l)	141,170	3,175
Series 2013-63
0.766%, 9/16/51 IO (l)	158,123	5,074
Series 2015-22
0.605%, 3/16/55 IO (l)	107,903	3,286
Series 2015-97 VA
2.250%, 12/16/38	15,106	16,001
Series 2016-128
0.855%, 9/16/56 IO (l)	97,243	5,262
Series 2016-158 VA
2.000%, 3/16/35	80,984	83,793
Series 2016-26
0.880%, 2/16/58 IO (l)	392,594	18,645
Series 2016-96
0.901%, 12/16/57 IO (l)	136,516	7,200
Grace Trust,
Series 2020-GRCE D
2.680%, 12/10/40 (l)§	307,000	302,798
Great Wolf Trust,
Series 2019-WOLF E
2.891%, 12/15/36 (l)§	254,000	230,034
Series 2019-WOLF F
3.290%, 12/15/36 (l)§	254,000	224,250
GS Mortgage Securities Corp. II,
Series 2005-ROCK A
5.366%, 5/3/32§	50,000	57,330
GS Mortgage Securities Corp. Trust,
Series 2017-500K D
1.459%, 7/15/32 (l)§	20,000	19,913
Series 2017-GPTX A
2.856%, 5/10/34§	100,000	99,133
Series 2018-TWR A
1.059%, 7/15/31 (l)§	110,000	107,615
Series 2018-TWR D
1.759%, 7/15/31 (l)§	110,000	101,374
Series 2019-BOCA A
1.359%, 6/15/38 (l)§	100,000	99,254
Series 2019-SOHO A
1.059%, 6/15/36 (l)§	50,000	49,942
Series 2019-SOHO E
2.034%, 6/15/36 (l)§	246,000	228,314
Series 2020-TWN3 B
2.659%, 11/15/37 (l)§	100,000	100,486

See Notes to Financial Statements.

1519

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Series 2020-TWN3 D
3.859%, 11/15/37 (l)§	$100,000	$100,486
GS Mortgage Securities Trust,
Series 2012-GCJ9 C
4.448%, 11/10/45 (l)§	20,000	20,474
Series 2014-GC20 B
4.529%, 4/10/47 (l)	30,000	31,548
Series 2015-GC28 XA
0.998%, 2/10/48 IO (l)	2,820,303	93,016
Series 2015-GC32 C
4.422%, 7/10/48 (l)	10,000	10,483
Series 2015-GS1 A3
3.734%, 11/10/48	10,000	11,193
Series 2015-GS1 XA
0.762%, 11/10/48 IO (l)	1,904,304	61,945
Series 2016-GS3 XA
1.218%, 10/10/49 IO (l)	300,251	16,584
Series 2017-GS7 D
3.000%, 8/10/50§	10,000	8,419
Series 2017-GS7 E
3.000%, 8/10/50§	10,000	7,064
Series 2017-GS7 XA
1.121%, 8/10/50 IO (l)	2,494,078	146,120
Series 2019-GSA1 C
3.806%, 11/10/52 (l)	10,000	10,148
Series 2019-GSA1 XA
0.831%, 11/10/52 IO (l)	199,314	12,241
Series 2020-GC45 XA
0.674%, 2/13/53 IO (l)	3,322,401	166,858
HMH Trust,
Series 2017-NSS A
3.062%, 7/5/31§	110,000	106,948
HPLY Trust,
Series 2019-HIT F
3.309%, 11/15/36(l)§	200,130	181,195
IMT Trust,
Series 2017-APTS AFX
3.478%, 6/15/34§	100,000	107,436
Series 2017-APTS BFL
1.109%, 6/15/34 (l)§	139,177	132,918
Series 2017-APTS CFL
1.259%, 6/15/34 (l)§	139,177	137,902
Series 2017-APTS DFX
3.497%, 6/15/34 (l)§	100,000	94,498
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2017-FL10 D
2.059%, 6/15/32 (l)§	8,010	7,766
Series 2018-AON A
4.128%, 7/5/31§	36,000	38,481
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2012-CBX A4FL
1.452%, 6/15/45 (l)§	92,139	92,863
Series 2014-C20 A5
3.805%, 7/15/47	30,000	32,843
Series 2015-JP1 A5
3.914%, 1/15/49	10,000	11,392
Series 2015-JP1 C
4.722%, 1/15/49 (l)	100,000	111,039
Series 2016-JP3 B
3.397%, 8/15/49 (l)	331,000	352,614
Series 2016-JP3 XC
0.750%, 8/15/49 IO (l)§	240,000	8,700
Series 2018-LAQ A
1.159%, 6/15/32 (l)§	379,879	375,149
Series 2018-WPT DFX
5.350%, 7/5/33§	60,000	59,775
Series 2018-WPT EFX
5.542%, 7/5/33§	120,000	117,590
Series 2018-WPT FFX
5.542%, 7/5/33 (l)§	181,000	174,128
Series 2020-609M D
2.929%, 10/15/33 (l)§	130,000	130,086
Series 2020-ACE C
3.694%, 1/10/37 (l)§	187,000	175,193
Series 2020-LOOP E
3.861%, 12/5/38 (l)§	181,000	160,109
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21 A5
3.775%, 8/15/47	50,000	54,853
Series 2014-C22 A4
3.801%, 9/15/47	10,000	11,007
Series 2014-C22 B
4.554%, 9/15/47 (l)	100,000	104,227
Series 2014-C25 XA
0.846%, 11/15/47 IO (l)	3,139,922	84,246
Series 2015-C27 D
3.807%, 2/15/48 (l)§	300,000	240,351
Series 2015-C32 XA
1.224%, 11/15/48 IO (l)	1,734,794	58,368
Series 2015-C33 C
4.612%, 12/15/48 (l)	221,000	220,804
Series 2015-C33 D1
4.112%, 12/15/48 (l)§	200,000	165,047
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP6 A5
3.490%, 7/15/50	20,000	22,719
Series 2017-JP7 B
4.050%, 9/15/50	10,000	10,696
Series 2019-COR5 A3
3.123%, 6/13/52	20,000	22,736
Series 2019-COR5 C
3.750%, 6/13/52	16,000	16,090
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C2 XA
1.566%, 6/15/49 IO (l)	1,544,960	89,513
Series 2016-C4 XC
0.750%, 12/15/49 IO (l)§	1,800,000	66,619
Series 2018-C8 A4
4.211%, 6/15/51	10,000	11,910
Series 2020-COR7 B
3.294%, 5/13/53 (l)	298,000	327,787
Series 2020-COR7 XA
1.660%, 5/13/53 IO (l)	2,562,703	293,839
Ladder Capital Commercial Mortgage Mortgage Trust,
Series 2013-GCP XA
1.174%, 2/15/36 IO (l)§	983,558	67,937
LCCM,
Series 2017-LC26 C
4.706%, 7/12/50§	300,000	300,651
LCCM Mortgage Trust,
Series 2014-909 A
3.388%, 5/15/31§	100,000	100,174

See Notes to Financial Statements.

1520

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
LSTAR Commercial Mortgage Trust,
Series 2017-5 X
0.987%, 3/10/50 IO (l)§	$2,833,449	$87,598
MF1 Multifamily Housing Mortgage Loan Trust,
Series 2020-FL3 A
2.209%, 7/15/35 (l)§	286,000	288,220
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2014-C16 A5
3.892%, 6/15/47	70,000	76,562
Series 2015-C20 ASB
3.069%, 2/15/48	833,160	871,729
Series 2015-C20 B
4.160%, 2/15/48	150,000	161,441
Series 2015-C20 C
4.460%, 2/15/48 (l)	150,000	157,047
Series 2015-C20 XA
1.284%, 2/15/48 IO (l)	2,496,781	99,178
Series 2015-C23 A4
3.719%, 7/15/50	15,000	16,614
Series 2015-C25 C
4.525%, 10/15/48 (l)	70,000	72,064
Series 2015-C26 A5
3.531%, 10/15/48	10,000	11,133
Series 2015-C27 ASB
3.557%, 12/15/47	490,676	520,309
Series 2016-C31 A5
3.102%, 11/15/49	30,000	33,147
Series 2016-C31 ASB
2.952%, 11/15/49	1,000,000	1,061,424
Series 2016-C31 C
4.305%, 11/15/49 (l)	215,000	206,545
Series 2016-C32 A4
3.720%, 12/15/49	166,000	190,155
Series 2017-C33 C
4.558%, 5/15/50 (l)	40,000	40,471
Morgan Stanley Capital Barclays Bank Trust,
Series 2016-MART B
2.480%, 9/13/31§	250,000	245,347
Morgan Stanley Capital I Trust,
Series 2007-T27 AJ
6.014%, 6/11/42 (l)	17,104	17,279
Series 2014-CPT B
3.445%, 7/13/29 (l)§	500,000	503,552
Series 2014-CPT E
3.445%, 7/13/29 (l)§	100,000	100,333
Series 2017-H1 D
2.546%, 6/15/50§	210,000	163,477
Series 2017-H1 XD
2.197%, 6/15/50 IO (l)§	300,000	34,393
Series 2017-HR2 D
2.730%, 12/15/50	210,000	174,097
Series 2018-H3 C
4.850%, 7/15/51 (l)	10,000	10,937
Series 2018-H3 D
3.000%, 7/15/51§	17,000	15,117
Series 2018-H4 C
5.075%, 12/15/51 (l)	10,000	10,627
Series 2018-L1 A3
4.139%, 10/15/51	10,000	11,586
Series 2019-H6 A4
3.417%, 6/15/52	30,000	34,014
Series 2019-H6 XB
0.718%, 6/15/52 IO (l)	1,000,000	53,404
Series 2019-H7 A4
3.261%, 7/15/52	30,000	33,757
Series 2019-L2 XA
1.027%, 3/15/52 IO (l)	2,908,175	205,220
Series 2019-L3 XA
0.643%, 11/15/52 IO (l)	4,534,071	224,761
Series 2020-L4 B
3.082%, 2/15/53	207,000	220,909
Series 2020-L4 D
2.500%, 2/15/53§	40,000	36,512
Natixis Commercial Mortgage Securities Trust,
Series 2018-FL1 A
1.091%, 6/15/35 (l)§	212,025	208,721
Series 2018-SOX A
4.404%, 6/17/38§	100,000	110,918
Olympic Tower Mortgage Trust,
Series 2017-OT XA
0.379%, 5/10/39 IO (l)§	1,000,000	21,920
One Market Plaza Trust,
Series 2017-1MKT D
4.146%, 2/10/32§	100,000	102,269
Series 2017-1MKT XCP
0.090%, 2/10/32 IO (l)§	1,000,000	1,669
Series 2017-1MKT XNCP
0.000%, 2/10/32 IO (l)§	200,000	—
PFP Ltd.,
Series 2019-6 A
1.203%, 4/14/37 (l)§	300,000	296,114
Rosslyn Portfolio Trust,
Series 2017-ROSS A
1.939%, 6/15/33 (l)§	92,142	92,335
Series 2017-ROSS B
2.239%, 6/15/33 (l)§	92,142	92,054
SG Commercial Mortgage Securities Trust,
Series 2019-PREZ D
3.477%, 9/15/39 (l)§	30,000	27,318
UBS Commercial Mortgage Trust,
Series 2018-C8 C
4.702%, 2/15/51 (l)	226,000	249,474
Series 2019-C16 B
4.320%, 4/15/52 (l)	272,000	314,248
Series 2019-C17 XA
1.487%, 10/15/52 IO (l)	991,005	101,910
Series 2019-C18 XA
1.043%, 12/15/52 IO (l)	991,994	67,625
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3 D
5.030%, 8/10/49 (l)§	10,000	10,176
Velocity Commercial Capital Loan Trust,
Series 2019-1 A
3.760%, 3/25/49 (l)§	762,685	816,823
VNDO Trust,
Series 2016-350P D
3.903%, 1/10/35 (l)§	100,000	99,953

See Notes to Financial Statements.

1521

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC18 A5
3.405%, 12/15/47		$10,000	$10,968
Series 2015-C27 C
3.894%, 2/15/48		150,000	141,637
Series 2015-C27 XA
0.887%, 2/15/48 IO (l)		3,539,502	102,788
Series 2015-C28 A4
3.540%, 5/15/48		10,000	11,101
Series 2015-C31 A4
3.695%, 11/15/48		20,000	22,504
Series 2015-NXS1 A5
3.148%, 5/15/48		10,000	10,904
Series 2015-NXS1 XA
1.095%, 5/15/48 IO (l)		2,045,922	73,806
Series 2015-NXS2 A5
3.767%, 7/15/58 (l)		170,000	189,968
Series 2015-NXS2 XA
0.664%, 7/15/58 IO (l)		3,672,304	92,348
Series 2015-NXS4 A4
3.718%, 12/15/48		10,000	11,276
Series 2015-P2 A4
3.809%, 12/15/48		30,000	33,973
Series 2016-BNK1 XD
1.258%, 8/15/49 IO (l)§		1,000,000	57,556
Series 2016-C32 A3FL
1.573%, 1/15/59 (l)		40,000	41,112
Series 2016-C33 C
3.896%, 3/15/59		129,000	125,072
Series 2016-C33 XA
1.624%, 3/15/59 IO (l)		1,037,534	68,454
Series 2016-C34 A3FL
1.193%, 6/15/49 (l)§		30,000	30,299
Series 2017-C38 XA
1.045%, 7/15/50 IO (l)		2,526,141	129,023
Series 2017-C39 D
4.349%, 9/15/50 (l)§		10,000	8,615
Series 2017-C39 XA
1.116%, 9/15/50 IO (l)		2,466,709	138,797
Series 2017-C41 B
4.188%, 11/15/50 (l)		220,000	237,721
Series 2017-HSDB A
1.004%, 12/13/31 (l)§		100,000	97,796
Series 2018-C45 C
4.727%, 6/15/51		10,000	10,827
Series 2019-C52 C
3.561%, 8/15/52		30,000	29,463
Series 2020-C55 AS
2.937%, 2/15/53		207,000	222,459
Series 2020-C55 XA
1.310%, 2/15/53 IO (l)		4,084,167	387,318
Series 2020-C56 XA
1.430%, 6/15/53 IO (l)		3,757,022	377,080
Series 2020-C58 XA
1.889%, 7/15/53 IO (l)		2,312,000	335,146
Series 2020-SDAL D
2.249%, 2/15/37 (l)§		40,000	35,034
WFRBS Commercial Mortgage Trust,
Series 2014-C21 A5
3.678%, 8/15/47		50,000	54,670
Series 2014-C23 B
4.380%, 10/15/57 (l)		368,000	401,311

Total Commercial Mortgage-Backed Securities			48,951,646

Corporate Bonds (27.7%)
Communication Services (1.9%)
Diversified Telecommunication Services (0.8%)
Altice France SA
7.375%, 5/1/26§		300,000	314,340
AT&T, Inc.
3.400%, 5/15/25		150,000	167,221
3.800%, 2/15/27		100,000	114,843
4.250%, 3/1/27		150,000	175,241
4.100%, 2/15/28		220,000	258,380
4.350%, 3/1/29		558,000	665,380
4.300%, 2/15/30		130,000	154,772
2.250%, 2/1/32		600,000	606,453
2.550%, 12/1/33§		102,000	104,546
4.500%, 5/15/35		749,000	905,145
2.600%, 5/19/38	EUR	125,000	180,491
3.550%, 9/15/55§		$302,000	302,560
3.800%, 12/1/57§		481,000	502,540
Deutsche Telekom International Finance BV
3.600%, 1/19/27§		150,000	168,388
Level 3 Financing, Inc.
3.400%, 3/1/27§		600,000	649,937
Verizon Communications, Inc.
0.850%, 11/20/25		50,000	50,115
4.125%, 3/16/27		339,000	400,183
4.329%, 9/21/28		908,000	1,090,846
4.016%, 12/3/29		51,000	60,529
3.150%, 3/22/30		154,000	172,658
1.500%, 9/18/30		297,000	291,490
1.680%, 10/30/30§		326,000	323,414
4.500%, 8/10/33		74,000	93,358
4.272%, 1/15/36		282,000	346,739
1.500%, 9/19/39	EUR	140,000	188,088
1.850%, 5/18/40		100,000	140,126
4.672%, 3/15/55		$31,000	41,102

			8,468,885

Entertainment (0.2%)
Activision Blizzard, Inc.
3.400%, 6/15/27		10,000	11,333
1.350%, 9/15/30		214,000	209,624
NBCUniversal Enterprise, Inc.
5.250%, 3/19/21 (y)§		100,000	100,500
NBCUniversal Media LLC
5.950%, 4/1/41		23,000	35,037
4.450%, 1/15/43		91,000	118,810
TWDC Enterprises 18 Corp.
2.350%, 12/1/22		45,000	46,703
3.150%, 9/17/25		75,000	83,099
Walt Disney Co. (The)
3.000%, 9/15/22		36,000	37,606
3.800%, 3/22/30		250,000	297,710
2.650%, 1/13/31		600,000	654,616
4.750%, 11/15/46		63,000	84,295
3.600%, 1/13/51		88,000	106,142

			1,785,475

See Notes to Financial Statements.

1522

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Interactive Media & Services (0.0%)
Alphabet, Inc.
0.450%, 8/15/25		$110,000	$109,374
Baidu, Inc.
2.875%, 7/6/22		200,000	205,562

			314,936

Media (0.5%)
Charter Communications Operating LLC
4.908%, 7/23/25		200,000	231,882
6.384%, 10/23/35		108,000	147,644
6.484%, 10/23/45		291,000	411,203
5.375%, 5/1/47		78,000	97,360
5.750%, 4/1/48		89,000	115,689
3.850%, 4/1/61		31,000	31,222
Comcast Corp.
3.700%, 4/15/24		55,000	60,703
3.150%, 3/1/26		125,000	139,362
3.300%, 4/1/27		508,000	576,996
3.150%, 2/15/28		41,000	46,114
4.150%, 10/15/28		245,000	294,535
2.650%, 2/1/30		787,000	858,917
3.400%, 4/1/30		177,000	204,422
1.950%, 1/15/31		426,000	436,165
3.200%, 7/15/36		103,000	116,709
4.600%, 10/15/38		32,000	41,930
3.400%, 7/15/46		47,000	53,926
3.969%, 11/1/47		84,000	105,996
3.999%, 11/1/49		38,000	47,850
Cox Communications, Inc.
3.250%, 12/15/22§		40,000	42,110
3.150%, 8/15/24§		469,000	508,186
Discovery Communications LLC
2.950%, 3/20/23		40,000	42,128
3.800%, 3/13/24		50,000	54,702
3.900%, 11/15/24		50,000	55,349
4.125%, 5/15/29		67,000	78,416
4.000%, 9/15/55§		56,000	62,566
Fox Corp.
4.709%, 1/25/29		100,000	121,698
Interpublic Group of Cos., Inc. (The)
4.650%, 10/1/28		15,000	18,119
Omnicom Group, Inc.
2.450%, 4/30/30		59,000	62,238
TCI Communications, Inc.
7.875%, 2/15/26		62,000	83,141
ViacomCBS, Inc.
3.700%, 8/15/24		62,000	68,275
6.875%, 4/30/36		52,000	74,774
4.375%, 3/15/43		69,000	81,385
WPP Finance 2010
3.625%, 9/7/22		27,000	28,373

			5,400,085

Wireless Telecommunication Services (0.4%)
America Movil SAB de CV
2.875%, 5/7/30		200,000	217,325
Empresa Nacional de Telecomunicaciones SA
4.750%, 8/1/26§		200,000	223,688
Rogers Communications, Inc.
4.100%, 10/1/23		50,000	54,613
Sprint Spectrum Co. LLC
3.360%, 9/20/21 (e)§		205,875	207,419
T-Mobile USA, Inc.
3.500%, 4/15/25§		200,000	220,396
3.750%, 4/15/27§		660,000	748,968
3.875%, 4/15/30§		1,032,000	1,189,380
2.550%, 2/15/31§		142,000	148,755
Vodafone Group plc
3.750%, 1/16/24		500,000	546,099
4.125%, 5/30/25		34,000	38,856
4.375%, 5/30/28		200,000	239,160
4.375%, 2/19/43		38,000	46,780
5.250%, 5/30/48		269,000	373,619

			4,255,058

Total Communication Services			20,224,439

Consumer Discretionary (1.5%)
Auto Components (0.0%)
Aptiv Corp.
4.150%, 3/15/24		40,000	43,931
Magna International, Inc.
2.450%, 6/15/30		52,000	55,774

			99,705

Automobiles (0.6%)
Daimler Finance North America LLC
2.300%, 2/12/21§		185,000	185,359
3.350%, 5/4/21§		150,000	151,441
3.750%, 11/5/21§		700,000	719,270
3.400%, 2/22/22§		600,000	619,450
2.550%, 8/15/22§		700,000	722,651
Ford Credit Canada Co.
(CDOR03 + 3.03%), 3.530%, 1/10/22 (k)	CAD	900,000	706,517
General Motors Co.
6.125%, 10/1/25		$250,000	300,276
Hyundai Capital America
3.950%, 2/1/22§		100,000	103,469
1.150%, 11/10/22§		700,000	703,719
2.375%, 2/10/23§		216,000	222,952
Nissan Motor Acceptance Corp.
3.650%, 9/21/21§		650,000	659,901
Nissan Motor Co. Ltd.
4.810%, 9/17/30§		1,100,000	1,230,276

			6,325,281

Hotels, Restaurants & Leisure (0.3%)
Choice Hotels International, Inc.
3.700%, 12/1/29		600,000	655,818
Las Vegas Sands Corp.
3.200%, 8/8/24		100,000	105,464
Marriott International, Inc.
4.625%, 6/15/30		25,000	29,315
Series X
4.000%, 4/15/28		25,000	27,627
McDonald’s Corp.
3.350%, 4/1/23		15,000	15,974
1.450%, 9/1/25		55,000	56,758
3.700%, 1/30/26		75,000	85,769
2.625%, 9/1/29		260,000	284,486

See Notes to Financial Statements.

1523

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
2.125%, 3/1/30	$76,000	$79,698
3.600%, 7/1/30	24,000	28,227
4.450%, 9/1/48	87,000	114,251
Sands China Ltd.
5.400%, 8/8/28	200,000	231,733
Starbucks Corp.
2.450%, 6/15/26	50,000	54,199
3.550%, 8/15/29	100,000	116,389
2.250%, 3/12/30	211,000	222,771
2.550%, 11/15/30	722,000	778,253

		2,886,732

Household Durables (0.1%)
DR Horton, Inc.
4.375%, 9/15/22	400,000	421,446
2.600%, 10/15/25	50,000	53,607
Leggett & Platt, Inc.
3.500%, 11/15/27	25,000	27,040
Lennar Corp.
4.125%, 1/15/22	180,000	184,595
4.750%, 11/29/27	100,000	118,100
Mohawk Industries, Inc.
3.625%, 5/15/30	25,000	27,691
NVR, Inc.
3.950%, 9/15/22	27,000	28,387
PulteGroup, Inc.
5.500%, 3/1/26	120,000	142,781
Whirlpool Corp.
4.000%, 3/1/24	30,000	33,070

		1,036,717

Internet & Direct Marketing Retail (0.3%)
Alibaba Group Holding Ltd.
3.400%, 12/6/27	200,000	223,614
Amazon.com, Inc.
2.400%, 2/22/23	100,000	104,441
3.800%, 12/5/24	50,000	56,478
5.200%, 12/3/25	100,000	122,198
3.150%, 8/22/27	50,000	56,795
1.500%, 6/3/30	85,000	86,256
3.875%, 8/22/37	87,000	107,821
Booking Holdings, Inc.
2.750%, 3/15/23	50,000	52,457
3.650%, 3/15/25	325,000	359,928
4.100%, 4/13/25	217,000	246,131
4.500%, 4/13/27	200,000	237,892
eBay, Inc.
2.600%, 7/15/22	45,000	46,239
1.900%, 3/11/25	70,000	72,916
Expedia Group, Inc.
7.000%, 5/1/25§	600,000	656,782
3.800%, 2/15/28	85,000	90,959
3.250%, 2/15/30	200,000	207,846

		2,728,753

Leisure Products (0.0%)
Hasbro, Inc.
2.600%, 11/19/22	211,000	218,526
3.500%, 9/15/27	15,000	16,379

		234,905

Multiline Retail (0.0%)
Dollar General Corp.
4.150%, 11/1/25	75,000	86,213
Dollar Tree, Inc.
4.000%, 5/15/25	100,000	112,634
Target Corp.
2.900%, 1/15/22	27,000	27,729
3.375%, 4/15/29	100,000	116,808

		343,384

Specialty Retail (0.2%)
AutoNation, Inc.
3.500%, 11/15/24	25,000	27,081
Home Depot, Inc. (The)
2.625%, 6/1/22	100,000	103,110
2.125%, 9/15/26	65,000	69,951
2.950%, 6/15/29	267,000	301,707
Lowe’s Cos., Inc.
4.000%, 4/15/25	214,000	243,149
2.500%, 4/15/26	100,000	107,995
3.650%, 4/5/29	320,000	372,540
1.700%, 10/15/30	23,000	23,209
O’Reilly Automotive, Inc.
4.350%, 6/1/28	50,000	59,455
Ross Stores, Inc.
0.875%, 4/15/26	50,000	49,673
TJX Cos., Inc. (The)
3.500%, 4/15/25	200,000	223,440

		1,581,310

Textiles, Apparel & Luxury Goods (0.0%)
NIKE, Inc.
2.250%, 5/1/23	36,000	37,436
2.750%, 3/27/27	162,000	179,381
Ralph Lauren Corp.
2.950%, 6/15/30	15,000	16,194
VF Corp.
2.950%, 4/23/30	200,000	220,233

		453,244

Total Consumer Discretionary		15,690,031

Consumer Staples (1.4%)
Beverages (0.6%)
Anheuser-Busch Cos. LLC
4.700%, 2/1/36	396,000	500,962
Anheuser-Busch InBev Worldwide, Inc.
4.150%, 1/23/25	250,000	285,438
4.750%, 1/23/29	686,000	844,051
4.900%, 1/23/31	521,000	662,932
4.500%, 6/1/50	600,000	755,731
Bacardi Ltd.
4.450%, 5/15/25§	500,000	558,007
Coca-Cola Co. (The)
3.200%, 11/1/23	62,000	67,143
2.900%, 5/25/27	50,000	56,226
2.125%, 9/6/29	200,000	213,140
2.500%, 6/1/40	100,000	105,432
2.750%, 6/1/60	100,000	106,610
Constellation Brands, Inc.
2.650%, 11/7/22	100,000	103,771
4.250%, 5/1/23	25,000	27,250

See Notes to Financial Statements.

1524

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Diageo Capital plc
2.375%, 10/24/29		$200,000	$216,078
Keurig Dr Pepper, Inc.
4.057%, 5/25/23		200,000	217,166
3.200%, 5/1/30		90,000	102,029
Molson Coors Beverage Co.
3.000%, 7/15/26		100,000	109,158
PepsiCo, Inc.
2.750%, 3/1/23		62,000	65,302
2.750%, 4/30/25		75,000	81,434
3.000%, 10/15/27		100,000	112,601
3.375%, 7/29/49		35,000	42,210
Suntory Holdings Ltd.
2.550%, 6/28/22(x)§		400,000	411,096

			5,643,767

Food & Staples Retailing (0.2%)
Alimentation Couche-Tard, Inc.
3.550%, 7/26/27§		230,000	257,805
Costco Wholesale Corp.
2.300%, 5/18/22		50,000	51,302
1.600%, 4/20/30		200,000	204,617
Kroger Co. (The)
2.800%, 8/1/22		25,000	25,913
2.650%, 10/15/26		50,000	54,460
4.500%, 1/15/29		25,000	30,716
Sysco Corp.
5.650%, 4/1/25		800,000	951,679
3.250%, 7/15/27		50,000	55,982
Walgreen Co.
3.100%, 9/15/22		36,000	37,561
Walgreens Boots Alliance, Inc.
3.800%, 11/18/24		50,000	55,137
3.450%, 6/1/26		75,000	82,871
Walmart, Inc.
2.550%, 4/11/23		54,000	56,763
3.400%, 6/26/23		25,000	26,864
3.300%, 4/22/24		37,000	40,552
2.650%, 12/15/24		50,000	54,335
3.050%, 7/8/26		40,000	44,827
3.700%, 6/26/28		50,000	58,747
3.250%, 7/8/29		200,000	232,021
2.375%, 9/24/29		25,000	27,298

			2,349,450

Food Products (0.2%)
Archer-Daniels-Midland Co.
2.500%, 8/11/26		50,000	54,327
Bunge Ltd. Finance Corp.
4.350%, 3/15/24		50,000	55,203
Campbell Soup Co.
3.650%, 3/15/23		15,000	16,040
4.150%, 3/15/28		25,000	29,869
Conagra Brands, Inc.
3.200%, 1/25/23		15,000	15,804
4.850%, 11/1/28		225,000	278,963
Danone SA
2.589%, 11/2/23§		600,000	631,819
General Mills, Inc.
2.600%, 10/12/22		25,000	25,959
3.700%, 10/17/23		20,000	21,739
4.200%, 4/17/28		215,000	259,970
Hershey Co. (The)
3.375%, 5/15/23		25,000	26,809
J M Smucker Co. (The)
2.375%, 3/15/30		15,000	15,917
Kellogg Co.
2.650%, 12/1/23		42,000	44,647
Mondelez International, Inc.
2.750%, 4/13/30		308,000	337,589
Tyson Foods, Inc.
4.500%, 6/15/22		91,000	95,419
Unilever Capital Corp.
3.000%, 3/7/22		100,000	103,218
2.900%, 5/5/27		100,000	111,813

			2,125,105

Household Products (0.0%)
Clorox Co. (The)
3.500%, 12/15/24		25,000	27,686
3.100%, 10/1/27		8,000	8,937
1.800%, 5/15/30		15,000	15,358
Colgate-Palmolive Co.
3.250%, 3/15/24		62,000	67,194
Kimberly-Clark Corp.
3.950%, 11/1/28		10,000	12,154
3.200%, 4/25/29		50,000	58,116
Procter & Gamble Co. (The)
0.550%, 10/29/25		50,000	50,436
1.200%, 10/29/30		50,000	49,849

			289,730

Personal Products (0.0%)
Estee Lauder Cos., Inc. (The)
2.000%, 12/1/24		10,000	10,501

Tobacco (0.4%)
Altria Group, Inc.
2.850%, 8/9/22		45,000	46,703
4.000%, 1/31/24		75,000	82,486
3.800%, 2/14/24		110,000	120,433
4.400%, 2/14/26		194,000	224,485
2.625%, 9/16/26		97,000	104,296
4.800%, 2/14/29		40,000	47,728
3.125%, 6/15/31	EUR	200,000	291,307
5.800%, 2/14/39		$74,000	97,129
BAT Capital Corp.
3.222%, 8/15/24		288,000	311,835
3.215%, 9/6/26		45,000	49,157
3.557%, 8/15/27		100,000	111,419
2.259%, 3/25/28		25,000	25,608
4.906%, 4/2/30		341,000	409,872
2.726%, 3/25/31		13,000	13,455
BAT International Finance plc
1.668%, 3/25/26		329,000	335,345
Imperial Brands Finance plc
3.125%, 7/26/24§		500,000	534,294
3.500%, 7/26/26§		600,000	658,919
Philip Morris International, Inc.
2.625%, 2/18/22		15,000	15,358
2.625%, 3/6/23		36,000	37,803
3.250%, 11/10/24		150,000	165,932
1.450%, 8/1/39		EUR 125,000	155,341

See Notes to Financial Statements.

1525

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
4.500%, 3/20/42		$34,000	$42,411
Reynolds American, Inc.
4.450%, 6/12/25		100,000	114,424

			3,995,740

Total Consumer Staples			14,414,293

Energy (1.8%)
Energy Equipment & Services (0.0%)
Baker Hughes a GE Co. LLC
3.337%, 12/15/27		100,000	111,577
Halliburton Co.
3.500%, 8/1/23		3,000	3,192
3.800%, 11/15/25		7,000	7,837
Odebrecht Drilling Norbe VIII/IX Ltd.
6.350%, 12/1/21 (m)		16,003	15,158
7.350%, 12/1/26 PIK§		470	117
7.350%, 12/1/26 PIK (m)		186,445	46,515
Odebrecht Offshore Drilling Finance Ltd.
6.720%, 12/1/22§		73,357	69,322
7.720%, 12/1/26 PIK§		544,660	58,119
Odebrecht Oil & Gas Finance Ltd.
(Zero Coupon), 2/1/21 (y)§		163,662	716
Schlumberger Finance Canada Ltd.
1.400%, 9/17/25		25,000	25,618

			338,171

Oil, Gas & Consumable Fuels (1.8%)
Boardwalk Pipelines LP
4.800%, 5/3/29		20,000	22,784
3.400%, 2/15/31		500,000	519,643
BP Capital Markets America, Inc.
3.245%, 5/6/22		54,000	56,097
3.790%, 2/6/24		30,000	32,761
3.194%, 4/6/25		40,000	43,898
3.119%, 5/4/26		59,000	65,140
3.588%, 4/14/27		100,000	112,858
4.234%, 11/6/28		200,000	237,835
BP Capital Markets plc
2.500%, 11/6/22		27,000	28,036
3.814%, 2/10/24		274,000	300,028
3.279%, 9/19/27		50,000	56,002
Cameron LNG LLC
3.302%, 1/15/35§		278,000	313,418
3.402%, 1/15/38§		95,000	102,087
Canadian Natural Resources Ltd.
2.950%, 1/15/23		50,000	52,238
Cheniere Corpus Christi Holdings LLC
7.000%, 6/30/24		180,000	209,718
5.875%, 3/31/25		178,000	206,622
5.125%, 6/30/27		363,000	427,908
3.700%, 11/15/29		230,000	253,604
Chevron Corp.
2.355%, 12/5/22		27,000	27,936
3.191%, 6/24/23		75,000	79,672
2.895%, 3/3/24		150,000	160,884
2.954%, 5/16/26		50,000	55,380
3.078%, 5/11/50		58,000	64,189
Chevron USA, Inc.
0.687%, 8/12/25		65,000	65,158
Cimarex Energy Co.
4.375%, 3/15/29		100,000	113,217
CNOOC Finance 2013 Ltd.
3.000%, 5/9/23		128,000	133,240
CNOOC Finance 2015 USA LLC
3.500%, 5/5/25		200,000	215,125
Concho Resources, Inc.
3.750%, 10/1/27		333,000	379,644
ConocoPhillips Co.
6.950%, 4/15/29		200,000	279,471
Diamondback Energy, Inc.
2.875%, 12/1/24		30,000	31,278
3.500%, 12/1/29		217,000	231,261
Ecopetrol SA
5.875%, 9/18/23		75,000	83,625
5.375%, 6/26/26		130,000	149,459
6.875%, 4/29/30		216,000	277,074
Enbridge, Inc.
(ICE LIBOR USD 3 Month + 0.50%), 0.720%, 2/18/22 (k)		600,000	602,046
3.700%, 7/15/27		50,000	56,798
Energen Corp.
4.625%, 9/1/21		50,000	49,875
Energy Transfer Operating LP
5.200%, 2/1/22		54,000	55,936
5.875%, 1/15/24		100,000	111,953
4.050%, 3/15/25		100,000	109,199
2.900%, 5/15/25		600,000	633,085
3.750%, 5/15/30		100,000	106,613
Enterprise Products Operating LLC
3.350%, 3/15/23		64,000	67,640
3.700%, 2/15/26		100,000	112,819
2.800%, 1/31/30		30,000	32,465
4.450%, 2/15/43		95,000	112,994
4.850%, 3/15/44		78,000	94,449
4.250%, 2/15/48		34,000	38,995
EOG Resources, Inc.
4.150%, 1/15/26		145,000	167,857
4.375%, 4/15/30		200,000	242,212
Equinor ASA
1.750%, 1/22/26		55,000	57,532
3.625%, 9/10/28		100,000	115,893
Exxon Mobil Corp.
2.397%, 3/6/22		100,000	102,129
2.019%, 8/16/24		50,000	52,591
3.043%, 3/1/26		50,000	55,328
2.275%, 8/16/26		200,000	214,451
1.408%, 6/26/39	EUR	200,000	256,270
Husky Energy, Inc.
4.000%, 4/15/24		$100,000	106,844
Kinder Morgan Energy Partners LP
3.950%, 9/1/22		45,000	47,204
4.250%, 9/1/24		75,000	83,709
Kinder Morgan, Inc.
5.300%, 12/1/34		72,000	86,643
Magellan Midstream Partners LP
3.250%, 6/1/30		15,000	16,804
Marathon Oil Corp.
2.800%, 11/1/22		13,000	13,307
Marathon Petroleum Corp.
5.125%, 12/15/26		100,000	118,801
3.800%, 4/1/28		15,000	16,620
5.000%, 9/15/54		65,000	71,941

See Notes to Financial Statements.

1526

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Midwest Connector Capital Co. LLC
3.625%, 4/1/22§		$600,000	$610,247
MPLX LP
3.500%, 12/1/22		25,000	26,223
4.000%, 2/15/25		100,000	111,345
4.000%, 3/15/28		200,000	228,243
NGPL PipeCo LLC
4.375%, 8/15/22§		312,000	325,205
4.875%, 8/15/27§		212,000	241,290
Northwest Pipeline LLC
4.000%, 4/1/27		338,000	381,919
Occidental Petroleum Corp.
6.950%, 7/1/24		300,000	323,625
3.200%, 8/15/26		600,000	561,000
ONEOK Partners LP
3.375%, 10/1/22		36,000	37,440
ONEOK, Inc.
5.850%, 1/15/26		65,000	77,767
4.350%, 3/15/29		50,000	56,404
Petroleos Mexicanos
6.350%, 2/12/48		102,000	91,641
6.950%, 1/28/60		204,000	191,484
Phillips 66
(ICE LIBOR USD 3 Month + 0.60%), 0.833%, 2/26/21(k)		600,000	600,391
4.300%, 4/1/22		73,000	76,449
Phillips 66 Partners LP
3.550%, 10/1/26		25,000	27,274
Pioneer Natural Resources Co.
1.900%, 8/15/30		50,000	49,537
Plains All American Pipeline LP
4.500%, 12/15/26		50,000	56,000
Rio Oil Finance Trust
Series 2014-1
9.250%, 7/6/24§		195,103	215,102
Sabine Pass Liquefaction LLC
5.750%, 5/15/24		492,000	562,637
5.625%, 3/1/25		774,000	900,190
5.875%, 6/30/26		314,000	378,715
4.200%, 3/15/28		339,000	387,049
Saudi Arabian Oil Co.
2.250%, 11/24/30§		200,000	202,750
Spectra Energy Partners LP
4.750%, 3/15/24		50,000	55,748
Suncor Energy, Inc.
3.600%, 12/1/24		50,000	55,153
6.800%, 5/15/38		77,000	107,788
Sunoco Logistics Partners Operations LP
5.950%, 12/1/25		35,000	41,028
Total Capital International SA
2.875%, 2/17/22		45,000	46,306
3.700%, 1/15/24		128,000	140,303
3.750%, 4/10/24		75,000	82,810
3.455%, 2/19/29		100,000	115,443
TransCanada PipeLines Ltd.
2.500%, 8/1/22		32,000	33,057
4.250%, 5/15/28		100,000	117,465
7.625%, 1/15/39		37,000	57,834
Transcontinental Gas Pipe Line Co. LLC
7.850%, 2/1/26		364,000	476,844
4.000%, 3/15/28		190,000	218,400
4.600%, 3/15/48		23,000	28,204
3.950%, 5/15/50		55,000	61,448
Valero Energy Corp.
2.850%, 4/15/25		100,000	106,339
4.000%, 4/1/29		65,000	72,679
Williams Cos., Inc. (The)
3.700%, 1/15/23		10,000	10,560
4.500%, 11/15/23		50,000	55,058
4.300%, 3/4/24		50,000	55,004
4.550%, 6/24/24		25,000	27,934
7.750%, 6/15/31		35,000	46,724
Series A
7.500%, 1/15/31		45,000	60,030

			18,190,379

Total Energy			18,528,550

Financials (9.4%)
Banks (5.6%)
Banco de Credito del Peru
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.00%), 3.125%, 7/1/30 (k)§		42,000	43,155
Banco Espirito Santo SA
4.000%, 1/21/19 (h)(m)(r)	EUR	900,000	142,933
Banco Santander Chile
2.700%, 1/10/25§		$500,000	529,219
Banco Santander SA
3.125%, 2/23/23		200,000	210,481
2.706%, 6/27/24		200,000	212,869
3.306%, 6/27/29		200,000	223,901
2.749%, 12/3/30		200,000	206,101
Bancolombia SA
3.000%, 1/29/25		200,000	208,000
Bank of America Corp.
5.875%, 1/5/21		60,000	60,000
(ICE LIBOR USD 3 Month + 0.37%), 2.738%, 1/23/22 (k)		31,000	31,038
(ICE LIBOR USD 3 Month + 0.63%), 3.499%, 5/17/22 (k)		1,072,000	1,084,595
3.300%, 1/11/23		100,000	106,024
(ICE LIBOR USD 3 Month + 1.00%), 1.215%, 4/24/23 (k)		400,000	403,988
(ICE LIBOR USD 3 Month + 1.02%), 2.881%, 4/24/23 (k)		300,000	309,857
(ICE LIBOR USD 3 Month + 0.79%), 3.004%, 12/20/23 (k)		345,000	362,678
4.125%, 1/22/24		62,000	68,742
(ICE LIBOR USD 3 Month + 0.79%), 1.015%, 3/5/24 (k)		300,000	301,870
4.000%, 4/1/24		50,000	55,424
(ICE LIBOR USD 3 Month + 0.94%), 3.864%, 7/23/24 (k)		204,000	221,163
4.200%, 8/26/24		65,000	72,712
(SOFR + 0.74%), 0.810%, 10/24/24 (k)		50,000	50,487
4.000%, 1/22/25		209,000	234,066
(ICE LIBOR USD 3 Month + 0.97%), 3.458%, 3/15/25 (k)		150,000	162,819
3.875%, 8/1/25		362,000	411,138

See Notes to Financial Statements.

1527

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
(SOFR + 0.91%), 0.981%, 9/25/25 (k)		$50,000	$50,421
(ICE LIBOR USD 3 Month + 0.87%), 2.456%, 10/22/25 (k)		211,000	224,922
(ICE LIBOR USD 3 Month + 0.81%), 3.366%, 1/23/26 (k)		145,000	158,993
(ICE LIBOR USD 3 Month + 0.64%), 2.015%, 2/13/26 (k)		132,000	138,124
4.450%, 3/3/26		154,000	179,171
3.500%, 4/19/26		125,000	141,163
(SOFR + 1.01%), 1.197%, 10/24/26 (k)		97,000	98,673
(ICE LIBOR USD 3 Month + 1.06%), 3.559%, 4/23/27 (k)		111,000	124,844
(ICE LIBOR USD 3 Month + 1.58%), 3.824%, 1/20/28 (k)		479,000	548,582
(ICE LIBOR USD 3 Month + 1.51%), 3.705%, 4/24/28 (k)		125,000	142,194
(ICE LIBOR USD 3 Month + 1.37%), 3.593%, 7/21/28 (k)		414,000	469,864
(ICE LIBOR USD 3 Month + 1.04%), 3.419%, 12/20/28 (k)		551,000	618,936
(ICE LIBOR USD 3 Month + 1.31%), 4.271%, 7/23/29 (k)		274,000	325,890
(ICE LIBOR USD 3 Month + 1.21%), 3.974%, 2/7/30 (k)		69,000	80,934
(ICE LIBOR USD 3 Month + 1.18%), 3.194%, 7/23/30 (k)		88,000	97,841
(ICE LIBOR USD 3 Month + 0.99%), 2.496%, 2/13/31 (k)		300,000	316,473
(SOFR + 1.37%), 1.922%, 10/24/31 (k)		300,000	303,819
(ICE LIBOR USD 3 Month + 1.81%), 4.244%, 4/24/38(k)		52,000	64,114
(SOFR + 1.93%), 2.676%, 6/19/41 (k)		79,000	81,563
Series FF
(ICE LIBOR USD 3 Month + 2.93%), 5.875%, 3/15/28 (k)(y)		100,000	113,014
Series L
3.950%, 4/21/25		234,000	262,785
Bank of Montreal
2.900%, 3/26/22		50,000	51,601
2.350%, 9/11/22		100,000	103,463
2.550%, 11/6/22		27,000	28,079
Series E
3.300%, 2/5/24		50,000	54,154
Bank of Nova Scotia (The)
1.950%, 2/1/23		200,000	206,499
3.400%, 2/11/24		100,000	108,782
4.500%, 12/16/25		100,000	116,549
Banque Federative du Credit Mutuel SA
(ICE LIBOR USD 3 Month + 0.96%), 1.178%, 7/20/23 (k)§		600,000	608,748
Barclays Bank plc
7.625%, 11/21/22		220,000	243,100
Barclays plc
(ICE LIBOR USD 3 Month + 1.63%), 1.849%, 1/10/23 (k)		600,000	605,741
3.684%, 1/10/23		200,000	206,101
3.650%, 3/16/25		200,000	220,468
(ICE LIBOR USD 3 Month + 2.45%), 2.852%, 5/7/26 (k)		200,000	215,131
3.250%, 2/12/27 (m)	GBP	500,000	761,044
(ICE LIBOR USD 3 Month + 1.90%), 4.972%, 5/16/29 (k)		$200,000	240,765
BBVA Bancomer SA
6.750%, 9/30/22§		200,000	216,125
BNP Paribas SA
3.250%, 3/3/23		45,000	47,747
(ICE LIBOR USD 3 Month + 1.11%), 2.819%, 11/19/25 (k)§		200,000	213,293
(SOFR + 1.61%), 1.904%, 9/30/28 (k)§		700,000	709,120
(SOFR + 1.51%), 3.052%, 1/13/31 (k)§		400,000	436,432
Canadian Imperial Bank of Commerce
0.500%, 12/14/23		50,000	50,153
3.100%, 4/2/24		100,000	108,272
Citigroup, Inc.
2.750%, 4/25/22		150,000	154,499
2.700%, 10/27/22		50,000	51,978
3.375%, 3/1/23		50,000	53,024
3.875%, 10/25/23		75,000	82,480
(SOFR + 1.67%), 1.678%, 5/15/24(k)		750,000	772,081
3.750%, 6/16/24		75,000	82,961
4.000%, 8/5/24		50,000	55,461
(SOFR + 0.69%), 0.776%, 10/30/24(k)		100,000	100,593
4.400%, 6/10/25		181,000	207,115
4.600%, 3/9/26		87,000	101,762
3.400%, 5/1/26		100,000	112,358
3.200%, 10/21/26		159,000	177,910
4.450%, 9/29/27		200,000	234,734
(ICE LIBOR USD 3 Month + 1.56%), 3.887%, 1/10/28(k)		124,000	142,126
(ICE LIBOR USD 3 Month + 1.39%), 3.668%, 7/24/28(k)		556,000	631,523
(ICE LIBOR USD 3 Month + 1.19%), 4.075%, 4/23/29(k)		405,000	473,570
(ICE LIBOR USD 3 Month + 1.34%), 3.980%, 3/20/30(k)		150,000	174,746
(SOFR + 1.42%), 2.976%, 11/5/30(k)		667,000	725,681
(SOFR + 1.15%), 2.666%, 1/29/31(k)		26,000	27,877
(SOFR + 2.11%), 2.572%, 6/3/31(k)		151,000	160,802
Citizens Financial Group, Inc.
2.850%, 7/27/26		100,000	110,193
3.250%, 4/30/30		102,000	115,003
Comerica, Inc.
4.000%, 2/1/29		50,000	58,292
Cooperatieve Rabobank UA
3.875%, 2/8/22		91,000	94,565
2.750%, 1/10/23		250,000	261,971
Credit Agricole SA
3.750%, 4/24/23§		500,000	536,558
Credit Suisse Group Funding Guernsey Ltd.
3.800%, 9/15/22		500,000	527,924

See Notes to Financial Statements.

1528

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Danske Bank A/S
5.000%, 1/12/22§		$602,000	$628,268
5.375%, 1/12/24§		500,000	562,664
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.35%), 1.621%, 9/11/26(k)§		200,000	200,778
Discover Bank
4.200%, 8/8/23		500,000	545,811
Fifth Third Bancorp
2.375%, 1/28/25		50,000	53,096
Fifth Third Bank
1.800%, 1/30/23		250,000	257,025
Grupo Aval Ltd.
4.750%, 9/26/22(m)		200,000	209,438
HSBC Holdings plc
(ICE LIBOR USD 3 Month + 1.06%), 3.262%, 3/13/23(k)		200,000	206,570
(ICE LIBOR USD 3 Month + 1.14%), 2.633%, 11/7/25(k)		200,000	212,693
4.300%, 3/8/26		200,000	230,590
(ICE LIBOR USD 3 Month + 1.35%), 4.292%, 9/12/26(k)		200,000	227,502
(ICE LIBOR USD 3 Month + 1.53%), 4.583%, 6/19/29(k)		213,000	250,516
4.950%, 3/31/30		200,000	249,128
(ICE LIBOR USD 3 Month + 1.61%), 3.973%, 5/22/30(k)		200,000	230,794
Industrial & Commercial Bank of China Ltd.
2.957%, 11/8/22		250,000	258,828
ING Groep NV
4.100%, 10/2/23		250,000	274,074
3.550%, 4/9/24		200,000	218,590
4.625%, 1/6/26§		250,000	292,846
JPMorgan Chase & Co.
3.250%, 9/23/22		64,000	67,223
2.972%, 1/15/23		200,000	205,548
3.200%, 1/25/23		54,000	57,180
(ICE LIBOR USD 3 Month + 0.70%), 3.207%, 4/1/23(k)		80,000	82,849
(ICE LIBOR USD 3 Month + 0.94%), 2.776%, 4/25/23(k)		50,000	51,629
2.700%, 5/18/23		50,000	52,565
3.875%, 2/1/24		100,000	110,123
(ICE LIBOR USD 3 Month + 0.73%), 3.559%, 4/23/24(k)		49,000	52,443
(ICE LIBOR USD 3 Month + 0.89%), 3.797%, 7/23/24(k)		107,000	115,829
3.875%, 9/10/24		50,000	55,824
(ICE LIBOR USD 3 Month + 1.16%), 3.220%, 3/1/25 (k)		88,000	94,830
3.900%, 7/15/25		295,000	333,047
(SOFR + 1.59%), 2.005%, 3/13/26 (k)		920,000	964,837
(SOFR + 1.85%), 2.083%, 4/22/26 (k)		331,000	349,103
2.950%, 10/1/26		100,000	110,622
(SOFR + 0.80%), 1.045%, 11/19/26 (k)		200,000	202,118
4.125%, 12/15/26		125,000	145,851
(ICE LIBOR USD 3 Month + 1.25%), 3.960%, 1/29/27 (k)		120,000	137,869
(ICE LIBOR USD 3 Month + 1.34%), 3.782%, 2/1/28 (k)		1,258,000	1,440,203
(ICE LIBOR USD 3 Month + 1.38%), 3.540%, 5/1/28 (k)		75,000	85,180
(SOFR + 1.89%), 2.182%, 6/1/28 (k)		700,000	743,139
(ICE LIBOR USD 3 Month + 0.95%), 3.509%, 1/23/29 (k)		100,000	113,415
(ICE LIBOR USD 3 Month + 1.12%), 4.005%, 4/23/29 (k)		94,000	109,675
(ICE LIBOR USD 3 Month + 1.33%), 4.452%, 12/5/29 (k)		195,000	235,595
(SOFR + 1.51%), 2.739%, 10/15/30 (k)		200,000	217,385
(SOFR + 2.04%), 2.522%, 4/22/31 (k)		250,000	266,863
(ICE LIBOR USD 3 Month + 1.58%), 4.260%, 2/22/48 (k)		167,000	216,868
KeyBank NA
3.300%, 2/1/22		250,000	258,193
KeyCorp
2.550%, 10/1/29		50,000	53,924
Korea Development Bank (The)
2.125%, 10/1/24		200,000	210,521
Kreditanstalt fuer Wiederaufbau
2.625%, 1/25/22		91,000	93,328
2.500%, 2/15/22		100,000	102,553
2.125%, 6/15/22		100,000	102,771
2.375%, 12/29/22		135,000	140,809
2.125%, 1/17/23		118,000	122,601
1.625%, 2/15/23		375,000	386,201
0.250%, 10/19/23		100,000	100,033
2.500%, 11/20/24		125,000	135,414
2.875%, 4/3/28		90,000	103,329
0.750%, 9/30/30		105,000	102,570
Landwirtschaftliche Rentenbank
2.000%, 1/13/25		75,000	79,694
1.750%, 7/27/26		75,000	79,740
0.875%, 9/3/30		100,000	98,472
Series 37
2.500%, 11/15/27		50,000	55,673
Series 40
0.500%, 5/27/25		30,000	30,046
Lloyds Banking Group plc
3.900%, 3/12/24		500,000	549,041
4.500%, 11/4/24		200,000	223,277
(ASX Australia Bank Bill Short Term Rates 3 Month Mid + 1.40%), 1.419%, 3/7/25 (k)	AUD	700,000	539,328
4.000%, 3/7/25		800,000	677,665
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.50%), 3.870%, 7/9/25 (k)		$200,000	220,004
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.00%), 2.438%, 2/5/26 (k)		200,000	210,637
3.750%, 1/11/27		400,000	452,375
Mitsubishi UFJ Financial Group, Inc.
2.998%, 2/22/22		37,000	38,101

See Notes to Financial Statements.

1529

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
2.623%, 7/18/22	$200,000	$206,722
2.665%, 7/25/22	187,000	193,490
(ICE LIBOR USD 3 Month + 0.74%), 0.968%, 3/2/23 (k)	500,000	502,524
3.455%, 3/2/23	245,000	260,477
3.761%, 7/26/23	50,000	54,143
2.801%, 7/18/24	200,000	214,062
2.193%, 2/25/25	586,000	616,945
3.741%, 3/7/29	100,000	116,648
Mizuho Financial Group, Inc.
2.632%, 4/12/21§	200,000	201,207
(ICE LIBOR USD 3 Month + 0.99%), 1.241%, 7/10/24 (k)	600,000	609,751
(ICE LIBOR USD 3 Month + 1.10%), 2.555%, 9/13/25 (k)	325,000	343,658
(ICE LIBOR USD 3 Month + 0.83%), 2.226%, 5/25/26 (k)	600,000	630,994
3.663%, 2/28/27	200,000	227,622
4.018%, 3/5/28	500,000	584,794
(ICE LIBOR USD 3 Month + 1.51%), 2.201%, 7/10/31 (k)	311,000	318,178
MUFG Americas Holdings Corp.
3.500%, 6/18/22	45,000	47,032
Natwest Group plc
3.875%, 9/12/23	700,000	758,836
6.000%, 12/19/23	40,000	45,645
5.125%, 5/28/24	40,000	44,781
(ICE LIBOR USD 3 Month + 1.91%), 5.076%, 1/27/30 (k)	200,000	245,051
Oesterreichische Kontrollbank AG
3.125%, 11/7/23	50,000	53,974
0.375%, 9/17/25	90,000	89,628
Oversea-Chinese Banking Corp. Ltd.
(ICE LIBOR USD 3 Month + 0.45%), 0.672%, 5/17/21 (k)§	500,000	500,445
PNC Bank NA
2.625%, 2/17/22	125,000	128,007
4.050%, 7/26/28	250,000	295,230
PNC Financial Services Group, Inc. (The)
3.900%, 4/29/24	75,000	82,730
Royal Bank of Canada
2.800%, 4/29/22	25,000	25,825
1.950%, 1/17/23	65,000	67,115
0.500%, 10/26/23	35,000	35,122
2.550%, 7/16/24	25,000	26,773
4.650%, 1/27/26	75,000	88,468
Santander Holdings USA, Inc.
3.400%, 1/18/23	50,000	52,462
3.450%, 6/2/25	50,000	54,712
4.500%, 7/17/25	50,000	56,418
Santander UK Group Holdings plc
3.125%, 1/8/21	50,000	50,011
2.875%, 8/5/21	244,000	247,457
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.25%), 1.532%, 8/21/26 (k)	200,000	203,684
Santander UK plc
4.000%, 3/13/24	50,000	55,293
2.875%, 6/18/24	200,000	213,960
Shinhan Bank Co. Ltd.
4.000%, 4/23/29§	500,000	567,812
Societe Generale SA
4.250%, 9/14/23§	500,000	545,277
Sumitomo Mitsui Financial Group, Inc.
2.784%, 7/12/22	100,000	103,571
2.778%, 10/18/22	25,000	26,044
2.696%, 7/16/24	211,000	224,974
2.448%, 9/27/24	700,000	744,868
2.348%, 1/15/25	400,000	422,227
1.474%, 7/8/25	600,000	614,229
3.784%, 3/9/26	100,000	113,909
3.364%, 7/12/27	100,000	112,335
3.352%, 10/18/27	100,000	112,336
3.202%, 9/17/29	50,000	54,492
2.142%, 9/23/30	100,000	100,207
Svenska Handelsbanken AB
3.900%, 11/20/23	250,000	275,422
Toronto-Dominion Bank (The)
1.900%, 12/1/22	50,000	51,539
3.250%, 3/11/24	100,000	108,683
1.150%, 6/12/25	50,000	50,984
Truist Bank
2.450%, 8/1/22	100,000	103,161
3.200%, 4/1/24	50,000	54,194
2.150%, 12/6/24	250,000	264,707
4.050%, 11/3/25	20,000	23,137
Truist Financial Corp.
2.750%, 4/1/22	200,000	205,610
3.750%, 12/6/23	25,000	27,443
2.850%, 10/26/24	25,000	27,004
UniCredit SpA
7.830%, 12/4/23§	1,000,000	1,177,673
US Bancorp
2.950%, 7/15/22	45,000	46,697
3.700%, 1/30/24	75,000	82,034
3.000%, 7/30/29	100,000	111,541
Series V
2.375%, 7/22/26	150,000	162,085
US Bank NA
2.850%, 1/23/23	250,000	262,845
Wells Fargo & Co.
3.500%, 3/8/22	36,000	37,303
2.625%, 7/22/22	75,000	77,588
3.750%, 1/24/24	50,000	54,575
(SOFR + 1.60%), 1.654%, 6/2/24 (k)	100,000	102,740
3.000%, 2/19/25	179,000	194,112
3.550%, 9/29/25	189,000	211,482
(ICE LIBOR USD 3 Month + 0.75%), 2.164%, 2/11/26 (k)	798,000	836,966
3.000%, 4/22/26	50,000	54,994
3.000%, 10/23/26	402,000	444,964
4.300%, 7/22/27	100,000	116,764
(ICE LIBOR USD 3 Month + 1.31%), 3.584%, 5/22/28 (k)	262,000	295,339
4.150%, 1/24/29	200,000	236,016
(ICE LIBOR USD 3 Month + 1.17%), 2.879%, 10/30/30 (k)	203,000	220,066
(ICE LIBOR USD 3 Month + 1.00%), 2.572%, 2/11/31 (k)	618,000	652,628
(SOFR + 2.53%), 3.068%, 4/30/41 (k)	122,000	131,915

See Notes to Financial Statements.

1530

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Series M
3.450%, 2/13/23	$54,000	$57,232
Westpac Banking Corp.
2.800%, 1/11/22	100,000	102,536
2.500%, 6/28/22	50,000	51,621
3.300%, 2/26/24	100,000	108,706
2.700%, 8/19/26	75,000	82,595

		58,325,114

Capital Markets (2.0%)
Affiliated Managers Group, Inc.
4.250%, 2/15/24	50,000	54,978
Ameriprise Financial, Inc.
3.000%, 4/2/25	200,000	218,319
Ares Capital Corp.
3.625%, 1/19/22	50,000	51,387
Bank of New York Mellon Corp. (The)
1.850%, 1/27/23	75,000	77,459
3.450%, 8/11/23	100,000	107,853
2.100%, 10/24/24	100,000	105,874
2.450%, 8/17/26	75,000	81,604
(ICE LIBOR USD 3 Month + 1.07%), 3.442%, 2/7/28 (k)	80,000	91,131
Series 0012
3.650%, 2/4/24	50,000	54,321
Series E
(ICE LIBOR USD 3 Month + 3.42%), 3.659%, 3/20/21 (k)(y)	75,000	75,094
Series F
(ICE LIBOR USD 3 Month + 3.13%), 4.625%, 9/20/26 (k)(y)	120,000	126,600
BlackRock, Inc.
3.500%, 3/18/24	50,000	54,914
3.250%, 4/30/29	15,000	17,253
Brookfield Finance, Inc.
3.900%, 1/25/28	50,000	57,528
Carlyle Finance Subsidiary LLC
3.500%, 9/19/29§	600,000	658,511
Charles Schwab Corp. (The)
2.650%, 1/25/23	50,000	52,289
3.850%, 5/21/25	50,000	56,876
0.900%, 3/11/26	65,000	65,837
3.200%, 3/2/27	11,000	12,394
3.200%, 1/25/28	66,000	74,561
CME Group, Inc.
3.000%, 3/15/25	75,000	82,061
Credit Suisse AG
2.950%, 4/9/25	250,000	273,547
Credit Suisse Group AG
(ICE LIBOR USD 3 Month + 1.20%), 2.997%, 12/14/23 (k)§	873,000	911,084
(ICE LIBOR USD 3 Month + 1.24%), 4.207%, 6/12/24 (k)§	600,000	649,217
4.550%, 4/17/26	250,000	294,148
Deutsche Bank AG
4.250%, 10/14/21	600,000	615,404
3.300%, 11/16/22	700,000	729,782
3.950%, 2/27/23	400,000	424,265
(SOFR + 2.58%), 3.961%, 11/26/25 (k)	950,000	1,038,716
(SOFR + 1.87%), 2.129%, 11/24/26 (k)	700,000	714,764
(SOFR + 3.04%), 3.547%, 9/18/31 (k)	180,000	194,370
E*TRADE Financial Corp.
3.800%, 8/24/27	111,000	127,087
4.500%, 6/20/28	25,000	29,940
Goldman Sachs Group, Inc. (The)
5.750%, 1/24/22	75,000	79,213
(ICE LIBOR USD 3 Month + 1.05%), 2.908%, 6/5/23 (k)	100,000	103,587
(ICE LIBOR USD 3 Month + 0.99%), 2.905%, 7/24/23 (k)	200,000	207,770
4.000%, 3/3/24	92,000	101,554
3.500%, 1/23/25	501,000	553,284
3.500%, 4/1/25	259,000	287,179
3.750%, 5/22/25	416,000	466,945
(ICE LIBOR USD 3 Month + 1.20%), 3.272%, 9/29/25 (k)	150,000	164,022
3.750%, 2/25/26	98,000	111,598
(ICE LIBOR USD 3 Month + 1.17%), 1.391%, 5/15/26 (k)	291,000	296,291
3.500%, 11/16/26	65,000	72,979
3.850%, 1/26/27	103,000	117,213
(ICE LIBOR USD 3 Month + 1.75%), 1.972%, 10/28/27 (k)	600,000	632,644
(ICE LIBOR USD 3 Month + 1.51%), 3.691%, 6/5/28 (k)	365,000	419,402
3.800%, 3/15/30	500,000	586,865
Intercontinental Exchange, Inc.
0.700%, 6/15/23	90,000	90,612
3.750%, 12/1/25	30,000	33,974
3.750%, 9/21/28	33,000	38,430
1.850%, 9/15/32	209,000	210,624
Jefferies Group LLC
5.125%, 1/20/23	18,000	19,657
Lehman Brothers Holdings, Inc.
5.625%, 1/24/13 (h)	5,000,000	50,500
Series 1
0.000%, 12/30/16 (h)	10,200,000	24,225
Moody’s Corp.
4.875%, 2/15/24	23,000	25,972
3.250%, 1/15/28	53,000	59,733
Morgan Stanley
3.125%, 1/23/23	200,000	211,019
3.750%, 2/25/23	54,000	57,792
4.100%, 5/22/23	27,000	29,218
3.700%, 10/23/24	100,000	111,164
(SOFR + 1.15%), 2.720%, 7/22/25 (k)	466,000	497,528
4.000%, 7/23/25	80,000	91,341
3.875%, 1/27/26	177,000	202,771
3.125%, 7/27/26	625,000	698,379
(SOFR + 0.72%), 0.985%, 12/10/26 (k)	150,000	151,128
3.625%, 1/20/27	225,000	257,397
(ICE LIBOR USD 3 Month + 1.34%), 3.591%, 7/22/28 (k)	405,000	460,581
(ICE LIBOR USD 3 Month + 1.14%), 3.772%, 1/24/29 (k)	213,000	246,921

See Notes to Financial Statements.

1531

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
(ICE LIBOR USD 3 Month + 1.63%), 4.431%, 1/23/30 (k)	$150,000	$181,744
(SOFR + 1.14%), 2.699%, 1/22/31 (k)	802,000	864,890
(SOFR + 3.12%), 3.622%, 4/1/31 (k)	189,000	219,517
Series F
3.875%, 4/29/24	75,000	83,065
Nasdaq, Inc.
3.850%, 6/30/26	100,000	114,437
Nomura Holdings, Inc.
2.648%, 1/16/25	800,000	852,941
Northern Trust Corp.
3.150%, 5/3/29	25,000	28,454
Owl Rock Capital Corp.
3.400%, 7/15/26	50,000	50,588
S&P Global, Inc.
1.250%, 8/15/30	25,000	24,611
State Street Corp.
2.650%, 5/19/26	67,000	73,408
2.400%, 1/24/30	32,000	34,844
Series H
(ICE LIBOR USD 3 Month + 2.54%), 5.625%, 12/15/23 (k)(y)	335,000	351,750
Stifel Financial Corp.
4.000%, 5/15/30	700,000	782,769
TD Ameritrade Holding Corp.
3.750%, 4/1/24	25,000	27,487
3.300%, 4/1/27	30,000	33,681
UBS AG
7.625%, 8/17/22	400,000	443,000
UBS Group AG
(USD Swap Semi 5 Year + 4.34%), 7.000%, 1/31/24 (k)(y)§	200,000	219,250
4.125%, 9/24/25§	215,000	245,790
4.125%, 4/15/26§	200,000	230,677
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.08%), 1.364%, 1/30/27 (k)§	266,000	268,633

		21,080,216

Consumer Finance (0.9%)
AerCap Ireland Capital DAC
4.125%, 7/3/23	150,000	160,286
6.500%, 7/15/25	250,000	298,092
Ally Financial, Inc.
5.800%, 5/1/25	200,000	238,181
American Express Co.
3.400%, 2/27/23	25,000	26,575
3.700%, 8/3/23	150,000	162,447
3.000%, 10/30/24	25,000	27,165
American Express Credit Corp.
3.300%, 5/3/27	265,000	300,903
American Honda Finance Corp.
1.950%, 5/20/22	65,000	66,407
0.400%, 10/21/22	50,000	50,062
0.650%, 9/8/23	40,000	40,244
3.550%, 1/12/24	25,000	27,180
2.150%, 9/10/24	100,000	105,890
Avolon Holdings Funding Ltd.
3.950%, 7/1/24§	400,000	425,049
Capital One Financial Corp.
3.900%, 1/29/24	122,000	133,686
3.750%, 4/24/24	148,000	161,788
3.300%, 10/30/24	100,000	109,312
4.200%, 10/29/25	250,000	283,763
3.800%, 1/31/28	200,000	230,025
Caterpillar Financial Services Corp.
0.950%, 5/13/22	50,000	50,452
3.650%, 12/7/23	50,000	54,756
2.850%, 5/17/24	25,000	27,007
2.150%, 11/8/24	50,000	53,093
0.800%, 11/13/25	60,000	60,373
1.100%, 9/14/27	50,000	50,218
Discover Financial Services
5.200%, 4/27/22	27,000	28,619
3.950%, 11/6/24	75,000	83,061
4.100%, 2/9/27	40,000	46,021
Ford Motor Credit Co. LLC
(ICE LIBOR USD 3 Month + 1.08%), 1.296%, 8/3/22 (k)	600,000	585,100
3.087%, 1/9/23	600,000	609,342
5.125%, 6/16/25	700,000	759,360
General Motors Financial Co., Inc.
3.450%, 1/14/22	100,000	102,609
3.450%, 4/10/22	75,000	77,133
3.550%, 7/8/22	500,000	520,112
3.700%, 5/9/23	375,000	398,970
5.100%, 1/17/24	176,000	196,176
3.500%, 11/7/24	50,000	54,161
4.000%, 1/15/25	161,000	176,679
4.350%, 4/9/25	232,000	259,119
5.250%, 3/1/26	50,000	58,778
4.350%, 1/17/27	200,000	227,329
3.600%, 6/21/30	50,000	55,274
Harley-Davidson Financial Services, Inc.
3.550%, 5/21/21§	500,000	505,657
John Deere Capital Corp.
2.700%, 1/6/23	250,000	262,087
2.650%, 6/24/24	25,000	26,786
LeasePlan Corp. NV
2.875%, 10/24/24§	600,000	629,749
PACCAR Financial Corp.
2.650%, 5/10/22	25,000	25,802
0.800%, 6/8/23	30,000	30,326
0.350%, 8/11/23	25,000	25,014
Synchrony Financial
4.375%, 3/19/24	87,000	95,749
4.250%, 8/15/24	44,000	48,340
3.700%, 8/4/26	50,000	55,230
Toyota Motor Credit Corp.
0.450%, 7/22/22	50,000	50,074
0.350%, 10/14/22	50,000	50,075
0.500%, 8/14/23	40,000	40,052
0.800%, 10/16/25	50,000	50,042
3.200%, 1/11/27	100,000	112,200
2.150%, 2/13/30	89,000	94,859
3.375%, 4/1/30	200,000	233,174

		9,716,013

See Notes to Financial Statements.

1532

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Diversified Financial Services (0.3%)
Berkshire Hathaway, Inc.
3.000%, 2/11/23		$75,000	$79,129
3.125%, 3/15/26		35,000	39,063
Block Financial LLC
5.500%, 11/1/22		36,000	38,235
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust, Class A
Series 2012-1 A 5.125%, 11/30/22§		61,191	55,944
GE Capital Funding LLC
3.450%, 5/15/25§		600,000	659,228
4.400%, 5/15/30§		700,000	822,283
MDGH – GMTN BV
2.500%, 11/7/24§		200,000	211,000
National Rural Utilities Cooperative Finance Corp.
2.850%, 1/27/25		100,000	108,554
Petronas Capital Ltd.
3.500%, 4/21/30§		200,000	230,453
Private Export Funding Corp.
Series II 2.050%, 11/15/22		46,000	47,545
Shell International Finance BV
2.375%, 8/21/22		36,000	37,230
3.400%, 8/12/23		75,000	80,860
2.875%, 5/10/26		50,000	55,220
2.500%, 9/12/26		50,000	54,563
2.375%, 11/7/29		499,000	533,722
2.750%, 4/6/30		200,000	220,126
4.000%, 5/10/46		20,000	24,893
Voya Financial, Inc.
3.650%, 6/15/26		50,000	56,954

			3,355,002

Insurance (0.4%)
Aflac, Inc.
3.625%, 11/15/24		125,000	139,089
Ambac LSNI LLC
(ICE LIBOR USD 3 Month + 5.00%, 6.00% Floor), 6.000%, 2/12/23 (k)§		304,740	304,743
American Financial Group, Inc.
3.500%, 8/15/26		15,000	16,587
American International Group, Inc.
4.875%, 6/1/22		36,000	38,193
2.500%, 6/30/25		50,000	53,661
3.750%, 7/10/25		500,000	559,877
4.200%, 4/1/28		25,000	29,654
4.250%, 3/15/29		25,000	30,057
3.400%, 6/30/30		190,000	217,242
Aon Corp.
2.200%, 11/15/22		20,000	20,645
4.500%, 12/15/28		177,000	215,336
3.750%, 5/2/29		181,000	210,184
2.800%, 5/15/30		98,000	106,047
Aon plc
4.600%, 6/14/44		5,000	6,634
Assurant, Inc.
4.200%, 9/27/23		600,000	658,088
Berkshire Hathaway Finance Corp.
1.450%, 10/15/30		40,000	40,513
Brighthouse Financial, Inc.
3.700%, 6/22/27		50,000	53,768
Chubb INA Holdings, Inc.
3.350%, 5/3/26		75,000	84,702
CNA Financial Corp.
2.050%, 8/15/30		20,000	20,379
Fairfax Financial Holdings Ltd.
4.625%, 4/29/30		25,000	27,898
Globe Life, Inc.
2.150%, 8/15/30		50,000	50,812
Hanover Insurance Group, Inc. (The)
4.500%, 4/15/26		50,000	58,627
Hartford Financial Services Group, Inc. (The)
5.950%, 10/15/36		21,000	29,701
4.300%, 4/15/43		20,000	25,153
Kemper Corp.
2.400%, 9/30/30		25,000	25,397
Lincoln National Corp.
4.000%, 9/1/23		15,000	16,407
Loews Corp.
3.750%, 4/1/26		50,000	57,254
Markel Corp.
3.500%, 11/1/27		25,000	28,122
Marsh & McLennan Cos., Inc.
3.875%, 3/15/24		50,000	55,160
4.375%, 3/15/29		74,000	89,865
1.979%, 3/21/30	EUR	100,000	139,305
2.250%, 11/15/30		$94,000	99,284
MetLife, Inc.
4.721%, 12/15/44 (e)		23,000	31,645
Principal Financial Group, Inc.
3.700%, 5/15/29		10,000	11,634
2.125%, 6/15/30		25,000	25,905
Prudential Financial, Inc.
3.500%, 5/15/24		50,000	54,813
(ICE LIBOR USD 3 Month + 4.18%), 5.875%, 9/15/42 (k)		27,000	28,856
(ICE LIBOR USD 3 Month + 2.38%), 4.500%, 9/15/47 (k)		70,000	76,738
Reinsurance Group of America, Inc.
3.900%, 5/15/29		10,000	11,415
3.150%, 6/15/30		20,000	21,738
RenaissanceRe Holdings Ltd.
3.600%, 4/15/29		50,000	56,867
Sompo International Holdings Ltd.
4.700%, 10/15/22		36,000	38,480
Trinity Acquisition plc
4.400%, 3/15/26		50,000	58,527
Willis North America, Inc.
3.600%, 5/15/24		22,000	24,067

			3,949,069

Thrifts & Mortgage Finance (0.2%)
BPCE SA
4.000%, 9/12/23§		600,000	652,368
2.700%, 10/1/29§		250,000	268,438
Nationwide Building Society
(ICE LIBOR USD 3 Month + 1.06%), 3.766%, 3/8/24 (k)§		600,000	637,249

			1,558,055

Total Financials			97,983,469

See Notes to Financial Statements.

1533

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Health Care (2.2%)
Biotechnology (0.6%)
AbbVie, Inc.
3.250%, 10/1/22		$536,000	$558,424
2.900%, 11/6/22		73,000	76,324
2.300%, 11/21/22		50,000	51,757
3.850%, 6/15/24		7,000	7,736
2.600%, 11/21/24		728,000	778,099
3.800%, 3/15/25		832,000	933,459
3.600%, 5/14/25		175,000	194,898
3.200%, 5/14/26		32,000	35,585
2.950%, 11/21/26		500,000	550,158
3.200%, 11/21/29		329,000	368,715
4.550%, 3/15/35		172,000	217,481
4.500%, 5/14/35		41,000	51,384
4.050%, 11/21/39		73,000	88,196
4.625%, 10/1/42		5,000	6,337
4.850%, 6/15/44		57,000	75,281
4.700%, 5/14/45		47,000	61,341
4.875%, 11/14/48		22,000	29,681
Amgen, Inc.
2.650%, 5/11/22		100,000	102,991
3.625%, 5/15/22		45,000	46,614
3.625%, 5/22/24		50,000	54,704
2.450%, 2/21/30		353,000	376,889
2.300%, 2/25/31		25,000	26,544
4.400%, 5/1/45		129,000	164,809
Baxalta, Inc.
4.000%, 6/23/25		38,000	42,965
Biogen, Inc.
2.250%, 5/1/30		387,000	401,295
Gilead Sciences, Inc.
1.950%, 3/1/22		15,000	15,243
0.750%, 9/29/23		45,000	45,114
3.650%, 3/1/26		125,000	141,762
1.650%, 10/1/30		220,000	220,227
4.800%, 4/1/44		47,000	62,016
4.750%, 3/1/46		103,000	135,402
4.150%, 3/1/47		106,000	128,747

			6,050,178

Health Care Equipment & Supplies (0.2%)
Abbott Laboratories
3.400%, 11/30/23		35,000	37,832
2.950%, 3/15/25		100,000	109,138
3.750%, 11/30/26		28,000	32,889
Becton Dickinson and Co.
2.894%, 6/6/22		72,000	74,070
3.700%, 6/6/27		33,000	37,702
2.823%, 5/20/30		35,000	38,418
Boston Scientific Corp.
3.375%, 5/15/22		500,000	520,765
3.450%, 3/1/24		25,000	27,081
3.750%, 3/1/26		100,000	113,912
4.000%, 3/1/29		57,000	67,172
2.650%, 6/1/30		120,000	128,497
DH Europe Finance II Sarl
1.800%, 9/18/49	EUR	100,000	138,062
Medtronic Global Holdings SCA
1.375%, 10/15/40		100,000	132,699
Medtronic, Inc.
3.500%, 3/15/25		$31,000	34,656
Stryker Corp.
3.500%, 3/15/26		50,000	56,554
1.950%, 6/15/30		200,000	205,476
Zimmer Biomet Holdings, Inc.
3.550%, 4/1/25		200,000	220,536

			1,975,459

Health Care Providers & Services (0.7%)
Aetna, Inc.
2.800%, 6/15/23		100,000	105,198
4.500%, 5/15/42		11,000	13,379
AmerisourceBergen Corp.
3.450%, 12/15/27		50,000	56,902
Anthem, Inc.
2.950%, 12/1/22		100,000	104,532
3.650%, 12/1/27		200,000	230,069
4.101%, 3/1/28		106,000	125,578
Cardinal Health, Inc.
3.500%, 11/15/24		50,000	55,156
3.410%, 6/15/27		75,000	84,263
Centene Corp.
3.000%, 10/15/30		198,000	209,860
Cigna Corp.
3.750%, 7/15/23		58,000	62,507
3.400%, 3/1/27		157,000	177,255
4.375%, 10/15/28		639,000	774,038
CVS Health Corp.
3.700%, 3/9/23		29,000	31,034
3.375%, 8/12/24		75,000	82,187
3.875%, 7/20/25		80,000	90,497
1.300%, 8/21/27		65,000	65,161
4.300%, 3/25/28		140,000	165,544
3.250%, 8/15/29		720,000	810,710
3.750%, 4/1/30		268,000	312,788
5.125%, 7/20/45		172,000	231,221
HCA, Inc.
4.750%, 5/1/23		652,000	711,041
5.000%, 3/15/24		370,000	416,159
5.250%, 4/15/25		222,000	259,151
5.250%, 6/15/26		126,000	149,070
4.500%, 2/15/27		20,000	23,250
4.125%, 6/15/29		20,000	23,138
Humana, Inc.
3.850%, 10/1/24		50,000	55,259
3.125%, 8/15/29		114,000	125,576
Laboratory Corp. of America Holdings
3.750%, 8/23/22		20,000	20,918
3.600%, 2/1/25		200,000	221,851
McKesson Corp.
2.700%, 12/15/22		27,000	27,893
2.850%, 3/15/23		36,000	37,590
3.796%, 3/15/24		50,000	54,531
Quest Diagnostics, Inc.
3.450%, 6/1/26		30,000	33,768
SSM Health Care Corp.
Series 2018 3.688%, 6/1/23		10,000	10,680
UnitedHealth Group, Inc.
2.875%, 3/15/23		27,000	28,453
2.375%, 8/15/24		70,000	74,670
3.750%, 7/15/25		75,000	85,213

See Notes to Financial Statements.

1534

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
3.450%, 1/15/27		$50,000	$56,867
2.950%, 10/15/27		100,000	111,801
3.850%, 6/15/28		285,000	338,020
3.500%, 8/15/39		176,000	206,112
2.750%, 5/15/40		25,000	26,714
4.200%, 1/15/47		66,000	86,254

			6,971,858

Life Sciences Tools & Services (0.1%)
Agilent Technologies, Inc.
3.050%, 9/22/26		188,000	209,177
2.750%, 9/15/29		169,000	184,739
2.100%, 6/4/30		23,000	23,781
PerkinElmer, Inc.
3.300%, 9/15/29		15,000	16,858
Thermo Fisher Scientific, Inc.
3.000%, 4/15/23		70,000	74,083
2.950%, 9/19/26		30,000	33,053
2.600%, 10/1/29		47,000	51,349
4.497%, 3/25/30		77,000	96,217
1.875%, 10/1/49	EUR	100,000	141,055

			830,312

Pharmaceuticals (0.6%)
AstraZeneca plc
3.125%, 6/12/27		$75,000	83,763
1.375%, 8/6/30		392,000	384,594
Bayer US Finance II LLC
3.875%, 12/15/23§		600,000	653,661
4.250%, 12/15/25§		600,000	687,642
4.375%, 12/15/28§		200,000	234,844
Bristol-Myers Squibb Co.
2.600%, 5/16/22		50,000	51,528
2.750%, 2/15/23		50,000	52,493
2.900%, 7/26/24		155,000	167,230
3.875%, 8/15/25		100,000	113,527
3.200%, 6/15/26		25,000	27,883
3.900%, 2/20/28		50,000	60,192
4.250%, 10/26/49		26,000	35,089
Eli Lilly and Co.
3.375%, 3/15/29		30,000	34,809
GlaxoSmithKline Capital plc
2.850%, 5/8/22		45,000	46,523
2.875%, 6/1/22		100,000	103,343
3.000%, 6/1/24		70,000	75,831
GlaxoSmithKline Capital, Inc.
2.800%, 3/18/23		36,000	37,860
Johnson & Johnson
0.550%, 9/1/25		100,000	99,450
2.450%, 3/1/26		125,000	135,883
3.500%, 1/15/48		45,000	55,314
Merck & Co., Inc.
2.400%, 9/15/22		27,000	27,808
2.800%, 5/18/23		62,000	65,596
2.900%, 3/7/24		100,000	107,419
2.750%, 2/10/25		50,000	54,311
3.400%, 3/7/29		259,000	301,848
1.450%, 6/24/30		32,000	32,139
Novartis Capital Corp.
2.400%, 5/17/22		100,000	102,589
3.400%, 5/6/24		50,000	54,788
Pfizer, Inc.
3.400%, 5/15/24		50,000	54,848
2.750%, 6/3/26		50,000	54,981
3.600%, 9/15/28		25,000	29,357
3.450%, 3/15/29		82,000	95,761
2.625%, 4/1/30		38,000	42,090
1.700%, 5/28/30		430,000	444,104
Royalty Pharma plc
1.200%, 9/2/25§		70,000	70,995
Sanofi
3.625%, 6/19/28		25,000	29,179
Shire Acquisitions Investments Ireland DAC
3.200%, 9/23/26		94,000	104,931
Takeda Pharmaceutical Co. Ltd.
4.400%, 11/26/23		50,000	55,510
5.000%, 11/26/28		200,000	249,076
2.050%, 3/31/30		400,000	409,493
2.000%, 7/9/40	EUR	125,000	173,092
Teva Pharmaceutical Finance Netherlands III BV
6.000%, 4/15/24 (x)		$600,000	634,875
Utah Acquisition Sub, Inc.
3.950%, 6/15/26		50,000	57,290
Wyeth LLC
5.950%, 4/1/37		29,000	43,598
Zoetis, Inc.
3.000%, 9/12/27		50,000	55,585
2.000%, 5/15/30		50,000	52,305

			6,545,027

Total Health Care			22,372,834

Industrials (2.3%)
Aerospace & Defense (0.8%)
BAE Systems Holdings, Inc.
3.800%, 10/7/24§		39,000	43,477
3.850%, 12/15/25§		312,000	355,788
BAE Systems plc
3.400%, 4/15/30§		264,000	296,728
Boeing Co. (The)
4.508%, 5/1/23		47,000	50,815
1.950%, 2/1/24		600,000	614,310
4.875%, 5/1/25		367,000	416,384
2.750%, 2/1/26		800,000	839,933
2.700%, 2/1/27		75,000	77,975
5.040%, 5/1/27		100,000	116,921
3.450%, 11/1/28		25,000	27,006
5.150%, 5/1/30		100,000	119,880
3.825%, 3/1/59		14,000	14,222
5.930%, 5/1/60		42,000	59,351
Embraer Netherlands Finance BV
5.400%, 2/1/27		3,000	3,182
Embraer Overseas Ltd.
5.696%, 9/16/23 (m)		10,000	10,603
General Dynamics Corp.
2.250%, 11/15/22		62,000	63,973
3.750%, 5/15/28		37,000	43,225
3.625%, 4/1/30		177,000	209,500
Huntington Ingalls Industries, Inc.
3.844%, 5/1/25§		100,000	110,885
4.200%, 5/1/30§		142,000	167,566

See Notes to Financial Statements.

1535

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
L3Harris Technologies, Inc.
3.850%, 12/15/26		$59,000	$68,065
4.400%, 6/15/28		480,000	574,419
1.800%, 1/15/31		174,000	176,059
Leidos, Inc.
4.375%, 5/15/30§		214,000	253,890
Lockheed Martin Corp.
3.550%, 1/15/26		50,000	56,773
3.600%, 3/1/35		249,000	300,424
2.800%, 6/15/50		83,000	89,610
Northrop Grumman Corp.
3.250%, 8/1/23		75,000	80,429
2.930%, 1/15/25		232,000	253,006
3.200%, 2/1/27		31,000	35,408
3.250%, 1/15/28		389,000	445,717
4.750%, 6/1/43		5,000	6,628
4.030%, 10/15/47		44,000	54,810
Raytheon Technologies Corp.
3.650%, 8/16/23		9,000	9,710
3.200%, 3/15/24		75,000	81,049
3.150%, 12/15/24		50,000	54,151
3.125%, 5/4/27		100,000	112,015
7.200%, 8/15/27		27,000	36,661
7.000%, 11/1/28		143,000	192,713
4.125%, 11/16/28		270,000	320,428
2.150%, 5/18/30	EUR	200,000	281,539
2.250%, 7/1/30		$45,000	47,550
5.400%, 5/1/35		3,000	4,043
4.200%, 12/15/44		32,000	38,820
4.150%, 5/15/45		114,000	140,973
Spirit AeroSystems, Inc.
4.600%, 6/15/28		500,000	493,750
Textron, Inc.
3.875%, 3/1/25		525,000	576,158
4.000%, 3/15/26		25,000	28,181
3.900%, 9/17/29		214,000	243,913

			8,698,616

Air Freight & Logistics (0.1%)
FedEx Corp.
4.200%, 10/17/28		100,000	119,336
1.300%, 8/5/31	EUR	120,000	157,371
3.900%, 2/1/35		$61,000	72,367
4.100%, 2/1/45		88,000	104,578
United Parcel Service, Inc.
2.500%, 4/1/23		25,000	26,196
2.400%, 11/15/26		50,000	54,521
3.400%, 3/15/29		62,000	71,642
2.500%, 9/1/29		65,000	70,713
4.450%, 4/1/30		165,000	206,132
5.200%, 4/1/40		76,000	107,593
4.875%, 11/15/40		31,000	42,673

			1,033,122

Airlines (0.1%)
American Airlines Pass-Through Trust, Class A
Series 2019-1 A 3.500%, 2/15/32		482,616	432,064
Southwest Airlines Co.
4.750%, 5/4/23		25,000	27,166
5.250%, 5/4/25		75,000	86,765
5.125%, 6/15/27		50,000	59,370

			605,365

Building Products (0.2%)
Boral Finance Pty. Ltd.
3.000%, 11/1/22§		600,000	613,097
Carrier Global Corp.
1.923%, 2/15/23		57,000	58,722
2.242%, 2/15/25		517,000	545,586
2.722%, 2/15/30		250,000	267,196
Fortune Brands Home & Security, Inc.
3.250%, 9/15/29		50,000	55,251
Johnson Controls International plc
5.125%, 9/14/45		3,000	4,148
Masco Corp.
4.375%, 4/1/26		20,000	23,484
2.000%, 10/1/30		25,000	25,394
Owens Corning
3.950%, 8/15/29		100,000	115,210
3.875%, 6/1/30		20,000	23,054

			1,731,142

Commercial Services & Supplies (0.2%)
Cintas Corp. No. 2
3.700%, 4/1/27		100,000	115,291
RELX Capital, Inc.
4.000%, 3/18/29		120,000	141,837
3.000%, 5/22/30		262,000	290,268
Republic Services, Inc.
2.500%, 8/15/24		100,000	107,007
3.375%, 11/15/27		75,000	84,838
3.950%, 5/15/28		52,000	60,952
2.300%, 3/1/30		90,000	95,481
1.450%, 2/15/31		24,000	23,346
1.750%, 2/15/32		52,000	51,905
Rockefeller Foundation (The)
Series 2020 2.492%, 10/1/50		600,000	618,465
Waste Management, Inc.
2.900%, 9/15/22		36,000	37,212
3.150%, 11/15/27		50,000	55,679
1.150%, 3/15/28		170,000	169,701

			1,851,982

Electrical Equipment (0.0%)
ABB Finance USA, Inc.
2.875%, 5/8/22		36,000	37,221
Eaton Corp.
2.750%, 11/2/22		45,000	46,929
Emerson Electric Co.
1.800%, 10/15/27		25,000	26,387
Rockwell Automation, Inc.
2.875%, 3/1/25		75,000	81,890

			192,427

Industrial Conglomerates (0.2%)
3M Co.
1.750%, 2/14/23		50,000	51,506
3.250%, 2/14/24		25,000	27,142
2.875%, 10/15/27		75,000	83,406
2.375%, 8/26/29		61,000	66,158

See Notes to Financial Statements.

1536

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
General Electric Co.
3.450%, 5/1/27		$200,000	$224,696
3.625%, 5/1/30		700,000	793,037
5.875%, 1/14/38		142,000	191,581
Honeywell International, Inc.
0.483%, 8/19/22		70,000	70,112
2.300%, 8/15/24		100,000	106,259
1.350%, 6/1/25		15,000	15,511
0.750%, 3/10/32	EUR	125,000	158,870
Roper Technologies, Inc.
3.800%, 12/15/26		$30,000	34,652
1.750%, 2/15/31		95,000	94,170

			1,917,100

Machinery (0.1%)
Caterpillar, Inc.
3.400%, 5/15/24		35,000	38,276
CNH Industrial Capital LLC
4.375%, 4/5/22		10,000	10,446
1.950%, 7/2/23		30,000	30,849
1.875%, 1/15/26		25,000	26,216
CNH Industrial NV
3.850%, 11/15/27 (x)		69,000	77,696
Cummins, Inc.
0.750%, 9/1/25		10,000	10,057
Deere & Co.
2.600%, 6/8/22		91,000	93,486
3.100%, 4/15/30		45,000	51,534
Dover Corp.
3.150%, 11/15/25		50,000	55,112
Illinois Tool Works, Inc.
2.650%, 11/15/26		50,000	55,265
Kennametal, Inc.
3.875%, 2/15/22		27,000	27,804
Otis Worldwide Corp.
2.565%, 2/15/30		102,000	108,985
Parker-Hannifin Corp.
2.700%, 6/14/24		32,000	34,289
3.250%, 3/1/27		100,000	111,237
3.250%, 6/14/29		40,000	45,285
Westinghouse Air Brake Technologies Corp.
3.200%, 6/15/25		600,000	646,500

			1,423,037

Professional Services (0.0%)
Equifax, Inc.
3.300%, 12/15/22		36,000	37,749
Thomson Reuters Corp.
3.350%, 5/15/26		30,000	33,696
Verisk Analytics, Inc.
4.125%, 3/15/29		25,000	29,839

			101,284

Road & Rail (0.3%)
Burlington Northern Santa Fe LLC
3.400%, 9/1/24		50,000	54,992
5.750%, 5/1/40		70,000	102,575
4.400%, 3/15/42		45,000	58,696
Canadian Pacific Railway Co.
2.050%, 3/5/30		20,000	20,862
CSX Corp.
4.250%, 3/15/29		266,000	321,943
4.300%, 3/1/48		80,000	101,628
ERAC USA Finance LLC
2.600%, 12/1/21§		400,000	406,895
Norfolk Southern Corp.
2.900%, 6/15/26		221,000	243,968
3.800%, 8/1/28		25,000	29,554
3.400%, 11/1/49		39,000	44,750
4.050%, 8/15/52		44,000	55,951
Penske Truck Leasing Co. LP
4.875%, 7/11/22§		450,000	479,708
Ryder System, Inc.
2.500%, 9/1/22		20,000	20,627
3.650%, 3/18/24		25,000	27,325
2.500%, 9/1/24		68,000	71,997
4.625%, 6/1/25		423,000	489,599
Union Pacific Corp.
2.750%, 4/15/23		62,000	64,888
3.250%, 8/15/25		100,000	110,651
2.750%, 3/1/26		152,000	166,324
3.375%, 2/1/35		46,000	53,258
3.600%, 9/15/37		28,000	32,544
3.839%, 3/20/60		119,000	146,614

			3,105,349

Trading Companies & Distributors (0.2%)
Air Lease Corp.
3.500%, 1/15/22		30,000	30,837
3.000%, 9/15/23		50,000	52,451
3.750%, 6/1/26		100,000	109,959
3.000%, 2/1/30		50,000	51,655
Aircastle Ltd.
5.125%, 3/15/21		600,000	604,632
5.500%, 2/15/22		10,000	10,441
5.000%, 4/1/23		10,000	10,717
4.125%, 5/1/24		10,000	10,594
Aviation Capital Group LLC
3.500%, 11/1/27§		700,000	701,683
GATX Corp.
3.250%, 9/15/26		50,000	55,519
Mitsubishi Corp.
2.625%, 7/14/22 (m)		500,000	515,192
United Rentals North America, Inc.
3.875%, 11/15/27		120,000	126,000

			2,279,680

Transportation Infrastructure (0.1%)
Transurban Finance Co. Pty. Ltd.
2.450%, 3/16/31§		800,000	837,618

Total Industrials			23,776,722

Information Technology (2.8%)
Communications Equipment (0.1%)
Cisco Systems, Inc.
2.500%, 9/20/26		50,000	54,750
Juniper Networks, Inc.
3.750%, 8/15/29 (x)		55,000	63,506
Motorola Solutions, Inc.
4.600%, 2/23/28		50,000	60,208
4.600%, 5/23/29		426,000	510,655
5.500%, 9/1/44		96,000	120,863

			809,982

See Notes to Financial Statements.

1537

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Electronic Equipment, Instruments & Components (0.1%)
Allegion US Holding Co., Inc.
3.550%, 10/1/27		$50,000	$54,573
Arrow Electronics, Inc.
3.500%, 4/1/22		500,000	514,515
3.250%, 9/8/24		50,000	54,059
Corning, Inc.
4.375%, 11/15/57		27,000	33,797
Jabil, Inc.
3.950%, 1/12/28		100,000	112,477
Keysight Technologies, Inc.
4.600%, 4/6/27		75,000	88,733
Tyco Electronics Group SA
3.450%, 8/1/24		20,000	21,456

			879,610

IT Services (0.7%)
DXC Technology Co.
4.000%, 4/15/23		181,000	192,815
4.125%, 4/15/25		8,000	8,810
Fidelity National Information Services, Inc.
3.000%, 8/15/26		50,000	55,790
1.500%, 5/21/27	EUR	190,000	250,037
1.000%, 12/3/28		250,000	320,369
3.750%, 5/21/29		$5,000	5,846
Fiserv, Inc.
3.800%, 10/1/23		25,000	27,302
2.750%, 7/1/24		100,000	107,105
2.250%, 6/1/27		700,000	744,825
4.200%, 10/1/28		15,000	17,847
3.500%, 7/1/29		654,000	747,495
2.650%, 6/1/30		110,000	118,793
1.625%, 7/1/30	EUR	150,000	201,281
Global Payments, Inc.
3.800%, 4/1/21		$74,000	74,389
4.000%, 6/1/23		50,000	54,084
4.800%, 4/1/26		236,000	281,157
4.450%, 6/1/28		60,000	71,188
3.200%, 8/15/29		280,000	309,657
2.900%, 5/15/30		51,000	55,434
IBM Credit LLC
3.000%, 2/6/23		100,000	105,422
International Business Machines Corp.
2.500%, 1/27/22		100,000	102,375
1.875%, 8/1/22		91,000	93,298
3.000%, 5/15/24		100,000	107,787
3.450%, 2/19/26		100,000	113,014
3.300%, 5/15/26		276,000	311,276
3.500%, 5/15/29		209,000	240,310
1.950%, 5/15/30		381,000	391,510
2.850%, 5/15/40		135,000	144,257
Mastercard, Inc.
2.000%, 3/3/25		50,000	52,933
2.950%, 11/21/26		50,000	55,921
2.950%, 6/1/29		202,000	226,836
PayPal Holdings, Inc.
2.400%, 10/1/24		27,000	28,848
2.650%, 10/1/26		680,000	745,997
Visa, Inc.
3.150%, 12/14/25		100,000	111,945
0.750%, 8/15/27		45,000	44,868
2.050%, 4/15/30		65,000	69,226
4.150%, 12/14/35		169,000	216,624
Western Union Co. (The)
4.250%, 6/9/23		25,000	27,075

			6,833,746

Semiconductors & Semiconductor Equipment (1.0%)
Analog Devices, Inc.
2.950%, 4/1/25		200,000	218,504
Applied Materials, Inc.
1.750%, 6/1/30		30,000	31,126
2.750%, 6/1/50		125,000	133,754
Broadcom Corp.
3.875%, 1/15/27		870,000	981,184
Broadcom, Inc.
2.250%, 11/15/23		226,000	235,839
4.700%, 4/15/25		578,000	663,320
3.150%, 11/15/25		40,000	43,681
4.250%, 4/15/26		100,000	113,945
3.459%, 9/15/26		26,000	28,720
4.110%, 9/15/28		775,000	885,958
4.750%, 4/15/29		805,000	958,017
4.150%, 11/15/30		27,000	31,164
4.300%, 11/15/32		119,000	140,996
Intel Corp.
2.350%, 5/11/22		100,000	102,758
2.700%, 12/15/22		45,000	47,111
3.700%, 7/29/25		100,000	113,260
2.450%, 11/15/29		20,000	21,577
3.734%, 12/8/47		163,000	194,832
4.750%, 3/25/50		106,000	147,751
KLA Corp.
4.650%, 11/1/24		50,000	57,294
4.100%, 3/15/29		271,000	324,776
5.000%, 3/15/49		27,000	37,765
3.300%, 3/1/50		146,000	164,776
Lam Research Corp.
3.750%, 3/15/26		544,000	621,295
4.000%, 3/15/29		30,000	35,627
4.875%, 3/15/49		75,000	108,069
Maxim Integrated Products, Inc.
3.450%, 6/15/27		25,000	28,011
Microchip Technology, Inc.
3.922%, 6/1/21		600,000	608,067
Micron Technology, Inc.
2.497%, 4/24/23		200,000	208,709
4.640%, 2/6/24		10,000	11,159
4.975%, 2/6/26		500,000	592,408
4.185%, 2/15/27		25,000	29,073
NVIDIA Corp.
3.200%, 9/16/26		198,000	223,367
2.850%, 4/1/30		342,000	384,110
3.500%, 4/1/50		56,000	68,013
NXP BV
3.875%, 6/18/26§		800,000	914,256
4.300%, 6/18/29§		564,000	670,226
3.400%, 5/1/30§		86,000	97,331
QUALCOMM, Inc.
2.600%, 1/30/23		50,000	52,451
3.250%, 5/20/27		75,000	84,848
2.150%, 5/20/30		100,000	105,999

See Notes to Financial Statements.

1538

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
4.800%, 5/20/45	$131,000	$185,335
4.300%, 5/20/47	60,000	80,403
Texas Instruments, Inc.
1.375%, 3/12/25	15,000	15,528
2.250%, 9/4/29	30,000	32,358
1.750%, 5/4/30	37,000	38,200
Xilinx, Inc.
2.950%, 6/1/24	50,000	53,905

		10,926,856

Software (0.4%)
Adobe, Inc.
1.900%, 2/1/25	30,000	31,715
Autodesk, Inc.
3.600%, 12/15/22	36,000	37,832
3.500%, 6/15/27	383,000	431,480
Citrix Systems, Inc.
3.300%, 3/1/30	700,000	771,653
Microsoft Corp.
2.375%, 2/12/22	75,000	76,731
2.375%, 5/1/23	102,000	106,547
2.700%, 2/12/25	75,000	81,448
2.400%, 8/8/26	100,000	109,149
3.300%, 2/6/27	100,000	113,968
3.450%, 8/8/36	90,000	110,641
3.750%, 2/12/45	26,000	33,300
3.700%, 8/8/46	156,000	195,889
Oracle Corp.
2.500%, 10/15/22	73,000	75,822
2.625%, 2/15/23	70,000	73,367
3.400%, 7/8/24	75,000	82,422
2.950%, 11/15/24	75,000	81,617
2.500%, 4/1/25	200,000	215,102
2.950%, 5/15/25	100,000	109,598
2.650%, 7/15/26	45,000	49,266
3.900%, 5/15/35	58,000	71,217
3.800%, 11/15/37	100,000	119,510
3.600%, 4/1/40	238,000	277,521
4.000%, 7/15/46	357,000	434,006
VMware, Inc.
4.650%, 5/15/27	500,000	584,832
3.900%, 8/21/27	100,000	112,700

		4,387,333

Technology Hardware, Storage & Peripherals (0.5%)
Apple, Inc.
2.150%, 2/9/22	100,000	102,055
2.400%, 5/3/23	136,000	142,385
0.750%, 5/11/23	115,000	116,440
2.850%, 5/11/24	200,000	215,923
1.125%, 5/11/25	100,000	102,338
3.250%, 2/23/26	110,000	123,920
3.350%, 2/9/27	50,000	56,963
2.900%, 9/12/27	150,000	168,045
1.650%, 5/11/30	90,000	92,844
3.850%, 5/4/43	208,000	260,890
2.550%, 8/20/60	67,000	68,248
Dell International LLC
5.450%, 6/15/23§	660,000	734,278
5.850%, 7/15/25§	500,000	596,132
6.020%, 6/15/26§	340,000	413,524
4.900%, 10/1/26§	152,000	179,210
5.300%, 10/1/29§	200,000	243,979
8.100%, 7/15/36§	37,000	52,865
Hewlett Packard Enterprise Co.
4.650%, 10/1/24	286,000	323,867
4.900%, 10/15/25 (e)	50,000	58,610
1.750%, 4/1/26	73,000	75,437
HP, Inc.
2.200%, 6/17/25	100,000	105,881
6.000%, 9/15/41	20,000	26,108
Seagate HDD Cayman
4.091%, 6/1/29§	74,000	79,273
4.125%, 1/15/31§	600,000	639,000

		4,978,215

Total Information Technology		28,815,742

Materials (0.4%)
Chemicals (0.2%)
Albemarle Corp.
4.150%, 12/1/24	100,000	111,786
Celanese US Holdings LLC
4.625%, 11/15/22	10,000	10,732
Dow Chemical Co. (The)
9.000%, 4/1/21	55,000	56,141
3.500%, 10/1/24	75,000	82,110
4.550%, 11/30/25	52,000	60,742
3.625%, 5/15/26	25,000	28,257
DuPont de Nemours, Inc.
2.169%, 5/1/23	60,000	60,795
4.205%, 11/15/23	100,000	110,266
4.493%, 11/15/25	225,000	262,504
Eastman Chemical Co.
3.600%, 8/15/22	45,000	46,865
4.500%, 12/1/28	23,000	27,626
Ecolab, Inc.
4.800%, 3/24/30	89,000	113,577
Linde, Inc.
2.700%, 2/21/23	36,000	37,755
LYB International Finance BV
4.000%, 7/15/23	36,000	39,000
LYB International Finance II BV
3.500%, 3/2/27	100,000	112,000
LYB International Finance III LLC
4.200%, 5/1/50	90,000	105,433
Mosaic Co. (The)
3.250%, 11/15/22	50,000	52,249
Nutrien Ltd.
3.150%, 10/1/22	36,000	37,457
PPG Industries, Inc.
2.800%, 8/15/29	100,000	109,256
RPM International, Inc.
4.550%, 3/1/29	25,000	29,088
4.250%, 1/15/48	6,000	6,700
Sherwin-Williams Co. (The)
3.450%, 6/1/27	75,000	84,862

See Notes to Financial Statements.

1539

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
2.300%, 5/15/30		$110,000	$115,484
4.000%, 12/15/42		25,000	29,741
Syngenta Finance NV
4.441%, 4/24/23§		400,000	417,500
Westlake Chemical Corp.
3.375%, 6/15/30		30,000	33,020

			2,180,946

Construction Materials (0.0%)
Martin Marietta Materials, Inc.
Series CB 2.500%, 3/15/30		35,000	37,111

Containers & Packaging (0.0%)
International Paper Co.
6.000%, 11/15/41		26,000	38,093
4.800%, 6/15/44		3,000	3,983
4.400%, 8/15/47		27,000	35,046
Packaging Corp. of America
3.400%, 12/15/27		35,000	39,813
WRKCo. Inc.
4.000%, 3/15/28		50,000	57,589

			174,524

Metals & Mining (0.1%)
Anglo American Capital plc
5.625%, 4/1/30§		216,000	275,467
BHP Billiton Finance USA Ltd.
2.875%, 2/24/22		27,000	27,773
Newmont Corp.
2.250%, 10/1/30		116,000	121,587
Nucor Corp.
3.950%, 5/1/28		20,000	23,789
Reliance Steel & Aluminum Co.
4.500%, 4/15/23		36,000	39,082
2.150%, 8/15/30		600,000	613,421
Steel Dynamics, Inc.
2.800%, 12/15/24		50,000	53,641
2.400%, 6/15/25		15,000	15,946
Vale Overseas Ltd. 3.750%, 7/8/30		35,000	38,883

			1,209,589

Paper & Forest Products (0.1%)
Fibria Overseas Finance Ltd. 5.500%, 1/17/27		25,000	28,492
Georgia-Pacific LLC
2.100%, 4/30/27§		105,000	110,795
7.750%, 11/15/29		20,000	29,689
2.300%, 4/30/30§		42,000	44,771
8.875%, 5/15/31		36,000	57,850

			271,597

Total Materials			3,873,767

Real Estate (1.9%)
Equity Real Estate Investment Trusts (REITs) (1.8%)
Alexandria Real Estate Equities, Inc. (REIT) 3.450%, 4/30/25		525,000	583,544
3.800%, 4/15/26		50,000	57,383
American Campus Communities Operating Partnership LP (REIT) 3.625%, 11/15/27		50,000	54,852
American Tower Corp. (REIT)
2.250%, 1/15/22		50,000	50,933
3.000%, 6/15/23		50,000	52,943
5.000%, 2/15/24		50,000	56,605
3.375%, 5/15/24		700,000	761,514
2.400%, 3/15/25		700,000	742,507
AvalonBay Communities, Inc. (REIT) 4.200%, 12/15/23		50,000	55,361
3.300%, 6/1/29		15,000	17,208
2.300%, 3/1/30		700,000	745,706
Boston Properties LP (REIT)
3.200%, 1/15/25		100,000	109,249
2.750%, 10/1/26		50,000	54,289
Brandywine Operating Partnership LP (REIT)
3.950%, 2/15/23		500,000	517,379
3.950%, 11/15/27		25,000	26,821
Brixmor Operating Partnership LP (REIT)
3.250%, 9/15/23		500,000	528,397
3.850%, 2/1/25		100,000	109,371
3.900%, 3/15/27		500,000	555,418
Camden Property Trust (REIT) 4.100%, 10/15/28		10,000	11,863
CC Holdings GS V LLC (REIT) 3.849%, 4/15/23		149,000	159,886
Corporate Office Properties LP (REIT) 5.000%, 7/1/25		100,000	113,917
2.250%, 3/15/26		600,000	626,208
Crown Castle International Corp. (REIT) 5.250%, 1/15/23		400,000	437,838
3.150%, 7/15/23		50,000	53,161
1.350%, 7/15/25		10,000	10,160
3.700%, 6/15/26		500,000	562,946
3.650%, 9/1/27		50,000	56,372
CyrusOne LP (REIT) 1.450%, 1/22/27	EUR	500,000	616,936
Duke Realty LP (REIT) 3.250%, 6/30/26		$30,000	33,487
EPR Properties (REIT) 4.500%, 4/1/25		500,000	502,491
Equinix, Inc. (REIT)
1.000%, 9/15/25		100,000	100,135
5.375%, 5/15/27		20,000	21,725
1.800%, 7/15/27		20,000	20,571
3.200%, 11/18/29		25,000	27,549
ERP Operating LP (REIT) 3.000%, 4/15/23		75,000	79,199
Essex Portfolio LP (REIT)
3.875%, 5/1/24		25,000	27,707
4.000%, 3/1/29		25,000	29,161
Federal Realty Investment Trust (REIT) 3.950%, 1/15/24		50,000	54,200
GLP Capital LP (REIT)
5.375%, 11/1/23		10,000	10,925
3.350%, 9/1/24		100,000	104,840
5.250%, 6/1/25		410,000	461,016
5.375%, 4/15/26		15,000	17,231
5.750%, 6/1/28		10,000	11,828

See Notes to Financial Statements.

1540

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Healthpeak Properties, Inc. (REIT) 4.250%, 11/15/23		$2,000	$2,210
Kilroy Realty LP (REIT)
3.450%, 12/15/24		25,000	27,077
4.375%, 10/1/25		1,000,000	1,118,708
Kimco Realty Corp. (REIT) 1.900%, 3/1/28		50,000	50,874
Life Storage LP (REIT) 3.875%, 12/15/27		25,000	28,440
Mid-America Apartments LP (REIT) 3.950%, 3/15/29		50,000	58,537
National Retail Properties, Inc. (REIT) 2.500%, 4/15/30		700,000	722,065
Office Properties Income Trust (REIT) 4.500%, 2/1/25		100,000	105,760
Omega Healthcare Investors, Inc. (REIT)
4.375%, 8/1/23		400,000	432,905
4.500%, 1/15/25		500,000	546,847
Piedmont Operating Partnership LP (REIT) 3.150%, 8/15/30		25,000	25,186
Public Storage (REIT)
3.094%, 9/15/27		600,000	669,015
3.385%, 5/1/29		15,000	17,108
Realty Income Corp. (REIT) 3.250%, 10/15/22		100,000	104,336
Regency Centers LP (REIT) 2.950%, 9/15/29		25,000	26,822
Sabra Health Care LP (REIT)
4.800%, 6/1/24		500,000	534,318
3.900%, 10/15/29		25,000	26,266
Scentre Group Trust 1 (REIT) 4.375%, 5/28/30§		700,000	807,743
Service Properties Trust (REIT) 4.750%, 10/1/26		500,000	493,750
Simon Property Group LP (REIT)
2.350%, 1/30/22		50,000	50,759
3.300%, 1/15/26		75,000	82,362
3.375%, 6/15/27		75,000	83,514
2.450%, 9/13/29		600,000	627,286
SL Green Operating Partnership LP (REIT) 3.250%, 10/15/22		25,000	25,772
Spirit Realty LP (REIT)
3.200%, 1/15/27		300,000	318,358
3.400%, 1/15/30		200,000	214,794
UDR, Inc. (REIT) 3.500%, 1/15/28		100,000	113,155
Unibail-Rodamco-Westfield SE (REIT) 1.000%, 3/14/25(m)	EUR	500,000	633,077
Ventas Realty LP (REIT) 3.500%, 4/15/24 (x)		$25,000	27,085
VEREIT Operating Partnership LP (REIT)
4.600%, 2/6/24		10,000	11,025
4.625%, 11/1/25		500,000	571,745
4.875%, 6/1/26		10,000	11,785
Washington REIT (REIT)
3.950%, 10/15/22		36,000	37,450
Welltower, Inc. (REIT)
3.625%, 3/15/24		20,000	21,780
4.000%, 6/1/25		100,000	113,658
2.750%, 1/15/31		600,000	632,854
WP Carey, Inc. (REIT)
3.850%, 7/15/29		50,000	56,341

			18,661,599

Real Estate Management & Development (0.1%)
CPI Property Group SA 2.125%, 10/4/24 (m)	EUR	400,000	507,443
Ontario Teachers’ Cadillac Fairview Properties Trust 3.125%, 3/20/22§		$500,000	514,991

			1,022,434

Total Real Estate			19,684,033

Utilities (2.1%)
Electric Utilities (1.8%)
AEP Texas, Inc.
3.950%, 6/1/28		165,000	192,720
Series G 4.150%, 5/1/49		11,000	13,671
Series H 3.450%, 1/15/50		14,000	15,499
AEP Transmission Co. LLC
4.250%, 9/15/48		72,000	92,489
3.800%, 6/15/49		80,000	98,695
3.150%, 9/15/49		40,000	44,667
Alabama Power Co.
6.000%, 3/1/39		3,000	4,421
3.750%, 3/1/45		39,000	47,073
Series 13-A 3.550%, 12/1/23		15,000	16,313
Series 20-A 1.450%, 9/15/30		50,000	49,783
Series A 4.300%, 7/15/48		90,000	119,656
American Electric Power Co., Inc.
3.200%, 11/13/27		25,000	27,876
2.300%, 3/1/30		25,000	26,091
Avangrid, Inc.
3.150%, 12/1/24		25,000	27,240
3.200%, 4/15/25		200,000	218,699
3.800%, 6/1/29		700,000	804,141
Baltimore Gas & Electric Co.
3.500%, 8/15/46		82,000	94,952
3.750%, 8/15/47		33,000	40,048
3.200%, 9/15/49		68,000	76,761
Baltimore Gas and Electric Co. 2.900%, 6/15/50		77,000	82,559
CenterPoint Energy Houston Electric LLC 3.950%, 3/1/48		30,000	38,454
Dayton Power & Light Co. (The) 3.950%, 6/15/49		84,000	98,219
DTE Electric Co.
2.650%, 6/15/22		45,000	46,211
4.300%, 7/1/44		11,000	14,275
3.950%, 3/1/49		84,000	109,682

See Notes to Financial Statements.

1541

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Series A 4.050%, 5/15/48	$50,000	$65,606
Duke Energy Carolinas LLC
2.500%, 3/15/23	50,000	52,253
3.950%, 11/15/28	21,000	24,940
2.450%, 8/15/29	25,000	26,925
2.450%, 2/1/30	377,000	403,328
3.875%, 3/15/46	79,000	98,158
Duke Energy Corp.
3.750%, 4/15/24	300,000	328,430
2.650%, 9/1/26	75,000	81,528
3.400%, 6/15/29	30,000	33,866
Duke Energy Florida LLC
3.800%, 7/15/28	122,000	142,303
2.500%, 12/1/29	230,000	249,419
1.750%, 6/15/30	475,000	483,597
3.400%, 10/1/46	30,000	34,145
4.200%, 7/15/48	40,000	51,857
Duke Energy Ohio, Inc.
3.650%, 2/1/29	186,000	214,697
2.125%, 6/1/30	7,000	7,289
Duke Energy Progress LLC
3.250%, 8/15/25	50,000	55,644
3.700%, 9/1/28	145,000	169,069
3.450%, 3/15/29	286,000	327,663
4.100%, 5/15/42	73,000	90,331
4.200%, 8/15/45	49,000	62,003
Edison International
2.400%, 9/15/22	11,000	11,240
3.125%, 11/15/22	7,000	7,264
2.950%, 3/15/23	52,000	53,956
3.550%, 11/15/24	400,000	423,233
Emera US Finance LP
3.550%, 6/15/26	50,000	55,921
Enel Finance International NV
4.250%, 9/14/23§	500,000	547,523
Entergy Arkansas LLC
3.750%, 2/15/21	870,000	872,116
2.650%, 6/15/51	33,000	33,716
Entergy Corp.
0.900%, 9/15/25	95,000	94,895
Entergy Louisiana LLC
0.620%, 11/17/23	50,000	49,989
5.400%, 11/1/24	20,000	23,504
4.200%, 9/1/48	112,000	146,075
Evergy, Inc.
2.450%, 9/15/24	35,000	37,114
Eversource Energy Series M 3.300%, 1/15/28	150,000	165,991
Exelon Corp.
3.950%, 6/15/25	75,000	84,752
4.050%, 4/15/30	200,000	236,460
5.625%, 6/15/35	11,000	14,798
FirstEnergy Corp.
2.050%, 3/1/25	22,000	22,000
2.650%, 3/1/30	120,000	119,700
Series B 3.900%, 7/15/27(e)	143,000	157,300
2.250%, 9/1/30	131,000	125,596
FirstEnergy Transmission LLC
4.350%, 1/15/25§	531,000	578,875
4.550%, 4/1/49§	179,000	210,911
Florida Power & Light Co.
4.050%, 10/1/44	115,000	146,602
3.700%, 12/1/47	104,000	129,956
3.950%, 3/1/48	17,000	21,752
3.150%, 10/1/49	165,000	183,920
Fortis, Inc.
3.055%, 10/4/26	75,000	82,370
Indiana Michigan Power Co.
3.850%, 5/15/28	25,000	29,339
ITC Holdings Corp.
3.350%, 11/15/27	25,000	27,930
MidAmerican Energy Co.
3.100%, 5/1/27	75,000	84,077
3.650%, 4/15/29	360,000	427,061
4.250%, 7/15/49	87,000	116,786
3.150%, 4/15/50	113,000	129,621
Mid-Atlantic Interstate Transmission LLC
4.100%, 5/15/28§	2,000	2,239
NextEra Energy Capital Holdings, Inc.
2.800%, 1/15/23	75,000	78,543
3.625%, 6/15/23	50,000	53,417
2.750%, 5/1/25	250,000	270,144
3.550%, 5/1/27	25,000	28,308
2.750%, 11/1/29	600,000	650,146
Northern States Power Co.
3.400%, 8/15/42	89,000	103,577
4.000%, 8/15/45	32,000	40,882
2.900%, 3/1/50	54,000	60,216
NRG Energy, Inc.
2.450%, 12/2/27§	110,000	114,538
NSTAR Electric Co.
2.375%, 10/15/22	45,000	46,366
3.200%, 5/15/27	18,000	20,061
3.250%, 5/15/29	10,000	11,481
3.950%, 4/1/30	3,000	3,625
Ohio Power Co.
4.000%, 6/1/49	52,000	65,357
Series G 6.600%, 2/15/33	50,000	70,420
Oklahoma Gas & Electric Co.
3.250%, 4/1/30 (x)	200,000	226,667
Oncor Electric Delivery Co. LLC
0.550%, 10/1/25§	35,000	34,866
3.700%, 11/15/28	228,000	266,485
3.800%, 6/1/49	104,000	130,419
3.100%, 9/15/49	38,000	43,376
5.350%, 10/1/52§	12,000	18,190
Pacific Gas and Electric Co. (ICE LIBOR USD 3 Month + 1.38%), 1.600%, 11/15/21 (k)	700,000	700,566
3.500%, 6/15/25	600,000	642,737
3.450%, 7/1/25	500,000	539,634
3.150%, 1/1/26 (x)	500,000	532,781
2.950%, 3/1/26	500,000	527,792
PPL Capital Funding, Inc.
3.100%, 5/15/26	50,000	55,174
4.125%, 4/15/30	200,000	237,519

See Notes to Financial Statements.

1542

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Public Service Electric & Gas Co.
3.050%, 11/15/24		$50,000	$54,048
3.700%, 5/1/28		36,000	41,779
3.650%, 9/1/28		90,000	104,485
3.200%, 5/15/29		100,000	113,771
Public Service Electric and Gas Co.
2.050%, 8/1/50		30,000	28,053
Southern California Edison Co.
1.845%, 2/1/22		24,643	24,758
2.850%, 8/1/29		40,000	43,046
2.250%, 6/1/30 (x)		180,000	186,837
Series 20C 1.200%, 2/1/26		24,000	24,172
Series A 2.900%, 3/1/21		25,000	25,102
4.200%, 3/1/29		95,000	111,287
Series C 3.500%, 10/1/23		50,000	53,757
Series D 3.400%, 6/1/23		25,000	26,600
Series E 3.700%, 8/1/25		107,000	119,704
Southern Co. (The)
2.950%, 7/1/23		25,000	26,460
3.250%, 7/1/26		100,000	112,260
Tampa Electric Co.
4.300%, 6/15/48		15,000	18,504
4.450%, 6/15/49		59,000	77,292
Trans-Allegheny Interstate Line Co.
3.850%, 6/1/25§		365,000	400,016
Union Electric Co.
2.950%, 3/15/30		250,000	278,724
Virginia Electric and Power Co.
4.000%, 1/15/43		81,000	101,350
Series B
4.200%, 5/15/45		16,000	20,378
Series C
2.750%, 3/15/23		186,000	193,424
Vistra Operations Co. LLC
4.300%, 7/15/29§		182,000	205,660
Wisconsin Power & Light Co.
3.050%, 10/15/27		75,000	85,087
Xcel Energy, Inc.
3.350%, 12/1/26		100,000	111,931

			19,019,600

Gas Utilities (0.1%)
Atmos Energy Corp.
3.375%, 9/15/49		35,000	41,045
CenterPoint Energy Resources Corp.
1.750%, 10/1/30		347,000	350,091
Eastern Energy Gas Holdings LLC
3.600%, 12/15/24		100,000	110,336
4.800%, 11/1/43		25,000	32,398
National Fuel Gas Co.
3.950%, 9/15/27		50,000	52,710
Piedmont Natural Gas Co., Inc.
3.640%, 11/1/46		9,000	10,283
3.350%, 6/1/50		15,000	16,672
Southern California Gas Co.
Series XX
2.550%, 2/1/30		200,000	215,607

			829,142

Multi-Utilities (0.2%)
Ameren Illinois Co.
3.800%, 5/15/28		94,000	109,370
3.250%, 3/15/50		70,000	81,240
Berkshire Hathaway Energy Co.
3.750%, 11/15/23		50,000	54,292
CenterPoint Energy, Inc.
2.500%, 9/1/24		25,000	26,551
Consolidated Edison Co. of New York, Inc.
Series B
3.125%, 11/15/27		25,000	28,335
Consumers Energy Co.
3.375%, 8/15/23		87,000	93,161
3.800%, 11/15/28		3,000	3,547
3.250%, 8/15/46		85,000	98,463
4.050%, 5/15/48		10,000	13,121
3.750%, 2/15/50		59,000	74,344
3.500%, 8/1/51		69,000	84,588
Dominion Energy, Inc.
(ICE LIBOR USD 3 Month + 3.06%), 5.750%, 10/1/54 (k)		50,000	55,312
Series B
2.750%, 9/15/22		45,000	46,449
DTE Energy Co.
Series C
2.529%, 10/1/24 (e)		20,000	21,307
Series D
3.700%, 8/1/23		25,000	27,022
Series F
1.050%, 6/1/25		35,000	35,353
NiSource, Inc.
0.950%, 8/15/25		60,000	60,153
Sempra Energy
(ICE LIBOR USD 3 Month + 0.45%), 0.667%, 3/15/21 (k)		600,000	600,348
2.875%, 10/1/22		32,000	33,238
2.900%, 2/1/23		100,000	104,886
WEC Energy Group, Inc.
1.375%, 10/15/27		600,000	603,014

			2,254,094

Water Utilities (0.0%)
Essential Utilities, Inc.
2.704%, 4/15/30		200,000	216,770

Total Utilities			22,319,606

Total Corporate Bonds			287,683,486

Foreign Government Securities (3.0%)
Argentina Government Bond
0.000%, 5/21/21 TIPS (r)	ARS	1,981,154	14,427
Argentine Republic
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 2.00%), 30.875%, 4/3/22 (k)(r)		100,000	631

See Notes to Financial Statements.

1543

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
Bonos de la Tesoreria
6.150%, 8/12/32	PEN	2,700,000	$907,524
Canada Government Bond
2.000%, 11/15/22		$100,000	103,445
2.000%, 9/1/23	CAD	15,400,000	12,660,176
1.625%, 1/22/25		$100,000	104,986
Export Development Canada
2.750%, 3/15/23		50,000	52,757
Export-Import Bank of Korea
2.750%, 1/25/22		100,000	102,250
Hungary Government Bond
5.750%, 11/22/23		200,000	227,437
5.375%, 3/25/24		160,000	182,218
Italian Republic Government Bond
2.375%, 10/17/24		200,000	210,507
Japan Bank for International Cooperation
2.375%, 11/16/22		200,000	207,371
0.625%, 7/15/25		200,000	199,889
2.375%, 4/20/26		200,000	217,320
2.250%, 11/4/26		50,000	54,173
3.500%, 10/31/28		200,000	237,649
Japan International Cooperation Agency
2.750%, 4/27/27		600,000	667,469
Kingdom of Saudi Arabia
3.250%, 10/22/30(m)		309,000	340,286
Mex Bonos Desarr Fix Rt
10.000%, 12/5/24	MXN	17,623,000	$1,057,807
10.000%, 11/20/36		1,600,000	112,168
Oriental Republic of Uruguay
4.375%, 10/27/27		$232,125	274,415
4.375%, 1/23/31		34,750	42,623
5.100%, 6/18/50		40,000	55,975
Province of British Columbia
2.000%, 10/23/22		50,000	51,536
1.750%, 9/27/24		15,000	15,754
Province of New Brunswick
2.200%, 7/26/22		100,000	102,951
2.500%, 12/12/22		25,000	26,027
3.350%, 11/1/23		150,000	162,151
Province of Ontario
2.450%, 6/29/22		45,000	46,422
2.200%, 10/3/22		100,000	103,184
3.400%, 10/17/23		200,000	216,659
3.200%, 5/16/24		162,000	177,001
Province of Quebec
2.625%, 2/13/23		102,000	107,071
1.500%, 2/11/25		300,000	312,450
2.500%, 4/20/26		50,000	54,873
2.750%, 4/12/27		50,000	55,938
Provincia de Buenos Aires
(Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days + 3.75%), 33.488%, 4/12/25 (k)(m)(r)	ARS	310,000	1,739
Republic of Chile
3.125%, 1/21/26		$100,000	110,906
Republic of Colombia
4.000%, 2/26/24		200,000	216,000
3.875%, 4/25/27		790,000	878,085
4.500%, 3/15/29		270,000	311,850
3.125%, 4/15/31		215,000	228,223
Republic of Indonesia
4.450%, 2/11/24		200,000	221,500
2.850%, 2/14/30		600,000	646,875
6.500%, 2/15/31	IDR	2,510,000,000	185,704
7.500%, 6/15/35		748,000,000	58,604
8.375%, 4/15/39		725,000,000	60,374
7.375%, 5/15/48		1,820,000,000	135,043
Republic of Panama
4.000%, 9/22/24		$200,000	220,938
3.875%, 3/17/28		400,000	459,125
Republic of Peru
8.200%, 8/12/26 (m)	PEN	2,000,000	749,483
4.125%, 8/25/27		$258,000	302,586
2.783%, 1/23/31		61,500	67,435
2.780%, 12/1/60		27,000	27,175
3.230%, 7/28/21		24,000	23,988
Republic of Philippines
3.000%, 2/1/28		300,000	331,566
2.457%, 5/5/30		200,000	215,000
Republic of Poland
4.000%, 1/22/24		75,000	82,950
Romania Government Bond
3.000%, 2/14/31§		51,000	54,586
Russian Federation
7.750%, 9/16/26	RUB	18,150,000	272,325
8.150%, 2/3/27		3,588,000	54,967
6.000%, 10/6/27		4,010,000	55,147
4.375%, 3/21/29 (m)		$200,000	233,400
6.900%, 5/23/29	RUB	6,786,000	98,479
8.500%, 9/17/31		4,152,000	67,238
State of Israel Government Bond
2.875%, 3/16/26		$200,000	220,000
State of Qatar
4.500%, 4/23/28§		500,000	606,250
5.103%, 4/23/48§		500,000	702,500
Svensk Exportkredit AB
2.375%, 3/9/22		200,000	204,853
0.500%, 8/26/25		200,000	199,376
Titulos de Tesoreria
Series B
6.250%, 11/26/25	COP	78,300,000	25,095
Tokyo Metropolitan Government
2.500%, 6/8/22§		$900,000	925,264
United Mexican States
4.000%, 10/2/23		150,000	164,344
3.750%, 1/11/28		200,000	225,312
3.250%, 4/16/30 (x)		200,000	216,750
2.659%, 5/24/31		962,000	989,417
4.500%, 1/31/50		200,000	233,875

Total Foreign Government Securities			30,549,847

Loan Participations (0.2%)
Financials (0.1%)
Consumer Finance (0.1%)
Delos Finance S.a r.l., New Loan
(ICE LIBOR USD 3 Month + 1.75%), 1.970%, 10/6/23 (k)		910,000	907,725

Total Financials			907,725

See Notes to Financial Statements.

1544

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Industrials (0.1%)
Building Products (0.1%)
Ply Gem Midco, Inc., Initial Term Loan (ICE LIBOR USD 1 Month + 3.75%), 3.904%, 4/12/25 (k)	$977,500	$973,101

Total Industrials		973,101

Total Loan Participations		1,880,826

Mortgage-Backed Securities (19.8%)
FHLMC
3.000%, 9/1/27	17,029	17,861
3.000%, 7/1/28	8,520	8,957
2.500%, 1/1/29	26,199	27,477
3.000%, 1/1/30	21,070	22,491
2.500%, 3/1/30	18,462	19,489
2.500%, 5/1/30	49,582	52,238
3.000%, 5/1/30	42,366	45,421
3.000%, 6/1/30	80,407	86,005
2.500%, 7/1/30	18,794	19,805
3.000%, 7/1/30	43,156	46,103
2.500%, 8/1/30	60,441	63,827
3.000%, 8/1/30	12,713	13,608
2.500%, 9/1/30	75,253	79,178
3.500%, 9/1/30	34,867	37,626
2.500%, 4/1/31	67,163	70,652
3.500%, 4/1/31	2,291	2,494
2.383%, 11/1/31 (l)	1,132	1,183
5.500%, 2/1/35	7,251	8,420
4.500%, 2/1/39	15,894	17,798
4.500%, 12/1/39	6,628	7,427
4.000%, 8/1/40	8,948	9,935
4.000%, 9/1/40	16,565	18,383
4.000%, 4/1/41	374	415
4.500%, 5/1/41	38,425	43,007
5.500%, 6/1/41	29,166	34,277
5.000%, 11/1/41	72,240	83,300
3.500%, 4/1/42	56,614	62,697
3.500%, 8/1/42	43,836	48,532
3.500%, 10/1/42	4,333	4,754
3.000%, 1/1/43	41,341	44,404
3.000%, 3/1/43	41,270	44,096
3.500%, 6/1/43	25,805	28,492
3.500%, 7/1/43	7,597	8,453
4.500%, 9/1/43	53,498	59,397
4.500%, 11/1/43	8,954	9,916
4.500%, 12/1/43	46,986	52,384
3.500%, 1/1/44	12,470	13,875
4.000%, 4/1/44	31,138	34,861
3.500%, 6/1/44	9,779	10,780
4.000%, 7/1/44	13,449	14,863
3.000%, 1/1/45	2,345,716	2,484,227
3.000%, 7/1/45	1,247,913	1,320,430
3.500%, 9/1/45	5,402	6,004
4.000%, 9/1/45	38,747	43,297
4.000%, 12/1/45	16,227	18,059
3.000%, 12/1/46	225,048	243,640
3.500%, 3/1/47	68,217	73,675
4.500%, 4/1/47	109,929	122,253
4.500%, 5/1/47	41,533	46,588
4.500%, 7/1/47	159,294	177,772
3.500%, 10/1/47	66,267	73,442
3.500%, 12/1/47	63,233	70,059
3.500%, 1/1/48	22,468	24,712
4.500%, 7/1/48	329,749	369,681
4.500%, 8/1/48	647,453	723,835
4.500%, 4/1/49	80,113	88,227
3.000%, 4/1/50	1,705,316	1,787,491
2.000%, 10/1/50	3,921,991	4,033,252
FHLMC UMBS
3.000%, 9/1/37	11,402	12,030
2.000%, 11/1/40	2,478,601	2,578,349
4.500%, 1/1/49	155,703	168,529
3.500%, 1/1/50	59,546	64,113
3.000%, 7/1/50	27,883	30,563
2.500%, 8/1/50	5,813,056	6,210,908
3.000%, 8/1/50	502,551	541,924
FNMA
3.042%, 1/1/28 (l)	5,628	5,773
2.740%, 7/1/29	4,000,000	4,481,234
1.895%, 5/1/30	2,500,000	2,663,594
1.779%, 3/1/33 (l)	7,821	7,900
2.456%, 1/1/36 (l)	67,541	70,822
3.440%, 1/1/37	2,146,375	2,564,203
6.000%, 7/1/39	12,193	14,346
2.774%, 12/1/40 (l)	1,914	1,973
4.000%, 1/1/41	9,323	10,273
2.674%, 5/1/44 (l)	2,086,754	2,166,653
3.500%, 12/1/44	696,055	734,213
3.500%, 2/1/45	1,610,228	1,698,501
3.000%, 4/1/45	1,038,311	1,078,935
3.000%, 5/1/45	1,650,701	1,715,285
2.000%, 10/1/50	1,232,726	1,267,697
FNMA UMBS
2.500%, 9/1/27	20,637	21,549
2.500%, 4/1/28	6,164	6,463
2.500%, 8/1/28	16,676	17,486
3.500%, 3/1/29	23,672	25,368
3.000%, 4/1/29	29,282	31,248
3.500%, 4/1/29	55,716	60,040
3.000%, 5/1/29	35,028	37,468
3.000%, 6/1/29	30,904	32,979
3.500%, 7/1/29	32,645	34,995
3.000%, 9/1/29	28,583	30,502
3.500%, 9/1/29	35,231	38,153
3.000%, 10/1/29	18,523	19,854
3.500%, 12/1/29	23,429	25,445
3.000%, 1/1/30	148,600	158,902
2.500%, 2/1/30	8,556	8,960
3.000%, 3/1/30	30,579	32,776
2.500%, 4/1/30	17,564	18,543
3.000%, 4/1/30	24,410	26,103
2.500%, 5/1/30	9,524	10,052
3.000%, 5/1/30	14,430	15,466
2.500%, 7/1/30	29,001	30,543
3.000%, 7/1/30	53,426	57,190
2.500%, 8/1/30	94,976	99,920
3.000%, 8/1/30	137,967	147,615
3.500%, 8/1/30	77,499	84,293
2.500%, 9/1/30	42,202	44,491
3.000%, 9/1/30	57,327	61,454
2.500%, 11/1/30	86,711	91,248
2.500%, 3/1/31	10,549	11,032

See Notes to Financial Statements.

1545

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
3.000%, 3/1/31	$7,885	$8,415
2.500%, 6/1/31	25,602	27,149
2.500%, 7/1/31	18,738	19,870
2.500%, 8/1/31	2,412	2,557
3.000%, 8/1/31	147,477	157,365
4.000%, 8/1/31	8,902	9,678
3.000%, 9/1/31	18,869	20,213
2.000%, 10/1/31	8,057	8,454
2.500%, 10/1/31	145,975	154,413
2.000%, 11/1/31	102,340	107,428
2.500%, 11/1/31	63,828	67,734
2.000%, 12/1/31	10,858	11,401
2.500%, 2/1/32	4,303	4,545
3.500%, 2/1/32	76,274	83,195
2.000%, 3/1/32	70,108	73,613
2.500%, 3/1/32	15,955	16,975
3.500%, 4/1/32	189,181	207,648
3.500%, 5/1/32	137,223	150,533
3.000%, 6/1/32	37,322	40,294
2.500%, 8/1/32	108,651	114,743
3.000%, 9/1/32	35,016	37,630
2.500%, 2/1/33	180,753	189,702
4.000%, 10/1/33	158,345	172,136
4.000%, 11/1/33	194,264	210,925
6.000%, 2/1/34	20,505	23,969
5.500%, 5/1/34	91,499	105,817
6.000%, 8/1/34	11,321	13,281
3.000%, 9/1/34	1,657,239	1,763,510
3.500%, 12/1/34	1,258,223	1,354,722
5.000%, 2/1/35	107,029	122,604
5.500%, 2/1/35	60,150	69,563
6.000%, 4/1/35	179,740	209,704
3.000%, 8/1/35	102,346	110,146
2.000%, 9/1/35	2,410,084	2,520,044
5.000%, 9/1/35	6,212	7,069
2.500%, 10/1/35	190,960	204,380
2.500%, 12/1/35	599,890	636,815
3.000%, 12/1/35	84,168	90,568
5.500%, 12/1/35	30,653	35,687
4.000%, 1/1/36	41,724	45,838
3.000%, 10/1/36	3,665	3,941
3.000%, 11/1/36	38,673	41,894
3.000%, 12/1/36	56,713	61,494
6.000%, 2/1/38	8,345	10,018
6.000%, 3/1/38	2,994	3,590
6.000%, 5/1/38	9,346	11,223
6.000%, 10/1/38	2,806	3,343
6.000%, 12/1/38	3,647	4,374
5.500%, 1/1/39	13,567	15,923
4.500%, 7/1/39	166,570	186,964
5.500%, 9/1/39	37,684	44,394
5.500%, 12/1/39	21,338	25,137
5.500%, 3/1/40	2,755	3,246
6.500%, 5/1/40	74,889	90,073
4.500%, 7/1/40	26,931	30,168
2.000%, 8/1/40	3,861,706	4,017,116
4.000%, 9/1/40	59,474	65,922
2.000%, 11/1/40	3,967,662	4,127,336
4.000%, 12/1/40	525,683	583,753
5.500%, 4/1/41	4,453	5,238
4.500%, 5/1/41	1,664	1,867
4.500%, 7/1/41	4,838	5,407
5.000%, 7/1/41	130,212	150,016
5.000%, 8/1/41	2,809	3,235
4.500%, 9/1/41	14,398	16,092
4.500%, 10/1/41	6,078	6,820
3.500%, 1/1/42	27,697	30,324
4.000%, 1/1/42	54,655	60,643
3.500%, 4/1/42	12,470	13,569
3.500%, 5/1/42	1,211	1,323
4.000%, 5/1/42	68,705	76,125
3.500%, 6/1/42	3,678	4,036
3.500%, 7/1/42	3,886	4,264
4.500%, 8/1/42	16,089	17,947
4.500%, 9/1/42	23,347	26,153
3.000%, 3/1/43	180,777	193,104
3.000%, 4/1/43	111,549	119,155
3.000%, 5/1/43	82,210	88,663
3.000%, 6/1/43	41,943	46,009
4.500%, 9/1/43	45,349	50,304
4.500%, 11/1/43	131,218	151,664
4.500%, 12/1/43	23,133	25,610
5.000%, 12/1/43	182,129	209,834
4.500%, 1/1/44	31,383	34,743
4.500%, 6/1/44	213,494	240,355
3.000%, 10/1/44	1,719,643	1,834,752
3.500%, 2/1/45	307,980	334,833
4.500%, 7/1/45	66,896	76,066
4.500%, 11/1/45	96,665	109,014
4.500%, 12/1/45	51,012	56,856
3.000%, 6/1/46	17,232	18,783
3.000%, 7/1/46	303,586	328,841
4.500%, 7/1/46	176,234	203,805
3.000%, 8/1/46	2,527	2,764
3.000%, 9/1/46	40,190	43,693
3.000%, 11/1/46	4,588	4,902
3.500%, 11/1/46	12,995	14,020
3.000%, 12/1/46	2,206,660	2,330,267
2.500%, 2/1/47	1,652,156	1,754,390
3.000%, 2/1/47	72,916	78,982
4.000%, 3/1/47	1,922,514	2,111,588
3.000%, 4/1/47	2,343,471	2,471,045
3.500%, 5/1/47	61,592	67,413
4.000%, 8/1/47	55,187	60,422
4.500%, 10/1/47	15,115	16,923
4.500%, 11/1/47	153,773	171,094
3.500%, 1/1/48	81,230	88,475
4.500%, 1/1/48	141,784	157,540
3.500%, 4/1/48	12,595	13,927
4.500%, 4/1/48	43,579	50,397
4.500%, 5/1/48	944,194	1,056,272
3.500%, 6/1/48	1,893,935	2,007,230
4.500%, 7/1/48	1,524,413	1,651,915
4.000%, 8/1/48	76,439	83,724
4.500%, 8/1/48	145,734	161,627
4.500%, 11/1/48	88,935	98,652
4.000%, 1/1/49	169,919	186,730
4.500%, 2/1/49	307,199	343,259
4.500%, 5/1/49	521,412	602,984
4.500%, 9/1/49	150,821	165,979
3.500%, 10/1/49	200,000	211,089
3.000%, 3/1/50	39,526	42,604

See Notes to Financial Statements.

1546

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
3.500%, 7/1/50	$1,161,196	$1,226,305
3.000%, 8/1/50	897,932	949,188
4.000%, 9/1/50	195,502	215,881
2.500%, 10/1/50	3,408,479	3,630,872
2.500%, 11/1/50	1,402,507	1,494,638
2.500%, 12/1/50	772,115	821,581
FNMA/FHLMC UMBS, 15 Year, Single Family
2.000%, 1/25/36 TBA	2,388,000	2,497,326
3.000%, 1/25/36 TBA	617,000	647,561
3.500%, 1/25/36 TBA	1,000	1,060
FNMA/FHLMC UMBS, 30 Year, Single Family
2.000%, 1/25/51 TBA	3,061,652	3,181,248
3.500%, 1/25/51 TBA	605,418	640,135
4.000%, 1/25/51 TBA	1,767,000	1,886,962
5.000%, 1/25/51 TBA	574,000	635,167
2.000%, 2/25/51 TBA	3,770,348	3,911,589
3.000%, 2/25/51 TBA	18,100,000	18,980,961
3.500%, 2/25/51 TBA	11,800,000	12,494,172
4.000%, 2/25/51 TBA	11,600,000	12,404,750
2.000%, 3/25/51 TBA	18,700,000	19,366,920
2.500%, 3/25/51 TBA	6,700,000	7,040,758
GNMA
2.250%, 7/20/27 (l)	459	468
5.500%, 4/15/33	699	798
5.000%, 12/15/38	5,153	5,897
4.000%, 4/20/39	2,248	2,473
5.000%, 7/15/39	24,812	28,592
4.000%, 7/20/39	5,097	5,611
5.000%, 10/20/39	5,065	5,800
4.500%, 12/20/39	2,086	2,328
4.500%, 1/20/40	2,541	2,835
4.500%, 2/20/40	2,009	2,242
4.500%, 5/20/40	175	196
4.000%, 10/20/40	26,693	29,446
4.000%, 11/20/40	81,936	90,407
5.000%, 12/15/40	18,078	20,837
4.000%, 12/20/40	32,514	35,874
4.000%, 1/20/41	27,949	30,841
4.000%, 3/15/41	19,283	21,392
4.500%, 7/20/41	11,463	12,782
3.500%, 1/15/42	15,398	16,691
4.500%, 2/15/42	157,118	177,688
5.000%, 7/20/42	13,404	15,364
3.500%, 4/15/43	26,273	28,139
3.500%, 4/20/43	54,837	60,077
3.500%, 2/20/44	185,370	201,811
5.000%, 7/20/44	1,923	2,197
4.000%, 10/20/44	925	1,016
3.500%, 1/20/45	555,241	586,268
3.000%, 2/15/45	40,970	43,451
3.000%, 3/20/45	313,515	330,880
3.000%, 4/20/45	1,170,061	1,234,869
3.500%, 5/20/45	43,751	47,330
3.000%, 6/20/45	204,149	215,456
3.000%, 7/15/45	408,649	429,060
4.000%, 8/20/45	574,714	629,272
3.000%, 10/20/45	50,372	53,084
3.500%, 3/20/46	877,725	947,344
3.500%, 4/20/46	880,619	950,467
3.500%, 5/20/46	42,651	46,034
3.000%, 6/20/46	87,427	92,051
3.500%, 6/20/46	534,126	576,491
3.000%, 7/20/46	137,258	144,518
3.500%, 7/20/46	187,791	202,510
3.000%, 9/20/46	332,635	350,228
3.500%, 9/20/46	624,097	673,013
3.000%, 10/20/46	10,330	10,870
3.500%, 10/20/46	63,780	70,330
3.000%, 12/20/46	31,134	32,762
4.000%, 5/20/47	10,317	11,112
4.000%, 6/20/47	97,220	104,718
4.000%, 11/20/47	117,044	125,998
4.000%, 12/20/47	56,852	61,200
4.500%, 9/20/48	41,396	45,095
5.000%, 1/20/49	14,843	16,229
5.000%, 2/20/49	632,718	691,601
4.500%, 3/20/49	254,642	274,754
5.000%, 6/20/49	581,626	634,936
5.000%, 7/20/49	161,492	176,067
5.000%, 10/20/49	938,533	1,021,991
3.500%, 11/15/49	79,378	82,970
5.000%, 12/20/49	152,489	166,049
3.500%, 2/15/50	803,948	840,330
4.500%, 4/20/50	96,293	102,943
4.000%, 5/20/50	44,921	47,849
4.500%, 5/20/50	69,515	74,516
3.000%, 7/20/50	1,320,814	1,387,988
3.000%, 8/20/50	167,592	176,351
3.000%, 9/20/50	123,285	129,970
2.000%, 1/15/51 TBA	287,000	300,094
2.500%, 1/15/51 TBA	2,663,000	2,818,619
3.000%, 1/15/51 TBA	427,500	447,038
3.500%, 1/15/51 TBA	631,000	668,761
4.000%, 1/15/51 TBA	944,500	1,006,852
4.500%, 1/15/51 TBA	1,392,000	1,493,790
5.000%, 1/15/51 TBA	239,000	260,697
2.000%, 2/15/51 TBA	522,000	544,940
3.000%, 2/15/51 TBA	400,000	418,531
UMBS
3.000%, 6/1/38	204,588	216,748
3.000%, 12/1/43	1,277,332	1,398,360
3.000%, 6/1/44	243,775	264,054
4.000%, 1/1/45	546,158	605,546
3.500%, 6/1/45	93,664	104,155
4.000%, 9/1/45	459,253	520,044
3.500%, 10/1/45	254,767	281,312
3.500%, 9/1/46	91,116	97,592
3.000%, 2/1/47	90,100	98,158
4.000%, 7/1/47	112,339	122,400
3.500%, 1/1/48	311,078	341,449
4.000%, 4/1/48	341,759	385,737
3.500%, 6/1/48	148,533	162,571
4.000%, 6/1/48	11,869	12,965
4.000%, 8/1/48	91,824	102,401
4.000%, 5/1/49	13,755	14,927
3.500%, 6/1/50	176,108	188,239
3.000%, 8/1/50	1,795,547	1,945,187
3.500%, 8/1/50	2,551,017	2,803,908

Total Mortgage-Backed Securities		205,777,986

See Notes to Financial Statements.

1547

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
Municipal Bonds (0.4%)
American Municipal Power, Inc. OH Combined Hydroelectric Projects Revenue Bonds, Taxable, Series 2010B 8.084%, 2/15/50	$40,000	$75,094
California Infrastructure and Economic Development Bank Revenue Bonds, Series 2020A + 0.00%), 0.450%, 1/1/50 (k)§	500,000	500,465
City of New York Municipal Water Finance Authority, Water & Sewer System, Revenue Bonds, Series BB 5.882%, 6/15/44	45,000	72,947
City of San Antonio, Electric & Gas Systems, Revenue Bonds, Series 2010A 5.808%, 2/1/41	45,000	68,067
County of Los Angeles Community College District, General Obligation Bonds, Series 2008-E 6.600%, 8/1/42	25,000	41,320
County of Los Angeles Public Works Financing Authority, Revenue Bonds, Series 2010-B 5.841%, 8/1/21	145,000	149,588
County of Los Angeles Unified School District, General Obligation Bonds 6.758%, 7/1/34	60,000	90,251
Georgia Municipal Electric Authority, Revenue Bonds, Series 2010A 6.637%, 4/1/57	34,000	51,705
Metropolitan Transportation Authority, Revenue Bonds, Series 2010E 6.814%, 11/15/40	45,000	60,081
New Jersey Economic Development Authority, Revenue Bonds, Series B, AGM (Zero Coupon), 2/15/22	800,000	795,168
New Jersey Turnpike Authority, Revenue Bonds, Series 2009F 7.414%, 1/1/40	56,000	93,912
New York & New Jersey Port Authority, Consolidated Bonds, Series 181 4.960%, 8/1/46	40,000	54,664
Port Authority of New York and New Jersey Consolidated Notes, Series AAA 1.086%, 7/1/23	35,000	35,522
Regents of the University of California Medical Center, Revenue Bonds, Series 2010H 5.235%, 5/15/22	545,000	580,033
San Francisco Bay Area Toll Authority, Subordinate Toll Bridge, Revenue Bonds, Series 2010-S1 7.043%, 4/1/50	45,000	82,379
State of California Department of Water Resources, Revenue Bonds, Series P 2.000%, 5/1/22	75,000	76,732
State of California Federally Taxable General Obligation Refunding Bonds Various Purpose 4.600%, 4/1/38	100,000	120,236
State of California, Various Purposes, General Obligation Bonds, Series 2009 7.550%, 4/1/39	110,000	193,138
State of Illinois, General Obligation Bonds 5.100%, 6/1/33	200,000	215,242
State of Illinois, Sales Tax Corporation Second Lien Securitization Bonds, Taxable Series 2020B 3.057%, 1/1/34	600,000	602,484
State of New York Dormitory Authority, Personal Income Tax, Revenue Bonds, Series 2010H 5.389%, 3/15/40	45,000	62,556
Texas Transportation Commission State of Texas Mobility Fund General Obligation Build America Bonds Series 2009A 5.517%, 4/1/39	60,000	89,213
The Regent of The University of California General Revenue Bonds 2020, Series BG 0.883%, 5/15/25	35,000	35,501
University of California, General Revenue Bonds, Series 2012-AD 4.858%, 5/15/12	45,000	64,587

Total Municipal Bonds		4,210,885

Supranational (0.7%)
African Development Bank
1.625%, 9/16/22	125,000	127,574
Asian Development Bank
2.000%, 2/16/22	100,000	101,992
1.875%, 2/18/22	100,000	101,862
1.875%, 7/19/22	250,000	256,376
1.750%, 9/13/22	150,000	153,877
2.750%, 3/17/23	85,000	89,698
0.250%, 7/14/23	135,000	134,981
0.250%, 10/6/23	100,000	99,954
2.625%, 1/12/27	50,000	55,732
1.875%, 1/24/30	200,000	215,764
Asian Infrastructure Investment Bank (The)
0.250%, 9/29/23	65,000	65,035
0.500%, 5/28/25	100,000	99,115
Corp. Andina de Fomento
2.375%, 5/12/23	250,000	259,010
Council of Europe Development Bank
1.750%, 9/26/22	50,000	51,310
2.500%, 2/27/24	30,000	32,032

See Notes to Financial Statements.

1548

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
European Bank for Reconstruction & Development
2.125%, 3/7/22	$100,000	$102,193
2.750%, 3/7/23	25,000	26,354
European Investment Bank
2.250%, 3/15/22	225,000	230,502
2.625%, 5/20/22	50,000	51,663
2.875%, 8/15/23	100,000	106,861
0.250%, 9/15/23	110,000	110,018
3.250%, 1/29/24	50,000	54,571
2.625%, 3/15/24	85,000	91,425
2.250%, 6/24/24	200,000	213,778
1.875%, 2/10/25	100,000	106,062
1.625%, 3/14/25	100,000	105,025
0.625%, 7/25/25	250,000	250,051
2.125%, 4/13/26	75,000	81,324
1.625%, 10/9/29	55,000	58,131
0.750%, 9/23/30	100,000	97,748
Inter-American Development Bank
1.750%, 4/14/22	100,000	101,946
1.750%, 9/14/22	100,000	102,599
2.500%, 1/18/23	100,000	104,562
3.000%, 2/21/24	75,000	81,296
2.125%, 1/15/25	100,000	106,683
1.750%, 3/14/25	300,000	316,247
0.625%, 7/15/25	1,000,000	1,007,946
2.250%, 6/18/29	50,000	55,143
International Bank for Reconstruction & Development
2.125%, 7/1/22	300,000	308,521
2.125%, 2/13/23	68,000	70,711
1.750%, 4/19/23	100,000	103,458
1.875%, 6/19/23	100,000	104,020
0.250%, 11/24/23	50,000	49,996
2.500%, 3/19/24	100,000	107,016
1.625%, 1/15/25	200,000	209,461
0.625%, 4/22/25	250,000	251,698
0.375%, 7/28/25 (x)	100,000	99,479
2.500%, 7/29/25	75,000	81,794
3.125%, 11/20/25	25,000	28,129
1.875%, 10/27/26	150,000	160,974
0.750%, 11/24/27	95,000	94,864
0.750%, 8/26/30	170,000	165,697
International Finance Corp.
2.875%, 7/31/23	30,000	32,001
1.375%, 10/16/24	90,000	93,342
0.750%, 8/27/30	100,000	97,452
Nordic Investment Bank
0.375%, 5/19/23	200,000	200,599

Total Supranational		7,665,652

U.S. Government Agency Securities (2.4%)
FHLB
1.625%, 12/20/21 (x)	1,000,000	1,014,647
0.125%, 10/21/22	165,000	164,990
2.500%, 2/13/24 (x)	200,000	214,228
2.875%, 9/13/24	75,000	82,227
0.375%, 9/4/25	120,000	119,841
3.250%, 11/16/28	250,000	297,525
FHLMC
2.375%, 1/13/22	300,000	306,846
0.250%, 8/24/23	215,000	215,257
0.125%, 10/16/23	190,000	189,764
0.250%, 12/4/23	420,000	420,119
0.690%, 8/5/25	4,100,000	4,101,760
0.700%, 8/18/25	4,100,000	4,102,421
0.375%, 9/23/25	230,000	229,548
0.650%, 10/22/25	2,600,000	2,600,627
0.650%, 10/27/25	2,600,000	2,600,789
0.800%, 10/28/26	2,600,000	2,601,251
FNMA
2.000%, 1/5/22	200,000	203,802
2.250%, 4/12/22	500,000	513,475
1.375%, 9/6/22	100,000	102,086
0.250%, 5/22/23	500,000	500,801
0.250%, 7/10/23	455,000	455,870
1.750%, 7/2/24	100,000	105,192
2.625%, 9/6/24	332,000	361,146
0.625%, 4/22/25	430,000	434,596
0.500%, 6/17/25	250,000	250,975
0.375%, 8/25/25	240,000	239,553
2.125%, 4/24/26	110,000	119,748
1.875%, 9/24/26	100,000	107,881
0.750%, 10/8/27	500,000	501,138
0.875%, 8/5/30	500,000	490,275
Iraq Government AID Bonds
2.149%, 1/18/22	200,000	204,053
Tennessee Valley Authority
3.875%, 2/15/21	91,000	91,391
2.875%, 9/15/24	50,000	54,760
0.750%, 5/15/25	335,000	339,819

Total U.S. Government Agency Securities		24,338,401

U.S. Treasury Obligations (26.0%)
U.S. Treasury Bonds
7.125%, 2/15/23	200,000	229,540
6.875%, 8/15/25	200,000	259,918
6.750%, 8/15/26	100,000	134,952
4.250%, 5/15/39	187,000	277,336
4.500%, 8/15/39	208,000	318,077
4.375%, 11/15/39	908,000	1,372,476
4.625%, 2/15/40	626,000	975,233
1.125%, 5/15/40	137,000	130,051
4.375%, 5/15/40	200,000	303,468
1.125%, 8/15/40	137,000	129,742
3.875%, 8/15/40	526,000	753,704
1.375%, 11/15/40	5,137,000	5,081,174
4.250%, 11/15/40	526,000	790,070
4.375%, 5/15/41	3,200,000	4,905,057
3.125%, 2/15/43	780,000	1,023,059
2.875%, 5/15/43	2,680,000	3,388,571
3.625%, 8/15/43	2,480,000	3,502,691
3.750%, 11/15/43	2,180,000	3,137,867
3.625%, 2/15/44	1,300,000	1,840,591
3.375%, 5/15/44	1,200,000	1,641,082
3.125%, 8/15/44	800,000	1,055,095
3.000%, 11/15/44	1,000,000	1,294,573
2.500%, 2/15/45	1,965,000	2,343,790
3.000%, 5/15/45	300,000	389,271
2.875%, 8/15/45	1,800,000	2,290,563
2.250%, 8/15/46	600,000	685,184
2.875%, 11/15/46	715,000	913,867
3.000%, 5/15/47	1,100,000	1,440,989

See Notes to Financial Statements.

1549

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
2.750%, 11/15/47	$1,965,000	$2,467,485
3.000%, 2/15/48#	4,096,000	5,377,818
2.875%, 5/15/49	900,000	1,162,369
2.250%, 8/15/49	1,509,000	1,728,138
2.375%, 11/15/49	19,000	22,335
2.000%, 2/15/50	82,000	89,107
1.250%, 5/15/50	11,297,000	10,253,603
1.375%, 8/15/50	5,290,000	4,953,873
1.625%, 11/15/50 (z)	1,738,000	1,731,415
U.S. Treasury Inflation Linked Bonds
0.250%, 2/15/50 TIPS	1,646,323	1,963,355
U.S. Treasury Notes
1.125%, 7/31/21	22,000	22,129
1.750%, 7/31/21	12,000	12,113
1.500%, 1/31/22	2,943,000	2,986,511
1.875%, 1/31/22	500,000	509,425
2.000%, 2/15/22	2,552,000	2,605,548
2.500%, 2/15/22	500,000	513,263
1.750%, 2/28/22	475,000	483,954
1.875%, 2/28/22	1,725,000	1,759,966
1.750%, 3/31/22	1,750,000	1,785,374
1.875%, 3/31/22	500,000	510,863
1.750%, 4/30/22	618,000	631,363
1.875%, 4/30/22	400,000	409,275
1.750%, 5/15/22	2,178,000	2,226,256
1.750%, 5/31/22	780,000	797,839
1.875%, 5/31/22	3,000,000	3,074,001
2.125%, 6/30/22	825,000	849,602
1.750%, 7/15/22	3,005,000	3,079,822
0.125%, 7/31/22	1,000,000	1,000,160
1.875%, 7/31/22	450,000	462,394
1.500%, 8/15/22	2,153,000	2,200,982
1.625%, 8/15/22	378,000	387,178
1.625%, 8/31/22	300,000	307,425
1.875%, 8/31/22	500,000	514,433
1.500%, 9/15/22	707,000	723,432
1.750%, 9/30/22	650,000	668,311
1.875%, 9/30/22	700,000	721,217
1.375%, 10/15/22	956,000	977,177
0.125%, 10/31/22	135,000	135,014
1.875%, 10/31/22	500,000	515,897
2.000%, 10/31/22	350,000	361,928
1.625%, 11/15/22	705,000	724,625
0.125%, 11/30/22	1,050,000	1,050,084
2.000%, 11/30/22	500,000	517,803
1.625%, 12/15/22	37,000	38,082
2.125%, 12/31/22	435,000	452,257
1.500%, 1/15/23	164,000	168,561
1.750%, 1/31/23	775,000	801,011
2.000%, 2/15/23	725,000	753,516
1.500%, 2/28/23	645,000	663,924
0.500%, 3/15/23	3,005,000	3,029,436
0.250%, 4/15/23	3,005,000	3,012,608
1.625%, 4/30/23	600,000	620,626
0.125%, 5/15/23	1,000,000	999,733
1.750%, 5/15/23	2,133,000	2,213,992
1.625%, 5/31/23	925,000	957,915
2.750%, 5/31/23	1,010,000	1,073,118
1.375%, 6/30/23	1,900,000	1,957,840
2.625%, 6/30/23	200,000	212,313
1.250%, 7/31/23	850,000	874,138
2.500%, 8/15/23	800,000	849,244
1.375%, 8/31/23	850,000	877,620
1.375%, 9/30/23	1,050,000	1,085,113
1.625%, 10/31/23	900,000	937,484
0.250%, 11/15/23	1,700,000	1,704,588
2.750%, 11/15/23	950,000	1,020,649
2.125%, 11/30/23	1,050,000	1,110,038
2.250%, 12/31/23	1,420,000	1,508,476
2.250%, 1/31/24	2,250,000	2,393,518
2.500%, 1/31/24	1,200,000	1,285,627
2.750%, 2/15/24	837,000	904,189
2.125%, 2/29/24	2,650,000	2,812,237
2.125%, 3/31/24	2,230,000	2,369,390
2.000%, 4/30/24	1,475,000	1,563,280
2.500%, 5/15/24	1,387,000	1,494,441
2.000%, 5/31/24	2,200,000	2,334,325
1.750%, 6/30/24	508,000	535,252
2.000%, 6/30/24	550,000	584,268
1.750%, 7/31/24	1,019,000	1,074,718
2.125%, 7/31/24	6,560,000	7,006,848
2.375%, 8/15/24	2,200,000	2,370,822
1.250%, 8/31/24	1,500,000	1,555,766
1.875%, 8/31/24	1,800,000	1,908,224
1.500%, 9/30/24	1,682,000	1,761,279
2.125%, 9/30/24	1,650,000	1,766,211
1.500%, 10/31/24	6,596,000	6,913,436
2.250%, 10/31/24	1,800,000	1,937,808
2.250%, 11/15/24	2,600,000	2,800,822
1.500%, 11/30/24	1,516,000	1,589,662
2.125%, 11/30/24	300,000	321,889
1.750%, 12/31/24 (v)	6,025,000	6,381,979
2.250%, 12/31/24	850,000	917,293
1.375%, 1/31/25	352,000	367,850
2.000%, 2/15/25	962,000	1,030,054
0.500%, 3/31/25	464,000	468,236
0.375%, 4/30/25	4,866,000	4,883,516
2.125%, 5/15/25	1,953,000	2,108,078
2.000%, 8/15/25	2,750,000	2,962,599
0.250%, 8/31/25	1,000,000	996,627
2.250%, 11/15/25	3,400,000	3,713,318
0.375%, 11/30/25	750,000	751,059
0.375%, 12/31/25	250,000	250,193
1.625%, 2/15/26	2,575,000	2,738,282
2.375%, 4/30/26	650,000	717,691
1.625%, 5/15/26	3,200,000	3,406,885
1.500%, 8/15/26	7,903,000	8,366,029
2.000%, 11/15/26	3,400,000	3,699,967
1.625%, 11/30/26	270,000	287,999
2.250%, 2/15/27	1,125,000	1,243,438
2.375%, 5/15/27	2,510,000	2,799,425
0.500%, 5/31/27	1,830,000	1,823,422
2.250%, 8/15/27	6,347,000	7,036,950
2.250%, 11/15/27	1,260,000	1,398,917
0.625%, 11/30/27	1,125,000	1,124,716
2.750%, 2/15/28	1,310,000	1,501,907
2.875%, 5/15/28	1,360,000	1,575,370
2.875%, 8/15/28	2,540,000	2,950,356
3.125%, 11/15/28	3,599,000	4,260,826
2.625%, 2/15/29	2,941,000	3,376,250
2.375%, 5/15/29	2,391,000	2,702,360
1.625%, 8/15/29	539,000	576,597

See Notes to Financial Statements.

1550

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount		Value (Note 1)
1.750%, 11/15/29		$1,111,000	$1,200,674
1.500%, 2/15/30		6,328,000	6,695,739
0.625%, 5/15/30		1,384,000	1,353,325
0.625%, 8/15/30		3,062,000	2,985,494
0.875%, 11/15/30		3,200,000	3,189,199

Total U.S. Treasury Obligations			269,931,767

Total Long-Term Debt Securities (101.5%) (Cost $1,033,079,673)			1,053,061,361

SHORT-TERM INVESTMENTS:
Foreign Government Treasury Bills (3.5%)
Federative Republic of Brazil
0.00%, 4/1/21 (p)	BRL	55,200,000	10,573,675
Japan Treasury Bill
0.31%, 3/15/21 p)	JPY	455,000,000	4,403,793
0.27%, 3/22/21 (p)		2,220,000,000	21,487,067

Total Foreign Government Treasury Bills			36,464,535

	Number of Shares		Value (Note 1)
Investment Company (0.9%)
JPMorgan Prime Money Market Fund, IM Shares		9,070,630	9,075,165

	Principal Amount		Value (Note 1)
Repurchase Agreements (0.2%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $68,569, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145% – 2.500%, maturing 8/31/21 – 2/15/46; total market value $69,939. (xx)		$68,568	68,568
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $200,004, collateralized by various Foreign Government Agency Securities, ranging from 1.875% – 3.000%, maturing 6/15/22 - 9/27/23; total market value $204,001. (xx)		200,000	200,000
Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $100,004, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total market value $111,115. (xx)		100,000	100,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $264,378, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $269,664. (xx)		264,377	264,377
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $800,019, collateralized by various Common Stocks; total market value $888,899. (xx)		800,000	800,000
NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $500,011, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125% – 3.625%, maturing 9/30/21-8/15/49; total market value $554,698. (xx)		500,000	500,000

Total Repurchase Agreements			1,932,945

U.S. Treasury Obligations (1.3%)
U.S. Treasury Bills
0.07%, 1/28/21 (p),(v)		200,000	199,989
0.08%, 2/18/21 (p)		4,300,000	4,299,542
0.08%, 2/25/21 (p)		2,400,000	2,399,697
0.07%, 3/2/21 (p)		2,200,000	2,199,729
0.08%, 3/4/21 (p)		2,300,000	2,299,690
0.08%, 4/15/21 (p),(v)		2,200,000	2,199,461

Total U.S. Treasury Obligations			13,598,108

Total Short-Term Investments (5.9%) (Cost $60,785,231)			61,070,753

	Number of Contracts		Value (Note 1)
OPTIONS PURCHASED:
Put Options Purchased (0.0%)
Future Interest Rate Options (0.0%)
Mid-Curve 1-Year Eurodollar 09/10/2021 at USD 99.63, American Style Notional Amount: USD 97,750,000 Exchange Traded*		391	24,437
Mid-Curve 2-Year Eurodollar 09/10/2021 at USD 99.38, American Style Notional Amount: USD 85,500,000 Exchange Traded*		342	53,437
Mid-Curve 3-Year Eurodollar 06/11/2021 at USD 99.25, American Style Notional Amount: USD 75,750,000 Exchange Traded*		303	62,494

Total Options Purchased (0.0%) (Cost $186,173)			140,368

Total Investments Before Securities Sold Short (107.4%) (Cost $1,094,051,077)			1,114,272,482

See Notes to Financial Statements.

1551

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
SECURITIES SOLD SHORT:
Mortgage-Backed Securities (-0.8%)
FNMA/FHLMC UMBS, 15 Year, Single Family
2.500%, 1/25/36 TBA	$(180,400)	$(188,180)
4.000%, 1/25/36 TBA	(141,000)	(149,680)
FNMA/FHLMC UMBS, 30 Year, Single Family
2.500%, 1/25/51 TBA	(244,000)	(257,229)
3.000%, 1/25/51 TBA	(4,211,463)	(4,412,824)
4.500%, 1/25/51 TBA	(1,048,000)	(1,135,770)
2.500%, 2/25/51 TBA	(100,000)	(105,238)
2.500%, 3/25/51 TBA	(1,493,000)	(1,568,933)

Total Securities Sold Short (-0.8%) (Proceeds Received $7,800,827)		(7,817,854)

Total Investments after Securities Sold Short (106.6%) (Cost $1,086,250,250)		1,106,454,628
Other Assets Less Liabilities (-6.6%)		(68,959,303)

Net Assets (100%)		$1,037,495,325

*	Non-income producing.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At December 31, 2020, the market value of these securities amounted to $142,723,187 or 13.8% of net assets. Securities denoted with “§” but without “b” have been determined to be liquid under the guidelines established by the Board of Trustees. To the extent any securities might provide a right to demand registration, such rights have not been relied upon when determining liquidity.

#	All, or a portion of security held by broker as collateral for financial futures contracts, with a total collateral value of $359,747.
(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of December 31, 2020. Maturity date disclosed is the ultimate maturity date.
(h)

Defaulted security. A security is classified as defaulted if the issuer files for bankruptcy or fails to make a scheduled interest or principal payment within the grace period set forth in the security’s governing documents.

(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of December 31, 2020.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2020.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $9,591,990 or 0.9% of net assets.

(p)	Yield to maturity.
(r)	Value determined using significant unobservable inputs.
(v)	All, or a portion of security held by broker as collateral for forward foreign currency contracts, with a total collateral value of $714,863.
(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $2,800,081. This was collateralized by $932,010 of various U.S. Government Treasury Securities, ranging from 0.000% – 8.125%, maturing 1/5/21 – 5/15/49 and by cash of $1,932,945 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2020.

(z)	All or a portion of the Security is held as a Sale-Buyback position. See Note 1

Glossary:

AGM	— Insured by Assured Guaranty Municipal Corp.
ARM	— Adjustable Rate Mortgage
ARS	— Argentine Peso
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLO	— Collateralized Loan Obligation
COP	— Colombian Peso
EUR	— European Currency Unit
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GBP	— British Pound
GNMA	— Government National Mortgage Association
ICE	— Intercontinental Exchange
IDR	— Indonesian Rupiah
IO	— Interest Only
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
PIK	— Payment-in Kind Security
PEN	— Peruvian Sol
REMIC	— Real Estate Mortgage Investment Conduit
RUB	— Russian Ruble
SOFR	— Secured Overnight Financing Rate
TBA	— To Be Announced; Security is subject to delayed
delivery
TIPS	— Treasury Inflation Protected Security
UMBS	— Uniform Mortgage-Backed Securities
USD	— United States Dollar

See Notes to Financial Statements.

1552

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Country Diversification As a Percentage of Total Net Assets
Argentina	0.0	%#
Australia	0.3
Austria	0.0	#
Belgium	0.3
Bermuda	0.1
Brazil	1.1
Canada	1.8
Cayman Islands	1.6
Chile	0.1
China	0.2
Colombia	0.2
Czech Republic	0.0	#
Denmark	0.1
France	0.6
Germany	0.9
Guernsey	0.0	#
Hungary	0.0	#
Indonesia	0.1
Ireland	0.3
Israel	0.1
Italy	0.2
Japan	3.9
Macau	0.0	#
Malaysia	0.0	#
Mexico	0.4
Netherlands	0.4
Norway	0.0	#
Panama	0.1%
Peru	0.2
Philippines	0.1
Poland	0.0	#
Portugal	0.0	#
Qatar	0.1
Romania	0.0	#
Russia	0.1
Saudi Arabia	0.1
Singapore	0.0	#
South Africa	0.0	#
South Korea	0.1
Spain	0.1
Supranational	0.7
Sweden	0.1
Switzerland	0.5
Turkey	0.0	#
United Arab Emirates	0.0	#
United Kingdom	2.5
United States	89.2
Uruguay	0.0	#
Cash and Other	(6.6)

	100.0%

#	Percent shown is less than 0.05%.

Futures contracts outstanding as of December 31, 2020 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
Euro-Bund	2	3/2021	EUR	434,028	147
U.S. Treasury 2 Year Note	64	3/2021	USD	14,142,500	11,241
U.S. Treasury 5 Year Note	38	3/2021	USD	4,794,234	12,548
U.S. Treasury 10 Year Note	159	3/2021	USD	21,954,422	(4,529)
U.S. Treasury Long Bond	6	3/2021	USD	1,039,125	(8,711)
U.S. Treasury Ultra Bond	13	3/2021	USD	2,776,312	(12,301)

					(1,605)

Short Contracts
Euro-Bund	(38)	3/2021	EUR	(8,246,528)	291
Euro-Buxl	(7)	3/2021	EUR	(1,926,151)	(17,990)
Japan 10 Year Bond	(8)	3/2021	JPY	(11,770,471)	(373)
U.S. Treasury 5 Year Note	(7)	3/2021	USD	(883,148)	(2,470)
U.S. Treasury 10 Year Note	(85)	3/2021	USD	(11,736,641)	(19,363)
U.S. Treasury 10 Year Ultra Note	(59)	3/2021	USD	(9,225,203)	23,667
U.S. Treasury Long Bond	(21)	3/2021	USD	(3,636,938)	29,796

					13,558

					11,953

See Notes to Financial Statements.

1553

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Forward Foreign Currency Contracts outstanding as of December 31, 2020 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
IDR	34,179,574	USD	2,423	JPMorgan Chase Bank**	1/6/2021	10
AUD	813,000	USD	603,460	JPMorgan Chase Bank	1/8/2021	23,351
CAD	631,000	USD	490,783	Bank of America	1/8/2021	4,945
CAD	443,000	USD	345,890	Goldman Sachs Bank USA	1/8/2021	2,141
USD	95,000	PEN	342,285	Barclays Bank plc**	1/25/2021	431
USD	3,243,365	EUR	2,649,000	Barclays Bank plc	2/2/2021	4,955
USD	1,532,619	EUR	1,251,500	UBS AG	2/3/2021	2,622
COP	142,011,619	USD	41,025	JPMorgan Chase Bank**	2/24/2021	522
IDR	304,260,444	USD	21,299	Deutsche Bank AG**	2/24/2021	257
USD	11,949	IDR	166,585,157	HSBC Bank plc**	2/24/2021	147
USD	733,655	PEN	2,628,685	Deutsche Bank AG**	3/15/2021	7,366
USD	3,289,150	BRL	16,700,000	JPMorgan Chase Bank**	4/5/2021	81,282

Total unrealized appreciation						128,029

USD	3,172,426	EUR	2,649,000	Barclays Bank plc	1/5/2021	(63,725)
EUR	1,251,500	USD	1,531,586	UBS AG	1/6/2021	(2,646)
USD	12,414,740	CAD	16,119,000	Standard Chartered Bank	1/6/2021	(248,557)
USD	1,349,025	EUR	1,131,500	BNP Paribas	1/6/2021	(33,312)
USD	343,130	EUR	282,000	HSBC Bank plc	1/6/2021	(1,385)
USD	1,355,080	EUR	1,131,500	UBS AG	1/6/2021	(27,257)
USD	2,117,501	AUD	2,879,000	JPMorgan Chase Bank	1/8/2021	(102,163)
USD	1,698,345	CAD	2,202,000	Barclays Bank plc	1/8/2021	(31,598)
USD	9,419,424	GBP	7,043,000	HSBC Bank plc	1/8/2021	(212,210)
USD	4,379,665	JPY	455,091,000	Barclays Bank plc	1/19/2021	(28,587)
USD	93,242	COP	339,438,869	Deutsche Bank AG**	2/24/2021	(6,064)
USD	3,328	IDR	47,262,488	Deutsche Bank AG**	2/24/2021	(20)
USD	20,423	IDR	291,096,417	HSBC Bank plc**	2/24/2021	(200)
USD	202,158	IDR	2,878,928,000	JPMorgan Chase Bank**	2/24/2021	(1,806)
USD	9,067	IDR	128,793,984	JPMorgan Chase Bank**	2/24/2021	(57)
USD	544,412	RUB	41,622,462	JPMorgan Chase Bank**	2/24/2021	(15,553)
USD	1,013,389	MXN	20,546,459	Barclays Bank plc	2/26/2021	(13,057)
USD	110,793	MXN	2,241,000	Deutsche Bank AG	2/26/2021	(1,162)
USD	181,431	MYR	740,401	Goldman Sachs Bank USA**	3/17/2021	(2,175)
USD	4,614,166	JPY	478,982,773	Barclays Bank plc	3/22/2021	(28,781)
USD	16,768,363	JPY	1,741,017,227	HSBC Bank plc	3/22/2021	(107,925)
USD	201,549	IDR	2,878,928,564	JPMorgan Chase Bank**	3/31/2021	(1,726)
USD	7,095,177	BRL	38,500,000	JPMorgan Chase Bank**	4/5/2021	(300,208)

Total unrealized depreciation						(1,230,174)

Net unrealized depreciation						(1,102,145)

**	Non-deliverable forward.

See Notes to Financial Statements.

1554

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$72,398,638	$—	$72,398,638
Collateralized Mortgage Obligations	—	99,672,227	—	99,672,227
Commercial Mortgage-Backed Securities	—	48,951,646	—	48,951,646
Corporate Bonds
Communication Services	—	20,224,439	—	20,224,439
Consumer Discretionary	—	15,690,031	—	15,690,031
Consumer Staples	—	14,414,293	—	14,414,293
Energy	—	18,528,550	—	18,528,550
Financials	—	97,840,536	142,933	97,983,469
Health Care	—	22,372,834	—	22,372,834
Industrials	—	23,776,722	—	23,776,722
Information Technology	—	28,815,742	—	28,815,742
Materials	—	3,873,767	—	3,873,767
Real Estate	—	19,684,033	—	19,684,033
Utilities	—	22,319,606	—	22,319,606
Foreign Government Securities	—	30,533,050	16,797	30,549,847
Forward Currency Contracts	—	128,029	—	128,029
Futures	77,690	—	—	77,690
Loan Participations
Financials	—	907,725	—	907,725
Industrials	—	973,101	—	973,101
Mortgage-Backed Securities	—	205,777,986	—	205,777,986
Municipal Bonds	—	4,210,885	—	4,210,885
Options Purchased
Put Options Purchased	140,368	—	—	140,368
Short-Term Investments
Foreign Government Treasury Bills	—	36,464,535	—	36,464,535
Investment Company	9,075,165	—	—	9,075,165
Repurchase Agreements	—	1,932,945	—	1,932,945
U.S. Treasury Obligations	—	13,598,108	—	13,598,108
Supranational	—	7,665,652	—	7,665,652
U.S. Government Agency Securities	—	24,338,401	—	24,338,401
U.S. Treasury Obligations	—	269,931,767	—	269,931,767

Total Assets	$9,293,223	$1,105,025,248	$159,730	$1,114,478,201

See Notes to Financial Statements.

1555

EQ ADVISORS TRUST

MULTIMANAGER CORE BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total

Liabilities:
Forward Currency Contracts	$—	$(1,230,174)	$—	$(1,230,174)
Futures	(65,737)	—	—	(65,737)
Mortgage-Backed Securities	—	(7,817,854)	—	(7,817,854)

Total Liabilities	$(65,737)	$(9,048,028)	$—	$(9,113,765)

Total	$9,227,486	$1,095,977,220	$159,730	$1,105,364,436

Fair	Values of Derivative Instruments as of December 31, 2020:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$218,058	*
Foreign exchange contracts	Receivables	128,029

Total		$346,087

Fair Values of Derivative Instruments as of December 31, 2020:

Derivatives Contracts^	Liability Derivatives	Fair Value
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(65,737)*
Foreign exchange contracts	Payables	(1,230,174)

Total		$(1,295,911)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(73,228)	$2,874,996	$—	$2,801,768
Foreign exchange contracts	—	—	(1,491,731)	(1,491,731)

Total	$(73,228)	$2,874,996	$(1,491,731)	$1,310,037

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Options	Futures	Forward Foreign Currency Contracts	Total
Interest rate contracts	$(44,880)	$319,882	$—	$275,002
Foreign exchange contracts	—	—	(644,741)	(644,741)

Total	$(44,880)	$319,882	$(644,741)	$(369,739)

^ This Portfolio held options, forward foreign currency and futures contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $58,039,000 and option contracts and futures contracts with an average notional balance of approximately $106,000 and $153,878,000 respectively, during the year ended December 31, 2020.

The following table presents the Portfolio’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Portfolio as of December 31, 2020:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Bank of America	$4,945	—	$—	$4,945
Barclays Bank plc	5,386	(5,386)	—	—
Deutsche Bank AG	7,623	(7,246)	—	377
Goldman Sachs Bank USA	2,141	(2,141)	—	—
HSBC Bank plc	147	(147)	—	—
JPMorgan Chase Bank	105,165	(105,165)	—	—
UBS AG	2,622	(2,622)	—	—

Total	$128,029	$(122,707)	$—	$5,322

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged *	Net Amount Due to Counterparty
Barclays Bank plc	$165,748	$(5,386)	$(111,973)	$48,389
BNP Paribas	33,312	—	—	33,312
Deutsche Bank AG	7,246	(7,246)	—	—
Goldman Sachs Bank USA	2,175	(2,141)	—	34
HSBC Bank plc	321,720	(147)	(280,969)	40,604
JPMorgan Chase Bank	421,513	(105,165)	(316,348)	—
Standard Chartered Bank	248,557	—	—	248,557
UBS AG	29,903	(2,622)	—	27,281

Total	$1,230,174	$(122,707)	$(709,290)	$398,177

(a)	For financial reporting purposes the Portfolio does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.
*	The table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged is $5,572

Sale-Buyback Transactions:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
Barclays Capital Inc.	0.1%	12/15/2020	1/26/2021	$(1,596,000)	$(1,593,170)

					$(1,593,170)

(1)	The average amount of borrowings while outstanding for 119 days during the year ended December 31, 2020, was approximately $6,291,000 at a weighted average interest rate of 1.72%.
(2)	Payable for sale-buyback transactions includes $(2,830) of deferred price drop on sale-buyback transactions.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary by counterparty of sale-buyback transactions and collateral (received)/pledged as of December 31, 2020:

Counterparty	Payable for Sale-Buyback Transactions	Collateral Pledged (Sale-buyback positions)	Cash Collateral (Received)/ Pledged	Net Exposure (3)
Barclays Capital Inc.	$(1,593,170)	$1,593,938	$—	$768

(3)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

	December 31, 2020
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater than 90 Days	Total
Sale-Buyback
U.S. Treasury Bonds	$—	$1,593,170	$—	$—	$1,593,170

Total Borrowings	$—	$1,593,170	$—	$—	$1,593,170

Gross amount of recognized liabilities for sale-buybacks					$1,593,170

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$3,082,571,740
Long-term U.S. government debt securities	219,686,071

$3,302,257,811

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$3,074,904,304
Long-term U.S. government debt securities	213,613,511

$3,288,517,815

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$43,664,993
Aggregate gross unrealized depreciation	(25,264,385)

Net unrealized appreciation	$18,400,608

Federal income tax cost of investments in securities and derivative instruments, if applicable	$1,086,963,828

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Unaffiliated Issuers (Cost $1,092,118,132)	$1,112,339,537
Repurchase Agreements (Cost $1,932,945)	1,932,945
Cash	15,290,673
Foreign cash (Cost $959,092)	982,074
Cash held as collateral at broker for futures	299,000
Receivable for forward settling transactions	165,411,788
Dividends, interest and other receivables	4,797,286
Receivable for securities sold	3,377,310
Due from Custodian	309,388
Due from broker for futures variation margin	215,898
Receivable for Portfolio shares sold	186,385
Unrealized appreciation on forward foreign currency contracts	128,029
Securities lending income receivable	964
Other assets	4,262

Total assets	1,305,275,539

LIABILITIES
Payable for forward settling transactions	248,694,210
Securities sold short (Proceeds received $7,800,827)	7,817,854
Payable for securities purchased	4,507,687
Payable for return of collateral on securities loaned	1,932,945
Payable for sale-buyback financing transactions	1,593,170
Unrealized depreciation on forward foreign currency contracts	1,230,174
Payable for return of cash collateral on forward settling transactions	481,000
Payable for Portfolio shares redeemed	414,885
Investment management fees payable	399,333
Administrative fees payable	107,105
Distribution fees payable – Class IB	58,821
Distribution fees payable – Class IA	6,412
Trustees’ fees payable	1,868
Other liabilities	247,472
Accrued expenses	287,278

Total liabilities	267,780,214

NET ASSETS	$1,037,495,325

Net assets were comprised of:
Paid in capital	$1,028,496,452
Total distributable earnings (loss)	8,998,873

Net assets	$1,037,495,325

Class IA
Net asset value, offering and redemption price per share, $30,439,132 / 2,984,645 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.20

Class IB
Net asset value, offering and redemption price per share, $279,778,753 / 27,358,316 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.23

Class K
Net asset value, offering and redemption price per share, $727,277,440 / 71,282,305 shares outstanding (unlimited amount authorized: $0.01 par value)	$10.20

(x)	Includes value of securities on loan of $2,800,081.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Interest (net of $3,210 foreign withholding tax)	$24,415,508
Dividends	119,159
Securities lending (net)	17,704

Total income	24,552,371

EXPENSES
Investment management fees	5,231,610
Administrative fees	1,184,270
Distribution fees – Class IB	669,711
Custodian fees	366,000
Professional fees	111,703
Printing and mailing expenses	89,212
Distribution fees – Class IA	73,577
Trustees’ fees	33,123
Interest expense	758
Miscellaneous	159,927

Gross expenses	7,919,891
Less: Waiver from investment manager	(943,316)

Net expenses	6,976,575

NET INVESTMENT INCOME (LOSS)	17,575,796

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	21,077,420
Futures contracts	2,874,996
Forward foreign currency contracts	(1,491,731)
Foreign currency transactions	282,225
Options written	164,644
Securities sold short	(67,189)

Net realized gain (loss)	22,840,365

Change in unrealized appreciation (depreciation) on:
Investments in securities	17,604,418
Futures contracts	319,882
Forward foreign currency contracts	(644,741)
Foreign currency translations	14,871
Options written	(52,987)
Securities sold short	(16,246)

Net change in unrealized appreciation (depreciation)	17,225,197

NET REALIZED AND UNREALIZED GAIN (LOSS)	40,065,562

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$57,641,358

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$17,575,796	$20,602,394
Net realized gain (loss)	22,840,365	9,591,460
Net change in unrealized appreciation (depreciation)	17,225,197	29,110,891

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	57,641,358	59,304,745

Distributions to shareholders:
Class IA	(1,107,712)	(820,982)
Class IB	(10,111,646)	(7,831,057)
Class K	(27,440,170)	(17,667,835)

Total distributions to shareholders	(38,659,528)	(26,319,874)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 872,956 and 783,856 shares, respectively ]	8,835,739	7,763,553
Capital shares issued in reinvestment of dividends and distributions [ 108,482 and 82,863 shares, respectively ]	1,107,712	820,982
Capital shares repurchased [ (801,546) and (1,036,199) shares, respectively ]	(8,116,403)	(10,225,161)

Total Class IA transactions	1,827,048	(1,640,626)

Class IB
Capital shares sold [ 5,749,158 and 3,590,165 shares, respectively ]	59,064,805	35,514,337
Capital shares issued in reinvestment of dividends and distributions [ 987,666 and 788,289 shares, respectively ]	10,111,646	7,831,057
Capital shares repurchased [ (6,375,725) and (3,818,093) shares, respectively ]	(64,602,437)	(37,758,104)

Total Class IB transactions	4,574,014	5,587,290

Class K
Capital shares sold [ 16,561,986 and 19,364,695 shares, respectively ]	169,605,269	189,512,708
Capital shares issued in reinvestment of dividends and distributions [ 2,685,219 and 1,781,221 shares, respectively ]	27,435,562	17,667,835
Capital shares repurchased [ (9,002,624) and (4,425,340) shares, respectively ]	(90,902,868)	(43,681,076)

Total Class K transactions	106,137,963	163,499,467

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	112,539,025	167,446,131

TOTAL INCREASE (DECREASE) IN NET ASSETS	131,520,855	200,431,002
NET ASSETS:
Beginning of year	905,974,470	705,543,468

End of year	$1,037,495,325	$905,974,470

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.96	$9.56	$9.86	$9.78	$9.74

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.23	0.22	0.18	0.18
Net realized and unrealized gain (loss)	0.46	0.46	(0.26)	0.11	0.08

Total from investment operations	0.63	0.69	(0.04)	0.29	0.26

Less distributions:
Dividends from net investment income	(0.20)	(0.21)	(0.26)	(0.21)	(0.21)
Distributions from net realized gains	(0.19)	(0.08)	—	—	(0.01)

Total dividends and distributions	(0.39)	(0.29)	(0.26)	(0.21)	(0.22)

Net asset value, end of year	$10.20	$9.96	$9.56	$9.86	$9.78

Total return	6.31%	7.33%	(0.37)%	2.95%	2.64%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$30,439	$27,944	$28,429	$29,623	$33,551
Ratio of expenses to average net assets:
After waivers (f)	0.90%	0.93%*	0.96%*	0.90%	0.94%
Before waivers (f)	1.00%	1.03%*	1.06%*	1.00%	1.00%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.66%	2.35%	2.30%	1.85%	1.86%
Before waivers (f)	1.56%	2.24%	2.20%	1.74%	1.80%
Portfolio turnover rate^	324%	314%	312%	359%	298%

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.99	$9.58	$9.88	$9.80	$9.76

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.23	0.22	0.18	0.19
Net realized and unrealized gain (loss)	0.46	0.47	(0.26)	0.11	0.07

Total from investment operations	0.63	0.70	(0.04)	0.29	0.26

Less distributions:
Dividends from net investment income	(0.20)	(0.21)	(0.26)	(0.21)	(0.21)
Distributions from net realized gains	(0.19)	(0.08)	—	—	(0.01)

Total dividends and distributions	(0.39)	(0.29)	(0.26)	(0.21)	(0.22)

Net asset value, end of year	$10.23	$9.99	$9.58	$9.88	$9.80

Total return	6.29%	7.42%	(0.37)%	2.94%	2.63%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$279,779	$269,676	$253,339	$281,820	$279,239
Ratio of expenses to average net assets:
After waivers (f)	0.90%	0.93%*	0.96%*	0.90%	0.94%
Before waivers (f)	1.00%	1.03%*	1.06%*	1.00%	1.00%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.67%	2.35%	2.30%	1.84%	1.86%
Before waivers (f)	1.57%	2.24%	2.20%	1.74%	1.80%
Portfolio turnover rate^	324%	314%	312%	359%	298%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$9.97	$9.56	$9.86	$9.78	$9.74

Income (loss) from investment operations:
Net investment income (loss) (e)	0.20	0.26	0.24	0.21	0.21
Net realized and unrealized gain (loss)	0.44	0.47	(0.26)	0.10	0.07

Total from investment operations	0.64	0.73	(0.02)	0.31	0.28

Less distributions:
Dividends from net investment income	(0.22)	(0.24)	(0.28)	(0.23)	(0.23)
Distributions from net realized gains	(0.19)	(0.08)	—	—	(0.01)

Total dividends and distributions	(0.41)	(0.32)	(0.28)	(0.23)	(0.24)

Net asset value, end of year	$10.20	$9.97	$9.56	$9.86	$9.78

Total return	6.46%	7.71%	(0.12)%	3.20%	2.89%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$727,277	$608,354	$423,776	$458,937	$398,084
Ratio of expenses to average net assets:
After waivers (f)	0.65%	0.68%*	0.71%*	0.65%	0.69%
Before waivers (f)	0.75%	0.78%*	0.81%*	0.75%	0.75%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	1.91%	2.59%	2.55%	2.09%	2.11%
Before waivers (f)	1.81%	2.48%	2.45%	1.99%	2.05%
Portfolio turnover rate^	324%	314%	312%	359%	298%
*	Includes Interest Expense of 0.06%and 0.03% for the years ended December 31, 2018 and 2019, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1562

MULTIMANAGER TECHNOLOGY PORTFOLIO (Unaudited)

INVESTMENT MANAGER

➢	Equitable Investment Management Group, LLC

INVESTMENT SUB-ADVISERS

➢	AllianceBernstein L.P.

➢	Allianz Global Investors U.S. LLC

➢	Wellington Management Company LLP

PERFORMANCE RESULTS

Annualized Total Returns as of 12/31/20

	1 Year	5 Years	10 Years/ Since Incept.
Portfolio – Class IA Shares	53.28%	26.79%	19.23%
Portfolio – Class IB Shares	53.26	26.79	19.19
Portfolio – Class K Shares*	53.66	27.10	22.35
S&P North American Technology Sector Index	45.15	27.23	20.57
Russell 1000® Index	20.96	15.60	14.01

* Date of inception 8/29/12. Returns for periods greater than one year are annualized.

Past performance is not indicative of future results.

PERFORMANCE SUMMARY

The Portfolio’s Class IB shares returned 53.26% for the year ended December 31, 2020. This compares to the returns of the following benchmarks over the same period: the S&P North American Technology Sector Index and the Russell 1000® Index, which returned 45.15% and 20.96%, respectively.

Portfolio Highlights

What helped performance during the year:

•	Stock selection was positive in all major sectors.

•	Sector allocation was positive in all major sectors except consumer discretionary.

•

The top contributors to relative performance included overweights in some high-growth software companies such as Twilio, Inc., Crowdstrike Holdings Inc., and Zscaler Inc. Despite the ongoing concerns around the pandemic, many high-growth stocks delivered strong fundamental results this year due to higher demand for their innovative product offerings.

•

Additionally, an underweight position to Intel Corp., a U.S.-based designer and manufacturer of semiconductor chips, and Cisco Systems, Inc., provider of networking equipment and other products related to the communications and information technology industries, and overweights to MongoDB Inc. and Okta Inc. helped relative performance.

What hurt performance during the year:

•	Underweighting the consumer discretionary sector detracted from performance.

•	The Portfolio’s relative performance was hurt mostly by underweight positions to Apple, Inc. and Amazon.com, Inc., which are two of the benchmark’s largest positions.

•	Additionally, an underweight to Shopify Inc. for most of the period hurt relative returns.

•	An overweight position to Global Payments, a provider of electronic transaction processing, information systems, and services, detracted from results

•	A relative underweignt to NVIDIA Corp., a developer of three-dimensional graphics processors and related software, hurt performance.

How did derivatives contribute/detract from performance during the year?

Derivatives are used to invest minimal cash balances that have accrued in the account due to the accumulation of dividends and interest received, corporate actions and changes made to the underlying index. As such, the derivative positions have little impact to performance.

1563

MULTIMANAGER TECHNOLOGY PORTFOLIO (Unaudited)

Sector Weightings as of December 31, 2020	% of Net Assets
Information Technology	53.2%
Exchange-Traded Funds	28.6
Communication Services	10.5
Consumer Discretionary	6.1
Repurchase Agreements	1.4
Investment Company	0.4
Industrials	0.3
Health Care	0.2
Financials	0.1
Real Estate	0.0 #
Cash and Other	(0.8)

100.0%

#	Less than 0.05%.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Portfolio, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class IA and Class IB shares of the Portfolio), and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2020 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Also note that the table does not reflect any variable life insurance or variable annuity contract-related fees and expenses, which would increase overall fees and expenses.

EXAMPLE

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Class IA
Actual	$1,000.00	$1,292.40	$6.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.18	6.02
Class IB
Actual	1,000.00	1,292.70	6.83
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.18	6.02
Class K
Actual	1,000.00	1,294.20	5.40
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.43	4.75

* Expenses are equal to the Portfolio’s Class IA, Class IB and Class K shares annualized expense ratio of 1.19%, 1.19% and 0.94%, respectively, multiplied by the average account value over the period, and multiplied by 184/366 (to reflect the one-half year period).

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MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS

December 31, 2020

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (10.5%)
Entertainment (0.9%)
Activision Blizzard, Inc.	22,650	$2,103,053
Electronic Arts, Inc.	19,778	2,840,121
Glu Mobile, Inc.*	4,300	38,743
NetEase, Inc. (ADR)	20,960	2,007,339
Netflix, Inc.*	3,805	2,057,478
Spotify Technology SA*	2,090	657,639
Take-Two Interactive Software, Inc.*	14,815	3,078,409
Tencent Music Entertainment Group (ADR)*	58,941	1,134,025
Zynga, Inc., Class A*	201,398	1,987,798

		15,904,605

Interactive Media & Services (9.6%)
Alphabet, Inc., Class A*	20,535	35,990,462
Alphabet, Inc., Class C*	27,050	47,388,354
Cargurus, Inc.*	2,510	79,642
Facebook, Inc., Class A*	186,408	50,919,209
IAC/InterActiveCorp*	2,330	441,186
Match Group, Inc.*	19,751	2,986,154
Pinterest, Inc., Class A*	232,771	15,339,609
Snap, Inc., Class A*	255,130	12,774,359
Tencent Holdings Ltd.	21,760	1,583,066
TripAdvisor, Inc.*	2,786	80,181
Twitter, Inc.*	23,314	1,262,453
Yandex NV, Class A*	5,750	400,085
Yelp, Inc.*	2,013	65,765
Zillow Group, Inc., Class A*	17,872	2,429,520
Zillow Group, Inc., Class C*	4,339	563,202
ZoomInfo Technologies, Inc., Class A*	26,350	1,270,860

		173,574,107

Wireless Telecommunication Services (0.0%)
SoftBank Group Corp.	10,300	803,810

Total Communication Services		190,282,522

Consumer Discretionary (6.1%)
Automobiles (0.3%)
Tesla, Inc.*	8,035	5,670,058

Hotels, Restaurants & Leisure (0.0%)
Airbnb, Inc., Class A (x)*	1,645	241,486

Internet & Direct Marketing Retail (5.8%)
Alibaba Group Holding Ltd.*	46,408	1,392,399
Alibaba Group Holding Ltd. (ADR)*	2,385	555,061
Amazon.com, Inc.*	25,956	84,536,875
Booking Holdings, Inc.*	3,015	6,715,219
Chewy, Inc., Class A*	2,210	198,657
eBay, Inc.	19,220	965,805
Etsy, Inc.*	12,197	2,169,968
Expedia Group, Inc.	20,502	2,714,465
Groupon, Inc.*	668	25,381
Grubhub, Inc.*	2,717	201,791
JD.com, Inc. (ADR)*	18,740	1,647,246
Magnite, Inc. (x)*	3,280	100,729
Overstock.com, Inc. (x)*	1,250	59,962
Ozon Holdings plc (ADR)*	5,100	211,191
Qurate Retail, Inc., Class A	11,380	124,839
Shutterstock, Inc.	648	46,462
Stamps.com, Inc.*	540	105,942
Stitch Fix, Inc., Class A (x)*	1,670	98,062
Trainline plc (m)*	314,831	1,997,666
Wayfair, Inc., Class A*	2,144	484,137

		104,351,857

Total Consumer Discretionary		110,263,401

Financials (0.1%)
Capital Markets (0.1%)
Reinvent Technology Partners (x)*	86,769	1,062,920

Total Financials		1,062,920

Health Care (0.2%)
Health Care Technology (0.2%)
Veeva Systems, Inc., Class A*	12,325	3,355,481

Total Health Care		3,355,481

Industrials (0.3%)
Electrical Equipment (0.1%)
Bloom Energy Corp., Class A*	37,935	1,087,217

Road & Rail (0.2%)
Lyft, Inc., Class A*	69,190	3,399,305
Uber Technologies, Inc.*	19,479	993,429

		4,392,734

Total Industrials		5,479,951

Information Technology (53.2%)
Communications Equipment (0.8%)
Acacia Communications, Inc.*	1,091	79,599
Arista Networks, Inc.*	4,307	1,251,485
Calix, Inc.*	1,600	47,616
Ciena Corp.*	4,490	237,296
Cisco Systems, Inc.	124,020	5,549,895
CommScope Holding Co., Inc.*	5,829	78,109
EchoStar Corp., Class A*	1,480	31,361
F5 Networks, Inc.*	8,105	1,425,994
Harmonic, Inc.*	2,860	21,135
Infinera Corp. (x)*	5,630	59,002
Inseego Corp. (x)*	1,850	28,620
InterDigital, Inc.	890	54,005
Juniper Networks, Inc.	9,670	217,672
Lumentum Holdings, Inc.*	34,500	3,270,600
Motorola Solutions, Inc.	4,969	845,028
NETGEAR, Inc.*	850	34,536
NetScout Systems, Inc.*	2,110	57,856
Plantronics, Inc.	1,070	28,922
Ribbon Communications, Inc.*	3,450	22,632
Ubiquiti, Inc. (x)	223	62,108
ViaSat, Inc. (x)*	1,880	61,382
Viavi Solutions, Inc.*	6,690	100,183

		13,565,036

Electronic Equipment, Instruments & Components (2.5%)
Amphenol Corp., Class A	20,639	2,698,962
Arrow Electronics, Inc.*	2,220	216,006
Avnet, Inc.	2,890	101,468

See Notes to Financial Statements.

1565

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MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Badger Meter, Inc.	850	$79,951
Belden, Inc.	1,280	53,632
Benchmark Electronics, Inc.	1,070	28,901
CDW Corp.	4,176	550,355
Celestica, Inc.*	3,199	25,816
Cognex Corp.	21,875	1,756,234
Coherent, Inc.*	690	103,514
Corning, Inc.	91,927	3,309,372
Dolby Laboratories, Inc., Class A	1,843	179,010
Fabrinet*	1,050	81,469
Fitbit, Inc., Class A*	6,707	45,608
Flex Ltd.*	571,603	10,277,422
FLIR Systems, Inc.	3,838	168,219
Hon Hai Precision Industry Co. Ltd.	278,000	910,243
II-VI, Inc.*	3,028	230,007
Insight Enterprises, Inc.*	1,010	76,851
IPG Photonics Corp.*	11,865	2,655,268
Itron, Inc.*	1,160	111,244
Jabil, Inc.	3,920	166,718
Keyence Corp.	1,900	1,067,261
Keysight Technologies, Inc.*	5,411	714,739
Knowles Corp.*	2,654	48,913
Littelfuse, Inc.	720	183,355
Methode Electronics, Inc.	1,060	40,577
National Instruments Corp.	3,840	168,730
Novanta, Inc.*	1,010	119,402
OSI Systems, Inc.*	490	45,678
Plexus Corp.*	810	63,350
Rogers Corp.*	530	82,304
Samsung SDI Co. Ltd.	25,398	14,682,817
Sanmina Corp.*	1,873	59,730
SYNNEX Corp.	1,193	97,158
Taiyo Yuden Co. Ltd.	44,100	2,065,019
TE Connectivity Ltd.	9,686	1,172,684
Trimble, Inc.*	7,320	488,756
TTM Technologies, Inc.*	2,910	40,143
Vishay Intertechnology, Inc.	3,890	80,562
Vontier Corp.*	3,950	131,930
Zebra Technologies Corp., Class A*	1,580	607,241

		45,786,619

IT Services (13.7%)
Accenture plc, Class A	18,618	4,863,208
Adyen NV (m)*	1,080	2,513,423
Akamai Technologies, Inc.*	4,780	501,852
Alliance Data Systems Corp.	1,385	102,628
Automatic Data Processing, Inc.	12,580	2,216,596
Black Knight, Inc.*	4,571	403,848
Booz Allen Hamilton Holding Corp.	4,040	352,207
Broadridge Financial Solutions, Inc.	3,410	522,412
CACI International, Inc., Class A*	770	191,984
Cardtronics plc, Class A*	1,040	36,712
CGI, Inc.*	6,680	529,791
Cognizant Technology Solutions Corp., Class A	41,813	3,426,575
Concentrix Corp.*	1,193	117,749
CSG Systems International, Inc.	960	43,267
DXC Technology Co.	7,445	191,709
EPAM Systems, Inc.*	1,669	598,086
Euronet Worldwide, Inc.*	1,520	220,278
Evertec, Inc.	1,713	67,355
ExlService Holdings, Inc. (x)*	970	82,576
Fastly, Inc., Class A (x)*	2,450	214,057
Fidelity National Information Services, Inc.	44,582	6,306,570
Fiserv, Inc.*	61,477	6,999,771
FleetCor Technologies, Inc.*	16,610	4,531,706
Gartner, Inc.*	2,600	416,494
Genpact Ltd.	88,829	3,673,967
Global Payments, Inc.	84,029	18,101,527
GoDaddy, Inc., Class A*	16,180	1,342,131
International Business Machines Corp.	26,132	3,289,496
Jack Henry & Associates, Inc.	2,250	364,478
KBR, Inc.	4,160	128,669
Leidos Holdings, Inc.	3,935	413,647
LiveRamp Holdings, Inc.*	1,930	141,257
ManTech International Corp., Class A	780	69,373
Mastercard, Inc., Class A	30,485	10,881,316
MAXIMUS, Inc.	1,790	131,010
MongoDB, Inc.*	49,880	17,908,915
NIC, Inc.	1,930	49,852
Okta, Inc.*	92,620	23,549,561
Paychex, Inc.	9,350	871,233
PayPal Holdings, Inc.*	143,590	33,628,778
Perficient, Inc.*	950	45,268
Perspecta, Inc.	3,997	96,248
Repay Holdings Corp.*	2,000	54,500
Sabre Corp.	9,305	111,846
Science Applications International Corp.	1,712	162,024
Shift4 Payments, Inc., Class A*	1,000	75,400
Shopify, Inc., Class A*	9,510	10,764,845
Snowflake, Inc., Class A (x)*	12,319	3,466,567
Square, Inc., Class A*	104,919	22,834,571
Switch, Inc., Class A	2,400	39,288
Sykes Enterprises, Inc.*	1,150	43,321
TTEC Holdings, Inc.	530	38,653
Twilio, Inc., Class A*	110,540	37,417,790
VeriSign, Inc.*	2,940	636,216
Verra Mobility Corp.*	3,970	53,277
Virtusa Corp.*	800	40,904
Visa, Inc., Class A	87,237	19,081,349
Western Union Co. (The)	12,050	264,377
WEX, Inc.*	14,405	2,931,850

		248,154,358

Semiconductors & Semiconductor Equipment (13.1%)
Advanced Energy Industries, Inc.*	1,120	108,606
Advanced Micro Devices, Inc.*	223,699	20,515,435
Ambarella, Inc.*	1,000	91,820
Amkor Technology, Inc.	3,100	46,748
Analog Devices, Inc.	10,855	1,603,609
Applied Materials, Inc.	26,760	2,309,388
BE Semiconductor Industries NV	49,417	2,993,158
Broadcom, Inc.	11,885	5,203,847
Brooks Automation, Inc.	2,130	144,521
Cabot Microelectronics Corp.	840	127,092
Cirrus Logic, Inc.*	1,670	137,274

See Notes to Financial Statements.

1566

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MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Cree, Inc.*	35,415	$3,750,449
Diodes, Inc.*	1,210	85,305
Enphase Energy, Inc.*	3,700	649,239
Entegris, Inc.	3,940	378,634
First Solar, Inc.*	2,460	243,343
FormFactor, Inc.*	49,872	2,145,494
Globalwafers Co. Ltd.	88,500	2,229,981
Infineon Technologies AG	190,820	7,317,488
Inphi Corp.*	1,519	243,754
Intel Corp.	120,290	5,992,848
KLA Corp.	24,331	6,299,539
Koh Young Technology, Inc.*	13,700	1,324,220
Kulicke & Soffa Industries, Inc.	1,780	56,622
Lam Research Corp.	27,116	12,806,073
Lattice Semiconductor Corp.*	73,422	3,364,196
MACOM Technology Solutions Holdings, Inc.*	1,329	73,148
Marvell Technology Group Ltd.	266,684	12,678,157
Maxim Integrated Products, Inc.	7,820	693,243
MaxLinear, Inc.*	1,960	74,852
Microchip Technology, Inc.	7,627	1,053,365
Micron Technology, Inc.*	357,793	26,898,878
MKS Instruments, Inc.	1,590	239,216
Monolithic Power Systems, Inc.	1,270	465,112
NVIDIA Corp.	31,695	16,551,129
NXP Semiconductors NV	60,405	9,604,999
ON Semiconductor Corp.*	37,351	1,222,498
Onto Innovation, Inc.*	1,400	66,570
Power Integrations, Inc.	1,740	142,436
Qorvo, Inc.*	38,016	6,320,920
QUALCOMM, Inc.	151,756	23,118,509
Rambus, Inc.*	3,300	57,618
Semtech Corp.*	1,870	134,808
Silicon Laboratories, Inc.*	1,260	160,448
SiTime Corp.*	250	27,983
SK Hynix, Inc.	76,536	8,348,998
Skyworks Solutions, Inc.	30,075	4,597,866
SolarEdge Technologies, Inc.*	1,510	481,871
STMicroelectronics NV	110,365	4,082,574
STMicroelectronics NV (NYRS), Class Y (x)	205,377	7,623,594
SunPower Corp. (x)*	2,314	59,331
Synaptics, Inc.*	970	93,508
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	125,405	13,674,161
Teradyne, Inc.	80,987	9,709,532
Texas Instruments, Inc.	26,930	4,420,021
Tokyo Electron Ltd.	10,000	3,718,948
Universal Display Corp.	1,250	287,250
Xilinx, Inc.	7,210	1,022,162

		237,872,388

Software (16.7%)
2U, Inc.*	2,114	84,581
8x8, Inc.*	3,110	107,202
ACI Worldwide, Inc.*	3,420	131,431
Adobe, Inc.*	21,714	10,859,606
Alarm.com Holdings, Inc.*	1,310	135,519
Altair Engineering, Inc., Class A (x)*	1,260	73,307
Alteryx, Inc., Class A*	35,035	4,266,913
Anaplan, Inc.*	4,160	298,896
ANSYS, Inc.*	2,530	920,414
Appfolio, Inc., Class A*	480	86,419
Appian Corp. (x)*	1,090	176,678
Aspen Technology, Inc.*	1,984	258,416
Autodesk, Inc.*	12,110	3,697,667
Avalara, Inc.*	8,940	1,474,117
Avaya Holdings Corp.*	2,200	42,130
Bill.com Holdings, Inc.*	1,750	238,875
Blackbaud, Inc.	1,450	83,462
BlackBerry Ltd.*	15,063	99,868
Blackline, Inc.*	1,490	198,736
Bottomline Technologies DE, Inc.*	1,130	59,596
Box, Inc., Class A*	4,230	76,351
Cadence Design Systems, Inc.*	8,200	1,118,726
CDK Global, Inc.	3,563	184,670
Cerence, Inc.*	1,100	110,528
Ceridian HCM Holding, Inc.*	13,615	1,450,814
Citrix Systems, Inc.	3,630	472,263
Cloudera, Inc.*	6,308	87,744
Cloudflare, Inc., Class A*	20,155	1,531,578
CommVault Systems, Inc.*	1,350	74,749
Cornerstone OnDemand, Inc.*	1,762	77,598
Coupa Software, Inc.*	5,540	1,877,561
Crowdstrike Holdings, Inc., Class A*	97,825	20,721,291
CyberArk Software Ltd.*	21,420	3,461,258
Datadog, Inc., Class A*	65,505	6,448,312
Descartes Systems Group, Inc. (The)*	2,460	143,861
Digital Turbine, Inc.*	2,150	121,604
DocuSign, Inc.*	38,505	8,559,661
Dropbox, Inc., Class A*	8,603	190,901
Dynatrace, Inc.*	5,380	232,793
Elastic NV*	1,790	261,573
Envestnet, Inc.*	1,540	126,727
Everbridge, Inc.*	1,040	155,033
Fair Isaac Corp.*	890	454,826
FireEye, Inc.*	203,115	4,683,832
Five9, Inc.*	1,930	336,592
Fortinet, Inc.*	3,960	588,179
Guidewire Software, Inc.*	28,787	3,705,751
HubSpot, Inc.*	42,672	16,916,888
Intuit, Inc.	7,750	2,943,838
j2 Global, Inc.*	1,252	122,308
Jamf Holding Corp.*	800	23,936
Lightspeed POS, Inc.*	1,900	133,741
LivePerson, Inc.*	1,780	110,769
Manhattan Associates, Inc.*	1,840	193,531
Medallia, Inc.*	2,350	78,067
Microsoft Corp.	255,969	56,932,625
MicroStrategy, Inc., Class A (x)*	220	85,481
Mimecast Ltd.*	1,700	96,628
New Relic, Inc.*	1,535	100,389
NortonLifeLock, Inc.	70,165	1,458,029
Nuance Communications, Inc.*	8,300	365,947
Nutanix, Inc., Class A*	5,530	176,241
Open Text Corp.	7,966	362,134
Oracle Corp.	55,642	3,599,481
PagerDuty, Inc.*	1,650	68,805
Palo Alto Networks, Inc.*	22,546	8,012,623
Paycom Software, Inc.*	69,988	31,652,073
Paylocity Holding Corp.*	1,098	226,089

See Notes to Financial Statements.

1567

EQ ADVISORS TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Number of Shares	Value (Note 1)
Pegasystems, Inc.	1,150	$153,249
Ping Identity Holding Corp.*	1,050	30,072
Pluralsight, Inc., Class A*	2,930	61,413
Progress Software Corp.	1,274	57,572
Proofpoint, Inc.*	1,674	228,350
PROS Holdings, Inc.*	1,110	56,355
PTC, Inc.*	3,082	368,638
Q2 Holdings, Inc.*	1,460	184,734
Qualys, Inc.*	1,000	121,870
Rapid7, Inc.*	1,490	134,338
RealPage, Inc.*	2,590	225,952
RingCentral, Inc., Class A*	51,730	19,604,118
SailPoint Technologies Holdings, Inc.*	2,640	140,554
salesforce.com, Inc.*	59,279	13,191,356
Sansan, Inc.*	14,300	941,746
ServiceNow, Inc.*	14,766	8,127,649
Slack Technologies, Inc., Class A*	14,350	606,144
Smartsheet, Inc., Class A*	3,293	228,172
SolarWinds Corp.*	2,090	31,245
Splunk, Inc.*	58,426	9,925,993
Sprout Social, Inc., Class A*	800	36,328
SPS Commerce, Inc.*	1,040	112,934
SS&C Technologies Holdings, Inc.	6,490	472,147
SVMK, Inc.*	42,877	1,095,507
Synopsys, Inc.*	4,490	1,163,988
Tenable Holdings, Inc.*	1,960	102,430
Teradata Corp.*	3,175	71,342
Trade Desk, Inc. (The), Class A*	4,330	3,468,330
Tyler Technologies, Inc.*	1,190	519,459
Varonis Systems, Inc.*	26,615	4,354,480
Verint Systems, Inc.*	1,909	128,247
VMware, Inc., Class A (x)*	2,370	332,416
Workday, Inc., Class A*	36,149	8,661,662
Workiva, Inc.*	1,130	103,531
Xperi Holding Corp.	3,100	64,790
Yext, Inc.*	2,830	44,488
Zendesk, Inc.*	15,991	2,288,632
Zoom Video Communications, Inc., Class A*	12,610	4,253,605
Zscaler, Inc.*	78,275	15,632,300
Zuora, Inc., Class A*	2,920	40,676

		301,575,044

Technology Hardware, Storage & Peripherals (6.4%)
3D Systems Corp. (x)*	3,600	37,728
Apple, Inc.	652,687	86,605,037
Dell Technologies, Inc., Class C*	6,866	503,209
Hewlett Packard Enterprise Co.	37,752	447,361
HP, Inc.	57,027	1,402,294
NCR Corp.*	3,780	142,015
NetApp, Inc.	6,518	431,752
Pure Storage, Inc., Class A*	237,345	5,366,371
Samsung Electronics Co. Ltd.	245,894	18,335,095
Seagate Technology plc	25,285	1,571,716
Super Micro Computer, Inc.*	1,250	39,575
Western Digital Corp.	8,931	494,688
Xerox Holdings Corp.	4,843	112,309

		115,489,150

Total Information Technology		962,442,595

Real Estate (0.0%)
Equity Real Estate Investment Trusts (REITs) (0.0%)
Equinix, Inc. (REIT)	780	557,060

Total Real Estate		557,060

Total Common Stocks (70.4%) (Cost $542,232,427)		1,273,443,930

EXCHANGE TRADED FUNDS (ETF):
Equity (28.6%)
iShares Expanded Tech Sector ETF (x)‡	491,950	172,098,869
Technology Select Sector SPDR Fund	1,321,400	171,808,428
Vanguard Information Technology ETF (x)	490,000	173,357,100

Total Exchange Traded Funds (28.6%) (Cost $206,295,883)		517,264,397

SHORT-TERM INVESTMENTS:
Investment Company (0.4%)
JPMorgan Prime Money Market Fund, IM Shares	8,285,444	8,289,588

	Principal Amount	Value (Note 1)
Repurchase Agreements (1.4%)
Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $1,300,017, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25, U.S. Government Treasury Securities, ranging from 0.145%-2.500%, maturing 8/31/21 - 2/15/46; total market value $1,326,002. (xx)	$1,300,000	1,300,000
Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $4,300,096, collateralized by various Foreign Government Agency Securities, ranging from 1.875% - 3.000%, maturing 6/15/22 - 9/27/23; total market value $4,386,015. (xx)	4,300,000	4,300,000
Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $7,370,811, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total market value $7,518,186. (xx)	7,370,770	7,370,770
National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $5,000,117, collateralized by various Common Stocks; total market value $5,555,620. (xx)	5,000,000	5,000,000

See Notes to Financial Statements.

1568

EQ ADVISORS TRUST

MULTIMANAGER TECHNOLOGY PORTFOLIO

PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

	Principal Amount	Value (Note 1)
NBC Global Finance Ltd., 0.28%, dated 12/31/20, due 1/7/21, repurchase price $5,000,272, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 2.125% - 5.000%, maturing 2/28/23 - 5/15/37; total market value $5,546,111. (xx)	$5,000,000	$5,000,000
Societe Generale SA, 0.08%, dated 12/31/20, due 1/7/21, repurchase price $2,000,031, collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/19/21 - 11/15/49; total market value $2,040,000. (xx)	2,000,000	2,000,000

Total Repurchase Agreements		24,970,770

Total Short-Term Investments (1.8%) (Cost $33,260,959)		33,260,358

Total Investments in Securities (100.8%) (Cost $781,789,269)		1,823,968,685
Other Assets Less Liabilities (-0.8%)		(14,624,799)

Net Assets (100%)		$1,809,343,886

*	Non-income producing.
‡	All, or a portion, of the security is an affiliated company as defined under the Investment Company Act of 1940.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At December 31, 2020, the market value of these securities amounted to $4,511,089 or 0.2% of net assets.

(x)	All or a portion of security is on loan at December 31, 2020.
(xx)

At December 31, 2020, the Portfolio had loaned securities with a total value of $33,527,348. This was collateralized by $9,500,489 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.250%, maturing 1/14/21 - 5/15/50 and by cash of $24,970,770 which was subsequently invested in joint repurchase agreements as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
NYRS	— New York Registry Shares

Investments in companies which were affiliates for the year ended December 31, 2020, were as follows:

Security Description	Shares at December 31, 2020	Market Value December 31, 2019 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value December 31, 2020 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EXCHANGE TRADED FUNDS (ETF):
Equity
iShares Expanded Tech Sector ETF (x)**	491,950	86,919,742	55,632,095	(9,276,699)	2,666,698	36,157,033	172,098,869	444,180	—

**	Not affiliated at December 31, 2019.

See Notes to Financial Statements.

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PORTFOLIO OF INVESTMENTS (Continued)

December 31, 2020

The following is a summary of the inputs, summarized in three broad levels, used to value the Portfolio’s assets and liabilities carried at fair value as of December 31, 2020:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Portfolio’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$187,895,646	$2,386,876	$—	$190,282,522
Consumer Discretionary	106,873,336	3,390,065	—	110,263,401
Financials	1,062,920	—	—	1,062,920
Health Care	3,355,481	—	—	3,355,481
Industrials	5,479,951	—	—	5,479,951
Information Technology	891,911,624	70,530,971	—	962,442,595
Real Estate	557,060	—	—	557,060
Exchange Traded Funds	517,264,397	—	—	517,264,397
Short-Term Investments
Investment Company	8,289,588	—	—	8,289,588
Repurchase Agreements	—	24,970,770	—	24,970,770

Total Assets	$1,722,690,003	$101,278,682	$—	$1,823,968,685

Total Liabilities	$—	$—	$—	$—

Total	$1,722,690,003	$101,278,682	$—	$1,823,968,685

^ This Portfolio held forward foreign currency contracts for hedging.

The Portfolio held forward foreign currency contracts with an average settlement value of approximately $191,000 for one month during the year ended December 31, 2020.

Investment security transactions for the year ended December 31, 2020 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,120,374,961
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,227,942,061

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,033,050,415
Aggregate gross unrealized depreciation	(2,144,669)

Net unrealized appreciation	$1,030,905,746

Federal income tax cost of investments in securities and derivative instruments, if applicable	$793,062,939

For the year ended December 31, 2020, the Portfolio incurred approximately $344 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES

December 31, 2020

ASSETS
Investments in Securities, at value (x)
Affiliated Issuers (Cost $70,521,293)	$172,098,869
Unaffiliated Issuers (Cost $686,297,206)	1,626,899,046
Repurchase Agreements (Cost $24,970,770)	24,970,770
Cash	14,683,535
Foreign cash (Cost $709,825)	746,632
Receivable for Portfolio shares sold	2,352,663
Receivable for securities sold	1,870,638
Dividends, interest and other receivables	337,602
Securities lending income receivable	26,363
Other assets	6,140

Total assets	1,843,992,258

LIABILITIES
Payable for return of collateral on securities loaned	24,970,770
Payable for securities purchased	4,108,072
Payable for Portfolio shares redeemed	3,704,434
Investment management fees payable	1,155,868
Distribution fees payable –Class IB	361,722
Administrative fees payable	185,073
Distribution fees payable –Class IA	9,395
Trustees’ fees payable	6,490
Accrued expenses	146,548

Total liabilities	34,648,372

NET ASSETS	$1,809,343,886

Net assets were comprised of:
Paid in capital	$723,137,708
Total distributable earnings (loss)	1,086,206,178

Net assets	$1,809,343,886

Class IA
Net asset value, offering and redemption price per share, $45,001,607 / 1,118,339 shares outstanding (unlimited amount authorized: $0.01 par value)	$40.24

Class IB
Net asset value, offering and redemption price per share, $1,736,384,409 / 45,280,938 shares outstanding (unlimited amount authorized: $0.01 par value)	$38.35

Class K
Net asset value, offering and redemption price per share, $27,957,870 / 676,423 shares outstanding (unlimited amount authorized: $0.01 par value)	$41.33

(x)	Includes value of securities on loan of $33,527,348.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2020

INVESTMENT INCOME
Dividends ($444,180 of dividend income received from affiliates) (net of $139,354 foreign withholding tax)	$9,015,833
Interest	59,033
Securities lending (net)	944,049

Total income	10,018,915

EXPENSES
Investment management fees	13,449,154
Distribution fees – Class IB	3,489,895
Administrative fees	1,797,554
Custodian fees	171,000
Printing and mailing expenses	119,318
Professional fees	113,814
Distribution fees – Class IA	86,647
Trustees’ fees	49,552
Miscellaneous	28,034

Gross expenses	19,304,968
Less: Voluntary waiver from investment manager	(12,597)
Waiver from investment manager	(2,010,822)

Net expenses	17,281,549

NET INVESTMENT INCOME (LOSS)	(7,262,634)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities ($2,666,698 realized gain (loss) from affiliates)	318,411,003
Foreign currency transactions	(165,692)

Net realized gain (loss)	318,245,311

Change in unrealized appreciation (depreciation) on:
Investments in securities ($36,157,033 of change in unrealized appreciation (depreciation) from affiliates)	330,362,784
Foreign currency translations	46,802

Net change in unrealized appreciation (depreciation)	330,409,586

NET REALIZED AND UNREALIZED GAIN (LOSS)	648,654,897

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$641,392,263

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2020	2019
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(7,262,634)	$(3,774,182)
Net realized gain (loss)	318,245,311	113,114,315
Net change in unrealized appreciation (depreciation)	330,409,586	261,261,601

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	641,392,263	370,601,734

Distributions to shareholders:
Class IA	(6,482,466)	(2,406,769)
Class IB	(262,954,960)	(107,162,738)
Class K	(3,831,723)	(1,673,566)

Total distributions to shareholders	(273,269,149)	(111,243,073)

CAPITAL SHARES TRANSACTIONS:
Class IA
Capital shares sold [ 274,506 and 75,674 shares, respectively ]	9,614,762	2,238,339
Capital shares issued in reinvestment of dividends and distributions [ 166,528 and 79,705 shares, respectively ]	6,482,466	2,406,769
Capital shares repurchased [ (248,345) and (179,862) shares, respectively ]	(8,681,577)	(5,109,849)

Total Class IA transactions	7,415,651	(464,741)

Class IB
Capital shares sold [ 6,180,716 and 2,920,542 shares, respectively ]	209,002,022	83,691,838
Capital shares issued in reinvestment of dividends and distributions [ 7,084,838 and 3,694,739 shares, respectively ]	262,954,960	107,162,738
Capital shares repurchased [ (9,438,561) and (6,510,608) shares, respectively ]	(316,448,868)	(187,077,330)

Total Class IB transactions	155,508,114	3,777,246

Class K
Capital shares sold [ 1,032,403 and 826,443 shares, respectively ]	37,090,197	25,337,213
Capital shares issued in reinvestment of dividends and distributions [ 95,799 and 54,207 shares, respectively ]	3,831,723	1,673,566
Capital shares repurchased [ (1,143,770) and (804,786) shares, respectively ]	(41,168,380)	(24,783,319)

Total Class K transactions	(246,460)	2,227,460

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	162,677,305	5,539,965

TOTAL INCREASE (DECREASE) IN NET ASSETS	530,800,419	264,898,626
NET ASSETS:
Beginning of year	1,278,543,467	1,013,644,841

End of year	$1,809,343,886	$1,278,543,467

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS

	Year Ended December 31,
Class IA	2020	2019	2018	2017	2016
Net asset value, beginning of year	$30.86	$24.48	$26.79	$20.83	$20.09

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.18)	(0.10)	(0.11)	(0.07)	— #
Net realized and unrealized gain (loss)	16.32	9.26	0.98	8.19	1.80

Total from investment operations	16.14	9.16	0.87	8.12	1.80

Less distributions:
Dividends from net investment income	— #	— #	—	— #	— #
Distributions from net realized gains	(6.76)	(2.78)	(3.18)	(2.16)	(1.06)

Total dividends and distributions	(6.76)	(2.78)	(3.18)	(2.16)	(1.06)

Net asset value, end of year	$40.24	$30.86	$24.48	$26.79	$20.83

Total return	53.28%	37.84%	2.34%	39.12%	8.96%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$45,002	$28,567	$23,255	$22,066	$17,010
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.19%	1.20%	1.24%	1.25%	1.25%
Before waivers and reimbursements (f)	1.33%	1.34%	1.35%	1.36%	1.37%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.50)%	(0.32)%	(0.36)%	(0.26)%	0.02%
Before waivers and reimbursements (f)	(0.64)%	(0.46)%	(0.48)%	(0.36)%	(0.10)%
Portfolio turnover rate^	78%	52%	52%	51%	64%

	Year Ended December 31,
Class IB	2020	2019	2018	2017	2016
Net asset value, beginning of year	$29.63	$23.58	$25.92	$20.21	$19.51

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.18)	(0.09)	(0.11)	(0.06)	— #
Net realized and unrealized gain (loss)	15.66	8.92	0.95	7.93	1.76

Total from investment operations	15.48	8.83	0.84	7.87	1.76

Less distributions:
Dividends from net investment income	— #	— #	—	— #	— #
Distributions from net realized gains	(6.76)	(2.78)	(3.18)	(2.16)	(1.06)

Total dividends and distributions	(6.76)	(2.78)	(3.18)	(2.16)	(1.06)

Net asset value, end of year	$38.35	$29.63	$23.58	$25.92	$20.21

Total return	53.26%	37.88%	2.30%	39.09%	8.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,736,384	$1,228,141	$975,006	$1,019,644	$778,933
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.19%	1.20%	1.24%	1.25%	1.25%
Before waivers and reimbursements (f)	1.33%	1.34%	1.35%	1.36%	1.37%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.50)%	(0.32)%	(0.37)%	(0.25)%	0.02%
Before waivers and reimbursements (f)	(0.64)%	(0.46)%	(0.48)%	(0.36)%	(0.10)%
Portfolio turnover rate^	78%	52%	52%	51%	64%

See Notes to Financial Statements.

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FINANCIAL HIGHLIGHTS (Continued)

	Year Ended December 31,
Class K	2020	2019	2018	2017	2016
Net asset value, beginning of year	$31.55	$24.97	$27.28	$21.13	$20.36

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.10)	(0.02)	(0.04)	— #	0.06
Net realized and unrealized gain (loss)	16.73	9.46	0.99	8.31	1.83

Total from investment operations	16.63	9.44	0.95	8.31	1.89

Less distributions:
Dividends from net investment income	(0.09)	(0.08)	(0.08)	— #	(0.06)
Distributions from net realized gains	(6.76)	(2.78)	(3.18)	(2.16)	(1.06)

Total dividends and distributions	(6.85)	(2.86)	(3.26)	(2.16)	(1.12)

Net asset value, end of year	$41.33	$31.55	$24.97	$27.28	$21.13

Total return	53.66%	38.19%	2.55%	39.47%	9.21%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$27,958	$21,835	$15,384	$12,735	$5,960
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.94%	0.95%	0.99%	1.00%	1.00%
Before waivers and reimbursements (f)	1.08%	1.09%	1.10%	1.10%	1.12%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	(0.26)%	(0.07)%	(0.12)%	(0.02)%	0.28%
Before waivers and reimbursements (f)	(0.40)%	(0.21)%	(0.23)%	(0.12)%	0.16%
Portfolio turnover rate^	78%	52%	52%	51%	64%
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

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December 31, 2020

Note 1	Organization and Significant Accounting Policies

EQ Advisors Trust (the “Trust”) was organized as a Delaware statutory trust on October 31, 1996, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers one hundred and three portfolios (each a “Portfolio”). The investment adviser to each Portfolio is Equitable Investment Management Group, LLC (“EIM” or the “Adviser”) (formerly, AXA Equitable Funds Management Group, LLC), a wholly-owned subsidiary of Equitable Financial Life Insurance Company (“Equitable Financial”) (formerly, AXA Equitable Life Insurance Company).

The Adviser and each of the investment sub-advisers (each, a “Sub-Adviser”), subject to the supervision of the Adviser, independently chooses and maintains a portfolio of securities for the Portfolio(s).

The EQ/All Asset Growth Allocation Portfolio (formerly, All Asset Growth-Alt 20 Portfolio) is a type of mutual fund often described as a “fund-of-funds”. This Portfolio pursues its investment objectives by investing exclusively in other mutual funds managed by EIM and unaffiliated investment companies or exchange-traded funds (“ETFs”).

Each of the EQ/Ultra Conservative Strategy Portfolio, EQ/Conservative Strategy Portfolio, EQ/Conservative Growth Strategy Portfolio, EQ/Balanced Strategy Portfolio, EQ/Moderate Growth Strategy Portfolio, EQ/Growth Strategy Portfolio and EQ/Aggressive Growth Strategy Portfolio (each, a “Strategic Allocation Series Portfolio” and together, the “Strategic Allocation Series Portfolios”) is a type of mutual fund often described as “fund-of-funds.” The Strategic Allocation Series Portfolios pursue their investment objectives by investing exclusively in other affiliated mutual funds managed by EIM.

Each of the 1290 VT Energy Portfolio, 1290 VT Low Volatility Global Equity Portfolio, 1290 VT Moderate Growth Allocation Portfolio and 1290 VT Multi-Alternative Strategies Portfolio (each, an “ETF Portfolio” and together, the “ETF Portfolios”) is a type of mutual fund often described as a “fund-of-funds.” The ETF Portfolios pursue their investment objectives by investing exclusively in unaffiliated ETFs.

For each of the above-referenced fund-of-funds Portfolios, the underlying funds’ financial statements are included in each underlying fund’s annual report, which is filed with the SEC on Form N-CSR and publicly available through the SEC’s EDGAR database (https://www.sec.gov/edgar/searchedgar/companysearch.html).

Each of the EQ/500 Managed Volatility Portfolio, EQ/400 Managed Volatility Portfolio, EQ/2000 Managed Volatility Portfolio, EQ/International Managed Volatility Portfolio, ATM Large Cap Managed Volatility Portfolio, ATM Mid Cap Managed Volatility Portfolio, ATM Small Cap Managed Volatility Portfolio and the ATM International Managed Volatility Portfolio (each, a “Tactical Portfolio” and together, the “Tactical Portfolios”) and the 1290 VT Convertible Securities Portfolio, 1290 VT High Yield Bond Portfolio, 1290 VT Micro Cap Portfolio, 1290 VT Small Cap Value Portfolio, EQ/Global Equity Managed Volatility Portfolio, EQ/International Core Managed Volatility Portfolio, EQ/International Value Managed Volatility Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, EQ/Large Cap Growth Managed Volatility Portfolio, EQ/Large Cap Value Managed Volatility Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, EQ/Franklin Balanced Managed Volatility Portfolio, EQ/Franklin Small Cap Value Managed Volatility Portfolio, EQ/Morgan Stanley Small Cap Growth Portfolio, EQ/ClearBridge Select Equity Managed Volatility Portfolio, EQ/Emerging Markets Equity PLUS Portfolio, EQ/Global Bond PLUS Portfolio, EQ/Quality Bond PLUS Portfolio, Multimanager Aggressive Equity Portfolio, Multimanager Core Bond Portfolio and Multimanager Technology Portfolio may utilize multiple Sub-Advisers (each, a “Multiadviser Portfolio” and together, the “Multiadviser Portfolios”). Each of the Sub-Advisers independently chooses and maintains a portfolio of securities for the Multiadviser Portfolio and each is responsible for investing a specific allocated portion of the Multiadviser Portfolio’s assets. Because each Sub-Adviser will invest its

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December 31, 2020

allocated portion of the Multiadviser Portfolio independently from the other Sub-Advisers, the same security may be held in different portions of the Multiadviser Portfolio, or may be acquired for one portion of the Multiadviser Portfolio at a time when the Sub-Adviser of another portion deems it appropriate to dispose of the security. Similarly, under some market conditions, one Sub-Adviser may believe that temporary defensive investments in short-term instruments or cash are appropriate when the other Sub-Adviser believes continued exposure to the equity or fixed income markets is appropriate for their allocated portions of the Multiadviser Portfolio. Because each Sub-Adviser is responsible for the trading for its own portion of the Multiadviser Portfolio, and does not aggregate its transactions with those of the other Sub-Adviser, the Multiadviser Portfolio may incur higher brokerage costs, and may have higher portfolio turnover, than would be the case if a single Sub-Adviser were managing the entire Multiadviser Portfolio.

The Trust issues three classes of shares, Class IA, Class IB and Class K, as shown in the respective Portfolio’s Statement of Assets and Liabilities. The Class IA and Class IB shares are subject to distribution fees imposed under distribution plans (“Distribution Plans”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple class distribution system, all three classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the applicable Distribution Plan. The Trust’s shares are currently sold only to insurance company separate accounts in connection with variable life insurance contracts and variable annuity certificates and contracts issued by Equitable Financial, Equitable Financial Life and Annuity Company and other affiliated or unaffiliated insurance companies, and to the Equitable 401(k) Plan. Shares also may be sold to other tax-qualified retirement plans, to other series of the Trust and to series of EQ Premier VIP Trust, a separate registered investment company managed by EIM.

EIM contributed seed capital at the Portfolios’ commencement of operations as listed below:

Portfolios:	Commencement Date	Class	Seed Capital
1290 VT Moderate Growth Allocation	2/1/2019	Class IB	$100,000
1290 VT Moderate Growth Allocation	2/1/2019	Class K	4,900,000
EQ/American Century Mid Cap Value Portfolio	6/8/2020	Class K	100
EQ/American Century Moderate Growth Allocation	2/1/2019	Class IB	100,000
EQ/American Century Moderate Growth Allocation	2/1/2019	Class K	9,900,000
EQ/AXA Investment Managers Moderate Allocation	2/1/2019	Class IB	100,000
EQ/AXA Investment Managers Moderate Allocation	2/1/2019	Class K	9,900,000
EQ/First Trust Moderate Growth Allocation	2/1/2019	Class IB	100,000
EQ/First Trust Moderate Growth Allocation	2/1/2019	Class K	9,900,000
EQ/Goldman Sachs Growth Allocation	2/1/2019	Class IB	100,000
EQ/Goldman Sachs Growth Allocation	2/1/2019	Class K	9,900,000
EQ/Invesco Moderate Growth Allocation	2/1/2019	Class IB	100,000
EQ/Invesco Moderate Growth Allocation	2/1/2019	Class K	9,900,000
EQ/Legg Mason Growth Allocation	2/1/2019	Class IB	100,000
EQ/Legg Mason Growth Allocation	2/1/2019	Class K	9,900,000

The investment objectives of each Portfolio are as follows:

EQ/All Asset Growth Allocation Portfolio — Seeks long-term capital appreciation and current income.

EQ/Ultra Conservative Strategy Portfolio — Seeks current income.

EQ/Conservative Strategy Portfolio — Seeks a high level of current income.

EQ/Conservative Growth Strategy Portfolio — Seeks current income and growth of capital, with greater emphasis on current income.

EQ/Balanced Strategy Portfolio — Seeks long-term capital appreciation and current income.

EQ/Moderate Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on current income.

EQ/Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

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EQ/Aggressive Growth Strategy Portfolio — Seeks long-term capital appreciation and current income, with a greater emphasis on capital appreciation.

1290 VT Energy Portfolio — Seeks long-term capital appreciation.

1290 VT Low Volatility Global Equity Portfolio — Seeks long-term capital appreciation with lower absolute volatility than the broad equity markets.

1290 VT Moderate Growth Allocation Portfolio — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility.

1290 VT Multi-Alternative Strategies Portfolio — Seeks long-term growth of capital.

1290 VT Convertible Securities Portfolio (sub-advised by Palisade Capital Management, L.L.C.) — Seeks a high level of total return.

1290 VT DoubleLine Dynamic Allocation Portfolio (sub-advised by DoubleLine Capital LP (“DoubleLine”)) — Seeks to achieve total return from long-term capital appreciation and income.

1290 VT DoubleLine Opportunistic Bond Portfolio (sub-advised by DoubleLine) — Seeks to maximize current income and total return.

1290 VT Equity Income Portfolio (sub-advised by Barrow, Hanley, Mewhinney & Strauss, LLC) — Seeks a combination of growth and income to achieve an above-average and consistent total return.

1290 VT GAMCO Mergers & Acquisitions Portfolio (sub-advised by GAMCO Asset Management, Inc. (“GAMCO”)) — Seeks to achieve capital appreciation.

1290 VT GAMCO Small Company Value Portfolio (sub-advised by GAMCO) — Seeks to maximize capital appreciation.

1290 VT High Yield Bond Portfolio (sub-advised by AXA Investment Managers, Inc. (“AXA IM”) and Post Advisory Group, LLC) — Seeks to maximize current income.

1290 VT Micro Cap Portfolio (sub-advised by BlackRock Investment Management, LLC (“BlackRock”) and Lord, Abbett & Co. LLC (“Lord Abbett”)) — Seeks to achieve long-term growth of capital.

1290 VT Natural Resources Portfolio (sub-advised by AllianceBernstein L.P. (“AB”), an affiliate of EIM) — Seeks to achieve long-term growth of capital.

1290 VT Real Estate Portfolio (sub-advised by AB) — Seeks to provide long-term capital appreciation and current income.

1290 VT Small Cap Value Portfolio (sub-advised by BlackRock and Horizon Kinetics Asset Management LLC) — Seeks to achieve long-term growth of capital.

1290 VT SmartBeta Equity Portfolio (sub-advised by AXA Rosenberg Investment Management LLC) — Seeks to achieve long-term capital appreciation.

1290 VT Socially Responsible Portfolio (sub-advised by BlackRock) — Seeks to achieve long term capital appreciation.

ATM Large Cap Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Mid Cap Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM Small Cap Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

ATM International Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

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EQ/500 Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/400 Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/2000 Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/International Managed Volatility Portfolio (sub-advised by AB and BlackRock) — The Portfolio seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/AB Dynamic Aggressive Growth Portfolio (sub-advised by AB) — Seeks to achieve total return from long-term growth of capital and income, with a greater emphasis on growth of capital.

EQ/AB Dynamic Growth Portfolio (sub-advised by AB) — Seeks to achieve total return from long-term growth of capital and income, with a greater emphasis on growth of capital.

EQ/AB Dynamic Moderate Growth Portfolio (sub-advised by AB) — Seeks to achieve total return from long-term growth of capital and income.

EQ/AB Short Duration Government Bond Portfolio (sub-advised by AB) — Seeks to achieve a balance of current income and capital appreciation, consistent with a prudent level of risk.

EQ/AB Small Cap Growth Portfolio (sub-advised by AB) — Seeks to achieve long-term growth of capital.

EQ/American Century Mid Cap Value Portfolio (sub-advised by American Century Investment Management, Inc. (“American Century”)) — Seeks to achieve long-term capital growth. Income is a secondary objective.

EQ/American Century Moderate Growth Allocation Portfolio (sub-advised by American Century) — Seeks long-term capital appreciation while managing portfolio volatility.

EQ/AXA Investment Managers Moderate Allocation Portfolio (sub-advised by AXA IM) — Seeks long-term total return while managing portfolio volatility.

EQ/BlackRock Basic Value Equity Portfolio (sub-advised by BlackRock) — Seeks to achieve capital appreciation and secondarily, income.

EQ/Capital Group Research Portfolio (formerly, EQ/Capital Guardian Research Portfolio) (sub-advised by Capital International, Inc. (“Capital International”)) — Seeks to achieve long-term growth of capital.

EQ/ClearBridge Large Cap Growth Portfolio (sub-advised by ClearBridge Investments, LLC (“ClearBridge”)) — Seeks to achieve long-term capital growth.

EQ/ClearBridge Select Equity Managed Volatility Portfolio (sub-advised by BlackRock and ClearBridge) — Seeks to achieve capital appreciation, which may occasionally be short-term, with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Common Stock Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 3000® Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000® Index.

EQ/Core Bond Index Portfolio (sub-advised by SSGA Funds Management, Inc. (“SSGA FM”)) — Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (“Intermediate Government Credit Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Credit Index.

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EQ/Emerging Markets Equity PLUS Portfolio (sub-advised by AB and EARNEST Partners, LLC (“EARNEST”)) — Seeks to achieve long-term growth of capital.

EQ/Equity 500 Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s 500® Composite Stock Index (“S&P 500® Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P 500® Index.

EQ/Fidelity Institutional AM® Large Cap Portfolio (sub-advised by FIAM LLC) — Seeks to achieve long-term capital appreciation.

EQ/First Trust Moderate Growth Allocation Portfolio (sub-advised by First Trust Advisors L.P.) — Seeks long-term total return while managing portfolio volatility.

EQ/Franklin Balanced Managed Volatility Portfolio (sub-advised by BlackRock and Franklin Advisers, Inc. (“Franklin Advisers”)) — Seeks to maximize income while maintaining prospects for capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Franklin Rising Dividends Portfolio (sub-advised by Franklin Advisers) — Seeks to achieve long-term capital appreciation. Preservation of capital, while not a goal, is also an important consideration.

EQ/Franklin Small Cap Value Managed Volatility Portfolio (sub-advised by BlackRock and Franklin Mutual Advisers, LLC (“Franklin Mutual”)) — Seeks to achieve long-term total return with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Franklin Strategic Income Portfolio (sub-advised by Franklin Advisers) — Seeks a high level of current income. A secondary goal is long-term capital appreciation.

EQ/Global Bond PLUS Portfolio (sub-advised by BlackRock and Wells Fargo Asset Management (International) Limited and Wells Capital Management, Inc.) — Seeks to achieve capital growth and current income.

EQ/Global Equity Managed Volatility Portfolio (sub-advised by BlackRock, Morgan Stanley Investment Management, Inc. (“MSIM”) and Invesco Advisers, Inc. (“Invesco”) — Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Goldman Sachs Growth Allocation Portfolio (sub-advised by Goldman Sachs Asset Management, L.P. (“GSAM”)) — Seeks to achieve long term capital appreciation under normal market conditions, while focusing on the preservation of capital in distressed market environments.

EQ/Goldman Sachs Mid Cap Value Portfolio (sub-advised by GSAM) — Seeks to achieve long term capital appreciation.

EQ/Goldman Sachs Moderate Growth Allocation Portfolio (sub-advised by GSAM) — Seeks to achieve long-term capital appreciation under normal market conditions, while focusing on the preservation of capital in distressed market environments.

EQ/Intermediate Government Bond Portfolio (sub-advised by SSGA FM) — Seeks to achieve a total return before expenses that approximates the total return performance of the Bloomberg Barclays U.S. Intermediate Government Bond Index (“Intermediate Government Bond Index”), including reinvestment of dividends, at a risk level consistent with that of the Intermediate Government Bond Index.

EQ/International Core Managed Volatility Portfolio (sub-advised by BlackRock, EARNEST, Federated Global Investment Management Corp. and Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”)) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

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EQ/International Equity Index Portfolio (sub-advised by AB) — Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EuroSTOXX 50® Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.

EQ/International Value Managed Volatility Portfolio (sub-advised by BlackRock and Harris Associates LP) — Seeks to provide current income and long-term growth of income, accompanied by growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Invesco Comstock Portfolio (sub-advised by Invesco) — Seeks to achieve capital growth and income.

EQ/Invesco Global Portfolio (formerly, EQ/Oppenheimer Global Portfolio) (sub-advised by Invesco) — Seeks to achieve capital appreciation.

EQ/Invesco Global Real Estate Portfolio (sub-advised by Invesco) — Seeks to achieve total return through growth of capital and current income.

EQ/Invesco International Growth Portfolio (sub-advised by Invesco) — Seeks to achieve long term growth of capital.

EQ/Invesco Moderate Allocation Portfolio (sub-advised by Invesco) — Seeks long-term capital appreciation while managing portfolio volatility.

EQ/Invesco Moderate Growth Allocation Portfolio (sub-advised by Invesco) — Seeks long-term capital appreciation while managing portfolio volatility.

EQ/Janus Enterprise Portfolio (sub-advised by Janus Capital Management LLC) — Seeks to achieve capital growth.

EQ/JPMorgan Growth Allocation Portfolio (sub-advised by J.P. Morgan Investment Management, Inc. (“JPMorgan”)) — Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/JPMorgan Value Opportunities Portfolio (sub-advised by JPMorgan) — Seeks to achieve long-term capital appreciation.

EQ/Large Cap Core Managed Volatility Portfolio (sub-advised by BlackRock, Capital International, GQG Partners LLC and Vaughan Nelson Investment Management) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio. On July 1, 2020, GQG Partners LLC replaced Thornburg Investment Management, Inc. as Sub-Adviser to the Portfolio.

EQ/Large Cap Growth Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Growth Index, including reinvestment of dividends, at a risk level consistent with the Russell 1000® Growth Index.

EQ/Large Cap Growth Managed Volatility Portfolio (sub-advised by BlackRock, HS Management Partners, LLC, Loomis, Sayles & Company, L.P. (“Loomis Sayles”), Polen Capital Management, LLC and T. Rowe Price Associates, Inc. (“T. Rowe Price”)) — Seeks to provide long-term capital growth with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Large Cap Value Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Russell 1000® Value Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 1000® Value Index.

EQ/Large Cap Value Managed Volatility Portfolio (sub-advised by AB, BlackRock and MFS) — Seeks to achieve long-term growth of capital with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

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EQ/Lazard Emerging Markets Equity Portfolio (sub-advised by Lazard Asset Management LLC) — Seeks to achieve long-term capital appreciation.

EQ/Legg Mason Growth Allocation Portfolio (sub-advised by QS Investors, LLC (“QS Investors”)) — Seeks long-term capital appreciation while managing portfolio volatility.

EQ/Legg Mason Moderate Allocation Portfolio (sub-advised by QS Investors) — Seeks long term capital appreciation while managing portfolio volatility.

EQ/Loomis Sayles Growth Portfolio (sub-advised by Loomis Sayles) — Seeks to achieve capital appreciation.

EQ/MFS International Growth Portfolio (sub-advised by MFS) — Seeks to achieve capital appreciation.

EQ/MFS International Intrinsic Value Portfolio (formerly, EQ/MFS International Value Portfolio) (sub-advised by MFS) — Seeks to achieve capital appreciation.

EQ/MFS Mid Cap Focused Growth Portfolio (sub-advised by MFS) — Seeks to provide growth of capital.

EQ/MFS Technology Portfolio (sub-advised by MFS) — Seeks to achieve capital appreciation.

EQ/MFS Utilities Series Portfolio (sub-advised by MFS) — Seeks to achieve total return.

EQ/Mid Cap Index Portfolio (sub-advised by AB) — Seeks to achieve a total return before expenses that approximates the total return performance of the Standard & Poor’s MidCap 400® Index (“S&P MidCap 400® Index”), including reinvestment of dividends, at a risk level consistent with that of the S&P MidCap 400® Index.

EQ/Mid Cap Value Managed Volatility Portfolio (sub-advised by BlackRock, Diamond Hill Capital Management, Inc. (“Diamond Hill”) and Wellington Management Company, LLP (“Wellington”)) — Seeks to achieve long-term capital appreciation with an emphasis on risk-adjusted returns and managing volatility in the Portfolio.

EQ/Money Market Portfolio (sub-advised by BNY Mellon Investment Adviser, Inc.) — Seeks to obtain a high level of current income, preserve its assets and maintain liquidity.

EQ/Morgan Stanley Small Cap Growth Portfolio (sub-advised by BlackRock and MSIM) — Seeks to achieve long-term growth of capital.

EQ/PIMCO Global Real Return Portfolio (sub-advised by Pacific Investment Management Company LLC (“PIMCO”)) — Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.

EQ/PIMCO Real Return Portfolio (sub-advised by PIMCO) — Seeks to achieve maximum real return, consistent with preservation of capital and prudent investment management.

EQ/PIMCO Total Return Portfolio (sub-advised by PIMCO) — Seeks to achieve maximum total return, consistent with preservation of capital and prudent investment management.

EQ/PIMCO Ultra Short Bond Portfolio (sub-advised by PIMCO) — Seeks to generate a return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.

EQ/Quality Bond PLUS Portfolio (sub-advised by AB and PIMCO) — Seeks to achieve high current income consistent with moderate risk to capital.

EQ/Small Company Index Portfolio (sub-advised by AB) — Seeks to replicate as closely as possible (before expenses) the total return of the Russell 2000® Index.

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EQ/T. Rowe Price Growth Stock Portfolio (sub-advised by T. Rowe Price) — Seeks to achieve long-term capital appreciation and secondarily, income.

EQ/T. Rowe Price Health Sciences Portfolio (sub-advised by T. Rowe Price) — Seeks to achieve long-term capital appreciation.

EQ/Wellington Energy Portfolio (sub-advised by Wellington) — Seeks to provide capital growth and appreciation.

Multimanager Aggressive Equity Portfolio (sub-advised by AB, ClearBridge, 1832 Asset Management U.S. Inc., T. Rowe Price and Westfield Capital Management Company, L.P.) — Seeks to achieve long-term growth of capital.

Multimanager Core Bond Portfolio (sub-advised by BlackRock Financial Management, Inc., DoubleLine, PIMCO and SSGA FM) — Seeks to achieve a balance of high current income and capital appreciation, consistent with a prudent level of risk.

Multimanager Technology Portfolio (sub-advised by AB, Allianz Global Investors U.S. LLC and Wellington) — Seeks to achieve long-term growth of capital.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The Portfolios are investment companies and, accordingly, follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. GAAP.

Valuation:

Equity securities (including securities issued by ETFs) listed on national securities exchanges are generally valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. Other unlisted stocks are generally valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Corporate and municipal bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing services may utilize many inputs that are observable in making evaluations which may include, but are not limited to, trading activity for similar securities, issuer details, yields, default rates, credit spreads, quoted prices and any developments related to the specific securities. However, when such prices are not available, such bonds and notes are generally valued at a bid price estimated by a broker.

Convertible preferred stocks listed on national securities exchanges are generally valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are generally valued using prices obtained from a pricing service for such investments or, if a pricing service price is not available, at bid prices obtained from one or more of the major dealers in such bonds or stocks. Where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are generally valued at evaluated prices obtained from a pricing service where available, or at a bid price obtained from one or more of the

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major dealers in such securities. The pricing service may utilize data such as issuer type, coupon, cash flows, collateral performance, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date and the convertibility of the bond in making evaluations. If a quoted price is unavailable, an equivalent yield or yield spread quotes may be obtained from a broker and converted to a price.

Options that are traded on an exchange are generally valued at their last sale price or official closing price on the date of valuation. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are generally valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker-dealers, yield curves and the spread over comparable U.S. Treasury issues in making evaluations.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipts (“ADR”) or similar form, are generally valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end investment companies (other than ETFs) held by a Portfolio are generally valued at the net asset value (“NAV”) of the shares of such funds as described in the underlying funds’ prospectuses.

Futures contracts are generally valued at their last settlement price or, if there is no sale, at the latest available bid price.

Forward foreign currency contracts are generally valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency rates gathered from leading market makers and foreign currency trading centers throughout the world in making evaluations. Forward foreign currency contracts may be settled with the counterparty in U.S. dollars without the delivery of foreign currency.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Committee, generally based upon recommendations provided by a Portfolio’s sub-adviser.

If market quotations are not readily available for a security or other financial instrument, such security and instrument shall be referred to the Trust’s Valuation Committee (“Committee”), which will value the asset in good faith pursuant to procedures (“Pricing Procedures”) adopted by the Board of Trustees of the Trust (the “Board”).

The Board is responsible for ensuring that appropriate valuation methods are used to price securities for the Trust’s Portfolios. The Board has delegated the responsibility of calculating the NAVs of each of the Trust’s Portfolios and classes pursuant to these Pricing Procedures to the Trust’s administrator, EIM (in its capacity as administrator, the “Administrator”). The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub-Administrator”), which assists in performing certain of the duties described herein. The Committee, established by the Board, determines the value of the Trust’s securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided in accordance with procedures adopted by the Board. The Committee is comprised of senior employees from EIM.

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Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of the Trust’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Portfolio’s assets and liabilities carried at fair value as of December 31, 2020, is included in the Portfolio of Investments for each Portfolio. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level.

Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Portfolio, if any. Transfers between levels may be due to a decline, or an increase, in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

The inputs or methodology used to value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to value Level 3 securities. As part of a review, the Committee would consider obtaining updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Secretary of the Committee may perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Portfolio’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

All securities held in the EQ/Money Market Portfolio are valued at amortized cost provided that certain conditions are met, including that the Board continues to believe that the amortized cost valuation method fairly reflects the market-based NAV per share of the Portfolio. The EQ/Money Market Portfolio seeks to maintain a constant NAV per share of $1.00, but there can be no assurance that it will be able to do so.

Pursuant to procedures approved by the Board, events or circumstances affecting the values of Portfolio securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust’s calculation of a NAV for each applicable Portfolio when the Committee deems that the particular event or circumstance would materially affect such Portfolio’s NAV.

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Security Transactions and Investment Income:

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding taxes) and distributions to shareholders are recorded on the ex-dividend date, except that certain dividends from foreign securities, if any, are recognized as soon as the Portfolio is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily. The Trust records paydown gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income.

The Portfolios record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Those classified as short-term gain distributions are reflected as such for book but as ordinary income for tax. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolios adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities, if any, is presented net of deferred taxes on unrealized appreciation in the Statements of Assets and Liabilities.

Capital Gains Taxes:

Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. These Portfolios have recorded a deferred tax liability with respect to unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at December 31, 2020. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities for the Portfolios. The amounts related to capital gain taxes for securities that have been sold are included in the net realized gain (loss) on investments in the Statements of Operations for the Portfolios.

Allocation of Expenses and Income:

Expenses attributable to a single Portfolio or class are charged to that Portfolio or class. Expenses of the Trust not attributable to a single Portfolio or class are charged to each Portfolio or class in proportion to the average net assets of each Portfolio or other appropriate allocation methods.

All income earned and expenses incurred by each Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the daily net assets of such class, except for distribution fees which are charged on a class specific basis.

Offering costs incurred in connection with the offering of shares of a Portfolio will be amortized and recorded as an expense on a straight line basis over 12 months from the date of the Portfolio’s commencement of public offering of shares. Amortized offering costs are disclosed in the Statement of Operations.

Offering costs incurred during the year ended December 31, 2019 by the Portfolios shown below were:

Portfolios:	Amounts
1290 VT Moderate Growth Allocation	$17,992
EQ/American Century Moderate Growth Allocation	18,477
EQ/AXA Investment Managers Moderate Allocation	18,477
EQ/First Trust Moderate Growth Allocation	18,477
EQ/Goldman Sachs Growth Allocation	18,477
EQ/Invesco Moderate Growth Allocation	18,477
EQ/Legg Mason Growth Allocation	18,477

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Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) Market value of investment securities, other assets and liabilities — at the valuation date.

(ii) Purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Portfolio’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

Taxes:

Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal, state and local income tax provisions are required.

The Portfolios are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Portfolios’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2020, the Portfolios did not incur any interest or penalties. Each of the tax years in the four-year period ended December 31, 2020 remains subject to examination by the Internal Revenue Service, state and local taxing authorities.

Dividends from net investment income, if any, are declared and distributed at least annually for all Portfolios (EQ/Money Market declares and distributes daily and Multimanager Core Bond declares and distributes monthly). Dividends from net realized short-term and long-term capital gains are declared and distributed at least annually to the shareholders of a Portfolio to which such gains are attributable. All dividends are reinvested in additional full and fractional shares of the related Portfolios. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Those differences which are significant to the Portfolios are primarily due to capital loss carryforwards (1290 VT Moderate Growth Allocation, 1290 VT Multi-Alternative Strategies, 1290 VT Equity Income, 1290 VT GAMCO Mergers & Acquisitions, 1290 VT High Yield Bond, 1290 VT Natural Resources, 1290 VT Small Cap Value, EQ/AB Short Duration Government Bond, EQ/American Century Mid Cap Value, EQ/AXA Investment Managers Moderate Allocation, EQ/Franklin Rising Dividends, EQ/International Equity Index, EQ/Invesco Comstock, EQ/Invesco Global Real Estate, EQ/Invesco International Growth, EQ/Lazard Emerging Markets Equity, EQ/Legg Mason Growth Allocation, EQ/PIMCO Ultra Short Bond, and EQ/Wellington Energy), post-October loss deferrals (1290 VT Natural Resources, EQ/MFS Utilities Series, EQ/PIMCO Global Real Return, EQ/PIMCO Real Return, EQ/PIMCO Total Return and EQ/Wellington Energy), partnership basis adjustments (1290 VT Multi-Alternative Strategies, 1290 VT Small Cap Value, and EQ/MFS Utilities Series), investment in passive

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foreign investment companies (1290 VT Real Estate, ATM International Managed Volatility, EQ/International Equity Index, EQ/Invesco Global Real Estate, and EQ/Invesco International Growth), deferral of losses on offsetting positions (ATM Large Cap Managed Volatility, ATM Mid Cap Managed Volatility, ATM Small Cap Managed Volatility, ATM International Managed Volatility, EQ/500 Managed Volatility, EQ/400 Managed Volatility, EQ/2000 Managed Volatility, EQ/International Managed Volatility, EQ/AB Dynamic Aggressive Growth, EQ/AB Dynamic Growth, EQ/AB Dynamic Moderate Growth, EQ/ClearBridge Select Equity Managed Volatility, EQ/First Trust Moderate Growth Allocation, EQ/Franklin Balanced Managed Volatility, EQ/Franklin Small Cap Value Managed Volatility, EQ/Global Bond PLUS, EQ/Global Equity Managed Volatility, EQ/Goldman Sachs Growth Allocation, EQ/Goldman Sachs Moderate Growth Allocation, EQ/International Core Managed Volatility, EQ/International Value Managed Volatility, EQ/Invesco Moderate Allocation, EQ/Invesco Moderate Growth Allocation, EQ/Large Cap Core Managed Volatility, EQ/Large Cap Growth Managed Volatility, EQ/Large Cap Value Managed Volatility, EQ/Legg Mason Growth Allocation, EQ/Legg Mason Moderate Allocation, EQ/Mid Cap Value Managed Volatility, EQ/PIMCO Global Real Return, EQ/PIMCO Real Return, EQ/PIMCO Total Return, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, and Multimanager Core Bond), wash sale loss deferrals (1290 VT Energy, 1290 VT Moderate Growth Allocation, 1290 VT Micro Cap, 1290 VT Natural Resources, 1290 VT Real Estate, EQ/First Trust Moderate Growth Allocation, EQ/International Core Managed Volatility, EQ/Large Cap Value Managed Volatility, EQ/Mid Cap Value Managed Volatility, and Multimanager Technology), mark to market of derivative instruments (EQ/AB Dynamic Aggressive Growth, EQ/Emerging Markets Equity PLUS, EQ/Invesco Moderate Growth Allocation, EQ/JPMorgan Growth Allocation, EQ/MFS Utilities Series, and EQ/PIMCO Global Real Return) and commodity holdings through an underlying ETF (EQ/All Asset Growth Allocation). In addition, short-term capital gains and foreign currency gains are treated as capital gains for U.S. GAAP purposes but are considered ordinary income for tax purposes. The tax character of distributions for the years ended December 31, 2020 and December 31, 2019 and the tax composition of undistributed ordinary income and undistributed long term gains at December 31, 2020 are presented in the following table:

	Year Ended December 31, 2020		As of December 31, 2020		Year Ended December 31, 2019
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains
EQ/All Asset Growth Allocation	$7,620,685	$14,136,723	$4,143,994	$50,672,868	$5,791,986	$12,322,680
EQ/Ultra Conservative Strategy	43,379,926	3,140,699	6,029,559	7,845,244	12,918,242	1,149,729
EQ/Conservative Strategy	15,669,191	5,325,906	553,699	9,965,133	11,818,315	3,885,825
EQ/Conservative Growth Strategy	26,843,122	34,674,092	276,230	34,188,786	25,109,011	18,017,362
EQ/Balanced Strategy	64,228,167	98,186,123	518,217	89,407,937	58,336,731	57,726,871
EQ/Moderate Growth Strategy	136,053,015	266,573,262	1,312,188	208,369,926	114,575,696	157,640,036
EQ/Growth Strategy	115,496,034	173,683,753	907,177	167,082,192	86,119,867	93,252,547
EQ/Aggressive Growth Strategy	119,256,958	99,380,031	5,991,934	179,226,064	63,088,335	61,289,668
1290 VT Energy	556,163	—	25,775	—	128,364	—
1290 VT Low Volatility Global Equity	368,661	38,911	—	—	377,761	12,689
1290 VT Moderate Growth Allocation	461,262	—	—	—	479,241	—
1290 VT Multi-Alternative Strategies	47,889	—	—	—	122,632	—
1290 VT Convertible Securities	728,536	1,301,980	256,977	593,716	798,817	656,142
1290 VT DoubleLine Dynamic Allocation	2,593,257	275,654	864,210	33,832	2,473,051	192,687
1290 VT DoubleLine Opportunistic Bond	14,555,576	1,143,671	26,177	494,753	14,084,886	—
1290 VT Equity Income	9,950,246	947,217	—	—	12,603,376	6,821,611
1290 VT GAMCO Mergers & Acquisitions	387,150	—	—	—	9,118,105	70,458
1290 VT GAMCO Small Company Value	21,050,421	71,705,867	—	40,775,905	19,048,221	81,691,135
1290 VT High Yield Bond	10,420,911	—	—	—	11,004,518	—
1290 VT Micro Cap	13,685,413	10,010,141	4,359,744	5,623,650	545,678	14,497,639
1290 VT Natural Resources	536,996	—	—	—	1,044,485	—

1587

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

	Year Ended December 31, 2020		As of December 31, 2020		Year Ended December 31, 2019
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains
1290 VT Real Estate	$464,862	$—	$71,219	$—	$1,420,649	$152,822
1290 VT Small Cap Value	5,005,653	—	65,807	—	1,889,261	11,991,409
1290 VT SmartBeta Equity	3,417,186	236,690	2,992,799	83,997	447,010	349,729
1290 VT Socially Responsible	1,730,124	6,020,777	6,753	386,942	1,485,926	2,791,280
ATM Large Cap Managed Volatility	111,604,628	416,312,135	8,249,037	80,831,710	65,150,183	229,322,750
ATM Mid Cap Managed Volatility	11,065,111	17,692,828	2,167,316	2,641,825	3,108,028	5,869,829
ATM Small Cap Managed Volatility	47,599,980	57,053,474	20,073,589	21,240,889	19,782,486	43,766,867
ATM International Managed Volatility	60,146,717	—	17,109,556	15,686,950	53,253,094	5,252,286
EQ/500 Managed Volatility	260,969,240	627,122,821	22,756,113	193,321,456	179,149,273	138,353,465
EQ/400 Managed Volatility	22,784,789	37,338,352	5,274,631	7,565,275	6,152,280	17,785,229
EQ/2000 Managed Volatility	104,341,903	136,366,534	63,681,628	73,326,576	58,395,624	132,801,756
EQ/International Managed Volatility	51,276,639	76,700	36,940,227	—	61,626,090	1,917,734
EQ/AB Dynamic Aggressive Growth	2,457,178	1,141,905	528,994	—	1,791,704	2,110,529
EQ/AB Dynamic Growth	10,807,909	1,484,331	4,158,294	2,224,962	6,252,708	5,306,617
EQ/AB Dynamic Moderate Growth	199,872,013	45,823,861	—	12,579,070	51,661,003	49,112,148
EQ/AB Short Duration Government Bond	17,370,076	—	162,164	—	29,641,586	—
EQ/AB Small Cap Growth	58,068,663	226,077,020	27,180,570	53,669,706	3,022,997	177,007,285
EQ/American Century Mid Cap Value	5,889,461	917,339	—	—	5,620,059	255,568
EQ/American Century Moderate Growth Allocation	573,653	—	—	—	484,295	—
EQ/AXA Investment Managers Moderate Allocation	283,054	—	—	—	290,689	—
EQ/BlackRock Basic Value Equity	61,970,524	78,850,296	18,814,221	6,512,172	31,641,890	75,796,114
EQ/Capital Group Research	2,868,774	28,118,953	2,040,916	477,004	2,346,134	46,727,367
EQ/ClearBridge Large Cap Growth	636,684	34,065,565	784,541	4,433,830	884,270	22,641,850
EQ/ClearBridge Select Equity Managed Volatility	3,595,982	13,350,955	2,331,117	2,458,488	1,217,039	2,399,633
EQ/Common Stock Index	66,756,382	313,766,330	3,648,769	83,294,497	82,735,442	259,451,617
EQ/Core Bond Index	159,626,419	21,684,006	415,078	8,125,979	159,280,903	—
EQ/Emerging Markets Equity PLUS	965,032	725,936	927,312	932,144	1,086,949	—
EQ/Equity 500 Index	88,325,626	140,832,941	3,824,114	71,661,896	98,560,073	114,101,967
EQ/Fidelity Institutional AM® Large Cap	19,109,392	20,772,344	14,720,298	8,227,455	6,782,872	—
EQ/First Trust Moderate Growth Allocation	580,105	11,801	630,225	251,150	509,133	4,192
EQ/Franklin Balanced Managed Volatility	18,433,724	35,581,017	—	19,237,045	32,129,811	18,310,220
EQ/Franklin Rising Dividends	1,769,977	—	23,341	—	2,488,504	—
EQ/Franklin Small Cap Value Managed Volatility	12,964,034	8,364,951	7,550,451	6,423,225	5,894,667	14,491,610
EQ/Franklin Strategic Income	3,315,701	—	82,909	—	5,788,660	449,106
EQ/Global Bond PLUS	8,133,712	1,438,181	1,896,635	464,050	4,440,334	—
EQ/Global Equity Managed Volatility	27,791,353	95,274,048	14,266,360	38,162,915	29,789,616	54,530,449
EQ/Goldman Sachs Growth Allocation	1,691,988	639,800	3,662,991	3,786,676	1,273,394	396,840
EQ/Goldman Sachs Mid Cap Value	1,039,094	64,004	—	—	2,057,567	298,826
EQ/Goldman Sachs Moderate Growth Allocation	6,417,145	4,849,072	23,213,103	11,283,096	34,948,680	15,177,715
EQ/Intermediate Government Bond	116,024,359	28,974,113	842,510	14,383,609	133,259,303	—
EQ/International Core Managed Volatility	26,365,103	22,198,590	15,252,373	18,058,019	34,225,685	23,055,941
EQ/International Equity Index	28,349,860	3,185,134	3,372,174	—	44,797,218	—
EQ/International Value Managed Volatility	23,503,522	3,573,820	12,450,439	—	24,757,801	20,086,735

1588

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

	Year Ended December 31, 2020		As of December 31, 2020		Year Ended December 31, 2019
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains
EQ/Invesco Comstock	$4,198,293	$1,057,771	$15,369	$—	$4,685,452	$9,995,665
EQ/Invesco Global	1,115	1,952	—	892,628	1,082,056	—
EQ/Invesco Global Real Estate	4,692,277	566,993	588,048	—	18,362,654	1,095,204
EQ/Invesco International Growth	1,502,774	—	1,006,609	—	6,247,926	—
EQ/Invesco Moderate Allocation	8,380,500	7,203,446	5,010,692	5,394,418	2,928,573	—
EQ/Invesco Moderate Growth Allocation	2,192,972	1,204,588	1,557,126	2,203,336	1,178,081	161,253
EQ/Janus Enterprise	22,028,225	124,852,818	6,225,389	21,274,186	1,921,019	64,506,879
EQ/JPMorgan Growth Allocation	2,139,655	2,064,647	5,063,413	6,810,368	2,121,345	1,893,272
EQ/JPMorgan Value Opportunities	16,438,576	3,168,618	—	2,740,351	8,382,534	8,061,853
EQ/Large Cap Core Managed Volatility	67,388,596	209,316,740	3,194,274	55,271,874	38,961,015	146,100,175
EQ/Large Cap Growth Index	5,514,877	117,594,819	1,663,843	4,099,539	9,447,404	107,256,184
EQ/Large Cap Growth Managed Volatility	123,349,933	630,613,391	23,194,075	87,711,506	89,416,697	317,476,785
EQ/Large Cap Value Index	13,933,371	5,026,751	275,535	1,149,936	15,501,839	35,260,423
EQ/Large Cap Value Managed Volatility	139,207,441	158,284,106	21,069,807	30,733,891	116,547,539	227,538,067
EQ/Lazard Emerging Markets Equity	6,438,263	1,277,580	1,271,487	—	14,034,590	356,970
EQ/Legg Mason Growth Allocation	556,000	—	—	—	490,284	—
EQ/Legg Mason Moderate Allocation	1,991,437	3,828	5,348,278	4,887,719	3,401,926	10,197,777
EQ/Loomis Sayles Growth	174,958	65,452,023	3,190,709	28,447,663	993,570	35,272,189
EQ/MFS International Growth	16,985,931	94,960,980	2,866,714	37,718,864	18,498,949	36,051,608
EQ/MFS International Intrinsic Value	3,716,151	9,408,495	1,076,840	7,900,197	8,646,639	—
EQ/MFS Mid Cap Focused Growth	14,674,575	31,771,330	—	—	975,910	335,401
EQ/MFS Technology	5,465,186	7,978,521	5,420,362	4,752,472	—	—
EQ/MFS Utilities Series	3,430,165	3,131,067	—	—	4,948,659	864,333
EQ/Mid Cap Index	25,942,087	98,781,232	1,455,087	12,556,143	18,896,915	80,773,388
EQ/Mid Cap Value Managed Volatility	29,047,047	46,245,539	13,622,920	26,087,419	25,003,694	103,023,348
EQ/Money Market	2,489,972	1,500	5,003	—	18,091,250	—
EQ/Morgan Stanley Small Cap Growth	42,581,840	48,032,754	49,351,324	13,193,403	9,820,508	27,989,706
EQ/PIMCO Global Real Return	1,230,121	—	5,428,596	—	3,789,498	—
EQ/PIMCO Real Return	4,563,257	—	31,261	—	2,429,733	—
EQ/PIMCO Total Return	17,111,931	—	1,029,075	—	12,483,460	—
EQ/PIMCO Ultra Short Bond	13,472,357	—	4,073	—	33,505,855	—
EQ/Quality Bond PLUS	48,146,685	7,908,662		2,500,888	26,405,386	—
EQ/Small Company Index	16,904,793	40,065,221	2,656,250	6,457,893	12,590,409	70,703,965
EQ/T Rowe Price Growth Stock	10,768,353	51,884,118	20,752,692	7,111,566	—	38,356,853
EQ/T Rowe Price Health Sciences	—	4,177,001	—	1,654,582	—	—
EQ/Wellington Energy	1,817,879	—	—	—	260,638	—
Multimanager Aggressive Equity	58,371,990	84,673,243	15,176,243	9,470,805	29,925,303	85,969,589
Multimanager Core Bond	36,503,224	2,156,304	—	805,827	26,319,874	—
Multimanager Technology	35,860,223	237,408,926	19,418,951	35,872,120	—	111,243,073

The following Portfolios had a Return of Capital during the year ended December 31, 2020:

Portfolios:	Return of Capital
1290 VT Equity Income	$349,706
1290 VT Low Volatility Global Equity	69,502
1290 VT Multi-Alternative Strategies	3,767
EQ/American Century Mid Cap Value	274,210
EQ/Goldman Sachs Mid Cap Value	115,912
EQ/MFS Utilities Series	413,838
EQ/Wellington Energy	138,138

1589

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

Additionally, the following Portfolios had a Return of Capital during the year ended December 31, 2019:

Portfolios:	Return of Capital
1290 VT GAMCO Mergers & Acquisitions	$2,978,868
1290 VT Real Estate	57,584
1290 VT Small Cap Value	1,057,636
EQ/Small Company Index	863,108
EQ/Wellington Energy	484,221

Permanent book and tax differences resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in-capital at December 31, 2020 as follows:

Portfolios:	Undistributed Net Investment Income (Loss) (a)	Accumulated Net Realized Gain (Loss) (a)	Paid In Capital
EQ/All Asset Growth Allocation	$(1,174,393)	$1,174,393	$—
EQ/Ultra Conservative Strategy	3,966,558	(3,966,558)	—
EQ/Conservative Strategy	4,664,315	(4,664,315)	—
EQ/Conservative Growth Strategy	12,013,132	(12,013,132)	—
EQ/Balanced Strategy	31,818,045	(31,818,045)	—
EQ/Moderate Growth Strategy	72,988,837	(72,988,837)	—
EQ/Growth Strategy	63,133,232	(63,133,232)	—
EQ/Aggressive Growth Strategy	67,716,185	(67,853,333)	137,148
1290 VT Energy	2,693	(1,120)	(1,573)
1290 VT Low Volatility Global Equity	(29)	1,079	(1,050)
1290 VT Moderate Growth Allocation	14,683	(9,143)	(5,540)
1290 VT Multi-Alternative Strategies	14,098	(16,829)	2,731
1290 VT Convertible Securities	125,586	(125,586)	—
1290 VT DoubleLine Dynamic Allocation	43,144	(43,144)	—
1290 VT DoubleLine Opportunistic Bond	761,028	(761,028)	—
1290 VT Equity Income	563,599	(563,599)	—
1290 VT GAMCO Mergers & Acquisitions	387,437	(242,649)	(144,788)
1290 VT GAMCO Small Company Value	1,655,424	(1,655,424)	—
1290 VT High Yield Bond	238,430	(231,416)	(7,014)
1290 VT Micro Cap	14,243	(14,243)	—
1290 VT Natural Resources	(10,854)	11,750	(896)
1290 VT Real Estate	63,028	(46,980)	(16,048)
1290 VT Small Cap Value	234,246	(4,295,281)	4,061,035
1290 VT SmartBeta Equity	201,525	(201,525)	—
1290 VT Socially Responsible	5,185	(5,185)	—
ATM Large Cap Managed Volatility	65,281	(65,281)	—
ATM Mid Cap Managed Volatility	61,764	(61,764)	—
ATM Small Cap Managed Volatility	1,222,060	(1,221,975)	(85)
ATM International Managed Volatility	9,863,782	(9,863,782)	—
EQ/500 Managed Volatility	664,532	(664,532)	—
EQ/400 Managed Volatility	190,965	(190,965)	—
EQ/2000 Managed Volatility	3,480,046	(3,480,046)	—
EQ/International Managed Volatility	9,058,376	(9,058,376)	—
EQ/AB Dynamic Aggressive Growth	1,820,039	(1,820,039)	—
EQ/AB Dynamic Growth	4,549,913	(4,549,913)	—
EQ/AB Dynamic Moderate Growth	(4,281,353)	4,281,353	—

1590

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

Portfolios:	Undistributed Net Investment Income (Loss) (a)	Accumulated Net Realized Gain (Loss) (a)	Paid In Capital
EQ/AB Short Duration Government Bond	$907,432	$(907,432)	$—
EQ/AB Small Cap Growth	1,642,039	(1,641,742)	(297)
EQ/American Century Mid Cap Value	(1,570,694)	1,051,959	518,735
EQ/American Century Moderate Growth Allocation	31,769	(16,452)	(15,317)
EQ/AXA Investment Managers Moderate Allocation	7,748	(4,284)	(3,464)
EQ/BlackRock Basic Value Equity	—	—	—
EQ/Capital Group Research	11,164	(70,564)	59,400
EQ/ClearBridge Large Cap Growth	693,019	(693,019)	—
EQ/ClearBridge Select Equity Managed Volatility	(113,950)	113,950	—
EQ/Common Stock Index	1,474,674	(1,474,674)	—
EQ/Core Bond Index	1,323,292	(1,566,795)	243,503
EQ/Emerging Markets Equity PLUS	3,652	(3,652)	—
EQ/Equity 500 Index	896,034	(896,034)	—
EQ/Fidelity Institutional AM® Large Cap	193,426	(162,340)	(31,086)
EQ/First Trust Moderate Growth Allocation	41,432	(39,907)	(1,525)
EQ/Franklin Balanced Managed Volatility	375,963	(202,844)	(173,119)
EQ/Franklin Rising Dividends	—	—	—
EQ/Franklin Small Cap Value Managed Volatility	97,748	(97,748)	—
EQ/Franklin Strategic Income	81,083	(77,326)	(3,757)
EQ/Global Bond PLUS	2,268,091	(2,268,110)	19
EQ/Global Equity Managed Volatility	2,298,471	(2,298,471)	—
EQ/Goldman Sachs Growth Allocation	463,681	(462,111)	(1,570)
EQ/Goldman Sachs Mid Cap Value	17,786	(17,786)	—
EQ/Goldman Sachs Moderate Growth Allocation	1,588,157	(1,588,157)	—
EQ/Intermediate Government Bond	1,580,293	(1,689,733)	109,440
EQ/International Core Managed Volatility	7,001,185	(7,001,185)	—
EQ/International Equity Index	698,940	(698,940)	—
EQ/International Value Managed Volatility	3,084,565	(3,084,565)	—
EQ/Invesco Comstock	(40,245)	40,245	—
EQ/Invesco Global	1,335,002	(2,507)	(1,332,495)
EQ/Invesco Global Real Estate	2,120,079	(2,120,079)	—
EQ/Invesco International Growth	227,229	(227,229)	—
EQ/Invesco Moderate Allocation	1,909	(1,909)	—
EQ/Invesco Moderate Growth Allocation	6,198	(4,628)	(1,570)
EQ/Janus Enterprise	(234,544)	(670,871)	905,415
EQ/JPMorgan Growth Allocation	777,416	(777,416)	—
EQ/JPMorgan Value Opportunities	364,929	(364,929)	—
EQ/Large Cap Core Managed Volatility	(1,482,561)	1,482,561	—
EQ/Large Cap Growth Index	(250,352)	250,352	—
EQ/Large Cap Growth Managed Volatility	(230,559)	230,559	—
EQ/Large Cap Value Index	363,976	(363,976)	—
EQ/Large Cap Value Managed Volatility	1,351,965	(1,351,965)	—
EQ/Lazard Emerging Markets Equity	(582,442)	582,442	—
EQ/Legg Mason Growth Allocation	40,777	(11,407)	(29,370)
EQ/Legg Mason Moderate Allocation	98,078	(98,078)	—
EQ/Loomis Sayles Growth	1,615,999	(1,615,999)	—
EQ/MFS International Growth	205,260	(205,260)	—
EQ/MFS International Intrinsic Value	399,035	(399,035)	—
EQ/MFS Mid Cap Focused Growth	2,053,400	(13,374)	(2,040,026)

1591

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

Portfolios:	Undistributed Net Investment Income (Loss) (a)	Accumulated Net Realized Gain (Loss) (a)	Paid In Capital
EQ/MFS Technology	$3,821,725	$(4,887,186)	$1,065,461
EQ/MFS Utilities Series	(506,630)	683,017	(176,387)
EQ/Mid Cap Index	603,541	(603,541)	—
EQ/Mid Cap Value Managed Volatility	2,220,884	(2,220,884)	—
EQ/Money Market	2	(2)	—
EQ/Morgan Stanley Small Cap Growth	1,186,772	(1,187,689)	917
EQ/PIMCO Global Real Return	(4,600,001)	4,600,001	—
EQ/PIMCO Real Return	443,121	(423,344)	(19,777)
EQ/PIMCO Total Return	(177,536)	177,769	(233)
EQ/PIMCO Ultra Short Bond	974,544	(974,544)	—
EQ/Quality Bond PLUS	295,662	(284,711)	(10,951)
EQ/Small Company Index	2,022,196	(1,384,293)	(637,903)
EQ/T Rowe Price Growth Stock	8,105,364	(8,008,759)	(96,605)
EQ/T Rowe Price Health Sciences	294,804	(2,629)	(292,175)
EQ/Wellington Energy	123,283	(382,254)	258,971
Multimanager Aggressive Equity	1,328,903	(1,328,903)	—
Multimanager Core Bond	350,948	(350,948)	—
Multimanager Technology	7,156,993	(7,156,993)	—

(a)	These components of net assets are included in Total Distributable Earnings (Loss) in the Statement of Assets and Liabilities

The significant permanent book to tax differences regarding the adjustments above are related to reclassification of gains and losses from foreign currency transactions (ATM International Managed Volatility, EQ/International Managed Volatility, EQ/AB Dynamic Aggressive Growth, EQ/AB Dynamic Growth, EQ/Global Bond PLUS, EQ/Global Equity Managed Volatility, EQ/International Core Managed Volatility, EQ/International Value Managed Volatility, EQ/PIMCO Global Real Return), short term capital gain distributions received from fund of fund investments (EQ/All Asset Growth Allocation, EQ/Conservative Strategy, EQ/Conservative Growth Strategy, EQ/Balanced Strategy, EQ/Moderate Growth Strategy, EQ/Growth Strategy, EQ/Aggressive Growth Strategy), reclassification of swap income (EQ/PIMCO Real Return), partnership basis adjustments (EQ/MFS Utilities Series and 1290 VT Small Cap Value), net operating losses (EQ/MFS Technology), investments in passive foreign investment companies (EQ/Invesco Global Real Estate) capital loss carryforward from merger (1290 VT Small Cap Value) and commodity holdings through an underlying ETF (EQ/All Asset Growth Allocation).

Net capital and net specified gains/losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended December 31, 2020, the following Portfolios deferred to January 1, 2021 post-October losses of:

Portfolios:	Specified Loss	Short-Term Capital Loss (gain)	Long-Term Capital Loss (gain)
EQ/All Asset Growth Allocation	$—	$—	$—
EQ/Ultra Conservative Strategy	—	—	—
EQ/Conservative Strategy	—	—	—
EQ/Conservative Growth Strategy	—	—	—
EQ/Balanced Strategy	—	—	—
EQ/Moderate Growth Strategy	—	—	—
EQ/Growth Strategy	—	—	—
EQ/Aggressive Growth Strategy	—	—	—
1290 VT Energy	—	—	—
1290 VT Low Volatility Global Equity	—	(1,952)	(3,239)
1290 VT Moderate Growth Allocation	—	—	—

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December 31, 2020

Portfolios:	Specified Loss	Short-Term Capital Loss (gain)	Long-Term Capital Loss (gain)
1290 VT Multi-Alternative Strategies	$—	$—	$—
1290 VT Convertible Securities	(3,117)	—	—
1290 VT DoubleLine Dynamic Allocation	—	—	—
1290 VT DoubleLine Opportunistic Bond	—	(320,423)	—
1290 VT Equity Income	—	—	—
1290 VT GAMCO Mergers & Acquisitions	—	1,086,401	(1,623,074)
1290 VT GAMCO Small Company Value	—	—	—
1290 VT High Yield Bond	(12,186)	—	—
1290 VT Micro Cap	—	—	—
1290 VT Natural Resources	—	4,188	(209,999)
1290 VT Real Estate	—	—	—
1290 VT Small Cap Value	—	—	—
1290 VT SmartBeta Equity	—	—	—
1290 VT Socially Responsible	—	—	—
ATM Large Cap Managed Volatility	—	—	—
ATM Mid Cap Managed Volatility	—	—	—
ATM Small Cap Managed Volatility	—	—	—
ATM International Managed Volatility	—	—	—
EQ/500 Managed Volatility	—	—	—
EQ/400 Managed Volatility	—	—	—
EQ/2000 Managed Volatility	—	—	—
EQ/International Managed Volatility	—	—	—
EQ/AB Dynamic Aggressive Growth	—	—	—
EQ/AB Dynamic Growth	—	—	—
EQ/AB Dynamic Moderate Growth	(6,673,934)	—	—
EQ/AB Short Duration Government Bond	—	(13,382)	(31,804)
EQ/AB Small Cap Growth	—	—	—
EQ/American Century Mid Cap Value	(1,922,754)	—	—
EQ/American Century Moderate Growth Allocation	—	—	—
EQ/AXA Investment Managers Moderate Allocation	—	—	—
EQ/BlackRock Basic Value Equity	—	—	—
EQ/Capital Group Research	—	—	—
EQ/ClearBridge Large Cap Growth	—	—	—
EQ/ClearBridge Select Equity Managed Volatility	—	—	—
EQ/Common Stock Index	—	—	—
EQ/Core Bond Index	(3,368)	—	—
EQ/Emerging Markets Equity PLUS	—	—	—
EQ/Equity 500 Index	—	—	—
EQ/Fidelity Institutional AM® Large Cap	—	—	—
EQ/First Trust Moderate Growth Allocation	—	—	—
EQ/Franklin Balanced Managed Volatility	—	—	—
EQ/Franklin Rising Dividends	—	—	—
EQ/Franklin Small Cap Value Managed Volatility	—	—	—
EQ/Franklin Strategic Income	(152,100)	—	—
EQ/Global Bond PLUS	—	—	—
EQ/Global Equity Managed Volatility	—	—	—
EQ/Goldman Sachs Growth Allocation	—	—	—
EQ/Goldman Sachs Mid Cap Value	—	—	—
EQ/Goldman Sachs Moderate Growth Allocation	—	—	—
EQ/Intermediate Government Bond	—	—	—
EQ/International Core Managed Volatility	—	—	—

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December 31, 2020

Portfolios:	Specified Loss	Short-Term Capital Loss (gain)	Long-Term Capital Loss (gain)
EQ/International Equity Index	$—	$—	$—
EQ/International Value Managed Volatility	—	—	—
EQ/Invesco Comstock	(225,461)	701,392	(1,186,827)
EQ/Invesco Global	—	—	—
EQ/Invesco Global Real Estate	—	—	(171,389)
EQ/Invesco International Growth	—	—	—
EQ/Invesco Moderate Allocation	—	—	—
EQ/Invesco Moderate Growth Allocation	—	—	—
EQ/Janus Enterprise	—	—	—
EQ/JPMorgan Growth Allocation	—	—	—
EQ/JPMorgan Value Opportunities	—	—	—
EQ/Large Cap Core Managed Volatility	—	—	—
EQ/Large Cap Growth Index	—	—	—
EQ/Large Cap Growth Managed Volatility	—	—	—
EQ/Large Cap Value Index	—	—	—
EQ/Large Cap Value Managed Volatility	—	—	—
EQ/Lazard Emerging Markets Equity	—	(1,537,329)	68,988
EQ/Legg Mason Growth Allocation	—	—	—
EQ/Legg Mason Moderate Allocation	—	—	—
EQ/Loomis Sayles Growth	—	—	—
EQ/MFS International Growth	—	—	—
EQ/MFS International Intrinsic Value	(514,332)	—	—
EQ/MFS Mid Cap Focused Growth	—	(752,481)	—
EQ/MFS Technology	—	—	—
EQ/MFS Utilities Series	(1,519,249)	(416,928)	—
EQ/Mid Cap Index	—	—	—
EQ/Mid Cap Value Managed Volatility	—	—	—
EQ/Money Market	—	—	—
EQ/Morgan Stanley Small Cap Growth	—	—	—
EQ/PIMCO Global Real Return	—	—	(1,759,086)
EQ/PIMCO Real Return	(25,662)	2,256,151	(3,546,654)
EQ/PIMCO Total Return	(1,479,284)	—	(536,640)
EQ/PIMCO Ultra Short Bond	—	—	—
EQ/Quality Bond PLUS	(1,974,841)	—	—
EQ/Small Company Index	—	—	—
EQ/T Rowe Price Growth Stock	—	—	—
EQ/T Rowe Price Health Sciences	—	—	—
EQ/Wellington Energy	—	734,636	(7,074,388)
Multimanager Aggressive Equity	—	—	—
Multimanager Core Bond	(1,931,363)	—	—
Multimanager Technology	(22,028)	—	—

The following Portfolios have an India capital gains tax capital loss carryforward of approximately:

Portfolios:	INR (as of March 31, 2020)	Converted to USD (as of December 31, 2020)
EQ/Global Equity Managed Volatility	94,081,601	$1,287,598
EQ/International Core Managed Volatility	1,386,303	18,973
EQ/Invesco Global	26,069,195	356,782
EQ/MFS International Growth	49,402,291	676,119

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December 31, 2020

The following Portfolios utilized net capital loss carryforwards during 2020 and/or have losses incurred that will be carried forward indefinitely as follows:

	Utilized		Losses carried forward
Portfolios:	Short Term	Long Term	Short Term	Long Term
1290 VT Energy	$35,419	$118,385	$—	$—
1290 VT Moderate Growth Allocation	—	—	446,976	24,090
1290 VT Multi-Alternative Strategies	—	—	87,010	271,970
1290 VT DoubleLine Dynamic Allocation	236,612	18,272	—	—
1290 VT DoubleLine Opportunistic Bond	1,563,735	2,118,829	—	—
1290 VT Equity Income	—	—	26,111,531	26,993,596
1290 VT GAMCO Mergers & Acquisitions	—	—	4,303,761	4,805,001
1290 VT High Yield Bond	—	—	3,166,782	11,082,718
1290 VT Natural Resources	—	—	590,353	3,101,074
1290 VT Real Estate	—	—	6,707	128,469
1290 VT Small Cap Value	663,601	—	1,921,332	—
EQ/AB Dynamic Aggressive Growth	—	—	300,866	—
EQ/AB Short Duration Government Bond	357,235	—	2,651,066	8,919,521
EQ/American Century Mid Cap Value	—	—	—	3,312,893
EQ/American Century Moderate Growth Allocation	—	—	227,140	—
EQ/AXA Investment Managers Moderate Allocation	—	—	127,020	151,644
EQ/Core Bond Index	2,689,541	10,458,439	—	—
EQ/Emerging Markets Equity PLUS	237,863	295,624	—	—
EQ/Fidelity Institutional AM Large Cap	1,994,790	—	—	—
EQ/Franklin Rising Dividends	—	—	465,205	5,757,256
EQ/Goldman Sachs Mid Cap Value	—	—	399,788	—
EQ/Intermediate Government Bond	1,986,069	7,845,628	5,518,943	21,995,769
EQ/International Equity Index	209,305	—	1,247,116	58,791,483
EQ/Invesco Comstock	—	—	739,017	3,849,353
EQ/Invesco Global	997,526	30,243	111,399	3,370
EQ/Invesco Global Real Estate	—	—	10,448,091	10,677,204
EQ/Invesco International Growth	—	—	404,472	3,092,444
EQ/Invesco Moderate Allocation	193,004	326,149	—	—
EQ/Lazard Emerging Markets Equity	—	—	2,168,670	2,569,827
EQ/Legg Mason Growth Allocation	—	—	191,155	360,783
EQ/MFS Mid Cap Focused Growth	—	—	1,409,613	—
EQ/MFS Technology	3,159,402	—	1,170,158	—
EQ/PIMCO Real Return	—	—	—	160,558
EQ/PIMCO Ultra Short Bond	426,598	1,031,896	1,540,910	19,798,202
EQ/Quality Bond PLUS	871,679	3,587,782	—	—
EQ/T Rowe Price Health Sciences	2,834,467	54,189	444,014	3,974
EQ/Wellington Energy	—	—	21,595,982	27,627,327

A portion of 1290 VT GAMCO Mergers & Acquisitions Portfolio, 1290 VT High Yield Bond Portfolio, 1290 VT Natural Resources Portfolio, 1290 VT Small Cap Value Portfolio, EQ/AB Short Duration Government Bond Portfolio, EQ/Intermediate Government Bond Portfolio, EQ/International Equity Index Portfolio, EQ/Invesco Global Portfolio, EQ/MFS Technology Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/T. Rowe Price Health Sciences Portfolio, and EQ/Wellington Energy Portfolio capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations.

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Short Sales Against the Box:

Certain Portfolios may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns at least an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into at least an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately. The Portfolio will designate the segregation, either on its records or with the Trust’s custodian, of the securities sold short or convertible or exchangeable preferred stocks or debt securities sold in connection with short sales against the box. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Portfolio’s financial statements. The Portfolio bears the risk of potential inability of the brokers to meet their obligation to perform.

Unfunded Commitments:

Certain Portfolios entered into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Portfolios to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment. The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statements of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Portfolios may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of interest income on the Statements of Operations.

At December 31, 2020, the Portfolios did not have any outstanding unfunded loan commitments.

Accounting for Derivative Instruments:

Following is a description of how and why the Portfolios use derivative instruments, the type of derivatives utilized by the Portfolios during the reporting period, as well as the primary underlying risk exposures related to each instrument type. Derivatives accounted for as hedging instruments must be disclosed separately from those that do not qualify for hedge accounting. Even though the Portfolios may use derivatives in an attempt to achieve an economic hedge, the Portfolio’s derivatives are not accounted for as hedging instruments because the Portfolios account for their derivatives at fair value and record any changes in fair value in current period earnings in the Statement of Operations. All open derivative positions at period end are reflected on each respective Portfolio’s Portfolio of Investments. The volume of derivative activity, based on month-end notional amounts during the period is also noted in each respective Portfolio’s Portfolio of Investments. Portfolio securities are reserved and/or pledged with the custodian as collateral for current or potential derivative holdings as necessary throughout the year.

Options:

Certain Portfolios may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Portfolio or to enhance investment performance. Certain Portfolios purchase and sell exchange traded options on foreign currencies. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire

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December 31, 2020

unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Portfolio must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale (or cost of) purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Portfolio also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Certain Portfolios may purchase put options on securities to increase the Portfolio’s total investment return or to protect its holdings against a substantial decline in market value. The purchase of put options on securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, the Portfolios will continue to receive interest or dividend income on the security. The Portfolios may also purchase call options on securities to protect against substantial increases in prices of securities that Portfolios intend to purchase pending their ability to invest in an orderly manner in those securities. The Portfolios may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Futures Contracts, Options on Futures Contracts, and Foreign Currency Contracts:

The futures contracts used by the Portfolios are agreements to buy or sell a financial instrument for a set price in the future. Options on futures contracts used by the Portfolios are rights to buy, or sell a futures contract for a set price in the future. Certain Portfolios buy or sell futures contracts for the purpose of protecting their Portfolio securities against future changes in interest rates and indices which might adversely affect the value of the Portfolios’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from or cost of the closing transactions and the Portfolio’s basis in the contract. The Portfolios enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, a Portfolio’s credit risk is limited to failure of the exchange or board of trade.

During the year ended December 31, 2020, certain Portfolios held forward foreign currency contracts to either gain exposure to certain currencies or enter into an economic hedge against changes in the values of securities held in the Portfolio that do not qualify for hedge accounting under Accounting Standards Codification (“ASC”) 815. The Statement of Operations for each Portfolio reflects realized gains or losses, if any, in forward currency transactions and change in unrealized gains or losses in forward foreign currency transactions. Further information on the impact of these positions on the Portfolios’ financial statements can be found in the Statement of Operations and Portfolio of Investments for each Portfolio.

The Portfolios may be exposed to foreign currency risks associated with Portfolio investments. Certain Portfolios may purchase foreign currency on a spot (or cash) basis. In addition, certain Portfolios enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency contract is a commitment to purchase or sell a foreign

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currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking-to -market.” The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from forward foreign currency transactions in the Statements of Operations of the Portfolios. The Portfolios may engage in these forward contracts to protect against uncertainty in the level of future rates in connection with the purchase and sale of Portfolio securities (“transaction hedging”) and to protect the value of specific portfolio positions (“position hedging”). The Portfolios also buy forward foreign currency contracts to gain exposure to currencies.

Swap Agreements:

Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. Over-the-counter (“OTC”) swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statements of Operations.

Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payment in the event of a negative total return. In connection with total return swap agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.

Credit default swap agreements involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Portfolio will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable

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December 31, 2020

obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Portfolio’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Portfolio). In connection with credit default swaps in which a Portfolio is the buyer, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Portfolio’s exposure (any accrued but unpaid net amounts owed by the Portfolio to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Portfolio is the seller, the Portfolio will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Portfolio). Such segregation or “earmarking” is intended to ensure that the Portfolio has assets available to satisfy its obligations with respect to the transaction and limit any potential leveraging of the Portfolio. Such segregation or “earmarking” will not limit the Portfolio’s exposure to loss. To the extent that credit default swaps are entered into for hedging purposes or are covered as described above, the Adviser believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s senior security and borrowing restrictions.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium they have paid should they decide to let the option expire, whereas the seller of a swaption is subject to the risk that they will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

A Portfolio may use inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index while the other is a pre-determined fixed interest rate. The use of swaps exposes the Portfolio to interest rate risk. Swaptions are marked-to-market daily based upon values from third party vendors.

Forward settling transactions:

Certain Portfolios may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward settling transactions”). Portfolios may designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or may enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value in the financial statements. Forward settling transaction may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is a risk in addition to the risk of decline in the value of the Portfolio’s other assets. Where such purchases or sales are made through dealers, a Portfolio relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Portfolio of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

Certain Portfolios may enter into to-be-announced purchase or sale commitments (“TBA transactions”), pursuant to which it agrees to purchase or sell, respectively, mortgage backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be

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received or delivered by a Portfolio are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. Portfolios may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, the portfolio maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, the portfolio maintains an entitlement to the security to be sold.

Each of the EQ/PIMCO Global Real Return Portfolio, EQ/PIMCO Real Return Portfolio, EQ/PIMCO Total Return Portfolio, EQ/PIMCO Ultra Short Bond Portfolio, EQ/Quality Bond PLUS Portfolio and Multimanager Core Bond Portfolio entered into financing transactions referred to as “sale-buybacks” during the year ended December 31, 2020. A sale-buyback transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Portfolio’s Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop.” A price drop consists of: (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold; and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Portfolio’s Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Portfolio’s Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio.

Master netting arrangements and collateral:

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Sub-Advisers on behalf of the Portfolios with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Portfolio of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA transactions, delayed-delivery or sale-buybacks by and between the Sub-Advisers on behalf of the Portfolios and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged and/or received, and the net exposure by counterparty as of period end is disclosed in the Portfolio of Investments.

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December 31, 2020

ISDA Master Agreements and Master Forward Agreements are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Under most ISDA Master Agreements and Master Forward Agreements, collateral is routinely pledged if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 (on a per counterparty basis) depending on the counterparty and the type of master agreement.

Collateral on OTC derivatives, forward settling transactions and centrally cleared derivatives may be in the form of cash or debt securities issued by the U.S. government or related agencies or foreign governments. Cash pledged as collateral by a Portfolio is reflected as cash held as collateral at the broker in the accompanying financial statements and generally is restricted from withdrawal by the Portfolio; securities pledged as collateral by a Portfolio are so noted in the accompanying Portfolio of Investments; both remain in the Portfolio’s assets. Securities received as collateral by counterparties are not included in the Portfolio’s assets because the Portfolio does not obtain effective control over those securities. The obligation to return cash collateral received from counterparties is included as a liability in the accompanying financial statements. Collateral posted or received by the Portfolio may be held in a segregated account at the respective counterparty or Portfolio’s custodian. As of December 31, 2020, collateral pledged by counterparties to EQ/PIMCO Real Return Portfolio for forward settling transactions consisted of $178,387 in the form of a U.S. Treasury Bill.

Cash and Statement of Cash Flows:

In accordance with GAAP, the Portfolios consider cash which is not readily investable or available for withdrawal, such as initial margin pledged for derivatives, to be restricted cash for the purposes of reporting in the Statement of Cash Flows.

Due to the volume of sale-buyback transactions during the year ended December 31, 2020, the EQ/PIMCO Global Real Return Portfolio and EQ/PIMCO Real Return Portfolio are presenting a Statement of Cash Flows. The Statement of Cash Flows, as applicable, has been prepared using the indirect method which requires increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Repurchase Agreements:

During the year ended December 31, 2020, the EQ/Money Market Portfolio entered into repurchase agreements through an account at JPMorgan Chase Bank, N.A. (“JPMorgan”), the Portfolio’s custodian, the daily aggregate balance of which is invested in one or more joint repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For a repurchase agreement, JPMorgan takes possession of the collateral pledged for investments in such repurchase agreement. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value is equal to or greater than the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Repurchase agreements outstanding at period end, if any, including the underlying debt obligation (collateral) assigned to each agreement, are included within the Portfolio’s Portfolio of Investments.

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December 31, 2020

Securities Lending:

During the year ended December 31, 2020, certain Portfolios entered into securities lending transactions. To generate additional income, a Portfolio may lend its portfolio securities, up to 30% of the market value of the Portfolio’s total assets, to brokers, dealers, and other financial institutions.

JPMorgan serves as securities lending agent for the securities lending program of the Trust. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Portfolio or the borrower at any time.

The Portfolios’ securities lending policies and procedures require that the borrower (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is generally invested in joint repurchase agreements or government money market funds and shown in the Portfolio of Investments and included in calculating the Portfolio’s total assets. U.S. Government securities received as collateral, if any, are held in safekeeping by JPMorgan and cannot be sold or repledged by the Portfolio and accordingly are not reflected in the Portfolio’s total assets. For additional information on the non-cash collateral received, please refer to note (xx) in the Portfolio of Investments. Certain of the securities on loan may have been sold prior to the close of the reporting period and are included in Receivables for Securities Sold on the Statements of Assets and Liabilities.

The Portfolios receive payments from the lending agent equivalent to any dividends and/or interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from the lending agent and reflected in the Statements of Operations under “Securities lending (net).” The Portfolios may invest cash collateral in joint repurchase agreements or government money market funds as indicated on the Portfolio of Investments, and record a liability in the Statements of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Such liabilities, if any, are reflected in the Statements of Assets and Liabilities under “Payable for return of collateral on securities loaned”. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the lending agent to be of good standing and creditworthy and approved by EIM. Loans are subject to termination by a Portfolio or the borrower at any time, and, therefore, are not considered to be illiquid investments. The lending agent receives a fee based on a percentage of earnings derived from the investment of cash collateral. The Portfolios receive 90% of the net earnings of the Repurchase Agreements up to $45 million of aggregate earnings across all Portfolios within a calendar year and 92% thereafter.

The Securities Lending Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, a Portfolio may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Portfolio whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Portfolio sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Portfolio by purchasing replacement securities at JPMorgan’s expense, or paying the Portfolio an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agreement between the Portfolio and JPMorgan.

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December 31, 2020

At December 31, 2020, the Securities Lending Agreement does not permit the Portfolio to enforce a netting arrangement.

Joint Repurchase Agreements:

During the year ended December 31, 2020, certain Portfolios have transferred cash collateral received from the securities lending program to a joint account at JPMorgan, the lending agent. The joint account aggregates cash collateral received from the participating Portfolios, along with other customers of JPMorgan, in order to execute joint repurchase agreement transactions with various counterparties (the “Joint Repurchase Agreements”). As such, each Portfolio has a proportionate interest in one or more of the Joint Repurchase Agreements. The Joint Repurchase Agreements can contractually be collateralized by U.S. Government Treasury Securities, U.S. Government Agency Securities, Supranational/Non-U.S. Agency or U.S. Equity Securities and are held at a financial institution acting as a tri-party custodian. In a Joint Repurchase Agreement, the seller of the security agrees to repurchase the security at a mutually agreed upon time and price, which reflects the effective rate of return for the term of the agreement. The underlying collateral is marked to market daily to ensure that the value of the collateral pledged is equal to or greater than the agreed upon repurchase price, including accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to cause JPMorgan to liquidate the collateral. JPMorgan shall indemnify the Portfolios against a decline in the value of the collateral below the agreed upon repurchase price. However, the execution of such actions may result in the delay of realization of the collateral by the Portfolios. The details of the proportionate share of the Joint Repurchase Agreements open at December 31, 2020 for the Portfolios are reflected in each Portfolio’s Portfolio of Investments. At December 31, 2020, the Joint Repurchase Agreements (on a gross basis, including other customers of JPMorgan) in which the Portfolios participated were as follows:

Citigroup Global Markets Ltd., 0.12%, dated 12/31/20, due 1/4/21, repurchase price $50,000,667, collateralized by various Foreign Government Agency Securities, 0.375%, maturing 7/28/25; U.S. Government Treasury Securities, ranging from 0.145% - 2.500%, maturing 8/31/21 - 2/15/46; total collateral market value $51,002,649.

Deutsche Bank AG, 0.20%, dated 12/31/20, due 1/4/21, repurchase price $100,002,222, collateralized by various Foreign Government Agency Securities, ranging from 1.875% - 3.000%, maturing 6/15/22 - 9/27/23; total collateral market value $102,068,966.

Deutsche Bank AG, 0.33%, dated 12/31/20, due 1/4/21, repurchase price $50,001,833, collateralized by various Common Stocks, U.S. Government Treasury Securities, 1.500%, maturing 11/30/21; total collateral market value $55,557,847.

Deutsche Bank Securities, Inc., 0.05%, dated 12/31/20, due 1/4/21, repurchase price $500,002,778, collateralized by various U.S. Government Treasury Securities, 0.000%, maturing 6/1/21 - 5/15/39; total collateral market value $510,003,445.

National Bank of Canada, 0.21%, dated 12/31/20, due 1/4/21, repurchase price $250,005,833, collateralized by various Common Stocks; total collateral market value $277,781,250.

NBC Global Finance Ltd., 0.20%, dated 12/31/20, due 1/4/21, repurchase price $200,004,444, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 1.125% - 3.625%, maturing 9/30/21 - 8/15/49; total collateral market value $221,880,052.

NBC Global Finance Ltd., 0.28%, dated 12/31/20, due 1/7/21, repurchase price $150,008,167, collateralized by various Common Stocks, U.S. Government Treasury Securities, ranging from 2.125% - 5.000%, maturing 2/28/23 - 5/15/37; total collateral market value $166,383,375.

Societe Generale SA, 0.08%, dated 12/31/20, due 1/7/21, repurchase price $250,003,889, collateralized by various U.S. Government Treasury Securities, ranging from 0.000% - 8.000%, maturing 1/19/21 - 11/15/49; total collateral market value $255,000,030.

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December 31, 2020

Market, Credit and Other Risks:

A Portfolio’s investments in financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, foreign securities, forward settling transactions and equity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. When nominal interest rates decline, the value of certain fixed-income securities held by a Portfolio generally rises. Conversely, when nominal interest rates rise, the value of certain fixed income securities held by a Portfolio generally decreases. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Portfolio may lose money if these changes are not anticipated by Portfolio management. A Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e., yield) movements. As of December 31, 2020, interest rates are near historic lows in the United States, and below zero in other parts of the world, including certain European countries and Japan. A Portfolio is subject to greater risk of rising interest rates due to these market conditions. A significant or rapid rise in interest rates could result in losses to the Portfolio.

Many debt securities, derivatives and other financial instruments utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. In July 2017, the UK Financial Conduct Authority announced that after 2021 it will cease its active encouragement of UK banks to provide quotations needed to sustain LIBOR, suggesting that LIBOR may cease to be published after that time. Financial industry groups have begun planning for a transition to the use of a different benchmark, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. The transition process might lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates, a reduction in the values of some LIBOR-based investments, and reduced effectiveness of certain hedging strategies, which may adversely affect a Portfolio’s performance or net asset value. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. In addition, the alternative reference or benchmark rate may be an ineffective substitute resulting in prolonged adverse market conditions for a Portfolio.

If a Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Portfolio’s investments in foreign currency denominated securities may reduce the Portfolio’s returns. The Portfolios are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Foreign (non-U.S.) securities in this report are classified by the country of risk of a holding. Investments in foreign securities, including depositary receipts, involve risks not associated with investment in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, foreign operations or holding can involve risks relating to conditions in foreign countries.

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December 31, 2020

Forward settling transactions and forward foreign currency contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. They are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, the Portfolio may lose both the investment opportunity for its assets if set aside to pay for the security and any gain in the security. The use of forward settling transaction may result in market risk to the Portfolios that is greater than if the Portfolios had engaged solely in transactions that settle in the customary time.

Should interest rates or indices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Portfolios to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolios to unlimited risk of loss.

The market values of the Portfolio’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Portfolio. Even when markets perform well, there is no assurance that the investments held by a Portfolio will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level, and the risk that events such as natural disasters or pandemics could adversely affect the national or global economy.

A Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling or is perceived as unable or unwilling to make timely interest or principal payments or otherwise honor its obligations, which may cause the Portfolio’s holding to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

Certain Portfolios may invest in below investment grade high-yield securities (commonly known as “junk bonds”). These securities are considered to be high risk investments. Securities rated below investment grade are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities because such securities are generally unsecured and subordinated to other creditors’ claims. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse economic conditions could make it difficult to sell certain securities or could result in lower prices than those used in calculating the Portfolio’s NAV.

Because certain Portfolios invest in affiliated mutual funds, unaffiliated mutual funds and ETFs, the Portfolios indirectly pay a portion of the expenses incurred by the underlying funds and ETFs. As a result, the cost of investing in the Portfolios may be higher than the cost of investing in a Portfolio that invests directly in individual securities and financial instruments. The Portfolios are also subject to certain risks related to the underlying funds’ and ETFs’ investments in securities and financial instruments (such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities) and the ability of the Portfolio to meet its investment objective will directly depend on the ability of the underlying fund or ETF to meet its investment objective. With respect to the

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December 31, 2020

Portfolio’s investments in ETFs, there is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Portfolio’s investments in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular underlying fund or ETF will depend upon the extent to which the Portfolio’s assets are allocated from time to time for investment in the underlying fund or ETF, which will vary.

Offsetting Assets and Liabilities:

The Portfolios may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. As the Master Agreements are specific to unique operations of different asset types; they allow a Portfolio to close out and net its total exposure to counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Note 2	Management of the Trust

The Trust, on behalf of each Portfolio, has entered into an investment advisory agreement (the “Advisory Agreement”) with EIM which provides that the Adviser is responsible for (i) providing a continuous investment program for the Portfolios; (ii) monitoring the implementation of the investment program for each Portfolio; (iii) assessing the investment objectives and policies, composition, investment style and investment process for each Portfolio; (iv) effecting transactions for each Portfolio and selecting brokers or dealers to execute such transactions; (v) developing and evaluating strategic initiatives with respect to the Portfolios; (vi) making recommendations to the Board regarding the investment programs of the Portfolios, including any changes to the investment objectives and policies of a Portfolio; (vii) coordinating and/or implementing strategic initiatives approved by the Board; and (viii) preparing and providing reports to the Board on the impact of such strategic initiatives. For its services under the Advisory Agreement, the Adviser is entitled to receive an annual fee as a percentage of average daily net assets, for each of the following Portfolios, calculated daily and payable monthly as follows:

Portfolios:	Management Fee
EQ/All Asset Growth Allocation	0.100% of average daily net assets

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
1290 VT Convertible Securities	0.700%	0.680%	0.660%	0.640%	0.630%
1290 VT DoubleLine Dynamic Allocation	0.750	0.700	0.675	0.650	0.625
1290 VT DoubleLine Opportunistic Bond	0.600	0.575	0.550	0.530	0.520
1290 VT Equity Income	0.750	0.700	0.675	0.650	0.625
1290 VT GAMCO Mergers & Acquisitions	0.900	0.850	0.825	0.800	0.775
1290 VT GAMCO Small Company Value	0.750	0.700	0.675	0.650	0.625
1290 VT High Yield Bond	0.600	0.580	0.560	0.540	0.530
1290 VT Micro Cap	0.850	0.800	0.775	0.750	0.725
1290 VT Moderate Growth Allocation	0.700	0.650	0.625	0.600	0.575
1290 VT Small Cap Value	0.800	0.750	0.725	0.700	0.675
1290 VT SmartBeta Equity	0.700	0.650	0.625	0.600	0.575
EQ/AB Dynamic Aggressive Growth	0.750	0.700	0.675	0.650	0.625
EQ/AB Dynamic Growth	0.750	0.700	0.675	0.650	0.625

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/AB Dynamic Moderate Growth	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/AB Short Duration Government Bond	0.450	0.430	0.410	0.390	0.380
EQ/AB Small Cap Growth	0.550	0.500	0.475	0.450	0.425
EQ/American Century Mid Cap Value	0.900	0.850	0.825	0.800	0.775
EQ/American Century Moderate Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/AXA Investment Managers Moderate Allocation	0.800	0.750	0.725	0.700	0.675
EQ/BlackRock Basic Value Equity	0.600	0.550	0.525	0.500	0.475
EQ/Capital Group Research	0.650	0.600	0.575	0.550	0.525
EQ/ClearBridge Large Cap Growth	0.650	0.600	0.575	0.550	0.525
EQ/ClearBridge Select Equity Managed Volatility	0.700	0.665	0.635	0.610	0.560
EQ/Emerging Markets Equity PLUS	0.700	0.650	0.625	0.600	0.575
EQ/Fidelity Institutional AM® Large Cap	0.540	0.500	0.475	0.450	0.425
EQ/First Trust Moderate Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/Franklin Balanced Managed Volatility	0.650	0.615	0.585	0.560	0.510
EQ/Franklin Rising Dividends	0.600	0.550	0.510	0.490	0.475
EQ/Franklin Small Cap Value Managed Volatility	0.700	0.665	0.635	0.610	0.560
EQ/Franklin Strategic Income	0.590	0.490	0.440	0.430	0.370
EQ/Global Bond PLUS	0.550	0.530	0.510	0.490	0.480
EQ/Global Equity Managed Volatility	0.740	0.720	0.690	0.665	0.615
EQ/Goldman Sachs Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/Goldman Sachs Mid Cap Value	0.770	0.750	0.725	0.680	0.670
EQ/Goldman Sachs Moderate Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/International Core Managed Volatility	0.600	0.575	0.550	0.525	0.475
EQ/International Value Managed Volatility	0.600	0.575	0.550	0.525	0.475
EQ/Invesco Comstock	0.650	0.600	0.575	0.550	0.525
EQ/Invesco Global	0.850	0.800	0.775	0.750	0.725
EQ/Invesco Global Real Estate	0.735	0.700	0.675	0.650	0.625
EQ/Invesco International Growth	0.710	0.700	0.675	0.650	0.625
EQ/Invesco Moderate Allocation	0.800	0.750	0.725	0.700	0.675
EQ/Invesco Moderate Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/Janus Enterprise	0.700	0.650	0.625	0.600	0.575
EQ/JPMorgan Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/JPMorgan Value Opportunities	0.600	0.550	0.525	0.500	0.475
EQ/Large Cap Core Managed Volatility	0.500	0.475	0.450	0.425	0.375
EQ/Large Cap Growth Managed Volatility	0.500	0.475	0.450	0.425	0.375
EQ/Large Cap Value Managed Volatility	0.500	0.475	0.450	0.425	0.375
EQ/Lazard Emerging Markets Equity	1.000	0.950	0.925	0.900	0.875
EQ/Legg Mason Growth Allocation	0.800	0.750	0.725	0.700	0.675
EQ/Legg Mason Moderate Allocation	0.800	0.750	0.725	0.700	0.675
EQ/Loomis Sayles Growth	0.750	0.700	0.675	0.650	0.625
EQ/MFS International Growth	0.850	0.800	0.775	0.750	0.725
EQ/MFS International Intrinsic Value	0.860	0.820	0.700	0.700	0.700
EQ/MFS Mid Cap Focused Growth	0.850	0.800	0.775	0.750	0.725

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December 31, 2020

	(as a percentage of average daily net assets)
Portfolios:	First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
EQ/MFS Technology	0.750%	0.700%	0.675%	0.650%	0.625%
EQ/MFS Utilities Series	0.730	0.700	0.670	0.650	0.625
EQ/Mid Cap Value Managed Volatility	0.550	0.525	0.500	0.475	0.425
EQ/Money Market	0.350	0.325	0.280	0.270	0.250
EQ/Morgan Stanley Small Cap Growth	0.800	0.750	0.725	0.700	0.675
EQ/PIMCO Global Real Return	0.600	0.575	0.550	0.530	0.520
EQ/PIMCO Real Return	0.500	0.475	0.450	0.430	0.420
EQ/PIMCO Total Return	0.500	0.475	0.450	0.430	0.420
EQ/PIMCO Ultra Short Bond	0.500	0.475	0.450	0.430	0.420
EQ/Quality Bond PLUS	0.400	0.380	0.360	0.340	0.330
EQ/T. Rowe Price Growth Stock	0.750	0.700	0.675	0.650	0.625
EQ/T. Rowe Price Health Sciences	0.950	0.900	0.875	0.850	0.825
EQ/Wellington Energy	0.850	0.800	0.775	0.750	0.725
Multimanager Aggressive Equity	0.580	0.550	0.525	0.500	0.475
Multimanager Core Bond	0.550	0.530	0.510	0.490	0.480
Multimanager Technology	0.950	0.900	0.875	0.850	0.825

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $2 Billion	Next $2 Billion	Next $3 Billion	Thereafter
ATM International Managed Volatility	0.450%	0.425%	0.400%	0.375%	0.350%
ATM Large Cap Managed Volatility	0.450	0.425	0.400	0.375	0.350
ATM Mid Cap Managed Volatility	0.450	0.425	0.400	0.375	0.350
ATM Small Cap Managed Volatility	0.450	0.425	0.400	0.375	0.350
EQ/500 Managed Volatility	0.450	0.425	0.400	0.375	0.350
EQ/400 Managed Volatility	0.450	0.425	0.400	0.375	0.350
EQ/2000 Managed Volatility	0.450	0.425	0.400	0.375	0.350
EQ/lnternational Managed Volatility	0.450	0.425	0.400	0.375	0.350
EQ/Aggressive Growth Strategy	0.1000	0.0925	0.0900	0.0875	0.0850
EQ/Balanced Strategy	0.1000	0.0925	0.0900	0.0875	0.0850
EQ/Conservative Growth Strategy	0.1000	0.0925	0.0900	0.0875	0.0850
EQ/Conservative Strategy	0.1000	0.0925	0.0900	0.0875	0.0850
EQ/Growth Strategy	0.1000	0.0925	0.0900	0.0875	0.0850
EQ/Moderate Growth Strategy	0.1000	0.0925	0.0900	0.0875	0.0850
EQ/Ultra Conservative Strategy	0.1000	0.0925	0.0900	0.0875	0.0850

	(as a percentage of average daily net assets)
Portfolios:	First $2 Billion	Next $4 Billion	Thereafter
1290 VT Energy	0.500%	0.450%	0.425%
1290 VT Low Volatility Global Equity	0.500	0.450	0.425
1290 VT Multi-Alternative Strategies	0.500	0.450	0.425
1290 VT Natural Resources	0.500	0.450	0.425
1290 VT Real Estate	0.500	0.450	0.425
1290 VT Socially Responsible	0.500	0.450	0.425
EQ/Common Stock Index	0.350	0.300	0.275
EQ/Core Bond Index	0.350	0.300	0.275
EQ/Equity 500 Index	0.250	0.200	0.175
EQ/Intermediate Government Bond	0.350	0.300	0.275
EQ/International Equity Index	0.400	0.350	0.325
EQ/Large Cap Growth Index	0.350	0.300	0.275
EQ/Large Cap Value Index	0.350	0.300	0.275
EQ/Mid Cap Index	0.350	0.300	0.275
EQ/Small Company Index	0.250	0.200	0.175

1608

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

With the exception of the EQ/All Asset Growth Allocation Portfolio, ETF Portfolios, and Strategic Allocation Series Portfolios, the Adviser has entered into an investment advisory agreement (“Sub-Advisory Agreements”) with each of the Sub-Advisers with respect to the Trust’s Portfolios. Each of the Sub-Advisory Agreements obligates the Sub-Advisers for the respective Portfolios to: (i) continuously furnish investment programs for the Portfolios; (ii) place all orders for the purchase and sale of investments for the Portfolios with brokers or dealers selected by the Adviser or the respective Sub-Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Adviser pays the expenses of investment sub-advisory services provided to the Portfolios, including the fees of the Sub-Advisers.

Indemnification of Trustees and Officers:

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that may provide for general indemnifications. A Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Trust and management expect the risk of loss to be remote.

Compensation of Officers:

Each officer of the Trust is an employee of Equitable Financial, EIM and/or Equitable Distributors, LLC (“Equitable Distributors” or the “Distributor”) (formerly, AXA Distributors, LLC). No officer of the Trust, other than the Chief Compliance Officer, receives compensation paid by the Trust. During the year ended December 31, 2020, the three trusts in the complex reimbursed EIM for $248,900 of the Chief Compliance Officer’s compensation, including $213,933 reimbursed by the Trust.

Reimbursement from Sub-Adviser:

The EQ/Large Cap Value Managed Volatility Portfolio was reimbursed $1,085 by AB, an affiliated Sub-Adviser, related to an operational error that occurred during the year ended December 31, 2020.

The EQ/AB Small Cap Growth Portfolio will be reimbursed $34 by AB, an affiliated Sub-Adviser, related to an operational error that occurred during the year ended December 31, 2020.

Note 3	Administrative Fees

EIM serves as Administrator to the Trust. As Administrator, EIM provides the Trust with necessary administrative, fund accounting, and compliance services. In addition, EIM makes available the office space, equipment, personnel and facilities required to provide such services to the Trust. EIM may carry out its responsibilities either directly or through sub-contracting with third party providers. For these services, the Trust pays EIM an annual fee payable monthly as follows:

Each of the 1290 VT Moderate Growth Allocation Portfolio, EQ/AB Dynamic Aggressive Growth Portfolio, EQ/AB Dynamic Growth Portfolio, EQ/AB Dynamic Moderate Growth Portfolio, EQ/AB Small Cap Growth Portfolio, EQ/American Century Moderate Growth Allocation Portfolio, EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, EQ/Goldman Sachs Growth Allocation Portfolio, EQ/Goldman Sachs Moderate Growth Allocation Portfolio, EQ/Invesco Moderate Allocation Portfolio, EQ/Invesco Moderate Growth Allocation Portfolio, EQ/JPMorgan Growth Allocation Portfolio, EQ/Legg Mason Growth Allocation Portfolio, EQ/Legg Mason Moderate Allocation Portfolio, the Tactical Portfolios, the Multiadviser Portfolios, the EQ/All Asset Growth Allocation Portfolio, Strategic Allocation Series Portfolios, together with each series of the EQ Premier VIP Trust, a separate registered investment company managed by EIM, each pay the greater of $32,500 per Portfolio, or the Portfolio’s proportionate

1609

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

share of an asset-based administration fee based on aggregate average daily net assets of the above mentioned Portfolios (“Administration Group 1”):

0.140% on the first $60 billion

0.110% on the next $20 billion

0.0875% on the next $20 billion

0.0800% on assets thereafter

All other Portfolios each pay the greater of $30,000 per Portfolio or the Portfolio’s proportionate share of an asset-based administration fee based on aggregate average daily net assets of such Portfolios (“Administration Group 2”) as follows:

0.100% on the first $30 billion

0.0975% on the next $10 billion

0.0950% on the next $5 billion

0.0800% on assets thereafter

Pursuant to a sub-administration arrangement with EIM, the Sub-Administrator assists the Administrator in providing the Trust with certain administrative services, including portfolio compliance and portfolio accounting support services, subject to the supervision of EIM.

Note 4	Custody Fees

The Trust has entered into a custody agreement (the “Custody Agreement”) with JPMorgan Chase Bank, N.A. (in this capacity, the “Custodian”). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. The Custodian serves as custodian of the Trust’s Portfolio securities and other assets. Under the terms of the Custody Agreement between the Trust and the Custodian, the Custodian maintains and deposits in each Portfolio’s account, cash, securities and other assets of the Portfolios. The Custodian is also required, upon the order of the Trust, to deliver securities held by the Custodian, and to make payments for securities purchased by the Trust. The Custodian has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities. As of December 31, 2020, certain of the Portfolios maintain significant cash balances with the Custodian or its affiliates. These balances are presented as cash on each Portfolio’s Statement of Assets and Liabilities.

Note 5	Distribution Plans

The Trust, on behalf of each Portfolio, has entered into distribution agreements with Equitable Distributors, LLC, an indirect wholly-owned subsidiary of Equitable Financial and an affiliate of EIM, pursuant to which the Distributor serves as the principal underwriter of the Class IA, Class IB and Class K shares of the Trust. The Trust has adopted in the manner prescribed under Rule 12b-1 under the 1940 Act a plan of distribution pertaining to each of Class IA and Class IB shares of the Trust (“Distribution Plans”). The Distribution Plans provide that the Distributor will be entitled to receive a maximum distribution fee at the annual rate of 0.25% of the average daily net assets attributable to the Trust’s Class IA and Class IB shares for which it provides service.

Note 6	Expense Limitation

EIM has contractually agreed to limit the expenses of certain Portfolios (exclusive of taxes, interest, brokerage commissions, capitalized expenses, acquired fund fees and expenses (with respect to certain Portfolios) and extraordinary expenses) through April 30, 2022 (unless the Board consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”), pursuant to which EIM has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses do not exceed the following annual rates:

Portfolios:	Maximum Annual Operating Expense Limit
	Class IA+		Class IB+		Class K
EQ/All Asset Growth Allocation	1.25	%*	1.25	%*	1.00	%*
EQ/Ultra Conservative Strategy	0.95	*	0.95	*	0.70	*

1610

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

Portfolios:	Maximum Annual Operating Expense Limit
	Class IA+		Class IB+		Class K
EQ/Conservative Strategy	0.95	%*	0.95	%*	0.70	%*
EQ/Conservative Growth Strategy	1.00	*	1.00	*	0.75	*
EQ/Balanced Strategy	1.05	*	1.05	*	0.80	*
EQ/Moderate Growth Strategy	1.10	*	1.10	*	0.85	*
EQ/Growth Strategy	1.10	*	1.10	*	0.85	*
EQ/Aggressive Growth Strategy	N/A		1.15	*	0.90	*
1290 VT Energy	N/A		0.90	*	0.65	*
1290 VT Low Volatility Global Equity	N/A		0.90	*	0.65	*
1290 VT Moderate Growth Allocation	N/A		1.10	*	0.85	*
1290 VT Multi-Alternative Strategies	N/A		1.65	*	1.40	*
1290 VT Convertible Securities	N/A		1.15	*	0.90	*
1290 VT DoubleLine Dynamic Allocation	N/A		1.20	*	0.95	*
1290 VT DoubleLine Opportunistic Bond	N/A		0.95	*	0.70	*
1290 VT Equity Income	0.95		0.95		0.70
1290 VT GAMCO Mergers & Acquisitions	1.25		1.25		1.00
1290 VT GAMCO Small Company Value	1.10		1.10		0.85
1290 VT High Yield Bond	N/A		1.00		0.75
1290 VT Micro Cap	N/A		1.15		0.90
1290 VT Natural Resources	N/A		0.90		0.65
1290 VT Real Estate	N/A		0.90		0.65
1290 VT Small Cap Value	N/A		1.15		0.90
1290 VT SmartBeta Equity	N/A		1.10		0.85
1290 VT Socially Responsible	1.15		1.15		0.90
ATM Large Cap Managed Volatility	0.85		0.85		0.60
ATM Mid Cap Managed Volatility	0.85		0.85		0.60
ATM Small Cap Managed Volatility	0.85		0.85		0.60
ATM International Managed Volatility	N/A		0.90		0.65
EQ/500 Managed Volatility	0.85		0.85		0.60
EQ/400 Managed Volatility	0.85		0.85		0.60
EQ/2000 Managed Volatility	0.85		0.85		0.60
EQ/International Managed Volatility	N/A		0.90		0.65
EQ/AB Dynamic Aggressive Growth	N/A		1.20	*	0.95	*
EQ/AB Dynamic Growth	N/A		1.20	*	0.95	*
EQ/AB Dynamic Moderate Growth	1.20	*	1.20	*	0.95	*
EQ/AB Short Duration Government Bond	0.80		0.80		0.55
EQ/AB Small Cap Growth	1.00		1.00		0.75
EQ/American Century Mid Cap Value	N/A		1.00	*	0.75	*
EQ/American Century Moderate Growth Allocation	N/A		1.20	*	0.95	*
EQ/AXA Investment Managers Moderate Allocation	N/A		1.20	*	0.95	*
EQ/BlackRock Basic Value Equity	0.95		0.95		0.70
EQ/Capital Group Research	0.97		0.97		0.72
EQ/ClearBridge Large Cap Growth	1.00		1.00		0.75
EQ/Clearbridge Select Equity Managed Volatility	1.05		1.05		0.80
EQ/Common Stock Index	0.68		0.68		0.43
EQ/Core Bond Index	0.65		0.65		0.40
EQ/Emerging Markets Equity PLUS	N/A		1.20		0.95
EQ/Equity 500 Index	0.55		0.55		0.30
EQ/Fidelity Institutional AM® Large Cap	N/A		0.87	*	0.62	*
EQ/First Trust Moderate Growth Allocation	N/A		1.20	*	0.95	*
EQ/Franklin Balanced Managed Volatility	1.05		1.05		0.80
EQ/Franklin Rising Dividends	N/A		0.87	*	0.62	*

1611

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

Portfolios:	Maximum Annual Operating Expense Limit
	Class IA+		Class IB+		Class K
EQ/Franklin Small Cap Value Managed Volatility	1.05%		1.05%		0.80%
EQ/Franklin Strategic Income	N/A		0.93	*	0.68	*
EQ/Global Bond PLUS	0.95		0.95		0.70
EQ/Global Equity Managed Volatility	1.10		1.10		0.85
EQ/Goldman Sachs Growth Allocation	N/A		1.20	*	0.95	*
EQ/Goldman Sachs Mid Cap Value	N/A		1.09	*	0.84	*
EQ/Goldman Sachs Moderate Growth Allocation	N/A		1.20	*	0.95	*
EQ/Intermediate Government Bond	0.65		0.65		0.40
EQ/International Core Managed Volatility	1.05		1.05		0.80
EQ/International Equity Index	0.79	*	0.79	*	0.54	*
EQ/International Value Managed Volatility	1.05		1.05		0.80
EQ/Invesco Comstock	1.00		1.00		0.75
EQ/Invesco Global	1.15		1.15		0.90
EQ/Invesco Global Real Estate	N/A		1.20	*	0.95	*
EQ/Invesco International Growth	N/A		1.15	*	0.90	*
EQ/Invesco Moderate Allocation	N/A		1.20	*	0.95	*
EQ/Invesco Moderate Growth Allocation	N/A		1.20	*	0.95	*
EQ/Janus Enterprise	1.05		1.05		0.80
EQ/JPMorgan Growth Allocation	N/A		1.20	*	0.95	*
EQ/JPMorgan Value Opportunities	1.00		1.00		0.75
EQ/Large Cap Core Managed Volatility	0.90		0.90		0.65
EQ/Large Cap Growth Managed Volatility	0.90		0.90		0.65
EQ/Large Cap Value Managed Volatility	0.90		0.90		0.65
EQ/Lazard Emerging Markets Equity	N/A		1.35	*	1.10	*
EQ/Legg Mason Growth Allocation	N/A		1.20	*	0.95	*
EQ/Legg Mason Moderate Allocation	N/A		1.20	*	0.95	*
EQ/Loomis Sayles Growth	1.05		1.05		0.80
EQ/MFS International Growth	1.15		1.15		0.90
EQ/MFS International Intrinsic Value	N/A		1.15	*	0.90	*
EQ/MFS Mid Cap Focused Growth	N/A		1.10	*	0.85	*
EQ/MFS Technology	N/A		1.14	*	0.89	*
EQ/MFS Utilities Series	N/A		1.05	*	0.80	*
EQ/Mid Cap Value Managed Volatility	1.00		1.00		0.75
EQ/Morgan Stanley Small Cap Growth	N/A		1.15		0.90
EQ/PIMCO Global Real Return	N/A		0.90		0.65
EQ/PIMCO Real Return	N/A		0.75	*	0.50	*
EQ/PIMCO Total Return	N/A		0.75	*	0.50	*
EQ/PIMCO Ultra Short Bond	0.80		0.80		0.55
EQ/Quality Bond PLUS	0.85		0.85		0.60
EQ/T. Rowe Price Growth Stock	1.00		1.00		0.75
EQ/T. Rowe Price Health Sciences	N/A		1.20	*	0.95	*
EQ/Wellington Energy	N/A		1.19	*	0.94	*
Multimanager Aggressive Equity	1.00		1.00		0.75
Multimanager Core Bond	0.90		0.90		0.65
Multimanager Technology	1.18		1.18		0.93

*	For purposes of calculating the Maximum Annual Operating Expense Limit, Acquired Fund Fees and Expenses are included in Portfolio Operating Expenses.
+	Includes amounts payable pursuant to Rule 12b-1 under the 1940 Act.
N/A	This class of shares of the Portfolio either is not registered or is registered but not currently offered for sale.

1612

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

Prior to September 30, 2020, EIM had agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, acquired fund fees and expenses (with respect to certain Portfolios), other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of each Portfolio’s business), did not exceed the following annualized rates:

Portfolios:	Maximum Annual Operating Expense Limit
	Class IA+	Class IB+		Class K
EQ/ClearBridge Large Cap Growth	1.05	1.05		0.80
EQ/Core Bond Index	0.72	0.72		0.47
EQ/Franklin Small Cap Value Managed Volatility	1.10	1.10		0.85
EQ/Invesco Global Real Estate	N/A	1.27	*	1.02	*
EQ/Invesco International Growth	N/A	1.18	*	0.93	*
EQ/Lazard Emerging Markets Equity	N/A	1.38	*	1.13	*
EQ/PIMCO Global Real Return	N/A	1.00		0.75

*	For purposes of calculating the Maximum Annual Operating Expense Limit, Acquired Fund Fees and Expenses are included in Portfolio Operating Expenses.
+	Includes amounts payable pursuant to Rule 12b-1 under the 1940 Act.
N/A	This class of shares of the Portfolio either is not registered or is registered but not currently offered for sale.

Prior to September 30, 2020, 1290 VT GAMCO Mergers & Acquisitions, EQ/Common Stock Index, EQ/Equity 500 Index and EQ/Intermediate Government Bond did not have an annual operating expense limit.

Prior to August 31, 2020, EIM had agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses of the Multimanager Technology Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, acquired fund fees and expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business), did not exceed the following annualized rates:

Portfolios:	Maximum Annual Operating Expense Limit
	Class IA+	Class IB+	Class K
Multimanager Technology	1.20	1.20	0.95

+	Includes amounts payable pursuant to Rule 12b-1 under the 1940 Act.

Prior to June 12, 2020, EIM had agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses of the 1290 VT SmartBeta Equity Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business), did not exceed the following annualized rates:

Portfolios:	Maximum Annual Operating Expense Limit
	Class IA+	Class IB+	Class K
1290 VT SmartBeta Equity	N/A	1.15	0.90

+	Includes amounts payable pursuant to Rule 12b-1 under the 1940 Act.
N/A	This class of shares of the Portfolio either is not registered or is registered but not currently offered for sale.

1613

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

Prior to June 6, 2020, EIM had agreed to make payments or waive its management, administrative and other fees so that the annual operating expenses of the EQ/All Asset Growth Allocation Portfolio (other than interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, other expenditures that are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business), did not exceed the following annualized rates:

Portfolios:	Maximum Annual Operating Expense Limit
	Class IA+		Class IB+		Class K
EQ/All Asset Growth Allocation	1.35	%*	1.35	%*	1.10	%*

*	For purposes of calculating the Maximum Annual Operating Expense Limit, Acquired Fund Fees and Expenses are included in Portfolio Operating Expenses.
+	Includes amounts payable pursuant to Rule 12b-1 under the 1940 Act.

EIM first waives its management fees, then waives its administration fees, and then reimburses the Portfolio’s expenses out of its own resources. Each Portfolio may at a later date reimburse EIM for management fees waived or other expenses assumed and paid for by EIM pursuant to the Expense Limitation Agreement within three years of payments or waivers being recorded, provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits mentioned above for the respective period. Consequently, no reimbursement by a Portfolio will be made unless the Portfolio’s total annual expense ratio is less than the respective percentages stated above for the respective period. Any reimbursement will be based on the earliest fees waived or assumed by EIM. Reimbursements during the period are presented as Recoupment Fees in the Statement of Operations. During the year ended December 31, 2020, the following Portfolios incurred Recoupment Fees:

Portfolios:	Recoupment Fees
EQ/Ultra Conservative Strategy	$71,799
EQ/Conservative Growth Strategy	83,854
EQ/AB Dynamic Growth	35,169
EQ/BlackRock Basic Value Equity	79
EQ/Invesco International Growth	4,696

$195,597

EIM voluntarily agreed to forgo recoupment of fees waived or expenses assumed prior to June 30, 2020 for each Portfolio. At December 31, 2020, under the Expense Limitation Agreement, the amount eligible for potential recoupment from each Portfolio, and its respective expiration year, is as follows:

Portfolios:	2021	2022	2023	Total Eligible For Recoupment
EQ/All Asset Growth Allocation	$—	$—	$33,539	$33,539
EQ/Ultra Conservative Strategy	—	—	22,992	22,992
EQ/Conservative Strategy	—	—	56,311	56,311
1290 VT Energy	—	—	86,161	86,161
1290 VT Low Volatility Global Equity	—	—	71,183	71,183
1290 VT Moderate Growth Allocation	—	—	48,374	48,374
1290 VT Multi-Alternative Strategies	—	—	51,043	51,043
1290 VT Convertible Securities	—	—	69,915	69,915
1290 VT DoubleLine Dynamic Allocation	—	—	39,568	39,568
1290 VT DoubleLine Opportunistic Bond	—	—	144,446	144,446

1614

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

Portfolios:	2021	2022	2023	Total Eligible For Recoupment
1290 VT Equity Income	$—	$—	$445,267	$445,267
1290 VT GAMCO Mergers & Acquisitions	—	—	31,231	31,231
1290 VT High Yield Bond	—	—	88,513	88,513
1290 VT Micro Cap	—	—	183,391	183,391
1290 VT Natural Resources	—	—	89,186	89,186
1290 VT Real Estate	—	—	112,277	112,277
1290 VT Small Cap Value	—	—	183,230	183,230
1290 VT SmartBeta Equity	—	—	71,438	71,438
ATM Mid Cap Managed Volatility	—	—	53,007	53,007
ATM Small Cap Managed Volatility	—	—	36,392	36,392
EQ/400 Managed Volatility	—	—	14,600	14,600
EQ/AB Dynamic Aggressive Growth	—	—	77,483	77,483
EQ/AB Dynamic Growth	—	—	673	673
EQ/AB Short Duration Government Bond	—	—	60,109	60,109
EQ/American Century Mid Cap Value	—	—	766,842	766,842
EQ/American Century Moderate Growth Allocation	—	—	60,293	60,293
EQ/AXA Investment Managers Moderate Allocation	—	—	54,709	54,709
EQ/Capital Group Research	—	—	169,450	169,450
EQ/ClearBridge Large Cap Growth	—	—	35,372	35,372
EQ/ClearBridge Select Equity Managed Volatility	—	—	113,659	113,659
EQ/Common Stock Index	—	—	79,217	79,217
EQ/Core Bond Index	—	—	405,875	405,875
EQ/Emerging Markets Equity PLUS	—	—	73,503	73,503
EQ/Equity 500 Index	—	—	393,382	393,382
EQ/Fidelity Institutional AM® Large Cap	—	—	233,598	233,598
EQ/First Trust Moderate Growth Allocation	—	—	60,771	60,771
EQ/Franklin Balanced Managed Volatility	—	—	67,281	67,281
EQ/Franklin Rising Dividends	—	—	132,668	132,668
EQ/Franklin Small Cap Value Managed Volatility	—	—	82,732	82,732
EQ/Franklin Strategic Income	—	—	123,224	123,224
EQ/Global Bond PLUS	—	—	66,603	66,603
EQ/Global Equity Managed Volatility	—	—	557,277	557,277
EQ/Goldman Sachs Growth Allocation	—	—	74,636	74,636
EQ/Goldman Sachs Mid Cap Value	—	—	66,826	66,826
EQ/Goldman Sachs Moderate Growth Allocation	—	—	128,510	128,510
EQ/Intermediate Government Bond	—	—	367,371	367,371
EQ/International Equity Index	—	—	122,076	122,076
EQ/Invesco Comstock	—	—	57,413	57,413
EQ/Invesco Global	—	—	188,677	188,677
EQ/Invesco Global Real Estate	—	—	26,898	26,898
EQ/Invesco International Growth	—	—	15,471	15,471
EQ/Invesco Moderate Allocation	—	—	81,781	81,781
EQ/Invesco Moderate Growth Allocation	—	—	73,076	73,076
EQ/Janus Enterprise	—	—	31,111	31,111
EQ/JPMorgan Growth Allocation	—	—	83,208	83,208
EQ/Lazard Emerging Markets Equity	—	—	194,130	194,130
EQ/Legg Mason Growth Allocation	—	—	58,104	58,104
EQ/Legg Mason Moderate Allocation	—	—	73,050	73,050
EQ/Loomis Sayles Growth	—	—	279,474	279,474
EQ/MFS International Growth	—	—	421,201	421,201
EQ/MFS International Intrinsic Value	—	—	428,573	428,573

1615

EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

Portfolios:	2021	2022	2023	Total Eligible For Recoupment
EQ/MFS Mid Cap Focused Growth	$—	$—	$282,065	$282,065
EQ/MFS Utilities Series	—	—	125,251	125,251
EQ/Morgan Stanley Small Cap Growth	—	—	230,097	230,097
EQ/PIMCO Global Real Return	—	—	135,057	135,057
EQ/PIMCO Real Return	—	—	157,024	157,024
EQ/PIMCO Total Return	—	—	297,275	297,275
EQ/PIMCO Ultra Short Bond	—	—	478,065	478,065
EQ/T. Rowe Price Growth Stock	—	—	809,417	809,417
EQ/T. Rowe Price Health Sciences	—	—	172,362	172,362
EQ/Wellington Energy	—	—	72,601	72,601
Multimanager Core Bond	—	—	487,265	487,265
Multimanager Technology	—	—	1,147,346	1,147,346

During the year ended December 31, 2020, EIM voluntarily waived fees for certain Portfolios. These amounts are included in voluntary waiver from investment adviser on the Statement of Operations for each Portfolio and are not eligible for recoupment.

During the year ended December 31, 2020, the Distributor voluntarily waived $2,460,545 of distribution fees for the EQ/Money Market Portfolio’s Class IA and Class IB shares. This amount is not eligible for recoupment.

Note 7	Percentage of Ownership by Affiliates

At December 31, 2020, Equitable Financial held investments in each of the Portfolios as follows:

Portfolio:	Percentage of Ownership
1290 VT Convertible Securities	38%
1290 VT Energy	20
1290 VT Moderate Growth Allocation	8
1290 VT Multi-Alternative Strategies	84
EQ/American Century Moderate Growth Allocation	18
EQ/AXA Investment Managers Moderate Allocation	36
EQ/First Trust Moderate Growth Allocation	18
EQ/Goldman Sachs Growth Allocation	3
EQ/Invesco Moderate Growth Allocation	17
EQ/Legg Mason Growth Allocation	20

Shares of the Portfolios may be held as underlying investments by the EQ/All Asset Growth Allocation Portfolio, the Strategic Allocation Series Portfolios of the Trust, and each series of the EQ Premier VIP Trust. The following tables represent the percentage of ownership that each of the EQ/All Asset Growth Allocation Portfolio, Strategic Allocation Series Portfolios, and each series of the EQ Premier VIP Trust has in each respective Portfolio’s net assets as of December 31, 2020.

Portfolios:	EQ/All Asset Growth Allocation
1290 VT Low Volatility Global Equity	76.49%
1290 VT Convertible Securities	35.27
1290 VT DoubleLine Opportunistic Bond	1.62
1290 VT Equity Income	1.75
1290 VT GAMCO Mergers & Acquisitions	11.78
1290 VT GAMCO Small Company Value	0.93
1290 VT High Yield Bond	6.19

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December 31, 2020

Portfolios:	EQ/All Asset Growth Allocation
1290 VT Natural Resources	53.96%
1290 VT Real Estate	55.85
EQ/AB Small Cap Growth	1.74
EQ/BlackRock Basic Value Equity	1.06
EQ/Emerging Markets Equity PLUS	11.49
EQ/Global Bond PLUS	9.81
EQ/Intermediate Government Bond	0.07
EQ/International Equity Index	0.70
EQ/Invesco Comstock	8.74
EQ/Janus Enterprise	0.18
EQ/JPMorgan Value Opportunities	2.70
EQ/Loomis Sayles Growth	3.09
EQ/MFS International Growth	2.70
EQ/PIMCO Global Real Return	14.89
EQ/PIMCO Ultra Short Bond	0.70
EQ/T. Rowe Price Growth Stock	1.09
Multimanager Core Bond	0.78

Portfolios:	EQ/Ultra Conservative Strategy	EQ/ Conservative Strategy	EQ/ Conservative Growth Strategy	EQ/ Balanced Strategy	EQ/ Moderate Growth Strategy	EQ/ Growth Strategy	EQ/ Aggressive Growth Strategy
EQ/500 Managed Volatility	0.66%	1.16%	4.03%	11.49%	27.62%	24.91%	27.81%
EQ/400 Managed Volatility	0.63	0.73	2.28	5.99	15.92	14.19	15.55
EQ/2000 Managed Volatility	0.62	1.05	3.67	10.51	25.04	22.51	23.97
EQ/International Managed Volatility	0.64	1.14	3.90	11.14	26.88	24.36	27.37
EQ/AB Short Duration Government Bond	—	5.57	7.17	13.53	21.63	12.39	7.40
EQ/Core Bond Index	—	3.84	5.00	9.46	15.18	8.61	5.33
EQ/Intermediate Government Bond	11.20	3.99	5.23	9.91	15.67	9.03	5.78

Portfolios:	EQ/ Conservative Allocation	EQ/ Conservative- Plus Allocation	EQ/ Moderate Allocation	EQ/ Moderate- Plus Allocation	EQ/ Aggressive Allocation
1290 VT DoubleLine Opportunistic Bond	10.62%	7.92%	38.70%	27.78%	3.80%
1290 VT Equity Income	1.61	2.71	17.42	26.91	14.66
1290 VT GAMCO Small Company Value	0.06	0.23	2.33	5.57	2.49
1290 VT High Yield Bond	6.72	5.51	27.59	17.82	2.16
1290 VT Micro Cap	1.04	2.97	25.50	47.64	21.17
1290 VT Small Cap Value	—	1.65	15.65	27.85	9.15
ATM Large Cap Managed Volatility	2.42	4.08	26.63	43.53	23.34

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December 31, 2020

Portfolios:	EQ/ Conservative Allocation	EQ/ Conservative- Plus Allocation	EQ/ Moderate Allocation	EQ/ Moderate- Plus Allocation	EQ/ Aggressive Allocation
ATM Mid Cap Managed Volatility	6.08%	9.99%	30.74%	34.84%	18.37%
ATM Small Cap Managed Volatility	0.49	2.42	24.50	50.12	22.47
ATM International Managed Volatility	1.04	2.94	27.74	45.40	22.87
EQ/AB Small Cap Growth	0.14	0.68	6.23	13.98	5.59
EQ/American Century Mid Cap Value	0.57	1.17	6.54	6.13	1.87
EQ/BlackRock Basic Value Equity	0.51	0.87	5.60	9.56	5.60
EQ/Core Bond Index	3.05	2.39	11.70	8.66	1.03
EQ/Franklin Small Cap Value Managed Volatility	—	1.21	14.81	30.11	14.38
EQ/Global Bond PLUS	8.43	6.61	32.55	4.72	—
EQ/Global Equity Managed Volatility	0.29	0.79	7.61	13.09	7.08
EQ/Intermediate Government Bond	3.70	2.94	14.70	10.84	1.33
EQ/International Core Managed Volatility	0.28	0.75	7.22	11.77	5.51
EQ/International Equity Index	0.05	0.11	0.70	0.48	0.47
EQ/International Value Managed Volatility	0.54	1.27	12.83	17.38	9.21
EQ/Janus Enterprise	0.44	0.98	2.92	3.70	1.08
EQ/JPMorgan Value Opportunities	1.15	1.93	13.05	21.70	8.36
EQ/Large Cap Core Managed Volatility	0.71	1.25	8.40	14.70	7.70
EQ/Large Cap Growth Index	0.09	0.12	0.54	0.95	0.40
EQ/Large Cap Growth Managed Volatility	0.19	0.34	2.18	3.48	2.31
EQ/Large Cap Value Managed Volatility	0.21	0.53	3.56	5.87	3.34
EQ/Loomis Sayles Growth	0.85	1.30	9.46	14.97	9.31
EQ/MFS International Growth	0.59	1.58	15.07	25.99	13.88
EQ/Morgan Stanley Small Cap Growth	0.44	1.66	15.66	33.67	15.79
EQ/PIMCO Ultra Short Bond	9.56	7.69	37.85	27.12	2.62
EQ/Quality Bond PLUS	2.58	2.43	12.13	9.38	1.01
EQ/T. Rowe Price Growth Stock	0.14	0.27	1.89	2.97	1.05
Multimanager Core Bond	7.04	6.25	30.48	21.93	2.53

Portfolios:	Target 2015 Allocation	Target 2025 Allocation	Target 2035 Allocation	Target 2045 Allocation	Target 2055 Allocation
1290 VT High Yield Bond	1.85%	5.27%	3.44%	1.84%	0.19%
EQ/American Century Mid Cap Value	0.26	1.02	0.58	0.49	0.06
EQ/BlackRock Basic Value Equity	0.07	0.27	0.27	0.28	0.14
EQ/Core Bond Index	0.13	0.31	0.18	0.08	0.01
EQ/Emerging Markets Equity PLUS	1.95	12.09	14.17	12.73	4.17
EQ/Equity 500 Index	0.11	0.68	0.92	0.87	0.29
EQ/Global Bond PLUS	1.58	4.03	2.40	1.01	—
EQ/International Equity Index	0.17	1.18	1.47	1.38	0.45
EQ/Janus Enterprise	0.10	0.33	0.20	0.15	0.01
EQ/MFS International Growth	0.13	0.77	1.06	0.98	0.42
EQ/PIMCO Ultra Short Bond	0.24	0.60	0.35	0.16	—
EQ/Quality Bond PLUS	0.35	0.84	0.50	0.23	—
EQ/Small Company Index	0.11	1.00	1.47	1.36	0.53
Multimanager Aggressive Equity	0.05	0.21	0.16	0.15	0.10

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December 31, 2020

The Portfolios are permitted to purchase or sell securities from or to certain affiliated entities under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any such securities transactions comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the independent current market price. The 17a-7 transactions which are material to the Portfolios are reflected in the Portfolio of Investments.

Note 8	Substitution, Reorganization and In-Kind Transaction

The following transactions occurred during 2020:

After the close of business on June 5, 2020, EQ/All Asset Growth Allocation Portfolio acquired the net assets of the CharterSM Aggressive Growth Portfolio, CharterSM Growth Portfolio, CharterSM Moderate Portfolio and CharterSM Moderate Growth Portfolio, each a series of the EQ Premier VIP Trust, pursuant to Plans of Reorganization and Termination as approved by contractholders on May 22, 2020. For U.S. GAAP purposes, each of these transactions was treated as a taxable merger, whereby assets received and shares issued by EQ/All Asset Growth Allocation Portfolio were recorded at fair value. The purpose of each merger was to combine funds managed by EIM with similar investment objectives.

The merger with CharterSM Aggressive Growth Portfolio was accomplished by EQ/All Asset Growth Allocation Portfolio issuing 715,460 Class IB shares (valued at $14,542,181) in exchange for 1,488,888 Class B shares of the CharterSM Aggressive Growth Portfolio. Cash in the amount of $14,573,384 held by CharterSM Aggressive Growth Portfolio was the principal asset acquired by EQ/All Asset Growth Allocation Portfolio. CharterSM Aggressive Growth Portfolio’s net assets at the merger date of $14,542,181 were combined with those of EQ/All Asset Growth Allocation Portfolio.

The merger with CharterSM Growth Portfolio was accomplished by EQ/All Asset Growth Allocation Portfolio issuing 1,095,212 Class IB shares (valued at $22,260,869) in exchange for 2,275,637 Class B shares of the CharterSM Growth Portfolio. Cash in the amount of $22,290,594 held by CharterSM Growth Portfolio was the principal asset acquired by EQ/All Asset Growth Allocation Portfolio. CharterSM Growth Portfolio’s net assets at the merger date of $22,260,869 were combined with those of EQ/All Asset Growth Allocation Portfolio.

The merger with CharterSM Moderate Portfolio was accomplished by EQ/All Asset Growth Allocation Portfolio issuing 1,739,444 Class IB shares (valued at $35,355,287) in exchange for 3,490,377 Class B shares of the CharterSM Moderate Portfolio. Cash in the amount of $35,403,181 held by CharterSM Moderate Portfolio was the principal asset acquired by EQ/All Asset Growth Allocation Portfolio. CharterSM Moderate Portfolio’s net assets at the merger date of $35,355,287 were combined with those of EQ/All Asset Growth Allocation Portfolio.

The merger with CharterSM Moderate Growth Portfolio was accomplished by EQ/All Asset Growth Allocation Portfolio issuing 1,672,743 Class IB shares (valued at $33,999,564) in exchange for 3,372,269 Class B shares of the CharterSM Moderate Growth Portfolio. Cash in the amount of $34,041,299 held by CharterSM Moderate Growth Portfolio was the principal asset acquired by EQ/All Asset Growth Allocation Portfolio. CharterSM Moderate Growth Portfolio’s net assets at the merger date of $33,999,564 were combined with those of EQ/All Asset Growth Allocation Portfolio.

Assuming the four acquisitions described above had been completed January 1, 2020, the beginning of the annual reporting period of EQ/All Asset Growth Allocation Portfolio, pro forma results of operations for the year ended December 31, 2020 would have resulted in a net investment income of $3,548,043 and net realized and unrealized gain of $43,131,046 resulting in an increase in net assets from operations of $46,679,089. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the CharterSM Aggressive Growth Portfolio, CharterSM Growth Portfolio, CharterSM Moderate Portfolio and CharterSM Moderate Growth Portfolio that have been included in EQ/All Asset Growth Allocation Portfolio’s Statement of Operations since the merger date.

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December 31, 2020

Prior to the four combinations described above, the net assets of the EQ/All Asset Growth Allocation Portfolio totaled $322,379,398. Immediately after the combinations, the net assets of the EQ/All Asset Growth Allocation Portfolio totaled $428,537,299.

After the close of business on June 5, 2020, EQ/Aggressive Growth Strategy Portfolio acquired the net assets of the EQ/Franklin Templeton Allocation Managed Volatility Portfolio, a series of the Trust, pursuant to a Plan of Reorganization and Termination as approved by contractholders on May 22, 2020. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by EIM with similar investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the EQ/Aggressive Growth Strategy Portfolio issuing 61,180,823 Class IB shares (valued at $967,917,134) in exchange for 138,760,390 Class IB shares of the EQ/Franklin Templeton Allocation Managed Volatility Portfolio. The securities held by EQ/Franklin Templeton Allocation Managed Volatility Portfolio, with a fair value of $418,141,319 and identified cost of $398,080,557, and cash in the amount of $550,118,074, at June 5, 2020, were the principal assets acquired by EQ/Aggressive Growth Strategy Portfolio. For U.S. GAAP purposes, assets received and shares issued by EQ/Aggressive Growth Strategy Portfolio were recorded at fair value; however, the cost basis of the investments from EQ/Franklin Templeton Allocation Managed Volatility Portfolio was carried forward to align ongoing reporting of EQ/Aggressive Growth Strategy Portfolio’s realized and unrealized gains and losses with amounts distributable to contract holders for tax purposes. EQ/Franklin Templeton Allocation Managed Volatility Portfolio’s net assets at the merger date of $967,917,134, including $20,060,762 of unrealized appreciation, $(1,275,612) of undistributed net investment loss and $(468,023) of undistributed net realized loss on investments, were combined with those of EQ/Aggressive Growth Strategy Portfolio. Assuming the acquisition had been completed January 1, 2020, the beginning of the annual reporting period of EQ/Aggressive Growth Strategy Portfolio, pro forma results of operations for the year ended December 31, 2020 would have resulted in a net investment income of $40,156,042 and net realized and unrealized gain of $569,110,282 resulting in an increase in net assets from operations of $609,266,324. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/Franklin Templeton Allocation Managed Volatility Portfolio that have been included in EQ/Aggressive Growth Strategy Portfolio’s Statement of Operations since the merger date. Prior to the combination, the net assets of the EQ/Aggressive Growth Strategy Portfolio totaled $3,990,090,801. Immediately after the combination, the net assets of the EQ/Aggressive Growth Strategy Portfolio totaled $4,958,007,935.

After the close of business on June 5, 2020, EQ/Capital Group Research Portfolio acquired the net assets of the EQ/UBS Growth and Income Portfolio, a series of the Trust, pursuant to a Plan of Reorganization and Termination as approved by contractholders on May 22, 2020. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by EIM with similar investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the EQ/Capital Group Research Portfolio issuing 3,579,588 Class IB shares (valued at $97,316,445) in exchange for 11,022,585 Class IB shares of the EQ/UBS Growth and Income Portfolio. The securities held by EQ/UBS Growth and Income Portfolio, with a fair value of $49,860,039 and identified cost of $35,642,787, and cash in the amount of $47,488,529, at June 5, 2020, were the principal assets acquired by EQ/Capital Group Research Portfolio. For U.S. GAAP purposes, assets received and shares issued by EQ/Capital Group Research Portfolio were recorded at fair value; however, the cost basis of the investments from EQ/UBS Growth and Income Portfolio was carried forward to align ongoing reporting of EQ/Capital Group Research Portfolio’s realized and unrealized gains and losses with amounts distributable to contractholders for tax purposes. EQ/UBS Growth and Income Portfolio’s net assets at the merger date of $97,316,445. Including $14,217,252 of unrealized appreciation, $26,997 of undistributed net investment income and $(207,456) of undistributed net realized loss on investments, were combined with those of EQ/Capital Group Research Portfolio. Assuming the acquisition had been completed January 1, 2020, the beginning of the annual reporting period of EQ/Capital Group Research Portfolio, pro forma

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

results of operations for the year ended December 31, 2020 would have resulted in a net investment income of $655,735 and net realized and unrealized gain of $99,779,871 resulting in a increase in net assets from operations of $100,435,606. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/UBS Growth and Income Portfolio that have been included in EQ/Capital Group Research Portfolio’s Statement of Operations since the merger date. Prior to the combination, the net assets of the EQ/Capital Group Research Portfolio totaled $422,592,961. Immediately after the combination, the net assets of the EQ/Capital Group Research Portfolio totaled $519,909,406.

After the close of business on June 5, 2020, EQ/Janus Enterprise Portfolio acquired the net assets of the Multimanager Mid Cap Growth Portfolio, a series of the Trust, pursuant to a Plan of Reorganization and Termination as approved by contractholders on May 22, 2020. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by EIM with similar investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the EQ/Janus Enterprise Portfolio issuing 694,458 Class IA shares, 6,697,571 Class IB shares and 4,763,159 Class K shares (valued at $14,434,784, $137,001,812 and $101,116,936, respectively) in exchange for 1,333,057 Class IA shares, 13,620,627 Class IB shares and 9,055,850 Class K shares of the Multimanager Mid Cap Growth Portfolio. The securities held by Multimanager Mid Cap Growth Portfolio, with a fair value of $251,560,985 and identified cost of $169,497,269, and cash in the amount of $1,102,428, at June 5, 2020, were the principal assets acquired by EQ/Janus Enterprise Portfolio. For U.S. GAAP purposes, assets received and shares issued by EQ/Janus Enterprise Portfolio were recorded at fair value; however, the cost basis of the investments from Multimanager Mid Cap Growth Portfolio was carried forward to align ongoing reporting of EQ/Janus Enterprise Portfolio’s realized and unrealized gains and losses with amounts distributable to contractholders for tax purposes. Multimanager Mid Cap Growth Portfolio’s net assets at the merger date of $252,553,532, including $82,063,716 of unrealized appreciation, $(227,259) of undistributed net investment loss and $(686,940) of undistributed net realized loss on investments, were combined with those of EQ/Janus Enterprise Portfolio. Assuming the acquisition had been completed January 1, 2020, the beginning of the annual reporting period of EQ/Janus Enterprise Portfolio, pro forma results of operations for the year ended December 31, 2020 would have resulted in a net investment loss of $(2,164,574) and net realized and unrealized gain of $269,652,120 resulting in a increase in net assets from operations of $267,487,546. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the Multimanager Mid Cap Growth Portfolio that have been included in EQ/Janus Enterprise Portfolio’s Statement of Operations since the merger date. Prior to the combination, the net assets of the EQ/Janus Enterprise Portfolio totaled $1,034,186,908. Immediately after the combination, the net assets of the EQ/Janus Enterprise Portfolio totaled $1,286,740,440.

After the close of business on June 5, 2020, EQ/MFS Technology Portfolio acquired the net assets of the EQ/MFS Technology II Portfolio, a series of the Trust, pursuant to a Plan of Reorganization and Termination as approved by contractholders on May 22, 2020. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by EIM with substantially similar investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the EQ/MFS Technology Portfolio issuing 7,349,036 Class IB shares (valued at $ 186,754,391) in exchange for 5,111,416 Class IB shares of the EQ/MFS Technology II Portfolio. The securities held by EQ/MFS Technology II Portfolio, with a fair value of $190,201,810 and identified cost of $150,813,331 at June 5, 2020, were the principal assets acquired by EQ/MFS Technology Portfolio. For U.S. GAAP purposes, assets received and shares issued by EQ/MFS Technology Portfolio were recorded at fair value; however, the cost basis of the investments from EQ/MFS Technology II Portfolio was carried forward to align ongoing reporting of EQ/MFS Technology Portfolio’s realized and unrealized gains and losses with amounts distributable to contractholders for tax purposes. EQ/MFS Technology II Portfolio’s net assets at the merger date

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

of $186,754,391, including $39,388,479 of unrealized appreciation, $(536,369) of undistributed net investment loss and $(1,066,030) of undistributed net realized loss on investments, were combined with those of EQ/MFS Technology Portfolio. Assuming the acquisition had been completed January 1, 2020, the beginning of the annual reporting period of EQ/MFS Technology Portfolio, pro forma results of operations for the year ended December 31, 2020 would have resulted in a net investment loss of $(4,036,044) and net realized and unrealized gain of $214,851,966 resulting in an increase in net assets from operations of $210,815,922. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/MFS Technology II Portfolio that have been included in EQ/MFS Technology Portfolio’s Statement of Operations since the merger date. Prior to the combination, the net assets of the EQ/MFS Technology Portfolio totaled $318,579,065. Immediately after the combination, the net assets of the EQ/MFS Technology Portfolio totaled $505,333,456.

After the close of business on June 12, 2020, 1290 VT SmartBeta Equity Portfolio acquired the net assets of the EQ/Templeton Global Equity Managed Volatility Portfolio, a series of the Trust, pursuant to a Plan of Reorganization and Termination as approved by contractholders on May 22, 2020. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by EIM with similar investment objectives. The reorganization was accomplished by a taxable exchange resulting in the 1290 VT SmartBeta Equity Portfolio issuing 20,056,039 Class IB shares and 1,740,982 Class K shares (valued at $269,145,212 and $23,396,616, respectively) in exchange for 223,266 Class IA shares, 29,964,745 Class IB shares and 2,625,147 Class K shares of the EQ/Templeton Global Equity Managed Volatility Portfolio. Cash, in the amount of $290,090,925 in addition to securities held by EQ/Templeton Global Equity Managed Volatility Portfolio which had a fair value of $31,994 at June 12, 2020, were the principal assets acquired by 1290 VT SmartBeta Equity Portfolio. For U.S. GAAP purposes, assets received and shares issued by 1290 VT SmartBeta Equity Portfolio were recorded at fair value. EQ/Templeton Global Equity Managed Volatility Portfolio’s net assets at the merger date of $292,541,828, were combined with those of 1290 VT SmartBeta Equity Portfolio. Assuming the acquisition had been completed January 1, 2020, the beginning of the annual reporting period of 1290 VT SmartBeta Equity Portfolio, pro forma results of operations for the year ended December 31, 2020 would have resulted in a net investment income of $6,063,294 and net realized and unrealized loss of $(23,613,324) resulting in a decrease in net assets from operations of $(17,550,030). Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the EQ/Templeton Global Equity Managed Volatility Portfolio that have been included in 1290 VT SmartBeta Equity Portfolio’s Statement of Operations since the merger date. Prior to the combination, the net assets of the 1290 VT SmartBeta Equity Portfolio totaled $30,840,273. Immediately after the combination, the net assets of the 1290 VT SmartBeta Equity Portfolio totaled $323,382,101.

After the close of business on June 12, 2020, EQ/American Century Mid Cap Value Portfolio acquired the net assets of the Multimanager Mid Cap Value Portfolio, a series of the Trust, pursuant to a Plan of Reorganization and Termination as approved by contractholders on May 22, 2020. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by EIM with similar investment objectives. The reorganization was accomplished by a tax-free exchange resulting in the EQ/American Century Mid Cap Value Portfolio issuing 4,043,088 Class IB shares and 4,072,881 Class K shares (valued at $77,923,836 and $78,502,375, respectively) in exchange for 651,517 Class IA shares, 5,923,373 Class IB shares and 6,476,422 Class K shares of the Multimanager Mid Cap Value Portfolio. The securities held by Multimanager Mid Cap Value Portfolio, with a fair value of $152,887,832 and identified cost of $157,815,976, and cash in the amount of $3,582,494, at June 12, 2020, were the principal assets acquired by EQ/American Century Mid Cap Value Portfolio. For U.S. GAAP purposes, assets received and shares issued by EQ/American Century Mid Cap Value Portfolio were recorded at fair value; however, the cost basis of the investments from Multimanager Mid Cap Value Portfolio was carried

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

forward to align ongoing reporting of EQ/American Century Mid Cap Value Portfolio’s realized and unrealized gains and losses with amounts distributable to contractholders for tax purposes. Multimanager Mid Cap Value Portfolio’s net assets at the merger date of $156,426,211, including $(4,928,144) of unrealized depreciation, $(86,831) of undistributed net investment loss and $(411,773) of undistributed net realized loss on investments, were combined with those of EQ/American Century Mid Cap Value Portfolio. Assuming the acquisition had been completed January 1, 2020, the beginning of the annual reporting period of EQ/American Century Mid Cap Value Portfolio, pro forma results of operations for the year ended December 31, 2020 would have resulted in a net investment income of $7,478,063 and net realized and unrealized loss of $(2,982,930) resulting in an increase in net assets from operations of $4,495,133. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the Multimanager Mid Cap Value Portfolio that have been included in EQ/American Century Mid Cap Value Portfolio’s Statement of Operations since the merger date. Prior to the combination, the net assets of the EQ/American Century Mid Cap Value Portfolio totaled $292,196,792. Immediately after the combination, the net assets of the EQ/American Century Mid Cap Value Portfolio totaled $448,623,003.

After the close of business on June 12, 2020, 1290 VT Small Cap Value Portfolio acquired the net assets of the CharterSM Small Cap Value Portfolio, a series of the EQ Premier VIP Trust, pursuant to a Plan of Reorganization and Termination as approved by contractholders on May 22, 2020. CharterSM Small Cap Value Portfolio was a fund-of-funds with a significant amount of its assets invested in 1290 VT Small Cap Value Portfolio. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by EIM with similar investment objectives. The reorganization was accomplished by a non-taxable exchange resulting in the 1290 VT Small Cap Value Portfolio issuing 14,920,144 Class IB shares (valued at $120,109,588) in exchange for 14,851,192 Class K shares of the 1290 VT Small Cap Value Portfolio, which were previously held as investments of the CharterSM Small Cap Value Portfolio, and $601,081 of cash, which were collectively the principal assets of CharterSM Small Cap Value Portfolio. For U.S. GAAP purposes, assets received and shares issued by 1290 VT Small Cap Value Portfolio were recorded at fair value; CharterSM Small Cap Value Portfolio’s net assets at the merger date of $601,081 (excluding the $119,508,507 of exchanged Class K shares of the 1290 VT Small Cap Value Portfolio) were combined with those of 1290 VT Small Cap Value Portfolio. Assuming the acquisition had been completed January 1, 2020, the beginning of the annual reporting period of 1290 VT Small Cap Value Portfolio, pro forma results of operations for the year ended December 31, 2020 would include net investment income of $4,174,937 and net realized and unrealized loss of $(25,047,021) resulting in a decrease in net assets from operations of $(20,872,084). Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the CharterSM Small Cap Value Portfolio that have been included in 1290 VT Small Cap Value Portfolio’s Statement of Operations since the merger date. Prior to the combination, the net assets of the 1290 VT Small Cap Value Portfolio totaled $290,804,323. Immediately after the combination, the net assets of the 1290 VT Small Cap Value Portfolio totaled $291,405,404.

After the close of business on June 12, 2020, EQ/Morgan Stanley Small Cap Growth Portfolio acquired the net assets of the CharterSM Small Cap Growth Portfolio, a series of the EQ Premier VIP Trust, pursuant to a Plan of Reorganization and Termination as approved by contractholders on May 22, 2020. CharterSM Small Cap Growth Portfolio was a fund-of-funds with a significant amount of its assets invested in EQ/Morgan Stanley Small Cap Growth Portfolio. For U.S. GAAP purposes, this transaction was treated as a merger. The purpose of this merger was to combine funds managed by EIM with similar investment objectives. The reorganization was accomplished by a non-taxable exchange resulting in the EQ/Morgan Stanley Small Cap Growth Portfolio issuing 9,802,578 Class IB shares (valued at $113,653,269) in exchange for 9,602,121 Class K shares of the EQ/Morgan Stanley Small Cap Growth Portfolio, which were previously held as investments of the CharterSM Small Cap Growth Portfolio, and $620,356 of cash, which were collectively the principal assets of CharterSM Small Cap Growth Portfolio. For U.S. GAAP purposes, assets received and shares issued by EQ/Morgan Stanley Small Cap Growth Portfolio were recorded at fair value; CharterSM Small Cap Growth Portfolio’s net assets at the merger date of $620,356 (excluding

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NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

the $113,032,913 of exchanged Class K shares of the EQ/Morgan Stanley Small Cap Growth Portfolio) were combined with those of EQ/Morgan Stanley Small Cap Growth Portfolio. Assuming the acquisition had been completed January 1, 2020, the beginning of the annual reporting period of EQ/Morgan Stanley Small Cap Growth Portfolio, pro forma results of operations for the year ended December 31, 2020 would include net investment loss of $(1,447,734) and net realized and unrealized gain of $311,090,467 resulting in a increase in net assets from operations of $309,642,733. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition date, it is not practicable to separate the amounts of revenue and earnings of the CharterSM Small Cap Growth Portfolio that have been included in EQ/Morgan Stanley Small Cap Growth Portfolio’s Statement of Operations since the merger date. Prior to the combination, the net assets of the EQ/Morgan Stanley Small Cap Growth Portfolio totaled $391,265,460. Immediately after the combination, the net assets of the EQ/Morgan Stanley Small Cap Growth Portfolio totaled $391,885,816.

Note 9	COVID-19 Impact

An outbreak of infectious respiratory disease caused by a novel coronavirus designated COVID-19 has caused significant volatility in global financial markets and resulted in a substantial economic downturn, which may continue for an extended period of time. The COVID-19 pandemic has resulted in, among other things, significant disruptions to business operations, supply chains and customer activity, widespread business closures and layoffs, international, national and local border closings, event cancellations, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, as well as general concern and uncertainty. The impact of the COVID-19 pandemic has negatively affected national and global economies, as well as national and global securities and commodities markets, and could continue to affect economies and markets in significant and unforeseen ways. Health crises caused by outbreaks of infectious diseases or other public health issues, such as the COVID-19 pandemic, may exacerbate other pre-existing political, social, and economic tensions and risks and disrupt market conditions and operations. Deteriorating economic fundamentals may in turn increase the risk of default or insolvency of particular companies, negatively impact market value, increase market volatility, cause credit spreads to widen, and reduce liquidity. All of these risks may have a material adverse effect on the performance and financial condition of the securities in which the Portfolios invest, and on the overall performance of a Portfolio.

Note 10	Subsequent Events

The Adviser evaluated subsequent events from December 31, 2020, the date of these financial statements, through the date these financial statements were issued. The subsequent events include the following:

At a meeting held on December 15-16, 2020, the Board of Trustees of the Trust approved forms of Agreements and Plans of Reorganization and Termination (each, a “Reorganization Plan,” and collectively, the “Reorganization Plans”), which provide for the reorganization of certain Portfolios of the Trust into other Portfolios of the Trust (each, a “Reorganization,” and collectively, the “Reorganizations”), as follows:

Proposed Acquired Portfolio	Proposed Acquiring Portfolio
1290 VT Energy Portfolio	1290 VT Natural Resources Portfolio
EQ/Franklin Balanced Managed Volatility Portfolio	EQ/Balanced Strategy Portfolio

Under the Reorganization Plans, each Reorganization will involve the transfer of all of the assets of the Acquired Portfolio to the corresponding Acquiring Portfolio in exchange for Acquiring Portfolio shares having an aggregate net asset value equal to the value of the Acquired Portfolio’s

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EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

net assets; the Acquiring Portfolio’s assumption of all of the liabilities of the Acquired Portfolio; the distribution of Acquiring Portfolio shares to the shareholders of the Acquired Portfolio; and the complete termination of the Acquired Portfolio. Each Reorganization Plan is subject to approval by the shareholders of the respective Acquired Portfolio. A special shareholder meeting of the Acquired Portfolios is anticipated to be held on or about June 4, 2021 to vote on the Reorganization Plans. If shareholders approve the Reorganization Plans, it is anticipated that the Reorganizations will take place on or about June 18, 2021.

In addition, at a meeting held on December 15-16, 2020, the Board of Trustees of EQ Premier VIP Trust (“VIP Trust”) approved Reorganization Plans which provide for the reorganization of certain Portfolios of VIP Trust into newly-created identical portfolios of the Trust (each, a “Reorganization,” and collectively, the “Reorganizations”), as follows:

VIP Trust Acquired Portfolio	Acquiring Portfolio
EQ/Core Plus Bond Portfolio	EQ/Core Plus Bond Portfolio
EQ/Conservative Allocation Portfolio	EQ/Conservative Allocation Portfolio
EQ/Conservative-Plus Allocation Portfolio	EQ/Conservative-Plus Allocation Portfolio
EQ/Moderate Allocation Portfolio	EQ/Moderate Allocation Portfolio
EQ/Moderate-Plus Allocation Portfolio	EQ/Moderate-Plus Allocation Portfolio
EQ/Aggressive Allocation Portfolio	EQ/Aggressive Allocation Portfolio
Target 2015 Allocation Portfolio	Target 2015 Allocation Portfolio
Target 2025 Allocation Portfolio	Target 2025 Allocation Portfolio
Target 2035 Allocation Portfolio	Target 2035 Allocation Portfolio
Target 2045 Allocation Portfolio	Target 2045 Allocation Portfolio
Target 2055 Allocation Portfolio	Target 2055 Allocation Portfolio

Under the Reorganization Plans, each Reorganization will involve the transfer of all of the assets of the Acquired Portfolio to the corresponding Acquiring Portfolio in exchange solely for Acquiring Portfolio shares having an aggregate net asset value equal to the Acquired Portfolio’s net assets; the Acquiring Portfolio’s assumption of all of the liabilities of the Acquired Portfolio; the distribution of Acquiring Portfolio shares to the shareholders of the Acquired Portfolio; and the complete termination of the Acquired Portfolio. The Reorganizations are subject to the satisfaction of certain conditions and are expected to occur when those conditions are satisfied.

Effective January 1, 2021, the asset-based administration fee rate payable by the Trust to EIM for administrative services provided to Administration Group 1 was revised to reduce the final fee breakpoint, applicable to assets above $100 billion, from 0.0800% to 0.0775%; and the asset-based administration fee rate payable by the Trust to EIM for administrative services provided to Administration Group 2 was revised to reduce the final fee breakpoint, applicable to assets above $45 billion, from 0.0800% to 0.0775%.

Effective January 1, 2021, EIM has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of EQ/MFS International Growth Portfolio do not exceed the following annual rates: 1.10% for Class IA shares, 1.10% for Class IB shares, and 0.85% for Class K shares.

Effective February 1, 2021, Aristotle Capital Management, LLC replaced BlackRock Investment Management, LLC as the sub-adviser to EQ/BlackRock Basic Value Equity Portfolio; the name of the Portfolio was changed to EQ/Value Equity Portfolio; the Portfolio’s investment objective changed to

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EQ ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2020

seeking to achieve capital appreciation; and the Investment Advisory Agreement between the Trust and EIM was amended to provide that EIM be entitled to receive an annual fee as a percentage of average daily net assets, calculated daily and payable monthly, as follows:

First $750 Million	Next $750 Million	Next $1 Billion	Next $2.5 Billion	Thereafter
0.560%	0.540%	0.520%	0.500%	0.475%

Effective February 1, 2021, Aristotle Capital Management, LLC replaced BlackRock Investment Management, LLC as a sub-adviser to EQ/Large Cap Value Managed Volatility Portfolio.

Note 11	Pending Legal Proceedings

In November 2010, the Trust, and several of its Portfolios, were named as defendants and putative members of the proposed defendant class of contractholders in a lawsuit brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Committee”) in the United States Bankruptcy Court for the District of Delaware regarding Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The lawsuit relates to amounts paid to the Trust, and several of its Portfolios, as holders of publicly-traded shares of Tribune Company, which were components of certain broad-based securities market indices, for which there were public tender offers during 2007. The suit seeks return of the share price received by Tribune Company shareholders in the tender offers plus interest and attorneys’ fees and expenses.

In July 2011, retiree participants in certain Tribune-defined compensation plans (the “Retirees”) initiated lawsuits in the United States District Court for the Southern District of New York (the “U.S. District Court”) and elsewhere against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Retiree Suits”). The Retiree Suits also seek return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

In August 2011, the trustees of certain trusts that hold notes issued by Tribune Company (the “Noteholders”) initiated separate lawsuits in the U.S. District Court and elsewhere against certain Tribune Company shareholders who sold their shares as part of the 2007 public tender offers (the “Noteholder Suits”). The Noteholder Suits also seek return of the share price received by Tribune Company shareholders in connection with the tender offers plus interest and attorneys’ fees and expenses.

The Committee’s Suit, the Retiree Suits, and the Noteholder Suits were consolidated with a number of related lawsuits filed by the Noteholders and Retirees around the United States into a single multi-district litigation proceeding in the U.S. District Court (In re: Tribune Company Fraudulent Conveyance Litigation).

EQ/Equity 500 Index Portfolio, EQ/GAMCO Mergers and Acquisitions Portfolio (now called 1290 VT GAMCO Mergers & Acquisitions Portfolio) and AXA Mid Cap Value Managed Volatility Portfolio (now called EQ/Mid Cap Value Managed Volatility Portfolio) are named as defendants in one of the Noteholder Suits and one of the Retiree Suits. EQ/Equity 500 Index Portfolio, 1290 VT GAMCO Mergers & Acquisitions Portfolio, EQ/Mid Cap Value Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio (now called EQ/Large Cap Core Managed Volatility Portfolio), Multimanager Large Cap Core Equity Portfolio (now called EQ/Large Cap Core Managed Volatility Portfolio), EQ/Small Company Index II Portfolio (now called EQ/Small Company Index Portfolio), EQ/ Common Stock Index II Portfolio (now called EQ/Common Stock Index Portfolio), and EQ Advisors Trust are all putative members of the proposed defendant class of shareholders in the Committee’s suit. EQ/Equity 500 Index Portfolio, 1290 VT GAMCO Mergers & Acquisitions Portfolio, EQ/Large Cap Core Managed Volatility Portfolio, and EQ Advisors Trust are also named separately in the Committee’s suit, in the event it is not certified as a class action. Multimanager Large Cap Value Portfolio (now called EQ/Large Cap Value Managed Volatility Portfolio) is named as a defendant in

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NOTES TO FINANCIAL STATEMENTS (Concluded)

December 31, 2020

one of the Noteholder Suits and is also named as a putative member of the proposed defendant class of shareholders in the Committee’s suit. The amounts paid to the above seven Portfolios in connection with the public tender offers were approximately: (i) EQ/Equity 500 Index Portfolio — $1,740,800; (ii) 1290 VT GAMCO Mergers & Acquisitions Portfolio — $1,122,000; (iii) EQ/Mid Cap Value Managed Volatility Portfolio — $3,655,000; (iv)EQ/Large Cap Core Managed Volatility Portfolio — $1,832,600; (v) EQ/Small Company Index Portfolio — $61,200; (vi) EQ/Common Stock Index Portfolio — $18,360; and (vii) EQ/Large Cap Value Managed Volatility Portfolio — $3,359,200.

The lawsuits do not allege any misconduct by the Trust or its Portfolios.

On December 19, 2019, the United States Court of Appeals for the Second Circuit (the “Second Circuit”) affirmed the dismissal of the Noteholder and Retiree Suits. On January 2, 2020, the Noteholders and Retirees moved for rehearing of the Second Circuit’s December 19, 2019 decision. The Second Circuit denied the motion for rehearing on February 6, 2020.

On July 7, 2020, the Noteholders and Retirees filed a joint petition with the United States Supreme Court for a writ of certiorari reversing the Second Circuit’s December 19, 2019 decision and reinstating the Noteholder and Retiree Suits. That petition is still pending.

On January 7, 2020, the Tribune Litigation Trust, successor to the Committee, filed its appeal with the Second Circuit seeking to reverse: (a) the January 2017 dismissal of its intentional fraudulent transfer claim; and (b) the April 2019 denial of its motion for leave to add a constructive fraudulent transfer claim. The defense group filed its opposition brief with the Second Circuit on April 27, 2020. Oral argument occurred on August 24, 2020. The Second Circuit has not yet ruled on the Litigation Trust’s appeal.

As of this writing, all matters pending before the U.S. District Court have been concluded and the multi-district litigation proceeding has been closed, subject only to further appellate proceedings at the Second Circuit and beyond.

The Portfolios cannot predict the outcome of these lawsuits. If the lawsuits were to be decided or settled in a manner adverse to the Portfolios, the payment of such judgments or settlements could have an adverse effect on each Portfolio’s NAV. However, no liability for litigation relating to this matter has been accrued in the financial statements of the Portfolios, as the Adviser believes a loss is not probable.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of EQ Advisors Trust and Shareholders of each of the one hundred and three funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the funds listed in the table below (constituting EQ Advisors Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2020, the related statements of operations, the statements of changes in net assets, and for EQ/PIMCO Global Real Return Portfolio and EQ/PIMCO Real Return Portfolio, the statements of cash flows, for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of each of their operations, the changes in each of their net assets, and for EQ/PIMCO Global Real Return Portfolio and EQ/PIMCO Real Return Portfolio each of their cash flows, for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

EQ/All Asset Growth Allocation Portfolio (1)	EQ/Franklin Rising Dividends Portfolio (1)

EQ/Ultra Conservative Strategy Portfolio (1)	EQ/Franklin Small Cap Value Managed Volatility Portfolio (1)

EQ/Conservative Strategy Portfolio (1)	EQ/Franklin Strategic Income Portfolio (1)

EQ/Conservative Growth Strategy Portfolio (1)	EQ/Global Bond PLUS Portfolio (1)

EQ/Balanced Strategy Portfolio (1)	EQ/Global Equity Managed Volatility Portfolio (1)

EQ/Moderate Growth Strategy Portfolio (1)	EQ/Goldman Sachs Growth Allocation Portfolio (3)

EQ/Growth Strategy Portfolio (1)	EQ/Goldman Sachs Mid Cap Value Portfolio (1)

EQ/Aggressive Growth Strategy Portfolio (1)	EQ/Goldman Sachs Moderate Growth Allocation Portfolio (1)

1290 VT Energy Portfolio (1)	EQ/Intermediate Government Bond Portfolio (1)

1290 VT Low Volatility Global Equity Portfolio (1)	EQ/International Core Managed Volatility Portfolio (1)

1290 VT Moderate Growth Allocation Portfolio (3)	EQ/International Equity Index Portfolio (1)

1290 VT Multi-Alternative Strategies Portfolio (1)	EQ/International Value Managed Volatility Portfolio (1)

1290 VT Convertible Securities Portfolio (1)	EQ/Invesco Comstock Portfolio (1)

1290 VT DoubleLine Dynamic Allocation Portfolio (1)	EQ/Invesco Global Portfolio (1)

1290 VT DoubleLine Opportunistic Bond Portfolio (1)	EQ/Invesco Global Real Estate Portfolio (1)

1290 VT Equity Income Portfolio (1)	EQ/Invesco International Growth Portfolio (1)

1290 VT GAMCO Mergers & Acquisitions Portfolio (1)	EQ/Invesco Moderate Allocation Portfolio (1)

1290 VT GAMCO Small Company Value Portfolio (1)	EQ/Invesco Moderate Growth Allocation Portfolio (3)

1290 VT High Yield Bond Portfolio (1)	EQ/Janus Enterprise Portfolio (1)

1290 VT Micro Cap Portfolio (1)	EQ/JPMorgan Growth Allocation Portfolio (1)

1290 VT Natural Resources Portfolio (1)	EQ/JPMorgan Value Opportunities Portfolio (1)

1290 VT Real Estate Portfolio (1)	EQ/Large Cap Core Managed Volatility Portfolio (1)

1290 VT Small Cap Value Portfolio (1)	EQ/Large Cap Growth Index Portfolio (1)

1290 VT SmartBeta Equity Portfolio (1)	EQ/Large Cap Growth Managed Volatility Portfolio (1)

1290 VT Socially Responsible Portfolio (1)	EQ/Large Cap Value Index Portfolio (1)

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ATM Large Cap Managed Volatility Portfolio (1)	EQ/Large Cap Value Managed Volatility Portfolio (1)

ATM Mid Cap Managed Volatility Portfolio (1)	EQ/Lazard Emerging Markets Equity Portfolio (1)

ATM Small Cap Managed Volatility Portfolio (1)	EQ/Legg Mason Growth Allocation Portfolio (3)

ATM International Managed Volatility Portfolio (1)	EQ/Legg Mason Moderate Allocation Portfolio (1)

EQ/500 Managed Volatility Portfolio (1)	EQ/Loomis Sayles Growth Portfolio (1)

EQ/400 Managed Volatility Portfolio (1)	EQ/MFS International Growth Portfolio (1)

EQ/2000 Managed Volatility Portfolio (1)	EQ/MFS International Intrinsic Value Portfolio (1)

EQ/International Managed Volatility Portfolio (1)	EQ/MFS Mid Cap Focused Growth Portfolio (1)

EQ/AB Dynamic Aggressive Growth Portfolio (1)	EQ/MFS Technology Portfolio (1)

EQ/AB Dynamic Growth Portfolio (1)	EQ/MFS Utilities Series Portfolio (1)

EQ/AB Dynamic Moderate Growth Portfolio (1)	EQ/Mid Cap Index Portfolio (1)

EQ/AB Short Duration Government Bond Portfolio (1)	EQ/Mid Cap Value Managed Volatility Portfolio (1)

EQ/AB Small Cap Growth Portfolio (1)	EQ/Money Market Portfolio (1)

EQ/American Century Mid Cap Value Portfolio (1)	EQ/Morgan Stanley Small Cap Growth Portfolio (1)

EQ/American Century Moderate Growth Allocation Portfolio (3)	EQ/PIMCO Global Real Return Portfolio (2)

EQ/AXA Investment Managers Moderate Allocation Portfolio (3)	EQ/PIMCO Real Return Portfolio (2)

EQ/Blackrock Basic Value Equity Portfolio (1) (4)	EQ/PIMCO Total Return Portfolio (1)

EQ/Capital Group Research Portfolio (1)	EQ/PIMCO Ultra Short Bond Portfolio (1)

EQ/ClearBridge Large Cap Growth Portfolio (1)	EQ/Quality Bond PLUS Portfolio (1)

EQ/Clearbridge Select Equity Managed Volatility Portfolio (1)	EQ/Small Company Index Portfolio (1)

EQ/Common Stock Index Portfolio (1)	EQ/T. Rowe Price Growth Stock Portfolio (1)

EQ/Core Bond Index Portfolio (1)	EQ/T. Rowe Price Health Sciences Portfolio (1)

EQ/Emerging Markets Equity PLUS Portfolio (1)	EQ/Wellington Energy Portfolio (1)

EQ/Equity 500 Index Portfolio (1)	Multimanager Aggressive Equity Portfolio (1)

EQ/Fidelity Institutional AM Large Cap Portfolio (1)	Multimanager Core Bond Portfolio (1)

EQ/First Trust Moderate Growth Allocation Portfolio (3)	Multimanager Technology Portfolio (1)

EQ/Franklin Balanced Managed Volatility Portfolio (1)

(1)	Statement of operations for the year ended December 31, 2020 and statement of changes in net assets for each of the two years in the period ended December 31, 2020
(2)	Statements of operations and cash flows for the year ended December 31, 2020 and statement of changes in net assets for each of the two years in the period ended December 31, 2020
(3)

Statement of operations for the year ended December 31, 2020 and statement of changes in net assets for the year ended December 31, 2020 and for the period February 1, 2019 (commencement of operations) through December 31, 2019

(4)	Effective February 1, 2021, name changed to EQ/Value Equity Portfolio

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

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We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agents, brokers, agent banks and issuers of privately offered securities; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 17, 2021

We have served as the auditor of one or more investment companies in the EIM — advised mutual fund complex since 1997.

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EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2020 (UNAUDITED)

At a meeting held on July 14-16, 2020,1 the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Equitable Investment Management Group, LLC (formerly known as AXA Equitable Funds Management Group, LLC) (“EIM” or the “Adviser”) and, as applicable, the renewal of the Investment Sub-Advisory Agreement(s) (each, a “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between the Adviser and each investment sub-adviser (each, a “Sub-Adviser” and together, the “Sub-Advisers”), as shown in the table below with respect to the series of the Trust (each, a “Portfolio” and together, the “Portfolios”) listed below, for an additional one-year term.

Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

1290 VT Energy Portfolio

1290 VT Low Volatility Global Equity Portfolio

1290 VT Moderate Growth Allocation Portfolio

1290 VT Multi-Alternative Strategies Portfolio

EQ/All Asset Growth Allocation Portfolio (formerly known as All Asset Growth-Alt 20 Portfolio)*

EQ/MFS Mid Cap Focused Growth Portfolio (formerly known as EQ/Ivy Mid Cap Growth Portfolio)**

EQ/Wellington Energy Portfolio (formerly known as EQ/Ivy Energy Portfolio)**

EQ/Aggressive Growth Strategy Portfolio*

EQ/Balanced Strategy Portfolio

EQ/Conservative Growth Strategy Portfolio

EQ/Conservative Strategy Portfolio

EQ/Growth Strategy Portfolio

EQ/Moderate Growth Strategy Portfolio

EQ/Ultra Conservative Strategy Portfolio

(collectively, the “Strategic Allocation Portfolios”)

Advisory Agreement with EIM

1290 VT Convertible Securities Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with Palisade Capital Management LLC

1290 VT DoubleLine Dynamic Allocation Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with DoubleLine Capital LP (“DoubleLine”) and DoubleLine Equity LP (“DoubleLine Equity”)

1290 VT DoubleLine Opportunistic Bond Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with DoubleLine

[1]

The meeting was held by videoconference in reliance on an exemptive order issued by the Securities and Exchange Commission. Reliance on the exemptive order was necessary and appropriate due to circumstances related to the effects of COVID-19. All Trustees participating in the videoconference meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires the Trustees, including a majority of the Independent Trustees, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

1290 VT Equity Income Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with Barrow, Hanley, Mewhinney & Strauss, LLC

1290 VT GAMCO Mergers & Acquisitions Portfolio 1290 VT GAMCO Small Company Value Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with GAMCO Asset Management, Inc. (“GAMCO”)

1290 VT High Yield Bond Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with AXA Investment Managers Inc. (“AXA IM”) Sub-Advisory Agreement with Post Advisory Group, LLC

1290 VT Micro Cap Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with BlackRock Investment Management, LLC (“BlackRock”) Sub-Advisory Agreement with Lord, Abbett & Co. LLC (“Lord Abbett”)

1290 VT Natural Resources Portfolio

1290 VT Real Estate Portfolio

EQ/AB Dynamic Aggressive Growth Portfolio

EQ/AB Dynamic Growth Portfolio

EQ/AB Dynamic Moderate Growth Portfolio

EQ/AB Short Duration Government Bond Portfolio

EQ/AB Small Cap Growth Portfolio

EQ/Common Stock Index Portfolio

EQ/Equity 500 Index Portfolio

EQ/International Equity Index Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Small Company Index Portfolio

Advisory Agreement with EIM Sub-Advisory Agreement with AllianceBernstein, L.P. (“AllianceBernstein”)

1290 VT Small Cap Value Portfolio*	Advisory Agreement with EIM Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Horizon Kinetics Asset Management LLC

1290 VT SmartBeta Equity Portfolio*	Advisory Agreement with EIM Sub-Advisory Agreement with AXA Rosenberg Investment Management LLC (“AXA Rosenberg”)

1290 VT Socially Responsible Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with BlackRock

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

EQ/400 Managed Volatility Portfolio

EQ/500 Managed Volatility Portfolio

EQ/2000 Managed Volatility Portfolio

EQ/International Managed Volatility Portfolio

(collectively, the “EQ Tactical Manager Portfolios”)

Advisory Agreement with EIM Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with BlackRock

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

EQ/American Century Mid Cap Value Portfolio* EQ/American Century Moderate Growth Allocation Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with American Century Investment Management Inc.

EQ/AXA Investment Managers Moderate Allocation Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with AXA IM

EQ/BlackRock Basic Value Equity Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with BlackRock

EQ/Capital Group Research Portfolio (formerly known as EQ/Capital Guardian Research Portfolio)*	Advisory Agreement with EIM Sub-Advisory Agreement with Capital International, Inc. (“Capital International”)

EQ/ClearBridge Large Cap Growth Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with ClearBridge Investments, LLC (“ClearBridge”)

EQ/ClearBridge Select Equity Managed Volatility Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with ClearBridge

EQ/Core Bond Index Portfolio EQ/Intermediate Government Bond Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with SSGA Funds Management, Inc. (“SSGA”)

EQ/Emerging Markets Equity PLUS Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with EARNEST Partners, LLC (“EARNEST”)

EQ/Fidelity Institutional AM® Large Cap Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with FIAM, LLC

EQ/First Trust Moderate Growth Allocation Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with First Trust Advisors L.P.

EQ/Franklin Balanced Managed Volatility Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Franklin Advisers, Inc. (“Franklin Advisers”)

EQ/Franklin Rising Dividends Portfolio EQ/Franklin Strategic Income Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with Franklin Advisers

EQ/Franklin Small Cap Value Managed Volatility Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Franklin Mutual Advisers, LLC

EQ/Global Bond PLUS Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Wells Capital Management Inc. and Wells Fargo Asset Management (International) Limited

EQ/Global Equity Managed Volatility Portfolio

Advisory Agreement with EIM

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Invesco Advisers, Inc. (“Invesco”)

Sub-Advisory Agreement with Morgan Stanley Investment Management, LLC (“Morgan Stanley”)

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

EQ/Goldman Sachs Growth Allocation Portfolio EQ/Goldman Sachs Mid Cap Value Portfolio EQ/Goldman Sachs Moderate Growth Allocation Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with Goldman Sachs Asset Management, L.P.

EQ/International Core Managed Volatility Portfolio

Advisory Agreement with EIM

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with EARNEST

Sub-Advisory Agreement with Federated Global Investment Management Corp.

Sub-Advisory Agreement with Massachusetts Financial Services Company (dba MFS Investment Management) (“MFS Investment Management”)

EQ/International Value Managed Volatility Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Harris Associates L.P.

EQ/Invesco Comstock Portfolio

EQ/Invesco Global Portfolio (formerly known as EQ/Oppenheimer Global Portfolio)

EQ/Invesco Global Real Estate Portfolio

EQ/Invesco International Growth Portfolio

EQ/Invesco Moderate Allocation Portfolio

EQ/Invesco Moderate Growth Allocation Portfolio

Advisory Agreement with EIM Sub-Advisory Agreement with Invesco

EQ/Janus Enterprise Portfolio*	Advisory Agreement with EIM Sub-Advisory Agreement with Janus Capital Management LLC

EQ/JPMorgan Growth Allocation Portfolio EQ/JPMorgan Value Opportunities Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with JPMorgan Investment Management Inc.

EQ/Large Cap Core Managed Volatility Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Capital International Sub-Advisory Agreement with Vaughan Nelson Investment Management

EQ/Large Cap Growth Managed Volatility Portfolio

Advisory Agreement with EIM

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with HS Management Partners, LLC

Sub-Advisory Agreement with Loomis, Sayles & Co., L.P. (“Loomis Sayles”)

Sub-Advisory Agreement with Polen Capital Management, LLC

Sub-Advisory Agreement with T. Rowe Price Associates, Inc. (“T. Rowe Price”)

EQ/Large Cap Value Index Portfolio EQ/Mid Cap Index Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with AllianceBernstein

EQ/Large Cap Value Managed Volatility Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with MFS Investment Management

EQ/Lazard Emerging Markets Equity Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with Lazard Asset Management LLC (“Lazard”)

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Portfolios	Agreement(s) Renewed by the Trust’s Board with respect to the Portfolios

EQ/Legg Mason Growth Allocation Portfolio EQ/Legg Mason Moderate Allocation Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with QS Investors LLC

EQ/Loomis Sayles Growth Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with Loomis Sayles

EQ/MFS International Growth Portfolio

EQ/MFS International Intrinsic Value Portfolio (formerly known as EQ/MFS International Value Portfolio)

EQ/MFS Technology Portfolio*

EQ/MFS Utilities Series Portfolio

Advisory Agreement with EIM Sub-Advisory Agreement with MFS Investment Management

EQ/Mid Cap Value Managed Volatility Portfolio

Advisory Agreement with EIM

Sub-Advisory Agreement with BlackRock

Sub-Advisory Agreement with Diamond Hill Capital Management, Inc.

Sub-Advisory Agreement with Wellington Management Company, LLP (“Wellington”)

EQ/Money Market Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with BNY Mellon Investment Adviser, Inc.

EQ/Morgan Stanley Small Cap Growth Portfolio*	Advisory Agreement with EIM Sub-Advisory Agreement with BlackRock Sub-Advisory Agreement with Morgan Stanley

EQ/PIMCO Global Real Return Portfolio EQ/PIMCO Real Return Portfolio EQ/PIMCO Total Return Portfolio EQ/PIMCO Ultra Short Bond Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with Pacific Investment Management Company LLC (“PIMCO”)

EQ/Quality Bond PLUS Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with PIMCO

EQ/T. Rowe Price Growth Stock Portfolio EQ/T. Rowe Price Health Sciences Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with T. Rowe Price

Multimanager Aggressive Equity Portfolio

Advisory Agreement with EIM

Sub-Advisory Agreement with 1832 Asset Management U.S. Inc.

Sub-Advisory Agreement with AllianceBernstein

Sub-Advisory Agreement with ClearBridge

Sub-Advisory Agreement with T. Rowe Price

Sub-Advisory Agreement with Westfield Capital Management Company, L.P.

Multimanager Core Bond Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with BlackRock Financial Management, Inc. Sub-Advisory Agreement with DoubleLine Sub-Advisory Agreement with PIMCO Sub-Advisory Agreement with SSGA

Multimanager Technology Portfolio	Advisory Agreement with EIM Sub-Advisory Agreement with AllianceBernstein Sub-Advisory Agreement with Allianz Global Investors U.S. LLC (“Allianz”) Sub-Advisory Agreement with Wellington

*	Referred to herein as an “Acquiring Portfolio” that acquired one or more other series managed by the Adviser in merger transactions that were completed in June 2020.

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**

The Board noted that the investment sub-advisory agreement between the Adviser and MFS with respect to the EQ/MFS Mid Cap Focused Growth Portfolio, and the investment sub-advisory agreement between the Adviser and Wellington with respect to the EQ/Wellington Energy Portfolio, were in their initial two-year periods and, as such, the Adviser was not asking the Board to consider the renewal of the investment sub-advisory agreements with respect to these Portfolios at the meeting. The Adviser did, however, ask the Board to approve, and the Board approved, an investment sub-advisory agreement with each of these sub-advisers that had been updated solely to reflect a change in the Adviser’s name.

The Board noted that the Advisory Agreement had been updated to reflect a change in the Adviser’s name (as indicated above) and that no other changes to the Advisory Agreement had been proposed. The Board also noted that each Sub-Advisory Agreement had been updated to reflect a change in the Adviser’s name and that, except for certain sub-advisory fee changes discussed below, no other changes to the Sub-Advisory Agreements had been proposed.

In reaching its decision to renew the Agreement(s) with respect to each Portfolio, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates, including the investment performance of the Portfolio (and, where applicable, each allocated portion of the Portfolio advised by a different Sub-Adviser); (2) the level of the Portfolio’s advisory fee and, where applicable, sub-advisory fee(s), and the Portfolio’s expense ratios relative to those of peer funds; (3) the costs of the services to be provided by, and the profits to be realized by, the Adviser and its affiliates from their relationships with the Portfolio; (4) the anticipated effect of growth and size on the Portfolio’s performance and expenses, including any potential economies of scale and, if so, whether any such economies of scale are equitably shared with investors; and (5) “fall-out” benefits that may accrue to the Adviser, the relevant Sub-Adviser(s) and their respective affiliates (that is, indirect benefits that they would not receive but for their relationships with the Portfolio). In considering each Agreement, the Board members did not identify any particular factor or information that was all-important or controlling, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision.

In connection with its deliberations, the Board took into account information (both written and oral) provided to the Board, including its various committees, throughout the year, as well as information provided specifically in connection with the annual renewal process. The Trustees also recognized that the contractual arrangements for the Portfolios have been reviewed by the Trustees and discussed with the Adviser in prior years and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Information provided and discussed throughout the year included investment performance reports and related financial and general market outlook information for each Portfolio, as well as periodic reports on, among other matters, brokerage allocation and execution; pricing and valuation; legal and compliance matters; shareholder and other services and support provided to the Portfolios by the Adviser, the relevant Sub-Adviser(s) and their respective affiliates; actual and potential conflicts of interest that could impact the business operations and relationships of the Adviser and the Trust or affect the Adviser’s recommendations about Sub-Advisers; sales and marketing activity; and risk management. In addition, the sub-groups of the Board’s Investment Committee, composed of Independent Trustees, met individually with, and engaged in extensive discussions along with management representatives and outside legal counsel with, Sub-Advisers during presentations made at regularly scheduled Investment Committee meetings during the year.

Information provided and discussed specifically in connection with the annual renewal process included a report prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of mutual fund industry data, as well as additional substantial material prepared by management. Broadridge provided its report directly to the Independent Trustees and included in its report comparative fee, expense, and investment performance information for each Portfolio. The materials provided by Broadridge in connection with the July 2020 annual renewal process reflected certain enhancements to the presentation and format of the materials provided by Broadridge in connection with the July 2019 annual renewal process. The enhancements were based on a review of the materials by the Independent Trustees, in consultation with their independent legal counsel, intended to ensure that the Independent Trustees continue to receive comparative fee, expense, and investment performance information in a format that enhances their review of the Portfolios’ investment advisory arrangements. The additional material prepared by management generally included Portfolio-by-Portfolio information showing each Portfolio’s average net assets; advisory fees and, where applicable, sub-advisory fees; expense ratios; expense limitation arrangements; investment performance (in addition to the performance

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information prepared by Broadridge); and profitability information, including information regarding the profitability of the Adviser’s operations on an overall Trust basis, as well as on a Portfolio-by-Portfolio basis. In addition, for each Portfolio, the Adviser and the relevant Sub-Adviser(s) provided separate materials describing the Portfolio’s investment performance over various time periods and the services provided and the fees charged with respect to the Portfolio, and discussing whether the Portfolio had performed as expected over time and other matters.

The annual renewal process extends over at least two regular meetings of the Board in June and July, although the Independent Trustees believe that in fact the process extends year-round, to ensure that the Adviser and the Sub-Advisers have time to respond to any questions the Independent Trustees may have on their initial review of the materials and that the Independent Trustees have time to consider those responses. The Independent Trustees also held a conference call in advance of the meeting at which the Board approved the renewal of the Agreements to review the information provided and communicated follow-up questions for management to address at the renewal meeting. The Independent Trustees also met in executive sessions during the meeting to discuss the Agreements and the information provided. When invited, management representatives attended portions of the executive sessions to review and discuss matters relating to the Agreements and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions and negotiations regarding the Agreements. As noted below, as a result of these extensive discussions and negotiations, the Adviser proposed new or lower contractual expense limitation arrangements for certain of the Portfolios. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Agreements and also received from legal counsel materials addressing, among other things, the legal standards applicable to their consideration of the proposed renewal of the Agreements. In addition, the Independent Trustees reviewed information and met during the year to discuss information relevant to their annual consideration of the Agreements.

The Board also noted that the Trust is an affiliated investment company of EQ Premier VIP Trust (formerly known as AXA Premier VIP Trust) and 1290 Funds, which are also managed by the Adviser, and that all of the Board members also currently serve on the Boards of Trustees of EQ Premier VIP Trust and 1290 Funds. The Board also noted that certain of the Sub-Advisers currently serve as investment sub-advisers for one or more series, or allocated portion(s) of series, of EQ Premier VIP Trust and 1290 Funds (such Sub-Advisers together, the “EQ Sub-Advisers”).2 The Trustees took into account information relating to the Adviser and the EQ Sub-Advisers provided to the Trustees, in their capacities as Trustees of EQ Premier VIP Trust and 1290 Funds, at prior meetings of the Boards of Trustees of EQ Premier VIP Trust and 1290 Funds, and the Trustees noted their experience and familiarity with the Adviser, the EQ Sub-Advisers, and the series of EQ Premier VIP Trust and 1290 Funds gained from their service on the Boards of Trustees of EQ Premier VIP Trust, 1290 Funds, and the Trust.

Although the Board approved the renewal of the Agreements for all of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the renewal of the relevant Agreement(s) with respect to each Portfolio, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of the information provided, determined that the advisory fee and, where applicable, sub-advisory fee(s) were fair and reasonable and that the renewal of the Agreement(s) was in the best interests of the applicable Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors it deemed relevant to its decision to renew the Agreements.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Adviser’s and each relevant Sub-Adviser’s responsibilities with respect to each Portfolio and the Adviser’s and each relevant Sub-Adviser’s experience in serving as an investment adviser for the Portfolio(s) and for funds and accounts similar to the Portfolio(s) each advises, including, as applicable, series of EQ Premier VIP Trust and 1290 Funds.

[2]	The EQ Sub-Advisers are AXA IM, AXA Rosenberg, DoubleLine, DoubleLine Equity, GAMCO, and Loomis Sayles.

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With respect to the Adviser, the Board considered that the Adviser is responsible for, among other things, developing investment strategies for the Portfolios (and the portions thereof); researching, selecting and hiring Sub-Advisers, conducting ongoing “due diligence” on and monitoring Sub-Advisers, and, when necessary or advisable, terminating or replacing Sub-Advisers; allocating and rebalancing Portfolio assets among Sub-Advisers; overseeing the selection of investments for the Portfolios (or the portions thereof) that the Sub-Advisers sub-advise; making investment decisions for the Portfolios (or the portions thereof) that it manages directly; managing the tactical volatility management strategy for certain of the Portfolios that employ such a strategy; monitoring and evaluating the performance of the Portfolios (or the portions thereof); monitoring the investment operations and composition of the Portfolios (or the portions thereof) and, in connection therewith, monitoring compliance with the Portfolios’ investment objectives, policies and restrictions, as well as the Portfolios’ compliance with applicable law and the Trust’s compliance policies and procedures; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Portfolios among the Sub-Advisers and other applicable parties; coordinating responses to regulatory agency inquiries relating to the operations of the Trust and coordinating litigation matters involving the Adviser and the Trust; and implementing Board directives as they relate to the Portfolios. The Board also considered information regarding the Adviser’s process for selecting and monitoring the Sub-Advisers and the other service providers to the Portfolios and its process for making investment decisions for the Portfolios (or the portions thereof) that it manages directly, as well as information regarding the qualifications and experience of, and resources available to, the personnel who perform those functions with respect to the Portfolios. The Board further considered that the Adviser also provides the Trust with personnel, including Trust officers, in connection with carrying out its responsibilities and is responsible for coordinating the development of new initiatives and evaluating the impact of proposed products and services on the Trust and its assets. The Board also considered that the Adviser assumes significant entrepreneurial risk in sponsoring new or restructured Portfolios and that the Adviser also bears and assumes significant ongoing risks, including investment, operational, enterprise, litigation, regulatory and compliance risks, with respect to all Portfolios. The Board considered that the Adviser’s responsibilities with respect to all Portfolios include daily monitoring of investment, operational, enterprise, litigation, regulatory and compliance risks as they relate to the Portfolios. The Board also considered information regarding, and met regularly with the Trust’s Director of Risk to discuss, the Adviser’s ongoing risk management activities and reporting.

With respect to the Sub-Advisers, the Board considered that each Sub-Adviser, subject to the oversight of the Adviser, is responsible for making investment decisions for the Portfolio(s) (or the portion(s) thereof) that it sub-advises; placing with brokers or dealers orders for the purchase and sale of investments for the Portfolio(s) (or the portion(s) thereof) that it sub-advises; and performing certain related administrative functions. The Board also reviewed information regarding each Sub-Adviser’s process for selecting investments for the Portfolio(s) (or the portion(s) thereof) that it sub-advises, as well as information regarding the qualifications and experience of the Sub-Adviser’s portfolio managers who provide services to the Portfolio(s) that it sub-advises. The Board also considered information regarding each Sub-Adviser’s policies for executing portfolio transactions for the Portfolio(s) (or the portion(s) thereof) that it sub-advises and, where applicable, information regarding a Sub-Adviser’s policies for obtaining research from brokers and dealers.

In addition, the Board considered the allocation of Portfolio brokerage, including allocations to broker-dealers affiliated with the Adviser or a Sub-Adviser. The Board also considered the use of “soft” commission dollars to pay for research services, as applicable. In this regard, the Board also considered the Adviser’s and each Sub-Adviser’s trading experience and received information regarding how the Adviser and each Sub-Adviser seek to achieve “best execution” on behalf of a Portfolio (or portion thereof), including a report by an independent portfolio trading analytical firm.

The Board also considered the Trust’s Chief Compliance Officer’s evaluation of the Adviser’s and each Sub-Adviser’s compliance programs, policies and procedures, including those relating to cybersecurity, and any compliance matters involving the Adviser and any applicable Sub-Adviser that had been brought to the Board’s attention during the year. In addition, the Board considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Adviser and the Sub-Advisers and reviewed information regarding the Adviser’s and each Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Portfolios. The Board also considered information as to the overall amount of assets sub-advised by each Sub-Adviser and noted the largest Sub-Adviser relationships. In addition to periodic reports throughout the year, the Independent Trustees received information about business relationships that the Adviser

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and/or its affiliates, including Equitable Financial Life Insurance Company (formerly known as AXA Equitable Life Insurance Company), have with Sub-Advisers and/or their affiliates in addition to the relationships involving the Portfolios. In this regard, the Board also received materials regarding the practices, policies and procedures adopted by the Adviser and the Trust to identify and mitigate actual and potential conflicts of interest, including conflicts that may arise in connection with those additional business relationships.

The Board also considered periodic reports provided to the Board regarding the services provided by the Adviser, the Sub-Advisers and, where applicable, their affiliates. The Board also considered actions taken by the Adviser and the Sub-Advisers in response to recent market conditions and considered the overall performance of the Adviser and the Sub-Advisers in this context. In this regard, among other things, the Board considered information about the impact of the COVID-19 pandemic on the Adviser’s and each Sub-Adviser’s operations and the Adviser’s and each Sub-Adviser’s ability to continue to provide the same scope and quality of services to its respective Portfolio(s) as before the pandemic. The Board noted that, at the Independent Trustees’ request, the Adviser had continued to provide the Board with regular updates on market volatility, the operation of the Trust and the Portfolios, developments related to the Adviser’s business, and the Adviser’s ongoing oversight of the Portfolios’ Sub-Advisers, including enhanced supervisory measures taken, in light of the widespread market and business disruptions resulting from the COVID-19 pandemic and responses to the pandemic. The Board also noted that, at the Independent Trustees’ request, the Adviser had continued to provide the Board with periodically updated EIM assets under management and Portfolio average net assets information, as well as updated investment performance information for all of the Portfolios, including the impact of volatility management strategies on the performance of the Portfolios that pursue such strategies.

The Board also considered strategic and other actions taken by the Adviser in response to recent events within the mutual fund industry, including actions taken in response to legal and regulatory developments affecting the mutual fund industry. The Board also requested and received throughout the past year information from the Adviser and various service providers on various topics impacting all mutual funds, including the COVID-19 pandemic; pricing and valuation of portfolio securities; liquidity risk management; cybersecurity; trustee independence; mutual fund board governance “best practices”; and the transition away from London Interbank Offered Rate (LIBOR). The Board noted that certain of these topics may present significant ongoing challenges for mutual funds and result in an increase in the responsibilities and costs of mutual fund service providers, including the Adviser.

The Board also considered the benefits to investors from participation in a Portfolio sponsored by the Adviser, including the benefits of investing in a fund that is part of a large fund complex that offers a wide range of portfolios, sub-advisers and investment styles. The Board likewise considered that investors have chosen to invest in mutual funds sponsored by the Adviser. In addition, the Board considered the nature, quality and extent of the administrative, investor servicing and distribution services that the Adviser and its affiliates provide to the Portfolios and their shareholders. The Board also noted that, throughout the past year, the Adviser and its affiliates had continued or undertaken initiatives intended to enhance various aspects of the Trust’s and the Board’s operations and investors’ experience with the mutual funds sponsored by the Adviser. The Board also noted strategic and other actions and initiatives that the Adviser had identified, including actions and initiatives that are part of a broader effort to coordinate and enhance the collective efficiency of the governance and oversight of the fund complex and provide for potential cost savings to shareholders that may result from such efficiencies. In this regard, the Board also noted that the Adviser continually reviews the overall line-up of investment options and conducts in-depth analysis of its entire fund complex to provide recommendations to the Board to streamline and strengthen the fund complex’s line-up.

The Board also considered that, since the July 2019 annual renewal process, the Adviser and its affiliates had continued to update the Board on matters relating to the sale by AXA S.A. (“AXA”) of its remaining ownership interest in Equitable Holdings, Inc. (“Equitable Holdings”), the Adviser’s parent company, through a series of sales of Equitable Holding’s common stock (the “Sell-Down Plan”). In this regard, the Board had received from the Adviser presentations regarding its re-branding strategy utilizing the “Equitable” brand name. The Board also noted that it had received from the Adviser and its affiliates representations that their separation from AXA as contemplated by the Sell-Down Plan would not lead to a reduction in the quality or scope of portfolio management, administrative, regulatory compliance and other services provided by those firms to the Portfolios. The Board also noted that, as a result of the Sell-Down Plan, AXA IM and AXA Rosenberg were no longer affiliated with the Adviser.

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For purposes of evaluating the nature, quality and extent of the overall services provided to each Portfolio, the Board also took into account discussions with the Adviser and the relevant Sub-Adviser(s) about Portfolio investment performance that occur at Board and Investment Committee meetings throughout the year. In this regard, the Board noted that, as part of regularly scheduled Portfolio reviews and other detailed reports to the Board on Portfolio performance, the Board periodically considered information regarding each Portfolio’s performance over various time periods on both an absolute basis and relative to an appropriate broad-based securities market index (“benchmark”) and/or a custom blended index developed by the Adviser that comprises broad-based indexes (“blended benchmark”), and one or more peer groups of other mutual funds deemed by Broadridge to be comparable to the Portfolio (each, a “peer group”). The performance information generally included, among other information, annual total returns, average annual total returns, cumulative returns and/or rolling period total returns. The Board also considered certain information, reflected in Appendix A, provided to the Board regarding each Portfolio’s performance relative to a benchmark and/or a blended benchmark and a peer group for the one-, three-, five- and ten-year periods, as applicable, and since inception periods ended March 31, 2020. The Board noted that this information supplemented other performance information provided to the Board throughout the year and in connection with the annual renewal process. The Board also considered information, provided directly to the Board by Broadridge, regarding each Portfolio’s performance over various time periods relative to a benchmark and/or a blended benchmark and Broadridge’s “performance universe” consisting of a peer group of funds. The Board also noted that, at the Independent Trustees’ request, the Adviser had provided the Board with updated investment performance information for all of the Portfolios for periods ended April 30, 2020 and May 31, 2020, and would continue to provide updated performance, in light of the widespread market and business disruptions resulting from the COVID-19 pandemic and responses to the pandemic.

The Board received a description of, and factored into its evaluation of each Portfolio’s performance the limitations inherent in, Broadridge’s methodology for developing and constructing peer groups and determining, from year to year, which mutual funds should be included in which peer groups, among other things. In this regard, the Board also noted that Broadridge’s methodology may result in a Portfolio’s being included in one peer group one year and in a different peer group the next, and in similar Portfolios being included in different peer groups. The Board also noted that the number of mutual funds included in a peer group may be relatively small and may differ significantly from peer group to peer group and from year to year and that the constituent mutual funds included in a peer group also may differ from year to year, which, among other factors, can limit the relevance of the comparisons. While recognizing these inherent limitations, the Board believed the independent analysis conducted by Broadridge provided a useful measure of comparative performance.

In evaluating the Portfolios’ performance, the Board generally considered long-term performance to be more important than short-term performance and also took into account factors including general market conditions (including the amount of volatility in the market over the past year); the “style” in which the Portfolios are managed, as applicable, and whether that style is in or out of favor in the market; the relative sizes of the Portfolios; issuer-specific information; and fund cash flows. In this regard, the Board also noted how changes in time periods for performance calculations (for example, whether a one-year period is from December to December or March to March) can significantly impact a Portfolio’s returns and peer ranking on a relative basis. The Board also considered that variations in performance among a Portfolio’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes.

Allocation Portfolios

With respect to the performance of the Strategic Allocation Portfolios and the 1290 VT Moderate Growth Allocation, EQ/All Asset Growth Allocation and EQ/First Trust Moderate Growth Allocation Portfolios, the Board considered that each Portfolio operates as a fund-of-funds and invests in securities of other mutual funds and/or exchange traded securities of other investment companies or investment vehicles (referred to collectively as “underlying portfolios”) and recognized, therefore, that each Portfolio’s performance is based, in part, on the total returns of the underlying portfolios in which it invests. The Board also considered that each Portfolio allocates its assets between equity and fixed income investments (and, in the case of the EQ/All Asset Growth Allocation Portfolio, alternative investments) through its investments in underlying portfolios. The Board also considered that the EQ/First Trust Moderate Growth Allocation Portfolio is advised by a single Sub-Adviser.

With respect to the performance of the 1290 VT DoubleLine Dynamic Allocation, EQ/AB Dynamic Aggressive Growth, EQ/AB Dynamic Growth, EQ/AB Dynamic Moderate Growth, EQ/American Century Moderate Growth Allocation, EQ/AXA Investment Managers Moderate Allocation, EQ/Goldman Sachs Growth Allocation, EQ/Goldman

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Sachs Moderate Growth Allocation, EQ/Invesco Moderate Allocation, EQ/Invesco Moderate Growth Allocation, EQ/JPMorgan Growth Allocation, EQ/Legg Mason Growth Allocation and EQ/Legg Mason Moderate Allocation Portfolios, the Board considered that each Portfolio allocates its assets between equity and fixed income investments and is advised by a single Sub-Adviser.

The Board further considered that certain of the underlying portfolios in which each of the Strategic Allocation Portfolios invests may employ a tactical volatility management strategy that is intended to reduce the volatility associated with investing in equity securities in an effort to produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that the funds in a Strategic Allocation Portfolio’s peer group may or may not employ a tactical volatility management strategy like that employed by underlying portfolios in which the Portfolio invests.

The Board further considered that, in connection with its investment strategy, each of the 1290 VT Moderate Growth Allocation, EQ/AB Dynamic Aggressive Growth, EQ/AB Dynamic Growth, EQ/AB Dynamic Moderate Growth, EQ/American Century Moderate Growth Allocation, EQ/AXA Investment Managers Moderate Allocation, EQ/First Trust Moderate Growth Allocation, EQ/Goldman Sachs Growth Allocation, EQ/Goldman Sachs Moderate Growth Allocation, EQ/Invesco Moderate Allocation, EQ/Invesco Moderate Growth Allocation, EQ/JPMorgan Growth Allocation, EQ/Legg Mason Growth Allocation and EQ/Legg Mason Moderate Allocation Portfolios may employ various volatility management techniques. The Board also noted that the funds in a Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes a volatility management component.

In evaluating the performance of the 1290 VT DoubleLine Dynamic Allocation Portfolio, the Board also noted that a Sub-Adviser had been retained for the Portfolio, and the Portfolio had implemented a new investment strategy and changed its investment objective, performance benchmarks, and fee and expense structure, in connection with a restructuring of the Portfolio in April 2017 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/Goldman Sachs Moderate Growth Allocation Portfolio, the Board also noted that the Portfolio had changed its benchmark in December 2017 and, therefore, the Board focused on the Portfolio’s performance since that time.

The Board also noted that each of the 1290 VT Moderate Growth Allocation, EQ/AB Dynamic Aggressive Growth, EQ/American Century Moderate Growth Allocation, EQ/AXA Investment Managers Moderate Allocation, EQ/First Trust Moderate Growth Allocation, EQ/Goldman Sachs Growth Allocation, EQ/Invesco Moderate Growth Allocation, EQ/JPMorgan Growth Allocation and EQ/Legg Mason Growth Allocation Portfolios had only a short operating history on which to evaluate performance.

The Board also factored into its evaluation of a Portfolio’s performance the limitations inherent in comparing the performance of asset allocation funds, such as the Portfolios, which may invest in equity and fixed income (and, as applicable, alternative) investments, to the performance of a peer group that includes funds that may allocate their assets between equity and fixed income investments in different percentages over time than the Portfolio and among other asset classes.

The Board and the Adviser discussed the performance of each Portfolio, including whether the Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark and/or blended benchmark, as applicable, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered, with respect to each sub-advised Portfolio, steps that the Adviser and the Sub-Adviser had taken to address a Portfolio’s performance, including any changes to the Sub-Adviser or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. Where applicable, the Board also considered, with respect to each fund-of-funds Portfolio, steps that the Adviser had taken to address a Portfolio’s performance, including any changes to the investment strategies of a Portfolio or to the underlying portfolios in which a Portfolio invests, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement(s) and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

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Based on its review and the explanations provided by the Adviser and, where applicable, the relevant Sub-Adviser regarding the performance of each Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and, where applicable, the relevant Sub-Adviser’s continued management of the Portfolio.

“Passive” with Managed Volatility Portfolios

With respect to the performance of the ATM International Managed Volatility, ATM Large Cap Managed Volatility, ATM Mid Cap Managed Volatility, ATM Small Cap Managed Volatility, EQ/400 Managed Volatility, EQ/500 Managed Volatility, EQ/2000 Managed Volatility and EQ/International Managed Volatility Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio is normally divided into two portions, one of which uses a “passive” or indexing strategy intended to track the performance (before fees and expenses) of the Portfolio’s benchmark, and the other of which seeks to tactically manage equity exposure in the Portfolio based on the level of volatility in the market. The Board further considered that each Portfolio’s tactical volatility management strategy is intended to reduce the volatility associated with investing in equity securities in an effort to produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that the funds in a Portfolio’s peer group may or may not employ a tactical volatility management strategy like that employed by the Portfolios. The Board also noted that each Portfolio has the ability to invest in ETFs.

The Board and the Adviser discussed the performance of each Portfolio, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark, as applicable, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered steps that the Adviser and the Sub-Advisers had taken to address a Portfolio’s performance, including any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser and the relevant Sub-Advisers regarding the performance of each Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and each Sub-Adviser’s continued management of the Portfolio.

“Passive” without Managed Volatility Portfolios

With respect to the performance of the 1290 VT Natural Resources and 1290 VT Real Estate Portfolios, the Board considered that each Portfolio seeks to track the performance (before fees and expenses) of its benchmark. With respect to the performance of the 1290 VT Socially Responsible Portfolio, the Board considered that the Portfolio seeks to track the investment results of a benchmark consisting of a universe of securities that have positive environmental, social and governance (“ESG”) characteristics. With respect to the performance of the EQ/Common Stock Index, EQ/Core Bond Index, EQ/Equity 500 Index, EQ/Intermediate Government Bond, EQ/International Equity Index, EQ/Large Cap Growth Index, EQ/Large Cap Value Index, EQ/Mid Cap Index and EQ/Small Company Index Portfolios, the Board considered that each Portfolio seeks to achieve a total return (before fees and expenses) that approximates the total return performance of its benchmark. The Board noted that each Portfolio uses a “passive” or indexing strategy. The Board also noted that each Portfolio’s performance was expected to vary from (and generally was expected to be lower than) that of its benchmark due to fees, management of cash flows, transaction costs, valuation and other factors, which affect the Portfolio but not the benchmark.

The Board also took into account that peer groups in which certain Portfolios were placed for comparison purposes include only funds with passive management strategies, whereas peer groups in which other Portfolios were placed for comparison purposes include funds with active management strategies.

In evaluating the performance of each Portfolio that had converted from an active management strategy to a passive management strategy, the Board focused on the Portfolio’s performance results since the date of the conversion and considered that the passive management strategy had been implemented, in part, to enhance the performance of the Portfolio.

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In evaluating the performance of the 1290 VT Socially Responsible Portfolio, the Board also took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors. The Board also noted that the Portfolio had replaced its Sub-Adviser, modified its investment strategy, and changed its benchmark in December 2016 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/Large Cap Value Index and EQ/Mid Cap Index Portfolios, the Board also noted that each Portfolio had replaced its Sub-Adviser in November 2018 and, therefore, the Board focused on the Portfolio’s performance since that time.

The Board and the Adviser discussed the performance of each Portfolio, including whether each Portfolio had performed as expected over time, and the extent to which each Portfolio had achieved its objective, as described above. In this connection, the Board also considered information on the correlation and tracking error between each Portfolio and its respective benchmark over various time periods, as well as the Adviser’s and the relevant Sub-Adviser’s views and explanations of this information.

Based on its review and the explanations provided by the Adviser and the relevant Sub-Adviser regarding the performance of each Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and the Sub-Adviser’s continued management of the Portfolio.

“Pactive” with Managed Volatility Portfolios

With respect to the performance of the EQ/ClearBridge Select Equity Managed Volatility, EQ/Franklin Balanced Managed Volatility, EQ/Franklin Small Cap Value Managed Volatility, EQ/Global Equity Managed Volatility, EQ/International Core Managed Volatility, EQ/International Value Managed Volatility, EQ/Large Cap Core Managed Volatility, EQ/Large Cap Growth Managed Volatility, EQ/Large Cap Value Managed Volatility and EQ/Mid Cap Value Managed Volatility Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple Sub-Advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy. The Board noted that each Portfolio uses a combination of active and passive (or “pactive”) investment strategies. The Board also noted that each of the EQ/International Core Managed Volatility, EQ/International Value Managed Volatility, EQ/Large Cap Core Managed Volatility, EQ/Large Cap Growth Managed Volatility, EQ/Large Cap Value Managed Volatility and EQ/Mid Cap Value Managed Volatility Portfolios also has the ability to invest in ETFs.

The Board also considered that, in connection with the pactive investment strategy, each Portfolio may employ various volatility management techniques, including the use of futures and options to manage equity exposure. The Board further considered that each Portfolio’s volatility management strategy is intended to reduce the volatility associated with investing in equity securities in an effort to produce more favorable risk-adjusted returns over extended market cycles. The Board also noted that the funds in a Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and (in the case of certain Portfolios) ETF components, as well as a tactical volatility management component.

In evaluating the performance of the EQ/ClearBridge Select Equity Managed Volatility Portfolio, the Board also noted that the Portfolio had replaced a Sub-Adviser and modified its active investment strategies in October 2018 and, therefore, the Board focused on the Portfolio’s performance since that time.

With respect to the EQ/Global Equity Managed Volatility Portfolio, the Board also noted that, in May 2019, OppenheimerFunds, Inc. (“Oppenheimer”), then a Sub-Adviser to the Portfolio, was acquired by the indirect parent company of Invesco, which replaced Oppenheimer as a Sub-Adviser to the Portfolio.

In evaluating the performance of the EQ/International Value Managed Volatility Portfolio, the Board also noted that the Portfolio had replaced a Sub-Adviser and modified its investment strategy in December 2018 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/Large Cap Core Managed Volatility Portfolio, the Board also noted that the Portfolio had replaced a Sub-Adviser on or about July 1, 2020.

In addition, the Board considered the performance of the allocated portions of each Portfolio managed by different Sub-Advisers and whether the performance of the portions allocated to each of the Sub-Advisers met the Board’s expectations as to the compatibility of the Sub-Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance.

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The Board and the Adviser discussed the performance of each Portfolio and each allocated portion thereof, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its peer group and/or benchmark, as applicable, and efforts to improve the Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Adviser and the Sub-Advisers had taken to address a Portfolio’s or an allocated portion’s performance, including any changes or additions to the Sub-Advisers or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser and the relevant Sub-Advisers regarding the performance of each Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and each Sub-Adviser’s continued management of the Portfolio.

“Pactive” without Managed Volatility Portfolios

With respect to the performance of the 1290 VT Convertible Securities and 1290 VT High Yield Bond Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated between two portions, one of which is actively managed and the other of which is invested in ETFs that are passively managed. With respect to the performance of the 1290 VT Micro Cap, 1290 VT Small Cap Value, EQ/Emerging Markets Equity PLUS, EQ/Global Bond PLUS, EQ/Morgan Stanley Small Cap Growth and EQ/Quality Bond PLUS Portfolios, the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple Sub-Advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy, whereby one portion is actively managed and the other portion seeks to track the performance of a particular index. With respect to the performance of the EQ/AB Small Cap Growth Portfolio, the Board considered that the Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated between two portions, one of which is actively managed and the other of which seeks to track the performance of a particular index. With respect to the performance of the Multimanager Aggressive Equity, Multimanager Core Bond, and Multimanager Technology Portfolios (the “Multimanager Portfolios”), the Board considered that each Portfolio follows an investment strategy under which the Portfolio’s assets normally are allocated among multiple Sub-Advisers, each of which manages its portion of the Portfolio using a different but complementary investment strategy, whereby one portion of a Portfolio seeks to track the performance of a particular index, one portion of the Multimanager Technology Portfolio has the ability to invest in ETFs, and one or more other portions of a Portfolio are actively managed. The Board noted that each Portfolio uses a combination of active and passive (or “pactive”) investment strategies. The Board also noted that each of the EQ/Emerging Markets Equity PLUS, EQ/Global Bond PLUS and EQ/Quality Bond PLUS Portfolios also has the ability to invest in ETFs. The Board also noted that the funds in a Portfolio’s peer group may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and (in the case of certain Portfolios) ETF components.

The Board also noted that prior to June 2014 each Multimanager Portfolio was organized as a series of EQ Premier VIP Trust and that, therefore, the performance information that had been provided to the Board, including the performance information for the ten-year and since inception periods ended March 31, 2020, for each Portfolio included the performance of its predecessor series. The Board also noted that each Multimanager Portfolio’s investment objective, strategies and, except as discussed below, policies are substantially similar to those of its predecessor series.

The Board noted that the Adviser, in its management of the Multimanager Aggressive Equity Portfolio’s predecessor series, had employed various volatility management techniques, including the use of futures and options to manage equity exposure, but that in April 2014 the Adviser had discontinued the use of these techniques in its management of the predecessor series, and the Adviser was not employing these techniques in its management of the Multimanager Aggressive Equity Portfolio. Therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the Multimanager Core Bond Portfolio, the Board also noted that the Portfolio had changed its benchmark in December 2017 and, therefore, the Board focused on the Portfolio’s performance since that time.

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In evaluating the performance of the Multimanager Technology Portfolio, the Board also noted that the Portfolio had replaced a Sub-Adviser in November 2018 and, therefore, the Board focused on the Portfolio’s performance since that time.

In addition, the Board considered the performance of the allocated portions of each Portfolio managed by different Sub-Advisers and whether the performance of the portions allocated to each of the Sub-Advisers met the Board’s expectations as to the compatibility of the Sub-Advisers’ different investment strategies and styles and the contributions of each to the overall Portfolio strategy and performance.

The Board and the Adviser discussed the performance of each Portfolio and each allocated portion thereof, including whether each Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s or an allocated portion’s underperformance for certain periods relative to its peer group and/or benchmark, as applicable, and efforts to improve the Portfolio’s or allocated portion’s performance. Where applicable, the Board also considered steps that the Adviser and the Sub-Advisers had taken to address a Portfolio’s or an allocated portion’s performance, including any changes or additions to the Sub-Advisers or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio or allocated portion since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreements and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser and the relevant Sub-Advisers regarding the performance of each Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and each Sub-Adviser’s continued management of the Portfolio.

Active Portfolios

With respect to the performance of the 1290 VT DoubleLine Opportunistic Bond, 1290 VT Equity Income, 1290 VT GAMCO Mergers & Acquisitions, 1290 VT GAMCO Small Company Value, 1290 VT SmartBeta Equity, EQ/AB Short Duration Government Bond, EQ/American Century Mid Cap Value, EQ/BlackRock Basic Value Equity, EQ/Capital Group Research, EQ/ClearBridge Large Cap Growth, EQ/Fidelity Institutional AM® Large Cap, EQ/Franklin Rising Dividends, EQ/Franklin Strategic Income, EQ/Goldman Sachs Mid Cap Value, EQ/Invesco Comstock, EQ/Invesco Global, EQ/Invesco Global Real Estate, EQ/Invesco International Growth, EQ/Janus Enterprise, EQ/JPMorgan Value Opportunities, EQ/Lazard Emerging Markets Equity, EQ/Loomis Sayles Growth, EQ/MFS International Growth, EQ/MFS International Intrinsic Value, EQ/MFS Mid Cap Focused Growth, EQ/MFS Technology, EQ/MFS Utilities Series, EQ/Money Market, EQ/PIMCO Global Real Return, EQ/PIMCO Real Return, EQ/PIMCO Total Return, EQ/PIMCO Ultra Short Bond, EQ/T. Rowe Price Growth Stock, EQ/T. Rowe Price Health Sciences and EQ/Wellington Energy Portfolios, the Board considered that each Portfolio is actively managed and advised by a single Sub-Adviser.

With respect to the performance of the 1290 VT Energy, 1290 VT Low Volatility Global Equity and 1290 VT Multi-Alternative Strategies Portfolios, the Board considered that each Portfolio operates as a fund-of-funds and invests in securities of other mutual funds and/or ETFs (referred to collectively as “underlying portfolios”) and recognized, therefore, that each Portfolio’s performance is based, in part, on the total returns of the underlying portfolios in which it invests.

In evaluating the performance of the 1290 VT Equity Income Portfolio, the Board also noted that the Portfolio had replaced its Sub-Adviser and modified its investment strategy in January 2018 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the 1290 VT GAMCO Mergers & Acquisitions Portfolio, the Board also took into account that the Portfolio is a specialty portfolio that offers a unique investment strategy and enhances the range of investment options available to investors and that the peer group in which the Portfolio was placed for comparison purposes includes a wider range of fund types.

In evaluating the performance of the 1290 VT SmartBeta Equity Portfolio, the Board also noted that, prior to January 2018, the Portfolio did not integrate ESG filters into its portfolio construction process.

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In evaluating the performance of the EQ/BlackRock Basic Value Equity Portfolio, the Board considered that it had instructed the Adviser to monitor the Portfolio and the relevant Sub-Adviser especially closely.

In evaluating the performance of the EQ/ClearBridge Large Cap Growth Portfolio, the Board also noted that the Portfolio had replaced its Sub-Adviser, modified its investment strategy, and changed its benchmark in December 2016 and, therefore, the Board focused on the Portfolio’s performance since that time.

With respect to the EQ/Invesco Global Portfolio, the Board also noted that, in May 2019, Oppenheimer, then a Sub-Adviser to the Portfolio, was acquired by the indirect parent company of Invesco, which replaced Oppenheimer as a Sub-Adviser to the Portfolio.

In evaluating the performance of the EQ/Janus Enterprise Portfolio, the Board also noted that the Portfolio had replaced its Sub-Adviser and modified its investment strategy in December 2016 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/Loomis Sayles Growth Portfolio, the Board also noted that the Portfolio had replaced its Sub-Adviser, modified its investment strategy, and changed its benchmark in September 2014 and, therefore, the Board focused on the Portfolio’s performance since that time.

In evaluating the performance of the EQ/MFS Mid Cap Focused Growth Portfolio, the Board also noted that the Portfolio had replaced its Sub-Adviser and modified its investment strategy in November 2019.

In evaluating the performance of the EQ/MFS Utilities Series Portfolio, the Board also noted that the Portfolio had changed its benchmark in May 2020.

In evaluating the performance of the EQ/Money Market Portfolio, the Board also noted that the Portfolio had converted to a government money market fund and modified its investment strategy accordingly in April 2016 and, therefore, the Board focused on the Portfolio’s performance since that time. The Board also considered the low interest rate environment.

In evaluating the performance of the EQ/Wellington Energy Portfolio, the Board also noted that the Portfolio had replaced its Sub-Adviser and modified its investment strategy in November 2019 and changed its benchmark in May 2020.

The Board also noted that each of the 1290 VT Multi-Alternative Strategies, EQ/American Century Mid Cap Value, EQ/Fidelity Institutional AM® Large Cap, EQ/Franklin Rising Dividends, EQ/Franklin Strategic Income, EQ/Goldman Sachs Mid Cap Value, EQ/Invesco Global Real Estate, EQ/Invesco International Growth, EQ/Lazard Emerging Markets Equity, EQ/MFS International Intrinsic Value, EQ/MFS Mid Cap Focused Growth, EQ/MFS Technology, EQ/MFS Utilities Series, EQ/PIMCO Real Return, EQ/PIMCO Total Return, EQ/T. Rowe Price Health Sciences and EQ/Wellington Energy Portfolios had only a short operating history on which to evaluate performance. The Board also took into account that the Adviser was closely monitoring the 1290 VT Energy Portfolio.

The Board and the Adviser discussed the performance of each Portfolio, including whether the Portfolio had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Portfolio’s underperformance for certain periods relative to its peer group and/or benchmark, as applicable, and efforts to improve the Portfolio’s performance. Where applicable, the Board also considered, with respect to each sub-advised Portfolio, steps that the Adviser and the Sub-Adviser had taken to address a Portfolio’s performance, including any changes to the Sub-Adviser or portfolio managers advising a Portfolio and any changes to the investment strategies of a Portfolio, and the performance results of the Portfolio since the date of such changes. Where applicable, the Board also considered, with respect to each fund-of-funds Portfolio, steps that the Adviser had taken to address a Portfolio’s performance, including any changes to the investment strategies of a Portfolio or to the underlying portfolios in which a Portfolio invests, and the performance results of the Portfolio since the date of such changes. In this regard, the Board noted that performance is only one of the factors that it deems relevant to its consideration of a Portfolio’s Agreement(s) and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Portfolio’s underperformance.

Based on its review and the explanations provided by the Adviser and, where applicable, the relevant Sub-Adviser regarding the performance of each Portfolio, the Board determined, with respect to each Portfolio, that the Portfolio and its investors would benefit from the Adviser’s and, where applicable, the relevant Sub-Adviser’s continued management of the Portfolio.

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All Portfolios

Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services provided by the Adviser, the relevant Sub-Adviser(s) and, where applicable, their respective affiliates were appropriate for the Portfolio in light of its investment objective(s) and, thus, supported a decision to approve the renewal of the Agreement(s).

Expenses

The Board considered each Portfolio’s advisory fee and, where applicable, sub-advisory fee(s) in light of the nature, quality and extent of the overall services provided by the Adviser and, where applicable, the relevant Sub-Adviser(s). The Board also reviewed comparative fee and expense information for each Portfolio provided directly to the Board by Broadridge. The information provided by Broadridge included an analysis of how each Portfolio’s contractual advisory fee, actual advisory fee, other expense components, and total expense ratio compared with those of peer groups of other mutual funds selected by Broadridge as constituting an appropriate expense comparison (an expense “group” and a broader expense “universe”) for the Portfolio (a Portfolio’s “Broadridge category”). For each Portfolio, Broadridge provided information on the Portfolio’s contractual advisory fee in comparison with the contractual advisory fee that would have been charged by other funds within a Broadridge category assuming the other funds were similar in size to the Portfolio, as well as information on the Portfolio’s actual advisory fee and total expense ratio in comparison with those of other funds within a Broadridge category. The advisory fee analysis includes within such fee any separate administrative fee paid by a fund, including the administrative fee a Portfolio paid to the Adviser in its capacity as administrator for the Portfolio. The contractual advisory fee analysis does not take into account any fee reimbursements or waivers, whereas the actual advisory fee analysis does take into account any advisory (including any administrative) fee reimbursements or waivers that benefit a fund. The total expense ratio represents a fund’s total net operating expenses and takes into account any expense reimbursements or fee waivers that benefit a fund. Broadridge provided, and the Board considered, total expense ratio comparisons including and excluding any 12b-1 or non 12b-1 service fees and, as applicable, including fees and expenses of any underlying funds in which a fund invests. Broadridge also provided, and the Board considered, comparisons to managed volatility Broadridge categories for the Portfolios that pursue volatility management strategies either directly or through investments in underlying portfolios that pursue such strategies.

The Broadridge expense data was based upon historical information taken from each Portfolio’s audited annual report for the fiscal year ended December 31, 2019. In addition, for each of the Acquiring Portfolios, Broadridge provided expense data based upon the Acquiring Portfolio’s estimated expenses following its acquisition of one or more other series managed by the Adviser in merger transactions that were completed in June 2020. For each Acquiring Portfolio, the additional expense data was based upon fees and expenses provided to Broadridge by the Adviser. (The Acquiring Portfolios are indicated with an asterisk symbol (*) in the table above.)

Broadridge provided expense data for Class IB shares of each Portfolio other than the ATM International Managed Volatility, ATM Large Cap Managed Volatility, ATM Mid Cap Managed Volatility and ATM Small Cap Managed Volatility Portfolios (the “ATM Portfolios”). The Board reviewed the expense data for Class IB shares as a proxy for all of a Portfolio’s operational share classes. In this regard, the Board noted that the expenses for a Portfolio’s Class IB shares are generally equal to the expenses for a Portfolio’s Class IA shares (as applicable) and higher than the expenses for a Portfolio’s Class K shares (as applicable) and that the expense comparisons may differ for different classes. For the ATM Portfolios, Broadridge provided expense data for Class K shares, the Portfolios’ only operational share class. Portfolio-specific contractual advisory fee and total expense ratio comparisons are provided below. The total expense ratio comparisons exclude any 12b-1 or non 12b-1 service fees. For the funds-of-funds Portfolios and certain other Portfolios as noted below, the total expense ratio comparisons include fees and expenses of any underlying funds in which a fund invests.

The Board received a description of, and factored into its evaluation of each Portfolio’s fees and expenses the limitations inherent in, Broadridge’s methodology for developing and constructing Broadridge categories and for determining, from year to year, which mutual funds should be included in which Broadridge categories, among other things. In this regard, the Board also noted that Broadridge’s methodology may result in a Portfolio’s being included in one peer group one year and in a different peer group the next, and in similar Portfolios being included in different peer groups. The Board recognized these inherent limitations and, taking into account commentary and supporting data presented by management, also recognized that comparisons between a

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Portfolio and other mutual funds in a Broadridge category may not be as relevant in certain circumstances, given that in some cases a Portfolio may exhibit notable differences (for example, in its objective(s), management techniques, relative size, and operating structure) when compared to other mutual funds in a Broadridge category. The Board also noted that the number of mutual funds included in a Broadridge category may be relatively small and may differ significantly from category to category and from year to year and that the constituent mutual funds included in a Broadridge category (as well as their respective advisory/administrative fees and total expense ratios) also may differ from year to year, which can limit the relevance of the comparisons. The Board also noted that there is no standard definition of advisory and administrative services, meaning that different mutual funds may receive different services, rendering fee and expense comparisons more difficult. Nonetheless, the Board believed that the independent analysis conducted by Broadridge assisted the Board in evaluating the reasonableness of each Portfolio’s advisory fee and total expense ratio. The Board also considered that the full effects of certain fee and expense changes that the Adviser had agreed to implement during 2019 were not reflected in the Broadridge expense data, but that all current fees and expenses of each Portfolio are explicitly disclosed in Portfolio offering documents.

In addition, with respect to each sub-advised Portfolio, the Board further considered the relative levels of the sub-advisory fee(s) paid to the relevant Sub-Adviser(s) and the advisory fee retained by the Adviser in light of, among other factors, the nature and extent of responsibilities retained and risks assumed by the Adviser and not delegated to or assumed by the relevant Sub-Adviser(s), and the information prepared by management regarding the level of profits realized by the Adviser in connection with its operation of the Portfolio. The Board also considered the sub-advisory fee paid to each Sub-Adviser in light of fees charged by the Sub-Adviser to similar portfolios advised or sub-advised by the Sub-Adviser.

Allocation Portfolios

The Board considered that the contractual advisory fee for each of the EQ/AB Dynamic Aggressive Growth, EQ/AB Dynamic Growth, EQ/AB Dynamic Moderate Growth, EQ/Aggressive Growth Strategy and EQ/All Asset Growth Allocation Portfolios was at or below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the EQ/AB Dynamic Moderate Growth, EQ/Aggressive Growth Strategy and EQ/All Asset Growth Allocation Portfolios was at or below the median for the Portfolio’s respective Broadridge category, and the total expense ratio for the Class IB shares of each of the EQ/AB Dynamic Aggressive Growth and EQ/AB Dynamic Growth Portfolios was above (but, in the case of the EQ/AB Dynamic Growth Portfolio, within five basis points of) the median for the Portfolio’s respective Broadridge category. For each Portfolio, the total expense ratio included the fees and expenses of underlying portfolios in which the Portfolio may invest.

The Board considered that the contractual advisory fee for each of the EQ/Balanced Strategy, EQ/Conservative Growth Strategy, EQ/Conservative Strategy, EQ/Goldman Sachs Growth Allocation, EQ/Growth Strategy, EQ/JPMorgan Growth Allocation, EQ/Legg Mason Growth Allocation, EQ/Moderate Growth Strategy and EQ/Ultra Conservative Strategy Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the EQ/Balanced Strategy, EQ/Conservative Strategy, EQ/Goldman Sachs Growth Allocation, EQ/Growth Strategy and EQ/Ultra Conservative Strategy Portfolios was at or below the median for the Portfolio’s respective Broadridge category, the total expense ratio for the Class IB shares of each of the EQ/Conservative Growth Strategy, EQ/JPMorgan Growth Allocation and EQ/Moderate Growth Strategy Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category, and the total expense ratio for the Class IB shares of the EQ/Legg Mason Growth Allocation Portfolio was above the median for the Portfolio’s Broadridge category. For each Portfolio, the total expense ratio included the fees and expenses of the underlying portfolios in which the Portfolio may invest.

The Board considered that the contractual advisory fee for each of the 1290 VT DoubleLine Dynamic Allocation, 1290 VT Moderate Growth Allocation, EQ/American Century Moderate Growth Allocation, EQ/AXA Investment Managers Moderate Allocation, EQ/First Trust Moderate Growth Allocation, EQ/Goldman Sachs Moderate Growth Allocation, EQ/Invesco Moderate Allocation, EQ/Invesco Moderate Growth Allocation and EQ/Legg Mason Moderate Allocation Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was above the median for the Portfolio’s respective Broadridge category. For each Portfolio, the total expense ratio included the fees and expenses of underlying portfolios in which the Portfolio may invest.

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In addition, for each of the EQ/All Asset Growth Allocation and EQ/Aggressive Growth Strategy Portfolios, the Board also considered expense data based upon each such Acquiring Portfolio’s estimated expenses following its acquisition of one or more other series managed by the Adviser in merger transactions that were completed in June 2020. In this regard, the Board also noted that the Adviser had implemented a lower contractual expense limitation arrangement for the EQ/All Asset Growth Allocation Portfolio in connection with its merger transactions.

With respect to each of the Strategic Allocation Portfolios and the 1290 VT Moderate Growth Allocation, EQ/All Asset Growth Allocation and EQ/First Trust Moderate Growth Allocation Portfolios, the Board also considered each Portfolio’s advisory fee rate relative to the advisory fee rates of other portfolios managed by the Adviser that, like the Portfolios, are structured as funds-of-funds, and noted that differences in the level of the fees reflected differences between a Portfolio and other funds-of-funds managed by the Adviser.

With respect to the 1290 VT Moderate Growth Allocation, EQ/AB Dynamic Aggressive Growth, EQ/AB Dynamic Growth, EQ/AB Dynamic Moderate Growth, EQ/American Century Moderate Growth Allocation, EQ/AXA Investment Managers Moderate Allocation, EQ/First Trust Moderate Growth Allocation, EQ/Goldman Sachs Growth Allocation, EQ/Goldman Sachs Moderate Growth Allocation, EQ/Invesco Moderate Allocation, EQ/Invesco Moderate Growth Allocation, EQ/JPMorgan Growth Allocation, EQ/Legg Mason Growth Allocation and EQ/Legg Mason Moderate Allocation Portfolios, the Board also noted that the funds in a Portfolio’s Broadridge category may or may not employ an investment strategy similar to the Portfolio’s that includes a volatility management component.

The Board further considered that the advisory fee rate schedule for each Portfolio other than the EQ/All Asset Growth Allocation Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered (a) that the administrative fee rate schedule applicable to all of the Portfolios other than the 1290 VT DoubleLine Dynamic Allocation Portfolio aggregates the assets managed by the Adviser in these Portfolios and several other Portfolios of the Trust and in the portfolios of EQ Premier VIP Trust, and that the administrative fee rate schedule applicable to the 1290 VT DoubleLine Dynamic Allocation Portfolio aggregates the assets managed by the Adviser in this Portfolio and several other Portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and (b) that the administrative fee rate schedules applicable to all of the Portfolios include breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective advisory and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its advisory, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. In this regard, the Board also noted that each Portfolio’s expense limitation arrangement includes the fees and expenses of underlying portfolios in which the Portfolio invests and, thus, such fees and expenses would not cause the Portfolio’s annual operating expenses to exceed its expense limitation. The Board also noted that, as a result of these expense limitation arrangements, the actual advisory fee for each Portfolio (except the EQ/AB Dynamic Moderate Growth, EQ/Aggressive Growth Strategy, EQ/All Asset Growth Allocation, EQ/Balanced Strategy, EQ/Conservative Growth Strategy, EQ/Growth Strategy and EQ/Moderate Growth Strategy Portfolios) was lower than the Portfolio’s contractual advisory fee.

The Board also considered that, as funds-of-funds that indirectly bear the expenses charged by the underlying portfolios in which they invest, the 1290 VT Moderate Growth Allocation, EQ/All Asset Growth Allocation and EQ/First Trust Moderate Growth Allocation Portfolios and the Strategic Allocation Portfolios would benefit from any breakpoints in the advisory and administrative fee rate schedules for the underlying portfolios, in particular the underlying portfolios managed by the Adviser.

Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s advisory fee and, where applicable, the Sub-Adviser’s sub-advisory fee are fair and reasonable.

Passive with Managed Volatility Portfolios

The Board considered that the contractual advisory fee for each of the ATM International Managed Volatility, ATM Large Cap Managed Volatility, ATM Mid Cap Managed Volatility, ATM Small Cap Managed Volatility, EQ/400 Managed Volatility, EQ/500 Managed Volatility, EQ/2000 Managed Volatility and EQ/International Managed Volatility Portfolios was above (but, in the case of each of the ATM International Managed Volatility and EQ/International Managed Volatility Portfolios, within five basis points of) the median for the Portfolio’s respective

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Broadridge category. The Board also considered that the total expense ratio for the Class K or Class IB shares (as applicable) of each of the Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also noted that the funds in a Portfolio’s Broadridge category may or may not employ a tactical volatility management strategy like that employed by the Portfolios.

The Board further considered that the advisory fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio (a) aggregates the assets managed by the Adviser in these Portfolios and several other Portfolios of the Trust and in the portfolios of EQ Premier VIP Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and (b) includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective advisory and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its advisory, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual advisory fee for each of the ATM Mid Cap Managed Volatility, ATM Small Cap Managed Volatility and EQ/400 Managed Volatility Portfolios was lower than the Portfolio’s contractual advisory fee.

Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s advisory fee and the Sub-Advisers’ sub-advisory fees are fair and reasonable.

Passive without Managed Volatility Portfolios

The Board considered that the contractual advisory fee for each of the 1290 VT Natural Resources, 1290 VT Real Estate, 1290 VT Socially Responsible, EQ/Large Cap Growth Index and EQ/Small Company Index Portfolios was at or below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was at or below the median for the Portfolio’s respective Broadridge category.

The Board considered that the contractual advisory fee for each of the EQ/Common Stock Index, EQ/Core Bond Index, EQ/Equity 500 Index, EQ/Intermediate Government Bond, EQ/International Equity Index, EQ/Large Cap Value Index and EQ/Mid Cap Index Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was at (in the case of the EQ/Common Stock Index Portfolio) or above the median for the Portfolio’s respective Broadridge category.

The Board also took into account that peer groups in which certain Portfolios were placed for comparison purposes include only funds with passive management strategies, whereas peer groups in which other Portfolios were placed for comparison purposes include funds with active management strategies.

The Board further considered that the advisory fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio (a) aggregates the assets managed by the Adviser in these Portfolios and several other Portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and (b) includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective advisory and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that, for each of the 1290 VT Natural Resources, 1290 VT Real Estate, 1290 VT Socially Responsible, EQ/International Equity Index and EQ/Core Bond Index Portfolios, the Adviser had contractually agreed to make payments or waive all or a portion of its advisory, administrative and other fees so that each of these Portfolios’ total expense ratios do not exceed certain levels as set forth in its prospectus. In this regard, the Board also noted that the EQ/International Equity Index Portfolio’s expense limitation arrangement includes the fees and expenses of underlying portfolios in which the Portfolio may invest and, thus, such fees and expenses would not cause the Portfolio’s annual operating expenses to exceed its expense limitation. The Board also noted that, as a result of these expense limitation arrangements, the actual advisory fee for each of the 1290 VT Natural Resources and 1290 VT Real Estate Portfolios was lower than the Portfolio’s contractual advisory fee.

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The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had proposed a new contractual expense limitation arrangement for each of the EQ/Common Stock Index, EQ/Equity 500 Index and EQ/Intermediate Government Bond Portfolios, and had proposed to lower the existing contractual expense limitation arrangement for the EQ/Core Bond Index Portfolio, effective September 30, 2020, and would present these proposals for the Board’s approval at its September 2020 meeting.

In addition, the Board noted that the Adviser was in negotiations with AllianceBernstein to modify the sub-advisory fee schedules with respect to certain of the Portfolios to better align the sub-advisory fees with those of other sub-advised portfolios with passive management strategies and that the Adviser would present any proposal for the Board’s approval at a future Board meeting.

Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s advisory fee and the Sub-Adviser’s sub-advisory fee are fair and reasonable.

“Pactive” with Managed Volatility Portfolios

The Board considered that the contractual advisory fee for each of the EQ/Franklin Balanced Managed Volatility, EQ/Large Cap Core Managed Volatility, EQ/Large Cap Growth Managed Volatility, EQ/Large Cap Value Managed Volatility and EQ/Mid Cap Value Managed Volatility Portfolios was below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios (except the EQ/Mid Cap Value Managed Volatility Portfolio) was below the median for the Portfolio’s respective Broadridge category

The Board considered that the contractual advisory fee for each of the EQ/ClearBridge Select Equity Managed Volatility, EQ/Franklin Small Cap Value Managed Volatility, EQ/Global Equity Managed Volatility, EQ/International Core Managed Volatility and EQ/International Value Managed Volatility Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was above (but, in the case of each of the EQ/International Core Managed Volatility and EQ/International Value Managed Volatility Portfolios, within five basis points of) the median for the Portfolio’s respective Broadridge category.

The Board also noted that the funds in a Portfolio’s Broadridge category may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and (in the case of certain Portfolios) ETF components, as well as a tactical volatility management component.

The Board further considered that the advisory fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio (a) aggregates the assets managed by the Adviser in these Portfolios and several other Portfolios of the Trust and in the portfolios of EQ Premier VIP Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and (b) includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective advisory and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its advisory, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. The Board also noted that, as a result of these expense limitation arrangements, the actual advisory fee for each of the EQ/ClearBridge Select Equity Managed Volatility, EQ/Franklin Small Cap Value Managed Volatility and EQ/Global Equity Managed Volatility Portfolios was lower than the Portfolio’s contractual advisory fee.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had proposed to lower the existing contractual expense limitation arrangement for the EQ/Franklin Small Cap Value Managed Volatility Portfolio effective September 30, 2020, and would present this proposal for the Board’s approval at its September 2020 meeting.

Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s advisory fee and the Sub-Advisers’ sub-advisory fees are fair and reasonable.

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“Pactive” without Managed Volatility Portfolios

The Board considered that the contractual advisory fee for each of the EQ/AB Small Cap Growth, EQ/Emerging Markets Equity PLUS and Multimanager Aggressive Equity Portfolios was at or below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of the EQ/AB Small Cap Growth and EQ/Emerging Markets Equity PLUS Portfolios was below the median for the Portfolio’s respective Broadridge category, and the total expense ratio for the Class IB shares of the Multimanager Aggressive Equity Portfolio was above (but within five basis points of) the median for the Portfolio’s Broadridge category.

The Board considered that the contractual advisory fee for each of the EQ/Global Bond PLUS and EQ/Quality Bond PLUS Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of the EQ/Global Bond PLUS Portfolio was at the median for the Portfolio’s Broadridge category, and the total expense ratio for the Class IB shares of the EQ/Quality Bond PLUS Portfolio was above (but within five basis points of) the median for the Portfolio’s Broadridge category.

The Board considered that the contractual advisory fee for each of the 1290 VT Convertible Securities, 1290 VT High Yield Bond, 1290 VT Micro Cap, 1290 VT Small Cap Value, EQ/Morgan Stanley Small Cap Growth, Multimanager Core Bond and Multimanager Technology Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios (except the Multimanager Technology Portfolio) was above the median for the Portfolio’s respective Broadridge category. The Board noted, however, that the total expense ratio for the Class IB shares of each of the 1290 VT Micro Cap, 1290 VT Small Cap Value and EQ/Morgan Stanley Small Cap Growth Portfolios was within five basis points of the median for the Portfolio’s respective Broadridge category. For the 1290 VT Convertible Securities Portfolio, the total expense ratio included the fees and expenses of underlying funds in which the Portfolio may invest.

In addition, for each of the 1290 VT Small Cap Value and EQ/Morgan Stanley Small Cap Growth Portfolios, the Board also considered expense data based upon each such Acquiring Portfolio’s estimated expenses following its acquisition of another series managed by the Adviser in merger transactions that were completed in June 2020.

The Board also noted that the funds in a Portfolio’s Broadridge category may or may not employ an investment strategy similar to the Portfolio’s that includes active, passive and (in the case of certain Portfolios) ETF components.

The Board further considered that the advisory fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio (a) aggregates the assets managed by the Adviser in these Portfolios and several other Portfolios of the Trust and in the portfolios of EQ Premier VIP Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and (b) includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective advisory and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its advisory, administrative and other fees so that each Portfolio’s total expense ratios do not exceed certain levels as set forth in its prospectus. In this regard, the Board also noted that the expense limitation arrangement for the 1290 VT Convertible Securities Portfolio includes the fees and expenses of underlying portfolios in which the Portfolio may invest and, thus, such fees and expenses would not cause the Portfolio’s annual operating expenses to exceed its expense limitation. The Board also noted that, as a result of these expense limitation arrangements, the actual advisory fee for each Portfolio (except the EQ/AB Small Cap Growth, EQ/Quality Bond PLUS and Multimanager Aggressive Equity Portfolios) was lower than the Portfolio’s contractual advisory fee.

In addition, with respect to the 1290 VT Micro Cap Portfolio, after considering, among other things, the relative levels of the sub-advisory fee to be paid by the Adviser to Lord Abbett and the advisory fee to be retained by the Adviser, the Board approved, effective August 1, 2020, an amendment to the Sub-Advisory Agreement with Lord Abbett that is expected to lower the sub-advisory fee paid by the Adviser to Lord Abbett with respect to that Portfolio.

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In addition, with respect to the Multimanager Technology Portfolio, the Board noted that Allianz had proposed an amendment to the Sub-Advisory Agreement that is expected to lower the sub-advisory fee paid by the Adviser to Allianz with respect to that Portfolio and that the Adviser would present this proposal for the Board’s approval at a future Board meeting.

Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s advisory fee and the Sub-Advisers’ sub-advisory fees are fair and reasonable.

Active Portfolios

The Board considered that the contractual advisory fee for each of the 1290 VT Energy, 1290 VT GAMCO Small Company Value, 1290 VT GAMCO Mergers & Acquisitions, EQ/Fidelity Institutional AM® Large Cap, EQ/Franklin Rising Dividends, EQ/Janus Enterprise, EQ/MFS Technology and EQ/PIMCO Total Return Portfolios was at or below the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios was below the median for the Portfolio’s respective Broadridge category. For each of the 1290 VT Energy, EQ/Fidelity Institutional AM® Large Cap, EQ/Franklin Rising Dividends, EQ/MFS Technology and EQ/PIMCO Total Return Portfolios, the total expense ratio included the fees and expenses of underlying portfolios in which the Portfolio may invest.

The Board considered that the contractual advisory fee for each of the 1290 VT SmartBeta Equity, EQ/BlackRock Basic Value Equity, EQ/Capital Group Research, EQ/ClearBridge Large Cap Growth, EQ/Franklin Strategic Income, EQ/Invesco Comstock, EQ/Invesco Global Real Estate, EQ/Invesco International Growth, EQ/JPMorgan Value Opportunities, EQ/MFS Utilities Series and EQ/Money Market Portfolios was above (but within five basis points of) the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios (except the EQ/BlackRock Basic Value Equity, EQ/Franklin Strategic Income and EQ/Money Market Portfolios) was above the median for the Portfolio’s respective Broadridge category. The Board noted, however, that the total expense ratio for the Class IB shares of each of the EQ/Capital Group Research, EQ/JPMorgan Value Opportunities and EQ/MFS Utilities Series Portfolios was within five basis points of the median for the Portfolio’s respective Broadridge category. For each of the EQ/Franklin Strategic Income, EQ/Invesco Global Real Estate, EQ/Invesco International Growth and EQ/MFS Utilities Series Portfolios, the total expense ratio included the fees and expenses of underlying funds in which the Portfolio may invest.

The Board considered that the contractual advisory fee for each of the 1290 VT DoubleLine Opportunistic Bond, 1290 VT Equity Income, 1290 VT Low Volatility Global Equity, 1290 VT Multi-Alternative Strategies, EQ/AB Short Duration Government Bond, EQ/American Century Mid Cap Value, EQ/Goldman Sachs Mid Cap Value, EQ/Invesco Global, EQ/Lazard Emerging Markets Equity, EQ/Loomis Sayles Growth, EQ/MFS International Growth, EQ/MFS International Intrinsic Value, EQ/MFS Mid Cap Focused Growth, EQ/PIMCO Global Real Return, EQ/PIMCO Real Return, EQ/PIMCO Ultra Short Bond, EQ/T. Rowe Price Growth Stock, EQ/T. Rowe Price Health Sciences and EQ/Wellington Energy Portfolios was above the median for the Portfolio’s respective Broadridge category. The Board also considered that the total expense ratio for the Class IB shares of each of these Portfolios (except the EQ/Lazard Emerging Markets Equity, EQ/PIMCO Real Return and EQ/Wellington Energy Portfolios) was above the median for the Portfolio’s respective Broadridge category. The Board noted, however, that the total expense ratio for the Class IB shares of each of the EQ/American Century Mid Cap Value, EQ/Goldman Sachs Mid Cap Value, EQ/MFS Mid Cap Focused Growth, EQ/MFS International Intrinsic Value, EQ/T. Rowe Price Growth Stock and EQ/T. Rowe Price Health Sciences Portfolios was within five basis points of the median for the Portfolio’s respective Broadridge category. For each of the 1290 VT DoubleLine Opportunistic Bond, 1290 VT Low Volatility Global Equity, 1290 VT Multi-Alternative Strategies, EQ/American Century Mid Cap Value, EQ/Goldman Sachs Mid Cap Value, EQ/Lazard Emerging Markets Equity, EQ/MFS International Intrinsic Value, EQ/MFS Mid Cap Focused Growth, EQ/PIMCO Real Return, EQ/T. Rowe Price Health Sciences and EQ/Wellington Energy Portfolios, the total expense ratio included the fees and expenses of underlying portfolios in which the Portfolio may invest.

In addition, for each of the 1290 VT SmartBeta Equity, EQ/American Century Mid Cap Value, EQ/Capital Group Research, EQ/Janus Enterprise and EQ/MFS Technology Portfolios, the Board also considered expense data based upon each such Acquiring Portfolio’s estimated expenses following its acquisition of another series managed by the Adviser in merger transactions that were completed in June 2020. In this regard, the Board also noted that the Adviser had implemented a lower contractual expense limitation arrangement for the 1290 VT SmartBeta Equity Portfolio in connection with its merger transaction.

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With respect to the 1290 VT Energy, 1290 VT Low Volatility Global Equity and 1290 VT Multi-Alternative Strategies Portfolios, the Board also considered each Portfolio’s advisory fee rate relative to the advisory fee rates of other portfolios managed by the Adviser that, like the Portfolios, are structured as funds-of-funds, and noted that differences in the level of the fees reflected differences between a Portfolio and other funds-of-funds managed by the Adviser.

The Board further considered that the advisory fee rate schedule for each Portfolio includes breakpoints that reduce the fee rate as a Portfolio’s assets increase above certain levels. The Board also considered that the administrative fee rate schedule for each Portfolio (a) aggregates the assets managed by the Adviser in these Portfolios and several other Portfolios of the Trust, which is expected to reduce the likelihood that a Portfolio’s administrative fee would increase in the future if the Portfolio’s assets decline over time, and (b) includes breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board noted that any such reduction in a Portfolio’s effective advisory and/or administrative fee would result in corresponding reductions in the Portfolio’s total expense ratios. In addition, the Board considered that, for each Portfolio (except the 1290 VT GAMCO Mergers & Acquisitions and EQ/Money Market Portfolios), the Adviser had contractually agreed to make payments or waive all or a portion of its advisory, administrative and other fees so that each of these Portfolios’ total expense ratios do not exceed certain levels as set forth in its prospectus. In this regard, the Board also noted that the expense limitation arrangement for each of the 1290 VT DoubleLine Opportunistic Bond, 1290 VT Energy, 1290 VT Low Volatility Global Equity, 1290 VT Multi-Alternative Strategies, EQ/American Century Mid Cap Value, EQ/Fidelity Institutional AM® Large Cap, EQ/Franklin Rising Dividends, EQ/Franklin Strategic Income, EQ/Goldman Sachs Mid Cap Value, EQ/Invesco Global Real Estate, EQ/Invesco International Growth, EQ/Lazard Emerging Markets Equity, EQ/MFS International Intrinsic Value, EQ/MFS Mid Cap Focused Growth, EQ/MFS Technology, EQ/MFS Utilities Series, EQ/PIMCO Real Return, EQ/PIMCO Total Return, EQ/T. Rowe Price Health Sciences and EQ/Wellington Energy Portfolios includes the fees and expenses of underlying portfolios in which the Portfolio may invest and, thus, such fees and expenses would not cause the Portfolio’s annual operating expenses to exceed its expense limitation. The Board noted that, as a result of these expense limitation arrangements, the actual advisory fee for each Portfolio (except the 1290 VT GAMCO Mergers & Acquisitions, 1290 VT GAMCO Small Company Value, EQ/BlackRock Basic Value Equity, EQ/ClearBridge Large Cap Growth, EQ/Invesco Global Real Estate, EQ/Invesco International Growth, EQ/JPMorgan Value Opportunities and EQ/Money Market Portfolios) was lower than the Portfolio’s contractual advisory fee. In addition, the Board considered that the Adviser had voluntarily agreed to make payments or waive a portion of its advisory, administrative and other fees to enable the EQ/Money Market Portfolio to maintain a stable net asset value of $1.00 per share and to prevent a negative yield.

The Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had proposed a new contractual expense limitation arrangement for the 1290 VT GAMCO Mergers & Acquisitions Portfolio, and had proposed to lower the existing contractual expense limitation arrangement for each of the EQ/ClearBridge Large Cap Growth, EQ/Invesco Global Real Estate, EQ/Invesco International Growth, EQ/Lazard Emerging Markets Equity and EQ/PIMCO Global Real Return Portfolios effective September 30, 2020, and would present this proposal for the Board’s approval at its September 2020 meeting. The Board also took into account that the Adviser was closely monitoring the 1290 VT Energy Portfolio.

In addition, with respect to the EQ/Lazard Emerging Markets Equity Portfolio, after considering, among other things, the relative levels of the sub-advisory fee to be paid by the Adviser to Lazard and the advisory fee to be retained by the Adviser, the Board approved, effective August 1, 2020, an amendment to the Sub-Advisory Agreement with Lazard that is expected to lower the sub-advisory fee paid by the Adviser to Lazard with respect to that Portfolio.

Based on its review, the Board determined, with respect to each Portfolio, that the Adviser’s advisory fee and, where applicable, the Sub-Adviser’s sub-advisory fee are fair and reasonable.

Profitability and Costs

The Board also considered the level of profits realized by the Adviser and its affiliates in connection with the operation of each Portfolio. In this respect, the Board reviewed profitability information setting forth the overall profitability of the Trust to the Adviser and its affiliates, as well as the Adviser’s and its affiliates’ profits in providing management and other services to each of the individual Portfolios during the 12-month period ended December 31, 2019, which was the most recent fiscal year for the Adviser. The Board also considered a year-over-year comparison of profitability information for the one-year periods ended December 31, 2019, 2018, and 2017.

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In reviewing the Adviser’s profitability analysis, attention was given to the methodology the Adviser followed in determining and allocating costs to each Portfolio. The Board recognized that cost allocation methodologies are inherently subjective and various cost allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the cost allocation methodology was consistent with the redesigned cost allocation methodology followed in the profitability report presentations for the Portfolios made in the prior two years. The Board also noted that, in consultation with and through independent legal counsel, the Board’s Audit Committee had engaged an outside consultant to conduct an assessment of the redesigned cost allocation methodology prior to its being integrated into the Adviser’s profitability analysis in connection with the July 2018 annual renewal process. At that time, the Board took into account the consultant’s reported findings that, among other things, the redesigned cost allocation methodology includes expense categories that are reasonable and consistent to the services the Adviser provides to the Portfolios, the expense categories reviewed are consistent with industry practices and related cost allocation methods, and the allocation of those expenses and associated logic for the allocation to management and administration related revenue categories appear reasonable and consistent with observed industry practices and other established standards. The Board further noted that, in connection with the July 2019 annual renewal process, the Audit Committee had requested that the consultant review and update its prior report in light of certain adjustments that had been made to the redesigned cost allocation methodology and that, following such review, the consultant’s aforementioned reported findings remained unchanged. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Portfolios, as well as the need to meet additional regulatory and compliance requirements resulting from changes in rules and other regulations and to adapt to other challenges impacting the mutual fund industry. In addition, the Board considered information prepared by management and from third party sources comparing the profitability of the Adviser on an overall basis to the profitability of other publicly held asset managers (including asset managers similar to the Adviser) over various time periods.

In addition, with respect to the sub-advised Portfolios, the Board noted that the Board and the Adviser generally are aware of the fees charged by the Sub-Advisers to other clients (this information having been provided to the Board and the Adviser by the Sub-Advisers in conjunction with the proposed renewal of the Sub-Advisory Agreements) and that the Adviser believes that the fees agreed upon with the Sub-Advisers are reasonable in light of the nature, quality and extent of the investment sub-advisory services provided. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreements. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fees and that the fees paid to the Sub-Advisers are the product of negotiations with the Adviser and reflect levels of profitability acceptable to the Adviser and the Sub-Advisers based on the particular circumstances in each case for each of them. The Board further noted that each Sub-Adviser’s fee is paid by the Adviser and not the sub-advised Portfolio and that many responsibilities related to the advisory function are retained by the Adviser. The Board also noted that, with respect to AllianceBernstein, which is an affiliate of the Adviser, the Adviser provides additional information regarding the entity’s impact on the Adviser’s profitability. The Board also noted that the sub-advisory fees paid by the Adviser to AllianceBernstein are considered as possible fall-out benefits.

Based on its consideration of the factors above, the Board determined that the level of profits realized by the Adviser and its affiliates from providing services to each Portfolio was not excessive in view of the nature, quality and extent of the services provided.

Economies of Scale

The Board also considered whether economies of scale or efficiencies are realized by the Adviser as the Portfolios grow larger, the extent to which this is reflected in the level of advisory and administrative fees charged, and whether there is potential for realization of any further economies of scale or efficiencies. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any realized economies of scale or efficiencies may be shared with portfolios and their shareholders in a variety of ways, including: (i) breakpoints in the advisory fee or other fees so that a portfolio’s effective fee rate declines as the portfolio grows in size, (ii) subsidizing a portfolio’s expenses by making payments or waiving all or a portion of the advisory fee or other fees so that the portfolio’s total expense ratio does not exceed certain levels, (iii) setting the advisory fee or other fees so that a portfolio is priced to scale, which assumes that the portfolio has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that the

1655

manager and its affiliates provide to a portfolio and its shareholders. The Board noted that the advisory fee rate schedules for all Portfolios other than the EQ/All Asset Growth Allocation Portfolio include breakpoints that reduce the fee rate as Portfolio assets increase above certain levels. The Board also noted that the administrative fee rate schedules for all of the Portfolios aggregate the assets managed by the Adviser in a Portfolio and in several other Portfolios (and, for certain of the Portfolios, several portfolios of EQ Premier VIP Trust) and include breakpoints that reduce the fee rate as aggregate Portfolio assets increase above certain levels. The Board also noted that the Adviser was subsidizing certain Portfolios’ expenses by making payments or waiving all or a portion of its advisory, administrative and other fees so that the Portfolios’ total expense ratios do not exceed certain contractual levels as set forth in their prospectuses. In this connection, the Board also considered that, after extensive discussions and negotiations with the Adviser, the Adviser had proposed new or lower contractual expense limitation arrangements for certain of the Portfolios, as noted above, effective September 30, 2020, and would present this proposal for the Board’s approval at its September 2020 meeting. In addition, the Board considered that the Adviser shares any realized economies of scale with the Portfolios in other ways, which may include setting a Portfolio’s fees so that they are priced to scale. The Board considered that the effect of this pricing strategy is that the Adviser could lose money in the early stages of a Portfolio’s operation (and bear the risk that the Portfolio will never become profitable), while shareholders of the Portfolio receive the benefit of economies of scale that the Adviser expects the Portfolio will achieve as it grows. The Board further considered that the Adviser shares any realized economies of scale with the Portfolios through reinvestment in, and enhancements to, the services that the Adviser and its affiliates provide to the Portfolios and their shareholders, such as hiring additional personnel, providing additional resources in areas relating to management and administration of the Portfolios, and investing in technology (including cybersecurity improvements). In this regard, the Board also considered information about the operation of the Trust’s securities lending program.

In addition, the Board noted that the sub-advisory fee schedules for certain Sub-Advisers aggregate the assets managed by the Sub-Adviser in a Portfolio and in one or more other mutual funds for which the Sub-Adviser serves as investment sub-adviser and the Adviser serves as investment adviser. The Board also noted that the sub-advisory fee schedules for certain Sub-Advisers include breakpoints that reduce the sub-advisory fee rate as applicable Portfolio assets under the Sub-Adviser’s management increase above certain levels. In this regard, the Board acknowledged that, at some levels, the breakpoints in a sub-advisory fee schedule may result in savings to the Adviser and not to investors. The Board also noted that the aggregation of assets may result in the affected Portfolio(s) reaching a breakpoint sooner than if the sub-advisory fee schedule did not aggregate assets, which also has the potential to benefit the Adviser.

Based on its consideration of the factors above, the Board determined that there was a reasonable sharing of any realized economies of scale or efficiencies under the advisory, administrative and sub-advisory fee schedules at the present time.

Fall-Out and Other Benefits

The Board also considered the extent to which fall-out benefits may accrue to the Adviser and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that the Adviser also serves as the administrator for the Portfolios and receives compensation for acting in this capacity. In addition, the Board recognized that AllianceBernstein, an affiliate of the Adviser, serves as Sub-Adviser to certain of the Portfolios and receives sub-advisory fees that are paid by the Adviser out of the fees that it earns from those Portfolios. The Board also recognized that Equitable Distributors, LLC (formerly known as AXA Distributors, LLC), also an affiliate of the Adviser, serves as the underwriter for the Trust and receives from the Portfolios payments pursuant to Rule 12b-1 plans with respect to their Class IA and Class IB shares to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and may, from time to time, receive brokerage commissions from the Portfolios in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also recognized that the EQ/All Asset Growth Allocation Portfolio and the Strategic Allocation Portfolios invest in other (underlying) portfolios managed by the Adviser and in certain cases advised by an affiliated sub-adviser and that these underlying portfolios pay advisory and administrative fees to the Adviser, who may in certain cases pay sub-advisory fees to an affiliated Sub-Adviser, and pay distribution fees to the Adviser’s distribution affiliate. The Board also noted that the Adviser’s affiliated insurance companies, as

1656

depositors of the insurance company separate accounts investing in the Portfolios, receive certain significant tax benefits associated with such investments as well as other potential benefits. The Board also considered that the Portfolios are offered as investment options through variable insurance contracts offered and sold by the Adviser’s affiliated insurance companies and that the performance of each Portfolio may impact, positively or negatively, each insurance company’s ability to hedge the risks associated with guarantees that each insurance company may provide as the issuer of such contracts. The Board also noted that the Adviser’s affiliated insurance companies and Equitable Distributors, LLC receive compensation, which may include sales charges, separate account fees and charges, and other variable contract fees and charges, from the sale and administration of these variable insurance contracts. The Board also considered that certain Portfolios are subject to certain investment controls that are designed to reduce volatility for investors and that may benefit both investors and the Adviser and its affiliates (including by making it easier for the insurance companies to hedge their risks under the guarantees). Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Adviser are fair and reasonable.

The Board also considered possible fall-out benefits and other types of benefits that may accrue to a Sub-Adviser, including the following. The Board considered that a Sub-Adviser, through its position as a Sub-Adviser to its respective Portfolio(s), may engage in soft dollar transactions. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from a Portfolio in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. In cases where a Sub-Adviser’s affiliate executed a substantial portion of its respective Portfolio’s trades, the Board also considered the Sub-Adviser’s trading experience and discussed with the Adviser its monitoring of the Sub-Adviser’s brokerage selection, commission and other trading costs, and quality of execution. The Board also noted that certain Sub-Advisers serve or may serve as investment sub-advisers for other funds advised by the Adviser and receive sub-advisory fees with respect to those funds. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, insurance products issued by the Adviser’s affiliated insurance companies and that the proceeds of those sales may be invested in a Portfolio. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, other investment products issued by the Adviser or its affiliates. In addition, the Board noted that a Sub-Adviser may benefit from greater exposure in the marketplace with respect to the Sub-Adviser’s investment process and from expanding its level of assets under management, and a Sub-Adviser may derive benefits from its association with the Adviser. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Sub-Advisers are fair and reasonable.

Appendix A

The Board noted that the following information regarding each Portfolio’s performance relative to a benchmark and/or a blended benchmark and a peer group for the one-, three-, five- and ten-year periods, as applicable, and since inception periods ended March 31, 2020, supplemented other performance information (including performance based on rolling time periods) provided to the Board throughout the year and in connection with the annual renewal process. The performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report. The performance results do not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts, which would reduce the performance results.

EQ Advisors Trust Investment Performance

For the periods ended March 31, 2020

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.

Large Cap Value
1290 VT Equity Income - IA	12/13/2004	(21.90)	(4.81)	(0.12)	6.19	4.36
1290 VT Equity Income - IB	12/1/1998	(21.74)	(4.76)	(0.07)	6.17	4.22
1290 VT Equity Income - K	8/25/2011	(21.47)	(4.52)	0.19		7.50

Lipper Equity Income Funds		(14.83)	(1.33)	1.89	7.16	5.41

Russell 1000 Value Index		(17.17)	(2.18)	1.90	7.67	5.55

1657

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/BlackRock Basic Value Equity - IA	10/2/2002	(20.12)	(4.12)	(0.95)	5.66	6.83
EQ/BlackRock Basic Value Equity - IB	5/1/1997	(20.11)	(4.12)	(0.96)	5.61	6.48
EQ/BlackRock Basic Value Equity - K	8/25/2011	(19.94)	(3.89)	(0.71)		7.46

Lipper Large-Cap Value Funds		(17.50)	(2.53)	1.18	6.85	6.10

Russell 1000 Value Index		(17.17)	(2.18)	1.90	7.67	6.78
EQ/Franklin Rising Dividends - IB	10/19/2018	(10.24)				(3.00)

Lipper Equity Income Funds		(14.83)				(8.10)

S&P 500 Index		(6.98)				(2.67)
EQ/Invesco Comstock - IA	4/29/2005	(24.12)	(4.93)	(0.70)	6.00	4.24
EQ/Invesco Comstock - IB	4/29/2005	(24.11)	(4.93)	(0.70)	5.96	4.12
EQ/Invesco Comstock - K	10/28/2013	(23.88)	(4.68)	(0.44)		1.97

Lipper Large-Cap Value Funds		(17.50)	(2.53)	1.18	6.85	5.26

Russell 1000 Value Index		(17.17)	(2.18)	1.90	7.67	5.57
EQ/JPMorgan Value Opportunities - IA	10/2/2002	(22.75)	(6.04)	0.53	6.46	6.55
EQ/JPMorgan Value Opportunities - IB	5/1/1997	(22.74)	(6.02)	0.53	6.41	4.67
EQ/JPMorgan Value Opportunities - K	11/30/2011	(22.57)	(5.80)	0.77		7.98

Lipper Multi-Cap Value Funds		(19.41)	(3.57)	0.27	6.56	5.73

Russell 1000 Value Index		(17.17)	(2.18)	1.90	7.67	6.78
EQ/Large Cap Value Index - IA	10/3/2005	(17.65)	(2.81)	1.23	6.97	0.96
EQ/Large Cap Value Index - IB	10/3/2005	(17.71)	(2.82)	1.23	6.92	0.84

Lipper Multi-Cap Value Funds		(19.41)	(3.57)	0.27	6.56	4.55

Russell 1000 Value Index		(17.17)	(2.18)	1.90	7.67	5.22
EQ/Large Cap Value Managed Volatility - IA	5/18/2001	(10.02)	(0.17)	2.65	7.06	4.35
EQ/Large Cap Value Managed Volatility - IB	1/1/1998	(10.00)	(0.17)	2.66	7.01	4.69
EQ/Large Cap Value Managed Volatility - K	8/25/2011	(9.76)	0.08	2.91		9.01

Lipper Multi-Cap Value Funds		(19.41)	(3.57)	0.27	6.56	4.96

Russell 1000 Value Index		(17.17)	(2.18)	1.90	7.67	5.85

Large Cap Blend
EQ/ClearBridge Select Equity Managed Volatility - IA	9/15/2006	(2.59)	3.65	4.84	7.84	4.89
EQ/ClearBridge Select Equity Managed Volatility - IB	9/15/2006	(2.44)	3.66	4.83	7.81	4.80

Lipper Multi-Cap Core Funds		(10.68)	1.86	3.72	8.31	5.85

S&P 500 Index		(6.98)	5.10	6.73	10.53	7.32
EQ/Capital Group Research - IA	3/25/2002	(9.26)	5.52	6.20	10.88	6.63
EQ/Capital Group Research - IB	5/1/1999	(9.28)	5.51	6.20	10.83	6.06
EQ/Capital Group Research - K	10/30/2013	(9.02)	5.77	6.47		8.28

Lipper Multi-Cap Growth Funds		(4.65)	9.05	7.29	11.14	5.63

S&P 500 Index		(6.98)	5.10	6.73	10.53	5.21
EQ/Common Stock Index - IA	1/13/1976	(9.48)	3.44	5.13	9.51	10.49
EQ/Common Stock Index - IB	10/2/1996	(9.48)	3.43	5.12	9.46	6.52

Lipper Multi-Cap Core Funds		(10.68)	1.86	3.72	8.31	10.48

Russell 3000 Index		(9.13)	4.00	5.77	10.15	N/A

1658

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/Equity 500 Index - IA	3/1/1994	(7.46)	4.49	6.09	9.90	8.43
EQ/Equity 500 Index - IB	5/1/1997	(7.46)	4.50	6.09	9.85	6.63
EQ/Equity 500 Index - K	8/25/2011	(7.23)	4.76	6.34		11.67

Lipper S&P 500 Index Funds		(7.32)	4.69	6.26	10.11	8.61

S&P 500 Index		(6.98)	5.10	6.73	10.53	8.91
EQ/Fidelity InstitutionalAM Large Cap - IB	10/19/2018	(7.66)				(4.69)
EQ/Fidelity InstitutionalAM Large Cap - K	10/19/2018	(7.41)				(4.44)

Lipper Multi-Cap Core Funds		(10.68)				(4.65)

S&P 500 Index		(6.98)				(2.67)
EQ/Large Cap Core Managed Volatility - IA	3/25/2002	(3.82)	5.36	6.29	9.21	5.91
EQ/Large Cap Core Managed Volatility - IB	1/1/1999	(3.72)	5.39	6.31	9.16	4.34
EQ/Large Cap Core Managed Volatility - K	8/25/2011	(3.59)	5.65	6.55		11.16

Lipper Large-Cap Core Funds		(7.57)	4.03	5.40	9.30	5.16

S&P 500 Index		(6.98)	5.10	6.73	10.53	5.56

Large Cap Growth
1290 VT Socially Responsible - IA	10/2/2002	(6.65)	4.98	5.84	9.94	7.48
1290 VT Socially Responsible - IB	9/1/1999	(6.62)	4.98	5.84	9.90	3.85

Lipper Large-Cap Core Funds		(7.57)	4.03	5.40	9.30	5.09

MSCI KLD 400 Social Index		(5.77)	5.97	6.85	10.27	5.13

Russell 1000 Growth Index		0.91	11.32	10.36	12.97	5.25
EQ/ClearBridge Large Cap Growth - IA	10/2/2002	(3.39)	9.57	6.81	10.34	9.95
EQ/ClearBridge Large Cap Growth - IB	1/1/1999	(3.42)	9.57	6.81	10.28	5.45
EQ/ClearBridge Large Cap Growth - K	8/28/2012	(3.20)	9.82	7.08		10.64

Lipper Large-Cap Growth Funds		(0.61)	10.80	9.50	12.09	6.45

Russell 1000 Growth Index		0.91	11.32	10.36	12.97	5.53
EQ/Loomis Sayles Growth - IA	12/13/2004	(1.27)	11.35	11.34	11.63	9.11
EQ/Loomis Sayles Growth - IB	12/1/1998	(1.26)	11.39	11.34	11.58	6.27
EQ/Loomis Sayles Growth - K	2/6/2015	(0.92)	11.66	11.64		12.19

Lipper Multi-Cap Growth Funds		(4.65)	9.05	7.29	11.14	6.37

Russell 3000 Growth Index		(0.44)	10.54	9.74	12.68	5.88
EQ/Large Cap Growth Index - IA	5/1/1999	0.14	10.46	9.53	12.26	4.71
EQ/Large Cap Growth Index - IB	5/1/1999	0.15	10.48	9.53	12.22	4.56
EQ/Large Cap Growth Index - K	8/25/2011	0.44	10.77	9.83		13.99

Lipper Large-Cap Growth Funds		(0.61)	10.80	9.50	12.09	6.05

Russell 1000 Growth Index		0.91	11.32	10.36	12.97	5.31
EQ/Large Cap Growth Managed Volatility - IA	11/28/1998	3.90	11.36	9.84	11.53	6.27
EQ/Large Cap Growth Managed Volatility - IB	5/1/1997	3.86	11.34	9.83	11.48	7.41
EQ/Large Cap Growth Managed Volatility - K	8/25/2011	4.13	11.62	10.11		13.59

Lipper Large-Cap Growth Funds		(0.61)	10.80	9.50	12.09	8.17

Russell 1000 Growth Index		0.91	11.32	10.36	12.97	7.56

1659

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/T. Rowe Price Growth Stock - IA	5/16/2007	(3.82)	9.68	9.09	12.37	8.27
EQ/T. Rowe Price Growth Stock - IB	8/1/1988	(3.80)	9.68	9.09	12.32	9.21
EQ/T. Rowe Price Growth Stock - K	11/30/2011	(3.56)	9.95	9.36		13.86

Lipper Large-Cap Growth Funds		(0.61)	10.80	9.50	12.09	9.58

Russell 1000 Growth Index		0.91	11.32	10.36	12.97	10.13
Multimanager Aggressive Equity - IA	1/27/1986	(1.74)	10.78	8.93	11.27	9.24
Multimanager Aggressive Equity - IB	10/2/1996	(1.73)	10.78	8.93	11.22	4.31
Multimanager Aggressive Equity - K	8/25/2011	(1.48)	11.06	9.14		13.22

Lipper Multi-Cap Growth Funds		(4.65)	9.05	7.29	11.14	8.87

Russell 3000 Growth Index		(0.44)	10.54	9.74	12.68	9.91

Small/Mid Cap Value
1290 VT GAMCO Small Company Value - IA	7/13/2007	(25.57)	(6.48)	(1.10)	6.91	5.38
1290 VT GAMCO Small Company Value - IB	8/1/1988	(25.57)	(6.48)	(1.10)	6.86	10.86
1290 VT GAMCO Small Company Value - K	8/25/2011	(25.39)	(6.25)	(0.85)		7.37

Lipper Small-Cap Core Funds		(26.15)	(6.95)	(1.66)	5.93	6.92

Russell 2000 Value Index		(29.64)	(9.51)	(2.42)	4.79	8.74
1290 VT Small Cap Value - IB	4/18/2014	(33.91)	(7.82)	(2.88)		(1.77)
1290 VT Small Cap Value - K	4/18/2014	(33.68)	(7.58)	(2.62)		(1.53)

Lipper Small-Cap Growth Funds		(16.93)	2.26	2.91		4.89

Russell 2000 Value Index		(29.64)	(9.51)	(2.42)		(1.03)
EQ/American Century Mid Cap Value - IB	10/19/2018	(17.60)				(11.73)

Lipper Multi-Cap Value Funds		(19.41)				(12.29)

Russell Midcap Value Index		(24.13)				(16.04)
EQ/Franklin Small Cap Value Managed Volatility - IA	9/15/2006	(18.43)	(3.88)	0.42	5.84	3.73
EQ/Franklin Small Cap Value Managed Volatility - IB	9/15/2006	(18.48)	(3.90)	0.41	5.80	3.63
EQ/Franklin Small Cap Value Managed Volatility - K	8/25/2011	(18.24)	(3.66)	0.67		7.51

Lipper Small-Cap Core Funds		(26.15)	(6.95)	(1.66)	5.93	4.20

Russell 2000 Value Index		(29.64)	(9.51)	(2.42)	4.79	2.90
EQ/Goldman Sachs Mid Cap Value - IB	10/19/2018	(19.43)				(11.71)

Lipper Mid-Cap Core Funds		(20.98)				(12.12)

Russell Midcap Value Index		(24.13)				(16.04)
EQ/Mid Cap Value Managed Volatility - IA	11/24/1998	(18.27)	(4.35)	(0.12)	6.24	5.60
EQ/Mid Cap Value Managed Volatility - IB	5/1/1997	(18.26)	(4.35)	(0.12)	6.19	5.24
EQ/Mid Cap Value Managed Volatility - K	11/30/2011	(18.06)	(4.11)	0.13		7.68

Lipper Mid-Cap Value Funds		(24.33)	(6.83)	(1.71)	5.81	7.41

Russell Midcap Value Index		(24.13)	(5.97)	(0.76)	7.22	8.28

Small/Mid Cap Blend
1290 VT Micro Cap - IB	4/18/2014	(20.72)	2.28	2.17		3.95
1290 VT Micro Cap - K	4/18/2014	(20.49)	2.48	2.32		4.12

Lipper Small-Cap Growth Funds		(16.93)	2.26	2.91		4.89

Russell Microcap Index		(26.38)	(6.55)	(1.94)		(0.26)

1660

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/Mid Cap Index - IA	3/25/2002	(22.93)	(4.70)	(0.09)	7.19	5.69
EQ/Mid Cap Index - IB	9/1/2000	(22.91)	(4.70)	(0.10)	7.15	4.28
EQ/Mid Cap Index - K	8/25/2011	(22.75)	(4.48)	0.15		8.13

Lipper S&P Midcap 400 Index Funds		(22.92)	(4.65)	(0.10)	7.20	6.06

S&P MidCap 400 Index		(22.51)	(4.09)	0.56	7.88	6.56
EQ/Small Company Index - IA	3/25/2002	(24.23)	(5.04)	(0.68)	6.50	5.83
EQ/Small Company Index - IB	1/1/1998	(24.21)	(5.03)	(0.66)	6.46	5.38
EQ/Small Company Index - K	8/25/2011	(24.05)	(4.79)	(0.44)		7.74

Lipper Small-Cap Core Funds		(26.15)	(6.95)	(1.66)	5.93	6.09

Russell 2000 Index		(23.99)	(4.64)	(0.25)	6.90	5.85

Small/Mid Cap Growth
EQ/AB Small Cap Growth - IA	5/1/1997	(17.21)	1.56	2.85	9.29	7.26
EQ/AB Small Cap Growth - IB	5/1/1997	(17.18)	1.56	2.85	9.23	7.09
EQ/AB Small Cap Growth - K	8/25/2011	(17.01)	1.79	3.10		10.11

Lipper Small-Cap Growth Funds		(16.93)	2.26	2.91	9.19	7.67

Russell 2000 Growth Index		(18.58)	0.10	1.70	8.89	6.26
EQ/Janus Enterprise - IA	4/29/2005	(14.21)	5.86	2.30	7.11	7.55
EQ/Janus Enterprise - IB	4/29/2005	(14.22)	5.84	2.30	7.06	7.42
EQ/Janus Enterprise - K	11/30/2011	(14.00)	6.11	2.55		6.51

Lipper Mid-Cap Growth Funds		(9.48)	6.60	5.41	10.03	8.39

Russell Midcap Growth Index		(9.45)	6.53	5.61	10.89	8.98
EQ/MFS Mid Cap Focused Growth - IB	10/19/2018	(5.31)				3.05

Lipper Mid-Cap Growth Funds		(9.48)				0.11

Russell Midcap Growth Index		(9.45)				0.14
EQ/Morgan Stanley Small Cap Growth - IB	4/18/2014	(15.59)	5.66	4.11		4.86
EQ/Morgan Stanley Small Cap Growth - K	4/18/2014	(15.23)	5.97	4.35		5.09

Lipper Small-Cap Growth Funds		(16.93)	2.26	2.91		4.89

Russell 2000 Growth Index		(18.58)	0.10	1.70		4.12

Specialty
1290 VT Convertible Securities - IB	10/28/2013	(4.24)	3.57	3.74		4.99
1290 VT Convertible Securities - K	10/28/2013	(4.03)	3.80	4.01		5.25

Lipper Specialty/Miscellaneous Funds		(12.59)	(0.83)	1.98		3.18

ICE BofA US Convertible Index		(3.52)	4.78	4.73		6.22
1290 VT Energy - IB	10/28/2013	(54.50)	(24.40)	(17.48)		(16.09)
1290 VT Energy - K	10/28/2013	(54.45)	(24.21)	(17.27)		(15.89)

Lipper Natural Resources Funds		(41.55)	(19.39)	(12.99)		(12.40)

Energy Select Sector Index		(52.54)	(21.72)	(14.44)		(12.53)

S&P 500 Index		(6.98)	5.10	6.73		8.36

1661

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
1290 VT GAMCO Mergers & Acquisitions - IA	6/8/2007	(16.76)	(4.21)	(0.74)	2.43	1.93
1290 VT GAMCO Mergers & Acquisitions - IB	5/1/2003	(16.77)	(4.24)	(0.75)	2.38	3.68
1290 VT GAMCO Mergers & Acquisitions - K	8/25/2011	(16.62)	(4.00)	(0.51)		2.23

Lipper Specialty/Miscellaneous Funds		(12.59)	(0.83)	1.98	6.27	6.39

S&P Long-Only Merger Arbitrage Index		1.02	2.94	3.30	3.63	N/A

S&P 500 Index		(6.98)	5.10	6.73	10.53	8.52
1290 VT Multi-Alternative Strategies IB	11/13/2017	(9.54)				(3.72)
1290 VT Multi-Alternative Strategies K	11/13/2017	(9.31)				(3.46)

Lipper Alternative Other Funds		(6.58)				(1.94)

ICE BofA US 3-Month Treasury Bill Index		2.25				2.06
1290 VT Natural Resources - IB	2/8/2013	(40.37)	(12.54)	(7.95)		(7.55)
1290 VT Natural Resources - K	2/8/2013	(40.22)	(12.32)	(7.74)		(7.32)

Lipper Natural Resources Funds		(41.55)	(19.39)	(12.99)		(10.93)

MSCI World Commodity Producers (Net) Index		(40.26)	(12.24)	(7.63)		(7.25)
1290 VT Real Estate - IB	2/8/2013	(23.82)	(3.79)	(2.25)		0.92
1290 VT Real Estate - K	2/8/2013	(23.64)	(3.54)	(2.00)		1.17

Lipper Global Real Estate Funds		(21.12)	(2.80)	(1.87)		1.28

FTSE EPRA/NAREIT Developed Index		(23.22)	(2.92)	(1.15)		2.06
EQ/Invesco Global Real Estate - IB	10/19/2018	(22.84)				(8.74)

Lipper Global Real Estate Funds		(21.12)				(7.82)

FTSE EPRA/Nareit Global (Net) Index		(23.71)				(9.76)
EQ/MFS Technology - IB	10/19/2018	2.80				6.68

Lipper Science & Technology Funds		1.19				8.19

S&P North American Technology Sector Index		3.77				8.06

S&P 500 Index		(6.98)				(2.67)
EQ/MFS Utilities Series - IB	10/19/2018	(8.53)				(0.59)
EQ/MFS Utilities Series - K	10/19/2018	(8.32)				(0.34)

Lipper Utility Funds		(7.42)				1.25

MSCI ACWI Utilities (Net) Index		(5.96)				1.81

S&P 500 Index		(6.98)				(2.67)
EQ/T. Rowe Price Health Sciences - IB	10/19/2018	(3.81)				(0.30)

Lipper Health/Biotechnology Funds		(1.59)				3.13

Russell 3000 Health Care Index		(2.11)				(0.25)

S&P 500 Index		(6.98)				(2.67)
EQ/Wellington Energy - IB	10/19/2018	(59.36)				(54.50)

Lipper Natural Resources Funds		(41.55)				(31.85)

MSCI ACWI Energy (Net) Index		(44.57)				(35.28)

1662

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
Multimanager Technology - IA	12/31/2001	1.88	15.65	14.67	14.60	8.67
Multimanager Technology - IB	12/31/2001	1.88	15.65	14.68	14.55	8.52
Multimanager Technology - K	8/28/2012	2.17	15.94	14.98		16.15

Lipper Science & Technology Funds		1.19	11.73	11.82	12.88	7.62

S&P North American Technology Sector Index		3.77	16.33	16.76	15.69	9.23

Russell 1000 Index		(8.03)	4.64	6.22	10.39	6.85

International/Global Stocks
1290 VT Low Volatility Global Equity - IB	10/28/2013	(13.46)	0.77	2.74		3.85
1290 VT Low Volatility Global Equity - K	10/28/2013	(13.25)	1.05	3.02		4.12

Lipper Global Multi-Cap Core Funds		(11.82)	0.70	1.62		2.82

MSCI ACWI Minimum Volatility (Net) Index		(7.52)	3.72	4.62		5.92

MSCI ACWI (Net) Index		(11.26)	1.50	2.85		3.67
1290 VT SmartBeta Equity - IB	10/28/2013	(7.63)	3.55	4.39		5.31
1290 VT SmartBeta Equity - K	10/28/2013	(7.41)	3.82	4.64		5.57

Lipper Global Large-Cap Core		(10.42)	2.26	3.51		4.59

MSCI World (Net) Index		(10.39)	1.92	3.25		4.21
EQ/Emerging Markets Equity PLUS - IB	2/8/2013	(21.20)	(4.15)	(2.60)		(2.85)
EQ/Emerging Markets Equity PLUS - K	2/8/2013	(21.01)	(3.94)	(2.36)		(2.62)

Lipper Emerging Markets Funds		(18.03)	(2.32)	(0.45)		(0.87)

MSCI Emerging Markets (Gross Div) Index		(17.36)	(1.25)	0.01		(0.35)
EQ/Global Equity Managed Volatility - IA	10/2/2002	(9.25)	1.32	2.12	4.62	10.47
EQ/Global Equity Managed Volatility - IB	8/20/1997	(9.28)	1.30	2.13	4.57	5.18
EQ/Global Equity Managed Volatility - K	8/25/2011	(9.04)	1.57	2.38		5.94

Lipper Global Multi-Cap Core Funds		(11.82)	0.70	1.62	5.06	4.72

40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(16.55)	(3.08)	(1.26)	2.10	N/A

MSCI ACWI (Net) Index		(11.26)	1.50	2.85	5.88	N/A
EQ/International Core Managed Volatility - IA	3/25/2002	(13.70)	(1.65)	(1.16)	1.21	3.31
EQ/International Core Managed Volatility - IB	5/1/1999	(13.77)	(1.64)	(1.16)	1.17	2.22
EQ/International Core Managed Volatility - K	8/25/2011	(13.54)	(1.40)	(0.90)		2.25

Lipper International Multi-Cap Core Funds		(15.66)	(2.69)	(1.29)	2.20	3.21

40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(16.55)	(3.08)	(1.26)	2.10	N/A

MSCI EAFE Index		(14.38)	(1.82)	(0.62)	2.72	2.80
EQ/International Equity Index - IA	4/3/1995	(16.79)	(3.71)	(1.91)	1.44	2.42
EQ/International Equity Index - IB	5/1/1997	(16.74)	(3.69)	(1.91)	1.41	1.62
EQ/International Equity Index - K	8/25/2011	(16.60)	(3.47)	(1.68)		2.73

Lipper International Large-Cap Core Funds		(17.19)	(3.67)	(2.36)	1.15	5.87

40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(16.55)	(3.08)	(1.26)	2.10	N/A

MSCI EAFE Index		(14.38)	(1.82)	(0.62)	2.72	3.99

1663

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/International Value Managed Volatility - IA	3/25/2002	(18.78)	(5.14)	(3.18)	0.38	2.50
EQ/International Value Managed Volatility - IB	5/1/1997	(18.76)	(5.14)	(3.16)	0.33	3.52
EQ/International Value Managed Volatility - K	8/25/2011	(18.53)	(4.89)	(2.92)		1.46

Lipper International Large-Cap Core Funds		(17.19)	(3.67)	(2.36)	1.15	3.37

40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(16.55)	(3.08)	(1.26)	2.10	N/A

MSCI EAFE Index		(14.38)	(1.82)	(0.62)	2.72	3.74
EQ/Invesco International Growth - IB	10/19/2018	(12.26)				(3.51)

Lipper International Large-Cap Growth Funds		(10.45)				(2.57)

MSCI ACWI ex USA Growth (Net) Index		(7.31)				(0.65)
EQ/Lazard Emerging Markets Equity - IB	10/19/2018	(22.99)				(12.97)

Lipper Emerging Markets Funds		(18.03)				(5.69)

MSCI Emerging Markets (Net Div) Index		(17.69)				(6.84)
EQ/MFS International Growth - IA	9/26/2008	(8.44)	4.61	3.73	5.17	5.29
EQ/MFS International Growth - IB	11/18/1994	(8.29)	4.66	3.76	5.15	4.82
EQ/MFS International Growth - K	8/25/2011	(8.09)	4.91	3.99		6.01

Lipper International Large-Cap Growth Funds		(10.45)	1.07	1.02	3.44	5.47

MSCI ACWI ex USA Growth (Net) Index		(7.31)	2.53	2.10	3.91	N/A
EQ/MFS International Intrinsic Value - IB	10/19/2018	(3.54)				2.47

Lipper International Multi-Cap Growth Funds		(10.43)				(2.64)

MSCI EAFE Value (Net) Index		(22.76)				(16.32)
EQ/Invesco Global - IA	8/31/2006	(11.90)	3.07	2.99	6.75	5.08
EQ/Invesco Global - IB	8/31/2006	(11.85)	3.07	3.00	6.71	4.98

Lipper Global Large-Cap Growth		(7.38)	5.39	5.08	7.94	6.07

MSCI ACWI (Net) Index		(11.26)	1.50	2.85	5.88	4.21

Investment Grade Bonds
1290 VT DoubleLine Opportunistic Bond - IB	4/30/2015	0.05	1.75			1.78
1290 VT DoubleLine Opportunistic Bond - K	4/30/2015	0.40	2.03			2.05

Lipper Core Plus Bond Funds		5.11	3.60			2.97

Bloomberg Barclays U.S. Aggregate Bond Index		8.93	4.82			3.49
EQ/AB Short Duration Government Bond - IB	5/20/2013	1.49	1.21	0.66		0.32
EQ/AB Short Duration Government Bond - K	5/20/2013	1.73	1.45	0.92		0.55

Lipper Short Investment Grade Debt Funds		0.98	1.43	1.23		1.04

ICE BofA 1-year US Treasury Note Index		3.85	2.31	1.57		1.20
EQ/Core Bond Index - IA	3/25/2002	6.46	3.25	2.18	2.54	2.66
EQ/Core Bond Index - IB	1/1/1998	6.45	3.21	2.15	2.49	3.23
EQ/Core Bond Index - K	8/25/2011	6.72	3.51	2.41		2.20

Lipper Core Bond Funds		6.98	3.95	2.79	3.65	4.61

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index		6.88	3.79	2.76	3.14	4.53

1664

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/Franklin Strategic Income - IB	10/19/2018	(4.25)				(0.87)

Lipper Global Income Funds		0.81				3.07

Bloomberg Barclays U.S. Aggregate Bond Index		8.93				10.13
EQ/Global Bond PLUS - IA	10/3/2005	4.85	2.69	1.41	1.81	2.70
EQ/Global Bond PLUS - IB	10/3/2005	4.86	2.69	1.41	1.78	2.59
EQ/Global Bond PLUS - K	8/25/2011	5.07	2.93	1.65		1.11

Lipper Global Income Funds		0.81	1.59	1.17	2.27	3.68

Bloomberg Barclays Global Aggregate Index		4.19	3.55	2.63	2.47	3.55
EQ/Intermediate Government Bond - IA	4/1/1991	6.82	2.98	1.81	1.98	4.11
EQ/Intermediate Government Bond - IB	5/1/1997	6.87	3.00	1.82	1.94	3.26
EQ/Intermediate Government Bond - K	8/25/2011	7.08	3.23	2.08		1.61

Lipper Intermediate U.S. Government Funds		8.46	4.00	2.58	2.91	5.10

Bloomberg Barclays U.S. Intermediate Government Bond Index		8.93	4.12	2.77	2.79	4.98
EQ/PIMCO Global Real Return - IB	2/8/2013	3.85	2.80	2.92		2.56
EQ/PIMCO Global Real Return - K	2/8/2013	4.08	3.02	3.18		2.80

Lipper Inflation Protected Bond Funds		3.79	2.47	1.89		0.81

Bloomberg Barclays World Government Inflation-linked Bond Index		4.82	3.81	3.69		3.32
EQ/PIMCO Real Return - IB	10/19/2018	4.95				6.08

Lipper Inflation Protected Bond Funds		3.79				5.51

Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index		6.85				7.62
EQ/PIMCO Total Return - IB	10/19/2018	7.50				8.52

Lipper General Bond Funds		(0.10)				2.65

Bloomberg Barclays U.S. Aggregate Bond Index		8.93				10.13
EQ/PIMCO Ultra Short Bond - IA	3/30/2007	(0.88)	0.73	0.90	0.66	1.51
EQ/PIMCO Ultra Short Bond - IB	1/24/2002	(0.88)	0.69	0.90	0.60	2.18
EQ/PIMCO Ultra Short Bond - K	8/25/2011	(0.64)	0.95	1.15		0.92

Lipper Ultra-Short Obligations Funds		1.13	1.28	0.85	0.35	1.15

ICE BofA US 3-Month Treasury Bill Index		2.25	1.83	1.19	0.64	1.40
EQ/Quality Bond PLUS - IA	10/1/1993	7.56	3.43	2.16	2.13	3.76
EQ/Quality Bond PLUS - IB	7/8/1998	7.71	3.44	2.19	2.10	3.11
EQ/Quality Bond PLUS - K	4/17/2014	7.82	3.69	2.41		2.62

Lipper Core Bond Funds		6.98	3.95	2.79	3.65	4.95

Bloomberg Barclays U.S. Intermediate Government Bond Index		8.93	4.12	2.77	2.79	4.45
Multimanager Core Bond - IA	12/31/2001	5.67	3.32	2.39	3.07	3.99
Multimanager Core Bond - IB	12/31/2001	5.66	3.31	2.37	3.02	3.85
Multimanager Core Bond - K	8/25/2011	5.94	3.58	2.63		2.73

Lipper Core Bond Funds		6.98	3.95	2.79	3.65	4.31

Bloomberg Barclays U.S. Aggregate Bond Index		8.93	4.82	3.36	3.88	4.61

1665

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.

High Yield
1290 VT High Yield Bond - IB	2/8/2013	(4.86)	1.08	2.22		3.06
1290 VT High Yield Bond - K	2/8/2013	(4.73)	1.33	2.46		3.30

Lipper High Yield Funds		(6.71)	0.26	1.99		2.67

ICE BofA US High Yield Index		(7.45)	0.55	2.67		3.46

Money Market
EQ/Money Market - IA	7/13/1981	1.30	1.12	0.68	0.34	4.10
EQ/Money Market - IB	10/2/1996	1.30	1.12	0.67	0.34	1.92

Lipper Money Market Funds		1.62	1.30	0.80	(1.66)	N/A

ICE BofA US 3-Month Treasury Bill Index		2.25	1.83	1.19	0.64	4.30

EQ Tactical Manager Portfolios
EQ/2000 Managed Volatility - IB	10/29/2009	(18.98)	(3.19)	0.38	5.99	7.33
EQ/2000 Managed Volatility - K	8/25/2011	(18.79)	(2.96)	0.63		7.51

Lipper Small-Cap Core Funds		(26.15)	(6.95)	(1.66)	5.93	7.57

Russell 2000 Index		(23.99)	(4.64)	(0.25)	6.90	8.29

EQ/400 Managed Volatility - IB	10/29/2009	(16.16)	(2.33)	1.29	6.92	8.14
EQ/400 Managed Volatility - K	8/25/2011	(15.91)	(2.06)	1.56		8.19

Lipper Small-Cap Core Funds		(26.15)	(6.95)	(1.66)	5.93	7.57

S&P MidCap 400 Index		(22.51)	(4.09)	0.56	7.88	9.20

EQ/500 Managed Volatility - IB	10/29/2009	(2.36)	5.74	6.72	9.33	9.89
EQ/500 Managed Volatility - K	8/25/2011	(2.12)	6.01	7.00		11.33

Lipper Large-Cap Core Funds		(7.57)	4.03	5.40	9.30	10.25

S&P 500 Index		(6.98)	5.10	6.73	10.53	11.16
EQ/International Managed Volatility - IB	10/29/2009	(13.24)	(1.90)	(1.18)	1.37	1.46
EQ/International Managed Volatility - K	8/25/2011	(12.96)	(1.64)	(0.93)		2.70

Lipper International Multi-Cap Core Funds		(15.66)	(2.69)	(1.29)	2.20	2.73

40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(16.55)	(3.08)	(1.26)	2.10	2.21

MSCI EAFE Index		(14.38)	(1.82)	(0.62)	2.72	2.92
ATM International Managed Volatility - K	8/25/2011	(12.80)	(1.58)	(0.92)		2.56

Lipper International Multi-Cap Core Funds		(15.66)	(2.69)	(1.29)		2.37

40% EuroSTOXX50 / 25% FTSE 100 / 25% TOPIX / 10% S&P ASX 200		(16.55)	(3.08)	(1.26)		N/A

MSCI EAFE Index		(14.38)	(1.82)	(0.62)		3.66
ATM Large Cap Managed Volatility - K	8/25/2011	(0.06)	6.57	7.31		11.34

Lipper Large-Cap Core Funds		(7.57)	4.03	5.40		10.20

S&P 500 Index		(6.98)	5.10	6.73		12.09
ATM Mid Cap Managed Volatility - K	8/25/2011	(13.27)	(1.14)	2.13		8.35

Lipper Small-Cap Core Funds		(26.15)	(6.95)	(1.66)		5.96

S&P MidCap 400 Index		(22.51)	(4.09)	0.56		8.59

1666

	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
ATM Small Cap Managed Volatility - K	8/25/2011	(16.66)	(2.21)	1.08		7.64

Lipper Small-Cap Core Funds		(26.15)	(6.95)	(1.66)		5.96

Russell 2000 Index		(23.99)	(4.64)	(0.25)		7.94

Asset Allocation Portfolios
EQ/All Asset Growth Allocation - IA	10/29/2009	(11.28)	0.06	1.45	4.45	4.99
EQ/All Asset Growth Allocation - IB	8/1/1988	(11.25)	0.06	1.45	4.40	7.87
EQ/All Asset Growth Allocation - K	8/28/2012	(11.04)	0.31	1.71		4.11

Lipper Alternative Other Funds		(6.58)	(0.07)	0.74	4.05	5.60

EQ/All Asset Growth Allocation Index		(6.94)	1.33	2.38	5.32	N/A
EQ/Ultra Conservative Strategy - IB	9/28/2011	5.12	2.75	1.87		1.98

Lipper Mixed-Asset Target Allocation Conservative Funds		(0.93)	2.59	2.53		4.68

90% BB Barc U.S. Intmd Govt Bd / 1.5% MSCI EAFE / 1.5% S&P 400 / 5.5% S&P 500 / 1.5% Russell 2000		6.78	3.98	2.98		3.07
EQ/Conservative Strategy - IB	4/30/2009	3.20	2.82	2.25	2.96	3.65

Lipper Mixed-Asset Target Allocation Conservative Funds		(0.93)	2.59	2.53	4.51	5.90

66% BB Barc U.S. Intmd Govt Bd / 3% MSCI EAFE / 3% S&P 400 / 11% S&P 500 / 3% Russell 2000 / 14% ICE BofA US 3-Mo T Bill		3.68	3.48	2.94	3.80	4.21
EQ/Conservative Growth Strategy - IB	4/30/2009	0.33	2.81	2.77	4.10	5.24

Lipper Mixed-Asset Target Allocation Conservative Funds		(0.93)	2.59	2.53	4.51	5.90

50% BB Barc U.S. Intmd Govt Bd / 7% MSCI EAFE / 7% S&P 400 / 19% S&P 500 / 7% Russell 2000 / 10% ICE BofA US 3-Mo T Bill		(0.85)	2.88	3.11	4.99	5.93
EQ/Balanced Strategy - IA	9/11/2009	(1.04)	2.81	3.01	4.71	5.07
EQ/Balanced Strategy - IB	4/30/2009	(0.98)	2.80	3.00	4.66	5.92

Lipper Mixed-Asset Target Allocation Moderate Funds		(4.04)	2.36	2.70	5.69	7.53

42% BB Barc U.S. Intmd Govt Bd / 8% MSCI EAFE / 8% S&P 400 / 26% S&P 500 / 8% Russell 2000 / 8% ICE BofA US 3-Mo T Bill		(2.70)	2.78	3.34	5.68	6.87
EQ/Moderate Growth Strategy - IB	4/30/2009	(2.47)	2.76	3.23	5.20	6.86

Lipper Mixed-Asset Target Allocation Moderate Funds		(4.04)	2.36	2.70	5.69	7.53

33% BB Barc U.S. Intmd Govt Bd / 10% MSCI EAFE / 10% S&P 400 / 30% S&P 500 / 10% Russell 2000 / 7% ICE BofA US 3-Mo T Bill		(5.06)	2.38	3.34	6.19	7.65
EQ/Growth Strategy - IA	9/11/2009	(3.81)	2.70	3.44	5.78	6.27
EQ/Growth Strategy - IB	4/30/2009	(3.86)	2.70	3.42	5.73	7.42

Lipper Mixed-Asset Target Allocation Growth Funds		(6.55)	1.89	2.62	6.26	8.36

25% BB Barc U.S. Intmd Govt Bd / 12% MSCI EAFE / 12% S&P 400 / 34% S&P 500 / 12% Russell 2000 / 5% ICE BofA US 3-Mo T Bill		(7.36)	1.96	3.33	6.71	8.44

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	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/Aggressive Growth Strategy - IB	4/12/2012	(5.26)	2.62	3.61		6.67

Lipper Mixed-Asset Target Allocation Aggressive Growth Funds		(11.65)	0.29	1.86		5.45

17% BB Barc U.S. Intmd Govt Bd / 13% MSCI EAFE / 13% S&P 400 / 41% S&P 500 / 13% Russell 2000 / 3% ICE BofA US 3-Mo T Bill		(9.26)	1.76	3.49		6.97
1290 VT DoubleLine Dynamic Allocation - IB	8/29/2012	(2.86)	2.20	2.57		4.11
1290 VT DoubleLine Dynamic Allocation - K	8/29/2012	(2.62)	2.45	2.83		4.37

Lipper Mixed-Asset Target Allocation Moderate Funds		(4.04)	2.36	2.70		5.13

60% S&P 500 Index / 40% Bloomberg Barclays U.S. Aggregate Bond Index		(0.39)	5.32	5.63		7.72
1290 VT Moderate Growth Allocation - IB	1/31/2019	(5.56)				(1.86)
1290 VT Moderate Growth Allocation - K	1/31/2019	(5.25)				(1.59)

Lipper Mixed-Asset Target Allocation Moderate Funds		(4.04)				(0.96)

40% BB U.S. Credit Corporate 5-10 Year Index / 18% MSCI EAFE Index / 5% S&P MidCap 400 Index / 35% S&P 500 Index / 2% Russell 2000 Index		(5.13)				(1.36)
EQ/AB Dynamic Moderate Growth - IB	2/18/2011	(4.38)	1.63	1.84		3.90

Lipper Mixed-Asset Target Allocation Moderate Funds		(4.04)	2.36	2.70		4.97

40% BB Barc U.S. Intmd Govt Bd Index / 18% MSCI EAFE Index / 4% S&P MidCap 400 Index / 34% S&P 500 Index / 4% Russell 2000 Index		(3.17)	3.08	3.61		5.38
EQ/AB Dynamic Growth - IB	4/30/2015	(6.56)	1.13			1.55

Lipper Mixed-Asset Target Allocation Growth Funds		(6.55)	1.89			2.47

30% BB Barc U.S. Intmd Govt Bd Index / 21% MSCI EAFE Index / 4% S&P MidCap 400 Index / 41% S&P 500 Index / 4% Russell 2000 Index		(5.00)	2.92			3.59
EQ/AB Dynamic Aggressive Growth - IB	11/13/2017	(9.08)				(2.70)

Lipper Mixed-Asset Target Allocation Aggressive Growth Funds		(11.65)				(3.51)

20% BB Barc U.S. Intmd Govt Bd Index / 24% MSCI EAFE Index / 5% S&P MidCap 400 Index / 46% S&P 500 Index / 5% Russell 2000 Index		(7.19)				(0.37)
EQ/American Century Moderate Growth Allocation - IB	1/31/2019	(3.56)				0.01
EQ/American Century Moderate Growth Allocation - K	1/31/2019	(3.26)				0.28

Lipper Mixed-Asset Target Allocation Moderate Funds		(4.04)				(0.96)

40% BB U.S. Credit Corporate 5-10 Year Index / 18% MSCI EAFE Index / 3% S&P MidCap 400 Index / 36% S&P 500 Index / 3% Russell 2000 Index		(4.98)				(1.22)

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	Inception Date	1 Year	3 Years	5 Years	10 Years	Since Incep.
EQ/AXA Investment Managers Moderate Allocation - IB	1/31/2019	(2.62)				0.26
EQ/AXA Investment Managers Moderate Allocation - K	1/31/2019	(2.41)				0.53

Lipper Mixed-Asset Target Allocation Moderate Funds		(4.04)				(0.96)

45% BB U.S. Credit Corporate 5-10 Year Index / 13% MSCI EAFE Index / 5% S&P MidCap 400 Index / 33% S&P 500 Index / 4% Russell 2000 Index		(4.57)				(0.92)
EQ/First Trust Moderate Growth Allocation - IB	1/31/2019	(6.18)				(2.58)
EQ/First Trust Moderate Growth Allocation - K	1/31/2019	(5.97)				(2.31)

Lipper Mixed-Asset Target Allocation Moderate Funds		(4.04)				(0.96)

40% BB U.S. Credit Corporate 5-10 Year Index / 11.66% MSCI EAFE Index / 11.67% S&P MidCap 400 Index / 25% S&P 500 Index / 11.67% Russell 2000 Index		(7.48)				(3.62)

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EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVAL

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2020 (UNAUDITED)

At a meeting held on September 30-October 1, 2020 (the “September 2020 Meeting”)1, the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to the Replacement Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved a new Investment Sub-Advisory Agreement (the “Replacement Agreement”) between Equitable Investment Management Group, LLC (formerly known as AXA Equitable Funds Management Group, LLC) (the “Adviser”), which serves as the Trust’s investment adviser, and Barrow, Hanley, Mewhinney & Strauss LLC (“Barrow Hanley” or the “Sub-Adviser”) with respect to the 1290 VT Equity Income Portfolio (the “Portfolio”).

In July 2020, the Sub-Adviser announced that it had entered into an agreement whereby Perpetual Limited, an Australian financial services firm, would purchase the Sub-Adviser in a transaction targeted to close in December 2020 (the “Acquisition”). At the time of the September 2020 Meeting, the Sub-Adviser was serving as the investment sub-adviser for the Portfolio pursuant to an existing Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser dated July 16, 2020 (the “Existing Agreement”). The Board considered that the Acquisition would be deemed to result in a change of control of the Sub-Adviser under the 1940 Act, which in turn would result in the automatic termination of the Existing Agreement. In anticipation of the change of control of the Sub-Adviser, at the September 2020 Meeting, the Board considered whether it would be in the best interests of the Portfolio and its investors to approve a new Investment Sub-Advisory Agreement between the Adviser and the Sub-Adviser (i.e., the Replacement Agreement) that would replace the Existing Agreement upon the closing of the Acquisition and, thereby, enable the Sub-Adviser to continue to provide uninterrupted investment sub-advisory services for the Portfolio.

In this regard, the Board noted that it had considered and approved the Existing Agreement at a meeting held on July 14-16, 2020 (the “July 2020 Meeting”), in connection with the 2020 annual renewal of the Investment Sub-Advisory Agreement with respect to the Portfolio. At the July 2020 Meeting, the Board, including the Independent Trustees, on the basis of their business judgment after review of the information provided, concluded that the approval of the Existing Agreement was in the best interests of the Portfolio and its investors and that the sub-advisory fee rate set forth in the Existing Agreement was fair and reasonable. In reaching its decision to approve the Existing Agreement, the Board considered the overall fairness of the Existing Agreement and whether the Existing Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to the Portfolio and the Existing Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the Sub-Adviser; (2) comparative performance information; (3) the level of the proposed sub-advisory fee; (4) economies of scale that may be realized by the Portfolio; and (5) “fall out” benefits that may accrue to the Sub-Adviser and its affiliates (i.e., indirect benefits that the Sub-Adviser or its affiliates would not receive but for the relationship with the Portfolio). In considering the Existing Agreement, the Board members did not identify any particular factor or information that was all-important or controlling, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision. The discussion of the process followed by the Board in its approval of the Existing Agreement at the July 2020 Meeting is provided elsewhere in this shareholder report.

In connection with its approval of the Replacement Agreement at the September 2020 Meeting, the Board considered its conclusions in connection with its approval of the Existing Agreement at the July 2020 Meeting. In connection with its deliberations at the September 2020 Meeting, the Board also requested and evaluated information relating to the potential impact of the change of control on the Portfolio and its investment processes,

[1]

The meeting was held by videoconference in reliance on an exemptive order issued by the Securities and Exchange Commission. Reliance on the exemptive order was necessary and appropriate due to circumstances related to the effects of COVID-19. All Trustees participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires the Trustees, including a majority of the Independent Trustees, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

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and on the operations, personnel, organizational structure, and financial and other resources of the Sub-Adviser. In this regard, the Board noted the Sub-Adviser’s representations that the Acquisition is structured to preserve the Sub-Adviser’s autonomy, thereby ensuring the continuity of the Sub-Adviser’s investment philosophies, processes and brand. The Board also considered the Sub-Adviser’s representations that (i) the resources available for servicing the Portfolio would not diminish after the change of control; (ii) the change of control is not expected to impact the day-to-day portfolio management of the Portfolio or result in any diminution in the services provided to the Portfolio; (iii) the same portfolio managers who are primarily responsible for the securities selection, research and trading for the Portfolio immediately prior to the change of control would continue to manage the Portfolio after the change of control, although the Board recognized that personnel changes may occur in the future in the ordinary course; (iv) the investment processes of the Portfolio are not expected to change as a result of the change of control; (v) the sub-advisory fee that the Sub-Adviser would receive under the Replacement Agreement would be based on the same fee rate schedule in effect under the Existing Agreement; (vi) the change of control is not expected to have a material impact on the Sub-Adviser’s compliance or risk management programs; (vii) the Sub-Adviser’s principal business activities would not be affected by the change of control, and therefore, any fall-out benefits were expected to remain after the change of control; and (viii) the Sub-Adviser’s existing management will continue to lead the business after the change of control. In this regard, the Board also noted that the terms of the Replacement Agreement are identical to the terms of the Existing Agreement, except as to the effective date. The Board also noted that the advisory fee paid by the Portfolio to the Adviser would not change as a result of the approval of the Replacement Agreement.

During the September 2020 meeting, the Trustees met with senior representatives of the Adviser to discuss the Replacement Agreement and the information provided. The Independent Trustees also met in executive session during the meeting to discuss the Replacement Agreement and the information provided. The Independent Trustees were assisted by independent counsel prior to and during the meeting and during their deliberations regarding the Replacement Agreement and also received from legal counsel materials addressing, among other things, the legal standards applicable to their consideration of the Replacement Agreement.

At the September 2020 Meeting, the Board, including a majority of the Independent Trustees, considered and unanimously approved the Replacement Agreement, to take effect upon the closing of the Acquisition. The Board’s approval was based on its determination, made in the exercise of its business judgment, that it would be in the best interests of the Portfolio and its investors for the Sub-Adviser to continue to provide uninterrupted investment sub-advisory services for the Portfolio.

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EQ ADVISORS TRUST

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVAL

APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT AND AMENDED INVESTMENT ADVISORY AGREEMENT DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2020 (UNAUDITED)

At a meeting held on December 15-16, 2020,1 the Board of Trustees (the “Board”) of EQ Advisors Trust (the “Trust”), including those Trustees who are not parties to the Sub-Advisory Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved a new Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between Equitable Investment Management Group, LLC (formerly known as AXA Equitable Funds Management Group, LLC) (the “Adviser”), which serves as the Trust’s investment adviser, and Aristotle Capital Management, LLC (“Aristotle Capital” or the “Sub-Adviser”) with respect to the EQ/BlackRock Basic Value Equity Portfolio (the “Value Equity Portfolio”) and an allocated portion of the EQ/Large Cap Value Managed Volatility Portfolio (the “Large Cap Value Portfolio”) (each, a “Portfolio” and together, the “Portfolios”).

The Board considered that Aristotle Capital would become the sub-adviser to (i) the Value Equity Portfolio, in connection with the replacement of the current sub-adviser to the Portfolio, and (ii) a portion of the Large Cap Value Portfolio that is actively managed, in connection with the replacement of the current sub-adviser to that active allocated portion of the Portfolio. The Board noted that, under the Sub-Advisory Agreement, Aristotle Capital would implement its Value Equity strategy in managing the Value Equity Portfolio and its active allocated portion of the Large Cap Value Portfolio. Aristotle Capital became the sub-adviser to the Value Equity Portfolio and an active allocated portion of the Large Cap Value Portfolio effective on or about February 1, 2021.

The Board also considered that, in connection with the approval of Aristotle Capital as the sub-adviser to the Value Equity Portfolio, the Adviser would (i) change the Value Equity Portfolio’s name to “EQ/Value Equity Portfolio,” (ii) change the Value Equity Portfolio’s current investment objective (i.e., seeks to achieve capital appreciation and secondarily, income) to remove the secondary income objective, and (iii) amend the Adviser’s current Investment Advisory Agreement with the Trust with respect to the Value Equity Portfolio to reflect a revised advisory fee schedule that would lower the effective advisory fee payable by the Value Equity Portfolio. The Board also noted that, other than the revised advisory fee schedule, all the terms of the current Investment Advisory Agreement with respect to the Value Equity Portfolio will remain the same under the amended Investment Advisory Agreement with respect to that Portfolio. The Board also noted that it had reviewed, among other matters, the nature, quality and extent of the overall services being provided to the Value Equity Portfolio by the Adviser, and had approved the continuation of the current Investment Advisory Agreement with respect to that Portfolio, at a meeting held on July 14-16, 2020. In this regard, the Board noted that the Adviser had indicated that there would be no change to the services it provided as a result of the advisory fee schedule revision.

In reaching its decision to approve the Sub-Advisory Agreement with respect to each Portfolio, the Board considered the overall fairness of the Sub-Advisory Agreement and whether the Sub-Advisory Agreement was in the best interests of the Portfolio and its investors. The Board further considered all factors it deemed relevant with respect to each Portfolio, including: (1) the nature, quality and extent of the overall services to be provided to the Portfolio by the proposed Sub-Adviser; (2) comparative performance information; (3) the level of the proposed sub-advisory fee; (4) economies of scale that may be realized by the Portfolio; and (5) “fall-out” benefits that may accrue to the proposed Sub-Adviser and its affiliates (i.e., indirect benefits that the Sub-Adviser or its affiliates would not receive but for the relationship with the Portfolio). In considering the Sub-Advisory Agreement, the Board members did not identify any particular factor or information that was all-important or controlling, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision.

In connection with its deliberations, the Board took into account information prepared by the Adviser and the proposed Sub-Adviser, including memoranda and other materials addressing the factors set out above, which

[1]

The meeting was held by videoconference in reliance on an exemptive order issued by the Securities and Exchange Commission. Reliance on the exemptive order was necessary and appropriate due to circumstances related to the effects of COVID-19. All Trustees participating in the videoconference meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires the Trustees, including a majority of the Independent Trustees, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

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were provided to the Trustees prior to the meeting. The information provided to the Trustees described, among other things, the services to be provided by the proposed Sub-Adviser, as well as the proposed Sub-Adviser’s investment personnel, proposed sub-advisory fee, performance information, and other matters. The Board considered that the Adviser had conducted extensive due diligence on the proposed Sub-Adviser from an investment management, operational and compliance perspective, including an in-person due diligence visit prior to the coronavirus pandemic. During the meeting, the Trustees met with senior representatives of the Adviser to discuss the Sub-Advisory Agreement and the information provided. The Independent Trustees also met in executive session during the meeting to discuss the Sub-Advisory Agreement and the information provided. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Sub-Advisory Agreement and also received from legal counsel materials addressing, among other things, the legal standards applicable to their consideration of the Sub-Advisory Agreement.

Although the Board approved the Sub-Advisory Agreement for both of the Portfolios at the same Board meeting, the Board considered each Portfolio separately. In approving the Sub-Advisory Agreement with respect to each Portfolio, each Trustee, including the Independent Trustees, on the basis of their business judgment after review of the information provided, determined that the proposed sub-advisory fee was fair and reasonable and that the approval of the Sub-Advisory Agreement was in the best interests of the applicable Portfolio and its investors. Although the Board gave attention to all information provided, the following discusses some of the primary factors it deemed relevant to its decision to approve the Sub-Advisory Agreement with respect to each Portfolio.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to each Portfolio and its investors by the proposed Sub-Adviser. In addition to the investment performance and expense information discussed below, the Board considered the proposed Sub-Adviser’s responsibilities with respect to each Portfolio (or the allocated portion thereof) pursuant to the Sub-Advisory Agreement, and the proposed Sub-Adviser’s experience in serving as an investment adviser or sub-adviser for funds and accounts similar to the Portfolios. The Board considered that the proposed Sub-Adviser, subject to the oversight of the Adviser, would be responsible for making investment decisions with respect to each Portfolio (or the allocated portion thereof); placing with brokers or dealers orders for the purchase and sale of investments for each Portfolio (or the allocated portion thereof); and performing certain related administrative functions. The Board also reviewed information regarding the proposed Sub-Adviser’s process for selecting investments for each Portfolio (or the allocated portion thereof), as well as information regarding the qualifications and experience of the proposed Sub-Adviser’s portfolio managers who would provide services to each Portfolio (or the allocated portion thereof). The Board also considered information regarding the proposed Sub-Adviser’s procedures for executing portfolio transactions for each Portfolio (or the allocated portion thereof), and the proposed Sub-Adviser’s policies and procedures for selecting brokers and dealers. In addition, the Board considered information regarding the proposed Sub-Adviser’s trading experience and how the proposed Sub-Adviser would seek to achieve “best execution” on behalf of each Portfolio (or the allocated portion thereof). The Board also considered information about the impact of the coronavirus pandemic on the Sub-Adviser’s operations and its ability to provide services to the Portfolios.

The Board also considered that the Trust’s compliance team as well as Equitable Financial Life Insurance Company’s cybersecurity team had performed due diligence virtually on the proposed Sub-Adviser, and that the proposed Sub-Adviser was cooperative and forthcoming in providing relevant information about its operations, compliance and cybersecurity procedures and in considering certain recommendations for enhancements to those procedures. The Board also considered the Trust’s Chief Compliance Officer’s evaluation of the proposed Sub-Adviser’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the proposed Sub-Adviser and reviewed information regarding the proposed Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Portfolios.

The Board also received and reviewed performance data relating to the proposed Sub-Adviser’s management of a Value Equity composite and a proprietary Value Equity fund as compared to an appropriate benchmark and peer group. The Board also received and reviewed information regarding the performance of the proposed Sub-Adviser’s Value Equity composite relative to the current sub-adviser’s performance managing the Value Equity Portfolio and its active allocated portion of the Large Cap Value Portfolio. The Board generally considered longer-term performance

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to be more important than shorter-term performance. With respect to the Large Cap Value Portfolio, the Board also considered the Adviser’s representation that the proposed Sub-Adviser’s Value Equity strategy would be a good complement to other strategies utilized in the Portfolio with respect to the construction of the overall Portfolio. The Board also considered the proposed Sub-Adviser’s expertise, resources, and personnel for advising each Portfolio (or the allocated portion thereof).

Based on its review, the Board determined, with respect to each Portfolio, that the nature, quality and extent of the overall services to be provided by the proposed Sub-Adviser were appropriate for the Portfolio in light of its investment objective and, thus, supported a decision to approve the Sub-Advisory Agreement.

Expenses

With respect to the Sub-Advisory Agreement relating to each Portfolio, the Board considered the proposed sub-advisory fee for the proposed Sub-Adviser in light of the nature, quality and extent of the overall services to be provided by the proposed Sub-Adviser. In this regard, the Board noted that the sub-advisory fee rate to be paid to Aristotle Capital with respect to each Portfolio under the proposed Sub-Advisory Agreement is lower than the sub-advisory fee rate payable to the current sub-adviser at all asset levels. In addition, the Board considered the relative levels of the sub-advisory fee to be paid to the proposed Sub-Adviser with respect to each Portfolio and the advisory fee to be retained by the Adviser in light of, among other factors, the nature and extent of responsibilities retained and risks assumed by the Adviser and not delegated to or assumed by the proposed Sub-Adviser. In this regard, the Board noted that the appointment of Aristotle Capital is expected to have a positive impact on the Adviser’s profitability (as discussed below) at the Value Equity Portfolio’s current asset levels, but that the Adviser had proposed to amend its current Investment Advisory Agreement with the Trust with respect to the Value Equity Portfolio to reflect a revised advisory fee schedule that would lower the effective advisory fee payable by the Value Equity Portfolio, which would partially offset the benefit to the Adviser and enable the shareholders of the Value Equity Portfolio also to benefit from the lower sub-advisory fee rate. The Board also considered the proposed sub-advisory fee rate schedule in light of the fee rates that the proposed Sub-Adviser charges under advisory agreements with other comparable clients that utilize a Value Equity investment strategy. The Board noted that the advisory fee paid by the Large Cap Value Portfolio to the Adviser would not change as a result of the approval of the Sub-Advisory Agreement.

The Board further noted that the Adviser, and not a Portfolio, would pay the proposed Sub-Adviser and that the proposed sub-advisory fee was negotiated between the proposed Sub-Adviser and the Adviser. Moreover, the Board noted that the Adviser generally is aware of the fees charged by sub-advisers to other clients and that the Adviser believes that the fee agreed upon with the proposed Sub-Adviser is reasonable in light of the nature, quality and extent of the investment sub-advisory services to be provided. Based on its review, the Board determined, with respect to each Portfolio, that the proposed sub-advisory fee for the proposed Sub-Adviser is fair and reasonable.

With respect to the Investment Advisory Agreement relating to the Value Equity Portfolio, the Board considered that, based on the advisory fee reduction described above, it was expected that the total expense ratio of the Value Equity Portfolio would decline by approximately three basis points. The Board also noted that, like the current advisory fee schedule, the revised advisory fee schedule includes breakpoints that would reduce the advisory fee rate as the Value Equity Portfolio’s assets increase above certain levels and that any such further reduction in the Portfolio’s advisory fee rate would result in a corresponding reduction in the Portfolio’s total expense ratio. Based on its review, the Board determined that the Adviser’s proposed advisory fee for the Value Equity Portfolio is fair and reasonable.

Profitability and Costs

The Board also considered, with respect to each Portfolio, the estimated impact of the proposed sub-advisory fee and, in the case of the Value Equity Portfolio, the reduced advisory fee, on the profitability of the Adviser. With respect to the Value Equity Portfolio, the Board noted that the appointment of Aristotle Capital is expected to have a positive impact on the Adviser’s annual profitability, but that the benefit would be offset in part by the Adviser’s proposed reduction to the Portfolio’s advisory fee schedule, which would benefit shareholders by reducing the Portfolio’s total expense ratio. With respect to the Large Cap Value Portfolio, the Board noted that the appointment of Aristotle Capital is expected to have a modest positive impact on the Adviser’s annual profitability at the Portfolio’s current asset levels. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreement. The Board acknowledged the Adviser’s

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view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fee and that the fee to be paid to the proposed Sub-Adviser is the product of negotiations with the Adviser and reflects levels of profitability acceptable to the Adviser and the proposed Sub-Adviser based on the particular circumstances in each case for each of them. The Board noted again that the proposed Sub-Adviser’s fee would be paid by the Adviser and not the Portfolios and that many responsibilities related to the advisory function are retained by the Adviser. In light of all the factors considered, the Board determined that the anticipated profitability to the Adviser remained within the reasonable range of profitability levels previously reported.

Economies of Scale

The Board also considered whether economies of scale would be realized as a Portfolio grows larger and the extent to which this is reflected in the proposed sub-advisory fee rate schedule with respect to the Portfolio. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board noted that the proposed sub-advisory fee rate schedule for Aristotle Capital aggregates the assets managed by Aristotle Capital in the Value Equity Portfolio and the Large Cap Value Portfolio as well as portions of certain other portfolios for which the Adviser serves as investment adviser and Aristotle Capital would serve as investment sub-adviser. The Board also noted that the proposed sub-advisory fee rate schedule for Aristotle Capital with respect to both of the Portfolio includes breakpoints that would reduce the sub-advisory fee rate as aggregate Portfolio assets under the proposed Sub-Adviser’s management increase above certain levels. In this regard, the Board acknowledged that, at some levels, breakpoints in a sub-advisory fee rate schedule may result in savings to the Adviser and not to investors. The Board also noted that the aggregation of assets may result in the Portfolios reaching a breakpoint sooner than if the sub-advisory fee rate schedule did not aggregate assets, which also has the potential to benefit the Adviser. The Board considered these factors, and the relationship they bear to the fee structure charged to the Portfolios by the Adviser, and concluded that there would be a reasonable sharing of benefits from any economies of scale with the Portfolios.

Fall-Out and Other Benefits

The Board also considered possible fall-out benefits and other types of benefits that may accrue to the proposed Sub-Adviser, including the following. The Board considered that the proposed Sub-Adviser may benefit from greater exposure in the marketplace with respect to its investment process and from expanding its level of assets under management, and the proposed Sub-Adviser may derive benefits from its association with the Adviser and other sub-advisers (as applicable) to a Portfolio. Based on its review, the Board determined that any fall-out benefits and other types of benefits that may accrue to the proposed Sub-Adviser are fair and reasonable.

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Federal Income Tax Information (Unaudited)

For the year ended December 31, 2020, the percentage of dividends paid that qualify for the 70% dividends received deductions for corporate shareholders, foreign taxes which are expected to be passed through to shareholders for foreign tax credits, gross income derived from sources within foreign countries, and long-term capital gain dividends for the purpose of the dividend paid deduction on its Federal income tax return were as follows:

Portfolios:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/All Asset Growth Allocation	22.42%	$100,534	$1,013,168	$14,136,723
EQ/Ultra Conservative Strategy	1.27	22,416	196,422	3,140,699
EQ/Conservative Strategy	5.75	38,049	301,142	5,325,906
EQ/Conservative Growth Strategy	10.61	130,229	1,016,912	34,674,092
EQ/Balanced Strategy	12.63	372,004	2,949,270	98,186,123
EQ/Moderate Growth Strategy	14.39	898,559	7,216,313	266,573,262
EQ/Growth Strategy	15.20	814,025	6,670,096	173,683,753
EQ/Aggressive Growth Strategy	15.72	914,023	7,721,353	99,380,031
1290 VT Energy	32.64	639	2,919	—
1290 VT Low Volatility Global Equity	35.29	13,435	94,933	38,911
1290 VT Moderate Growth Allocation	23.73	10,796	71,917	—
1290 VT Multi-Alternative Strategies	35.18	875	1,606	—
1290 VT Convertible Securities	30.04	—	—	1,301,980
1290 VT DoubleLine Dynamic Allocation	7.21	—	—	275,654
1290 VT DoubleLine Opportunistic Bond	0.00	—	—	1,143,671
1290 VT Equity Income	100.00	—	—	947,217
1290 VT GAMCO Mergers & Acquisitions	100.00	—	—	—
1290 VT GAMCO Small Company Value	100.00	—	—	71,705,867
1290 VT High Yield Bond	0.00	—	—	—
1290 VT Micro Cap	10.42	—	—	10,010,141
1290 VT Natural Resources	47.18	22,026	348,926	—
1290 VT Real Estate	0.45	—	—	—
1290 VT Small Cap Value	95.93	—	—	—
1290 VT SmartBeta Equity	33.04	—	—	236,690
1290 VT Socially Responsible	100.00	—	—	6,020,777
ATM Large Cap Managed Volatility	45.27	—	—	416,312,135
ATM Mid Cap Managed Volatility	26.46	—	—	17,692,828
ATM Small Cap Managed Volatility	22.38	—	—	57,053,474
ATM International Managed Volatility	0.00	2,942,214	32,617,787	—
EQ/500 Managed Volatility	56.13	—	—	627,122,821
EQ/400 Managed Volatility	35.70	—	—	37,338,352
EQ/2000 Managed Volatility	32.08	—	—	136,366,534
EQ/International Managed Volatility	0.00	4,261,890	46,023,658	76,700
EQ/AB Dynamic Aggressive Growth	46.45	—	—	1,141,905
EQ/AB Dynamic Growth	54.11	—	—	1,484,331
EQ/AB Dynamic Moderate Growth	10.06	—	—	45,823,861
EQ/AB Short Duration Government Bond	0.00	—	—	—
EQ/AB Small Cap Growth	20.47	—	—	226,077,020
EQ/American Century Mid Cap Value	100.00	—	—	917,339
EQ/American Century Moderate Growth Allocation	27.16	10,205	56,525	—
EQ/AXA Investment Managers Moderate Allocation	37.26	6,332	37,673	—
EQ/BlackRock Basic Value Equity	49.14	—	—	78,850,296
EQ/Capital Group Research	100.00	—	—	28,118,953
EQ/ClearBridge Large Cap Growth	100.00	—	—	34,065,565

1676

Portfolios:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/ClearBridge Select Equity Managed Volatility	56.96%	$—	$—	$13,350,955
EQ/Common Stock Index	100.00	—	—	313,766,330
EQ/Core Bond Index	0.00	—	—	21,684,006
EQ/Emerging Markets Equity PLUS	0.00	—	—	725,936
EQ/Equity 500 Index	100.00	—	—	140,832,941
EQ/Fidelity Institutional AM® Large Cap	55.72	—	—	20,772,344
EQ/First Trust Moderate Growth Allocation	23.83	11,553	91,992	11,801
EQ/Franklin Balanced Managed Volatility	46.43	—	—	35,581,017
EQ/Franklin Rising Dividends	100.00	—	—	—
EQ/Franklin Small Cap Value Managed Volatility	34.72	—	—	8,364,951
EQ/Franklin Strategic Income	0.13	—	—	—
EQ/Global Bond PLUS	0.00	—	—	1,438,181
EQ/Global Equity Managed Volatility	39.63	1,947,616	14,316,624	95,274,048
EQ/Goldman Sachs Growth Allocation	25.05	—	—	639,800
EQ/Goldman Sachs Mid Cap Value	76.31	—	—	64,004
EQ/Goldman Sachs Moderate Growth Allocation	36.22	—	—	4,849,072
EQ/Intermediate Government Bond	0.00	—	—	28,974,113
EQ/International Core Managed Volatility	0.01	2,288,728	19,620,802	22,198,590
EQ/International Equity Index	0.03	2,703,964	30,409,787	3,185,134
EQ/International Value Managed Volatility	0.02	1,577,864	16,054,742	3,573,820
EQ/Invesco Comstock	100.00	—	—	1,057,771
EQ/Invesco Global	100.00	—	—	1,952
EQ/Invesco Global Real Estate	0.00	196,787	2,400,347	566,993
EQ/Invesco International Growth	20.49	276,657	1,414,029	—
EQ/Invesco Moderate Allocation	28.77	—	—	7,203,446
EQ/Invesco Moderate Growth Allocation	12.94	—	—	1,204,588
EQ/Janus Enterprise	26.08	—	—	124,852,818
EQ/JPMorgan Growth Allocation	0.00	—	—	2,064,647
EQ/JPMorgan Value Opportunities	82.95	—	—	3,168,618
EQ/Large Cap Core Managed Volatility	42.58	—	—	209,316,740
EQ/Large Cap Growth Index	100.00	—	—	117,594,819
EQ/Large Cap Growth Managed Volatility	28.62	—	—	630,613,391
EQ/Large Cap Value Index	100.00	—	—	5,026,751
EQ/Large Cap Value Managed Volatility	55.62	—	—	158,284,106
EQ/Lazard Emerging Markets Equity	0.00	2,074,310	9,594,543	1,277,580
EQ/Legg Mason Growth Allocation	53.28	20,621	119,163	—
EQ/Legg Mason Moderate Allocation	34.68	—	—	3,828
EQ/Loomis Sayles Growth	100.00	—	—	65,452,023
EQ/MFS International Growth	0.07	2,468,370	13,970,052	94,960,980
EQ/MFS International Intrinsic Value	21.27	1,669,102	5,249,561	9,408,495
EQ/MFS Mid Cap Focused Growth	100.00	—	—	31,771,330
EQ/MFS Technology	24.01	—	—	7,978,521
EQ/MFS Utilities Series	100.00	—	—	3,131,067
EQ/Mid Cap Index	88.86	—	—	98,781,232
EQ/Mid Cap Value Managed Volatility	73.24	—	—	46,245,539
EQ/Money Market	0.00	—	—	1,500
EQ/Morgan Stanley Small Cap Growth	2.36	—	—	48,032,754
EQ/PIMCO Global Real Return	0.00	—	—	—
EQ/PIMCO Real Return	0.00	—	—	—
EQ/PIMCO Total Return	0.00	—	—	—
EQ/PIMCO Ultra Short Bond	0.00	—	—	—
EQ/Quality Bond PLUS	0.00	—	—	7,908,662
EQ/Small Company Index	62.22	—	—	40,065,221

1677

Portfolios:	70% Dividend Received Deduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
EQ/T Rowe Price Growth Stock	81.90%	$—	$—	$51,884,118
EQ/T Rowe Price Health Sciences	0.00	—	—	4,177,001
EQ/Wellington Energy	61.23	171,476	1,194,315	—
Multimanager Aggressive Equity	22.66	—	—	84,673,243
Multimanager Core Bond	0.00	—	—	2,156,304
Multimanager Technology	13.80	—	—	237,408,926

1678

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trust’s Board is responsible for the overall management of the Trust and the Portfolios, including general supervision and review of the Portfolios’ investment activities and their conformity with federal and state law as well as the stated policies of the Portfolios. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trustees of the Trust are identified in the table below along with information as to their principal business occupations held during the last five years and certain other information are shown below.

The Trustees

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee
Steven M. Joenk* 1290 Avenue of the Americas New York, NY 10104 (1958)	Trustee, President and Chief Executive Officer	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from December 2002 to present; Chairman of the Board from September 2004 through September 2017	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, EIM; from April 2017 to 2019, Senior Vice President and Chief Investment Officer of AXA Financial Inc.; from April 2017 to present, Chief Investment Officer and from September 1999 to present, Managing Director, Equitable Financial.	129	None.
Independent Trustees#
Mark A. Barnard c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1949)	Trustee	From April 2017 to present	Retired. From 1995 to 1998, Manager of Private Investments, from 1998 to 2001, Director of Private Investments, and from 2001 to 2016, Managing Director — Private Investments, Howard Hughes Medical Institute; from 1985 to 1992, Assistant Director of Real Estate, and from 1992 to 1995, Associate Director of Real Estate, Massachusetts Institute of Technology.	129	None.
Thomas W. Brock c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1947)	Trustee	From January 2016 to present	Retired. From June 2016 to May 2017, Director, President and Chief Executive Officer, and from January 2016 to June 2016, Director and interim President and Chief Executive Officer, Silver Bay Realty Trust Corp.; from 2006 to 2012, Chief Executive Officer and Co-Founder of Stone Harbor Investment Partners.	129	From December 2012 to January, 2016, Lead Independent Director, Audit Committee Member and Compensation Committee Chair, Silver Bay Realty Trust Corp.; from 2016 to present, Chair, and from 2005 to present, Director and Audit Committee Member, Liberty All-Star Funds (2 funds); and from 2006 to 2012, Director, Stone Harbor Investment Funds (5 funds).

1679

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees# (Continued)
Michael B. Clement c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1957)	Trustee	From January 2019 to present	From 2011 to present, Professor of Accounting, University of Texas; appointed Department of Accounting Chair effective September 2018.	129	From 2016 to present, Independent Director, New York Mortgage Trust, a real estate investment trust.
Donald E. Foley c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1951)	Trustee	From January 2014 to present	Retired. From 2010 to 2011, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation; from 1996 to 2010, Senior Vice President, Treasurer and Director of Tax, ITT Corporation; from 1989 to 1996, Assistant Treasurer, International Paper Company.	129

From 2011 to 2012, Director,

and from 2012 to 2016, Advisory Committee Member, M&T Corporation; from 2007 to 2011, Director and member of the Audit Committee and Compensation Committee, Wilmington Trust Corporation; from 2008 to 2010, Advisory Board member, Northern Trust Company and Goldman Sachs Management Groups; from 2015 to present, Director, BioSig Technologies, Inc.; and from 2015 to present, Director, Wilmington Funds.

Christopher P.A. Komisarjevsky c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1945)	Trustee	From March 1997 to present	Retired. From 2006 to 2008, Senior Counselor for APCO Worldwide® (global communications consulting) and a member of its International Advisory Council; from 1998 to 2005, President and Chief Executive Officer, Burson-Marsteller Worldwide (public relations); from 1996 to 1998, President and Chief Executive Officer of Burson-Marsteller U.S.A.	129	None.

1680

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees# (Continued)
H. Thomas McMeekin c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1953)	Trustee	From January 2014 to present	From 2015 to present, CEO of Blue Key Services, LLC; from 2000 to present, Managing Partner and Founder of Griffin Investments, LLC; from 2009 to 2012 Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management.	129	From 2015 to present, Director, Blue Key Services, LLC; from 2012 to present, Director Achaean Financial Group; from 2011 to 2012, Director US Life Insurance Company in the City of New York.
Gloria D. Reeg c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1951)	Trustee	From April 2017 to present	Retired. From 2007 to 2016, Chief Investment Officer and Senior Vice President, New York-Presbyterian Hospital; from 2005 to 2007, Trustee and Treasurer, Casey Family Programs (foundation); from 2002 to 2004, Global Head of Fixed Income and Executive Director, Principal Global Investors (asset management firm); 1992 to 2000, Managing Director — Global Consulting, Russell Investment Group.	129	None.
Gary S. Schpero c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1953)	Chairman of the Board	From May 2000 to present, Independent Trustee; from September 2011 through September 2017, Lead Independent Trustee; and from October 1, 2017 to present, Chairman of the Board.	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	129

From 2012 to present, Trustee, Blackstone Senior Floating Rate Term Fund, Blackstone Long-Short Credit Income Fund and Blackstone Strategic Credit Fund; from 2017 to present, Trustee, Blackstone Floating Rate Enhanced Income Fund.

1681

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees# (Continued)
Kathleen Stephansen c/o EQ Advisors Trust 1290 Avenue of the Americas New York, New York 10104 (1954)	Trustee	From January 2019 to present	From 2019 to present, Senior Economist – Haver Analytics; from 2018 to 2019 and in 2016, Senior Economic Advisor – Boston Consulting Group; from 2016 to 2018, Chief Economist, Huawei Technologies USA Inc.; from 2010 to 2016, held various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research — AIG Asset Management; from 2009 to 2010, Chief Economist and Managing Director, Aladdin Capital; from 2000 to 2009, Director and Head of Global Economics, Credit Suisse Securities (USA) LLC; and from 1984 to 2000, Co-Head of Economic Research and Chief International Economist, Donaldson, Lufkin & Jenrette Corporation.	129	None.
Caroline L. Williams c/o EQ Advisors Trust 1290 Avenue of the Americas New York, NY 10104 (1946)	Trustee	From January 2012 to present	Retired. From July 2010 to December 2012, Executive Vice President, from May 2005 to December 2007, Consultant and from May 2001 to May 2005, Chief Financial and Investment Officer, Nathan Cummings Foundation (non-profit organization); from 1988 to 1992, Managing Director, from 1982 to 1988, Senior Vice President, from 1978 to 1982, Vice President and from 1971 to 1976, Associate, Donaldson, Lufkin & Jenrette Securities Corporation (investment bank); from 1997 to 2009, Director, Hearst-Argyle Television.	129	None.

*	Affiliated with the Manager and/or Distributor
**

Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor. The Board has adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years. The Trust’s retirement policy is subject to periodic review by the Trust’s Governance Committee, which may recommend for Board approval any changes to the policy that it determines to be appropriate.

†	The registered investment companies in the fund complex include the Trust, EQ Premier VIP Trust, and 1290 Funds.
#

Effective June 30, 2019, Kenneth L. Walker retired from his position as a Trustee of the Trust. Mr. Walker continued to serve as a consultant to the Board of Trustees of the Trust for a one-year period from July 1, 2019 through June 30, 2020.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information, which can be obtained, without charge, by calling 1-877-222-2144.

1682

The Trust’s Officers

No officer of the Trust, other than the Chief Compliance Officer, receives any compensation paid by the Trust. Each officer of the Trust is an employee of Equitable Financial, EIM, and/or Equitable Distributors. The Trust’s principal officers are:

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk 1290 Avenue of the Americas, New York, New York 10104 (1958)	Trustee, President and Chief Executive Officer	Trustee from September 2004 to present; Chief Executive Officer from December 2002 to present; President from December 2002 to present; and Chairman of the Board from September 2004 through September 2017.	From May 2011 to present, Chairman of the Board, Chief Executive Officer and President, EIM; from April 2017 to 2019, Senior Vice President and Chief Investment Officer of AXA Financial, Inc.; from April 2017 to present, Managing Director and Chief Investment Officer and from September 1999 to present, Managing Director, Equitable Financial.
William MacGregor, Esq. 1290 Avenue of the Americas New York, New York 10104 (1975)	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President and Secretary from August 2018 to present: Chief Legal Officer from October 2018 to present	From August 2018 to present, Managing Director and Associate General Counsel of Equitable Financial: Executive Vice President, General Counsel and Secretary of EIM; from January 2017 to June 2018. Executive Director and Deputy General Counsel at UBS Business Solutions LLC; from July 2015 to June 2018, Executive Director and Deputy General Counsel at UBS Asset Management (Americas) Inc.; from June 2012 to July 2015 Senior Vice President, Secretary and Associate General Counsel of EIM; from May 2008 to July 2015 Lead Director and Associate Counsel of Equitable Financial.
Brian Walsh 1290 Avenue of the Americas New York, New York 10104 (1968)	Chief Financial Officer and Treasurer	From June 2007 to present	From May 2011 to present, Senior Vice President of EIM; from February 2011 to present, member of the Board of Directors of EIM; from February 2003 to present, Lead Director of Equitable Financial.
Kenneth Kozlowski 1290 Avenue of the Americas, New York, New York 10104 (1961)	Senior Vice President and Chief Investment Officer	Vice President from June 2010 to June 2016; Senior Vice President and Chief Investment Officer from June 2016 to present	From June 2012 to present, Executive Vice President and Chief Investment Officer of EIM; from May 2011 to June 2012, Senior Vice President of EIM; from September 2011 to present, Managing Director of Equitable Financial; from February 2001 to September 2011, Vice President of Equitable Financial.
Alwi Chan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President and Deputy Chief Investment Officer	Vice President from June 2007 to present; Deputy Chief Investment Officer from June 2016 to present	From June 2012 to present, Senior Vice President and Deputy Chief Investment Officer of EIM; from May 2011 to June 2012, Vice President of EIM; from February 2007 to present, Lead Director of Equitable Financial.
Joseph J. Paolo*** 1290 Avenue of the Americas, New York, New York 10104 (1970)	Chief Compliance Officer, Vice President and Anti- Money Laundering Compliance Officer	Chief Compliance Officer from May 2007 to present, Vice President and Anti- Money Laundering Compliance Officer from November 2005 to present	From June 2007 to present, Chief Compliance Officer of EIM; from May 2011 to present, Senior Vice President of EIM; from June 2007 to present, Lead Director of Equitable Financial.
James Kelly 1290 Avenue of the Americas, New York, New York 10104 (1968)	Controller	From June 2007 to present	From May 2011 to present, Vice President of EIM; from September 2008 to May 2019, Senior Director and from June 2019 to present, Lead Director of Equitable Financial.

1683

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Michal Levy 1290 Avenue of the Americas, New York, New York 10104 (1979)	Senior Vice President	From September 2019 to present	From December 2014 to present, member of the Board of Directors and from March 2017 to present, Senior Vice President and Chief Operating Officer of EIM; from October 2013 to March 2017, Senior Director and from April 2017 to present, Lead Director of Equitable Financial; from June 2014 to March 2017, Vice President of EIM.
Artemis Brannigan 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President	From September 2019 to present	From August 2019 to present, Senior Director of Equitable Financial; from January 2016 to July 2019, Director of Prudential Financial; from October 2006 to December 2015, Vice President of BlackRock.
Carla Byer 1290 Avenue of the Americas, New York, New York 10104 (1976)	Vice President	From June 2017 to present	From April 2017 to present, Vice President of EIM; from April 2014 through August 2016, Senior Vice President Zealot Networks; from September 2008 through April 2012, Vice President of EIM.
Miao Hu 1290 Avenue of the Americas, New York, New York 10104 (1978)	Vice President	From June 2016 to present	From May 2016 to present, Assistant Portfolio Manager and from June 2016 to present, Vice President of EIM; from November 2013 to December 2014, Lead Manager and from December 2014 to present, Director of Portfolio Analytics of EIM.
Kevin McCarthy 1290 Avenue of the Americas, New York, New York 10104 (1983)	Vice President	From September 2019 to present	From December 2018 to present, Assistant Portfolio Manager of EIM and Director of Equitable Financial; from August 2015 to November 2018, Lead Manager of Equitable Financial; from October 2013 to August 2015, Senior Quantitative Analyst at Aviva Investors.
Xavier Poutas 1290 Avenue of the Americas, New York, New York 10104 (1977)	Vice President	From June 2016 to present	From May 2011 to present, Assistant Portfolio Manager and from June 2016 to present, Vice President of EIM; from November 2008 to August 2013, Director, from September 2013 to September 2018, Senior Director, and from October 2018 to present, Lead Director of Equitable Financial.
Bradley Tobin 1290 Avenue of the Americas, New York, New York 10104 (1974)	Vice President — Director of Risk	From March 2019 to present	From January 2019 to present, Vice President of EIM; from January 2019 to Present, Director, Risk Management, Equitable Financial; from March 2007 to January 2017, Vice President, Investment Management, Prudential Financial, Inc.; from March 2005 to January 2017, Vice President, AST Investment Services, Inc.; from March 2016 to January 2017, Vice President, Prudential Investments LLC.
Kiesha T. Astwood-Smith, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1973)	Vice President and Assistant Secretary	From September 2015 to present	From December 2015 to present, Vice President, Assistant Secretary and Associate General Counsel of EIM; from September 2015 to present, Senior Director and Counsel of Equitable Financial; from July 2006 to September 2015, Counsel of The Bank of New York Mellon; and from January 2010 to September 2015, Vice President and Assistant Secretary of the Dreyfus Family of Funds.
Maureen E. Kane, Esq. 1290 Avenue of the Americas, New York, New York 10104 (1962)	Vice President and Assistant Secretary	From March 2019 to present	From February 2019 to present, Lead Director and Associate General Counsel of Equitable Financial; from July 2014 to February 2019, Managing Director and Managing Counsel of The Bank of New York Mellon.
Victoria Zozulya, Esq. 1290 Avenue of the Americas, New York, New York, 10104 (1983)	Vice President and Assistant Secretary	From December 2018 to present	From September 2018 to present, Senior Director and Counsel of Equitable Financial; and from March 2014 to August 2018, Vice President and Assistant General Counsel, Neuberger Berman.
Helen Lai 1290 Avenue of the Americas, New York, New York 10104 (1973)	Assistant Vice President	From June 2016 to present	From February 2019 to present, Director and from March 2013 to January 2019, Pricing and Valuation-Compliance of EIM and Senior Manager of Equitable Financial.
Jennifer Mastronardi 1290 Avenue of the Americas, New York, New York 10104 (1985)	Assistant Vice President	From March 2012 to present	From December 2018 to present, Senior Director and from February 2009 to November 2018, Director of Equitable Financial; from April 2015 to present, Vice President of EIM.

1684

Name, Address and Year of Birth	Position(s) Held With Fund*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Roselle Ibanga 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Controller	From March 2009 to present	From February 2009 to present, Director of Equitable Financial.
Lisa Perrelli 1290 Avenue of the Americas, New York, New York 10104 (1974)	Assistant Controller	From March 2009 to present	From November 2012 to present, Senior Director of Equitable Financial.
Helen Espaillat 1290 Avenue of the Americas, New York, New York 10104 (1963)	Assistant Secretary	From March 2009 to present	From April 2018 to present, Director and Assistant Secretary and from July 2004 to March 2018, Lead Manager/Legal Assistant of Equitable Financial; and from March 2015 to present, Assistant Vice President and Assistant Secretary of EIM.
Lorelei Fajardo 1290 Avenue of the Americas, New York, New York 10104 (1978)	Assistant Secretary	From June 2016 to present	From March 2020 to present, Lead Manager/Legal Assistant and from July 2013 to February 2020, Senior Manager/ Legal Assistant of Equitable Financial.
Cheryl Cherian 1290 Avenue of the Americas, New York, New York 10104 (1979)	Assistant Secretary	From June 2019 to present	From April 2019 to present, Lead Manager—Legal Assistant of Equitable Financial; from November 2016 to March 2018, Compliance Associate at Manifold Fund Advisors; from 2009 to 2015, R&D scientist at Actavis.
Monica Giron 1290 Avenue of the Americas, New York, New York 10104 (1976)	Assistant Secretary	From July 2019 to present	From June 2019 to present, Lead Manager- Senior Legal Assistant of Equitable Financial; and from August 2015 to May 2019, Senior Paralegal at Gemini Fund Services.

*

The officers in the table above hold similar positions with two other registered investment companies in the fund complex. The registered investment companies in the fund complex include the Trust, EQ Premier VIP Trust, and 1290 Funds.

**	Each officer is elected on an annual basis.
***

During the fiscal year ended December 31, 2020, the Chief Compliance Officer of the Trust received, from the three registered investment companies in the fund complex for which he serves in that capacity, compensation in the amount of $248,900, of which the Trust paid $213,933.

1685

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES (Unaudited)

Shares of the Trust are offered to separate accounts of insurance companies in connection with the Contracts and may be offered to tax-qualified retirement plans and other qualified investors. Equitable Financial may be deemed to be a control person with respect to the Trust by virtue of its record ownership of the Trust’s shares. Shareholders owning more than 25% of the outstanding shares of a portfolio may take actions without the approval of other investors in the portfolio.

1686

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-877-222-2144 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.equitable-funds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Portfolios file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Portfolios’ Form N-PORT reports are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

1687

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 13(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Michael Clement, Donald E. Foley, and Caroline L. Williams serve on its audit committee as “audit committee financial experts” as defined in Item 3. Ms. Williams and Messrs. Clement and Foley are considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees for fiscal year 2020 were $4,500,033 and for fiscal year 2019 were $4,472,638.

(b)	Audit-Related Fees for fiscal year 2020 were $72,992 and for fiscal year 2019 were $0.

(c)	Tax Fees for fiscal year 2020 were $970,641 and for fiscal year 2019 were $1,215,140. Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d)	All Other Fees for fiscal year 2020 were $414,327 and for fiscal year 2019 were $353,500.

All other fees include amounts related to consultation on or review of the registrant’s various regulatory filings.

(e)(1) The registrant’s Audit Committee has adopted policies and procedures relating to the pre-approval of services performed by the registrant’s principal accountant. Audit, audit-related and non-audit services (including tax services) provided to the registrant require pre-approval by the Audit Committee. In the event that the estimated fees for such pre-approved audit, audit-related and non-audit services exceed the pre-approved estimated fees for such services, the excess amount must be approved by the Audit Committee or its delegate prior to payment.

(e)(2) None of the services included in (b) – (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	For fiscal year 2020: $2,613,584

For fiscal year 2019: $3,982,543

(h)

The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-advisers whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the annual report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable

Item 13.	Exhibits.

(a)(1)	The Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EQ Advisors Trust

By:	/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
March 5, 2021
/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer and Treasurer
March 5, 2021